UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

(This Form N-CSR relates solely to the Registrant’s 40 portfolios listed in Appendix A)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2017

Date of reporting period:	12/31/2017

Item 1 – Reports to Stockholders

Advanced Series Trust

ANNUAL REPORT	December 31, 2017

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Advanced Strategies Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST FI Pyramis® Quantitative Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

AST RCM World Trends Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2017

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Advanced Strategies Portfolio	A1
	AST Balanced Asset Allocation Portfolio	A74
	AST BlackRock Global Strategies Portfolio	A78
	AST FI Pyramis® Quantitative Portfolio	A145
	AST Preservation Asset Allocation Portfolio	A193
	AST Prudential Growth Allocation Portfolio	A197
	AST RCM World Trends Portfolio	A257
	Glossary	A283

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2017

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2018

Market Overview — unaudited	Annual Report	December 31, 2017

Equity Market Overview

Stocks markets around the world rallied in 2017 bolstered by reports of accelerating global economic growth. Equities in emerging markets posted the best returns. In the United States, the S&P 500® Index rose 21.82% and generated positive returns every month of the period.

Market and economic highlights

U.S. stocks performed well in the first quarter driven by investors’ hopes for tax cuts, a rise in consumer spending and corporate profits, and regulatory reforms. Positive economic news abroad also increased appetite for equities. In March, the Federal Reserve raised its target for the short-term federal funds rate by 0.25%, and would proceed to do so again in June and December. Central banks in several other countries scaled back their quantitative-easing efforts.

Second-quarter corporate profits were strong. In August, stocks retreated in reaction to mounting tensions between the U.S. and North Korea, but the pullback was short-lived. During the fourth quarter, stocks advanced again on positive corporate earnings, and in anticipation of tax reform. Corporate earnings rose at double-digit levels in Europe and Japan in the third quarter.

In late December, President Donald J. Trump signed the Tax Cuts and Jobs Act into law, reducing the corporate tax rate from 35% to 21% (effective 2018).

Following a sluggish first quarter, Gross Domestic Product (GDP) growth rose above 3% in the second and third quarters, yet inflation remained tame. The unemployment rate fell to 4.1% — its lowest level since 2000, and investment by businesses picked up. Unemployment also dropped in many other nations including Germany, the United Kingdom, and Japan. The U.S. dollar closed the year sharply lower against other major currencies.

Information technology stocks soar

For the 12 months, nine of the S&P 500’s 11 sectors turned in double-digit returns, and only two ended in negative territory. Information technology led with a return of 38.83%. Demand for cyclical stocks was strong. The materials sector was the second-best performer, rising 23.84%, followed by consumer discretionary, up 22.98%. Next in line was the financial sector, which gained 22.18%. Rising interest rates, which increase lenders’ profit margins; solid earnings, and a loosening of regulations boosted demand for this group. Investors snapped up health care stocks, which rose 22.08% in anticipation of health care reform. The industrials and consumer staples sectors followed, returning 21.03% and 13.49%, respectively.

Despite their favorable dividends, the defensive utilities and real estate sectors lagged but returned an impressive 12.11% and 10.85%, respectively. Telecommunications stocks, facing competitive pressures from cable companies, ended down 1.25%. Energy stocks finished down 1.01%. Their prices fell sharply during the first half of the year as oil prices tumbled, although both the sector and oil prices rebounded later in the year.

Growth and large-cap stocks outperform in Russell Indexes

The Russell US indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), ended 2017 higher. For the year, the Russell 1000 Growth Index returned 30.21%, more than doubling the Russell 1000 Value Index’s 13.66% return. Growth outperformed due in part to huge gains of large-cap tech stocks. By contrast, the energy sector detracted from value stocks’ performance. Large-cap equities, as measured by the Russell 1000® Index, gained 21.69%. The sector was bolstered by a pickup in economic activity abroad, U.S. dollar weakness, and rising short-term rates The Russell Midcap® Index returned 18.52%. Small-caps, as measured by the Russell 2000® Index, returned 14.65%.

Emerging markets lead international markets

Equities trading in emerging markets, particularly technology and financial issues, soared on reports of improving earnings and fundamentals. The MSCI Emerging Markets Index, net of dividends, rose 37.28% in U.S. dollars and 30.55% in local-currency terms. In U.S. dollars, Far East and Asian stocks rallied 43.53% and 42.83%, respectively. The Brazil, Russia, India, and China (BRIC) group advanced 41.75%, EMEA returned 24.54%. Latin America rose 23.74%, and Europe returned 20.54%.

On a country basis, Poland led with a return of 54.72%. China followed posting a return of 54.07%, and South Korea advanced 47.30%. Conversely, Pakistan, in contrast to its stellar performance in 2016, finished down 24.44%. Qatar dropped 11.51%.

The MSCI-EAFE Index, which measures the performance of developed markets excluding the United States and Canada, returned (net of dividends) 25.03% in U.S dollars and 15.23% in local-currency terms. In U.S. dollars, the best-performing markets were Austria, which returned 58.31%; Hong Kong, which rose 36.17%, and Denmark, which advanced 34.69%.

In the Pacific region, Singapore followed Hong Kong with a gain of 35.57%. Japan rose 23.99% driven by reports of explosive corporate earnings, increased trade, and monetary stimulus. Eurozone equities benefitted from a rise in consumer confidence and diminishing political uncertainty. “Heavy weights” in this group that performed well included France, which rose 28.75%; Italy, which advanced 28.43%; Germany, which returned 27.70%; and the United Kingdom, which gained 22.30%. Israel bucked the trend, returning merely 2.06%.

Market Overview — unaudited	Annual Report	December 31, 2017

Fixed Income Market Overview

Bond markets in many developed and emerging markets advanced in 2017 despite interest rate hikes and other reductions in economic stimulus by central banks, broad-based global economic expansion, rising commodity prices, and geopolitical concerns.

Over the 12-month period, based on the performance of Bloomberg Barclays bond indexes, U.S. investment-grade bonds returned 3.54%. Corporate high-yield bonds returned 7.50%. Investment-grade corporate bonds followed with a gain of 6.42%. Treasury Inflation Protected Securities (TIPS) advanced 3.01%. Agency mortgage-backed securities returned 2.47%, closing marginally higher than U.S. Treasury securities, which returned 2.30%.

Municipal bonds advanced 5.45% and global investment-grade bonds gained 7.40%, according to Bloomberg Barclays bond index returns. Emerging markets, as measured by the J.P. Morgan EMBI Global Diversified Index, outperformed with a return of 10.26%.

Central banks react to global economic growth

Following a sluggish first quarter, Gross Domestic Product (GDP) growth in the U.S. rose above 3% in the second and third quarters. The unemployment rate fell to 4.1% — its lowest level since 2000, and investment by businesses picked up. Unemployment also dropped in many other nations including Germany, the United Kingdom, and Japan, which benefited from its aggressive stimulus campaign. Oil prices dropped in the first half of the year but rallied later, particularly in the final quarter, to close the period higher. In contrast to the euro, the U.S. dollar closed the year sharply lower against other major currencies.

Despite low inflation, the Federal Reserve raised its target for the short-term federal funds interbank-lending rate three times during the year, each time by a quarter of a percentage point. Central banks in several other countries scaled back their quantitative-easing efforts.

During the period, the European Central Bank (ECB) trimmed its bond purchases and said that it would further reduce them in 2018. Central banks, including the Bank of England and the People’s Bank of China, raised interest rates.

In late December, President Donald J. Trump signed the Tax Cuts and Jobs Act into law, reducing the corporate tax rate from 35% to 21% (effective January 2018).

U.S. Treasury yield curve flattens

The gap between yields on two-year and 10-year U.S. treasuries narrowed considerably as the Fed raised short-term rates, although the bond markets took the incremental rate hikes in stride thanks to the central bank’s forward guidance. Over the 12 months, long-term treasury bonds in particular posted sizeable gains. The yield on the 10-year U.S. Treasury, which moves opposite to price, ended the period at 2.40%.

Corporate bonds advance

Investors’ favorable reception to U.S. tax reforms, solid corporate earnings, and positive global economic growth drove U.S. corporate bond prices higher over the year.

In the investment-grade arena, long-term U.S. corporate bonds performed especially well. European bonds trailed their U.S. peers by a wide margin but outperformed U.S. Treasuries.

In the U.S. high-yield category, the lowest-rated credits performed best. Bonds rated CCC returned 10.6% for the year, according to Bloomberg Barclays data. Returns of U.S. high-yield bonds were more modest in the final quarter of the year due in part to uncertainties regarding tax reform, global growth, and other factors.

Emerging market bonds and currencies rally

Emerging markets overall generated impressive returns despite political uncertainties and rising short-term interest rates in developed markets. The returns were fueled by global economic expansion; a rise in commodity prices such as oil, which retreated during the first half of the year but rebounded to close the year higher at about $60 per barrel; a weaker U.S. dollar (in contrast to the strong performance of currencies of many emerging markets); and relatively tame inflation. Economic growth in countries including Russia, Brazil, and Argentina, expanded in 2017 after contracting the prior year.

TIPS advance as year comes to a close

Although some bond categories like U.S. high-yield bonds lost momentum in the final month of the period, inflation-linked U.S. TIPS rose 0.92% that month — accounting for nearly one-third of their return for the 12 months.

AST Advanced Strategies Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	16.92%	9.32%	5.99%
Blended Index	14.44	8.89	5.72
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Advanced Strategies Portfolio returned 16.92%.

The net assets of the Portfolio at December 31, 2017 were $9,272.5 million.

The investment objective of the Portfolio is to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies. The Portfolio is subadvised by Brown Advisory (Brown), LLC, LSV Asset Management (LSV), Loomis, Sayles & Company, L.P. (Loomis Sayles), PGIM Fixed Income, Pacific Investment Management Company (PIMCO), Quantitative Management Associates LLC (QMA), T. Rowe Price Associates, Inc., and William Blair Investment Management LLC (William Blair).

What were market conditions during the reporting period?

The corporate earnings recovery that began in late 2016 strengthened, providing a tailwind to US stocks. Expectations for pro-growth fiscal policies following the presidential election further fueled equity market gains, with the corporate tax cuts signed into law in late December being a notable example. Foreign stock markets posted even larger returns, catalyzed by robust and synchronized global economic growth. Notably, Europe and Japan showed several reflationary signs that ignited strong returns in their respective stock markets, while several emerging economies benefited from the stabilization of energy markets. Given the failure of inflation to materialize globally to any significant degree, global bonds performed better than initially expected, but still underperformed global equities. Yield curves for the most part ended the period flatter as longer-term yields declined.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio was overweight, equities, holding more than the Blended Index in both US and international equities, with expectations that equities would outpace bonds. Tactical allocations added to the Portfolio’s performance relative to the Index. In fixed income, US Treasury and Treasury inflation-protected securities (TIPS) positions in the Portfolio’s active overlay component slightly detracted as neither area benefited from favorable credit returns this year. However, these losses were more than mitigated by the Portfolio’s overall underweight exposure to bonds. Performance also benefited from allocating away from commodities and toward domestic equities. Although commodities performed positively, the returns did not keep pace with strong equity market returns.

Within the equity subadvisers, T. Rowe Price added the most value in domestic equity while William Blair contributed the most value in international equity. Within fixed income, Prudential Core Plus and PIMCO Hedged International both meaningfully contributed to the Portfolio’s outperformance. All Portfolio subadvisers outperformed their strategy benchmarks.

Some Portfolio strategies make significant use of derivatives. For example, the PIMCO Real Return Strategy uses futures contracts to gain exposure to real estate and commodities. The Portfolio’s bond strategies use derivatives to manage portfolio risk, provide liquidity, and help exploit market inefficiencies. The Portfolio’s active overlay component, subadvised by QMA, uses both ETFs and futures to manage cash flows and provide liquidity, as well as to implement the tactical asset allocation decisions described above. The use of derivatives in the PIMCO Real Return Strategy contributed to the Portfolio’s outperformance relative to the benchmark, while the contributions from the active overlay portion were flat to slightly positive. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST Balanced Asset Allocation Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	14.90%	8.99%	5.37%
Blended Index	14.32	9.32	6.36
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Balanced Asset Allocation Portfolio returned 14.90%.

The net assets of the Portfolio at December 31, 2017 were $11,444.6 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

The corporate earnings recovery that began in late 2016 strengthened, providing a tailwind to US stocks. Expectations for pro-growth fiscal policies following the presidential election further fueled equity market gains, with the corporate tax cuts signed into law in late December being a notable example. Foreign stock markets posted even larger returns, catalyzed by robust and synchronized global economic growth. Notably, Europe and Japan showed several reflationary signs that ignited strong returns in their respective stock markets, while several emerging economies benefited from the stabilization of energy markets. Given the failure of inflation to materialize globally to any significant degree, global bonds performed better than initially expected, but still underperformed global equities. Yield curves for the most part ended the period flatter as longer-term yields declined.

What strategies or holdings affected the Portfolio’s performance?

Tactical allocations added to the Portfolio’s performance relative to the Portfolio’s Blended Index (the Index). The Portfolio was overweight, meaning the underlying equity funds held more holdings of both US and international equities than the Index, with expectations that equities would outpace bonds. However, the Portfolio’s relative performance was adversely affected by holdings in the liquidity sleeve where international equity futures underperformed on the heels of a weaker US dollar. Additionally, subadvisers of the underlying fixed income funds had lowered their interest rate exposure by holding limited duration bonds and extra cash in anticipation of continued Fed policy normalization. Although the Fed did hike rates three times and began to unwind its balance sheet, longer-duration bonds outperformed as inflation remained in check. This was a mild headwind for the Portfolio’s relative returns, although losses were mitigated by an underweight exposure to bonds, as well as an allocation to high yield bonds which benefited from further spread compression.

Subadviser selection added value to Portfolio performance, relative to the the Index. The large-cap growth and value managers outperformed their respective benchmarks with the exception of Goldman Sachs Large Cap Value. AST International Growth added value whereas AST International Value detracted. AQR Large Cap Core, QMA Large Cap Core, and Clearbridge Dividend Growth underperformed their respective benchmarks. Within fixed income, the domestic managers added value whereas the global managers detracted from performance.

During the period Boston Partners Large Cap Value merged into AST Goldman Large Cap Value, and QMA Emerging Markets Equity merged into AQR Emerging Markets Equity.

A small cash position used to manage day-to-day liquidity detracted from Portfolio performance relative to the benchmark as both equity and fixed income markets outperformed cash. The Portfolio’s fund-of-funds structure is managed by QMA with an active overlay component that uses derivatives to gain market exposure. Within the component, index futures are used to provide liquidity rather than to enhance Portfolio performance. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST BlackRock Global Strategies Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	12.61%	6.32%	5.27%
Blended Index	12.18	6.64	5.87
S&P 500 Index	21.82	15.78	13.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/29/2011. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST BlackRock Global Strategies Portfolio returned 12.61%.

The net assets of the Portfolio at December 31, 2017 were $2,501.9 million.

The investment objective of the Portfolio is to seek a high total return consistent with a moderate level of risk. The Portfolio is subadvised by BlackRock Financial Management, Inc., and BlackRock International, Ltd.

What were market conditions during the reporting period?

The synchronized expansion in the global economy, ongoing softness in inflation, and reduced political risk provided a steady backdrop for strong performance across most asset classes in 2017. The global expansion has been underpinned by a turnaround in export-oriented sectors and manufacturing activity. As economic slack continued to diminish, several central banks moved to modestly tighten monetary policy. Political uncertainty in Europe over the UK’s efforts to leave the European Union, a referendum in Italy, and the French presidential election raised market concerns early in the year. However, European economic data was broadly resilient to these perceived negative shocks. In addition, Emmanuel Macron’s victory in the French election led to a lessening in political risk and was taken as a positive sign by markets.

The second half of 2017 broadly saw a continuation of the economic trends that had prevailed during the first half, as global growth remained firm and inflation data generally disappointed. The fourth quarter brought growing expectations for a tighter monetary policy stance by the Federal Reserve (Fed) and long-awaited signs of progress on US fiscal policy. In response, global equity markets rallied and bond yields rose, although there were differences along the yield curve, with the short end of the curve, which is more sensitive to central bank monetary policy, rising sharply and longer-maturity yields experiencing a more muted increase.

What strategies or holdings affected the Portfolio’s performance?

Throughout the year, the Portfolio benefited from a combination of directional fixed income and relative value equity and currency views. The largest positive contributor to performance was an overweight to the Blended Index’s holdings in the euro. This positioning was initiated in late 2016 and its performance was mixed during the first quarter of 2017, as geopolitical uncertainty in the eurozone led to asset price volatility in the region. However, after Macron’s victory in the French presidential election, markets priced in a more optimistic outlook, including the expectation that the European Central Bank would move to a more hawkish monetary policy stance.

This fueled strong appreciation in the euro, which contributed positively to performance, and the Portfolio took profits on the position. In the second half of the year, the Portfolio’s relative value overweight in Japanese equities versus Korean, Taiwanese, and US equities added substantially to returns, as Japanese equities outpaced these markets during the fourth quarter. Japanese economic data was remarkably strong throughout 2017, as the combination of solid consumption and accelerating capital expenditures boosted domestic activity. Although market pricing had lagged behind improving macro data during the first half of the year, the gap closed considerably in the second half. A directional underweight in US duration in the five-year segment of the yield curve contributed positively during the fourth quarter when the US yield curve flattened materially on anticipation of additional Federal Reserve monetary policy tightening and doubts about the long-term inflationary backdrop. (Duration is a measure of a bond’s price sensitivity to interest rates over time.)

Detractors from the Portfolio’s performance during the year included an overweight to the Index’s holdings in the Canadian dollar versus the US dollar. The Bank of Canada appeared to look past persistent weakness in domestic inflation data and raised interest rates in July and September, which weighed on the position, and it was eliminated from the Portfolio.

The Portfolio used equity, fixed income, and currency derivatives as a normal part of the investment strategy to efficiently implement and manage risk. Overall, the use of derivatives rather than physical instruments had a positive, but somewhat immaterial, impact on the Portfolio’s performance relative to the benchmark. Derivative positions, held as part of the active views segment of the Portfolio, generally had a positive impact on the Portfolio’s performance relative to the benchmark. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST FI Pyramis® Quantitative Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	16.47%	7.74%	3.91%
Blended Index	15.94	8.57	5.35
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST FI Pyramis® Quantitative Portfolio returned 16.47%.

The net assets of the Portfolio at December 31, 2017 were $5,303.7 million.

The investment objective of the Portfolio is long-term capital growth balanced by current income. The Portfolio is subadvised by FIAM LLC.

What were market conditions during the reporting period?

2017 was a remarkable year for investors. Equity markets had strong returns and pushed toward record highs across the world while exhibiting extraordinarily low volatility. Stocks overlooked downside risks and proved resilient to tighter monetary policy from major central banks and to geopolitical risks — especially those emanating from North Korea. Instead, equity markets focused on an accelerating and synchronized global expansion and the prospect of stronger growth in the US due to lower tax rates and more fiscal stimulus. Further adding to the benign macroeconomic backdrop, inflation remained broadly stable at low levels and unemployment rates continued to fall globally.

Bond investors also experienced positive returns, as credit spreads compressed and longer-dated bond yields fell during the year in spite of three interest rate hikes by the Federal Reserve (Fed) and the beginning of the unwinding of mortgage securities from the Fed’s balance sheet after ending its quantitative easing program. From a political standpoint, the UK gave start to Brexit negotiations by triggering Article 50, while European elections generally produced market-friendly outcomes. In China, President Xi Jinping used the much-awaited 19th National Congress of the Communist Party to consolidate his power. He was elevated to the level of paramount leader, which may extend his influence over Chinese politics beyond the end of his second term.

What strategies or holdings affected the Portfolio’s performance?

Portfolio performance for the year was strong, aided both by asset allocation and security selection. From an asset allocation standpoint, the main contributor to positive performance was an overweight to equities funded from bonds. Within equities, the overweight to international stocks, especially Emerging Markets (EM) (an out-of-benchmark position), further helped to add value. From a multi-asset perspective, 2017 was a good year for value and momentum factors. Asset classes with lower valuations generally outperformed more expensive asset classes, while asset classes that had done well in 2016 tended to maintain their strong performance in 2017.

It was also a good year for security selection. Within equities, the low correlation across sectors helped stock pickers, as sectors performed according to their own fundamentals. All equity sleeves, except for Select International, outperformed their benchmarks. The performance of the Select Emerging Markets portion of the Portfolio was particularly strong. Security selection was also additive within fixed income, where all active managers outperformed their respective benchmarks.

The Portfolio used futures contracts on major global stock indexes to manage cash flow, and these holdings had a modest impact on performance relative to the Portfolio’s index. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST Preservation Asset Allocation Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	10.13%	6.10%	4.82%
Blended Index	9.72	6.30	5.49
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Preservation Asset Allocation Portfolio returned 10.13%.

The net assets of the Portfolio at December 31, 2017 were $6,996.2 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

The corporate earnings recovery that began in late 2016 strengthened, providing a tailwind to US stocks. Expectations for pro-growth fiscal policies following the presidential election further fueled equity market gains, with the corporate tax cuts signed into law in late December being a notable example. Foreign stock markets posted even larger returns, catalyzed by robust and synchronized global economic growth. Notably, Europe and Japan showed several reflationary signs that ignited strong returns in their respective stock markets, while several emerging economies benefited from the stabilization of energy markets. Given the failure of inflation to materialize globally to any significant degree, global bonds performed better than initially expected, but still underperformed global equities. Yield curves for the most part ended the period flatter as longer-term yields declined.

What strategies or holdings affected the Portfolio’s performance?

Tactical allocations added to the Portfolio’s performance relative to the blended benchmark. The Portfolio was overweight both US and international equities with expectations that equities would outpace bonds. However, the Portfolio’s relative performance was adversely impacted by holdings in the liquidity sleeve, where international equity futures underperformed on the heels of a weaker US dollar. Additionally, managers of the fixed income sleeves had lowered their interest rate exposure by holding limited duration bonds and extra cash in anticipation of continued Fed policy normalization. Although the US Federal Reserve Bank did hike rates three times and began to unwind its balance sheet, longer-duration bonds outperformed as inflation remained in check. This was a mild headwind for the Portfolio’s relative returns, although losses were mitigated by an underweight exposure to bonds, as well as an allocation to high yield bonds which benefited from further spread compression.

Subadviser selection added value to Portfolio’s performance relative to the Blended Index (the Index). The large-cap growth and value managers outperformed their respective benchmarks with the exception of Goldman Sachs Large Cap Value. AST International Growth added value whereas AST International Value detracted. AQR Large Cap Core, QMA Large Cap Core, and Clearbridge Dividend Growth underperformed their respective benchmarks. Within fixed income, the domestic managers added value whereas the global managers detracted from performance.

A small cash position used to manage day-to-day liquidity detracted from Portfolio performance as both equity and fixed income markets outperformed cash. The Portfolio’s fund-of-funds structure is managed by QMA with an active overlay component that uses derivatives to gain market exposure. Within the component, index futures are used to provide liquidity rather than to enhance Portfolio performance. The overlay detracted slightly from the Portfolio’s performance relative to the benchmark, over the period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Prudential Growth Allocation Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	16.10%	10.17%	4.33%
Blended Index	16.26	10.46	6.60
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Prudential Growth Allocation Portfolio returned 16.10%.

The net assets of the Portfolio at December 31, 2017 were $20,624.6 million.

The investment objective of the Portfolio is to seek total return. The Portfolio is subadvised by PGIM Fixed Income and Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

2017 was a year hallmarked by synchronized, strong global growth and incredibly low volatility in which most asset classes posted positive absolute returns.

In the US, the corporate earnings recovery that began in late 2016 strengthened, with earnings growth close to 12% in 2017, providing a tailwind for riskier asset classes. Expectations for pro-growth US policies, which eventually materialized into corporate tax cuts, further fueled the gains and resulted in a US stock market return, as measured by the S&P 500 Index of 21.82%. These fundamentals were underpinned by a strong economic environment in which unemployment hit a decade low, renewed business optimism translated into a jump in capital expenditures, and the manufacturing sector surprised to the upside.

Non-US stock markets saw even larger returns, catalyzed by robust and synchronized global economic growth. Developed markets were led by Europe and Japan, which showed several reflationary signs that ignited strong returns in their stock markets, while their monetary policy conditions broadly remained accommodative. Given the improved growth backdrop in these economies, the US dollar depreciated throughout the year, adding further to the returns of US investors in foreign equities. The stabilization of energy markets, with Brent crude oil prices up 21%, benefited emerging economies overall, fueling robust returns in both their stock and bond markets. Political stability and a strong growth backdrop in China assuaged concerns related to the emerging markets, boosting investor confidence.

Within fixed income markets overall, the Federal Reserve remained in focus as policymakers continued monetary policy normalization, hiking short rates three times, and started to unwind the central bank’s balance sheet. However, yields on long maturity bonds remained low, as inflation expectations were subdued through most of the year. This resulted in the flattening of the yield curve, a prominent recessionary signal, which caught the attention of investors heading into 2018. Credit markets, with high yield bonds a notable standout, continued to outperform as improvement in the economic backdrop and corporate fundamentals fueled further spread tightening. Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.

What strategies or holdings affected the Portfolio’s performance?

Both tactical short-term asset allocation and the performance of the underlying subadvisers contributed positively to the Portfolio’s performance. The largest driver of tactical gains was an overweight (holding a higher percentage than the Index) in global equities, as US and MSCI EAFE stock markets significantly outperformed US bonds by 18% and 22%, respectively. An allocation to emerging market stocks also added value as the asset class gained 28%. All international gains are measured by the MSCI-EAFE Index. Tactical gains were partially offset by an overweight in mid-cap and small-cap stocks for much of the period, as these market segments lagged large-cap stocks. The performance of the QMA US equity sleeves was a large driver of Portfolio performance as every sleeve, except for the small-cap equity sleeve, beat their respective benchmark indices by wide margins. For example, the US large-cap and MSCI EAFE IMI equity sleeves outperformed by 2.3% and 1.8%, respectively. The PGIM Fixed Income bond sleeve also outperformed its benchmark index by a sizeable margin. In late December, the Portfolio added a new strategy, the QMA International Opportunities strategy, which provides exposure to both MSCI EAFE and emerging market stocks.

The Portfolio holds several derivatives, including stock futures and Treasury bond futures, to manage liquidity needs for redemptions. These derivatives generally do not affect performance significantly, although they added to returns relative to the benchmark during the period, due to positive contributions from international stock futures that had hedged currency exposure. The Portfolio also held interest rate swaps, credit default swaps, and forward foreign currency exchange contracts in the various subadvisory sleeves. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST RCM World Trends Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	16.23%	7.53%	4.53%
Blended Index	15.31	8.45	5.65
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST RCM World Trends Portfolio returned 16.23%.

The net assets of the Portfolio at December 31, 2017 were $5,642.7 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Portfolio is subadvised by Allianz Global Investors U.S. LLC.

What were market conditions during the reporting period?

Risk assets, including emerging market equities and bonds, outperformed traditional safe-haven assets such as US Treasuries. At the start of the period, optimism about both global growth and the incoming Trump administration’s capacity to implement health care and tax reform helped fuel a run-up in equities. This momentum continued as global economic data remained robust in the context of subdued inflation. In the US, stocks ran up on a better-than-expected gross domestic product (GDP) and continued improvement in the labor market. Momentum in US equities persisted despite temporary shocks caused by hurricanes in the third quarter and policy setbacks, including a failure to enact a health care overhaul. Overall, emerging markets outperformed developed markets, with the US and Japan the strongest developed markets. European equities also posted double-digit returns, although a strengthening euro exchange rate in the first three quarters was a drag on performance.

Given the failure of inflation to materialize globally, global bonds performed better than initially expected, but still underperformed global equities. Yield curves for the most part ended the year flatter as longer-term yields declined. The most pronounced flattening was in the US where the yield difference between the 2- and 30-year Treasury bonds fell below 100 basis points (a basis point is 1/100th of a percentage point) for the first time in a decade. Flattening was avoided in the eurozone, where bond yields rose across the curve partially in response to a gradual pickup in inflation expectations and the fourth-quarter announcement from the European Central Bank that it would maintain its long-term asset purchase program through September 2018.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s performance relative to the Blended Index (the Index) was due to a combination of allocation and selection effects. From an allocation perspective, contributors included an overweight (more holdings than the Index) to global equities, including US equities and particularly emerging markets. Within US equities, an overweight to small-cap equities in certain periods when small-cap outperformed large-cap stocks, added value. Allocation to US bonds detracted as the Portfolio maintained an underweight (fewer holdings than the Index) to Treasuries in the first half of the year as yields fluctuated, but ultimately declined through the end of the second quarter. The Portfolio became neutral Treasuries as yields began to rise in August.

From a selection perspective, exposure to global and emerging market equities contributed to Portfolio performance. The Portfolio’s Best Style Global and Best Style Emerging Market strategies added value primarily due to outperformance of the momentum and quality factors. Selection also contributed in US small-cap and European growth equities, as well as in emerging market bond strategies.

In terms of positioning, the overweight in the equity portion of the Portfolio was maintained throughout the period while the Portfolio’s underweight positioning in US government bonds initiated at the end of 2016 was brought to neutral in August. At year-end, the Portfolio’s exposures were still neutral US bonds and overweight global equities, including emerging market equities, and modestly underweight commodities.

Adjustments to the Portfolio’s allocation are typically implemented through the use of certain derivatives, such as futures, to adjust equity and fixed income exposures, or forward contracts to manage currency exposures. The Portfolio’s exposure to equities through futures contracts added value relative to the benchmark. While positioning in certain foreign exchange forwards added value, foreign exchange forwards overall detracted from results relative to the benchmark. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2017

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

AST Advanced Strategies Portfolio Blended Index consists of Russell 3000 Index (40%), an unmanaged a market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays Global Aggregate Bond US Hedged Index (30%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, Custom Extended Markets Index (10%) an unmanaged index which is comprised of equal weightings to the Bloomberg Barclays US TIPS Index, Bloomberg Commodity Index, and the Wilshire US REIT Total Return Index, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST Balanced Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (48%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST BlackRock Global Strategies Portfolio Blended Index consists of MSCI All Country World Index (GD) (40%) a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg Barclays US Aggregate Bond Index (30%) an unmanaged index comprised of more than 5,000 government and corporate bonds, Bloomberg Barclays US High Yield 2% Issuer Capped Index (15%) an unmanaged index of the 2% Issuer Cap component of the Bloomberg Barclays Capital High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt. Wilshire US REIT Total Return Index (10%) an unmanaged index that measures US publicly traded real estate investment trusts, and Bloomberg Commodity Index (5%) an unmanaged index composed of commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc.

AST FI Pyramis® Quantitative Portfolio Blended Index consists of S&P 500 Index (27%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg Barclays US Aggregate Bond Index (35%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (32.5%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. Russell 2000 Index (5.5%) is an unmanaged market-cap weighted index that measures the performance of approximately 2000 small-cap companies in the Russell 3000 Index, which is made up of 3000 of the biggest US stocks.

AST Preservation Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (28%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (65%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (7%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST Prudential Growth Allocation Portfolio Blended Index consists of Russell 3000 Index (55%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (30%) is an unmanaged index that measures

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2017

the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST RCM World Trends Portfolio Blended Index consists of S&P 500 Index (17.5%) is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI (Morgan Stanley Capital International) All Country World Index (Morgan Stanley Capital International) (GD) (42.5%), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2017

AST Advanced Strategies
Five Largest Holdings	(% of Net Assets)
SPDR S&P 500 ETF Trust Fund	3.0%
iShares MSCI EAFE Fund	2.1%
iShares Core U.S. Aggregate Bond Fund	1.8%
Alibaba Group Holding Ltd. (China), ADR	1.0%
Amazon.com, Inc.	1.0%

AST Balanced Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST Prudential Core Bond Portfolio	7.6%
AST QMA Large-Cap Portfolio	7.5%
AST AQR Large-Cap Portfolio	7.5%
AST Wellington Management Global Bond Portfolio	6.2%
AST AB Global Bond Portfolio	5.2%

AST BlackRock Global Strategies
Fund Composition	(% of Net Assets	)
Common Stocks	31.6%
Corporate Bonds	24.4%
U.S. Government Agency Obligations	8.2%
Asset-Backed Securities	4.4%
U.S. Treasury Obligations	1.9%

AST FI Pyramis® Quantitative
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 2.250%, 02/15/27	0.9%
U.S. Treasury Notes 2.125%, 05/15/25	0.7%
U.S. Treasury Notes 2.125%, 06/30/22	0.6%
U.S. Treasury Notes 2.375%, 08/15/24	0.6%
Microsoft Corp.	0.5%

AST Preservation Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	13.2%
AST Wellington Management Global Bond Portfolio	10.7%
AST AB Global Bond Portfolio	9.1%
AST Western Asset Core Plus Bond Portfolio	8.9%
AST QMA Large-Cap Portfolio	4.5%

AST Prudential Growth Allocation
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.1%
JPMorgan Chase & Co.	0.7%
Facebook, Inc. (Class A Stock)	0.7%
Microsoft Corp.	0.7%
Alphabet, Inc. (Class C Stock)	0.6%

AST RCM World Trends
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.6%
Microsoft Corp.	1.1%
JPMorgan Chase & Co.	1.0%
Johnson & Johnson	1.0%
U.S. Treasury Notes 1.000%, 05/15/18	0.9%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2017

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Advanced Strategies Portfolio	Actual	$1,000.00	$1,080.20	0.90%	$4.72
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58
AST Balanced Asset Allocation Portfolio	Actual	$1,000.00	$1,072.50	0.94%	$4.91
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79
AST BlackRock Global Strategies Portfolio	Actual	$1,000.00	$1,058.10	1.11%	$5.76
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65
AST FI Pyramis® Quantitative Portfolio	Actual	$1,000.00	$1,071.40	0.94%	$4.91
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79
AST Preservation Asset Allocation Portfolio	Actual	$1,000.00	$1,047.90	0.94%	$4.85
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79
AST Prudential Growth Allocation Portfolio	Actual	$1,000.00	$1,087.20	0.86%	$4.52
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38
AST RCM World Trends Portfolio	Actual	$1,000.00	$1,077.80	1.02%	$5.34
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2017, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST ADVANCED STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 98.2%
AFFILIATED MUTUAL FUNDS — 2.9%	Shares	Value
AST Goldman Sachs Small-Cap Value Portfolio*	2,318,188	$55,056,958
AST Small-Cap Growth Opportunities Portfolio*	3,502,420	69,417,957
AST Small-Cap Growth Portfolio*	1,541,821	68,626,467
AST Small-Cap Value Portfolio*	2,627,258	75,244,682

TOTAL AFFILIATED MUTUAL FUNDS (cost $190,708,939)(w)		268,346,064

COMMON STOCKS — 51.8%
Aerospace & Defense — 0.9%
BAE Systems PLC (United Kingdom)	1,244,200	9,613,075
Boeing Co. (The)	76,400	22,531,124
BWX Technologies, Inc.	155,357	9,397,545
Leonardo SpA (Italy)	174,700	2,075,991
Meggitt PLC (United Kingdom)	317,500	2,061,637
Raytheon Co.	51,400	9,655,490
Safran SA (France)	120,785	12,458,407
United Technologies Corp.	131,600	16,788,212

		84,581,481

Air Freight & Logistics — 0.8%
Deutsche Post AG (Germany)	148,200	7,044,454
Expeditors International of Washington, Inc.	410,816	26,575,687
Royal Mail PLC (United Kingdom)	446,600	2,728,542
United Parcel Service, Inc. (Class B Stock)	286,564	34,144,101

		70,492,784

Airlines — 0.5%
Air New Zealand Ltd. (New Zealand)	1,979,200	4,468,934
Deutsche Lufthansa AG (Germany)	215,400	7,910,266
easyJet PLC (United Kingdom)	131,800	2,598,828
International Consolidated Airlines Group SA (United Kingdom)	396,900	3,475,852
Japan Airlines Co. Ltd. (Japan)	118,800	4,641,499
Qantas Airways Ltd. (Australia)	1,335,100	5,234,994
Southwest Airlines Co.	322,000	21,074,900

		49,405,273

Auto Components — 0.8%
Cie Generale des Etablissements Michelin (France)	119,452	17,088,190
GKN PLC (United Kingdom)	769,940	3,310,978
Keihin Corp. (Japan)	174,400	3,541,993
Magna International, Inc. (Canada)	313,700	17,777,379
Showa Corp. (Japan)	178,800	2,214,795
Toyo Tire & Rubber Co. Ltd. (Japan)	123,700	2,542,070
Toyoda Gosei Co. Ltd. (Japan)	117,000	2,968,500
Valeo SA (France)	253,127	18,855,591
Yokohama Rubber Co. Ltd. (The) (Japan)	184,100	4,496,885

		72,796,381

Automobiles — 0.7%
Bayerische Motoren Werke AG (Germany)	53,100	5,505,507
Daimler AG (Germany)	107,900	9,124,050
General Motors Co.	76,700	3,143,933
Hero MotoCorp. Ltd. (India)	170,598	10,104,789
Isuzu Motors Ltd. (Japan)	323,200	5,396,561

COMMON STOCKS (continued)	Shares	Value
Automobiles (continued)
Mazda Motor Corp. (Japan)	259,600	$3,469,124
Nissan Motor Co. Ltd. (Japan)	635,100	6,323,112
Renault SA (France)	47,600	4,777,982
Suzuki Motor Corp. (Japan)	143,500	8,306,304
Toyota Motor Corp. (Japan)	53,976	3,439,891
Volkswagen AG (Germany)	29,800	6,013,892

		65,605,145

Banks — 4.2%
ABN AMRO Group NV (Netherlands), CVA, 144A	219,100	7,063,957
Australia & New Zealand Banking Group Ltd. (Australia)	150,300	3,353,050
Banco Santander SA (Spain)	668,600	4,383,487
Bank Hapoalim BM (Israel)	559,300	4,107,372
Barclays PLC (United Kingdom)	761,200	2,083,682
Bendigo & Adelaide Bank Ltd. (Australia)	413,300	3,750,489
BNP Paribas SA (France)	296,385	22,047,608
China Merchants Bank Co. Ltd. (China) (Class H Stock)	3,658,500	14,484,230
Citigroup, Inc.	467,300	34,771,793
Credit Agricole SA (France)	334,600	5,524,915
Danske Bank A/S (Denmark)	200,400	7,799,969
DBS Group Holdings Ltd. (Singapore)	353,200	6,532,887
DNB ASA (Norway)	317,000	5,868,119
Fifth Third Bancorp	1,039,500	31,538,430
Gunma Bank Ltd. (The) (Japan)	459,000	2,765,570
ING Groep NV (Netherlands)	325,100	5,967,758
JPMorgan Chase & Co.	652,300	69,756,962
KBC Group NV (Belgium)	162,942	13,884,806
Keiyo Bank Ltd. (The) (Japan)	327,000	1,493,987
Lloyds Banking Group PLC (United Kingdom)	5,987,700	5,490,606
Mediobanca SpA (Italy)	218,900	2,480,291
Mitsubishi UFJ Financial Group, Inc. (Japan)	2,644,800	19,248,763
Mizuho Financial Group, Inc. (Japan)	2,654,300	4,799,213
National Australia Bank Ltd. (Australia)	135,200	3,104,892
Nishi-Nippon Financial Holdings, Inc. (Japan)	128,800	1,536,892
Nordea Bank AB (Sweden)	293,400	3,552,477
Resona Holdings, Inc. (Japan)	1,007,500	6,003,462
Societe Generale SA (France)	100,100	5,160,694
Sumitomo Mitsui Financial Group, Inc. (Japan)	122,100	5,263,061
Swedbank AB (Sweden) (Class A Stock)	92,300	2,226,719
Toronto-Dominion Bank (The) (Canada)	245,288	14,371,886
U.S. Bancorp	435,400	23,328,732
Wells Fargo & Co.	821,100	49,816,137

		393,562,896

Beverages — 0.9%
Coca-Cola Co. (The)	536,032	24,593,148
Monster Beverage Corp.*	612,456	38,762,340
PepsiCo, Inc.	155,700	18,671,544

		82,027,032

Biotechnology — 0.7%
Amgen, Inc.	94,278	16,394,944

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
CSL Ltd. (Australia)	147,727	$16,234,274
Gilead Sciences, Inc.	191,200	13,697,568
Regeneron Pharmaceuticals, Inc.*	57,916	21,774,099

		68,100,885

Building Products — 0.8%
A.O. Smith Corp.	220,321	13,501,271
Daikin Industries Ltd. (Japan)	151,800	17,937,140
Geberit AG (Switzerland)	24,191	10,648,068
Johnson Controls International PLC	552,441	21,053,527
Kingspan Group PLC (Ireland)	342,678	15,015,425

		78,155,431

Capital Markets — 2.2%
3i Group PLC (United Kingdom)	447,300	5,506,751
Ameriprise Financial, Inc.	68,000	11,523,960
Bank of New York Mellon Corp. (The)	445,200	23,978,472
Brookfield Asset Management, Inc. (Canada) (Class A Stock)(a)	372,677	16,226,357
FactSet Research Systems, Inc.(a)	81,846	15,776,635
Intermediate Capital Group PLC (United Kingdom)	64,600	997,478
Invesco Ltd.	159,200	5,817,168
Investec PLC (South Africa)	263,400	1,896,542
London Stock Exchange Group PLC (United Kingdom)	149,467	7,644,741
Macquarie Group Ltd. (Australia)	170,014	13,149,714
Man Group PLC (United Kingdom)	1,118,400	3,112,106
Morgan Stanley	663,700	34,824,339
Partners Group Holding AG (Switzerland)(a)	17,616	12,070,365
SEI Investments Co.	426,073	30,617,606
St. James’s Place PLC (United Kingdom)	534,338	8,827,321
UBS Group AG (Switzerland)*	457,600	8,407,374

		200,376,929

Chemicals — 1.1%
Arkema SA (France)	124,956	15,213,944
BASF SE (Germany)	60,700	6,654,610
CF Industries Holdings, Inc.	350,400	14,906,016
DowDuPont, Inc.	314,664	22,410,370
Ecolab, Inc.	155,454	20,858,818
Kaneka Corp. (Japan)	250,000	2,278,639
Lintec Corp. (Japan)	103,200	2,873,963
Mitsubishi Gas Chemical Co., Inc. (Japan)	111,000	3,178,483
Solvay SA (Belgium)	23,200	3,225,638
Teijin Ltd. (Japan)	122,500	2,721,938
Toagosei Co. Ltd. (Japan)	137,500	1,745,425
Ube Industries Ltd. (Japan)	155,200	4,546,354
Yara International ASA (Norway)	53,500	2,456,417

		103,070,615

Commercial Services & Supplies — 0.2%
Downer EDI Ltd. (Australia)	1,016,200	5,466,844
Park24 Co. Ltd. (Japan)	106,100	2,539,971
Stericycle, Inc.*	130,860	8,897,171

		16,903,986

Communications Equipment — 0.8%
Cisco Systems, Inc.	1,981,300	75,883,790

COMMON STOCKS (continued)	Shares	Value
Construction & Engineering — 0.1%
Astaldi SpA (Italy)(a)	99,700	$253,790
Carillion PLC (United Kingdom)(a)	628,000	146,178
CIMIC Group Ltd. (Australia)	1	40
Hazama Ando Corp. (Japan)	333,700	2,607,968
Kyowa Exeo Corp. (Japan)	254,600	6,582,087

		9,590,063

Construction Materials — 0.2%
China Resources Cement Holdings Ltd. (China)	4,476,000	2,937,049
CSR Ltd. (Australia)	980,600	3,625,390
Fletcher Building Ltd. (New Zealand)	396,400	2,135,078
Sumitomo Osaka Cement Co. Ltd. (Japan)	583,500	2,810,196
Vulcan Materials Co.	88,700	11,386,419

		22,894,132

Consumer Finance — 0.2%
American Express Co.	227,827	22,625,499
Cembra Money Bank AG (Switzerland)*	507	47,232

		22,672,731

Containers & Packaging — 0.2%
International Paper Co.	314,000	18,193,160
Smurfit Kappa Group PLC (Ireland)	142,700	4,840,119

		23,033,279

Distributors — 0.0%
Inchcape PLC (United Kingdom)	284,700	2,999,151

Diversified Financial Services — 0.2%
Fuyo General Lease Co. Ltd. (Japan)	44,400	2,938,415
ORIX Corp. (Japan)	882,000	14,871,296

		17,809,711

Diversified Telecommunication Services — 0.5%
BT Group PLC (United Kingdom)	1,143,500	4,191,244
Nippon Telegraph & Telephone Corp. (Japan)	265,100	12,463,440
Orange SA (France)	321,200	5,566,646
Verizon Communications, Inc.	525,200	27,798,836

		50,020,166

Electric Utilities — 1.1%
EDP – Energias de Portugal SA (Portugal)	992,000	3,431,474
Enel SpA (Italy)	1,882,800	11,577,817
Exelon Corp.	395,200	15,574,832
Iberdrola SA (Spain)	652,500	5,051,178
Orsted A/S (Denmark), 144A	134,527	7,332,907
PG&E Corp.	405,477	18,177,534
Southern Co. (The)	493,000	23,708,370
SSE PLC (United Kingdom)	202,100	3,592,884
Westar Energy, Inc.	253,500	13,384,800

		101,831,796

Electrical Equipment — 0.1%
Fujikura Ltd. (Japan)	554,000	4,872,835

Electronic Equipment, Instruments & Components — 0.9%
Amphenol Corp. (Class A Stock)	259,106	22,749,507
Enplas Corp. (Japan)	38,600	1,598,551
Hexagon AB (Sweden) (Class B Stock)	215,345	10,802,585
Keyence Corp. (Japan)	36,100	20,166,592

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Kingboard Chemical Holdings Ltd. (Hong Kong)	966,600	$5,213,968
TE Connectivity Ltd.	173,000	16,441,920
Tongda Group Holdings Ltd. (Hong Kong)(a)	12,390,000	3,157,892

		80,131,015

Energy Equipment & Services — 0.4%
John Wood Group PLC (United Kingdom)	97,575	853,743
Schlumberger Ltd.	425,083	28,646,343
Tenaris SA (Luxembourg)	378,137	6,001,767

		35,501,853

Equity Real Estate Investment Trusts (REITs) — 1.9%
Alexandria Real Estate Equities, Inc.	37,571	4,906,397
American Tower Corp.	38,361	5,472,964
AvalonBay Communities, Inc.	17,204	3,069,366
Boston Properties, Inc.	43,391	5,642,132
Brandywine Realty Trust	55,139	1,002,978
Brixmor Property Group, Inc.	57,605	1,074,909
Corporate Office Properties Trust(a)	47,582	1,389,394
CubeSmart(a)	57,123	1,651,997
DCT Industrial Trust, Inc.	34,297	2,015,978
DDR Corp.	142,149	1,273,655
Digital Realty Trust, Inc.	51,871	5,908,107
Douglas Emmett, Inc.	64,039	2,629,441
EastGroup Properties, Inc.	42,756	3,778,775
EPR Properties	54,114	3,542,302
Equinix, Inc.	15,702	7,116,460
Equity Residential	120,401	7,677,972
Essex Property Trust, Inc.	24,479	5,908,496
Federal Realty Investment Trust	26,789	3,557,847
GGP, Inc.	222,405	5,202,053
HCP, Inc.	88,780	2,315,382
Hudson Pacific Properties, Inc., REIT	36,360	1,245,330
Invitation Homes, Inc.	76,754	1,809,086
Kilroy Realty Corp.(a)	39,357	2,938,000
National Storage Affiliates Trust	34,904	951,483
Nippon Prologis REIT, Inc. (Japan)	3,750	7,923,617
Park Hotels & Resorts, Inc.	33,015	949,176
Prologis, Inc.	110,926	7,155,836
Public Storage	17,831	3,726,679
QTS Realty Trust, Inc. (Class A Stock), REIT(a)	33,449	1,811,598
Retail Properties of America, Inc. (Class A Stock)	71,965	967,210
Rexford Industrial Realty, Inc.	61,974	1,807,162
Ryman Hospitality Properties, Inc.(a)	44,432	3,066,697
Sabra Health Care REIT, Inc.	57,411	1,077,604
SBA Communications Corp.*	147,864	24,155,063
Simon Property Group, Inc.	70,116	12,041,722
SL Green Realty Corp.(a)	28,268	2,853,089
Sun Communities, Inc.	71,582	6,641,378
Taubman Centers, Inc.(a)	61,818	4,044,752
UDR, Inc.	42,045	1,619,573
Vornado Realty Trust	38,878	3,039,482
Welltower, Inc.	32,105	2,047,336
Weyerhaeuser Co.	384,200	13,546,892

		180,555,370

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing — 1.0%
Bid Corp. Ltd. (South Africa)	310,800	$7,553,985
Carrefour SA (France)	181,600	3,915,362
cocokara fine, Inc. (Japan)	51,800	3,337,107
Costco Wholesale Corp.	95,387	17,753,428
CVS Health Corp.	138,600	10,048,500
Distribuidora Internacional de Alimentacion SA (Spain)	580,300	2,992,975
J Sainsbury PLC (United Kingdom)	1,407,688	4,583,885
Koninklijke Ahold Delhaize NV (Netherlands)	127,500	2,802,822
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	98,800	4,058,810
Metcash Ltd. (Australia)	2,040,500	4,947,205
METRO AG (Germany)*	169,600	3,378,203
Valor Holdings Co. Ltd. (Japan)	63,300	1,476,631
Wal-Mart Stores, Inc.	253,400	25,023,250

		91,872,163

Food Products — 1.1%
Bunge Ltd.	239,600	16,072,368
Danone SA (France), ADR(a)	1,809,447	30,344,426
Marine Harvest ASA (Norway)*	100,900	1,706,287
Origin Enterprises PLC (Ireland)	142,200	1,088,387
Premier Foods PLC (United Kingdom)*	672,846	390,560
Prima Meat Packers Ltd. (Japan)	258,000	1,892,009
Salmar ASA (Norway)	101,100	3,037,404
Tate & Lyle PLC (United Kingdom)	230,600	2,185,732
Tyson Foods, Inc. (Class A Stock)	457,700	37,105,739
WH Group Ltd. (Hong Kong), 144A	7,092,000	7,992,914

		101,815,826

Gas Utilities — 0.0%
Gas Natural SDG SA (Spain)	151,000	3,484,841

Health Care Equipment & Supplies — 1.6%
Becton, Dickinson & Co.	51,100	10,938,466
Danaher Corp.	230,728	21,416,173
DexCom, Inc.*(a)	185,725	10,658,758
Edwards Lifesciences Corp.*	88,551	9,980,583
Hologic, Inc.*	314,300	13,436,325
Intuitive Surgical, Inc.*	61,152	22,316,811
Koninklijke Philips NV (Netherlands)	366,872	13,852,562
Medtronic PLC	335,968	27,129,416
Varian Medical Systems, Inc.*(a)	185,928	20,665,897

		150,394,991

Health Care Providers & Services — 0.4%
Aetna, Inc.	166,500	30,034,935
Ship Healthcare Holdings, Inc. (Japan)	88,100	2,912,007
Toho Holdings Co. Ltd. (Japan)	156,200	3,521,100

		36,468,042

Health Care Technology — 0.2%
Cerner Corp.*	292,969	19,743,181

Hotels, Restaurants & Leisure — 1.2%
Carnival Corp.	146,800	9,743,116
Compass Group PLC (United Kingdom)	722,835	15,585,888
Galaxy Entertainment Group Ltd. (Hong Kong)	1,305,000	10,418,849
Hilton Grand Vacations, Inc.*	26,861	1,126,815
Hilton Worldwide Holdings, Inc.	50,646	4,044,589
Las Vegas Sands Corp.	135,000	9,381,150

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Restaurant Group PLC (The) (United Kingdom)	425,632	$1,727,099
Starbucks Corp.	239,231	13,739,036
Yum China Holdings, Inc.	632,316	25,305,287
Yum! Brands, Inc.	200,354	16,350,890

		107,422,719

Household Durables — 0.3%
Barratt Developments PLC (United Kingdom)	511,722	4,463,981
Bellway PLC (United Kingdom)	126,500	6,064,361
Berkeley Group Holdings PLC (United Kingdom)	112,400	6,357,987
Bovis Homes Group PLC (United Kingdom)	140,500	2,218,209
Electrolux AB (Sweden) (Class B Stock)	104,800	3,374,077
JM AB (Sweden)	73,900	1,683,463
Skyworth Digital Holdings Ltd. (Hong Kong)	5,700,000	2,446,781

		26,608,859

Household Products — 0.4%
Kimberly-Clark Corp.	132,300	15,963,318
Procter & Gamble Co. (The)	269,006	24,716,271

		40,679,589

Independent Power & Renewable Electricity Producers — 0.1%
Uniper SE (Germany)	167,300	5,212,067

Industrial Conglomerates — 0.5%
General Electric Co.	400,400	6,986,980
Nisshinbo Holdings, Inc. (Japan)	242,300	3,281,250
Rheinmetall AG (Germany)	57,100	7,221,046
Roper Technologies, Inc.	84,835	21,972,265
Siemens AG (Germany)	24,700	3,419,895

		42,881,436

Insurance — 2.4%
Aegon NV (Netherlands)	398,200	2,530,143
AIA Group Ltd. (Hong Kong)	2,720,800	23,142,166
Allianz SE (Germany)	44,000	10,069,277
American International Group, Inc.	228,802	13,632,023
Aviva PLC (United Kingdom)	581,500	3,966,007
AXA SA (France)	174,000	5,156,169
Baloise Holding AG (Switzerland)	41,500	6,450,988
Brighthouse Financial, Inc.*	152,018	8,914,336
Chubb Ltd.	118,300	17,287,179
CNP Assurances (France)	167,700	3,868,385
Helvetia Holding AG (Switzerland)	6,500	3,655,982
Legal & General Group PLC (United Kingdom)	1,300,900	4,789,359
Loews Corp.	360,700	18,045,821
Marsh & McLennan Cos., Inc.	214,014	17,418,599
MetLife, Inc.	407,800	20,618,368
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	33,000	7,126,328
NN Group NV (Netherlands)	107,200	4,636,769
Old Mutual PLC (United Kingdom)	1,215,700	3,797,118
Sampo OYJ (Finland) (Class A Stock)	218,520	11,992,816
SCOR SE (France)	91,700	3,685,737
Swiss Life Holding AG (Switzerland)*	27,000	9,543,801
Swiss Re AG (Switzerland)	88,000	8,229,827

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
XL Group Ltd. (Bermuda)	330,970	$11,636,905
Zurich Insurance Group AG (Switzerland)	8,000	2,432,349

		222,626,452

Internet & Direct Marketing Retail — 1.1%
Amazon.com, Inc.*	78,198	91,450,215
Priceline Group, Inc. (The)*	7,210	12,529,105

		103,979,320

Internet Software & Services — 3.1%
Alibaba Group Holding Ltd. (China), ADR*(a)	535,344	92,309,366
Alphabet, Inc. (Class A Stock)*	30,094	31,701,020
Alphabet, Inc. (Class C Stock)*	46,420	48,573,888
Facebook, Inc. (Class A Stock)*	471,866	83,265,475
NetEase, Inc. (China), ADR	34,550	11,922,169
Tencent Holdings Ltd. (China)	438,100	22,675,160

		290,447,078

IT Services — 1.7%
Amadeus IT Group SA (Spain)	156,276	11,245,980
Atos SE (France)	41,000	5,960,983
Automatic Data Processing, Inc.	68,386	8,014,155
FleetCor Technologies, Inc.*	95,795	18,433,832
Genpact Ltd.	488,826	15,515,337
PayPal Holdings, Inc.*	322,705	23,757,542
Visa, Inc. (Class A Stock)(a)	664,354	75,749,644

		158,677,473

Leisure Products — 0.1%
Heiwa Corp. (Japan)	143,400	2,690,311
Mattel, Inc.(a)	485,763	7,471,035

		10,161,346

Life Sciences Tools & Services — 0.4%
Lonza Group AG (Switzerland)*	60,259	16,252,231
Thermo Fisher Scientific, Inc.	128,214	24,345,274

		40,597,505

Machinery — 1.5%
Atlas Copco AB (Sweden) (Class A Stock)	377,646	16,297,720
Deere & Co.	176,582	27,636,849
FANUC Corp. (Japan)	66,500	15,953,113
Fortive Corp.	279,132	20,195,200
Georg Fischer AG (Switzerland)	2,100	2,772,350
Hong Leong Asia Ltd. (Singapore)	377,000	294,686
Illinois Tool Works, Inc.	104,300	17,402,455
Komatsu Ltd. (Japan)	383,100	13,845,126
Rational AG (Germany)	12,216	7,858,741
Singamas Container Holdings Ltd. (Hong Kong)	3,576,000	730,487
Sumitomo Heavy Industries Ltd. (Japan)	94,200	3,969,177
Tsubakimoto Chain Co. (Japan)	372,000	3,001,467
Vesuvius PLC (United Kingdom)	152,000	1,193,352
Wabtec Corp.(a)	124,987	10,177,691

		141,328,414

Marine — 0.0%
DFDS A/S (Denmark)	44,500	2,376,655

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Media — 0.8%
Charter Communications, Inc. (Class A Stock)*	38,478	$12,927,069
Comcast Corp. (Class A Stock)	480,700	19,252,035
I-CABLE Communications Ltd. (Hong Kong)*	125,775	3,685
News Corp. (Class A Stock)	644,100	10,440,861
SKY Perfect JSAT Holdings, Inc. (Japan)	631,200	2,888,874
Trinity Mirror PLC (United Kingdom)	126,600	136,268
Twenty-First Century Fox, Inc. (Class B Stock)	795,300	27,135,636

		72,784,428

Metals & Mining — 0.5%
Aurubis AG (Germany)	28,200	2,617,620
Ausdrill Ltd. (Australia)	991,000	2,031,562
Bekaert SA (Belgium)	53,100	2,315,611
BHP Billiton PLC (Australia)	840,015	16,985,358
Boliden AB (Sweden)	97,400	3,330,858
Dowa Holdings Co. Ltd. (Japan)	67,400	2,737,288
Fortescue Metals Group Ltd. (Australia)	491,100	1,858,503
Mineral Resources Ltd. (Australia)	235,600	3,866,176
Rio Tinto Ltd. (United Kingdom)	52,100	3,063,221
voestalpine AG (Austria)	90,700	5,415,048

		44,221,245

Multiline Retail — 0.2%
Debenhams PLC (United Kingdom)(a)	1,464,900	688,089
Harvey Norman Holdings Ltd. (Australia)(a)	638,100	2,069,287
Kohl’s Corp.(a)	165,400	8,969,642
Marks & Spencer Group PLC (United Kingdom)	849,800	3,605,372
Myer Holdings Ltd. (Australia)	2,114,200	1,086,742

		16,419,132

Multi-Utilities — 0.1%
A2A SpA (Italy)	2,139,700	3,959,038
Centrica PLC (United Kingdom)	935,900	1,736,126
Engie SA (France)	165,400	2,843,468

		8,538,632

Oil, Gas & Consumable Fuels — 2.4%
Apache Corp.(a)	191,900	8,102,018
BP PLC (United Kingdom)	1,350,000	9,470,617
Caltex Australia Ltd. (Australia)	98,100	2,598,789
Canadian Natural Resources Ltd. (Canada)	301,200	10,758,864
EQT Corp.	134,700	7,667,124
Exxon Mobil Corp.	356,700	29,834,388
Hess Corp.(a)	299,100	14,198,277
Occidental Petroleum Corp.	276,300	20,352,258
OMV AG (Austria)	93,900	5,941,410
Repsol SA (Spain)	266,500	4,705,431
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	482,485	16,078,792
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	138,800	4,673,946
Statoil ASA (Norway)	125,200	2,680,335
Suncor Energy, Inc. (Canada)	349,113	12,817,474
TOTAL SA (France)	387,630	21,397,089
TOTAL SA (France), ADR	642,800	35,533,984

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
TransCanada Corp. (Canada)	275,969	$13,423,132

		220,233,928

Paper & Forest Products — 0.1%
Lee & Man Paper Manufacturing Ltd. (Hong Kong)	2,070,000	2,437,332
UPM-Kymmene OYJ (Finland)	187,200	5,811,578

		8,248,910

Personal Products — 0.4%
Asaleo Care Ltd. (Australia)	1,559,600	1,818,538
Estee Lauder Cos., Inc. (The) (Class A Stock)	167,147	21,267,784
Unilever NV (United Kingdom), CVA	208,681	11,749,331

		34,835,653

Pharmaceuticals — 2.8%
Astellas Pharma, Inc. (Japan)	256,700	3,260,931
Bayer AG (Germany)	38,600	4,796,547
GlaxoSmithKline PLC (United Kingdom)	580,400	10,278,393
Johnson & Johnson	216,400	30,235,408
KYORIN Holdings, Inc. (Japan)	95,200	1,776,538
Merck & Co., Inc.	666,238	37,489,212
Novartis AG (Switzerland), ADR	200,362	16,822,394
Novo Nordisk A/S (Denmark), ADR(a)	586,437	31,474,074
Novo Nordisk A/S (Denmark) (Class B Stock)	357,611	19,216,403
Perrigo Co. PLC	164,000	14,294,240
Pfizer, Inc.	834,000	30,207,480
Roche Holding AG (Switzerland)	48,560	12,278,657
Sanofi (France)	169,300	14,575,330
Sawai Pharmaceutical Co. Ltd. (Japan)	29,900	1,334,423
Teva Pharmaceutical Industries Ltd. (Israel)	70,900	1,340,887
Towa Pharmaceutical Co. Ltd. (Japan)	32,800	1,786,567
Zoetis, Inc.	358,451	25,822,810

		256,990,294

Professional Services — 0.3%
Experian PLC (United Kingdom)	625,492	13,787,499
RELX PLC (United Kingdom)	556,159	13,040,903

		26,828,402

Real Estate Management & Development — 0.2%
CK Asset Holdings Ltd. (Hong Kong)	194,000	1,691,131
LendLease Group (Australia)	468,500	5,956,189
Nomura Real Estate Holdings, Inc. (Japan)	159,400	3,561,373
Wheelock & Co. Ltd. (Hong Kong)	495,000	3,528,480

		14,737,173

Road & Rail — 0.5%
Canadian National Railway Co. (Canada)	227,151	18,730,470
Canadian Pacific Railway Ltd. (Canada)	54,500	9,960,420
Firstgroup PLC (United Kingdom)*	1,684,400	2,505,414
Go-Ahead Group PLC (United Kingdom)	74,300	1,495,052
National Express Group PLC (United Kingdom)	606,200	3,121,782
Sankyu, Inc. (Japan)	60,800	2,617,173
Seino Holdings Co. Ltd. (Japan)	227,300	3,606,003

		42,036,314

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment — 1.4%
Analog Devices, Inc.	46,154	$4,109,091
Applied Materials, Inc.	207,600	10,612,512
Infineon Technologies AG (Germany)	646,991	17,620,240
NXP Semiconductors NV (Netherlands)*	88,257	10,334,012
QUALCOMM, Inc.	872,674	55,868,589
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	2,298,000	17,595,958
Texas Instruments, Inc.	138,900	14,506,716

		130,647,118

Software — 2.9%
Adobe Systems, Inc.*	125,292	21,956,170
ANSYS, Inc.*	75,991	11,215,512
Autodesk, Inc.*	292,962	30,711,206
Constellation Software, Inc. (Canada)	22,666	13,740,609
Electronic Arts, Inc.*	104,743	11,004,300
Intuit, Inc.	116,631	18,402,039
Micro Focus International PLC (United Kingdom)	204,188	6,939,680
Microsoft Corp.	918,472	78,566,095
Oracle Corp.	945,496	44,703,051
salesforce.com, Inc.*	209,539	21,421,172
Temenos Group AG (Switzerland)*	96,089	12,296,585

		270,956,419

Specialty Retail — 0.5%
Aoyama Trading Co. Ltd. (Japan)	53,900	2,014,193
Geo Holdings Corp. (Japan)	96,500	1,866,304
Kingfisher PLC (United Kingdom)	938,200	4,283,841
Lowe’s Cos., Inc.	73,500	6,831,090
Nitori Holdings Co. Ltd. (Japan)	78,800	11,215,171
Shimachu Co. Ltd. (Japan)	92,800	2,663,649
T-Gaia Corp. (Japan)	111,500	2,587,374
TJX Cos., Inc. (The)(a)	191,836	14,667,781

		46,129,403

Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.	58,100	9,832,263
Eizo Corp. (Japan)	62,400	2,931,711
NEC Corp. (Japan)	81,400	2,192,694

		14,956,668

Textiles, Apparel & Luxury Goods — 0.3%
LVMH Moet Hennessy Louis Vuitton SE (France)	70,107	20,576,721
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	758,000	2,976,177

		23,552,898

Thrifts & Mortgage Finance — 0.1%
Housing Development Finance Corp. Ltd. (India)	394,903	10,574,969
Paragon Banking Group PLC (United Kingdom)	512,700	3,391,524

		13,966,493

Tobacco — 0.3%
Philip Morris International, Inc.	246,200	26,011,030

Trading Companies & Distributors — 0.2%
Ferguson PLC (Switzerland)	138,617	9,947,677

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors (continued)
Marubeni Corp. (Japan)	566,100	$4,092,727

		14,040,404

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	309,300	7,682,868
NTT DOCOMO, Inc. (Japan)	102,900	2,432,968

		10,115,836

TOTAL COMMON STOCKS (cost $3,690,830,272)		4,805,903,067

PREFERRED STOCKS — 0.2%
Capital Markets — 0.0%
State Street Corp., Series G, 5.350%	15,000	406,800

Electric Utilities — 0.1%
NextEra Energy, Inc. (PRFC), CVT, 6.123%(a)	208,694	11,728,603

Health Care Equipment & Supplies — 0.1%
Becton, Dickinson & Co. (PRFC), CVT, 6.125%	51,611	2,988,277

TOTAL PREFERRED STOCKS (cost $13,190,249)		15,123,680

	Units
RIGHTS* — 0.0%
Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/05/18 (cost $122,144)	266,500	121,189

	Shares
UNAFFILIATED EXCHANGE TRADED FUNDS — 9.9%
iShares Core U.S. Aggregate Bond Fund(a)	1,529,704	167,242,538
iShares Floating Rate Bond ETF	326,300	16,582,566
iShares Intermediate Credit Bond ETF	207,500	22,661,075
iShares JPMorgan USD Emerging Markets Bond ETF	371,823	43,168,650
iShares MSCI EAFE Fund(a)	2,733,446	192,188,588
iShares Russell 1000 Growth Index Fund(a)	421,989	56,833,479
iShares Russell 1000 Value ETF	412,566	51,298,456
iShares Russell 2000 Index Fund ETF(a)	191,658	29,220,179
iShares TIPS Bond Fund	261,686	29,853,140
SPDR S&P 500 ETF Trust Fund	1,050,433	280,318,550
Vanguard REIT ETF(a)	332,771	27,613,338

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $764,036,882)		916,980,559

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 3.8%
Automobiles — 0.1%
DT Auto Owner Trust,
Series 2017-2A, Class A, 144A
1.720%	05/15/20	1,556	1,554,717

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
Hertz Vehicle Financing II LLC, Series 2016-2A, Class A, 144A
2.950%	03/25/22	800	$797,576
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class C, 144A
4.580%	09/15/21	1,600	1,610,701
World Omni Automobile Lease Securitization Trust, Series 2017-A, Class A2
1.680%	12/16/19	2,586	2,580,319

			6,543,313

Collateralized Loan Obligations — 1.8%
AIMCO CLO (Cayman Islands), Series 2015-AA, Class A1, 3 Month LIBOR + 1.700%, 144A
3.059%(c)	01/15/28	5,750	5,750,037
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2015-6A, Class AR, 3 Month LIBOR + 1.270%, 144A
2.629%(c)	07/15/30	4,500	4,531,849
Series 2016-8A, Class A1, 3 Month LIBOR + 1.650%, 144A
3.028%(c)	07/28/28	4,500	4,528,738
ArrowMark Colorado Holdings (Cayman Islands), Series 2017-6A, Class A1, 3 Month LIBOR + 1.280%, 144A
2.639%(c)	07/15/29	500	503,695
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2014-1A, Class AR2, 3 Month LIBOR + 1.260%, 144A
2.619%(c)	07/16/29	2,000	2,013,849
Series 2017-8A, Class A, 3 Month LIBOR + 1.300%, 144A
2.607%(c)	01/16/30	3,000	3,016,351
Battalion CLO Ltd. (Cayman Islands), Series 2013-4A, Class A1R, 3 Month LIBOR + 1.140%, 144A
2.503%(c)	10/22/25	500	500,393
Series 2015-8A, Class A1R, 3 Month LIBOR + 1.340%, 144A
2.694%(c)	07/18/30	2,500	2,517,261
Bean Creek CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 3 Month LIBOR + 1.620%, 144A
2.983%(c)	01/20/28	5,000	5,027,317
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2013-IIA, Class A1R, 3 Month LIBOR + 1.250%, 144A
2.609%(c)	07/15/29	1,500	1,509,653
Series 2017-11A, Class X, 3 Month LIBOR + 1.000%, 144A
2.359%(c)	04/15/29	750	750,270
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class B1, 3 Month LIBOR + 1.750%, 144A
3.103%(c)	04/17/25	1,750	1,750,655
Canyon Capital CLO Ltd. (Cayman Islands), Series 2015-1A, Class AS, 3 Month LIBOR + 1.250%, 144A
2.609%(c)	04/15/29	1,000	1,005,665

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Carlyle US CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1B, 3 Month LIBOR + 1.230%, 144A
2.593%(c)	04/20/31	2,000	$2,014,499
Series 2017-2A, Class A1B, 3 Month LIBOR + 1.220%, 144A
2.551%(c)	07/20/31	750	754,168
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A
2.473%(c)	01/22/31	3,250	3,250,000
Elevation CLO Ltd. (Cayman Islands), Series 2015-4A, Class A, 3 Month LIBOR + 1.550%, 144A
2.904%(c)	04/18/27	6,500	6,561,970
Series 2015-4A, Class B, 3 Month LIBOR + 2.430%, 144A
3.784%(c)	04/18/27	2,500	2,536,774
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 3 Month LIBOR + 1.450%, 144A
2.841%(c)	05/05/27	8,250	8,262,320
ICG US CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1, 3 Month LIBOR + 1.280%, 144A
2.597%(c)	10/23/29	5,250	5,285,736
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 3 Month LIBOR + 1.540%, 144A
2.899%(c)	04/15/27	800	800,921
Jamestown CLO Ltd. (Cayman Islands), Series 2016-9A, Class A1B, 3 Month LIBOR + 1.500%, 144A
2.863%(c)	10/20/28	6,000	6,050,641
Jefferson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1, 3 Month LIBOR + 1.500%,144A
2.863%(c)	07/20/27	4,750	4,770,035
KKR CLO Ltd. (Cayman Islands), Series 18, Class A, 3 Month LIBOR + 1.270%, 144A
2.624%(c)	07/18/30	4,000	4,037,356
KVK CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 3 Month LIBOR + 1.180%,144A
2.539%(c)	07/15/26	2,000	2,004,670
Magnetite Ltd. (Cayman Islands), Series 2014-11A, Class A1R, 3 Month LIBOR + 1.120%, 144A
2.474%(c)	01/18/27	2,000	2,005,804
Mountain View CLO LLC (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.210%, 144A
3.075%(c)	01/16/31	3,000	3,000,000
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%,144A
2.572%(c)	01/15/28	3,000	3,000,000
OZLM Funding Ltd. (Cayman Islands), Series 2013-4A, Class A1R, 3 Month LIBOR + 1.250%, 144A
2.613%(c)	10/22/30	4,000	4,026,186

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 3 Month LIBOR + 1.250%, 144A
2.628%(c)	10/30/30	4,000	$4,032,548
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1R2, 3 Month LIBOR + 1.130%, 144A
2.679%(c)	01/17/31	4,000	4,000,000
Series 2015-2A, Class A1AR, 3 Month LIBOR + 1.270%, 144A
2.633%(c)	07/20/30	6,000	6,041,825
Regatta Funding Ltd. (Cayman Islands),
Series 2017-1A, Class A, 3 Month LIBOR + 1.250%, 144A
2.619%(c)	10/17/30	1,500	1,505,529
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-5A, Class AR, 3 Month LIBOR + 1.140%, 144A
2.532%(c)	05/07/26	7,750	7,761,871
Series 2017-11A, Class A, 3 Month LIBOR + 1.270%, 144A
2.582%(c)	08/15/30	1,250	1,256,035
Sound Point CLO Ltd. (Cayman Islands),
Series 2016-1A, Class A, 3 Month LIBOR + 1.650%, 144A
3.013%(c)	07/20/28	2,500	2,520,969
Series 2016-2A, Class A, 3 Month LIBOR + 1.660%, 144A
3.023%(c)	10/20/28	4,750	4,798,210
Series 2017-2A, Class A, 3 Month LIBOR + 1.280%, 144A
2.567%(c)	07/25/30	1,250	1,258,118
TIAA CLO Ltd. (Cayman Islands),
Series 2016-1A, Class A, 3 Month LIBOR + 1.700%, 144A
3.063%(c)	07/20/28	3,500	3,525,012
TICP CLO Ltd. (Cayman Islands),
Series 2017-7A, Class AS, 3 Month LIBOR + 1.230%, 144A
2.534%(c)	07/15/29	2,250	2,258,302
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-4A, Class A, 3 Month LIBOR + 1.750%, 144A
3.104%(c)	04/18/28	5,250	5,274,256
Series 2016-5A, Class A, 3 Month LIBOR + 1.700%, 144A
3.067%(c)	10/25/28	4,250	4,278,236
Series 2017-6A, Class A, 3 Month LIBOR + 1.320%, 144A
2.687%(c)	07/25/29	3,500	3,511,114
Series 2017-7A, Class A, 3 Month LIBOR + 1.210%, 144A
2.908%(c)	01/25/31	3,000	3,000,000
Series 2017-7A, Class B, 3 Month LIBOR + 1.600%, 144A
3.298%(c)	01/25/31	1,750	1,750,000
Tryon Park CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 3 Month LIBOR + 1.120%, 144A
2.479%(c)	07/15/25	2,342	2,346,904
Vibrant CLO IV Ltd. (Cayman Islands),
Series 2016-4A, Class A1, 3 Month LIBOR + 1.650%, 144A
3.013%(c)	07/20/28	4,250	4,289,423
Voya CLO Ltd. (Cayman Islands),
Series 2013-2A, Class A1, 3 Month LIBOR + 1.150%, 144A
2.517%(c)	04/25/25	450	450,924

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Washington Mill CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1R, 3 Month LIBOR + 1.220%, 144A
2.583%(c)	04/20/26	1,000	$1,002,084
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-2A, Class A1, 3 Month LIBOR + 1.250%, 144A
2.626%(c)	10/20/29	4,000	4,015,323
Series 2017-3A, Class A1, 3 Month LIBOR + 1.150%, 144A
2.881%(c)	01/17/31	3,750	3,750,000
West CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1AR, 3 Month LIBOR + 1.160%, 144A
2.552%(c)	11/07/25	3,750	3,758,385
York CLO Ltd. (Cayman Islands),
Series 2015-1A, Class AR, 3 Month LIBOR + 1.150%, 144A
2.609%(c)	01/22/31	2,000	2,000,784
Zais CLO Ltd. (Cayman Islands),
Series 2017-1A, Class A1, 3 Month LIBOR + 1.370%, 144A
2.729%(c)	07/15/29	1,500	1,515,303

			171,667,968

Consumer Loans — 0.3%
Lendmark Funding Trust,
Series 2017-1A, Class A, 144A
2.830%	12/22/25	1,000	997,386
OneMain Financial Issuance Trust,
Series 2014-2A, Class A, 144A
2.470%	09/18/24	42	42,287
Series 2015-2A, Class A, 144A
2.570%	07/18/25	1,604	1,602,608
Series 2015-2A, Class C, 144A
4.320%	07/18/25	1,000	1,003,500
Series 2016-2A, Class A, 144A
4.100%	03/20/28	3,600	3,646,506
Series 2017-1A, Class B, 144A
2.790%	09/14/32	500	492,380
Series 2017-1A, Class C, 144A
3.350%	09/14/32	500	493,722
Oportun Funding LLC,
Series 2016-C, Class A, 144A
3.280%	11/08/21	2,200	2,201,320
Series 2017-A, Class A, 144A
3.230%	06/08/23	1,000	996,181
Series 2017-B, Class A, 144A
3.220%	10/10/23	2,500	2,488,508
PNMAC GMSR Trust,
Series 2017-GT2, Class A, 1 Month LIBOR + 4.000%, 144A
5.552%(c)	08/25/23	1,250	1,249,745
SpringCastle America Funding LLC,
Series 2016-AA, Class A, 144A
3.050%	04/25/29	2,970	2,988,076

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Consumer Loans (continued)
Springleaf Funding Trust, Series 2015-AA, Class A, 144A
3.160%	11/15/24	6,575	$6,601,109

			24,803,328

Credit Cards — 0.0%
Golden Credit Card Trust (Canada), Series 2017-1A, Class A, 1 Month LIBOR + 0.400%, 144A
1.877%(c)	02/15/21	2,500	2,506,987

Home Equity Loans — 0.5%
Asset-Backed Funding Certificates Trust, Series 2004-OPT5, Class A1, 1 Month LIBOR + 0.700%
2.252%(c)	06/25/34	65	63,039
Series 2005-WF1, Class M2, 1 Month LIBOR + 0.600%
2.152%(c)	10/25/34	326	324,109
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE3, Class M1, 1 Month LIBOR + 0.810%
2.362%(c)	06/25/34	1,743	1,737,159
Bear Stearns Asset-Backed Securities I Trust, Series 2004-HE10, Class M1, 1 Month LIBOR + 0.980%
2.303%(c)	12/25/34	3,380	3,379,271
Series 2005-HE5, Class M2, 1 Month LIBOR + 1.040%
2.363%(c)	06/25/35	4,942	4,986,439
Series 2006-HE1, Class 1M1, 1 Month LIBOR + 0.410%
1.962%(c)	12/25/35	488	487,772
Series 2007-HE3, Class 1A2, 1 Month LIBOR + 0.200%
1.752%(c)	04/25/37	610	739,112
Citigroup Mortgage Loan Trust, Series 2006-AMC1, Class A1, 1 Month LIBOR + 0.150%, 144A
1.697%(c)	09/25/36	1,127	1,082,264
Series 2007-AHL1, Class A2C, 1 Month LIBOR + 0.210%
1.762%(c)	12/25/36	2,900	2,682,497
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, 1 Month LIBOR + 0.760%
2.312%(c)	12/25/33	283	281,620
Series 2005-HE4, Class M3, 1 Month LIBOR + 0.460%
2.012%(c)	10/25/35	200	183,191
First NLC Trust, Series 2007-1, Class A1, 1 Month LIBOR + 0.070%, 144A
1.622%(c)	08/25/37	1,021	647,006
Home Equity Asset Trust, Series 2004-3, Class M1, 1 Month LIBOR + 0.860%
2.407%(c)	08/25/34	330	326,422
MASTR Asset-Backed Securities Trust, Series 2005-WF1, Class M2, 1 Month LIBOR + 0.650%
2.197%(c)	06/25/35	650	650,506
Series 2006-NC2, Class A3, 1 Month LIBOR + 0.110%
1.662%(c)	08/25/36	3,920	2,141,244
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE4, Class M1, 1 Month LIBOR + 0.900%
2.452%(c)	05/25/34	1,644	1,640,635
Series 2005-HE2, Class M2, 1 Month LIBOR + 0.660%
2.212%(c)	01/25/35	602	582,208
Series 2007-HE6, Class A1, 1 Month LIBOR + 0.060%
1.612%(c)	05/25/37	26	22,436
Nomura Home Equity Loan, Inc./Home Equity Loan Trust, Series 2006-FM1, Class 2A4, 1 Month LIBOR + 0.330%
1.882%(c)	11/25/35	3,000	2,549,007

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
Series 2006-WF1, Class M2, 1 Month LIBOR + 0.290%
1.842%(c)	03/25/36	700	$673,052
NovaStar Mortgage Funding Trust, Series 2005-3, Class M2, 1 Month LIBOR + 0.710%
2.022%(c)	01/25/36	400	395,800
Option One Mortgage Loan Trust, Series 2004-3, Class M2, 1 Month LIBOR + 0.860%
2.407%(c)	11/25/34	897	896,207
Series 2005-4, Class M1, 1 Month LIBOR + 0.440%
1.992%(c)	11/25/35	1,005	1,003,227
RAMP Trust, Series 2005-EFC4, Class M3, 1 Month LIBOR + 0.480%
2.032%(c)	09/25/35	6,600	6,592,611
RASC Trust, Series 2005-AHL1, Class M1, 1 Month LIBOR + 0.680%
2.227%(c)	09/25/35	334	332,567
Series 2005-KS10, Class M2, 1 Month LIBOR + 0.440%
1.992%(c)	11/25/35	2,000	1,992,969
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF3
7.238%	09/25/37	612	346,421
Soundview Home Loan Trust, Series 2006-3, Class A4, 1 Month LIBOR + 0.250%
1.802%(c)	11/25/36	4,000	3,499,294
Series 2006-NLC1, Class A1, 1 Month LIBOR + 0.060%, 144A
1.612%(c)	11/25/36	26	11,547
Series 2006-OPT2, Class A3, 1 Month LIBOR + 0.180%
1.732%(c)	05/25/36	956	951,532
Terwin Mortgage Trust, Series 2003-6HE, Class A1, 1 Month LIBOR + 0.940%
2.492%(c)	11/25/33	61	59,969
WaMu Asset-Backed Certificates Trust, Series 2007-HE2, Class 2A3, 1 Month LIBOR + 0.250%
1.802%(c)	04/25/37	4,696	2,633,540

			43,894,673

Residential Mortgage-Backed Securities — 1.0%
Ameriquest Mortgage Securities Trust, Series 2005-R4, Class M2, 1 Month LIBOR + 0.680%
2.227%(c)	07/25/35	7,400	7,407,507
Series 2006-R1, Class M1, 1 Month LIBOR + 0.390%
1.942%(c)	03/25/36	2,900	2,870,055
Bayview Opportunity Master Fund IIIb Trust, Series 2017-RN2, Class A1, 144A
3.475%(cc)	04/28/32	1,482	1,486,247
Bear Stearns Asset-Backed Securities I Trust, Series 2007-AQ1, Class A1, 1 Month LIBOR + 0.110%
1.662%(c)	04/25/31	179	222,847
CIM Trust, Series 2017-8, 144A^
3.000%(cc)	12/25/65	3,161	3,164,237
Countrywide Asset-Backed Certificates Trust, Series 2004-ECC1, Class M2, 1 Month LIBOR + 1.050%
2.602%(c)	09/25/34	819	810,547
Series 2005-11, Class MV3, 1 Month LIBOR + 0.530%
1.858%(c)	02/25/36	700	693,366
Series 2005-17, Class 2AV, 1 Month LIBOR + 0.240%
1.568%(c)	05/25/36	5,012	4,963,530

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2005-17, Class MV1, 1 Month LIBOR + 0.460%
1.788%(c)	05/25/36	2,600	$2,568,585
Series 2006-26, Class 1A, 1 Month LIBOR + 0.140%
1.692%(c)	06/25/37	2,936	2,658,811
Credit-Based Asset Servicing & Securitization LLC, Series 2007-CB6, Class A1, 1 Month LIBOR + 0.120%, 144A
1.357%(c)	07/25/37	47	31,260
Credit-Based Asset Servicing & Securitization Trust, Series 2006-CB9, Class A1, 1 Month LIBOR + 0.060%
1.612%(c)	11/25/36	22	14,332
CSAB Mortgage-Backed Trust, Series 2006-4, Class A6A
5.684%	12/25/36	45	21,449
CSMC Trust,
Series 2016-RPL1, Class A1, 1 Month LIBOR + 3.150%, 144A
4.511%(c)	12/26/46	3,824	3,852,465
Series 2017-6R, Class 1A1^
2.900%	03/06/47	1,669	1,678,557
Fieldstone Mortgage Investment Trust, Series 2006-1, Class A2, 1 Month LIBOR + 0.190%
1.742%(c)	05/25/36	2,111	1,537,400
First Franklin Mortgage Loan Trust, Series 2006-FF5, Class 2A4, 1 Month LIBOR + 0.240%
1.792%(c)	04/25/36	1,100	956,910
Series 2006-FF10, Class A5, 1 Month LIBOR + 0.310%
1.862%(c)	07/25/36	1,000	945,332
GSAMP Trust,
Series 2003-FM1, Class M1, 1 Month LIBOR + 1.230%
2.731%(c)	03/20/33	1,068	1,076,979
Series 2005-WMC1, Class M1, 1 Month LIBOR + 0.740%
2.287%(c)	09/25/35	213	207,830
Series 2006-NC2, Class A2B, 1 Month LIBOR + 0.090%
1.642%(c)	06/25/36	1,493	970,473
Series 2007-HE2, Class A2C, 1 Month LIBOR + 0.270%
1.822%(c)	03/25/47	3,427	2,829,163
Series 2007-NC1, Class A2C, 1 Month LIBOR + 0.150%
1.702%(c)	12/25/46	2,574	1,588,564
Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-B, Class 2A2, 1 Month LIBOR + 0.160%
1.712%(c)	07/25/37	4,746	3,197,302
JPMorgan Mortgage Acquisition Trust,
Series 2006-WMC3, Class A3, 1 Month LIBOR + 0.110%
1.662%(c)	08/25/36	113	89,483
Series 2007-CH1, Class MV6, 1 Month LIBOR + 0.550%
2.102%(c)	11/25/36	7,700	6,944,478
Long Beach Mortgage Loan Trust,
Series 2005-WL2, Class M3, 1 Month LIBOR + 0.780%
2.332%(c)	08/25/35	2,000	1,840,189
Series 2006-11, Class 1A, 1 Month LIBOR + 0.160%
1.712%(c)	12/25/36	6,864	4,633,563
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM4, Class A2A, 1 Month LIBOR + 0.080%
1.632%(c)	09/25/37	4	1,362
Series 2007-HE2, Class A2A, 1 Month LIBOR + 0.120%
1.672%(c)	02/25/37	11	5,242

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-WMC2, Class A2FP, 1 Month LIBOR + 0.050%
1.602%(c)	07/25/36	46	$24,921
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A1, 1 Month LIBOR + 0.050%
1.602%(c)	11/25/36	1	502
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-WHQ2, Class M3, 1 Month LIBOR + 1.040%
2.587%(c)	02/25/35	5,400	5,434,644
Series 2005-WCW2, Class M1, 1 Month LIBOR + 0.750%
2.302%(c)	07/25/35	1,443	1,447,463
Series 2005-WHQ4, Class M1, 1 Month LIBOR + 0.470%
2.022%(c)	09/25/35	1,620	1,623,852
RASC Trust, Series 2006-KS3, Class M1, 1 Month LIBOR + 0.330%
1.882%(c)	04/25/36	400	389,750
Saxon Asset Securities Trust,
Series 2005-1, Class M2, 1 Month LIBOR + 0.720%
2.048%(c)	05/25/35	500	446,174
Series 2005-1, Class M3, 1 Month LIBOR + 0.780%
2.108%(c)	05/25/35	772	533,003
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A, 1 Month LIBOR + 0.130%
1.682%(c)	05/25/37	234	180,692
Series 2007-HE1, Class A2A, 1 Month LIBOR + 0.060%
1.612%(c)	12/25/36	65	23,918
Series 2007-NC1, Class A2A, 1 Month LIBOR + 0.050%
1.602%(c)	12/25/36	2	1,110
Structured Asset Investment Loan Trust,
Series 2005-4, Class M3, 1 Month LIBOR + 0.720%
2.272%(c)	05/25/35	2,500	2,505,232
Series 2005-6, Class M3, 1 Month LIBOR + 0.810%
2.362%(c)	07/25/35	3,000	2,846,497
Towd Point Mortgage Funding PLC (United Kingdom), Series 2016-V1A, Class A1
1.482%	02/20/54	GBP 1,432	1,946,962
Towd Point Mortgage Trust,
Series 2017-4, Class A1, 144A
2.750%(cc)	06/25/57	1,778	1,770,942
Series 2017-6, Class A1, 144A
2.750%(cc)	10/25/57	3,960	3,945,858
U.S. Residential Opportunity Fund IV Trust, Series 2017-1III, Class A, 144A
3.352%	11/27/37	680	678,120
VOLT LV LLC, Series 2017-NPL2, Class A1, 144A
3.500%	03/25/47	149	149,360
VOLT LVII LLC, Series 2017-NPL4, Class A1, 144A
3.375%	04/25/47	2,213	2,222,156
VOLT LX LLC, Series 2017-NPL7, Class A1, 144A
3.250%	04/25/59	555	555,591
VOLT LXII LLC, Series 2017-NPL9, Class A1, 144A
3.125%	09/25/47	961	960,638

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
VOLT LXIII LLC,
Series 2017-NP10, Class A1, 144A
3.000%	10/25/47		1,700	$1,697,438
Wachovia Mortgage Loan Trust,
Series 2005-WMC1, Class M1, 1 Month LIBOR + 0.660%
2.212%(c)	10/25/35		3,572	3,587,986
WaMu Asset-Backed Certificates Trust,
Series 2006-HE5, Class 2A1, 1 Month LIBOR + 0.060%
1.612%(c)	10/25/36		78	42,673

				92,283,547

Student Loans — 0.1%
Navient Student Loan Trust, Series 2016-7A, Class A, 1 Month LIBOR + 1.150%, 144A
2.702%(c)	03/25/66		1,149	1,175,488
SLM Private Education Loan Trust,
Series 2011-B, Class A3, 1 Month LIBOR + 2.250%, 144A
3.727%(c)	06/16/42		420	435,713
Series 2013-B, Class A2A, 144A
1.850%	06/17/30		683	680,502
SLM Student Loan Trust,
Series 2003-2, Class A5, 3 Month Euribor + 0.260%
0.035%(c)	12/15/23	EUR	220	263,480
Series 2003-5, Class A5, 3 Month Euribor + 0.270%
0.070%(c)	06/17/24	EUR	350	419,602
Series 2007-3, Class A3, 3 Month LIBOR + 0.040%
1.407%(c)	04/25/19		210	209,838
SMB Private Education Loan Trust,
Series 2017-A, Class A1, 1 Month LIBOR + 0.450%, 144A
1.927%(c)	06/17/24		1,775	1,777,564
SoFi Professional Loan Program,
Series 2017-A, Class A2A, 144A
1.550%	03/26/40		1,908	1,898,989
SoFi Professional Loan Program LLC,
Series 2017-F, Class A1FX, 144A
2.050%	01/25/41		1,530	1,526,025
South Carolina Student Loan Corp.,
Series 2005, Class A3, 3 Month LIBOR + 0.140%
1.621%(c)	12/01/23		342	342,225
Utah State Board of Regents,
Series 2017-1, Class A, 1 Month LIBOR + 0.750%
2.302%(c)	01/25/57		1,576	1,575,587

				10,305,013

TOTAL ASSET-BACKED SECURITIES (cost $341,500,939)				352,004,829

BANK LOANS(c) — 0.1%
Energy — 0.0%
Energy Future Intermediate Holding Company LLC,
Term Loan (DIP), 1 Month LIBOR + 3.000%
4.546%	06/30/18		500	500,875

Healthcare & Pharmaceutical — 0.0%
Avantor, Inc.,
Initial Euro Term Loan, 1 Month EURIBOR + 4.250%
4.250%	11/21/24	EUR	450	542,884

Interest Rate	Maturity Date	Principal Amount (000)#		Value
BANK LOANS(c) (continued)
Internet Software & Services — 0.0%
McAfee LLC,
First Lien Closing Date USD Term Loan, 1 Month LIBOR + 4.500%
6.069%	09/30/24		2,195	$2,186,271
Second Lien Initial Loan, 1 Month LIBOR + 8.500%
10.069%	09/29/25		550	549,999

				2,736,270

Lodging — 0.0%
Las Vegas Sands LLC,
Refinancing Term B Loan, 1 Month LIBOR + 2.000%
3.569%	03/29/24		591	593,909

Oil & Gas — 0.0%
CD&R Firefly Bidco Ltd. (United Kingdom),
Facility B1, 3 Month GBP LIBOR + 4.500%
5.021%	07/15/22	GBP	850	1,150,852
Petrobras Global Trading BV,
Advance, 3 Month LIBOR + 2.140%^
3.597%	06/14/19		400	396,999

				1,547,851

Real Estate — 0.0%
Lightstone Holding Co. LLC,
Refinancing Term B Loan, 1 Month LIBOR + 4.500%
6.069%	01/30/24		671	673,357
Refinancing Term C Loan, 1 Month LIBOR + 4.500%
6.069%	01/30/24		43	42,756

				716,113

Retail — 0.1%
Intervias Finco, Ltd.,
Facility D1, 3 Month GBP LIBOR + 5.000%
5.440%	01/31/23	GBP	1,000	1,354,929
Peer Holdings BV (United Kingdom),
Facility B, 1 Month Euribor + 3.250%
3.250%	02/25/22	EUR	1,000	1,202,846
Rite Aid Corp.,
Tranche 2 Term Loan (Second Lien), 1 Month LIBOR + 3.880%
5.365%	06/21/21		1,375	1,374,999

				3,932,774

Technology Hardware, Storage & Peripherals — 0.0%
Dell International LLC,
Replacement Term A-3 Loan, 1 Month LIBOR + 1.500%
3.070%	12/31/18		1,757	1,756,670

Telecommunications — 0.0%
CenturyLink, Inc.,
Initial Term B Loan, 1 Month LIBOR + 2.750%
4.319%	01/31/25		1,200	1,156,285

TOTAL BANK LOANS (cost $13,262,748)				13,483,631

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
245 Park Avenue Trust,
Series 2017-245P, Class A, 144A
3.508%	06/05/37	1,000	$1,027,082
Assurant Commercial Mortgage Trust,
Series 2016-1A, Class B, 144A
4.462%	05/15/49	4,200	4,099,982
BANK,
Series 2017-BNK5, Class A4
3.131%	06/15/60	4,200	4,201,890
Series 2017-BNK6, Class A4
3.254%	07/15/60	3,200	3,238,963
Series 2017-BNK8, Class A3
3.229%	11/15/50	1,675	1,687,118
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A
2.937%	08/14/36	1,170	1,145,244
Series 2016-ETC, Class B, 144A
3.189%	08/14/36	510	492,873
Series 2016-ETC, Class C, 144A
3.391%	08/14/36	430	412,776
Series 2016-ETC, Class D, 144A
3.609%(cc)	08/14/36	1,610	1,532,185
CD Mortgage Trust,
Series 2017-CD4, Class A3
3.248%	05/10/50	3,000	3,038,001
Series 2017-CD5, Class A3
3.171%	08/15/50	3,300	3,317,998
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XB, IO
0.293%(cc)	02/10/48	76,865	1,385,253
Series 2016-C1, Class A4
3.209%	05/10/49	930	937,974
Series 2016-GC37, Class A4
3.314%	04/10/49	5,500	5,577,844
Commercial Mortgage Trust,
Series 2013-LC13, Class XA, IO
1.306%(cc)	08/10/46	41,890	1,577,072
Series 2014-UBS4, Class A5
3.694%	08/10/47	6,005	6,257,128
Series 2015-CR26, Class A4
3.630%	10/10/48	800	832,949
Series 2015-DC1, Class XA, IO
1.161%(cc)	02/10/48	60,460	3,294,921
Series 2015-PC1, Class A5
3.902%	07/10/50	7,594	8,000,170
Series 2016-DC2, Class A5
3.765%	02/10/49	2,200	2,304,071
Series 2017-COR2, Class A2
3.239%	09/10/50	3,750	3,793,403
CSMC LLC,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	4,470	4,612,816
CSMC Trust,
Series 2016-NXSR, Class A4
3.795%(cc)	12/15/49	1,000	1,043,762
DBJPM Mortgage Trust,
Series 2016-C3, Class A4
2.632%	09/10/49	4,000	3,878,042

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-C6, Class A4
3.071%	06/10/50	2,700	$2,694,309
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A
3.808%(cc)	12/10/36	1,300	1,288,735
Series 2016-85T, Class E, 144A
3.808%(cc)	12/10/36	1,200	1,131,241
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA, IO
1.972%(cc)	11/10/45	2,605	205,629
Series 2017-GS6, Class A2
3.164%	05/10/50	3,100	3,116,264
Series 2017-GS7, Class A3
3.167%	08/10/50	5,540	5,531,854
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34	1,050	1,071,558
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP7, Class A4
3.195%	09/15/50	3,000	3,017,220
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C5, Class A4
3.414%	03/15/50	2,100	2,151,318
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2, Class A3, 144A
4.070%	11/15/43	1,300	1,345,297
Series 2016-JP2, Class A3
2.559%	08/15/49	2,800	2,698,023
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50	4,200	4,278,729
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C23, Class A3
3.451%	07/15/50	10,000	10,294,251
Morgan Stanley Capital I, Inc.,
Series 2017-HR2, Class A3
3.330%	12/15/50	5,200	5,257,573
Rosslyn Portfolio Trust,
Series 2017-ROSS, Class XCP, IO, 144A
0.343%(cc)	06/15/33	184,540	230,675
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36	300	294,838
UBS Commercial Mortgage Trust,
Series 2017-C2, Class A3
3.225%	08/15/50	4,300	4,330,206
Vornado DP LLC Trust,
Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28	700	724,848
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class A4
2.925%	04/15/50	1,647	1,639,255
Series 2016-C35, Class A3
2.674%	07/15/48	4,500	4,370,972
Series 2017-C39, Class A4
3.157%	09/15/50	5,000	5,017,243
Series 2017-C39, Class A5
3.418%	09/15/50	1,445	1,480,451

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-C40, Class A3
3.317%	10/15/50		1,330	$1,351,109
Series 2017-RB1, Class A4
3.374%	03/15/50		4,700	4,790,178

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $136,724,874)				136,001,293

CORPORATE BONDS — 10.2%
Agriculture — 0.1%
BAT Capital Corp. (United Kingdom),
Gtd. Notes, 144A
3.222%	08/15/24		2,965	2,964,883
Gtd. Notes, 3 Month LIBOR + 0.590%, 144A
2.003%(c)	08/14/20		1,900	1,910,229
Gtd. Notes, 3 Month LIBOR + 0.880%, 144A
2.296%(c)	08/15/22		2,200	2,226,286
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.950%	07/21/20		2,700	2,726,065

				9,827,463

Airlines — 0.3%
American Airlines 2013-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	07/15/24		1,795	1,909,775
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28		1,068	1,066,434
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29		471	479,564
Continental Airlines 2009-2 Class A Pass-Through Trust,
Pass-Through Certificates
7.250%	05/10/21		252	271,729
Continental Airlines 2012-3 Class C Pass-Through Trust,
Pass-Through Certificates
6.125%	04/29/18		1,500	1,515,750
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20		1,080	1,086,267
Latam Airlines 2015-1 Pass-Through Trust A (Chile),
Pass-Through Certificates
4.200%	08/15/29		3,952	3,986,496
Latam Airlines 2015-1 Pass-Through Trust B (Chile),
Pass-Through Certificates
4.500%	08/15/25		6,533	6,451,326
Turkish Airlines 2015-1 Class A Pass-Through Trust (Turkey),
Pass-Through Certificates, 144A
4.200%	09/15/28		7,611	7,401,471
United Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.100%	01/07/30		1,455	1,451,363

				25,620,175

Apparel — 0.0%
Hanesbrands Finance Luxembourg SCA,
Gtd. Notes, 144A
3.500%	06/15/24	EUR	550	710,359

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Auto Manufacturers — 0.3%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.350%
1.741%(c)	11/05/21			1,000	$1,000,736
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43			560	567,913
5.291%	12/08/46	(a)		305	331,904
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.096%	05/04/23			1,510	1,501,350
3.219%	01/09/22			5,050	5,081,112
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.580%
2.930%(c)	01/08/19			5,400	5,466,780
General Motors Co.,
Sr. Unsec’d. Notes
6.600%	04/01/36			20	24,368
General Motors Financial Co., Inc.,
Gtd. Notes
3.150%	01/15/20			4,610	4,662,066
3.450%	04/10/22			3,125	3,166,660
3.500%	07/10/19			2,500	2,537,678
3.700%	05/09/23			1,605	1,636,977
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
2.200%	01/15/24		EUR	300	366,836
4.125%	12/15/18			1,500	1,516,875
4.250%	11/15/19			250	254,375
Tesla, Inc.,
Gtd. Notes, 144A
5.300%	08/15/25	(a)		400	382,000
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
2.125%	05/23/19			200	199,183

					28,696,813

Auto Parts & Equipment — 0.1%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
3.500%	08/15/24		EUR	701	897,496
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.000%	05/31/26			650	670,215
5.125%	11/15/23			525	547,780
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, Cash coupon 3.250% or PIK 4.000%, 144A
3.250%	09/15/23		EUR	1,000	1,250,840
Sr. Sec’d. Notes, Cash coupon 3.750% or PIK 4.500%, 144A
3.750%	09/15/26		EUR	975	1,251,599
Lear Corp.,
Sr. Unsec’d. Notes
5.250%	01/15/25			2,500	2,669,117
LKQ Italia Bondco SpA,
Gtd. Notes, 144A
3.875%	04/01/24		EUR	1,250	1,636,375

					8,923,422

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Banks — 3.5%
Banca Carige SpA (Italy),
Covered Bonds, EMTN
3.875%	10/24/18		EUR	2,800	$3,454,619
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes
6.750%	12/31/49		EUR	1,000	1,297,154
Bank of America Corp.,
Jr. Sub. Notes
6.300%	12/31/49	(a)		795	898,349
Sr. Unsec’d. Notes, GMTN
3.593%	07/21/28			660	670,859
Sr. Unsec’d. Notes, MTN
4.125%	01/22/24			1,100	1,169,911
4.443%	01/20/48			970	1,093,149
6.875%	04/25/18			1,400	1,421,388
Sub. Notes, MTN
4.000%	01/22/25			4,750	4,941,718
4.450%	03/03/26			4,090	4,365,683
Bank of America NA,
Sr. Unsec’d. Notes
1.750%	06/05/18			3,500	3,498,508
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes
4.625%	12/31/49			1,205	1,224,581
Banque Centrale de Tunisie International Bond (Tunisia),
Sr. Unsec’d. Notes
5.625%	02/17/24		EUR	2,000	2,523,277
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.200%	08/10/21			785	789,223
3.684%	01/10/23			1,005	1,019,852
4.375%	01/12/26			1,285	1,336,683
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.630%
2.975%(c)	01/10/23			2,600	2,671,226
Sr. Unsec’d. Notes, 3 Month LIBOR + 2.110%
3.520%(c)	08/10/21			4,000	4,185,225
Sr. Unsec’d. Notes, EMTN
3.250%	02/12/27		GBP	2,000	2,821,106
BNP Paribas SA (France),
Sr. Unsec’d. Notes, MTN, 144A
2.950%	05/23/22			1,540	1,543,350
Sub. Notes, 144A
4.625%	03/13/27			220	234,692
BPCE SA (France),
Sr. Unsec’d. Notes, MTN, 144A
3.500%	10/23/27			285	280,437
Sub. Notes, MTN, 144A
4.500%	03/15/25			1,440	1,505,089
CIT Group, Inc.,
Sr. Unsec’d. Notes
3.875%	02/19/19			400	403,999
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19			1,302	1,337,805
Citigroup, Inc.,
Jr. Sub. Notes
5.950%	12/31/49			2,395	2,502,775
6.125%	12/31/49			1,020	1,085,025
6.250%	12/31/49			410	452,230
8.400%	04/29/49			2,400	2,430,000

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Banks (continued)
Sr. Unsec’d. Notes
3.520%	10/27/28		730	$733,444
3.700%	01/12/26		3,025	3,114,266
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.960%
2.327%(c)	04/25/22		3,200	3,233,178
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.430%
2.911%(c)	09/01/23		1,500	1,543,984
Sub. Notes
4.300%	11/20/26		700	732,005
4.450%	09/29/27		3,850	4,076,005
Citizens Bank NA,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.570%
2.032%(c)	05/26/20		2,700	2,707,455
Cooperatieve Rabobank UA (Netherlands),
Sr. Unsec’d. Notes
6.875%	03/19/20	EUR	2,000	2,757,545
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.125%	12/10/20		500	506,013
3.750%	03/26/25		240	244,893
3.800%	09/15/22		3,350	3,455,657
3.800%	06/09/23		1,650	1,701,636
Gtd. Notes, 3 Month LIBOR + 2.290%
3.644%(c)	04/16/21		3,100	3,256,920
DBS Group Holdings Ltd. (Singapore),
Sr. Unsec’d. Notes, MTN, 144A
2.246%	07/16/19		1,100	1,095,730
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
1.875%	02/13/18		1,175	1,174,824
4.250%	10/14/21		6,900	7,178,519
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21		160	161,476
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes
1.050%	06/20/23	JPY	150,000	1,401,540
Gov’t. Gtd. Notes, MTN, 144A
1.625%	09/01/21		4,200	4,023,520
2.125%	09/01/22		1,300	1,270,443
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes
1.875%	01/29/20		1,000	991,433
Gov’t. Liquid Gtd. Notes, 144A
2.375%	09/20/22		11,800	11,668,911
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		390	384,989
4.200%	08/08/23		2,000	2,100,243
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.300%	12/31/49		440	467,500
5.375%	12/31/49		1,850	1,905,500
Sr. Unsec’d. Notes
2.876%	10/31/22		1,100	1,096,848
3.500%	01/23/25		8,995	9,137,409
3.750%	02/25/26		235	241,131
3.850%	01/26/27		1,905	1,955,782
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.200%
2.788%(c)	09/15/20		2,400	2,445,445

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Banks (continued)
HBOS Capital Funding LP (United Kingdom),
Gtd. Notes
9.540%	03/29/49	GBP	200	$274,134
ING Bank NV (Netherlands),
Covered Bonds, MTN, 144A
2.625%	12/05/22		900	900,555
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
3.875%	07/14/27		610	609,715
Itau Corp. Banca (Chile),
Sr. Unsec’d. Notes
3.125%	01/15/18		2,700	2,700,680
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.300%	12/31/49		2,750	2,852,025
Sr. Unsec’d. Notes
2.950%	10/01/26		1,430	1,404,604
3.125%	01/23/25		5,740	5,771,652
3.200%	01/25/23		2,265	2,310,303
3.882%	07/24/38		1,020	1,048,527
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.900%
2.267%(c)	04/25/23		3,100	3,134,821
Sub. Notes
3.875%	09/10/24		1,250	1,303,903
4.250%	10/01/27		1,175	1,248,851
KBC Bank NV (Belgium),
Sub. Notes
8.000%	01/25/23		2,400	2,411,327
Lansforsakringar Hypotek AB (Sweden),
Covered Bonds, MTN
2.250%	09/21/22	SEK	143,200	18,635,063
Lloyds Banking Group PLC (United Kingdom),
Jr. Sub. Notes
7.000%	12/29/49	GBP	3,100	4,407,277
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.350%, 144A
2.044%(c)	04/04/19		1,300	1,301,338
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes
2.900%	02/06/25		2,300	2,289,470
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.880%
3.361%(c)	03/01/21		1,000	1,040,301
Morgan Stanley,
Jr. Sub. Notes
5.550%	12/31/49		1,535	1,594,481
Sr. Unsec’d. Notes
4.375%	01/22/47		670	734,442
Sr. Unsec’d. Notes, MTN
3.125%	07/27/26		885	872,902
3.971%	07/22/38		315	326,181
4.300%	01/27/45		3,070	3,311,234
Sub. Notes, GMTN
4.350%	09/08/26		1,450	1,519,395
MUFG Americas Holdings Corp.,
Sr. Unsec’d. Notes
2.250%	02/10/20		2,800	2,784,795
National City Corp.,
Sub. Notes

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Banks (continued)
6.875%	05/15/19		3,930	$4,166,722
Nordea Hypotek AB (Sweden),
Covered Bonds, MTN
1.000%	04/08/22	SEK	18,100	2,239,642
Nykredit Realkredit A/S (Denmark),
Covered Bonds
2.000%	04/01/18	DKK	10,500	1,701,724
2.000%	10/01/47	DKK	61,975	10,062,258
2.500%	10/01/47	DKK	9	1,445
PNC Bank NA,
Sr. Unsec’d. Notes, MTN
3.250%	06/01/25		2,335	2,369,859
Realkredit Danmark A/S (Denmark),
Covered Bonds
1.000%	04/01/18	DKK	66,700	10,782,230
1.000%	04/01/18	DKK	1,100	177,803
2.000%	10/01/47	DKK	107,295	17,482,683
Covered Bonds, MTN
2.500%	07/01/47	DKK	100	16,810
Royal Bank of Scotland PLC (The) (United Kingdom),
Sub. Notes, EMTN
6.934%	04/09/18	EUR	400	488,689
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.875%	10/16/20		2,000	2,006,610
2.875%	08/05/21		2,300	2,294,365
Santander UK PLC (United Kingdom),
Sr. Unsec’d. Notes
2.375%	03/16/20		2,500	2,500,626
Sberbank of Russia Via SB Capital SA (Russia),
Sr. Unsec’d. Notes, EMTN
3.080%	03/07/19	EUR	900	1,107,431
Stadshypotek AB (Sweden),
Covered Bonds
4.500%	09/21/22	SEK	62,000	8,864,524
Covered Bonds, 144A
1.875%	10/02/19		1,900	1,886,984
Covered Bonds, MTN
1.500%	12/15/21	SEK	10,000	1,263,842
State Bank of India (India),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.950%
2.297%(c)	04/06/20		1,600	1,602,559
State Street Corp.,
Jr. Sub. Notes
5.250%	12/31/49		1,280	1,342,464
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes
2.450%	01/16/20		2,025	2,025,643
Sumitomo Mitsui Trust Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
2.050%	03/06/19		1,000	997,409
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.510%, 144A
2.018%(c)	03/06/19		2,500	2,504,092
Sveriges Sakerstallda Obligationer AB (Sweden),
Covered Bonds
1.250%	06/15/22	SEK	141,000	17,602,320
2.000%	06/17/26	SEK	35,000	4,416,419
Swedbank Hypotek AB (Sweden),
Covered Bonds, MTN

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Banks (continued)
1.000%	09/15/21		SEK	35,000	$4,350,136
Toronto-Dominion Bank (The) (Canada),
Covered Bonds, 144A
2.250%	03/15/21			1,400	1,392,249
2.500%	01/18/23	(a)		3,100	3,092,249
UBS AG (Switzerland),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.580%, 144A
2.103%(c)	06/08/20			5,100	5,122,246
Sr. Unsec’d. Notes, MTN, 144A
2.200%	06/08/20			2,200	2,185,885
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.320%, 144A
1.835%(c)	12/07/18			1,800	1,801,636
Sub. Notes, EMTN
4.750%	05/22/23			3,000	3,020,573
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A
2.650%	02/01/22			2,900	2,867,162
2.859%	08/15/23			1,620	1,601,479
4.253%	03/23/28			1,500	1,580,533
Wells Fargo & Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.230%
2.610%(c)	10/31/23			1,600	1,642,542
Westpac Banking Corp. (Australia),
Covered Bonds, 144A
1.850%	11/26/18			1,200	1,197,703

					322,469,679

Beverages — 0.0%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36			2,115	2,364,886
4.900%	02/01/46			565	654,829

					3,019,715

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
4.663%	06/15/51			2,381	2,663,160
Celgene Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/22			950	965,039

					3,628,199

Building Materials — 0.0%
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	11/15/24			2,200	2,299,659
US Concrete, Inc.,
Gtd. Notes
6.375%	06/01/24			600	643,500

					2,943,159

Chemicals — 0.2%
Agrium, Inc. (Canada),
Sr. Unsec’d. Notes
4.125%	03/15/35			175	180,791
5.250%	01/15/45			1,220	1,419,431
Blue Cube Spinco, Inc.,
Gtd. Notes
9.750%	10/15/23			1,605	1,893,899

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Chemicals (continued)
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44		1,230	$1,214,625
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.125%	11/15/21		1,480	1,551,827
4.625%	10/01/44		1,050	1,147,856
Eastman Chemical Co.,
Sr. Unsec’d. Notes
2.700%	01/15/20		2,750	2,767,736
3.800%	03/15/25	(a)	1,338	1,394,983
4.650%	10/15/44		330	359,973
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
4.625%	02/26/55		600	634,950
5.750%	04/15/24		2,270	2,587,093
RPM International, Inc.,
Sr. Unsec’d. Notes
6.500%	02/15/18		2,745	2,759,135
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
3.450%	06/01/27		425	431,798

				18,344,097

Commercial Services — 0.2%
Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes, EMTN
2.091%	09/14/21		700	682,191
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.540%
1.931%(c)	08/04/20		5,200	5,204,471
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.250%	01/12/20		740	739,619
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.350%	10/15/19		1,500	1,495,720
3.300%	12/01/26		2,670	2,647,278
4.500%	02/15/45		625	642,041
Moody’s Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.350%
1.837%(c)	09/04/18		2,380	2,381,896
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22		1,450	1,491,688
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28		700	703,500
5.500%	05/15/27		450	473,625
5.875%	09/15/26		225	240,750

				16,702,779

Computers — 0.1%
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
3.480%	06/01/19		1,255	1,270,722
4.420%	06/15/21		1,750	1,823,534
5.450%	06/15/23		2,500	2,701,598
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Computers (continued)
2.850%	10/05/18		585	$587,819
Seagate HDD Cayman,
Gtd. Notes
3.750%	11/15/18		1,625	1,648,563

				8,032,236

Diversified Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands),
Gtd. Notes
3.750%	05/15/19		1,550	1,574,532
4.625%	10/30/20		800	838,625
Ally Financial, Inc.,
Sr. Unsec’d. Notes
3.250%	02/13/18		300	300,149
3.600%	05/21/18		7,000	7,021,000
Arrow Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.125%	09/15/24	GBP	375	511,242
BOC Aviation Ltd. (Singapore),
Sr. Unsec’d. Notes, MTN, 144A
2.750%	09/18/22		1,600	1,566,043
3.500%	09/18/27		500	485,145
BRFkredit A/S (Denmark),
Covered Bonds
2.000%	10/01/47	DKK	5,963	966,407
2.500%	10/01/47	DKK	10	1,621
4.000%	01/01/18	DKK	31,200	5,027,028
Doric Nimrod Air Finance Alpha Ltd. 2012-1 Class A Pass Through Trust (Guernsey),
Pass-Through Certificates, 144A
5.125%	11/30/24		1,005	1,048,457
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust (Guernsey),
Pass-Through Certificates, 144A
5.250%	05/30/25		1,382	1,455,424
Emerald Bay SA (Luxembourg),
Pass-Through Certificates, 144A
10.459%(s)	10/08/20	EUR	2,285	2,536,025
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
7.125%	09/01/18		3,200	3,301,979
Sr. Unsec’d. Notes
5.875%	04/01/19		100	104,080
6.250%	05/15/19		1,600	1,676,647
Intrum Justitia AB (Sweden),
Sr. Unsec’d. Notes, 144A
3.125%	07/15/24	EUR	600	721,623
LeasePlan Corp. NV (Netherlands),
Sr. Unsec’d. Notes, 144A
2.500%	05/16/18		2,100	2,100,245
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes(d)
2.851%	12/23/24		200	9,200
2.907%	11/16/24		400	18,600
5.625%	01/24/13		1,700	78,200
Lincoln Finance Ltd. (Netherlands),
Sr. Sec’d. Notes
6.875%	04/15/21	EUR	500	629,679

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Navient Corp.,
Sr. Unsec’d. Notes
5.875%	03/25/21		100	$103,250
Sr. Unsec’d. Notes, MTN
4.875%	06/17/19		1,200	1,220,280
5.500%	01/15/19		2,800	2,849,000
8.000%	03/25/20		900	973,125
8.450%	06/15/18		750	769,125
Nordea Kredit Realkreditaktieselskab (Denmark),
Covered Bonds
2.000%	01/01/18	DKK	34,500	5,557,793
2.000%	01/01/18	DKK	100	16,110
2.000%	10/01/47	DKK	63,315	10,303,870
2.500%	10/01/47	DKK	3	422
OneMain Financial Holdings LLC,
Gtd. Notes, 144A
6.750%	12/15/19		3,550	3,667,860
ORIX Corp. (Japan),
Sr. Unsec’d. Notes
3.250%	12/04/24		400	398,725
Rio Oil Finance Trust (Brazil),
Sr. Sec’d. Notes
9.250%	07/06/24		1,204	1,300,644
Sr. Sec’d. Notes, 144A
9.250%	07/06/24		2,692	2,907,321
Synchrony Financial,
Sr. Unsec’d. Notes
2.700%	02/03/20		2,980	2,987,448

				65,026,924

Electric — 0.4%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.500%	01/12/18		3,000	2,998,679
AES Corp.,
Sr. Unsec’d. Notes
7.375%	07/01/21		2,325	2,609,813
Calpine Corp.,
Sr. Unsec’d. Notes
5.500%	02/01/24		1,300	1,238,250
Commonwealth Edison Co.,
First Mortgage
3.700%	03/01/45		475	483,595
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/46		1,020	1,062,296
ContourGlobal Power Holdings SA,
Sr. Sec’d. Notes, 144A
5.125%	06/15/21	EUR	1,300	1,628,840
Dominion Energy, Inc.,
Jr. Sub. Notes
4.104%	04/01/21		2,310	2,403,899
Sr. Unsec’d. Notes
2.850%	08/15/26		405	391,125
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26		1,385	1,327,062
Dynegy, Inc.,

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Electric (continued)
Gtd. Notes
7.625%	11/01/24	(a)		1,700	$1,823,250
Emera US Finance LP (Canada),
Gtd. Notes
3.550%	06/15/26			785	787,249
Enel Americas SA (Chile),
Sr. Unsec’d. Notes
4.000%	10/25/26			245	248,866
Enel Finance International NV (Italy),
Gtd. Notes, 144A
3.500%	04/06/28			1,250	1,222,660
Entergy Corp.,
Sr. Unsec’d. Notes
5.125%	09/15/20			3,850	4,067,439
Entergy Gulf States Louisiana LLC,
First Mortgage
3.950%	10/01/20			1,700	1,762,996
Eversource Energy,
Sr. Unsec’d. Notes
3.150%	01/15/25			780	782,944
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
2.950%	01/15/20			795	803,089
Majapahit Holding BV (Indonesia),
Gtd. Notes
7.750%	01/20/20			3,300	3,609,539
NRG Energy, Inc.,
Gtd. Notes
7.250%	05/15/26			425	462,715
NV Energy, Inc.,
Sr. Unsec’d. Notes
6.250%	11/15/20			250	274,560
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.300%	03/15/27			1,945	1,930,257
PECO Energy Co.,
First Ref. Mortgage
4.800%	10/15/43			910	1,074,906
PSEG Power LLC,
Gtd. Notes
3.000%	06/15/21			865	872,606
Southern Power Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550%, 144A
2.175%(c)	12/20/20			2,000	2,004,202
Southwestern Public Service Co.,
First Mortgage
3.700%	08/15/47			1,335	1,366,082

					37,236,919

Electronics — 0.0%
Fortive Corp.,
Sr. Unsec’d. Notes
3.150%	06/15/26			650	645,637
Honeywell International, Inc.,
Sr. Unsec’d. Notes
0.650%	02/21/20		EUR	900	1,093,638

					1,739,275

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Entertainment — 0.0%
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23			1,550	$1,569,375
CPUK Finance Ltd. (United Kingdom),
Sec’d. Notes, 144A
4.250%	02/28/47		GBP	225	309,277
4.875%	02/28/47		GBP	125	171,512

					2,050,164

Foods — 0.1%
Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25			500	450,999
Danone SA (France),
Sr. Unsec’d. Notes, 144A
2.077%	11/02/21			1,700	1,662,942
Darling Ingredients, Inc.,
Gtd. Notes
5.375%	01/15/22			2,000	2,052,500
Ingles Markets, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/23			1,800	1,818,000
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A
5.750%	06/15/25			2,050	1,973,125
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26			1,285	1,236,530
4.375%	06/01/46			375	371,456
5.000%	07/15/35			700	764,241
Kroger Co. (The),
Sr. Unsec’d. Notes
4.450%	02/01/47	(a)		260	259,607
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
2.000%	10/28/21			1,200	1,167,438
Tyson Foods, Inc.,
Gtd. Notes
5.150%	08/15/44			190	222,350

					11,979,188

Forest Products & Paper — 0.0%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A
3.600%	03/01/25			1,820	1,870,456
International Paper Co.,
Sr. Unsec’d. Notes
4.800%	06/15/44			1,410	1,543,465

					3,413,921

Gas — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.625%	05/20/24			700	727,999
5.875%	08/20/26			700	720,999
Sempra Energy,
Sr. Unsec’d. Notes
2.400%	03/15/20			945	944,456

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Gas (continued)
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.450%
2.038%(c)	03/15/21		2,600	$2,604,004
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43		350	372,299

				5,369,757

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
2.900%	11/30/21		2,600	2,630,100
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19		1,100	1,103,976
4.685%	12/15/44		1,400	1,530,894
Boston Scientific Corp.,
Sr. Unsec’d. Notes
6.000%	01/15/20		2,500	2,668,479
Medtronic, Inc.,
Gtd. Notes
4.625%	03/15/45		2,360	2,749,522
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
2.700%	04/01/20		1,300	1,300,632

				11,983,603

Healthcare-Services — 0.3%
Aetna, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24		1,000	1,015,224
6.750%	12/15/37		1,410	1,933,786
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/22		1,300	1,348,750
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22		1,700	977,500
8.000%	11/15/19	(a)	1,700	1,436,500
Cigna Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/25		2,400	2,411,702
HCA Healthcare, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21		5,000	5,300,000
HCA, Inc.,
Gtd. Notes
5.875%	02/15/26		375	396,563
HealthSouth Corp.,
Gtd. Notes
5.125%	03/15/23		300	306,750
5.750%	11/01/24		1,600	1,638,000
Humana, Inc.,
Sr. Unsec’d. Notes
3.950%	03/15/27		310	320,969
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.625%	02/01/20		270	270,711
3.200%	02/01/22		1,225	1,248,941
4.625%	11/15/20		550	578,769

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Healthcare-Services (continued)
New York and Presbyterian Hospital (The),
Unsec’d. Notes
4.024%	08/01/45			350	$370,309
4.763%	08/01/2116			675	718,645
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.500%	03/30/20			1,040	1,039,952
3.450%	06/01/26			285	285,944
3.500%	03/30/25			1,650	1,669,009
Select Medical Corp.,
Gtd. Notes
6.375%	06/01/21			1,950	2,001,188
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
5.125%	05/01/25	(a)		675	658,125
Sr. Unsec’d. Notes
5.500%	03/01/19			1,500	1,522,500
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.625%	07/15/35			1,670	1,944,851

					29,394,688

Holding Companies-Diversified — 0.1%
Co-operative Group Holdings 2011 Ltd. (United Kingdom),
Gtd. Notes
7.500%	07/08/26		GBP	3,500	5,845,273

Home Builders — 0.1%
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A
6.500%	12/15/20			1,500	1,529,999
CalAtlantic Group, Inc.,
Gtd. Notes
8.375%	05/15/18			3,000	3,060,000
M/I Homes, Inc.,
Gtd. Notes
6.750%	01/15/21			2,200	2,277,000
PulteGroup, Inc.,
Gtd. Notes
5.500%	03/01/26			1,500	1,631,250
William Lyon Homes, Inc.,
Gtd. Notes
7.000%	08/15/22			2,000	2,060,000

					10,558,249

Home Furnishings — 0.0%
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26			650	666,380

Household Products/Wares — 0.0%
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 3 Month LIBOR + 0.560%, 144A
2.235%(c)	06/24/22			1,200	1,199,572
Spectrum Brands, Inc.,
Gtd. Notes, 144A
4.000%	10/01/26		EUR	1,250	1,588,556

					2,788,128

Housewares — 0.0%
Newell Brands, Inc.,

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Housewares (continued)
Sr. Unsec’d. Notes
2.875%	12/01/19		2,050	$2,066,470
3.850%	04/01/23		1,500	1,552,141
4.200%	04/01/26		145	151,439
5.500%	04/01/46		310	369,606

				4,139,656

Insurance — 0.2%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/26		4,855	5,034,674
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43		660	769,836
Chubb INA Holdings, Inc.,
Gtd. Notes
3.150%	03/15/25		840	849,867
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24	EUR	700	868,313
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44		1,780	1,978,265
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23		3,360	3,420,739
MetLife, Inc.,
Sr. Unsec’d. Notes
6.817%	08/15/18		100	102,931
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40		980	1,315,687
Nuveen Finance LLC,
Sr. Unsec’d. Notes, 144A
2.950%	11/01/19		570	575,450
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		1,530	1,750,130

				16,665,892

Internet — 0.1%
Baidu, Inc. (China),
Sr. Unsec’d. Notes
3.250%	08/06/18		3,900	3,917,219
eBay, Inc.,
Sr. Unsec’d. Notes
2.875%	08/01/21		1,000	1,009,928
Netflix, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	05/15/27	EUR	1,700	2,056,628

				6,983,775

Iron/Steel — 0.0%
Bao-Trans Enterprises Ltd. (China),
Sr. Unsec’d. Notes
3.750%	12/12/18		900	904,422
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.250%	08/10/26		268	310,478

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Iron/Steel (continued)
					$1,214,900

Lodging — 0.1%
Boyd Gaming Corp.,
Gtd. Notes
6.875%	05/15/23			1,500	1,589,999
MGM Resorts International,
Gtd. Notes
6.000%	03/15/23			2,525	2,727,000

					4,316,999

Machinery-Diversified — 0.0%
CNH Industrial Capital LLC,
Gtd. Notes
3.375%	07/15/19			400	403,000
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.290%
1.948%(c)	06/22/20			2,400	2,402,539

					2,805,539

Media — 0.4%
Altice SA (Luxembourg),
Gtd. Notes
7.250%	05/15/22		EUR	1,500	1,823,311
Gtd. Notes, 144A
7.750%	05/15/22	(a)		5,100	5,023,499
Altice US Finance I Corp.,
Sr. Sec’d. Notes, 144A
5.500%	05/15/26			800	814,999
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
7.750%	04/15/18			1,000	1,012,500
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	05/01/23			2,425	2,473,499
5.375%	05/01/25			1,500	1,545,480
5.875%	04/01/24			800	834,000
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21			800	802,000
6.375%	09/15/20			2,304	2,338,560
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20			2,650	2,699,399
4.464%	07/23/22			7,700	8,033,788
6.384%	10/23/35			790	922,424
6.484%	10/23/45			955	1,113,463
6.834%	10/23/55			250	300,711
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24			2,700	2,659,188
Discovery Communications LLC,
Gtd. Notes
5.000%	09/20/37			140	145,053
5.200%	09/20/47			495	516,641
DISH DBS Corp.,
Gtd. Notes
7.875%	09/01/19			1,000	1,070,000

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Media (continued)
SFR Group SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26			1,500	$1,539,375
Time Warner, Inc.,
Gtd. Notes
2.950%	07/15/26			2,100	1,986,208
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes
4.000%	01/15/25		EUR	1,000	1,266,318
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25			925	900,719
Virgin Media Sec’d. Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.000%	04/15/27		GBP	1,100	1,509,296

					41,330,431

Mining — 0.1%
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.750%	05/01/43			370	464,635
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
4.500%	09/16/25	(v)		10,000	10,705,485
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.875%	04/23/45			825	996,465
6.750%	04/16/40			500	651,866

					12,818,451

Miscellaneous Manufacturing — 0.1%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	12/01/24			1,450	1,471,749
General Electric Co.,
Sr. Unsec’d. Notes
0.875%	05/17/25		EUR	1,425	1,703,501
Ingersoll-Rand Luxembourg Finance SA,
Gtd. Notes
3.550%	11/01/24			1,410	1,456,696
Textron, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550%
1.960%(c)	11/10/20			1,290	1,289,638

					5,921,584

Multi-National — 0.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21			3,605	3,525,257
2.200%	07/18/20			260	257,972
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.500%	09/01/23		AUD	600	404,526
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.500%	08/10/23		AUD	2,900	1,963,594

					6,151,349

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.000%	09/01/23		1,200	$1,240,500
Xerox Corp.,
Sr. Unsec’d. Notes
2.750%	09/01/20		1,148	1,134,529

				2,375,029

Oil & Gas — 0.7%
Anadarko Finance Co.,
Gtd. Notes
7.500%	05/01/31		1,200	1,540,318
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
6.200%	03/15/40		885	1,073,110
Apache Corp.,
Sr. Unsec’d. Notes
5.100%	09/01/40		625	665,866
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47		900	947,100
Concho Resources, Inc.,
Gtd. Notes
4.875%	10/01/47		170	184,863
Continental Resources, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	01/15/28		500	493,600
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		500	589,336
7.950%	04/15/32		1,700	2,331,148
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	05/28/45		1,950	1,990,950
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
4.950%	07/19/22		770	805,767
Sr. Unsec’d. Notes, 144A
6.510%	03/07/22		1,530	1,692,180
Sr. Unsec’d. Notes, MTN
4.625%	10/15/18	EUR	270	333,684
Helmerich & Payne International Drilling Co.,
Gtd. Notes
4.650%	03/15/25		1,610	1,694,765
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
3.875%	04/19/22		1,335	1,355,025
4.750%	04/19/27		200	210,580
Sr. Unsec’d. Notes, MTN, 144A
6.375%	04/09/21		1,000	1,091,000
Kerr-McGee Corp.,
Gtd. Notes
6.950%	07/01/24		1,275	1,502,941
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44		1,000	1,071,149
5.250%	11/15/43		750	830,073
Odebrecht Drilling Norbe VIII/IX Ltd. (Brazil),
Sr. Sec’d. Notes, 144A(d)

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
6.350%	06/30/22		4,576	$2,882,880
Odebrecht Offshore Drilling Finance Ltd. (Brazil),
Sr. Sec’d. Notes, 144A(d)
6.625%	10/01/23		989	398,185
6.750%	10/01/23		827	332,827
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.125%	01/17/22		2,430	2,578,838
7.375%	01/17/27		3,865	4,255,365
8.375%	05/23/21		2,400	2,737,200
Gtd. Notes, 144A
5.299%	01/27/25		3,149	3,158,447
5.999%	01/27/28		2,685	2,691,713
Sr. Unsec’d. Notes
8.375%	12/10/18		300	314,610
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	01/21/21		1,310	1,389,910
6.375%	01/23/45		773	777,136
6.500%	03/13/27		12,500	13,662,500
Gtd. Notes, 144A
5.375%	03/13/22		375	397,500
6.500%	03/13/27		340	371,620
Gtd. Notes, EMTN
2.750%	04/21/27	EUR	300	345,109
Gtd. Notes, MTN
6.750%	09/21/47		470	490,610
6.875%	08/04/26		650	736,938
Gtd. Notes, MTN, 144A
6.500%	03/13/27		1,440	1,573,920
6.750%	09/21/47		1,500	1,565,775
Phillips 66,
Gtd. Notes
4.875%	11/15/44		230	263,439
Rio Oil Finance Trust (Brazil),
Sr. Sec’d. Notes, 144A
9.750%	01/06/27		1,931	2,085,024
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22		1,800	1,823,580
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.500%	03/23/21		900	1,017,900

				66,254,481

Oil & Gas Services — 0.0%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes, 144A
4.080%	12/15/47		225	228,840

Packaging & Containers — 0.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Sr. Sec’d. Notes, 144A
4.625%	05/15/23		600	612,179
Ball Corp.,
Gtd. Notes
4.375%	12/15/23	EUR	825	1,141,265

				1,753,444

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Pharmaceuticals — 0.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	05/14/26			430	$428,729
3.600%	05/14/25			970	997,233
4.500%	05/14/35			1,625	1,784,805
Allergan Funding SCS,
Gtd. Notes
4.550%	03/15/35			1,970	2,084,588
4.750%	03/15/45			122	129,876
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
3.250%	03/01/25			470	472,576
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
4.750%	12/15/24		EUR	665	848,481
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23			1,550	1,216,750
6.000%	02/01/25			500	387,500
Express Scripts Holding Co.,
Gtd. Notes
4.500%	02/25/26			3,540	3,756,674
Forest Laboratories LLC,
Gtd. Notes, 144A
4.875%	02/15/21			1,500	1,587,793
5.000%	12/15/21			1,500	1,604,215
Mylan NV,
Gtd. Notes
3.150%	06/15/21			1,100	1,106,141
3.950%	06/15/26	(a)		1,690	1,704,140
Nidda Healthcare Holding AG (Germany),
Sr. Sec’d. Notes, 144A
3.500%	09/30/24			EUR 400	483,437
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
1.900%	09/23/19			2,500	2,477,366
3.200%	09/23/26			3,545	3,466,133

					24,536,437

Pipelines — 0.3%
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp.,
Gtd. Notes, 144A
4.150%	08/15/26			1,555	1,552,564
DCP Midstream Operating LP,
Gtd. Notes, 144A
5.350%	03/15/20			686	715,155
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.400%
1.750%(c)	01/10/20			1,300	1,301,791
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
2.288%(c)	06/15/20			1,700	1,715,790
Enterprise Products Operating LLC,
Gtd. Notes
4.900%	05/15/46			2,020	2,225,626
EQT Midstream Partners LP,
Sr. Unsec’d. Notes
4.125%	12/01/26			2,600	2,589,124
Fermaca Enterprises S de RL de CV (Mexico),

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Pipelines (continued)
Sr. Sec’d. Notes, 144A
6.375%	03/30/38			840	$903,248
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.500%	09/01/23			900	900,580
Kinder Morgan, Inc.,
Gtd. Notes
7.250%	06/01/18			100	102,106
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.200%	03/15/25			1,875	1,844,632
MPLX LP,
Sr. Unsec’d. Notes
5.200%	03/01/47			105	115,230
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.375%	08/15/22			50	50,844
4.875%	08/15/27	(a)		200	207,500
ONEOK, Inc.,
Gtd. Notes
4.950%	07/13/47			770	801,096
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.000%	03/15/27			3,800	4,077,689
Spectra Energy Partners LP,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
2.195%(c)	06/05/20			400	402,995
Williams Partners LP,
Sr. Unsec’d. Notes
4.000%	09/15/25			675	690,669
4.300%	03/04/24			2,275	2,382,730
4.900%	01/15/45			287	304,470

					22,883,839

Real Estate — 0.1%
Kennedy Wilson Europe Real Estate PLC (United Kingdom),
Sr. Unsec’d. Notes
3.950%	06/30/22		GBP	1,600	2,269,803
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
3.125%	03/20/22			3,000	3,040,012
WEA Finance LLC (Australia),
Gtd. Notes, 144A
3.150%	04/05/22			2,100	2,119,449

					7,429,264

Real Estate Investment Trusts (REITs) — 0.3%
Camden Property Trust,
Sr. Unsec’d. Notes
4.625%	06/15/21			1,700	1,797,216
DDR Corp.,
Sr. Unsec’d. Notes
3.900%	08/15/24			3,855	3,883,616
FelCor Lodging LP,
Gtd. Notes
6.000%	06/01/25			1,700	1,793,500
Highwoods Realty LP,
Sr. Unsec’d. Notes

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
3.875%	03/01/27	(a)		1,900	$1,903,356
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24			200	199,427
Mid-America Apartments LP,
Sr. Unsec’d. Notes
3.600%	06/01/27			3,200	3,205,458
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
5.000%	10/15/27			1,550	1,579,063
Regency Centers LP,
Gtd. Notes
4.800%	04/15/21			1,750	1,848,677
Select Income REIT,
Sr. Unsec’d. Notes
2.850%	02/01/18			605	605,000
Unibail-Rodamco SE (France),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.770%
2.129%(c)	04/16/19			1,500	1,506,851
Ventas Realty LP,
Gtd. Notes
3.750%	05/01/24			2,750	2,823,546
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
4.000%	04/30/19			2,000	2,036,382

					23,182,092

Retail — 0.1%
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24			925	934,249
CVS Health Corp.,
Sr. Unsec’d. Notes
2.125%	06/01/21			800	780,727
2.750%	12/01/22			1,740	1,714,045
5.125%	07/20/45			510	584,508
5.300%	12/05/43			500	581,815
Dollar Tree, Inc.,
Gtd. Notes
5.750%	03/01/23			200	209,500
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23	(a)		3,000	3,236,250
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.700%	12/09/35			220	249,891
PetSmart, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	06/01/25			350	268,625
QVC, Inc.,
Sr. Sec’d. Notes
3.125%	04/01/19			500	501,866
Unique Pub Finance Co. PLC (The) (United Kingdom),
Sr. Sec’d. Notes
6.542%	03/30/21		GBP	788	1,147,760

					10,209,236

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.,

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Semiconductors (continued)
Gtd. Notes, 144A
3.875%	01/15/27		1,690	$1,663,038
KLA-Tencor Corp.,
Sr. Unsec’d. Notes
3.375%	11/01/19		2,500	2,541,218
4.125%	11/01/21		600	625,908
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
3.875%	09/01/22		1,000	1,011,250
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		1,425	1,506,938

				7,348,352

Software — 0.1%
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23		2,325	2,458,688
Infor US, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	08/15/20		2,000	2,055,000
Microsoft Corp.,
Sr. Unsec’d. Notes
3.950%	08/08/56		1,535	1,638,447
4.500%	02/06/57		740	876,252
Quintiles IMS, Inc.,
Gtd. Notes, 144A
3.500%	10/15/24	EUR	1,150	1,436,420
VMware, Inc.,
Sr. Unsec’d. Notes
2.950%	08/21/22		140	139,609
3.900%	08/21/27		100	100,948

				8,705,364

Telecommunications — 0.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.800%	09/04/26	EUR	1,000	1,214,844
3.150%	09/04/36	EUR	1,000	1,228,613
3.400%	05/15/25		5,510	5,417,159
4.750%	05/15/46		180	176,048
4.900%	08/14/37		385	389,849
5.150%	02/14/50		600	607,479
5.250%	03/01/37		125	132,203
5.300%	08/14/58		635	637,083
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%
2.009%(c)	01/15/20		800	804,769
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.950%
2.309%(c)	07/15/21		2,000	2,027,407
Bharti Airtel International Netherlands BV (India),
Gtd. Notes
5.125%	03/11/23		220	233,154
Gtd. Notes, 144A
5.125%	03/11/23		400	423,916
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23		900	884,844
Sprint Capital Corp.,
Gtd. Notes

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Telecommunications (continued)
6.875%	11/15/28		1,000	$1,006,250
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
7.000%	08/15/20		1,900	2,014,000
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23		1,875	1,886,719
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, EMTN
6.375%	06/24/19	GBP	800	1,159,809
T-Mobile USA, Inc.,
Gtd. Notes
6.500%	01/15/26		1,600	1,746,000
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.000%	11/01/21		100	101,118
4.500%	08/10/33		950	996,388
Wind Tre SpA (Italy),
Sr. Sec’d. Notes, 144A
2.625%	01/20/23	EUR	650	763,281
3.125%	01/20/25	EUR	1,375	1,605,871

				25,456,804

Transportation — 0.1%
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes, 144A
5.875%	07/05/34		7,600	8,211,800

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.050%	01/09/20		2,490	2,519,864
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
3.000%	07/15/22		500	495,154

				3,015,018

TOTAL CORPORATE BONDS (cost $927,221,586)				950,909,141

SOVEREIGN BONDS — 4.4%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.500%	10/11/22		1,800	1,764,000
3.125%	10/11/27		1,900	1,857,744
Argentina Bonar Bonds (Argentina),
Bonds, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.000%
25.413%(c)	04/03/22	ARS	6,469	342,675
Argentina POM Politica Monetaria (Argentina),
Bonds, Argentina Central Bank 7D Repo Reference Rate + 0.000%
28.750%(c)	06/21/20	ARS	30,050	1,731,521
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
2.500%(cc)	12/31/38		10,700	7,866,105
3.375%	01/15/23	EUR	2,400	2,935,611
6.875%	04/22/21		1,130	1,230,569
6.875%	01/26/27		2,100	2,294,250

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
7.820%	12/31/33		EUR	681	$953,852
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
3.000%	09/20/25		AUD	1,500	1,646,414
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.750%	06/04/18		EUR	900	1,093,563
4.950%	02/11/20		EUR	5,000	6,334,776
Azerbaijan International Bond (Azerbaijan),
Sr. Unsec’d. Notes
4.750%	03/18/24	(v)		4,000	4,129,199
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28			1,095	1,108,688
Bundesobligation (Germany),
Bonds
0.000%	04/17/20		EUR	3,700	4,499,755
Bundesrepublik Deutschland Bundesanleihe (Germany),
Bonds
4.000%	01/04/18		EUR	830	995,942
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond (Germany),
Bonds, TIPS
0.750%	04/15/18		EUR	3,500	4,542,991
Canadian Government Real Return Bond (Canada),
Bonds
4.250%	12/01/26		CAD	1,200	1,906,341
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
5.000%	06/15/45			375	396,563
11.750%	02/25/20			250	298,500
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds, TIPS
0.100%	04/15/23		EUR	800	1,090,718
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
5.500%	01/27/25			7,000	7,411,249
7.500%	05/06/21			1,060	1,156,725
Sr. Unsec’d. Notes, 144A
7.500%	05/06/21			2,150	2,346,188
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
8.750%	06/02/23			4,000	4,424,999
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, MTN
7.500%	01/31/27			2,000	2,210,595
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes, 144A
6.375%	01/18/27			3,300	3,357,750
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes, 144A
5.000%	09/23/21			7,700	7,797,082
Hellenic Republic Government Bond (Greece),
Bonds
3.000%(cc)	02/24/30		EUR	600	643,766
3.000%(cc)	02/24/32		EUR	90	94,181
3.000%(cc)	02/24/33		EUR	100	103,496
3.000%(cc)	02/24/34		EUR	510	538,686
3.000%(cc)	02/24/37		EUR	1,200	1,211,529
Sr. Unsec’d. Notes, 144A
4.375%	08/01/22		EUR	1,825	2,270,879

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.750%	11/22/23		1,900	$2,172,927
6.375%	03/29/21		2,280	2,530,982
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.375%	07/30/25	EUR	1,125	1,523,617
4.350%	01/11/48		5,200	5,275,566
6.875%	01/17/18		200	200,205
Sr. Unsec’d. Notes, 144A
3.375%	07/30/25	EUR	1,500	2,031,490
Sr. Unsec’d. Notes, MTN
2.625%	06/14/23	EUR	12,900	16,716,260
2.875%	07/08/21	EUR	600	782,785
3.750%	06/14/28	EUR	875	1,209,970
4.750%	07/18/47		9,600	10,234,339
Ireland Government Bond (Ireland),
Unsec’d. Notes
1.000%	05/15/26	EUR	2,700	3,322,713
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
1.450%	11/15/24	EUR	8,900	10,713,189
2.000%	12/01/25	EUR	7,600	9,342,755
4.500%	02/01/18	EUR	100	120,448
Sr. Unsec’d. Notes, 144A
4.750%	09/01/28	EUR	1,600	2,398,806
Unsec’d. Notes, 144A
3.450%	03/01/48	EUR	3,250	4,047,682
Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	2,100	3,540,768
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
1.750%	05/29/19		1,000	991,823
1.875%	04/20/21		600	586,216
2.000%	11/04/21		1,800	1,764,602
2.125%	06/01/20		400	397,592
2.125%	07/21/20		400	396,945
2.250%	02/24/20		800	796,528
2.375%	07/21/22		2,300	2,267,693
2.375%	11/16/22		1,100	1,088,129
2.500%	06/01/22		400	398,314
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, MTN, 144A
2.000%	09/08/20		2,000	1,973,081
2.625%	04/20/22		5,300	5,269,314
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, MTN, 144A
6.500%	07/21/45		3,000	3,849,120
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes
3.500%	03/20/27		1,100	1,117,173
Sr. Unsec’d. Notes, 144A
2.750%	03/20/22		3,000	2,989,200
3.500%	03/20/27		1,300	1,320,296
Mexican Bonos (Mexico),
Bonds
7.750%	05/29/31	MXN	10,752	547,128

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Mexican Bonos de Proteccion al Ahorro (Mexico),
Bonds, Mexico Treasuries Reference Yield 182 Days CETES + 0.000%
7.160%(c)	01/04/18	MXN	53,400	$2,709,833
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/2110		5,000	5,325,000
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		600	606,600
New Zealand Government Bond (New Zealand),
Sr. Unsec’d. Notes
2.000%	09/20/25	NZD	5,200	4,087,975
2.500%	09/20/35	NZD	1,700	1,376,031
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
5.625%	06/27/22		4,000	4,146,000
Peru Government Bond (Peru),
Sr. Unsec’d. Notes, 144A
6.150%	08/12/32	PEN	47,500	15,580,249
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
9.500%	02/02/30		1,000	1,579,851
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, MTN
5.125%	10/15/24		5,425	5,820,591
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
3.875%	02/15/30	EUR	2,740	3,812,619
Province of British Columbia (Canada),
Unsec’d. Notes
4.300%	06/18/42	CAD	300	298,279
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.450%	06/29/22		800	797,335
4.000%	10/07/19		600	618,668
Unsec’d. Notes
3.150%	06/02/22	CAD	7,500	6,208,234
3.450%	06/02/45	CAD	3,000	2,609,332
3.500%	06/02/24	CAD	3,000	2,539,141
Province of Quebec (Canada),
Bonds
5.000%	12/01/41	CAD	200	215,469
Notes
4.250%	12/01/21	CAD	1,100	944,119
Sr. Unsec’d. Notes
2.750%	08/25/21		2,200	2,223,480
Unsec’d. Notes
3.500%	12/01/22	CAD	1,600	1,347,163
3.750%	09/01/24	CAD	1,600	1,376,866
Unsec’d. Notes, MTN
7.295%	07/22/26		2,400	3,075,759
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
9.950%	06/09/21		1,450	1,679,621
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.500%	01/20/22		1,400	1,474,199
Queensland Treasury Corp. (Australia),
Gov’t. Gtd. Notes, MTN, 144A
3.000%	03/22/24	AUD	4,100	3,252,274

Interest Rate	Maturity Date		Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, MTN
2.375%	10/26/21			400	$390,183
Sr. Unsec’d. Notes, MTN, 144A
2.875%	03/04/23			11,500	11,304,753
3.625%	03/04/28			3,000	2,973,000
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
3.750%	07/24/26		EUR	2,500	3,239,585
Spain Government Bond (Spain),
Bonds, 144A
3.800%	04/30/24		EUR	4,600	6,566,740
Sr. Unsec’d. Notes, 144A
1.450%	10/31/27	(v)	EUR	13,200	15,688,510
2.150%	10/31/25	(v)	EUR	20,300	26,215,410
2.900%	10/31/46		EUR	300	364,786
Spain Government International Bond (Spain),
Sr. Unsec’d. Notes, EMTN
5.250%	04/06/29		GBP	200	322,747
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes, 144A
5.750%	01/18/22			7,000	7,311,801
Sweden Government International Bond (Sweden),
Sr. Unsec’d. Notes, MTN
0.875%	01/31/18		EUR	2,200	2,642,677
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes
2.125%	05/19/20			1,000	990,083
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22			600	593,740
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.625%	03/30/21			1,500	1,578,897
7.000%	06/05/20			600	647,292
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/22			8,500	9,037,455
United Kingdom Gilt (United Kingdom),
Bonds
4.250%	12/07/27		GBP	600	1,041,555
4.250%	03/07/36		GBP	400	759,093
4.250%	12/07/40		GBP	3,100	6,157,225
Sr. Unsec’d. Notes
4.250%	06/07/32		GBP	500	914,521
Unsec’d. Notes
3.250%	01/22/44	(v)	GBP	17,900	31,473,510
3.500%	01/22/45	(v)	GBP	2,300	4,241,830
4.500%	09/07/34		GBP	200	383,901
United Kingdom Gilt Inflation Linked (United Kingdom),
Bonds, TIPS
0.125%	03/22/26		GBP	6,700	11,348,186
0.125%	11/22/56		GBP	399	1,081,059
Sr. Unsec’d. Notes, TIPS
0.125%	03/22/46		GBP	579	1,355,977
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
5.100%	06/18/50			4,000	4,440,000

TOTAL SOVEREIGN BONDS (cost $405,443,495)					411,273,762

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS — 0.3%
California — 0.1%
San Diego County Regional Airport Authority,
Revenue Bonds, BABs
6.628%	07/01/40	1,100	$1,212,310
State of California,
General Obligation Unlimited, BABs
7.600%	11/01/40	3,000	4,790,790
7.625%	03/01/40	200	312,890

			6,315,990

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Revenue Bonds, BABs
6.655%	04/01/57	4,000	5,038,400

Illinois — 0.1%
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40	600	813,534
City of Chicago,
General Obligation Unlimited
6.314%	01/01/44	735	783,326
7.375%	01/01/33	1,700	1,966,866
State of Illinois,
General Obligation Unlimited
5.000%	11/01/22	2,440	2,611,239

			6,174,965

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.687%	11/15/40	1,500	2,122,170
New York City Water & Sewer System,
Revenue Bonds, BABs
5.952%	06/15/42	435	607,786
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	4,000	4,618,920

			7,348,876

Ohio — 0.0%
American Municipal Power, Inc.,
Revenue Bonds, BABs
8.084%	02/15/50	800	1,363,399

Virginia — 0.0%
University of Virginia,
Revenue Bonds
4.179%	09/01/2117	400	417,128

West Virginia — 0.0%
Tobacco Settlement Finance Authority,
Revenue Bonds
10.067%(s)	06/01/47	5,100	281,979

TOTAL MUNICIPAL BONDS (cost $24,717,367)			26,940,737

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.9%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
3.621%(cc)	09/25/35	129	119,474

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust,
Series 2005-21CB, Class A3
5.250%	06/25/35	10	$9,154
Series 2005-56, Class 2A2, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 2.040%
2.905%(c)	11/25/35	14	13,128
Series 2005-56, Class 2A3, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.500%
2.365%(c)	11/25/35	14	12,336
Series 2005-62, Class 2A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.000%
2.063%(c)	12/25/35	208	192,807
Series 2005-76, Class 2A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.000%
2.063%(c)	02/25/36	15	13,453
Series 2005-81, Class A1, 1 Month LIBOR + 0.280%
1.832%(c)	02/25/37	1,493	1,358,306
Series 2005-82, Class A1, 1 Month LIBOR + 0.270%
1.822%(c)	02/25/36	3,427	2,998,106
Series 2005-J12, Class 2A1, 1 Month LIBOR + 0.270%
1.822%(c)	08/25/35	1,860	1,309,151
Series 2006-2CB, Class A14
5.500%	03/25/36	33	24,413
Series 2006-40T1, Class 2A1
6.000%	12/25/36	1,193	702,877
Series 2006-OA2, Class A5, 1 Month LIBOR + 0.230%
1.731%(c)	05/20/46	1,660	1,311,043
Series 2006-OA11, Class A1B, 1 Month LIBOR + 0.190%
1.742%(c)	09/25/46	76	67,911
Series 2006-OA19, Class A1, 1 Month LIBOR + 0.180%
1.681%(c)	02/20/47	2,079	1,722,223
Series 2006-OA22, Class A1, 1 Month LIBOR + 0.160%
1.712%(c)	02/25/47	125	119,655
Series 2007-16CB, Class 5A1
6.250%	08/25/37	30	25,880
American Home Mortgage Assets Trust,
Series 2007-1, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.700%
1.763%(c)	02/25/47	1,793	1,144,270
Banc of America Funding Corp.,
Series 2015-R3, Class 1A1, 1 Month LIBOR + 0.190%, 144A
1.742%(c)	03/27/36	2,907	2,877,670
Series 2015-R3, Class 2A1, 1 Month LIBOR + 0.130%, 144A
1.682%(c)	02/27/37	3,050	3,019,318
Series 2015-R3, Class 6A1, 1 Month LIBOR + 0.170%, 144A
1.722%(c)	05/27/36	2,715	2,686,228
Banc of America Funding Trust,
Series 2006-8T2, Class A10
5.753%	10/25/36	25	22,673
Series 2006-J, Class 4A1
3.830%(cc)	01/20/47	772	736,060
Series 2015-R2, Class 5A1, 1 Month LIBOR + 0.170%, 144A
1.717%(c)	09/29/36	3,065	3,034,451
Series 2015-R4, Class 4A1, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
3.500%(cc)	01/27/30		1,109	$1,109,869
Banc of America Mortgage Trust,
Series 2005-E, Class 2A1
3.781%(cc)	06/25/35		42	39,602
Series 2005-H, Class 2A1
3.595%(cc)	09/25/35		19	18,492
Series 2005-H, Class 2A5
3.595%(cc)	09/25/35		227	220,579
Bancaja 8 Fondo de Titulizacion de Activos (Spain),
Series 8, Class A, 3 Month Euribor + 0.110%
0.057%(c)	10/25/37	EUR	318	376,067
Bayview Opportunity Master Fund IVb Trust,
Series 2016-CRT1, Class M1, 1 Month LIBOR + 1.750%, 144A
3.314%(c)	10/27/27		429	429,395
Series 2017-CRT1, Class M, 1 Month LIBOR + 2.150%, 144A
3.714%(c)	10/25/28		1,050	1,051,261
BCAP LLC Trust,
Series 2011-RR4, Class 7A2, 144A
22.333%(cc)	04/26/37		47	9,890
Series 2011-RR4, Class 8A2, 144A
9.859%(cc)	02/26/36		1,344	627,343
Series 2011-RR5, Class 5A1, 144A
5.250%(cc)	08/26/37		211	215,982
Series 2011-RR5, Class 12A2, 144A
4.996%(cc)	03/26/37		1,005	681,964
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-5, Class 1A2
3.325%(cc)	08/25/33		6	5,718
Series 2003-9, Class 2A1
3.728%(cc)	02/25/34		62	62,890
Series 2004-2, Class 22A
3.682%(cc)	05/25/34		11	10,817
Series 2004-10, Class 13A1
3.550%(cc)	01/25/35		70	68,757
Series 2004-10, Class 22A1
3.814%(cc)	01/25/35		40	39,103
Series 2005-1, Class 2A1
3.427%(cc)	03/25/35		27	26,726
Series 2005-2, Class A1, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.450%
3.260%(c)	03/25/35		57	57,163
Series 2005-2, Class A2, 12 Month LIBOR + 1.950%
3.636%(c)	03/25/35		15	15,345
Series 2005-4, Class 3A1
3.458%(cc)	08/25/35		420	384,275
Series 2005-5, Class A2, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.150%
3.580%(c)	08/25/35		51	50,723
Bear Stearns Alt-A Trust,
Series 2005-7, Class 22A1
3.548%(cc)	09/25/35		176	156,006
Series 2005-9, Class 24A1
3.482%(cc)	11/25/35		95	83,062
Series 2005-10, Class 24A1
3.294%(cc)	01/25/36		174	171,065
Series 2006-2, Class 23A1

Interest Rate	Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
3.610%(cc)	03/25/36		182	$157,083
Series 2006-4, Class 21A1
3.489%(cc)	08/25/36		160	123,400
Series 2006-5, Class 2A2
3.467%(cc)	08/25/36		245	191,086
Series 2006-6, Class 32A1
3.490%(cc)	11/25/36		382	325,513
Series 2006-8, Class 3A1, 1 Month LIBOR + 0.160%
1.712%(c)	02/25/34		65	60,075
Bear Stearns Mortgage Funding Trust,
Series 2006-AR5, Class 1A1, 1 Month LIBOR + 0.160%
1.712%(c)	12/25/46		2,376	2,205,855
Bear Stearns Structured Products, Inc.,
Series 2007-R6, Class 1A1
4.009%(cc)	01/26/36		1,001	881,356
Series 2007-R6, Class 2A1
3.202%(cc)	12/26/46		638	577,782
Bellemeade Re Ltd. (Bermuda),
Series 2017-1, Class M1, 1 Month LIBOR + 1.700%, 144A
3.252%(c)	10/25/27		667	667,985
Berica ABS Srl (Italy),
Series 2011-1, Class A1, 3 Month Euribor + 0.300% (Cap N/A, Floor 0.000%)
0.000%(c)	12/31/55	EUR	285	342,099
Chase Mortgage Finance Trust,
Series 2007-A2, Class 7A1
3.144%(cc)	07/25/37		137	124,782
CIM Trust,
Series 2017-6, Class A1, 144A
3.015%(cc)	06/25/57		1,597	1,580,434
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB2, Class 2A
3.575%(cc)	03/25/34		32	31,938
Series 2005-10, Class 1A2A
3.415%(cc)	12/25/35		44	32,742
Series 2005-11, Class A2A, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.400%
3.630%(c)	10/25/35		746	752,324
Series 2011-12, Class 3A2, 144A
3.477%(cc)	09/25/47		791	744,841
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-12, Class 11A1
3.456%(cc)	08/25/34		61	57,361
Series 2004-12, Class 12A1
3.488%(cc)	08/25/34		153	148,960
Series 2004-22, Class A3
3.488%(cc)	11/25/34		811	807,815
Series 2004-HYB5, Class 2A1
3.484%(cc)	04/20/35		34	33,621
Series 2005-2, Class 1A1, 1 Month LIBOR + 0.640%
2.192%(c)	03/25/35		514	448,564
Series 2005-9, Class 1A1, 1 Month LIBOR + 0.600%
2.152%(c)	05/25/35		587	544,346
Series 2005-HYB6, Class 5A1
3.367%(cc)	10/20/35		88	77,172
Series 2005-HYB9, Class 5A1, 12 Month LIBOR + 1.750%
3.537%(c)	02/20/36		242	220,046
Series 2007-17, Class 2A1

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.500%	10/25/37		2,336	$1,870,178
Series 2007-18, Class 1A1
6.000%	11/25/37		175	158,268
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR20, Class 2A1
3.371%(cc)	08/25/33		4	4,009
CSFB Mortgage-Backed Trust,
Series 2004-AR6, Class 9A2, 1 Month LIBOR + 0.740%
2.292%(c)	10/25/34		34	33,438
CSMC Mortgage-Backed Trust,
Series 2007-3, Class 1A6A
5.579%(cc)	04/25/37		213	114,754
CSMC Trust,
Series 2010-18R, Class 4A4, 144A
3.315%(cc)	04/26/38		1,173	1,169,201
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2003-3, Class 3A1
5.000%	10/25/18		38	38,311
Series 2007-AR2, Class A1, 1 Month LIBOR + 0.150%
1.702%(c)	03/25/37		1,450	1,308,901
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust,
Series 2006-AB4, Class A1B1, 1 Month LIBOR + 0.100%
1.652%(c)	10/25/36		8	6,206
Series 2006-AB4, Class A6A2
5.886%	10/25/36		62	57,936
EuroMASTR PLC (United Kingdom),
Series 2007-1V, Class A2, 3 Month GBP LIBOR + 0.200%
0.718%(c)	06/15/40	GBP	1,034	1,347,284
Eurosail PLC (United Kingdom),
Series 2006-4X, Class A3C, 3 Month GBP LIBOR + 0.160%
0.683%(c)	12/10/44	GBP	1,079	1,436,999
Series 2007-3X, Class A3A, 3 Month GBP LIBOR + 0.950%
1.470%(c)	06/13/45	GBP	623	834,467
Series 2007-3X, Class A3C, 3 Month GBP LIBOR + 0.950%
1.470%(c)	06/13/45	GBP	208	278,120
Fannie Mae Connecticut Avenue Securities,
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%
3.002%(c)	01/25/29		970	979,401
Fannie Mae REMICS,
Series 2005-54, Class ZM
4.500%	06/25/35		85	90,449
Series 2006-118, Class A2, 1 Month LIBOR + 0.060%
1.388%(c)	12/25/36		54	53,078
Series 2011-3, Class FA, 1 Month LIBOR + 0.680%
2.232%(c)	02/25/41		159	162,155
Series 2015-87, Class BF, 1 Month LIBOR + 0.300%
1.852%(c)	12/25/45		2,134	2,136,207
F-E Mortgages Srl (Italy),
Series 1, Class A1, 3 Month Euribor + 0.330%
0.001%(c)	12/15/43	EUR	875	1,048,957
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA1, Class 1A1
3.158%(cc)	03/25/35		450	372,696

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR1, Class 1A1
3.311%(cc)	05/25/37	344	$291,468
Freddie Mac Reference REMIC,
Series R006, Class ZA
6.000%	04/15/36	122	134,948
Freddie Mac REMICS,
Series 2906, Class GZ
5.000%	09/15/34	393	425,882
Series 3172, Class FK, 1 Month LIBOR + 0.450%
1.927%(c)	08/15/33	76	76,274
Freddie Mac Strips,
Series 278, Class F1, 1 Month LIBOR + 0.450%
1.927%(c)	09/15/42	828	832,760
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN4, Class M3, 1 Month LIBOR + 4.550%
6.102%(c)	10/25/24	451	498,062
Series 2015-DNA1, Class M3, 1 Month LIBOR + 3.300%
4.852%(c)	10/25/27	3,190	3,585,914
Series 2016-HQA2, Class M2, 1 Month LIBOR + 2.250%
3.802%(c)	11/25/28	830	851,421
Series 2016-HQA3, Class M2, 1 Month LIBOR + 1.350%
2.902%(c)	03/25/29	740	750,807
Government National Mortgage Assoc.,
Series 2014-H01, Class FD, 1 Month LIBOR + 0.650%
1.893%(c)	01/20/64	1,474	1,481,822
Series 2014-H14, Class DF, 1 Month LIBOR + 0.500%
1.743%(c)	07/20/64	2,630	2,630,038
Series 2015-H30, Class FA, 1 Month LIBOR + 0.680%
1.923%(c)	08/20/61	1,429	1,432,250
Series 2016-H02, Class FH, 1 Month LIBOR + 1.000%
2.243%(c)	01/20/66	2,421	2,467,939
Series 2017-H10, Class FB, 12 Month LIBOR + 0.750%
2.550%(c)	04/20/67	7,195	7,415,068
GreenPoint Mortgage Pass-Through Certificates,
Series 2003-1, Class A1
3.772%(cc)	10/25/33	278	276,475
GreenPoint MTA Trust,
Series 2005-AR3, Class 1A1, 1 Month LIBOR + 0.240%
1.792%(c)	08/25/45	1,808	1,691,595
GSMSC Resecuritization Trust,
Series 2015-3R, Class 1A1, 1 Month LIBOR + 0.140%, 144A
1.469%(c)	01/26/37	2,158	2,136,839
Series 2015-3R, Class 1A2, 1 Month LIBOR + 0.140%, 144A
1.469%(c)	01/26/37	1,300	1,261,953
GSR Mortgage Loan Trust,
Series 2003-1, Class A2, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.750%
2.560%(c)	03/25/33	8	7,719
Series 2005-AR1, Class 1A1
3.857%(cc)	01/25/35	17	16,297
Series 2005-AR2, Class 2A1
3.665%(cc)	04/25/35	172	173,695
Series 2005-AR3, Class 6A1
3.531%(cc)	05/25/35	241	237,376
Series 2006-AR1, Class 2A1

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
3.639%(cc)	01/25/36	119	$119,406
HarborView Mortgage Loan Trust,
Series 2004-1, Class 2A
3.320%(cc)	04/19/34	64	63,019
Series 2005-2, Class 2A1A, 1 Month LIBOR + 0.440%
1.935%(c)	05/19/35	522	501,241
Series 2005-4, Class 3A1
3.591%(cc)	07/19/35	32	28,234
Series 2005-9, Class 2A1A, 1 Month LIBOR + 0.340%
1.841%(c)	06/20/35	1,787	1,747,830
Series 2005-9, Class B1, 1 Month LIBOR + 0.600%
2.101%(c)	06/20/35	1,131	1,105,485
Series 2005-10, Class 2A1A, 1 Month LIBOR + 0.310%
1.805%(c)	11/19/35	572	539,021
Series 2006-5, Class 2A1A, 1 Month LIBOR + 0.180%
1.675%(c)	07/19/46	104	69,525
HomeBanc Mortgage Trust,
Series 2005-4, Class A2, 1 Month LIBOR + 0.330%
1.882%(c)	10/25/35	150	149,918
Impac Secured Assets Trust,
Series 2007-1, Class A2, 1 Month LIBOR + 0.160%
1.712%(c)	03/25/37	1,863	1,689,294
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
3.778%(cc)	11/25/35	29	27,619
Series 2007-AR1, Class 1A2
3.618%(cc)	03/25/37	1,046	1,019,656
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR10, Class 1A1, 1 Month LIBOR + 0.840%
2.392%(c)	05/25/34	694	640,929
Series 2005-AR12, Class 2A1A, 1 Month LIBOR + 0.240%
1.792%(c)	07/25/35	63	61,001
Series 2005-AR18, Class 2A1A, 1 Month LIBOR + 0.310%
1.862%(c)	10/25/36	1,347	1,064,891
Series 2006-AR12, Class A1, 1 Month LIBOR + 0.190%
1.742%(c)	09/25/46	262	230,285
JPMorgan Mortgage Trust,
Series 2003-A2, Class 3A1
3.104%(cc)	11/25/33	6	5,766
Series 2005-A2, Class 7CB1
3.632%(cc)	04/25/35	48	48,960
Series 2005-A6, Class 2A1
3.748%(cc)	08/25/35	29	29,040
Series 2005-ALT1, Class 3A1
3.434%(cc)	10/25/35	83	74,320
Series 2006-A1, Class 3A2
3.461%(cc)	02/25/36	34	30,701
Series 2006-A7, Class 2A2
3.554%(cc)	01/25/37	810	815,301
Series 2007-A1, Class 1A1
3.686%(cc)	07/25/35	30	30,179
Series 2007-S3, Class 1A90
7.000%	08/25/37	237	218,268
Kensington Mortgage Securities PLC (United Kingdom),
Series 2007-1X, Class A3C, 3 Month LIBOR + 0.170%
1.744%(c)	06/14/40	3,013	2,926,167

Interest Rate	Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Lehman XS Trust,
Series 2007-4N, Class 1A2A, 1 Month LIBOR + 0.160%
1.712%(c)	03/25/47		1,618	$1,569,294
Series 2007-12N, Class 2A1, 1 Month LIBOR + 0.180%
1.508%(c)	07/25/37		1,677	1,442,801
LSTAR Securities Investment Ltd. (Cayman Islands),
Series 2017-4, Class A, 1 Month LIBOR + 2.000%, 144A
3.242%(c)	05/01/22		5,320	5,314,604
Series 2017-5, Class A, 1 Month LIBOR + 2.000%, 144A
3.242%(c)	05/01/22		4,732	4,730,686
Series 2017-6, Class A, 1 Month LIBOR + 1.750%, 144A^
2.992%(c)	09/01/22		1,624	1,624,640
Series 2017-8, Class A, 1 Month LIBOR + 1.650%, 144A
2.894%(c)	11/01/22		1,679	1,678,369
Series 2017-9, Class A, 1 Month LIBOR + 1.550%, 144A^
3.022%(c)	12/01/22		800	799,308
Ludgate Funding PLC (United Kingdom),
Series 2007-1, Class A2B, 3 Month Euribor + 0.160%
0.028%(c)	01/01/61	EUR	3,570	4,159,022
Mansard Mortgages PLC (United Kingdom),
Series 2007-2X, Class A1, 3 Month GBP LIBOR + 0.650%
1.166%(c)	12/15/49	GBP	2,028	2,705,551
Marche Mutui Srl (Italy),
Series 6, Class A1, 3 Month Euribor + 2.250%
1.919%(c)	01/27/64	EUR	13	15,410
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 2A1
3.166%(cc)	12/25/33		75	73,908
Merrill Lynch Mortgage Investors Trust,
Series 2003-A2, Class 1A1
3.240%(cc)	02/25/33		64	61,569
Series 2005-2, Class 1A, 6 Month LIBOR + 1.250%
2.911%(c)	10/25/35		36	36,046
Series 2005-2, Class 2A, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%
3.470%(c)	10/25/35		265	266,835
Morgan Stanley Mortgage Loan Trust,
Series 2006-8AR, Class 5A4
3.230%(cc)	06/25/36		99	100,596
Mortgage Repurchase Agreement Financing Trust,
Series 2017-1, Class A2, 1 Month LIBOR + 0.850%, 144A
2.282%(c)	07/10/19		2,110	2,110,153
MortgageIT Securities Corp. Mortgage Loan Trust,
Series 2007-2, Class A1, 1 Month LIBOR + 0.500%
1.828%(c)	09/25/37		3,350	3,173,917
NCUA Guaranteed Notes Trust,
Series 2010-R1, Class 1A, 1 Month LIBOR + 0.450%
1.779%(c)	10/07/20		161	161,334
Series 2010-R3, Class 1A, 1 Month LIBOR + 0.560%
1.963%(c)	12/08/20		171	171,637
Series 2010-R3, Class 2A, 1 Month LIBOR + 0.560%
1.963%(c)	12/08/20		1,351	1,359,077
Newgate Funding PLC (United Kingdom),
Series 2006-1, Class MB, 3 Month Euribor + 0.230%
0.028%(c)	12/01/50	EUR	621	703,782
Series 2007-1X, Class A3, 3 Month GBP LIBOR + 0.160%
0.680%(c)	12/01/50	GBP	3,200	4,039,584
Series 2007-2X, Class A2, 3 Month GBP LIBOR + 0.130%

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
0.646%(c)	12/15/50	GBP	826	$1,106,149
Series 2007-3X, Class A2B, 3 Month Euribor + 0.600%
0.271%(c)	12/15/50	EUR	2,289	2,720,894
Series 2007-3X, Class A3, 3 Month GBP LIBOR + 1.000%
1.516%(c)	12/15/50	GBP	1,172	1,541,605
Series 2007-3X, Class BA, 3 Month GBP LIBOR + 1.250%
1.766%(c)	12/15/50	GBP	293	375,071
Provident Funding Mortgage Loan Trust,
Series 2003-1, Class A
3.288%(cc)	08/25/33		41	41,223
Reperforming Loan REMIC Trust,
Series 2004-R2, Class 1AF2, 1 Month LIBOR + 0.420%, 144A
1.972%(c)	11/25/34		1,454	1,302,449
Series 2006-R1, Class AF1, 1 Month LIBOR + 0.340%, 144A
1.892%(c)	01/25/36		1,619	1,531,077
Residential Accredit Loans, Inc. Trust,
Series 2005-QS13, Class 2A3
5.750%	09/25/35		99	96,564
Series 2006-QO6, Class A1, 1 Month LIBOR + 0.180%
1.732%(c)	06/25/46		615	284,486
Series 2007-QO2, Class A1, 1 Month LIBOR + 0.150%
1.702%(c)	02/25/47		1,938	1,244,932
Residential Asset Securitization Trust,
Series 2005-A4, Class A1, 1 Month LIBOR + 0.450%
2.002%(c)	04/25/35		258	206,376
Residential Funding Mortgage Securities I Trust,
Series 2005-SA4, Class 1A21
3.785%(cc)	09/25/35		276	226,224
Series 2006-SA1, Class 2A1
4.450%(cc)	02/25/36		64	57,868
ResLoC UK PLC (United Kingdom),
Series 2007-1X, Class A3B, 3 Month GBP LIBOR + 0.160%
0.676%(c)	12/15/43	GBP	1,621	2,098,181
Series 2007-1X, Class M1B, 3 Month GBP LIBOR + 0.220%
0.736%(c)	12/15/43	GBP	785	976,564
RMAC PLC (United Kingdom),
Series 2004-NSP4, Class A2, 3 Month GBP LIBOR + 0.190%
0.712%(c)	12/12/36	GBP	858	1,121,863
RMAC Securities No. 1 PLC (United Kingdom),
Series 2006-NS3X, Class A2A, 3 Month GBP LIBOR + 0.150%
0.673%(c)	06/12/44	GBP	2,304	2,996,549
Sequoia Mortgage Trust,
Series 2007-3, Class 1A1, 1 Month LIBOR + 0.200%
1.701%(c)	07/20/36		112	106,278
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
3.473%(cc)	02/25/34		127	126,402
Series 2004-4, Class 3A2
3.542%(cc)	04/25/34		15	15,599
Series 2004-18, Class 3A1
3.427%(cc)	12/25/34		3,359	3,275,943
Series 2004-18, Class 5A

Interest Rate	Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
3.642%(cc)	12/25/34		10	$10,010
Series 2005-1, Class 2A
3.476%(cc)	02/25/35		2,880	2,863,153
Series 2005-18, Class 6A1
3.554%(cc)	09/25/35		364	325,413
Structured Asset Mortgage Investments II Trust,
Series 2004-AR5, Class 1A1, 1 Month LIBOR + 0.660%
2.155%(c)	10/19/34		9	8,734
Series 2005-AR5, Class A2, 1 Month LIBOR + 0.250%
1.745%(c)	07/19/35		124	121,588
Series 2006-AR3, Class 12A1, 1 Month LIBOR + 0.220%
1.772%(c)	05/25/36		163	147,710
Series 2006-AR7, Class A10, 1 Month LIBOR + 0.200%
1.752%(c)	08/25/36		1,627	1,784,034
Series 2006-AR7, Class A1BG, 1 Month LIBOR + 0.120%
1.672%(c)	08/25/36		2,685	2,453,181
Series 2007-AR4, Class A3, 1 Month LIBOR + 0.220%
1.772%(c)	09/25/47		563	527,349
TBW Mortgage-Backed Trust,
Series 2006-4, Class A6
5.970%	09/25/36		284	24,333
Thornburg Mortgage Securities Trust,
Series 2007-3, Class 2A1, 12 Month LIBOR + 1.250%
3.341%(c)	06/25/47		89	81,241
Trinity Square PLC (United Kingdom),
Series 2015-1A, Class A, 3 Month GBP LIBOR + 1.150%, 144A
1.529%(c)	07/15/51	GBP	1,079	1,475,361
Wachovia Mortgage Loan Trust LLC,
Series 2007-A, Class 3A1
3.692%(cc)	03/20/37		161	156,971
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-2, Class 1A3, 1 Month LIBOR + 0.450%
2.002%(c)	04/25/35		777	642,974
Series 2005-AR10, Class 3A1
3.470%(cc)	08/25/35		8	7,982
Series 2005-AR16, Class 1A3
3.363%(cc)	12/25/35		516	502,474
Series 2002-AR17, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200%
2.263%(c)	11/25/42		1	1,324
Series 2006-1, Class 2CB2
7.000%	02/25/36		1,646	1,331,805
Series 2006-AR2, Class 2A1
3.041%(cc)	03/25/36		214	196,610
Series 2006-AR5, Class 3A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.940%
2.003%(c)	07/25/46		43	31,223
Series 2006-AR5, Class A12A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.980%
2.043%(c)	06/25/46		45	45,159
Series 2006-AR7, Class 3A, Cost of Funds for the 11th District of San Francisco + 1.500%
2.237%(c)	07/25/46		245	238,991
Series 2006-AR10, Class 1A2
3.235%(cc)	09/25/36		54	51,876
Series 2006-AR13, Class 2A, Cost of Funds for the 11th District of San Francisco + 1.500%

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.237%(c)	10/25/46		24	$23,429
Series 2006-AR15, Class 2A, Cost of Funds for the 11th District of San Francisco + 1.500%
2.237%(c)	11/25/46		79	74,966
Series 2006-AR19, Class 1A1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.730%
1.793%(c)	01/25/47		139	138,516
Series 2007-HY1, Class 3A3
3.229%(cc)	02/25/37		4,762	4,558,808
Series 2007-OA3, Class 2A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.750%
1.813%(c)	02/25/47		643	519,466
Series 2007-OA3, Class 2A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.770%
1.833%(c)	04/25/47		5,106	4,554,194
Wells Fargo Mortgage-Backed Securities Trust,
Series 2004-S, Class A1
3.514%(cc)	09/25/34		24	24,711
Series 2005-AR4, Class 1A3
3.326%(cc)	04/25/35		1,249	1,266,226
Series 2006-AR2, Class 2A1
3.544%(cc)	03/25/36		249	252,456
Series 2006-AR2, Class 2A3
3.544%(cc)	03/25/36		178	179,597
Series 2006-AR6, Class 3A1
3.628%(cc)	03/25/36		119	114,801
Series 2006-AR8, Class 3A1
3.612%(cc)	04/25/36		81	80,344
Series 2006-AR10, Class 5A6
3.387%(cc)	07/25/36		421	425,084

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $173,087,731)				178,976,048

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.6%
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.630%
3.250%(c)	03/01/35		5	5,045
Federal Home Loan Mortgage Corp.
6.250%	07/15/32	(k)	820	1,150,283
6.750%	03/15/31	(k)	600	858,026
Federal National Mortgage Assoc., Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200%
2.202%(c)	11/01/42		58	59,053
2.202%(c)	03/01/44		37	37,903
Federal National Mortgage Assoc.
3.000%	TBA		5,500	5,638,145
3.500%	TBA		19,600	20,092,298
3.500%	TBA		14,000	14,329,766
3.500%	TBA		1,000	1,031,269
4.000%	TBA		37,500	39,162,474
4.000%	TBA		20,000	20,886,653
4.000%	TBA		18,300	19,137,022
4.000%	TBA		10,000	10,428,092
4.000%	TBA		5,000	5,214,046
4.295%	06/01/21		2,806	2,971,825
6.250%	05/15/29	(k)	1,080	1,443,860

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.625%	11/15/30	(k)	515	$724,248
7.125%	01/15/30	(k)	765	1,102,024

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $144,118,671)				144,272,032

U.S. TREASURY OBLIGATIONS — 9.6%
U.S. Treasury Bonds
1.875%	02/28/22		10,200	10,089,633
2.500%	05/15/46	(k)	1,260	1,198,575
3.000%	11/15/44	(k)	650	682,729
3.000%	02/15/47	(k)	925	972,804
3.000%	05/15/47		20	21,027
3.125%	02/15/43	(h)	3,100	3,330,441
3.625%	08/15/43	(h)	300	350,133
4.250%	11/15/40	(k)	1,535	1,949,450
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/19		2,760	2,899,035
0.125%	04/15/20		24,520	25,775,664
0.125%	04/15/21		65,825	68,228,977
0.125%	01/15/22	(k)	1,170	1,270,023
0.125%	04/15/22		1,900	1,913,636
0.125%	07/15/22		53,720	57,547,586
0.125%	01/15/23	(h)(k)	80,583	85,449,430
0.125%	07/15/24		31,620	32,463,404
0.125%	07/15/26		7,860	7,903,498
0.250%	01/15/25		23,240	23,989,744
0.375%	07/15/23	(k)	36,940	39,450,273
0.375%	07/15/25		20,670	21,534,000
0.375%	01/15/27		400	405,533
0.375%	07/15/27		4,910	4,924,980
0.625%	07/15/21		7,778	8,676,614
0.625%	01/15/24		15,718	16,908,023
0.625%	01/15/26	(h)(k)	72,060	76,007,220
0.625%	02/15/43		1,100	1,154,833
0.750%	02/15/42		8,090	8,917,729
0.750%	02/15/45	(h)	18,660	19,645,299
0.875%	02/15/47		19,939	21,173,292
1.000%	02/15/46		16,610	18,472,780
1.250%	07/15/20		14,860	17,355,612
1.375%	07/15/18		3,680	4,256,528
1.375%	01/15/20		6,700	7,842,998
1.375%	02/15/44		14,700	17,962,077
1.625%	01/15/18		500	588,671
1.750%	01/15/28		4,960	6,564,135
1.875%	07/15/19		700	833,817
2.000%	01/15/26		6,883	9,622,261
2.125%	01/15/19	(k)	3,800	4,455,850
2.125%	02/15/40		7,300	10,841,087
2.125%	02/15/41		2,560	3,778,297
2.375%	01/15/25		40,540	60,457,023
2.375%	01/15/27		2,730	3,906,959
2.500%	01/15/29		25,190	35,107,476
3.375%	04/15/32		1,038	1,995,545
3.625%	04/15/28		9,059	18,127,713
3.875%	04/15/29		5,914	12,098,158
U.S. Treasury Notes
1.875%	04/30/22		100	98,805

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (continued)
1.875%	07/31/22	(h)(k)	44,200	$43,600,882
2.000%	11/15/26	(h)	100	96,777
2.125%	07/31/24		6,200	6,126,375
2.250%	11/15/24		1,100	1,094,328
2.250%	11/15/25	(h)(k)	1,100	1,090,332
2.250%	02/15/27	(h)(k)	21,900	21,612,563
2.375%	05/15/27		3,850	3,839,021
2.500%	05/15/24	(k)	4,215	4,262,584
2.750%	02/15/24		19,200	19,704,000
U.S. Treasury Strips Coupon
2.132%(s)	11/15/28	(k)	1,200	910,217
2.161%(s)	05/15/29	(k)	2,920	2,183,609
2.763%(s)	08/15/29	(k)	1,000	742,594
2.857%(s)	05/15/31	(k)	1,000	705,979
3.019%(s)	11/15/35	(k)	2,000	1,237,741
3.177%(s)	08/15/40	(k)	2,000	1,069,571

TOTAL U.S. TREASURY OBLIGATIONS (cost $884,492,325)				887,475,950

TOTAL LONG-TERM INVESTMENTS (cost $7,709,458,222)				9,107,811,982

			Shares
SHORT-TERM INVESTMENTS — 13.1%
AFFILIATED MUTUAL FUNDS — 12.0%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			585,914,243	585,914,243
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $532,087,919; includes $531,449,272 of cash collateral for securities on loan)(b)(w)			532,059,855	532,059,855

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,118,002,162)				1,117,974,098

			Principal Amount (000)#
REPURCHASE AGREEMENT(m) — 0.1%
Barclays Capital, Inc., 1.760%, dated 12/29/17, due 01/02/18 in the amount of $7,101,388 (cost $7,100,000)			7,100	7,100,000

Interest Rate	Maturity Date
FOREIGN TREASURY OBLIGATIONS(n) — 0.5%
Argentina Treasury Bills
2.820%	05/24/18		100	98,741
2.821%	06/29/18		125	122,956
2.830%	05/11/18		100	98,849
2.830%	07/13/18		1,800	1,768,715
2.839%	06/15/18		142	139,910
3.100%	09/28/18		200	195,055
3.100%	10/12/18		500	486,975

Interest Rate	Maturity Date		Principal Amount (000)#		Value
FOREIGN TREASURY OBLIGATIONS(n) (continued)
3.100%	10/26/18			100	$97,262
3.100%	12/14/18			3,000	2,904,357
3.110%	11/16/18			703	682,401
25.448%	09/14/18		ARS	6,500	295,243
25.450%	06/15/18		ARS	100	4,798
25.700%	06/15/18		ARS	1,500	71,802
26.000%	04/13/18		ARS	1,700	80,699
26.032%	03/16/18		ARS	5,100	258,643
Brazil Letras do Tesouro Nacional
9.333%	04/01/18		BRL	16,200	4,806,952
France Treasury Bills
1.050%	01/31/18		EUR	4,800	5,762,747
France Treasury Bills BTF
1.200%	01/24/18		EUR	4,900	5,881,917
Hellenic Republic Treasury Bills
1.593%	03/16/18		EUR	2,100	2,510,002
1.748%	03/09/18		EUR	1,400	1,673,687
1.800%	02/09/18		EUR	1,600	1,916,433
Italy Buoni Ordinari del Tesoro
0.400%	04/30/18		EUR	3,900	4,687,164
0.540%	01/31/18		EUR	770	924,199
Spain Letras del Tesoro
1.173%	01/19/18		EUR	100	120,016
United Kingdom Treasury Bills
0.080%	01/22/18		GBP	2,300	3,104,901
0.087%	01/29/18		GBP	3,850	5,197,063

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $43,744,909)					43,891,487

U.S. TREASURY OBLIGATIONS(n) — 0.2%
U.S. Treasury Bills
1.002%	01/04/18	(h)		20	19,999
1.014%	01/04/18			139	138,991
1.017%	01/04/18			1	1,000
1.028%	01/04/18			2	2,000
1.056%	01/04/18			66	65,996
1.240%	02/15/18	(h)		275	274,584
1.245%	03/01/18	(h)		285	284,416
1.260%	03/01/18	(h)		467	466,043
1.280%	03/01/18	(h)		268	267,451
1.290%	03/01/18	(h)		673	671,620
1.296%	03/01/18	(h)		428	427,123
1.335%	03/15/18	(k)		13,000	12,966,330

TOTAL U.S. TREASURY OBLIGATIONS (cost $15,583,922)					15,585,553

CERTIFICATES OF DEPOSIT — 0.2%
Barclays Bank PLC, Certificate of Deposit
1.940%(cc)	09/04/18			8,300	8,300,697
Barclays Bank PLC, Certificate of Deposit, 3 Month LIBOR + 0.460%
2.060%(c)	03/16/18			12,200	12,212,456
Barclays Bank PLC, Certificate of Deposit, 3 Month LIBOR + 0.470%
1.892%(c)	05/17/18			2,000	2,002,252

TOTAL CERTIFICATES OF DEPOSIT (cost $22,500,000)					22,515,405

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
BANKERS ACCEPTANCES(n) — 0.1%
Bank Nova Scotia
1.181%	01/08/18	CAD	300	$238,578
1.253%	01/19/18	CAD	1,230	977,786
1.316%	01/31/18	CAD	70	55,622
Bank of Montreal
1.218%	01/05/18	CAD	1,400	1,113,484
1.267%	01/19/18	CAD	300	238,484
1.272%	01/15/18	CAD	2,200	1,749,131
HSBC Bank Canada
1.245%	01/08/18	CAD	400	318,103
1.283%	01/15/18	CAD	300	238,518
1.300%	01/17/18	CAD	515	409,427
Royal Bank of Canada
1.240%	01/08/18	CAD	700	556,681
Toronto Dominion Bank
1.226%	01/08/18	CAD	1,500	1,192,888
1.227%	01/05/18	CAD	800	636,277

TOTAL BANKERS ACCEPTANCES (cost $7,573,020)				7,724,979

OPTIONS PURCHASED~* — 0.0% (cost $2,042,792)				1,426,103

TOTAL SHORT-TERM INVESTMENTS (cost $1,216,546,805)				1,216,217,625

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 111.3% (cost $8,926,005,027)				10,324,029,607

OPTIONS WRITTEN~* — (0.0)% (premiums received $2,335,773)				(1,098,121)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 111.3% (cost $8,923,669,254)				10,322,931,486
Liabilities in excess of other assets(z) — (11.3)%				(1,050,477,414)

NET ASSETS — 100.0%				$9,272,454,072

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $7,663,741 and 0.1% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $519,055,843; cash collateral of $531,449,272 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(m)	Repurchase agreement is collateralized by FNMA (coupon rate 3.500%, maturity date 11/01/46), with the aggregate value, including accrued interest, of $7,345,698.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreements.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts and market value for forward commitment contracts held at reporting period end, with the exception of options which are included in total investments, net of written options, at market value:

FORWARD COMMITMENT CONTRACTS

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)	Value
Federal National Mortgage Assoc. (proceeds receivable $22,728,750)	3.000%	TBA	01/11/18	$(22,800)	$(22,800,000)

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Brent Crude Oil Spread	Call	10/30/18	$2.00	7	7	$70
Henry Hub Natural Gas Futures	Call	03/26/18	$3.00	100	100	9,300
Henry Hub Natural Gas Futures	Call	03/26/18	$3.02	20	20	1,800
Henry Hub Natural Gas Futures	Call	03/26/18	$3.05	20	20	1,600

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Description	Call/ Put	Expiration Date	Strike		Contracts	Notional Amount (000)#		Value
Natural Gas CSO Futures	Call	02/23/18		$0.50	30		30	$2,400
Natural Gas CSO Futures	Call	02/23/18		$1.00	170		170	7,480
1- Year Mid-Curve Futures Options	Put	05/11/18	EUR	98.50	196	EUR	196	1,654
1- Year Mid-Curve Futures Options	Put	05/11/18	EUR	98.88	196	EUR	196	12,404
10 Year U.S. Treasury Notes Futures	Put	02/23/18		$113.00	272		272	—
10 Year U.S. Treasury Notes Futures	Put	02/23/18		$113.50	203		203	—
10 Year U.S. Treasury Notes Futures	Put	02/23/18		$114.00	263		263	—
10 Year U.S. Treasury Notes Futures	Put	02/23/18		$114.50	199		199	—
5 Year U.S. Treasury Notes Futures	Put	02/23/18		$109.25	94		94	—
90 Day Euro Dollar Futures	Put	03/19/18		$98.25	598		1,495	78,488
90 Day Euro Dollar Futures	Put	03/19/18		$98.25	380		950	49,875
Brent Crude Oil Futures	Put	10/26/18		$46.00	4		4	1,600

							$166,671

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	Deutsche Bank AG	03/29/18	0.26%	—	35,200	$536
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	Morgan Stanley	04/03/18	0.17%	—	37,400	6,939
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	Morgan Stanley	06/11/18	0.17%	—	24,100	5,918

							$13,393

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1- Year Interest Rate Swap, 11/23/19	Call	JPMorgan Chase	11/20/18	2.00%	2.00%(S)	3 Month LIBOR(Q)	195,270	$128,827
1- Year Interest Rate Swap, 11/23/19	Call	JPMorgan Chase	11/20/18	1.35%	1.35%(S)	3 Month LIBOR(Q)	195,270	7,029
30- Year Interest Rate Swap, 06/19/48	Call	Deutsche Bank AG	06/15/18	2.15%	2.15%(S)	3 Month LIBOR(Q)	2,100	14,599
5-Year x10- Year Interest Rate Swap, 04/17/33	Call	JPMorgan Chase	04/12/18	1.80%	1.80%(S)	3 Month LIBOR(Q)	39,710	6,031
5-Year x10- Year Interest Rate Swap,10/16/33	Call	JPMorgan Chase	10/12/18	2.60%	2.60%(S)	3 Month LIBOR(Q)	39,710	610,084
CDX.NA.HY.29.V1, 12/20/22	Call	Deutsche Bank AG	02/21/18	$108.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)	11,500	39,021
CDX.NA.HY.29.V1, 12/20/22	Call	Goldman Sachs & Co.	02/21/18	$108.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)	10,520	35,695
CDX.NA.HY.29.V1, 12/20/22	Call	Goldman Sachs & Co.	02/21/18	$108.50	5.00%(Q)	CDX.NA.HY.29.V1(Q)	10,520	14,716
CDX.NA.HY.29.V1, 12/20/22	Call	BNP Paribas	02/21/18	$108.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)	7,250	24,600
CDX.NA.HY.29.V1, 12/20/22	Call	Goldman Sachs & Co.	03/21/18	$108.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)	12,000	40,023

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Description	Call/ Put	Counterparty	Expiration Date	Strike		Receive	Pay	Notional Amount (000)#		Value
iTraxx .XO.28.V1, 12/20/22	Call	Goldman Sachs & Co.	01/17/18	EUR	212.50	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	8,415	$2,017
iTraxx .XO.28.V1, 12/20/22	Call	Goldman Sachs & Co.	02/21/18	EUR	212.50	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	6,310	4,888
10- Year Interest Rate Swap, 07/18/28	Put	Morgan Stanley	07/16/18		2.77%	3 Month LIBOR(Q)	2.77%(S)		8,050	42,587
30- Year Interest Rate Swap, 04/24/48	Put	Barclays Capital Group	04/20/18		2.75%	3 Month LIBOR(Q)	2.75%(S)		7,170	77,434
30- Year Interest Rate Swap, 04/24/48	Put	Citigroup Global Markets	04/20/18		2.75%	3 Month LIBOR(Q)	2.75%(S)		680	7,344
30- Year Interest Rate Swap, 06/19/48	Put	Deutsche Bank AG	06/15/18		2.15%	3 Month LIBOR(Q)	2.15%(S)		2,100	191,144

										$1,246,039

Total Options Purchased										$1,426,103

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike		Contracts	Notional Amount (000)#		Value
10 Year Euro-Bund Futures	Call	02/23/18	EUR	165.00	55	EUR	55	$(6,599)
10 Year Euro-Bund Futures	Call	02/23/18	EUR	165.50	42	EUR	42	(3,528)
10 Year U.S. Treasury Notes Futures	Call	01/26/18		$124.00	20		20	(9,375)
10 Year U.S. Treasury Notes Futures	Call	01/26/18		$125.00	19		19	(2,375)
10 Year U.S. Treasury Notes Futures	Call	02/23/18		$124.50	20		20	(9,375)
20 Year U.S. Treasury Bonds Futures	Call	02/23/18		$154.00	14		14	(19,031)
90 Day Euro Dollar Futures	Call	03/19/18		$98.75	380		950	—
90 Day Euro Dollar Futures	Call	03/19/18		$98.75	598		1,495	—
Brent Crude Oil Futures	Call	02/23/18		$67.50	12		12	(16,560)
Brent Crude Oil Spread	Call	01/30/18		$3.50	5		5	(51)
Brent Crude Oil Spread	Call	01/30/18		$4.00	2		2	(40)
Brent Crude Oil Spread	Call	10/30/18		$0.00	7		7	(280)
Natural Gas CSO Futures	Call	02/23/18		$0.75	340		340	(20,400)
1- Year Mid-Curve Futures Options	Put	05/11/18	EUR	98.63	196	EUR	196	(4,135)
1- Year Mid-Curve Futures Options	Put	05/11/18	EUR	98.75	196	EUR	196	(6,616)
10 Year Euro-Bund Futures	Put	02/23/18	EUR	161.50	42	EUR	42	(46,362)
10 Year U.S. Treasury Notes Futures	Put	01/26/18		$123.50	19		19	(4,453)
Brent Crude Oil Futures	Put	10/17/18		$45.00	4		4	(2,840)
Brent Crude Oil Spread	Put	01/30/18		$6.50	5		5	(1,950)
Brent Crude Oil Spread	Put	01/30/18		$7.00	2		2	(440)
Brent Crude Oil Spread	Put	04/27/18		$(3.00)	2		2	(5,580)
Brent Crude Oil Spread	Put	04/27/18		$(2.00)	4		4	(14,920)
Henry Hub Natural Gas Futures	Put	01/26/18		$2.50	20		20	(326)
Henry Hub Natural Gas Futures	Put	04/25/18		$2.40	100		100	(5,730)
Henry Hub Natural Gas Futures	Put	04/25/18		$2.45	180		180	(12,600)
Henry Hub Natural Gas Futures	Put	04/25/18		$2.50	90		90	(7,200)

								$(200,766)

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs BRL	Call	Credit Suisse First Boston Corp.	01/11/18	6.30	—		(5,400)	$—
FNMA TBA 3.50%	Call	JPMorgan Chase	02/06/18	$103.08	—		(12,400)	(34,549)
FNMA TBA 3.50%	Call	Credit Suisse First Boston Corp.	02/06/18	$103.13	—		(12,300)	(32,104)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	Deutsche Bank AG	03/29/18	0.23%	—		(35,200)	(917)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	Morgan Stanley	04/03/18	0.16%	—		(37,400)	(7,135)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	Morgan Stanley	06/11/18	0.16%	—		(24,100)	(6,305)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	JPMorgan Chase	05/16/24	4.00%	—		(600)	(51)
Inflation Cap Option, Inflation on the Eurostat Eurozone HICP	Call	Goldman Sachs & Co.	06/22/35	3.00%	—	EUR	(2,000)	(23,870)
SPGCICP	Call	Goldman Sachs & Co.	01/29/18	$0.34	—		(5,690)	(68)
Currency Option CAD vs JPY	Put	Goldman Sachs & Co.	06/19/18	76.70	—	CAD	(5,200)	(7,366)
Currency Option GBP vs USD	Put	Citigroup Global Markets	05/04/18	1.30	—	GBP	(8,026)	(47,282)
FNMA TBA 3.50%	Put	JPMorgan Chase Credit Suisse First	02/06/18	$102.08	—		(12,400)	(25,606)
FNMA TBA 3.50%	Put	Boston Corp.	02/06/18	$102.13	—		(12,300)	(26,967)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Deutsche Bank AG	01/22/18	0.00%	—		(700)	—
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	JPMorgan Chase	03/24/20	0.00%	—		(7,900)	(14,771)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Citigroup Global Markets	04/07/20	0.00%	—		(4,200)	—
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Citigroup Global Markets	09/29/20	0.00%	—		(400)	—
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Citigroup Global Markets	09/29/20	0.00%	—		(700)	—
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	JPMorgan Chase	10/02/20	0.00%	—		(3,500)	(9,444)

								$(236,435)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1- Year Interest Rate Swap, 11/23/19	Call	JPMorgan Chase	11/20/18	1.70%	3 Month LIBOR(Q)	1.70%(S)	195,270	$(35,900)
1- Year Interest Rate Swap, 11/23/19	Call	JPMorgan Chase	11/20/18	1.85%	3 Month LIBOR(Q)	1.85%(S)	195,270	(69,935)
5-Year x10- Year Interest Rate Swap,10/16/33	Call	JPMorgan Chase	10/12/18	2.10%	3 Month LIBOR(Q)	2.10%(S)	39,710	(155,597)
5-Year x10- Year Interest Rate Swap,10/16/33	Call	JPMorgan Chase	10/12/18	2.30%	3 Month LIBOR(Q)	2.30%(S)	39,710	(279,670)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
30- Year Interest Rate Swap, 04/24/48	Put	Citigroup Global Markets	04/20/18	3.05%	3.05%(S)	3 Month LIBOR(Q)		680	$(1,658)
30- Year Interest Rate Swap, 04/24/48	Put	Barclays Capital Group	04/20/18	3.05%	3.05%(S)	3 Month LIBOR(Q)		7,170	(17,483)
CDX.NA.HY.29.V1, 12/20/22	Put	Citigroup Global Markets	01/17/18	$102.50	5.00%(Q)	CDX.NA.HY.29.V1(Q)		4,915	(1,453)
CDX.NA.HY.29.V1, 12/20/22	Put	BNP Paribas	02/21/18	$101.50	5.00%(Q)	CDX.NA.HY.29.V1(Q)		7,250	(6,836)
CDX.NA.HY.29.V1, 12/20/22	Put	Goldman Sachs & Co.	02/21/18	$102.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		10,520	(10,544)
CDX.NA.HY.29.V1, 12/20/22	Put	Goldman Sachs & Co.	02/21/18	$103.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		10,520	(12,240)
CDX.NA.HY.29.V1, 12/20/22	Put	Deutsche Bank AG	02/21/18	$100.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		11,500	(8,014)
CDX.NA.HY.29.V1, 12/20/22	Put	Goldman Sachs & Co.	03/21/18	$101.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		12,000	(18,529)
CDX.NA.HY.29.V1, 12/20/22	Put	BNP Paribas	03/21/18	$100.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		19,660	(24,491)
iTraxx .XO.28.V1, 12/20/22	Put	Goldman Sachs & Co.	01/17/18	EUR 275.00	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	8,415	(6,005)
iTraxx .XO.28.V1, 12/20/22	Put	Goldman Sachs & Co.	02/21/18	EUR 300.00	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	6,310	(12,565)

									$(660,920)

Total Options Written									$(1,098,121)

Financial futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
810	90 Day Euro Dollar	Sep. 2018	$198,355,075	$198,369,000	$13,925
1,583	90 Day Sterling	Dec. 2018	264,744,653	265,076,520	331,867
97	2 Year U.S. Treasury Notes	Mar. 2018	20,810,944	20,768,609	(42,335)
96	5 Year Euro-Bobl	Mar. 2018	15,212,277	15,159,532	(52,745)
3,926	5 Year U.S. Treasury Notes	Mar. 2018	457,934,153	456,060,111	(1,874,042)
100	10 Year Australian Treasury Bonds	Mar. 2018	77,767,861	77,704,000	(63,861)
415	10 Year Euro-Bund	Mar. 2018	80,906,760	80,506,335	(400,425)
30	10 Year Japanese Bonds	Mar. 2018	40,160,195	40,145,551	(14,644)
26	10 Year U.K. Gilt	Mar. 2018	4,357,789	4,393,595	35,806
2,916	10 Year U.S. Treasury Notes	Mar. 2018	363,537,060	361,720,688	(1,816,372)
267	10 Year U.S. Ultra Treasury Notes	Mar. 2018	35,778,000	35,661,188	(116,812)
30	30 Year Euro Buxl	Mar. 2018	5,929,881	5,898,205	(31,676)
1,143	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	190,441,062	191,631,094	1,190,032
192	Euro-BTP Italian Government Bond	Mar. 2018	31,976,219	31,362,642	(613,577)
200	Euro-OAT	Mar. 2018	37,671,638	37,238,433	(433,205)
925	Mini MSCI EAFE Index	Mar. 2018	93,321,133	94,604,375	1,283,242
209	Russell 2000 Mini Index	Mar. 2018	15,940,511	16,056,425	115,914
1,566	S&P 500 E-Mini Index	Mar. 2018	208,615,138	209,530,800	915,662

					(1,573,246)

Short Positions:
622	90 Day Euro Dollar	Mar. 2018	152,720,190	152,763,200	(43,010)

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial futures contracts outstanding at December 31, 2017 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (continued):
427	90 Day Euro Dollar	Mar. 2019	$104,620,338	$104,396,163	$224,175
810	90 Day Euro Dollar	Sep. 2019	197,869,869	197,852,625	17,244
1,583	90 Day Sterling	Dec. 2019	264,156,901	264,515,483	(358,582)
1,066	2 Year U.S. Treasury Notes	Mar. 2018	228,683,453	228,240,595	442,858
493	5 Year U.S. Treasury Notes	Mar. 2018	57,545,735	57,268,883	276,852
25	10 Year Japanese Bonds	Mar. 2018	33,474,595	33,454,626	19,969
89	10 Year U.K. Gilt	Mar. 2018	14,933,384	15,039,613	(106,229)
439	20 Year U.S. Treasury Bonds	Mar. 2018	67,183,748	67,167,000	16,748
62	30 Year Euro Buxl	Mar. 2018	12,416,779	12,189,624	227,155
42	Euro-OAT	Mar. 2018	7,906,028	7,820,071	85,957

					803,137

					$(770,109)

Commodity futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1	Brent (ICE) Calendar Swap	Apr. 2018	$51,750	$65,770	$14,020
1	Brent (ICE) Calendar Swap	May 2018	51,750	65,460	13,710
1	Brent (ICE) Calendar Swap	Jul. 2018	5,570	5,440	(130)
1	Brent (ICE) Calendar Swap	Aug. 2018	5,570	5,420	(150)
1	Brent (ICE) Calendar Swap	Sep. 2018	5,570	5,390	(180)
1	Brent (ICE) Calendar Swap	Oct. 2018	5,570	5,340	(230)
1	Brent (ICE) Calendar Swap	Nov. 2018	5,570	5,350	(220)
1	Brent (ICE) Calendar Swap	Dec. 2018	5,570	5,320	(250)
1	Brent (ICE) Calendar Swap	Jan. 2019	5,300	5,320	20
1	Brent (ICE) Calendar Swap	Feb. 2019	5,300	5,310	10
1	Brent (ICE) Calendar Swap	Mar. 2019	5,300	5,310	10
1	Brent (ICE) Calendar Swap	Apr. 2019	5,300	5,250	(50)
1	Brent (ICE) Calendar Swap	May 2019	5,300	5,270	(30)
1	Brent (ICE) Calendar Swap	Jun. 2019	5,300	5,260	(40)
1	Brent (ICE) Calendar Swap	Jul. 2019	5,300	5,260	(40)
1	Brent (ICE) Calendar Swap	Aug. 2019	5,300	5,270	(30)
1	Brent (ICE) Calendar Swap	Sep. 2019	5,300	5,200	(100)
1	Brent (ICE) Calendar Swap	Oct. 2019	5,300	5,110	(190)
1	Brent (ICE) Calendar Swap	Nov. 2019	5,300	5,090	(210)
1	Brent (ICE) Calendar Swap	Dec. 2019	5,300	5,100	(200)
26	Brent Crude	Apr. 2018	1,645,994	1,727,440	81,446
11	Brent Crude	May 2018	709,874	726,990	17,116
21	Brent Crude	Oct. 2018	1,290,395	1,352,190	61,795
11	Brent Crude	Nov. 2018	683,229	704,220	20,991
59	Brent Crude	Dec. 2018	3,574,878	3,754,760	179,882
2	Brent Crude	Jun. 2019	123,782	123,420	(362)
77	Brent Crude	Dec. 2019	4,135,718	4,633,090	497,372
45	Brent Crude	Dec. 2020	2,549,807	2,624,850	75,043
13	Brent Dubai (ICE) Calendar Swap	Jul. 2018	23,240	29,419	6,179
13	Brent Dubai (ICE) Calendar Swap	Aug. 2018	23,240	29,042	5,802
13	Brent Dubai (ICE) Calendar Swap	Sep. 2018	23,240	28,899	5,659
13	Brent Dubai (ICE) Calendar Swap	Oct. 2018	23,240	28,431	5,191
13	Brent Dubai (ICE) Calendar Swap	Nov. 2018	23,240	28,938	5,698
13	Brent Dubai (ICE) Calendar Swap	Dec. 2018	23,240	29,185	5,945
6	Chicago Ethanol (Platts) Swap	Apr. 2018	363,615	356,580	(7,035)
6	Chicago Ethanol (Platts) Swap	May 2018	363,615	361,620	(1,995)
6	Chicago Ethanol (Platts) Swap	Jun. 2018	363,615	364,140	525

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Commodity futures contracts outstanding at December 31, 2017 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued):
7	Copper	May 2018	$546,140	$580,125	$33,985
59	Corn	Dec. 2018	1,165,030	1,132,800	(32,230)
15	Cotton No. 2	May 2018	547,747	592,200	44,453
19	Gasoline RBOB	Apr. 2018	1,531,728	1,589,536	57,808
9	Gasoline RBOB	May 2018	733,965	755,282	21,317
10	Gold 100 OZ	Dec. 2018	1,273,480	1,332,900	59,420
10	Hard Red Winter Wheat	Mar. 2018	253,875	213,625	(40,250)
12	Hard Red Winter Wheat	May 2018	267,073	264,600	(2,473)
5	Hard Red Winter Wheat	Jul. 2018	121,591	114,563	(7,028)
14	Henry Hub LD1 Fixed Price	Apr. 2018	89,460	96,215	6,755
24	Henry) Hub Natural Gas Swap	Feb. 2018	192,720	177,180	(15,540)
40	Henry Hub Natural Gas Swap	Apr. 2018	286,438	274,900	(11,538)
20	Henry Hub Natural Gas Swap	May 2018	149,325	137,050	(12,275)
20	Henry Hub Natural Gas Swap	Jun. 2018	149,325	138,650	(10,675)
20	Henry Hub Natural Gas Swap	Jul. 2018	149,325	140,200	(9,125)
20	Henry Hub Natural Gas Swap	Aug. 2018	149,325	140,350	(8,975)
20	Henry Hub Natural Gas Swap	Sep. 2018	149,325	139,450	(9,875)
20	Henry Hub Natural Gas Swap	Oct. 2018	149,325	140,600	(8,725)
20	Henry Hub Natural Gas Swap	Nov. 2018	149,325	143,350	(5,975)
20	Henry Hub Natural Gas Swap	Dec. 2018	149,325	149,850	525
2	Live Cattle	Aug. 2018	91,985	88,400	(3,585)
1	LLS (Argus) vs. WTI Spread Calendar Swap	Jul. 2018	3,600	4,010	410
1	LLS (Argus) vs. WTI Spread Calendar Swap	Aug. 2018	3,600	3,880	280
1	LLS (Argus) vs. WTI Spread Calendar Swap	Sep. 2018	3,600	3,770	170
1	LLS (Argus) vs. WTI Spread Calendar Swap	Oct. 2018	3,600	3,690	90
1	LLS (Argus) vs. WTI Spread Calendar Swap	Nov. 2018	3,600	3,610	10
1	LLS (Argus) vs. WTI Spread Calendar Swap	Dec. 2018	3,600	3,530	(70)
15	LME Copper	Mar. 2018	2,544,479	2,717,813	173,334
9	LME Lead	May 2018	564,831	560,644	(4,187)
8	LME Zinc	May 2018	628,688	662,300	33,612
12	Low Sulphur Gas Oil	May 2018	672,093	707,700	35,607
110	Low Sulphur Gas Oil	Dec. 2018	5,458,972	6,217,750	758,778
35	Natural Gas	Mar. 2018	1,048,124	1,017,100	(31,024)
122	Natural Gas	Oct. 2018	3,497,158	3,430,640	(66,518)
10	Natural Gas	Feb. 2019	321,609	306,100	(15,509)
1	Natural Gas	May 2019	26,561	26,660	99
7	NY Harbor ULSD	Mar. 2018	567,850	600,877	33,027
8	NY Harbor ULSD	May 2018	639,278	669,682	30,404
7	NY Harbor ULSD	Sep. 2018	553,025	576,240	23,215
17	Platinum	Apr. 2018	770,093	797,555	27,462
17	Soybean Oil	May 2018	356,681	340,986	(15,695)
13	Soybean Oil	Dec. 2018	271,245	260,520	(10,725)
31	White Sugar	Mar. 2018	577,185	611,785	34,600
2	White Sugar	May 2018	38,423	39,320	897
1	WTI Crude	May 2018	57,648	60,270	2,622
10	WTI Crude	Jul. 2018	503,587	597,600	94,013
8	WTI Crude	Aug. 2018	442,337	475,360	33,023
48	WTI Crude	Sep. 2018	2,536,324	2,835,360	299,036
22	WTI Crude	Oct. 2018	1,259,119	1,291,840	32,721
143	WTI Crude	Jun. 2019	7,418,153	8,045,180	627,027
13	WTI Crude	Sep. 2019	683,325	714,350	31,025
13	WTI Crude	Mar. 2020	672,617	706,420	33,803
8	WTI Crude	Jun. 2020	413,744	430,320	16,576
1	WTI Houston (Argus) vx. WTI Trade Month	Jan. 2019	2,750	2,700	(50)
1	WTI Houston (Argus) vx. WTI Trade Month	Feb. 2019	2,750	2,430	(320)
1	WTI Houston (Argus) vx. WTI Trade Month	Mar. 2019	2,750	2,430	(320)
1	WTI Houston (Argus) vx. WTI Trade Month	Apr. 2019	2,750	2,430	(320)
1	WTI Houston (Argus) vx. WTI Trade Month	May 2019	2,750	2,430	(320)

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Commodity futures contracts outstanding at December 31, 2017 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued):
1	WTI Houston (Argus) vx. WTI Trade Month	Jun. 2019	$2,750	$2,430	$(320)
1	WTI Houston (Argus) vx. WTI Trade Month	Jul. 2019	2,750	2,430	(320)
1	WTI Houston (Argus) vx. WTI Trade Month	Aug. 2019	2,750	2,430	(320)
1	WTI Houston (Argus) vx. WTI Trade Month	Sep. 2019	2,750	2,430	(320)
1	WTI Houston (Argus) vx. WTI Trade Month	Oct. 2019	2,750	2,430	(320)
1	WTI Houston (Argus) vx. WTI Trade Month	Nov. 2019	2,750	2,430	(320)
1	WTI Houston (Argus) vx. WTI Trade Month	Dec. 2019	2,750	2,430	(320)
20	WTI Light Sweet Crude Oil	Mar. 2018	1,149,227	1,208,800	59,573
6	WTI Light Sweet Crude Oil	Jun. 2018	356,381	360,360	3,979
11	WTI Light Sweet Crude Oil	Dec. 2018	611,587	638,770	27,183

					3,296,244

Short Positions:
21	Brent Crude	Mar. 2018	1,326,731	1,404,270	(77,539)
9	Brent Crude	Jun. 2018	579,093	592,020	(12,927)
37	Brent Crude	Jul. 2018	2,310,278	2,422,760	(112,482)
22	Brent Crude	Aug. 2018	1,385,863	1,432,640	(46,777)
65	Brent Crude	Sep. 2018	3,930,116	4,209,400	(279,284)
20	Brent Crude	Mar. 2019	1,037,872	1,252,600	(214,728)
68	Brent Crude	Jun. 2020	3,666,084	4,021,520	(355,436)
38	Brent Crude	Dec. 2021	2,126,712	2,186,900	(60,188)
34	Cocoa	May 2018	695,577	643,620	51,957
13	Coffee ‘C’	May 2018	632,605	615,225	17,380
33	Copper	Mar. 2018	2,528,312	2,722,913	(194,601)
82	Corn	May 2018	1,492,919	1,471,900	21,019
24	Corn	Sep. 2018	465,822	449,700	16,122
22	Gasoline RBOB	Mar. 2018	1,635,753	1,675,489	(39,736)
15	Gold 100 OZ	Feb. 2018	1,923,677	1,963,950	(40,273)
16	Henry Hub LD1 Fixed Price	Feb. 2018	119,443	118,120	1,323
47	Henry Hub LD1 Fixed Price	Mar. 2018	338,230	341,455	(3,225)
16	Henry Hub LD1 Fixed Price	May 2018	119,060	109,640	9,420
16	Henry Hub LD1 Fixed Price	Jun. 2018	119,443	110,920	8,523
16	Henry Hub LD1 Fixed Price	Jul. 2018	119,060	112,160	6,900
16	Henry Hub LD1 Fixed Price	Aug. 2018	119,060	112,280	6,780
16	Henry Hub LD1 Fixed Price	Sep. 2018	119,443	111,560	7,883
16	Henry Hub LD1 Fixed Price	Oct. 2018	119,060	112,480	6,580
16	Henry Hub LD1 Fixed Price	Nov. 2018	119,443	114,680	4,763
16	Henry Hub LD1 Fixed Price	Dec. 2018	119,060	119,880	(820)
2	Live Cattle	Jun. 2018	94,667	90,920	3,747
17	LME PRI Aluminum	May 2018	908,769	967,513	(58,744)
55	Low Sulphur Gas Oil	Jun. 2018	2,897,932	3,218,875	(320,943)
55	Low Sulphur Gas Oil	Jun. 2019	2,714,343	3,049,750	(335,407)
34	Natural Gas	Feb. 2018	929,501	1,004,020	(74,519)
51	Natural Gas	Apr. 2018	1,481,730	1,401,990	79,740
89	Natural Gas	May 2018	2,483,314	2,439,490	43,824
10	Natural Gas	Jan. 2019	324,616	308,100	16,516
1	Natural Gas	Apr. 2019	26,941	26,910	31
8	No. 2 Soft Red Winter Wheat	Mar. 2018	190,811	170,800	20,011
14	No. 2 Soft Red Winter Wheat	May 2018	313,506	308,175	5,331
5	No. 2 Soft Red Winter Wheat	Jul. 2018	121,388	113,313	8,075
14	NY Harbor ULSD	Jul. 2018	1,112,619	1,163,182	(50,563)
18	Soybean	May 2018	900,774	875,700	25,074
14	Soybean	Nov. 2018	697,392	683,025	14,367
6	Soybean Meal	Mar. 2018	195,610	190,080	5,530
20	Soybean Oil	Mar. 2018	398,803	399,120	(317)
33	Sugar #11 (World)	Mar. 2018	539,096	560,314	(21,218)
38	Sugar #11 (World)	May 2018	625,895	639,251	(13,356)
70	WTI Crude	Mar. 2018	3,847,302	4,230,800	(383,498)

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Commodity futures contracts outstanding at December 31, 2017 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (continued):
4	WTI Crude	Apr. 2018	$224,866	$241,600	$(16,734)
39	WTI Crude	Jun. 2018	2,272,741	2,342,340	(69,599)
5	WTI Crude	Nov. 2018	252,076	291,900	(39,824)
20	WTI Crude	Dec. 2018	1,124,611	1,161,400	(36,789)
9	WTI Crude	Jan. 2019	488,490	519,750	(31,260)
11	WTI Crude	Feb. 2019	616,831	631,400	(14,569)
56	WTI Crude	Dec. 2019	2,954,758	3,077,200	(122,442)
31	WTI Crude	Dec. 2020	1,597,850	1,642,070	(44,220)
2	WTI Light Sweet Crude Oil	Dec. 2019	103,116	109,900	(6,784)

					(2,697,906)

					$598,338

Cash and foreign currency of $868,286 and cash of $1,212,230 have been segregated with Citigroup Global Markets and Goldman Sachs & Co., respectively, and securities with combined market values of $6,094,890 and $19,532,545 have been segregated with Citigroup Global Markets and Goldman Sachs & Co., respectively, to cover requirements for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/12/18	Goldman Sachs & Co.	ARS	14,811	$804,487	$788,679	$(15,808)
Expiring 01/19/18	Goldman Sachs & Co.	ARS	2,976	168,547	157,812	(10,735)
Expiring 01/29/18	BNP Paribas	ARS	4,161	227,000	219,403	(7,597)
Expiring 02/14/18	BNP Paribas	ARS	8,990	480,000	470,226	(9,774)
Expiring 02/14/18	Credit Suisse First Boston Corp.	ARS	20,329	1,090,000	1,063,243	(26,757)
Expiring 02/14/18	Goldman Sachs & Co.	ARS	46,027	2,481,221	2,407,335	(73,886)
Expiring 02/14/18	Goldman Sachs & Co.	ARS	22,320	1,200,000	1,167,405	(32,595)
Expiring 02/14/18	Hong Kong & Shanghai Bank	ARS	11,747	627,162	614,391	(12,771)
Expiring 06/21/18	BNP Paribas	ARS	948	47,305	46,442	(863)
Expiring 06/21/18	BNP Paribas	ARS	594	29,641	29,100	(541)
Expiring 08/22/18	Morgan Stanley	ARS	1,536	74,096	73,065	(1,031)
Expiring 08/22/18	Societe Generale	ARS	1,510	72,771	71,828	(943)
Expiring 08/27/18	Citigroup Global Markets	ARS	2,292	111,000	108,780	(2,220)
Expiring 08/27/18	Hong Kong & Shanghai Bank	ARS	4,697	227,000	222,891	(4,109)
Brazilian Real,
Expiring 01/03/18	Citigroup Global Markets	BRL	6,520	1,992,853	1,964,424	(28,429)
Expiring 01/03/18	Deutsche Bank AG	BRL	3,359	1,024,453	1,011,860	(12,593)
Expiring 01/03/18	Goldman Sachs & Co.	BRL	31,980	9,597,774	9,634,932	37,158
Expiring 02/02/18	Goldman Sachs & Co.	BRL	3,359	1,004,071	1,008,246	4,175
Expiring 02/02/18	JPMorgan Chase	BRL	38,428	11,616,459	11,536,425	(80,034)
British Pound,
Expiring 01/10/18	Citigroup Global Markets	GBP	746	1,008,734	1,007,637	(1,097)
Expiring 01/10/18	Goldman Sachs & Co.	GBP	6,893	9,291,082	9,310,508	19,426
Expiring 01/10/18	Goldman Sachs & Co.	GBP	750	1,009,356	1,013,040	3,684
Expiring 01/10/18	JPMorgan Chase	GBP	380	507,225	513,273	6,048
Expiring 01/10/18	UBS AG	GBP	752	1,008,374	1,015,741	7,367
Canadian Dollar,
Expiring 01/10/18	Credit Suisse First Boston Corp.	CAD	4,051	3,161,065	3,223,357	62,292
Expiring 01/10/18	Goldman Sachs & Co.	CAD	1,947	1,511,013	1,549,216	38,203
Expiring 01/10/18	JPMorgan Chase	CAD	5,587	4,423,270	4,445,544	22,274
Expiring 01/10/18	JPMorgan Chase	CAD	4,018	3,161,827	3,197,099	35,272
Expiring 01/10/18	JPMorgan Chase	CAD	2,803	2,182,622	2,230,331	47,709
Expiring 01/10/18	JPMorgan Chase	CAD	2,150	1,684,614	1,710,743	26,129
Expiring 01/10/18	JPMorgan Chase	CAD	1,100	872,336	875,263	2,927
Expiring 01/12/18	Bank of America	CAD	624	485,187	496,440	11,253

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Chinese Renminbi,
Expiring 03/21/18	Standard Chartered PLC	CNH	69,506	$10,448,882	$10,622,193	$173,311
Danish Krone,
Expiring 01/02/18	Citigroup Global Markets	DKK	90,991	14,509,498	14,668,643	159,145
Expiring 01/02/18	Citigroup Global Markets	DKK	202	31,927	32,565	638
Expiring 01/02/18	Goldman Sachs & Co.	DKK	6,305	1,004,516	1,016,433	11,917
Expiring 01/02/18	Goldman Sachs & Co.	DKK	510	77,720	82,153	4,433
Expiring 01/02/18	Hong Kong & Shanghai Bank	DKK	72,397	11,557,907	11,671,170	113,263
Expiring 01/02/18	JPMorgan Chase	DKK	41,650	6,582,985	6,714,425	131,440
Expiring 01/02/18	JPMorgan Chase	DKK	20,310	3,235,332	3,274,189	38,857
Expiring 01/02/18	JPMorgan Chase	DKK	17,650	2,798,214	2,845,368	47,154
Expiring 01/02/18	JPMorgan Chase	DKK	11,670	1,852,275	1,881,329	29,054
Expiring 01/02/18	JPMorgan Chase	DKK	7,900	1,260,588	1,273,564	12,976
Expiring 01/02/18	JPMorgan Chase	DKK	4,060	644,199	654,515	10,316
Expiring 01/02/18	JPMorgan Chase	DKK	2,490	395,096	401,415	6,319
Expiring 01/02/18	JPMorgan Chase	DKK	870	138,022	140,254	2,232
Expiring 01/02/18	Standard Chartered PLC	DKK	4,880	776,207	786,708	10,501
Expiring 01/02/18	UBS AG	DKK	18,295	2,906,369	2,949,349	42,980
Expiring 04/03/18	BNP Paribas	DKK	7,152	1,065,357	1,159,783	94,426
Expiring 04/03/18	Deutsche Bank AG	DKK	20,399	3,255,987	3,308,043	52,056
Expiring 04/03/18	JPMorgan Chase	DKK	30,000	4,719,001	4,865,035	146,034
Expiring 04/03/18	Morgan Stanley	DKK	33,598	5,406,477	5,448,488	42,011
Expiring 04/03/18	Royal Bank of Canada	DKK	28,730	4,587,947	4,659,082	71,135
Expiring 04/03/18	Royal Bank of Canada	DKK	26,974	4,321,114	4,374,358	53,244
Expiring 04/03/18	UBS AG	DKK	41,174	6,574,894	6,677,128	102,234
Expiring 04/03/18	UBS AG	DKK	26,995	4,331,851	4,377,721	45,870
Expiring 07/02/18	UBS AG	DKK	39,590	6,347,771	6,461,103	113,332
Euro,
Expiring 01/10/18	Citigroup Global Markets	EUR	748	888,630	898,166	9,536
Expiring 01/10/18	JPMorgan Chase	EUR	3,730	4,445,277	4,478,821	33,544
Expiring 01/10/18	UBS AG	EUR	1,163	1,381,886	1,396,480	14,594
Indian Rupee,
Expiring 03/13/18	Citigroup Global Markets	INR	355,779	5,426,852	5,523,389	96,537
Expiring 03/13/18	Citigroup Global Markets	INR	93,278	1,422,804	1,448,114	25,310
Indonesian Rupiah,
Expiring 01/19/18	Standard Chartered PLC	IDR	72,097,264	5,302,049	5,302,614	565
Japanese Yen,
Expiring 01/10/18	Standard Chartered PLC	JPY	181,000	1,630,190	1,607,363	(22,827)
Expiring 01/10/18	UBS AG	JPY	338,800	3,016,360	3,008,699	(7,661)
Malaysian Ringgit,
Expiring 03/14/18	Goldman Sachs & Co.	MYR	11,722	2,770,879	2,888,843	117,964
Mexican Peso,
Expiring 01/04/18	Deutsche Bank AG	MXN	3,738	199,529	189,874	(9,655)
Expiring 01/04/18	Goldman Sachs & Co.	MXN	109,900	5,862,704	5,582,449	(280,255)
Expiring 01/24/18	Hong Kong & Shanghai Bank	MXN	151,727	8,070,995	7,675,612	(395,383)
Expiring 01/30/18	Citigroup Global Markets	MXN	15,300	790,310	773,121	(17,189)
Expiring 03/01/18	BNP Paribas	MXN	49,620	2,501,210	2,495,127	(6,083)
Russian Ruble,
Expiring 01/19/18	Hong Kong & Shanghai Bank	RUB	482,291	8,150,590	8,349,693	199,103
Expiring 01/19/18	Morgan Stanley	RUB	42,887	732,840	742,476	9,636
South African Rand,
Expiring 02/06/18	Goldman Sachs & Co.	ZAR	2,764	202,506	222,010	19,504
Expiring 02/06/18	Societe Generale	ZAR	9,910	711,895	795,989	84,094
Swedish Krona,
Expiring 01/10/18	JPMorgan Chase	SEK	44,220	5,252,471	5,394,829	142,358
Turkish Lira,
Expiring 01/22/18	JPMorgan Chase	TRY	10,246	2,566,637	2,683,071	116,434

				$223,339,295	$224,986,433	1,647,138

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/29/18	Hong Kong & Shanghai Bank	ARS	4,181	$227,000	$220,481	$6,519
Expiring 02/14/18	BNP Paribas	ARS	5,490	290,000	287,128	2,872
Expiring 02/14/18	JPMorgan Chase	ARS	3,735	197,000	195,358	1,642
Australian Dollar,
Expiring 01/10/18	Citigroup Global Markets	AUD	169	131,356	131,864	(508)
Expiring 01/10/18	JPMorgan Chase	AUD	6,099	4,662,337	4,758,783	(96,446)
Expiring 01/10/18	UBS AG	AUD	8,419	6,364,798	6,568,977	(204,179)
Expiring 01/10/18	UBS AG	AUD	6,446	4,873,202	5,029,531	(156,329)
Brazilian Real,
Expiring 01/03/18	Deutsche Bank AG	BRL	18,100	4,769,847	5,453,203	(683,356)
Expiring 01/03/18	Deutsche Bank AG	BRL	11,100	2,938,369	3,344,230	(405,861)
Expiring 01/03/18	Goldman Sachs & Co.	BRL	3,359	1,007,958	1,011,860	(3,902)
Expiring 01/03/18	Morgan Stanley	BRL	9,300	2,970,771	2,801,922	168,849
Expiring 02/02/18	Goldman Sachs & Co.	BRL	31,980	9,560,759	9,600,511	(39,752)
Expiring 04/03/18	Morgan Stanley	BRL	9,200	2,904,866	2,744,810	160,056
Expiring 04/03/18	Morgan Stanley	BRL	7,000	2,190,101	2,088,442	101,659
British Pound,
Expiring 01/10/18	Citigroup Global Markets	GBP	990	1,338,668	1,337,212	1,456
Expiring 01/10/18	JPMorgan Chase	GBP	384	518,160	518,676	(516)
Expiring 01/10/18	UBS AG	GBP	57,732	76,845,795	77,979,724	(1,133,929)
Expiring 01/10/18	UBS AG	GBP	14,057	18,710,963	18,987,060	(276,097)
Expiring 01/22/18	JPMorgan Chase	GBP	2,300	3,084,312	3,107,974	(23,662)
Expiring 01/26/18	Citigroup Global Markets	GBP	2,598	3,453,197	3,511,342	(58,145)
Expiring 01/26/18	UBS AG	GBP	2,598	3,452,534	3,511,342	(58,808)
Expiring 01/29/18	Barclays Capital Group	GBP	2,250	3,012,449	3,041,143	(28,694)
Expiring 01/29/18	Citigroup Global Markets	GBP	500	668,640	675,810	(7,170)
Expiring 01/29/18	JPMorgan Chase	GBP	300	401,625	405,486	(3,861)
Expiring 01/29/18	Societe Generale	GBP	800	1,074,566	1,081,295	(6,729)
Canadian Dollar,
Expiring 01/05/18	JPMorgan Chase	CAD	1,400	1,095,292	1,113,884	(18,592)
Expiring 01/05/18	JPMorgan Chase	CAD	800	623,580	636,505	(12,925)
Expiring 01/08/18	Citigroup Global Markets	CAD	300	233,991	238,701	(4,710)
Expiring 01/08/18	Deutsche Bank AG	CAD	1,500	1,169,197	1,193,504	(24,307)
Expiring 01/08/18	Deutsche Bank AG	CAD	400	311,282	318,267	(6,985)
Expiring 01/08/18	JPMorgan Chase	CAD	700	544,469	556,968	(12,499)
Expiring 01/10/18	Citigroup Global Markets	CAD	140	108,661	111,397	(2,736)
Expiring 01/10/18	Goldman Sachs & Co.	CAD	19,635	15,343,860	15,623,455	(279,595)
Expiring 01/10/18	JPMorgan Chase	CAD	4,750	3,692,826	3,779,547	(86,721)
Expiring 01/10/18	JPMorgan Chase	CAD	515	400,072	409,782	(9,710)
Expiring 01/10/18	JPMorgan Chase	CAD	219	171,596	174,257	(2,661)
Expiring 01/10/18	Societe Generale	CAD	23,899	18,693,146	19,016,295	(323,149)
Expiring 01/16/18	JPMorgan Chase	CAD	2,198	1,707,253	1,749,100	(41,847)
Expiring 01/16/18	UBS AG	CAD	300	233,823	238,731	(4,908)
Expiring 01/17/18	JPMorgan Chase	CAD	515	400,304	409,828	(9,524)
Expiring 01/19/18	Citigroup Global Markets	CAD	300	233,952	238,742	(4,790)
Expiring 01/19/18	Goldman Sachs & Co.	CAD	1,230	966,957	978,842	(11,885)
Expiring 01/31/18	Goldman Sachs & Co.	CAD	70	55,039	55,716	(677)
Danish Krone,
Expiring 01/02/18	BNP Paribas	DKK	7,415	1,093,497	1,195,378	(101,881)
Expiring 01/02/18	BNP Paribas	DKK	2,078	316,755	334,996	(18,241)
Expiring 01/02/18	Citigroup Global Markets	DKK	3,060	485,882	493,304	(7,422)
Expiring 01/02/18	Goldman Sachs & Co.	DKK	35,339	5,230,051	5,697,025	(466,974)
Expiring 01/02/18	Hong Kong & Shanghai Bank	DKK	226,875	36,124,709	36,574,742	(450,033)
Expiring 01/02/18	JPMorgan Chase	DKK	33,569	4,879,924	5,411,681	(531,757)
Expiring 01/02/18	JPMorgan Chase	DKK	9,280	1,481,160	1,496,035	(14,875)
Expiring 01/02/18	UBS AG	DKK	40,521	5,954,771	6,532,418	(577,647)
Expiring 01/02/18	UBS AG	DKK	5,174	748,359	834,040	(85,681)
Expiring 01/02/18	UBS AG	DKK	4,710	751,914	759,303	(7,389)

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Danish Krone (continued):
Expiring 04/03/18	BNP Paribas	DKK	39,491	$5,818,281	$6,404,171	$(585,890)
Expiring 04/03/18	BNP Paribas	DKK	21,432	3,118,957	3,475,613	(356,656)
Expiring 04/03/18	BNP Paribas	DKK	3,383	497,807	548,613	(50,806)
Expiring 04/03/18	Citigroup Global Markets	DKK	90,991	14,594,443	14,755,736	(161,293)
Expiring 04/03/18	Citigroup Global Markets	DKK	56,661	8,319,299	9,188,592	(869,293)
Expiring 04/03/18	Citigroup Global Markets	DKK	34,007	4,997,029	5,514,842	(517,813)
Expiring 04/03/18	Citigroup Global Markets	DKK	15,699	2,286,030	2,545,799	(259,769)
Expiring 04/03/18	Citigroup Global Markets	DKK	202	32,115	32,758	(643)
Expiring 04/03/18	Goldman Sachs & Co.	DKK	108,035	16,019,425	17,519,804	(1,500,379)
Expiring 04/03/18	Goldman Sachs & Co.	DKK	76,821	11,191,754	12,457,896	(1,266,142)
Expiring 04/03/18	Goldman Sachs & Co.	DKK	3,140	480,894	509,207	(28,313)
Expiring 04/03/18	Goldman Sachs & Co.	DKK	1,111	170,151	180,169	(10,018)
Expiring 04/03/18	JPMorgan Chase	DKK	38,559	5,638,105	6,253,030	(614,925)
Expiring 04/03/18	UBS AG	DKK	39,590	6,307,525	6,420,225	(112,700)
Expiring 04/03/18	UBS AG	DKK	3,385	494,873	548,938	(54,065)
Expiring 07/02/18	JPMorgan Chase	DKK	39,590	6,086,105	6,461,103	(374,998)
Euro,
Expiring 01/04/18	Citigroup Global Markets	EUR	830	986,600	996,250	(9,650)
Expiring 01/10/18	BNP Paribas	EUR	9,395	11,200,155	11,281,107	(80,952)
Expiring 01/10/18	Citigroup Global Markets	EUR	2,151	2,558,057	2,582,827	(24,770)
Expiring 01/10/18	Citigroup Global Markets	EUR	203	241,166	243,754	(2,588)
Expiring 01/10/18	Deutsche Bank AG	EUR	1,401	1,655,088	1,682,260	(27,172)
Expiring 01/10/18	Goldman Sachs & Co.	EUR	110,329	131,416,693	132,477,892	(1,061,199)
Expiring 01/10/18	Goldman Sachs & Co.	EUR	7,278	8,563,587	8,739,106	(175,519)
Expiring 01/10/18	Hong Kong & Shanghai Bank	EUR	5,858	6,971,101	7,034,031	(62,930)
Expiring 01/10/18	JPMorgan Chase	EUR	2,665	3,155,625	3,200,017	(44,392)
Expiring 01/10/18	UBS AG	EUR	3,766	4,491,324	4,522,049	(30,725)
Expiring 01/19/18	Societe Generale	EUR	100	118,764	120,144	(1,380)
Expiring 01/24/18	JPMorgan Chase	EUR	4,900	5,827,073	5,888,924	(61,851)
Expiring 01/26/18	Bank of America	EUR	2,053	2,397,352	2,467,054	(69,702)
Expiring 01/26/18	Citigroup Global Markets	EUR	14,549	17,267,873	17,487,615	(219,742)
Expiring 01/26/18	Citigroup Global Markets	EUR	580	676,290	697,144	(20,854)
Expiring 01/26/18	JPMorgan Chase	EUR	1,195	1,393,814	1,436,736	(42,922)
Expiring 01/26/18	JPMorgan Chase	EUR	400	468,450	480,789	(12,339)
Expiring 01/26/18	UBS AG	EUR	14,549	17,272,180	17,487,616	(215,436)
Expiring 01/31/18	JPMorgan Chase	EUR	3,800	4,520,862	4,568,813	(47,951)
Expiring 01/31/18	Societe Generale	EUR	2,200	2,625,601	2,645,102	(19,501)
Expiring 01/31/18	Societe Generale	EUR	1,000	1,189,076	1,202,319	(13,243)
Expiring 01/31/18	Societe Generale	EUR	770	917,749	925,785	(8,036)
Expiring 02/01/18	Societe Generale	EUR	100	118,489	120,238	(1,749)
Expiring 03/16/18	Barclays Capital Group	EUR	1,800	2,132,023	2,169,813	(37,790)
Expiring 03/16/18	Credit Suisse First Boston Corp.	EUR	300	356,136	361,635	(5,499)
Expiring 04/30/18	UBS AG	EUR	2,405	2,819,444	2,907,415	(87,971)
Expiring 04/30/18	UBS AG	EUR	1,503	1,770,784	1,817,166	(46,382)
Indonesian Rupiah,
Expiring 01/19/18	Standard Chartered PLC	IDR	34,760,908	2,537,293	2,556,598	(19,305)
Israeli Shekel,
Expiring 02/06/18	Citigroup Global Markets	ILS	4,215	1,196,756	1,213,196	(16,440)
Expiring 02/06/18	Goldman Sachs & Co.	ILS	14,518	4,108,617	4,178,690	(70,073)
Japanese Yen,
Expiring 01/10/18	BNP Paribas	JPY	328,800	2,917,648	2,919,894	(2,246)
Expiring 01/10/18	JPMorgan Chase	JPY	616,500	5,494,770	5,474,803	19,967
Expiring 01/10/18	Standard Chartered PLC	JPY	67,228	605,494	597,015	8,479
Expiring 01/10/18	UBS AG	JPY	253,700	2,242,648	2,252,972	(10,324)
Mexican Peso,
Expiring 01/04/18	Goldman Sachs & Co.	MXN	109,900	5,366,866	5,582,449	(215,583)
Expiring 01/04/18	Goldman Sachs & Co.	MXN	3,738	182,542	189,875	(7,333)
Expiring 01/24/18	Citigroup Global Markets	MXN	2,130	107,149	107,753	(604)

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Mexican Peso (continued),
Expiring 01/24/18	Hong Kong & Shanghai Bank	MXN	53,917	$2,868,088	$2,727,586	$140,502
Expiring 03/01/18	BNP Paribas	MXN	49,620	2,372,834	2,495,126	(122,292)
New Taiwanese Dollar,
Expiring 03/14/18	Citigroup Global Markets	TWD	4,029	134,582	135,986	(1,404)
New Zealand Dollar,
Expiring 01/10/18	JPMorgan Chase	NZD	321	219,744	227,456	(7,712)
Expiring 01/10/18	Standard Chartered PLC	NZD	7,535	5,188,008	5,339,194	(151,186)
Peruvian Nuevo Sol,
Expiring 03/21/18	BNP Paribas	PEN	27,015	8,305,461	8,306,655	(1,194)
Singapore Dollar,
Expiring 03/14/18	Hong Kong & Shanghai Bank	SGD	15,099	11,109,931	11,302,219	(192,288)
South African Rand,
Expiring 03/12/18	Toronto Dominion	ZAR	1,977	144,131	158,072	(13,941)
South Korean Won,
Expiring 03/14/18	UBS AG	KRW	2,859,006	2,569,015	2,673,967	(104,952)
Expiring 03/14/18	UBS AG	KRW	2,072,009	1,861,844	1,937,906	(76,062)
Swedish Krona,
Expiring 05/29/18	Royal Bank of Canada	SEK	308,045	37,598,101	37,919,981	(321,880)
Thai Baht,
Expiring 03/14/18	Morgan Stanley	THB	3,739	112,973	114,946	(1,973)

				$675,110,239	$691,339,043	(16,228,804)

						$(14,581,666)

Balances reported in the statement of assets and liabilities for OTC forward foreign currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency	$3,319,975	$(17,901,641)	$(14,581,666)

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2017(5)	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
CIT Group, Inc.	06/20/18	5.000%	(Q)		4,470	0.071%	$282,613	$112,616	$(169,997)
Enbridge, Inc.	12/20/22	1.000%	(Q)		2,600	0.892%	6,026	13,812	7,786
Ford Motor Credit Co. LLC	06/20/22	5.000%	(Q)		2,400	0.676%	415,481	440,870	25,389
General Motors Co.	06/20/19	5.000%	(Q)		1,835	0.120%	205,292	134,389	(70,903)
Telecom Italia SpA	06/20/24	1.000%	(Q)	EUR	700	1.605%	(53,630)	(30,130)	23,500
Tesco PLC	06/20/22	1.000%	(Q)	EUR	2,200	0.841%	(107,806)	20,937	128,743

							$747,976	$692,494	$(55,482)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Japan Govt.	06/20/22	(1.000)%	(Q)	4,300	0.231%	$(143,445)	$(153,894)	$10,449	BNP Paribas
Japan Govt.	06/20/22	(1.000)%	(Q)	3,800	0.231%	(126,765)	(133,217)	6,452	Citigroup Global Markets
Japan Govt.	06/20/22	(1.000)%	(Q)	3,800	0.231%	(126,765)	(132,796)	6,031	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued):
Japan Govt.	06/20/22	(1.000)%	(Q)	700	0.231%	$(23,351)	$(24,197)	$846	Bank of America

						$(420,326)	$(444,104)	$23,778

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Federal Republic of Brazil	03/20/18	1.000%	(Q)	2,700	0.373%	$4,689	$6,098	$(1,409)	Hong Kong & Shanghai Bank
Federal Republic of Brazil	03/20/18	1.000%	(Q)	1,500	0.373%	2,605	3,416	(811)	Hong Kong & Shanghai Bank
Federal Republic of Brazil	06/20/21	1.000%	(Q)	1,800	1.093%	(4,977)	(124,874)	119,897	Hong Kong & Shanghai Bank
Federal Republic of Brazil	06/20/21	1.000%	(Q)	300	1.093%	(830)	(25,827)	24,997	Deutsche Bank AG
Federal Republic of Brazil	06/20/21	1.000%	(Q)	200	1.093%	(553)	(17,301)	16,748	Citigroup Global Markets
Federal Republic of Brazil	06/20/21	1.000%	(Q)	100	1.093%	(277)	(6,979)	6,702	JPMorgan Chase
Federal Republic of Brazil	06/20/22	1.000%	(Q)	9,400	1.443%	(171,300)	(335,114)	163,814	Deutsche Bank AG
Federal Republic of Brazil	06/20/22	1.000%	(Q)	600	1.443%	(10,934)	(38,930)	27,996	Hong Kong & Shanghai Bank
Federal Republic of Brazil	06/20/22	1.000%	(Q)	100	1.443%	(1,822)	(6,317)	4,495	Citigroup Global Markets
Federal Republic of Brazil	12/20/22	1.000%	(Q)	2,700	1.605%	(74,401)	(132,804)	58,403	Hong Kong & Shanghai Bank
Hellenic Republic of Greece	06/20/22	1.000%	(Q)	980	3.751%	(104,552)	(169,159)	64,607	Citigroup Global Markets
Hellenic Republic of Greece	06/20/22	1.000%	(Q)	240	3.751%	(25,605)	(42,627)	17,022	Goldman Sachs & Co.
Hellenic Republic of Greece	06/20/24	1.000%	(Q)	500	4.021%	(78,080)	(108,194)	30,114	Barclays Capital Group
Hellenic Republic of Greece	12/20/24	1.000%	(Q)	1,000	4.055%	(166,671)	(230,139)	63,468	Citigroup Global Markets
Petrobras International Finance Co.	03/20/20	1.000%	(Q)	3,700	1.039%	(1,887)	(675,603)	673,716	Hong Kong & Shanghai Bank
Petroleo Brasileiro SA	06/20/18	1.000%	(Q)	2,130	0.527%	5,517	(163,317)	168,834	Morgan Stanley
Republic of Argentina	06/20/22	5.000%	(Q)	12,900	2.166%	1,531,136	1,157,009	374,127	JPMorgan Chase
Republic of Argentina	06/20/22	5.000%	(Q)	9,000	2.166%	1,068,235	849,203	219,032	Hong Kong & Shanghai Bank
Republic of Argentina	06/20/22	5.000%	(Q)	200	2.166%	23,739	18,962	4,777	Deutsche Bank AG
Republic of Indonesia	06/20/23	1.000%	(Q)	5,000	0.970%	9,175	(52,548)	61,723	JPMorgan Chase
Republic of Italy	09/20/20	1.000%	(Q)	4,380	0.816%	22,837	20,321	2,516	JPMorgan Chase
Republic of Italy	06/20/21	1.000%	(Q)	31,000	0.574%	453,302	(566,159)	1,019,461	Citigroup Global Markets
Republic of Italy	06/20/21	1.000%	(Q)	10,100	0.946%	21,591	(168,497)	190,088	Bank of America
Republic of Italy	06/20/21	1.000%	(Q)	8,800	0.574%	128,679	(196,071)	324,750	Goldman Sachs & Co.
Republic of Italy	06/20/21	1.000%	(Q)	3,500	0.946%	7,482	(62,657)	70,139	JPMorgan Chase

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2) (continued):
Russian Federation	12/20/22	1.000%	(Q)	10,000	1.176%	$(79,100)	$(218,907)	$139,807	Goldman Sachs & Co.
United Mexican States	06/20/22	1.000%	(Q)	19,200	0.948%	48,736	(26,082)	74,818	JPMorgan Chase
United Mexican States	06/20/22	1.000%	(Q)	14,000	0.948%	35,537	(12,683)	48,220	BNP Paribas
United Mexican States	12/20/22	1.000%	(Q)	13,800	1.060%	(33,657)	(82,497)	48,840	Goldman Sachs & Co.

						$2,608,614	$(1,408,277)	$4,016,891

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.29	12/20/22	5.000%	(Q)		9,900	$(787,743)	$(823,466)	$(35,723)
CDX.NA.HY.29	12/20/22	5.000%	(Q)		5,500	(422,977)	(464,814)	(41,837)
CDX.NA.HY.29.V1	12/20/22	5.000%	(Q)		13,900	(1,020,496)	(1,174,712)	(154,216)
CDX.NA.IG.28	06/20/22	1.000%	(Q)		351,222	(6,726,440)	(7,954,593)	(1,228,153)
iTraxx Europe Series 26 V1	12/20/21	1.000%	(Q)	EUR	3,700	(60,195)	(123,108)	(62,913)
iTraxx Europe Series 28 V1	12/20/22	1.000%	(Q)	EUR	10,600	(284, 361)	(349,521)	(65,160)

						$(9,302,212)	$(10,890,214)	$(1,588,002)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.EM.28	12/20/22	1.000%	(Q)		194,000	$(7,994,040)	$(1,689,287)	$6,304,753

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount# (000)(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(2):
CMBX.NA.10.AAA	11/17/59	0.500%	(M)	$5,000	$9,840	$57,438	$(47,598)	Deutsche Bank AG

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%	(M)	6,000	$(32,492)	$(375,020)	$342,528	Credit Suisse First Boston Corp.
CMBX.NA.6.AA	05/11/63	1.500%	(M)	2,000	(10,765)	(1,323)	(9,442)	Goldman Sachs & Co.
CMBX.NA.6.AA	05/11/63	1.500%	(M)	2,000	(10,831)	(443)	(10,388)	Goldman Sachs & Co.
CMBX.NA.6.AA	05/11/63	1.500%	(M)	1,500	(8,123)	(332)	(7,791)	Goldman Sachs & Co.
CMBX.NA.8.AAA	10/17/57	0.500%	(M)	3,300	14,613	(172,053)	186,666	Deutsche Bank AG
CMBX.NA.8.AAA	10/17/57	0.500%	(M)	1,000	4,428	(51,756)	56,184	Goldman Sachs & Co.
CMBX.NA.8.AAA	10/17/57	0.500%	(M)	600	2,657	(41,882)	44,539	Bank of America

					$(40,513)	$(642,809)	$602,296

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
AUD	5,900	3 Month BBSW plus 36.20 bps(Q)		4,677	3 Month LIBOR(Q)	BNP Paribas	09/26/27	$519	$30,379	$(29,860)
AUD	3,500	3 Month BBSW plus 36.75 bps(Q)		2,757	3 Month LIBOR(Q)	BNP Paribas	10/05/27	230	(5,075)	5,305
GBP	90,300	3 Month GBP LIBOR minus 15.00 bps(Q)		116,126	3 Month LIBOR(Q)	Citigroup Global Markets	03/21/20	(70,699)	11	(70,710)
	1,009	3 Month LIBOR(Q)	EUR	905	(0.613)%(Q)	JPMorgan Chase	02/22/20	(73,842)	—	(73,842)
AUD	1,236	3 Month BBSW plus 36.75 bps(Q)		967	3 Month LIBOR(Q)	Morgan Stanley	10/06/27	76	1,733	(1,657)
JPY	2,177,000	3 Month JPY LIBOR plus 52 bps(Q)		19,128	3 Month LIBOR(Q)	UBS AG	11/10/18	127,737	—	127,737
	19,128	3 Month LIBOR(Q)	JPY	2,177,000	3 Month JPY LIBOR plus 57.25 bps(Q)	UBS AG	11/10/19	(122,214)	—	(122,214)

								$(138,193)	$27,048	$(165,241)

Forward rate agreement outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared forward rate agreement:
126,100	09/19/18	1.945%	(Q)	3 Month LIBOR(2)(Q)	$—	$6,601	$6,601

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward rate agreement outstanding at December 31, 2017 (continued):

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Inflation swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR	460	12/15/21	1.165%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$300	$6,637	$6,337
EUR	3,950	08/15/22	1.240%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(44,687)	(44,687)
EUR	3,595	09/15/22	1.260%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(37,974)	(37,974)
EUR	250	12/15/26	1.385%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(356)	(4,578)	(4,222)
EUR	3,300	06/15/27	1.360%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(49,479)	76,173	125,652
EUR	1,980	08/15/27	1.415%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	36,512	36,512
EUR	1,750	09/15/27	1.438%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	28,666	28,666
EUR	9,700	11/15/27	1.520%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(7,442)	(55,314)	(47,872)
GBP	1,170	08/15/24	3.346%(T)	U.K. Retail Price Index(2)(T)	—	(2,467)	(2,467)
GBP	1,540	08/15/27	3.344%(T)	U.K. Retail Price Index(1)(T)	—	17,430	17,430
GBP	620	08/15/29	3.380%(T)	U.K. Retail Price Index(2)(T)	—	(8,053)	(8,053)
GBP	600	04/15/30	3.190%(T)	U.K. Retail Price Index(1)(T)	(34,052)	(13,697)	20,355
GBP	3,900	05/15/30	3.350%(T)	U.K. Retail Price Index(1)(T)	(43,957)	60,882	104,839
GBP	4,000	06/15/30	3.400%(T)	U.K. Retail Price Index(1)(T)	65,848	86,447	20,599
GBP	4,840	08/15/30	3.325%(T)	U.K. Retail Price Index(1)(T)	(15,007)	(22,710)	(7,703)
GBP	1,000	06/15/31	3.100%(T)	U.K. Retail Price Index(1)(T)	(103,355)	(105,441)	(2,086)
GBP	930	10/15/31	3.530%(T)	U.K. Retail Price Index(1)(T)	23,301	14,530	(8,771)
GBP	1,100	07/15/32	3.513%(T)	U.K. Retail Price Index(2)(T)	—	2,648	2,648
GBP	5,080	09/15/32	3.470%(T)	U.K. Retail Price Index(1)(T)	(4,443)	(18,077)	(13,634)
GBP	700	04/15/35	3.358%(T)	U.K. Retail Price Index(1)(T)	(15,733)	(8,649)	7,084
GBP	1,175	07/15/37	3.515%(T)	U.K. Retail Price Index(2)(T)	—	(17,281)	(17,281)
GBP	1,000	08/15/42	3.520%(T)	U.K. Retail Price Index(2)(T)	(3,712)	(25,093)	(21,381)
GBP	790	10/15/46	3.585%(T)	U.K. Retail Price Index(2)(T)	(64,700)	(43,184)	21,516

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Inflation swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
GBP	370	03/15/47	3.428%(T)	U.K. Retail Price Index(2)(T)	$—	$28,062	$28,062
GBP	600	07/15/47	3.458%(T)	U.K. Retail Price Index(1)(T)	(39,292)	27,249	66,541
GBP	340	08/15/47	3.469%(T)	U.K. Retail Price Index(1)(T)	—	12,105	12,105
GBP	175	10/15/47	3.535%(T)	U.K. Retail Price Index(2)(T)	—	5,537	5,537
GBP	305	07/15/57	3.325%(T)	U.K. Retail Price Index(1)(T)	—	22,664	22,664
GBP	255	08/15/57	3.363%(T)	U.K. Retail Price Index(1)(T)	—	6,400	6,400
GBP	110	10/15/57	3.418%(T)	U.K. Retail Price Index(1)(T)	—	(7,383)	(7,383)
	6,300	04/27/18	1.710%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	3,335	3,335
	1,300	05/23/18	1.580%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	672	4,949	4,277
	6,300	04/27/19	1.935%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	20,908	20,908
	2,900	11/23/20	2.026%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	6,720	6,720
	2,800	11/25/20	2.021%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	6,947	6,947
	2,000	07/26/21	1.550%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	67,692	53,879	(13,813)
	1,540	09/12/21	1.602%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	46,384	35,401	(10,983)
	11,000	07/15/22	2.500%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(978,621)	(986,579)	(7,958)
	1,300	07/15/22	2.069%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	4,047	4,047
	2,000	07/26/26	1.730%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(107,206)	(89,304)	17,902
	1,540	09/12/26	1.801%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(71,132)	(56,362)	14,770
	2,500	07/25/27	2.080%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(37,495)	(37,495)
	1,230	09/20/27	2.180%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(9,274)	(9,274)
	1,200	09/25/27	2.150%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(13,590)	(13,590)
	2,800	10/17/27	2.155%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(28,481)	(28,481)

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Inflation swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
3,360	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$156	$(31,635)	$(31,791)

				$(1,334,134)	$(1,099,180)	$234,954

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
12,700	04/15/18	2.033%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$(448,503)	$—	$(448,503)	Goldman Sachs & Co.
13,500	11/23/20	1.570%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	251,929	—	251,929	Bank of America
2,200	07/15/22	2.500%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(196,820)	39,860	(236,680)	Deutsche Bank AG
600	09/20/26	1.805%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(22,273)	—	(22,273)	Morgan Stanley

				$(415,667)	$39,860	$(455,527)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
AUD	11,655	09/25/22	2.958%(S)	6 Month BBSW(2)(S)	$1,062	$31,341	$30,279
AUD	9,175	09/28/22	2.988%(S)	6 Month BBSW(2)(S)	(146)	28,423	28,569
AUD	1,590	07/19/32	3.130%(S)	6 Month BBSW(2)(S)	(573)	28,647	29,220
BRL	45,611	01/02/19	7.280%(T)	1 Day BROIS(1)(T)	—	(47,162)	(47,162)
BRL	27,477	01/02/19	7.280%(T)	1 Day BROIS(1)(T)	(2,324)	(26,262)	(23,938)
BRL	209,300	01/02/20	8.350%(T)	1 Day BROIS(2)(T)	59,224	436,314	377,090
BRL	34,104	01/04/21	8.670%(T)	1 Day BROIS(2)(T)	—	(53,414)	(53,414)
BRL	24,079	01/04/21	10.300%(T)	1 Day BROIS(2)(T)	—	368,237	368,237
BRL	20,613	01/04/21	8.660%(T)	1 Day BROIS(2)(T)	—	(26,219)	(26,219)
BRL	18,000	01/04/21	9.470%(T)	1 Day BROIS(1)(T)	—	(122,125)	(122,125)
BRL	17,867	01/04/21	9.350%(T)	1 Day BROIS(1)(T)	—	(97,998)	(97,998)
BRL	12,155	01/04/21	10.000%(T)	1 Day BROIS(2)(T)	—	145,341	145,341
BRL	11,715	01/04/21	10.250%(T)	1 Day BROIS(2)(T)	—	172,779	172,779
BRL	7,570	01/04/21	10.050%(T)	1 Day BROIS(2)(T)	—	94,564	94,564
BRL	10,359	01/02/23	9.280%(T)	1 Day BROIS(1)(T)	—	68,052	68,052
BRL	6,160	01/02/23	9.260%(T)	1 Day BROIS(1)(T)	(521)	25,631	26,152
BRL	14,300	01/02/25	9.650%(T)	1 Day BROIS(2)(T)	(41,905)	(64,364)	(22,459)
BRL	7,520	01/02/25	10.040%(T)	1 Day BROIS(2)(T)	—	(1,310)	(1,310)
BRL	7,429	01/02/25	9.920%(T)	1 Day BROIS(2)(T)	—	(23,098)	(23,098)
CAD	30,730	07/26/19	1.605%(S)	3 Month Canadian Bankers Acceptance(2)(S)	3,373	(109,639)	(113,012)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
CAD	124,400	09/13/19	1.400%(S)	3 Month CDOR(2)(S)	$(231,209)	$(1,020,061)	$(788,852)
CAD	1,600	12/15/25	2.300%(S)	3 Month CDOR(1)(S)	(37,595)	2,399	39,994
CAD	27,000	09/15/27	1.850%(S)	3 Month CDOR(1)(S)	632,268	990,104	357,836
CHF	2,350	10/12/27	0.746%(A)	6 Month CHF LIBOR(1)(S)	—	(10,623)	(10,623)
EUR	40,900	03/21/18	1.000%(A)	6 Month EURIBOR(1)(S)	11,385	(343,104)	(354,489)
EUR	3,775	05/11/19	(0.144)%(A)	6 Month EURIBOR(1)(S)	(4,077)	(5,375)	(1,298)
EUR	56,300	03/21/20	0.000%(A)	6 Month EURIBOR(2)(S)	125,894	134,804	8,910
EUR	1,270	05/11/21	0.100%(A)	6 Month EURIBOR(1)(S)	(6,013)	(2,285)	3,728
EUR	9,080	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	1,773	23,305	21,532
EUR	16,700	03/21/23	0.500%(A)	6 Month EURIBOR(2)(S)	205,870	133,894	(71,976)
EUR	2,970	05/11/23	0.650%(A)	6 Month EURIBOR(1)(S)	(75,651)	(70,560)	5,091
EUR	4,080	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	3,423	29,706	26,283
EUR	1,220	05/11/25	0.650%(A)	6 Month EURIBOR(1)(S)	(4,258)	(11,280)	(7,022)
EUR	3,665	05/11/26	0.750%(A)	6 Month EURIBOR(1)(S)	(9,922)	(34,949)	(25,027)
EUR	17,010	08/15/26	0.655%(A)	1 Day EONIA(1)(A)	(5,945)	(200,790)	(194,845)
EUR	13,865	08/15/26	0.634%(A)	1 Day EONIA(1)(A)	4,041	(130,393)	(134,434)
EUR	1,745	05/11/27	0.736%(S)	6 Month EURIBOR(2)(S)	(23,388)	25,271	48,659
EUR	2,180	10/12/27	1.556%(A)	6 Month EURIBOR(2)(S)	—	14,979	14,979
EUR	9,200	06/20/28	1.000%(A)	6 Month EURIBOR(1)(S)	27,820	(18,574)	(46,394)
EUR	2,525	02/15/30	1.124%(A)	6 Month EURIBOR(1)(S)	(606)	(34,284)	(33,678)
EUR	1,490	05/11/30	0.850%(A)	6 Month EURIBOR(1)(S)	53,681	39,574	(14,107)
EUR	6,580	10/04/32	2.080%(A)	3 Month EURIBOR(1)(Q)	—	(37,353)	(37,353)
EUR	6,580	10/04/32	2.000%(A)	1 Day EONIA(2)(A)	—	27,373	27,373
EUR	580	05/11/37	1.253%(A)	6 Month EURIBOR(1)(S)	26,149	12,128	(14,021)
EUR	9,515	08/24/37	2.033%(A)	3 Month EURIBOR(1)(Q)	(1,037)	(60,012)	(58,975)
EUR	9,515	08/24/37	1.960%(A)	1 Day EONIA(2)(A)	—	34,221	34,221
EUR	5,680	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	—	(47,996)	(47,996)
EUR	5,680	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	47,472	47,472
EUR	75	05/11/42	1.350%(A)	6 Month EURIBOR(1)(S)	3,505	1,450	(2,055)
EUR	5,810	07/04/42	1.438%(A)	1 Day EONIA(2)(A)	—	178,465	178,465
EUR	2,750	07/04/42	1.416%(A)	1 Day EONIA(2)(A)	(5,469)	70,471	75,940
EUR	1,500	03/16/46	1.500%(A)	6 Month EURIBOR(1)(S)	61,244	(26,226)	(87,470)

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
EUR	10,800	03/21/48	1.500%(A)	6 Month EURIBOR(2)(S)	$176,109	$(29,217)	$(205,326)
EUR	3,700	06/20/48	1.500%(A)	6 Month EURIBOR(2)(S)	11,735	(30,476)	(42,211)
GBP	196,475	02/08/18	0.442%(T)	1 Day SONIA(1)(T)	—	12,663	12,663
GBP	27,500	03/21/20	0.750%(S)	6 Month GBP LIBOR(2)(S)	50,714	(64,905)	(115,619)
GBP	42,380	11/18/20	1.127%(S)	6 Month GBP LIBOR(2)(S)	—	30,287	30,287
GBP	42,710	11/16/21	1.257%(S)	6 Month GBP LIBOR(1)(S)	—	(40,067)	(40,067)
GBP	8,500	03/21/23	1.000%(S)	6 Month GBP LIBOR(1)(S)	21,637	38,846	17,209
GBP	2,750	12/07/27	1.350%(S)	6 Month GBP LIBOR(1)(S)	889	(20,922)	(21,811)
GBP	15,700	03/21/28	1.500%(S)	6 Month GBP LIBOR(1)(S)	(86,325)	(406,999)	(320,674)
GBP	8,000	03/21/28	1.500%(S)	6 Month GBP LIBOR(1)(S)	(262,667)	(209,192)	53,475
GBP	7,100	03/21/28	1.500%(S)	6 Month GBP LIBOR(1)(S)	(243,095)	(184,057)	59,038
GBP	1,350	07/06/32	1.933%(S)	6 Month GBP LIBOR(2)(S)	—	55,619	55,619
GBP	4,690	10/30/32	1.633%(S)	6 Month GBP LIBOR(2)(S)	1,104	210,489	209,385
GBP	1,625	07/06/42	1.850%(S)	6 Month GBP LIBOR(1)(S)	—	(54,152)	(54,152)
GBP	2,625	10/30/47	1.680%(S)	6 Month GBP LIBOR(1)(S)	—	(229,742)	(229,742)
GBP	4,500	03/21/48	1.750%(S)	6 Month GBP LIBOR(1)(S)	(169,220)	(481,419)	(312,199)
GBP	2,300	03/21/48	1.750%(S)	6 Month GBP LIBOR(1)(S)	(61,216)	(246,059)	(184,843)
JPY	3,535,000	12/20/19	0.250%(S)	6 Month JPY LIBOR(2)(S)	18,111	128,091	109,980
JPY	2,120,000	09/18/20	0.500%(S)	6 Month JPY LIBOR(2)(S)	290,438	253,515	(36,923)
JPY	2,260,000	12/20/21	0.500%(S)	6 Month JPY LIBOR(2)(S)	556,667	333,760	(222,907)
JPY	120,000	09/18/23	1.000%(S)	6 Month JPY LIBOR(1)(S)	(46,163)	(52,647)	(6,484)
JPY	2,502,445	12/20/24	0.126%(S)	6 Month JPY LIBOR(2)(S)	(33,826)	(97,429)	(63,603)
JPY	1,150,000	03/18/26	0.300%(S)	6 Month JPY LIBOR(1)(S)	(50,417)	(65,432)	(15,015)
JPY	5,470,000	09/20/27	0.300%(S)	6 Month JPY LIBOR(1)(S)	(66,590)	16,484	83,074
JPY	940,000	09/20/27	0.300%(S)	6 Month JPY LIBOR(1)(S)	(17,023)	2,836	19,859
JPY	1,020,000	03/20/29	0.450%(S)	6 Month JPY LIBOR(1)(S)	(56,519)	(19,095)	37,424
JPY	9,690,000	06/19/33	1.500%(S)	6 Month JPY LIBOR(2)(S)	7,088,321	12,145,318	5,056,997
JPY	1,260,000	06/17/35	1.250%(S)	6 Month JPY LIBOR(2)(S)	1,672,772	1,123,426	(549,346)
JPY	410,000	09/20/46	0.500%(S)	6 Month JPY LIBOR(1)(S)	428,475	431,160	2,685
JPY	530,000	03/21/48	1.000%(S)	6 Month JPY LIBOR(1)(S)	(88,150)	(35,730)	52,420

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
MXN	32,500	06/05/24	7.200%(M)	28 Day Mexican Interbank Rate(2)(M)	$345	$(58,792)	$(59,137)
MXN	1,700	06/11/27	7.200%(M)	28 Day Mexican Interbank Rate(2)(M)	883	(4,826)	(5,709)
MXN	9,200	11/28/36	8.310%(M)	28 Day Mexican Interbank Rate(2)(M)	49,186	6,853	(42,333)
MXN	9,140	06/18/37	7.480%(M)	28 Day Mexican Interbank Rate(2)(M)	916	(32,811)	(33,727)
NZD	153,200	07/11/19	2.500%(S)	3 Month BBR(2)(Q)	82,760	306,609	223,849
NZD	3,300	03/21/28	3.250%(S)	3 Month BBR(1)(Q)	10,087	(12,126)	(22,213)
	73,790	01/07/18	1.093%(T)	1 Day USOIS(1)(T)	—	16,359	16,359
	49,695	02/21/18	0.941%(T)	1 Day USOIS(1)(T)	—	77,319	77,319
	5,600	06/15/18	1.250%(S)	3 Month LIBOR(2)(Q)	26,157	(12,531)	(38,688)
	126,100	09/19/18	1.724%(A)	1 Day USOIS(1)(A)	—	244	244
	43,000	09/30/18	0.655%(A)	1 Day USOIS(1)(A)	—	347,247	347,247
	19,940	09/30/18	0.747%(A)	1 Day USOIS(1)(A)	—	142,440	142,440
	24,405	10/07/18	1.253%(A)	1 Day USOIS(1)(A)	—	56,601	56,601
	51,470	11/17/18	1.080%(T)	1 Day USOIS(1)(T)	—	250,406	250,406
	77,370	11/18/18	0.911%(A)	1 Day USOIS(1)(A)	(4,441)	444,106	448,547
	13,106	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	25,023	25,023
	12,898	03/31/19	1.432%(A)	1 Day USOIS(1)(A)	—	24,462	24,462
	533,000	04/01/19	1.750%(S)	3 Month LIBOR(2)(Q)	(435,691)	(993,024)	(557,333)
	100,400	06/21/19	1.250%(S)	3 Month LIBOR(1)(Q)	(245,722)	1,061,430	1,307,152
	62,400	06/21/19	1.250%(S)	3 Month LIBOR(1)(Q)	381,870	674,307	292,437
	27,530	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(13,883)	77,452	91,335
	5,585	06/30/19	1.487%(A)	1 Day USOIS(1)(A)	—	17,043	17,043
	8,995	07/14/19	1.428%(A)	1 Day USOIS(1)(A)	—	31,219	31,219
	26,690	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	—	202,929	202,929
	37,645	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	10,628	64,985	54,357
	200	12/20/19	2.000%(S)	3 Month LIBOR(1)(Q)	(1,429)	279	1,708
	48,690	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	(6,064)	47,690	53,754
	533,000	04/01/20	2.000%(S)	3 Month LIBOR(1) (Q)	299,418	874,537	575,119
	12,860	04/04/20	—(3)(S)	—(3)(S)	—	370	370
	12,895	07/17/20	1.521%(A)	1 Day USOIS(1)(A)	—	87,598	87,598
	66,400	06/28/21	1.450%(S)	3 Month LIBOR(1)(Q)	—	1,138,151	1,138,151
	6,675	04/04/22	—(4)(S)	—(4)(S)	—	(2,234)	(2,234)
	10,560	05/31/22	2.237%(S)	3 Month LIBOR(1)(Q)	(25,852)	(17,642)	8,210
	11,900	06/12/22	—(5)(Q)	—(5)(Q)	—	(4,207)	(4,207)
	9,100	06/12/22	—(6)(Q)	—(6)(Q)	—	2,262	2,262
	46,700	06/19/22	—(7)(Q)	—(7)(Q)	(3,503)	(15,598)	(12,095)
	4,345	09/28/22	2.177%(S)	3 Month LIBOR(1)(Q)	—	13,606	13,606
	38,430	11/01/22	1.815%(S)	3 Month LIBOR(2)(Q)	—	(708,565)	(708,565)
	81,900	12/16/22	2.250%(S)	3 Month LIBOR(1)(Q)	864,901	(77,052)	(941,953)

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued) :
11,100	12/16/22	2.250%(S)	3 Month LIBOR(2)(Q)	$77,072	$3,488	$(73,584)
45,400	12/20/22	2.250%(S)	3 Month LIBOR(2)(Q)	15,072	4,494	(10,578)
12,800	12/20/22	2.250%(S)	3 Month LIBOR(2)(Q)	16,122	3,946	(12,176)
5,500	12/31/22	1.405%(S)	3 Month LIBOR(1)(Q)	—	197,902	197,902
2,200	12/31/22	1.412%(S)	3 Month LIBOR(1)(Q)	—	78,393	78,393
1,040	12/31/22	1.406%(S)	3 Month LIBOR(1)(Q)	—	37,342	37,342
21,075	05/31/23	1.578%(S)	3 Month LIBOR(1)(Q)	(19,454)	723,572	743,026
10,880	05/31/23	1.395%(S)	3 Month LIBOR(1)(Q)	—	477,455	477,455
10,880	05/31/23	1.394%(S)	3 Month LIBOR(1)(Q)	—	478,072	478,072
10,540	05/31/23	1.513%(S)	3 Month LIBOR(1)(Q)	—	397,781	397,781
4,200	05/31/23	1.584%(S)	3 Month LIBOR(1)(Q)	—	142,990	142,990
5,300	10/19/23	2.655%(S)	3 Month LIBOR(2)(Q)	—	73,458	73,458
30,450	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	—	66,455	66,455
3,000	11/19/23	2.670%(S)	3 Month LIBOR(2)(Q)	—	42,587	42,587
3,000	12/12/23	2.681%(S)	3 Month LIBOR(2)(Q)	—	43,325	43,325
8,100	12/19/23	2.500%(S)	3 Month LIBOR(2)(Q)	(65,124)	48,178	113,302
20,790	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(29,385)	(21,179)	8,206
17,357	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(18,884)	16,936	35,820
7,650	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	18,313	24,282	5,969
3,650	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	32,404	32,404
86,255	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	326,587	658,053	331,466
27,715	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	93,140	207,820	114,680
10,825	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	86,026	86,026
8,880	09/01/24	1.972%(S)	3 Month LIBOR(2)(Q)	—	(131,342)	(131,342)
17,575	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	19,205	(1,829)	(21,034)
7,510	02/22/26	2.500%(S)	3 Month LIBOR(1)(Q)	—	(2,999)	(2,999)
14,050	03/16/26	2.400%(S)	3 Month LIBOR(1)(Q)	—	58,911	58,911
8,400	04/21/26	2.300%(S)	3 Month LIBOR(1)(Q)	—	74,409	74,409
9,700	04/27/26	2.300%(S)	3 Month LIBOR(1)(Q)	—	86,290	86,290
12,600	07/20/26	1.850%(S)	3 Month LIBOR(1)(Q)	—	368,676	368,676

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued)
23,000	07/27/26	2.000%(S)	3 Month LIBOR(1)(Q)	$404,687	$522,058	$117,371
3,500	07/27/26	1.850%(S)	3 Month LIBOR(1)(Q)	—	102,544	102,544
17,700	12/07/26	2.400%(S)	3 Month LIBOR(1)(Q)	185,444	106,525	(78,919)
15,890	12/21/26	1.750%(S)	3 Month LIBOR(1)(Q)	(434,725)	801,006	1,235,731
15,149	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	200,925	252,439	51,514
7,220	02/15/27	2.068%(A)	1 Day USOIS(1)(A)	(4,905)	(31,533)	(26,628)
6,825	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	7,689	69,849	62,160
2,515	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	11,409	11,409
4,780	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	20,256	20,256
3,295	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	64,353	64,353
1,835	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	12,940	12,940
15,700	09/15/27	2.500%(S)	3 Month LIBOR(1)(Q)	113,582	57,240	(56,342)
17,800	12/20/27	2.500%(S)	3 Month LIBOR(1)(Q)	(94,528)	(126,903)	(32,375)
6,700	12/20/27	2.500%(S)	3 Month LIBOR(1)(Q)	(70,441)	(47,767)	22,674
9,460	05/03/32	2.434%(S)	3 Month LIBOR(2)(Q)	—	(34,896)	(34,896)
14,875	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(97,874)	(341,906)	(244,032)
7,490	05/03/37	2.508%(S)	3 Month LIBOR(1)(Q)	—	9,052	9,052
40,700	07/01/41	2.098%(S)	3 Month LIBOR(1)(Q)	728,991	732,662	3,671
2,750	02/15/42	1.369%(A)	1 Day USOIS(1)(A)	—	399,717	399,717
2,990	10/04/42	2.527%(S)	3 Month LIBOR(2)(Q)	—	(87)	(87)
435	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(8,965)	(8,965)
1,780	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	—	292,257	292,257
700	06/21/47	1.750%(S)	3 Month LIBOR(2)(Q)	(121,246)	(124,747)	(3,501)
2,640	10/04/47	2.536%(S)	3 Month LIBOR(1)(Q)	—	(4,152)	(4,152)
2,640	12/15/47	2.000%(A)	1 Day USOIS(1)(A)	6,167	85,158	78,991
46,800	12/20/47	2.750%(S)	3 Month LIBOR(1)(Q)	(1,625,140)	(1,846,319)	(221,179)
8,400	12/20/47	2.750%(S)	3 Month LIBOR(2)(Q)	258,464	331,391	72,927
1,045	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	1,480	1,480
970	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	(15,431)	(15,431)
1,000	10/25/48	2.969%(S)	3 Month LIBOR(1)(Q)	—	(79,758)	(79,758)
1,000	11/19/48	2.951%(S)	3 Month LIBOR(1)(Q)	—	(75,502)	(75,502)
1,000	12/12/48	2.953%(S)	3 Month LIBOR(1)(Q)	—	(75,543)	(75,543)
430	12/19/48	2.750%(S)	3 Month LIBOR(1)(Q)	11,518	(13,680)	(25,198)

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
ZAR 55,375	09/23/22	7.430%(Q)	3 Month JIBAR(2)(Q)	$(5,007)	$(15,122)	$(10,115)
ZAR 14,100	11/07/27	8.360%(Q)	3 Month JIBAR(2)(Q)	(279)	37,327	37,606

				$10,792,386	$22,449,810	$11,657,424

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
KRW 19,014,800	07/10/27	1.992%(Q)	3 Month KWCDC(1)(Q)	$278,851	$—	$278,851	JPMorgan Chase
KRW 15,054,200	07/10/27	2.030%(Q)	3 Month KWCDC(1)(Q)	174,232	—	174,232	BNP Paribas

				$453,083	$—	$453,083

Cash of $2,804,000 and $6,306,413 have been segregated with Citigroup Global Markets and Morgan Stanley, respectively, and securities with combined market values of $12,571,181 and $43,804,419 have been segregated with Citigroup Global Markets and Morgan Stanley, respectively, to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	Portfolio pays the floating rate of 3 Month LIBOR plus 12 bps and receives the floating rate of 6 Month LIBOR.

(4)	Portfolio pays the floating rate of 6 Month LIBOR and receives the floating rate of 3 Month LIBOR plus 11.75 bps.

(5)	Portfolio pays the floating rate of 1 Month LIBOR plus 8.375 bps and receives the floating rate of 3 Month LIBOR.

(6)	Portfolio pays the floating rate of 1 Month LIBOR plus 7.00 bps and receives the floating rate of 3 Month LIBOR.

(7)	Portfolio pays the floating rate of 1 Month LIBOR plus 8.50 bps and receives the floating rate of 3 Month LIBOR.

(8)	Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 28 bps.

Total return swap agreements outstanding at December 31, 2017:

Counterparty	Termination Date	Long/(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Bank of America	09/20/18	600	Pay monthly fixed payment on the iBoxx$ Liquid High Yield Index and receive quarterly variable payment based on 3 Month LIBOR	$12,046	$177	$11,869
Bank of America	02/15/18	401	Received monthly fixed payments on Bloomberg Commodity Index Total Return and pay monthly variable payments based on the U.S. Treasury Bill +8bps	19,844	—	19,844
BNP Paribas	12/31/18	(5)	Pay $12.70 strike price and receive variance based on energy petroleum crack spread upon termination	(1,198)	(1,321)	123
BNP Paribas	12/31/18	3	Pay $2.60 strike price and receive variance based on EURSIMP upon termination	4,551	—	4,551
BNP Paribas	12/31/19	—(r)	Pay $54.00 strike price and receive variance based on Iron Ore spread upon termination	(2,845)	—	(2,845)
BNP Paribas	03/31/18	(1)	Pay $69.20 strike price and receive variance based on Iron Ore spread upon termination	(3,784)	—	(3,784)

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty	Termination Date	Long/(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
BNP Paribas	02/15/18	(729)	Pay or receive monthly amounts based on market fluctuation on S&P GSCI Industrial Metals Excess Return Index	$(39,468)	$1,842	$(41,310)
BNP Paribas	06/30/18	1	Receive $12.25 strike price and pay variance based on EuroBob 10 PPM Brent Calendar Swap upon termination	1	—	1
BNP Paribas	07/09/18	1	Receive $317.20 strike price and pay variance based on Commodity swap on platinum and gold upon termination	69,548	—	69,548
BNP Paribas	03/31/18	2	Receive $7.55 strike price and pay variance based on EURMARG upon termination	929	—	929
BNP Paribas	02/15/18	8,256	Receive monthly fixed payments on Bloomberg Commodity Index Total Return and pay monthly variable payments based on the U.S. Treasury Bill +12bps	408,714	—	408,714
BNP Paribas	11/07/18	71,660	Receive monthly fixed rate payments on Dow Jones Wilshire REIT Total Return Index rate and pay monthly variable payments on 1 Month LIBOR +43bps	(726,690)	—	(726,690)
BNP Paribas	02/15/18	4,729	Received monthly fixed payments on Bloomberg Commodity Index 1 Month Forward Total Return and pay monthly variable payments based on the U.S. Treasury Bill +14bps	231,937	—	231,937
BNP Paribas	02/15/18	90,045	Received monthly fixed payments on Bloomberg Commodity Index Total Return and pay monthly variable payments based on the U.S. Treasury Bill +14bps	4,457,683	—	4,457,683
Canadian Imperial Bank of Commerce	02/15/18	7,612	Pay or receive monthly amounts based on market fluctuation CIBC Custom Index 17	415,986	—	415,986
Citigroup Global Markets	02/15/18	4,041	Pay or receive monthly amounts based on market value fluctuation of Citi Congestion Ex PM M F2 Index	(4,003)	—	(4,003)
Citigroup Global Markets	02/15/18	4,109	Pay or receive monthly amounts based on market value fluctuation of Citi Congestion Ex PM M F3 Index	(7,832)	—	(7,832)
Citigroup Global Markets	12/31/18	24	Receive $15.45 strike price and pay variance based on Western Canadian crude oil upon termination	1,110	27,480	(26,370)
Citigroup Global Markets	12/31/18	1	Receive $19.75 strike price and pay variance based on Western Canadian crude oil upon termination	594	—	594

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty	Termination Date	Long/(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Citigroup Global Markets	02/15/18	53,812	Receive monthly fixed payments on Bloomberg Commodity Index Total Return and pay monthly variable payments based on the U.S. Treasury Bill	$2,693,576	$—	$2,693,576
Citigroup Global Markets	02/15/18	26,181	Receive monthly fixed payments on Bloomberg Commodity Index Total Return and pay monthly variable payments based on the U.S. Treasury Bill +12bps	1,296,093	—	1,296,093
Credit Suisse First Boston Corp.	01/12/41	3,623	Receive monthly fixed payments on the IOS.FN30.450.10 Index and pay monthly variable payments based on 1 Month LIBOR	(7,578)	(11,100)	3,522
Goldman Sachs & Co.	01/10/18	(435)	Pay $0.013225 strike and receive variance based on GOLDLNPM upon termination	(2,609)	—	(2,609)
Goldman Sachs & Co.	07/29/20	1,509	Pay $0.070225 strike price and receive variance based on GOLDLNPM upon termination	71,090	—	71,090
Goldman Sachs & Co.	01/22/18	(72)	Pay $0.076729 strike price and receive variance based on PLDMLNPM upon termination	(3,352)	—	(3,352)
Goldman Sachs & Co.	09/09/20	714	Pay $0.0784 strike price and receive variance based on GOLDLNPM upon termination	34,932	—	34,932
Goldman Sachs & Co.	12/31/18	1	Pay $10.85 and receive variance based on EuroBob 10 PPM Brent Calendar Swap upon termination	833	—	833
Goldman Sachs & Co.	12/31/18	(1)	Pay $14.90 strike price and receive variance based on HSFOEW upon termination	(379)	—	(379)
Goldman Sachs & Co.	03/31/18	1	Pay $3.90 strike price and receive variance based on EURSIMP upon termination	351	—	351
Goldman Sachs & Co.	12/31/19	(4)	Pay $54.70 strike price and receive variance based on Iron Ore spread upon termination	(396)	(4,253)	3,857
Goldman Sachs & Co.	09/30/19	1	Pay $61.32 strike price and receive variance based on Iron Ore spread upon termination	14	—	14
Goldman Sachs & Co.	09/30/18	(2)	Pay $7.40 strike price and receive variance based on spread between high sulfur fuel and crude oil upon termination	(22)	(118)	96
Goldman Sachs & Co.	03/20/18	400	Pay monthly fixed payment on the iBoxx$ Liquid High Yield Index and receive quarterly variable payment based on 3 Month LIBOR	17,031	425	16,606
Goldman Sachs & Co.	06/22/18	86	Pay or receive amounts based on market fluctuation KC Hard Red Winter Wheat Weekly Options upon termination	2,577	551	2,026
Goldman Sachs & Co.	02/15/18	9,942	Pay or receive monthly amounts based on market fluctuation Goldman Sachs Custom Basket 1042 Index	557,223	—	557,223

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty	Termination Date	Long/(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Goldman Sachs & Co.	02/15/18	(733)	Pay or receive monthly amounts based on market fluctuation on S&P GSCI Industrial Metals Excess Return Index	$(45,837)	$14	$(45,851)
Goldman Sachs & Co.	06/22/18	(915)	Receive $0.02175625 strike price and pay variance based on Soybean Futures upon termination	(14,291)	—	(14,291)
Goldman Sachs & Co.	08/01/18	(114)	Receive $0.030625 strike price and pay variance based on S&P GSCI Aluminum Official Close Index Excess Return Index upon termination	(153,846)	—	(153,846)
Goldman Sachs & Co.	01/22/18	105	Receive $0.0361 strike and pay variance based on SLVRLND upon termination	1,797	—	1,797
Goldman Sachs & Co.	01/10/18	247	Receive $0.04100625 strike and pay variance based on SLVRLND upon termination	5,811	—	5,811
Goldman Sachs & Co.	03/26/18	(97)	Receive $0.0961 strike price and pay variance based on Natural Gas Futures upon termination	(9,139)	—	(9,139)
Goldman Sachs & Co.	08/01/18	(104)	Receive $0.3705625 strike price and pay variance based on S&P Goldman Sachs Commodity Copper Excess Return Index upon termination	(37,704)	—	(37,704)
Goldman Sachs & Co.	06/30/18	1	Receive $12.27 strike price and pay variance based on EuroBob 10 PPM Brent Calendar Swap upon termination	47	—	47
Goldman Sachs & Co.	12/31/18	1	Receive $20.10 strike price and pay variance based on Western Canadian crude oil upon termination	883	444	439
Goldman Sachs & Co.	03/31/18	(2)	Receive $4.54 strike price and pay variance based on EURSIMP upon termination	(829)	(168)	(661)
Goldman Sachs & Co.	03/31/18	(2)	Receive $7.48 strike price and pay variance based on EURMARG upon termination	(761)	(84)	(677)
Goldman Sachs & Co.	03/31/18	(2)	Receive $7.50 strike price and pay variance based on spread between high sulfur fuel and crude oil upon termination	(4,522)	(322)	(4,200)
Goldman Sachs & Co.	03/31/18	1	Receive $72.30 strike price and pay variance based on Iron Ore spread upon termination	508	—	508
Goldman Sachs & Co.	02/15/18	9,701	Receive monthly fixed payments on Bloomberg Commodity Index Total Return and pay monthly variable payments based on the U.S. Treasury Bill +13bps	480,243	—	480,243
Goldman Sachs & Co.	02/15/18	30,107	Received monthly fixed payments on Bloomberg Commodity Index 1 Month Forward Total Return and pay monthly variable payments based on the U.S. Treasury Bill +14bps	1,476,699	—	1,476,699

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty	Termination Date	Long/(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
JPMorgan Chase	12/31/18	4	Pay $11.01 and receive variance based on EuroBob 10 PPM Brent Calendar Swap upon termination	$3,080	$—	$3,080
JPMorgan Chase	12/31/18	4	Pay $12.00 strike price and receive variance based on energy petroleum crack spread upon termination	977	2,304	(1,327)
JPMorgan Chase	03/31/18	— (r)	Pay $14.50 strike price and receive variance based on HSFOEW upon termination	2	149	(147)
JPMorgan Chase	12/31/18	(1)	Pay $14.75 strike price and receive variance based on HSFOEW upon termination	(657)	(296)	(361)
JPMorgan Chase	03/31/18	(2)	Pay $7.85 strike price and receive variance based on spread between high sulfur fuel and crude oil upon termination	(3,684)	—	(3,684)
JPMorgan Chase	09/20/18	600	Pay monthly fixed payment on the iBoxx$ Liquid High Yield Index and receive quarterly variable payment based on 3 Month LIBOR	11,296	177	11,119
JPMorgan Chase	06/22/18	(35)	Pay or receive amounts based on market fluctuation KC Hard Red Winter Wheat Weekly Options upon termination	(70,208)	(97)	(70,111)
JPMorgan Chase	02/15/18	5,056	Pay or receive monthly amounts based on market value fluctuation of JPMorgan JMABCTNE Commodity Index +15bps	(1,645)	—	(1,645)
JPMorgan Chase	06/22/18	(353)	Receive $0.0289 strike price and pay variance based on Corn Futures upon termination	(7,005)	—	(7,005)
JPMorgan Chase	11/23/18	(914)	Receive $0.030625 strike price and pay variance based on Corn Futures upon termination	(22,891)	—	(22,891)
JPMorgan Chase	08/01/18	(208)	Receive $0.03671056 strike price and pay variance based on S&P Goldman Sachs Commodity Copper Excess Return Index upon termination	(647)	—	(647)
JPMorgan Chase	07/29/20	(1,374)	Receive $0.03861225 strike price and pay variance based on GOLDLNPM upon termination	(23,113)	—	(23,113)
JPMorgan Chase	07/29/20	(135)	Receive $0.03976036 strike price and pay variance based on GOLDLNPM upon termination	(2,424)	—	(2,424)
JPMorgan Chase	09/09/20	(714)	Receive $0.04268356 strike price and pay variance based on GOLDLNPM upon termination	(10,662)	—	(10,662)
JPMorgan Chase	10/31/18	(65)	Receive $0.053361 strike and pay variance based on SLVRLND upon termination	(565)	—	(565)
JPMorgan Chase	12/31/19	1	Receive $64.50 strike price and pay variance based on Iron Ore spread upon termination	711	—	711
JPMorgan Chase	03/31/18	(1)	Receive $69.70 strike price and pay variance based on Iron Ore spread upon termination	(1,215)	—	(1,215)

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty	Termination Date	Long/(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
JPMorgan Chase	09/30/18	2	Receive $7.90 strike price and pay variance based on spread between high sulfur fuel and crude oil upon termination	$1,034	$—	$1,034
JPMorgan Chase	02/15/18	84	Receive monthly fixed payments on Bloomberg Commodity Index Total Return and pay monthly variable payments based on the U.S. Treasury Bill +13bps	4,150	—	4,150
JPMorgan Chase	02/15/18	13,192	Receive monthly fixed payments on the JMABDEW2 Index and pay monthly variable payments based on the U.S. Treasury Bill +30bps	(157,526)	—	(157,526)
JPMorgan Chase	02/15/18	10,422	Receive monthly fixed payments on the JP Morgan commodity index and pay monthly variable payments based on the U.S. Treasury Bill +17bps	447,725	—	447,725
JPMorgan Chase	02/15/18	9,608	Receive monthly fixed payments on the JPMorgan FNJ 1 Index and pay monthly variable payments based on the U.S. Treasury Bill +35bps	(34,690)	(61)	(34,629)
JPMorgan Chase	08/22/18	15,654	Receive monthly fixed rate payments on Dow Jones Wilshire REIT Total Return Index rate and pay monthly variable payments on 1 Month LIBOR +42.50bps	4,291	—	4,291
Morgan Stanley	04/12/18	(388)	Pay $0.016641 strike and receive variance based on GOLDLNPM upon termination	(4,893)	—	(4,893)
Morgan Stanley	10/31/18	597	Pay $0.02030625 strike and receive variance based on GOLDLNPM upon termination	3,173	—	3,173
Morgan Stanley	10/25/18	(699)	Pay $0.020449 strike and receive variance based on GOLDLNPM upon termination	(3,970)	—	(3,970)
Morgan Stanley	10/08/19	(571)	Pay $0.030625 strike and receive variance based on GOLDLNPM upon termination	(5,992)	—	(5,992)
Morgan Stanley	07/26/19	592	Pay $0.0324 strike and receive variance based on GOLDLNPM upon termination	464,567	—	464,567
Morgan Stanley	07/17/19	579	Pay $0.03294225 strike and receive variance based on GOLDLNPM upon termination	490,144	—	490,144
Morgan Stanley	11/29/18	— (r)	Pay $1,303.00 strike price and receive variance based on GOLDLNPM upon termination	(54)	—	(54)
Morgan Stanley	12/31/18	(2)	Pay $10.90 and receive variance based on EuroBob 10 PPM Brent Calendar Swap upon termination	(1,549)	—	(1,549)
Morgan Stanley	03/31/18	(1)	Pay $4.45 strike price and receive variance based on EURSIMP upon termination	(307)	—	(307)
Morgan Stanley	12/31/18	4	Pay $5.77 strike price and receive variance based on EURMARGIN upon termination	6,563	—	6,563

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty	Termination Date	Long/(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Morgan Stanley	12/31/18	2	Pay $5.77 strike price and receive variance based on EURMARGIN upon termination	$3,281	$—	$3,281
Morgan Stanley	12/31/18	4	Pay $5.81 strike price and receive variance based on EURMARGIN upon termination	64	—	64
Morgan Stanley	12/31/18	2	Pay $5.98 strike price and receive variance based on EURMARGIN upon termination	2,909	—	2,909
Morgan Stanley	09/30/18	1	Pay $7.35 strike price and receive variance based on spread between high sulfur fuel and crude oil upon termination	1,169	—	1,169
Morgan Stanley	09/30/18	(1)	Pay $7.40 strike price and receive variance based on spread between high sulfur fuel and crude oil upon termination	(1,110)	—	(1,110)
Morgan Stanley	04/12/18	233	Receive $0.046225 strike and pay variance based on SLVRLND upon termination	3,917	—	3,917
Morgan Stanley	12/19/18	2,386	Receive $0.0484 strike and pay variance based on SLVRLND upon termination	440,751	—	440,751
Morgan Stanley	12/03/18	220	Receive $0.05175625 strike and pay variance based on SLVRLND upon termination	75,193	—	75,193
Morgan Stanley	10/25/18	432	Receive $0.05359225 strike and pay variance based on SLVRLND upon termination	4,058	—	4,058
Morgan Stanley	10/31/18	(365)	Receive $0.05405625 strike and pay variance based on SLVRLND upon termination	(3,425)	—	(3,425)
Morgan Stanley	10/31/18	(430)	Receive $0.05405625 strike and pay variance based on SLVRLND upon termination	(4,031)	—	(4,031)
Morgan Stanley	11/06/18	215	Receive $0.05405625 strike and pay variance based on SLVRLND upon termination	1,963	—	1,963
Morgan Stanley	10/08/19	377	Receive $0.070225 strike and pay variance based on SLVRLND upon termination	6,296	—	6,296
Morgan Stanley	07/17/19	(388)	Receive $0.07317025 strike and pay variance based on SLVRLND upon termination	(8,155)	—	(8,155)
Morgan Stanley	07/26/19	(392)	Receive $0.073984 strike price and pay variance based on SLVRLND upon termination	(8,416)	—	(8,416)
Morgan Stanley	11/29/18	— (r)	Receive $1,255.00 strike price and pay variance based on GOLDLNPM upon termination	(29,734)	—	(29,734)
Morgan Stanley	11/29/18	— (r)	Receive $1,266.20 strike price and pay variance based on GOLDLNPM upon termination	(25,330)	—	(25,330)
Morgan Stanley	11/29/18	— (r)	Receive $1,289.00 strike price and pay variance based on GOLDLNPM upon termination	16,366	—	16,366

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty	Termination Date	Long/(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Morgan Stanley	12/31/18	(1)	Receive $3.47 strike price and pay variance based on EURSIMP upon termination	$(989)	$—	$(989)
Morgan Stanley	12/31/18	(1)	Receive $3.47 strike price and pay variance based on EURSIMP upon termination	(989)	—	(989)
Morgan Stanley	03/31/18	(1)	Receive $7.40 strike price and pay variance based on EURMARG upon termination	(285)	—	(285)
Morgan Stanley	03/31/18	(1)	Receive $7.47 strike price and pay variance based on spread between high sulfur fuel and crude oil upon termination	(2,297)	—	(2,297)
Morgan Stanley	03/31/18	(2)	Receive $7.48 strike price and pay variance based on EURMARG upon termination	(666)	—	(666)
Morgan Stanley	03/31/18	1	Receive $7.80 strike price and pay variance based on spread between high sulfur fuel and crude oil upon termination	1,902	—	1,902
Morgan Stanley	06/07/18	4,873	Receive monthly fixed rate payments on Dow Jones Wilshire REIT Total Return Index rate and pay monthly variable payments on 1 Month LIBOR + 25bps	(51,849)	—	(51,849)
Morgan Stanley	07/25/18	3,878	Receive monthly fixed rate payments on Dow Jones Wilshire REIT Total Return Index rate and pay monthly variable payments on 1 Month LIBOR + 30bps	(41,578)	—	(41,578)
Morgan Stanley	09/12/18	24,360	Receive monthly fixed rate payments on Dow Jones Wilshire REIT Total Return Index rate and pay monthly variable payments on 1 Month LIBOR + 42.50bps	(40,287)	—	(40,287)
Societe Generale	10/26/18	(301)	Receive $0.027556 strike price and pay variance based on Soybean Futures upon termination	(6,098)	—	(6,098)

				$12,612,212	$15,743	$12,596,469

(r)	Less than $500 par.

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$2,217,993	$(4,573,094)	$19,772,828	$(2,748,677)

Reverse Repurchase Agreements outstanding at December 31, 2017:

Broker	Interest Rate	Trade Date	Value at December 31, 2017	Maturity Date	Cost
Barclays Capital Group	0.95%	12/18/2017	$1,881,000	Open	$1,881,000
BNP Paribas	(0.38%)	10/30/2017	3,887,890	02/08/2018	3,767,687
BNP Paribas	(0.38%)	10/30/2017	10,983,609	02/08/2018	10,644,023
BNP Paribas	(0.38%)	10/30/2017	1,425,560	02/08/2018	1,381,485

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Reverse Repurchase Agreements outstanding at December 31, 2017 (continued):

Broker	Interest Rate	Trade Date	Value at December 31, 2017	Maturity Date	Cost
JPMorgan Chase	(0.50%)	06/15/2017	3,446,000	Open	3,446,000
Morgan Stanley	0.53%	10/24/2017	2,065,725	01/18/2018	2,007,058
UBS AG	0.53%	10/10/2017	2,685,876	01/18/2018	2,629,568
UBS AG	0.53%	10/10/2017	5,121,960	01/18/2018	5,014,581

			$31,497,620		$30,771,402

The value of the Reverse Repurchase Agreements are $31,497,620. Securities with a market value of $38,989,702 have been segregated to cover the requirement for the reverse repurchase agreement outstanding as of December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$1,386,320,162	$—	$—
Common Stocks	3,298,372,175	1,507,530,892	—
Preferred Stocks	15,123,680	—	—
Rights	121,189	—	—
Unaffiliated Exchange Traded Funds	916,980,559	—	—
Asset-Backed Securities
Automobiles	—	6,543,313	—
Collateralized Loan Obligations	—	171,667,968	—
Consumer Loans	—	24,803,328	—
Credit Cards	—	2,506,987	—
Home Equity Loans	—	43,894,673	—
Residential Mortgage-Backed Securities	—	87,440,753	4,842,794
Student Loans	—	10,305,013	—
Bank Loans	—	13,086,632	396,999
Commercial Mortgage-Backed Securities	—	136,001,293	—
Corporate Bonds	—	950,909,141	—
Sovereign Bonds	—	411,273,762	—
Municipal Bonds	—	26,940,737	—
Residential Mortgage-Backed Securities	—	176,552,100	2,423,948
U.S. Government Agency Obligations	—	144,272,032	—
U.S. Treasury Obligations	—	903,061,503	—
Repurchase Agreement	—	7,100,000	—
Foreign Treasury Obligations	—	43,891,487	—
Certificates of Deposit	—	22,515,405	—
Bankers Acceptances	—	7,724,979	—
Options Purchased	166,671	1,259,432	—
Options Written	(200,766)	(897,355)	—
Other Financial Instruments*
Forward Commitment Contracts	—	(22,800,000)	—
Financial Futures Contracts	(770,109)	—	—
Commodity Futures Contracts	598,338	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(14,581,666)	—
Centrally Cleared Credit Default Swap Agreements	—	4,661,269	—
OTC Credit Default Swap Agreements	—	2,157,615	—
OTC Currency Swap Agreements	—	(138,193)	—
Centrally Cleared Forward Rate Agreements	—	6,601	—
OTC Inflation Swap Agreements	—	(415,667)	—
Centrally Cleared Inflation Swap Agreements	—	234,954	—

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Centrally Cleared Interest Rate Swap Agreements	$—	$11,657,424	$—
OTC Interest Rate Swap Agreements	—	453,083	—
OTC Total Return Swap Agreements	—	12,612,212	—

Total	$5,616,711,899	$4,692,231,707	$7,663,741

*	Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (5.7% represents investments purchased with collateral from securities on loan)	14.9%
Unaffiliated Exchange Traded Funds	9.9
U.S. Treasury Obligations	9.8
Banks	7.7
Sovereign Bonds	4.4
Internet Software & Services	3.1
Pharmaceuticals	3.1
Software	3.0
Residential Mortgage-Backed Securities	2.9
Insurance	2.6
Oil, Gas & Consumable Fuels	2.4
Capital Markets	2.2
Equity Real Estate Investment Trusts (REITs)	1.9
Collateralized Loan Obligations	1.8
IT Services	1.7
Health Care Equipment & Supplies	1.7
U.S. Government Agency Obligations	1.6
Machinery	1.5
Commercial Mortgage-Backed Securities	1.5
Semiconductors & Semiconductor Equipment	1.4
Chemicals	1.3
Media	1.2
Electric Utilities	1.2
Hotels, Restaurants & Leisure	1.2
Internet & Direct Marketing Retail	1.1
Food Products	1.1
Food & Staples Retailing	1.0
Beverages	0.9
Aerospace & Defense	0.9
Diversified Financial Services	0.9
Electronic Equipment, Instruments & Components	0.9
Building Products	0.8
Communications Equipment	0.8
Airlines	0.8
Auto Components	0.8
Automobiles	0.8
Air Freight & Logistics	0.8
Biotechnology	0.7
Oil & Gas	0.7
Diversified Telecommunication Services	0.5
Specialty Retail	0.5
Metals & Mining	0.5
Home Equity Loans	0.5
Foreign Treasury Obligations	0.5
Industrial Conglomerates	0.5
Road & Rail	0.5
Household Products	0.4
Life Sciences Tools & Services	0.4
Electric	0.4
Health Care Providers & Services	0.4
Energy Equipment & Services	0.4
Personal Products	0.4
Healthcare-Services	0.3
Auto Manufacturers	0.3
Municipal Bonds	0.3
Professional Services	0.3

Telecommunications	0.3%
Household Durables	0.3
Tobacco	0.3
Consumer Loans	0.3
Textiles, Apparel & Luxury Goods	0.3
Real Estate Investment Trusts (REITs)	0.3
Pipelines	0.3
Containers & Packaging	0.2
Construction Materials	0.2
Consumer Finance	0.2
Certificates of Deposit	0.2
Health Care Technology	0.2
Commercial Services & Supplies	0.2
Technology Hardware, Storage & Peripherals	0.2
Commercial Services	0.2
Multiline Retail	0.2
Real Estate Management & Development	0.2
Retail	0.2
Trading Companies & Distributors	0.2
Thrifts & Mortgage Finance	0.1
Mining	0.1
Healthcare-Products	0.1
Foods	0.1
Home Builders	0.1
Student Loans	0.1
Leisure Products	0.1
Wireless Telecommunication Services	0.1
Agriculture	0.1
Construction & Engineering	0.1
Auto Parts & Equipment	0.1
Multi-Utilities	0.1
Paper & Forest Products	0.1
Transportation	0.1
Real Estate	0.1
Computers	0.1
Bankers Acceptances	0.1
Semiconductors	0.1
Repurchase Agreement	0.1
Internet	0.1
Multi-National	0.1
Miscellaneous Manufacturing	0.1
Holding Companies-Diversified	0.1
Gas	0.1
Independent Power & Renewable Electricity Producers	0.1
Lodging	0.1
Electrical Equipment	0.1
Housewares	0.0	*
Gas Utilities	0.0	*
Forest Products & Paper	0.0	*
Trucking & Leasing	0.0	*
Distributors	0.0	*
Building Materials	0.0	*
Machinery-Diversified	0.0	*
Household Products/Wares	0.0	*
Credit Cards	0.0	*
Marine	0.0	*
Office/Business Equipment	0.0	*
Entertainment	0.0	*
Packaging & Containers	0.0	*
Electronics	0.0	*
Iron/Steel	0.0	*
Options Purchased	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry table (cont.)
Apparel	0.0	%*
Home Furnishings	0.0	*
Healthcare & Pharmaceutical	0.0	*
Energy	0.0	*
Oil & Gas Services	0.0	*

	111.3
Options Written	(0.0	)*
Liabilities in excess of other assets	(11.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging	Asset Derivatives			Liability Derivatives
instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity contracts	Due from/to broker — variation margin futures	$4,014,149	*	Due from/to broker — variation margin futures	$3,415,811	*
Commodity contracts	Premiums paid for OTC swap agreements	32,784		Premiums received for OTC swap agreements	6,720
Commodity contracts	Unaffiliated investments	24,250		Options written outstanding, at value	88,985
Commodity contracts	Unrealized appreciation on OTC swap agreements	14,214,561		Unrealized depreciation on OTC swap agreements	805,095
Credit contracts	Due from/to broker — variation margin swaps and centrally cleared forward rate agreements	6,490,171	*	Due from/to broker — variation margin swaps and centrally cleared forward rate agreements	1,828,902	*
Credit contracts	Premiums paid for OTC swap agreements	2,112,447		Premiums received for OTC swap agreements	4,550,199
Credit contracts	Unaffiliated investments	160,960		Options written outstanding, at value	100,677
Credit contracts	Unrealized appreciation on OTC swap agreements	4,672,806		Unrealized depreciation on OTC swap agreements	77,439
Equity contracts	Due from/to broker — variation margin futures	2,314,818	*	—	—
Equity contracts	Unaffiliated investments	121,189		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	4,291		Unrealized depreciation on OTC swap agreements	860,404
Foreign exchange contracts	—	—		Options written outstanding, at value	54,648
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,319,975		Unrealized depreciation on OTC forward foreign currency exchange contracts	17,901,641
	Due from/to broker — variation margin			Due from/to broker — variation margin
Interest rate contracts	futures	2,882,588	*	futures	5,967,515	*
Interest rate contracts	Due from/to broker-variation margin swaps and centrally cleared forward rate agreements	20,830,680	*	Due from/to broker — variation margin swaps and centrally cleared forward rate agreements	8,931,701	*
Interest rate contracts	Premiums paid for OTC swap agreements	72,762		Premiums received for OTC swap agreements	16,175
Interest rate contracts	Unaffiliated investments	1,240,893		Options written outstanding, at value	853,811
Interest rate contracts	Unrealized appreciation on OTC swap agreements	881,170		Unrealized depreciation on OTC swap agreements	1,005,739

Total		$63,390,494			$46,465,462

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared forward rate agreements. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Commodity contracts	$—	$(158,813)	$599,648	$1,510,637	$—	$—	$(5,678,041)
Credit contracts	—	—	75,311	—	—	—	7,088,904
Equity contracts	164,270	—	—	58,042,817	—	—	8,827,470
Foreign exchange contracts	—	(177,848)	1,984,511	—	(42,176,716)	—	—
Interest rate contracts	—	(3,148,382)	4,441,694	29,905,989	—	267,707	3,008,870

Total	$164,270	$(3,485,043)	$7,101,164	$89,459,443	$(42,176,716)	$267,707	$13,247,203

(1) Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Commodity contracts	$—	$(132,275)	$102,536	$103,284	$—	$—	$11,142,075
Credit contracts	—	(1,724)	101,798	—	—	—	5,313,433
Equity contracts	(6,768)	—	—	4,350,629	—	—	(5,672,754)
Foreign exchange contracts	—	—	(243,281)	—	(16,172,528)	—	—
Interest rate contracts	—	(824,627)	339,586	(1,534,709)	—	6,601	(7,433,393)

Total	$(6,768)	$(958,626)	$300,639	$2,919,204	$(16,172,528)	$6,601	$3,349,361

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)
$2,851,071	$352,821,082	$1,981,676,913	$732,653,549	$380,254,239	$915,706,716

Cross Currency Exchange Contracts(2)	Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)	Currency Swap Agreements(4)	Forward Rate Agreements(4)	Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$5,081,550	$249,754,731	$389,280,304	$97,402,409	$440,060,000	$149,997,402	$3,271,570,165	$425,258,201

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	N/A	$519,055,843	$(519,055,843)	$—
Repurchase Agreements	Barclays	7,100,000	(7,100,000)	—
Reverse Repurchase Agreements	Barclays	1,881,000	(1,881,000)	—
Reverse Repurchase Agreements	BNP Paribas	16,297,059	(16,297,059)	—
Reverse Repurchase Agreements	JPMorgan Chase	3,446,000	(3,446,000)	—
Reverse Repurchase Agreements	Morgan Stanley	2,065,725	(2,065,725)	—
Reverse Repurchase Agreements	UBS AG	7,807,836	(7,807,836)	—

		$557,653,463

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America(3)	$11,253	$(69,702)	$(58,449)	$—	$(58,449)
Bank of America(4-a)	190,934	(192,694)	(1,760)	—	(1,760)
Bank of America(4-b)	328,358	(41,882)	286,476	—	286,476
Barclays Capital Group(3)	107,548	(125,677)	(18,129)	—	(18,129)
Barclays Capital Group(4-b)	—	(66,484)	(66,484)	—	(66,484)
BNP Paribas(3)	24,600	(31,327)	(6,727)	—	(6,727)
BNP Paribas(4-a)	363,011	(1,318,097)	(955,086)	852,641	(102,445)
BNP Paribas(4-b)	5,178,200	(1,004,381)	4,173,819	(3,480,000)	693,819
Canadian Imperial Bank of Commerce(4-b)	415,986	—	415,986	(310,000)	105,986
Citigroup Global Markets(3)	135,419	(718,339)	(582,920)	272,000	(310,920)
Citigroup Global Markets(4-a)	1,292,598	(2,699,307)	(1,406,709)	1,273,515	(133,194)
Citigroup Global Markets(4-b)	4,064,934	(103,233)	3,961,701	(3,363,000)	598,701
Credit Suisse First Boston Corp.(3)	346,050	(386,120)	(40,070)	—	(40,070)
Credit Suisse First Boston Corp.(4-a)	—	(85,828)	(85,828)	—	(85,828)
Credit Suisse First Boston Corp.(4-b)	62,292	(5,499)	56,793	—	56,793
Deutsche Bank AG(3)	96,459	(55,612)	40,847	—	40,847
Deutsche Bank AG(4-a)	239,609	(1,424,331)	(1,184,722)	1,184,722	—
Deutsche Bank AG(4-b)	457,802	(516,189)	(58,387)	—	(58,387)
Goldman Sachs & Co.(3)	114,361	(132,229)	(17,868)	17,868	—
Goldman Sachs & Co.(4-a)	721,597	(6,095,307)	(5,373,710)	5,094,980	(278,730)
Goldman Sachs & Co.(4-b)	2,764,485	(894,804)	1,869,681	(1,869,681)	—
Hong Kong & Shanghai Bank(4-a)	2,125,337	(1,914,559)	210,778	(210,778)	—
Hong Kong & Shanghai Bank(4-b)	291,811	(177,386)	114,425	(114,425)	—
JPMorgan Chase(3)	774,808	(670,205)	104,603	—	104,603
JPMorgan Chase(4-a)	2,753,081	(2,088,754)	664,327	(664,327)	—
JPMorgan Chase(4-b)	623,714	(579,798)	43,916	—	43,916
Morgan Stanley(3)	168,834	(163,317)	5,517	—	5,517
Morgan Stanley(4-a)	474,308	(4,661)	469,647	(320,000)	149,647
Morgan Stanley(4-b)	1,587,396	(271,619)	1,315,777	(122,000)	1,193,777
Royal Bank of Canada(4-a)	124,379	(321,880)	(197,501)	—	(197,501)
Societe Generale(4-b)	84,094	(380,828)	(296,734)	—	(296,734)
Standard Chartered PLC(4-a)	192,856	(19,305)	173,551	—	173,551
Standard Chartered PLC(4-b)	—	(174,013)	(174,013)	—	(174,013)
Toronto Dominion(3)	—	(13,941)	(13,941)	—	(13,941)
UBS AG(3)	127,737	(396,458)	(268,721)	—	(268,721)
UBS AG(4-a)	319,010	(2,456,216)	(2,137,206)	—	(2,137,206)
UBS AG(4-b)	7,367	(520,785)	(513,418)	—	(513,418)

	$26,570,228	$(26,120,767)	$449,461	$(1,758,485)	$(1,309,024)

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

(3)	PGIM Fixed Income (Core Plus)

(4-a)	PIMCO (International Hedge)

(4-b)	PIMCO (Real Return)

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ADVANCED STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $519,055,843:
Unaffiliated investments (cost $7,617,293,926)	$8,937,709,445
Affiliated investments (cost $1,308,711,101)	1,386,320,162
Cash	429,477
Foreign currency, at value (cost $16,917,159)	16,934,447
Deposit with broker for futures	2,080,516
Receivable for investments sold	489,674,032
Dividends and interest receivable	28,454,404
Unrealized appreciation on OTC swap agreements	19,772,828
Deposit with broker for centrally cleared swaps	9,110,413
Tax reclaim receivable	7,336,470
Unrealized appreciation on OTC forward foreign currency contracts	3,319,975
Premiums paid for OTC swap agreements	2,217,993
Due from broker—variation margin futures	874,589
Cash segregated for counterparty—OTC	532,000
Due from broker—variation margin swaps and cleared forward rate agreements	405,899
Receivable from affiliate	147,290
Receivable for fund share sold	6,902
Prepaid expenses	61,344

Total Assets	10,905,388,186

LIABILITIES:
Payable for investments purchased	1,002,125,044
Payable to broker for collateral for securities on loan	531,449,272
Reverse repurchase agreements	31,497,620
Forward commitment contracts, at value (proceeds receivable $22,728,750)	22,800,000
Unrealized depreciation on OTC forward foreign currency contracts	17,901,641
Cash segregated from counterparty—OTC	11,377,000
Premiums received for OTC swap agreements	4,573,094
Unrealized depreciation on OTC swap agreements	2,748,677
Management fees payable	2,747,574
Payable for fund share repurchased	1,551,500
Accrued expenses and other liabilities	1,215,577
Options written outstanding, at value (premiums received $2,335,773)	1,098,121
Due to broker—variation margin futures	811,578
Due to broker—variation margin swaps and cleared forward rate agreements	619,794
Distribution fee payable	370,393
Interest payable on securities sold short	34,155
Foreign capital gains tax liability accrued	12,709
Affiliated transfer agent fee payable	365

Total Liabilities	1,632,934,114

NET ASSETS	$9,272,454,072

Net assets were comprised of:
Paid-in capital	$5,117,050,305
Retained earnings	4,155,403,767

Net assets, December 31, 2017	$9,272,454,072

Net asset value and redemption price per share, $9,272,454,072 / 491,875,797 outstanding shares of beneficial interest	$18.85

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $5,704,612, of which $496,321 is reimbursable by an affiliate)	$115,159,263
Interest income	89,601,577
Affiliated dividend income	7,138,564
Income from securities lending, net (including affiliated income of $1,147,895)	1,994,225

213,893,629

EXPENSES
Management fees	57,005,449
Distribution fee	21,717,905
Custodian and accounting fees	1,437,162
Interest expense	141,628
Trustees’ fees	96,453
Audit fee	96,261
Legal fees and expenses	42,515
Shareholders’ reports	26,014
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,750
Miscellaneous	234,600

Total expenses	80,805,737
Less: management fee waivers and/or expense reimbursement	(3,088,760)

Net expenses	77,716,977

NET INVESTMENT INCOME (LOSS)	136,176,652

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $22,747,210)	328,047,258
Futures transactions	89,459,443
Options written transactions	7,101,164
Forward rate agreement transactions	267,707
Swap agreements transactions	13,247,203
Forward and cross currency contracts transactions	(42,176,716)
Foreign currency transactions	14,659,228

410,605,287

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $14,716,961) (net of change in foreign capital gains taxes $78,539)	850,277,067
Futures	2,919,204
Options written	300,639
Forward rate agreements	6,601
Swap agreements	3,349,361
Forward and cross currency contracts	(16,172,528)
Foreign currencies	1,039,764

841,720,108

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	1,252,325,395

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,388,502,047

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$136,176,652	$139,122,588
Net realized gain (loss) on investment and foreign currency transactions	410,605,287	330,303,299
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	841,720,108	48,664,481

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,388,502,047	518,090,368

FUND SHARE TRANSACTIONS:
Fund share sold [2,149,632 and 74,205,741 shares, respectively]	36,395,041	1,102,799,096
Fund share repurchased [35,687,993 and 111,592,629 shares, respectively]	(627,802,042)	(1,622,766,913)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(591,407,001)	(519,967,817)

CAPITAL CONTRIBUTIONS	—	4,519,392

TOTAL INCREASE (DECREASE) IN NET ASSETS	797,095,046	2,641,943
NET ASSETS:
Beginning of year	8,475,359,026	8,472,717,083

End of year	$9,272,454,072	$8,475,359,026

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 89.6%
AFFILIATED MUTUAL FUNDS	Shares	Value
AST AB Global Bond Portfolio*	55,185,696	$599,316,655
AST AQR Emerging Markets Equity Portfolio*	1,555,686	19,943,897
AST AQR Large-Cap Portfolio*	46,626,022	854,188,719
AST BlackRock Low Duration Bond Portfolio*	3,143,776	33,764,159
AST BlackRock/Loomis Sayles Bond Portfolio*	13,114,625	178,883,488
AST ClearBridge Dividend Growth Portfolio*	26,124,305	460,571,497
AST Goldman Sachs Global Income Portfolio*	26,249,835	281,135,732
AST Goldman Sachs Large-Cap Value Portfolio*	7,827,404	243,275,718
AST Goldman Sachs Mid-Cap Growth Portfolio*	4,158,457	39,214,250
AST Goldman Sachs Small-Cap Value Portfolio*	3,889,514	92,375,962
AST Goldman Sachs Strategic Income Portfolio*	10,680,162	102,743,155
AST Government Money Market Portfolio	50,993,163	50,993,163
AST High Yield Portfolio*	7,845,627	79,005,460
AST Hotchkis & Wiley Large-Cap Value Portfolio*	10,827,572	322,228,540
AST International Growth Portfolio*	28,823,773	516,810,254
AST International Value Portfolio*	22,653,650	482,975,817
AST Jennison Large-Cap Growth Portfolio*	8,317,994	258,273,711
AST Loomis Sayles Large-Cap Growth Portfolio*	8,819,093	439,808,185
AST Lord Abbett Core Fixed Income Portfolio*	19,642,960	248,287,014
AST MFS Growth Portfolio*	10,470,584	248,257,558
AST MFS Large-Cap Value Portfolio*	20,359,465	409,225,240
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	681,946	23,806,725
AST Parametric Emerging Markets Equity Portfolio*	984,244	9,950,708
AST Prudential Core Bond Portfolio*	70,562,952	867,924,306
AST QMA International Core Equity Portfolio*	19,546,822	249,612,919
AST QMA Large-Cap Portfolio*	46,109,136	857,629,935
AST Small-Cap Growth Opportunities Portfolio*	5,111,371	101,307,366
AST Small-Cap Growth Portfolio*	2,260,388	100,609,856
AST Small-Cap Value Portfolio*	3,599,591	103,092,273
AST T. Rowe Price Large-Cap Growth Portfolio*	9,234,631	319,979,957
AST T. Rowe Price Large-Cap Value Portfolio*	21,069,758	318,996,131
AST Templeton Global Bond Portfolio*	23,137	254,512
AST WEDGE Capital Mid-Cap Value Portfolio*	934,210	24,083,942
AST Wellington Management Global Bond Portfolio*	66,192,493	704,950,047
AST Western Asset Core Plus Bond Portfolio*	45,553,485	583,540,140
AST Western Asset Emerging Markets Debt Portfolio*	2,314,641	26,386,913

	Shares	Value
TOTAL LONG-TERM INVESTMENTS (cost $8,093,546,323)(w)		$10,253,403,904

SHORT-TERM INVESTMENTS — 10.0%
AFFILIATED MUTUAL FUND — 9.8%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $1,117,747,980)(w)	1,117,747,980	1,117,747,980

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.2%
U.S. Treasury Bills (cost $30,217,975)
1.250%	03/15/18	30,300	30,221,523

TOTAL SHORT-TERM INVESTMENTS (cost $1,147,965,955)			1,147,969,503

TOTAL INVESTMENTS — 99.6% (cost $9,241,512,278)			11,401,373,407
Other assets in excess of liabilities(z) — 0.4%			43,252,563

NET ASSETS — 100.0%			$11,444,625,970

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
100	CAC40 10 Euro	Jan. 2018	$6,494,169	$6,371,784	$(122,385)
920	2 Year U.S. Treasury Notes	Mar. 2018	197,382,150	196,980,627	(401,523)
1,279	10 Year U.S. Treasury Notes	Mar. 2018	159,514,883	158,655,953	(858,930)
20	DAX Index	Mar. 2018	7,912,978	7,745,009	(167,969)
852	Euro STOXX 50 Index	Mar. 2018	36,671,861	35,707,861	(964,000)
126	FTSE 100 Index	Mar. 2018	12,547,944	12,993,654	445,710
312	Mini MSCI EAFE Index	Mar. 2018	31,476,966	31,909,800	432,834
745	Russell 2000 Mini Index	Mar. 2018	56,821,438	57,234,625	413,187
2,309	S&P 500 E-Mini Index	Mar. 2018	307,594,096	308,944,200	1,350,104
336	S&P 500 Index	Mar. 2018	222,913,980	224,784,000	1,870,020
530	TOPIX Index	Mar. 2018	84,259,087	85,467,939	1,208,852

					$3,205,900

A security with a market value of $30,221,523 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$11,371,151,884	$—	$—
U.S. Treasury Obligation	—	30,221,523	—
Other Financial Instruments*
Futures Contracts	3,205,900	—	—

Total	$11,374,357,784	$30,221,523	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Core Bond	31.4%
Large/Mid-Cap Growth	26.4
Large/Mid-Cap Value	11.7
Ultra Short Bond	9.8
International Value	6.4
International Growth	4.5
Large/Mid-Cap Blend	4.0

Small-Cap Growth	1.8%
Small-Cap Value	1.7
High Yield	0.7
Emerging Markets	0.5
Money Market	0.4
U.S. Treasury Obligations	0.3

99.6
Other assets in excess of liabilities	0.4

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$5,720,707	*	Due from/to broker — variation margin futures	$1,254,354	*
Interest rate contracts	—	—		Due from/to broker — variation margin futures	1,260,453	*

Total		$5,720,707			$2,514,807

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$116,692,969
Interest rate contracts	1,001,360

Total	$117,694,329

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$4,813,053
Interest rate contracts	(964,858)

Total	$3,848,195

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)
$1,064,219,956

(1)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value:
Affiliated investments (cost $9,211,294,303)	$11,371,151,884
Unaffiliated investments (cost $30,217,975)	30,221,523
Foreign currency, at value (cost $30,981,396)	31,231,418
Receivable for investments sold	17,400,000
Receivable for fund share sold	188,873
Prepaid expenses	8,389

Total Assets	11,450,202,087

LIABILITIES:
Due to broker-variation margin futures	2,340,184
Payable for fund share repurchased	1,642,570
Deposit due to broker-futures	759,301
Management fees payable	677,211
Accrued expenses and other liabilities	156,465
Affiliated transfer agent fee payable	365
Deferred trustees’ fees	21

Total Liabilities	5,576,117

NET ASSETS	$11,444,625,970

Net assets were comprised of:
Paid-in capital	$6,140,401,953
Retained earnings	5,304,224,017

Net assets, December 31, 2017	$11,444,625,970

Net asset value and redemption price per share, $11,444,625,970 / 634,449,534 outstanding shares of beneficial interest	$18.04

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Affiliated dividend income	$12,419,481

EXPENSES
Management fees	16,599,987
Custodian and accounting fees	513,700
Trustees’ fees	117,709
Legal fees and expenses	42,558
Audit fee	25,343
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,520
Shareholders’ reports	5,251
Miscellaneous	51,299

Total expenses	17,363,367
Less: management fee waivers and/or expense reimbursement	(197,180)

Net expenses	17,166,187

NET INVESTMENT INCOME (LOSS)	(4,746,706)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $591,141,934)	591,142,983
Futures transactions	117,694,329
Foreign currency transactions	2,488,114

711,325,426

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $822,317,877)	822,319,641
Futures	3,848,195
Foreign currencies	1,222,047

827,389,883

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	1,538,715,309

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,533,968,603

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$(4,746,706)	$(10,625,942)
Net realized gain (loss) on investment and foreign currency transactions	711,325,426	482,997,711
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	827,389,883	138,792,583

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,533,968,603	611,164,352

FUND SHARE TRANSACTIONS:
Fund share sold [3,899,300 and 51,778,138 shares, respectively]	64,361,562	754,511,091
Fund share repurchased [44,177,138 and 87,973,705 shares, respectively]	(747,386,362)	(1,269,428,256)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(683,024,800)	(514,917,165)

TOTAL INCREASE (DECREASE) IN NET ASSETS	850,943,803	96,247,187
NET ASSETS:
Beginning of year	10,593,682,167	10,497,434,980

End of year	$11,444,625,970	$10,593,682,167

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 74.3%		Value
COMMON STOCKS — 31.6%	Shares
Aerospace & Defense — 0.3%
Boeing Co. (The)	6,342	$1,870,319
Bombardier, Inc. (Canada) (Class B Stock)*	5,003	12,060
Curtiss-Wright Corp.	2,623	319,613
Dassault Aviation SA (France)	982	1,526,878
General Dynamics Corp.	193	39,266
Lockheed Martin Corp.	4,131	1,326,258
Meggitt PLC (United Kingdom)	113,825	739,105
QinetiQ Group PLC (United Kingdom)	23,170	72,152
Raytheon Co.	9,005	1,691,589
Rockwell Collins, Inc.	1,418	192,309
Thales SA (France)	6,294	677,357

		8,466,906

Air Freight & Logistics — 0.1%
bpost SA (Belgium)	6,407	194,993
Deutsche Post AG (Germany)	31,694	1,506,525
Expeditors International of Washington, Inc.	819	52,981
FedEx Corp.	2,396	597,897
PostNL NV (Netherlands)	12,313	60,105
Royal Mail PLC (United Kingdom)	5,391	32,937
United Parcel Service, Inc. (Class B Stock)	7,275	866,816
XPO Logistics, Inc.*(a)	416	38,101

		3,350,355

Airlines — 0.1%
Air China Ltd. (China) (Class H Stock)	44,000	53,285
Alaska Air Group, Inc.	1,881	138,272
Deutsche Lufthansa AG (Germany)	30,758	1,129,545
International Consolidated Airlines Group SA (United Kingdom)	2,736	23,710
Japan Airlines Co. Ltd. (Japan)	1,300	50,791
Qantas Airways Ltd. (Australia)	350,414	1,373,991

		2,769,594

Auto Components — 0.3%
Aisin Seiki Co. Ltd. (Japan)	3,800	212,886
Aptiv PLC	5,077	430,682
BorgWarner, Inc.	30,604	1,563,558
Bridgestone Corp. (Japan)(a)	26,600	1,231,108
Cie Generale des Etablissements Michelin (France)	6,540	935,579
Cie Plastic Omnium SA (France)	236	10,711
Continental AG (Germany)	1,265	340,132
Delphi Technologies PLC*	2,620	137,471
Denso Corp. (Japan)	4,600	275,580
Faurecia (France)	14,333	1,117,041
GKN PLC (United Kingdom)	27,809	119,587
Hella GmbH & Co. KGaA (Germany)	428	26,418
Hyundai Mobis Co. Ltd. (South Korea)	158	38,823
Koito Manufacturing Co. Ltd. (Japan)	3,500	245,047
Lear Corp.	829	146,451
Magna International, Inc. (Canada)	826	46,813
Motherson Sumi Systems Ltd. (India)	19,221	114,063
Nexteer Automotive Group Ltd. (China)*	7,000	16,635
NGK Spark Plug Co. Ltd. (Japan)	5,600	135,729
NOK Corp. (Japan)	4,200	97,736
Sumitomo Electric Industries Ltd. (Japan)	16,400	276,460
Tenneco, Inc.	4,245	248,502

COMMON STOCKS (continued)	Shares	Value
Auto Components (continued)
Tokai Rika Co. Ltd. (Japan)	500	$10,492
Toyoda Gosei Co. Ltd. (Japan)	500	12,686
Toyota Boshoku Corp. (Japan)	1,500	31,310
Toyota Industries Corp. (Japan)	3,400	217,936
Valeo SA (France)	229	17,058
Xinyi Glass Holdings Ltd. (Hong Kong)*	34,000	44,195

		8,100,689

Automobiles — 0.2%
Astra International Tbk PT (Indonesia)	66,500	40,620
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	44,000	53,109
Ferrari NV (Italy)	2,781	291,393
General Motors Co.	743	30,456
Hero MotoCorp Ltd. (India)	1,271	75,283
Honda Motor Co. Ltd. (Japan)	11,700	399,292
Kia Motors Corp. (South Korea)	5,683	177,652
Maruti Suzuki India Ltd. (India)	478	72,785
Nissan Motor Co. Ltd. (Japan)	113,100	1,126,034
Peugeot SA (France)	55,256	1,122,315
Renault SA (France)	2,792	280,255
Suzuki Motor Corp. (Japan)	800	46,307
Tata Motors Ltd. (India)*	42,620	287,577
Tata Motors Ltd. (India) (Class A Stock), DVR*	8,043	30,664
Toyota Motor Corp. (Japan)	6,200	395,126

		4,428,868

Banks — 2.7%
ABN AMRO Group NV (Netherlands), CVA, 144A	743	23,955
Agricultural Bank of China Ltd. (China) (Class H Stock)	110,000	51,121
Akbank Turk A/S (Turkey)	38,025	98,682
Aozora Bank Ltd. (Japan)	1,200	46,563
Axis Bank Ltd. (India)	9,137	80,612
Banco Bilbao Vizcaya Argentaria SA (Spain)	66,969	569,115
Banco Bradesco SA (Brazil)	4,510	43,589
Banco Comercial Portugues SA (Portugal) (Class R Stock)*	46,828	15,242
Banco do Brasil SA (Brazil)	9,000	86,334
Banco Santander Brasil SA (Brazil), UTS	1,200	11,533
Banco Santander SA (Spain)	176,823	1,159,290
Bank Central Asia Tbk PT (Indonesia)	199,700	322,205
Bank Hapoalim BM (Israel)	10,376	76,199
Bank Leumi Le-Israel BM (Israel)	13,915	83,757
Bank Mandiri Persero Tbk PT (Indonesia)	284,200	167,353
Bank Negara Indonesia Persero Tbk PT (Indonesia)	157,600	114,974
Bank of America Corp.	198,356	5,855,469
Bank of China Ltd. (China) (Class H Stock)	1,527,000	747,827
Bank of Communications Co. Ltd. (China) (Class H Stock)	173,000	128,046
Bank of East Asia Ltd. (The) (Hong Kong)	11,800	51,032
Bank of Kyoto Ltd. (The) (Japan)	600	31,160
Bank of Nova Scotia (The) (Canada)	37,692	2,432,438
Bank Pekao SA (Poland)	11,144	413,843
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	163,000	43,743

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Bank Zachodni WBK SA (Poland)	431	$48,980
Barclays Africa Group Ltd. (South Africa)	5,183	75,928
Barclays PLC (United Kingdom)	147,195	402,926
BNP Paribas SA (France)	10,720	797,444
BOC Hong Kong Holdings Ltd. (China)	54,000	272,904
CaixaBank SA (Spain)	12,683	58,961
Chiba Bank Ltd. (The) (Japan)	6,000	49,757
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	154,000	96,404
China Construction Bank Corp. (China) (Class H Stock)	1,139,000	1,048,510
China Everbright Bank Co. Ltd. (China) (Class H Stock)	81,000	37,756
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	116,000	115,928
Citigroup, Inc.	58,563	4,357,673
Citizens Financial Group, Inc.	41,815	1,755,394
Comerica, Inc.	1,257	109,120
Commerzbank AG (Germany)*	7,014	104,630
Concordia Financial Group Ltd. (Japan)	12,100	72,775
CTBC Financial Holding Co. Ltd. (Taiwan)	589,680	405,351
Danske Bank A/S (Denmark)	23,175	902,017
DBS Group Holdings Ltd. (Singapore)	17,600	325,535
DNB ASA (Norway)	17,493	323,820
Erste Group Bank AG (Austria)*	336	14,561
First Financial Holding Co. Ltd. (Taiwan)	77,861	51,077
First Horizon National Corp.	23,710	473,963
First Republic Bank	12,192	1,056,315
Fukuoka Financial Group, Inc. (Japan)	7,000	39,170
Grupo Financiero Santander Mexico SAB de CV (Mexico) (Class B Stock)	19,700	28,805
Hachijuni Bank Ltd. (The) (Japan)	4,100	23,429
Hana Financial Group, Inc. (South Korea)	2,505	116,436
HSBC Holdings PLC (United Kingdom)	293,406	3,030,312
ICICI Bank Ltd. (India)	29,653	145,331
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	816,000	654,134
Industrial Bank of Korea (South Korea)	6,588	101,056
ING Groep NV (Netherlands)	246,420	4,523,453
Japan Post Bank Co. Ltd. (Japan)	4,000	51,951
JPMorgan Chase & Co.	54,413	5,818,926
KB Financial Group, Inc. (South Korea)	271	16,039
KBC Group NV (Belgium)	9,761	831,766
Krung Thai Bank PCL (Thailand), NVDR	40,900	24,042
Kyushu Financial Group, Inc. (Japan)	3,400	20,493
Lloyds Banking Group PLC (United Kingdom)	30,417	27,892
Mebuki Financial Group, Inc. (Japan)	9,800	41,401
Mediobanca SpA (Italy)	24,426	276,764
Metropolitan Bank & Trust Co. (Philippines)	15,330	31,102
Mitsubishi UFJ Financial Group, Inc. (Japan)	119,500	869,717
Mizrahi Tefahot Bank Ltd. (Israel)	1,336	24,609
Mizuho Financial Group, Inc. (Japan)	445,300	805,142
National Australia Bank Ltd. (Australia)	70,535	1,619,849
National Bank of Canada (Canada)	17,349	865,656
Nedbank Group Ltd. (South Africa)	2,013	41,523
Nordea Bank AB (Sweden)	29,911	362,161
OTP Bank PLC (Hungary)	6,643	274,363

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Oversea-Chinese Banking Corp. Ltd. (Singapore)	31,400	$290,081
Resona Holdings, Inc. (Japan)	236,100	1,406,866
Royal Bank of Canada (Canada)	44,167	3,606,796
Royal Bank of Scotland Group PLC (United Kingdom)*	34,899	130,864
Seven Bank Ltd. (Japan)	5,900	20,150
Shinhan Financial Group Co. Ltd. (South Korea)	5,164	238,356
Shinsei Bank Ltd. (Japan)	1,600	27,572
Shizuoka Bank Ltd. (The) (Japan)	5,000	51,469
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	38,684	454,243
Standard Bank Group Ltd. (South Africa)	20,807	327,615
Standard Chartered PLC (United Kingdom)*	23,827	250,221
Sumitomo Mitsui Financial Group, Inc. (Japan)	65,100	2,806,103
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	24,100	953,541
SunTrust Banks, Inc.	22,883	1,478,013
Suruga Bank Ltd. (Japan)	1,800	38,488
Svenska Handelsbanken AB (Sweden) (Class A Stock)	18,152	248,066
Swedbank AB (Sweden) (Class A Stock)	8,949	215,893
Thanachart Capital PCL (Thailand), NVDR	8,400	14,487
TMB Bank PCL (Thailand), NVDR	522,200	48,353
Toronto-Dominion Bank (The) (Canada)	31,630	1,853,261
Turkiye Garanti Bankasi A/S (Turkey)	105,496	298,115
Turkiye Halk Bankasi A/S (Turkey)	35,367	100,506
Turkiye Is Bankasi (Turkey) (Class C Stock)	207,210	380,477
Turkiye Vakiflar Bankasi TAO (Turkey) (Class D Stock)	28,982	51,694
U.S. Bancorp	11,503	616,331
UniCredit SpA (Italy)*	60,280	1,124,475
United Overseas Bank Ltd. (Singapore)	13,200	260,212
Wells Fargo & Co.	52,918	3,210,535
Western Alliance Bancorp*	3,769	213,401
Yamaguchi Financial Group, Inc. (Japan)	2,000	23,703
Yapi ve Kredi Bankasi A/S (Turkey)*	52,999	60,603
Yes Bank Ltd. (India)	29,035	143,049

		67,220,872

Beverages — 0.4%
Ambev SA (Brazil)	12,200	78,266
Anheuser-Busch InBev SA/NV (Belgium)	24,786	2,767,136
Asahi Group Holdings Ltd. (Japan)	1,200	59,544
Carlsberg A/S (Denmark) (Class B Stock)	7,339	880,226
Coca-Cola Amatil Ltd. (Australia)	6,116	40,518
Coca-Cola European Partners PLC (United Kingdom)	15,203	605,840
Coca-Cola Femsa SAB de CV (Mexico) (Class L Stock)	4,600	32,088
Diageo PLC (United Kingdom)	86,801	3,181,628
Dr. Pepper Snapple Group, Inc.	5,798	562,754
Fevertree Drinks PLC (United Kingdom)	4,615	141,790
Fomento Economico Mexicano SAB de CV (Mexico), UTS	12,700	119,446
Kirin Holdings Co. Ltd. (Japan)	14,900	375,501
Molson Coors Brewing Co. (Class B Stock)	12,290	1,008,640

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Beverages (continued)
Pernod Ricard SA (France)	895	$141,548
Royal Unibrew A/S (Denmark)	282	16,890
Treasury Wine Estates Ltd. (Australia)	23,660	293,596
United Spirits Ltd. (India)*	4,260	244,497

		10,549,908

Biotechnology — 0.5%
3SBio, Inc. (China), 144A*	8,500	16,662
AbbVie, Inc.	31,095	3,007,198
Alexion Pharmaceuticals, Inc.*	1,149	137,409
Amgen, Inc.	10,588	1,841,254
Biogen, Inc.*	1,692	539,021
Celgene Corp.*	15,420	1,609,231
Celltrion, Inc. (South Korea)*	751	154,911
CSL Ltd. (Australia)	10,907	1,198,611
Genmab A/S (Denmark)*	1,086	179,852
Gilead Sciences, Inc.	31,289	2,241,544
Grifols SA (Spain)	2,765	80,846
Medy-Tox, Inc. (South Korea)	38	17,200
Regeneron Pharmaceuticals, Inc.*	711	267,308
Shire PLC	16,860	873,702
SillaJen, Inc. (South Korea)*	489	42,650
Vertex Pharmaceuticals, Inc.*	1,235	185,077

		12,392,476

Building Products — 0.1%
Allegion PLC	2,349	186,886
Assa Abloy AB (Sweden) (Class B Stock)	9,881	204,848
Cie de Saint-Gobain (France)	14,392	792,079
dormakaba Holding AG (Switzerland)*	12	11,174
Fortune Brands Home & Security, Inc.	6,026	412,419

		1,607,406

Capital Markets — 0.9%
Amundi SA (France), 144A	24,307	2,058,672
Ashmore Group PLC (United Kingdom)	12,700	69,204
Azimut Holding SpA (Italy)	724	13,851
B3 SA — Brasil Bolsa Balcao (Brazil)	11,804	81,063
Bank of New York Mellon Corp. (The)	16,958	913,358
Charles Schwab Corp. (The)	15,022	771,680
China Cinda Asset Management Co. Ltd. (China) (Class H Stock)	254,000	92,744
China Everbright Ltd. (China)	14,000	31,235
China Galaxy Securities Co. Ltd. (China) (Class H Stock)	95,500	70,160
CITIC Securities Co. Ltd. (China) (Class H Stock)	27,000	55,535
Close Brothers Group PLC (United Kingdom)	3,713	72,545
CME Group, Inc.	7,216	1,053,897
Credit Suisse Group AG (Switzerland)*	23,941	427,005
Daiwa Securities Group, Inc. (Japan)	25,000	156,413
Deutsche Bank AG (Germany)	12,625	238,788
Franklin Resources, Inc.	60,248	2,610,546
GF Securities Co. Ltd. (China) (Class H Stock)	10,600	21,273
Goldman Sachs Group, Inc. (The)	5,997	1,527,796
Haitong Securities Co. Ltd. (China) (Class H Stock)	25,200	36,479

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	20,500	$627,059
Huatai Securities Co. Ltd. (China) (Class H Stock), 144A	16,800	33,368
Intercontinental Exchange, Inc.	30,868	2,178,046
Invesco Ltd.	19,792	723,199
Investec Ltd. (South Africa)	11,346	82,414
Japan Exchange Group, Inc. (Japan)	5,100	88,486
Julius Baer Group Ltd. (Switzerland)*	2,166	132,455
Jupiter Fund Management PLC (United Kingdom)	12,893	109,094
Kingston Financial Group Ltd. (Hong Kong)	38,000	36,409
Macquarie Group Ltd. (Australia)	7,326	566,629
Man Group PLC (United Kingdom)	24,118	67,112
Mirae Asset Daewoo Co. Ltd. (South Korea)	1,837	15,719
Morgan Stanley	16,712	876,879
MSCI, Inc.	4,511	570,822
NH Investment & Securities Co. Ltd. (South Korea)	5,622	72,770
Nomura Holdings, Inc. (Japan)	36,000	211,023
Partners Group Holding AG (Switzerland)	170	116,483
Platinum Asset Management Ltd. (Australia)	4,766	28,605
Raymond James Financial, Inc.	860	76,798
S&P Global, Inc.	17,153	2,905,718
SBI Holdings, Inc. (Japan)	1,900	39,587
SEI Investments Co.	6,900	495,834
Singapore Exchange Ltd. (Singapore)	7,700	42,757
Thomson Reuters Corp. (Canada)	20,631	899,262
TP ICAP PLC (United Kingdom)	1,876	13,448
UBS Group AG (Switzerland)*	35,796	657,671
Yuanta Financial Holding Co. Ltd. (Taiwan)	403,000	186,356

		22,156,247

Chemicals — 0.7%
Advanced Emissions Solutions, Inc.(a)	2,840	27,434
Agrium, Inc. (Canada)	258	29,675
Air Products & Chemicals, Inc.	15,323	2,514,198
Arkema SA (France)	1,951	237,543
Axalta Coating Systems Ltd.*	1,274	41,227
BASF SE (Germany)	11,166	1,224,141
Chr Hansen Holding A/S (Denmark)	960	90,002
Clariant AG (Switzerland)*	2,274	63,541
Covestro AG (Germany), 144A	196	20,181
Croda International PLC (United Kingdom)	5,985	356,781
Daicel Corp. (Japan)	9,000	102,135
DowDuPont, Inc.	12,562	894,666
Eastman Chemical Co.	10,615	983,374
EMS-Chemie Holding AG (Switzerland)	18	12,009
Givaudan SA (Switzerland)	92	212,513
Hanwha Chemical Corp. (South Korea)	1,660	48,973
Hyosung Corp. (South Korea)	328	42,694
International Flavors & Fragrances, Inc.	3,223	491,862
Johnson Matthey PLC (United Kingdom)	5,433	225,135
JSR Corp. (Japan)	2,000	39,289
Koninklijke DSM NV (Netherlands)	19,745	1,886,114
Kuraray Co. Ltd. (Japan)	2,100	39,539
Lenzing AG (Austria)	229	29,058
LyondellBasell Industries NV (Class A Stock)	1,426	157,317

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
Methanex Corp. (Canada)	9,875	$598,313
Mexichem SAB de CV (Mexico)	15,887	39,325
Mitsubishi Chemical Holdings Corp. (Japan)	127,900	1,399,473
NewMarket Corp.	554	220,154
Nippon Kayaku Co. Ltd. (Japan)	7,000	103,797
Nissan Chemical Industries Ltd. (Japan)	8,100	322,661
Nitto Denko Corp. (Japan)	2,400	212,277
Platform Specialty Products Corp.*	77,960	773,363
PPG Industries, Inc.	5,612	655,594
Praxair, Inc.	3,896	602,633
PTT Global Chemical PCL (Thailand), NVDR	121,900	317,715
Shin-Etsu Chemical Co. Ltd. (Japan)	7,900	800,452
Solvay SA (Belgium)	1,067	148,352
Sumitomo Chemical Co. Ltd. (Japan)	77,000	550,985
Umicore SA (Belgium)	6,890	326,234
UPL Ltd. (India)	5,144	61,424
Wacker Chemie AG (Germany)	789	152,874
WR Grace & Co.	10,274	720,515
Yara International ASA (Norway)	1,707	78,376
Zeon Corp. (Japan)	4,000	57,726

		17,911,644

Commercial Services & Supplies — 0.2%
Brambles Ltd. (Australia)	179,482	1,406,613
China Everbright International Ltd. (China)	29,000	41,373
Dai Nippon Printing Co. Ltd. (Japan)	10,000	222,633
G4S PLC (United Kingdom)	15,117	54,407
ISS A/S (Denmark)	1,650	63,880
IWG PLC (Switzerland)	72,124	250,476
KAR Auction Services, Inc.	1,340	67,683
Loomis AB (Sweden) (Class B Stock)	847	35,562
LSC Communications, Inc.	2,187	33,133
Rentokil Initial PLC (United Kingdom)	21,231	90,957
Republic Services, Inc.	2,442	165,104
Secom Co. Ltd. (Japan)	10,900	822,328
Securitas AB (Sweden) (Class B Stock)	3,093	53,949
Toppan Printing Co. Ltd. (Japan)	20,000	180,662
Waste Connections, Inc. (Canada)	2,023	143,512
Waste Management, Inc.	3,252	280,648

		3,912,920

Communications Equipment — 0.1%
BYD Electronic International Co. Ltd. (China)	7,500	16,268
Cisco Systems, Inc.	58,124	2,226,149
InterDigital, Inc.	1,247	94,959
Palo Alto Networks, Inc.*	1,979	286,836
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	30,318	200,091
VTech Holdings Ltd. (Hong Kong)	2,500	32,698

		2,857,001

Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	6,387	249,499
Bouygues SA (France)	5,310	275,523
CH Karnchang PCL (Thailand), NVDR	39,100	31,752

COMMON STOCKS (continued)	Shares	Value
Construction & Engineering (continued)
China Communications Construction Co. Ltd. (China) (Class H Stock)	93,000	$105,508
China Railway Construction Corp. Ltd. (China) (Class H Stock)	24,500	28,366
China Railway Group Ltd. (China) (Class H Stock)	80,000	59,072
CIMIC Group Ltd. (Australia)	11,226	448,989
Eiffage SA (France)	8,257	903,656
HOCHTIEF AG (Germany)	10,005	1,766,953
Hyundai Development Co-Engineering & Construction (South Korea)	1,824	65,625
Hyundai Engineering & Construction Co. Ltd. (South Korea)	1,501	50,892
Kinden Corp. (Japan)	1,700	27,679
NCC AB (Sweden) (Class B Stock)	6,509	124,833
Nishimatsu Construction Co. Ltd. (Japan)	1,400	39,168
Penta-Ocean Construction Co. Ltd. (Japan)	5,400	40,232
Skanska AB (Sweden) (Class B Stock)	3,349	69,394
Vinci SA (France)	271	27,667

		4,314,808

Construction Materials — 0.0%
ACC Ltd. (India)	1,102	30,313
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	19,500	91,528
CSR Ltd. (Australia)	9,693	35,836
James Hardie Industries PLC (Ireland)	5,453	95,770
LafargeHolcim Ltd. (Switzerland)*	4,504	253,674
Semen Indonesia Persero Tbk PT (Indonesia)	34,600	25,231
UltraTech Cement Ltd. (India)	1,141	77,140

		609,492

Consumer Finance — 0.1%
Acom Co. Ltd. (Japan)*	3,800	15,966
AEON Financial Service Co. Ltd. (Japan)	1,100	25,565
Ally Financial, Inc.	4,600	134,135
American Express Co.	8,852	879,092
Capital One Financial Corp.	3,616	360,081
Credit Saison Co. Ltd. (Japan)	1,500	27,239
Synchrony Financial	3,450	133,205

		1,575,283

Containers & Packaging — 0.1%
Ball Corp.	3,508	132,778
CCL Industries, Inc. (Canada) (Class B Stock)	281	12,984
Crown Holdings, Inc.*	5,474	307,913
DS Smith PLC (United Kingdom)	22,818	159,052
FP Corp. (Japan)	500	26,824
Rengo Co. Ltd. (Japan)	10,000	72,924
Smurfit Kappa Group PLC (Ireland), (AQXE)	392	13,268
Smurfit Kappa Group PLC (Ireland), (SGMX)	4,600	156,023
Toyo Seikan Group Holdings Ltd. (Japan)	1,500	24,078
WestRock Co.	9,361	591,709

		1,497,553

Distributors — 0.1%
Genuine Parts Co.	3,493	331,870

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Distributors (continued)
Imperial Holdings Ltd. (South Africa)	2,273	$48,032
Inchcape PLC (United Kingdom)	31,323	329,970
Jardine Cycle & Carriage Ltd. (Singapore)	1,000	30,354
LKQ Corp.*	26,006	1,057,664

		1,797,890

Diversified Consumer Services — 0.0%
Estacio Participacoes SA (Brazil)	1,900	18,799
H&R Block, Inc.(a)	17,533	459,716

		478,515

Diversified Financial Services — 0.4%
Ayala Corp. (Philippines)	2,120	43,096
Banca Mediolanum SpA (Italy)	2,270	19,628
Berkshire Hathaway, Inc. (Class B Stock)*	13,529	2,681,718
Eurazeo SA (France)	34,518	3,188,894
FirstRand Ltd. (South Africa)	34,739	188,063
Fubon Financial Holding Co. Ltd. (Taiwan)	324,000	550,789
Haci Omer Sabanci Holding A/S (Turkey)	14,363	42,079
Industrivarden AB (Sweden) (Class C Stock)	1,646	40,603
Investor AB (Sweden) (Class B Stock)	4,498	205,143
Kinnevik AB (Sweden) (Class B Stock)	2,316	78,260
L E Lundbergforetagen AB (Sweden) (Class B Stock)	374	27,938
Leucadia National Corp.	7,553	200,079
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	4,300	25,522
Onex Corp. (Canada)	1,694	124,240
ORIX Corp. (Japan)	13,100	220,878
Pargesa Holding SA (Switzerland)	380	32,914
Power Finance Corp. Ltd. (India)	39,124	74,525
Remgro Ltd. (South Africa)	6,990	133,192
RMB Holdings Ltd. (South Africa)	11,625	74,199
Rural Electrification Corp. Ltd. (India)	16,559	40,394
Standard Life Aberdeen PLC (United Kingdom)	32,955	193,841
Wendel SA (France)	17,701	3,067,157

		11,253,152

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	17,497	680,283
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	20,162	30,468
BT Group PLC (United Kingdom)	18,509	67,841
China Telecom Corp. Ltd. (China) (Class H Stock)	176,000	83,479
Deutsche Telekom AG (Germany)	3,311	58,527
Frontier Communications Corp.(a)	4,524	30,582
HKT Trust & HKT Ltd. (Hong Kong)	101,000	128,819
Koninklijke KPN NV (Netherlands)	193,797	676,598
KT Corp. (South Korea)	38	1,074
LG Uplus Corp. (South Korea)	889	11,626
Nippon Telegraph & Telephone Corp. (Japan)	34,200	1,607,883
Orange SA (France)	12,020	208,316
Singapore Telecommunications Ltd. (Singapore)	80,300	214,090
Spark New Zealand Ltd. (New Zealand)	18,285	47,030

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (continued)
Swisscom AG (Switzerland)	253	$134,535
TDC A/S (Denmark)	7,935	48,742
Telefonica Deutschland Holding AG (Germany)	38,289	191,626
Telefonica SA (Spain)	86,518	842,488
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	1,570,200	513,916
Telenor ASA (Norway)	52,390	1,121,502
Telia Co. AB (Sweden)	25,595	114,087
Telstra Corp. Ltd. (Australia)	404,799	1,144,306
True Corp. PCL (Thailand), NVDR*	2,488,600	472,069
Verizon Communications, Inc.	24,626	1,303,454
Zayo Group Holdings, Inc.*	3,243	119,342

		9,852,683

Electric Utilities — 0.4%
American Electric Power Co., Inc.	5,311	390,730
CEZ A/S (Czech Republic)	2,964	69,092
Chubu Electric Power Co., Inc. (Japan)	29,600	367,150
Chugoku Electric Power Co., Inc. (The) (Japan)	2,700	28,985
CK Infrastructure Holdings Ltd. (Hong Kong)	6,500	55,778
CLP Holdings Ltd. (Hong Kong)	103,500	1,058,848
Duke Energy Corp.	6,283	528,463
Edison International	1,808	114,338
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Brazil)	763	3,761
Endesa SA (Spain)(a)	10,430	223,074
Entergy Corp.	612	49,811
Exelon Corp.	9,239	364,109
FirstEnergy Corp.	1,761	53,922
Hokuriku Electric Power Co. (Japan)	1,400	11,263
Iberdrola SA (Spain)	99,804	772,610
Kansai Electric Power Co., Inc. (The) (Japan)	7,000	85,610
Korea Electric Power Corp. (South Korea)	663	23,567
Kyushu Electric Power Co., Inc. (Japan)	4,300	45,041
Mercury NZ Ltd. (New Zealand)	6,793	16,208
NextEra Energy, Inc.	4,889	763,613
Orsted A/S (Denmark), 144A	1,845	100,569
PG&E Corp.	3,732	167,306
PGE Polska Grupa Energetyczna SA (Poland)*	10,267	35,485
Portland General Electric Co.	19,813	903,077
Power Assets Holdings Ltd. (Hong Kong)	13,500	113,790
PPL Corp.	25,803	798,603
Red Electrica Corp. SA (Spain)	2,962	66,489
Shikoku Electric Power Co., Inc. (Japan)	1,000	10,885
Southern Co. (The)	5,941	285,703
SSE PLC (United Kingdom)	9,091	161,618
Tauron Polska Energia SA (Poland)*	35,106	30,720
Terna Rete Elettrica Nazionale SpA (Italy)	4,885	28,397
Tohoku Electric Power Co., Inc. (Japan)	4,500	57,451
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	16,900	66,699
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	1,500	9,651
Westar Energy, Inc.	10,783	569,342

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
Xcel Energy, Inc.	17,912	$861,746

		9,293,504

Electrical Equipment — 0.1%
ABB Ltd. (Switzerland)	17,985	481,716
AMETEK, Inc.	11,425	827,970
Fujikura Ltd. (Japan)	3,200	28,146
Hubbell, Inc.	535	72,407
Legrand SA (France)	2,695	207,188
Mitsubishi Electric Corp. (Japan)	7,100	117,665
Nidec Corp. (Japan)	1,600	224,027
Rockwell Automation, Inc.	3,601	707,056

		2,666,175

Electronic Equipment, Instruments & Components — 0.4%
Alps Electric Co. Ltd. (Japan)	5,100	145,071
Amphenol Corp. (Class A Stock)	4,163	365,511
AU Optronics Corp. (Taiwan)	153,000	63,587
Avnet, Inc.	1,694	67,116
CDW Corp.	1,338	92,978
Celestica, Inc. (Canada)*	10,528	110,389
Cognex Corp.	8,083	494,356
Corning, Inc.	2,690	86,053
Dolby Laboratories, Inc. (Class A Stock)	1,601	99,262
Electrocomponents PLC (United Kingdom)	7,932	66,959
FIH Mobile Ltd. (China)	27,000	8,226
Hamamatsu Photonics KK (Japan)	9,200	308,573
Hexagon AB (Sweden) (Class B Stock)	2,560	128,420
Hitachi High-Technologies Corp. (Japan)	400	16,812
Hitachi Ltd. (Japan)	342,000	2,653,304
Hon Hai Precision Industry Co. Ltd. (Taiwan)	408,600	1,299,180
Innolux Corp. (Taiwan)	37,000	15,359
IPG Photonics Corp.*	2,961	634,039
Keyence Corp. (Japan)	1,600	893,810
Kingboard Chemical Holdings Ltd. (Hong Kong)	2,000	10,788
Kyocera Corp. (Japan)	9,200	600,640
Landis+Gyr Group AG (Switzerland)*	187	14,869
Murata Manufacturing Co. Ltd. (Japan)	2,700	361,498
Omron Corp. (Japan)	6,400	380,665
Simplo Technology Co. Ltd. (Taiwan)	2,400	13,388
Spectris PLC (United Kingdom)	2,625	87,875
SYNNEX Corp.	1,590	216,161
TDK Corp. (Japan)	2,500	198,677
TE Connectivity Ltd.	10,804	1,026,812
Venture Corp. Ltd. (Singapore)	36,400	555,722
WPG Holdings Ltd. (Taiwan)	23,000	30,371
Yaskawa Electric Corp. (Japan)	4,600	201,550

		11,248,021

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co.	12,350	390,754
Halliburton Co.	34,014	1,662,264
John Wood Group PLC (United Kingdom)	10,145	88,765
Schlumberger Ltd.	11,377	766,696

		2,908,479

Equity Real Estate Investment Trusts (REITs) — 0.7%
Alexandria Real Estate Equities, Inc.	7,833	1,022,912

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Ascendas Real Estate Investment Trust (Singapore)	83,100	$168,655
AvalonBay Communities, Inc.	1,450	258,695
Boston Properties, Inc.	1,440	187,243
CapitaLand Commercial Trust (Singapore)	23,900	34,426
CapitaLand Mall Trust (Singapore)	109,300	173,889
Crown Castle International Corp.	24,348	2,702,871
Daiwa House REIT Investment Corp. (Japan)	14	33,256
Digital Realty Trust, Inc.	3,006	342,383
Duke Realty Corp.	1,194	32,489
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (Turkey)*	14,839	10,988
Equinix, Inc.	4,244	1,923,466
Equity Residential	4,381	279,376
Essex Property Trust, Inc.	734	177,166
Extra Space Storage, Inc.	1,560	136,421
Federal Realty Investment Trust	92	12,219
Fibra Uno Administracion SA de CV (Mexico)	16,900	25,003
GGP, Inc.	12,795	299,275
Growthpoint Properties Ltd. (South Africa)	22,680	50,629
H&R Real Estate Investment Trust (Canada), UTS	10,770	183,013
HCP, Inc.	7,388	192,679
Host Hotels & Resorts, Inc.	2,388	47,402
Invitation Homes, Inc.	6,362	149,952
Japan Prime Realty Investment Corp. (Japan)	24	76,200
Japan Real Estate Investment Corp. (Japan)	12	56,994
Japan Retail Fund Investment Corp. (Japan)	26	47,658
Kimco Realty Corp.	1,811	32,870
Klepierre SA (France)	2,770	121,753
Link REIT (Hong Kong)	21,500	198,914
Macerich Co. (The)	2,719	178,584
Mid-America Apartment Communities, Inc.	881	88,593
National Retail Properties, Inc.	7,408	319,507
Nippon Building Fund, Inc. (Japan)	42	205,435
Nippon Prologis REIT, Inc. (Japan)	18	38,033
Nomura Real Estate Master Fund, Inc. (Japan)	37	45,933
Outfront Media, Inc.	11,525	267,380
Prologis, Inc.	21,737	1,402,254
Public Storage	2,601	543,609
Realty Income Corp.	1,721	98,131
Redefine Properties Ltd. (South Africa)	41,093	35,541
Regency Centers Corp.	2,199	152,127
SBA Communications Corp.*	717	117,129
Simon Property Group, Inc.	13,848	2,378,256
SL Green Realty Corp.	918	92,654
Stockland (Australia)	199,909	697,350
Suntec Real Estate Investment Trust (Singapore)	24,500	39,290
Unibail-Rodamco SE (France)	909	228,751
United Urban Investment Corp. (Japan)	30	43,135
Ventas, Inc.	14,185	851,241
Vornado Realty Trust	1,325	103,589

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Weingarten Realty Investors	17,765	$583,936
Welltower, Inc.	378	24,105
Westfield Corp. (Australia)	87,343	645,307

		18,158,667

Food & Staples Retailing — 0.7%
Aeon Co. Ltd. (Japan)	9,300	156,869
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	16,538	862,949
Axfood AB (Sweden)	655	12,619
Costco Wholesale Corp.	9,544	1,776,329
CVS Health Corp.	24,413	1,769,943
Distribuidora Internacional de Alimentacion SA (Spain)	10,897	56,203
Jeronimo Martins SGPS SA (Portugal)	16,251	315,599
Koninklijke Ahold Delhaize NV (Netherlands)	75,497	1,659,645
Kroger Co. (The)	22,300	612,135
Lawson, Inc. (Japan)	700	46,517
Magnit PJSC (Russia), GDR	2,377	65,011
METRO AG (Germany)*	677	13,485
Performance Food Group Co.*	9,919	328,319
Seven & i Holdings Co. Ltd. (Japan)	17,700	733,247
SPAR Group Ltd. (The) (South Africa)	2,467	40,552
Sundrug Co. Ltd. (Japan)	1,500	69,579
Sysco Corp.	15,163	920,849
Tesco PLC (United Kingdom)	57,694	163,223
Tsuruha Holdings, Inc. (Japan)	200	27,166
Walgreens Boots Alliance, Inc.	28,628	2,078,965
Wal-Mart Stores, Inc.	47,899	4,730,026
Wm Morrison Supermarkets PLC (United Kingdom)	228,833	679,740
Woolworths Group Ltd. (Australia)	15,308	325,239

		17,444,209

Food Products — 0.7%
Ajinomoto Co., Inc. (Japan)	7,700	144,870
Archer-Daniels-Midland Co.	28,176	1,129,294
Associated British Foods PLC (United Kingdom)	45,354	1,725,030
Barry Callebaut AG (Switzerland)*	7	14,591
BRF SA (Brazil)*	2,000	22,067
Bunge Ltd.	6,269	420,525
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	10	61,044
Gruma SAB de CV (Mexico) (Class B Stock)	4,480	56,813
Grupo Bimbo SAB de CV (Mexico) (Class A Stock)	14,200	31,466
Grupo Lala SAB de CV (Mexico)	10,500	14,760
Hershey Co. (The)	10,325	1,171,991
J.M. Smucker Co. (The)	205	25,469
JBS SA (Brazil)	157,041	464,433
Kellogg Co.(a)	19,198	1,305,080
Kikkoman Corp. (Japan)	16,500	667,254
Leroy Seafood Group ASA (Norway)	1,709	9,141
Maple Leaf Foods, Inc. (Canada)	495	14,106
McCormick & Co., Inc.(a)	3,442	350,774
MEIJI Holdings Co. Ltd. (Japan)	2,900	246,815
Mondelez International, Inc. (Class A Stock)	7,256	310,557

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Nestle SA (Switzerland)	44,155	$3,796,282
NH Foods Ltd. (Japan)	4,000	97,437
Nichirei Corp. (Japan)	1,300	35,935
Nisshin Seifun Group, Inc. (Japan)	7,000	141,285
Nissin Foods Holdings Co. Ltd. (Japan)	2,500	182,271
Orkla ASA (Norway)	63,254	670,308
Salmar ASA (Norway)	535	16,073
Saputo, Inc. (Canada)	8,685	312,163
Suedzucker AG (Germany)	50,262	1,088,004
Tate & Lyle PLC (United Kingdom)	10,470	99,239
Toyo Suisan Kaisha Ltd. (Japan)	6,200	264,683
Tyson Foods, Inc. (Class A Stock)	8,268	670,287
Universal Robina Corp. (Philippines)	6,730	20,360
Viscofan SA (Spain)	233	15,363
WH Group Ltd. (Hong Kong), 144A	687,500	774,835
Wilmar International Ltd. (Singapore)	275,700	635,344
Yakult Honsha Co. Ltd. (Japan)	2,400	181,093
Yamazaki Baking Co. Ltd. (Japan)	7,500	146,036

		17,333,078

Gas Utilities — 0.1%
Gas Natural SDG SA (Spain)	2,581	59,566
Hong Kong & China Gas Co. Ltd. (Hong Kong)	81,970	160,521
Italgas SpA (Italy)	4,857	29,636
Osaka Gas Co. Ltd. (Japan)	3,700	71,149
Toho Gas Co. Ltd. (Japan)	800	21,902
Tokyo Gas Co. Ltd. (Japan)	20,400	466,108
UGI Corp.	14,288	670,822

		1,479,704

Health Care Equipment & Supplies — 0.4%
Abbott Laboratories	12,054	687,922
Baxter International, Inc.	17,345	1,121,181
Becton, Dickinson & Co.	810	173,389
BioMerieux (France)	5,184	464,143
Boston Scientific Corp.*	1,565	38,796
Cochlear Ltd. (Australia)	5,111	681,309
Coloplast A/S (Denmark) (Class B Stock)	1,151	91,505
ConvaTec Group PLC (United Kingdom), 144A	15,763	43,464
Cooper Cos., Inc. (The)	669	145,762
CYBERDYNE, Inc. (Japan)*	900	15,472
Danaher Corp.	15,090	1,400,654
Edwards Lifesciences Corp.*	7,260	818,275
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	5,586	56,673
Getinge AB (Sweden) (Class B Stock)	2,295	33,279
GN Store Nord A/S (Denmark)	339	10,949
Hoya Corp. (Japan)	7,400	368,543
IDEXX Laboratories, Inc.*	2,371	370,777
Koninklijke Philips NV (Netherlands)	27,046	1,021,218
Medtronic PLC	16,057	1,296,603
Olympus Corp. (Japan)	2,900	110,940
Sonova Holding AG (Switzerland)	514	80,232
Straumann Holding AG (Switzerland)	116	81,832
Sysmex Corp. (Japan)	1,500	117,782
Teleflex, Inc.	402	100,026
Terumo Corp. (Japan)	3,200	151,391

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
William Demant Holding A/S (Denmark)*	1,138	$31,787

		9,513,904

Health Care Providers & Services — 1.2%
Aetna, Inc.	6,940	1,251,907
Alfresa Holdings Corp. (Japan)	1,900	44,503
AmerisourceBergen Corp.	23,677	2,174,022
Amplifon SpA (Italy)	9,158	141,077
Anthem, Inc.	2,576	579,626
Cardinal Health, Inc.	15,898	974,070
Centene Corp.*	2,028	204,585
Cigna Corp.	3,175	644,811
DaVita, Inc.*	17,253	1,246,529
Envision Healthcare Corp.*	21,053	727,592
Express Scripts Holding Co.*	43,961	3,281,249
Fresenius Medical Care AG & Co. KGaA (Germany)	14,272	1,498,695
Fresenius SE & Co. KGaA (Germany)	1,922	149,477
HCA Healthcare, Inc.*	29,587	2,598,922
Henry Schein, Inc.*	13,971	976,293
Humana, Inc.	7,115	1,765,018
Laboratory Corp. of America Holdings*	5,448	869,010
McKesson Corp.	18,122	2,826,125
Medipal Holdings Corp. (Japan)	1,700	33,190
Miraca Holdings, Inc. (Japan)	2,600	110,903
Netcare Ltd. (South Africa)	11,742	23,847
Quest Diagnostics, Inc.	11,008	1,084,178
Ryman Healthcare Ltd. (New Zealand)	3,957	29,661
Sinopharm Group Co. Ltd. (China) (Class H Stock)	8,000	34,462
Suzuken Co. Ltd. (Japan)	800	32,845
UnitedHealth Group, Inc.	22,028	4,856,292
Universal Health Services, Inc. (Class B Stock)	8,143	923,009

		29,081,898

Health Care Technology — 0.0%
M3, Inc. (Japan)	2,000	70,108
Veeva Systems, Inc. (Class A Stock)*	2,942	162,634

		232,742

Hotels, Restaurants & Leisure — 0.8%
Aristocrat Leisure Ltd. (Australia)	113,755	2,094,707
Carnival Corp.	42,170	2,798,823
Carnival PLC	6,836	449,777
Choice Hotels International, Inc.	91	7,062
Compass Group PLC (United Kingdom)	6,881	148,369
Domino’s Pizza, Inc.	298	56,310
Elior Group SA (France), 144A	1,261	26,006
Extended Stay America, Inc., UTS	10,837	205,903
Galaxy Entertainment Group Ltd. (Hong Kong) (Class L Stock)	37,000	295,400
Genting Singapore PLC (Singapore)	114,000	111,337
Hilton Worldwide Holdings, Inc.	6,991	558,301
InterContinental Hotels Group PLC (United Kingdom)	14,920	948,981
International Game Technology PLC	3,088	81,863
Jubilant Foodworks Ltd. (India)	1,029	28,320
Las Vegas Sands Corp.	16,324	1,134,355

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Marriott International, Inc. (Class A Stock)	12,564	$1,705,312
McDonald’s Corp.	20,308	3,495,413
Melco Resorts & Entertainment Ltd. (Hong Kong), ADR	21,035	610,856
Melia Hotels International SA (Spain)	1,305	17,956
MGM China Holdings Ltd. (Macau)	9,200	27,763
MGM Resorts International	17,107	571,203
NH Hotel Group SA (Spain)	1,671	12,015
Norwegian Cruise Line Holdings Ltd.*	6,281	334,463
Oriental Land Co. Ltd. (Japan)	2,700	245,645
Royal Caribbean Cruises Ltd.	6,930	826,611
Sands China Ltd. (Hong Kong)	38,000	195,595
Shangri-La Asia Ltd. (Hong Kong)	16,000	36,234
Skylark Co. Ltd. (Japan)	2,900	41,208
SSP Group PLC (United Kingdom)	2,301	21,134
Star Entertainment Group Ltd. (The) (Australia)	2,550	12,048
Starbucks Corp.	7,637	438,593
Stars Group, Inc. (The) (Canada)*	46,463	1,081,180
Tabcorp Holdings Ltd. (Australia)	7,615	33,039
Thomas Cook Group PLC (United Kingdom)	385,589	638,166
TUI AG (Germany)	3,415	70,749
Vail Resorts, Inc.	880	186,974
Wyndham Worldwide Corp.	2,706	313,544
Wynn Macau Ltd. (Macau)	14,800	46,790
Wynn Resorts Ltd.	6,321	1,065,657

		20,973,662

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)	72,402	631,595
D.R. Horton, Inc.	6,545	334,253
Electrolux AB (Sweden) (Class B Stock)	19,355	623,141
Garmin Ltd.(a)	1,770	105,439
Haseko Corp. (Japan)	1,000	15,498
Iida Group Holdings Co. Ltd. (Japan)	33,100	623,030
JM AB (Sweden)	4,826	109,938
LG Electronics, Inc. (South Korea)	3,295	325,790
Mobile Appliance, Inc. (South Korea)*	1,794	15,476
Panasonic Corp. (Japan)	16,800	245,178
Persimmon PLC (United Kingdom)	2,925	108,062
Sekisui House Ltd. (Japan)	6,600	119,055
Sharp Corp. (Japan)*	1,800	61,612
Sony Corp. (Japan)	9,900	444,340
Steinhoff International Holdings NV (South Africa)	8,779	3,295
Techtronic Industries Co. Ltd. (Hong Kong)	17,000	110,592
Whirlpool Corp.	2,574	434,079

		4,310,373

Household Products — 0.1%
Church & Dwight Co., Inc.	9,832	493,271
Clorox Co. (The)	352	52,356
Colgate-Palmolive Co.	12,939	976,248
Essity AB (Sweden) (Class B Stock)*	6,938	197,164
Hindustan Unilever Ltd. (India)	3,024	64,807
Kimberly-Clark Corp.	5,373	648,306
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	13,700	24,122

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Household Products (continued)
Lion Corp. (Japan)	2,600	$49,145
Pigeon Corp. (Japan)	800	30,396
Procter & Gamble Co. (The)	1,784	163,914
Unicharm Corp. (Japan)	1,400	36,354
Unilever Indonesia Tbk PT (Indonesia)	9,800	40,363

		2,776,446

Independent Power & Renewable Electricity Producers — 0.0%
AES Tiete Energia SA (Brazil), UTS	2,500	9,609
China Resources Power Holdings Co. Ltd. (China)	26,000	48,359
Electric Power Development Co. Ltd. (Japan)	1,400	37,659
Engie Brasil Energia SA (Brazil)	2,500	26,763
Huadian Power International Corp. Ltd. (China) (Class H Stock)	60,000	21,772
Huaneng Power International, Inc. (China) (Class H Stock)	170,000	106,552
Meridian Energy Ltd. (New Zealand)	12,429	25,779
Uniper SE (Germany)	1,701	52,993

		329,486

Industrial Conglomerates — 0.3%
3M Co.	9,779	2,301,683
Alfa SAB de CV (Mexico) (Class A Stock)	58,384	64,285
Bidvest Group Ltd. (The) (South Africa)	4,914	86,239
CJ Corp. (South Korea)	165	27,936
CK Hutchison Holdings Ltd. (Hong Kong)	19,000	238,076
DCC PLC (United Kingdom)	21,163	2,129,779
General Electric Co.	27,592	481,480
Honeywell International, Inc.	6,785	1,040,548
Jardine Matheson Holdings Ltd. (Hong Kong)	5,100	309,749
JG Summit Holdings, Inc. (Philippines)	16,720	24,145
KOC Holding A/S (Turkey)	7,820	38,101
Rheinmetall AG (Germany)	3,274	414,040
Roper Technologies, Inc.	1,478	382,802
Smiths Group PLC (United Kingdom)	3,535	70,946
Toshiba Corp. (Japan)*	49,000	137,264

		7,747,073

Insurance — 1.6%
AIA Group Ltd. (Hong Kong)	170,600	1,451,063
Allianz SE (Germany)	6,565	1,502,382
Allstate Corp. (The)	18,013	1,886,141
American International Group, Inc.	3,367	200,606
Aon PLC	2,931	392,753
Assicurazioni Generali SpA (Italy)	17,271	314,356
Athene Holding Ltd. (Class A Stock)*	7,499	387,773
Aviva PLC (United Kingdom)	55,032	375,335
AXA SA (France)	50,455	1,495,141
Axis Capital Holdings Ltd.	816	41,012
Baloise Holding AG (Switzerland)	477	74,147
BB Seguridade Participacoes SA (Brazil)	12,200	104,784
Brighthouse Financial, Inc.*	1,667	97,753
Cathay Financial Holding Co. Ltd. (Taiwan)	212,000	379,808
China Life Insurance Co. Ltd. (Taiwan)	102,372	102,700
China Life Insurance Co. Ltd. (China) (Class H Stock)	132,000	411,644

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	41,000	$196,209
China Taiping Insurance Holdings Co. Ltd. (China)	18,200	67,929
Chubb Ltd.	512	74,819
CNP Assurances (France)	131,079	3,023,638
Dai-ichi Life Holdings, Inc. (Japan)	16,700	343,221
Direct Line Insurance Group PLC (United Kingdom)	103,957	534,940
Euler Hermes Group (France)	287	41,887
Fairfax Financial Holdings Ltd. (Canada)	488	259,855
First American Financial Corp.	7,367	412,847
Gjensidige Forsikring ASA (Norway)	1,931	36,423
Great-West Lifeco, Inc. (Canada)	26,697	745,477
Hannover Rueck SE (Germany)	941	118,061
Hartford Financial Services Group, Inc. (The)	26,731	1,504,420
Helvetia Holding AG (Switzerland)	100	56,246
Intact Financial Corp. (Canada)	342	28,565
Japan Post Holdings Co. Ltd. (Japan)	15,200	174,100
Legal & General Group PLC (United Kingdom)	120,381	443,191
Liberty Holdings Ltd. (South Africa)	3,862	38,706
Lincoln National Corp.	18,507	1,422,633
Manulife Financial Corp. (Canada)	37,241	776,817
Marsh & McLennan Cos., Inc.	13,725	1,117,077
MetLife, Inc.	26,107	1,319,970
MMI Holdings Ltd. (South Africa)	19,350	32,746
MS&AD Insurance Group Holdings, Inc. (Japan)	14,400	485,718
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	4,184	903,532
New China Life Insurance Co. Ltd. (China) (Class H Stock)	4,500	30,689
NN Group NV (Netherlands)	1,207	52,207
Old Mutual PLC (United Kingdom), (AQXE)	27,687	86,478
Old Mutual PLC (United Kingdom), (XJSE)	32,115	98,352
People’s Insurance Co. Group of China Ltd. (The) (China) (Class H Stock)	141,000	69,241
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	162,000	310,356
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	54,500	565,278
Poste Italiane SpA (Italy), 144A	344,159	2,591,149
Power Corp. of Canada (Canada)	18,127	466,803
Power Financial Corp. (Canada)	18,505	508,483
Powszechny Zaklad Ubezpieczen SA (Poland)	19,645	237,619
Principal Financial Group, Inc.	10,999	776,089
Progressive Corp. (The)	2,240	126,157
QBE Insurance Group Ltd. (Australia)	55,337	459,327
Reinsurance Group of America, Inc.	1,176	183,374
RSA Insurance Group PLC (United Kingdom)	18,695	159,355
Sampo OYJ (Finland) (Class A Stock)	29,174	1,601,128
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	118	29,422
Samsung Life Insurance Co. Ltd. (South Korea)	396	45,941

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Sanlam Ltd. (South Africa)	19,532	$136,889
SCOR SE (France)	1,776	71,384
Sompo Holdings, Inc. (Japan)	3,700	142,823
Sony Financial Holdings, Inc. (Japan)	1,700	30,045
Storebrand ASA (Norway)	1,236	10,055
Sun Life Financial, Inc. (Canada)	37,043	1,528,871
Swiss Life Holding AG (Switzerland)*	316	111,698
Swiss Re AG (Switzerland)	3,067	286,828
T&D Holdings, Inc. (Japan)	10,500	179,136
Talanx AG (Germany)	2,368	96,500
Tokio Marine Holdings, Inc. (Japan)	6,800	309,285
Topdanmark A/S (Denmark)*	4,302	185,796
Travelers Cos., Inc. (The)	2,305	312,650
Tryg A/S (Denmark)	1,176	29,418
UnipolSai Assicurazioni SpA (Italy)	752,392	1,755,020
Unum Group	23,427	1,285,908
Willis Towers Watson PLC	366	55,153
XL Group Ltd. (Bermuda)	38,146	1,341,213
Zurich Insurance Group AG (Switzerland)	1,487	452,113

		40,094,658

Internet & Direct Marketing Retail — 0.6%
Amazon.com, Inc.*	9,038	10,569,670
Expedia, Inc.	3,044	364,580
Liberty Interactive Corp. QVC Group (Class A Stock)*	988	24,127
Netflix, Inc.*	11,055	2,122,117
Priceline Group, Inc. (The)*	1,147	1,993,188
Rakuten, Inc. (Japan)	9,700	88,665
Start Today Co. Ltd. (Japan)	400	12,141
TripAdvisor, Inc.*	3,921	135,118

		15,309,606

Internet Software & Services — 1.1%
Alibaba Group Holding Ltd. (China), ADR*(a)	6,966	1,201,147
Alphabet, Inc. (Class A Stock)*	6,336	6,674,342
Alphabet, Inc. (Class C Stock)*	5,707	5,971,805
Auto Trader Group PLC (United Kingdom), 144A	41,396	196,761
Autohome, Inc. (China), ADR*	299	19,336
eBay, Inc.*	20,612	777,897
Facebook, Inc. (Class A Stock)*	53,744	9,483,666
GoDaddy, Inc. (Class A Stock)*	476	23,933
Gree, Inc. (Japan)	1,600	10,029
Just Dial Ltd. (India)*	18,495	151,135
Kakaku.com, Inc. (Japan)	2,500	42,202
NAVER Corp. (South Korea)	227	184,410
Rightmove PLC (United Kingdom)	604	36,654
Shopify, Inc. (Canada) (Class A Stock)*	1,160	117,301
Tencent Holdings Ltd. (China)	39,800	2,059,967
Twitter, Inc.*	6,272	150,591
Yahoo Japan Corp. (Japan)	4,900	22,449
Yelp, Inc.*	804	33,736

		27,157,361

IT Services — 1.3%
Accenture PLC (Class A Stock)	23,401	3,582,459
Amadeus IT Group SA (Spain)	2,256	162,347

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Atos SE (France)	2,031	$295,287
Automatic Data Processing, Inc.	11,577	1,356,708
Broadridge Financial Solutions, Inc.	680	61,594
Capgemini SE (France)	3,986	472,108
CGI Group, Inc. (Canada) (Class A Stock)*	65,811	3,575,888
Cognizant Technology Solutions Corp. (Class A Stock)	8,501	603,741
Computershare Ltd. (Australia)	72,241	915,276
EPAM Systems, Inc.*	756	81,217
Fidelity National Information Services, Inc.	6,418	603,870
First Data Corp. (Class A Stock)*	12,756	213,153
Fujitsu Ltd. (Japan)	131,000	928,729
Gartner, Inc.*	2,508	308,860
Global Payments, Inc.	2,690	269,646
HCL Technologies Ltd. (India)	23,764	331,415
Infosys Ltd. (India)	1,691	27,485
International Business Machines Corp.	28,770	4,413,893
Itochu Techno-Solutions Corp. (Japan)	1,600	69,397
Mastercard, Inc. (Class A Stock)	38,454	5,820,398
Nihon Unisys Ltd. (Japan)	800	16,610
Nomura Research Institute Ltd. (Japan)	2,000	92,833
NS Solutions Corp. (Japan)	500	13,669
NTT Data Corp. (Japan)	80,900	959,783
Obic Co. Ltd. (Japan)	500	36,724
Otsuka Corp. (Japan)	3,400	260,390
PayPal Holdings, Inc.*	18,817	1,385,308
Samsung SDS Co. Ltd. (South Korea)	732	136,489
SCSK Corp. (Japan)	800	36,821
Tata Consultancy Services Ltd. (India)	6,913	292,295
Tech Mahindra Ltd. (India)	17,586	138,854
Tieto OYJ (Finland)	106	3,304
Total System Services, Inc.	3,059	241,936
Visa, Inc. (Class A Stock)(a)	30,626	3,491,976
Western Union Co. (The)	23,685	450,252
Wipro Ltd. (India)	17,670	86,653
Wirecard AG (Germany)	220	24,451

		31,761,819

Leisure Products — 0.0%
Hasbro, Inc.	5,647	513,256
Mattel, Inc.(a)	8,728	134,237
Polaris Industries, Inc.	941	116,675

		764,168

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.	3,720	249,128
Divi’s Laboratories Ltd. (India)	9,128	156,835
Eurofins Scientific SE (Luxembourg)	189	114,877
Illumina, Inc.*	423	92,421
Lonza Group AG (Switzerland)*	735	198,234
Mettler-Toledo International, Inc.*	571	353,746
Thermo Fisher Scientific, Inc.	1,067	202,602
Waters Corp.*	1,218	235,305

		1,603,148

Machinery — 0.8%
AGCO Corp.	469	33,501
Amada Holdings Co. Ltd. (Japan)	19,100	259,321
Atlas Copco AB (Sweden) (Class B Stock)	3,804	145,796

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Bodycote PLC (United Kingdom)	968	$11,907
Bucher Industries AG (Switzerland)	32	12,990
Caterpillar, Inc.	5,391	849,514
CNH Industrial NV (United Kingdom)	13,785	184,423
Cummins, Inc.	4,149	732,879
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (South Korea)*	960	12,465
Daifuku Co. Ltd. (Japan)	1,000	54,331
Doosan Bobcat, Inc. (South Korea)	866	28,910
FANUC Corp. (Japan)	3,400	815,648
Georg Fischer AG (Switzerland)	726	958,441
Glory Ltd. (Japan)	1,500	56,541
Hoshizaki Corp. (Japan)	400	35,437
Illinois Tool Works, Inc.	15,480	2,582,838
IMI PLC (United Kingdom)	11,714	210,451
Ingersoll-Rand PLC	4,077	363,628
JTEKT Corp. (Japan)	17,100	292,993
Kawasaki Heavy Industries Ltd. (Japan)	2,600	90,960
Komatsu Ltd. (Japan)	7,100	256,592
Kubota Corp. (Japan)	15,700	307,083
Makita Corp. (Japan)	15,600	654,225
MINEBEA MITSUMI, Inc. (Japan)	4,800	100,114
NGK Insulators Ltd. (Japan)	15,500	291,974
NSK Ltd. (Japan)	2,100	32,901
OC Oerlikon Corp. AG (Switzerland)*	792	13,369
PACCAR, Inc.	27,544	1,957,828
Sandvik AB (Sweden)	71,041	1,243,551
Schindler Holding AG (Switzerland), (XBRN)	2,048	471,021
Schindler Holding AG (Switzerland), (XLON)	197	44,548
SKF AB (Sweden) (Class B Stock)	3,710	82,421
SMC Corp. (Japan)	600	246,231
Spirax-Sarco Engineering PLC (United Kingdom)	4,528	342,337
Stanley Black & Decker, Inc.	3,866	656,021
Sumitomo Heavy Industries Ltd. (Japan)	1,200	50,563
THK Co. Ltd. (Japan)	3,700	138,305
UCI International, Inc.^	30,714	560,531
Valmet OYJ (Finland)	40,090	791,063
Volvo AB (Sweden) (Class B Stock)	118,409	2,204,999
WABCO Holdings, Inc.*	2,332	334,642
Weichai Power Co. Ltd. (China) (Class H Stock)	50,000	54,623
Xylem, Inc.	9,721	662,972
Yangzijiang Shipbuilding Holdings Ltd. (China)	66,200	72,590

		19,303,478

Marine — 0.0%
AP Moller – Maersk A/S (Denmark) (Class A Stock)	37	61,643
AP Moller – Maersk A/S (Denmark) (Class B Stock)	65	113,294
Kuehne + Nagel International AG (Switzerland)	528	93,413
Mitsui OSK Lines Ltd. (Japan)	1,200	39,881
Nippon Yusen KK (Japan)*	5,100	124,091

		432,322

COMMON STOCKS (continued)	Shares	Value
Media — 0.8%
Altice NV (Netherlands) (Class A Stock)*(a)	51,140	$536,275
Altice USA, Inc. (Class A Stock)*(a)	18,252	387,490
Charter Communications, Inc. (Class A Stock)*	803	269,776
Comcast Corp. (Class A Stock)	84,201	3,372,250
CTS Eventim AG & Co. KGaA (Germany)	4,372	203,261
Dentsu, Inc. (Japan)	1,900	80,342
Discovery Communications, Inc. (Class C Stock)*	966	20,450
Fuji Media Holdings, Inc. (Japan)	5,200	81,619
Hakuhodo DY Holdings, Inc. (Japan)	9,000	116,666
I-CABLE Communications Ltd. (Hong Kong)*	14,814	434
Interpublic Group of Cos., Inc. (The)	5,979	120,537
John Wiley & Sons, Inc. (Class A Stock)	4,422	290,747
Liberty Global PLC (United Kingdom) (Class A Stock)*	57,589	2,063,990
Liberty Global PLC (United Kingdom) (Class C Stock)*	1,041	35,227
Lions Gate Entertainment Corp. (Class A Stock)*(a)	3,597	121,615
Lions Gate Entertainment Corp. (Class B Stock)*	2,728	86,587
Mediaset Espana Comunicacion SA (Spain)	91,468	1,025,798
Mediaset SpA (Italy)*	3,331	12,905
Nippon Television Holdings, Inc. (Japan)	1,400	23,952
Omnicom Group, Inc.(a)	7,575	551,687
Pearson PLC (United Kingdom)	12,065	119,516
Quebecor, Inc. (Canada) (Class B Stock)	1,938	36,540
Schibsted ASA (Norway) (Class B Stock)	945	25,120
Scripps Networks Interactive, Inc. (Class A Stock)	15,709	1,341,235
Sky PLC (United Kingdom)*	118,261	1,613,938
Smiles Fidelidade SA (Brazil)	521	11,921
Television Francaise 1 (France)	24,279	357,786
Time Warner, Inc.	15,242	1,394,186
Toho Co. Ltd. (Japan)	600	20,769
Twenty-First Century Fox, Inc. (Class A Stock)	3,696	127,623
Twenty-First Century Fox, Inc. (Class B Stock)	2,827	96,457
Vivendi SA (France)	31,545	846,651
Walt Disney Co. (The)	44,614	4,796,451
WPP PLC (United Kingdom)	26,189	473,122
Zee Entertainment Enterprises Ltd. (India)	3,920	35,688

		20,698,611

Metals & Mining — 0.6%
African Rainbow Minerals Ltd. (South Africa)	1,413	15,243
Anglo American PLC (United Kingdom),
(XJSE)	7,524	155,019
Anglo American PLC (United Kingdom), (XMTF)	5,696	118,471
APERAM SA (Luxembourg)	5,349	274,795
ArcelorMittal (Luxembourg)*	6,833	221,684
Aurubis AG (Germany)	6,514	604,652
Barrick Gold Corp. (Canada)	31,956	462,180
Bekaert SA (Belgium)	372	16,222
BHP Billiton Ltd. (Australia)	112,380	2,581,471

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
BHP Billiton PLC (Australia)	411	$8,311
BlueScope Steel Ltd. (Australia)	29,190	347,669
Boliden AB (Sweden)	19,606	670,480
Centamin PLC (United Kingdom)	5,760	12,268
Constellium NV (Netherlands) (Class A Stock)*(a)	27,269	304,049
Detour Gold Corp. (Canada)*	1,241	14,592
Eramet (France)*	144	17,072
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	25,061	66,123
Evraz PLC (Russia)	10,698	48,895
First Quantum Minerals Ltd. (Zambia)	2,481	34,758
Fortescue Metals Group Ltd. (Australia)	207,947	786,948
Freeport-McMoRan, Inc.*	5,761	109,229
Glencore PLC (Switzerland)*	28,954	151,544
Harmony Gold Mining Co. Ltd. (South Africa)	4,159	7,608
Hindalco Industries Ltd. (India)	5,762	24,623
Iluka Resources Ltd. (Australia)	863	6,809
Industrias Penoles SAB de CV (Mexico)	1,235	25,809
Jiangxi Copper Co. Ltd. (China) (Class H Stock)	58,000	91,773
KGHM Polska Miedz SA (Poland)	8,028	255,633
Korea Zinc Co. Ltd. (South Korea)	290	133,417
Kumba Iron Ore Ltd. (South Africa)	1,306	39,858
Lundin Mining Corp. (Canada)	2,115	14,066
MMC Norilsk Nickel PJSC (Russia)	430	80,726
Newmont Mining Corp.	68,507	2,570,383
Nippon Steel & Sumitomo Metal Corp. (Japan)	7,000	178,845
Nisshin Steel Co. Ltd. (Japan)	700	11,463
Norsk Hydro ASA (Norway)	86,146	653,057
OZ Minerals Ltd. (Australia)	9,058	64,334
Poongsan Corp. (South Korea)	532	23,589
POSCO (South Korea)	1,017	316,339
Regis Resources Ltd. (Australia)	4,175	14,004
Rio Tinto Ltd. (United Kingdom)	29,150	1,713,875
Rio Tinto PLC (United Kingdom)	1,478	77,532
Salzgitter AG (Germany)	409	23,234
Severstal PJSC (Russia)	1,180	18,148
Sims Metal Management Ltd.	1,922	23,507
South32 Ltd. (Australia)	51,961	140,843
SSAB AB (Sweden) (Class A Stock)*	31,543	172,371
Teck Resources Ltd. (Canada) (Class B Stock), (XTSE)	38,742	1,013,087
Vedanta Ltd. (India)	84,095	433,220
voestalpine AG (Austria)	13,491	805,451
Worthington Industries, Inc.	2,478	109,181

		16,064,460

Multiline Retail — 0.2%
Dollar General Corp.	6,534	607,727
Dollar Tree, Inc.*	5,009	537,516
Dollarama, Inc. (Canada)	12,419	1,551,634
J Front Retailing Co. Ltd. (Japan)	5,600	105,236
Kohl’s Corp.	6,009	325,868
Macy’s, Inc.(a)	8,784	221,269
Matahari Department Store Tbk PT (Indonesia)	41,700	30,634

COMMON STOCKS (continued)	Shares	Value
Multiline Retail (continued)
Nordstrom, Inc.(a)	11,636	$551,314
Ryohin Keikaku Co. Ltd. (Japan)	200	62,258
Target Corp.	26,268	1,713,987

		5,707,443

Multi-Utilities — 0.6%
A2A SpA (Italy)	6,431	11,899
AGL Energy Ltd. (Australia)	244,764	4,638,287
Ameren Corp.	411	24,245
Black Hills Corp.	357	21,459
CenterPoint Energy, Inc.	1,850	52,466
Centrica PLC (United Kingdom)	172,743	320,444
CMS Energy Corp.	39,768	1,881,026
Consolidated Edison, Inc.	3,854	327,397
Dominion Energy, Inc.	5,457	442,344
E.ON SE (Germany)	203,126	2,201,103
Engie SA (France)	35,995	618,807
Hera SpA (Italy)	11,356	39,631
Innogy SE (Germany), 144A	23,804	931,608
National Grid PLC (United Kingdom)	100,490	1,184,626
Public Service Enterprise Group, Inc.	7,949	409,374
RWE AG (Germany)*	7,916	161,094
Vectren Corp.	9,435	613,464
Veolia Environnement SA (France)	43,310	1,104,366

		14,983,640

Oil, Gas & Consumable Fuels — 1.6%
Anadarko Petroleum Corp.	19,927	1,068,884
Apache Corp.	6,621	279,539
Beach Energy Ltd. (Australia)	25,521	24,647
BP PLC (United Kingdom)	282,779	1,983,772
Caltex Australia Ltd. (Australia)	27,186	720,190
Canadian Natural Resources Ltd. (Canada), (XTSE)	24,877	889,001
Chevron Corp.	23,810	2,980,773
China Petroleum & Chemical Corp. (China) (Class H Stock)	542,000	396,979
ConocoPhillips	34,245	1,879,708
Continental Resources, Inc.*	4,059	215,005
Devon Energy Corp.	7,669	317,497
Enbridge, Inc. (Canada)	14,888	582,255
Eni SpA (Italy)	1,429	23,647
EOG Resources, Inc.	4,632	499,839
EQT Corp.	881	50,147
Exxon Mobil Corp.	67,583	5,652,642
Formosa Petrochemical Corp. (Taiwan)	36,000	139,246
Hess Corp.	3,317	157,458
Idemitsu Kosan Co. Ltd. (Japan)	1,400	56,078
Inpex Corp. (Japan)	9,400	116,993
JXTG Holdings, Inc. (Japan)	218,100	1,401,578
LUKOIL PJSC (Russia)	3,944	227,843
Lundin Petroleum AB (Sweden)*	1,851	42,372
Marathon Oil Corp.	27,460	464,897
Marathon Petroleum Corp.	12,314	812,477
MOL Hungarian Oil & Gas PLC (Hungary)	11,560	134,031
Neste OYJ (Finland)	20,861	1,335,331
Noble Energy, Inc.	22,576	657,865
Occidental Petroleum Corp.	12,057	888,119
Oil & Natural Gas Corp. Ltd. (India)	51,747	157,745

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Oil Search Ltd. (Australia)	57,185	$346,233
OMV AG (Austria)	30,124	1,906,060
ONEOK, Inc.	7,943	424,553
Peabody Energy Corp.*	756	29,764
PetroChina Co. Ltd. (China) (Class H Stock)	396,000	275,358
Petroleo Brasileiro SA (Brazil)*	13,700	69,840
Phillips 66	3,048	308,305
Pioneer Natural Resources Co.	860	148,651
Plains GP Holdings LP (Class A Stock)*	2,197	48,224
Polskie Gornictwo Naftowe i Gazownictwo SA (Poland)	67,404	121,733
Repsol SA (Spain)	32,116	567,053
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	92,137	3,075,821
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	76,009	2,559,524
Santos Ltd. (Australia)*	4,525	19,153
Showa Shell Sekiyu KK (Japan)	14,100	190,800
SK Innovation Co. Ltd. (South Korea)	1,752	334,231
Snam SpA (Italy)	16,440	80,514
Statoil ASA (Norway)	86,626	1,854,526
Suncor Energy, Inc. (Canada)	1,956	71,813
Surgutneftegas OJSC (Russia)	62,795	30,372
Tatneft PJSC (Russia)	12,445	103,159
TOTAL SA (France)	18,967	1,046,974
TransCanada Corp. (Canada)	6,182	300,887
Ultrapar Participacoes SA (Brazil)	1,400	31,654
Valero Energy Corp.	9,567	879,303
Vermilion Energy, Inc. (Canada)	3,607	131,080
Williams Cos., Inc. (The)	28,341	864,117
Woodside Petroleum Ltd. (Australia)	26,349	677,907

		40,654,167

Paper & Forest Products — 0.2%
Fibria Celulose SA (Brazil)	11,600	167,333
Lee & Man Paper Manufacturing Ltd. (Hong Kong)	11,000	12,952
Mondi Ltd. (South Africa)	1,964	50,602
Mondi PLC (South Africa)	54,481	1,415,886
Norbord, Inc. (Canada)	447	15,131
Stora Enso OYJ (Finland) (Class R Stock)	1,354	21,451
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	30,967	318,970
UPM-Kymmene OYJ (Finland)	84,321	2,617,724

		4,620,049

Personal Products — 0.1%
Beiersdorf AG (Germany)	1,013	118,757
Estee Lauder Cos., Inc. (The) (Class A Stock)	9,167	1,166,409
Hengan International Group Co. Ltd. (China)	4,000	44,288
Kao Corp. (Japan)	3,400	229,737
LG Household & Health Care Ltd. (South Korea)	68	75,483
Pola Orbis Holdings, Inc. (Japan)	800	28,033
Shiseido Co. Ltd. (Japan)	1,400	67,459
Unilever NV (United Kingdom), CVA	8,868	499,293

COMMON STOCKS (continued)	Shares	Value
Personal Products (continued)
Unilever PLC (United Kingdom)	8,421	$467,079

		2,696,538

Pharmaceuticals — 1.4%
Allergan PLC	129	21,102
Aspen Pharmacare Holdings Ltd. (South Africa)	3,843	86,141
Astellas Pharma, Inc. (Japan)	152,800	1,941,060
Aurobindo Pharma Ltd. (India)	42,428	456,617
Bayer AG (Germany)	15,524	1,929,057
Bristol-Myers Squibb Co.	45,728	2,802,211
Catalent, Inc.*	2,573	105,699
Chugai Pharmaceutical Co. Ltd. (Japan)	2,200	112,439
Daiichi Sankyo Co. Ltd. (Japan)	34,100	886,670
Dr. Reddy’s Laboratories Ltd. (India)	227	8,581
Eisai Co. Ltd. (Japan)	2,600	147,705
Eli Lilly & Co.	689	58,193
GlaxoSmithKline PLC (United Kingdom)	80,380	1,423,462
Glenmark Pharmaceuticals Ltd. (India)	3,761	35,004
H. Lundbeck A/S (Denmark)	686	34,788
Hisamitsu Pharmaceutical Co., Inc. (Japan)	600	36,249
Hypermarcas SA (Brazil)	63,300	686,986
Indivior PLC (United Kingdom)*	9,429	51,780
Johnson & Johnson	45,049	6,294,246
Kyowa Hakko Kirin Co. Ltd. (Japan)	2,400	46,204
Merck & Co., Inc.	42,232	2,376,395
Merck KGaA (Germany)	670	71,915
Mitsubishi Tanabe Pharma Corp. (Japan)	2,300	47,403
Novartis AG (Switzerland)	26,757	2,251,668
Novo Nordisk A/S (Denmark) (Class B Stock)	18,316	984,219
Ono Pharmaceutical Co. Ltd. (Japan)	4,000	93,047
Orion OYJ (Finland) (Class B Stock)	14,576	543,466
Otsuka Holdings Co. Ltd. (Japan)	3,800	166,657
Perrigo Co. PLC	1,338	116,620
Pfizer, Inc.	32,065	1,161,395
Recordati SpA (Italy)	5,388	239,440
Richter Gedeon Nyrt (Hungary)	6,534	170,888
Roche Holding AG (Switzerland), (XVTX)	19,808	5,008,560
Sanofi (France)	12,116	1,043,088
Santen Pharmaceutical Co. Ltd. (Japan)	3,500	54,811
Shionogi & Co. Ltd. (Japan)	16,600	896,979
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	2,300	34,048
Sun Pharmaceutical Industries Ltd. (India)	36,323	324,522
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	300	23,896
Takeda Pharmaceutical Co. Ltd. (Japan)	6,800	385,000
UCB SA (Belgium)	17,699	1,403,402
Valeant Pharmaceuticals International, Inc.*	4,885	101,820
Vifor Pharma AG (Switzerland)	473	60,553
Zoetis, Inc.	13,989	1,007,768

		35,731,754

Professional Services — 0.3%
Adecco Group AG (Switzerland)	1,599	122,196
Equifax, Inc.	315	37,145
Hays PLC (United Kingdom)	75,479	185,898
IHS Markit Ltd.*	5,310	239,747

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Professional Services (continued)
Intertek Group PLC (United Kingdom)	15,306	$1,070,402
ManpowerGroup, Inc.	29,980	3,780,778
Nielsen Holdings PLC	735	26,753
Randstad Holding NV (Netherlands)	1,191	73,078
Recruit Holdings Co. Ltd. (Japan)	40,200	998,164
RELX NV (United Kingdom)	14,437	331,825
RELX PLC (United Kingdom)	17,485	409,991
Robert Half International, Inc.	1,023	56,817
SGS SA (Switzerland)	63	164,243

		7,497,037

Real Estate Management & Development — 0.4%
Aeon Mall Co. Ltd. (Japan)	1,000	19,531
Ayala Land, Inc. (Philippines)	92,600	82,608
Azrieli Group Ltd. (Israel)	407	22,745
CapitaLand Ltd. (Singapore)	481,800	1,267,466
CBRE Group, Inc. (Class A Stock)*	19,401	840,257
China Overseas Land & Investment Ltd. (China)	26,000	83,457
China Resources Land Ltd. (China)	38,000	111,478
China Vanke Co. Ltd. (China) (Class H Stock)	77,900	310,002
City Developments Ltd. (Singapore)	4,000	37,200
CK Asset Holdings Ltd. (Hong Kong)	1,500	13,076
Daito Trust Construction Co. Ltd. (Japan)	9,900	2,016,939
Daiwa House Industry Co. Ltd. (Japan)	5,600	214,745
Deutsche Wohnen SE (Germany)	3,650	159,201
Fabege AB (Sweden)	580	12,359
Global Logistic Properties Ltd. (Singapore)	26,000	65,471
Guangzhou R&F Properties Co. Ltd. (China) (Class H Stock)	30,800	69,247
Hang Lung Properties Ltd. (Hong Kong)	121,000	294,752
Henderson Land Development Co. Ltd. (Hong Kong)	55,350	363,926
Hongkong Land Holdings Ltd. (Hong Kong), (XQTX)	11,600	81,663
Housing Development & Infrastructure Ltd. (India)*	17,460	17,855
Hulic Co. Ltd. (Japan)	2,800	31,397
Hysan Development Co. Ltd. (Hong Kong)	6,000	31,798
Jones Lang LaSalle, Inc.	3,714	553,126
Kerry Properties Ltd. (Hong Kong)	51,500	231,353
KWG Property Holding Ltd. (China)	17,000	19,816
Mitsubishi Estate Co. Ltd. (Japan)	12,100	210,093
Mitsui Fudosan Co. Ltd. (Japan)	8,600	192,343
New World Development Co. Ltd. (Hong Kong)	103,000	154,374
Nexity SA (France)*	933	55,499
Nomura Real Estate Holdings, Inc. (Japan)	1,200	26,811
Shimao Property Holdings Ltd. (Hong Kong)	32,000	69,421
Sino Land Co. Ltd. (Hong Kong)	30,000	53,073
SM Prime Holdings, Inc. (Philippines)	37,200	27,932
Sumitomo Realty & Development Co. Ltd. (Japan)	3,000	98,457
Sun Hung Kai Properties Ltd. (Hong Kong)	58,000	965,646
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	5,000	46,262
Swire Properties Ltd. (Hong Kong)	11,200	36,087
Tokyo Tatemono Co. Ltd. (Japan)	2,000	26,956

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
Tokyu Fudosan Holdings Corp. (Japan)	11,700	$84,437
UOL Group Ltd. (Singapore)	4,600	30,426
Vonovia SE (Germany)	6,366	315,417
Wharf Holdings Ltd. (The) (Hong Kong)	20,000	68,969
Wharf Real Estate Investment Co. Ltd. (Hong Kong)*	15,000	99,835
Wheelock & Co. Ltd. (Hong Kong)	8,000	57,026

		9,570,532

Road & Rail — 0.3%
Canadian National Railway Co. (Canada)	24,199	1,995,407
Canadian Pacific Railway Ltd. (Canada)	10,390	1,898,303
Central Japan Railway Co. (Japan)	2,500	447,401
DSV A/S (Denmark)	1,864	146,670
East Japan Railway Co. (Japan)	1,200	117,022
Norfolk Southern Corp.	7,397	1,071,825
Seino Holdings Co. Ltd. (Japan)	2,800	44,421
Tokyu Corp. (Japan)	2,000	31,880
Union Pacific Corp.	9,621	1,290,176
West Japan Railway Co. (Japan)	11,200	817,085

		7,860,190

Semiconductors & Semiconductor Equipment — 0.8%
Advanced Semiconductor Engineering, Inc. (Taiwan)	21,655	27,719
Analog Devices, Inc.	2,708	241,093
APS Holdings Corp. (South Korea)*	1,074	7,517
ASM Pacific Technology Ltd. (Hong Kong)	3,500	48,556
ASML Holding NV (Netherlands)	1,476	256,614
BE Semiconductor Industries NV (Netherlands)	10,749	897,912
Broadcom Ltd.	2,535	651,242
Dialog Semiconductor PLC (United Kingdom)*	8,230	254,862
Disco Corp. (Japan)	100	22,164
Hansol Technics Co. Ltd. (South Korea)*	594	9,253
Infineon Technologies AG (Germany)	529	14,407
Intel Corp.	41,423	1,912,086
KLA-Tencor Corp.	3,905	410,299
Lam Research Corp.	2,140	393,910
Maxim Integrated Products, Inc.	16,482	861,679
MediaTek, Inc. (Taiwan)	51,000	501,320
Novatek Microelectronics Corp. (Taiwan)	10,000	38,017
NVIDIA Corp.	4,393	850,046
Powertech Technology, Inc. (Taiwan)	16,000	47,121
QUALCOMM, Inc.	51,104	3,271,678
Renesas Electronics Corp. (Japan)*	2,100	24,355
Rohm Co. Ltd. (Japan)	1,700	187,275
Siltronic AG (Germany)*	328	47,420
SK Hynix, Inc. (South Korea)	1,761	125,077
Skyworks Solutions, Inc.	3,639	345,523
SOITEC (France)*	179	12,765
STMicroelectronics NV (Switzerland)	83,144	1,813,702
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	155,000	1,186,847
Texas Instruments, Inc.	29,385	3,068,969
Tokyo Electron Ltd. (Japan)	9,700	1,749,777
Ulvac, Inc. (Japan)	2,000	125,434

		19,404,639

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Software — 1.6%
Activision Blizzard, Inc.	44,379	$2,810,079
Adobe Systems, Inc.*	16,390	2,872,184
ANSYS, Inc.*	7,842	1,157,401
Autodesk, Inc.*	7,286	763,791
CA, Inc.	545	18,138
Cadence Design Systems, Inc.*	10,387	434,384
Check Point Software Technologies Ltd. (Israel)*(a)	6,394	662,546
Citrix Systems, Inc.*	6,995	615,559
Constellation Software, Inc. (Canada)	883	535,293
Dell Technologies, Inc. (Class V Stock)*	4,626	376,001
Electronic Arts, Inc.*	13,127	1,379,123
Fortinet, Inc.*	10,478	457,784
Gemalto NV (Netherlands)	2,250	133,245
GungHo Online Entertainment, Inc. (Japan)	10,400	28,541
Intuit, Inc.	3,099	488,960
Konami Holdings Corp. (Japan)	900	49,493
Micro Focus International PLC (United Kingdom)	262	8,905
Microsoft Corp.	141,868	12,135,389
Nintendo Co. Ltd. (Japan)	1,500	540,145
Open Text Corp. (Canada)	10,430	370,983
Oracle Corp.	105,378	4,982,272
Red Hat, Inc.*	5,085	610,709
Sage Group PLC (The) (United Kingdom)	46,757	502,660
salesforce.com, Inc.*	14,322	1,464,138
SAP SE (Germany)	32,093	3,590,406
ServiceNow, Inc.*	6,224	811,547
Software AG (Germany)	589	33,037
Splunk, Inc.*(a)	1,958	162,201
Symantec Corp.	9,582	268,871
Synopsys, Inc.*	410	34,948
Take-Two Interactive Software, Inc.*	5,425	595,557
Temenos Group AG (Switzerland)*	3,705	474,132
Trend Micro, Inc. (Japan)	2,300	130,187
Ubisoft Entertainment SA (France)*	321	24,663
Verint Systems, Inc.*	1,481	61,980
VMware, Inc. (Class A Stock)*(a)	2,081	260,791
Workday, Inc. (Class A Stock)*(a)	418	42,527

		39,888,570

Specialty Retail — 0.6%
ABC-Mart, Inc. (Japan)	300	17,195
Adastria Co. Ltd. (Japan)	2,400	48,490
CarMax, Inc.*	4,239	271,847
CECONOMY AG (Germany)	7,688	116,033
Chow Tai Fook Jewellery Group Ltd. (Hong Kong)	69,000	72,354
Dufry AG (Switzerland)*	343	50,915
Fast Retailing Co. Ltd. (Japan)	800	318,091
Fielmann AG (Germany)	61	5,373
GameStop Corp. (Class A Stock)	4,536	81,421
Gap, Inc. (The)(a)	35,136	1,196,732
Hennes & Mauritz AB (Sweden) (Class B Stock)	9,396	194,346
Home Depot, Inc. (The)	13,701	2,596,750
Industria de Diseno Textil SA (Spain)	11,015	383,010
Komeri Co. Ltd. (Japan)	900	25,991
L Brands, Inc.	22,544	1,357,600

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (continued)
Lowe’s Cos., Inc.	24,144	$2,243,943
Nitori Holdings Co. Ltd. (Japan)	800	113,860
Penske Automotive Group, Inc.	9,023	431,751
Ross Stores, Inc.	27,715	2,224,129
Tiffany & Co.	2,882	299,584
TJX Cos., Inc. (The)	34,458	2,634,658
Tractor Supply Co.	10,592	791,752
Ulta Beauty, Inc.*	4,030	901,350
WH Smith PLC (United Kingdom)	1,391	44,059

		16,421,234

Technology Hardware, Storage & Peripherals — 0.8%
Apple, Inc.	90,036	15,236,793
Asustek Computer, Inc. (Taiwan)	5,000	46,900
Brother Industries Ltd. (Japan)	4,300	105,693
Canon, Inc. (Japan)(a)	23,100	860,662
Catcher Technology Co. Ltd. (Taiwan)	3,000	32,873
Compal Electronics, Inc. (Taiwan)	237,000	169,401
Hewlett Packard Enterprise Co.	982	14,102
HP, Inc.	17,227	361,939
Inventec Corp. (Taiwan)	46,000	36,609
Konica Minolta, Inc. (Japan)	1,200	11,514
Lenovo Group Ltd. (China)	320,000	180,196
Lite-On Technology Corp. (Taiwan)	38,189	51,946
Logitech International SA (Switzerland)	41,549	1,399,676
Pegatron Corp. (Taiwan)	73,000	175,887
Pure Storage, Inc. (Class A Stock)*	5,314	84,280
Quanta Computer, Inc. (Taiwan)	20,000	41,517
Samsung Electronics Co. Ltd. (South Korea)	637	1,513,455
Seiko Epson Corp. (Japan)	3,300	77,687
Western Digital Corp.	321	25,529

		20,426,659

Textiles, Apparel & Luxury Goods — 0.4%
adidas AG (Germany)	129	25,798
Cie Financiere Richemont SA (Switzerland)	5,117	463,436
Gildan Activewear, Inc. (Canada)	3,509	113,366
Kering (France)	3,350	1,576,931
Lululemon Athletica, Inc.*	898	70,574
LVMH Moet Hennessy Louis Vuitton SE (France)	2,046	600,510
Michael Kors Holdings Ltd.*	8,006	503,977
Moncler SpA (Italy)	9,656	301,822
NIKE, Inc. (Class B Stock)	44,225	2,766,274
Puma SE (Germany)	24	10,436
PVH Corp.	5,856	803,502
Ralph Lauren Corp.(a)	6,041	626,391
Skechers U.S.A., Inc. (Class A Stock)*	8,396	317,705
Swatch Group AG (The) (Switzerland), (SWX)	539	41,111
Swatch Group AG (The) (Switzerland), (XVTX)	295	120,118
Tapestry, Inc.	5,510	243,707
Under Armour, Inc. (Class C Stock)*(a)	10,177	135,558
VF Corp.	5,637	417,138
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	9,500	37,300

		9,175,654

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Thrifts & Mortgage Finance — 0.0%
Aareal Bank AG (Germany)	2,458	$110,984
Essent Group Ltd.*	2,789	121,098
Housing Development Finance Corp. Ltd. (India)	8,457	226,467
Indiabulls Housing Finance Ltd. (India)	1,291	24,180
LIC Housing Finance Ltd. (India)	5,075	44,721

		527,450

Tobacco — 0.4%
Altria Group, Inc.	37,165	2,653,952
British American Tobacco PLC (United Kingdom)	10,760	727,361
Gudang Garam Tbk PT (Indonesia)	9,800	60,529
Imperial Brands PLC (United Kingdom)	27,230	1,161,483
Japan Tobacco, Inc. (Japan)(a)	19,700	634,402
KT&G Corp. (South Korea)	535	57,644
Philip Morris International, Inc.	20,893	2,207,346
Swedish Match AB (Sweden)	35,924	1,415,106

		8,917,823

Trading Companies & Distributors — 0.3%
AerCap Holdings NV (Ireland)*	29,836	1,569,672
Bunzl PLC (United Kingdom)	5,135	143,472
Fastenal Co.	18,196	995,139
Ferguson PLC (Switzerland)	906	65,018
HD Supply Holdings, Inc.*	28,511	1,141,295
LG International Corp. (South Korea)	125	3,167
Mitsubishi Corp. (Japan)	5,500	151,656
Mitsui & Co. Ltd. (Japan)	29,900	485,080
Sojitz Corp. (Japan)	10,300	31,556
Sumitomo Corp. (Japan)	33,700	571,611
Toyota Tsusho Corp. (Japan)	5,400	216,935
United Rentals, Inc.*	7,170	1,232,595
W.W. Grainger, Inc.(a)	6,971	1,646,899
Watsco, Inc.	359	61,044

		8,315,139

Transportation Infrastructure — 0.1%
Atlantia SpA (Italy)	45,304	1,428,268
Auckland International Airport Ltd. (New Zealand)	9,278	42,589
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	2,300	23,629
Mitsubishi Logistics Corp. (Japan)	3,800	98,515
Sydney Airport (Australia)	23,054	126,500
TAV Havalimanlari Holding A/S (Turkey)	7,514	44,474
Transurban Group (Australia)	16,994	164,469

		1,928,444

Water Utilities — 0.0%
American Water Works Co., Inc.	261	23,879
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	3,500	36,223
Severn Trent PLC (United Kingdom)	1,416	41,260

		101,362

Wireless Telecommunication Services — 0.5%
America Movil SAB de CV (Mexico) (Class L Stock)	333,000	286,892
China Mobile Ltd. (China)	127,000	1,284,230

COMMON STOCKS (continued)	Shares	Value
Wireless Telecommunication Services (continued)
KDDI Corp. (Japan)	25,700	$638,377
Millicom International Cellular SA (Colombia), SDR	658	44,418
NTT DOCOMO, Inc. (Japan)	97,100	2,295,832
Reliance Communications Ltd. (India)*	138,564	78,475
SK Telecom Co. Ltd. (South Korea)	104	25,929
SoftBank Group Corp. (Japan)	8,200	649,199
Sprint Corp.*(a)	67,419	397,098
StarHub Ltd. (Singapore)	5,800	12,342
Tele2 AB (Sweden) (Class B Stock)	3,585	44,060
Telephone & Data Systems, Inc.	5,519	153,428
T-Mobile US, Inc.*	21,301	1,352,827
Total Access Communication PCL (Thailand), NVDR*	39,300	58,955
Vodafone Group PLC (United Kingdom)	1,408,375	4,451,858

		11,773,920

TOTAL COMMON STOCKS (cost $716,644,161)		791,993,558

PREFERRED STOCKS — 0.3%
Banks — 0.1%
Banco Bradesco SA (Brazil) (PRFC)	20,340	207,564
Itau Unibanco Holding SA (Brazil) (PRFC)	87,250	1,119,986
Itausa—Investimentos Itau SA (Brazil) (PRFC)	51,200	167,009

		1,494,559

Diversified Financial Services — 0.1%
GMAC Capital Trust I, Series 2, 7.201%(a)	64,707	1,679,147

Diversified Telecommunication Services — 0.0%
Telefonica Brasil SA (Brazil) (PRFC)	1,000	14,657

Food & Staples Retailing — 0.0%
Cia Brasileira de Distribuicao (Brazil) (PRFC)	1,800	42,831

Hotels, Restaurants & Leisure — 0.1%
Stars Group, Inc. (The) (Canada)*^	2,304	2,997,400

Independent Power & Renewable Electricity Producers — 0.0%
Cia Energetica de Sao Paulo (Brazil) (PRFC B)	3,000	11,938

Machinery — 0.0%
Rexnord Corp., 5.750%	2,099	122,519

Metals & Mining — 0.0%
Metalurgica Gerdau SA (Brazil) (PRFC)	22,600	39,448

Oil, Gas & Consumable Fuels — 0.0%
Halcon Resources Corp.	30,730	232,626
Surgutneftegas OJSC (Russia) (PRFC)	60,895	29,716

		262,342

TOTAL PREFERRED STOCKS (cost $5,650,750)		6,664,841

	Units
RIGHTS* — 0.0%
Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/05/18 (cost $5,961)	13,005	5,914

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES — 4.3%
Automobiles — 2.6%
American Credit Acceptance Receivables Trust, Series 2016-3, Class B, 144A
2.870%	08/12/22	800	$802,082
AmeriCredit Automobile Receivables Trust,
Series 2013-3, Class D
3.000%	07/08/19	2,147	2,148,910
Series 2014-4, Class D
3.070%	11/09/20	1,400	1,414,313
Series 2015-3, Class B
2.080%	09/08/20	1,100	1,100,507
Series 2015-3, Class D
3.340%	08/08/21	150	152,081
Series 2016-1, Class D
3.590%	02/08/22	280	284,547
Series 2017-3, Class C
2.690%	06/19/23	1,720	1,716,151
CPS Auto Receivables Trust,
Series 2015-A, Class B, 144A
2.790%	02/16/21	700	702,491
Series 2016-A, Class B, 144A
3.340%	05/15/20	300	301,938
CPS Auto Trust, Series 2016-D, Class B, 144A
2.110%	03/15/21	600	597,190
Drive Auto Receivables Trust,
Series 2015-BA, Class C, 144A
2.760%	07/15/21	432	433,500
Series 2015-BA, Class D, 144A
3.840%	07/15/21	800	812,849
Series 2015-DA, Class C, 144A
3.380%	11/15/21	472	475,036
Series 2016-AA, Class C, 144A
3.910%	05/17/21	430	433,229
Series 2016-BA, Class B, 144A
2.560%	06/15/20	731	731,390
Series 2016-BA, Class C, 144A
3.190%	07/15/22	2,148	2,164,330
Series 2016-BA, Class D, 144A
4.530%	08/15/23	800	822,464
Series 2016-CA, Class B, 144A
2.370%	11/16/20	900	901,214
Series 2016-CA, Class C, 144A
3.020%	11/15/21	2,900	2,921,905
Series 2017 BA, Class C, 144A
2.610%	08/16/21	1,775	1,777,167
Series 2017-1, Class B
2.360%	03/15/21	2,290	2,292,060
Series 2017-1, Class C
2.840%	04/15/22	2,300	2,310,175
Series 2017-2, Class B
2.250%	06/15/21	840	840,355
Series 2017-2, Class C
2.750%	09/15/23	2,200	2,203,114
Series 2017-3, Class B
2.300%	05/17/21	1,720	1,716,047
Series 2017-3, Class C
2.800%	07/15/22	1,720	1,720,870
Series 2017-3, Class D, 144A
3.530%	12/15/23	2,000	2,005,973

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
Series 2017-AA, Class B, 144A
2.510%	01/15/21	2,180	$2,186,071
Series 2017-AA, Class C, 144A
2.980%	01/18/22	1,940	1,953,015
Exeter Automobile Receivables Trust,
Series 2015-1A, Class C, 144A
4.100%	12/15/20	360	364,463
Series 2017-2A, Class A, 144A
2.110%	06/15/21	448	447,562
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class C, 144A
2.220%	05/15/20	3,000	2,997,992
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2, 144A
1.830%	08/25/19	1,000	998,605
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 144A
2.040%	01/15/21	257	257,446
Santander Drive Auto Receivables Trust,
Series 2013-3, Class D
2.420%	04/15/19	1,574	1,573,920
Series 2014-1, Class C
2.360%	04/15/20	76	76,309
Series 2014-1, Class D
2.910%	04/15/20	1,000	1,003,927
Series 2014-2, Class C
2.330%	11/15/19	134	133,839
Series 2014-3, Class D
2.650%	08/17/20	1,500	1,504,652
Series 2014-5, Class C
2.460%	06/15/20	1,291	1,293,643
Series 2015-1, Class D
3.240%	04/15/21	750	757,834
Series 2015-2, Class C
2.440%	04/15/21	475	475,999
Series 2015-2, Class D
3.020%	04/15/21	2,000	2,019,314
Series 2015-3, Class C
2.740%	01/15/21	500	502,363
Series 2015-3, Class D
3.490%	05/17/21	460	466,731
Series 2015-4, Class C
2.970%	03/15/21	390	392,693
Series 2015-5, Class C
2.740%	12/15/21	1,000	1,004,570
Series 2016-1, Class C
3.090%	04/15/22	940	949,593
Series 2016-2, Class C
2.660%	11/15/21	910	912,901
Series 2016-3, Class C
2.460%	03/15/22	1,450	1,450,190
Series 2017-1, Class B
2.100%	06/15/21	1,950	1,944,536
Series 2017-1, Class C
2.580%	05/16/22	975	972,165
Series 2017-2, Class B
2.210%	10/15/21	2,570	2,568,570
Series 2017-2, Class C
2.790%	08/15/22	2,000	2,006,342

			64,997,133

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations — 0.3%
Allegro CLO Ltd. (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.130%, 144A
—(p)	01/16/30	250	$249,999
ALM Ltd. (Cayman Islands), Series 2014-14A, Class C, 3 Month LIBOR + 3.450%, 144A
4.828%(c)	07/28/26	250	250,036
Ballyrock CLO Ltd. (Cayman Islands), Series 2016-1A, Class C, 3 Month LIBOR + 2.700%, 144A
4.059%(c)	10/15/28	1,000	1,013,865
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2016-3A, Class D, 3 Month LIBOR + 7.000%, 144A
8.363%(c)	10/20/29	500	519,997
Cedar Funding CLO Ltd. (Cayman Islands), Series 2017-8A, Class D, 3 Month LIBOR + 3.250%, 144A
4.618%(c)	10/17/30	250	254,170
GoldenTree Loan Opportunities Ltd. (Cayman Islands), Series 2015-11A, Class AR2, 3 Month LIBOR + 1.070%, 144A^
2.602%(c)	01/18/31	625	625,000
LCM LP (Cayman Islands), Series 15A, Class CR, 3 Month LIBOR + 2.400%, 144A
3.763%(c)	07/20/30	250	255,006
Madison Park Funding Ltd. (Cayman Islands), Series 2014-14A, Class DR, 3 Month LIBOR + 3.250%, 144A
4.613%(c)	07/20/26	250	252,046
Octagon Investment Partners 27 Ltd. (Cayman Islands), Series 2016-1A, Class E, 3 Month LIBOR + 7.100%, 144A
8.459%(c)	07/15/27	1,000	1,036,854
Octagon Investment Partners Ltd. (Cayman Islands), Series 2013-1A, Class A2R, 3 Month LIBOR + 1.680%, 144A
3.047%(c)	10/25/25	1,500	1,504,294
Palmer Square CLO Ltd. (Cayman Islands), Series 2014-1A, Class BR2, 3 Month LIBOR + 1.850%, 144A
3.399%(c)	01/17/31	250	250,000
Race Point CLO Ltd. (Cayman Islands), Series 2015-9A, Class A1AR, 3 Month LIBOR + 1.210%, 144A
2.569%(c)	10/15/30	500	502,439
Stewart Park CLO Ltd. (Cayman Islands), Series 2015-1A, Class CR, 3 Month LIBOR + 1.800%, 144A
3.520%(c)	01/15/30	400	400,000
Series 2015-1A, Class ER, 3 Month LIBOR + 5.280%, 144A
6.728%(c)	01/15/30	250	246,220
TICP CLO Ltd. (Cayman Islands), Series 2017-9A, Class A, 3 Month LIBOR + 1.140%, 144A
2.798%(c)	01/20/31	500	500,000

			7,859,926

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Consumer Loans — 1.1%
Avant Loans Funding Trust, Series 2016-A, Class B, 144A
7.650%	06/15/20	254	$254,577
Series 2016-B, Class B, 144A
7.800%	09/15/20	1,329	1,341,829
Series 2016-C, Class B, 144A
4.920%	11/16/20	1,764	1,781,206
Series 2017-B, Class A, 144A
2.290%	06/15/20	2,246	2,245,382
CLUB Credit Trust, Series 2017-P2, Class A, 144A
2.610%	01/15/24	1,750	1,750,035
Marlette Funding Trust, Series 2017-2A, Class A, 144A
2.390%	07/15/24	1,799	1,798,432
Series 2017-3A, Class A, 144A
2.360%	12/15/24	2,442	2,441,204
OneMain Financial Issuance Trust, Series 2015-1A, Class A, 144A
3.190%	03/18/26	2,500	2,512,781
Series 2015-2A, Class A, 144A
2.570%	07/18/25	1,025	1,023,888
Series 2015-2A, Class C, 144A
4.320%	07/18/25	100	100,350
Series 2016-2A, Class A, 144A
4.100%	03/20/28	1,500	1,519,377
SoFi Consumer Loan Program LLC, Series 2016-3, Class A, 144A
3.050%	12/26/25	788	792,013
Series 2017-1, Class A, 144A
3.280%	01/26/26	1,223	1,235,261
Series 2017-3, Class A, 144A
2.770%	05/25/26	1,246	1,246,243
Series 2017-6, Class A1, 144A
2.200%	11/25/26	945	943,175
Series 2017-6, Class A2, 144A
2.820%	11/25/26	950	949,268
SoFi Consumer Loan Program Trust, Series 2015-1, Class A, 144A
3.280%	09/15/23	1,024	1,030,851
Springleaf Funding Trust, Series 2015-AA, Class A, 144A
3.160%	11/15/24	600	602,383
Trafigura Securitisation Finance PLC (Ireland), Series 2017-1A, Class A1, 1 Month LIBOR + 0.850%, 144A
2.327%(c)	12/15/20	2,590	2,601,248

			26,169,503

Credit Cards — 0.1%
Chase Issuance Trust, Series 2012-A7, Class A7
2.160%	09/16/24	750	740,468
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6
2.150%	07/15/21	1,930	1,931,999

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (continued)
Credit Cards (continued)
Discover Card Execution Note Trust, Series 2015-A2, Class A
1.900%	10/17/22	750		$745,562

				3,418,029

Other — 0.1%
SPS Servicer Advance Receivables Trust, Series 2016-T1, Class AT1, 144A
2.530%	11/16/48	2,625		2,611,891

Residential Mortgage-Backed Securities — 0.0%
Countrywide Asset-Backed Certificates Trust, Series 2004-6, Class 2A5, 1 Month LIBOR + 0.780%
2.332%(c)	11/25/34	132		131,351
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-WHQ2, Class M2, 1 Month LIBOR + 0.950%
2.497%(c)	02/25/35	18		17,558

				148,909

Student Loans — 0.1%
AccessLex Institute, Series 2004-A, Class A2, 3 Month LIBOR + 0.260%
1.627%(c)	04/25/29	—	(r)	595
College Loan Corp. Trust I, Series 2004-1, Class A4, 3 Month LIBOR + 0.190%
1.557%(c)	04/25/24	351		350,518
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4, 3 Month LIBOR + 0.310%
1.985%(c)	09/27/35	340		339,999
SLM Private Credit Student Loan Trust, Series 2003-B, Class A2, 3 Month LIBOR + 0.400%
1.988%(c)	03/15/22	22		21,629
Series 2003-C, Class A2, 3 Month LIBOR + 0.390%
1.978%(c)	09/15/20	19		18,619
Series 2005-A, Class A3, 3 Month LIBOR + 0.200%
1.788%(c)	06/15/23	1,650		1,646,432
Series 2006-A, Class A4, 3 Month LIBOR + 0.190%
1.778%(c)	12/15/23	106		105,490
SLM Private Education Loan Trust, Series 2010-A, Class 1A, Prime Index + (0.050)%, 144A
4.200%(c)	05/16/44	232		236,677
Series 2011-B, Class A2, 144A
3.740%	02/15/29	264		267,903
Series 2012-D, Class A2, 144A
2.950%	02/15/46	240		240,439
SLM Student Loan Trust, Series 2012-5, Class A2, 1 Month LIBOR + 0.300%
1.628%(c)	06/25/19	28		28,466
SoFi Professional Loan Program LLC, Series 2015-B, Class A2, 144A
2.510%	09/27/32	78		77,436

				3,334,203

TOTAL ASSET-BACKED SECURITIES (cost $108,402,443)				108,539,594

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS — 1.2%
Aerospace & Defense — 0.0%
Sequa Mezzanine Holdings LLC, Initial Loan (Second Lien), 1 Month LIBOR + 9.000%^
10.374%(c)	04/28/22	75	$75,749
Initial Term Loan (First Lien), 1 Month LIBOR + 5.000%
6.549%(c)	11/28/21	207	208,124

			283,873

Air Freight & Logistics — 0.0%
Ceva Group PLC, Pre-Funded L/C Loan, 3 Month LIBOR + (0.100)%
3.250%(c)	03/19/21	175	166,499
CEVA InterCompany BV, Dutch BV Term Loan, 1 - 2 Month LIBOR + 5.500%
6.878%(c)	03/19/21	180	170,905
Ceva Logistics Canada, ULC, Canadian Term Loan, 1 Month LIBOR + 5.500%
6.878%(c)	03/19/21	28	26,189
Ceva Logistics U.S. Holdings Inc., US Term Loan, 1 Month LIBOR + 5.500%
6.878%(c)	03/19/21	256	243,289

			606,882

Airlines — 0.0%
Northwest Airlines, Inc., Term Loan, 3 Month LIBOR + 1.230%^
2.682%(c)	09/10/18	27	26,603
2.682%(c)	09/10/18	27	26,438
2.682%(c)	09/10/18	26	25,983

			79,024

Capital Markets — 0.0%
Clipper Acquisitions Corp., Term Loan B,
—%(p)	12/27/24	97	97,162

Chemicals — 0.1%
Alpha 3 B.V., Initial Term B-1 Loan, 1 Month LIBOR + 3.000%
4.693%(c)	01/31/24	145	146,042
Ascend Performance Materials Operations LLC, Term B Loan, 1 Month LIBOR + 5.250%^
6.943%(c)	08/12/22	361	362,901
H.B. Fuller Company, Commitment, 1 Month LIBOR + 2.250%
3.751%(c)	10/20/24	318	319,175
Tronox Finance LLC, Initial Dollar Term Loan (First Lien), 1 Month LIBOR + 3.000%
4.693%(c)	09/23/24	87	87,677
Tronox LLC, Blocked Dollar Term Loan (First Lien), 1 Month LIBOR + 3.000%
4.693%(c)	09/23/24	38	37,993

			953,788

Coal — 0.0%
CONSOL Energy Inc. (fka Consol Mining Corporation), Initial Term B Loan,
—%(p)	11/28/22	32	32,399

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Commercial Services — 0.0%
Greenrock Finance, Inc., Initial USD Term B Loan (First Lien), 1 Month LIBOR + 3.500%
5.193%(c)	06/28/24	63	$63,263
Hayward Industries, Inc., Initial Term Loan (First Lien), 1 Month LIBOR + 3.500%
5.069%(c)	08/05/24	67	66,958
Laureate Education, Inc., Series 2024 Term Loan, 1 Month LIBOR + 4.500%
6.069%(c)	04/26/24	149	149,433
Team Health Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 2.750%
4.319%(c)	02/06/24	57	55,052

			334,706

Commercial Services & Supplies — 0.0%
West Corp., Term B Loan, 1 Month LIBOR + 4.000%
5.350%(c)	10/10/24	599	600,930

Distribution/Wholesale — 0.0%
Beacon Roofing Supply, Inc., Term Loan B,
—%(p)	01/02/25	156	156,334
HD Supply Waterworks Ltd., Initial Term Loan, 2 Month LIBOR + 3.000%
4.455%(c)	08/01/24	154	154,769

			311,103

Diversified Financial Services — 0.0%
Capri Acquisitions BidCo Ltd., Initial Dollar Term Loan, 1 Month LIBOR + 3.250%
4.627%(c)	11/01/24	120	120,269
Tempo Acquisition LLC, Initial Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	05/01/24	310	308,367

			428,636

Diversified Telecommunication Services — 0.1%
New LightSquared LLC, Term Loan,^
—%(p)	06/15/20	2,700	2,497,418

Electrical Equipment — 0.0%
Generac Power Systems, Inc., 2017-2 New Term Loan,
—%(p)	05/31/23	410	410,256

Engineering & Construction — 0.1%
Brand Energy & Infrastructure Services, Inc., Initial Term Loan, 1 Month LIBOR + 4.250%
5.620%(c)	06/21/24	1,921	1,927,087

Foods — 0.0%
Chobani LLC (Chobani Idaho LLC), New Term Loan (First Lien), 1 Month LIBOR + 3.500%
5.069%(c)	10/10/23	72	73,087

Health Care Providers & Services — 0.0%
Wink Holdco, Inc., Initial Term Loan (First Lien), 1 Month LIBOR + 3.000%^
4.490%(c)	12/02/24	100	100,749

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Healthcare-Products — 0.1%
DJO Finance LLC, Initial Term Loan, 1 - 3 Month LIBOR + 3.250%
4.702%(c)	06/08/20	606	$597,231
Immucor, Inc., Term B-3 Loan, 1 Month LIBOR + 5.000%
6.569%(c)	06/15/21	870	882,853
Ortho-Clinical Diagnostics Holdings Luxembourg S.À R.L., Initial Term Loan, 1 Month LIBOR + 3.750%
5.443%(c)	06/30/21	40	39,646

			1,519,730

Hotels, Restaurants & Leisure — 0.0%
Aristocrat Leisure Ltd., New 2017 Term Loan,
—%(p)	10/19/24	375	375,703

Household Products/Wares — 0.0%
Diamond (BC) B.V., Initial USD Term Loan, 1 Month LIBOR + 3.000%
4.423%(c)	09/06/24	136	136,292

Independent Power & Renewable Electricity Producers — 0.0%
Exgen Renewables IV, LLC, Term Loan, 1 Month LIBOR + 3.000%^
4.468%(c)	11/28/24	94	94,939

Insurance — 0.0%
Alliant Holdings Intermediate LLC, Initial Term Loan, 1 Month LIBOR + 3.250%
4.802%(c)	08/12/22	162	162,806
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.000%
7.569%(c)	08/04/25	166	170,496
USI, Inc. (fka Compass Investors Inc.), 2017 New Term Loan, 1 Month LIBOR + 3.000%
4.693%(c)	05/16/24	104	103,559

			436,861

Internet Software & Services — 0.1%
McAfee LLC, Closing Date USD Term Loan, 1 Month LIBOR + 4.500%
6.069%(c)	09/30/24	328	326,947
Sedgwick Claims Management Services, Inc., Initial Loan (Second Lien),
—%(p)	02/28/22	164	164,615
Initial Term Loan (First Lien),
—%(p)	03/01/21	562	560,127

			1,051,689

IT Services — 0.0%
Peak 10 Holding Corp., Initial Term Loan (First Lien), 1 Month LIBOR + 3.500%
5.193%(c)	08/01/24	181	180,773
Initial Term Loan (Second Lien), 2 Month LIBOR + 7.250%
8.627%(c)	08/01/25	76	76,379

			257,152

Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., Initial Loan (Second Lien), 1 Month LIBOR + 7.000%
8.569%(c)	08/30/25	30	29,288
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Life Sciences Tools & Services (continued)
4.819%(c)	08/30/24	180	$176,857

			206,145

Lodging — 0.0%
Caesars Resort Collection LLC, Term B Loan, 1 Month LIBOR + 2.750%
4.336%(c)	12/23/24	636	638,543

Machinery — 0.0%
Accudyne Industries Borrower S.C.A./Accudyne Industries LLC, Initial Term Loan, 1 Month LIBOR + 3.750%
5.319%(c)	08/18/24	587	589,738

Machinery-Construction & Mining — 0.0%
Vertiv Group Corp., Term B Loan, 1 Month LIBOR + 4.000%
5.350%(c)	11/30/23	552	552,179

Media — 0.1%
Charter Communications Operating LLC, Term B Loan,
—%(p)	04/30/25	475	475,324
CSC Holdings LLC, March 2017 Refinancing Term Loan, 1 Month LIBOR + 2.250%
3.741%(c)	07/17/25	66	66,099
Sinclair Television Group, Inc., Term Loan B,
—%(p)	12/12/24	324	323,696
Virgin Media Bristol LLC, K Facility, 1 Month LIBOR + 2.500%
3.977%(c)	01/15/26	474	473,578

			1,338,697

Miscellaneous Manufacturing — 0.0%
Gates Global LLC, Initial B-2 Dollar Term Loan, 1 Month LIBOR + 3.000%
4.693%(c)	04/01/24	331	332,409

Oil & Gas — 0.1%
California Resources Corp., Initial Loan,
—%(p)	12/31/22	676	677,689
Chesapeake Energy Corp., Class A Loan, 1 Month LIBOR + 7.500%
8.954%(c)	08/23/21	1,413	1,501,303
Gavilan Resources, LLC, Initial Term Loan (Second Lien), 1 Month LIBOR + 6.000%
7.460%(c)	03/01/24	329	325,299
Medallion Midland Acquisition, LLC, Initial Term Loan, 1 Month LIBOR + 3.250%
4.819%(c)	10/30/24	219	218,863

			2,723,154

Oil & Gas Services — 0.1%
Pioneer Energy Services Corp., Term Loan, 1 Month LIBOR + 7.750%^
9.157%(c)	11/08/22	717	729,548
Weatherford International Ltd., Term Loan, 1 Month LIBOR + 2.300%^
3.870%(c)	07/13/20	308	300,758

			1,030,306

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Oil, Gas & Consumable Fuels — 0.1%
BCP Renaissance Parent LLC, Initial Term Loan, 1 Month LIBOR + 4.000%
5.380%(c)	10/31/24	314	$317,664
CITGO Holding, Inc., Term Loan, 1 - 2 Month LIBOR + 8.500%
9.835%(c)	05/12/18	352	353,693
Vine Oil & Gas LP, Term Loan B, 1 Month LIBOR + 6.875%^
8.444%(c)	11/25/21	321	316,185

			987,542

Real Estate Investment Trusts (REITs) — 0.0%
VICI Properties 1 LLC, Term B Loan,
—%(p)	12/20/24	552	552,115

Retail — 0.0%
Belron Finance US LLC, Initial Term B Loan, 1 Month LIBOR + 2.500%
3.892%(c)	11/07/24	145	146,359
Neiman Marcus Group Inc., (The), Other Term Loan, 1 Month LIBOR + 3.250%
4.642%(c)	10/25/20	344	279,861

			426,220

Software — 0.1%
Applied Systems, Inc., Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
4.943%(c)	09/19/24	145	146,024
Initial Term Loan (Second Lien), 1 Month LIBOR + 7.000%
8.693%(c)	09/19/25	34	35,148
Ascend Learning LLC, Initial Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	07/12/24	73	73,163
BMC Software Finance, Inc., Initial B-2 US Term Loan, 1 Month LIBOR + 3.250%
4.819%(c)	09/10/22	641	641,595
Cypress Intermediate Holdings III, Inc., Initial Term Loan (First Lien), 1 Month LIBOR + 3.000%
4.570%(c)	04/29/24	139	138,843
Initial Term Loan (Second Lien), 1 Month LIBOR + 6.750%
8.319%(c)	04/28/25	41	41,854
Infor (US), Inc., Tranche B-6 Term Loan, 1 Month LIBOR + 2.750%
4.443%(c)	02/01/22	337	337,902
Mitchell International, Inc., Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
4.943%(c)	11/29/24	307	306,597
Initial Term Loan (Second Lien), 1 Month LIBOR + 7.250%
8.943%(c)	12/01/25	171	172,443
Term Loan,
—%(p)	11/15/24	25	25,212
Unitymedia Finance LLC, Facility D Loan,
—%(p)	01/15/26	200	200,072
Veritas U.S, Inc., New Dollar Term B Loan, 1 Month LIBOR + 4.500%
6.193%(c)	01/27/23	844	849,511

			2,968,364

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Technology — 0.0%
Kronos, Inc.,
Initial Term Loan (Second Lien), 2 Month LIBOR + 8.250%
9.627%(c)	11/01/24	693	$718,295

Telecommunications — 0.2%
CenturyLink, Inc.,
Initial Term B Loan, PRIME + 1.750%/1 Month LIBOR + 2.750%
4.806%(c)	01/31/25	937	902,866
Digicel International Finance Ltd.,
Initial Term B Loan (First Lien), 1 Month LIBOR + 3.750%
5.310%(c)	05/27/24	506	507,376
Intelsat Jackson Holdings S.A.,
Tranche B-4 Term Loan,
— %(p)	01/02/24	274	277,025
Tranche B-5 Term Loan,
6.625%	01/02/24	1,783	1,802,684
Ligado Networks LLC,
Junior Loan, ^
— %(p)	12/07/20	671	407,788
MTN Infrastructure TopCo, Inc.,
Delayed Draw Term Loan,
— %(p)	11/15/24	69	69,311
Initial Term Loan, 1 Month LIBOR + 3.250%
4.819%(c)	11/15/24	71	70,770

			4,037,820

Transportation — 0.0%
Deck Chassis Acquisition Inc.,
Term Loan Second Lien, ^
—%(p)	06/15/23	56	56,839

TOTAL BANK LOANS (cost $29,879,813)			29,767,832

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.8%
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class B
4.366%(cc)	09/15/48	240	251,677
Citigroup Commercial Mortgage Trust,
Series 2016-GC36, Class A5
3.616%	02/10/49	370	383,116
Commercial Mortgage Trust,
Series 2012-LC4, Class A4
3.288%	12/10/44	200	203,621
Series 2013-LC6, Class AM
3.282%	01/10/46	190	191,985
Series 2014-CR17, Class A5
3.977%	05/10/47	360	380,591
Series 2014-UBS6, Class A5
3.644%	12/10/47	350	363,694
CSAIL Commercial Mortgage Trust,
Series 2015-C2, Class A4
3.504%	06/15/57	200	204,871
DBJPM Mortgage Trust,
Series 2016-C1, Class B
4.195%(cc)	05/10/49	220	224,378
Series 2016-C3, Class A5
2.890%	09/10/49	500	492,982

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates,
Series K025, Class A2
2.682%	10/25/22	1,700	$1,720,125
Series K038, Class A2
3.389%	03/25/24	700	731,550
Series K056, Class A2
2.525%	05/25/26	1,190	1,166,152
Series K057, Class A2
2.570%	07/25/26	1,175	1,155,689
Series K062, Class A2
3.413%	12/25/26	2,640	2,757,140
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class AS
4.085%	05/10/45	160	165,985
Series 2013-GC16, Class A3
4.244%	11/10/46	250	267,969
Series 2014-GC20, Class A5
3.998%	04/10/47	490	518,296
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C14, Class A4
4.133%(cc)	08/15/46	250	266,350
Series 2013-C14, Class AS
4.409%(cc)	08/15/46	130	137,925
Series 2013-C17, Class A4
4.199%	01/15/47	510	546,173
Series 2014-C19, Class A4
3.997%	04/15/47	880	930,945
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2011-C5, Class A3
4.171%	08/15/46	156	163,321
Series 2012-C8, Class A3
2.829%	10/15/45	382	384,158
Series 2012-CBX, Class AS
4.271%	06/15/45	170	177,928
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C10, Class A4
4.082%(cc)	07/15/46	500	531,589
Series 2013-C13, Class A4
4.039%	11/15/46	310	328,490
Series 2014-C14, Class AS
4.384%(cc)	02/15/47	150	157,566
Series 2015-C20, Class A4
3.249%	02/15/48	700	709,653
Morgan Stanley Capital I Trust,
Series 2012-C4, Class A4
3.244%	03/15/45	330	336,588
Series 2015-MS1, Class A4
3.779%(cc)	05/15/48	450	473,259
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A5
2.850%	12/10/45	725	727,553
Series 2013-C6, Class A4
3.244%	04/10/46	650	662,515
WFRBS Commercial Mortgage Trust,
Series 2012-C8, Class AS
3.660%	08/15/45	340	348,547
Series 2012-C10, Class A3
2.875%	12/15/45	595	597,248

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-C10, Class AS
3.241%	12/15/45		390	$390,677
Series 2013-C15, Class A4
4.153%(cc)	08/15/46		450	480,280
Series 2014-C25, Class B
4.236%(cc)	11/15/47		210	216,264

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $19,916,908)				19,746,850

CONVERTIBLE BONDS — 0.0%
Media — 0.0%
DISH Network Corp.,
Sr. Unsec’d. Notes
3.375%	08/15/26		481	523,388

Semiconductors — 0.0%
Micron Technology, Inc.,
Sr. Unsec’d. Notes
3.000%	11/15/43		192	276,840

TOTAL CONVERTIBLE BONDS (cost $706,312)				800,228

CORPORATE BONDS — 24.4%
Advertising — 0.1%
Acosta, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	10/01/22		256	186,879
Clear Channel International BV,
Gtd. Notes, 144A
8.750%	12/15/20		963	994,298
MDC Partners, Inc.,
Gtd. Notes, 144A
6.500%	05/01/24		411	413,055
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes
5.250%	02/15/22		400	409,999

				2,004,231

Aerospace & Defense — 0.4%
Arconic, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24	(a)	885	944,590
5.900%	02/01/27		162	181,957
5.950%	02/01/37		62	67,425
6.150%	08/15/20		135	145,139
6.750%	01/15/28		252	296,934
General Dynamics Corp.,
Gtd. Notes
2.625%	11/15/27		900	871,371
Harris Corp.,
Sr. Unsec’d. Notes
1.999%	04/27/18		260	259,728
2.700%	04/27/20		70	70,281
KLX, Inc.,
Gtd. Notes, 144A
5.875%	12/01/22		1,018	1,066,050

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Kratos Defense & Security Solutions, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	11/30/25	191	$198,640
L3 Technologies, Inc.,
Gtd. Notes
4.750%	07/15/20	500	526,017
4.950%	02/15/21	966	1,023,086
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.500%	11/23/20	460	462,939
3.800%	03/01/45	80	81,023
4.090%	09/15/52	375	392,552
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25	965	959,267
Pioneer Holdings LLC/Pioneer Finance Corp.,
Sr. Sec’d. Notes, 144A
9.000%	11/01/22	197	203,649
Rockwell Collins, Inc.,
Sr. Unsec’d. Notes
2.800%	03/15/22	990	991,395
Spirit AeroSystems, Inc.,
Gtd. Notes
3.850%	06/15/26	125	126,931
TransDigm, Inc.,
Gtd. Notes
6.000%	07/15/22	966	985,320
6.375%	06/15/26	42	42,420
6.500%	07/15/24	64	65,600
6.500%	05/15/25	481	491,823

			10,454,137

Agriculture — 0.4%
Altria Group, Inc.,
Gtd. Notes
3.875%	09/16/46	460	456,463
5.375%	01/31/44	225	273,706
BAT Capital Corp. (United Kingdom),
Gtd. Notes, 144A
2.297%	08/14/20	1,130	1,123,784
2.764%	08/15/22	1,005	999,527
3.222%	08/15/24	900	899,964
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.875%	01/15/19	575	573,926
2.000%	02/21/20	2,000	1,987,549
4.125%	03/04/43	500	514,197
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
2.300%	06/12/18	330	330,387
3.250%	06/12/20	73	74,175
4.000%	06/12/22	170	177,621
5.850%	08/15/45	485	605,653
6.150%	09/15/43	100	128,530
6.875%	05/01/20	500	548,197

			8,693,679

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Airlines — 0.1%
Continental Airlines 2012-3 Class C Pass-Through Trust,
Pass-Through Certificates
6.125%	04/29/18			950	$959,975
Virgin Australia 2013-1C Pass-Through Trust (Australia),
Pass-Through Certificates, 144A
7.125%	10/23/18			219	222,221

					1,182,196

Apparel — 0.0%
Levi Strauss & Co.,
Sr. Unsec’d. Notes
3.375%	03/15/27		EUR	100	125,924
SMCP Group SAS (China),
Sr. Sec’d. Notes
5.875%	05/01/23		EUR	54	69,855

					195,779

Auto Manufacturers — 0.5%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
1.897%	08/12/19			515	511,123
2.021%	05/03/19			1,100	1,095,013
2.425%	06/12/20			790	785,319
3.336%	03/18/21			685	695,710
5.000%	05/15/18			500	505,089
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35			100	105,973
5.200%	04/01/45			500	528,320
6.250%	10/02/43			100	118,447
6.750%	04/01/46			450	566,581
General Motors Financial Co., Inc.,
Gtd. Notes
2.400%	05/09/19			495	495,120
2.650%	04/13/20			1,100	1,100,232
3.100%	01/15/19			1,245	1,251,663
3.450%	04/10/22			775	785,332
4.200%	03/01/21			800	831,964
4.350%	01/17/27			500	520,024
5.250%	03/01/26			305	335,381
Jr. Sub. Notes
5.750%	12/31/49			424	436,648
Navistar International Corp.,
Sr. Unsec’d. Notes, 144A
6.625%	11/01/25			324	338,055
Tesla, Inc.,
Gtd. Notes, 144A
5.300%	08/15/25	(a)		560	534,800
Wabash National Corp.,
Gtd. Notes, 144A
5.500%	10/01/25			265	266,988

					11,807,782

Auto Parts & Equipment — 0.1%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	10/01/24			19	19,594

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Auto Parts & Equipment (continued)
Gestamp Funding Luxembourg SA (Spain),
Sec’d. Notes
3.500%	05/15/23		EUR	100	$125,433
HP Pelzer Holding GmbH (Germany),
Sr. Sec’d. Notes
4.125%	04/01/24		EUR	100	124,533
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, Cash coupon 3.250% or PIK 4.000%
3.250%	09/15/23		EUR	225	281,439
Sr. Sec’d. Notes, Cash coupon 3.750% or PIK 4.500%
3.750%	09/15/26		EUR	100	128,369
Sr. Sec’d. Notes, 144A, Cash coupon 4.125% or PIK 4.875%
4.125%	09/15/21			238	242,165
Sr. Sec’d. Notes, 144A, Cash coupon 4.500% or PIK 5.250%
4.500%	09/15/23			254	258,924
Lear Corp.,
Sr. Unsec’d. Notes
3.800%	09/15/27			1,700	1,701,461
LKQ Italia Bondco SpA,
Gtd. Notes
3.875%	04/01/24		EUR	100	130,910

					3,012,828

Banks — 3.6%
Allied Irish Banks PLC (Ireland),
Sub. Notes, EMTN
4.125%	11/26/25		EUR	200	260,934
Australia & New Zealand Banking Group Ltd. (Australia),
Sr. Unsec’d. Notes
2.050%	09/23/19			1,400	1,395,037
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes
7.000%	12/29/49		EUR	200	252,169
Banco BPM SpA (Italy),
Sr. Unsec’d. Notes, EMTN
2.750%	07/27/20		EUR	100	124,912
Banco Espirito Santo SA (Portugal),
Sr. Unsec’d. Notes, EMTN(d)
2.625%	05/08/17		EUR	300	107,986
4.750%	01/15/18		EUR	400	140,382
Banco Santander SA (Spain),
Jr. Sub. Notes
6.250%	03/12/49		EUR	200	250,773
Sr. Unsec’d. Notes
3.500%	04/11/22			800	815,718
Bank of America Corp.,
Jr. Sub. Notes
5.125%	12/29/49	(a)		310	314,805
6.100%	12/29/49			618	678,255
6.250%	09/29/44			820	906,141
6.500%	10/29/49			304	345,419
Sr. Unsec’d. Notes, 144A
3.004%	12/20/23			331	331,850
Sr. Unsec’d. Notes, MTN
2.650%	04/01/19			1,275	1,282,239
2.881%	04/24/23			1,800	1,802,647
3.824%	01/20/28			900	930,933

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Banks (continued)
Sub. Notes
6.110%	01/29/37			150	$191,768
Bank of America NA,
Sr. Unsec’d. Notes
1.650%	03/26/18			1,110	1,110,053
Bank of Ireland (Ireland),
Sub. Notes, EMTN
4.250%	06/11/24		EUR	100	126,434
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
2.100%	12/12/19			670	668,143
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
2.100%	08/01/18			500	500,475
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
1.700%	06/11/18			900	899,533
Bankia SA (Spain),
Sub. Notes
3.375%	03/15/27		EUR	100	125,899
Sub. Notes, MTN
4.000%	05/22/24		EUR	100	124,788
Barclays PLC (United Kingdom),
Jr. Sub. Notes
7.250%	03/15/23		GBP	200	294,670
BNP Paribas SA (France),
Gtd. Notes, MTN
2.400%	12/12/18			1,000	1,002,821
CaixaBank SA (Spain),
Sub. Notes, EMTN
3.500%	02/15/27		EUR	100	127,058
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.400%	10/30/20			975	969,016
2.500%	05/12/20			440	439,449
3.300%	10/30/24			500	497,376
Capital One NA,
Sr. Unsec’d. Notes
2.350%	01/31/20			1,400	1,395,785
2.650%	08/08/22			1,200	1,187,436
CIT Group, Inc.,
Jr. Sub. Notes
5.800%	12/31/49	(a)		585	602,549
Sr. Unsec’d. Notes
5.000%	08/01/23			463	493,095
Sr. Unsec’d. Notes, MTN
6.000%	04/01/36			450	474,749
Citibank NA,
Sr. Unsec’d. Notes
1.850%	09/18/19			1,000	993,850
Citigroup, Inc.,
Jr. Sub. Notes
5.875%	12/29/49	(a)		700	726,250
5.950%	12/29/49			375	395,275
6.125%	12/29/49	(a)		320	340,400
Sr. Unsec’d. Notes
2.050%	06/07/19			1,400	1,395,939
2.450%	01/10/20			280	280,129
2.500%	07/29/19			1,100	1,103,376

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Banks (continued)
2.750%	04/25/22		1,100	$1,097,774
3.668%	07/24/28		2,400	2,434,919
4.500%	01/14/22		800	851,010
Citizens Bank NA,
Sr. Unsec’d. Notes
2.250%	03/02/20		375	373,214
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
4.375%	08/04/25		250	263,901
Gtd. Notes, MTN
3.875%	02/08/22		600	630,231
Jr. Sub. Notes
6.625%	12/29/49	EUR	200	277,464
Sr. Unsec’d. Notes
2.250%	01/14/19		500	500,538
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN
1.750%	01/29/18		900	900,007
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
2.750%	03/26/20		555	557,164
3.450%	04/16/21		685	700,995
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
3.300%	11/16/22		1,400	1,392,864
Discover Bank,
Sr. Unsec’d. Notes
2.000%	02/21/18		500	500,035
2.600%	11/13/18		490	491,663
Erste Group Bank AG (Austria),
Jr. Sub. Notes
6.500%	12/31/49	EUR	200	278,088
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.000%	12/31/49		925	910,200
Sr. Unsec’d. Notes
2.000%	04/25/19		105	104,683
2.300%	12/13/19		895	894,426
2.350%	11/15/21		370	364,391
2.550%	10/23/19		755	756,420
2.625%	01/31/19		400	401,728
2.875%	02/25/21		875	881,470
3.000%	04/26/22		800	803,136
3.272%	09/29/25		900	896,374
3.500%	11/16/26		365	367,137
3.625%	01/22/23		200	206,606
3.750%	02/25/26		1,700	1,744,354
3.850%	01/26/27		200	205,331
4.017%	10/31/38		400	411,357
5.750%	01/24/22		600	665,298
6.250%	02/01/41		300	404,280
Sub. Notes
6.750%	10/01/37		450	602,390
HBOS Capital Funding LP (United Kingdom),
Gtd. Notes
6.850%	03/29/49		200	204,690
Hongkong & Shanghai Banking Corp. Ltd. (The) (Hong Kong),
Jr. Sub. Notes
1.625%	12/31/49	HKD	100	87,999

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Banks (continued)
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
6.000%	12/31/49		418	$439,422
Sr. Unsec’d. Notes
3.033%	11/22/23		590	591,188
3.400%	03/08/21		1,050	1,073,202
3.600%	05/25/23		500	514,429
3.900%	05/25/26		1,000	1,037,139
4.300%	03/08/26		465	494,379
Sub. Notes
4.375%	11/23/26		600	626,411
5.250%	03/14/44		300	351,789
6.500%	09/15/37		150	197,262
Huntington National Bank (The),
Sr. Unsec’d. Notes
2.375%	03/10/20		520	519,208
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.150%	03/29/22		345	349,126
Intesa Sanpaolo SpA (Italy),
Jr. Sub. Notes, EMTN
7.000%	12/29/49	EUR	400	530,777
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.000%	12/29/49		650	661,297
5.300%	12/29/49		574	595,295
6.100%	10/29/49		165	181,302
Sr. Unsec’d. Notes
2.250%	01/23/20		1,000	999,331
2.400%	06/07/21		800	795,705
2.550%	03/01/21		1,100	1,100,582
2.700%	05/18/23		800	794,755
2.950%	10/01/26		800	785,792
3.200%	01/25/23		200	204,000
3.220%	03/01/25		900	907,018
3.250%	09/23/22		400	409,541
4.260%	02/22/48		600	649,415
4.350%	08/15/21		400	424,246
Sub. Notes
3.375%	05/01/23		500	508,231
3.625%	12/01/27		800	808,620
3.875%	09/10/24		700	730,186
4.950%	06/01/45		300	348,677
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.998%	02/22/22		195	196,239
Morgan Stanley,
Jr. Sub. Notes
5.450%	07/29/49		779	799,644
Sr. Unsec’d. Notes
2.800%	06/16/20		995	1,003,977
Sr. Unsec’d. Notes, GMTN
2.450%	02/01/19		1,275	1,278,230
4.000%	07/23/25		365	382,174
Sr. Unsec’d. Notes, MTN
2.625%	11/17/21		800	796,354
2.750%	05/19/22		600	597,798
3.125%	07/27/26		2,180	2,150,199
4.300%	01/27/45		500	539,289

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Banks (continued)
5.625%	09/23/19			400	$421,526
Sub. Notes, MTN
4.100%	05/22/23			1,300	1,354,393
National Bank of Canada (Canada),
Gtd. Notes
2.150%	06/12/20			900	894,887
National Bank of Greece SA (Greece),
Covered Bonds, EMTN
2.750%	10/19/20		EUR	125	151,322
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.800%	04/05/26			1,002	1,076,606
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes, 144A
3.400%	01/18/23			285	283,890
Skandinaviska Enskilda Banken AB (Sweden),
Sr. Unsec’d. Notes
2.300%	03/11/20			1,700	1,696,705
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes
1.762%	10/19/18			285	284,592
1.966%	01/11/19			805	803,039
Svenska Handelsbanken AB (Sweden),
Gtd. Notes, MTN
2.450%	03/30/21			1,600	1,597,782
UniCredit SpA (Italy),
Sub. Notes, EMTN
4.375%	01/03/27		EUR	100	130,013
6.950%	10/31/22		EUR	100	147,526
Wells Fargo & Co.,
Jr. Sub. Notes
5.875%	12/29/49	(a)		740	819,587
5.900%	12/29/49			435	465,320
Sr. Unsec’d. Notes, MTN
3.000%	01/22/21			1,500	1,521,368
Sub. Notes, MTN
4.100%	06/03/26			280	293,614
4.650%	11/04/44			175	190,836
Wells Fargo Bank NA,
Sr. Unsec’d. Notes
1.750%	05/24/19			1,400	1,392,220
Sr. Unsec’d. Notes, MTN
2.150%	12/06/19			800	798,766
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
1.600%	08/19/19			1,200	1,187,534
2.150%	03/06/20			1,100	1,095,101

					90,547,509

Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
2.650%	02/01/21			770	773,864
3.300%	02/01/23			900	920,964
Constellation Brands, Inc.,
Gtd. Notes
3.700%	12/06/26			1,200	1,233,879

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Beverages (continued)
Molson Coors Brewing Co.,
Gtd. Notes
1.450%	07/15/19			110	$108,626
2.250%	03/15/20			350	348,235
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.750%	03/01/23			600	605,458
4.000%	03/05/42			100	106,004

					4,097,030

Biotechnology — 0.2%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.650%	05/11/22			705	703,103
Baxalta, Inc.,
Gtd. Notes
2.875%	06/23/20			470	473,036
Biogen, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/20			180	182,452
Celgene Corp.,
Sr. Unsec’d. Notes
2.250%	08/15/21	(a)		1,500	1,477,731
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.050%	04/01/19			800	799,983
2.550%	09/01/20			890	897,909

					4,534,214

Building Materials — 0.1%
CPG Merger Sub LLC,
Gtd. Notes, 144A
8.000%	10/01/21			387	399,578
James Hardie International Finance DAC (Ireland),
Sr. Unsec’d. Notes, 144A
4.750%	01/15/25			12	12,090
Jeld-Wen, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25			112	112,840
4.875%	12/15/27			102	103,020
Masco Corp.,
Sr. Unsec’d. Notes
3.500%	11/15/27			600	591,497
Masonite International Corp.,
Gtd. Notes, 144A
5.625%	03/15/23			440	459,932
Norbord, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.250%	04/15/23			260	283,725
Ply Gem Industries, Inc.,
Gtd. Notes
6.500%	02/01/22			267	275,678
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	11/15/24			70	73,171
6.000%	10/15/25			465	496,388
Titan Global Finance PLC (Greece),
Gtd. Notes
3.500%	06/17/21		EUR	100	126,792

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Building Materials (continued)
USG Corp.,
Gtd. Notes, 144A
4.875%	06/01/27		270	$279,869
5.500%	03/01/25		68	72,250

				3,286,830

Chemicals — 0.6%
Alpha 3 BV/Alpha US Bidco, Inc. (United Kingdom),
Gtd. Notes, 144A
6.250%	02/01/25		1,000	1,024,999
Axalta Coating Systems Dutch Holding B BV,
Gtd. Notes
3.750%	01/15/25	EUR	100	127,719
Axalta Coating Systems LLC,
Gtd. Notes, 144A
4.875%	08/15/24		316	331,799
Blue Cube Spinco, Inc.,
Gtd. Notes
9.750%	10/15/23		631	744,579
10.000%	10/15/25		204	244,799
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		199	188,055
5.150%	03/15/34		110	112,199
7.125%	05/01/20		80	87,223
Chemours Co. (The),
Gtd. Notes
5.375%	05/15/27		322	333,269
6.625%	05/15/23		252	266,489
7.000%	05/15/25		146	158,409
E.I. du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
2.200%	05/01/20		260	259,771
Hexion, Inc.,
Sr. Sec’d. Notes, 144A
10.375%	02/01/22		222	206,599
Huntsman International LLC,
Gtd. Notes
4.875%	11/15/20		432	449,280
5.125%	11/15/22		173	184,461
INEOS Finance PLC (Luxembourg),
Sr. Sec’d. Notes
4.000%	05/01/23	EUR	100	123,134
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.000%	04/15/19		600	616,036
Momentive Performance Materials, Inc.,
Sr. Sec’d. Notes
3.880%	10/24/21		1,327	1,386,715
Monsanto Co.,
Sr. Unsec’d. Notes
2.125%	07/15/19		420	418,520
2.750%	07/15/21		200	200,895
3.950%	04/15/45		150	146,775
4.400%	07/15/44		205	218,437
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		331	330,172

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Chemicals (continued)
Platform Specialty Products Corp.,
Gtd. Notes, 144A
5.875%	12/01/25			763	$757,278
Sr. Unsec’d. Notes, 144A
6.500%	02/01/22	(a)		2,188	2,261,845
PQ Corp.,
Gtd. Notes, 144A
5.750%	12/15/25			458	466,015
Sr. Sec’d. Notes, 144A
6.750%	11/15/22			447	477,173
PSPC Escrow Corp.,
Sr. Unsec’d. Notes
6.000%	02/01/23		EUR	100	125,317
RPM International, Inc.,
Sr. Unsec’d. Notes
6.125%	10/15/19			300	319,420
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.250%	05/15/20			230	229,230
3.125%	06/01/24			225	226,240
Solvay Finance SA (Belgium),
Gtd. Notes
5.118%	12/29/49		EUR	100	134,443
Tronox Finance PLC,
Gtd. Notes, 144A
5.750%	10/01/25			211	216,802
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A
5.750%	07/15/25			178	187,790
Versum Materials, Inc.,
Gtd. Notes, 144A
5.500%	09/30/24			158	169,060
Westlake Chemical Corp.,
Gtd. Notes
3.600%	08/15/26			1,500	1,508,662
WR Grace & Co.,
Gtd. Notes, 144A
5.125%	10/01/21			569	598,161

					15,837,770

Coal — 0.0%
CONSOL Energy, Inc.,
Sr. Sec’d. Notes, 144A
11.000%	11/15/25			402	422,100
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.,
Gtd. Notes, 144A
7.500%	06/15/25			338	353,210

					775,310

Commercial Services — 0.6%
ADT Corp. (The),
Sr. Sec’d. Notes
3.500%	07/15/22			334	328,989
4.125%	06/15/23			233	232,999
6.250%	10/15/21			476	521,219
Sr. Sec’d. Notes, 144A
4.875%	07/15/32			573	541,485

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Commercial Services (continued)
APX Group, Inc.,
Gtd. Notes
8.750%	12/01/20			332	$338,639
Sr. Sec’d. Notes
6.375%	12/01/19			151	153,265
7.875%	12/01/22			231	247,459
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
5.125%	06/01/22	(a)		301	304,763
Booz Allen Hamilton, Inc.,
Gtd. Notes, 144A
5.125%	05/01/25			515	516,288
Ceridian HCM Holding, Inc.,
Sr. Unsec’d. Notes, 144A
11.000%	03/15/21			399	416,955
EC Finance PLC (United Kingdom),
Sr. Sec’d. Notes
2.375%	11/15/22		EUR	100	122,736
Gartner, Inc.,
Gtd. Notes, 144A
5.125%	04/01/25			213	222,585
GW Honos Security Corp. (Canada),
Sr. Unsec’d. Notes, 144A
8.750%	05/15/25			105	112,875
Herc Rentals, Inc.,
Sec’d. Notes, 144A
7.500%	06/01/22			89	95,898
7.750%	06/01/24			216	237,060
Hertz Corp. (The),
Sec’d. Notes, 144A
7.625%	06/01/22	(a)		277	290,158
IHS Markit Ltd.,
Gtd. Notes, 144A
4.000%	03/01/26			147	146,816
4.750%	02/15/25			199	209,945
Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
Gtd. Notes, 144A
6.375%	08/01/23			1,660	1,676,600
KAR Auction Services, Inc.,
Gtd. Notes, 144A
5.125%	06/01/25			333	341,325
La Financiere Atalian SAS (France),
Gtd. Notes
4.000%	05/15/24		EUR	100	125,084
Laureate Education, Inc.,
Gtd. Notes, 144A
8.250%	05/01/25			142	150,520
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.875%	11/01/24			35	35,875
Loxam SAS (France),
Sec’d. Notes
3.500%	05/03/23		EUR	100	124,528
Matthews International Corp.,
Sr. Unsec’d. Notes, 144A
5.250%	12/01/25			74	74,740
Michael Baker International LLC,
Sr. Sec’d. Notes, 144A
8.750%	03/01/23			55	53,213

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Commercial Services (continued)
Nielsen Co. Luxembourg SARL (The),
Gtd. Notes, 144A
5.000%	02/01/25			145	$150,437
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23			2,138	2,373,180
Ritchie Bros Auctioneers, Inc. (Canada),
Gtd. Notes, 144A
5.375%	01/15/25			193	199,272
S&P Global, Inc.,
Gtd. Notes
2.950%	01/22/27			1,315	1,288,472
Service Corp. International,
Sr. Unsec’d. Notes
4.625%	12/15/27			31	31,453
5.375%	05/15/24			340	358,275
ServiceMaster Co. LLC (The),
Gtd. Notes, 144A
5.125%	11/15/24			144	145,800
Sotheby’s,
Gtd. Notes, 144A
5.250%	10/01/22			341	350,037
Team Health Holdings, Inc.,
Gtd. Notes, 144A
6.375%	02/01/25	(a)		344	307,020
Total System Services, Inc.,
Sr. Unsec’d. Notes
3.800%	04/01/21			245	251,117
United Rentals North America, Inc.,
Gtd. Notes
4.625%	10/15/25			656	660,920
4.875%	01/15/28			126	126,630
5.500%	07/15/25			282	298,920
5.750%	11/15/24			334	351,535
5.875%	09/15/26			141	150,870
Sec’d. Notes
4.625%	07/15/23			72	74,439
Verisure Holding AB (Sweden),
Sr. Sec’d. Notes
6.000%	11/01/22		EUR	113	143,250
Verisure Midholding AB (Sweden),
Gtd. Notes
5.750%	12/01/23		EUR	100	120,805
WEX, Inc.,
Sr. Sec’d. Notes, 144A
4.750%	02/01/23			425	434,031

					15,438,482

Computers — 0.3%
Apple, Inc.,
Sr. Unsec’d. Notes
2.850%	05/06/21			1,400	1,422,460
3.000%	02/09/24			235	237,983
4.650%	02/23/46			365	427,428
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
7.125%	06/15/24	(a)		796	871,512
Sr. Sec’d. Notes, 144A
3.480%	06/01/19			200	202,505

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Computers (continued)
6.020%	06/15/26			325	$358,351
8.350%	07/15/46			90	115,969
DXC Technology Co.,
Sr. Unsec’d. Notes
2.875%	03/27/20			45	45,219
4.250%	04/15/24			100	104,164
4.750%	04/15/27			1,100	1,169,753
Harland Clarke Holdings Corp.,
Sr. Sec’d. Notes, 144A
8.375%	08/15/22			160	166,152
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
2.850%	10/05/18			1,000	1,004,819
Sr. Unsec’d. Notes, 144A
2.100%	10/04/19			425	422,091
HP, Inc.,
Sr. Unsec’d. Notes
2.750%	01/14/19			1,200	1,204,847
Riverbed Technology, Inc.,
Gtd. Notes, 144A
8.875%	03/01/23			196	184,975
Western Digital Corp.,
Gtd. Notes
10.500%	04/01/24			312	361,530
Sr. Sec’d. Notes, 144A
7.375%	04/01/23			326	351,673

					8,651,431

Distribution/Wholesale — 0.1%
American Tire Distributors, Inc.,
Sr. Sub. Notes, 144A
10.250%	03/01/22			500	514,999
Beacon Roofing Supply, Inc.,
Gtd. Notes
6.375%	10/01/23			13	13,829
HD Supply, Inc.,
Gtd. Notes, 144A
5.750%	04/15/24			1,811	1,924,188
Rexel SA (France),
Sr. Unsec’d. Notes
3.500%	06/15/23		EUR	157	197,156

					2,650,172

Diversified Financial Services — 1.2%
Aircastle Ltd.,
Sr. Unsec’d. Notes
5.500%	02/15/22			268	287,095
6.250%	12/01/19			30	31,649
7.625%	04/15/20			22	24,035
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.375%	08/01/22	(a)		468	471,509
Gtd. Notes, MTN, 144A
5.875%	11/01/21			471	482,775
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31			1,673	2,174,900

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
American Express Co.,
Sr. Unsec’d. Notes
2.500%	08/01/22		900	$889,137
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.875%	05/03/19		265	263,935
2.200%	03/03/20		1,400	1,395,762
2.250%	05/05/21		1,100	1,091,320
Banca IFIS SpA (Italy),
Sub. Notes, EMTN
4.500%	10/17/27	EUR	100	121,347
Blackstone CQP Holdco LP,
Sr. Sec’d. Notes, 144A
6.000%	08/18/21		267	267,668
6.500%	03/20/21		1,634	1,658,509
Cboe Global Markets, Inc.,
Sr. Unsec’d. Notes
3.650%	01/12/27		275	283,243
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
3.200%	03/02/27		800	807,295
CME Group, Inc.,
Sr. Unsec’d. Notes
3.000%	03/15/25		800	809,102
FBM Finance, Inc.,
Sr. Sec’d. Notes, 144A
8.250%	08/15/21		190	201,875
HT1 Funding GmbH (Germany),
Jr. Sub. Notes
1.842%	12/31/49	EUR	30	35,200
Infinity Acquisition LLC/Infinity Acquisition Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.250%	08/01/22		60	60,450
Intercontinental Exchange, Inc.,
Gtd. Notes
2.500%	10/15/18		500	501,987
3.750%	12/01/25		290	305,194
Intrum Justitia AB (Sweden),
Sr. Unsec’d. Notes, 3 Month Euribor + 2.630% (Cap N/A, Floor 2.625%)
2.625%(c)	07/15/22	EUR	100	120,769
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/22		447	452,588
7.375%	04/01/20		410	421,788
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,
Sr. Unsec’d. Notes
4.850%	01/15/27		1,800	1,913,647
Jerrold Finco PLC (United Kingdom),
Sr. Sec’d. Notes, MTN
6.250%	09/15/21	GBP	100	139,571
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes, 144A
5.250%	10/01/25		236	234,820
Sr. Unsec’d. Notes, 144A
5.250%	03/15/22		40	41,250
Legg Mason, Inc.,
Sr. Unsec’d. Notes
2.700%	07/15/19		985	987,823

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
4.750%	03/15/26		75	$80,360
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, EMTN(d)
2.450%	02/05/14	EUR	900	64,792
4.750%	01/16/14	EUR	415	29,876
5.375%	10/17/12	EUR	50	3,600
LHC3 PLC (United Kingdom),
Sr. Sec’d. Notes, Cash coupon 4.125% or PIK 4.875%
4.125%	08/15/24	EUR	101	123,760
Mastercard, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26		920	919,890
3.375%	04/01/24		1,400	1,453,861
Mercury Bondco PLC (Italy),
Sr. Sec’d. Notes, Cash coupon 8.250% or PIK 9.000%
8.250%	05/30/21	EUR	100	124,484
Nasdaq, Inc.,
Sr. Unsec’d. Notes
3.850%	06/30/26		532	546,258
Navient Corp.,
Sr. Unsec’d. Notes
5.875%	10/25/24		165	163,763
6.500%	06/15/22		188	197,306
6.625%	07/26/21		361	380,855
6.750%	06/25/25		226	232,215
7.250%	09/25/23		228	242,820
Sr. Unsec’d. Notes, MTN
5.500%	01/25/23		173	172,568
5.625%	08/01/33		271	236,448
6.125%	03/25/24		53	53,663
Navient Solutions LLC,
Sr. Unsec’d. Notes
3.547%(s)	10/03/22		910	798,616
NFP Corp.,
Sr. Unsec’d. Notes, 144A
6.875%	07/15/25		103	103,773
OneMain Financial Holdings LLC,
Gtd. Notes, 144A
6.750%	12/15/19		291	300,661
7.250%	12/15/21		172	178,742
ORIX Corp. (Japan),
Sr. Unsec’d. Notes
2.900%	07/18/22		280	279,020
Springleaf Finance Corp.,
Gtd. Notes
5.625%	03/15/23		280	280,616
6.125%	05/15/22		30	31,125
Synchrony Financial,
Sr. Unsec’d. Notes
3.000%	08/15/19		800	805,563
TD Ameritrade Holding Corp.,
Sr. Unsec’d. Notes
2.950%	04/01/22		1,100	1,113,174
3.300%	04/01/27		1,225	1,236,133
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.750%	06/01/25		604	610,040

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Vantiv LLC/Vanity Issuer Corp.,
Sr. Unsec’d. Notes, 144A
3.875%	11/15/25		GBP	100	$136,095
4.375%	11/15/25			215	217,726
Visa, Inc.,
Sr. Unsec’d. Notes
2.800%	12/14/22			670	679,816
3.150%	12/14/25			1,160	1,185,865
4.150%	12/14/35			300	333,078
4.300%	12/14/45			840	955,861

					30,748,666

Electric — 0.7%
AES Corp.,
Sr. Unsec’d. Notes
4.875%	05/15/23			195	198,656
5.125%	09/01/27			143	150,149
5.500%	03/15/24			220	228,799
5.500%	04/15/25			53	55,649
6.000%	05/15/26			155	167,399
Alabama Power Co.,
Sr. Unsec’d. Notes
3.750%	03/01/45			135	138,368
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
2.000%	11/15/18			440	440,343
6.125%	04/01/36			195	260,622
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26			1,032	1,011,370
Sr. Unsec’d. Notes
5.500%	02/01/24			199	189,548
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.200%	03/15/42			200	217,160
ContourGlobal Power Holdings SA,
Sr. Sec’d. Notes
5.125%	06/15/21		EUR	100	125,295
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.050%	09/15/42			400	411,628
4.450%	03/15/21			500	527,964
DPL, Inc.,
Sr. Unsec’d. Notes
7.250%	10/15/21			35	38,850
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.750%	09/01/46			95	93,947
5.050%	09/15/19			500	522,491
Duke Energy Florida LLC,
First Mortgage
3.850%	11/15/42			400	419,210
Dynegy, Inc.,
Gtd. Notes
7.375%	11/01/22			450	474,750
7.625%	11/01/24			103	110,468
Gtd. Notes, 144A
8.000%	01/15/25			179	193,768
8.125%	01/30/26	(a)		205	223,963

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Electric (continued)
Enel SpA (Italy),
Jr. Sub. Notes
5.000%	01/15/75	EUR	200	$260,535
7.750%	09/10/75	GBP	100	155,368
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.750%	10/01/41		300	328,750
Gas Natural Fenosa Finance BV (Spain),
Gtd. Notes
4.125%	11/29/49	EUR	100	130,810
Mississippi Power Co.,
Sr. Unsec’d. Notes
4.250%	03/15/42		300	293,270
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
1.649%	09/01/18		340	339,017
2.700%	09/15/19		700	704,283
3.550%	05/01/27		570	580,627
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	09/15/24		213	216,728
Northern States Power Co.,
First Mortgage
3.600%	09/15/47		300	305,262
NRG Energy, Inc.,
Gtd. Notes
6.250%	05/01/24		78	81,705
6.625%	01/15/27		790	835,425
Gtd. Notes, 144A
5.750%	01/15/28		565	570,650
NRG Yield Operating LLC,
Gtd. Notes
5.375%	08/15/24		261	270,135
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
7.000%	05/01/32		100	138,222
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.250%	09/15/21		400	407,545
3.250%	06/15/23		500	504,869
3.750%	08/15/42		100	96,352
PECO Energy Co.,
First Mortgage
2.375%	09/15/22		1,000	991,008
PPL Capital Funding, Inc.,
Gtd. Notes
4.000%	09/15/47		200	205,508
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22		100	101,291
4.400%	01/15/21		500	524,123
PSEG Power LLC,
Gtd. Notes
2.450%	11/15/18		60	60,152
4.150%	09/15/21		250	260,720
Sierra Pacific Power Co.,
General Ref. Mortgage
2.600%	05/01/26		1,000	966,294

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Electric (continued)
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41		100	$111,219
Talen Energy Supply LLC,
Gtd. Notes
6.500%	06/01/25		213	171,998
Tampa Electric Co.,
Sr. Unsec’d. Notes
2.600%	09/15/22		500	493,737
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.200%	05/15/45		320	347,607
Viridian Power & Energy Ltd. (United Kingdom),
Sr. Sec’d. Notes
4.000%	09/15/25	EUR	100	119,089

				16,772,696

Electrical Components & Equipment — 0.0%
Belden, Inc.,
Gtd. Notes
4.125%	10/15/26	EUR	100	128,664
Gtd. Notes, MTN
5.500%	04/15/23	EUR	4	4,995
GrafTech International Ltd.,
Gtd. Notes
6.375%	11/15/20		266	265,335
Senvion Holding GmbH (Germany),
Sr. Sec’d. Notes, 144A
3.875%	10/25/22	EUR	100	114,575

				513,569

Electronics — 0.2%
Allegion US Holding Co., Inc.,
Gtd. Notes
3.200%	10/01/24		1,100	1,087,075
3.550%	10/01/27		2,000	1,977,619
Amphenol Corp.,
Sr. Unsec’d. Notes
2.550%	01/30/19		700	702,383
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.250%	09/08/24		365	357,658
3.875%	01/12/28		245	244,266
Fortive Corp.,
Sr. Unsec’d. Notes
1.800%	06/15/19		250	248,195
Tyco Electronics Group SA (Switzerland),
Gtd. Notes
2.350%	08/01/19		555	554,519
2.375%	12/17/18		250	250,562
3.125%	08/15/27		195	194,599

				5,616,876

Energy-Alternate Sources — 0.0%
Pattern Energy Group, Inc.,
Gtd. Notes, 144A
5.875%	02/01/24		167	175,350

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Energy-Alternate Sources (continued)
TerraForm Power Operating LLC,
Gtd. Notes, 144A
4.250%	01/31/23			218	$216,365
5.000%	01/31/28			218	215,820
6.625%	06/15/25			35	38,150

					645,685

Engineering & Construction — 0.1%
Brand Industrial Services, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	07/15/25			524	550,199
Engility Corp.,
Gtd. Notes
8.875%	09/01/24			262	280,013
New Enterprise Stone & Lime Co., Inc.,
Sr. Unsec’d. Notes, 144A
10.125%	04/01/22			195	210,600
SPIE SA (France),
Gtd. Notes
3.125%	03/22/24		EUR	100	125,716
Swissport Financing Sarl (Luxembourg),
Gtd. Notes
9.750%	12/15/22		EUR	100	124,668
Tutor Perini Corp.,
Gtd. Notes, 144A
6.875%	05/01/25	(a)		234	251,550
Weekley Homes LLC/Weekley Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.625%	08/15/25			69	68,655
WFS Global Holding SAS (Luxembourg),
Sr. Sec’d. Notes
9.500%	07/15/22		EUR	100	127,886

					1,739,287

Entertainment — 0.2%
Codere Finance 2 Luxembourg SA (Spain),
Sr. Sec’d. Notes
6.750%	11/01/21		EUR	100	126,493
CPUK Finance Ltd. (United Kingdom),
Sec’d. Notes
4.250%	02/28/47		GBP	100	137,457
Eldorado Resorts, Inc.,
Gtd. Notes
6.000%	04/01/25			133	138,985
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	11/01/23			60	64,050
5.375%	04/15/26			92	98,670
Jacobs Entertainment, Inc.,
Sec’d. Notes, 144A
7.875%	02/01/24			72	77,040
Lions Gate Entertainment Corp.,
Gtd. Notes, 144A
5.875%	11/01/24			112	118,300
Scientific Games International, Inc.,
Gtd. Notes
10.000%	12/01/22			1,253	1,375,168
Sr. Sec’d. Notes, 144A
5.000%	10/15/25			216	216,540

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Entertainment (continued)
7.000%	01/01/22			1,607	$1,693,376
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
4.875%	07/31/24			1,160	1,177,400
5.500%	04/15/27			4	4,140
Vue International Bidco PLC (United Kingdom),
Sr. Sec’d. Notes
7.875%	07/15/20		GBP	108	148,623
WMG Acquisition Corp.,
Sr. Sec’d. Notes
4.125%	11/01/24		EUR	100	126,361

					5,502,603

Environmental Control — 0.1%
Advanced Disposal Services, Inc.,
Gtd. Notes, 144A
5.625%	11/15/24			295	301,638
Core & Main LP,
Sr. Unsec’d. Notes, 144A
6.125%	08/15/25	(a)		436	442,539
Paprec Holding SA (France),
Sr. Sec’d. Notes
5.250%	04/01/22		EUR	100	124,154
Tervita Escrow Corp. (Canada),
Sec’d. Notes, 144A
7.625%	12/01/21			485	486,213
Wrangler Buyer Corp.,
Sr. Unsec’d. Notes, 144A
6.000%	10/01/25			132	135,960

					1,490,504

Food Service — 0.0%
Aramark Services, Inc.,
Gtd. Notes
4.750%	06/01/26			398	403,969

Foods — 0.3%
Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25			167	150,633
6.625%	06/15/24			128	121,279
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25			156	158,675
Casino Guichard Perrachon SA (France),
Sr. Unsec’d. Notes, EMTN
4.498%	03/07/24		EUR	200	267,756
4.561%	01/25/23		EUR	200	270,609
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A
7.500%	04/15/25			385	408,100
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
3.200%	01/25/23			627	633,479
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A
5.750%	06/15/25			701	674,713
5.875%	07/15/24			276	266,685

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Foods (continued)
JM Smucker Co. (The),
Sr. Unsec’d. Notes
2.500%	03/15/20			325	$325,802
Kraft Heinz Foods Co.,
Gtd. Notes
5.200%	07/15/45			300	330,006
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.625%	11/01/24			21	21,630
McCormick & Co., Inc.,
Sr. Unsec’d. Notes
2.700%	08/15/22			625	624,526
Picard Groupe SAS (France),
Sr. Sec’d. Notes, 3 Month Euribor + 3.000% (Cap N/A, Floor 3.000%)
3.000%(c)	11/30/23		EUR	100	120,285
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.750%	03/15/25			208	215,020
Sr. Unsec’d. Notes, 144A
5.875%	09/30/27			178	183,340
Post Holdings, Inc.,
Gtd. Notes, 144A
5.000%	08/15/26			580	570,575
5.500%	03/01/25			116	120,060
5.625%	01/15/28	(a)		198	199,049
5.750%	03/01/27			357	363,248
Sysco Corp.,
Gtd. Notes
1.900%	04/01/19			365	363,992
2.600%	10/01/20			710	713,044
Tyson Foods, Inc.,
Gtd. Notes
2.650%	08/15/19			385	386,855

					7,489,361

Forest Products & Paper — 0.0%
Mercer International, Inc. (Canada),
Sr. Unsec’d. Notes
6.500%	02/01/24			137	145,563
Sr. Unsec’d. Notes, 144A
5.500%	01/15/26			141	143,115

					288,678

Gas — 0.1%
NGL Energy Partners LP/NGL Energy Finance Corp.,
Gtd. Notes
5.125%	07/15/19			163	165,853
6.875%	10/15/21			653	666,060
Southern California Gas Co.,
First Mortgage
3.750%	09/15/42			650	678,200
Southern Star Central Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	07/15/22			145	150,438

					1,660,551

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Healthcare-Products — 0.9%
Abbott Laboratories,
Sr. Unsec’d. Notes
2.000%	09/15/18			385	$384,916
2.350%	11/22/19			940	941,022
2.550%	03/15/22			1,025	1,014,421
3.400%	11/30/23			1,100	1,119,032
3.750%	11/30/26			2,100	2,156,419
Avantor, Inc.,
Sr. Sec’d. Notes
4.750%	10/01/24		EUR	100	119,629
Sr. Sec’d. Notes, 144A
6.000%	10/01/24			1,867	1,859,999
Sr. Unsec’d. Notes, 144A
9.000%	10/01/25	(a)		478	470,829
Baxter International, Inc.,
Sr. Unsec’d. Notes
2.600%	08/15/26			1,020	972,560
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
2.404%	06/05/20			385	382,912
2.675%	12/15/19			188	188,679
2.894%	06/06/22			375	372,654
3.363%	06/06/24			2,000	2,005,587
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	10/01/18			500	501,973
2.850%	05/15/20			145	146,150
3.850%	05/15/25			900	925,269
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp.,
Sec’d. Notes, 144A
8.125%	06/15/21			970	906,950
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A
4.875%	04/15/20	(a)		214	205,440
5.500%	04/15/25	(a)		401	326,815
5.625%	10/15/23			125	106,250
5.750%	08/01/22	(a)		201	182,408
Medtronic, Inc.,
Gtd. Notes
2.500%	03/15/20			465	467,752
3.150%	03/15/22			585	599,183
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA,
Sr. Unsec’d. Notes, 144A
6.625%	05/15/22	(a)		1,361	1,367,805
Sterigenics-Nordion Holdings LLC,
Sr. Unsec’d. Notes, 144A
6.500%	05/15/23			106	110,505
Stryker Corp.,
Sr. Unsec’d. Notes
2.000%	03/08/19			235	234,637
3.375%	05/15/24			1,000	1,026,963
4.375%	05/15/44			300	324,199
Teleflex, Inc.,
Gtd. Notes
4.875%	06/01/26			56	57,820
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.150%	12/14/18			255	255,350
3.000%	04/15/23			305	306,881

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Healthcare-Products (continued)
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
2.000%	04/01/18		370	$370,134
2.700%	04/01/20		905	905,440

				21,316,583

Healthcare-Services — 0.8%
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.125%	07/01/22		63	63,158
5.625%	02/15/23		216	219,239
6.500%	03/01/24		82	85,279
Anthem, Inc.,
Sr. Unsec’d. Notes
3.350%	12/01/24		1,125	1,141,338
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/22		359	372,463
4.750%	01/15/25		463	471,103
5.625%	02/15/21		470	482,925
6.125%	02/15/24		49	51,818
CHS/Community Health Systems, Inc.,
Gtd. Notes
8.000%	11/15/19	(a)	346	292,369
Sr. Sec’d. Notes
5.125%	08/01/21	(a)	66	59,399
6.250%	03/31/23		235	211,499
DaVita, Inc.,
Gtd. Notes
5.000%	05/01/25		301	300,910
Eagle Holding Co. II LLC,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.625% or PIK
8.375%
7.625%	05/15/22		322	325,220
Envision Healthcare Corp.,
Gtd. Notes
5.625%	07/15/22		926	935,259
Gtd. Notes, 144A
5.125%	07/01/22		93	90,210
6.250%	12/01/24		221	227,630
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25		741	766,935
5.875%	05/01/23		280	298,900
5.875%	02/15/26		554	585,855
Sr. Sec’d. Notes
4.500%	02/15/27		64	64,320
5.000%	03/15/24		1,704	1,772,160
5.250%	04/15/25		471	498,083
5.250%	06/15/26		914	968,840
5.500%	06/15/47		1,171	1,168,073
5.875%	03/15/22		397	424,790
HealthSouth Corp.,
Gtd. Notes
5.750%	11/01/24		194	198,608
Humana, Inc.,
Sr. Unsec’d. Notes
2.625%	10/01/19		605	607,556
2.900%	12/15/22		610	608,989

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Healthcare-Services (continued)
MEDNAX, Inc.,
Gtd. Notes, 144A
5.250%	12/01/23			177	$180,098
Molina Healthcare, Inc.,
Gtd. Notes, 144A
4.875%	06/15/25			130	129,675
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
7.125%	06/01/24			600	639,000
Polaris Intermediate Corp.,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.500% or PIK N/A
8.500%	12/01/22			715	741,813
RegionalCare Hospital Partners Holdings, Inc.,
Sr. Sec’d. Notes, 144A
8.250%	05/01/23			165	174,075
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
6.750%	07/01/25	(a)		329	310,905
8.875%	04/15/21			174	180,090
Synlab Bondco PLC (United Kingdom),
Sr. Sec’d. Notes
6.250%	07/01/22		EUR	125	157,829
Synlab Unsecured Bondco PLC (United Kingdom),
Gtd. Notes
8.250%	07/01/23		EUR	100	129,991
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
5.125%	05/01/25	(a)		437	426,075
7.500%	01/01/22			180	189,000
Sr. Sec’d. Notes
6.000%	10/01/20			354	374,284
Sr. Sec’d. Notes, 144A
4.625%	07/15/24			191	186,225
Sr. Unsec’d. Notes
6.750%	06/15/23	(a)		876	849,720
8.125%	04/01/22			835	849,613
Sr. Unsec’d. Notes, 144A
7.000%	08/01/25	(a)		477	448,380
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.700%	07/15/20			150	151,734
3.100%	03/15/26			275	277,032
4.250%	04/15/47			200	220,117
4.750%	07/15/45			800	944,963
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25			104	109,720

					20,963,267

Home Builders — 0.2%
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A
6.375%	05/15/25			85	90,099
CalAtlantic Group, Inc.,
Gtd. Notes
5.250%	06/01/26			230	243,225
5.375%	10/01/22			5	5,363
8.375%	01/15/21			91	104,878

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Home Builders (continued)
K Hovnanian Enterprises, Inc.,
Sec’d. Notes, 144A
10.000%	07/15/22			226	$248,600
10.500%	07/15/24	(a)		121	138,848
Lennar Corp.,
Gtd. Notes
4.125%	01/15/22			143	145,860
4.500%	06/15/19			48	49,080
4.500%	11/15/19			58	59,523
4.750%	04/01/21			34	35,360
4.750%	11/15/22			203	213,150
4.875%	12/15/23			169	177,450
Gtd. Notes, 144A
2.950%	11/29/20			76	75,430
4.750%	11/29/27			435	447,963
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
6.500%	10/01/25			213	225,247
6.875%	12/15/23			204	215,730
MDC Holdings, Inc.,
Gtd. Notes
6.000%	01/15/43			254	247,650
Meritage Homes Corp.,
Gtd. Notes
5.125%	06/06/27			127	129,223
PulteGroup, Inc.,
Gtd. Notes
6.000%	02/15/35			163	175,225
6.375%	05/15/33			340	380,800
TRI Pointe Group, Inc.,
Gtd. Notes
4.875%	07/01/21			46	47,725
5.250%	06/01/27			146	149,752
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.,
Gtd. Notes
4.375%	06/15/19			245	249,900
5.875%	06/15/24			154	164,395
William Lyon Homes, Inc.,
Gtd. Notes
5.875%	01/31/25			74	75,573
Williams Scotsman International, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	12/15/22			133	136,990

					4,233,039

Home Furnishings — 0.0%
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26			214	219,393

Household Products/Wares — 0.0%
Diamond BC BV,
Sr. Unsec’d. Notes
5.625%	08/15/25		EUR	119	143,181
Prestige Brands, Inc.,
Gtd. Notes, 144A
6.375%	03/01/24			126	130,568

					273,749

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Independent Power & Renewable Electricity Producers — 0.0%
MMC Energy, Inc., Escrow Shares,
Gtd. Notes^(d)
— %	10/15/99			566	$—

Insurance — 0.5%
Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	11/15/25			248	239,012
Aflac, Inc.,
Sr. Unsec’d. Notes
3.250%	03/17/25			900	914,765
4.000%	10/15/46			75	78,481
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer,
Sr. Unsec’d. Notes, 144A
8.250%	08/01/23			1,122	1,178,099
Allstate Corp. (The),
Sr. Unsec’d. Notes
4.200%	12/15/46			55	60,009
American Financial Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/26			400	396,425
American International Group, Inc.,
Sr. Unsec’d. Notes
3.300%	03/01/21			215	219,176
Aon PLC,
Gtd. Notes
2.800%	03/15/21			1,160	1,163,950
Arch Capital Finance LLC,
Gtd. Notes
4.011%	12/15/26			500	520,562
Ardonagh Midco 3 PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.625%	07/15/23			532	550,620
Sr. Sec’d. Notes, MTN
8.375%	07/15/23		GBP	100	136,962
Assicurazioni Generali SpA (Italy),
Sub. Notes, EMTN
5.500%	10/27/47		EUR	100	143,863
7.750%	12/12/42		EUR	100	154,630
AssuredPartners, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	08/15/25			63	62,685
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
3.000%	02/11/23			600	612,105
3.125%	03/15/26			705	712,975
4.500%	02/11/43	(a)		500	576,190
BNP Paribas Cardif SA (France),
Sub. Notes
4.032%	11/29/49		EUR	100	135,416
Chubb Corp. (The),
Gtd. Notes
5.750%	05/15/18			700	709,600
Chubb INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24			655	674,652
Fidelity National Financial, Inc.,
Sr. Unsec’d. Notes
5.500%	09/01/22			475	524,029

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Insurance (Continued)
Groupama SA (France),
Sub. Notes
6.000%	01/23/27		EUR	100	$151,181
HUB International Ltd.,
Sr. Unsec’d. Notes, 144A
7.875%	10/01/21			792	824,670
Markel Corp.,
Sr. Unsec’d. Notes
5.350%	06/01/21			100	107,743
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.350%	09/10/19			620	621,724
3.300%	03/14/23			140	143,481
4.350%	01/30/47			45	49,846
Sr. Unsec’d. Notes, MTN
2.550%	10/15/18			300	301,088
MetLife, Inc.,
Sr. Unsec’d. Notes
3.048%	12/15/22			900	910,429
MGIC Investment Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/23			111	121,406
Protective Life Corp.,
Sr. Unsec’d. Notes
8.450%	10/15/39			48	72,164
Radian Group, Inc.,
Sr. Unsec’d. Notes
4.500%	10/01/24			240	245,880
7.000%	03/15/21			33	37,001
USIS Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	05/01/25			74	74,740

					13,425,559

Internet — 0.6%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
2.500%	11/28/19			940	942,740
2.800%	06/06/23			200	199,431
3.400%	12/06/27			890	889,776
3.600%	11/28/24	(a)		1,300	1,348,571
4.200%	12/06/47			300	312,356
Amazon.com, Inc.,
Sr. Unsec’d. Notes, 144A
2.800%	08/22/24			415	413,739
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.750%	06/09/19			200	200,252
3.250%	08/06/18			300	301,325
eBay, Inc.,
Sr. Unsec’d. Notes
2.200%	08/01/19			800	798,000
2.500%	03/09/18			800	800,745
2.750%	01/30/23			900	891,231
Expedia, Inc.,
Gtd. Notes
5.000%	02/15/26			775	828,493

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Internet (continued)
Match Group, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	12/15/27			115	$116,725
Netflix, Inc.,
Sr. Unsec’d. Notes
3.625%	05/15/27		EUR	100	120,978
4.375%	11/15/26	(a)		610	596,275
5.500%	02/15/22			222	233,378
Sr. Unsec’d. Notes, 144A
4.875%	04/15/28			568	556,640
Priceline Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	06/01/26			1,500	1,506,424
Symantec Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	04/15/25			192	199,680
TIBCO Software, Inc.,
Sr. Unsec’d. Notes, 144A
11.375%	12/01/21	(a)		1,039	1,131,866
United Group BV (Netherlands),
Sr. Sec’d. Notes
4.375%	07/01/22		EUR	125	155,728
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.000%	04/01/23			636	662,426
6.375%	05/15/25			390	412,425
Gtd. Notes, 144A
5.750%	01/15/27			901	919,020

					14,538,224

Iron/Steel — 0.2%
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes, EMTN
3.125%	01/14/22		EUR	100	130,974
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
7.250%	09/01/25			213	225,248
Cleveland-Cliffs, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	01/15/24			224	223,440
Ovako AB (Sweden),
Sr. Sec’d. Notes
5.000%	10/05/22		EUR	100	122,006
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.,
Gtd. Notes, 144A
6.375%	05/01/22			661	690,745
Steel Dynamics, Inc.,
Gtd. Notes
5.000%	12/15/26			220	232,650
5.125%	10/01/21			205	210,125
5.250%	04/15/23			285	293,550
5.500%	10/01/24			411	436,688
Gtd. Notes, 144A
4.125%	09/15/25			234	235,755
thyssenkrupp AG (Germany),
Sr. Unsec’d. Notes
1.375%	03/03/22		EUR	75	91,293

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Iron/Steel (continued)
United States Steel Corp.,
Sr. Sec’d. Notes, 144A
8.375%	07/01/21	(a)		416	$451,568
Sr. Unsec’d. Notes
6.875%	08/15/25	(a)		212	221,286
Vale Overseas Ltd. (Brazil),
Gtd. Notes
4.375%	01/11/22			99	102,366
6.250%	08/10/26			1,700	1,969,450

					5,637,144

Leisure Time — 0.1%
Cirsa Funding Luxembourg SA (Spain),
Gtd. Notes
5.875%	05/15/23		EUR	100	124,942
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes
2.650%	11/28/20			285	284,789
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	11/15/23			71	72,619
5.375%	04/15/23			269	277,070
Viking Cruises Ltd.,
Gtd. Notes, 144A
5.875%	09/15/27			261	265,568
Sr. Unsec’d. Notes, 144A
6.250%	05/15/25			160	164,800

					1,189,788

Lodging — 0.2%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties,
Sr. Sec’d. Notes
8.000%	10/01/20			1,225	1,252,563
CRC Escrow Issuer LLC/CRC Finco, Inc.,
Gtd. Notes, 144A
5.250%	10/15/25			755	760,663
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.250%	09/01/24			93	93,930
Melco Resorts Finance Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
4.875%	06/06/25			255	257,795
MGM Resorts International,
Gtd. Notes
5.250%	03/31/20			43	44,505
6.625%	12/15/21			801	878,857
6.750%	10/01/20			241	260,280
7.750%	03/15/22			332	378,480
NH Hotel Group SA (Spain),
Sr. Sec’d. Notes
3.750%	10/01/23		EUR	129	163,216
Station Casinos LLC,
Gtd. Notes, 144A
5.000%	10/01/25			469	471,345
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes
4.150%	04/01/24			1,530	1,537,155

					6,098,789

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Machinery-Construction & Mining — 0.1%
BlueLine Rental Finance Corp./BlueLine Rental LLC,
Sec’d. Notes, 144A
9.250%	03/15/24			1,415	$1,510,513
NEW Areva Holding SA (France),
Gtd. Notes, EMTN
4.875%	09/23/24		EUR	100	134,313
Terex Corp.,
Gtd. Notes, 144A
5.625%	02/01/25			602	629,090
Vertiv Group Corp.,
Sr. Unsec’d. Notes, 144A
9.250%	10/15/24			710	757,925

					3,031,841

Machinery-Diversified — 0.1%
Cleaver-Brooks, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	03/01/23			112	114,800
CNH Industrial Finance Europe SA (United Kingdom),
Gtd. Notes, EMTN
1.375%	05/23/22		EUR	100	123,227
Platin 1426 GmbH (Germany),
Sr. Sec’d. Notes
5.375%	06/15/23		EUR	126	150,803
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.050%	10/01/18			500	499,947
SPX FLOW, Inc.,
Gtd. Notes, 144A
5.625%	08/15/24			200	210,500
5.875%	08/15/26			166	175,960

					1,275,237

Media — 1.5%
21st Century Fox America, Inc.,
Gtd. Notes
6.150%	02/15/41			125	165,942
6.400%	12/15/35			200	265,791
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.625%	02/15/23			200	209,419
7.500%	05/15/26			975	1,038,375
Altice SA (Luxembourg),
Gtd. Notes
6.250%	02/15/25		EUR	100	117,585
Gtd. Notes, 144A
7.750%	05/15/22	(a)		1,140	1,122,899
Altice US Finance I Corp.,
Sr. Sec’d. Notes, 144A
5.375%	07/15/23			1,180	1,206,549
AMC Networks, Inc.,
Gtd. Notes
4.750%	08/01/25			340	337,025
5.000%	04/01/24			153	154,913
Block Communications, Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	02/15/25			137	143,508

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Media (continued)
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
7.750%	04/15/18		258	$261,225
8.000%	04/15/20		521	556,168
CBS Radio, Inc.,
Gtd. Notes, 144A
7.250%	11/01/24	(a)	96	101,219
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	03/01/23		243	240,569
5.000%	02/01/28		566	550,435
5.125%	05/01/23		230	234,599
5.125%	05/01/27		2,829	2,786,565
Cengage Learning Acquistions, Inc., Escrow,
Sr. Sec’d. Notes^
— %	04/15/99		356	—
— %	12/31/99		69	—
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21		1,559	1,562,898
6.375%	09/15/20		205	208,075
7.750%	07/15/25		756	805,139
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20		255	259,753
4.908%	07/23/25		2,100	2,232,689
6.484%	10/23/45		800	932,744
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
6.500%	11/15/22		1,815	1,842,225
6.500%	11/15/22		152	153,140
7.625%	03/15/20		1,314	1,287,720
CSC Holdings LLC,
Gtd. Notes, 144A
6.625%	10/15/25		206	222,991
Sr. Unsec’d. Notes
5.250%	06/01/24	(a)	808	795,879
Sr. Unsec’d. Notes, 144A
10.125%	01/15/23		1,805	2,032,881
10.875%	10/15/25		1,091	1,298,290
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23	(a)	834	788,130
5.875%	07/15/22	(a)	208	209,040
5.875%	11/15/24		140	136,325
7.750%	07/01/26		1,048	1,101,710
iHeartCommunications, Inc.,
Sr. Sec’d. Notes
9.000%	12/15/19		192	142,560
9.000%	03/01/21		53	37,895
10.625%	03/15/23		552	389,160
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance,
Sr. Unsec’d. Notes, 144A
7.875%	05/15/24		119	117,513
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
6.875%	08/15/23		296	314,130

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Media (continued)
NBCUniversal Enterprise, Inc.,
Gtd. Notes, 144A
1.974%	04/15/19			400	$399,274
Jr. Sub. Notes, 144A
5.250%	03/29/49			100	106,250
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	02/15/25	(a)		260	245,700
SFR Group SA (France),
Sr. Sec’d. Notes
5.375%	05/15/22		EUR	100	123,440
Sr. Sec’d. Notes, 144A
6.000%	05/15/22			721	730,013
7.375%	05/01/26			1,630	1,672,787
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
5.000%	08/01/27			149	149,373
5.375%	04/15/25			250	260,313
TEGNA, Inc.,
Gtd. Notes, 144A
5.500%	09/15/24			81	84,949
Telenet Finance Luxembourg Notes Sarl (Belgium),
Sr. Sec’d. Notes, 144A
5.500%	03/01/28			200	199,499
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.000%	02/01/20			300	313,082
Time Warner, Inc.,
Gtd. Notes
2.100%	06/01/19			600	598,839
2.950%	07/15/26			925	874,877
3.600%	07/15/25			275	275,615
Townsquare Media, Inc.,
Gtd. Notes, 144A
6.500%	04/01/23	(a)		264	258,060
Tribune Media Co.,
Gtd. Notes
5.875%	07/15/22			167	171,593
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes
4.000%	01/15/25		EUR	154	195,013
6.250%	01/15/29		EUR	100	134,620
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	05/15/23			216	215,460
5.125%	02/15/25			426	414,818
UPCB Finance IV Ltd. (Netherlands),
Sr. Sec’d. Notes
4.000%	01/15/27		EUR	200	254,115
Urban One, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	04/15/22			100	99,750
Videotron Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
5.125%	04/15/27			479	500,555
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes, 144A
5.750%	01/15/25			924	942,480

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Media (continued)
Virgin Media Receivables Financing Notes I DAC (United Kingdom),
Sr. Sec’d. Notes
5.500%	09/15/24		GBP	200	$271,812
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
5.500%	01/15/25		GBP	180	252,079
Sr. Sec’d. Notes, MTN
5.125%	01/15/25		GBP	100	140,438
Ziggo Bond Co. BV (Netherlands),
Sr. Sec’d. Notes
7.125%	05/15/24		EUR	100	131,750
Ziggo Bond Finance BV (Netherlands),
Sr. Unsec’d. Notes, 144A
5.875%	01/15/25			415	407,737

					36,787,964

Metal Fabricate/Hardware — 0.1%
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.,
Sr. Sec’d. Notes, 144A
7.375%	12/15/23			266	285,604
Novelis Corp.,
Gtd. Notes, 144A
5.875%	09/30/26			1,491	1,520,820
6.250%	08/15/24			1,011	1,059,023

					2,865,447

Mining — 0.5%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
7.000%	09/30/26			200	224,499
Constellium NV (Netherlands),
Gtd. Notes, 144A
5.750%	05/15/24			862	879,240
5.875%	02/15/26			311	316,831
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
7.000%	02/15/21			1,199	1,243,963
Freeport-McMoRan, Inc.,
Gtd. Notes
3.100%	03/15/20	(a)		1,369	1,360,444
3.550%	03/01/22	(a)		926	915,583
3.875%	03/15/23			1,308	1,301,460
5.450%	03/15/43			1,653	1,650,934
Joseph T Ryerson & Son, Inc.,
Sr. Sec’d. Notes, 144A
11.000%	05/15/22			226	252,838
Kaiser Aluminum Corp.,
Gtd. Notes
5.875%	05/15/24			146	155,125
Kinross Gold Corp. (Canada),
Gtd. Notes
6.875%	09/01/41			95	107,469
Gtd. Notes, 144A
4.500%	07/15/27			126	126,787
Mountain Province Diamonds, Inc. (Canada),
Sec’d. Notes, 144A
8.000%	12/15/22			112	110,740

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Mining (continued)
Nyrstar Netherlands Holdings BV (Belgium),
Gtd. Notes, MTN
6.875%	03/15/24	EUR	100	$126,577
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
3.875%	04/23/25		600	622,218
5.875%	04/23/45		300	362,351
Teck Resources Ltd. (Canada),
Gtd. Notes
3.750%	02/01/23		679	680,698
4.500%	01/15/21		84	86,621
5.200%	03/01/42		668	661,320
5.400%	02/01/43		640	643,200
6.000%	08/15/40		14	15,575
Gtd. Notes, 144A
8.500%	06/01/24		1,428	1,613,640

				13,458,113

Miscellaneous Manufacturing — 0.2%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	10/15/22		25	24,563
6.125%	01/15/23		441	432,179
7.450%	05/01/34		215	211,237
7.500%	12/01/24		565	573,475
7.500%	03/15/25		600	604,679
8.750%	12/01/21		752	825,319
Colfax Corp.,
Gtd. Notes
3.250%	05/15/25	EUR	100	124,143
EnPro Industries, Inc.,
Gtd. Notes
5.875%	09/15/22		135	140,569
Gates Global LLC/Gates Global Co.,
Gtd. Notes
5.750%	07/15/22	EUR	100	122,144
Gtd. Notes, 144A
6.000%	07/15/22		1,156	1,182,010
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
1.950%	03/01/19		1,100	1,098,223
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
2.875%	01/15/19		75	75,384
Koppers, Inc.,
Gtd. Notes, 144A
6.000%	02/15/25		275	291,500
RBS Global, Inc./Rexnord LLC,
Sr. Unsec’d. Notes, 144A
4.875%	12/15/25		259	261,590

				5,967,015

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.000%	09/01/25		130	134,549
5.500%	12/01/24		642	698,175

				832,724

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Oil & Gas — 1.7%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes
7.875%	12/15/24			142	$155,668
Antero Resources Corp.,
Gtd. Notes
5.125%	12/01/22			115	117,299
5.625%	06/01/23			60	62,399
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A
10.000%	04/01/22			250	268,125
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
2.112%	09/16/21			720	710,898
2.237%	05/10/19			500	500,715
California Resources Corp.,
Sec’d. Notes, 144A
8.000%	12/15/22			331	273,075
Callon Petroleum Co.,
Gtd. Notes
6.125%	10/01/24			380	391,399
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
2.950%	01/15/23			290	288,701
Carrizo Oil & Gas, Inc.,
Gtd. Notes
6.250%	04/15/23	(a)		173	179,488
8.250%	07/15/25			150	164,813
Chesapeake Energy Corp.,
Gtd. Notes, 144A
8.000%	06/15/27	(a)		1,032	990,720
CNX Resources Corp.,
Gtd. Notes
5.875%	04/15/22			3,457	3,530,472
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24			81	80,089
4.900%	06/01/44	(a)		349	333,295
Sr. Unsec’d. Notes, 144A
4.375%	01/15/28			212	209,286
Covey Park Energy LLC/Covey Park Finance Corp.,
Gtd. Notes, 144A
7.500%	05/15/25			492	512,762
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	10/15/25			808	812,040
DEA Finance SA (Luxembourg),
Gtd. Notes
7.500%	10/15/22		EUR	100	133,367
Denbury Resources, Inc.,
Sec’d. Notes, 144A
9.250%	03/31/22			565	572,063
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
7.875%	08/15/25			112	117,180
Diamondback Energy, Inc.,
Gtd. Notes
5.375%	05/31/25			249	256,159

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Eclipse Resources Corp.,
Gtd. Notes
8.875%	07/15/23		85	$87,231
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/30/26		148	150,590
5.750%	01/30/28		271	278,317
Ensco PLC,
Sr. Unsec’d. Notes
5.200%	03/15/25		45	38,250
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
9.375%	05/01/20	(a)	401	338,845
Sr. Sec’d. Notes, 144A
8.000%	11/29/24		477	492,503
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A
7.375%	05/15/24		496	529,480
Extraction Oil & Gas, Inc./Extraction Finance Corp.,
Gtd. Notes, 144A
7.875%	07/15/21		447	472,703
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.726%	03/01/23		520	523,682
Great Western Petroleum LLC/Great Western Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.000%	09/30/21	(a)	522	542,880
Gulfport Energy Corp.,
Gtd. Notes
6.000%	10/15/24		82	82,000
6.375%	05/15/25		92	92,460
6.625%	05/01/23		249	253,980
Gtd. Notes, 144A
6.375%	01/15/26		278	278,695
Halcon Resources Corp.,
Gtd. Notes, 144A
6.750%	02/15/25		547	568,880
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.625%	02/15/26		510	526,575
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	12/14/18		1,200	1,204,311
3.400%	12/15/20		1,100	1,123,974
Matador Resources Co.,
Gtd. Notes
6.875%	04/15/23		824	867,260
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23		394	334,900
7.000%	03/31/24		502	423,562
Sec’d. Notes, 144A
6.500%	01/15/25	(a)	831	820,612
Murphy Oil Corp.,
Sr. Unsec’d. Notes
4.450%	12/01/22	(a)	115	115,431
5.875%	12/01/42		82	80,106

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Newfield Exploration Co.,
Sr. Unsec’d. Notes
5.625%	07/01/24		135	$145,125
Noble Holding International Ltd. (United Kingdom),
Gtd. Notes
4.625%	03/01/21		16	14,960
7.700%	04/01/25		94	78,725
7.750%	01/15/24		173	148,780
Noble Holding US LLC/Noble Drilling Services 6 LLC/Noble Drilling Holding LLC,
Gtd. Notes
7.500%	03/15/19		165	168,919
Oasis Petroleum, Inc.,
Gtd. Notes
6.500%	11/01/21		97	99,061
6.875%	03/15/22	(a)	318	326,348
6.875%	01/15/23		61	62,373
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.500%	06/15/25		690	714,527
Parker Drilling Co.,
Gtd. Notes
7.500%	08/01/20		148	134,680
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.250%	08/15/25		93	93,233
5.375%	01/15/25		391	394,910
5.625%	10/15/27		300	306,750
6.250%	06/01/24		93	97,883
PBF Holding Co. LLC/PBF Finance Corp.,
Gtd. Notes
7.250%	06/15/25		259	271,950
PDC Energy, Inc.,
Gtd. Notes, 144A
5.750%	05/15/26		210	215,250
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.875%	01/24/22		300	312,675
5.500%	01/21/21		100	106,100
5.500%	06/27/44		128	117,755
Gtd. Notes, 144A
5.375%	03/13/22		47	49,820
Gtd. Notes, MTN
4.625%	09/21/23		515	529,806
5.500%	02/04/19		525	542,561
6.750%	09/21/47		455	474,952
Precision Drilling Corp. (Canada),
Gtd. Notes
5.250%	11/15/24		163	153,627
6.500%	12/15/21		44	44,825
7.750%	12/15/23		100	105,000
Gtd. Notes, 144A
7.125%	01/15/26		138	140,760
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23		52	52,617
5.375%	10/01/22		135	138,038

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Raffinerie Heide GmbH (Germany),
Sr. Sec’d. Notes
6.375%	12/01/22		EUR	100	$124,016
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25			66	63,690
5.000%	03/15/23			518	515,410
5.875%	07/01/22			207	211,140
Repsol International Finance BV (Spain),
Gtd. Notes
4.500%	03/25/75		EUR	100	133,327
Resolute Energy Corp.,
Gtd. Notes
8.500%	05/01/20			482	490,435
Rowan Cos., Inc.,
Gtd. Notes
4.750%	01/15/24			106	93,280
4.875%	06/01/22			85	80,113
7.375%	06/15/25	(a)		744	757,020
RSP Permian, Inc.,
Gtd. Notes
5.250%	01/15/25			183	187,575
6.625%	10/01/22			338	354,478
Sanchez Energy Corp.,
Gtd. Notes
6.125%	01/15/23	(a)		1,295	1,094,275
7.750%	06/15/21			5	4,700
Seven Generations Energy Ltd. (Canada),
Gtd. Notes, 144A
5.375%	09/30/25			651	657,510
6.875%	06/30/23			268	284,750
Shell International Finance BV (Netherlands),
Gtd. Notes
1.875%	05/10/21			800	788,235
2.125%	05/11/20			350	349,272
SM Energy Co.,
Sr. Unsec’d. Notes
5.625%	06/01/25	(a)		707	685,790
6.500%	11/15/21			175	177,188
6.500%	01/01/23			16	16,320
6.750%	09/15/26			86	88,580
Southwestern Energy Co.,
Sr. Unsec’d. Notes
6.700%	01/23/25			94	97,643
7.500%	04/01/26	(a)		388	412,250
7.750%	10/01/27			149	159,058
Statoil ASA (Norway),
Gtd. Notes
2.750%	11/10/21			1,035	1,048,949
Total Capital International SA (France),
Gtd. Notes
2.100%	06/19/19			500	499,817
TOTAL SA (France),
Jr. Sub. Notes, EMTN
3.875%	12/29/49		EUR	100	134,383
Transocean, Inc.,
Gtd. Notes
5.800%	10/15/22			246	242,310
6.800%	03/15/38	(a)		162	130,005

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Gtd. Notes, 144A
7.500%	01/15/26		318	$325,648
9.000%	07/15/23		897	969,881
Valero Energy Corp.,
Sr. Unsec’d. Notes
3.400%	09/15/26		975	978,964
Whiting Petroleum Corp.,
Gtd. Notes
5.000%	03/15/19		891	913,721
Sr. Unsec’d. Notes, 144A
6.625%	01/15/26		668	681,360
WildHorse Resource Development Corp.,
Gtd. Notes
6.875%	02/01/25		164	167,690
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	09/15/24		298	296,972
6.000%	01/15/22		361	377,245
7.500%	08/01/20		61	66,033
8.250%	08/01/23		148	167,980

				41,756,263

Oil & Gas Services — 0.1%
Pioneer Energy Services Corp.,
Gtd. Notes
6.125%	03/15/22		409	335,257
SESI LLC,
Gtd. Notes
7.125%	12/15/21		100	102,500
Gtd. Notes, 144A
7.750%	09/15/24		250	265,625
Trinidad Drilling Ltd. (Canada),
Gtd. Notes, 144A
6.625%	02/15/25		398	378,100
Weatherford International LLC,
Gtd. Notes
6.800%	06/15/37		155	128,650
Weatherford International Ltd.,
Gtd. Notes
5.950%	04/15/42		259	202,020
6.500%	08/01/36		170	139,825
7.000%	03/15/38		217	182,280
7.750%	06/15/21		318	324,161
8.250%	06/15/23		80	80,800
9.875%	02/15/24		178	189,125

				2,328,343

Packaging & Containers — 0.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes
4.750%	07/15/27	GBP	100	135,825
6.750%	05/15/24	EUR	125	164,931
Gtd. Notes, 144A
4.750%	07/15/27	GBP	100	135,825
6.000%	06/30/21		625	641,406
6.000%	02/15/25		356	374,689
7.250%	05/15/24		1,897	2,065,359
Sr. Sec’d. Notes, 144A
4.625%	05/15/23		331	337,719

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date			Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Packaging & Containers (continued)
Ball Corp.,
Gtd. Notes
4.000%	11/15/23			84	$85,679
BWAY Holding Co.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/24			887	922,479
Crown Americas LLC/Crown Americas Capital Corp. V,
Gtd. Notes
4.250%	09/30/26			90	88,650
Horizon Holdings I SAS (France),
Gtd. Notes
7.250%	08/01/23		EUR	100	127,034
Horizon Parent Holdings Sarl (France),
Sr. Sec’d. Notes, Cash coupon 8.250% or PIK 9.000%
8.250%	02/15/22		EUR	100	127,726
JH-Holding Finance SA (Germany),
Sr. Sec’d. Notes
8.250%	12/01/22		EUR	100	127,853
OI European Group BV,
Gtd. Notes, 144A
4.000%	03/15/23			268	268,362
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA,
Gtd. Notes, 144A
7.000%	07/15/24	(a)		1,382	1,478,740
Sr. Sec’d. Notes
5.750%	10/15/20			1,361	1,381,037
Sr. Sec’d. Notes, 144A
5.125%	07/15/23			345	357,075
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 3.500%
4.859%(c)	07/15/21			606	615,090
Sealed Air Corp.,
Gtd. Notes, 144A
4.875%	12/01/22			152	160,550
6.875%	07/15/33			69	80,213
Silgan Holdings, Inc.,
Sr. Unsec’d. Notes
3.250%	03/15/25		EUR	100	124,424
Verallia Packaging SASU (France),
Sr. Sec’d. Notes
5.125%	08/01/22		EUR	175	219,338

					10,020,004

Pharmaceuticals — 0.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.500%	05/14/20			320	320,986
Allergan Funding SCS,
Gtd. Notes
2.350%	03/12/18			890	890,705
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
4.875%	01/15/26			391	392,466
Eli Lilly & Co.,
Sr. Unsec’d. Notes
3.100%	05/15/27			380	385,715
3.950%	05/15/47			200	214,734

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23		235	$184,475
Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
7.250%	01/15/22		96	83,040
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.,
Gtd. Notes, 144A
7.500%	10/01/24		285	307,800
Johnson & Johnson,
Sr. Unsec’d. Notes
2.050%	03/01/23		250	245,231
2.950%	03/03/27		1,152	1,167,320
3.400%	01/15/38		275	281,672
3.700%	03/01/46		545	574,425
Nidda Healthcare Holding AG (Germany),
Sr. Sec’d. Notes
3.500%	09/30/24	EUR	100	120,859
Novartis Capital Corp. (Switzerland),
Gtd. Notes
3.100%	05/17/27		1,300	1,325,433
4.400%	05/06/44		575	659,243
Pfizer, Inc.,
Sr. Unsec’d. Notes
7.200%	03/15/39		400	613,415
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
1.900%	09/23/19		1,700	1,684,609
Teva Pharmaceutical Finance Netherlands II BV (Israel),
Gtd. Notes
1.250%	03/31/23	EUR	100	109,230
1.625%	10/15/28	EUR	100	99,165
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.500%	03/01/23		234	214,110
5.625%	12/01/21		625	610,938
5.875%	05/15/23		943	874,632
6.125%	04/15/25		169	154,635
6.750%	08/15/21		396	398,970
7.250%	07/15/22		112	113,260
7.500%	07/15/21		301	306,268
9.000%	12/15/25		683	711,823
Sr. Sec’d. Notes, 144A
5.500%	11/01/25		687	699,022
6.500%	03/15/22		408	428,400
7.000%	03/15/24		581	621,670
Vizient, Inc.,
Sr. Unsec’d. Notes, 144A
10.375%	03/01/24		388	435,530
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.450%	11/13/20		245	250,785

				15,480,566

Pipelines — 0.7%
Andeavor Logistics LP,
Jr. Sub. Notes
6.875%	12/31/49		392	397,958

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pipelines (continued)
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes
5.375%	09/15/24	75	$77,249
Buckeye Partners LP,
Sr. Unsec’d. Notes
2.650%	11/15/18	800	802,313
4.150%	07/01/23	182	186,959
4.350%	10/15/24	600	612,264
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27	784	810,970
5.875%	03/31/25	584	632,910
7.000%	06/30/24	485	551,991
Cheniere Energy Partners LP,
Sr. Sec’d. Notes, 144A
5.250%	10/01/25	467	475,173
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
6.250%	04/01/23	45	46,764
DCP Midstream Operating LP,
Gtd. Notes, 144A
4.750%	09/30/21	180	185,850
6.450%	11/03/36	238	255,255
6.750%	09/15/37	306	333,540
Enable Midstream Partners LP,
Sr. Unsec’d. Notes
3.900%	05/15/24	400	402,425
4.400%	03/15/27	100	101,687
Energy Transfer Equity LP,
Sr. Sec’d. Notes
4.250%	03/15/23	212	210,410
5.500%	06/01/27	473	482,460
5.875%	01/15/24	591	622,028
7.500%	10/15/20	352	387,200
Energy Transfer LP,
Sr. Unsec’d. Notes
9.000%	04/15/19	71	76,610
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
6.250%	05/15/26	190	189,288
6.500%	10/01/25	174	176,610
Kinder Morgan, Inc.,
Gtd. Notes
3.050%	12/01/19	140	141,226
MPLX LP,
Sr. Unsec’d. Notes
4.875%	06/01/25	700	750,204
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.375%	08/15/22	225	228,797
4.875%	08/15/27	40	41,500
7.768%	12/15/37	574	707,455
ONEOK Partners LP,
Gtd. Notes
6.125%	02/01/41	500	583,548
ONEOK, Inc.,
Gtd. Notes
4.000%	07/13/27	200	202,706

Interest Rate	Maturity Date			Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pipelines (continued)
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
5.625%	04/15/20			135	$141,413
6.000%	01/15/19			135	138,712
6.850%	07/15/18			45	45,788
6.875%	04/15/40			626	704,250
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	04/15/23			200	219,646
5.875%	06/30/26			800	898,775
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	09/15/24			323	331,479
5.500%	01/15/28			495	501,039
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23			278	274,873
5.125%	02/01/25			105	107,494
5.250%	05/01/23			19	19,428
5.375%	02/01/27			20	20,525
Gtd. Notes, 144A
5.000%	01/15/28	(a)		425	423,938
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
5.750%	06/24/44			1,104	1,178,520
Williams Partners LP,
Sr. Unsec’d. Notes
3.900%	01/15/25			400	407,671
4.000%	09/15/25			130	133,018
4.300%	03/04/24			800	837,883

					17,057,802

Private Equity — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
4.875%	03/15/19			725	725,145
6.000%	08/01/20			89	91,530
6.250%	02/01/22			429	438,653
6.750%	02/01/24			370	380,175
Gtd. Notes, 144A
6.375%	12/15/25			180	180,018

					1,815,521

Real Estate — 0.1%
ADLER Real Estate AG (Germany),
Sr. Unsec’d. Notes
2.125%	02/06/24		EUR	100	118,682
Sr. Unsec’d. Notes, EMTN
4.750%	04/08/20		EUR	100	125,046
ATF Netherlands BV (Germany),
Gtd. Notes
3.750%	12/31/49		EUR	100	127,724
Five Point Operating Co. LP/Five Point Capital Corp.,
Sr. Unsec’d. Notes, 144A
7.875%	11/15/25			175	178,063
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25			210	216,300

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date			Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Real Estate (continued)
Howard Hughes Corp. (The),
Sr. Unsec’d. Notes, 144A
5.375%	03/15/25			253	$259,325
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A
4.875%	06/01/23			445	439,438
5.250%	12/01/21			193	200,238
RESIDOMO Sro (Czech Republic),
Sr. Sec’d. Notes
3.375%	10/15/24		EUR	100	122,320
Rialto Holdings LLC/Rialto Corp.,
Gtd. Notes, 144A
7.000%	12/01/18			235	235,587

					2,022,723

Real Estate Investment Trusts (REITs) — 0.7%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.750%	01/15/20			600	602,528
American Tower Corp.,
Sr. Unsec’d. Notes
2.250%	01/15/22			720	701,253
2.800%	06/01/20			1,200	1,207,476
3.000%	06/15/23			780	777,957
3.375%	10/15/26			1,000	982,484
3.400%	02/15/19			325	328,682
3.450%	09/15/21	(a)		400	408,835
3.500%	01/31/23			800	818,000
5.050%	09/01/20			200	212,057
5.900%	11/01/21			200	221,226
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23			750	773,766
CoreCivic, Inc.,
Gtd. Notes
4.750%	10/15/27			164	161,950
Crown Castle International Corp.,
Sr. Unsec’d. Notes
2.250%	09/01/21			195	191,711
3.200%	09/01/24			425	420,593
5.250%	01/15/23			1,200	1,313,935
CyrusOne LP/CyrusOne Finance Corp.,
Gtd. Notes, 144A
5.000%	03/15/24			617	640,138
5.375%	03/15/27			60	63,000
Equinix, Inc.,
Sr. Unsec’d. Notes
5.875%	01/15/26			496	532,580
ESH Hospitality, Inc.,
Gtd. Notes, 144A
5.250%	05/01/25			76	76,760
GEO Group, Inc. (The),
Gtd. Notes
5.125%	04/01/23			373	373,000
5.875%	10/15/24			255	262,013
6.000%	04/15/26			41	42,128
Iron Mountain, Inc.,
Gtd. Notes
3.000%	01/15/25		EUR	100	121,766

Interest Rate	Maturity Date			Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
iStar, Inc.,
Sr. Unsec’d. Notes
4.625%	09/15/20			136	$138,040
5.250%	09/15/22			137	137,856
6.000%	04/01/22			109	112,815
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26			1,156	1,150,220
5.625%	05/01/24			1,271	1,353,615
Sr. Unsec’d. Notes, 144A
4.500%	01/15/28			387	379,260
Omega Healthcare Investors, Inc.,
Gtd. Notes
4.500%	04/01/27	(a)		800	782,777
SBA Communications Corp.,
Sr. Unsec’d. Notes
4.875%	09/01/24			266	273,315
Sr. Unsec’d. Notes, 144A
4.000%	10/01/22			481	481,601
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes
5.000%	12/15/21			284	294,650
Sr. Unsec’d. Notes, 144A
4.750%	03/15/25			116	115,130
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
Gtd. Notes
8.250%	10/15/23	(a)		526	505,618
VICI Properties 1 LLC/VICI FC, Inc.,
Sec’d. Notes
8.000%	10/15/23			368	410,895
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia),
Gtd. Notes, 144A
2.700%	09/17/19			295	296,593

					17,666,223

Retail — 0.6%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
5.000%	10/15/25			1,789	1,802,418
Sr. Sec’d. Notes, 144A
4.250%	05/15/24			333	332,167
Asbury Automotive Group, Inc.,
Gtd. Notes
6.000%	12/15/24			403	419,604
Beacon Escrow Corp.,
Gtd. Notes, 144A
4.875%	11/01/25			665	667,494
Burger King France SAS (France),
Sr. Sec’d. Notes
6.000%	05/01/24		EUR	100	129,319
Sr. Sec’d. Notes, 3 Month Euribor + 5.250% (Cap N/A, Floor 5.250%)
5.250%(c)	05/01/23		EUR	100	122,370
CVS Health Corp.,
Sr. Unsec’d. Notes
2.250%	12/05/18			500	500,662

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date			Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Retail (continued)
Dollar Tree, Inc.,
Gtd. Notes
5.750%	03/01/23			739	$774,103
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24			58	59,015
Group 1 Automotive, Inc.,
Gtd. Notes, 144A
5.250%	12/15/23			53	54,723
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.000%	04/01/21			590	584,184
5.875%	12/16/36			200	270,642
JC Penney Corp., Inc.,
Gtd. Notes
6.375%	10/15/36			72	42,840
7.400%	04/01/37			38	24,510
8.125%	10/01/19			51	52,020
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
Gtd. Notes, 144A
5.250%	06/01/26			286	301,015
L Brands, Inc.,
Gtd. Notes
6.875%	11/01/35			473	477,730
Masaria Investments SAU (Spain),
Sr. Sec’d. Notes
5.000%	09/15/24		EUR	100	120,585
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.100%	12/07/18			195	195,199
2.625%	01/15/22			800	801,646
2.750%	12/09/20			115	116,193
3.250%	06/10/24			800	823,219
3.500%	03/01/27			1,600	1,645,481
4.875%	12/09/45			515	596,601
Neiman Marcus Group Ltd. LLC,
Gtd. Notes, 144A
8.000%	10/15/21			260	149,552
Penske Automotive Group, Inc.,
Gtd. Notes
5.500%	05/15/26			167	169,455
5.750%	10/01/22			167	172,219
PetSmart, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	06/01/25			165	126,638
PVH Corp.,
Sr. Unsec’d. Notes
3.125%	12/15/27		EUR	114	138,550
Rite Aid Corp.,
Gtd. Notes, 144A
6.125%	04/01/23	(a)		317	286,093
Shop Direct Funding PLC (United Kingdom),
Sr. Sec’d. Notes
7.750%	11/15/22		GBP	100	126,215
Staples, Inc.,
Gtd. Notes, 144A
8.500%	09/15/25			211	195,175

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Retail (continued)
Stonegate Pub Co. Financing PLC (United Kingdom),
Sr. Sec’d. Notes
4.875%	03/15/22	GBP	100	$134,512
Unique Pub Finance Co. PLC (The) (United Kingdom),
Sec’d. Notes
6.464%	03/30/32	GBP	100	133,289
Sr. Sec’d. Notes
5.659%	06/30/27	GBP	62	94,589
Walgreen Co.,
Gtd. Notes
5.250%	01/15/19		100	103,028
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
2.700%	11/18/19		1,100	1,106,678

				13,849,733

Semiconductors — 0.6%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
7.000%	07/01/24		61	63,211
7.500%	08/15/22		99	108,653
Analog Devices, Inc.,
Sr. Unsec’d. Notes
3.125%	12/05/23		370	370,750
Applied Materials, Inc.,
Sr. Unsec’d. Notes
2.625%	10/01/20		345	348,780
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes, 144A
2.375%	01/15/20		1,400	1,390,532
3.000%	01/15/22		1,400	1,388,142
3.125%	01/15/25		1,040	994,203
3.625%	01/15/24		600	596,631
3.875%	01/15/27		300	295,214
Entegris, Inc.,
Gtd. Notes, 144A
4.625%	02/10/26		228	231,420
Intel Corp.,
Sr. Unsec’d. Notes
2.450%	07/29/20		505	510,503
2.875%	05/11/24		1,400	1,412,841
3.150%	05/11/27		600	611,890
3.300%	10/01/21		200	207,409
KLA-Tencor Corp.,
Sr. Unsec’d. Notes
3.375%	11/01/19		170	172,803
4.650%	11/01/24		613	664,918
Maxim Integrated Products, Inc.,
Sr. Unsec’d. Notes
2.500%	11/15/18		250	250,891
3.450%	06/15/27		1,000	1,004,774
Micron Technology, Inc.,
Sr. Unsec’d. Notes
5.500%	02/01/25		11	11,509
Sr. Unsec’d. Notes, 144A
5.250%	01/15/24		47	48,821
Microsemi Corp.,
Gtd. Notes, 144A
9.125%	04/15/23		26	29,250

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Semiconductors (continued)
NVIDIA Corp.,
Sr. Unsec’d. Notes
3.200%	09/16/26	870	$872,624
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
3.875%	09/01/22	200	202,250
4.125%	06/15/20	572	585,745
4.625%	06/15/22	415	434,194
4.625%	06/01/23	202	211,292
5.750%	03/15/23	223	230,247
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
1.400%	05/18/18	645	643,969
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25	256	270,720
5.625%	11/01/24	140	153,825
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26	200	217,500

			14,535,511

Software — 0.9%
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes
2.300%	09/15/21	130	128,294
3.400%	09/15/26	100	101,205
Ascend Learning LLC,
Sr. Unsec’d. Notes, 144A
6.875%	08/01/25	360	371,699
Autodesk, Inc.,
Sr. Unsec’d. Notes
3.500%	06/15/27	895	877,929
BMC Software Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	07/15/21	514	517,213
Broadridge Financial Solutions, Inc.,
Sr. Unsec’d. Notes
3.400%	06/27/26	460	456,236
CDK Global, Inc.,
Sr. Unsec’d. Notes, 144A
4.875%	06/01/27	340	344,249
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.000%	08/15/26	450	434,955
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23	993	1,050,098
Sec’d. Notes, 144A
5.750%	01/15/24	2,316	2,397,060
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.850%	06/01/25	700	730,228
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings LLC,
Gtd. Notes, 144A
10.000%	11/30/24	476	520,030

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Software (continued)
Infor Software Parent LLC/Infor Software Parent, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.125% or PIK 7.875%
7.125%	05/01/21			337	$344,583
Infor US, Inc.,
Gtd. Notes
6.500%	05/15/22			1,941	2,008,935
Informatica LLC,
Sr. Unsec’d. Notes, 144A
7.125%	07/15/23			824	842,540
Microsoft Corp.,
Sr. Unsec’d. Notes
2.000%	08/08/23			1,025	995,696
3.300%	02/06/27			500	515,751
3.450%	08/08/36			700	721,693
Nuance Communications, Inc.,
Gtd. Notes
5.625%	12/15/26			249	259,271
6.000%	07/01/24			248	265,980
Gtd. Notes, 144A
5.375%	08/15/20			42	42,578
Oracle Corp.,
Sr. Unsec’d. Notes
3.850%	07/15/36			200	211,350
PTC, Inc.,
Sr. Unsec’d. Notes
6.000%	05/15/24			227	240,620
Quintiles IMS, Inc.,
Gtd. Notes, 144A
3.250%	03/15/25		EUR	100	123,735
Rackspace Hosting, Inc.,
Gtd. Notes, 144A
8.625%	11/15/24	(a)		247	263,673
RP Crown Parent LLC,
Sr. Sec’d. Notes, 144A
7.375%	10/15/24			460	481,850
Solera LLC/Solera Finance, Inc.,
Sr. Unsec’d. Notes, 144A
10.500%	03/01/24			1,807	2,032,839
Sophia LP/Sophia Finance, Inc.,
Sr. Unsec’d. Notes, 144A
9.000%	09/30/23			392	414,540
SS&C Technologies Holdings, Inc.,
Gtd. Notes
5.875%	07/15/23			713	752,215
Veritas US, Inc./Veritas Bermuda Ltd.,
Sr. Sec’d. Notes
7.500%	02/01/23		EUR	100	125,684
Sr. Sec’d. Notes, 144A
7.500%	02/01/23			400	419,000
Sr. Unsec’d. Notes, 144A
10.500%	02/01/24			1,006	1,046,240
VMware, Inc.,
Sr. Unsec’d. Notes
2.300%	08/21/20			360	357,959
2.950%	08/21/22			1,585	1,580,571
3.900%	08/21/27	(a)		926	934,780

					22,911,279

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Storage/Warehousing — 0.0%
Mobile Mini, Inc.,
Gtd. Notes
5.875%	07/01/24			777	$815,850

Telecommunications — 1.6%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.375%	11/27/18			1,600	1,604,904
2.850%	02/14/23			585	587,320
3.200%	03/01/22			650	657,014
3.400%	08/14/24			2,400	2,412,322
4.500%	03/09/48			593	555,630
4.750%	05/15/46			405	396,109
5.150%	03/15/42			600	622,541
Sr. Unsec’d. Notes, 144A
4.100%	02/15/28			618	620,044
CB Escrow Corp.,
Sr. Unsec’d. Notes, 144A
8.000%	10/15/25			170	172,549
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN
2.375%	01/16/24		EUR	100	121,136
CenturyLink, Inc.,
Sr. Unsec’d. Notes
6.450%	06/15/21			808	816,079
6.750%	12/01/23	(a)		232	227,359
7.600%	09/15/39			63	54,179
7.650%	03/15/42			399	351,619
Cincinnati Bell, Inc.,
Gtd. Notes, 144A
7.000%	07/15/24			493	489,303
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27			295	295,000
6.000%	06/15/25			3	3,188
CommScope, Inc.,
Gtd. Notes, 144A
5.500%	06/15/24			280	291,200
Digicel Group Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
7.125%	04/01/22			369	341,698
Digicel Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
6.000%	04/15/21			785	772,644
eircom Finance DAC (Ireland),
Sr. Sec’d. Notes
4.500%	05/31/22		EUR	100	124,136
Frontier Communications Corp.,
Sr. Unsec’d. Notes
6.875%	01/15/25	(a)		1,211	784,123
7.125%	03/15/19			512	491,520
7.125%	01/15/23			73	48,545
7.625%	04/15/24			182	120,575
GTT Communications, Inc.,
Gtd. Notes, 144A
7.875%	12/31/24			272	286,960
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26			53	55,518

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Telecommunications (continued)
7.625%	06/15/21			118	$130,390
Sr. Sec’d. Notes
5.250%	08/01/26			630	642,600
Inmarsat Finance PLC (United Kingdom),
Gtd. Notes, 144A
4.875%	05/15/22			196	195,510
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
5.500%	08/01/23			570	465,975
7.250%	10/15/20			427	401,380
Gtd. Notes, 144A
9.750%	07/15/25			430	413,875
Koninklijke KPN NV (Netherlands),
Jr. Sub. Notes
6.125%	03/29/49		EUR	100	124,791
Level 3 Financing, Inc.,
Gtd. Notes
5.125%	05/01/23			414	415,035
5.250%	03/15/26			1,630	1,599,927
5.375%	08/15/22			305	308,904
5.375%	01/15/24			23	22,971
5.375%	05/01/25			137	136,829
Matterhorn Telecom SA (Luxembourg),
Sr. Sec’d. Notes
3.875%	05/01/22		EUR	116	141,430
4.000%	11/15/27		EUR	100	116,385
Nokia OYJ (Finland),
Sr. Unsec’d. Notes
3.375%	06/12/22			112	111,306
4.375%	06/12/27			19	18,781
6.625%	05/15/39			477	527,085
Orange SA (France),
Jr. Sub. Notes, EMTN
5.750%	10/29/49		GBP	100	150,642
OTE PLC (Greece),
Gtd. Notes, GMTN
3.500%	07/09/20		EUR	100	126,170
SoftBank Group Corp. (Japan),
Gtd. Notes
4.750%	09/19/24			200	198,048
4.750%	07/30/25		EUR	153	201,486
Gtd. Notes, 144A
4.500%	04/15/20			365	372,858
Sub. Notes
6.000%	07/19/23			360	355,615
6.875%	07/19/27			550	556,325
Sprint Capital Corp.,
Gtd. Notes
6.900%	05/01/19			275	287,719
8.750%	03/15/32			1,264	1,434,640
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20			423	452,610
Sr. Unsec’d. Notes
6.000%	11/15/22			392	392,000
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24			2,295	2,335,163
7.625%	02/15/25	(a)		843	883,043

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Telecommunications (continued)
7.875%	09/15/23		815	$867,975
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23		750	754,688
Telecom Italia Capital SA (Italy),
Gtd. Notes
6.000%	09/30/34		867	973,207
6.375%	11/15/33		278	323,175
7.200%	07/18/36		51	63,368
7.721%	06/04/38		26	33,540
Telecom Italia Finance SA (Italy),
Sr. Unsec’d. Notes, EMTN
7.750%	01/24/33	EUR	85	156,613
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24		400	427,000
Sr. Unsec’d. Notes, EMTN
3.625%	01/19/24	EUR	100	133,768
5.875%	05/19/23	GBP	150	236,507
Telefonica Europe BV (Spain),
Gtd. Notes
3.750%	12/29/49	EUR	100	126,289
4.200%	12/29/49	EUR	200	253,378
5.000%	03/31/49	EUR	100	129,283
Telesat Canada/Telesat LLC (Canada),
Gtd. Notes, 144A
8.875%	11/15/24		294	329,280
T-Mobile USA, Inc.,
Gtd. Notes
4.000%	04/15/22		240	246,150
5.125%	04/15/25		244	253,455
5.375%	04/15/27		146	155,673
6.000%	03/01/23		201	210,447
6.500%	01/15/24		522	553,320
6.625%	04/01/23		552	575,460
6.836%	04/28/23		75	78,563
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.946%	03/15/22		828	833,043
3.125%	03/16/22		1,200	1,216,687
3.500%	11/01/24		1,000	1,017,927
4.500%	08/10/33		1,200	1,258,596
Sr. Unsec’d. Notes, 144A
3.376%	02/15/25		926	929,497
Xplornet Communications, Inc. (Canada),
Sr. Unsec’d. Notes, 144A, Cash coupon 9.625% or PIK 10.625%
9.625%	06/01/22		149	154,139

				39,113,736

Textiles — 0.0%
Springs Industries, Inc.,
Sr. Sec’d. Notes
6.250%	06/01/21		69	70,380

Toys/Games/Hobbies — 0.0%
Mattel, Inc.,
Gtd. Notes, 144A
6.750%	12/31/25		356	360,788

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Toys/Games/Hobbies (continued)
Sr. Unsec’d. Notes
5.450%	11/01/41			48	$39,720
6.200%	10/01/40			82	73,698

					474,206

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.375%	09/01/42			300	335,084
CMA CGM SA (France),
Sr. Unsec’d. Notes
7.750%	01/15/21		EUR	100	124,814
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.125%	09/01/23			18	19,035
6.500%	06/15/22	(a)		670	699,313

					1,178,246

Trucking & Leasing — 0.0%
Fortress Transportation & Infrastructure Investors LLC,
Sr. Unsec’d. Notes, 144A
6.750%	03/15/22			48	49,680
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
3.625%	03/15/21			275	263,313
5.250%	08/15/22			316	314,025

					627,018

TOTAL CORPORATE BONDS (cost $599,807,752)					609,879,105

MUNICIPAL BONDS — 0.1%
California — 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs
6.263%	04/01/49			100	147,732
Los Angeles Unified School District,
General Obligation Unlimited, BABs
5.750%	07/01/34			150	191,278
State of California,
General Obligation Unlimited, BABs
7.550%	04/01/39			400	629,444

					968,454

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Revenue Bonds, BABs
6.637%	04/01/57			95	121,775

Illinois — 0.0%
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40			100	135,589
State of Illinois,
General Obligation Unlimited, BABs
7.350%	07/01/35			200	231,234

					366,823

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (continued)
New Jersey — 0.0%
New Jersey Turnpike Authority,
Revenue Bonds, BABs
7.414%	01/01/40	400	$617,408

New York — 0.0%
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	200	230,946

Ohio — 0.0%
American Municipal Power, Inc.,
Revenue Bonds, BABs
7.834%	02/15/41	100	156,104

Oregon — 0.0%
State of Oregon Department of Transportation,
Revenue Bonds, BABs
5.834%	11/15/34	200	257,580

Texas — 0.0%
Dallas Area Rapid Transit,
Revenue Bonds, BABs
5.999%	12/01/44	200	275,968

TOTAL MUNICIPAL BONDS (cost $2,726,317)			2,995,058

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.1%
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-AC2, Class 2A
5.000%	05/25/34	103	103,124
Citigroup Mortgage Loan Trust,
Series 2014-A, Class A, 144A
4.000%(cc)	01/25/35	70	72,457
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-J8, Class 1A2
4.750%	11/25/19	13	12,754
Fannie Mae Connecticut Avenue Securities,
Series 2014-C01, Class M1, 1 Month LIBOR + 1.600%
3.152%(c)	01/25/24	173	174,351
Series 2016-C03, Class 2M1, 1 Month LIBOR + 2.200%
3.752%(c)	10/25/28	1,264	1,275,624
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%
3.002%(c)	01/25/29	2,509	2,533,829
Series 2016-C05, Class 2M1, 1 Month LIBOR + 1.350%
2.902%(c)	01/25/29	1,827	1,837,851
Series 2016-C07, Class 2M1, 1 Month LIBOR + 1.300%
2.852%(c)	05/25/29	1,535	1,544,698
Series 2017-C01, Class 1M1, 1 Month LIBOR + 1.300%
2.852%(c)	07/25/29	1,388	1,402,520
Series 2017-C02, Class 2M1, 1 Month LIBOR + 1.150%
2.702%(c)	09/25/29	1,709	1,724,228
Series 2017-C04, Class 2M1, 1 Month LIBOR + 0.850%
2.402%(c)	11/25/29	2,188	2,200,428
Series 2017-C06, Class 2M1, 1 Month LIBOR + 0.750%
2.302%(c)	02/25/30	359	359,756
Series 2017-C07, Class 2M1, 1 Month LIBOR + 0.650%
2.202%(c)	05/25/30	1,361	1,364,897
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2013-DN2, Class M1, 1 Month LIBOR + 1.450%
3.002%(c)	11/25/23	269	269,663

Interest Rate	Maturity Date			Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-DN2, Class M2, 1 Month LIBOR + 1.650%
3.202%(c)	04/25/24			596	$605,141
Series 2014-HQ1, Class M2, 1 Month LIBOR + 2.500%
4.052%(c)	08/25/24			377	380,143
Series 2014-HQ3, Class M2, 1 Month LIBOR + 2.650%
4.202%(c)	10/25/24			68	67,892
Series 2015-DN1, Class M3, 1 Month LIBOR + 4.150%
5.702%(c)	01/25/25			1,549	1,676,117
Series 2015-HQ1, Class M3, 1 Month LIBOR + 3.800%
5.352%(c)	03/25/25			580	630,459
Series 2015-HQA1, Class M2, 1 Month LIBOR + 2.650%
4.202%(c)	03/25/28			1,253	1,278,230
Series 2016-DNA4, Class M1, 1 Month LIBOR + 0.800%
2.352%(c)	03/25/29			1,163	1,165,029
Series 2016-HQA1, Class M1, 1 Month LIBOR + 1.750%
3.302%(c)	09/25/28			324	324,802
Series 2017-DNA1, Class M1, 1 Month LIBOR + 1.200%
2.752%(c)	07/25/29			830	839,651
Series 2017-DNA3, Class M1, 1 Month LIBOR + 0.750%
2.302%(c)	03/25/30			1,447	1,453,016
Series 2017-HQA2, Class M1, 1 Month LIBOR + 0.800%
2.352%(c)	12/25/29			2,409	2,416,450
Series 2017-HQA3, Class M1, 1 Month LIBOR + 0.550%
2.102%(c)	04/25/30			1,613	1,612,654

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $27,160,151)					27,325,764

SOVEREIGN BONDS — 0.4%
Canadian Government Real Return Bond (Canada),
Bonds, TIPS
4.250%	12/01/26		CAD	80	127,089
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24			332	344,284
4.500%	01/28/26			800	853,200
5.625%	02/26/44			350	400,750
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.500%	01/11/28			1,400	1,395,201
Italy Buoni Poliennali del Tesoro (Italy),
Bonds, TIPS
1.650%	04/23/20		EUR	530	671,584
Sr. Unsec’d. Notes, TIPS
1.250%	10/27/20		EUR	165	208,670
Unsec’d. Notes, 144A
2.700%	03/01/47		EUR	140	153,030
Japanese Government CPI Linked Bond (Japan),
Sr. Unsec’d. Notes, TIPS
0.100%	09/10/24		JPY	66,400	620,572
0.100%	03/10/26		JPY	35,200	331,339
0.100%	03/10/27		JPY	26,000	246,169
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.150%	03/28/27			200	207,400
4.350%	01/15/47			200	191,000
Sr. Unsec’d. Notes, GMTN
3.500%	01/21/21	(a)		475	491,150
Sr. Unsec’d. Notes, MTN

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
6.750%	09/27/34			500	$650,000
New Zealand Government Bond (New Zealand),
Sr. Unsec’d. Notes
2.500%	09/20/35		NZD	270	218,546
2.500%	09/20/40		NZD	107	83,645
3.000%	09/20/30		NZD	576	498,399
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
4.125%	08/25/27	(a)		509	553,028
United Kingdom Gilt (United Kingdom),
Bonds
1.500%	07/22/47		GBP	80	101,641
United Kingdom Gilt Inflation Linked (United Kingdom),
Bonds, TIPS
0.125%	03/22/26		GBP	180	304,877
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
5.100%	06/18/50			400	444,000

TOTAL SOVEREIGN BONDS (cost $8,763,884)					9,095,574

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.2%
Fannie Mae Interest Strip, Notes
3.577%(s)	05/15/29			780	556,544
Fannie Mae Principal Strip, Notes, MTN
3.350%(s)	03/23/28			250	185,472
Federal Farm Credit Bank
2.000%	04/04/22			447	443,033
Federal Home Loan Bank
3.375%	12/08/23			500	527,134
4.000%	09/01/28			245	271,272
5.000%	09/28/29			500	603,902
5.375%	08/15/24			750	888,935
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.500%
1.742%(c)	06/01/43			26	26,596
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.650%
2.455%(c)	05/01/43			39	38,834
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.600%
2.512%(c)	08/01/43			15	15,121
Federal Home Loan Mortgage Corp.
3.000%	03/01/27			119	120,892
3.000%	05/01/27			49	49,861
3.000%	11/01/27			294	299,638
3.000%	04/01/29			279	285,259
3.000%	02/01/31			332	338,343
3.000%	05/01/31			75	76,555
3.000%	06/01/31			42	42,833
3.000%	05/01/33			109	110,861
3.000%	05/01/33			50	50,763
3.000%	05/01/33			23	23,347
3.000%	12/01/46			91	90,878
3.000%	12/01/46			76	75,695
3.000%	05/01/47			48	47,791
3.000%	TBA			7,697	7,695,765
3.000%	TBA			115	117,093
3.500%	03/01/32			103	107,451
3.500%	04/01/32			253	263,297

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	05/01/35	137	$142,966
3.500%	10/01/42	115	118,956
3.500%	06/01/43	405	418,472
3.500%	07/01/43	179	185,414
3.500%	12/01/45	106	109,962
3.500%	03/01/46	77	79,811
3.500%	03/01/46	62	63,410
3.500%	05/01/46	106	109,030
3.500%	05/01/46	59	61,166
3.500%	07/01/46	216	222,312
3.500%	07/01/46	26	26,626
3.500%	08/01/46	204	209,382
3.500%	08/01/46	40	40,877
3.500%	09/01/46	52	53,186
3.500%	12/01/46	310	318,990
3.500%	02/01/47	736	756,523
3.500%	03/01/47	209	215,188
3.500%	04/01/47	261	268,241
3.500%	04/01/47	47	48,551
3.500%	05/01/47	175	180,494
3.500%	09/01/47	1,513	1,555,982
3.500%	09/01/47	148	151,805
3.500%	TBA	6,249	6,417,269
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.790%
3.536%(c)	08/01/41	88	91,599
Federal Home Loan Mortgage Corp.
4.000%	06/01/44	740	780,579
4.000%	07/01/45	124	129,214
4.000%	03/01/46	150	156,617
4.000%	05/01/46	290	303,376
4.000%	02/01/47	816	852,889
4.000%	07/01/47	361	378,152
4.000%	09/01/47	701	733,046
4.000%	TBA	7,442	7,782,230
4.000%	TBA	150	154,309
4.500%	06/01/38	202	215,137
4.500%	07/01/39	447	477,010
4.500%	09/01/39	20	21,389
4.500%	10/01/39	87	92,953
4.500%	01/01/40	153	164,842
4.500%	02/01/40	21	22,338
4.500%	04/01/40	41	44,338
4.500%	07/01/41	27	29,464
4.500%	08/01/41	26	28,468
4.500%	10/01/41	716	771,867
4.500%	01/01/42	33	35,112
4.500%	05/01/42	43	45,796
4.500%	01/01/45	50	53,350
4.500%	09/01/46	41	44,248
4.500%	03/01/47	38	40,503
4.500%	05/01/47	516	548,042
4.500%	05/01/47	95	100,703
4.500%	06/01/47	166	177,568
4.500%	06/01/47	38	40,616
4.500%	09/01/47	580	616,548
4.500%	10/01/47	2,051	2,188,315
4.500%	11/01/47	321	341,856

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	12/01/47	2,088	$2,223,721
4.500%	01/01/48	824	875,854
4.500%	TBA	1,509	1,604,020
4.500%	TBA	1,000	1,012,948
5.000%	01/01/37	33	36,109
5.000%	02/01/37	31	33,786
5.000%	03/01/38	223	241,828
5.000%	09/01/47	29	31,802
5.000%	TBA	545	585,471
5.000%	TBA	400	407,367
5.500%	06/01/35	131	145,333
5.500%	08/01/38	140	154,547
5.500%	TBA	1,900	2,077,364
6.000%	09/01/36	143	160,669
Federal National Mortgage Assoc., 12 Month LIBOR + 1.530%
1.863%(c)	04/01/43	55	56,373
1.927%(c)	05/01/43	234	240,845
Federal National Mortgage Assoc., 12 Month LIBOR + 1.540%
2.052%(c)	06/01/43	133	133,899
Federal National Mortgage Assoc.
2.160%(s)	10/09/19	8,700	8,378,983
Federal National Mortgage Assoc., 12 Month LIBOR + 1.700%
2.450%(c)	08/01/42	152	156,267
Federal National Mortgage Assoc.
3.000%	01/01/27	150	153,078
3.000%	08/01/27	49	49,772
3.000%	09/01/27	302	308,476
3.000%	09/01/27	31	31,654
3.000%	11/01/27	66	67,614
3.000%	11/01/27	51	52,113
3.000%	11/01/27	41	41,907
3.000%	11/01/27	32	33,019
3.000%	11/01/27	32	32,279
3.000%	11/01/27	26	26,059
3.000%	12/01/27	29	29,471
3.000%	02/01/31	962	980,878
3.000%	02/01/31	466	474,599
3.000%	02/01/31	18	18,045
3.000%	03/01/31	377	384,565
3.000%	05/01/33	89	90,717
3.000%	05/01/33	52	53,615
3.000%	05/01/33	32	32,437
3.000%	08/01/33	594	607,116
3.000%	10/01/46	57	57,323
3.000%	12/01/46	85	85,296
3.000%	01/01/47	206	206,943
3.000%	01/01/47	146	146,034
3.000%	TBA	8,550	8,549,743
3.500%	11/01/30	19	19,668
3.500%	05/01/32	71	73,376
3.500%	06/01/32	167	174,210
3.500%	08/01/32	52	54,579
3.500%	09/01/32	443	461,488
3.500%	06/01/35	131	136,466
3.500%	06/01/35	79	81,747
3.500%	06/01/42	497	513,294
3.500%	09/01/42	386	398,678

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	11/01/42	182	$188,026
3.500%	11/01/42	34	35,162
3.500%	01/01/43	6,064	6,264,524
3.500%	05/01/43	519	535,399
3.500%	03/01/45	61	62,960
3.500%	07/01/45	126	130,145
3.500%	08/01/45	84	85,875
3.500%	09/01/45	776	799,658
3.500%	10/01/45	28	29,166
3.500%	11/01/45	455	467,475
3.500%	12/01/45	213	218,710
3.500%	02/01/46	78	80,455
3.500%	03/01/46	830	852,740
3.500%	03/01/46	88	90,447
3.500%	04/01/46	32	32,914
3.500%	05/01/46	265	272,664
3.500%	06/01/46	106	108,929
3.500%	07/01/46	293	302,009
3.500%	08/01/46	91	93,826
3.500%	09/01/46	209	215,736
3.500%	10/01/46	188	193,353
3.500%	12/01/46	213	220,238
3.500%	12/01/46	47	47,921
3.500%	12/01/46	23	23,254
3.500%	01/01/47	178	182,989
3.500%	01/01/47	160	163,908
3.500%	04/01/47	159	162,859
3.500%	05/01/47	83	85,719
3.500%	05/01/47	73	74,634
3.500%	06/01/47	190	195,373
3.500%	06/01/47	91	94,254
3.500%	08/01/47	220	225,655
3.500%	10/01/47	74	76,203
3.500%	11/01/47	685	703,340
3.500%	12/01/47	748	768,036
3.500%	TBA	2,776	2,850,171
Federal National Mortgage Assoc., 12 Month LIBOR + 1.760%
3.508%(c)	08/01/41	118	122,884
Federal National Mortgage Assoc.
4.000%	05/01/26	302	315,789
4.000%	02/01/31	218	229,971
4.000%	09/01/41	20	21,426
4.000%	09/01/42	2,083	2,217,749
4.000%	09/01/42	15	16,118
4.000%	09/01/43	167	176,454
4.000%	05/01/44	197	208,683
4.000%	10/01/44	578	607,278
4.000%	03/01/45	191	202,533
4.000%	07/01/45	560	585,780
4.000%	09/01/45	68	71,020
4.000%	09/01/45	37	38,636
4.000%	01/01/46	1,196	1,250,813
4.000%	02/01/46	95	99,288
4.000%	05/01/46	851	889,763
4.000%	08/01/46	872	912,233
4.000%	08/01/46	528	552,007
4.000%	08/01/46	107	111,849
4.000%	11/01/46	122	130,041

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	11/01/46	87	$92,361
4.000%	03/01/47	92	96,752
4.000%	04/01/47	144	152,059
4.000%	05/01/47	1,002	1,057,644
4.000%	05/01/47	48	50,375
4.000%	06/01/47	48	49,779
4.000%	07/01/47	998	1,044,490
4.000%	09/01/47	734	768,028
4.000%	10/01/47	1,618	1,693,792
4.000%	10/01/47	174	181,884
4.000%	11/01/47	1,341	1,403,801
4.000%	12/01/47	7,086	7,424,514
4.000%	12/01/47	594	625,919
4.000%	TBA	100	102,842
4.500%	01/01/42	503	538,782
4.500%	01/01/42	236	253,726
4.500%	09/01/42	881	943,412
4.500%	06/01/44	332	355,704
4.500%	06/01/44	253	270,130
4.500%	02/01/45	1,026	1,107,643
4.500%	08/01/45	1,273	1,373,748
4.500%	11/01/45	67	71,439
4.500%	12/01/45	54	57,642
4.500%	01/01/46	74	78,642
4.500%	02/01/46	2,742	2,937,805
4.500%	03/01/46	76	81,372
4.500%	04/01/46	2	2,235
4.500%	05/01/46	3	2,965
4.500%	07/01/46	48	51,322
4.500%	08/01/46	599	640,065
4.500%	08/01/46	89	95,415
4.500%	08/01/46	49	51,948
4.500%	08/01/46	8	9,066
4.500%	09/01/46	41	44,363
4.500%	10/01/46	454	483,075
4.500%	10/01/46	314	335,846
4.500%	01/01/47	271	288,773
4.500%	01/01/47	83	88,529
4.500%	01/01/47	60	64,592
4.500%	01/01/47	31	33,611
4.500%	02/01/47	71	76,192
4.500%	02/01/47	49	52,369
4.500%	03/01/47	79	84,662
4.500%	06/01/47	1,605	1,708,692
4.500%	06/01/47	449	478,391
4.500%	08/01/47	1,826	1,944,990
4.500%	10/01/47	470	500,522
4.500%	11/01/47	2,212	2,356,388
4.500%	TBA	5,507	5,858,931
5.000%	06/01/39	73	79,522
5.000%	12/01/39	134	144,776
5.000%	01/01/40	3	3,686
5.000%	04/01/40	332	358,527
5.000%	05/01/40	25	26,544
5.000%	06/01/40	18	19,748
5.000%	06/01/40	5	5,851
5.000%	06/01/40	5	4,886
5.000%	07/01/40	20	21,302

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	07/01/40	4	$4,130
5.000%	08/01/40	60	64,927
5.000%	09/01/40	9	10,082
5.000%	10/01/40	34	36,850
5.000%	02/01/41	257	277,213
5.000%	05/01/41	811	875,148
5.000%	05/01/41	274	295,557
5.000%	09/01/47	1,424	1,538,784
5.000%	09/01/47	364	393,751
5.000%	10/01/47	1,467	1,585,242
5.000%	TBA	10,153	10,912,275
5.000%	TBA	400	406,617
5.500%	04/01/36	91	101,358
5.500%	05/01/36	52	57,112
5.500%	09/01/36	165	182,364
5.500%	08/01/37	119	132,122
5.500%	TBA	500	547,868
6.000%	03/01/34	1,642	1,840,615
Federal National Mortgage Assoc., MTN
6.320%	12/20/27	251	327,361
Financing Corp., Debs.
1.736%(s)	11/02/18	2,000	1,969,107
Government National Mortgage Assoc.
3.000%	TBA	400	403,067
3.500%	12/20/42	730	757,377
3.500%	12/20/42	165	171,094
3.500%	03/15/43	192	199,777
3.500%	03/15/43	36	37,079
3.500%	05/15/43	149	155,088
3.500%	06/20/43	375	389,626
3.500%	04/20/47	156	161,571
3.500%	10/20/47	272	282,413
3.500%	TBA	14,395	14,880,831
3.500%	TBA	800	827,176
4.000%	12/15/40	97	101,333
4.000%	06/20/47	407	424,330
4.000%	07/20/47	1,847	1,926,963
4.000%	09/20/47	2,523	2,640,025
4.000%	11/20/47	1,048	1,097,751
4.000%	TBA	4,300	4,481,893
4.000%	TBA	1,650	1,722,177
4.500%	08/15/39	663	699,915
4.500%	01/20/41	422	447,407
4.500%	03/20/41	64	67,876
4.500%	04/20/41	175	185,744
4.500%	09/20/43	67	71,005
4.500%	08/20/46	84	89,052
4.500%	09/20/46	79	82,788
4.500%	10/20/46	60	63,302
4.500%	11/20/46	28	29,488
4.500%	08/20/47	985	1,038,712
4.500%	09/20/47	669	706,732
4.500%	10/20/47	55	57,767
4.500%	11/20/47	799	847,127
4.500%	TBA	1,604	1,682,446
4.500%	TBA	1,000	1,052,031
5.000%	10/20/39	331	360,129
5.000%	TBA	1,000	1,066,035

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	TBA		2,000		$2,149,570
5.500%	07/20/40		625		676,889
6.000%	09/20/38		128		143,440
6.000%	10/20/38		165		184,498
Resolution Funding Corp., Sr. Unsec’d. Notes
8.125%	10/15/19		500		553,820

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $204,882,289)					204,454,635

U.S. TREASURY OBLIGATIONS — 1.9%
U.S. Treasury Bonds
2.875%	11/15/46		2,000		2,051,641
3.000%	02/15/47		2,100		2,208,527
6.250%	05/15/30		—	(r)	141
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/21		1,270		1,316,381
0.125%	01/15/22		1,456		1,580,690
0.125%	04/15/22		1,960		1,974,067
0.125%	07/15/22		895		958,769
0.125%	01/15/23		2,491		2,641,432
0.125%	07/15/24		1,721		1,766,904
0.125%	07/15/26		1,920		1,930,625
0.250%	01/15/25		1,810		1,868,392
0.375%	07/15/23		1,851		1,976,785
0.375%	07/15/25		1,355		1,411,639
0.375%	01/15/27		1,090		1,105,077
0.375%	07/15/27		900		902,746
0.625%	07/15/21		1,037		1,156,361
0.625%	01/15/24		2,301		2,475,211
0.625%	01/15/26		1,189		1,254,130
0.625%	02/15/43		422		443,036
0.750%	02/15/42		1,616		1,781,231
0.750%	02/15/45		1,295		1,363,380
0.875%	02/15/47		860		913,237
1.000%	02/15/46		675		750,700
1.125%	01/15/21		1,805		2,096,171
1.250%	07/15/20		1,465		1,711,034
1.375%	02/15/44		1,025		1,252,458
1.750%	01/15/28		935		1,237,392
2.000%	01/15/26	(k)	705		985,572
2.125%	02/15/40		624		926,987
2.125%	02/15/41		449		662,826
2.375%	01/15/25		700		1,043,905
2.375%	01/15/27		675		966,006
2.500%	01/15/29		950		1,324,022
3.375%	04/15/32		45		86,512
3.625%	04/15/28	(k)	520		1,040,558
3.875%	04/15/29	(k)	665		1,360,378

TOTAL U.S. TREASURY OBLIGATIONS (cost $48,063,614)					48,524,923

TOTAL LONG-TERM INVESTMENTS (cost $1,772,610,355)					1,859,793,876

			Shares
SHORT-TERM INVESTMENTS — 29.5%

	Shares	Value
AFFILIATED MUTUAL FUNDS — 29.5%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	684,991,012	684,991,012
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $52,914,782; includes $52,843,679 of cash collateral for securities on loan)(b)(w)	52,909,811	52,909,811

TOTAL AFFILIATED MUTUAL FUNDS (cost $737,905,794)		$737,900,823

OPTIONS PURCHASED~* — 0.0% (cost $128,443)		87,079

TOTAL SHORT-TERM INVESTMENTS (cost $738,034,237)		737,987,902

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 103.8% (cost $2,510,644,592)		2,597,781,778

OPTION WRITTEN~* — (0.0)% (premiums received $27,257)		(19,962)

TOTAL INVESTMENTS, NET AND OPTIONS WRITTEN — 103.8% (cost $2,510,617,335)		2,597,761,816
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (3.8)%		(95,900,824)

NET ASSETS — 100.0%		$2,501,860,992

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.
~	See tables subsequent to the Schedule of Investments for options detail.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $9,204,829 and 0.4% of net assets.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $51,557,556; cash collateral of $52,843,679 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.
(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Interest rate not available as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts and market value for forward commitment contracts held at reporting period end, with the exception of options which are included in total investments, net of written options, at market value:

FORWARD COMMITMENT CONTRACTS

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)	Value
Federal Home Loan Mortgage Corp.	3.500%	TBA	01/17/18	(1,060)	(1,095,092)
Federal National Mortgage Assoc.
	3.000%	TBA	01/17/18	(4,854)	(4,944,540)
	3.500%	TBA	01/17/18	(1,241)	(1,280,919)
	4.000%	TBA	01/11/18	(4,088)	(4,274,720)
Government National Mortgage Assoc.	3.000%	TBA	01/22/18	(7,150)	(7,214,797)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $18,776,140)					$(18,810,068)

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
10-Year Interest Rate Swap, 07/01/32	Put	Deutsche Bank AG	06/29/22	1.10%	3 Month JPY LIBOR(S)	1.10%(S)	JPY	145,275	$16,072
10-Year Interest Rate Swap, 08/24/32	Put	Deutsche Bank AG	08/22/22	2.95%	3 Month LIBOR(Q)	2.95%(S)		1,520	50,521
30-Year Interest Rate Swap, 06/19/49	Put	Deutsche Bank AG	06/17/19	3.54%	3 Month LIBOR(Q)	3.54%(S)		315	2,446
30-Year Interest Rate Swap, 06/19/49	Put	Deutsche Bank AG	06/17/19	3.04%	3 Month LIBOR(Q)	3.04%(S)		315	7,225
30-Year Interest Rate Swap, 01/14/51	Put	Deutsche Bank AG	01/12/21	2.68%	3 Month LIBOR(Q)	2.68%(S)		150	10,815

Total Purchased Options									$87,079

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
10- Year Interest Rate Swap, 08/24/28	Put	Deutsche Bank AG	08/22/18	2.65%	2.65%(Q)	3 Month LIBOR(Q)	2,140	$(19,962)

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
30	90 Day Euro Dollar	Dec. 2018	$7,343,468	$7,339,125	$(4,343)
2	2 Year U.S. Treasury Notes	Mar. 2018	429,000	428,219	(781)
819	5 Year U.S. Treasury Notes	Mar. 2018	95,148,340	95,138,368	(9,972)
1	10 Year Euro-Bund	Mar. 2018	196,051	193,991	(2,060)
562	10 Year U.S. Treasury Notes	Mar. 2018	69,949,055	69,714,343	(234,712)
2	10 Year U.S. Ultra Treasury Notes	Mar. 2018	268,406	267,125	(1,281)
2	20 Year U.S. Treasury Bonds	Mar. 2018	303,707	306,000	2,293
3	30 Year Euro Buxl	Mar. 2018	604,507	589,821	(14,686)
203	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	33,848,859	34,034,219	185,360
446	Mini MSCI EAFE Index	Mar. 2018	44,917,776	45,614,650	696,874
1,196	Mini MSCI Emerging Markets Index	Mar. 2018	67,050,750	69,589,260	2,538,510
243	Nikkei 225 Index	Mar. 2018	48,670,808	49,063,679	392,871
41	Russell 2000 Mini Index	Mar. 2018	3,124,732	3,149,825	25,093
670	S&P 500 E-Mini Index	Mar. 2018	88,899,663	89,646,000	746,337
34	S&P/TSX 60 Index	Mar. 2018	5,160,210	5,179,252	19,042

					4,338,545

Short Positions:
30	90 Day Euro Dollar	Dec. 2019	7,330,489	7,325,250	5,239
283	2 Year U.S. Treasury Notes	Mar. 2018	60,628,439	60,592,953	35,486
16	5 Year Euro-Bobl	Mar. 2018	2,546,374	2,526,589	19,785
1	10 Year Canadian Government Bonds	Mar. 2018	108,807	107,224	1,583
4	10 Year Euro-Bund	Mar. 2018	782,780	775,965	6,815
1	10 Year Japanese Bonds	Mar. 2018	1,339,605	1,338,185	1,420
1	10 Year U.K. Gilt	Mar. 2018	167,756	168,984	(1,228)
48	10 Year U.S. Treasury Notes	Mar. 2018	5,966,344	5,954,250	12,094
54	10 Year U.S. Ultra Treasury Notes	Mar. 2018	7,213,150	7,212,375	775
1,282	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	214,414,390	214,935,313	(520,923)
9	Euro Schatz. DUA Index	Mar. 2018	1,211,281	1,209,175	2,106
2	Euro-BTP Italian Government Bond	Mar. 2018	335,069	326,694	8,375
10	Euro-OAT	Mar. 2018	1,889,518	1,861,921	27,597
374	S&P 500 E-Mini Index	Mar. 2018	49,626,060	50,041,200	(415,140)

					(816,016)

					$3,522,529

Cash and foreign currency of $15,355,753 and securities with a combined market value of $149,630 have been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/21/18	Citigroup Global Markets	AUD	1,718	$1,317,317	$1,340,264	$22,947
British Pound,
Expiring 03/21/18	Credit Suisse First Boston Corp	GBP	2,810	3,789,041	3,804,392	15,351
Canadian Dollar,
Expiring 03/21/18	Credit Suisse First Boston Corp	CAD	440	346,150	350,417	4,267
Expiring 03/21/18	Morgan Stanley	CAD	5,322	4,186,580	4,238,442	51,862
Euro,
Expiring 03/21/18	Bank of New York Mellon	EUR	1,002	1,189,618	1,208,272	18,654
Expiring 03/21/18	Credit Suisse First Boston Corp	EUR	343	407,295	413,609	6,314
Japanese Yen,
Expiring 03/22/18	Credit Suisse First Boston Corp	JPY	57,278	512,111	510,555	(1,556)
Mexican Peso,
Expiring 02/14/18	Deutsche Bank AG	MXN	4,501	231,469	226,896	(4,573)
New Zealand Dollar,
Expiring 03/21/18	UBS AG	NZD	5	3,495	3,540	45
Norwegian Krone,
Expiring 03/21/18	Credit Suisse First Boston Corp	NOK	1,145	137,627	139,774	2,147

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Singapore Dollar,
Expiring 03/21/18	Credit Suisse First Boston Corp	SGD	410	$304,683	$306,946	$2,263
Swedish Krona,
Expiring 03/21/18	Credit Suisse First Boston Corp	SEK	18,315	2,186,623	2,243,964	57,341
Swiss Franc,
Expiring 03/21/18	Bank of New York Mellon	CHF	1,030	1,053,902	1,063,347	9,445

				$15,665,911	$15,850,418	184,507

Sale Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/21/18	Bank of New York Mellon	AUD	8,288		$6,355,819	$6,465,718	$(109,899)
British Pound,
Expiring 01/04/18	Royal Bank of Scotland	GBP	2,344		3,165,560	3,165,414	146
Expiring 01/04/18	Royal Bank of Scotland	GBP	305		411,901	411,882	19
Expiring 03/21/18	Bank of New York Mellon	GBP	1,520		2,044,157	2,057,892	(13,735)
Canadian Dollar,
Expiring 01/04/18	Canadian Imperial Bank of Commerce	CAD	335		263,925	266,532	(2,607)
Expiring 01/04/18	Westpac Banking Corp.	CAD	4,003		3,108,646	3,184,865	(76,219)
Expiring 01/04/18	Westpac Banking Corp.	CAD	130		100,955	103,430	(2,475)
Expiring 03/21/18	Citigroup Global Markets	CAD	1,169		910,704	930,992	(20,288)
Expiring 03/21/18	Citigroup Global Markets	CAD	300		236,176	238,920	(2,744)
Euro,
Expiring 01/04/18	Deutsche Bank AG	EUR	90		107,292	108,027	(735)
Expiring 01/04/18	Goldman Sachs & Co.	EUR	113		133,576	135,634	(2,058)
Expiring 01/04/18	Hong Kong Shanghai Bank	EUR	14,159		16,893,485	16,995,061	(101,576)
Expiring 01/04/18	Hong Kong Shanghai Bank	EUR	860		1,026,089	1,032,259	(6,170)
Expiring 02/14/18	Deutsche Bank AG	EUR	205		245,043	246,661	(1,618)
Expiring 03/21/18	Credit Suisse First Boston Corp	EUR	—	(r)	356	362	(6)
Japanese Yen,
Expiring 02/05/18	Deutsche Bank AG	JPY	129,544		1,162,325	1,151,873	10,452
Expiring 02/05/18	Goldman Sachs & Co	JPY	90		803	800	3
Expiring 03/22/18	Citigroup Global Markets	JPY	1,000,000		8,934,554	8,913,625	20,929
Expiring 03/22/18	Credit Suisse First Boston Corp	JPY	1,068,418		9,550,064	9,523,477	26,587
Expiring 03/22/18	Credit Suisse First Boston Corp	JPY	9,570		85,540	85,303	237
Mexican Peso,
Expiring 02/14/18	Deutsche Bank AG	MXN	4,315		230,000	217,482	12,518
New Zealand Dollar,
Expiring 01/04/18	Bank of New York Mellon	NZD	1,100		752,325	779,508	(27,183)
Expiring 03/21/18	UBS AG	NZD	122		85,149	86,374	(1,225)
Norwegian Krone,
Expiring 03/21/18	Credit Suisse First Boston Corp	NOK	815		98,684	99,490	(806)
Singapore Dollar,
Expiring 03/21/18	Bank of New York Mellon	SGD	843		627,377	631,111	(3,734)
Swedish Krona,
Expiring 03/21/18	Credit Suisse First Boston Corp	SEK	15,790		1,887,830	1,934,600	(46,770)
Swiss Franc,
Expiring 03/21/18	Credit Suisse First Boston Corp	CHF	611		624,034	630,782	(6,748)

					$59,042,369	$59,398,074	(355,705)

							$(171,198)

(r)	Notional amount is less than $500 par.

Cross currency exchange contracts outstanding at December 31, 2017:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
02/14/18	Buy	EUR	205	SEK	2,033	$(1,858)	Deutsche Bank AG
02/14/18	Buy	SEK	4,055	EUR	410	2,409	Morgan Stanley
						$551

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts and OTC Cross Currency Exchange Contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Cross Currency Exchange	$2,409	$(1,858)	$551
Forward Foreign Currency	$261,527	$(432,725)	$(171,198)

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Chesapeake Energy Corp.	12/20/21	5.000%(Q)	190	6.262%	$(7,600)	$(7,262)	$338

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Jaguar Land Rover Automative PLC	06/20/22	5.000	%(Q)	EUR	30	1.306%	$5,909	$5,739	$170	Credit Suisse First Boston Corp.
Jaguar Land Rover Automative PLC	06/20/22	5.000	%(Q)	EUR	20	1.306%	3,940	3,950	(10)	JPMorgan Chase

							$9,849	$9,689	$160

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.IG.29.V1	12/20/22	1.000%(Q)	35,800	$759,471	$865,298	$105,827

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR	395	08/15/22	1.256%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	$—	$4,066	$4,066
EUR	390	09/29/22	1.299%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	3,164	3,164
EUR	795	11/15/22	1.288%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(5,837)	(5,837)
EUR	130	05/15/47	1.832%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(6,410)	(6,410)
EUR	130	06/15/47	1.750%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(11,159)	(11,159)
EUR	130	07/15/47	1.861%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(5,579)	(5,579)
EUR	125	11/15/47	1.913%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(3,274)	(3,274)
EUR	120	11/15/47	1.920%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(2,802)	(2,802)
EUR	60	11/15/47	1.943%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(852)	(852)
GBP	660	06/15/22	3.370%(T)	U.K. Retail Price Index(2)(T)	—	958	958
GBP	645	08/15/22	3.395%(T)	U.K. Retail Price Index(2)(T)	—	2,709	2,709
GBP	645	10/15/22	3.300%(T)	U.K. Retail Price Index(2)(T)	—	4,171	4,171
GBP	615	12/15/22	3.350%(T)	U.K. Retail Price Index(2)(T)	—	2,471	2,471
GBP	150	07/15/27	3.343%(T)	U.K. Retail Price Index(2)(T)	—	(1,788)	(1,788)
GBP	145	09/15/27	3.380%(T)	U.K. Retail Price Index(2)(T)	60	(17)	(77)
GBP	465	11/15/27	3.455%(T)	U.K. Retail Price Index(1)(T)	—	(5,234)	(5,234)
GBP	465	11/15/32	3.548%(T)	U.K. Retail Price Index(2)(T)	—	7,460	7,460
GBP	280	11/15/42	3.600%(T)	U.K. Retail Price Index(2)(T)	—	7,422	7,422
GBP	65	08/15/47	3.486%(T)	U.K. Retail Price Index(1)(T)	—	1,461	1,461
GBP	35	09/15/47	3.470%(T)	U.K. Retail Price Index(1)(T)	63	913	850
GBP	70	10/15/47	3.465%(T)	U.K. Retail Price Index(1)(T)	—	1,532	1,532
GBP	280	11/15/47	3.550%(T)	U.K. Retail Price Index(1)(T)	—	(9,808)	(9,808)

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Inflation swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
GBP	65	11/15/47	3.515%(T)	U.K. Retail Price Index(2)(T)	$—	$523	$523
GBP	25	12/01/67	3.360%(T)	U.K. Retail Price Index(1)(T)	—	(378)	(378)
	2,435	11/09/19	2.113%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(1,968)	(1,968)
	11,700	12/19/22	2.033%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	40,814	40,814

					$123	$22,558	$22,435

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
EUR	95	03/15/27	1.470%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	$533	$—	$533	Deutsche Bank AG
EUR	95	03/15/47	1.970%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	636	—	636	Deutsche Bank AG
GBP	485	02/15/27	3.525%(T)	U.K. Retail Price Index(2)(T)	9,735	—	9,735	Citigroup Global Markets
GBP	245	02/15/47	3.614%(T)	U.K. Retail Price Index(2)(T)	18,287	—	18,287	Citigroup Global Markets
GBP	70	03/15/47	3.568%(T)	U.K. Retail Price Index(1)(T)	(2,249)	—	(2,249)	Deutsche Bank AG
GBP	35	03/23/47	3.485%(T)	U.K. Retail Price Index(1)(T)	1,096	—	1,096	Deutsche Bank AG

					$28,038	$—	$28,038

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
GBP	470	11/28/27	1.336%(S)	6 Month GBP LIBOR(1)(S)	$—	$(4,427)	$(4,427)
GBP	575	02/15/47	1.608%(S)	6 Month GBP LIBOR(1)(S)	—	(37,040)	(37,040)
GBP	225	05/26/47	1.405%(S)	6 Month GBP LIBOR(2)(S)	—	(1,645)	(1,645)
GBP	75	09/28/47	1.660%(S)	6 Month GBP LIBOR(2)(S)	(89)	6,069	6,158
GBP	150	11/22/47	1.515%(S)	6 Month GBP LIBOR(1)(S)	—	(4,596)	(4,596)
JPY	62,030	11/08/22	0.920%(S)	6 Month JPY LIBOR(2)(S)	—	(643)	(643)
JPY	62,030	11/08/22	0.925%(S)	6 Month JPY LIBOR(2)(S)	—	(629)	(629)
JPY	29,665	11/08/27	0.273%(S)	6 Month JPY LIBOR(1)(S)	—	1,063	1,063

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
JPY	10,525	11/08/47	0.921%(S)	6 Month JPY LIBOR(1)(S)	$—	$897	$897
NZD	407	09/08/27	3.055%(S)	3 Month BBR(1)(Q)	—	(787)	(787)
NZD	203	09/08/27	3.070%(S)	3 Month BBR(1)(Q)	—	(577)	(577)
NZD	200	09/08/27	3.067%(S)	3 Month BBR(1)(Q)	—	(537)	(537)
	1,340	11/15/19	1.882%(S)	3 Month LIBOR(2)(Q)	—	(3,242)	(3,242)
	1,345	11/24/19	1.938%(S)	3 Month LIBOR(2)(Q)	—	(2,067)	(2,067)
	510	05/31/22	1.875%(A)	1 Day USOIS(1)(A)	—	2,514	2,514
	100	08/24/27	2.171%(S)	3 Month LIBOR(1)(Q)	—	1,437	1,437
	150	11/15/43	2.602%(S)	3 Month LIBOR(1)(Q)	—	(503)	(503)
	50	08/31/46	1.728%(S)	3 Month LIBOR(2)(Q)	(8,829)	(8,705)	124

					$(8,918)	$(53,418)	$(44,500)

Cash of $311,690, $93,000, $1,688,000 and $566,000 have been segregated with Barclays Capital Group, Citigroup Global Markets, Credit Suisse First Boston Corp. and Goldman Sachs & Co., respectively, to cover requirements for open centrally cleared swap contracts as of December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2017:

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Bank of America	02/28/18	123,891	Pay quarterly variable payments based on USB3MTA and receive quarterly variable payments based on the market movement of Bloomberg Commodity Index	$3,576,676	$—	$3,576,676
Deutsche Bank AG	05/03/18	6,362	Pay or receive quarterly variable payments on the MSCI US REIT Index and pay quarterly variable payments based on 3 Month LIBOR	67,183	326	66,857
Deutsche Bank AG	06/13/18	243,164	Pay or receive quarterly variable payments on the MSCI US REIT Index and pay quarterly variable payments based on 3 Month LIBOR plus 45 bps	(1,096,066)	—	(1,096,066)

				$2,547,793	$326	$2,547,467

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$10,015	$—	$3,673,990	$(1,098,325)

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$467,609,873	$323,823,154	$560,531
Preferred Stocks	3,405,099	262,342	2,997,400
Rights	5,914	—	—
Asset-Backed Securities
Automobiles	—	64,997,133	—
Collateralized Loan Obligations	—	7,234,926	625,000
Consumer Loans	—	26,169,503	—
Credit Cards	—	3,418,029	—
Other	—	2,611,891	—
Residential Mortgage-Backed Securities	—	148,909	—
Student Loans	—	3,334,203	—
Bank Loans	—	24,745,934	5,021,898
Commercial Mortgage-Backed Securities	—	19,746,850	—
Convertible Bonds	—	800,228	—
Corporate Bonds	—	609,879,105	—
Municipal Bonds	—	2,995,058	—
Residential Mortgage-Backed Securities	—	27,325,764	—
Sovereign Bonds	—	9,095,574	—
U.S. Government Agency Obligations	—	204,454,635	—
U.S. Treasury Obligations	—	48,524,923	—
Affiliated Mutual Funds	737,900,823	—	—
Options Purchased	—	87,079	—
Options Written	—	(19,962)	—
Other Financial Instruments*
Forward Commitment Contracts	—	(18,810,068)	—
Futures Contracts	3,522,529	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(171,198)	—
OTC Cross Currency Exchange Contracts	—	551	—
Centrally Cleared Credit Default Swap Agreements	—	106,165	—
OTC Credit Default Swap Agreements	—	9,849	—
Centrally Cleared Inflation Swap Agreements	—	22,435	—
OTC Inflation Swap Agreements	—	28,038	—
Centrally Cleared Interest Rate Swap Agreements	—	(44,500)	—
OTC Total Return Swap Agreements	—	2,547,793	—

Total	$1,212,444,238	$1,363,324,343	$9,204,829

*	Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (2.1% represents investments purchased with collateral from securities on loan)	29.5%
U.S. Government Agency Obligations	8.2
Banks	6.4
Automobiles	2.8
Software	2.6

Media	2.4%
Insurance	2.1
Pharmaceuticals	2.0
U.S. Treasury Obligations	1.9
Oil & Gas	1.8
Telecommunications	1.8
Diversified Financial Services	1.7
Oil, Gas & Consumable Fuels	1.7
Chemicals	1.4
IT Services	1.3
Health Care Providers & Services	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry table (cont.)
Internet Software & Services	1.2%
Residential Mortgage-Backed Securities	1.1
Consumer Loans	1.1
Healthcare-Products	1.0
Hotels, Restaurants & Leisure	0.9
Capital Markets	0.9
Healthcare-Services	0.8
Technology Hardware, Storage & Peripherals	0.8
Machinery	0.8
Commercial Mortgage-Backed Securities	0.8
Semiconductors & Semiconductor Equipment	0.8
Aerospace & Defense	0.7
Real Estate Investment Trusts (REITs)	0.7
Equity Real Estate Investment Trusts (REITs)	0.7
Food & Staples Retailing	0.7
Food Products	0.7
Pipelines	0.7
Biotechnology	0.7
Electric	0.7
Specialty Retail	0.6
Metals & Mining	0.6
Commercial Services	0.6
Internet & Direct Marketing Retail	0.6
Multi-Utilities	0.6
Semiconductors	0.6
Beverages	0.6
Internet	0.6
Retail	0.6
Mining	0.5
Diversified Telecommunication Services	0.5
Auto Manufacturers	0.5
Wireless Telecommunication Services	0.5
Electronic Equipment, Instruments & Components	0.4
Packaging & Containers	0.4
Real Estate Management & Development	0.4
Health Care Equipment & Supplies	0.4
Electric Utilities	0.4
Textiles, Apparel & Luxury Goods	0.4
Sovereign Bonds	0.4
Tobacco	0.4
Agriculture	0.4
Computers	0.3
Trading Companies & Distributors	0.3
Auto Components	0.3
Road & Rail	0.3
Collateralized Loan Obligations	0.3
Industrial Conglomerates	0.3
Foods	0.3
Professional Services	0.3
Lodging	0.2
Miscellaneous Manufacturing	0.2
Multiline Retail	0.2
Iron/Steel	0.2
Electronics	0.2
Entertainment	0.2
Paper & Forest Products	0.2
Commercial Services & Supplies	0.2
Construction & Engineering	0.2
Household Durables	0.2
Home Builders	0.2
Airlines	0.2
Oil & Gas Services	0.2

Engineering & Construction	0.2%
Air Freight & Logistics	0.1
Credit Cards	0.1
Student Loans	0.1
Building Materials	0.1
Electrical Equipment	0.1
Machinery-Construction & Mining	0.1
Auto Parts & Equipment	0.1
Municipal Bonds	0.1
Distribution/Wholesale	0.1
Energy Equipment & Services	0.1
Metal Fabricate/Hardware	0.1
Communications Equipment	0.1
Household Products	0.1
Personal Products	0.1
Other	0.1
Real Estate	0.1
Advertising	0.1
Transportation Infrastructure	0.1
Private Equity	0.1
Life Sciences Tools & Services	0.1
Distributors	0.1
Gas	0.1
Building Products	0.1
Consumer Finance	0.1
Containers & Packaging	0.1
Environmental Control	0.1
Gas Utilities	0.1
Machinery-Diversified	0.1
Transportation	0.1
Leisure Time	0.1
Office/Business Equipment	0.0	*
Storage/Warehousing	0.0	*
Coal	0.0	*
Leisure Products	0.0	*
Technology	0.0	*
Energy-Alternate Sources	0.0	*
Trucking & Leasing	0.0	*
Construction Materials	0.0	*
Thrifts & Mortgage Finance	0.0	*
Electrical Components & Equipment	0.0	*
Diversified Consumer Services	0.0	*
Toys/Games/Hobbies	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Marine	0.0	*
Household Products/Wares	0.0	*
Food Service	0.0	*
Forest Products & Paper	0.0	*
Health Care Technology	0.0	*
Home Furnishings	0.0	*
Apparel	0.0	*
Water Utilities	0.0	*
Textiles	0.0	*
Options Purchased	0.0	*

	103.8
Options Written	(0.0	)*
Liabilities in excess of other assets	(3.8)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity contracts	Unrealized appreciation on OTC swap agreements	$3,576,676		—	$—
Credit contracts	Due from/to broker-variation margin swaps	106,165	*	—	—
Credit contracts	Premiums paid for OTC swap agreements	9,689		—	—
Credit contracts	Unrealized appreciation on OTC swap agreements	170		Unrealized depreciation on OTC swap agreements	10
Equity contracts	Due from/to broker-variation margin futures	4,418,727	*	Due from/to broker-variation margin futures	415,140	*
Equity contracts	Premiums paid for OTC swap agreements	326		—	—
Equity contracts	Unaffiliated investments	5,914		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	66,857		Unrealized depreciation on OTC swap agreements	1,096,066
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	2,409		Unrealized depreciation on OTC cross currency exchange contracts	1,858
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	261,527		Unrealized depreciation on OTC forward foreign currency exchange contracts	432,725
Interest rate contracts	Due from/to broker-variation margin futures	308,928	*	Due from/to broker-variation margin futures	789,986	*
Interest rate contracts	Due from/to broker-variation margin swaps	89,794	*	Due from/to broker-variation margin swaps	111,859	*
Interest rate contracts	Unaffiliated investments	87,079		Options written outstanding, at value	19,962
Interest rate contracts	Unrealized appreciation on OTC swap agreements	30,287		Unrealized depreciation on OTC swap agreements	2,249

Total		$8,964,548			$2,869,855

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$—	$(1,725,970)
Credit contracts	—	—	—	—	—	667,521
Equity contracts	135,076	—	—	50,970,754	—	13,421,918
Foreign exchange contracts	—	(85,632)	40,587	(618,493)	5,785,444	—
Interest rate contracts	—	(231,334)	79,695	5,334,281	—	(483,251)

Total	$135,076	$(316,966)	$120,282	$55,686,542	$5,785,444	$11,880,218

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$—	$2,737,660
Credit contracts	—	—	—	—	—	(172,196)
Equity contracts	(700)	—	—	5,097,176	—	(5,969,258)
Foreign exchange contracts	—	13,539	(7,976)	817,190	(474,220)	—
Interest rate contracts	—	(16,557)	(9,662)	(509,686)	—	(18,191)

Total	$(700)	$(3,018)	$(17,638)	$5,404,680	$(474,220)	$(3,421,985)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)	Cross Currency Exchange Contracts(2)
$144,932	$5,782,759	$485,323,138	$330,382,076	$14,178,390	$62,842,614	$14,194,992

Credit Default Swap Agreements- Buy Protection(4)	Credit Default Swap Agreements- Sell Protection(4)	Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$12,590,869	$25,291,799	$28,850,316	$10,379,507	$360,860,168

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$51,557,556	$(51,557,556)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$3,576,676	—	$3,576,676	$(2,510,000)	$1,066,676
Bank of New York Mellon	28,099	(154,551)	(126,452)	—	(126,452)
Canadian Imperial Bank of Commerce	—	(2,607)	(2,607)	—	(2,607)
Citigroup Global Markets	71,898	(23,032)	48,866	(30,000)	18,866

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Offsetting of OTC derivative assets and liabilities (continued):

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Credit Suisse First Boston Corp.	120,416	(55,886)	64,530	(10,000)	54,530
Deutsche Bank AG	179,497	(1,127,061)	(947,564)	947,564	—
Goldman Sachs & Co.	3	(2,058)	(2,055)	—	(2,055)
Hong Kong & Shanghai Bank	—	(107,746)	(107,746)	—	(107,746)
JPMorgan Chase	3,950	(10)	3,940	—	3,940
Morgan Stanley	54,271	—	54,271	—	54,271
Royal Bank of Scotland Group PLC	165	—	165	—	165
UBS AG	45	(1,225)	(1,180)	—	(1,180)
Westpac Banking Corp.	—	(78,694)	(78,694)	—	(78,694)

	$4,035,020	$(1,552,870)	$2,482,150	$(1,602,436)	$879,714

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $51,557,556:
Unaffiliated investments (cost $1,772,738,798)	$1,859,880,955
Affiliated investments (cost $737,905,794)	737,900,823
Cash	44,305
Foreign currency, at value (cost $22,314,722)	22,330,269
Deposit with broker for futures	15,355,753
Receivable for investments sold	28,656,712
Dividends and interest receivable	9,455,099
Cash segregated for Counterparty—OTC	5,951,000
Unrealized appreciation on OTC swap agreements	3,673,990
Deposit with broker for centrally cleared swaps	2,658,690
Tax reclaim receivable	836,470
Unrealized appreciation on OTC forward foreign currency contracts	261,527
Receivable from affiliate	40,412
Due from broker-variation margin swaps	16,728
Premiums paid for OTC swap agreements	10,015
Unrealized appreciation on OTC cross currency exchange contracts	2,409
Prepaid expenses	16,929

Total Assets	2,687,092,086

LIABILITIES:
Payable for investments purchased	107,339,275
Payable to broker for collateral for securities on loan	52,843,679
Forward commitment contracts, at value (proceeds receivable $18,776,140)	18,810,068
Cash segregated from Counterparty—OTC	2,550,000
Unrealized depreciation on OTC swap agreements	1,098,325
Management fees payable	979,239
Unrealized depreciation on OTC forward foreign currency contracts	432,725
Payable for fund share repurchased	388,996
Accrued expenses and other liabilities	382,949
Due to broker-variation margin futures	240,872
Distribution fee payable	102,693
Foreign capital gains tax liability accrued	38,828
Options written outstanding, at value (premiums received $27,257)	19,962
Unrealized depreciation on OTC cross currency exchange contracts	1,858
Foreign withholding taxes payable	1,238
Affiliated transfer agent fee payable	365
Deferred trustees’ fees	22

Total Liabilities	185,231,094

NET ASSETS	$2,501,860,992

Net assets were comprised of:
Paid-in capital	$1,759,704,565
Retained earnings	742,156,427

Net assets, December 31, 2017	$2,501,860,992

Net asset value and redemption price per share, $2,501,860,992 / 178,370,020 outstanding shares of beneficial interest	$14.03

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income	$37,409,719
Unaffiliated dividend income (net) (foreign withholding tax $1,037,010, of which $113,798 is reimbursable by an affiliate)	17,539,513
Affiliated dividend income	7,302,783
Income from securities lending, net (including affiliated income of $227,812)	309,352

62,561,367

EXPENSES
Management fees	19,393,947
Distribution fee	5,993,441
Custodian and accounting fees	1,023,752
Audit fee	77,535
Trustees’ fees	33,075
Shareholders’ reports	27,261
Legal fees and expenses	18,546
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,043
Miscellaneous	192,194

Total expenses	26,766,794
Less: management fee waivers and/or expense reimbursement	(46,398)

Net expenses	26,720,396

NET INVESTMENT INCOME (LOSS)	35,840,971

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(16,876)) (net of foreign capital gains taxes $(39,338))	94,955,907
Futures transactions	55,686,542
Options written transactions	120,282
Swap agreements transactions	11,880,218
Forward and cross currency contracts transactions	5,785,444
Foreign currency transactions	257,253

168,685,646

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,124)) (net of change in foreign capital gains taxes $7,770)	79,265,827
Futures	5,404,680
Options written	(17,638)
Swap agreements	(3,421,985)
Forward and cross currency contracts	(474,220)
Foreign currencies	131,137

80,887,801

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	249,573,447

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$285,414,418

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$35,840,971	$31,423,341
Net realized gain (loss) on investment and foreign currency transactions	168,685,646	55,820,520
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	80,887,801	47,636,032

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	285,414,418	134,879,893

FUND SHARE TRANSACTIONS:
Fund share sold [4,454,995 and 31,909,920 shares, respectively]	58,896,727	371,682,230
Fund share repurchased [9,020,124 and 39,859,417 shares, respectively]	(119,403,181)	(451,293,387)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(60,506,454)	(79,611,157)

CAPITAL CONTRIBUTIONS	—	214,133

TOTAL INCREASE (DECREASE) IN NET ASSETS	224,907,964	55,482,869
NET ASSETS:
Beginning of year	2,276,953,028	2,221,470,159

End of year	$2,501,860,992	$2,276,953,028

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 88.7%
COMMON STOCKS — 56.2%	Shares	Value
Aerospace & Defense — 1.1%
Astronics Corp.*	22,300	$924,781
Axon Enterprise, Inc.*(a)	24,900	659,850
BAE Systems PLC (United Kingdom)	553,522	4,276,683
Boeing Co. (The)	34,525	10,181,768
Elbit Systems Ltd. (Israel)	6,731	899,142
General Dynamics Corp.	33,124	6,739,078
HEICO Corp. (Class A Stock)	7,750	612,638
Huntington Ingalls Industries, Inc.	2,000	471,400
KLX, Inc.*	17,800	1,214,850
Leonardo SpA (Italy)	215,052	2,555,500
Lockheed Martin Corp.	9,244	2,967,786
Mercury Systems, Inc.*	13,700	703,495
Moog, Inc. (Class A Stock)*	9,200	799,020
Northrop Grumman Corp.	22,782	6,992,024
Raytheon Co.	7,700	1,446,445
Rolls-Royce Holdings PLC (United Kingdom)*	12,149,336	16,403
Rolls-Royce Holdings PLC (United Kingdom), (XLON)*	264,116	3,014,292
Senior PLC (United Kingdom)	294,600	1,036,086
Singapore Technologies Engineering Ltd. (Singapore)	433,800	1,055,386
Spirit AeroSystems Holdings, Inc. (Class A Stock)	14,600	1,273,850
Thales SA (France)	9,700	1,043,909
United Technologies Corp.	55,604	7,093,402

		55,977,788

Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.*	42,290	978,591
Atlas Air Worldwide Holdings, Inc.*	19,100	1,120,215
Deutsche Post AG (Germany)	174,541	8,296,532
Expeditors International of Washington, Inc.	20,100	1,300,269
Hub Group, Inc. (Class A Stock)*	14,770	707,483
Panalpina Welttransport Holding AG (Switzerland)	7,380	1,143,135
Royal Mail PLC (United Kingdom)	190,921	1,166,449
United Parcel Service, Inc. (Class B Stock)	10,600	1,262,990

		15,975,664

Airlines — 0.1%
Azul SA (Brazil), ADR*	25,830	615,529
Copa Holdings SA (Panama) (Class A Stock)	7,410	993,385
Deutsche Lufthansa AG (Germany)	75,570	2,775,203
Spirit Airlines, Inc.*(a)	18,400	825,240

		5,209,357

Auto Components — 0.3%
Aptiv PLC	12,300	1,043,409
BorgWarner, Inc.	64,936	3,317,580
Bridgestone Corp. (Japan)(a)	88,000	4,072,837
Continental AG (Germany)	4,711	1,266,691
Cooper-Standard Holdings, Inc.*	2,000	245,000
Delphi Technologies PLC*	11,900	624,393
HI-LEX Corp. (Japan)	24,900	620,395
Motorcar Parts of America, Inc.*	17,240	430,828
NHK Spring Co. Ltd. (Japan)	109,900	1,206,158

COMMON STOCKS (continued)	Shares	Value
Auto Components (continued)
Nokian Renkaat OYJ (Finland)	53,858	$2,443,547
Tenneco, Inc.	3,520	206,061

		15,476,899

Automobiles — 0.6%
BYD Co. Ltd. (China) (Class H Stock)(a)	126,000	1,094,625
Fiat Chrysler Automobiles NV (United Kingdom)*	15,578	278,118
Ford Motor Co.	97,700	1,220,273
Geely Automobile Holdings Ltd. (China)	192,000	661,325
General Motors Co.	28,700	1,176,413
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	1,066,000	2,517,925
Honda Motor Co. Ltd. (Japan)	166,200	5,671,991
Hyundai Motor Co. (South Korea)	7,772	1,131,111
Isuzu Motors Ltd. (Japan)	193,800	3,235,933
Mitsubishi Motors Corp. (Japan)	481,900	3,466,833
Peugeot SA (France)	51,240	1,040,745
Subaru Corp. (Japan)	115,600	3,665,426
Suzuki Motor Corp. (Japan)	77,600	4,491,771

		29,652,489

Banks — 4.8%
AIB Group PLC (Ireland)	183,054	1,205,640
Australia & New Zealand Banking Group Ltd. (Australia)	279,275	6,230,360
Banco do Brasil SA (Brazil)	118,500	1,136,737
Bank of America Corp.	201,972	5,962,213
Bank of China Ltd. (China) (Class H Stock)	3,525,000	1,726,320
Bank of Kyoto Ltd. (The) (Japan)	11,800	612,807
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	60,000	2,177,399
Bank of the Ozarks(a)	9,000	436,050
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	12,862,000	3,451,680
Bankinter SA (Spain)	547,445	5,178,655
BankUnited, Inc.	53,500	2,178,520
Banner Corp.	11,300	622,856
Banque Cantonale Vaudoise (Switzerland)	1,840	1,387,801
Barclays Africa Group Ltd. (South Africa)	130,943	1,918,241
Berkshire Hills Bancorp, Inc.	21,600	790,560
Blue Hills Bancorp, Inc.	70,200	1,411,020
BNP Paribas SA (France)	15,004	1,116,124
BOC Hong Kong Holdings Ltd. (China)	1,238,500	6,259,101
Boston Private Financial Holdings, Inc.	55,960	864,582
BPER Banca (Italy)	101,900	513,336
Brookline Bancorp, Inc.	52,200	819,540
CaixaBank SA (Spain)	403,359	1,875,139
Camden National Corp.	41,850	1,763,141
Capitec Bank Holdings Ltd. (South Africa)	10,008	887,047
Chemical Financial Corp.	21,000	1,122,870
China Construction Bank Corp. (China) (Class H Stock)	5,789,000	5,329,079
Citigroup, Inc.	224,197	16,682,499
Comerica, Inc.	2,800	243,068
Commerzbank AG (Germany)*	86,366	1,288,342
Commonwealth Bank of Australia (Australia)	44,732	2,791,657
Credicorp. Ltd. (Peru)	8,760	1,817,087
Credit Agricole SA (France)	34,685	572,719

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Dah Sing Financial Holdings Ltd. (Hong Kong)	262,800	$1,682,799
Danske Bank A/S (Denmark)	149,450	5,816,893
DBS Group Holdings Ltd. (Singapore)	220,700	4,082,129
E.Sun Financial Holding Co. Ltd. (Taiwan)	1,724,698	1,093,625
East West Bancorp, Inc.	15,000	912,450
Erste Group Bank AG (Austria)*	78,051	3,382,376
Financial Institutions, Inc.	8,700	270,570
FinecoBank Banca Fineco SpA (Italy)	115,638	1,181,194
First Citizens BancShares, Inc. (Class A Stock)	3,070	1,237,210
First Connecticut Bancorp, Inc.	11,300	295,495
First Foundation, Inc.*	50,600	938,124
First Midwest Bancorp, Inc.	40,400	970,004
First Northwest Bancorp*	47,100	767,730
FNB Corp.	151,576	2,094,780
Great Western Bancorp, Inc.	34,000	1,353,200
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	122,000	669,674
Hana Financial Group, Inc. (South Korea)	53,708	2,496,426
Hanmi Financial Corp.	42,440	1,288,054
IBERIABANK Corp.	20,000	1,550,000
Independent Bank Corp.	1,030	23,021
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	4,573,000	3,665,876
Intesa Sanpaolo SpA (Italy)	2,377,141	7,887,000
JPMorgan Chase & Co.	220,153	23,543,162
Jyske Bank A/S (Denmark)	22,800	1,296,338
Kasikornbank PCL (Thailand)	341,100	2,496,295
KB Financial Group, Inc. (South Korea)	76,723	4,540,706
KBC Group NV (Belgium)	94,840	8,081,618
Lloyds Banking Group PLC (United Kingdom)	3,049,564	2,796,392
M&T Bank Corp.	4,200	718,158
Mebuki Financial Group, Inc. (Japan)	297,400	1,256,382
Midland States Bancorp, Inc.(a)	32,100	1,042,608
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,485,100	10,808,506
Nordea Bank AB (Sweden)	820,835	9,938,641
OTP Bank PLC (Hungary)	30,564	1,262,325
PNC Financial Services Group, Inc. (The)	24,975	3,603,643
Popular, Inc. (Puerto Rico)	30,000	1,064,700
Regions Financial Corp.	488,742	8,445,462
Royal Bank of Canada (Canada)	15,300	1,249,439
Sberbank of Russia PJSC (Russia)	1,345,376	5,255,205
Sierra Bancorp	8,000	212,480
Societe Generale SA (France)	167,858	8,653,983
SpareBank 1 SR-Bank ASA (Norway)	115,850	1,226,938
Standard Chartered PLC (United Kingdom)*	919,000	9,650,937
Suruga Bank Ltd. (Japan)	136,200	2,912,280
Swedbank AB (Sweden) (Class A Stock)	233,424	5,631,307
Toronto-Dominion Bank (The) (Canada)	18,200	1,066,372
U.S. Bancorp	41,324	2,214,140
Unicaja Banco SA (Spain), 144A*	1,675,984	2,638,703
Union Bankshares Corp.	19,900	719,783
United Community Banks, Inc.	36,900	1,038,366
United Overseas Bank Ltd. (Singapore)	233,977	4,612,393
Univest Corp. of Pennsylvania	27,100	760,155

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Virgin Money Holdings UK PLC (United Kingdom)	95,800	$366,959
Wells Fargo & Co.	23,897	1,449,831
Western Alliance Bancorp*	27,880	1,578,566

		256,163,593

Beverages — 1.1%
Ambev SA (Brazil)	187,000	1,199,650
Anheuser-Busch InBev SA/NV (Belgium)	101,282	11,307,234
Asahi Group Holdings Ltd. (Japan)	67,500	3,349,322
Britvic PLC (United Kingdom)	105,165	1,154,121
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	63,100	2,302,435
Coca-Cola Co. (The)	49,400	2,266,472
Coca-Cola European Partners PLC (United Kingdom)	32,900	1,311,065
Coca-Cola HBC AG (Switzerland)*	38,867	1,269,318
Constellation Brands, Inc. (Class A Stock)	28,748	6,570,930
Cott Corp. (Canada)	118,100	1,971,152
Diageo PLC (United Kingdom)	37,498	1,374,462
Dr. Pepper Snapple Group, Inc.	11,900	1,155,014
Fomento Economico Mexicano SAB de CV (Mexico), UTS	87,900	826,718
Kirin Holdings Co. Ltd. (Japan)	51,400	1,295,353
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	7,600	813,415
Molson Coors Brewing Co. (Class B Stock)	48,730	3,999,271
Monster Beverage Corp.*	69,125	4,374,921
Olvi OYJ (Finland) (Class A Stock)	20,400	731,261
PepsiCo, Inc.	94,739	11,361,101
Remy Cointreau SA (France)	4,971	688,756
Treasury Wine Estates Ltd. (Australia)	120,165	1,491,124

		60,813,095

Biotechnology — 1.4%
Ablynx NV (Belgium)*(a)	46,500	1,157,122
Acceleron Pharma, Inc.*	20,500	870,020
Achaogen, Inc.*(a)	46,500	499,410
Aimmune Therapeutics, Inc.*(a)	18,900	714,798
Alexion Pharmaceuticals, Inc.*	64,122	7,668,350
Amgen, Inc.	54,922	9,550,936
Amicus Therapeutics, Inc.*(a)	87,900	1,264,881
Aurinia Pharmaceuticals, Inc. (Canada)*(a)	108,600	491,958
Avexis, Inc.*	15,100	1,671,117
Biogen, Inc.*	29,406	9,367,869
BioMarin Pharmaceutical, Inc.*	26,352	2,349,808
Blueprint Medicines Corp.*	26,500	1,998,365
Clovis Oncology, Inc.*	11,000	748,000
CSL Ltd. (Australia)	41,078	4,514,215
DBV Technologies SA (France)*(a)	9,300	466,603
DBV Technologies SA (France), ADR*	12,700	312,420
Exelixis, Inc.*	12,400	376,960
Global Blood Therapeutics, Inc.*(a)	23,500	924,725
GlycoMimetics, Inc.*	35,200	591,008
Grifols SA (Spain)	109,375	3,198,009
Loxo Oncology, Inc.*(a)	21,600	1,818,288
Medy-Tox, Inc. (South Korea)	2,193	992,644
Neurocrine Biosciences, Inc.*(a)	26,370	2,046,048
Radius Health, Inc.*(a)	14,500	460,665

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Sarepta Therapeutics, Inc.*(a)	24,800	$1,379,872
Shire PLC	83,833	4,344,311
Shire PLC, ADR	34,532	5,356,604
Spectrum Pharmaceuticals, Inc.*	34,800	659,460
TESARO, Inc.*(a)	5,900	488,933
United Therapeutics Corp.*	12,500	1,849,375
Vertex Pharmaceuticals, Inc.*	50,375	7,549,198

		75,681,972

Building Products — 0.4%
American Woodmark Corp.*	9,180	1,195,695
Asahi Glass Co. Ltd. (Japan)	70,200	3,034,355
Builders FirstSource, Inc.*	61,166	1,332,807
Byucksan Corp. (South Korea)	172,437	643,635
Cie de Saint-Gobain (France)	84,167	4,632,223
Daikin Industries Ltd. (Japan)	29,500	3,485,808
Gibraltar Industries, Inc.*	52,900	1,745,700
Owens Corning	42,510	3,908,369
Sekisui Jushi Corp. (Japan)	25,300	515,163
TOTO Ltd. (Japan)	43,100	2,537,911

		23,031,666

Capital Markets — 1.3%
3i Group PLC (United Kingdom)	118,084	1,453,743
Affiliated Managers Group, Inc.	7,200	1,477,800
Ashmore Group PLC (United Kingdom)	211,824	1,154,264
BGC Partners, Inc. (Class A Stock)	223,790	3,381,467
Binc.kBank NV (Netherlands)	74,700	397,040
BlackRock, Inc.	2,800	1,438,388
Cboe Global Markets, Inc.	24,000	2,990,160
Charles Schwab Corp. (The)	16,600	852,742
CI Financial Corp. (Canada)	53,500	1,267,061
CME Group, Inc.	9,600	1,402,080
Cowen, Inc.*(a)	52,300	713,895
Credit Suisse Group AG (Switzerland)*	560,705	10,000,579
Deutsche Boerse AG (Germany)	11,833	1,369,613
Donnelley Financial Solutions, Inc.*	30,100	586,649
GAM Holding AG (Switzerland)*	58,616	945,810
GCA Corp. (Japan)(a)	133,500	1,336,255
Goldman Sachs Group, Inc. (The)	5,000	1,273,800
IGM Financial, Inc. (Canada)	14,000	491,726
Interactive Brokers Group, Inc. (Class A Stock)	10,200	603,942
Invesco Ltd.	124,107	4,534,870
LPL Financial Holdings, Inc.	7,400	422,836
Macquarie Group Ltd. (Australia)	85,767	6,633,639
MarketAxess Holdings, Inc.	6,500	1,311,375
Morgan Stanley	85,400	4,480,938
MSCI, Inc.	10,100	1,278,054
Natixis SA (France)	39,098	308,815
Nomura Holdings, Inc. (Japan)	162,400	951,949
OM Asset Management PLC	35,000	586,250
S&P Global, Inc.	15,600	2,642,640
SEI Investments Co.	21,400	1,537,804
St. James’s Place PLC (United Kingdom)	170,291	2,813,226
State Street Corp.	68,325	6,669,203
Value Partners Group Ltd. (Hong Kong)	1,021,000	1,082,239
Vontobel Holding AG (Switzerland)	27,079	1,707,015

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
WisdomTree Investments, Inc.(a)	43,700	$548,435

		70,646,302

Chemicals — 1.5%
Arkema SA (France)	35,568	4,330,561
Ashland Global Holdings, Inc.	18,710	1,332,152
BASF SE (Germany)	64,227	7,041,279
Chemours Co. (The)	23,700	1,186,422
Covestro AG (Germany), 144A	15,174	1,562,409
Croda International PLC (United Kingdom)	44,757	2,668,078
DowDuPont, Inc.	17,000	1,210,740
Elementis PLC (United Kingdom)	387,006	1,502,047
EMS-Chemie Holding AG (Switzerland)	1,684	1,123,505
Evonik Industries AG (Germany)	33,102	1,243,280
Ferro Corp.*	31,670	747,095
FMC Corp.	14,900	1,410,434
Frutarom Industries Ltd. (Israel)	25,800	2,417,660
Hexpol AB (Sweden)	115,600	1,172,026
Incitec Pivot Ltd. (Australia)	377,846	1,144,897
Innospec, Inc.	13,200	931,920
Johnson Matthey PLC (United Kingdom)	35,436	1,468,407
JSR Corp. (Japan)	101,300	1,989,965
K+S AG (Germany)(a)	120,751	2,997,980
LG Chem Ltd. (South Korea)	12,765	4,826,899
Linde AG (Germany)*	18,389	4,311,544
LyondellBasell Industries NV (Class A Stock)	105,781	11,669,760
Mitsui Chemicals, Inc. (Japan)	65,400	2,097,212
Mosaic Co. (The)	54,300	1,393,338
Nihon Parkerizing Co. Ltd. (Japan)	122,700	2,064,140
Novozymes A/S (Denmark) (Class B Stock)	27,100	1,547,067
Platform Specialty Products Corp.*	25,900	256,928
Praxair, Inc.	8,400	1,299,312
Scotts Miracle-Gro Co. (The)	9,100	973,609
Shin-Etsu Chemical Co. Ltd. (Japan)	25,600	2,593,869
Sika AG (Switzerland)	219	1,737,546
Sociedad Quimica y Minera de Chile SA (Chile), ADR	3,700	219,669
Sumitomo Chemical Co. Ltd. (Japan)	354,000	2,533,099
Tokyo Ohka Kogyo Co. Ltd. (Japan)	26,000	1,119,171
Toray Industries, Inc. (Japan)	29,400	276,722
Umicore SA (Belgium)	62,358	2,952,580
Yara International ASA (Norway)	58,764	2,698,111

		82,051,433

Commercial Services & Supplies — 0.7%
ABM Industries, Inc.	38,300	1,444,676
Advanced Disposal Services, Inc.*	66,400	1,589,616
Aeon Delight Co. Ltd. (Japan)	76,100	2,846,460
Bilfinger SE (Germany)	21,614	1,023,758
Copart, Inc.*	46,200	1,995,378
Deluxe Corp.	31,800	2,443,512
Edenred (France)	101,835	2,948,102
InnerWorkings, Inc.*	36,630	367,399
KAR Auction Services, Inc.	81,322	4,107,575
KEPCO Plant Service & Engineering Co. Ltd. (South Korea)	11,427	432,925
Multi-Color Corp.	27,240	2,038,914
Pitney Bowes, Inc.	230,000	2,571,400

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies (continued)
Prosegur Cia de Seguridad SA (Spain)	146,700	$1,150,873
Renewi PLC (United Kingdom)	1,966,578	2,742,445
Rollins, Inc.(a)	29,400	1,367,982
Sato Holdings Corp. (Japan)	47,600	1,444,070
Team, Inc.*(a)	12,750	189,975
Toppan Printing Co. Ltd. (Japan)	37,000	334,225
Waste Connections, Inc. (Canada)	33,400	2,369,396
Waste Management, Inc.	16,400	1,415,320

		34,824,001

Communications Equipment — 0.2%
Ciena Corp.*	56,100	1,174,173
Cisco Systems, Inc.	84,100	3,221,030
CommScope Holding Co., Inc.*	29,400	1,112,202
Extreme Networks, Inc.*	20,000	250,400
F5 Networks, Inc.*	17,600	2,309,472
Lumentum Holdings, Inc.*(a)	9,500	464,550
ZTE Corp. (China) (Class H Stock)*	524,600	1,960,823

		10,492,650

Construction & Engineering — 0.5%
Arcadis NV (Netherlands)	58,900	1,345,435
Balfour Beatty PLC (United Kingdom)	192,200	768,765
Boustead Projects Ltd. (Singapore)	181,658	118,101
Boustead Singapore Ltd. (Singapore)	853,890	548,591
Bouygues SA (France)	69,886	3,626,214
Chiyoda Corp. (Japan)(a)	153,200	1,126,062
Eiffage SA (France)	20,444	2,237,416
Fluor Corp.	27,900	1,441,035
Gamuda Bhd (Malaysia)	946,500	1,159,137
Implenia AG (Switzerland)	14,080	950,684
KBR, Inc.	65,300	1,294,899
Monadelphous Group Ltd. (Australia)	34,903	471,048
Taisei Corp. (Japan)	41,500	2,063,833
Vinci SA (France)	88,355	9,020,282

		26,171,502

Construction Materials — 0.4%
Adelaide Brighton Ltd. (Australia)	147,661	748,337
Buzzi Unicem SpA (Italy)	58,200	1,570,059
Cemex SAB de CV (Mexico), ADR*(a)	117,268	879,509
CRH PLC (Ireland)	140,046	5,040,371
Eagle Materials, Inc.	38,715	4,386,410
Fletcher Building Ltd. (New Zealand)	33,535	180,625
Ibstock PLC (United Kingdom), 144A	225,400	809,292
James Hardie Industries PLC (Ireland), CDI	182,220	3,200,306
LafargeHolcim Ltd. (Switzerland)*	22,239	1,252,542
Rhi Magnesita NV (Netherlands)*	30,400	1,589,894
Semen Indonesia Persero Tbk PT (Indonesia)	2,061,100	1,503,002
Wienerberger AG (Austria)	61,300	1,483,591

		22,643,938

Consumer Finance — 0.3%
AEON Financial Service Co. Ltd. (Japan)	82,600	1,919,704
Capital One Financial Corp.	81,581	8,123,836
Discover Financial Services	14,400	1,107,648
Encore Capital Group, Inc.*(a)	23,500	989,350
FirstCash, Inc.	17,600	1,187,120
KRUK SA (Poland)	8,869	665,902

COMMON STOCKS (continued)	Shares	Value
Consumer Finance (continued)
Sun Hung Kai & Co. Ltd. (Hong Kong)	777,000	$495,357
Synchrony Financial	61,900	2,389,959

		16,878,876

Containers & Packaging — 0.3%
Avery Dennison Corp.	13,700	1,573,582
Crown Holdings, Inc.*	47,826	2,690,213
FP Corp. (Japan)	25,100	1,346,564
Graphic Packaging Holding Co.	94,150	1,454,618
International Paper Co.	72,843	4,220,523
Owens-Illinois, Inc.*	118,968	2,637,521
Packaging Corp. of America	11,600	1,398,380

		15,321,401

Distributors — 0.1%
Bapcor Ltd. (Australia)	190,160	836,636
Core-Mark Holding Co., Inc.(a)	29,900	944,242
Paltac Corp. (Japan)	26,200	1,194,036

		2,974,914

Diversified Consumer Services — 0.3%
Carriage Services, Inc.(a)	21,650	556,622
Estacio Participacoes SA (Brazil)	206,500	2,043,149
Grand Canyon Education, Inc.*	38,831	3,476,539
Laureate Education, Inc. (Class A Stock)*	73,200	992,592
New Oriental Education & Technology Group, Inc. (China), ADR	37,310	3,507,140
Service Corp. International	132,845	4,957,776
ServiceMaster Global Holdings, Inc.*	26,500	1,358,655

		16,892,473

Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc. (Class B Stock)*	27,662	5,483,162
Challenger Ltd. (Australia)	671,638	7,324,547
EXOR NV (Netherlands)	20,586	1,261,963
FirstRand Ltd. (South Africa)	248,919	1,347,547
Fubon Financial Holding Co. Ltd. (Taiwan)	1,138,000	1,934,561
Investor AB (Sweden) (Class B Stock)	25,371	1,157,112
ORIX Corp. (Japan)	399,200	6,730,863
Pargesa Holding SA (Switzerland)	4,525	391,934
Ricoh Leasing Co. Ltd. (Japan)	46,000	1,588,333
Standard Life Aberdeen PLC (United Kingdom)	807,098	4,747,354
Wendel SA (France)	12,932	2,240,804

		34,208,180

Diversified Telecommunication Services — 1.1%
BCE, Inc. (Canada)	22,500	1,080,788
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	240,289	363,110
BT Group PLC (United Kingdom)	424,248	1,554,986
China Telecom Corp. Ltd. (China) (Class H Stock)	1,348,000	639,370
China Unicom Hong Kong Ltd. (China)*	1,685,000	2,278,095
Cogent Communications Holdings, Inc.	26,630	1,206,339
Com Hem Holding AB (Sweden)	85,100	1,301,086
Deutsche Telekom AG (Germany)	413,980	7,317,671
HKT Trust & HKT Ltd. (Hong Kong)	2,210,000	2,818,710
Iliad SA (France)	7,115	1,704,866

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (continued)
Infrastrutture Wireless Italiane SpA (Italy), 144A	172,000	$1,277,122
Koninklijke KPN NV (Netherlands)	427,603	1,492,878
LG Uplus Corp. (South Korea)	174,530	2,282,452
Nippon Telegraph & Telephone Corp. (Japan)	212,494	9,990,216
Spark New Zealand Ltd. (New Zealand)	1,012,791	2,604,944
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	4,214,600	1,379,411
Telenor ASA (Norway)	58,227	1,246,454
TELUS Corp. (Canada)	67,851	2,570,457
Verizon Communications, Inc.	250,348	13,250,920

		56,359,875

Electric Utilities — 1.4%
CK Infrastructure Holdings Ltd. (Hong Kong)	368,500	3,162,158
CLP Holdings Ltd. (Hong Kong)	112,500	1,150,922
Contact Energy Ltd. (New Zealand)	17,057	67,188
Edison International	16,400	1,037,136
EDP - Energias de Portugal SA (Portugal)	665,751	2,302,931
Electricite de France SA (France)	129,549	1,618,260
Endesa SA (Spain)(a)	151,369	3,237,445
Enel SpA (Italy)	637,687	3,921,299
Entergy Corp.	51,989	4,231,385
Equatorial Energia SA (Brazil)	62,500	1,236,962
Eversource Energy	7,000	442,260
Exelon Corp.	304,187	11,988,011
Fortum OYJ (Finland)	358,462	7,094,431
Great Plains Energy, Inc.	36,900	1,189,656
Hydro One Ltd. (Canada), 144A	60,800	1,083,469
Kansai Electric Power Co., Inc. (The) (Japan)	102,000	1,247,463
NextEra Energy, Inc.	25,116	3,922,867
Okinawa Electric Power Co., Inc. (The) (Japan)	86,660	2,253,470
PG&E Corp.	6,200	277,946
Pinnacle West Capital Corp.	99,388	8,465,870
Portland General Electric Co.	24,320	1,108,506
Power Assets Holdings Ltd. (Hong Kong)	127,500	1,074,687
PPL Corp.	75,200	2,327,440
Spark Infrastructure Group (Australia)	1,273,559	2,489,535
SSE PLC (United Kingdom)	141,764	2,520,245
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	286,700	1,131,512
Westar Energy, Inc.	22,300	1,177,440
Xcel Energy, Inc.	53,071	2,553,246

		74,313,740

Electrical Equipment — 0.4%
AMETEK, Inc.	17,500	1,268,225
Bizlink Holding, Inc. (Taiwan)	184,000	1,709,658
Eaton Corp. PLC	76,328	6,030,675
LS Industrial Systems Co. Ltd. (South Korea)	13,154	799,841
Nidec Corp. (Japan)	24,900	3,486,425
OSRAM Licht AG (Germany)	18,754	1,679,292
Preformed Line Products Co.	6,980	495,929
Prysmian SpA (Italy)	20,200	658,218
Schneider Electric SE (France)*	64,987	5,509,615

COMMON STOCKS (continued)	Shares	Value
Electrical Equipment (continued)
Siemens Gamesa Renewable Energy SA (Spain)	76,296	$1,044,757
Zumtobel Group AG (Austria)	88,000	1,055,928

		23,738,563

Electronic Equipment, Instruments & Components — 0.6%
AAC Technologies Holdings, Inc. (China)	66,500	1,176,948
Anritsu Corp. (Japan)	150,200	1,690,895
Arrow Electronics, Inc.*	26,762	2,151,932
Azbil Corp. (Japan)	35,400	1,533,203
Hangzhou Hikvision Digital Technology Co. Ltd. (China) (Class A Stock)	123,000	735,579
Hitachi Ltd. (Japan)	480,000	3,723,936
Hon Hai Precision Industry Co. Ltd. (Taiwan)	970,000	3,084,202
Ingenico Group SA (France)	6,441	687,611
Jabil, Inc.	155,104	4,071,480
Keyence Corp. (Japan)	7,900	4,413,188
Kudelski SA (Switzerland)(a)	77,007	950,498
Largan Precision Co. Ltd. (Taiwan)	11,000	1,476,545
Nissha Co. Ltd. (Japan)(a)	35,400	1,026,589
Oxford Instruments PLC (United Kingdom)	63,647	729,990
Sunny Optical Technology Group Co. Ltd. (China)	75,000	952,294
TDK Corp. (Japan)	28,700	2,280,813

		30,685,703

Energy Equipment & Services — 0.2%
Aker Solutions ASA (Norway)*	89,900	506,476
China Oilfield Services Ltd. (China) (Class H Stock)	562,000	545,292
Helix Energy Solutions Group, Inc.*	134,360	1,013,074
John Wood Group PLC (United Kingdom)	326,477	2,856,545
Natural Gas Services Group, Inc.*	19,100	500,420
ProPetro Holding Corp.*(a)	46,900	945,504
RPC, Inc.(a)	60,800	1,552,224
Schlumberger Ltd.	16,900	1,138,891
Schoeller-Bleckmann Oilfield Equipment AG (Austria)*	7,800	794,993
Tecnicas Reunidas SA (Spain)(a)	26,200	830,786
Western Energy Services Corp. (Canada)*	45,600	45,709

		10,729,914

Equity Real Estate Investment Trusts (REITs) — 1.5%
alstria office REIT-AG (Germany)	95,300	1,472,756
American Tower Corp.	4,400	627,748
Armada Hoffler Properties, Inc.	102,154	1,586,452
AvalonBay Communities, Inc.	5,500	981,255
Boardwalk Real Estate Investment Trust (Canada)(a)	24,300	833,005
Boston Properties, Inc.	29,994	3,900,120
CapitaLand Commercial Trust (Singapore)	983,900	1,417,227
Colony NorthStar, Inc. (Class A Stock)	149,354	1,704,129
CoreCivic, Inc.	21,100	474,750
CoreSite Realty Corp.(a)	23,070	2,627,673
CubeSmart	17,400	503,208
Daiwa Office Investment Corp. (Japan)	223	1,175,517
DCT Industrial Trust, Inc.	80,811	4,750,071
Dexus (Australia)	118,796	901,492

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Digital Realty Trust, Inc.	10,300	$1,173,170
Dream Industrial Real Estate Investment Trust (Canada)	28,900	202,323
Duke Realty Corp.	153,292	4,171,075
Equinix, Inc.	6,975	3,161,210
Equity LifeStyle Properties, Inc.(a)	15,430	1,373,579
Eurocommercial Properties NV (Netherlands), CVA	23,655	1,031,577
Extra Space Storage, Inc.(a)	67,320	5,887,133
Fortune Real Estate Investment Trust (Hong Kong)	666,000	823,185
Goodman Group (Australia)	101,708	666,441
Great Portland Estates PLC (United Kingdom)	124,513	1,155,568
Hansteen Holdings PLC (United Kingdom)	401,707	775,545
Healthcare Realty Trust, Inc.	30,700	986,084
Hospitality Properties Trust	48,100	1,435,785
Investa Office Fund (Australia)	199,512	705,942
Mack-Cali Realty Corp.	56,100	1,209,516
Medical Properties Trust, Inc.(a)	163,100	2,247,518
Merlin Properties Socimi SA (Spain)	68,500	927,767
Mirvac Group (Australia)	1,888,588	3,453,855
National Retail Properties, Inc.	14,500	625,385
National Storage REIT (Australia)(a)	956,958	1,143,826
Omega Healthcare Investors, Inc.(a)	88,800	2,445,552
Park Hotels & Resorts, Inc.	43,400	1,247,750
Pennsylvania Real Estate Investment Trust(a)	41,400	492,246
Potlatch Corp.(a)	19,600	978,040
Prologis, Inc.	20,800	1,341,808
Public Storage	10,099	2,110,691
Rexford Industrial Realty, Inc.	34,900	1,017,684
SBA Communications Corp.*	7,900	1,290,544
Segro PLC (United Kingdom)	382,033	3,023,988
Senior Housing Properties Trust	47,000	900,050
Simon Property Group, Inc.	6,600	1,133,484
Spirit Realty Capital, Inc.	260,200	2,232,516
STORE Capital Corp.	46,700	1,216,068
Sun Communities, Inc.	16,700	1,549,426
Uniti Group, Inc.(a)	37,500	667,125
VEREIT, Inc.	159,400	1,241,726
Warehouses De Pauw (Belgium), CVA	11,588	1,298,078
Washington Prime Group, Inc.	60,000	427,200

		80,725,863

Food & Staples Retailing — 0.8%
Andersons, Inc. (The)	14,900	464,135
BGF retail Co. Ltd. (South Korea)*	10,218	2,004,372
BIM Birlesik Magazalar A/S (Turkey)	86,057	1,769,741
Casino Guichard Perrachon SA (France)	20,057	1,216,080
Costco Wholesale Corp.	8,400	1,563,408
CP ALL PCL (Thailand)	622,200	1,468,480
CVS Health Corp.	29,700	2,153,250
George Weston Ltd. (Canada)	8,600	746,839
Lawson, Inc. (Japan)	18,300	1,216,100
METRO AG (Germany)*	30,433	606,184
North West Co., Inc. (The) (Canada)	74,800	1,789,368
Performance Food Group Co.*	36,800	1,218,080
Raia Drogasil SA (Brazil)	33,200	918,803

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (continued)
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	15,200	$805,914
San-A Co. Ltd. (Japan)	35,200	1,700,838
Seven & i Holdings Co. Ltd. (Japan)	85,200	3,529,530
Sundrug Co. Ltd. (Japan)	54,500	2,528,057
Sysco Corp.	35,374	2,148,263
Tsuruha Holdings, Inc. (Japan)	10,000	1,358,300
US Foods Holding Corp.*	32,500	1,037,725
Wal-Mart de Mexico SAB de CV (Mexico)	457,200	1,121,230
Wal-Mart Stores, Inc.	98,475	9,724,406

		41,089,103

Food Products — 1.5%
Campbell Soup Co.(a)	11,400	548,454
Dairy Crest Group PLC (United Kingdom)	185,170	1,442,818
Danone SA (France)	43,287	3,627,047
Darling Ingredients, Inc.*	65,700	1,191,141
General Mills, Inc.	38,726	2,296,065
Gruma SAB de CV (Mexico) (Class B Stock)	152,975	1,939,953
Hershey Co. (The)	20,543	2,331,836
Ingredion, Inc.	43,555	6,088,989
J.M. Smucker Co. (The)(a)	11,500	1,428,760
Kellogg Co.(a)	33,000	2,243,340
Kerry Group PLC (Ireland) (Class A Stock)	13,100	1,467,144
Kraft Heinz Co. (The)	23,100	1,796,256
Marine Harvest ASA (Norway)*	67,265	1,137,497
Mondelez International, Inc. (Class A Stock)	104,776	4,484,413
Nestle SA (Switzerland)	244,447	21,016,641
Orion Corp. (South Korea)*	16,222	1,580,774
Orkla ASA (Norway)	121,378	1,286,253
Pilgrim’s Pride Corp.*(a)	86,600	2,689,796
Post Holdings, Inc.*	55,868	4,426,422
Snyder’s-Lance, Inc.	31,790	1,592,043
SunOpta, Inc. (Canada), (XNGS)*(a)	90,200	699,050
SunOpta, Inc. (Canada), (XTSE)*	180,600	1,390,778
TreeHouse Foods, Inc.*	7,700	380,842
Tyson Foods, Inc. (Class A Stock)	132,953	10,778,500
WH Group Ltd. (Hong Kong), 144A	2,250,500	2,536,386

		80,401,198

Gas Utilities — 0.2%
Atmos Energy Corp.	7,410	636,445
Gas Natural SDG SA (Spain)	48,050	1,108,918
National Fuel Gas Co.(a)	20,400	1,120,164
New Jersey Resources Corp.	88,787	3,569,237
South Jersey Industries, Inc.	54,680	1,707,656
Southwest Gas Holdings, Inc.	24,200	1,947,616
UGI Corp.	24,900	1,169,055

		11,259,091

Health Care Equipment & Supplies — 1.1%
Abbott Laboratories	25,200	1,438,164
Align Technology, Inc.*	5,200	1,155,388
Antares Pharma, Inc.*(a)	142,800	284,172
AxoGen, Inc.*	31,500	891,450
Becton, Dickinson & Co.	47,754	10,222,221
Boston Scientific Corp.*	212,054	5,256,819
Cooper Cos., Inc. (The)	5,800	1,263,704

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Danaher Corp.	107,527	$9,980,656
Hoya Corp. (Japan)	75,300	3,750,180
IDEXX Laboratories, Inc.*	6,700	1,047,746
Intuitive Surgical, Inc.*	6,400	2,335,616
iRhythm Technologies, Inc.*	12,700	711,835
Koninklijke Philips NV (Netherlands)	80,283	3,031,371
Medtronic PLC	26,383	2,130,427
Merit Medical Systems, Inc.*	30,310	1,309,392
Nagaileben Co. Ltd. (Japan)	25,100	629,015
Olympus Corp. (Japan)	86,100	3,293,756
OrthoPediatrics Corp.*(a)	33,900	650,541
ResMed, Inc.(a)	9,200	779,148
Sartorius Stedim Biotech (France)	45,400	3,280,469
Stryker Corp.	13,715	2,123,630
Teleflex, Inc.	4,920	1,224,194
ViewRay, Inc.*(a)	55,600	514,856

		57,304,750

Health Care Providers & Services — 1.3%
Acadia Healthcare Co., Inc.*(a)	24,000	783,120
Addus HomeCare Corp.*	35,400	1,231,920
Almost Family, Inc.*	15,100	835,785
Amedisys, Inc.*	15,000	790,650
Anthem, Inc.	12,900	2,902,629
As One Corp. (Japan)	19,200	1,200,389
BioScrip, Inc.*(a)	297,000	864,270
Brookdale Senior Living, Inc.*	27,500	266,750
Capital Senior Living Corp.*(a)	39,900	538,251
Cardinal Health, Inc.	24,200	1,482,734
Centene Corp.*	15,100	1,523,288
Cigna Corp.	10,233	2,078,221
Civitas Solutions, Inc.*	44,300	757,530
Fresenius Medical Care AG & Co. KGaA (Germany)	28,275	2,969,142
Fresenius SE & Co. KGaA (Germany)	37,565	2,921,489
Hanger, Inc.*(a)	23,810	375,008
Humana, Inc.	42,548	10,554,882
Laboratory Corp. of America Holdings*	7,900	1,260,129
LHC Group, Inc.*	7,300	447,125
McKesson Corp.	8,100	1,263,195
Mediclinic International PLC (South Africa)(a)	354,727	3,104,442
Quest Diagnostics, Inc.	11,300	1,112,937
Raffles Medical Group Ltd. (Singapore)(a)	1,763,281	1,476,191
Ryman Healthcare Ltd. (New Zealand)	83,194	623,617
Ship Healthcare Holdings, Inc. (Japan)	24,900	823,030
Sigma Healthcare Ltd. (Australia)	1,286,892	991,545
Tsukui Corp. (Japan)	141,600	1,270,692
UnitedHealth Group, Inc.	89,471	19,724,777
Universal Health Services, Inc. (Class B Stock)	11,100	1,258,185
WellCare Health Plans, Inc.*	14,100	2,835,651

		68,267,574

Health Care Technology — 0.1%
CompuGroup Medical SE (Germany)	40,400	2,645,001
Evolent Health, Inc. (Class A Stock)*(a)	38,200	469,860

		3,114,861

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure — 1.2%
Accor SA (France)	43,396	$2,234,019
Aristocrat Leisure Ltd. (Australia)	152,719	2,812,197
Bluegreen Vacations Corp.*	43,700	797,962
Bojangles’, Inc.*	32,200	379,960
Caesars Entertainment Corp.*	63,800	807,070
Cara Operations Ltd. (Canada)	51,200	1,057,400
Carnival Corp.	60,430	4,010,739
Carnival PLC	46,086	3,032,245
Carrols Restaurant Group, Inc.*	51,580	626,697
Compass Group PLC (United Kingdom)	60,476	1,303,994
Crown Resorts Ltd. (Australia)	220,713	2,237,225
Darden Restaurants, Inc.	13,100	1,257,862
Dave & Buster’s Entertainment, Inc.*	9,200	507,564
Denny’s Corp.*	66,750	883,770
Domino’s Pizza, Inc.	4,500	850,320
Genting Hong Kong Ltd. (Hong Kong)	1,074,000	236,126
Genting Singapore PLC (Singapore)	1,316,700	1,285,942
Hilton Grand Vacations, Inc.*	31,300	1,313,035
InterContinental Hotels Group PLC (United Kingdom)	22,556	1,434,666
Jack in the Box, Inc.	9,700	951,667
Las Vegas Sands Corp.	117,710	8,179,668
Marriott International, Inc. (Class A Stock)	11,200	1,520,176
McDonald’s Corp.	29,565	5,088,728
McDonald’s Holdings Co. Japan Ltd. (Japan)	20,100	883,278
Melco Resorts & Entertainment Ltd. (Hong Kong), ADR	186,400	5,413,056
Melia Hotels International SA (Spain)	149,200	2,052,950
Restaurant Brands International, Inc. (Canada)	19,100	1,174,111
Rezidor Hotel Group AB (Belgium)	227,600	711,868
Royal Caribbean Cruises Ltd.	58,143	6,935,297
Shangri-La Asia Ltd. (Hong Kong)	542,000	1,227,411
Starbucks Corp.	27,064	1,554,286
Vail Resorts, Inc.	5,500	1,168,585
Wynn Resorts Ltd.	4,800	809,232
Yum! Brands, Inc.	16,700	1,362,887

		66,101,993

Household Durables — 0.7%
Cairn Homes PLC (Ireland)*	1,144,000	2,685,818
Coway Co. Ltd. (South Korea)	22,164	2,019,789
De’ Longhi SpA (Italy)	40,700	1,232,490
Dorel Industries, Inc. (Canada) (Class B Stock)	18,000	445,346
Helen of Troy Ltd.*	11,400	1,098,389
Installed Building Products, Inc.*	9,600	729,120
Midea Group Co. Ltd. (China) (Class A Stock)	131,300	1,116,523
Nien Made Enterprise Co. Ltd. (Taiwan)	73,299	780,874
Panasonic Corp. (Japan)	337,400	4,923,987
Persimmon PLC (United Kingdom)	36,204	1,337,529
Sony Corp. (Japan)	92,800	4,165,130
Taylor Morrison Home Corp. (Class A Stock)*	111,943	2,739,245
Techtronic Industries Co. Ltd. (Hong Kong)	934,500	6,079,326
Toll Brothers, Inc.(a)	117,191	5,627,512
TopBuild Corp.*	19,800	1,499,652

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Household Durables (continued)
Tupperware Brands Corp.	40,316	$2,527,813
ZAGG, Inc.*	22,600	416,970

		39,425,513

Household Products — 0.5%
Colgate-Palmolive Co.	31,911	2,407,685
Essity AB (Sweden) (Class B Stock)*	145,691	4,140,234
Procter & Gamble Co. (The)	170,640	15,678,403
Reckitt Benckiser Group PLC (United Kingdom)	52,172	4,867,297

		27,093,619

Independent Power & Renewable Electricity Producers — 0.2%
AES Corp.	317,000	3,433,110
Boralex, Inc. (Canada) (Class A Stock)	77,400	1,447,017
Huaneng Renewables Corp. Ltd. (China) (Class H Stock)	2,894,000	979,734
Vistra Energy Corp.*(a)	129,800	2,377,936

		8,237,797

Industrial Conglomerates — 0.3%
3M Co.	16,998	4,000,819
CK Hutchison Holdings Ltd. (Hong Kong)	497,364	6,232,120
Honeywell International, Inc.	13,072	2,004,722
Jardine Matheson Holdings Ltd. (Hong Kong)	17,500	1,061,769
Jardine Strategic Holdings Ltd. (Hong Kong)	18,800	743,550
Roper Technologies, Inc.	3,700	958,300
Toshiba Corp. (Japan)*	863,000	2,417,525

		17,418,805

Insurance — 2.1%
Admiral Group PLC (United Kingdom)	38,462	1,037,406
AIA Group Ltd. (Hong Kong)	569,200	4,841,415
Allianz SE (Germany)	25,377	5,807,455
Allstate Corp. (The)	27,100	2,837,641
Assurant, Inc.	14,400	1,452,096
Aviva PLC (United Kingdom)	160,183	1,092,497
Baloise Holding AG (Switzerland)	11,430	1,776,742
China Life Insurance Co. Ltd. (China) (Class H Stock)	749,000	2,335,766
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	213,200	1,020,285
Chubb Ltd.	8,400	1,227,491
Dai-ichi Life Holdings, Inc. (Japan)	167,400	3,440,429
DB Insurance Co. Ltd. (South Korea)	18,325	1,218,006
Discovery Ltd. (South Africa)	238,863	3,591,632
Employers Holdings, Inc.	21,500	954,600
First American Financial Corp.	4,800	268,992
FNF Group	31,200	1,224,288
Hartford Financial Services Group, Inc. (The)	88,285	4,968,680
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)	34,736	1,523,433
Insurance Australia Group Ltd. (Australia)	734,871	4,138,988
Intact Financial Corp. (Canada)	14,800	1,236,159
James River Group Holdings Ltd.	22,500	900,225
Lancashire Holdings Ltd. (United Kingdom)	52,989	487,417
Marsh & McLennan Cos., Inc.	16,400	1,334,796
MetLife, Inc.	21,000	1,061,760

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	18,507	$3,996,574
National Western Life Group, Inc. (Class A Stock)	2,800	926,856
NN Group NV (Netherlands)	50,127	2,168,165
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	266,000	2,758,970
Principal Financial Group, Inc.	126,748	8,943,339
ProAssurance Corp.	12,000	685,800
Progressive Corp. (The)	22,600	1,272,832
Prudential PLC (United Kingdom)	236,313	6,052,038
QBE Insurance Group Ltd. (Australia)	457,252	3,795,440
Reinsurance Group of America, Inc.	43,618	6,801,354
Sampo OYJ (Finland) (Class A Stock)	51,359	2,818,685
SCOR SE (France)	15,900	639,075
Sony Financial Holdings, Inc. (Japan)	72,600	1,283,104
Torchmark Corp.	8,900	807,319
Travelers Cos., Inc. (The)	11,970	1,623,611
Unum Group	116,624	6,401,491
Zurich Insurance Group AG (Switzerland)	32,898	10,002,426

		110,755,278

Internet & Direct Marketing Retail — 0.5%
Amazon.com, Inc.*	13,277	15,527,053
HSN, Inc.	10,700	431,745
JD.com, Inc. (China), ADR*(a)	82,090	3,400,168
Liberty Ventures (Class A Stock)*	18,800	1,019,712
Netflix, Inc.*	6,900	1,324,524
Priceline Group, Inc. (The)*	1,200	2,085,288
Start Today Co. Ltd. (Japan)	51,600	1,566,220
Yoox Net-A-Porter Group SpA (Italy)*(a)	31,600	1,102,269

		26,456,979

Internet Software & Services — 2.1%
2U, Inc.*(a)	15,600	1,006,356
Alibaba Group Holding Ltd. (China), ADR*(a)	61,700	10,638,931
Alphabet, Inc. (Class A Stock)*	18,447	19,432,070
Alphabet, Inc. (Class C Stock)*	12,876	13,473,446
Baidu, Inc. (China), ADR*	13,900	3,255,519
Cornerstone OnDemand, Inc.*	24,600	869,118
eBay, Inc.*	205,020	7,737,455
Facebook, Inc. (Class A Stock)*	96,557	17,038,448
GMO internet, Inc. (Japan)(a)	94,700	1,606,967
Gogo, Inc.*(a)	55,800	629,424
Internet Initiative Japan, Inc. (Japan)	25,300	461,419
Kakaku.com, Inc. (Japan)	93,600	1,580,031
LogMeIn, Inc.	37,683	4,314,704
Mail.Ru Group Ltd. (Russia), GDR*	64,763	1,871,651
Match Group, Inc.*(a)	28,700	898,597
MercadoLibre, Inc. (Argentina)(a)	15,400	4,845,764
Mixi, Inc. (Japan)	34,100	1,527,269
NetEase, Inc. (China), ADR	6,300	2,173,941
Shopify, Inc. (Canada) (Class A Stock)*	11,200	1,132,563
Tencent Holdings Ltd. (China)	283,000	14,647,501
United Internet AG (Germany)	21,096	1,445,518
VeriSign, Inc.*(a)	12,400	1,419,056
Yahoo Japan Corp. (Japan)	145,300	665,691

		112,671,439

SEE NOTES TO FINANCIAL STATEMENTS.

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AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
IT Services — 1.6%
Accenture PLC (Class A Stock)	36,992	$5,663,105
Alliance Data Systems Corp.	5,300	1,343,444
Alten SA (France)	27,036	2,255,106
Amadeus IT Group SA (Spain)	111,621	8,032,504
Amdocs Ltd.	7,100	464,908
Atos SE (France)	8,468	1,231,161
Booz Allen Hamilton Holding Corp.	15,800	602,454
Capgemini SE (France)	40,317	4,775,208
CGI Group, Inc. (Canada) (Class A Stock)*	11,600	630,294
Cognizant Technology Solutions Corp. (Class A Stock)	18,400	1,306,768
Computershare Ltd. (Australia)	101,747	1,289,110
CSRA, Inc.	38,100	1,139,952
DXC Technology Co.	66,841	6,343,211
EPAM Systems, Inc.*	17,900	1,922,997
Euronet Worldwide, Inc.*	52,353	4,411,787
EVERTEC, Inc. (Puerto Rico)	67,800	925,470
ExlService Holdings, Inc.*	22,800	1,375,980
Fidelity National Information Services, Inc.	8,800	827,992
First Data Corp. (Class A Stock)*	70,800	1,183,068
Fujitsu Ltd. (Japan)	464,000	3,289,543
Genpact Ltd.	28,400	901,415
Jack Henry & Associates, Inc.	10,600	1,239,776
Leidos Holdings, Inc.	11,000	710,270
Luxoft Holding, Inc.*	8,200	456,740
Mastercard, Inc. (Class A Stock)	29,000	4,389,440
MAXIMUS, Inc.	12,800	916,224
Obic Co. Ltd. (Japan)	72,300	5,310,244
Otsuka Corp. (Japan)	21,200	1,623,611
Paychex, Inc.	38,300	2,607,464
PayPal Holdings, Inc.*	64,200	4,726,404
Perficient, Inc.*	38,900	741,823
Square, Inc. (Class A Stock)*(a)	49,200	1,705,764
Virtusa Corp.*	29,120	1,283,610
Visa, Inc. (Class A Stock)(a)	48,369	5,515,033
WNS Holdings Ltd. (India), ADR*	22,700	910,951
Zuken, Inc. (Japan)	116,100	1,956,221

		84,009,052

Leisure Products — 0.0%
Amer Sports OYJ (Finland)*	60,600	1,677,297
Brunswick Corp.	20,940	1,156,307

		2,833,604

Life Sciences Tools & Services — 0.2%
Accelerate Diagnostics, Inc.*(a)	13,300	348,460
Agilent Technologies, Inc.	11,500	770,155
Bruker Corp.	31,966	1,097,073
Cambrex Corp.*	21,300	1,022,400
Charles River Laboratories International, Inc.*	8,100	886,545
Lonza Group AG (Switzerland)*	12,059	3,252,388
Tecan Group AG (Switzerland)	12,320	2,558,692

		9,935,713

Machinery — 1.7%
Alfa Laval AB (Sweden)	211,779	5,009,266
Allison Transmission Holdings, Inc.(a)	75,567	3,254,671
Alstom SA (France)	71,622	2,968,843

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Caterpillar, Inc.	60,360	$9,511,529
CNH Industrial NV (United Kingdom)	170,652	2,283,068
Cummins, Inc.	34,479	6,090,371
Deere & Co.	9,900	1,549,449
Deutz AG (Germany)	210,900	1,906,578
Douglas Dynamics, Inc.	16,200	612,360
EnPro Industries, Inc.	4,100	383,391
FANUC Corp. (Japan)	10,100	2,422,954
Federal Signal Corp.	73,900	1,484,651
Fortive Corp.	58,889	4,260,619
Franklin Electric Co., Inc.	7,700	353,430
Hoshizaki Corp. (Japan)	11,100	983,405
Ingersoll-Rand PLC	90,248	8,049,219
ITT, Inc.	41,300	2,204,181
Komatsu Ltd. (Japan)	79,000	2,855,038
Kone OYJ (Finland) (Class B Stock)	23,369	1,254,976
Meritor, Inc.*	26,600	624,036
MINEBEA MITSUMI, Inc. (Japan)	156,300	3,259,976
Mitsubishi Heavy Industries Ltd. (Japan)	50,300	1,875,389
Miura Co. Ltd. (Japan)	63,600	1,707,436
Nippon Thompson Co. Ltd. (Japan)	90,500	720,768
OC Oerlikon Corp. AG (Switzerland)*	50,350	849,889
Oshkosh Corp.	8,200	745,298
Parker-Hannifin Corp.	6,700	1,337,186
Pfeiffer Vacuum Technology AG (Germany)	4,700	879,781
Singamas Container Holdings Ltd. (Hong Kong)	3,082,000	629,575
SMC Corp. (Japan)	7,200	2,954,768
Snap-on, Inc.(a)	3,000	522,900
Sumitomo Heavy Industries Ltd. (Japan)	52,900	2,228,975
Volvo AB (Sweden) (Class B Stock)	67,738	1,261,410
WABCO Holdings, Inc.*	47,287	6,785,685
Wartsila OYJ Abp (Finland)	44,408	2,801,970
Yangzijiang Shipbuilding Holdings Ltd. (China)	1,036,600	1,136,656

		87,759,697

Marine — 0.1%
AP Moller - Maersk A/S (Denmark) (Class B Stock)	1,832	3,193,152

Media — 1.2%
Cinemark Holdings, Inc.(a)	25,200	877,464
Cineworld Group PLC (United Kingdom)	110,100	890,946
Comcast Corp. (Class A Stock)	364,243	14,587,932
CTS Eventim AG & Co. KGaA (Germany)	25,742	1,196,785
Daiichikosho Co. Ltd. (Japan)	30,300	1,509,745
Dentsu, Inc. (Japan)	52,000	2,198,821
Informa PLC (United Kingdom)	168,163	1,636,138
IPSOS (France)	37,500	1,381,303
ITV PLC (United Kingdom)	541,119	1,207,574
Lions Gate Entertainment Corp. (Class B Stock)*	11,488	364,629
Mediaset Espana Comunicacion SA (Spain)	104,700	1,174,193
Naspers Ltd. (South Africa) (Class N Stock)	28,865	7,997,145
News Corp. (Class A Stock)	212,770	3,449,002
Omnicom Group, Inc.	15,600	1,136,148
Phoenix Satellite Television Holdings Ltd. (Hong Kong)	1,456,000	206,422
Pico Far East Holdings Ltd. (Hong Kong)	2,044,000	815,859

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Media (continued)
ProSiebenSat.1 Media SE (Germany)	151,328	$5,194,423
Quebecor, Inc. (Canada) (Class B Stock)	96,000	1,810,024
Sirius XM Holdings, Inc.(a)	217,900	1,167,944
Technicolor SA (France)	86,600	298,245
Telenet Group Holding NV (Belgium)*	32,274	2,248,417
Time Warner, Inc.	3,500	320,145
Vivendi SA (France)	236,901	6,358,293
WPP PLC (United Kingdom)	212,858	3,845,428

		61,873,025

Metals & Mining — 0.7%
Agnico Eagle Mines Ltd. (Canada)	24,800	1,145,101
Alrosa PJSC (Russia)	677,100	880,595
BHP Billiton Ltd. (Australia)	281,832	6,473,938
BHP Billiton PLC (Australia)	441,832	8,933,977
Compass Minerals International, Inc.(a)	4,700	339,575
Copper Mountain Mining Corp. (Canada)*(a)	103,100	125,492
Detour Gold Corp. (Canada)*	66,400	780,741
Dowa Holdings Co. Ltd. (Japan)	9,200	373,636
Ferroglobe PLC^	44,100	—
Franco-Nevada Corp. (Canada)	14,600	1,166,839
Freeport-McMoRan, Inc.*	25,800	489,168
Fresnillo PLC (Mexico)	62,604	1,202,867
Gem Diamonds Ltd. (United Kingdom)*	222,100	212,843
Glencore PLC (Switzerland)*	1,335,321	6,989,006
Independence Group NL (Australia)(a)	436,688	1,611,348
Kaiser Aluminum Corp.	7,800	833,430
KAZ Minerals PLC (Kazakhstan)*	95,500	1,147,999
Lundin Mining Corp. (Canada)	264,700	1,760,455
POSCO (South Korea)	7,409	2,304,578
Tahoe Resources, Inc.	75,400	361,704
Vale SA (Brazil), ADR(a)	121,704	1,488,440
Worthington Industries, Inc.	18,800	828,328

		39,450,060

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
AGNC Investment Corp.	111,500	2,251,185
Chimera Investment Corp.	61,900	1,143,912
Ladder Capital Corp.	43,900	598,357
MFA Financial, Inc.	135,400	1,072,368
New Residential Investment Corp.	68,100	1,217,628
Redwood Trust, Inc.	56,780	841,480
Starwood Property Trust, Inc.	53,100	1,133,685
Two Harbors Investment Corp.	57,600	936,576

		9,195,191

Multiline Retail — 0.1%
B&M European Value Retail SA (Luxembourg)	303,546	1,732,180
Dollar General Corp.	13,700	1,274,237
Dollarama, Inc. (Canada)	8,700	1,086,981
Don Quijote Holdings Co. Ltd. (Japan)	17,600	917,487
Lifestyle International Holdings Ltd. (Hong Kong)	467,500	620,293

		5,631,178

Multi-Utilities — 0.5%
Ameren Corp.	45,986	2,712,714
CenterPoint Energy, Inc.	87,500	2,481,500
CMS Energy Corp.	29,400	1,390,620

COMMON STOCKS (continued)	Shares	Value
Multi-Utilities (continued)
DTE Energy Co.	20,880	$2,285,525
E.ON SE (Germany)	484,282	5,247,749
Engie SA (France)	156,764	2,695,003
NiSource, Inc.	44,400	1,139,748
Public Service Enterprise Group, Inc.	77,823	4,007,885
RWE AG (Germany)*	65,281	1,328,492
SCANA Corp.	56,600	2,251,548
Sempra Energy	9,900	1,058,508
Vectren Corp.	18,200	1,183,364

		27,782,656

Oil, Gas & Consumable Fuels — 3.0%
Aegean Marine Petroleum Network, Inc. (Greece)(a)	98,600	423,980
Andeavor	23,200	2,652,688
Ardmore Shipping Corp. (Ireland)*(a)	91,428	731,424
BP PLC (United Kingdom)	1,910,324	13,401,441
Cabot Oil & Gas Corp.	45,500	1,301,300
Callon Petroleum Co.*(a)	106,100	1,289,115
Canadian Natural Resources Ltd. (Canada)	7,600	271,593
Centennial Resource Development, Inc. (Class A Stock)*	37,500	742,500
Chevron Corp.	162,965	20,401,588
CNOOC Ltd. (China)	2,165,000	3,108,111
ConocoPhillips	154,845	8,499,442
Delek US Holdings, Inc.	16,700	583,498
Devon Energy Corp.	20,800	861,120
Diamondback Energy, Inc.*	28,657	3,617,946
Encana Corp. (Canada)	52,200	696,415
EOG Resources, Inc.	66,400	7,165,224
Euronav NV (Belgium)	78,500	723,436
Extraction Oil & Gas, Inc.*(a)	75,230	1,076,541
Exxon Mobil Corp.	43,284	3,620,274
HollyFrontier Corp.	50,800	2,601,976
Inter Pipeline Ltd. (Canada)	55,600	1,151,367
Kinder Morgan, Inc.	60,500	1,093,235
Kosmos Energy Ltd. (Ghana)*(a)	157,100	1,076,135
LUKOIL PJSC (Russia)	27,403	1,583,051
LUKOIL PJSC (Russia), ADR	10,917	624,671
Lundin Petroleum AB (Sweden)*	194,042	4,441,854
Marathon Petroleum Corp.	90,033	5,940,377
OMV AG (Austria)	54,921	3,475,060
Petroleo Brasileiro SA (Brazil)*	493,800	2,517,307
Petroleo Brasileiro SA (Brazil), ADR*(a)	121,330	1,248,486
Phillips 66	48,200	4,875,430
Plains GP Holdings LP (Class A Stock)*	101,400	2,225,730
Repsol SA (Spain)	279,404	4,933,269
Resolute Energy Corp.*	8,900	280,083
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XLON)	288,144	9,619,147
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR(a)	111,125	7,413,149
San-Ai Oil Co. Ltd. (Japan)	122,200	1,776,441
Snam SpA (Italy)	248,512	1,217,080
Spartan Energy Corp. (Canada)*	122,766	702,218
Star Petroleum Refining PCL (Thailand)	2,153,000	1,127,737
Statoil ASA (Norway)(a)	319,653	6,843,269
Suncor Energy, Inc. (Canada)	143,500	5,268,516
TOTAL SA (France)	114,737	6,333,457

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
TransCanada Corp. (Canada)	23,600	$1,148,646
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)	52,484	1,681,922
Ultrapar Participacoes SA (Brazil)	37,500	847,879
Valero Energy Corp.	62,400	5,735,184
Williams Cos., Inc. (The)	66,000	2,012,340

		160,962,652

Paper & Forest Products — 0.1%
Canfor Corp. (Canada)*	55,900	1,101,990
Domtar Corp.	9,300	460,536
KapStone Paper and Packaging Corp.	38,900	882,641
UPM-Kymmene OYJ (Finland)	86,573	2,687,638
West Fraser Timber Co. Ltd. (Canada)	19,900	1,228,037

		6,360,842

Personal Products — 0.8%
Amorepacific Corp. (South Korea)	7,575	2,153,138
Beiersdorf AG (Germany)	11,235	1,317,111
Estee Lauder Cos., Inc. (The) (Class A Stock)	12,900	1,641,396
Herbalife Ltd.*(a)	19,000	1,286,680
Kao Corp. (Japan)	67,900	4,587,976
Kose Corp. (Japan)	23,600	3,677,521
L’Oreal SA (France)	5,528	1,224,895
Unilever NV (United Kingdom), CVA	275,179	15,493,358
Unilever PLC (United Kingdom)	175,670	9,743,713

		41,125,788

Pharmaceuticals — 2.0%
Aclaris Therapeutics, Inc.*	22,400	552,384
Allergan PLC	6,700	1,095,985
AstraZeneca PLC (United Kingdom)	143,364	9,892,898
AstraZeneca PLC (United Kingdom), ADR(a)	207,908	7,214,408
Bayer AG (Germany)	18,301	2,274,134
Bristol-Myers Squibb Co.	200,281	12,273,219
Catalent, Inc.*	36,300	1,491,204
Chugai Pharmaceutical Co. Ltd. (Japan)	42,400	2,167,010
CSPC Pharmaceutical Group Ltd. (China)	758,000	1,527,083
Daiichi Sankyo Co. Ltd. (Japan)	14,000	364,029
GlaxoSmithKline PLC (United Kingdom)	99,362	1,759,617
Intersect ENT, Inc.*	11,000	356,400
Ipsen SA (France)	36,919	4,394,138
Jazz Pharmaceuticals PLC*	6,000	807,900
Johnson & Johnson	31,394	4,386,370
Merck KGaA (Germany)	11,358	1,219,128
Novartis AG (Switzerland)	180,100	15,155,866
Orion OYJ (Finland) (Class B Stock)	50,801	1,894,117
Roche Holding AG (Switzerland)	61,855	15,640,369
Sanofi (France)	109,056	9,388,819
Santen Pharmaceutical Co. Ltd. (Japan)	73,600	1,152,603
Shionogi & Co. Ltd. (Japan)	51,600	2,788,201
Takeda Pharmaceutical Co. Ltd. (Japan)	95,400	5,401,327
Tonghua Dongbao Pharmaceutical Co. Ltd. (China) (Class A Stock)	435,000	1,527,410

		104,724,619

Professional Services — 0.4%
CBIZ, Inc.*	114,760	1,773,042

COMMON STOCKS (continued)	Shares	Value
Professional Services (continued)
ICF International, Inc.*	53,152	$2,790,479
Meitec Corp. (Japan)	67,600	3,546,655
Morneau Shepell, Inc. (Canada)	53,500	949,125
Nielsen Holdings PLC	28,300	1,030,120
Recruit Holdings Co. Ltd. (Japan)	38,300	950,987
Robert Half International, Inc.	47,800	2,654,812
SEEK Ltd. (Australia)	85,286	1,261,183
SGS SA (Switzerland)	523	1,363,480
SThree PLC (United Kingdom)	94,410	467,956
Teleperformance (France)	25,400	3,635,997

		20,423,836

Real Estate Management & Development — 0.8%
Aedas Homes SAU (Spain), 144A*	27,588	1,012,902
Ayala Land, Inc. (Philippines)	2,523,500	2,251,201
Azrieli Group Ltd. (Israel)	4,948	276,518
Castellum AB (Sweden)	169,450	2,857,801
CBRE Group, Inc. (Class A Stock)*	32,400	1,403,244
Daito Trust Construction Co. Ltd. (Japan)	23,798	4,848,395
First Capital Realty, Inc. (Canada)	23,900	393,960
Goldcrest Co. Ltd. (Japan)	29,700	598,901
Henderson Land Development Co. Ltd. (Hong Kong)	518,300	3,407,825
Hongkong Land Holdings Ltd. (Hong Kong)	219,900	1,546,740
Investors Cloud Co. Ltd. (Japan)(a)	90,500	1,337,614
Kerry Properties Ltd. (Hong Kong)	153,500	689,567
LendLease Group (Australia)	299,309	3,805,210
Mitsui Fudosan Co. Ltd. (Japan)	178,300	3,987,765
PATRIZIA Immobilien AG (Germany)*	44,400	1,027,231
PSP Swiss Property AG (Switzerland)	7,029	666,337
Sino Land Co. Ltd. (Hong Kong)	2,185,648	3,866,648
Tokyo Tatemono Co. Ltd. (Japan)	104,600	1,409,814
UOL Group Ltd. (Singapore)	72,300	478,211
Vonovia SE (Germany)	47,987	2,377,620
Wharf Holdings Ltd. (The) (Hong Kong)	372,000	1,282,839
Wheelock & Co. Ltd. (Hong Kong)	62,000	441,951

		39,968,294

Road & Rail — 0.3%
Avis Budget Group, Inc.*(a)	29,700	1,303,236
ComfortDelGro Corp. Ltd. (Singapore)	257,100	379,863
CSX Corp.	28,100	1,545,781
DSV A/S (Denmark)	11,863	933,449
Genesee & Wyoming, Inc. (Class A Stock)*	5,610	441,675
Landstar System, Inc.	11,300	1,176,330
Localiza Rent a Car SA (Brazil)	234,500	1,559,516
Marten Transport Ltd.	19,000	385,700
Old Dominion Freight Line, Inc.	29,453	3,874,542
Saia, Inc.*	18,100	1,280,575
Union Pacific Corp.	20,300	2,722,230

		15,602,897

Semiconductors & Semiconductor Equipment — 1.5%
Analog Devices, Inc.	27,800	2,475,034
ASM Pacific Technology Ltd. (Hong Kong)	152,000	2,108,702
ASML Holding NV (Netherlands)	22,913	3,983,608
Broadcom Ltd.	11,900	3,057,110
Cavium, Inc.*	40,490	3,394,277
Inphi Corp.*(a)	30,200	1,105,320

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	265,459	$12,253,587
KLA-Tencor Corp.	14,100	1,481,487
Maxim Integrated Products, Inc.	22,400	1,171,072
MediaTek, Inc. (Taiwan)	74,000	727,405
Micron Technology, Inc.*	259,200	10,658,304
Monolithic Power Systems, Inc.	26,790	3,010,124
NVIDIA Corp.	17,800	3,444,300
ON Semiconductor Corp.*	180,346	3,776,445
Renesas Electronics Corp. (Japan)*	177,200	2,055,066
SK Hynix, Inc. (South Korea)	49,529	3,517,863
Skyworks Solutions, Inc.	13,000	1,234,350
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1,636,000	12,526,975
Tokyo Electron Ltd. (Japan)	20,900	3,770,139
United Microelectronics Corp. (Taiwan)	4,093,000	1,943,543

		77,694,711

Software — 2.3%
Activision Blizzard, Inc.	18,600	1,177,752
Adobe Systems, Inc.*	76,997	13,492,954
Autodesk, Inc.*	12,200	1,278,926
Callidus Software, Inc.*	72,160	2,067,384
Capcom Co. Ltd. (Japan)	48,300	1,527,479
Check Point Software Technologies Ltd. (Israel)*(a)	22,660	2,348,029
Citrix Systems, Inc.*	23,700	2,085,600
CommVault Systems, Inc.*	18,100	950,250
Constellation Software, Inc. (Canada)	3,400	2,061,152
Ebix, Inc.(a)	16,100	1,275,925
Ellie Mae, Inc.*(a)	12,500	1,117,500
Fidessa Group PLC (United Kingdom)	22,153	755,478
Hansen Technologies Ltd. (Australia)	316,085	972,338
Intuit, Inc.	31,084	4,904,434
IRESS Ltd. (Australia)	119,586	1,075,399
Micro Focus International PLC (United Kingdom)	153,661	5,222,433
Microsoft Corp.	337,430	28,863,762
Nexon Co. Ltd. (Japan)*	28,900	838,108
Nintendo Co. Ltd. (Japan)	3,100	1,116,300
Nuance Communications, Inc.*	44,200	722,670
Oracle Corp.	168,766	7,979,256
Oracle Corp. (Japan)	22,900	1,895,228
Park City Group, Inc.*(a)	33,000	315,150
Paycom Software, Inc.*(a)	20,400	1,638,732
Playtech PLC (United Kingdom)	238,198	2,764,448
RealPage, Inc.*	22,200	983,460
Red Hat, Inc.*	9,900	1,188,990
RingCentral, Inc. (Class A Stock)*	30,800	1,490,720
salesforce.com, Inc.*	69,602	7,115,412
SAP SE (Germany)	103,590	11,589,135
SDL PLC (United Kingdom)	63,649	375,866
Take-Two Interactive Software, Inc.*	19,800	2,173,644
Trend Micro, Inc. (Japan)	33,100	1,873,563
Tyler Technologies, Inc.*	4,600	814,430
Varonis Systems, Inc.*	13,200	640,860
VMware, Inc. (Class A Stock)*(a)	24,300	3,045,276
Workday, Inc. (Class A Stock)*(a)	4,500	457,830

		120,195,873

COMMON STOCKS (continued)	Shares	Value
Specialty Retail — 0.8%
AutoCanada, Inc. (Canada)(a)	51,200	$922,170
AutoZone, Inc.*	3,400	2,418,658
Dufry AG (Switzerland)*	11,422	1,695,483
Hikari Tsushin, Inc. (Japan)	2,900	416,366
Home Depot, Inc. (The)	89,315	16,927,872
Kingfisher PLC (United Kingdom)	292,671	1,336,342
L Brands, Inc.	27,400	1,650,028
Lithia Motors, Inc. (Class A Stock)	6,700	761,053
Nitori Holdings Co. Ltd. (Japan)	22,500	3,202,302
Petrobras Distribuidora SA (Brazil)*	233,800	1,205,264
Ross Stores, Inc.	38,808	3,114,342
Sac’s Bar Holdings, Inc. (Japan)	77,800	960,416
Seobu T&D (South Korea)	56,007	684,927
TJX Cos., Inc. (The)	78,860	6,029,636
USS Co. Ltd. (Japan)	71,400	1,509,877
Xebio Holdings Co. Ltd. (Japan)	21,800	414,242

		43,248,978

Technology Hardware, Storage & Peripherals — 1.1%
Apple, Inc.	168,839	28,572,624
Catcher Technology Co. Ltd. (Taiwan)	60,000	657,462
HP, Inc.	347,311	7,297,004
Samsung Electronics Co. Ltd. (South Korea)	5,533	13,145,917
Super Micro Computer, Inc.*(a)	42,200	883,035
Western Digital Corp.	79,839	6,349,596
Xerox Corp.	42,200	1,230,130

		58,135,768

Textiles, Apparel & Luxury Goods — 0.5%
Carter’s, Inc.	10,600	1,245,394
Fila Korea Ltd. (South Korea)	9,087	692,129
Hermes International (France)	4,235	2,265,605
Kering (France)	11,351	5,343,209
Luxottica Group SpA (Italy)	20,715	1,271,230
LVMH Moet Hennessy Louis Vuitton SE (France)	11,958	3,509,727
Oxford Industries, Inc.	14,200	1,067,698
PVH Corp.	29,376	4,030,681
Skechers U.S.A., Inc. (Class A Stock)*	23,750	898,700
Steven Madden Ltd.*	35,470	1,656,449
Ted Baker PLC (United Kingdom)	23,700	865,106
Wolverine World Wide, Inc.	55,400	1,766,152

		24,612,080

Thrifts & Mortgage Finance — 0.2%
Aareal Bank AG (Germany)	39,890	1,801,118
Beneficial Bancorp, Inc.	62,800	1,033,060
Entegra Financial Corp.*	17,200	503,100
Essent Group Ltd.*	38,700	1,680,353
Kearny Financial Corp.	37,857	547,034
MGIC Investment Corp.*	86,300	1,217,693
NMI Holdings, Inc. (Class A Stock)*	73,800	1,254,600
PB Bancorp, Inc.	38,900	418,175
TFS Financial Corp.	24,950	372,753
Western New England Bancorp, Inc.	57,200	623,480

		9,451,366

Tobacco — 0.8%
Altria Group, Inc.	211,795	15,124,281

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Tobacco (continued)
British American Tobacco PLC (United Kingdom)	235,893	$15,946,048
Imperial Brands PLC (United Kingdom)	185,663	7,919,371
Philip Morris International, Inc.	41,557	4,390,497

		43,380,197

Trading Companies & Distributors — 0.6%
Applied Industrial Technologies, Inc.	20,700	1,409,670
Bunzl PLC (United Kingdom)	55,218	1,542,797
Ferguson PLC (Switzerland)	39,845	2,859,427
Fly Leasing Ltd. (Ireland), ADR*	57,700	744,907
iMarketKorea, Inc. (South Korea)	45,853	385,055
Inaba Denki Sangyo Co. Ltd. (Japan)	33,300	1,552,962
ITOCHU Corp. (Japan)	345,700	6,444,374
MISUMI Group, Inc. (Japan)	50,100	1,454,510
Mitsubishi Corp. (Japan)	35,600	981,626
Ramirent OYJ (Finland)(a)	132,100	1,237,700
Rexel SA (France)	214,849	3,890,251
Rush Enterprises, Inc. (Class A Stock)*	7,100	360,751
Sam Yung Trading Co. Ltd. (South Korea)	55,287	913,852
Sumitomo Corp. (Japan)	79,000	1,339,979
United Rentals, Inc.*	19,700	3,386,627
Univar, Inc.*	36,700	1,136,232

		29,640,720

Transportation Infrastructure — 0.3%
Aena SME SA (Spain), 144A	6,778	1,371,724
Aeroports de Paris (France)	4,520	859,471
BBA Aviation PLC (United Kingdom)	525,680	2,477,226
DP World Ltd. (United Arab Emirates)	117,065	2,925,323
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	82,200	844,470
Hutchison Port Holdings Trust (Hong Kong), UTS	570,300	236,100
Kamigumi Co. Ltd. (Japan)	135,600	2,996,673
SATS Ltd. (Singapore)	308,700	1,198,583
Shanghai International Airport Co. Ltd. (China) (Class A Stock)	381,700	2,637,534
Shenzhen Expressway Co. Ltd. (China) (Class H Stock)	1,424,000	1,443,206

		16,990,310

Water Utilities — 0.0%
Beijing Enterprises Water Group Ltd. (China)*	1,617,000	1,249,216
Pennon Group PLC (United Kingdom)	33,241	350,933

		1,600,149

Wireless Telecommunication Services — 0.3%
America Movil SAB de CV (Mexico) (Class L Stock)	772,600	665,625
KDDI Corp. (Japan)	123,109	3,057,970
Mobile TeleSystems PJSC (Russia)	179,210	857,149
MTN Group Ltd. (South Africa)	167,967	1,854,418
NTT DOCOMO, Inc. (Japan)	44,400	1,049,794
SoftBank Group Corp. (Japan)	69,200	5,478,604
T-Mobile US, Inc.*	18,800	1,193,988

COMMON STOCKS (continued)	Shares	Value
Wireless Telecommunication Services (continued)
Vodafone Group PLC (United Kingdom)	1,452,323	$4,590,777

		18,748,325

TOTAL COMMON STOCKS (cost $2,586,245,839)		2,981,770,584

PREFERRED STOCKS — 0.5%
Automobiles — 0.2%
Porsche Automobil Holding SE (Germany) (PRFC)	57,073	4,769,596
Volkswagen AG (Germany) (PRFC)	24,680	4,902,250

		9,671,846

Banks — 0.1%
Banco ABC Brasil SA (Brazil) (PRFC)	219,892	1,138,870
Banco Bradesco SA (Brazil) (PRFC)	195,468	1,994,692
Itau Unibanco Holding SA (Brazil) (PRFC)	270,032	3,466,270

		6,599,832

Chemicals — 0.1%
Fuchs Petrolub SE (Germany) (PRFC)	27,300	1,445,553
Sociedad Quimica y Minera de Chile SA (Chile) (PRFC B)	18,887	1,121,680

		2,567,233

Diversified Telecommunication Services — 0.0%
Telefonica Brasil SA (Brazil) (PRFC)	76,100	1,115,427

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	16,935	2,236,352

Machinery — 0.1%
Jungheinrich AG (Germany) (PRFC)	88,400	4,156,231

TOTAL PREFERRED STOCKS (cost $20,620,403)		26,346,921

	Units
RIGHTS* — 0.0%
Electrical Equipment
Bizlink Holding, Inc. (Taiwan), expiring 01/09/18 (cost $0)	3,820	8,537

UNAFFILIATED EXCHANGE TRADED FUND — 0.5%	Shares
iShares MSCI India ETF (cost $23,812,339)	798,200	28,791,074

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.5%
Automobiles — 0.2%
Capital Auto Receivables Asset Trust, Series 2016-1, Class A3
1.730%	04/20/20	819	818,596
Flagship Credit Auto Trust, Series 2015-3, Class A, 144A
2.380%	10/15/20	319	319,904

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
Ford Credit Auto Owner Trust,
Series 2014-2, Class A, 144A
2.310%	04/15/26	2,400	$2,403,537
Series 2015-1, Class A, 144A
2.120%	07/15/26	1,194	1,191,565
Series 2015-2, Class A, 144A
2.440%	01/15/27	950	953,628
Series 2016-1, Class A, 144A
2.310%	08/15/27	830	827,248
GMF Floorplan Owner Revolving Trust,
Series 2015-1, Class A1, 144A
1.650%	05/15/20	960	959,160

			7,473,638

Consumer Loans — 0.0%
CLUB Credit Trust,
Series 2017-NP1, Class A, 144A
2.390%	04/17/23	177	176,745
Consumer Loan Underlying Bond Credit Trust,
Series 2017-NP2, Class A, 144A
2.550%	01/16/24	886	885,979

			1,062,724

Credit Cards — 0.1%
BA Credit Card Trust,
Series 2017-A1, Class A1
1.950%	08/15/22	1,138	1,132,910
Capital One Multi-Asset Execution Trust,
Series 2015-A8, Class A8
2.050%	08/15/23	740	736,636
Series 2017-A1, Class A1
2.000%	01/17/23	1,134	1,127,010

			2,996,556

Equipment — 0.0%
Dell Equipment Finance Trust,
Series 2017-2, Class A3, 144A
2.190%	10/24/22	1,030	1,026,548

Home Equity Loans — 0.1%
Merrill Lynch Mortgage Investors Trust,
Series 2006-FF1, Class M2, 1 Month LIBOR + 0.290%
1.842%(c)	08/25/36	2,100	2,098,811

Other — 0.1%
Nationstar HECM Loan Trust,
Series 2017-1A, Class A, 144A
1.968%	05/25/27	1,007	1,005,573
Series 2017-2A, Class A1, 144A^
2.038%(cc)	09/25/27	1,366	1,366,144
Prosper Marketplace Issuance Trust,
Series 2017-1A, Class A, 144A
2.560%	06/15/23	510	511,401
Series 2017-3A, Class A, 144A
2.360%	11/15/23	1,666	1,666,531
Thunderbolt Aircraft Lease Ltd.,
Series 2017-A, Class A, 144A
4.212%(cc)	05/17/32	719	738,227
Verizon Owner Trust,
Series 2016-1A, Class A, 144A
1.420%	01/20/21	917	910,977

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Other (continued)
Series 2017-3A, Class A1A, 144A
2.060%	04/20/22	1,030	$1,024,716

			7,223,569

Residential Mortgage-Backed Securities — 0.0%
CAM Mortgage Trust,
Series 2017-1, Class A1, 144A
3.220%(cc)	08/01/57	1,135	1,133,349
Countrywide Asset-Backed Certificates Trust,
Series 2005-3, Class MV4, 1 Month LIBOR + 0.930%
2.258%(c)	08/25/35	132	132,194
Towd Point Mortgage Trust,
Series 2015-5, Class A1B, 144A
2.750%(cc)	05/25/55	353	353,155

			1,618,698

TOTAL ASSET-BACKED SECURITIES (cost $23,414,916)			23,500,544

BANK LOANS — 0.9%
Aerospace & Defense — 0.0%
StandardAero Aviation Holdings Inc,
Initial Term Loan, 1 Month LIBOR + 3.750%^
5.320%(c)	07/07/22	174	174,790
TransDigm Group, Inc.,
Tranche G Term Loan, 1 - 3 Month LIBOR + 3.000%
4.652%(c)	08/22/24	124	124,925
Transdigm, Inc.,
New Tranche F Term Loan, 1 - 3 Month LIBOR + 2.750%
4.381%(c)	06/09/23	246	246,531

			546,246

Auto Manufacturers — 0.0%
CH Hold Corp.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	02/01/24	94	94,285
Second Lien Initial Term Loan, 1 Month LIBOR + 7.250%
8.819%(c)	02/03/25	25	25,438

			119,723

Building Materials — 0.0%
Ineos Styrolution US Holding LLC,
New 2024 Dollar Term Loan, 3 Month LIBOR + 2.000%
3.693%(c)	03/29/24	90	89,596
Jeld-Wen,
Term B-4 Loan, 1 Month LIBOR + 2.000%
3.690%(c)	12/31/24	45	45,150

			134,746

Building Products — 0.0%
Helix Acquisition Holdings, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.000%^
5.693%(c)	09/27/24	75	75,467

Chemicals — 0.0%
American Rock Salt Co. LLC,
First Lien Closing Date Loan, 3 Month LIBOR + 3.750%
5.229%(c)	05/20/21	106	106,301
Jade Germany GmbH,
Initial Dollar Term Loan, 3 Month LIBOR + 5.500%
7.193%(c)	05/31/23	124	124,375

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Chemicals (continued)
Metal Services LLC,
2016 New Tranche B-2 Term Loan, 3 Month LIBOR + 7.500%^
9.193%(c)	06/28/19	120	$120,918
Oxea Corp.,
Tranche B-2 Term Loan, 3 Month LIBOR + 3.500%
4.875%(c)	10/11/24	245	245,000
Trinseo Materials Operating SCA,
Term B Loan, 1 Month LIBOR + 2.500%
4.069%(c)	09/06/24	75	75,420
Tronox Finance LLC,
First Lien Blocked Dollar Term Loan, 3 Month LIBOR + 3.000%
4.693%(c)	09/23/24	38	37,993
First Lien Initial Dollar Term Loan, 3 Month LIBOR + 3.000%
4.693%(c)	09/23/24	87	87,676
Venator Materials LLC,
Initial Term Loan, 3 Month LIBOR + 3.000%
4.380%(c)	08/08/24	50	50,124

			847,807

Commercial Services — 0.0%
Ancestry.com Operations, Inc.,
Term B Loan, 1 Month LIBOR + 3.250%
4.660%(c)	10/19/23	326	327,368
Camelot US Acquisition I Co.,
2017-2 Refinancing Term Loan, 1 Month LIBOR + 3.250%
4.819%(c)	10/03/23	272	272,764
EAB Global, Inc.,
First Lien Term Loan, 1 Month LIBOR + 3.750%^
5.241%(c)	11/17/24	15	15,094
Syniverse Holdings, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	04/23/19	75	73,336

			688,562

Commercial Services & Supplies — 0.0%
Brand Energy & Infrastructure Services, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.250%
5.620%(c)	06/21/24	124	124,738
EWT Holdings III Corp.,
Refinancing 2017-2 First Lien Term Loan, 3 Month LIBOR + 3.000%
4.693%(c)	12/20/24	188	188,435
Wrangler Buyer Corp.,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	09/27/24	55	55,304

			368,477

Communications Equipment — 0.0%
Consolidated Communications, Inc.,
2016 Initial Term Loan, 1 Month LIBOR + 3.000%
4.570%(c)	10/05/23	40	38,929

Computer Services & Software — 0.0%
Kronos Inc.,
Refinancing Initial Term Loan, 3 Month LIBOR + 3.500%
4.903%(c)	11/01/23	648	652,548

Computers — 0.0%
Harland Clarke Holdings Corp.,
2017 Term Loan, 3 Month LIBOR + 4.750%
6.443%(c)	11/03/23	292	292,772

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Construction & Engineering — 0.0%
Traverse Midstream Partners LLC,
Advance, 3 Month LIBOR + 4.000%
5.850%(c)	09/27/24	125	$126,625

Consumer Products — 0.0%
Zodiac Pool Holding SA — Zodiac Pool Solutions North America, Inc.,
Tranche B-1 Term Loan, 3 Month LIBOR + 4.000%
5.693%(c)	12/20/23	99	99,060

Containers & Packaging — 0.0%
Anchor Glass Container Corp.,
July 2017 Additional Term Loan, 1 Month LIBOR + 2.750%
4.250%(c)	12/07/23	123	122,979
Berlin Packaging LLC,
2017 Replacement Term Loan, 1 — 3 Month LIBOR + 3.250%
4.797%(c)	10/01/21	484	486,407
Second Lien Initial Term Loan, 1 Month LIBOR + 6.750%
8.120%(c)	10/03/22	150	150,938
Bway Holding Co.,
Initial Term Loan, 3 Month LIBOR + 3.250%
4.599%(c)	04/03/24	124	124,803
Flex Acquisition Co., Inc.,
Initial Term Loan, 3 Month LIBOR + 3.000%
4.335%(c)	12/29/23	303	304,866
Multi-Color Corp.,
Term B Loan, 1 Month LIBOR + 2.250%
3.819%(c)	10/31/24	50	50,281
Printpack Holdings, Inc.,
First Lien Term Loan, 1 Month LIBOR + 3.000%^
4.625%(c)	07/26/23	89	89,319
Ring Container Technologies, Inc.,
First Lien Term Loan, 1 Month LIBOR + 2.750%
4.319%(c)	09/27/24	75	75,141

			1,404,734

Distribution/Wholesale — 0.0%
Agro Merchants North America Holdings, Inc. (Cayman Islands),
First Lien Effective Date Loan, 1 Month LIBOR + 3.750%
5.319%(c)	11/15/24	85	85,425
Beacon Roofing,
Term Loan
— %(p)	01/01/25	125	125,268

			210,693

Diversified Consumer Services — 0.0%
Ascend Learning LLC,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	07/12/24	50	50,112
Bright Horizons Family Solutions LLC,
New Term Loan B 2017, 1 Month LIBOR + 2.000%
3.569%(c)	11/07/23	99	98,663
Houghton Mifflin Harcourt Publishers, Inc.,
Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	05/28/21	366	338,432
KUEHG Corp.,
Term B-2 Loan, 3 Month LIBOR + 3.750%
5.443%(c)	08/12/22	441	442,575

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Diversified Consumer Services (continued)
Laureate Education, Inc.,
Series 2024 Term Loan, 1 Month LIBOR + 4.500%
6.069%(c)	04/26/24	248	$249,055

			1,178,837

Diversified Financial Services — 0.0%
Duff & Phelps Corp.,
Restatement Term Loan, 3 Month LIBOR + 3.250%
4.943%(c)	10/12/24	45	45,450
Term Loan
—%(p)	12/01/24	65	65,149
Edelman Financial Center LLC (The),
Initial Term Loan, 2 Month LIBOR + 4.250%
5.653%(c)	11/09/24	125	125,938
Fly Funding II SARL,
Term Loan, 3 Month LIBOR + 2.125%
3.525%(c)	02/09/23	75	75,034
Flying Fortress Holdings LLC,
Fifth Amendment Term Loan, 3 Month LIBOR + 2.000%
3.693%(c)	10/30/22	15	15,075
Gulf Finance LLC,
Tranche B Term Loan, 3 Month LIBOR + 5.250%
6.950%(c)	08/25/23	120	107,749
Jane Street Group LLC,
Dollar Term Loan, 3 Month LIBOR + 4.500%^
5.880%(c)	08/25/22	25	24,934
Ocwen Loan Servicing LLC,
Restatement Effective Date Term Loan, 1 Month LIBOR + 5.000%^
6.460%(c)	12/07/20	126	126,071

			585,400

Diversified Telecommunication Services — 0.0%
Level 3 Financing, Inc.,
Tranche B 2024 Term Loan, 3 Month LIBOR + 2.250%
3.696%(c)	02/22/24	500	499,792
Numericable U.S. LLC,
USD TLB-11 Term Loan, 3 Month LIBOR + 2.750%
4.130%(c)	07/31/25	234	222,939
USD TLB-12 Term Loan, 3 Month LIBOR + 3.000%
4.349%(c)	01/31/26	125	120,313
Securus Technologies Holdings, Inc.,
First Lien Initial Term Loan, 2 Month LIBOR + 4.500%
6.123%(c)	11/01/24	125	126,094
Telesat Canada,
Term B-4 Loan, 3 Month LIBOR + 3.000%
4.700%(c)	11/17/23	255	256,250

			1,225,388

Electric — 0.0%
Dayton Power & Light Co. (The),
Term Loan, 1 Month LIBOR + 3.250%
4.820%(c)	08/24/22	124	124,137
EXC Holdings III Corp.,
First Lien Initial USD Term Loan, 6 Month LIBOR + 3.500%^
5.161%(c)	11/15/24	45	45,338
Thermon Holding Corp.,
Term B Loan, 1 Month LIBOR + 3.750%^
5.125%(c)	10/30/24	80	80,400

Interest Rate	Maturity Date	Principal Amount (000)#		Value
BANK LOANS (continued)
Electric (continued)
Vertiv Group Corp.,
Term B Loan, 1 Month LIBOR + 4.000%
5.350%(c)	11/30/23	181		$180,517

				430,392

Electric Utilities — 0.0%
Energy Future Intermediate Holding Company LLC,
Term Loan (DIP), 1 Month LIBOR + 3.000%
4.546%(c)	06/30/18	250		250,438
Longview Power LLC,
Term Loan^
—%(p)	04/13/21	—	(r)	78

				250,516

Electronics — 0.0%
CPI Holdco LLC,
Closing Date Term Loan (First Lien), 3 Month LIBOR + 3.500%^
5.193%(c)	03/21/24	134		134,658

Energy Equipment & Services — 0.0%
Green Energy Partners/Stonewall LLC,
Term B-1 Conversion Advances, 3 Month LIBOR + 5.500%^
7.193%(c)	11/13/21	95		91,801

Energy-Alternate Sources — 0.0%
TerraForm Power Operating LLC,
Term Loan, 3 Month LIBOR + 2.750%
4.147%(c)	11/08/22	30		30,300

Engineering & Construction — 0.0%
Signode Industrial Group US, Inc.,
Initial Term B Loan, 1 - 3 Month LIBOR + 2.750%
4.360%(c)	05/03/21	117		117,483

Entertainment — 0.0%
AP Gaming I LLC,
First Lien Term B Loan, 1 Month LIBOR + 5.500%^
7.069%(c)	02/15/24	20		20,149
Churchill Downs,
Term Loan B, 1 Month LIBOR + 2.000%
3.560%(c)	12/12/24	40		40,033
Greektown Holdings LLC,
Initial Term Loan, 1 Month LIBOR + 2.750%
4.319%(c)	04/25/24	80		79,451
Penn National Gaming, Inc.,
Term B Facility, 1 Month LIBOR + 2.500%
4.069%(c)	01/19/24	47		47,262

				186,895

Equity Real Estate Investment Trusts (REITs) — 0.0%
GEO Group, Inc.,
Term Loan, 3 Month LIBOR + 2.250%
3.950%(c)	03/23/24	104		104,310

Food & Staples Retailing — 0.0%
Albertson’s LLC,
Replacement 2017-1 Term B-4 Loan, 1 Month LIBOR + 2.750%
4.319%(c)	08/25/21	780		763,623
BJ’s Wholesale Club, Inc.,
First Lien Tranche B Term Loan, 2 Month LIBOR + 3.500%
4.953%(c)	02/05/24	398		391,306
Second Lien Initial Term Loan, 2 Month LIBOR + 7.500%
8.953%(c)	02/03/25	125		121,615

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Food & Staples Retailing (continued)
GOBP Holdings, Inc.,
Third Incremental Term Loan, 3 Month LIBOR + 3.500%
5.193%(c)	10/21/21	72	$72,504
KFC Holding Co.,
Term B Loan, 1 Month LIBOR + 2.000%
3.491%(c)	06/16/23	247	248,067
Smart & Final Stores LLC,
Term Loan (First Lien), 3 Month LIBOR + 3.500%
5.193%(c)	11/15/22	125	122,109

			1,719,224

Food Products — 0.0%
Pinnacle Foods Finance LLC,
Initial Term Loan, 1 Month LIBOR + 2.000%
3.372%(c)	02/02/24	198	199,064
Post Holdings, Inc.,
Series A Incremental Term Loan, 1 Month LIBOR + 2.250%
3.820%(c)	05/24/24	299	299,288
Shearer’s Foods LLC,
Second Lien Term Loan, 3 Month LIBOR + 6.750%^
8.443%(c)	06/30/22	90	83,700
U.S. Foods, Inc.,
Second Incremental Term Loan, 1 Month LIBOR + 2.500%
4.069%(c)	06/27/23	246	247,358

			829,410

Food Service — 0.0%
Aramark Services, Inc.,
US Term B-1 Loan, 1 Month LIBOR + 2.000%
3.569%(c)	03/07/25	250	251,146

Foods — 0.0%
Chobani LLC,
Term Loan B, 1 Month LIBOR + 3.500%
5.069%(c)	10/09/23	178	179,763
CSM Bakery Solutions LLC,
First Lien Term Loan, 3 Month LIBOR + 4.000%
5.340%(c)	07/03/20	81	79,836

			259,599

Health Care Providers & Services — 0.1%
American Renal Holdings, Inc.,
New Term Loan B, 1 Month LIBOR + 3.250%^
4.819%(c)	06/14/24	124	123,131
CHS/Community Health Systems, Inc.,
Incremental 2019 Term G Loan, 3 Month LIBOR + 2.750%
4.229%(c)	12/31/19	174	165,807
HCA, Inc.,
Tranche B-9 Term Loan, 1 Month LIBOR + 2.000%
3.569%(c)	03/17/23	248	248,936
Kindred Healthcare, Inc.,
2016 Incremental Term Loan, 3 Month LIBOR + 3.500%
4.875%(c)	04/09/21	152	153,027
Life Time Fitness, Inc.,
New 2017 Refinancing Term Loan, 3 Month LIBOR + 2.750%
4.229%(c)	06/10/22	297	298,170
NVA Holdings, Inc.,
Term B-2 Loan (First Lien), 3 Month LIBOR + 3.500%
5.193%(c)	08/14/21	15	15,056

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Health Care Providers & Services (continued)
Ortho-Clinical Diagnostics Holdings Luxembourg S.Ã R.L.,
Initial Term Loan, 3 Month LIBOR + 3.750%
5.443%(c)	06/30/21	329	$329,954
Press Ganey Holdings, Inc.,
Initial Loan (Second Lien), 1 Month LIBOR + 6.500%^
8.069%(c)	10/21/24	40	40,803
Replacement Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	10/23/23	178	178,868
U.S. Renal Care, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.250%
5.943%(c)	12/30/22	141	138,640
Second Lien Term Loan, 3 Month LIBOR + 8.000%^
9.693%(c)	12/29/23	250	245,000
Vizient, Inc.,
Term B-3 Loan, 1 Month LIBOR + 3.500%
5.069%(c)	02/13/23	308	308,784
Weight Watchers International, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.750%
6.230%(c)	11/29/24	215	215,739
Wink Holdco, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.000%^
4.490%(c)	11/01/24	125	125,938

			2,587,853

Hotels, Restaurants & Leisure — 0.1%
1011778 B.C. Unlimited Liability Co.,
Term B-3 Loan, 1 - 3 Month LIBOR + 2.250%
3.881%(c)	02/16/24	495	494,900
Aristocrat Technologies, Inc.,
Term B-2 Loan, 3 Month LIBOR + 2.000%
3.363%(c)	10/20/21	143	143,395
Caesars Resort Collection LLC,
Term B Loan, 3 Month LIBOR + 2.750%
4.336%(c)	10/02/24	1,125	1,129,500
CCM Merger, Inc.,
Term Loan, 1 Month LIBOR + 2.750%
4.100%(c)	08/06/21	42	42,093
Cyan Blue Holdco 3 Ltd.,
2017 B2 Term Loan, 3 Month LIBOR + 3.500%
5.193%(c)	08/25/24	65	65,039
Eldorado Resorts, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.250%
3.750%(c)	04/17/24	195	194,649
ESH Hospitality, Inc.,
Refinancing Term Loan, 1 Month LIBOR + 2.250%
3.819%(c)	08/30/23	242	242,478
Golden Entertainment, Inc.,
First Lien Term B Loan, 1 Month LIBOR + 3.000%^
4.510%(c)	10/20/24	135	135,000
Kingpin Intermediate Holdings LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 4.250%^
5.730%(c)	06/29/24	100	100,371
MGM Resorts International,
Term A Loan, 1 Month LIBOR + 2.250%
3.819%(c)	04/25/21	276	275,672
Mohegan Tribal Gaming Authority,
Term B Loan, 1 Month LIBOR + 4.000% - PRIME + 3.000%
6.535%(c)	10/13/23	49	49,497

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Hotels, Restaurants & Leisure (continued)
Playa Resorts Holding BV,
Initial Term Loan, 3 Month LIBOR + 3.125%
4.495%(c)	04/29/24	124	$124,880
Scientific Games International, Inc.,
Term B-4 Loan, 1 - 2 Month LIBOR + 3.250%
4.746%(c)	08/14/24	249	251,362
Wynn America LLC,
Non-Extended Term Loan, 1 Month LIBOR + 1.750%
3.320%(c)	12/31/21	65	64,878

			3,313,714

Household Products/Wares — 0.0%
Prestige Brands, Inc.,
Term B-4 Loan, 1 Month LIBOR + 2.750%
4.319%(c)	01/26/24	137	137,246
Independent Power & Renewable Electricity Producers — 0.0%
Calpine Construction Finance Company L P,
Term B Loan, 1 Month LIBOR + 2.500%
4.069%(c)	01/15/25	125	124,883
Calpine Corp.,
Term Loan (2017), 1 Month LIBOR + 1.750%
3.320%(c)	12/31/19	124	123,996
Exgen Renewables IV LLC,
Term Loan, 3 Month LIBOR + 3.000%^
4.468%(c)	11/28/24	125	126,250
Terra-Gen Finance Co. LLC,
Term Loan, 1 Month LIBOR + 4.250%
5.820%(c)	12/09/21	231	210,287

			585,416

Insurance — 0.1%
Acrisure LLC,
First Lien Term Loan B-2, 2 Month LIBOR + 4.250%
5.647%(c)	11/22/23	208	210,302
AmWINS Group, Inc.,
First Lien Term Loan, 1 Month LIBOR + 2.750%
4.250%(c)	01/25/24	124	124,117
Second Lien Term Loan, 1 Month LIBOR + 6.750%
8.319%(c)	01/25/25	20	20,125
Asurion LLC,
Amendment 14 Replacement B-4 Term Loan, 1 Month LIBOR + 2.750%
4.319%(c)	08/04/22	619	621,712
Replacement B-5 Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	11/03/23	175	175,803
Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.000%
7.569%(c)	08/04/25	150	154,062
HUB International Ltd.,
Initial Term Loan, 3 Month LIBOR + 3.000%
4.413%(c)	10/02/20	489	490,611
USI, Inc.,
Term Loan B, 3 Month LIBOR + 3.000%
4.693%(c)	05/16/24	249	248,939

			2,045,671

Internet Software & Services — 0.0%
Blucora, Inc.,
Refinancing Term Loan, 3 Month LIBOR + 3.000%
4.693%(c)	05/22/24	115	115,359

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Internet Software & Services (continued)
EIG Investors Corp.,
Refinancing Term Loan, 3 Month LIBOR + 4.000%
5.462%(c)	02/09/23	118	$118,944
Inmar, Inc.,
Initial Term Loan (First Lien), 2 Month LIBOR + 3.500%
4.917%(c)	05/01/24	35	34,794
Merrill Communications LLC,
Initial Term Loan, 3 Month LIBOR + 5.250%^
6.630%(c)	06/01/22	203	204,381
Peak 10 Holding Corp.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.500%
5.193%(c)	08/01/24	60	59,925
Rackspace Hosting, Inc.,
2017 Term B Loan, 3 Month LIBOR + 3.000%
4.385%(c)	11/03/23	388	387,575

			920,978

Investment Companies — 0.0%
RPI Finance Trust,
Term B-6 Term Loan, 3 Month LIBOR + 2.000%
3.693%(c)	03/27/23	369	370,361

IT Services — 0.1%
Conduent Business Services LLC,
Delayed Draw Term A Loan, 1 Month LIBOR + 2.250%^
3.819%(c)	12/07/21	50	50,000
Term B Loan, 1 Month LIBOR + 3.000%
4.569%(c)	12/07/23	198	198,990
CSRA,
Term Loan
— %(p)	11/30/23	125	125,365
First Data Corp.,
2022D New Dollar Term Loan, 1 Month LIBOR + 2.250%
3.802%(c)	07/08/22	479	479,181
Global Payments, Inc.,
Term B-2 Loan, 1 Month LIBOR + 2.000%^
3.569%(c)	04/21/23	180	181,205
Go Daddy Operating Company LLC,
Tranche B-1 Term Loan, 1 Month LIBOR + 2.250%
3.819%(c)	02/15/24	248	249,103
NeuStar, Inc.,
First Lien Term Loan B1, 3 Month LIBOR + 3.250%
4.647%(c)	01/08/20	63	63,559
First Lien Term Loan B2, 3 Month LIBOR + 3.750%
5.147%(c)	08/08/24	175	176,163
Second Lien Initial Term Loan, 3 Month LIBOR + 8.000%
9.397%(c)	08/08/25	50	50,521
Optiv, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.250%
4.625%(c)	02/01/24	154	143,978
Vantiv, Inc.,
Term B4, 1 Month LIBOR + 2.000%
3.477%(c)	08/09/24	98	97,942
Term Loan
— %(p)	08/07/24	27	27,487

			1,843,494

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Leisure Products — 0.0%
Hayward Industries, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.500%
5.069%(c)	08/05/24	70	$69,956
Hercules Achievement, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.500%
5.069%(c)	12/09/24	150	150,600

			220,556

Leisure Time — 0.0%
Alpha Topco Ltd. - Delta 2 (Lux) Sarl,
New Facility B3 (USD), 1 Month LIBOR + 3.000%
4.569%(c)	02/01/24	375	376,719
Equinox Holdings, Inc.,
Initial Loan (Second Lien), 1 Month LIBOR + 7.000%
8.569%(c)	09/06/24	50	51,458
Term B-1 Loan, 1 Month LIBOR + 3.000%
4.569%(c)	03/08/24	184	184,811
Intrawest Resorts Holdings, Inc.,
Initial Bluebird Term Loan, 1 Month LIBOR + 3.250%
4.819%(c)	07/31/24	115	115,671

			728,659

Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.250%
4.819%(c)	08/30/24	45	44,214

Lodging — 0.0%
Boyd Gaming Corp.,
Refinancing Term B Loan, 1 Month LIBOR + 2.500%
3.975%(c)	09/15/23	204	204,579

Machinery — 0.0%
Gardner Denver Holdings, Inc.,
Tranche B-1 Dollar Term Loan, 1 Month LIBOR + 2.750%
4.443%(c)	07/30/24	40	39,992
Gates Global LLC,
Initial B-2 Dollar Term Loan, 3 Month LIBOR + 3.000%
4.693%(c)	04/01/24	142	142,410
SIG Combibloc US Acquisition, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	03/11/22	324	324,910

			507,312

Machinery-Construction & Mining — 0.0%
North American Lifting Holdings, Inc.,
Second Lien Initial Loan, 3 Month LIBOR + 9.000%
10.693%(c)	11/26/21	500	417,500

Media — 0.1%
Acosta, Inc.,
Tranche B-1 Loan, 1 Month LIBOR + 3.250%
4.819%(c)	09/26/21	91	79,522
Altice Financing SA (Luxembourg),
March 2017 Term Loan, 3 Month LIBOR + 2.750%^
4.109%(c)	07/15/25	124	121,266
October 2017 USD Term Loan, 3 Month LIBOR + 2.750%
4.112%(c)	01/31/26	125	122,109
Altice US Finance I Corp.,
March 2017 Term Loan, 1 Month LIBOR + 2.250%
3.819%(c)	07/28/25	278	276,722

Interest Rate	Maturity Date	Principal Amount (000)#		Value
BANK LOANS (continued)
Media (continued)
AMC Entertainment Holdings, Inc.,
2016 Incremental Term Loan, 1 Month LIBOR + 2.250%
3.727%(c)	12/15/23	79		$79,399
Initial Term Loan, 1 Month LIBOR + 2.250%
3.727%(c)	12/15/22	123		122,837
Authentic Brands Group LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 3.500%
5.193%(c)	09/27/24	40		40,037
Cable One, Inc.,
Incremental Term B-1 Loan, 3 Month LIBOR + 2.250%^
3.950%(c)	05/01/24	65		64,756
CBS Radio, Inc.,
Term Loan B-1, 3 Month LIBOR + 2.750%
4.172%(c)	11/18/24	250		250,469
Cengage Learning, Inc.,
Term B Loan, 1 Month LIBOR + 4.250%
5.710%(c)	06/07/23	489		465,216
Charter Communications Operating LLC,
Term Loan B, 1 Month LIBOR + 2.000%
3.570%(c)	04/30/25	500		500,235
CSC Holdings LLC,
2017 Refinancing Term Loan, 1 Month LIBOR + 2.250%
3.741%(c)	07/17/25	233		231,728
Getty Images, Inc.,
Term Loan
— %(p)	10/18/19	—	(r)	126
MCC Iowa LLC,
Tranche M Term Loan, 1 Month LIBOR + 2.000%
3.490%(c)	01/15/25	30		29,962
McGraw-Hill Global Education Holdings LLC,
First Lien Term B Loan, 1 Month LIBOR + 4.000%
5.569%(c)	05/04/22	269		267,872
Outfront Media Capital LLC,
Term Loan, 1 Month LIBOR + 2.000%
3.552%(c)	03/16/24	95		95,178
Raycom TV Broadcasting LLC,
Tranche B Term Loan, 1 Month LIBOR + 2.750%
4.319%(c)	08/16/24	80		80,399
Red Ventures LLC,
First Lien Term Loan, 1 Month LIBOR + 4.000%
5.569%(c)	11/08/24	125		124,563
Sinclair Broadcast,
Term Loan
— %(p)	12/01/24	125		124,883
Springer Science & Business Media GMBH (Germany),
Initial Term B13 Loan, 3 Month LIBOR + 3.500%
4.979%(c)	08/14/20	20		20,000
Virgin Media Bristol LLC,
K Facility, 1 Month LIBOR + 2.500%
3.977%(c)	01/15/26	190		189,932
WideOpenWest Finance LLC,
Refinancing Term B Loan, 1 Month LIBOR + 3.250%
4.751%(c)	08/18/23	125		123,090

				3,410,301

Metals & Mining — 0.0%
Zekelman Industries, Inc.,
Term Loan, 3 Month LIBOR + 2.750%
4.073%(c)	06/14/21	246		247,061

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Multi-Utilities — 0.0%
Alliant Holdings Intermediate LLC,
Initial Term Loan, 1 Month LIBOR + 3.250%
4.802%(c)	08/12/22	489	$490,813

Oil & Gas — 0.0%
Gavilan Resources LLC,
Initial Term Loan (Second Lien), 1 Month LIBOR + 6.000%
7.460%(c)	03/01/24	225	222,469
Medallion Midland Acquisition LLC,
Initial Term Loan, 1 Month LIBOR + 3.250%
4.819%(c)	10/30/24	95	94,941

			317,410

Oil & Gas Equipment & Services — 0.0%
FTS International, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.750%
6.319%(c)	04/16/21	175	170,734

Oil & Gas Services — 0.0%
Expro Finservices Sarl,
Initial Term Loan, 3 Month LIBOR + 4.750%^
6.231%(c)	09/02/21	154	88,441

Oil, Gas & Consumable Fuels — 0.1%
Alon USA Partners LP,
Tranche B Term Loan, 1 Month LIBOR + 8.000%^
9.569%(c)	11/26/18	290	290,798
BCP Raptor LLC,
Initial Term Loan, 3 Month LIBOR + 4.250%
5.729%(c)	06/24/24	99	99,728
BCP Renaissance Parent LLC,
Initial Term Loan, 3 Month LIBOR + 4.000%
5.380%(c)	10/31/24	125	126,458
California Resources Corp.,
Term Loan (08/16), 1 Month LIBOR + 10.375%^
11.876%(c)	12/31/22	200	218,999
Term Loan (11/17), 1 Month LIBOR + 4.750%
6.241%(c)	12/31/22	150	150,375
Chesapeake Energy Corp.,
Class A Loan, 3 Month LIBOR + 7.500%
8.954%(c)	08/23/21	125	132,813
Chief Exploration & Development LLC,
Term Loan (Second Lien), 3 Month LIBOR + 6.500%
7.959%(c)	05/16/21	125	123,281
Citgo Holding, Inc.,
Term Loan, 3 Month LIBOR + 8.500%
9.835%(c)	05/12/18	162	162,742
Citgo Petroleum Corp.,
Term B Loan, 3 Month LIBOR + 3.500%
4.835%(c)	07/29/21	248	244,684
Crestwood Holdings LLC,
Tranche B-1 Term Loan, 3 Month LIBOR + 8.000%
9.436%(c)	06/19/19	43	42,611
Foresight Energy LLC,
New Term Loan, 3 Month LIBOR + 5.750%
7.443%(c)	03/28/22	124	115,843
HFOTCO LLC,
Tranche B Term Loan, 3 Month LIBOR + 3.500%
5.190%(c)	08/19/21	45	45,160

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Oil, Gas & Consumable Fuels (continued)
Murray Energy Corp.,
Term B-2 Loan Non-PIK, 3 Month LIBOR + 7.250%
8.943%(c)	04/16/20	135	$118,607
Seadrill Operating LP,
Initial Term Loan, 3 Month LIBOR + 3.000%
4.693%(c)	02/21/21	167	132,114

			2,004,213

Packaging & Containers — 0.1%
Berry Global, Inc.,
Term O Loan, 3 Month LIBOR + 2.000%
3.406%(c)	02/08/20	311	311,796
Term P Loan, 3 Month LIBOR + 2.000%
3.406%(c)	01/06/21	453	454,377
Caraustar Industries, Inc.,
Refinancing Term Loan, 3 Month LIBOR + 5.500%
7.193%(c)	03/14/22	248	248,311
Plastipak Holdings, Inc.,
Tranche B Term Loan, 3 Month LIBOR + 2.750%
4.450%(c)	10/14/24	30	30,087
Reynolds Group Holdings, Inc.,
Incremental US Term Loan, 1 Month LIBOR + 2.750%
4.319%(c)	02/06/23	528	530,634
Tricorbraun Holdings, Inc.,
First Lien Closing Date Term Loan, 3 Month LIBOR + 3.750%
5.443%(c)	11/30/23	113	112,219
First Lien Delayed Draw Term Loan, 3 Month LIBOR + 3.750%
5.392%(c)	11/30/23	11	11,307
Trident TPI Holdings, Inc.,
Tranche B-1 Term Loan, 2 Month LIBOR + 3.250%
4.673%(c)	10/17/24	125	125,547

			1,824,278

Personal Products — 0.0%
HLF Financing Sarl,
Senior Lien Term Loan, 1 Month LIBOR + 5.500%
7.069%(c)	02/15/23	241	239,932

Pharmaceuticals — 0.0%
Innoviva, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.500%^
5.936%(c)	08/18/22	78	78,390
Lannett Company, Inc.,
Initial Tranche A Term Loan, 1 Month LIBOR + 4.750%^
6.319%(c)	11/25/20	10	9,814
Initial Tranche B Term Loan, 1 Month LIBOR + 5.375%^
6.944%(c)	11/25/22	173	171,740
Parexel International Corp.,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	09/27/24	125	125,207
Valeant Pharmaceuticals International, Inc.,
Series F-4 Tranche B Term Loan, 1 Month LIBOR + 3.500%
4.940%(c)	04/01/22	530	537,863

			923,014

Pipelines — 0.0%
Limetree Bay Terminals LLC,
New Advance, 1 Month LIBOR + 4.000%^
5.501%(c)	02/15/24	194	191,602

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
BANK LOANS (continued)
Pipelines (continued)
Summit Midstream Partners Holdings LLC,
Term Loan, 1 Month LIBOR + 6.000%
7.569%(c)	05/13/22	—	(r)	$317

				191,919

Professional Services — 0.0%
Cast & Crew Payroll LLC,
Term Loan, 3 Month LIBOR + 3.000%
4.700%(c)	09/27/24	75		75,374

Real Estate Investment Trusts (REITs) — 0.0%
Americold Realty Operating Partnership LP,
Initial Term Loan, 1 Month LIBOR + 3.750%^
5.319%(c)	12/01/22	143		143,896
Communications Sales & Leasing, Inc.,
Term Loan B, 1 Month LIBOR + 3.000%
4.569%(c)	10/24/22	105		101,191
Onex TSG Intermediate Corp.,
Initial Term Loan (First Lien), 1 Month LIBOR + 4.000%
5.569%(c)	07/29/22	41		40,293
RHP Hotel Properties LP,
Tranche B Term Loan, 3 Month LIBOR + 2.250%
3.670%(c)	05/11/24	100		99,998
VICI Properties 1 LLC,
Term B Loan, 1 Month LIBOR + 2.250%
3.785%(c)	12/13/24	325		325,068

				710,446

Real Estate Management & Development — 0.0%
CityCenter Holdings LLC,
Term B Loan, 1 Month LIBOR + 2.500%
4.069%(c)	04/18/24	249		249,760
WASH Multifamily Acquisition, Inc.,
First Lien Initial US Term Loan, 1 Month LIBOR + 3.250%
4.819%(c)	05/16/22	406		405,545
Second Lien Initial US Term Loan, 1 Month LIBOR + 7.000%
8.569%(c)	05/12/23	35		35,000

				690,305

Retail — 0.0%
Burlington Coat Factory Warehouse Corp.,
Term B-5 Loan, 1 Month LIBOR + 2.500%^
4.000%(c)	11/08/24	125		124,064
CEC Entertainment, Inc.,
First Lien Term B Loan, 1 Month LIBOR + 3.250%
4.819%(c)	02/15/21	198		185,613
Golden Nugget, Inc.,
B Term Loan, 2 Month LIBOR + 3.250%
4.656%(c)	10/04/23	343		345,529
JC Penney Corp., Inc.,
Initial Loan, 3 Month LIBOR + 4.250%
5.729%(c)	06/23/23	160		149,508

				804,714

Semiconductors & Semiconductor Equipment — 0.0%
Bright Bidco BV,
First Lien Term B Loan, 1 - 3 Month LIBOR + 4.500%
6.131%(c)	07/01/24	1		503

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Semiconductors & Semiconductor Equipment (continued)
Cavium, Inc.,
Term B-1 Loan, 1 Month LIBOR + 2.250%^
3.819%(c)	08/16/22	117	$117,927

			118,430

Software — 0.1%
Applied Systems, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.250%
4.943%(c)	09/19/24	125	125,882
Aptean, Inc.,
Second Lien Initial Term Loan, 3 Month LIBOR + 9.500%
11.200%(c)	12/20/23	45	45,225
Term Loan B, 3 Month LIBOR + 4.250%
5.950%(c)	12/20/22	124	124,683
Autodata, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.250%^
4.824%(c)	12/12/24	70	70,000
Avast Software BV,
Refinanced Dollar Term Loan, 1 Month LIBOR + 2.750%
4.443%(c)	09/30/23	116	116,723
Cvent, Inc.,
First Lien Term Loan, 1 Month LIBOR + 3.750%^
5.319%(c)	11/30/24	125	125,625
Dealogic,
Term Loan
— %(p)	12/15/24	125	124,375
Digicert Holdings, Inc.,
First Lien Term Loan, 3 Month LIBOR + 4.750%
6.130%(c)	10/31/24	175	177,144
Epicor Software Corp.,
Term B Loan, 1 Month LIBOR + 3.750%
5.320%(c)	06/01/22	363	363,529
Information Resources, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.250%
5.617%(c)	01/18/24	203	204,162
Initial Term Loan (Second Lien), 3 Month LIBOR + 8.250%
9.617%(c)	01/20/25	50	50,000
Ivanti Software, Inc.,
First Lien Term Loan, 1 Month LIBOR + 4.250%
5.820%(c)	01/22/24	149	142,104
Second Lien Term Loan, 1 Month LIBOR + 9.000%
10.570%(c)	01/20/25	75	71,578
McAfee LLC,
First Lien Closing Date USD Term Loan, 1 Month LIBOR + 4.500%
6.069%(c)	09/30/24	279	278,253
Miami Escrow Borrower LLC,
Tranche B-3 Term Loan, 1 Month LIBOR + 2.750%
4.319%(c)	06/21/24	45	45,085
Misys Ltd.,
Term Loan
— %(p)	06/13/24	250	250,604
Mitchell International, Inc.,
First Lien Delayed Draw Term Loan
— %(p)	11/29/24	6	5,594
First Lien Initial Term Loan, 3 Month LIBOR + 3.250%
4.943%(c)	11/29/24	69	69,368
Quest Software US Holdings, Inc.,
First Lien Refinancing Term Loan, 3 Month LIBOR + 5.500%
6.919%(c)	10/31/22	143	145,122

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Software (continued)
Renaissance Learning, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%
5.443%(c)	04/09/21	130	$130,340
Second Lien Initial Term Loan, 3 Month LIBOR + 7.000%
8.693%(c)	04/11/22	50	50,292
SCS Holdings I, Inc.,
New Tranche B Term Loan (First Lien), 1 Month LIBOR + 4.250%
5.819%(c)	10/30/22	98	97,925
Seattle Escrow Borrower LLC,
Term Loan, 1 Month LIBOR + 2.750%
4.319%(c)	06/21/24	300	300,565
SolarWinds Holdings, Inc.,
2017 Refinancing Term Loan, 1 Month LIBOR + 3.500%
5.069%(c)	02/03/23	296	296,291
Solera LLC,
Dollar Term Loan, 1 Month LIBOR + 3.250%
4.818%(c)	03/03/23	359	361,482
Sophia LP,
Term B Loan, 3 Month LIBOR + 3.250%
4.943%(c)	09/30/22	239	238,726
TIBCO Software, Inc.,
Term B-1 Loan, 1 Month LIBOR + 3.500%
5.070%(c)	12/04/20	89	89,327

			4,100,004

Specialty Retail — 0.0%
Academy Ltd.,
Initial Term Loan, 1 - 3 Month LIBOR + 4.000%^
5.550%(c)	07/01/22	121	94,605
ASHCO LLC,
Initial Term Loan, 1 Month LIBOR + 5.000%
6.569%(c)	09/25/24	449	446,210
David’s Bridal, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.000%
5.700%(c)	10/11/19	124	107,281
Party City Holdings, Inc.,
2016 Replacement Term Loan, 3 Month LIBOR + 3.000%
4.593%(c)	08/19/22	334	335,410
PetSmart, Inc.,
Tranche B-2 Loan, 1 Month LIBOR + 3.000%
4.570%(c)	03/11/22	160	128,318
Sports Authority, Inc. (The),
Term B Loan, 3 Month LIBOR + 6.000%^(d)
7.500%(c)	11/16/99	291	2,910

			1,114,734

Technology Hardware, Storage & Peripherals — 0.0%
Compuware Corp.,
Loan (Second Lien), 3 Month LIBOR + 8.250%
9.630%(c)	12/15/22	45	45,164
Tranche B-3 Term Loan, 3 Month LIBOR + 4.250%
5.630%(c)	12/15/21	298	301,250
Dell International LLC,
Refinancing Term B Loan, 1 Month LIBOR +2.000%
3.570%(c)	09/07/23	409	415,390
TTM Technologies, Inc.,
Term B Loan, 1 Month LIBOR + 2.500%
4.069%(c)	09/30/24	50	49,937

			811,741

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Technology Services — 0.0%
ION Trading Finance Ltd. (Luxembourg),
Initial Dollar Term Loan, 1 Month LIBOR + 2.750%^
4.319%(c)	11/15/24	125	$125,000
Tempo Acquisition, LLC,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	05/01/24	299	297,381

			422,381

Telecommunications — 0.1%
Frontier Communications Corp.,
Initial Term Loan, 1 Month LIBOR + 2.750%
4.320%(c)	03/31/21	240	230,866
Term B-1 Loan, 1 Month LIBOR + 3.750%
5.320%(c)	06/17/24	155	148,814
GTT Communications, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 3.250%
4.875%(c)	01/09/24	69	69,647
Intelsat (Luxembourg),
Term Loan
— %(p)	01/14/24	125	126,291
— %(p)	01/14/24	100	101,175
Intelsat Jackson Holdings SA (Luxembourg),
Tranche B-2 Term Loan, 3 Month LIBOR + 2.750%
4.212%(c)	06/30/19	624	610,487
Onvoy LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 4.500%^
6.193%(c)	02/10/24	189	160,289
Polycom, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 5.250%
6.754%(c)	09/27/23	78	78,476
RCN Telecom Services, Inc.,
Term Loan
— %(p)	02/01/24	249	247,294
Sprint Communications, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.500%
4.125%(c)	02/02/24	222	221,664
West Corp.,
Term Loan
— %(p)	10/10/24	17	17,296
Xplornet Communications, Inc.,
Term B Loan, 3 Month LIBOR + 4.750%
6.443%(c)	09/09/21	99	99,428

			2,111,727

Textiles, Apparel & Luxury Goods — 0.0%
G-III Apparel Group, Ltd.,
First Lien Senior Secured Initial Term Loan, 2 Month LIBOR + 5.250%
6.685%(c)	12/01/22	125	125,938
VF Holding Corp.,
Term B-1 Loan, 1 Month LIBOR + 3.250%
4.819%(c)	06/30/23	198	198,734

.			324,672

Trading Companies & Distributors — 0.0%
GYP Holdings III Corp.,
2017 Incremental First Lien Term Loan, 3 Month LIBOR + 3.000%
4.380%(c)	04/01/23	317	318,309

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Trading Companies & Distributors (continued)
HD Supply Waterworks, Ltd.,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.455%(c)	08/01/24	45	$45,225
Spin Holdco, Inc.,
Term B-1 Loan, 2 Month LIBOR + 3.750%
5.147%(c)	11/14/22	316	317,889
Univar USA, Inc.,
Term B-3 Loan, 1 Month LIBOR + 2.500%
4.069%(c)	07/01/24	130	130,100

			811,523

Transportation — 0.0%
Artic LNG Carries Ltd.,
Term Loan, 1 Month LIBOR + 4.500%^
6.069%(c)	05/18/23	124	125,152
Navios Maritime Partners LP,
Initial Term Loan, 3 Month LIBOR + 5.000%
6.540%(c)	09/14/20	120	120,012
UOS LLC,
Initial Term Loan, 1 Month LIBOR + 5.500%
7.069%(c)	04/18/23	85	86,292

			331,456

Wireless Telecommunication Services — 0.0%
Coral US Co-Borrower LLC,
Additional Term B-3 Loan, 1 Month LIBOR + 3.500%
5.069%(c)	01/31/25	250	250,078

TOTAL BANK LOANS (cost $49,825,142)			49,515,002

COMMERCIAL MORTGAGE-BACKED
SECURITIES — 0.9%
BBCMS Trust,
Series 2015-STP, Class A, 144A
3.323%	09/10/28	2,994	3,043,231
CGBAM Commercial Mortgage Trust,
Series 2015-SMRT, Class A, 144A
2.808%	04/10/28	722	727,370
Series 2015-SMRT, Class D, 144A
3.768%	04/10/28	720	726,708
Citigroup Commercial Mortgage Trust,
Series 2015-GC33, Class XA, IO
0.961%(cc)	09/10/58	7,293	421,133
Series 2016-P6, Class XA, IO
0.831%(cc)	12/10/49	6,961	328,729
Commercial Mortgage Trust,
Series 2012-CR3, Class A3
2.822%	10/15/45	703	704,194
Series 2012-LC4, Class A4
3.288%	12/10/44	1,210	1,231,907
Series 2013-CR6, Class A4
3.101%	03/10/46	1,590	1,611,747
Series 2014-CR15, Class A2
2.928%	02/10/47	869	874,762
Series 2014-CR19, Class XA, IO
1.224%(cc)	08/10/47	1,488	74,714
Series 2014-LC17, Class XA, IO
0.950%(cc)	10/10/47	7,101	253,197
Series 2014-UBS3, Class A2

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED
SECURITIES (continued)
2.844%	06/10/47	960	$967,379
Series 2014-UBS4, Class XA, IO
1.220%(cc)	08/10/47	9,219	485,110
Series 2014-UBS6, Class XA, IO
1.019%(cc)	12/10/47	5,148	243,058
Series 2015-DC1, Class XA, IO
1.161%(cc)	02/10/48	12,702	692,229
CSMC Trust,
Series 2015-TOWN, Class A, 1 Month LIBOR + 1.250%, 144A
2.727%(c)	03/15/28	3,042	3,041,996
Series 2015-TOWN, Class B, 1 Month LIBOR + 1.900%, 144A
3.377%(c)	03/15/28	274	274,000
Series 2015-TOWN, Class C, 1 Month LIBOR + 2.250%, 144A
3.727%(c)	03/15/28	267	267,000
Series 2015-TOWN, Class D, 1 Month LIBOR + 3.200%, 144A
4.677%(c)	03/15/28	404	404,251
Fannie Mae Grantor Trust,
Series 2017-T1, Class A
2.898%	06/25/27	3,499	3,476,040
FHLMC Multifamily Structured Pass-Through Certificates,
Series K063, Class A1
3.045%	08/25/26	1,156	1,181,634
Series K068, Class A1
2.952%	02/25/27	996	1,010,194
Series K069, Class A1
2.892%	06/25/27	1,299	1,314,839
Series K071, Class A1
3.066%	11/25/50	800	816,942
Series K727, Class A1
2.632%	10/25/23	2,960	2,975,477
Series K727, Class A2
2.946%	07/25/24	1,221	1,242,939
Series K728, Class A2
3.064%(cc)	08/25/24	1,300	1,331,769
Series KP04, Class AG1, 1 Month LIBOR + 0.220%
1.567%(c)	07/25/20	700	700,000
Series KP04, Class AG2, 1 Month LIBOR + 0.200%
1.547%(c)	10/25/19	1,300	1,301,648
GE Commercial Mortgage Corp. Trust,
Series 2007-C1, Class A1A
5.483%(cc)	12/10/49	86	86,437
GS Mortgage Securities Trust,
Series 2012-GC6, Class A3
3.482%	01/10/45	989	1,017,621
Series 2013-GC12, Class XA, IO
1.525%(cc)	06/10/46	2,641	150,451
Series 2015-GC34, Class XA, IO
1.357%(cc)	10/10/48	4,140	322,991
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class XA, IO
1.139%(cc)	04/15/47	1,873	50,403
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C10, Class A5
3.143%	12/15/47	740	754,072

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED
SECURITIES (continued)
Series 2016-WPT, Class A, 1 Month LIBOR + 1.450%, 144A
2.927%(c)	10/15/33	1,037	$1,039,594
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C7, Class A4
2.918%	02/15/46	1,958	1,974,523
Series 2013-C11, Class A4
4.169%(cc)	08/15/46	464	494,623
Series 2014-C17, Class ASB
3.477%	08/15/47	660	679,043
Series 2015-C25, Class XA, IO
1.135%(cc)	10/15/48	4,738	306,876
Morgan Stanley Capital I Trust,
Series 2011-C2, Class A4, 144A
4.661%	06/15/44	720	762,627
MSCG Trust,
Series 2016-SNR, Class A, 144A
3.348%(cc)	11/15/34	1,616	1,606,609
SCG Trust,
Series 2013-SRP1, Class A, 1 Month LIBOR + 1.650%, 144A
3.127%(c)	11/15/26	1,173	1,172,276
UBS Commercial Mortgage Trust,
Series 2017-C7, Class XA, IO
1.080%(cc)	12/15/50	4,300	335,511
Wells Fargo Commercial Mortgage Trust,
Series 2015-C31, Class XA, IO
1.095%(cc)	11/15/48	4,422	280,009
WFRBS Commercial Mortgage Trust,
Series 2012-C9, Class A3
2.870%	11/15/45	1,121	1,128,492
Series 2013-C11, Class A5
3.071%	03/15/45	1,737	1,762,301
Series 2013-C12, Class A4
3.198%	03/15/48	1,254	1,279,407
Series 2014-C24, Class XA, IO
0.952%(cc)	11/15/47	2,899	133,369

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $47,320,783)			47,061,432

CORPORATE BONDS — 10.8%
Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
2.850%	12/15/20	1,050	1,054,719
3.800%	10/07/24	963	1,001,811
4.750%	10/07/44	208	232,238
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
4.090%	09/15/52	485	507,701
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25	950	944,356
4.030%	10/15/47	1,520	1,588,558

			5,329,383

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Agriculture — 0.2%
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22	1,745	$1,756,450
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.750%	06/15/20	950	954,647
3.500%	06/15/22	710	726,322
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.050%	07/20/18	500	499,549
3.750%	07/21/22	1,215	1,255,583
4.250%	07/21/25	500	524,270
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
3.250%	06/12/20	303	307,876
4.000%	06/12/22	945	987,364
4.450%	06/12/25	191	203,653
5.700%	08/15/35	66	78,671
5.850%	08/15/45	1,000	1,248,770
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	02/01/25	100	103,500

			8,646,655

Airlines — 0.0%
American Airlines 2017-2 Class B Pass-Through Trust,
Pass-Through Certificates
3.700%	04/15/27	1,000	1,000,599
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20	1,000	1,005,803

			2,006,402

Apparel — 0.0%
Michael Kors USA, Inc.,
Gtd. Notes, 144A
4.000%	11/01/24	969	977,770

Auto Manufacturers — 0.4%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, GMTN
1.700%	09/09/21	1,148	1,118,126
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
2.700%	04/06/22	2,351	2,359,069
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.300%	02/12/21	1,010	1,001,435
2.850%	01/06/22	1,795	1,802,688
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43	906	918,803
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.597%	11/04/19	1,000	1,000,654
2.681%	01/09/20	1,136	1,138,741
3.339%	03/28/22	675	682,816
4.250%	09/20/22	1,200	1,258,309
5.875%	08/02/21	750	823,579

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35	90	$95,376
5.200%	04/01/45	203	214,498
6.750%	04/01/46	217	273,218
General Motors Financial Co., Inc.,
Gtd. Notes
2.400%	04/10/18	960	961,194
2.650%	04/13/20	970	970,205
3.150%	01/15/20	950	960,729
3.200%	07/13/20	900	912,215
4.000%	10/06/26	500	508,519
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
2.550%	02/06/19	709	707,753
Sr. Unsec’d. Notes, MTN, 144A
3.000%	10/30/20	1,060	1,058,293
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.600%	01/11/22	1,511	1,519,117
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes,144A
2.125%	05/23/19	1,730	1,722,931

			22,008,268

Banks — 2.7%
Australia & New Zealand Banking Group Ltd. (Australia),
Sr. Unsec’d. Notes, MTN
2.125%	08/19/20	749	743,110
Banco Nacional de Desenvolvimento Economico e Social (Brazil),
Sr. Unsec’d. Notes, 144A
4.000%	04/14/19	1,200	1,215,215
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
2.625%	04/19/21	3,475	3,492,728
3.500%	04/19/26	1,500	1,533,605
Sr. Unsec’d. Notes, MTN
4.125%	01/22/24	1,500	1,595,333
Sub. Notes
6.110%	01/29/37	1,468	1,876,772
7.750%	05/14/38	600	899,032
Sub. Notes, MTN
4.200%	08/26/24	1,178	1,240,517
4.250%	10/22/26	520	547,994
4.450%	03/03/26	620	661,791
Bank of Nova Scotia (The) (Canada),
Sub. Notes
4.500%	12/16/25	1,040	1,094,035
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan),
Sr. Unsec’d. Notes, 144A
2.300%	03/05/20	470	468,307
2.350%	09/08/19	720	720,072
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.750%	11/08/19	1,424	1,427,062
3.200%	08/10/21	687	690,695
3.250%	01/12/21	1,040	1,049,987
3.684%	01/10/23	2,100	2,131,033
Sub. Notes

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
4.836%	05/09/28	487	$506,889
BNP Paribas SA (France),
Gtd. Notes, MTN
2.450%	03/17/19	710	713,546
Canadian Imperial Bank of Commerce (Canada),
Sr. Unsec’d. Notes
2.550%	06/16/22	757	751,865
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.450%	04/24/19	950	952,217
Capital One NA,
Sr. Unsec’d. Notes
2.950%	07/23/21	1,070	1,076,373
Citibank NA,
Sr. Unsec’d. Notes
2.000%	03/20/19	900	898,263
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.350%	08/02/21	914	904,036
2.700%	03/30/21	1,780	1,785,407
2.700%	10/27/22	500	494,658
2.750%	04/25/22	750	748,482
4.650%	07/30/45	175	199,180
8.125%	07/15/39	667	1,066,485
Sub. Notes
4.400%	06/10/25	1,000	1,055,534
4.450%	09/29/27	500	529,351
4.600%	03/09/26	420	446,973
5.500%	09/13/25	1,857	2,091,989
Citizens Bank NA,
Sr. Unsec’d. Notes
2.250%	10/30/20	771	763,868
2.650%	05/26/22	500	495,427
Sr. Unsec’d. Notes, MTN
2.450%	12/04/19	950	950,640
2.500%	03/14/19	630	631,492
Citizens Financial Group, Inc.,
Sr. Unsec’d. Notes
2.375%	07/28/21	259	255,610
Sub. Notes
4.350%	08/01/25	965	1,003,741
Comerica, Inc.,
Sr. Unsec’d. Notes
2.125%	05/23/19	882	878,399
Commonwealth Bank of Australia (Australia),
Sr. Unsec’d. Notes, 144A
2.750%	03/10/22	1,350	1,353,879
Compass Bank,
Sr. Unsec’d. Notes
2.875%	06/29/22	998	987,565
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
4.625%	12/01/23	778	833,980
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes
3.000%	10/29/21	700	707,182
Sub. Notes
6.000%	02/15/18	870	873,943
Sub. Notes, MTN

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
5.400%	01/14/20	500	$527,776
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.574%	01/09/23	1,590	1,616,571
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.450%	04/16/21	1,074	1,099,079
3.800%	09/15/22	1,170	1,206,901
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.500%	02/13/19	1,130	1,129,540
2.700%	07/13/20	940	935,396
Sr. Unsec’d. Notes, GMTN
2.850%	05/10/19	910	913,031
Sub. Notes
4.875%	12/01/32	677	674,631
Discover Bank,
Sr. Unsec’d. Notes
2.000%	02/21/18	1,900	1,900,132
3.100%	06/04/20	480	485,697
3.200%	08/09/21	1,500	1,521,656
Fifth Third Bancorp,
Sub. Notes
4.500%	06/01/18	2,172	2,193,165
8.250%	03/01/38	1,730	2,641,729
First Horizon National Corp.,
Sr. Unsec’d. Notes
3.500%	12/15/20	1,321	1,348,980
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.625%	01/31/19	4,731	4,751,438
2.625%	04/25/21	920	919,361
2.876%	10/31/22	950	947,277
3.500%	11/16/26	1,100	1,106,439
3.750%	02/25/26	1,500	1,539,136
3.850%	01/26/27	540	554,395
4.017%	10/31/38	450	462,776
6.250%	02/01/41	691	931,190
Sr. Unsec’d. Notes, MTN
3.850%	07/08/24	1,500	1,555,900
4.800%	07/08/44	200	228,111
Sub. Notes
6.750%	10/01/37	20	26,773
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.950%	05/25/21	2,160	2,174,844
4.041%	03/13/28	1,054	1,098,415
6.100%	01/14/42	500	686,448
Sub. Notes
5.250%	03/14/44	400	469,052
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
2.300%	01/14/22	690	678,889
Huntington National Bank (The),
Sr. Unsec’d. Notes
2.200%	04/01/19	2,375	2,374,602
Intesa Sanpaolo SpA (Italy),
Sub. Notes, MTN, 144A
5.017%	06/26/24	600	614,354

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.200%	10/22/19		1,544	$1,542,541
2.350%	01/28/19		1,456	1,458,863
2.550%	03/01/21		1,600	1,600,846
3.540%	05/01/28	(a)	250	254,337
4.032%	07/24/48		300	312,866
4.625%	05/10/21		700	747,370
5.400%	01/06/42		751	943,081
5.600%	07/15/41		125	160,787
Sub. Notes
3.875%	09/10/24		723	754,178
4.125%	12/15/26		915	965,246
KeyBank NA,
Sr. Unsec’d. Notes
2.350%	03/08/19		630	631,155
2.500%	12/15/19		710	712,094
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.907%	11/07/23		952	943,842
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes
2.300%	01/30/19		1,500	1,504,082
2.500%	05/18/22		750	746,772
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.950%	03/01/21		1,260	1,271,499
2.998%	02/22/22		680	684,320
Mizuho Bank Ltd. (Japan),
Gtd. Notes, 144A
2.400%	03/26/20		675	673,817
2.450%	04/16/19		1,200	1,200,881
Morgan Stanley,
Sr. Unsec’d. Notes
2.650%	01/27/20		710	713,206
3.625%	01/20/27		100	102,345
4.375%	01/22/47		500	548,091
Sr. Unsec’d. Notes, GMTN
2.500%	04/21/21		850	848,577
3.875%	01/27/26		2,770	2,887,355
Sr. Unsec’d. Notes, MTN
2.500%	01/24/19		945	947,407
2.625%	11/17/21		680	676,901
4.300%	01/27/45		500	539,289
6.375%	07/24/42		612	850,893
Sub. Notes, MTN
4.875%	11/01/22		1,930	2,078,266
MUFG Americas Holdings Corp.,
Sr. Unsec’d. Notes
2.250%	02/10/20		480	477,393
Nordea Bank AB (Sweden),
Sr. Unsec’d. Notes, MTN,144A
2.375%	04/04/19		470	471,098
PNC Bank NA,
Sr. Unsec’d. Notes
1.450%	07/29/19		450	444,347
2.200%	01/28/19		1,418	1,418,431

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
Regions Bank,
Sub. Notes
6.450%	06/26/37	559	$714,418
7.500%	05/15/18	250	255,006
Regions Financial Corp.,
Sr. Unsec’d. Notes
2.750%	08/14/22	980	976,917
3.200%	02/08/21	633	644,052
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN
1.500%	07/29/19	910	899,597
2.350%	10/30/20	1,050	1,049,758
Royal Bank of Scotland Group PLC (United Kingdom),
Sub. Notes
5.125%	05/28/24	720	763,682
6.000%	12/19/23	2,443	2,690,773
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes, 144A
3.400%	01/18/23	1,400	1,394,545
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes
2.450%	01/10/19	1,865	1,869,194
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.934%	03/09/21	630	635,965
Synovus Financial Corp.,
Sr. Unsec’d. Notes
3.125%	11/01/22	1,748	1,733,491
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
1.800%	07/13/21	1,600	1,566,827
UBS AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.450%	12/01/20	1,000	996,986
Sr. Unsec’d. Notes, GMTN
2.375%	08/14/19	1,430	1,431,177
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A
3.491%	05/23/23	1,100	1,117,505
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, MTN, 144A
3.750%	04/12/22	980	997,146
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.100%	07/26/21	1,108	1,089,448
2.150%	01/15/19	1,500	1,502,408
Sr. Unsec’d. Notes, GMTN
2.600%	07/22/20	670	674,126
Sub. Notes
5.375%	11/02/43	767	913,338
Sub. Notes, GMTN
4.300%	07/22/27	710	756,012
4.900%	11/17/45	250	282,946
Sub. Notes, MTN
4.650%	11/04/44	800	872,395
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
1.650%	05/13/19	650	645,227
2.800%	01/11/22	677	681,789

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)

				$141,924,850

Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
2.650%	02/01/21		1,310	1,316,573
3.300%	02/01/23		1,310	1,340,514
3.650%	02/01/26		582	600,611
4.000%	01/17/43		160	161,386
4.700%	02/01/36		1,509	1,687,287
4.900%	02/01/46		2,259	2,618,157
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
2.200%	08/01/18		2,362	2,364,487

				10,089,015

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.125%	05/01/20		960	954,893
4.400%	05/01/45		200	217,608
4.663%	06/15/51		435	486,550
Baxalta, Inc.,
Gtd. Notes
5.250%	06/23/45		250	291,357

				1,950,408

Building Materials — 0.0%
Masco Corp.,
Sr. Unsec’d. Notes
3.500%	04/01/21		610	619,547

Chemicals — 0.2%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
1.700%	05/01/18		980	979,370
2.450%	05/01/20		1,355	1,355,093
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
8.550%	05/15/19		728	788,555
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA (Canada),
Sr. Sec’d. Notes, 144A
8.375%	12/01/22		85	85,850
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44		1,200	1,331,912
5.250%	07/15/43		200	232,605
LYB International Finance II BV,
Gtd. Notes
3.500%	03/02/27		500	502,531
Monsanto Co.,
Sr. Unsec’d. Notes
4.200%	07/15/34		976	1,017,320
4.400%	07/15/44		100	106,555
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.250%	11/15/22		1,000	991,252
4.250%	11/15/23	(a)	678	702,080
5.625%	11/15/43		700	754,225

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Chemicals (continued)
Potash Corp. of Saskatchewan, Inc. (Canada),
Sr. Unsec’d. Notes
4.000%	12/15/26	(a)	1,198	$1,246,357
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
4.500%	06/01/47		1,000	1,093,344
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	12/15/20		55	55,000

				11,242,049

Commercial Services — 0.1%
APX Group, Inc.,
Sr. Sec’d. Notes
7.875%	12/01/22		300	321,375
George Washington University (The),
Unsec’d. Notes
4.300%	09/15/44		635	695,895
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116		535	525,199
Moody’s Corp.,
Sr. Unsec’d. Notes
2.750%	12/15/21		354	354,444
4.500%	09/01/22		855	916,106
5.250%	07/15/44		850	1,026,763
Sr. Unsec’d. Notes, 144A
2.625%	01/15/23		1,350	1,339,219
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23		100	111,000
S&P Global, Inc.,
Gtd. Notes
3.300%	08/14/20		970	988,044

				6,278,045

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
3.200%	05/11/27		1,000	1,012,700
3.850%	05/04/43		436	452,986
4.375%	05/13/45		233	262,490
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
3.480%	06/01/19		72	72,902
4.420%	06/15/21		1,600	1,667,231
6.020%	06/15/26		1,150	1,268,011
8.350%	07/15/46	(a)	506	652,003
Harland Clarke Holdings Corp.,
Sr. Sec’d. Notes, 144A
8.375%	08/15/22		70	72,692
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
4.400%	10/15/22		1,160	1,219,051
6.200%	10/15/35		234	254,209
6.350%	10/15/45		113	119,630

				7,053,905

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Diversified Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands),
Gtd. Notes
3.500%	05/26/22	498	$505,401
5.000%	10/01/21	720	767,510
Air Lease Corp.,
Sr. Unsec’d. Notes
2.625%	07/01/22	800	789,211
3.375%	06/01/21	440	449,456
4.750%	03/01/20	500	523,215
Capital One Bank USA NA,
Sr. Unsec’d. Notes
2.300%	06/05/19	1,710	1,707,983
CME Group, Inc.,
Sr. Unsec’d. Notes
5.300%	09/15/43	376	482,728
Discover Financial Services,
Sr. Unsec’d. Notes
4.100%	02/09/27	500	512,166
5.200%	04/27/22	1,740	1,872,871
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35	1,500	1,623,385
Intercontinental Exchange, Inc.,
Gtd. Notes
2.750%	12/01/20	357	361,231
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.800%	11/21/46	400	425,158
Synchrony Financial,
Sr. Unsec’d. Notes
3.000%	08/15/19	526	529,658
3.750%	08/15/21	1,095	1,122,824
4.250%	08/15/24	500	518,428
USAA Capital Corp.,
Sr. Unsec’d. Notes, MTN, 144A
2.000%	06/01/21	641	628,797
Visa, Inc.,
Sr. Unsec’d. Notes
2.800%	12/14/22	780	791,428
Washington Prime Group LP,
Sr. Unsec’d. Notes
3.850%	04/01/20	710	711,934

			14,323,384

Electric — 0.8%
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
2.150%	11/13/20	1,000	995,341
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
2.400%	02/01/20	710	713,315
4.500%	02/01/45	546	610,390
5.150%	11/15/43	380	461,920
6.125%	04/01/36	658	879,432
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes
5.950%	12/15/36	350	436,121
Sr. Unsec’d. Notes, 144A
3.500%	04/01/28	1,800	1,801,965

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Electric (continued)
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.450%	03/15/44	200	$227,859
Consolidated Edison, Inc.,
Sr. Unsec’d. Notes
2.000%	03/15/20	680	676,293
Dominion Energy, Inc.,
Jr. Sub. Notes
2.579%	07/01/20	930	930,389
Jr. Sub. Notes, 3 Month LIBOR + 2.825%
4.520%(c)	06/30/66	1,000	979,999
Duke Energy Corp.,
Sr. Unsec’d. Notes
1.800%	09/01/21	821	798,548
3.750%	09/01/46	450	445,010
Duke Energy Florida LLC,
First Mortgage
3.400%	10/01/46	500	483,582
Duke Energy Indiana LLC,
First Mortgage
4.900%	07/15/43	742	892,840
Duke Energy Progress LLC,
First Mortgage
4.375%	03/30/44	100	113,641
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
3.616%	08/01/27	1,509	1,508,324
6.400%	09/15/20	3,228	3,529,951
Edison International,
Sr. Unsec’d. Notes
2.950%	03/15/23	495	495,770
Emera US Finance LP (Canada),
Gtd. Notes
2.150%	06/15/19	442	440,281
2.700%	06/15/21	436	434,939
4.750%	06/15/46	610	667,843
Eversource Energy,
Sr. Unsec’d. Notes
2.500%	03/15/21	609	605,140
2.900%	10/01/24	950	942,772
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22	1,950	1,987,245
Sr. Unsec’d. Notes
2.850%	06/15/20	442	446,122
3.950%	06/15/25	973	1,013,996
4.450%	04/15/46	802	871,552
5.100%	06/15/45	500	590,166
FirstEnergy Corp.,
Sr. Unsec’d. Notes
4.250%	03/15/23	1,500	1,566,686
4.850%	07/15/47	300	334,797
7.375%	11/15/31	200	269,740
Florida Power & Light Co.,
First Mortgage
3.700%	12/01/47	250	260,577
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
4.550%	03/15/46	100	114,055

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Electric (continued)
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes
3.450%	07/15/20	973	$982,729
Sr. Sec’d. Notes, 144A
3.700%	09/01/24	643	642,416
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	11/15/22	1,578	1,575,147
Oglethorpe Power Corp.,
First Mortgage
4.250%	04/01/46	600	600,552
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.750%	08/15/42	457	440,326
PG&E Corp.,
Sr. Unsec’d. Notes
2.400%	03/01/19	163	163,097
Public Service Co. of Colorado,
First Mortgage
3.800%	06/15/47	350	367,023
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.000%	11/15/21	920	898,145
Puget Energy, Inc.,
Sr. Sec’d. Notes
3.650%	05/15/25	1,000	1,025,172
5.625%	07/15/22	1,500	1,656,648
Southern Co. (The),
Sr. Unsec’d. Notes
2.350%	07/01/21	1,075	1,068,622
3.250%	07/01/26	1,000	980,723
4.250%	07/01/36	250	263,450
Southern Power Co.,
Sr. Unsec’d. Notes
2.375%	06/01/20	950	947,908
Tampa Electric Co.,
Sr. Unsec’d. Notes
4.200%	05/15/45	500	515,049
4.350%	05/15/44	200	217,574
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
3.800%	09/15/47	1,000	1,035,228
4.200%	05/15/45	250	271,568
WEC Energy Group, Inc.,
Jr. Sub. Notes, 3 Month LIBOR + 2.113%
3.528%(c)	05/15/67	1,300	1,257,074
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
2.400%	03/15/21	630	625,829

			43,060,881

Electronics — 0.0%
Amphenol Corp.,
Sr. Unsec’d. Notes
3.125%	09/15/21	351	356,576
3.200%	04/01/24	482	485,259

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Electronics (continued)
Fortive Corp.,
Sr. Unsec’d. Notes
2.350%	06/15/21	1,057	$1,047,751

			1,889,586

Engineering & Construction — 0.0%
SBA Tower Trust,
First Lien, 144A
3.156%	10/10/45	780	785,850
3.168%	04/09/47	990	985,487

			1,771,337

Foods — 0.1%
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46	900	891,495
5.000%	06/04/42	61	65,454
McCormick & Co., Inc.,
Sr. Unsec’d. Notes
3.150%	08/15/24	1,011	1,016,357
Tyson Foods, Inc.,
Gtd. Notes
2.650%	08/15/19	500	502,409

			2,475,715

Gas — 0.2%
NiSource Finance Corp.,
Gtd. Notes
2.650%	11/17/22	1,916	1,901,545
3.490%	05/15/27	495	503,831
4.375%	05/15/47	1,100	1,205,683
4.800%	02/15/44	423	478,838
5.250%	02/15/43	250	299,361
Sempra Energy,
Sr. Unsec’d. Notes
2.400%	03/15/20	898	897,483
2.850%	11/15/20	1,040	1,049,285
Southern Co. Gas Capital Corp.,
Gtd. Notes
3.950%	10/01/46	550	546,089
4.400%	05/30/47	1,525	1,633,821

			8,515,936

Healthcare-Products — 0.2%
Abbott Laboratories,
Sr. Unsec’d. Notes
2.900%	11/30/21	675	682,814
3.750%	11/30/26	1,550	1,591,643
4.900%	11/30/46	900	1,031,847
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
2.404%	06/05/20	1,000	994,576
2.675%	12/15/19	378	379,366
2.894%	06/06/22	1,750	1,739,053
4.669%	06/06/47	350	378,948
4.685%	12/15/44	402	439,585
Medtronic, Inc.,
Gtd. Notes
2.500%	03/15/20	950	955,623
3.150%	03/15/22	900	921,821

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Healthcare-Products (continued)
4.375%	03/15/35		350	$394,560
4.625%	03/15/45		217	252,816
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.300%	02/15/22		945	967,133
4.100%	08/15/47		200	206,038
5.300%	02/01/44		32	38,229

				10,974,052

Healthcare-Services — 0.2%
AHS Hospital Corp.,
Unsec’d. Notes
5.024%	07/01/45		700	847,156
Anthem, Inc.,
Sr. Unsec’d. Notes
3.350%	12/01/24		1,940	1,968,174
4.350%	08/15/20	(a)	1,299	1,360,986
4.375%	12/01/47		400	425,297
4.650%	08/15/44		500	549,116
Children’s Hospital Medical Center,
Sec’d. Notes
4.268%	05/15/44		485	528,005
NYU Hospitals Center,
Sec’d. Notes
4.784%	07/01/44		481	549,637
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
7.500%	01/01/22		60	63,000
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.125%	03/15/21		630	625,363
2.700%	07/15/20		710	718,209
2.875%	12/15/21		470	475,983
3.350%	07/15/22		554	572,078
3.750%	07/15/25		1,000	1,054,025
4.200%	01/15/47		200	215,511
4.625%	07/15/35		845	984,071
4.750%	07/15/45		615	726,440

				11,663,051

Home Builders — 0.1%
D.R. Horton, Inc.,
Gtd. Notes
2.550%	12/01/20		1,789	1,786,327
Toll Brothers Finance Corp.,
Gtd. Notes
4.875%	03/15/27		1,000	1,037,500

				2,823,827

Insurance — 0.7%
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, MTN, 144A
2.250%	03/11/19		454	451,379
American International Group, Inc.,
Sr. Unsec’d. Notes
2.300%	07/16/19		204	203,847
3.300%	03/01/21		1,966	2,004,191
4.800%	07/10/45		500	560,771
6.400%	12/15/20		190	210,638

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Insurance (continued)
Aon Corp.,
Gtd. Notes
5.000%	09/30/20	1,045	$1,112,822
Aon PLC,
Gtd. Notes
3.875%	12/15/25	840	878,260
4.450%	05/24/43	500	523,047
4.750%	05/15/45	1,180	1,312,035
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
2.200%	03/15/21	420	418,683
Chubb INA Holdings, Inc.,
Gtd. Notes
2.300%	11/03/20	997	995,412
Guardian Life Insurance Co. of America (The),
Sub. Notes, 144A
4.850%	01/24/77	200	219,625
4.875%	06/19/64	150	170,146
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
4.300%	04/15/43	500	535,822
5.125%	04/15/22	1,664	1,815,882
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.950%	05/01/22	873	942,003
5.000%	06/01/21	669	715,503
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.750%	01/30/22	1,000	1,002,015
4.050%	10/15/23	767	807,920
4.350%	01/30/47	350	387,688
4.800%	07/15/21	1,609	1,720,191
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
4.500%	04/15/65	1,250	1,328,391
4.900%	04/01/77	250	284,223
MassMutual Global Funding II,
Sec’d. Notes, 144A
2.500%	04/13/22	1,000	993,402
Sr. Sec’d. Notes, 144A
2.450%	11/23/20	780	781,107
MetLife, Inc.,
Sr. Unsec’d. Notes
4.050%	03/01/45	1,000	1,048,753
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A
1.550%	09/13/19	680	672,263
2.300%	04/10/19	1,660	1,662,306
2.650%	04/08/22	990	989,827
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39	1,000	1,445,692
Nuveen Finance LLC,
Sr. Unsec’d. Notes, 144A
2.950%	11/01/19	411	414,929
4.125%	11/01/24	397	418,977
Pacific Life Insurance Co.,
Sub. Notes, 144A
4.300%	10/24/67	500	501,550

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Insurance (continued)
Pacific LifeCorp,
Sr. Unsec’d. Notes, 144A
5.125%	01/30/43	1,370	$1,546,051
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	500	528,770
4.900%	09/15/44	1,422	1,626,592
Unum Group,
Sr. Unsec’d. Notes
4.000%	03/15/24	3,360	3,498,889
Voya Financial, Inc.,
Gtd. Notes
3.125%	07/15/24	262	259,643
3.650%	06/15/26	1,000	1,011,304
5.700%	07/15/43	350	428,662
Willis North America, Inc.,
Gtd. Notes
3.600%	05/15/24	1,200	1,219,924

			37,649,135

Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
4.800%	12/05/34	1,000	1,173,730
Sr. Unsec’d. Notes, 144A
2.800%	08/22/24	1,824	1,818,456
4.250%	08/22/57	1,798	1,961,428

			4,953,614

Iron/Steel — 0.0%
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.875%	11/10/39	502	615,578

Lodging — 0.0%
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes
4.150%	04/01/24	1,010	1,014,723

Machinery-Diversified — 0.1%
Deere & Co.,
Sr. Unsec’d. Notes
2.600%	06/08/22	850	850,938
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.800%	12/15/21	1,075	1,076,894
3.000%	12/15/20	520	526,188
3.800%	12/15/26	1,100	1,134,379

			3,588,399

Media — 0.4%
21st Century Fox America, Inc.,
Gtd. Notes
3.000%	09/15/22	734	744,729
4.500%	02/15/21	1,655	1,749,205
4.750%	09/15/44	500	571,954
CBS Corp.,
Gtd. Notes
4.600%	01/15/45	500	509,807

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Media (contInued)
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20		440	$448,202
4.908%	07/23/25		720	765,493
5.375%	05/01/47		860	881,800
6.484%	10/23/45		400	466,373
Comcast Corp.,
Gtd. Notes
1.625%	01/15/22		1,323	1,279,388
3.400%	07/15/46		400	378,462
3.969%	11/01/47		906	935,970
4.500%	01/15/43		1,868	2,064,075
4.600%	08/15/45		500	560,832
5.150%	03/01/20		1,642	1,740,230
Discovery Communications LLC,
Gtd. Notes
2.950%	03/20/23		1,040	1,029,264
4.875%	04/01/43		256	254,228
SFR Group SA (France),
Sr. Sec’d. Notes, 144A
6.000%	05/15/22		200	202,500
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42		1,240	1,163,388
5.875%	11/15/40		900	976,492
6.550%	05/01/37		200	235,215
6.750%	07/01/18		1,464	1,496,450
Time Warner, Inc.,
Gtd. Notes
4.875%	03/15/20		2,000	2,104,507
4.900%	06/15/42		511	532,299
Walt Disney Co. (The),
Sr. Unsec’d. Notes, GMTN
4.125%	06/01/44	(a)	200	215,995

				21,306,858

Mining — 0.1%
Anglo American Capital PLC (United Kingdom),
Gtd. Notes, 144A
4.125%	04/15/21		500	513,979
4.125%	09/27/22		500	516,832
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
5.000%	09/30/43		300	367,814
Gtd. Notes, 144A
6.250%	10/19/75		281	304,183
6.750%	10/19/75		587	685,375
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
7.500%	07/27/35		650	883,369

				3,271,552

Miscellaneous Manufacturing — 0.1%
General Electric Co.,
Sr. Unsec’d. Notes
4.500%	03/11/44		170	188,321

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
2.875%	01/15/19		1,200	$1,206,145
5.750%	06/15/43		150	189,862
Ingersoll-Rand Luxembourg Finance SA,
Gtd. Notes
4.650%	11/01/44		395	437,330

				2,021,658

Oil & Gas — 0.7%
Anadarko Finance Co.,
Gtd. Notes
7.500%	05/01/31		429	550,664
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
4.500%	07/15/44		500	498,257
4.850%	03/15/21	(a)	1,021	1,078,213
6.600%	03/15/46		250	321,570
Apache Corp.,
Sr. Unsec’d. Notes
4.250%	01/15/44		1,800	1,743,793
4.750%	04/15/43		250	256,934
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
2.521%	01/15/20		440	443,694
3.814%	02/10/24		1,700	1,787,146
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.450%	11/15/21		1,595	1,631,443
3.800%	04/15/24		517	532,425
3.900%	02/01/25		1,209	1,244,731
5.850%	02/01/35		250	293,074
6.750%	02/01/39		200	257,507
Sr. Unsec’d. Notes, GMTN
4.950%	06/01/47		800	895,309
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.000%	08/15/22		540	536,632
4.250%	04/15/27	(a)	500	498,796
5.200%	09/15/43		1,250	1,268,640
5.700%	10/15/19		777	817,248
ConocoPhillips Co.,
Gtd. Notes
2.200%	05/15/20		478	476,927
4.200%	03/15/21		540	567,847
5.950%	03/15/46		700	942,909
6.500%	02/01/39		865	1,210,509
Empresa Nacional del Petroleo (Chile),
Sr. Unsec’d. Notes, 144A
4.500%	09/14/47		440	421,343
Encana Corp. (Canada),
Sr. Unsec’d. Notes
7.200%	11/01/31		200	256,778
7.375%	11/01/31		1,010	1,301,423
8.125%	09/15/30		990	1,332,900
EQT Corp.,
Sr. Unsec’d. Notes
2.500%	10/01/20		1,451	1,440,886
3.900%	10/01/27		950	944,426

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.222%	03/01/21		840	$838,120
4.114%	03/01/46		800	895,390
Hess Corp.,
Sr. Unsec’d. Notes
5.800%	04/01/47		200	222,558
7.300%	08/15/31		200	242,551
Kerr-McGee Corp.,
Gtd. Notes
7.875%	09/15/31		200	265,731
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44		1,050	1,124,707
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.400%	04/15/46		150	166,043
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	06/27/44		620	570,375
6.000%	03/05/20		1,000	1,060,999
6.375%	01/23/45		400	402,140
Gtd. Notes, MTN
4.625%	09/21/23		820	843,575
6.750%	09/21/47		2,366	2,469,750
6.875%	08/04/26		585	663,244
Gtd. Notes, MTN, 144A
6.750%	09/21/47		300	313,155
Phillips 66,
Gtd. Notes
4.650%	11/15/34		135	147,913
4.875%	11/15/44		241	276,038
Shell International Finance BV (Netherlands),
Gtd. Notes
2.125%	05/11/20		1,190	1,187,525
3.250%	05/11/25		1,000	1,027,688
4.125%	05/11/35		1,233	1,345,027
4.375%	05/11/45		349	392,406
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
6.500%	06/15/38		250	337,753
6.850%	06/01/39		500	695,698

				39,040,410

Oil & Gas Services — 0.1%
Halliburton Co.,
Sr. Unsec’d. Notes
5.000%	11/15/45		666	764,807
Petrofac Ltd. (United Kingdom),
Gtd. Notes, 144A
3.400%	10/10/18	(a)	1,392	1,378,080
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
2.350%	12/21/18		1,791	1,795,020

				3,937,907

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Packaging & Containers — 0.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Sr. Sec’d. Notes, 144A
4.250%	09/15/22		200	$203,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA,
Sr. Sec’d. Notes, 3 Month LIBOR + 3.500% , 144A
4.859%(c)	07/15/21		125	126,875

				330,375

Pharmaceuticals — 0.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.500%	05/14/20		964	966,971
3.200%	11/06/22		950	964,677
Allergan Funding SCS,
Gtd. Notes
2.450%	06/15/19		750	749,989
3.000%	03/12/20		1,199	1,209,787
4.550%	03/15/35		1,481	1,567,144
4.750%	03/15/45		55	58,551
4.850%	06/15/44		250	267,606
Express Scripts Holding Co.,
Gtd. Notes
2.250%	06/15/19		720	718,837
2.600%	11/30/20		1,029	1,028,049
4.500%	02/25/26		1,520	1,613,035
4.800%	07/15/46	(a)	300	319,136
6.125%	11/15/41		31	38,016
McKesson Corp.,
Sr. Unsec’d. Notes
2.284%	03/15/19		470	470,090
Mylan NV,
Gtd. Notes
2.500%	06/07/19		675	674,302
5.250%	06/15/46		500	547,855
Perrigo Finance Unlimited Co.,
Gtd. Notes
3.500%	03/15/21		585	593,705
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
1.900%	09/23/19		1,000	990,947
2.400%	09/23/21		2,146	2,112,224
2.875%	09/23/23		575	565,268
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
1.400%	07/20/18		1,300	1,291,345
2.800%	07/21/23	(a)	2,080	1,811,286
3.150%	10/01/26		200	165,129
4.100%	10/01/46		431	328,208
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
9.000%	12/15/25		55	57,321
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.450%	11/13/20		413	422,752
3.950%	09/12/47		550	560,859

				20,093,089

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pipelines — 0.7%
Boardwalk Pipelines LP,
Gtd. Notes
3.375%	02/01/23	1,340	$1,334,053
Columbia Pipeline Group, Inc.,
Gtd. Notes
3.300%	06/01/20	661	670,441
DCP Midstream Operating LP,
Gtd. Notes
2.700%	04/01/19	792	787,049
Gtd. Notes, 144A
4.750%	09/30/21	216	223,019
5.350%	03/15/20	1,435	1,495,987
5.850%	05/21/43	2,994	2,784,419
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes
3.500%	06/10/24	600	606,711
4.250%	12/01/26	167	174,621
4.500%	06/10/44	250	259,236
5.500%	12/01/46	250	300,615
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
2.700%	04/01/19	700	699,373
Enterprise Products Operating LLC,
Gtd. Notes
2.550%	10/15/19	308	308,970
2.850%	04/15/21	640	645,339
4.900%	05/15/46	500	550,897
5.100%	02/15/45	904	1,031,524
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
4.350%	07/15/25	1,000	1,068,093
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.950%	09/01/22	344	355,016
5.000%	10/01/21	928	989,113
5.950%	02/15/18	607	609,823
6.500%	09/01/39	200	236,040
Kinder Morgan, Inc.,
Gtd. Notes
3.050%	12/01/19	835	842,315
5.050%	02/15/46	800	830,349
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	09/15/46	240	242,908
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25	220	224,493
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
2.600%	12/15/19	430	427,556
3.650%	06/01/22	1,753	1,763,215
4.900%	02/15/45	500	480,140
5.150%	06/01/42	392	381,692
Southeast Supply Header LLC,
Sr. Unsec’d. Notes, 144A
4.250%	06/15/24	960	992,731
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
3.375%	10/15/26	1,012	1,000,108

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pipelines (continued)
4.500%	03/15/45		321	$330,991
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.000%	10/01/27		925	907,009
5.400%	10/01/47		1,617	1,627,920
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
2.125%	11/15/19		1,028	1,024,467
3.125%	01/15/19		788	795,204
4.625%	03/01/34		1,050	1,172,406
Western Gas Partners LP,
Sr. Unsec’d. Notes
2.600%	08/15/18		700	701,192
4.000%	07/01/22		1,214	1,238,495
5.375%	06/01/21		1,695	1,797,363
5.450%	04/01/44		1,200	1,275,136
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.700%	01/15/23		372	370,140
4.550%	06/24/24	(a)	860	892,250
5.750%	06/24/44		1,000	1,067,500
Williams Partners LP,
Sr. Unsec’d. Notes
3.350%	08/15/22		1,786	1,804,259
3.600%	03/15/22		150	153,437
4.300%	03/04/24		710	743,621
5.100%	09/15/45		500	549,886

				38,767,122

Real Estate — 0.0%
Post Apartment Homes LP,
Sr. Unsec’d. Notes
3.375%	12/01/22		1,000	1,013,752

Real Estate Investment Trusts (REITs) — 0.7%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.750%	01/15/20		224	224,944
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.350%	10/01/20	(a)	780	795,497
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes, GMTN
3.625%	10/01/20		1,370	1,410,294
Boston Properties LP,
Sr. Unsec’d. Notes
3.200%	01/15/25		500	498,407
3.850%	02/01/23		1,190	1,239,708
Brandywine Operating Partnership LP,
Gtd. Notes
3.950%	02/15/23		1,342	1,369,047
4.550%	10/01/29		450	460,059
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25		710	709,055
3.875%	08/15/22		437	447,751
4.125%	06/15/26		608	613,226
Camden Property Trust,
Sr. Unsec’d. Notes
4.250%	01/15/24		929	976,579

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Corporate Office Properties LP,
Gtd. Notes
3.600%	05/15/23		1,533	$1,533,961
3.700%	06/15/21		920	937,225
DDR Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/21		1,500	1,522,695
3.625%	02/01/25		566	556,740
3.900%	08/15/24		226	227,678
4.250%	02/01/26	(a)	450	457,902
4.625%	07/15/22		616	649,470
Digital Realty Trust LP,
Gtd. Notes
2.750%	02/01/23		714	707,725
3.400%	10/01/20		780	795,405
3.950%	07/01/22		715	746,935
Duke Realty LP,
Gtd. Notes
3.875%	02/15/21		940	971,488
ERP Operating LP,
Sr. Unsec’d. Notes
2.375%	07/01/19		710	711,786
4.500%	07/01/44		210	229,887
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
3.625%	08/01/46		100	93,710
HCP, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/24		750	767,661
Healthcare Trust of America Holdings LP,
Gtd. Notes
2.950%	07/01/22		1,537	1,532,952
Hudson Pacific Properties LP,
Gtd. Notes
3.950%	11/01/27		735	731,246
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.200%	05/01/21		710	721,818
3.300%	02/01/25		2,258	2,240,399
Lexington Realty Trust,
Gtd. Notes
4.400%	06/15/24		513	516,854
Liberty Property LP,
Sr. Unsec’d. Notes
4.400%	02/15/24		940	1,002,952
Mack-Cali Realty LP,
Sr. Unsec’d. Notes
4.500%	04/18/22		1,500	1,502,931
Omega Healthcare Investors, Inc.,
Gtd. Notes
4.375%	08/01/23		434	440,175
4.500%	01/15/25		490	489,654
4.500%	04/01/27	(a)	1,150	1,125,242
4.750%	01/15/28	(a)	500	495,633
4.950%	04/01/24		481	502,495
5.250%	01/15/26		1,085	1,124,350
Regency Centers LP,
Gtd. Notes
3.750%	06/15/24		710	723,748

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Select Income REIT,
Sr. Unsec’d. Notes
2.850%	02/01/18	708	$708,000
Simon Property Group LP,
Sr. Unsec’d. Notes
2.350%	01/30/22	585	579,449
2.625%	06/15/22	752	750,195
4.750%	03/15/42	393	440,944
Tanger Properties LP,
Sr. Unsec’d. Notes
3.750%	12/01/24	790	794,116
Ventas Realty LP,
Gtd. Notes
4.125%	01/15/26	84	87,670
4.375%	02/01/45	251	258,628
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
3.250%	08/15/22	990	1,001,792
VICI Properties 1 LLC/VICI FC, Inc.,
Sr. Sec’d. Notes, 3 Month LIBOR + 3.500% (Cap N/A, Floor 4.500%)
4.847%(c)	10/15/22	160	160,000

			37,586,078

Retail — 0.3%
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.700%	04/15/22	2,066	2,131,412
CVS Health Corp.,
Sr. Unsec’d. Notes
1.900%	07/20/18	960	959,711
2.125%	06/01/21	675	658,739
2.800%	07/20/20	393	394,637
3.500%	07/20/22	800	814,881
4.875%	07/20/35	1,500	1,660,455
5.125%	07/20/45	408	467,606
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
4.400%	03/15/45	150	169,870
5.875%	12/16/36	336	454,678
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.625%	01/15/22	681	682,401
2.750%	12/09/20	639	645,629
3.700%	01/30/26	522	544,126
4.700%	12/09/35	365	414,593
4.875%	12/09/45	923	1,069,248
6.300%	03/01/38	788	1,050,453
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
2.750%	06/15/21	721	731,125

			12,849,564

Semiconductors — 0.0%
Applied Materials, Inc.,
Sr. Unsec’d. Notes
4.350%	04/01/47	400	448,715

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Semiconductors (continued)
NVIDIA Corp.,
Sr. Unsec’d. Notes
2.200%	09/16/21	920	$910,128

			1,358,843

Software — 0.1%
Microsoft Corp.,
Sr. Unsec’d. Notes
3.450%	08/08/36	250	257,747
3.700%	08/08/46	300	312,753
4.200%	11/03/35	300	340,386
4.450%	11/03/45	235	275,443
4.750%	11/03/55	117	144,813
4.875%	12/15/43	385	472,388
Oracle Corp.,
Sr. Unsec’d Notes
4.000%	07/15/46	100	106,401
5.375%	07/15/40	215	271,830

			2,181,761

Telecommunications — 0.4%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.300%	03/11/19	1,310	1,311,400
2.450%	06/30/20	960	958,950
2.800%	02/17/21	420	421,859
3.000%	06/30/22	309	309,549
3.400%	08/14/24	900	904,621
3.400%	05/15/25	1,000	983,150
3.600%	02/17/23	411	420,441
4.125%	02/17/26	1,250	1,278,570
4.500%	05/15/35	905	899,630
4.750%	05/15/46	1,000	978,047
5.150%	03/15/42	250	259,392
5.150%	02/14/50	820	830,221
5.550%	08/15/41	2,108	2,290,994
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
2.350%	02/14/19	1,420	1,421,504
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
1.850%	09/20/21	700	686,989
5.500%	01/15/40	370	489,584
Rogers Communications, Inc. (Canada),
Gtd. Notes
4.100%	10/01/23	914	959,071
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.750%	08/15/21	500	486,571
2.946%	03/15/22	1,100	1,106,700
4.522%	09/15/48	625	615,405
4.862%	08/21/46	2,638	2,747,802
5.012%	08/21/54	1,171	1,199,091

			21,559,541

Transportation — 0.0%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.150%	04/01/45	400	434,677

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Transportation (continued)
CSX Corp.,
Sr. Unsec’d. Notes
3.950%	05/01/50	100	$99,501
4.100%	03/15/44	447	465,661
FedEx Corp.,
Gtd. Notes
4.400%	01/15/47	300	320,108

			1,319,947

Trucking & Leasing — 0.0%
DAE Funding LLC (United Arab Emirates),
Gtd. Notes,144A
4.000%	08/01/20	30	30,300

TOTAL CORPORATE BONDS (cost $556,570,940)			570,114,272

MUNICIPAL BONDS — 0.2%
California — 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs
6.263%	04/01/49	500	738,660
State of California,
General Obligation Unlimited,BABs
7.550%	04/01/39	1,530	2,407,623

			3,146,283

Illinois — 0.0%
State of Illinois,
General Obligation Unlimited
5.877%	03/01/19	1,370	1,412,689

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.668%	11/15/39	1,095	1,549,896
New York City Transitional Finance Authority Future Tax Secured Revenue,
Revenue Bonds
2.850%	02/01/24	745	746,259
Revenue Bonds, BABs
5.508%	08/01/37	200	254,450
New York City Water & Sewer System,
Revenue Bonds, BABs
6.011%	06/15/42	350	492,461
New York State Urban Development Corp.,
Revenue Bonds
2.670%	03/15/23	615	612,792
3.470%	03/15/32	600	601,590
Port Authority of New York & New Jersey,
Revenue Bonds
5.647%	11/01/40	200	262,326

			4,519,774

Ohio — 0.0%
American Municipal Power, Inc.,
Revenue Bonds, BABs
8.084%	02/15/50	1,045	1,780,942

TOTAL MUNICIPAL BONDS (cost $10,098,540)			10,859,688

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.8%
Banc of America Funding Corp.,
Series 2015-R3, Class 10A1, 1 Month LIBOR + 0.140%, 144A
1.468%(c)	06/27/36	1,436	$1,412,444
Banc of America Funding Trust,
Series 2010-R3, Class 1A1, 144A
3.676%(cc)	12/26/35	159	161,124
BCAP LLC Trust,
Series 2010-RR2, Class 5A2, 144A
5.000%(cc)	12/26/36	328	336,059
Series 2010-RR11, Class 6A1, 144A
3.322%(cc)	03/27/36	1,168	1,171,605
Series 2012-RR5, Class 8A5, 144A
1.483%(cc)	07/26/36	220	214,743
Citigroup Mortgage Loan Trust,
Series 2009-5, Class 5A1, 144A
3.738%(cc)	01/25/37	193	197,434
Series 2014-8, Class 2A1, 144A
3.450%(cc)	06/27/37	1,678	1,679,542
CSMC Trust,
Series 2009-5R, Class 2A2, 144A
3.355%(cc)	07/26/49	68	68,707
Series 2010-9R, Class 2A5,
144A 4.000%	02/27/38	413	421,637
Series 2014-3R, Class 2A1, 1 Month LIBOR + 0.700%, 144A
2.028%(c)	05/27/37	581	557,463
Series 2015-1R, Class 6A1, 1 Month LIBOR + 0.280%, 144A
1.518%(c)	05/27/37	1,249	1,198,156
Fannie Mae REMICS,
Series 2005-47, Class SW, IO, 1 Month LIBOR x (1) + 6.720%
5.168%(c)	06/25/35	2,410	405,791
Series 2005-79, Class ZC
5.900%	09/25/35	93	105,066
Series 2006-116, Class SG, IO, 1 Month LIBOR x (1) + 6.640%
5.088%(c)	12/25/36	1,953	366,990
Series 2007-40, Class SE, IO, 1 Month LIBOR x (1) + 6.440%
4.888%(c)	05/25/37	1,127	170,759
Series 2010-95, Class ZC
5.000%	09/25/40	919	1,004,281
Series 2010-150, Class ZC
4.750%	01/25/41	441	478,823
Series 2011-4, Class PZ
5.000%	02/25/41	193	199,826
Series 2011-110, Class SA, IO, 1 Month LIBOR x (1) + 6.610%
5.058%(c)	04/25/41	275	38,488
Series 2011-112, Class SA, IO, 1 Month LIBOR x (1) + 6.550%
4.998%(c)	11/25/41	267	45,142
Series 2011-123, Class SD, IO, 1 Month LIBOR x (1) + 6.600%
5.048%(c)	08/25/39	236	30,053

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-9, Class SH, IO, 1 Month LIBOR x (1) + 6.550%
4.998%(c)	06/25/41	212	$28,928
Series 2012-14, Class JS, IO, 1 Month LIBOR x (1) + 6.650%
5.098%(c)	12/25/30	155	20,008
Series 2012-47, Class SD, IO, 1 Month LIBOR x (1) + 6.450%
4.898%(c)	05/25/42	566	99,927
Series 2012-67, Class AI, IO
4.500%	07/25/27	781	81,290
Series 2012-100, Class WI, IO
3.000%	09/25/27	423	40,891
Series 2013-51, Class GI, IO
3.000%	10/25/32	373	32,397
Series 2013-133, Class IB, IO
3.000%	04/25/32	298	30,690
Series 2013-134, Class SA, IO, 1 Month LIBOR x (1) + 6.050%
4.498%(c)	01/25/44	104	15,363
Series 2015-28, Class JE
3.000%	05/25/45	1,186	1,194,094
Series 2015-28, Class P
2.500%	05/25/45	1,747	1,731,605
Series 2015-42, Class IL, IO
6.000%	06/25/45	652	154,103
Series 2015-42, Class LS, IO, 1 Month LIBOR x (1) + 6.200%
4.648%(c)	06/25/45	575	87,489
Series 2015-70, Class JC
3.000%	10/25/45	973	978,622
Series 2016-19, Class AH
3.000%	04/25/46	1,355	1,365,518
Series 2016-78, Class CS, IO, 1 Month LIBOR + 6.100%
4.548%(c)	05/25/39	1,266	197,179
Series 2017-30, Class AI, IO
5.500%	05/25/47	360	77,120
FirstKey Mortgage Trust,
Series 2015-1, Class A9, 144A
3.000%(cc)	03/25/45	934	938,439
Freddie Mac REMICS,
Series 2933, Class ZM
5.750%	02/15/35	249	268,585
Series 2935, Class ZK
5.500%	02/15/35	585	633,011
Series 2996, Class ZD
5.500%	06/15/35	196	216,199
Series 3115, Class SM, IO, 1 Month LIBOR x (1) + 6.600%
5.123%(c)	02/15/36	1,762	279,748
Series 3237, Class C
5.500%	11/15/36	285	312,368
Series 3871, Class KB
5.500%	06/15/41	353	397,664
Series 3955, Class GS, IO, 1 Month LIBOR x (1) + 5.950%
4.473%(c)	09/15/41	197	28,152
Series 3955, Class YI, IO

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
3.000%	11/15/21	260	$11,370
Series 4055, Class BI, IO
3.500%	05/15/31	275	24,019
Series 4149, Class IO, IO
3.000%	01/15/33	162	22,527
Series 4314, Class AI, IO
5.000%	03/15/34	102	11,057
Series 4386, Class AZ
4.500%	11/15/40	1,004	1,076,228
Series 4427, Class LI, IO
3.500%	02/15/34	466	57,066
Series 4471, Class PA
4.000%	12/15/40	1,231	1,272,853
Series 4683, Class LM
3.000%	05/15/47	543	548,576
Government National Mortgage Assoc.,
Series 2010-116, Class QB
4.000%	09/16/40	1,616	1,702,000
Series 2010-158, Class MS, 1 Month LIBOR x (2) + 10.000%
6.998%(c)	12/20/40	287	316,945
Series 2010-160, Class DY
4.000%	12/20/40	969	1,026,095
Series 2010-170, Class B
4.000%	12/20/40	218	227,892
Series 2011-94, Class SA, IO, 1 Month LIBOR x (1) + 6.100%
4.599%(c)	07/20/41	127	17,187
Series 2011-H05, Class FB, 1 Month LIBOR + 0.500%
1.743%(c)	12/20/60	1,163	1,163,486
Series 2012-H21, Class DF, 1 Month LIBOR + 0.650%
1.893%(c)	05/20/61	228	228,138
Series 2013-124, Class ES, 1 Month LIBOR x (1.333) + 8.667%
6.665%(c)	04/20/39	369	378,761
Series 2013-124, Class ST, 1 Month LIBOR x (1.333) + 8.800%
6.798%(c)	08/20/39	967	1,007,431
Series 2013-149, Class MA
2.500%	05/20/40	1,174	1,159,973
Series 2015-H13, Class FL, 1 Month LIBOR + 0.280%
1.523%(c)	05/20/63	556	556,060
Series 2015-H13, Class HA
2.500%	08/20/64	3,642	3,647,736
Series 2015-H17, Class HA
2.500%	05/20/65	2,800	2,804,398
Series 2016-H20, Class FM, 1 Month LIBOR + 0.400%
1.643%(c)	12/20/62	933	933,364
Series 2017-H06, Class FA, 1 Year US Treasury Yield Curve Rate T-Note Constant Maturity + 0.350%
1.780%(c)	08/20/66	2,003	2,008,504
JPMorgan Resecuritization Trust,
Series 2012-2, Class 6A1, 1 Month LIBOR + 0.210%, 144A
1.489%(c)	06/21/36	417	411,666
Morgan Stanley Re-REMIC Trust,
Series 2010-R6, Class 1A, 144A
3.252%(cc)	02/26/37	231	231,548

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Nomura Resecuritization Trust,
Series 2011-3RA, Class 2A1, 144A
3.537%(cc)	03/26/37	116	$115,838
RBSSP Resecuritization Trust,
Series 2010-2, Class 11A1, 144A
3.385%(cc)	07/26/45	512	516,565
Seasoned Credit Risk Transfer Trust,
Series 2017-1, Class MA
3.000%	01/25/56	998	998,603
Thornburg Mortgage Securities Trust,
Series 2003-4, Class A1, 1 Month LIBOR + 0.640%
2.192%(c)	09/25/43	1,037	1,002,515
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-S8, Class 2A2
5.250%	01/25/18	189	188,106
Wells Fargo Mortgage Loan Trust,
Series 2011-RR4, Class 1A1, 144A
3.435%(cc)	06/27/36	78	78,650
Series 2011-RR4, Class 2A1, 144A
3.511%(cc)	06/27/36	120	120,795
Wells Fargo Mortgage-Backed Securities Trust,
Series 2005-AR10, Class 2A15
3.473%(cc)	06/25/35	1,315	1,349,982

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $45,316,898)			44,689,457

SOVEREIGN BONDS — 0.2%
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.860%	06/21/47	325	333,775
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
5.000%	06/15/45	950	1,004,625
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
1.500%	07/21/21	920	887,263
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.350%	01/15/47	1,150	1,098,250
4.600%	02/10/48	400	395,000
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44	884	893,724
5.550%	01/21/45	250	281,250
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.500%	05/15/47	250	269,125
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
5.625%	11/18/50	411	527,313
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.400%	02/08/22	1,560	1,554,973
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.375%	01/31/22	904	900,439

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
SOVEREIGN BONDS (continued)
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes
5.100%	06/18/50		400	$444,000

TOTAL SOVEREIGN BONDS (cost $8,533,073)				8,589,737

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.3%
Federal Home Loan Mortgage Corp.
1.250%	10/02/19		919	908,056
2.375%	01/13/22		1,518	1,531,648
2.500%	07/01/31		543	542,786
3.000%	02/01/32		195	198,642
3.000%	03/01/32		2,518	2,566,017
3.000%	12/01/42		14	14,227
3.000%	01/01/43		17	16,650
3.000%	10/01/43		7,478	7,519,209
3.000%	06/01/45		1,453	1,456,095
3.000%	02/01/46		91	90,803
3.000%	04/01/46		144	144,602
3.000%	04/01/46		143	143,432
3.000%	05/01/46		1,990	1,993,785
3.000%	05/01/46		299	299,798
3.000%	06/01/46		1,985	1,989,292
3.000%	07/01/46		230	230,525
3.000%	07/01/46		140	139,820
3.000%	08/01/46		903	904,242
3.000%	10/01/46		23	23,370
3.000%	11/01/46		1,205	1,206,473
3.000%	11/01/46		481	481,584
3.000%	12/01/46		430	430,132
3.000%	04/01/47		585	585,525
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750%
3.250%(c)	07/01/41		967	1,006,288
3.467%(c)	12/01/40		477	496,232
Federal Home Loan Mortgage Corp.
3.500%	03/01/32		3,017	3,140,241
3.500%	07/01/32		802	834,643
3.500%	02/01/34		1,890	1,968,551
3.500%	04/01/43		2,775	2,863,916
3.500%	06/01/45		3,028	3,119,145
3.500%	06/01/45		501	516,368
3.500%	10/01/45		663	683,346
3.500%	12/01/45		580	598,250
3.500%	04/01/46		2,914	3,005,235
3.500%	04/01/46		1,327	1,366,852
3.500%	05/01/46		2,904	3,000,107
3.500%	05/01/46		601	619,801
3.500%	06/01/46		883	908,710
3.500%	01/01/47		959	986,417
3.500%	TBA	(tt)	10,900	11,193,509
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.881%
3.628%(c)	10/01/42		341	355,936
Federal Home Loan Mortgage Corp.
4.000%	02/01/42		1,060	1,112,749
4.000%	07/01/42		2,287	2,401,353
4.000%	11/01/42		1,350	1,417,293
4.000%	09/01/43		786	825,443
4.000%	10/01/43		116	122,969

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	11/01/43	8,515	$9,021,184
4.000%	06/01/45	1,856	1,949,161
4.000%	12/01/45	1,227	1,285,905
4.000%	04/01/46	780	816,250
4.500%	03/01/41	97	104,015
4.500%	04/01/41	155	165,759
4.500%	01/01/42	130	138,701
6.250%	07/15/32	400	561,114
Federal National Mortgage Assoc.
1.250%	08/17/21	135	130,819
1.500%	11/30/20	3,461	3,410,144
1.750%	11/26/19	2,888	2,878,230
2.000%	10/05/22	8,560	8,453,120
2.125%	04/24/26	150	144,749
2.500%	11/01/31	1,819	1,817,303
2.500%	12/01/31	463	462,273
2.500%	01/01/32	1,755	1,753,608
2.500%	01/01/32	419	418,269
2.500%	07/01/32	1,817	1,814,650
2.500%	12/01/32	2,096	2,093,579
2.500%	12/01/32	604	603,335
2.500%	12/01/27	34	34,412
2.500%	01/01/33	687	684,274
2.500%	01/01/33	832	829,083
2.500%	01/01/33	815	811,418
2.500%	01/01/33	568	565,631
Federal National Mortgage Assoc., 12 Month LIBOR + 1.818%
2.689%(c)	02/01/42	312	325,373
Federal National Mortgage Assoc., 12 Month LIBOR + 1.800%
2.750%(c)	01/01/42	401	419,485
Federal National Mortgage Assoc.
3.000%	12/01/46	24	24,093
3.000%	01/01/47	300	300,101
3.000%	09/01/47	1,039	1,039,162
3.000%	10/01/47	400	400,144
3.000%	11/01/47	434	433,830
3.000%	11/01/47	28	28,019
3.000%	08/01/27	52	53,305
3.000%	08/01/27	50	50,884
3.000%	10/01/27	175	177,485
3.000%	11/01/27	62	63,364
3.000%	12/01/27	87	88,672
3.000%	01/01/28	82	83,712
3.000%	02/01/28	75	76,673
3.000%	03/01/28	82	83,772
3.000%	04/01/28	76	77,230
3.000%	05/01/28	86	87,341
3.000%	06/01/28	83	84,903
3.000%	07/01/28	75	75,800
3.000%	08/01/28	87	88,660
3.000%	09/01/28	94	95,747
3.000%	10/01/28	167	170,712
3.000%	10/01/28	272	277,787
3.000%	10/01/28	93	94,918
3.000%	10/01/28	234	239,446
3.000%	11/01/28	198	202,112
3.000%	01/01/29	315	321,648
3.000%	01/01/29	90	91,872

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	02/01/29		178	$181,941
3.000%	03/01/29		84	85,417
3.000%	02/01/32		189	192,519
3.000%	02/01/32		165	168,322
3.000%	02/01/32		232	237,038
3.000%	03/01/32		170	173,210
3.000%	03/01/32		736	750,429
3.000%	03/01/32		337	343,500
3.000%	03/01/32		322	328,858
3.000%	05/01/32		264	269,589
3.000%	06/01/32		183	187,162
3.000%	06/01/32		2,367	2,414,409
3.000%	07/01/32		285	290,197
3.000%	07/01/32		1,162	1,187,891
3.000%	08/01/32		395	404,827
3.000%	09/01/32		105	106,921
3.000%	09/01/32		190	193,726
3.000%	09/01/32		87	88,691
3.000%	09/01/32		1,327	1,353,373
3.000%	09/01/42		1,035	1,040,237
3.000%	10/01/42		1,433	1,440,964
3.000%	10/01/42		794	798,691
3.000%	11/01/42		1,553	1,561,533
3.000%	12/01/42		539	542,395
3.000%	01/01/43		2,389	2,402,145
3.000%	07/01/43		312	313,489
3.000%	07/01/46		3,265	3,272,971
3.000%	12/01/46		7,714	7,718,386
3.000%	TBA	(tt)	5,100	5,194,629
3.000%	TBA	(tt)	2,500	2,546,387
3.500%	01/01/29		249	257,218
3.500%	10/01/30		369	381,775
3.500%	10/01/30		274	283,836
3.500%	11/01/30		937	971,250
3.500%	07/01/32		188	194,112
3.500%	08/01/33		255	263,538
3.500%	07/01/43		593	612,489
3.500%	08/01/43		36	36,721
3.500%	12/01/45		307	315,460
3.500%	11/01/46		179	184,893
3.500%	10/01/56		1,898	1,952,107
3.500%	TBA	(tt)	9,100	9,343,141
3.500%	TBA	(tt)	11,700	12,012,610
Federal National Mortgage Assoc., 12 Month LIBOR + 1.809%
3.555%(c)	12/01/40		502	524,763
Federal National Mortgage Assoc.
4.000%	11/01/31		131	137,748
4.000%	05/01/37		2,311	2,432,761
4.000%	11/01/40		186	196,127
4.000%	12/01/45		572	603,337
4.000%	03/01/46		1,909	2,014,269
4.000%	TBA	(tt)	5,700	5,960,712
4.500%	02/01/47		1,141	1,215,111
4.500%	07/01/25		1,128	1,189,618
4.500%	07/01/39		10	10,700
4.500%	11/01/39		88	94,460
4.500%	12/01/39		1,486	1,589,933

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	11/01/40	160	$172,420
4.500%	12/01/40	14	15,301
4.500%	12/01/40	87	93,120
4.500%	03/01/41	33	35,275
4.500%	04/01/41	67	72,147
4.500%	05/01/41	15	16,166
4.500%	05/01/41	77	82,710
4.500%	07/01/41	31	32,701
4.500%	08/01/41	12	13,205
4.500%	08/01/41	284	306,176
4.500%	09/01/41	23	24,862
4.500%	10/01/41	82	88,720
4.500%	01/01/42	237	253,573
4.500%	02/01/42	34	36,791
4.500%	03/01/42	61	65,147
4.500%	05/01/42	396	423,505
4.500%	06/01/42	80	85,163
4.500%	07/01/42	51	54,819
4.500%	09/01/42	1,054	1,134,790
4.500%	10/01/42	304	325,857
4.500%	10/01/42	140	149,342
4.500%	10/01/42	374	398,505
4.500%	08/01/44	141	150,246
4.500%	10/01/44	262	281,920
4.500%	06/01/46	131	139,578
4.500%	10/01/46	76	81,240
4.500%	11/01/46	75	79,994
4.500%	12/01/46	117	126,260
4.500%	01/01/47	94	101,393
4.500%	01/01/47	103	111,245
4.500%	02/01/47	104	111,549
4.500%	08/01/56	685	737,905
5.000%	07/01/35	197	213,536
5.000%	03/01/23	174	186,912
5.000%	09/01/25	437	469,117
5.000%	05/01/35	3	3,512
5.000%	06/01/39	7,624	8,277,305
5.000%	03/01/44	255	273,820
5.000%	06/01/44	100	107,283
5.000%	08/01/56	636	696,016
5.255%	08/01/41	209	226,005
5.500%	09/01/39	87	95,885
5.500%	04/01/34	941	1,041,722
5.500%	08/01/35	848	940,422
5.500%	04/01/39	769	859,445
5.625%	07/15/37	299	419,661
6.000%	07/01/39	341	378,365
6.434%	02/01/39	301	323,618
6.500%	10/01/37	967	1,092,443
6.500%	08/01/39	1,679	1,923,886
6.625%	11/15/30	150	210,946
7.250%	05/15/30	959	1,402,907
Government National Mortgage Assoc.
3.000%	06/20/42	480	485,939
3.000%	01/20/43	587	595,640
3.000%	08/20/45	485	489,746
3.000%	04/20/46	180	181,435
3.000%	09/20/46	1,053	1,064,076

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	09/20/46		591	$598,540
3.000%	12/20/46		2,119	2,139,965
3.000%	TBA	(tt)	17,750	17,910,859
3.500%	07/20/46		2,889	2,997,712
3.500%	11/20/41		1,430	1,486,095
3.500%	12/20/41		1,742	1,810,868
3.500%	02/20/43		2,577	2,678,726
3.500%	05/20/43		1,228	1,276,751
3.500%	04/20/46		46	47,331
3.500%	05/20/46		45	46,376
3.500%	05/20/46		694	719,466
3.500%	05/20/46		431	446,965
3.500%	05/20/46		331	343,366
3.500%	05/20/46		461	477,549
3.500%	05/20/46		45	46,847
3.500%	05/20/46		42	43,204
3.500%	05/20/46		36	37,407
3.500%	05/20/46		58	59,972
3.500%	05/20/46		27	27,996
3.500%	05/20/46		167	173,412
3.500%	06/20/46		38	39,137
3.500%	06/20/46		30	31,307
3.500%	06/20/46		140	145,079
3.500%	06/20/46		567	587,923
3.500%	06/20/46		47	48,631
3.500%	06/20/46		44	45,488
3.500%	06/20/46		1,704	1,767,348
3.500%	06/20/46		373	387,192
3.500%	TBA	(tt)	5,200	5,375,499
4.000%	04/20/46		701	735,549
4.000%	05/20/47		1,600	1,669,027
4.000%	10/20/40		172	180,939
4.000%	11/20/40		1,981	2,085,363
4.000%	01/20/41		1,777	1,869,989
4.000%	02/20/41		34	35,380
4.000%	03/20/41		703	740,185
4.000%	10/20/41		542	570,474
4.000%	05/20/42		148	154,861
4.000%	08/20/44		46	48,194
4.000%	10/20/44		333	350,133
4.000%	11/20/44		739	776,368
4.000%	12/20/44		19	19,592
4.000%	10/20/45		2,090	2,190,748
4.000%	01/15/47		141	146,903
4.000%	01/15/47		127	132,381
4.000%	01/20/47		1,717	1,791,225
4.000%	TBA	(tt)	100	104,242
4.500%	08/15/39		197	208,161
4.500%	09/15/39		829	874,321
4.500%	10/15/39		18	19,385
4.500%	10/15/39		63	66,089
4.500%	11/15/39		32	33,811
4.500%	11/15/39		59	61,910
4.500%	02/15/40		98	103,867
4.500%	03/15/40		120	127,252
4.500%	06/15/40		96	101,499
4.500%	06/15/40	(k)	830	878,478
4.500%	07/15/40		8	8,285

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	10/15/40		12	$13,096
4.500%	08/20/41		1,527	1,617,545
5.000%	11/15/33		9	9,862
5.000%	05/15/34		272	294,541
5.000%	06/15/40	(k)	137	148,095
6.000%	05/15/40		804	898,629
Tennessee Valley Authority, Sr. Unsec’d. Notes
4.250%	09/15/65		420	496,546

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $280,875,792)				280,153,042

U.S. TREASURY OBLIGATIONS — 11.9%
U.S. Treasury Bonds
2.250%	08/15/46		7,353	6,632,923
2.500%	02/15/45		1,335	1,272,683
2.500%	02/15/46		22,433	21,347,278
2.500%	05/15/46		1,215	1,155,769
2.750%	08/15/47		975	976,219
2.750%	11/15/47		8,928	8,942,647
2.875%	05/15/43		1,450	1,490,951
2.875%	08/15/45		1,539	1,578,317
2.875%	11/15/46		1,597	1,638,235
3.000%	11/15/44		1,892	1,987,265
3.000%	05/15/45		1,702	1,787,432
3.000%	11/15/45		6,988	7,338,765
3.000%	02/15/47		9,805	10,311,719
3.000%	05/15/47		1,597	1,679,033
3.125%	02/15/42		871	936,291
3.125%	02/15/43		1,814	1,948,845
3.125%	08/15/44		2,056	2,209,798
3.375%	05/15/44		868	974,025
3.625%	08/15/43		1,280	1,493,900
3.625%	02/15/44		1,452	1,697,195
3.750%	08/15/41		1,350	1,599,803
3.750%	11/15/43		1,771	2,110,188
3.875%	08/15/40		1,611	1,941,003
4.250%	11/15/40		1,370	1,739,900
4.375%	02/15/38		1,206	1,541,654
4.375%	05/15/40		544	701,419
4.375%	05/15/41		1,043	1,349,422
4.500%	02/15/36	(a)	18,629	23,982,655
4.625%	02/15/40		14,114	18,768,863
4.750%	02/15/41		1,450	1,968,205
5.000%	05/15/37		8,346	11,443,474
5.250%	11/15/28		897	1,137,894
5.250%	02/15/29		25	31,838
5.375%	02/15/31		500	664,355
6.125%	11/15/27		651	862,829
7.875%	02/15/21		1,198	1,411,207
U.S. Treasury Notes
0.750%	07/15/19		2,107	2,071,527
0.875%	06/15/19		1,360	1,340,981
1.000%	11/30/18		10,671	10,595,136
1.000%	10/15/19		3,036	2,989,748
1.000%	11/15/19		1,948	1,916,649
1.125%	01/31/19		3,626	3,598,380
1.125%	02/28/19		2,719	2,696,696

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (continued)
1.125%	02/28/21		2,567	$2,496,307
1.125%	06/30/21		3,030	2,934,366
1.125%	08/31/21		2,171	2,097,220
1.125%	09/30/21		1,628	1,570,829
1.250%	01/31/19		2,265	2,250,844
1.250%	04/30/19		3,396	3,369,071
1.250%	01/31/20		2,768	2,731,346
1.250%	10/31/21		2,075	2,010,156
1.375%	12/15/19		2,604	2,578,367
1.375%	01/15/20		2,023	2,002,138
1.375%	02/15/20		2,375	2,348,838
1.375%	02/29/20		4,074	4,028,008
1.375%	03/31/20		17,308	17,105,172
1.375%	04/30/20		186	183,697
1.375%	08/31/20		2,134	2,102,824
1.375%	09/30/20		2,395	2,358,514
1.375%	10/31/20		1,656	1,629,284
1.375%	01/31/21		2,272	2,228,690
1.375%	04/30/21		2,534	2,479,163
1.375%	06/30/23		2,417	2,308,990
1.500%	01/31/19		2,875	2,864,443
1.500%	05/31/19		2,589	2,576,055
1.500%	10/31/19		3,465	3,441,178
1.500%	04/15/20		25,865	25,624,536
1.500%	05/15/20		3,638	3,603,183
1.500%	02/28/23		3,045	2,938,306
1.500%	08/15/26		1,896	1,764,021
1.625%	03/31/19		2,462	2,454,787
1.625%	06/30/19		2,476	2,467,391
1.625%	07/31/19		3,494	3,481,170
1.625%	08/31/19		2,451	2,441,044
1.625%	12/31/19		2,411	2,398,380
1.625%	03/15/20		1,961	1,949,050
1.625%	11/15/22		1	975
1.625%	05/31/23		2,412	2,336,437
1.625%	10/31/23		1,741	1,680,813
1.625%	02/15/26		1,136	1,072,810
1.625%	05/15/26		3,333	3,139,646
1.750%	09/30/19		3,833	3,824,316
1.750%	12/31/20		2,066	2,051,635
1.750%	11/30/21		2,860	2,819,722
1.750%	02/28/22		12,210	12,023,034
1.750%	03/31/22		1,289	1,267,852
1.750%	04/30/22		539	529,715
1.750%	05/15/22		1,261	1,240,214
1.750%	09/30/22		1,883	1,845,266
1.750%	01/31/23		3,678	3,595,245
1.875%	12/31/19		13,522	13,517,774
1.875%	12/15/20		17,890	17,838,287
1.875%	01/31/22		2,685	2,657,101
1.875%	02/28/22		1,344	1,329,458
1.875%	03/31/22		2,357	2,330,392
1.875%	04/30/22		2,297	2,269,544
1.875%	07/31/22		2,952	2,911,987
1.875%	08/31/22		1,875	1,848,633
1.875%	09/30/22		2,065	2,035,074
2.000%	11/30/20		2,276	2,278,134
2.000%	11/15/21		3,009	3,000,067
2.000%	12/31/21		3,163	3,146,938
2.000%	11/30/22	(a)	2,867	2,840,906

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (continued)
2.000%	02/15/23		1,718	$1,700,350
2.000%	04/30/24		1,277	1,253,954
2.000%	02/15/25		4,789	4,681,435
2.000%	08/15/25		3,193	3,112,801
2.000%	11/15/26		1,174	1,136,553
2.125%	01/31/21		2,333	2,341,001
2.125%	06/30/22		31,888	31,829,455
2.125%	12/31/22		12,409	12,357,619
2.125%	11/30/23		2,467	2,446,859
2.125%	02/29/24		1,176	1,164,378
2.125%	03/31/24		1,695	1,677,719
2.125%	11/30/24		1,249	1,232,607
2.125%	05/15/25		38,079	37,497,403
2.250%	03/31/21		3,393	3,415,399
2.250%	12/31/23		1,375	1,372,476
2.250%	01/31/24		1,390	1,387,014
2.250%	11/15/24		3,917	3,896,803
2.250%	12/31/24		13,211	13,139,785
2.250%	11/15/25		2,804	2,779,355
2.250%	02/15/27		49,133	48,488,129
2.250%	08/15/27		1,931	1,903,845
2.250%	11/15/27	(a)	6,720	6,625,238
2.375%	08/15/24		31,541	31,642,029
2.375%	05/15/27		3,827	3,816,087
2.500%	08/15/23		1,920	1,946,025
2.500%	05/15/24		2,220	2,245,062
2.625%	11/15/20		3,072	3,127,440
2.750%	11/15/23		2,715	2,788,496
2.750%	02/15/24		2,337	2,398,346
3.375%	11/15/19		2,432	2,498,880
3.625%	02/15/20		2,665	2,760,461
3.625%	02/15/21		2,638	2,766,396
U.S. Treasury Strips Coupon
2.768%(s)	02/15/34		5,200	3,388,108

TOTAL U.S. TREASURY OBLIGATIONS (cost $634,622,339)				632,929,967

TOTAL LONG-TERM INVESTMENTS (cost $4,287,257,004)				4,704,330,257

			Shares
SHORT-TERM INVESTMENTS — 16.1%
AFFILIATED MUTUAL FUNDS — 15.7%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			634,111,552	634,111,552
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $199,192,311; includes $198,966,589 of cash collateral for securities on loan)(b)(w)			199,174,707	199,174,707

TOTAL AFFILIATED MUTUAL FUNDS (cost $833,303,863)				833,286,259

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS(n) — 0.4%
U.S. Treasury Bills
1.019%	01/04/18	(k)	6,640	$6,639,582
1.085%	01/25/18	(k)	7,990	7,983,721
1.089%	01/25/18	(k)	150	149,882
1.094%	01/11/18		80	79,976
1.145%	02/01/18	(k)	3,880	3,875,908
1.268%	02/15/18	(k)	160	159,758

TOTAL U.S. TREASURY OBLIGATIONS (cost $18,889,444)				18,888,827

TOTAL SHORT-TERM INVESTMENTS (cost $852,193,307)				852,175,086

TOTAL INVESTMENTS — 104.8% (cost $5,139,450,311)				5,556,505,343
Liabilities in excess of other assets(z) — (4.8)%				(252,788,473)

NET ASSETS — 100.0%				$5,303,716,870

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $6,106,214 and 0.1% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $193,679,809; cash collateral of $198,966,589 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2017.

(r)	Principal amount is less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $66,350,000 is 1.3% of net assets.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts and market value for forward commitment contracts held at reporting period end, with the exception of options which are included in total investments, net of written options, at market value:

FORWARD COMMITMENT CONTRACTS

U.S. Government Agency Obligation	Interest Rate	Maturity Date		Settlement Date	Principal Amount (000)	Value
Federal National Mortgage Assoc. (proceeds receivable $1,698,586)	3.000%	TBA	(tt)	01/11/18	$(1,700)	$(1,700,000)

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
7	20 Year U.S. Treasury Bonds	Mar. 2018	$1,067,767	$1,071,000	$3,233
2,572	Mini MSCI EAFE Index	Mar. 2018	256,749,900	263,051,300	6,301,400
886	Russell 2000 Mini Index	Mar. 2018	66,947,300	68,066,950	1,119,650
1,694	S&P 500 E-Mini Index	Mar. 2018	222,922,178	226,657,200	3,735,022

					11,159,305

Short Positions:
52	2 Year U.S. Treasury Notes	Mar. 2018	11,157,250	11,133,688	23,562
Short Positions (cont’d.):
5	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	830,664	838,281	(7,617)
					15,945

					$11,175,250

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Cash of $1,629,000 and securities with a combined market value of $18,882,179 have been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts as of December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,579,126,350	$1,402,644,234	$—
Preferred Stocks	8,836,939	17,509,982	—
Rights	—	8,537	—
Unaffiliated Exchange Traded Fund	28,791,074	—	—
Asset-Backed Securities
Automobiles	—	7,473,638	—
Consumer Loans	—	1,062,724	—
Credit Cards	—	2,996,556	—
Equipment	—	1,026,548	—
Home Equity Loans	—	2,098,811	—
Other	—	5,857,425	1,366,144
Residential Mortgage-Backed Securities	—	1,618,698	—
Bank Loans	—	44,774,932	4,740,070
Commercial Mortgage-Backed Securities	—	47,061,432	—
Corporate Bonds	—	570,114,272	—
Municipal Bonds	—	10,859,688	—
Residential Mortgage-Backed Securities	—	44,689,457	—
Sovereign Bonds	—	8,589,737	—
U.S. Government Agency Obligations	—	280,153,042	—
U.S. Treasury Obligations	—	651,818,794	—
Affiliated Mutual Funds	833,286,259	—	—
Other Financial Instruments*
Forward Commitment Contracts	—	(1,700,000)	—
Futures Contracts	11,175,250	—	—

Total	$2,461,215,872	$3,098,658,507	$6,106,214

*	Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (3.8% represents investments purchased with collateral from securities on loan)	15.7%
U.S. Treasury Obligations	12.3
Banks	7.6
U.S. Government Agency Obligations	5.3
Oil, Gas & Consumable Fuels	3.1

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry table (cont.)
Insurance	2.9%
Software	2.5
Pharmaceuticals	2.4
Internet Software & Services	2.1
Chemicals	1.8
Machinery	1.8
Media	1.7
IT Services	1.7
Food Products	1.5
Equity Real Estate Investment Trusts (REITs)	1.5
Semiconductors & Semiconductor Equipment	1.5
Biotechnology	1.4
Electric Utilities	1.4
Health Care Providers & Services	1.4
Beverages	1.3
Capital Markets	1.3
Hotels, Restaurants & Leisure	1.3
Aerospace & Defense	1.2
Technology Hardware, Storage & Peripherals	1.1
Diversified Telecommunication Services	1.1
Health Care Equipment & Supplies	1.1
Automobiles	1.0
Diversified Financial Services	0.9
Commercial Mortgage-Backed Securities	0.9
Residential Mortgage-Backed Securities	0.8
Specialty Retail	0.8
Electric	0.8
Tobacco	0.8
Food & Staples Retailing	0.8
Personal Products	0.8
Real Estate Management & Development	0.8
Metals & Mining	0.7
Household Durables	0.7
Oil & Gas	0.7
Pipelines	0.7
Real Estate Investment Trusts (REITs)	0.7
Commercial Services & Supplies	0.7
Electronic Equipment, Instruments & Components	0.6
Trading Companies & Distributors	0.6
Household Products	0.5
Unaffiliated Exchange Traded Funds	0.5
Multi-Utilities	0.5
Internet & Direct Marketing Retail	0.5
Construction & Engineering	0.5
Textiles, Apparel & Luxury Goods	0.5
Telecommunications	0.5
Electrical Equipment	0.4
Building Products	0.4
Construction Materials	0.4
Auto Manufacturers	0.4
Professional Services	0.4
Wireless Telecommunication Services	0.3
Diversified Consumer Services	0.3
Industrial Conglomerates	0.3
Transportation Infrastructure	0.3
Consumer Finance	0.3
Containers & Packaging	0.3
Air Freight & Logistics	0.3
Road & Rail	0.3
Auto Components	0.3
Retail	0.3
Healthcare-Services	0.2
Gas Utilities	0.2

Healthcare-Products	0.2%
Municipal Bonds	0.2
Energy Equipment & Services	0.2
Communications Equipment	0.2
Life Sciences Tools & Services	0.2
Thrifts & Mortgage Finance	0.2
Mortgage Real Estate Investment Trusts (REITs)	0.2
Independent Power & Renewable Electricity Producers	0.2
Agriculture	0.2
Sovereign Bonds	0.2
Gas	0.2
Computers	0.1
Other	0.1
Airlines	0.1
Commercial Services	0.1
Paper & Forest Products	0.1
Multiline Retail	0.1
Internet	0.1
Oil & Gas Services	0.1
Machinery-Diversified	0.1
Mining	0.1
Marine	0.1
Health Care Technology	0.1
Credit Cards	0.1
Distributors	0.1
Home Builders	0.1
Foods	0.1
Packaging & Containers	0.1
Home Equity Loans	0.1
Miscellaneous Manufacturing	0.1
Leisure Products	0.0	*
Electronics	0.0	*
Engineering & Construction	0.0	*
Transportation	0.0	*
Water Utilities	0.0	*
Semiconductors	0.0	*
Lodging	0.0	*
Consumer Loans	0.0	*
Equipment	0.0	*
Real Estate	0.0	*
Apparel	0.0	*
Building Materials	0.0	*
Leisure Time	0.0	*
Computer Services & Software	0.0	*
Iron/Steel	0.0	*
Technology Services	0.0	*
Machinery-Construction & Mining	0.0	*
Investment Companies	0.0	*
Food Service	0.0	*
Distribution/Wholesale	0.0	*
Entertainment	0.0	*
Oil & Gas Equipment & Services	0.0	*
Household Products/Wares	0.0	*
Consumer Products	0.0	*
Trucking & Leasing	0.0	*
Energy-Alternate Sources	0.0	*

	104.8
Liabilities in excess of other assets	(4.8)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$8,537		—	$—
Equity contracts	Due from/to broker — variation margin futures	11,156,072	*	—	—
Interest rate contracts	Due from/to broker — variation margin futures	26,795	*	Due from/to broker — variation margin futures	7,617	*

Total		$11,191,404			$7,617

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps
Equity contracts	$27,876	$67,401,866	$—
Interest rate contracts	—	(56,513)	132,480

Total	$27,876	$67,345,353	$132,480

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps
Equity contracts	$8,537	$14,745,822	$—
Interest rate contracts	—	3,147	(34,182)

	$8,537	$14,748,969	$(34,182)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Interest Rate Swap Agreements(2)
$453,807,876	$12,602,974	$9,038,000

(1)	Value at Trade Date.

(2)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$193,679,809	$(193,679,809)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $193,679,809:
Unaffiliated investments (cost $4,306,146,448)	$4,723,219,084
Affiliated investments (cost $833,303,863)	833,286,259
Foreign currency, at value (cost $253,385)	253,703
Deposit with broker for futures.	1,629,000
Receivable for investments sold	74,404,860
Dividends and interest receivable	14,254,748
Tax reclaim receivable	6,192,753
Receivable from affiliate	152,553
Receivable for fund share sold	850
Prepaid expenses	36,034

Total Assets	5,653,429,844

LIABILITIES:
Payable to broker for collateral for securities on loan	198,966,589
Payable for investments purchased	145,008,838
Forward commitment contracts, at value (proceeds receivable $1,698,586)	1,700,000
Due to broker-variation margin futures	1,379,669
Management fees payable	1,350,644
Accrued expenses and other liabilities	584,746
Payable for fund share repurchased	486,549
Distribution fee payable	217,943
Payable to custodian	17,241
Foreign withholding taxes payable	390
Affiliated transfer agent fee payable	365

Total Liabilities	349,712,974

NET ASSETS	$5,303,716,870

Net assets were comprised of:
Paid-in capital	$3,406,138,574
Retained earnings	1,897,578,296

Net assets, December 31, 2017	$5,303,716,870

Net asset value and redemption price per share, $5,303,716,870 / 357,123,256 outstanding shares of beneficial interest.	$14.85

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $4,598,243, of which $484,056 is reimbursable by an affiliate)	$66,434,979
Interest income	41,935,053
Affiliated dividend income	6,059,637
Income from securities lending, net (including affiliated income of $562,867)	1,120,229

115,549,898

EXPENSES
Management fees	33,216,617
Distribution fee	12,737,983
Custodian and accounting fees	1,364,181
Trustees’ fees	59,393
Audit fee	54,007
Legal fees and expenses	26,452
Shareholders’ reports	20,362
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,446
Miscellaneous	167,360

Total expenses	47,653,801

NET INVESTMENT INCOME (LOSS)	67,896,097

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(23,397))	298,540,484
Futures transactions	67,345,353
Swap agreements transactions	132,480
Foreign currency transactions	(84,202)

365,934,115

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(8,868))	322,926,501
Futures	14,748,969
Swap agreements	(34,182)
Foreign currencies	592,765

338,234,053

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	704,168,168

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$772,064,265

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$67,896,097	$63,560,525
Net realized gain (loss) on investment and foreign currency transactions	365,934,115	81,525,465
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	338,234,053	24,483,704

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	772,064,265	169,569,694

FUND SHARE TRANSACTIONS:
Fund share sold [4,468,011 and 62,829,452 shares, respectively]	60,771,107	763,409,892
Fund share repurchased [23,099,542 and 81,085,873 shares, respectively]	(320,636,264)	(962,560,850)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(259,865,157)	(199,150,958)

CAPITAL CONTRIBUTIONS	—	1,360,851

TOTAL INCREASE (DECREASE) IN NET ASSETS	512,199,108	(28,220,413)
NET ASSETS:
Beginning of year	4,791,517,762	4,819,738,175

End of year	$5,303,716,870	$4,791,517,762

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST PRESERVATION ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 91.4%		Value
AFFILIATED MUTUAL FUNDS	Shares
AST AB Global Bond Portfolio*	58,765,855	$638,197,189
AST AQR Emerging Markets Equity Portfolio*	622,574	7,981,396
AST AQR Large-Cap Portfolio*	17,201,360	315,128,918
AST BlackRock Low Duration Bond Portfolio*	3,362,670	36,115,072
AST BlackRock/Loomis Sayles Bond Portfolio*	13,958,968	190,400,325
AST ClearBridge Dividend Growth Portfolio*	9,503,056	167,538,874
AST Goldman Sachs Global Income Portfolio*	27,927,345	299,101,867
AST Goldman Sachs Large-Cap Value Portfolio*	2,827,409	87,875,880
AST Goldman Sachs Mid-Cap Growth Portfolio*	1,725,096	16,267,652
AST Goldman Sachs Small-Cap Value Portfolio*	1,988,052	47,216,231
AST Goldman Sachs Strategic Income Portfolio*	11,306,596	108,769,449
AST Government Money Market Portfolio	64,348,065	64,348,065
AST High Yield Portfolio*	8,862,649	89,246,880
AST Hotchkis & Wiley Large-Cap Value Portfolio*	3,919,375	116,640,594
AST International Growth Portfolio*	10,422,235	186,870,678
AST International Value Portfolio*	8,289,498	176,732,097
AST Jennison Large-Cap Growth Portfolio*	3,044,903	94,544,239
AST Loomis Sayles Large-Cap Growth Portfolio*	3,225,899	160,875,593
AST Lord Abbett Core Fixed Income Portfolio*	20,875,772	263,869,764
AST MFS Growth Portfolio*	3,827,971	90,761,186
AST MFS Large-Cap Value Portfolio*	7,663,806	154,042,496
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	276,183	9,641,541
AST Parametric Emerging Markets Equity Portfolio*	437,053	4,418,604
AST Prudential Core Bond Portfolio*	75,079,037	923,472,159
AST QMA International Core Equity Portfolio*	6,601,011	84,294,906
AST QMA Large-Cap Portfolio*	17,013,097	316,443,600
AST Small-Cap Growth Opportunities Portfolio*	1,836,232	36,394,127
AST Small-Cap Growth Portfolio*	853,143	37,973,417
AST Small-Cap Value Portfolio*	874,347	25,041,287
AST T. Rowe Price Large-Cap Growth Portfolio*	3,379,942	117,114,995
AST T. Rowe Price Large-Cap Value Portfolio*	7,625,553	115,450,865
AST Templeton Global Bond Portfolio*	131,266	1,443,930
AST WEDGE Capital Mid-Cap Value Portfolio*	378,445	9,756,324
AST Wellington Management Global Bond Portfolio*	70,455,342	750,349,390
AST Western Asset Core Plus Bond Portfolio*	48,497,506	621,253,054
AST Western Asset Emerging Markets Debt Portfolio*	2,707,094	30,860,866

	Shares	Value
TOTAL LONG-TERM INVESTMENTS (cost $5,471,903,509)(w)		$6,396,433,510

SHORT-TERM INVESTMENTS — 8.4%
AFFILIATED MUTUAL FUND — 8.2%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $572,290,076)(w)	572,290,076	572,290,076

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.2%
U.S. Treasury Bills (cost $10,970,222)
1.340%	03/15/18	11,000	10,971,509

TOTAL SHORT-TERM INVESTMENTS (cost $583,260,298)			583,261,585

TOTAL INVESTMENTS — 99.8% (cost $6,055,163,807)			6,979,695,095
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 0.2%			16,461,005

NET ASSETS — 100.0%			$6,996,156,100

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown is the effective yield at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
767	2 Year U.S. Treasury Notes	Mar. 2018	$164,556,640	$164,221,891	$(334,749)
1,228	10 Year U.S. Treasury Notes	Mar. 2018	153,154,242	152,329,563	(824,679)
116	CAC40 10 Euro	Jan. 2018	7,533,237	7,391,270	(141,967)
22	DAX Index	Mar. 2018	8,704,275	8,519,510	(184,765)
245	Euro STOXX 50 Index	Mar. 2018	10,545,312	10,268,106	(277,206)
38	FTSE 100 Index	Mar. 2018	3,784,300	3,918,721	134,421
12	Mini MSCI EAFE Index	Mar. 2018	1,210,654	1,227,300	16,646
202	Russell 2000 Mini Index	Mar. 2018	15,406,618	15,518,650	112,032
489	S&P 500 E-Mini Index	Mar. 2018	65,142,276	65,428,200	285,924
102	S&P 500 Index	Mar. 2018	67,670,315	68,238,000	567,685
174	TOPIX Index	Mar. 2018	27,662,417	28,059,286	396,869

					$(249,789)

A security with a market value of $10,971,509 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$6,968,723,586	$—	$—
U.S. Treasury Obligation	—	10,971,509	—
Other Financial Instruments*
Futures Contracts	(249,789)	—	—

Total	$6,968,473,797	$10,971,509	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Core Bond	54.8%
Large/Mid-Cap Growth	15.9
Ultra Short Bond	8.2
Large/Mid-Cap Value	7.0
International Value	3.7
International Growth	2.7
Large/Mid-Cap Blend	2.4

High Yield	1.3%
Small-Cap Growth	1.1
Small-Cap Value	1.0
Money Market	0.9
Emerging Markets	0.6
U.S. Treasury Obligation	0.2

99.8
Other assets in excess of liabilities	0.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$1,513,577	*	Due from/to broker — variation margin futures	$603,938	*
Interest rate contracts	—	—		Due from/to broker — variation margin futures	1,159,428	*

Total		$1,513,577			$1,763,366

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$33,260,432
Interest rate contracts	1,157,393

Total	$34,417,825

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$536,837
Interest rate contracts	(959,712)

Total	$(422,875)

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)
$504,180,269

(1)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value:
Affiliated investments (cost $6,044,193,585)	$6,968,723,586
Unaffiliated investments (cost $10,970,222)	10,971,509
Foreign currency, at value (cost $11,945,233)	12,056,674
Receivable for investments sold	13,465,000
Receivable for fund share sold	922,761
Prepaid expenses	4,437

Total Assets	7,006,143,967

LIABILITIES:
Payable for investments purchased	8,505,000
Due to broker-variation margin futures	447,383
Management fees payable	404,032
Deposit due to broker-futures	317,356
Payable for fund share repurchased	214,579
Accrued expenses and other liabilities	99,052
Affiliated transfer agent fee payable	365
Deferred trustees’ fees	100

Total Liabilities	9,987,867

NET ASSETS	$6,996,156,100

Net assets were comprised of:
Paid-in capital	$4,113,883,674
Retained earnings	2,882,272,426

Net assets, December 31, 2017	$6,996,156,100

Net asset value and redemption price per share, $6,996,156,100 / 432,171,486 outstanding shares of beneficial interest	$16.19

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Affiliated dividend income	$6,636,048

EXPENSES
Management fees	10,362,073
Custodian and accounting fees	349,885
Trustees’ fees	76,704
Legal fees and expenses	31,729
Audit fee	27,294
Shareholders’ reports	6,668
Transfer agent’s fees and expenses (including affiliated expense of $2,498)	6,447
Miscellaneous	35,003

Total expenses	10,895,803
Less: management fee waivers and/or expense reimbursement	(123,084)

Net expenses	10,772,719

NET INVESTMENT INCOME (LOSS)	(4,136,671)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $337,711,797)	337,755,218
Futures transactions	34,417,825
Foreign currency transactions	1,175,404

373,348,447

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $317,175,047)	291,964,743
Futures	(422,875)
Foreign currencies	525,060

292,066,928

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	665,415,375

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$661,278,704

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$(4,136,671)	$(7,664,711)
Net realized gain (loss) on investment and foreign currency transactions	373,348,447	246,817,833
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	292,066,928	110,262,595

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	661,278,704	349,415,717

FUND SHARE TRANSACTIONS:
Fund share sold [2,748,732 and 23,261,415 shares, respectively]	42,772,419	327,421,446
Net asset value of shares issued in merger [32,096,143 and 0 shares, respectively]	489,790,149	—
Fund share repurchased [51,622,338 and 60,772,010 shares, respectively]	(799,215,163)	(856,722,303)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(266,652,595)	(529,300,857)

TOTAL INCREASE (DECREASE) IN NET ASSETS	394,626,109	(179,885,140)
NET ASSETS:
Beginning of year	6,601,529,991	6,781,415,131

End of year	$6,996,156,100	$6,601,529,991

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 87.7%		Value
COMMON STOCKS — 63.0%	Shares
Aerospace & Defense — 1.2%
AAR Corp.	18,800	$738,648
Boeing Co. (The)	128,300	37,836,953
Curtiss-Wright Corp.	243,800	29,707,030
Ducommun, Inc.*	17,400	495,030
Engility Holdings, Inc.*	30,900	876,633
Esterline Technologies Corp.*	57,100	4,265,370
Huntington Ingalls Industries, Inc.	213,541	50,331,614
Lockheed Martin Corp.	203,700	65,397,885
Moog, Inc. (Class A Stock)*	39,800	3,456,630
MTU Aero Engines AG (Germany)	59,734	10,674,128
Northrop Grumman Corp.	17,500	5,370,925
Safran SA (France)	46,411	4,787,077
Spirit AeroSystems Holdings, Inc. (Class A Stock)	266,900	23,287,025
Vectrus, Inc.*	42,700	1,317,295
Wesco Aircraft Holdings, Inc.*	154,100	1,140,340

		239,682,583

Air Freight & Logistics — 0.1%
Deutsche Post AG (Germany)	238,075	11,316,521
Royal Mail PLC (United Kingdom)	975,108	5,957,509

		17,274,030

Airlines — 0.2%
Air New Zealand Ltd. (New Zealand)	994,710	2,246,005
AirAsia Bhd (Malaysia)	1,122,200	928,960
ANA Holdings, Inc. (Japan)	17,900	746,726
Deutsche Lufthansa AG (Germany)	437,842	16,079,139
Finnair OYJ (Finland)	15,725	241,855
Hawaiian Holdings, Inc.(a)	132,500	5,280,125
International Consolidated Airlines Group SA (United Kingdom)	554,211	4,802,848
Japan Airlines Co. Ltd. (Japan)	17,900	699,350
JetBlue Airways Corp.*	318,900	7,124,226
Turk Hava Yollari AO (Turkey)*	378,592	1,567,245

		39,716,479

Auto Components — 0.5%
Adient PLC	70,600	5,556,220
Aisin Seiki Co. Ltd. (Japan)	35,200	1,971,995
BorgWarner, Inc.	224,500	11,469,705
Cooper-Standard Holdings, Inc.*	78,000	9,555,000
Dana, Inc.	818,500	26,200,185
Denso Corp. (Japan)	65,800	3,941,997
Dometic Group AB (Sweden), 144A	41,029	417,881
Faurecia (France)	223,866	17,446,973
Keihin Corp. (Japan)	75,900	1,541,498
Koito Manufacturing Co. Ltd. (Japan)	15,800	1,106,211
KYB Corp. (Japan)	10,200	593,701
Leoni AG (Germany)	14,216	1,059,252
Motherson Sumi Systems Ltd. (India)	17,364	103,043
NGK Spark Plug Co. Ltd. (Japan)	22,000	533,221
Stanley Electric Co. Ltd. (Japan)	82,000	3,317,925
Tenneco, Inc.	99,000	5,795,460
Tower International, Inc.	48,100	1,469,455
TS Tech Co. Ltd. (Japan)	81,700	3,352,298
Unipres Corp. (Japan)	192,400	5,161,374

		100,593,394

COMMON STOCKS (continued)	Shares	Value
Automobiles — 0.9%
Bajaj Auto Ltd. (India)	21,136	$1,102,759
Daimler AG (Germany)	146,828	12,415,811
Ferrari NV (Italy)	44,753	4,689,220
Fiat Chrysler Automobiles NV (United Kingdom)*	161,895	2,890,354
Ford Motor Co.	2,466,500	30,806,585
Ford Otomotiv Sanayi A/S (Turkey)	65,019	1,033,044
Geely Automobile Holdings Ltd. (China)	453,000	1,560,314
General Motors Co.	559,700	22,942,103
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	488,000	1,152,671
Honda Motor Co. Ltd. (Japan)	265,500	9,060,851
Isuzu Motors Ltd. (Japan)	76,800	1,282,351
Mahindra & Mahindra Ltd. (India)	22,926	269,342
Maruti Suzuki India Ltd. (India)	1,534	233,581
Peugeot SA (France)	74,470	1,512,574
Suzuki Motor Corp. (Japan)	110,000	6,367,202
Thor Industries, Inc.	385,100	58,042,272
Tofas Turk Otomobil Fabrikasi A/S (Turkey)	3,402	29,607
Toyota Motor Corp. (Japan)	358,100	22,821,714
Volkswagen AG (Germany)	4,487	905,515
Yamaha Motor Co. Ltd. (Japan)	38,600	1,264,470

		180,382,340

Banks — 5.2%
ABN AMRO Group NV (Netherlands), CVA, 144A	606,594	19,557,068
Agricultural Bank of China Ltd. (China) (Class H Stock)	7,639,000	3,550,147
AIB Group PLC (Ireland)	112,622	741,757
Akbank Turk A/S (Turkey)	290,053	752,746
Aozora Bank Ltd. (Japan)	184,000	7,139,626
Associated Banc-Corp.	575,800	14,625,320
BancFirst Corp.	34,300	1,754,445
Banco Bradesco SA (Brazil)	25,270	244,236
Banco Santander SA (Spain)	109,269	716,391
Bancorp, Inc. (The)*	65,700	649,116
BancorpSouth Bank	148,600	4,673,470
Bank Hapoalim BM (Israel)	237,033	1,740,716
Bank Leumi Le-Israel BM (Israel)	611,962	3,683,522
Bank Negara Indonesia Persero Tbk PT (Indonesia)	853,000	622,289
Bank of America Corp.	4,036,300	119,151,576
Bank of China Ltd. (China) (Class H Stock)	7,294,000	3,572,136
Bank of Communications Co. Ltd. (China) (Class H Stock)	2,733,000	2,022,838
Bank of East Asia Ltd. (The) (Hong Kong)	282,000	1,219,569
Bank of Montreal (Canada)	6,600	528,158
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	85,900	3,117,311
Bank of Queensland Ltd. (Australia)	247,179	2,444,910
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	244,500	65,615
Bankinter SA (Spain)	146,574	1,386,543
BankUnited, Inc.	85,400	3,477,488
Berkshire Hills Bancorp, Inc.	43,100	1,577,460
BNK Financial Group, Inc. (South Korea)	55,733	489,829
Brookline Bancorp, Inc.	146,100	2,293,770
CaixaBank SA (Spain)	497,895	2,314,619

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Canadian Imperial Bank of Commerce (Canada)	9,900	$965,112
Cathay General Bancorp	347,700	14,662,509
Central Pacific Financial Corp.	50,900	1,518,347
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	922,000	577,171
China Construction Bank Corp. (China) (Class H Stock)	6,578,000	6,055,396
China Merchants Bank Co. Ltd. (China) (Class H Stock)	266,000	1,053,111
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	612,500	612,118
Chongqing Rural Commercial Bank Co. Ltd. (China) (Class H Stock)	766,000	539,501
Citigroup, Inc.	797,200	59,319,652
Citizens Financial Group, Inc.	91,600	3,845,368
Commonwealth Bank of Australia (Australia)	248,072	15,481,801
CTBC Financial Holding Co. Ltd. (Taiwan)	480,920	330,588
Customers Bancorp, Inc.*	47,000	1,221,530
CYBG PLC (United Kingdom)*	123,457	565,036
Danske Bank A/S (Denmark)	297,621	11,584,004
DBS Group Holdings Ltd. (Singapore)	304,600	5,633,968
DGB Financial Group, Inc. (South Korea)	57,832	569,079
DNB ASA (Norway)	136,297	2,523,050
Dubai Islamic Bank PJSC (United Arab Emirates)	118,955	200,166
East West Bancorp, Inc.	556,445	33,848,549
Enterprise Financial Services Corp.	35,300	1,593,795
FB Financial Corp.*	12,600	529,074
Fidelity Southern Corp.	15,756	343,481
Financial Institutions, Inc.	27,800	864,580
FinecoBank Banca Fineco SpA (Italy)	236,386	2,414,584
First BanCorp. (Puerto Rico)*	439,400	2,240,940
First Busey Corp.	36,400	1,089,816
First Citizens BancShares, Inc. (Class A Stock)	10,500	4,231,500
First Commonwealth Financial Corp.	46,500	665,880
First Community Bancshares, Inc.	17,300	497,029
First Financial Bancorp	41,000	1,080,350
First Financial Corp.	15,400	698,390
First Financial Holding Co. Ltd. (Taiwan)	1,070,000	701,917
First International Bank of Israel Ltd. (Israel)	79,063	1,638,945
First Interstate BancSystem, Inc. (Class A Stock)	76,500	3,063,825
First Merchants Corp.	14,700	618,282
Fulton Financial Corp.	397,100	7,108,090
Great Southern Bancorp, Inc.	12,300	635,295
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	240,900	1,322,331
Grupo Financiero Inbursa SAB de CV (Mexico) (Class O Stock)	32,800	53,698
Grupo Financiero Santander Mexico SAB de CV (Mexico) (Class B Stock)	184,100	269,186
Hana Financial Group, Inc. (South Korea)	34,831	1,618,995
Hancock Holding Co.	468,500	23,190,750
Hang Seng Bank Ltd. (Hong Kong)	440,200	10,920,892
Heartland Financial USA, Inc.	40,200	2,156,730
Heritage Commerce Corp.	28,500	436,620
Hilltop Holdings, Inc.	203,200	5,147,056

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Hong Leong Bank Bhd (Malaysia)	10,400	$43,678
Hope Bancorp, Inc.	134,800	2,460,100
HSBC Holdings PLC (United Kingdom)	2,395,626	24,742,147
IBERIABANK Corp.	61,100	4,735,250
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	7,421,000	5,948,930
Industrial Bank of Korea (South Korea)	175,972	2,699,305
ING Groep NV (Netherlands)	538,543	9,885,863
International Bancshares Corp.	213,300	8,468,010
Intesa Sanpaolo SpA (Italy)	2,354,322	7,811,290
Intesa Sanpaolo SpA (Italy), RSP	142,593	454,599
Japan Post Bank Co. Ltd. (Japan)	191,100	2,481,957
JPMorgan Chase & Co.	1,441,900	154,196,786
Jyske Bank A/S (Denmark)	10,494	596,656
KB Financial Group, Inc. (South Korea)	36,738	2,174,269
KBC Group NV (Belgium)	234,633	19,993,824
Lloyds Banking Group PLC (United Kingdom)	28,068,903	25,738,645
Masraf Al Rayan QSC (Qatar)	34,220	348,404
Mebuki Financial Group, Inc. (Japan)	518,100	2,188,740
Mediobanca SpA (Italy)	1,518,208	17,202,367
MidWestOne Financial Group, Inc.	14,900	499,597
Mizrahi Tefahot Bank Ltd. (Israel)	69,854	1,286,720
Moneta Money Bank A/S (Czech Republic), 144A	13,310	51,501
National Bank Holdings Corp. (Class A Stock)	22,600	732,918
National Bank of Canada (Canada)	9,900	493,976
Nishi-Nippon Financial Holdings, Inc. (Japan)	20,000	238,648
OFG Bancorp (Puerto Rico)(a)	82,800	778,320
Oversea-Chinese Banking Corp. Ltd. (Singapore)	2,080,400	19,219,225
PacWest Bancorp	566,871	28,570,298
PNC Financial Services Group, Inc. (The)	216,800	31,282,072
Preferred Bank	25,000	1,469,500
QCR Holdings, Inc.	20,200	865,570
Renasant Corp.	8,200	335,298
Republic Bancorp, Inc. (Class A Stock)	9,500	361,190
Resona Holdings, Inc. (Japan)	348,600	2,077,228
Sandy Spring Bancorp, Inc.	8,600	335,572
Sberbank of Russia PJSC (Russia), ADR	80,429	1,361,663
Shinhan Financial Group Co. Ltd. (South Korea)	48,388	2,233,456
Signature Bank*	18,400	2,525,584
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	796,314	9,350,631
Spar Nord Bank A/S (Denmark)	81,760	949,295
SpareBank 1 SMN (Norway)	123,391	1,238,719
Standard Bank Group Ltd. (South Africa)	35,577	560,175
Sumitomo Mitsui Financial Group, Inc. (Japan)	182,500	7,866,574
SVB Financial Group*	153,800	35,953,826
Synovus Financial Corp.	537,300	25,758,162
Taiwan Cooperative Financial Holding Co. Ltd. (Taiwan)	218,360	121,688
TCF Financial Corp.	834,700	17,111,350
Texas Capital Bancshares, Inc.*	44,900	3,991,610
Toronto-Dominion Bank (The) (Canada)	8,800	515,609

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
TriState Capital Holdings, Inc.*	44,700	$1,028,100
Triumph Bancorp, Inc.*	13,300	418,950
Turkiye Garanti Bankasi A/S (Turkey)	636,967	1,799,969
Turkiye Is Bankasi (Turkey) (Class C Stock)	881,961	1,619,447
Turkiye Vakiflar Bankasi TAO (Turkey) (Class D Stock)	370,220	660,344
Umpqua Holdings Corp.	618,500	12,864,800
Unicaja Banco SA (Spain), 144A*	154,870	243,830
United Community Banks, Inc.	149,900	4,218,186
United Overseas Bank Ltd. (Singapore)	231,400	4,561,593
VTB Bank PJSC (Russia)	954,420,000	782,699
VTB Bank PJSC (Russia), GDR	15,618	28,581
Wells Fargo & Co.	1,446,900	87,783,423
Wintrust Financial Corp.	367,900	30,303,923
Woori Bank (South Korea)	150,635	2,214,392
Yapi ve Kredi Bankasi A/S (Turkey)*	505,648	578,198

		1,079,763,988

Beverages — 1.0%
Ambev SA (Brazil)	44,800	287,403
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	84,000	16,052,400
Britvic PLC (United Kingdom)	763,418	8,378,043
Cia Cervecerias Unidas SA (Chile)	4,106	61,567
Coca-Cola Co. (The)	1,141,800	52,385,784
Coca-Cola Femsa SAB de CV (Mexico) (Class L Stock)	36,200	252,521
Coca-Cola HBC AG (Switzerland)*	179,062	5,847,807
Diageo PLC (United Kingdom)	238,194	8,730,831
Kirin Holdings Co. Ltd. (Japan)	74,400	1,874,986
National Beverage Corp.(a)	18,700	1,822,128
PepsiCo, Inc.	818,318	98,132,695
Pernod Ricard SA (France)	29,396	4,649,110
Royal Unibrew A/S (Denmark)	6,676	399,857
Stock Spirits Group PLC (United Kingdom)	384,326	1,393,571

		200,268,703

Biotechnology — 1.5%
AbbVie, Inc.	1,070,700	103,547,397
Acorda Therapeutics, Inc.*	45,100	967,395
Alexion Pharmaceuticals, Inc.*	36,900	4,412,871
AMAG Pharmaceuticals, Inc.*(a)	164,100	2,174,325
Amgen, Inc.	191,100	33,232,290
Biogen, Inc.*	47,500	15,132,075
BioSpecifics Technologies Corp.*	20,100	870,933
Bioverativ, Inc.*	462,400	24,932,608
Catalyst Pharmaceuticals, Inc.*	107,300	419,543
Celgene Corp.*	253,100	26,413,516
Concert Pharmaceuticals, Inc.*	44,000	1,138,280
CytomX Therapeutics, Inc.*	24,000	506,640
Eagle Pharmaceuticals, Inc.*(a)	83,900	4,481,938
Enanta Pharmaceuticals, Inc.*	14,800	868,464
Exact Sciences Corp.*	63,300	3,325,782
Exelixis, Inc.*	93,400	2,839,360
FibroGen, Inc.*	132,900	6,299,460
Genomic Health, Inc.*	60,706	2,076,145
Gilead Sciences, Inc.	496,300	35,554,932
Halozyme Therapeutics, Inc.*(a)	405,700	8,219,482
Ligand Pharmaceuticals, Inc.*(a)	24,000	3,286,320

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
MiMedx Group, Inc.*(a)	405,200	$5,109,572
PDL BioPharma, Inc.*(a)	154,400	423,056
Retrophin, Inc.*	95,200	2,005,864
Sangamo Therapeutics, Inc.*(a)	55,500	910,200
United Therapeutics Corp.*(a)	77,900	11,525,305
Vanda Pharmaceuticals, Inc.*	232,200	3,529,440
Xencor, Inc.*(a)	23,500	515,120

		304,718,313

Building Products — 0.2%
American Woodmark Corp.*	5,100	664,275
Assa Abloy AB (Sweden) (Class B Stock)	19,084	395,639
Builders FirstSource, Inc.*	179,000	3,900,410
Continental Building Products, Inc.*	186,600	5,252,790
Gibraltar Industries, Inc.*	20,800	686,400
GWA Group Ltd. (Australia)	239,836	530,279
Kingspan Group PLC (Ireland)	81,563	3,573,918
NCI Building Systems, Inc.*	117,300	2,263,890
Nichias Corp. (Japan)	414,000	5,501,537
Patrick Industries, Inc.*	51,000	3,541,950
PGT Innovations, Inc.*	83,800	1,412,030
Rockwool International A/S (Denmark) (Class B Stock)	4,575	1,296,044
Sanwa Holdings Corp. (Japan)	117,500	1,614,741
Takasago Thermal Engineering Co. Ltd. (Japan)	151,700	2,773,928
Universal Forest Products, Inc.	159,700	6,007,914

		39,415,745

Capital Markets — 1.6%
3i Group PLC (United Kingdom)	747,100	9,197,616
Affiliated Managers Group, Inc.	28,200	5,788,050
Amundi SA (France), 144A	8,363	708,301
Ashmore Group PLC (United Kingdom)	52,569	286,457
BGC Partners, Inc. (Class A Stock)	194,900	2,944,939
Brewin Dolphin Holdings PLC (United Kingdom)	46,252	242,590
China Cinda Asset Management Co. Ltd. (China) (Class H Stock)	1,461,000	533,462
China Everbright Ltd. (China)	220,000	490,832
China Huarong Asset Management Co. Ltd. (China) (Class H Stock), 144A	996,000	469,461
CI Financial Corp. (Canada)	19,900	471,299
Close Brothers Group PLC (United Kingdom)	85,873	1,677,791
Deutsche Beteiligungs AG (Germany)	4,149	233,711
Donnelley Financial Solutions, Inc.*	213,700	4,165,013
Eaton Vance Corp.	30,300	1,708,617
Evercore, Inc. (Class A Stock)	135,700	12,213,000
Federated Investors, Inc. (Class B Stock)(a)	97,700	3,525,016
Haitong International Securities Group Ltd. (Hong Kong)	426,000	242,305
Hargreaves Lansdown PLC (United Kingdom)	56,275	1,366,680
Houlihan Lokey, Inc.	123,200	5,596,976
IG Group Holdings PLC (United Kingdom)	389,796	3,774,019
Intermediate Capital Group PLC (United Kingdom)	131,482	2,030,191
INTL. FCStone, Inc.*	32,600	1,386,478

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Invesco Ltd.	704,100	$25,727,814
Investec PLC (South Africa)	82,670	595,243
Janus Henderson Group PLC (United Kingdom)	188,600	7,215,836
Julius Baer Group Ltd. (Switzerland)*	30,960	1,893,268
Jupiter Fund Management PLC (United Kingdom)	473,235	4,004,264
London Stock Exchange Group PLC (United Kingdom)	50,146	2,564,802
Macquarie Group Ltd. (Australia)	270,657	20,933,936
Man Group PLC (United Kingdom)	253,369	705,035
MarketAxess Holdings, Inc.	24,900	5,023,575
Morgan Stanley	286,200	15,016,914
MSCI, Inc.	263,900	33,393,906
Natixis SA (France)	1,526,620	12,057,996
Northern Trust Corp.	108,600	10,848,054
Partners Group Holding AG (Switzerland)(a)	27,254	18,674,258
PJT Partners, Inc. (Class A Stock)(a)	12,000	547,200
Raymond James Financial, Inc.	91,400	8,162,020
S&P Global, Inc.	365,000	61,831,000
Schroders PLC (United Kingdom)	38,572	1,825,851
SEI Investments Co.	301,500	21,665,790
State Street Corp.	98,800	9,643,868
Stifel Financial Corp.	42,500	2,531,300
T. Rowe Price Group, Inc.	59,100	6,201,363
Vontobel Holding AG (Switzerland)	4,000	252,153
Yuanta Financial Holding Co. Ltd. (Taiwan)	3,708,000	1,714,664

		332,082,914

Chemicals — 1.9%
A Schulman, Inc.	17,900	666,775
AdvanSix, Inc.*	72,512	3,050,580
Air Products & Chemicals, Inc.	355,100	58,264,808
Arkema SA (France)	9,830	1,196,846
Asahi Kasei Corp. (Japan)	38,700	498,046
Ashland Global Holdings, Inc.	149,500	10,644,400
BASF SE (Germany)	140,064	15,355,376
Cabot Corp.	129,800	7,994,382
Chemours Co. (The)	1,374,500	68,807,470
China Lumena New Materials Corp. (China)*^	3,944,000	5,048
Covestro AG (Germany), 144A	206,194	21,231,016
Formosa Chemicals & Fibre Corp. (Taiwan)	82,000	282,900
Formosa Plastics Corp. (Taiwan)	160,000	529,421
Hanwha Chemical Corp. (South Korea)	91,676	2,704,586
Huntsman Corp.	66,500	2,213,785
Hyosung Corp. (South Korea)	4,236	551,377
Ingevity Corp.*	78,300	5,517,801
Innophos Holdings, Inc.	38,100	1,780,413
Kaneka Corp. (Japan)	44,000	401,040
KMG Chemicals, Inc.	16,600	1,096,928
Koppers Holdings, Inc.*	55,200	2,809,680
Kuraray Co. Ltd. (Japan)	29,700	559,190
LG Chem Ltd. (South Korea)	2,643	999,412
Lotte Chemical Corp. (South Korea)	10,141	3,482,125
LyondellBasell Industries NV (Class A Stock)	594,500	65,585,240
Minerals Technologies, Inc.	23,900	1,645,515
Mitsubishi Chemical Holdings Corp. (Japan)	1,945,800	21,290,811

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
Mitsubishi Gas Chemical Co., Inc. (Japan)	25,800	$738,782
Mitsui Chemicals, Inc. (Japan)	375,800	12,050,955
Nan Ya Plastics Corp. (Taiwan)	131,000	342,266
Nissan Chemical Industries Ltd. (Japan)	13,200	525,818
Olin Corp.	659,100	23,450,778
Petronas Chemicals Group Bhd (Malaysia)	50,700	96,371
PhosAgro PJSC (Russia), GDR	3,328	51,085
PolyOne Corp.	505,300	21,980,550
PTT Global Chemical PCL (Thailand)	498,000	1,284,311
Sinopec Shanghai Petrochemical Co. Ltd. (China) (Class H Stock)	966,000	549,149
Stepan Co.	30,000	2,369,100
Sumitomo Chemical Co. Ltd. (Japan)	322,000	2,304,119
Teijin Ltd. (Japan)	713,700	15,858,347
Tosoh Corp. (Japan)	378,400	8,536,780
Ube Industries Ltd. (Japan)	16,700	489,202
Westlake Chemical Corp.	67,700	7,212,081

		397,004,665

Commercial Services & Supplies — 0.4%
Bravida Holding AB (Sweden), 144A	99,593	665,296
Brink’s Co. (The)	151,200	11,899,440
Dai Nippon Printing Co. Ltd. (Japan)	40,000	890,530
Deluxe Corp.(a)	73,600	5,655,424
Derichebourg SA (France)	55,815	609,323
Downer EDI Ltd. (Australia)	678,062	3,647,766
Ennis, Inc.	68,800	1,427,600
Herman Miller, Inc.	428,000	17,141,400
Kimball International, Inc. (Class B Stock)	19,900	371,533
Kokuyo Co. Ltd. (Japan)	202,000	3,744,767
Loomis AB (Sweden) (Class B Stock)	22,326	937,366
Pitney Bowes, Inc.	625,800	6,996,444
Prosegur Cia de Seguridad SA (Spain)	41,793	327,869
Quad/Graphics, Inc.	86,500	1,954,900
Rentokil Initial PLC (United Kingdom)	2,322,791	9,951,196
SmartGroup Corp. Ltd. (Australia)	154,823	1,309,393
SP Plus Corp.*	54,900	2,036,790
Steelcase, Inc. (Class A Stock)	293,400	4,459,680
Toppan Printing Co. Ltd. (Japan)	82,000	740,716

		74,767,433

Communications Equipment — 0.3%
ADTRAN, Inc.	127,500	2,467,125
ARRIS International PLC*	991,900	25,481,911
Comtech Telecommunications Corp.	16,200	358,344
Extreme Networks, Inc.*	128,000	1,602,560
Harris Corp.	104,000	14,731,600
NetScout Systems, Inc.*	92,300	2,810,535
Plantronics, Inc.	192,600	9,703,188
Viavi Solutions, Inc.*	133,500	1,166,790

		58,322,053

Construction & Engineering — 0.7%
AECOM*	302,200	11,226,730
Argan, Inc.	99,800	4,491,000
China Railway Construction Corp. Ltd. (China) (Class H Stock)	53,000	61,362
China Railway Group Ltd. (China) (Class H Stock)	112,000	82,700

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Construction & Engineering (continued)
CIMIC Group Ltd. (Australia)	128,248	$5,129,337
Costain Group PLC (United Kingdom)	89,581	563,754
Daelim Industrial Co. Ltd. (South Korea)	7,444	572,975
EMCOR Group, Inc.	452,500	36,991,875
Galliford Try PLC (United Kingdom)	14,751	255,487
Kajima Corp. (Japan)	1,175,000	11,289,285
KBR, Inc.(a)	484,600	9,609,618
MasTec, Inc.*	267,400	13,089,230
Nishimatsu Construction Co. Ltd. (Japan)	8,300	232,213
Obayashi Corp. (Japan)	1,542,600	18,634,809
Penta-Ocean Construction Co. Ltd. (Japan)	37,100	276,409
Primoris Services Corp.	22,700	617,213
Shimizu Corp. (Japan)	37,600	387,804
Taisei Corp. (Japan)	199,300	9,911,369
Valmont Industries, Inc.	69,800	11,576,330
Vinci SA (France)	79,775	8,144,338

		143,143,838

Construction Materials — 0.0%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	33,500	157,240
Brickworks Ltd. (Australia)	21,293	246,267
CSR Ltd. (Australia)	95,256	352,172
Grasim Industries Ltd. (India)	4,869	88,776
Siam Cement PCL (The) (Thailand)	68,000	1,021,200
United States Lime & Minerals, Inc.	5,900	454,890

		2,320,545

Consumer Finance — 0.7%
American Express Co.	126,800	12,592,508
Bajaj Finance Ltd. (India)	27,434	753,153
Capital One Financial Corp.	703,400	70,044,572
Cembra Money Bank AG (Switzerland)*	23,623	2,200,761
Credit Saison Co. Ltd. (Japan)	29,200	530,252
Enova International, Inc.*(a)	28,600	434,720
Green Dot Corp. (Class A Stock)*	173,600	10,461,136
Navient Corp.(a)	1,953,600	26,021,952
Nelnet, Inc. (Class A Stock)	33,427	1,831,131
Resurs Holding AB (Switzerland), 144A	53,678	381,032
Santander Consumer USA Holdings, Inc.	631,200	11,752,944

		137,004,161

Containers & Packaging — 0.2%
Greif, Inc. (Class A Stock)	217,000	13,145,860
Klabin SA (Brazil), UTS	15,900	84,363
Owens-Illinois, Inc.*	1,127,600	24,998,892

		38,229,115

Distributors — 0.1%
Canon Marketing Japan, Inc. (Japan)	37,500	1,012,204
Inchcape PLC (United Kingdom)	358,327	3,774,770
LKQ Corp.*	143,500	5,836,145
Pool Corp.	24,400	3,163,460

		13,786,579

Diversified Consumer Services — 0.1%
American Public Education, Inc.*	19,600	490,980
Capella Education Co.	3,800	294,120
Grand Canyon Education, Inc.*	91,800	8,218,854
InvoCare Ltd. (Australia)	21,666	271,164

COMMON STOCKS (continued)	Shares	Value
Diversified Consumer Services (continued)
Service Corp. International(a)	495,200	$18,480,864

		27,755,982

Diversified Financial Services — 0.4%
Aker ASA (Norway) (Class A Stock)	13,003	638,782
Ayala Corp. (Philippines)	6,970	141,687
Banca Mediolanum SpA (Italy)	36,126	312,369
Berkshire Hathaway, Inc. (Class B Stock)*	261,686	51,871,399
Cannae Holdings, Inc.*	80,100	1,364,103
Chailease Holding Co. Ltd. (Taiwan)	199,000	577,251
Challenger Ltd. (Australia)	80,577	878,732
FirstRand Ltd. (South Africa)	91,121	493,292
Fubon Financial Holding Co. Ltd. (Taiwan)	1,155,000	1,963,460
Haci Omer Sabanci Holding A/S (Turkey)	317,509	930,192
KBC Ancora (Belgium)	12,002	755,333
Leucadia National Corp.	302,100	8,002,629
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	89,900	533,582
ORIX Corp. (Japan)	429,000	7,233,318
Power Finance Corp. Ltd. (India)	94,163	179,365
Rural Electrification Corp. Ltd. (India)	198,898	485,191
Standard Life Aberdeen PLC (United Kingdom)	15,278	89,865

		76,450,550

Diversified Telecommunication Services — 1.0%
AT&T, Inc.	675,108	26,248,199
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	1,702,636	2,572,917
China Telecom Corp. Ltd. (China) (Class H Stock)	2,472,000	1,172,495
Chorus Ltd. (New Zealand)	93,151	276,870
CITIC Telecom International Holdings Ltd. (China)	2,316,000	612,846
Hellenic Telecommunications Organization SA (Greece)	8,971	123,623
IDT Corp. (Class B Stock)*	30,400	322,240
Koninklijke KPN NV (Netherlands)	478,975	1,672,232
KT Corp. (South Korea)	8,039	227,136
LG Uplus Corp. (South Korea)	74,668	976,486
Nippon Telegraph & Telephone Corp. (Japan)	450,600	21,184,558
Ooredoo QPSC (Qatar)	25,392	634,523
Orange SA (France)	535,518	9,280,944
PCCW Ltd. (Hong Kong)	657,000	381,305
Rostelecom PJSC (Russia), ADR	22,859	149,269
Spark New Zealand Ltd. (New Zealand)	169,099	434,930
TDC A/S (Denmark)	112,744	692,553
Telecom Italia SpA (Italy)*	21,255,453	18,356,113
Telecom Italia SpA (Italy), RSP	930,071	659,740
Telekom Austria AG (Austria)*	101,403	938,013
Telkom SA SOC Ltd. (South Africa)	6,399	24,942
Verizon Communications, Inc.	2,171,900	114,958,667
Vonage Holdings Corp.*	92,100	936,657

		202,837,258

Electric Utilities — 0.8%
CLP Holdings Ltd. (Hong Kong)	152,000	1,555,023
EDP – Energias de Portugal SA (Portugal)	1,087,569	3,762,062

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
EDP – Energias do Brasil SA (Brazil)	49,800	$210,184
Endesa SA (Spain)(a)	307,328	6,573,058
Enel SpA (Italy)	1,741,186	10,706,996
Exelon Corp.	929,000	36,611,890
Hawaiian Electric Industries, Inc.	139,200	5,032,080
Iberdrola SA (Spain)	924,937	7,160,186
IDACORP, Inc.	61,400	5,609,504
Inter RAO UES PJSC (Russia)	7,192,000	423,366
Kansai Electric Power Co., Inc. (The) (Japan)	718,400	8,786,056
Kyushu Electric Power Co., Inc. (Japan)	82,400	863,105
MGE Energy, Inc.	33,300	2,101,230
OGE Energy Corp.	736,900	24,251,379
Orsted A/S (Denmark), 144A	28,823	1,571,107
Otter Tail Corp.	27,800	1,235,710
PGE Polska Grupa Energetyczna SA (Poland)*	441,583	1,526,215
PNM Resources, Inc.	32,000	1,294,400
PPL Corp.	1,018,500	31,522,575
Red Electrica Corp. SA (Spain)	60,332	1,354,283
RusHydro PJSC (Russia), ADR	113,098	135,718
SSE PLC (United Kingdom)	681,649	12,118,189
Tauron Polska Energia SA (Poland)*	192,360	168,325
Tenaga Nasional Bhd (Malaysia)	94,500	356,027
Terna Rete Elettrica Nazionale SpA (Italy)	89,947	522,866
Tohoku Electric Power Co., Inc. (Japan)	71,400	911,557
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	108,300	427,425

		166,790,516

Electrical Equipment — 0.4%
AMETEK, Inc.	225,900	16,370,973
Atkore International Group, Inc.*	74,800	1,604,460
Encore Wire Corp.	21,500	1,045,975
EnerSys	290,700	20,241,441
Hubbell, Inc.	76,700	10,380,578
Johnson Electric Holdings Ltd. (Hong Kong)	61,000	255,084
Mitsubishi Electric Corp. (Japan)	301,100	4,990,005
OSRAM Licht AG (Germany)	6,239	558,660
Philips Lighting NV (Netherlands), 144A	77,751	2,851,653
Regal Beloit Corp.	159,700	12,233,020
Schneider Electric SE (France)*	37,809	3,205,457
Vestas Wind Systems A/S (Denmark)	73,363	5,069,407

		78,806,713

Electronic Equipment, Instruments & Components — 1.2%
AAC Technologies Holdings, Inc. (China)	20,000	353,969
Alps Electric Co. Ltd. (Japan)	27,700	787,937
Anixter International, Inc.*	51,700	3,929,200
Arrow Electronics, Inc.*	342,300	27,524,343
AU Optronics Corp. (Taiwan)	2,709,000	1,125,846
Avnet, Inc.	591,189	23,422,908
Azbil Corp. (Japan)	8,900	385,466
Benchmark Electronics, Inc.*	10,900	317,190
Cognex Corp.	188,100	11,504,196
Electrocomponents PLC (United Kingdom)	68,584	578,959
ePlus, Inc.*	24,700	1,857,440
Hitachi High-Technologies Corp. (Japan)	1,300	54,638
Hitachi Ltd. (Japan)	3,185,000	24,709,868

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Hon Hai Precision Industry Co. Ltd. (Taiwan)	135,916	$432,157
Innolux Corp. (Taiwan)	2,614,000	1,085,095
Insight Enterprises, Inc.*	75,900	2,906,211
IPG Photonics Corp.*	102,800	22,012,564
Itron, Inc.*	36,400	2,482,480
Jabil, Inc.	247,300	6,491,625
Kyocera Corp. (Japan)	96,400	6,293,667
Methode Electronics, Inc.	14,600	585,460
National Instruments Corp.	49,900	2,077,337
Nippon Electric Glass Co. Ltd. (Japan)	36,200	1,377,821
Novanta, Inc.*	10,700	535,000
Omron Corp. (Japan)	9,900	588,842
Orbotech Ltd. (Israel)*	48,900	2,456,735
PC Connection, Inc.(a)	25,200	660,492
Sanmina Corp.*	101,600	3,352,800
ScanSource, Inc.*	56,100	2,008,380
Shimadzu Corp. (Japan)	24,200	549,011
Sunny Optical Technology Group Co. Ltd. (China)	29,000	368,220
SYNNEX Corp.(a)	180,000	24,471,000
Synnex Technology International Corp. (Taiwan)	342,000	465,171
Tech Data Corp.*	100,200	9,816,594
Trimble, Inc.*	557,900	22,673,056
Venture Corp. Ltd. (Singapore)	657,600	10,039,637
Vishay Intertechnology, Inc.(a)	719,900	14,937,925
Yokogawa Electric Corp. (Japan)	25,400	484,954
Zebra Technologies Corp. (Class A Stock)*	137,200	14,241,360

		249,945,554

Energy Equipment & Services — 0.2%
Exterran Corp.*	61,100	1,920,984
Halliburton Co.	48,900	2,389,743
Matrix Service Co.*	25,400	452,120
McDermott International, Inc.*	493,800	3,249,204
Nabors Industries Ltd.(a)	2,554,100	17,444,503
SEACOR Holdings, Inc.*	11,900	550,018
Smart Sand, Inc.*(a)	246,400	2,133,824
Subsea 7 SA (United Kingdom)	568,514	8,517,513
Superior Energy Services, Inc.*(a)	1,246,800	12,006,684
Transocean Ltd.*(a)	280,500	2,995,740
Unit Corp.*(a)	91,500	2,013,000

		53,673,333

Equity Real Estate Investment Trusts (REITs) — 2.4%
Advance Residence Investment Corp. (Japan)	107	262,956
AEON REIT Investment Corp. (Japan)	232	243,969
Alexander & Baldwin, Inc.	56,600	1,570,084
American Assets Trust, Inc.	13,233	506,030
American Campus Communities, Inc.	148,000	6,072,440
American Tower Corp.	307,800	43,913,826
Apple Hospitality REIT, Inc.	245,400	4,812,294
Armada Hoffler Properties, Inc.	62,600	972,178
Ashford Hospitality Prime, Inc.	93,500	909,755
Ashford Hospitality Trust, Inc.	224,800	1,512,904
Aventus Retail Property Fund Ltd. (Australia)	224,393	391,876

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Big Yellow Group PLC (United Kingdom)	56,134	$659,053
British Land Co. PLC (The) (United Kingdom)	152,539	1,420,647
Brixmor Property Group, Inc.	1,591,200	29,691,792
Camden Property Trust	60,000	5,523,600
Charter Hall Group (Australia)	1,801,811	8,441,816
Chesapeake Lodging Trust	207,700	5,626,593
CoreCivic, Inc.	858,700	19,320,750
Cromwell Property Group (Australia)	641,558	504,992
DCT Industrial Trust, Inc.	109,300	6,424,654
DDR Corp.	3,254,600	29,161,216
Dexus (Australia)	9,278	70,407
DiamondRock Hospitality Co.(a)	303,700	3,428,773
EPR Properties	119,100	7,796,286
Fonciere des Regions (France)	4,633	524,503
Forest City Realty Trust, Inc. (Class A Stock)	135,600	3,267,960
Fortress REIT Ltd. (South Africa) (Class A Stock)	28,807	43,116
Fortress REIT Ltd. (South Africa) (Class B Stock)	22,106	75,255
Franklin Street Properties Corp.	601,454	6,459,616
Frasers Logistics & Industrial Trust (Singapore)	928,900	805,681
GEO Group, Inc. (The)	1,234,745	29,139,982
Goodman Group (Australia)	79,545	521,218
GPT Group (The) (Australia)	1,793,137	7,132,789
Growthpoint Properties Ltd. (South Africa)	243,077	542,629
Hansteen Holdings PLC (United Kingdom)	455,105	878,637
Hospitality Properties Trust	547,046	16,329,323
ICADE (France)	5,246	515,493
Immobiliare Grande Distribuzione SIIQ SpA (Italy)	1,789,203	2,067,272
InfraREIT, Inc.	90,300	1,677,774
Invesco Office J-Reit, Inc. (Japan)	246	238,858
Invincible Investment Corp. (Japan)	1,884	800,751
JBG SMITH Properties	96,600	3,354,918
Kite Realty Group Trust	79,500	1,558,200
Klepierre SA (France)	197,471	8,679,689
Land Securities Group PLC (United Kingdom)	102,782	1,396,468
Lexington Realty Trust	333,300	3,216,345
Liberty Property Trust	518,801	22,313,631
Link REIT (Hong Kong)	58,500	541,231
Mack-Cali Realty Corp.	377,500	8,138,900
Mapletree Greater China Commercial Trust (Singapore)	4,664,400	4,286,024
Mapletree Industrial Trust (Singapore)	174,400	264,768
Mercialys SA (France)	29,418	650,528
Mirvac Group (Australia)	3,742,401	6,844,114
Mori Trust Sogo Reit, Inc. (Japan)	170	236,512
NewRiver REIT PLC (United Kingdom)	279,965	1,261,841
NexPoint Residential Trust, Inc.	23,900	667,766
Nippon Accommodations Fund, Inc. (Japan)	59	243,294
Nippon Building Fund, Inc. (Japan)	185	904,891
Nomura Real Estate Master Fund, Inc. (Japan)	510	633,127
NorthStar Realty Europe Corp.	136,700	1,835,881
Park Hotels & Resorts, Inc.(a)	53,100	1,526,625

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Potlatch Corp.(a)	87,400	$4,361,260
Prologis, Inc.	143,900	9,282,989
Ramco-Gershenson Properties Trust	339,100	4,994,943
Rayonier, Inc.	406,900	12,870,247
RDI REIT PLC (United Kingdom)	583,209	288,298
Retail Properties of America, Inc. (Class A Stock)	388,400	5,220,096
RLJ Lodging Trust	171,400	3,765,658
Ryman Hospitality Properties, Inc.(a)	60,700	4,189,514
Sabra Health Care REIT, Inc.(a)	296,400	5,563,428
Safestore Holdings PLC (United Kingdom)	148,928	999,786
Senior Housing Properties Trust	1,174,400	22,489,760
Shopping Centres Australasia Property Group (Australia)	232,649	421,856
Spirit Realty Capital, Inc.	3,763,100	32,287,398
Stockland (Australia)	2,331,159	8,131,869
Summit Hotel Properties, Inc.	469,200	7,145,916
Sunlight Real Estate Investment Trust (Hong Kong)	551,000	378,021
Sunstone Hotel Investors, Inc.	96,400	1,593,492
Tier REIT, Inc.	84,100	1,714,799
Uniti Group, Inc.(a)	130,800	2,326,932
Urstadt Biddle Properties, Inc. (Class A Stock)	32,400	704,376
Vastned Retail NV (Netherlands)	4,931	244,362
VEREIT, Inc.	2,237,500	17,430,125
Washington Prime Group, Inc.(a)	799,700	5,693,864
Weingarten Realty Investors(a)	42,800	1,406,836
Weyerhaeuser Co.	366,500	12,922,790
Xenia Hotels & Resorts, Inc.	412,200	8,899,398

		494,142,514

Food & Staples Retailing — 1.1%
Bid Corp. Ltd. (South Africa)	7,806	189,725
Booker Group PLC (United Kingdom)	4,162,558	12,861,706
Cencosud SA (Chile)	41,036	121,154
CVS Health Corp.	899,700	65,228,250
ICA Gruppen AB (Sweden)(a)	84,304	3,062,680
Ingles Markets, Inc. (Class A Stock)(a)	44,800	1,550,080
J Sainsbury PLC (United Kingdom)	4,706,492	15,325,851
Jeronimo Martins SGPS SA (Portugal)	9,548	185,425
Koninklijke Ahold Delhaize NV (Netherlands)	26,365	579,580
Kroger Co. (The)	986,000	27,065,700
Magnit PJSC (Russia), GDR	4,217	115,335
Massmart Holdings Ltd. (South Africa)	18,848	212,167
Metcash Ltd. (Australia)	2,895,329	7,019,743
METRO AG (Germany)*	27,935	556,428
Performance Food Group Co.*	267,300	8,847,630
Rallye SA (France)	27,396	486,904
Shoprite Holdings Ltd. (South Africa)	74,248	1,327,207
Shufersal Ltd. (Israel)	637,956	4,234,438
Sonae SGPS SA (Portugal)	2,423,487	3,273,173
SpartanNash Co.	54,700	1,459,396
Tesco PLC (United Kingdom)	372,491	1,053,823
United Natural Foods, Inc.*(a)	40,500	1,995,435
Wal-Mart de Mexico SAB de CV (Mexico)	793,300	1,945,476
Wal-Mart Stores, Inc.	693,500	68,483,125
Wesfarmers Ltd. (Australia)	181,427	6,273,368

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (continued)
Wm Morrison Supermarkets PLC (United Kingdom)	338,398	$1,005,198

		234,458,997

Food Products — 1.5%
Asian Citrus Holdings Ltd. (Hong Kong)*^	1,374,264	186
Associated British Foods PLC (United Kingdom)	12,079	459,422
Atria OYJ (Finland)	28,417	412,084
Austevoll Seafood ASA (Norway)	65,808	546,564
Charoen Pokphand Foods PCL (Thailand)	1,360,400	1,000,628
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	145	885,137
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	14	1,013,130
Conagra Brands, Inc.	771,400	29,058,638
Costa Group Holdings Ltd. (Australia)	54,993	282,315
First Resources Ltd. (Singapore)	152,100	212,208
Flowers Foods, Inc.(a)	272,900	5,269,699
Golden Agri-Resources Ltd. (Singapore)	7,146,600	1,972,973
GrainCorp Ltd. (Australia) (Class A Stock)	629,591	4,010,763
Grieg Seafood ASA (Norway)	209,312	1,838,244
Gruma SAB de CV (Mexico) (Class B Stock)	76,915	975,398
Indofood Sukses Makmur Tbk PT (Indonesia)	647,500	363,757
Ingredion, Inc.	226,000	31,594,800
Itoham Yonekyu Holdings, Inc. (Japan)	26,200	239,497
Lamb Weston Holdings, Inc.	545,200	30,776,540
Leroy Seafood Group ASA (Norway)	258,681	1,383,683
Marine Harvest ASA (Norway)*	962,214	16,271,698
Megmilk Snow Brand Co. Ltd. (Japan)	40,700	1,203,806
MEIJI Holdings Co. Ltd. (Japan)	4,400	374,478
Mitsui Sugar Co. Ltd. (Japan)	9,500	400,553
Morinaga Milk Industry Co. Ltd. (Japan)	6,500	294,086
Nestle SA (Switzerland)	262,247	22,547,017
NH Foods Ltd. (Japan)	27,000	657,700
Nippon Flour Mills Co. Ltd. (Japan)	70,300	1,076,662
Nippon Suisan Kaisha Ltd. (Japan)	50,400	263,531
Origin Enterprises PLC (Ireland)(a)	143,397	1,097,548
Orior AG (Switzerland)	4,980	394,285
Orkla ASA (Norway)	109,133	1,156,492
Pilgrim’s Pride Corp.*(a)	402,500	12,501,650
PPB Group Bhd (Malaysia)	34,800	147,973
Salmar ASA (Norway)	191,787	5,761,965
Sanderson Farms, Inc.(a)	184,500	25,604,910
Saputo, Inc. (Canada)	15,400	553,518
Strauss Group Ltd. (Israel)	13,568	290,646
Suedzucker AG (Germany)(a)	246,350	5,332,654
Tassal Group Ltd. (Australia)	196,505	575,029
Tate & Lyle PLC (United Kingdom)	1,209,409	11,463,327
Thai Union Group PCL (Thailand) (Class F Stock)	41,300	25,217
Tyson Foods, Inc. (Class A Stock)	805,500	65,301,885
Uni-President Enterprises Corp. (Taiwan)	531,000	1,175,970
WH Group Ltd. (Hong Kong), 144A	17,247,500	19,438,491
Yamazaki Baking Co. Ltd. (Japan)	21,000	408,901

		306,615,658

COMMON STOCKS (continued)	Shares	Value
Gas Utilities — 0.5%
Atmos Energy Corp.	430,883	$37,008,541
Chesapeake Utilities Corp.	9,900	777,645
Gas Natural SDG SA (Spain)	53,133	1,226,226
National Fuel Gas Co.(a)	59,600	3,272,636
ONE Gas, Inc.	18,600	1,362,636
Osaka Gas Co. Ltd. (Japan)	24,300	467,273
Southwest Gas Holdings, Inc.	241,900	19,468,112
Spire, Inc.	31,500	2,367,225
Toho Gas Co. Ltd. (Japan)	11,100	303,896
Tokyo Gas Co. Ltd. (Japan)	17,700	404,417
UGI Corp.	806,950	37,886,303

		104,544,910

Health Care Equipment & Supplies — 1.8%
Abbott Laboratories	1,349,400	77,010,258
ABIOMED, Inc.*	26,400	4,947,624
AngioDynamics, Inc.*	123,700	2,057,131
Ansell Ltd. (Australia)	22,483	424,562
Atrion Corp.	2,400	1,513,440
Baxter International, Inc.	898,300	58,066,112
Cantel Medical Corp.	52,200	5,369,814
Cochlear Ltd. (Australia)	8,813	1,174,796
CONMED Corp.	38,300	1,952,151
Cooper Cos., Inc. (The)	11,100	2,418,468
Danaher Corp.	459,700	42,669,354
Haemonetics Corp.*	41,600	2,416,128
Halyard Health, Inc.*(a)	381,100	17,599,198
Hill-Rom Holdings, Inc.	172,800	14,565,312
Hoya Corp. (Japan)	12,100	602,619
IDEXX Laboratories, Inc.*	28,300	4,425,554
Inogen, Inc.*	48,300	5,751,564
Lantheus Holdings, Inc.*	41,300	844,585
Masimo Corp.*	338,300	28,687,840
Medtronic PLC	457,700	36,959,275
Meridian Bioscience, Inc.(a)	94,600	1,324,400
Natus Medical, Inc.*(a)	25,200	962,640
Nipro Corp. (Japan)	21,400	316,274
Paramount Bed Holdings Co. Ltd. (Japan)	32,900	1,625,778
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	344,000	249,996
Smith & Nephew PLC (United Kingdom)	1,018,971	17,631,335
STERIS PLC	165,500	14,476,285
Straumann Holding AG (Switzerland)	2,238	1,578,796
Teleflex, Inc.	95,000	23,637,900
West Pharmaceutical Services, Inc.	15,900	1,568,853
William Demant Holding A/S (Denmark)*	17,473	488,062

		373,316,104

Health Care Providers & Services — 1.5%
Alfresa Holdings Corp. (Japan)	335,200	7,851,213
Anthem, Inc.	41,800	9,405,418
Australian Pharmaceutical Industries Ltd. (Australia)	1,280,070	1,677,439
Centene Corp.*	132,200	13,336,336
Chemed Corp.(a)	15,600	3,791,112
Express Scripts Holding Co.*	915,300	68,317,992
Fresenius Medical Care AG & Co. KGaA (Germany)	148,236	15,566,180
Fresenius SE & Co. KGaA (Germany)	17,545	1,364,502

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
Magellan Health, Inc.*	49,600	$4,788,880
Medipal Holdings Corp. (Japan)	153,400	2,994,921
MEDNAX, Inc.*	69,200	3,698,048
Metlifecare Ltd. (New Zealand)	532,191	2,299,919
Molina Healthcare, Inc.*(a)	191,000	14,645,880
National HealthCare Corp.	16,100	981,134
Odontoprev SA (Brazil)	215,800	1,035,054
Providence Service Corp. (The)*	30,300	1,798,002
Qualicorp SA (Brazil)	6,500	60,746
Ryman Healthcare Ltd. (New Zealand)	60,464	453,234
Select Medical Holdings Corp.*	151,500	2,673,975
Shanghai Pharmaceuticals Holding Co. Ltd. (China) (Class H Stock)	211,900	572,085
Sonic Healthcare Ltd. (Australia)	54,583	970,673
Summerset Group Holdings Ltd. (New Zealand)	383,820	1,496,044
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*	20,200	501,970
UDG Healthcare PLC (Ireland)	222,171	2,529,362
UnitedHealth Group, Inc.	419,100	92,394,786
WellCare Health Plans, Inc.*	255,700	51,423,827

		306,628,732

Health Care Technology — 0.0%
Cotiviti Holdings, Inc.*	156,700	5,047,307
HMS Holdings Corp.*	59,900	1,015,305
Quality Systems, Inc.*	59,600	809,368

		6,871,980

Hotels, Restaurants & Leisure — 1.4%
Arcland Service Holdings Co. Ltd. (Japan)	21,800	514,976
Aristocrat Leisure Ltd. (Australia)	365,069	6,722,452
Biglari Holdings, Inc.*	2,600	1,077,440
Bloomin’ Brands, Inc.	231,000	4,929,540
Bojangles’, Inc.*	74,700	881,460
Brinker International, Inc.(a)	292,400	11,356,816
Buffalo Wild Wings, Inc.*	102,200	15,978,970
Carnival PLC	6,925	455,633
Cie des Alpes (France)	17,243	675,541
Compass Group PLC (United Kingdom)	22,406	483,122
Dalata Hotel Group PLC (Ireland)*	33,986	255,310
Del Frisco’s Restaurant Group, Inc.*	78,600	1,198,650
Del Taco Restaurants, Inc.*	31,500	381,780
Doutor Nichires Holdings Co. Ltd. (Japan)	63,900	1,575,994
Dunkin’ Brands Group, Inc.	29,800	1,921,206
Emperor Entertainment Hotel Ltd. (Hong Kong)	1,595,000	350,743
Evolution Gaming Group AB (Sweden), 144A	73,167	5,174,128
Fiesta Restaurant Group, Inc.*(a)	79,000	1,501,000
Galaxy Entertainment Group Ltd. (Hong Kong)	2,306,000	18,410,625
Genting Bhd (Malaysia)	452,400	1,027,609
Genting Singapore PLC (Singapore)	9,507,600	9,285,501
Greggs PLC (United Kingdom)	73,826	1,392,448
Hilton Grand Vacations, Inc.*	285,400	11,972,530
Hilton Worldwide Holdings, Inc.	516,400	41,239,704
InterContinental Hotels Group PLC (United Kingdom)	13,469	856,691

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
J D Wetherspoon PLC (United Kingdom)	43,728	$743,213
Kindred Group PLC (Malta)	32,970	470,773
Koshidaka Holdings Co. Ltd. (Japan)	6,500	304,009
Las Vegas Sands Corp.	133,600	9,283,864
McDonald’s Corp.	472,000	81,240,640
Merlin Entertainments PLC (United Kingdom), 144A	47,760	233,977
Oriental Land Co. Ltd. (Japan)	33,500	3,047,818
Saizeriya Co. Ltd. (Japan)	28,200	943,561
Scandic Hotels Group AB (Sweden), 144A	20,962	300,643
SSP Group PLC (United Kingdom)	442,753	4,066,546
Sushiro Global Holdings Ltd. (Japan)*	6,300	252,264
Texas Roadhouse, Inc.	551,900	29,074,092
TUI AG (Germany)	60,672	1,256,956
William Hill PLC (United Kingdom)	118,674	514,769
Yum China Holdings, Inc.	31,800	1,272,635
Yum! Brands, Inc.	163,200	13,318,752

		285,944,381

Household Durables — 0.9%
Barratt Developments PLC (United Kingdom)	61,080	532,828
Bassett Furniture Industries, Inc.	11,700	439,920
Beazer Homes USA, Inc.*	27,600	530,196
Bellway PLC (United Kingdom)	121,221	5,811,288
Berkeley Group Holdings PLC (United Kingdom)	96,969	5,485,122
Cavco Industries, Inc.*	2,000	305,200
Century Communities, Inc.*	51,500	1,601,650
Electrolux AB (Sweden) (Class B Stock)	10,080	324,530
Haier Electronics Group Co. Ltd. (Hong Kong)*	336,000	915,861
Haseko Corp. (Japan)	44,500	689,671
La-Z-Boy, Inc.	44,225	1,379,820
LG Electronics, Inc. (South Korea)	6,468	639,518
MDC Holdings, Inc.	23,004	733,368
NVR, Inc.*	18,500	64,902,070
Panasonic Corp. (Japan)	198,000	2,889,595
Persimmon PLC (United Kingdom)	525,297	19,406,689
Redrow PLC (United Kingdom)	33,969	300,170
Sony Corp. (Japan)	549,600	24,667,623
Steinhoff International Holdings NV (South Africa)	84,034	31,545
Taylor Morrison Home Corp. (Class A Stock)*	596,300	14,591,461
Taylor Wimpey PLC (United Kingdom)	195,679	544,419
Techtronic Industries Co. Ltd. (Hong Kong)	44,000	286,239
Tempur Sealy International, Inc.*(a)	280,500	17,584,545
Toll Brothers, Inc.(a)	456,300	21,911,526
TRI Pointe Group, Inc.*	370,700	6,642,944

		193,147,798

Household Products — 0.3%
Central Garden & Pet Co. (Class A Stock)*	3,800	143,298
Essity AB (Sweden) (Class B Stock)*	101,371	2,880,752
Henkel AG & Co. KGaA (Germany)	14,552	1,742,556
Hindustan Unilever Ltd. (India)	31,078	666,030
Kimberly-Clark Corp.	207,000	24,976,620
Pigeon Corp. (Japan)	16,300	619,321

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Household Products (continued)
Procter & Gamble Co. (The)	324,900	$29,851,812

		60,880,389

Independent Power & Renewable Electricity Producers — 0.4%
AES Corp.	2,259,100	24,466,053
Atlantica Yield PLC (Spain)	13,300	282,093
Enel Generacion Chile SA (Chile)	1,219,490	1,103,506
Engie Brasil Energia SA (Brazil)	98,800	1,057,667
NRG Energy, Inc.	1,513,700	43,110,176
NTPC Ltd. (India)	42,956	118,994
Uniper SE (Germany)	251,093	7,822,556

		77,961,045

Industrial Conglomerates — 0.9%
3M Co.	299,000	70,375,630
Beijing Enterprises Holdings Ltd. (China)	115,000	680,692
Carlisle Cos., Inc.	32,200	3,659,530
CITIC Ltd. (China)	468,000	675,211
CK Hutchison Holdings Ltd. (Hong Kong)	1,118,000	14,008,877
DCC PLC (United Kingdom)	12,228	1,230,589
DMCI Holdings, Inc. (Philippines)	1,441,600	416,214
Fosun International Ltd. (China)	123,500	272,931
Honeywell International, Inc.	521,300	79,946,568
Hopewell Holdings Ltd. (Hong Kong)	131,000	483,398
Indus Holding AG (Germany)	5,506	391,797
Jardine Matheson Holdings Ltd. (Hong Kong)	71,200	4,319,883
Jardine Strategic Holdings Ltd. (Hong Kong)	7,800	308,494
LG Corp. (South Korea)	8,944	760,085
Rheinmetall AG (Germany)	9,426	1,192,042
Shanghai Industrial Holdings Ltd. (China)	340,000	972,422
SK Holdings Co. Ltd. (South Korea)	862	227,788
Toshiba Corp. (Japan)*	388,000	1,086,906

		181,009,057

Insurance — 2.0%
Aegon NV (Netherlands)	60,964	387,362
Aflac, Inc.	351,000	30,810,780
Ageas (Belgium)	26,075	1,273,751
Allianz SE (Germany)	62,437	14,288,533
Allstate Corp. (The)	348,800	36,522,848
Alm Brand A/S (Denmark)	38,729	505,525
Ambac Financial Group, Inc.*	19,100	305,218
American Equity Investment Life Holding Co.	237,400	7,295,302
American Financial Group, Inc.	295,500	32,073,570
Argo Group International Holdings Ltd.	29,800	1,837,170
Aspen Insurance Holdings Ltd. (Bermuda)	75,000	3,044,999
ASR Nederland NV (Netherlands)	83,259	3,427,499
AXA SA (France)	307,451	9,110,743
Baloise Holding AG (Switzerland)	23,246	3,613,486
Cathay Financial Holding Co. Ltd. (Taiwan)	854,550	1,530,965
CNO Financial Group, Inc.	448,100	11,063,589
CNP Assurances (France)	26,883	620,118
DB Insurance Co. Ltd. (South Korea)	7,604	505,414
Direct Line Insurance Group PLC (United Kingdom)	2,171,895	11,176,093
Employers Holdings, Inc.	24,400	1,083,360
esure Group PLC (United Kingdom)	494,044	1,657,022

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Fairfax Financial Holdings Ltd. (Canada)	1,100	$585,739
FBL Financial Group, Inc. (Class A Stock)	8,200	571,130
Federated National Holding Co.	20,300	336,371
First American Financial Corp.	403,200	22,595,328
Genworth Financial, Inc. (Class A Stock)*	2,127,200	6,615,592
Hanover Insurance Group, Inc. (The)	196,400	21,226,912
Harel Insurance Investments & Financial Services Ltd. (Israel)	259,176	1,896,215
Hastings Group Holdings PLC (United Kingdom), 144A	62,519	270,299
Hiscox Ltd. (United Kingdom)	39,119	772,467
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)	25,248	1,107,314
Industrial Alliance Insurance & Financial Services, Inc. (Canada)	11,000	523,484
Insurance Australia Group Ltd. (Australia)	849,697	4,785,719
Intact Financial Corp. (Canada)	20,800	1,737,305
Kemper Corp.	18,200	1,253,980
Kinsale Capital Group, Inc.	11,600	522,000
Legal & General Group PLC (United Kingdom)	5,507,341	20,275,679
Lincoln National Corp.	3,200	245,984
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	21,574	4,658,891
National General Holdings Corp.	115,000	2,258,600
National Western Life Group, Inc. (Class A Stock)	1,200	397,224
NN Group NV (Netherlands)	73,652	3,185,702
Old Republic International Corp.	1,399,100	29,912,758
People’s Insurance Co. Group of China Ltd. (The) (China) (Class H Stock)	3,173,000	1,558,177
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	718,000	1,375,527
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	223,500	2,318,157
Poste Italiane SpA (Italy), 144A	72,367	544,846
Progressive Corp. (The)	159,500	8,983,040
Reinsurance Group of America, Inc.	68,700	10,712,391
Sampo OYJ (Finland) (Class A Stock)	186,088	10,212,882
SCOR SE (France)	303,969	12,217,556
Steadfast Group Ltd. (Australia)	109,411	240,030
Storebrand ASA (Norway)	512,826	4,171,946
Suncorp Group Ltd. (Australia)	178,527	1,924,208
Swiss Life Holding AG (Switzerland)*	28,179	9,960,547
Swiss Re AG (Switzerland)	43,189	4,039,068
Tryg A/S (Denmark)	84,503	2,113,844
Unipol Gruppo SpA (Italy)	55,092	258,040
Universal Insurance Holdings, Inc.(a)	23,700	648,195
Unum Group	614,900	33,751,861
Wuestenrot & Wuerttembergische AG (Germany)	29,715	830,067
Zurich Insurance Group AG (Switzerland)	20,687	6,289,750

		410,018,172

Internet & Direct Marketing Retail — 0.7%
1-800-Flowers.com, Inc. (Class A Stock)*	63,800	682,660
Amazon.com, Inc.*	48,500	56,719,295
FTD Cos., Inc.*	63,900	459,441
Groupon, Inc.*(a)	1,611,200	8,217,120

SEE NOTES TO FINANCIAL STATEMENTS.

A206

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SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail (continued)
JD.com, Inc. (China), ADR*	2,400	$99,407
Liberty Interactive Corp. QVC Group (Class A Stock)*	1,074,600	26,241,732
Netflix, Inc.*	19,000	3,647,240
Nutrisystem, Inc.(a)	326,200	17,158,120
PetMed Express, Inc.(a)	156,100	7,102,550
Priceline Group, Inc. (The)*	11,600	20,157,784

		140,485,349

Internet Software & Services — 2.0%
Alibaba Group Holding Ltd. (China), ADR*(a)	26,682	4,600,777
Alphabet, Inc. (Class A Stock)*	74,400	78,372,960
Alphabet, Inc. (Class C Stock)*	126,693	132,571,555
Appfolio, Inc. (Class A Stock)*	27,800	1,153,700
Auto Trader Group PLC (United Kingdom), 144A	101,380	481,874
Baidu, Inc. (China), ADR*	3,200	749,471
Blucora, Inc.*	261,900	5,787,990
Care.com, Inc.*	89,700	1,618,188
carsales.com Ltd. (Australia)	25,547	287,894
Endurance International Group Holdings, Inc.*(a)	245,900	2,065,560
Envestnet, Inc.*	74,100	3,693,885
Etsy, Inc.*	734,300	15,016,435
Facebook, Inc. (Class A Stock)*	776,300	136,985,898
GrubHub, Inc.*(a)	61,400	4,408,520
LivePerson, Inc.*	120,900	1,390,350
Mixi, Inc. (Japan)	7,700	344,867
NIC, Inc.(a)	92,100	1,528,860
Rightmove PLC (United Kingdom)	53,912	3,271,680
Shutterstock, Inc.*(a)	27,900	1,200,537
SPS Commerce, Inc.*	15,400	748,286
Tencent Holdings Ltd. (China)	176,900	9,155,982
Weibo Corp. (China), ADR*(a)	5,800	600,068
Yelp, Inc.*	140,900	5,912,164
YY, Inc. (China), ADR*	11,800	1,334,108

		413,281,609

IT Services — 1.9%
Accenture PLC (Class A Stock)	286,800	43,906,212
Amadeus IT Group SA (Spain)	136,229	9,803,352
Atos SE (France)	34,628	5,034,559
Bechtle AG (Germany)	4,492	373,525
Booz Allen Hamilton Holding Corp.	484,400	18,470,172
Broadridge Financial Solutions, Inc.	121,000	10,960,180
CACI International, Inc. (Class A Stock)*	97,100	12,851,185
CGI Group, Inc. (Canada) (Class A Stock)*	9,900	537,924
Cognizant Technology Solutions Corp. (Class A Stock)	879,400	62,454,988
Computershare Ltd. (Australia)	72,696	921,041
CSG Systems International, Inc.	14,700	644,154
CSRA, Inc.(a)	102,800	3,075,776
DST Systems, Inc.	437,300	27,143,211
DTS Corp. (Japan)	33,400	1,086,495
EPAM Systems, Inc.*	33,900	3,641,877
ExlService Holdings, Inc.*	33,500	2,021,725
Fujitsu Ltd. (Japan)	793,000	5,622,000
Hackett Group, Inc. (The)	59,000	926,890

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
HCL Technologies Ltd. (India)	290,122	$4,046,074
Infosys Ltd. (India)	129,253	2,100,803
Itochu Techno-Solutions Corp. (Japan)	8,300	359,998
Keywords Studios PLC (Ireland)	23,755	511,736
Leidos Holdings, Inc.	568,600	36,714,502
Link Administration Holdings Ltd. (Australia)	69,832	457,830
ManTech International Corp. (Class A Stock)	28,700	1,440,453
MAXIMUS, Inc.	240,100	17,186,358
NEC Networks & System Integration Corp. (Japan)	20,700	543,506
Obic Co. Ltd. (Japan)	9,500	697,750
Otsuka Corp. (Japan)	13,700	1,049,221
Reply SpA (Italy)	4,916	272,185
Science Applications International Corp.	227,500	17,419,675
Sopra Steria Group (France)	2,201	411,319
Sykes Enterprises, Inc.*	13,000	408,850
Syntel, Inc.*(a)	77,000	1,770,230
Tata Consultancy Services Ltd. (India)	47,283	1,999,216
Tech Mahindra Ltd. (India)	336,935	2,660,335
Teradata Corp.*(a)	138,700	5,334,402
TIS, Inc. (Japan)	226,800	7,898,311
Total System Services, Inc.	178,600	14,125,474
Travelport Worldwide Ltd	461,500	6,031,805
Vakrangee Ltd. (India)	90,634	595,521
Visa, Inc. (Class A Stock)(a)	498,600	56,850,372
Wipro Ltd. (India)	469,858	2,304,179
Worldline SA/France (France), 144A*	6,034	293,684

		392,959,055

Leisure Products — 0.1%
Brunswick Corp.	186,800	10,315,096
Johnson Outdoors, Inc. (Class A Stock)	11,300	701,617
MCBC Holdings, Inc.*	13,700	304,414
Polaris Industries, Inc.(a)	73,800	9,150,462
Tomy Co. Ltd. (Japan)	21,000	285,278
Trigano SA (France)	4,709	831,725

		21,588,592

Life Sciences Tools & Services — 0.2%
Bruker Corp.	102,200	3,507,504
Charles River Laboratories International, Inc.*	229,000	25,064,050
Enzo Biochem, Inc.*	50,800	414,020
Eurofins Scientific SE (Luxembourg)	1,525	926,914
Illumina, Inc.*	39,800	8,695,902
Medpace Holdings, Inc.*	57,500	2,084,950
QIAGEN NV*	29,438	918,184

		41,611,524

Machinery — 2.1%
Aalberts Industries NV (Netherlands)	15,417	783,269
AGCO Corp.	36,900	2,635,767
Alamo Group, Inc.	18,100	2,042,947
Alfa Laval AB (Sweden)	2,751	65,070
Astec Industries, Inc.	2,900	169,650
Atlas Copco AB (Sweden) (Class A Stock)	327,407	14,129,601
Atlas Copco AB (Sweden) (Class B Stock)	68,202	2,613,984
Bodycote PLC (United Kingdom)	69,951	860,415
Bucher Industries AG (Switzerland)	1,029	417,721

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
China Conch Venture Holdings Ltd. (China)	62,000	$143,438
Crane Co.	228,600	20,395,692
Cummins, Inc.	233,200	41,192,448
Daifuku Co. Ltd. (Japan)	15,200	825,826
DMG Mori Co. Ltd. (Japan)	168,200	3,462,815
Donaldson Co., Inc.	57,200	2,799,940
Ebara Corp. (Japan)	119,400	4,536,167
Federal Signal Corp.	20,700	415,863
Fortive Corp.	165,800	11,995,630
Georg Fischer AG (Switzerland)	5,996	7,915,719
Global Brass & Copper Holdings, Inc.	136,800	4,528,080
Graco, Inc.	440,700	19,928,454
Haitian International Holdings Ltd. (China)	362,000	1,088,862
Harsco Corp.*	170,600	3,181,690
Hillenbrand, Inc.	107,700	4,814,190
Hoshizaki Corp. (Japan)	1,100	97,455
IDEX Corp.	107,400	14,173,578
Illinois Tool Works, Inc.	215,500	35,956,175
IMI PLC (United Kingdom)	41,723	749,585
Ingersoll-Rand PLC	204,100	18,203,679
ITT, Inc.	264,100	14,095,017
Komatsu Ltd. (Japan)	145,800	5,269,171
Lincoln Electric Holdings, Inc.(a)	185,000	16,942,300
Lydall, Inc.*	14,500	735,875
Manitou BF SA (France)	7,784	284,778
Milacron Holdings Corp.*	115,200	2,204,928
Mueller Industries, Inc.	75,900	2,689,137
Mueller Water Products, Inc. (Class A Stock)	57,800	724,234
Oshkosh Corp.	399,400	36,301,466
Proto Labs, Inc.*	8,300	854,900
Rational AG (Germany)	642	413,009
Sandvik AB (Sweden)	897,411	15,708,905
Schindler Holding AG (Switzerland)	3,108	702,810
SKF AB (Sweden) (Class B Stock)	8,885	197,387
SMC Corp. (Japan)	8,200	3,365,152
SPX Corp.*	84,500	2,652,455
SPX FLOW, Inc.*	70,800	3,366,540
Standex International Corp.	3,800	387,030
Star Micronics Co. Ltd. (Japan)	110,400	1,903,690
Sumitomo Heavy Industries Ltd. (Japan)	47,700	2,009,870
Terex Corp.(a)	745,400	35,943,188
THK Co. Ltd. (Japan)	17,000	635,457
Timken Co. (The)	310,000	15,236,500
Toro Co. (The)	265,800	17,338,134
TriMas Corp.*	63,200	1,690,600
Valmet OYJ (Finland)	17,327	341,899
Vesuvius PLC (United Kingdom)	114,233	896,843
Volvo AB (Sweden) (Class B Stock)	1,170,278	21,792,786
Wabash National Corp.(a)	23,400	507,780
Weichai Power Co. Ltd. (China) (Class H Stock)	1,361,000	1,486,841
Yangzijiang Shipbuilding Holdings Ltd. (China)	300,400	329,396

		427,131,788

Marine — 0.0%
AP Moller – Maersk A/S (Denmark) (Class A Stock)	583	971,299

COMMON STOCKS (continued)	Shares	Value
Marine (continued)
Matson, Inc.	33,500	$999,640
MISC Bhd (Malaysia)	192,800	352,666
SITC International Holdings Co. Ltd. (China)	790,000	779,866

		3,103,471

Media — 0.9%
Axel Springer SE (Germany)	7,466	582,199
Cheil Worldwide, Inc. (South Korea)	9,922	196,447
Cinemark Holdings, Inc.(a)	120,700	4,202,774
Comcast Corp. (Class A Stock)	2,382,600	95,423,130
CTS Eventim AG & Co. KGaA (Germany)	9,409	437,439
Daiichikosho Co. Ltd. (Japan)	36,500	1,818,669
Discovery Communications, Inc. (Class C Stock)*(a)	486,200	10,292,854
Entertainment One Ltd. (Canada)	69,709	306,343
Gray Television, Inc.*	47,900	802,325
John Wiley & Sons, Inc. (Class A Stock)	128,500	8,448,875
Kadokawa Dwango Corp. (Japan)	19,600	241,673
Naspers Ltd. (South Africa) (Class N Stock)	16,202	4,488,818
New Media Investment Group, Inc.	34,100	572,198
Nine Entertainment Co. Holdings Ltd. (Australia)	221,116	263,877
RTL Group SA (Luxembourg)	12,007	963,877
Sanoma OYJ (Finland)	70,953	924,506
Schibsted ASA (Norway) (Class B Stock)	13,619	362,013
Shochiku Co. Ltd. (Japan)	1,400	238,596
Sinclair Broadcast Group, Inc. (Class A Stock)(a)	122,900	4,651,765
Sky PLC (United Kingdom)*	11,491	156,821
TEGNA, Inc.	1,299,700	18,299,776
Television Francaise 1 (France)	160,084	2,359,069
Toei Co. Ltd. (Japan)	11,100	1,118,841
Toho Co. Ltd. (Japan)	63,800	2,208,432
Tokyo Broadcasting System Holdings, Inc. (Japan)	85,800	2,138,389
Twenty-First Century Fox, Inc. (Class B Stock)	564,400	19,257,328
WPP PLC (United Kingdom)	58,630	1,059,192

		181,816,226

Metals & Mining — 1.4%
Acacia Mining PLC (United Kingdom)	105,140	279,318
Alcoa Corp.*	527,800	28,432,586
Alrosa PJSC (Russia)	931,500	1,211,452
Anglo American PLC (United Kingdom)	1,034,234	21,510,964
ArcelorMittal (Luxembourg)*	641,875	20,824,462
BHP Billiton Ltd. (Australia)	498,120	11,442,270
BHP Billiton PLC (Australia)	323,458	6,540,419
Daido Steel Co. Ltd. (Japan)	4,200	257,457
Evolution Mining Ltd. (Australia)	164,102	339,823
Fortescue Metals Group Ltd. (Australia)	208,402	788,670
Freeport-McMoRan, Inc.*	2,916,600	55,298,736
Gold Fields Ltd. (South Africa)	22,499	97,511
Granges AB (Sweden)	24,238	248,575
Hecla Mining Co.(a)	232,000	921,040
Hindalco Industries Ltd. (India)	32,867	140,454
Hyundai Steel Co. (South Korea)	28,882	1,581,323
Jastrzebska Spolka Weglowa SA (Poland)*	16,619	458,320
JFE Holdings, Inc. (Japan)	466,100	11,138,589

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
Jiangxi Copper Co. Ltd. (China) (Class H Stock)	34,000	$53,798
JSW Steel Ltd. (India)	120,150	506,579
Korea Zinc Co. Ltd. (South Korea)	251	115,474
Materion Corp.	7,600	369,360
Mineral Resources Ltd. (Australia)	173,496	2,847,055
MMC Norilsk Nickel PJSC (Russia)	2,748	515,897
MMC Norilsk Nickel PJSC (Russia), ADR	24,701	462,897
Nippon Steel & Sumitomo Metal Corp. (Japan)	14,500	370,465
Novolipetsk Steel PJSC (Russia)	217,370	554,961
Novolipetsk Steel PJSC (Russia), GDR	8,388	214,062
Olympic Steel, Inc.	42,400	911,176
OZ Minerals Ltd. (Australia)	486,366	3,454,415
POSCO (South Korea)	7,841	2,438,952
Reliance Steel & Aluminum Co.	320,038	27,456,060
Resolute Mining Ltd. (Australia)	360,034	320,282
Ryerson Holding Corp.*	25,700	267,280
Severstal PJSC (Russia)	79,560	1,223,599
South32 Ltd. (Australia)	734,457	1,990,782
SSAB AB (Sweden) (Class B Stock)*	83,189	370,734
St Barbara Ltd. (Australia)	1,265,739	3,769,422
Steel Dynamics, Inc.	638,500	27,538,505
SunCoke Energy, Inc.*	88,800	1,064,712
Tata Steel Ltd. (India)	8,472	97,018
Tokyo Steel Manufacturing Co. Ltd. (Japan)	762,500	6,832,385
United States Steel Corp.(a)	788,000	27,729,720
Vale SA (Brazil)	146,745	1,781,060
Vedanta Ltd. (India)	38,344	197,531
Vedanta Ltd. (India), ADR	2,400	49,991
voestalpine AG (Austria)	54,395	3,247,537
Warrior Met Coal, Inc.(a)	52,300	1,315,345
Worthington Industries, Inc.	197,700	8,710,662
Yodogawa Steel Works Ltd. (Japan)	9,700	299,751

		288,589,436

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Ares Commercial Real Estate Corp.	31,800	410,220
Cherry Hill Mortgage Investment Corp.	39,100	703,409
Chimera Investment Corp.	183,000	3,381,840
Invesco Mortgage Capital, Inc.	246,427	4,393,793
Ladder Capital Corp.	515,429	7,025,297
Resource Capital Corp.(a)	81,600	764,592
Western Asset Mortgage Capital Corp.(a)	85,100	846,745

		17,525,896

Multiline Retail — 0.1%
B&M European Value Retail SA (Luxembourg)	108,771	620,700
Big Lots, Inc.(a)	34,000	1,909,100
Dollarama, Inc. (Canada)	4,400	549,737
Don Quijote Holdings Co. Ltd. (Japan)	18,300	953,978
H2O Retailing Corp. (Japan)	14,100	294,754
J Front Retailing Co. Ltd. (Japan)	312,800	5,878,184
Lojas Renner SA (Brazil)	19,800	211,842
Lotte Shopping Co. Ltd. (South Korea)	5,570	1,034,516
Next PLC (United Kingdom)	38,695	2,358,426
Takashimaya Co. Ltd. (Japan)	146,000	1,534,634

		15,345,871

COMMON STOCKS (continued)	Shares	Value
Multi-Utilities — 0.4%
ACEA SpA (Italy)	66,893	$1,235,835
AGL Energy Ltd. (Australia)	90,771	1,720,114
CenterPoint Energy, Inc.	682,100	19,344,356
DTE Energy Co.	78,400	8,581,664
Iren SpA (Italy)	106,814	320,384
MDU Resources Group, Inc.	967,193	25,998,148
National Grid PLC (United Kingdom)	195,232	2,301,492
NorthWestern Corp.	282,900	16,889,130
REN – Redes Energeticas Nacionais SGPS SA (Portugal)	81,894	243,268
Vectren Corp.	33,700	2,191,174

		78,825,565

Oil, Gas & Consumable Fuels — 3.0%
Anadarko Petroleum Corp.	684,100	36,695,124
Andeavor	205,500	23,496,870
BP PLC (United Kingdom)	2,939,509	20,621,454
Caltex Australia Ltd. (Australia)	39,673	1,050,986
China Petroleum & Chemical Corp. (China) (Class H Stock)	42,000	30,762
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	94,500	244,135
CNX Resources Corp.*	1,384,900	20,261,087
ConocoPhillips	520,400	28,564,756
CONSOL Energy, Inc.*	61,925	2,446,657
Cosmo Energy Holdings Co. Ltd. (Japan)	7,700	289,927
CVR Energy, Inc.(a)	181,300	6,751,612
Devon Energy Corp.	1,418,600	58,730,040
Dorian LPG Ltd.*	2,636	21,668
Enagas SA (Spain)	67,708	1,936,406
Exxaro Resources Ltd. (South Africa)	5,371	70,425
Exxon Mobil Corp.	945,300	79,064,892
Frontera Energy Corp. (Colombia), (OTC)*(a)	4,712	148,445
Frontera Energy Corp. (Colombia), (TSX)*	5,392	169,867
Galp Energia SGPS SA (Portugal)	389,623	7,158,427
Gazprom PJSC (Russia)	227,370	514,208
Gazprom PJSC (Russia), ADR	181,649	801,072
Grupa Lotos SA (Poland)	4,154	68,729
GS Holdings Corp. (South Korea)	4,891	284,002
Hindustan Petroleum Corp. Ltd. (India)	164,126	1,076,278
Idemitsu Kosan Co. Ltd. (Japan)	18,700	749,042
Indian Oil Corp. Ltd. (India)	177,011	1,075,784
JXTG Holdings, Inc. (Japan)	661,700	4,252,289
LUKOIL PJSC (Russia)	9,007	520,328
LUKOIL PJSC (Russia), ADR	11,711	670,103
Marathon Petroleum Corp.	988,900	65,247,622
MOL Hungarian Oil & Gas PLC (Hungary)	231,543	2,684,589
Murphy Oil Corp.(a)	174,800	5,427,540
Neste OYJ (Finland)	29,580	1,893,442
Newfield Exploration Co.*	1,001,700	31,583,601
Novatek PJSC (Russia), GDR	1,193	143,399
Oil Refineries Ltd. (Israel)	3,008,073	1,437,178
OMV AG (Austria)	183,250	11,594,924
Pacific Ethanol, Inc.*	136,300	620,165
Par Pacific Holdings, Inc.*	26,600	512,848
Peabody Energy Corp.*	176,200	6,936,994
Petroleo Brasileiro SA (Brazil)*	84,400	430,257

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Polski Koncern Naftowy ORLEN SA (Poland)	40,246	$1,223,268
PTT PCL (Thailand)	31,800	428,544
PTT PCL (Thailand), NVDR	18,300	246,615
QEP Resources, Inc.*	1,937,900	18,545,703
Reliance Industries Ltd. (India)	10,027	144,533
Renewable Energy Group, Inc.*(a)	72,300	853,140
Repsol SA (Spain)	1,446,174	25,534,226
REX American Resources Corp.*	22,200	1,837,938
Rosneft Oil Co. PJSC (Russia), GDR	6,116	30,519
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	629,433	21,012,440
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	343,659	11,572,360
Scorpio Tankers, Inc. (Monaco)(a)	294,200	897,310
Showa Shell Sekiyu KK (Japan)	2,500	33,830
SK Innovation Co. Ltd. (South Korea)	931	177,608
S-Oil Corp. (South Korea)	1,246	136,093
Surgutneftegas OJSC (Russia)	250,500	121,161
Surgutneftegas OJSC (Russia), ADR	41,245	194,470
Tatneft PJSC (Russia), ADR	6,583	325,595
Thai Oil PCL (Thailand)	376,900	1,195,992
TOTAL SA (France)(a)	322,483	17,800,990
Valero Energy Corp.	797,400	73,289,034
Whitehaven Coal Ltd. (Australia)	93,667	324,818
World Fuel Services Corp.	384,800	10,828,272
Yanzhou Coal Mining Co. Ltd. (China) (Class H Stock)	50,000	58,309

		613,090,702

Paper & Forest Products — 0.2%
Boise Cascade Co.(a)	26,500	1,057,350
Clearwater Paper Corp.*	24,400	1,107,760
Louisiana-Pacific Corp.*	1,116,000	29,306,160
Oji Holdings Corp. (Japan)	23,000	152,739
Sappi Ltd. (South Africa)	16,347	118,168
Stora Enso OYJ (Finland) (Class R Stock)	319,840	5,067,146
Suzano Papel e Celulose SA (Brazil)	11,900	67,050
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	219,043	2,256,214
UPM-Kymmene OYJ (Finland)	135,103	4,194,240

		43,326,827

Personal Products — 0.3%
Avon Products, Inc. (United Kingdom)*(a)	892,200	1,918,230
Beiersdorf AG (Germany)	4,259	499,295
BWX Ltd. (Australia)	87,120	513,637
Hengan International Group Co. Ltd. (China)	20,000	221,440
Kobayashi Pharmaceutical Co. Ltd. (Japan)	49,000	3,175,395
Kose Corp. (Japan)	3,600	560,978
L’Oreal SA (France)	35,115	7,780,789
Mandom Corp. (Japan)	7,200	235,603
Nu Skin Enterprises, Inc. (Class A Stock)	197,800	13,495,894
Ontex Group NV (Belgium)	11,514	380,938
Oriflame Holding AG (Switzerland)	32,527	1,340,505
Pola Orbis Holdings, Inc. (Japan)	12,600	441,514
Unilever NV (United Kingdom), CVA	249,962	14,073,569
Unilever PLC (United Kingdom)	175,378	9,727,517

COMMON STOCKS (continued)	Shares	Value
Personal Products (continued)
USANA Health Sciences, Inc.*	9,300	$688,665

		55,053,969

Pharmaceuticals — 2.4%
Allergan PLC	290,700	47,552,706
Aspen Pharmacare Holdings Ltd. (South Africa)	14,291	320,335
Astellas Pharma, Inc. (Japan)	359,800	4,570,638
Aurobindo Pharma Ltd. (India)	7,293	78,489
Bayer AG (Germany)	127,443	15,836,433
Bristol-Myers Squibb Co.	263,600	16,153,408
Catalent, Inc.*	398,100	16,353,948
China Medical System Holdings Ltd. (China)	301,000	700,665
China Resources Pharmaceutical Group Ltd. (China), 144A	266,000	344,160
Corcept Therapeutics, Inc.*(a)	341,300	6,163,878
CSPC Pharmaceutical Group Ltd. (China)	1,400,000	2,820,471
Daiichi Sankyo Co. Ltd. (Japan)	76,800	1,996,959
Endo International PLC*(a)	3,625,600	28,098,400
Galenica AG (Switzerland), 144A*	6,597	338,622
GlaxoSmithKline PLC (United Kingdom)	28,479	504,339
H. Lundbeck A/S (Denmark)	10,864	550,924
Horizon Pharma PLC*	56,800	829,280
Hypermarcas SA (Brazil)	9,900	107,443
Ipsen SA (France)	2,837	337,663
Johnson & Johnson	661,000	92,354,920
Mallinckrodt PLC*(a)	511,200	11,532,672
Merck & Co., Inc.	428,700	24,122,949
Novartis AG (Switzerland)	451,570	38,000,748
Novo Nordisk A/S (Denmark) (Class B Stock)	524,651	28,192,380
Pfizer, Inc.	359,500	13,021,090
Phibro Animal Health Corp. (Class A Stock)	49,000	1,641,500
Piramal Enterprises Ltd. (India)	2,161	96,845
Recordati SpA (Italy)	236,183	10,495,827
Richter Gedeon Nyrt (Hungary)	62,562	1,636,221
Roche Holding AG (Switzerland)	173,814	43,949,803
Sanofi (France)	328,572	28,287,332
Sawai Pharmaceutical Co. Ltd. (Japan)	5,400	241,000
Shanghai Fosun Pharmaceutical Group Co. Ltd. (China) (Class H Stock)	11,500	73,746
Shionogi & Co. Ltd. (Japan)	67,000	3,620,338
Sihuan Pharmaceutical Holdings Group Ltd. (China)	2,466,000	885,108
Sino Biopharmaceutical Ltd. (Hong Kong)	2,451,000	4,333,148
Sucampo Pharmaceuticals, Inc. (Class A Stock)*(a)	147,800	2,653,010
Sun Pharmaceutical Industries Ltd. (India)	26,034	232,597
Supernus Pharmaceuticals, Inc.*	149,100	5,941,635
UCB SA (Belgium)	34,092	2,703,247
Zoetis, Inc.	545,400	39,290,616

		496,965,493

Professional Services — 0.2%
en-japan, Inc. (Japan)	5,600	263,474
Hays PLC (United Kingdom)	2,660,694	6,553,068
ICF International, Inc.*	36,200	1,900,500
Insperity, Inc.	204,600	11,733,810
Intertek Group PLC (United Kingdom)	52,093	3,643,044

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Professional Services (continued)
Kelly Services, Inc. (Class A Stock)	14,400	$392,688
Kforce, Inc.	64,800	1,636,200
Korn/Ferry International	47,600	1,969,688
ManpowerGroup, Inc.	64,491	8,132,960
Randstad Holding NV (Netherlands)	44,453	2,727,587
Recruit Holdings Co. Ltd. (Japan)	35,600	883,947
RELX NV (United Kingdom)	23,002	528,686
RELX PLC (United Kingdom)	22,580	529,459
RPX Corp.	61,800	830,592
TrueBlue, Inc.*	56,600	1,556,500
Wolters Kluwer NV (Netherlands)	10,828	564,458

		43,846,661

Real Estate Management & Development — 0.6%
Agile Group Holdings Ltd. (China)	324,000	490,153
Aldar Properties PJSC (United Arab Emirates)	580,436	347,486
Alony Hetz Properties & Investments Ltd. (Israel)	25,119	269,213
Castellum AB (Sweden)	35,969	606,623
CBRE Group, Inc. (Class A Stock)*	769,300	33,318,383
China Jinmao Holdings Group Ltd. (China)	1,366,000	600,157
China Overseas Land & Investment Ltd. (China)	710,000	2,279,017
China Resources Land Ltd. (China)	372,000	1,091,315
China Vanke Co. Ltd. (China) (Class H Stock)	315,100	1,253,937
Citycon OYJ (Finland)	166,801	431,466
CK Asset Holdings Ltd. (Hong Kong)	455,500	3,970,671
Country Garden Holdings Co. Ltd. (China)	1,445,000	2,745,205
CSI Properties Ltd. (Hong Kong)	8,100,000	418,945
Daito Trust Construction Co. Ltd. (Japan)	11,000	2,241,043
Daiwa House Industry Co. Ltd. (Japan)	424,800	16,289,971
DAMAC Properties Dubai Co. PJSC (United Arab Emirates)	98,197	88,118
Deutsche EuroShop AG (Germany)	7,297	296,547
Emaar Properties PJSC (United Arab Emirates)	273,871	517,972
Forestar Group, Inc.*(a)	12,221	268,862
Fullshare Holdings Ltd. (Hong Kong)*	640,000	294,940
Grainger PLC (United Kingdom)	62,864	245,894
Guangzhou R&F Properties Co. Ltd. (China) (Class H Stock)	254,000	571,066
Hang Lung Group Ltd. (Hong Kong)	12,000	44,121
Hang Lung Properties Ltd. (Hong Kong)	275,000	669,893
Hemfosa Fastigheter AB (Sweden)	86,838	1,163,629
Henderson Land Development Co. Ltd. (Hong Kong)	164,000	1,078,301
HFF, Inc. (Class A Stock)	65,900	3,205,376
Hongkong Land Holdings Ltd. (Hong Kong)	36,700	258,142
Hysan Development Co. Ltd. (Hong Kong)	34,000	180,187
Jones Lang LaSalle, Inc.	153,503	22,861,202
Kerry Properties Ltd. (Hong Kong)	1,893,500	8,506,163
LendLease Group (Australia)	4,815	61,215
Leopalace21 Corp. (Japan)	34,700	269,466
Longfor Properties Co. Ltd. (China)	299,000	748,049
Marcus & Millichap, Inc.*	31,100	1,014,171
Mitsubishi Estate Co. Ltd. (Japan)	173,300	3,009,015
NEPI Rockcastle PLC (Romania)	10,468	180,343

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
New World Development Co. Ltd. (Hong Kong)	505,000	$756,883
RMR Group, Inc. (The) (Class A Stock)	17,900	1,061,470
Savills PLC (United Kingdom)	33,572	449,283
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. (China)	33,700	48,752
Shimao Property Holdings Ltd. (Hong Kong)	739,500	1,604,268
Sino Land Co. Ltd. (Hong Kong)	610,000	1,079,156
Sino-Ocean Group Holding Ltd. (China)	2,618,000	1,802,783
SOHO China Ltd. (China)	150,000	87,581
Sumitomo Realty & Development Co. Ltd. (Japan)	55,000	1,805,044
Sun Hung Kai Properties Ltd. (Hong Kong)	88,000	1,465,117
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	44,000	407,102
Swire Properties Ltd. (Hong Kong)	56,000	180,433
Wharf Holdings Ltd. (The) (Hong Kong)	2,197,000	7,576,336
Wharf Real Estate Investment Co. Ltd. (Hong Kong)*	44,000	292,851
Wheelock & Co. Ltd. (Hong Kong)	168,000	1,197,544
Yanlord Land Group Ltd. (Singapore)	2,102,900	2,542,739

		134,243,599

Road & Rail — 0.9%
Avis Budget Group, Inc.*(a)	285,100	12,510,188
Central Japan Railway Co. (Japan)	111,100	19,882,522
Covenant Transportation Group, Inc. (Class A Stock)*	25,900	744,107
DSV A/S (Denmark)	26,108	2,054,330
East Japan Railway Co. (Japan)	45,200	4,407,824
Kansas City Southern	103,100	10,848,182
Landstar System, Inc.	142,200	14,803,020
Localiza Rent a Car SA (Brazil)	41,425	275,492
National Express Group PLC (United Kingdom)	640,504	3,298,439
Norfolk Southern Corp.	412,900	59,829,210
Old Dominion Freight Line, Inc.	210,300	27,664,965
Roadrunner Transportation Systems, Inc.*	69,100	532,761
Senko Group Holdings Co. Ltd. (Japan)	194,900	1,407,882
Union Pacific Corp.	286,800	38,459,880

		196,718,802

Semiconductors & Semiconductor Equipment — 2.3%
Advanced Energy Industries, Inc.*	133,100	8,981,588
Alpha & Omega Semiconductor Ltd.*	56,300	921,068
Amkor Technology, Inc.*	220,200	2,213,010
Applied Materials, Inc.	1,233,800	63,071,856
AXT, Inc.*	52,000	452,400
BE Semiconductor Industries NV (Netherlands)	135,926	11,354,500
Broadcom Ltd.	250,000	64,225,000
Cabot Microelectronics Corp.	55,200	5,193,216
Cirrus Logic, Inc.*	363,500	18,851,110
Diodes, Inc.*	53,700	1,539,579
Disco Corp. (Japan)	4,500	997,378
Entegris, Inc.	431,600	13,142,220
FormFactor, Inc.*	73,400	1,148,710
GCL-Poly Energy Holdings Ltd. (Hong Kong)*	4,173,000	744,577

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Hyundai Robotics Co. Ltd. (South Korea)*	1,450	$516,676
Intel Corp.	1,080,300	49,866,648
KLA-Tencor Corp.	150,900	15,855,063
MediaTek, Inc. (Taiwan)	42,000	412,852
Microsemi Corp.*	194,100	10,025,265
MKS Instruments, Inc.	387,300	36,599,850
Nanya Technology Corp. (Taiwan)	412,000	1,048,706
NVIDIA Corp.	15,100	2,921,850
NXP Semiconductors NV (Netherlands)*	4,400	515,195
Phison Electronics Corp. (Taiwan)	44,000	429,898
Powertech Technology, Inc. (Taiwan)	19,000	55,956
SCREEN Holdings Co. Ltd. (Japan)	5,700	463,590
Semtech Corp.*	42,500	1,453,500
Silicon Laboratories, Inc.*	130,700	11,540,810
Siltronic AG (Germany)*	33,417	4,831,158
SK Hynix, Inc. (South Korea)	97,476	6,923,363
Smart Global Holdings, Inc.*	26,700	899,790
STMicroelectronics NV (Switzerland)	87,240	1,903,052
Synaptics, Inc.*(a)	130,300	5,204,182
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	566,000	4,333,904
Teradyne, Inc.	357,900	14,985,273
Texas Instruments, Inc.	802,000	83,760,880
Tokyo Electron Ltd. (Japan)	120,500	21,736,928
United Microelectronics Corp. (Taiwan)	692,000	328,593
Versum Materials, Inc.	440,300	16,665,355

		486,114,549

Software — 2.5%
A10 Networks, Inc.*	39,100	301,852
ACI Worldwide, Inc.*	262,300	5,946,341
Activision Blizzard, Inc.	714,800	45,261,136
Adobe Systems, Inc.*	449,000	78,682,760
Aspen Technology, Inc.*	50,600	3,349,720
Bottomline Technologies de, Inc.*	22,100	766,428
Capcom Co. Ltd. (Japan)	51,300	1,622,355
CDK Global, Inc.	445,600	31,762,368
Check Point Software Technologies Ltd. (Israel)*(a)	18,800	1,948,055
Constellation Software, Inc. (Canada)	900	545,599
Dell Technologies, Inc. (Class V Stock)*	182,300	14,817,344
Electronic Arts, Inc.*	40,500	4,254,930
Fair Isaac Corp.	102,300	15,672,360
Fortinet, Inc.*	650,600	28,424,714
Intuit, Inc.	87,700	13,837,306
Konami Holdings Corp. (Japan)	13,900	764,392
Microsoft Corp.	1,592,800	136,248,112
Nexon Co. Ltd. (Japan)*	585,900	16,991,267
Nice Ltd. (Israel)	9,243	844,592
Open Text Corp. (Canada)	10,000	355,688
Oracle Corp.	1,773,700	83,860,536
Oracle Corp. (Japan)	1,100	91,037
Progress Software Corp.	189,600	8,071,272
Qualys, Inc.*	52,800	3,133,680
Sage Group PLC (The) (United Kingdom)	148,673	1,598,305
SAP SE (Germany)	6,663	745,423
Take-Two Interactive Software, Inc.*	57,800	6,345,284
Temenos Group AG (Switzerland)*	8,152	1,043,218
TiVo Corp.	143,500	2,238,600

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Tyler Technologies, Inc.*	19,100	$3,381,655
Varonis Systems, Inc.*	92,900	4,510,295
Verint Systems, Inc.*	133,100	5,570,235

		522,986,859

Specialty Retail — 1.1%
Arcland Sakamoto Co. Ltd. (Japan)	43,400	702,548
Asbury Automotive Group, Inc.*	39,100	2,502,400
Bed Bath & Beyond, Inc.(a)	156,000	3,430,440
Burlington Stores, Inc.*	194,400	23,917,032
CECONOMY AG (Germany)	287,272	4,335,685
Chico’s FAS, Inc.	35,100	309,582
Conn’s, Inc.*(a)	50,700	1,802,385
Dick’s Sporting Goods, Inc.(a)	331,100	9,515,814
Fast Retailing Co. Ltd. (Japan)	900	357,852
FF Group (Greece)*	13,637	310,787
Five Below, Inc.*(a)	19,900	1,319,768
Fnac Darty SA (France)*	11,858	1,430,646
Foot Locker, Inc.(a)	419,900	19,684,912
Francesca’s Holdings Corp.*(a)	336,500	2,459,815
GameStop Corp. (Class A Stock)(a)	1,082,800	19,436,260
Gap, Inc. (The)(a)	798,800	27,207,128
Genesco, Inc.*	69,900	2,271,750
Group 1 Automotive, Inc.	42,500	3,016,225
Hibbett Sports, Inc.*(a)	133,000	2,713,200
JD Sports Fashion PLC (United Kingdom)	268,282	1,215,541
JUMBO SA (Greece)	2,853	50,954
Kingfisher PLC (United Kingdom)	323,059	1,475,095
Komeri Co. Ltd. (Japan)	62,400	1,802,024
Michaels Cos., Inc. (The)*	309,000	7,474,710
Murphy USA, Inc.*(a)	61,100	4,909,996
Office Depot, Inc.	1,838,100	6,506,874
RH*(a)	10,900	939,689
Ross Stores, Inc.	679,500	54,529,875
Sally Beauty Holdings, Inc.*(a)	671,200	12,591,712
Sonic Automotive, Inc. (Class A Stock)(a)	54,300	1,001,835
Tailored Brands, Inc.(a)	223,900	4,887,737
Tilly’s, Inc. (Class A Stock)	82,910	1,223,752
Urban Outfitters, Inc.*(a)	71,100	2,492,766
USS Co. Ltd. (Japan)	60,300	1,275,148

		229,101,937

Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.	1,359,000	229,983,570
Brother Industries Ltd. (Japan)	39,500	970,893
Canon, Inc. (Japan)(a)	644,100	23,997,941
Catcher Technology Co. Ltd. (Taiwan)	18,000	197,239
FUJIFILM Holdings Corp. (Japan)	304,900	12,441,434
HP, Inc.	2,685,700	56,426,557
Konica Minolta, Inc. (Japan)	92,100	883,692
NCR Corp.*	416,300	14,150,037
Ricoh Co. Ltd. (Japan)	58,200	539,329
Samsung Electronics Co. Ltd. (South Korea)	3,814	9,061,725
Seiko Epson Corp. (Japan)	36,200	852,200
Western Digital Corp.	118,900	9,456,117

		358,960,734

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods — 0.7%
adidas AG (Germany)	11,529	$2,305,675
ANTA Sports Products Ltd. (China)	91,000	412,734
Burberry Group PLC (United Kingdom)	53,780	1,296,624
Carter’s, Inc.	107,100	12,583,179
China Taifeng Beddings Holdings Ltd. (China)*^	242,000	—
Hermes International (France)	1,705	912,127
Lululemon Athletica, Inc.*	165,500	13,006,645
LVMH Moet Hennessy Louis Vuitton SE (France)	100,106	29,381,563
Moncler SpA (Italy)	339,425	10,609,564
Movado Group, Inc.	9,900	318,780
Oxford Industries, Inc.	13,200	992,508
PVH Corp.	162,000	22,228,020
Skechers U.S.A., Inc. (Class A Stock)*	1,203,400	45,536,656
Swatch Group AG (The) (Switzerland)	8,794	670,748
Titan Co. Ltd. (India)	94,176	1,265,767
Wolverine World Wide, Inc.	308,800	9,844,544
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	88,500	347,482

		151,712,616

Thrifts & Mortgage Finance — 0.2%
Aareal Bank AG (Germany)	9,175	414,271
Deutsche Pfandbriefbank AG (Germany), 144A	320,954	5,127,129
Federal Agricultural Mortgage Corp. (Class C Stock)	19,000	1,486,560
Flagstar Bancorp, Inc.*	94,300	3,528,706
Genworth Mortgage Insurance Australia Ltd. (Australia)	560,896	1,310,031
Housing Development Finance Corp. Ltd. (India)	5,204	139,356
MGIC Investment Corp.*	719,800	10,156,378
Nationstar Mortgage Holdings, Inc.*	20,600	381,100
OneSavings Bank PLC (United Kingdom)	214,640	1,192,172
Radian Group, Inc.	677,800	13,969,458
Walker & Dunlop, Inc.*	42,900	2,037,750

		39,742,911

Tobacco — 0.6%
Altria Group, Inc.	1,249,900	89,255,359
British American Tobacco PLC (United Kingdom)	111,057	7,507,303
Gudang Garam Tbk PT (Indonesia)	106,400	657,172
Imperial Brands PLC (United Kingdom)	129,427	5,520,650
Japan Tobacco, Inc. (Japan)(a)	151,900	4,891,654
KT&G Corp. (South Korea)	5,913	637,105
Scandinavian Tobacco Group A/S (Denmark), 144A	22,500	435,552
Swedish Match AB (Sweden)	471,220	18,562,143

		127,466,938

Trading Companies & Distributors — 0.6%
AerCap Holdings NV (Ireland)*	8,800	462,967
Applied Industrial Technologies, Inc.	119,900	8,165,190
BMC Stock Holdings, Inc.*	53,800	1,361,140
Foundation Building Materials, Inc.*(a)	58,600	866,694
GMS, Inc.*	69,100	2,600,924

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors (continued)
ITOCHU Corp. (Japan)	1,460,700	$27,229,668
Marubeni Corp. (Japan)	3,257,300	23,549,267
MISUMI Group, Inc. (Japan)	38,400	1,114,834
Mitsubishi Corp. (Japan)	303,900	8,379,671
Mitsui & Co. Ltd. (Japan)	270,500	4,388,437
MSC Industrial Direct Co., Inc. (Class A Stock)	7,200	695,952
Rush Enterprises, Inc. (Class A Stock)*	12,500	635,125
Sojitz Corp. (Japan)	193,600	593,129
Sumitomo Corp. (Japan)	469,800	7,968,634
Toyota Tsusho Corp. (Japan)	37,400	1,502,479
United Rentals, Inc.*	105,900	18,205,269
Veritiv Corp.*	45,800	1,323,620
WESCO International, Inc.*	104,400	7,114,860

		116,157,860

Transportation Infrastructure — 0.1%
Abertis Infraestructuras SA (Spain)	118,796	2,643,164
Aena SME SA (Spain), 144A	12,376	2,504,640
Airports of Thailand PCL (Thailand)	687,600	1,431,800
BBA Aviation PLC (United Kingdom)	157,143	740,524
Enav SpA (Italy), 144A	167,424	906,018
Fraport AG Frankfurt Airport Services Worldwide (Germany)	62,076	6,818,331
Hamburger Hafen und Logistik AG (Germany)	41,381	1,172,740
Jasa Marga Persero Tbk PT (Indonesia)	459,600	216,499
Kamigumi Co. Ltd. (Japan)	18,000	397,788
Macquarie Atlas Roads Group (Australia)	81,407	398,046
Malaysia Airports Holdings Bhd (Malaysia)	199,500	433,466
Sydney Airport (Australia)	150,570	826,195
TAV Havalimanlari Holding A/S (Turkey)	131,217	776,648
Transurban Group (Australia)	208,309	2,016,025

		21,281,884

Water Utilities — 0.0%
Aguas Andinas SA (Chile) (Class A Stock)	269,470	178,391
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	148,900	1,541,026
Pennon Group PLC (United Kingdom)	58,394	616,479
Severn Trent PLC (United Kingdom)	33,241	968,593
SJW Group	32,100	2,048,943

		5,353,432

Wireless Telecommunication Services — 0.2%
America Movil SAB de CV (Mexico) (Class L Stock)	935,700	806,142
China Mobile Ltd. (China)	69,500	702,787
Freenet AG (Germany)	17,922	661,260
Globe Telecom, Inc. (Philippines)	6,730	256,117
KDDI Corp. (Japan)	247,600	6,150,269
Maxis Bhd (Malaysia)	52,200	77,474
Mobile TeleSystems PJSC (Russia), ADR(a)	27,500	280,225
NTT DOCOMO, Inc. (Japan)	187,400	4,430,887
Partner Communications Co. Ltd. (Israel)*	40,291	251,187
Shenandoah Telecommunications Co	43,800	1,480,440
Sistema PJSC FC (Russia), GDR	45,119	188,146
SK Telecom Co. Ltd. (South Korea)	11,891	2,964,652
Telephone & Data Systems, Inc.	471,400	13,104,920

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Wireless Telecommunication Services (continued)
TIM Participacoes SA (Brazil)	100,600	$397,293
Vodafone Group PLC (United Kingdom)	4,632,507	14,643,303

		46,395,102

TOTAL COMMON STOCKS (cost $11,143,235,361)		13,001,061,778

PREFERRED STOCKS — 0.2%
Automobiles — 0.2%
Bayerische Motoren Werke AG (Germany) (PRFC)	8,415	750,903
Volkswagen AG (Germany) (PRFC)	115,699	22,981,582

		23,732,485

Banks — 0.0%
Itau Unibanco Holding SA (Brazil) (PRFC)	94,660	1,215,104
Itausa - Investimentos Itau SA (Brazil) (PRFC)	431,600	1,407,830

		2,622,934

Capital Markets — 0.0%
State Street Corp.	60,000	1,627,200

Chemicals — 0.0%
Fuchs Petrolub SE (Germany) (PRFC)	3,781	200,206
LG Chem Ltd. (South Korea) (PRFC)	208	48,313

		248,519

Diversified Financial Services — 0.0%
Grupo de Inversiones Suramericana SA (Colombia) (PRFC)	3,158	41,268

Electric Utilities — 0.0%
Centrais Eletricas Brasileiras SA (Brazil) (PRFC B)	62,500	427,708
Cia Paranaense de Energia (Brazil) (PRFC B)	3,100	23,317

		451,025

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	2,740	361,831

Metals & Mining — 0.0%
Vedanta Ltd. (India) *	16,588	2,717

Oil, Gas & Consumable Fuels — 0.0%
Surgutneftegas OJSC (Russia) (PRFC)	607,300	296,350
Transneft PJSC (Russia) (PRFC)	79	246,188

		542,538

Personal Products — 0.0%
LG Household & Health Care Ltd. (South Korea) (PRFC)	58	37,774

Technology Hardware, Storage & Peripherals — 0.0%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	795	1,548,192

TOTAL PREFERRED STOCKS (cost $22,949,809)		31,216,483

RIGHTS* — 0.0%	Units	Value
Commercial Services & Supplies — 0.0%
Cleanaway (Australia), expiring 01/19/18	66,566	$7,791

Oil, Gas & Consumable Fuels — 0.0%
Repsol SA (Spain), expiring 01/05/18	275,998	125,508

TOTAL RIGHTS (cost $126,496)		133,299

	Shares
UNAFFILIATED EXCHANGE TRADED FUNDS — 0.2%
iShares MSCI EAFE ETF(a)	310,046	21,799,334
iShares MSCI EAFE Small-Cap ETF	145,000	9,352,500
iShares MSCI Emerging Markets ETF(a)	31,500	1,484,279

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $31,220,082)		32,636,113

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 4.6%
Automobiles — 0.3%
AmeriCredit Automobile Receivables Trust,
Series 2013-5, Class C
2.290%	11/08/19	1,344	1,344,836
Series 2016-4, Class C
2.410%	07/08/22	2,100	2,086,745
Series 2017-3, Class C
2.690%	06/19/23	3,770	3,761,564
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-1A, Class A, 144A
2.500%	07/20/21	8,800	8,790,840
Series 2015-2A, Class A, 144A
2.630%	12/20/21	5,200	5,190,236
Series 2016-1A, Class A, 144A
2.990%	06/20/22	3,900	3,924,221
Ford Credit Auto Owner Trust,
Series 2015-2, Class A, 144A
2.440%	01/15/27	3,200	3,212,221
Series 2016-1, Class A, 144A
2.310%	08/15/27	10,800	10,764,197
Series 2016-2, Class A, 144A
2.030%	12/15/27	7,000	6,898,889
Hertz Vehicle Financing II LLC,
Series 2016-2A, Class A, 144A
2.950%	03/25/22	2,400	2,392,729
Hertz Vehicle Financing II LP,
Series 2015-1A, Class A, 144A
2.730%	03/25/21	1,600	1,604,679
OneMain Direct Auto Receivables Trust,
Series 2017-1A, Class A, 144A
2.160%	10/15/20	7,100	7,078,846
Series 2017-1A, Class B, 144A
2.880%	06/15/21	2,300	2,287,260
Santander Drive Auto Receivables Trust,
Series 2014-1, Class C
2.360%	04/15/20	483	482,801
Series 2014-2, Class C
2.330%	11/15/19	936	936,874

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
Series 2014-3, Class C
2.130%	08/17/20	921	$921,774

			61,678,712

Collateralized Loan Obligations — 2.6%
A Voce CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1R, 3 Month LIBOR + 1.160%, 144A
2.519%(c)	07/15/26	3,250	3,253,530
AIMCO CLO (Cayman Islands),
Series 2015-AA, Class A1, 3 Month LIBOR + 1.700%, 144A
3.059%(c)	01/15/28	16,000	16,000,102
ALM Ltd. (Cayman Islands),
Series 2013-8A, Class A1R, 3 Month LIBOR + 1.490%, 144A
2.849%(c)	10/15/28	7,750	7,776,499
Series 2015-12A, Class A1R, 3 Month LIBOR + 1.050%, 144A
2.409%(c)	04/16/27	10,000	10,022,491
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2014-3A, Class A1R, 3 Month LIBOR + 1.430%, 144A
2.808%(c)	04/28/26	4,600	4,608,775
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-6A, Class A1, 3 Month LIBOR + 1.280%, 144A
2.639%(c)	07/15/29	4,500	4,533,258
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-1A, Class AR2, 3 Month LIBOR + 1.260%, 144A
2.619%(c)	07/16/29	20,750	20,893,688
Battalion CLO Ltd. (Cayman Islands),
Series 2013-4A, Class A1R, 3 Month LIBOR + 1.140%, 144A
2.503%(c)	10/22/25	7,200	7,205,655
Series 2015-8A, Class A1R, 3 Month LIBOR + 1.340%, 144A
2.694%(c)	07/18/30	11,750	11,831,128
Bean Creek CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A, 3 Month LIBOR + 1.620%, 144A
2.983%(c)	01/20/28	21,250	21,366,095
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 3 Month LIBOR + 1.250%, 144A
2.609%(c)	07/15/29	10,750	10,819,183
Series 2017-12A, Class A1, 3 Month LIBOR + 1.250%, 144A
2.597%(c)	10/15/30	13,750	13,810,995
BlueMountain CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A1R, 3 Month LIBOR + 1.330%, 144A
2.689%(c)	04/13/27	1,500	1,504,877
Carlyle Global Market Strategies CLO Ltd.,
Series 2012-4A, Class AR, 3 Month LIBOR + 1.450%, 144A
2.813%(c)	01/20/29	7,500	7,608,535

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-1A, Class A1B, 3 Month LIBOR + 1.230%, 144A
2.593%(c)	04/20/31	10,500	$10,576,119
Series 2017-2A, Class A1B, 3 Month LIBOR + 1.220%, 144A
2.551%(c)	07/20/31	7,750	7,793,071
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-2A, Class A1R, 3 Month LIBOR + 1.400%, 144A
2.754%(c)	10/18/26	500	502,225
Eaton Vance CLO Ltd. (Cayman Islands),
Series 2014-1A, Class AR, 3 Month LIBOR + 1.200%, 144A
2.559%(c)	07/15/26	2,000	2,008,843
ECP CLO Ltd. (Cayman Islands),
Series 2014-6A, Class A1A, 3 Month LIBOR + 1.450%, 144A
2.809%(c)	07/15/26	3,750	3,752,961
Elevation CLO Ltd. (Cayman Islands),
Series 2014-3A, Class AR, 3 Month LIBOR + 1.180%, 144A
2.539%(c)	10/15/26	3,250	3,258,877
Series 2015-4A, Class A, 3 Month LIBOR + 1.550%, 144A
2.904%(c)	04/18/27	3,750	3,785,752
ICG US CLO Ltd. (Cayman Islands),
Series 2017-2A, Class A1, 3 Month LIBOR + 1.280%, 144A
2.597%(c)	10/23/29	10,000	10,068,068
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A1, 3 Month LIBOR + 1.500%, 144A
2.863%(c)	07/20/27	5,500	5,523,198
JMP Credit Advisors CLO IV Ltd. (Cayman Islands),
Series 2017-1A, Class A, 3 Month LIBOR + 1.370%, 144A
2.723%(c)	07/17/29	4,250	4,265,149
KVK CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1R, 3 Month LIBOR + 1.300%, 144A
2.716%(c)	05/15/26	2,500	2,508,047
Series 2014-2A, Class AR, 3 Month LIBOR + 1.180%, 144A
2.539%(c)	07/15/26	12,000	12,028,018
Series 2014-3A, Class AR, 3 Month LIBOR + 1.200%, 144A
2.559%(c)	10/15/26	7,500	7,525,271
Mill Creek CLO Ltd. (Cayman Islands),
Series 2016-1A, Class A, 3 Month LIBOR + 1.750%, 144A
3.113%(c)	04/20/28	6,500	6,537,135
Mountain View CLO LLC (Cayman Islands),
Series 2017-2A, Class A, 3 Month LIBOR + 1.210%, 144A
3.075%(c)	01/16/31	15,000	15,000,000
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A
2.572%(c)	01/15/28	9,000	9,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1A, 3 Month LIBOR + 1.260%, 144A
2.561%(c)	07/15/30	11,000	$11,089,179
OZLM Funding Ltd. (Cayman Islands),
Series 2012-2A, Class A1R, 3 Month LIBOR + 1.440%, 144A
2.818%(c)	10/30/27	6,750	6,766,078
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 3 Month LIBOR + 1.250%, 144A
2.628%(c)	10/30/30	12,750	12,853,748
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A1R, 3 Month LIBOR + 1.300%, 144A
2.741%(c)	05/21/29	20,250	20,353,064
Regatta Funding Ltd. (Cayman Islands),
Series 2016-1A, Class A1, 3 Month LIBOR + 1.520%, 144A
3.145%(c)	12/20/28	4,250	4,290,447
Series 2017-1A, Class A, 3 Month LIBOR + 1.250%, 144A
2.619%(c)	10/17/30	7,500	7,527,644
Silver Creek CLO Ltd. (Cayman Islands),
Series 2014-1A, Class AR, 3 Month LIBOR + 1.240%, 144A
2.603%(c)	07/20/30	12,000	12,081,437
Sound Point CLO Ltd. (Cayman Islands),
Series 2016-1A, Class A, 3 Month LIBOR + 1.650%, 144A
3.013%(c)	07/20/28	7,000	7,058,713
Series 2016-2A, Class A, 3 Month LIBOR + 1.660%, 144A
3.023%(c)	10/20/28	9,250	9,343,883
Series 2017-2A, Class A, 3 Month LIBOR + 1.280%, 144A
2.567%(c)	07/25/30	10,000	10,064,940
Series 2017-3A, Class A1B, 3 Month LIBOR + 1.220%, 144A
2.580%(c)	10/20/30	13,250	13,263,915
Telos CLO (Cayman Islands),
Series 2013-3A, Class AR, 3 Month LIBOR + 1.300%, 144A
2.653%(c)	07/17/26	25,000	25,166,418
TICP CLO Ltd. (Cayman Islands),
Series 2016-6A, Class A, 3 Month LIBOR + 1.550%, 144A
2.909%(c)	01/15/29	2,750	2,775,310
Series 2017-7A, Class AS, 3 Month LIBOR + 1.230%, 144A
2.534%(c)	07/15/29	10,500	10,538,743
Series 2017-9A, Class A, 144A
—%(p)	01/20/31	8,000	8,000,000
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-4A, Class A, 3 Month LIBOR + 1.750%, 144A
3.104%(c)	04/18/28	13,750	13,813,526
Series 2016-5A, Class A, 3 Month LIBOR + 1.700%, 144A
3.067%(c)	10/25/28	10,500	10,569,759
Series 2017-6A, Class A, 3 Month LIBOR + 1.320%, 144A
2.687%(c)	07/25/29	16,250	16,301,599
Series 2017-7A, Class A, 3 Month LIBOR + 1.210%, 144A
2.908%(c)	01/25/31	9,000	9,000,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Tryon Park CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 3 Month LIBOR + 1.120%, 144A
2.479%(c)	07/15/25	4,684	$4,693,807
Voya CLO Ltd. (Cayman Islands),
Series 2013-2A, Class A1, 3 Month LIBOR + 1.150%, 144A
2.517%(c)	04/25/25	8,542	8,567,553
Wellfleet CLO Ltd. (Cayman Islands),
Series 2016-2A, Class A1, 3 Month LIBOR + 1.650%, 144A
3.013%(c)	10/20/28	7,500	7,546,469
Series 2017-1A, Class A1, 3 Month LIBOR + 1.320%, 144A
2.683%(c)	04/20/29	9,000	9,059,756
Series 2017-2A, Class A1, 3 Month LIBOR + 1.250%, 144A
2.626%(c)	10/20/29	12,750	12,798,843
West CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1AR, 3 Month LIBOR + 1.160%, 144A
2.552%(c)	11/07/25	2,500	2,505,590
Series 2014-1A, Class A1R, 3 Month LIBOR + 0.920%, 144A
2.274%(c)	07/18/26	16,000	16,010,298
Zais CLO Ltd. (Cayman Islands),
Series 2017-1A, Class A1, 3 Month LIBOR + 1.370%, 144A
2.729%(c)	07/15/29	13,500	13,637,730
Series 2017-2A, Class A, 3 Month LIBOR + 1.290%, 144A
2.647%(c)	04/15/30	7,000	7,010,013

			538,056,007

Consumer Loans — 0.6%
Lendmark Funding Trust,
Series 2017-2A, Class A, 144A
2.800%	05/20/26	8,300	8,267,349
Mariner Finance Issuance Trust,
Series 2017-BA, Class A, 144A
2.920%	12/20/29	12,600	12,574,504
OneMain Financial Issuance Trust,
Series 2014-2A, Class A, 144A
2.470%	09/18/24	46	45,550
Series 2015-1A, Class A, 144A
3.190%	03/18/26	14,765	14,840,485
Series 2015-2A, Class A, 144A
2.570%	07/18/25	3,563	3,560,460
Series 2016-1A, Class A, 144A
3.660%	02/20/29	15,350	15,596,831
Series 2016-2A, Class A, 144A
4.100%	03/20/28	3,460	3,504,697
Series 2017-1A, Class B, 144A
2.790%	09/14/32	2,500	2,461,901
Oportun Funding LLC,
Series 2017-A, Class A, 144A
3.230%	06/08/23	4,500	4,482,815
Series 2017-B, Class A, 144A
3.220%	10/10/23	11,600	11,546,678

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Consumer Loans (continued)
SpringCastle America Funding LLC,
Series 2016-AA, Class A, 144A
3.050%	04/25/29	13,961	$14,047,351
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A
3.160%	11/15/24	29,631	29,748,662

			120,677,283

Credit Cards — 0.2%
Chase Issuance Trust,
Series 2016-A1, Class A, 1 Month LIBOR + 0.410%
1.887%(c)	05/17/21	9,400	9,437,656
Discover Card Execution Note Trust,
Series 2015-A2, Class A
1.900%	10/17/22	10,900	10,835,507
Series 2017-A5, Class A5, 1 Month LIBOR + 0.600%
2.077%(c)	12/15/26	15,300	15,469,194

			35,742,357

Home Equity Loans — 0.2%
Accredited Mortgage Loan Trust,
Series 2004-3, Class 2A5, 1 Month LIBOR + 1.080%
2.632%(c)	10/25/34	2,853	2,903,097
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates,
Series 2004-1, Class M1, 1 Month LIBOR + 1.020%
2.572%(c)	04/25/34	3,977	3,941,952
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-AR1, Class M3, 1 Month LIBOR + 4.500%
5.503%(c)	01/25/33	2,485	2,489,672
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-W5, Class AV2, 1 Month LIBOR + 0.760%
2.312%(c)	10/25/33	958	920,440
Series 2003-W7, Class A2, 1 Month LIBOR + 0.780%
2.332%(c)	03/25/34	1,975	1,944,393
Series 2003-W7, Class M1, 1 Month LIBOR + 1.035%
2.587%(c)	03/25/34	811	813,168
Series 2003-W10, Class M1, 1 Month LIBOR + 1.080%
2.632%(c)	01/25/34	1,373	1,344,934
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE1, Class M2, 1 Month LIBOR + 3.525%
5.002%(c)	01/15/33	172	173,136
Series 2004-HE7, Class M1, 1 Month LIBOR + 0.975%
2.304%(c)	10/25/34	5,027	5,081,962
Series 2005-HE1, Class M1, 1 Month LIBOR + 0.750%
2.302%(c)	03/25/35	3,083	3,095,414
CDC Mortgage Capital Trust,
Series 2003-HE1, Class M1, 1 Month LIBOR + 1.350%
2.902%(c)	08/25/33	3,019	3,007,696
Series 2003-HE4, Class M1, 1 Month LIBOR + 0.975%
2.527%(c)	03/25/34	968	952,127
Home Equity Asset Trust,
Series 2002-1, Class M1, 1 Month LIBOR + 1.320%
2.872%(c)	11/25/32	1,240	1,237,769
Series 2002-5, Class M1, 1 Month LIBOR + 1.700%
3.252%(c)	05/25/33	2,609	2,596,880
Series 2003-8, Class M1, 1 Month LIBOR + 1.080%
2.632%(c)	04/25/34	848	854,683

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
Merrill Lynch Mortgage Investors Trust,
Series 2003-OPT1, Class A3, 1 Month LIBOR + 0.720%
2.272%(c)	07/25/34	251	$246,922
Series 2004-HE2, Class A1A, 1 Month LIBOR + 0.800%
2.352%(c)	08/25/35	811	736,362
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE3, Class M1, 1 Month LIBOR + 1.020%
2.572%(c)	10/25/33	960	959,754
Series 2003-NC7, Class M1, 1 Month LIBOR + 1.050%
2.602%(c)	06/25/33	730	721,780
Series 2004-HE8, Class M1, 1 Month LIBOR + 0.960%
2.512%(c)	09/25/34	5,000	5,030,481
Series 2005-HE2, Class M1, 1 Month LIBOR + 0.600%
2.152%(c)	01/25/35	1,818	1,808,726
Morgan Stanley Home Equity Loan Trust,
Series 2005-3, Class M2, 1 Month LIBOR + 0.705%
2.257%(c)	08/25/35	1,911	1,918,183
Option One Mortgage Acceptance Corp., Asset-Backed Certificates,
Series 2003-4, Class A2, 1 Month LIBOR + 0.640%
2.192%(c)	07/25/33	1,049	1,038,577
Series 2003-6, Class A2, 1 Month LIBOR + 0.660%
2.212%(c)	11/25/33	1,659	1,621,397
RAMP Trust,
Series 2005-EFC2, Class M3, 1 Month LIBOR + 0.735%
2.287%(c)	07/25/35	829	829,239
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC1, Class M1, 1 Month LIBOR + 0.765%
2.317%(c)	02/25/35	1,336	1,315,917
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2005-3, Class M4, 1 Month LIBOR + 0.885%
2.437%(c)	11/25/35	1,052	1,058,974

			48,643,635

Residential Mortgage-Backed Securities — 0.6%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-R6, Class M1, 1 Month LIBOR + 0.600%
2.152%(c)	08/25/35	699	700,345
Bear Stearns Asset-Backed Securities Trust,
Series 2004-SD2, Class A1
4.421%(cc)	03/25/44	1,058	1,055,282
Chase Funding Trust,
Series 2003-1, Class 2A2, 1 Month LIBOR + 0.660%
2.212%(c)	11/25/32	675	652,709
CIM Trust,
Series 2017-8, Class A1, 144A^
3.000%(cc)	12/25/65	15,020	15,037,386
CIT Mortgage Loan Trust,
Series 2007-1, Class 2A3, 1 Month LIBOR + 1.450%, 144A
3.002%(c)	10/25/37	4,477	4,504,164
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB5, Class M1, 1 Month LIBOR + 0.915%
2.467%(c)	01/25/34	2,735	2,748,694
CSMC Trust,
Series 2016-RPL1, Class A1, 1 Month LIBOR + 3.150%, 144A
4.511%(c)	12/26/46	10,337	10,412,939
Series 2017-6R, Class A1^
2.722%(cc)	03/06/47	8,162	8,210,335

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
GSAMP Trust,
Series 2004-HE2, Class M1, 1 Month LIBOR + 0.975%
2.527%(c)	09/25/34		5,364	$5,417,835
Merrill Lynch Mortgage Investors Trust,
Series 2005-WMC1, Class M1, 1 Month LIBOR + 0.750%
2.302%(c)	09/25/35		1,611	1,564,833
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WHQ2, Class M2, 1 Month LIBOR + 0.690%
2.242%(c)	05/25/35		6,528	6,545,925
Popular ABS Mortgage Pass-Through Trust,
Series 2005-4, Class M1, 1 Month LIBOR + 0.460%
2.012%(c)	09/25/35		6,194	6,197,619
Series 2005-5, Class AF4
4.153%(cc)	11/25/35		2,250	2,249,122
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC1, Class M1, 1 Month LIBOR + 1.200%
2.752%(c)	01/25/34		1,380	1,377,926
Series 2004-BC4, Class A2C, 1 Month LIBOR + 0.980%
2.532%(c)	10/25/35		7,271	7,129,893
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-BC3, Class M1, 1 Month LIBOR + 1.125%
2.677%(c)	04/25/33		2,687	2,631,372
Towd Point Mortgage Funding,
Series 2017-A11, Class A1, 144A
1.376%(cc)	05/20/45		11,082	15,003,749
Towd Point Mortgage Trust,
Series 2015-2, Class 1M2, 144A
3.514%(cc)	11/25/60		4,000	4,151,025
Series 2017-4, Class A1, 144A
2.750%(cc)	06/25/57		8,592	8,556,448
Series 2017-6, Class A1, 144A
2.750%(cc)	10/25/57		19,107	19,040,486
VOLT LVII LLC,
Series 2017-NPL4, Class A1, 144A
3.375%	04/25/47		944	947,602
VOLT LX LLC,
Series 2017-NPL7, Class A1, 144A
3.250%	04/25/59		954	955,346

				125,091,035

Student Loans — 0.1%
Commonbond Student Loan Trust,
Series 2017-AGS, Class A2, 1 Month LIBOR + 0.850%, 144A
2.402%(c)	05/25/41		6,250	6,289,005
Earnest Student Loan Program LLC,
Series 2017-A, Class A1, 1 Month LIBOR + 1.000%, 144A
2.552%(c)	01/25/41		3,477	3,515,633
Series 2017-A, Class A2, 144A
2.650%	01/25/41		7,442	7,403,477

				17,208,115

TOTAL ASSET-BACKED SECURITIES (cost $938,777,028)				947,097,144

BANK LOANS(c) —0.1%
Consumer Cyclical – Services — 0.0%
Obol France 3 SAS
Facility B, 6 Month EURIBOR + 3.250%
3.250%	04/11/23	EUR	1,205	1,454,337

Interest Rate	Maturity Date	Principal Amount (000)#		Value
BANK LOANS(c) (continued)
Healthcare & Pharmaceutical — 0.0%
Avantor, Inc.,
Initial Euro Term Loan, 1 Month EURIBOR + 4.250%
4.250%	11/21/24	EUR	1,375	$1,658,812

Internet Software & Services — 0.0%
McAfee LLC,
Closing Date USD Term Loan, 1 Month LIBOR + 4.500%
6.069%	09/30/24		7,506	7,478,039

Retail — 0.1%
Intervias Finco, Ltd.,
Facility D1, 3 Month GBP LIBOR + 5.000%
5.440%	01/31/23	GBP	4,400	5,961,689
Rite Aid Corp.,
Tranche 2 Term Loan (Second Lien), 1 Month LIBOR + 3.880%
5.365%	06/21/21		1,750	1,749,999

				7,711,688

Technology — 0.0%
First Data Corp.,
2020 Term A Loan, 1 Month LIBOR + 1.750%
3.302%	06/02/20		2,375	2,373,219
Peer Holdings BV (United Kingdom),
Facility B, 1 Month EURIBOR + 3.250%
3.250%	02/25/22	EUR	2,000	2,405,692

				4,778,911

Technology Hardware, Storage & Peripherals — 0.0%
Dell International LLC,
Replacement Term A-3 Loan, 1 Month LIBOR + 1.500%
3.070%	12/31/18		1,997	1,996,216

TOTAL BANK LOANS (cost $25,715,864)				25,078,003

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.1%
BANK,
Series 2017-BNK4, Class A3
3.362%	05/15/50		13,400	13,675,118
Series 2017-BNK5, Class A3
3.020%	06/15/60		24,420	24,469,914
Series 2017-BNK7, Class A4
3.175%	09/15/60		34,400	34,498,546
CD Mortgage Trust,
Series 2017-CD5, Class A3
3.171%	08/15/50		16,000	16,087,262
CFCRE Commercial Mortgage Trust,
Series 2016-C6, Class A2
2.950%	11/10/49		17,000	16,713,933
Series 2017-C8, Class A3
3.305%	06/15/50		19,400	19,433,787
CGMS Commercial Mortgage Trust,
Series 2017-B1, Class A3
3.197%	08/15/50		22,300	22,465,230
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47		3,850	3,993,349
Series 2015-GC31, Class A3
3.497%	06/10/48		8,000	8,270,352
Commercial Mortgage Trust,

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-CR20, Class A3
3.326%	11/10/47	6,000	$6,123,865
Series 2014-UBS2, Class A5
3.961%	03/10/47	5,578	5,883,022
Series 2014-UBS4, Class A3
3.430%	08/10/47	5,900	6,006,767
Series 2014-UBS6, Class A4
3.378%	12/10/47	1,600	1,638,214
Series 2015-CR25, Class A3
3.505%	08/10/48	16,000	16,499,171
Series 2015-CR26, Class A3
3.359%	10/10/48	3,000	3,076,938
Series 2015-CR26, Class A4
3.630%	10/10/48	10,000	10,411,864
Series 2015-CR27, Class A3
3.349%	10/10/48	20,050	20,469,362
Series 2015-DC1, Class A4
3.078%	02/10/48	5,000	5,011,439
Series 2015-LC21, Class A3
3.445%	07/10/48	7,000	7,198,416
Series 2015-LC23, Class A3
3.521%	10/10/48	20,000	20,653,260
Series 2016-COR1, Class A3
2.826%	10/10/49	11,000	10,774,427
CSAIL Commercial Mortgage Trust,
Series 2015-C2, Class A3
3.231%	06/15/57	8,000	8,066,006
Series 2015-C3, Class A3
3.447%	08/15/48	7,000	7,156,937
Series 2017-CX10, Class A4
3.191%	11/15/50	13,000	13,058,629
DBJPM Mortgage Trust,
Series 2016-C3, Class A4
2.632%	09/10/49	10,900	10,567,666
Fannie Mae-Aces,
Series 2015-M8, Class AB2
2.829%(cc)	01/25/25	5,145	5,156,737
Series 2015-M17, Class A2
2.939%(cc)	11/25/25	9,500	9,624,325
Series 2017-M1, Class A2
2.417%(cc)	10/25/26	13,826	13,367,270
Series 2017-M4, Class A2
2.597%(cc)	12/25/26	25,500	24,989,266
FHLMC Multifamily Structured Pass-Through Certificates,
Series K064, Class AM
3.327%(cc)	03/25/27	21,800	22,382,891
Series K008, Class X1, IO
1.534%(cc)	06/25/20	11,367	350,542
Series K025, Class X1, IO
0.870%(cc)	10/25/22	12,785	438,640
Series K050, Class A2
3.334%(cc)	08/25/25	4,000	4,160,440
Series K052, Class X1, IO
0.672%(cc)	11/25/25	109,648	4,740,095
Series K055, Class X1, IO
1.368%(cc)	03/25/26	32,496	2,997,966
Series K057, Class X1, IO
1.193%(cc)	07/25/26	35,226	2,933,794

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K058, Class X1, IO
0.930%(cc)	08/25/26	204,719	$13,770,543
GS Mortgage Securities Corp.,
Series 2015-GC30, Class A4
3.382%	05/10/50	13,320	13,650,565
GS Mortgage Securities Trust,
Series 2013-GC12, Class A3
2.860%	06/10/46	7,900	7,929,994
Series 2015-GC34, Class A3
3.244%	10/10/48	8,300	8,392,162
Series 2015-GS1, Class A2
3.470%	11/10/48	20,000	20,708,384
Series 2017-GS6, Class A2
3.164%	05/10/50	15,500	15,581,318
Series 2017-GS7, Class AAB
3.203%	08/10/50	10,332	10,461,923
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class A2
3.003%	01/15/47	1,743	1,750,540
Series 2014-C19, Class A3
3.669%	04/15/47	6,240	6,460,154
Series 2014-C21, Class A4
3.493%	08/15/47	3,900	4,022,018
Series 2014-C25, Class A4A1
3.408%	11/15/47	7,000	7,187,320
Series 2015-C28, Class A2
2.773%	10/15/48	1,850	1,862,499
Series 2015-C28, Class A4
3.227%	10/15/48	4,700	4,758,251
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP6, Class A4
3.224%	07/15/50	19,500	19,671,194
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4
2.694%	04/15/46	5,932	5,944,848
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50	13,800	14,058,681
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class A4
3.338%	03/15/48	11,325	11,544,868
Series 2015-C23, Class A3
3.451%	07/15/50	6,800	7,000,091
Series 2015-C26, Class A4
3.252%	10/15/48	28,000	28,459,399
Series 2017-C33, Class A4
3.337%	05/15/50	50,000	50,746,720
Morgan Stanley Capital I Trust,
Series 2017-H1, Class A4
3.259%	06/15/50	25,000	25,321,505
Series 2017-H1, Class XB, IO
0.733%(cc)	06/15/50	175,741	10,109,308
UBS Commercial Mortgage Trust,
Series 2017-C3, Class ASB
3.215%	08/15/50	15,001	15,337,009
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A3
2.533%	12/10/45	6,300	6,306,562

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2016-BNK1, Class A2
2.399%	08/15/49	19,500	$18,560,759
Series 2017-C39, Class ASB
3.212%	09/15/50	11,915	12,073,392
Series 2017-C41, Class A3
3.210%	11/15/50	25,000	25,172,398
Series 2013-LC12, Class A4
4.218%(cc)	07/15/46	10,000	10,682,253
Series 2014-LC16, Class A4
3.548%	08/15/50	1,420	1,467,536
Series 2015-LC20, Class A4
2.925%	04/15/50	5,000	4,976,489
Series 2015-NXS1, Class A4
2.874%	05/15/48	7,500	7,456,367
Series 2015-NXS4, Class A3
3.452%	12/15/48	16,700	17,148,539
Series 2016-BNK1, Class XB, IO
1.341%(cc)	08/15/49	34,818	3,439,879
Series 2016-C37, Class A4
3.525%	12/15/49	5,100	5,265,185
Series 2016-LC24, Class A3
2.684%	10/15/49	14,500	14,109,817
Series 2017-C38, Class A4
3.190%	07/15/50	17,500	17,545,955
WFRBS Commercial Mortgage Trust,
Series 2013-C13, Class A3
2.749%	05/15/45	2,850	2,848,547

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $854,599,191)			855,128,412

CORPORATE BONDS — 9.6%
Aerospace & Defense — 0.1%
Harris Corp.,
Sr. Unsec’d. Notes
3.832%	04/27/25	420	435,260
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.500%	11/23/20	4,395	4,423,077
3.100%	01/15/23	2,220	2,255,708
3.550%	01/15/26	2,540	2,637,474
4.090%	09/15/52	1,550	1,622,550
Rockwell Collins, Inc.,
Sr. Unsec’d. Notes
3.200%	03/15/24	4,800	4,836,803
United Technologies Corp.,
Sr. Unsec’d. Notes
3.750%	11/01/46	755	756,202

			16,967,074

Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
3.875%	09/16/46	1,650	1,637,313
4.000%	01/31/24	1,200	1,273,058

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Agriculture (continued)
BAT Capital Corp. (United Kingdom),
Gtd. Notes, 144A
3.222%	08/15/24		14,235	$14,234,437
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.050%	02/11/18		3,820	3,819,503
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.625%	02/21/19		3,510	3,492,134

				24,456,445

Airlines — 0.1%
Continental Airlines 2007-1 Class A Pass Through Trust,
Pass-Through Certificates
5.983%	10/19/23		1,222	1,332,572
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		726	826,300
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20		6,935	6,975,242
Southwest Airlines Co.,
Sr. Unsec’d. Notes
2.650%	11/05/20		2,440	2,449,916
United Airlines 2015-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.450%	06/01/29		1,707	1,727,710
US Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27		2,202	2,294,648

				15,606,388

Apparel — 0.0%
Hanesbrands Finance Luxembourg SCA,
Gtd. Notes, 144A
3.500%	06/15/24	EUR	1,180	1,524,044

Auto Manufacturers — 0.3%
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		7,050	7,149,624
5.291%	12/08/46		175	190,437
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.336%	03/18/21		4,820	4,895,362
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.940%
2.290%(c)	01/09/18		4,095	4,095,359
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23		6,070	6,568,792
5.150%	04/01/38		790	842,261
6.250%	10/02/43		2,005	2,374,861
General Motors Financial Co., Inc.,
Gtd. Notes
3.150%	01/15/20		1,805	1,825,386
3.200%	07/06/21		4,470	4,513,632
3.700%	11/24/20		15,120	15,521,933
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, MTN, 144A
2.850%	01/15/21		10,420	10,483,549

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
2.200%	01/15/24		EUR	555	$678,647
4.250%	11/15/19			1,430	1,455,025

					60,594,868

Auto Parts & Equipment — 0.1%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26			1,040	1,068,599
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.125%	11/15/23			570	594,732
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, Cash coupon 3.250% or PIK 4.000%, 144A
3.250%	09/15/23		EUR	2,060	2,576,730
Sr. Sec’d. Notes, Cash coupon 3.750% or PIK 4.500%, 144A
3.750%	09/15/26		EUR	1,980	2,541,710
Sr. Sec’d. Notes, Cash coupon 4.750% or PIK 5.500%, 144A
4.750%	09/15/26			530	537,950
Lear Corp.,
Sr. Unsec’d. Notes
5.250%	01/15/25			1,770	1,889,735
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes
3.625%	06/15/24			4,190	4,332,431

					13,541,887

Banks — 2.6%
Agence Francaise de Developpement (France),
Sr. Unsec’d. Notes
1.625%	01/21/20			7,000	6,906,227
Australia & New Zealand Banking Group Ltd. (Australia),
Jr. Sub. Notes, 144A
6.750%	12/29/49			735	836,063
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.500%	04/11/22			3,600	3,670,732
Bank Nederlandse Gemeenten NV (Netherlands),
Sr. Unsec’d. Notes, 144A
1.250%	10/29/18			5,000	4,971,000
Sr. Unsec’d. Notes, MTN
1.125%	05/25/18			3,000	2,992,055
Sr. Unsec’d. Notes, MTN, 144A
1.750%	10/05/20			2,800	2,763,432
2.375%	02/01/22			5,000	4,998,135
Bank of America Corp.,
Jr. Sub. Notes
5.125%	12/29/49	(a)		1,630	1,655,265
5.200%	12/29/49	(a)		1,260	1,280,789
6.300%	12/29/49	(a)		1,700	1,920,999
6.500%	12/29/49			420	477,225
Sr. Unsec’d. Notes, 144A
3.004%	12/20/23			4,037	4,047,365
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23			4,000	4,092,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
Sr. Unsec’d. Notes, MTN
4.000%	04/01/24		1,380	$1,458,834
4.443%	01/20/48		14,230	16,036,604
5.000%	01/21/44		1,665	2,011,287
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.870%
2.565%(c)	04/01/19		4,960	4,999,607
Sub. Notes
6.110%	01/29/37		3,080	3,937,642
Sub. Notes, MTN
3.950%	04/21/25		17,905	18,515,890
4.000%	01/22/25		4,527	4,709,718
4.200%	08/26/24		1,695	1,784,955
Bank of America NA,
Sr. Unsec’d. Notes
2.050%	12/07/18		8,000	7,997,711
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes
4.625%	12/29/49		8,595	8,734,669
Barclays Bank PLC (United Kingdom),
Sub. Notes, 144A
10.179%	06/12/21		6,700	8,165,510
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.200%	08/10/21		1,960	1,970,543
3.650%	03/16/25		1,310	1,307,664
4.375%	01/12/26		3,575	3,718,787
4.950%	01/10/47		2,470	2,740,873
Sub. Notes
5.200%	05/12/26		1,280	1,364,943
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
2.625%	06/29/20		6,015	6,056,000
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.570%
2.158%(c)	06/15/20		3,425	3,444,552
BBVA Banco Continental SA (Peru),
Sr. Unsec’d. Notes, 144A
3.250%	04/08/18		1,680	1,682,855
BNP Paribas SA (France),
Sub. Notes, 144A
4.625%	03/13/27		1,070	1,141,456
Capital One NA,
Sr. Unsec’d. Notes
2.250%	09/13/21		2,575	2,525,932
2.350%	01/31/20		1,945	1,939,144
2.950%	07/23/21		2,000	2,011,913
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.765%
2.328%(c)	09/13/19		1,585	1,592,372
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	08/15/22		1,590	1,685,400
5.000%	08/01/23		500	532,500
Citigroup, Inc.,
Jr. Sub. Notes
5.350%	12/29/49	(a)	670	685,075
5.900%	12/29/49	(a)	2,500	2,662,500
5.950%	12/29/49	(a)	10,570	11,045,650
5.950%	12/29/49		8,500	9,052,500
Sr. Unsec’d. Notes
2.050%	12/07/18		8,050	8,041,579

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
2.150%	07/30/18	2,935	$2,936,826
2.700%	03/30/21	7,415	7,437,523
2.900%	12/08/21	2,655	2,672,472
3.200%	10/21/26	1,240	1,230,312
3.700%	01/12/26	2,365	2,434,790
4.281%	04/24/48	1,300	1,411,414
5.875%	01/30/42	1,150	1,512,506
8.125%	07/15/39	2,645	4,229,163
Sub. Notes
3.875%	03/26/25	4,735	4,846,976
4.450%	09/29/27	6,010	6,362,802
4.750%	05/18/46	180	198,423
Citizens Bank NA,
Sr. Unsec’d. Notes, MTN
2.300%	12/03/18	7,390	7,395,056
Commonwealth Bank of Australia (Australia),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.640%, 144A
2.032%(c)	11/07/19	1,330	1,340,403
Sr. Unsec’d. Notes, MTN, 144A
2.000%	09/06/21	2,000	1,959,238
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
3.950%	11/09/22	2,595	2,705,544
Gtd. Notes, MTN
3.875%	02/08/22	750	787,789
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes
1.700%	04/27/18	4,295	4,291,804
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.125%	12/10/20	1,331	1,347,007
3.450%	04/16/21	2,280	2,333,240
3.750%	03/26/25	600	612,232
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.580%, 144A
2.088%(c)	09/06/19	6,825	6,864,154
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21	3,640	3,673,575
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes
1.875%	01/29/20	5,500	5,452,884
Gov’t. Liquid Gtd. Notes, 144A
1.875%	09/15/21	4,000	3,906,660
2.250%	02/18/20	500	498,853
Discover Bank,
Sr. Unsec’d. Notes
2.000%	02/21/18	3,730	3,730,259
3.450%	07/27/26	3,300	3,257,598
4.200%	08/08/23	2,675	2,809,075
Fifth Third Bank,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.590%
2.265%(c)	09/27/19	1,550	1,559,813
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.000%	12/29/49	5,000	4,920,000
5.375%	12/29/49	3,765	3,877,950
Sr. Unsec’d. Notes
2.875%	02/25/21	1,151	1,159,510

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
3.625%	01/22/23		1,000	$1,033,032
3.750%	02/25/26		660	677,220
3.850%	01/26/27		4,340	4,455,692
5.250%	07/27/21		1,000	1,083,791
6.250%	02/01/41		5,600	7,546,551
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.770%
3.232%(c)	02/25/21		2,920	3,022,318
Sr. Unsec’d. Notes, GMTN
5.375%	03/15/20		2,000	2,120,663
Sr. Unsec’d. Notes, MTN
6.000%	06/15/20		1,600	1,729,945
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.600%
3.077%(c)	11/29/23		2,320	2,414,724
Sub. Notes
5.150%	05/22/45		6,510	7,549,286
HSBC Bank USA NA,
Sub. Notes
4.875%	08/24/20		3,560	3,764,838
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
6.875%	12/29/49		535	576,463
Sr. Unsec’d. Notes
3.600%	05/25/23		885	910,539
4.000%	03/30/22		4,995	5,217,612
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.500%
2.843%(c)	01/05/22		2,735	2,827,601
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
2.600%	08/02/18	(a)	1,825	1,830,367
ING Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A
2.750%	03/22/21		1,000	1,006,817
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.000%	12/29/49		5,000	5,086,900
5.150%	12/29/49		3,500	3,618,300
5.300%	12/29/49		3,505	3,635,036
6.125%	12/29/49		750	821,250
7.900%	12/29/49		1,650	1,670,625
Sr. Unsec’d. Notes
2.700%	05/18/23		8,885	8,826,751
2.950%	10/01/26		4,420	4,341,503
2.972%	01/15/23		2,010	2,026,855
3.540%	05/01/28	(a)	940	956,306
3.900%	07/15/25		4,000	4,193,372
4.260%	02/22/48		8,050	8,712,979
6.400%	05/15/38		6,400	8,806,017
Sub. Notes
4.250%	10/01/27		2,580	2,742,158
Lloyds Bank PLC (United Kingdom),
Gtd. Notes, MTN, 144A
5.800%	01/13/20		2,500	2,663,236
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.000%	01/11/22		1,000	1,004,989
M&T Bank Corp.,
Jr. Sub. Notes
5.125%	12/29/49		6,990	7,453,437

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
Morgan Stanley,
Jr. Sub. Notes
5.450%	12/29/49	1,175	$1,206,138
Sr. Unsec’d. Notes
4.375%	01/22/47	4,485	4,916,376
Sr. Unsec’d. Notes, GMTN
3.750%	02/25/23	7,295	7,560,256
3.875%	01/27/26	11,949	12,455,237
5.500%	01/26/20	2,660	2,818,824
5.500%	07/28/21	3,225	3,527,629
Sr. Unsec’d. Notes, MTN
2.625%	11/17/21	3,390	3,374,552
3.971%	07/22/38	8,480	8,780,992
Sub. Notes, MTN
4.100%	05/22/23	11,000	11,460,253
PNC Bank NA,
Sr. Unsec’d. Notes
2.550%	12/09/21	1,225	1,224,384
Sr. Unsec’d. Notes, MTN
1.850%	07/20/18	1,530	1,528,674
Sub. Notes
4.200%	11/01/25	2,005	2,154,164
Regions Bank,
Sr. Unsec’d. Notes
2.250%	09/14/18	3,785	3,789,127
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.875%	09/12/23	10,920	11,105,016
Santander UK PLC (United Kingdom),
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.850%
2.312%(c)	08/24/18	1,500	1,505,783
Societe Generale SA (France),
Sr. Unsec’d. Notes, MTN, 144A
3.250%	01/12/22	2,710	2,734,824
State Street Corp.,
Jr. Sub. Notes
5.250%	12/29/49	1,975	2,071,380
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes
2.450%	01/10/19	1,695	1,698,812
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18	1,715	1,719,628
2.700%	01/27/22	1,255	1,254,956
Svenska Handelsbanken AB (Sweden),
Gtd. Notes, GMTN
2.400%	10/01/20	3,050	3,053,175
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, GMTN
2.500%	12/14/20	2,725	2,733,714
U.S. Bancorp,
Jr. Sub. Notes
5.125%	12/29/49	1,979	2,058,160
5.300%	12/29/49	5,785	6,262,552
U.S. Bank NA,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.320%
1.685%(c)	01/24/20	2,380	2,386,610

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
UBS AG (Switzerland),
Sr. Unsec’d. Notes, GMTN
2.375%	08/14/19	475	$475,391
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.700%
2.375%(c)	03/26/18	3,020	3,024,312
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A
2.859%	08/15/23	4,080	4,033,354
3.000%	04/15/21	5,000	5,035,099
4.253%	03/23/28	4,355	4,588,813
Wells Fargo & Co.,
Jr. Sub. Notes
5.900%	12/29/49	3,100	3,316,070
Sub. Notes, MTN
4.750%	12/07/46	6,140	6,862,303
Wells Fargo Capital X,
Gtd. Notes
5.950%	12/01/86	2,445	2,775,075

			531,740,609

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
2.650%	02/01/21	3,090	3,105,505
3.300%	02/01/23	4,015	4,108,523
4.700%	02/01/36	5,810	6,496,448
4.900%	02/01/46	1,550	1,796,433
Constellation Brands, Inc.,
Gtd. Notes
4.250%	05/01/23	1,500	1,586,790
Molson Coors Brewing Co.,
Gtd. Notes
2.250%	03/15/20	5,775	5,745,877
PepsiCo, Inc.,
Sr. Unsec’d. Notes
4.450%	04/14/46	3,500	3,977,191

			26,816,767

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.875%	11/15/21	1,000	1,045,187
4.663%	06/15/51	7,920	8,858,558

			9,903,745

Building Materials — 0.0%
Griffon Corp.,
Gtd. Notes
5.250%	03/01/22	505	510,050
Johnson Controls International PLC,
Sr. Unsec’d. Notes
3.750%	12/01/21	625	646,492
4.500%	02/15/47	305	335,070
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	11/15/24	2,220	2,320,566
5.500%	02/15/23	200	208,500
6.000%	10/15/25	1,000	1,067,500

			5,088,178

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Chemicals — 0.1%
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		975	$921,375
5.375%	03/15/44		825	814,688
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.625%	10/01/44		3,360	3,673,141
8.550%	05/15/19		9,800	10,615,163
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44		2,995	3,324,230
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
4.625%	02/26/55		1,755	1,857,230
Mexichem SAB de CV (Mexico),
Gtd. Notes
5.875%	09/17/44		786	813,509
Gtd. Notes, 144A
4.875%	09/19/22		4,600	4,887,500
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/23	(a)	878	909,183
5.450%	11/15/33	(a)	485	528,191
5.625%	11/15/43	(a)	1,155	1,244,471

				29,588,681

Commercial Services — 0.1%
Board of Trustees of The Leland Stanford Junior University (The),
Unsec’d. Notes
3.647%	05/01/48		1,025	1,095,843
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.700%	11/01/26		1,420	1,361,238
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.800%	11/01/25		4,490	4,590,585
7.000%	10/15/37		1,780	2,380,304
George Washington University (The),
Unsec’d. Notes
3.485%	09/15/22		1,275	1,304,692
Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
Gtd. Notes, 144A
6.375%	08/01/23		1,060	1,070,600
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116		1,050	1,030,763
SNCF Reseau (France),
Sr. Unsec’d. Notes, EMTN
1.375%	10/11/19		6,000	5,905,739
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28		2,550	2,562,750
5.500%	07/15/25		350	371,000
5.500%	05/15/27		600	631,500
5.875%	09/15/26		1,600	1,712,000

				24,017,014

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
3.200%	05/13/25			1,800	$1,836,332
4.250%	02/09/47			1,750	1,944,652
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
5.875%	06/15/21			660	684,750
7.125%	06/15/24	(a)		660	722,610
Sr. Sec’d. Notes, 144A
3.480%	06/01/19			2,290	2,318,688
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
2.850%	10/05/18			880	884,241
3.600%	10/15/20			270	275,670
NCR Corp.,
Gtd. Notes
5.875%	12/15/21			460	471,500
6.375%	12/15/23			345	361,388

					9,499,831

Diversified Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands),
Gtd. Notes
4.500%	05/15/21			1,980	2,079,433
American Express Co.,
Jr. Sub. Notes
4.900%	12/29/49			580	591,599
Arrow Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.125%	09/15/24		GBP	1,150	1,567,808
Caledonia Generating LLC,
Sr. Sec’d. Notes, 144A
1.950%	02/28/22			2,313	2,280,972
CDP Financial, Inc. (Canada),
Sr. Unsec’d. Notes
3.150%	07/24/24			2,000	2,045,989
Sr. Unsec’d. Notes, 144A
3.150%	07/24/24			10,755	11,002,310
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
3.450%	02/13/26			2,280	2,340,462
CPPIB Capital, Inc. (Canada),
Gtd. Notes, MTN, 144A
2.750%	11/02/27			4,250	4,238,502
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25			2,745	2,763,122
Grain Spectrum Funding II LLC,
Sec’d. Notes, 144A^
3.290%	10/10/34			466	463,728
HSBC Finance Corp.,
Sub. Notes
6.676%	01/15/21			393	436,940
Intrum Justitia AB (Sweden),
Sr. Unsec’d. Notes, 144A
3.125%	07/15/24		EUR	2,240	2,694,058
Navient Corp.,
Sr. Unsec’d. Notes, MTN
4.875%	06/17/19			335	340,662

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
5.500%	01/15/19		665	$676,638
Ontario Teachers’ Finance Trust (Canada),
Gov’t. Gtd. Notes, 144A
2.125%	09/19/22		3,500	3,438,565
Power Sector Assets & Liabilities Management Corp. (Philippines),
Gov’t. Gtd. Notes
7.390%	12/02/24		1,005	1,281,895
Private Export Funding Corp.,
Gov’t. Gtd. Notes
3.250%	06/15/25		240	251,992
3.550%	01/15/24		1,545	1,637,507
Protective Life Global Funding,
Sr. Sec’d. Notes, 144A
1.722%	04/15/19		7,325	7,286,326
Synchrony Financial,
Sr. Unsec’d. Notes
2.600%	01/15/19		5,470	5,480,348

				52,898,856

Electric — 0.5%
AES Corp.,
Sr. Unsec’d. Notes
4.875%	05/15/23		815	830,281
5.500%	03/15/24		245	254,799
Ameren Illinois Co.,
Sr. Sec’d. Notes
4.150%	03/15/46		1,235	1,360,766
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.750%	04/01/18		1,160	1,170,932
6.125%	04/01/36		2,533	3,385,412
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26		2,620	2,567,626
6.000%	01/15/22		375	386,250
Sr. Unsec’d. Notes
5.375%	01/15/23	(a)	2,741	2,665,623
5.750%	01/15/25	(a)	6,275	5,929,875
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.750%	02/23/27		500	523,125
4.875%	01/15/24		910	970,288
Commonwealth Edison Co.,
First Mortgage
4.350%	11/15/45		1,365	1,531,246
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
7.125%	12/01/18		700	729,760
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
1.600%	08/15/19		1,750	1,730,744
Dynegy, Inc.,
Gtd. Notes
7.375%	11/01/22		590	622,450
7.625%	11/01/24	(a)	3,100	3,324,750
Enel Americas SA (Chile),
Sr. Unsec’d. Notes
4.000%	10/25/26		660	670,415

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Electric (continued)
Enel SpA (Italy),
Jr. Sub. Notes, 144A
8.750%	09/24/73	900	$1,118,250
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22	1,685	1,717,184
Sr. Unsec’d. Notes
2.450%	04/15/21	553	550,493
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44	490	582,032
Hydro-Quebec (Canada),
Gov’t. Gtd. Notes
8.625%	06/15/29	900	1,304,644
Mexico Generadora de Energia S de RL (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	12/06/32	2,027	2,133,011
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	5,310	5,628,630
Northern States Power Co.,
First Mortgage
3.600%	09/15/47	7,750	7,885,939
NRG Energy, Inc.,
Gtd. Notes
6.250%	05/01/24	815	853,713
7.250%	05/15/26	1,450	1,578,673
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
4.250%	03/15/46	1,445	1,516,603
6.050%	03/01/34	3,100	3,907,367
PECO Energy Co.,
First Mortgage
3.150%	10/15/25	3,500	3,525,004
3.700%	09/15/47	2,400	2,463,680
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/28	1,495	1,471,014
PPL Capital Funding, Inc.,
Gtd. Notes
4.000%	09/15/47	7,710	7,922,343
Southern California Edison Co.,
First Mortgage
4.000%	04/01/47	6,165	6,621,632
Southern Co. (The),
Jr. Sub. Notes
5.500%	03/15/57	342	362,647
Sr. Unsec’d. Notes
2.950%	07/01/23	4,595	4,597,251
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
3.500%	03/15/27	8,320	8,602,005

			92,996,457

Electronics — 0.1%
Amphenol Corp.,
Sr. Unsec’d. Notes
3.200%	04/01/24	6,155	6,196,613

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Electronics (continued)
Fortive Corp.,
Sr. Unsec’d. Notes
2.350%	06/15/21		590	$584,837
Jabil, Inc.,
Sr. Unsec’d. Notes
5.625%	12/15/20		5,400	5,763,960

				12,545,410

Engineering & Construction — 0.0%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26		1,355	1,385,488
SBA Tower Trust,
First Mortgage, 144A
2.877%	07/10/46		1,505	1,493,356

				2,878,844

Entertainment — 0.1%
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23		2,000	2,025,000
Eldorado Resorts, Inc.,
Gtd. Notes
6.000%	04/01/25		400	418,000
7.000%	08/01/23		973	1,039,894
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.875%	11/01/20		2,100	2,178,750
5.375%	04/15/26		410	439,725
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.500%	02/15/25		245	273,788
Scientific Games International, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	01/01/22		3,825	4,030,594

				10,405,751

Environmental Control — 0.0%
Advanced Disposal Services, Inc.,
Gtd. Notes, 144A
5.625%	11/15/24		1,220	1,247,449

Foods — 0.3%
Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25		1,245	1,122,989
Ingles Markets, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/23	(a)	2,105	2,126,050
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A
5.750%	06/15/25		1,380	1,328,250
7.250%	06/01/21		1,920	1,951,200
8.250%	02/01/20		1,850	1,855,550
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26		3,185	3,064,863
3.500%	07/15/22		4,005	4,096,121
4.375%	06/01/46		8,140	8,063,074
6.500%	02/09/40		2,070	2,626,255

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Foods (continued)
Kroger Co. (The),
Sr. Unsec’d. Notes
4.450%	02/01/47	(a)	1,265	$1,263,086
4.650%	01/15/48	(a)	3,175	3,250,029
Marfrig Holdings Europe BV (Brazil),
Gtd. Notes, 144A
6.875%	06/24/19		2,370	2,438,730
McCormick & Co., Inc.,
Sr. Unsec’d. Notes
3.400%	08/15/27		10,000	10,130,959
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
1.625%	10/28/19		3,155	3,109,470
Gtd. Notes, 3 Month LIBOR + 0.610%, 144A
1.988%(c)	10/28/19		10,890	10,930,074
SUPERVALU, Inc.,
Sr. Unsec’d. Notes
7.750%	11/15/22	(a)	670	658,275

				58,014,975

Forest Products & Paper — 0.0%
International Paper Co.,
Sr. Unsec’d. Notes
4.400%	08/15/47		860	898,666
5.150%	05/15/46		4,780	5,535,348

				6,434,014

Gas — 0.0%
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes
4.800%	11/01/43		85	95,235
NiSource Finance Corp.,
Gtd. Notes
3.950%	03/30/48		5,540	5,675,176
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43		1,200	1,276,453

				7,046,864

Hand/Machine Tools — 0.0%
Stanley Black & Decker, Inc.,
Sub. Notes
2.451%	11/17/18		7,360	7,382,231

Healthcare-Products — 0.2%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.750%	11/30/36		3,005	3,376,421
4.900%	11/30/46		10,455	11,986,627
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
3.700%	06/06/27		19,280	19,428,652
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	10/01/18		1,845	1,852,281
Medtronic, Inc.,
Gtd. Notes
3.500%	03/15/25		4,275	4,434,658
4.375%	03/15/35		1,690	1,905,160
4.625%	03/15/45		2,824	3,290,106

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Healthcare-Products (continued)
				$46,273,905

Healthcare-Services — 0.4%
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.625%	02/15/23		1,190	1,207,849
Aetna, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/42		1,318	1,411,559
Anthem, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43		1,245	1,365,171
Baylor Scott & White Holdings,
Unsec’d. Notes
4.185%	11/15/45		925	991,504
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/22		1,670	1,732,625
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22	(a)	1,800	1,035,000
8.000%	11/15/19	(a)	3,200	2,704,000
Sr. Sec’d. Notes
5.125%	08/01/21	(a)	640	576,000
6.250%	03/31/23	(a)	1,070	963,000
DaVita, Inc.,
Gtd. Notes
5.125%	07/15/24		2,500	2,525,000
Fresenius Medical Care US Finance II, Inc. (Germany),
Gtd. Notes, 144A
4.125%	10/15/20		885	911,550
Hackensack Meridian Health, Inc.,
Sr. Unsec’d. Notes
4.500%	07/01/57		600	669,816
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25		2,300	2,380,500
5.875%	05/01/23		6,000	6,405,000
Sr. Sec’d. Notes
4.750%	05/01/23		4,030	4,150,900
5.000%	03/15/24		600	624,000
5.250%	04/15/25		2,800	2,961,000
HealthSouth Corp.,
Gtd. Notes
5.750%	11/01/24		785	803,644
5.750%	09/15/25		2,712	2,820,480
Humana, Inc.,
Sr. Unsec’d. Notes
3.950%	03/15/27		985	1,019,854
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.500%	11/01/18		1,950	1,955,984
Mayo Clinic,
Unsec’d. Notes
4.128%	11/15/52		1,630	1,735,872
NYU Hospitals Center,
Sec’d. Notes
4.368%	07/01/47	(a)	9,675	10,425,123

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Healthcare-Services (continued)
Quest Diagnostics, Inc.,
Gtd. Notes
5.750%	01/30/40			1,126	$1,322,440
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
6.000%	10/01/20			205	216,747
Sr. Unsec’d. Notes
6.750%	06/15/23	(a)		5,500	5,335,000
8.125%	04/01/22	(a)		1,700	1,729,750
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/19			1,000	996,370
3.375%	04/15/27			6,305	6,479,013
3.950%	10/15/42			2,790	2,900,016
Universal Health Services, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	06/01/26			1,015	1,046,719

					71,401,486

Home Builders — 0.0%
CalAtlantic Group, Inc.,
Gtd. Notes
8.375%	05/15/18			1,750	1,785,000
PulteGroup, Inc.,
Gtd. Notes
5.000%	01/15/27			2,100	2,194,500
William Lyon Homes, Inc.,
Gtd. Notes
7.000%	08/15/22			3,075	3,167,250

					7,146,750

Home Furnishings — 0.0%
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26			1,150	1,178,980

Household Products/Wares — 0.0%
Spectrum Brands, Inc.,
Gtd. Notes, 144A
4.000%	10/01/26		EUR	2,000	2,541,690

Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
3.850%	04/01/23			7,518	7,779,330
4.200%	04/01/26			1,595	1,665,831
5.500%	04/01/46			3,400	4,053,740

					13,498,901

Insurance — 0.3%
Aflac, Inc.,
Sr. Unsec’d. Notes
2.400%	03/16/20			1,070	1,070,888
4.000%	10/15/46			1,240	1,297,555
American International Group, Inc.,
Sr. Unsec’d. Notes
3.300%	03/01/21			7,542	7,688,507
4.375%	01/15/55			1,125	1,145,847
6.250%	05/01/36			3,700	4,775,781
6.400%	12/15/20			1,830	2,028,773

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Insurance (continued)
Arch Capital Finance LLC,
Gtd. Notes
5.031%	12/15/46		950	$1,104,170
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43		2,915	3,400,108
Chubb INA Holdings, Inc.,
Gtd. Notes
4.350%	11/03/45		1,245	1,405,723
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.125%	04/15/22		796	868,655
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24	EUR	2,200	2,728,983
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
6.500%	03/15/35		3,900	5,039,527
6.500%	05/01/42		2,000	2,668,777
Lincoln National Corp.,
Sr. Unsec’d. Notes
3.625%	12/12/26		660	673,500
7.000%	06/15/40		1,625	2,239,972
MetLife, Inc.,
Jr. Sub. Notes
5.250%	12/29/49		700	727,818
6.400%	12/15/66		3,000	3,450,930
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40		2,420	3,248,941
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47		4,300	4,547,426
4.900%	09/15/44		1,375	1,572,829
Unum Group,
Sr. Unsec’d. Notes
3.000%	05/15/21		1,295	1,304,042

				52,988,752

Internet — 0.0%
Netflix, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	05/15/27	EUR	2,800	3,387,387
Symantec Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	04/15/25		405	421,200

				3,808,587

Iron/Steel — 0.0%
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.250%	08/10/26		699	809,792

Lodging — 0.0%
Boyd Gaming Corp.,
Gtd. Notes
6.875%	05/15/23		690	731,399
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sr. Sec’d. Notes, 144A
6.750%	11/15/21		1,490	1,568,225

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Lodging (continued)
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26	(a)	1,000	$1,010,000
5.250%	03/31/20		900	931,500
6.000%	03/15/23		600	648,000
8.625%	02/01/19		700	742,000

				5,631,124

Machinery-Diversified — 0.0%
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.800%	12/15/21		525	525,925

Media — 0.6%
21st Century Fox America, Inc.,
Gtd. Notes
6.150%	03/01/37		1,750	2,291,875
Altice US Finance I Corp.,
Sr. Sec’d. Notes, 144A
5.375%	07/15/23		4,525	4,626,813
AMC Networks, Inc.,
Gtd. Notes
5.000%	04/01/24		3,850	3,898,125
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
5.125%	02/15/23		650	664,625
5.250%	09/30/22		16,680	17,097,000
5.750%	01/15/24		2,000	2,055,000
Sr. Unsec’d. Notes, 144A
5.125%	05/01/23		1,830	1,866,600
5.375%	05/01/25		560	576,979
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21		2,300	2,305,750
5.125%	12/15/21		300	300,750
6.375%	09/15/20		2,742	2,783,130
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
5.375%	05/01/47		2,160	2,214,755
6.384%	10/23/35		1,090	1,272,711
6.484%	10/23/45		4,485	5,229,196
6.834%	10/23/55		345	414,981
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22		4,400	5,748,942
Comcast Corp.,
Gtd. Notes
4.200%	08/15/34		3,000	3,205,466
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24		14,630	14,408,860
Discovery Communications LLC,
Gtd. Notes
5.000%	09/20/37		660	683,822
5.200%	09/20/47		2,340	2,442,303
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23	(a)	2,225	2,102,625
5.875%	11/15/24		475	462,531

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Media (continued)
7.750%	07/01/26			675	$709,594
Grupo Televisa SAB (Mexico),
Sr. Unsec’d. Notes
5.000%	05/13/45			1,695	1,732,896
6.125%	01/31/46			200	236,785
Myriad International Holdings BV (South Africa),
Gtd. Notes, 144A
6.000%	07/18/20			600	644,138
SFR Group SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26			400	410,500
TEGNA, Inc.,
Gtd. Notes, 144A
5.500%	09/15/24			2,830	2,967,963
Time Warner Cable LLC,
Sr. Sec’d. Notes
8.250%	04/01/19			2,300	2,458,210
Time Warner, Inc.,
Gtd. Notes
3.600%	07/15/25			3,870	3,878,656
3.800%	02/15/27			15	14,986
3.875%	01/15/26			1,550	1,564,783
4.050%	12/15/23			7,530	7,876,457
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes
4.000%	01/15/25		EUR	1,650	2,089,425
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	05/15/23			2,500	2,493,750
5.125%	02/15/25	(a)		930	905,588
Viacom, Inc.,
Sr. Unsec’d. Notes
4.850%	12/15/34			513	493,484
5.250%	04/01/44			685	669,213
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22			1,900	1,999,750
Gtd. Notes, 144A
5.375%	06/15/24			1,395	1,503,113
Ziggo Secured Finance BV (Netherlands),
Sr. Sec’d. Notes
3.750%	01/15/25		EUR	3,850	4,761,779
Sr. Sec’d. Notes, 144A
5.500%	01/15/27			760	754,300

					114,818,209

Mining — 0.1%
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.750%	05/01/43			1,865	2,342,013
Barrick PD Australia Finance PTY Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39			3,000	3,742,351
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
5.000%	09/30/43			955	1,170,874
Gtd. Notes, 144A
6.250%	10/19/75			2,025	2,192,063

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Mining (continued)
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.250%	11/08/42		1,500	$1,675,544
5.875%	04/23/45		4,000	4,831,347

				15,954,192

Miscellaneous Manufacturing — 0.1%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.000%	03/15/22		1,000	1,023,749
General Electric Co.,
Sr. Unsec’d. Notes
0.875%	05/17/25	EUR	6,825	8,158,874
Sr. Unsec’d. Notes, GMTN
3.150%	09/07/22		3,005	3,052,508
Sr. Unsec’d. Notes, MTN
6.750%	03/15/32		1,475	2,020,573
Parker-Hannifin Corp.,
Sr. Unsec’d. Notes
3.250%	03/01/27		1,045	1,054,217

				15,309,921

Multi-National — 0.2%
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
5.593%	07/16/18		2,000	2,040,403
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21		14,515	14,193,928
2.200%	07/18/20		5,775	5,729,955
2.750%	01/06/23		1,600	1,582,160
FMS Wertmanagement AoeR (Germany),
Gov’t. Gtd. Notes
1.625%	11/20/18		4,995	4,982,616
Inter-American Development Bank (Supranational Bank),
Notes
6.800%	10/15/25		3,000	3,804,138
Sr. Unsec’d. Notes
7.000%	06/15/25		6,000	7,649,754
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.300%	10/10/18		2,512	2,519,446
2.400%	10/26/22		4,700	4,631,075
4.375%	02/11/20		2,200	2,292,341

				49,425,816

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.500%	12/01/24		2,275	2,474,063

Oil & Gas — 0.8%
Anadarko Finance Co.,
Gtd. Notes
7.500%	05/01/31		2,450	3,144,816
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24		3,000	2,987,586
4.623%(s)	10/10/36		3,000	1,285,649

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.450%	06/30/33		3,495	$4,274,205
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.250%	06/15/37		3,500	3,604,639
5.400%	06/15/47	(a)	1,500	1,578,501
CNOOC Finance Ltd. (China),
Gtd. Notes
3.000%	05/09/23		2,315	2,289,185
Concho Resources, Inc.,
Gtd. Notes
4.875%	10/01/47		815	886,254
Continental Resources, Inc.,
Gtd. Notes
5.000%	09/15/22		1,300	1,319,500
Devon Energy Corp.,
Sr. Unsec’d. Notes
3.250%	05/15/22	(a)	5,000	5,085,974
4.750%	05/15/42		1,350	1,429,511
5.000%	06/15/45	(a)	3,259	3,635,566
5.600%	07/15/41		1,560	1,838,728
7.950%	04/15/32		1,900	2,605,401
Devon Financing Co. LLC,
Gtd. Notes
7.875%	09/30/31		700	960,963
Encana Corp. (Canada),
Sr. Unsec’d. Notes
6.500%	08/15/34		1,000	1,235,724
EOG Resources, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/35		1,135	1,158,466
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
4.950%	07/19/22		900	941,805
6.510%	03/07/22		1,100	1,216,600
Helmerich & Payne International Drilling Co.,
Gtd. Notes
4.650%	03/15/25		4,395	4,626,394
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes
6.800%	09/15/37		2,450	3,183,255
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
3.875%	04/19/22		3,825	3,882,375
4.750%	04/19/27		900	947,610
Sr. Unsec’d. Notes, MTN, 144A
6.375%	04/09/21		1,930	2,105,630
Kerr-McGee Corp.,
Gtd. Notes
6.950%	07/01/24		3,500	4,125,721
Lukoil International Finance BV (Russia),
Gtd. Notes, 144A
7.250%	11/05/19		500	538,386
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	12/14/18		9,940	9,975,706

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Nabors Industries, Inc.,
Gtd. Notes
4.625%	09/15/21	(a)		2,327	$2,216,468
5.000%	09/15/20			275	274,313
Noble Energy, Inc.,
Sr. Unsec’d. Notes
4.150%	12/15/21	(a)		8,825	9,195,825
5.050%	11/15/44			870	931,900
5.250%	11/15/43			2,000	2,213,529
5.875%	06/01/24			525	579,375
6.000%	03/01/41			1,420	1,679,414
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.125%	01/17/22			325	344,906
7.375%	01/17/27			3,865	4,255,365
8.375%	05/23/21			6,575	7,498,788
Gtd. Notes, 144A
5.299%	01/27/25			2,870	2,878,610
Petro-Canada (Canada),
Sr. Unsec’d. Notes
6.800%	05/15/38			1,330	1,833,050
Petroleos Mexicanos (Mexico),
Gov’t. Gtd. Notes
1.950%	12/20/22			295	291,576
Gtd. Notes
3.500%	01/30/23			5,900	5,776,100
4.500%	01/23/26	(a)		975	973,245
5.500%	01/21/21			1,750	1,856,750
6.500%	06/02/41			2,570	2,643,245
Gtd. Notes, 144A
5.375%	03/13/22			1,540	1,632,400
6.500%	03/13/27			980	1,071,140
Gtd. Notes, EMTN
2.750%	04/21/27		EUR	2,000	2,300,730
4.875%	02/21/28		EUR	1,430	1,903,905
Gtd. Notes, MTN
6.750%	09/21/47			2,455	2,562,652
6.875%	08/04/26			810	918,338
Gtd. Notes, MTN, 144A
6.500%	03/13/27			4,630	5,060,590
6.750%	09/21/47			5,665	5,913,410
Phillips 66,
Gtd. Notes
4.875%	11/15/44			600	687,232
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
6.875%	05/01/18			3,090	3,137,540
Reliance Holding USA, Inc. (India),
Gtd. Notes, 144A
5.400%	02/14/22			750	814,589
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22			1,200	1,215,720
Shell International Finance BV (Netherlands),
Gtd. Notes
2.000%	11/15/18			6,000	6,003,353
4.000%	05/10/46			2,600	2,769,132
Gtd. Notes, 3 Month LIBOR + 0.350%
1.899%(c)	09/12/19			13,685	13,742,438

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
6.500%	06/15/38			1,203	$1,625,265
6.850%	06/01/39			605	841,794
Valero Energy Corp.,
Sr. Unsec’d. Notes
3.400%	09/15/26			480	481,952
9.375%	03/15/19			1,052	1,139,362
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.500%	03/23/21			2,000	2,262,000

					172,390,151

Oil & Gas Services — 0.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	12/21/25			6,440	6,767,415

Packaging & Containers — 0.0%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 7.125% or PIK 7.875%
7.125%	09/15/23			990	1,034,549
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Sr. Sec’d. Notes, 144A
4.250%	09/15/22			1,515	1,541,513
4.625%	05/15/23			3,055	3,117,017
Ball Corp.,
Gtd. Notes
4.375%	12/15/23		EUR	650	899,178
WestRock RKT Co.,
Gtd. Notes
4.900%	03/01/22			1,750	1,887,168

					8,479,425

Pharmaceuticals — 0.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.900%	11/06/22			1,310	1,313,810
3.200%	11/06/22			515	522,956
3.600%	05/14/25			1,505	1,547,254
4.500%	05/14/35			2,530	2,778,805
4.700%	05/14/45			4,190	4,698,141
Allergan Funding SCS,
Gtd. Notes
3.450%	03/15/22			2,533	2,573,665
3.800%	03/15/25	(a)		4,430	4,509,947
4.550%	03/15/35			1,610	1,703,648
4.750%	03/15/45			438	466,276
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
4.750%	12/15/24		EUR	1,225	1,562,991
EMD Finance LLC (Germany),
Gtd. Notes, 144A
2.400%	03/19/20			13,020	12,991,479
2.950%	03/19/22			1,000	1,004,295
Express Scripts Holding Co.,
Gtd. Notes
3.400%	03/01/27			5,925	5,814,280

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Forest Laboratories LLC,
Gtd. Notes, 144A
4.875%	02/15/21		2,122	$2,246,198
Mead Johnson Nutrition Co. (United Kingdom),
Gtd. Notes
3.000%	11/15/20		2,360	2,395,349
Mylan NV,
Gtd. Notes
3.000%	12/15/18		2,580	2,593,796
Nidda Healthcare Holding AG (Germany),
Sr. Sec’d. Notes, 144A
3.500%	09/30/24	EUR	1,100	1,329,453
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.400%	09/23/21		13,690	13,474,535
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.375%	03/15/20		1,062	1,063,328
6.125%	04/15/25		410	375,150
Sr. Sec’d. Notes, 144A
6.500%	03/15/22		170	178,500
7.000%	03/15/24		330	353,100
Wyeth LLC,
Gtd. Notes
5.950%	04/01/37		1,741	2,334,052

				67,831,008

Pipelines — 0.3%
Energy Transfer Equity LP,
Sr. Sec’d. Notes
5.875%	01/15/24		1,300	1,368,250
7.500%	10/15/20		400	440,000
Energy Transfer LP,
Sr. Unsec’d. Notes
2.500%	06/15/18		1,610	1,612,400
4.150%	10/01/20		6,835	7,058,137
Enterprise Products Operating LLC,
Gtd. Notes
3.700%	02/15/26		1,630	1,669,024
6.125%	10/15/39		1,000	1,257,975
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	03/30/38		1,745	1,876,360
Kinder Morgan, Inc.,
Gtd. Notes
5.550%	06/01/45		685	749,660
Gtd. Notes, 144A
5.625%	11/15/23		7,350	8,115,171
MPLX LP,
Sr. Unsec’d. Notes
5.200%	03/01/47		290	318,254
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.375%	08/15/22		1,035	1,052,466
ONEOK Partners LP,
Gtd. Notes
3.375%	10/01/22		2,874	2,894,139
6.850%	10/15/37		3,550	4,428,675
8.625%	03/01/19		915	976,641

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Pipelines (continued)
ONEOK, Inc.,
Gtd. Notes
4.950%	07/13/47			1,700	$1,768,653
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.605%	02/15/25			1,250	1,259,376
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
4.500%	12/15/26	(a)		2,615	2,650,825
Williams Partners LP,
Sr. Unsec’d. Notes
4.000%	09/15/25			1,920	1,964,570
4.900%	01/15/45			700	742,610
5.100%	09/15/45			4,200	4,619,039
5.400%	03/04/44			3,260	3,658,935
Williams Partners LP/ACMP Finance Corp.,
Sr. Unsec’d. Notes
4.875%	03/15/24			450	470,249

					50,951,409

Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp.,
Sr. Unsec’d. Notes
2.800%	06/01/20			7,825	7,873,750
3.375%	10/15/26	(a)		2,000	1,964,968
3.400%	02/15/19			3,485	3,524,486
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.400%	02/15/21			2,000	2,042,478
CyrusOne LP/CyrusOne Finance Corp.,
Gtd. Notes, 144A
5.000%	03/15/24			290	300,875
5.375%	03/15/27			945	992,250
Digital Realty Trust LP,
Gtd. Notes
3.950%	07/01/22			1,000	1,044,665
5.250%	03/15/21			1,305	1,400,041
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26			4,150	4,129,250
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.325%	03/24/25		EUR	4,225	5,344,500
5.250%	08/01/26			835	864,225
5.500%	05/01/24			341	352,935
Realty Income Corp.,
Sr. Unsec’d. Notes
3.250%	10/15/22			4,487	4,559,309
Sabra Health Care LP/Sabra Capital Corp.,
Gtd. Notes
5.375%	06/01/23			1,265	1,290,300
Ventas Realty LP,
Gtd. Notes
3.125%	06/15/23			1,640	1,640,694

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia),
Gtd. Notes, 144A
3.250%	10/05/20			5,425	$5,519,998

					42,844,724

Retail — 0.2%
Brinker International, Inc.,
Sr. Unsec’d. Notes
2.600%	05/15/18			7,460	7,460,000
CVS Health Corp.,
Sr. Unsec’d. Notes
2.800%	07/20/20			5,000	5,020,828
3.875%	07/20/25			5,696	5,866,132
5.125%	07/20/45			2,350	2,693,321
5.300%	12/05/43			310	360,725
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24			1,160	1,180,300
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.625%	06/01/22			5,135	5,163,655
5.875%	12/16/36			3,600	4,871,551
L Brands, Inc.,
Gtd. Notes
5.625%	02/15/22			1,200	1,279,500
6.750%	07/01/36			1,070	1,070,000
6.875%	11/01/35			1,710	1,727,100
8.500%	06/15/19			750	814,688
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.875%	12/09/45			2,598	3,009,649
Men’s Wearhouse, Inc. (The),
Gtd. Notes
7.000%	07/01/22	(a)		30	30,114
PetSmart, Inc.,
Gtd. Notes, 144A
7.125%	03/15/23			347	205,598
PVH Corp.,
Sr. Unsec’d. Notes, 144A
3.625%	07/15/24		EUR	3,360	4,446,078
Rite Aid Corp.,
Gtd. Notes, 144A
6.125%	04/01/23	(a)		400	361,000
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)		2,300	2,288,500

					47,848,739

Semiconductors — 0.1%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
3.125%	12/05/23			740	741,500
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes, 144A
3.000%	01/15/22			4,700	4,660,190
3.875%	01/15/27			4,675	4,600,414
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.625%	06/01/23			5,460	5,711,160

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Semiconductors (continued)
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25	1,545	$1,633,838
5.625%	11/01/24	570	626,288

			17,973,390

Software — 0.2%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
2.250%	08/15/21	3,000	2,949,418
2.850%	10/15/18	2,100	2,112,745
3.625%	10/15/20	1,567	1,610,051
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23	5,140	5,435,550
Sr. Sec’d. Notes, 144A
5.375%	08/15/23	550	572,495
Microsoft Corp.,
Sr. Unsec’d. Notes
3.300%	02/06/27	810	835,516
3.950%	08/08/56	1,155	1,232,838
4.100%	02/06/37	8,345	9,317,254
4.450%	11/03/45	5,030	5,895,646
4.500%	02/06/57	1,210	1,432,790
Oracle Corp.,
Sr. Unsec’d. Notes
2.950%	05/15/25	7,100	7,130,731
4.300%	07/08/34	1,295	1,439,195
Quintiles Ims, Inc.,
Gtd. Notes, 144A
3.500%	10/15/24	EUR 2,150	2,685,480

			42,649,709

Telecommunications — 0.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/25	4,485	4,409,430
3.950%	01/15/25	3,690	3,778,059
4.500%	05/15/35	2,715	2,698,889
4.900%	08/14/37	1,860	1,883,426
5.150%	03/15/42	2,370	2,459,037
5.250%	03/01/37	3,230	3,416,125
5.300%	08/14/58	2,110	2,116,922
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.125%	12/15/30	735	1,098,140
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27	480	480,000
6.000%	06/15/25	2,245	2,385,313
CommScope, Inc.,
Gtd. Notes, 144A
5.000%	06/15/21	195	198,656
5.500%	06/15/24	3,540	3,681,600
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes, 3 Month LIBOR + 0.450%, 144A
2.063%(c)	09/19/19	3,500	3,510,554

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Telecommunications (continued)
Level 3 Financing, Inc.,
Gtd. Notes
5.375%	05/01/25		1,000	$998,750
Qwest Corp.,
Sr. Unsec’d. Notes
6.750%	12/01/21		2,800	3,015,266
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
6.000%	11/15/22		2,175	2,175,000
7.000%	08/15/20		625	662,500
Sprint Corp.,
Gtd. Notes
7.875%	09/15/23		2,335	2,486,775
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23		1,748	1,759,365
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24		1,300	1,387,750
Sr. Unsec’d. Notes, EMTN
6.375%	06/24/19	GBP	850	1,232,297
Telefonica Emisiones SAU (Spain),
Gtd. Notes
5.213%	03/08/47		1,070	1,214,290
T-Mobile USA, Inc.,
Gtd. Notes
5.125%	04/15/25		1,250	1,298,438
6.000%	04/15/24		985	1,044,100
6.375%	03/01/25		670	716,900
6.500%	01/15/26		3,460	3,775,725
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.500%	08/10/33		4,585	4,808,884
Wind Tre SpA (Italy),
Sr. Sec’d. Notes, 144A
2.625%	01/20/23	EUR	2,260	2,653,868
3.125%	01/20/25	EUR	4,915	5,740,260

				67,086,319

Textiles — 0.1%
Cintas Corp. No. 2,
Gtd. Notes
2.900%	04/01/22		4,175	4,212,384
3.700%	04/01/27		8,855	9,213,848

				13,426,232

Transportation — 0.0%
FedEx Corp.,
Gtd. Notes
4.750%	11/15/45		2,020	2,261,955
Kansas City Southern de Mexico SA de CV,
Gtd. Notes
3.000%	05/15/23		1,785	1,769,534

				4,031,489

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.300%	04/01/21	5,490	$5,591,595

TOTAL CORPORATE BONDS (cost $1,904,700,170)			1,972,856,080

MUNICIPAL BONDS — 0.2%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Revenue Bonds
4.263%	09/15/32	555	597,446

California — 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs
6.263%	04/01/49	1,330	1,964,836
City of Los Angeles Department of Airports,
Revenue Bonds, BABs
6.582%	05/15/39	4,685	6,210,014
Los Angeles Department of Water & Power,
Revenue Bonds, BABs
6.008%	07/01/39	1,850	2,408,830
University of California,
Revenue Bonds
3.934%	05/15/45	340	353,039
4.131%	05/15/45	360	380,804
4.767%	05/15/2115	850	929,382

			12,246,905

Colorado — 0.0%
Regional Transportation District,
Revenue Bonds, BABs
5.844%	11/01/50	955	1,301,073

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority,
Revenue Bonds
4.814%	10/01/2114	550	642,928

Illinois — 0.1%
State of Illinois,
General Obligation Unlimited
5.000%	11/01/22	11,855	12,686,984

New York — 0.0%
New York State Urban Development Corp.,
Revenue Bonds, BABs
5.838%	03/15/40	2,000	2,520,940

North Carolina — 0.0%
North Carolina State Education Assistance Authority,
Revenue Bonds, 3 Month LIBOR + 0.800%
2.167%(c)	07/25/36	9,900	9,920,394

Ohio — 0.0%
American Municipal Power, Inc.,
Revenue Bonds, BABs
8.084%	02/15/50	265	451,626

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
5.511%	12/01/45	1,815	2,374,093
6.105%	12/01/39	1,035	1,409,204

Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (continued)
Pennsylvania (continued)

			$3,783,297

Virginia — 0.0%
University of Virginia,
Revenue Bonds
4.179%	09/01/2117	1,925	2,007,429

TOTAL MUNICIPAL BONDS (cost $45,020,999)			46,159,022

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.0%
Alternative Loan Trust,
Seri es 2005-9CB, Class 1A5, 1 Month LIBOR + 0.500%
2.052%(c)	05/25/35	4,478	3,984,748
Series 2005-69, Class A1, Federal Reserve US 12 Month
Cumulative Avg 1 Year CMT + 1.000%
2.000%(c)	12/25/35	3,224	3,078,747
Banc of America Funding Corp.,
Series 2015-R3, Class 1A1, 1 Month LIBOR + 0.190%, 144A
1.742%(c)	03/27/36	2,904	2,874,778
Banc of America Funding Trust,
Series 2015-R4, Class 4A1, 144A
3.500%(cc)	01/27/30	1,710	1,711,048
Series 2015-R9, Class 1A1, 144A
1.722%(cc)	12/26/46	11,968	11,893,485
Series 2015-R9, Class 2A1, 1 Month LIBOR + 0.205%,144A
1.757%(c)	02/26/37	11,097	10,868,430
Bayview Opportunity Master Fund IVb Trust,
Series 2016-CRT1, Class M1, 1 Month LIBOR + 1.750%, 144A
3.314%(c)	10/27/27	1,189	1,188,505
Series 2017-CRT1, Class M, 1 Month LIBOR + 2.150%, 144A
3.714%(c)	10/25/28	2,950	2,954,406
Bellemeade Re Ltd. (Bermuda),
Series 2017-1, Class M1, 1 Month LIBOR + 1.700%, 144A
3.252%(c)	10/25/27	3,178	3,184,368
CIM Trust,
Series 2017-3, Class A1, 144A
3.361%(cc)	01/25/57	6,830	6,973,075
Series 2017-6, Class A1, 144A
3.015%(cc)	06/25/57	7,644	7,565,509
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-17, Class 2A1
6.500%	10/25/37	11,094	8,882,628
Fannie Mae Connecticut Avenue Securities,
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%
3.002%(c)	01/25/29	2,535	2,559,798
Fannie Mae REMICS,
Series 2012-134, Class IL, IO
3.500%	12/25/32	1,006	156,436
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN4, Class M3, 1 Month LIBOR + 4.550%
6.102%(c)	10/25/24	1,177	1,298,866
Series 2015-DNA1, Class M3, 1 Month LIBOR + 3.300%
4.852%(c)	10/25/27	5,050	5,676,760
Series 2016-DNA4, Class M2, 1 Month LIBOR + 1.300%

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.852%(c)	03/25/29	2,280	$2,313,991
Series 2016-HQA2, Class M2, 1 Month LIBOR + 2.250%
3.802%(c)	11/25/28	2,330	2,390,134
Series 2016-HQA3, Class M2, 1 Month LIBOR + 1.350%
2.902%(c)	03/25/29	2,020	2,049,501
Series 2016-HQA4, Class M2, 1 Month LIBOR + 1.300%
2.852%(c)	04/25/29	4,610	4,670,438
GSMSC Resecuritization Trust,
Series 2009-6R, Class 1A2, 144A
3.077%(cc)	06/26/37	5,342	4,957,594
Series 2015-3R, Class 2A1, 1 Month LIBOR + 0.140%, 144A
1.470%(c)	10/26/36	4,306	4,263,381
Series 2015-3R, Class 2A2, 1 Month LIBOR + 0.140%, 144A
1.470%(c)	10/26/36	1,600	1,504,622
Series 2015-4R, Class A1, 1 Month LIBOR + 0.140%, 144A
1.469%(c)	03/26/37	1,209	1,196,719
Series 2015-4R, Class A2, 1 Month LIBOR + 0.140%, 144A
1.378%(c)	03/26/37	400	384,288
HarborView Mortgage Loan Trust,
Series 2005-1, Class 2A1A, 1 Month LIBOR + 0.540%
2.035%(c)	03/19/35	2,729	2,673,761
Impac Secured Assets Trust,
Series 2006-1, Class 2A2, 1 Month LIBOR + 0.410%
1.962%(c)	05/25/36	569	557,303
Series 2006-2, Class 2M1, 1 Month LIBOR + 0.500%
2.052%(c)	08/25/36	790	729,533
LSTAR Securities Investment Ltd. (Cayman Islands),
Series 2017-4, Class A, 1 Month LIBOR + 2.000%, 144A
3.240%(c)	05/01/22	25,583	25,558,957
Series 2017-5, Class A, 1 Month LIBOR + 2.000%, 144A
3.240%(c)	05/01/22	22,752	22,744,352
Series 2017-6, Class A, 1 Month LIBOR + 1.750%, 144A^
2.990%(c)	09/01/22	7,724	7,728,870
Series 2017-8, Class A, 1 Month LIBOR + 1.650%, 144A
2.890%(c)	11/01/22	7,902	7,898,209
Mortgage Repurchase Agreement Financing Trust,
Series 2017-1, Class A2, 1 Month LIBOR + 0.850%, 144A
2.282%(c)	07/10/19	10,120	10,120,734
MortgageIT Securities Corp. Mortgage Loan Trust,
Series 2007-2, Class A1, 1 Month LIBOR + 0.500%
1.829%(c)	09/25/37	3,350	3,173,917
Ripon Mortgages PLC (United Kingdom),
Series 1A, Class A1, 3 Month GBP LIBOR + 0.800%, 144A
1.326%(c)	08/20/56	GBP 14,578	19,796,572
WaMu Mortgage Pass-Through Certificates Trust,
Series 2004-AR8, Class A1, 1 Month LIBOR + 0.420%
1.983%(c)	06/25/44	2,206	2,138,790
Series 2005-4, Class CB1, 1 Month LIBOR + 0.450%
2.002%(c)	06/25/35	2,348	1,969,550
Series 2006-AR1, Class A1A, 1 Month LIBOR + 0.250%
1.802%(c)	02/25/36	2,194	1,887,737

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $199,079,340)			205,560,540

Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS — 1.1%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
6.875%	04/22/21	1,895	$2,063,655
7.820%	12/31/33	EUR 2,538	3,552,372
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28	4,915	4,976,438
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.375%	07/12/21	300	316,350
5.625%	02/26/44	1,170	1,339,650
7.375%	09/18/37	800	1,080,800
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes
4.250%	01/26/23	5,770	5,625,749
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
7.500%	05/06/21	6,300	6,874,875
Sr. Unsec’d. Notes, 144A
7.500%	05/06/21	600	654,750
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
5.125%	06/29/20	2,000	2,107,698
Finland Government International Bond (Finland),
Sr. Unsec’d. Notes
6.950%	02/15/26	2,000	2,542,446
Sr. Unsec’d. Notes,
144A 1.750%	09/10/19	1,000	995,482
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, MTN
2.375%	06/04/25	2,000	1,933,719
Gov’t. Gtd. Notes, MTN, 144A
2.375%	06/04/25	800	773,488
Hellenic Republic Government Bond (Greece),
Bonds
3.000%(cc)	02/24/31	EUR 2,960	3,115,440
3.000%(cc)	02/24/32	EUR 2,410	2,521,955
3.000%(cc)	02/24/35	EUR 1,795	1,874,658
Sr. Unsec’d. Notes, 144A
4.375%	08/01/22	EUR 3,715	4,622,640
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
4.125%	02/19/18	1,480	1,484,440
5.375%	03/25/24	510	576,922
5.750%	11/22/23	1,300	1,486,740
6.375%	03/29/21	9,308	10,332,625
7.625%	03/29/41	1,374	2,152,440
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.375%	07/30/25	EUR 1,680	2,275,269
Sr. Unsec’d. Notes,
144A 8.500%	10/12/35	100	149,847
Sr. Unsec’d. Notes, MTN
2.875%	07/08/21	EUR 1,005	1,311,164
3.750%	06/14/28	EUR 9,620	13,302,757
Sr. Unsec’d. Notes, MTN, 144A
2.150%	07/18/24	EUR 2,000	2,515,118
Instituto de Credito Oficial (Spain),
Gov’t. Gtd. Notes, 144A
1.625%	09/14/18	2,200	2,190,410

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
6.875%	09/27/23		3,000	$3,546,300
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
1.500%	07/21/21		2,600	2,507,482
2.125%	06/01/20		1,600	1,590,368
2.125%	07/21/20		1,800	1,786,250
2.125%	11/16/20		4,200	4,164,300
2.250%	02/24/20		2,000	1,991,321
2.375%	11/16/22		3,000	2,967,625
2.500%	06/01/22		2,400	2,389,884
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, MTN
2.500%	09/12/18		5,000	4,998,979
2.625%	04/20/22		1,600	1,590,735
Sr. Unsec’d. Notes, MTN, 144A
2.000%	09/08/20		2,600	2,565,005
2.125%	04/13/21		1,600	1,572,278
2.125%	10/25/23		3,200	3,073,774
2.375%	02/13/25		3,000	2,892,729
2.500%	09/12/18		3,000	3,003,774
2.625%	04/20/22		1,400	1,391,894
Kingdom of Belgium Government International Bond (Belgium),
Sr. Unsec’d. Notes, EMTN
1.500%	06/22/18		3,000	2,995,475
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes
7.375%	02/11/20		2,000	2,208,555
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.000%	10/02/23		980	1,025,570
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		2,000	2,022,000
6.050%	01/11/40		250	294,500
Municipality Finance PLC (Finland),
Gov’t. Gtd. Notes
1.250%	09/10/18		1,800	1,792,112
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36		1,200	1,597,200
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.750%	01/30/26	EUR	800	1,068,631
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
7.750%	01/14/31		1,000	1,425,840
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, MTN
5.125%	10/15/24		9,325	10,004,979
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
3.875%	02/15/30	EUR	11,225	15,619,214
Province of Alberta (Canada),
Sr. Unsec’d. Notes
2.200%	07/26/22		1,035	1,019,922
Sr. Unsec’d. Notes, 144A
2.050%	08/17/26		5,000	4,700,053
Province of Manitoba (Canada),
Sr. Unsec’d. Notes

Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (continued)
2.125%	06/22/26	700	$658,481
Unsec’d. Notes
9.625%	12/01/18	1,170	1,246,065
Province of Ontario (Canada),
Sr. Unsec’d. Notes
4.400%	04/14/20	1,880	1,969,055
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	04/12/27	2,200	2,181,792
Unsec’d. Notes, MTN
7.140%	02/27/26	3,230	4,072,427
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
9.950%	06/09/21	2,640	3,058,070
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, MTN
3.875%	10/29/35	EUR 2,000	2,632,271
Sr. Unsec’d. Notes, MTN, 144A
2.375%	04/19/27	EUR 1,500	1,843,995
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, MTN, 144A
2.375%	10/26/21	3,260	3,180,000
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes
4.125%	02/18/19	10,000	10,219,999
Sr. Unsec’d. Notes, 144A
5.250%	02/18/24	6,153	7,037,260
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes
1.625%	06/06/18	6,000	5,986,139
2.000%	05/17/21	1,000	974,771
Sr. Unsec’d. Notes, 144A
2.000%	05/17/21	6,200	6,043,580
2.500%	06/08/22	1,600	1,583,306
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.625%	03/30/21	2,000	2,105,196
7.000%	06/05/20	2,000	2,157,640

TOTAL SOVEREIGN BONDS (cost $223,347,496)			229,506,693

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.9%
Fannie Mae Principal Strip, Notes, MTN
2.311%(s)	10/08/27	2,305	1,735,572
2.777%(s)	05/15/30	1,665	1,147,936
Federal Home Loan Mortgage Corp.
2.500%	03/01/30	1,022	1,022,007
2.543%(s)	12/14/29	2,100	1,472,358
3.000%	06/01/29	1,389	1,416,782
3.000%	01/01/43	1,744	1,753,414
3.000%	03/01/43	6,691	6,729,410
3.000%	06/01/46	7,092	7,101,649
3.000%	11/01/46	5,005	5,010,723
3.000%	01/01/47	30,965	30,994,660
3.500%	01/01/27	522	542,155
3.500%	TBA	81,000	83,181,117
4.000%	09/01/40	3,799	3,988,606
4.000%	12/01/40	1,490	1,564,140

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	TBA		55,250	$57,775,096
6.250%	07/15/32	(k)	3,810	5,344,607
6.750%	03/15/31	(k)	4,800	6,864,206
Federal National Mortgage Assoc.
2.500%	04/01/28		463	464,870
2.500%	06/01/28		952	956,450
3.000%	02/01/31		4,551	4,637,874
3.000%	04/01/43		3,767	3,787,855
3.000%	05/01/43		1,192	1,198,716
3.000%	06/01/43		3,612	3,633,423
3.000%	07/01/43		1,060	1,065,423
3.000%	08/01/43		4,247	4,269,498
3.000%	08/01/43		2,851	2,868,030
3.000%	08/01/43		1,730	1,739,058
3.000%	08/01/43		328	329,658
3.000%	04/01/45		1,502	1,504,950
3.000%	04/01/45		1,051	1,052,721
3.000%	07/01/46		5,192	5,194,984
3.500%	05/01/42		10,628	10,974,269
3.500%	05/01/42		569	587,516
3.500%	07/01/42		27,068	27,947,639
3.500%	06/01/43		5,178	5,337,494
3.500%	12/01/45		1,009	1,036,866
3.500%	12/01/46		8,171	8,393,630
3.500%	TBA		57,500	59,036,331
3.500%	TBA		53,000	54,331,214
4.000%	09/01/40		2,292	2,407,416
4.000%	01/01/44		5,953	6,236,329
4.000%	TBA		51,000	53,332,684
4.500%	12/01/43		18,034	19,216,554
4.500%	08/01/44		519	553,254
5.000%	03/01/44		630	676,450
5.000%	TBA		1,000	1,074,785
6.250%	05/15/29	(k)	8,515	11,383,763
6.625%	11/15/30	(k)	1,340	1,884,450
7.125%	01/15/30	(k)	1,305	1,879,923
Government National Mortgage Assoc.
3.500%	05/20/43		2,688	2,793,990
3.500%	04/20/45		11,984	12,405,731
3.500%	TBA		40,500	41,866,875
4.500%	10/20/43		3,058	3,231,227
4.500%	11/20/46		11,154	11,721,070
Tennessee Valley Authority, Sr. Unsec’d. Notes
2.875%	02/01/27		605	616,517
Tennessee Valley Authority Generic Strip
— %(p)	03/15/33		461	284,430
2.700%(s)	09/15/30		2,480	1,673,354
Tennessee Valley Authority Principal Strip
2.764%(s)	11/01/25		1,020	822,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $593,306,196)				592,054,707

U.S. TREASURY OBLIGATIONS — 0.7%
U.S. Treasury Bonds
2.500%	05/15/46	(k)	9,865	9,384,081
2.750%	08/15/47		5,670	5,677,088
2.875%	05/15/43	(k)	8,420	8,657,799
2.875%	08/15/45		2,645	2,712,572

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (continued)
2.875%	11/15/46	(h)	7,185	$7,370,519
3.000%	11/15/44		1,355	1,423,226
3.000%	05/15/45		5,985	6,285,419
3.000%	11/15/45	(h)(k)	24,320	25,540,750
3.125%	02/15/43	(h)	8,635	9,276,891
4.250%	11/15/40		3,505	4,451,350
U.S. Treasury Notes
1.750%	05/15/23		590	575,457
2.000%	11/30/22	(a)	5,975	5,920,618
2.125%	12/31/22		7,865	7,832,434
2.125%	11/30/24		8,865	8,748,647
2.250%	11/15/27	(a)	5,560	5,481,595
U.S. Treasury Strips Coupon
1.007%(s)	08/15/19		1,000	969,662
1.388%(s)	11/15/20		6,700	6,329,555
1.600%(s)	08/15/22		6,600	5,962,786
1.872%(s)	05/15/31	(k)	1,600	1,129,567
1.889%(s)	08/15/29	(k)	1,600	1,188,151
2.089%(s)	11/15/35	(k)	3,200	1,980,386
2.110%(s)	05/15/23		9,500	8,396,984
2.132%(s)	11/15/28	(k)	3,180	2,412,074
2.161%(s)	05/15/29	(h)(k)	7,710	5,765,624
2.251%(s)	08/15/40	(k)	3,200	1,711,313

TOTAL U.S. TREASURY OBLIGATIONS (cost $147,051,080)				145,184,548

TOTAL LONG-TERM INVESTMENTS (cost $16,129,129,112)				18,083,672,822

	Shares
SHORT-TERM INVESTMENTS — 17.2%
AFFILIATED MUTUAL FUNDS — 16.8%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	2,765,496,889	2,765,496,889
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $698,233,032; includes $697,398,562 of cash collateral for securities on loan)(b)(w)	698,178,624	698,178,624

TOTAL AFFILIATED MUTUAL FUNDS (cost $3,463,729,921)		3,463,675,513

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date			Principal Amount (000)#	Value
U.S. TREASURY OBLIGATION — 0.4%
U.S. Treasury Bills (cost $76,891,284)
1.250%(s)		03/15/18	(k)	77,100	$76,900,311

OPTIONS PURCHASED~* — 0.0%
(cost $9,333,577)					10,322,745

TOTAL SHORT-TERM INVESTMENTS (cost $3,549,954,782)					3,550,898,569

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 104.9% (cost $19,679,083,894)					21,634,571,391

OPTIONS WRITTEN~* — (0.0)%
(premiums received $3,388,223)					(1,968,874)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 104.9% (cost $19,675,695,671)					21,632,602,517
Liabilities in excess of other assets(z) — (4.9)%					(1,007,960,709)

NET ASSETS — 100.0%					$20,624,641,808

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $31,537,343 and 0.2% of net assets.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $674,793,084; cash collateral of $697,398,582 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(p)	Interest rate not available as of December 31, 2017.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of options written, at market value:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
S&P 500 Index	Call	05/12/22	$2,390.00	130		13	$7,335,375
1 Year Mid-Curve on 3 Month GBP LIBOR	Put	05/11/18	98.50	565	GBP	706	4,768
1 Year Mid-Curve on 3 Month GBP LIBOR	Put	05/11/18	98.88	565	GBP	706	35,758

							$7,375,901

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1-Year Interest Rate Swap, 11/23/19	Call	JPMorgan Chase	11/20/18	2.00%	2.00%(S)	3 Month LIBOR(Q)	562,070	$370,818
1-Year Interest Rate Swap, 11/23/19	Call	JPMorgan Chase	11/20/18	1.35%	1.35%(S)	3 Month LIBOR(Q)	562,070	20,233
5-Year x 10-Year Interest Rate Swap, 10/16/33	Call	JPMorgan Chase	10/12/18	2.60%	2.60%(S)	3 Month LIBOR(Q)	113,430	1,742,679
5-Year x 10-Year Interest Rate Swap, 4/17/33	Call	JPMorgan Chase	04/12/18	1.80%	1.80%(S)	3 Month LIBOR(Q)	113,430	17,226

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Description	Call/ Put	Counterparty	Expiration Date	Strike		Receive	Pay	Notional Amount (000)#		Value
CDX.NA.HY.29.V1, 12/20/22	Call	Deutsche Bank AG	02/21/18		$108.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		48,600	$164,907
CDX.NA.HY.29.V1, 12/20/22	Call	Goldman Sachs & Co.	02/21/18		$108.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		30,440	103,288
CDX.NA.HY.29.V1, 12/20/22	Call	Goldman Sachs & Co.	02/21/18		$108.50	5.00%(Q)	CDX.NA.HY.29.V1(Q)		30,440	42,583
iTraxx.XO.28.V1, 12/20/22	Call	Goldman Sachs & Co.	01/17/18	EUR	212.50	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	24,350	5,837
iTraxx.XO.28.V1, 12/20/22	Call	Goldman Sachs & Co.	02/21/18	EUR	212.50	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	18,265	14,149
30- Year Interest Rate Swap, 04/24/48	Put	Citigroup Global Markets	04/20/18		2.75%	3 Month LIBOR(Q)	2.75%(S)		1,140	12,312
30- Year Interest Rate Swap, 04/24/48	Put	Barclays Capital Group	04/20/18		2.75%	3 Month LIBOR(Q)	2.75%(S)		12,100	130,676
30- Year Interest Rate Swap, 05/08/48	Put	Barclays Capital Group	05/03/18		2.75%	3 Month LIBOR(Q)	2.75%(S)		26,500	322,136

										$2,946,844

Total Options Purchased										$10,322,745

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
1 Year Mid-Curve on 3 Month GBP LIBOR	Put	05/11/18	98.63	565	GBP	706	$(11,919)
1 Year Mid-Curve on 3 Month GBP LIBOR	Put	05/11/18	98.75	565	GBP	706	(19,071)

							$(30,990)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1-Year Interest Rate Swap, 11/23/19	Call	JPMorgan Chase	11/20/18	1.70%	3 Month LIBOR(Q)	1.70%(S)	562,070	$(103,337)
1-Year Interest Rate Swap, 11/23/19	Call	JPMorgan Chase	11/20/18	1.85%	3 Month LIBOR(Q)	1.85%(S)	562,070	(201,303)
5-Year x 10-Year Interest Rate Swap, 10/16/33	Call	JPMorgan Chase	10/12/18	2.10%	3 Month LIBOR(Q)	2.10%(S)	113,430	(444,456)
5-Year x 10-Year Interest Rate Swap, 10/16/33	Call	JPMorgan Chase	10/12/18	2.30%	3 Month LIBOR(Q)	2.30%(S)	113,430	(798,867)
CDX.NA.HY.29.V1, 12/20/22	Put	Citigroup Global Markets	01/17/18	$102.50	5.00%(Q)	CDX.NA.HY.29.V1(Q)	14,295	(4,227)
CDX.NA.HY.29.V1, 12/20/22	Put	Goldman Sachs & Co.	02/21/18	$102.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)	30,440	(30,508)
CDX.NA.HY.29.V1, 12/20/22	Put	Goldman Sachs & Co.	02/21/18	$103.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)	30,440	(35,416)
CDX.NA.HY.29.V1, 12/20/22	Put	Deutsche Bank AG	02/21/18	$100.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)	48,600	(33,868)

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Description	Call/ Put	Counterparty	Expiration Date	Strike		Receive	Pay	Notional Amount (000)#		Value
CDX.NA.HY.29.V1, 12/20/22	Put	BNP Paribas	03/21/18		$100.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		96,110	$(119,725)
iTraxx.XO.28.V1, 12/20/22	Put	Goldman Sachs & Co.	01/17/18	EUR	275.00	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	24,350	(17,376)
iTraxx.XO.28.V1, 12/20/22	Put	Goldman Sachs & Co.	02/21/18	EUR	300.00	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	18,265	(36,372)
30-Year Interest Rate Swap, 04/24/48	Put	Citigroup Global Markets	04/20/18		3.05%	3.05%(S)	3 Month LIBOR(Q)		1,140	(2,780)
30-Year Interest Rate Swap, 04/24/48	Put	Barclays Capital Group	04/20/18		3.05%	3.05%(S)	3 Month LIBOR(Q)		12,100	(29,505)
30-Year Interest Rate Swap, 05/08/48	Put	Barclays Capital Group	05/03/18		3.05%	3.05%(S)	3 Month LIBOR(Q)		26,500	(80,144)

										$(1,937,884)

Total Options Written										$(1,968,874)

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
105	2 Year U.S. Treasury Notes	Mar. 2018	$22,527,311	$22,481,484	$(45,827)
11,363	5 Year U.S. Treasury Notes	Mar. 2018	1,325,344,021	1,319,972,248	(5,371,773)
446	10 Year Euro-Bund	Mar. 2018	87,188,976	86,520,061	(668,915)
92	10 Year U.K. Gilt	Mar. 2018	15,420,125	15,546,566	126,441
2,967	10 Year U.S. Treasury Notes	Mar. 2018	369,702,810	368,047,079	(1,655,731)
799	10 Year U.S. Ultra Treasury Notes	Mar. 2018	107,066,000	106,716,438	(349,562)
173	20 Year U.S. Treasury Bonds	Mar. 2018	26,508,656	26,469,000	(39,656)
2,321	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	386,721,234	389,130,156	2,408,922
5,464	Mini MSCI EAFE Index	Mar. 2018	551,250,453	558,830,600	7,580,147
10,637	S&P 500 E-Mini Index	Mar. 2018	1,418,158,744	1,423,230,600	5,071,856
692	TOPIX Index	Mar. 2018	110,013,752	111,592,101	1,578,349

					8,634,251

Short Positions:
1,094	2 Year U.S. Treasury Notes	Mar. 2018	234,606,219	234,235,657	370,562
47	10 Year Japanese Bonds	Mar. 2018	62,932,239	62,894,697	37,542
477	20 Year U.S. Treasury Bonds	Mar. 2018	72,774,406	72,981,000	(206,594)
179	30 Year Euro Buxl	Mar. 2018	35,848,891	35,192,623	656,268

					857,778

					$9,492,029

Securities with combined market values of $19,822,300 and $76,900,311 have been segregated with Citigroup Global Markets and Goldman Sachs

& Co., respectively, to cover requirements for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound, Expiring 01/26/18	Hong Kong & Shanghai Bank	GBP	1,955	$2,638,336	$2,642,561	$4,225
Euro, Expiring 01/26/18	BNP Paribas	EUR	2,151	2,557,857	2,585,554	27,697

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Mexican Peso,
Expiring 01/30/18	Goldman Sachs & Co.	MXN	19,981	$1,046,589	$1,009,661	$(36,928)

				$6,242,782	$6,237,776	(5,006)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/26/18	Citigroup Global Markets	GBP	11,356	$15,090,014	$15,347,044	$(257,030)
Expiring 01/26/18	JPMorgan Chase	GBP	398	535,536	538,222	(2,686)
Expiring 01/26/18	UBS AG	GBP	11,356	15,092,911	15,347,046	(254,135)
Euro,
Expiring 01/26/18	Bank of America	EUR	7,100	8,292,899	8,534,011	(241,112)
Expiring 01/26/18	Citigroup Global Markets	EUR	45,463	53,958,610	54,645,259	(686,649)
Expiring 01/26/18	Goldman Sachs & Co.	EUR	1,365	1,621,680	1,640,251	(18,571)
Expiring 01/26/18	JPMorgan Chase	EUR	3,405	3,969,936	4,092,189	(122,253)
Expiring 01/26/18	JPMorgan Chase	EUR	1,254	1,468,192	1,506,674	(38,482)
Expiring 01/26/18	UBS AG	EUR	45,463	53,972,067	54,645,259	(673,192)
South African Rand,
Expiring 03/12/18	Toronto Dominion	ZAR	9,274	676,007	741,392	(65,385)

				$154,677,852	$157,037,347	(2,359,495)

						$(2,364,501)

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency	$31,922	$(2,396,423)	$(2,364,501)

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^:
3i Debt Management	01/22/18	1.000%(M)	2,401	$2,689	$—	$2,689	Goldman Sachs & Co.
3i Debt Management	01/22/18	1.000%(M)	334	375	—	375	Goldman Sachs & Co.
Acis CLO Ltd.	01/22/18	1.000%(M)	224	251	—	251	Goldman Sachs & Co.
Ameriquest Home Equity	01/05/18	1.500%(M)	819	1,331	—	1,331	Goldman Sachs & Co.
Angelogordon CLO	01/22/18	1.000%(M)	459	514	—	514	Goldman Sachs & Co.
Banc of America Commercial Mortgage Trust	01/30/18	1.500%(M)	133	199	—	199	Goldman Sachs & Co.
Banc of America Commercial Mortgage Trust	01/30/18	1.500%(M)	112	168	—	168	Goldman Sachs & Co.
Bank of America Prime Mortgage	01/05/18	1.500%(M)	2,766	4,490	—	4,490	Goldman Sachs & Co.
Bear Stearns Asset Backed Securities Trust	01/05/18	1.500%(M)	1,577	2,561	—	2,561	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (continued):
BNPP IP CLO Ltd.	01/22/18	1.000%(M)	525	$588	$—	$588	Goldman Sachs & Co.
Cathedral Lake Ltd.	01/22/18	1.000%(M)	218	244	—	244	Goldman Sachs & Co.
CBASS Home Equity	01/05/18	1.500%(M)	1,360	1,757	—	1,757	Goldman Sachs & Co.
Chase Mortgage	01/05/18	1.500%(M)	2,009	3,264	—	3,264	Goldman Sachs & Co.
Chase Mortgage	01/05/18	1.500%(M)	1,685	2,737	—	2,737	Goldman Sachs & Co.
Chase Mortgage	01/05/18	1.500%(M)	1,360	1,757	—	1,757	Goldman Sachs & Co.
Chase Mortgage	01/05/18	1.500%(M)	603	980	—	980	Goldman Sachs & Co.
Chase Mortgage	01/05/18	1.500%(M)	386	499	—	499	Goldman Sachs & Co.
Citigroup Mortgage Loan Trust	01/05/18	1.500%(M)	711	1,155	—	1,155	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	934	1,395	—	1,395	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	823	1,225	—	1,225	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	364	542	—	542	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	245	366	—	366	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	239	356	—	356	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	164	245	—	245	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	146	218	—	218	Goldman Sachs & Co.
Commercial Mortgage Pass Through Certificate	01/30/18	1.500%(M)	229	342	—	342	Goldman Sachs & Co.
Conneticut Avenue Securities	01/05/18	1.500%(M)	1,144	1,858	—	1,858	Goldman Sachs & Co.
Conneticut Avenue Securities	01/05/18	1.500%(M)	1,058	1,719	—	1,719	Goldman Sachs & Co.
Conneticut Avenue Securities	01/05/18	1.500%(M)	711	1,155	—	1,155	Goldman Sachs & Co.
Conneticut Avenue Securities	01/05/18	1.500%(M)	256	416	—	416	Goldman Sachs & Co.
Countrywide Home Equity	01/05/18	1.500%(M)	2,983	3,853	—	3,853	Goldman Sachs & Co.
Cutwater Ltd.	01/22/18	1.000%(M)	814	911	—	911	Goldman Sachs & Co.
Ellington CLO Ltd.	01/22/18	1.000%(M)	979	1,286	—	1,286	Goldman Sachs & Co.
Equity One Home Equity	01/05/18	1.500%(M)	386	628	—	628	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	01/30/18	1.500%(M)	1,500	2,240	—	2,240	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	01/30/18	1.500%(M)	600	897	—	897	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (continued):
Federal Home Loan Mortgage Corp.	01/30/18	1.500%(M)	295	$441	$—	$441	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	01/30/18	1.500%(M)	31	47	—	47	Goldman Sachs & Co.
Flagship	01/22/18	1.000%(M)	841	942	—	942	Goldman Sachs & Co.
Flatiron CLO Ltd.	01/22/18	1.000%(M)	700	784	—	784	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	1,180	1,763	—	1,763	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	1,039	1,547	—	1,547	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	431	644	—	644	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	395	588	—	588	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	307	458	—	458	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	224	333	—	333	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	174	259	—	259	Goldman Sachs & Co.
GSAMP Home Equity	01/05/18	1.500%(M)	603	980	—	980	Goldman Sachs & Co.
GSAMP Home Equity	01/05/18	1.500%(M)	495	804	—	804	Goldman Sachs & Co.
ICG U.S. CLO Ltd.	01/22/18	1.000%(M)	2,041	2,285	—	2,285	Goldman Sachs & Co.
Invesco	01/22/18	1.000%(M)	286	320	—	320	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	01/30/18	1.500%(M)	613	915	—	915	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	01/30/18	1.500%(M)	478	712	—	712	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	01/30/18	1.500%(M)	156	233	—	233	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	01/30/18	1.500%(M)	68	101	—	101	Goldman Sachs & Co.
KVK CLO Ltd.	01/22/18	1.000%(M)	318	357	—	357	Goldman Sachs & Co.
Lehman Home Equity	01/05/18	1.500%(M)	1,577	2,561	—	2,561	Goldman Sachs & Co.
Lehman Home Equity	01/05/18	1.500%(M)	1,360	2,210	—	2,210	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	354	529	—	529	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	279	416	—	416	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	253	378	—	378	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	214	320	—	320	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	177	264	—	264	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (continued):
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	177	$264	$—	$264	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	104	155	—	155	Goldman Sachs & Co.
Morgan Stanley Home Equity	01/05/18	1.500%(M)	495	804	—	804	Goldman Sachs & Co.
Morgan Stanley Home Equity	01/05/18	1.500%(M)	386	628	—	628	Goldman Sachs & Co.
Mountain Hawk CLO Ltd.	01/22/18	1.000%(M)	483	541	—	541	Goldman Sachs & Co.
Mountain Hawk CLO Ltd.	01/22/18	1.000%(M)	392	439	—	439	Goldman Sachs & Co.
New Century Home Equity	01/05/18	1.500%(M)	1,036	1,683	—	1,683	Goldman Sachs & Co.
New Century Home Equity	01/05/18	1.500%(M)	819	1,331	—	1,331	Goldman Sachs & Co.
New Century Home Equity	01/05/18	1.500%(M)	711	1,155	—	1,155	Goldman Sachs & Co.
North End CLO Ltd.	01/22/18	1.000%(M)	707	792	—	792	Goldman Sachs & Co.
OFSI Fund V Ltd.	01/22/18	1.000%(M)	198	222	—	222	Goldman Sachs & Co.
Onex	01/22/18	1.000%(M)	233	262	—	262	Goldman Sachs & Co.
Option One Home Equity	01/05/18	1.500%(M)	2,442	3,967	—	3,967	Goldman Sachs & Co.
Option One Home Equity	01/05/18	1.500%(M)	819	1,331	—	1,331	Goldman Sachs & Co.
Option One Home Equity	01/05/18	1.500%(M)	603	779	—	779	Goldman Sachs & Co.
Sankaty	01/22/18	1.000%(M)	519	581	—	581	Goldman Sachs & Co.
Sankaty	01/22/18	1.000%(M)	226	254	—	254	Goldman Sachs & Co.
Soundview Home Equity Loan Trust	01/05/18	1.500%(M)	1,901	3,089	—	3,089	Goldman Sachs & Co.
Staniford Street CLO Ltd.	01/22/18	1.000%(M)	407	618	—	618	Goldman Sachs & Co.
Structured Agency Credit Risk	01/05/18	1.500%(M)	1,468	2,386	—	2,386	Goldman Sachs & Co.
Structured Agency Credit Risk	01/05/18	1.500%(M)	107	174	—	174	Goldman Sachs & Co.
Trimaran	01/22/18	1.000%(M)	513	575	—	575	Goldman Sachs & Co.
Venture CDO Ltd.	01/22/18	1.000%(M)	681	763	—	763	Goldman Sachs & Co.
Venture CDO Ltd.	01/22/18	1.000%(M)	529	592	—	592	Goldman Sachs & Co.
Wells Fargo Commercial Mortgage Trust	01/30/18	1.500%(M)	386	577	—	577	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	01/30/18	1.500%(M)	177	264	—	264	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	01/30/18	1.500%(M)	112	168	—	168	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (continued):
Z Capital Credit Partners CLO	01/22/18	1.000%(M)	528	$591	$—	$591	Goldman Sachs & Co.
Z Capital Credit Partners CLO	01/22/18	1.000%(M)	360	403	—	403	Goldman Sachs & Co.

				$91,790	$—	$91,790

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.29.V1	12/20/22	1.000%(Q)	165,000	$(3,355,242)	$(3,988,105)	$(632,863)
CDX.NA.IG.29.V1	12/20/22	5.000%(Q)	38,500	(2,826,554)	(3,253,699)	(427,145)

				$(6,181,796)	$(7,241,804)	$(1,060,008)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
American International Group Inc.	12/20/20	1.000%(Q)	6,860	0.263%	$98,074	$149,036	$50,962
Anadarko Petroleum Corp.	06/20/21	1.000%(Q)	1,710	0.600%	(129,197)	24,669	153,866
AT&T Inc.	06/20/21	1.000%(Q)	9,080	0.396%	64,179	186,779	122,600
Barrick Gold Corp.	06/20/21	1.000%(Q)	3,450	0.334%	(90,261)	78,237	168,498
CIT Group, Inc.	06/20/18	5.000%(Q)	11,910	0.071%	753,000	300,057	(452,943)
Devon Energy Corp.	06/20/20	1.000%(Q)	550	0.209%	(45,467)	10,762	56,229
Eastman Chemical Co.	06/20/21	1.000%(Q)	5,050	0.189%	47,756	139,972	92,216
Ford Motor Co.	06/20/21	5.000%(Q)	17,000	0.419%	2,943,341	2,636,252	(307,089)
General Motors Co.	06/20/19	5.000%(Q)	4,525	0.120%	506,238	331,396	(174,842)

					$4,147,663	$3,857,160	$(290,503)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Hellenic Republic	06/20/19	1.000%(Q)	2,000	2.686%	$(47,475)	$(80,278)	$32,803	Citigroup Global Markets
Hellenic Republic	06/20/22	1.000%(Q)	1,330	3.751%	(141,893)	(229,573)	87,680	Citigroup Global Markets
Hellenic Republic	06/20/22	1.000%(Q)	330	3.751%	(35,206)	(58,612)	23,406	Goldman Sachs &Co.
Hellenic Republic	06/20/24	1.000%(Q)	3,800	4.021%	(593,406)	(822,278)	228,872	Barclays Capital Group
Hellenic Republic	12/20/24	1.000%(Q)	2,500	4.055%	(416,679)	(575,347)	158,668	Citigroup Global Markets
Husky Energy Inc.	06/20/20	1.000%(Q)	2,380	0.657%	20,517	(98,009)	118,526	Morgan Stanley
Petroleo Brasileiro SA	06/20/18	1.000%(Q)	5,700	0.526%	14,764	(436,888)	451,652	Morgan Stanley
Republic of Italy	09/20/20	1.000%(Q)	10,650	0.816%	55,528	49,411	6,117	JPMorgan Chase

					$(1,143,850)	$(2,251,574)	$1,107,724

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
JPY	6,302,300	3 Month JPY LIBOR minus 52bps(Q)		55,375	3 Month LIBOR(Q)	UBS AG	11/10/18	$482,555	$—	$482,555
	14,510	3 Month LIBOR(Q)	GBP	11,585	3 Month LIBOR minus 16.75bps(Q)	JPMorgan Chase	02/13/19	(1,105,039)	—	(1,105,039)
	55,375	3 Month LIBOR(Q)	JPY	6,302,300	3 Month JPY LIBOR minus 57.25bps(Q)	UBS AG	11/10/19	(353,804)	—	(353,804)

								$(976,288)	$—	$(976,288)

Inflation swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR	11,360	08/15/22	1.240%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$—	$(128,517)	$(128,517)
EUR	10,095	09/15/22	1.260%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(106,634)	(106,634)
EUR	5,680	08/15/27	1.415%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	104,742	104,742

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Inflation swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
EUR 4,915	09/15/27	1.438%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	$—	$80,509	$80,509
GBP 3,305	08/15/24	3.346%(T)	U.K. Retail Price Index(2)(T)	—	(6,968)	(6,968)
GBP 4,350	08/15/27	3.344%(T)	U.K. Retail Price Index(1)(T)	—	49,234	49,234
GBP 1,745	08/15/29	3.380%(T)	U.K. Retail Price Index(2)(T)	—	(22,664)	(22,664)
GBP 3,190	07/15/32	3.512%(T)	U.K. Retail Price Index(2)(T)	—	7,680	7,680
GBP 3,380	07/15/37	3.515%(T)	U.K. Retail Price Index(2)(T)	—	(49,710)	(49,710)
GBP 2,555	08/15/42	3.520%(T)	U.K. Retail Price Index(2)(T)	(8,731)	(64,112)	(55,381)
GBP 1,725	07/15/47	3.458%(T)	U.K. Retail Price Index(1)(T)	(112,964)	78,342	191,306
GBP 955	08/15/47	3.469%(T)	U.K. Retail Price Index(1)(T)	—	34,001	34,001
GBP 505	10/15/47	3.535%(T)	U.K. Retail Price Index(2)(T)	—	15,979	15,979
GBP 885	07/15/57	3.325%(T)	U.K. Retail Price Index(1)(T)	—	65,761	65,761
GBP 600	08/15/57	3.362%(T)	U.K. Retail Price Index(1)(T)	—	15,058	15,058
GBP 315	10/15/57	3.418%(T)	U.K. Retail Price Index(1)(T)	—	(21,142)	(21,142)
9,580	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	445	(90,198)	(90,643)

				$(121,250)	$(38,639)	$82,611

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
AUD 27,135	09/25/22	2.958%(S)	6 Month BBSW(2)(S)	$2,099	$72,967	$70,868
AUD 21,765	09/28/22	2.988%(S)	6 Month BBSW(2)(S)	(575)	67,424	67,999
AUD 4,610	07/19/32	3.130%(S)	6 Month BBSW(2)(S)	(1,518)	83,167	84,685
BRL124,645	01/02/19	7.280%(T)	1 Day BROIS(1)(T)	—	(128,884)	(128,884)
BRL 75,288	01/02/19	7.280%(T)	1 Day BROIS(1)(T)	—	(71,959)	(71,959)
BRL 93,081	01/04/21	8.670%(T)	1 Day BROIS(2)(T)	—	(145,782)	(145,782)
BRL 69,842	01/04/21	10.300%(T)	1 Day BROIS(2)(T)	—	1,068,102	1,068,102
BRL 62,645	01/04/21	9.350%(T)	1 Day BROIS(1)(T)	—	(343,599)	(343,599)
BRL 56,571	01/04/21	8.660%(T)	1 Day BROIS(2)(T)	—	(71,956)	(71,956)
BRL 52,225	01/04/21	9.470%(T)	1 Day BROIS(1)(T)	—	(354,331)	(354,331)
BRL 45,133	01/04/21	10.050%(T)	1 Day BROIS(2)(T)	—	563,817	563,817
BRL 35,249	01/04/21	10.000%(T)	1 Day BROIS(2)(T)	—	421,489	421,489
BRL 34,017	01/04/21	10.250%(T)	1 Day BROIS(2)(T)	—	501,682	501,682
BRL 28,313	01/02/23	9.280%(T)	1 Day BROIS(1)(T)	—	186,008	186,008
BRL 16,910	01/02/23	9.260%(T)	1 Day BROIS(1)(T)	—	70,355	70,355

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
BRL 26,052	01/02/25	9.920%(T)	1 Day BROIS(2)(T)	$—	$(80,996)	$(80,996)
BRL 21,820	01/02/25	10.040%(T)	1 Day BROIS(2)(T)	—	(3,802)	(3,802)
CAD 89,050	07/26/19	1.605%(S)	3 Month Canadian Bankers Acceptance(2)(S)	8,495	(297,590)	(306,085)
CHF 6,690	10/12/27	0.746%(A)	6 Month CHF LIBOR(1)(S)	—	(30,241)	(30,241)
EUR 8,170	05/11/21	0.100%(A)	6 Month EURIBOR(1)(S)	(30,310)	(17,164)	13,146
EUR 20,785	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	27,130	44,807	17,677
EUR 3,975	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	19,061	14,696	(4,365)
EUR 4,055	05/11/25	0.650%(A)	3 Month EURIBOR(1)(S)	(14,153)	(37,494)	(23,341)
EUR 11,315	05/11/26	0.750%(A)	6 Month EURIBOR(1)(S)	(30,475)	(107,681)	(77,206)
EUR 51,665	08/15/26	0.655%(A)	1 Day EONIA(1)(A)	(17,827)	(611,754)	(593,927)
EUR 40,305	08/15/26	0.634%(A)	1 Day EONIA(1)(A)	11,923	(388,753)	(400,676)
EUR 5,150	05/11/27	0.736%(A)	6 Month EURIBOR(2)(S)	(69,024)	(17,121)	51,903
EUR 6,210	10/12/27	1.556%(A)	6 Month EURIBOR(2)(S)	—	42,671	42,671
EUR 10,345	02/15/30	1.124%(A)	6 Month EURIBOR(1)(S)	(2,468)	(140,357)	(137,889)
EUR 17,990	10/04/32	2.080%(A)	3 Month EURIBOR(1)(Q)	—	(102,126)	(102,126)
EUR 17,990	10/04/32	2.000%(A)	1 Day EONIA(2)(A)	—	74,840	74,840
EUR 1,600	05/11/35	1.050%(A)	6 Month EURIBOR(1)(S)	119,344	77,366	(41,978)
EUR 3,750	05/11/37	1.253%(A)	6 Month EURIBOR(1)(S)	169,069	78,410	(90,659)
EUR 26,890	08/24/37	2.033%(A)	3 Month EURIBOR(1)(Q)	(2,818)	(169,599)	(166,781)
EUR 26,890	08/24/37	1.960%(A)	1 Day EONIA(2)(A)	—	96,711	96,711
EUR 16,195	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	—	(136,846)	(136,846)
EUR 16,195	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	135,353	135,353
EUR 720	05/11/42	1.350%(A)	6 Month EURIBOR(1)(S)	33,648	13,921	(19,727)
EUR 16,740	07/04/42	1.438%(A)	1 Day EONIA(2)(A)	—	516,270	516,270
EUR 7,970	07/04/42	1.416%(A)	1 Day USOIS(2)(A)	(15,851)	198,721	214,572
GBP 560,230	02/08/18	0.442%(T)	1 Day SONIA(1)(T)	—	33,724	33,724
GBP 122,020	11/18/20	1.127%(S)	6 Month GBP LIBOR(2)(S)	—	87,201	87,201
GBP 122,970	11/16/21	1.257%(S)	6 Month GBP LIBOR(1)(S)	—	(115,362)	(115,362)
GBP 9,680	12/07/27	1.350%(S)	6 Month GBP LIBOR(1)(S)	3,130	(73,646)	(76,776)
GBP 3,925	07/06/32	1.933%(S)	6 Month GBP LIBOR(2)(S)	—	161,707	161,707
GBP 13,265	10/30/32	1.633%(S)	6 Month GBP LIBOR(2)(S)	3,036	595,388	592,352
GBP 4,715	07/06/42	1.850%(S)	6 Month GBP LIBOR(1)(S)	—	(157,123)	(157,123)
GBP 7,430	10/30/47	1.680%(S)	6 Month GBP LIBOR(1)(S)	—	(650,256)	(650,256)

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
JPY	7,183,200	12/20/24	0.126%(S)	6 Month JPY LIBOR(2)(S)	$(100,876)	$(278,714)	$(177,838)
	96,160	01/07/18	1.093%(T)	1 Day USOIS(1)(T)	—	21,477	21,477
	63,660	02/21/18	0.941%(T)	1 Day USOIS(1)(T)	—	98,865	98,865
	25,085	09/30/18	0.747%(A)	1 Day USOIS(1)(A)	—	180,077	180,077
	31,805	10/07/18	1.253%(A)	1 Day USOIS(1)(A)	—	73,584	73,584
	86,560	11/17/18	1.080%(T)	1 Day USOIS(1)(T)	—	424,992	424,992
	130,130	11/18/18	0.911%(A)	1 Day USOIS(1)(A)	(7,470)	871,746	879,216
	20,422	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	38,731	38,731
	20,412	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	38,973	38,973
	90,130	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(54,092)	250,224	304,316
	16,755	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	—	51,129	51,129
	31,820	07/14/19	1.428%(A)	1 Day USOIS(1)(A)	—	111,601	111,601
	478,670	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	—	3,627,125	3,627,125
	82,950	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	23,355	143,194	119,839
	109,995	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	(13,924)	107,736	121,660
	8,450	03/11/20	1.824%(S)	3 Month LIBOR(1)(Q)	—	8,074	8,074
	22,370	04/04/20	— (3)(S)	— (3)(S)	—	643	643
	142,970	05/31/20	1.683%(S)	3 Month LIBOR(1)(Q)	—	1,408,839	1,408,839
	42,325	07/17/20	1.521%(A)	1 Day USOIS(1)(A)	—	287,445	287,445
	26,175	11/30/21	1.762%(S)	3 Month LIBOR(2)(Q)	—	(424,783)	(424,783)
	11,615	04/04/22	— (4)(S)	— (4)(S)	—	(3,887)	(3,887)
	11,875	09/28/22	2.177%(S)	3 Month LIBOR(1)(Q)	—	37,186	37,186
	107,910	11/01/22	1.815%(S)	3 Month LIBOR(2)(Q)	—	(1,989,623)	(1,989,623)
	16,640	05/31/23	1.395%(S)	3 Month LIBOR(1)(Q)	—	730,112	730,112
	16,640	05/31/23	1.394%(S)	3 Month LIBOR(1)(Q)	—	731,057	731,057
	16,060	05/31/23	1.513%(S)	3 Month LIBOR(1)(Q)	—	606,106	606,106
	14,210	05/31/23	1.578%(S)	3 Month LIBOR(1)(Q)	(27,343)	487,766	515,109
	6,180	05/31/23	1.584%(S)	3 Month LIBOR(1)(Q)	—	210,399	210,399
	55,082	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	—	120,213	120,213
	85,009	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(108,121)	82,947	191,068
	72,675	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(125,964)	(74,034)	51,930
	68,695	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(181,091)	(382)	180,709
	47,150	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	115,343	149,661	34,318
	9,975	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	89,617	89,617
	234,645	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	1,119,133	1,790,144	671,011
	74,030	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	286,984	555,112	268,128
	25,130	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	199,707	199,707
	25,925	09/01/24	1.972%(S)	3 Month LIBOR(2)(Q)	—	(383,458)	(383,458)

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
	43,635	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	$49,349	$(4,540)	$(53,889)
	360	04/28/26	1.809%(S)	3 Month LIBOR(1)(Q)	—	14,487	14,487
	50,191	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	646,345	833,088	186,743
	22,445	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(14,896)	(98,028)	(83,132)
	16,000	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	21,185	163,747	142,562
	9,925	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	45,022	45,022
	13,780	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	58,393	58,393
	9,225	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	180,169	180,169
	2,355	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	(1,162)	16,607	17,769
	15,940	05/03/32	2.434%(S)	3 Month LIBOR(2)(Q)	—	(58,799)	(58,799)
	43,530	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(287,995)	(1,000,592)	(712,597)
	12,610	05/03/37	2.508%(S)	3 Month LIBOR(1)(Q)	—	15,240	15,240
	4,585	02/15/42	1.369%(A)	1 Day USOIS(1)(A)	—	666,339	666,339
	8,170	10/04/42	2.527%(S)	3 Month LIBOR(2)(Q)	—	30	30
	1,160	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(23,908)	(23,908)
	2,935	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	—	483,320	483,320
	7,210	10/04/47	2.536%(S)	3 Month LIBOR(1)(Q)	—	(11,679)	(11,679)
	1,765	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	2,500	2,500
	1,635	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	(26,010)	(26,010)
ZAR	151,425	09/23/22	7.430%(Q)	3 Month JIBAR(2)(Q)	(13,683)	(41,350)	(27,667)
ZAR	75,400	11/07/27	8.360%(Q)	3 Month JIBAR(2)(Q)	(1,398)	201,520	202,918

					$1,535,595	$12,747,532	$11,211,937

Securities with a combined market value of $52,738,551 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	Portfolio pays the floating rate of 3 Month LIBOR plus 12 bps and receives 6 Month LIBOR.

(4)	Portfolio pays the floating rate of 6 Month LIBOR and receives 3 Month LIBOR plus 11.75 bps.

Total return swap agreements outstanding at December 31, 2017:

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreement:
Credit Suisse First Boston Corp.	01/12/41	1,748	Pay monthly variable payments based on 1 Month LIBOR and receive monthly fixed payments based on IOS.FN30.450.10 Index	$(3,656)	$(3,819)	$163

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$49,411	$(2,304,804)	$1,682,232	$(1,458,843)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$10,231,118,266	$2,769,938,278	$5,234
Preferred Stocks	4,742,427	26,474,056	—
Rights	125,508	7,791	—
Unaffiliated Exchange Traded Funds	32,636,113	—	—
Asset-Backed Securities
Automobiles	—	61,678,712	—
Collateralized Loan Obligations	—	538,056,007	—
Consumer Loans	—	120,677,283	—
Credit Cards	—	35,742,357	—
Home Equity Loans	—	48,643,635	—
Residential Mortgage-Backed Securities	—	101,843,314	23,247,721
Student Loans	—	17,208,115	—
Bank Loans	—	25,078,003	—
Commercial Mortgage-Backed Securities	—	855,128,412	—
Corporate Bonds	—	1,972,392,352	463,728
Municipal Bonds	—	46,159,022	—
Residential Mortgage-Backed Securities	—	197,831,670	7,728,870
Sovereign Bonds	—	229,506,693	—
U.S. Government Agency Obligations	—	592,054,707	—
U.S. Treasury Obligations	—	222,084,859	—
Affiliated Mutual Funds	3,463,675,513	—	—
Options Purchased	7,375,901	2,946,844	—
Options Written	(30,990)	(1,937,884)	—
Other Financial Instruments*
Futures Contracts	9,492,029	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(2,364,501)	—
Centrally Cleared Credit Default Swap Agreements	—	(1,350,511)	—
OTC Credit Default Swap Agreements	—	(1,143,850)	91,790
OTC Currency Swap Agreements	—	(976,288)	—
Centrally Cleared Inflation Swap Agreements	—	82,611	—
Centrally Cleared Interest Rate Swap Agreements	—	11,211,937	—
OTC Total Return Swap Agreements	—	(3,656)	—

Total	$13,749,134,767	$7,866,969,968	$31,537,343

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Fund (3.4% represents investments purchased with collateral from securities on loan)	16.8%
Banks	7.8
Commercial Mortgage-Backed Securities	4.1
Oil, Gas & Consumable Fuels	3.0
U.S. Government Agency Obligations	2.9
Software	2.7
Pharmaceuticals	2.7
Collateralized Loan Obligations	2.6
Equity Real Estate Investment Trusts (REITs)	2.4
Semiconductors & Semiconductor Equipment	2.3
Insurance	2.2
Machinery	2.1
Chemicals	2.0
Internet Software & Services	2.0
IT Services	1.9
Health Care Equipment & Supplies	1.8
Technology Hardware, Storage & Peripherals	1.7
Biotechnology	1.6
Capital Markets	1.6
Residential Mortgage-Backed Securities	1.6
Food Products	1.5
Health Care Providers & Services	1.5
Media	1.5
Automobiles	1.4
Hotels, Restaurants & Leisure	1.4
Metals & Mining	1.4
Aerospace & Defense	1.3
Electronic Equipment, Instruments & Components	1.2
Beverages	1.1
Food & Staples Retailing	1.1
Sovereign Bonds	1.1
Specialty Retail	1.1
U.S. Treasury Obligations	1.1
Diversified Telecommunication Services	1.0
Household Durables	0.9
Industrial Conglomerates	0.9
Road & Rail	0.9
Electric Utilities	0.8
Oil & Gas	0.8
Construction & Engineering	0.7
Consumer Finance	0.7
Diversified Financial Services	0.7
Internet & Direct Marketing Retail	0.7
Textiles, Apparel & Luxury Goods	0.7
Consumer Loans	0.6
Real Estate Management & Development	0.6
Tobacco	0.6
Trading Companies & Distributors	0.6
Auto Components	0.5
Electric	0.5
Gas Utilities	0.5
Commercial Services & Supplies	0.4
Electrical Equipment	0.4
Healthcare-Services	0.4
Independent Power & Renewable Electricity Producers	0.4
Multi-Utilities	0.4
Airlines	0.3
Retail	0.3
Auto Manufacturers	0.3
Communications Equipment	0.3
Foods	0.3
Household Products	0.3
Personal Products	0.3
Pipelines	0.3
Telecommunications	0.3
Building Products	0.2
Containers & Packaging	0.2

Credit Cards	0.2%
Energy Equipment & Services	0.2
Healthcare-Products	0.2
Home Equity Loans	0.2
Life Sciences Tools & Services	0.2
Multi-National	0.2
Municipal Bonds	0.2
Paper & Forest Products	0.2
Professional Services	0.2
Real Estate Investment Trusts (REITs)	0.2
Thrifts & Mortgage Finance	0.2
Unaffiliated Exchange Traded Funds	0.2
Wireless Telecommunication Services	0.2
Agriculture	0.1
Air Freight & Logistics	0.1
Auto Parts & Equipment	0.1
Commercial Services	0.1
Computers	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Electronics	0.1
Entertainment	0.1
Housewares	0.1
Leisure Products	0.1
Mining	0.1
Miscellaneous Manufacturing	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Multiline Retail	0.1
Semiconductors	0.1
Student Loans	0.1
Textiles	0.1
Transportation Infrastructure	0.1
Trucking & Leasing	0.1
Options Purchased	0.0	*
Packaging & Containers	0.0	*
Hand/Machine Tools	0.0	*
Home Builders	0.0	*
Gas	0.0	*
Health Care Technology	0.0	*
Oil & Gas Services	0.0	*
Forest Products & Paper	0.0	*
Lodging	0.0	*
Water Utilities	0.0	*
Building Materials	0.0	*
Technology	0.0	*
Internet	0.0	*
Marine	0.0	*
Engineering & Construction	0.0	*
Household Products/Wares	0.0	*
Office/Business Equipment	0.0	*
Construction Materials	0.0	*
Transportation	0.0	*
Healthcare & Pharmaceutical	0.0	*
Apparel	0.0	*
Consumer Cyclical – Services	0.0	*
Environmental Control	0.0	*
Home Furnishings	0.0	*
Iron/Steel	0.0	*
Machinery-Diversified	0.0	*

	104.9
Options Written	(0.0	)*
Liabilities in excess of other assets	(4.9)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$644,371	*	Due from/to broker — variation margin swaps	$1,994,882	*
Credit contracts	Premiums paid for OTC swap agreements	49,411		Premiums received for OTC swap agreements	2,300,985
Credit contracts	Unaffiliated investments	330,764		Options written outstanding, at value	277,492
Credit contracts	Unrealized appreciation on OTC swap agreements	1,199,514		—	—
Equity contracts	Due from/to broker — variation margin futures	14,230,352	*	—	—
Equity contracts	Unaffiliated investments	7,468,674		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	31,922		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,396,423
Interest rate contracts	Due from/to broker — variation margin futures	3,599,735	*	Due from/to broker — variation margin futures	8,338,058	*
Interest rate contracts	Due from/to broker — variation margin swaps	20,086,150	*	Due from/to broker — variation margin swaps	8,791,602	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	3,819
Interest rate contracts	Unaffiliated investments	2,656,606		Options written outstanding, at value	1,691,382
Interest rate contracts	Unrealized appreciation on OTC swap agreements	482,718		Unrealized depreciation on OTC swap agreements	1,458,843

Total		$50,780,217			$27,253,486

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Forward Rate Agreements	Swaps
Credit contracts	$—	$330,384	$31,500	$—	$—	$—	$(5,639,303)
Equity contracts	474,391	2,216,359	—	225,806,282	—	—	—
Foreign exchange contracts	—	—	—	—	(6,296,751)	—	—
Interest rate contracts	—	(6,731,192)	6,062,557	41,590,505	—	231,415	(1,987,976)

Total	$474,391	$(4,184,449)	$6,094,057	$267,396,787	$(6,296,751)	$231,415	$(7,627,279)

(1) Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Rights(2)	Options Purchased(2)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts		$—	$(15,157)	$299,725	$—	$—	$1,708,894
Equity contracts		6,803	1,056,395	—	17,910,375	—	—
Foreign exchange contracts		—	—	—	—	(3,248,963)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Options Written	Futures	Forward Currency Contracts	Swaps
Interest rate contracts	$—	$(1,449,934)	$1,119,624	$1,129,088	$—	$(594,633)

Total	$6,803	$(408,696)	$1,419,349	$19,039,463	$(3,248,963)	$1,114,261

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)
$8,237,213	$695,043,664	$3,221,935,614	$216,973,006	$2,688,618	$98,982,916

Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)	Currency Swap Agreements(4)	Forward Rate Agreements(4)	Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$260,700,000	$123,873,440	$51,388,332	$687,760,000	$41,750,280	$4,338,410,039	$2,394,513

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets (Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$674,793,084	$(674,793,084)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$—	$(241,112)	$(241,112)	$—	$(241,112)
Barclays Capital Group	681,684	(931,927)	(250,243)	250,243	—
BNP Paribas	27,697	(119,725)	(92,028)	—	(92,028)
Citigroup Global Markets	291,463	(1,835,884)	(1,544,421)	1,045,168	(499,253)
Credit Suisse First Boston Corp.	163	(3,819)	(3,656)	—	(3,656)
Deutsche Bank AG	164,907	(33,868)	131,039	—	131,039
Goldman Sachs & Co.	281,053	(233,783)	47,270	—	47,270
Hong Kong & Shanghai Bank	4,225	—	4,225	—	4,225
JPMorgan Chase	2,206,484	(2,816,423)	(609,939)	446,953	(162,986)
Morgan Stanley	570,178	(534,897)	35,281	—	35,281
Toronto Dominion	—	(65,385)	(65,385)	—	(65,385)
UBS AG	482,555	(1,281,131)	(798,576)	619,081	(179,495)

	$4,710,409	$(8,097,954)	$(3,387,545)	$2,361,445	$(1,026,100)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $674,793,084:
Unaffiliated investments (cost $16,215,353,973)	$18,170,895,878
Affiliated investments (cost $3,463,729,921)	3,463,675,513
Cash	187,474
Foreign currency, at value (cost $37,916,317)	38,178,912
Receivable for investments sold	184,235,376
Dividends and interest receivable	46,398,049
Tax reclaim receivable	16,797,165
Due from broker—variation margin futures	2,541,539
Unrealized appreciation on OTC swap agreements	1,682,232
Receivable from affiliate	333,637
Receivable for fund share sold	211,324
Premiums paid for OTC swap agreements	49,411
Unrealized appreciation on OTC forward foreign currency contracts	31,922
Prepaid expenses	138,861

Total Assets	21,925,357,293

LIABILITIES:
Payable to broker for collateral for securities on loan	697,398,582
Payable for investments purchased	576,540,244
Due to broker—variation margin futures	5,034,755
Payable for fund share repurchased	4,623,838
Management fees payable	4,290,924
Unrealized depreciation on OTC forward foreign currency contracts	2,396,423
Premiums received for OTC swap agreements	2,304,804
Options written outstanding, at value (premiums received $3,388,223)	1,968,874
Due to broker—variation margin swaps	1,759,305
Accrued expenses and other liabilities	1,483,388
Unrealized depreciation on OTC swap agreements	1,458,843
Distribution fee payable	849,581
Due to broker for futures	410,579
Foreign capital gains tax liability accrued	194,980
Affiliated transfer agent fee payable	365

Total Liabilities	1,300,715,485

NET ASSETS	$20,624,641,808

Net assets were comprised of:
Paid-in capital	$15,295,940,536
Retained earnings	5,328,701,272

Net assets, December 31, 2017	$20,624,641,808

Net asset value and redemption price per share, $20,624,641,808 / 1,243,474,130 outstanding shares of beneficial interest.	$16.59

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $7,426,353, of which $1,116,361 is reimbursable by an affiliate)	$219,175,407
Interest income	131,851,375
Affiliated dividend income	26,285,621
Income from securities lending, net (including affiliated income of $1,300,451)	1,990,033

379,302,436

EXPENSES
Management fees	105,460,084
Distribution fee	43,294,156
Custodian and accounting fees	1,920,917
Trustees’ fees	182,744
Audit fee	63,032
Legal fees and expenses	61,228
Shareholders’ reports	20,445
Transfer agent’s fees and expenses (including affiliated expense of $2,498)	6,540
Interest expense	723
Miscellaneous	347,584

Total expenses	151,357,453

NET INVESTMENT INCOME (LOSS)	227,944,983

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(84,693)) (net of foreign capital gains taxes $(21,206))	1,035,572,161
Futures transactions	267,396,787
Options written transactions	6,094,057
Forward rate agreement transactions	231,415
Swap agreements transactions	(7,627,279)
Forward currency contracts transactions	(6,296,751)
Foreign currency transactions	832,730

1,296,203,120

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(48,086)) (net of change in foreign capital gains taxes $(194,980))	996,812,059
Futures	19,039,463
Options written	1,419,349
Swap agreements	1,114,261
Forward currency contracts	(3,248,963)
Foreign currencies	2,310,809

1,017,446,978

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	2,313,650,098

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,541,595,081

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$227,944,983	$150,005,667
Net realized gain (loss) on investment and foreign currency transactions	1,296,203,120	126,588,378
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,017,446,978	656,248,458

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,541,595,081	932,842,503

FUND SHARE TRANSACTIONS:
Fund share sold [22,411,136 and 200,599,147 shares, respectively]	332,704,473	2,619,169,879
Net asset value of shares issued in merger [495,971,032 and 0 shares, respectively]	7,479,269,216	—
Fund share repurchased [66,908,742 and 240,600,748 shares, respectively]	(1,043,365,895)	(3,037,748,830)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	6,768,607,794	(418,578,951)

CAPITAL CONTRIBUTIONS	—	3,750,026

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,310,202,875	518,013,578
NET ASSETS:
Beginning of year	11,314,438,933	10,796,425,355

End of year	$20,624,641,808	$11,314,438,933

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST RCM WORLD TRENDS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 95.8%
COMMON STOCKS — 62.8%	Shares	Value
Australia — 0.5%
AusNet Services	1,182,694	$1,662,045
Beach Energy Ltd.	1,277,206	1,233,491
CSR Ltd.	418,266	1,546,377
Downer EDI Ltd.	406,918	2,189,094
Fortescue Metals Group Ltd.	1,304,418	4,936,398
JB Hi-Fi Ltd.(a)	123,520	2,394,921
Metcash Ltd.	740,000	1,794,135
OceanaGold Corp.	61,294	157,502
Primary Health Care Ltd.	349,492	983,476
Wesfarmers Ltd.	338,061	11,689,446

		28,586,885

Austria — 0.1%
ams AG*	17,200	1,558,179
Schoeller-Bleckmann Oilfield Equipment AG*	10,075	1,026,865
UNIQA Insurance Group AG	170,697	1,804,426
Wienerberger AG	76,200	1,844,203

		6,233,673

Belgium — 0.1%
Anheuser-Busch InBev SA/NV	40,270	4,495,787
Melexis NV	1,646	166,422

		4,662,209

Bermuda — 0.0%
Aspen Insurance Holdings Ltd.	5,715	232,029
Third Point Reinsurance Ltd.*	33,385	489,090
Triton International Ltd.*	14,324	536,434

		1,257,553

Brazil — 0.1%
B3 SA - Brasil Bolsa Balcao	17,455	119,871
Banco Bradesco SA	83,260	804,714
Banco do Brasil SA	177,600	1,703,666
Banco Santander Brasil SA, UTS	45,500	437,292
Cia de Saneamento de Minas Gerais-COPASA	34,400	449,976
Cosan Ltd. (Class A Stock)	120,972	1,173,428
Cosan SA Industria e Comercio	88,300	1,104,715
JBS SA	122,200	361,395
MRV Engenharia e Participacoes SA	249,800	1,132,613
Sao Martinho SA	35,700	207,715

		7,495,385

Canada — 1.9%
Alimentation Couche-Tard, Inc. (Class B Stock)	187,846	9,801,765
Bank of Nova Scotia (The)	211,045	13,619,706
BCE, Inc.	75,334	3,618,669
Canadian Imperial Bank of Commerce	38,698	3,772,516
Canadian Natural Resources Ltd.	224,299	8,015,522
Canadian Tire Corp. Ltd. (Class A Stock)	34,344	4,478,108
Capital Power Corp.	6,057	118,008
CCL Industries, Inc. (Class B Stock)	93,611	4,325,320
CGI Group, Inc. (Class A Stock)*	88,327	4,799,311
Cogeco Communications, Inc.	26,799	1,843,737
Empire Co. Ltd. (Class A Stock)	24,723	481,676

COMMON STOCKS (continued)	Shares	Value
Canada (continued)
Fortis, Inc.	38,495	$1,412,096
Genworth MI Canada, Inc.(a)	38,509	1,332,650
Gibson Energy, Inc.	8,609	124,512
H&R Real Estate Investment Trust, REIT, UTS	9,903	168,280
Hydro One Ltd., 144A	9,769	174,086
Keyera Corp.	9,365	263,889
Magna International, Inc.	217,380	12,319,929
Mercer International, Inc.	98,477	1,408,221
Metro, Inc.	121,642	3,895,060
National Bank of Canada	124,252	6,199,750
New Flyer Industries, Inc.	3,763	161,656
Norbord, Inc.	3,967	134,285
Open Text Corp.	4,325	153,835
Power Corp. of Canada	12,213	314,507
PrairieSky Royalty Ltd.	4,355	111,075
Pure Industrial Real Estate Trust, REIT	22,293	120,067
Restaurant Brands International, Inc.	11,315	695,646
Royal Bank of Canada	163,846	13,380,105
Shaw Communications, Inc. (Class B Stock)	6,987	159,473
SmartCentres Real Estate Investment Trust, REIT	4,755	116,927
Suncor Energy, Inc.	88,102	3,234,612
Teck Resources Ltd. (Class B Stock)	9,067	237,098
TFI International, Inc.	59,398	1,552,759
TMX Group Ltd.	16,640	932,475
Transcontinental, Inc. (Class A Stock)	80,128	1,583,436
WestJet Airlines Ltd.	10,142	212,683
WSP Global, Inc.	4,713	224,627

		105,498,077

China — 1.0%
Agricultural Bank of China Ltd. (Class H Stock)	2,078,000	965,729
Alibaba Group Holding Ltd., ADR*(a)	37,372	6,444,054
BAIC Motor Corp. Ltd. (Class H Stock), 144A	190,000	246,793
Baidu, Inc., ADR*	10,008	2,343,974
Bank of China Ltd. (Class H Stock)	3,516,000	1,721,913
Bank of Communications Co. Ltd. (Class H Stock)	1,867,000	1,381,866
BYD Electronic International Co. Ltd.	190,000	412,128
China Biologic Products Holdings, Inc.*	8,061	634,965
China Communications Services Corp. Ltd. (Class H Stock)	480,000	321,031
China Construction Bank Corp. (Class H Stock)	2,215,000	2,039,024
China Everbright Bank Co. Ltd. (Class H Stock)	1,028,000	479,180
China Mobile Ltd.	32,500	328,641
China Mobile Ltd., ADR(a)	16,642	841,087
China Petroleum & Chemical Corp. (Class H Stock)	772,000	565,439
China Power International Development Ltd.	2,145,333	562,887
China Southern Airlines Co. Ltd. (Class H Stock)	244,000	251,509
Chinasoft International Ltd.*	540,000	357,915
Chongqing Rural Commercial Bank Co. Ltd. (Class H Stock)	1,512,000	1,064,915

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
China (continued)
CIFI Holdings Group Co. Ltd.	566,000	$340,063
Geely Automobile Holdings Ltd.	270,000	929,988
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	708,000	1,672,318
Hollysys Automation Technologies Ltd.	15,242	339,439
Hua Hong Semiconductor Ltd., 144A	193,000	408,138
Huaneng Renewables Corp. Ltd. (Class H Stock)	476,000	161,145
Industrial & Commercial Bank of China Ltd. (Class H Stock)	4,725,000	3,787,724
Nexteer Automotive Group Ltd.*	1,323,000	3,144,010
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	474,500	4,921,547
Shenzhen Expressway Co. Ltd. (Class H Stock)	554,000	561,472
Shenzhen Investment Ltd.	602,000	249,229
Sichuan Expressway Co. Ltd. (Class H Stock)	338,000	123,150
Springland International Holdings Ltd.	1,022,000	247,941
Tencent Holdings Ltd.	262,000	13,560,584
Tianneng Power International Ltd.	606,000	628,742
Xinjiang Goldwind Science & Technology Co. Ltd. (Class H Stock)(a)	340,600	577,764
Xtep International Holdings Ltd.	448,500	174,841
Yuzhou Properties Co. Ltd.	903,000	481,332
Zhejiang Expressway Co. Ltd. (Class H Stock)	420,000	461,330
Zhongsheng Group Holdings Ltd.	287,000	652,201

		54,386,008

Colombia — 0.0%
Almacenes Exito SA	31,398	174,221
Corp Financiera Colombiana SA	15,246	149,168
Ecopetrol SA	2,202,392	1,630,888
Grupo Aval Acciones y Valores SA, ADR	19,409	164,977

		2,119,254

Czech Republic — 0.0%
Moneta Money Bank A/S, 144A	135,575	524,590

Denmark — 0.9%
Ambu A/S (Class B Stock)	33,525	2,997,521
Coloplast A/S (Class B Stock)	67,026	5,328,604
Danske Bank A/S	238,593	9,286,516
DSV A/S	143,605	11,299,679
GN Store Nord A/S	34,100	1,101,329
Novo Nordisk A/S (Class B Stock)	242,638	13,038,272
OW Bunker A/S^(i)	53,469	—
SimCorp A/S	97,297	5,538,090
TDC A/S	519,617	3,191,854

		51,781,865

Egypt — 0.0%
Commercial International Bank Egypt SAE, GDR	59,377	257,993

Faroe Islands — 0.0%
Bakkafrost P/F	38,634	1,637,159

Finland — 0.1%
Amer Sports OYJ*	37,200	1,029,628
Huhtamaki OYJ	42,959	1,803,185

COMMON STOCKS (continued)	Shares	Value
Finland (continued)
Nokian Renkaat OYJ	29,681	$1,346,632
Outotec OYJ*(a)	149,900	1,276,248

		5,455,693

France — 2.2%
Atos SE	38,000	5,524,814
AXA SA	82,407	2,441,979
BNP Paribas SA	102,413	7,618,340
Bureau Veritas SA	160,276	4,377,562
Capgemini SE	69,947	8,284,631
Cie Generale des Etablissements Michelin	64,360	9,207,011
Credit Agricole SA	116,496	1,923,582
Dassault Systemes SE	37,064	3,935,419
Eiffage SA	37,707	4,126,699
Europcar Groupe SA, 144A	48,454	594,804
Ingenico Group SA	44,721	4,774,203
Interparfums SA	42,465	1,761,718
Ipsen SA	20,973	2,496,228
Korian SA	31,147	1,100,007
Legrand SA	59,653	4,586,045
L’Oreal SA	20,274	4,492,317
LVMH Moet Hennessy Louis Vuitton SE	21,361	6,269,550
Nexity SA*	32,160	1,913,008
Orange SA	643,736	11,156,447
Orpea	20,249	2,384,029
Sartorius Stedim Biotech	28,254	2,041,551
Societe BIC SA	28,358	3,116,421
SPIE SA	38,658	1,005,071
Teleperformance	18,301	2,619,779
Thales SA	15,801	1,700,496
TOTAL SA(a)	206,104	11,376,895
Ubisoft Entertainment SA*	42,780	3,286,853
Valeo SA	92,980	6,926,139
Virbac SA*	4,500	667,280

		121,708,878

Germany — 2.4%
Aareal Bank AG	30,100	1,359,079
alstria office REIT-AG, REIT	84,964	1,313,024
Aurubis AG	32,624	3,028,270
Bayerische Motoren Werke AG	26,504	2,747,984
Bechtle AG	28,400	2,361,556
CANCOM SE	28,007	2,324,317
Daimler AG	142,307	12,033,514
Deutsche Lufthansa AG	186,957	6,865,736
Deutsche Pfandbriefbank AG, 144A	98,300	1,570,308
Deutsche Post AG	143,273	6,810,257
Deutsche Telekom AG	589,439	10,419,153
Fresenius SE & Co. KGaA	83,900	6,525,034
GRENKE AG	16,000	1,516,645
Hannover Rueck SE	22,262	2,793,070
Hella GmbH & Co. KGaA	25,600	1,580,116
Infineon Technologies AG	513,459	13,983,611
Jenoptik AG	77,800	2,562,467
LEG Immobilien AG	33,836	3,862,399
Merck KGaA	71,184	7,640,643
MTU Aero Engines AG	9,200	1,643,988
OSRAM Licht AG	22,591	2,022,869
Rational AG	4,564	2,936,092

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Germany (continued)
Salzgitter AG	27,800	$1,579,197
SAP SE	159,901	17,888,930
Scout24 AG, 144A	45,335	1,847,666
Software AG	40,441	2,268,359
Stroeer SE & Co. KGaA	27,455	2,022,989
Symrise AG	41,382	3,548,039
Talanx AG	27,340	1,114,149
TLG Immobilien AG	73,792	1,956,991
Volkswagen AG	10,185	2,055,419
Zalando SE, 144A*	79,223	4,177,245

		136,359,116

Ghana — 0.0%
Tullow Oil PLC*	726,438	2,022,610

Hong Kong — 0.3%
China High Speed Transmission Equipment Group Co. Ltd.	138,000	238,179
CK Hutchison Holdings Ltd.	214,036	2,681,936
CLP Holdings Ltd.	389,500	3,984,746
I-CABLE Communications Ltd.*	112,368	3,292
Kingboard Chemical Holdings Ltd.	277,000	1,494,175
Man Wah Holdings Ltd.	1,042,800	988,768
Pou Sheng International Holdings Ltd.	1,989,000	286,817
Skyworth Digital Holdings Ltd.	1,802,000	773,526
Tongda Group Holdings Ltd.	1,390,000	354,275
Wheelock & Co. Ltd.	160,000	1,140,519
Xinyi Glass Holdings Ltd.*	942,000	1,224,469
Yue Yuen Industrial Holdings Ltd.	325,000	1,276,065

		14,446,767

Hungary — 0.0%
Magyar Telekom Telecommunications PLC	220,756	390,187
MOL Hungarian Oil & Gas PLC	44,604	517,154
OTP Bank PLC	11,824	488,343

		1,395,684

India — 0.0%
Tata Motors Ltd., ADR*	55,285	1,828,275
Wipro Ltd., ADR(a)	74,008	404,824

		2,233,099

Indonesia — 0.0%
Adaro Energy Tbk PT	1,471,100	201,120
Gudang Garam Tbk PT	28,900	178,499
Telekomunikasi Indonesia Persero Tbk PT, ADR(a)	22,108	712,320

		1,091,939

Ireland — 0.5%
AerCap Holdings NV*	109,611	5,766,635
Dalata Hotel Group PLC*	268,404	2,016,304
Glanbia PLC	57,795	1,032,637
Kerry Group PLC (Class A Stock)	47,240	5,290,679
Kingspan Group PLC	173,705	7,611,385
Origin Enterprises PLC	99,302	760,049
Ryanair Holdings PLC, ADR*	56,808	5,918,826

		28,396,515

Israel — 0.1%
Kornit Digital Ltd.*(a)	34,694	560,308

COMMON STOCKS (continued)	Shares	Value
Israel (continued)
Orbotech Ltd.*	42,520	$2,136,205

		2,696,513

Italy — 0.3%
BPER Banca	138,000	695,195
Buzzi Unicem SpA	49,600	1,338,057
De’ Longhi SpA	127,130	3,849,791
DiaSorin SpA	8,300	736,004
FinecoBank Banca Fineco SpA	205,800	2,102,161
OVS SpA, 144A	128,000	852,278
Recordati SpA	83,259	3,699,979
Unipol Gruppo SpA	456,396	2,137,672
Yoox Net-A-Porter Group SpA*(a)	47,299	1,649,880

		17,061,017

Japan — 3.0%
Aisin Seiki Co. Ltd.	136,800	7,663,891
Bandai Namco Holdings, Inc.	175,400	5,725,007
Coca-Cola Bottlers Japan Holdings, Inc.	92,700	3,382,499
COMSYS Holdings Corp.	127,900	3,708,163
ITOCHU Corp.	567,900	10,586,519
JXTG Holdings, Inc.	1,290,000	8,289,939
Maeda Corp.	288,000	3,964,230
Maeda Road Construction Co. Ltd.	54,000	1,237,263
Marubeni Corp.	1,006,900	7,279,574
Matsumotokiyoshi Holdings Co. Ltd.	97,600	4,009,513
Mitsubishi Corp.	392,700	10,828,222
Mitsubishi Gas Chemical Co., Inc.	174,300	4,991,077
Mitsubishi UFJ Financial Group, Inc.	559,000	4,068,383
Mitsui & Co. Ltd.	617,500	10,017,968
Mitsui Engineering & Shipbuilding Co. Ltd.	137,900	2,061,741
Mizuho Financial Group, Inc.	5,274,800	9,537,312
NHK Spring Co. Ltd.	254,100	2,788,759
Nippo Corp.	38,000	887,760
Nippon Light Metal Holdings Co. Ltd.	665,000	1,889,007
Nippon Telegraph & Telephone Corp.	203,700	9,576,774
Nishimatsu Construction Co. Ltd.	60,000	1,678,647
Nissan Motor Co. Ltd.	689,500	6,864,724
Nisshin Steel Co. Ltd.	161,800	2,649,518
Seiko Epson Corp.	122,000	2,872,054
Seino Holdings Co. Ltd.	143,500	2,276,557
Sekisui House Ltd.	309,900	5,590,183
Sojitz Corp.	1,812,200	5,552,010
Sumitomo Corp.	614,000	10,414,520
Sumitomo Mitsui Financial Group, Inc.	199,500	8,599,351
Tokai Rika Co. Ltd.	72,000	1,510,845
Toyoda Gosei Co. Ltd.	58,100	1,474,101
Yamada Denki Co. Ltd.(a)	741,400	4,083,088
Yokohama Rubber Co. Ltd. (The)	141,000	3,444,111

		169,503,310

Luxembourg — 0.0%
APERAM SA	36,100	1,854,568

Malaysia — 0.0%
Bermaz Auto Bhd	407,820	221,623
Hong Leong Financial Group Bhd	132,000	582,946
MISC Bhd	98,800	180,723
Sunway Bhd	473,689	190,710

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Malaysia (continued)
Top Glove Corp. Bhd	425,600	$840,272

		2,016,274

Mexico — 0.1%
Alpek SAB de CV	244,800	292,204
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	57,000	585,582
Grupo Lala SAB de CV	88,600	124,547
Industrias Bachoco SAB de CV, ADR	17,830	1,021,659
Industrias Bachoco SAB de CV (Class B Stock)	41,700	198,888
Vitro SAB de CV (Class A Stock)	149,700	536,674

		2,759,554

Monaco — 0.0%
Scorpio Tankers, Inc.(a)	143,881	438,837

Netherlands — 1.1%
Aalberts Industries NV	42,722	2,170,516
Amsterdam Commodities NV	27,537	796,664
ASM International NV	10,800	729,348
ASML Holding NV	49,433	8,594,320
ASR Nederland NV	56,052	2,307,477
BE Semiconductor Industries NV	52,268	4,366,177
Fugro NV, CVA*	52,300	814,186
IMCD Group NV	25,200	1,584,627
ING Groep NV	577,461	10,600,269
Koninklijke Ahold Delhaize NV	159,908	3,515,245
Koninklijke Volkerwessels NV	24,927	709,857
NN Group NV	39,695	1,716,945
OCI NV*	49,700	1,253,434
Royal Dutch Shell PLC (Class A Stock)	330,316	11,007,767
Royal Dutch Shell PLC (Class B Stock)	282,715	9,520,134
TomTom NV*	149,300	1,476,433

		61,163,399

New Zealand — 0.1%
Air New Zealand Ltd.	858,748	1,939,010
Z Energy Ltd.	158,838	862,004

		2,801,014

Norway — 0.2%
DNB ASA	313,296	5,799,553
Grieg Seafood ASA	71,000	623,544
Leroy Seafood Group ASA	160,000	855,839
Marine Harvest ASA*	241,188	4,078,654
Nordic American Offshore Ltd.	1,240	1,487
Petroleum Geo-Services ASA*(a)	333,300	678,826
Salmar ASA	41,404	1,243,924

		13,281,827

Philippines — 0.0%
DMCI Holdings, Inc.	638,150	184,244
San Miguel Corp.	36,270	81,083

		265,327

Puerto Rico — 0.0%
First BanCorp.*	111,162	566,926

COMMON STOCKS (continued)	Shares	Value
Puerto Rico (continued)
Triple-S Management Corp. (Class B Stock)*	9,055	$225,017

		791,943

Russia — 0.0%
LUKOIL PJSC, ADR(a)	9,313	532,890
Magnitogorsk Iron & Steel Works PJSC, GDR	11,995	116,831
MegaFon PJSC, GDR	18,924	175,047
MMC Norilsk Nickel PJSC, ADR(a)	10,925	204,735
RusHydro PJSC, ADR	159,989	191,987
Severstal PJSC, GDR	9,403	144,618
United Co. RUSAL PLC	455,000	318,381
X5 Retail Group NV, GDR*	25,629	968,007

		2,652,496

Singapore — 0.0%
Accordia Golf Trust, UTS	121,900	62,386
Wing Tai Holdings Ltd.	174,300	296,944

		359,330

South Africa — 0.1%
AVI Ltd.	79,855	711,812
Barclays Africa Group Ltd.	89,140	1,305,851
Clicks Group Ltd.	57,038	833,337
Fortress REIT Ltd. (Class A Stock), REIT	141,460	211,725
Investec Ltd.	36,297	263,649
Liberty Holdings Ltd.	108,183	1,084,226
Naspers Ltd. (Class N Stock)	2,794	774,087
Raubex Group Ltd.	96,887	155,801
Redefine Properties Ltd., REIT	178,601	154,472
SPAR Group Ltd. (The)	35,309	580,408
Super Group Ltd.*	95,631	318,127
Tiger Brands Ltd.	19,329	717,618
Tsogo Sun Holdings Ltd.	86,584	170,426

		7,281,539

South Korea — 0.5%
Daelim Industrial Co. Ltd.	9,379	721,916
Doosan Heavy Industries & Construction Co. Ltd.	6,724	96,376
GS Holdings Corp.	12,015	697,665
Hana Financial Group, Inc.	26,747	1,243,239
Hanil Cement Co. Ltd.	2,251	300,808
Hanwha General Insurance Co. Ltd.	20,743	157,679
KB Financial Group, Inc.	10,040	594,198
Kia Motors Corp.	37,909	1,185,045
Korea Electric Power Corp.	28,472	1,012,077
Korea Electric Power Corp., ADR*	67,187	1,189,882
Korea Petrochemical Ind Co. Ltd.	2,535	624,003
LG Chem Ltd.	1,847	698,416
Lotte Chemical Corp.	878	301,480
LS Corp.	6,438	435,633
S&T Motiv Co. Ltd.	3,897	170,415
Samsung Electronics Co. Ltd.	4,903	11,649,093
Samsung Electronics Co. Ltd., GDR	782	936,836
SK Telecom Co. Ltd.	9,531	2,376,259
S-Oil Corp.	3,607	393,972

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
South Korea (continued)
Woori Bank	49,581	$728,860

		25,513,852

Spain — 0.6%
Aena SME SA, 144A	35,356	7,155,305
Amadeus IT Group SA	114,781	8,259,904
Cia de Distribucion Integral Logista Holdings SA	39,754	914,601
CIE Automotive SA	56,688	1,642,938
Iberdrola SA	497,683	3,852,701
Indra Sistemas SA*	65,600	896,993
Industria de Diseno Textil SA	120,324	4,183,868
Mapfre SA	506,742	1,625,452
Melia Hotels International SA	108,064	1,486,930
Merlin Properties Socimi SA, REIT	79,400	1,075,397
Repsol SA(a)	237,190	4,187,919
Unicaja Banco SA, 144A*	781,377	1,230,216

		36,512,224

Sweden — 1.6%
AAK AB	14,700	1,258,918
Assa Abloy AB (Class B Stock)	316,105	6,553,319
Atlas Copco AB (Class A Stock)	206,523	8,912,723
Bilia AB (Class A Stock)	67,956	662,077
BioGaia AB (Class B Stock)	38,196	1,517,117
Boliden AB	326,247	11,156,905
Castellum AB	143,045	2,412,477
Elekta AB (Class B Stock)	223,979	1,849,475
Essity AB (Class B Stock)*	339,129	9,637,338
Hexagon AB (Class B Stock)	139,336	6,989,663
Hexpol AB	264,116	2,677,774
Indutrade AB	56,300	1,534,262
NetEnt AB*	151,172	1,041,014
Nordea Bank AB	307,570	3,724,046
Peab AB	35,646	306,689
Scandi Standard AB	127,300	985,281
Skandinaviska Enskilda Banken AB (Class A Stock)	443,789	5,211,144
Skanska AB (Class B Stock)	108,277	2,243,578
Svenska Cellulosa AB SCA (Class B Stock)	339,129	3,493,139
Swedbank AB (Class A Stock)	298,238	7,194,932
Tobii AB*(a)	203,500	878,564
Trelleborg AB (Class B Stock)	236,083	5,463,537
Vitrolife AB	32,199	2,447,551
Wallenstam AB (Class B Stock)	195,800	1,884,280

		90,035,803

Switzerland — 1.5%
Bucher Industries AG	4,140	1,680,627
Chocoladefabriken Lindt & Spruengli AG	434	2,649,305
Cie Financiere Richemont SA	99,013	8,967,397
Galenica AG, 144A*	14,299	733,964
Georg Fischer AG	2,592	3,421,872
Interroll Holding AG	1,725	2,554,740
Julius Baer Group Ltd.*	45,450	2,779,361
Lonza Group AG*	45,217	12,195,309
Nestle SA	28,188	2,423,499
Novartis AG	116,155	9,774,735
OC Oerlikon Corp. AG*	111,100	1,875,325

COMMON STOCKS (continued)	Shares	Value
Switzerland (continued)
Partners Group Holding AG(a)	8,821	$6,044,090
Roche Holding AG	22,303	5,639,433
Sunrise Communications Group AG, 144A*	13,900	1,268,501
Swiss Life Holding AG*	21,879	7,733,660
Swiss Re AG	124,828	11,674,009
u-blox Holding AG*	3,520	691,836
VAT Group AG, 144A*	16,240	2,401,695

		84,509,358

Taiwan — 0.3%
Accton Technology Corp.	169,000	598,986
AmTRAN Technology Co. Ltd.	249,000	136,673
Chicony Power Technology Co. Ltd.	160,800	333,955
China Motor Corp.	297,000	259,155
First Financial Holding Co. Ltd.	954,920	626,425
Formosa Chemicals & Fibre Corp.	272,000	938,402
Hon Hai Precision Industry Co. Ltd., GDR	36,817	233,052
Inventec Corp.	198,000	157,576
King Yuan Electronics Co. Ltd.	415,000	420,415
Lite-On Technology Corp.	582,836	792,787
Mitac Holdings Corp.	499,896	598,459
Nanya Technology Corp.	570,000	1,450,879
Pegatron Corp.	728,000	1,754,051
Powertech Technology, Inc.	153,000	450,593
Sinbon Electronics Co. Ltd.	126,307	365,550
St. Shine Optical Co. Ltd.	14,000	456,842
Taiwan Cooperative Financial Holding Co. Ltd.	803,400	447,721
Taiwan Semiconductor Manufacturing Co. Ltd.	619,000	4,739,729
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,683	185,681
Tong Yang Industry Co. Ltd.	76,000	146,663
Tripod Technology Corp.	99,000	308,519
United Microelectronics Corp.	962,000	456,801
Wistron Corp.	902,060	722,913

		16,581,827

Thailand — 0.1%
Airports of Thailand PCL	754,900	1,571,939
GFPT PCL	148,400	64,052
PTT Global Chemical PCL	204,700	527,909
PTT PCL	87,100	1,173,780
Siam Cement PCL (The)	33,700	506,094
Thai Union Group PCL (Class F Stock)	71,300	43,534
Thanachart Capital PCL	313,100	539,990
Tisco Financial Group PCL	165,000	447,488

		4,874,786

Turkey — 0.1%
Akbank Turk A/S	293,890	762,703
Arcelik A/S	67,816	384,518
BIM Birlesik Magazalar A/S	25,203	518,293
Petkim Petrokimya Holding A/S	182,382	373,685
Tofas Turk Otomobil Fabrikasi A/S	68,934	599,915
Trakya Cam Sanayii A/S	255,853	311,856

		2,950,970

United Kingdom — 3.7%
3i Group PLC	426,312	5,248,365

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United Kingdom (continued)
accesso Technology Group PLC*	56,897	$1,508,218
Anglo American PLC	336,942	7,008,034
Ashmore Group PLC	152,000	828,273
ASOS PLC*	52,920	4,774,234
Auto Trader Group PLC, 144A	574,300	2,729,734
Bellway PLC	66,885	3,206,441
Benchmark Holdings PLC*(a)	530,772	398,421
Berkeley Group Holdings PLC	97,241	5,500,508
Bovis Homes Group PLC	88,250	1,393,288
BP PLC	2,403,815	16,863,415
British American Tobacco PLC	141,094	9,537,763
British American Tobacco PLC, ADR(a)	118,682	7,950,507
Bunzl PLC	65,458	1,828,904
Cineworld Group PLC	16,016	129,604
Close Brothers Group PLC	10,088	197,100
Compass Group PLC	318,650	6,870,784
DCC PLC	62,665	6,306,414
Genus PLC	81,400	2,783,137
GlaxoSmithKline PLC	591,580	10,476,381
Halma PLC	85,107	1,446,063
Howden Joinery Group PLC	541,401	3,408,035
HSBC Holdings PLC, (QMTF)	659,666	6,813,064
IMI PLC	46,000	826,424
Indivior PLC*	378,234	2,077,079
Intermediate Capital Group PLC	117,245	1,810,360
Interserve PLC*(a)	44,275	56,845
J Sainsbury PLC	217,059	706,814
JD Sports Fashion PLC	243,576	1,103,602
Legal & General Group PLC	1,219,860	4,491,004
Lloyds Banking Group PLC	3,973,106	3,643,262
Melrose Industries PLC	390,100	1,116,024
Micro Focus International PLC, ADR*	39,267	1,318,997
Oxford Instruments PLC	97,594	1,119,340
Paragon Banking Group PLC	154,299	1,020,692
Persimmon PLC	230,420	8,512,687
Prudential PLC	486,025	12,447,228
Reckitt Benckiser Group PLC	124,421	11,607,643
Rightmove PLC	40,620	2,465,048
Rotork PLC	1,015,358	3,644,884
RPC Group PLC	110,175	1,308,679
RSA Insurance Group PLC	158,571	1,351,649
Senior PLC	681,100	2,395,378
Smiths Group PLC	142,915	2,868,225
Spectris PLC	41,514	1,389,727
Spirax-Sarco Engineering PLC	47,762	3,611,024
St. James’s Place PLC	317,256	5,241,103
SuperGroup PLC	33,471	892,781
Tate & Lyle PLC	415,586	3,939,113
TP ICAP PLC	137,800	987,845
Unilever NV, CVA	111,225	6,262,283
Vesuvius PLC	175,700	1,379,420
Whitbread PLC	47,124	2,542,069
WPP PLC	363,778	6,571,904

		205,915,820

United States — 39.3%
2U, Inc.*(a)	10,410	671,549
A10 Networks, Inc.*	83,380	643,694
AAR Corp.	31,557	1,239,875

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Abbott Laboratories	85,748	$4,893,638
AbbVie, Inc.	122,824	11,878,309
Accenture PLC (Class A Stock)	7,344	1,124,293
ACCO Brands Corp.*	80,000	975,999
Activision Blizzard, Inc.	34,927	2,211,578
Aerovironment, Inc.*	8,332	467,925
Aetna, Inc.	40,428	7,292,807
Agilent Technologies, Inc.	15,269	1,022,565
AGNC Investment Corp., REIT	175,380	3,540,922
Air Lease Corp.	32,118	1,544,555
Air Products & Chemicals, Inc.	13,189	2,164,051
Air Transport Services Group, Inc.*(a)	47,119	1,090,334
Aircastle Ltd.	66,662	1,559,224
Alarm.com Holdings, Inc.*(a)	12,481	471,158
Alaska Air Group, Inc.	33,193	2,440,017
Albemarle Corp.(a)	58,355	7,463,021
Align Technology, Inc.*	8,333	1,851,509
Allegheny Technologies, Inc.*(a)	25,950	626,433
Allergan PLC	21,967	3,593,362
Allscripts Healthcare Solutions, Inc.*	46,255	673,010
Allstate Corp. (The)	110,224	11,541,555
Ally Financial, Inc.	135,596	3,953,979
Alon USA Partners LP, MLP	83,540	1,427,699
Alphabet, Inc. (Class A Stock)*	25,693	27,065,006
Alphabet, Inc. (Class C Stock)*	15,616	16,340,582
Altria Group, Inc.	60,681	4,333,230
Amazon.com, Inc.*	32,672	38,208,924
Amdocs Ltd.	44,899	2,939,987
Ameren Corp.	165,480	9,761,665
American Eagle Outfitters, Inc.(a)	32,515	611,281
American Electric Power Co., Inc.	60,307	4,436,786
American Outdoor Brands Corp.*(a)	3,878	49,794
American Railcar Industries, Inc.(a)	43,322	1,803,928
American Vanguard Corp.	32,074	630,254
Ameriprise Financial, Inc.	10,097	1,711,139
AmerisourceBergen Corp.(a)	70,622	6,484,512
AMETEK, Inc.	23,240	1,684,203
Amgen, Inc.	114,990	19,996,761
Amicus Therapeutics, Inc.*(a)	23,764	341,964
Amkor Technology, Inc.*	98,670	991,634
AmTrust Financial Services, Inc.(a)	31,598	318,192
Andeavor	29,584	3,382,635
ANI Pharmaceuticals, Inc.*(a)	11,145	718,295
Annaly Capital Management, Inc., REIT	199,350	2,370,272
Anthem, Inc.	76,596	17,234,866
Apollo Investment Corp.	20,061	113,545
Apple, Inc.	525,824	88,985,196
Applied Materials, Inc.	540,753	27,643,293
Archer-Daniels-Midland Co.	197,375	7,910,789
Arista Networks, Inc.*(a)	7,173	1,689,815
ARMOUR Residential REIT, Inc., REIT(a)	38,623	993,384
Arrow Electronics, Inc.*	86,569	6,961,013
Arrowhead Pharmaceuticals, Inc.*	272,335	1,002,193
Ashland Global Holdings, Inc.	12,251	872,271
Aspen Technology, Inc.*	5,235	346,557
AT&T, Inc.	641,341	24,935,338
Automatic Data Processing, Inc.	9,493	1,112,485
Avery Dennison Corp.	24,170	2,776,166
Bancorp, Inc. (The)*	116,450	1,150,526

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Bank of America Corp.	1,405,863	$41,501,076
Bank of New York Mellon Corp. (The)	307,690	16,572,183
Barrett Business Services, Inc.	13,810	890,607
Baxter International, Inc.	162,589	10,509,753
Becton, Dickinson & Co.	21,281	4,555,411
Berkshire Hathaway, Inc. (Class B Stock)*	26,329	5,218,934
Best Buy Co., Inc.	242,645	16,613,903
Big 5 Sporting Goods Corp.(a)	75,000	570,000
Big Lots, Inc.(a)	70,993	3,986,257
Biogen, Inc.*	13,055	4,158,931
BioMarin Pharmaceutical, Inc.*	82,830	7,385,951
BioSpecifics Technologies Corp.*	6,265	271,462
BioTelemetry, Inc.*(a)	40,135	1,200,037
BlackRock, Inc.	23,555	12,100,439
Blackstone Mortgage Trust, Inc. (Class A Stock), REIT(a)	11,631	374,286
Blucora, Inc.*	2,687	59,383
Blue Bird Corp.*	25,855	514,515
Bluebird Bio, Inc.*	1,426	253,971
Blueprint Medicines Corp.*	2,809	211,827
Boeing Co. (The)	20,207	5,959,246
Boingo Wireless, Inc.*	48,980	1,102,050
Booz Allen Hamilton Holding Corp.	59,436	2,266,295
Boston Scientific Corp.*	120,649	2,990,889
Box, Inc. (Class A Stock)*	30,160	636,979
Brady Corp. (Class A Stock)	2,944	111,578
Briggs & Stratton Corp.	4,616	117,108
Bright Horizons Family Solutions, Inc.*	11,518	1,082,692
Bristol-Myers Squibb Co.	86,124	5,277,679
Brixmor Property Group, Inc., REIT	67,193	1,253,821
Broadcom Ltd.	40,910	10,509,779
Broadridge Financial Solutions, Inc.	110,510	10,009,996
Brooks Automation, Inc.	22,290	531,617
Bunge Ltd.	23,727	1,591,607
Cabot Corp.	2,055	126,567
Cabot Microelectronics Corp.	16,580	1,559,846
Cadence Design Systems, Inc.*	42,727	1,786,843
Callaway Golf Co.	41,719	581,146
Callon Petroleum Co.*(a)	74,370	903,596
Cal-Maine Foods, Inc.*(a)	5,879	261,322
Camping World Holdings, Inc. (Class A Stock)(a)	12,580	562,703
Cantel Medical Corp.	4,692	482,666
Capital One Financial Corp.	41,526	4,135,159
Carbonite, Inc.*	31,365	787,262
Cardinal Health, Inc.	77,202	4,730,167
Carlyle Group LP (The), MLP	44,190	1,011,951
Carnival Corp.	39,565	2,625,929
Catalent, Inc.*	57,195	2,349,571
Caterpillar, Inc.	85,280	13,438,422
CDW Corp.	123,089	8,553,455
Centene Corp.*	40,715	4,107,329
CenterPoint Energy, Inc.	386,836	10,970,669
CenterState Bank Corp.	2,079	53,493
Central Garden & Pet Co.*(a)	24,335	947,118
Central Garden & Pet Co. (Class A Stock)*	20,285	764,947
Charles River Laboratories International, Inc.*	11,935	1,306,286
Charles Schwab Corp. (The)	13,969	717,588

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Charter Financial Corp.	8,300	$145,582
Chatham Lodging Trust, REIT(a)	36,735	836,089
Chegg, Inc.*(a)	57,061	931,236
Chemours Co. (The)	19,471	974,718
Chevron Corp.	253,510	31,736,917
Children’s Place, Inc. (The)(a)	4,557	662,360
Chimera Investment Corp., REIT	78,372	1,448,315
Churchill Downs, Inc.	7,886	1,835,072
Cigna Corp.	61,500	12,490,035
Cirrus Logic, Inc.*	136,143	7,060,376
Cisco Systems, Inc.	589,357	22,572,373
Citigroup, Inc.	73,555	5,473,228
Citizens Financial Group, Inc.	86,889	3,647,600
Clarus Corp.*	42,615	334,528
Clovis Oncology, Inc.*	3,846	261,528
Coca-Cola Co. (The)	13,341	612,085
Coherent, Inc.*	28,738	8,110,438
Columbus McKinnon Corp.	16,066	642,319
Comcast Corp. (Class A Stock)	821,289	32,892,624
Conduent, Inc.*	31,150	503,384
ConocoPhillips	112,250	6,161,403
Constellation Brands, Inc. (Class A Stock)	7,493	1,712,675
Continental Resources, Inc.*	95,878	5,078,658
Control4 Corp.*	17,762	528,597
Cooper Cos., Inc. (The)	8,745	1,905,361
CoreCivic, Inc., REIT	9,235	207,788
Corning, Inc.	128,883	4,122,967
CoStar Group, Inc.*	3,990	1,184,831
Costco Wholesale Corp.	45,070	8,388,428
Credit Acceptance Corp.*(a)	1,125	363,915
Cummins, Inc.	9,854	1,740,611
CVR Energy, Inc.(a)	10,509	391,355
CVS Health Corp.	50,978	3,695,905
CYS Investments, Inc., REIT	364,715	2,928,661
Dana, Inc.	70,081	2,243,293
Danaher Corp.	71,149	6,604,050
Darden Restaurants, Inc.	21,452	2,059,821
Daseke, Inc.*(a)	51,296	733,020
Dave & Buster’s Entertainment, Inc.*(a)	23,673	1,306,039
Delta Air Lines, Inc.	185,770	10,403,120
Deluxe Corp.(a)	54,938	4,221,436
Denbury Resources, Inc.*(a)	644,621	1,424,612
DENTSPLY SIRONA, Inc.	26,443	1,740,743
Dick’s Sporting Goods, Inc.(a)	111,220	3,196,463
Digital Realty Trust, Inc., REIT	62,218	7,086,663
Dillard’s, Inc. (Class A Stock)(a)	47,038	2,824,632
Domtar Corp.(a)	28,960	1,434,099
Donegal Group, Inc. (Class A Stock)	36,680	634,564
DowDuPont, Inc.	371,226	26,438,717
DST Systems, Inc.	13,520	839,186
DTE Energy Co.	83,097	9,095,798
Duke Energy Corp.	93,029	7,824,669
DXC Technology Co.	112,069	10,635,348
E*TRADE Financial Corp.*	26,407	1,308,995
Eagle Materials, Inc.	32,815	3,717,940
Echo Global Logistics, Inc.*(a)	26,770	749,560
Edison International	103,114	6,520,929
Eldorado Resorts, Inc.*(a)	27,746	919,780
Electronic Arts, Inc.*	16,485	1,731,914

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Eli Lilly & Co.	155,433	$13,127,871
EMC Insurance Group, Inc.	5,310	152,344
Emergent BioSolutions, Inc.*	30,370	1,411,294
Entegris, Inc.	53,258	1,621,706
Enterprise Financial Services Corp.	6,665	300,925
EOG Resources, Inc.	52,880	5,706,281
EPAM Systems, Inc.*	6,465	694,535
ePlus, Inc.*	2,705	203,416
Equinix, Inc., REIT	12,060	5,465,833
Equity LifeStyle Properties, Inc., REIT	4,607	410,115
ESCO Technologies, Inc.	2,607	157,072
Essent Group Ltd.*	44,832	1,946,605
Estee Lauder Cos., Inc. (The) (Class A Stock)	89,116	11,339,120
Everest Re Group Ltd.	44,849	9,923,290
Exelon Corp.	59,180	2,332,284
Express Scripts Holding Co.*	57,057	4,258,734
Extended Stay America, Inc., UTS	56,200	1,067,800
Extreme Networks, Inc.*	53,500	669,820
Exxon Mobil Corp.	249,150	20,838,906
Facebook, Inc. (Class A Stock)*	218,065	38,479,750
Fair Isaac Corp.	7,448	1,141,034
FibroGen, Inc.*	6,991	331,373
Fifth Third Bancorp	224,599	6,814,334
First Data Corp. (Class A Stock)*	51,740	864,575
First Merchants Corp.	19,385	815,333
Fiserv, Inc.*	62,150	8,149,730
Five9, Inc.*	33,929	844,154
FleetCor Technologies, Inc.*	23,009	4,427,622
Flexion Therapeutics, Inc.*(a)	35,204	881,508
FormFactor, Inc.*	33,573	525,417
Fortive Corp.	123,830	8,959,101
Forward Air Corp.	13,493	775,038
Fresh Del Monte Produce, Inc.	9,550	455,249
GameStop Corp. (Class A Stock)(a)	19,930	357,744
Gaming and Leisure Properties, Inc., REIT	14,658	542,346
GATX Corp.(a)	8,307	516,363
General Electric Co.	407,632	7,113,178
General Motors Co.	54,587	2,237,521
Genomic Health, Inc.*	30,130	1,030,446
Getty Realty Corp., REIT	63,675	1,729,413
G-III Apparel Group Ltd.*	16,659	614,551
Gilead Sciences, Inc.	148,413	10,632,307
Gladstone Commercial Corp., REIT	59,925	1,262,021
Golden Entertainment, Inc.*	29,760	971,664
Goldman Sachs Group, Inc. (The)	73,962	18,842,559
Granite Construction, Inc.(a)	18,507	1,173,899
Greenbrier Cos., Inc. (The)(a)	11,698	623,503
Greif, Inc. (Class A Stock)	14,385	871,443
Groupon, Inc.*(a)	166,748	850,415
GTT Communications, Inc.*(a)	26,498	1,244,081
H&R Block, Inc.(a)	53,953	1,414,648
Halozyme Therapeutics, Inc.*(a)	13,764	278,859
Halyard Health, Inc.*(a)	22,535	1,040,666
Hanover Insurance Group, Inc. (The)	39,277	4,245,058
Hawaiian Holdings, Inc.(a)	87,027	3,468,026
Heidrick & Struggles International, Inc.	40,985	1,006,182
Heritage Financial Corp.	4,307	132,656
Herman Miller, Inc.	34,165	1,368,308

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Heska Corp.*	10,219	$819,666
Hess Midstream Partners LP, MLP	20,675	409,572
Hewlett Packard Enterprise Co.	285,940	4,106,098
Hexcel Corp.	119,555	7,394,477
Hill-Rom Holdings, Inc.	26,605	2,242,535
Home Depot, Inc. (The)	35,102	6,652,882
Hortonworks, Inc.*	49,188	989,171
Hospitality Properties Trust, REIT	3,222	96,177
HP, Inc.	419,163	8,806,615
Hubbell, Inc.	4,958	671,016
Huntington Ingalls Industries, Inc.	26,385	6,218,945
Huntsman Corp.	152,120	5,064,075
Hyatt Hotels Corp. (Class A Stock)*	14,665	1,078,464
ICF International, Inc.*	29,555	1,551,638
Ichor Holdings Ltd.*	17,319	426,047
Iconix Brand Group, Inc.*(a)	81,725	105,425
II-VI, Inc.*	11,696	549,127
IMAX Corp.*(a)	36,492	844,790
Imperva, Inc.*	22,435	890,670
Impinj, Inc.*(a)	12,395	279,259
Independence Realty Trust, Inc., REIT	115,000	1,160,350
InfraREIT, Inc., REIT	40,585	754,069
Ingersoll-Rand PLC	6,034	538,172
Ingredion, Inc.	57,855	8,088,129
Innoviva, Inc.*(a)	49,350	700,277
Inogen, Inc.*	4,644	553,008
Installed Building Products, Inc.*	8,540	648,613
Instructure, Inc.*	19,345	640,320
Insulet Corp.*	9,843	679,167
Integer Holdings Corp.*	4,150	187,995
Integrated Device Technology, Inc.*	32,765	974,103
Intel Corp.	487,093	22,484,213
International Business Machines Corp.	12,468	1,912,841
International Game Technology PLC	165,732	4,393,555
Interpublic Group of Cos., Inc. (The)	25,501	514,100
Intuit, Inc.	13,669	2,156,695
Intuitive Surgical, Inc.*	23,857	8,706,374
Invesco Mortgage Capital, Inc., REIT	19,295	344,030
IPG Photonics Corp.*	4,965	1,063,155
Itron, Inc.*	28,012	1,910,418
Jabil, Inc.	48,191	1,265,014
Jack in the Box, Inc.	9,414	923,608
John Bean Technologies Corp.(a)	7,953	881,192
Johnson & Johnson	383,831	53,628,867
JPMorgan Chase & Co.	515,355	55,112,064
Juniper Networks, Inc.	23,467	668,810
Kaiser Aluminum Corp.	3,038	324,610
Kansas City Southern	102,733	10,809,566
KAR Auction Services, Inc.	42,228	2,132,936
Kearny Financial Corp.	8,561	123,706
Kelly Services, Inc. (Class A Stock)	5,205	141,940
Kennametal, Inc.	19,000	919,790
KLA-Tencor Corp.	25,812	2,712,067
KMG Chemicals, Inc.	2,068	136,653
Korn/Ferry International	34,740	1,437,541
Kraft Heinz Co. (The)	26,521	2,062,273
Kroger Co. (The)	121,121	3,324,771
Laboratory Corp. of America Holdings*	12,946	2,065,016
Lam Research Corp.	81,817	15,060,055

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Lamar Advertising Co. (Class A Stock), REIT(a)	9,300	$690,432
Lamb Weston Holdings, Inc.	12,715	717,762
Las Vegas Sands Corp.	12,559	872,725
Lear Corp.	28,413	5,019,441
LeMaitre Vascular, Inc.(a)	17,110	544,782
Lennar Corp. (Class B Stock)	9,740	503,363
LHC Group, Inc.*	3,900	238,875
Lincoln National Corp.	139,844	10,749,808
LivaNova PLC*	6,120	489,110
LivePerson, Inc.*	60,806	699,269
Louisiana-Pacific Corp.*	30,816	809,228
Lumentum Holdings, Inc.*(a)	15,530	759,417
Lydall, Inc.*	17,085	867,064
LyondellBasell Industries NV (Class A Stock)	103,135	11,377,853
M/I Homes, Inc.*	38,885	1,337,644
Macy’s, Inc.(a)	108,924	2,743,796
Mallinckrodt PLC*	13,643	307,786
ManTech International Corp. (Class A Stock)	22,800	1,144,332
Marathon Petroleum Corp.	56,236	3,710,451
MarketAxess Holdings, Inc.(a)	27,745	5,597,554
Marriott International, Inc. (Class A Stock)	11,441	1,552,887
Marriott Vacations Worldwide Corp.(a)	43,846	5,928,418
Masimo Corp.*	13,780	1,168,544
MasTec, Inc.*	9,775	478,486
MCBC Holdings, Inc.*	42,715	949,127
McDonald’s Corp.	40,303	6,936,952
McKesson Corp.	43,875	6,842,306
MDC Partners, Inc. (Class A Stock)*	68,435	667,241
Medtronic PLC	146,046	11,793,215
Merck & Co., Inc.	150,114	8,446,915
Merit Medical Systems, Inc.*	12,496	539,827
MFA Financial, Inc., REIT	95,115	753,311
MGM Resorts International	240,570	8,032,632
MGP Ingredients, Inc.	2,531	194,583
Micron Technology, Inc.*	342,402	14,079,570
Microsoft Corp.	707,737	60,539,823
MKS Instruments, Inc.	16,088	1,520,316
Model N, Inc.*	44,820	705,915
Modine Manufacturing Co.*	24,792	500,798
Mondelez International, Inc. (Class A Stock)	219,870	9,410,436
Monmouth Real Estate Investment Corp., REIT	3,675	65,415
Morgan Stanley	114,229	5,993,596
Motorola Solutions, Inc.	87,510	7,905,653
Movado Group, Inc.	32,140	1,034,908
MSA Safety, Inc.	12,300	953,496
MTGE Investment Corp., REIT	9,529	176,287
Myriad Genetics, Inc.*(a)	28,480	978,146
Nanometrics, Inc.*	4,739	118,096
Nektar Therapeutics*	7,904	472,027
NetApp, Inc.	54,488	3,014,276
Netflix, Inc.*	5,800	1,113,368
Nevro Corp.*(a)	88,525	6,111,766
New Residential Investment Corp., REIT	214,666	3,838,228
New Senior Investment Group, Inc., REIT	18,029	136,299
New York Mortgage Trust, Inc., REIT(a)	29,048	179,226
Newell Brands, Inc.	23,451	724,636

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Newmont Mining Corp.	60,666	$2,276,188
NextEra Energy, Inc.	23,827	3,721,539
NiSource, Inc.	65,578	1,683,387
NN, Inc.	23,286	642,694
Nordstrom, Inc.(a)	129,640	6,142,343
Norfolk Southern Corp.	54,803	7,940,955
Northrop Grumman Corp.	61,638	18,917,319
Novanta, Inc.*	15,985	799,250
Novocure Ltd.*	39,490	797,697
Nucor Corp.	12,317	783,115
Nutrisystem, Inc.(a)	15,291	804,307
NVIDIA Corp.	26,654	5,157,549
Oasis Petroleum, Inc.*	87,294	734,143
Occidental Petroleum Corp.	54,276	3,997,970
Old Line Bancshares, Inc.	16,975	499,744
Omega Healthcare Investors, Inc., REIT(a)	70,853	1,951,292
Omnicell, Inc.*	50,747	2,461,230
Oracle Corp.	300,429	14,204,283
ORBCOMM, Inc.*	105,043	1,069,338
Oritani Financial Corp.(a)	7,115	116,686
Ormat Technologies, Inc.	15,223	973,663
Owens & Minor, Inc.(a)	34,650	654,192
Owens Corning	101,238	9,307,822
Owens-Illinois, Inc.*	48,720	1,080,122
Pacific Premier Bancorp, Inc.*	28,310	1,132,400
Packaging Corp. of America	18,977	2,287,677
Park-Ohio Holdings Corp.	21,280	977,816
Patrick Industries, Inc.*	13,024	904,482
PBF Energy, Inc. (Class A Stock)(a)	21,305	755,262
Peapack Gladstone Financial Corp.	28,215	988,089
PennyMac Mortgage Investment Trust, REIT	14,992	240,921
Penumbra, Inc.*(a)	6,611	622,095
People’s United Financial, Inc.	54,319	1,015,765
PepsiCo, Inc.	34,949	4,191,084
Performance Food Group Co.*	17,044	564,156
PetMed Express, Inc.(a)	12,048	548,184
Pfizer, Inc.	458,680	16,613,390
PG&E Corp.	119,395	5,352,478
Phibro Animal Health Corp. (Class A Stock)	28,445	952,908
Philip Morris International, Inc.	118,186	12,486,351
Piedmont Office Realty Trust, Inc. (Class A Stock), REIT	47,435	930,200
Pinnacle Foods, Inc.	140,365	8,347,507
Pinnacle West Capital Corp.	72,208	6,150,677
Pioneer Natural Resources Co.	8,032	1,388,331
Planet Fitness, Inc. (Class A Stock)*(a)	15,298	529,770
Plexus Corp.*	14,389	873,700
Plug Power, Inc.*(a)	258,300	609,588
PNC Financial Services Group, Inc. (The)	107,408	15,497,900
Portland General Electric Co.	69,507	3,168,129
Portola Pharmaceuticals, Inc.*	4,989	242,865
PPL Corp.	59,717	1,848,241
PRA Health Sciences, Inc.*	27,368	2,492,404
Praxair, Inc.	10,694	1,654,148
Prestige Brands Holdings, Inc.*	6,537	290,308
Principal Financial Group, Inc.	127,655	9,007,337
Procter & Gamble Co. (The)	65,429	6,011,617
Progress Software Corp.	29,525	1,256,879

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Progressive Corp. (The)	63,557	$3,579,530
Prologis, Inc., REIT	126,270	8,145,678
ProPetro Holding Corp.*(a)	49,603	999,996
Public Service Enterprise Group, Inc.	154,400	7,951,600
Puma Biotechnology, Inc.*	3,050	301,493
QEP Resources, Inc.*	79,521	761,016
QTS Realty Trust, Inc. (Class A Stock), REIT(a)	22,075	1,195,582
QUALCOMM, Inc.	216,872	13,884,145
Quest Diagnostics, Inc.(a)	64,700	6,372,303
Quotient Technology, Inc.*	61,709	725,081
Ramco-Gershenson Properties Trust, REIT	12,133	178,719
Rapid7, Inc.*	28,683	535,225
RBC Bearings, Inc.*	1,870	236,368
RealPage, Inc.*	19,651	870,539
Regeneron Pharmaceuticals, Inc.*	18,145	6,821,794
Regions Financial Corp.	212,404	3,670,341
Regis Corp.*	6,521	100,163
Reliance Steel & Aluminum Co.	2,019	173,210
Repligen Corp.*(a)	19,860	720,521
Republic Services, Inc.	15,735	1,063,843
Retail Properties of America, Inc. (Class A Stock), REIT	40,911	549,844
Revance Therapeutics, Inc.*	7,685	274,739
RLJ Lodging Trust, REIT	26,252	576,756
Royal Caribbean Cruises Ltd.	77,036	9,188,854
RTI Surgical, Inc.*	230,435	944,784
Rudolph Technologies, Inc.*	4,789	114,457
Rush Enterprises, Inc. (Class B Stock)*	10,960	528,382
S&P Global, Inc.	10,072	1,706,197
Sage Therapeutics, Inc.*	2,908	478,977
Saia, Inc.*	9,060	640,995
salesforce.com, Inc.*	91,030	9,305,997
Sanderson Farms, Inc.(a)	2,325	322,664
Sanmina Corp.*	27,756	915,948
Sarepta Therapeutics, Inc.*(a)	4,191	233,187
SCANA Corp.	24,224	963,631
Schlumberger Ltd.	62,734	4,227,644
Schweitzer-Mauduit International, Inc.	4,346	197,135
Sherwin-Williams Co. (The)	4,478	1,836,159
Shire PLC	107,461	5,568,738
Shore Bancshares, Inc.	9,415	157,231
SkyWest, Inc.	105,740	5,614,794
Southwest Airlines Co.	8,300	543,235
Southwest Gas Holdings, Inc.	1,929	155,246
SpartanNash Co.	69,003	1,841,000
Spirit Realty Capital, Inc., REIT	437,243	3,751,545
STAG Industrial, Inc., REIT	36,160	988,253
Stanley Black & Decker, Inc.	104,915	17,803,026
Star Group LP, MLP	24,085	258,914
Starwood Property Trust, Inc., REIT	38,544	822,914
Stryker Corp.	67,885	10,511,313
Summit Hotel Properties, Inc., REIT	10,474	159,519
Sunoco LP, MLP	13,360	379,424
SunTrust Banks, Inc.	158,865	10,261,090
Supernus Pharmaceuticals, Inc.*	15,628	622,776
Symantec Corp.	375,422	10,534,341
Sysco Corp.	173,183	10,517,404
Tabula Rasa HealthCare, Inc.*(a)	37,488	1,051,538

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Tactile Systems Technology, Inc.*(a)	25,233	$731,252
Target Corp.	9,093	593,318
Taylor Morrison Home Corp. (Class A Stock)*	41,665	1,019,543
TCF Financial Corp.	65,860	1,350,130
TE Connectivity Ltd.	18,710	1,778,198
Tech Data Corp.*	15,230	1,492,083
TEGNA, Inc.	54,125	762,080
Teladoc, Inc.*(a)	19,176	668,284
Teleflex, Inc.	2,048	509,583
Tetra Tech, Inc.	20,215	973,352
Texas Capital Bancshares, Inc.*	10,812	961,187
Texas Instruments, Inc.	54,459	5,687,698
Texas Roadhouse, Inc.	22,842	1,203,317
Textainer Group Holdings Ltd.*(a)	4,434	95,331
Thermo Fisher Scientific, Inc.	62,721	11,909,463
Thor Industries, Inc.	24,247	3,654,508
Time Warner, Inc.	57,091	5,222,114
Titan Machinery, Inc.*	11,085	234,669
T-Mobile US, Inc.*	18,801	1,194,052
Travelport Worldwide Ltd	65,870	860,921
Trex Co., Inc.*	5,597	606,659
Trinseo SA	1,568	113,837
Tronox Ltd. (Class A Stock)	26,805	549,771
Two Harbors Investment Corp., REIT	64,731	1,052,518
Tyson Foods, Inc. (Class A Stock)	180,424	14,626,974
Union Pacific Corp.	52,020	6,975,882
United Financial Bancorp, Inc.	54,305	957,940
United Fire Group, Inc.	2,351	107,159
United Parcel Service, Inc. (Class B Stock)	11,592	1,381,187
United Therapeutics Corp.*(a)	9,343	1,382,297
UnitedHealth Group, Inc.	171,773	37,869,076
Universal Forest Products, Inc.	41,208	1,550,245
Universal Insurance Holdings, Inc.(a)	49,303	1,348,437
Unum Group	98,262	5,393,601
US Silica Holdings, Inc.(a)	118,463	3,857,155
Utah Medical Products, Inc.	3,710	301,994
Vail Resorts, Inc.	9,100	1,933,477
Valero Energy Corp.	74,764	6,871,559
Varonis Systems, Inc.*	13,096	635,811
Veeva Systems, Inc. (Class A Stock)*	2,977	164,569
Verizon Communications, Inc.	403,710	21,368,370
Visa, Inc. (Class A Stock)(a)	33,124	3,776,798
Vocera Communications, Inc.*	44,191	1,335,452
WageWorks, Inc.*	18,744	1,162,128
Wal-Mart Stores, Inc.	97,167	9,595,241
Walt Disney Co. (The)	27,618	2,969,211
Waste Management, Inc.	51,768	4,467,578
WEC Energy Group, Inc.	34,631	2,300,537
Wells Fargo & Co.	374,613	22,727,771
Western Digital Corp.	48,808	3,881,700
Westlake Chemical Partners LP, MLP	16,645	415,293
Whirlpool Corp.	26,221	4,421,909
William Lyon Homes (Class A Stock)*	70,957	2,063,430
Wintrust Financial Corp.	47,308	3,896,760
World Acceptance Corp.*	2,473	199,621
Worthington Industries, Inc.	60,322	2,657,787
WP Carey, Inc., REIT	6,477	446,265
Xylem, Inc.	9,123	622,189

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Yelp, Inc.*	12,940	$542,962
Zynga, Inc. (Class A Stock)*	182,341	729,364

		2,215,384,229

TOTAL COMMON STOCKS (cost $2,818,474,505)		3,544,756,769

PREFERRED STOCKS — 0.3%
Brazil — 0.1%
Banco Bradesco SA (PRFC)	120,972	1,234,483
Banco do Estado do Rio Grande do Sul SA (PRFC B)	85,000	381,809
Braskem SA (PRFC A)	16,300	210,660
Cia de Gas de Sao Paulo - COMGAS (PRFC A)	14,400	260,468
Cia de Transmissao de Energia Eletrica Paulista (PRFC)	33,100	667,568
Metalurgica Gerdau SA (PRFC)	85,000	148,368
Petroleo Brasileiro SA (PRFC)*	229,200	1,112,454

		4,015,810

Colombia — 0.0%
Banco Davivienda SA (PRFC)	65,184	653,928

Germany — 0.2%
Fuchs Petrolub SE (PRFC)	29,105	1,541,129
Jungheinrich AG (PRFC)	30,800	1,448,098
Volkswagen AG (PRFC)	42,139	8,370,175

		11,359,402

South Korea — 0.0%
Samsung Electronics Co. Ltd. (PRFC)	906	1,764,356

TOTAL PREFERRED STOCKS (cost $15,584,699)		17,793,496

	Units
RIGHTS* — 0.0%
Spain — 0.0%
Repsol SA, expiring 01/05/18(a)	237,189	107,860
United States — 0.0%
Casa Ley, CVR, expiring 01/30/18^	82,430	47,892
Property Development Centers, CVR, expiring 01/30/19^	82,430	1,401

		49,293

TOTAL RIGHTS (cost $194,989)		157,153

WARRANT* — 0.0%
Malaysia
Sunway Bhd, expiring 10/03/24
(cost $0)	60,903	8,578

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS — 9.2%
Australia — 0.1%
Westpac Banking Corp.,
Sr. Unsec’d. Notes
1.950%	11/23/18	4,000	$3,995,163

Austria — 0.0%
Oesterreichische Kontrollbank AG,
Gov’t. Gtd. Notes
1.750%	01/24/20	3,000	2,978,882

Belgium — 0.0%
Anheuser-Busch InBev Finance, Inc.,
Gtd. Notes
4.900%	02/01/46	1,000	1,158,989

Brazil — 0.0%
Petrobras Global Finance BV,
Gtd. Notes
6.125%	01/17/22	3,000	3,183,750

Canada — 0.5%
Bank of Montreal,
Sr. Unsec’d. Notes, MTN
2.100%	06/15/20	3,800	3,776,293
Bank of Nova Scotia (The),
Sr. Unsec’d. Notes
2.150%	07/14/20	3,800	3,781,193
Barrick North America Finance LLC,
Gtd. Notes
4.400%	05/30/21	313	331,314
Canadian Imperial Bank of Commerce,
Sr. Unsec’d. Notes
1.600%	09/06/19	3,000	2,969,082
Royal Bank of Canada,
Sr. Unsec’d. Notes, MTN
2.000%	12/10/18	4,000	3,995,715
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
6.500%	06/15/38	2,000	2,702,020
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
4.300%	11/23/23	2,500	2,638,706
Toronto-Dominion Bank (The),
Sr. Unsec’d. Notes, MTN
1.800%	07/13/21	2,700	2,644,021
1.900%	10/24/19	3,850	3,827,996
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
3.800%	10/01/20	2,000	2,073,710
7.625%	01/15/39	1,000	1,506,644

			30,246,694

China — 0.1%
CNOOC Curtis Funding No. 1 Pty Ltd.,
Gtd. Notes, 144A
4.500%	10/03/23	1,200	1,277,292
Sinopec Group Overseas Development 2016 Ltd.,
Gtd. Notes, 144A
3.500%	05/03/26	5,000	5,032,890

			6,310,182

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
France — 0.1%
Credit Agricole SA,
Sr. Unsec’d. Notes, MTN, 144A
2.500%	04/15/19		4,000	$4,013,374
Electricite de France SA,
Jr. Sub. Notes, 144A
5.625%	01/22/24		1,500	1,548,750

				5,562,124

Germany — 0.5%
Bayer US Finance LLC,
Gtd. Notes, 144A
3.000%	10/08/21		2,500	2,525,663
Daimler Finance North America LLC,
Gtd. Notes, 144A
2.000%	07/06/21		2,000	1,956,555
2.250%	09/03/19		4,000	3,988,287
2.300%	02/12/21		3,850	3,817,351
FMS Wertmanagement AoeR,
Gov’t. Gtd. Notes
1.375%	06/08/21		2,000	1,944,163
Kreditanstalt fuer Wiederaufbau,
Gov’t. Gtd. Notes
1.250%	09/30/19		5,000	4,933,912
2.125%	03/07/22		4,000	3,973,454
Landwirtschaftliche Rentenbank,
Gov’t. Gtd. Notes, GMTN
1.750%	07/27/26		4,000	3,748,308

				26,887,693

Indonesia — 0.1%
Pertamina Persero PT,
Sr. Unsec’d. Notes, 144A
5.250%	05/23/21		3,200	3,428,346

Israel — 0.0%
Teva Pharmaceutical Finance Netherlands III BV,
Gtd. Notes
2.200%	07/21/21		2,000	1,826,941

Kazakhstan — 0.1%
KazMunayGas National Co. JSC,
Sr. Unsec’d. Notes, 144A
3.875%	04/19/22		4,200	4,263,000

Luxembourg — 0.0%
SES GLOBAL Americas Holdings GP,
Gtd. Notes, 144A
2.500%	03/25/19		1,600	1,594,143

Mexico — 0.1%
America Movil SAB de CV,
Sr. Unsec’d. Notes
3.125%	07/16/22		1,500	1,517,868
Petroleos Mexicanos,
Gtd. Notes
3.500%	07/23/20		1,350	1,368,225
4.500%	01/23/26	(a)	4,000	3,992,800

				6,878,893

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Netherlands — 0.2%
Cooperatieve Rabobank UA,
Gtd. Notes
3.950%	11/09/22	3,000	$3,127,796
4.375%	08/04/25	2,000	2,111,211
4.625%	12/01/23	3,000	3,215,860
Koninklijke Ahold Delhaize NV,
Gtd. Notes
5.700%	10/01/40	1,000	1,174,497
Shell International Finance BV,
Gtd. Notes
6.375%	12/15/38	2,000	2,788,255

			12,417,619

Russia — 0.1%
Gazprom OAO Via Gaz Capital SA,
Sr. Unsec’d. Notes, 144A
6.510%	03/07/22	4,500	4,977,000
9.250%	04/23/19	2,200	2,373,496

			7,350,496

South Korea — 0.1%
Kia Motors Corp.,
Sr. Unsec’d. Notes, 144A
3.500%	10/25/27	3,850	3,784,992

Spain — 0.1%
Banco Bilbao Vizcaya Argentaria SA,
Sr. Unsec’d. Notes
3.000%	10/20/20	3,550	3,578,133

Supranational Bank — 0.6%
Asian Development Bank,
Sr. Unsec’d. Notes, GMTN
2.125%	03/19/25	3,000	2,926,045
Corp. Andina de Fomento,
Sr. Unsec’d. Notes
2.200%	07/18/20	3,800	3,770,360
Council of Europe Development Bank,
Sr. Unsec’d. Notes
1.000%	02/04/19	5,200	5,144,608
1.875%	01/27/20	5,000	4,977,794
European Investment Bank,
Sr. Unsec’d. Notes
3.250%	01/29/24	4,000	4,163,800
Sr. Unsec’d. Notes, MTN
1.375%	09/15/21	5,000	4,832,906
International Bank for Reconstruction & Development,
Sr. Unsec’d. Notes
2.000%	01/26/22	3,300	3,268,228
Nordic Investment Bank,
Sr. Unsec’d. Notes
2.125%	02/01/22	4,000	3,976,229

			33,059,970

Sweden — 0.1%
Nordea Bank AB,
Sr. Unsec’d. Notes, MTN, 144A
2.250%	05/27/21	4,000	3,973,182

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Switzerland — 0.3%
Credit Suisse AG,
Sr. Unsec’d. Notes, MTN
5.300%	08/13/19	3,000	$3,141,694
Glencore Finance Canada Ltd.,
Gtd. Notes, 144A
4.250%	10/25/22	1,000	1,047,800
Glencore Funding LLC,
Gtd. Notes, 144A
3.000%	10/27/22	3,850	3,812,463
Novartis Capital Corp.,
Gtd. Notes
1.800%	02/14/20	2,700	2,680,208
Tyco Electronics Group SA,
Gtd. Notes
3.125%	08/15/27	2,550	2,544,756
3.450%	08/01/24	1,500	1,542,016

			14,768,937

Turkey — 0.1%
Turkiye Garanti Bankasi A/S,
Sr. Unsec’d. Notes, MTN, 144A
4.750%	10/17/19	4,000	4,060,080
Yapi ve Kredi Bankasi A/S,
Sr. Unsec’d. Notes, 144A
4.000%	01/22/20	1,000	991,000
5.250%	12/03/18	1,000	1,014,394

			6,065,474

United Kingdom — 0.4%
AstraZeneca PLC,
Sr. Unsec’d. Notes
6.450%	09/15/37	500	679,374
Barclays PLC,
Sr. Unsec’d. Notes
4.950%	01/10/47	1,500	1,664,498
BP Capital Markets PLC,
Gtd. Notes
1.768%	09/19/19	3,850	3,828,153
2.315%	02/13/20	2,700	2,706,564
GlaxoSmithKline Capital, Inc.,
Gtd. Notes
6.375%	05/15/38	2,000	2,821,455
HSBC Bank PLC,
Sr. Unsec’d. Notes, 144A
4.750%	01/19/21	2,800	2,977,131
Rio Tinto Finance USA Ltd.,
Gtd. Notes
5.200%	11/02/40	2,000	2,456,124
Standard Chartered PLC,
Sub. Notes, 144A
5.200%	01/26/24	3,000	3,223,160

			20,356,459

United States — 5.6%
21st Century Fox America, Inc.,
Gtd. Notes
6.200%	12/15/34	1,000	1,291,348

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Altria Group, Inc.,
Gtd. Notes
4.500%	05/02/43		1,000	$1,086,580
4.750%	05/05/21		2,000	2,144,762
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
1.950%	07/20/20		2,150	2,133,078
2.000%	02/14/20		1,700	1,691,291
2.600%	11/16/22		3,850	3,852,377
American International Group, Inc.,
Sr. Unsec’d. Notes
3.300%	03/01/21		1,000	1,019,425
3.750%	07/10/25		2,000	2,062,047
3.900%	04/01/26		2,000	2,074,015
4.500%	07/16/44		1,000	1,077,102
Amgen, Inc.,
Sr. Unsec’d. Notes
2.250%	08/19/23	(a)	2,700	2,618,653
Apple, Inc.,
Sr. Unsec’d. Notes
3.350%	02/09/27		2,600	2,663,371
Aptiv PLC,
Gtd. Notes
3.150%	11/19/20		3,000	3,046,335
AT&T, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/35		2,000	1,988,132
4.550%	03/09/49		2,110	1,985,886
6.375%	03/01/41		2,000	2,359,192
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.125%	04/21/26		500	487,002
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
3.875%	08/01/25		4,000	4,219,316
5.625%	07/01/20		3,000	3,241,991
Sub. Notes, MTN
4.200%	08/26/24		1,600	1,684,913
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
3.550%	09/23/21		2,000	2,075,112
Sr. Unsec’d. Notes, MTN
2.450%	11/27/20		1,500	1,505,581
2.600%	02/07/22		2,400	2,405,487
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
3.125%	03/15/26		2,000	2,022,624
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
1.750%	03/01/19		1,000	996,638
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes
2.400%	08/09/26	(a)	2,700	2,581,672
Caterpillar, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/24		2,000	2,077,940
CBS Corp.,
Gtd. Notes
4.850%	07/01/42		1,000	1,048,746

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Gtd. Notes, 144A
3.700%	06/01/28	3,850	$3,796,785
Chubb INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24	3,000	3,090,008
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
4.450%	01/15/20	2,000	2,091,521
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.700%	03/30/21	5,000	5,015,188
4.650%	07/30/45	1,500	1,707,255
Colgate-Palmolive Co.,
Sr. Unsec’d. Notes, GMTN
2.250%	11/15/22	3,850	3,816,522
Sr. Unsec’d. Notes, MTN
1.750%	03/15/19	2,700	2,691,893
Comcast Corp.,
Gtd. Notes
2.350%	01/15/27	2,100	1,983,233
2.750%	03/01/23	1,000	1,004,795
6.450%	03/15/37	2,000	2,698,602
ConocoPhillips Co.,
Gtd. Notes
6.500%	02/01/39	2,000	2,798,863
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
5.700%	06/15/40	2,000	2,602,923
CSX Corp.,
Sr. Unsec’d. Notes
3.400%	08/01/24	1,000	1,027,754
3.950%	05/01/50	500	497,506
CVS Health Corp.,
Sr. Unsec’d. Notes
4.000%	12/05/23	1,000	1,039,715
Discovery Communications LLC,
Gtd. Notes
3.800%	03/13/24	2,300	2,333,227
6.350%	06/01/40	500	588,196
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
7.375%	11/01/29	3,000	4,000,836
DTE Energy Co.,
Sr. Unsec’d. Notes
3.850%	12/01/23	1,000	1,039,819
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.050%	08/15/22	1,000	1,010,973
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.375%	08/10/22	3,800	3,757,491
Entergy Corp.,
Sr. Unsec’d. Notes
2.950%	09/01/26	750	729,708
Enterprise Products Operating LLC,
Gtd. Notes
4.450%	02/15/43	1,000	1,035,194

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Exelon Corp.,
Sr. Unsec’d. Notes
3.950%	06/15/25	2,000	$2,084,268
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
4.000%	10/01/20	2,000	2,061,031
4.250%	06/15/22	2,000	2,098,707
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.222%	03/01/21	2,000	1,995,524
2.709%	03/06/25	3,500	3,488,117
FedEx Corp.,
Gtd. Notes
4.100%	04/15/43	1,500	1,532,380
Fifth Third Bancorp,
Sr. Unsec’d. Notes
2.600%	06/15/22	3,800	3,777,885
Florida Power & Light Co.,
First Mortgage
3.700%	12/01/47	2,550	2,657,890
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.979%	08/03/22	3,800	3,786,589
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
2.342%	11/15/20	4,000	3,981,558
General Electric Co.,
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38	573	740,996
Sub. Notes, MTN
5.300%	02/11/21	859	927,541
General Mills, Inc.,
Sr. Unsec’d. Notes
2.600%	10/12/22	3,850	3,820,857
3.650%	02/15/24	1,500	1,571,752
General Motors Co.,
Sr. Unsec’d. Notes
5.150%	04/01/38	2,550	2,718,692
Georgia Power Co.,
Sr. Unsec’d. Notes
2.850%	05/15/22	1,000	1,001,586
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
1.850%	09/20/19	2,250	2,240,651
4.500%	02/01/45	1,000	1,111,425
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.750%	09/15/20	1,000	1,004,997
5.250%	07/27/21	3,000	3,251,372
6.250%	02/01/41	2,000	2,695,197
Sr. Unsec’d. Notes, GMTN
5.375%	03/15/20	3,000	3,180,994
Halliburton Co.,
Sr. Unsec’d. Notes
3.250%	11/15/21	2,000	2,037,224
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.000%	04/01/21	1,000	990,142

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Honeywell International, Inc.,
Sr. Unsec’d. Notes
1.800%	10/30/19		2,850	$2,834,936
HP, Inc.,
Sr. Unsec’d. Notes
4.650%	12/09/21		1,000	1,062,913
Intel Corp.,
Sr. Unsec’d. Notes
4.100%	05/19/46		1,000	1,102,724
International Business Machines Corp.,
Sr. Unsec’d. Notes
7.000%	10/30/25		1,000	1,279,383
International Paper Co.,
Sr. Unsec’d. Notes
4.350%	08/15/48		1,050	1,096,239
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
1.950%	06/22/20		2,900	2,879,432
2.300%	09/16/19		4,000	4,002,552
2.650%	06/24/24		1,800	1,782,879
Johnson & Johnson,
Sr. Unsec’d. Notes
1.950%	11/10/20	(a)	1,500	1,492,897
2.950%	03/03/27		3,700	3,749,205
5.950%	08/15/37		1,000	1,371,884
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.300%	04/01/26		3,000	3,023,652
4.250%	10/15/20		3,000	3,145,558
Kellogg Co.,
Sr. Unsec’d. Notes
3.400%	11/15/27		3,850	3,831,425
4.500%	04/01/46		1,000	1,060,917
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.250%	09/01/24		1,500	1,553,520
Gtd. Notes, MTN
6.950%	01/15/38		1,000	1,243,346
Kinder Morgan, Inc.,
Gtd. Notes
3.150%	01/15/23		3,800	3,776,855
Kroger Co. (The),
Sr. Unsec’d. Notes
3.700%	08/01/27	(a)	1,000	1,012,585
4.650%	01/15/48	(a)	3,800	3,889,799
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
1.150%	04/15/19		2,000	1,977,587
4.650%	04/15/42		1,000	1,142,759
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/44		1,000	1,044,829
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.600%	05/26/45		1,000	1,116,318
MetLife, Inc.,
Sr. Unsec’d. Notes
3.000%	03/01/25		4,000	4,003,650

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Microsoft Corp.,
Sr. Unsec’d. Notes
3.300%	02/06/27		2,100	$2,166,152
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
4.000%	07/23/25		1,000	1,047,051
Sr. Unsec’d. Notes, MTN
5.500%	07/28/21		5,000	5,469,192
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
4.650%	01/15/46		1,000	1,142,056
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.080%	10/15/20		3,850	3,818,621
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.000%	02/15/27		1,800	1,789,474
Oracle Corp.,
Sr. Unsec’d. Notes
2.625%	02/15/23		3,850	3,858,541
3.250%	05/15/30		1,000	1,010,882
4.000%	07/15/46		2,000	2,128,022
6.125%	07/08/39		2,000	2,746,649
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.650%	08/11/21		2,700	2,624,443
2.300%	08/10/22		2,000	1,978,184
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
4.500%	12/15/41		3,000	3,206,057
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.125%	11/01/20		1,000	1,026,114
5.500%	01/15/40		1,000	1,282,375
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.000%	02/21/20		2,700	2,683,191
2.375%	08/17/22		1,800	1,773,576
3.875%	08/21/42		1,000	997,282
Priceline Group, Inc. (The),
Sr. Unsec’d. Notes
3.550%	03/15/28		3,800	3,764,125
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
1.900%	10/23/20	(a)	1,500	1,491,909
2.450%	11/03/26		4,900	4,725,033
Prologis LP,
Gtd. Notes
3.750%	11/01/25		1,000	1,048,432
Sempra Energy,
Sr. Unsec’d. Notes
4.050%	12/01/23		3,000	3,138,014
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
4.100%	08/15/47		2,550	2,626,986
Time Warner, Inc.,
Gtd. Notes
2.100%	06/01/19		2,000	1,996,129
4.875%	03/15/20		2,000	2,104,507

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes
1.950%	04/17/20	2,700	$2,689,129
Travelers Cos., Inc. (The),
Sr. Unsec’d. Notes
5.350%	11/01/40	1,000	1,265,104
Sr. Unsec’d. Notes, MTN
6.250%	06/15/37	1,500	2,043,872
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.050%	11/15/45	2,000	2,161,707
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
2.050%	04/01/21	3,850	3,829,636
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.000%	11/01/21	1,000	1,011,182
3.500%	11/01/21	3,000	3,089,235
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
6.000%	05/15/37	1,900	2,505,902
Wachovia Corp.,
Sub. Notes
5.500%	08/01/35	2,000	2,393,543
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
4.500%	11/18/34	1,000	1,044,167
Walt Disney Co. (The),
Sr. Unsec’d. Notes, GMTN
2.150%	09/17/20	2,000	1,997,933
Sr. Unsec’d. Notes, MTN
2.450%	03/04/22	2,200	2,197,613
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.900%	05/01/45	3,000	3,111,678
Sub. Notes, MTN
3.450%	02/13/23	3,000	3,057,139
4.650%	11/04/44	800	872,395
Whirlpool Corp.,
Sr. Unsec’d. Notes
4.500%	06/01/46	1,000	1,059,046
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
7.500%	01/15/31	1,000	1,222,500
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41	2,000	2,271,814

			316,500,434

TOTAL CORPORATE BONDS (cost $514,217,203)			520,170,496

SOVEREIGN BONDS — 5.2%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
5.625%	01/26/22	6,000	6,329,999
6.250%	04/22/19	3,700	3,860,949
6.625%	07/06/28	4,100	4,397,249
6.875%	04/22/21	6,900	7,514,099

Interest Rate	Maturity Date		Principal Amount (000)#	Value
SOVEREIGN BONDS (continued)
6.875%	01/26/27		2,600	$2,840,499
7.125%	07/06/36		5,200	5,634,199
7.500%	04/22/26		7,700	8,717,555
Sr. Unsec’d. Notes, 144A
7.125%	06/28/2117		2,000	2,060,999
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
2.625%	01/05/23		4,500	4,333,500
4.625%	01/13/28		1,200	1,205,400
5.000%	01/27/45		600	559,200
5.625%	02/21/47		600	612,900
6.000%	04/07/26		5,300	5,922,750
8.250%	01/20/34		5,200	6,812,000
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
2.250%	10/30/22		600	591,900
3.125%	01/21/26		1,300	1,317,875
3.625%	10/30/42		3,000	3,013,500
3.860%	06/21/47		1,100	1,129,700
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.875%	04/25/27		500	509,000
7.375%	09/18/37		7,900	10,672,900
8.125%	05/21/24		4,600	5,803,820
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes, 144A
6.000%	01/26/24	(a)	2,100	2,394,168
6.375%	03/24/21		2,000	2,198,000
6.750%	11/05/19		4,300	4,614,760
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A
8.750%	06/02/23		2,000	2,212,499
8.875%	10/23/27		1,500	1,649,999
9.650%	12/13/26		1,500	1,721,249
10.500%	03/24/20		1,200	1,325,999
10.750%	03/28/22		1,500	1,753,125
Export Development Canada (Canada),
Sr. Unsec’d. Notes
1.625%	01/17/20		2,000	1,984,146
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
2.375%	04/21/27		3,000	2,773,854
2.500%	11/01/20		2,200	2,176,436
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	03/25/24		1,800	2,036,196
6.375%	03/29/21		1,300	1,443,104
7.625%	03/29/41		3,400	5,326,270
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A
7.750%	01/17/38		3,200	4,576,333
8.500%	10/12/35		6,700	10,039,742
Sr. Unsec’d. Notes, MTN, 144A
3.850%	07/18/27		2,400	2,461,608
4.125%	01/15/25		6,000	6,229,020
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
2.125%	07/21/20		2,100	2,083,959

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (continued)
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, MTN, 144A
6.500%	07/21/45	1,700	$2,181,168
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.000%	10/02/23	1,700	1,779,050
4.150%	03/28/27	2,600	2,696,200
4.350%	01/15/47	800	764,000
4.600%	02/10/48	3,850	3,801,875
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/2110	1,800	1,917,000
Sr. Unsec’d. Notes, MTN
4.125%	01/21/26	3,600	3,753,000
6.050%	01/11/40	10,000	11,780,000
6.750%	09/27/34	4,100	5,330,000
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes, 144A
4.250%	12/11/22	1,600	1,687,040
5.500%	12/11/42	1,000	1,133,100
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
8.875%	09/30/27	2,800	4,060,000
9.375%	04/01/29	4,300	6,514,500
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
4.125%	08/25/27	1,500	1,629,750
7.350%	07/21/25	1,500	1,943,250
8.750%	11/21/33	4,200	6,615,000
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
3.950%	01/20/40	2,000	2,058,802
5.500%	03/30/26	1,300	1,534,637
6.375%	10/23/34	2,600	3,477,295
8.375%	06/17/19	1,000	1,090,986
9.500%	02/02/30	4,100	6,477,389
Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
3.250%	04/06/26	700	714,788
4.000%	01/22/24	1,700	1,812,846
5.000%	03/23/22	600	657,000
Province of Alberta (Canada),
Sr. Unsec’d. Notes
1.900%	12/06/19	3,000	2,978,559
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.400%	02/08/22	4,000	3,987,111
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.375%	01/31/22	4,000	3,984,243
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, MTN, 144A
6.125%	01/22/44	1,200	1,547,786
6.750%	02/07/22	2,000	2,290,000
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes, 144A
5.625%	04/04/42	6,400	7,168,000
12.750%	06/24/28	2,900	5,031,500
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.850%	09/27/27	1,500	1,515,810

Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (continued)
5.875%	09/16/25	1,600	$1,741,459
6.250%	03/08/41	1,500	1,668,300
Svensk Exportkredit AB (Sweden),
Sr. Unsec’d. Notes, MTN
1.125%	08/28/19	2,000	1,968,719
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.875%	10/09/26	7,800	7,693,265
5.625%	03/30/21	2,500	2,631,495
5.750%	03/22/24	7,700	8,148,017
6.875%	03/17/36	7,700	8,581,681
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.125%	11/20/45	1,500	1,503,750
5.100%	06/18/50	1,700	1,887,000
7.625%	03/21/36	4,900	6,981,520
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes, 144A
4.800%	11/19/24	600	639,934
6.750%	01/29/20	1,000	1,078,469

TOTAL SOVEREIGN BONDS (cost $280,715,448)			291,275,754

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.6%
Federal Home Loan Mortgage Corp.
2.500%	11/01/27	2,934	2,950,542
2.500%	11/01/27	1,141	1,146,976
2.500%	02/01/32	3,717	3,712,874
3.000%	05/01/30	2,848	2,901,524
3.000%	04/01/31	763	777,670
3.000%	11/01/31	1,774	1,806,980
3.000%	01/01/32	1,806	1,839,801
3.000%	03/01/42	17,996	18,091,044
3.000%	03/01/45	1,394	1,395,630
3.000%	09/01/46	14,438	14,516,447
3.000%	01/01/47	4,676	4,691,671
3.500%	12/01/30	2,920	3,017,619
3.500%	12/01/43	2,245	2,320,443
3.500%	02/01/44	4,089	4,240,953
3.500%	04/01/46	3,809	3,917,426
3.500%	07/01/46	8,400	8,700,508
3.500%	08/01/46	1,965	2,020,738
3.500%	09/01/46	800	825,160
3.500%	05/01/47	1,401	1,441,165
4.000%	05/01/44	3,768	3,955,782
4.000%	05/01/44	1,743	1,839,389
4.000%	08/01/44	3,587	3,807,091
4.000%	10/01/45	1,722	1,816,848
4.000%	01/01/47	1,780	1,880,395
4.000%	05/01/47	1,371	1,433,565
4.000%	07/01/47	4,755	4,975,686
4.500%	12/01/45	2,067	2,199,571
4.500%	02/01/47	5,098	5,418,504
4.500%	03/01/47	2,931	3,115,175
Federal National Mortgage Assoc.
2.500%	10/01/27	453	455,355
2.500%	06/01/28	1,480	1,481,641
2.500%	06/01/30	1,423	1,425,666

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	04/01/32	3,650	$3,647,586
3.000%	04/01/28	888	906,893
3.000%	08/01/28	547	558,967
3.000%	11/01/31	2,258	2,305,157
3.000%	04/01/32	1,833	1,869,664
3.000%	06/01/32	4,643	4,731,173
3.000%	12/01/41	17,164	17,256,929
3.000%	11/01/42	12,262	12,328,377
3.000%	08/01/46	7,339	7,355,790
3.000%	02/01/47	14,243	14,320,493
3.500%	10/01/30	722	745,563
3.500%	06/01/31	10,905	11,265,704
3.500%	11/01/31	1,714	1,770,185
3.500%	06/01/42	4,653	4,804,539
3.500%	07/01/42	640	660,581
3.500%	07/01/43	1,666	1,716,293
3.500%	10/01/43	2,892	2,977,585
3.500%	01/01/45	3,269	3,379,808
3.500%	09/01/45	2,322	2,392,223
3.500%	10/01/45	8,085	8,350,846
3.500%	12/01/46	2,774	2,872,683
3.500%	01/01/47	4,710	4,866,224
3.500%	04/01/47	4,760	4,915,958
3.500%	04/01/47	2,395	2,471,945
3.500%	05/01/47	1,905	1,957,298
4.000%	11/01/44	2,913	3,088,364
4.000%	02/01/45	4,253	4,498,200
4.000%	11/01/45	733	773,101
4.000%	07/01/46	3,025	3,196,707
4.000%	01/01/47	2,562	2,682,165
4.000%	04/01/47	1,397	1,461,816
4.000%	04/01/47	951	1,003,391
4.500%	11/01/40	557	596,821
4.500%	02/01/46	2,175	2,331,612
Government National Mortgage Assoc.
2.500%	10/20/46	9,174	8,964,393
3.000%	05/20/43	2,598	2,634,539
3.000%	11/20/43	2,931	2,972,114
3.000%	04/20/45	3,283	3,316,511
3.000%	02/20/47	4,666	4,712,689
3.000%	03/20/47	9,290	9,383,051
3.500%	07/20/42	3,782	3,931,240
3.500%	01/20/43	3,009	3,127,806
3.500%	10/20/43	2,600	2,689,813
3.500%	05/20/45	1,591	1,645,894
3.500%	01/20/46	2,700	2,793,743
3.500%	07/20/46	5,109	5,286,083
3.500%	03/20/47	4,740	4,904,769
3.500%	05/20/47	1,903	1,969,284
4.000%	05/15/46	807	842,984
4.000%	01/20/47	2,373	2,475,108
4.500%	11/20/44	298	314,228
4.500%	11/20/45	446	470,302
4.500%	12/20/45	454	479,376

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $317,965,106)			317,094,407

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS — 12.7%
U.S. Treasury Bonds
2.750%	11/15/47		3,200	$3,205,250
3.000%	11/15/44		10,200	10,713,586
3.000%	05/15/45		9,700	10,186,895
3.125%	02/15/43		16,100	17,296,809
4.375%	05/15/41		16,000	20,700,625
4.500%	02/15/36	(a)	1,500	1,931,074
4.500%	05/15/38		12,400	16,116,125
5.250%	02/15/29		4,500	5,730,820
6.875%	08/15/25		13,300	17,508,203
7.625%	11/15/22		2,000	2,503,984
7.875%	02/15/21		19,000	22,381,406
U.S. Treasury Notes
0.625%	04/30/18		50,000	49,870,807
0.750%	04/30/18		50,000	49,890,625
0.875%	05/31/18		50,000	49,886,719
0.875%	07/15/18	(k)	50,000	49,820,313
0.875%	06/15/19	(a)	22,800	22,481,156
0.875%	07/31/19		24,150	23,785,863
1.000%	05/15/18		50,000	49,929,688
1.000%	06/30/19		26,500	26,169,785
1.125%	06/15/18		50,000	49,921,875
1.500%	02/28/19		14,900	14,840,633
1.625%	08/15/22		10,000	9,766,406
1.750%	11/15/20	(a)	10,000	9,942,578
1.750%	05/15/22		13,000	12,790,781
2.000%	05/31/21		7,000	6,987,969
2.000%	11/15/21		27,000	26,919,844
2.000%	02/15/23		23,100	22,862,684
2.000%	02/15/25		10,000	9,775,391
2.125%	08/31/20		2,000	2,009,219
2.125%	03/31/24		15,500	15,341,973
2.125%	11/30/24		22,000	21,711,250
2.250%	02/15/27		12,000	11,842,500
2.375%	12/31/20		10,000	10,112,500
2.375%	08/15/24		13,000	13,041,641
2.625%	08/15/20		1,000	1,017,461
3.125%	05/15/19		23,000	23,393,516

TOTAL U.S. TREASURY OBLIGATIONS (cost $713,814,918)				712,387,954

TOTAL LONG-TERM INVESTMENTS (cost $4,660,966,868)				5,403,644,607

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SHORT-TERM INVESTMENTS — 6.5%	Shares	Value
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	193,006,953	$193,006,953
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $176,906,606; includes $176,673,538 of cash collateral for securities on loan)(b)(w)	176,891,551	176,891,551

TOTAL AFFILIATED MUTUAL FUNDS (cost $369,913,559)		369,898,504

TOTAL INVESTMENTS — 102.3% (cost $5,030,880,427)		5,773,543,111
Liabilities in excess of other assets(z) — (2.3)%		(130,889,152)

NET ASSETS — 100.0%		$5,642,653,959

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $49,293 and 0.0% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $171,354,221; cash collateral of $176,673,538 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(i)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,347	2 Year U.S. Treasury Notes	Mar. 2018	$289,036,672	$288,405,329	$(631,343)
2,461	5 Year U.S. Treasury Notes	Mar. 2018	287,244,641	285,879,759	(1,364,882)
1,920	10 Year U.S. Treasury Notes	Mar. 2018	239,475,984	238,170,000	(1,305,984)
914	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	152,431,734	153,237,812	806,078
1,899	British Pound Currency	Mar. 2018	158,816,244	160,904,644	2,088,400
341	Canadian Dollar Currency	Mar. 2018	26,564,835	27,245,900	681,065
1,082	Euro Currency	Mar. 2018	160,288,956	163,321,138	3,032,182
1,730	Euro STOXX 50 Index	Mar. 2018	74,041,443	72,505,399	(1,536,044)
5,250	Euro STOXX Small 200 Index	Mar. 2018	92,113,302	93,385,547	1,272,245
406	FTSE 100 Index	Mar. 2018	40,777,604	41,868,442	1,090,838
2,297	Mini MSCI Emerging Markets Index	Mar. 2018	129,252,190	133,650,945	4,398,755
886	Russell 2000 Mini Index	Mar. 2018	67,760,120	68,066,950	306,830
488	SGX Nifty 50 Index	Jan. 2018	10,346,088	10,305,096	(40,992)

					8,797,148

Short Positions:
1,112	Australian Dollar Currency	Mar. 2018	84,980,815	86,858,320	(1,877,505)
906	Japanese Yen Currency	Mar. 2018	101,132,319	100,951,050	181,269
867	S&P 500 E-Mini Index	Mar. 2018	115,655,633	116,004,600	(348,967)

					(2,045,203)

					$6,751,945

Cash and foreign currency of $12,325,006 and a security with a market value of $49,820,313 have been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017:

Counterparty	Termination Date	Long(Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Societe Generale	01/11/18	50,000		Pay or receive amounts based on market value fluctuation of the Bloomberg Commodity Index upon termination	$672,647	$—	$672,647
UBS AG	01/02/18	—	(r)	Pay or receive amounts based on market value fluctuation of the Custom Commodity Basket Swap upon termination	92,031	—	92,031

					$764,678	$—	$764,678

(r)	Notional amount is less than $500 par.

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$764,678	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$157,502	$28,429,383	$—
Austria	—	6,233,673	—
Belgium	—	4,662,209	—
Bermuda	1,257,553	—	—
Brazil	7,495,385	—	—
Canada	105,498,077	—	—
China	10,603,519	43,782,489	—
Colombia	2,119,254	—	—
Czech Republic	—	524,590	—
Denmark	—	51,781,865	—
Egypt	257,993	—	—
Faroe Islands	—	1,637,159	—
Finland	—	5,455,693	—
France	—	121,708,878	—
Germany	—	136,359,116	—
Ghana	—	2,022,610	—
Hong Kong	—	14,446,767	—
Hungary	—	1,395,684	—
India	2,233,099	—	—
Indonesia	712,320	379,619	—
Ireland	11,685,461	16,711,054	—
Israel	2,696,513	—	—
Italy	—	17,061,017	—
Japan	—	169,503,310	—
Luxembourg	—	1,854,568	—
Malaysia	—	2,016,274	—
Mexico	2,759,554	—	—
Monaco	438,837	—	—
Netherlands	—	61,163,399	—
New Zealand	—	2,801,014	—
Norway	1,487	13,280,340	—
Philippines	—	265,327	—
Puerto Rico	791,943	—	—
Russia	2,334,115	318,381	—
Singapore	—	359,330	—
South Africa	—	7,281,539	—
South Korea	2,126,718	23,387,134	—
Spain	—	36,512,224	—
Sweden	—	90,035,803	—
Switzerland	—	84,509,358	—
Taiwan	418,733	16,163,094	—
Thailand	—	4,874,786	—
Turkey	—	2,950,970	—
United Kingdom	9,269,504	196,646,316	—
United States	2,209,815,491	5,568,738	—
Preferred Stocks
Brazil	4,015,810	—	—
Colombia	653,928	—	—
Germany	—	11,359,402	—
South Korea	—	1,764,356	—

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Rights
Spain	$107,860	$—	$—
United States	—	—	49,293
Warrant
Malaysia	8,578	—	—
Corporate Bonds
Australia	—	3,995,163	—
Austria	—	2,978,882	—
Belgium	—	1,158,989	—
Brazil	—	3,183,750	—
Canada	—	30,246,694	—
China	—	6,310,182	—
France	—	5,562,124	—
Germany	—	26,887,693	—
Indonesia	—	3,428,346	—
Israel	—	1,826,941	—
Kazakhstan	—	4,263,000	—
Luxembourg	—	1,594,143	—
Mexico	—	6,878,893	—
Netherlands	—	12,417,619	—
Russia	—	7,350,496	—
South Korea	—	3,784,992	—
Spain	—	3,578,133	—
Supranational Bank	—	33,059,970	—
Sweden	—	3,973,182	—
Switzerland	—	14,768,937	—
Turkey	—	6,065,474	—
United Kingdom	—	20,356,459	—
United States	—	316,500,434	—
Sovereign Bonds	—	291,275,754	—
U.S. Government Agency Obligations	—	317,094,407	—
U.S. Treasury Obligations	—	712,387,954	—
Affiliated Mutual Funds	369,898,504	—	—
Other Financial Instruments*
Futures Contracts	6,751,945	—	—
OTC Total Return Swap Agreements	—	764,678	—

Total	$2,754,109,683	$3,026,900,758	$49,293

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

U.S. Treasury Obligations	12.7%
Banks	8.2
Affiliated Mutual Funds (3.1% represents investments purchased with collateral from securities on loan)	6.5
U.S. Government Agency Obligations	5.6
Sovereign Bonds	5.2
Oil, Gas & Consumable Fuels	3.2
Pharmaceuticals	3.2
Semiconductors & Semiconductor Equipment	3.0
Software	2.8
Insurance	2.4
Technology Hardware, Storage & Peripherals	2.3
Health Care Providers & Services	2.2
Internet Software & Services	2.2
Health Care Equipment & Supplies	1.8
Machinery	1.7
Biotechnology	1.6
Capital Markets	1.6
Diversified Telecommunication Services	1.6
IT Services	1.5
Food Products	1.5
Chemicals	1.5
Media	1.4
Food & Staples Retailing	1.4
Trading Companies & Distributors	1.3
Hotels, Restaurants & Leisure	1.2
Electronic Equipment, Instruments & Components	1.1
Auto Components	1.1
Electric Utilities	1.0
Oil & Gas	0.9
Internet & Direct Marketing Retail	0.9
Aerospace & Defense	0.9
Automobiles	0.8
Specialty Retail	0.8
Equity Real Estate Investment Trusts (REITs)	0.8
Household Durables	0.8
Road & Rail	0.8
Multi-Utilities	0.8
Metals & Mining	0.7
Airlines	0.7
Communications Equipment	0.6
Auto Manufacturers	0.6
Multi-National	0.6
Tobacco	0.6
Household Products	0.5
Life Sciences Tools & Services	0.5
Building Products	0.5
Electric	0.4
Commercial Services & Supplies	0.4
Personal Products	0.4
Construction & Engineering	0.4
Multiline Retail	0.4
Textiles, Apparel & Luxury Goods	0.3
Industrial Conglomerates	0.3
Mortgage Real Estate Investment Trusts (REITs)	0.3
Beverages	0.3
Foods	0.3
Telecommunications	0.3

Containers & Packaging	0.3%
Real Estate Management & Development	0.3
Professional Services	0.2
Cosmetics/Personal Care	0.2
Pipelines	0.2
Electrical Equipment	0.2
Air Freight & Logistics	0.2
Energy Equipment & Services	0.2
Diversified Financial Services	0.2
Transportation Infrastructure	0.2
Transportation	0.2
Construction Materials	0.2
Agriculture	0.2
Leisure Products	0.2
Machinery-Diversified	0.2
Consumer Finance	0.2
Thrifts & Mortgage Finance	0.2
Retail	0.1
Mining	0.1
Paper & Forest Products	0.1
Electronics	0.1
Wireless Telecommunication Services	0.1
Health Care Technology	0.1
Computers	0.1
Machinery-Construction & Mining	0.1
Internet	0.1
Commercial Services	0.1
Diversified Consumer Services	0.1
Gas	0.1
Auto Parts & Equipment	0.1
Healthcare-Products	0.0	*
Oil & Gas Services	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Miscellaneous Manufacturing	0.0	*
Semiconductors	0.0	*
Forest Products & Paper	0.0	*
Home Furnishings	0.0	*
Real Estate	0.0	*
Gas Utilities	0.0	*
Water Utilities	0.0	*
Electronic Equipment, Instrument & Components	0.0	*
Marine	0.0	*

	102.3
Liabilities in excess of other assets	(2.3)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity contracts	Unrealized appreciation on OTC swap agreements	$764,678		—	$—
Equity contracts	Due from/to broker — variation margin futures	7,068,668	*	Due from/to broker — variation margin futures	1,926,003	*
Equity contracts	Unaffiliated investments	165,731		—	—
Foreign exchange contracts	Due from/to broker — variation margin futures	5,982,916	*	Due from/to broker — variation margin futures	1,877,505	*
Interest rate contracts	Due from/to broker — variation margin futures	806,078	*	Due from/to broker — variation margin futures	3,302,209	*

Total		$14,788,071			$7,105,717

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps
Commodity contracts	$—	$—	$(9,152,018)
Equity contracts	636,949	48,293,850	—
Foreign exchange contracts	—	(12,723,278)	—
Interest rate contracts	—	509,434	—

Total	$636,949	$36,080,006	$(9,152,018)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments,carried at fair value	Rights(2)	Warrants(2)	Futures	Swaps
Commodity contracts	$—	$—	$—	$1,191,730
Equity contracts	22,541	8,578	2,139,207	—
Foreign exchange contracts	—	—	5,195,231	—
Interest rate contracts	—	—	(2,478,288)	—

Total	$22,541	$8,578	$4,856,150	$1,191,730

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Total Return Swap Agreements(2)
$1,252,296,072	$107,782,204	$131,417,135

(1)	Value at Trade Date.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$171,354,221	$(171,354,221)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Societe Generale	$672,647	$—	$672,647	$(400,000)	$272,647
UBS AG	92,031	—	92,031	(37,096)	54,935

	$764,678	$—	$764,678	$(437,096)	$327,582

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST RCM WORLD TRENDS PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $171,354,221:
Unaffiliated investments (cost $4,660,966,868)	$5,403,644,607
Affiliated investments (cost $369,913,559)	369,898,504
Cash	9,840
Foreign currency, at value (cost $8,136,320)	8,252,850
Deposit with broker for futures	12,325,006
Dividends and interest receivable	17,165,207
Tax reclaim receivable	6,217,040
Due from broker-variation margin futures	3,227,844
Receivable for investments sold	770,929
Unrealized appreciation on OTC swap agreements	764,678
Receivable from affiliate	93,707
Receivable for fund share sold	2,829
Prepaid expenses	38,151

Total Assets	5,822,411,192

LIABILITIES:
Payable to broker for collateral for securities on loan	176,673,538
Management fees payable	1,740,633
Payable for investments purchased	471,274
Accrued expenses and other liabilities	404,128
Payable for fund share repurchased	233,826
Distribution fee payable	231,899
Foreign withholding taxes payable	1,570
Affiliated transfer agent fee payable	365

Total Liabilities	179,757,233

NET ASSETS	$5,642,653,959

Net assets were comprised of:
Paid-in capital	$3,707,695,478
Retained earnings	1,934,958,481

Net assets, December 31, 2017	$5,642,653,959

Net asset value and redemption price per share, $5,642,653,959 / 384,265,039 outstanding shares of beneficial interest	$14.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $3,794,293, of which $285,954 is reimbursable by an affiliate)	$74,752,370
Interest income	46,929,769
Affiliated dividend income	2,674,362
Income from securities lending, net (including affiliated income of $640,502)	1,355,407

125,711,908

EXPENSES
Management fees	40,645,849
Distribution fee	13,523,855
Custodian and accounting fees	772,148
Trustees’ fees	62,351
Audit fee	42,412
Legal fees and expenses	26,943
Shareholders’ reports	12,715
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,784
Miscellaneous	186,279

Total expenses	55,280,336

NET INVESTMENT INCOME (LOSS)	70,431,572

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(24,217))	197,580,096
Futures transactions	36,080,006
Swap agreements transactions	(9,152,018)
Foreign currency transactions	192,976

224,701,060

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(9,571))	507,730,738
Futures	4,856,150
Swap agreements	1,191,730
Foreign currencies	867,484

514,646,102

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	739,347,162

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$809,778,734

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$70,431,572	$65,854,819
Net realized gain (loss) on investment and foreign currency transactions	224,701,060	43,263,675
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	514,646,102	101,231,450

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	809,778,734	210,349,944

FUND SHARE TRANSACTIONS:
Fund share sold [6,010,707 and 73,712,991 shares, respectively]	80,389,209	887,541,456
Fund share repurchased [23,438,467 and 106,183,469 shares, respectively]	(322,406,760)	(1,254,722,083)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(242,017,551)	(367,180,627)

CAPITAL CONTRIBUTIONS	—	2,130,265

TOTAL INCREASE (DECREASE) IN NET ASSETS	567,761,183	(154,700,418)
NET ASSETS:
Beginning of year	5,074,892,776	5,229,593,194

End of year	$5,642,653,959	$5,074,892,776

SEE NOTES TO FINANCIAL STATEMENTS.

A281

GLOSSARY:

SCHEDULE OF INVESTMENTS	December 31, 2017

The following abbreviations are used in the annual report:

Currency:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi (offshore)
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Exchange:

AQXE	Aquis Exchange
FTSE	Financial Times Stock Exchange
ICE	Intercontinental Exchange
LME	London Metal Exchange
NYSE	New York Stock Exchange
OTC	Over-the-counter
QMTF	Multilateral Trading Facility
SGMX	Sigma X MTF
SGX	Singapore Exchange
SWX	Six Swiss Exchange
TSX	Toronto Stock Exchange
XBRN	Berne Stock Exchange
XJSE	Johannesburg Stock Exchange
XLON	London Stock Exchange
XNGS	London Stock Exchange
XTSE	Toronto Stock Exchange
XVTX	London Stock Exchange

Index:

CAC40	French Stock Index
CDX	Credit Derivative Index
CPI	Consumer Price Index
CMBX	Commercial Mortgage-Backed Index
DAX	German Stock Index
EURSIMP	Weighted Basket of Refined Margin
GOLDLNPM	LBMA Gold Price PM USD Index
GSCI	Goldman Sachs Commodity Index
HICP	Harmonised Index of Consumer Prices
iTraxx	International Credit Derivative Index

JMABCTNE	J.P. Morgan JMABCTNE Commodity Index
JMABDEW2	J.P. Morgan DEW2 Index
SLVRLND	London Silver Market Fixing Ltd.
STOXX	Stock Index of the Eurozone
TOPIX	Tokyo Stock Price Index

Other:

144A	Security was purchased pursuant to Rule 144A
under the Securities Act of 1933 and may not be
resold subject to that rule except to qualified
institutional buyers. Unless otherwise noted, 144A
securities are deemed to be liquid.
A	Annual payment frequency for swaps
M	Monthly payment frequency for swaps
Q	Quarterly payment frequency for swaps
S	Semiannual payment frequency for swaps
T	Swap payment upon termination
ABS	Asset-Backed Security
ADR	American Depositary Receipt
BABs	Build America Bonds
Bobl	Bundesobligationen-German Government Bonds
bps	Basis Points
BROIS	Brazil Overnight Index Swap
CDI	Chess Depository Interest
CDO	Collateralized Debt Obligation
CDOR	Canadian Dollar Offered Rate
CLO	Collateralized Loan Obligation
CVA	Certificate Van Aandelen (Bearer)
CVR	Contingent Value Rights
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
EURMARGIN	European Refined Margin
EMTN	Euro Medium Term Note
EONIA	Euro Overnight Index Average
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
GDR	Global Depositary Receipt
GMAC	General Motors Acceptance Corporation
GMTN	Global Medium Term Note
IO	Interest Only (Principal amount represents notional)
LIBOR	London Interbank Offered Rate
LLS	Light Louisiana Sweet
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NSA	Non-Seasonally Adjusted
NASDAQ	National Association of Securities Dealers Automated Quotations
NVDR	Non-voting Depositary Receipt
OAT	Obligations Assimilables du Tresor
OJSC	Open Joint-Stock Company
PIK	Payment-in-Kind
PJSC	Public Joint-Stock Company
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

SEE NOTES TO FINANCIAL STATEMENTS.

A282

Glossary: (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

RSP	Savings Shares
S&P	Standard & Poor
SDR	Sweden Depositary Receipt
SMB	Sallie Mae Bank
SPDR	Standard & Poor’s Depositary Receipts
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities
ULSD	Ultra-Low Sulfur Diesel
UTS	Unit Trust Security
USB3MTA	United States Auction Results 3 Month Treasury Bill High Discount
USOIS	United States Overnight Index Swap
WTI	West Texas Intermediate

SEE NOTES TO FINANCIAL STATEMENTS.

A283

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), a diversified, an open-end management investment company. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and at December 31, 2017 consisted of 89 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 7 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives and Subadvisers:

	Objective	Subadviser(s)
AST Advanced Strategies Portfolio (“Advanced Strategies”)	High level of absolute return by using traditional and non- traditional investment strategies and investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.	Brown Advisory, LLC / Loomis Sayles & Company, L.P. / LSV Asset Management / PGIM Fixed Income, which is a business unit of PGIM, Inc. / Pacific Investment Management Company, LLC (“PIMCO”) / Quantitative Management Associates, LLC (“QMA”) (a wholly-owned subsidiary of PGIM, Inc.) / T. Rowe Price Associates, Inc. / William Blair Investment Management, LLC

AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	QMA (a wholly-owned subsidiary of PGIM, Inc.)

AST BlackRock Global Strategies Portfolio (“BlackRock Global Strategies”)	High total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. / BlackRock International Limited

AST FI Pyramis® Quantitative Portfolio (“FI Pyramis® Quantitative”)	Long-term capital growth balanced by current income.	Fidelity Institutional Asset Management, LLC (“FIAM”)

AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	QMA (a wholly-owned subsidiary of PGIM, Inc.)

AST Prudential Growth Allocation Portfolio (“Prudential Growth Allocation”)	Total return.	PGIM Fixed Income / QMA (a wholly-owned subsidiary of PGIM, Inc.)

AST RCM World Trends Portfolio (“RCM World Trends”)	Highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC

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2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”) (formerly known as Prudential Investments LLC), the co-managers of the Trust (together the “Investment Manager”). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price are classified as Level 3 in the fair value hierarchy.

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OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR):    Certain Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices

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of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

P-notes:    Certain Portfolios may gain exposure to securities in certain foreign markets through investments in P-notes. Certain Portfolios may purchase P-notes due to restrictions applicable to foreign investors when investing directly in a foreign market. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. A Portfolio must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

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The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating-Rate Notes Issued in Conjunction with Securities Held:    The Portfolios may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with benchmarked short-term interest rates. Some of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from the registration requirements under Rule 144A of the Securities Act of 1933.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in value of equities, prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends

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declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Bank Loans:    Each Portfolio may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements:    Certain Portfolios may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the agreement.

Forward Rate Agreements:    Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. Certain Portfolios entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

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Inflation Swaps:    Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Trust, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts

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payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2017, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios may hold warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain fixed income Portfolios may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain

B8

an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Mortgage Dollar Rolls:    Certain Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Equity and Mortgage Real Estate Investment Trusts (REITs):    Certain Portfolios invest in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Concentration of Risk for REITs:    Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage

B9

asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Portfolio will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Portfolio.

Master Limited Partnerships (MLPs):    Certain Portfolios invest in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2017, the Investment Manager has engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations. The Investment Manager has agreed to waive a portion of their management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with this agreement may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

B10

	Management Fees	Effective Management Fees, Net of Waiver
Advanced Strategies	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% on next $2.5 billion; 0.5725% on next $2.5 billion; 0.5525% on next $5 billion; 0.5325% in excess of $20 billion	0.60%
Balanced Asset Allocation(2)	0.15%	0.15%
BlackRock Global Strategies	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.81%
FI Pyramis® Quantitative	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.65%
Preservation Asset Allocation(2)	0.15%	0.15%
Prudential Growth Allocation	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% on next $2.5 billion; 0.5725% on next $2.5 billion; 0.5525% on next $5 billion; 0.5325% in excess of $20 billion	0.61%
RCM World Trends	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.75%

	Fee Waivers and/or Expense Limitations through June 30, 2017	Fee Waivers and/or Expense Limitations effective July 1, 2017
Advanced Strategies	contractually waive 0.017% through May 31, 2017(1)	effective June 1, 2017 contractually waive 0.018% through June 30, 2018(1)
BlackRock Global Strategies	N/A	effective December 1, 2017,
contractually waive 0.022%
through June 30, 2019
Preservation Asset Allocation	effective April 29, 2017, contractually limit expenses to 0.16% through June 30, 2018	contractually limit expenses to 0.16% through June 30, 2018
Prudential Growth Allocation	effective April 29, 2017, contractually limit expenses to 0.91% through June 30, 2018	contractually limit expenses to 0.91% through June 30, 2018

(1)	The Investment Manager has voluntarily agreed to waive the Portfolio’s investment management fee to the extent Portfolio assets are invested in underlying AST portfolios.
(2)	Fund of Funds Discount: The Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Funds sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

B11

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Balanced Asset Allocation Portfolio and Preservation Asset Allocation Portfolio. In addition, no 12b-1 fee is charged for the assets of Advanced Strategies Portfolio that are invested in other portfolios of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio.

Certain Portfolios have entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2017, brokerage commission recaptured under these agreements was as follows:

Amount
Advanced Strategies	$177,533
FI Pyramis® Quantitative	170,022
Prudential Growth Allocation Portfolio	3,210
RCM World Trends	81,586

AST Investment Services, Inc., PAD, PGIM Investments, PGIM, Inc. and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

For the reporting period ended December 31, 2017, PGIM, Inc. was compensated by PGIM Investments for managing the Portfolios’ securities lending cash collateral as subadviser to the Money Market Fund:

Amount
Advanced Strategies	$446,286
BlackRock Global Strategies	67,241

B12

Amount
FI Pyramis® Quantitative	$145,672
Prudential Growth Allocation	444,285
RCM World Trends	160,078

In February 2016, Prudential, the parent company of the Investment Manager self reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolios’ “Statement of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions”.

In addition to the above, Prudential has paid and continues to directly pay certain legal, audit and other charges in connection with the matter on behalf of the Portfolios.

The SEC Staff and other regulators continue to review the matter.

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The following Portfolios are reimbursed by Prudential for foreign withholding taxes for certain countries due to the Portfolios’ status as partnerships for tax purposes. The following amounts have been accrued or paid:

	2016 Withholding Tax	2017 Withholding Tax
Advanced Strategies	$340,820	$496,321
BlackRock Global Strategies	65,378	113,798
FI Pyramis® Quantitative	426,126	484,056
Prudential Growth Allocation	491,159	1,116,361
RCM World Trends	273,939	285,954

5.	PortfolioSecurities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2017, were as follows:

	Cost of Purchases	Proceeds from Sales
Advanced Strategies*	$4,926,722,068	$5,209,360,229
Balanced Asset Allocation	1,527,130,142	2,168,724,858
BlackRock Global Strategies	4,470,709,778	4,551,321,710
FI Pyramis® Quantitative**	5,407,954,109	5,890,386,494
Preservation Asset Allocation	979,147,605	1,703,714,353
Prudential Growth Allocation	22,565,975,281	21,231,442,109
RCM World Trends	2,092,717,494	1,983,841,717

*	For the year ended December 31, 2017 the Portfolio purchases and sales transactions under Rule 17a-7, were $23,027,915 and $26,793,043 respectively. The Portfolio realized a gain of $144,218 as a result of Rule 17a-7 sales transactions.
**	For the year ended December 31, 2017 the Portfolio purchases and sales transactions under Rule 17a-7, were $62,036,095 and $32,649,550 respectively. The Portfolio realized a gain of $2,097,040 as a result of Rule 17a-7 sales transactions.

B13

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2017 is presented as follows:

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Advanced Strategies
Goldman Sachs Small-Cap Value	$49,076,032	$—	$—	$5,980,926	$—	$55,056,958	2,318,188	$—
Small-Cap Growth	57,038,545	14,400,000	15,550,000	6,364,214	6,373,708	68,626,467	1,541,821	—
Small-Cap Growth Opportunities	54,196,752	14,400,000	13,550,000	8,851,716	5,519,489	69,417,957	3,502,420	—
Small-Cap Value	$68,594,317	$45,000,000	$42,800,000	$(6,453,088)	$10,903,453	$75,244,682	2,627,258	$—

	$228,905,646	$73,800,000	$71,900,000	$14,743,768	$22,796,650	$268,346,064		$—

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases		Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Balanced Asset Allocation
AB Global Bond	$442,361,429	$182,154,529		$39,180,000		$11,578,570	$2,402,127	$599,316,655	55,185,696	$—
AQR Emerging Markets Equity	10,075,989	13,354,082	*	1,664,000		(1,980,671)	158,497	19,943,897	1,555,686	—
AQR Large-Cap	981,315,167	18,177,015		322,705,421		60,499,494	116,902,464	854,188,719	46,626,022	—
BlackRock Low Duration Bond	34,799,516	247,000		1,866,495		564,069	20,069	33,764,159	3,143,776	—
BlackRock/Loomis Sayles Bond	169,829,234	14,005,000		12,337,266		6,769,381	617,139	178,883,488	13,114,625	—
Boston Partners Large-Cap Value	157,376,553	—		202,834,881	*	18,062,947	27,395,381	—	—	—
ClearBridge Dividend Growth	422,711,433	8,138,212		44,490,000		57,526,339	16,685,513	460,571,497	26,124,305	—
Goldman Sachs Global Income	270,010,235	23,979,039		18,540,000		4,762,647	923,811	281,135,732	26,249,835	—
Goldman Sachs Large-Cap Value	154,756,650	153,112,886	*	43,395,000		(31,804,825)	10,606,007	243,275,718	7,827,404	—
Goldman Sachs Mid-Cap Growth	27,660,129	9,964,354		6,200,000		5,159,373	2,630,394	39,214,250	4,158,457	—
Goldman Sachs Small-Cap Value	82,341,015	—		—		10,034,947	—	92,375,962	3,889,514	—
Goldman Sachs Strategic Income	104,123,781	8,398,000		9,452,032		(5,042)	(321,552)	102,743,155	10,680,162	—
Government Money Market	50,820,154	173,009		—		—	—	50,993,163	50,993,163	173,009
High Yield	146,811,497	—		78,500,000		(4,321,872)	15,015,835	79,005,460	7,845,627	—
Hotchkis & Wiley Large-Cap Value	214,846,126	112,599,099		54,810,000		37,201,586	12,391,729	322,228,540	10,827,572	—
International Growth	407,867,921	10,880,000		44,185,000		128,310,103	13,937,230	516,810,254	28,823,773	—
International Value	421,784,538	11,110,000		44,485,000		83,043,501	11,522,778	482,975,817	22,653,650	—
Jennison Large-Cap Growth	176,937,254	66,547,687		49,449,643		42,731,785	21,506,628	258,273,711	8,317,994	—

B14

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Loomis Sayles Large-Cap Growth	$295,447,610	$112,724,783	$69,800,000		$64,434,227	$37,001,565	$439,808,185	8,819,093	$—
Lord Abbett Core Fixed Income	332,371,841	19,595,000	112,324,229		4,656,651	3,987,751	248,287,014	19,642,960	—
MFS Growth	231,942,208	65,785,919	108,666,696		8,168,560	51,027,567	248,257,558	10,470,584	—
MFS Large-Cap Value	304,565,757	86,404,437	36,865,000		41,690,430	13,429,616	409,225,240	20,359,465	—
Neuberger Berman/LSV Mid-Cap Value	19,313,191	4,802,565	3,095,000		1,737,029	1,048,940	23,806,725	681,946	—
Parametric Emerging Markets Equity	8,514,923	245,000	1,009,500		2,186,203	14,082	9,950,708	984,244	—
Prudential Core Bond	916,452,621	67,195,000	162,852,284		32,797,087	14,331,882	867,924,306	70,562,952	—
QMA Emerging Markets Equity	5,840,929	177,000	13,243,081	*	7,231,896	(6,744)	—	—	—
QMA International Core Equity	214,039,751	5,495,000	21,765,000		48,610,644	3,232,524	249,612,919	19,546,822	—
QMA Large-Cap	980,237,000	18,177,015	312,286,101		55,976,905	115,525,116	857,629,935	46,109,136	—
Small Cap Growth Opportunities	90,798,784	8,225,000	20,750,000		13,421,713	9,611,869	101,307,366	5,111,371	—
Small-Cap Growth	93,003,183	8,225,000	20,745,000		11,365,301	8,761,372	100,609,856	2,260,388	—
Small-Cap Value	140,430,884	27,955,000	73,025,000		(21,425,986)	29,157,375	103,092,273	3,599,591	—
T. Rowe Price Large-Cap Growth	143,653,564	148,526,566	48,100,000		49,972,385	25,927,442	319,979,957	9,234,631	—
T. Rowe Price Large-Cap Value	204,040,486	126,932,149	54,805,000		36,026,387	6,802,109	318,996,131	21,069,758	—
T. Rowe Price Natural Resources	6,738,696	40,000,000	45,082,972		(251,537)	(1,404,187)	—	—	—
Templeton Global Bond	249,422	—	—		5,090	—	254,512	23,137	—
WEDGE Capital Mid-Cap Value	18,408,252	5,182,296	3,095,000		2,181,020	1,407,374	24,083,942	934,210	—
Wellington Management Global Bond	526,549,858	207,696,543	46,125,000		15,099,720	1,728,926	704,950,047	66,192,493	—
Western Asset Core Plus Bond	622,834,588	44,800,000	118,849,300		18,005,407	16,749,445	583,540,140	45,553,485	—
Western Asset Emerging Markets Debt	49,676,640	—	26,000,000		2,296,413	413,860	26,386,913	2,314,641	—

	$9,481,538,809	$1,630,984,185	$2,272,578,901		$822,317,877	$591,141,934	$10,253,403,904		$173,009

B15

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases*	Proceeds from Sales*	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Preservation Asset Allocation
AB Global Bond	$464,605,725	$236,431,272	$79,620,000	$12,033,256	$4,746,936	$638,197,189	58,765,855	$—
AQR Emerging Markets Equity	4,325,550	2,830,832	1,228,000	1,939,237	113,777	7,981,396	622,574	—
AQR Large-Cap	369,646,362	33,094,663	156,630,248	12,140,562	56,877,579	315,128,918	17,201,360	—
BlackRock Low Duration Bond	36,268,142	3,698,217	4,536,000	593,716	90,997	36,115,072	3,362,670	—
BlackRock/Loomis Sayles Bond	178,290,831	28,005,528	24,412,812	7,336,858	1,179,920	190,400,325	13,958,968	—
Boston Partners Large-Cap Value	57,305,549	557,485	58,019,198	(9,856,143)	10,012,307	—	—	—
ClearBridge Dividend Growth	155,287,707	14,450,690	30,495,000	16,705,235	11,590,242	167,538,874	9,503,056	—
Goldman Sachs Global Income	283,297,424	46,760,084	37,785,000	5,176,439	1,652,920	299,101,867	27,927,345	—
Goldman Sachs Large-Cap Value	56,315,363	46,094,030	23,660,000	3,379,685	5,746,802	87,875,880	2,827,409	—
Goldman Sachs Mid-Cap Growth	11,159,071	5,163,212	3,332,000	1,832,410	1,444,959	16,267,652	1,725,096	—
Goldman Sachs Small-Cap Value	42,087,057	—	—	5,129,174	—	47,216,231	1,988,052	—
Goldman Sachs Strategic Income	109,815,434	16,310,281	17,261,742	482,107	(576,631)	108,769,449	11,306,596	—
Government Money Market	71,979,481	7,368,584	15,000,000	—	—	64,348,065	64,348,065	254,408
High Yield	153,937,713	13,587,684	92,095,000	(2,699,456)	16,515,939	89,246,880	8,862,649	—
Hotchkis & Wiley Large-Cap Value	78,306,346	49,257,685	29,905,000	13,498,867	5,482,696	116,640,594	3,919,375	—
International Growth	151,296,856	13,853,506	31,850,000	42,694,344	10,875,972	186,870,678	10,422,235	—
International Value	158,540,255	14,003,547	32,090,000	26,026,460	10,251,835	176,732,097	8,289,498	—
Jennison Large-Cap Growth	64,936,169	31,244,497	25,828,418	17,546,624	6,645,367	94,544,239	3,044,903	—
Loomis Sayles Large-Cap Growth	106,128,567	54,125,434	37,510,000	19,128,999	19,002,593	160,875,593	3,225,899	—
Lord Abbett Core Fixed Income	350,151,481	39,550,477	135,362,602	4,618,545	4,911,863	263,869,764	20,875,772	—
MFS Growth	82,964,952	31,199,382	45,416,191	116,990	21,896,053	90,761,186	3,827,971	—
MFS Large-Cap Value	110,799,232	42,377,886	20,125,000	15,445,984	5,544,394	154,042,496	7,663,806	—
Neuberger Berman/LSV Mid-Cap Value	7,533,929	2,662,683	1,721,000	583,260	582,669	9,641,541	276,183	—

B16

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases*	Proceeds from Sales*	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Parametric Emerging Markets Equity	$3,804,693	$335,799	$733,500	$996,060	$15,552	$4,418,604	437,053	$—
Prudential Core Bond	960,773,440	134,453,725	224,884,336	33,106,919	20,022,411	923,472,159	75,079,037	—
QMA Emerging Markets Equity	2,158,326	31,440	2,402,647	218,529	(5,648)	—	—	—
QMA International Core Equity	74,779,553	6,654,528	15,610,000	16,379,753	2,091,072	84,294,906	6,601,011	—
QMA Large-Cap	369,818,816	33,070,029	153,099,975	9,920,055	56,734,675	316,443,600	17,013,097	—
Small-Cap Growth Opportunities	33,230,044	5,447,117	10,960,000	3,906,489	4,770,477	36,394,127	1,836,232	—
Small-Cap Growth	35,365,475	5,606,232	10,970,000	3,562,786	4,408,924	37,973,417	853,143	—
Small-Cap Value	41,224,509	15,805,881	34,660,000	(10,615,103)	13,286,000	25,041,287	874,347	—
T. Rowe Price Large-Cap Growth	53,231,645	60,630,518	25,450,000	17,267,459	11,435,373	117,114,995	3,379,942	—
T. Rowe Price Large-Cap Value	74,305,839	54,863,365	29,895,000	12,248,329	3,928,332	115,450,865	7,625,553	—
T. Rowe Price Natural Resources	2,861,038	15,539,711	17,760,774	(105,347)	(534,628)	—	—	—
Templeton Global Bond	1,415,052	—	—	28,878	—	1,443,930	131,266	—
WEDGE Capital Mid-Cap Value	7,304,344	2,673,365	1,721,000	716,452	783,163	9,756,324	378,445	—
Wellington Management Global Bond	553,805,855	271,912,909	93,700,000	14,885,585	3,445,041	750,349,390	70,455,342	—
Western Asset Core Plus Bond	652,909,108	89,009,788	160,765,086	18,417,675	21,681,569	621,253,054	48,497,506	—
Western Asset Emerging Markets Debt	61,069,322	2,483,874	36,140,000	2,387,375	1,060,295	30,860,866	2,707,094	—

	$6,033,036,255	$1,431,145,940	$1,722,635,529	$317,175,047	$337,711,797	$6,396,433,510		$254,408

*	A portion of the amount represents merger activity of the underlying Portfolio during the reporting period.
**	The Portfolios did not have any capital distributions during the reporting period.

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

B17

7.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Each Portfolios’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Portfolios had another SCA that provided a commitment of $900 million and the Portfolios paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Portfolios did not utilize the SCA during the reporting period ended December 31, 2017.

8.	Capital and Ownership

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

As of December 31, 2017, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Pruco Life Insurance Company (“PLAZ”) and Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

9.	Reorganization

On November 17, 2016, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of the AST Defensive Asset Allocation Portfolio and AST Schroders Global Tactical Portfolio (the “Merged Portfolios”) for shares of AST Preservation Asset Allocation Portfolio and AST Prudential Growth Allocation Portfolio (the “Acquiring Portfolios”), respectively, and the assumption of the liabilities of the Merged Portfolios by the Acquiring Portfolios. Shareholders approved each Plan at a meeting on February 16, 2017 and each reorganization took place on April 28, 2017.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investments Cost
AST Defensive Asset Allocation Portfolio	$489,707,887	$464,497,207
AST Schroders Global Tactical Portfolio	7,490,112,893	7,244,573,453

The purpose of the transactions was to combine two portfolios for each merger with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on April 28, 2017:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST Defensive Asset Allocation Portfolio	44,352,725	AST Preservation Asset Allocation Portfolio	32,096,143	$489,790,149
AST Schroders Global Tactical Portfolio	456,363,075	AST Prudential Growth Allocation Portfolio	495,971,032	7,479,269,216

B18

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolios were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation) on Investments	Acquiring Portfolio	Net Assets
AST Defensive Asset Allocation Portfolio	$489,790,149	$25,210,681	AST Preservation Asset Allocation Portfolio	$6,593,423,020
AST Schroders Global Tactical Portfolio	7,479,269,216	245,539,440	AST Prudential Growth Allocation Portfolio	12,085,908,092

Assuming the acquisitions had been completed on January 1, 2017, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2017 would have been as follows:

Acquiring Portfolio	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments(b)	Net increase (decrease) in net assets resulting from operations
AST Preservation Asset Allocation Portfolio	$(4,309,917)	$678,120,357	$673,810,440
AST Prudential Growth Allocation Portfolio	249,560,217	2,659,803,634	2,909,363,851

(a)	Net investment income (loss) as reported in the Statement of Operations (Year ended December 31, 2017) of the Acquiring Portfolios, plus Net investment income (loss) from the Merged Portfolios pre-merger as follows: AST Defensive Asset Allocation Portfolio $(173,246) and AST Schroders Global Tactical Portfolio $21,615,234.
(b)	Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations (Year ended December 31, 2017) of the Acquiring Portfolios, plus net realized and unrealized gain (loss) on investments from the Merged Portfolios pre-merger as follows: AST Defensive Asset Allocation Portfolio $12,704,982 and AST Schroders Global Tactical Portfolio $346,153,536.

Since both the Merged Portfolios and the Acquiring Portfolios sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since April 28, 2017 for the Plan.

B19

Financial Highlights

	AST Advanced Strategies Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.13	$15.05		$14.94	$14.08	$12.08

Income (Loss) From Investment Operations:
Net investment income (loss)	0.27	0.26		0.19	0.18	0.14
Net realized and unrealized gain (loss) on investments	2.45	0.81		(0.08)	0.68	1.86

Total from investment operations	2.72	1.07		0.11	0.86	2.00

Capital Contributions(d)	—	0.01		—	—	—

Net Asset Value, end of year	$18.85	$16.13		$15.05	$14.94	$14.08

Total Return(a)	16.86%	7.18	%(e)	0.74%	6.11%	16.56%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$9,272.5	$8,475.4		$8,472.7	$8,895.8	$8,426.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.87%	0.88%		0.88%	0.89%	0.90%
Expenses Before Waivers and/or Expense Reimbursement	0.90%	0.91%		0.92%	0.92%	0.93%
Net investment income (loss)	1.52%	1.68%		1.28%	1.25%	1.10%
Portfolio turnover rate	232%	207%		138%	140%	148%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.11%.

	AST Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2017(c)	2016(c)	2015(c)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.70	$14.77	$14.70	$13.80	$11.73

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	(0.02)	(0.02)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	2.35	0.95	0.09	0.92	2.09

Total from investment operations	2.34	0.93	0.07	0.90	2.07

Net Asset Value, end of year	$18.04	$15.70	$14.77	$14.70	$13.80

Total Return(a)	14.90%	6.30%	0.48%	6.52%	17.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$11,444.6	$10,593.7	$10,497.4	$11,009.6	$10,590.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Net investment income (loss)	(0.04)%	(0.10)%	(0.14)%	(0.14)%	(0.15)%
Portfolio turnover rate	15%	18%	25%	16%	47%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST BlackRock Global Strategies Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.45	$11.64		$12.00	$11.45	$10.32

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20	0.17		0.13	0.12	0.09
Net realized and unrealized gain (loss) on investments	1.38	0.64		(0.49)	0.43	1.04

Total from investment operations	1.58	0.81		(0.36)	0.55	1.13

Capital Contributions(d)	—	—	(e)	—	—	—

Net Asset Value, end of year	$14.03	$12.45		$11.64	$12.00	$11.45

Total Return(a)	12.69%	6.96	%(f)	(3.00)%	4.80%	10.95%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,501.9	$2,277.0		$2,221.5	$2,325.9	$2,207.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.11%	1.12	%(g)	1.10%	1.11%	1.10%
Expenses Before Waivers and/or Expense Reimbursement	1.12%	1.12	%(g)	1.10%	1.11%	1.11%
Net investment income (loss)	1.50%	1.42%		1.05%	1.01%	0.98%
Portfolio turnover rate	250%	280%		253%	266%	380%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(g)	The expense ratio includes interest expense on short sales of 0.01% for the year ended December 31, 2016.

	AST FI Pyramis® Quantitative Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.75	$12.23		$12.11	$11.74	$10.23

Income (Loss) From Investment Operations
Net investment income (loss)	0.18	0.17		0.16	0.20	0.18
Net realized and unrealized gain (loss) on investments	1.92	0.35		(0.04)	0.17	1.33

Total from investment operations	2.10	0.52		0.12	0.37	1.51

Capital Contributions(d)	—	—	(e)	—	—	—

Net Asset Value, end of year	$14.85	$12.75		$12.23	$12.11	$11.74

Total Return(a)	16.47%	4.25	%(f)	0.99%	3.15%	14.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,303.7	$4,791.5		$4,819.7	$4,929.2	$5,030.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.94%	0.87%		0.80%	0.82%	0.89%
Expenses Before Waivers and/or Expense Reimbursement	0.94%	0.94%		0.94%	0.94%	0.93%
Net investment income (loss)	1.33%	1.34%		1.31%	1.45%	1.79%
Portfolio turnover rate	152%	174%		125%	241%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Preservation Asset Allocation Portfolio
	Year Ended December 31,
	2017(c)	2016(c)	2015(c)	2014	2013(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.70	$13.94	$13.92	$13.16	$12.05

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	(0.02)	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	1.50	0.78	0.04	0.77	1.13

Total from investment operations	1.49	0.76	0.02	0.76	1.11

Net Asset Value, end of year	$16.19	$14.70	$13.94	$13.92	$13.16

Total Return(a)	10.14%	5.45%	0.14%	5.78%	9.21%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,996.2	$6,601.5	$6,781.4	$7,488.2	$7,669.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Net investment income (loss)	(0.06)%	(0.11)%	(0.14)%	(0.15)%	(0.15)%
Portfolio turnover rate	16%	17%	29%	19%	30%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Prudential Growth Allocation Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.29	$12.98		$13.06	$11.96	$10.22

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20	0.19		0.16	0.15	0.13
Net realized and unrealized gain (loss) on investments	2.10	1.12		(0.24)	0.95	1.61

Total from investment operations	2.30	1.31		(0.08)	1.10	1.74

Capital Contributions(d)	—	—	(e)	—	—	—

Net Asset Value, end of year	$16.59	$14.29		$12.98	$13.06	$11.96

Total Return(a)	16.10%	10.09	%(f)	(0.61)%	9.20%	17.03%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$20,624.6	$11,314.4		$10,796.4	$7,157.2	$6,379.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.87%	0.90%		0.92%	0.92%	0.92%
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.91%		0.92%	0.93%	0.94%
Net investment income (loss)	1.32%	1.41%		1.21%	1.28%	1.28%
Portfolio turnover rate	157%	143%		211%	153%	288%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST RCM World Trends Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.63	$12.05		$12.07	$11.49	$10.21

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18	0.16		0.14	0.14	0.07
Net realized and unrealized gain (loss) on investments	1.87	0.41		(0.16)	0.44	1.21

Total from investment operations	2.05	0.57		(0.02)	0.58	1.28

Capital Contributions(d)	—	0.01		—	—	—

Net Asset Value, end of year	$14.68	$12.63		$12.05	$12.07	$11.49

Total Return(a)	16.23%	4.81	%(e)	(0.17)%	5.05%	12.54%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,642.7	$5,074.9		$5,229.6	$4,655.1	$4,457.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.02%		1.03%	1.00%	0.74%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.03%		1.03%	1.04%	0.82%
Net investment income (loss)	1.30%	1.30%		1.15%	1.20%	0.73%
Portfolio turnover rate	48%	41%		51%	34%	153%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.73%.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AST Advanced Strategies Portfolio, AST Balanced Asset Allocation Portfolio, AST BlackRock Global Strategies Portfolio, AST FI Pyramis Quantitative Portfolio, AST Preservation Asset Allocation Portfolio, AST Prudential Growth Allocation Portfolio, and AST RCM World Trends Portfolio (the “Portfolios”), each a portfolio of Advanced Series Trust, including the schedules of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Insurance investment companies since 2003.

New York, New York

February 22, 2018

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Advanced Series Trust (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Trustee	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 50) Trustee Since February 2011	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	107	Director of NextEra Energy Partners, LP (NYSE: NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 68) Trustee Since January 2013	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	107	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 58) Trustee Since September 2014	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	107	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 67) Trustee Since January 2013	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	107	None

E1

Independent Trustees
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Trustee	Other Directorships Held by Trustee**
Stephen M. Chipman* (Age: 56) Trustee Since January 2018	Chief Executive Officer of Radius GGE (USA), Inc. (Since June 2016); formerly, Senior Vice Chairman (December 2014-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	107	None
Robert F. Gunia* (Age: 71) Trustee Since July 2003	Director of ICI Mutual Insurance Company (June 2016-present); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	107	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 76) Trustee Since July 2003 Independent Chair Since July 2003	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	107	None
Thomas M. O’Brien* (Age: 67) Trustee Since July 2003	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	107	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 52) Trustee Since October 2009	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	107	None

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Edward C. Merrill, IV, CFA* (33) Vice President Trust Officer Since June 2017	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).
Raymond A. O’Hara* (62) Chief Legal Officer Trust Officer Since June 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (42) Chief Compliance Officer Trust Officer Since 2014	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Mutual Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.
Deborah A. Docs* (60) Secretary Trust Officer Since May 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (59) Assistant Secretary Trust Officer Since May 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (43) Assistant Secretary Trust Officer Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French* (55) Assistant Secretary Trust Officer Since October 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (43) Assistant Secretary Trust Officer Since May 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (54) Treasurer and Principal Financial & Accounting Officer Trust Officer Since February 2006	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).
Peter Parrella* (59) Assistant Treasurer Trust Officer Since June 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (50) Assistant Treasurer Trust Officer Since April 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (56) Assistant Treasurer Trust Officer Since April 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Charles H. Smith* (45) Anti-Money Laundering Compliance Officer Trust Officer Since January 2017	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).
Alina Srodecka, CPA* (51) Assistant Treasurer Trust Officer Since June 2017	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800) SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

PRSRT STD

U.S. POSTAGE

PAID

DWIGHT, IL

PERMIT NO. 3

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2018 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-C

Advanced Series Trust

ANNUAL REPORT	December 31, 2017

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Academic Strategies Asset Allocation Portfolio

AST AQR Large-Cap Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST Legg Mason Diversified Growth Portfolio

AST New Discovery Asset Allocation Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2017

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Academic Strategies Asset Allocation Portfolio	A1
	AST AQR Large-Cap Portfolio	A122
	AST Capital Growth Asset Allocation Portfolio	A129
	AST ClearBridge Dividend Growth Portfolio	A133
	AST Goldman Sachs Multi-Asset Portfolio	A138
	AST J.P. Morgan Global Thematic Portfolio	A217
	AST J.P. Morgan Strategic Opportunities Portfolio	A288
	AST Legg Mason Diversified Growth Portfolio	A363
	AST New Discovery Asset Allocation Portfolio	A376
	AST T. Rowe Price Growth Opportunities Portfolio	A394
	Glossary	A427

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2017

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2018

Market Overview — unaudited	Annual Report	December 31, 2017

Equity Market Overview

Stocks markets around the world rallied in 2017 bolstered by reports of accelerating global economic growth. Equities in emerging markets posted the best returns. In the United States, the S&P 500® Index rose 21.82% and generated positive returns every month of the period.

Market and economic highlights

U.S. stocks performed well in the first quarter driven by investors’ hopes for tax cuts, a rise in consumer spending and corporate profits, and regulatory reforms. Positive economic news abroad also increased appetite for equities. In March, the Federal Reserve raised its target for the short-term federal funds rate by 0.25%, and would proceed to do so again in June and December. Central banks in several other countries scaled back their quantitative-easing efforts.

Second-quarter corporate profits were strong. In August, stocks retreated in reaction to mounting tensions between the U.S. and North Korea, but the pullback was short-lived. During the fourth quarter, stocks advanced again on positive corporate earnings, and in anticipation of tax reform. Corporate earnings rose at double-digit levels in Europe and Japan in the third quarter.

In late December, President Donald J. Trump signed the Tax Cuts and Jobs Act into law, reducing the corporate tax rate from 35% to 21% (effective 2018).

Following a sluggish first quarter, Gross Domestic Product (GDP) growth rose above 3% in the second and third quarters, yet inflation remained tame. The unemployment rate fell to 4.1% — its lowest level since 2000, and investment by businesses picked up. Unemployment also dropped in many other nations including Germany, the United Kingdom, and Japan. The U.S. dollar closed the year sharply lower against other major currencies.

Information technology stocks soar

For the 12 months, nine of the S&P 500’s 11 sectors turned in double-digit returns, and only two ended in negative territory. Information technology led with a return of 38.83%. Demand for cyclical stocks was strong. The materials sector was the second-best performer, rising 23.84%, followed by consumer discretionary, up 22.98%. Next in line was the financial sector, which gained 22.18%. Rising interest rates, which increase lenders’ profit margins; solid earnings, and a loosening of regulations boosted demand for this group. Investors snapped up health care stocks, which rose 22.08% in anticipation of health care reform. The industrials and consumer staples sectors followed, returning 21.03% and 13.49%, respectively.

Despite their favorable dividends, the defensive utilities and real estate sectors lagged but returned an impressive 12.11% and 10.85%, respectively. Telecommunications stocks, facing competitive pressures from cable companies, ended down 1.25%. Energy stocks finished down 1.01%. Their prices fell sharply during the first half of the year as oil prices tumbled, although both the sector and oil prices rebounded later in the year.

Growth and large-cap stocks outperform in Russell Indexes

The Russell US indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), ended 2017 higher. For the year, the Russell 1000 Growth Index returned 30.21%, more than doubling the Russell 1000 Value Index’s 13.66% return. Growth outperformed due in part to huge gains of large-cap tech stocks. By contrast, the energy sector detracted from value stocks’ performance. Large-cap equities, as measured by the Russell 1000® Index, gained 21.69%. The sector was bolstered by a pickup in economic activity abroad, U.S. dollar weakness, and rising short-term rates The Russell Midcap® Index returned 18.52%. Small-caps, as measured by the Russell 2000® Index, returned 14.65%.

Emerging markets lead international markets

Equities trading in emerging markets, particularly technology and financial issues, soared on reports of improving earnings and fundamentals. The MSCI Emerging Markets Index, net of dividends, rose 37.28% in U.S. dollars and 30.55% in local-currency terms. In U.S. dollars, Far East and Asian stocks rallied 43.53% and 42.83%, respectively. The Brazil, Russia, India, and China (BRIC) group advanced 41.75%, EMEA returned 24.54%. Latin America rose 23.74%, and Europe returned 20.54%.

On a country basis, Poland led with a return of 54.72%. China followed posting a return of 54.07%, and South Korea advanced 47.30%. Conversely, Pakistan, in contrast to its stellar performance in 2016, finished down 24.44%. Qatar dropped 11.51%.

The MSCI-EAFE Index, which measures the performance of developed markets excluding the United States and Canada, returned (net of dividends) 25.03% in U.S dollars and 15.23% in local-currency terms. In U.S. dollars, the best-performing markets were Austria, which returned 58.31%; Hong Kong, which rose 36.17%, and Denmark, which advanced 34.69%.

In the Pacific region, Singapore followed Hong Kong with a gain of 35.57%. Japan rose 23.99% driven by reports of explosive corporate earnings, increased trade, and monetary stimulus. Eurozone equities benefitted from a rise in consumer confidence and diminishing political uncertainty. “Heavy weights” in this group that performed well included France, which rose 28.75%; Italy, which advanced 28.43%; Germany, which returned 27.70%; and the United Kingdom, which gained 22.30%. Israel bucked the trend, returning merely 2.06%.

Market Overview — unaudited	Annual Report	December 31, 2017

Fixed Income Market Overview

Bond markets in many developed and emerging markets advanced in 2017 despite interest rate hikes and other reductions in economic stimulus by central banks, broad-based global economic expansion, rising commodity prices, and geopolitical concerns.

Over the 12-month period, based on the performance of Bloomberg Barclays bond indexes, U.S. investment-grade bonds returned 3.54%. Corporate high-yield bonds returned 7.50%. Investment-grade corporate bonds followed with a gain of 6.42%. Treasury Inflation Protected Securities (TIPS) advanced 3.01%. Agency mortgage-backed securities returned 2.47%, closing marginally higher than U.S. Treasury securities, which returned 2.30%.

Municipal bonds advanced 5.45% and global investment-grade bonds gained 7.40%, according to Bloomberg Barclays bond index returns. Emerging markets, as measured by the J.P. Morgan EMBI Global Diversified Index, outperformed with a return of 10.26%.

Central banks react to global economic growth

Following a sluggish first quarter, Gross Domestic Product (GDP) growth in the U.S. rose above 3% in the second and third quarters. The unemployment rate fell to 4.1% — its lowest level since 2000, and investment by businesses picked up. Unemployment also dropped in many other nations including Germany, the United Kingdom, and Japan, which benefited from its aggressive stimulus campaign. Oil prices dropped in the first half of the year but rallied later, particularly in the final quarter, to close the period higher. In contrast to the euro, the U.S. dollar closed the year sharply lower against other major currencies.

Despite low inflation, the Federal Reserve raised its target for the short-term federal funds interbank-lending rate three times during the year, each time by a quarter of a percentage point. Central banks in several other countries scaled back their quantitative-easing efforts.

During the period, the European Central Bank (ECB) trimmed its bond purchases and said that it would further reduce them in 2018. Central banks, including the Bank of England and the People’s Bank of China, raised interest rates.

In late December, President Donald J. Trump signed the Tax Cuts and Jobs Act into law, reducing the corporate tax rate from 35% to 21% (effective January 2018).

U.S. Treasury yield curve flattens

The gap between yields on two-year and 10-year U.S. treasuries narrowed considerably as the Fed raised short-term rates, although the bond markets took the incremental rate hikes in stride thanks to the central bank’s forward guidance. Over the 12 months, long-term treasury bonds in particular posted sizeable gains. The yield on the 10-year U.S. Treasury, which moves opposite to price, ended the period at 2.40%.

Corporate bonds advance

Investors’ favorable reception to U.S. tax reforms, solid corporate earnings, and positive global economic growth drove U.S. corporate bond prices higher over the year.

In the investment-grade arena, long-term U.S. corporate bonds performed especially well. European bonds trailed their U.S. peers by a wide margin but outperformed U.S. Treasuries.

In the U.S. high-yield category, the lowest-rated credits performed best. Bonds rated CCC returned 10.6% for the year, according to Bloomberg Barclays data. Returns of U.S. high-yield bonds were more modest in the final quarter of the year due in part to uncertainties regarding tax reform, global growth, and other factors.

Emerging market bonds and currencies rally

Emerging markets overall generated impressive returns despite political uncertainties and rising short-term interest rates in developed markets. The returns were fueled by global economic expansion; a rise in commodity prices such as oil, which retreated during the first half of the year but rebounded to close the year higher at about $60 per barrel; a weaker U.S. dollar (in contrast to the strong performance of currencies of many emerging markets); and relatively tame inflation. Economic growth in countries including Russia, Brazil, and Argentina, expanded in 2017 after contracting the prior year.

TIPS advance as year comes to a close

Although some bond categories like U.S. high-yield bonds lost momentum in the final month of the period, inflation-linked U.S. TIPS rose 0.92% that month — accounting for nearly one-third of their return for the 12 months.

AST Academic Strategies Asset Allocation Portfolio	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	12.58%	5.75%	3.24%
Blended Index	10.61	5.64	4.03
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Academic Strategies Asset Allocation Portfolio returned 12.58%.

The net assets of the Portfolio at December 31, 2017 were $5,725.8 million.

The Portfolio’s investment objective is to seek long-term capital appreciation. It is subadvised by AlphaSimplex Group, LLC, AQR Capital Management, LLC, CoreCommodity Management, LLC, First Quadrant, L.P., Jennison Associates LLC, Morgan Stanley Investment Management, Inc., Pacific Investment Management Company, LLC (PIMCO), Quantitative Management Associates LLC (QMA), and Western Asset Management Company/Western Asset Management Company, Limited.

What were market conditions during the reporting period?

Politics dominated the daily headlines, but an improvement in the strength and scope of the global economic environment and investment expansion provided support for risk assets such as stocks to experience a banner year. Overall, the gains were impressive, and reflected a re-energized global economy. Emerging market equities led all equity classes higher, although the S&P 500 Index posted a very strong 21.82%. During the reporting period, volatility remained stubbornly low.

Despite an escalation in geopolitical risks and heightened tensions with North Korea, defensive assets or “safe havens” were clearly out of favor with investors in 2017, evidence of which was reflected by relatively small gains for US Treasuries and the Japanese yen. Despite three interest rate hikes by the Federal Reserve, the US dollar weakened considerably as global growth rates pulsed higher. While stocks surged, some uncertainty arose over interest rate tightening by the European Central Bank, as well the future of existing trade arrangements regarding Brexit and Europe.

What strategies or holdings affected the Portfolio’s performance?

Strategic asset allocation contributed to the Portfolio’s performance relative to the Blended Index (the Index). An allocation to emerging market equities helped results, as emerging markets outperformed developed markets. Additionally, an allocation to high yield relative to core fixed income also positively affected the Portfolio.

Tactical allocation or short-term moves added to Portfolio outperformance relative to the Index. An overweight against the Index to US and international equities added value, as domestic stocks outpaced bonds by a considerable difference. This outperformance was driven by a corporate earnings recovery and expectations for governmental pro-growth policies.

The Portfolio’s subadviser selection also contributed to performance relative to the Index. The Portfolio’s core plus fixed income sleeve drove outperformance. Specifically, AST Western Asset Core Plus and AST Prudential Core Bond significantly outperformed the Bloomberg Barclays Aggregate US Bond Index. Additionally, all four of the Portfolio’s large-cap growth subadvisers significantly outperformed the Russell 1000® Growth Index during a strong environment for active managers.

Several of the Portfolio’s subadvisers use derivatives to maintain market exposure while providing liquidity to meet shareholder redemptions and to get in and out of positions quickly. Bond sleeves use derivatives such as interest rate swaps, futures, options, and swaptions (options on interest rate swaps) to gain interest rate and inflation exposures to various countries quickly and efficiently. Alternative strategy sleeves use derivatives to produce uncorrelated sources of market exposure, such as using currency forwards or futures contracts to replicate the exposures of a universe of hedge funds, or as half of an arbitrage position to hedge another position in a sleeve. The Portfolio has an overlay sleeve to both provide liquidity and enhance performance. It is managed as a completion fund for the overall Portfolio — that is, it brings the net asset allocation of a fund to a desired posture after the various sleeve exposures are taken into account. Taken in isolation, any of these strategies may have added or detracted from Portfolio performance, but most of the Portfolio’s overall return was driven by the subadvisers’ stock and bond holdings. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST AQR Large-Cap Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	22.13%	13.83%
S&P 500 Index	21.82	14.03

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 4/29/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST AQR Large-Cap Portfolio returned 22.13%.

The net assets of the Portfolio at December 31, 2017 were $2,649.3 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by AQR Capital Management, LLC.

What were market conditions during the reporting period?

Despite muted optimism by Wall Street strategists to start the year, US equity markets reached all-time highs amid historically low volatility. Developed markets were broadly supported by better-than-expected growth data in the first quarter while US equities were also boosted by strong technology sector performance and earnings growth. Equity markets continued to reach, and surpass, record highs during the second quarter on the back of a weaker US dollar and positive bank stress-test results.

Major indexes pulled back in August amid heightened geopolitical uncertainty surrounding North Korea, although equity markets rebounded during the following weeks as the market focus quickly returned to increased expectations around corporate tax reform. Strong earnings, notably in the technology sector, supported the equity markets throughout the year, while tax reform was a primary second-half driver of continued strong performance. US equities outperformed other developed markets over the year, bolstered by a weaker US dollar, earnings growth, and the successful passing of corporate tax reform.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s outperformance, relative to the S&P 500 Index (the Index), was driven by stock selection within sectors. Stock selection within the consumer discretionary and the industrials sectors contributed positively to returns, while information technology detracted.

Sector selection detracted slightly from performance, driven by an overweight (holding more positions than the Index) in utilities. From an investment theme perspective, investor sentiment and stability factors were the best-performing themes. The investor sentiment theme in the Portfolio is a program that evaluates the actions of informed investors to infer opportunities or threats that may not be captured within other investment themes in the Portfolio. The Portfolio’s stability strategy measures the competitive strength of a company through a variety of lenses in the Portfolio’s belief that companies with better competitive positions generate higher risk-adjusted returns over time.

On the other hand, valuation, which identifies stocks that are considered cheap relative to peers over a number of value indicators, was the worst-performing investment theme in the Portfolio.

Portfolio performance was captured through derivatives in equities and equity index futures. The Portfolio utilizes equity index futures to gain beta (risk) exposure to the equity market. Therefore, derivatives did not have a material effect on excess returns. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST Capital Growth Asset Allocation Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	17.89%	10.69%	5.48%
Blended Index	17.17	11.13	6.80
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Capital Growth Asset Allocation Portfolio returned 17.89%.

The net assets of the Portfolio at December 31, 2017 were $14,539.0 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

The corporate earnings recovery that began in late 2016 strengthened, providing a tailwind to US stocks. Expectations for pro-growth fiscal policies following the presidential election further fueled equity market gains, with the corporate tax cuts signed into law in late December being a notable example. Foreign stock markets posted even larger returns, catalyzed by robust and synchronized global economic growth. Notably, Europe and Japan showed several reflationary signs that ignited strong returns in their respective stock markets, while several emerging economies benefited from the stabilization of energy markets. Given the failure of inflation to materialize globally to any significant degree, global bonds performed better than initially expected, but still underperformed global equities. Yield curves for the most part ended the period flatter as longer-term yields declined.

What strategies or holdings affected the Portfolio’s performance?

Tactical allocations added to the Portfolio’s performance relative to the Portfolio’s benchmark index, the Blended Index (Index). The Portfolio was overweight, meaning it held more shares than the Index, in both US and international equities with expectations that equities would outpace bonds. However, the Portfolio’s relative performance was adversely impacted by holdings in the liquidity sleeve where international equity futures underperformed on the heels of a weaker US dollar. Additionally, subadvisers of the fixed income sleeves had lowered their interest rate exposure by holding limited duration bonds and extra cash in anticipation of continued US Federal Reserve Bank (Fed) policy normalization. Although the Fed did hike rates three times and began to unwind its balance sheet, longer-duration bonds outperformed as inflation remained in check. This was a mild headwind for the Portfolio’s relative returns, although losses were mitigated by an underweight exposure to bonds, as well as an allocation to high yield bonds which benefited from further spread compression.

Manager selection added value to relative Portfolio performance. The large-cap growth and value managers outperformed their respective benchmarks with the exception of Goldman Sachs Large Cap Value. AST International Growth added value to returns whereas AST International Value detracted. AQR Large Cap Core, QMA Large Cap Core, and Clearbridge Dividend Growth underperformed their respective benchmarks. Within fixed income, the domestic managers added value whereas the global managers detracted from performance.

A small cash position used to manage day-to-day liquidity detracted from Portfolio performance as both equity and fixed income markets outperformed cash. The Portfolio’s fund-of-funds structure is managed by QMA with an active overlay component that uses derivatives to gain market exposure. Within the component, index futures are used to provide liquidity rather than to enhance Portfolio performance. The overlay slightly detracted over the period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST ClearBridge Dividend Growth Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	18.40%	12.41%
S&P 500 Index	21.82	14.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST ClearBridge Dividend Growth Portfolio returned 18.40%.

The net assets of the Portfolio at December 31, 2017 were $1,693.2 million.

The investment objective of the Portfolio is to seek income, capital preservation, and capital appreciation. The Portfolio is subadvised by ClearBridge Investments, LLC.

What were market conditions during the reporting period?

Whether it was hopes for tax cuts, which materialized, or the effects of prolonged monetary stimulus coupled with ultra-low interest rates courtesy of the Federal Reserve, the US economy did better in 2017 than it had for many years. Unemployment reached a 17-year low, consumer confidence remained high, and spending by individuals and corporations began to tick up. Corporate earnings continued to rise, and corporate tax cuts promised sharp increases in 2018.

At the beginning of the period, the subadviser was mildly positive on stocks, but did not expect the relentless upward march seen in 2017. It was believed that ultra-low interest rates would prevent any major declines. Also, the unsuccessful attempts to repeal the Affordable Care Act unfolded, and it was thought the dramatic polarization and fighting in Washington, DC would prevent progress toward a tax bill, which did not happen, as the tax bill went through in late December.

The stock market generated strong performance during 2017, and toward the end of the year, it began pricing in the rise in corporate earnings that may come from corporate tax cuts. Stocks were further supported during the period by economic expansion in virtually all major countries.

What strategies or holdings affected the Portfolio’s performance?

Relative to the S&P 500 Index (the Index), sector allocations detracted from performance, while overall stock selection was beneficial. Specifically, the Portfolio’s underweight position against the Index in the information technology sector and its overweight in the consumer staples sector, as well as its cash holdings, detracted from relative returns. However, the Portfolio was helped by an underweight in the telecommunication services sector. In terms of selection effects, stock choices in the real estate, utilities, and consumer staples sectors contributed positively to relative performance, while stock selection in the financials, materials, consumer discretionary, and energy sectors accounted for the largest negative effects.

Among individual stocks, the Portfolio’s five leading contributors were American Tower, Home Depot, Apple, Microsoft, and Brookfield Infrastructure Partners. The five largest detractors were Schlumberger, General Electric (which was no longer held in the Portfolio at the end of the period), Exxon Mobil, Kinder Morgan, and Verizon Communications. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST Goldman Sachs Multi-Asset Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	12.28%	6.00%	4.35%
Blended Index	12.94	7.21	5.18
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10-YEARS

For the year ended December 31, 2017, the AST Goldman Sachs Multi-Asset Portfolio returned 12.28%.

The net assets of the Portfolio at December 31, 2017 were $3,244.3 million.

The investment objective of the Portfolio is to obtain a high level of total return consistent with its level of risk tolerance. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

What were market conditions during the reporting period?

The year 2017 saw several market themes unfold, including resurgence of the emerging markets and commodity prices, geopolitical events such as European elections, the rise of populism, US tax reform, and atypically low levels of market volatility. These themes set the scene for a yearlong rally in equities, currencies, commodities, and US Treasury bonds. The VIX Index, commonly known as the US equity market’s “fear gauge,” recorded a new all-time low in November.

Emerging market equities outperformed developed market equities during 2017, supported by the relatively stronger economic growth rate of emerging markets. China maintained a steady level of growth, which further boosted emerging markets assets and anchored commodity prices within a healthier range compared to previous years. In the US Treasury market, 10-year yields declined for most of the year due to lackluster inflation. This benefited investment-grade fixed income, which ended the year in positive territory. 10-year US Treasury yields bottomed in early September and rebounded to finish 2017 just under where they started.

Toward the end of 2017, the Trump administration nominated Jerome Powell to be the new Federal Reserve (Fed) chair and delivered on its promise to cut corporate tax rates. In December, the Fed upgraded its economic growth forecasts for 2018 through 2020 after taking into account the potential impact of tax cuts. This helped drive a strong rally in equities during the last month of the year.

Despite the Fed raising interest rates by 75 basis points in 2017, the US dollar weakened as other major central banks reduced their accommodative monetary policies. (A basis point is 1/100th of a percent.)

What strategies or holdings affected the Portfolio’s performance?

The Portfolio was overweight equities (holding a higher percentage than the Index) and underweight fixed income (holding a lower percentage than the Index) during the period, as riskier asset classes seemed likely to outperform fixed income as interest rates rose. This positioning contributed positively to performance. Within equities, exposure to developed market stocks was the primary driver of returns. The Portfolio also held meaningful out-of-benchmark exposures (adding securities not held in the Index) to emerging market equities and international small-cap equities, which added to results. Within fixed income, the Portfolio benefited from its strategic position in investment-grade bonds. Additionally, an out-of-benchmark allocation to local emerging markets debt bolstered returns, since emerging market bonds outperformed the Index.

Short-term tactical tilts, which means adding securities to help “tilt” the fund toward outperforming the market, detracted marginally from performance. While equity tilts at the region and country level added to returns, these positive results were more than offset by positions in US banks and, broadly, currencies. Cycle-aware positioning, which seeks to adjust the Portfolio’s strategic asset allocation for the current economic cycle by capturing cyclical changes, contributed positively to performance. The Portfolio maintained two cycle-aware views, both of which enhanced results. The first was to maintain short duration positioning, expressed through a short position in long-maturity German government bonds. (Duration is a measure of a bond’s price sensitivity to interest rates over time.) The second was to hold a long position in emerging market equities versus developed market equities.

The Portfolio makes use of derivatives when consistent with stated investment objectives and policies to augment physical positions, hedge exposures, and efficiently manage cash flows. The primary use of derivatives in the Portfolio is through equity futures in order to replicate global developed equity, US large-cap equity, and US small-cap equity exposures. The Portfolio also uses currency forwards to match the currency exposure of the equity component of the Index. These derivatives meaningfully contributed to performance. In addition, the Portfolio uses derivatives to nimbly express active short-term views on the market. During the period, equity futures and equity index options were used, which added to performance. Currency forwards were used to go long and short in select currencies, which detracted from returns. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST J.P. Morgan Global Thematic Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	16.95%	8.53%	5.44%
Blended Index	15.90	8.73	5.39
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10-YEARS

For the year ended December 31, 2017, the AST J.P. Morgan Global Thematic Portfolio returned 16.95%.

The net assets of the Portfolio at December 31, 2017 were $3,457.5 million.

The investment objective of the Portfolio is to seek capital appreciation consistent with its specified level of risk tolerance. The Portfolio is subadvised by J.P. Morgan Investment Management, Inc. and Security Capital Research & Management Incorporated.

What were market conditions during the reporting period?

Politics dominated the headlines in 2017, but improvement in the breadth and strength of the global growth expansion provided support for risk assets to move higher. Throughout the year, synchronized global growth, along with benign inflation and supportive monetary and fiscal stimulus, created a very favorable investment scenario. International investments did particularly well on the back of solid economic activity abroad, with both emerging and developed equities outperforming the S&P 500 Index for the first time since 2012. Within US equities, large caps outperformed small caps on the back of above-trend global growth and a weaker US dollar. In US fixed income, high yield outperformed the broad bond market for the fourth consecutive year. The 10-year US Treasury yield rose by seven basis points in the fourth quarter to 2.41%, finishing the year virtually unchanged from where it started. One of the most remarkable things about 2017 was the lack of volatility, as the biggest intra-year decline was 3% despite annual declines averaging over 14% during the last 37 years.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed its Blended Index (the Index) primarily due to contributions from security selection as well as strategic and tactical asset allocation decisions. The Portfolio’s emphasis on non-US equity markets contributed significantly to outperformance relative to the Index. More specifically, the Portfolio’s overweight (a larger percentage of holdings than the Index) to emerging markets equities was the biggest contributor as emerging markets stocks were up approximately 37%, as measured by the MSCI Emerging Markets Index. While the overall effect of tactical asset allocation decisions was positive, some views did detract from performance, including the underweight to United Kingdom (UK) equity. Within fixed income (bonds), a preference for corporate credit relative to government bonds and an overweight to high yield corporate bonds were significant contributors. Duration slightly detracted from relative performance as global sovereign yields rallied. Duration is a measure of a bond’s price sensitivity to changes in interest rates.

Security selection aided results overall, with the EAFE Plus and Growth Advantage strategies being the largest contributors. The US real estate investment trusts (REITs) and Corporate High Yield strategies were detractors as both underperformed their respective benchmarks within the Blended Index.

In the opinion of the Portfolio’s management team, the monetary policy outlook is likely to remain accommodative, particularly in the first half of the year. US large caps, were viewed as a relatively defensive counterpart to higher-beta (riskier) overweights to the Index. This overweight means that the Portfolio held more securities than the Index in Japan, the Euro area, and emerging markets. This overweight stance improved marginally since the passage of tax reform. Analyst expectations for 2018 earnings did not move meaningfully in the lead-up to and passage of tax reform, and the S&P 500 Index should receive a favorable tailwind, as anticipated on upward revisions to earnings expectations.

The Portfolio maintains a pro-risk stance, positioned to benefit from a continued supportive environment for risk assets. This pro-risk stance is represented by the Portfolio’s diversified overweight to global equities and a preference for corporate credit relative to global government bonds. Also in bonds, the Portfolio holds a modest underweight to duration as global yields are expected to rise pretty much in line with what forwards contracts already imply. The Portfolio is overweight US Treasuries relative to other lower-yielding sovereign bonds such as German bunds.

The Portfolio uses derivatives (primarily futures) to help enhance returns on tactical allocations, which is often a more efficient and cost-effective way to achieve desired market/risk exposures, rather than trading a potentially large number of individual securities. Also, these derivatives help the Portfolio manage cash flows. The Portfolio’s use of derivatives did not have a material effect on performance. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST J.P. Morgan Strategic Opportunities Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	12.14%	6.36%	5.00%
Blended Index	10.55	6.38	5.01
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST J.P. Morgan Strategic Opportunities Portfolio returned 12.14%.

The net assets of the Portfolio at December 31, 2017 were $2,601.0 million.

The investment objective of the Portfolio is to seek to maximize return compared to the benchmark through security selection and tactical asset allocation. The Portfolio is subadvised by J.P. Morgan Investment Management, Inc.

What were market conditions during the reporting period?

Politics dominated the headlines in 2017, but improvement in the breadth and strength of the global expansion provided support for risk assets to move higher. Throughout the year, synchronized global growth, along with benign inflation and supportive monetary and fiscal stimulus, created a very favorable environment. International investments did particularly well on the back of solid economic activity abroad, with both emerging and developed equities outperforming the S&P 500 Index for the first time since 2012. Within US equities, large caps outperformed small caps on the back of above-trend global growth and a weaker US dollar. In US fixed income, high yield bonds outperformed the broad bond market for the fourth consecutive year. The 10-year US Treasury yield rose by seven basis points in the fourth quarter to 2.41%, finishing the year virtually unchanged from where it started. One of the most remarkable things about 2017 was the lack of volatility, as the biggest intra-year decline was 3% despite annual declines averaging over 14% during the last 37 years.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed the Blended Index (the Index) due to positive contribution from security selection as well as strategic and tactical asset allocation decisions. The Portfolio’s overweight (a larger percentage of holdings than the Index) to non-US equity markets contributed significantly to performance relative to the Index. More specifically, an overweight, meaning the Portfolio held more than its benchmark in the Index to emerging markets equities, was the biggest contributor as emerging markets stocks were up approximately 37% as measured by the MSCI Emerging Markets Index. While the overall effect of tactical (short-term) asset allocation decisions was positive, some holdings detracted from performance, such as the underweight (a smaller percentage of holdings than the Index) to UK equity. Within fixed income, the Portfolio was overweight corporate credit relative to government bonds, and an overweight to high yield corporate bonds was a significant contributor to performance. Duration slightly detracted from relative performance as global sovereign yields rallied. The Portfolio also maintained an overweight to alternatives, emphasizing exposure to credit, absolute return, and long/short equity strategies.

Security selection was an overall contributor to relative performance, with the Capital Preservation and Growth Advantage strategies being the largest contributors. The Strategic Income Opportunities and EAFE Opportunities strategies were detractors as both underperformed their respective benchmarks.

In the opinion of the Portfolio’s management team, the favorable environment for risk assets is likely to continue in 2018. Global growth looks poised to stay above trend in the beginning of the year, eventually decelerating to trend by the year-end, while inflation looks likely to firm only gradually. In turn, the monetary policy outlook is likely to remain accommodative, particularly in the first half of the year. The view on US large caps — which were previously viewed as a relatively defensive counterpart to higher-beta (riskier) overweights in Japan, the Euro area, and emerging markets — has improved marginally since the tax reform’s passage. Analyst expectations for 2018 earnings did not move meaningfully in the lead-up to and passage of tax reform, and the S&P 500 Index should receive a favorable tailwind, as anticipated upward revisions to earnings expectations should begin.

This pro-risk stance is represented by the Portfolio’s diversified overweight to global equities and a preference for corporate credit relative to global government bonds. The Portfolio holds a modest underweight to duration as global yields are expected to rise pretty much in line with what forwards contracts already imply. The Portfolio is overweight US Treasuries relative to other lower-yielding sovereign bonds such as German Bunds.

The Portfolio uses derivatives (primarily futures) to help enhance returns on tactical allocations, which is often a more efficient and cost-effective way to achieve desired market/risk exposures, rather than trading a potentially large number of individual securities. Also, these derivatives help the Portfolio to manage cash flows. The Portfolio’s use of derivatives did not have a material effect on performance. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST Legg Mason Diversified Growth Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	14.60%	6.96%
Blended Index	19.80	8.30
S&P 500 Index	21.82	10.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/24/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Legg Mason Diversified Growth Portfolio returned 14.60%.

The net assets of the Portfolio at December 31, 2017 were $333.2 million.

The Investment objective of the Portfolio is to seek high risk-adjusted returns compared to its blended index. The Portfolio is subadvised by Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC, QS Investors, LLC, and Western Asset Management Company/Western Asset Management Company, Limited.

What were market conditions during the reporting period?

Equity performance was consistently strong and persistent across nearly every major region. While 2017 marked the ninth year in a prolonged US equity bull market, it was a change of pace for many regions where equity returns have been much more variable. Emerging market equities (as measured by the MSCI Emerging Markets Index) led the way, followed by international developed equities (as measured by the MSCI EAFE Index), US equities (as measured by the S&P 500 Index), and then global equities (as measured by the MSCI ACWI Index). Throughout the year major US equity indexes continued to set new, all-time highs. With these new highs, valuations also reached historic levels. One valuation measurement, the cyclically adjusted price-to-earnings ratio, reached 32x in December — the second-highest point in a history which dates back to 1880.

Initially, the momentum in US equity performance was fueled by a “Trump rally” built on fiscal growth policies, including increased infrastructure spending, decreased business regulation, and corporate tax cuts. The anticipation of these “Trump” policy initiatives provided continued equity market support throughout the year. The corporate tax cut, which substantially lowers the US corporate tax rate from 35% to 21%, was signed into law in December. The corporate tax cut was a particularly important component of the proposed policy changes due to its projected positive impact on corporate earnings growth. On the monetary side, the US Federal Reserve Bank continued along its path of normalization by hiking interest rates three times, which was also supportive of momentum in the equity markets.

Strong global equity market performance was driven by many advanced economies approaching full employment while inflation rose only slowly. Additionally, economic data across global manufacturing, consumer confidence, jobless claims and unemployment, and housing growth provided a strong backdrop of support for risky asset price growth. These pro-growth factors led to strong outperformance in equities over bonds, with global bonds outperforming US bonds, which generally posted returns only slightly above the rate of inflation.

Commodities ended the year roughly flat, but finished with their strongest quarter. The fourth-quarter strength was primarily attributed to a sharp rise in crude oil prices after Saudi Arabia signaled in October that it would support the extension of OPEC-led output cuts. The US dollar saw substantial depreciation, although the pace of depreciation declined in the fourth quarter.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio generated positive returns relative to its blended/custom benchmark in a market that was overall positive for equity and bond holdings. Indeed, the Portfolio’s underlying strategies posted positive returns across all asset classes. The largest contributors to returns were the QS Investors Emerging Markets Equity Income and the Brandywine Dynamic Value strategies. No underlying sleeves detracted from Portfolio performance.

Underperformance relative to the Portfolio’s custom/blended benchmark was largely attributable to performance of the lower-beta equity sleeves. Beta is a measure of risk. The low-beta strategies are designed to provide lower volatility and better relative performance in down markets, but the strategies tend to lag in up markets. In a year characterized by strong equity returns, high-beta/high-volatility stocks outperformed low-beta/low-volatility stocks around the globe.

Considering return and weight relative to the Portfolio, the Brandywine Dynamic Value and the AST Western Asset Core Plus Bond strategies were the most significance outperformers. Conversely, the QS International Equity Income and QS US Large Cap Equity Income strategies were the most significant detractors. The ClearBridge Aggressive Growth strategy also detracted.

The Portfolio includes a liquidity sleeve that employs S&P 500 futures to “equitize” the position by keeping it linked to equities, rather than cash. The sleeve, which is included in the equity portion of the Portfolio’s overall allocation, had a positive, material impact on performance. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST New Discovery Asset Allocation Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	16.49%	8.45%	8.24%
Blended Index	16.47	10.11	9.73
S&P 500 Index	21.82	15.78	14.53

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/30/2012. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST New Discovery Asset Allocation Portfolio returned 16.49%.

The net assets of the Portfolio at December 31, 2017 were $871.2 million.

The investment objective of the Portfolio is to seek total return. The Portfolio is subadvised by Affinity Investment Advisors, LLC, Boston Advisors, LLC, C.S. McKee, LP, EARNEST Partners, LLC, Epoch Investment Partners, Inc., Longfellow Investment Management Co. LLC, Parametric Portfolio Associates LLC, and Thompson, Siegel & Walmsley LLC.

What were market conditions during the reporting period?

Politics dominated the daily headlines in 2017, but an improvement in the breadth and strength of the global expansion provided support for risk assets to move higher. Active management (selective stock selection) also rebounded nicely as headwinds continued to abate, and markets began to anticipate the implications of the pro-growth policies of the Trump agenda. Specific to active managers, stock correlations again dropped as the corporate earnings recovery that began in late 2016 gathered steam. International investments, both emerging and developed, outperformed the S&P 500 Index for the first time since 2012, also providing a tailwind to many active managers.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed its Blended Index (the Index), while underperforming its broader benchmark, the S&P 500 Index. The active (non-indexed) subadvisers posted mixed, although positive in aggregate, results, with US equity subadvisers leading the way. Affinity, only added to the Portfolio’s large-cap value segment in 2016, outperformed its style-specific index by over 5%, helping drive relative outperformance. After a tough start, Affinity created value for the Portfolio via stock positions within the industrial, energy, and real estate sectors. Epoch’s large-cap core segment, a top detractor in 2016, was among the Portfolio’s strongest performers. Epoch saw strong benefits from overweighting the technology sector and through specific holdings within technology. The Portfolio’s international segments are subadvised by Thompson, Siegel & Walmsley LLC (TS&W) and EARNEST Partners (EARNEST). EARNEST’s segment outperformed the benchmark by a significant margin, offsetting some of the relative losses experienced by TS&W. EARNEST benefited from the relative tailwind generated by overweight positions in emerging market equities, a top-performing segment of the global equity market. The Boston Advisors large-cap growth segment’s performance, while strong, detracted from the Portfolio’s performance, as it lagged the return of the underlying portfolio’s style-specific benchmark.

The active subadvisers generally do not use derivatives in managing assets, although a subadviser may occasionally use derivatives to keep uninvested cash flow from accumulating. Such use was minimal during the reporting period. Parametric’s liquidity segment uses derivatives to maintain market exposure while providing liquidity to meet shareholder redemptions. The segment was a modest drag on the Portfolio’s relative performance as the highly liquid Treasury futures used to gain fixed income exposure lagged the less liquid corporate bond-heavy Bloomberg Barclays Aggregate Bond Index. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

9

AST T. Rowe Price Growth Opportunities Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	20.40%	8.54%
Blended Index	19.45	9.28
S&P 500 Index	21.82	13.25

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 2/10/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST T. Rowe Price Growth Opportunities Portfolio returned 20.40%.

The net assets of the Portfolio at December 31, 2017 were $1,400.3 million.

The Portfolio’s investment objective is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities. The Portfolio is subadvised by T. Rowe Price Associates, Inc., T. Rowe Price International Ltd., T. Rowe Price International Ltd, Tokyo Branch and T. Rowe Price Hong Kong Limited.

What were market conditions during the reporting period?

US stocks posted excellent returns in 2017, as major stock indexes reached new highs amid the ninth consecutive year of positive returns for the S&P 500 Index. Returns were lifted in part by favorable corporate earnings and economic growth, although optimism surrounding the Trump administration’s proposals for lower tax rates, reduced regulation, and increased infrastructure spending also buoyed the equity market. The Fed, as was widely expected, raised short-term interest rates three times. US Treasury yields peaked following the first rate increase in March, but edged lower through early September on geopolitical and policy disappointment concerns. However, yields rose by year-end as the Fed began to taper its balance sheet and the passage of tax reform legislation improved the outlook for economic growth in 2018.

Developed international equity markets outperformed US shares, as returns to US-based investors were enhanced by a weaker dollar. Developed Asian markets, notably Singapore, Hong Kong, and Japan, advanced considerably. While uncertainty surrounding Brexit drove the UK to lag other markets, many eurozone markets broadly benefited from positive economic data, continued European Central Bank stimulus, and a wave of election results that served to diminish political uncertainty and concerns of rising extremism.

In this environment, multi-asset portfolios with high allocations to US equities and certain diversifying sectors — such as developed international equities, emerging markets, and high yield bonds — outperformed their peers. On the other hand, portfolios with outsized exposure to US investment-grade bonds underperformed their peers.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed its Blended Index (the Index). Security selection in the underlying portfolios drove relative performance, while tactical allocation decisions detracted from returns.

Security selection in the underlying funds was the top contributor, led by selection in the US large-cap growth and value segments, as both significantly outperformed their underlying style-specific benchmarks. Strong selection in the US multi-cap growth and international small-cap funds also lifted returns. Security selection within the international growth and US dividend growth equity underlying funds was a modest detractor from performance, as both trailed their respective benchmarks.

Tactical allocation (short-term) decisions detracted from results relative to the Index, led by an underweight (holding fewer securities than those in the Index) to equities, relative to fixed income securities and cash. Stocks outperformed bonds throughout the year, and several major equity indexes reach record highs. This impact was partially mitigated by a favorable underweight to US value stocks relative to growth, as growth stocks outpaced value stocks.

The inclusion of diversifying sectors boosted relative returns. Exposure to international small-cap equities, which outperformed a blend of MSCI EAFE style indexes, proved beneficial. However, the overall effect was partially offset by the inclusion of real estate investment trusts (REITs), which underperformed the Index.

As for derivatives, the Portfolio held interest rate futures, currency forwards, CDX, Index futures, which are a series of indexes that track North American and emerging market credit derivative indexes, and rights, generating an exposure of 10.5%. The estimated impact on returns from employing currency forwards was negligible, futures had a positive effect on performance, swaps had a nominally positive effect, and rights had a negligible effect. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2017

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

AST Academic Strategies Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (20%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) (GD) Index (20%) an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets, Bloomberg Barclays US Aggregate Bond Index (28%) an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, Bloomberg Commodities Total Return Index (8%) an unmanaged index composed of commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc, Wilshire US REIT Total Return IndexSM (9%) an unmanaged index that measures US publicly traded real estate investment trusts, and ICE Bank of America ML 3-Month US Treasury Bill Index (15%) an unmanaged index comprised of a single US Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue.

AST Capital Growth Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (25%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST Goldman Sachs Multi-Asset Portfolio Blended Index consists of Bloomberg Barclays US Aggregate Bond Index (50%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and The MSCI World Index (GD) (50%) an unmanaged capitalization-weighted index that captures large- and mid-cap representation across 24 Developed Markets countries. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST J.P. Morgan Global Thematic Portfolio Blended Index consists of Bloomberg Barclays US Aggregate Bond Index (35%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and the MSCI World Index (GD) (65%), an unmanaged index of 1,643 world stocks used as a common benchmark for world or global stock funds.

AST J.P. Morgan Strategic Opportunities Portfolio Blended Index consists of Russell 3000 Index (27%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (50%), an unmanaged, index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCl EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (13%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. 3 Month Treasury Bill Index (10%), an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

AST Legg Mason Diversified Growth Portfolio Blended Index consists of Russell 3000 Index (52%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (33%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and Bloomberg Barclays US Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2017

AST New Discovery Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (50%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (30%), an unmanaged, index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%) an unmanaged capitalization weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST T. Rowe Price Growth Opportunities Portfolio Blended Index consists of Russell 3000 Index (60%), a market cap- weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas market. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2017

AST Academic Strategies Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST International Value Portfolio	7.3%
AST Global Real Estate Portfolio	5.3%
AST International Growth Portfolio	5.2%
AST High Yield Portfolio	4.9%
AST QMA US Equity Alpha Portfolio	3.5%

AST AQR Large-Cap
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.3%
Microsoft Corp.	2.7%
Facebook, Inc. (Class A Stock)	2.0%
Boeing Co. (The)	1.9%
LyondellBasell Industries NV (Class A Stock)	1.6%

AST Capital Growth Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST QMA Large-Cap Portfolio	9.2%
AST AQR Large-Cap Portfolio	9.1%
AST International Growth Portfolio	5.7%
AST International Value Portfolio	5.3%
AST ClearBridge Dividend Growth Portfolio	5.0%

AST ClearBridge Dividend Growth
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	3.2%
3M Co.	2.5%
Microsoft Corp.	2.4%
Home Depot, Inc. (The)	2.4%
Berkshire Hathaway, Inc. (Class B Stock)	2.3%

AST Goldman Sachs Multi-Asset
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 1.250%, 11/30/18	1.7%
Fannie Mae Pool 4.500%, 01/01/48	1.6%
U.S. Treasury Notes 1.125%, 06/30/21	1.4%
U.S. Treasury Notes 2.125%, 07/31/24	1.3%
U.S. Treasury Notes 1.375%, 04/30/21	1.2%

AST J.P. Morgan Global Thematic
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 0.750%, 01/31/18	1.1%
Apple, Inc.	1.0%
Alphabet, Inc. (Class C Stock)	0.9%
Microsoft Corp.	0.7%
U.S. Treasury Notes 2.125%, 05/15/25	0.7%

AST J.P. Morgan Strategic Opportunities
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Bonds 5.250%, 11/15/28	1.1%
Apple, Inc.	0.7%
U.S. Treasury Notes 0.750%, 01/31/18	0.7%
U.S. Treasury Notes 2.000%, 05/31/21	0.6%
Microsoft Corp.	0.5%

AST Legg Mason Diversified Growth
Five Largest Holdings	(% of Net Assets	)
AST Western Asset Core Plus Bond Portfolio	12.3%
AST Western Asset Emerging Markets Debt Portfolio	2.5%
Comcast Corp. (Class A Stock)	0.8%
UnitedHealth Group, Inc.	0.7%
Apple, Inc.	0.7%

AST New Discovery Asset Allocation
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	2.1%
Microsoft Corp.	1.7%
Bank of America Corp.	1.5%
Home Depot, Inc. (The)	1.3%
UnitedHealth Group, Inc.	1.2%

AST T. Rowe Price Growth Opportunities
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	1.7%
JPMorgan Chase & Co.	1.2%
Amazon.com, Inc.	1.1%
Apple, Inc.	0.7%
Tyson Foods, Inc. (Class A Stock)	0.7%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2017

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Academic Strategies Asset Allocation Portfolio	Actual	$1,000.00	$1,060.30	1.40%	$7.27
	Hypothetical	$1,000.00	$1,018.15	1.40%	$7.12
AST AQR Large-Cap Portfolio	Actual	$1,000.00	$1,130.90	0.73%	$3.92
	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72
AST Capital Growth Asset Allocation Portfolio	Actual	$1,000.00	$1,087.70	0.93%	$4.89
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
AST ClearBridge Dividend Growth Portfolio	Actual	$1,000.00	$1,095.00	0.88%	$4.65
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
AST Goldman Sachs Multi-Asset Portfolio	Actual	$1,000.00	$1,055.10	0.94%	$4.87
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79
AST J.P. Morgan Global Thematic Portfolio	Actual	$1,000.00	$1,080.30	1.03%	$5.40
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
AST J.P. Morgan Strategic Opportunities Portfolio	Actual	$1,000.00	$1,058.70	1.09%	$5.66
	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55
AST Legg Mason Diversified Growth Portfolio	Actual	$1,000.00	$1,067.60	1.07%	$5.58
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45
AST New Discovery Asset Allocation Portfolio	Actual	$1,000.00	$1,081.10	0.96%	$5.04
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89
AST T. Rowe Price Growth Opportunities Portfolio	Actual	$1,000.00	$1,083.50	1.02%	$5.36
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2017, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 87.3%
AFFILIATED MUTUAL FUNDS — 58.5%	Shares	Value
AST AQR Emerging Markets Equity Portfolio*	13,218,488	$169,461,017
AST BlackRock Low Duration Bond Portfolio*	69,159	742,763
AST BlackRock/Loomis Sayles Bond Portfolio*	1,843,228	25,141,627
AST ClearBridge Dividend Growth Portfolio*	2,385,863	42,062,773
AST Cohen & Steers Realty Portfolio*	15,070,558	174,366,355
AST Global Real Estate Portfolio*	24,158,767	302,709,345
AST Goldman Sachs Large-Cap Value Portfolio*	1,097,182	34,100,406
AST Goldman Sachs Mid-Cap Growth Portfolio*	12,274,343	115,747,059
AST Goldman Sachs Small-Cap Value Portfolio*	4,332,527	102,897,522
AST Goldman Sachs Strategic Income Portfolio*	838,543	8,066,784
AST Government Money Market Portfolio	247,555	247,555
AST High Yield Portfolio*	27,740,616	279,348,000
AST Hotchkis & Wiley Large-Cap Value Portfolio*	1,511,454	44,980,874
AST International Growth Portfolio*	16,484,650	295,569,769
AST International Value Portfolio*	19,607,564	418,033,259
AST Jennison Large-Cap Growth Portfolio*	742,294	23,048,239
AST Loomis Sayles Large-Cap Growth Portfolio*	708,597	35,337,735
AST Lord Abbett Core Fixed Income Portfolio*	5,828,718	73,674,990
AST MFS Growth Portfolio*	894,133	21,199,902
AST MFS Large-Cap Value Portfolio*	2,833,264	56,948,608
AST Neuberger Berman Long/Short Portfolio*	1,000,000	11,199,999
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	3,553,105	124,038,888
AST Parametric Emerging Markets Equity Portfolio*	8,162,409	82,521,956
AST Prudential Core Bond Portfolio*	6,957,100	85,572,325
AST QMA International Core Equity Portfolio*	12,786,352	163,281,715
AST QMA US Equity Alpha Portfolio*	6,560,109	200,411,324
AST Small-Cap Growth Opportunities Portfolio*	613,540	12,160,363
AST Small-Cap Growth Portfolio*	293,640	13,069,911
AST Small-Cap Value Portfolio*	3,960,476	113,428,040
AST T. Rowe Price Large-Cap Growth Portfolio*	669,445	23,196,264
AST T. Rowe Price Large-Cap Value Portfolio*	2,978,916	45,100,794
AST T. Rowe Price Natural Resources Portfolio*	2,133,909	49,335,972
AST WEDGE Capital Mid-Cap Value Portfolio*	5,140,927	132,533,100
AST Wellington Management Real Total Return Portfolio*	1,400,000	12,893,999

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value
AST Western Asset Core Plus Bond Portfolio*	4,563,939	$58,464,055

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,340,654,131)(w)		3,350,893,287

COMMON STOCKS — 8.7%
Aerospace & Defense — 0.0%
BWX Technologies, Inc.(u)	10,300	623,047
Curtiss-Wright Corp.	1,500	182,775
Huntington Ingalls Industries, Inc.(u)	2,000	471,400
MTU Aero Engines AG (Germany)	699	124,907
Saab AB (Sweden) (Class B Stock)	1,947	94,690
Spirit AeroSystems Holdings, Inc. (Class A Stock)(u)	9,500	828,875

		2,325,694

Air Freight & Logistics — 0.1%
bpost SA (Belgium)	5,265	160,236
FedEx Corp.	23,794	5,937,555

		6,097,791

Airlines — 0.1%
Air Canada (Canada)*	7,942	163,515
ANA Holdings, Inc. (Japan)	6,700	279,501
Deutsche Lufthansa AG (Germany)(u)	50,964	1,871,582
Japan Airlines Co. Ltd. (Japan)	14,600	570,420

		2,885,018

Auto Components — 0.0%
Adient PLC(u)	5,700	448,589
BorgWarner, Inc.(u)	9,600	490,464
Brembo SpA (Italy)	5,101	77,495
Cooper-Standard Holdings, Inc.*	1,300	159,250
Dana, Inc.	2,100	67,221
Hella GmbH & Co. KGaA (Germany)	1,890	116,657
Lear Corp.(u)	2,100	370,986
Linamar Corp. (Canada)	648	37,741
NHK Spring Co. Ltd. (Japan)	11,900	130,603
Sumitomo Rubber Industries Ltd. (Japan)	1,100	20,387
Tenneco, Inc.	5,100	298,554
Visteon Corp.*	400	50,056

		2,268,003

Automobiles — 0.1%
Bayerische Motoren Werke AG (Germany)	1,218	126,285
Daimler AG (Germany)	394	33,317
Fiat Chrysler Automobiles NV (United Kingdom)*(u)	41,444	739,910
Honda Motor Co. Ltd. (Japan)	1,100	37,540
Isuzu Motors Ltd. (Japan)	3,900	65,119
Nissan Motor Co. Ltd. (Japan)	21,100	210,073
Peugeot SA (France)	33,173	673,783
Suzuki Motor Corp. (Japan)	3,000	173,651
Thor Industries, Inc.(u)	5,200	783,744
Toyota Motor Corp. (Japan)	500	31,865

		2,875,287

Banks — 0.2%
ABN AMRO Group NV (Netherlands), CVA, 144A	10,094	325,439
Aozora Bank Ltd. (Japan)	5,800	225,053

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Banco Bilbao Vizcaya Argentaria SA (Spain)	30,250	$257,070
Banco de Sabadell SA (Spain)	24,724	49,014
Banco Santander SA (Spain)	70,005	458,968
Bank of America Corp.(u)	21,800	643,536
Bank of Ireland Group PLC (Ireland)*	4,341	36,989
Bankia SA (Spain)	5,353	25,550
Bankinter SA (Spain)	3,137	29,675
Barclays Africa Group Ltd. (South Africa)	7,102	104,040
BNP Paribas SA (France)	4,933	366,958
CaixaBank SA (Spain)	12,386	57,580
Canadian Imperial Bank of Commerce (Canada)	176	17,158
Capitec Bank Holdings Ltd. (South Africa)	950	84,202
Citizens Financial Group, Inc.(u)	14,500	608,710
Commerzbank AG (Germany)*	4,966	74,079
Credit Agricole SA (France)	4,922	81,272
Danske Bank A/S (Denmark)(u)	13,563	527,899
DNB ASA (Norway)	15,344	284,039
Erste Group Bank AG (Austria)*	1,301	56,379
Financial Institutions, Inc.	3,500	108,850
First Interstate BancSystem, Inc. (Class A Stock)	1,900	76,095
ING Groep NV (Netherlands)	18,009	330,586
Intesa Sanpaolo SpA (Italy)(u)	399,198	1,324,480
Intesa Sanpaolo SpA (Italy), RSP	4,345	13,852
JPMorgan Chase & Co.(u)	7,600	812,744
Jyske Bank A/S (Denmark)	2,374	134,978
KBC Group NV (Belgium)	5,803	494,492
Kyushu Financial Group, Inc. (Japan)(u)	6,300	37,972
Mediobanca SpA (Italy)	64,001	725,176
Nedbank Group Ltd. (South Africa)	4,132	85,233
Nordea Bank AB (Sweden)	18,701	226,431
Raiffeisen Bank International AG (Austria)*	545	19,721
Resona Holdings, Inc. (Japan)(u)	70,600	420,689
Sberbank of Russia PJSC (Russia), ADR	7,973	135,780
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	8,783	103,133
Societe Generale SA (France)	3,563	183,692
Standard Bank Group Ltd. (South Africa)	13,342	210,075
Swedbank AB (Sweden) (Class A Stock)	7,953	191,865
Toronto-Dominion Bank (The) (Canada)	414	24,257
UniCredit SpA (Italy)*	8,503	158,617
Unione di Banche Italiane SpA (Italy)	4,107	17,904
VTB Bank PJSC (Russia), GDR	5,227	9,565
Yamaguchi Financial Group, Inc. (Japan)	10,000	118,514

		10,278,311

Beverages — 0.0%
Asahi Group Holdings Ltd. (Japan)	600	29,772
Boston Beer Co., Inc. (The) (Class A Stock)*	400	76,440
Davide Campari-Milano SpA (Italy)	3,145	24,300
Ito En Ltd. (Japan)	600	23,610
Kirin Holdings Co. Ltd. (Japan)	9,300	234,373
National Beverage Corp.	2,100	204,624

		593,119

Biotechnology — 0.1%
AbbVie, Inc.(u)	8,200	793,022

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Acorda Therapeutics, Inc.*	3,500	$75,075
Alexion Pharmaceuticals, Inc.*(u)	4,700	562,073
Amgen, Inc.(u)	3,700	643,430
Biogen, Inc.*(u)	2,100	668,997
Bioverativ, Inc.*(u)	9,950	536,504
Celgene Corp.*(u)	5,400	563,544
Eagle Pharmaceuticals, Inc.*	3,000	160,260
Exelixis, Inc.*(u)	20,800	632,320
FibroGen, Inc.*	3,600	170,640
Genomic Health, Inc.*	2,300	78,660
Gilead Sciences, Inc.(u)	5,200	372,528
Halozyme Therapeutics, Inc.*	7,600	153,976
Vanda Pharmaceuticals, Inc.*	7,000	106,400

		5,517,429

Building Products — 0.0%
American Woodmark Corp.*	1,100	143,275
Asahi Glass Co. Ltd. (Japan)	1,100	47,547
Builders FirstSource, Inc.*	4,700	102,413
Cie de Saint-Gobain (France)	6,621	364,394
Continental Building Products, Inc.*	4,800	135,120
dormakaba Holding AG (Switzerland)*	131	121,981
Geberit AG (Switzerland)(u)	592	260,579
Patrick Industries, Inc.*	4,725	328,151
Universal Forest Products, Inc.	3,700	139,194

		1,642,654

Capital Markets — 0.0%
Azimut Holding SpA (Italy)	849	16,242
BGC Partners, Inc. (Class A Stock)	3,300	49,863
Daiwa Securities Group, Inc. (Japan)	19,000	118,874
Deutsche Boerse AG (Germany)	4,048	468,537
Houlihan Lokey, Inc.	2,000	90,860
INTL. FCStone, Inc.*	2,200	93,566
Invesco Ltd.	7,300	266,742
LPL Financial Holdings, Inc.	4,100	234,274
Natixis SA (France)	4,371	34,524
Nomura Holdings, Inc. (Japan)	20,400	119,580
Partners Group Holding AG (Switzerland)	344	235,706
Penson Technologies LLC (Class B Stock), UTS (original cost $146,087; purchased 06/03/14)^(f)(u)	1,248,607	12,324
Piper Jaffray Cos	600	51,750
Raymond James Financial, Inc.	400	35,720
S&P Global, Inc.(u)	3,200	542,080
TPT Acquisition, Inc.^	2,050	—

		2,370,642

Chemicals — 0.1%
AdvanSix, Inc.*	800	33,656
Air Products & Chemicals, Inc.(u)	3,600	590,688
Chemours Co. (The)(u)	14,200	710,852
Covestro AG (Germany), 144A	8,691	894,879
Evonik Industries AG (Germany)	5,105	191,739
Huntsman Corp.(u)	17,300	575,917
Ingevity Corp.*	2,900	204,363
Koninklijke DSM NV (Netherlands)	861	82,246
Koppers Holdings, Inc.*	2,000	101,800
Kuraray Co. Ltd. (Japan)(u)	10,900	205,225

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
LyondellBasell Industries NV (Class A Stock)(u)	6,200	$683,984
Mitsubishi Gas Chemical Co., Inc. (Japan)(u)	10,200	292,077
Mitsui Chemicals, Inc. (Japan)(u)	1,800	57,721
Olin Corp.	5,800	206,364
PhosAgro PJSC (Russia), GDR	372	5,710
PolyOne Corp.	4,000	174,000
Sika AG (Switzerland)(u)	73	579,182
Solvay SA (Belgium)	3,167	440,327
Stepan Co.	2,800	221,116
Sumitomo Chemical Co. Ltd. (Japan)	4,000	28,623
Tosoh Corp. (Japan)(u)	14,400	324,867
Trinseo SA(u)	6,200	450,120
Umicore SA (Belgium)	8,733	413,498
Wacker Chemie AG (Germany)	84	16,276
Westlake Chemical Corp.(u)	4,800	511,344

		7,996,574

Commercial Services & Supplies — 0.0%
Brink’s Co. (The)	3,800	299,060
Deluxe Corp.	2,000	153,680
Herman Miller, Inc.	4,500	180,225
ISS A/S (Denmark)	3,283	127,102
KAR Auction Services, Inc.	3,100	156,581
Knoll, Inc.	1,600	36,864
Park24 Co. Ltd. (Japan)	2,000	47,879
Quad/Graphics, Inc.	2,700	61,020
Securitas AB (Sweden) (Class B Stock)	5,319	92,775
Steelcase, Inc. (Class A Stock)	9,400	142,880
Toppan Printing Co. Ltd. (Japan)	2,000	18,066

		1,316,132

Communications Equipment — 0.0%
ARRIS International PLC*	10,200	262,038
CommScope Holding Co., Inc.*	4,600	174,018
F5 Networks, Inc.*	800	104,976
Harris Corp.(u)	3,800	538,270
Juniper Networks, Inc.	3,600	102,600
Plantronics, Inc.	3,300	166,254

		1,348,156

Construction & Engineering — 0.7%
Argan, Inc.	2,600	117,000
Bouygues SA (France)	6,981	362,227
Eiffage SA (France)	119,534	13,081,944
EMCOR Group, Inc.(u)	8,300	678,525
Ferrovial SA (Spain)	391,755	8,890,135
HOCHTIEF AG (Germany)	825	145,701
Kajima Corp. (Japan)(u)	47,000	451,571
MasTec, Inc.*(u)	7,700	376,915
NCC AB (Sweden) (Class B Stock)	4,130	79,207
Obayashi Corp. (Japan)(u)	41,000	495,285
Quanta Services, Inc.*	5,100	199,461
Shimizu Corp. (Japan)(u)	19,000	195,965
Taisei Corp. (Japan)	6,400	318,278
Vinci SA (France)	118,317	12,079,143

		37,471,357

COMMON STOCKS (continued)	Shares	Value
Construction Materials — 0.0%
CRH PLC (Ireland)	3,749	$134,930
Eagle Materials, Inc.	2,300	260,590

		395,520

Consumer Finance — 0.1%
Capital One Financial Corp.(u)	21,722	2,163,077
Discover Financial Services	24,070	1,851,464
Navient Corp.(u)	28,700	382,284
Nelnet, Inc. (Class A Stock)(u)	13,700	750,486
Synchrony Financial	49,192	1,899,303

		7,046,614

Containers & Packaging — 0.0%
BillerudKorsnas AB (Sweden)	1,528	26,165
Crown Holdings, Inc.*	1,300	73,125
Greif, Inc. (Class A Stock)(u)	5,700	345,306
Owens-Illinois, Inc.*(u)	17,500	387,975

		832,571

Distributors — 0.0%
LKQ Corp.*(u)	16,800	683,256

Diversified Consumer Services — 0.0%
Education Management Corp.*(u)	712,561	2,494
Grand Canyon Education, Inc.*	2,800	250,684

		253,178

Diversified Financial Services — 0.0%
FirstRand Ltd. (South Africa)	29,303	158,635
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	11,300	67,069

		225,704

Diversified Telecommunication Services — 0.0%
Nippon Telegraph & Telephone Corp. (Japan)	500	23,507
Proximus SADP (Belgium)(u)	8,072	264,854
Rostelecom PJSC (Russia)	53	346
TDC A/S (Denmark)	41,287	253,614
Verizon Communications, Inc.(u)	7,000	370,510

		912,831

Electric Utilities — 1.2%
American Electric Power Co., Inc.	129,185	9,504,140
EDP—Energias de Portugal SA (Portugal)	40,918	141,541
Enel SpA (Italy)(u)	1,825,411	11,224,917
Entergy Corp.	2,000	162,780
Exelon Corp.	127,703	5,032,775
Great Plains Energy, Inc.	255,154	8,226,165
Iberdrola SA (Spain)	421,594	3,263,672
NextEra Energy, Inc.	83,967	13,114,806
Pampa Energia SA (Argentina), ADR*	72,377	4,869,525
Power Grid Corp. of India Ltd. (India)	1,140,398	3,573,766
PPL Corp.(u)	17,000	526,150
RusHydro PJSC (Russia), ADR	2,174	2,609
Southern Co. (The)	64,807	3,116,569
Spark Infrastructure Group (Australia)	1,542,138	3,014,550
Terna Rete Elettrica Nazionale SpA (Italy)	14,332	83,313

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	22,300	$88,011

		65,945,289

Electrical Equipment — 0.0%
ABB Ltd. (Switzerland)	862	23,088
AMETEK, Inc.	4,300	311,621
EnerSys	2,300	160,149
Philips Lighting NV (Netherlands), 144A	4,454	163,358
Regal Beloit Corp.	3,300	252,780
Vestas Wind Systems A/S (Denmark)	231	15,962

		926,958

Electronic Equipment, Instruments & Components — 0.1%
Anixter International, Inc.*	3,900	296,400
Arrow Electronics, Inc.*(u)	4,400	353,804
Avnet, Inc.	4,200	166,404
CDW Corp.(u)	10,300	715,747
Gerber Scientific Escrow Shares^(u)	101,412	—
Hitachi High-Technologies Corp. (Japan)	5,200	218,553
Hitachi Ltd. (Japan)	26,000	201,713
Insight Enterprises, Inc.*	2,500	95,725
IPG Photonics Corp.*	1,500	321,195
Itron, Inc.*	3,800	259,160
Jabil, Inc.	1,100	28,875
Nippon Electric Glass Co. Ltd. (Japan)	1,500	57,092
Sanmina Corp.*	1,800	59,400
ScanSource, Inc.*	1,800	64,440
SYNNEX Corp.(u)	2,400	326,280
TDK Corp. (Japan)	800	63,577
Trimble, Inc.*	2,000	81,280
Vishay Intertechnology, Inc.	7,700	159,775
Yokogawa Electric Corp. (Japan)	5,000	95,463

		3,564,883

Energy Equipment & Services — 0.0%
McDermott International, Inc.*	32,500	213,850
Subsea 7 SA (United Kingdom)	18,281	273,887
Unit Corp.*	7,100	156,200

		643,937

Equity Real Estate Investment Trusts (REITs) — 0.5%
American Assets Trust, Inc.	4,400	168,256
American Homes 4 Rent (Class A Stock)	6,000	131,040
American Tower Corp.(u)	64,746	9,237,312
Apple Hospitality REIT, Inc.	7,100	139,231
Ashford Hospitality Trust, Inc.	9,900	66,627
Brixmor Property Group, Inc.(u)	26,000	485,160
CoreCivic, Inc.(u)	16,500	371,250
DDR Corp.(u)	40,200	360,192
Equinix, Inc.	13,141	5,955,764
Forest City Realty Trust, Inc. (Class A Stock)	13,700	330,170
Franklin Street Properties Corp.	16,800	180,432
GEO Group, Inc. (The)(u)	24,450	577,020
Hospitality Properties Trust	8,800	262,680
Lexington Realty Trust	17,400	167,910
Outfront Media, Inc.	8,300	192,560
Paramount Group, Inc.	3,700	58,645
Park Hotels & Resorts, Inc.(u)	16,100	462,875

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Ramco-Gershenson Properties Trust	7,200	$106,056
Retail Properties of America, Inc. (Class A Stock)	12,800	172,032
Ryman Hospitality Properties, Inc.	2,500	172,550
SBA Communications Corp.*	47,259	7,720,230
Senior Housing Properties Trust	3,100	59,365
Spirit Realty Capital, Inc.(u)	76,200	653,796
Summit Hotel Properties, Inc.	7,200	109,656
VEREIT, Inc.(u)	70,300	547,637
Washington Prime Group, Inc.	5,700	40,584
WP Carey, Inc.	3,200	220,480
Xenia Hotels & Resorts, Inc.	4,600	99,314

		29,048,824

Food & Staples Retailing — 0.0%
Kesko OYJ (Finland) (Class B Stock)	1,457	79,097
Kroger Co. (The)(u)	20,000	549,000
Magnit PJSC (Russia), GDR	972	26,584
Matsumotokiyoshi Holdings Co. Ltd. (Japan)(u)	4,200	172,540
Performance Food Group Co.*	5,800	191,980
Welcia Holdings Co. Ltd. (Japan)	2,500	107,909
X5 Retail Group NV (Russia), GDR*	316	11,935

		1,139,045

Food Products — 0.1%
Barry Callebaut AG (Switzerland)*	45	93,797
Conagra Brands, Inc.(u)	13,600	512,312
Ezaki Glico Co. Ltd. (Japan)(u)	1,200	59,855
Ingredion, Inc.	300	41,940
Kewpie Corp. (Japan)(u)	3,800	101,245
Lamb Weston Holdings, Inc.	4,466	252,106
Leroy Seafood Group ASA (Norway)	29,617	158,421
Marine Harvest ASA (Norway)*	31,365	530,404
NH Foods Ltd. (Japan)(u)	13,000	316,670
Nisshin Seifun Group, Inc. (Japan)(u)	1,700	34,312
Pilgrim’s Pride Corp.*(u)	13,200	409,992
Salmar ASA (Norway)	3,346	100,526
Sanderson Farms, Inc.(u)	4,400	610,632
Suedzucker AG (Germany)	6,467	139,989
Toyo Suisan Kaisha Ltd. (Japan)(u)	4,200	179,302
Tyson Foods, Inc. (Class A Stock)(u)	9,900	802,593

		4,344,096

Gas Utilities — 0.3%
Atmos Energy Corp.	3,800	326,382
ENN Energy Holdings Ltd. (China)	369,954	2,631,284
Infraestructura Energetica Nova SAB de CV (Mexico)	890,281	4,355,755
Infraestructura Energetica Nova SAB de CV (Mexico), 144A	77,268	378,038
Italgas SpA (Italy)	1,647,914	10,055,172
Osaka Gas Co. Ltd. (Japan)	2,600	49,996
UGI Corp.(u)	15,600	732,420

		18,529,047

Health Care Equipment & Supplies — 0.1%
ABIOMED, Inc.*	1,200	224,892
Atrion Corp.	280	176,568
Baxter International, Inc.(u)	11,800	762,752

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Cantel Medical Corp.	1,400	$144,018
DiaSorin SpA (Italy)	1,115	98,873
GN Store Nord A/S (Denmark)	8,037	259,571
Halyard Health, Inc.*	900	41,562
Hill-Rom Holdings, Inc.(u)	3,900	328,731
IDEXX Laboratories, Inc.*(u)	4,600	719,348
Inogen, Inc.*	1,100	130,988
Koninklijke Philips NV (Netherlands)	9,224	348,285
Masimo Corp.*(u)	5,900	500,320
Rotech Healthcare, Inc.^	5,517	—
Sonova Holding AG (Switzerland)	702	109,577
Straumann Holding AG (Switzerland)	345	243,380
Teleflex, Inc.	700	174,174

		4,263,039

Health Care Providers & Services — 0.1%
Alfresa Holdings Corp. (Japan)	2,600	60,898
Centene Corp.*(u)	5,000	504,400
Express Scripts Holding Co.*(u)	9,000	671,760
Magellan Health, Inc.*	2,500	241,375
Medipal Holdings Corp. (Japan)	3,800	74,190
Molina Healthcare, Inc.*	2,100	161,028
National HealthCare Corp.	500	30,470
Suzuken Co. Ltd. (Japan)	400	16,423
UnitedHealth Group, Inc.(u)	3,600	793,656
WellCare Health Plans, Inc.*(u)	3,900	784,329

		3,338,529

Health Care Technology — 0.0%
Cerner Corp.*(u)	7,600	512,164
Cotiviti Holdings, Inc.*	2,200	70,862
Veeva Systems, Inc. (Class A Stock)*(u)	10,800	597,024

		1,180,050

Hotels, Restaurants & Leisure — 0.1%
Accor SA (France)	8,900	458,170
Autogrill SpA (Italy)	10,697	147,649
Biglari Holdings, Inc.*	500	207,200
Bloomin’ Brands, Inc.	10,000	213,400
Extended Stay America, Inc., UTS	12,900	245,100
Hilton Grand Vacations, Inc.*	4,700	197,165
Hilton Worldwide Holdings, Inc.(u)	7,000	559,020
Hyatt Hotels Corp. (Class A Stock)*	1,100	80,894
Kindred Group PLC (Malta)	1,250	17,849
McDonald’s Holdings Co. Japan Ltd. (Japan)	3,800	166,988
Norwegian Cruise Line Holdings Ltd.*	2,500	133,125
Ruth’s Hospitality Group, Inc.	3,900	84,435
Texas Roadhouse, Inc.(u)	8,200	431,976
Yum China Holdings, Inc.(u)	9,100	364,182
Yum! Brands, Inc.	2,200	179,542

		3,486,695

Household Durables — 0.0%
Hamilton Beach Brands Holding Co.(u)	700	17,983
Hamilton Beach Brands Holding Co. (Class A Stock)	700	17,983
Haseko Corp. (Japan)(u)	25,300	392,105
Husqvarna AB (Sweden) (Class B Stock)	7,977	75,897
La-Z-Boy, Inc.(u)	12,800	399,360

COMMON STOCKS (continued)	Shares	Value
Household Durables (continued)
NVR, Inc.*(u)	220	$771,808
Sekisui Chemical Co. Ltd. (Japan)(u)	2,300	46,047
Taylor Morrison Home Corp. (Class A Stock)*	8,900	217,783
Tempur Sealy International, Inc.*(u)	5,700	357,333

		2,296,299

Household Products — 0.0%
Lion Corp. (Japan)(u)	22,700	429,075

Independent Power & Renewable Electricity Producers — 0.4%
AES Corp.(u)	50,000	541,500
Huaneng Renewables Corp. Ltd. (China) (Class H Stock)	10,911,231	3,693,884
NRG Energy, Inc.(u)	406,267	11,570,484
NTPC Ltd. (India)	2,153,175	5,964,595
Uniper SE (Germany)	21,780	678,534

		22,448,997

Industrial Conglomerates — 0.0%
Rheinmetall AG (Germany)	2,828	357,638

Insurance — 0.1%
Aegon NV (Netherlands)	7,620	48,417
American Financial Group, Inc.(u)	7,600	824,904
ASR Nederland NV (Netherlands)	2,700	111,150
Assured Guaranty Ltd.	2,600	88,062
Athene Holding Ltd. (Class A Stock)*	1,700	87,907
Baloise Holding AG (Switzerland)	377	58,603
CNA Financial Corp.	700	37,135
Genworth Financial, Inc. (Class A Stock)*	14,100	43,851
Hannover Rueck SE (Germany)	742	93,094
Helvetia Holding AG (Switzerland)	44	24,748
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	277	59,818
NN Group NV (Netherlands)	6,090	263,413
Old Republic International Corp.(u)	20,800	444,704
Poste Italiane SpA (Italy), 144A	72,208	543,649
Swiss Life Holding AG (Switzerland)*	143	50,547
Swiss Re AG (Switzerland)	1,454	135,979
Talanx AG (Germany)	2,628	107,095
Tryg A/S (Denmark)	681	17,035
Unum Group(u)	11,900	653,191

		3,693,302

Internet & Direct Marketing Retail — 0.0%
FTD Cos., Inc.*	3,120	22,433
Groupon, Inc.*	22,000	112,200
Liberty Interactive Corp. QVC Group (Class A Stock)*(u)	17,700	432,234
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	5,500	51,838
Nutrisystem, Inc.	5,100	268,260
PetMed Express, Inc.	3,400	154,700
Start Today Co. Ltd. (Japan)	2,200	66,777

		1,108,442

Internet Software & Services — 0.1%
Alphabet, Inc. (Class C Stock)*(u)	702	734,573
Blucora, Inc.*	5,400	119,340
CoStar Group, Inc.*(u)	2,100	623,595

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Internet Software & Services (continued)
Envestnet, Inc.*	2,100	$104,685
Etsy, Inc.*(u)	17,400	355,830
Facebook, Inc. (Class A Stock)*(u)	2,600	458,796
IAC/InterActiveCorp*(u)	3,900	476,892
Mixi, Inc. (Japan)	3,900	174,673
Yelp, Inc.*	4,000	167,840

		3,216,224

IT Services — 0.1%
Aspire Holdings Ltd.^	64,356	1
Atos SE (France)	2,580	375,106
Booz Allen Hamilton Holding Corp.(u)	13,200	503,316
CACI International, Inc. (Class A Stock)*	1,600	211,760
Capgemini SE (France)	4,747	562,242
CGI Group, Inc. (Canada) (Class A Stock)*	295	16,029
Cognizant Technology Solutions Corp. (Class A Stock)(u)	7,900	561,058
DST Systems, Inc.(u)	9,600	595,872
EPAM Systems, Inc.*	900	96,687
First Data Corp. (Class A Stock)*(u)	41,500	693,465
Fujitsu Ltd. (Japan)	85,000	602,610
Itochu Techno-Solutions Corp. (Japan)	6,800	294,938
Leidos Holdings, Inc.(u)	9,200	594,044
MAXIMUS, Inc.	3,000	214,740
Otsuka Corp. (Japan)	1,400	107,220
Science Applications International Corp.	1,900	145,483
Syntel, Inc.*	2,000	45,980
Total System Services, Inc.(u)	8,900	703,901
Travelport Worldwide Ltd.	11,600	151,612

		6,476,064

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	10,200	332,925
Polaris Industries, Inc.	1,700	210,783
Sega Sammy Holdings, Inc. (Japan)(u)	18,700	232,092

		775,800

Life Sciences Tools & Services — 0.0%
Bruker Corp.(u)	11,100	380,952
Charles River Laboratories International, Inc.*(u)	6,900	755,205
Illumina, Inc.*(u)	2,000	436,980
Lonza Group AG (Switzerland)*	3,066	826,919

		2,400,056

Machinery — 0.1%
AGCO Corp.	3,400	242,862
Amada Holdings Co. Ltd. (Japan)	1,700	23,081
Colfax Corp.*	4,200	166,404
Crane Co.	2,600	231,972
Cummins, Inc.	1,100	194,304
Fortive Corp.(u)	7,900	571,565
Georg Fischer AG (Switzerland)	235	310,239
Global Brass & Copper Holdings, Inc.	2,000	66,200
Harsco Corp.*	4,100	76,465
Hillenbrand, Inc.	3,000	134,100
Hyster-Yale Materials Handling, Inc.	600	51,096
IDEX Corp.	400	52,788
ITT, Inc.	1,400	74,718
JTEKT Corp. (Japan)	1,500	25,701

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Lincoln Electric Holdings, Inc.	200	$18,316
MAN SE (Germany)	328	37,533
Nabtesco Corp. (Japan)	400	15,285
Oshkosh Corp.(u)	7,100	645,319
Proto Labs, Inc.*	400	41,200
SMC Corp. (Japan)	200	82,077
Sumitomo Heavy Industries Ltd. (Japan)	1,100	46,349
Terex Corp.(u)	11,100	535,242
Timken Co. (The)	1,900	93,385
Wabash National Corp.	6,600	143,220

		3,879,421

Marine — 0.0%
Kuehne + Nagel International AG (Switzerland)	676	119,597
Matson, Inc.	2,900	86,536

		206,133

Media — 0.0%
Cinemark Holdings, Inc.	1,400	48,748
Discovery Communications, Inc. (Class C Stock)*	8,200	173,594
Friendfinder Networks, Inc. (original cost $54,485; purchased 05/01/14)^(f)	641	820
Hakuhodo DY Holdings, Inc. (Japan)	5,600	72,592
John Wiley & Sons, Inc. (Class A Stock)	900	59,175
Modern Times Group MTG AB (Sweden) (Class B Stock)	577	24,247
Quebecor, Inc. (Canada) (Class B Stock)	1,232	23,229
TEGNA, Inc.	10,700	150,656
Tokyo Broadcasting System Holdings, Inc. (Japan)	1,500	37,384

		590,445

Metals & Mining — 0.1%
Agnico Eagle Mines Ltd. (Canada)	866	39,986
Alcoa Corp.*(u)	16,900	910,403
APERAM SA (Luxembourg)	308	15,823
Aurubis AG (Germany)	3,880	360,155
Boliden AB (Sweden)	21,671	741,099
Franco-Nevada Corp. (Canada)	567	45,315
Freeport-McMoRan, Inc.*(u)	38,200	724,272
Goldcorp, Inc. (Canada)	1,944	24,791
Hitachi Metals Ltd. (Japan)	1,300	18,593
JFE Holdings, Inc. (Japan)	6,500	155,333
Kinross Gold Corp. (Canada)*	9,223	39,768
Lundin Mining Corp. (Canada)	2,534	16,853
Mitsubishi Materials Corp. (Japan)	1,800	63,874
MMC Norilsk Nickel PJSC (Russia), ADR	1,988	37,255
Norsk Hydro ASA (Norway)	4,013	30,422
Outokumpu OYJ (Finland)	6,472	60,062
Reliance Steel & Aluminum Co.	2,800	240,212
Salzgitter AG (Germany)	971	55,158
Severstal PJSC (Russia), GDR	527	8,105
Southern Copper Corp. (Peru)	600	28,470
Steel Dynamics, Inc.(u)	16,700	720,271
Sumitomo Metal Mining Co. Ltd. (Japan)	700	32,025
Worthington Industries, Inc.	4,700	207,082

		4,575,327

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) — 0.0%
AG Mortgage Investment Trust, Inc.	3,000	$57,030
Chimera Investment Corp.	7,560	139,709
Invesco Mortgage Capital, Inc.(u)	25,600	456,448
Ladder Capital Corp.	3,100	42,253

		695,440

Multiline Retail — 0.0%
Dollarama, Inc. (Canada)	347	43,354
Izumi Co. Ltd. (Japan)	300	18,620
Macy’s, Inc.(u)	26,700	672,573
Ryohin Keikaku Co. Ltd. (Japan)	700	217,902

		952,449

Multi-Utilities — 0.2%
A2A SpA (Italy)	189,322	350,298
CenterPoint Energy, Inc.(u)	18,200	516,152
DTE Energy Co.	2,600	284,596
Hera SpA (Italy)	37,021	129,198
Innogy SE (Germany), 144A	527	20,625
MDU Resources Group, Inc.	11,100	298,368
Public Service Enterprise Group, Inc.	63,945	3,293,168
Sempra Energy	39,897	4,265,787

		9,158,192

Oil, Gas & Consumable Fuels — 1.2%
Anadarko Petroleum Corp.(u)	9,700	520,308
Andeavor(u)	6,700	766,078
ARC Resources Ltd. (Canada)	1,414	16,592
Blue Ridge Mountain Resources, Inc.*	19,154	158,021
Cabot Oil & Gas Corp.	6,300	180,180
Cenovus Energy, Inc. (Canada)	5,087	46,459
Cheniere Energy Partners LP Holdings LLC	180,543	4,999,236
Cheniere Energy, Inc.*	106,415	5,729,384
Chevron Corp.	2,000	250,380
Cimarex Energy Co.(u)	3,400	414,834
CNX Resources Corp.*(u)	22,800	333,564
CONSOL Energy, Inc.*	2,850	112,604
CVR Energy, Inc.	4,800	178,752
Devon Energy Corp.(u)	16,000	662,400
Enbridge, Inc. (Canada)	114,548	4,479,857
Encana Corp. (Canada)	5,775	77,046
Eni SpA (Italy)	983	16,267
EOG Resources, Inc.(u)	3,600	388,476
Frontera Energy Corp. (Colombia)*(a)	12,594	396,756
Galp Energia SGPS SA (Portugal)	4,980	91,496
Gazprom PJSC (Russia), ADR	17,082	75,332
Idemitsu Kosan Co. Ltd. (Japan)	11,700	468,652
Inpex Corp. (Japan)	59,500	740,538
JXTG Holdings, Inc. (Japan)	180,100	1,157,378
Kosmos Energy Ltd. (Ghana)*	6,500	44,525
Laredo Petroleum, Inc.*	21,900	232,359
LUKOIL PJSC (Russia), ADR	1,349	77,190
Marathon Petroleum Corp.(u)	10,600	699,388
Neste OYJ (Finland)	12,699	812,874
Newfield Exploration Co.*(u)	18,300	576,999
Novatek PJSC (Russia), GDR	282	33,896
ONEOK, Inc.	92,993	4,970,476
Pembina Pipeline Corp. (Canada)(a)	231,205	8,364,997

COMMON STOCKS (continued)	Shares		Value
Oil, Gas & Consumable Fuels (continued)
Peyto Exploration & Development Corp. (Canada)	1,778		$21,260
Plains GP Holdings LP (Class A Stock)*(a)	74,724		1,640,192
QEP Resources, Inc.*(u)	46,000		440,220
Quicksilver Resources, Inc., Physical Shares (original cost $0; purchased 10/28/16)^(f)	1,572		16,255
Rosneft Oil Co. PJSC (Russia), GDR	3,666		18,293
Sanchez Energy Corp.*	—	(t)	—
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	2,098		29,676
Surgutneftegas OJSC (Russia), ADR	2,438		11,495
Targa Resources Corp.	102,235		4,950,219
Tatneft PJSC (Russia), ADR	517		25,571
Tourmaline Oil Corp. (Canada)*	2,273		41,192
TransCanada Corp. (Canada)	195,864		9,532,983
Valero Energy Corp.(u)	8,500		781,235
Whitecap Resources, Inc. (Canada)	3,363		23,945
Williams Cos., Inc. (The)	342,018		10,428,129
World Fuel Services Corp.	7,100		199,794

			66,233,753

Paper & Forest Products — 0.0%
Boise Cascade Co.	1,100		43,890
Holmen AB (Sweden) (Class B Stock)	1,483		78,821
Louisiana-Pacific Corp.*	8,400		220,584
Stora Enso OYJ (Finland) (Class R Stock)	12,262		194,264
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	2,222		22,887
UPM-Kymmene OYJ (Finland)(u)	21,031		652,902
West Fraser Timber Co. Ltd. (Canada)	455		28,078

			1,241,426

Personal Products — 0.0%
Avon Products, Inc. (United Kingdom)*	4,200		9,030
Kao Corp. (Japan)	3,200		216,223
Kobayashi Pharmaceutical Co. Ltd. (Japan)	. 1,200		77,765
Nu Skin Enterprises, Inc. (Class A Stock)	900		61,407
Pola Orbis Holdings, Inc. (Japan)	12,200		427,497

			791,922

Pharmaceuticals — 0.1%
Allergan PLC	400		65,432
Astellas Pharma, Inc. (Japan)(u)	22,200		282,013
Corcept Therapeutics, Inc.*	11,500		207,690
Daiichi Sankyo Co. Ltd. (Japan)(u)	900		23,402
Endo International PLC*	36,700		284,425
H. Lundbeck A/S (Denmark)	6,547		332,005
Hisamitsu Pharmaceutical Co., Inc. (Japan)	. 300		18,124
Mallinckrodt PLC*	6,800		153,408
Mitsubishi Tanabe Pharma Corp. (Japan)(u)	14,100		290,602
Novartis AG (Switzerland)	4,340		365,222
Orion OYJ (Finland) (Class B Stock)(u)	715		26,659
Otsuka Holdings Co. Ltd. (Japan)	2,100		92,100
Recordati SpA (Italy)	7,031		312,453
Roche Holding AG (Switzerland)	1,760		445,025
Sawai Pharmaceutical Co. Ltd. (Japan)	2,700		120,500
Shionogi & Co. Ltd. (Japan)(u)	5,100		275,579

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Sumitomo Dainippon Pharma Co. Ltd. (Japan)(u)	19,000	$281,260
Supernus Pharmaceuticals, Inc.*	3,700	147,445
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	300	23,896
UCB SA (Belgium)	1,703	135,036
Zoetis, Inc.	4,100	295,364

		4,177,640

Professional Services — 0.1%
Adecco Group AG (Switzerland)(u)	11,920	910,928
DKSH Holding AG (Switzerland)	1,194	104,454
ICF International, Inc.*	1,100	57,750
Insperity, Inc.(u)	6,800	389,980
ManpowerGroup, Inc.	1,900	239,609
Navigant Consulting, Inc.*	2,200	42,702
Randstad Holding NV (Netherlands)	7,538	462,523
Resources Connection, Inc.	1,600	24,720
Wolters Kluwer NV (Netherlands)	7,880	410,780

		2,643,446

Real Estate Management & Development — 0.0%
CBRE Group, Inc. (Class A Stock)*(u)	17,000	736,270
Marcus & Millichap, Inc.*	2,500	81,525

		817,795

Road & Rail — 0.4%
CSX Corp.	114,740	6,311,847
DSV A/S (Denmark)	3,253	255,965
Genesee & Wyoming, Inc. (Class A Stock)*	79,813	6,283,677
Jack Cooper Holdings Corp.^	250	—
Kyushu Railway Co. (Japan)	3,500	108,333
Landstar System, Inc.(u)	3,300	343,530
Nippon Express Co. Ltd. (Japan)	6,400	425,007
Norfolk Southern Corp.(u)	26,998	3,912,010
Old Dominion Freight Line, Inc.(u)	3,600	473,580
Union Pacific Corp.	54,905	7,362,761
West Japan Railway Co. (Japan)	400	29,182

		25,505,892

Semiconductors & Semiconductor Equipment — 0.1%
Advanced Energy Industries, Inc.*(u)	8,100	546,588
Amkor Technology, Inc.*	6,900	69,345
Applied Materials, Inc.(u)	14,100	720,792
ASM International NV (Netherlands)	5,034	339,957
ASML Holding NV (Netherlands)	921	160,123
Brooks Automation, Inc.	2,000	47,700
Cabot Microelectronics Corp.	1,600	150,528
Cirrus Logic, Inc.*(u)	7,900	409,694
Dialog Semiconductor PLC (United Kingdom)*	1,309	40,536
Entegris, Inc.(u)	11,100	337,995
FormFactor, Inc.*	2,200	34,430
Infineon Technologies AG (Germany)	5,020	136,715
MKS Instruments, Inc.(u)	5,600	529,200
ON Semiconductor Corp.*(u)	38,300	802,002
Semtech Corp.*	4,200	143,640
STMicroelectronics NV (Switzerland)	14,596	318,536
Tokyo Electron Ltd. (Japan)	500	90,195
Ultra Clean Holdings, Inc.*	9,700	223,973

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Versum Materials, Inc.	4,100	$155,185

		5,257,134

Software — 0.2%
Activision Blizzard, Inc.(u)	10,100	639,532
Adobe Systems, Inc.*(u)	4,300	753,532
Aspen Technology, Inc.*	4,800	317,760
Cadence Design Systems, Inc.*(u)	8,700	363,834
CDK Global, Inc.(u)	5,100	363,528
Dell Technologies, Inc.*(u)	6,100	495,808
Electronic Arts, Inc.*(u)	6,600	693,396
Fortinet, Inc.*(u)	11,900	519,911
GungHo Online Entertainment, Inc. (Japan)	48,500	133,100
Intuit, Inc.	1,700	268,226
Konami Holdings Corp. (Japan)	1,800	98,986
Manhattan Associates, Inc.*	800	39,632
MicroStrategy, Inc. (Class A Stock)*	300	39,390
Nexon Co. Ltd. (Japan)*	2,200	63,801
Oracle Corp. (Japan)	3,200	264,835
Progress Software Corp.	7,100	302,247
Qualys, Inc.*	1,600	94,960
Red Hat, Inc.*	2,200	264,220
SAP SE (Germany)	3,400	380,375
Software AG (Germany)	5,463	306,423
Square Enix Holdings Co. Ltd. (Japan)	9,000	427,030
SS&C Technologies Holdings, Inc.(u)	10,600	429,088
Synopsys, Inc.*(u)	8,900	758,636
Temenos Group AG (Switzerland)*(u)	4,371	559,360
Varonis Systems, Inc.*	1,900	92,245
Verint Systems, Inc.*	1,200	50,220

		8,720,075

Specialty Retail — 0.1%
ABC-Mart, Inc. (Japan)	300	17,195
Asbury Automotive Group, Inc.*	3,200	204,800
Burlington Stores, Inc.*(u)	6,800	836,604
Dick’s Sporting Goods, Inc.(u)	21,100	606,414
Express, Inc.*	11,200	113,680
GameStop Corp. (Class A Stock)	6,700	120,265
Genesco, Inc.*	2,100	68,250
Group 1 Automotive, Inc.	1,400	99,358
Hikari Tsushin, Inc. (Japan)	1,500	215,362
Michaels Cos., Inc. (The)*(u)	14,300	345,917
Nitori Holdings Co. Ltd. (Japan)	1,100	156,557
Office Depot, Inc.	19,300	68,322
Penske Automotive Group, Inc.	600	28,710
RH*(u)	4,200	362,082
Shimamura Co. Ltd. (Japan)(u)	2,700	296,621
Ulta Beauty, Inc.*(u)	2,200	492,052
Yamada Denki Co. Ltd. (Japan)(u)	55,600	306,204

		4,338,393

Technology Hardware, Storage & Peripherals — 0.0%
Brother Industries Ltd. (Japan)	9,100	223,674
HP, Inc.	14,600	306,746
NCR Corp.*	7,900	268,521
Western Digital Corp.(u)	6,300	501,039

		1,299,980

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods — 0.0%
Carter’s, Inc.	1,400	$164,486
HUGO BOSS AG (Germany)	205	17,396
Lululemon Athletica, Inc.*(u)	9,200	723,028
Moncler SpA (Italy)	10,778	336,893
PVH Corp.(u)	3,000	411,630
Skechers U.S.A., Inc. (Class A Stock)*(u)	12,300	465,432
Wolverine World Wide, Inc.	6,500	207,220

		2,326,085

Thrifts & Mortgage Finance — 0.0%
First Defiance Financial Corp.	1,200	62,364
MGIC Investment Corp.*	6,400	90,304
Radian Group, Inc.	3,500	72,135
Walker & Dunlop, Inc.*	2,100	99,750

		324,553

Tobacco — 0.0%
Japan Tobacco, Inc. (Japan)	4,000	128,812

Trading Companies & Distributors — 0.1%
Applied Industrial Technologies, Inc.	2,000	136,200
BMC Stock Holdings, Inc.*	4,100	103,730
GMS, Inc.*	2,100	79,044
ITOCHU Corp. (Japan)(u)	24,300	452,989
Marubeni Corp. (Japan)	79,500	574,760
Mitsubishi Corp. (Japan)	15,500	427,394
Mitsui & Co. Ltd. (Japan)	6,500	105,452
MRC Global, Inc.*(u)	20,700	350,244
Rexel SA (France)	7,686	139,170
Sojitz Corp. (Japan)	83,300	255,205
Sumitomo Corp. (Japan)	23,100	391,817
Toyota Tsusho Corp. (Japan)	1,600	64,277
Univar, Inc.*	3,700	114,552
WESCO International, Inc.*	3,200	218,080

		3,412,914

Transportation Infrastructure — 1.2%
Aena SME SA (Spain), 144A	28,193	5,705,665
Aeroports de Paris (France)	20,038	3,810,193
Atlantia SpA (Italy)	347,250	10,947,511
CCR SA (Brazil)	575,579	2,802,328
Enav SpA (Italy), 144A	916,076	4,957,364
Flughafen Zurich AG (Switzerland)	29,580	6,761,007
Fraport AG Frankfurt Airport Services Worldwide (Germany)	1,053	115,660
Getlink SE (France)	8,125	104,501
Grupo Aeroportuario del Sureste SAB de CV (Mexico) (Class B Stock)	140,640	2,565,388
International Container Terminal Services, Inc. (Philippines)	1,719,248	3,631,732
Kamigumi Co. Ltd. (Japan)	7,000	154,695
Macquarie Atlas Roads Group (Australia)	1,028,874	5,030,765
Malaysia Airports Holdings Bhd (Malaysia)	1,520,600	3,303,904
Sydney Airport (Australia)	768,305	4,215,780
Transurban Group (Australia)	1,077,062	10,423,860
Westshore Terminals Investment Corp. (Canada)	279,465	5,844,976

		70,375,329

COMMON STOCKS (continued)	Shares	Value
Water Utilities — 0.1%
American Water Works Co., Inc.	59,073	$5,404,589
SJW Group	900	57,447

		5,462,036

Wireless Telecommunication Services — 0.0%
Mobile TeleSystems PJSC (Russia), ADR	1,500	15,285
Sistema PJSC FC (Russia), GDR	550	2,294
Telephone & Data Systems, Inc.	6,300	175,140

		192,719

TOTAL COMMON STOCKS (cost $419,518,757)		498,255,441

PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Volkswagen AG (Germany) (PRFC)	3,342	663,830

Banks — 0.0%
First Banks, Inc., Series C, 9.000% (original cost $73,850; purchased 08/09/13)(f)	211	54,422

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	. 3,086	407,523

Oil, Gas & Consumable Fuels — 0.0%
Sanchez Energy Corp., 4.875%	14,850	274,725
Sanchez Energy Corp., 6.500%	10,700	211,539

		486,264

TOTAL PREFERRED STOCKS (cost $1,720,720)		1,612,039

	Units
RIGHTS* — 0.0%
Biotechnology — 0.0%
Ambit Biosciences Corp., CVR (original cost $0; purchased 11/12/14)^(f)(u)	11,080	12,938
Chelsea Therapeutics International Ltd., Escrow Shares, CVR (Ireland) (original cost $23,695; purchased 06/24/14)^(f)(u)	. 296,186	23,695
Durata Therapeutics, Inc., CVR (original cost $0; purchased 11/19/14)^(f)(u)	19,543	—

		36,633

Health Care Equipment & Supplies — 0.0%
American Medical Alert Corp., CVR^	27,759	3

Transportation Infrastructure — 0.0%
Transurban Group (Australia), expiring 01/24/18	87,329	69,161

TOTAL RIGHTS (cost $23,695)		105,797

	Shares
UNAFFILIATED EXCHANGE TRADED FUNDS — 0.9%
Financial Select Sector SPDR Fund	1,100,000	30,701,000
iShares iBoxx $ Investment Grade Corporate Bond(a)	106,000	12,885,359
iShares JPMorgan USD Emerging Markets Bond	100	11,610
SPDR Bloomberg Barclays High Yield Bond(a)	127,500	4,681,800

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

UNAFFILIATED EXCHANGE TRADED FUNDS (continued)	Shares	Value
VelocityShares Daily Inverse VIX Short Term ETN*	2,639	$354,787

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $43,199,294)		48,634,556

	Units
WARRANTS* — 0.0%
Biotechnology — 0.0%
Bioptix, Inc., expiring 05/24/18	2,700	2,074

Distributors — 0.0%
KBS Fashion Group Ltd., expiring 01/22/18	5,387	—

Diversified Consumer Services — 0.0%
Education Management Corp., expiring 10/01/21^	1,339,182	—

Semiconductors & Semiconductor Equipment — 0.0%
GT Advanced Technologies, Inc.^	162	—

TOTAL WARRANTS (cost $113,373)		2,074

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.6%
Automobiles — 0.1%
Ally Auto Receivables Trust,
Series 2017-2, Class A2
1.490%	11/15/19	823	821,550
Ally Master Owner Trust,
Series 2017-1, Class A, 1 Month LIBOR + 0.400%
1.877%(c)	02/15/21	800	801,792
Avis Budget Rental Car Funding AESOP LLC,
Series 2016-1A, Class C, 144A
4.940%	06/20/22	400	402,986
Series 2017-2A, Class A, 144A
2.970%	03/20/24	250	249,578
Ford Credit Auto Lease Trust,
Series 2017-A, Class A2A
1.560%	11/15/19	260	259,497
Series 2017-A, Class A2B, 1 Month LIBOR + 0.140%
1.617%(c)	11/15/19	606	606,257
GM Financial Automobile Leasing Trust,
Series 2017-1, Class A2A
1.670%	09/20/19	491	490,727
Hertz Vehicle Financing II LP,
Series 2015-1A, Class B, 144A
3.520%	03/25/21	400	398,955
Series 2016-1A, Class C, 144A
4.750%	03/25/20	463	465,632
Nissan Auto Receivables Owner Trust,
Series 2016-B, Class A2B, 1 Month LIBOR + 0.300%
1.777%(c)	04/15/19	360	360,063
Santander Drive Auto Receivables Trust,
Series 2017-1, Class A2
1.490%	02/18/20	386	385,153
Securitized Term Auto Receivables Trust (Canada),
Series 2017-1A, Class A2A, 144A
1.510%	04/25/19	377	376,867

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
Westlake Automobile Receivables Trust, Series 2017-1A, Class A2, 144A
1.780%	04/15/20	527	$526,747

			6,145,804

Collateralized Loan Obligations — 0.0%
Community Funding CLO (Cayman Islands), Series 2015-1A, Class A, 144A
5.750%	11/01/27	330	331,260
Venture CDO Ltd., Series 2007-8A, Class A1A, 3 Month LIBOR + 0.280%, 144A
1.643%(c)	07/22/21	136	135,786

			467,046

Consumer Loans — 0.0%
OneMain Financial Issuance Trust, Series 2014-2A, Class A, 144A
2.470%	09/18/24	11	10,874

Home Equity Loans — 0.2%
Argent Securities Trust, Series 2006-W1, Class A2D, 1 Month LIBOR + 0.300%
1.852%(c)	03/25/36	463	425,716
Asset-Backed Funding Certificates Trust, Series 2005-WF1, Class M2, 1 Month LIBOR + 0.600%
2.152%(c)	10/25/34	65	64,822
Bear Stearns Asset-Backed Securities I Trust, Series 2007-HE3, Class 1A2, 1 Month LIBOR + 0.200%
1.752%(c)	04/25/37	249	302,364
Citigroup Mortgage Loan Trust, Series 2006-AMC1, Class A1, 1 Month LIBOR + 0.150%, 144A
1.697%(c)	09/25/36	415	398,729
Series 2007-AMC2, Class A3A, 1 Month LIBOR + 0.080%
1.632%(c)	01/25/37	793	565,008
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE4, Class M3, 1 Month LIBOR + 0.460%
2.012%(c)	10/25/35	500	457,977
GSAA Trust, Series 2006-7, Class AF2
5.995%(cc)	03/25/46	1,705	1,185,913
Home Equity Asset Trust, Series 2004-3, Class M1, 1 Month LIBOR + 0.860%
2.407%(c)	08/25/34	110	108,807
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-A, Class M7, 1 Month LIBOR + 1.950%
3.502%(c)	03/25/35	1,000	913,228
MASTR Asset-Backed Securities Trust, Series 2006-NC2, Class A3, 1 Month LIBOR + 0.110%
1.662%(c)	08/25/36	1,470	802,966
Merrill Lynch Mortgage Investors Trust, Series 2006-HE5, Class A2B, 1 Month LIBOR + 0.110%
1.662%(c)	08/25/37	1,752	1,164,334
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE2, Class M2, 1 Month LIBOR + 0.660%
2.212%(c)	01/25/35	268	258,759
New Century Home Equity Loan Trust, Series 2001-NC1, Class M3
4.202%(cc)	06/20/31	659	606,387

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2005-FM1, Class M3, 1 Month LIBOR + 0.510%
2.062%(c)	05/25/35	1,800	$1,558,693
Soundview Home Loan Trust,
Series 2006-3, Class A4, 1 Month LIBOR + 0.250%
1.802%(c)	11/25/36	1,500	1,312,235
Structured Asset Securities Corp. Trust,
Series 2005-SC1, Class 1A2, 144A
7.473%(cc)	05/25/31	854	771,170
Terwin Mortgage Trust,
Series 2003-6HE, Class A1, 1 Month LIBOR + 0.940%
2.492%(c)	11/25/33	16	15,992
WaMu Asset-Backed Certificates Trust,
Series 2007-HE2, Class 2A3, 1 Month LIBOR + 0.250%
1.802%(c)	04/25/37	1,662	931,868

			11,844,968

Other — 0.0%
Applebee’s Funding LLC/IHOP Funding LLC,
Series 2014-1, Class A2, 144A
4.277%	09/05/44	638	621,144

Residential Mortgage-Backed Securities — 0.2%
Argent Securities Trust,
Series 2006-M1, Class A1, 1 Month LIBOR + 0.150%
1.702%(c)	07/25/36	1,677	1,408,995
Asset-Backed Pass-Through Certificates,
Series 2005-R4, Class M5, 1 Month LIBOR + 0.980%
2.527%(c)	07/25/35	800	722,812
Bayview Opportunity Master Fund IIIb Trust,
Series 2017-RN2, Class A1, 144A
3.475%(cc)	04/28/32	41	41,285
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A, 1 Month LIBOR + 1.350%, 144A
2.902%(c)	10/25/37	1,301	1,307,833
Series 2007-1, Class 1M1, 1 Month LIBOR + 1.500%, 144A
3.052%(c)	10/25/37	860	832,340
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class A3, 1 Month LIBOR + 0.220%
1.772%(c)	08/25/36	1,000	990,177
Countrywide Asset-Backed Certificates Trust,
Series 2005-11, Class MV3, 1 Month LIBOR + 0.530%
1.859%(c)	02/25/36	400	396,209
Series 2005-17, Class MV1, 1 Month LIBOR + 0.460%
1.789%(c)	05/25/36	1,000	987,917
Series 2006-15, Class A6
4.804%(cc)	10/25/46	161	145,056
FFMLT Trust,
Series 2005-FF8, Class M2, 1 Month LIBOR + 0.780%
2.332%(c)	09/25/35	600	596,014
First Franklin Mortgage Loan Trust,
Series 2006-FF10, Class A5, 1 Month LIBOR + 0.310%
1.862%(c)	07/25/36	500	472,666
GSAMP Trust,
Series 2007-NC1, Class A2C, 1 Month LIBOR + 0.150%
1.702%(c)	12/25/46	904	558,144
Long Beach Mortgage Loan Trust,
Series 2006-WL1, Class 1A1, 1 Month LIBOR + 0.230%
1.782%(c)	01/25/46	56	55,630

Interest Rate	Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
PFCA Home Equity Investment Trust,
Series 2003-IFC6, Class A, 144A
5.500%(cc)	04/22/35		410	$412,139
RASC Trust,
Series 2006-KS3, Class M1, 1 Month LIBOR + 0.330%
1.882%(c)	04/25/36		100	97,437
Soundview Home Loan Trust,
Series 2007-WMC1, Class 3A3, 1 Month LIBOR + 0.260%
1.812%(c)	02/25/37		1,575	618,898
U.S. Residential Opportunity Fund IV Trust,
Series 2017-1III, Class A, 144A
3.352%	11/27/37		140	139,613
VOLT LV LLC,
Series 2017-NLP2, Class A1, 144A
3.500%	03/25/47		74	74,680
VOLT LVII LLC,
Series 2017-NPL4, Class A1, 144A
3.375%	04/25/47		110	110,831
VOLT LX LLC,
Series 2017-NPL7, Class A1, 144A
3.250%	04/25/59		68	67,755
VOLT LXII LLC,
Series 2017-NPL9, Class A1, 144A
3.125%	09/25/47		481	480,319

				10,516,750

Student Loans — 0.1%
Navient Student Loan Trust,
Series 2016-7A, Class A, 1 Month LIBOR + 1.150%, 144A
2.702%(c)	03/25/66		353	361,689
Nelnet Student Loan Trust,
Series 2008-3, Class A4, 3 Month LIBOR + 1.650%
3.112%(c)	11/25/24		308	314,176
SLM Private Education Loan Trust,
Series 2011-B, Class A3, 1 Month LIBOR + 2.250%, 144A
3.727%(c)	06/16/42		190	197,108
Series 2013-B, Class A2A, 144A
1.850%	06/17/30		342	340,251
SLM Student Loan Trust,
Series 2003-5, Class A5
— (p)	06/17/24	EUR	87	104,901
Series 2004-2, Class A5
— (p)	01/25/24	EUR	341	408,961
Series 2006-1, Class A5, 3 Month LIBOR + 0.110%
1.477%(c)	07/26/21		378	373,499
Series 2008-5, Class A4, 3 Month LIBOR + 1.700%
3.067%(c)	07/25/23		272	280,133
SoFi Professional Loan Program LLC,
Series F, Class A1FX, 144A
2.050%	01/25/41		710	708,155
South Carolina Student Loan Corp.,
Series 2005, Class A3, 3 Month LIBOR + 0.140%
1.621%(c)	12/01/23		156	155,557

				3,244,430

TOTAL ASSET-BACKED SECURITIES (cost $31,968,133)				32,851,016

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS — 0.1%
Aerospace & Defense — 0.0%
Avolon TLB Borrower 1 (US) LLC,
Initial Term B-2 Loan, 1 Month LIBOR + 2.250%
3.751%(c)	03/20/22	209	$207,678

Casinos & Gaming — 0.0%
CityCenter Holdings LLC,
Term B Loan, 1 Month LIBOR + 2.500%
4.069%(c)	04/18/24	17	17,126

Commercial Services — 0.0%
Jaguar Holding Company II,
2017 Term Loan, 1-3 Month LIBOR + 2.750%
4.381%(c)	08/18/22	180	179,697
Prime Security Services Borrower, LLC,
2016-2 Refinancing Term B-1 Loan (First Lien), 1 Month LIBOR + 2.750%
4.319%(c)	05/02/22	180	180,703

			360,400

Consumer Products & Services — 0.0%
Trans Union LLC,
Term Loan
— %(p)	04/09/23	76	76,276

Containers & Packaging — 0.0%
Reynolds Group Holdings, Inc.,
Incremental US Term Loan, 1 Month LIBOR + 2.750%
4.319%(c)	02/06/23	115	115,732

Distribution/Wholesale — 0.0%
American Builders & Contractors Supply Co., Inc.,
Term B-1 Loan, 1 Month LIBOR + 2.500%
4.069%(c)	10/31/23	190	190,253
Beacon Roofing Supply, Inc.,
Term Loan
— %(p)	01/02/25	16	16,034

			206,287

Diversified Financial Services — 0.0%
UPC Financing Partnership,
Facility AR, 1 Month LIBOR + 2.500%
3.977%(c)	01/15/26	150	149,841

Diversified Telecommunication Services — 0.0%
Numericable U.S. LLC,
USD TLB-12 Term Loan, 3 Month LIBOR + 3.000%
4.349%(c)	01/31/26	150	144,375

Energy — 0.0%
Energy Future Intermediate Holding Company LLC,
Term Loan (DIP), 1 Month LIBOR + 3.000%
4.546%(c)	06/30/18	190	190,333

Entertainment — 0.0%
Scientific Games International, Inc.,
Term B-4 Loan, 2 Month LIBOR + 3.250%
4.673%(c)	08/14/24	56	56,321

Foods — 0.0%
Post Holdings, Inc.,
Series A Incremental Term Loan, 1 Month LIBOR + 2.250%
3.820%(c)	05/24/24	65	65,178

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Health Care Providers & Services — 0.0%
MPH Acquisition Holdings LLC,
Tranche B Term Loan, 3 Month LIBOR + 3.000%
4.693%(c)	06/07/23	116	$116,360

Hotels, Restaurants & Leisure — 0.0%
1011778 B.C. Unlimited Liability Co.,
Term B-3 Loan, 1-3 Month LIBOR + 2.250%
3.881%(c)	02/16/24	142	142,052
Hilton Worldwide Finance LLC,
Term Loan
— %(p)	10/25/23	190	190,907

			332,959

Life Sciences Tools & Services — 0.0%
Catalent Pharma Solutions, Inc.,
Dollar Term Loan, 1 Month LIBOR + 2.250%
3.819%(c)	05/20/24	66	66,002

Lodging — 0.0%
Caesars Resort Collection LLC,
Term Loan
— %(p)	10/02/24	48	47,689

Manufacturing — 0.0%
Quikrete Holdings, Inc.,
Term Loan
— %(p)	11/15/23	32	32,100

Media — 0.1%
Charter Communications Operating LLC,
Term Loan
— %(p)	01/15/24	29	29,372
— %(p)	04/13/25	149	148,783
Sinclair Television Group, Inc.,
Term Loan
— %(p)	12/12/24	130	129,878
Univision Communications, Inc.,
Term Loan
— %(p)	03/15/24	190	189,264

			497,297

Oil & Gas — 0.0%
Petroleo Global Trading BV,
Advance
— %(p)	02/19/20^	200	198,499

Packaging & Containers — 0.0%
Berry Global, Inc.,
Term Loan
— %(p)	01/19/24	53	52,697
Term M Loan, 1 Month LIBOR + 2.250%
3.728%(c)	10/03/22	158	158,041

			210,738

Semiconductors & Semiconductor Equipment — 0.0%
Micron Technology, Inc.,
Term Loan, 3 Month LIBOR + 2.000%
3.390%(c)	04/26/22	150	150,834
ON Semiconductor Corp.,
Term Loan
— %(p)	03/31/23	30	30,533

			181,367

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
BANK LOANS (continued)
Software — 0.0%
First Data Corp.,
Term Loan
— %(p)	04/26/24		210	$210,046

Telecommunications — 0.0%
CenturyLink, Inc.,
Initial Term B Loan
— %(p)	01/31/25		300	289,071
Initial Term B Loan, PRIME + 1.750% / 1 Month LIBOR + 2.750%
5.050%(c)	01/31/25		33	32,039

				321,110

Transportation — 0.0%
American Airlines, Inc.,
2017 Replacement Class B Term Loan, 1 Month LIBOR + 2.000%
3.477%(c)	12/14/23		94	94,181
2017 Replacement Term Loan, 1 Month LIBOR + 2.000%
3.552%(c)	06/27/20		95	95,132

				189,313

TOTAL BANK LOANS (cost $4,014,457)				3,993,027

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.1%
Business Mortgage Finance 7 PLC (United Kingdom),
Series 7X, Class A1, 3 Month GBP LIBOR + 2.000%
2.526%(c)	02/15/41	GBP	370	488,935
Commercial Mortgage Trust,
Series 2015-CR26, Class ASB
3.373%	10/10/48		2,000	2,062,828
Fannie Mae-Aces,
Series 2010-M7, Class FA, 1 Month LIBOR + 0.600%
2.152%(c)	11/25/20		795	799,160
FHLMC Multifamily Structured Pass-Through Certificates,
Series KF12, Class A, 1 Month LIBOR + 0.700%
1.932%(c)	09/25/22		1,895	1,882,334
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA, IO
1.972%(cc)	11/10/45		1,042	82,252
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2, Class A3, 144A
4.070%	11/15/43		1,200	1,241,813
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class AJ
5.452%(cc)	09/15/39		162	128,495
Vornado DP LLC Trust,
Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28		600	621,298
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C26, Class AJ
6.027%(cc)	06/15/45		798	705,335

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $7,928,952)				8,012,450

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CONVERTIBLE BONDS — 0.0%
Healthcare-Products — 0.0%
China Medical Technologies, Inc. (China),
Sr. Unsec’d. Notes, 144A(d)
6.250%	12/15/16	450	$36

Leisure Products — 0.0%
SouthPeak Interactive Corp.,
(original cost $500,000; purchased 09/01/10)(d)(f)
23.932%	12/31/50^	500	28,087

TOTAL CONVERTIBLE BONDS (cost $956,753)			28,123

CORPORATE BONDS — 4.9%
Aerospace & Defense — 0.0%
Harris Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.480%
1.871%(c)	04/30/20	400	399,999

Agriculture — 0.1%
BAT Capital Corp. (United Kingdom),
Gtd. Notes, 144A
3.222%	08/15/24	600	599,976
3.557%	08/15/27	260	260,337
4.540%	08/15/47	250	263,227
Gtd. Notes, 3 Month LIBOR + 0.590%, 144A
2.003%(c)	08/14/20	1,200	1,206,461
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.950%	07/21/20	1,700	1,716,411
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
6.150%	09/15/43	30	38,559

			4,084,971

Airlines — 0.0%
Air Canada 2017-1 Class AA Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.300%	07/15/31	200	199,000
Spirit Airlines Pass-Through Trust,
Pass-Through Certificates
4.100%	10/01/29	1,345	1,396,251

			1,595,251

Auto Components — 0.0%
Exide Technologies Escrow Shares,
Notes
2.526%	12/31/99^	2,750	—

Auto Manufacturers — 0.1%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.350%
1.741%(c)	11/05/21	500	500,368
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.450%	05/18/20	800	799,396
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.580%
2.930%(c)	01/08/19	1,900	1,923,497
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 1.310%
3.003%(c)	06/30/22	600	611,043

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Hyundai Capital America,
Sr. Unsec’d. Notes, MTN, 144A
2.000%	07/01/19			500	$494,015
Tesla, Inc.,
Gtd. Notes, 144A
5.300%	08/15/25			100	95,500
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
2.125%	05/23/19			900	896,322
2.450%	11/20/19			600	599,636

					5,919,777

Auto Parts & Equipment — 0.0%
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.625%	10/15/22	(a)		130	134,875
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.000%	05/31/26			40	41,244
5.125%	11/15/23			50	52,170
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, Cash coupon 4.750% or PIK 5.500%, 144A
4.750%	09/15/26			200	203,000
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A
4.500%	04/29/22			153	160,650

					591,939

Banks — 2.1%
ABN AMRO Bank NV (Netherlands),
Jr. Sub. Notes
5.750%	12/29/49		EUR	700	915,903
BAC Capital Trust XIV,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.400% (Cap N/A, Floor 4.000%)
4.000%(c)	12/31/49			3,330	2,975,788
Banca Carige SpA (Italy),
Covered Bonds, EMTN
3.875%	10/24/18		EUR	1,400	1,727,309
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes
6.125%	12/31/99			200	206,250
8.875%	12/29/49		EUR	400	568,727
Sub. Notes, 144A
4.875%	04/21/25			420	434,700
Banco del Estado de Chile (Chile),
Sr. Unsec’d. Notes, MTN, 144A
3.875%	02/08/22			200	208,370
Banco do Brasil SA (Brazil),
Sr. Unsec’d. Notes, MTN, 144A
3.750%	07/25/18		EUR	900	1,100,088
Banco Espirito Santo SA (Portugal),
Sr. Unsec’d. Notes, EMTN(d)
4.000%	01/21/19		EUR	700	251,968
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes, 144A
6.875%	06/30/49			200	210,750
7.625%	06/30/49			1,080	1,182,600

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Banks (continued)
Banco Nacional de Comercio Exterior SNC (Mexico),
Sr. Unsec’d. Notes, 144A
4.375%	10/14/25			1,325	$1,378,000
Sub. Notes, 144A
3.800%	08/11/26			800	800,000
Banco Nacional de Costa Rica (Costa Rica),
Sr. Unsec’d. Notes, 144A
5.875%	04/25/21			420	437,325
Banco Santander SA (Spain),
Jr. Sub. Notes
6.375%	05/29/49			400	408,883
Bank of America Corp.,
Jr. Sub. Notes
6.100%	12/29/49			60	65,850
6.250%	09/29/49			320	353,616
Sr. Unsec’d. Notes, MTN
6.875%	04/25/18			2,000	2,030,554
Bank of America NA,
Sr. Unsec’d. Notes
1.750%	06/05/18			1,300	1,299,446
Bank of Nova Scotia (The) (Canada),
Covered Bonds
1.875%	04/26/21			1,000	980,537
Barclays Bank PLC (United Kingdom),
Sub. Notes
7.625%	11/21/22			200	226,500
Barclays PLC (United Kingdom),
Jr. Sub. Notes
6.500%	12/29/49		EUR	600	768,427
7.000%	12/31/99		GBP	400	567,629
8.000%	12/15/49		EUR	700	965,876
Sr. Unsec’d. Notes, 3 Month LIBOR + 2.110%
3.520%(c)	08/10/21			800	837,045
BBVA Banco Continental SA (Peru),
Sub. Notes, 144A
5.250%	09/22/29			120	129,150
BNP Paribas SA (France),
Jr. Sub. Notes
6.125%	12/29/49		EUR	379	525,227
Jr. Sub. Notes, 144A
7.625%	12/29/49			240	264,000
BPCE SA (France),
Gtd. Notes, MTN, 3 Month LIBOR + 1.220%, 144A
2.666%(c)	05/22/22			700	710,294
Sub. Notes, EMTN
2.750%	11/30/27		EUR	700	906,953
CIT Group, Inc.,
Sr. Unsec’d. Notes
3.875%	02/19/19			500	505,000
5.375%	05/15/20			200	211,250
Citigroup, Inc.,
Jr. Sub. Notes
5.350%	04/29/49			460	470,350
5.950%	12/29/49			1,760	1,874,400
6.300%	12/29/49	(a)		200	214,250
8.400%	04/29/49			800	810,000
Sr. Unsec’d. Notes
8.125%	07/15/39			84	134,310
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.880%

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Banks (continued)
2.258%(c)	07/30/18		800	$802,922
Sub. Notes
4.450%	09/29/27		500	529,351
4.600%	03/09/26		350	372,478
5.300%	05/06/44		209	246,761
Citizens Bank NA,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.570%
2.032%(c)	05/26/20		700	701,933
Commerzbank Finance & Covered Bond SA (Luxembourg),
Covered Bonds
4.250%	06/04/18	EUR	2,000	2,442,194
Cooperatieve Rabobank UA (Netherlands),
Sr. Unsec’d. Notes
6.875%	03/19/20	EUR	1,200	1,654,527
Credit Agricole SA (France),
Jr. Sub. Notes
6.500%	12/31/49	EUR	360	488,646
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
4.875%	05/15/45		290	333,802
Gtd. Notes, 3 Month LIBOR + 2.290%
3.644%(c)	04/16/21		1,100	1,155,681
Danske Bank A/S (Denmark),
Jr. Sub. Notes, EMTN
5.875%	10/29/49	EUR	660	899,085
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
4.250%	10/14/21		900	936,329
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes, MTN, 144A
1.625%	09/01/21		1,500	1,436,972
2.125%	09/01/22		300	293,179
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
2.375%	09/20/22		3,400	3,362,228
Goldman Sachs Capital II, Ltd.
Gtd. Notes, 3 Month LIBOR + 0.770% (Cap N/A, Floor 4.000%)
4.000%(c)	06/01/43		42	37,128
Goldman Sachs Capital III,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.770% (Cap N/A, Floor 4.000%)
4.000%(c)	12/31/49		27	23,625
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.876%	10/31/22		500	498,567
4.750%	10/21/45		100	114,551
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.200%
2.788%(c)	09/15/20		500	509,468
Sub. Notes
4.250%	10/21/25		90	94,062
5.150%	05/22/45		240	278,315
6.750%	10/01/37		850	1,137,847
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
6.375%	12/29/49		260	279,500
Sr. Unsec’d. Notes
4.300%	03/08/26		250	265,795

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Banks (continued)
ING Bank NV (Netherlands),
Covered Bonds, MTN, 144A
2.625%	12/05/22		300	$300,185
ING Groep NV (Netherlands),
Sub. Notes, EMTN
2.500%	02/15/29	EUR	600	765,245
Intesa Sanpaolo SpA (Italy),
Jr. Sub. Notes, EMTN
7.000%	12/31/49	EUR	860	1,141,172
Itau Unibanco Holding SA (Brazil),
Jr. Sub. Notes, MTN, 144A
6.125%	12/31/99		1,200	1,199,622
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.550%
1.917%(c)	04/25/18		1,900	1,902,166
KBC Bank NV (Belgium),
Sub. Notes
8.000%	01/25/23		1,800	1,808,495
KBC Group NV (Belgium),
Sub. Notes, EMTN
1.875%	03/11/27	EUR	400	495,892
Lansforsakringar Hypotek AB (Sweden),
Covered Bonds, MTN
2.250%	09/21/22	SEK	46,500	6,051,190
Lloyds Bank PLC (United Kingdom),
Covered Bonds, EMTN
5.125%	03/07/25	GBP	300	503,885
Lloyds Banking Group PLC (United Kingdom),
Jr. Sub. Notes
7.000%	12/31/49	GBP	1,000	1,421,702
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.350%, 144A
2.044%(c)	04/04/19		600	600,617
Nordea Hypotek AB (Sweden),
Covered Bonds, MTN
1.000%	04/08/22	SEK	5,000	618,686
Nykredit Realkredit A/S (Denmark),
Covered Bonds
2.000%	04/01/18	DKK	9,000	1,458,620
2.000%	07/01/18	DKK	41,600	6,773,652
2.000%	10/01/47	DKK	22,723	3,689,285
2.500%	10/01/47	DKK	162	27,228
3.000%	10/01/47	DKK	72	12,339
Realkredit Danmark A/S (Denmark),
Covered Bonds
1.000%	04/01/18	DKK	10,900	1,761,870
1.000%	04/01/18	DKK	4,200	678,941
2.000%	10/01/47	DKK	25,307	4,123,494
Covered Bonds, MTN
2.500%	07/01/47	DKK	55	9,178
Royal Bank of Scotland Group PLC (United Kingdom),
Sub. Notes
5.125%	05/28/24		1,280	1,357,657
6.000%	12/19/23		510	561,725
6.100%	06/10/23		600	660,698
6.125%	12/15/22		160	175,373
Royal Bank of Scotland PLC (The) (United Kingdom),
Sub. Notes, EMTN
6.934%	04/09/18	EUR	300	366,517

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Banks (continued)
Russian Agricultural Bank OJSC Via RSHB Capital SA (Russia),
Sub. Notes
8.500%	10/16/23		2,240	$2,513,549
Santander UK Group Holdings PLC (United Kingdom),
Jr. Sub. Notes
7.375%	12/29/49	GBP	200	297,140
Sub. Notes, MTN, 144A
4.750%	09/15/25		200	209,678
Sberbank of Russia Via SB Capital SA (Russia),
Sr. Unsec’d. Notes, EMTN
3.080%	03/07/19	EUR	300	369,144
Societe Generale SA (France),
Sub. Notes
2.500%	09/16/26	EUR	700	890,621
Stadshypotek AB (Sweden),
Covered Bonds
4.500%	09/21/22	SEK	15,000	2,144,643
Covered Bonds, MTN
1.500%	12/15/21	SEK	2,000	252,768
State Bank of India (India),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.950%
2.297%(c)	04/06/20		700	701,119
Sumitomo Mitsui Trust Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
2.050%	03/06/19		700	698,186
Sveriges Sakerstallda Obligationer AB (Sweden),
Covered Bonds
1.250%	06/15/22	SEK	40,000	4,993,566
2.000%	06/17/26	SEK	11,000	1,388,017
Swedbank Hypotek AB (Sweden),
Covered Bonds, MTN
1.000%	09/15/21	SEK	9,800	1,218,038
TC Ziraat Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, MTN, 144A
4.750%	04/29/21		760	752,436
5.125%	05/03/22		850	842,731
Toronto-Dominion Bank (The) (Canada),
Covered Bonds, 144A
2.250%	03/15/21		400	397,786
UBS AG (Switzerland),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.580%, 144A
2.103%(c)	06/08/20		1,600	1,606,979
Sr. Unsec’d. Notes, MTN, 144A
2.200%	06/08/20		600	596,150
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.320%, 144A
1.835%(c)	12/07/18		900	900,818
Sub. Notes
7.625%	08/17/22		1,300	1,518,660
Sub. Notes, EMTN
4.750%	05/22/23		1,800	1,812,344
UBS Group AG (Switzerland),
Jr. Sub. Notes
5.750%	12/29/49	EUR	400	545,930
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A
2.650%	02/01/22		600	593,206
Gtd. Notes, 3 Month LIBOR + 1.780%, 144A
3.139%(c)	04/14/21		200	207,545

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Banks (continued)
UniCredit SpA (Italy),
Jr. Sub. Notes
6.625%	12/31/49		EUR	1,120	$1,458,053
Wachovia Capital Trust III,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.930% (Cap N/A, Floor 5.570%)
5.570%(c)	03/15/42			4,828	4,864,210
Wells Fargo & Co.,
Jr. Sub. Notes
5.875%	12/29/49	(a)		128	141,766
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.230%
2.610%(c)	10/31/23			500	513,294
Sr. Unsec’d. Notes, MTN
3.550%	09/29/25			220	225,822
Sub. Notes, MTN
4.400%	06/14/46			260	274,207
Westpac Banking Corp. (Australia),
Covered Bonds, 144A
1.850%	11/26/18			500	499,043

					118,445,154

Beverages — 0.0%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
3.650%	02/01/26			340	350,872
4.900%	02/01/46			110	127,489
Constellation Brands, Inc.,
Gtd. Notes
4.750%	11/15/24			30	32,874
Cott Holdings, Inc. (Canada),
Gtd. Notes, 144A
5.500%	04/01/25			60	61,650
Pernod Ricard SA (France),
Sr. Unsec’d. Notes, 144A
5.500%	01/15/42			200	242,782

					815,667

Building Materials — 0.0%
Masco Corp.,
Sr. Unsec’d. Notes
3.500%	04/01/21			500	507,825

Chemicals — 0.1%
Braskem Finance Ltd. (Brazil),
Gtd. Notes
7.250%	06/05/18			100	101,999
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A
4.500%	01/10/28			430	423,034
Chandra Asri Petrochemical Tbk PT (Indonesia),
Gtd. Notes, 144A
4.950%	11/08/24			340	334,241
Mexichem SAB de CV (Mexico),
Gtd. Notes, 144A
5.875%	09/17/44			470	486,450
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
4.500%	10/22/25			700	700,500
Solvay Finance America LLC (Belgium),
Gtd. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Chemicals (continued)
3.400%	12/03/20		600	$612,664

				2,658,888

Commercial Services — 0.1%
Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.540%
1.931%(c)	08/04/20		1,500	1,501,289
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.350%	10/15/19		400	398,859
2.600%	12/01/21		800	789,758
5.250%	10/01/20		300	320,176
Sr. Unsec’d. Notes, 144A
4.500%	08/16/21		500	527,349
United Rentals North America, Inc.,
Gtd. Notes
5.750%	11/15/24		220	231,550
5.875%	09/15/26		50	53,500
Wesleyan University,
Unsec’d. Notes
4.781%	07/01/2116		130	138,000

				3,960,481

Computers — 0.1%
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
3.480%	06/01/19		1,110	1,123,905
4.420%	06/15/21		1,930	2,011,097
5.450%	06/15/23		800	864,511
DXC Technology Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.950%
2.431%(c)	03/01/21		400	400,979

				4,400,492

Diversified Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands),
Gtd. Notes
3.750%	05/15/19		400	406,331
4.625%	10/30/20		650	681,383
Ally Financial, Inc.,
Gtd. Notes
4.750%	09/10/18		400	405,000
8.000%	11/01/31		50	65,000
Sr. Unsec’d. Notes
3.600%	05/21/18		400	401,200
Bear Stearns Cos. LLC (The),
Gtd. Notes
7.250%	02/01/18		300	301,200
BOC Aviation Ltd. (Singapore),
Sr. Unsec’d. Notes, MTN, 144A
3.500%	09/18/27		200	194,058
BRFkredit A/S (Denmark),
Covered Bonds
2.000%	04/01/18	DKK	13,300	2,155,437
2.500%	10/01/47	DKK	70	11,664
4.000%	01/01/18	DKK	600	96,674
Notes
1.000%	01/01/18	DKK	19,600	3,157,228

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Cboe Global Markets, Inc.,
Sr. Unsec’d. Notes
1.950%	06/28/19		300	$298,104
Fondo MIVIVIENDA SA (Peru),
Sr. Unsec’d. Notes, 144A
3.500%	01/31/23		830	833,237
GE Capital Australia Funding Pty Ltd.,
Gtd. Notes, MTN
4.500%	01/30/18	AUD	1,900	1,485,638
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
4.370%(cc)	12/21/65		630	614,250
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	04/01/19		600	624,479
6.250%	05/15/19		800	838,324
8.250%	12/15/20		600	689,192
Lincoln Finance Ltd. (Netherlands),
Sr. Sec’d. Notes
6.875%	04/15/21	EUR	200	251,872
Navient Corp.,
Sr. Unsec’d. Notes, MTN
5.500%	01/15/19		600	610,500
8.450%	06/15/18		450	461,475
Nordea Kredit Realkreditaktieselskab (Denmark),
Covered Bonds
2.000%	10/01/47	DKK	22,459	3,654,924
2.000%	10/01/50	DKK	2,000	321,450
2.500%	10/01/47	DKK	1	105
OneMain Financial Holdings LLC,
Gtd. Notes, 144A
6.750%	12/15/19		400	413,280
ORIX Corp. (Japan),
Sr. Unsec’d. Notes
3.250%	12/04/24		100	99,681
Quicken Loans, Inc.,
Gtd. Notes, 144A
5.750%	05/01/25		120	124,201

				19,195,887

Electric — 0.2%
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26		170	166,602
Cerro del Aguila SA (Peru),
Gtd. Notes, 144A
4.125%	08/16/27		350	345,625
Chugoku Electric Power Co., Inc. (The) (Japan),
Sr. Sec’d. Notes
2.701%	03/16/20		500	501,238
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24		580	618,425
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.400%	09/15/20		300	328,062
Emera US Finance LP (Canada),
Gtd. Notes
2.700%	06/15/21		700	698,295

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Electric (continued)
Enel Finance International NV (Italy),
Gtd. Notes, 144A
6.000%	10/07/39		300	$373,275
Entergy Corp.,
Sr. Unsec’d. Notes
5.125%	09/15/20		700	739,534
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
4.000%	10/01/20		100	103,052
FirstEnergy Corp.,
Sr. Unsec’d. Notes
3.900%	07/15/27		220	225,422
7.375%	11/15/31		600	809,220
Georgia Power Co.,
Sr. Unsec’d. Notes
4.250%	12/01/19		700	726,411
Iberdrola Finance Ireland DAC (Spain),
Gtd. Notes, 144A
5.000%	09/11/19		100	104,097
Pampa Energia SA (Argentina),
Sr. Unsec’d. Notes, 144A
7.500%	01/24/27		750	821,355
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
5.500%	11/22/21		850	921,230
Sr. Unsec’d. Notes, MTN
5.250%	10/24/42		980	1,019,200
Southern Co. (The),
Sr. Unsec’d. Notes
2.750%	06/15/20		600	603,799
Southern Power Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550%, 144A
2.175%(c)	12/20/20		300	300,630
Three Gorges Finance I Cayman Islands Ltd. (China),
Gtd. Notes, 144A
3.700%	06/10/25		1,140	1,169,184

				10,574,656

Engineering & Construction — 0.0%
CRCC Yuxiang Ltd. (China),
Gtd. Notes
3.500%	05/16/23		400	406,289

Foods — 0.1%
Conagra Brands, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%
1.857%(c)	10/09/20		700	701,113
Danone SA (France),
Sr. Unsec’d. Notes, 144A
1.691%	10/30/19		200	197,595
2.077%	11/02/21		800	782,561
Kraft Heinz Foods Co.,
Gtd. Notes
4.125%	07/01/27	GBP	420	631,386
5.200%	07/15/45		90	99,002
Gtd. Notes, 3 Month LIBOR + 0.570%
1.980%(c)	02/10/21		900	902,261
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.875%	11/01/26		60	62,700

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Foods (continued)
Marfrig Holdings Europe BV (Brazil),
Gtd. Notes, 144A
6.875%	06/24/19		530	$545,370
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
2.000%	10/28/21		1,300	1,264,724
Tyson Foods, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.450%
1.929%(c)	05/30/19		700	701,162

				5,887,874

Forest Products & Paper — 0.0%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A
2.539%	11/15/19		500	501,804
Suzano Austria GmbH (Brazil),
Gtd. Notes, 144A
5.750%	07/14/26		1,030	1,118,168

				1,619,972

Gas — 0.0%
KazTransGas JSC (Kazakhstan),
Gtd. Notes, 144A
4.375%	09/26/27		860	863,483
Sempra Energy,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.450%
2.038%(c)	03/15/21		200	200,308
Transportadora de Gas del Peru SA (Peru),
Sr. Unsec’d. Notes
4.250%	04/30/28		700	723,800

				1,787,591

Healthcare-Products — 0.0%
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19		300	301,084
3.700%	06/06/27		530	534,086
DJO Finance LLC/DJO Finance Corp.,
Sec’d. Notes
10.750%	04/15/20	(a)	330	297,000
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp.,
Sec’d. Notes, 144A
8.125%	06/15/21		30	28,050
Universal Hospital Services, Inc.,
Sec’d. Notes
7.625%	08/15/20		30	30,000
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
2.700%	04/01/20		700	700,340

				1,890,560

Healthcare-Services — 0.1%
Catholic Health Initiatives,
Sec’d. Notes
4.350%	11/01/42		210	202,729
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/22		50	51,875
4.750%	01/15/25		110	111,925
6.125%	02/15/24		30	31,725

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Healthcare-Services (continued)
DaVita, Inc.,
Gtd. Notes
5.000%	05/01/25	40	$39,988
Dignity Health,
Sec’d. Notes
5.267%	11/01/64	120	128,221
Fresenius Medical Care US Finance II, Inc. (Germany),
Gtd. Notes, 144A
5.625%	07/31/19	700	732,268
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	10	10,350
Sr. Sec’d. Notes
3.750%	03/15/19	1,100	1,109,625
4.500%	02/15/27	20	20,100

			2,438,806

Home Builders — 0.0%
PulteGroup, Inc.,
Gtd. Notes
6.375%	05/15/33	110	123,200

Household Products/Wares — 0.0%
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 3 Month LIBOR + 0.560%, 144A
2.235%(c)	06/24/22	400	399,857

Independent Power & Renewable Electricity Producers — 0.0%
MMC Energy, Inc., Escrow Shares,
First Lien(d)
0.000%	10/15/99^	950	—

Insurance — 0.0%
Chubb INA Holdings, Inc.,
Gtd. Notes
4.350%	11/03/45	160	180,655
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	490	560,499

			741,154

Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
4.950%	12/05/44	80	97,245
Sr. Unsec’d. Notes, 144A
4.050%	08/22/47	790	851,396
4.250%	08/22/57	1,060	1,156,348
eBay, Inc.,
Sr. Unsec’d. Notes
2.150%	06/05/20	1,000	992,977
Netflix, Inc.,
Sr. Unsec’d. Notes
5.500%	02/15/22	160	168,200

			3,266,166

Iron/Steel — 0.0%
Vale Overseas Ltd. (Brazil),
Gtd. Notes
5.875%	06/10/21	155	168,795

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Iron/Steel (continued)
6.875%	11/21/36	664	$813,400

			982,195

Lodging — 0.0%
Gohl Capital Ltd. (Malaysia),
Gtd. Notes
4.250%	01/24/27	500	512,764
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27	130	136,013

			648,777

Machinery-Diversified — 0.0%
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.290%
1.948%(c)	06/22/20	1,100	1,101,164

Media — 0.1%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.625%	02/15/23	200	209,420
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	05/01/27	50	49,250
5.375%	05/01/25	80	82,426
Charter Communications Operating LLC/Charter Communications Operating
Capital,
Sr. Sec’d. Notes
3.750%	02/15/28	1,500	1,437,312
4.200%	03/15/28	130	129,034
6.834%	10/23/55	610	733,734
CSC Holdings LLC,
Sr. Unsec’d. Notes
8.625%	02/15/19	210	221,550
DISH DBS Corp.,
Gtd. Notes
5.875%	11/15/24	220	214,225
Myriad International Holdings BV (South Africa),
Gtd. Notes, 144A
4.850%	07/06/27	580	601,412
5.500%	07/21/25	440	479,146
Sky PLC (United Kingdom),
Gtd. Notes, 144A
2.625%	09/16/19	200	200,389
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.000%	02/01/20	400	417,443
7.300%	07/01/38	210	263,227
8.750%	02/14/19	1,000	1,066,227
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.250%	01/15/26	200	202,000

			6,306,795

Mining — 0.0%
Anglo American Capital PLC (United Kingdom),
Gtd. Notes, 144A
3.625%	09/11/24	200	199,042
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Mining (continued)
6.750%	10/19/75			280	$326,925
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes
3.000%	07/17/22			396	394,605
FMG Resources August 2006 Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
9.750%	03/01/22			100	110,650
Freeport-McMoRan, Inc.,
Gtd. Notes
2.375%	03/15/18			150	149,813
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40			220	286,821

					1,467,856

Miscellaneous Manufacturing — 0.0%
General Electric Co.,
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38			130	168,114
Textron, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550%
1.960%(c)	11/10/20			590	589,834

					757,948

Multi-National — 0.0%
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, GMTN
0.500%	12/21/23		AUD	800	534,685
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.500%	07/21/23		AUD	1,100	747,438
0.500%	08/10/23		AUD	700	473,971

					1,756,094

Oil & Gas — 0.7%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24			30	29,876
4.500%	07/15/44			100	99,651
5.550%	03/15/26	(a)		320	359,035
8.700%	03/15/19			700	750,526
Apache Corp.,
Sr. Unsec’d. Notes
4.750%	04/15/43			260	267,212
5.100%	09/01/40			370	394,192
Black Elk Energy LLC Escrow,
Notes(d)
2.573%	12/01/99^			600	—
Chesapeake Energy Corp.,
Gtd. Notes
5.750%	03/15/23			340	314,500
6.125%	02/15/21			50	50,625
CNOOC Curtis Funding No. 1 Pty Ltd. (China),
Gtd. Notes
4.500%	10/03/23			550	585,426
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.000%	06/15/45			100	111,555
5.600%	07/15/41			10	11,787

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
5.850%	12/15/25			240	$280,242
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.125%	01/16/25			660	663,300
5.375%	06/26/26			340	367,098
5.875%	09/18/23			1,340	1,480,700
5.875%	05/28/45			380	387,980
Ensco PLC,
Sr. Unsec’d. Notes
8.000%	01/31/24			53	53,133
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
6.375%	06/15/23			190	102,600
EQT Corp.,
Sr. Unsec’d. Notes
2.500%	10/01/20			400	397,212
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
4.114%	03/01/46			230	257,424
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, MTN
4.625%	10/15/18		EUR	130	160,663
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
5.750%	04/19/47			780	831,090
Sr. Unsec’d. Notes, MTN
4.400%	04/30/23			1,400	1,448,810
5.750%	04/30/43			950	1,016,171
Kerr-McGee Corp.,
Gtd. Notes
6.950%	07/01/24			70	82,514
Lukoil International Finance BV (Russia),
Gtd. Notes
6.656%	06/07/22			829	935,527
Magnum Hunter Resources Corp.,
Gtd. Notes
0.000%	12/31/99	^		430	—
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23			130	110,500
7.000%	03/31/24			90	75,938
Oasis Petroleum, Inc.,
Gtd. Notes
6.875%	03/15/22			190	194,988
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.100%	02/15/47			140	148,817
4.400%	04/15/46			20	22,139
4.625%	06/15/45			90	102,026
Odebrecht Drill VIII/IX (Cayman Islands),
First Lien, 144A
6.350%	12/01/21	^		67	65,828
7.350%	12/01/26	^		79	27,567
Odebrecht Oil & Gas Finance Ltd. (Cayman Islands),
Unsec’d. Notes, 144A
2.511%(s)	12/22/47	^		46	19,709
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes
6.000%	05/03/42			1,862	2,113,836

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Petrobras Global Finance BV (Brazil),
Gtd. Notes
4.375%	05/20/23		700	$692,279
5.625%	05/20/43		3,130	2,797,093
6.125%	01/17/22		600	636,750
6.750%	01/27/41		771	770,891
6.850%	06/05/2115		1,960	1,886,500
7.375%	01/17/27		1,200	1,321,200
Gtd. Notes, 144A
5.299%	01/27/25		499	500,497
5.999%	01/27/28		1,910	1,914,775
Sr. Unsec’d. Notes
8.375%	12/10/18		100	104,870
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes(d)
6.000%	05/16/24		630	141,958
9.000%	11/17/21		2,060	571,650
Petroleos del Peru SA (Peru),
Sr. Unsec’d. Notes, 144A
4.750%	06/19/32		1,700	1,719,125
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.875%	01/24/22		1,906	1,986,529
4.875%	01/18/24		2,800	2,900,660
5.500%	01/21/21		790	838,190
6.375%	01/23/45		850	854,548
6.500%	06/02/41		759	780,632
Phillips 66,
Gtd. Notes, 3 Month LIBOR + 0.650%, 144A
2.009%(c)	04/15/19		100	100,058
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.450%	01/15/21		700	714,093
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23		90	91,067
Quicksilver Escrow Shares,
Notes
10.000%	08/01/99	^	675	—
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25		180	173,700
5.875%	07/01/22		90	91,800
RSP Permian, Inc.,
Gtd. Notes
6.625%	10/01/22		30	31,463
Sanchez Energy Corp.,
Gtd. Notes
6.125%	01/15/23	(a)	860	726,700
7.750%	06/15/21	(a)	330	310,200
Shelf Drilling Holdings Ltd. (United Arab Emirates),
Sec’d. Notes, 144A
9.500%	11/02/20		45	46,146
Sinopec Group Overseas Development 2013 Ltd. (China),
Gtd. Notes
4.375%	10/17/23		200	212,196
Sinopec Group Overseas Development 2014 Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24		2,000	2,121,628

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Teine Energy Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
6.875%	09/30/22	220	$227,150
Whiting Petroleum Corp.,
Gtd. Notes
6.250%	04/01/23	110	112,888
WPX Energy, Inc.,
Sr. Unsec’d. Notes
8.250%	08/01/23	180	204,300

			39,901,733

Oil & Gas Services — 0.0%
Halliburton Co.,
Sr. Unsec’d. Notes
3.800%	11/15/25	110	114,319
4.850%	11/15/35	230	258,024
KCA Deutag UK Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
9.875%	04/01/22	240	254,400
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	12/21/25	360	378,303

			1,005,046

Pharmaceuticals — 0.1%
Allergan Funding SCS,
Gtd. Notes
3.000%	03/12/20	1,500	1,513,495
4.550%	03/15/35	10	10,582
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
1.948%	06/14/19	600	596,311
3.410%	06/15/27	150	146,827
4.625%	12/15/20	100	105,434
Forest Laboratories LLC,
Gtd. Notes, 144A
5.000%	12/15/21	500	534,738
Mylan NV,
Gtd. Notes
2.500%	06/07/19	300	299,690
3.750%	12/15/20	700	715,300
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
1.900%	09/23/19	800	792,757
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
2.800%	07/21/23	10	8,708
3.150%	10/01/26	90	74,308
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.375%	03/15/20	78	78,098
5.500%	03/01/23	270	247,050
5.875%	05/15/23	660	612,150
6.125%	04/15/25	980	896,700
7.500%	07/15/21	430	437,525
9.000%	12/15/25	270	281,394
Sr. Sec’d. Notes, 144A
5.500%	11/01/25	60	61,050
6.500%	03/15/22	40	42,000

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
7.000%	03/15/24	100	$107,000

			7,561,117

Pipelines — 0.2%
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Gtd. Notes, 144A
6.125%	11/15/22	120	125,100
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27	60	62,064
DCP Midstream Operating LP,
Gtd. Notes, 144A
6.750%	09/15/37	160	174,400
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.400%
1.750%(c)	01/10/20	1,300	1,301,791
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
2.288%(c)	06/15/20	1,000	1,009,289
Energy Transfer LP,
Sr. Unsec’d. Notes
4.150%	10/01/20	300	309,794
4.650%	06/01/21	300	314,897
Energy Transfer LP/Regency Energy Finance Corp.,
Gtd. Notes
5.750%	09/01/20	600	638,576
Enterprise Products Operating LLC,
Gtd. Notes
6.500%	01/31/19	700	731,480
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
6.750%	08/01/22	150	155,625
GNL Quintero SA (Chile),
Sr. Unsec’d. Notes, 144A
4.634%	07/31/29	300	312,375
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.500%	09/01/23	100	100,064
4.250%	09/01/24	100	103,568
Kinder Morgan, Inc.,
Gtd. Notes
5.300%	12/01/34	70	74,673
MPLX LP,
Sr. Unsec’d. Notes
4.875%	12/01/24	340	366,486
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/40	220	247,500
Spectra Energy Partners LP,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
2.195%(c)	06/05/20	300	302,247
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
6.750%	03/15/24	150	160,875
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
3.800%	10/01/20	1,300	1,347,912
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
7.850%	02/01/26	260	332,324

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Pipelines (continued)
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
8.750%	03/15/32		190	$250,800

				8,421,840

Real Estate — 0.0%
Akelius Residential Property AB (Sweden),
Sr. Unsec’d. Notes
3.375%	09/23/20	EUR	500	647,928
China Overseas Finance Cayman V Ltd. (China),
Gtd. Notes
3.950%	11/15/22		400	411,103
Tesco Property Finance 3 PLC (United Kingdom),
Sec’d. Notes
5.744%	04/13/40	GBP	98	155,961
Tesco Property Finance 5 PLC (United Kingdom),
Sr. Sec’d. Notes
5.661%	10/13/41	GBP	110	175,012

				1,390,004

Real Estate Investment Trusts (REITs) — 0.1%
Brandywine Operating Partnership LP,
Gtd. Notes
3.950%	11/15/27		300	297,779
Goodman US Finance Four LLC (Australia),
Gtd. Notes, 144A
4.500%	10/15/37		700	723,422
Iron Mountain, Inc.,
Gtd. Notes, 144A
4.375%	06/01/21		280	284,166
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24		100	99,713
SL Green Operating Partnership LP,
Gtd. Notes
3.250%	10/15/22		300	298,850
UDR, Inc.,
Gtd. Notes, MTN
4.625%	01/10/22		100	106,061
Unibail-Rodamco SE (France),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.770%
2.129%(c)	04/16/19		500	502,284

				2,312,275

Retail — 0.0%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
5.000%	10/15/25		90	90,675
AutoNation, Inc.,
Gtd. Notes
5.500%	02/01/20		600	633,430
Dollar Tree, Inc.,
Gtd. Notes
5.750%	03/01/23		230	240,925
QVC, Inc.,
Sr. Sec’d. Notes
3.125%	04/01/19		900	903,359

				1,868,389

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Semiconductors — 0.0%
KLA-Tencor Corp.,
Sr. Unsec’d. Notes
3.375%	11/01/19			700	$711,541
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.125%	06/15/20			600	614,418

					1,325,959

Software — 0.0%
Autodesk, Inc.,
Sr. Unsec’d. Notes
3.125%	06/15/20			600	605,726
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23			10	10,575
Sr. Sec’d. Notes, 144A
5.000%	01/15/24			170	174,888
Microsoft Corp.,
Sr. Unsec’d. Notes
3.300%	02/06/27			280	288,820
3.700%	08/08/46			130	135,526
VMware, Inc.,
Sr. Unsec’d. Notes
2.300%	08/21/20			800	795,464
2.950%	08/21/22			200	199,442

					2,210,441

Telecommunications — 0.1%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.800%	09/04/26		EUR	600	728,907
5.150%	02/14/50			300	303,739
5.300%	08/14/58			100	100,328
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.950%
2.309%(c)	07/15/21			1,000	1,013,704
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/25	(a)		130	118,300
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27			50	50,000
Level 3 Financing, Inc.,
Gtd. Notes
6.125%	01/15/21			160	162,600
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32			100	113,500
Sprint Communications, Inc.,
Gtd. Notes, 144A
9.000%	11/15/18			30	31,578
Sr. Unsec’d. Notes
11.500%	11/15/21			30	36,225
Sprint Corp.,
Gtd. Notes
7.875%	09/15/23			120	127,800
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.125%	08/15/46			180	166,285

					2,952,966

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Transportation — 0.1%
Empresa de Transporte de Pasajeros Metro SA (Chile),
Sr. Unsec’d. Notes, 144A
5.000%	01/25/47		410	$449,163
Pelabuhan Indonesia II PT (Indonesia),
Sr. Unsec’d. Notes, 144A
4.250%	05/05/25		890	910,025
Pelabuhan Indonesia III Persero PT (Indonesia),
Sr. Unsec’d. Notes
4.875%	10/01/24		500	532,499
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
2.450%	09/03/19		100	100,110
XPO CNW, Inc.,
Sr. Unsec’d. Notes
6.700%	05/01/34		100	104,000
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.500%	06/15/22	(a)	380	396,625

				2,492,422

Trucking & Leasing — 0.1%
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A
7.125%	10/15/20		1,200	1,337,522
DAE Funding LLC (United Arab Emirates),
Gtd. Notes, 144A
4.500%	08/01/22		32	31,440
5.000%	08/01/24		500	493,750
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
5.250%	08/15/22		210	208,688
5.500%	02/15/24		410	406,925
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
2.650%	07/15/21		200	196,693
3.000%	07/15/22		400	396,123

				3,071,141

TOTAL CORPORATE BONDS
(cost $270,030,212)				279,246,618

MUNICIPAL BONDS — 0.1%
California — 0.0%
City of Riverside CA Electric Revenue,
Revenue Bonds, BABs
7.455%	10/01/30		600	806,544
Inland Valley Development Agency,
Tax Allocation
5.500%	03/01/33		130	147,419

				953,963

Florida — 0.0%
Sumter Landing Community Development District,
Revenue Bonds
4.172%	10/01/47		110	119,260

Illinois — 0.1%
City of Chicago,
General Obligation Unlimited
5.630%	01/01/22		100	101,552

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
MUNICIPAL BONDS (continued)
Illinois (continued)
6.314%	01/01/44		200	$213,150
7.375%	01/01/33		600	694,188
State of Illinois,
General Obligation Unlimited
5.100%	06/01/33		400	399,336

				1,408,226

New Jersey — 0.0%
New Jersey Transportation Trust Fund Authority,
Revenue Bonds, BABs
6.561%	12/15/40		160	212,018

TOTAL MUNICIPAL BONDS (cost $2,300,744)				2,693,467

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.8%
Alternative Loan Trust,
Series 2005-22T1, Class A2, IO, 1 Month LIBOR x (1) + 5.070%
3.518%(c)	06/25/35		486	61,155
Series 2005-J12, Class 2A1, 1 Month LIBOR + 0.270%
1.822%(c)	08/25/35		837	589,118
Series 2006-OA12, Class A1B, 1 Month LIBOR + 0.190%
1.691%(c)	09/20/46		595	491,198
Series 2006-OA19, Class A1, 1 Month LIBOR + 0.180%
1.681%(c)	02/20/47		660	546,737
Series 2007-OA6, Class A1B, 1 Month LIBOR + 0.200%
1.752%(c)	06/25/37		182	172,672
American Home Mortgage Assets Trust,
Series 2006-1, Class 2A1, 1 Month LIBOR + 0.190%
1.742%(c)	05/25/46		117	98,511
Series 2007-1, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.700%
1.763%(c)	02/25/47		725	462,577
Banc of America Funding Trust,
Series 2005-7, Class 4A3
5.750%	11/25/35		155	159,982
Series 2006-I, Class 4A1
6.141%(cc)	10/20/46		96	76,567
Series 2015-R2, Class 9A2, 144A
1.742%(cc)	03/27/36		1,655	1,152,139
Banc of America Mortgage Trust,
Series 2005-B, Class 2A1
3.638%(cc)	03/25/35		1,030	1,005,125
Series 2005-H, Class 2A5
3.595%(cc)	09/25/35		76	73,526
BANCAJA 6 Fondo de Titulizacion de Activos (Spain),
Series 6, Class A2, 3 Month Euribor + 0.250% (Cap N/A, Floor 0.000%)
0.000%(c)	02/20/36	EUR	88	105,265
BCAP LLC Trust,
Series 2011-RR5, Class 5A1, 144A
5.250%(cc)	08/26/37		105	107,991
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-1, Class 2A1
3.427%(cc)	03/25/35		18	17,817
Series 2005-10, Class A2
3.510%(cc)	10/25/35		5	4,536

Interest Rate	Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Berica ABS Srl (Italy),
Series 2011-1, Class A1, 3 Month Euribor + 0.300% (Cap N/A, Floor 0.000%)
0.000%(c)	12/31/55	EUR	114	$136,839
Berica Residential MBS Srl (Italy),
Series 8, Class A, 6 Month Euribor + 0.200% (Cap N/A, Floor 0.000%)
0.000%(c)	03/31/48	EUR	312	373,909
Chase Mortgage Finance Trust,
Series 2007-A2, Class 7A1
3.144%(cc)	07/25/37		38	34,423
Citicorp Mortgage Securities Trust,
Series 2007-3, Class 1A1
6.000%	04/25/37		8	8,134
Citigroup Mortgage Loan Trust,
Series 2007-10, Class 22AA
3.674%(cc)	09/25/37		103	96,788
Series 2015-2, Class 1A1, 1 Month LIBOR + 0.200%, 144A
1.528%(c)	06/25/47		796	796,342
Claris ABS (Italy),
Series 2011-1, Class A, 6 Month Euribor + 0.350%
0.076%(c)	10/31/60	EUR	508	609,702
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-46, Class 7A1
3.674%(cc)	01/19/34		20	20,150
Series 2004-12, Class 12A1
3.488%(cc)	08/25/34		44	42,560
CSMC Mortgage-Backed Trust,
Series 2006-7, Class 6A3
5.500%	08/25/36		605	582,304
EuroMASTR PLC (United Kingdom),
Series 2007-1V, Class A2, 3 Month GBP LIBOR + 0.200%
0.718%(c)	06/15/40	GBP	272	354,548
Eurosail PLC (United Kingdom),
Series 2006-4X, Class A3A, 3 Month Euribor + 0.160% (Cap N/A, Floor 0.000%)
0.000%(c)	12/10/44	EUR	174	206,972
Series 2006-4X, Class A3C, 3 Month GBP LIBOR + 0.160%
0.684%(c)	12/10/44	GBP	418	556,258
Series 2007-3A, Class A3C, 3 Month GBP LIBOR + 0.950%, 144A
1.473%(c)	06/13/45	GBP	69	92,707
Series 2007-3X, Class A3A, 3 Month GBP LIBOR + 0.950%
1.473%(c)	06/13/45	GBP	208	278,156
Fannie Mae Connecticut Avenue Securities,
Series 2014-C03, Class 1M2, 1 Month LIBOR + 3.000%
4.552%(c)	07/25/24		833	890,510
Series 2015-C03, Class 2M2, 1 Month LIBOR + 5.000%
6.552%(c)	07/25/25		329	362,515
Series 2017-C01, Class 1B1, 1 Month LIBOR + 5.750%
7.302%(c)	07/25/29		380	442,803
Series 2017-C01, Class 1M2, 1 Month LIBOR + 3.550%
5.102%(c)	07/25/29		760	825,917
Fannie Mae REMICS,
Series 2010-123, Class FK, 1 Month LIBOR + 0.450%

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.002%(c)	11/25/40	330	$332,326
Series 2011-3, Class FA, 1 Month LIBOR + 0.680%
2.232%(c)	02/25/41	91	92,660
FDIC Guaranteed Notes Trust,
Series 2010-S2, Class 1A, 1 Month LIBOR + 0.500%, 144A
1.742%(c)	11/29/37	193	192,509
Freddie Mac REMICS,
Series 3172, Class FK, 1 Month LIBOR + 0.450%
1.927%(c)	08/15/33	40	39,953
Series 3397, Class FC, 1 Month LIBOR + 0.600%
2.077%(c)	12/15/37	41	41,678
Freddie Mac Strips,
Series 278, Class F1, 1 Month LIBOR + 0.450%
1.927%(c)	09/15/42	331	333,104
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2017-DNA1, Class M2, 1 Month LIBOR + 3.250%
4.802%(c)	07/25/29	510	546,539
Series 2017-DNA2, Class B1, 1 Month LIBOR + 5.150%
6.702%(c)	10/25/29	1,190	1,324,940
Government National Mortgage Assoc.,
Series 2015-H18, Class FB, 1 Month LIBOR + 0.600%
1.843%(c)	07/20/65	789	789,484
Series 2015-H26, Class FA, 1 Month LIBOR + 0.520%
1.763%(c)	10/20/65	1,674	1,676,368
Series 2015-H30, Class FA, 1 Month LIBOR + 0.680%
1.923%(c)	08/20/61	491	492,336
Series 2015-H30, Class FB, 1 Month LIBOR + 0.680%
1.923%(c)	03/20/62	849	850,897
Series 2016-H02, Class FH, 1 Month LIBOR + 1.000%
2.243%(c)	01/20/66	807	822,646
Series 2016-H08, Class FT, 1 Month LIBOR + 0.720%
1.963%(c)	02/20/66	965	969,918
Series 2016-H11, Class FE, 1 Month LIBOR + 0.850%
2.093%(c)	04/20/66	1,656	1,676,143
Series 2017-H10, Class FB, 12 Month LIBOR + 0.750%
2.550%(c)	04/20/67	394	406,305
GSR Mortgage Loan Trust,
Series 2003-1, Class A2, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.750%
2.560%(c)	03/25/33	39	38,593
Series 2005-AR1, Class 1A1
3.857%(cc)	01/25/35	9	9,312
Series 2005-AR3, Class 6A1
3.530%(cc)	05/25/35	121	118,688
Harborview Mortgage Loan Trust,
Series 2005-13, Class 2A11, 1 Month LIBOR + 0.280%
1.775%(c)	02/19/36	165	142,595
HarborView Mortgage Loan Trust,
Series 2005-9, Class B1, 1 Month LIBOR + 0.600%
2.101%(c)	06/20/35	815	795,949
Homestar Mortgage Acceptance Corp.,
Series 2004-1, Class M1, 1 Month LIBOR + 0.800%
2.347%(c)	03/25/34	1,546	1,294,077
Impac CMB Trust,
Series 2004-11, Class 2A1, 1 Month LIBOR + 0.660%
2.212%(c)	03/25/35	103	98,494

Interest Rate	Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
IndyMac IMSC Mortgage Loan Trust,
Series 2007-HOA1, Class A24, 1 Month LIBOR + 0.310%
1.862%(c)	07/25/47		1,066	$812,036
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
3.781%(cc)	11/25/35		17	16,571
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR12, Class A1, 1 Month LIBOR + 0.190%
1.742%(c)	09/25/46		131	115,143
JP Morgan Alternative Loan Trust,
Series 2006-A5, Class 1A4, 1 Month LIBOR + 0.240%
1.792%(c)	10/25/36		991	923,458
JPMorgan Mortgage Trust,
Series 2005-A6, Class 2A1
3.748%(cc)	08/25/35		29	29,040
Series 2007-A1, Class 1A1
3.688%(cc)	07/25/35		30	30,179
Kensington Mortgage Securities PLC (United Kingdom),
Series 2007-1X, Class A3C, 3 Month LIBOR + 0.170%
1.744%(c)	06/14/40		1,153	1,119,891
Lehman Mortgage Trust,
Series 2006-5, Class 2A2, IO, 1 Month LIBOR x (1) + 7.150%
5.598%(c)	09/25/36		300	78,238
Ludgate Funding PLC (United Kingdom),
Series 2008-W1X, Class A1, 3 Month GBP LIBOR + 0.600%
0.936%(c)	01/01/61	GBP	187	246,675
Mansard Mortgages PLC (United Kingdom),
Series 2007-2X, Class A1, 3 Month GBP LIBOR + 0.650%
1.168%(c)	12/15/49	GBP	640	854,385
Marche Mutui Srl (Italy),
Series 6, Class A1, 3 Month Euribor + 2.250%
1.922%(c)	01/27/64	EUR	3	3,424
Mellon Residential Funding Corp.,
Series 1999-TBC3, Class A2
2.609%(cc)	10/20/29		12	11,844
Merrill Lynch Mortgage Investors Trust,
Series 2003-A2, Class 1A1
3.240%(cc)	02/25/33		60	58,149
NCUA Guaranteed Notes Trust,
Series 2010-R1, Class 1A, 1 Month LIBOR + 0.450%
1.779%(c)	10/07/20		92	92,191
Series 2010-R2, Class 2A, 1 Month LIBOR + 0.470%
1.873%(c)	11/05/20		1,142	1,146,443
Series 2010-R3, Class 1A, 1 Month LIBOR + 0.560%
2.115%(c)	12/08/20		86	85,818
Series 2010-R3, Class 2A, 1 Month LIBOR + 0.560%
2.115%(c)	12/08/20		839	843,565
Series 2011-R1, Class 1A, 1 Month LIBOR + 0.450%
1.779%(c)	01/08/20		198	198,629
Newgate Funding PLC (United Kingdom),
Series 2007-1X, Class A3, 3 Month GBP LIBOR + 0.160%
0.680%(c)	12/01/50	GBP	1,100	1,388,607
Series 2007-2X, Class A2, 3 Month GBP LIBOR + 0.130%
0.648%(c)	12/15/50	GBP	267	356,822
Series 2007-3X, Class A3, 3 Month GBP LIBOR + 1.000%
1.516%(c)	12/15/50	GBP	806	1,059,854

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-3X, Class BA, 3 Month GBP LIBOR + 1.250%
1.766%(c)	12/15/50	GBP	220	$281,303
PUMA (Australia),
Series 2014-1, Class A, ASX Australian Bank Bill Short Term Rates 1 Month Mid + 0.900%
2.580%(c)	05/13/45	AUD	165	128,999
Residential Accredit Loans, Inc. Trust,
Series 2006-QA1, Class A21
4.391%(cc)	01/25/36		1,597	1,377,925
Series 2007-QO2, Class A1, 1 Month LIBOR + 0.150%
1.702%(c)	02/25/47		762	489,080
Residential Asset Securitization Trust,
Series 2005-A15, Class 2A11, IO, 1 Month LIBOR x (1) + 5.550%
3.998%(c)	02/25/36		1,948	335,596
Residential Funding Mortgage Securities I,
Series 2003-S9, Class A1
6.500%	03/25/32		7	7,622
ResLoC UK PLC (United Kingdom),
Series 2007-1X, Class A3B, 3 Month GBP LIBOR + 0.160%
0.678%(c)	12/15/43	GBP	253	327,841
RMAC Securities No. 1 PLC (United Kingdom),
Series 2006-NS2X, Class A2C, 3 Month Euribor + 0.240% (Cap N/A, Floor 0.000%)
0.000%(c)	06/12/44	EUR	627	733,427
Series 2006-NS3X, Class A2A, 3 Month GBP LIBOR + 0.150%
0.673%(c)	06/12/44	GBP	800	1,040,469
Sequoia Mortgage Trust,
Series 2003-4, Class 2A1, 1 Month LIBOR + 0.350%
1.851%(c)	07/20/33		90	84,977
Series 2007-3, Class 1A1, 1 Month LIBOR + 0.200%
1.701%(c)	07/20/36		56	53,139
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-18, Class 5A
3.640%(cc)	12/25/34		17	16,683
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5, Class A2, 1 Month LIBOR + 0.250%
1.745%(c)	07/19/35		180	176,303
Series 2006-AR6, Class 2A1, 1 Month LIBOR + 0.190%
1.742%(c)	07/25/46		172	147,645
Series 2006-AR7, Class A1BG, 1 Month LIBOR + 0.120%
1.672%(c)	08/25/36		543	496,477
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 1A
3.057%(cc)	10/25/43		52	51,257
Series 2007-3, Class 2A1, 12 Month LIBOR + 1.250%
3.184%(c)	06/25/47		44	40,621
Series 2007-3, Class 4A1, 12 Month LIBOR + 1.250%
3.184%(c)	06/25/47		53	47,580
Trinity Square PLC (United Kingdom),
Series 2015-1A, Class A, 3 Month GBP LIBOR + 1.150%, 144A
1.529%(c)	07/15/51	GBP	432	590,144
Uropa Securities PLC (United Kingdom),
Series 2007-1, Class A2B, 3 Month Euribor + 0.150% (Cap N/A, Floor 0.000%)

Interest Rate	Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
0.000%(c)	10/10/40	EUR	152	$182,673
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-11, Class A8
5.750%	01/25/36		737	659,774
Series 2005-AR10, Class 3A1
3.473%(cc)	08/25/35		4	3,991
Series 2005-AR14, Class 2A1
3.375%(cc)	12/25/35		118	108,891
Series 2006-AR7, Class 3A, Cost of Funds for the 11th District of San Francisco + 1.500%
2.237%(c)	07/25/46		245	238,991
Series 2006-AR14, Class 1A4
2.968%(cc)	11/25/36		250	238,098
Series 2007-HY5, Class 2A1
2.991%(cc)	05/25/37		1,580	1,332,667
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR10, Class 3A1
3.459%(cc)	07/25/36		11	10,480
Wells Fargo Mortgage-Backed Securities Trust,
Series 2005-AR2, Class 1A1
3.285%(cc)	03/25/35		157	158,443
Series 2006-AR6, Class 3A1
3.628%(cc)	03/25/36		119	114,801

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $43,496,590)				43,868,826

SOVEREIGN BONDS — 4.7%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.500%	10/11/22		1,750	1,715,000
3.125%	10/11/27		500	488,880
4.125%	10/11/47		1,260	1,246,291
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes, 144A
9.500%	11/12/25		280	322,471
Argentina Bonar Bonds (Argentina),
Bonds, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.000%
22.413%(c)	04/03/22	ARS	4,660	246,849
Argentina POM Politica Monetaria (Argentina),
Bonds, Argentina Central Bank 7 Day Repo Reference Rate + 0.000%
28.750%(c)	06/21/20	ARS	41,800	2,408,571
Argentine Bonos del Tesoro (Argentina),
Bonds
15.500%	10/17/26	ARS	11,460	615,429
16.000%	10/17/23	ARS	9,840	525,239
21.200%	09/19/18	ARS	6,950	362,089
22.750%	03/05/18	ARS	2,520	134,431
Unsec’d. Notes
18.200%	10/03/21	ARS	37,927	2,077,057
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
2.500%	12/31/38		2,460	1,808,469
3.375%	01/15/23	EUR	300	366,951
5.625%	01/26/22		380	400,900
6.875%	04/22/21		470	511,830
6.875%	01/26/27		500	546,250

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
7.125%	06/28/2117		1,500	$1,545,749
7.500%	04/22/26		930	1,052,900
7.625%	04/22/46		200	225,600
8.280%	12/31/33		2,916	3,438,246
Sr. Unsec’d. Notes, 144A
7.125%	06/28/2117		2,410	2,483,505
Armenia International Bond (Armenia),
Sr. Unsec’d. Notes
6.000%	09/30/20		570	604,873
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
3.000%	09/20/25	AUD	700	768,327
3.000%	03/21/47	AUD	2,967	2,160,041
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.750%	06/04/18	EUR	700	850,549
4.950%	02/11/20	EUR	100	126,696
Autonomous Community of Valencia Spain (Spain),
Sr. Unsec’d. Notes, EMTN
4.900%	03/17/20	EUR	1,100	1,450,840
Avi Funding Co. Ltd. (China),
Sr. Unsec’d. Notes, MTN, 144A
2.850%	09/16/20		760	755,073
Brazil Notas do Tesouro Nacional (Brazil),
Notes
10.000%	01/01/23	BRL	8,158	2,488,476
10.000%	01/01/27	BRL	493	147,030
Series B, Notes
6.000%	08/15/50	BRL	683	674,882
Series F, Notes
10.000%	01/01/21	BRL	32,555	10,097,708
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
2.625%	01/05/23		1,560	1,502,280
4.250%	01/07/25		310	315,270
5.000%	01/27/45		2,910	2,712,120
Bundesobligation (Germany),
Bonds
0.000%	04/17/20	EUR	1,500	1,824,225
Bundesrepublik Deutschland Bundesanleihe (Germany),
Bonds
1.250%	08/15/48	EUR	54	64,674
4.000%	01/04/18	EUR	300	359,979
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond (Germany),
Bonds, TIPS
0.750%	04/15/18	EUR	1,000	1,297,998
Cameroon International Bond (Cameroon),
Sr. Unsec’d. Notes, 144A
9.500%	11/19/25		240	288,000
Canadian Government Bond (Canada),
Bonds
2.750%	12/01/48	CAD	30	26,420
Canadian Government Real Return Bond (Canada),
Bonds, TIPS
4.250%	12/01/26	CAD	600	953,170
China Government Bond (China),
Sr. Unsec’d. Notes
3.310%	11/30/25	CNY	2,500	358,482
3.380%	11/21/24	CNY	2,000	289,453
3.390%	05/21/25	CNY	2,000	289,500

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
3.480%	06/29/27	CNY	5,500	$787,697
4.290%	05/22/29	CNY	1,000	153,373
City of Buenos Aires Argentina (Argentina),
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27		850	942,225
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.875%	04/25/27		800	814,400
5.000%	06/15/45		1,730	1,829,475
5.625%	02/26/44		1,450	1,660,250
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes, 144A
7.000%	04/04/44		980	1,011,654
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds, TIPS
0.100%	04/15/23	EUR	300	409,019
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.500%	01/27/25		1,530	1,619,888
6.850%	01/27/45		740	831,205
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
7.950%	06/20/24		880	934,999
8.750%	06/02/23		540	597,375
9.650%	12/13/26		320	367,200
10.750%	03/28/22		800	934,999
Sr. Unsec’d. Notes, 144A
8.875%	10/23/27		200	219,999
9.650%	12/13/26		1,160	1,331,099
10.750%	03/28/22		1,150	1,344,062
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A
6.875%	04/30/40		420	423,095
Sr. Unsec’d. Notes, MTN
6.125%	01/31/22		350	366,118
Sr. Unsec’d. Notes, MTN, 144A
6.125%	01/31/22		820	857,761
7.500%	01/31/27		400	442,119
8.500%	01/31/47		800	918,480
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes, 144A
6.375%	01/18/27		1,170	1,190,475
Ethiopia International Bond (Ethiopia),
Sr. Unsec’d. Notes
6.625%	12/11/24		400	419,000
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes, 144A
5.000%	09/23/21		610	617,691
5.875%	04/24/19		570	585,670
Export-Import Bank of China (The) (China),
Sr. Unsec’d. Notes
3.625%	07/31/24		500	516,103
French Republic Government Bond OAT (France),
Unsec’d. Notes, 144A
2.000%	05/25/48	EUR	936	1,185,159
Gabon Government International Bond (Gabon),
Sr. Unsec’d. Notes, 144A
6.950%	06/16/25		330	342,065
Georgia Government International Bond (Georgia),
Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
6.875%	04/12/21		280	$313,096
Ghana Government International Bond (Ghana),
Bank Gtd. Notes, 144A
10.750%	10/14/30		280	385,162
Sr. Unsec’d. Notes
7.875%	08/07/23		350	384,335
Sr. Unsec’d. Notes, 144A
8.125%	01/18/26		440	488,875
9.250%	09/15/22		290	328,512
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes, 144A
4.375%	06/05/27		600	598,500
4.500%	05/03/26		350	353,504
Honduras Government International Bond (Honduras),
Sr. Unsec’d. Notes
7.500%	03/15/24		250	279,375
Sr. Unsec’d. Notes, 144A
6.250%	01/19/27		500	533,550
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.750%	11/22/23		1,556	1,779,513
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
4.350%	01/11/48		370	375,377
Sr. Unsec’d. Notes, MTN
3.375%	04/15/23		1,120	1,130,042
3.750%	04/25/22		600	617,753
5.250%	01/17/42		5,044	5,646,097
Sr. Unsec’d. Notes, MTN, 144A
5.875%	01/15/24		3,086	3,509,115
Indonesia Treasury Bond (Indonesia),
Sr. Unsec’d. Notes
7.000%	05/15/27	IDR	44,697,000	3,452,549
8.375%	09/15/26	IDR	658,000	54,796
8.375%	03/15/34	IDR	18,305,000	1,504,336
Ireland Government Bond (Ireland),
Unsec’d. Notes
1.000%	05/15/26	EUR	800	984,508
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
2.000%	12/01/25	EUR	5,830	7,166,876
5.000%	09/01/40	EUR	1,150	1,803,595
Bonds, 144A
3.250%	09/01/46	EUR	1,510	1,844,942
Bonds, TIPS
3.750%	09/01/24	EUR	200	276,565
Sr. Unsec’d. Notes, TIPS, 144A
4.750%	09/01/28	EUR	1,100	1,649,179
Unsec’d. Notes, 144A
3.450%	03/01/48	EUR	950	1,183,169
Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	1,500	2,529,120
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
5.750%	12/31/32		386	385,196
Sr. Unsec’d. Notes, 144A
6.125%	06/15/33		800	813,920
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
6.750%	04/28/28		420	$475,650
7.625%	07/09/25		420	496,931
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
2.375%	07/21/22		900	887,359
2.375%	11/16/22		200	197,842
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, MTN
2.125%	04/13/21		1,100	1,080,941
Japan Government Thirty Year Bond (Japan),
Sr. Unsec’d. Notes
0.800%	09/20/47	JPY	10,150	89,863
Jordan Government International Bond (Jordan),
Sr. Unsec’d. Notes, 144A
5.750%	01/31/27		580	575,360
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes
3.875%	10/14/24		2,205	2,290,245
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes, 144A
3.500%	03/20/27		730	741,397
Lebanon Government International Bond (Lebanon),
Sr. Unsec’d. Notes, GMTN
6.250%	11/04/24		2,120	2,035,984
Mexican Bonos (Mexico),
Bonds
7.750%	05/29/31	MXN	4,800	244,254
8.000%	11/07/47	MXN	27,960	1,450,806
Sr. Unsec’d. Notes
7.750%	11/23/34	MXN	4,370	222,144
7.750%	11/13/42	MXN	136,146	6,882,600
Mexican Bonos de Proteccion al Ahorro (Mexico),
Bonds, Mexico Treasuries Reference Yield 182 Days CETES + 0.000%
7.160%(c)	01/04/18	MXN	16,400	832,233
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.600%	01/23/46		4,840	4,772,240
4.600%	02/10/48		1,790	1,767,625
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		1,308	1,322,388
6.050%	01/11/40		110	129,580
New South Wales Treasury Corp. (Australia),
Gov’t. Gtd. Notes
2.750%	11/20/25	AUD	500	564,320
New Zealand Government Bond (New Zealand),
Sr. Unsec’d. Notes
2.000%	09/20/25	NZD	1,000	786,149
2.500%	09/20/35	NZD	200	161,886
3.000%	09/20/30	NZD	300	259,583
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes, 144A
7.875%	02/16/32		560	632,464
Sr. Unsec’d. Notes, MTN, 144A
7.625%	11/28/47		1,100	1,179,715
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes, 144A
5.000%	04/15/26		580	623,500
Peru Government Bond (Peru),
Sr. Unsec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
6.150%	08/12/32	PEN	2,600	$852,814
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
5.625%	11/18/50		882	1,131,606
6.550%	03/14/37		330	446,325
8.200%	08/12/26	PEN	2,000	759,753
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
3.950%	01/20/40		1,380	1,420,573
5.000%	01/13/37		1,100	1,299,087
Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
5.000%	03/23/22		1,590	1,741,050
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
2.875%	07/21/26	EUR	1,019	1,331,672
4.125%	04/14/27	EUR	932	1,325,730
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.700%	12/18/22	CAD	300	244,111
Province of Ontario (Canada),
Debs.
6.200%	06/02/31	CAD	100	109,909
Sr. Unsec’d. Notes
2.450%	06/29/22		300	299,000
Unsec’d. Notes
3.150%	06/02/22	CAD	1,500	1,241,647
3.450%	06/02/45	CAD	700	608,844
3.500%	06/02/24	CAD	2,400	2,031,313
Province of Quebec (Canada),
Bonds
5.000%	12/01/41	CAD	200	215,469
Debs.
6.000%	10/01/29	CAD	300	316,360
Notes
4.250%	12/01/21	CAD	600	514,974
Unsec’d. Notes
3.000%	09/01/23	CAD	700	576,427
3.500%	12/01/22	CAD	900	757,779
5.000%	12/01/38	CAD	300	316,617
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
9.125%	03/16/24		1,320	1,544,399
Provincia de Buenos Airesgentina (Argentina),
Sr. Unsec’d. Notes, 144A
7.875%	06/15/27		380	421,732
Provincia de Cordoba (Argentina),
Sr. Unsec’d. Notes, 144A
7.450%	09/01/24		380	415,579
Provincia de Neuquen Argentina (Argentina),
Sr. Unsec’d. Notes, 144A
7.500%	04/27/25		830	888,100
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.500%	01/20/22		400	421,199
Queensland Treasury Corp. (Australia),
Gov’t. Gtd. Notes, MTN, 144A
3.000%	03/22/24	AUD	1,000	793,238
Republic of Belarus International Bond (Belarus),
Sr. Unsec’d. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
6.875%	02/28/23			440	$473,255
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, MTN
4.875%	01/22/24			1,270	1,397,000
Sr. Unsec’d. Notes, MTN, 144A
4.875%	01/22/24			20	22,000
Russian Federal Bond (Russia),
Bonds
7.050%	01/19/28		RUB	150,188	2,533,844
7.600%	07/20/22		RUB	100,000	1,785,683
7.750%	09/16/26		RUB	61,760	1,096,515
8.150%	02/03/27		RUB	224,170	4,096,330
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes
7.500%	03/31/30			546	627,423
Sr. Unsec’d. Notes, 144A
4.875%	09/16/23			1,000	1,082,370
5.625%	04/04/42			2,000	2,240,000
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, MTN, 144A
2.875%	03/04/23			3,200	3,145,670
3.625%	03/04/28			800	792,800
Senegal Government International Bond (Senegal),
Unsec’d. Notes, 144A
6.250%	05/23/33			900	949,910
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes
4.125%	02/18/19			1,000	1,021,999
4.750%	05/10/18			600	605,999
South Africa Government Bond (South Africa),
Bonds
6.500%	02/28/41		ZAR	3,030	172,849
10.500%	12/21/26		ZAR	105,475	9,521,523
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.875%	04/14/26			810	827,869
Spain Government Bond (Spain),
Sr. Unsec’d. Notes, 144A
1.450%	10/31/27		EUR	300	356,557
2.150%	10/31/25	(v)	EUR	6,600	8,523,237
2.900%	10/31/46		EUR	3,900	4,742,217
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
5.875%	07/25/22			730	769,581
6.250%	07/27/21			450	478,788
Sr. Unsec’d. Notes, 144A
6.200%	05/11/27			800	844,655
6.825%	07/18/26			1,040	1,144,329
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22			1,000	989,566
Turkey Government Bond (Turkey),
Bonds
7.400%	02/05/20		TRY	3,340	793,916
10.500%	08/11/27		TRY	5,070	1,264,658
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
3.250%	03/23/23			2,410	2,283,330
4.250%	04/14/26			810	772,086
5.750%	05/11/47			2,300	2,242,500

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
6.000%	03/25/27			360	$383,298
6.750%	05/30/40			2,199	2,419,714
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/21			480	510,931
Sr. Unsec’d. Notes, 144A
7.375%	09/25/32			2,200	2,162,354
7.750%	09/01/20			570	603,583
United Kingdom Gilt (United Kingdom),
Bonds
1.500%	07/22/47		GBP	37	46,706
4.250%	12/07/27		GBP	300	520,777
4.250%	03/07/36		GBP	2,300	4,364,786
4.250%	12/07/40		GBP	1,300	2,582,062
4.750%	12/07/38		GBP	200	414,063
Sr. Unsec’d. Notes
4.250%	06/07/32		GBP	300	548,712
Unsec’d. Notes
3.250%	01/22/44	(v)	GBP	7,000	12,308,077
4.500%	09/07/34		GBP	500	959,752
United Kingdom Gilt Inflation Linked (United Kingdom),
Bonds, TIPS
0.125%	03/22/26		GBP	4,781	8,097,862
0.125%	03/22/44		GBP	379	917,884
Sr. Unsec’d. Notes, TIPS
0.125%	03/22/46		GBP	111	259,954
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
8.500%	03/15/28		UYU	8,200	285,329
Sr. Unsec’d. Notes
4.375%	10/27/27			192	206,097
5.100%	06/18/50			960	1,065,600
9.875%	06/20/22		UYU	13,350	491,034
Sr. Unsec’d. Notes, 144A
9.875%	06/20/22		UYU	30,850	1,134,713
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes(d)
7.750%	10/13/19			2,098	472,050
9.250%	09/15/27			3,479	747,985
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes, 144A
4.800%	11/19/24			820	874,576
Zambia Government International Bond (Zambia),
Sr. Unsec’d. Notes, 144A
8.970%	07/30/27			350	393,336

TOTAL SOVEREIGN BONDS (cost $268,284,424)					270,051,045

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.9%
Federal National Mortgage Assoc.
3.500%	TBA			200	205,344
3.500%	TBA			9,000	9,211,993
3.500%	TBA			2,100	2,149,465
3.500%	TBA			6,900	7,084,360
4.000%	TBA			5,000	5,214,046
4.000%	TBA			5,400	5,631,170
4.000%	TBA			8,900	9,294,561

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	TBA		14,600	$15,247,257

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $53,934,393)				54,038,196

U.S. TREASURY OBLIGATIONS — 7.0%
U.S. Treasury Bonds
2.750%	11/15/47		349	349,472
2.875%	11/15/46		380	389,812
3.000%	11/15/45		1,640	1,722,320
3.000%	02/15/47		2,848	2,995,184
3.000%	05/15/47		4,432	4,659,659
3.125%	02/15/43		600	644,602
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/19		10,270	10,787,351
0.125%	04/15/20		14,610	15,358,175
0.125%	04/15/21		15,507	16,073,327
0.125%	01/15/22		1,380	1,497,976
0.125%	04/15/22		5,110	5,146,675
0.125%	07/15/22		9,850	10,551,819
0.125%	01/15/23	(h)(k)	4,400	4,665,717
0.125%	07/15/24		3,010	3,090,286
0.125%	07/15/26		3,100	3,117,156
0.250%	01/15/25		7,480	7,721,312
0.375%	07/15/23		33,730	36,022,136
0.375%	07/15/25	(h)	3,730	3,885,913
0.375%	07/15/27		730	732,227
0.625%	01/15/24		7,530	8,100,103
0.625%	01/15/26		16,000	16,876,429
0.625%	02/15/43		640	671,903
0.750%	02/15/45		2,700	2,842,567
0.875%	02/15/47		11,250	11,946,413
1.000%	02/15/46		10,060	11,188,210
1.125%	01/15/21	(h)	100	116,131
1.250%	07/15/20		40,020	46,741,022
1.375%	07/15/18	(h)	150	173,500
1.375%	02/15/44		6,060	7,404,775
1.625%	01/15/18	(h)	200	235,468
1.750%	01/15/28	(h)	940	1,244,009
2.000%	01/15/26		14,844	20,751,539
2.125%	02/15/40		4,420	6,564,056
2.125%	02/15/41		3,750	5,534,615
2.375%	01/15/25		34,050	50,778,531
2.375%	01/15/27	(h)	2,480	3,549,179
2.500%	01/15/29		13,770	19,191,344
3.375%	04/15/32		371	713,244
3.625%	04/15/28		18,089	36,197,396
3.875%	04/15/29		1,463	2,992,831
U.S. Treasury Notes
1.625%	02/15/26	(h)	500	472,188
1.875%	12/15/20		750	747,832
1.875%	02/28/22		2,000	1,978,359
1.875%	04/30/22	(h)	100	98,805
2.000%	02/15/25	(h)(k)	5,600	5,474,219
2.125%	03/31/24		900	890,824
2.125%	07/31/24		5,600	5,533,500
2.250%	11/15/24	(h)	500	497,422
2.375%	05/15/27		800	797,719

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (continued)
2.750%	02/15/24	3,600	$3,694,500

TOTAL U.S. TREASURY OBLIGATIONS (cost $400,907,477)			403,409,752

TOTAL LONG-TERM INVESTMENTS (cost $3,889,052,105)			4,997,695,714

	Shares
SHORT-TERM INVESTMENTS — 15.3%
AFFILIATED MUTUAL FUNDS — 7.5%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(vv)(w)	404,300,525	404,300,525
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $24,804,706; includes $24,773,700 of cash collateral for securities on loan)(b)(w)	24,803,939	24,803,939

TOTAL AFFILIATED MUTUAL FUNDS (cost $429,105,231)		429,104,464

Interest Rate	Maturity Date		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 4.2%
U.S. Treasury Bills
1.043%	01/04/18	(h)	63	62,996
1.045%	01/04/18	(h)	40,900	40,897,424
1.090%	03/01/18	(h)	13,000	12,973,348
1.094%	01/11/18	(k)	18,800	18,794,466
1.107%	02/01/18		10,500	10,488,928
1.124%	03/15/18	(k)	20,000	19,948,199
1.137%	01/25/18	(u)	10,000	9,992,142
1.195%	02/08/18		2,500	2,496,785
1.208%	04/05/18	(h)	30,000	29,892,371
1.215%	04/26/18		11,000	10,952,365
1.271%	04/19/18		30,000	29,875,613
1.289%	03/01/18	(h)	351	350,280
1.296%	04/19/18		45,000	44,813,419
1.325%	04/26/18		1,500	1,493,504
1.335%	03/15/18	(k)	10,000	9,974,100

TOTAL U.S. TREASURY OBLIGATIONS (cost $243,054,465)				243,005,940

			Shares
UNAFFILIATED FUNDS — 2.7%
BlackRock Liquidity Funds FedFund Portfolio			36,027,840	36,027,840
BlackRock Liquidity Funds T-Fund Portfolio			53,460,291	53,460,291
Dreyfus Treasury Securities Cash Management			9,086,034	9,086,034

UNAFFILIATED FUNDS (continued)	Shares	Value
Goldman Sachs Financial Square Funds — Government Fund	36,027,840	$36,027,840
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio**	16,936,986	16,936,986

TOTAL UNAFFILIATED FUNDS (cost $151,538,991)		151,538,991

Interest Rate	Maturity Date	Principal Amount (000)#
FOREIGN TREASURYOBLIGATIONS(n) — 0.7%
Argentina Treasury Bills
2.810%	03/16/18		660	655,777
2.820%	05/24/18		100	98,741
2.821%	06/29/18		62	60,986
2.830%	07/13/18		500	491,310
2.839%	06/15/18		58	57,146
3.100%	09/28/18		100	97,528
3.100%	10/26/18		200	194,524
3.100%	12/14/18		900	871,307
3.110%	11/16/18		330	320,330
25.500%	09/14/18	ARS	8,200	372,460
25.700%	06/15/18	ARS	400	19,193
26.000%	04/13/18	ARS	1,100	52,217
26.100%	03/16/18	ARS	1,400	71,000
Brazil Letras do Tesouro Nacional
9.002%	07/01/18	BRL	35,700	10,425,604
9.333%	04/01/18	BRL	30,400	9,020,454
France Treasury Bills
1.050%	01/31/18	EUR	1,900	2,281,087
1.500%	01/17/18	EUR	1,000	1,200,210
Hellenic Republic Treasury Bills
1.593%	03/16/18	EUR	1,000	1,195,239
1.748%	03/09/18	EUR	700	836,844
1.800%	02/09/18	EUR	700	838,439
Italy Buoni Ordinari del Tesoro
0.400%	04/30/18	EUR	4,500	5,408,266
0.540%	01/31/18	EUR	3,200	3,840,825
United Kingdom Treasury Bills
0.068%	01/29/18	GBP	1,370	1,849,345
0.080%	01/22/18	GBP	1,100	1,484,952

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $42,233,864)				41,743,784

CERTIFICATES OF DEPOSIT — 0.1%
Barclays Bank PLC (United Kingdom),
Certificate of Deposit
1.940%(cc)	09/04/18		2,600	2,600,218
Certificate of Deposit, 3 Month LIBOR + 0.470%
1.892%(c)	05/17/18		900	901,013
2.060%(c)	03/16/18		2,100	2,102,145

TOTAL CERTIFICATES OF DEPOSIT (cost $5,600,050)				5,603,376

BANKERS ACCEPTANCES(n) — 0.1%
Bank Nova Scotia
1.300%	01/29/18	CAD	260	206,558

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
BANKERS ACCEPTANCES(n) (continued)
1.971%	01/08/18	CAD	100	$79,526
Bank of Montreal
1.272%	01/15/18	CAD	1,000	795,060
1.285%	01/19/18	CAD	100	79,495
HSBC Bank Canada
1.228%	01/08/18	CAD	200	159,052
1.253%	01/05/18	CAD	500	397,673
1.300%	01/17/18	CAD	229	182,056
1.301%	01/15/18	CAD	200	159,012
Royal Bank of Canada
1.223%	01/08/18	CAD	300	238,578
1.235%	01/05/18	CAD	700	556,742
1.260%	01/11/18	CAD	340	270,361
Toronto Dominion Bank
1.226%	01/08/18	CAD	600	477,155

TOTAL BANKERS ACCEPTANCES (cost $3,530,736)				3,601,268

OPTIONS PURCHASED~* — 0.0%
(cost $776,837)				970,886

TOTAL SHORT-TERM INVESTMENTS (cost $875,840,174)				875,568,709

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 102.6% (cost $4,764,892,279)				5,873,264,423

	Shares
SECURITIES SOLD SHORT — (2.6)%
COMMON STOCKS — (2.6)%
Aerospace & Defense — (0.0)%
Aerojet Rocketdyne Holdings, Inc.*	1,900	(59,280)
Axon Enterprise, Inc.*	2,000	(53,000)
L3 Technologies, Inc.	600	(118,710)
Mercury Systems, Inc.*	4,800	(246,480)
TransDigm Group, Inc.	2,000	(549,240)

		(1,026,710)

Air Freight & Logistics — (0.0)%
Echo Global Logistics, Inc.*	3,900	(109,200)
XPO Logistics, Inc.*	3,100	(283,929)
Yamato Holdings Co. Ltd. (Japan)	6,800	(136,512)

		(529,641)

Airlines — (0.0)%
Allegiant Travel Co.	700	(108,325)
American Airlines Group, Inc.	13,200	(686,796)
Spirit Airlines, Inc.*	6,500	(291,525)

		(1,086,646)

Auto Components — (0.0)%
American Axle & Manufacturing Holdings, Inc.*	4,000	(68,120)
Cooper Tire & Rubber Co.	6,500	(229,775)
Dorman Products, Inc.*	1,400	(85,596)
Goodyear Tire & Rubber Co. (The)	18,000	(581,580)

SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS (continued)
Auto Components (continued)
LCI Industries	400	$(52,000)
NGK Spark Plug Co. Ltd. (Japan)	18,700	(453,238)
Nifco, Inc. (Japan)	300	(20,423)
Toyota Industries Corp. (Japan)	3,200	(205,117)
Yokohama Rubber Co. Ltd. (The) (Japan)	1,000	(24,426)

		(1,720,275)

Automobiles — (0.0)%
Ferrari NV (Italy)	4,474	(468,786)
Mitsubishi Motors Corp. (Japan)	91,200	(656,101)
Tesla, Inc.*	1,700	(529,295)

		(1,654,182)

Banks — (0.1)%
Banco BPM SpA (Italy)*	160,311	(502,090)
Banco Comercial Portugues SA (Portugal) (Class R Stock)*	543,293	(176,838)
Bank of Kyoto Ltd. (The) (Japan)	5,600	(290,824)
BPER Banca (Italy)	10,588	(53,339)
Chiba Bank Ltd. (The) (Japan)	18,000	(149,270)
Commerzbank AG (Germany)*	62,352	(930,120)
Community Bank System, Inc.	2,400	(129,000)
Concordia Financial Group Ltd. (Japan)	29,200	(175,622)
CVB Financial Corp.	9,600	(226,176)
FCB Financial Holdings, Inc. (Class A Stock)*	1,800	(91,440)
FinecoBank Banca Fineco SpA (Italy)	2,592	(26,476)
First Midwest Bancorp, Inc.	2,200	(52,822)
First Republic Bank	5,800	(502,512)
FNB Corp.	10,600	(146,492)
Glacier Bancorp, Inc.	1,000	(39,390)
Hachijuni Bank Ltd. (The) (Japan)	7,300	(41,715)
Hiroshima Bank Ltd. (The) (Japan)	8,000	(69,410)
Investors Bancorp, Inc.	19,800	(274,824)
Iyo Bank Ltd. (The) (Japan)	20,700	(165,406)
M&T Bank Corp.	2,200	(376,178)
MB Financial, Inc.	900	(40,068)
Old National Bancorp	2,400	(41,880)
Pacific Premier Bancorp, Inc.*	1,000	(40,000)
Seven Bank Ltd. (Japan)	70,400	(240,429)
Shizuoka Bank Ltd. (The) (Japan)	21,000	(216,171)
Suruga Bank Ltd. (Japan)	2,000	(42,765)
UMB Financial Corp.	700	(50,344)
UniCredit SpA (Italy)*	75,255	(1,403,821)
Unione di Banche Italiane SpA (Italy)	18,442	(80,396)
United Bankshares, Inc.	4,200	(145,950)
Webster Financial Corp.	6,000	(336,960)
Zions Bancorporation	8,500	(432,055)

		(7,490,783)

Beverages — (0.0)%
Anheuser-Busch InBev SA/NV (Belgium)	10,331	(1,153,364)

Biotechnology — (0.1)%
Amicus Therapeutics, Inc.*	28,600	(411,554)
Arena Pharmaceuticals, Inc.*	2,700	(91,719)
Array BioPharma, Inc.*	34,300	(439,040)
Avexis, Inc.*	3,700	(409,479)
BioCryst Pharmaceuticals, Inc.*	9,900	(48,609)

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Bluebird Bio, Inc.*	4,400	$(783,640)
Clovis Oncology, Inc.*	7,500	(510,000)
Esperion Therapeutics, Inc.*	4,000	(263,360)
Galapagos NV (Belgium)*	724	(68,220)
Genmab A/S (Denmark)*	853	(141,265)
Heron Therapeutics, Inc.*	5,300	(95,930)
Insmed, Inc.*	4,300	(134,074)
Ironwood Pharmaceuticals, Inc.*	10,700	(160,393)
Juno Therapeutics, Inc.*	4,900	(223,979)
Loxo Oncology, Inc.*	1,600	(134,688)
Neurocrine Biosciences, Inc.*	6,700	(519,853)
PeptiDream, Inc. (Japan)*	1,300	(44,346)
Portola Pharmaceuticals, Inc.*	6,700	(326,156)
Puma Biotechnology, Inc.*	6,400	(632,640)
Repligen Corp.*	1,100	(39,908)
Sage Therapeutics, Inc.*	700	(115,297)
Sarepta Therapeutics, Inc.*	12,600	(701,064)
Spark Therapeutics, Inc.*	6,500	(334,230)
Spectrum Pharmaceuticals, Inc.*	10,900	(206,555)
Swedish Orphan Biovitrum AB (Sweden)*	1,702	(23,263)

		(6,859,262)

Building Products — (0.0)%
Assa Abloy AB (Sweden) (Class B Stock)	1,463	(30,330)
Masonite International Corp.*	700	(51,905)
USG Corp.*	8,100	(312,336)

		(394,571)

Capital Markets — (0.1)%
Artisan Partners Asset Management, Inc. (Class A Stock)	4,400	(173,800)
Banca Generali SpA (Italy)	1,581	(52,535)
Cboe Global Markets, Inc.	6,100	(759,999)
CME Group, Inc.	200	(29,210)
Credit Suisse Group AG (Switzerland)*	82,983	(1,480,062)
Deutsche Bank AG (Germany)	78,775	(1,489,945)
FactSet Research Systems, Inc.	3,400	(655,384)
Financial Engines, Inc.	1,900	(57,570)
GAM Holding AG (Switzerland)*	11,838	(191,014)
Penson Worldwide, Inc.^	32,656	—
WisdomTree Investments, Inc.	3,600	(45,180)

		(4,934,699)

Chemicals — (0.1)%
Chr Hansen Holding A/S (Denmark)	3,646	(341,821)
Ecolab, Inc.	4,100	(550,138)
Flotek Industries, Inc.*	8,200	(38,212)
FMC Corp.	8,500	(804,610)
Hexpol AB (Sweden)	9,366	(94,958)
International Flavors & Fragrances, Inc.	4,800	(732,528)
Kansai Paint Co. Ltd. (Japan)	6,100	(158,290)
Nippon Paint Holdings Co. Ltd. (Japan)	12,500	(394,955)
Novozymes A/S (Denmark) (Class B Stock)	9,785	(558,600)
OCI NV (Netherlands)*	3,965	(99,997)
PPG Industries, Inc.	4,800	(560,736)
RPM International, Inc.	2,000	(104,840)
Sherwin-Williams Co. (The)	1,600	(656,064)

SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Symrise AG (Germany)	2,238	$(191,883)

		(5,287,632)

Commercial Services & Supplies — (0.1)%
ABM Industries, Inc.	2,900	(109,388)
Bilfinger SE (Germany)	4,277	(202,582)
Cintas Corp.	4,300	(670,069)
Covanta Holding Corp.	10,600	(179,140)
Healthcare Services Group, Inc.	10,900	(574,648)
Mobile Mini, Inc.	6,600	(227,700)
Rollins, Inc.	1,400	(65,142)
Stericycle, Inc.*	3,100	(210,769)

		(2,239,438)

Communications Equipment — (0.1)%
CalAmp Corp.*	3,600	(77,148)
Ciena Corp.*	23,500	(491,855)
Finisar Corp.*	20,000	(407,000)
Infinera Corp.*	26,900	(170,277)
InterDigital, Inc.	1,600	(121,840)
Lumentum Holdings, Inc.*	10,100	(493,890)
Nokia OYJ (Finland)	144,586	(675,553)
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	133,562	(881,473)
ViaSat, Inc.*	7,800	(583,830)

		(3,902,866)

Construction & Engineering — (0.0)%
Boskalis Westminster (Netherlands)	987	(37,194)
Chiyoda Corp. (Japan)	2,200	(16,171)
Dycom Industries, Inc.*	1,700	(189,431)
Granite Construction, Inc.	1,400	(88,802)
JGC Corp. (Japan)	4,100	(79,210)

		(410,808)

Construction Materials — (0.0)%
Buzzi Unicem SpA (Italy)	5,909	(159,407)
Martin Marietta Materials, Inc.	1,900	(419,976)
Summit Materials, Inc. (Class A Stock)*	13,294	(417,963)
Vulcan Materials Co.	4,500	(577,665)

		(1,575,011)

Consumer Finance — (0.0)%
Acom Co. Ltd. (Japan)*	61,700	(259,232)
AEON Financial Service Co. Ltd. (Japan)	11,400	(264,947)
FirstCash, Inc.	2,700	(182,115)
Orient Corp. (Japan)	69,300	(110,384)
PRA Group, Inc.*	4,000	(132,800)
SLM Corp.*	7,900	(89,270)

		(1,038,748)

Containers & Packaging — (0.0)%
AptarGroup, Inc.	700	(60,396)
Ball Corp.	15,600	(590,460)
International Paper Co.	7,200	(417,168)

		(1,068,024)

Distributors — (0.0)%
Core-Mark Holding Co., Inc.	6,700	(211,586)

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS (continued)
Diversified Consumer Services — (0.0)%
Adtalem Global Education, Inc.*	6,300	$(264,915)
Chegg, Inc.*	7,800	(127,296)
ServiceMaster Global Holdings, Inc.*	8,000	(410,160)

		(802,371)

Diversified Telecommunication Services — (0.0)%
Deutsche Telekom AG (Germany)	10,932	(193,238)
Koninklijke KPN NV (Netherlands)	199,000	(694,763)
Telefonica Deutschland Holding AG (Germany)	22,590	(113,057)
Telenor ASA (Norway)	9,040	(193,517)

		(1,194,575)

Electric Utilities — (0.1)%
ALLETE, Inc.	1,700	(126,412)
Alliant Energy Corp.	12,900	(549,669)
American Electric Power Co., Inc.	5,900	(434,063)
Chugoku Electric Power Co., Inc. (The) (Japan)	24,600	(264,086)
Fortum OYJ (Finland)	2,035	(40,275)
Hokuriku Electric Power Co. (Japan)	23,300	(187,455)
PNM Resources, Inc.	4,000	(161,800)
Shikoku Electric Power Co., Inc. (Japan)	16,300	(177,428)
Xcel Energy, Inc.	10,200	(490,722)

		(2,431,910)

Electrical Equipment — (0.0)%
Nidec Corp. (Japan)	3,200	(448,055)

Electronic Equipment, Instruments & Components — (0.1)%
Alps Electric Co. Ltd. (Japan)	500	(14,223)
Amphenol Corp. (Class A Stock)	6,100	(535,580)
Fabrinet (Thailand)*	4,100	(117,670)
FLIR Systems, Inc.	6,900	(321,678)
Hamamatsu Photonics KK (Japan)	3,500	(117,392)
Hexagon AB (Sweden) (Class B Stock)	3,341	(167,598)
Ibiden Co. Ltd. (Japan)	19,600	(292,561)
II-VI, Inc.*	7,100	(333,345)
Knowles Corp.*	7,000	(102,620)
Littelfuse, Inc.	1,100	(217,602)
Murata Manufacturing Co. Ltd. (Japan)	100	(13,389)
Shimadzu Corp. (Japan)	4,900	(111,163)
VeriFone Systems, Inc.*	12,200	(216,062)
Yaskawa Electric Corp. (Japan)	34,700	(1,520,385)

		(4,081,268)

Energy Equipment & Services — (0.0)%
Dril-Quip, Inc.*	2,600	(124,020)
Forum Energy Technologies, Inc.*	6,700	(104,185)
National Oilwell Varco, Inc.	17,500	(630,350)
Oil States International, Inc.*	2,500	(70,750)
Patterson-UTI Energy, Inc.	13,500	(310,635)
SBM Offshore NV (Netherlands)	8,000	(140,895)
Tenaris SA (Luxembourg)	17,938	(284,711)

		(1,665,546)

Equity Real Estate Investment Trusts (REITs) — (0.2)%
Acadia Realty Trust	3,900	(106,704)
Alexandria Real Estate Equities, Inc.	4,100	(535,419)

SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
AvalonBay Communities, Inc.	2,500	$(446,025)
CoreSite Realty Corp.	1,300	(148,070)
CubeSmart	13,300	(384,636)
CyrusOne, Inc.	10,100	(601,253)
Digital Realty Trust, Inc.	4,700	(535,330)
EastGroup Properties, Inc.	600	(53,028)
Education Realty Trust, Inc.	3,900	(136,188)
Federal Realty Investment Trust	3,900	(517,959)
Healthcare Realty Trust, Inc.	8,700	(279,444)
Healthcare Trust of America, Inc. (Class A Stock)	8,400	(252,336)
Iron Mountain, Inc.	9,400	(354,662)
Kilroy Realty Corp.	5,800	(432,970)
LaSalle Hotel Properties	9,800	(275,086)
Life Storage, Inc.	4,700	(418,629)
Macerich Co. (The)	1,500	(98,520)
National Retail Properties, Inc.	11,500	(495,995)
Public Storage	2,600	(543,400)
Realty Income Corp.	9,700	(553,094)
SBA Communications Corp.*	700	(114,352)
Tanger Factory Outlet Centers, Inc.	9,900	(262,449)
Ventas, Inc.	4,900	(294,049)

		(7,839,598)

Food & Staples Retailing — (0.0)%
Aeon Co. Ltd. (Japan)	18,400	(310,365)
Axfood AB (Sweden)	1,526	(29,399)
Casey’s General Stores, Inc.	1,000	(111,940)
Chefs’ Warehouse, Inc. (The)*	4,800	(98,400)
Costco Wholesale Corp.	3,700	(688,644)
FamilyMart UNY Holdings Co. Ltd. (Japan)	2,700	(189,103)
Sysco Corp.	7,100	(431,183)

		(1,859,034)

Food Products — (0.1)%
Aryzta AG (Switzerland)*	1,134	(45,000)
Blue Buffalo Pet Products, Inc.*	8,900	(291,831)
Calbee, Inc. (Japan)	11,800	(383,473)
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	49	(299,115)
General Mills, Inc.	10,100	(598,829)
Hostess Brands, Inc.*	4,100	(60,721)
Kikkoman Corp. (Japan)	6,200	(250,726)
Kraft Heinz Co. (The)	7,100	(552,096)
TreeHouse Foods, Inc.*	2,000	(98,920)
Yakult Honsha Co. Ltd. (Japan)	700	(52,819)

		(2,633,530)

Health Care Equipment & Supplies — (0.1)%
Arjo AB (Sweden) (Class B Stock)*	4,475	(12,771)
AtriCure, Inc.*	2,500	(45,600)
China Medical Technologies, Inc. (China), ADR^	6,255	—
Coloplast A/S (Denmark) (Class B Stock)	1,515	(120,443)
DexCom, Inc.*	8,300	(476,337)
Elekta AB (Sweden) (Class B Stock)	13,180	(108,831)
Endologix, Inc.*	17,900	(95,765)
GenMark Diagnostics, Inc.*	9,900	(41,283)

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Getinge AB (Sweden) (Class B Stock)	3,915	$(56,770)
Glaukos Corp.*	4,000	(102,600)
Globus Medical, Inc. (Class A Stock)*	6,600	(271,260)
ICU Medical, Inc.*	1,000	(216,000)
K2M Group Holdings, Inc.*	8,800	(158,400)
Nevro Corp.*	5,800	(400,432)
NuVasive, Inc.*	9,300	(543,957)
Olympus Corp. (Japan)	3,300	(126,242)
OraSure Technologies, Inc.*	7,200	(135,792)
Penumbra, Inc.*	2,600	(244,660)
Quidel Corp.*	900	(39,015)
Sysmex Corp. (Japan)	2,800	(219,859)
Wright Medical Group NV*	12,400	(275,280)

		(3,691,297)

Health Care Providers & Services — (0.1)%
Acadia Healthcare Co., Inc.*	11,900	(388,297)
Aceto Corp.	5,600	(57,848)
AMN Healthcare Services, Inc.*	4,300	(211,775)
BioTelemetry, Inc.*	5,400	(161,460)
Capital Senior Living Corp.*	6,700	(90,383)
Community Health Systems, Inc.*	22,000	(93,720)
Diplomat Pharmacy, Inc.*	9,300	(186,651)
Envision Healthcare Corp.*	19,300	(667,008)
Henry Schein, Inc.*	3,200	(223,616)
Patterson Cos., Inc.	14,900	(538,337)
Premier, Inc. (Class A Stock)*	5,500	(160,545)
Teladoc, Inc.*	10,000	(348,500)
Tivity Health, Inc.*	3,900	(142,545)

		(3,270,685)

Health Care Technology — (0.0)%
Evolent Health, Inc. (Class A Stock)*	14,100	(173,430)
M3, Inc. (Japan)	3,300	(115,679)

		(289,109)

Hotels, Restaurants & Leisure — (0.1)%
Churchill Downs, Inc.	300	(69,810)
Eldorado Resorts, Inc.*	6,300	(208,845)
Marriott International, Inc. (Class A Stock)	6,000	(814,380)
MGM Resorts International	17,500	(584,325)
Papa John’s International, Inc.	1,300	(72,943)
Red Rock Resorts, Inc. (Class A Stock)	5,900	(199,066)
Scientific Games Corp. (Class A Stock)*	6,900	(353,970)
Six Flags Entertainment Corp.	9,500	(632,415)
Vail Resorts, Inc.	3,000	(637,410)
Wingstop, Inc.	4,400	(171,512)
Zoe’s Kitchen, Inc.*	1,300	(21,736)

		(3,766,412)

Household Durables — (0.0)%
Casio Computer Co. Ltd. (Japan)	2,200	(31,569)
Garmin Ltd.	10,200	(607,614)
Leggett & Platt, Inc.	700	(33,411)
Rinnai Corp. (Japan)	200	(18,095)
Sony Corp. (Japan)	4,000	(179,531)
Whirlpool Corp.	2,800	(472,192)

		(1,342,412)

SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS (continued)
Household Products — (0.0)%
Church & Dwight Co., Inc.	6,200	$(311,054)
Pigeon Corp. (Japan)	600	(22,797)
Spectrum Brands Holdings, Inc.	1,700	(191,080)
Unicharm Corp. (Japan)	1,900	(49,337)
WD-40 Co.	800	(94,400)

		(668,668)

Independent Power & Renewable Electricity Producers — (0.0)%
Electric Power Development Co. Ltd. (Japan)	6,600	(177,537)
Ormat Technologies, Inc.	1,800	(115,128)
Pattern Energy Group, Inc.	11,600	(249,284)

		(541,949)

Industrial Conglomerates — (0.0)%
Keihan Holdings Co. Ltd. (Japan)	900	(26,478)
Seibu Holdings, Inc. (Japan)	4,600	(86,905)

		(113,383)

Insurance — (0.1)%
Arch Capital Group Ltd.*	1,000	(90,770)
Arthur J Gallagher & Co.	9,000	(569,520)
Dai-ichi Life Holdings, Inc. (Japan)	9,800	(201,411)
Markel Corp.*	190	(216,435)
Marsh & McLennan Cos., Inc.	8,600	(699,954)
RenaissanceRe Holdings Ltd. (Bermuda)	4,800	(602,832)
RLI Corp.	1,900	(115,254)
Sompo Holdings, Inc. (Japan)	800	(30,881)
Sony Financial Holdings, Inc. (Japan)	23,000	(406,493)
T&D Holdings, Inc. (Japan)	18,800	(320,737)
Tokio Marine Holdings, Inc. (Japan)	10,700	(486,669)
Unipol Gruppo SpA (Italy)	66,847	(313,099)
Validus Holdings Ltd.	1,300	(60,996)
W.R. Berkley Corp.	4,100	(293,765)
Willis Towers Watson PLC	1,800	(271,242)
XL Group Ltd. (Bermuda)	7,200	(253,152)

		(4,933,210)

Internet & Direct Marketing Retail — (0.1)%
Amazon.com, Inc.*	370	(432,704)
Expedia, Inc.	4,400	(526,988)
Liberty Ventures (Class A Stock)*	10,660	(578,198)
Shutterfly, Inc.*	3,200	(159,200)
Wayfair, Inc. (Class A Stock)*	4,600	(369,242)
Yoox Net-A-Porter Group SpA (Italy)*	10,888	(379,794)
Zalando SE (Germany)*	8,714	(459,469)

		(2,905,595)

Internet Software & Services — (0.1)%
2U, Inc.*	4,700	(303,197)
Box, Inc. (Class A Stock)*	15,800	(333,696)
Cornerstone OnDemand, Inc.*	1,600	(56,528)
DeNA Co. Ltd. (Japan)	1,200	(24,704)
GoDaddy, Inc. (Class A Stock)*	11,300	(568,164)
GTT Communications, Inc.*	2,900	(136,155)
Instructure, Inc.*	1,100	(36,410)
j2 Global, Inc.	1,000	(75,030)
Kakaku.com, Inc. (Japan)	25,200	(425,393)
MuleSoft, Inc. (Class A Stock)*	8,300	(193,058)

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS (continued)
Internet Software & Services (continued)
Okta, Inc.*	3,500	$(89,635)
Pandora Media, Inc.*	32,300	(155,686)
Shopify, Inc. (Canada) (Class A Stock)*	153	(15,472)
TrueCar, Inc.*	8,200	(91,840)
United Internet AG (Germany)	6,077	(416,402)
Zillow Group, Inc. (Class C Stock)*	12,500	(511,500)

		(3,432,870)

IT Services — (0.1)%
Alliance Data Systems Corp.	2,500	(633,700)
Blackhawk Network Holdings, Inc.*	8,900	(317,285)
DXC Technology Co.	6,400	(607,360)
Gartner, Inc.*	4,400	(541,860)
Genpact Ltd.	7,000	(222,180)
Jack Henry & Associates, Inc.	1,600	(187,136)
Nets A/S (Denmark)*	1,113	(29,258)
Obic Co. Ltd. (Japan)	600	(44,068)
PayPal Holdings, Inc.*	10,300	(758,286)
Square, Inc. (Class A Stock)*	19,200	(665,664)
Vantiv, Inc. (Class A Stock)*	8,700	(639,885)
WEX, Inc.*	4,600	(649,658)

		(5,296,340)

Leisure Products — (0.0)%
Amer Sports OYJ (Finland)*	2,513	(69,555)
American Outdoor Brands Corp.*	3,400	(43,656)
Shimano, Inc. (Japan)	3,300	(463,843)
Vista Outdoor, Inc.*	3,500	(50,995)
Yamaha Corp. (Japan)	400	(14,755)

		(642,804)

Life Sciences Tools & Services — (0.0)%
Cambrex Corp.*	1,200	(57,600)
INC Research Holdings, Inc. (Class A Stock)*	8,900	(388,040)
IQVIA Holdings, Inc.*	400	(39,160)
NeoGenomics, Inc.*	13,700	(121,382)
PRA Health Sciences, Inc.*	1,000	(91,070)

		(697,252)

Machinery — (0.1)%
Actuant Corp. (Class A Stock)	4,300	(108,790)
Albany International Corp. (Class A Stock)	3,300	(202,785)
Atlas Copco AB (Sweden) (Class A Stock)	921	(39,747)
Chart Industries, Inc.*	2,300	(107,778)
CIRCOR International, Inc.	2,100	(102,228)
Duerr AG (Germany)	884	(112,429)
Flowserve Corp.	11,900	(501,347)
GEA Group AG (Germany)	7,421	(355,051)
IHI Corp. (Japan)	4,800	(159,199)
John Bean Technologies Corp.	1,600	(177,280)
Kawasaki Heavy Industries Ltd. (Japan)	5,300	(185,419)
Krones AG (Germany)	120	(16,424)
NTN Corp. (Japan)	11,000	(54,303)
OC Oerlikon Corp. AG (Switzerland)*	12,988	(219,232)
Snap-on, Inc.	3,100	(540,330)
Trinity Industries, Inc.	14,600	(546,916)
Wabtec Corp.	7,300	(594,439)

SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Woodward, Inc.	1,000	$(76,540)
Xylem, Inc.	5,300	(361,460)

		(4,461,697)

Marine — (0.0)%
Kirby Corp.*	4,900	(327,320)
Nippon Yusen KK (Japan)*	20,400	(496,365)

		(823,685)

Media — (0.1)%
Altice NV (Netherlands) (Class A Stock)*	102,624	(1,076,158)
Axel Springer SE (Germany)	1,355	(105,663)
CyberAgent, Inc. (Japan)	500	(19,486)
Dentsu, Inc. (Japan)	3,400	(143,769)
EW Scripps Co. (The) (Class A Stock)*	6,600	(103,158)
IMAX Corp.*	15,000	(347,250)
Liberty Broadband Corp. (Class A Stock)*	1,500	(127,575)
Liberty Broadband Corp. (Class C Stock)*	4,800	(408,768)
Lions Gate Entertainment Corp. (Class A Stock)*	7,000	(236,670)
Mediaset SpA (Italy)*	13,644	(52,859)
Omnicom Group, Inc.	3,800	(276,754)
ProSiebenSat.1 Media SE (Germany)	7,453	(255,829)
Schibsted ASA (Norway) (Class A Stock)	6,719	(192,299)
Telenet Group Holding NV (Belgium)*	1,398	(97,394)

		(3,443,632)

Metals & Mining — (0.0)%
AK Steel Holding Corp.*	63,500	(359,410)
Allegheny Technologies, Inc.*	20,100	(485,214)
Coeur Mining, Inc.*	14,300	(107,250)
Commercial Metals Co.	6,900	(147,108)
Compass Minerals International, Inc.	3,900	(281,775)
First Quantum Minerals Ltd. (Zambia)	10,143	(142,099)
Nucor Corp.	1,500	(95,370)
Teck Resources Ltd. (Canada) (Class B Stock)	4,844	(126,668)
TimkenSteel Corp.*	4,200	(63,798)
Wheaton Precious Metals Corp. (Canada)	2,423	(53,568)

		(1,862,260)

Mortgage Real Estate Investment Trusts (REITs) — (0.0)%
AGNC Investment Corp.	18,400	(371,496)
Apollo Commercial Real Estate Finance, Inc.	10,600	(195,570)

		(567,066)

Multiline Retail — (0.0)%
Don Quijote Holdings Co. Ltd. (Japan)	500	(26,065)
Isetan Mitsukoshi Holdings Ltd. (Japan)	24,000	(296,996)
J Front Retailing Co. Ltd. (Japan)	2,300	(43,222)
Marui Group Co. Ltd. (Japan)	14,200	(259,578)

		(625,861)

Multi-Utilities — (0.1)%
Ameren Corp.	8,900	(525,011)
Black Hills Corp.	2,600	(156,286)
Consolidated Edison, Inc.	7,100	(603,145)
Dominion Energy, Inc.	7,600	(616,056)

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities (continued)
E.ON SE (Germany)	24,911	$(269,939)

		(2,170,437)

Oil, Gas & Consumable Fuels — (0.1)%
Callon Petroleum Co.*	40,500	(492,075)
Cameco Corp. (Canada)	2,898	(26,767)
Concho Resources, Inc.*	700	(105,154)
Enbridge, Inc. (Canada)	5,891	(230,391)
EQT Corp.	9,900	(563,508)
Extraction Oil & Gas, Inc.*	4,000	(57,240)
Golar LNG Ltd. (Bermuda)	5,000	(149,050)
Green Plains, Inc.	7,100	(119,635)
Gulfport Energy Corp.*	32,100	(409,596)
Halcon Resources Corp.*	22,900	(173,353)
Keyera Corp. (Canada)	805	(22,683)
Koninklijke Vopak NV (Netherlands)	3,957	(173,333)
Oasis Petroleum, Inc.*	48,300	(406,203)
Occidental Petroleum Corp.	3,000	(220,980)
Parsley Energy, Inc. (Class A)*	20,300	(597,632)
PDC Energy, Inc.*	12,800	(659,712)
Pioneer Natural Resources Co.	1,700	(293,845)
Range Resources Corp.	29,300	(499,858)
RSP Permian, Inc.*	13,200	(536,976)
SemGroup Corp. (Class A Stock)	4,100	(123,820)
TransCanada Corp. (Canada)	870	(42,344)
Ultra Petroleum Corp.*	5,100	(46,206)
Whiting Petroleum Corp.*	17,725	(469,358)

		(6,419,719)

Paper & Forest Products — (0.0)%
Domtar Corp.	4,400	(217,888)

Personal Products — (0.0)%
Coty, Inc. (Class A Stock)	18,400	(365,976)
Kose Corp. (Japan)	200	(31,165)
Shiseido Co. Ltd. (Japan)	1,200	(57,822)

		(454,963)

Pharmaceuticals — (0.1)%
Aerie Pharmaceuticals, Inc.*	1,800	(107,550)
Chugai Pharmaceutical Co. Ltd. (Japan)	2,800	(143,104)
Dermira, Inc.*	4,600	(127,926)
Eisai Co. Ltd. (Japan)	1,400	(79,533)
Impax Laboratories, Inc.*	15,000	(249,750)
Medicines Co. (The)*	11,500	(314,410)
MyoKardia, Inc.*	1,600	(67,360)
Nektar Therapeutics*	14,000	(836,080)
Nippon Shinyaku Co. Ltd. (Japan)	1,600	(119,016)
Ono Pharmaceutical Co. Ltd. (Japan)	14,600	(339,621)
Santen Pharmaceutical Co. Ltd. (Japan)	6,300	(98,660)
Vifor Pharma AG (Switzerland)	786	(100,624)

		(2,583,634)

Professional Services — (0.0)%
Equifax, Inc.	4,500	(530,640)
IHS Markit Ltd.*	12,400	(559,860)
Nielsen Holdings PLC	6,900	(251,160)
Recruit Holdings Co. Ltd. (Japan)	2,100	(52,143)
Verisk Analytics, Inc.*	3,300	(316,800)

SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS (continued)
Professional Services (continued)
WageWorks, Inc.*	3,300	$(204,600)

		(1,915,203)

Real Estate Management & Development — (0.0)%
Howard Hughes Corp. (The)*	1,800	(236,286)
Kennedy-Wilson Holdings, Inc.	2,100	(36,435)

		(272,721)

Road & Rail — (0.0)%
Canadian National Railway Co. (Canada)	872	(71,904)
Genesee & Wyoming, Inc. (Class A Stock)*	5,300	(417,269)
Keikyu Corp. (Japan)	5,100	(97,859)
Keio Corp. (Japan)	4,100	(180,091)
Kintetsu Group Holdings Co. Ltd. (Japan)	4,900	(187,523)
Knight-Swift Transportation Holdings, Inc.	7,400	(323,528)
Nankai Electric Railway Co. Ltd. (Japan)	4,900	(121,260)
Odakyu Electric Railway Co. Ltd. (Japan)	12,100	(258,537)
Sotetsu Holdings, Inc. (Japan)	300	(7,878)
Tokyu Corp. (Japan)	1,400	(22,316)

		(1,688,165)

Semiconductors & Semiconductor Equipment — (0.1)%
Advantest Corp. (Japan)	29,000	(535,031)
Ambarella, Inc.*	5,800	(340,750)
ams AG (Austria)*	1,726	(156,362)
Analog Devices, Inc.	6,900	(614,307)
Cree, Inc.*	19,400	(720,516)
Ichor Holdings Ltd.*	3,100	(76,260)
Inphi Corp.*	8,200	(300,120)
Integrated Device Technology, Inc.*	8,100	(240,813)
MACOM Technology Solutions Holdings, Inc. (Class H Stock)*	9,700	(315,638)
MaxLinear, Inc.*	6,700	(177,014)
Monolithic Power Systems, Inc.	600	(67,416)
PDF Solutions, Inc.*	5,900	(92,630)
Renesas Electronics Corp. (Japan)*	12,200	(141,489)
Rohm Co. Ltd. (Japan)	600	(66,097)
SUMCO Corp. (Japan)	14,400	(365,568)
Veeco Instruments, Inc.*	8,500	(126,225)
Xilinx, Inc.	5,000	(337,100)
Xperi Corp.	3,600	(87,840)

		(4,761,176)

Software — (0.1)%
Autodesk, Inc.*	5,100	(534,633)
Blackbaud, Inc.	2,200	(207,878)
Ebix, Inc.	1,000	(79,250)
Ellie Mae, Inc.*	3,000	(268,200)
Guidewire Software, Inc.*	6,500	(482,690)
HubSpot, Inc.*	7,600	(671,840)
Nintendo Co. Ltd. (Japan)	3,200	(1,152,309)
Proofpoint, Inc.*	8,600	(763,766)
PROS Holdings, Inc.*	5,800	(153,410)
ServiceNow, Inc.*	6,200	(808,418)
Splunk, Inc.*	9,500	(786,980)
Ultimate Software Group, Inc. (The)*	2,600	(567,398)
Workday, Inc. (Class A Stock)*	7,000	(712,180)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Zendesk, Inc.*	9,000	$(304,560)

		(7,493,512)

Specialty Retail — (0.1)%
AutoZone, Inc.*	940	(668,688)
Camping World Holdings, Inc. (Class A Stock)	5,000	(223,650)
Children’s Place, Inc. (The)	3,300	(479,655)
Fast Retailing Co. Ltd. (Japan)	1,900	(755,466)
Fielmann AG (Germany)	1,232	(108,519)
Floor & Decor Holdings, Inc. (Class A Stock)*	3,100	(150,908)
Hennes & Mauritz AB (Sweden) (Class B Stock)	1,684	(34,832)
Monro, Inc.	7,200	(410,040)
O’Reilly Automotive, Inc.*	2,600	(625,404)
Sleep Number Corp.*	1,900	(71,421)
Tiffany & Co.	8,000	(831,600)
Tractor Supply Co.	7,100	(530,725)

		(4,890,908)

Technology Hardware, Storage & Peripherals — (0.0)%
BlackBerry Ltd. (Canada)*	1,347	(15,045)
Diebold Nixdorf, Inc.	10,400	(170,040)
Electronics For Imaging, Inc.*	8,700	(256,911)
Pure Storage, Inc. (Class A Stock)*	4,500	(71,370)
Ricoh Co. Ltd. (Japan)	18,600	(172,363)
Stratasys Ltd.*	7,500	(149,700)

		(835,429)

Textiles, Apparel & Luxury Goods — (0.0)%
Asics Corp. (Japan)	12,500	(198,685)
Gildan Activewear, Inc. (Canada)	498	(16,089)
Hanesbrands, Inc.	25,300	(529,023)
NIKE, Inc. (Class B Stock)	10,000	(625,500)
Pandora A/S (Denmark)	1,067	(115,981)
VF Corp.	5,800	(429,200)

		(1,914,478)

Thrifts & Mortgage Finance — (0.0)%
New York Community Bancorp, Inc.	27,200	(354,144)
Northwest Bancshares, Inc.	5,100	(85,323)

		(439,467)

Trading Companies & Distributors — (0.0)%
Air Lease Corp.	8,700	(418,383)
MonotaRO Co. Ltd. (Japan)	3,200	(101,983)
NOW, Inc.*	24,200	(266,926)
SiteOne Landscape Supply, Inc.*	5,200	(398,840)

		(1,186,132)

Transportation Infrastructure — (0.0)%
Mitsubishi Logistics Corp. (Japan)	1,500	(38,888)

Water Utilities — (0.0)%
Aqua America, Inc.	3,400	(133,382)

Wireless Telecommunication Services — (0.0)%
Millicom International Cellular SA (Colombia), SDR	2,019	(136,292)

SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services (continued)
SoftBank Group Corp. (Japan)	7,300	$(577,945)
Tele2 AB (Sweden) (Class B Stock)	12,206	(150,012)
T-Mobile US, Inc.*	8,600	(546,186)

		(1,410,435)

TOTAL COMMON STOCKS (proceeds received $132,141,419)		(147,742,857)

PREFERRED STOCK — 0.0%
Health Care Equipment & Supplies
Sartorius AG (Germany) (PRFC) (proceeds received $148,559)	1,810	(171,936)

TOTAL SECURITIES SOLD SHORT (proceeds received $132,289,978)		(147,914,793)

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

OPTIONS WRITTEN~* — (0.0)%	Value
(premiums received $976,097)	$(781,209)
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 100.0% (cost $4,631,626,204)	5,724,568,421
Other assets in excess of liabilities(z) — 0.0%	1,228,872

NET ASSETS — 100.0%	$5,725,797,293

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

**	Investment is an affiliate of the Subadvisor.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $459,513 and 0.0% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $24,263,075; cash collateral of $24,773,700 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $798,117. The aggregate value of $148,541 is 0.0% of net assets.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2017.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(t)	Fractional share.

(u)	Represents security, or a portion thereof, segregated as collateral for short sales.

(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreements.

(vv)	Includes an amount of $2,236,569 segregated as collateral for OTC derivatives.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts and market value for forward commitment contracts held at reporting period end, with the exception of options which are included in total investments, net of written options, at market value:

FORWARD COMMITMENT CONTRACTS

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)	Value
Federal National Mortgage Assoc. (proceeds receivable $10,044,766)	3.000%	TBA	02/13/18	$(10,100)	$(10,086,783)

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
2 Year U.S. Treasury Notes Futures	Call	02/23/18	$108.13	14		28	$219
5 Year U.S. Treasury Notes Futures	Call	01/26/18	$116.25	15		15	3,164
10 Year Euro-Bund Futures	Call	01/26/18	168.00	304	EUR	304	3,648
10 Year Euro-Bund Futures	Call	02/23/18	170.50	227	EUR	227	2,724
10 Year U.S. Treasury Notes Futures	Call	01/05/18	$123.75	6		6	2,344
10 Year U.S. Treasury Notes Futures	Call	01/26/18	$132.00	31		31	—
10 Year U.S. Treasury Notes Futures	Call	02/23/18	$131.50	525		525	8,200
20 Year U.S. Treasury Bonds Futures	Call	01/26/18	$151.00	41		41	103,141
Canadian Dollar Futures	Call	01/05/18	78.50	3		3	4,260
Canadian Dollar Futures	Call	01/05/18	79.00	6		6	5,640
Canadian Dollar Futures	Call	01/05/18	80.00	3		3	750
Euro Dollar Futures	Call	01/05/18	1.17	600		750	28,125
Euro Dollar Futures	Call	02/09/18	1.19	300		375	8,100
Japanese Yen Futures	Call	01/05/18	89.00	12		15	5,250
Japanese Yen Futures	Call	01/05/18	89.50	12		15	1,950

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Japanese Yen Futures	Call	01/05/18	90.00	6		8	$300
Japanese Yen Futures	Call	02/09/18	89.00	20		25	22,000
90 Day Euro Futures	Put	03/19/18	$98.25	175		438	22,969
90 Day Euro Futures	Put	03/19/18	$98.25	166		415	21,788
5 Year U.S. Treasury Notes Futures	Put	01/26/18	$114.25	573		573	4,477
5 Year U.S. Treasury Notes Futures	Put	02/23/18	$109.00	73		73	—
5 Year U.S. Treasury Notes Futures	Put	02/23/18	$109.25	40		40	—
5 Year U.S. Treasury Notes Futures	Put	02/23/18	$109.50	54		54	—
5 Year U.S. Treasury Notes Futures	Put	02/23/18	$110.00	52		52	—
5 Year U.S. Treasury Notes Futures	Put	02/23/18	$110.50	5		5	—
5 Year U.S. Treasury Notes Futures	Put	02/23/18	$112.75	150		150	1,172
5 Year U.S. Treasury Notes Futures	Put	02/23/18	$113.25	237		237	1,852
5 Year U.S. Treasury Notes Futures	Put	02/23/18	$113.50	160		160	2,500
5 Year U.S. Treasury Notes Futures	Put	02/23/18	$113.75	76		76	184,656
10 Year Euro-Bund Futures	Put	01/26/18	162.00	36	EUR	36	37,579
10 Year Euro-Bund Futures	Put	01/26/18	162.50	24	EUR	24	33,692
10 Year Euro-Bund Futures	Put	01/26/18	163.00	28	EUR	28	51,401
10 Year Euro-Bund Futures	Put	02/23/18	162.00	6	EUR	6	8,351
10 Year U.S. Treasury Notes Futures	Put	02/23/18	$113.50	302		302	—
10 Year U.S. Treasury Notes Futures	Put	02/23/18	$114.00	84		84	—
10 Year U.S. Treasury Notes Futures	Put	02/23/18	$114.00	7		7	—
10 Year U.S. Treasury Notes Futures	Put	02/23/18	$114.50	12		12	—
10 Year U.S. Treasury Notes Futures	Put	02/23/18	$114.50	7		7	—
10 Year U.S. Treasury Notes Futures	Put	02/23/18	$115.00	3		3	—
20 Year U.S. Treasury Bonds Futures	Put	01/26/18	$138.00	731		731	11,422
20 Year U.S. Treasury Bonds Futures	Put	01/26/18	$153.00	79		79	99,984
20 Year U.S. Treasury Bonds Futures	Put	01/26/18	$154.00	6		6	10,875

							$692,533

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	Deutsche Bank AG	03/29/18	0.26%	—	16,400	$250
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	Morgan Stanley	04/03/18	0.17%	—	17,600	3,266
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	Morgan Stanley	06/11/18	0.17%	—	11,200	2,750
Currency Option USD vs COP	Put	Goldman Sachs & Co.	01/10/18	2,985.00	—	1,190	8,240
Currency Option USD vs COP	Put	Goldman Sachs & Co.	02/07/18	2,968.00	—	1,230	11,905
Currency Option USD vs COP	Put	Goldman Sachs & Co.	03/08/18	2,965.00	—	1,190	15,447
Currency Option USD vs MXN	Put	Goldman Sachs & Co.	01/05/18	18.33	—	1,270	2
Currency Option USD vs MXN	Put	Goldman Sachs & Co.	01/17/18	19.00	—	3,400	4,116
Currency Option USD vs MXN	Put	Goldman Sachs & Co.	03/27/18	19.44	—	1,160	15,817
Currency Option USD vs RUB	Put	Goldman Sachs & Co.	01/10/18	58.79	—	1,230	25,983
Currency Option USD vs RUB	Put	Goldman Sachs & Co.	02/15/18	59.45	—	1,220	40,143

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs RUB	Put	Goldman Sachs & Co.	03/12/18	58.63	—	1,230	$29,144
Currency Option USD vs TRY	Put	Goldman Sachs & Co.	01/19/18	3.93	—	1,590	53,111
FNMA TBA 3.50%	Put	Credit Suisse First Boston Corp.	02/06/18	$80.00	—	7,000	—
FNMA TBA 3.50%	Put	JPMorgan Chase	03/06/18	$73.00	—	9,000	—

							$210,174

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
30- Year Interest Rate Swap, 06/19/48	Call	Deutsche Bank AG	06/15/18	2.15%	2.15%(S)	3 Month LIBOR(Q)	650	$4,519
10- Year Interest Rate Swap, 07/18/28	Put	Morgan Stanley	07/16/18	2.77%	3 Month LIBOR(Q)	2.77%(S)	850	4,497
30- Year Interest Rate Swap, 06/19/48	Put	Deutsche Bank AG	06/15/18	2.15%	3 Month LIBOR(Q)	2.15%(S)	650	59,163

								$68,179

Total Options Purchased								$970,886

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
10 Year Euro-Bund Futures	Call	01/26/18	163.00	12	EUR	12	$(3,024)
10 Year Euro-Bund Futures	Call	02/23/18	165.00	25	EUR	25	(3,000)
10 Year Euro-Bund Futures	Call	02/23/18	165.50	20	EUR	20	(1,680)
10 Year U.S. Treasury Notes Futures	Call	01/26/18	$124.00	9		9	(4,219)
10 Year U.S. Treasury Notes Futures	Call	01/26/18	$124.00	11		11	(5,156)
10 Year U.S. Treasury Notes Futures	Call	01/26/18	$125.00	9		9	(1,125)
10 Year U.S. Treasury Notes Futures	Call	01/26/18	$125.00	110		110	(13,750)
10 Year U.S. Treasury Notes Futures	Call	01/26/18	$125.50	12		12	(750)
10 Year U.S. Treasury Notes Futures	Call	01/26/18	$126.00	18		18	(844)
10 Year U.S. Treasury Notes Futures	Call	02/23/18	$124.50	9		9	(4,219)
10 Year U.S. Treasury Notes Futures	Call	02/23/18	$125.00	36		36	(11,250)
10 Year U.S. Treasury Notes Futures	Call	02/23/18	$126.50	12		12	(1,125)
20 Year U.S. Treasury Bonds Futures	Call	01/26/18	$153.00	66		66	(79,406)
20 Year U.S. Treasury Bonds Futures	Call	01/26/18	$154.00	34		34	(26,563)
20 Year U.S. Treasury Bonds Futures	Call	01/26/18	$155.00	12		12	(5,625)
20 Year U.S. Treasury Bonds Futures	Call	02/23/18	$154.00	6		6	(8,156)
20 Year U.S. Treasury Bonds Futures	Call	02/23/18	$155.00	3		3	(2,859)
5 Year U.S. Treasury Notes Futures	Call	01/26/18	$116.75	95		95	(6,680)
5 Year U.S. Treasury Notes Futures	Call	02/23/18	$117.25	2		2	(156)
Australian Dollar Futures	Call	02/09/18	77.00	12		12	(17,040)
British Pound Futures	Call	01/05/18	134.00	6		4	(6,075)
British Pound Futures	Call	01/05/18	135.00	10		6	(4,875)
Canadian Dollar Futures	Call	02/09/18	79.00	6		6	(7,860)
Euro Dollar Futures	Call	02/09/18	1.20	18		23	(33,525)
90 Day Euro Futures	Call	03/19/18	$98.75	166		415	—
90 Day Euro Futures	Call	03/19/18	$98.75	175		438	—

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
10 Year Euro-Bund Futures	Put	01/26/18	160.50	84	EUR	84	$(30,236)
10 Year Euro-Bund Futures	Put	01/26/18	161.00	18	EUR	18	(9,503)
10 Year Euro-Bund Futures	Put	02/23/18	161.50	20	EUR	20	(22,077)
10 Year U.S. Treasury Notes Futures	Put	01/26/18	$123.00	18		18	(2,250)
10 Year U.S. Treasury Notes Futures	Put	01/26/18	$123.50	9		9	(2,109)
10 Year U.S. Treasury Notes Futures	Put	01/26/18	$123.50	14		14	(3,281)
10 Year U.S. Treasury Notes Futures	Put	01/26/18	$124.00	45		45	(18,984)
10 Year U.S. Treasury Notes Futures	Put	02/23/18	$122.00	12		12	(1,500)
20 Year U.S. Treasury Bonds Futures	Put	01/26/18	$149.00	42		42	(6,563)
20 Year U.S. Treasury Bonds Futures	Put	01/26/18	$150.00	12		12	(3,563)
20 Year U.S. Treasury Bonds Futures	Put	01/26/18	$151.00	18		18	(9,563)
20 Year U.S. Treasury Bonds Futures	Put	01/26/18	$152.00	5		5	(4,219)
5 Year U.S. Treasury Notes Futures	Put	01/26/18	$115.75	47		47	(4,406)
5 Year U.S. Treasury Notes Futures	Put	01/26/18	$116.00	30		30	(5,391)

							$(372,607)

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs COP	Call	Goldman Sachs & Co.	03/19/18	633.50	—		1,650	$ (11,618)
Currency Option USD vs ZAR	Call	Goldman Sachs & Co.	01/22/18	15.00	—		1,590	(52)
Currency Option USD vs ZAR	Call	Goldman Sachs & Co.	03/05/18	14.32	—		800	(1,660)
Currency Option USD vs ZAR	Call	Goldman Sachs & Co.	03/15/18	13.50	—		600	(4,662)
FNMA TBA 3.50%	Call	Goldman Sachs & Co.	01/04/18	$102.98	—		4,600	(2,970)
FNMA TBA 3.50%	Call	JPMorgan Chase	02/06/18	$103.08	—		3,500	(9,752)
FNMA TBA 3.50%	Call	Credit Suisse First Boston Corp.	02/06/18	$103.13	—		3,400	(8,874)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	Deutsche Bank AG	03/29/18	0.23%	—		16,400	(427)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	Morgan Stanley	04/03/18	0.16%	—		17,600	(3,358)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	Morgan Stanley	06/11/18	0.16%	—		11,200	(2,930)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	JPMorgan Chase	04/22/24	4.00%	—		800	(65)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	JPMorgan Chase	05/16/24	4.00%	—		200	(17)
Inflation Cap Option, Inflation on the Eurostat Eurozone HICP	Call	Goldman Sachs & Co.	06/22/35	3.00%	—	EUR	500	(5,967)
Currency Option CAD vs JPY	Put	Goldman Sachs & Co.	06/19/18	76.70	—	CAD	1,400	(1,983)
Currency Option GBP vs USD	Put	Citigroup Global Markets	05/04/18	1.30	—	GBP	2,264	(13,337)
Currency Option USD vs MXN	Put	Goldman Sachs & Co.	01/05/18	17.85	—		2,540	—
Currency Option USD vs MXN	Put	Goldman Sachs & Co.	01/09/18	18.45	—		1,260	(25)
Currency Option USD vs MXN	Put	Goldman Sachs & Co.	01/11/18	18.35	—		1,570	(43)

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs MXN	Put	Goldman Sachs & Co.	01/17/18	18.50	—	6,800	$(1,186)
Currency Option USD vs MXN	Put	Goldman Sachs & Co.	01/23/18	18.89	—	1,770	(2,311)
Currency Option USD vs MXN	Put	Goldman Sachs & Co.	02/07/18	18.50	—	1,230	(1,140)
Currency Option USD vs MXN	Put	Goldman Sachs & Co.	02/16/18	18.75	—	1,220	(2,791)
Currency Option USD vs MXN	Put	Goldman Sachs & Co.	02/23/18	19.21	—	1,640	(11,740)
Currency Option USD vs MXN	Put	JPMorgan Chase	03/12/18	18.91	—	2,480	(12,284)
Currency Option USD vs MXN	Put	Goldman Sachs & Co.	03/13/18	18.68	—	1,500	(4,963)
Currency Option USD vs MXN	Put	Goldman Sachs & Co.	03/26/18	18.93	—	2,320	(14,411)
Currency Option USD vs MXN	Put	Goldman Sachs & Co.	03/27/18	19.26	—	1,160	(120,665)
Currency Option USD vs ZAR	Put	Goldman Sachs & Co.	02/12/18	14.00	—	1,220	(148,148)
FNMA TBA 3.50%	Put	Goldman Sachs & Co.	01/04/18	$101.98	—	4,600	(291)
FNMA TBA 3.50%	Put	JPMorgan Chase	02/06/18	$102.08	—	3,500	(7,227)
FNMA TBA 3.50%	Put	Credit Suisse First Boston Corp.	02/06/18	$102.13	—	3,400	(7,454)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	JPMorgan Chase	03/24/20	0.00%	—	1,900	(3,553)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Citigroup Global Markets	04/07/20	0.00%	—	2,700	—
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Citigroup Global Markets	09/29/20	0.00%	—	300	—
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Citigroup Global Markets	09/29/20	0.00%	—	500	—
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	JPMorgan Chase	10/02/20	0.00%	—	1,000	(2,698)

							$(408,602)

Total Options Written							$(781,209)

Financial futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
226	90 Day Euro Dollar	Sep. 2018	$55,343,521	$55,347,400	$3,879
13	90 Day Euro Dollar	Mar. 2020	3,174,988	3,173,950	(1,038)
27	90 Day Euro Dollar	Mar. 2021	6,587,850	6,588,338	488
329	90 Day Sterling	Dec. 2018	55,026,800	55,091,709	64,909
88	2 Year U.S. Treasury Notes	Mar. 2018	18,885,534	18,841,625	(43,909)
1,427	5 Year U.S. Treasury Notes	Mar. 2018	166,417,469	165,766,117	(651,352)
242	10 Year Australian Treasury Bonds	Mar. 2018	188,240,982	188,043,679	(197,303)
6	10 Year Canadian Government Bonds	Mar. 2018	654,415	643,341	(11,074)
330	10 Year Euro-Bund.	Mar. 2018	64,390,671	64,017,086	(373,585)
40	10 Year Japanese Bonds	Mar. 2018	53,546,927	53,527,402	(19,525)
134	10 Year U.K. Gilt	Mar. 2018	22,535,130	22,643,912	108,782
993	10 Year U.S. Treasury Notes	Mar. 2018	123,819,206	123,178,548	(640,658)
74	10 Year U.S. Ultra Treasury Notes	Mar. 2018	9,839,226	9,883,625	44,399

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial futures contracts outstanding at December 31, 2017 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued):
734	20 Year U.S. Treasury Bonds	Mar. 2018	$112,211,219	$112,302,000	$90,781
200	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	33,307,601	33,531,251	223,650
27	Australian Dollar Currency	Mar. 2018	2,031,480	2,108,970	77,490
39	DAX Index.	Mar. 2018	15,373,125	15,102,768	(270,357)
15	Euro Currency	Mar. 2018	2,225,374	2,264,156	38,782
1,357	Euro STOXX 50 Index	Mar. 2018	58,408,117	56,872,732	(1,535,385)
170	Euro-BTP Italian Government Bond	Mar. 2018	28,253,575	27,769,006	(484,569)
141	Euro-OAT	Mar. 2018	26,558,445	26,253,096	(305,349)
14	FTSE 100 Index.	Mar. 2018	1,400,784	1,443,739	42,955
104	Japanese Yen Currency	Mar. 2018	11,532,261	11,588,200	55,939
194	Mexican Peso	Mar. 2018	5,006,237	4,857,760	(148,477)
11	Mini MSCI Emerging Markets Index	Mar. 2018	611,924	640,035	28,111
78	S&P 500 E-Mini Index	Mar. 2018	10,296,458	10,436,400	139,942
122	S&P 500 Index	Mar. 2018	80,939,005	81,618,000	678,995
555	TOPIX Index	Mar. 2018	88,168,732	89,499,445	1,330,713
99	U.S. Dollar Index	Mar. 2018	9,253,332	9,090,774	(162,558)
15	Yen Denominated Nikkei 225 Index	Mar. 2018	1,503,856	1,510,983	7,127

					(1,908,197)

Short Positions:
1,761	90 Day Euro Dollar	Mar. 2018	433,236,538	432,501,600	734,938
248	90 Day Euro Dollar	Jun. 2018	60,882,563	60,806,500	76,063
13	90 Day Euro Dollar	Sep. 2018	3,190,938	3,183,700	7,238
183	90 Day Euro Dollar	Dec. 2018	44,887,213	44,768,663	118,550
119	90 Day Euro Dollar	Mar. 2019	29,156,488	29,094,013	62,475
226	90 Day Euro Dollar	Sep. 2019	55,208,192	55,203,325	4,867
329	90 Day Sterling	Dec. 2019	54,906,536	54,975,107	(68,571)
18	2 Year U.S. Treasury Notes	Mar. 2018	3,857,906	3,853,969	3,937
26	5 Year Euro-Bobl	Mar. 2018	4,122,108	4,105,706	16,402
17	10 Year Australian Treasury Bonds	Mar. 2018	13,346,487	13,336,212	10,275
580	10 Year Euro-Bund.	Mar. 2018	113,276,853	112,514,878	761,975
19	10 Year Japanese Bonds	Mar. 2018	25,446,085	25,425,515	20,570
64	10 Year U.K. Gilt	Mar. 2018	10,740,435	10,815,003	(74,568)
569	10 Year U.S. Treasury Notes	Mar. 2018	70,866,552	70,582,672	283,880
165	20 Year U.S. Treasury Bonds	Mar. 2018	25,277,414	25,245,000	32,414
15	30 Year Euro Buxl	Mar. 2018	2,966,836	2,949,103	17,733
39	Amsterdam Index	Jan. 2018	5,160,048	5,095,868	64,180
59	ASX SPI 200 Index	Mar. 2018	6,922,750	6,928,233	(5,483)
21	British Pound Currency	Mar. 2018	1,762,066	1,779,356	(17,290)
1	CAC40 10 Euro	Jan. 2018	64,870	63,718	1,152
24	Canadian Dollar Currency	Mar. 2018	1,877,855	1,917,600	(39,745)
108	Euro STOXX 50 Index	Mar. 2018	4,631,184	4,526,349	104,835
28	Euro-OAT	Mar. 2018	5,273,841	5,213,381	60,460
171	FTSE 100 Index.	Mar. 2018	17,110,022	17,634,245	(524,223)
10	FTSE/MIB Index	Mar. 2018	1,359,726	1,305,253	54,473
24	Hang Seng China Enterprises Index	Jan. 2018	1,799,651	1,801,647	(1,996)
8	IBEX 35 Index	Jan. 2018	980,162	961,874	18,288
61	OMXS30 Index	Jan. 2018	1,204,798	1,170,646	34,152
135	S&P 500 E-Mini Index	Mar. 2018	17,994,773	18,063,000	(68,227)

					1,688,754

					$(219,443)

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Commodity futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
90	Brent Crude	Mar. 2018	$5,645,859	$6,018,299	$372,440
23	Brent Crude	Jun. 2018	1,442,371	1,512,940	70,569
12	Brent Crude	Sep. 2018	742,589	777,120	34,531
26	Coffee ’C’	Mar. 2018	1,266,724	1,230,450	(36,274)
3	Coffee ’C’	Dec. 2018	147,056	153,788	6,732
67	Copper	Mar. 2018	5,214,762	5,528,338	313,576
9	Copper	Dec. 2018	688,975	753,863	64,888
278	Corn	Mar. 2018	4,968,625	4,875,425	(93,200)
16	Cotton No. 2	Mar. 2018	554,190	629,040	74,850
35	Gasoline RBOB	Mar. 2018	2,544,648	2,665,551	120,903
4	Gasoline RBOB	May 2018	323,824	335,681	11,857
86	Gold 100 OZ	Feb. 2018	11,050,749	11,259,980	209,231
8	Gold 100 OZ	Aug. 2018	1,064,149	1,058,720	(5,429)
46	Hard Red Winter Wheat	Mar. 2018	1,027,338	982,675	(44,663)
27	Lean Hogs	Feb. 2018	758,785	775,170	16,385
5	Lean Hogs	Aug. 2018	164,309	166,650	2,341
29	Live Cattle	Feb. 2018	1,484,597	1,409,980	(74,617)
7	Live Cattle	Aug. 2018	327,133	309,400	(17,733)
29	LME Copper	Mar. 2018	4,947,038	5,254,438	307,400
24	LME Nickel	Jan. 2018	1,592,777	1,830,816	238,039
5	LME Nickel	Feb. 2018	314,574	382,140	67,566
34	LME Nickel	Mar. 2018	2,282,046	2,603,040	320,994
18	LME Nickel	Jun. 2018	1,157,862	1,385,100	227,238
5	LME Nickel	Aug. 2018	368,949	386,010	17,061
39	LME PRI Aluminum	Jan. 2018	2,102,395	2,201,794	99,399
61	LME PRI Aluminum	Mar. 2018	3,063,971	3,464,038	400,067
33	LME PRI Aluminum	Jun. 2018	1,773,596	1,882,238	108,642
9	LME PRI Aluminum	Sep. 2018	482,664	516,319	33,655
15	LME Zinc	Jan. 2018	1,215,188	1,250,625	35,437
26	LME Zinc	Mar. 2018	1,970,313	2,161,575	191,262
4	LME Zinc	May 2018	279,414	331,150	51,736
16	LME Zinc	Jun. 2018	1,225,018	1,322,200	97,182
4	LME Zinc	Jul. 2018	314,901	329,800	14,899
4	LME Zinc	Oct. 2018	309,364	326,600	17,236
13	Low Sulphur Gas Oil	Feb. 2018	718,675	782,275	63,600
23	Natural Gas	Feb. 2018	672,520	679,190	6,670
198	Natural Gas	Mar. 2018	5,438,915	5,753,880	314,965
5	Natural Gas	Oct. 2018	139,830	140,600	770
120	No. 2 Soft Red Winter Wheat	Mar. 2018	2,682,374	2,562,000	(120,374)
8	NY Harbor ULSD	Feb. 2018	637,552	694,882	57,330
39	NY Harbor ULSD	Mar. 2018	3,136,519	3,347,744	211,225
37	Silver	Mar. 2018	3,130,281	3,171,825	41,544
4	Silver	Dec. 2018	322,605	349,420	26,815
80	Soybean	Mar. 2018	3,975,400	3,847,000	(128,400)
62	Soybean Meal	Mar. 2018	2,072,934	1,964,160	(108,774)
77	Soybean Oil	Mar. 2018	1,573,721	1,536,611	(37,110)
11	Soybean Oil	Jul. 2018	236,657	221,891	(14,766)
84	Sugar #11 (World)	Mar. 2018	1,382,853	1,426,253	43,400
12	Sugar #11 (World)	Jul. 2018	195,067	202,138	7,071
31	WTI Crude	Feb. 2018	1,785,679	1,873,019	87,340
77	WTI Crude	Mar. 2018	4,381,108	4,653,879	272,771
10	WTI Crude	May 2018	570,722	602,699	31,977
11	WTI Crude	Sep. 2018	618,470	649,769	31,299

					4,041,553

Short Positions:
20	Copper	Mar. 2018	1,528,115	1,650,250	(122,135)
24	LME Nickel	Jan. 2018	1,590,239	1,830,816	(240,577)

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Commodity futures contracts outstanding at December 31, 2017 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (continued):
5	LME Nickel	Feb. 2018	$271,662	$382,140	$(110,478)
1	LME Nickel	Mar. 2018	70,530	76,560	(6,030)
8	LME Nickel	Jun. 2018	577,302	615,600	(38,298)
2	LME Nickel	Aug. 2018	138,144	154,404	(16,260)
39	LME PRI Aluminum	Jan. 2018	1,955,259	2,201,794	(246,535)
17	LME PRI Aluminum	Mar. 2018	894,963	965,388	(70,425)
11	LME PRI Aluminum	Jun. 2018	585,496	627,413	(41,917)
15	LME Zinc	Jan. 2018	1,169,756	1,250,625	(80,869)
7	LME Zinc	Mar. 2018	506,423	581,963	(75,540)
4	LME Zinc	May 2018	290,088	331,150	(41,062)
6	LME Zinc	Jun. 2018	470,184	495,825	(25,641)
4	LME Zinc	Jul. 2018	310,538	329,800	(19,262)

					(1,135,029)

					$2,906,524

Cash and foreign currency of $13,113,785 and $421,830 has been segregated with Goldman Sachs & Co. and JPMorgan Chase, respectively, and securities with combined market values of $4,298,374 and $11,417,633 have been segregated with Credit Suisse First Boston Corp. and Goldman Sachs & Co., respectively, to cover requirement for open futures contracts at December 31, 2017. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/12/18	Goldman Sachs & Co.	ARS	7,093	$385,278	$377,707	$(7,571)
Expiring 01/19/18	Goldman Sachs & Co.	ARS	1,391	78,788	73,770	(5,018)
Expiring 01/29/18	BNP Paribas	ARS	1,448	79,000	76,356	(2,644)
Expiring 02/05/18	Citigroup Global Markets	ARS	6,700	344,828	352,033	7,205
Expiring 02/05/18	Citigroup Global Markets	ARS	3,310	169,309	173,914	4,605
Expiring 02/14/18	Bank of America	ARS	9,300	500,000	486,419	(13,581)
Expiring 02/14/18	Bank of America	ARS	1,868	100,000	97,702	(2,298)
Expiring 02/14/18	BNP Paribas	ARS	1,686	90,000	88,167	(1,833)
Expiring 02/14/18	Credit Suisse First Boston Corp.	ARS	2,798	150,000	146,318	(3,682)
Expiring 02/14/18	Goldman Sachs & Co.	ARS	6,462	348,349	337,976	(10,373)
Expiring 02/14/18	Hong Kong & Shanghai Bank	ARS	5,422	289,474	283,579	(5,895)
Expiring 03/23/18	JPMorgan Chase	ARS	22,119	1,195,837	1,135,647	(60,190)
Expiring 03/23/18	JPMorgan Chase	ARS	428	23,160	21,975	(1,185)
Expiring 04/10/18	Bank of America	ARS	10,920	569,937	555,433	(14,504)
Expiring 06/21/18	BNP Paribas	ARS	400	19,960	19,596	(364)
Expiring 06/21/18	BNP Paribas	ARS	160	7,984	7,838	(146)
Expiring 08/22/18	Morgan Stanley	ARS	667	32,176	31,728	(448)
Expiring 08/22/18	Morgan Stanley	ARS	414	19,971	19,693	(278)
Expiring 08/27/18	Citigroup Global Markets	ARS	785	38,000	37,240	(760)
Expiring 08/27/18	Hong Kong & Shanghai Bank	ARS	1,635	79,000	77,570	(1,430)
Expiring 09/17/18	JPMorgan Chase	ARS	27,069	1,297,651	1,272,232	(25,419)
Australian Dollar,
Expiring 03/21/18	Barclays Capital Group	AUD	11,306	8,642,030	8,820,099	178,069
Expiring 03/21/18	Barclays Capital Group	AUD	3,819	2,978,032	2,979,158	1,126
Expiring 03/21/18	Barclays Capital Group	AUD	3,511	2,720,557	2,738,737	18,180
Expiring 03/21/18	Barclays Capital Group	AUD	1,838	1,394,838	1,433,883	39,045
Expiring 03/21/18	Barclays Capital Group	AUD	1,501	1,171,204	1,171,042	(162)
Expiring 03/21/18	Citigroup Global Markets	AUD	785	588,679	612,038	23,359
Expiring 03/21/18	Citigroup Global Markets	AUD	785	589,606	612,038	22,432
Expiring 03/21/18	Citigroup Global Markets	AUD	785	589,777	612,038	22,261
Expiring 03/21/18	Citigroup Global Markets	AUD	785	590,759	612,038	21,279

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Australian Dollar (continued),
Expiring 03/21/18	Citigroup Global Markets	AUD	785	$592,060	$612,038	$19,978
Expiring 03/21/18	Citigroup Global Markets	AUD	785	592,989	612,038	19,049
Expiring 03/21/18	Citigroup Global Markets	AUD	785	593,907	612,038	18,131
Expiring 03/21/18	Citigroup Global Markets	AUD	785	594,598	612,038	17,440
Expiring 03/21/18	Citigroup Global Markets	AUD	785	594,640	612,039	17,399
Expiring 03/21/18	Citigroup Global Markets	AUD	785	595,214	612,038	16,824
Expiring 03/21/18	Citigroup Global Markets	AUD	785	596,134	612,038	15,904
Expiring 03/21/18	Citigroup Global Markets	AUD	785	596,228	612,038	15,810
Expiring 03/21/18	Citigroup Global Markets	AUD	785	596,357	612,039	15,682
Expiring 03/21/18	Citigroup Global Markets	AUD	785	596,891	612,038	15,147
Expiring 03/21/18	Citigroup Global Markets	AUD	785	598,841	612,039	13,198
Expiring 03/21/18	Morgan Stanley	AUD	27,299	20,729,769	21,296,610	566,841
Expiring 03/21/18	Morgan Stanley	AUD	9,505	7,172,282	7,414,956	242,674
Expiring 03/21/18	Morgan Stanley	AUD	3,765	2,826,976	2,936,921	109,945
Expiring 03/21/18	Morgan Stanley	AUD	2,043	1,553,054	1,594,036	40,982
Expiring 03/21/18	Morgan Stanley	AUD	1,761	1,351,218	1,373,702	22,484
Expiring 03/21/18	UBS AG	AUD	14,100	10,602,069	10,999,834	397,765
Expiring 03/22/18	UBS AG	AUD	306	239,154	238,910	(244)
Brazilian Real,
Expiring 01/03/18	Citigroup Global Markets	BRL	3,048	931,591	918,301	(13,290)
Expiring 01/03/18	Citigroup Global Markets	BRL	1,761	538,200	530,522	(7,678)
Expiring 01/03/18	Deutsche Bank AG	BRL	6,200	1,874,244	1,867,948	(6,296)
Expiring 01/03/18	Goldman Sachs & Co.	BRL	8,652	2,596,645	2,606,698	10,053
Expiring 01/03/18	Goldman Sachs & Co.	BRL	4,839	1,452,316	1,457,939	5,623
Expiring 01/03/18	Hong Kong & Shanghai Bank	BRL	1,400	423,216	421,794	(1,422)
Expiring 01/03/18	JPMorgan Chase	BRL	5,400	1,619,627	1,626,922	7,295
Expiring 01/03/18	Morgan Stanley	BRL	4,100	1,239,420	1,235,256	(4,164)
Expiring 01/19/18	Citigroup Global Markets	BRL	3,267	1,010,000	982,466	(27,534)
Expiring 01/19/18	Goldman Sachs & Co.	BRL	2,710	836,084	814,863	(21,221)
Expiring 01/19/18	Goldman Sachs & Co.	BRL	1,909	590,000	573,943	(16,057)
Expiring 02/02/18	JPMorgan Chase	BRL	11,678	3,530,197	3,505,875	(24,322)
Expiring 02/02/18	JPMorgan Chase	BRL	5,400	1,622,206	1,621,110	(1,096)
Expiring 02/02/18	JPMorgan Chase	BRL	1,198	362,071	359,576	(2,495)
Expiring 07/03/18	JPMorgan Chase	BRL	3,400	1,038,168	1,004,371	(33,797)
British Pound,
Expiring 01/10/18	Barclays Capital Group	GBP	326	437,950	440,334	2,384
Expiring 01/10/18	Barclays Capital Group	GBP	170	227,703	229,622	1,919
Expiring 01/10/18	Citigroup Global Markets	GBP	1,814	2,452,873	2,450,205	(2,668)
Expiring 01/10/18	Goldman Sachs & Co.	GBP	500	670,366	675,359	4,993
Expiring 01/10/18	Goldman Sachs & Co.	GBP	264	355,293	356,590	1,297
Expiring 01/19/18	Barclays Capital Group	GBP	173	231,032	234,158	3,126
Expiring 01/19/18	Barclays Capital Group	GBP	114	151,163	154,265	3,102
Expiring 03/21/18	Barclays Capital Group	GBP	39,452	53,187,935	53,413,054	225,119
Expiring 03/21/18	Barclays Capital Group	GBP	7,313	9,860,085	9,900,483	40,398
Expiring 03/21/18	Barclays Capital Group	GBP	5,289	7,106,213	7,160,909	54,696
Expiring 03/21/18	Barclays Capital Group	GBP	3,731	5,031,751	5,050,669	18,918
Expiring 03/21/18	Barclays Capital Group	GBP	3,007	4,037,653	4,070,825	33,172
Expiring 03/21/18	Barclays Capital Group	GBP	2,778	3,737,930	3,760,440	22,510
Expiring 03/21/18	Barclays Capital Group	GBP	2,251	3,031,340	3,047,913	16,573
Expiring 03/21/18	Barclays Capital Group	GBP	1,772	2,385,540	2,399,588	14,048
Expiring 03/21/18	Barclays Capital Group	GBP	1,365	1,845,868	1,847,541	1,673
Expiring 03/21/18	Barclays Capital Group	GBP	819	1,098,336	1,108,753	10,417
Expiring 03/21/18	Citigroup Global Markets	GBP	895	1,201,470	1,211,719	10,249
Expiring 03/21/18	Citigroup Global Markets	GBP	481	639,205	650,673	11,468
Expiring 03/21/18	Citigroup Global Markets	GBP	481	639,208	650,673	11,465
Expiring 03/21/18	Citigroup Global Markets	GBP	481	640,996	650,673	9,677
Expiring 03/21/18	Citigroup Global Markets	GBP	481	642,515	650,673	8,158
Expiring 03/21/18	Citigroup Global Markets	GBP	481	642,913	650,673	7,760
Expiring 03/21/18	Citigroup Global Markets	GBP	481	643,369	650,673	7,304

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
British Pound (continued),
Expiring 03/21/18	Citigroup Global Markets	GBP	481	$643,848	$650,673	$6,825
Expiring 03/21/18	Citigroup Global Markets	GBP	481	644,940	650,673	5,733
Expiring 03/21/18	Citigroup Global Markets	GBP	481	645,472	650,673	5,201
Expiring 03/21/18	Citigroup Global Markets	GBP	481	646,467	650,673	4,206
Expiring 03/21/18	Citigroup Global Markets	GBP	481	647,842	650,673	2,831
Expiring 03/21/18	Citigroup Global Markets	GBP	481	649,255	650,673	1,418
Expiring 03/21/18	Citigroup Global Markets	GBP	481	649,954	650,673	719
Expiring 03/21/18	Citigroup Global Markets	GBP	481	650,948	650,673	(275)
Expiring 03/21/18	Citigroup Global Markets	GBP	481	651,131	650,673	(458)
Expiring 03/21/18	Citigroup Global Markets	GBP	298	399,988	403,455	3,467
Expiring 03/21/18	Morgan Stanley	GBP	20,658	27,880,414	27,967,923	87,509
Expiring 03/21/18	Morgan Stanley	GBP	1,390	1,874,128	1,881,769	7,641
Expiring 03/21/18	UBS AG	GBP	5,813	7,796,255	7,869,405	73,150
Expiring 03/22/18	Barclays Capital Group	GBP	3,302	4,426,782	4,471,215	44,433
Expiring 03/22/18	Barclays Capital Group	GBP	625	838,140	846,598	8,458
Expiring 03/22/18	State Street Bank	GBP	123	164,216	165,879	1,663
Canadian Dollar,
Expiring 01/10/18	Credit Suisse First Boston Corp.	CAD	1,915	1,494,308	1,523,755	29,447
Expiring 01/10/18	Goldman Sachs & Co.	CAD	850	659,662	676,340	16,678
Expiring 01/10/18	JPMorgan Chase	CAD	2,472	1,957,101	1,966,956	9,855
Expiring 01/10/18	JPMorgan Chase	CAD	1,302	1,013,834	1,035,995	22,161
Expiring 01/10/18	JPMorgan Chase	CAD	985	771,788	783,759	11,971
Expiring 01/10/18	JPMorgan Chase	CAD	500	396,517	397,847	1,330
Expiring 01/10/18	Morgan Stanley	CAD	1,830	1,440,056	1,456,121	16,065
Expiring 01/19/18	Barclays Capital Group	CAD	6,266	5,012,777	4,986,093	(26,684)
Expiring 03/21/18	Barclays Capital Group	CAD	18,829	14,678,667	14,995,469	316,802
Expiring 03/21/18	Barclays Capital Group	CAD	1,808	1,405,950	1,439,843	33,893
Expiring 03/21/18	Citigroup Global Markets	CAD	2,997	2,330,402	2,386,600	56,198
Expiring 03/21/18	Citigroup Global Markets	CAD	2,997	2,333,759	2,386,600	52,841
Expiring 03/21/18	Citigroup Global Markets	CAD	2,997	2,334,886	2,386,599	51,713
Expiring 03/21/18	Citigroup Global Markets	CAD	2,997	2,335,040	2,386,599	51,559
Expiring 03/21/18	Citigroup Global Markets	CAD	2,997	2,335,670	2,386,599	50,929
Expiring 03/21/18	Citigroup Global Markets	CAD	2,997	2,335,942	2,386,600	50,658
Expiring 03/21/18	Citigroup Global Markets	CAD	2,997	2,345,448	2,386,599	41,151
Expiring 03/21/18	Citigroup Global Markets	CAD	2,997	2,349,347	2,386,599	37,252
Expiring 03/21/18	Citigroup Global Markets	CAD	2,997	2,349,383	2,386,599	37,216
Expiring 03/21/18	Citigroup Global Markets	CAD	2,997	2,353,101	2,386,599	33,498
Expiring 03/21/18	Citigroup Global Markets	CAD	2,997	2,354,929	2,386,599	31,670
Expiring 03/21/18	Citigroup Global Markets	CAD	2,997	2,360,841	2,386,599	25,758
Expiring 03/21/18	Citigroup Global Markets	CAD	2,997	2,363,906	2,386,599	22,693
Expiring 03/21/18	Citigroup Global Markets	CAD	2,997	2,364,912	2,386,600	21,688
Expiring 03/21/18	Citigroup Global Markets	CAD	2,997	2,369,474	2,386,599	17,125
Expiring 03/21/18	Citigroup Global Markets	CAD	7	5,454	5,575	121
Expiring 03/21/18	Citigroup Global Markets	CAD	1	779	796	17
Expiring 03/21/18	Morgan Stanley	CAD	37,944	29,970,165	30,218,395	248,230
Expiring 03/21/18	Morgan Stanley	CAD	21,021	16,585,421	16,740,858	155,437
Expiring 03/21/18	Morgan Stanley	CAD	8,030	6,346,145	6,394,951	48,806
Expiring 03/21/18	Morgan Stanley	CAD	7,939	6,275,063	6,322,492	47,429
Expiring 03/21/18	Morgan Stanley	CAD	710	555,144	565,032	9,888
Expiring 03/21/18	Morgan Stanley	CAD	387	306,124	307,853	1,729
Expiring 03/21/18	UBS AG	CAD	200	155,773	159,280	3,507
Expiring 03/22/18	BNP Paribas	CAD	90	71,877	71,647	(230)
Chilean Peso,
Expiring 01/19/18	Goldman Sachs & Co.	CLP	1,046,680	1,649,276	1,700,813	51,537
Chinese Renminbi,
Expiring 01/19/18	Bank of America	CNH	3,111	466,711	477,064	10,353
Expiring 03/14/18	Bank of New York Mellon	CNH	19,953	3,000,000	3,050,521	50,521
Expiring 10/15/18	Citigroup Global Markets	CNH	11,240	1,656,285	1,697,419	41,134

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Colombian Peso,
Expiring 01/19/18	Barclays Capital Group	COP	1,444,070	$474,430	$482,833	$8,403
Expiring 01/19/18	Citigroup Global Markets	COP	3,276,730	1,092,207	1,095,593	3,386
Expiring 01/19/18	JPMorgan Chase	COP	1,166,160	393,561	389,912	(3,649)
Czech Koruna,
Expiring 02/01/18	JPMorgan Chase	CZK	58,929	2,687,396	2,772,819	85,423
Expiring 02/01/18	JPMorgan Chase	CZK	51,921	2,112,301	2,443,049	330,748
Expiring 02/01/18	JPMorgan Chase	CZK	47,467	1,933,803	2,233,468	299,665
Expiring 02/01/18	JPMorgan Chase	CZK	41,519	1,697,878	1,953,604	255,726
Expiring 02/01/18	JPMorgan Chase	CZK	17,714	717,739	833,497	115,758
Expiring 02/01/18	JPMorgan Chase	CZK	17,307	703,334	814,350	111,016
Expiring 02/01/18	JPMorgan Chase	CZK	4,511	206,810	212,269	5,459
Expiring 02/01/18	JPMorgan Chase	CZK	1,912	87,323	89,962	2,639
Danish Krone,
Expiring 01/02/18	Barclays Capital Group	DKK	2,035	324,249	328,064	3,815
Expiring 01/02/18	Citigroup Global Markets	DKK	11,986	1,911,317	1,932,281	20,964
Expiring 01/02/18	Citigroup Global Markets	DKK	40	6,434	6,449	15
Expiring 01/02/18	Hong Kong & Shanghai Bank	DKK	62,915	10,044,142	10,142,571	98,429
Expiring 01/02/18	JPMorgan Chase	DKK	8,630	1,364,014	1,391,249	27,235
Expiring 01/02/18	JPMorgan Chase	DKK	2,945	467,434	474,766	7,332
Expiring 01/02/18	JPMorgan Chase	DKK	2,845	453,201	458,644	5,443
Expiring 01/02/18	JPMorgan Chase	DKK	2,225	355,039	358,694	3,655
Expiring 01/02/18	JPMorgan Chase	DKK	2,035	322,893	328,064	5,171
Expiring 01/02/18	JPMorgan Chase	DKK	192	29,283	30,953	1,670
Expiring 01/02/18	Standard Chartered PLC	DKK	1,420	225,864	228,920	3,056
Expiring 01/02/18	UBS AG	DKK	3,150	500,413	507,813	7,400
Expiring 03/21/18	Citigroup Global Markets	DKK	1,812	289,968	293,581	3,613
Expiring 03/21/18	Citigroup Global Markets	DKK	240	38,306	38,885	579
Expiring 04/03/18	Goldman Sachs & Co.	DKK	8,856	1,356,306	1,436,158	79,852
Expiring 04/03/18	UBS AG	DKK	7,785	1,249,248	1,262,476	13,228
Expiring 07/02/18	JPMorgan Chase	DKK	7,400	1,175,786	1,207,623	31,837
Expiring 07/02/18	UBS AG	DKK	49,778	7,981,350	8,123,847	142,497
Euro,
Expiring 01/10/18	Citigroup Global Markets	EUR	387	459,759	464,693	4,934
Expiring 01/10/18	JPMorgan Chase	EUR	1,301	1,550,484	1,562,184	11,700
Expiring 01/19/18	Barclays Capital Group	EUR	120	143,082	144,172	1,090
Expiring 01/19/18	Citigroup Global Markets	EUR	770	912,327	925,110	12,783
Expiring 01/19/18	Citigroup Global Markets	EUR	540	640,834	648,778	7,944
Expiring 02/01/18	JPMorgan Chase	EUR	293	349,984	352,075	2,091
Expiring 02/01/18	JPMorgan Chase	EUR	230	261,748	276,424	14,676
Expiring 02/01/18	JPMorgan Chase	EUR	146	173,988	175,113	1,125
Expiring 02/01/18	JPMorgan Chase	EUR	117	139,794	140,215	421
Expiring 02/01/18	JPMorgan Chase	EUR	85	98,591	102,691	4,100
Expiring 02/01/18	JPMorgan Chase	EUR	70	75,181	83,668	8,487
Expiring 02/01/18	JPMorgan Chase	EUR	63	75,780	75,747	(33)
Expiring 03/21/18	Barclays Capital Group	EUR	19,542	23,270,416	23,564,461	294,045
Expiring 03/21/18	Citigroup Global Markets	EUR	4,307	5,122,078	5,193,639	71,561
Expiring 03/21/18	Citigroup Global Markets	EUR	2,493	2,949,362	3,006,209	56,847
Expiring 03/21/18	Citigroup Global Markets	EUR	746	891,082	899,572	8,490
Expiring 03/21/18	Citigroup Global Markets	EUR	539	641,824	649,959	8,135
Expiring 03/21/18	Citigroup Global Markets	EUR	345	409,659	416,022	6,363
Expiring 03/21/18	Citigroup Global Markets	EUR	262	310,650	315,784	5,134
Expiring 03/21/18	Citigroup Global Markets	EUR	262	311,551	315,784	4,233
Expiring 03/21/18	Citigroup Global Markets	EUR	262	312,065	315,785	3,720
Expiring 03/21/18	Citigroup Global Markets	EUR	262	312,115	315,784	3,669
Expiring 03/21/18	Citigroup Global Markets	EUR	262	312,368	315,784	3,416
Expiring 03/21/18	Citigroup Global Markets	EUR	262	312,494	315,785	3,291
Expiring 03/21/18	Citigroup Global Markets	EUR	262	313,689	315,785	2,096
Expiring 03/21/18	Citigroup Global Markets	EUR	262	315,329	315,785	456
Expiring 03/21/18	Morgan Stanley	EUR	70,142	83,298,820	84,581,372	1,282,552

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 03/21/18	Morgan Stanley	EUR	687	$821,301	$828,592	$7,291
Expiring 03/21/18	UBS AG	EUR	750	889,858	904,395	14,537
Expiring 03/22/18	Barclays Capital Group	EUR	35	41,219	41,674	455
Expiring 03/22/18	BNP Paribas	EUR	840	998,388	1,012,903	14,515
Expiring 03/22/18	JPMorgan Chase	EUR	1,814	2,156,934	2,187,578	30,644
Expiring 03/22/18	JPMorgan Chase	EUR	164	197,272	197,196	(76)
Expiring 03/22/18	UBS AG	EUR	1,325	1,574,767	1,597,286	22,519
Hong Kong Dollar,
Expiring 03/22/18	Goldman Sachs & Co.	HKD	151	19,382	19,396	14
Indian Rupee,
Expiring 01/19/18	Bank of America	INR	57,335	875,945	896,020	20,075
Expiring 01/19/18	Barclays Capital Group	INR	446,401	6,771,339	6,976,262	204,923
Expiring 02/15/18	JPMorgan Chase	INR	111,407	1,685,052	1,735,234	50,182
Expiring 03/13/18	Citigroup Global Markets	INR	98,349	1,500,159	1,526,845	26,686
Expiring 03/13/18	Citigroup Global Markets	INR	43,709	666,712	678,572	11,860
Indonesian Rupiah,
Expiring 01/16/18	Bank of America	IDR	23,360,364	1,727,838	1,718,635	(9,203)
Expiring 01/19/18	Standard Chartered PLC	IDR	20,054,537	1,474,815	1,474,972	157
Japanese Yen,
Expiring 01/10/18	Standard Chartered PLC	JPY	80,900	728,632	718,429	(10,203)
Expiring 01/19/18	Barclays Capital Group	JPY	40,340	357,915	358,400	485
Expiring 03/22/18	Barclays Capital Group	JPY	6,148,264	55,068,036	54,803,313	(264,723)
Expiring 03/22/18	Barclays Capital Group	JPY	746,743	6,669,866	6,656,185	(13,681)
Expiring 03/22/18	Barclays Capital Group	JPY	232,814	2,072,348	2,075,217	2,869
Expiring 03/22/18	Barclays Capital Group	JPY	166,872	1,489,549	1,487,433	(2,116)
Expiring 03/22/18	Citigroup Global Markets	JPY	202,211	1,806,010	1,802,433	(3,577)
Expiring 03/22/18	Citigroup Global Markets	JPY	170,845	1,533,974	1,522,851	(11,123)
Expiring 03/22/18	Citigroup Global Markets	JPY	85,423	762,159	761,425	(734)
Expiring 03/22/18	Citigroup Global Markets	JPY	85,423	763,257	761,425	(1,832)
Expiring 03/22/18	Citigroup Global Markets	JPY	85,423	763,801	761,425	(2,376)
Expiring 03/22/18	Citigroup Global Markets	JPY	85,423	764,014	761,426	(2,588)
Expiring 03/22/18	Citigroup Global Markets	JPY	85,423	764,606	761,425	(3,181)
Expiring 03/22/18	Citigroup Global Markets	JPY	85,423	766,123	761,425	(4,698)
Expiring 03/22/18	Citigroup Global Markets	JPY	67,529	599,265	601,928	2,663
Expiring 03/22/18	Citigroup Global Markets	JPY	17,163	153,829	152,985	(844)
Expiring 03/22/18	Goldman Sachs & Co.	JPY	2,836	25,178	25,280	102
Expiring 03/22/18	Morgan Stanley	JPY	2,257,134	20,240,303	20,119,246	(121,057)
Expiring 03/22/18	Morgan Stanley	JPY	1,327,328	11,836,787	11,831,300	(5,487)
Expiring 03/22/18	Morgan Stanley	JPY	759,445	6,811,899	6,769,407	(42,492)
Expiring 03/22/18	Morgan Stanley	JPY	69,931	620,012	623,336	3,324
Mexican Peso,
Expiring 01/04/18	Deutsche Bank AG	MXN	1,800	96,081	91,432	(4,649)
Expiring 01/11/18	JPMorgan Chase	MXN	8,332	441,000	422,614	(18,386)
Expiring 01/16/18	Goldman Sachs & Co.	MXN	7,988	420,000	404,752	(15,248)
Expiring 01/19/18	Bank of America	MXN	4,000	210,372	202,561	(7,811)
Expiring 01/19/18	Bank of America	MXN	1,909	100,000	96,685	(3,315)
Expiring 01/19/18	Barclays Capital Group	MXN	52,070	2,700,672	2,636,818	(63,854)
Expiring 01/19/18	Barclays Capital Group	MXN	30,453	1,624,252	1,542,143	(82,109)
Expiring 01/19/18	Barclays Capital Group	MXN	17,222	899,039	872,100	(26,939)
Expiring 01/19/18	Goldman Sachs & Co.	MXN	9,573	496,426	484,777	(11,649)
Expiring 01/19/18	JPMorgan Chase	MXN	22,748	1,209,858	1,151,961	(57,897)
Expiring 01/19/18	JPMorgan Chase	MXN	8,255	428,054	418,052	(10,002)
Expiring 01/24/18	Hong Kong & Shanghai Bank	MXN	40,535	2,156,233	2,050,603	(105,630)
Expiring 01/25/18	Barclays Capital Group	MXN	12,726	656,670	643,641	(13,029)
Expiring 02/27/18	Goldman Sachs & Co.	MXN	10,649	540,000	535,654	(4,346)
Expiring 03/01/18	BNP Paribas	MXN	19,460	980,926	978,540	(2,386)
Expiring 03/14/18	JPMorgan Chase	MXN	16,960	873,905	850,962	(22,943)
Expiring 03/22/18	JPMorgan Chase	MXN	46,393	2,377,239	2,324,555	(52,684)
Expiring 03/22/18	JPMorgan Chase	MXN	5,892	295,488	295,209	(279)

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
New Taiwanese Dollar,
Expiring 01/19/18	JPMorgan Chase	TWD	9,579	$318,239	$322,297	$4,058
New Zealand Dollar,
Expiring 03/21/18	Barclays Capital Group	NZD	68,412	46,756,880	48,434,080	1,677,200
Expiring 03/21/18	Barclays Capital Group	NZD	866	614,585	613,004	(1,581)
Expiring 03/21/18	Barclays Capital Group	NZD	289	204,018	204,794	776
Expiring 03/21/18	Morgan Stanley	NZD	9,534	6,574,737	6,749,775	175,038
Expiring 03/21/18	Morgan Stanley	NZD	5,576	3,913,448	3,948,021	34,573
Expiring 03/21/18	Morgan Stanley	NZD	2,289	1,582,668	1,620,247	37,579
Expiring 03/21/18	Morgan Stanley	NZD	1,691	1,198,887	1,197,356	(1,531)
Expiring 03/21/18	Morgan Stanley	NZD	999	699,812	706,939	7,127
Expiring 03/21/18	Morgan Stanley	NZD	450	315,342	318,211	2,869
Norwegian Krone,
Expiring 03/21/18	Barclays Capital Group	NOK	45,378	5,496,714	5,539,430	42,716
Expiring 03/21/18	Barclays Capital Group	NOK	33,490	4,001,410	4,088,263	86,853
Expiring 03/21/18	Barclays Capital Group	NOK	6,023	727,346	735,182	7,836
Expiring 03/21/18	Citigroup Global Markets	NOK	15	1,817	1,831	14
Expiring 03/21/18	Morgan Stanley	NOK	184,745	22,380,975	22,552,461	171,486
Expiring 03/21/18	Morgan Stanley	NOK	89,664	10,836,005	10,945,544	109,539
Expiring 03/21/18	Morgan Stanley	NOK	41,185	4,970,391	5,027,543	57,152
Expiring 03/21/18	Morgan Stanley	NOK	38,980	4,676,782	4,758,434	81,652
Expiring 03/21/18	Morgan Stanley	NOK	32,901	3,967,340	4,016,292	48,952
Expiring 03/21/18	Morgan Stanley	NOK	31,340	3,793,558	3,825,825	32,267
Peruvian Nuevo Sol,
Expiring 01/19/18	JPMorgan Chase	PEN	5,410	1,664,359	1,666,846	2,487
Expiring 03/21/18	BNP Paribas	PEN	3,589	1,103,287	1,103,446	159
Polish Zloty,
Expiring 01/19/18	Bank of America	PLN	167	48,035	47,976	(59)
Expiring 01/19/18	Barclays Capital Group	PLN	12,378	3,428,481	3,555,963	127,482
Expiring 01/19/18	Barclays Capital Group	PLN	146	40,039	41,970	1,931
Expiring 01/19/18	Barclays Capital Group	PLN	42	11,903	12,066	163
Russian Ruble,
Expiring 01/19/18	Barclays Capital Group	RUB	150,480	2,565,341	2,605,201	39,860
Expiring 01/19/18	Barclays Capital Group	RUB	103,249	1,749,415	1,787,502	38,087
Expiring 01/19/18	Barclays Capital Group	RUB	9,589	166,287	166,011	(276)
Expiring 01/19/18	Citigroup Global Markets	RUB	128,904	2,202,783	2,231,652	28,869
Expiring 01/19/18	Morgan Stanley	RUB	19,930	340,555	345,033	4,478
Expiring 03/22/18	BNP Paribas	RUB	153,105	2,567,157	2,627,179	60,022
Singapore Dollar,
Expiring 03/21/18	Barclays Capital Group	SGD	3,753	2,811,780	2,809,699	(2,081)
Expiring 03/21/18	Morgan Stanley	SGD	12,765	9,489,149	9,556,789	67,640
Expiring 03/21/18	Morgan Stanley	SGD	5,931	4,418,650	4,440,446	21,796
Expiring 03/21/18	Morgan Stanley	SGD	4,263	3,157,295	3,191,708	34,413
Expiring 03/21/18	Morgan Stanley	SGD	2,833	2,120,018	2,121,259	1,241
Expiring 03/21/18	Morgan Stanley	SGD	2,448	1,825,958	1,832,993	7,035
Expiring 03/21/18	Morgan Stanley	SGD	1,788	1,329,319	1,338,824	9,505
South African Rand,
Expiring 01/19/18	Bank of America	ZAR	11,415	809,692	919,376	109,684
Expiring 01/19/18	Bank of America	ZAR	2,864	209,474	230,649	21,175
Expiring 01/19/18	Barclays Capital Group	ZAR	99	6,918	7,943	1,025
Expiring 01/24/18	Bank of America	ZAR	4,810	340,833	387,083	46,250
Expiring 02/06/18	Bank of America	ZAR	4,580	331,863	367,875	36,012
Expiring 02/14/18	JPMorgan Chase	ZAR	6,226	427,000	499,527	72,527
Expiring 03/07/18	JPMorgan Chase	ZAR	3,234	236,000	258,729	22,729
Swedish Krona,
Expiring 01/10/18	Barclays Capital Group	SEK	12,650	1,502,573	1,543,297	40,724
Expiring 03/21/18	Barclays Capital Group	SEK	115,165	13,810,403	14,110,094	299,691
Expiring 03/21/18	Barclays Capital Group	SEK	45,834	5,474,794	5,615,561	140,767
Expiring 03/21/18	Citigroup Global Markets	SEK	306	36,846	37,491	645
Expiring 03/21/18	Citigroup Global Markets	SEK	10	1,190	1,226	36

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Swedish Krona (continued),
Expiring 03/21/18	Morgan Stanley	SEK	91,113	$10,878,132	$11,163,159	$285,027
Expiring 03/21/18	Morgan Stanley	SEK	62,555	7,451,332	7,664,295	212,963
Expiring 03/21/18	Morgan Stanley	SEK	50,208	5,998,262	6,151,549	153,287
Expiring 03/21/18	Morgan Stanley	SEK	26,481	3,163,586	3,244,435	80,849
Expiring 03/21/18	Morgan Stanley	SEK	6,850	824,892	839,208	14,316
Expiring 03/21/18	Morgan Stanley	SEK	5,040	604,655	617,442	12,787
Expiring 03/21/18	UBS AG	SEK	20,000	2,370,288	2,450,412	80,124
Expiring 03/22/18	Morgan Stanley	SEK	17	1,983	2,037	54
Swiss Franc,
Expiring 03/21/18	Citigroup Global Markets	CHF	597	612,804	616,329	3,525
Expiring 03/21/18	Citigroup Global Markets	CHF	266	270,823	274,612	3,789
Expiring 03/21/18	Citigroup Global Markets	CHF	163	165,759	168,278	2,519
Expiring 03/21/18	Citigroup Global Markets	CHF	8	8,181	8,259	78
Expiring 03/21/18	Citigroup Global Markets	CHF	4	4,065	4,130	65
Expiring 03/21/18	Citigroup Global Markets	CHF	1	1,018	1,032	14
Turkish Lira,
Expiring 01/19/18	Bank of America	TRY	55	13,798	14,416	618
Expiring 01/19/18	Citigroup Global Markets	TRY	8,845	2,354,462	2,318,403	(36,059)
Expiring 01/19/18	JPMorgan Chase	TRY	164	43,061	42,986	(75)
Expiring 01/22/18	Barclays Capital Group	TRY	2,304	570,985	603,242	32,257
Expiring 01/22/18	JPMorgan Chase	TRY	2,730	683,907	714,932	31,025

				$916,923,140	$928,573,353	11,650,213

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/29/18	Hong Kong & Shanghai Bank	ARS	1,455	$79,000	$76,731	$2,269
Expiring 02/14/18	BNP Paribas	ARS	2,593	137,000	135,643	1,357
Expiring 02/14/18	JPMorgan Chase	ARS	1,744	92,000	91,233	767
Expiring 04/10/18	JPMorgan Chase	ARS	11,255	584,979	572,473	12,506
Expiring 04/12/18	Citigroup Global Markets	ARS	2,841	147,281	144,353	2,928
Australian Dollar,
Expiring 01/10/18	JPMorgan Chase	AUD	2,977	2,252,279	2,322,822	(70,543)
Expiring 01/10/18	JPMorgan Chase	AUD	1,745	1,333,953	1,361,547	(27,594)
Expiring 01/10/18	UBS AG	AUD	6,438	4,867,154	5,023,289	(156,135)
Expiring 01/19/18	Barclays Capital Group	AUD	5,843	4,543,383	4,558,781	(15,398)
Expiring 01/19/18	Barclays Capital Group	AUD	1,021	797,278	796,646	632
Expiring 01/19/18	Barclays Capital Group	AUD	18	13,740	14,045	(305)
Expiring 01/19/18	Barclays Capital Group	AUD	7	5,324	5,463	(139)
Expiring 01/19/18	Barclays Capital Group	AUD	3	2,273	2,341	(68)
Expiring 01/19/18	Citigroup Global Markets	AUD	6	4,551	4,683	(132)
Expiring 01/19/18	Citigroup Global Markets	AUD	4	3,064	3,121	(57)
Expiring 01/19/18	Morgan Stanley	AUD	5	3,787	3,902	(115)
Expiring 03/21/18	Barclays Capital Group	AUD	24,525	18,661,789	19,132,418	(470,629)
Expiring 03/21/18	Barclays Capital Group	AUD	6,771	5,144,503	5,282,155	(137,652)
Expiring 03/21/18	Barclays Capital Group	AUD	2,821	2,160,919	2,200,407	(39,488)
Expiring 03/21/18	Barclays Capital Group	AUD	1,518	1,161,157	1,183,887	(22,730)
Expiring 03/21/18	Citigroup Global Markets	AUD	2,501	1,912,595	1,951,105	(38,510)
Expiring 03/21/18	Citigroup Global Markets	AUD	1,411	1,067,686	1,100,764	(33,078)
Expiring 03/21/18	Citigroup Global Markets	AUD	141	106,189	109,998	(3,809)
Expiring 03/21/18	Morgan Stanley	AUD	12,249	9,414,944	9,556,147	(141,203)
Expiring 03/21/18	Morgan Stanley	AUD	9,608	7,409,158	7,495,275	(86,117)
Expiring 03/21/18	Morgan Stanley	AUD	6,958	5,328,319	5,428,223	(99,904)
Expiring 03/21/18	Morgan Stanley	AUD	5,384	4,080,315	4,200,355	(120,040)
Expiring 03/21/18	Morgan Stanley	AUD	5,271	4,036,837	4,112,375	(75,538)
Expiring 03/21/18	Morgan Stanley	AUD	3,624	2,747,050	2,827,074	(80,024)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Australian Dollar (continued),
Expiring 03/21/18	Morgan Stanley	AUD	1,730	$1,301,461	$1,349,779	$(48,318)
Expiring 03/22/18	Citigroup Global Markets	AUD	576	440,224	449,124	(8,900)
Expiring 03/22/18	Goldman Sachs & Co.	AUD	4,207	3,216,866	3,281,831	(64,965)
Expiring 03/22/18	State Street Bank	AUD	1,394	1,066,128	1,087,707	(21,579)
Expiring 03/22/18	UBS AG	AUD	3,808	2,911,765	2,970,744	(58,979)
Brazilian Real,
Expiring 01/03/18	BNP Paribas	BRL	420	116,327	126,538	(10,211)
Expiring 01/03/18	Citigroup Global Markets	BRL	3,048	921,397	918,302	3,095
Expiring 01/03/18	Deutsche Bank AG	BRL	4,000	1,126,231	1,205,128	(78,897)
Expiring 01/03/18	Deutsche Bank AG	BRL	3,800	1,001,404	1,144,871	(143,467)
Expiring 01/03/18	Deutsche Bank AG	BRL	2,400	635,323	723,077	(87,754)
Expiring 01/03/18	Deutsche Bank AG	BRL	1,300	360,278	391,667	(31,389)
Expiring 01/03/18	Goldman Sachs & Co.	BRL	8,652	2,615,484	2,606,698	8,786
Expiring 01/03/18	Hong Kong & Shanghai Bank	BRL	1,400	412,090	421,795	(9,705)
Expiring 01/03/18	JPMorgan Chase	BRL	5,400	1,628,468	1,626,923	1,545
Expiring 01/03/18	JPMorgan Chase	BRL	880	243,262	265,128	(21,866)
Expiring 01/03/18	Morgan Stanley	BRL	4,100	1,309,695	1,235,256	74,439
Expiring 01/19/18	JPMorgan Chase	BRL	10,632	3,305,710	3,196,958	108,752
Expiring 02/02/18	Goldman Sachs & Co.	BRL	8,652	2,586,630	2,597,385	(10,755)
Expiring 02/02/18	Goldman Sachs & Co.	BRL	4,839	1,446,715	1,452,730	(6,015)
Expiring 03/22/18	Goldman Sachs & Co.	BRL	24,673	7,316,184	7,370,682	(54,498)
Expiring 04/03/18	BNP Paribas	BRL	1,300	344,327	387,853	(43,526)
Expiring 04/03/18	Citigroup Global Markets	BRL	11,400	3,441,198	3,401,178	40,020
Expiring 04/03/18	Citigroup Global Markets	BRL	3,000	905,578	895,046	10,532
Expiring 04/03/18	Morgan Stanley	BRL	7,500	2,236,803	2,237,617	(814)
Expiring 04/03/18	Morgan Stanley	BRL	4,100	1,294,560	1,223,231	71,329
Expiring 04/03/18	Morgan Stanley	BRL	3,100	969,902	924,882	45,020
Expiring 07/03/18	Bank of America	BRL	700	206,429	206,783	(354)
Expiring 07/03/18	BNP Paribas	BRL	800	228,245	236,322	(8,077)
Expiring 07/03/18	Citigroup Global Markets	BRL	2,600	773,487	768,048	5,439
Expiring 07/03/18	Deutsche Bank AG	BRL	8,400	2,402,809	2,481,387	(78,578)
Expiring 07/03/18	Goldman Sachs & Co.	BRL	3,100	922,894	915,750	7,144
Expiring 07/03/18	Hong Kong & Shanghai Bank	BRL	8,200	2,340,851	2,422,307	(81,456)
Expiring 07/03/18	JPMorgan Chase	BRL	8,700	2,541,259	2,570,009	(28,750)
Expiring 07/03/18	JPMorgan Chase	BRL	3,100	921,933	915,750	6,183
Expiring 07/03/18	JPMorgan Chase	BRL	3,100	904,449	915,750	(11,301)
Expiring 07/03/18	Morgan Stanley	BRL	400	117,855	118,161	(306)
British Pound,
Expiring 01/10/18	Hong Kong & Shanghai Bank	GBP	8,969	12,035,609	12,114,601	(78,992)
Expiring 01/10/18	Morgan Stanley	GBP	378	510,064	510,572	(508)
Expiring 01/10/18	UBS AG	GBP	18,530	24,664,875	25,028,827	(363,952)
Expiring 01/22/18	Barclays Capital Group	GBP	1,100	1,475,106	1,486,423	(11,317)
Expiring 01/29/18	Barclays Capital Group	GBP	1,040	1,392,421	1,405,684	(13,263)
Expiring 01/29/18	Citigroup Global Markets	GBP	230	307,574	310,872	(3,298)
Expiring 01/29/18	JPMorgan Chase	GBP	100	133,875	135,162	(1,287)
Expiring 03/21/18	Barclays Capital Group	GBP	7,900	10,650,755	10,695,834	(45,079)
Expiring 03/21/18	Barclays Capital Group	GBP	1,798	2,411,198	2,434,823	(23,625)
Expiring 03/21/18	Morgan Stanley	GBP	14,546	19,698,757	19,693,005	5,752
Expiring 03/21/18	Morgan Stanley	GBP	11,131	15,013,584	15,070,031	(56,447)
Expiring 03/21/18	Morgan Stanley	GBP	8,022	10,769,756	10,860,229	(90,473)
Expiring 03/21/18	Morgan Stanley	GBP	1,901	2,548,980	2,573,340	(24,360)
Expiring 03/21/18	Morgan Stanley	GBP	1,768	2,388,363	2,393,997	(5,634)
Expiring 03/22/18	State Street Bank	GBP	33	45,080	45,051	29
Canadian Dollar,
Expiring 01/05/18	Barclays Capital Group	CAD	700	547,646	556,942	(9,296)
Expiring 01/05/18	JPMorgan Chase	CAD	500	389,738	397,816	(8,078)
Expiring 01/08/18	Barclays Capital Group	CAD	300	233,343	238,700	(5,357)
Expiring 01/08/18	Citigroup Global Markets	CAD	100	77,997	79,567	(1,570)
Expiring 01/08/18	Deutsche Bank AG	CAD	600	467,679	477,402	(9,723)

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Canadian Dollar (continued),
Expiring 01/08/18	Morgan Stanley	CAD	200	$155,641	$159,134	$(3,493)
Expiring 01/10/18	Barclays Capital Group	CAD	2,243	1,743,791	1,784,742	(40,951)
Expiring 01/10/18	Goldman Sachs & Co.	CAD	11,020	8,611,629	8,768,550	(156,921)
Expiring 01/10/18	Goldman Sachs & Co.	CAD	8,707	6,804,125	6,928,109	(123,984)
Expiring 01/10/18	JPMorgan Chase	CAD	248	192,656	197,332	(4,676)
Expiring 01/11/18	Citigroup Global Markets	CAD	340	267,176	270,540	(3,364)
Expiring 01/16/18	JPMorgan Chase	CAD	999	775,954	794,974	(19,020)
Expiring 01/16/18	JPMorgan Chase	CAD	200	155,864	159,154	(3,290)
Expiring 01/17/18	JPMorgan Chase	CAD	229	177,999	182,234	(4,235)
Expiring 01/19/18	Citigroup Global Markets	CAD	100	77,984	79,581	(1,597)
Expiring 01/29/18	Barclays Capital Group	CAD	260	204,408	206,941	(2,533)
Expiring 03/21/18	Barclays Capital Group	CAD	60,709	47,538,040	48,348,418	(810,378)
Expiring 03/21/18	Barclays Capital Group	CAD	21,137	16,454,503	16,833,502	(378,999)
Expiring 03/21/18	Barclays Capital Group	CAD	11,128	8,679,351	8,862,145	(182,794)
Expiring 03/21/18	Barclays Capital Group	CAD	4,593	3,572,099	3,657,707	(85,608)
Expiring 03/21/18	Barclays Capital Group	CAD	1,473	1,169,040	1,173,422	(4,382)
Expiring 03/21/18	Citigroup Global Markets	CAD	3,054	2,372,841	2,432,207	(59,366)
Expiring 03/21/18	Citigroup Global Markets	CAD	2,249	1,761,911	1,791,104	(29,193)
Expiring 03/21/18	Citigroup Global Markets	CAD	638	497,027	508,104	(11,077)
Expiring 03/21/18	Citigroup Global Markets	CAD	23	18,043	18,317	(274)
Expiring 03/21/18	Citigroup Global Markets	CAD	7	5,492	5,575	(83)
Expiring 03/21/18	Citigroup Global Markets	CAD	5	3,944	3,982	(38)
Expiring 03/21/18	Morgan Stanley	CAD	14,228	11,092,670	11,331,345	(238,675)
Expiring 03/21/18	Morgan Stanley	CAD	10,591	8,239,469	8,434,631	(195,162)
Expiring 03/21/18	Morgan Stanley	CAD	9,811	7,623,441	7,813,171	(189,730)
Expiring 03/21/18	Morgan Stanley	CAD	8,225	6,409,064	6,550,555	(141,491)
Expiring 03/21/18	Morgan Stanley	CAD	7,099	5,581,976	5,653,765	(71,789)
Expiring 03/21/18	Morgan Stanley	CAD	5,300	4,128,732	4,220,642	(91,910)
Expiring 03/21/18	Morgan Stanley	CAD	2,921	2,290,451	2,326,116	(35,665)
Expiring 03/21/18	Morgan Stanley	CAD	869	692,994	692,231	763
Expiring 03/22/18	JPMorgan Chase	CAD	3,587	2,785,366	2,856,629	(71,263)
Chilean Peso,
Expiring 03/22/18	Citigroup Global Markets	CLP	101,218	158,711	164,378	(5,667)
Chinese Renminbi,
Expiring 01/19/18	Barclays Capital Group	CNH	10,861	1,623,170	1,665,450	(42,280)
Expiring 01/19/18	Citigroup Global Markets	CNH	42,845	6,408,102	6,570,104	(162,002)
Expiring 01/19/18	JPMorgan Chase	CNH	183	27,986	28,063	(77)
Expiring 03/22/18	Goldman Sachs & Co.	CNH	1,040	156,621	158,935	(2,314)
Colombian Peso,
Expiring 01/12/18	Goldman Sachs & Co.	COP	1,223,915	404,600	409,514	(4,914)
Expiring 01/19/18	Barclays Capital Group	COP	2,270,160	746,935	759,041	(12,106)
Expiring 01/19/18	Barclays Capital Group	COP	2,050	687	686	1
Expiring 01/19/18	Goldman Sachs & Co.	COP	5,382,000	1,810,232	1,799,502	10,730
Expiring 02/09/18	Citigroup Global Markets	COP	1,275,960	420,000	425,836	(5,836)
Expiring 03/12/18	Goldman Sachs & Co.	COP	1,282,136	422,450	426,897	(4,447)
Czech Koruna,
Expiring 02/01/18	JPMorgan Chase	CZK	7,868	339,525	370,208	(30,683)
Expiring 02/01/18	JPMorgan Chase	CZK	6,707	308,549	315,599	(7,050)
Expiring 02/01/18	JPMorgan Chase	CZK	5,570	261,032	262,099	(1,067)
Expiring 02/01/18	JPMorgan Chase	CZK	4,879	224,829	229,580	(4,751)
Expiring 02/01/18	JPMorgan Chase	CZK	4,142	183,505	194,883	(11,378)
Expiring 02/01/18	JPMorgan Chase	CZK	2,707	109,266	127,394	(18,128)
Expiring 03/22/18	JPMorgan Chase	CZK	6,776	314,436	319,541	(5,105)
Danish Krone,
Expiring 01/02/18	BNP Paribas	DKK	15,064	2,221,501	2,428,478	(206,977)
Expiring 01/02/18	Hong Kong & Shanghai Bank	DKK	52,056	8,288,776	8,392,035	(103,259)
Expiring 01/02/18	JPMorgan Chase	DKK	20,366	3,009,942	3,283,216	(273,274)
Expiring 01/02/18	JPMorgan Chase	DKK	2,430	387,847	391,742	(3,895)
Expiring 01/02/18	JPMorgan Chase	DKK	1,765	281,644	284,537	(2,893)

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Danish Krone (continued),
Expiring 01/02/18	JPMorgan Chase	DKK	915	$145,338	$147,507	$(2,169)
Expiring 01/02/18	JPMorgan Chase	DKK	624	95,168	100,595	(5,427)
Expiring 01/02/18	Morgan Stanley	DKK	18,483	2,713,300	2,979,657	(266,357)
Expiring 01/02/18	UBS AG	DKK	10,142	1,485,471	1,634,998	(149,527)
Expiring 03/21/18	Citigroup Global Markets	DKK	2,741	442,986	444,017	(1,031)
Expiring 03/21/18	Citigroup Global Markets	DKK	2,741	440,877	444,018	(3,141)
Expiring 03/21/18	Citigroup Global Markets	DKK	6	964	972	(8)
Expiring 03/22/18	Goldman Sachs & Co.	DKK	1,717	274,269	278,154	(3,885)
Expiring 04/03/18	BNP Paribas	DKK	8,157	1,215,051	1,322,744	(107,693)
Expiring 04/03/18	Citigroup Global Markets	DKK	11,986	1,922,507	1,943,754	(21,247)
Expiring 04/03/18	Citigroup Global Markets	DKK	3,283	478,125	532,456	(54,331)
Expiring 04/03/18	Goldman Sachs & Co.	DKK	13,902	2,060,931	2,254,457	(193,526)
Expiring 04/03/18	Goldman Sachs & Co.	DKK	9,410	1,403,611	1,525,999	(122,388)
Expiring 04/03/18	Goldman Sachs & Co.	DKK	4,263	621,060	691,322	(70,262)
Expiring 04/03/18	Goldman Sachs & Co.	DKK	303	46,464	49,137	(2,673)
Expiring 04/03/18	JPMorgan Chase	DKK	14,443	2,114,022	2,342,190	(228,168)
Expiring 04/03/18	JPMorgan Chase	DKK	10,758	1,574,966	1,744,602	(169,636)
Expiring 04/03/18	JPMorgan Chase	DKK	640	103,530	103,788	(258)
Expiring 04/03/18	UBS AG	DKK	49,778	7,930,747	8,072,450	(141,703)
Expiring 04/03/18	UBS AG	DKK	615	89,910	99,733	(9,823)
Expiring 07/02/18	BNP Paribas	DKK	21,436	3,224,376	3,498,363	(273,987)
Expiring 07/02/18	Citigroup Global Markets	DKK	36,414	5,605,172	5,942,778	(337,606)
Expiring 07/02/18	Hong Kong & Shanghai Bank	DKK	8,845	1,334,882	1,443,508	(108,626)
Expiring 07/02/18	JPMorgan Chase	DKK	12,220	1,878,560	1,994,308	(115,748)
Expiring 07/03/18	JPMorgan Chase	DKK	20,695	3,117,937	3,377,694	(259,757)
Euro,
Expiring 01/04/18	Citigroup Global Markets	EUR	300	356,602	360,090	(3,488)
Expiring 01/10/18	Barclays Capital Group	EUR	1,762	2,096,804	2,115,733	(18,929)
Expiring 01/10/18	BNP Paribas	EUR	29,625	35,317,338	35,572,604	(255,266)
Expiring 01/10/18	BNP Paribas	EUR	4,478	5,338,403	5,376,988	(38,585)
Expiring 01/10/18	Citigroup Global Markets	EUR	700	826,837	840,529	(13,692)
Expiring 01/10/18	Citigroup Global Markets	EUR	71	84,349	85,254	(905)
Expiring 01/10/18	Goldman Sachs & Co.	EUR	1,973	2,321,511	2,369,093	(47,582)
Expiring 01/10/18	JPMorgan Chase	EUR	735	870,313	882,556	(12,243)
Expiring 01/10/18	UBS AG	EUR	1,547	1,844,949	1,857,570	(12,621)
Expiring 01/10/18	UBS AG	EUR	876	1,039,210	1,051,863	(12,653)
Expiring 01/17/18	Barclays Capital Group	EUR	1,000	1,188,747	1,201,288	(12,541)
Expiring 01/19/18	Barclays Capital Group	EUR	340	397,338	408,490	(11,152)
Expiring 01/19/18	Barclays Capital Group	EUR	280	330,726	336,403	(5,677)
Expiring 01/19/18	Barclays Capital Group	EUR	250	297,743	300,360	(2,617)
Expiring 01/19/18	Barclays Capital Group	EUR	180	212,766	216,259	(3,493)
Expiring 01/19/18	Citigroup Global Markets	EUR	17,308	20,550,585	20,794,292	(243,707)
Expiring 01/19/18	Citigroup Global Markets	EUR	750	876,891	901,081	(24,190)
Expiring 01/19/18	Citigroup Global Markets	EUR	280	334,548	336,403	(1,855)
Expiring 01/19/18	Citigroup Global Markets	EUR	260	308,004	312,375	(4,371)
Expiring 01/19/18	Citigroup Global Markets	EUR	165	195,381	198,237	(2,856)
Expiring 01/19/18	Goldman Sachs & Co.	EUR	155	183,318	186,223	(2,905)
Expiring 01/19/18	Morgan Stanley	EUR	895	1,071,011	1,075,290	(4,279)
Expiring 01/19/18	Morgan Stanley	EUR	250	296,409	300,360	(3,951)
Expiring 01/19/18	UBS AG	EUR	500	585,237	600,720	(15,483)
Expiring 01/31/18	Barclays Capital Group	EUR	400	476,682	480,927	(4,245)
Expiring 01/31/18	Citigroup Global Markets	EUR	2,600	3,075,588	3,126,030	(50,442)
Expiring 01/31/18	JPMorgan Chase	EUR	1,500	1,784,551	1,803,479	(18,928)
Expiring 02/01/18	Citigroup Global Markets	EUR	168	196,313	201,530	(5,217)
Expiring 02/01/18	JPMorgan Chase	EUR	2,266	2,686,066	2,724,551	(38,485)
Expiring 02/01/18	JPMorgan Chase	EUR	1,968	2,145,997	2,366,607	(220,610)
Expiring 02/01/18	JPMorgan Chase	EUR	1,757	1,912,347	2,112,216	(199,869)
Expiring 02/01/18	JPMorgan Chase	EUR	1,537	1,675,361	1,847,546	(172,185)
Expiring 02/01/18	JPMorgan Chase	EUR	672	729,465	807,417	(77,952)

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 02/01/18	JPMorgan Chase	EUR	656	$714,020	$788,869	$(74,849)
Expiring 02/01/18	JPMorgan Chase	EUR	174	206,567	208,860	(2,293)
Expiring 03/16/18	Barclays Capital Group	EUR	800	947,566	964,361	(16,795)
Expiring 03/16/18	Credit Suisse First Boston Corp.	EUR	200	237,424	241,090	(3,666)
Expiring 03/21/18	Barclays Capital Group	EUR	650	775,527	783,913	(8,386)
Expiring 03/21/18	Barclays Capital Group	EUR	454	540,488	547,843	(7,355)
Expiring 03/21/18	Citigroup Global Markets	EUR	9	10,685	10,853	(168)
Expiring 03/21/18	Citigroup Global Markets	EUR	8	9,554	9,647	(93)
Expiring 03/21/18	Morgan Stanley	EUR	658	788,748	793,389	(4,641)
Expiring 03/21/18	Morgan Stanley	EUR	424	508,134	510,690	(2,556)
Expiring 03/21/18	Morgan Stanley	EUR	286	339,437	345,180	(5,743)
Expiring 03/21/18	Morgan Stanley	EUR	272	322,808	327,829	(5,021)
Expiring 03/21/18	Morgan Stanley	EUR	250	297,215	301,353	(4,138)
Expiring 03/21/18	Morgan Stanley	EUR	198	235,696	239,274	(3,578)
Expiring 03/21/18	Morgan Stanley	EUR	126	150,575	152,046	(1,471)
Expiring 03/22/18	Bank of America	EUR	1,085	1,289,733	1,308,359	(18,626)
Expiring 03/22/18	Bank of New York Mellon	EUR	152	180,843	183,420	(2,577)
Expiring 03/22/18	Barclays Capital Group	EUR	5,538	6,583,300	6,678,208	(94,908)
Expiring 03/22/18	Goldman Sachs & Co.	EUR	6,939	8,250,068	8,367,973	(117,905)
Expiring 04/30/18	UBS AG	EUR	2,605	3,054,397	3,149,699	(95,302)
Expiring 04/30/18	UBS AG	EUR	1,904	2,242,993	2,301,743	(58,750)
Hungarian Forint,
Expiring 03/22/18	Bank of America	HUF	39,038	148,024	151,366	(3,342)
Indian Rupee,
Expiring 01/19/18	JPMorgan Chase	INR	115,611	1,784,038	1,806,747	(22,709)
Expiring 01/19/18	JPMorgan Chase	INR	7,760	119,642	121,271	(1,629)
Expiring 03/22/18	Goldman Sachs & Co.	INR	10,332	159,351	160,226	(875)
Indonesian Rupiah,
Expiring 01/19/18	Citigroup Global Markets	IDR	7,994,369	587,558	587,971	(413)
Expiring 01/19/18	JPMorgan Chase	IDR	10,131,991	739,022	745,188	(6,166)
Expiring 01/19/18	JPMorgan Chase	IDR	780,238	57,625	57,385	240
Expiring 01/19/18	Standard Chartered PLC	IDR	10,114,468	738,282	743,899	(5,617)
Expiring 03/22/18	Goldman Sachs & Co.	IDR	2,082,922	152,127	152,356	(229)
Israeli Shekel,
Expiring 02/06/18	Citigroup Global Markets	ILS	1,192	338,442	343,091	(4,649)
Expiring 02/06/18	Goldman Sachs & Co.	ILS	4,106	1,162,004	1,181,822	(19,818)
Expiring 03/22/18	Bank of America	ILS	587	168,231	169,395	(1,164)
Japanese Yen,
Expiring 01/10/18	JPMorgan Chase	JPY	302,400	2,695,245	2,685,451	9,794
Expiring 01/19/18	Bank of America	JPY	1,177,054	10,527,645	10,457,528	70,117
Expiring 01/19/18	Barclays Capital Group	JPY	122,616	1,087,219	1,089,381	(2,162)
Expiring 03/15/18	UBS AG	JPY	25,000	222,426	222,840	(414)
Expiring 03/22/18	Barclays Capital Group	JPY	815,473	7,319,070	7,268,818	50,252
Expiring 03/22/18	Barclays Capital Group	JPY	502,198	4,506,923	4,476,403	30,520
Expiring 03/22/18	Barclays Capital Group	JPY	433,978	3,863,030	3,868,313	(5,283)
Expiring 03/22/18	Barclays Capital Group	JPY	221,435	1,972,591	1,973,784	(1,193)
Expiring 03/22/18	Barclays Capital Group	JPY	216,470	1,926,246	1,929,529	(3,283)
Expiring 03/22/18	Barclays Capital Group	JPY	170,577	1,511,474	1,520,455	(8,981)
Expiring 03/22/18	Barclays Capital Group	JPY	160,554	1,421,320	1,431,113	(9,793)
Expiring 03/22/18	JPMorgan Chase	JPY	294,081	2,616,865	2,621,325	(4,460)
Expiring 03/22/18	JPMorgan Chase	JPY	13,486	120,144	120,207	(63)
Expiring 03/22/18	Morgan Stanley	JPY	1,465,927	13,078,903	13,066,726	12,177
Expiring 03/22/18	Morgan Stanley	JPY	1,321,027	11,735,341	11,775,140	(39,799)
Expiring 03/22/18	Morgan Stanley	JPY	803,644	7,181,575	7,163,382	18,193
Expiring 03/22/18	Morgan Stanley	JPY	521,672	4,625,059	4,649,990	(24,931)
Expiring 03/22/18	Morgan Stanley	JPY	435,532	3,888,018	3,882,172	5,846
Expiring 03/22/18	Morgan Stanley	JPY	181,515	1,613,809	1,617,952	(4,143)
Expiring 03/22/18	Morgan Stanley	JPY	51,270	456,267	457,000	(733)
Expiring 03/22/18	UBS AG	JPY	25,000	223,078	222,841	237

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Japanese Yen (continued),
Expiring 03/22/18	UBS AG	JPY	25,000	$221,473	$222,841	$(1,368)
Expiring 03/22/18	UBS AG	JPY	10,408	92,629	92,771	(142)
Mexican Peso,
Expiring 01/04/18	Goldman Sachs & Co.	MXN	1,800	87,901	91,432	(3,531)
Expiring 01/19/18	Bank of America	MXN	137,600	7,310,012	6,968,077	341,935
Expiring 01/19/18	Barclays Capital Group	MXN	37,349	1,896,544	1,891,357	5,187
Expiring 01/24/18	Hong Kong & Shanghai Bank	MXN	17,422	926,724	881,326	45,398
Expiring 03/01/18	BNP Paribas	MXN	19,460	930,580	978,541	(47,961)
New Taiwanese Dollar,
Expiring 01/19/18	Bank of America	TWD	122	4,074	4,105	(31)
Expiring 01/19/18	JPMorgan Chase	TWD	96,558	3,193,056	3,248,809	(55,753)
Expiring 01/19/18	JPMorgan Chase	TWD	1,121	37,780	37,718	62
Expiring 03/22/18	JPMorgan Chase	TWD	4,748	159,672	160,336	(664)
New Zealand Dollar,
Expiring 01/10/18	JPMorgan Chase	NZD	1,633	1,117,886	1,157,121	(39,235)
Expiring 03/21/18	Barclays Capital Group	NZD	11,614	7,951,899	8,222,762	(270,863)
Expiring 03/21/18	Citigroup Global Markets	NZD	3,467	2,424,724	2,454,571	(29,847)
Expiring 03/21/18	Citigroup Global Markets	NZD	1,205	835,595	853,117	(17,522)
Expiring 03/21/18	Citigroup Global Markets	NZD	959	662,559	678,682	(16,123)
Expiring 03/21/18	Citigroup Global Markets	NZD	959	659,933	678,681	(18,748)
Expiring 03/21/18	Citigroup Global Markets	NZD	959	659,933	678,682	(18,749)
Expiring 03/21/18	Citigroup Global Markets	NZD	959	659,724	678,682	(18,958)
Expiring 03/21/18	Citigroup Global Markets	NZD	959	657,724	678,682	(20,958)
Expiring 03/21/18	Citigroup Global Markets	NZD	959	657,634	678,681	(21,047)
Expiring 03/21/18	Citigroup Global Markets	NZD	959	657,290	678,681	(21,391)
Expiring 03/21/18	Citigroup Global Markets	NZD	959	656,499	678,683	(22,184)
Expiring 03/21/18	Citigroup Global Markets	NZD	959	655,211	678,682	(23,471)
Expiring 03/21/18	Citigroup Global Markets	NZD	959	653,984	678,682	(24,698)
Expiring 03/21/18	Citigroup Global Markets	NZD	959	653,845	678,682	(24,837)
Expiring 03/21/18	Citigroup Global Markets	NZD	959	653,651	678,682	(25,031)
Expiring 03/21/18	Citigroup Global Markets	NZD	959	652,324	678,682	(26,358)
Expiring 03/21/18	Morgan Stanley	NZD	179,764	123,969,288	127,269,694	(3,300,406)
Expiring 03/21/18	Morgan Stanley	NZD	10,844	7,574,554	7,676,998	(102,444)
Expiring 03/21/18	Morgan Stanley	NZD	7,735	5,385,904	5,476,471	(90,567)
Expiring 03/21/18	Morgan Stanley	NZD	7,703	5,268,591	5,453,868	(185,277)
Expiring 03/21/18	Morgan Stanley	NZD	6,484	4,537,323	4,590,710	(53,387)
Expiring 03/21/18	Morgan Stanley	NZD	6,342	4,435,180	4,489,742	(54,562)
Expiring 03/21/18	Morgan Stanley	NZD	5,642	3,856,062	3,994,398	(138,336)
Expiring 03/21/18	Morgan Stanley	NZD	1,467	1,002,307	1,038,472	(36,165)
Norwegian Krone,
Expiring 03/21/18	Barclays Capital Group	NOK	586,566	71,066,986	71,604,137	(537,151)
Expiring 03/21/18	Barclays Capital Group	NOK	10,029	1,218,924	1,224,273	(5,349)
Expiring 03/21/18	Barclays Capital Group	NOK	9,869	1,183,199	1,204,790	(21,591)
Expiring 03/21/18	Barclays Capital Group	NOK	5,709	693,815	696,955	(3,140)
Expiring 03/21/18	Citigroup Global Markets	NOK	12,014	1,436,853	1,466,592	(29,739)
Expiring 03/21/18	Citigroup Global Markets	NOK	5,890	711,284	719,013	(7,729)
Expiring 03/21/18	Citigroup Global Markets	NOK	5,714	699,161	697,543	1,618
Expiring 03/21/18	Citigroup Global Markets	NOK	5,714	699,067	697,543	1,524
Expiring 03/21/18	Citigroup Global Markets	NOK	5,714	696,553	697,543	(990)
Expiring 03/21/18	Citigroup Global Markets	NOK	5,714	694,309	697,544	(3,235)
Expiring 03/21/18	Citigroup Global Markets	NOK	5,714	692,434	697,543	(5,109)
Expiring 03/21/18	Citigroup Global Markets	NOK	5,714	691,190	697,543	(6,353)
Expiring 03/21/18	Citigroup Global Markets	NOK	5,714	690,042	697,543	(7,501)
Expiring 03/21/18	Citigroup Global Markets	NOK	5,714	689,285	697,543	(8,258)
Expiring 03/21/18	Citigroup Global Markets	NOK	3,898	467,196	475,843	(8,647)
Expiring 03/21/18	Citigroup Global Markets	NOK	2,631	315,337	321,175	(5,838)
Expiring 03/21/18	Citigroup Global Markets	NOK	1,367	165,737	166,874	(1,137)
Expiring 03/21/18	Citigroup Global Markets	NOK	902	109,610	110,110	(500)
Expiring 03/21/18	Citigroup Global Markets	NOK	320	38,518	39,063	(545)

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Norwegian Krone (continued),
Expiring 03/21/18	Morgan Stanley	NOK	56,424	$6,834,665	$6,887,815	$(53,150)
Expiring 03/21/18	Morgan Stanley	NOK	47,004	5,684,529	5,737,880	(53,351)
Expiring 03/21/18	Morgan Stanley	NOK	41,480	4,973,826	5,063,631	(89,805)
Expiring 03/21/18	Morgan Stanley	NOK	23,961	2,872,801	2,924,996	(52,195)
Expiring 03/21/18	Morgan Stanley	NOK	17,728	2,140,269	2,164,104	(23,835)
Expiring 03/21/18	Morgan Stanley	NOK	15,248	1,838,789	1,861,356	(22,567)
Expiring 03/21/18	Morgan Stanley	NOK	6,476	776,181	790,506	(14,325)
Philippine Peso,
Expiring 01/19/18	Barclays Capital Group	PHP	56,734	1,090,158	1,135,384	(45,226)
Expiring 01/19/18	JPMorgan Chase	PHP	19,260	385,547	385,439	108
Expiring 02/15/18	JPMorgan Chase	PHP	89,413	1,731,437	1,787,065	(55,628)
Polish Zloty,
Expiring 01/19/18	Bank of America	PLN	2,567	701,228	737,459	(36,231)
Expiring 03/22/18	Bank of America	PLN	568	159,903	163,284	(3,381)
Russian Ruble,
Expiring 01/11/18	Citigroup Global Markets	RUB	26,348	442,800	456,564	(13,764)
Expiring 02/16/18	Goldman Sachs & Co.	RUB	28,284	463,600	487,639	(24,039)
Expiring 03/13/18	Citigroup Global Markets	RUB	27,310	455,100	469,154	(14,054)
Saudi Arabian Riyal,
Expiring 04/16/18	Bank of America	SAR	12,201	3,237,284	3,251,233	(13,949)
Expiring 04/16/18	Bank of America	SAR	849	225,822	226,235	(413)
Singapore Dollar,
Expiring 03/14/18	Hong Kong & Shanghai Bank	SGD	4,026	2,962,231	3,013,501	(51,270)
Expiring 03/21/18	Barclays Capital Group	SGD	53,039	39,348,698	39,707,248	(358,550)
Expiring 03/21/18	Morgan Stanley	SGD	75,421	56,043,496	56,463,544	(420,048)
Expiring 03/21/18	Morgan Stanley	SGD	3,740	2,782,074	2,800,232	(18,158)
Expiring 03/21/18	Morgan Stanley	SGD	2,695	2,004,641	2,017,774	(13,133)
Expiring 03/21/18	Morgan Stanley	SGD	2,206	1,634,802	1,651,840	(17,038)
Expiring 03/21/18	Morgan Stanley	SGD	2,203	1,640,189	1,649,368	(9,179)
Expiring 03/21/18	Morgan Stanley	SGD	1,804	1,340,465	1,350,621	(10,156)
Expiring 03/21/18	Morgan Stanley	SGD	1,582	1,171,313	1,184,339	(13,026)
Expiring 03/22/18	Barclays Capital Group	SGD	212	157,271	158,529	(1,258)
South African Rand,
Expiring 01/19/18	Bank of America	ZAR	1,744	126,441	140,464	(14,023)
Expiring 01/19/18	Barclays Capital Group	ZAR	10,410	765,655	838,435	(72,780)
Expiring 01/19/18	JPMorgan Chase	ZAR	10,970	797,268	883,533	(86,265)
Expiring 01/19/18	JPMorgan Chase	ZAR	9,360	707,226	753,867	(46,641)
Expiring 01/24/18	JPMorgan Chase	ZAR	4,810	339,931	387,083	(47,152)
Expiring 03/07/18	Bank of America	ZAR	3,246	236,000	259,692	(23,692)
Expiring 03/22/18	Goldman Sachs & Co.	ZAR	29,388	2,269,126	2,346,135	(77,009)
Expiring 03/22/18	Goldman Sachs & Co.	ZAR	4,142	330,336	330,708	(372)
Expiring 03/22/18	JPMorgan Chase	ZAR	57,343	4,428,749	4,577,990	(149,241)
South Korean Won,
Expiring 01/19/18	Bank of America	KRW	1,238,722	1,094,780	1,157,505	(62,725)
Expiring 03/14/18	UBS AG	KRW	966,552	868,436	903,995	(35,559)
Expiring 03/14/18	UBS AG	KRW	804,137	722,573	752,092	(29,519)
Expiring 03/22/18	Citigroup Global Markets	KRW	153,738	141,190	143,805	(2,615)
Expiring 03/22/18	Citigroup Global Markets	KRW	37,973	35,584	35,519	65
Swedish Krona,
Expiring 01/10/18	JPMorgan Chase	SEK	1,650	196,892	201,300	(4,408)
Expiring 03/21/18	Barclays Capital Group	SEK	67,981	8,137,138	8,329,084	(191,946)
Expiring 03/21/18	Barclays Capital Group	SEK	38,759	4,626,547	4,748,723	(122,176)
Expiring 03/21/18	Barclays Capital Group	SEK	20,714	2,484,041	2,537,946	(53,905)
Expiring 03/21/18	Citigroup Global Markets	SEK	6,265	760,293	767,576	(7,283)
Expiring 03/21/18	Citigroup Global Markets	SEK	6,265	760,270	767,576	(7,306)
Expiring 03/21/18	Citigroup Global Markets	SEK	6,265	757,701	767,576	(9,875)
Expiring 03/21/18	Citigroup Global Markets	SEK	6,265	753,405	767,576	(14,171)
Expiring 03/21/18	Citigroup Global Markets	SEK	6,265	751,055	767,576	(16,521)
Expiring 03/21/18	Citigroup Global Markets	SEK	6,265	750,232	767,576	(17,344)

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Swedish Krona (continued),
Expiring 03/21/18	Citigroup Global Markets	SEK	6,265	$749,671	$767,576	$(17,905)
Expiring 03/21/18	Citigroup Global Markets	SEK	6,265	743,563	767,576	(24,013)
Expiring 03/21/18	Citigroup Global Markets	SEK	1,082	129,567	132,568	(3,001)
Expiring 03/21/18	Morgan Stanley	SEK	38,593	4,633,437	4,728,451	(95,014)
Expiring 03/21/18	Morgan Stanley	SEK	37,122	4,403,487	4,548,147	(144,660)
Expiring 03/21/18	Morgan Stanley	SEK	34,866	4,170,464	4,271,743	(101,279)
Expiring 03/21/18	Morgan Stanley	SEK	32,748	3,971,546	4,012,282	(40,736)
Expiring 03/21/18	Morgan Stanley	SEK	27,136	3,304,813	3,324,774	(19,961)
Expiring 03/21/18	Morgan Stanley	SEK	20,050	2,398,256	2,456,549	(58,293)
Expiring 03/21/18	Morgan Stanley	SEK	19,205	2,342,473	2,352,998	(10,525)
Expiring 03/21/18	Morgan Stanley	SEK	17,708	2,104,016	2,169,547	(65,531)
Expiring 03/21/18	Morgan Stanley	SEK	16,004	1,904,986	1,960,768	(55,782)
Expiring 03/21/18	Morgan Stanley	SEK	8,544	1,029,356	1,046,785	(17,429)
Expiring 05/29/18	Royal Bank of Canada	SEK	111,140	13,565,073	13,681,205	(116,132)
Swiss Franc,
Expiring 03/21/18	Citigroup Global Markets	CHF	2,736	2,813,031	2,824,169	(11,138)
Expiring 03/21/18	Citigroup Global Markets	CHF	2,736	2,810,915	2,824,169	(13,254)
Expiring 03/21/18	Citigroup Global Markets	CHF	2,736	2,808,383	2,824,169	(15,786)
Expiring 03/21/18	Citigroup Global Markets	CHF	2,736	2,804,602	2,824,167	(19,565)
Expiring 03/21/18	Citigroup Global Markets	CHF	2,736	2,804,009	2,824,170	(20,161)
Expiring 03/21/18	Citigroup Global Markets	CHF	2,736	2,803,032	2,824,170	(21,138)
Expiring 03/21/18	Citigroup Global Markets	CHF	2,736	2,800,849	2,824,168	(23,319)
Expiring 03/21/18	Citigroup Global Markets	CHF	2,736	2,795,930	2,824,169	(28,239)
Expiring 03/21/18	Citigroup Global Markets	CHF	2,736	2,794,613	2,824,169	(29,556)
Expiring 03/21/18	Citigroup Global Markets	CHF	2,736	2,791,791	2,824,168	(32,377)
Expiring 03/21/18	Citigroup Global Markets	CHF	2,736	2,783,490	2,824,169	(40,679)
Expiring 03/21/18	Citigroup Global Markets	CHF	2,736	2,783,391	2,824,168	(40,777)
Expiring 03/21/18	Citigroup Global Markets	CHF	2,736	2,780,297	2,824,170	(43,873)
Expiring 03/21/18	Citigroup Global Markets	CHF	2,736	2,777,056	2,824,169	(47,113)
Expiring 03/21/18	Citigroup Global Markets	CHF	2,736	2,766,576	2,824,167	(57,591)
Expiring 03/21/18	Citigroup Global Markets	CHF	829	848,304	855,840	(7,536)
Expiring 03/21/18	Citigroup Global Markets	CHF	348	355,355	359,267	(3,912)
Expiring 03/21/18	Citigroup Global Markets	CHF	164	167,210	169,310	(2,100)
Expiring 03/21/18	Citigroup Global Markets	CHF	48	48,799	49,554	(755)
Expiring 03/21/18	Citigroup Global Markets	CHF	20	20,377	20,647	(270)
Expiring 03/21/18	UBS AG	CHF	4,125	4,192,819	4,258,553	(65,734)
Expiring 03/21/18	UBS AG	CHF	250	254,279	258,094	(3,815)
Expiring 03/22/18	Bank of America	CHF	169	172,874	174,883	(2,009)
Expiring 03/22/18	Citigroup Global Markets	CHF	80	81,587	82,525	(938)
Expiring 03/22/18	UBS AG	CHF	205	209,558	212,016	(2,458)
Thai Baht,
Expiring 03/22/18	Citigroup Global Markets	THB	5,075	155,344	156,016	(672)
Turkish Lira,
Expiring 01/19/18	Bank of America	TRY	2,478	631,766	649,502	(17,736)
Expiring 01/22/18	JPMorgan Chase	TRY	2,304	570,208	603,242	(33,034)
Expiring 03/22/18	Citigroup Global Markets	TRY	656	166,319	168,906	(2,587)

				$1,210,832,170	$1,231,105,537	(20,273,367)

						$(8,623,154)

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency	$14,059,707	$(22,682,861)	$(8,623,154)

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2017(5)	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Ford Motor Credit Co. LLC	06/20/22	5.000%(Q)		800	0.743%	$138,494	$146,956	$8,462
Telecom Italia SpA	06/20/24	1.000%(Q)	EUR	200	1.605%	(15,392)	(8,609)	6,783
Tesco PLC	06/20/22	1.000%(Q)	EUR	800	0.827%	(45,944)	7,613	53,557

						$77,158	$145,960	$68,802

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Japan Govt.	06/20/22	(1.000)%(Q)	1,200	0.231%	$(40,031)	$(43,077)	$3,046	BNP Paribas
Japan Govt.	06/20/22	(1.000)%(Q)	1,000	0.231%	(33,359)	(35,067)	1,708	Goldman Sachs &Co.
Japan Govt.	06/20/22	(1.000)%(Q)	800	0.231%	(26,688)	(27,863)	1,175	Barclays Capital Group
Japan Govt.	06/20/22	(1.000)%(Q)	500	0.231%	(16,680)	(17,295)	615	Citigroup Global Markets
Japan Govt.	06/20/22	(1.000)%(Q)	100	0.231%	(3,336)	(3,457)	121	Bank of America
Republic of Korea	12/20/22	1.000%(Q)	4,100	0.530%	(91,737)	(58,295)	(33,442)	Barclays Capital Group
Saudi International Bond	12/20/22	1.000%(Q)	3,500	0.918%	(14,517)	5,381	(19,898)	Barclays Capital Group

					$(226,348)	$(179,673)	$(46,675)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Republic of Brazil	03/20/18	1.000%(Q)	1,200	0.373%	$2,084	$2,733	$(649)	Hong Kong & Shanghai Bank
Republic of Brazil	03/20/18	1.000%(Q)	600	0.373%	1,042	1,366	(324)	Hong Kong & Shanghai Bank
Republic of Brazil	06/20/21	1.000%(Q)	200	1.093%	(553)	(13,833)	13,280	Credit Suisse First Boston Corp.
Republic of Brazil	06/20/21	1.000%(Q)	200	1.093%	(553)	(13,875)	13,322	Goldman Sachs &Co.
Republic of Brazil	06/20/21	1.000%(Q)	100	1.093%	(277)	(8,650)	8,373	Citigroup Global Markets
Republic of Brazil	06/20/21	1.000%(Q)	100	1.093%	(277)	(8,609)	8,332	Deutsche Bank AG
Republic of Brazil	06/20/21	1.000%(Q)	100	1.093%	(277)	(6,979)	6,702	JPMorgan Chase
Republic of Brazil	06/20/22	1.000%(Q)	200	1.442%	(3,645)	(12,977)	9,332	Hong Kong & Shanghai Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2) (continued):
Republic of Italy	03/20/19	1.000%(Q)	900	0.262%	$8,391	$(15,622)	$24,013	Deutsche Bank AG

					$5,935	$(76,446)	$82,381

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.29	12/20/22	5.000%(Q)		14,271	$(1,088,964)	$(1,200,552)	$(111,588)
CDX.NA.HY.29	12/20/22	5.000%(Q)		4,200	(317,835)	(354,949)	(37,114)
CDX.NA.HY.29	12/20/22	5.000%(Q)		2,500	(192,525)	(211,279)	(18,754)
CDX.NA.IG.28	06/20/22	1.000%(Q)		80,500	(1,625,697)	(1,823,191)	(197,494)
iTraxx Europe Senior Financials Series 28.V1	12/20/22	1.000%(Q)	EUR	14,300	(396,435)	(480,806)	(84,371)
iTraxx Europe Series 26.V1	12/20/21	1.000%(Q)	EUR	1,700	(27,429)	(56,563)	(29,134)
iTraxx Europe Series 26.V1	12/20/22	1.000%(Q)	EUR	4,900	(130,885)	(161,571)	(30,686)
iTraxx Europe Series S8.V1	12/20/22	1.000%(Q)	EUR	28,100	(750,770)	(926,561)	(175,791)

					$(4,530,540)	$(5,215,472)	$(684,932)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.ITRX.XO.22.5Y	12/20/19	5.000%(Q)	EUR	1,680	$186,601	$158,441	$(28,160)
CDX.NA.IG.27	12/20/21	1.000%(Q)		2,070	23,723	47,978	24,255
CDX.NA.IG.28	06/20/22	1.000%(Q)		18,410	327,458	415,517	88,059
iTraxx Europe Crossover Index	12/20/20	5.000%(Q)	EUR	127	9,506	15,542	6,036
iTraxx Europe Crossover Index	06/20/21	5.000%(Q)	EUR	30	2,815	4,124	1,309

					$550,103	$641,602	$91,499

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.AAA.8	10/17/57	0.500%(M)	1,200	$5,314	$(63,017)	$68,331	Goldman Sachs & Co.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
AUD 1,600	3 Month BBSW plus 36.20bps(Q)	1,268	3 Month LIBOR(Q)	BNP Paribas	09/26/27	$140	$—	$140
AUD 900	3 Month BBSW plus 36.75bps(Q)	709	3 Month LIBOR(Q)	BNP Paribas	10/05/27	59	—	59
AUD 301	3 Month BBSW plus 36.75bps(Q)	235	3 Month LIBOR(Q)	Morgan Stanley	10/06/27	19	—	19
GBP 25,200	3 Month GBP LIBOR minus 15.00 bps.(Q)	32,407	3 Month LIBOR(Q)	Citigroup Global Markets	03/21/20	(19,730)	—	(19,730)

						$(19,512)	$—	$(19,512)

Forward rate agreement outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared forward rate agreement:
36,300	09/19/18	1.945%(Q)	3 Month LIBOR(2)(Q)	$—	$1,900	$1,900

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Inflation swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR	170	12/15/21	1.160%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$140	$2,453	$2,313
EUR	1,500	06/15/27	1.360%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(22,441)	(34,624)	(12,183)
EUR	4,600	11/15/27	1.520%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(3,538)	(26,232)	(22,694)

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Inflation swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
GBP	700	04/15/30	3.190%(T)	U.K. Retail Price Index(1)(T)	$(39,728)	$(15,980)	$23,748
GBP	400	05/15/30	3.350%(T)	U.K. Retail Price Index(1)(T)	(7,435)	6,244	13,679
GBP	900	06/15/30	3.400%(T)	U.K. Retail Price Index(1)(T)	15,089	19,451	4,362
GBP	100	04/15/31	3.140%(T)	U.K. Retail Price Index(1)(T)	(10,597)	(8,176)	2,421
GBP	4,020	06/15/31	3.100%(T)	U.K. Retail Price Index(1)(T)	(488,894)	(423,872)	65,022
GBP	460	10/15/31	3.530%(T)	U.K. Retail Price Index(1)(T)	11,514	7,187	(4,327)
GBP	3,110	09/15/32	3.470%(T)	U.K. Retail Price Index(1)(T)	(793)	(11,066)	(10,273)
GBP	300	04/15/35	3.358%(T)	U.K. Retail Price Index(1)(T)	(9,594)	(3,707)	5,887
GBP	510	10/15/46	3.585%(T)	U.K. Retail Price Index(2)(T)	(42,383)	(27,878)	14,505
	2,900	04/27/18	1.710%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	1,535	1,535
	700	04/28/18	1.680%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	562	562
	100	05/23/18	1.580%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	52	381	329
	2,900	04/27/19	1.935%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	9,624	9,624
	800	11/23/20	2.026%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	1,854	1,854
	700	11/25/20	2.021%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	1,737	1,737
	600	07/26/21	1.550%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	20,308	16,164	(4,144)
	460	09/12/21	1.602%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	13,855	10,574	(3,281)
	600	07/15/22	2.069%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	1,868	1,868
	600	07/26/26	1.730%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(32,162)	(26,791)	5,371
	1,900	08/30/26	1.760%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(93,215)	(75,140)	18,075
	460	09/12/26	1.801%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(21,247)	(16,835)	4,412
	1,100	07/25/27	2.080%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(16,498)	(16,498)

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Inflation swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
570	09/20/27	2.180%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(4,298)	$(4,298)
600	09/25/27	2.150%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(6,795)	(6,795)
1,300	10/17/27	2.155%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(13,223)	(13,223)

				$(711,069)	$(631,481)	$79,588

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
3,000	11/23/20	1.570%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$55,984	$—	$55,984	Bank of America
800	05/08/23	2.560%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(72,805)	—	(72,805)	Deutsche Bank AG
200	09/20/26	1.801%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(7,424)	—	(7,424)	Morgan Stanley

				$(24,245)	$—	$(24,245)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
BRL	59,100	01/02/20	8.350%(T)	1 Day BROIS(2)(T)	$17,217	$123,202	$105,985
BRL	6,700	01/02/25	9.650%(T)	1 Day BROIS(2)(T)	(19,164)	(30,156)	(10,992)
CAD	34,000	09/13/19	1.400%(S)	3 Month CDOR(2)(S)	(62,987)	(180,172)	(117,185)
CAD	7,300	09/15/27	1.850%(S)	3 Month CDOR(1)(S)	170,930	273,332	102,402
CZK	78,245	08/07/22	1.115%(A)	6 Month PRIBOR(1)(S)	548	69,147	68,599
CZK	9,083	08/07/22	1.105%(A)	6 Month PRIBOR(1)(S)	—	8,235	8,235
CZK	22,038	08/08/22	1.055%(A)	6 Month PRIBOR(1)(S)	—	22,641	22,641
CZK	22,057	08/14/22	1.068%(A)	6 Month PRIBOR(1)(S)	—	22,235	22,235
CZK	18,932	08/14/22	1.068%(A)	6 Month PRIBOR(1)(S)	—	19,171	19,171
CZK	45,438	08/15/22	1.085%(A)	6 Month PRIBOR(1)(S)	—	44,048	44,048
CZK	22,055	08/15/22	1.060%(A)	6 Month PRIBOR(1)(S)	—	22,643	22,643
CZK	11,177	08/22/22	1.115%(A)	6 Month PRIBOR(1)(S)	—	10,170	10,170

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
CZK	22,353	08/23/22	1.100%(A)	6 Month PRIBOR(1)(S)	$—	$21,142	$21,142
CZK	22,353	08/23/22	1.099%(A)	6 Month PRIBOR(1)(S)	—	21,231	21,231
CZK	22,353	08/23/22	1.099%(A)	6 Month PRIBOR(1)(S)	—	21,231	21,231
CZK	22,353	08/24/22	1.120%(A)	6 Month PRIBOR(1)(S)	—	20,186	20,186
CZK	10,135	08/24/22	1.115%(A)	6 Month PRIBOR(1)(S)	—	9,269	9,269
CZK	4,770	10/30/22	1.543%(A)	6 Month PRIBOR(1)(S)	—	260	260
EUR	27,500	03/21/20	0.000%(A)	6 Month EURIBOR(2)(S)	61,412	65,846	4,434
EUR	11,000	03/21/23	0.500%(A)	6 Month EURIBOR(2)(S)	123,430	88,194	(35,236)
EUR	34,100	03/21/28	1.000%(A)	6 Month EURIBOR(1)(S)	(195,380)	(286,059)	(90,679)
EUR	2,600	06/20/28	1.000%(A)	6 Month EURIBOR(1)(S)	7,854	(5,249)	(13,103)
EUR	1,536	08/23/47	1.498%(A)	6 Month EURIBOR(1)(S)	(3,146)	(9,898)	(6,752)
EUR	9,400	03/21/48	1.500%(A)	6 Month EURIBOR(2)(S)	(4,087)	(25,429)	(21,342)
EUR	900	06/20/48	1.500%(A)	6 Month EURIBOR(2)(S)	3,204	(7,413)	(10,617)
GBP	14,800	09/19/19	1.000%(A)	3 Month GBP LIBOR(2)(Q)	23,721	38,044	14,323
GBP	8,800	03/21/20	0.750%(S)	6 Month GBP LIBOR(2)(S)	16,128	(20,769)	(36,897)
GBP	14,800	09/18/20	1.000%(A)	3 Month GBP LIBOR(1)(Q)	11,204	(1,557)	(12,761)
GBP	700	03/21/23	1.000%(S)	6 Month GBP LIBOR(2)(S)	6,416	(3,199)	(9,615)
GBP	4,060	09/16/25	2.000%(S)	6 Month GBP LIBOR(1)(S)	(180,359)	(360,939)	(180,580)
GBP	8,200	03/21/28	1.500%(S)	6 Month GBP LIBOR(1)(S)	(126,281)	(212,573)	(86,292)
GBP	400	03/21/28	1.500%(S)	6 Month GBP LIBOR(1)(S)	(1,768)	(10,460)	(8,692)
GBP	1,500	03/21/48	1.750%(S)	6 Month GBP LIBOR(1)(S)	(53,325)	(160,473)	(107,148)
GBP	900	03/21/48	1.750%(S)	6 Month GBP LIBOR(1)(S)	(23,279)	(96,284)	(73,005)
JPY	710,000	12/20/19	0.250%(S)	6 Month JPY LIBOR(2)(S)	61,421	25,726	(35,695)
JPY	3,510,000	09/18/20	0.500%(S)	6 Month JPY LIBOR(2)(S)	703,771	417,833	(285,938)
JPY	2,690,000	09/20/22	0.300%(S)	6 Month JPY LIBOR(1)(S)	(237,317)	(238,408)	(1,091)
JPY	839,000	06/20/24	0.127%(S)	6 Month JPY LIBOR(1)(S)	102	17,050	16,948
JPY	70,000	03/18/26	0.300%(S)	6 Month JPY LIBOR(1)(S)	(2,931)	(3,983)	(1,052)
JPY	3,650,000	09/20/27	0.300%(S)	6 Month JPY LIBOR(1)(S)	(93,131)	11,168	104,299
JPY	440,000	09/20/27	0.300%(S)	6 Month JPY LIBOR(1)(S)	(7,968)	1,327	9,295

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
JPY	380,000	09/20/27	0.300	%(S)	6 Month JPY LIBOR(1)(S)	$(17,302)	$(2,096)	$15,206
JPY	620,000	03/20/29	0.450	%(S)	6 Month JPY LIBOR(1)(S)	(34,348)	(11,607)	22,741
JPY	4,710,000	06/19/33	1.500	%(S)	6 Month JPY LIBOR(2)(S)	8,759,746	5,904,132	(2,855,614)
JPY	440,000	06/17/35	1.250	%(S)	6 Month JPY LIBOR(2)(S)	670,659	392,308	(278,351)
JPY	900	12/21/45	1.500	%(S)	6 Month JPY LIBOR(1)(S)	(2,167)	(1,210)	957
JPY	160,000	09/20/46	0.500	%(S)	6 Month JPY LIBOR(1)(S)	167,169	168,258	1,089
JPY	229,200	04/19/47	0.785	%(S)	6 Month JPY LIBOR(1)(S)	(1,905)	84,921	86,826
JPY	100,000	03/21/48	1.000	%(S)	6 Month JPY LIBOR(1)(S)	(17,969)	(6,742)	11,227
MXN	50,947	10/21/19	7.315	%(M)	28 Day Mexican Interbank Rate(2)(M)	5	(32,202)	(32,207)
MXN	48,988	10/21/19	7.315	%(M)	28 Day Mexican Interbank Rate(2)(M)	5	(30,964)	(30,969)
MXN	48,814	10/21/19	7.320	%(M)	28 Day Mexican Interbank Rate(2)(M)	5	(30,637)	(30,642)
MXN	51,429	12/05/19	7.625	%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(18,517)	(18,517)
MXN	49,770	12/05/19	7.625	%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(17,856)	(17,856)
MXN	48,771	12/05/19	7.635	%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(17,095)	(17,095)
MXN	80,216	12/19/19	8.040	%(M)	28 Day Mexican Interbank Rate(2)(M)	(50)	2,461	2,511
MXN	65,304	12/19/19	8.035	%(M)	28 Day Mexican Interbank Rate(2)(M)	(40)	1,924	1,964
MXN	67,381	12/20/19	8.075	%(M)	28 Day Mexican Interbank Rate(2)(M)	—	9,399	9,399
MXN	67,381	12/20/19	8.060	%(M)	28 Day Mexican Interbank Rate(2)(M)	—	8,449	8,449
MXN	67,382	12/26/19	8.090	%(M)	28 Day Mexican Interbank Rate(2)(M)	(44)	4,711	4,755
MXN	67,381	12/26/19	8.100	%(M)	28 Day Mexican Interbank Rate(2)(M)	(42)	3,789	3,831
MXN	67,381	12/26/19	8.065	%(M)	28 Day Mexican Interbank Rate(2)(M)	(45)	5,352	5,397
MXN	72,349	12/27/19	8.060	%(M)	28 Day Mexican Interbank Rate(2)(M)	(177)	2,968	3,145

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
MXN	31,900	04/13/20	7.190%(M)	28 Day Mexican Interbank Rate(2)(M)	$—	$(26,523)	$(26,523)
MXN	144,300	04/14/20	7.108%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(138,443)	(138,443)
MXN	85,500	04/15/20	7.075%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(83,932)	(83,932)
MXN	58,800	04/15/20	7.085%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(57,077)	(57,077)
MXN	113,400	05/28/20	7.440%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(67,012)	(67,012)
MXN	55,100	05/29/20	7.400%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(35,058)	(35,058)
MXN	111,800	06/01/20	7.340%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(79,142)	(79,142)
MXN	14,900	06/05/24	7.200%(M)	28 Day Mexican Interbank Rate(2)(M)	158	(26,749)	(26,907)
MXN	2,600	02/25/27	7.733%(M)	28 Day Mexican Interbank Rate(2)(M)	3,828	(2,044)	(5,872)
MXN	3,600	06/11/27	7.200%(M)	28 Day Mexican Interbank Rate(2)(M)	1,883	(9,436)	(11,319)
MXN	25,512	12/09/27	7.940%(M)	28 Day Mexican Interbank Rate(1)(M)	—	3,289	3,289
MXN	25,512	12/09/27	7.940%(M)	28 Day Mexican Interbank Rate(1)(M)	—	(5,114)	(5,114)
MXN	18,354	12/09/27	7.945%(M)	28 Day Mexican Interbank Rate(1)(M)	9	1,916	1,907
MXN	25,464	12/10/27	8.010%(M)	28 Day Mexican Interbank Rate(1)(M)	—	(3,227)	(3,227)
MXN	21,126	12/10/27	8.015%(M)	28 Day Mexican Interbank Rate(1)(M)	—	(3,250)	(3,250)
MXN	21,126	12/10/27	8.000%(M)	28 Day Mexican Interbank Rate(1)(M)	—	(3,478)	(3,478)
MXN	21,127	12/15/27	8.120%(M)	28 Day Mexican Interbank Rate(1)(M)	15	(10,941)	(10,956)
MXN	21,127	12/16/27	8.140%(M)	28 Day Mexican Interbank Rate(1)(M)	15	(12,450)	(12,465)
MXN	21,126	12/16/27	8.155%(M)	28 Day Mexican Interbank Rate(1)(M)	16	(13,585)	(13,601)

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
MXN	22,407	12/17/27	8.105%(M)	28 Day Mexican Interbank Rate(1)(M)	$61	$(10,144)	$(10,205)
MXN	4,500	11/28/36	8.310%(M)	28 Day Mexican Interbank Rate(2)(M)	24,225	2,671	(21,554)
MXN	1,620	06/18/37	7.480%(M)	28 Day Mexican Interbank Rate(2)(M)	122	(5,883)	(6,005)
NZD	41,600	07/11/19	2.500%(S)	3 Month BBR(2)(Q)	22,381	83,257	60,876
NZD	700	03/21/28	3.250%(S)	3 Month BBR(1)(Q)	2,137	(2,572)	(4,709)
	1,200	06/15/18	1.250%(S)	3 Month LIBOR(2)(Q)	5,605	(2,685)	(8,290)
	36,300	09/19/18	1.724%(A)	1 Day USOIS(1)(A)	—	70	70
	148,500	04/01/19	1.750%(S)	3 Month LIBOR(2)(Q)	(121,428)	(276,668)	(155,240)
	56,500	06/21/19	1.250%(S)	3 Month LIBOR(1)(Q)	71,206	610,551	539,345
	36,100	06/21/19	1.250%(S)	3 Month LIBOR(1)(Q)	221,680	390,104	168,424
	44,200	12/20/19	2.000%(S)	3 Month LIBOR(1)(Q)	(254,309)	61,948	316,257
	148,500	04/01/20	2.000%(S)	3 Month LIBOR(1)(Q)	83,425	243,656	160,231
	19,140	06/01/21	1.340%(S)	3 Month LIBOR(2)(Q)	—	(536,342)	(536,342)
	11,400	06/28/21	1.450%(S)	3 Month LIBOR(1)(Q)	9,209	195,406	186,197
	3,400	06/12/22	—(3)	—(3)	—	(1,202)	(1,202)
	2,500	06/12/22	—(4)(Q)	—(4)(Q)	—	621	621
	25,500	06/17/22	2.500%(S)	3 Month LIBOR(1)(Q)	(1,629,000)	(315,978)	1,313,022
	13,000	06/19/22	—(5)(Q)	—(5)(Q)	(975)	(4,342)	(3,367)
	3,700	12/16/22	2.250%(S)	3 Month LIBOR(1)(Q)	(187,491)	(987)	186,504
	400	12/16/22	2.250%(S)	3 Month LIBOR(2)(Q)	2,777	96	(2,681)
	10,600	12/20/22	2.250%(S)	3 Month LIBOR(2)(Q)	13,351	1,049	(12,302)
	1,000	10/25/23	2.678%(S)	3 Month LIBOR(2)(Q)	—	14,839	14,839
	1,000	11/19/23	2.670%(S)	3 Month LIBOR(2)(Q)	—	14,196	14,196
	1,000	12/12/23	2.681%(S)	3 Month LIBOR(2)(Q)	—	14,442	14,442
	700	12/19/23	2.500%(S)	3 Month LIBOR(2)(Q)	(5,628)	4,164	9,792
	3,900	02/22/26	2.500%(S)	3 Month LIBOR(1)(Q)	—	(1,557)	(1,557)
	7,450	03/16/26	2.400%(S)	3 Month LIBOR(1)(Q)	(45,738)	31,237	76,975
	1,800	04/21/26	2.300%(S)	3 Month LIBOR(1)(Q)	—	15,945	15,945
	2,400	04/27/26	2.300%(S)	3 Month LIBOR(1)(Q)	—	21,350	21,350
	15,120	05/23/26	1.738%(S)	3 Month LIBOR(1)(Q)	—	729,652	729,652
	1,144	05/27/26	1.735%(S)	3 Month LIBOR(1)(Q)	—	55,512	55,512

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
1,700	06/15/26	2.250%(S)	3 Month LIBOR(1)(Q)	$(97,491)	$13,302	$110,793
9,200	07/27/26	2.000%(S)	3 Month LIBOR(1)(Q)	186,330	208,823	22,493
1,050	07/27/26	1.850%(S)	3 Month LIBOR(1)(Q)	—	30,763	30,763
8,500	12/07/26	2.400%(S)	3 Month LIBOR(1)(Q)	88,396	51,156	(37,240)
1,860	12/21/26	1.750%(S)	3 Month LIBOR(1)(Q)	(45,591)	93,771	139,362
900	12/21/26	1.750%(S)	3 Month LIBOR(1)(Q)	(7,676)	45,369	53,045
500	06/21/27	1.500%(S)	3 Month LIBOR(1)(Q)	43,787	37,860	(5,927)
4,090	09/15/27	2.500%(S)	3 Month LIBOR(1)(Q)	29,448	14,912	(14,536)
17,700	12/20/27	2.500%(S)	3 Month LIBOR(1)(Q)	(141,120)	(136,186)	4,934
5,600	12/20/27	2.500%(S)	3 Month LIBOR(1)(Q)	(58,876)	(43,087)	15,789
3,900	12/20/27	2.500%(S)	3 Month LIBOR(1)(Q)	(107,667)	(37,924)	69,743
11,100	07/01/41	2.098%(S)	3 Month LIBOR(1)(Q)	198,174	199,817	1,643
8,213	11/15/41	1.737%(S)	3 Month LIBOR(1)(Q)	(3,082)	1,268,238	1,271,320
4,256	02/15/42	1.930%(S)	3 Month LIBOR(1)(Q)	(1,358)	487,686	489,044
3,720	11/15/43	2.734%(S)	3 Month LIBOR(1)(Q)	—	(124,613)	(124,613)
3,588	11/15/43	2.630%(S)	3 Month LIBOR(1)(Q)	3,899	(46,423)	(50,322)
2,806	11/15/43	2.474%(S)	3 Month LIBOR(1)(Q)	82,617	50,401	(32,216)
4,840	11/04/45	2.591%(S)	3 Month LIBOR(1)(Q)	—	(27,526)	(27,526)
1,190	12/15/47	2.000%(A)	1 Day USOIS(1)(A)	2,210	38,386	36,176
13,400	12/20/47	2.750%(S)	3 Month LIBOR(1)(Q)	(444,509)	(528,647)	(84,138)
760	12/20/47	2.750%(S)	3 Month LIBOR(2)(Q)	12,886	29,983	17,097
1,180	06/20/48	2.500%(S)	3 Month LIBOR(1)(Q)	24,321	22,986	(1,335)
200	10/25/48	2.969%(S)	3 Month LIBOR(1)(Q)	—	(15,952)	(15,952)
100	11/19/48	2.951%(S)	3 Month LIBOR(1)(Q)	—	(7,550)	(7,550)
100	12/12/48	2.953%(S)	3 Month LIBOR(1)(Q)	—	(7,554)	(7,554)
150	12/19/48	2.750%(S)	3 Month LIBOR(1)(Q)	4,018	(4,772)	(8,790)

				$7,705,985	$8,513,425	$807,440

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
BRL	43,000	01/02/19	9.925%(T)	1 Day BROIS(2)(T)	$419,082	$—	$419,082	Goldman Sachs & Co.
BRL	32,940	01/04/21	12.487%(T)	1 Day BROIS(2)(T)	727,665	—	727,665	Bank of America
KRW	4,763,700	07/10/27	2.005%(Q)	3 Month KWCDC(1)(Q)	64,951	—	64,951	JPMorgan Chase
KRW	4,520,300	07/10/27	2.020%(Q)	3 Month KWCDC(1)(Q)	56,042	—	56,042	BNP Paribas

					$1,267,740	$—	$1,267,740

Cash and foreign currency of $2,209,988, $3,627,290 and $2,368,470 have been segregated with Citigroup Global Markets, Goldman Sachs & Co. and Morgan Stanley, respectively, and securities with a combined market value of $3,598,050 have been segregated with Citigroup Global Markets to cover requirement for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	Portfolio pays monthly the floating rate of 1 Month LIBOR plus 8.38 bps and receives quarterly the floating rate of 3 Month LIBOR.

(4)	Portfolio pays the floating rate of 1 Month LIBOR plus 7.00 bps and receives the floating rate of 3 Month LIBOR.

(5)	Portfolio pays the floating rate of 1 Month LIBOR plus 8.50 bps and receives the floating rate of 3 Month LIBOR.

Total return swap agreements outstanding at December 31, 2017:

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements:
Bank of America		(26,445)	Pay fixed payment on the Bloomberg Commodity Total Return Index upon termination and receive monthly variable payments based on the 3 Month U.S. Treasury Bill Rate +11bps	$1,087,253	$1,668	$1,085,585
Bank of America	CAD	(34,845)	Pay or receive amounts based on market value fluctuation of 10 Year Canadian Bond Futures upon termination	271,763	—	271,763
Bank of America	HKD	1,477	Pay or receive amounts based on market value fluctuation of Hang Seng Index Future Contract upon termination	2,633	100	2,533
Bank of America	JPY	42,034	Pay or receive amounts based on market value fluctuation of MSCI Japan Net Return JPY Index upon termination	5,239	—	5,239
Bank of America	CHF	369	Pay or receive amounts based on market value fluctuation of Swiss Market Index Futures upon termination	(2,201)	(127)	(2,074)
BNP Paribas		(492)	Pay quarterly fixed payments on the BNP China Property Index and receive quarterly variable payments based on 3 Month LIBOR -32bps	(28,190)	—	(28,190)

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
BNP Paribas		(430)	Pay quarterly fixed payments on the BNP Machinery Basket Index and receive quarterly variable payments based on 3 Month LIBOR +25bps	$(43,163)	$—	$(43,163)
BNP Paribas		(856)	Pay quarterly fixed payments on the BNP Machinery Basket Index and receive quarterly variable payments based on 3 Month LIBOR +25bps	(31,071)	—	(31,071)
BNP Paribas		(490)	Pay quarterly fixed payments on the GDWUENR Index and receive quarterly variable payments based on 3 Month LIBOR -3bps	(22,594)	—	(22,594)
BNP Paribas		(829)	Pay quarterly fixed payments on the Morgan Stanley Copper Basket Index and receive quarterly variable payments based on 3 Month LIBOR -10bps	(85,011)	—	(85,011)
Goldman Sachs & Co.	CAD	9,087	Pay or receive amounts based on market value fluctuation of MSCI Canada Net Return CAD Index upon termination	69,475	—	69,475
Goldman Sachs & Co.	HKD	129,294	Pay or receive amounts based on market value fluctuation of MSCI Hong Kong Net Return HKD Index upon termination	568,466	—	568,466
Goldman Sachs & Co.	EUR	(2,500)	Pay or receive amounts based on market value fluctuation of MSCI Italy Net Return EUR Index upon termination	42,608	—	42,608
Goldman Sachs & Co.	JPY	282,377	Pay or receive amounts based on market value fluctuation of MSCI Japan Net Return JPY Index upon termination	35,197	—	35,197
Goldman Sachs & Co.	SEK	(76,104)	Pay or receive amounts based on market value fluctuation of MSCI Sweden Net Return SEK Index upon termination	100,740	—	100,740
Goldman Sachs & Co.	CHF	(8,111)	Pay or receive amounts based on market value fluctuation of MSCI Switzerland Net Return CHF Index upon termination	7,620	—	7,620
Goldman Sachs & Co.		(11)	Pay or receive monthly amounts based on market value fluctuation of 3D Systems Corp.	16,800	—	16,800
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of A.O. Smith Corp.	—	—	—
Goldman Sachs & Co.	GBP	(32)	Pay or receive monthly amounts based on market value fluctuation of AA PLC	(4,826)	—	(4,826)
Goldman Sachs & Co.		2	Pay or receive monthly amounts based on market value fluctuation of Aaron’s, Inc.	2,647	—	2,647
Goldman Sachs & Co.		11	Pay or receive monthly amounts based on market value fluctuation of AbbVie, Inc.	(16,988)	—	(16,988)

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of ABIOMED, Inc.	$(301)	$—	$(301)
Goldman Sachs & Co.		(9)	Pay or receive monthly amounts based on market value fluctuation of Acadia Healthcare Co., Inc.	(7,193)	—	(7,193)
Goldman Sachs & Co.	EUR	(18)	Pay or receive monthly amounts based on market value fluctuation of Accor SA	(13,726)	—	(13,726)
Goldman Sachs & Co.	EUR	(1)	Pay or receive monthly amounts based on market value fluctuation of Acerinox SA	(370)	—	(370)
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of ACI Worldwide, Inc.	451	—	451
Goldman Sachs & Co.		(3)	Pay or receive monthly amounts based on market value fluctuation of Acuity Brands, Inc.	(16,786)	—	(16,786)
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Acxiom Corp	55	—	55
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Adient PLC	(573)	—	(573)
Goldman Sachs & Co.		(4)	Pay or receive monthly amounts based on market value fluctuation of Advance Auto Parts, Inc.	10,591	—	10,591
Goldman Sachs & Co.		(98)	Pay or receive monthly amounts based on market value fluctuation of Advanced Micro Devices, Inc.	68,652	—	68,652
Goldman Sachs & Co.	EUR	(1)	Pay or receive monthly amounts based on market value fluctuation of Aeroports de Paris	(114)	—	(114)
Goldman Sachs & Co.		(25)	Pay or receive monthly amounts based on market value fluctuation of AES Corp.	2,075	—	2,075
Goldman Sachs & Co.		20	Pay or receive monthly amounts based on market value fluctuation of Aflac, Inc.	(10,140)	—	(10,140)
Goldman Sachs & Co.		(9)	Pay or receive monthly amounts based on market value fluctuation of Agios Pharmaceuticals, Inc.	(41,420)	—	(41,420)
Goldman Sachs & Co.	AUD	(1)	Pay or receive monthly amounts based on market value fluctuation of AGL Energy Ltd.	25	—	25
Goldman Sachs & Co.	EUR	28	Pay or receive monthly amounts based on market value fluctuation of Air France-KLM	12,601	—	12,601
Goldman Sachs & Co.		6	Pay or receive monthly amounts based on market value fluctuation of Air Lease Corp.	6,821	—	6,821
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Air Products & Chemicals, Inc.	(444)	—	(444)
Goldman Sachs & Co.	EUR	(8)	Pay or receive monthly amounts based on market value fluctuation of Airbus SE	33,748	—	33,748

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.	8	Pay or receive monthly amounts based on market value fluctuation of Akamai Technologies, Inc.	$(4,986)	$—	$(4,986)
Goldman Sachs & Co.	(3)	Pay or receive monthly amounts based on market value fluctuation of Albemarle Corp.	12,725	—	12,725
Goldman Sachs & Co.	4	Pay or receive monthly amounts based on market value fluctuation of Alcatel-Lucent	14,630	—	14,630
Goldman Sachs & Co.	(16)	Pay or receive monthly amounts based on market value fluctuation of Alkermes PLC	(39,333)	—	(39,333)
Goldman Sachs & Co.	(17)	Pay or receive monthly amounts based on market value fluctuation of Allegheny Technologies, Inc.	6,949	—	6,949
Goldman Sachs & Co.	(1)	Pay or receive monthly amounts based on market value fluctuation of Allegion PLC	1,587	—	1,587
Goldman Sachs & Co.	(1)	Pay or receive monthly amounts based on market value fluctuation of Allergan PLC	5,124	—	5,124
Goldman Sachs & Co.	(1)	Pay or receive monthly amounts based on market value fluctuation of Alliance Data Systems Corp.	(6,999)	—	(6,999)
Goldman Sachs & Co.	(2)	Pay or receive monthly amounts based on market value fluctuation of Alliant Energy Corp.	2,038	—	2,038
Goldman Sachs & Co.	(28)	Pay or receive monthly amounts based on market value fluctuation of Allscripts Healthcare Solutions, Inc.	10,247	—	10,247
Goldman Sachs & Co.	11	Pay or receive monthly amounts based on market value fluctuation of Allstate Corp. (The)	6,313	—	6,313
Goldman Sachs & Co.	1	Pay or receive monthly amounts based on market value fluctuation of Ally Financial, Inc.	309	—	309
Goldman Sachs & Co.	(6)	Pay or receive monthly amounts based on market value fluctuation of Alnylam Pharmaceuticals, Inc.	(24,955)	—	(24,955)
Goldman Sachs & Co.	1	Pay or receive monthly amounts based on market value fluctuation of Alphabet, Inc.	(28,279)	—	(28,279)
Goldman Sachs & Co.	(2)	Pay or receive monthly amounts based on market value fluctuation of Altria Group, Inc.	2,383	—	2,383
Goldman Sachs & Co.	AUD (42)	Pay or receive monthly amounts based on market value fluctuation of Alumina Ltd.	(1,933)	—	(1,933)
Goldman Sachs & Co.	EUR 7	Pay or receive monthly amounts based on market value fluctuation of Amadeus IT Group SA	(8,041)	—	(8,041)
Goldman Sachs & Co.	1	Pay or receive monthly amounts based on market value fluctuation of Amazon.com, Inc.	(10,473)	—	(10,473)
Goldman Sachs & Co.	— (r)	Pay or receive monthly amounts based on market value fluctuation of AMC Networks, Inc.	(770)	—	(770)

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		9	Pay or receive monthly amounts based on market value fluctuation of Amdocs Ltd.	$(458)	$—	$(458)
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of AMERCO	(2,352)	—	(2,352)
Goldman Sachs & Co.		5	Pay or receive monthly amounts based on market value fluctuation of Ameren Corp.	(7,014)	—	(7,014)
Goldman Sachs & Co.		(21)	Pay or receive monthly amounts based on market value fluctuation of American Airlines Group, Inc.	(11,213)	—	(11,213)
Goldman Sachs & Co.		(12)	Pay or receive monthly amounts based on market value fluctuation of American Eagle Outfitters, Inc.	(6,563)	—	(6,563)
Goldman Sachs & Co.		3	Pay or receive monthly amounts based on market value fluctuation of American Financial Group, Inc.	9,187	—	9,187
Goldman Sachs & Co.		(3)	Pay or receive monthly amounts based on market value fluctuation of American International Group, Inc.	(450)	—	(450)
Goldman Sachs & Co.		6	Pay or receive monthly amounts based on market value fluctuation of Ameriprise Financial, Inc.	(3,827)	—	(3,827)
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of AmerisourceBergen Corp.	975	—	975
Goldman Sachs & Co.		10	Pay or receive monthly amounts based on market value fluctuation of Amgen, Inc.	(21,470)	—	(21,470)
Goldman Sachs & Co.	EUR	— (r)	Pay or receive monthly amounts based on market value fluctuation of Amundi SA	(372)	—	(372)
Goldman Sachs & Co.		(14)	Pay or receive monthly amounts based on market value fluctuation of Anadarko Petroleum Corp.	(62,722)	—	(62,722)
Goldman Sachs & Co.	GBP	22	Pay or receive monthly amounts based on market value fluctuation of Anglo American PLC	20,588	—	20,588
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of ANSYS, Inc.	113	—	113
Goldman Sachs & Co.		(7)	Pay or receive monthly amounts based on market value fluctuation of Antero Resources Corp.	(6,474)	—	(6,474)
Goldman Sachs & Co.		9	Pay or receive monthly amounts based on market value fluctuation of Anthem, Inc.	(18,204)	—	(18,204)
Goldman Sachs & Co.	GBP	(10)	Pay or receive monthly amounts based on market value fluctuation of Antofagasta PLC	(7,193)	—	(7,193)
Goldman Sachs & Co.	AUD	(2)	Pay or receive monthly amounts based on market value fluctuation of APA Group	397	—	397
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of Apache Corp.	(4,191)	—	(4,191)

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Apple, Inc.	$(2,214)	$—	$(2,214)
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Applied Materials, Inc.	(2,513)	—	(2,513)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of AptarGroup, Inc.	121	—	121
Goldman Sachs & Co.		10	Pay or receive monthly amounts based on market value fluctuation of Archer-Daniels-Midland Co.	(1,438)	—	(1,438)
Goldman Sachs & Co.		(21)	Pay or receive monthly amounts based on market value fluctuation of Arconic Inc	(34,157)	—	(34,157)
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of Arista Networks, Inc.	(434)	—	(434)
Goldman Sachs & Co.	AUD	(1)	Pay or receive monthly amounts based on market value fluctuation of Aristocrat Leisure Ltd.	263	—	263
Goldman Sachs & Co.	EUR	1	Pay or receive monthly amounts based on market value fluctuation of Arkema SA	(3,650)	—	(3,650)
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of Armstrong World Industries, Inc.	(1,551)	—	(1,551)
Goldman Sachs & Co.		11	Pay or receive monthly amounts based on market value fluctuation of Arrow Electronics, Inc.	2,895	—	2,895
Goldman Sachs & Co.		(3)	Pay or receive monthly amounts based on market value fluctuation of Artisan Partners Asset Management, Inc.	1,550	—	1,550
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Ashland Global Holdings, Inc.	(98)	—	(98)
Goldman Sachs & Co.	GBP	4	Pay or receive monthly amounts based on market value fluctuation of Ashmore Group PLC	620	—	620
Goldman Sachs & Co.	GBP	12	Pay or receive monthly amounts based on market value fluctuation of Ashtead Group PLC	7,159	—	7,159
Goldman Sachs & Co.	HKD	(6)	Pay or receive monthly amounts based on market value fluctuation of ASM Pacific Technology Ltd.	(2,334)	—	(2,334)
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Aspen Insurance Holdings Ltd.	(73)	—	(73)
Goldman Sachs & Co.		23	Pay or receive monthly amounts based on market value fluctuation of Assured Guaranty Ltd.	(2,063)	—	(2,063)
Goldman Sachs & Co.	GBP	(10)	Pay or receive monthly amounts based on market value fluctuation of AstraZeneca PLC	(27,850)	—	(27,850)
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of athenahealth, Inc.	5,364	—	5,364

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		(7)	Pay or receive monthly amounts based on market value fluctuation of Atlassian Corp. PLC	$8,945	$—	$8,945
Goldman Sachs & Co.	EUR	3	Pay or receive monthly amounts based on market value fluctuation of Atos SE	(21,287)	—	(21,287)
Goldman Sachs & Co.	EUR	(2)	Pay or receive monthly amounts based on market value fluctuation of Atresmedia Corp. de Medios de Comunicacion SA	1,922	—	1,922
Goldman Sachs & Co.		(6)	Pay or receive monthly amounts based on market value fluctuation of Autodesk, Inc.	15,932	—	15,932
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Avangrid, Inc.	424	—	424
Goldman Sachs & Co.		(5)	Pay or receive monthly amounts based on market value fluctuation of Avis Budget Group, Inc.	8,778	—	8,778
Goldman Sachs & Co.	GBP	(13)	Pay or receive monthly amounts based on market value fluctuation of Aviva PLC	(349)	—	(349)
Goldman Sachs & Co.		10	Pay or receive monthly amounts based on market value fluctuation of Avnet, Inc.	(5,195)	—	(5,195)
Goldman Sachs & Co.		(65)	Pay or receive monthly amounts based on market value fluctuation of Avon Products, Inc.	(648)	—	(648)
Goldman Sachs & Co.		(26)	Pay or receive monthly amounts based on market value fluctuation of Axalta Coating Systems Ltd.	(21,319)	—	(21,319)
Goldman Sachs & Co.		3	Pay or receive monthly amounts based on market value fluctuation of Axis Capital Holdings Ltd.	(110)	—	(110)
Goldman Sachs & Co.	GBP	9	Pay or receive monthly amounts based on market value fluctuation of Babcock International Group PLC	(116)	—	(116)
Goldman Sachs & Co.		(31)	Pay or receive monthly amounts based on market value fluctuation of Ball Corp.	20,578	—	20,578
Goldman Sachs & Co.	EUR	(10)	Pay or receive monthly amounts based on market value fluctuation of Banco Santander SA	2,338	—	2,338
Goldman Sachs & Co.		(13)	Pay or receive monthly amounts based on market value fluctuation of Bank of America Corp.	3,692	—	3,692
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Bank of Hawaii Corp.	(333)	—	(333)
Goldman Sachs & Co.		9	Pay or receive monthly amounts based on market value fluctuation of Bank of New York Mellon Corp. (The)	(5,279)	—	(5,279)
Goldman Sachs & Co.	EUR	(99)	Pay or receive monthly amounts based on market value fluctuation of Bankia SA	6,188	—	6,188

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.	EUR	13	Pay or receive monthly amounts based on market value fluctuation of Bankinter SA	$(107)	$—	$(107)
Goldman Sachs & Co.	GBP	61	Pay or receive monthly amounts based on market value fluctuation of Barclays PLC	(1,155)	—	(1,155)
Goldman Sachs & Co.	GBP	94	Pay or receive monthly amounts based on market value fluctuation of Barratt Developments PLC	7,591	—	7,591
Goldman Sachs & Co.		10	Pay or receive monthly amounts based on market value fluctuation of Baxter International, Inc.	(7,909)	—	(7,909)
Goldman Sachs & Co.	GBP	32	Pay or receive monthly amounts based on market value fluctuation of BBA Aviation PLC	2,882	—	2,882
Goldman Sachs & Co.		2	Pay or receive monthly amounts based on market value fluctuation of Bed Bath & Beyond, Inc.	(2,650)	—	(2,650)
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Belden, Inc.	2,235	—	2,235
Goldman Sachs & Co.	GBP	13	Pay or receive monthly amounts based on market value fluctuation of Bellway PLC	(4,774)	—	(4,774)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Bemis Co., Inc.	(163)	—	(163)
Goldman Sachs & Co.	GBP	17	Pay or receive monthly amounts based on market value fluctuation of Berkeley Group Holdings PLC	(1,579)	—	(1,579)
Goldman Sachs & Co.		(5)	Pay or receive monthly amounts based on market value fluctuation of Berry Plastics Group, Inc.	3,687	—	3,687
Goldman Sachs & Co.		25	Pay or receive monthly amounts based on market value fluctuation of Best Buy Co., Inc.	37,021	—	37,021
Goldman Sachs & Co.	GBP	26	Pay or receive monthly amounts based on market value fluctuation of BHP Billiton PLC	26,970	—	26,970
Goldman Sachs & Co.		6	Pay or receive monthly amounts based on market value fluctuation of Big Lots, Inc.	3,984	—	3,984
Goldman Sachs & Co.		6	Pay or receive monthly amounts based on market value fluctuation of Biogen, Inc.	(47,867)	—	(47,867)
Goldman Sachs & Co.		(12)	Pay or receive monthly amounts based on market value fluctuation of BioMarin Pharmaceutical, Inc.	42,347	—	42,347
Goldman Sachs & Co.	EUR	2	Pay or receive monthly amounts based on market value fluctuation of BioMerieux	1,092	—	1,092
Goldman Sachs & Co.		9	Pay or receive monthly amounts based on market value fluctuation of Bioverativ, Inc.	3,542	—	3,542
Goldman Sachs & Co.		(4)	Pay or receive monthly amounts based on market value fluctuation of Black Hills Corp.	(1,467)	—	(1,467)

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of BlackRock, Inc.	$(1,782)	$—	$(1,782)
Goldman Sachs & Co.		(23)	Pay or receive monthly amounts based on market value fluctuation of Blue Buffalo Pet Products, Inc.	(18,233)	—	(18,233)
Goldman Sachs & Co.	AUD	(2)	Pay or receive monthly amounts based on market value fluctuation of BlueScope Steel Ltd.	(1,724)	—	(1,724)
Goldman Sachs & Co.		2	Pay or receive monthly amounts based on market value fluctuation of Boeing Co. (The)	(2,505)	—	(2,505)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of BOK Financial Corp.	(257)	—	(257)
Goldman Sachs & Co.	EUR	— (r)	Pay or receive monthly amounts based on market value fluctuation of Bollore SA	(34)	—	(34)
Goldman Sachs & Co.	EUR	(25)	Pay or receive monthly amounts based on market value fluctuation of Bollore SA	356	—	356
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Boston Beer Co., Inc. (The)	640	—	640
Goldman Sachs & Co.	EUR	1	Pay or receive monthly amounts based on market value fluctuation of Bouygues SA	(368)	—	(368)
Goldman Sachs & Co.	GBP	(187)	Pay or receive monthly amounts based on market value fluctuation of BP PLC	(32,830)	—	(32,830)
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Brinker International, Inc.	160	—	160
Goldman Sachs & Co.	GBP	(19)	Pay or receive monthly amounts based on market value fluctuation of British American Tobacco PLC	(15,257)	—	(15,257)
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Broadcom Ltd.	(2,695)	—	(2,695)
Goldman Sachs & Co.		(34)	Pay or receive monthly amounts based on market value fluctuation of Brookdale Senior Living, Inc.	7,908	—	7,908
Goldman Sachs & Co.	GBP	110	Pay or receive monthly amounts based on market value fluctuation of BT Group PLC	(5,402)	—	(5,402)
Goldman Sachs & Co.	GBP	5	Pay or receive monthly amounts based on market value fluctuation of BTG PLC	1,086	—	1,086
Goldman Sachs & Co.	EUR	(3)	Pay or receive monthly amounts based on market value fluctuation of Bureau Veritas SA	388	—	388
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Burlington Stores, Inc.	5,033	—	5,033
Goldman Sachs & Co.		17	Pay or receive monthly amounts based on market value fluctuation of CA, Inc.	(7,983)	—	(7,983)

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.	1	Pay or receive monthly amounts based on market value fluctuation of Cabot Corp.	$4,735	$—	$4,735
Goldman Sachs & Co.	(38)	Pay or receive monthly amounts based on market value fluctuation of Cabot Oil & Gas Corp.	(57,277)	—	(57,277)
Goldman Sachs & Co.	10	Pay or receive monthly amounts based on market value fluctuation of Cadence Design Systems, Inc.	(16,661)	—	(16,661)
Goldman Sachs & Co.	EUR 2	Pay or receive monthly amounts based on market value fluctuation of Capgemini SA	434	—	434
Goldman Sachs & Co.	GBP (62)	Pay or receive monthly amounts based on market value fluctuation of Capita PLC	4,111	—	4,111
Goldman Sachs & Co.	— (r)	Pay or receive monthly amounts based on market value fluctuation of CarMax, Inc.	1,989	—	1,989
Goldman Sachs & Co.	1	Pay or receive monthly amounts based on market value fluctuation of Carnival Corp.	(151)	—	(151)
Goldman Sachs & Co.	(3)	Pay or receive monthly amounts based on market value fluctuation of Carpenter Technology Corp.	5,099	—	5,099
Goldman Sachs & Co.	EUR (20)	Pay or receive monthly amounts based on market value fluctuation of Carrefour SA	(18,373)	—	(18,373)
Goldman Sachs & Co.	32	Pay or receive monthly amounts based on market value fluctuation of Casa Ley	328	—	328
Goldman Sachs & Co.	EUR (2)	Pay or receive monthly amounts based on market value fluctuation of Casino Guichard Perrachon SA	(2,716)	—	(2,716)
Goldman Sachs & Co.	(2)	Pay or receive monthly amounts based on market value fluctuation of Catalent, Inc.	258	—	258
Goldman Sachs & Co.	(4)	Pay or receive monthly amounts based on market value fluctuation of Cavium, Inc.	6,033	—	6,033
Goldman Sachs & Co.	— (r)	Pay or receive monthly amounts based on market value fluctuation of Cboe Global Markets, Inc.	(199)	—	(199)
Goldman Sachs & Co.	4	Pay or receive monthly amounts based on market value fluctuation of CDK Global, Inc.	(651)	—	(651)
Goldman Sachs & Co.	1	Pay or receive monthly amounts based on market value fluctuation of CDW Corp.	(871)	—	(871)
Goldman Sachs & Co.	2	Pay or receive monthly amounts based on market value fluctuation of Celanese Corp.	(2,409)	—	(2,409)
Goldman Sachs & Co.	9	Pay or receive monthly amounts based on market value fluctuation of Celgene Corp.	(33,334)	—	(33,334)
Goldman Sachs & Co.	EUR (28)	Pay or receive monthly amounts based on market value fluctuation of Cellnex Telecom SA	11,934	—	11,934

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.	— (r)	Pay or receive monthly amounts based on market value fluctuation of Centene Corp.	$(174)	$—	$(174)
Goldman Sachs & Co.	2	Pay or receive monthly amounts based on market value fluctuation of Centennial Resource Development, Inc.	(598)	—	(598)
Goldman Sachs & Co.	(63)	Pay or receive monthly amounts based on market value fluctuation of CenturyLink, Inc.	60,704	—	60,704
Goldman Sachs & Co.	1	Pay or receive monthly amounts based on market value fluctuation of Cerner Corp.	(1,148)	—	(1,148)
Goldman Sachs & Co.	(8)	Pay or receive monthly amounts based on market value fluctuation of CF Industries Holdings, Inc.	(12,540)	—	(12,540)
Goldman Sachs & Co.	6	Pay or receive monthly amounts based on market value fluctuation of Charles River Laboratories International, Inc.	6,018	—	6,018
Goldman Sachs & Co.	(28)	Pay or receive monthly amounts based on market value fluctuation of Charles Schwab Corp. (The)	10,204	—	10,204
Goldman Sachs & Co.	(5)	Pay or receive monthly amounts based on market value fluctuation of Charter Communications, Inc.	(66,922)	—	(66,922)
Goldman Sachs & Co.	9	Pay or receive monthly amounts based on market value fluctuation of Cheesecake Factory, Inc. (The)	4,987	—	4,987
Goldman Sachs & Co.	(24)	Pay or receive monthly amounts based on market value fluctuation of Cheniere Energy, Inc.	(99,661)	—	(99,661)
Goldman Sachs & Co.	18	Pay or receive monthly amounts based on market value fluctuation of Chesapeake Energy Corp.	1,191	—	1,191
Goldman Sachs & Co.	(11)	Pay or receive monthly amounts based on market value fluctuation of Chevron Corp.	(58,143)	—	(58,143)
Goldman Sachs & Co.	(1)	Pay or receive monthly amounts based on market value fluctuation of Church & Dwight Co., Inc.	(810)	—	(810)
Goldman Sachs & Co.	EUR 6	Pay or receive monthly amounts based on market value fluctuation of Cie Generale des Etablissements Michelin	(19,850)	—	(19,850)
Goldman Sachs & Co.	1	Pay or receive monthly amounts based on market value fluctuation of Cigna Corp.	(4,011)	—	(4,011)
Goldman Sachs & Co.	3	Pay or receive monthly amounts based on market value fluctuation of Cinemark Holdings, Inc.	(3,059)	—	(3,059)
Goldman Sachs & Co.	15	Pay or receive monthly amounts based on market value fluctuation of Cirrus Logic, Inc.	300	—	300
Goldman Sachs & Co.	— (r)	Pay or receive monthly amounts based on market value fluctuation of CIT Group, Inc.	314	—	314

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Citizens Financial Group, Inc.	$353	$—	$353
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Citrix Systems, Inc.	312	—	312
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of Clean Harbors, Inc.	(2,430)	—	(2,430)
Goldman Sachs & Co.	GBP	5	Pay or receive monthly amounts based on market value fluctuation of Close Brothers Group PLC	(210)	—	(210)
Goldman Sachs & Co.		3	Pay or receive monthly amounts based on market value fluctuation of CNO Financial Group, Inc.	502	—	502
Goldman Sachs & Co.	EUR	6	Pay or receive monthly amounts based on market value fluctuation of CNP Assurances	(332)	—	(332)
Goldman Sachs & Co.		(5)	Pay or receive monthly amounts based on market value fluctuation of Coach, Inc.	(3,738)	—	(3,738)
Goldman Sachs & Co.	GBP	(138)	Pay or receive monthly amounts based on market value fluctuation of Cobham PLC	(4,480)	—	(4,480)
Goldman Sachs & Co.		(4)	Pay or receive monthly amounts based on market value fluctuation of Coca-Cola Co. (The)	221	—	221
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Cognex Corp.	792	—	792
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Comerica, Inc.	466	—	466
Goldman Sachs & Co.		11	Pay or receive monthly amounts based on market value fluctuation of Commerce Bancshares, Inc.	(6,956)	—	(6,956)
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of CommVault Systems, Inc.	2,608	—	2,608
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of comScore Inc	(2,132)	—	(2,132)
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Concho Resources, Inc.	(7,389)	—	(7,389)
Goldman Sachs & Co.		(28)	Pay or receive monthly amounts based on market value fluctuation of Conduent, Inc.	(14,667)	—	(14,667)
Goldman Sachs & Co.		(16)	Pay or receive monthly amounts based on market value fluctuation of ConocoPhillips	(27,037)	—	(27,037)
Goldman Sachs & Co.		(4)	Pay or receive monthly amounts based on market value fluctuation of CONSOL Energy, Inc.	(1,325)	—	(1,325)
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Consolidated Edison, Inc.	(3,467)	—	(3,467)

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued) :
Goldman Sachs & Co.	GBP	(22)	Pay or receive monthly amounts based on market value fluctuation of ConvaTec Group PLC	$806	$—	$806
Goldman Sachs & Co.		15	Pay or receive monthly amounts based on market value fluctuation of Convergys Corp.	(11,658)	—	(11,658)
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Cooper Cos., Inc. (The)	(6,198)	—	(6,198)
Goldman Sachs & Co.		2	Pay or receive monthly amounts based on market value fluctuation of Cooper Tire & Rubber Co.	(429)	—	(429)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Copart, Inc.	(69)	—	(69)
Goldman Sachs & Co.		3	Pay or receive monthly amounts based on market value fluctuation of CoreLogic, Inc.	(140)	—	(140)
Goldman Sachs & Co.		21	Pay or receive monthly amounts based on market value fluctuation of Corning, Inc.	(7,060)	—	(7,060)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of CoStar Group, Inc.	60	—	60
Goldman Sachs & Co.		(65)	Pay or receive monthly amounts based on market value fluctuation of Coty, Inc.	(12,282)	—	(12,282)
Goldman Sachs & Co.		(7)	Pay or receive monthly amounts based on market value fluctuation of Covanta Holding Corp.	(3,130)	—	(3,130)
Goldman Sachs & Co.		3	Pay or receive monthly amounts based on market value fluctuation of Cracker Barrel Old Country Store, Inc.	(20,205)	—	(20,205)
Goldman Sachs & Co.		2	Pay or receive monthly amounts based on market value fluctuation of Crane Co.	937	—	937
Goldman Sachs & Co.		(6)	Pay or receive monthly amounts based on market value fluctuation of Cree, Inc.	15,660	—	15,660
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Curtiss-Wright Corp.	(1,740)	—	(1,740)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of CVS Health Corp.	259	—	259
Goldman Sachs & Co.		(43)	Pay or receive monthly amounts based on market value fluctuation of Cypress Semiconductor Corp.	16,085	—	16,085
Goldman Sachs & Co.		7	Pay or receive monthly amounts based on market value fluctuation of D.R. Horton, Inc.	(2,775)	—	(2,775)
Goldman Sachs & Co.	GBP	11	Pay or receive monthly amounts based on market value fluctuation of Daily Mail & General Trust PLC	218	—	218
Goldman Sachs & Co.		3	Pay or receive monthly amounts based on market value fluctuation of Dana, Inc.	(701)	—	(701)

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#			Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		1		Pay or receive monthly amounts based on market value fluctuation of Danaher Corp.	$(1,210)	$—	$(1,210)
Goldman Sachs & Co.		1		Pay or receive monthly amounts based on market value fluctuation of Darden Restaurants, Inc.	7,491	—	7,491
Goldman Sachs & Co.	EUR	—	(r)	Pay or receive monthly amounts based on market value fluctuation of Dassault Systemes SE	(1,089)	—	(1,089)
Goldman Sachs & Co.		(3)		Pay or receive monthly amounts based on market value fluctuation of DaVita, Inc.	(2,668)	—	(2,668)
Goldman Sachs & Co.	GBP	1		Pay or receive monthly amounts based on market value fluctuation of DCC PLC	3,569	—	3,569
Goldman Sachs & Co.		(2)		Pay or receive monthly amounts based on market value fluctuation of Dean Foods Co.	191	—	191
Goldman Sachs & Co.		(4)		Pay or receive monthly amounts based on market value fluctuation of Delphi Automotive PLC	(2,361)	—	(2,361)
Goldman Sachs & Co.		(1)		Pay or receive monthly amounts based on market value fluctuation of Delphi Technologies PLC	873	—	873
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of Delta Air Lines, Inc.	(4)	—	(4)
Goldman Sachs & Co.		5		Pay or receive monthly amounts based on market value fluctuation of Deluxe Corp.	3,030	—	3,030
Goldman Sachs & Co.		19		Pay or receive monthly amounts based on market value fluctuation of Devon Energy Corp.	64,669	—	64,669
Goldman Sachs & Co.		6		Pay or receive monthly amounts based on market value fluctuation of DeVry Education Group, Inc.	(24,373)	—	(24,373)
Goldman Sachs & Co.		(10)		Pay or receive monthly amounts based on market value fluctuation of DexCom, Inc.	9,957	—	9,957
Goldman Sachs & Co.	GBP	(2)		Pay or receive monthly amounts based on market value fluctuation of Diageo PLC	(1,381)	—	(1,381)
Goldman Sachs & Co.		7		Pay or receive monthly amounts based on market value fluctuation of Diamond Offshore Drilling, Inc.	10,588	—	10,588
Goldman Sachs & Co.		(11)		Pay or receive monthly amounts based on market value fluctuation of Diebold Nixdorf, Inc.	5,322	—	5,322
Goldman Sachs & Co.		3		Pay or receive monthly amounts based on market value fluctuation of Dillard’s, Inc.	(2,228)	—	(2,228)
Goldman Sachs & Co.		2		Pay or receive monthly amounts based on market value fluctuation of Discover Financial Services	1,590	—	1,590
Goldman Sachs & Co.		(6)		Pay or receive monthly amounts based on market value fluctuation of DISH Network Corp.	11,693	—	11,693

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#			Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.	EUR	(5)		Pay or receive monthly amounts based on market value fluctuation of Distribuidora Internacional de Alimentacion SA	$(729)	$—	$(729)
Goldman Sachs & Co.	GBP	55		Pay or receive monthly amounts based on market value fluctuation of Dixons Carphone PLC	5,050	—	5,050
Goldman Sachs & Co.		(9)		Pay or receive monthly amounts based on market value fluctuation of Dominion Resources, Inc.	12,567	—	12,567
Goldman Sachs & Co.		(3)		Pay or receive monthly amounts based on market value fluctuation of Domino’s Pizza, Inc.	(7,980)	—	(7,980)
Goldman Sachs & Co.		(2)		Pay or receive monthly amounts based on market value fluctuation of Dover Corp.	(2,827)	—	(2,827)
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of Dr. Pepper Snapple Group, Inc.	(873)	—	(873)
Goldman Sachs & Co.		2		Pay or receive monthly amounts based on market value fluctuation of Dril-Quip, Inc.	3,728	—	3,728
Goldman Sachs & Co.	GBP	4		Pay or receive monthly amounts based on market value fluctuation of DS Smith PLC	400	—	400
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of DST Systems, Inc.	242	—	242
Goldman Sachs & Co.		3		Pay or receive monthly amounts based on market value fluctuation of DTE Energy Co.	(5,362)	—	(5,362)
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of Dun & Bradstreet Corp. (The)	359	—	359
Goldman Sachs & Co.		7		Pay or receive monthly amounts based on market value fluctuation of Durata Therapeutics, Inc.^	(635)	—	(635)
Goldman Sachs & Co.		1		Pay or receive monthly amounts based on market value fluctuation of E*TRADE Financial Corp.	(137)	—	(137)
Goldman Sachs & Co.		3		Pay or receive monthly amounts based on market value fluctuation of Eastman Chemical Co.	3,036	—	3,036
Goldman Sachs & Co.	GBP	(1)		Pay or receive monthly amounts based on market value fluctuation of easyJet PLC	(286)	—	(286)
Goldman Sachs & Co.		1		Pay or receive monthly amounts based on market value fluctuation of Eaton Corp. PLC	2,313	—	2,313
Goldman Sachs & Co.		67		Pay or receive monthly amounts based on market value fluctuation of eBay, Inc.	(24,607)	—	(24,607)
Goldman Sachs & Co.		(2)		Pay or receive monthly amounts based on market value fluctuation of Ecolab, Inc.	2,034	—	2,034
Goldman Sachs & Co.	EUR	(20)		Pay or receive monthly amounts based on market value fluctuation of Edenred	(2,182)	—	(2,182)

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#			Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		(1)		Pay or receive monthly amounts based on market value fluctuation of Edgewell Personal Care Co.	$902	$—	$902
Goldman Sachs & Co.	EUR	1		Pay or receive monthly amounts based on market value fluctuation of Electricite de France SA	(471)	—	(471)
Goldman Sachs & Co.		3		Pay or receive monthly amounts based on market value fluctuation of Electronic Arts, Inc.	(6,131)	—	(6,131)
Goldman Sachs & Co.		2		Pay or receive monthly amounts based on market value fluctuation of Eli Lilly & Co.	(2,731)	—	(2,731)
Goldman Sachs & Co.	EUR	5		Pay or receive monthly amounts based on market value fluctuation of Elior Group	5,540	—	5,540
Goldman Sachs & Co.	EUR	1		Pay or receive monthly amounts based on market value fluctuation of Elis SA	599	—	599
Goldman Sachs & Co.		3		Pay or receive monthly amounts based on market value fluctuation of EMCOR Group, Inc.	(2,700)	—	(2,700)
Goldman Sachs & Co.	EUR	30		Pay or receive monthly amounts based on market value fluctuation of Endesa SA	(28,898)	—	(28,898)
Goldman Sachs & Co.		(40)		Pay or receive monthly amounts based on market value fluctuation of Endo International PLC	21,433	—	21,433
Goldman Sachs & Co.		1		Pay or receive monthly amounts based on market value fluctuation of EnerSys	518	—	518
Goldman Sachs & Co.	EUR	7		Pay or receive monthly amounts based on market value fluctuation of Engie SA	(3,024)	—	(3,024)
Goldman Sachs & Co.		(4)		Pay or receive monthly amounts based on market value fluctuation of Entergy Corp.	3,290	—	3,290
Goldman Sachs & Co.		(31)		Pay or receive monthly amounts based on market value fluctuation of Envision Healthcare Corp.	(21,914)	—	(21,914)
Goldman Sachs & Co.		(6)		Pay or receive monthly amounts based on market value fluctuation of EOG Resources, Inc.	(37,938)	—	(37,938)
Goldman Sachs & Co.		(3)		Pay or receive monthly amounts based on market value fluctuation of EQT Corp.	(5,426)	—	(5,426)
Goldman Sachs & Co.	GBP	(10)		Pay or receive monthly amounts based on market value fluctuation of Essentra PLC	(3,201)	—	(3,201)
Goldman Sachs & Co.	EUR	(1)		Pay or receive monthly amounts based on market value fluctuation of Essilor International SA	(1,585)	—	(1,585)
Goldman Sachs & Co.		1		Pay or receive monthly amounts based on market value fluctuation of Esterline Technologies Corp.	968	—	968
Goldman Sachs & Co.	EUR	—	(r)	Pay or receive monthly amounts based on market value fluctuation of Eurofins Scientific SE	432	—	432

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#			Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.	EUR	3		Pay or receive monthly amounts based on market value fluctuation of Eutelsat Communication SA	$1,184	$—	$1,184
Goldman Sachs & Co.		5		Pay or receive monthly amounts based on market value fluctuation of Everest Re Group Ltd.	10,559	—	10,559
Goldman Sachs & Co.	GBP	(6)		Pay or receive monthly amounts based on market value fluctuation of Evraz PLC	(1,147)	—	(1,147)
Goldman Sachs & Co.		11		Pay or receive monthly amounts based on market value fluctuation of Exelixis, Inc.	46,292	—	46,292
Goldman Sachs & Co.		26		Pay or receive monthly amounts based on market value fluctuation of Exelon Corp.	(27,838)	—	(27,838)
Goldman Sachs & Co.	GBP	(12)		Pay or receive monthly amounts based on market value fluctuation of Experian PLC	(6,017)	—	(6,017)
Goldman Sachs & Co.		14		Pay or receive monthly amounts based on market value fluctuation of Express Scripts Holding Co.	18,264	—	18,264
Goldman Sachs & Co.		(13)		Pay or receive monthly amounts based on market value fluctuation of Exxon Mobil Corp.	(7,453)	—	(7,453)
Goldman Sachs & Co.		13		Pay or receive monthly amounts based on market value fluctuation of Facebook, Inc.	(50,382)	—	(50,382)
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of Fair Isaac Corp.	(1,410)	—	(1,410)
Goldman Sachs & Co.		(19)		Pay or receive monthly amounts based on market value fluctuation of Fastenal Co.	(18,738)	—	(18,738)
Goldman Sachs & Co.	EUR	—	(r)	Pay or receive monthly amounts based on market value fluctuation of Faurecia	(407)	—	(407)
Goldman Sachs & Co.		9		Pay or receive monthly amounts based on market value fluctuation of Federated Investors, Inc.	(830)	—	(830)
Goldman Sachs & Co.	EUR	(6)		Pay or receive monthly amounts based on market value fluctuation of Ferrovial SA	(2,870)	—	(2,870)
Goldman Sachs & Co.		(33)		Pay or receive monthly amounts based on market value fluctuation of FireEye, Inc.	15,310	—	15,310
Goldman Sachs & Co.		7		Pay or receive monthly amounts based on market value fluctuation of First American Financial Corp.	(5,107)	—	(5,107)
Goldman Sachs & Co.		(86)		Pay or receive monthly amounts based on market value fluctuation of First Data Corp.	(35,808)	—	(35,808)
Goldman Sachs & Co.		(2)		Pay or receive monthly amounts based on market value fluctuation of First Republic Bank	3,202	—	3,202
Goldman Sachs & Co.		3		Pay or receive monthly amounts based on market value fluctuation of First Solar, Inc.	(7,074)	—	(7,074)

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		(66)	Pay or receive monthly amounts based on market value fluctuation of FirstEnergy Corp.	$59,103	$—	$59,103
Goldman Sachs & Co.		(8)	Pay or receive monthly amounts based on market value fluctuation of Fitbit, Inc.	5,339	—	5,339
Goldman Sachs & Co.		18	Pay or receive monthly amounts based on market value fluctuation of Flex Ltd.	216	—	216
Goldman Sachs & Co.		3	Pay or receive monthly amounts based on market value fluctuation of FLIR Systems, Inc.	(3,375)	—	(3,375)
Goldman Sachs & Co.		(5)	Pay or receive monthly amounts based on market value fluctuation of Flowserve Corp.	(3,981)	—	(3,981)
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of FMC Corp.	(751)	—	(751)
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of FNF Group	310	—	310
Goldman Sachs & Co.		3	Pay or receive monthly amounts based on market value fluctuation of Foot Locker, Inc.	1,050	—	1,050
Goldman Sachs & Co.		29	Pay or receive monthly amounts based on market value fluctuation of Ford Motor Co.	(4,985)	—	(4,985)
Goldman Sachs & Co.	AUD	7	Pay or receive monthly amounts based on market value fluctuation of Fortescue Metals Group Ltd.	(157)	—	(157)
Goldman Sachs & Co.	AUD	(14)	Pay or receive monthly amounts based on market value fluctuation of Fortescue Qantas Airways Ltd.	1,845	—	1,845
Goldman Sachs & Co.		7	Pay or receive monthly amounts based on market value fluctuation of Franklin Resources, Inc.	(2,546)	—	(2,546)
Goldman Sachs & Co.		(7)	Pay or receive monthly amounts based on market value fluctuation of Freeport-McMoRan, Inc.	(11,943)	—	(11,943)
Goldman Sachs & Co.		2	Pay or receive monthly amounts based on market value fluctuation of FTI Consulting, Inc.	(1,680)	—	(1,680)
Goldman Sachs & Co.		15	Pay or receive monthly amounts based on market value fluctuation of GameStop Corp.	(10,619)	—	(10,619)
Goldman Sachs & Co.		(3)	Pay or receive monthly amounts based on market value fluctuation of Gartner, Inc.	3,983	—	3,983
Goldman Sachs & Co.		6	Pay or receive monthly amounts based on market value fluctuation of GATX Corp.	7,470	—	7,470
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of General Dynamics Corp.	3,355	—	3,355
Goldman Sachs & Co.		(32)	Pay or receive monthly amounts based on market value fluctuation of General Electric Co.	10,068	—	10,068

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#			Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		(2)		Pay or receive monthly amounts based on market value fluctuation of General Mills, Inc.	$(3,180)	$—	$(3,180)
Goldman Sachs & Co.		36		Pay or receive monthly amounts based on market value fluctuation of General Motors Co.	(41,502)	—	(41,502)
Goldman Sachs & Co.		(2)		Pay or receive monthly amounts based on market value fluctuation of Genesee & Wyoming, Inc.	(709)	—	(709)
Goldman Sachs & Co.		6		Pay or receive monthly amounts based on market value fluctuation of Genpact Ltd.	(5,231)	—	(5,231)
Goldman Sachs & Co.		30		Pay or receive monthly amounts based on market value fluctuation of Gilead Sciences, Inc.	(90,131)	—	(90,131)
Goldman Sachs & Co.	GBP	19		Pay or receive monthly amounts based on market value fluctuation of GKN PLC	5,538	—	5,538
Goldman Sachs & Co.		5		Pay or receive monthly amounts based on market value fluctuation of Globus Medical, Inc.	10,236	—	10,236
Goldman Sachs & Co.		(5)		Pay or receive monthly amounts based on market value fluctuation of GoDaddy, Inc.	396	—	396
Goldman Sachs & Co.		4		Pay or receive monthly amounts based on market value fluctuation of Goodyear Tire & Rubber Co. (The)	1,250	—	1,250
Goldman Sachs & Co.		(2)		Pay or receive monthly amounts based on market value fluctuation of Graco, Inc.	(1,416)	—	(1,416)
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of Graham Holdings Co.	(5,123)	—	(5,123)
Goldman Sachs & Co.		(3)		Pay or receive monthly amounts based on market value fluctuation of Granite Construction, Inc.	4,259	—	4,259
Goldman Sachs & Co.		(27)		Pay or receive monthly amounts based on market value fluctuation of Graphic Packaging Holding Co.	(1,142)	—	(1,142)
Goldman Sachs & Co.	GBP	21		Pay or receive monthly amounts based on market value fluctuation of Greene King PLC	5,070	—	5,070
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of Greif, Inc.	252	—	252
Goldman Sachs & Co.		(1)		Pay or receive monthly amounts based on market value fluctuation of Groupon, Inc.	225	—	225
Goldman Sachs & Co.		375		Pay or receive monthly amounts based on market value fluctuation of GT Advanced Technologies, Inc.	(76)	—	(76)
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of GT Advanced Technologies, Inc.^	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#			Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of GT Advanced Technologies, Inc.^	$—	$—	$—
Goldman Sachs & Co.		(6)		Pay or receive monthly amounts based on market value fluctuation of Guidewire Software, Inc.	452	—	452
Goldman Sachs & Co.		(2)		Pay or receive monthly amounts based on market value fluctuation of Hain Celestial Group, Inc. (The)	(2,005)	—	(2,005)
Goldman Sachs & Co.	GBP	(15)		Pay or receive monthly amounts based on market value fluctuation of Halma PLC	1,860	—	1,860
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of Hancock Holding Co.	(1)	—	(1)
Goldman Sachs & Co.		5		Pay or receive monthly amounts based on market value fluctuation of Hanesbrands, Inc.	2,633	—	2,633
Goldman Sachs & Co.		2		Pay or receive monthly amounts based on market value fluctuation of Hanover Insurance Group, Inc. (The)	6,606	—	6,606
Goldman Sachs & Co.	GBP	(4)		Pay or receive monthly amounts based on market value fluctuation of Hargreaves Lansdown PLC	(4,914)	—	(4,914)
Goldman Sachs & Co.		(6)		Pay or receive monthly amounts based on market value fluctuation of Harley-Davidson, Inc.	4,270	—	4,270
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of Hasbro, Inc.	175	—	175
Goldman Sachs & Co.		6		Pay or receive monthly amounts based on market value fluctuation of Hawaiian Electric Industries, Inc.	(3,634)	—	(3,634)
Goldman Sachs & Co.	GBP	23		Pay or receive monthly amounts based on market value fluctuation of Hays PLC	875	—	875
Goldman Sachs & Co.		4		Pay or receive monthly amounts based on market value fluctuation of HCA Holdings, Inc.	(7,068)	—	(7,068)
Goldman Sachs & Co.		(1)		Pay or receive monthly amounts based on market value fluctuation of HD Supply Holdings, Inc.	(1,763)	—	(1,763)
Goldman Sachs & Co.	AUD	(34)		Pay or receive monthly amounts based on market value fluctuation of Healthscope Ltd.	(1,494)	—	(1,494)
Goldman Sachs & Co.	HKD	6		Pay or receive monthly amounts based on market value fluctuation of Henderson Land Development Co. Ltd.	820	—	820
Goldman Sachs & Co.		1		Pay or receive monthly amounts based on market value fluctuation of Herman Miller, Inc.	2,932	—	2,932
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of Hershey Co. (The)	209	—	209

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#			Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		(33)		Pay or receive monthly amounts based on market value fluctuation of Hess Corp.	$(115,765)	$—	$(115,765)
Goldman Sachs & Co.		21		Pay or receive monthly amounts based on market value fluctuation of Hewlett Packard Enterprise Co.	(11,541)	—	(11,541)
Goldman Sachs & Co.	GBP	(4)		Pay or receive monthly amounts based on market value fluctuation of Hikma Pharmaceuticals PLC	(3,635)	—	(3,635)
Goldman Sachs & Co.	GBP	1		Pay or receive monthly amounts based on market value fluctuation of Hiscox Ltd.	832	—	832
Goldman Sachs & Co.		1		Pay or receive monthly amounts based on market value fluctuation of HNI Corp.	2,779	—	2,779
Goldman Sachs & Co.		7		Pay or receive monthly amounts based on market value fluctuation of HollyFrontier Corp.	17,291	—	17,291
Goldman Sachs & Co.		2		Pay or receive monthly amounts based on market value fluctuation of Home BancShares, Inc.	40	—	40
Goldman Sachs & Co.	GBP	35		Pay or receive monthly amounts based on market value fluctuation of Howden Joinery Group PLC	6,026	—	6,026
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of Hubbell, Inc.	1,747	—	1,747
Goldman Sachs & Co.		3		Pay or receive monthly amounts based on market value fluctuation of Humana, Inc.	5,389	—	5,389
Goldman Sachs & Co.		(3)		Pay or receive monthly amounts based on market value fluctuation of Huntington Bancshares, Inc.	527	—	527
Goldman Sachs & Co.		6		Pay or receive monthly amounts based on market value fluctuation of Huntington Ingalls Industries, Inc.	(16,283)	—	(16,283)
Goldman Sachs & Co.		3		Pay or receive monthly amounts based on market value fluctuation of IAC/InterActiveCorp	(8,783)	—	(8,783)
Goldman Sachs & Co.	EUR	5		Pay or receive monthly amounts based on market value fluctuation of Iberdrola SA	(1,056)	—	(1,056)
Goldman Sachs & Co.		(1)		Pay or receive monthly amounts based on market value fluctuation of IDEXX Laboratories, Inc.	1,279	—	1,279
Goldman Sachs & Co.	EUR	(2)		Pay or receive monthly amounts based on market value fluctuation of Iliad SA	6,602	—	6,602
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of Illinois Tool Works, Inc.	(79)	—	(79)
Goldman Sachs & Co.		(1)		Pay or receive monthly amounts based on market value fluctuation of Illumina, Inc.	(1,256)	—	(1,256)
Goldman Sachs & Co.	EUR	1		Pay or receive monthly amounts based on market value fluctuation of Imerys SA	(157)	—	(157)

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#			Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.	GBP	(4)		Pay or receive monthly amounts based on market value fluctuation of IMI PLC	$(1,545)	$—	$(1,545)
Goldman Sachs & Co.	GBP	—	(r)	Pay or receive monthly amounts based on market value fluctuation of Imperial Brands PLC	(338)	—	(338)
Goldman Sachs & Co.	GBP	11		Pay or receive monthly amounts based on market value fluctuation of Inchcape PLC	1,267	—	1,267
Goldman Sachs & Co.		(6)		Pay or receive monthly amounts based on market value fluctuation of Incyte Corp.	(2,559)	—	(2,559)
Goldman Sachs & Co.	GBP	52		Pay or receive monthly amounts based on market value fluctuation of Indivior PLC	7,550	—	7,550
Goldman Sachs & Co.	EUR	(3)		Pay or receive monthly amounts based on market value fluctuation of Industria de Diseno Textil SA	3,034	—	3,034
Goldman Sachs & Co.	EUR	(5)		Pay or receive monthly amounts based on market value fluctuation of Ingenico Group SA	(9,865)	—	(9,865)
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of Ingersoll-Rand PLC	(695)	—	(695)
Goldman Sachs & Co.		5		Pay or receive monthly amounts based on market value fluctuation of Ingredion, Inc.	(9,474)	—	(9,474)
Goldman Sachs & Co.	GBP	(25)		Pay or receive monthly amounts based on market value fluctuation of Inmarsat PLC	(11,302)	—	(11,302)
Goldman Sachs & Co.		(5)		Pay or receive monthly amounts based on market value fluctuation of Inovalon Holdings, Inc.	(228)	—	(228)
Goldman Sachs & Co.		1		Pay or receive monthly amounts based on market value fluctuation of Integrated Device Technology, Inc.	(272)	—	(272)
Goldman Sachs & Co.		41		Pay or receive monthly amounts based on market value fluctuation of Intel Corp.	(4,052)	—	(4,052)
Goldman Sachs & Co.	GBP	3		Pay or receive monthly amounts based on market value fluctuation of Intermediate Capital Group PLC	1,103	—	1,103
Goldman Sachs & Co.		10		Pay or receive monthly amounts based on market value fluctuation of International Business Machines Corp.	867	—	867
Goldman Sachs & Co.	GBP	(8)		Pay or receive monthly amounts based on market value fluctuation of International Consolidated Airlines Group SA	(588)	—	(588)
Goldman Sachs & Co.		(6)		Pay or receive monthly amounts based on market value fluctuation of International Game Technology PLC	(200)	—	(200)
Goldman Sachs & Co.		(1)		Pay or receive monthly amounts based on market value fluctuation of International Paper Co.	(264)	—	(264)

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.	GBP	(3)	Pay or receive monthly amounts based on market value fluctuation of Intertek Group PLC	$(3,726)	$—	$(3,726)
Goldman Sachs & Co.		(11)	Pay or receive monthly amounts based on market value fluctuation of Intrexon Corp.	8,753	—	8,753
Goldman Sachs & Co.	GBP	24	Pay or receive monthly amounts based on market value fluctuation of Investec PLC	8,089	—	8,089
Goldman Sachs & Co.		(9)	Pay or receive monthly amounts based on market value fluctuation of Ionis Pharmaceuticals, Inc.	17,018	—	17,018
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of IPG Photonics Corp.	809	—	809
Goldman Sachs & Co.	EUR	1	Pay or receive monthly amounts based on market value fluctuation of Ipsen SA	(1,560)	—	(1,560)
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of ITT, Inc.	17	—	17
Goldman Sachs & Co.	GBP	(8)	Pay or receive monthly amounts based on market value fluctuation of IWG PLC	(5,499)	—	(5,499)
Goldman Sachs & Co.	GBP	57	Pay or receive monthly amounts based on market value fluctuation of J Sainsbury PLC	3,569	—	3,569
Goldman Sachs & Co.		2	Pay or receive monthly amounts based on market value fluctuation of j2 Global, Inc.	(1,310)	—	(1,310)
Goldman Sachs & Co.		14	Pay or receive monthly amounts based on market value fluctuation of Jabil Circuit, Inc.	(9,346)	—	(9,346)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Jack in the Box, Inc.	348	—	348
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Jacobs Engineering Group, Inc.	(730)	—	(730)
Goldman Sachs & Co.	AUD	(1)	Pay or receive monthly amounts based on market value fluctuation of James Hardie Industries PLC	(168)	—	(168)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Jazz Pharmaceuticals PLC	113	—	113
Goldman Sachs & Co.	EUR	(4)	Pay or receive monthly amounts based on market value fluctuation of JCDecaux SA	559	—	559
Goldman Sachs & Co.	GBP	35	Pay or receive monthly amounts based on market value fluctuation of JD Sports Fashion PLC	3,041	—	3,041
Goldman Sachs & Co.		25	Pay or receive monthly amounts based on market value fluctuation of JetBlue Airways Corp.	11,814	—	11,814
Goldman Sachs & Co.		3	Pay or receive monthly amounts based on market value fluctuation of John Wiley & Sons, Inc.	315	—	315

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.	GBP	(36)	Pay or receive monthly amounts based on market value fluctuation of John Wood Group PLC	$(6,480)	$—	$(6,480)
Goldman Sachs & Co.		26	Pay or receive monthly amounts based on market value fluctuation of Juniper Networks, Inc.	(2,621)	—	(2,621)
Goldman Sachs & Co.		(16)	Pay or receive monthly amounts based on market value fluctuation of Juno Therapeutics, Inc.	(32,481)	—	(32,481)
Goldman Sachs & Co.	GBP	5	Pay or receive monthly amounts based on market value fluctuation of Jupiter Fund Management PLC	184	—	184
Goldman Sachs & Co.	GBP	(24)	Pay or receive monthly amounts based on market value fluctuation of Just Eat PLC	(1,982)	—	(1,982)
Goldman Sachs & Co.		(12)	Pay or receive monthly amounts based on market value fluctuation of KBR, Inc.	(371)	—	(371)
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Kellogg Co.	(2,169)	—	(2,169)
Goldman Sachs & Co.		(7)	Pay or receive monthly amounts based on market value fluctuation of Kennametal, Inc.	(2,493)	—	(2,493)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Keysight Technologies, Inc.	(148)	—	(148)
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Kimberly-Clark Corp.	(1,203)	—	(1,203)
Goldman Sachs & Co.	GBP	37	Pay or receive monthly amounts based on market value fluctuation of Kingfisher PLC	2,193	—	2,193
Goldman Sachs & Co.		(6)	Pay or receive monthly amounts based on market value fluctuation of KLX, Inc.	(38,020)	—	(38,020)
Goldman Sachs & Co.		(6)	Pay or receive monthly amounts based on market value fluctuation of Knowles Corp.	3,728	—	3,728
Goldman Sachs & Co.		13	Pay or receive monthly amounts based on market value fluctuation of Kohl’s Corp.	12,214	—	12,214
Goldman Sachs & Co.		(40)	Pay or receive monthly amounts based on market value fluctuation of Kosmos Energy Ltd.	—	—	—
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of Kraft Heinz Co. (The)	3,463	—	3,463
Goldman Sachs & Co.		(24)	Pay or receive monthly amounts based on market value fluctuation of L Brands, Inc.	19,243	—	19,243
Goldman Sachs & Co.		3	Pay or receive monthly amounts based on market value fluctuation of L3 Technologies, Inc.	10,034	—	10,034
Goldman Sachs & Co.		3	Pay or receive monthly amounts based on market value fluctuation of Laboratory Corp. of America Holdings	(5,661)	—	(5,661)

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.	EUR	6	Pay or receive monthly amounts based on market value fluctuation of Lagardere SCA	$(8,054)	$—	$(8,054)
Goldman Sachs & Co.		3	Pay or receive monthly amounts based on market value fluctuation of Lam Research Corp.	(15,420)	—	(15,420)
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Landstar System, Inc.	(308)	—	(308)
Goldman Sachs & Co.		8	Pay or receive monthly amounts based on market value fluctuation of Laredo Petroleum, Inc.	5,134	—	5,134
Goldman Sachs & Co.		7	Pay or receive monthly amounts based on market value fluctuation of Lear Corp.	1,082	—	1,082
Goldman Sachs & Co.		2	Pay or receive monthly amounts based on market value fluctuation of Legg Mason, Inc.	880	—	880
Goldman Sachs & Co.		(3)	Pay or receive monthly amounts based on market value fluctuation of Leggett & Platt, Inc.	(1,633)	—	(1,633)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Lennox International, Inc.	(453)	—	(453)
Goldman Sachs & Co.	HKD	34	Pay or receive monthly amounts based on market value fluctuation of Li & Fung Ltd.	(609)	—	(609)
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Liberty Broadband Corp.	(468)	—	(468)
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Liberty Global PLC	(806)	—	(806)
Goldman Sachs & Co.		25	Pay or receive monthly amounts based on market value fluctuation of Liberty Interactive Corp. QVC Group	(26,446)	—	(26,446)
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Lincoln Electric Holdings, Inc.	(455)	—	(455)
Goldman Sachs & Co.		9	Pay or receive monthly amounts based on market value fluctuation of Lincoln National Corp.	3,764	—	3,764
Goldman Sachs & Co.		(9)	Pay or receive monthly amounts based on market value fluctuation of Lions Gate Entertainment Corp.	(4,829)	—	(4,829)
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of LivaNova PLC	1,453	—	1,453
Goldman Sachs & Co.		(5)	Pay or receive monthly amounts based on market value fluctuation of Live Nation Entertainment, Inc.	5,355	—	5,355
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Lockheed Martin Corp.	(2,126)	—	(2,126)
Goldman Sachs & Co.		(4)	Pay or receive monthly amounts based on market value fluctuation of Loews Corp.	(187)	—	(187)

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of LogMeIn, Inc.	$10,442	$—	$10,442
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Louisiana-Pacific Corp.	(430)	—	(430)
Goldman Sachs & Co.		(3)	Pay or receive monthly amounts based on market value fluctuation of Lululemon Athletica, Inc.	(6,375)	—	(6,375)
Goldman Sachs & Co.		20	Pay or receive monthly amounts based on market value fluctuation of LyondellBasell Industries NV	15,498	—	15,498
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of Macquarie Infrastructure Corp.	(174)	—	(174)
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of Madison Square Garden Co. (The)	4,506	—	4,506
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Mallinckrodt PLC	(793)	—	(793)
Goldman Sachs & Co.	GBP	(84)	Pay or receive monthly amounts based on market value fluctuation of Man Group PLC	(2,049)	—	(2,049)
Goldman Sachs & Co.		3	Pay or receive monthly amounts based on market value fluctuation of Manhattan Associates, Inc.	7,641	—	7,641
Goldman Sachs & Co.		4	Pay or receive monthly amounts based on market value fluctuation of ManpowerGroup, Inc.	(995)	—	(995)
Goldman Sachs & Co.		5	Pay or receive monthly amounts based on market value fluctuation of Marathon Petroleum Corp.	(158)	—	(158)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Markel Corp.	(946)	—	(946)
Goldman Sachs & Co.	GBP	22	Pay or receive monthly amounts based on market value fluctuation of Marks & Spencer Group PLC	2,974	—	2,974
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of Martin Marietta Materials, Inc.	(17,820)	—	(17,820)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Masco Corp.	(405)	—	(405)
Goldman Sachs & Co.		5	Pay or receive monthly amounts based on market value fluctuation of Match Group, Inc.	1,825	—	1,825
Goldman Sachs & Co.		(67)	Pay or receive monthly amounts based on market value fluctuation of Mattel, Inc.	(35,987)	—	(35,987)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of MB Financial, Inc.	336	—	336
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of McCormick & Co., Inc.	(107)	—	(107)

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		10	Pay or receive monthly amounts based on market value fluctuation of McKesson Corp.	$(41,221)	$—	$(41,221)
Goldman Sachs & Co.	GBP	(3)	Pay or receive monthly amounts based on market value fluctuation of Mediclinic International PLC	(1,662)	—	(1,662)
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of Medidata Solutions, Inc.	5,491	—	5,491
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of MEDNAX, Inc.	(701)	—	(701)
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of MercadoLibre, Inc.	(12,103)	—	(12,103)
Goldman Sachs & Co.		11	Pay or receive monthly amounts based on market value fluctuation of Merck & Co., Inc.	574	—	574
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of Mercury General Corp.	(1,497)	—	(1,497)
Goldman Sachs & Co.		4	Pay or receive monthly amounts based on market value fluctuation of Meredith Corp.	(17,669)	—	(17,669)
Goldman Sachs & Co.	HKD	(6)	Pay or receive monthly amounts based on market value fluctuation of MGM China Holdings Ltd.	71	—	71
Goldman Sachs & Co.		5	Pay or receive monthly amounts based on market value fluctuation of Michael Kors Holdings Ltd.	(1,944)	—	(1,944)
Goldman Sachs & Co.	GBP	11	Pay or receive monthly amounts based on market value fluctuation of Micro Focus International PLC	(877)	—	(877)
Goldman Sachs & Co.		40	Pay or receive monthly amounts based on market value fluctuation of Micron Technology, Inc.	(107,508)	—	(107,508)
Goldman Sachs & Co.		2	Pay or receive monthly amounts based on market value fluctuation of Microsoft Corp.	(2,023)	—	(2,023)
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of Middleby Corp. (The)	(4,722)	—	(4,722)
Goldman Sachs & Co.	HKD	(2)	Pay or receive monthly amounts based on market value fluctuation of Minth Group Ltd.	(603)	—	(603)
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Molina Healthcare, Inc.	(21)	—	(21)
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Molson Coors Brewing Co.	1,202	—	1,202
Goldman Sachs & Co.		(5)	Pay or receive monthly amounts based on market value fluctuation of Mondelez International, Inc.	1,556	—	1,556
Goldman Sachs & Co.	GBP	32	Pay or receive monthly amounts based on market value fluctuation of Moneysupermarket.com Group PLC	3,586	—	3,586

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		(6)	Pay or receive monthly amounts based on market value fluctuation of Monster Beverage Corp.	$4,470	$—	$4,470
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of MSA Safety, Inc.	(1,188)	—	(1,188)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of MSCI, Inc.	(212)	—	(212)
Goldman Sachs & Co.		4	Pay or receive monthly amounts based on market value fluctuation of Murphy Oil Corp.	8,624	—	8,624
Goldman Sachs & Co.		5	Pay or receive monthly amounts based on market value fluctuation of Murphy USA, Inc.	6,845	—	6,845
Goldman Sachs & Co.		33	Pay or receive monthly amounts based on market value fluctuation of Mylan NV	20,642	—	20,642
Goldman Sachs & Co.		(48)	Pay or receive monthly amounts based on market value fluctuation of Nabors Industries Ltd.	(53,374)	—	(53,374)
Goldman Sachs & Co.		4	Pay or receive monthly amounts based on market value fluctuation of Nasdaq, Inc.	(405)	—	(405)
Goldman Sachs & Co.		(8)	Pay or receive monthly amounts based on market value fluctuation of National Fuel Gas Co.	9,453	—	9,453
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of National Instruments Corp.	504	—	504
Goldman Sachs & Co.		(13)	Pay or receive monthly amounts based on market value fluctuation of National Oilwell Varco, Inc.	(34,317)	—	(34,317)
Goldman Sachs & Co.	EUR	(15)	Pay or receive monthly amounts based on market value fluctuation of Natixis SA	2,837	—	2,837
Goldman Sachs & Co.		5	Pay or receive monthly amounts based on market value fluctuation of Navient Corp.	181	—	181
Goldman Sachs & Co.		8	Pay or receive monthly amounts based on market value fluctuation of Netflix, Inc.	12,326	—	12,326
Goldman Sachs & Co.		(11)	Pay or receive monthly amounts based on market value fluctuation of Neurocrine Biosciences, Inc.	(79,354)	—	(79,354)
Goldman Sachs & Co.		(3)	Pay or receive monthly amounts based on market value fluctuation of New Jersey Resources Corp.	15	—	15
Goldman Sachs & Co.	AUD	8	Pay or receive monthly amounts based on market value fluctuation of Newcrest Mining Ltd.	5,540	—	5,540
Goldman Sachs & Co.		(5)	Pay or receive monthly amounts based on market value fluctuation of Newell Brands, Inc.	(296)	—	(296)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of NewMarket Corp.	(128)	—	(128)

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		(20)	Pay or receive monthly amounts based on market value fluctuation of Newmont Mining Corp.	$(17,499)	$—	$(17,499)
Goldman Sachs & Co.	GBP	(3)	Pay or receive monthly amounts based on market value fluctuation of NEX Group PLC	(284)	—	(284)
Goldman Sachs & Co.	GBP	4	Pay or receive monthly amounts based on market value fluctuation of Next PLC	14,167	—	14,167
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of NextEra Energy, Inc.	(312)	—	(312)
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Nielsen Holdings PLC	(217)	—	(217)
Goldman Sachs & Co.		(10)	Pay or receive monthly amounts based on market value fluctuation of NIKE, Inc.	22,695	—	22,695
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of NiSource, Inc.	8	—	8
Goldman Sachs & Co.		(29)	Pay or receive monthly amounts based on market value fluctuation of Noble Energy, Inc.	(76,179)	—	(76,179)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Nordson Corp.	(795)	—	(795)
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of Nordstrom, Inc.	(1,316)	—	(1,316)
Goldman Sachs & Co.		4	Pay or receive monthly amounts based on market value fluctuation of Northrop Grumman Corp.	(6,507)	—	(6,507)
Goldman Sachs & Co.		(17)	Pay or receive monthly amounts based on market value fluctuation of NOW, Inc.	(4,054)	—	(4,054)
Goldman Sachs & Co.		(27)	Pay or receive monthly amounts based on market value fluctuation of NRG Energy, Inc.	(23,763)	—	(23,763)
Goldman Sachs & Co.		2	Pay or receive monthly amounts based on market value fluctuation of Nu Skin Enterprises, Inc.	(324)	—	(324)
Goldman Sachs & Co.		(5)	Pay or receive monthly amounts based on market value fluctuation of Nucor Corp.	(2,113)	—	(2,113)
Goldman Sachs & Co.		(3)	Pay or receive monthly amounts based on market value fluctuation of NuVasive, Inc.	5,772	—	5,772
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of NVIDIA Corp.	(5,852)	—	(5,852)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of NVR, Inc.	2,686	—	2,686
Goldman Sachs & Co.		4	Pay or receive monthly amounts based on market value fluctuation of Oceaneering International, Inc.	7,609	—	7,609

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		5	Pay or receive monthly amounts based on market value fluctuation of Office Depot, Inc.	$519	$—	$519
Goldman Sachs & Co.		(5)	Pay or receive monthly amounts based on market value fluctuation of OGE Energy Corp.	4,234	—	4,234
Goldman Sachs & Co.		9	Pay or receive monthly amounts based on market value fluctuation of ON Semiconductor Corp.	874	—	874
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of OneMain Holdings, Inc.	(277)	—	(277)
Goldman Sachs & Co.		(19)	Pay or receive monthly amounts based on market value fluctuation of ONEOK, Inc.	(18,648)	—	(18,648)
Goldman Sachs & Co.		(34)	Pay or receive monthly amounts based on market value fluctuation of Opko Health, Inc.	5,736	—	5,736
Goldman Sachs & Co.		30	Pay or receive monthly amounts based on market value fluctuation of Oracle Corp.	(10,954)	—	(10,954)
Goldman Sachs & Co.		4	Pay or receive monthly amounts based on market value fluctuation of Oshkosh Corp.	2,394	—	2,394
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of Owens & Minor, Inc.	(246)	—	(246)
Goldman Sachs & Co.		7	Pay or receive monthly amounts based on market value fluctuation of Owens Corning	20,806	—	20,806
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Packaging Corp. of America	(431)	—	(431)
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of PacWest Bancorp	(1,393)	—	(1,393)
Goldman Sachs & Co.		(12)	Pay or receive monthly amounts based on market value fluctuation of Palo Alto Networks, Inc.	41,209	—	41,209
Goldman Sachs & Co.		(36)	Pay or receive monthly amounts based on market value fluctuation of Pandora Media, Inc.	3,964	—	3,964
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Papa John’s International, Inc.	1,559	—	1,559
Goldman Sachs & Co.		(3)	Pay or receive monthly amounts based on market value fluctuation of Patterson Cos., Inc.	1,985	—	1,985
Goldman Sachs & Co.		(10)	Pay or receive monthly amounts based on market value fluctuation of Patterson-UTI Energy, Inc.	(19,600)	—	(19,600)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Paychex, Inc.	172	—	172
Goldman Sachs & Co.	GBP	19	Pay or receive monthly amounts based on market value fluctuation of Paysafe Group PLC	378	—	378

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		3	Pay or receive monthly amounts based on market value fluctuation of PBF Energy, Inc.	$1,173	$—	$1,173
Goldman Sachs & Co.	GBP	(14)	Pay or receive monthly amounts based on market value fluctuation of Pennon Group PLC	2,031	—	2,031
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Penske Automotive Group, Inc.	(1,474)	—	(1,474)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Pentair PLC	(689)	—	(689)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of PerkinElmer, Inc.	(12)	—	(12)
Goldman Sachs & Co.		(10)	Pay or receive monthly amounts based on market value fluctuation of Perrigo Co. PLC	(7,454)	—	(7,454)
Goldman Sachs & Co.	GBP	4	Pay or receive monthly amounts based on market value fluctuation of Persimmon PLC	2,863	—	2,863
Goldman Sachs & Co.	GBP	(26)	Pay or receive monthly amounts based on market value fluctuation of Petrofac Ltd.	(15,627)	—	(15,627)
Goldman Sachs & Co.	EUR	22	Pay or receive monthly amounts based on market value fluctuation of Peugeot SA	(7,804)	—	(7,804)
Goldman Sachs & Co.		28	Pay or receive monthly amounts based on market value fluctuation of Pfizer, Inc.	(25,356)	—	(25,356)
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of PG&E Corp.	9,618	—	9,618
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of Philip Morris International, Inc.	5,204	—	5,204
Goldman Sachs & Co.		17	Pay or receive monthly amounts based on market value fluctuation of Pilgrim’s Pride Corp.	(32,812)	—	(32,812)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Pinnacle West Capital Corp.	(1,305)	—	(1,305)
Goldman Sachs & Co.		(3)	Pay or receive monthly amounts based on market value fluctuation of Pitney Bowes, Inc.	350	—	350
Goldman Sachs & Co.		(36)	Pay or receive monthly amounts based on market value fluctuation of Platform Specialty Products Corp.	(1,081)	—	(1,081)
Goldman Sachs & Co.	GBP	24	Pay or receive monthly amounts based on market value fluctuation of Playtech PLC	3,811	—	3,811
Goldman Sachs & Co.		3	Pay or receive monthly amounts based on market value fluctuation of PNC Financial Services Group, Inc. (The)	(5,147)	—	(5,147)

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.	(5)	Pay or receive monthly amounts based on market value fluctuation of PNM Resources, Inc.	$13,555	$—	$13,555
Goldman Sachs & Co.	5	Pay or receive monthly amounts based on market value fluctuation of Popular, Inc.	2,870	—	2,870
Goldman Sachs & Co.	(1)	Pay or receive monthly amounts based on market value fluctuation of Post Holdings, Inc.	(425)	—	(425)
Goldman Sachs & Co.	(1)	Pay or receive monthly amounts based on market value fluctuation of PPG Industries, Inc.	(459)	—	(459)
Goldman Sachs & Co.	(1)	Pay or receive monthly amounts based on market value fluctuation of Praxair, Inc.	(830)	—	(830)
Goldman Sachs & Co.	(10)	Pay or receive monthly amounts based on market value fluctuation of Premier, Inc.	6,030	—	6,030
Goldman Sachs & Co.	(2)	Pay or receive monthly amounts based on market value fluctuation of Prestige Brands Holdings, Inc.	2,526	—	2,526
Goldman Sachs & Co.	— (r)	Pay or receive monthly amounts based on market value fluctuation of Priceline Group, Inc. (The)	(19,712)	—	(19,712)
Goldman Sachs & Co.	(1)	Pay or receive monthly amounts based on market value fluctuation of ProAssurance Corp.	6,154	—	6,154
Goldman Sachs & Co.	— (r)	Pay or receive monthly amounts based on market value fluctuation of Prosperity Bancshares, Inc.	542	—	542
Goldman Sachs & Co.	(5)	Pay or receive monthly amounts based on market value fluctuation of PTC, Inc.	(1,084)	—	(1,084)
Goldman Sachs & Co.	7	Pay or receive monthly amounts based on market value fluctuation of Public Service Enterprise Group, Inc.	(3,372)	—	(3,372)
Goldman Sachs & Co.	22	Pay or receive monthly amounts based on market value fluctuation of PulteGroup, Inc.	(12,767)	—	(12,767)
Goldman Sachs & Co.	(7)	Pay or receive monthly amounts based on market value fluctuation of QEP Resources, Inc.	(6,029)	—	(6,029)
Goldman Sachs & Co.	6	Pay or receive monthly amounts based on market value fluctuation of Qiagen N.V.	(9,226)	—	(9,226)
Goldman Sachs & Co.	2	Pay or receive monthly amounts based on market value fluctuation of Qorvo, Inc.	(1,843)	—	(1,843)
Goldman Sachs & Co.	1	Pay or receive monthly amounts based on market value fluctuation of Quanta Services, Inc.	759	—	759
Goldman Sachs & Co.	14	Pay or receive monthly amounts based on market value fluctuation of Quintiles IMS Holdings, Inc.	(58,187)	—	(58,187)
Goldman Sachs & Co.	(5)	Pay or receive monthly amounts based on market value fluctuation of Ralph Lauren Corp.	(27,924)	—	(27,924)

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Raymond James Financial, Inc.	$303	$—	$303
Goldman Sachs & Co.		6	Pay or receive monthly amounts based on market value fluctuation of Raytheon Co.	(5,078)	—	(5,078)
Goldman Sachs & Co.	EUR	(8)	Pay or receive monthly amounts based on market value fluctuation of Red Electrica Corp. SA	2,097	—	2,097
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Regal Beloit Corp.	(1,777)	—	(1,777)
Goldman Sachs & Co.		9	Pay or receive monthly amounts based on market value fluctuation of Reinsurance Group of America, Inc.	(1,727)	—	(1,727)
Goldman Sachs & Co.		2	Pay or receive monthly amounts based on market value fluctuation of Reliance Steel & Aluminum Co.	2,798	—	2,798
Goldman Sachs & Co.	EUR	4	Pay or receive monthly amounts based on market value fluctuation of Renault SA	(3,590)	—	(3,590)
Goldman Sachs & Co.	EUR	38	Pay or receive monthly amounts based on market value fluctuation of Repsol SA	(11,727)	—	(11,727)
Goldman Sachs & Co.		2	Pay or receive monthly amounts based on market value fluctuation of Republic Services, Inc.	2,650	—	2,650
Goldman Sachs & Co.	GBP	1	Pay or receive monthly amounts based on market value fluctuation of Rio Tinto PLC	1,592	—	1,592
Goldman Sachs & Co.	GBP	(30)	Pay or receive monthly amounts based on market value fluctuation of Rolls-Royce Holdings PLC	3,475	—	3,475
Goldman Sachs & Co.	GBP	(79)	Pay or receive monthly amounts based on market value fluctuation of Rolls-Royce Holdings PLC	(4)	—	(4)
Goldman Sachs & Co.	GBP	(10)	Pay or receive monthly amounts based on market value fluctuation of Rotork PLC	(559)	—	(559)
Goldman Sachs & Co.		17	Pay or receive monthly amounts based on market value fluctuation of Rowan Cos. PLC	33,542	—	33,542
Goldman Sachs & Co.	GBP	(59)	Pay or receive monthly amounts based on market value fluctuation of Royal Bank of Scotland Group PLC	(1,094)	—	(1,094)
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Royal Caribbean Cruises Ltd.	(4,540)	—	(4,540)
Goldman Sachs & Co.	GBP	(35)	Pay or receive monthly amounts based on market value fluctuation of Royal Dutch Shell PLC	(44,600)	—	(44,600)
Goldman Sachs & Co.		(4)	Pay or receive monthly amounts based on market value fluctuation of Royal Gold, Inc.	9,690	—	9,690

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.	GBP	57	Pay or receive monthly amounts based on market value fluctuation of Royal Mail PLC	$2,315	$—	$2,315
Goldman Sachs & Co.		9	Pay or receive monthly amounts based on market value fluctuation of RPC, Inc.	5,926	—	5,926
Goldman Sachs & Co.		(6)	Pay or receive monthly amounts based on market value fluctuation of RR Donnelley & Sons Co.	938	—	938
Goldman Sachs & Co.	GBP	(13)	Pay or receive monthly amounts based on market value fluctuation of RSA Insurance Group PLC	(3,636)	—	(3,636)
Goldman Sachs & Co.		5	Pay or receive monthly amounts based on market value fluctuation of Ryder System, Inc.	6,860	—	6,860
Goldman Sachs & Co.		(10)	Pay or receive monthly amounts based on market value fluctuation of Sabre Corp.	(476)	—	(476)
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Sally Beauty Holdings, Inc.	202	—	202
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Sanderson Farms, Inc.	(4,906)	—	(4,906)
Goldman Sachs & Co.	EUR	1	Pay or receive monthly amounts based on market value fluctuation of Sanofi	(2,501)	—	(2,501)
Goldman Sachs & Co.		(21)	Pay or receive monthly amounts based on market value fluctuation of Schlumberger Ltd.	(63,384)	—	(63,384)
Goldman Sachs & Co.		2	Pay or receive monthly amounts based on market value fluctuation of Science Applications International Corp.	(3,799)	—	(3,799)
Goldman Sachs & Co.		19	Pay or receive monthly amounts based on market value fluctuation of Seagate Technology PLC	(22,024)	—	(22,024)
Goldman Sachs & Co.		(33)	Pay or receive monthly amounts based on market value fluctuation of Sealed Air Corp.	1,577	—	1,577
Goldman Sachs & Co.		(6)	Pay or receive monthly amounts based on market value fluctuation of Seattle Genetics, Inc.	(5,923)	—	(5,923)
Goldman Sachs & Co.	EUR	1	Pay or receive monthly amounts based on market value fluctuation of SEB SA	1,328	—	1,328
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of SEI Investments Co.	5	—	5
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Sensient Technologies Corp.	441	—	441
Goldman Sachs & Co.	GBP	(55)	Pay or receive monthly amounts based on market value fluctuation of Serco Group PLC	(3,222)	—	(3,222)
Goldman Sachs & Co.		2	Pay or receive monthly amounts based on market value fluctuation of Service Corp. International	907	—	907

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		(7)	Pay or receive monthly amounts based on market value fluctuation of ServiceNow, Inc.	$2,109	$—	$2,109
Goldman Sachs & Co.	EUR	(2)	Pay or receive monthly amounts based on market value fluctuation of SES SA	1,748	—	1,748
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Sherwin-Williams Co.(The)	(989)	—	(989)
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Silgan Holdings, Inc.	(88)	—	(88)
Goldman Sachs & Co.		(5)	Pay or receive monthly amounts based on market value fluctuation of Six Flags Entertainment Corp.	4,886	—	4,886
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Skechers U.S.A., Inc.	(177)	—	(177)
Goldman Sachs & Co.		10	Pay or receive monthly amounts based on market value fluctuation of Skyworks Solutions, Inc.	(10,217)	—	(10,217)
Goldman Sachs & Co.		11	Pay or receive monthly amounts based on market value fluctuation of SM Energy Co.	13,945	—	13,945
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Snap-on, Inc.	1,816	—	1,816
Goldman Sachs & Co.	EUR	2	Pay or receive monthly amounts based on market value fluctuation of Sodexo SA	(102)	—	(102)
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Sonoco Products Co.	(1,147)	—	(1,147)
Goldman Sachs & Co.		(3)	Pay or receive monthly amounts based on market value fluctuation of Sotheby’s	5,888	—	5,888
Goldman Sachs & Co.		(11)	Pay or receive monthly amounts based on market value fluctuation of Southern Co.(The)	20,242	—	20,242
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Southwest Gas Holdings, Inc.	159	—	159
Goldman Sachs & Co.		45	Pay or receive monthly amounts based on market value fluctuation of Southwestern Energy Co.	13,032	—	13,032
Goldman Sachs & Co.		13	Pay or receive monthly amounts based on market value fluctuation of Spirit AeroSystems Holdings, Inc.	23,326	—	23,326
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of Spirit Airlines, Inc.	46	—	46
Goldman Sachs & Co.		(10)	Pay or receive monthly amounts based on market value fluctuation of Splunk, Inc.	6,755	—	6,755
Goldman Sachs & Co.		(18)	Pay or receive monthly amounts based on market value fluctuation of Sprint Corp.	(3,701)	—	(3,701)

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		(22)	Pay or receive monthly amounts based on market value fluctuation of Sprouts Farmers Market, Inc.	$(1,757)	$—	$(1,757)
Goldman Sachs & Co.		(26)	Pay or receive monthly amounts based on market value fluctuation of Square, Inc.	78,725	—	78,725
Goldman Sachs & Co.	GBP	(13)	Pay or receive monthly amounts based on market value fluctuation of Standard Chartered PLC	(2,452)	—	(2,452)
Goldman Sachs & Co.	GBP	3	Pay or receive monthly amounts based on market value fluctuation of Standard Life Aberdeen PLC	391	—	391
Goldman Sachs & Co.		6	Pay or receive monthly amounts based on market value fluctuation of State Street Corp.	(3,442)	—	(3,442)
Goldman Sachs & Co.		(4)	Pay or receive monthly amounts based on market value fluctuation of Steel Dynamics, Inc.	(2,489)	—	(2,489)
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Stericycle, Inc.	(156)	—	(156)
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Sterling Bancorp	652	—	652
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of Stifel Financial Corp.	1,816	—	1,816
Goldman Sachs & Co.	HKD	1	Pay or receive monthly amounts based on market value fluctuation of Sun Hung Kai Properties Ltd.	496	—	496
Goldman Sachs & Co.		(28)	Pay or receive monthly amounts based on market value fluctuation of Superior Energy Services, Inc.	(24,997)	—	(24,997)
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Synaptics, Inc.	(229)	—	(229)
Goldman Sachs & Co.		(3)	Pay or receive monthly amounts based on market value fluctuation of Synchrony Financial	7	—	7
Goldman Sachs & Co.		3	Pay or receive monthly amounts based on market value fluctuation of SYNNEX Corp.	(1,162)	—	(1,162)
Goldman Sachs & Co.		6	Pay or receive monthly amounts based on market value fluctuation of Synopsys, Inc.	(17,021)	—	(17,021)
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of T. Rowe Price Group, Inc.	1,507	—	1,507
Goldman Sachs & Co.		(6)	Pay or receive monthly amounts based on market value fluctuation of Tableau Software, Inc.	11,490	—	11,490
Goldman Sachs & Co.		(5)	Pay or receive monthly amounts based on market value fluctuation of Targa Resources Corp.	(6,833)	—	(6,833)
Goldman Sachs & Co.		5	Pay or receive monthly amounts based on market value fluctuation of Target Corp.	5,440	—	5,440

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.	GBP	19	Pay or receive monthly amounts based on market value fluctuation of Tate & Lyle PLC	$(767)	$—	$(767)
Goldman Sachs & Co.	GBP	219	Pay or receive monthly amounts based on market value fluctuation of Taylor Wimpey PLC	2,952	—	2,952
Goldman Sachs & Co.		2	Pay or receive monthly amounts based on market value fluctuation of TE Connectivity Ltd.	(1,855)	—	(1,855)
Goldman Sachs & Co.		5	Pay or receive monthly amounts based on market value fluctuation of Tech Data Corp.	32	—	32
Goldman Sachs & Co.	EUR	(28)	Pay or receive monthly amounts based on market value fluctuation of Technicolor SA	5,796	—	5,796
Goldman Sachs & Co.	HKD	(8)	Pay or receive monthly amounts based on market value fluctuation of Techtronic Industries Co. Ltd.	(4,664)	—	(4,664)
Goldman Sachs & Co.		18	Pay or receive monthly amounts based on market value fluctuation of TEGNA, Inc.	(182)	—	(182)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Teledyne Technologies, Inc.	(237)	—	(237)
Goldman Sachs & Co.	EUR	(28)	Pay or receive monthly amounts based on market value fluctuation of Telefonica SA	7,958	—	7,958
Goldman Sachs & Co.	EUR	1	Pay or receive monthly amounts based on market value fluctuation of Teleperformance	1,552	—	1,552
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Telephone & Data Systems, Inc.	(1,064)	—	(1,064)
Goldman Sachs & Co.		(13)	Pay or receive monthly amounts based on market value fluctuation of Tempur Sealy International, Inc.	20,459	—	20,459
Goldman Sachs & Co.		(17)	Pay or receive monthly amounts based on market value fluctuation of Tenet Healthcare Corp.	(7,042)	—	(7,042)
Goldman Sachs & Co.	GBP	(276)	Pay or receive monthly amounts based on market value fluctuation of Tesco PLC	(11,249)	—	(11,249)
Goldman Sachs & Co.		(9)	Pay or receive monthly amounts based on market value fluctuation of Tesla, Inc.	201,965	—	201,965
Goldman Sachs & Co.		5	Pay or receive monthly amounts based on market value fluctuation of Texas Instruments, Inc.	5,966	—	5,966
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of Texas Roadhouse, Inc.	—	—	—
Goldman Sachs & Co.		8	Pay or receive monthly amounts based on market value fluctuation of Textron, Inc.	3,008	—	3,008
Goldman Sachs & Co.	EUR	4	Pay or receive monthly amounts based on market value fluctuation of Thales SA	(17,758)	—	(17,758)

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Thermo Fisher Scientific, Inc.	$(435)	$—	$(435)
Goldman Sachs & Co.	GBP	(33)	Pay or receive monthly amounts based on market value fluctuation of Thomas Cook Group PLC	(2,256)	—	(2,256)
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of Tiffany & Co.	(4,714)	—	(4,714)
Goldman Sachs & Co.		(9)	Pay or receive monthly amounts based on market value fluctuation of T-Mobile US, Inc.	226	—	226
Goldman Sachs & Co.		5	Pay or receive monthly amounts based on market value fluctuation of Torchmark Corp.	4,523	—	4,523
Goldman Sachs & Co.	EUR	2	Pay or receive monthly amounts based on market value fluctuation of TOTAL SA	(1,027)	—	(1,027)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Tractor Supply Co.	(2,264)	—	(2,264)
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of TransDigm Group, Inc.	1,484	—	1,484
Goldman Sachs & Co.		4	Pay or receive monthly amounts based on market value fluctuation of Travelers Cos., Inc. (The)	1,888	—	1,888
Goldman Sachs & Co.	GBP	4	Pay or receive monthly amounts based on market value fluctuation of Travis Perkins PLC	2,251	—	2,251
Goldman Sachs & Co.		(1)	Pay or receive monthly amounts based on market value fluctuation of TreeHouse Foods, Inc.	(635)	—	(635)
Goldman Sachs & Co.		(7)	Pay or receive monthly amounts based on market value fluctuation of TRI Pointe Group, Inc.	3,415	—	3,415
Goldman Sachs & Co.		(6)	Pay or receive monthly amounts based on market value fluctuation of Trimble, Inc.	3,051	—	3,051
Goldman Sachs & Co.		6	Pay or receive monthly amounts based on market value fluctuation of Trinity Industries, Inc.	1,497	—	1,497
Goldman Sachs & Co.		1	Pay or receive monthly amounts based on market value fluctuation of TripAdvisor, Inc.	(109)	—	(109)
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Trustmark Corp.	(838)	—	(838)
Goldman Sachs & Co.	GBP	8	Pay or receive monthly amounts based on market value fluctuation of TUI AG	5,460	—	5,460
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Tupperware Brands Corp.	333	—	333
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Tyler Technologies, Inc.	1,621	—	1,621

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#			Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		11		Pay or receive monthly amounts based on market value fluctuation of Tyson Foods, Inc.	$(20,451)	$—	$(20,451)
Goldman Sachs & Co.		5		Pay or receive monthly amounts based on market value fluctuation of U.S. Bancorp	(5,983)	—	(5,983)
Goldman Sachs & Co.	EUR	2		Pay or receive monthly amounts based on market value fluctuation of Ubisoft Entertainment SA	(983)	—	(983)
Goldman Sachs & Co.	GBP	2		Pay or receive monthly amounts based on market value fluctuation of UBM PLC	(165)	—	(165)
Goldman Sachs & Co.		4		Pay or receive monthly amounts based on market value fluctuation of UGI Corp.	(1,208)	—	(1,208)
Goldman Sachs & Co.		(3)		Pay or receive monthly amounts based on market value fluctuation of Ulta Beauty, Inc.	(2,950)	—	(2,950)
Goldman Sachs & Co.		(3)		Pay or receive monthly amounts based on market value fluctuation of Ultimate Software Group, Inc. (The)	4,220	—	4,220
Goldman Sachs & Co.		(3)		Pay or receive monthly amounts based on market value fluctuation of United Bankshares, Inc.	3,283	—	3,283
Goldman Sachs & Co.		10		Pay or receive monthly amounts based on market value fluctuation of United Continental Holdings, Inc.	23,451	—	23,451
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of United Natural Foods, Inc.	(945)	—	(945)
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of United Parcel Service, Inc.	(156)	—	(156)
Goldman Sachs & Co.		11		Pay or receive monthly amounts based on market value fluctuation of United Rentals, Inc.	36,035	—	36,035
Goldman Sachs & Co.		(22)		Pay or receive monthly amounts based on market value fluctuation of United States Steel Corporation	(39,013)	—	(39,013)
Goldman Sachs & Co.		9		Pay or receive monthly amounts based on market value fluctuation of United Therapeutics Corp.	103,265	—	103,265
Goldman Sachs & Co.		(5)		Pay or receive monthly amounts based on market value fluctuation of Univar, Inc.	183	—	183
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of Universal Display Corp.	2,702	—	2,702
Goldman Sachs & Co.		8		Pay or receive monthly amounts based on market value fluctuation of Unum Group	7,398	—	7,398
Goldman Sachs & Co.		1		Pay or receive monthly amounts based on market value fluctuation of USG Corp.	660	—	660

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#			Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		5		Pay or receive monthly amounts based on market value fluctuation of Valero Energy Corp.	$13,816	$—	$13,816
Goldman Sachs & Co.		(2)		Pay or receive monthly amounts based on market value fluctuation of Valley National Bancorp	749	—	749
Goldman Sachs & Co.		(1)		Pay or receive monthly amounts based on market value fluctuation of Vectren Corp.	1,248	—	1,248
Goldman Sachs & Co.		(24)		Pay or receive monthly amounts based on market value fluctuation of VeriFone Systems, Inc.	22,474	—	22,474
Goldman Sachs & Co.		(11)		Pay or receive monthly amounts based on market value fluctuation of Verizon Communications, Inc.	3,610	—	3,610
Goldman Sachs & Co.		1		Pay or receive monthly amounts based on market value fluctuation of Versum Materials, Inc.	(253)	—	(253)
Goldman Sachs & Co.		13		Pay or receive monthly amounts based on market value fluctuation of Viacom, Inc.	(5,842)	—	(5,842)
Goldman Sachs & Co.		(5)		Pay or receive monthly amounts based on market value fluctuation of ViaSat Inc.	(6,245)	—	(6,245)
Goldman Sachs & Co.		21		Pay or receive monthly amounts based on market value fluctuation of Vishay Intertechnology, Inc.	(15,052)	—	(15,052)
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of Visteon Corp.	768	—	768
Goldman Sachs & Co.		25		Pay or receive monthly amounts based on market value fluctuation of Vistra Energy Corp.	13,131	—	13,131
Goldman Sachs & Co.	EUR	(18)		Pay or receive monthly amounts based on market value fluctuation of Vivendi SA	5,633	—	5,633
Goldman Sachs & Co.		4		Pay or receive monthly amounts based on market value fluctuation of VMware, Inc.	(15,948)	—	(15,948)
Goldman Sachs & Co.		(6)		Pay or receive monthly amounts based on market value fluctuation of Vulcan Materials Co.	(32,236)	—	(32,236)
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of WABCO Holdings, Inc.	(196)	—	(196)
Goldman Sachs & Co.		(1)		Pay or receive monthly amounts based on market value fluctuation of Wabtec Corp.	(4,141)	—	(4,141)
Goldman Sachs & Co.		2		Pay or receive monthly amounts based on market value fluctuation of Wal-Mart Stores, Inc.	1,530	—	1,530
Goldman Sachs & Co.		13		Pay or receive monthly amounts based on market value fluctuation of Walt Disney Co. (The)	(46,904)	—	(46,904)
Goldman Sachs & Co.		—	(r)	Pay or receive monthly amounts based on market value fluctuation of Waste Connections, Inc.	68	—	68

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued)

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		4	Pay or receive monthly amounts based on market value fluctuation of Waste Management, Inc.	$706	$—	$706
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of Waters Corp.	(711)	—	(711)
Goldman Sachs & Co.		(182)	Pay or receive monthly amounts based on market value fluctuation of Weatherford International Ltd.	(103,645)	—	(103,645)
Goldman Sachs & Co.		(14)	Pay or receive monthly amounts based on market value fluctuation of Welbilt, Inc.	(16,430)	—	(16,430)
Goldman Sachs & Co.		3	Pay or receive monthly amounts based on market value fluctuation of WellCare Health Plans, Inc.	20,339	—	20,339
Goldman Sachs & Co.		(5)	Pay or receive monthly amounts based on market value fluctuation of Wendy’s Co. (The)	(3,393)	—	(3,393)
Goldman Sachs & Co.		3	Pay or receive monthly amounts based on market value fluctuation of Werner Enterprises, Inc.	(420)	—	(420)
Goldman Sachs & Co.		(3)	Pay or receive monthly amounts based on market value fluctuation of Westar Energy, Inc.	3,380	—	3,380
Goldman Sachs & Co.		23	Pay or receive monthly amounts based on market value fluctuation of Western Digital Corp.	(91,150)	—	(91,150)
Goldman Sachs & Co.		7	Pay or receive monthly amounts based on market value fluctuation of Westlake Chemical Corp.	21,321	—	21,321
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of WestRock Co.	103	—	103
Goldman Sachs & Co.	HKD	16	Pay or receive monthly amounts based on market value fluctuation of WH Group Ltd.	734	—	734
Goldman Sachs & Co.	GBP	9	Pay or receive monthly amounts based on market value fluctuation of WH Smith PLC	16,498	—	16,498
Goldman Sachs & Co.	HKD	22	Pay or receive monthly amounts based on market value fluctuation of Wharf Holdings Ltd. (The)	704	—	704
Goldman Sachs & Co.	GBP	3	Pay or receive monthly amounts based on market value fluctuation of Whitbread PLC	5,044	—	5,044
Goldman Sachs & Co.		— (r)	Pay or receive monthly amounts based on market value fluctuation of White Mountains Insurance Group Ltd.	134	—	134
Goldman Sachs & Co.		12	Pay or receive monthly amounts based on market value fluctuation of Whiting Petroleum Corp.	35,427	—	35,427
Goldman Sachs & Co.	GBP	60	Pay or receive monthly amounts based on market value fluctuation of William Hill PLC	6,973	—	6,973
Goldman Sachs & Co.		(18)	Pay or receive monthly amounts based on market value fluctuation of Williams Cos., Inc. (The)	(6,214)	—	(6,214)

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued)

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		10	Pay or receive monthly amounts based on market value fluctuation of Williams-Sonoma, Inc.	$(9,883)	$—	$(9,883)
Goldman Sachs & Co.		—(r )	Pay or receive monthly amounts based on market value fluctuation of Willis Towers Watson PLC	813	—	813
Goldman Sachs & Co.		(30)	Pay or receive monthly amounts based on market value fluctuation of WisdomTree Investments Inc.	(17,104)	—	(17,104)
Goldman Sachs & Co.	GBP	51	Pay or receive monthly amounts based on market value fluctuation of WM Morrison Supermarkets PLC	4,506	—	4,506
Goldman Sachs & Co.	GBP	(1)	Pay or receive monthly amounts based on market value fluctuation of Wolseley PLC	(223)	—	(223)
Goldman Sachs & Co.	AUD	4	Pay or receive monthly amounts based on market value fluctuation of Woodside Petroleum Ltd.	4,169	—	4,169
Goldman Sachs & Co.		5	Pay or receive monthly amounts based on market value fluctuation of Woodward, Inc.	(6,703)	—	(6,703)
Goldman Sachs & Co.		(12)	Pay or receive monthly amounts based on market value fluctuation of Workday, Inc.	22,012	—	22,012
Goldman Sachs & Co.	GBP	(80)	Pay or receive monthly amounts based on market value fluctuation of Worldpay Group PLC	8,457	—	8,457
Goldman Sachs & Co.		2	Pay or receive monthly amounts based on market value fluctuation of Worthington Industries, Inc.	1,318	—	1,318
Goldman Sachs & Co.		(25)	Pay or receive monthly amounts based on market value fluctuation of WPX Energy, Inc.	(31,210)	—	(31,210)
Goldman Sachs & Co.		(5)	Pay or receive monthly amounts based on market value fluctuation of WR Grace & Co.	3,284	—	3,284
Goldman Sachs & Co.		(6)	Pay or receive monthly amounts based on market value fluctuation of Wynn Resorts Ltd.	(21,701)	—	(21,701)
Goldman Sachs & Co.		17	Pay or receive monthly amounts based on market value fluctuation of Xerox Corp.	(19,681)	—	(19,681)
Goldman Sachs & Co.	HKD	(16)	Pay or receive monthly amounts based on market value fluctuation of Xinyi Glass Holdings Ltd.	(2,110)	—	(2,110)
Goldman Sachs & Co.		(14)	Pay or receive monthly amounts based on market value fluctuation of XPO Logistics, Inc.	(190,177)	—	(190,177)
Goldman Sachs & Co.	HKD	7	Pay or receive monthly amounts based on market value fluctuation of Yue Yuen Industrial Holdings Ltd.	850	—	850
Goldman Sachs & Co.		(33)	Pay or receive monthly amounts based on market value fluctuation of Zayo Group Holdings, Inc.	3,674	—	3,674

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
Goldman Sachs & Co.		(2)	Pay or receive monthly amounts based on market value fluctuation of Zebra Technologies Corp.	$(301)	$—	$(301)
Goldman Sachs & Co.		(10)	Pay or receive monthly amounts based on market value fluctuation of Zillow Group, Inc.	9,103	—	9,103
Goldman Sachs & Co.		(31)	Pay or receive monthly amounts based on market value fluctuation of Zynga, Inc.	1,834	—	1,834
Goldman Sachs & Co.		(779)	Pay quarterly fixed payments on the MSCI Daily TR World Gross Metals & Mining USD Index and receive quarterly variable payments based on 3 Month LIBOR + 20bps	(83,269)	—	(83,269)
Goldman Sachs & Co.		(650)	Pay quarterly fixed payments on the MSIM Machinery Short Index and receive quarterly variable payments based on 3 Month LIBOR +13bps	(23,883)	—	(23,883)
Goldman Sachs & Co.		(1,283)	Pay quarterly fixed payments on the MSIM Machinery Short Index and receive quarterly variable payments based on 3 Month LIBOR +13bps	(47,798)	—	(47,798)
Goldman Sachs & Co.		100	Pay quarterly variable payment basedon3MonthLIBORand receive monthly fixed payment on iBoxx USD Liquid High Yield Index	4,258	106	4,152
JPMorgan Chase	HKD	1,477	Pay or receive amounts based on market value fluctuation of Hang Seng Index Future Contract upon termination	2,634	101	2,533
JPMorgan Chase		(1,226)	Pay quarterly fixed payments on the JP Morgan Chinese Mid-Size Banks Index and receive quarterly variable payments based on 3 Month LIBOR +10bps	(2,645)	—	(2,645)
JPMorgan Chase		(352)	Pay quarterly fixed payments on the JP Morgan Chinese Mid-Size Banks Index and receive quarterly variable payments based on 3 Month LIBOR -10bps	(736)	—	(736)
JPMorgan Chase		(364)	Pay quarterly fixed payments on the JP Morgan Chinese Mid-Size Banks Index and receive quarterly variable payments based on 3 Month LIBOR -10bps	(706)	—	(706)
JPMorgan Chase		(1,351)	Pay quarterly fixed payments on the JPMSCYCL Index and receive quarterly variable payments based on 3 Month LIBOR +33bps	(57,756)	—	(57,756)
JPMorgan Chase		(1,358)	Pay quarterly fixed payments on the JPMSCYCL Index and receive quarterly variable payments based on 3 Month LIBOR +33bps	(55,634)	—	(55,634)

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Counterparty(1)(2)(3)(4)	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(5)
OTC swap agreements (continued):
JPMorgan Chase	(2,110)	Pay quarterly fixed payments on the JPMSCYCL Index and receive quarterly variable payments based on 3 Month LIBOR +50bps	$3,352	$—	$3,352
JPMorgan Chase	(620)	Pay quarterly fixed payments on the JPMSLUXE Index and receive quarterly variable payments based on 3 Month LIBOR +26bps	387	—	387
JPMorgan Chase	(1,061)	Pay quarterly fixed payments on the JPMSLUXE Index and receive quarterly variable payments based on 3 Month LIBOR +26bps	(40,979)	—	(40,979)
JPMorgan Chase	1,360	Pay quarterly variable payments based on 3 Month LIBOR +42bps and receive quarterly fixed payments on the JPMSDEFN Index	47,837	—	47,837
JPMorgan Chase	1,352	Pay quarterly variable payments based on 3 Month LIBOR +42bps and receive quarterly fixed payments on the JPMSDEFN Index	51,792	—	51,792
JPMorgan Chase	2,075	Pay quarterly variable payments based on 3 Month LIBOR +65bps and receive quarterly fixed payments on the JPMSDEFN Index	(31,959)	—	(31,959)

			$198,388	$1,848	$196,540

(r)	Notional amount is less than $500 par.

(1)	Bank of America total return swaps have termination dates of 1/30/18, 3/20/18, 3/31/18 and 8/31/18, respectively.

(2)	BNP Paribas total return swaps have termination dates of 8/31/18, 11/17/18, 11/30/18 and 12/18/18, respectively.

(3)	Goldman Sachs & Co. positions have reset or termination dates of 1/17/18, 3/20/18, 11/20/18, 12/1/18, 2/17/47 and 11/21/47 respectively. On the Goldman Sachs & Co. positions, the Portfolio receives or pays the total return on the positions shown in the table above and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.

(4)	JPMorgan Chase total return swaps have termination date of 3/15/18, 11/16/18 and 11/30/18.

(5)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$11,455	$(328,743)	$6,302,266	$(4,777,706)

Reverse Repurchase Agreements outstanding at December 31, 2017:

Broker	Interest Rate	Trade Date	Value at December 31, 2017	Maturity Date	Cost
BNP Paribas	(0.380)%	10/30/2017	$3,887,890	02/08/2018	$3,767,687
Hong Kong & Shanghai Bank	0.550%	10/20/2017	1,558,035	01/18/2018	1,521,971
JPMorgan Chase	0.540%	10/23/2017	2,063,754	01/18/2018	2,015,533
UBS AG	0.530%	10/10/2017	5,463,424	01/18/2018	5,348,886

			$12,973,103		$12,654,077

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The aggregate value of Reverse Repurchase Agreements is $12,973,103. Sovereign Bonds with a market value of $13,193,171 have been segregated to cover the requirement for the reverse repurchase agreements outstanding as of December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$3,779,997,751	$—	$—
Common Stocks	305,105,003	193,121,038	29,400
Preferred Stocks	486,264	1,071,353	54,422
Rights	69,161	—	36,636
Unaffiliated Exchange Traded Funds	48,634,556	—	—
Warrants	—	2,074	—
Asset-Backed Securities
Automobiles	—	6,145,804	—
Collateralized Loan Obligations	—	467,046	—
Consumer Loans	—	10,874	—
Home Equity Loans	—	11,844,968	—
Other	—	621,144	—
Residential Mortgage-Backed Securities	—	10,516,750	—
Student Loans	—	3,244,430	—
Bank Loans	—	3,794,528	198,499
Commercial Mortgage-Backed Securities	—	8,012,450	—
Convertible Bonds	—	36	28,087
Corporate Bonds	—	279,133,514	113,104
Municipal Bonds	—	2,693,467	—
Residential Mortgage-Backed Securities	—	43,868,826	—
Sovereign Bonds	—	270,051,045	—
U.S. Government Agency Obligations	—	54,038,196	—
U.S. Treasury Obligations	—	646,415,692	—
Unaffiliated Funds	151,538,991	—	—
Certificates of Deposit	—	5,603,376	—
Foreign Treasury Obligations	—	41,743,784	—
Bankers Acceptances	—	3,601,268	—
Options Purchased	692,533	278,353	—
Common Stocks - Short	(108,696,033)	(39,046,824)	—
Preferred Stock - Short	—	(171,936)	—
Options Written	(372,607)	(408,602)	—
Other Financial Instruments*
Forward Commitment Contracts	—	(10,086,783)	—
Financial Futures Contracts	(219,443)	—	—
Commodity Futures Contracts	2,906,524	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(8,623,154)	—
Centrally Cleared Credit Default Swap Agreements	—	(524,631)	—
OTC Credit Default Swap Agreements	—	(215,099)	—
OTC Currency Swap Agreements	—	(19,512)	—
Centrally Cleared Forward Rate Agreement	—	1,900	—
OTC Inflation Swap Agreements	—	(24,245)	—
Centrally Cleared Inflation Swap Agreements	—	79,588	—
Centrally Cleared Interest Rate Swap Agreements	—	807,440	—
OTC Interest Rate Swap Agreements	—	1,267,740	—
OTC Total Return Swap Agreements	—	199,023	(635)

Total	$4,180,142,700	$1,529,514,921	$459,513

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

*	Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (0.4% represents investments purchased with collateral from securities on loan)	66.0%
U.S. Treasury Obligations	11.2
Sovereign Bonds	4.7
Unaffiliated Funds	2.7
Banks	2.3
Transportation Infrastructure	1.2
Oil, Gas & Consumable Fuels	1.2
Electric Utilities	1.2
Residential Mortgage-Backed Securities	1.0
Unaffiliated Exchange Traded Funds	0.9
U.S. Government Agency Obligations	0.9
Foreign Treasury Obligations	0.7
Oil & Gas	0.7
Construction & Engineering	0.7
Equity Real Estate Investment Trusts (REITs)	0.5
Road & Rail	0.4
Independent Power & Renewable Electricity Producers	0.4
Diversified Financial Services	0.3
Gas Utilities	0.3
Home Equity Loans	0.2
Pharmaceuticals	0.2
Software	0.2
Chemicals	0.2
Electric	0.2
Automobiles	0.2
Multi-Utilities	0.2
Pipelines	0.2
Media	0.2
Commercial Mortgage-Backed Securities	0.1
Consumer Finance	0.1
IT Services	0.1
Air Freight & Logistics	0.1
Foods	0.1
Auto Manufacturers	0.1
Certificates of Deposits	0.1
Biotechnology	0.1
Water Utilities	0.1
Semiconductors & Semiconductor Equipment	0.1
Metals & Mining	0.1
Airlines	0.1
Insurance	0.1
Computers	0.1
Food Products	0.1
Specialty Retail	0.1
Commercial Services	0.1
Health Care Equipment & Supplies	0.1
Agriculture	0.1
Machinery	0.1
Hotels, Restaurants & Leisure	0.1
Bankers Acceptances	0.1
Electronic Equipment, Instruments & Components	0.1
Health Care Providers & Services	0.1

Trading Companies & Distributors	0.1%
Telecommunications	0.1
Internet	0.1
Student Loans	0.1
Internet Software & Services	0.1
Trucking & Leasing	0.1
Municipal Bonds	0.1
Transportation	0.1
Professional Services	0.1
Healthcare-Services	0.1
Real Estate Investment Trusts (REITs)	0.1
Life Sciences Tools & Services	0.0	*
Aerospace & Defense	0.0	*
Capital Markets	0.0	*
Textiles, Apparel & Luxury Goods	0.0	*
Household Durables	0.0	*
Auto Components	0.0	*
Healthcare-Products	0.0	*
Retail	0.0	*
Gas	0.0	*
Multi-National	0.0	*
Building Products	0.0	*
Forest Products & Paper	0.0	*
Mining	0.0	*
Beverages	0.0	*
Real Estate	0.0	*
Communications Equipment	0.0	*
Semiconductors	0.0	*
Commercial Services & Supplies	0.0	*
Technology Hardware, Storage & Peripherals	0.0	*
Paper & Forest Products	0.0	*
Health Care Technology	0.0	*
Food & Staples Retailing	0.0	*
Internet & Direct Marketing Retail	0.0	*
Machinery-Diversified	0.0	*
Diversified Telecommunication Services	0.0	*
Oil & Gas Services	0.0	*
Iron/Steel	0.0	*
Multiline Retail	0.0	*
Containers & Packaging	0.0	*
Electrical Equipment	0.0	*
Household Products	0.0	*
Real Estate Management & Development	0.0	*
Leisure Products	0.0	*
Personal Products	0.0	*
Miscellaneous Manufacturing	0.0	*
Lodging	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Distributors	0.0	*
Options Purchased	0.0	*
Energy Equipment & Services	0.0	*
Other	0.0	*
Auto Parts & Equipment	0.0	*
Building Materials	0.0	*
Collateralized Loan Obligations	0.0	*
Engineering & Construction	0.0	*
Household Products/Wares	0.0	*
Construction Materials	0.0	*
Industrial Conglomerates	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry table (con’t)
Thrifts & Mortgage Finance	0.0	%*
Diversified Consumer Services	0.0	*
Packaging & Containers	0.0	*
Distribution/Wholesale	0.0	*
Marine	0.0	*
Wireless Telecommunication Services	0.0	*
Energy	0.0	*
Tobacco	0.0	*
Home Builders	0.0	*
Consumer Products & Services	0.0	*
Entertainment	0.0	*
Manufacturing	0.0	*
Casinos & Gaming	0.0	*
Consumer Loans	0.0	*
Transportation Infrastructure	(0.0	)*
Industrial Conglomerates	(0.0	)*
Water Utilities	(0.0	)*
Distributors	(0.0	)*
Paper & Forest Products	(0.0	)*
Real Estate Management & Development	(0.0	)*
Health Care Technology	(0.0	)*
Building Products	(0.0	)*
Construction & Engineering	(0.0	)*
Thrifts & Mortgage Finance	(0.0	)*
Electrical Equipment	(0.0	)*
Personal Products	(0.0	)*
Air Freight & Logistics	(0.0	)*
Independent Power & Renewable Electricity Producers	(0.0	)*
Mortgage Real Estate Investment Trusts (REITs)	(0.0	)*
Multiline Retail	(0.0	)*
Leisure Products	(0.0	)*
Household Products	(0.0	)*
Life Sciences Tools & Services	(0.0	)*
Diversified Consumer Services	(0.0	)*
Marine	(0.0	)*
Technology Hardware, Storage & Peripherals	(0.0	)*
Aerospace & Defense	(0.0	)*
Consumer Finance	(0.0	)*
Containers & Packaging	(0.0	)*
Airlines	(0.0	)*
Beverages	(0.0	)*
Trading Companies & Distributors	(0.0	)*
Diversified Telecommunication Services	(0.0	)*

Household Durables	(0.0)%*
Wireless Telecommunication Services	(0.0)*
Construction Materials	(0.0)*
Automobiles	(0.0)*
Energy Equipment & Services	(0.0)*
Road & Rail	(0.0)*
Auto Components	(0.0)*
Food & Staples Retailing	(0.0)*
Metals & Mining	(0.0)*
Textiles, Apparel & Luxury Goods	(0.0)*
Professional Services	(0.0)*
Multi-Utilities	(0.1)
Commercial Services & Supplies	(0.1)
Electric Utilities	(0.1)
Pharmaceuticals	(0.1)
Food Products	(0.1)
Internet & Direct Marketing Retail	(0.1)
Health Care Providers & Services	(0.1)
Internet Software & Services	(0.1)
Media	(0.1)
Hotels, Restaurants & Leisure	(0.1)
Health Care Equipment & Supplies	(0.1)
Communications Equipment	(0.1)
Electronic Equipment, Instruments & Components	(0.1)
Machinery	(0.1)
Semiconductors & Semiconductor Equipment	(0.1)
Specialty Retail	(0.1)
Insurance	(0.1)
Capital Markets	(0.1)
Chemicals	(0.1)
IT Services	(0.1)
Oil, Gas & Consumable Fuels	(0.1)
Biotechnology	(0.1)
Banks	(0.1)
Software	(0.1)
Equity Real Estate Investment Trusts (REITs)	(0.2)

100.0
Options Written	(0.0)*
Other assets in excess of liabilities	0.0 *

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity contracts	Due from/to broker — variation margin futures	$4,722,893	*	Due from/to broker — variation margin futures	$1,816,369	*
Commodity contracts	Premiums paid for OTC swap agreements	1,668		—	—
Commodity contracts	Unrealized appreciation on OTC swap agreements	1,085,585		Unrealized depreciation on OTC swap agreements	85,011
Credit contracts	Due from/to broker — variation margin swaps and centrally cleared forward rate agreements	188,461	*	Due from/to broker — variation margin swaps and centrally cleared forward rate agreements	713,092	*

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$9,480		Premiums received for OTC swap agreements	$328,616
Credit contracts	Unrealized appreciation on OTC swap agreements	158,350		Unrealized depreciation on OTC swap agreements	54,313
Equity contracts	Due from/to broker — variation margin futures	2,504,923	*	Due from/to broker — variation margin futures	2,405,671	*
Equity contracts	Premiums paid for OTC swap agreements	201		Premiums received for OTC swap agreements	127
Equity contracts	Unaffiliated investments	107,871		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	3,458,474		Unrealized depreciation on OTC swap agreements	4,538,423
Foreign exchange contracts	Due from/to broker — variation margin futures	172,211	*	Due from/to broker — variation margin futures	368,070	*
Foreign exchange contracts	Unaffiliated investments	280,283		Options written outstanding, at value	422,394
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	14,059,707		Unrealized depreciation on OTC forward foreign currency exchange contracts	22,682,861
Interest rate contracts	Due from/to broker — variation margin futures	2,748,665	*	Due from/to broker — variation margin futures	2,871,501	*
Interest rate contracts	Due from/to broker — variation margin swaps and centrally cleared forward rate agreements	7,177,096	*	Due from/to broker — variation margin swaps and centrally cleared forward rate agreements	6,288,168	*
Interest rate contracts	Premiums paid for OTC swap agreements	106		—	—
Interest rate contracts	Unaffiliated investments	690,603		Options written outstanding, at value	358,815
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,599,857		Unrealized depreciation on OTC swap agreements	99,959

Total		$38,966,434			$43,033,390

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared forward rate agreements. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$3,685,587	$—	$274,187
Credit contracts	—	—	—	27,034	—	—	(732,930)
Equity contracts	64,990	41,816	—	—	32,161,442	—	547,510
Foreign exchange contracts	—	—	(725,105)	1,764,208	960,323	(5,696,166)	—
Interest rate contracts	—	—	(3,427,459)	6,435,915	7,876,012	—	5,957,994

Total	$64,990	$41,816	$(4,152,564)	$8,227,157	$44,683,364	$(5,696,166)	$6,046,761

(1) Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Forward Rate Agreements	Swaps
Commodity contracts	$—	$—	$—	$—	$(1,170,784)	$—	$—	$(493,429)
Credit contracts	—	—	—	(5,326)	—	—	—	(410,157)
Equity contracts	84,564	(13,788)	—	—	(2,206,941)	—	—	(1,245,923)

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Forward Rate Agreements	Swaps
Foreign exchange contracts	$—	$—	$(28,619)	(297,870)	$(246,895)	(16,776,739)	$—	$—
Interest rate contracts	—	—	190,580	(129,261)	1,050,753	—	1,900	(3,416,483)

Total	$84,564	$(13,788)	$161,961	$(432,457)	$(2,573,867)	$(16,776,739)	$1,900	$(5,565,992)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)	Cross Currency Exchange Contracts(2)
$939,869	$527,117,429	$1,227,185,097	$927,509,052	$918,778,584	$1,176,050,641	$1,011,240

Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)	Currency Swap Agreements(4)	Forward Rate Agreements(4)	Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$84,593,504	$20,793,094	$24,558,392	$7,260,000	$43,295,220	$993,409,947	$100,783,461

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	N/A	$24,263,075	$(24,263,075)	$—
Securities Sold Short	Credit Suisse	(107,920,232)	107,920,232	—
Securities Sold Short	JPMorgan Chase	(39,994,561)	39,994,561	—
Reverse Repurchase Agreements	BNP Paribas	(3,887,890)	3,874,199	(13,691)
Reverse Repurchase Agreements	Hong Kong & Shanghai Bank	(1,558,035)	1,558,035	—
Reverse Repurchase Agreements	JPMorgan Chase	(2,063,754)	2,063,754	—
Reverse Repurchase Agreements	UBS AG	(5,463,424)	5,463,424	—

		$(136,624,821)

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America(3-a)	$121	$(3,457)	$(3,336)	$—	$(3,336)
Bank of America(3-b)	91,996	(16,233)	75,763	(75,763)	—
Bank of America(4)	279,635	(2,201)	277,434	(229,755)	47,679
Bank of America(5-a)	—	(23,565)	(23,565)	—	(23,565)
Bank of America(5-b)	1,347,872	(180,127)	1,167,745	(680,350)	487,395
Bank of America(8)	1,087,253	—	1,087,253	(940,000)	147,253
Bank of America(9)	—	(28,522)	(28,522)	—	(28,522)
Bank of New York Mellon(3-a)	50,521	—	50,521	—	50,521
Bank of New York Mellon(9)	—	(2,577)	(2,577)	—	(2,577)
Barclays Capital Group(3-a)	43,818	(59,333)	(15,515)	—	(15,515)
Barclays Capital Group(3-b)	6,199	(103,757)	(97,558)	—	(97,558)
Barclays Capital Group(5-a)	5,381	(111,635)	(106,254)	106,254	—
Barclays Capital Group(5-b)	467,754	(426,294)	41,460	(41,460)	—
Barclays Capital Group(6)	3,658,164	(4,094,653)	(436,489)	436,489	—
Barclays Capital Group(9)	53,346	(96,166)	(42,820)	42,820	—
BNP Paribas(3-a)	59,446	(935,149)	(875,703)	636,932	(238,771)
BNP Paribas(3-b)	1,357	(107,584)	(106,227)	42,678	(63,549)
BNP Paribas(9)	74,537	(210,259)	(135,722)	135,722	—
Citigroup Global Markets(3-a)	101,149	(535,355)	(434,206)	434,206	—
Citigroup Global Markets(3-b)	60,253	(44,242)	16,011	—	16,011
Citigroup Global Markets(4)	1,150,554	(1,203,616)	(53,062)	53,062	—
Citigroup Global Markets(5-a)	41,134	—	41,134	—	41,134
Citigroup Global Markets(5-b)	38,851	(536,830)	(497,979)	—	(497,979)
Citigroup Global Markets(9)	65	(26,596)	(26,531)	—	(26,531)
Credit Suisse First Boston Corp.(3-a)	—	(20,010)	(20,010)	—	(20,010)
Credit Suisse First Boston Corp.(3-b)	42,727	(17,499)	25,228	—	25,228
Deutsche Bank AG(3-a)	—	(237,517)	(237,517)	237,517	—
Deutsche Bank AG(3-b)	96,277	(300,699)	(204,422)	204,422	—
Goldman Sachs & Co.(3-a)	107,543	(635,738)	(528,195)	346,969	(181,226)
Goldman Sachs & Co.(3-b)	114,502	(267,849)	(153,347)	153,347	—
Goldman Sachs & Co.(4)	3,344,801	(4,065,966)	(721,165)	721,165	—
Goldman Sachs & Co.(5-b)	685,257	(430,241)	255,016	(255,016)	—
Goldman Sachs & Co.(9)	116	(477,002)	(476,886)	210,000	(266,886)
Hong Kong & Shanghai Bank(3-a)	103,431	(381,991)	(278,560)	146,542	(132,018)
Hong Kong & Shanghai Bank(3-b)	56,096	(179,644)	(123,548)	—	(123,548)
JPMorgan Chase(3-a)	205,996	(1,159,628)	(953,632)	834,741	(118,891)
JPMorgan Chase(3-b)	61,626	(269,052)	(207,426)	207,426	—
JPMorgan Chase(4)	2,634	—	2,634	—	2,634
JPMorgan Chase(5-a)	50,182	(55,628)	(5,446)	—	(5,446)
JPMorgan Chase(5-b)	223,469	(511,456)	(287,987)	150,000	(137,987)
JPMorgan Chase(9)	1,371,346	(1,333,583)	37,763	(37,763)	—
Morgan Stanley(3-a)	190,807	(270,799)	(79,992)	—	(79,992)
Morgan Stanley(3-b)	31,056	(19,281)	11,775	(11,775)	—
Morgan Stanley(5-b)	—	(8,345)	(8,345)	—	(8,345)
Morgan Stanley(6)	4,581,262	(7,439,388)	(2,858,126)	2,858,126	—
Morgan Stanley(9)	3,378	(733)	2,645	—	2,645
Royal Bank of Canada(3-a)	—	(116,132)	(116,132)	—	(116,132)
Standard Chartered PLC(3-a)	3,213	(5,617)	(2,404)	—	(2,404)
Standard Chartered PLC(3-b)	—	(10,203)	(10,203)	—	(10,203)
State Street Bank(9)	1,692	(21,579)	(19,887)	—	(19,887)
UBS AG(3-a)	163,125	(1,029,985)	(866,860)	—	(866,860)
UBS AG(3-b)	—	(35,559)	(35,559)	—	(35,559)
UBS AG(5-b)	—	(15,483)	(15,483)	—	(15,483)

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Offsetting of OTC derivative assets and liabilities (continued):

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
UBS AG(7)	$569,320	$(71,331)	$497,989	$—	$497,989
UBS AG(9)	22,519	(61,823)	(39,304)	—	(39,304)

	$20,651,781	$(28,197,912)	$(7,546,131)	$5,686,536	$(1,859,595)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

(3-a)	PIMCO International Hedge (3-b) PIMCO Real Return (4) AQR

(5-a)	Western Asset Management (Emerging Markets) (5-b) Western Asset Management (Macro Opportunities) (6) First Quadrant (7) Alpha Simplex (8) QMA

(9)	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $24,263,075:
Affiliated investments (cost $2,769,759,362)	$3,779,997,751
Unaffiliated investments (cost $1,995,132,917)	2,093,266,672
Cash	463,165
Foreign currency, at value (cost $13,722,152)	13,759,277
Receivable for investments sold	306,790,111
Deposit with broker for securities sold short	149,159,339
Cash segregated for counterparty—OTC	26,620,000
Unrealized appreciation on OTC forward foreign currency contracts	14,059,707
Deposit with broker for futures	13,535,615
Dividends and interest receivable	9,992,111
Deposit with broker for centrally cleared swaps	8,205,748
Unrealized appreciation on OTC swap agreements	6,302,266
Tax reclaim receivable	840,216
Due from broker-variation margin futures	470,423
Receivable for fund share sold	117,611
Due from broker-variation margin swaps and cleared forward rate agreements	81,794
Premiums paid for OTC swap agreements	11,455
Receivable from affiliate	9,652
Prepaid expenses	17,060

Total Assets	6,423,699,973

LIABILITIES:
Payable for investments purchased	469,390,193
Securities sold short, at value (proceeds received $132,289,978)	147,914,793
Payable to broker for collateral for securities on loan	24,773,700
Unrealized depreciation on OTC forward foreign currency contracts	22,682,861
Reverse repurchase agreements	12,973,103
Forward commitment contracts, at value (proceeds receivable $10,044,766)	10,086,783
Unrealized depreciation on OTC swap agreements	4,777,706
Payable for fund share repurchased	1,641,294
Management fees payable	1,549,162
Options written outstanding, at value (premiums received $976,097)	781,209
Due to broker-variation margin futures	345,272
Premiums received for OTC swap agreements	328,743
Accrued expenses and other liabilities	327,678
Cash segregated from counterparty—OTC	110,000
Distribution fee payable	97,514
Due to broker-variation margin swaps	51,892
Foreign capital gains tax liability accrued	38,753
Dividends payable on securities sold short	19,244
Interest payable on securities sold short	12,415
Affiliated transfer agent fee payable	365

Total Liabilities	697,902,680

NET ASSETS	$5,725,797,293

Net assets were comprised of:
Paid-in capital	$3,574,264,910
Retained earnings	2,151,532,383

Net assets, December 31, 2017	$5,725,797,293

Net asset value and redemption price per share, $5,725,797,293 / 378,638,028 outstanding shares of beneficial interest	$15.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income (net of $44,231 foreign withholding tax)	$38,675,884
Unaffiliated dividend income (net) (foreign withholding tax $984,186, of which $213,572 is reimbursable by an affiliate)	13,073,983
Affiliated dividend income	5,004,553
Income from securities lending, net (including affiliated income of $132,449)	171,468

56,925,888

EXPENSES
Management fees	35,985,941
Distribution fee	5,997,253
Dividends on securities sold short	2,289,512
Custodian and accounting fees	1,050,255
Audit fee	121,267
Trustees’ fees	63,744
Shareholders’ reports	32,692
Legal fees and expenses	27,552
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	6,957
Miscellaneous	140,549

Total expenses	45,715,722
Less: management fee waivers and/or expense reimbursement	(650,072)

Net expenses	45,065,650

NET INVESTMENT INCOME (LOSS)	11,860,238

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $104,763,058)	133,501,068
Futures transactions	44,683,364
Options written transactions	8,227,157
Short sales transactions	(20,627,189)
Swap agreements transactions	6,046,761
Forward currency contracts transactions	(5,696,166)
Foreign currency transactions	(3,005,955)

163,129,040

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $424,784,260) (net of change in foreign capital gains taxes $(34,483))	521,985,561
Futures	(2,573,867)
Options written	(432,457)
Short sales	(4,574,331)
Forward rate agreements	1,900
Swap agreements	(5,565,992)
Forward currency contracts	(16,776,739)
Foreign currencies	195,657

492,259,732

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	655,388,772

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$667,249,010

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$11,860,238	$2,704,733
Net realized gain (loss) on investment and foreign currency transactions	163,129,040	188,820,245
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	492,259,732	104,872,830

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	667,249,010	296,397,808

FUND SHARE TRANSACTIONS:
Fund share sold [12,556,742 and 90,745,650 shares, respectively]	176,242,346	1,153,102,279
Fund share repurchased [38,979,014 and 145,053,499 shares, respectively]	(556,029,650)	(1,811,605,568)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(379,787,304)	(658,503,289)

CAPITAL CONTRIBUTIONS	—	596,798

TOTAL INCREASE (DECREASE) IN NET ASSETS	287,461,706	(361,508,683)
NET ASSETS:
Beginning of year	5,438,335,587	5,799,844,270

End of year	$5,725,797,293	$5,438,335,587

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST AQR LARGE-CAP PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 96.9%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 4.8%
Boeing Co. (The)	171,733	$50,645,779
General Dynamics Corp.	26,077	5,305,366
L3 Technologies, Inc.	50,007	9,893,885
Lockheed Martin Corp.	43,461	13,953,154
Northrop Grumman Corp.	61,475	18,867,292
Raytheon Co.	124,949	23,471,670
Textron, Inc.	40,305	2,280,860
United Technologies Corp.	21,907	2,794,676

		127,212,682

Airlines — 2.4%
Delta Air Lines, Inc.(a)	453,121	25,374,776
Southwest Airlines Co.	601,487	39,367,324

		64,742,100

Automobiles — 0.7%
Ford Motor Co.	345,137	4,310,761
General Motors Co.	334,607	13,715,541

		18,026,302

Banks — 4.3%
Citigroup, Inc.	183,477	13,652,524
Citizens Financial Group, Inc.	255,122	10,710,022
JPMorgan Chase & Co.	270,304	28,906,310
M&T Bank Corp.	13,939	2,383,430
PNC Financial Services Group, Inc. (The)	162,172	23,399,798
SunTrust Banks, Inc.	502,564	32,460,609
U.S. Bancorp	32,742	1,754,316

		113,267,009

Beverages — 1.2%
Constellation Brands, Inc. (Class A Stock)	22,688	5,185,796
PepsiCo, Inc.	220,819	26,480,614

		31,666,410

Biotechnology — 1.2%
AbbVie, Inc.	79,132	7,652,856
Celgene Corp.*	86,151	8,990,718
Gilead Sciences, Inc.	209,258	14,991,243

		31,634,817

Capital Markets — 0.6%
Ameriprise Financial, Inc.	13,536	2,293,946
Franklin Resources, Inc.	107,713	4,667,204
Moody’s Corp.	18,556	2,739,051
S&P Global, Inc.	39,812	6,744,153

		16,444,354

Chemicals — 2.2%
Eastman Chemical Co.	96,203	8,912,246
LyondellBasell Industries NV (Class A Stock)	388,248	42,831,519
Monsanto Co.	65,841	7,688,912

		59,432,677

Commercial Services & Supplies — 0.2%
Waste Management, Inc.	55,391	4,780,243

Communications Equipment — 0.8%
Cisco Systems, Inc.	434,273	16,632,656

COMMON STOCKS (continued)	Shares	Value
Communications Equipment (continued)
F5 Networks, Inc.*	12,487	$1,638,544
Juniper Networks, Inc.	94,761	2,700,689

		20,971,889

Construction & Engineering — 0.7%
Jacobs Engineering Group, Inc.	136,665	9,014,423
Quanta Services, Inc.*	267,642	10,467,479

		19,481,902

Consumer Finance — 2.2%
American Express Co.	51,477	5,112,181
Capital One Financial Corp.	266,876	26,575,512
Discover Financial Services	361,333	27,793,734

		59,481,427

Containers & Packaging — 0.1%
Avery Dennison Corp.	24,513	2,815,563

Diversified Consumer Services — 0.7%
H&R Block, Inc.(a)	666,637	17,479,222

Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc. (Class B Stock)*	214,815	42,580,629

Diversified Telecommunication Services — 1.9%
AT&T, Inc.	695,837	27,054,143
CenturyLink, Inc.	48,149	803,125
Verizon Communications, Inc.	449,924	23,814,477

		51,671,745

Electric Utilities — 2.6%
American Electric Power Co., Inc.	173,172	12,740,264
Edison International	373,413	23,614,638
Eversource Energy	41,116	2,597,709
Exelon Corp.	671,876	26,478,633
PG&E Corp.	22,403	1,004,326
Pinnacle West Capital Corp.	44,259	3,769,982

		70,205,552

Electrical Equipment — 0.7%
Eaton Corp. PLC	199,732	15,780,825
Rockwell Automation, Inc.	14,030	2,754,791

		18,535,616

Electronic Equipment, Instruments & Components — 0.3%
TE Connectivity Ltd.	90,380	8,589,715

Equity Real Estate Investment Trusts (REITs) — 3.0%
American Tower Corp.	116,609	16,636,606
AvalonBay Communities, Inc.	35,151	6,271,290
Crown Castle International Corp.	91,665	10,175,732
Equinix, Inc.	13,983	6,337,375
Equity Residential	67,000	4,272,590
Prologis, Inc.	92,700	5,980,077
Public Storage	39,979	8,355,611
Simon Property Group, Inc.	69,516	11,938,678
Ventas, Inc.	75,482	4,529,675
Welltower, Inc.	68,000	4,336,360

		78,833,994

Food & Staples Retailing — 1.2%
CVS Health Corp.	94,551	6,854,948

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (continued)
Wal-Mart Stores, Inc.	254,448	$25,126,740

		31,981,688

Food Products — 2.6%
Archer-Daniels-Midland Co.	323,833	12,979,227
Conagra Brands, Inc.	369,191	13,907,425
Hershey Co. (The)	36,929	4,191,811
Mondelez International, Inc. (Class A Stock)	203,683	8,717,632
Tyson Foods, Inc. (Class A Stock)	349,117	28,302,915

		68,099,010

Health Care Equipment & Supplies — 0.2%
Baxter International, Inc.	47,644	3,079,708
Becton, Dickinson & Co.	5,299	1,134,304
Medtronic PLC	26,625	2,149,969

		6,363,981

Health Care Providers & Services — 5.5%
Aetna, Inc.	37,239	6,717,543
Anthem, Inc.	51,743	11,642,692
Centene Corp.*	204,475	20,627,438
Cigna Corp.	85,117	17,286,412
Express Scripts Holding Co.*	178,869	13,350,782
Humana, Inc.	113,607	28,182,488
McKesson Corp.	95,107	14,831,937
Quest Diagnostics, Inc.	13,441	1,323,804
UnitedHealth Group, Inc.	145,684	32,117,495

		146,080,591

Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	239,756	15,912,606
Darden Restaurants, Inc.	27,841	2,673,293
McDonald’s Corp.	48,303	8,313,912
Royal Caribbean Cruises Ltd.	149,619	17,846,554

		44,746,365

Household Durables — 1.5%
D.R. Horton, Inc.	161,994	8,273,034
Newell Brands, Inc.	310,996	9,609,776
PulteGroup, Inc.(a)	318,991	10,606,451
Whirlpool Corp.	67,739	11,423,505

		39,912,766

Household Products — 1.0%
Colgate-Palmolive Co.	22,869	1,725,466
Procter & Gamble Co. (The)	277,441	25,491,279

		27,216,745

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp.	174,977	1,895,001

Industrial Conglomerates — 0.2%
General Electric Co.	113,552	1,981,482
Honeywell International, Inc.	19,014	2,915,987

		4,897,469

Insurance — 4.5%
Aflac, Inc.	194,197	17,046,613
Allstate Corp. (The)	350,239	36,673,526
Assurant, Inc.	104,060	10,493,410
Everest Re Group Ltd.	43,998	9,734,997

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Progressive Corp. (The)	6,127	$345,073
Travelers Cos., Inc. (The)	280,038	37,984,354
Unum Group	131,632	7,225,281

		119,503,254

Internet & Direct Marketing Retail — 1.1%
Amazon.com, Inc.*	24,154	28,247,378

Internet Software & Services — 5.6%
Alphabet, Inc. (Class A Stock)*	37,417	39,415,068
Alphabet, Inc. (Class C Stock)*	33,388	34,937,203
eBay, Inc.*	597,817	22,561,614
Facebook, Inc. (Class A Stock)*	298,476	52,669,075

		149,582,960

IT Services — 3.1%
Accenture PLC (Class A Stock)	3,567	546,072
Cognizant Technology Solutions Corp. (Class A Stock)	229,362	16,289,289
DXC Technology Co.	40,514	3,844,779
International Business Machines Corp.	176,320	27,051,014
Mastercard, Inc. (Class A Stock)	73,053	11,057,302
Total System Services, Inc.	221,631	17,528,796
Visa, Inc. (Class A Stock)(a)	51,559	5,878,757

		82,196,009

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	84,860	5,683,074

Machinery — 0.7%
Caterpillar, Inc.	61,077	9,624,514
Cummins, Inc.	2,853	503,954
Deere & Co.	6,547	1,024,671
Ingersoll-Rand PLC	86,738	7,736,162

		18,889,301

Media — 1.8%
Comcast Corp. (Class A Stock)	183,242	7,338,842
Time Warner, Inc.	88,179	8,065,733
Twenty-First Century Fox, Inc. (Class A Stock)	118,841	4,103,580
Viacom, Inc. (Class B Stock)	428,988	13,217,120
Walt Disney Co. (The)	136,244	14,647,592

		47,372,867

Metals & Mining — 0.8%
Freeport-McMoRan, Inc.*	916,864	17,383,741
Newmont Mining Corp.	78,329	2,938,904

		20,322,645

Multiline Retail — 0.7%
Dollar Tree, Inc.*	31,945	3,428,018
Kohl’s Corp.	79,628	4,318,226
Target Corp.	151,246	9,868,802

		17,615,046

Multi-Utilities — 1.8%
Ameren Corp.	248,948	14,685,443
DTE Energy Co.	87,031	9,526,413
Public Service Enterprise Group, Inc.	458,298	23,602,347

		47,814,203

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels — 2.7%
Devon Energy Corp.	194,709	$8,060,953
Exxon Mobil Corp.	207,319	17,340,161
Marathon Oil Corp.	311,332	5,270,851
Marathon Petroleum Corp.	298,757	19,711,987
Pioneer Natural Resources Co.	23,157	4,002,687
Valero Energy Corp.	176,562	16,227,813

		70,614,452

Pharmaceuticals — 2.7%
Bristol-Myers Squibb Co.	141,514	8,671,978
Johnson & Johnson	132,235	18,475,874
Merck & Co., Inc.	406,059	22,848,940
Pfizer, Inc.	561,816	20,348,976

		70,345,768

Professional Services — 0.4%
Robert Half International, Inc.	180,731	10,037,800

Road & Rail — 1.6%
Kansas City Southern	98,650	10,379,953
Norfolk Southern Corp.	82,760	11,991,924
Union Pacific Corp.	149,996	20,114,464

		42,486,341

Semiconductors & Semiconductor Equipment — 6.6%
Applied Materials, Inc.	469,893	24,020,930
Broadcom Ltd.	37,620	9,664,577
Intel Corp.	445,020	20,542,123
KLA-Tencor Corp.	126,095	13,248,802
Lam Research Corp.	107,302	19,751,079
Micron Technology, Inc.*	700,842	28,818,623
NVIDIA Corp.	105,257	20,367,230
Qorvo, Inc.*	9,145	609,057
QUALCOMM, Inc.	166,226	10,641,789
Skyworks Solutions, Inc.	116,478	11,059,586
Texas Instruments, Inc.	142,814	14,915,494

		173,639,290

Software — 5.3%
Adobe Systems, Inc.*	39,323	6,890,963
ANSYS, Inc.*	11,188	1,651,237
Cadence Design Systems, Inc.*	174,301	7,289,268
Electronic Arts, Inc.*	106,567	11,195,929
Intuit, Inc.	89,813	14,170,695
Microsoft Corp.	835,006	71,426,413
Oracle Corp.	592,250	28,001,580
Synopsys, Inc.*	6,821	581,422

		141,207,507

Specialty Retail — 2.6%
Best Buy Co., Inc.	276,645	18,941,883
Foot Locker, Inc.	197,771	9,271,504
Home Depot, Inc. (The)	76,316	14,464,171
Lowe’s Cos., Inc.	196,576	18,269,773
Ross Stores, Inc.	10,456	839,094
TJX Cos., Inc. (The)	96,678	7,392,000

		69,178,425

Technology Hardware, Storage & Peripherals — 5.6%
Apple, Inc.	513,097	86,831,405
HP, Inc.	570,586	11,988,012

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp.	446,837	$35,536,947
Xerox Corp.	455,264	13,270,946

		147,627,310

Textiles, Apparel & Luxury Goods — 1.5%
Michael Kors Holdings Ltd.*	517,069	32,549,494
PVH Corp.	28,999	3,978,953
Ralph Lauren Corp.(a)	32,954	3,417,000

		39,945,447

Tobacco — 1.0%
Altria Group, Inc.	181,624	12,969,770
Philip Morris International, Inc.	120,827	12,765,373

		25,735,143

Trading Companies & Distributors — 0.4%
United Rentals, Inc.*	59,490	10,226,926

TOTAL LONG-TERM INVESTMENTS (cost $2,104,677,188)		2,567,318,610

SHORT-TERM INVESTMENTS — 4.2%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	73,072,905	73,072,905
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $38,369,373; includes $38,323,223 of cash collateral for securities on loan)(b)(w)	38,367,729	38,367,728

TOTAL SHORT-TERM INVESTMENTS (cost $111,442,278)		111,440,633

TOTAL INVESTMENTS — 101.1% (cost $2,216,119,466)		2,678,759,243
Liabilities in excess of other assets(z) — (1.1)%		(29,455,455)

NET ASSETS — 100.0%		$2,649,303,788

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $37,173,449; cash collateral of $38,323,223 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
412	S&P 500 E-Mini Index	Mar. 2018	$54,882,332	$55,125,600	$243,268

Cash of $1,854,000 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$127,212,682	$—	$—
Airlines	64,742,100	—	—
Automobiles	18,026,302	—	—
Banks	113,267,009	—	—
Beverages	31,666,410	—	—
Biotechnology	31,634,817	—	—
Capital Markets	16,444,354	—	—
Chemicals	59,432,677	—	—
Commercial Services & Supplies	4,780,243	—	—
Communications Equipment	20,971,889	—	—
Construction & Engineering	19,481,902	—	—
Consumer Finance	59,481,427	—	—
Containers & Packaging	2,815,563	—	—
Diversified Consumer Services	17,479,222	—	—
Diversified Financial Services	42,580,629	—	—
Diversified Telecommunication Services	51,671,745	—	—
Electric Utilities	70,205,552	—	—
Electrical Equipment	18,535,616	—	—
Electronic Equipment, Instruments & Components	8,589,715	—	—
Equity Real Estate Investment Trusts (REITs)	78,833,994	—	—
Food & Staples Retailing	31,981,688	—	—
Food Products	68,099,010	—	—
Health Care Equipment & Supplies	6,363,981	—	—
Health Care Providers & Services	146,080,591	—	—
Hotels, Restaurants & Leisure	44,746,365	—	—
Household Durables	39,912,766	—	—
Household Products	27,216,745	—	—
Independent Power & Renewable Electricity Producers	1,895,001	—	—
Industrial Conglomerates	4,897,469	—	—
Insurance	119,503,254	—	—
Internet & Direct Marketing Retail	28,247,378	—	—
Internet Software & Services	149,582,960	—	—
IT Services	82,196,009	—	—
Life Sciences Tools & Services	5,683,074	—	—
Machinery	18,889,301	—	—
Media	47,372,867	—	—
Metals & Mining	20,322,645	—	—
Multiline Retail	17,615,046	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Multi-Utilities	$47,814,203	$—	$—
Oil, Gas & Consumable Fuels	70,614,452	—	—
Pharmaceuticals	70,345,768	—	—
Professional Services	10,037,800	—	—
Road & Rail	42,486,341	—	—
Semiconductors & Semiconductor Equipment	173,639,290	—	—
Software	141,207,507	—	—
Specialty Retail	69,178,425	—	—
Technology Hardware, Storage & Peripherals	147,627,310	—	—
Textiles, Apparel & Luxury Goods	39,945,447	—	—
Tobacco	25,735,143	—	—
Trading Companies & Distributors	10,226,926	—	—
Affiliated Mutual Funds	111,440,633	—	—
Other Financial Instruments*
Futures Contracts	243,268	—	—

Total	$2,679,002,511	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contacts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Semiconductors & Semiconductor Equipment	6.6%
Internet Software & Services	5.6
Technology Hardware, Storage & Peripherals	5.6
Health Care Providers & Services	5.5
Software	5.3
Aerospace & Defense	4.8
Insurance	4.5
Banks	4.3
Affiliated Mutual Funds (1.4% represents investments purchased with collateral from securities on loan)	4.2
IT Services	3.1
Equity Real Estate Investment Trusts (REITs)	3.0
Oil, Gas & Consumable Fuels	2.7
Pharmaceuticals	2.7
Electric Utilities	2.6
Specialty Retail	2.6
Food Products	2.6
Airlines	2.4
Consumer Finance	2.2
Chemicals	2.2
Diversified Telecommunication Services	1.9
Multi-Utilities	1.8
Media	1.8
Hotels, Restaurants & Leisure	1.7
Diversified Financial Services	1.6
Road & Rail	1.6
Textiles, Apparel & Luxury Goods	1.5
Household Durables	1.5
Food & Staples Retailing	1.2
Beverages	1.2
Biotechnology	1.2
Internet & Direct Marketing Retail	1.1

Household Products	1.0%
Tobacco	1.0
Communications Equipment	0.8
Metals & Mining	0.8
Construction & Engineering	0.7
Machinery	0.7
Electrical Equipment	0.7
Automobiles	0.7
Multiline Retail	0.7
Diversified Consumer Services	0.7
Capital Markets	0.6
Trading Companies & Distributors	0.4
Professional Services	0.4
Electronic Equipment, Instruments & Components	0.3
Health Care Equipment & Supplies	0.2
Life Sciences Tools & Services	0.2
Industrial Conglomerates	0.2
Commercial Services & Supplies	0.2
Containers & Packaging	0.1
Independent Power & Renewable Electricity Producers	0.1

101.1
Liabilities in excess of other assets	(1.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$243,268	*	—	$—

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$8,541,306

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$358,068

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)
$43,173,909

(1)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$37,173,449	$(37,173,449)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST AQR LARGE-CAP PORTFOLIO (continued)

December 31, 2017

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $37,173,449:
Unaffiliated investments (cost $2,104,677,188)	$2,567,318,610
Affiliated investments (cost $111,442,278)	111,440,633
Cash	39,032
Receivable for investments sold	80,763,453
Receivable for fund share sold	4,438,308
Dividends and interest receivable	2,703,393
Deposit with broker for futures.	1,854,000
Prepaid expenses	20,214

Total Assets	2,768,577,643

LIABILITIES:
Payable for investments purchased.	76,339,675
Payable to broker for collateral for securities on loan	38,323,223
Payable for fund share repurchased	3,741,922
Management fees payable	462,280
Due to broker-variation margin futures	199,820
Distribution fee payable	109,340
Accrued expenses and other liabilities	97,230
Affiliated transfer agent fee payable	365

Total Liabilities	119,273,855

NET ASSETS	$2,649,303,788

Net assets were comprised of:
Paid-in capital	$1,087,133,786
Retained earnings	1,562,170,002

Net assets, December 31, 2017	$2,649,303,788

Net asset value and redemption price per share, $2,649,303,788 / 144,641,403 outstanding shares of beneficial interest.	$18.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income	$55,529,633
Affiliated dividend income	752,174
Income from securities lending, net (including affiliated income of $54,830)	54,838
Interest income.	11,992

56,348,637

EXPENSES
Management fees.	15,464,947
Distribution fee	6,927,578
Custodian and accounting fees	180,469
Trustees’ fees	37,376
Audit fee	25,100
Legal fees and expenses	20,109
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,209
Shareholders’ reports	6,705
Miscellaneous.	57,966

Total expenses	22,727,459
Less: Management fee waivers and/or expense reimbursement	(2,447,118)

Net expenses	20,280,341

NET INVESTMENT INCOME (LOSS)	36,068,296

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(6,476))	399,083,880
Futures transactions	8,541,306

407,625,186

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,855)	100,516,016
Futures	358,068

100,874,084

NET GAIN (LOSS) ON INVESTMENTS	508,499,270

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$544,567,566

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$36,068,296	$42,206,200
Net realized gain (loss) on investment transactions	407,625,186	57,537,948
Net change in unrealized appreciation (depreciation) on investments.	100,874,084	182,684,645

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	544,567,566	282,428,793

FUND SHARE TRANSACTIONS:
Fund share sold [6,182,802 and 18,052,367 shares, respectively]	99,471,125	240,968,122
Fund share repurchased [58,215,671 and 36,271,602 shares, respectively]	(944,354,340)	(486,091,537)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(844,883,215)	(245,123,415)

CAPITAL CONTRIBUTIONS	—	46,900

TOTAL INCREASE (DECREASE) IN NET ASSETS	(300,315,649)	37,352,278
NET ASSETS:
Beginning of year	2,949,619,437	2,912,267,159

End of year	$2,649,303,788	$2,949,619,437

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 87.9%
	Shares	Value
AFFILIATED MUTUAL FUNDS
AST AB Global Bond Portfolio*	39,060,363	$424,195,538
AST AQR Emerging Markets Equity Portfolio*	2,533,103	32,474,379
AST AQR Large-Cap Portfolio*	72,367,376	1,325,770,324
AST BlackRock Low Duration Bond Portfolio*	2,274,370	24,426,729
AST BlackRock/Loomis Sayles Bond Portfolio*	9,285,858	126,659,102
AST ClearBridge Dividend Growth Portfolio*	40,980,869	722,492,715
AST Goldman Sachs Global Income Portfolio*	18,580,363	198,995,690
AST Goldman Sachs Large-Cap Value Portfolio*	12,168,260	378,189,525
AST Goldman Sachs Mid-Cap Growth Portfolio*	6,288,230	59,298,010
AST Goldman Sachs Small-Cap Value Portfolio*	5,106,247	121,273,375
AST Goldman Sachs Strategic Income Portfolio*	7,551,103	72,641,616
AST Government Money Market Portfolio	11,124,056	11,124,056
AST High Yield Portfolio*	5,780,516	58,209,798
AST Hotchkis & Wiley Large-Cap Value Portfolio*	16,824,251	500,689,711
AST International Growth Portfolio*	46,088,321	826,363,592
AST International Value Portfolio*	36,110,994	769,886,400
AST Jennison Large-Cap Growth Portfolio*	12,902,586	400,625,298
AST Loomis Sayles Large-Cap Growth Portfolio*	13,684,134	682,427,742
AST Lord Abbett Core Fixed Income Portfolio*	13,905,653	175,767,455
AST MFS Growth Portfolio*	16,249,582	385,277,591
AST MFS Large-Cap Value Portfolio*	31,434,314	631,829,709
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	1,041,704	36,365,889
AST Parametric Emerging Markets Equity Portfolio*	1,831,170	18,513,126
AST Prudential Core Bond Portfolio*	49,983,829	614,801,096
AST QMA International Core Equity Portfolio*	30,912,410	394,751,480
AST QMA Large-Cap Portfolio*	71,556,730	1,330,955,187
AST Small-Cap Growth Opportunities Portfolio*	7,746,507	153,535,778
AST Small-Cap Growth Portfolio*	3,565,388	158,695,421
AST Small-Cap Value Portfolio*	6,308,233	180,667,795
AST T. Rowe Price Large-Cap Growth Portfolio*	14,326,198	496,402,761
AST T. Rowe Price Large-Cap Value Portfolio*	32,740,627	495,693,095
AST Templeton Global Bond Portfolio*	79,450	873,945
AST WEDGE Capital Mid-Cap Value Portfolio*	1,427,360	36,797,353
AST Wellington Management Global Bond Portfolio*	46,858,571	499,043,777
AST Western Asset Core Plus Bond Portfolio*	32,270,963	413,391,040
AST Western Asset Emerging Markets Debt Portfolio*	1,624,689	18,521,459

	Shares	Value
TOTAL LONG-TERM INVESTMENTS (cost $9,777,111,486)(w)		$12,777,627,557

SHORT-TERM INVESTMENTS — 11.7%
AFFILIATED MUTUAL FUND — 11.3%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $1,648,354,239)(w)	1,648,354,239	1,648,354,239

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 0.4%
U.S. Treasury Bills(k)
1.250%	03/15/18	300	299,223
1.275%	03/15/18	250	249,353
1.340%	03/15/18	53,500	53,361,435

TOTAL U.S. TREASURY OBLIGATIONS (cost $53,903,764)			53,910,011

TOTAL SHORT-TERM INVESTMENTS (cost $1,702,258,003)			1,702,264,250

TOTAL INVESTMENTS — 99.6% (cost $11,479,369,489)			14,479,891,807
Other assets in excess of liabilities(z) — 0.4%			59,124,000

NET ASSETS — 100.0%			$14,539,015,807

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
648	2 Year U.S. Treasury Notes	Mar. 2018	$139,025,689	$138,742,876	$(282,813)
879	10 Year U.S. Treasury Notes	Mar. 2018	109,627,507	109,037,203	(590,304)
233	CAC40 10 Euro	Jan. 2018	15,131,414	14,846,258	(285,156)
34	DAX Index	Mar. 2018	13,452,062	13,166,515	(285,547)
1,681	Euro STOXX 50 Index	Mar. 2018	72,353,755	70,451,778	(1,901,977)
150	FTSE 100 Index	Mar. 2018	14,938,028	15,468,636	530,608
317	Mini MSCI EAFE Index	Mar. 2018	31,981,404	32,421,175	439,771
1,411	Russell 2000 Mini Index	Mar. 2018	107,617,516	108,400,075	782,559
4,058	S&P 500 E-Mini Index	Mar. 2018	540,587,631	542,960,400	2,372,769
721	S&P 500 Index	Mar. 2018	478,336,250	482,349,000	4,012,750
813	TOPIX Index	Mar. 2018	129,250,260	131,104,593	1,854,333

					$6,646,993

Securities with a combined market value of $53,910,011 have been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$14,425,981,796	$—	$—
U.S. Treasury Obligations	—	53,910,011	—
Other Financial Instruments*
Futures Contracts	6,646,993	—	—

Total	$14,432,628,789	$53,910,011	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Large/Mid-Cap Growth	32.2%
Large/Mid-Cap Value	14.3
Ultra Short Bond	11.3
Core Bond	9.8
International Value	8.0
Global Bond	7.7
International Growth	5.7

Large/Mid-Cap Blend	5.0%
Small-Cap Growth	2.1
Small-Cap Value	2.1
Emerging Markets	0.5
High Yield	0.4
U.S. Treasury Obligations	0.4
Money Market	0.1

99.6
Other assets in excess of liabilities	0.4

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$9,992,790	*	Due from/to broker — variation margin futures	$2,472,680	*
Interest rate contracts	—	—		Due from/to broker — variation margin futures	873,117	*

Total		$9,992,790			$3,345,797

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$202,425,954
Interest rate contracts	1,295,563

Total	$203,721,517

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$9,360,423
Interest rate contracts	(675,718)

Total	$8,684,705

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activites is as follows:

Futures Contracts - Long Positions(1)
$1,541,825,936

(1)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value:
Affiliated investments (cost $11,425,465,725)	$14,425,981,796
Unaffiliated investments (cost $53,903,764)	53,910,011
Foreign currency, at value (cost $50,566,509)	50,994,559
Receivable for investments sold	52,695,000
Receivable for fund share sold	268,224
Prepaid expenses	11,827

Total Assets	14,583,861,417

LIABILITIES:
Payable for investments purchased	34,255,000
Due to broker-variation margin futures	4,924,705
Payable for fund share repurchased	3,306,476
Deposit due to broker—futures	1,356,101
Management fees payable	879,141
Accrued expenses and other liabilities	123,822
Affiliated transfer agent fee payable	365

Total Liabilities	44,845,610

NET ASSETS	$14,539,015,807

Net assets were comprised of:
Paid-in capital	$8,182,736,730
Retained earnings	6,356,279,077

Net assets, December 31, 2017	$14,539,015,807

Net asset value and redemption price per share, $14,539,015,807 / 766,208,837 outstanding shares of beneficial interest	$18.98

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Affiliated dividend income	$17,431,833

EXPENSES
Management fees	20,656,995
Custodian and accounting fees	576,028
Trustees’ fees	144,612
Legal fees and expenses	49,714
Audit fee	23,955
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	6,957
Shareholders’ reports	4,774
Miscellaneous	61,017

Total expenses	21,524,052
Less: management fee waivers and/or expense reimbursement	(245,370)

Net expenses	21,278,682

NET INVESTMENT INCOME (LOSS)	(3,846,849)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Affiliated investment transactions	714,668,709
Futures transactions	203,721,517
Foreign currency transactions	3,961,551

922,351,777

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,327,041,135)	1,327,044,628
Futures	8,684,705
Foreign currencies	1,887,159

1,337,616,492

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	2,259,968,269

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,256,121,420

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(3,846,849)	$(11,438,213)
Net realized gain (loss) on investment and foreign currency transactions	922,351,777	654,558,614
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,337,616,492	108,392,513

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,256,121,420	751,512,914

FUND SHARE TRANSACTIONS:
Fund share sold [16,391,522 and 118,244,058 shares, respectively]	278,755,184	1,753,930,190
Fund share repurchased [42,177,243 and 161,280,229 shares, respectively]	(748,435,607)	(2,336,145,965)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(469,680,423)	(582,215,775)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,786,440,997	169,297,139
NET ASSETS:
Beginning of year	12,752,574,810	12,583,277,671

End of year	$14,539,015,807	$12,752,574,810

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS —97.4%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 1.9%
Raytheon Co.	172,650	$32,432,303

Air Freight & Logistics — 2.0%
United Parcel Service, Inc. (Class B Stock) .	279,000	33,242,850

Automobiles — 1.5%
General Motors Co.	603,630	24,742,794

Banks — 6.1%
Bank of America Corp.	825,000	24,354,000
JPMorgan Chase & Co.	500,000	53,470,000
U.S. Bancorp	153,530	8,226,137
Wells Fargo & Co.	270,250	16,396,068

		102,446,205

Beverages — 3.3%
Anheuser-Busch InBev SA/NV (Belgium), ADR	100,000	11,155,999
Coca-Cola Co. (The)	600,000	27,528,000
PepsiCo, Inc.	150,000	17,988,000

		56,671,999

Capital Markets — 5.7%
Bank of New York Mellon Corp. (The)	711,280	38,309,541
BlackRock, Inc.	41,000	21,062,110
Blackstone Group LP (The), MLP	1,150,000	36,823,000

		96,194,651

Chemicals — 5.8%
DowDuPont, Inc.	428,927	30,548,181
Ecolab, Inc.	178,850	23,998,093
PPG Industries, Inc.	300,000	35,046,000
Praxair, Inc.	55,000	8,507,400

		98,099,674

Commercial Services & Supplies — 1.6%
Waste Management, Inc.	315,000	27,184,500

Containers & Packaging — 1.9%
International Paper Co.	547,330	31,712,300

Diversified Financial Services — 2.3%
Berkshire Hathaway, Inc. (Class B Stock)*	200,000	39,644,000

Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	315,000	16,672,950

Electric Utilities — 2.3%
Brookfield Infrastructure Partners LP (Canada)	541,115	24,247,363
NextEra Energy, Inc.	97,310	15,198,849

		39,446,212

Energy Equipment & Services — 2.0%
Schlumberger Ltd.	500,000	33,695,000

Equity Real Estate Investment Trusts (REITs) — 4.3%
American Tower Corp.	223,730	31,919,559
Healthcare Trust of America, Inc. (Class A Stock)(a)	580,610	17,441,524
Weyerhaeuser Co.	650,000	22,919,000

		72,280,083

Food & Staples Retailing — 3.2%
Costco Wholesale Corp.	73,960	13,765,435

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (continued)
Sysco Corp.	160,000	$9,716,800
Wal-Mart Stores, Inc.	310,900	30,701,375

		54,183,610

Food Products — 5.3%
Lamb Weston Holdings, Inc.	268,470	15,155,132
McCormick & Co., Inc.(a)	168,630	17,185,083
Mondelez International, Inc. (Class A Stock) .	600,000	25,680,000
Nestle SA (Switzerland), ADR	369,100	31,731,527

		89,751,742

Health Care Providers & Services — 1.1%
UnitedHealth Group, Inc.	82,620	18,214,405

Hotels, Restaurants & Leisure — 1.5%
McDonald’s Corp.	144,160	24,812,819

Household Products — 3.6%
Kimberly-Clark Corp.	200,000	24,132,000
Procter & Gamble Co. (The)	400,000	36,752,000

		60,884,000

Independent Power & Renewable Electricity Producers — 0.6%
Brookfield Renewable Partners LP (Canada), MLP, (NYSE)	47,160	1,646,356
Brookfield Renewable Partners LP (Canada), MLP, (TSX)	241,760	8,426,019

		10,072,375

Industrial Conglomerates — 2.5%
3M Co.	180,070	42,383,076

Insurance — 2.7%
MetLife, Inc.	418,050	21,136,608
Travelers Cos., Inc. (The)	180,510	24,484,376

		45,620,984

IT Services — 2.5%
Mastercard, Inc. (Class A Stock)	145,000	21,947,200
Visa, Inc. (Class A Stock)(a)	180,000	20,523,600

		42,470,800

Machinery — 0.5%
Pentair PLC (United Kingdom)	125,000	8,827,499

Media — 5.5%
Comcast Corp. (Class A Stock)	773,880	30,993,894
Time Warner, Inc.	320,000	29,270,400
Walt Disney Co. (The)	302,600	32,532,526

		92,796,820

Multi-Utilities — 1.6%
WEC Energy Group, Inc.	418,750	27,817,563

Oil, Gas & Consumable Fuels — 7.0%
Enbridge, Inc. (Canada)(a)	729,537	28,532,192
Exxon Mobil Corp.	341,250	28,542,150
Kinder Morgan, Inc.	800,000	14,456,000
Phillips 66	148,310	15,001,557
Williams Cos., Inc. (The)	1,050,000	32,014,500

		118,546,399

Pharmaceuticals — 6.3%
Johnson & Johnson	238,640	33,342,781

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Merck & Co., Inc.	446,820	$25,142,561
Pfizer, Inc.	600,000	21,732,000
Zoetis, Inc.	366,220	26,382,489

		106,599,831

Road & Rail — 1.8%
Union Pacific Corp.	230,380	30,893,958

Semiconductors & Semiconductor Equipment — 2.2%
Intel Corp.	416,200	19,211,792
Texas Instruments, Inc.	170,000	17,754,800

		36,966,592

Software — 2.4%
Microsoft Corp.	480,130	41,070,320

Specialty Retail — 3.2%
Home Depot, Inc. (The)	210,300	39,858,159
Tiffany & Co.	138,180	14,363,811

		54,221,970

Technology Hardware, Storage & Peripherals — 2.2%
Apple, Inc.	225,020	38,080,135

TOTAL LONG-TERM INVESTMENTS (cost $1,203,590,083)		1,648,680,419

SHORT-TERM INVESTMENTS — 6.6%
AFFILIATED MUTUAL FUND — 4.1%
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $70,215,335; includes $70,144,052 of cash collateral for securities on loan)(b)(w)	70,212,280	70,212,280

	Shares	Value
UNAFFILIATED FUND — 2.5%
Fidelity Investments Money Market Funds — Treasury Only Portfolio (cost $41,843,765)	41,843,765	$41,843,765

TOTAL SHORT-TERM INVESTMENTS (cost $112,059,100)		112,056,045

TOTAL INVESTMENTS — 104.0% (cost $1,315,649,183)		1,760,736,464
Liabilities in excess of other assets — (4.0)%		(67,542,251)

NET ASSETS — 100.0%		$1,693,194,213

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $68,491,911; cash collateral of $70,144,052 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment. (w) PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$32,432,303	$—	$—
Air Freight & Logistics	33,242,850	—	—
Automobiles	24,742,794	—	—
Banks	102,446,205	—	—
Beverages	56,671,999	—	—
Capital Markets	96,194,651	—	—
Chemicals	98,099,674	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Commercial Services & Supplies	$27,184,500	$—	$—
Containers & Packaging	31,712,300	—	—
Diversified Financial Services	39,644,000	—	—
Diversified Telecommunication Services	16,672,950	—	—
Electric Utilities	39,446,212	—	—
Energy Equipment & Services	33,695,000	—	—
Equity Real Estate Investment Trusts (REITs)	72,280,083	—	—
Food & Staples Retailing	54,183,610	—	—
Food Products	89,751,742	—	—
Health Care Providers & Services	18,214,405	—	—
Hotels, Restaurants & Leisure	24,812,819	—	—
Household Products	60,884,000	—	—
Independent Power & Renewable Electricity
Producers	10,072,375	—	—
Industrial Conglomerates	42,383,076	—	—
Insurance	45,620,984	—	—
IT Services	42,470,800	—	—
Machinery	8,827,499	—	—
Media	92,796,820	—	—
Multi-Utilities	27,817,563	—	—
Oil, Gas & Consumable Fuels	118,546,399	—	—
Pharmaceuticals	106,599,831	—	—
Road & Rail	30,893,958	—	—
Semiconductors & Semiconductor Equipment	36,966,592	—	—
Software	41,070,320	—	—
Specialty Retail	54,221,970	—	—
Technology Hardware, Storage & Peripherals	38,080,135	—	—
Affiliated Mutual Fund	70,212,280	—	—
Unaffiliated Fund	41,843,765	—	—

Total	$1,760,736,464	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Oil, Gas & Consumable Fuels	7.0%
Pharmaceuticals	6.3
Banks	6.1
Chemicals	5.8
Capital Markets	5.7
Media	5.5
Food Products	5.3
Equity Real Estate Investment Trusts (REITs)	4.3
Affiliated Mutual Fund (4.1% represents investments purchased with collateral from securities on loan)	4.1
Household Products	3.6
Beverages	3.3
Specialty Retail	3.2
Food & Staples Retailing	3.2
Insurance	2.7
IT Services	2.5
Industrial Conglomerates	2.5
Unaffiliated Mutual Fund	2.5
Software	2.4
Diversified Financial Services	2.3
Electric Utilities	2.3

Technology Hardware, Storage & Peripherals	2.2%
Semiconductors & Semiconductor Equipment	2.2
Energy Equipment & Services	2.0
Air Freight & Logistics	2.0
Aerospace & Defense	1.9
Containers & Packaging	1.9
Road & Rail	1.8
Multi-Utilities	1.6
Commercial Services & Supplies	1.6
Hotels, Restaurants & Leisure	1.5
Automobiles	1.5
Health Care Providers & Services	1.1
Diversified Telecommunication Services	1.0
Independent Power & Renewable Electricity Producers	0.6
Machinery	0.5

104.0
Liabilities in excess of other assets	(4.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$68,491,911	$(68,491,911)	$—

(1) Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $68,491,911:
Unaffiliated investments (cost $1,245,433,848)	$1,690,524,184
Affiliated investments (cost $70,215,335)	70,212,280
Cash	229,989
Receivable for fund share sold	2,538,472
Dividends receivable	1,970,126
Tax reclaim receivable	663,074
Receivable for investments sold	12,731
Prepaid expenses	11,320

Total Assets	1,766,162,176

LIABILITIES:
Payable to broker for collateral for securities on loan	70,144,052
Payable for fund share repurchased	2,260,888
Management fees payable	389,159
Accrued expenses and other liabilities	103,794
Distribution fee payable	69,705
Affiliated transfer agent fee payable	365

Total Liabilities	72,967,963

NET ASSETS	$1,693,194,213

Net assets were comprised of:
Paid-in capital	$854,161,972
Retained earnings	839,032,241

Net assets, December 31, 2017	$1,693,194,213

Net asset value and redemption price per share, $1,693,194,213 / 96,040,343 outstanding shares of beneficial interest.	$17.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net of $499,927 foreign withholding tax)	$35,670,828
Income from securities lending, net (including affiliated income of $101,360)	126,280

35,797,108

EXPENSES
Management fees.	10,552,079
Distribution fee	3,983,555
Custodian and accounting fees	116,657
Audit fee	25,572
Trustees’ fees	25,479
Legal fees and expenses	16,512
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,154
Shareholders’ reports	4,242
Miscellaneous.	33,820

Total expenses	14,765,070
Less: management fee waivers and/or expense reimbursement	(1,317,772)

Net expenses	13,447,298

NET INVESTMENT INCOME (LOSS)	22,349,810

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(12,263))	72,857,430
Foreign currency transactions	4,175

72,861,605

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,959)	174,624,991
Foreign currencies	5,975

174,630,966

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	247,492,571

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$269,842,381

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$22,349,810	$19,453,700
Net realized gain (loss) on investment and foreign currency transactions	72,861,605	10,073,692
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	174,630,966	163,915,654

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	269,842,381	193,443,046

FUND SHARE TRANSACTIONS:
Fund share sold [5,676,461 and 57,337,373 shares, respectively]	89,398,408	751,029,502
Fund share repurchased [9,797,769 and 13,625,409 shares, respectively]	(157,754,079)	(184,499,452)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(68,355,671)	566,530,050

CAPITAL CONTRIBUTIONS	—	56,158

TOTAL INCREASE (DECREASE) IN NET ASSETS	201,486,710	760,029,254
NET ASSETS:
Beginning of year	1,491,707,503	731,678,249

End of year	$1,693,194,213	$1,491,707,503

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 83.1%
COMMON STOCKS — 34.1%	Shares	Value
Aerospace & Defense — 0.3%
Airbus SE (France)	5,269	$523,668
Aselsan Elektronik Sanayi Ve Ticaret A/S (Turkey)	1,425	11,943
BAE Systems PLC (United Kingdom)	35,092	271,132
Boeing Co. (The)	10,133	2,988,323
BWX Technologies, Inc.	1,716	103,801
CAE, Inc. (Canada)	5,600	104,025
Chemring Group PLC (United Kingdom)	13,256	32,879
Cobham PLC (United Kingdom)*	39,592	67,364
Cubic Corp.	1,189	70,092
Ducommun, Inc.*	819	23,301
Elbit Systems Ltd. (Israel)	1,203	160,699
Embraer SA (Brazil), ADR	10,050	240,497
General Dynamics Corp.	2,962	602,619
HEICO Corp.(a)	1,062	100,200
Huntington Ingalls Industries, Inc.	532	125,392
L3 Technologies, Inc.	1,240	245,334
Leonardo SpA (Italy)	9,594	114,007
Lockheed Martin Corp.	150	48,158
Maxar Technologies Ltd. (Canada)	1,400	90,126
Meggitt PLC (United Kingdom)	19,506	126,659
MTU Aero Engines AG (Germany)	1,229	219,615
Northrop Grumman Corp.	1,702	522,361
Orbital ATK, Inc.	764	100,466
QinetiQ Group PLC (United Kingdom)	137,625	428,570
Raytheon Co.	2,794	524,853
Rockwell Collins, Inc.	805	109,174
Rolls-Royce Holdings PLC (United Kingdom)*	19,561	223,245
Rolls-Royce Holdings PLC (United Kingdom) (Entitlement Shares)*	899,806	1,215
Saab AB (Sweden) (Class B Stock)	2,110	102,617
Safran SA (France)	3,933	405,671
Spirit AeroSystems Holdings, Inc. (Class A Stock)	2,095	182,789
Teledyne Technologies, Inc.*	703	127,348
Thales SA (France)	1,901	204,585
United Technologies Corp.	8,915	1,137,287
Vectrus, Inc.*	1,050	32,393
Wesco Aircraft Holdings, Inc.*	3,156	23,354
Zodiac Aerospace (France)	4,132	123,507

		10,519,269

Air Freight & Logistics — 0.1%
Bollore SA (France)	42,006	227,873
bpost SA (Belgium)	1,170	35,608
C.H. Robinson Worldwide, Inc.(a)	1,308	116,530
CTT-Correios de Portugal SA (Portugal)	47,694	200,289
Deutsche Post AG (Germany)	12,419	590,318
Expeditors International of Washington, Inc.	1,675	108,356
FedEx Corp.	3,425	854,675
Globaltrans Investment PLC (Russia), GDR	7,352	69,035
Guangdong Yueyun Transportation Co. Ltd. (China) (Class H Stock)	42,000	27,201
Hub Group, Inc. (Class A Stock)*	1,176	56,330
Hyundai Glovis Co. Ltd. (South Korea)	888	112,879
Kerry Logistics Network Ltd. (Hong Kong)	10,500	14,876

COMMON STOCKS (continued)	Shares	Value
Air Freight & Logistics (continued)
Kerry TJ Logistics Co. Ltd. (Taiwan)	11,000	$14,120
Konoike Transport Co. Ltd. (Japan)	700	12,382
Oesterreichische Post AG (Austria)	1,937	87,007
Royal Mail PLC (United Kingdom)	37,115	226,757
Shenzhen Chiwan Petroleum (China) (Class B Stock)*	5,700	17,336
United Parcel Service, Inc. (Class B Stock)	14	1,668
Yamato Holdings Co. Ltd. (Japan)	7,100	142,535
ZTO Express Cayman, Inc. (China), ADR*(a)	14,000	221,900

		3,137,675

Airlines — 0.3%
Aeroflot PJSC (Russia)	27,100	65,130
Air Arabia PJSC (United Arab Emirates)	784,156	264,487
Air France-KLM (France)*	8,947	145,335
Air New Zealand Ltd. (New Zealand)	127,168	287,139
Alaska Air Group, Inc.	2,944	216,413
ANA Holdings, Inc. (Japan)	3,200	133,493
Bangkok Airways PCL (Thailand)	109,300	57,360
Cathay Pacific Airways Ltd. (Hong Kong)*	83,000	128,668
Cebu Air, Inc. (Philippines)	15,310	30,659
China Airlines Ltd. (Taiwan)*	232,000	90,544
Controladora Vuela Cia de Aviacion SAB de CV (Mexico), ADR*(a)	5,370	43,067
Deutsche Lufthansa AG (Germany)	65,352	2,399,961
El Al Israel Airlines (Israel)	25,366	10,531
Eva Airways Corp. (Taiwan)	203,288	108,037
Finnair OYJ (Finland)	4,938	75,948
Garuda Indonesia Persero Tbk PT (Indonesia)*	758,700	16,788
Grupo Aeromexico SAB de CV (Mexico)*	5,836	8,507
Hainan Airlines Holding Co. Ltd. (China) (Class B Stock)	38,400	20,856
International Consolidated Airlines Group SA (United Kingdom), (AQXE)	203,972	1,786,285
International Consolidated Airlines Group SA (United Kingdom), (CHI-X)	197,159	1,708,600
Japan Airlines Co. Ltd. (Japan)	3,200	125,024
Nok Airlines PCL (Thailand)*	70,000	7,307
Pegasus Hava Tasimaciligi A/S (Turkey)*	1,956	17,440
Qantas Airways Ltd. (Australia)	278,379	1,091,538
SAS AB (Sweden)*	17,512	45,434
Shandong Airlines Co. Ltd. (China) (Class B Stock)	28,700	55,104
Singapore Airlines Ltd. (Singapore)	29,900	238,149
Southwest Airlines Co.	9,560	625,702
Thai Airways International PCL (Thailand)*	52,500	27,863
Turk Hava Yollari AO (Turkey)*	47,343	195,984

		10,027,353

Auto Components — 0.4%
Actron Technology Corp. (Taiwan)	4,000	15,473
Aisin Seiki Co. Ltd. (Japan)	5,900	330,533
ARB Corp. Ltd. (Australia)	6,915	100,758
Autoliv, Inc. (Sweden)(a)	1,530	194,432
BorgWarner, Inc.	14,890	760,730
Bridgestone Corp. (Japan)(a)	17,000	786,798
Chaowei Power Holdings Ltd. (China)	140,000	85,260

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Auto Components (continued)
Cheng Shin Rubber Industry Co. Ltd. (Taiwan)	135,350	$238,770
China First Capital Group Ltd. (Hong Kong)*	116,000	44,845
Cie Generale des Etablissements Michelin (France)	4,952	708,408
Cooper Tire & Rubber Co.	1,769	62,534
Cooper-Standard Holdings, Inc.*	588	72,030
Cub Elecparts, Inc. (Taiwan)	2,489	22,868
Denso Corp. (Japan)	13,900	832,732
Depo Auto Parts Ind Co. Ltd. (Taiwan)	15,000	45,435
Dometic Group AB (Sweden), 144A	17,523	178,472
E-Lead Electronic Co. Ltd. (Taiwan)	5,000	5,030
Exedy Corp. (Japan)	4,100	126,317
FCC Co. Ltd. (Japan)	4,500	117,859
Federal Corp. (Taiwan)	112,224	51,018
Fuyao Glass Industry Group Co. Ltd. (China) (Class H Stock), 144A	94,800	398,815
Global PMX Co. Ltd. (Taiwan)	1,000	5,514
GUD Holdings Ltd. (Australia)	3,594	34,090
Halla Holdings Corp. (South Korea)	1,140	66,777
Hiroca Holdings Ltd. (China)	7,000	26,884
Hota Industrial Manufacturing Co. Ltd. (Taiwan)	6,000	29,433
Hunan Tyen Machinery Co. Ltd. (China) (Class B Stock)*	28,800	13,070
Hyundai Mobis Co. Ltd. (South Korea)	2,775	681,854
Hyundai Wia Corp. (South Korea)	2,125	129,143
Iron Force Industrial Co. Ltd. (Taiwan)	3,000	11,868
Keihin Corp. (Japan)	22,200	450,873
Kenda Rubber Industrial Co. Ltd. (Taiwan)	54,545	68,744
Kordsa Teknik Tekstil A/S (Turkey)	171	346
KYB Corp. (Japan)	2,200	128,053
Lear Corp.	6,297	1,112,428
Leoni AG (Germany)	7,914	589,682
Macauto Industrial Co. Ltd. (Taiwan)	2,000	11,759
Mahle-Metal Leve SA (Brazil)	2,000	14,392
Mando Corp. (South Korea)	480	138,369
Metair Investments Ltd. (South Africa)	4,872	8,475
Minth Group Ltd. (China)	44,000	264,594
Nan Kang Rubber Tire Co. Ltd. (Taiwan)	46,000	41,193
Nemak SAB de CV (Mexico), 144A	29,900	21,700
NGK Spark Plug Co. Ltd. (Japan)	27,600	668,950
NHK Spring Co. Ltd. (Japan)	12,500	137,188
Nifco, Inc. (Japan)	1,800	122,537
Nissin Kogyo Co. Ltd. (Japan)	12,200	241,466
Rassini SAB de CV (Mexico) (Class A Stock)	15,200	26,863
Sanden Holdings Corp. (Japan)*	2,100	42,055
Showa Corp. (Japan)	7,200	89,186
SL Corp. (South Korea)	2,002	45,722
Somboon Advance Technology PCL (Thailand)	35,900	23,960
Sri Trang Agro-Industry PCL (Thailand)	89,700	38,670
Sumitomo Riko Co. Ltd. (Japan)	4,100	43,751
Sumitomo Rubber Industries Ltd. (Japan)	8,600	159,386
Sungwoo Hitech Co. Ltd. (South Korea)	10,546	64,111
Tianneng Power International Ltd. (China)	100,000	103,753
Tong Yang Industry Co. Ltd. (Taiwan)	40,000	77,191
Tupy SA (Brazil)	7,500	41,263

COMMON STOCKS (continued)	Shares	Value
Auto Components (continued)
TYC Brother Industrial Co. Ltd. (Taiwan)	23,000	$25,653
Unipres Corp. (Japan)	9,300	249,484
Valeo SA (France)	3,034	226,005
Visteon Corp.*	945	118,257
Weifu High-Technology Group Co. Ltd. (China) (Class B Stock)	19,400	41,498
Xingda International Holdings Ltd. (China)	134,000	47,417
Xinyi Glass Holdings Ltd. (Hong Kong)*	256,000	332,764
Yokohama Rubber Co. Ltd. (The) (Japan)	9,700	236,935
Zhejiang Shibao Co. Ltd. (China) (Class H Stock)	50,000	16,765

		12,249,188

Automobiles — 0.5%
BAIC Motor Corp. Ltd. (China) (Class H Stock), 144A	193,000	250,690
China Motor Corp. (Taiwan)	90,000	78,532
Chongqing Changan Automobile Co. Ltd. (China) (Class B Stock)	121,500	133,775
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	560,000	675,938
Fiat Chrysler Automobiles NV (United Kingdom)*	138,218	2,467,642
Ford Otomotiv Sanayi A/S (Turkey)	1,832	29,107
General Motors Co.	20,285	831,482
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	86,000	203,135
Honda Motor Co. Ltd. (Japan)	89,100	3,040,760
Hyundai Motor Co. (South Korea)	6,770	985,283
Jiangling Motors Corp. Ltd. (China) (Class B Stock)	7,700	12,582
Kia Motors Corp. (South Korea)	17,089	534,207
Mitsubishi Motors Corp. (Japan)	19,700	141,724
Nissan Motor Co. Ltd. (Japan)	99,700	992,622
Peugeot SA (France)	26,349	535,180
Piaggio & C SpA (Italy)	25,175	69,471
Qingling Motors Co. Ltd. (China) (Class H Stock)	204,000	64,929
Sanyang Motor Co. Ltd. (Taiwan)	95,000	68,253
Subaru Corp. (Japan)	17,800	564,400
Suzuki Motor Corp. (Japan)	9,100	526,741
Tofas Turk Otomobil Fabrikasi A/S (Turkey)	. 3,774	32,844
Toyota Motor Corp. (Japan)	79,556	5,070,104
Yadea Group Holdings Ltd. (China), 144A	68,000	23,302
Yamaha Motor Co. Ltd. (Japan)	9,100	298,100
Yulon Motor Co. Ltd. (Taiwan)	140,000	113,537
Yulon Nissan Motor Co. Ltd. (Taiwan)	2,000	17,871

		17,762,211

Banks — 3.3%
77 Bank Ltd. (The) (Japan)	5,400	135,897
Agricultural Bank of China Ltd. (China) (Class H Stock)	3,867,000	1,797,149
Ajman Bank PJSC (United Arab Emirates)*	. 534,357	162,534
Albaraka Turk Katilim Bankasi A/S (Turkey)	. 35,642	14,570
Alpha Bank AE (Greece)*	189,599	406,502
Aozora Bank Ltd. (Japan)	3,900	151,329
Associated Banc-Corp.	9,933	252,298
Awa Bank Ltd. (The) (Japan)	13,000	82,794

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Banca Popolare di Sondrio SCPA (Italy)	26,648	$97,311
Banco Bilbao Vizcaya Argentaria SA (Spain)	161,395	1,371,565
Banco de Chile (Chile)	1,027,818	164,678
Banco de Credito e Inversiones (Chile)	2,928	203,542
Banco Santander Brasil SA (Brazil), ADS(a)	. 13,700	132,479
Banco Santander Chile (Chile), ADR	3,246	101,502
Bancolombia SA (Colombia)	12,095	121,500
Bancolombia SA (Colombia), ADR	2,853	113,150
Bangkok Bank PCL (Thailand)	50,500	338,801
Bank Bukopin Tbk (Indonesia)	594,700	25,864
Bank Central Asia Tbk PT (Indonesia)	324,000	522,756
Bank CIMB Niaga Tbk PT (Indonesia)*	245,600	24,412
Bank Hapoalim BM (Israel)	64,433	473,181
Bank Mandiri Persero Tbk PT (Indonesia)	814,400	479,565
Bank Negara Indonesia Persero Tbk PT (Indonesia)	535,700	390,809
Bank of China Ltd. (China) (Class H Stock)	8,589,000	4,206,345
Bank of Chongqing Co. Ltd. (China) (Class H Stock)	108,500	86,243
Bank of Communications Co. Ltd. (China) (Class H Stock)	2,730,000	2,020,618
Bank of East Asia Ltd. (The) (Hong Kong)	68,836	297,696
Bank of Hawaii Corp.(a)	818	70,103
Bank of Iwate Ltd. (The) (Japan)	1,900	75,556
Bank of Montreal (Canada)	12,300	984,294
Bank of Nova Scotia (The) (Canada)	20,200	1,303,599
Bank of Okinawa Ltd. (The) (Japan)	1,440	58,518
Bank of Qingdao Co. Ltd. (China) (Class H Stock), 144A	25,500	23,845
Bank of the Philippine Islands (Philippines)	82,960	179,581
Bank of the Ryukyus Ltd. (Japan)	7,400	110,828
Bank Pan Indonesia Tbk PT (Indonesia)*	487,800	40,940
Bank Pekao SA (Poland)	9,827	364,935
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT (Indonesia)	243,200	43,010
Bank Pembangunan Daerah Jawa Timur Tbk PT (Indonesia)	722,200	37,741
Bank Permata Tbk PT (Indonesia)*	308,600	14,204
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	2,193,000	588,519
Bank Tabungan Negara Persero Tbk PT (Indonesia)	244,400	64,256
Bank Zachodni WBK SA (Poland)	2,161	245,584
Bankia SA (Spain)	25,089	119,748
Bankinter SA (Spain)	16,205	153,294
BankUnited, Inc.	3,432	139,751
Banque Cantonale Vaudoise (Switzerland)	98	73,916
Banregio Grupo Financiero SAB de CV (Mexico)	6,200	33,963
BB&T Corp.	13,032	647,951
BDO Unibank, Inc. (Philippines)	80,110	262,859
Berkshire Hills Bancorp, Inc.	2,226	81,472
BIMB Holdings Bhd (Malaysia)	21,200	23,045
BNP Paribas SA (France)	26,606	1,979,178
BOC Hong Kong Holdings Ltd. (China)	77,500	391,668
CaixaBank SA (Spain)	63,444	294,939
Canadian Imperial Bank of Commerce (Canada)	7,700	750,643
Capitec Bank Holdings Ltd. (South Africa)	1,792	158,832

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Chang Hwa Commercial Bank Ltd. (Taiwan)	635,421	$352,875
Chemical Financial Corp.	2,768	148,005
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	1,533,000	959,656
China Construction Bank (Brasil) Banco Multiplo SA (Brazil)^	2,700	8
China Construction Bank Corp. (China) (Class H Stock)	9,108,000	8,384,658
Citizens Financial Group, Inc.	49,493	2,077,716
Comerica, Inc.	24,452	2,122,678
Commerce Bancshares, Inc.	2,286	127,650
Commercial Bank PQSC (The) (Qatar)*	32,421	258,340
Commonwealth Bank of Australia (Australia)	22,261	1,389,276
Community Bank System, Inc.	1,117	60,039
Credicorp Ltd. (Peru), (NYSE)	3,636	754,215
Credit Bank of Moscow PJSC (Russia)*	817,600	67,309
Credito Emiliano SpA (Italy)	7,535	63,990
CTBC Financial Holding Co. Ltd. (Taiwan)	1,789,578	1,230,170
Daishi Bank Ltd. (The) (Japan)	2,800	127,078
Danske Bank A/S (Denmark)	60,373	2,349,838
DBS Group Holdings Ltd. (Singapore)	44,970	831,778
DNB ASA (Norway)	20,701	383,205
Doha Bank QPSC (Qatar)	20,390	158,821
Dubai Islamic Bank PJSC (United Arab Emirates)	248,962	418,930
E.Sun Financial Holding Co. Ltd. (Taiwan)	960,021	608,746
Erste Group Bank AG (Austria)*	5,584	241,985
Far Eastern International Bank (Taiwan)	585,737	187,673
Fifth Third Bancorp	15,732	477,309
First Financial Holding Co. Ltd. (Taiwan)	926,194	607,581
First Republic Bank	1,856	160,804
FNB Corp.	10,375	143,383
Fulton Financial Corp.	9,513	170,283
Grupo Aval Acciones y Valores SA (Colombia), ADR	17,527	148,980
Grupo Elektra SAB de CV (Mexico)	2,555	91,441
Grupo Financiero Inbursa SAB de CV (Mexico) (Class O Stock)	87,400	143,085
Grupo Financiero Interacciones SA de CV (Mexico) (Class O Stock)	4,800	21,314
Gunma Bank Ltd. (The) (Japan)	33,200	200,037
Hang Seng Bank Ltd. (Hong Kong)	11,100	275,379
Hokkoku Bank Ltd. (The) (Japan)	3,800	150,929
Hong Leong Bank Bhd (Malaysia)	46,000	193,189
Hope Bancorp, Inc.	7,147	130,433
HSBC Holdings PLC (United Kingdom), (QMTF)	403,334	4,165,654
Hua Nan Financial Holdings Co. Ltd. (Taiwan)	905,883	509,302
Huishang Bank Corp. Ltd. (China) (Class H Stock)	482,000	263,862
Hyakugo Bank Ltd. (The) (Japan)	21,000	99,913
Hyakujushi Bank Ltd. (The) (Japan)	25,000	82,747
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	7,572,000	6,069,978
ING Bank Slaski SA (Poland)*	2,265	133,604
Investors Bancorp, Inc.	10,004	138,856
Itau CorpBanca (Chile)	7,296,005	66,345
Itau Unibanco Holding SA (Brazil)	8,900	101,125

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Iyo Bank Ltd. (The) (Japan)	24,600	$196,569
Japan Post Bank Co. Ltd. (Japan)	14,100	183,127
Juroku Bank Ltd. (The) (Japan)	2,700	79,321
Jyske Bank A/S (Denmark)	1,072	60,951
KB Financial Group, Inc. (South Korea)	11,107	657,347
Keiyo Bank Ltd. (The) (Japan)	18,000	82,238
KeyCorp.	87,759	1,770,099
Kiatnakin Bank PCL (Thailand)	43,300	105,150
King’s Town Bank Co. Ltd. (Taiwan)	142,000	177,532
Kiyo Bank Ltd. (The) (Japan)	6,300	104,513
Komercni banka A/S (Czech Republic)	6,448	276,667
Krung Thai Bank PCL (Thailand)	450,100	264,580
Laurentian Bank of Canada (Canada)	4,000	179,889
LH Financial Group PCL (Thailand)	592,006	30,690
M&T Bank Corp.	2,522	431,237
Malayan Banking Bhd (Malaysia)	274,600	664,554
Masraf Al Rayan QSC (Qatar)	14,936	152,068
MB Financial, Inc.	3,227	143,666
Mebuki Financial Group, Inc. (Japan)	25,620	108,233
Mega Financial Holding Co. Ltd. (Taiwan)	1,111,228	896,042
Metropolitan Bank & Trust Co. (Philippines)	112,396	228,032
Mizrahi Tefahot Bank Ltd. (Israel)	15,643	288,146
Mizuho Financial Group, Inc. (Japan)	1,127,500	2,038,621
Moneta Money Bank A/S (Czech Republic), 144A	35,811	138,566
Musashino Bank Ltd. (The) (Japan)	3,400	113,293
Nanto Bank Ltd. (The) (Japan)	1,400	37,563
National Australia Bank Ltd. (Australia)	41,280	948,003
National Bank Holdings Corp. (Class A Stock)	2,573	83,442
National Bank of Canada (Canada)	6,600	329,317
North Pacific Bank Ltd. (Japan)	24,400	81,563
Ogaki Kyoritsu Bank Ltd. (The) (Japan)	4,800	121,166
Oita Bank Ltd. (The) (Japan)	1,400	54,394
Old National Bancorp	7,707	134,487
OTP Bank PLC (Hungary)	13,233	546,537
Oversea-Chinese Banking Corp. Ltd. (Singapore)	94,005	868,440
People’s United Financial, Inc.	7,880	147,356
PNC Financial Services Group, Inc. (The)	8,447	1,218,818
Postal Savings Bank of China Co. Ltd. (China) (Class H Stock), 144A	849,000	440,292
Powszechna Kasa Oszczednosci Bank Polski SA (Poland)*	57,178	725,889
Public Bank Bhd (Malaysia)	134,900	692,344
Qatar International Islamic Bank QSC (Qatar)	3,100	46,392
Qatar Islamic Bank SAQ (Qatar)	6,185	166,428
Qatar National Bank QPSC (Qatar)	18,536	646,458
Regions Financial Corp.	92,980	1,606,694
Resona Holdings, Inc. (Japan)	93,200	555,357
Rizal Commercial Banking Corp. (Philippines)	61,200	67,872
Royal Bank of Canada (Canada)	23,400	1,910,907
Security Bank Corp. (Philippines)	13,090	65,843
Senshu Ikeda Holdings, Inc. (Japan)	22,300	82,067
Seven Bank Ltd. (Japan)	18,000	61,473
Shengjing Bank Co. Ltd. (China) (Class H Stock), 144A	178,500	141,310

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Shiga Bank Ltd. (The) (Japan)	29,000	$148,117
Shinhan Financial Group Co. Ltd. (South Korea)	18,668	861,663
Shinsei Bank Ltd. (Japan)	10,000	172,327
Signature Bank*	1,521	208,772
SinoPac Financial Holdings Co. Ltd. (Taiwan)	1,507,856	489,769
Skandinaviska Enskilda Banken AB (Sweden)	131,871	1,548,481
Sociedad Matriz del Banco de Chile SA (Chile) (Class B Stock)	283,202	142,659
Societe Generale SA (France)	31,923	1,645,802
South State Corp.	963	83,925
SpareBank 1 Nord Norge (Norway)	12,684	96,191
SpareBank 1 SMN (Norway)	24,354	244,489
SpareBank 1 SR-Bank ASA (Norway)	13,776	145,898
St Galler Kantonalbank AG (Switzerland)	230	114,244
Sterling Bancorp	8,366	205,804
Sumitomo Mitsui Financial Group, Inc. (Japan)	2,000	86,209
SunTrust Banks, Inc.	18,079	1,167,723
Suruga Bank Ltd. (Japan)	5,700	121,880
SVB Financial Group*	2,168	506,813
Svenska Handelsbanken AB (Sweden) (Class A Stock)	28,790	393,445
Swedbank AB (Sweden) (Class A Stock)	18,898	455,910
Sydbank A/S (Denmark)	16,817	676,904
Taichung Commercial Bank Co. Ltd. (Taiwan)	409,010	136,162
Taishin Financial Holding Co. Ltd. (Taiwan)	1,326,008	616,028
Taiwan Business Bank (Taiwan)	655,941	184,791
Taiwan Cooperative Financial Holding Co. Ltd. (Taiwan)	1,342,844	748,344
TCS Group Holding PLC (Russia), GDR	4,689	88,388
Thanachart Capital PCL (Thailand)	92,600	159,703
Tisco Financial Group PCL (Thailand)	21,900	59,394
TMB Bank PCL (Thailand)	2,118,500	196,162
Toho Bank Ltd. (The) (Japan)	20,000	70,091
Toronto-Dominion Bank (The) (Canada)	32,300	1,892,518
Trustmark Corp.(a)	2,982	95,007
Turkiye Garanti Bankasi A/S (Turkey)	130,955	370,058
Turkiye Is Bankasi (Turkey) (Class C Stock)	118,253	217,135
Turkiye Sinai Kalkinma Bankasi A/S (Turkey)	169,457	64,401
U.S. Bancorp	21,884	1,172,545
UMB Financial Corp.	1,258	90,475
Umpqua Holdings Corp.	7,350	152,880
United Bankshares, Inc.	4,063	141,189
United Overseas Bank Ltd. (Singapore)	31,300	617,017
Valiant Holding AG (Switzerland)	1,101	119,077
Valley National Bancorp	9,424	105,737
VTB Bank PJSC (Russia), GDR	288,085	527,196
Wells Fargo & Co.	87,309	5,297,037
Westpac Banking Corp. (Australia)	49,864	1,212,869
Wintrust Financial Corp.	1,987	163,669
Woori Bank (South Korea)	20,018	294,272
Yamaguchi Financial Group, Inc. (Japan)	15,000	177,771

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Yapi ve Kredi Bankasi A/S (Turkey)*	97,003	$110,921

		107,091,439

Beverages — 0.5%
Ambev SA (Brazil), ADR	61,200	395,352
Anheuser-Busch InBev SA/NV (Belgium)	11,307	1,262,326
Anhui Gujing Distillery Co. Ltd. (China) (Class B Stock)	5,700	32,210
Arca Continental SAB de CV (Mexico)	7,900	54,702
Asahi Group Holdings Ltd. (Japan)	6,700	332,451
Britvic PLC (United Kingdom)	7,558	82,944
Brown-Forman Corp. (Class B Stock)	1,923	132,052
Carabao Group PCL (Thailand) (Class F Stock)	8,700	21,537
Carlsberg A/S (Denmark) (Class B Stock)	5,112	613,125
Carlsberg Brewery Malaysia Bhd (Malaysia)	3,800	14,373
China Resources Beer Holdings Co. Ltd. (China)	62,336	223,317
Cia Cervecerias Unidas SA (Chile)	419	6,283
Coca-Cola Amatil Ltd. (Australia)	9,101	60,293
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	2,875	104,905
Coca-Cola Co. (The)	31,334	1,437,604
Coca-Cola European Partners PLC (United Kingdom)	3,041	121,184
Coca-Cola Femsa SAB de CV (Mexico) (Class L Stock)	55,200	385,059
Constellation Brands, Inc. (Class A Stock)	2,253	514,968
Cott Corp. (Canada)	5,400	90,129
Davide Campari-Milano SpA (Italy)	10,540	81,438
Diageo PLC (United Kingdom)	86,163	3,158,243
Dr. Pepper Snapple Group, Inc.	2,064	200,332
Emperador, Inc. (Philippines)	263,500	38,791
Fevertree Drinks PLC (United Kingdom)	1,054	32,383
Fomento Economico Mexicano SAB de CV (Mexico), ADR	8,390	787,821
Fraser & Neave Holdings Bhd (Malaysia)	4,200	28,053
Heineken Holding NV (Netherlands)	931	92,048
Heineken Malaysia Bhd (Malaysia)	2,800	13,070
Heineken NV (Netherlands)	1,146	119,467
Hey Song Corp. (Taiwan)	83,000	87,681
Hite Jinro Co. Ltd. (South Korea)	4,721	106,260
Ito En Ltd. (Japan)	1,100	43,286
Kirin Holdings Co. Ltd. (Japan)	9,800	246,974
Molson Coors Brewing Co. (Class B Stock)	24,928	2,045,841
Monster Beverage Corp.*	3,850	243,667
PepsiCo, Inc.	10,220	1,225,582
Pernod Ricard SA (France)	3,702	585,488
Remy Cointreau SA (France)	944	130,796
Royal Unibrew A/S (Denmark)	5,601	335,470
Sapporo Holdings Ltd. (Japan)	3,400	104,034
Stock Spirits Group PLC (United Kingdom)	57,908	209,975
Suntory Beverage & Food Ltd. (Japan)	1,100	48,917
Takara Holdings, Inc. (Japan)	7,000	81,652
Thai Beverage PCL (Thailand)	378,700	260,476
Tibet Water Resources Ltd. (Hong Kong)*	149,000	68,173
Treasury Wine Estates Ltd. (Australia)	7,652	94,953
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	18,000	92,700

COMMON STOCKS (continued)	Shares	Value
Beverages (continued)
Vina Concha y Toro SA (Chile)	32,757	$61,990
Yantai Changyu Pioneer Wine Co. Ltd. (China) (Class B Stock)	14,800	37,731

		16,548,106

Biotechnology — 0.4%
3SBio, Inc. (China), 144A*	38,000	74,488
AbbVie, Inc.	5,319	514,400
Adimmune Corp. (Taiwan)*	6,000	4,069
Alexion Pharmaceuticals, Inc.*	12,264	1,466,652
Amgen, Inc.	20,742	3,607,034
Bavarian Nordic A/S (Denmark)*	4,021	145,037
Biogen, Inc.*	6,632	2,112,756
Celgene Corp.*	10,847	1,131,993
Celltrion, Inc. (South Korea)*	996	205,349
China Biologic Products Holdings, Inc. (China)*	1,000	78,769
CSL Ltd. (Australia)	2,417	265,613
Exelixis, Inc.*	16,231	493,422
Gilead Sciences, Inc.	16,173	1,158,634
Grifols SA (Spain)	3,876	113,330
Medigen Biotechnology Corp. (Taiwan)*	5,000	5,943
Mycenax Biotech, Inc. (Taiwan)*	6,000	5,303
Myriad Genetics, Inc.*	1,185	40,699
OBI Pharma, Inc. (Taiwan)*	1,000	5,050
Shanghai Haohai Biological Technology Co. Ltd. (China) (Class H Stock), 144A	10,100	48,466
Shire PLC	166	8,602
Shire PLC, ADR	6,904	1,070,948
Sinovac Biotech Ltd. (China)*	5,000	39,399
Sirtex Medical Ltd. (Australia)	1,377	17,685
Swedish Orphan Biovitrum AB (Sweden)*	34,897	476,967
United Therapeutics Corp.*	731	108,151
Vertex Pharmaceuticals, Inc.*	6,484	971,692
Vitrolife AB (Sweden)	1,617	122,913

		14,293,364

Building Products — 0.2%
Aica Kogyo Co. Ltd. (Japan)	3,600	133,457
Asahi Glass Co. Ltd. (Japan)	37,000	1,599,304
Assa Abloy AB (Sweden) (Class B Stock)	15,566	322,706
Central Glass Co. Ltd. (Japan)	4,200	88,991
China Fangda Group Co. Ltd. (China) (Class B Stock)	21,600	13,073
dormakaba Holding AG (Switzerland)*	135	125,705
Dynasty Ceramic PCL (Thailand)	233,400	24,779
Elementia SAB de CV (Mexico), 144A*	24,400	29,472
Geberit AG (Switzerland)	265	116,644
LIXIL Group Corp. (Japan)	5,900	159,402
Masco Corp.	40,618	1,784,755
National Central Cooling Co. PJSC (United Arab Emirates)	244,418	120,801
Nichias Corp. (Japan)	12,000	159,465
Nichiha Corp. (Japan)	1,900	79,423
Noritz Corp. (Japan)	3,400	66,570
Owens Corning	2,553	234,723
Sankyo Tateyama, Inc. (Japan)	4,500	67,980
Sanwa Holdings Corp. (Japan)	7,600	104,443
Schweiter Technologies AG (Switzerland)	510	661,219

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Building Products (continued)
Sekisui Jushi Corp. (Japan)	1,400	$28,507
Simpson Manufacturing Co., Inc.	1,319	75,724
Sunspring Metal Corp. (Taiwan)	6,000	7,484
Taiwan FU Hsing Industrial Co. Ltd. (Taiwan)	8,000	10,106
TOTO Ltd. (Japan)	3,100	182,541
Trakya Cam Sanayii A/S (Turkey)	33,147	40,402
Vanachai Group PCL (Thailand)	56,100	18,960
Xxentria Technology Materials Corp. (Taiwan)	10,251	22,367

		6,279,003

Capital Markets — 0.5%
Alaris Royalty Corp. (Canada)	3,100	50,976
Altamir (France)	7,805	142,786
Amanat Holdings PJSC (United Arab Emirates)	565,150	227,597
Ashmore Group PLC (United Kingdom)	9,429	51,380
Asia Plus Group Holdings PCL (Thailand)	302,400	37,106
ASX Ltd. (Australia)	67	2,860
AURELIUS Equity Opportunities SE & Co. KGaA (Germany)	861	58,715
B3 SA - Brasil Bolsa Balcao (Brazil)	49,133	337,418
Banca Generali SpA (Italy)	2,941	97,727
Banco BTG Pactual SA (Brazil), UTS	22,120	126,634
Bank of New York Mellon Corp. (The)	20,645	1,111,940
BGC Partners, Inc. (Class A Stock)	15,114	228,373
Bolsa Mexicana de Valores SAB de CV (Mexico)	13,800	23,729
Bolsas y Mercados Espanoles SHMSF SA (Spain)	2,789	88,759
Brait SE (South Africa)*	29,718	100,086
Brewin Dolphin Holdings PLC (United Kingdom)	3,849	20,188
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	10,400	452,735
Bure Equity AB (Sweden)	12,688	151,807
Bursa Malaysia Bhd (Malaysia)	4,200	10,503
Capital Securities Corp. (Taiwan)	423,000	164,736
Cboe Global Markets, Inc.	730	90,951
China Bills Finance Corp. (Taiwan)	164,000	84,857
China Financial International Investments Ltd. (Hong Kong)*	420,000	12,469
China Huarong Asset Management Co. Ltd. (China) (Class H Stock), 144A	2,127,000	1,002,555
China International Capital Corp. Ltd. (China) (Class H Stock), 144A	93,200	193,456
China Merchants Securities Co. Ltd. (China) (Class H Stock), 144A	97,000	150,224
CI Financial Corp. (Canada)	16,600	393,144
CME Group, Inc.	4,629	676,065
Country Group Development PCL (Thailand)*	580,100	24,883
CSC Financial Co. Ltd. (China) (Class H Stock), 144A	126,500	112,052
Deutsche Boerse AG (Germany)	2,285	264,478
Dubai Financial Market PJSC (United Arab Emirates)*	258,231	78,599

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Dubai Investments PJSC (United Arab Emirates)	397,339	$260,678
Euronext NV (Netherlands), 144A	2,893	179,448
Everbright Securities Co. Ltd. (China) (Class H Stock), 144A	136,800	170,802
FactSet Research Systems, Inc.(a)	275	53,009
GAM Holding AG (Switzerland)*	2,791	45,035
Gimv NV (Belgium)	5,962	361,333
Guotai Junan Securities Co. Ltd. (China) (Class H Stock), 144A*	92,600	205,844
Haitong International Securities Group Ltd. (Hong Kong)	198,000	112,620
Intercontinental Exchange, Inc.	8,593	606,322
Intermediate Capital Group PLC (United Kingdom)	34,692	535,673
Investec Ltd. (South Africa)	29,212	212,186
Investment Technology Group, Inc.	1,999	38,481
IOOF Holdings Ltd. (Australia)	67,550	562,970
Jafco Co. Ltd. (Japan)	7,100	409,578
Jih Sun Financial Holdings Co. Ltd. (Taiwan)	405,168	113,986
JSE Ltd. (South Africa)	495	6,169
Jupiter Fund Management PLC (United Kingdom)	2,913	24,648
Kresna Graha Investama Tbk PT (Indonesia)*	920,900	35,982
Kyokuto Securities Co. Ltd. (Japan)	2,800	41,186
Long4Life Ltd. (South Africa)*	21,627	8,552
Man Group PLC (United Kingdom)	460,978	1,282,737
MarketAxess Holdings, Inc.	2,335	471,087
Marusan Securities Co. Ltd. (Japan)	21,000	187,882
Masterlink Securities Corp. (Taiwan)	283,131	82,631
Moscow Exchange MICEX-RTS PJSC (Russia)	81,990	154,684
MSCI, Inc.	784	99,207
Nasdaq, Inc.	3,528	271,056
Orient Securities Co. Ltd. (China) (Class H Stock), 144A	108,000	101,982
OSK Holdings Bhd (Malaysia)	129,450	34,265
Partners Group Holding AG (Switzerland)(a)	109	74,686
PPLA Participations Ltd. (Brazil), UTS*	2,457	993
President Securities Corp. (Taiwan)*	155,818	74,985
S&P Global, Inc.	1,711	289,843
Singapore Exchange Ltd. (Singapore)	25,900	143,820
SVG Capital PLC (United Kingdom)^	23,077	—
T. Rowe Price Group, Inc.	3,223	338,189
Thomson Reuters Corp. (Canada)	20,100	876,117
Waterland Financial Holdings Co. Ltd. (Taiwan)	448,998	143,141
Yintech Investment Holdings Ltd. (China), ADR	1,900	18,164
Zeder Investments Ltd. (South Africa)	22,306	12,372

		15,212,131

Chemicals — 0.8%
Acron PJSC (Russia)	866	57,955
ADEKA Corp. (Japan)	23,100	406,302
AdvanSix, Inc.*	1,299	54,649
AECI Ltd. (South Africa)	5,445	43,917
African Oxygen Ltd. (South Africa)	3,650	8,266

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
Agrium, Inc. (Canada)	2,100	$241,542
Air Liquide SA (France)	5,261	661,381
Air Products & Chemicals, Inc.	1,657	271,881
Air Water, Inc. (Japan)	6,700	141,043
Alpek SAB de CV (Mexico)	21,700	25,902
Asahi Kasei Corp. (Japan)	31,500	405,386
Ashland Global Holdings, Inc.	1,573	111,998
Asia Polymer Corp. (Taiwan)	47,966	31,075
Axalta Coating Systems Ltd.*	2,258	73,069
Barito Pacific Tbk PT (Indonesia)*	222,400	37,037
BASF SE (Germany)	36,155	3,963,713
Borregaard ASA (Norway)	5,938	58,903
Calgon Carbon Corp.	1,719	36,615
Chemtrade Logistics Income Fund (Canada), UTS	5,600	86,428
China BlueChemical Ltd. (China) (Class H Stock)	440,000	138,754
China General Plastics Corp. (Taiwan)	24,081	26,128
China Man-Made Fiber Corp. (Taiwan)*	312,050	106,181
China Steel Chemical Corp. (Taiwan)	5,000	21,379
China Synthetic Rubber Corp. (Taiwan)	52,862	77,802
China XLX Fertiliser Ltd. (China)	29,000	12,420
Chr Hansen Holding A/S (Denmark)	1,234	115,690
Chugoku Marine Paints Ltd. (Japan)	8,000	66,779
Ciech SA (Poland)*	2,031	33,530
Corbion NV (Netherlands)	3,180	103,005
Croda International PLC (United Kingdom)	3,542	211,148
Daicel Corp. (Japan)	11,100	125,966
Dainichiseika Color & Chemicals Manufacturing Co. Ltd. (Japan)	3,000	149,665
Danhua Chemical Technology Co. Ltd. (China) (Class B Stock)*	2,800	1,289
DuluxGroup Ltd. (Australia)	18,009	107,317
Eastern Polymer Group PCL (Thailand) (Class F Stock)	52,500	18,176
Ecolab, Inc.	1,547	207,576
Elementis PLC (United Kingdom)	2,633	10,219
Eternal Materials Co. Ltd. (Taiwan)	77,440	80,129
Everlight Chemical Industrial Corp. (Taiwan)	47,000	29,897
Formosa Chemicals & Fibre Corp. (Taiwan)	276,890	955,272
Formosa Plastics Corp. (Taiwan)	296,600	981,413
Formosan Rubber Group, Inc. (Taiwan)	63,270	34,501
Formosan Union Chemical (Taiwan)	41,505	25,285
Fujimi, Inc. (Japan)	2,500	52,503
Givaudan SA (Switzerland)	75	173,245
Grand Pacific Petrochemical (Taiwan)	88,000	92,744
Green Seal Holding Ltd. (China)	16,000	34,678
Gurit Holding AG (Switzerland)*	90	97,232
Ho Tung Chemical Corp. (Taiwan)*	187,440	64,117
Huabao International Holdings Ltd. (Hong Kong)	74,000	48,605
Incitec Pivot Ltd. (Australia)	52,769	159,893
Ingevity Corp.*	779	54,896
International Flavors & Fragrances, Inc.	1,176	179,469
K+S AG (Germany)	6,780	168,332
Kaneka Corp. (Japan)	15,000	136,718
Kansai Paint Co. Ltd. (Japan)	4,900	127,151
Kolon Industries, Inc. (South Korea)	2,169	180,118
Koninklijke DSM NV (Netherlands)	3,396	324,398

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
Kuraray Co. Ltd. (Japan)	10,000	$188,279
Kureha Corp. (Japan)	2,200	159,520
LCY Chemical Corp. (Taiwan)	65,000	105,745
Lenzing AG (Austria)	2,042	259,115
Linde AG (Germany)*	3,719	871,969
Lintec Corp. (Japan)	4,200	116,964
LyondellBasell Industries NV (Class A Stock)	17,446	1,924,643
Monsanto Co.	3,274	382,338
Nantex Industry Co. Ltd. (Taiwan)	23,605	18,624
Nippon Kayaku Co. Ltd. (Japan)	9,000	133,453
Nippon Shokubai Co. Ltd. (Japan)	1,700	114,597
Nitto Denko Corp. (Japan)	5,800	513,002
NOF Corp. (Japan)	5,000	133,922
Novozymes A/S (Denmark) (Class B Stock)	2,707	154,535
Nufarm Ltd. (Australia)	8,936	60,727
Omnia Holdings Ltd. (South Africa)	3,410	40,744
Petkim Petrokimya Holding A/S (Turkey)	17,097	35,029
PhosAgro PJSC (Russia), GDR	3,343	51,315
Praxair, Inc.	2,522	390,103
San Fang Chemical Industry Co. Ltd. (Taiwan)	19,540	22,258
Sasol Ltd. (South Africa)	32,651	1,128,679
Scientex Bhd (Malaysia)	15,100	32,321
Scotts Miracle-Gro Co. (The)	808	86,448
Sensient Technologies Corp.	1,361	99,557
Sesoda Corp. (Taiwan)	22,262	22,158
Shanghai Chlor-Alkali Chemical Co. Ltd. (China) (Class B Stock)*	17,100	13,333
Shanghai Huayi Group Corp. Ltd. (China) (Class B Stock)	24,100	21,857
Sherwin-Williams Co. (The)	377	154,585
Shin-Etsu Chemical Co. Ltd. (Japan)	7,200	729,526
Shinkong Synthetic Fibers Corp. (Taiwan)	347,000	116,996
Showa Denko KK (Japan)	5,600	238,333
Sika AG (Switzerland)	30	238,020
Sinon Corp. (Taiwan)	57,000	32,340
Soda Sanayii A/S (Turkey)	11,390	15,135
Soulbrain Co. Ltd. (South Korea)	1,905	119,929
Stella Chemifa Corp. (Japan)	1,600	52,570
Sumitomo Bakelite Co. Ltd. (Japan)	19,000	159,439
Sumitomo Seika Chemicals Co. Ltd. (Japan)	2,300	127,563
Symrise AG (Germany)	1,769	151,672
Synthomer PLC (United Kingdom)	46,416	306,787
Taiwan Fertilizer Co. Ltd. (Taiwan)	104,000	133,843
Taiwan Styrene Monomer (Taiwan)	59,000	44,865
Teijin Ltd. (Japan)	38,300	851,022
Tenma Corp. (Japan)	14,700	288,328
Tikkurila OYJ (Finland)	4,696	100,340
Toagosei Co. Ltd. (Japan)	25,900	328,774
Tokyo Ohka Kogyo Co. Ltd. (Japan)	2,200	94,699
Toray Industries, Inc. (Japan)	39,700	373,669
Tosoh Corp. (Japan)	3,100	69,937
Toyobo Co. Ltd. (Japan)	6,700	121,596
Ube Industries Ltd. (Japan)	14,800	433,544
Unipetrol A/S (Czech Republic)	8,545	150,854
UPC Technology Corp. (Taiwan)	103,525	65,209
Uralkali PJSC (Russia)*	19,350	39,443

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
USI Corp. (Taiwan)	120,940	$66,520
Victory New Materials Ltd. Co. (Taiwan)	24,700	38,115
Wacker Chemie AG (Germany)	1,084	210,033
Westlake Chemical Corp.	940	100,138
Yara International ASA (Norway)	5,064	232,510
Yung Chi Paint & Varnish Manufacturing Co.
Ltd. (Taiwan)	7,000	19,048
Zeon Corp. (Japan)	26,400	380,993

		25,918,292

Commercial Services & Supplies — 0.2%
ABM Industries, Inc.	2,087	78,722
Aeon Delight Co. Ltd. (Japan)	1,900	71,068
Babcock International Group PLC (United Kingdom)	15,563	148,086
Bilfinger SE (Germany)	2,358	111,688
Blue Label Telecoms Ltd. (South Africa)	37,228	45,014
Brady Corp. (Class A Stock)	1,551	58,783
Brambles Ltd. (Australia)	20,001	156,749
Cabcharge Australia Ltd. (Australia)	10,040	15,267
China Greenland Broad Greenstate Group Co. Ltd. (China)	60,000	11,509
Cintas Corp.	676	105,341
Clean Harbors, Inc.*	902	48,888
Cleanaway Co. Ltd. (Taiwan)	4,000	23,505
Copart, Inc.*	2,626	113,417
Covanta Holding Corp.(a)	5,288	89,367
Dai Nippon Printing Co. Ltd. (Japan)	10,000	222,633
Daiseki Co. Ltd. (Japan)	1,900	52,826
Derichebourg SA (France)	2,823	30,818
Dongjiang Environmental Co. Ltd. (China) (Class H Stock)	3,200	5,015
Duskin Co. Ltd. (Japan)	4,400	115,984
ECOVE Environment Corp. (Taiwan)	1,000	5,526
Essendant, Inc.	2,283	21,163
G4S PLC (United Kingdom)	25,843	93,011
Greentown Service Group Co. Ltd. (China)	24,000	18,752
Healthcare Services Group, Inc.	1,123	59,205
Intrum Justitia AB (Sweden)(a)	2,217	81,838
KAR Auction Services, Inc.	7,246	365,995
Kokuyo Co. Ltd. (Japan)	4,500	83,423
L&K Engineering Co. Ltd. (Taiwan)	15,000	17,129
Loomis AB (Sweden) (Class B Stock)	12,247	514,195
Mitie Group PLC (United Kingdom)	27,597	71,889
Okamura Corp. (Japan)	5,400	78,888
Park24 Co. Ltd. (Japan)	2,700	64,636
Relia, Inc. (Japan)	5,000	58,330
Rentokil Initial PLC (United Kingdom)	34,206	146,544
Republic Services, Inc.	3,360	227,170
Riverstone Holdings Ltd. (Singapore)	37,000	29,861
RPS Group PLC (United Kingdom)	9,265	34,048
S-1 Corp. (South Korea)	957	95,697
Sato Holdings Corp. (Japan)	1,600	48,540
Secom Co. Ltd. (Japan)	2,500	188,607
Securitas AB (Sweden) (Class B Stock)	8,959	156,264
Shanghai Zhongyida Co. Ltd. (China) (Class B Stock)*	52,400	20,187
Societe BIC SA (France)	687	75,498
Sohgo Security Services Co. Ltd. (Japan)	1,800	97,831

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies (continued)
Steelcase, Inc. (Class A Stock)	4,718	$71,714
Stericycle, Inc.*	1,678	114,087
Sunny Friend Environmental Technology Co. Ltd. (Taiwan)	2,000	17,101
Taiwan Secom Co. Ltd. (Taiwan)	13,135	40,413
Taiwan Shin Kong Security Co. Ltd. (Taiwan)	27,150	35,263
Toppan Forms Co. Ltd. (Japan)	6,400	72,317
Toppan Printing Co. Ltd. (Japan)	21,000	189,696
Transcontinental, Inc. (Canada) (Class A Stock)	4,700	92,878
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Brazil)	3,080	17,215
Waste Connections, Inc. (Canada), (TSX)	2,038	144,557
Waste Management, Inc.	3,278	282,891
YC Co. Ltd. (Taiwan)	51,313	25,171
Zhi Sheng Group Holdings Ltd. (China)*	8,000	1,228

		5,263,438

Communications Equipment — 0.2%
Accton Technology Corp. (Taiwan)	26,000	92,152
ADTRAN, Inc.	2,532	48,994
China All Access Holdings Ltd. (Hong Kong)	138,000	39,533
Cisco Systems, Inc.	84,127	3,222,064
Denki Kogyo Co. Ltd. (Japan)	1,800	50,904
D-Link Corp. (Taiwan)*	109,905	39,016
Eastern Communications Co. Ltd. (China) (Class B Stock)	17,000	11,049
EchoStar Corp. (Class A Stock)*	1,908	114,289
F5 Networks, Inc.*	7,997	1,049,366
Gemtek Technology Corp. (Taiwan)	34,000	28,762
Harris Corp.	1,112	157,515
Hitron Technology, Inc. (Taiwan)	18,000	12,963
InterDigital, Inc.	580	44,167
Lanner Electronics, Inc. (Taiwan)	5,000	7,880
Lumentum Holdings, Inc.*(a)	1,265	61,859
Nokia OYJ (Finland)	127,810	597,170
O-Net Technologies Group Ltd. (China)*	17,000	10,837
Senao Networks, Inc. (Taiwan)	2,000	8,617
Sercomm Corp. (Taiwan)	17,000	48,276
Shanghai Potevio Co. Ltd. (China) (Class B Stock)*	15,300	10,788
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	102,445	676,109
Unizyx Holding Corp. (Taiwan)	37,000	18,926
VTech Holdings Ltd. (Hong Kong)	7,400	96,785
Wistron NeWeb Corp. (Taiwan)	17,416	49,930
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co. (China) (Class H Stock), 144A	25,000	114,455
Zinwell Corp. (Taiwan)	25,000	26,503
ZTE Corp. (China) (Class H Stock)*	39,600	148,015

		6,786,924

Construction & Engineering — 0.2%
Acter Co. Ltd. (Taiwan)	2,000	13,835
Adhi Karya Persero Tbk PT (Indonesia)	189,800	26,350
AECOM*	8,584	318,896
Aveng Ltd. (South Africa)*	53,434	8,645

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Construction & Engineering (continued)
Baoye Group Co. Ltd. (China) (Class H Stock)*	58,000	$40,665
BES Engineering Corp. (Taiwan)	333,000	91,686
Boustead Singapore Ltd. (Singapore)	52,900	33,986
Bouygues SA (France)	5,459	283,254
Budimex SA (Poland)	295	17,943
CH Karnchang PCL (Thailand)	21,500	17,460
China Energy Engineering Corp. Ltd. (China) (Class H Stock)	1,496,000	268,141
China State Construction International Holdings Ltd. (China)	136,000	189,976
COMSYS Holdings Corp. (Japan)	4,000	115,971
Continental Holdings Corp. (Taiwan)	102,300	55,753
CTCI Corp. (Taiwan)	32,000	48,494
Daiho Corp. (Japan)	5,000	24,836
Ellaktor SA (Greece)*	26,779	52,079
EMCOR Group, Inc.	1,206	98,591
Ferrovial SA (Spain)	10,740	243,724
Galliford Try PLC (United Kingdom)	20,920	362,335
GEK Terna Holding Real Estate Construction SA (Greece)*	9,652	51,272
Group Five Ltd. (South Africa)	5,076	5,255
Hazama Ando Corp. (Japan)	12,500	97,691
IJM Corp. Bhd (Malaysia)	176,600	132,999
Iskandar Waterfront City Bhd (Malaysia)*	23,000	8,113
JGC Corp. (Japan)	7,500	144,896
Kajima Corp. (Japan)	29,000	278,629
Kandenko Co. Ltd. (Japan)	6,000	63,014
Kinden Corp. (Japan)	6,300	102,575
Kumagai Gumi Co. Ltd. (Japan)	2,000	55,793
Kung Sing Engineering Corp. (Taiwan)	42,000	22,989
Kyowa Exeo Corp. (Japan)	3,400	87,899
Maeda Corp. (Japan)	9,000	123,882
Maeda Road Construction Co. Ltd. (Japan)	. 4,000	91,649
Mirait Holdings Corp. (Japan)	5,400	80,280
Monadelphous Group Ltd. (Australia)	3,092	41,729
Murray & Roberts Holdings Ltd. (South Africa)	30,468	29,795
Nippo Corp. (Japan)	3,000	70,086
Nippon Densetsu Kogyo Co. Ltd. (Japan)	3,000	64,884
Nippon Road Co. Ltd. (The) (Japan)	700	40,858
Nishimatsu Construction Co. Ltd. (Japan)	2,400	67,146
Obayashi Corp. (Japan)	24,200	292,339
Penta-Ocean Construction Co. Ltd. (Japan)	. 13,200	98,345
PESTECH International Bhd (Malaysia)	11,500	4,966
PP Persero Tbk PT (Indonesia)	174,400	33,861
Raito Kogyo Co. Ltd. (Japan)	4,100	46,824
Raubex Group Ltd. (South Africa)	7,049	11,335
Rich Development Co. Ltd. (Taiwan)	127,000	42,416
Run Long Construction Co. Ltd. (Taiwan)	8,000	11,572
Salfacorp SA (Chile)	44,264	81,666
Salini Impregilo SpA (Italy)	12,346	47,660
Sanki Engineering Co. Ltd. (Japan)	1,200	14,585
Shimizu Corp. (Japan)	19,000	195,965
SHO-BOND Holdings Co. Ltd. (Japan)	1,200	85,412
Sinopec Engineering Group Co. Ltd. (China) (Class H Stock)	263,500	249,643
Sino-Thai Engineering & Construction PCL (Thailand)	30,500	21,865

COMMON STOCKS (continued)	Shares	Value
Construction & Engineering (continued)
Skanska AB (Sweden) (Class B Stock)	8,649	$179,214
SNC-Lavalin Group, Inc. (Canada)	2,400	108,926
SOCAM Development Ltd. (Hong Kong)*	64,000	15,391
Sumitomo Densetsu Co. Ltd. (Japan)	2,400	51,034
Taikisha Ltd. (Japan)	2,000	67,499
Taisei Corp. (Japan)	5,500	273,520
Tekfen Holding A/S (Turkey)	11,336	50,760
TOA ROAD Corp. (Japan)	1,000	39,579
Toda Corp. (Japan)	12,000	96,045
Totetsu Kogyo Co. Ltd. (Japan)	2,200	72,941
Toyo Construction Co. Ltd. (Japan)	7,200	41,979
Trakcja SA (Poland)	2,950	6,127
TRC Construction PCL (Thailand)	162,400	5,276
Unique Engineering & Construction PCL (Thailand)	63,000	31,460
United Engineers Ltd. (Singapore)	37,200	73,395
United Integrated Services Co. Ltd. (Taiwan)	10,000	19,679
Valmont Industries, Inc.	511	84,749
Vinci SA (France)	8,571	875,025
Waskita Karya Persero Tbk PT (Indonesia)	232,000	37,784
WCT Holdings Bhd (Malaysia)*	48,468	19,399
Wijaya Karya Persero Tbk PT (Indonesia)	235,300	26,846
Wilson Bayly Holmes-Ovcon Ltd. (South Africa)	1,603	20,143
WSP Global, Inc. (Canada)	2,200	104,854
Yokogawa Bridge Holdings Corp. (Japan)	4,000	93,426

		7,607,559

Construction Materials — 0.1%
Asia Cement Corp. (Taiwan)	294,000	278,120
Cahya Mata Sarawak Bhd (Malaysia)	27,000	26,021
Cementos Argos SA (Colombia)	16,183	62,467
Cementos Pacasmayo SAA (Peru)	22,803	57,315
CEMEX Holdings Philippines, Inc. (Philippines), 144A*	240,400	23,489
CEMEX Latam Holdings SA (Colombia)*	9,758	35,966
CHC Resources Corp. (Taiwan)	4,000	7,927
Cimsa Cimento Sanayi VE Ticaret A/S (Turkey)	545	1,969
CRH PLC (Ireland)	15,663	499,565
CSG Holding Co. Ltd. (China) (Class B Stock)	30,000	18,503
CSR Ltd. (Australia)	93,904	347,174
Goldsun Building Materials Co. Ltd. (Taiwan)*	304,000	99,719
Huaxin Cement Co. Ltd. (China) (Class B Stock)	21,400	26,104
Imerys SA (France)	1,254	118,091
Magnesita Refratarios SA (Brazil)	2,920	44,366
PPC Ltd. (South Africa)*	63,391	35,436
Qatar National Cement Co. QSC (Qatar)	2,111	36,007
Semen Baturaja Persero Tbk PT (Indonesia)	27,000	7,552
Shanghai Yaohua Pilkington Glass Group Co. Ltd. (China) (Class B Stock)	43,900	27,368
Siam Cement PCL (The) (Thailand)	12,550	188,471
Siam City Cement PCL (Thailand)	6,700	54,005
Sumitomo Osaka Cement Co. Ltd. (Japan)	26,000	125,219
Taiheiyo Cement Corp. (Japan)	4,100	176,520

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Construction Materials (continued)
Titan Cement Co. SA (Greece)	4,141	$113,828
Tongfang Kontafarma Holdings Ltd. (China)*	120,000	7,823
Universal Cement Corp. (Taiwan)	68,538	52,829
Waskita Beton Precast Tbk PT (Indonesia)	744,400	22,370
West China Cement Ltd. (China)*	360,000	53,905

		2,548,129

Consumer Finance — 0.2%
AEON Credit Service M Bhd (Malaysia)	6,300	20,924
Ally Financial, Inc.	67,352	1,963,984
American Express Co.	8,132	807,589
Cembra Money Bank AG (Switzerland)*	81	7,546
China Financial Services Holdings Ltd. (China)	300,000	27,243
Chong Sing Holdings FinTech Gr (China)*	300,000	39,507
Credit Saison Co. Ltd. (Japan)	8,900	161,618
Discover Financial Services	7,600	584,592
FirstCash, Inc.	1,144	77,163
Flying Financial Service Holdings Ltd. (China)	95,000	10,319
Gentera SAB de CV (Mexico)	45,800	38,061
Green Dot Corp. (Class A Stock)*	953	57,428
KRUK SA (Poland)	441	33,111
Krungthai Card PCL (Thailand)	9,300	53,061
Muangthai Leasing PCL (Thailand) (Class F Stock)	20,100	23,843
Nelnet, Inc. (Class A Stock)	1,524	83,485
Samsung Card Co. Ltd. (South Korea)	2,442	90,334
Sun Hung Kai & Co. Ltd. (Hong Kong)	216,000	137,705
Synchrony Financial	68,574	2,647,642
Taiwan Acceptance Corp. (Taiwan)	8,000	29,509
Unifin Financiera SAB de CV SOFOM ENR (Mexico)	4,400	14,989

		6,909,653

Containers & Packaging — 0.1%
Amcor Ltd. (Australia)	6,804	81,528
AptarGroup, Inc.	1,229	106,038
Avery Dennison Corp.	659	75,693
Ball Corp.	3,322	125,738
Bemis Co., Inc.	1,303	62,270
CCL Industries, Inc. (Canada) (Class B Stock)	2,200	101,652
Cheng Loong Corp. (Taiwan)	150,000	81,993
CPMC Holdings Ltd. (China)	73,000	57,836
Fuji Seal International, Inc. (Japan)	2,000	65,294
Graphic Packaging Holding Co.	6,711	103,685
Greatview Aseptic Packaging Co. Ltd. (China)	106,000	77,251
Huhtamaki OYJ (Finland)	2,451	102,880
Klabin SA (Brazil), UTS	18,100	96,036
Mpact Ltd. (South Africa)	12,828	25,394
Nampak Ltd. (South Africa)*	47,226	61,748
Orora Ltd. (Australia)	29,178	76,863
Packaging Corp. of America	984	118,621
Rengo Co. Ltd. (Japan)	16,300	118,866
Sealed Air Corp.	1,059	52,209
Silgan Holdings, Inc.	1,176	34,563
Smurfit Kappa Group PLC (Ireland)	6,095	206,731

COMMON STOCKS (continued)	Shares	Value
Containers & Packaging (continued)
Sonoco Products Co.	1,365	$72,536
Taiwan Hon Chuan Enterprise Co. Ltd. (Taiwan)	11,000	21,233
Vitro SAB de CV (Mexico) (Class A Stock)	3,300	11,830
WestRock Co.	9,752	616,424
Youyuan International Holdings Ltd. (China)*	100,000	43,202

		2,598,114

Distributors — 0.0%
Canon Marketing Japan, Inc. (Japan)	1,100	29,691
China Animation Characters Co. Ltd. (Hong Kong)	32,000	12,282
Chori Co. Ltd. (Japan)	1,200	22,250
D’ieteren SA/NV (Belgium)	5,717	257,268
Doshisha Co. Ltd. (Japan)	4,000	85,037
Genuine Parts Co.	2,091	198,666
Inchcape PLC (United Kingdom)	64,280	677,153
Paltac Corp. (Japan)	2,000	91,148
Pool Corp.	553	71,696
Test Rite International Co. Ltd. (Taiwan)	37,000	28,458
Xinhua Winshare Publishing and Media Co. Ltd. (China) (Class H Stock)	87,000	69,069

		1,542,718

Diversified Consumer Services — 0.1%
Adtalem Global Education, Inc.*	1,889	79,432
Advtech Ltd. (South Africa)	833	1,136
Benesse Holdings, Inc. (Japan)	1,900	66,849
China Distance Education Holdings Ltd. (China), ADR	1,200	11,124
China Maple Leaf Educational Systems Ltd. (China)	44,000	51,525
Curro Holdings Ltd. (South Africa)*	3,899	13,349
ESCRIT, Inc. (Japan)	11,700	103,264
Estacio Participacoes SA (Brazil)	7,400	73,217
Fu Shou Yuan International Group Ltd. (China)	53,000	45,245
GAEC Educacao SA (Brazil)	2,600	22,182
Graham Holdings Co. (Class B Stock)	113	63,094
Grand Canyon Education, Inc.*	1,138	101,885
Houghton Mifflin Harcourt Co.*	4,247	39,497
InvoCare Ltd. (Australia)	8,871	111,026
Kroton Educacional SA (Brazil)	49,116	272,447
Lung Yen Life Service Corp. (Taiwan)	12,000	27,620
Meiko Network Japan Co. Ltd. (Japan)	8,500	100,563
Navitas Ltd. (Australia)	9,258	39,193
New Oriental Education & Technology Group, Inc. (China), ADR	3,600	338,400
Regis Corp.*	2,702	41,503
Ser Educacional SA (Brazil), 144A	1,800	16,985
Service Corp. International	2,167	80,872
ServiceMaster Global Holdings, Inc.*	1,726	88,492
Stadio Holdings Ltd. (South Africa)*	3,899	2,537
Studio Alice Co. Ltd. (Japan)	6,000	151,668
TAL Education Group (China), ADR	3,500	103,985
Tarena International, Inc. (China), ADR(a)	2,500	37,475
Virscend Education Co. Ltd. (China), 144A	28,000	17,908

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Diversified Consumer Services (continued)
Wisdom Education International Holdings Co. Ltd. (China)	34,000	$20,474

		2,122,947

Diversified Financial Services — 0.4%
Alexander Forbes Group Holdings Ltd. (South Africa)	18,926	10,557
AMP Ltd. (Australia)	46,577	188,008
Ayala Corp. (Philippines)	9,680	196,776
Berkshire Hathaway, Inc. (Class B Stock)*	31,016	6,147,992
China Merchants China Direct Investments Ltd. (China)	26,000	43,130
Corp. Financiera Alba SA (Spain)	2,472	141,462
Corp. Financiera Colombiana SA (Colombia), (BVC)	1	10
EXOR NV (Netherlands)	1,815	111,263
Far East Horizon Ltd. (China)	275,000	234,274
Financial Products Group Co. Ltd. (Japan)	34,100	413,201
First Pacific Co. Ltd. (Hong Kong)	182,000	123,716
Fubon Financial Holding Co. Ltd. (Taiwan)	732,000	1,244,375
Grupo de Inversiones Suramericana SA (Colombia)	20,478	276,522
GT Capital Holdings, Inc. (Philippines)	4,005	103,607
Gulf General Investment Co. (United Arab Emirates)*	957,654	97,658
Inversiones La Construccion SA (Chile)	945	17,867
Investor AB (Sweden) (Class B Stock)	15,963	728,035
KBC Ancora (Belgium)	4,033	253,813
L E Lundbergforetagen AB (Sweden) (Class B Stock)	2,949	220,294
Metro Pacific Investments Corp. (Philippines)	798,400	109,524
ORIX Corp. (Japan)	107,900	1,819,289
PSG Group Ltd. (South Africa)	1,837	40,080
Remgro Ltd. (South Africa)	19,924	379,644
Salam International Investment Ltd. QSC (Qatar)	12,774	23,576
SHUAA Capital PSC (United Arab Emirates)*	208,849	68,751
Sofina SA (Belgium)	1,563	246,130

		13,239,554

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	99,025	3,850,092
Axtel SAB de CV (Mexico), UTS*	30,400	5,782
BCE, Inc. (Canada)	1,022	49,092
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	49,840	75,315
BT Group PLC (United Kingdom)	127,714	468,107
CenturyLink, Inc.	11,781	196,507
China Communications Services Corp. Ltd. (China) (Class H Stock)	508,000	339,758
China Telecom Corp. Ltd. (China) (Class H Stock)	2,744,000	1,301,507
China Unicom Hong Kong Ltd. (China)*	614,000	830,119
Chunghwa Telecom Co. Ltd. (Taiwan)	213,000	757,668
CITIC Telecom International Holdings Ltd. (China)	377,000	99,759

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (continued)
Consolidated Communications Holdings, Inc.	1,789	$21,808
Deutsche Telekom AG (Germany)	46,168	816,083
Elisa OYJ (Finland)	1,861	72,995
Hellenic Telecommunications Organization SA (Greece)	12,214	168,313
HKT Trust & HKT Ltd. (Hong Kong)	77,000	98,208
Iliad SA (France)	426	102,076
Inmarsat PLC (United Kingdom)	9,989	66,075
Koninklijke KPN NV (Netherlands)	50,369	175,852
KT Corp. (South Korea)	5,655	159,778
Link Net Tbk PT (Indonesia)	36,700	14,891
Magyar Telekom Telecommunications PLC (Hungary)	68,080	120,332
Netia SA (Poland)	34,721	53,563
Nippon Telegraph & Telephone Corp. (Japan)	22,100	1,039,012
O2 Czech Republic A/S (Czech Republic)	2,242	29,155
Oi SA (Brazil)*	24,200	26,483
Orange Polska SA (Poland)*	76,694	127,440
Orange SA (France)	53,146	921,062
Proximus SADP (Belgium)	1,908	62,604
Rostelecom PJSC (Russia)	96,160	106,335
Singapore Telecommunications Ltd. (Singapore)	111,200	296,473
Spark New Zealand Ltd. (New Zealand)	39,808	102,388
Swisscom AG (Switzerland)	159	84,549
Telecom Italia SpA (Italy), (AQXE)*	349,168	301,540
Telecom Italia SpA (Italy), (SGMX)	188,776	133,907
Telefonica Brasil SA (Brazil), ADR	24,300	360,369
Telefonica Deutschland Holding AG (Germany)	23,507	117,646
Telefonica SA (Spain)	55,935	544,679
Telekom Malaysia Bhd (Malaysia)	90,800	141,208
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	1,250,300	409,215
Telenor ASA (Norway)	5,510	117,951
Telesites SAB de CV (Mexico)*	18,300	13,886
Telia Co. AB (Sweden)	79,659	355,071
Telkom SA SOC Ltd. (South Africa)	22,224	86,625
Telstra Corp. Ltd. (Australia)	38,423	108,616
TELUS Corp. (Canada)	1,300	49,231
Thaicom PCL (Thailand)	57,600	22,043
TIME dotCom Bhd (Malaysia)	15,800	35,524
Tower Bersama Infrastructure Tbk PT (Indonesia)	45,400	21,452
Turk Telekomunikasyon A/S (Turkey)*	18,651	31,642
Verizon Communications, Inc.	57,879	3,063,536
Vocus Group Ltd. (Australia)	22,500	53,053

		18,606,375

Electric Utilities — 0.6%
ALLETE, Inc.	1,790	133,104
Alliant Energy Corp.	4,580	195,154
Alupar Investimento SA (Brazil), UTS	1,743	9,695
American Electric Power Co., Inc.	4,455	327,754
Avangrid, Inc.(a)	2,086	105,510
Celsia SA ESP (Colombia)	21,731	34,660
Centrais Eletricas Brasileiras SA (Brazil)*	25,800	150,424

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
CEZ A/S (Czech Republic)	19,639	$457,794
Chubu Electric Power Co., Inc. (Japan)	21,300	264,199
Chugoku Electric Power Co., Inc. (The) (Japan)	19,000	203,969
Cia Paranaense de Energia (Brazil)	1,900	12,258
CK Infrastructure Holdings Ltd. (Hong Kong)	16,000	137,299
CLP Holdings Ltd. (Hong Kong)	25,500	260,876
Contact Energy Ltd. (New Zealand)	23,808	93,781
Duke Energy Corp.	10,623	893,501
Edison International	4,094	258,905
EDP - Energias de Portugal SA (Portugal)	66,616	230,435
EDP - Energias do Brasil SA (Brazil)	11,000	46,426
El Paso Electric Co.	2,026	112,139
Elia System Operator SA/NV (Belgium)	1,357	77,987
Emera, Inc. (Canada)	5,900	220,511
Endesa SA (Spain)(a)	4,894	104,672
Enel Chile SA (Chile)	1,387,830	164,199
Enel SpA (Italy)	122,570	753,714
Energa SA (Poland)	25,116	91,721
Engie Energia Chile SA (Chile)	40,080	86,106
Entergy Corp.	2,808	228,543
Equatorial Energia SA (Brazil)	2,900	57,395
Eversource Energy	2,638	166,669
EVN AG (Austria)	5,896	117,976
Exelon Corp.	17,664	696,138
Federal Grid Co. Unified Energy System PJSC (Russia)	53,200,000	149,253
First Philippine Holdings Corp. (Philippines)	36,340	45,132
FirstEnergy Corp.	7,283	223,005
Fortis, Inc. (Canada)	6,500	238,437
Fortum OYJ (Finland)	10,870	215,131
Great Plains Energy, Inc.	3,922	126,445
Hawaiian Electric Industries, Inc.	3,663	132,417
Hokkaido Electric Power Co., Inc. (Japan)*	10,100	66,398
Hokuriku Electric Power Co. (Japan)	8,200	65,971
Iberdrola SA (Spain)	120,269	931,035
IDACORP, Inc.	2,371	216,615
Infratil Ltd. (New Zealand)	57,325	134,736
Inter RAO UES PJSC (Russia)	2,655,000	156,290
Kansai Electric Power Co., Inc. (The) (Japan)	23,400	286,183
Korea District Heating Corp. (South Korea)	1,333	90,856
Korea Electric Power Corp. (South Korea)	15,270	542,794
Kyushu Electric Power Co., Inc. (Japan)	13,000	136,169
Light SA (Brazil)*	2,600	13,082
Manila Electric Co. (Philippines)	10,310	67,868
Mosenergo PJSC (Russia)	939,000	42,658
NextEra Energy, Inc.	5,033	786,104
OGE Energy Corp.	3,907	128,579
Okinawa Electric Power Co., Inc. (The) (Japan)	3,932	102,246
Orsted A/S (Denmark), 144A	3,128	170,504
PG&E Corp.	37,431	1,678,032
PGE Polska Grupa Energetyczna SA (Poland)*	96,547	333,689
Pinnacle West Capital Corp.	1,090	92,846
PNM Resources, Inc.	2,649	107,152
Portland General Electric Co.	3,100	141,298
Power Assets Holdings Ltd. (Hong Kong)	21,500	181,222

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
PPL Corp.	6,026	$186,505
Public Power Corp. SA (Greece)*	31,841	74,348
Red Electrica Corp. SA (Spain)	4,560	102,359
Rosseti PJSC (Russia)	5,227,000	74,167
RusHydro PJSC (Russia)	16,268,000	205,912
Shikoku Electric Power Co., Inc. (Japan)	18,500	201,376
Southern Co. (The)	11,575	556,642
SSE PLC (United Kingdom)	14,002	248,924
Tauron Polska Energia SA (Poland)*	198,688	173,862
Tenaga Nasional Bhd (Malaysia)	229,100	863,129
Terna Rete Elettrica Nazionale SpA (Italy)	12,941	75,227
Tohoku Electric Power Co., Inc. (Japan)	12,800	163,416
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	60,300	237,984
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	9,500	61,117
Trustpower Ltd. (New Zealand)	18,672	79,100
Verbund AG (Austria)	5,707	137,536
Westar Energy, Inc.	1,676	88,493
Xcel Energy, Inc.	4,898	235,643

		18,061,401

Electrical Equipment — 0.1%
Advanced Lithium Electrochemistry Cayman Co. Ltd. (Taiwan)*	5,000	4,249
AMETEK, Inc.	2,440	176,827
Chicony Power Technology Co. Ltd. (Taiwan)	10,110	20,997
China Electric Manufacturing Corp. (Taiwan)*	66,000	22,052
China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)	42,000	72,489
Chiyoda Integre Co. Ltd. (Japan)	1,300	31,587
Chung-Hsin Electric & Machinery Manufacturing Corp. (Taiwan)	37,375	27,913
Emerson Electric Co.	4,921	342,944
Endo Lighting Corp. (Japan)	2,700	29,660
Foshan Electrical and Lighting Co. Ltd. (China) (Class B Stock)	17,300	13,598
Futaba Corp. (Japan)	4,600	96,023
Gunkul Engineering PCL (Thailand)	199,466	24,198
Hangzhou Steam Turbine Co. Ltd. (China) (Class B Stock)*	69,800	71,505
Jiangnan Group Ltd. (China)	300,000	20,321
Kung Long Batteries Industrial Co. Ltd. (Taiwan)	3,000	14,443
Legrand SA (France)	3,661	281,453
Longwell Co. (Taiwan)	11,000	23,337
Melrose Industries PLC (United Kingdom)	56,083	160,446
Nidec Corp. (Japan)	2,900	406,049
Nitto Kogyo Corp. (Japan)	3,300	52,876
OSRAM Licht AG (Germany)	1,478	132,345
Philips Lighting NV (Netherlands), 144A	11,264	413,127
PIE Industrial Bhd (Malaysia)	19,200	9,247
Prysmian SpA (Italy)	4,092	133,338
Sino-American Electronic Co. Ltd. (Taiwan)^	1,183	150
Tatsuta Electric Wire and Cable Co. Ltd. (Japan)	8,300	66,024

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Electrical Equipment (continued)
Tech Pro Technology Development Ltd. (Hong Kong)*^	731,600	$9
Teco Electric and Machinery Co. Ltd. (Taiwan)	173,000	165,208
Thermon Group Holdings, Inc.*	2,956	69,969
TKH Group NV (Netherlands), CVA	2,099	133,319
Toyo Tanso Co. Ltd. (Japan)	2,900	90,908
Ushio, Inc. (Japan)	20,500	292,420
Voltronic Power Technology Corp. (Taiwan)	. 2,102	36,322
Walsin Lihwa Corp. (Taiwan)	422,000	248,877
Well Shin Technology Co. Ltd. (Taiwan)	7,000	13,554
Welling Holding Ltd. (China)	130,000	33,201
Zippy Technology Corp. (Taiwan)	5,000	6,013

		3,736,998

Electronic Equipment, Instruments & Components — 0.7%
AAC Technologies Holdings, Inc. (China)	22,000	389,366
Alviva Holdings Ltd. (South Africa)	6,844	10,226
Amano Corp. (Japan)	4,800	125,168
Amphenol Corp. (Class A Stock)	2,204	193,511
Anritsu Corp. (Japan)	8,800	99,067
Anxin-China Holdings Ltd. (Hong Kong)*^	196,000	—
Apex International Co. Ltd. (Taiwan)	18,224	12,284
Arisawa Manufacturing Co. Ltd. (Japan)	36,500	398,656
Asia Optical Co., Inc. (Taiwan)	16,000	51,268
AU Optronics Corp. (Taiwan)	1,433,000	595,547
AVY Precision Technology, Inc. (Taiwan)	6,337	13,573
Azbil Corp. (Japan)	2,900	125,601
Barco NV (Belgium)	1,224	130,696
Benchmark Electronics, Inc.*	3,090	89,919
Canon Electronics, Inc. (Japan)	5,300	115,658
CDW Corp.	2,598	180,535
Chang Wah Electromaterials, Inc. (Taiwan)	3,600	17,390
Channel Well Technology Co. Ltd. (Taiwan)	. 18,000	21,166
Cheng Uei Precision Industry Co. Ltd. (Taiwan)	51,000	85,394
China Railway Signal & Communication Corp. Ltd. (China) (Class H Stock), 144A	. 305,000	238,605
China Soft Power Technology Holdings Ltd. (Hong Kong)*	546,000	9,403
Chin-Poon Industrial Co. Ltd. (Taiwan)	37,000	72,011
Chroma ATE, Inc. (Taiwan)	16,000	86,804
Citizen Watch Co. Ltd. (Japan)	25,900	189,704
Coretronic Corp. (Taiwan)	58,000	66,415
Coxon Precise Industrial Co. Ltd. (Taiwan)*	. 27,000	30,244
CyberPower Systems, Inc. (Taiwan)	5,000	16,683
Dai-ichi Seiko Co. Ltd. (Japan)	19,700	525,068
Daiwabo Holdings Co. Ltd. (Japan)	3,100	127,211
DataTec Ltd. (South Africa)*	12,207	56,409
Delta Electronics Thailand PCL (Thailand)	24,100	54,102
Delta Electronics, Inc. (Taiwan)	76,000	365,132
Dexerials Corp. (Japan)	1,800	23,219
Dolby Laboratories, Inc. (Class A Stock)	1,578	97,836
Dongxu Optoelectronic Technology Co. Ltd. (China) (Class B Stock)	14,400	10,443
Dynapack International Technology Corp. (Taiwan)	17,000	25,586
E Ink Holdings, Inc. (Taiwan)	61,000	97,804
Edom Technology Co. Ltd. (Taiwan)	16,000	10,165

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Electrocomponents PLC (United Kingdom)	80,796	$682,047
Elite Material Co. Ltd. (Taiwan)	17,000	57,721
FIH Mobile Ltd. (China)	401,000	122,164
FLIR Systems, Inc.	2,325	108,392
Flytech Technology Co. Ltd. (Taiwan)	8,000	22,003
GeoVision, Inc. (Taiwan)	4,723	6,196
Hamamatsu Photonics KK (Japan)	2,800	93,914
Hana Microelectronics PCL (Thailand)	47,500	64,699
Hannstar Board Corp. (Taiwan)	47,000	34,097
HannStar Display Corp. (Taiwan)	240,000	80,089
HannsTouch Solution, Inc. (Taiwan)*	61,000	18,356
Hexagon AB (Sweden) (Class B Stock)	5,094	255,536
Hirose Electric Co. Ltd. (Japan)	1,035	151,116
Hollysys Automation Technologies Ltd. (China)	4,500	100,215
Holy Stone Enterprise Co. Ltd. (Taiwan)	18,900	70,952
Hon Hai Precision Industry Co. Ltd. (Taiwan)	1,250,297	3,975,431
Hosiden Corp. (Japan)	4,800	70,617
Ibiden Co. Ltd. (Japan)	69,400	1,035,906
II-VI, Inc.*	1,917	90,003
Inficon Holding AG (Switzerland)*	493	307,203
Ingenico Group SA (France)	1,511	161,307
Innolux Corp. (Taiwan)	1,477,000	613,116
Isra Vision AG (Germany)	202	51,404
ITEQ Corp. (Taiwan)	15,000	32,838
Itron, Inc.*	1,070	72,974
Japan Aviation Electronics Industry Ltd. (Japan)	27,000	455,224
Jenoptik AG (Germany)	14,642	482,258
Ju Teng International Holdings Ltd. (Hong Kong)	202,000	65,810
Kapsch TrafficCom AG (Austria)	1,020	61,012
KCE Electronics PCL (Thailand)	24,000	60,868
Keyence Corp. (Japan)	800	446,905
Keysight Technologies, Inc.*	2,638	109,741
Kingboard Chemical Holdings Ltd. (Hong Kong)	86,000	463,895
Kingboard Laminates Holdings Ltd. (Hong Kong)	65,500	101,893
Kyocera Corp. (Japan)	11,700	763,858
Lelon Electronics Corp. (Taiwan)	5,250	10,826
LG Display Co. Ltd. (South Korea)	12,830	357,115
Lotes Co. Ltd. (Taiwan)	5,000	33,836
Macnica Fuji Electronics Holdings, Inc. (Japan)	6,100	132,790
Marketech International Corp. (Taiwan)	8,000	10,463
Maruwa Co. Ltd. (Japan)	4,100	273,526
National Instruments Corp.	2,186	91,003
Neo Telemedia Ltd. (Hong Kong)	476,000	14,618
Nippon Chemi-Con Corp. (Japan)	900	27,835
Nippon Electric Glass Co. Ltd. (Japan)	4,800	182,694
Nissha Co. Ltd. (Japan)(a)	1,300	37,700
Oki Electric Industry Co. Ltd. (Japan)	7,800	109,169
Omron Corp. (Japan)	4,300	255,760
OSI Systems, Inc.*	506	32,576
Plexus Corp.*	1,254	76,143
Polytronics Technology Corp. (Taiwan)	4,000	7,628
Posiflex Technology, Inc. (Taiwan)	5,149	23,580

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Promate Electronic Co. Ltd. (Taiwan)	31,000	$29,215
Renishaw PLC (United Kingdom)	947	66,447
Ryosan Co. Ltd. (Japan)	4,500	172,652
Ryoyo Electro Corp. (Japan)	200	3,658
Samart Corp. PCL (Thailand)	38,100	13,653
Samsung SDI Co. Ltd. (South Korea)	1,735	330,771
Sanshin Electronics Co. Ltd. (Japan)	6,100	103,897
Scientech Corp. (Taiwan)	7,000	19,905
Shimadzu Corp. (Japan)	6,300	142,924
Simplo Technology Co. Ltd. (Taiwan)	24,000	133,878
Sinbon Electronics Co. Ltd. (Taiwan)	12,390	35,858
Sirtec International Co. Ltd. (Taiwan)	16,000	21,709
Spectris PLC (United Kingdom)	2,488	83,289
Stars Microelectronics Thailand PCL (Thailand)*	104,800	7,835
Supreme Electronics Co. Ltd. (Taiwan)	34,000	34,027
SVI PCL (Thailand)	141,400	18,205
SYNNEX Corp.	621	84,425
Synnex Technology International Corp. (Taiwan)	141,750	192,801
Taiflex Scientific Co. Ltd. (Taiwan)	22,340	44,694
Taiwan Chinsan Electronic Industrial Co. Ltd. (Taiwan)	5,000	11,367
Taiwan PCB Techvest Co. Ltd. (Taiwan)	49,000	52,286
Taiyo Yuden Co. Ltd. (Japan)	143,300	2,218,627
Test Research, Inc. (Taiwan)	16,000	24,033
Thinking Electronic Industrial Co. Ltd. (Taiwan)	8,000	22,539
Tong Hsing Electronic Industries Ltd. (Taiwan)	10,000	45,147
Topoint Technology Co. Ltd. (Taiwan)	21,000	15,149
Toyo Corp. (Japan)	2,800	24,560
Tripod Technology Corp. (Taiwan)	39,000	121,538
TXC Corp. (Taiwan)	17,000	22,658
Unitech Printed Circuit Board Corp. (Taiwan)*	99,000	76,633
Venture Corp. Ltd. (Singapore)	56,300	859,537
Vivotek, Inc. (Taiwan)	4,171	13,542
VS Industry Bhd (Malaysia)	50,900	37,827
Wah Lee Industrial Corp. (Taiwan)	27,000	50,549
WPG Holdings Ltd. (Taiwan)	149,000	196,749
WT Microelectronics Co. Ltd. (Taiwan)	46,484	70,532
Yageo Corp. (Taiwan)	13,798	163,037
Zenitron Corp. (Taiwan)	50,000	33,687

		23,324,731

Energy Equipment & Services — 0.1%
Anton Oilfield Services Group (China)*	90,000	9,871
Dialog Group Bhd (Malaysia)	123,300	76,420
Mullen Group Ltd. (Canada)	2,100	26,296
Schlumberger Ltd.	11,296	761,237
Schoeller-Bleckmann Oilfield Equipment AG (Austria)*	656	66,861
SEACOR Holdings, Inc.*	1,164	53,800
SEACOR Marine Holdings, Inc.*(a)	1,169	13,677
ShawCor Ltd. (Canada)	2,200	47,990
Subsea 7 SA (United Kingdom)	37,896	567,760
Tecnicas Reunidas SA (Spain)(a)	1,470	46,613
Tenaris SA (Luxembourg)	7,469	118,547

COMMON STOCKS (continued)	Shares	Value
Energy Equipment & Services (continued)
TGS Nopec Geophysical Co. ASA (Norway)	3,365	$79,674
TMK PJSC (Russia), GDR	5,391	24,960
Yinson Holdings Bhd (Malaysia)	62,000	62,036

		1,955,742

Equity Real Estate Investment Trusts (REITs) — 3.8%
Abacus Property Group (Australia)	114,200	366,222
Acadia Realty Trust	64,128	1,754,542
Advance Residence Investment Corp. (Japan)	33	81,098
Alexander & Baldwin, Inc.	1,678	46,548
Alexandria Real Estate Equities, Inc.	18,338	2,394,759
Allied Properties Real Estate Investment Trust (Canada)	22,338	747,799
alstria office REIT-AG (Germany)	5,635	87,083
American Assets Trust, Inc.	1,472	56,289
American Campus Communities, Inc.	2,415	99,087
American Homes 4 Rent (Class A Stock)	3,174	69,320
American Tower Corp.	15,122	2,157,456
Apple Hospitality REIT, Inc.	3,487	68,380
Arrowhead Properties Ltd. (South Africa)	42,599	22,527
Artis Real Estate Investment Trust (Canada)	5,000	56,086
Ascendas Real Estate Investment Trust (Singapore)	575,500	1,168,006
Asesor de Activos Prisma SAPI de CV (Mexico)*	31,500	17,094
AvalonBay Communities, Inc.	22,016	3,927,875
Axis Real Estate Investment Trust (Malaysia)	41,300	15,315
Befimmo SA (Belgium)	1,797	115,450
Beni Stabili SpA SIIQ (Italy)	71,518	66,137
Big Yellow Group PLC (United Kingdom)	136,803	1,606,165
Boardwalk Real Estate Investment Trust (Canada)	1,200	41,136
Boston Properties, Inc.	22,841	2,970,015
Brixmor Property Group, Inc.	125,604	2,343,771
Camden Property Trust	14,266	1,313,328
Canadian Apartment Properties REIT (Canada)	15,638	464,288
Canadian Real Estate Investment Trust (Canada)	25,859	952,483
CapitaLand Commercial Trust (Singapore)	116,000	167,088
Capitaland Malaysia Mall Trust (Malaysia)	74,900	33,841
CapitaLand Mall Trust (Singapore)	97,100	154,479
Champion REIT (Hong Kong)	289,000	211,919
Charter Hall Group (Australia)	11,280	52,849
Charter Hall Retail REIT (Australia)	38,874	125,988
Chesapeake Lodging Trust	63,959	1,732,650
Cofinimmo SA (Belgium)	48	6,321
Columbia Property Trust, Inc.	3,967	91,043
Cominar Real Estate Investment Trust (Canada)	5,800	66,444
Concentradora Fibra Danhos SA de CV (Mexico)	55,400	86,161
Concentradora Fibra Hotelera Mexicana SA de CV (Mexico), 144A	28,200	16,594
CoreCivic, Inc.	2,686	60,435
Corporate Office Properties Trust(a)	1,385	40,442
Cousins Properties, Inc.	162,943	1,507,223

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
CPN Retail Growth Leasehold REIT (Thailand)	55,600	$37,874
Crown Castle International Corp.	1,546	171,621
CyrusOne, Inc.	44,505	2,649,383
Daiwa House REIT Investment Corp. (Japan)	631	1,498,886
Daiwa Office Investment Corp. (Japan)	11	57,985
DDR Corp.	331,401	2,969,353
Delta Property Fund Ltd. (South Africa)	2,645	1,404
Dexus (Australia)	14,371	109,055
Digital Realty Trust, Inc.	1,227	139,755
Dream Office Real Estate Investment Trust (Canada)	3,200	56,414
EastGroup Properties, Inc.	12,479	1,102,894
Emira Property Fund Ltd. (South Africa)	35,094	38,173
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (Turkey)*	104,010	77,020
EPR Properties	1,088	71,220
Equinix, Inc.	1,580	716,088
Equity Commonwealth*	2,118	64,620
Equity LifeStyle Properties, Inc.	7,967	709,223
Equity Residential	60,609	3,865,036
Essex Property Trust, Inc.	665	160,511
Eurocommercial Properties NV (Netherlands), CVA	3,232	140,945
Extra Space Storage, Inc.(a)	993	86,838
Federal Realty Investment Trust	18,233	2,421,525
Fibra Shop Portafolios Inmobiliarios SAPI de CV (Mexico)	33,300	17,833
Fibra Uno Administracion SA de CV (Mexico)	173,200	256,244
Fonciere des Regions (France)	20,298	2,297,940
Forest City Realty Trust, Inc. (Class A Stock)	587	14,147
Fortune Real Estate Investment Trust (Hong Kong)	141,000	174,278
Four Corners Property Trust, Inc.	1,296	33,307
Frontier Real Estate Investment Corp. (Japan)	12	46,635
GDI Property Group (Australia)	224,825	219,264
Gecina SA (France)	1,078	199,049
GEO Group, Inc. (The)	2,044	48,238
GGP, Inc.	5,378	125,791
Global Net Lease, Inc.	1,900	39,102
Global One Real Estate Investment Corp. (Japan)	22	77,989
Golden Ventures Leasehold Real Estate Investment Trust (Thailand)	77,400	34,616
Government Properties Income Trust	4,908	90,994
GPT Group (The) (Australia)	643,333	2,559,067
Green REIT PLC (Ireland), REIT	985,301	1,840,841
Grivalia Properties REIC AE (Greece)	4,781	52,734
Growthpoint Properties Ltd. (South Africa)	128,344	286,507
H&R Real Estate Investment Trust (Canada), UTS	4,400	74,768
Hammerson PLC (United Kingdom)	227,325	1,677,184
Hankyu Reit, Inc. (Japan)	58	67,033
Hansteen Holdings PLC (United Kingdom)	89,974	173,706
HCP, Inc.	80,168	2,090,781

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Healthcare Realty Trust, Inc.	3,670	$117,880
Heiwa Real Estate REIT, Inc. (Japan)	90	74,766
Highwoods Properties, Inc.	11,823	601,909
Hispania Activos Inmobiliarios SOCIMI SA (Spain)	14,719	277,053
Host Hotels & Resorts, Inc.(a)	85,420	1,695,587
Hudson Pacific Properties, Inc., REIT	78,854	2,700,750
Hyprop Investments Ltd. (South Africa)	10,162	96,371
ICADE (France)	1,503	147,691
Ichigo Office REIT Investment (Japan)	119	81,649
IGB Real Estate Investment Trust (Malaysia)	97,000	43,125
IMPACT Growth Real Estate Investment Trust (Thailand)	117,100	51,445
Industrial & Infrastructure Fund Investment Corp. (Japan)	15	64,428
Inmobiliaria Colonial Socimi SA (Spain)	7,095	70,432
Invesco Office J-Reit, Inc. (Japan)	85	82,532
Investa Office Fund (Australia)	127,978	452,830
Invincible Investment Corp. (Japan)	2,977	1,265,305
Invitation Homes, Inc.	2,482	58,501
Iron Mountain, Inc.	876	33,051
Japan Excellent, Inc. (Japan)	90	104,687
Japan Hotel REIT Investment Corp. (Japan)	94	63,046
Japan Logistics Fund, Inc. (Japan)	38	70,061
Japan Prime Realty Investment Corp. (Japan)	19	60,325
Japan Real Estate Investment Corp. (Japan)	18	85,491
Japan Rental Housing Investments, Inc. (Japan)	310	226,102
Japan Retail Fund Investment Corp. (Japan)	61	111,814
JBG SMITH Properties	473	16,427
Kenedix Office Investment Corp. (Japan)	93	528,219
Kenedix Residential Investment Corp. (Japan)	62	179,856
Kenedix Retail REIT Corp. (Japan), REIT	684	1,412,825
Kilroy Realty Corp.	1,073	80,099
Kimco Realty Corp.	4,808	87,265
KLCCP Stapled Group (Malaysia)	30,200	64,391
Klepierre SA (France)	59,730	2,625,387
Liberty Property Trust	1,110	47,741
Life Storage, Inc.	22,842	2,034,537
Link REIT (Hong Kong)	188,000	1,739,341
LondonMetric Property PLC (United Kingdom)	104,287	261,906
Macerich Co. (The)	15,868	1,042,210
Mack-Cali Realty Corp.	2,174	46,871
Macquarie Mexico Real Estate Management SA de CV (Mexico)*	63,100	66,526
Mapletree Commercial Trust (Singapore), REIT	626,600	759,142
MCUBS MidCity Investment Corp. (Japan)	140	93,254
Merlin Properties Socimi SA (Spain)	212,682	2,880,575
Mid-America Apartment Communities, Inc.	18,115	1,821,645
Mirvac Group (Australia)	111,015	203,025
Mori Hills REIT Investment Corp. (Japan)	60	72,514
Mori Trust Sogo Reit, Inc. (Japan)	141	196,166

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
National Retail Properties, Inc.	2,242	$96,697
Nippon Accommodations Fund, Inc. (Japan)	14	57,731
Nippon Building Fund, Inc. (Japan)	20	97,826
Nomura Real Estate Master Fund, Inc. (Japan)	1,467	1,821,171
Octodec Investments Ltd. (South Africa)	15,967	24,161
Omega Healthcare Investors, Inc.(a)	3,109	85,622
Orix JREIT, Inc. (Japan)	1,716	2,377,458
Outfront Media, Inc.	2,049	47,537
Paramount Group, Inc.	4,684	74,241
Pavilion Real Estate Investment Trust (Malaysia)	57,000	22,692
Pebblebrook Hotel Trust	29,482	1,095,846
Piedmont Office Realty Trust, Inc. (Class A Stock)	5,152	101,031
PLA Administradora Industrial S de RL de CV (Mexico)*	42,300	64,130
Potlatch Corp.	1,643	81,986
Premier Investment Corp. (Japan)	260	245,875
Prologis Property Mexico SA de CV (Mexico)	19,100	33,018
Prologis, Inc.	69,854	4,506,282
Propertylink Group (Australia)	1,666,220	1,299,579
Public Storage	6,609	1,381,280
Quality Care Properties, Inc.*	3,283	45,338
Rayonier, Inc.	1,771	56,017
Realty Income Corp.	2,953	168,380
Rebosis Property Fund Ltd. (South Africa)	28,201	22,518
Redefine Properties Ltd. (South Africa)	247,058	213,680
Regal Real Estate Investment Trust (Hong Kong)	53,000	16,258
Reit 1 Ltd. (Israel)	39,729	172,582
Resilient REIT Ltd. (South Africa)	12,754	155,768
Retail Properties of America, Inc. (Class A Stock)	5,295	71,165
Rexford Industrial Realty, Inc.	4,484	130,753
RioCan Real Estate Investment Trust (Canada)	32,539	630,589
RLJ Lodging Trust	92,285	2,027,501
SA Corporate Real Estate Ltd. (South Africa)	201,020	78,144
Sabana Shari’ah Compliant Industrial Real
Estate Investment Trust (Singapore)	86,000	25,391
Sabra Health Care REIT, Inc.	4,757	89,289
Safestore Holdings PLC (United Kingdom)	81,271	545,590
Samui Airport Property Fund Leasehold (Thailand), UTS	27,900	19,685
SBA Communications Corp.*	3,677	600,675
Scentre Group (Australia)	554,263	1,807,990
Schroder Real Estate Investment Trust Ltd. (Guernsey)	22,832	18,637
Sekisui House Residential Investment Corp. (Japan)	38	37,963
Select Income REIT	3,406	85,593
Senior Housing Properties Trust	4,575	87,611
Seritage Growth Properties(a)	776	31,397
Shin Kong No.1 REIT (Taiwan)	222,000	108,249
Shopping Centres Australasia Property Group (Australia)	409,710	742,917

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Simon Property Group, Inc.	39,024	$6,701,981
SL Green Realty Corp.	983	99,214
SmartCentres Real Estate Investment Trust (Canada)	2,300	56,558
Standard Life Investment Property Income Trust Ltd. (United Kingdom)	17,191	21,639
Stockland (Australia)	45,731	159,525
Suntec Real Estate Investment Trust (Singapore)	145,300	233,016
Sunway Real Estate Investment Trust (Malaysia)	100,100	46,974
Tanger Factory Outlet Centers, Inc.(a)	2,601	68,953
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (Thailand), UTS	76,700	40,651
TICON Freehold & Leasehold Real Estate Investment Trust (Thailand)	142,481	45,493
Tokyu REIT, Inc. (Japan)	27	33,537
Tritax Big Box REIT PLC (United Kingdom)	. 704,347	1,416,306
UDR, Inc.	2,771	106,739
Unibail-Rodamco SE (France)	1,547	389,304
UNITE Group PLC (The) (United Kingdom)	. 141,867	1,542,342
United Urban Investment Corp. (Japan)	57	81,957
Urban Edge Properties	3,173	80,880
Vastned Retail NV (Netherlands)	5,623	278,655
Ventas, Inc.	43,587	2,615,656
VEREIT, Inc.	16,376	127,569
Vicinity Centres (Australia)	74,831	158,499
Vornado Realty Trust	34,618	2,706,436
Vukile Property Fund Ltd. (South Africa)	32,408	54,374
Warehouses De Pauw (Belgium)	944	105,746
Washington Real Estate Investment Trust	686	21,348
Welltower, Inc.	24,548	1,565,426
Wereldhave NV (Netherlands)	1,233	59,112
Westfield Corp. (Australia)	36,521	269,824
WP Carey, Inc.	1,257	86,607
Xenia Hotels & Resorts, Inc.	4,203	90,743
Yuexiu Real Estate Investment Trust (Hong Kong)	329,000	215,460

		122,886,727

Food & Staples Retailing — 0.6%
7-Eleven Malaysia Holdings Bhd (Malaysia) (Class B Stock)	5,500	2,093
Aeon Co. Ltd. (Japan)	17,800	300,244
Ain Holdings, Inc. (Japan)	700	41,817
Al Meera Consumer Goods Co. QSC (Qatar)	447	17,731
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	8,200	427,874
Andersons, Inc. (The)	1,198	37,318
Arcs Co. Ltd. (Japan)	2,200	51,182
Axfood AB (Sweden)	4,293	82,705
Bid Corp. Ltd. (South Africa)	7,559	183,721
BIM Birlesik Magazalar A/S (Turkey)	2,919	60,029
Carrefour SA (France)	11,053	238,307
Casey’s General Stores, Inc.(a)	735	82,276
Cawachi Ltd. (Japan)	12,200	300,906
Cencosud SA (Chile)	87,559	258,508
Clicks Group Ltd. (South Africa)	3,666	53,561

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (continued)
cocokara fine, Inc. (Japan)	1,200	$77,308
Colruyt SA (Belgium)	1,737	90,362
Cosco Capital, Inc. (Philippines)	343,700	53,002
Cosmos Pharmaceutical Corp. (Japan)	100	20,866
Costco Wholesale Corp.	3,630	675,616
CP ALL PCL (Thailand)	114,000	269,056
CVS Health Corp.	23,559	1,708,028
Distribuidora Internacional de Alimentacion SA (Spain)	12,717	65,590
DIXY Group PJSC (Russia)*	11,030	62,267
E-MART, Inc. (South Korea)	969	245,053
Emperia Holding SA (Poland)*	67	1,915
Empire Co. Ltd. (Canada) (Class A Stock)	6,800	132,484
FamilyMart UNY Holdings Co. Ltd. (Japan)	1,446	101,275
George Weston Ltd. (Canada)	1,500	130,263
Heiwado Co. Ltd. (Japan)	2,600	53,952
ICA Gruppen AB (Sweden)	2,765	100,450
InRetail Peru Corp. (Peru), 144A	2,790	58,589
J Sainsbury PLC (United Kingdom)	73,557	239,525
Jeronimo Martins SGPS SA (Portugal)	2,459	47,754
Kato Sangyo Co. Ltd. (Japan)	1,600	58,560
Kesko OYJ (Finland) (Class B Stock)	1,870	101,518
Koninklijke Ahold Delhaize NV (Netherlands)	37,079	815,105
Kroger Co. (The)	22,286	611,751
Lawson, Inc. (Japan)	400	26,581
Lenta Ltd. (Russia), GDR*	17,934	103,932
Loblaw Cos. Ltd. (Canada)	3,095	167,972
Magnit PJSC (Russia), GDR	11,305	309,192
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	2,000	82,162
Metro, Inc. (Canada)	5,000	160,103
Ministop Co. Ltd. (Japan)	5,500	118,778
Mitsubishi Shokuhin Co. Ltd. (Japan)	1,400	41,013
Organizacion Soriana SAB de CV (Mexico) (Class B Stock)*	11,300	22,810
Pick’n Pay Stores Ltd. (South Africa)	7,363	41,299
President Chain Store Corp. (Taiwan)	14,000	133,332
Puregold Price Club, Inc. (Philippines)	45,900	45,945
Qol Co. Ltd. (Japan)	700	13,124
Raia Drogasil SA (Brazil)	2,100	58,117
Rite Aid Corp.*	10,350	20,390
Robinsons Retail Holdings, Inc. (Philippines)	23,560	45,419
Seven & i Holdings Co. Ltd. (Japan)	15,200	629,681
Shanghai Bailian Group Co. Ltd. (China) (Class B Stock)	12,900	18,179
Shoprite Holdings Ltd. (South Africa)	9,916	177,252
Shufersal Ltd. (Israel)	48,759	323,638
SPAR Group Ltd. (The) (South Africa)	4,258	69,993
Springland International Holdings Ltd. (China)	258,000	62,592
Sprouts Farmers Market, Inc.*	2,006	48,846
Sugi Holdings Co. Ltd. (Japan)	500	25,471
Sun Art Retail Group Ltd. (Hong Kong)	138,000	145,565
Sundrug Co. Ltd. (Japan)	1,000	46,386
Sysco Corp.	4,709	285,978
Taiwan FamilyMart Co. Ltd. (Taiwan)	1,000	5,983
Taiwan TEA Corp. (Taiwan)	165,000	85,470
Tesco PLC (United Kingdom)	164,080	464,202
Tsuruha Holdings, Inc. (Japan)	200	27,166
United Natural Foods, Inc.*	1,404	69,175

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (continued)
US Foods Holding Corp.*	27,677	$883,727
Valor Holdings Co. Ltd. (Japan)	3,400	79,314
Walgreens Boots Alliance, Inc.	14,427	1,047,689
Wal-Mart de Mexico SAB de CV (Mexico)	116,400	285,457
Wal-Mart Stores, Inc.	48,579	4,797,177
Wesfarmers Ltd. (Australia)	15,461	534,609
Wm Morrison Supermarkets PLC (United Kingdom)	76,929	228,515
Woolworths Group Ltd. (Australia)	9,930	210,976
X5 Retail Group NV (Russia), GDR*	4,957	187,226

		19,988,997

Food Products — 0.8%
a2 Milk Co. Ltd. (New Zealand)*	14,839	84,872
AAK AB (Sweden)	1,305	111,761
AGV Products Corp. (Taiwan)*	65,185	16,387
Ajinomoto Co., Inc. (Japan)	9,900	186,261
Archer-Daniels-Midland Co.	48,942	1,961,595
Asian Citrus Holdings Ltd. (Hong Kong)*^	287,000	—
Associated British Foods PLC (United Kingdom)	4,790	182,187
Astral Foods Ltd. (South Africa)	1,076	23,364
Austevoll Seafood ASA (Norway)	10,361	86,053
AVI Ltd. (South Africa)	4,700	41,895
B&G Foods, Inc.(a)	1,121	39,403
Bakkafrost P/F (Faroe Islands)	386	16,357
Barry Callebaut AG (Switzerland)*	57	118,810
Bob Evans Farms, Inc.	540	42,563
BrasilAgro - Co. Brasileira de Propriedades Agricolas (Brazil)	2,900	10,946
BRF SA (Brazil)*	17,300	190,884
Bumitama Agri Ltd. (Indonesia)	71,000	39,608
Bunge Ltd.	3,706	248,598
Calbee, Inc. (Japan)	1,800	58,496
Cal-Maine Foods, Inc.*(a)	845	37,560
Campbell Soup Co.(a)	2,574	123,835
Century Pacific Food, Inc. (Philippines)	53,650	17,387
Charoen Pokphand Enterprise (Taiwan)	15,480	33,352
China Fishery Group Ltd. (Hong Kong)*^	89,500	—
China Greenfresh Group Co. Ltd. (China)	84,000	14,705
China Huishan Dairy Holdings Co. Ltd. (China)*^	209,000	3
China Mengniu Dairy Co. Ltd. (China)*	169,000	502,021
China Modern Dairy Holdings Ltd. (China)*	337,000	65,038
China Shengmu Organic Milk Ltd. (China), 144A*	451,000	72,788
Chocoladefabriken Lindt & Spruengli AG (Switzerland), (CHI-X)	2	144,733
Chocoladefabriken Lindt & Spruengli AG (Switzerland), (SGMX)	12	73,253
CJ CheilJedang Corp. (South Korea)	382	130,619
Clover Industries Ltd. (South Africa)	1,438	1,528
COFCO Meat Holdings Ltd. (China)*	156,000	31,498
Conagra Brands, Inc.	56,784	2,139,053
CP Pokphand Co. Ltd. (Hong Kong)	666,000	52,836
Cranswick PLC (United Kingdom)	4,582	205,995
Daesang Corp. (South Korea)	2,944	75,753
Dairy Crest Group PLC (United Kingdom)	10,638	82,890
Dali Foods Group Co. Ltd. (China), 144A	75,500	68,540

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Danone SA (France)	8,712	$729,984
Dean Foods Co.	1,536	17,756
Devro PLC (United Kingdom)	9,795	30,356
DyDo Group Holdings, Inc. (Japan)	1,400	73,879
Eagle High Plantations Tbk PT (Indonesia)*	497,800	6,721
Ebro Foods SA (Spain)	5,283	123,649
Flowers Foods, Inc.	3,612	69,748
Fresh Del Monte Produce, Inc.	1,392	66,357
Fuji Oil Holdings, Inc. (Japan)	2,500	72,990
General Mills, Inc.	5,936	351,945
Genting Plantations Bhd (Malaysia)	15,000	38,915
GFPT PCL (Thailand)	46,200	19,941
GrainCorp. Ltd. (Australia) (Class A Stock)	10,912	69,514
Great Wall Enterprise Co. Ltd. (Taiwan)	83,900	94,374
Greencore Group PLC (Ireland)	10,475	32,462
Gruma SAB de CV (Mexico) (Class B Stock)	4,990	63,281
Grupo Bimbo SAB de CV (Mexico) (Class A Stock)	53,400	118,329
Grupo Herdez SAB de CV (Mexico)	7,000	16,270
Grupo Lala SAB de CV (Mexico)	17,500	24,600
Grupo Nutresa SA (Colombia)	14,633	136,404
Hain Celestial Group, Inc. (The)*	2,242	95,038
Health and Happiness H&H International Holdings Ltd. (China)*	8,000	53,111
Hershey Co. (The)	6,334	718,973
Hokuto Corp. (Japan)	2,800	50,946
Honworld Group Ltd. (China), 144A	39,500	20,663
Hormel Foods Corp.(a)	3,400	123,726
House Foods Group, Inc. (Japan)	700	23,201
Ichitan Group PCL (Thailand)*	72,300	20,164
Indofood CBP Sukses Makmur Tbk PT (Indonesia)	42,600	27,943
Indofood Sukses Makmur Tbk PT (Indonesia)	145,700	81,852
Industrias Bachoco SAB de CV (Mexico) (Class B Stock)	8,800	41,971
Ingredion, Inc.	1,190	166,362
IOI Corp. Bhd (Malaysia)	104,900	117,600
J.M. Smucker Co. (The)	2,208	274,322
Japfa Ltd. (Singapore)	36,500	13,892
JBS SA (Brazil)	72,700	215,003
J-Oil Mills, Inc. (Japan)	1,200	41,872
Kagome Co. Ltd. (Japan)	100	3,711
Kellogg Co.	1,796	122,092
Kerry Group PLC (Ireland) (Class A Stock)	4,221	472,734
Kewpie Corp. (Japan)	3,000	79,931
Key Coffee, Inc. (Japan)	8,800	169,784
Khon Kaen Sugar Industry PCL (Thailand)	201,112	28,740
Kikkoman Corp. (Japan)	2,300	93,011
Kraft Heinz Co. (The)	10,535	819,202
Kuala Lumpur Kepong Bhd (Malaysia)	18,100	111,829
Leroy Seafood Group ASA (Norway)	70,454	376,858
Lien Hwa Industrial Corp. (Taiwan)	128,907	158,477
Lotte Confectionery Co. Ltd. (South Korea)*	114	15,547
M Dias Branco SA (Brazil)	2,800	43,978
Malee Group PCL (Thailand)	6,000	7,036
Marfrig Global Foods SA (Brazil)*	3,800	8,386
Marine Harvest ASA (Norway)*	7,521	127,185

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
McCormick & Co., Inc.	1,738	$177,120
Megmilk Snow Brand Co. Ltd. (Japan)	8,000	236,621
MEIJI Holdings Co. Ltd. (Japan)	2,300	195,750
Mitsui Sugar Co. Ltd. (Japan)	4,100	172,870
Miyoshi Oil & Fat Co. Ltd. (Japan)	6,400	84,167
Mondelez International, Inc. (Class A Stock)	24,172	1,034,562
Namchow Holdings Co. Ltd. (Taiwan)	7,000	14,979
Nestle Malaysia Bhd (Malaysia)	600	15,290
Nestle SA (Switzerland)	38,469	3,307,421
NH Foods Ltd. (Japan)	5,000	121,796
Nichirei Corp. (Japan)	4,100	113,333
Nippon Indosari Corpindo Tbk PT (Indonesia)	33,000	3,099
Nisshin Oillio Group Ltd. (The) (Japan)	6,600	199,701
Nisshin Seifun Group, Inc. (Japan)	5,820	117,468
Nissin Foods Holdings Co. Ltd. (Japan)	1,100	80,199
NongShim Co. Ltd. (South Korea)	362	119,731
Oceana Group Ltd. (South Africa)	253	1,731
Orion Corp. (South Korea)*	789	76,885
Orion Holdings Corp. (South Korea)	410	10,201
Orkla ASA (Norway)	9,409	99,708
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (Indonesia)	197,300	20,651
Pinnacle Foods, Inc.	5,564	330,891
Pioneer Foods Group Ltd. (South Africa)	3,766	41,461
Post Holdings, Inc.*	1,248	98,879
PPB Group Bhd (Malaysia)	54,300	230,888
PureCircle Ltd. (Malaysia)*	4,315	27,149
QL Resources Bhd (Malaysia)	32,370	34,827
Riken Vitamin Co. Ltd. (Japan)	2,100	83,572
Rock Field Co. Ltd. (Japan)	5,200	94,182
Ros Agro PLC (Russia), GDR	3,071	30,403
Salim Ivomas Pratama Tbk PT (Indonesia)	352,800	12,066
Salmar ASA (Norway)	20,826	625,686
Sanderson Farms, Inc.(a)	571	79,243
Sao Martinho SA (Brazil)	6,600	38,401
Saputo, Inc. (Canada)	3,200	115,017
Sawit Sumbermas Sarana Tbk PT (Indonesia)	64,400	7,118
Shandong Zhonglu Oceanic Fisheries Co. Ltd. (China) (Class B Stock)*	23,800	15,186
Shanghai Greencourt Investment Group Co. Ltd. (China) (Class B Stock)*^	7,400	4,259
Showa Sangyo Co. Ltd. (Japan)	1,800	46,830
Sime Darby Plantation Bhd (Malaysia)*	123,800	183,543
SLC Agricola SA (Brazil)	3,300	26,533
Snyder’s-Lance, Inc.	1,410	70,613
Standard Foods Corp. (Taiwan)	19,850	49,312
Suedzucker AG (Germany)	3,112	67,364
Taisun Enterprise Co. Ltd. (Taiwan)*	31,000	17,594
Taiyen Biotech Co. Ltd. (Taiwan)	20,000	18,723
Tate & Lyle PLC (United Kingdom)	19,221	182,185
Tehmag Foods Corp. (Taiwan)	2,200	17,364
Tenwow International Holdings Ltd. (China)	119,000	27,878
Thai Union Group PCL (Thailand) (Class F Stock)	200,100	122,177
Thai Vegetable Oil PCL (Thailand)	32,800	29,959
Thai Wah PCL (Thailand) (Class F Stock)	59,800	17,150
Tiger Brands Ltd. (South Africa)	4,111	152,627

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Tingyi Cayman Islands Holding Corp. (China)	114,000	$221,651
Tongaat Hulett Ltd. (South Africa)	6,808	62,926
Toyo Suisan Kaisha Ltd. (Japan)	1,600	68,305
TreeHouse Foods, Inc.*(a)	949	46,938
Ttet Union Corp. (Taiwan)	5,000	15,149
Tyson Foods, Inc. (Class A Stock)	8,796	713,092
Ulker Biskuvi Sanayi A/S (Turkey)	4,389	22,757
Uni-President China Holdings Ltd. (China)	115,000	96,072
Uni-President Enterprises Corp. (Taiwan)	211,708	468,855
Universal Robina Corp. (Philippines)	33,550	101,499
Vilmorin & Cie SA (France)	904	95,667
Viscofan SA (Spain)	1,471	96,994
Want Want China Holdings Ltd. (China)	363,000	303,884
Warabeya Nichiyo Holdings Co. Ltd. (Japan)	2,000	56,628
Wei Chuan Foods Corp. (Taiwan)*	27,000	19,178
WH Group Ltd. (Hong Kong), 144A	532,000	599,581
Wilmar International Ltd. (Singapore)	118,700	273,541
Yakult Honsha Co. Ltd. (Japan)	1,300	98,092
Yamazaki Baking Co. Ltd. (Japan)	3,900	75,939
Yashili International Holdings Ltd. (China)*	109,000	20,918
Yihai International Holding Ltd. (China)	25,000	23,967
Zhou Hei Ya International Holdings Co. Ltd. (China), 144A	26,000	27,273

		26,827,311

Gas Utilities — 0.1%
APA Group (Australia)	17,542	113,750
Ascopiave SpA (Italy)	63,388	269,647
Atmos Energy Corp.	604	51,878
China Gas Holdings Ltd. (Hong Kong)	100,000	275,875
China Oil & Gas Group Ltd. (Hong Kong)	458,000	49,705
China Resources Gas Group Ltd. (China)	48,000	173,740
Gas Malaysia Bhd (Malaysia)	11,900	8,496
Gas Natural SDG SA (Spain)	8,235	190,051
Hong Kong & China Gas Co. Ltd. (Hong Kong)	91,081	178,363
Infraestructura Energetica Nova SAB de CV (Mexico)	12,800	62,625
Italgas SpA (Italy)	12,078	73,697
Korea Gas Corp. (South Korea)*	2,684	106,792
National Fuel Gas Co.	637	34,978
New Jersey Resources Corp.	1,663	66,853
Northwest Natural Gas Co.	1,611	96,096
ONE Gas, Inc.	1,092	80,000
Osaka Gas Co. Ltd. (Japan)	9,000	173,064
Petronas Gas Bhd (Malaysia)	14,000	60,398
Rubis SCA (France)	2,181	154,147
Samchully Co. Ltd. (South Korea)	728	76,906
Southwest Gas Holdings, Inc.	518	41,689
Spire, Inc.	783	58,842
Toho Gas Co. Ltd. (Japan)	1,600	43,805
Tokyo Gas Co. Ltd. (Japan)	9,600	219,345
UGI Corp.	2,061	96,764

		2,757,506

Health Care Equipment & Supplies — 0.4%
Abbott Laboratories	13,112	748,302

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
ABIOMED, Inc.*	200	$37,482
Ansell Ltd. (Australia)	7,911	149,389
Arjo AB (Sweden)*	4,775	13,627
Baxter International, Inc.	4,391	283,834
Becton, Dickinson & Co.	2,073	443,746
Bioteque Corp. (Taiwan)	1,000	3,314
Boston Scientific Corp.*	10,303	255,411
Cochlear Ltd. (Australia)	361	48,122
Coloplast A/S (Denmark) (Class B Stock)	855	67,973
Cooper Cos., Inc. (The)	3,932	856,704
Danaher Corp.	27,020	2,507,997
DENTSPLY SIRONA, Inc.	2,296	151,146
DiaSorin SpA (Italy)	610	54,092
Edwards Lifesciences Corp.*	1,227	138,295
Elekta AB (Sweden) (Class B Stock)	5,873	48,495
Essilor International Cie Generale d’Optique SA (France)	1,843	253,857
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	6,441	65,348
Fukuda Denshi Co. Ltd. (Japan)	1,500	109,573
Getinge AB (Sweden) (Class B Stock)	4,775	69,241
Ginko International Co. Ltd. (Taiwan)	3,000	21,860
GN Store Nord A/S (Denmark)	6,551	211,578
Haemonetics Corp.*	875	50,820
Hartalega Holdings Bhd (Malaysia)	22,100	58,296
Hill-Rom Holdings, Inc.	816	68,781
Hogy Medical Co. Ltd. (Japan)	900	68,091
Hologic, Inc.*	2,257	96,487
Hoya Corp. (Japan)	3,100	154,390
Integra LifeSciences Holdings Corp.*	766	36,661
Intuitive Surgical, Inc.*	696	253,998
Koninklijke Philips NV (Netherlands)	49,564	1,871,466
Kossan Rubber Industries (Malaysia)	11,900	23,850
LivaNova PLC*	1,162	92,867
Masimo Corp.*	339	28,747
Medtronic PLC	18,772	1,515,839
Microlife Corp. (Taiwan)	3,000	7,376
Microport Scientific Corp. (China)	26,000	25,112
Nihon Kohden Corp. (Japan)	2,300	53,178
Nikkiso Co. Ltd. (Japan)	13,900	151,431
Nipro Corp. (Japan)	6,300	93,109
Olympus Corp. (Japan)	4,300	164,497
Pacific Hospital Supply Co. Ltd. (Taiwan)	1,000	2,785
Paramount Bed Holdings Co. Ltd. (Japan)	8,600	424,975
Pihsiang Machinery Manufacturing Co. Ltd. (Taiwan)^	6,000	2,268
PW Medtech Group Ltd. (China)*	108,000	19,593
ResMed, Inc.(a)	1,022	86,553
SeaSpine Holdings Corp.*	239	2,419
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	316,000	229,647
Smith & Nephew PLC (United Kingdom)	14,073	243,506
Sonova Holding AG (Switzerland)	739	115,353
St. Shine Optical Co. Ltd. (Taiwan)	2,000	65,263
STERIS PLC	1,199	104,877
Stryker Corp.	2,725	421,939
Supermax Corp. Bhd (Malaysia)	52,200	25,774
Sysmex Corp. (Japan)	1,100	86,373
TaiDoc Technology Corp. (Taiwan)	1,153	3,764

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Teleflex, Inc.	639	$158,996
Terumo Corp. (Japan)	3,600	170,315
Top Glove Corp. Bhd (Malaysia)	36,000	71,076
Varex Imaging Corp.*	483	19,402
Varian Medical Systems, Inc.*	1,033	114,818
West Pharmaceutical Services, Inc.	573	56,538
William Demant Holding A/S (Denmark)*	3,745	104,607
Yestar Healthcare Holdings Co. Ltd. (China)	22,500	9,559
Zimmer Biomet Holdings, Inc.	3,038	366,595

		14,261,377

Health Care Providers & Services — 0.7%
Aetna, Inc.	3,968	715,788
Alfresa Holdings Corp. (Japan)	5,800	135,850
Alliar Medicos A Frente SA (Brazil)*	3,200	14,278
AmerisourceBergen Corp.	1,885	173,081
Anthem, Inc.	12,319	2,771,898
Bangkok Chain Hospital PCL (Thailand)	62,400	30,961
Bangkok Dusit Medical Services PCL (Thailand) (Class F Stock)	147,900	94,816
BML, Inc. (Japan)	2,100	52,209
Bumrungrad Hospital PCL (Thailand)	6,700	38,842
Cardinal Health, Inc.	3,965	242,936
Centene Corp.*	14,615	1,474,361
Chartwell Retirement Residences (Canada), UTS	104,546	1,352,361
CHC Healthcare Group (Taiwan)	11,000	13,136
Chemed Corp.	335	81,412
China National Accord Medicines Corp. Ltd. (China) (Class B Stock)	13,200	64,595
China NT Pharma Group Co. Ltd. (Hong Kong)	66,000	16,092
China Resources Phoenix Healthcare Holdings Co. Ltd. (China)	23,500	29,603
Chularat Hospital PCL (Thailand) (Class F Stock)	237,900	15,320
Cigna Corp.	7,347	1,492,103
DaVita, Inc.*	2,101	151,797
Envision Healthcare Corp.*(a)	3,114	107,620
Excelsior Medical Co. Ltd. (Taiwan)	11,000	16,584
Express Scripts Holding Co.*	12,962	967,484
Fleury SA (Brazil)	2,400	21,424
Fresenius Medical Care AG & Co. KGaA (Germany)	3,477	365,118
Fresenius SE & Co. KGaA (Germany)	4,358	338,928
Golden Meditech Holdings Ltd. (Hong Kong)*	328,686	46,251
Harmonicare Medical Holdings Ltd. (China), 144A*	20,000	8,022
HealthSouth Corp.	1,002	49,509
Henry Schein, Inc.*	1,128	78,825
Humana, Inc.	6,661	1,652,395
IHH Healthcare Bhd (Malaysia)	121,600	176,023
iKang Healthcare Group, Inc. (China), ADR*	1,000	15,800
KPJ Healthcare Bhd (Malaysia)	55,000	13,177
Laboratory Corp. of America Holdings*	1,020	162,700
Ladprao General Hospital PCL (Thailand) (Class F Stock)	37,700	8,503

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
Life Healthcare Group Holdings Ltd. (South Africa)	18,384	$41,290
LifePoint Health, Inc.*	1,304	64,939
Magellan Health, Inc.*	1,044	100,798
McKesson Corp.	3,072	479,078
Mediclinic International PLC (South Africa)	14,311	123,115
Medipal Holdings Corp. (Japan)	8,700	169,855
MEDNAX, Inc.*	2,725	145,624
Miraca Holdings, Inc. (Japan)	1,900	81,045
Mitra Keluarga Karyasehat Tbk PT (Indonesia)	40,400	5,388
Molina Healthcare, Inc.*	585	44,858
Netcare Ltd. (South Africa)	39,677	80,582
NichiiGakkan Co. Ltd. (Japan)	3,800	48,485
Odontoprev SA (Brazil)	3,500	16,787
Orpea (France)	1,476	173,778
Owens & Minor, Inc.	446	8,420
Patterson Cos., Inc.(a)	903	32,625
Primary Health Care Ltd. (Australia)	25,272	71,116
Qualicorp SA (Brazil)	5,700	53,269
Quest Diagnostics, Inc.	1,301	128,135
Ramsay Health Care Ltd. (Australia)	1,514	82,674
Rhoen-Klinikum AG (Germany)	1,649	59,062
Ryman Healthcare Ltd. (New Zealand)	15,305	114,725
Shanghai Pharmaceuticals Holding Co. Ltd. (China) (Class H Stock)	53,400	144,169
Ship Healthcare Holdings, Inc. (Japan)	6,200	204,932
Sienna Senior Living, Inc. (Canada)	9,300	134,802
Sigma Healthcare Ltd. (Australia)	31,339	24,147
Siloam International Hospitals Tbk PT (Indonesia)*	6,200	4,375
Sinopharm Group Co. Ltd. (China) (Class H Stock)	164,800	709,923
Sonic Healthcare Ltd. (Australia)	6,823	121,336
Suzuken Co. Ltd. (Japan)	3,650	149,856
Thai Nakarin Hospital PCL (Thailand)	16,900	18,782
Toho Holdings Co. Ltd. (Japan)	4,000	90,169
UnitedHealth Group, Inc.	21,268	4,688,743
Universal Health Services, Inc. (Class B Stock)	1,157	131,146
Universal Medical Financial & Technical Advisory Services Co. Ltd. (China), 144A	80,500	77,249
Vibhavadi Medical Center PCL (Thailand)	236,500	18,582
WellCare Health Plans, Inc.*	2,752	553,455

		22,187,116

Health Care Technology — 0.0%
Allscripts Healthcare Solutions, Inc.*	3,375	49,106
Cerner Corp.*	2,516	169,553
HMS Holdings Corp.*	1,582	26,815
Quality Systems, Inc.*	803	10,905

		256,379

Hotels, Restaurants & Leisure — 0.4%
Ajisen China Holdings Ltd. (Hong Kong)	91,000	43,354
AmRest Holdings SE (Poland)*	325	38,292
Aramark	3,688	157,625
Aristocrat Leisure Ltd. (Australia)	10,086	185,725
Autogrill SpA (Italy)	6,828	94,246

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Berjaya Sports Toto Bhd (Malaysia)	36,477	$20,202
BJ’s Restaurants, Inc.	851	30,976
Bloomin’ Brands, Inc.	2,568	54,801
Carnival Corp.	8,094	537,199
Carnival PLC, ADR	9,036	598,906
Central Plaza Hotel PCL (Thailand)	19,200	34,304
Cheesecake Factory, Inc. (The)(a)	790	38,062
China Lodging Group Ltd. (China), ADR	800	115,544
China Travel International Investment Hong Kong Ltd. (China)	218,000	81,016
Chipotle Mexican Grill, Inc.*(a)	227	65,610
Compass Group PLC (United Kingdom)	17,979	387,666
Cracker Barrel Old Country Store, Inc.(a)	362	57,518
CVC Brasil Operadora e Agencia de Viagens SA (Brazil)	1,500	21,932
Darden Restaurants, Inc.	1,449	139,133
Doutor Nichires Holdings Co. Ltd. (Japan)	3,600	88,789
DXB Entertainments PJSC (United Arab Emirates)*	549,220	94,944
Emperor Entertainment Hotel Ltd. (Hong Kong)	55,000	12,095
Erawan Group PCL (The) (Thailand)	139,100	37,092
Famous Brands Ltd. (South Africa)*	827	6,863
Formosa International Hotels Corp. (Taiwan)	4,000	20,693
Gourmet Master Co. Ltd. (Taiwan)	3,465	50,506
Greene King PLC (United Kingdom)	16,589	123,958
GVC Holdings PLC (Isle of Man)	5,031	62,803
Haichang Ocean Park Holdings Ltd. (China), 144A*	124,000	27,733
HIS Co. Ltd. (Japan)	2,000	72,408
Holiday Entertainment Co. Ltd. (Taiwan)	6,000	10,582
Hoteles City Express SAB de CV (Mexico)*	24,000	29,722
Huangshan Tourism Development Co. Ltd. (China) (Class B Stock)	11,800	16,090
ILG, Inc.	2,287	65,134
Imperial Pacific International Holdings Ltd. (Hong Kong)*	3,340,000	46,162
International Game Technology PLC	29,921	793,205
International Meal Co. Alimentacao SA (Brazil)*	6,100	15,981
Jollibee Foods Corp. (Philippines)	10,730	54,364
Kangwon Land, Inc. (South Korea)	2,772	90,104
Kappa Create Co. Ltd. (Japan)*	4,600	52,192
Koshidaka Holdings Co. Ltd. (Japan)	700	32,739
Kura Corp. (Japan)	1,500	87,736
Las Vegas Sands Corp.	28,037	1,948,291
Lion Travel Service Co. Ltd. (Taiwan)	1,000	3,350
Magnum Bhd (Malaysia)	71,900	30,897
Matsuya Foods Co. Ltd. (Japan)	3,900	144,110
Melco International Development Ltd. (Hong Kong)	191,000	560,106
Melia Hotels International SA (Spain)	45,415	624,898
MGM Resorts International	21,276	710,406
Minor International PCL (Thailand)	78,750	105,656
MK Restaurants Group PCL (Thailand)	8,500	22,366
NET Holding A/S (Turkey)*	2,649	1,544
NH Hotel Group SA (Spain)	13,011	93,555
OPAP SA (Greece)	10,840	136,561
Oriental Land Co. Ltd. (Japan)	1,200	109,176

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
OUE Ltd. (Singapore)	221,800	$309,911
Plenus Co. Ltd. (Japan)	9,600	209,071
Rank Group PLC (United Kingdom)	21,437	70,240
Resorttrust, Inc. (Japan)	4,200	95,444
Round One Corp. (Japan)	12,700	213,164
Saizeriya Co. Ltd. (Japan)	5,700	190,719
Scandic Hotels Group AB (Sweden), 144A	29,635	425,034
Shanghai Jinjiang International Hotels Development Co. Ltd. (China) (Class B Stock)	8,800	22,527
Shanghai Jinjiang International Travel Co. Ltd. (China) (Class B Stock)	6,500	18,296
Shangri-La Asia Ltd. (Hong Kong)	80,000	181,168
Sodexo SA (France)	1,580	211,812
SSP Group PLC (United Kingdom)	29,554	271,444
Star Entertainment Group Ltd. (The) (Australia)	26,562	125,502
Starbucks Corp.	9,762	560,632
Tabcorp Holdings Ltd. (Australia)	23,218	100,734
Texas Roadhouse, Inc.	1,296	68,273
Thomas Cook Group PLC (United Kingdom)	110,053	182,142
Tokyo Dome Corp. (Japan)	6,600	66,719
Travellers International Hotel Group, Inc. (Philippines)	131,000	10,423
Tsogo Sun Holdings Ltd. (South Africa)	22,782	44,843
Tuniu Corp. (China), ADR*	3,400	26,078
WATAMI Co. Ltd. (Japan)	5,300	77,368
Wendy’s Co. (The)	3,836	62,987
William Hill PLC (United Kingdom)	65,852	285,645
Wowprime Corp. (Taiwan)	2,030	9,131
Wyndham Worldwide Corp.	1,048	121,432
Xiabuxiabu Catering Management China Holdings Co. Ltd. (China), 144A	21,000	42,286
Yum China Holdings, Inc.	16,700	668,334
Yum! Brands, Inc.	4,648	379,323
Zensho Holdings Co. Ltd. (Japan)	3,000	51,521

		14,187,125

Household Durables — 0.4%
Ability Enterprise Co. Ltd. (Taiwan)	58,994	39,398
AmTRAN Technology Co. Ltd. (Taiwan)	143,000	78,491
Arcelik A/S (Turkey)	7,906	44,827
Basso Industry Corp. (Taiwan)	8,600	19,225
Bellway PLC (United Kingdom)	16,115	772,547
Cleanup Corp. (Japan)	1,700	13,393
Consorcio ARA SAB de CV (Mexico)	65,300	25,472
Construtora Tenda SA (Brazil)*	1,787	10,774
Coway Co. Ltd. (South Korea)	1,108	100,971
Cyrela Brazil Realty SA Empreendimentos e Participacoes (Brazil)	13,100	52,209
De’ Longhi SpA (Italy)	1,932	58,505
Direcional Engenharia SA (Brazil)*	6,900	11,753
Dorel Industries, Inc. (Canada) (Class B Stock)	1,700	42,060
Electrolux AB (Sweden) (Class B Stock)	3,655	117,674
Even Construtora e Incorporadora SA (Brazil)*	19,100	33,051
Ez Tec Empreendimentos e Participacoes SA (Brazil)	3,702	24,162

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Household Durables (continued)
Foster Electric Co. Ltd. (Japan)	2,500	$61,870
Funai Electric Co. Ltd. (Japan)	5,600	43,226
Garmin Ltd.	1,499	89,295
Hanpin Electron Co. Ltd. (Taiwan)	6,000	6,006
Helen of Troy Ltd.*	832	80,163
Hisense Kelon Electrical Holdings Co. Ltd. (China) (Class H Stock)	26,000	30,646
Husqvarna AB (Sweden) (Class B Stock)	11,478	109,207
Iida Group Holdings Co. Ltd. (Japan)	8,300	156,228
JM AB (Sweden)	24,175	550,713
JVC Kenwood Corp. (Japan)	70,500	241,716
Kasen International Holdings Ltd. (China)*	222,000	37,134
Kaufman & Broad SA (France)	770	36,549
Kinpo Electronics (Taiwan)	257,000	91,025
Konka Group Co. Ltd. (China) (Class B Stock)*	46,200	18,450
Leggett & Platt, Inc.	1,649	78,707
LG Electronics, Inc. (South Korea)	3,870	382,643
Metall Zug AG (Switzerland) (Class B Stock)	34	129,020
Misawa Homes Co. Ltd. (Japan)	5,800	50,955
MRV Engenharia e Participacoes SA (Brazil)	14,300	64,837
Nikon Corp. (Japan)	10,300	207,269
NVR, Inc.*	74	259,608
PulteGroup, Inc.	56,974	1,894,386
Redrow PLC (United Kingdom)	77,884	688,229
Rinnai Corp. (Japan)	700	63,333
Sampo Corp. (Taiwan)	114,000	50,541
Sangetsu Corp. (Japan)	3,300	60,733
SEB SA (France)	569	105,327
Sekisui Chemical Co. Ltd. (Japan)	94,100	1,883,912
Sekisui House Ltd. (Japan)	18,800	339,127
Skyworth Digital Holdings Ltd. (Hong Kong)	376,000	161,402
Sony Corp. (Japan)	43,900	1,970,358
Steinhoff International Holdings NV (South Africa)(a)	191,950	72,055
Sumitomo Forestry Co. Ltd. (Japan)	7,900	140,893
Taiwan Sakura Corp. (Taiwan)	15,800	19,937
Tamron Co. Ltd. (Japan)	2,400	51,453
Tatung Co. Ltd. (Taiwan)*	383,000	246,087
TCL Multimedia Technology Holdings Ltd. (China)	47,000	23,409
Telford Homes PLC (United Kingdom)	4,498	25,473
Token Corp. (Japan)	540	63,738
Tsann Kuen China Enterprise Co. Ltd. (China) (Class B Stock)	8,000	5,275
Vestel Elektronik Sanayi ve Ticaret A/S (Turkey)*	4,708	9,397
Wuxi Little Swan Co. Ltd. (China) (Class B Stock)	18,500	104,914
Zeng Hsing Industrial Co. Ltd. (Taiwan)	3,000	13,057

		12,162,815

Household Products — 0.2%
Church & Dwight Co., Inc.	3,034	152,216
Clorox Co. (The)	479	71,246
Colgate-Palmolive Co.	25,788	1,945,705
Earth Chemical Co. Ltd. (Japan)	1,200	60,384
Essity AB (Sweden) (Class B Stock)*	10,890	309,471

COMMON STOCKS (continued)	Shares	Value
Household Products (continued)
Henkel AG & Co. KGaA (Germany)	1,440	$172,435
HRG Group, Inc.*	2,717	46,053
Kimberly-Clark Corp.	11,487	1,386,021
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	19,300	33,982
NVC Lighting Holding Ltd. (China)	523,000	51,462
Pigeon Corp. (Japan)	800	30,396
Procter & Gamble Co. (The)	28,541	2,622,347
PZ Cussons PLC (United Kingdom)	13,379	58,588
Reckitt Benckiser Group PLC (United Kingdom)	5,730	534,570
Spectrum Brands Holdings, Inc.(a)	414	46,534
Unicharm Corp. (Japan)	500	12,984
Unilever Indonesia Tbk PT (Indonesia)	1,600	6,590
Vinda International Holdings Ltd. (Hong Kong)	16,000	32,099

		7,573,083

Independent Power & Renewable Electricity Producers — 0.1%
Aboitiz Power Corp. (Philippines)	81,000	67,358
AES Corp.	10,723	116,130
AES Gener SA (Chile)	208,376	68,973
AES Tiete Energia SA (Brazil), UTS	3,400	13,069
Beijing Jingneng Clean Energy Co. Ltd. (China) (Class H Stock)	288,000	77,331
Calpine Corp.*	6,507	98,451
China Datang Corp. Renewable Power Co. Ltd. (China) (Class H Stock)	542,000	64,491
China Power International Development Ltd. (China)	509,000	133,550
China Resources Power Holdings Co. Ltd. (China)	220,000	409,188
Cikarang Listrindo Tbk PT (Indonesia), 144A	41,900	4,013
CK Power PCL (Thailand)	217,800	26,975
Colbun SA (Chile)	726,931	167,085
Datang International Power Generation Co. Ltd. (China) (Class H Stock)*	244,000	72,040
Electric Power Development Co. Ltd. (Japan)	6,500	174,847
Electricity Generating PCL (Thailand)	24,000	159,009
Enel Generacion Chile SA (Chile)	163,167	147,648
Engie Brasil Energia SA (Brazil)	3,700	39,609
ERG SpA (Italy)	3,718	68,764
Global Power Synergy PCL (Thailand) (Class F Stock)	45,300	99,996
Glow Energy PCL (Thailand)	21,000	52,356
Guangdong Electric Power Development Co. Ltd. (China) (Class B Stock)	74,220	31,148
Haitian Energy International Ltd. (China)*	264,000	10,477
Huadian Energy Co. Ltd. (China) (Class B Stock)*	97,400	37,307
Huaneng Power International, Inc. (China) (Class H Stock)	344,000	215,612
OGK-2 PJSC (Russia)	4,416,000	34,141
Ratchaburi Electricity Generating Holding PCL (Thailand)	50,300	83,697
Shanghai Lingyun Industries Development Co. Ltd. (China) (Class B Stock)*	7,000	6,780

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Independent Power & Renewable Electricity Producers (continued)
SPCG PCL (Thailand)	48,000	$32,254
Superblock PCL (Thailand)*	526,800	18,914
Taiwan Cogeneration Corp. (Taiwan)	31,000	27,842
Thai Solar Energy PCL (Thailand) (Class F Stock)	71,400	10,764
Uniper SE (Germany)	9,468	294,966
Unipro PJSC (Russia)	659,000	28,910
Vistra Energy Corp.*(a)	68,244	1,250,230

		4,143,925

Industrial Conglomerates — 0.5%
3M Co.	4,935	1,161,551
Aamal Co. (Qatar)	28,056	65,258
Aboitiz Equity Ventures, Inc. (Philippines)	88,020	130,400
Alarko Holding A/S (Turkey)	6,149	11,760
Allied Electronics Corp. Ltd. (South Africa) (Class A Stock)*	8,842	8,631
Beijing Enterprises Holdings Ltd. (China)	62,500	369,941
Bera Holding A/S (Turkey)*	4,243	6,938
Berjaya Corp. Bhd (Malaysia)*	575,758	47,570
Berli Jucker PCL (Thailand)	70,400	142,303
Bidvest Group Ltd. (The) (South Africa)	9,223	161,861
Carlisle Cos., Inc.	1,184	134,562
Chongqing Machinery & Electric Co. Ltd. (China) (Class H Stock)	266,000	27,840
CITIC Ltd. (China)	990,000	1,428,331
CJ Corp. (South Korea)	642	108,697
CK Hutchison Holdings Ltd. (Hong Kong)	88,000	1,102,667
DCC PLC (United Kingdom)	1,024	103,052
DMCI Holdings, Inc. (Philippines)	251,350	72,569
Dogan Sirketler Grubu Holding A/S (Turkey)*	115,851	26,611
Enka Insaat ve Sanayi A/S (Turkey)	63,253	100,640
Far Eastern New Century Corp. (Taiwan)	485,680	436,477
General Electric Co.	123,409	2,153,487
Grupo KUO SAB De CV (Mexico) (Class B Stock)	6,700	14,414
HAP Seng Consolidated Bhd (Malaysia)	16,500	38,915
Honeywell International, Inc.	7,355	1,127,963
Hong Leong Industries Bhd (Malaysia)	6,500	15,578
Hopewell Holdings Ltd. (Hong Kong)	8,500	31,366
Hosken Consolidated Investments Ltd. (South Africa)	2,305	25,804
Industries Qatar QSC (Qatar)	7,751	208,466
Italmobiliare SpA (Italy)	1,700	48,627
Jardine Matheson Holdings Ltd. (Hong Kong)	4,818	292,320
Jardine Strategic Holdings Ltd. (Hong Kong)	4,932	195,063
JG Summit Holdings, Inc. (Philippines)	134,240	193,850
KAP Industrial Holdings Ltd. (South Africa)	63,967	41,025
KOC Holding A/S (Turkey)	24,014	117,001
LG Corp. (South Korea)	4,874	414,206
Lotte Corp. (South Korea)	1,302	79,400
LT Group, Inc. (Philippines)	200,700	75,320
Mytilineos Holdings SA (Greece)*	9,391	102,949
NWS Holdings Ltd. (Hong Kong)	75,000	135,065
Reunert Ltd. (South Africa)	3,396	19,836
Rheinmetall AG (Germany)	5,516	697,571
Roper Technologies, Inc.	1,142	295,778

COMMON STOCKS (continued)	Shares	Value
Industrial Conglomerates (continued)
San Miguel Corp. (Philippines)	51,030	$114,079
Seibu Holdings, Inc. (Japan)	9,200	173,810
Siemens AG (Germany)	13,682	1,894,373
Sime Darby Bhd (Malaysia)	123,800	67,524
SK Holdings Co. Ltd. (South Korea)	973	257,120
SM Investments Corp. (Philippines)	15,050	298,190
Smiths Group PLC (United Kingdom)	6,409	128,625
Yazicilar Holding A/S (Turkey) (Class A Stock)	8,341	52,097

		14,957,481

Insurance — 1.2%
Admiral Group PLC (United Kingdom)	4,300	115,981
Aflac, Inc.	7,678	673,975
AIA Group Ltd. (Hong Kong)	446,000	3,793,519
Alleghany Corp.*	486	289,700
Allianz SE (Germany)	11,124	2,545,696
Allstate Corp. (The)	24,247	2,538,904
American Financial Group, Inc.	2,570	278,948
American International Group, Inc.	28,641	1,706,431
AmTrust Financial Services, Inc.(a)	3,148	31,700
Aon PLC	14,695	1,969,128
Arch Capital Group Ltd.*	2,068	187,712
Argo Group International Holdings Ltd.	1,731	106,716
Arthur J Gallagher & Co.	26,158	1,655,278
Aspen Insurance Holdings Ltd. (Bermuda)	2,864	116,278
ASR Nederland NV (Netherlands)	4,272	175,864
Assicurazioni Generali SpA (Italy)	37,311	679,113
Assurant, Inc.	1,548	156,100
Athene Holding Ltd. (Class A Stock)*	1,606	83,046
Axis Capital Holdings Ltd.	2,953	148,418
BB Seguridade Participacoes SA (Brazil)	15,700	134,845
Beazley PLC (United Kingdom)	19,299	139,188
Brighthouse Financial, Inc.*	3,028	177,562
Brown & Brown, Inc.	2,302	118,461
Cathay Financial Holding Co. Ltd. (Taiwan)	744,000	1,332,910
China Life Insurance Co. Ltd. (Taiwan)	180,940	181,519
China Reinsurance Group Corp. (China) (Class H Stock)	1,543,000	351,101
Chubb Ltd.	7,801	1,139,960
Cincinnati Financial Corp.	1,789	134,121
DB Insurance Co. Ltd. (South Korea)	2,846	189,165
Dhipaya Insurance PCL (Thailand)	8,000	11,541
Euler Hermes Group (France)	910	132,814
Everest Re Group Ltd.	982	217,277
Fairfax Financial Holdings Ltd. (Canada)	600	319,494
Fanhua, Inc. (China), ADR	4,000	86,480
First American Financial Corp.	2,739	153,494
FNF Group	5,735	225,041
Gjensidige Forsikring ASA (Norway)	3,180	59,982
Great-West Lifeco, Inc. (Canada)	6,800	189,881
Grupo Catalana Occidente SA (Spain)	2,562	113,507
Hannover Rueck SE (Germany)	1,601	200,867
Hanover Insurance Group, Inc. (The)	1,476	159,526
Hanwha Life Insurance Co. Ltd. (South Korea)	21,652	139,561
Harel Insurance Investments & Financial Services Ltd. (Israel)	3,581	26,200

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Hartford Financial Services Group, Inc. (The)	9,574	$538,825
Hiscox Ltd. (United Kingdom)	10,993	217,074
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)	4,378	192,008
Insurance Australia Group Ltd. (Australia)	35,911	202,260
Intact Financial Corp. (Canada)	1,900	158,696
Japan Post Holdings Co. Ltd. (Japan)	29,300	335,600
Kemper Corp.	2,112	145,517
Korean Reinsurance Co. (South Korea)	9,661	99,253
Lancashire Holdings Ltd. (United Kingdom)	. 12,114	111,430
Liberty Holdings Ltd. (South Africa)	6,610	66,246
Loews Corp.	7,013	350,860
Markel Corp.*	293	333,765
Marsh & McLennan Cos., Inc.	3,506	285,353
Mercuries & Associates Holding Ltd. (Taiwan)	47,561	40,277
Mercuries Life Insurance Co. Ltd. (Taiwan)*	. 120,460	65,493
Mercury General Corp.	1,354	72,358
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	. 5,043	1,089,033
NN Group NV (Netherlands)	13,829	598,152
Old Republic International Corp.	5,655	120,904
Panin Financial Tbk PT (Indonesia)*	1,534,700	28,005
Porto Seguro SA (Brazil)	4,100	44,905
Poste Italiane SpA (Italy), 144A	15,203	114,462
Power Corp. of Canada (Canada)	9,300	239,492
Power Financial Corp. (Canada)	5,700	156,625
Powszechny Zaklad Ubezpieczen SA (Poland)	24,196	292,667
Primerica, Inc.	1,120	113,736
Principal Financial Group, Inc.	3,771	266,082
ProAssurance Corp.	2,513	143,618
Progressive Corp. (The)	41,670	2,346,854
Qualitas Controladora SAB de CV (Mexico)	. 10,400	19,205
Rand Merchant Investment Holdings Ltd. (South Africa)	24,047	89,030
Reinsurance Group of America, Inc.	1,388	216,431
RenaissanceRe Holdings Ltd. (Bermuda)	1,184	148,699
RSA Insurance Group PLC (United Kingdom)	26,336	224,486
Sampo OYJ (Finland) (Class A Stock)	6,364	349,269
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	928	231,390
Samsung Life Insurance Co. Ltd. (South Korea)	2,705	313,815
Santam Ltd. (South Africa)	286	6,183
SCOR SE (France)	7,939	319,096
Shin Kong Financial Holding Co. Ltd. (Taiwan)	1,319,727	464,289
Shinkong Insurance Co. Ltd. (Taiwan)	48,000	46,256
Societa Cattolica di Assicurazioni SC (Italy)	. 25,493	276,620
Sony Financial Holdings, Inc. (Japan)	5,400	95,438
Stewart Information Services Corp.	1,044	44,161
Sul America SA (Brazil), UTS	13,302	74,829
Swiss Re AG (Switzerland)	11,837	1,107,005
Syarikat Takaful Malaysia Bhd (Malaysia)	5,300	4,928
Talanx AG (Germany)	2,031	82,766

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Thaire Life Assurance PCL (Thailand) (Class F Stock)	71,600	$24,142
Third Point Reinsurance Ltd. (Bermuda)*	3,991	58,468
Topdanmark A/S (Denmark)*	2,016	87,067
Torchmark Corp.	1,557	141,235
Travelers Cos., Inc. (The)	5,839	792,002
Trisura Group Ltd. (Canada)*	67	1,373
Tryg A/S (Denmark)	1,577	39,449
UnipolSai Assicurazioni SpA (Italy)	28,220	65,826
Validus Holdings Ltd.	2,834	132,971
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	2,905	89,615
W.R. Berkley Corp.	1,945	139,359
White Mountains Insurance Group Ltd.	343	291,989
Willis Towers Watson PLC	1,060	159,731
Wiz Solucoes e Corretagem de Seguros SA (Brazil)	1,100	3,887
XL Group Ltd. (Bermuda)	8,391	295,028

		38,392,592

Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc.*	2,977	3,481,513
ASKUL Corp. (Japan)	700	19,812
B2W Cia Digital (Brazil)*	1,200	7,416
Expedia, Inc.	414	49,585
HSN, Inc.	1,367	55,158
Liberty Interactive Corp. QVC Group (Class A Stock)*	9,325	227,717
momo.com, Inc. (Taiwan)	2,000	14,584
Netflix, Inc.*	1,248	239,566
Priceline Group, Inc. (The)*	173	300,629
Takkt AG (Germany)	9,387	212,343

		4,608,323

Internet Software & Services — 1.0%
Addcn Technology Co. Ltd. (Taiwan)	1,032	8,269
Akamai Technologies, Inc.*	2,279	148,226
Alibaba Group Holding Ltd. (China), ADR*(a)	28,900	4,983,227
Alphabet, Inc. (Class A Stock)*	4,070	4,287,338
Alphabet, Inc. (Class C Stock)*	4,055	4,243,152
Autohome, Inc. (China), ADR*	1,800	116,406
Baidu, Inc. (China), ADR*	10,300	2,412,363
Blucora, Inc.*	3,340	73,814
Cars.com, Inc.*(a)	2,180	62,871
carsales.com Ltd. (Australia)	8,374	94,368
Cimpress NV (Netherlands)*(a)	330	39,560
Criteo SA (France), ADR*	1,093	28,451
eBay, Inc.*	15,593	588,480
Facebook, Inc. (Class A Stock)*	35,178	6,207,510
Fang Holdings Ltd. (China), ADR*(a)	9,700	54,126
Gree, Inc. (Japan)	4,900	30,714
j2 Global, Inc.(a)	1,051	78,857
Kakaku.com, Inc. (Japan)	2,200	37,137
Liquidity Services, Inc.*	762	3,696
Mail.Ru Group Ltd. (Russia), GDR*	5,559	160,655
MercadoLibre, Inc. (Argentina)(a)	1,078	339,203
NAVER Corp. (South Korea)	283	229,903
NetEase, Inc. (China), ADR	3,400	1,173,238

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Internet Software & Services (continued)
NIC, Inc.(a)	1,542	$25,597
PChome Online, Inc. (Taiwan)	5,000	22,955
REA Group Ltd. (Australia)	1,251	74,594
Renren, Inc. (China), ADR*(a)	2,520	26,183
Sohu.com, Inc. (China)*	1,100	47,685
Stamps.com, Inc.*	263	49,444
Tencent Holdings Ltd. (China)	108,800	5,631,265
Tian Ge Interactive Holdings Ltd. (China), 144A	40,000	31,478
VeriSign, Inc.*(a)	9,036	1,034,080
Xunlei Ltd. (China), ADR*(a)	4,900	75,411
Yahoo Japan Corp. (Japan)	19,500	89,339
Yandex NV (Russia) (Class A Stock)*	5,400	176,849

		32,686,444

IT Services — 0.6%
Accenture PLC (Class A Stock)	5,871	898,791
AGTech Holdings Ltd. (Hong Kong)*	48,000	7,423
Alliance Data Systems Corp.	1,017	257,789
Alten SA (France)	727	60,640
Amadeus IT Group SA (Spain)	10,702	770,141
Amdocs Ltd.	3,476	227,608
Atea ASA (Norway)*	10,033	141,026
Atos SE (France)	2,378	345,737
Automatic Data Processing, Inc.	2,592	303,756
Bechtle AG (Germany)	1,376	114,419
Black Knight, Inc.*	1,758	77,616
Blackhawk Network Holdings, Inc.*	1,255	44,741
Booz Allen Hamilton Holding Corp.	2,260	86,174
Broadridge Financial Solutions, Inc.	1,885	170,743
CACI International, Inc. (Class A Stock)*	665	88,013
Cardtronics PLC (Class A Stock)*	943	17,464
CGI Group, Inc. (Canada) (Class A Stock)*	6,200	336,881
Cielo SA (Brazil)	28,008	198,592
Computershare Ltd. (Australia)	6,445	81,657
Conduent, Inc.*	7,215	116,594
Convergys Corp.	4,640	109,040
CoreLogic, Inc.*	2,051	94,777
CSRA, Inc.	908	27,167
Digital China Holdings Ltd. (Hong Kong)*	93,000	63,234
DST Systems, Inc.	1,046	64,925
DTS Corp. (Japan)	1,300	42,289
EOH Holdings Ltd. (South Africa)	7,265	39,735
ExlService Holdings, Inc.*	797	48,099
Fidelity National Information Services, Inc.	3,826	359,988
Fiserv, Inc.*	2,155	282,585
Forth Smart Service PCL (Thailand)	35,000	18,884
Fujitsu Ltd. (Japan)	60,000	425,372
Genpact Ltd.	2,499	79,318
Global Payments, Inc.	1,954	195,869
Indra Sistemas SA (Spain)*	3,885	53,122
Ines Corp. (Japan)	7,200	74,564
International Business Machines Corp.	27,386	4,201,560
InterXion Holding NV (Netherlands)*	1,507	88,808
Itochu Techno-Solutions Corp. (Japan)	1,800	78,072
Jack Henry & Associates, Inc.	581	67,954
Kanematsu Electronics Ltd. (Japan)	1,700	50,969
Leidos Holdings, Inc.	1,836	118,551
Luxoft Holding, Inc.*	1,200	66,839

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Mastercard, Inc. (Class A Stock)	4,863	$736,064
Matrix IT Ltd. (Israel)	3,596	45,184
Mitsubishi Research Institute, Inc. (Japan)	1,000	35,008
My EG Services Bhd (Malaysia)	52,500	28,926
NEC Networks & System Integration Corp. (Japan)	2,600	68,266
Net 1 UEPS Technologies, Inc. (South Africa)*	6,100	72,529
NET One Systems Co. Ltd. (Japan)	6,300	96,604
Nihon Unisys Ltd. (Japan)	3,000	62,289
Nomura Research Institute Ltd. (Japan)	1,646	76,401
NS Solutions Corp. (Japan)	2,000	54,677
NTT Data Corp. (Japan)	12,000	142,366
Obic Co. Ltd. (Japan)	1,000	73,447
Otsuka Corp. (Japan)	1,100	84,244
Paychex, Inc.	2,141	145,759
QIWI PLC (Russia), ADR(a)	3,000	51,990
Science Applications International Corp.	779	59,648
SCSK Corp. (Japan)	1,700	78,246
SONDA SA (Chile)	41,461	82,464
Systex Corp. (Taiwan)	23,000	45,732
Tieto OYJ (Finland)	2,614	81,477
TIS, Inc. (Japan)	8,800	306,458
Total System Services, Inc.	3,274	258,941
Vantiv, Inc. (Class A Stock)*(a)	2,167	159,383
Visa, Inc. (Class A Stock)(a)	41,884	4,775,614
Western Union Co. (The)(a)	6,484	123,261
Wirecard AG (Germany)	1,821	202,390
Zuken, Inc. (Japan)	3,000	50,548

		18,995,442

Leisure Products — 0.0%
Accell Group (Netherlands)	2,735	76,898
Amer Sports OYJ (Finland)*	4,505	124,690
American Outdoor Brands Corp.*(a)	1,861	23,895
Bandai Namco Holdings, Inc. (Japan)	3,900	127,295
Daikoku Denki Co. Ltd. (Japan)	1,000	15,625
Fields Corp. (Japan)	4,600	49,253
Giant Manufacturing Co. Ltd. (Taiwan)	18,000	98,664
Goodbaby International Holdings Ltd. (China)	166,000	91,072
Hasbro, Inc.	902	81,983
Heiwa Corp. (Japan)	2,400	45,026
Johnson Health Tech Co. Ltd. (Taiwan)	7,000	8,416
KMC Kuei Meng International, Inc. (Taiwan)	3,000	13,077
Mars Engineering Corp. (Japan)	1,800	40,039
Mattel, Inc.(a)	4,931	75,839
Mizuno Corp. (Japan)	3,800	111,625
Sankyo Co. Ltd. (Japan)	500	15,723
Sega Sammy Holdings, Inc. (Japan)	6,200	76,950
Shanghai Phoenix Enterprise Group Co. Ltd. (China) (Class B Stock)*	3,700	3,172
Shimano, Inc. (Japan)	800	112,447
Sturm Ruger & Co., Inc.(a)	471	26,305
Tomy Co. Ltd. (Japan)	2,400	32,603
Topkey Corp. (Taiwan)	6,000	18,100
Vista Outdoor, Inc.*	2,962	43,156
Yamaha Corp. (Japan)	2,700	99,594

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Leisure Products (continued)
Zhonglu Co. Ltd. (China) (Class B Stock)*^	15,800	$24,657

		1,436,104

Life Sciences Tools & Services — 0.2%
Bio-Techne Corp.	1,169	151,444
Charles River Laboratories International, Inc.*	868	95,003
CMIC Holdings Co. Ltd. (Japan)	3,700	66,110
Crown Bioscience International (Taiwan)	5,858	13,713
EPS Holdings, Inc. (Japan)	9,300	210,059
Eurofins Scientific SE (Luxembourg)	146	88,741
Evotec AG (Germany)*(a)	5,726	92,102
Gerresheimer AG (Germany)	9,340	772,473
ICON PLC*	995	111,589
Illumina, Inc.*	546	119,296
IQVIA Holdings, Inc.*	1,413	138,333
JHL Biotech, Inc. (Taiwan)*	2,061	4,220
Lonza Group AG (Switzerland)*	4,317	1,164,322
Mettler-Toledo International, Inc.*	389	240,993
PerkinElmer, Inc.	2,008	146,825
QIAGEN NV*	4,658	145,285
Siegfried Holding AG (Switzerland)*	1,835	610,069
Tecan Group AG (Switzerland)	3,129	649,850
Thermo Fisher Scientific, Inc.	3,676	697,999
Waters Corp.*	729	140,836

		5,659,262

Machinery — 0.8%
AGCO Corp.	1,817	129,788
Alfa Laval AB (Sweden)	6,105	144,403
Allison Transmission Holdings, Inc.	3,204	137,996
Alstom SA (France)	4,373	181,268
Amada Holdings Co. Ltd. (Japan)	14,700	199,583
ANDRITZ AG (Austria)	1,011	57,047
Atlas Copco AB (Sweden) (Class A Stock)	4,938	213,105
Atlas Copco AB (Sweden) (Class B Stock)	37,764	1,447,384
Bando Chemical Industries Ltd. (Japan)	8,300	97,262
Biesse SpA (Italy)	7,588	384,646
Bobst Group SA (Switzerland)	2,017	267,924
Bucher Industries AG (Switzerland)	701	284,570
Caterpillar, Inc.	15,860	2,499,219
China Conch Venture Holdings Ltd. (China)	191,500	443,040
CNH Industrial NV (United Kingdom)	15,313	204,865
Construcciones y Auxiliar de Ferrocarriles SA (Spain)	1,836	75,222
Conzzeta AG (Switzerland)	45	46,893
CSBC Corp. Taiwan (Taiwan)*	68,000	25,776
Deere & Co.	3,387	530,099
Deutz AG (Germany)	19,968	180,515
DMG Mori Co. Ltd. (Japan)	9,700	199,699
Donaldson Co., Inc.	1,801	88,159
Duerr AG (Germany)	15,511	1,972,729
EVA Precision Industrial Holdings Ltd. (Hong Kong)	154,000	24,223
FANUC Corp. (Japan)	2,100	503,783
Fenner PLC (United Kingdom)	55,696	300,559
Fortive Corp.	3,570	258,290
Fuji Machine Manufacturing Co. Ltd. (Japan)	6,400	122,727

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Fujitec Co. Ltd. (Japan)	5,100	$73,558
GEA Group AG (Germany)	4,253	203,481
Georg Fischer AG (Switzerland)	618	815,863
Glory Ltd. (Japan)	3,200	120,622
Grupo Rotoplas SAB de CV (Mexico)*	9,700	14,553
Haitian International Holdings Ltd. (China)	37,000	111,293
Hillenbrand, Inc.	3,128	139,822
Hitachi Construction Machinery Co. Ltd. (Japan)	4,000	144,966
Hoshizaki Corp. (Japan)	900	79,736
Huangshi Dongbei Electrical Appliance Co. Ltd. (China) (Class B Stock)	10,300	16,986
Illinois Tool Works, Inc.	2,561	427,303
Interpump Group SpA (Italy)	4,423	138,816
Iochpe Maxion SA (Brazil)	3,300	22,881
Kama Co. Ltd. (China) (Class B Stock)*	15,000	14,667
Kardex AG (Switzerland)*	3,370	413,769
Kato Works Co. Ltd. (Japan)	2,500	75,755
Kepler Weber SA (Brazil)*	1,500	8,832
King Slide Works Co. Ltd. (Taiwan)	3,000	40,350
Kinik Co. (Taiwan)	3,000	8,737
Kone OYJ (Finland) (Class B Stock)	3,974	213,414
Krones AG (Germany)	800	109,495
Kurita Water Industries Ltd. (Japan)	4,800	155,623
Kyokuto Kaihatsu Kogyo Co. Ltd. (Japan)	18,300	321,786
Lincoln Electric Holdings, Inc.	1,018	93,228
Makino Milling Machine Co. Ltd. (Japan)	68,000	685,198
Makita Corp. (Japan)	4,300	180,331
MAN SE (Germany)	1,092	124,959
Max Co. Ltd. (Japan)	7,000	100,133
Mirle Automation Corp. (Taiwan)	14,581	23,491
Mueller Industries, Inc.	3,328	117,911
Nak Sealing Technologies Corp. (Taiwan)	3,000	9,057
NTN Corp. (Japan)	130,700	645,220
Oiles Corp. (Japan)	5,560	111,127
OKUMA Corp. (Japan)	4,000	264,552
Otokar Otomotiv Ve Savunma Sanayi A.S. (Turkey)	96	3,130
Pfeiffer Vacuum Technology AG (Germany)	547	102,392
Rechi Precision Co. Ltd. (Taiwan)	35,360	34,023
Rieter Holding AG (Switzerland)*	662	161,406
Rotork PLC (United Kingdom)	16,105	57,813
Ryobi Ltd. (Japan)	5,000	141,767
San Shing Fastech Corp. (Taiwan)	7,000	13,869
Sandvik AB (Sweden)	106,756	1,868,731
Sany Heavy Equipment International Holdings Co. Ltd. (China)*	97,000	21,223
Schindler Holding AG (Switzerland), (XBRN)	247	56,808
Shang Gong Group Co. Ltd. (China) (Class B Stock)*	5,600	5,335
Shanghai Diesel Engine Co. Ltd. (China) (Class B Stock)	13,200	10,051
Shanghai Highly Group Co. Ltd. (China) (Class B Stock)	8,800	7,440
Shanghai Mechanical and Electrical Industry Co. Ltd. (China) (Class B Stock)	11,800	25,913
Shanghai Zhenhua Heavy Industries Co. Ltd. (China) (Class B Stock)	21,100	11,872
Shin Zu Shing Co. Ltd. (Taiwan)	20,000	50,351

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Shinmaywa Industries Ltd. (Japan)	44,200	$420,297
Sinmag Equipment Corp. (Taiwan)	1,000	5,712
Sinotruk Hong Kong Ltd. (China)	79,500	89,472
Sintokogio Ltd. (Japan)	12,400	158,057
SKF AB (Sweden) (Class B Stock)	8,341	185,302
SKP Resources Bhd (Malaysia)	18,600	10,476
SMC Corp. (Japan)	1,100	451,423
Snap-on, Inc.(a)	908	158,264
Sodick Co. Ltd. (Japan)	1,600	20,729
Spirax-Sarco Engineering PLC (United Kingdom)	7,623	576,334
Stanley Black & Decker, Inc.	1,999	339,210
Star Micronics Co. Ltd. (Japan)	7,100	122,429
Sunonwealth Electric Machine Industry Co. Ltd. (Taiwan)	9,000	15,798
Syncmold Enterprise Corp. (Taiwan)	7,000	14,928
Tong-Tai Machine & Tool Co. Ltd. (Taiwan)	13,240	9,048
Toro Co. (The)	23,249	1,516,532
Tsugami Corp. (Japan)	4,000	51,221
Turk Traktor ve Ziraat Makineleri A/S (Turkey)	185	3,710
United Wagon Co. PJSC (Russia)*	2,217	30,393
Valmet OYJ (Finland)	18,836	371,675
Vesuvius PLC (United Kingdom)	35,012	274,879
Volvo AB (Sweden) (Class B Stock)	102,898	1,916,155
Vossloh AG (Germany)*	1,276	71,540
Wacker Neuson SE (Germany)	384	13,816
WEG SA (Brazil)	13,720	99,722
Wellcall Holdings Bhd (Malaysia)	13,950	5,171
Xylem, Inc.	2,568	175,138
Yangzijiang Shipbuilding Holdings Ltd. (China)	187,900	206,037
Yungtay Engineering Co. Ltd. (Taiwan)	23,000	37,108

		26,970,989

Marine — 0.1%
Chinese Maritime Transport Ltd. (Taiwan)	14,000	13,498
Chu Kong Shipping Enterprises Group Co. Ltd. (China)	82,000	21,702
Cia Sud Americana de Vapores SA (Chile)*	1,600,165	86,301
Clarkson PLC (United Kingdom)	2,253	87,006
COSCO Shipping Energy Transportation Co. Ltd. (China) (Class H Stock)	122,000	66,547
Costamare, Inc. (Monaco)	11,900	68,663
Dfds A/S (Denmark)	1,074	57,360
Diana Shipping, Inc. (Greece)*(a)	12,600	51,282
Evergreen Marine Corp. Taiwan Ltd. (Taiwan)*	143,468	78,583
Grindrod Ltd. (South Africa)*	44,152	48,753
Kawasaki Kisen Kaisha Ltd. (Japan)*	4,100	104,189
Kuehne + Nagel International AG (Switzerland)	418	73,952
Matson, Inc.	667	19,903
MISC Bhd (Malaysia)	121,900	222,977
Qatar Navigation QSC (Qatar)	12,033	183,135
Seaspan Corp. (Hong Kong)(a)	10,800	72,900
Sincere Navigation Corp. (Taiwan)	35,000	24,841
Sinotrans Shipping Ltd. (China)	260,500	66,222
SITC International Holdings Co. Ltd. (China)	85,000	83,910

COMMON STOCKS (continued)	Shares	Value
Marine (continued)
Stolt-Nielsen Ltd. (Norway)	3,470	$46,075
Tianjin Tianhai Investment Co. Ltd. (China) (Class B Stock)*	76,700	43,206
U-Ming Marine Transport Corp. (Taiwan)*	32,000	39,120
Wallenius Wilhelmsen Logistics (Norway)*	5,713	41,178
Wisdom Marine Lines Co. Ltd. (Taiwan)	61,857	60,042
Yang Ming Marine Transport Corp. (Taiwan)*	20,534	7,909

		1,669,254

Media — 0.5%
Aimia, Inc. (Canada)	6,900	20,530
AirMedia Group, Inc. (China), ADR*(a)	8,600	9,890
AMC Entertainment Holdings, Inc. (Class A Stock)(a)	1,394	21,049
Asian Pay Television Trust (Singapore), UTS	320,800	141,352
Avex, Inc. (Japan)	2,700	38,361
Axel Springer SE (Germany)	1,606	125,236
BEC World PCL (Thailand)	47,700	19,172
Cable One, Inc.	113	79,479
CBS Corp. (Class B Non-Voting Stock)	6,118	360,962
Charter Communications, Inc. (Class A Stock)*	1,962	659,154
Cheil Worldwide, Inc. (South Korea)	4,279	84,720
Cinemark Holdings, Inc.(a)	2,047	71,277
Cineplex, Inc. (Canada)	1,600	47,516
Cineworld Group PLC (United Kingdom)	13,648	110,442
Cogeco Communications, Inc. (Canada)	800	55,039
Comcast Corp. (Class A Stock)	60,183	2,410,329
Corus Entertainment, Inc. (Canada) (Class B Stock)	5,600	52,124
CyberAgent, Inc. (Japan)	1,500	58,459
Cyfrowy Polsat SA (Poland)	17,947	127,966
Daiichikosho Co. Ltd. (Japan)	5,300	264,081
Dentsu, Inc. (Japan)	4,700	198,740
Discovery Communications, Inc. (Class A Stock)*(a)	3,514	78,643
Discovery Communications, Inc. (Class C Stock)*	1,905	40,329
Eutelsat Communications SA (France)	6,202	143,592
Fuji Media Holdings, Inc. (Japan)	3,400	53,366
Gannett Co., Inc.	4,974	57,649
GEDI Gruppo Editoriale SpA (Italy)*	2,363	1,988
Grupo Televisa SAB (Mexico), ADR	10,860	202,756
Hakuhodo DY Holdings, Inc. (Japan)	6,000	77,777
Huayi Tencent Entertainment Co. Ltd. (Hong Kong)*	150,000	6,816
IMAX China Holding, Inc. (Hong Kong), 144A*	6,300	18,808
Interpublic Group of Cos., Inc. (The)	4,421	89,127
IPSOS (France)	17,180	632,821
JCDecaux SA (France)	2,493	100,268
John Wiley & Sons, Inc. (Class A Stock)	1,870	122,953
Kinepolis Group NV (Belgium)	1,237	82,450
Lagardere SCA (France)	4,156	133,092
Liberty Broadband Corp. (Class C Stock)*	1,293	110,112
Liberty Global PLC LiLAC (United Kingdom) (Class A Stock)*	843	16,986

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Media (continued)
Liberty Global PLC LiLAC (United Kingdom) (Class C Stock)*	2,683	$53,365
Liberty Media Corp.-Liberty Formula One (Class C Stock)*	1,668	56,979
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	859	34,068
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	5,270	209,008
Madison Square Garden Co. (The) (Class A Stock)*	200	42,170
Major Cineplex Group PCL (Thailand)	21,900	19,443
Media Prima Bhd (Malaysia)	116,500	21,833
Megacable Holdings SAB de CV (Mexico), UTS	28,900	117,584
Meredith Corp.(a)	521	34,412
MNC Investama Tbk PT (Indonesia)*	1,980,600	13,123
Multiplus SA (Brazil)	500	5,276
Naspers Ltd. (South Africa) (Class N Stock)	7,189	1,991,736
Nippon Television Holdings, Inc. (Japan)	3,000	51,326
NOS SGPS SA (Portugal)	13,553	89,065
Omnicom Group, Inc.	2,454	178,725
Pearson PLC (United Kingdom)	31,769	314,703
Plan B Media PCL (Thailand) (Class F Stock)	55,000	10,767
Proto Corp. (Japan)	1,100	15,775
Publicis Groupe SA (France)	5,454	369,711
Quebecor, Inc. (Canada) (Class B Stock)	4,000	75,418
Scholastic Corp.	1,134	45,485
Scripps Networks Interactive, Inc. (Class A Stock)	1,403	119,788
SES SA (Luxembourg)	11,681	182,125
Shaw Communications, Inc. (Canada) (Class B Stock)	4,600	104,991
Singapore Press Holdings Ltd. (Singapore)	48,000	94,961
SKY Perfect JSAT Holdings, Inc. (Japan)	14,800	67,737
Sky PLC (United Kingdom)*	15,168	207,002
Smiles Fidelidade SA (Brazil)	700	16,017
Surya Citra Media Tbk PT (Indonesia)	86,000	15,693
Television Broadcasts Ltd. (Hong Kong)	17,000	61,168
Time Warner, Inc.	10,237	936,378
Toei Co. Ltd. (Japan)	700	70,558
Toho Co. Ltd. (Japan)	2,700	93,460
Tokyo Broadcasting System Holdings, Inc. (Japan)	1,000	24,923
TV Asahi Holdings Corp. (Japan)	2,900	58,173
Twenty-First Century Fox, Inc. (Class A Stock)	15,618	539,290
VGI Global Media PCL (Thailand)	98,900	19,830
Visi Media Asia Tbk PT (Indonesia)*	286,200	6,888
Vivendi SA (France)	22,236	596,802
Walt Disney Co. (The)	20,698	2,225,242
Woongjin Thinkbig Co. Ltd. (South Korea)*	7,791	51,603
Workpoint Entertainment PCL (Thailand)	6,700	17,323
WPP PLC (United Kingdom)	18,858	340,683

		16,526,018

Metals & Mining — 0.7%
Acacia Mining PLC (United Kingdom)	12,309	32,700
Agnico Eagle Mines Ltd. (Canada)	3,338	154,127

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
Alamos Gold, Inc. (Canada) (Class A Stock) .	10,121	$65,944
Alrosa PJSC (Russia)	175,800	228,635
Aneka Tambang Persero Tbk PT (Indonesia)*	656,300	30,211
AngloGold Ashanti Ltd. (South Africa), ADR	. 21,412	218,188
Araya Industrial Co. Ltd. (Japan)	2,600	50,665
ArcelorMittal (Luxembourg)*	18,662	605,455
ArcelorMittal South Africa Ltd. (South Africa)*	23,812	7,440
Asahi Holdings, Inc. (Japan)	4,800	89,988
Aurubis AG (Germany)	9,835	912,918
B2Gold Corp. (Canada)*	31,600	97,540
Barrick Gold Corp. (Canada)	16,100	232,854
Bekaert SA (Belgium)	1,276	55,644
Bengang Steel Plates Co. Ltd. (China) (Class B Stock)*	40,800	16,967
Boliden AB (Sweden)	46,104	1,576,652
Centamin PLC (United Kingdom)	37,681	80,258
Centerra Gold, Inc. (Canada)*	10,100	51,745
Chiho Environmental Group Ltd. (Hong Kong)*	34,000	17,548
China Metal Products (Taiwan)	39,220	37,394
China Metal Resources Utilization Ltd. (China), 144A*	32,000	19,764
China Rare Earth Holdings Ltd. (China)*	146,000	10,614
China Silver Group Ltd. (China)	154,000	47,128
China Steel Corp. (Taiwan)	941,013	781,994
China Zhongwang Holdings Ltd. (China)	260,800	142,637
Da Ming International Holdings Ltd. (China)	. 32,000	12,400
Daido Steel Co. Ltd. (Japan)	1,600	98,079
Detour Gold Corp. (Canada)*	5,900	69,373
DRDGOLD Ltd. (South Africa)	39,313	13,154
Eldorado Gold Corp. (Canada)	37,500	54,296
Eramet (France)*	1,809	214,473
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	77,081	203,377
Feng Hsin Steel Co. Ltd. (Taiwan)	41,000	76,718
Ferrexpo PLC (Switzerland)	65,313	257,904
Fortescue Metals Group Ltd. (Australia)	345,203	1,306,375
Franco-Nevada Corp. (Canada)	2,100	167,833
Gerdau SA (Brazil)	5,200	16,256
Gloria Material Technology Corp. (Taiwan)	60,080	40,016
Gold Fields Ltd. (South Africa), ADR(a)	42,875	184,363
Goldcorp, Inc. (Canada)	23,500	299,686
Grupa Kety SA (Poland)	346	40,650
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	106,200	350,696
Grupo Simec SAB de CV (Mexico) (Class B Stock)*	3,100	9,676
Harmony Gold Mining Co. Ltd. (South Africa), ADR(a)	41,659	77,902
Hengshi Mining Investments Ltd. (China)*	41,000	10,376
Hsin Kuang Steel Co. Ltd. (Taiwan)	14,000	13,136
IAMGOLD Corp. (Canada)*	18,600	108,463
Iluka Resources Ltd. (Australia)	45,540	359,316
Industrias CH SAB de CV (Mexico) (Class B Stock)*	4,800	20,506
Inner Mongolia Eerduosi Resourses Co. Ltd. (China) (Class B Stock)	86,600	96,736

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Turkey) (Class D Stock)*	69,327	$58,672
Kinross Gold Corp. (Canada)*	40,000	172,474
Krakatau Steel Persero Tbk PT (Indonesia)*	415,500	12,971
Labrador Iron Ore Royalty Corp. (Canada)	4,100	88,719
Lundin Mining Corp. (Canada)	219,900	1,462,501
Magnitogorsk Iron & Steel Works PJSC (Russia)	57,100	41,342
Magnitogorsk Iron & Steel Works PJSC (Russia), GDR	3,415	33,262
Maruichi Steel Tube Ltd. (Japan)	4,100	119,805
Mitsubishi Materials Corp. (Japan)	5,400	191,622
MMC Norilsk Nickel PJSC (Russia), ADR	19,360	362,806
Munsun Capital Group Ltd. (Hong Kong)*	2,460,000	19,836
Newcrest Mining Ltd. (Australia)	12,562	223,629
Newmont Mining Corp.	7,593	284,889
Nippon Light Metal Holdings Co. Ltd. (Japan)	215,500	612,152
Nisshin Steel Co. Ltd. (Japan)	7,100	116,264
North Mining Shares Co. Ltd. (Hong Kong)*	1,620,000	34,176
Northern Star Resources Ltd. (Australia)	18,084	86,099
Novolipetsk Steel PJSC (Russia), GDR	4,182	106,725
OZ Minerals Ltd. (Australia)	217,838	1,547,195
Pan African Resources PLC (United Kingdom)	108,685	21,094
Pan American Silver Corp. (Canada)	5,700	88,788
Paranapanema SA (Brazil)*	19,500	9,347
Philex Mining Corp. (Philippines)	159,100	19,306
Polymetal International PLC (Russia)	7,546	93,555
Randgold Resources Ltd. (United Kingdom), ADR(a)	1,718	169,893
Rio Tinto Ltd. (United Kingdom)	34,198	2,010,673
Rio Tinto PLC (United Kingdom), ADR(a)	22,137	1,171,711
Royal Bafokeng Platinum Ltd. (South Africa)*	9,199	20,893
Royal Gold, Inc.	906	74,401
Sandfire Resources NL (Australia)	68,402	366,694
Severstal PJSC (Russia), GDR	7,300	112,274
Sibanye Gold Ltd. (South Africa), ADR(a)	20,427	103,156
Sims Metal Management Ltd.	13,551	165,738
South32 Ltd. (Australia)	72,570	196,705
Southern Copper Corp. (Peru)(a)	1,600	75,920
St Barbara Ltd. (Australia)	20,764	61,836
Stalprodukt SA (Poland)	94	13,612
Steel Dynamics, Inc.	7,642	329,599
STP & I PCL (Thailand)(a)	95,490	15,944
TA Chen Stainless Pipe (Taiwan)	68,008	48,756
Tahoe Resources, Inc.	15,900	76,274
Thye Ming Industrial Co. Ltd. (Taiwan)	12,000	15,778
Ton Yi Industrial Corp. (Taiwan)	62,000	29,054
Topy Industries Ltd. (Japan)	800	24,608
Toyo Kohan Co. Ltd. (Japan)	20,400	88,142
Tung Ho Steel Enterprise Corp. (Taiwan)	83,000	71,924
UACJ Corp. (Japan)	4,400	114,715
United Co. RUSAL PLC (Russia)	69,000	48,282
Vale SA (Brazil), ADR(a)	133,300	1,630,259
voestalpine AG (Austria)	2,595	154,929
Wheaton Precious Metals Corp. (Canada)	7,500	165,811
Yamana Gold, Inc. (Canada)	49,785	155,256

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
YC INOX Co. Ltd. (Taiwan)	37,900	$34,020
Yieh Phui Enterprise Co. Ltd. (Taiwan)	256,567	104,850
Yodogawa Steel Works Ltd. (Japan)	6,900	213,224
Zhaojin Mining Industry Co. Ltd. (China) (Class H Stock)	224,500	174,094
Zijin Mining Group Co. Ltd. (China) (Class H Stock)	268,000	101,172

		23,614,196

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AG Mortgage Investment Trust, Inc.	3,230	61,402
AGNC Investment Corp.	10,030	202,506
Annaly Capital Management, Inc.(a)	33,148	394,130
Apollo Commercial Real Estate Finance, Inc.(a)	1,886	34,797
ARMOUR Residential REIT, Inc.	2,595	66,743
Blackstone Mortgage Trust, Inc. (Class A Stock)(a)	2,662	85,663
Capstead Mortgage Corp.	9,568	82,763
Chimera Investment Corp.	7,123	131,633
Concentradora Hipotecaria SAPI de CV (Mexico)(a)	23,100	22,169
CYS Investments, Inc.	9,221	74,045
Granite Point Mortgage Trust, Inc.	1,623	28,792
Invesco Mortgage Capital, Inc.	5,105	91,022
MTGE Investment Corp.	7,191	133,034
New Residential Investment Corp.	5,688	101,701
PennyMac Mortgage Investment Trust	4,136	66,466
Redwood Trust, Inc.	4,004	59,339
Starwood Property Trust, Inc.	5,936	126,734
Two Harbors Investment Corp.	8,564	139,251

		1,902,190

Multiline Retail — 0.2%
Aeon Co. M Bhd (Malaysia)	33,100	14,364
B&M European Value Retail SA (Luxembourg)	23,856	136,134
Big Lots, Inc.	694	38,968
Can Do Co. Ltd. (Japan)	2,100	33,678
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	1,600	208,624
Dollar General Corp.	3,894	362,181
Dollar Tree, Inc.*	3,029	325,042
Dollarama, Inc. (Canada)	300	37,482
Don Quijote Holdings Co. Ltd. (Japan)	2,300	119,899
El Puerto de Liverpool SAB de CV (Mexico) (Class C1 Stock)	22,050	139,438
Eslite Spectrum Corp. (The) (Taiwan)	1,000	4,616
Far Eastern Department Stores Ltd. (Taiwan)	139,000	69,981
Golden Eagle Retail Group Ltd. (China)	33,000	39,943
Grupo Sanborns SAB de CV (Mexico)	22,800	22,728
H2O Retailing Corp. (Japan)	4,500	94,071
Harvey Norman Holdings Ltd. (Australia)(a)	17,579	57,007
Hyundai Department Store Co. Ltd. (South Korea)	1,052	102,541
Isetan Mitsukoshi Holdings Ltd. (Japan)	18,900	233,885
Izumi Co. Ltd. (Japan)	1,400	86,891
J Front Retailing Co. Ltd. (Japan)	12,700	238,660

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Multiline Retail (continued)
Kohl’s Corp.	4,096	$222,126
Lifestyle China Group Ltd. (Hong Kong)*	79,000	24,271
Lojas Americanas SA (Brazil)	700	2,771
Lojas Renner SA (Brazil)	10,030	107,312
Lotte Shopping Co. Ltd. (South Korea)	902	167,529
Macy’s, Inc.(a)	6,380	160,712
Magazine Luiza SA (Brazil)	800	19,347
Maoye International Holdings Ltd. (China)	163,000	16,682
Marisa Lojas SA (Brazil)*	5,210	11,387
Matahari Department Store Tbk PT (Indonesia)	46,600	34,234
Mitra Adiperkasa Tbk PT (Indonesia)	22,400	10,232
Next PLC (United Kingdom)	1,867	113,792
Nordstrom, Inc.	1,666	78,935
Parkson Retail Group Ltd. (China)	191,500	22,017
Poya International Co. Ltd. (Taiwan)	2,030	25,398
Ripley Corp. SA (Chile)	74,599	81,007
Robinson PCL (Thailand)	26,600	59,546
Ryohin Keikaku Co. Ltd. (Japan)	300	93,387
SACI Falabella (Chile)	33,476	333,688
Stockmann OYJ Abp (Finland) (Class B Stock)*	4,409	23,060
Takashimaya Co. Ltd. (Japan)	18,000	189,201
Target Corp.	9,604	626,661

		4,789,428

Multi-Utilities — 0.2%
A2A SpA (Italy)	38,200	70,681
AGL Energy Ltd. (Australia)	8,536	161,758
Ameren Corp.	2,997	176,793
Atco Ltd. (Canada) (Class I Stock)	3,200	114,558
Avista Corp.	710	36,558
Black Hills Corp.(a)	1,279	76,881
Canadian Utilities Ltd. (Canada) (Class A Stock)	3,600	107,141
CenterPoint Energy, Inc.	2,827	80,174
Centrica PLC (United Kingdom)	36,327	67,388
CMS Energy Corp.	1,842	87,127
Consolidated Edison, Inc.	3,380	287,131
Dominion Energy, Inc.	4,286	347,423
DTE Energy Co.	2,370	259,420
Engie SA (France)	47,224	811,850
Hera SpA (Italy)	26,146	91,246
Iren SpA (Italy)	22,731	68,181
MDU Resources Group, Inc.	13,086	351,752
National Grid PLC (United Kingdom)	40,777	480,700
NiSource, Inc.	4,217	108,250
NorthWestern Corp.	1,555	92,834
Public Service Enterprise Group, Inc.	7,540	388,310
Qatar Electricity & Water Co. QSC (Qatar)	1,209	60,059
SCANA Corp.	19,087	759,281
Sempra Energy	2,579	275,747
Suez (France)	9,446	165,943
Unitil Corp.	1,234	56,295
Vectren Corp.	1,976	128,480
Veolia Environnement SA (France)	11,782	300,430
WEC Energy Group, Inc.	2,512	166,872
YTL Corp. Bhd (Malaysia)	371,790	125,668

COMMON STOCKS (continued)	Shares	Value
Multi-Utilities (continued)
YTL Power International Bhd (Malaysia)	377,772	$120,363

		6,425,294

Oil, Gas & Consumable Fuels — 1.8%
Aegean Marine Petroleum Network, Inc. (Greece)	5,000	21,499
Agritrade Resources Ltd. (Hong Kong)	105,000	42,434
Aker BP ASA (Norway)	15,472	381,128
AltaGas Ltd. (Canada)	2,900	66,029
Andeavor	1,426	163,049
Antero Resources Corp.*(a)	5,083	96,577
Bangchak Corp. PCL (Thailand)	48,400	60,460
Blue Ridge Mountain Resources, Inc.*	23,523	194,065
BP PLC (United Kingdom), ADR	56,761	2,385,665
Cabot Oil & Gas Corp.	2,636	75,390
Caltex Australia Ltd. (Australia)	3,972	105,223
Chevron Corp.	48,997	6,133,935
China Aviation Oil Singapore Corp. Ltd. (Singapore)	49,900	60,312
China Petroleum & Chemical Corp. (China) (Class H Stock)	2,513,200	1,840,752
Cosan SA Industria e Comercio (Brazil)	3,000	37,533
Cosmo Energy Holdings Co. Ltd. (Japan)	10,300	387,824
Delta Dunia Makmur Tbk PT (Indonesia)*	209,900	11,051
DNO ASA (Norway)*	355,982	411,578
E1 Corp. (South Korea)	1,513	80,477
Enagas SA (Spain)	3,995	114,254
Enbridge, Inc. (Canada), (NYSE)(a)	885	34,612
Enbridge, Inc. (Canada), (XTSE)	7,400	289,407
Energy Absolute PCL (Thailand)	68,700	110,505
Energy Earth PCL (Thailand)^	235,500	5,267
Eni SpA (Italy)	45,869	759,036
EQT Corp.	1,914	108,945
Esso Thailand PCL (Thailand)*	106,000	57,219
Exxon Mobil Corp.	44,812	3,748,076
Formosa Petrochemical Corp. (Taiwan)	74,000	286,228
GasLog Ltd. (Monaco)	3,400	75,649
Gazprom Neft PJSC (Russia), ADR	3,676	79,033
Gazprom PJSC (Russia), ADR(a)	735,850	3,245,099
Grupa Lotos SA (Poland)	7,555	124,999
Gulfport Energy Corp.*	4,803	61,286
Hellenic Petroleum SA (Greece)	7,474	68,205
HollyFrontier Corp.	42,268	2,164,967
Idemitsu Kosan Co. Ltd. (Japan)	55,600	2,227,099
Indo Tambangraya Megah Tbk PT (Indonesia)	19,800	30,149
Inner Mongolia Yitai Coal Co. Ltd. (China) (Class B Stock)	202,000	290,958
Itochu Enex Co. Ltd. (Japan)	1,200	11,541
JXTG Holdings, Inc. (Japan)	312,300	2,006,935
Koninklijke Vopak NV (Netherlands)	1,751	76,701
Kunlun Energy Co. Ltd. (China)	254,000	263,992
LUKOIL PJSC (Russia), ADR	44,729	2,559,393
Marathon Petroleum Corp.	19,508	1,287,138
MIE Holdings Corp. (Hong Kong)*	234,000	16,714
MOL Hungarian Oil & Gas PLC (Hungary)	36,848	427,228
Motor Oil Hellas Corinth Refineries SA (Greece)	4,297	96,845
Neste OYJ (Finland)	2,307	147,673

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
NewOcean Energy Holdings Ltd. (Hong Kong)*	218,000	$57,231
Novatek PJSC (Russia), GDR	4,328	520,226
Occidental Petroleum Corp.	6,609	486,819
OMV AG (Austria)	3,105	196,465
Parkland Fuel Corp. (Canada)	2,100	44,857
PetroChina Co. Ltd. (China) (Class H Stock)	1,626,000	1,130,635
Petron Corp. (Philippines)	247,700	45,484
Petronas Dagangan Bhd (Malaysia)	6,300	37,679
Peyto Exploration & Development Corp. (Canada)	4,000	47,828
Phillips 66	21,589	2,183,727
Polski Koncern Naftowy ORLEN SA (Poland)	17,272	524,979
Qatar Gas Transport Co. Ltd. (Qatar)	21,005	92,882
QGEP Participacoes SA (Brazil)	9,300	30,139
Range Resources Corp.	5,895	100,569
Repsol SA (Spain)	30,727	542,528
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XEQT)	110,784	3,691,872
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XLON)	4,264	142,346
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	97,190	3,272,773
Saras SpA (Italy)	81,672	196,123
Semirara Mining & Power Corp. (Philippines)	34,200	25,207
Shanxi Guoxin Energy Corp. Ltd. (China) (Class B Stock)*	26,300	23,120
Ship Finance International Ltd. (Norway)	2,230	34,565
Showa Shell Sekiyu KK (Japan)	10,400	140,732
SK Gas Ltd. (South Korea)	911	79,998
Snam SpA (Italy)	28,079	137,516
Star Petroleum Refining PCL (Thailand)	160,500	84,070
Statoil ASA (Norway)	17,138	366,898
StealthGas, Inc. (Greece)*	7,500	32,700
Sugih Energy Tbk PT (Indonesia)*	660,500	2,434
Suncor Energy, Inc. (Canada)	56,700	2,081,706
Surgutneftegas OJSC (Russia), ADR(a)	162,740	767,319
Thai Oil PCL (Thailand)	66,900	212,289
TOTAL SA (France)	46,971	2,592,789
TransCanada Corp. (Canada)	4,400	214,154
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)	3,317	106,298
Ultrapar Participacoes SA (Brazil)	6,300	142,444
United Tractors Tbk PT (Indonesia)	51,800	135,053
Valero Energy Corp.	30,064	2,763,182
Washington H Soul Pattinson & Co. Ltd. (Australia)	20,507	284,427
Whitehaven Coal Ltd. (Australia)	221,041	766,526
World Fuel Services Corp.	1,498	42,154

		57,710,877

Paper & Forest Products — 0.2%
Altri SGPS SA (Portugal)	9,897	61,393
Canfor Corp. (Canada)*	8,900	175,451
Chung Hwa Pulp Corp. (Taiwan)	83,838	32,854
Clearwater Paper Corp.*	932	42,313
Daiken Corp. (Japan)	1,100	28,603

COMMON STOCKS (continued)	Shares	Value
Paper & Forest Products (continued)
Duratex SA (Brazil)	9,290	$25,766
Empresas CMPC SA (Chile)	112,672	382,872
Ence Energia y Celulosa SA (Spain)	97,802	644,791
Evergreen Fibreboard Bhd (Malaysia)	112,800	18,098
Fibria Celulose SA (Brazil)	9,100	131,270
Hokuetsu Kishu Paper Co. Ltd. (Japan)	37,700	224,951
Holmen AB (Sweden) (Class B Stock)	4,030	214,194
Indah Kiat Pulp & Paper Corp. Tbk PT (Indonesia)	270,600	107,670
Jaya Tiasa Holdings Bhd (Malaysia)	88,400	23,576
Lee & Man Paper Manufacturing Ltd. (Hong Kong)	121,000	142,472
Long Chen Paper Co. Ltd. (Taiwan)	36,000	50,472
Mondi Ltd. (South Africa)	10,154	261,615
Nippon Paper Industries Co. Ltd. (Japan)	8,400	159,439
Oji Holdings Corp. (Japan)	39,000	258,993
Sappi Ltd. (South Africa)	25,209	182,230
Schweitzer-Mauduit International, Inc.	1,856	84,188
Semapa-Sociedade de Investimento e Gestao (Portugal)	12,963	277,131
Shandong Chenming Paper Holdings Ltd. (China) (Class B Stock)	40,100	66,998
Suzano Papel e Celulose SA (Brazil)	21,300	120,014
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	98,940	1,019,114
Ta Ann Holdings Bhd (Malaysia)	28,880	26,128
YFY, Inc. (Taiwan)*	222,000	103,948

		4,866,544

Personal Products — 0.2%
Amorepacific Corp. (South Korea)	475	135,015
Asaleo Care Ltd. (Australia)	29,183	34,028
Beiersdorf AG (Germany)	861	100,937
Ci:z Holdings Co. Ltd. (Japan)	1,000	50,989
Edgewell Personal Care Co.*	1,365	81,067
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S (Turkey)	1,538	1,787
Estee Lauder Cos., Inc. (The) (Class A Stock)	5,235	666,102
Fancl Corp. (Japan)	4,400	129,941
Golden Throat Holdings Group Co. Ltd. (China), 144A	37,500	9,289
Grape King Bio Ltd. (Taiwan)	6,000	41,887
Hengan International Group Co. Ltd. (China)	35,000	387,520
Kao Corp. (Japan)	5,300	358,119
Karex Bhd (Malaysia)	30,400	9,750
Kobayashi Pharmaceutical Co. Ltd. (Japan)	1,700	110,166
LG Household & Health Care Ltd. (South Korea)	141	156,516
L’Oreal SA (France)	2,699	598,045
Mandom Corp. (Japan)	14,100	461,389
Microbio Co. Ltd. (Taiwan)*	47,886	35,686
Natura Cosmeticos SA (Brazil)	2,200	21,926
Oriflame Holding AG (Switzerland)	1,209	49,825
Pola Orbis Holdings, Inc. (Japan)	1,200	42,049
Shiseido Co. Ltd. (Japan)	8,000	385,481
TCI Co. Ltd. (Taiwan)	1,150	11,084
Unilever NV (United Kingdom), CVA	15,173	854,283

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Personal Products (continued)
Unilever PLC (United Kingdom), ADR	14,411	$797,505
YA-MAN Ltd. (Japan)	3,600	60,455

		5,590,841

Pharmaceuticals — 1.2%
Adcock Ingram Holdings Ltd. (South Africa)	385	1,810
Allergan PLC	8,415	1,376,525
Ascendis Health Ltd. (South Africa)	10,213	14,606
ASKA Pharmaceutical Co. Ltd. (Japan)	8,800	155,093
Aspen Pharmacare Holdings Ltd. (South Africa)	8,717	195,393
Astellas Pharma, Inc. (Japan)	37,000	470,021
AstraZeneca PLC (United Kingdom)	8,425	581,371
AstraZeneca PLC (United Kingdom), ADR(a)	16,906	586,638
Bayer AG (Germany)	29,642	3,683,400
Bristol-Myers Squibb Co.	11,082	679,105
Catalent, Inc.*	1,865	76,614
Center Laboratories, Inc. (Taiwan)*	12,410	20,373
China Animal Healthcare Ltd. (China)*^	24,000	31
China Chemical & Pharmaceutical Co. Ltd. (Taiwan)	40,000	25,042
China Medical System Holdings Ltd. (China)	59,000	137,340
China Resources Pharmaceutical Group Ltd. (China), 144A	118,500	153,319
China Shineway Pharmaceutical Group Ltd. (China)	29,000	27,045
Chugai Pharmaceutical Co. Ltd. (Japan)	2,200	112,439
Consun Pharmaceutical Group Ltd. (China)	65,000	58,929
CSPC Pharmaceutical Group Ltd. (China)	158,000	318,310
Daiichi Sankyo Co. Ltd. (Japan)	9,600	249,620
Daito Pharmaceutical Co. Ltd. (Japan)	2,680	75,596
Dawnrays Pharmaceutical Holdings Ltd. (Hong Kong)	48,000	26,217
Dechra Pharmaceuticals PLC (United Kingdom)	1,241	35,015
Eisai Co. Ltd. (Japan)	2,800	159,067
Eli Lilly & Co.	7,619	643,501
Formosa Laboratories, Inc. (Taiwan)	6,000	13,907
Genomma Lab Internacional SAB de CV (Mexico) (Class B Stock)*	22,100	23,064
GlaxoSmithKline PLC (United Kingdom), ADR	1,595	56,575
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (China) (Class H Stock)	8,000	23,586
H. Lundbeck A/S (Denmark)	884	44,829
Hanmi Science Co. Ltd. (South Korea)*	1,102	114,080
Hisamitsu Pharmaceutical Co., Inc. (Japan)	1,500	90,622
Hypermarcas SA (Brazil)	8,500	92,249
Impax Laboratories, Inc.*(a)	1,286	21,412
Johnson & Johnson	24,545	3,429,427
Kalbe Farma Tbk PT (Indonesia)	357,000	44,463
Kissei Pharmaceutical Co. Ltd. (Japan)	2,300	65,017
KYORIN Holdings, Inc. (Japan)	3,500	65,314
Kyowa Hakko Kirin Co. Ltd. (Japan)	5,800	111,660
Livzon Pharmaceutical Group, Inc. (China) (Class H Stock)	4,940	38,988
Lotus Pharmaceutical Co. Ltd. (Taiwan)*	5,000	8,528
Luye Pharma Group Ltd. (China)(a)	160,500	126,654

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Medicines Co. (The)*	243	$6,644
Mega Lifesciences PCL (Thailand)	27,100	36,549
Merck & Co., Inc.	26,058	1,466,284
Merck KGaA (Germany)	6,027	646,917
Mitsubishi Tanabe Pharma Corp. (Japan)	2,900	59,769
Mylan NV*	14,028	593,525
Nichi-iko Pharmaceutical Co. Ltd. (Japan)	5,700	87,747
Nippon Shinyaku Co. Ltd. (Japan)	1,000	74,385
Novartis AG (Switzerland)	40,857	3,438,219
Novo Nordisk A/S (Denmark) (Class B Stock)	38,224	2,053,986
Oneness Biotech Co. Ltd. (Taiwan)*	12,000	8,169
Ono Pharmaceutical Co. Ltd. (Japan)	6,000	139,570
Orion OYJ (Finland) (Class B Stock)	1,390	51,826
Otsuka Holdings Co. Ltd. (Japan)	10,000	438,572
Perrigo Co. PLC	2,228	194,192
Pfizer, Inc.	72,431	2,623,451
Phytohealth Corp. (Taiwan)*	10,000	7,805
Prestige Brands Holdings, Inc.*	676	30,021
Recordati SpA (Italy)	1,314	58,393
Richter Gedeon Nyrt (Hungary)	8,568	224,084
Roche Holding AG (Switzerland)	18,682	4,723,844
Rohto Pharmaceutical Co. Ltd. (Japan)	17,800	473,408
Sanofi (France)	22,037	1,897,203
Santen Pharmaceutical Co. Ltd. (Japan)	4,400	68,906
Sawai Pharmaceutical Co. Ltd. (Japan)	1,700	75,870
ScinoPharm Taiwan Ltd. (Taiwan)	10,986	13,040
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. (China) (Class H Stock)	27,000	16,024
Shionogi & Co. Ltd. (Japan)	16,500	891,576
Sihuan Pharmaceutical Holdings Group Ltd. (China)	475,000	170,489
Sino Biopharmaceutical Ltd. (Hong Kong)	177,000	312,920
Sinphar Pharmaceutical Co. Ltd. (Taiwan)	13,200	9,586
SSY Group Ltd. (Hong Kong)	136,000	83,523
Standard Chemical & Pharmaceutical Co. Ltd. (Taiwan)	8,000	9,642
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	88,200	1,305,640
Synmosa Biopharma Corp. (Taiwan)	10,757	9,344
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	1,100	87,617
Takeda Pharmaceutical Co. Ltd. (Japan)	6,800	385,000
Tianjin ZhongXin Pharmaceutical Group Corp. Ltd. (China) (Class S Stock)	21,200	19,362
Tong Ren Tang Technologies Co. Ltd. (China) (Class H Stock)	59,000	85,146
Towa Pharmaceutical Co. Ltd. (Japan)	900	49,022
Tsumura & Co. (Japan)	2,300	76,194
TTY Biopharm Co. Ltd. (Taiwan)	8,000	27,510
TWi Pharmaceuticals, Inc. (Taiwan)*	3,000	8,489
UCB SA (Belgium)	2,696	213,773
Valeant Pharmaceuticals International, Inc.*	13,900	289,722
Vifor Pharma AG (Switzerland)	860	110,097
YiChang HEC ChangJiang Pharmaceutical Co. Ltd. (China) (Class H Stock), 144A	20,400	71,306
YungShin Global Holding Corp. (Taiwan)	15,400	20,639

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Zoetis, Inc.	1,950	$140,478

		38,118,273

Professional Services — 0.2%
51job, Inc. (China), ADR*	800	48,680
Adecco Group AG (Switzerland)	22,326	1,706,155
Amadeus Fire AG (Germany)	1,021	94,615
Bureau Veritas SA (France)	3,761	102,723
DKSH Holding AG (Switzerland)	902	78,909
en-japan, Inc. (Japan)	800	37,639
Equifax, Inc.	1,149	135,490
Experian PLC (United Kingdom)	12,353	272,293
Forrester Research, Inc.	1,005	44,421
FTI Consulting, Inc.*	1,725	74,106
Hays PLC (United Kingdom)	235,238	579,372
Huron Consulting Group, Inc.*	791	31,996
IHS Markit Ltd.*	24,108	1,088,477
Intertek Group PLC (United Kingdom)	2,654	185,603
Link And Motivation, Inc. (Japan)	4,100	33,427
McMillan Shakespeare Ltd. (Australia)	16,734	225,614
Meitec Corp. (Japan)	3,900	204,614
Nielsen Holdings PLC	4,993	181,745
Pagegroup PLC (United Kingdom)	96,253	606,485
Persol Holdings Co. Ltd. (Japan)	3,200	80,116
Recruit Holdings Co. Ltd. (Japan)	13,100	325,272
RELX NV (United Kingdom)	7,097	163,120
RELX PLC (United Kingdom)	11,955	280,323
RPX Corp.	2,808	37,740
SGS SA (Switzerland)	37	96,460
Sporton International, Inc. (Taiwan)	3,049	16,441
Stantec, Inc. (Canada)	2,700	75,523
Synergie SA (France)	221	11,612
TechnoPro Holdings, Inc. (Japan)	1,300	70,480
Teleperformance (France)	1,193	170,777
Verisk Analytics, Inc.*	1,228	117,888
Wolters Kluwer NV (Netherlands)	5,856	305,271
Yumeshin Holdings Co. Ltd. (Japan)	18,200	174,561

		7,657,948

Real Estate Management & Development — 1.3%
Aeon Mall Co. Ltd. (Japan)	4,420	86,326
Agile Group Holdings Ltd. (China)	160,000	242,051
Aliansce Shopping Centers SA (Brazil)*	2,800	15,228
Allreal Holding AG (Switzerland)*	840	142,035
Attacq Ltd. (South Africa)*	24,578	39,496
Azrieli Group Ltd. (Israel)	2,536	141,724
Bangkok Land PCL (Thailand)	1,467,900	80,576
Bayside Land Corp. (Israel)	101	50,383
Belle Corp. (Philippines)	272,900	21,180
BR Malls Participacoes SA (Brazil)	21,575	82,798
BR Properties SA (Brazil)	7,500	23,967
BUWOG AG (Austria)*	2,736	94,288
C C Land Holdings Ltd. (Hong Kong)*	322,000	71,240
CA Immobilien Anlagen AG (Austria)	3,421	105,787
Carnival Group International Holdings Ltd. (Hong Kong)*	290,000	16,503
Castellum AB (Sweden)	116,680	1,967,827
Cathay Real Estate Development Co. Ltd. (Taiwan)	54,400	30,059

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
CBRE Group, Inc. (Class A Stock)*	5,834	$252,671
Central China Real Estate Ltd. (China)*	145,000	67,846
China Aoyuan Property Group Ltd. (China)	226,000	123,692
China Electronics Optics Valley Union Holding Co. Ltd. (China)	212,000	20,321
China Logistics Property Holdings Co. Ltd. (China)*	151,000	48,928
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (China) (Class A Stock)	23,324	69,997
China Minsheng Drawin Technology Group Ltd. (Hong Kong)*	260,000	7,310
China SCE Property Holdings Ltd. (China)	257,000	110,653
China Vanke Co. Ltd. (China) (Class H Stock)	99,227	394,873
China Vast Industrial Urban Development Co. Ltd. (Hong Kong), 144A	42,000	20,717
Chong Hong Construction Co. Ltd. (Taiwan)	14,820	38,122
CIFI Holdings Group Co. Ltd. (China)	350,000	210,286
City Developments Ltd. (Singapore)	121,500	1,129,965
CK Asset Holdings Ltd. (Hong Kong)	454,500	3,961,954
Corp Inmobiliaria Vesta SAB de CV (Mexico)	37,500	46,612
Country Garden Holdings Co. Ltd. (China)	492,000	934,699
Daibiru Corp. (Japan)	2,600	32,671
Daito Trust Construction Co. Ltd. (Japan)	900	183,358
Da-Li Development Co. Ltd. (Taiwan)	13,047	15,298
Deutsche EuroShop AG (Germany)	2,621	106,516
Deutsche Wohnen SE (Germany)	8,880	387,316
Deyaar Development PJSC (United Arab Emirates)*	1,170,627	155,962
Emaar Malls PJSC (United Arab Emirates)	165,871	96,063
Entra ASA (Norway), 144A	75,514	1,120,536
Etalon Group PLC (Russia), GDR	7,973	23,919
Fabege AB (Sweden)	10,577	225,383
Farglory Land Development Co. Ltd. (Taiwan)	43,000	46,374
First Capital Realty, Inc. (Canada)	5,400	89,012
Fullshare Holdings Ltd. (Hong Kong)*	375,000	172,816
Globe Trade Centre SA (Poland)	8,335	23,425
Glorious Property Holdings Ltd. (Hong Kong)*	576,000	55,240
Goldcrest Co. Ltd. (Japan)	2,800	56,462
Grainger PLC (United Kingdom)	58,226	227,752
Great Eagle Holdings Ltd. (Hong Kong)	29,000	152,155
Greattown Holdings Ltd. (China) (Class B Stock)	34,000	23,745
Grupo GICSA SA de CV (Mexico)*	29,200	13,677
Guorui Properties Ltd. (China)	100,000	29,776
Hang Lung Group Ltd. (Hong Kong)	47,000	172,807
Hanson International Tbk PT (Indonesia)*	2,093,800	16,967
Helbor Empreendimentos SA (Brazil)*	11,700	6,913
Hemfosa Fastigheter AB (Sweden)	19,268	258,191
Henderson Land Development Co. Ltd. (Hong Kong)	50,435	331,610
Highwealth Construction Corp. (Taiwan)	60,000	85,116
Hong Pu Real Estate Development Co. Ltd. (Taiwan)	40,000	28,815
Hongkong Land Holdings Ltd. (Hong Kong)	376,400	2,647,534
Hopefluent Group Holdings Ltd. (China)	74,000	32,421

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
Hopson Development Holdings Ltd. (China)	130,000	$127,346
Huaku Development Co. Ltd. (Taiwan)	15,000	34,980
Huang Hsiang Construction Corp. (Taiwan)	9,000	9,115
Hung Sheng Construction Ltd. (Taiwan)	39,000	33,531
Hydoo International Holding Ltd. (China)*	398,000	42,646
Hysan Development Co. Ltd. (Hong Kong)	37,000	196,086
Iguatemi Empresa de Shopping Centers SA (Brazil)	1,500	17,812
IMMOFINANZ AG (Austria)*	36,734	94,347
Intershop Holding AG (Switzerland)	390	194,928
Intiland Development Tbk PT (Indonesia)	350,200	9,029
IOI Properties Group Bhd (Malaysia)	241,500	110,455
Jiayuan International Group Ltd. (Hong Kong)*	68,000	63,167
Kawasan Industri Jababeka Tbk PT (Indonesia)	555,339	11,702
KEE TAI Properties Co. Ltd. (Taiwan)	96,000	33,165
Kerry Properties Ltd. (Hong Kong)	59,000	265,045
Kuoyang Construction Co. Ltd. (Taiwan)*	43,000	25,600
LAMDA Development SA (Greece)*	4,859	40,258
LBS Bina Group Bhd (Malaysia)	22,900	13,300
LendLease Group (Australia)	11,984	152,356
Lippo Karawaci Tbk PT (Indonesia)	1,043,000	37,510
Liu Chong Hing Investment Ltd. (Hong Kong)	40,000	69,065
Logan Property Holdings Co. Ltd. (China)	150,000	154,919
Longfor Properties Co. Ltd. (China)	132,500	331,494
LPN Development PCL (Thailand)	71,700	29,012
LPS Brasil Consultoria de Imoveis SA (Brazil)*	2,700	4,550
LSR Group PJSC (Russia), GDR	5,240	14,384
LVGEM China Real Estate Investment Co. Ltd. (China)	200,000	76,189
Mah Sing Group Bhd (Malaysia)	127,800	45,748
Matrix Concepts Holdings Bhd (Malaysia)	48,375	26,177
Mingfa Group International Co. Ltd. (Hong Kong)*^	88,000	1
Mitsubishi Estate Co. Ltd. (Japan)	14,300	248,291
Mitsui Fudosan Co. Ltd. (Japan)	108,600	2,428,891
Mobimo Holding AG (Switzerland)*	375	100,603
Modernland Realty Tbk PT (Indonesia)	681,200	14,726
Multiplan Empreendimentos Imobiliarios SA (Brazil)	2,500	53,435
Nam Tai Property, Inc. (China)(a)	2,185	27,422
New World Development Co. Ltd. (Hong Kong)	285,000	427,152
Nexity SA (France)*	4,766	283,501
Parque Arauco SA (Chile)	33,700	104,419
Ping An Securities Group Holdings Ltd. (Hong Kong)*	1,980,000	19,994
Platinum Group PCL (The) (Thailand) (Class F Stock)	138,700	34,654
Powerlong Real Estate Holdings Ltd. (China)	331,000	160,092
PP Properti Tbk PT (Indonesia)	314,000	4,367
Prince Housing & Development Corp. (Taiwan)	212,000	85,707
Property Perfect PCL (Thailand)	965,700	25,771
PSP Swiss Property AG (Switzerland)	10,876	1,031,026

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
Puradelta Lestari Tbk PT (Indonesia)	194,000	$2,444
Quality Houses PCL (Thailand)	472,600	46,958
Radium Life Tech Co. Ltd. (Taiwan)*	138,260	58,927
Realogy Holdings Corp.	38,622	1,023,483
Red Star Macalline Group Corp. Ltd. (China) (Class H Stock), 144A	216,400	350,704
Redco Properties Group Ltd. (China), 144A	52,000	23,692
Relo Group, Inc. (Japan)	1,200	32,636
Robinsons Land Corp. (Philippines)	107,600	45,847
Ronshine China Holdings Ltd. (China)*	42,000	46,751
SAMTY Co. Ltd. (Japan)(a)	13,200	196,487
Sansiri PCL (Thailand)	564,600	37,685
Savills PLC (United Kingdom)	29,064	388,954
SC Asset Corp. PCL (Thailand)	293,900	35,161
Selvaag Bolig ASA (Norway)	11,770	48,558
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. (China) (Class B Stock)	13,000	17,983
Shanghai Lingang Holdings Corp. Ltd. (China) (Class B Stock)*	24,600	41,267
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. (China) (Class B Stock)	27,340	39,551
Shanghai Shibei Hi-Tech Co. Ltd. (China) (Class B Stock)	96,800	55,416
Shanghai SMI Holding Co. Ltd. (China) (Class A Stock)*	3,900	5,267
Shenzhen SEG Co. Ltd. (China) (Class B Stock)	34,400	16,292
Shining Building Business Co. Ltd. (Taiwan)*	26,250	9,421
Siam Future Development PCL (Thailand)	152,324	36,441
Sime Darby Property Bhd (Malaysia)*	123,800	54,451
Sinyi Realty, Inc. (Taiwan)	16,497	21,549
SM Prime Holdings, Inc. (Philippines)	187,700	140,938
SOHO China Ltd. (China)	158,500	92,544
Sonae Sierra Brasil SA (Brazil)	2,400	18,341
SP Setia Bhd Group (Malaysia)	43,500	43,016
St. Joe Co. (The)*	3,082	55,630
Sumitomo Realty & Development Co. Ltd. (Japan)	74,000	2,428,605
Sun Hung Kai Properties Ltd. (Hong Kong)	176,000	2,930,234
Sunway Bhd (Malaysia)	181,699	73,153
Supalai PCL (Thailand)	60,100	43,685
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	14,000	129,533
Swire Properties Ltd. (Hong Kong)	59,800	192,677
Swiss Prime Site AG (Switzerland)*	2,465	227,703
TAG Immobilien AG (Germany)	4,319	81,988
Taiwan Land Development Corp. (Taiwan)*	156,882	53,993
Takara Leben Co. Ltd. (Japan)	193,300	852,885
TICON Industrial Connection PCL (Thailand) (Class F Stock)	52,800	26,385
Times Property Holdings Ltd. (China)	123,000	120,803
Tosei Corp. (Japan)	18,700	182,027
United Development Co. QSC (Qatar)	37,682	148,639
Unizo Holdings Co. Ltd. (Japan)	7,400	200,529
UOA Development Bhd (Malaysia)	37,500	22,151
Vista Land & Lifescapes, Inc. (Philippines)	543,300	65,133

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
Vonovia SE (Germany)	103,323	$5,119,361
WHA Corp. PCL (Thailand)	514,750	63,173
Wharf Real Estate Investment Co. Ltd. (Hong Kong)*	78,000	519,145
Xinyuan Real Estate Co. Ltd. (China), ADR	8,100	55,161
Yanlord Land Group Ltd. (Singapore)	576,200	696,717
Yida China Holdings Ltd. (China)	172,000	57,317
Ying Li International Real Estate Ltd. (Singapore)*	342,600	38,623
Yuzhou Properties Co. Ltd. (China)	164,000	87,418
Zall Group Ltd. (China)*	92,000	100,612

		42,285,956

Road & Rail — 0.4%
Aurizon Holdings Ltd. (Australia)	21,704	83,631
Blue Bird Tbk PT (Indonesia)	45,600	11,638
BTS Group Holdings PCL (Thailand)	346,100	88,117
Canadian National Railway Co. (Canada)	8,600	709,141
CAR, Inc. (China)*	48,000	42,069
Central Japan Railway Co. (Japan)	5,100	912,699
CJ Logistics Corp. (South Korea)*	343	44,853
ComfortDelGro Corp. Ltd. (Singapore)	44,000	65,010
Cosan Logistica SA (Brazil)*	6,900	19,304
CSX Corp.	35,060	1,928,651
Dazhong Transportation Group Co. Ltd. (China) (Class B Stock)	76,000	50,346
DSV A/S (Denmark)	2,644	208,045
East Japan Railway Co. (Japan)	8,300	809,401
Evergreen International Storage & Transport Corp. (Taiwan)	87,000	41,319
Firstgroup PLC (United Kingdom)*	70,490	104,848
Guangshen Railway Co. Ltd. (China) (Class H Stock)	114,000	76,567
Hamakyorex Co. Ltd. (Japan)	13,300	380,422
Hankyu Hanshin Holdings, Inc. (Japan)	5,100	204,857
Heartland Express, Inc.	2,036	47,520
Hitachi Transport System Ltd. (Japan)	2,700	70,258
Ichinen Holdings Co. Ltd. (Japan)	10,200	146,037
J.B. Hunt Transport Services, Inc.	865	99,458
JSL SA (Brazil)*	2,600	6,466
Kansas City Southern	1,651	173,718
Keikyu Corp. (Japan)	2,500	47,970
Keio Corp. (Japan)	3,400	149,344
Keisei Electric Railway Co. Ltd. (Japan)	7,000	224,750
Kintetsu Group Holdings Co. Ltd. (Japan)	3,100	118,637
Knight-Swift Transportation Holdings, Inc.	796	34,801
Landstar System, Inc.	380	39,558
Localiza Rent a Car SA (Brazil)	5,985	39,803
MTR Corp. Ltd. (Hong Kong)	24,730	144,748
Nagoya Railroad Co. Ltd. (Japan)	3,400	85,623
Nankai Electric Railway Co. Ltd. (Japan)	2,600	64,342
National Express Group PLC (United Kingdom)	22,977	118,326
Nikkon Holdings Co. Ltd. (Japan)	13,700	385,077
Nippon Express Co. Ltd. (Japan)	3,000	199,222
Nobina AB (Sweden), 144A	22,743	149,658
Norfolk Southern Corp.	3,671	531,928
Odakyu Electric Railway Co. Ltd. (Japan)	4,500	96,150
Old Dominion Freight Line, Inc.	865	113,791

COMMON STOCKS (continued)	Shares	Value
Road & Rail (continued)
PKP Cargo SA (Poland)*	3,308	$52,316
Ryder System, Inc.	20,173	1,697,961
Sankyu, Inc. (Japan)	3,000	129,136
Seino Holdings Co. Ltd. (Japan)	7,900	125,330
Senko Group Holdings Co. Ltd. (Japan)	19,000	137,249
Shanghai Jinjiang International Industrial Investment Co. Ltd. (China) (Class B Stock)	5,400	7,055
Tobu Railway Co. Ltd. (Japan)	6,000	193,641
Tokyu Corp. (Japan)	14,000	223,161
Union Pacific Corp.	8,906	1,194,295
Werner Enterprises, Inc.	2,409	93,108
West Japan Railway Co. (Japan)	4,200	306,407

		13,027,762

Semiconductors & Semiconductor Equipment — 1.0%
ams AG (Austria)*	1,167	105,721
Applied Materials, Inc.	35,472	1,813,329
Ardentec Corp. (Taiwan)	37,714	47,414
ASM International NV (Netherlands)	8,101	547,078
ASML Holding NV (Netherlands)	5,319	924,750
BE Semiconductor Industries NV (Netherlands)	9,357	781,632
Broadcom Ltd.	875	224,788
Chen Full International Co. Ltd. (Taiwan)	15,000	24,835
ChipMOS TECHNOLOGIES, Inc. (Taiwan)	44,000	39,106
Cirrus Logic, Inc.*	1,604	83,183
Dialog Semiconductor PLC (United Kingdom)*	8,143	252,168
Disco Corp. (Japan)	800	177,312
Everlight Electronics Co. Ltd. (Taiwan)	60,000	90,469
Formosa Advanced Technologies Co. Ltd. (Taiwan)	25,000	26,370
Gigasolar Materials Corp. (Taiwan)	3,000	25,156
Global Lighting Technologies, Inc. (Taiwan)	24,000	36,346
Grand Plastic Technology Corp. (Taiwan)	1,000	5,828
Greatek Electronics, Inc. (Taiwan)	36,000	62,819
Hanergy Thin Film Power Group Ltd. (China)*^	148,000	—
Himax Technologies, Inc. (Taiwan), ADR(a)	4,700	48,974
Holtek Semiconductor, Inc. (Taiwan)	9,000	20,761
Hua Hong Semiconductor Ltd. (China), 144A	58,000	122,653
Intel Corp.	87,717	4,049,017
JA Solar Holdings Co. Ltd. (China), ADR*(a) .	9,400	70,124
King Yuan Electronics Co. Ltd. (Taiwan)	106,000	107,383
Kinsus Interconnect Technology Corp. (Taiwan)	27,000	49,034
KLA-Tencor Corp.	2,213	232,520
Kulicke & Soffa Industries, Inc. (Singapore)*	2,624	63,855
Land Mark Optoelectronics Corp. (Taiwan)	1,000	12,807
Lite-On Semiconductor Corp. (Taiwan)	27,000	39,060
Malaysian Pacific Industries Bhd (Malaysia)	7,900	24,585
Maxim Integrated Products, Inc.	37,485	1,959,715
Megachips Corp. (Japan)	2,900	86,574
Melexis NV (Belgium)	1,715	173,399
Micron Technology, Inc.*	42,089	1,730,700
MKS Instruments, Inc.	1,457	137,687
Nanya Technology Corp. (Taiwan)	66,000	167,997

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
On-Bright Electronics, Inc. (Taiwan)	2,020	$15,306
OptoTech Corp. (Taiwan)	47,300	33,917
Orient Semiconductor Electronics Ltd. (Taiwan)*	97,000	30,797
Phison Electronics Corp. (Taiwan)	8,000	78,163
Powertech Technology, Inc. (Taiwan)	53,000	156,088
QUALCOMM, Inc.	24,901	1,594,162
Rambus, Inc.*	2,364	33,616
Rudolph Technologies, Inc.*	2,597	62,068
SCREEN Holdings Co. Ltd. (Japan)	7,100	577,453
Semiconductor Manufacturing International Corp. (China)*	325,300	560,612
Shindengen Electric Manufacturing Co. Ltd. (Japan)	300	23,651
Shinko Electric Industries Co. Ltd. (Japan)	24,400	197,145
Sigurd Microelectronics Corp. (Taiwan)	31,000	34,264
Silergy Corp. (China)	6,000	136,792
Silicon Integrated Systems Corp. (Taiwan)*	91,000	27,301
Silicon Motion Technology Corp. (Taiwan), ADR	2,500	132,400
Siliconware Precision Industries Co. Ltd. (Taiwan)	140,000	236,298
Sitronix Technology Corp. (Taiwan)	14,000	39,293
SK Hynix, Inc. (South Korea)	22,271	1,581,828
Solartech Energy Corp. (Taiwan)*	51,000	25,456
Sonix Technology Co. Ltd. (Taiwan)	12,000	14,694
Spi Energy Co. Ltd.	6,700	4,221
STMicroelectronics NV (Switzerland), (CHI-X)	87,473	1,908,966
Taiwan Semiconductor Co. Ltd. (Taiwan)	18,000	41,643
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	173,000	6,859,450
Taiwan Surface Mounting Technology Corp. (Taiwan)	49,000	57,788
Tokyo Electron Ltd. (Japan)	12,700	2,290,946
Tokyo Seimitsu Co. Ltd. (Japan)	10,100	397,453
Topco Scientific Co. Ltd. (Taiwan)	11,762	31,872
Tyntek Corp. (Taiwan)	37,000	19,531
Ulvac, Inc. (Japan)	2,200	137,977
United Microelectronics Corp. (Taiwan)	1,407,000	668,108
Vanguard International Semiconductor Corp. (Taiwan)	49,000	108,499
Visual Photonics Epitaxy Co. Ltd. (Taiwan)	6,750	21,078
Winbond Electronics Corp. (Taiwan)	241,843	189,607
Xilinx, Inc.	3,791	255,589
Xperi Corp.	1,015	24,766
Youngtek Electronics Corp. (Taiwan)	12,130	23,384

		32,997,331

Software — 0.7%
Activision Blizzard, Inc.	6,853	433,932
Adobe Systems, Inc.*	11,464	2,008,951
ANSYS, Inc.*	1,010	149,066
Asseco Poland SA (Poland)	12,244	154,446
AVEVA Group PLC (United Kingdom)	2,373	88,489
BAIOO Family Interactive Ltd. (China), 144A	332,000	21,225
CA, Inc.	5,771	192,059
Cadence Design Systems, Inc.*	46,883	1,960,647

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Capcom Co. Ltd. (Japan)	16,000	$505,998
CD Projekt SA (Poland)	1,263	35,178
Changyou.com Ltd. (China), ADR*	3,000	109,290
Check Point Software Technologies Ltd. (Israel)*(a)	2,274	235,632
ComArch SA (Poland)	115	6,271
Cyberlink Corp. (Taiwan)	11,000	24,687
Dassault Systemes SE (France)	1,670	177,319
Dell Technologies, Inc. (Class V Stock)*	6,887	559,775
Electronic Arts, Inc.*	16,321	1,714,684
Feiyu Technology International Co. Ltd. (Hong Kong), 144A*	63,000	7,541
Forgame Holdings Ltd. (China)*	12,600	17,580
Fuji Soft, Inc. (Japan)	3,700	118,585
Gamania Digital Entertainment Co. Ltd. (Taiwan)*	8,000	22,563
Gemalto NV (Netherlands)	2,867	169,784
Intuit, Inc.	5,455	860,690
IRESS Ltd. (Australia)	11,449	102,957
Koei Tecmo Holdings Co. Ltd. (Japan)	900	18,138
Konami Holdings Corp. (Japan)	32,700	1,798,246
Linx SA (Brazil)	1,900	12,269
Logo Yazilim Sanayi Ve Ticaret A/S (Turkey)*	1,842	28,533
Marvelous, Inc. (Japan)	8,600	79,165
Micro Focus International PLC (United Kingdom)	4,763	161,879
Microsoft Corp.	62,341	5,332,649
Miroku Jyoho Service Co. Ltd. (Japan)	600	16,133
National Agricultural Holdings Ltd. (China)*^	100,000	8,483
NSD Co. Ltd. (Japan)	7,100	151,139
Open Text Corp. (Canada)	5,200	184,958
Oracle Corp.	40,015	1,891,909
Sage Group PLC (The) (United Kingdom)	19,794	212,795
SAP SE (Germany)	13,700	1,532,688
Shanghai Baosight Software Co. Ltd. (China) (Class B Stock)	13,500	20,370
SimCorp A/S (Denmark)	1,192	67,848
Software AG (Germany)	11,333	635,674
Square Enix Holdings Co. Ltd. (Japan)	2,100	99,640
SS&C Technologies Holdings, Inc.	2,854	115,530
Symantec Corp.	8,815	247,349
Synopsys, Inc.*	2,001	170,565
Take-Two Interactive Software, Inc.*	1,015	111,427
TOTVS SA (Brazil)	3,686	33,214
Trend Micro, Inc. (Japan)	2,000	113,206
Ubisoft Entertainment SA (France)*	2,326	178,710
Verint Systems, Inc.*	2,244	93,911
VMware, Inc. (Class A Stock)*(a)	2,274	284,978
Zynga, Inc. (Class A Stock)*	13,437	53,748

		23,332,503

Specialty Retail — 0.4%
Aaron’s, Inc.	2,184	87,032
Ace Hardware Indonesia Tbk PT (Indonesia)	145,500	12,391
Adastria Co. Ltd. (Japan)	1,580	31,923
Advance Auto Parts, Inc.(a)	778	77,559
Alpen Co. Ltd. (Japan)	10,800	232,360

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (continued)
American Eagle Outfitters, Inc.	2,918	$54,858
AOKI Holdings, Inc. (Japan)	5,000	73,353
Aoyama Trading Co. Ltd. (Japan)	6,500	242,899
Arcland Sakamoto Co. Ltd. (Japan)	4,600	74,464
Autobacs Seven Co. Ltd. (Japan)	11,300	216,660
AutoNation, Inc.*(a)	1,616	82,949
Beauty Community PCL (Thailand)	29,600	18,870
Bed Bath & Beyond, Inc.	3,312	72,831
Best Buy Co., Inc.	7,236	495,449
Bic Camera, Inc. (Japan)	5,600	80,661
Buckle, Inc. (The)	852	20,235
Cashbuild Ltd. (South Africa)	1,238	44,309
Cato Corp. (The) (Class A Stock)	1,044	16,620
Chico’s FAS, Inc.	3,436	30,306
Children’s Place, Inc. (The)	397	57,704
China Rundong Auto Group Ltd. (China), 144A*	39,000	17,021
China Yongda Automobiles Services Holdings Ltd. (China)	65,500	75,220
Chiyoda Co. Ltd. (Japan)	2,400	64,436
Cia Hering (Brazil)	4,900	37,846
Clas Ohlson AB (Sweden) (Class B Stock)	1,650	22,634
DCM Holdings Co. Ltd. (Japan)	6,600	61,443
Dick’s Sporting Goods, Inc.	2,412	69,321
DNA 2002 PCL (Thailand)*	136,400	3,804
DSW, Inc. (Class A Stock)	2,050	43,891
EDION Corp. (Japan)	7,400	86,036
Fast Retailing Co. Ltd. (Japan)	500	198,807
FF Group (Greece)*	5,144	117,232
Fielmann AG (Germany)	1,266	111,514
Finish Line, Inc. (The) (Class A Stock)	1,069	15,533
Foot Locker, Inc.	3,323	155,782
GameStop Corp. (Class A Stock)(a)	3,168	56,866
Gap, Inc. (The)(a)	3,701	126,056
Geo Holdings Corp. (Japan)	6,700	129,578
Giordano International Ltd. (Hong Kong)	342,000	181,787
Grand Baoxin Auto Group Ltd. (China)*	151,000	75,343
Haverty Furniture Cos., Inc.	1,125	25,481
Hengdeli Holdings Ltd. (Hong Kong)	324,000	15,506
Hennes & Mauritz AB (Sweden) (Class B Stock)	12,639	261,423
Home Depot, Inc. (The)	2,735	518,365
Home Product Center PCL (Thailand)	115,848	45,478
Honeys Holdings Co. Ltd. (Japan)	3,070	32,141
Industria de Diseno Textil SA (Spain)	8,980	312,250
JB Hi-Fi Ltd. (Australia)	4,047	78,467
JD Sports Fashion PLC (United Kingdom)	118,956	538,970
JUMBO SA (Greece)	6,514	116,338
Kingfisher PLC (United Kingdom)	74,683	341,004
Kohnan Shoji Co. Ltd. (Japan)	15,300	329,845
Komeri Co. Ltd. (Japan)	2,300	66,420
K’s Holdings Corp. (Japan)	30,400	777,999
Lewis Group Ltd. (South Africa)	10,432	22,219
Lowe’s Cos., Inc.	35,650	3,313,311
Luk Fook Holdings International Ltd. (Hong Kong)	32,000	137,279
M.Video PJSC (Russia)*	6,710	48,246
Monro, Inc.	631	35,935
Murphy USA, Inc.*(a)	899	72,244

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (continued)
Nitori Holdings Co. Ltd. (Japan)	800	$113,860
Office Depot, Inc.	19,492	69,002
O’Reilly Automotive, Inc.*	1,261	303,321
Pou Sheng International Holdings Ltd. (Hong Kong)	283,000	40,809
PTG Energy PCL (Thailand)	26,100	17,427
Rent-A-Center, Inc.(a)	2,167	24,054
Ross Stores, Inc.	7,985	640,797
Sanrio Co. Ltd. (Japan)	1,500	25,057
Senao International Co. Ltd. (Taiwan)	12,000	20,240
Shimamura Co. Ltd. (Japan)	600	65,916
Siam Global House PCL (Thailand)	61,519	32,056
Signet Jewelers Ltd.(a)	2,344	132,553
Super Group Ltd. (South Africa)*	22,070	73,418
Super Retail Group Ltd. (Australia)	9,037	58,042
Symphony Holdings Ltd. (Hong Kong)	330,000	41,331
Tiphone Mobile Indonesia Tbk PT (Indonesia)	84,700	6,245
TJX Cos., Inc. (The)	5,785	442,321
Tractor Supply Co.	1,276	95,381
Tsann Kuen Enterprise Co. Ltd. (Taiwan)	25,000	20,198
Ulta Beauty, Inc.*	437	97,739
United Arrows Ltd. (Japan)	1,900	77,056
Urban Outfitters, Inc.*	2,065	72,399
USS Co. Ltd. (Japan)	1,700	35,949
Valora Holding AG (Switzerland)	329	109,635
Via Varejo SA (Brazil), UTS	3,900	28,769
WH Smith PLC (United Kingdom)	5,558	176,047
Williams-Sonoma, Inc.	1,317	68,089
Xebio Holdings Co. Ltd. (Japan)	2,400	45,605
Yamada Denki Co. Ltd. (Japan)(a)	127,900	704,379
Yellow Hat Ltd. (Japan)	1,900	57,325

		14,457,524

Technology Hardware, Storage & Peripherals — 0.8%
Advantech Co. Ltd. (Taiwan)	10,555	74,580
Apple, Inc.	71,546	12,107,731
Asia Vital Components Co. Ltd. (Taiwan)	53,000	57,581
Asustek Computer, Inc. (Taiwan)	80,000	750,402
Aten International Co. Ltd. (Taiwan)	8,000	22,564
AURAS Technology Co. Ltd. (Taiwan)	6,000	14,659
Axiomtek Co. Ltd. (Taiwan)	5,000	8,977
BOE Technology Group Co. Ltd. (China) (Class B Stock)	98,600	62,745
Cal-Comp Electronics Thailand PCL (Thailand) (Class F Stock)	329,654	30,130
Canon, Inc. (Japan)(a)	20,900	778,694
Chicony Electronics Co. Ltd. (Taiwan)	37,566	94,399
CMC Magnetics Corp. (Taiwan)*	429,852	61,270
Compal Electronics, Inc. (Taiwan)	474,000	338,802
Darfon Electronics Corp. (Taiwan)	31,000	30,792
Eizo Corp. (Japan)	2,600	122,155
Elitegroup Computer Systems Co. Ltd. (Taiwan)*	59,216	39,433
FUJIFILM Holdings Corp. (Japan)	15,000	612,074
Getac Technology Corp. (Taiwan)	30,000	44,508
Gigabyte Technology Co. Ltd. (Taiwan)	56,000	101,314
Ibase Technology, Inc. (Taiwan)	10,355	17,220
IEI Integration Corp. (Taiwan)	15,660	20,658

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Infortrend Technology, Inc. (Taiwan)	33,000	$15,965
Inventec Corp. (Taiwan)	276,000	219,651
Jess-Link Products Co. Ltd. (Taiwan)	8,250	8,709
Konica Minolta, Inc. (Japan)	14,200	136,248
Legend Holdings Corp. (China) (Class H Stock), 144A	81,800	375,164
Lenovo Group Ltd. (China)	646,000	363,771
Lite-On Technology Corp. (Taiwan)	204,261	277,841
Maxell Holdings Ltd. (Japan)	22,600	481,106
Meitu, Inc. (China), 144A*	28,500	39,547
Melco Holdings, Inc. (Japan)	2,300	78,947
Neopost SA (France)	3,641	104,695
NetApp, Inc.	4,601	254,527
Netronix, Inc. (Taiwan)	2,000	3,576
Primax Electronics Ltd. (Taiwan)	32,000	84,562
Qisda Corp. (Taiwan)	188,000	133,200
Quanta Computer, Inc. (Taiwan)	189,000	392,336
Ricoh Co. Ltd. (Japan)	35,600	329,899
Riso Kagaku Corp. (Japan)	4,200	79,754
Ritek Corp. (Taiwan)*	369,398	57,664
Roland DG Corp. (Japan)	4,000	107,181
Samsung Electronics Co. Ltd. (South Korea)	2,764	6,567,019
Sunrex Technology Corp. (Taiwan)	38,314	22,249
Transcend Information, Inc. (Taiwan)	15,000	41,606
TSC Auto ID Technology Co. Ltd. (Taiwan)	1,000	7,669
Western Digital Corp.	21,563	1,714,905
Wistron Corp. (Taiwan)	253,000	202,755

		27,491,234

Textiles, Apparel & Luxury Goods — 0.2%
361 Degrees International Ltd. (China)	99,000	34,136
adidas AG (Germany)	1,721	344,181
Aksa Akrilik Kimya Sanayii A/S (Turkey)	3,987	13,510
ANTA Sports Products Ltd. (China)	34,000	154,208
Asics Corp. (Japan)	3,200	50,863
Best Pacific International Holdings Ltd. (China)	32,000	19,733
Bijou Brigitte AG (Germany)	651	38,789
Bosideng International Holdings Ltd. (Hong Kong)	698,000	60,676
Brunello Cucinelli SpA (Italy)	2,138	69,175
C.Banner International Holdings Ltd. (China)*	58,000	19,439
Carter’s, Inc.	1,099	129,122
CCC SA (Poland)	78	6,378
China Dongxiang Group Co. Ltd. (China)	624,000	115,669
China Lilang Ltd. (China)	52,000	41,949
Citychamp Watch & Jewellery Group Ltd. (Hong Kong)	136,000	33,967
Cosmo Lady China Holdings Co. Ltd. (China), 144A	101,000	36,552
De Licacy Industrial Co. Ltd. (Taiwan)	33,606	28,439
Deckers Outdoor Corp.*	695	55,774
Everest Textile Co. Ltd. (Taiwan)	23,920	11,362
Feng TAY Enterprise Co. Ltd. (Taiwan)	13,896	63,147
Fila Korea Ltd. (South Korea)	1,183	90,105
Formosa Taffeta Co. Ltd. (Taiwan)	133,000	139,612
Forus SA (Chile)	3	14

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Fuguiniao Co. Ltd. (China) (Class H Stock)*^	50,000	$3,200
Gildan Activewear, Inc. (Canada)	5,900	190,612
Guararapes Confeccoes SA (Brazil)	700	31,663
Gunze Ltd. (Japan)	1,500	85,682
Handsome Co. Ltd. (South Korea)	1,910	56,067
Hanesbrands, Inc.(a)	7,912	165,440
Hansae Co. Ltd. (South Korea)	1,986	49,880
Hermes International (France)	199	106,459
Jinli Group Holdings Ltd. (Taiwan)	34,000	27,194
Kering (France)	966	454,721
Kwong Fong Industries Corp. (Taiwan)	19,666	10,995
Lao Feng Xiang Co. Ltd. (China) (Class B Stock)	9,600	35,541
Lealea Enterprise Co. Ltd. (Taiwan)*	116,258	45,633
LF Corp. (South Korea)	3,906	114,303
Li Ning Co. Ltd. (China)*	116,291	94,049
Li Peng Enterprise Co. Ltd. (Taiwan)*	129,650	39,668
Lululemon Athletica, Inc.*	855	67,194
Luthai Textile Co. Ltd. (China) (Class B Stock)	23,800	25,886
Luxottica Group SpA (Italy)	1,438	88,247
LVMH Moet Hennessy Louis Vuitton SE (France)	3,088	906,342
Makalot Industrial Co. Ltd. (Taiwan)	9,731	40,780
MC Group PCL (Thailand)	30,600	14,837
Michael Kors Holdings Ltd.*	2,740	172,483
Moncler SpA (Italy)	4,926	153,974
Nan Liu Enterprise Co. Ltd. (Taiwan)	2,000	10,383
NIKE, Inc. (Class B Stock)	14,477	905,536
Onward Holdings Co. Ltd. (Japan)	11,000	95,071
Paiho Shih Holdings Corp. (Taiwan)	6,480	13,323
Pan Brothers Tbk PT (Indonesia)	461,700	18,176
Pandora A/S (Denmark)	1,650	179,353
Pou Chen Corp. (Taiwan)	299,000	386,453
PRADA SpA (Italy)	17,500	63,195
Puma SE (Germany)	226	98,276
Ralph Lauren Corp.	1,252	129,820
Roo Hsing Co. Ltd. (Taiwan)*	27,000	16,019
Safilo Group SpA (Italy)*	2,483	14,194
Samsonite International SA	32,400	148,620
Sanyo Shokai Ltd. (Japan)	1,500	29,598
Shanghai Haixin Group Co. (China) (Class B Stock)	33,400	21,715
Shenzhou International Group Holdings Ltd. (China)	32,000	304,153
Sri Rejeki Isman Tbk PT (Indonesia)	667,800	18,676
Tainan Enterprises Co. Ltd. (Taiwan)	17,000	13,633
Tainan Spinning Co. Ltd. (Taiwan)	199,143	90,862
Tapestry, Inc.	2,921	129,196
Texwinca Holdings Ltd. (Hong Kong)	48,000	26,384
Toung Loong Textile Manufacturing (Taiwan)	5,000	12,057
TSI Holdings Co. Ltd. (Japan)	7,800	57,334
VF Corp.	2,599	192,326
Victory City International Holdings Ltd. (Hong Kong)*	818,000	20,403
Wacoal Holdings Corp. (Japan)	4,000	126,171
Xtep International Holdings Ltd. (China)	118,000	46,001
Yondoshi Holdings, Inc. (Japan)	1,400	37,094

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Youngone Corp. (South Korea)	1,621	$47,698
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	35,000	137,422
Zig Sheng Industrial Co. Ltd. (Taiwan)	124,000	53,215

		7,980,007

Thrifts & Mortgage Finance — 0.1%
Aareal Bank AG (Germany)	14,402	650,281
Amlak Finance PJSC (United Arab Emirates)*	359,608	97,766
Capitol Federal Financial, Inc.	6,201	83,155
Deutsche Pfandbriefbank AG (Germany), 144A	48,401	773,189
Genworth MI Canada, Inc. (Canada)	2,800	96,897
Kearny Financial Corp.	7,594	109,733
Malaysia Building Society Bhd (Malaysia)	70,400	18,085
New York Community Bancorp, Inc.	11,148	145,147
Northwest Bancshares, Inc.	4,163	69,647
OneSavings Bank PLC (United Kingdom)	33,717	187,274
Oritani Financial Corp.(a)	3,902	63,993
Paragon Banking Group PLC (United Kingdom)	88,645	586,389
Provident Financial Services, Inc.	3,372	90,943
Walker & Dunlop, Inc.*	1,342	63,745
Washington Federal, Inc.	4,253	145,665

		3,181,909

Tobacco — 0.1%
Altria Group, Inc.	17,522	1,251,246
British American Tobacco Malaysia Bhd (Malaysia)	1,200	11,852
British American Tobacco PLC (United Kingdom)	8,556	578,374
British American Tobacco PLC (United Kingdom), ADR(a)	5,070	339,639
Gudang Garam Tbk PT (Indonesia)	17,100	105,617
Hanjaya Mandala Sampoerna Tbk PT (Indonesia)	100,300	34,976
Imperial Brands PLC (United Kingdom)	9,027	385,043
Japan Tobacco, Inc. (Japan)(a)	14,100	454,064
KT&G Corp. (South Korea)	2,786	300,182
Universal Corp.	1,341	70,403

		3,531,396

Trading Companies & Distributors — 0.2%
AKR Corporindo Tbk PT (Indonesia)	34,200	16,009
BayWa AG (Germany)	2,600	99,897
Beacon Roofing Supply, Inc.*	1,412	90,029
Bergman & Beving AB (Sweden)	9,368	98,167
Brenntag AG (Germany)	3,511	221,345
Bunzl PLC (United Kingdom)	6,667	186,277
China Aircraft Leasing Group Holdings Ltd. (China)	33,500	34,987
Cramo OYJ (Finland)	6,363	150,850
Daiichi Jitsugyo Co. Ltd. (Japan)	1,600	48,264
Diploma PLC (United Kingdom)	1,943	32,727
Fastenal Co.(a)	2,390	130,709
Ferguson PLC (Switzerland)	2,837	203,594
Ferreycorp SAA (Peru)	122,136	96,051

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors (continued)
Fly Leasing Ltd. (Ireland), ADR*	2,864	$36,974
Greater China Financial Holdings Ltd. (Hong Kong)*	540,000	12,544
Hudaco Industries Ltd. (South Africa)	991	11,562
Inaba Denki Sangyo Co. Ltd. (Japan)	5,200	242,505
Inabata & Co. Ltd. (Japan)	5,300	80,180
Invicta Holdings Ltd. (South Africa)	2,184	9,004
Iwatani Corp. (Japan)	3,000	96,465
Lumax International Corp. Ltd. (Taiwan)	8,100	15,197
Marubeni Corp. (Japan)	52,200	377,390
MISUMI Group, Inc. (Japan)	3,600	104,516
Mitsui & Co. Ltd. (Japan)	62,000	1,005,853
MSC Industrial Direct Co., Inc. (Class A Stock)	858	82,934
Nagase & Co. Ltd. (Japan)	9,600	172,565
New Provenance Everlasting Holdings Ltd. (Hong Kong)*	120,000	2,386
Nishio Rent All Co. Ltd. (Japan)	2,100	68,046
Shanghai Dasheng Agricultural Finance Technology Co. Ltd. (China) (Class H Stock)	200,000	16,404
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. (China) (Class B Stock)	15,500	22,856
Solar A/S (Denmark) (Class B Stock)	889	58,493
Sumitomo Corp. (Japan)	46,700	792,114
Tomoe Engineering Co. Ltd. (Japan)	2,200	41,254
Toromont Industries Ltd. (Canada)	2,000	87,669
Toyota Tsusho Corp. (Japan)	3,400	136,589
Trencor Ltd. (South Africa)	13,094	50,931
W.W. Grainger, Inc.	574	135,608
Wakita & Co. Ltd. (Japan)	9,200	112,552
Watsco, Inc.	569	96,753

		5,278,250

Transportation Infrastructure — 0.2%
Abertis Infraestructuras SA (Spain)	3,080	68,529
Aena SME SA (Spain), 144A	1,283	259,652
Aeroports de Paris (France)	865	164,478
Airports of Thailand PCL (Thailand)	118,400	246,546
Anhui Expressway Co. Ltd. (China) (Class H Stock)	14,000	11,662
ASTM SpA (Italy)	14,136	410,428
Atlantia SpA (Italy)	4,418	139,283
Auckland International Airport Ltd. (New Zealand)	20,607	94,592
Bangkok Expressway & Metro PCL (Thailand)	228,600	53,985
BBA Aviation PLC (United Kingdom)	30,002	141,382
Beijing Capital International Airport Co. Ltd. (China) (Class H Stock)	194,000	292,003
China Merchants Port Holdings Co. Ltd. (China)	92,000	240,298
COSCO Shipping International Hong Kong Co. Ltd. (China)	100,000	38,764
COSCO Shipping Ports Ltd. (China)	234,000	243,423
EcoRodovias Infraestrutura e Logistica SA (Brazil)	5,200	19,282
Enav SpA (Italy), 144A	92,891	502,682
Flughafen Wien AG (Austria)	2,252	90,689

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Transportation Infrastructure (continued)
Flughafen Zurich AG (Switzerland)	473	$108,112
Fraport AG Frankfurt Airport Services Worldwide (Germany)	1,090	119,724
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)	6,900	35,762
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	9,200	94,515
Grupo Aeroportuario del Sureste SAB de CV (Mexico), ADR	472	86,145
Guangdong Provincial Expressway Development Co. Ltd. (China) (Class B Stock)	72,600	63,044
Hamburger Hafen und Logistik AG (Germany)	2,816	79,806
HNA Infrastructure Co. Ltd. (China) (Class H Stock)	34,000	33,490
Hopewell Highway Infrastructure Ltd. (Hong Kong)	5,050	3,214
Hutchison Port Holdings Trust (Hong Kong), UTS	230,000	95,218
Jasa Marga Persero Tbk PT (Indonesia)	58,100	27,369
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	74,000	112,502
Jinzhou Port Co. Ltd. (China) (Class B Stock)	45,900	22,939
Kamigumi Co. Ltd. (Japan)	2,500	55,248
Lingkaran Trans Kota Holdings Bhd (Malaysia)	4,800	6,579
Macquarie Infrastructure Corp.	926	59,449
Mitsubishi Logistics Corp. (Japan)	4,000	103,700
Promotora y Operadora de Infraestructura SAB de CV (Mexico)	5,675	56,070
Promotora y Operadora de Infraestructura SAB de CV (Mexico) (Class L Stock)	1,700	12,537
Prumo Logistica SA (Brazil)*	5,860	20,192
Qingdao Port International Co. Ltd. (China) (Class H Stock), 144A	212,000	142,034
Qinhuangdao Port Co. Ltd. (China) (Class H Stock)*	188,500	63,445
Santos Brasil Participacoes SA (Brazil)*	10,500	10,731
SATS Ltd. (Singapore)	18,100	70,277
Shenzhen Chiwan Wharf Holdings Ltd. (China) (Class B Stock)^	9,300	15,432
Shenzhen Expressway Co. Ltd. (China) (Class H Stock)	52,000	52,701
Shenzhen International Holdings Ltd. (China)	45,000	85,647
Sociedad Matriz SAAM SA (Chile)	513,004	55,060
Societa Iniziative Autostradali e Servizi SpA (Italy)	18,798	349,816
TAV Havalimanlari Holding A/S (Turkey)	5,250	31,074
Transurban Group (Australia)	9,774	94,593
Westports Holdings Bhd (Malaysia)	21,300	19,470
Yuexiu Transport Infrastructure Ltd. (China)	48,000	35,234
Zhejiang Expressway Co. Ltd. (China) (Class H Stock)	290,000	318,537

		5,557,344

COMMON STOCKS (continued)	Shares	Value
Water Utilities — 0.1%
Aguas Andinas SA (Chile) (Class A Stock)	37,613	$24,900
American States Water Co.	1,972	114,199
American Water Works Co., Inc.	1,663	152,148
Aqua America, Inc.	3,148	123,496
Athens Water Supply & Sewage Co. SA (Greece)	4,519	33,946
California Water Service Group	3,018	136,866
China Water Affairs Group Ltd. (Hong Kong)	112,000	101,279
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil), ADR	15,200	158,840
Cia de Saneamento de Minas Gerais-COPASA (Brazil)	3,500	45,782
CT Environmental Group Ltd. (China)	198,000	36,676
Guangdong Investment Ltd. (China)	196,000	262,053
Inversiones Aguas Metropolitanas SA (Chile)	24,639	46,760
Manila Water Co., Inc. (Philippines)	71,500	40,100
Pennon Group PLC (United Kingdom)	11,776	124,322
Severn Trent PLC (United Kingdom)	3,885	113,203
SIIC Environment Holdings Ltd. (Singapore)	123,020	47,349
Taliworks Corp. Bhd (Malaysia)	27,800	7,549
TTW PCL (Thailand)	128,100	49,526
United Utilities Group PLC (United Kingdom)	13,521	151,276

		1,770,270

Wireless Telecommunication Services — 0.4%
Advanced Info Service PCL (Thailand)	24,300	142,328
America Movil SAB de CV (Mexico) (Class L Stock), ADR	26,470	453,961
Axiata Group Bhd (Malaysia)	194,800	263,709
China Mobile Ltd. (China)	511,500	5,172,310
DiGi.Com Bhd (Malaysia)	7,600	9,574
Empresa Nacional de Telecomunicaciones SA (Chile)	7,443	83,613
Far EasTone Telecommunications Co. Ltd. (Taiwan)	52,000	128,378
Freenet AG (Germany)	3,809	140,539
KDDI Corp. (Japan)	39,300	976,194
Maxis Bhd (Malaysia)	33,200	49,275
MegaFon PJSC (Russia), GDR	6,186	57,221
Millicom International Cellular SA (Colombia), SDR	2,074	140,005
NTT DOCOMO, Inc. (Japan)	26,300	621,837
Orange Belgium SA (Belgium)	1,604	33,658
Rogers Communications, Inc. (Canada) (Class B Stock)	4,900	249,678
SK Telecom Co. Ltd. (South Korea)	1,429	356,277
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	38,449	46,331
Taiwan Mobile Co. Ltd. (Taiwan)	47,000	169,575
Tele2 AB (Sweden) (Class B Stock)	8,745	107,476
TIM Participacoes SA (Brazil), ADR	4,560	88,054
T-Mobile US, Inc.*	12,262	778,759
Turkcell Iletisim Hizmetleri A/S (Turkey)	35,954	146,602
Vodacom Group Ltd. (South Africa)	9,533	111,797

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Wireless Telecommunication Services (continued)
Vodafone Group PLC (United Kingdom), ADR(a)	62,965	$2,008,584

		12,335,735

TOTAL COMMON STOCKS (cost $954,486,626)		1,106,379,396

PREFERRED STOCKS — 0.2%
Auto Components — 0.0%
Schaeffler AG (Germany) (PRFC)	7,098	125,240

Automobiles — 0.0%
Hyundai Motor Co. (South Korea) (2nd PRFC)	2,116	201,386

Banks — 0.1%
Banco ABC Brasil SA (Brazil) (PRFC)	6,300	32,629
Banco Davivienda SA (Colombia) (PRFC)	20,326	203,911
Grupo Aval Acciones y Valores SA (Colombia) (PRFC)	70,941	30,664
Itau Unibanco Holding SA (Brazil) (PRFC)	84,416	1,083,607
Itausa - Investimentos Itau SA (Brazil) (PRFC)	159,550	520,434

		1,871,245

Beverages — 0.0%
Coca-Cola Embonor SA (Chile) (PRFC B)	19,831	55,107
Embotelladora Andina SA (Chile) (PRFC B)	8,908	44,449

		99,556

Chemicals — 0.0%
Braskem SA (Brazil) (PRFC A)	3,800	49,111

Construction Materials — 0.0%
Cementos Argos SA (Colombia) (PRFC)	7,666	26,200
Grupo Argos SA (Colombia) (PRFC)	11,851	76,162
STO SE & Co. KGaA (Germany) (PRFC)	378	57,144

		159,506

Diversified Financial Services — 0.0%
Grupo de Inversiones Suramericana SA (Colombia) (PRFC)	9,991	130,560

Electric Utilities — 0.0%
Centrais Eletricas Brasileiras SA (Brazil) (PRFC B)	21,100	144,394
Cia de Transmissao de Energia Eletrica Paulista (Brazil) (PRFC)	2,300	46,387

		190,781

Food & Staples Retailing — 0.0%
Cia Brasileira de Distribuicao (Brazil) (PRFC)	6,400	152,287

Gas Utilities — 0.0%
Cia de Gas de Sao Paulo - COMGAS (Brazil) (PRFC A)	2,200	39,794

Health Care Equipment & Supplies — 0.0%
Draegerwerk AG & Co. KGaA (Germany) (PRFC)	209	18,082

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	2,200	290,521

PREFERRED STOCKS (continued)	Shares	Value
Independent Power & Renewable Electricity Producers — 0.0%
Cia Energetica de Sao Paulo (Brazil) (PRFC B)	16,800	$66,854

Machinery — 0.0%
Jungheinrich AG (Germany) (PRFC)	352	16,550
Marcopolo SA (Brazil) (PRFC)	29,600	35,605

		52,155

Metals & Mining — 0.0%
Cia Ferro Ligas da Bahia - FERBASA (Brazil) (PRFC)	3,900	24,067

Multiline Retail — 0.0%
Lojas Americanas SA (Brazil) (PRFC)	3,500	17,990

Oil, Gas & Consumable Fuels — 0.1%
Bashneft PJSC (Russia) (PRFC)	3,206	75,202
Surgutneftegas OJSC (Russia) (PRFC)	1,386,400	676,535
Tatneft PJSC (Russia) (PRFC)	14,090	89,275
Transneft PJSC (Russia) (PRFC)	380	1,184,196

		2,025,208

Technology Hardware, Storage & Peripherals — 0.0%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	457	889,967

Water Utilities — 0.0%
Cia de Saneamento do Parana (Brazil) (PRFC)	20,400	71,954

TOTAL PREFERRED STOCKS (cost $5,248,522)		6,476,264

	Units
RIGHTS* — 0.0%
Equity Real Estate Investment Trusts (REITs) — 0.0%
Rebosis Property Fund Ltd. (South Africa), expiring 01/12/18	1,360	1

Food & Staples Retailing — 0.0%
Casa Ley, CVR^	5,004	2,907
Property Development Centers, CVR, expiring 01/30/19^	5,004	85

		2,992

Food Products — 0.0%
Taisun Enterprise Co. Ltd. (Taiwan), expiring 01/08/18	9,650	191

Household Durables — 0.0%
TCL Multimedia Technology Holdings Ltd. (Hong Kong), expiring 01/12/18	15,666	865

Media — 0.0%
Media General, Inc.^	2,019	99

Transportation Infrastructure — 0.0%
Transurban Group (Australia), expiring 01/24/18	792	628

TOTAL RIGHTS (cost $5,233)		4,776

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

UNAFFILIATED EXCHANGE TRADED FUNDS — 1.9%	Shares	Value
Health Care Select Sector SPDR Fund	117,302	$9,698,529
iShares JPMorgan USD Emerging Markets Bond ETF	277,177	32,180,250
iShares MSCI Brazil Capped ETF	161,493	6,532,392
iShares MSCI India ETF	368,942	13,307,738

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $58,867,227)		61,718,909

UNAFFILIATED FUNDS — 0.1%
Goldman Sachs Local Emerging Markets Debt Fund**	610,264	4,021,638
HBM Healthcare Investments AG (Class A Stock)*	1,152	157,572

TOTAL UNAFFILIATED FUNDS (cost $4,198,488)		4,179,210

	Units
WARRANTS* — 0.0%
Electronic Equipment, Instruments & Components — 0.0%
Samart Corp. PCL (Thailand), expiring 02/19/18	5,080	2

Health Care Providers & Services — 0.0%
Vibhavadi Medical Center PCL (Thailand), expiring 06/14/22	18,192	201

Independent Power & Renewable Electricity Producers — 0.0%
Superblock PCL (Thailand), expiring 08/31/20	105,360	1,261

Pharmaceuticals — 0.0%
Adcock Ingram Holdings Ltd. (South Africa), expiring 07/26/19	157	76

Real Estate Management & Development — 0.0%
Sunway Bhd (Malaysia), expiring 10/03/24	23,361	3,290
Supalai PCL (Thailand), expiring 10/20/18	15,025	8,852

		12,142

TOTAL WARRANTS (cost $5,989)		13,682

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 7.7%
Automobiles — 0.4%
Chesapeake Funding II LLC,
Series 2017-2A, Class A1, 144A
1.990%	05/15/29	6,450	6,429,254
Mercedes-Benz Master Owner Trust,
Series 2017-BA, Class A, 1 Month LIBOR + 0.420%, 144A
1.897%(c)	05/16/22	5,400	5,420,975

			11,850,229

Collateralized Loan Obligations — 4.3%
ACIS CLO Ltd. (Cayman Islands),
Series 2014-4A, Class A, 3 Month LIBOR + 1.420%, 144A
2.797%(c)	05/01/26	7,644	7,647,614

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
AIMCO CLO (Cayman Islands),
Series 2014-AA, Class AR, 3 Month LIBOR + 1.100%, 144A
2.463%(c)	07/20/26	6,500	$6,515,696
Series 2017-AA, Class A, 3 Month LIBOR + 1.260%, 144A
2.623%(c)	07/20/29	5,750	5,794,054
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2014-4A, Class A1AR, 3 Month LIBOR + 1.140%, 144A
2.518%(c)	07/28/26	7,450	7,466,592
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-1A, Class AR2, 3 Month LIBOR + 1.260%, 144A
2.619%(c)	07/16/29	6,800	6,847,088
Atrium (Cayman Islands),
Series 10A, Class AR, 3 Month LIBOR + 0.950%, 144A
2.309%(c)	07/16/25	6,509	6,523,016
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 3 Month LIBOR + 1.250%, 144A
2.609%(c)	07/15/29	6,500	6,541,831
Catamaran CLO Ltd. (Cayman Islands),
Series 2013-1A, Class AR, 3 Month LIBOR + 0.850%, 144A
2.363%(c)	01/27/28	6,650	6,649,999
CBAM Ltd. (Cayman Islands),
Series 2017-3A, Class A, 3 Month LIBOR + 1.230%, 144A
2.599%(c)	10/17/29	7,750	7,793,395
Cedar Funding CLO Ltd. (Cayman Islands),
Series 2016-5A, Class A1, 3 Month LIBOR + 1.610%, 144A
2.963%(c)	07/17/28	9,000	9,056,537
Crown Point CLO Ltd. (Cayman Islands),
Series 15-3A, Class A1AR, 3 Month LIBOR + 0.910%, 144A
2.692%(c)	12/31/27	8,650	8,675,435
Cutwater Ltd. (Cayman Islands),
Series 2014-1A, Class A1AR, 3 Month LIBOR + 1.250%, 144A
2.609%(c)	07/15/26	6,450	6,458,189
Jamestown CLO Ltd. (Cayman Islands),
Series 2015-6A, Class A1AR, 3 Month LIBOR + 1.150%, 144A
2.586%(c)	02/20/27	6,950	6,969,441
Series 2017-10A, Class A1, 3 Month LIBOR + 1.250%, 144A
2.720%(c)	07/17/29	6,500	6,545,208
Nassau Ltd. (Cayman Islands),
Series 2017-IIA, Class AL, 3 Month LIBOR + 1.250%, 144A
3.450%(c)	01/15/30	7,000	7,000,000
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2015-19A, Class A1R, 3 Month LIBOR + 1.050%, 144A
2.409%(c)	07/15/27	6,950	6,954,233
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-2A, Class A1R, 3 Month LIBOR + 1.140%, 144A
2.503%(c)	10/20/26	8,600	8,637,177

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Series 2017-1A, Class A, 3 Month LIBOR + 1.390%, 144A
2.753%(c)	01/23/29	2,000	$2,014,206
TCW CLO Ltd. (Cayman Islands),
Series 2017-1A, Class A, 3 Month LIBOR + 1.280%, 144A
2.714%(c)	07/29/29	6,800	6,804,475
TICP CLO Ltd. (Cayman Islands),
Series 2016-6A, Class A, 3 Month LIBOR + 1.550%, 144A
2.909%(c)	01/15/29	5,650	5,702,000
Voya CLO Ltd. (Cayman Islands),
Series 2017-3A, Class A1A, 3 Month LIBOR + 1.230%, 144A
2.548%(c)	07/20/30	2,900	2,918,640

			139,514,826

Credit Cards — 0.4%
American Express Credit Account Master Trust,
Series 2017-6, Class A
2.040%	05/15/23	2,000	1,990,367
CARDS Trust (Canada),
Series 2017-1A, Class A, 1 Month LIBOR + 0.370%, 144A
1.847%(c)	04/18/22	4,750	4,761,004
Golden Credit Card Trust (Canada),
Series 2016-5A, Class A, 144A
1.600%	09/15/21	5,000	4,947,149
Series 2017-2A, Class A, 144A
1.980%	04/15/22	2,000	1,986,138

			13,684,658

Student Loans — 2.6%
Access Group, Inc.,
Series 2015-1, Class A, 1 Month LIBOR + 0.700%, 144A
2.252%(c)	07/25/56	1,720	1,727,338
Access to Loans for Learning Student Loan Corp.,
Series 2013-I, Class A, 1 Month LIBOR + 0.800%
2.352%(c)	02/25/41	975	975,850
Chase Education Loan Trust,
Series 2007-A, Class A3, 3 Month LIBOR + 0.070%
1.756%(c)	12/28/23	328	327,395
ECMC Group Student Loan Trust,
Series 2016-1A, Class A, 1 Month LIBOR + 1.350%, 144A
2.902%(c)	07/26/66	4,281	4,352,245
Edsouth Indenture No. 10 LLC,
Series 2015-2, Class A, 1 Month LIBOR + 1.000%, 144A
2.552%(c)	12/25/56	2,989	3,002,834
Edsouth Indenture No. 5 LLC,
Series 2014-1, Class A, 1 Month LIBOR + 0.700%, 144A
2.252%(c)	02/25/39	1,893	1,870,463
Edsouth Indenture No. 6 LLC,
Series 2014-2, Class A, 1 Month LIBOR + 0.680%, 144A
2.232%(c)	05/25/39	2,322	2,289,489
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2, 1 Month LIBOR + 0.800%, 144A
2.352%(c)	04/26/32	7,800	7,683,821
Higher Education Funding I,
Series 2014-1, Class A, 3 Month LIBOR + 1.050%, 144A
2.512%(c)	05/25/34	3,909	3,911,155
Montana Higher Education Student Assistance Corp.,
Series 2012-1, Class A3, 1 Month LIBOR + 1.050%
2.333%(c)	07/20/43	2,850	2,892,338

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
Navient Student Loan Trust,
Series 2016-5A, Class A, 1 Month LIBOR + 1.250%, 144A
2.802%(c)	06/25/65	9,208	$9,403,961
Series 2016-7A, Class A, 1 Month LIBOR + 1.150%, 144A
2.702%(c)	03/25/66	4,772	4,882,796
Series 2017-2A, Class A, 1 Month LIBOR + 1.050%, 144A
2.602%(c)	12/27/66	8,552	8,655,442
Nelnet Student Loan Trust,
Series 2006-1, Class A5, 3 Month LIBOR + 0.110%
1.564%(c)	08/23/27	2,471	2,463,638
Series 2006-1, Class A6, 3 Month LIBOR + 0.450%, 144A
1.904%(c)	08/23/36	4,950	4,836,302
Series 2013-5A, Class A, 1 Month LIBOR + 0.630%, 144A
2.182%(c)	01/25/37	777	773,111
New Hampshire Higher Education Loan Corp.,
Series 2011-1, Class A3, 3 Month LIBOR + 0.850%
2.217%(c)	10/25/37	3,350	3,335,863
North Carolina State Education Assistance Authority,
Series 2010-1, Class A1, 3 Month LIBOR + 0.900%
2.138%(c)	07/25/41	1,920	1,925,230
PHEAA Student Loan Trust,
Series 2016-1A, Class A, 1 Month LIBOR + 1.150%, 144A
2.702%(c)	09/25/65	4,616	4,693,090
Scholar Funding Trust,
Series 2010-A, Class A, 3 Month LIBOR + 0.750%, 144A
2.128%(c)	10/28/41	1,441	1,430,097
SLC Student Loan Trust,
Series 2006-2, Class A5, 3 Month LIBOR + 0.100%
1.688%(c)	09/15/26	2,844	2,836,791
SLM Student Loan Trust,
Series 2004-8A, Class A6, 3 Month LIBOR + 0.630%, 144A
1.997%(c)	01/25/40	2,450	2,449,987
Series 2005-3, Class A5, 3 Month LIBOR + 0.090%
1.457%(c)	10/25/24	1,230	1,228,340
Series 2005-5, Class A5, 3 Month LIBOR + 0.750%
2.117%(c)	10/25/40	1,050	1,043,290
South Carolina Student Loan Corp.,
Series 2010-1, Class A2, 3 Month LIBOR + 1.000%
2.367%(c)	07/25/25	535	537,923
Series 2014-1, Class A1, 1 Month LIBOR + 0.750%
2.318%(c)	05/01/30	3,450	3,429,221

			82,958,010

TOTAL ASSET-BACKED SECURITIES (cost $246,202,709)			248,007,723

BANK LOANS — 1.8%
Aerospace & Defense — 0.0%
Transdigm, Inc.,
New Tranche F Term Loan, 1 - 3 Month LIBOR + 2.750%
4.381%(c)	06/09/23	1,012	1,013,311

Airlines — 0.1%
Air Canada,
Refinanced Term Loan, 3 Month LIBOR + 2.250%
3.745%(c)	10/06/23	150	150,280

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Airlines (continued)
Delta Air Lines, Inc.,
2014 Term B-1 Loan, 1 Month LIBOR + 2.500%
3.991%(c)	10/18/18	1,157	$1,163,328

			1,313,608

Auto Parts & Equipment — 0.0%
American Axle & Manufacturing, Inc.,
Tranche B Term Loan, 1-3 Month LIBOR + 2.250%
3.715%(c)	04/06/24	123	123,248

Beverages — 0.0%
Refresco Group B.V.,
Term Loan,^
— %(p)	12/13/24	85	84,999
Refresco Holding B.V.,
Term Loan,
— %(p)	09/27/24	75	75,234

			160,233

Building Materials — 0.0%
JELD-WEN, Inc.,
Term Loan,
— %(p)	12/31/24	100	100,333

Building Products — 0.0%
American Builders & Contractors Supply Co., Inc.,
Term B-1 Loan, 1 Month LIBOR + 2.500%
4.069%(c)	10/31/23	520	522,382

Capital Markets — 0.0%
SS&C European Holdings,
2017 Refinancing Term B-2 Loan, 1 Month LIBOR + 2.250%
3.819%(c)	07/08/22	3	3,175
SS&C Technologies, Inc.,
2017 Refinancing Term B-1 Loan, 1 Month LIBOR + 2.250%
3.819%(c)	07/08/22	168	169,074

			172,249

Chemicals — 0.1%
Alpha US Bidco, Inc.,
Initial Term B-1 Loan, 3 Month LIBOR + 3.000%
4.693%(c)	01/31/24	672	675,193
Axalta Coating Systems US Holdings, Inc.,
Term B-2 Dollar Loan, 3 Month LIBOR + 2.000%
3.693%(c)	06/01/24	1,163	1,166,801
Charter NEX US, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.250%
4.819%(c)	05/16/24	50	49,905

			1,891,899

Commercial Services — 0.0%
Ancestry.com Operations, Inc.,
Term B Loan, 1 Month LIBOR + 3.250%
4.660%(c)	10/19/23	123	124,003

Commercial Services & Supplies — 0.0%
Seminole Tribe of Florida, Inc.,
Term B Loan, 1 Month LIBOR + 2.000%
3.569%(c)	06/26/24	100	100,186
Techem GmbH,
Term Loan,
— %(p)	07/26/24	125	150,206

Interest Rate	Maturity Date		Principal Amount (000)#	Value
BANK LOANS (continued)
Commercial Services & Supplies (continued)
Wrangler Buyer Corp.,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	09/27/24		50	$50,277

				300,669

Computers — 0.0%
Western Digital Corp.,
US Term B-3 Loan, 1 Month LIBOR + 2.000%
3.569%(c)	04/29/23		25	24,781

Construction & Engineering — 0.0%
Pike Corp.,
Initial Term Loan 2017, 1 Month LIBOR + 3.500%
5.070%(c)	09/20/24		1,070	1,082,668

Construction Materials — 0.0%
Forterra Finance LLC,
Replacement Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	10/25/23		80	74,253

Consumer Staples — 0.0%
American Seafoods Group LLC,
First Lien Tranche B Term Loan, 3 Month LIBOR + 3.250% / PRIME + 2.250%
5.357%(c)	08/21/23	^	50	50,499

Containers & Packaging — 0.0%
Consolidated Container Co. LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 3.500%
5.069%(c)	05/22/24		150	150,124
SIG Combibloc US Acquisition, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	03/11/22		721	723,817

				873,941

Distribution/Wholesale — 0.0%
Beacon Roofing Supply,
Term Loan,
— %(p)	10/11/24		100	100,214
Univar USA, Inc.,
Term B-3 Loan, 1 Month LIBOR + 2.500%
4.069%(c)	07/01/24		664	665,785

				765,999

Diversified Consumer Services — 0.0%
Ascend Learning LLC,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	07/12/24		200	200,448
Bright Horizons Family Solutions LLC,
New Term Loan B 2017, 1 Month LIBOR + 2.000%
3.569%(c)	11/07/23		392	391,047

				591,495

Diversified Financial Services — 0.0%
Flex Acquisition Co., Inc.,
Initial Term Loan, 3 Month LIBOR + 3.000%
4.335%(c)	12/29/23		622	624,725

Diversified Telecommunication Services — 0.0%
CenturyLink, Inc.,
Initial Term B Loan, 1 Month LIBOR + 2.750%
4.319%(c)	01/31/25		125	120,446

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
BANK LOANS (continued)
Electronic Equipment, Instruments & Components — 0.0%
EnergySolutions LLC,
New Term Loan, 3 Month LIBOR + 4.750%
6.450%(c)	05/29/20		831	$839,797

Energy Equipment & Services — 0.0%
FTS International, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.750%
6.319%(c)	04/16/21		300	292,688

Entertainment — 0.0%
WMG Acquisition Corp.,
Tranche E Term Loan, 1 Month LIBOR + 2.250%
3.642%(c)	11/01/23		90	90,056

Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc.,
First Lien Tranche B Term Loan, 2 Month LIBOR + 3.500%
4.953%(c)	02/05/24		1,918	1,885,859
Second Lien Initial Term Loan, 2 Month LIBOR + 7.500%
8.953%(c)	02/03/25		800	778,334
Rite Aid Corp.,
Tranche 2 Term Loan (Second Lien), 1 Month LIBOR + 3.880%
5.365%(c)	06/21/21		600	599,999
US Foods, Inc.,
Second Incremental Term Loan, 1 Month LIBOR + 2.500%
4.069%(c)	06/27/23		1,025	1,029,833

				4,294,025

Food Products — 0.1%
Shearer’s Foods LLC,
First Lien Term Loan, 3 Month LIBOR + 3.940%
5.631%(c)	06/30/21	^	581	578,323
Second Lien Term Loan, 3 Month LIBOR + 6.750%
8.443%(c)	06/30/22	^	600	557,999

				1,136,322

Health Care Equipment & Supplies — 0.0%
Sterigenics-Nordion Holdings LLC,
New Term Loan B, 1 Month LIBOR + 3.000%
4.569%(c)	05/16/22		322	321,926

Health Care Providers & Services — 0.1%
Air Medical Group Holdings, Inc.,
2016 New Term Loan, 3 Month LIBOR + 4.000%
5.675%(c)	04/28/22		174	173,347
Initial Term Loan, 3 Month LIBOR + 3.250%
4.943%(c)	04/28/22		689	685,820
American Renal Holdings, Inc.,
New Term Loan B, 1 Month LIBOR + 3.250%
4.819%(c)	06/14/24	^	672	664,909
CHS/Community Health Systems, Inc.,
Incremental 2021 Term H Loan, 3 Month LIBOR + 3.000%
4.479%(c)	01/27/21		303	288,750
MPH Acquisition Holdings LLC,
Tranche B Term Loan, 3 Month LIBOR + 3.000%
4.693%(c)	06/07/23		459	459,749
U.S. Renal Care, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.250%
5.943%(c)	12/30/22		1,278	1,257,958

				3,530,533

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Healthcare Equipment & Supplies — 0.0%
Air Methods Corp.,
Initial Term Loan, 3 Month LIBOR + 3.500%
5.193%(c)	04/21/24	148	$147,239

Healthcare-Services — 0.1%
Air Medical Group Holdings, Inc.,
Term Loan,
— %(p)	09/26/24	425	425,835
HCA, Inc.,
Tranche B-9 Term Loan, 1 Month LIBOR + 2.000%
3.569%(c)	03/17/23	939	942,799
Team Health Holdings, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.750%
4.319%(c)	02/06/24	99	96,583

			1,465,217

Hotels, Restaurants & Leisure — 0.1%
1011778 B.C. Unlimited Liability Co.,
Term B-3 Loan, 1-3 Month LIBOR + 2.250%
3.881%(c)	02/16/24	1,309	1,307,895
Eldorado Resorts, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.250%
3.750%(c)	04/17/24	99	98,974
Four Seasons Hotels Ltd.,
Restated Term Loan, 1 Month LIBOR + 2.500%
4.069%(c)	11/30/23	451	453,449
Intrawest Resorts Holdings, Inc.,
Initial Bluebird Term Loan, 1 Month LIBOR + 3.250%
4.819%(c)	07/31/24	257	258,262
La Quinta Intermediate Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 2.750%
4.109%(c)	04/14/21	386	387,349
NPC International, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.500%
5.052%(c)	04/19/24	149	150,369

			2,656,298

Household Products/Wares — 0.0%
Prestige Brands, Inc.,
Term B-4 Loan, 1 Month LIBOR + 2.750%
4.319%(c)	01/26/24	176	177,091

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp.,
Initial Term Loan, 3 Month LIBOR + 2.000%
3.454%(c)	05/24/22	124	124,295
Calpine Corp.,
Term Loan (05/15), 3 Month LIBOR + 2.500%
3.840%(c)	01/15/24	664	662,376

			786,671

Industrial Conglomerates — 0.0%
Rexnord LLC,
2017 Term B Refinancing Term Loan, 1 Month LIBOR + 2.250%
3.802%(c)	08/21/24	262	263,109

Insurance — 0.1%
Asurion LLC,
Amendment 14 Replacement B-4 Term Loan, 1 Month LIBOR + 2.750%
4.319%(c)	08/04/22	622	624,763

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
BANK LOANS (continued)
Insurance (continued)
Sedgwick Claims Management Services, Inc.,
2016 Replacement Term Loan, 3 Month LIBOR + 3.250%
4.943%(c)	03/01/21		493	$490,859
Initial Term Loan (First Lien), 1 Month LIBOR + 2.750%
4.319%(c)	03/01/21		391	390,448
USI, Inc.,
Term Loan B, 3 Month LIBOR + 3.000%
4.693%(c)	05/16/24		225	224,283

				1,730,353

IT Services — 0.1%
EVO Payments International LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 4.000%
5.570%(c)	12/22/23		670	672,170
Micro Holding Corp.,
Amendment No 2 Initial Term Loan, 3 Month LIBOR + 3.750%
5.338%(c)	09/13/24		299	299,678
Vantiv, Inc.,
Term B-3 Loan, 1 Month LIBOR + 2.000%
3.477%(c)	10/14/23		974	977,083
Term B4, 1 Month LIBOR + 2.000%
3.477%(c)	08/09/24		215	215,779
Term Loan,^
— %(p)	01/15/23		150	150,749
— %(p)	08/07/24		60	60,472

				2,375,931

Machinery — 0.0%
Clark Equipment Co.,
Tranche B Term Loan, 3 Month LIBOR + 2.500%
4.193%(c)	05/18/24		92	92,198
CPM Acquisition Corp.,
Initial Term Loan (First Lien), 1 Month LIBOR + 4.250%
5.819%(c)	04/11/22		199	201,280
Crosby US Acquisition Corp.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.000%
4.446%(c)	11/23/20		841	817,391

				1,110,869

Media — 0.2%
Acosta, Inc.,
Tranche B-1 Loan, 1 Month LIBOR + 3.250%
4.819%(c)	09/26/21		174	152,617
Altice Financing SA,
March 2017 Term Loan, 1 Month LIBOR + 2.750%
4.109%(c)	07/15/25	^	325	316,875
AMC Entertainment Holdings, Inc.,
2016 Incremental Term Loan, 1 Month LIBOR + 2.250%
3.727%(c)	12/15/23		99	99,249
Initial Term Loan, 1 Month LIBOR + 2.250%
3.727%(c)	12/15/22		25	25,005
Atlantic Broadband Finance LLC,
Term Loan,
— %(p)	08/09/24		200	199,449
Cable One, Inc.,
Incremental Term B-1 Loan, 3 Month LIBOR + 2.250%
3.950%(c)	05/01/24	^	100	99,624

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Media (continued)
Cengage Learning, Inc.,
Term B Loan, 1 Month LIBOR + 4.250%
5.710%(c)	06/07/23	147	$140,090
Charter Communications Operating, LLC,
Term Loan B, 3 Month LIBOR + 2.000%
3.570%(c)	04/30/25	642	642,051
Clear Channel Communications,
Tranche D Term Loan, 3 Month LIBOR + 6.750%
8.443%(c)	01/30/19	425	319,104
Tranche E Term Loan, 3 Month LIBOR + 7.500%
9.193%(c)	07/30/19	375	280,313
EW Scripps Company (The),
2017 Term Loan, 1 Month LIBOR + 2.250%
3.819%(c)	08/16/24	125	125,155
Getty Images, Inc.,
Initial Term Loan, 3 Month LIBOR + 3.500%
4.833%(c)	10/18/19	1,654	1,496,906
Lions Gate Entertainment Corp.,
Term B-1 Loan, 1 Month LIBOR + 2.250%
3.819%(c)	12/08/23	53	53,017
MCC Iowa LLC,
Tranche M Term Loan, 1 Month LIBOR + 2.000%
3.490%(c)	01/15/25	50	49,937
McGraw-Hill Global Education Holdings LLC,
First Lien Term B Loan, 1 Month LIBOR + 4.000%
5.569%(c)	05/04/22	157	156,409
NEP/NCP Holdco, Inc.,
First Lien Amendment No 5 Incremental Term Loan, 1 Month LIBOR + 3.250%
4.819%(c)	07/21/22	1,125	1,125,279
Nielsen Finance LLC (VNU),
Class B-4 Term Loan, 1 Month LIBOR + 2.000%
3.432%(c)	10/04/23	173	173,928
Sinclair Televisio,
Term Loan,
— %(p)	05/10/24	275	274,742
Univision Communications, Inc.,
2017 Replacement Term Loan, 1 Month LIBOR + 2.750%
4.319%(c)	03/15/24	620	617,556
Virgin Media Bristol LLC,
K Facility, 1 Month LIBOR + 2.500%
3.977%(c)	01/15/26	200	199,929

			6,547,235

Metals & Mining — 0.0%
Atkore International, Inc.,
New First Lien Term Loan, 3 Month LIBOR + 3.000%
4.700%(c)	12/22/23	385	387,587

Miscellaneous Manufacturing — 0.0%
Gates Global LLC,
Initial B-2 Dollar Term Loan, 3 Month LIBOR + 3.000%
4.693%(c)	04/01/24	788	791,578

Oil, Gas & Consumable Fuels — 0.1%
BCP Raptor LLC,
Initial Term Loan, 3 Month LIBOR + 4.250%
5.729%(c)	06/24/24	174	174,633

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Oil, Gas & Consumable Fuels (continued)
MEG Energy Corp.,
Initial Term Loan, 3 Month LIBOR + 3.500%
5.200%(c)	12/31/23	842	$842,351
Murray Energy Corp.,
Term B-2 Loan Non-PIK, 3 Month LIBOR + 7.250%
8.943%(c)	04/16/20	716	628,584

			1,645,568

Packaging & Containers — 0.1%
Berry Plastics Corp.,
Term M Loan, 1 Month LIBOR + 2.250%
3.750%(c)	10/03/22	853	855,995
Reynolds Group Holdings, Inc.,
Incremental US Term Loan, 1 Month LIBOR + 2.750%
4.319%(c)	02/06/23	880	884,081

			1,740,076

Pharmaceuticals — 0.1%
Alphabet Holding Company, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.500%
5.069%(c)	09/26/24	349	338,302
Second Lien Initial Term Loan, 1 Month LIBOR + 7.750%
9.319%(c)	09/26/25	150	138,563
Catalent Pharma Solutions, Inc.,
Dollar Term Loan, 1 Month LIBOR + 2.250%
3.819%(c)	05/20/24	517	518,939
Endo Luxembourg Finance Company I Sarl,
Initial Term Loan, 1 Month LIBOR + 4.250%
5.875%(c)	04/29/24	821	824,686
Parexel International Corp.,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	09/27/24	75	75,124
Valeant Pharmaceuticals International, Inc.,
Series F-4 Tranche B Term Loan, 1 Month LIBOR + 3.500%
4.940%(c)	04/01/22	901	913,916

			2,809,530

Software — 0.1%
Checkout Holding Corp.,
Term B Loan (First Lien), 1 Month LIBOR + 3.500%
5.069%(c)	04/09/21	1,143	905,802
First Data Corp.,
2024A New Dollar Term Loan, 1 Month LIBOR + 2.250%
3.802%(c)	04/26/24	855	855,546
Infor (US), Inc.,
Tranche B-6 Term Loan, 3 Month LIBOR + 2.750%
4.443%(c)	02/01/22	666	667,319
MA FinanceCo. LLC,
Tranche B-3 Term Loan, 1 Month LIBOR + 2.750%
4.319%(c)	06/21/24	39	38,766
Renaissance Learning, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%
5.443%(c)	04/09/21	805	809,757
Second Lien Initial Term Loan, 3 Month LIBOR + 7.000%
8.693%(c)	04/11/22	490	493,020
Seattle Escrow Borrower LLC,
Term Loan, 1 Month LIBOR + 2.750%
4.319%(c)	06/21/24	261	261,799

			4,032,009

Interest Rate	Maturity Date		Principal Amount (000)#	Value
BANK LOANS (continued)
Specialty Retail — 0.1%
J. Crew Group, Inc.,
Term Loan,
— %(p)	03/05/21		174	$103,910
Men’s Wearhouse, Inc., (The),
Tranche B Term Loan, 1-3 Month LIBOR + 3.500%
4.906%(c)	06/18/21	^	75	74,046
Neiman Marcus Group Inc., (The),
Other Term Loan, 1 Month LIBOR + 3.250%
4.642%(c)	10/25/20		594	483,122
PetSmart, Inc.,
Tranche B-2 Loan, 1 Month LIBOR + 3.000%
4.570%(c)	03/11/22		1,222	977,444
Sierra Acquisition, Inc.,
Initial First Lien Term Loan, 1 Month LIBOR + 4.250%
5.682%(c)	11/10/24		75	75,563
Specialty Building Products Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 6.000%^
7.371%(c)	10/18/23		150	149,999
Staples, Inc.,
Closing Date Term Loan, 2 Month LIBOR + 4.000%
5.488%(c)	09/12/24		150	146,531

				2,010,615

Technology — 0.0%
BMC Software Finance, Inc.,
Initial B-2 US Term Loan, 1 Month LIBOR + 3.250%
4.819%(c)	09/10/22		805	804,870
Lighthouse Network LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 4.500%^
6.069%(c)	11/29/24		25	25,063

				829,933

Telecommunications — 0.1%
Cincinnati Bell, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 3.750%
5.111%(c)	10/02/24		150	151,607
Colorado Buyer, Inc.,
Initial Term Loan (First Lien), 3 Month LIBOR + 3.000%
4.380%(c)	05/01/24		398	400,289
Second Lien Initial Term Loan, 3 Month LIBOR + 7.250%
8.630%(c)	05/01/25		50	50,469
Intelsat Jackson Holdings SA,
Tranche B-3 Term Loan, 3 Month LIBOR + 3.750%
5.212%(c)	11/27/23		1,975	1,931,268
NEP/NCP Holdco, Inc.,
New Term Loan (Second Lien), 1 Month LIBOR + 7.000%
8.432%(c)	01/23/23	^	379	380,871
Sprint Communications, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.500%
4.125%(c)	02/02/24		943	941,696
Windstream Services LLC,
New Tranche B-6 Term Loan, 1 Month LIBOR + 4.000%
5.500%(c)	03/29/21		89	83,718

				3,939,918

Trading Companies & Distributors — 0.1%
Avolon TLB Borrower 1 (US) LLC,
Initial Term B-2 Loan, 1 Month LIBOR + 2.250%
3.751%(c)	03/20/22		956	948,213

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Trading Companies & Distributors (continued)
BakerCorp International, Inc.,
2013 Replacement Term Loan, 3 Month LIBOR + 3.000%
4.380%(c)	02/07/20	229	$225,962
HD Supply Waterworks, Ltd.,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.455%(c)	08/01/24	325	326,625
HD Supply, Inc.,
Term Loan B-3, 3 Month LIBOR + 2.250%
3.943%(c)	08/13/21	630	632,782
Spin Holdco, Inc.,
Term B-1 Loan, 2 Month LIBOR + 3.750%
5.147%(c)	11/14/22	968	974,015

			3,107,597

Wireless Telecommunication Services — 0.0%
Digicel International Finance Ltd.,
First Lien Initial Term B Loan, 1 Month LIBOR + 3.750%
5.310%(c)	05/27/24	349	350,260

TOTAL BANK LOANS (cost $59,954,617)			59,340,773

CORPORATE BONDS — 14.7%
Aerospace & Defense — 0.2%
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25	2,800	2,783,364
3.250%	01/15/28	2,625	2,628,835

			5,412,199

Agriculture — 0.7%
BAT Capital Corp. (United Kingdom),
Gtd. Notes, 144A
3.222%	08/15/24	9,175	9,174,637
3.557%	08/15/27	7,275	7,284,436
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.050%	02/11/18	2,600	2,599,661
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.000%	06/12/22	2,050	2,141,900
4.450%	06/12/25	650	693,060

			21,893,694

Auto Manufacturers — 0.3%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.336%	03/18/21	3,500	3,554,723
5.875%	08/02/21	2,750	3,019,791
General Motors Financial Co., Inc.,
Gtd. Notes
3.250%	05/15/18	1,175	1,179,415
3.500%	07/10/19	1,780	1,806,827

			9,560,756

Banks — 3.5%
Banco de Credito del Peru (Peru),
Sr. Unsec’d. Notes, 144A
4.850%	10/30/20	PEN 1,050	323,419

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
Banco Macro SA (Argentina),
Sr. Unsec’d. Notes, 144A
17.500%	05/08/22	ARS 4,020	$207,205
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.125%	02/23/23	3,800	3,780,663
Bank of America Corp.,
Sr. Unsec’d. Notes, 144A
3.419%	12/20/28	1,314	1,314,282
Sr. Unsec’d. Notes, GMTN
2.369%	07/21/21	4,200	4,192,643
Sr. Unsec’d. Notes, MTN
3.248%	10/21/27	1,400	1,389,247
3.824%	01/20/28	2,350	2,430,771
4.000%	04/01/24	1,460	1,543,404
4.125%	01/22/24	2,500	2,658,888
Sub. Notes, MTN
4.450%	03/03/26	1,675	1,787,902
Bank of New York Mellon Corp. (The),
Sub. Notes, MTN
3.300%	08/23/29	1,150	1,146,371
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan),
Sr. Unsec’d. Notes, 144A
2.150%	09/14/18	2,750	2,752,763
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
4.950%	01/10/47	425	471,608
BNP Paribas SA (France),
Sub. Notes, MTN, 144A
4.375%	09/28/25	1,350	1,410,632
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.500%	05/12/20	1,250	1,248,435
Capital One NA,
Sr. Unsec’d. Notes
2.650%	08/08/22	2,210	2,186,861
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.700%	03/30/21	3,600	3,610,935
Sub. Notes
4.125%	07/25/28	1,575	1,623,282
4.600%	03/09/26	925	984,405
Compass Bank,
Sr. Unsec’d. Notes
2.750%	09/29/19	1,425	1,428,941
Credit Agricole SA (France),
Sr. Unsec’d. Notes, MTN, 144A
3.250%	10/04/24	1,475	1,465,077
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, GMTN
2.300%	05/28/19	1,625	1,626,572
Sub. Notes, 144A
6.500%	08/08/23	475	531,525
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
4.282%	01/09/28	950	990,470
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.500%	02/13/19	450	449,817

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Banks (continued)
2.700%	07/13/20		3,375	$3,358,471
Sr. Unsec’d. Notes, EMTN
8.250%	05/19/36		5,100,000	419,127
Sr. Unsec’d. Notes, EMTN, 144A
7.500%	08/19/32	IDR	5,500,000	425,751
Dominican Republic Central Bank Notes (Dominican Republic),
Unsec’d. Notes, 144A
11.000%	09/15/23	DOP	6,230	138,763
HSBC Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN, 144A
17.738%(s)	06/07/18	EGP	5,200	271,083
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.262%	03/13/23		2,175	2,205,277
3.400%	03/08/21		875	894,335
Sub. Notes
6.500%	05/02/36		1,225	1,598,719
ING Bank NV (Netherlands),
Sub. Notes, EMTN
4.125%	11/21/23		2,775	2,802,539
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.150%	03/29/22		775	784,268
Intesa Sanpaolo SpA (Italy),
Gtd. Notes
3.875%	01/16/18		500	500,334
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.300%	12/29/49		2,200	2,281,619
Sr. Unsec’d. Notes
2.972%	01/15/23		3,500	3,529,350
3.250%	09/23/22		4,675	4,786,508
3.782%	02/01/28		1,250	1,295,313
3.882%	07/24/38		850	873,773
Sub. Notes
3.625%	12/01/27		478	483,151
JPMorgan Chase Bank NA,
Gtd. Notes, EMTN, 144A
19.149%(s)	02/15/18	EGP	5,000	273,737
Sr. Unsec’d. Notes, MTN, 144A
8.375%	03/15/24	IDR	12,456,000	1,020,727
Unsec’d. Notes, EMTN, 144A
7.875%	04/17/19	IDR	2,000,000	151,539
8.375%	03/17/34	IDR	6,500,000	534,181
9.000%	03/19/29	IDR	11,280,000	975,226
18.667%(s)	05/17/18	EGP	5,075	265,827
KBC Bank NV (Belgium),
Sub. Notes
8.000%	01/25/23		1,600	1,607,551
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
1.125%	08/06/18		10,000	9,966,742
Macquarie Bank Ltd. (Australia),
Sub. Notes, MTN, 144A
6.625%	04/07/21		318	350,951
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 144A
2.632%	04/12/21		1,700	1,695,202

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Banks (continued)
Morgan Stanley,
Sr. Unsec’d. Notes
3.625%	01/20/27		3,550	$3,633,263
Sr. Unsec’d. Notes, GMTN
3.700%	10/23/24		4,575	4,727,474
Sr. Unsec’d. Notes, MTN
3.875%	04/29/24		1,475	1,540,012
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.400%
2.765%(c)	10/24/23		2,500	2,571,119
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.498%	05/15/23		2,275	2,279,960
3.875%	09/12/23		468	475,929
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
2.650%	04/17/20		1,150	1,149,390
Standard Chartered Bank (United Kingdom),
Sr. Unsec’d. Notes, EMTN, 144A
6.625%	05/17/33	IDR	1,500,000	107,242
8.750%	05/19/31	IDR	2,672,000	228,600
Sr. Unsec’d. Notes, MTN, 144A
9.000%	03/19/29	IDR	14,666,000	1,267,967
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18		2,600	2,607,016
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A
3.000%	04/15/21		3,350	3,373,516
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, MTN, 144A
3.750%	04/12/22		350	356,123
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.000%	10/23/26		3,525	3,455,052
Westpac Banking Corp. (Australia),
Sub. Notes, GMTN
4.322%	11/23/31		1,500	1,545,469

				114,364,314

Beverages — 0.6%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
2.650%	02/01/21		4,875	4,899,461
3.650%	02/01/26		7,350	7,585,035
4.700%	02/01/36		850	950,427
Molson Coors Brewing Co.,
Gtd. Notes
2.100%	07/15/21		600	588,079
3.000%	07/15/26		825	807,493
Suntory Holdings Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
2.550%	09/29/19		2,850	2,853,434

				17,683,929

Chemicals — 0.3%
LYB International Finance II BV,
Gtd. Notes
3.500%	03/02/27		1,875	1,884,493

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date			Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Chemicals (continued)
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.000%	04/15/19			513	$526,711
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.250%	05/15/20			1,350	1,345,480
2.750%	06/01/22			450	448,253
3.125%	06/01/24			375	377,067
3.450%	06/01/27			5,550	5,638,776
Westlake Chemical Corp.,
Gtd. Notes
3.600%	08/15/26			650	653,754

					10,874,534

Commercial Services — 0.1%
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.700%	11/01/26			1,250	1,198,273
5.500%	12/08/41			68	85,133
Sr. Unsec’d. Notes, 144A
3.950%	12/01/47			554	566,303
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	10/15/22			1,900	1,921,268

					3,770,977

Computers — 0.1%
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
5.450%	06/15/23			1,550	1,674,991
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
4.900%	10/15/25	(a)		1,100	1,161,311

					2,836,302

Diversified Financial Services — 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands),
Gtd. Notes
4.625%	07/01/22			1,950	2,065,809
American Express Co.,
Sub. Notes
3.625%	12/05/24			875	900,327
Citigroup Global Markets Holdings, Inc.,
Gtd. Notes, GMTN, 144A
13.912%(s)	05/10/18		EGP	6,350	335,625
Gtd. Notes, MTN, 144A
16.909%(s)	11/01/18		EGP	5,000	245,188
19.688%(s)	07/12/18		EGP	5,000	256,445
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35			1,583	1,713,212
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
7.125%	09/01/18			1,550	1,599,396
Synchrony Financial,
Sr. Unsec’d. Notes
2.600%	01/15/19			850	851,608
3.000%	08/15/19			2,100	2,114,604

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
TD Ameritrade Holding Corp.,
Sr. Unsec’d. Notes
2.950%	04/01/22		2,650	$2,681,736

				12,763,950

Electric — 0.7%
Arizona Public Service Co.,
Sr. Unsec’d. Notes
2.950%	09/15/27		1,575	1,551,226
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36		1,827	2,441,827
Dominion Energy, Inc.,
Jr. Sub. Notes
2.579%	07/01/20		2,825	2,826,181
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.150%	08/15/27		2,875	2,854,216
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.875%	05/25/22		2,000	1,994,564
Entergy Corp.,
Sr. Unsec’d. Notes
2.950%	09/01/26		1,100	1,070,239
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22		1,150	1,171,965
Florida Power & Light Co.,
First Mortgage
4.125%	02/01/42		1,919	2,119,523
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.500%	06/15/25	(a)	1,350	1,380,134
Puget Sound Energy, Inc.,
Jr. Sub. Notes, 3 Month LIBOR + 2.530%
4.011%(c)	06/01/67		1,350	1,327,658
Ruwais Power Co. PJSC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
6.000%	08/31/36		840	983,850
Southern California Edison Co.,
First Ref. Mortgage
4.050%	03/15/42		1,750	1,879,090
Southern Co. (The),
Sr. Unsec’d. Notes
2.350%	07/01/21		2,225	2,211,799

				23,812,272

Electronics — 0.0%
Amphenol Corp.,
Sr. Unsec’d. Notes
3.125%	09/15/21		1,350	1,371,448

Foods — 0.2%
Kraft Heinz Foods Co.,
Gtd. Notes
2.800%	07/02/20		1,425	1,433,216
3.950%	07/15/25		625	645,545
4.375%	06/01/46		1,200	1,188,660

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Foods (continued)
Smithfield Foods, Inc.,
Gtd. Notes, 144A
2.700%	01/31/20		1,150	$1,142,495
Sr. Unsec’d. Notes, 144A
2.650%	10/03/21		3,350	3,305,557

				7,715,473

Gas — 0.1%
NiSource Finance Corp.,
Gtd. Notes
3.490%	05/15/27		3,100	3,155,308

Healthcare-Products — 0.7%
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19		2,004	2,011,243
2.894%	06/06/22		3,325	3,304,201
3.000%	05/15/26	^	2,510	2,464,368
3.363%	06/06/24		4,925	4,938,759
4.685%	12/15/44		900	984,146
Medtronic, Inc.,
Gtd. Notes
2.500%	03/15/20		850	855,031
3.150%	03/15/22		1,525	1,561,974
Stryker Corp.,
Sr. Unsec’d. Notes
2.625%	03/15/21		575	576,356
3.375%	11/01/25		1,325	1,356,626
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.000%	04/15/23		1,700	1,710,482
3.650%	12/15/25		1,050	1,077,532

				20,840,718

Healthcare-Services — 0.1%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.800%	06/15/23		850	836,554
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.625%	07/15/35		1,075	1,251,925
4.750%	07/15/45		1,575	1,860,396

				3,948,875

Insurance — 0.6%
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, MTN, 144A
3.200%	03/11/25		2,075	2,066,845
Alleghany Corp.,
Sr. Unsec’d. Notes
5.625%	09/15/20		2,200	2,358,882
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25		2,025	2,087,823
4.800%	07/10/45		1,275	1,429,966
Chubb Corp. (The),
Gtd. Notes, 3 Month LIBOR + 2.250%
3.609%(c)	03/29/67		925	918,063

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)
Insurance (continued)
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.125%	04/15/22	250	$272,819
MetLife, Inc.,
Sr. Unsec’d. Notes
4.050%	03/01/45	275	288,407
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.850%	09/30/47	1,100	1,115,131
6.063%	03/30/40	2,500	3,356,344
Reliance Standard Life Global Funding II,
Sr. Sec’d. Notes, MTN, 144A
2.500%	01/15/20	2,575	2,575,118
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	605	692,045
XLIT Ltd. (Bermuda),
Gtd. Notes
4.450%	03/31/25	1,675	1,713,195

			18,874,638

Internet — 0.2%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.300%	12/05/21	2,500	2,581,714
Sr. Unsec’d. Notes, 144A
3.875%	08/22/37	925	981,517
Expedia, Inc.,
Gtd. Notes, 144A
3.800%	02/15/28	1,775	1,715,194

			5,278,425

Lodging — 0.1%
Marriott International, Inc.,
Sr. Unsec’d. Notes
2.300%	01/15/22	2,625	2,577,170
2.875%	03/01/21	1,375	1,383,837

			3,961,007

Machinery-Diversified — 0.0%
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
3.000%	12/15/20	1,300	1,315,471

Media — 0.4%
21st Century Fox America, Inc.,
Gtd. Notes
3.700%	09/15/24	2,600	2,704,184
6.150%	03/01/37	700	916,750
Charter Communications Operating LLC/Charter Communications Operating
Capital,
Sr. Sec’d. Notes
4.464%	07/23/22	3,400	3,547,387
4.908%	07/23/25	3,975	4,226,161
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.000%	02/01/20	450	469,623
5.500%	09/01/41	670	698,333

			12,562,438

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Mining — 0.0%
Yamana Gold, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	12/15/27		625	$628,258

Miscellaneous Manufacturing — 0.0%
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
6.150%	08/07/37		430	567,873

Multi-National — 0.4%
African Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
7.375%	04/06/23		9,470	11,558,220

Oil & Gas — 0.4%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24		210	209,131
5.550%	03/15/26	(a)	450	504,893
6.450%	09/15/36		1,025	1,255,432
Apache Corp.,
Sr. Unsec’d. Notes
2.625%	01/15/23	(a)	425	416,771
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.850%	06/01/27		1,775	1,811,687
ConocoPhillips Co.,
Gtd. Notes
3.350%	11/15/24		290	298,568
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.000%	07/15/21		325	338,443
4.750%	05/15/42		660	698,872
5.600%	07/15/41		525	618,803
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
6.000%	10/28/22		2,240	408,799
6.000%(d)	11/15/26		350	76,649
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	06/27/44		153	140,754
5.625%	01/23/46		530	490,515
6.375%	02/04/21		53	57,611
6.375%	01/23/45		60	60,321
6.625%	06/15/35		20	21,367
Gtd. Notes, MTN
5.500%	02/04/19		80	82,676
Gtd. Notes, MTN, 144A
6.500%	03/13/27		1,700	1,858,100
6.750%	09/21/47		1,190	1,242,182
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.450%	01/15/21		1,450	1,479,193
3.950%	07/15/22		425	442,976
Reliance Industries Ltd. (India),
Sr. Unsec’d. Notes, 144A
3.667%	11/30/27		510	504,513

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Shell International Finance BV (Netherlands),
Gtd. Notes
4.550%	08/12/43		775	$881,476

				13,899,732

Oil & Gas Services — 0.1%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes, 144A
3.337%	12/15/27		2,825	2,820,258
FTS International, Inc.,
Sr. Sec’d. Notes, 3 Month LIBOR + 7.500%, 144A
9.088%(c)	06/15/20	(a)	273	278,459

				3,098,717

Pharmaceuticals — 0.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.300%	05/14/21		1,625	1,613,126
2.500%	05/14/20		425	426,310
Allergan Funding SCS,
Gtd. Notes
4.850%	06/15/44		225	240,846
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A
3.000%	10/08/21		2,500	2,525,663
EMD Finance LLC (Germany),
Gtd. Notes, 144A
2.950%	03/19/22		1,650	1,657,087
Forest Laboratories LLC,
Gtd. Notes, 144A
5.000%	12/15/21		1,025	1,096,213
Mylan NV,
Gtd. Notes
3.950%	06/15/26	(a)	2,625	2,646,963
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
1.900%	09/23/19		2,725	2,700,329
3.200%	09/23/26		1,300	1,271,079
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
2.200%	07/21/21		1,275	1,164,675
2.800%	07/21/23	(a)	1,340	1,166,886

				16,509,177

Pipelines — 0.8%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
4.600%	11/02/47		1,640	1,686,789
Columbia Pipeline Group, Inc.,
Gtd. Notes
3.300%	06/01/20		1,300	1,318,568
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes
2.900%	07/15/22		1,100	1,093,342
3.500%	06/10/24		875	884,787
Energy Transfer LP,
Sr. Unsec’d. Notes
4.650%	06/01/21		675	708,518
4.750%	01/15/26		525	544,678

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pipelines (continued)
Enterprise Products Operating LLC,
Gtd. Notes, 3 Month LIBOR + 3.710%
5.084%(c)	08/01/66		1,425	$1,424,999
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.250%	09/01/24		1,200	1,242,816
Kinder Morgan, Inc.,
Gtd. Notes
3.050%	12/01/19		4,575	4,615,077
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.850%	10/15/23		1,175	1,169,420
4.500%	12/15/26	(a)	2,075	2,103,427
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	03/01/25		2,550	2,812,673
6.250%	03/15/22		1,750	1,947,105
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.250%	04/01/24		650	662,659
Western Gas Partners LP,
Sr. Unsec’d. Notes
3.950%	06/01/25		1,475	1,474,837
Williams Partners LP,
Sr. Unsec’d. Notes
3.600%	03/15/22		840	859,245
3.900%	01/15/25		1,575	1,605,206
4.000%	09/15/25		1,100	1,125,535

				27,279,681

Real Estate Investment Trusts (REITs) — 0.6%
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.750%	04/15/23		3,000	3,076,869
American Tower Corp.,
Sr. Unsec’d. Notes
3.300%	02/15/21		1,075	1,094,711
Crown Castle International Corp.,
Sr. Unsec’d. Notes
2.250%	09/01/21		600	589,879
3.200%	09/01/24		1,000	989,631
3.650%	09/01/27		2,025	2,020,041
CubeSmart LP,
Gtd. Notes
4.375%	12/15/23		1,125	1,182,833
Kilroy Realty LP,
Gtd. Notes
3.800%	01/15/23		4,250	4,345,990
Life Storage LP,
Gtd. Notes
3.875%	12/15/27		625	622,700
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
5.000%	10/15/27		1,320	1,344,749
Realty Income Corp.,
Sr. Unsec’d. Notes
3.650%	01/15/28		1,175	1,183,664

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Select Income REIT,
Sr. Unsec’d. Notes
2.850%	02/01/18	375	$375,000
Ventas Realty LP,
Gtd. Notes
3.500%	02/01/25	1,250	1,259,303
VEREIT Operating Partnership LP,
Gtd. Notes
4.875%	06/01/26	500	529,144

			18,614,514

Retail — 0.3%
Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A
2.700%	07/26/22	1,400	1,387,131
3.550%	07/26/27	575	574,468
CVS Health Corp.,
Sr. Unsec’d. Notes
2.875%	06/01/26	1,975	1,893,551
3.500%	07/20/22	1,700	1,731,623
3.875%	07/20/25	750	772,401
4.000%	12/05/23	2,250	2,339,359
4.125%	05/15/21	1,275	1,324,680
5.125%	07/20/45	425	487,090

			10,510,303

Semiconductors — 0.4%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes, 144A
2.650%	01/15/23	1,975	1,903,914
3.000%	01/15/22	2,300	2,280,518
3.125%	01/15/25	1,550	1,481,745
3.625%	01/15/24	2,650	2,635,120
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.125%	06/15/20	1,000	1,024,030
4.125%	06/01/21	2,075	2,116,500
4.625%	06/01/23	225	235,350

			11,677,177

Software — 0.4%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.625%	10/15/20	1,395	1,433,325
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.700%	06/01/20	1,950	1,962,183
Microsoft Corp.,
Sr. Unsec’d. Notes
3.125%	11/03/25	2,200	2,246,074
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	05/15/22	2,200	2,203,467
3.250%	11/15/27	5,250	5,339,068

			13,184,117

Telecommunications — 1.4%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
6.000%	06/09/19	MXN 2,010	98,771

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date			Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Telecommunications (continued)
AT&T, Inc.,
Sr. Unsec’d. Notes
2.800%	02/17/21			300	$301,328
3.000%	06/30/22			1,750	1,753,109
3.200%	03/01/22			1,575	1,591,996
3.400%	05/15/25			3,700	3,637,656
3.600%	02/17/23			2,878	2,944,107
3.800%	03/15/22	(a)		3,325	3,436,336
3.900%	08/14/27			350	352,339
4.125%	02/17/26			1,600	1,636,569
4.250%	03/01/27			3,000	3,058,250
5.150%	03/15/42			1,250	1,296,961
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
2.200%	02/28/21			1,275	1,270,955
Telefonica Emisiones SAU (Spain),
Gtd. Notes
3.192%	04/27/18			1,900	1,906,748
5.462%	02/16/21			2,225	2,406,809
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.625%	08/15/26			1,375	1,295,097
2.946%	03/15/22			6,136	6,173,375
4.125%	08/15/46			25	23,095
4.862%	08/21/46			100	104,162
5.150%	09/15/23			9,915	11,031,863
5.250%	03/16/37			700	769,777

					45,089,303

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.375%	02/01/22			875	891,382
4.875%	07/11/22			1,075	1,160,537

					2,051,919

TOTAL CORPORATE BONDS (cost $472,455,367)					476,665,719

SOVEREIGN BONDS — 1.9%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.500%	10/11/22			630	617,399
3.125%	10/11/27			1,020	997,315
4.125%	10/11/47			320	316,518
Argentina Bonar Bonds (Argentina),
Bonds, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.000%
25.413%(c)	04/03/22		ARS	1,285	68,069
Sr. Unsec’d. Notes, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.500%
25.854%(c)	03/11/19		ARS	3,400	183,375
26.055%(c)	03/01/18		ARS	1,450	77,488
26.555%(c)	03/01/20		ARS	1,875	102,672
Argentina POM Politica Monetaria (Argentina),
Bonds, Argentina Central Bank 7D Repo Reference Rate + 0.000%
28.750%(c)	06/21/20		ARS	22,415	1,291,582

Interest Rate	Maturity Date		Principal Amount (000)#	Value
SOVEREIGN BONDS (continued)
Argentina Treasury Bond BONCER (Argentina),
Bonds
2.500%	07/22/21	ARS	475	$33,205
Argentine Bonos del Tesoro (Argentina),
Bonds
15.500%	10/17/26	ARS	1,280	68,739
22.750%	03/05/18	ARS	600	32,007
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
2.260%(cc)	12/31/38	EUR	10	8,759
2.500%(cc)	12/31/38		40	29,405
3.375%	01/15/23	EUR	140	171,243
5.250%	01/15/28	EUR	190	236,985
Sr. Unsec’d. Notes, 144A
7.125%	06/28/2117		230	237,015
Unsec’d. Notes
5.000%	01/15/27	EUR	200	248,668
Bonos de La Tesoreria de La Republica En Pesos (Chile),
Bonds
4.500%	03/01/21	CLP	330,000	548,831
4.500%	03/01/26	CLP	235,000	381,607
5.000%	03/01/35	CLP	360,000	582,380
Unsec’d. Notes
4.500%	02/28/21	CLP	100,000	166,382
Brazil Letras do Tesouro Nacional (Brazil),
Bills
14.143%(s)	07/01/20	BRL	2,467	605,628
Brazil Notas do Tesouro Nacional (Brazil),
Notes
6.000%	08/15/50	BRL	143	141,300
10.000%	01/01/23	BRL	3,957	1,207,024
10.000%	01/01/25	BRL	681	204,835
10.000%	01/01/27	BRL	4,263	1,271,377
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
5.500%	08/05/20	CLP	258,500	439,631
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.875%	04/25/27		1,060	1,079,079
4.375%	03/21/23	COP	239,000	75,694
7.750%	04/14/21	COP	440,000	156,417
Colombian TES (Colombia),
Bonds
6.000%	04/28/28	COP	547,000	175,817
7.000%	05/04/22	COP	2,116,000	742,676
7.000%	06/30/32	COP	645,200	218,440
7.500%	08/26/26	COP	2,458,900	877,647
7.750%	09/18/30	COP	210,100	76,534
10.000%	07/24/24	COP	1,460,000	589,821
11.250%	10/24/18	COP	21,000	7,402
Bonds, TIPS
3.300%	03/17/27	COP	920	79,690
3.500%	03/10/21	COP	5,015	441,756
3.500%	05/07/25	COP	290	25,707
4.750%	02/23/23	COP	11,300	1,068,410
Notes
5.000%	11/21/18	COP	1,203,900	405,021
Czech Republic Government Bond (Czech Republic),
Bonds
0.250%	02/10/27	CZK	6,280	259,079

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
2.500%	08/25/28	CZK	8,730	$439,946
4.200%	12/04/36	CZK	3,170	192,688
Dominican Republic Bond (Dominican Republic),
Bonds
12.000%	03/05/32	DOP	16,900	402,150
Dominican Republic International Bond (Dominican Republic),
Bonds
11.500%	05/10/24	DOP	100	2,354
Sr. Unsec’d. Notes, 144A
6.850%	01/27/45		160	179,719
Unsec’d. Notes
11.375%	07/06/29	DOP	100	2,331
Hungary Government Bond (Hungary),
Bonds
2.500%	10/27/21	HUF	24,080	98,477
2.750%	12/22/26	HUF	96,670	399,640
3.000%	06/26/24	HUF	318,510	1,347,417
5.500%	06/24/25	HUF	40,650	198,213
6.750%	10/22/28	HUF	1,340	7,443
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, MTN
4.125%	01/15/25		570	591,757
5.875%	01/15/24		510	579,925
Sr. Unsec’d. Notes, MTN, 144A
3.850%	07/18/27		1,550	1,589,789
4.125%	01/15/25		550	570,994
4.750%	01/08/26		470	510,581
4.750%	07/18/47		1,450	1,545,812
Indonesia Treasury Bond (Indonesia),
Sr. Unsec’d. Notes
7.875%	04/15/19	IDR	2,000,000	151,955
8.250%	06/15/32	IDR	1,000,000	81,878
8.375%	03/15/24	IDR	1,635,000	133,983
9.000%	03/15/29	IDR	4,100,000	356,672
Malaysia Government Bond (Malaysia),
Sr. Unsec’d. Notes
3.418%	08/15/22	MYR	620	151,297
3.480%	03/15/23	MYR	530	128,936
3.580%	09/28/18	MYR	3,230	802,686
3.654%	10/31/19	MYR	930	231,984
3.759%	03/15/19	MYR	200	49,819
3.800%	08/17/23	MYR	270	66,758
3.889%	07/31/20	MYR	100	25,082
3.955%	09/15/25	MYR	360	88,363
4.048%	09/30/21	MYR	560	140,726
4.160%	07/15/21	MYR	130	32,958
4.232%	06/30/31	MYR	800	194,712
4.240%	02/07/18	MYR	470	116,308
4.254%	05/31/35	MYR	570	135,395
4.378%	11/29/19	MYR	1,440	364,069
4.736%	03/15/46	MYR	450	109,081
5.734%	07/30/19	MYR	480	123,486
Malaysia Government Investment Issue (Malaysia),
Sr. Unsec’d. Notes
3.399%	11/30/18	MYR	1,290	319,864
3.508%	05/15/18	MYR	700	173,204
3.558%	04/30/19	MYR	850	210,800
3.743%	08/26/21	MYR	500	123,547
3.872%	08/30/18	MYR	440	109,182
4.045%	08/15/24	MYR	440	108,388

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
4.245%	09/30/30	MYR	450	$106,453
4.786%	10/31/35	MYR	370	91,187
Mexican Bonos (Mexico),
Bonds
6.500%	06/10/21	MXN	4,799	235,753
6.500%	06/09/22	MXN	11,408	555,340
7.500%	06/03/27	MXN	400	20,088
7.750%	05/29/31	MXN	6,137	312,309
8.000%	06/11/20	MXN	4,128	211,618
8.000%	11/07/47	MXN	601	31,185
8.500%	12/13/18	MXN	1,684	86,266
10.000%	12/05/24	MXN	95	5,469
10.000%	11/20/36	MXN	4,138	256,814
Sr. Unsec’d. Notes
7.750%	11/23/34	MXN	907	46,081
7.750%	11/13/42	MXN	2,188	110,585
8.000%	12/07/23	MXN	746	38,564
8.500%	05/31/29	MXN	2,363	127,254
8.500%	11/18/38	MXN	186	10,146
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.600%	02/10/48		1,730	1,708,375
Peru Government Bond (Peru),
Sr. Unsec’d. Notes, 144A
6.150%	08/12/32	PEN	1,600	524,808
Peruvian Government International Bond (Peru),
Bonds
6.714%	02/12/55	PEN	133	43,626
Sr. Unsec’d. Notes
5.200%	09/12/23	PEN	2,303	748,673
6.850%	02/12/42	PEN	567	189,900
6.900%	08/12/37	PEN	580	201,048
6.950%	08/12/31	PEN	647	227,602
7.840%	08/12/20	PEN	180	61,760
8.200%	08/12/26	PEN	106	40,267
Sr. Unsec’d. Notes, 144A
6.350%	08/12/28	PEN	1,372	463,111
Unsec’d. Notes
5.700%	08/12/24	PEN	914	304,015
Unsec’d. Notes, 144A
5.700%	08/12/24	PEN	1,045	347,589
Republic of South Africa Government Bond (South Africa),
Sr. Unsec’d. Notes
6.250%	03/31/36	ZAR	3,450	200,637
Romania Government Bond (Romania),
Bonds
3.250%	04/29/24	RON	1,240	303,708
4.750%	02/24/25	RON	990	263,548
5.800%	07/26/27	RON	840	240,430
5.850%	04/26/23	RON	990	276,692
Russian Federal Bond (Russia),
Bonds
6.700%	05/15/19	RUB	27,200	472,116
7.000%	01/25/23	RUB	31,100	539,912
7.000%	08/16/23	RUB	25,440	441,475
7.050%	01/19/28	RUB	14,490	244,463
7.100%	10/16/24	RUB	23,840	412,816
7.400%	12/07/22	RUB	13,590	239,066
7.600%	07/20/22	RUB	850	15,178
7.700%	03/23/33	RUB	101,520	1,771,425

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
7.750%	09/16/26	RUB	46,540	$826,292
8.500%	09/17/31	RUB	68,410	1,284,861
South Africa Government Bond (South Africa),
Bonds
6.500%	02/28/41	ZAR	4,400	251,002
8.000%	01/31/30	ZAR	3,456	255,672
8.250%	03/31/32	ZAR	26,045	1,926,774
8.500%	01/31/37	ZAR	27,015	1,963,908
8.750%	01/31/44	ZAR	9,634	700,981
8.750%	02/28/48	ZAR	2,636	193,205
8.875%	02/28/35	ZAR	19,445	1,477,358
9.000%	01/31/40	ZAR	20,276	1,525,156
Thailand Government Bond (Thailand),
Sr. Unsec’d. Notes
1.875%	06/17/22	THB	30,000	924,140
2.550%	06/26/20	THB	6,180	194,301
3.580%	12/17/27	THB	5,900	197,171
3.650%	12/17/21	THB	37,925	1,249,781
3.650%	06/20/31	THB	15,780	533,280
3.850%	12/12/25	THB	15,860	543,022
3.875%	06/13/19	THB	3,730	118,458
Sr. Unsec’d. Notes, TIPS
1.200%	07/14/21	THB	8,800	289,058
1.250%	03/12/28	THB	38,650	1,186,998
Turkey Government Bond (Turkey),
Bonds
7.400%	02/05/20	TRY	1,900	451,629
8.000%	03/12/25	TRY	440	94,112
9.200%	09/22/21	TRY	2,820	676,822
9.400%	07/08/20	TRY	3,080	756,491
10.500%	08/11/27	TRY	1,980	493,890
10.600%	02/11/26	TRY	2,020	495,208
10.700%	08/17/22	TRY	3,230	813,358
11.000%	03/02/22	TRY	1,400	355,679
11.000%	02/24/27	TRY	1,390	350,849
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes, 144A
8.500%	03/15/28	UYU	2,475	86,121
Sr. Unsec’d. Notes, TIPS
4.375%	12/15/28	UYU	1,490	95,302

TOTAL SOVEREIGN BONDS (cost $62,451,756)				62,577,229

MUNICIPAL BONDS — 0.3%
California — 0.2%
State of California,
General Obligation Unlimited, BABs
7.550%	04/01/39		3,300	5,192,913

Illinois — 0.1%
State of Illinois,
General Obligation Unlimited
5.100%	06/01/33		2,920	2,915,153
General Obligation Unlimited, BABs
6.630%	02/01/35		1,105	1,226,241
7.350%	07/01/35		220	254,357

				4,395,751

TOTAL MUNICIPAL BONDS (cost $9,198,775)				9,588,664

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.6%
Fannie Mae REMICS,
Series 2007-33, Class HF, 1 Month LIBOR + 0.350%
1.902%(c)	04/25/37	325	$325,198
Series 2011-52, Class GB
5.000%	06/25/41	1,367	1,479,876
Series 2011-99, Class DB
5.000%	10/25/41	1,332	1,444,971
Series 2012-111, Class B
7.000%	10/25/42	222	253,186
Series 2012-153, Class B
7.000%	07/25/42	794	909,467
Freddie Mac REMICS,
Series 2755, Class ZA
5.000%	02/15/34	656	706,861
Series 4273, Class PD
6.500%	11/15/43	1,360	1,552,186
Mortgage Repurchase Agreement Financing Trust,
Series 2017-1, Class A1, 1 Month LIBOR + 0.850%, 144A
2.282%(c)	07/10/19	2,700	2,700,196
Series 2017-2, Class A1, 1 Month LIBOR + 0.550%, 144A
1.779%(c)	08/12/19	8,550	8,550,000

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $17,782,347)			17,921,941

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.3%
Federal Farm Credit Bank
3.280%	05/20/32	2,400	2,459,549
Federal Home Loan Bank
2.125%	06/09/23	6,100	6,023,488
3.375%	09/08/23	3,400	3,586,983
5.375%	08/15/24	1,400	1,659,346
Federal Home Loan Mortgage Corp.
3.000%	05/01/42	149	149,608
3.000%	07/01/42	22	22,035
3.000%	08/01/42	143	143,286
3.000%	08/01/42	31	31,107
3.000%	08/01/42	24	24,284
3.000%	10/01/42	81	81,657
3.000%	10/01/42	19	19,205
3.000%	12/01/42	23	23,613
3.000%	01/01/43	173	174,422
3.000%	02/01/43	409	410,805
3.000%	02/01/43	167	167,474
3.000%	03/01/43	1,067	1,073,413
3.000%	03/01/43	882	886,490
3.000%	06/01/43	663	666,487
3.500%	06/01/42	247	255,666
3.500%	04/01/43	6,902	7,122,011
3.500%	06/01/46	863	894,477
4.000%	02/01/41	45	47,667
4.000%	02/01/41	26	27,213
5.000%	04/01/33	49	52,566
5.000%	04/01/33	39	41,484
5.000%	08/01/33	276	298,213
5.000%	08/01/33	1	1,458
5.000%	09/01/33	5	5,854
5.000%	09/01/33	1	865

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	10/01/33	1	$1,043
5.000%	04/01/34	1	1,493
5.000%	11/01/34	7	8,026
5.000%	12/01/34	237	256,505
5.000%	12/01/34	172	185,531
5.000%	07/01/35	1	1,515
5.000%	11/01/35	6	5,993
5.000%	04/01/37	223	242,202
5.000%	01/01/39	34	37,152
5.000%	04/01/39	244	265,760
5.000%	07/01/39	35	37,981
5.500%	01/01/36	3	3,809
5.500%	12/01/36	481	533,253
5.500%	08/01/37	31	33,876
5.500%	05/01/40	40	43,753
5.500%	08/01/40	1,116	1,233,842
5.500%	08/01/40	291	322,318
7.000%	02/01/39	730	858,799
Federal National Mortgage Assoc.
1.875%	09/24/26	8,000	7,541,095
3.000%	11/01/42	26	26,436
3.000%	12/01/42	975	980,069
3.000%	12/01/42	261	262,566
3.000%	12/01/42	88	88,676
3.000%	12/01/42	56	56,024
3.000%	12/01/42	51	51,038
3.000%	12/01/42	46	46,682
3.000%	12/01/42	22	22,500
3.000%	12/01/42	20	19,782
3.000%	01/01/43	242	243,316
3.000%	01/01/43	121	122,575
3.000%	01/01/43	90	90,564
3.000%	01/01/43	54	54,100
3.000%	01/01/43	37	37,514
3.000%	01/01/43	37	37,157
3.000%	01/01/43	30	30,717
3.000%	01/01/43	27	27,324
3.000%	01/01/43	26	25,933
3.000%	01/01/43	23	23,625
3.000%	01/01/43	22	22,099
3.000%	01/01/43	22	22,072
3.000%	01/01/43	22	21,921
3.000%	01/01/43	18	18,202
3.000%	03/01/43	1,599	1,613,913
3.000%	03/01/43	493	498,082
3.000%	03/01/43	227	228,675
3.000%	03/01/43	38	38,101
3.000%	03/01/43	35	35,718
3.000%	04/01/43	2,005	2,023,733
3.000%	04/01/43	265	267,197
3.000%	04/01/43	251	253,809
3.000%	04/01/43	224	226,531
3.000%	04/01/43	127	128,329
3.000%	04/01/43	69	69,431
3.000%	04/01/43	52	52,733
3.000%	05/01/43	1,018	1,028,051
3.000%	05/01/43	539	544,085
3.000%	05/01/43	470	474,716

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	05/01/43		243	$244,959
3.000%	05/01/43		120	121,551
3.000%	05/01/43		103	103,600
3.000%	03/01/44		910	914,918
3.500%	11/01/41		57	58,426
3.500%	06/01/42		68	69,780
3.500%	10/01/42		1,492	1,539,640
3.500%	10/01/42		39	40,672
3.500%	04/01/43		94	96,739
3.500%	05/01/43		115	118,253
3.500%	07/01/43		1,101	1,134,171
3.500%	07/01/43		893	920,081
3.500%	07/01/43		838	863,948
3.500%	07/01/43		286	295,380
3.500%	07/01/43		100	102,810
3.500%	07/01/43		85	87,414
3.500%	07/01/43		67	69,493
3.500%	07/01/43		66	68,516
3.500%	08/01/43		230	237,664
3.500%	08/01/43		205	211,596
3.500%	08/01/43		108	110,923
3.500%	08/01/43		70	72,419
3.500%	08/01/43		58	59,528
3.500%	09/01/43		66	68,629
3.500%	01/01/44		167	172,848
3.500%	05/01/46		1,446	1,491,753
3.500%	06/01/46		887	919,244
3.500%	TBA	(tt)	16,000	16,427,501
4.000%	11/01/45		920	962,112
4.000%	01/01/46		218	228,489
4.000%	03/01/46		327	341,796
4.000%	03/01/46		264	276,666
4.000%	06/01/46		385	402,390
4.000%	08/01/46		98	102,915
4.000%	10/01/46		515	538,550
4.000%	10/01/46		110	115,245
4.000%	TBA	(tt)	8,000	8,365,911
4.500%	08/01/23		246	261,848
4.500%	09/01/23		379	403,210
4.500%	03/01/29		503	535,648
4.500%	03/01/29		326	346,684
4.500%	08/01/29		611	652,246
4.500%	05/01/30		210	224,122
4.500%	07/01/30		364	387,933
4.500%	10/01/30		571	609,675
4.500%	11/01/30		215	228,939
4.500%	07/01/31		232	247,404
4.500%	08/01/31		565	602,903
4.500%	01/01/34		287	307,688
4.500%	07/01/41		325	345,980
4.500%	12/01/44		397	423,000
4.500%	04/01/45		5,111	5,551,471
4.500%	05/01/45		574	619,332
4.500%	08/01/45		207	220,119
4.500%	10/01/45		541	575,670
4.500%	11/01/45		296	315,045
4.500%	08/01/46		567	603,436
4.500%	12/01/47		324	345,305

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	01/01/48		49,834	$53,062,978
4.500%	TBA	(tt)	8,000	8,511,250
5.000%	08/01/33		63	68,932
5.000%	11/01/35		116	125,592
5.000%	05/01/37		174	187,721
5.000%	03/01/38		66	70,646
5.000%	04/01/39		679	731,531
5.000%	06/01/39		28	30,287
5.000%	09/01/39		436	470,699
5.000%	10/01/39		184	198,803
5.000%	01/01/40		93	100,190
5.000%	08/01/40		423	456,868
5.000%	11/01/40		246	265,515
5.000%	11/01/40		151	163,437
5.000%	11/01/40		133	143,655
5.000%	02/01/41		443	477,810
5.000%	02/01/41		33	35,261
5.000%	08/01/41		751	811,168
5.000%	08/01/41		324	350,018
5.000%	09/01/41		25	27,160
5.000%	10/01/41		216	233,468
5.000%	12/01/41		59	63,196
5.000%	03/01/42		636	685,888
5.000%	10/01/43		423	457,155
5.000%	10/01/43		6	6,867
5.000%	05/01/44		467	502,533
5.000%	12/01/44		854	919,895
5.000%	01/01/45		1,201	1,292,413
5.500%	03/01/33		2	1,699
5.500%	04/01/33		150	170,202
5.500%	12/01/33		36	40,166
5.500%	03/01/34		2	2,397
5.500%	09/01/34		7	7,878
5.500%	05/01/35		6	7,077
5.500%	07/01/35		3	2,936
5.500%	08/01/37		1,333	1,478,225
5.500%	02/01/38		16	18,118
6.000%	02/01/26		7	7,708
6.000%	04/01/34		11	12,970
6.000%	06/01/35		20	22,280
6.000%	07/01/35		153	173,001
6.000%	07/01/35		55	61,070
6.000%	10/01/35		177	199,268
6.000%	02/01/36		13	14,841
6.000%	06/01/36		248	276,852
6.000%	02/01/37		12	13,989
6.000%	03/01/37		2	2,157
6.000%	04/01/37		6	6,942
6.000%	05/01/37		24	27,448
6.000%	05/01/37		23	26,301
6.000%	05/01/37		12	13,969
6.000%	06/01/37		10	11,064
6.000%	06/01/37		8	8,476
6.000%	06/01/37		6	6,717
6.000%	06/01/37		1	1,122
6.000%	08/01/37		16	18,061
6.000%	08/01/37		14	16,178
6.000%	09/01/37		107	120,700

Interest Rate	Maturity Date		Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	09/01/37		26		$28,956
6.000%	09/01/37		11		11,899
6.000%	12/01/37		15		16,822
6.000%	02/01/38		8		9,131
6.000%	02/01/38		—	(r)	366
6.000%	03/01/38		26		29,506
6.000%	05/01/38		106		120,019
6.000%	09/01/38		139		157,085
6.000%	09/01/38		137		154,222
6.000%	09/01/38		11		12,080
6.000%	09/01/38		4		4,656
6.000%	10/01/38		3		3,112
6.000%	11/01/38		14		15,310
6.000%	01/01/39		20		22,309
6.000%	02/01/39		23		26,339
6.000%	07/01/39		125		139,668
6.000%	09/01/39		21		23,820
6.000%	09/01/39		9		10,465
6.000%	10/01/39		11		12,915
6.000%	11/01/39		24		26,599
6.000%	12/01/39		57		64,277
6.000%	04/01/40		11		11,971
6.000%	06/01/40		22		24,368
6.000%	10/01/40		8		8,796
6.000%	05/01/41		11		12,635
6.250%	05/15/29		2,100		2,807,505
7.000%	03/01/39		426		479,773
Government National Mortgage Assoc.
4.000%	02/20/41		10		10,652
4.000%	10/20/41		2		2,585
4.000%	11/20/41		16		16,315
4.000%	04/20/42		8		8,725
4.000%	10/20/42		5		4,768
4.000%	08/20/43		86		90,310
4.000%	10/20/43		14,689		15,475,483
4.000%	03/20/44		9		9,399
4.000%	05/20/44		11		11,383
4.000%	11/20/44		753		790,391
4.000%	05/20/45		80		84,366
4.000%	06/20/45		1,137		1,193,883
4.000%	07/20/45		3,849		4,033,278
4.000%	08/20/45		3,011		3,151,733
4.000%	09/20/45		3,339		3,499,481
4.000%	10/20/45		5,289		5,543,299
4.000%	11/20/45		1,143		1,197,941
4.000%	01/20/46		2,749		2,884,383
4.000%	02/20/46		6,931		7,272,087
4.000%	03/20/46		19,955		20,974,324
4.000%	03/20/47		954		995,521
4.000%	06/20/47		18,122		18,909,019
4.000%	07/20/47		4,820		5,029,273
4.000%	08/20/47		979		1,025,571
4.000%	12/20/47		4,000		4,191,247
4.000%	TBA	(tt)	15,000		15,636,329
5.000%	07/15/40		491		531,531
5.500%	11/15/32		49		54,061
5.500%	11/15/32		41		45,456
5.500%	01/15/33		41		45,322

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	02/15/33	109	$121,298
5.500%	03/15/33	61	67,531
5.500%	03/15/33	46	50,468
5.500%	07/15/33	53	58,970
5.500%	07/15/33	52	57,143
5.500%	08/15/33	49	54,093
5.500%	09/15/33	37	41,204
5.500%	04/15/34	70	77,238
5.500%	05/15/34	17	18,602
5.500%	09/15/34	409	452,349
5.500%	09/15/34	67	73,948
5.500%	12/15/34	458	509,181
5.500%	01/15/35	367	403,514
Israel Government, USAID Bond, Gov’t. Gtd. Notes
5.500%	12/04/23	700	818,534
5.500%	04/26/24	5,000	5,876,448
5.500%	09/18/33	2,159	2,901,225

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $301,439,310)			301,298,070

U.S. TREASURY OBLIGATIONS — 10.5%
U.S. Treasury Bonds
2.750%	11/15/47	1,410	1,412,313
2.875%	08/15/45	8,300	8,512,039
2.875%	11/15/46	25,850	26,517,455
3.000%	05/15/45	940	987,184
3.000%	11/15/45	15,640	16,425,055
3.125%	02/15/43	520	558,655
3.125%	08/15/44	600	644,883
3.625%	02/15/44	14,880	17,392,744
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	07/15/26	1,150	1,156,364
0.375%	01/15/27	50	50,692
0.375%	07/15/27	2,500	2,507,627
0.875%	02/15/47	1,000	1,061,903
1.000%	02/15/46	790	878,597
2.500%	01/15/29	4,250	5,923,254
U.S. Treasury Notes
1.125%	06/30/21	45,420	43,986,431
1.125%	07/31/21	18,260	17,657,991
1.250%	11/30/18	55,210	54,940,420
1.375%	04/30/21	40,160	39,290,913
1.500%	08/15/20	2,100	2,076,785
1.625%	05/15/26	11,840	11,151,800
1.875%	04/30/22	140	138,327
1.875%	10/31/22	4,720	4,651,413
2.125%	07/31/24	43,050	42,538,781
2.125%	11/30/24	14,540	14,349,163
2.250%	12/31/24	7,520	7,479,463
U.S. Treasury Strip Coupon
2.664%(s)	11/15/37	26,400	15,373,742
3.050%(s)	11/15/41	6,000	3,088,769

TOTAL U.S. TREASURY OBLIGATIONS (cost $338,799,869)			340,752,763

		Value
TOTAL LONG-TERM INVESTMENTS (cost $2,531,096,835)		$2,694,925,119

	Shares
SHORT — TERM INVESTMENTS — 17.6%
AFFILIATED MUTUAL FUNDS — 17.6%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w) .	534,724,892	534,724,892
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $37,517,624; includes $37,472,503 of cash collateral for securities on loan)(b)(w)	37,515,410	37,515,410

TOTAL AFFILIATED MUTUAL FUNDS (cost $572,242,516)		572,240,302

OPTIONS PURCHASED~* — 0.0% (cost $1,198,233)		291,702

TOTAL SHORT-TERM INVESTMENTS (cost $573,440,749)		572,532,004

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN — 100.7% (cost $3,104,537,584)3		3,267,457,123

OPTION WRITTEN ~* — (0.0)% (premiums received $153,049)		(20,538)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN — 100.7% (cost $3,104,384,535)		3,267,436,585
Liabilities in excess of other assets(z) — (0.7)%		(23,095,949)

NET ASSETS — 100.0%		$3,244,340,636

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

**	Investment is an affiliate of the Subadvisor.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $5,665,183 and 0.2% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $36,465,892; cash collateral of $37,472,503 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(p)	Interest rate not available as of December 31, 2017.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $32,000,000 is 1.0% of net assets.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts and market value for forward commitment contracts held at reporting period end, with the exception of options which are included in total investments, net of written options, at market value:

FORWARD COMMITMENT CONTRACTS

	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal Home Loan Mortgage Corp.	3.500%	TBA(tt)	01/11/18	(8,000)	$(8,215,419)
Federal National Mortgage Assoc.	3.000%	TBA(tt)	01/11/18	(7,000)	(7,000,001)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $15,201,406)					$(15,215,420)

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Euro Dollar Futures	Put	06/15/18	$98.00	4	10	$3,075

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Euro STOXX 50 Index	Call	Barclays Capital Group	02/28/18	EUR 3,608.39	61	EUR	6	$177,092
Nikkei 225 Index	Call	Morgan Stanley	01/31/18	JPY 23,764.94	1,601	JPY	160	111,535

								$288,627

Total Options Purchased								$291,702

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Put	01/05/18	$2,629.57	61	6	$(20,538)

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
226	2 Year U.S. Treasury Notes	Mar. 2018	$48,489,607	$48,388,719	$(100,888)
163	5 Year U.S. Treasury Notes	Mar. 2018	18,916,546	18,934,742	18,196
450	10 Year U.S. Treasury Notes	Mar. 2018	55,934,943	55,821,094	(113,849)
229	10 Year U.S. Ultra Treasury Notes	Mar. 2018	30,571,614	30,585,813	14,199
102	20 Year U.S. Treasury Bonds	Mar. 2018	15,627,713	15,606,000	(21,713)
187	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	31,167,529	31,351,719	184,190
55	Amsterdam Index	Jan. 2018	7,232,674	7,186,480	(46,194)
64	ASX SPI 200 Index	Mar. 2018	7,479,167	7,515,371	36,204
246	CAC40 10 Euro	Jan. 2018	15,888,582	15,674,590	(213,992)
37	DAX Index	Mar. 2018	14,548,573	14,328,266	(220,307)
169	Euro STOXX 50 Index	Mar. 2018	7,234,618	7,082,896	(151,722)
220	FTSE 100 Index	Mar. 2018	22,032,369	22,687,333	654,964
18	FTSE/MIB Index	Mar. 2018	2,444,267	2,349,455	(94,812)
130	Hang Seng China Enterprises Index	Jan. 2018	9,666,159	9,758,923	92,764
23	Hang Seng Index	Jan. 2018	4,339,963	4,408,148	68,185
28	IBEX 35 Index	Jan. 2018	3,446,163	3,366,558	(79,605)
1,176	Mini MSCI Emerging Markets Index	Mar. 2018	66,081,145	68,425,560	2,344,415
252	OMXS30 Index	Jan. 2018	4,972,815	4,836,111	(136,704)
1,452	Russell 2000 Mini Index	Mar. 2018	110,626,673	111,549,900	923,227
1,591	S&P 500 E-Mini Index	Mar. 2018	210,194,183	212,875,798	2,681,615
74	S&P/TSX 60 Index	Mar. 2018	11,231,086	11,272,490	41,404
692	SGX MSCI Singapore index	Jan. 2018	20,018,402	20,080,392	61,990
283	TOPIX Index	Mar. 2018	44,994,112	45,636,655	642,543

					6,584,110

Short Position:
650	30 Year Euro Buxl	Mar. 2018	131,007,654	127,794,442	3,213,212

					$9,797,322

Cash and foreign currency of $29,949,907 has been segregated with Barclays Capital Group to cover requirements for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/02/18	Morgan Stanley	ARS	1,423	$80,149	$76,204	$(3,945)
Expiring 01/02/18	Morgan Stanley	ARS	726	40,916	38,891	(2,025)
Expiring 01/08/18	Morgan Stanley	ARS	1,451	79,262	77,443	(1,819)
Expiring 01/08/18	Morgan Stanley	ARS	925	52,214	49,385	(2,829)
Expiring 01/08/18	Morgan Stanley	ARS	723	39,568	38,586	(982)
Expiring 01/25/18	Morgan Stanley	ARS	5,122	280,000	270,692	(9,308)
Expiring 01/29/18	Morgan Stanley	ARS	1,542	83,818	81,300	(2,518)
Expiring 01/29/18	Morgan Stanley	ARS	1,441	80,090	75,995	(4,095)
Expiring 01/31/18	Morgan Stanley	ARS	4,190	223,950	220,725	(3,225)
Expiring 01/31/18	Morgan Stanley	ARS	1,915	102,771	100,898	(1,873)
Expiring 01/31/18	Morgan Stanley	ARS	756	40,644	39,822	(822)
Expiring 01/31/18	Morgan Stanley	ARS	252	13,497	13,274	(223)
Expiring 02/01/18	Morgan Stanley	ARS	2,891	154,988	152,204	(2,784)
Expiring 02/01/18	Morgan Stanley	ARS	1,897	101,823	99,873	(1,950)
Expiring 02/09/18	Morgan Stanley	ARS	3,043	162,614	159,536	(3,078)
Expiring 02/15/18	Morgan Stanley	ARS	2,073	110,945	108,370	(2,575)
Expiring 02/20/18	Morgan Stanley	ARS	1,965	105,454	102,472	(2,982)
Expiring 02/21/18	Morgan Stanley	ARS	3,628	193,465	189,109	(4,356)
Expiring 02/27/18	Morgan Stanley	ARS	2,570	137,262	133,518	(3,744)

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Argentine Peso (continued),
Expiring 02/27/18	Morgan Stanley	ARS	1,602	$86,228	$83,248	$(2,980)
Expiring 02/27/18	Morgan Stanley	ARS	1,481	80,264	76,948	(3,316)
Expiring 02/28/18	Morgan Stanley	ARS	6,384	348,340	331,539	(16,801)
Expiring 02/28/18	Morgan Stanley	ARS	3,848	212,303	199,847	(12,456)
Expiring 03/14/18	Morgan Stanley	ARS	8,182	444,294	421,953	(22,341)
Expiring 03/15/18	Morgan Stanley	ARS	2,149	112,203	110,759	(1,444)
Expiring 03/15/18	Morgan Stanley	ARS	2,038	108,737	105,068	(3,669)
Expiring 03/22/18	Morgan Stanley	ARS	2,335	124,770	119,948	(4,822)
Expiring 03/22/18	Morgan Stanley	ARS	711	37,631	36,496	(1,135)
Expiring 03/27/18	Morgan Stanley	ARS	2,381	125,728	122,019	(3,709)
Australian Dollar,
Expiring 03/21/18	Morgan Stanley	AUD	10,330	7,809,935	8,058,744	248,809
Brazilian Real,
Expiring 01/03/18	Morgan Stanley	BRL	31,280	9,654,768	9,424,100	(230,668)
Expiring 01/03/18	Morgan Stanley	BRL	881	269,400	265,305	(4,095)
Expiring 01/03/18	Morgan Stanley	BRL	583	176,099	175,773	(326)
Expiring 01/03/18	Morgan Stanley	BRL	480	142,429	144,615	2,186
Expiring 01/03/18	Morgan Stanley	BRL	80	24,705	24,102	(603)
Expiring 02/02/18	Morgan Stanley	BRL	31,840	9,540,075	9,558,548	18,473
Expiring 02/02/18	Morgan Stanley	BRL	18,658	5,769,049	5,601,228	(167,821)
Expiring 02/02/18	Morgan Stanley	BRL	1,553	463,298	466,326	3,028
Expiring 02/02/18	Morgan Stanley	BRL	1,024	311,174	307,393	(3,781)
Expiring 02/02/18	Morgan Stanley	BRL	840	257,956	252,260	(5,696)
Expiring 02/02/18	Morgan Stanley	BRL	752	226,242	225,667	(575)
Expiring 02/02/18	Morgan Stanley	BRL	751	223,498	225,398	1,900
Expiring 02/02/18	Morgan Stanley	BRL	742	222,504	222,690	186
Expiring 02/02/18	Morgan Stanley	BRL	728	222,000	218,544	(3,456)
Expiring 02/02/18	Morgan Stanley	BRL	728	222,000	218,521	(3,479)
British Pound,
Expiring 03/21/18	Morgan Stanley	GBP	14,860	19,962,463	20,118,599	156,136
Expiring 03/21/18	Morgan Stanley	GBP	7,160	9,659,112	9,693,753	34,641
Canadian Dollar,
Expiring 03/21/18	Morgan Stanley	CAD	13,960	10,931,435	11,117,748	186,313
Expiring 03/21/18	Morgan Stanley	CAD	12,270	9,608,074	9,771,832	163,758
Expiring 03/21/18	Morgan Stanley	CAD	140	109,671	111,497	1,826
Chilean Peso,
Expiring 01/04/18	Morgan Stanley	CLP	143,840	222,000	233,735	11,735
Expiring 01/05/18	Morgan Stanley	CLP	220,532	339,049	358,355	19,306
Expiring 01/05/18	Morgan Stanley	CLP	148,385	227,362	241,120	13,758
Expiring 01/05/18	Morgan Stanley	CLP	144,550	222,000	234,888	12,888
Expiring 01/05/18	Morgan Stanley	CLP	57,628	89,000	93,642	4,642
Expiring 01/11/18	Morgan Stanley	CLP	441,757	675,914	717,837	41,923
Expiring 01/16/18	Morgan Stanley	CLP	145,427	222,000	236,313	14,313
Expiring 01/16/18	Morgan Stanley	CLP	137,724	211,577	223,796	12,219
Expiring 01/16/18	Morgan Stanley	CLP	103,577	159,745	168,309	8,564
Expiring 01/22/18	Morgan Stanley	CLP	571,095	928,972	928,006	(966)
Expiring 01/22/18	Morgan Stanley	CLP	143,840	233,272	233,734	462
Expiring 03/21/18	Morgan Stanley	CLP	12,505,000	19,661,950	20,308,237	646,287
Chinese Renminbi,
Expiring 01/12/18	Morgan Stanley	CNH	5,977	901,982	916,820	14,838
Expiring 01/12/18	Morgan Stanley	CNH	1,012	153,040	155,206	2,166
Expiring 01/12/18	Morgan Stanley	CNH	897	136,403	137,632	1,229
Expiring 02/05/18	Morgan Stanley	CNH	1,717	262,803	263,018	215
Expiring 03/21/18	Morgan Stanley	CNH	2,856	429,378	436,489	7,111
Colombian Peso,
Expiring 03/21/18	Morgan Stanley	COP	28,908,000	9,569,017	9,618,905	49,888
Danish Krone,
Expiring 03/21/18	Morgan Stanley	DKK	13,070	2,085,641	2,117,609	31,968

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Egyptian Pound,
Expiring 01/24/18	Morgan Stanley	EGP	788	$38,421	$43,895	$5,474
Expiring 01/29/18	Morgan Stanley	EGP	884	48,797	49,171	374
Expiring 01/30/18	Morgan Stanley	EGP	680	33,173	37,831	4,658
Expiring 01/31/18	Morgan Stanley	EGP	644	34,015	35,794	1,779
Expiring 02/07/18	Morgan Stanley	EGP	645	32,013	35,826	3,813
Euro,
Expiring 03/21/18	Morgan Stanley	EUR	32,050	38,041,940	38,647,816	605,876
Expiring 03/21/18	Morgan Stanley	EUR	8,105	9,606,692	9,772,875	166,183
Expiring 03/21/18	Morgan Stanley	EUR	487	584,597	587,161	2,564
Hong Kong Dollar,
Expiring 03/21/18	Morgan Stanley	HKD	29,850	3,825,316	3,826,834	1,518
Expiring 03/27/18	Morgan Stanley	HKD	6,019	773,000	771,755	(1,245)
Hungarian Forint,
Expiring 03/21/18	Morgan Stanley	HUF	79,496	305,847	308,226	2,379
Expiring 03/21/18	Morgan Stanley	HUF	15,823	59,590	61,352	1,762
Indian Rupee,
Expiring 01/05/18	Morgan Stanley	INR	2,648	40,838	41,457	619
Expiring 01/08/18	Morgan Stanley	INR	76,612	1,187,910	1,198,856	10,946
Expiring 01/08/18	Morgan Stanley	INR	16,382	253,422	256,360	2,938
Expiring 01/08/18	Morgan Stanley	INR	14,424	223,000	225,714	2,714
Expiring 01/25/18	Morgan Stanley	INR	81,276	1,237,174	1,269,256	32,082
Expiring 01/25/18	Morgan Stanley	INR	14,875	231,604	232,303	699
Expiring 01/25/18	Morgan Stanley	INR	14,183	220,822	221,493	671
Expiring 01/25/18	Morgan Stanley	INR	9,844	153,040	153,728	688
Expiring 01/25/18	Morgan Stanley	INR	8,760	136,403	136,794	391
Expiring 02/02/18	Morgan Stanley	INR	50,378	772,730	785,956	13,226
Expiring 02/02/18	Morgan Stanley	INR	38,199	584,000	595,954	11,954
Expiring 02/02/18	Morgan Stanley	INR	16,834	262,803	262,627	(176)
Expiring 02/02/18	Morgan Stanley	INR	14,519	226,009	226,508	499
Expiring 02/15/18	Morgan Stanley	INR	38,120	590,327	593,747	3,420
Expiring 02/15/18	Morgan Stanley	INR	23,154	349,991	360,637	10,646
Expiring 02/15/18	Morgan Stanley	INR	14,662	225,572	228,372	2,800
Expiring 02/15/18	Morgan Stanley	INR	6,548	100,479	101,993	1,514
Expiring 02/26/18	Morgan Stanley	INR	54,858	851,112	853,271	2,159
Expiring 02/26/18	Morgan Stanley	INR	16,493	256,206	256,537	331
Expiring 03/21/18	Morgan Stanley	INR	625,000	9,612,797	9,693,254	80,457
Expiring 03/21/18	Morgan Stanley	INR	1,000	15,448	15,510	62
Indonesian Rupiah,
Expiring 01/11/18	Morgan Stanley	IDR	40,469,897	2,977,589	2,978,908	1,319
Expiring 01/11/18	Morgan Stanley	IDR	3,015,177	222,000	221,941	(59)
Expiring 01/12/18	Morgan Stanley	IDR	6,193,567	452,283	455,849	3,566
Expiring 01/12/18	Morgan Stanley	IDR	6,145,424	449,096	452,307	3,211
Expiring 01/12/18	Morgan Stanley	IDR	4,583,392	337,411	337,340	(71)
Expiring 01/16/18	Morgan Stanley	IDR	2,068,953	152,690	152,214	(476)
Expiring 01/16/18	Morgan Stanley	IDR	1,212,358	89,000	89,194	194
Expiring 01/19/18	Morgan Stanley	IDR	2,074,876	152,374	152,603	229
Expiring 02/02/18	Morgan Stanley	IDR	6,091,583	449,000	447,436	(1,564)
Expiring 02/20/18	Morgan Stanley	IDR	14,122,484	1,030,237	1,035,835	5,598
Expiring 02/20/18	Morgan Stanley	IDR	2,930,040	215,397	214,909	(488)
Expiring 03/21/18	Morgan Stanley	IDR	259,920,000	19,054,322	19,013,760	(40,562)
Expiring 03/21/18	Morgan Stanley	IDR	1,350,000	98,704	98,756	52
Expiring 03/21/18	Morgan Stanley	IDR	1,170,000	85,727	85,588	(139)
Israeli Shekel,
Expiring 03/21/18	Morgan Stanley	ILS	1,040	297,236	299,904	2,668
Japanese Yen,
Expiring 03/22/18	Morgan Stanley	JPY	3,151,000	28,209,060	28,086,830	(122,230)
Mexican Peso,
Expiring 03/21/18	Morgan Stanley	MXN	102,998	5,415,971	5,161,672	(254,299)

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Mexican Peso (continued),
Expiring 03/21/18	Morgan Stanley	MXN	7,350	$369,398	$368,336	$(1,062)
Expiring 03/21/18	Morgan Stanley	MXN	4,796	248,697	240,347	(8,350)
Expiring 03/21/18	Morgan Stanley	MXN	4,435	225,041	222,235	(2,806)
Expiring 03/21/18	Morgan Stanley	MXN	4,295	221,961	215,243	(6,718)
Expiring 03/21/18	Morgan Stanley	MXN	4,245	221,000	212,725	(8,275)
Expiring 03/21/18	Morgan Stanley	MXN	2,675	134,961	134,032	(929)
Expiring 03/21/18	Morgan Stanley	MXN	1,970	100,837	98,725	(2,112)
Expiring 03/21/18	Morgan Stanley	MXN	1,801	89,939	90,271	332
Expiring 03/21/18	Morgan Stanley	MXN	1,664	84,042	83,366	(676)
New Taiwanese Dollar,
Expiring 01/02/18	Morgan Stanley	TWD	1,557	52,014	52,344	330
Expiring 01/23/18	Morgan Stanley	TWD	8,395	278,592	282,521	3,929
Expiring 01/23/18	Morgan Stanley	TWD	7,413	248,000	249,470	1,470
Expiring 01/23/18	Morgan Stanley	TWD	4,567	153,040	153,705	665
Expiring 01/26/18	Morgan Stanley	TWD	4,072	136,403	137,052	649
Expiring 02/05/18	Morgan Stanley	TWD	7,769	262,803	261,643	(1,160)
Expiring 03/08/18	Morgan Stanley	TWD	8,233	276,210	277,798	1,588
New Zealand Dollar,
Expiring 03/21/18	Morgan Stanley	NZD	280	192,321	198,234	5,913
Norwegian Krone,
Expiring 03/21/18	Morgan Stanley	NOK	6,350	769,035	775,167	6,132
Philippine Peso,
Expiring 01/02/18	Morgan Stanley	PHP	8,950	178,000	179,251	1,251
Expiring 01/03/18	Morgan Stanley	PHP	8,950	178,000	179,243	1,243
Expiring 01/05/18	Morgan Stanley	PHP	4,976	98,000	99,636	1,636
Expiring 01/08/18	Morgan Stanley	PHP	6,811	134,000	136,383	2,383
Expiring 01/08/18	Morgan Stanley	PHP	4,514	89,000	90,384	1,384
Expiring 01/08/18	Morgan Stanley	PHP	1,967	38,730	39,379	649
Expiring 02/22/18	Morgan Stanley	PHP	9,563	188,846	191,071	2,225
Expiring 02/22/18	Morgan Stanley	PHP	8,950	179,070	178,818	(252)
Romanian Leu,
Expiring 03/21/18	Morgan Stanley	RON	1,913	485,880	490,942	5,062
Russian Ruble,
Expiring 02/12/18	Morgan Stanley	RUB	86,454	1,457,116	1,491,518	34,402
Expiring 02/12/18	Morgan Stanley	RUB	86,454	1,457,546	1,491,518	33,972
Expiring 02/12/18	Morgan Stanley	RUB	15,180	262,803	261,878	(925)
Expiring 02/12/18	Morgan Stanley	RUB	13,227	223,998	228,188	4,190
Expiring 02/12/18	Morgan Stanley	RUB	13,098	221,000	225,964	4,964
Expiring 02/12/18	Morgan Stanley	RUB	10,838	182,738	186,969	4,231
Expiring 02/12/18	Morgan Stanley	RUB	9,026	153,040	155,725	2,685
Expiring 02/12/18	Morgan Stanley	RUB	8,033	136,403	138,593	2,190
Expiring 03/21/18	Morgan Stanley	RUB	570,750	9,569,117	9,794,909	225,792
Singapore Dollar,
Expiring 03/21/18	Morgan Stanley	SGD	2,090	1,551,243	1,564,678	13,435
Expiring 03/21/18	Morgan Stanley	SGD	351	262,803	262,683	(120)
Expiring 03/21/18	Morgan Stanley	SGD	206	153,040	154,158	1,118
Expiring 03/21/18	Morgan Stanley	SGD	183	136,403	137,226	823
South African Rand,
Expiring 03/22/18	Morgan Stanley	ZAR	4,472	347,319	356,999	9,680
Expiring 03/22/18	Morgan Stanley	ZAR	4,253	330,350	339,540	9,190
Expiring 03/22/18	Morgan Stanley	ZAR	4,217	330,350	336,698	6,348
Expiring 03/22/18	Morgan Stanley	ZAR	4,170	321,623	332,869	11,246
Expiring 03/22/18	Morgan Stanley	ZAR	3,067	223,000	244,839	21,839
Expiring 03/22/18	Morgan Stanley	ZAR	3,067	223,000	244,821	21,821
Expiring 03/22/18	Morgan Stanley	ZAR	2,928	225,000	233,751	8,751
Expiring 03/22/18	Morgan Stanley	ZAR	2,868	222,000	228,980	6,980
Expiring 03/22/18	Morgan Stanley	ZAR	2,840	222,000	226,712	4,712
Expiring 03/22/18	Morgan Stanley	ZAR	2,665	213,864	212,737	(1,127)

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
South African Rand (continued),
Expiring 03/22/18	Morgan Stanley	ZAR	1,364	$98,000	$108,860	$10,860
Expiring 03/22/18	Morgan Stanley	ZAR	1,112	88,870	88,743	(127)
South Korean Won,
Expiring 01/16/18	Morgan Stanley	KRW	1,452,970	1,336,384	1,357,637	21,253
Expiring 01/16/18	Morgan Stanley	KRW	243,924	223,579	227,920	4,341
Expiring 01/16/18	Morgan Stanley	KRW	242,202	222,000	226,310	4,310
Expiring 01/22/18	Morgan Stanley	KRW	165,788	153,040	154,926	1,886
Expiring 01/26/18	Morgan Stanley	KRW	146,221	135,152	136,650	1,498
Expiring 02/05/18	Morgan Stanley	KRW	280,151	262,658	261,859	(799)
Expiring 03/21/18	Morgan Stanley	KRW	60,000	55,031	56,123	1,092
Swedish Krona,
Expiring 03/21/18	Morgan Stanley	SEK	189,600	22,649,394	23,229,904	580,510
Expiring 03/21/18	Morgan Stanley	SEK	26,700	3,189,551	3,271,300	81,749
Expiring 03/21/18	Morgan Stanley	SEK	900	107,668	110,269	2,601
Swiss Franc,
Expiring 03/21/18	Morgan Stanley	CHF	9,210	9,376,107	9,508,186	132,079
Thai Baht,
Expiring 01/19/18	Morgan Stanley	THB	7,397	224,000	227,113	3,113
Turkish Lira,
Expiring 03/21/18	Morgan Stanley	TRY	3,266	794,738	841,048	46,310
Expiring 03/21/18	Morgan Stanley	TRY	637	160,776	163,933	3,157
Expiring 03/21/18	Morgan Stanley	TRY	361	89,000	93,021	4,021

				$320,129,629	$323,190,401	3,060,772

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 03/15/18	Morgan Stanley	ARS	2,630	$142,753	$135,544	$7,209
Brazilian Real,
Expiring 01/03/18	Morgan Stanley	BRL	31,840	9,575,940	9,592,818	(16,878)
Expiring 01/03/18	Morgan Stanley	BRL	1,464	439,832	441,078	(1,246)
Expiring 02/02/18	Morgan Stanley	BRL	1,565	484,198	469,713	14,485
Expiring 02/02/18	Morgan Stanley	BRL	1,429	432,023	428,909	3,114
Expiring 02/02/18	Morgan Stanley	BRL	741	224,084	222,405	1,679
Expiring 02/02/18	Morgan Stanley	BRL	736	221,000	220,801	199
Expiring 02/02/18	Morgan Stanley	BRL	583	175,445	175,145	300
Expiring 02/02/18	Morgan Stanley	BRL	484	145,335	145,420	(85)
British Pound,
Expiring 03/21/18	Morgan Stanley	GBP	7,160	9,618,522	9,693,753	(75,231)
Chilean Peso,
Expiring 01/04/18	Morgan Stanley	CLP	143,840	233,204	233,735	(531)
Expiring 01/05/18	Morgan Stanley	CLP	571,095	928,760	928,005	755
Expiring 01/16/18	Morgan Stanley	CLP	281,298	442,000	457,097	(15,097)
Expiring 01/16/18	Morgan Stanley	CLP	138,711	216,794	225,400	(8,606)
Expiring 01/22/18	Morgan Stanley	CLP	276,039	444,199	448,551	(4,352)
Expiring 01/22/18	Morgan Stanley	CLP	200,085	322,695	325,131	(2,436)
Expiring 01/22/18	Morgan Stanley	CLP	139,011	225,960	225,887	73
Expiring 01/22/18	Morgan Stanley	CLP	138,949	225,898	225,787	111
Expiring 01/22/18	Morgan Stanley	CLP	138,215	223,928	224,594	(666)
Expiring 01/22/18	Morgan Stanley	CLP	25,715	41,520	41,786	(266)
Expiring 02/05/18	Morgan Stanley	CLP	138,912	225,942	225,702	240
Expiring 02/22/18	Morgan Stanley	CLP	156,406	239,523	254,068	(14,545)
Expiring 03/21/18	Morgan Stanley	CLP	6,120,000	9,357,083	9,938,937	(581,854)
Expiring 03/21/18	Morgan Stanley	CLP	140,000	213,796	227,361	(13,565)

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Chinese Renminbi,
Expiring 01/12/18	Morgan Stanley	CNH	1,058	$159,526	$162,322	$(2,796)
Expiring 01/12/18	Morgan Stanley	CNH	994	149,879	152,483	(2,604)
Expiring 03/21/18	Morgan Stanley	CNH	1,483	223,000	226,597	(3,597)
Expiring 03/21/18	Morgan Stanley	CNH	1,480	222,000	226,219	(4,219)
Expiring 03/21/18	Morgan Stanley	CNH	1,469	220,479	224,487	(4,008)
Colombian Peso,
Expiring 01/19/18	Morgan Stanley	COP	2,205,548	730,798	737,437	(6,639)
Expiring 03/21/18	Morgan Stanley	COP	28,886,000	9,564,901	9,611,585	(46,684)
Expiring 03/21/18	Morgan Stanley	COP	22,000	7,265	7,320	(55)
Czech Koruna,
Expiring 03/21/18	Morgan Stanley	CZK	18,872	878,592	889,912	(11,320)
Euro,
Expiring 01/03/18	Morgan Stanley	EUR	487	581,979	584,417	(2,438)
Expiring 01/31/18	Morgan Stanley	EUR	125	149,113	150,290	(1,177)
Expiring 03/21/18	Morgan Stanley	EUR	16,290	19,335,513	19,643,461	(307,948)
Expiring 03/21/18	Morgan Stanley	EUR	497	590,352	599,151	(8,799)
Expiring 03/21/18	Morgan Stanley	EUR	446	537,031	537,533	(502)
Expiring 03/21/18	Morgan Stanley	EUR	140	166,171	168,821	(2,650)
Hong Kong Dollar,
Expiring 03/21/18	Morgan Stanley	HKD	6,884	883,199	882,477	722
Expiring 03/27/18	Morgan Stanley	HKD	5,600	720,096	718,063	2,033
Expiring 03/27/18	Morgan Stanley	HKD	4,646	600,721	595,694	5,027
Expiring 03/27/18	Morgan Stanley	HKD	3,821	494,000	489,926	4,074
Expiring 03/27/18	Morgan Stanley	HKD	2,724	352,217	349,243	2,974
Expiring 03/27/18	Morgan Stanley	HKD	2,563	331,000	328,649	2,351
Expiring 03/27/18	Morgan Stanley	HKD	2,173	279,773	278,653	1,120
Expiring 03/27/18	Morgan Stanley	HKD	1,697	219,300	217,525	1,775
Expiring 05/11/18	Morgan Stanley	HKD	6,398	826,000	821,029	4,971
Expiring 09/19/18	Morgan Stanley	HKD	5,253	677,000	675,338	1,662
Expiring 09/19/18	Morgan Stanley	HKD	3,716	479,000	477,731	1,269
Indian Rupee,
Expiring 01/08/18	Morgan Stanley	INR	16,496	255,735	258,139	(2,404)
Expiring 01/08/18	Morgan Stanley	INR	9,684	149,879	151,534	(1,655)
Expiring 02/02/18	Morgan Stanley	INR	14,573	224,895	227,358	(2,463)
Expiring 02/15/18	Morgan Stanley	INR	4,668	71,969	72,705	(736)
Expiring 03/21/18	Morgan Stanley	INR	3,500	53,677	54,282	(605)
Indonesian Rupiah,
Expiring 01/16/18	Morgan Stanley	IDR	5,570,902	409,264	409,854	(590)
Expiring 02/20/18	Morgan Stanley	IDR	3,539,966	259,243	259,644	(401)
Japanese Yen,
Expiring 03/22/18	Morgan Stanley	JPY	3,264,000	29,220,683	29,094,070	126,613
Expiring 03/22/18	Morgan Stanley	JPY	11,000	98,445	98,049	396
Malaysian Ringgit,
Expiring 02/22/18	Morgan Stanley	MYR	313	76,957	77,084	(127)
Mexican Peso,
Expiring 03/21/18	Morgan Stanley	MXN	13,481	710,000	675,574	34,426
Expiring 03/21/18	Morgan Stanley	MXN	9,999	512,996	501,108	11,888
Expiring 03/21/18	Morgan Stanley	MXN	9,002	452,915	451,146	1,769
Expiring 03/21/18	Morgan Stanley	MXN	4,409	224,959	220,937	4,022
Expiring 03/21/18	Morgan Stanley	MXN	4,376	224,000	219,293	4,707
Expiring 03/21/18	Morgan Stanley	MXN	4,297	220,000	215,332	4,668
Expiring 03/21/18	Morgan Stanley	MXN	4,289	220,000	214,941	5,059
Expiring 03/21/18	Morgan Stanley	MXN	4,285	223,000	214,745	8,255
Expiring 03/21/18	Morgan Stanley	MXN	1,787	89,655	89,529	126
Expiring 03/21/18	Morgan Stanley	MXN	1,617	83,226	81,042	2,184
New Taiwanese Dollar,
Expiring 01/02/18	Morgan Stanley	TWD	3,921	130,868	131,786	(918)
Expiring 01/23/18	Morgan Stanley	TWD	35,612	1,184,709	1,198,507	(13,798)

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
New Taiwanese Dollar (continued),
Expiring 01/23/18	Morgan Stanley	TWD	24,672	$824,056	$830,326	$(6,270)
Expiring 01/23/18	Morgan Stanley	TWD	6,720	223,000	226,158	(3,158)
Expiring 01/23/18	Morgan Stanley	TWD	4,773	159,526	160,632	(1,106)
Expiring 01/23/18	Morgan Stanley	TWD	4,488	149,879	151,045	(1,166)
Expiring 02/02/18	Morgan Stanley	TWD	16,908	570,796	569,378	1,418
Expiring 02/02/18	Morgan Stanley	TWD	2,686	90,951	90,433	518
Expiring 02/08/18	Morgan Stanley	TWD	51,889	1,725,324	1,747,947	(22,623)
Expiring 03/08/18	Morgan Stanley	TWD	31,188	1,040,802	1,052,335	(11,533)
Expiring 03/08/18	Morgan Stanley	TWD	6,542	219,479	220,741	(1,262)
Expiring 03/08/18	Morgan Stanley	TWD	6,542	219,101	220,723	(1,622)
Expiring 03/08/18	Morgan Stanley	TWD	2,364	79,632	79,749	(117)
Expiring 03/21/18	Morgan Stanley	TWD	385,200	12,958,789	13,007,523	(48,734)
Expiring 03/21/18	Morgan Stanley	TWD	1,200	40,282	40,522	(240)
Expiring 03/21/18	Morgan Stanley	TWD	300	10,081	10,131	(50)
Peruvian Nuevo Sol,
Expiring 01/16/18	Morgan Stanley	PEN	2,842	877,010	875,659	1,351
Expiring 01/16/18	Morgan Stanley	PEN	1,171	354,955	360,835	(5,880)
Expiring 01/19/18	Morgan Stanley	PEN	279	84,891	85,992	(1,101)
Philippine Peso,
Expiring 01/02/18	Morgan Stanley	PHP	8,950	178,000	179,251	(1,251)
Expiring 01/03/18	Morgan Stanley	PHP	8,950	179,177	179,243	(66)
Expiring 02/09/18	Morgan Stanley	PHP	11,626	227,046	232,429	(5,383)
Expiring 02/09/18	Morgan Stanley	PHP	11,363	219,532	227,173	(7,641)
Expiring 02/22/18	Morgan Stanley	PHP	11,107	217,418	221,925	(4,507)
Expiring 02/22/18	Morgan Stanley	PHP	5,162	102,073	103,133	(1,060)
Russian Ruble,
Expiring 01/24/18	Morgan Stanley	RUB	9,661	163,496	167,162	(3,666)
Expiring 01/24/18	Morgan Stanley	RUB	9,461	159,923	163,697	(3,774)
Expiring 02/12/18	Morgan Stanley	RUB	18,542	316,093	319,893	(3,800)
Expiring 02/12/18	Morgan Stanley	RUB	13,076	221,000	225,583	(4,583)
Expiring 02/12/18	Morgan Stanley	RUB	8,939	149,879	154,210	(4,331)
Expiring 03/21/18	Morgan Stanley	RUB	2,250	37,518	38,614	(1,096)
Expiring 03/21/18	Morgan Stanley	RUB	1,000	16,793	17,162	(369)
Singapore Dollar,
Expiring 03/21/18	Morgan Stanley	SGD	216	159,526	161,450	(1,924)
Expiring 03/21/18	Morgan Stanley	SGD	203	149,879	151,600	(1,721)
South African Rand,
Expiring 03/22/18	Morgan Stanley	ZAR	11,647	836,985	929,859	(92,874)
Expiring 03/22/18	Morgan Stanley	ZAR	5,769	412,000	460,582	(48,582)
Expiring 03/22/18	Morgan Stanley	ZAR	5,304	424,215	423,446	769
Expiring 03/22/18	Morgan Stanley	ZAR	5,249	364,741	419,027	(54,286)
Expiring 03/22/18	Morgan Stanley	ZAR	3,696	266,000	295,095	(29,095)
Expiring 03/22/18	Morgan Stanley	ZAR	3,418	262,066	272,875	(10,809)
Expiring 03/22/18	Morgan Stanley	ZAR	3,072	222,000	245,236	(23,236)
Expiring 03/22/18	Morgan Stanley	ZAR	2,895	208,635	231,101	(22,466)
Expiring 03/22/18	Morgan Stanley	ZAR	2,832	224,068	226,055	(1,987)
Expiring 03/22/18	Morgan Stanley	ZAR	2,818	224,086	224,961	(875)
Expiring 03/22/18	Morgan Stanley	ZAR	2,482	179,000	198,115	(19,115)
Expiring 03/22/18	Morgan Stanley	ZAR	2,409	176,000	192,339	(16,339)
Expiring 03/22/18	Morgan Stanley	ZAR	1,938	138,786	154,748	(15,962)
Expiring 03/22/18	Morgan Stanley	ZAR	1,460	104,243	116,542	(12,299)
Expiring 03/22/18	Morgan Stanley	ZAR	1,247	92,003	99,527	(7,524)
Expiring 03/22/18	Morgan Stanley	ZAR	1,229	89,000	98,099	(9,099)
Expiring 03/22/18	Morgan Stanley	ZAR	875	62,698	69,848	(7,150)
Expiring 03/22/18	Morgan Stanley	ZAR	736	52,121	58,755	(6,634)
South Korean Won,
Expiring 01/16/18	Morgan Stanley	KRW	978,226	896,263	914,042	(17,779)
Expiring 01/16/18	Morgan Stanley	KRW	163,431	149,675	152,707	(3,032)

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
South Korean Won (continued),
Expiring 01/22/18	Morgan Stanley	KRW	243,817	$225,007	$227,843	$(2,836)
Expiring 02/02/18	Morgan Stanley	KRW	480,287	449,000	448,904	96
Expiring 03/21/18	Morgan Stanley	KRW	10,570,000	9,689,247	9,886,974	(197,727)
Expiring 03/21/18	Morgan Stanley	KRW	20,000	18,357	18,708	(351)
Swiss Franc,
Expiring 03/21/18	Morgan Stanley	CHF	19,010	19,352,855	19,625,474	(272,619)
Expiring 03/21/18	Morgan Stanley	CHF	90	91,727	92,914	(1,187)
Thai Baht,
Expiring 01/19/18	Morgan Stanley	THB	8,040	241,743	246,843	(5,100)
Turkish Lira,
Expiring 03/21/18	Morgan Stanley	TRY	886	224,935	228,135	(3,200)
Expiring 03/21/18	Morgan Stanley	TRY	719	176,743	185,126	(8,383)
Expiring 03/21/18	Morgan Stanley	TRY	717	181,769	184,598	(2,829)
Expiring 03/21/18	Morgan Stanley	TRY	713	178,162	183,473	(5,311)
Expiring 03/21/18	Morgan Stanley	TRY	700	177,000	180,267	(3,267)
Expiring 03/21/18	Morgan Stanley	TRY	526	133,000	135,378	(2,378)
Expiring 03/21/18	Morgan Stanley	TRY	361	89,000	92,835	(3,835)
Expiring 03/21/18	Morgan Stanley	TRY	351	89,000	90,313	(1,313)
Expiring 03/21/18	Morgan Stanley	TRY	351	88,987	90,243	(1,256)
Expiring 03/21/18	Morgan Stanley	TRY	326	80,917	83,972	(3,055)
Expiring 03/21/18	Morgan Stanley	TRY	317	79,609	81,491	(1,882)

				$168,353,964	$170,319,753	(1,965,789)

						$1,094,983

Cross currency exchange contracts outstanding at December 31, 2017:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
01/03/18	Buy	CZK	3,806	EUR	143	$7,176	Morgan Stanley
01/03/18	Buy	CZK	3,895	EUR	146	7,751	Morgan Stanley
01/03/18	Buy	CZK	3,898	EUR	146	7,871	Morgan Stanley
01/03/18	Buy	CZK	3,990	EUR	150	7,974	Morgan Stanley
01/03/18	Buy	CZK	11,893	EUR	446	23,666	Morgan Stanley
03/21/18	Buy	CZK	3,976	EUR	156	(223)	Morgan Stanley
03/21/18	Buy	CZK	9,676	EUR	379	(758)	Morgan Stanley
03/21/18	Buy	CZK	18,872	EUR	739	(1,304)	Morgan Stanley
03/21/18	Buy	CZK	27,483	EUR	536	3,920	Morgan Stanley
03/21/18	Buy	CZK	60,775	EUR	2,393	(19,339)	Morgan Stanley
01/03/18	Buy	EUR	1,071	CZK	27,483	(5,042)	Morgan Stanley
03/21/18	Buy	EUR	43	HUF	13,302	(12)	Morgan Stanley
03/21/18	Buy	EUR	47	HUF	14,491	3	Morgan Stanley
03/21/18	Buy	EUR	187	PLN	791	(1,844)	Morgan Stanley
03/21/18	Buy	EUR	189	HUF	58,854	(324)	Morgan Stanley
03/21/18	Buy	EUR	252	HUF	78,418	(177)	Morgan Stanley
03/21/18	Buy	HUF	58,767	EUR	187	2,358	Morgan Stanley
03/21/18	Buy	HUF	58,785	EUR	188	1,222	Morgan Stanley
03/21/18	Buy	HUF	58,846	EUR	188	1,461	Morgan Stanley
03/21/18	Buy	HUF	59,138	EUR	188	2,593	Morgan Stanley
03/21/18	Buy	HUF	60,193	EUR	192	1,975	Morgan Stanley
03/21/18	Buy	HUF	1,008,149	EUR	3,240	1,969	Morgan Stanley
03/21/18	Buy	PLN	215	EUR	51	597	Morgan Stanley
03/21/18	Buy	PLN	18,636	EUR	4,405	43,971	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Cross currency exchange contracts outstanding at December 31, 2017 (continued):

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts (continued):
03/21/18	Buy	PLN	18,770	EUR	4,436	$45,489	Morgan Stanley

						$130,973

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts and OTC Cross Currency Exchange Contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Cross Currency Exchange	$159,996	$(29,023)	$130,973
Forward Foreign Currency	$4,331,199	$(3,236,216)	$1,094,983

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
People’s Republic of China	03/20/19	1.000%(Q)	80	0.129%	$(876)	$(203)	$(673)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%(Q)	80	0.129%	(876)	(213)	(663)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%(Q)	60	0.129%	(657)	(335)	(322)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%(Q)	60	0.129%	(657)	(102)	(555)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%(Q)	50	0.129%	(548)	(170)	(378)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%(Q)	40	0.129%	(438)	(133)	(305)	Barclays Capital Group
People’s Republic of China	03/20/19	1.000%(Q)	40	0.129%	(438)	(249)	(189)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%(Q)	40	0.129%	(438)	(301)	(137)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%(Q)	40	0.129%	(438)	(300)	(138)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%(Q)	40	0.129%	(438)	(320)	(118)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%(Q)	40	0.129%	(438)	(358)	(80)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%(Q)	40	0.129%	(438)	(156)	(282)	JPMorgan Chase
People’s Republic of China	03/20/19	1.000%(Q)	30	0.129%	(329)	(100)	(229)	JPMorgan Chase
People’s Republic of China	03/20/19	1.000%(Q)	20	0.129%	(219)	(68)	(151)	Barclays Capital Group
People’s Republic of China	03/20/19	1.000%(Q)	20	0.129%	(219)	(67)	(152)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%(Q)	20	0.129%	(219)	(82)	(137)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%(Q)	20	0.129%	(219)	(133)	(86)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%(Q)	10	0.129%	(110)	(66)	(44)	Barclays Capital Group
People’s Republic of China	03/20/19	1.000%(Q)	10	0.129%	(110)	(44)	(66)	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues — Buy Protection(1) (continued):
People’s Republic of China	06/20/19	1.000%(Q)	160	0.153%	$(2,040)	$—	$(2,040)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	140	0.153%	(1,785)	(2,155)	370	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	110	0.153%	(1,402)	(747)	(655)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	90	0.153%	(1,147)	(483)	(664)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	80	0.153%	(1,020)	(476)	(544)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	70	0.153%	(892)	(214)	(678)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	60	0.153%	(765)	(389)	(376)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	60	0.153%	(765)	(780)	15	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	50	0.153%	(637)	(223)	(414)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	50	0.153%	(637)	(331)	(306)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	50	0.153%	(637)	(352)	(285)	JPMorgan Chase
People’s Republic of China	06/20/19	1.000%(Q)	40	0.153%	(510)	(275)	(235)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	40	0.153%	(510)	(98)	(412)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	30	0.153%	(382)	(193)	(189)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	30	0.153%	(382)	(196)	(186)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	30	0.153%	(382)	(292)	(90)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	30	0.153%	(382)	(326)	(56)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	20	0.153%	(255)	(123)	(132)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	20	0.153%	(255)	(126)	(129)	JPMorgan Chase
People’s Republic of China	06/20/19	1.000%(Q)	10	0.153%	(127)	(57)	(70)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%(Q)	380	0.271%	(8,164)	641	(8,805)	JPMorgan Chase
People’s Republic of China	12/20/20	1.000%(Q)	340	0.271%	(7,314)	4,107	(11,421)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%(Q)	320	0.271%	(6,884)	2,808	(9,692)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%(Q)	300	0.271%	(6,454)	3,754	(10,208)	JPMorgan Chase
People’s Republic of China	12/20/20	1.000%(Q)	260	0.271%	(5,586)	3,106	(8,692)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%(Q)	240	0.271%	(5,156)	2,932	(8,088)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%(Q)	200	0.271%	(4,297)	1,318	(5,615)	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued):
People’s Republic of China	12/20/20	1.000%(Q)	200	0.271%	$(4,297)	$2,426	$(6,723)	JPMorgan Chase
People’s Republic of China	12/20/20	1.000%(Q)	170	0.271%	(3,652)	914	(4,566)	JPMorgan Chase
People’s Republic of China	12/20/20	1.000%(Q)	150	0.271%	(3,223)	2,025	(5,248)	JPMorgan Chase
People’s Republic of China	12/20/20	1.000%(Q)	100	0.271%	(2,149)	1,014	(3,163)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%(Q)	60	0.271%	(1,289)	715	(2,004)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%(Q)	40	0.271%	(859)	269	(1,128)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%(Q)	10	0.271%	(215)	84	(299)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%(Q)	10	0.271%	(215)	88	(303)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%(Q)	970	0.338%	(21,952)	11,551	(33,503)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%(Q)	280	0.338%	(6,337)	1,380	(7,717)	UBS AG
People’s Republic of China	06/20/21	1.000%(Q)	250	0.338%	(5,658)	2,447	(8,105)	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%(Q)	230	0.338%	(5,205)	2,458	(7,663)	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%(Q)	160	0.338%	(3,621)	1,558	(5,179)	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%(Q)	160	0.338%	(3,621)	1,740	(5,361)	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%(Q)	160	0.338%	(3,621)	1,736	(5,357)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%(Q)	140	0.338%	(3,168)	322	(3,490)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%(Q)	130	0.338%	(2,942)	1,235	(4,177)	Barclays Capital Group
People’s Republic of China	06/20/21	1.000%(Q)	130	0.338%	(2,942)	472	(3,414)	JPMorgan Chase
People’s Republic of China	06/20/21	1.000%(Q)	120	0.338%	(2,716)	1,161	(3,877)	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%(Q)	120	0.338%	(2,716)	1,368	(4,084)	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%(Q)	120	0.338%	(2,716)	1,231	(3,947)	JPMorgan Chase
People’s Republic of China	06/20/21	1.000%(Q)	100	0.338%	(2,263)	218	(2,481)	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%(Q)	90	0.338%	(2,037)	—	(2,037)	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%(Q)	80	0.338%	(1,811)	300	(2,111)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%(Q)	60	0.338%	(1,358)	97	(1,455)	Barclays Capital Group
People’s Republic of China	06/20/21	1.000%(Q)	60	0.338%	(1,358)	566	(1,924)	Barclays Capital Group
People’s Republic of China	06/20/21	1.000%(Q)	50	0.338%	(1,132)	254	(1,386)	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued):
People’s Republic of China	06/20/21	1.000%(Q)	40	0.338%	$(905)	$87	$(992)	JPMorgan Chase
People’s Republic of China	06/20/21	1.000%(Q)	20	0.338%	(453)	194	(647)	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%(Q)	20	0.338%	(453)	(168)	(285)	JPMorgan Chase
People’s Republic of China	06/20/21	1.000%(Q)	20	0.338%	(453)	102	(555)	JPMorgan Chase
People’s Republic of China	12/20/21	1.000%(Q)	180	0.388%	(4,272)	(122)	(4,150)	Barclays Capital Group
People’s Republic of China	12/20/21	1.000%(Q)	40	0.388%	(949)	(144)	(805)	Barclays Capital Group

					$(167,430)	$45,008	$(212,438)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2017:

	Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR	120	03/21/23	0.250%(A)	6 Month EURIBOR(1)(S)	$121	$838	$717
EUR	260	03/21/28	1.000%(A)	6 Month EURIBOR(1)(S)	(4,097)	(2,181)	1,916

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
MXN	5,370	09/25/18	5.190%(M)	28 Day Mexican Interbank Rate(1)(M)	$3	$5,753	$5,750
MXN	2,480	03/09/22	5.500%(M)	28 Day Mexican Interbank Rate(1)(M)	5,554	10,858	5,304
MXN	25,710	12/14/22	6.750%(M)	28 Day Mexican Interbank Rate(2)(M)	(24,158)	(60,644)	(36,486)
MXN	70,800	03/15/23	7.500%(M)	28 Day Mexican Interbank Rate(2)(M)	(29,819)	(54,956)	(25,137)
MXN	5,500	03/12/25	7.600%(M)	28 Day Mexican Interbank Rate(2)(M)	(2,292)	(4,792)	(2,500)
MXN	41,770	06/09/27	7.500%(M)	28 Day Mexican Interbank Rate(2)(M)	(23,788)	(66,679)	(42,891)
MXN	9,575	03/08/28	7.700%(M)	28 Day Mexican Interbank Rate(2)(M)	(2,883)	(9,916)	(7,033)
PLN	4,010	03/21/23	2.570%(A)	6 Month WIBOR(1)(S)	54	(583)	(637)
PLN	420	12/22/27	2.960%(A)	6 Month WIBOR(1)(S)	—	(195)	(195)
PLN	810	12/27/27	2.960%(A)	6 Month WIBOR(1)(S)	—	(308)	(308)
	85,610	12/20/19	2.250%(S)	3 Month LIBOR(2)(Q)	96,991	(5,374)	(102,365)
	54,790	08/06/20	1.855%(S)	3 Month LIBOR(2)(Q)	(230,113)	(421,055)	(190,942)
	101,660	11/20/20	2.140%(S)	3 Month LIBOR(2)(Q)	(68,412)	(318,976)	(250,564)
	7,410	07/03/23	2.143%(S)	3 Month LIBOR(1)(Q)	25,240	59,417	34,177
	43,980	11/20/23	2.275%(S)	3 Month LIBOR(1)(Q)	41,263	153,504	112,241
	27,590	07/03/28	2.380%(S)	3 Month LIBOR(2)(Q)	(68,813)	(172,708)	(103,895)
	14,620	08/07/28	2.346%(S)	3 Month LIBOR(1)(Q)	22,304	142,104	119,800
	12,150	12/20/28	2.790%(S)	3 Month LIBOR(1)(Q)	(146,739)	(332,817)	(186,078)
	1,060	11/15/43	2.609%(S)	3 Month LIBOR(1)(Q)	5,249	(14,120)	(19,369)
	1,340	03/23/48	2.500%(S)	3 Month LIBOR(1)(Q)	41,768	14,601	(27,167)
	11,400	07/03/48	2.560%(S)	3 Month LIBOR(1)(Q)	41,896	(2,393)	(44,289)
ZAR	20,520	03/23/20	7.330%(Q)	3 Month JIBAR(2)(Q)	2,808	12,694	9,886

					$(317,863)	$(1,067,928)	$(750,065)

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
BRL	3,270	01/02/18	13.877%(T)	Brazil Interbank Overnight Lending Rate(2)(T)	$30,345	$—	$30,345	Deutsche Bank AG
BRL	2,710	01/02/18	12.740%(T)	Brazil Interbank Overnight Lending Rate(1)(T)	(21,943)	—	(21,943)	Citigroup Global Markets
BRL	290	01/02/18	11.150%(T)	Brazil Interbank Overnight Lending Rate(2)(T)	(3,180)	—	(3,180)	Credit Suisse First Boston Corp.
BRL	2,840	01/02/20	9.115%(T)	Brazil Interbank Overnight Lending Rate(2)(T)	16,042	—	16,042	Morgan Stanley
BRL	3,620	01/04/21	10.950%(T)	Brazil Interbank Overnight Lending Rate(1)(T)	(56,257)	—	(56,257)	Deutsche Bank AG
BRL	3,190	01/04/21	11.765%(T)	Brazil Interbank Overnight Lending Rate(2)(T)	69,926	—	69,926	Morgan Stanley
BRL	2,090	01/04/21	16.150%(T)	Brazil Interbank Overnight Lending Rate(2)(T)	116,527	—	116,527	Morgan Stanley
BRL	1,840	01/04/21	10.560%(T)	Brazil Interbank Overnight Lending Rate(2)(T)	23,251	—	23,251	Deutsche Bank AG
BRL	1,660	01/04/21	11.880%(T)	Brazil Interbank Overnight Lending Rate(2)(T)	37,015	—	37,015	Deutsche Bank AG
BRL	740	01/04/21	13.930%(T)	Brazil Interbank Overnight Lending Rate(1)(T)	(27,488)	—	(27,488)	Deutsche Bank AG
BRL	570	01/04/21	11.410%(T)	Brazil Interbank Overnight Lending Rate(1)(T)	(5,361)	—	(5,361)	Morgan Stanley
BRL	1,820	01/02/23	13.602%(T)	Brazil Interbank Overnight Lending Rate(1)(T)	(87,488)	—	(87,488)	Deutsche Bank AG
BRL	740	01/02/25	14.340%(T)	Brazil Interbank Overnight Lending Rate(2)(T)	31,772	—	31,772	Deutsche Bank AG
BRL	620	01/02/25	12.340%(T)	Brazil Interbank Overnight Lending Rate(1)(T)	(12,784)	—	(12,784)	Deutsche Bank AG
COP	423,180	04/15/19	5.110%(Q)	90 Day Colombian Interbank rate(1)(Q)	(1,576)	—	(1,576)	Credit Suisse First Boston Corp.
COP	224,740	04/22/19	5.190%(Q)	1 Day COOIS(1)(Q)	(973)	—	(973)	JPMorgan Chase

					$107,828	$—	$107,828

Cash and foreign currency of $2,509,129 has been segregated with Credit Suisse First Boston Corp. to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$56,678	$(11,670)	$325,263	$(429,873)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$502,898,908	$603,416,720	$63,768
Preferred Stocks	2,852,166	3,624,098	—
Rights	629	1,056	3,091
Unaffiliated Exchange Traded Funds	61,718,909	—	—
Unaffiliated Funds	4,021,638	157,572	—
Warrants	13,682	—	—
Asset-Backed Securities
Automobiles	—	11,850,229	—
Collateralized Loan Obligations	—	139,514,826	—
Credit Cards	—	13,684,658	—
Student Loans	—	82,958,010	—
Bank Loans	—	56,206,817	3,133,956
Corporate Bonds	—	474,201,351	2,464,368
Sovereign Bonds	—	62,577,229	—
Municipal Bonds	—	9,588,664	—
Residential Mortgage-Backed Securities	—	17,921,941	—
U.S. Government Agency Obligations	—	301,298,070	—
U.S. Treasury Obligations	—	340,752,763	—
Affiliated Mutual Funds	572,240,302	—	—
Options Purchased	3,075	288,627	—
Option Written	(20,538)	—	—
Other Financial Instruments*
Forward Commitment Contracts	—	(15,215,420)	—
Futures Contracts	9,797,322	—	—
OTC Forward Foreign Currency Exchange Contracts	—	1,094,983	—
OTC Cross Currency Exchange Contracts	—	130,973	—
OTC Credit Default Swap Agreements	—	(167,430)	—
Centrally Cleared Interest Rate Swap Agreements	—	(750,065)	—
OTC Interest Rate Swap Agreements	—	107,828	—

Total	$1,153,526,093	$2,103,243,500	$5,665,183

*	Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (1.2% represents investments purchased with collateral from securities on loan)	17.6%

U.S. Treasury Obligations	10.5%
U.S. Government Agency Obligations	9.3
Banks	6.9
Collateralized Loan Obligations	4.3
Equity Real Estate Investment Trusts (REITs)	3.8
Student Loans	2.6
Oil, Gas & Consumable Fuels	2.0
Sovereign Bonds	1.9
Unaffiliated Exchange Traded Funds	1.9

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Insurance	1.9%
Pharmaceuticals	1.8
Telecommunications	1.5
Real Estate Management & Development	1.3
Software	1.2
Chemicals	1.2
Media	1.1
Beverages	1.1
Semiconductors & Semiconductor Equipment	1.0
Internet Software & Services	1.0
Automobiles	0.9
Food Products	0.9
Technology Hardware, Storage & Peripherals	0.8
Machinery	0.8
Pipelines	0.8
Diversified Financial Services	0.8
Health Care Providers & Services	0.8
Food & Staples Retailing	0.7
Electronic Equipment, Instruments & Components	0.7
Metals & Mining	0.7
Electric	0.7
Agriculture	0.7
IT Services	0.7
Healthcare-Products	0.7
Diversified Telecommunication Services	0.6
Real Estate Investment Trusts (REITs)	0.6
Electric Utilities	0.6
Residential Mortgage-Backed Securities	0.6
Aerospace & Defense	0.5
Hotels, Restaurants & Leisure	0.5
Specialty Retail	0.5
Capital Markets	0.5
Industrial Conglomerates	0.5
Health Care Equipment & Supplies	0.4
Biotechnology	0.4
Oil & Gas	0.4
Credit Cards	0.4
Road & Rail	0.4
Wireless Telecommunication Services	0.4
Auto Components	0.4
Household Durables	0.4
Semiconductors	0.4
Multi-National	0.4
Airlines	0.4
Retail	0.3
Municipal Bonds	0.3
Auto Manufacturers	0.3
Trading Companies & Distributors	0.3
Construction & Engineering	0.2
Textiles, Apparel & Luxury Goods	0.2
Household Products	0.2
Foods	0.2
Professional Services	0.2
Consumer Finance	0.2
Building Products	0.2

Communications Equipment	0.2%
Multi-Utilities	0.2
Life Sciences Tools & Services	0.2
Personal Products	0.2
Commercial Services & Supplies	0.2
Transportation Infrastructure	0.2
Healthcare-Services	0.2
Internet	0.2
Paper & Forest Products	0.2
Multiline Retail	0.2
Independent Power & Renewable Electricity Producers	0.1
Internet & Direct Marketing Retail	0.1
Unaffiliated Funds	0.1
Lodging	0.1
Commercial Services	0.1
Electrical Equipment	0.1
Tobacco	0.1
Containers & Packaging	0.1
Thrifts & Mortgage Finance	0.1
Gas	0.1
Air Freight & Logistics	0.1
Oil & Gas Services	0.1
Computers	0.1
Gas Utilities	0.1
Construction Materials	0.1
Diversified Consumer Services	0.1
Energy Equipment & Services	0.1
Trucking & Leasing	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Water Utilities	0.1
Packaging & Containers	0.1
Marine	0.1
Distributors	0.0	*
Leisure Products	0.0	*
Electronics	0.0	*
Miscellaneous Manufacturing	0.0	*
Machinery-Diversified	0.0	*
Technology	0.0	*
Distribution/Wholesale	0.0	*
Mining	0.0	*
Options Purchased	0.0	*
Health Care Technology	0.0	*
Household Products/Wares	0.0	*
Healthcare Equipment & Supplies	0.0	*
Auto Parts & Equipment	0.0	*
Building Materials	0.0	*
Entertainment	0.0	*
Consumer Staples	0.0	*

	100.7
Option Written	(0.0	)*
Liabilities in excess of other assets	(0.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$56,678		Premiums received for OTC swap agreements	$11,670
Credit contracts	Unrealized appreciation on OTC swap agreements	385		Unrealized depreciation on OTC swap agreements	212,823
Equity contracts	Due from/to broker — variation margin futures	7,547,311	*	Due from/to broker — variation margin futures	943,336	*
Equity contracts	Unaffiliated investments	307,085		Options written outstanding, at value	20,538
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	159,996		Unrealized depreciation on OTC cross currency exchange contracts	29,023
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	4,331,199		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,236,216
Interest rate contracts	Due from/to broker — variation margin futures	3,429,797	*	Due from/to broker — variation margin futures	236,450	*
Interest rate contracts	Due from/to broker — variation margin swaps	289,791	*	Due from/to broker — variation margin swaps	1,039,856	*
Interest rate contracts	Unaffiliated investments	3,075		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	324,878		Unrealized depreciation on OTC swap agreements	217,050

Total		$16,450,195			$5,946,962

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$98,108
Equity contracts	47,413	1,335,000	(363,012)	93,495,239	—	—
Foreign exchange contracts	—	—	—	—	7,522,686	—
Interest rate contracts	—	4,625	—	1,163,903	—	(209,861)

Total	$47,413	$1,339,625	$(363,012)	$94,659,142	$7,522,686	$(111,753)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$—	$(286,232)
Equity contracts	481	7,434	(908,498)	132,511	7,283,549	—	—
Foreign exchange contracts	—	—	—	—	—	2,072,684	—
Interest rate contracts	—	—	1,967	—	4,779,536	—	(303,827)

Total	$481	$7,434	$(906,531)	$132,511	$12,063,085	$2,072,684	$(590,059)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Cross Currency Exchange Contracts(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)
$830,380	$331,400	$757,471,742	$192,157,301	$13,457,361	$339,356,089	$201,882,256

Credit Default Swap Agreements- Buy Protection(4)	Credit Default Swap Agreements- Sell Protection(4)	Currency Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$17,655,000	$17,980,000	$155,918	$204,363,840	$123,860

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$36,465,892	$(36,465,892)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Barclays Capital Group	$179,244	$(14,930)	$164,314	$—	$164,314
Citigroup Global Markets	27,882	(132,455)	(104,573)	104,573	—
Credit Suisse First Boston Corp	—	(4,756)	(4,756)	—	(4,756)
Deutsche Bank AG	136,380	(228,781)	(92,401)	—	(92,401)
JPMorgan Chase	11,652	(47,543)	(35,891)	35,891	—
Morgan Stanley	4,805,225	(3,270,600)	1,534,625	(1,286,672)	247,953
UBS AG	1,380	(7,717)	(6,337)	—	(6,337)

	$5,161,763	$(3,706,782)	$1,454,981	$(1,146,208)	$308,773

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $36,465,892:
Unaffiliated investments (cost $2,532,295,068)	$2,695,216,821
Affiliated investments (cost $572,242,516)	572,240,302
Cash	163,864
Foreign currency, at value (cost $8,842,068)	8,892,515
Deposit with broker for futures	29,949,907
Receivable for investments sold	58,972,013
Dividends and interest receivable	11,836,826
Unrealized appreciation on OTC forward foreign currency contracts	4,331,199
Deposit with broker for centrally cleared swaps	2,509,129
Deposit with broker for options	2,364,580
Tax reclaim receivable	1,953,475
Unrealized appreciation on OTC swap agreements	325,263
Cash segregated for counterparty—OTC	230,000
Unrealized appreciation on OTC cross currency exchange contracts	159,996
Receivable from affiliate	73,335
Premiums paid for OTC swap agreements	56,678
Due from broker-variation margin swaps	12,988
Prepaid expenses	22,375

Total Assets	3,389,311,266

LIABILITIES:
Payable for investments purchased	84,365,764
Payable to broker for collateral for securities on loan	37,472,503
Forward commitment contracts, at value (proceeds receivable $15,201,406)	15,215,420
Unrealized depreciation on OTC forward foreign currency contracts	3,236,216
Cash segregated from counterparty—OTC	1,286,672
Payable for fund share repurchased	792,411
Management fees payable	770,777
Due to broker-variation margin futures	758,600
Accrued expenses and other liabilities	447,585
Unrealized depreciation on OTC swap agreements	429,873
Distribution fee payable	133,190
Unrealized depreciation on OTC cross currency exchange contracts	29,023
Options written outstanding, at value (premiums received $153,049)	20,538
Premiums received for OTC swap agreements	11,670
Affiliated transfer agent fee payable	365
Foreign withholding taxes payable	23

Total Liabilities	144,970,630

NET ASSETS	$3,244,340,636

Net assets were comprised of:
Paid-in capital	$2,231,532,023
Retained earnings	1,012,808,613

Net assets, December 31, 2017	$3,244,340,636

Net asset value and redemption price per share, $3,244,340,636 / 228,997,078 outstanding shares of beneficial interest	$14.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income (net of $51,234 foreign withholding tax)	$38,048,907
Unaffiliated dividend income (net) (foreign withholding tax $2,145,958, of which $222,800 is reimbursable by an affiliate)	25,877,776
Affiliated dividend income	7,803,106
Income from securities lending, net (including affiliated income of $106,807)	195,147

71,924,936

EXPENSES
Management fees	22,860,160
Distribution fee	7,543,242
Custodian and accounting fees	1,289,402
Audit fee	70,091
Trustees’ fees	39,485
Shareholders’ reports	34,404
Legal fees and expenses	20,962
Transfer agent’s fees and expenses (including affiliated expense of $2,498)	6,862
Miscellaneous	391,074

Total expenses	32,255,682
Less: Management fee waivers and/or expense reimbursement	(4,038,063)

Net expenses	28,217,619

NET INVESTMENT INCOME (LOSS)	43,707,317

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(7,345))	62,714,380
Futures transactions	94,659,142
Options written transactions	(363,012)
Swap agreements transactions	(111,753)
Forward and cross currency contracts transactions	7,522,686
Foreign currency transactions	(2,190,592)

162,230,851

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,551))	121,951,610
Futures	12,063,085
Options written	132,511
Swap agreements	(590,059)
Forward and cross currency contracts	2,072,684
Foreign currencies	368,094

135,997,925

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	298,228,776

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$341,936,093

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$43,707,317	$32,596,471
Net realized gain (loss) on investment and foreign currency transactions	162,230,851	40,555,169
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	135,997,925	44,411,063

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	341,936,093	117,562,703

FUND SHARE TRANSACTIONS:
Fund share sold [5,516,632 and 42,530,246 shares, respectively]	73,374,734	511,752,868
Net asset value of shares issued in merger [32,804,996 and 0 shares, respectively]	434,011,193	—
Fund share repurchased [14,157,692 and 60,007,017 shares, respectively]	(190,845,000)	(709,993,866)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	316,540,927	(198,240,998)

CAPITAL CONTRIBUTIONS	—	732,765

TOTAL INCREASE (DECREASE) IN NET ASSETS	658,477,020	(79,945,530)
NET ASSETS:
Beginning of year	2,585,863,616	2,665,809,146

End of year	$3,244,340,636	$2,585,863,616

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 87.8%
COMMON STOCKS — 54.4%	Shares	Value
Argentina — 0.0%
MercadoLibre, Inc.	139	$43,738

Australia — 0.3%
AGL Energy Ltd.	4,158	78,794
Alumina Ltd.	43,047	81,125
Amcor Ltd.	12,082	144,770
AMP Ltd.	18,394	74,248
APA Group	11,014	71,420
Aristocrat Leisure Ltd.	2,684	49,424
ASX Ltd.	875	37,351
Atlassian Corp. PLC (Class A Stock)*	5,990	272,665
Aurizon Holdings Ltd.	25,789	99,372
Australia & New Zealand Banking Group Ltd.	25,198	562,143
Bendigo & Adelaide Bank Ltd.	3,116	28,276
BHP Billiton Ltd.	157,758	3,623,845
BHP Billiton PLC	4,784	96,734
Boral Ltd.	8,373	50,688
Brambles Ltd.	12,268	96,145
Caltex Australia Ltd.	2,970	78,679
Challenger Ltd.	3,825	41,714
Coca-Cola Amatil Ltd.	8,729	57,828
Cochlear Ltd.	706	94,112
Commonwealth Bank of Australia	13,435	838,458
Computershare Ltd.	6,786	85,977
CSL Ltd.	3,633	399,244
Dexus, REIT	8,295	62,947
Fortescue Metals Group Ltd.	6,000	22,706
Goodman Group, REIT	16,193	106,105
GPT Group (The), REIT	6,372	25,347
Incitec Pivot Ltd.	9,978	30,234
Insurance Australia Group Ltd.	14,729	82,958
LendLease Group	4,400	55,939
Macquarie Group Ltd.	2,746	212,389
Medibank Private Ltd.	17,472	44,743
Mirvac Group, REIT	52,673	96,329
National Australia Bank Ltd.	22,204	509,919
Newcrest Mining Ltd.	5,701	101,489
Oil Search Ltd.	101,756	616,093
Orica Ltd.	4,723	66,401
Origin Energy Ltd.*	12,284	89,983
QBE Insurance Group Ltd.	14,220	118,034
Ramsay Health Care Ltd.	1,374	75,029
REA Group Ltd.	900	53,665
Santos Ltd.*	11,869	50,239
Scentre Group, REIT	54,649	178,263
Sonic Healthcare Ltd.	1,949	34,660
South32 Ltd.	51,827	140,480
Stockland, REIT	19,771	68,968
Suncorp Group Ltd.	13,699	147,651
Sydney Airport	14,293	78,427
Tabcorp Holdings Ltd.	18,748	81,340
Telstra Corp. Ltd.	34,687	98,055
TPG Telecom Ltd.	5,696	29,147
Transurban Group	20,063	194,171
Treasury Wine Estates Ltd.	4,086	50,703
Vicinity Centres, REIT	23,070	48,864

COMMON STOCKS (continued)	Shares	Value
Australia (continued)
Wesfarmers Ltd.	8,620	$298,062
Westfield Corp., REIT	10,112	74,709
Westpac Banking Corp.	25,852	628,812
Woodside Petroleum Ltd.	5,828	149,943
Woolworths Group Ltd.(a)	11,941	253,702

		11,939,518

Austria — 0.1%
ams AG*	8,369	758,163
Erste Group Bank AG*	33,038	1,431,717

		2,189,880

Belgium — 0.2%
Anheuser-Busch InBev SA/NV	28,736	3,208,119
KBC Group NV	26,447	2,253,633
UCB SA	2,977	236,054
Umicore SA	5,496	260,229

		5,958,035

Bermuda — 0.0%
Marvell Technology Group Ltd.	3,417	73,363
XL Group Ltd.	16,828	591,673

		665,036

Brazil — 0.4%
Ambev SA, ADR	281,210	1,816,617
Banco do Brasil SA	110,642	1,061,357
Banco Santander Brasil SA, UTS	54,590	524,654
Cia de Saneamento de Minas Gerais-COPASA	11,640	152,259
Cielo SA	130,920	928,292
Estacio Participacoes SA	56,810	562,089
Fibria Celulose SA	24,220	349,380
Kroton Educacional SA	183,454	1,017,622
Lojas Renner SA	100,430	1,074,511
MRV Engenharia e Participacoes SA	125,446	568,782
Qualicorp SA	30,690	286,814
Raia Drogasil SA	31,030	858,748
Transmissora Alianca de Energia Eletrica SA, UTS	37,800	243,180
Ultrapar Participacoes SA	63,730	1,440,942
Vale SA, ADR(a)	247,280	3,024,234
WEG SA	181,910	1,322,194

		15,231,675

Canada — 0.7%
Agnico Eagle Mines Ltd.	1,952	90,131
Agrium, Inc.	1,158	133,193
Alimentation Couche-Tard, Inc. (Class B Stock)	4,158	216,964
ARC Resources Ltd.	3,162	37,104
Bank of Montreal	5,870	469,740
Bank of Nova Scotia (The)	10,648	687,164
Barrick Gold Corp.	9,985	144,413
BCE, Inc.	1,125	54,039
Brookfield Asset Management, Inc. (Class A Stock)	8,571	373,115
Canadian Imperial Bank of Commerce	3,904	380,586
Canadian National Railway Co.	7,137	588,504
Canadian Natural Resources Ltd.	9,879	353,035

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Canada (continued)
Canadian Pacific Railway Ltd., (XTSE)	1,460	$266,749
Canadian Tire Corp. Ltd. (Class A Stock)	763	99,487
Cenovus Energy, Inc.	8,051	73,529
CGI Group, Inc. (Class A Stock)*	2,235	121,440
Constellation Software, Inc.	202	122,457
Crescent Point Energy Corp.	5,591	42,611
Dollarama, Inc.	1,092	136,435
Enbridge, Inc.	7,588	296,759
Encana Corp.	6,982	93,149
Fairfax Financial Holdings Ltd.(a)	1,982	1,055,395
Fortis, Inc.	2,461	90,276
Franco-Nevada Corp.	1,776	141,939
Gildan Activewear, Inc., (NYSE)	69,193	2,234,934
Gildan Activewear, Inc., (XTSE)	1,825	58,960
Goldcorp, Inc.	7,070	90,161
Great-West Lifeco, Inc.	3,148	87,904
Imperial Oil Ltd.	2,625	81,924
Intact Financial Corp.	1,121	93,631
Inter Pipeline Ltd.	2,624	54,338
Kinross Gold Corp.*	10,657	45,951
Loblaw Cos. Ltd.	1,918	104,094
Magna International, Inc.	4,066	230,439
Manulife Financial Corp.	17,592	366,955
Metro, Inc.	2,234	71,534
National Bank of Canada	3,128	156,076
Open Text Corp.	2,552	90,772
Pembina Pipeline Corp.	3,760	136,132
Potash Corp. of Saskatchewan, Inc.	7,803	160,033
Power Corp. of Canada	3,725	95,925
Power Financial Corp.	2,334	64,134
Restaurant Brands International, Inc.	1,828	112,370
Rogers Communications, Inc. (Class B Stock)	3,653	186,137
Royal Bank of Canada	12,860	1,050,182
Saputo, Inc.	2,670	95,967
Shaw Communications, Inc. (Class B Stock)	4,004	91,388
SNC-Lavalin Group, Inc.	1,278	58,003
Sun Life Financial, Inc.	5,702	235,338
Suncor Energy, Inc.	14,227	522,336
Teck Resources Ltd. (Class B Stock)	5,579	145,888
Thomson Reuters Corp.	3,080	134,251
Toronto-Dominion Bank (The)	16,047	940,224
TransCanada Corp.	6,518	317,240
Waste Connections, Inc.	118,127	8,379,930
Wheaton Precious Metals Corp.	3,967	87,703

		22,649,068

Chile — 0.0%
Banco Santander Chile, ADR(a)	30,680	959,364

China — 1.7%
AAC Technologies Holdings, Inc.	62,500	1,106,154
Air China Ltd. (Class H Stock)	332,000	402,059
Alibaba Group Holding Ltd., ADR*(a)	40,212	6,933,755
Anhui Conch Cement Co. Ltd. (Class H Stock)	130,500	612,532
Baidu, Inc., ADR*	16,708	3,913,181
BOC Hong Kong Holdings Ltd.	35,500	179,409
China Construction Bank Corp. (Class H Stock)	2,769,000	2,549,010

COMMON STOCKS (continued)	Shares	Value
China (continued)
China Merchants Bank Co. Ltd. (Class H Stock)	287,500	$1,138,230
China Overseas Land & Investment Ltd.	452,000	1,450,867
China Power International Development Ltd.	808,000	212,001
China Resources Power Holdings Co. Ltd.	152,000	282,712
China Shenhua Energy Co. Ltd. (Class H Stock)	122,000	315,180
CNOOC Ltd.	2,366,000	3,396,670
Fosun International Ltd.	440,500	973,491
Geely Automobile Holdings Ltd.	161,000	554,549
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	482,000	1,138,499
Huadian Power International Corp. Ltd. (Class H Stock)	526,000	190,867
Huaneng Power International, Inc. (Class H Stock)	454,000	284,558
Industrial & Commercial Bank of China Ltd. (Class H Stock)	2,445,000	1,959,997
JD.com, Inc., ADR*(a)	36,230	1,500,647
NetEase, Inc., ADR	4,809	1,659,442
Nexteer Automotive Group Ltd.*	120,000	285,171
PICC Property & Casualty Co. Ltd. (Class H Stock)	480,000	919,572
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	845,500	8,769,584
Shenzhen Expressway Co. Ltd. (Class H Stock)	254,000	257,426
Tencent Holdings Ltd.	279,400	14,461,173
Tsingtao Brewery Co. Ltd. (Class H Stock)	166,000	854,903
Weichai Power Co. Ltd. (Class H Stock)	287,000	313,537
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co. (Class H Stock), 144A	46,500	212,885
Yangzijiang Shipbuilding Holdings Ltd.	15,000	16,448
Yanzhou Coal Mining Co. Ltd. (Class H Stock)	292,000	340,527
Yirendai Ltd., ADR	4,470	196,546
YY, Inc., ADR*	5,530	625,222
Zhejiang Expressway Co. Ltd. (Class H Stock)	306,000	336,112
Zhongsheng Group Holdings Ltd.	102,000	231,793

		58,574,709

Denmark — 0.4%
Chr Hansen Holding A/S	1,550	145,316
Danske Bank A/S	76,855	2,991,350
Novo Nordisk A/S (Class B Stock)	141,515	7,604,378
Pandora A/S	18,478	2,008,532
TDC A/S	34,370	211,125

		12,960,701

Finland — 0.1%
Cargotec OYJ (Class B Stock)	3,799	215,099
Outokumpu OYJ	17,903	166,145
Stora Enso OYJ (Class R Stock)	10,286	162,959
UPM-Kymmene OYJ	83,956	2,606,393

		3,150,596

France — 2.3%
Accor SA.	58,533	3,013,269

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
France (continued)
Air Liquide SA	7,382	$928,020
Airbus SE	9,988	992,673
Arkema SA	3,076	374,517
Atos SE	13,461	1,957,093
AXA SA	218,504	6,474,962
BNP Paribas SA	103,536	7,701,878
Capgemini SE	28,055	3,322,878
Cie Generale des Etablissements Michelin	2,465	352,630
Credit Agricole SA	85,204	1,406,888
Engie SA	214,614	3,689,529
Essilor International Cie Generale d’Optique SA	15,281	2,104,823
Faurecia	33,067	2,577,073
Imerys SA	18,508	1,742,919
Kering	7,654	3,602,935
Legrand SA	4,147	318,816
L’Oreal SA	826	183,025
LVMH Moet Hennessy Louis Vuitton SE	13,941	4,091,746
Natixis SA	55,958	441,984
Orange SA	299,822	5,196,149
Pernod Ricard SA	23,702	3,748,578
Renault SA	3,818	383,242
Safran SA	32,492	3,351,397
Sanofi	50,516	4,349,010
Schneider Electric SE*	47,260	4,006,716
Sodexo SA	3,816	511,566
Thales SA	4,546	489,238
TOTAL SA	63,393	3,499,279
Unibail-Rodamco SE, REIT	2,266	570,242
Vinci SA	48,056	4,906,102
Vivendi SA	76,130	2,043,287

		78,332,464

Germany — 1.4%
adidas AG	2,434	486,774
Allianz SE	38,857	8,892,316
BASF SE	36,776	4,031,795
Bayer AG	31,770	3,947,831
Bayerische Motoren Werke AG	3,728	386,526
Brenntag AG	3,583	225,885
Continental AG	16,541	4,447,533
Covestro AG, 144A	38,518	3,966,053
Daimler AG	4,110	347,543
Deutsche Lufthansa AG	35,581	1,306,663
Deutsche Post AG	2,772	131,763
Deutsche Telekom AG	44,716	790,417
Evonik Industries AG	40,200	1,509,874
Evotec AG*(a)	41,055	660,368
Fresenius Medical Care AG & Co. KGaA	21,824	2,291,726
Fresenius SE & Co. KGaA	3,795	295,143
Hannover Rueck SE	8,941	1,121,770
HOCHTIEF AG	5,982	1,056,463
Infineon Technologies AG	25,331	689,868
Linde AG*	16,517	3,872,629
Merck KGaA	1,143	122,686
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,728	589,110
SAP SE	48,438	5,419,003
Siemens AG	6,084	842,374

COMMON STOCKS (continued)	Shares	Value
Germany (continued)
Siltronic AG*	8,488	$1,227,126
Telefonica Deutschland Holding AG	27,906	139,662
Vonovia SE	3,481	172,474
Wacker Chemie AG	4,785	927,125

		49,898,500

Hong Kong — 0.8%
AIA Group Ltd.	1,192,600	10,143,835
ASM Pacific Technology Ltd.	2,500	34,683
Bank of East Asia Ltd. (The)	1,600	6,920
CK Asset Holdings Ltd.	340,500	2,968,196
CK Hutchison Holdings Ltd.	270,500	3,389,447
CK Infrastructure Holdings Ltd.	8,000	68,649
CLP Holdings Ltd.	17,500	179,032
Galaxy Entertainment Group Ltd.	21,000	167,660
Haier Electronics Group Co. Ltd.*	149,000	406,141
Hang Lung Properties Ltd.	2,000	4,872
Hang Seng Bank Ltd.	8,000	198,471
Henderson Land Development Co. Ltd.	14,300	94,023
HKT Trust & HKT Ltd.	20,000	25,509
Hong Kong & China Gas Co. Ltd.	78,100	152,943
Hong Kong Exchanges & Clearing Ltd.	8,700	266,118
Hongkong Land Holdings Ltd.	8,800	61,952
Hutchison Port Holdings Trust, UTS	93,400	38,667
Jardine Matheson Holdings Ltd.	31,000	1,880,848
Kerry Properties Ltd.	12,000	53,908
Kingboard Chemical Holdings Ltd.	55,000	296,677
Kingboard Laminates Holdings Ltd.	185,000	287,788
Lee & Man Paper Manufacturing Ltd.	262,000	308,493
Li & Fung Ltd.	64,000	35,069
Link REIT, REIT	14,500	134,151
MTR Corp. Ltd.	8,000	46,825
New World Development Co. Ltd.	23,000	34,472
Nine Dragons Paper Holdings Ltd.	168,000	268,441
NWS Holdings Ltd.	16,000	28,814
Power Assets Holdings Ltd.	11,000	92,718
Sands China Ltd.	590,000	3,036,873
Sino Land Co. Ltd.	44,000	77,841
Sun Hung Kai Properties Ltd.	14,000	233,087
Swire Pacific Ltd. (Class A Stock)	7,500	69,392
Techtronic Industries Co. Ltd.	4,500	29,274
WH Group Ltd., 144A	981,500	1,106,182
Wharf Holdings Ltd. (The)	14,000	48,279
Wharf Real Estate Investment Co. Ltd.*	14,000	93,180
Wheelock & Co. Ltd.	13,000	92,667
Xinyi Glass Holdings Ltd.*	282,000	366,561
Yue Yuen Industrial Holdings Ltd.	9,000	35,337

		26,863,995

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	46,888	543,636
OTP Bank PLC	22,848	943,646

		1,487,282

India — 0.6%
Apollo Tyres Ltd.	80,150	336,252
HCL Technologies Ltd.	71,730	1,000,355
HDFC Bank Ltd., ADR	127,272	12,939,744
Housing Development Finance Corp. Ltd.	59,350	1,589,313

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
India (continued)
Infosys Ltd., ADR(a)	193,800	$3,143,436
Mahindra & Mahindra Ltd., GDR	92,280	2,150,123
Vedanta Ltd.	121,791	627,413

		21,786,636

Indonesia — 0.2%
Astra International Tbk PT	4,424,200	2,702,437
Bank Central Asia Tbk PT	659,000	1,063,260
Bank Negara Indonesia Persero Tbk PT	905,200	660,371
Bank Rakyat Indonesia Persero Tbk PT	9,461,000	2,538,978
Unilever Indonesia Tbk PT	170,100	700,589
United Tractors Tbk PT	80,500	209,880

		7,875,515

Ireland — 0.0%
CRH PLC	9,755	351,090
James Hardie Industries PLC, CDI	5,127	90,045
Ryanair Holdings PLC, ADR*	5,194	541,163

		982,298

Israel — 0.0%
Teva Pharmaceutical Industries Ltd., ADR(a)	5,798	109,872

Italy — 0.3%
Atlantia SpA	16,457	518,828
Banca Generali SpA	41,839	1,390,280
Enel SpA	158,848	976,797
Eni SpA	4,237	70,113
Ferrari NV	9,979	1,045,600
Intesa Sanpaolo SpA	621,255	2,061,232
Italgas SpA	25,855	157,761
Snam SpA	60,448	296,042
UniCredit SpA*	143,596	2,678,668

		9,195,321

Japan — 2.2%
AEON Financial Service Co. Ltd.	2,100	48,806
Aeon Mall Co. Ltd.	2,900	56,639
Ajinomoto Co., Inc.	8,300	156,158
Alfresa Holdings Corp.	1,900	44,503
Amada Holdings Co. Ltd.	8,100	109,974
ANA Holdings, Inc.	800	33,373
Asahi Group Holdings Ltd.	6,100	302,679
Asahi Kasei Corp.	13,000	167,302
Astellas Pharma, Inc.	6,700	85,112
Bandai Namco Holdings, Inc.	4,500	146,879
Bridgestone Corp.(a)	8,000	370,258
Canon, Inc.(a)	7,000	260,807
Central Japan Railway Co.	400	71,584
Chugai Pharmaceutical Co. Ltd.	1,100	56,220
Coca-Cola Bottlers Japan Holdings, Inc.	1,800	65,680
Concordia Financial Group Ltd.	28,100	169,007
Dai Nippon Printing Co. Ltd.	1,500	33,395
Daicel Corp.	12,400	140,719
Dai-ichi Life Holdings, Inc.	12,300	252,791
Daiichi Sankyo Co. Ltd.	10,700	278,222
Daikin Industries Ltd.	29,500	3,485,808
Daito Trust Construction Co. Ltd.	800	162,985
Daiwa House Industry Co. Ltd.	8,500	325,953
Daiwa House REIT Investment Corp., REIT	13	30,880

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
DeNA Co. Ltd.	4,400	$90,583
Denso Corp.	2,100	125,808
East Japan Railway Co.	2,500	243,796
Electric Power Development Co. Ltd.	6,400	172,157
FANUC Corp.	14,300	3,430,519
Fast Retailing Co. Ltd.	300	119,284
Fuji Electric Co. Ltd.	6,000	45,074
FUJIFILM Holdings Corp.	6,200	252,991
Fujitsu Ltd.	22,000	155,970
Hakuhodo DY Holdings, Inc.	2,000	25,926
Hankyu Hanshin Holdings, Inc.	1,800	72,303
Hisamitsu Pharmaceutical Co., Inc.	1,600	96,664
Hitachi High-Technologies Corp.	800	33,624
Hitachi Ltd.	57,000	442,217
Honda Motor Co. Ltd.	126,700	4,323,954
Hoya Corp.	2,500	124,508
Hulic Co. Ltd.	11,600	130,074
Inpex Corp.	223,600	2,782,930
ITOCHU Corp.	17,700	329,955
J Front Retailing Co. Ltd.	10,300	193,559
Japan Airlines Co. Ltd.	4,800	187,535
Japan Exchange Group, Inc.	1,500	26,025
Japan Post Bank Co. Ltd.	2,800	36,366
Japan Prime Realty Investment Corp., REIT	6	19,050
Japan Real Estate Investment Corp., REIT	11	52,244
Japan Retail Fund Investment Corp., REIT	23	42,159
Japan Tobacco, Inc.(a)	71,000	2,286,421
JFE Holdings, Inc.	3,400	81,251
JTEKT Corp.	2,100	35,982
JXTG Holdings, Inc.	50,700	325,814
Kansai Electric Power Co., Inc. (The)	9,800	119,854
Kao Corp.	3,000	202,709
Kawasaki Heavy Industries Ltd.	4,900	171,425
KDDI Corp.	113,800	2,826,739
Keikyu Corp.	1,500	28,782
Keyence Corp.	5,100	2,849,020
Kintetsu Group Holdings Co. Ltd.	800	30,616
Kirin Holdings Co. Ltd.	9,500	239,413
Komatsu Ltd.	106,000	3,830,810
Kose Corp.	400	62,331
Kubota Corp.	178,100	3,483,536
Kyocera Corp.	500	32,643
Kyowa Hakko Kirin Co. Ltd.	9,200	177,115
Kyushu Electric Power Co., Inc.	3,000	31,424
M3, Inc.	5,700	199,809
Mabuchi Motor Co. Ltd.	1,700	91,893
Makita Corp.	45,700	1,916,544
Marubeni Corp.	7,200	52,054
Marui Group Co. Ltd.	9,700	177,317
Mazda Motor Corp.	12,200	163,033
Mebuki Financial Group, Inc.	29,600	125,047
Mitsubishi Chemical Holdings Corp.	12,900	141,151
Mitsubishi Corp.	17,600	485,298
Mitsubishi Electric Corp.	22,300	369,569
Mitsubishi Estate Co. Ltd.	3,300	57,298
Mitsubishi Tanabe Pharma Corp.	3,800	78,318
Mitsubishi UFJ Financial Group, Inc.	115,800	842,788
Mitsubishi UFJ Lease & Finance Co. Ltd.	4,300	25,522
Mitsui & Co. Ltd.	12,000	194,681

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Mitsui Chemicals, Inc.	6,100	$195,612
Mitsui Fudosan Co. Ltd.	80,700	1,804,894
Mizuho Financial Group, Inc.	116,200	210,100
MS&AD Insurance Group Holdings, Inc.	1,500	50,596
Murata Manufacturing Co. Ltd.	1,700	227,610
NGK Insulators Ltd.	7,000	131,859
NGK Spark Plug Co. Ltd.	7,200	174,509
NH Foods Ltd.	4,000	97,437
Nidec Corp.	22,200	3,108,379
Nintendo Co. Ltd.	1,000	360,097
Nippon Building Fund, Inc., REIT	12	58,696
Nippon Prologis REIT, Inc., REIT	11	23,243
Nippon Steel & Sumitomo Metal Corp.	9,500	242,719
Nippon Telegraph & Telephone Corp.	8,300	390,217
Nippon Yusen KK*	5,100	124,091
Nissan Motor Co. Ltd.	23,700	235,959
Nitori Holdings Co. Ltd.	1,000	142,325
Nitto Denko Corp.	19,600	1,733,595
Nomura Holdings, Inc.	18,200	106,684
Nomura Real Estate Master Fund, Inc., REIT	27	33,518
Nomura Research Institute Ltd.	2,100	97,474
NSK Ltd.	4,300	67,368
NTT DOCOMO, Inc.	13,200	312,101
Obayashi Corp.	4,900	59,193
Olympus Corp.	3,400	130,067
Ono Pharmaceutical Co. Ltd.	9,000	209,355
Oriental Land Co. Ltd.	3,000	272,939
ORIX Corp.	18,600	313,612
Otsuka Corp.	2,400	183,805
Otsuka Holdings Co. Ltd.	6,000	263,143
Panasonic Corp.	20,600	300,635
Rakuten, Inc.	7,900	72,211
Recruit Holdings Co. Ltd.	4,600	114,218
Resona Holdings, Inc.	7,900	47,074
Rohm Co. Ltd.	2,300	253,372
Ryohin Keikaku Co. Ltd.	200	62,258
Santen Pharmaceutical Co. Ltd.	2,200	34,453
Seibu Holdings, Inc.	7,300	137,914
Sekisui House Ltd.	9,600	173,171
Seven & i Holdings Co. Ltd.	7,300	302,413
Shimadzu Corp.	2,000	45,373
Shimano, Inc.	400	56,223
Shimizu Corp.	12,700	130,987
Shin-Etsu Chemical Co. Ltd.	32,300	3,272,733
Shionogi & Co. Ltd.	1,500	81,052
Shiseido Co. Ltd.	1,200	57,822
Shizuoka Bank Ltd. (The)	13,000	133,820
SMC Corp.	6,700	2,749,575
SoftBank Group Corp.	7,700	609,613
Sompo Holdings, Inc.	2,400	92,642
Sony Corp.	12,800	574,501
Stanley Electric Co. Ltd.	1,200	48,555
Start Today Co. Ltd.	2,600	78,918
Subaru Corp.	1,200	38,049
Sumitomo Chemical Co. Ltd.	20,000	143,113
Sumitomo Electric Industries Ltd.	14,100	237,688
Sumitomo Metal Mining Co. Ltd.	4,600	210,451
Sumitomo Mitsui Financial Group, Inc.	104,200	4,491,490

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Sumitomo Mitsui Trust Holdings, Inc.	4,900	$193,873
Sumitomo Realty & Development Co. Ltd.	7,000	229,733
Sundrug Co. Ltd.	700	32,470
Suntory Beverage & Food Ltd.	2,900	128,963
Suzuken Co. Ltd.	400	16,423
Suzuki Motor Corp.	5,300	306,783
T&D Holdings, Inc.	5,900	100,657
Takeda Pharmaceutical Co. Ltd.	4,400	249,118
THK Co. Ltd.	4,000	149,519
Tohoku Electric Power Co., Inc.	2,200	28,087
Tokio Marine Holdings, Inc.	7,200	327,478
Tokyo Electric Power Co. Holdings, Inc.*	10,700	42,229
Tokyo Electron Ltd.	13,600	2,453,296
Tokyo Gas Co. Ltd.	2,500	57,121
Tokyo Tatemono Co. Ltd.	11,100	149,607
Tokyu Corp.	12,500	199,251
Toppan Printing Co. Ltd.	5,000	45,166
Toray Industries, Inc.	19,200	180,716
Toyota Industries Corp.	1,800	115,378
Toyota Motor Corp.	21,000	1,338,330
Toyota Tsusho Corp.	1,200	48,208
United Urban Investment Corp., REIT	20	28,757
West Japan Railway Co.	1,800	131,317
Yahoo Japan Corp.	7,000	32,070
Yamato Holdings Co. Ltd.	2,900	58,219

		74,701,506

Luxembourg — 0.0%
ArcelorMittal*	15,681	508,741

Macau — 0.0%
Wynn Macau Ltd.	482,400	1,525,094

Malaysia — 0.1%
AirAsia Bhd	596,900	494,115
CIMB Group Holdings Bhd	412,800	666,696
Malayan Banking Bhd	284,800	689,239
Public Bank Bhd	137,000	703,122

		2,553,172

Mexico — 0.1%
Fomento Economico Mexicano SAB de CV, ADR	11,800	1,108,020
Grupo Financiero Banorte SAB de CV (Class O Stock)	215,970	1,185,487
Wal-Mart de Mexico SAB de CV	521,110	1,277,962

		3,571,469

Netherlands — 1.0%
ABN AMRO Group NV, CVA, 144A	74,223	2,393,008
Akzo Nobel NV	22,440	1,968,996
AMG Advanced Metallurgical Group NV	31,496	1,581,996
ASML Holding NV	38,247	6,649,545
ASR Nederland NV	5,289	217,731
BE Semiconductor Industries NV	26,618	2,223,519
Heineken Holding NV	3,241	320,438
Heineken NV	1,447	150,845
ING Groep NV	461,261	8,467,222
Koninklijke Ahold Delhaize NV	34,255	753,025
Koninklijke KPN NV	115,557	403,441
Koninklijke Philips NV	7,661	289,268

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Netherlands (continued)
NN Group NV	4,521	$195,549
Royal Dutch Shell PLC (Class A Stock)	248,511	8,296,074
Royal Dutch Shell PLC (Class B Stock)	33,163	1,116,730
Wolters Kluwer NV	7,201	375,384

		35,402,771

New Zealand — 0.0%
Auckland International Airport Ltd.	12,583	57,760
Fletcher Building Ltd.	9,495	51,142
Ryman Healthcare Ltd.	4,728	35,441
Spark New Zealand Ltd.	24,086	61,950

		206,293

Norway — 0.0%
Norsk Hydro ASA	38,626	292,816
Telenor ASA	10,181	217,943

		510,759

Panama — 0.0%
Copa Holdings SA (Class A Stock)	7,460	1,000,088

Peru — 0.0%
Credicorp Ltd.	6,400	1,327,552

Poland — 0.0%
Jastrzebska Spolka Weglowa SA*	7,270	200,492
KGHM Polska Miedz SA	15,419	490,982
Polski Koncern Naftowy ORLEN SA	27,308	830,020

		1,521,494

Russia — 0.3%
Aeroflot PJSC	78,760	189,286
Alrosa PJSC	573,560	745,937
Evraz PLC	46,920	214,448
Magnit PJSC, GDR	38,190	1,044,497
Magnitogorsk Iron & Steel Works PJSC	334,160	241,939
MMC Norilsk Nickel PJSC, ADR	63,893	1,197,355
Mobile TeleSystems PJSC, ADR	67,548	688,314
Ros Agro PLC, GDR	15,433	152,787
RusHydro PJSC	15,915,390	201,449
Sberbank of Russia PJSC, ADR(a)	291,937	4,971,687
Severstal PJSC, GDR	28,478	437,992
Tatneft PJSC, ADR	10,434	516,066
United Co. RUSAL PLC	335,000	234,412
X5 Retail Group NV, GDR*	11,885	448,896

		11,285,065

Singapore — 0.2%
Ascendas Real Estate Investment Trust, REIT	20,200	40,997
CapitaLand Ltd.	33,100	87,076
CapitaLand Mall Trust, REIT	14,200	22,591
ComfortDelGro Corp. Ltd.	12,700	18,764
DBS Group Holdings Ltd.	207,000	3,828,730
Genting Singapore PLC	28,800	28,127
IGG, Inc.	439,000	471,694
Jardine Cycle & Carriage Ltd.	600	18,213
Keppel Corp. Ltd.	16,400	89,744
Oversea-Chinese Banking Corp. Ltd.	31,000	286,385
Singapore Exchange Ltd.	2,800	15,548
Singapore Press Holdings Ltd.	5,500	10,881

COMMON STOCKS (continued)	Shares	Value
Singapore (continued)
Singapore Telecommunications Ltd.	63,700	$169,832
United Overseas Bank Ltd.	10,000	197,130
Wilmar International Ltd.	23,500	54,155

		5,339,867

South Africa — 0.5%
Aspen Pharmacare Holdings Ltd.	36,090	808,962
Bid Corp. Ltd.	87,460	2,125,713
Bidvest Group Ltd. (The)	67,960	1,192,676
Capitec Bank Holdings Ltd.	10,330	915,587
FirstRand Ltd.	477,090	2,582,773
Kumba Iron Ore Ltd.	12,837	391,772
Mr. Price Group Ltd.	38,220	753,759
MTN Group Ltd.	63,860	705,038
Naspers Ltd. (Class N Stock)	9,437	2,614,552
Sanlam Ltd.	154,550	1,083,159
Shoprite Holdings Ltd.	63,990	1,143,842
Standard Bank Group Ltd.	87,360	1,375,520
Tiger Brands Ltd.	24,590	912,940

		16,606,293

South Korea — 0.9%
Hana Financial Group, Inc.	26,732	1,242,542
Hyosung Corp.	5,631	732,956
Hyundai Marine & Fire Insurance Co. Ltd.	11,966	524,799
Hyundai Mobis Co. Ltd.	5,150	1,265,422
Hyundai Motor Co.	10,040	1,461,188
Industrial Bank of Korea	50,700	777,708
Korea Electric Power Corp.	22,962	816,217
KT&G Corp.	12,733	1,371,937
LG Chem Ltd.	1,670	631,486
LG Corp.	3,880	329,733
NCSoft Corp.	1,821	759,912
POSCO	3,340	1,038,911
Samsung Electronics Co. Ltd.	2,250	5,345,800
Samsung Electronics Co. Ltd., GDR	9,110	10,913,780
SFA Engineering Corp.	5,641	203,857
Shinhan Financial Group Co. Ltd.	27,448	1,266,924
SK Hynix, Inc.	13,485	957,790
SK Innovation Co. Ltd.	6,673	1,273,014
S-Oil Corp.	6,065	662,445

		31,576,421

Spain — 0.4%
Aena SME SA, 144A	832	168,379
Amadeus IT Group SA	1,553	111,757
Banco Bilbao Vizcaya Argentaria SA	489,965	4,163,815
Banco Santander SA	481,119	3,154,321
Iberdrola SA	105,947	820,164
Industria de Diseno Textil SA	21,030	731,248
Red Electrica Corp. SA	21,065	472,850
Repsol SA	175,604	3,100,534
Telefonica SA	19,054	185,543

		12,908,611

Sweden — 0.3%
Assa Abloy AB (Class B Stock)	11,939	247,513
Atlas Copco AB (Class A Stock)	80,796	3,486,838
Atlas Copco AB (Class B Stock)	3,496	133,991
Autoliv, Inc.	298	37,870

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Sweden (continued)
Electrolux AB (Class B Stock)	64,190	$2,066,622
Essity AB (Class B Stock)*	5,044	143,340
Sandvik AB	26,376	461,704
Skandinaviska Enskilda Banken AB (Class A Stock)	35,188	413,191
Svenska Handelsbanken AB (Class A Stock)	39,526	540,164
Volvo AB (Class B Stock)	161,631	3,009,875

		10,541,108

Switzerland — 1.6%
ABB Ltd.	140,312	3,758,165
Cie Financiere Richemont SA	35,222	3,189,982
Credit Suisse Group AG*	36,824	656,783
Ferguson PLC	6,349	455,628
Georg Fischer AG	1,796	2,371,019
Glencore PLC*	749,834	3,924,595
LafargeHolcim Ltd., (SGMX)*	37,794	2,128,628
LafargeHolcim Ltd., (XEQT)*	18,249	1,027,432
Lonza Group AG*	6,631	1,788,422
Nestle SA	29,568	2,542,146
Novartis AG	148,355	12,484,445
Partners Group Holding AG(a)	4,755	3,258,094
Roche Holding AG	20,726	5,240,680
STMicroelectronics NV	91,761	2,001,673
Swiss Life Holding AG*	4,888	1,727,782
UBS Group AG*	261,117	4,797,439
Zurich Insurance Group AG	7,271	2,210,701

		53,563,614

Taiwan — 0.7%
Accton Technology Corp.	100,000	354,430
Catcher Technology Co. Ltd.	63,000	690,335
Compeq Manufacturing Co. Ltd.	132,000	169,157
CTBC Financial Holding Co. Ltd.	1,484,000	1,020,113
Delta Electronics, Inc.	240,000	1,153,048
FLEXium Interconnect, Inc.	137,241	489,375
Fubon Financial Holding Co. Ltd.	451,000	766,684
General Interface Solution Holding Ltd.	114,000	755,694
Largan Precision Co. Ltd.	10,000	1,342,314
Macronix International*	334,000	493,377
Merry Electronics Co. Ltd.	131,000	850,701
Phison Electronics Corp.	19,000	185,638
President Chain Store Corp.	159,000	1,514,268
Taiwan Semiconductor Manufacturing Co. Ltd.	843,000	6,454,914
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	162,221	6,432,063
Winbond Electronics Corp.	331,000	259,506
Yageo Corp.	31,000	366,295

		23,297,912

Thailand — 0.2%
Kiatnakin Bank PCL, NVDR	159,400	387,086
Krung Thai Bank PCL, NVDR	847,800	498,358
PTT Global Chemical PCL	210,900	549,681
PTT PCL, NVDR	92,400	1,245,204
Siam Cement PCL (The)	60,900	914,574
Siam Commercial Bank PCL (The)	282,000	1,294,372

COMMON STOCKS (continued)	Shares	Value
Thailand (continued)
Star Petroleum Refining PCL, NVDR	687,000	$359,849
Thai Oil PCL, NVDR	167,600	531,839
Tisco Financial Group PCL, NVDR	129,600	351,476

		6,132,439

Turkey — 0.2%
Akbank Turk A/S	167,014	433,435
Eregli Demir ve Celik Fabrikalari TAS	166,780	440,046
KOC Holding A/S	113,300	552,020
Petkim Petrokimya Holding A/S	442,780	907,217
Tekfen Holding A/S	102,146	457,388
Tupras Turkiye Petrol Rafinerileri A/S	30,740	985,106
Turk Hava Yollari AO*	81,730	338,335
Turkcell Iletisim Hizmetleri A/S	209,280	853,334
Turkiye Halk Bankasi A/S	248,690	706,731

		5,673,612

United Kingdom — 1.9%
3i Group PLC	18,826	231,769
AstraZeneca PLC	7,308	504,292
Aviva PLC	385,495	2,629,193
BAE Systems PLC	19,096	147,542
BP PLC	80,474	564,547
British American Tobacco PLC	92,138	6,228,404
BT Group PLC	73,379	268,954
Burberry Group PLC	144,539	3,484,806
Compass Group PLC	20,602	444,224
Diageo PLC	34,387	1,260,431
GlaxoSmithKline PLC	36,779	651,325
HSBC Holdings PLC	157,030	1,621,814
Imperial Brands PLC	6,180	263,605
InterContinental Hotels Group PLC	4,953	315,034
International Consolidated Airlines Group SA	171,903	1,489,729
Johnson Matthey PLC	5,446	225,673
Legal & General Group PLC	42,704	157,218
Liberty Global PLC (Class A Stock)*	623	22,328
Liberty Global PLC (Class C Stock)*	3,269	110,623
Lloyds Banking Group PLC	544,769	499,543
London Stock Exchange Group PLC	10,044	513,717
Meggitt PLC	257,820	1,674,114
Micro Focus International PLC, ADR*	15,332	514,986
Persimmon PLC	47,782	1,765,269
Prudential PLC	215,356	5,515,324
Reckitt Benckiser Group PLC	2,124	198,155
RELX NV	92,870	2,134,557
RELX PLC.	10,285	241,164
Rio Tinto Ltd.	46,993	2,762,956
Rio Tinto PLC	51,097	2,680,420
Sage Group PLC (The)	26,670	286,715
Standard Chartered PLC*	342,453	3,596,292
Taylor Wimpey PLC	157,606	438,492
TechnipFMC PLC	54,547	1,692,103
Travis Perkins PLC	46,238	977,620
Unilever NV, CVA	61,999	3,490,719
Unilever PLC	98,301	5,452,364
Vodafone Group PLC	1,541,584	4,872,930
Whitbread PLC	10,989	592,793

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United Kingdom (continued)
WPP PLC	193,799	$3,501,114

		64,022,858

United States — 34.3%
3M Co.	1,136	267,380
Abbott Laboratories	67,686	3,862,840
AbbVie, Inc.	4,580	442,932
Acadia Healthcare Co., Inc.*(a)	70,161	2,289,353
ACADIA Pharmaceuticals, Inc.*(a)	6,884	207,277
Acadia Realty Trust, REIT	38,640	1,057,190
Accenture PLC (Class A Stock)	28,354	4,340,714
Activision Blizzard, Inc.	1,772	112,203
Acuity Brands, Inc.(a)	2,269	399,343
Adobe Systems, Inc.*	40,330	7,067,429
Advanced Micro Devices, Inc.*(a)	29,499	303,250
AdvanSix, Inc.*	16,516	694,828
Aetna, Inc.	8,000	1,443,119
Affiliated Managers Group, Inc.	2,220	455,655
AGCO Corp.	3,322	237,290
Agilent Technologies, Inc.	34,369	2,301,692
Albemarle Corp.	982	125,588
Alcoa Corp.*	5,871	316,271
Alexion Pharmaceuticals, Inc.*	1,920	229,613
Alleghany Corp.*	2,036	1,213,639
Allegion PLC	38,904	3,095,202
Allergan PLC	33,829	5,533,748
Ally Financial, Inc.	86,703	2,528,259
Alnylam Pharmaceuticals, Inc.*	293	37,226
Alphabet, Inc. (Class A Stock)*	2,624	2,764,122
Alphabet, Inc. (Class C Stock)*	29,242	30,598,829
Altria Group, Inc.	6,753	482,232
Amazon.com, Inc.*	18,497	21,631,687
American Campus Communities, Inc., REIT	5,306	217,705
American Electric Power Co., Inc.	64,739	4,762,848
American Express Co.	11,042	1,096,581
American Financial Group, Inc.	366	39,726
American Homes 4 Rent (Class A Stock), REIT	71,230	1,555,663
American International Group, Inc.	124,988	7,446,785
American Tower Corp., REIT	645	92,022
Ameriprise Financial, Inc.	7,184	1,217,472
AmerisourceBergen Corp.	21,472	1,971,559
AMETEK, Inc.	6,606	478,737
Amgen, Inc.	1,103	191,812
Amphenol Corp. (Class A Stock)	40,552	3,560,466
Anadarko Petroleum Corp.	45,356	2,432,896
Analog Devices, Inc.	39,058	3,477,334
Antero Resources Corp.*(a)	1,223	23,237
Anthem, Inc.	2,107	474,096
Apache Corp.(a)	26,800	1,131,495
Apple, Inc.	196,208	33,204,279
Applied Materials, Inc.	49,154	2,512,752
Aptiv PLC	5,552	470,976
Aramark	1,449	61,930
Arch Capital Group Ltd.*	417	37,851
Archer-Daniels-Midland Co.	1,385	55,511
Arista Networks, Inc.*(a)	10,992	2,589,496
Arrow Electronics, Inc.*	26,516	2,132,152
Arthur J Gallagher & Co.	8,012	506,999

COMMON STOCKS (continued)	Shares	Value
United States (continued)
AT&T, Inc.	33,223	$1,291,710
Athene Holding Ltd. (Class A Stock)*	744	38,472
Atmos Energy Corp.	418	35,902
Autodesk, Inc.*	4,240	444,479
AutoZone, Inc.*	5,610	3,990,785
AvalonBay Communities, Inc., REIT	57,991	10,346,174
Avaya Holdings Corp.*(a)	5,391	94,612
Avery Dennison Corp.	1,095	125,772
Axis Capital Holdings Ltd.	763	38,348
Ball Corp.	92,353	3,495,561
Bank of America Corp.	604,414	17,842,301
Bank of New York Mellon Corp. (The)	78,231	4,213,522
Becton, Dickinson & Co.	3,540	757,772
Berkshire Hathaway, Inc. (Class B Stock)*	10,093	2,000,634
Best Buy Co., Inc.	29,828	2,042,324
Biogen, Inc.*	10,919	3,478,466
BioMarin Pharmaceutical, Inc.*	13,291	1,185,159
Bioverativ, Inc.*	2,962	159,711
BlackRock, Inc.	5,018	2,577,797
Boeing Co. (The)	1,592	469,497
BorgWarner, Inc.	9,003	459,963
Boston Properties, Inc., REIT	22,535	2,930,226
Boston Scientific Corp.*	170,738	4,232,595
Brandywine Realty Trust, REIT	150,190	2,731,956
Bright Horizons Family Solutions, Inc.*	4,244	398,936
Brighthouse Financial, Inc.*	747	43,804
Brinker International, Inc.(a)	32,500	1,262,300
Bristol-Myers Squibb Co.	56,789	3,480,029
Brixmor Property Group, Inc., REIT	171,244	3,195,413
Broadcom Ltd.	37,366	9,599,326
Broadridge Financial Solutions, Inc.	1,001	90,671
CA, Inc.	2,688	89,457
CalAtlantic Group, Inc.	30,400	1,714,256
Camden Property Trust, REIT	590	54,315
Capital One Financial Corp.	107,595	10,714,310
Carlisle Cos., Inc.	24,510	2,785,562
Casey’s General Stores, Inc.(a)	2,509	280,857
Caterpillar, Inc.	2,723	429,090
Cavium, Inc.*	38,650	3,240,030
CBRE Group, Inc. (Class A Stock)*	144,831	6,272,631
CBS Corp. (Class B Stock)	46,032	2,715,888
CDK Global, Inc.	1,116	79,548
CDW Corp.	10,884	756,329
Celanese Corp. (Class A Stock)	6,671	714,331
Celgene Corp.*	33,851	3,532,691
Centene Corp.*	4,462	450,127
CenterPoint Energy, Inc.	5,248	148,833
Charles Schwab Corp. (The)	236,704	12,159,484
Charter Communications, Inc. (Class A Stock)*	19,018	6,389,287
Chevron Corp.	14,854	1,859,572
Chubb Ltd.	39,026	5,702,869
Cigna Corp.	22,155	4,499,459
Cintas Corp.	489	76,201
Cisco Systems, Inc.	85,022	3,256,343
Citigroup, Inc.	165,093	12,284,570
Citizens Financial Group, Inc.	96,184	4,037,804
Clear Channel Outdoor Holdings, Inc. (Class A Stock)	59,861	275,361

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United States (continued)
CMS Energy Corp.	57,423	$2,716,108
CNO Financial Group, Inc.	33,600	829,584
Coca-Cola Co. (The)	17,462	801,157
Cognex Corp.	595	36,390
Cognizant Technology Solutions Corp. (Class A Stock)	8,776	623,272
Colgate-Palmolive Co.	2,357	177,836
Columbia Sportswear Co.	23,300	1,674,804
Comcast Corp. (Class A Stock)	185,149	7,415,217
Comerica, Inc.	32,313	2,805,091
CommScope Holding Co., Inc.*	56,613	2,141,670
Concho Resources, Inc.*	43,907	6,595,710
ConocoPhillips	37,500	2,058,375
Constellation Brands, Inc. (Class A Stock)	5,576	1,274,507
Cooper Cos., Inc. (The)	383	83,448
Copart, Inc.*	61,769	2,667,803
CoreSite Realty Corp., REIT	7,660	872,474
Corning, Inc.	91,734	2,934,571
Corporate Office Properties Trust, REIT(a)	72,600	2,119,920
CoStar Group, Inc.*	131	38,900
Costco Wholesale Corp.	6,381	1,187,632
Coty, Inc. (Class A Stock)(a)	89,542	1,780,990
Crown Holdings, Inc.*	6,349	357,131
CVS Health Corp.	21,085	1,528,663
CyrusOne, Inc., REIT	34,450	2,050,809
D.R. Horton, Inc.	9,775	499,209
Danaher Corp.	5,076	471,154
Deere & Co.	6,760	1,058,008
Dell Technologies, Inc. (Class V Stock)*	1,241	100,868
Delphi Technologies PLC*	18,281	959,187
Delta Air Lines, Inc.	178,534	9,997,904
DENTSPLY SIRONA, Inc.	36,187	2,382,190
DexCom, Inc.*(a)	5,241	300,781
Diamondback Energy, Inc.*	23,857	3,011,947
Digital Realty Trust, Inc., REIT	30,023	3,419,620
DISH Network Corp. (Class A Stock)*	123,110	5,878,503
Dollar Tree, Inc.*	31,030	3,329,829
Dover Corp.	19,530	1,972,335
DowDuPont, Inc.	81,148	5,779,376
Dr. Pepper Snapple Group, Inc.	25,996	2,523,172
Duke Energy Corp.	16,731	1,407,244
Duke Realty Corp., REIT	3,235	88,024
DXC Technology Co.	8,980	852,202
Dynegy, Inc.*	150	1,778
E*TRADE Financial Corp.*	1,137	56,361
Eagle Materials, Inc.	36,880	4,178,504
East West Bancorp, Inc.	51,277	3,119,180
EastGroup Properties, Inc., REIT	13,000	1,148,940
Eastman Chemical Co.(a)	40,082	3,713,197
Eaton Corp. PLC	42,619	3,367,327
Edgewell Personal Care Co.*(a)	7,366	437,467
Edison International	26,576	1,680,666
Edwards Lifesciences Corp.*	2,713	305,782
Electronic Arts, Inc.*	39,254	4,124,025
Eli Lilly & Co.	52,414	4,426,886
Energen Corp.*	18,657	1,074,083
Energizer Holdings, Inc.(a)	13,977	670,616
Entercom Communications Corp. (Class A Stock)	90,560	978,048

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Entergy Corp.	3,824	$311,235
EOG Resources, Inc.	58,066	6,265,902
EQT Corp.	77,719	4,423,765
Equinix, Inc., REIT	15,562	7,053,009
Equity LifeStyle Properties, Inc., REIT	38,408	3,419,080
Equity Residential, REIT	91,631	5,843,309
Essex Property Trust, Inc., REIT	14,399	3,475,487
Estee Lauder Cos., Inc. (The) (Class A Stock)	763	97,084
Everest Re Group Ltd.	1,257	278,124
Eversource Energy	20,220	1,277,500
Evolent Health, Inc. (Class A Stock)*(a)	66,738	820,877
Exact Sciences Corp.*(a)	26,659	1,400,664
Exelixis, Inc.*	12,144	369,178
Exelon Corp.	12,597	496,448
Expedia, Inc.	26,539	3,178,576
Extra Space Storage, Inc., REIT(a)	3,195	279,403
Exxon Mobil Corp.	77,283	6,463,950
F5 Networks, Inc.*	498	65,348
Facebook, Inc. (Class A Stock)*	110,489	19,496,889
Fastenal Co.	2,360	129,068
Federal Realty Investment Trust, REIT	32,233	4,280,864
FedEx Corp.	2,083	519,792
Fidelity National Information Services, Inc.	8,698	818,395
Fifth Third Bancorp	80,012	2,427,564
First Republic Bank	40,292	3,490,899
FleetCor Technologies, Inc.*	411	79,089
Flex Ltd.*	2,149	38,661
FLIR Systems, Inc.	918	42,797
FNF Group	956	37,513
Ford Motor Co.	224,871	2,808,639
Fortive Corp.	13,152	951,548
Fortune Brands Home & Security, Inc.	47,479	3,249,463
Gap, Inc. (The)(a)	46,240	1,574,934
Gartner, Inc.*	4,675	575,726
General Dynamics Corp.	17,358	3,531,485
General Electric Co.	149,235	2,604,151
Genuine Parts Co.	16,803	1,596,453
GGP, Inc., REIT	7,279	170,256
Gilead Sciences, Inc.	13,188	944,788
Global Payments, Inc.	42,907	4,300,998
GoDaddy, Inc. (Class A Stock)*	59,909	3,012,225
Goldman Sachs Group, Inc. (The)	2,051	522,513
Goodman Networks, Inc.*^	1,490	—
Gramercy Property Trust, REIT	81,016	2,159,887
Graphic Packaging Holding Co.	74,900	1,157,205
GrubHub, Inc.*(a)	3,681	264,296
Guidewire Software, Inc.*(a)	22,596	1,677,979
H&R Block, Inc.(a)	2,113	55,403
Halcon Resources Corp.*(a)	8,792	66,555
Halliburton Co.	11,334	553,893
Hartford Financial Services Group, Inc. (The)	68,131	3,834,412
HCA Healthcare, Inc.*	17,800	1,563,552
HCP, Inc., REIT	165,981	4,328,784
HD Supply Holdings, Inc.*	972	38,909
Healthcare Trust of America, Inc. (Class A Stock), REIT(a)	82,500	2,478,300
HEICO Corp. (Class A Stock)	5,416	428,135

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Henry Schein, Inc.*	4,135	$288,954
Hewlett Packard Enterprise Co.	76,300	1,095,668
Highwoods Properties, Inc., REIT	45,890	2,336,260
Hilton Grand Vacations, Inc.*	43,944	1,843,451
Hilton Worldwide Holdings, Inc.	121,456	9,699,476
Hologic, Inc.*	1,517	64,852
Home Depot, Inc. (The)	39,756	7,534,955
Honeywell International, Inc.	57,125	8,760,690
HP, Inc.	24,680	518,527
Hubbell, Inc.	3,750	507,525
Humana, Inc.	9,750	2,418,683
Huntington Bancshares, Inc.	28,078	408,816
Huntington Ingalls Industries, Inc.	348	82,024
IAC/InterActiveCorp*	309	37,785
IDEX Corp.	4,302	567,735
IDEXX Laboratories, Inc.*	342	53,482
Illinois Tool Works, Inc.	9,040	1,508,324
Illumina, Inc.*	15,453	3,376,326
Incyte Corp.*	3,537	334,989
Ingersoll-Rand PLC	59,273	5,286,559
Ingredion, Inc.	516	72,137
Intel Corp.	16,088	742,622
Intercept Pharmaceuticals, Inc.*(a)	20,252	1,183,122
Intercontinental Exchange, Inc.	57,138	4,031,658
International Business Machines Corp.	29,383	4,507,940
Intuit, Inc.	4,099	646,740
Intuitive Surgical, Inc.*	5,107	1,863,749
Invesco Ltd.	51,982	1,899,422
Investors Real Estate Trust, REIT	23,010	130,697
Invitation Homes, Inc., REIT	110,781	2,611,108
IPG Photonics Corp.*	2,398	513,484
Iron Mountain, Inc., REIT	66,557	2,511,196
Jack Henry & Associates, Inc.	4,121	481,992
Jazz Pharmaceuticals PLC*	16,574	2,231,689
JBG SMITH Properties, REIT	28,959	1,005,729
John Bean Technologies Corp.(a)	11,644	1,290,155
Johnson & Johnson	55,354	7,734,060
Jones Lang LaSalle, Inc.	312	46,466
KapStone Paper and Packaging Corp.	33,600	762,384
Kennedy-Wilson Holdings, Inc.(a)	24,740	429,239
KeyCorp	40,828	823,501
Keysight Technologies, Inc.*	13,411	557,898
Kimberly-Clark Corp.	5,870	708,274
Kimco Realty Corp., REIT(a)	95,149	1,726,954
Kinder Morgan, Inc.	118,205	2,135,964
KLA-Tencor Corp.	6,500	682,955
Kohl’s Corp.(a)	51,473	2,791,381
Kraft Heinz Co. (The)	32,731	2,545,163
Kroger Co. (The)	98,145	2,694,080
La Quinta Holdings, Inc.*	67,900	1,253,434
Laboratory Corp. of America Holdings*	3,399	542,174
Lam Research Corp.	13,241	2,437,271
Las Vegas Sands Corp.	2,179	151,419
LaSalle Hotel Properties, REIT(a)	20,380	572,067
Lear Corp.	389	68,721
Leidos Holdings, Inc.	598	38,613
Lennar Corp. (Class A Stock)(a)	34,373	2,173,748
Lennar Corp. (Class B Stock)	129	6,667
Lennox International, Inc.(a)	19,456	4,051,907

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Liberty Broadband Corp. (Class C Stock)*	925	$78,773
Liberty Interactive Corp. QVC Group
(Class A Stock)*	1,546	37,753
Liberty Media Corp.-Liberty Formula One (Class C Stock)*	554	18,925
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	947	37,558
Liberty Property Trust, REIT	43,841	1,885,601
Life Storage, Inc., REIT(a)	18,180	1,619,293
Lincoln National Corp.	3,048	234,300
Live Nation Entertainment, Inc.*	442	18,816
LKQ Corp.*	83,056	3,377,888
Loews Corp.	99,545	4,980,236
Lowe’s Cos., Inc.	62,783	5,835,052
Lululemon Athletica, Inc.*	4,958	389,649
M&T Bank Corp.	28,392	4,854,748
ManpowerGroup, Inc.	590	74,405
Marathon Petroleum Corp.	46,699	3,081,200
Markel Corp.*	52	59,235
Marriott International, Inc. (Class A Stock)	1,788	242,685
Marsh & McLennan Cos., Inc.	14,040	1,142,716
Martin Marietta Materials, Inc.	9,280	2,051,251
Masco Corp.	56,218	2,470,219
Mastercard, Inc. (Class A Stock)	33,247	5,032,266
Match Group, Inc.*(a)	8,048	251,983
Maxim Integrated Products, Inc.	2,193	114,650
McDonald’s Corp.	3,846	661,974
McKesson Corp.	2,300	358,685
Medtronic PLC	6,705	541,429
Merck & Co., Inc.	84,735	4,768,039
MetLife, Inc.	61,102	3,089,317
Mettler-Toledo International, Inc.*	215	133,197
MGM Growth Properties LLC (Class A Stock), REIT(a)	53,710	1,565,647
Microchip Technology, Inc.(a)	29,506	2,592,987
Micron Technology, Inc.*	4,462	183,477
Microsoft Corp.	299,698	25,636,167
Mid-America Apartment Communities, Inc., REIT	20,840	2,095,670
Middleby Corp. (The)*	18,169	2,451,907
Mohawk Industries, Inc.*	28,005	7,726,580
Molson Coors Brewing Co. (Class B Stock)	66,267	5,438,533
Mondelez International, Inc. (Class A Stock)	109,264	4,676,499
Monster Beverage Corp.*	31,309	1,981,547
Morgan Stanley	140,079	7,349,945
MSC Industrial Direct Co., Inc. (Class A Stock)	5,611	542,359
MSCI, Inc.	450	56,943
Murphy USA, Inc.*(a)	16,100	1,293,796
Mylan NV*	4,289	181,468
Nasdaq, Inc.	26,738	2,054,281
National Fuel Gas Co.(a)	8,792	482,769
National Health Investors, Inc., REIT	28,168	2,123,304
National Retail Properties, Inc., REIT	1,140	49,168
Netflix, Inc.*	13,319	2,556,715
Newell Brands, Inc.	31,085	960,527
Newmont Mining Corp.	4,811	180,509
Nexstar Media Group, Inc. (Class A Stock)(a)	23,456	1,834,259

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United States (continued)
NextEra Energy, Inc.	47,895	$7,480,720
NII Holdings, Inc.*	7,349	3,118
NIKE, Inc. (Class B Stock)	69,931	4,374,184
NiSource, Inc.	18,285	469,376
Nordson Corp.	3,791	555,002
Nordstrom, Inc.(a)	36,206	1,715,440
Norfolk Southern Corp.	21,365	3,095,789
Northern Trust Corp.	21,701	2,167,713
Northrop Grumman Corp.	10,371	3,182,963
Norwegian Cruise Line Holdings Ltd.*	36,305	1,933,241
NVIDIA Corp.	40,983	7,930,211
NVR, Inc.*	11	38,590
Oaktree Capital Group LLC, MLP	9,842	414,348
Occidental Petroleum Corp.	85,260	6,280,252
Old Dominion Freight Line, Inc.	26,544	3,491,863
ONEOK, Inc.	6,907	369,179
Oracle Corp.	21,083	996,804
O’Reilly Automotive, Inc.*(a)	21,910	5,270,232
Oshkosh Corp.	31,868	2,896,483
Outfront Media, Inc., REIT	70,813	1,642,862
Owens Corning	433	39,810
PACCAR, Inc.	6,680	474,814
Palo Alto Networks, Inc.*	13,346	1,934,369
Park Hotels & Resorts, Inc., REIT	81,813	2,352,124
Parker-Hannifin Corp.	10,606	2,116,745
Parsley Energy, Inc. (Class A Stock)*	1,999	58,851
Paycom Software, Inc.*(a)	3,826	307,343
PayPal Holdings, Inc.*	59,550	4,384,071
PBF Energy, Inc. (Class A Stock)(a)	47,975	1,700,714
Pebblebrook Hotel Trust, REIT(a)	28,250	1,050,053
Penn Virginia Corp.*	311	12,163
Penn Virginia Corp. NPV*	364	14,211
PepsiCo, Inc.	65,521	7,857,279
Pfizer, Inc.	372,244	13,482,678
Philip Morris International, Inc.	69,733	7,367,292
Phillips 66	22,900	2,316,335
Pinnacle Foods, Inc.	2,370	140,944
Pioneer Natural Resources Co.	30,618	5,292,322
Plains GP Holdings LP (Class A Stock)*	975	21,401
PNC Financial Services Group, Inc. (The)	30,173	4,353,662
Post Holdings, Inc.*	23,444	1,857,468
Premier, Inc. (Class A Stock)*(a)	14,284	416,950
Priceline Group, Inc. (The)*	1,927	3,348,625
Procter & Gamble Co. (The)	38,005	3,491,899
Progressive Corp. (The)	19,578	1,102,633
Prologis, Inc., REIT	118,814	7,664,691
Proofpoint, Inc.*(a)	3,568	316,874
Public Service Enterprise Group, Inc.	1,888	97,232
Public Storage, REIT	34,246	7,157,414
PulteGroup, Inc.	11,800	392,350
PVH Corp.	12,138	1,665,455
QTS Realty Trust, Inc. (Class A Stock), REIT(a)	6,170	334,167
QUALCOMM, Inc.	31,224	1,998,960
Ralph Lauren Corp.(a)	3,767	390,600
Range Resources Corp.	10,600	180,836
Raymond James Financial, Inc.	6,448	575,806
Rayonier, Inc., REIT	67,338	2,129,901
Realty Income Corp., REIT(a)	26,980	1,538,399

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Red Hat, Inc.*	18,846	$2,263,405
Red Rock Resorts, Inc. (Class A Stock)(a)	16,053	541,628
Regal Beloit Corp.	1,043	79,894
Regency Centers Corp., REIT	37,721	2,609,539
Reinsurance Group of America, Inc.	509	79,368
Revance Therapeutics, Inc.*	30,014	1,073,001
Rexford Industrial Realty, Inc., REIT	7,710	224,824
RLJ Lodging Trust, REIT	128,690	2,827,319
Robert Half International, Inc.	1,037	57,595
Rockwell Automation, Inc.	1,095	215,003
Rockwell Collins, Inc.	248	33,634
Ross Stores, Inc.	20,766	1,666,471
Royal Caribbean Cruises Ltd.	4,354	519,345
S&P Global, Inc.	27,715	4,694,921
Sabine Oil & Gas Holdings, Inc.*	35	1,663
Sabre Corp.	1,270	26,035
Sage Therapeutics, Inc.*	6,073	1,000,284
salesforce.com, Inc.*	29,506	3,016,398
SBA Communications Corp., REIT*	3,440	561,958
SEI Investments Co.	538	38,661
Sempra Energy	9,803	1,048,137
ServiceNow, Inc.*	24,955	3,253,882
Sherwin-Williams Co. (The)	1,068	437,923
Shire PLC	45,116	2,337,957
Silgan Holdings, Inc.	16,155	474,795
Simon Property Group, Inc., REIT	39,906	6,853,456
Sirius XM Holdings, Inc.(a)	48,930	262,265
Snap-on, Inc.(a)	7,356	1,282,151
Southwest Airlines Co.	50,779	3,323,486
Spark Therapeutics, Inc.*(a)	19,744	1,015,236
Spectrum Brands Holdings, Inc.	269	30,236
Spirit AeroSystems Holdings, Inc. (Class A Stock)	451	39,350
Splunk, Inc.*(a)	41,049	3,400,499
Square, Inc. (Class A Stock)*(a)	35,618	1,234,876
St. Joe Co. (The)*	10,080	181,944
Stanley Black & Decker, Inc.	56,254	9,545,741
Starbucks Corp.	3,617	207,724
State Street Corp.	9,975	973,660
Sunstone Hotel Investors, Inc., REIT	111,400	1,841,442
SunTrust Banks, Inc.	71,076	4,590,799
SVB Financial Group*	10,475	2,448,740
Synchrony Financial	6,134	236,834
Synopsys, Inc.*	5,227	445,549
T. Rowe Price Group, Inc.(a)	43,227	4,535,809
Take-Two Interactive Software, Inc.*	20,819	2,285,510
Tapestry, Inc.	7,547	333,804
TD Ameritrade Holding Corp.	16,312	834,032
TE Connectivity Ltd.	7,626	724,775
Teladoc, Inc.*(a)	29,864	1,040,760
Teleflex, Inc.	305	75,890
Teradyne, Inc.	11,852	496,243
Tesla, Inc.*(a)	5,877	1,829,804
Texas Instruments, Inc.	96,093	10,035,953
Textron, Inc.	1,719	97,278
TherapeuticsMD, Inc.*(a)	191,446	1,156,334
Thermo Fisher Scientific, Inc.	4,614	876,106
Thor Industries, Inc.	3,582	539,879
Tiffany & Co.	15,227	1,582,847

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Time Warner, Inc.	16,859	$1,542,093
TJX Cos., Inc. (The)	29,171	2,230,415
T-Mobile US, Inc.*	30,989	1,968,111
Toll Brothers, Inc.(a)	28,720	1,379,135
Travelers Cos., Inc. (The)	17,460	2,368,274
TreeHouse Foods, Inc.*(a)	12,400	613,304
Trimble, Inc.*	930	37,795
Twenty-First Century Fox, Inc. (Class A Stock)	117,224	4,047,745
Twenty-First Century Fox, Inc. (Class B Stock)	3,426	116,895
Twitter, Inc.*	1,817	43,626
Tyler Technologies, Inc.*	1,901	336,572
Tyson Foods, Inc. (Class A Stock)	2,522	204,459
U.S. Bancorp	49,249	2,638,761
UGI Corp.	773	36,292
Ulta Beauty, Inc.*	1,340	299,704
Union Pacific Corp.	41,922	5,621,740
United Rentals, Inc.*	639	109,850
United Technologies Corp.	36,196	4,617,523
United Therapeutics Corp.*	362	53,558
UnitedHealth Group, Inc.	89,997	19,840,739
Universal Health Services, Inc. (Class B Stock)	4,048	458,841
Unum Group	34,115	1,872,573
Vail Resorts, Inc.	2,183	463,822
Vantiv, Inc. (Class A Stock)*(a)	56,732	4,172,639
Veeva Systems, Inc. (Class A Stock)*	28,296	1,564,203
VEREIT, Inc., REIT	173,046	1,348,029
VeriSign, Inc.*	825	94,413
Verizon Communications, Inc.	58,881	3,116,571
Vertex Pharmaceuticals, Inc.*	40,631	6,088,962
VF Corp.	2,606	192,844
Visa, Inc. (Class A Stock)(a)	119,371	13,610,682
Vistra Energy Corp.*	12,865	235,687
VMware, Inc. (Class A Stock)*(a)	321	40,228
Vornado Realty Trust, REIT	53,172	4,156,987
Voya Financial, Inc.	33,674	1,665,853
Vulcan Materials Co.	16,135	2,071,250
W.R. Berkley Corp.	3,290	235,729
WABCO Holdings, Inc.*	23,583	3,384,161
Walgreens Boots Alliance, Inc.	69,849	5,072,434
Wal-Mart Stores, Inc.	4,209	415,639
Walt Disney Co. (The)	32,069	3,447,738
Waste Management, Inc.	1,162	100,281
Wayfair, Inc. (Class A Stock)*(a)	23,326	1,872,378
WEC Energy Group, Inc.	21,402	1,421,735
Wells Fargo & Co.	277,624	16,843,448
Westar Energy, Inc.	3,060	161,568
WestRock Co.	83,075	5,251,170
WEX, Inc.*	12,086	1,706,906
Weyerhaeuser Co., REIT	71,934	2,536,392
Williams Cos., Inc. (The)	27,275	831,615
Workday, Inc. (Class A Stock)*(a)	21,711	2,208,877
WP Carey, Inc., REIT	2,423	166,945
Xcel Energy, Inc.	141,096	6,788,129
Xenia Hotels & Resorts, Inc., REIT	29,460	636,041
Yum! Brands, Inc.	2,646	215,940
Zimmer Biomet Holdings, Inc.	25,976	3,134,524

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Zions Bancorporation	4,523	$229,904

		1,185,222,100

Vietnam — 0.0%
Hoa Phat Group JSC*	232,732	479,888

TOTAL COMMON STOCKS (cost $1,530,057,093)		1,880,332,930

PREFERRED STOCKS — 1.2%
Bermuda — 0.0%
XLIT Ltd., Series D,	235	225,013

Brazil — 0.1%
Braskem SA (PRFC A)	3,449	44,575
Cia de Saneamento do Parana (PRFC)	33,440	117,949
Itau Unibanco Holding SA, ADR (PRFC)(a)	278,147	3,615,911
Metalurgica Gerdau SA (PRFC)	199,100	347,529

		4,125,964

China — 0.3%
Mandatory Exchangeable Trust, CVT, 144A, 5.750%	45,301	8,822,823

Germany — 0.1%
Henkel AG & Co. KGaA (PRFC)	18,001	2,377,124
Volkswagen AG (PRFC)	4,178	829,887

		3,207,011

Israel — 0.0%
Teva Pharmaceutical Industries Ltd., CVT, 7.000%	1,563	554,584

Russia — 0.0%
Surgutneftegas OJSC (PRFC)	679,554	331,608

United States — 0.7%
Allergan PLC, CVT, 5.500%	3,223	1,889,484
American Tower Corp., REIT, CVT, 5.500% .	8,626	1,084,720
Anthem, Inc., CVT, 5.250%	23,963	1,341,928
Bank of America Corp., Series L, CVT, 7.250%	2,281	3,008,639
Becton, Dickinson & Co., CVT, 6.125%	48,642	2,816,372
Belden, Inc., CVT, 6.750%	6,877	708,675
Bunge Ltd., CVT, 4.875%	5,880	611,755
Crown Castle International Corp., CVT, 6.875%	1,363	1,541,110
Dominion Energy, Inc., CVT, 6.750%	28,823	1,488,996
DTE Energy Co., CVT, 6.500%	11,621	627,069
Frontier Communications Corp., CVT, 11.125%	9,417	101,892
Goodman Networks, Inc. (PRFC)^	1,772	5,901
Hess Corp., CVT, 8.000%	12,816	741,790
Kinder Morgan, Inc., CVT, 9.750%(a)	21,117	801,601
NextEra Energy, Inc., CVT, 6.123%(a)	33,998	1,910,688
Stanley Black & Decker, Inc., CVT, 5.375%(a)	14,460	1,774,965
Wells Fargo & Co., Series L, CVT, 7.500%	2,786	3,649,632
Welltower, Inc., Series I, REIT, CVT, 6.500%.	12,506	748,734

		24,853,951

TOTAL PREFERRED STOCKS (cost $40,305,502)		42,120,954

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Units	Value
RIGHTS* — 0.0%
Australia — 0.0%
Transurban Group, expiring 01/24/18	1,627	$1,288

Spain — 0.0%
Repsol SA, expiring 01/05/18	25,831	11,746

United States — 0.0%
Media General, Inc., CVR^	58,900	2,886
Vistra Energy Corp., expiring 01/23/27^	14,776	11,082

		13,968

TOTAL RIGHTS (cost $11,839)		27,002

WARRANTS* — 0.0%
United States
Sabine Oil & Gas Holdings, Inc., expiring 12/31/18 (cost $911)	133	911

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES — 2.0%
Automobiles — 0.2%
Credit Acceptance Auto Loan Trust,
Series 2017-2A, Class B, 144A
3.020%	04/15/26	795	787,000
DT Auto Owner Trust,
Series 2016-4A, Class C, 144A
2.740%	10/17/22	750	749,263
Series 2016-4A, Class D, 144A
3.770%	10/17/22	2,240	2,237,755
Exeter Automobile Receivables Trust,
Series 2014-3A, Class B, 144A
2.770%	11/15/19	129	129,331
First Investors Auto Owner Trust,
Series 2015-2A, Class B, 144A
2.750%	09/15/21	1,285	1,287,258
Flagship Credit Auto Trust,
Series 2016-4, Class A1, 144A
1.470%	03/16/20	169	168,499
Hyundai Auto Receivables Trust,
Series 2016-A, Class D
3.230%	12/15/22	2,160	2,177,858

			7,536,964

Consumer Loans — 0.1%
CLUB Credit Trust,
Series 2017-NP1, Class B, 144A
3.170%	04/17/23	750	751,248
LendingClub Issuance Trust,
Series 2016-NP2, Class A, 144A
3.000%	01/17/23	231	231,495
Murray Hill Marketplace Trust,
Series 2016-LC1, Class A, 144A
4.190%	11/25/22	28	28,230
Oportun Funding LLC,
Series 2017-A, Class B, 144A
3.970%(cc)	06/08/23	550	541,975

			1,552,948

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Home Equity Loans — 0.9%
ACE Securities Corp. Home Equity Loan Trust,
Series 2003-NC1, Class M1, 1 Month LIBOR + 1.170%
2.722%(c)	07/25/33	1,110	$1,099,632
Series 2003-OP1, Class M1, 1 Month LIBOR + 1.050%
2.602%(c)	12/25/33	85	84,182
Series 2003-OP1, Class M2, 1 Month LIBOR + 2.250%
3.802%(c)	12/25/33	797	792,167
Series 2004-HE2, Class M2, 1 Month LIBOR + 1.800%
3.352%(c)	10/25/34	272	271,906
Series 2004-HE3, Class M3, 1 Month LIBOR + 1.080%
2.632%(c)	11/25/34	180	181,702
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2003-10, Class M1, 1 Month LIBOR + 1.050%
2.602%(c)	12/25/33	812	801,015
Series 2003-10, Class M2, 1 Month LIBOR + 2.550%
4.102%(c)	12/25/33	776	760,291
Series 2002-2, Class M3, 1 Month LIBOR + 2.655%
4.207%(c)	08/25/32	540	535,133
Series 2003-9, Class M2, 1 Month LIBOR + 2.850%
4.179%(c)	09/25/33	406	391,119
Series 2003-12, Class M2, 1 Month LIBOR + 2.550%
4.102%(c)	01/25/34	343	347,097
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-W7, Class M2, 1 Month LIBOR + 2.625%
4.177%(c)	03/25/34	281	279,809
Series 2003-W9, Class M3B, 1 Month LIBOR + 3.120%
4.672%(c)	01/25/34	397	391,545
Series 2004-W1, Class AF
4.305%(cc)	03/25/34	657	666,356
Series 2004-W6, Class M4, 1 Month LIBOR + 2.850%
4.402%(c)	05/25/34	164	164,559
Series 2004-W7, Class M9, 1 Month LIBOR + 4.800%, 144A
5.627%(c)	05/25/34	498	427,555
Asset-Backed Funding Certificates Trust,
Series 2004-OPT2, Class M2, 1 Month LIBOR + 1.500%
3.052%(c)	07/25/33	334	321,365
Series 2004-OPT5, Class M2, 1 Month LIBOR + 2.175%
3.727%(c)	12/25/33	239	232,419
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE7, Class M4, 1 Month LIBOR + 2.025%
3.353%(c)	10/25/34	273	273,928
Bayview Financial Acquisition Trust,
Series 2004-C, Class M3, 1 Month LIBOR + 1.950%
3.514%(c)	05/28/44	737	747,907
Series 2006-D, Class 1A5
5.668%	12/28/36	794	804,967
Bear Stearns Asset-Backed Securities Trust,
Series 2003-2, Class B, 1 Month LIBOR + 5.250%
6.802%(c)	03/25/43	39	38,461
Series 2004-1, Class M1, 1 Month LIBOR + 0.975%
2.527%(c)	06/25/34	576	574,100
Series 2004-2, Class M1, 1 Month LIBOR + 1.200%
2.528%(c)	08/25/34	523	505,558
Series 2004-FR1, Class M4, 1 Month LIBOR + 2.175%
3.727%(c)	07/25/34	519	458,897
Series 2004-FR3, Class M2, 1 Month LIBOR + 1.755%
3.307%(c)	09/25/34	823	825,471

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
Centex Home Equity Loan Trust,
Series 2004-A, Class M1, 1 Month LIBOR + 0.600%
2.152%(c)	01/25/34	1,223	$1,211,343
Series 2004-B, Class M2, 1 Month LIBOR + 0.750%
2.302%(c)	03/25/34	737	727,675
Chase Funding Loan Acquisition Trust,
Series 2004-AQ1, Class M1, 1 Month LIBOR + 1.095%
2.647%(c)	05/25/34	414	394,085
Series 2004-OPT1, Class M2, 1 Month LIBOR + 1.500%
3.052%(c)	06/25/34	764	757,525
CHEC Loan Trust,
Series 2004-2, Class M3, 1 Month LIBOR + 1.250%
2.802%(c)	04/25/34	221	210,573
Countrywide Partnership Trust,
Series 2004-EC1, Class M2, 1 Month LIBOR + 0.945%
2.497%(c)	01/25/35	629	627,476
Home Equity Asset Trust,
Series 2002-1, Class M2, 1 Month LIBOR + 1.900%
3.452%(c)	11/25/32	1,088	1,034,769
Series 2004-3, Class M1, 1 Month LIBOR + 0.855%
2.407%(c)	08/25/34	458	453,363
Series 2004-6, Class M2, 1 Month LIBOR + 0.900%
2.452%(c)	12/25/34	181	177,956
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2004-B, Class M3, 1 Month LIBOR + 1.200%
2.752%(c)	11/25/34	1,163	1,152,785
Series 2004-C, Class M2, 1 Month LIBOR + 0.900%
2.452%(c)	03/25/35	349	345,814
MASTR Asset-Backed Securities Trust,
Series 2003-NC1, Class M5, 1 Month LIBOR + 6.000%
5.131%(c)	04/25/33	87	78,440
Series 2004-OPT2, Class M1, 1 Month LIBOR + 0.900%
2.452%(c)	09/25/34	215	211,532
Series 2005-NC1, Class M2, 1 Month LIBOR + 0.750%
2.302%(c)	12/25/34	617	622,196
Merrill Lynch Mortgage Investors Trust,
Series 2003-OPT1, Class M1, 1 Month LIBOR + 0.975%
2.527%(c)	07/25/34	165	161,885
Series 2004-HE1, Class M2, 1 Month LIBOR + 2.250%
3.802%(c)	04/25/35	1,419	1,397,035
Series 2005-NC1, Class M2, 1 Month LIBOR + 1.080%
2.632%(c)	10/25/35	546	535,882
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-HE1, Class M1, 1 Month LIBOR + 0.855%
2.407%(c)	01/25/34	345	341,467
Series 2004-HE6, Class M2, 1 Month LIBOR + 0.900%
2.452%(c)	08/25/34	184	183,702
Series 2004-NC2, Class M2, 1 Month LIBOR + 1.800%
3.352%(c)	12/25/33	181	169,211
Series 2004-OP1, Class M3, 1 Month LIBOR + 1.020%
2.572%(c)	11/25/34	101	100,498
Series 2005-HE1, Class M3, 1 Month LIBOR + 0.780%
2.332%(c)	12/25/34	310	286,550
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-AM3, Class M1, 1 Month LIBOR + 1.425%
2.977%(c)	02/25/33	164	164,071
Series 2002-NC5, Class M1, 1 Month LIBOR + 1.410%
2.962%(c)	10/25/32	207	206,180
New Century Home Equity Loan Trust,
Series 2003-4, Class M2, 1 Month LIBOR + 2.730%

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
4.282%(c)	10/25/33	1,039	$1,020,592
Series 2003-6, Class M1, 1 Month LIBOR + 1.080%
2.632%(c)	01/25/34	621	634,767
Series 2003-B, Class M2, 1 Month LIBOR + 2.475%
4.027%(c)	11/25/33	305	306,519
Series 2004-4, Class M1, 1 Month LIBOR + 0.765%
2.317%(c)	02/25/35	640	634,728
NovaStar Mortgage Funding Trust,
Series 2003-2, Class M2, 1 Month LIBOR + 2.775%
4.327%(c)	09/25/33	383	379,902
Option One Mortgage Acceptance Corp., Asset-Backed Certificates,
Series 2003-4, Class M1, 1 Month LIBOR + 1.020%
2.572%(c)	07/25/33	1,205	1,186,861
Option One Mortgage Loan Trust,
Series 2004-2, Class M2, 1 Month LIBOR + 1.575%
3.127%(c)	05/25/34	564	543,777
Renaissance Home Equity Loan Trust,
Series 2003-2, Class A, 1 Month LIBOR + 0.880%
2.208%(c)	08/25/33	1,069	1,043,093
Series 2003-2, Class M2A, 1 Month LIBOR + 3.000%
4.328%(c)	08/25/33	294	270,864
Series 2003-3, Class M1, 1 Month LIBOR + 0.730%
2.282%(c)	12/25/33	915	893,079
Saxon Asset Securities Trust,
Series 2000-2, Class MF2
8.053%(cc)	07/25/30	89	75,090
Series 2003-2, Class M2, 1 Month LIBOR + 2.625%
3.953%(c)	06/25/33	225	213,084
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2004-2, Class M2, 1 Month LIBOR + 0.975%
2.527%(c)	10/25/34	1,225	1,193,957
Series 2004-2, Class M8A, 1 Month LIBOR + 4.500%, 144A
6.052%(c)	10/25/34	734	712,947

			32,638,414

Manufactured Housing — 0.0%
Mid-State Capital Trust,
Series 2010-1, Class M, 144A
5.250%	12/15/45	322	337,621

			337,621

Other — 0.0%
American Tower Trust,
Series 13, Class 1A, REIT, 144A
1.551%	03/15/43	225	224,695
Progress Residential Trust, Series 2015-SFR2, Class B, 144A
3.138%	06/12/32	670	669,207
Westgate Resorts LLC, Series 2014-1A, Class A, 144A
2.150%	12/20/26	564	560,999

			1,454,901

Residential Mortgage-Backed Securities — 0.8%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2004-R1, Class M2, 1 Month LIBOR + 0.870%
2.422%(c)	02/25/34	1,108	1,071,665
Series 2004-R1, Class M6, 1 Month LIBOR + 2.070%
3.622%(c)	02/25/34	41	40,908

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Bear Stearns Asset-Backed Securities Trust,
Series 2003-SD2, Class 3A
4.525%(cc)	06/25/43	364	$359,811
Chase Funding Trust,
Series 2003-6, Class 2M1, 1 Month LIBOR + 0.750%
2.302%(c)	11/25/34	967	929,829
Countrywide Asset-Backed Certificates,
Series 2005-12, Class M2, 1 Month LIBOR + 0.490%
2.042%(c)	02/25/36	1,250	1,248,538
Countrywide Asset-Backed Certificates Trust,
Series 2003-5, Class MF2
5.251%(cc)	11/25/33	592	590,227
Series 2003-BC6, Class M2, 1 Month LIBOR + 1.725%
3.277%(c)	10/25/33	185	182,226
Series 2004-5, Class M3, 1 Month LIBOR + 1.725%
3.277%(c)	07/25/34	360	358,447
Series 2004-6, Class M2, 1 Month LIBOR + 0.975%
2.527%(c)	10/25/34	514	508,520
Series 2004-BC1, Class M1, 1 Month LIBOR + 0.750%
2.302%(c)	02/25/34	1,636	1,631,652
Series 2004-BC1, Class M3, 1 Month LIBOR + 2.100%
3.652%(c)	10/25/33	25	22,513
Series 2004-ECC2, Class M5, 1 Month LIBOR + 1.875%
3.427%(c)	10/25/34	495	469,006
Series 2004-SD2, Class M1, 1 Month LIBOR + 0.620%, 144A
2.172%(c)	06/25/33	384	380,495
Credit-Based Asset Servicing & Securitization LLC,
Series 2003-CB5, Class M2, 1 Month LIBOR + 2.475%
3.803%(c)	11/25/33	226	217,789
Series 2004-CB6, Class M3, 1 Month LIBOR + 2.100%
3.428%(c)	07/25/35	550	536,474
Equity One Mortgage Pass-Through Trust,
Series 2003-4, Class M1
5.869%(cc)	10/25/34	739	735,207
Series 2004-1, Class M2
5.615%(cc)	04/25/34	1,576	1,539,372
Series 2004-2, Class M1
5.692%(cc)	07/25/34	122	124,687
Fremont Home Loan Trust,
Series 2003-B, Class M2, 1 Month LIBOR + 2.430%
3.982%(c)	12/25/33	56	54,304
Series 2004-2, Class M2, 1 Month LIBOR + 0.930%
2.482%(c)	07/25/34	349	351,385
GMAT Trust,
Series 2013-1A, Class A, 144A
6.967%	11/25/43	49	48,700
GSAMP Trust,
Series 2003-HE1, Class M1, 1 Month LIBOR + 1.245%
2.746%(c)	06/20/33	375	378,961
Series 2003-SEA, Class A1, 1 Month LIBOR + 0.400%
1.952%(c)	02/25/33	397	390,789
Series 2004-NC2, Class M1, 1 Month LIBOR + 1.050%
2.602%(c)	10/25/34	398	387,967
Series 2007-SEA1, Class A, 1 Month LIBOR + 0.300%, 144A
1.852%(c)	12/25/36	406	391,341
Long Beach Mortgage Loan Trust,

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2001-2, Class M1, 1 Month LIBOR + 0.840%
2.168%(c)	07/25/31	1,019	$1,017,931
Series 2003-4, Class M2, 1 Month LIBOR + 2.625%
4.177%(c)	08/25/33	96	97,409
Series 2004-5, Class A5, 1 Month LIBOR + 0.560%
2.112%(c)	09/25/34	467	469,919
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-NC5, Class M1, 1 Month LIBOR + 0.900%
2.452%(c)	05/25/34	662	657,803
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WCH1, Class M4, 1 Month LIBOR + 1.245%
2.797%(c)	01/25/36	500	510,313
Pretium Mortgage Credit Partners I LLC,
Series 2017-NPL5, Class A1, 144A
3.327%(cc)	12/30/32	1,650	1,645,955
RAMP Trust,
Series 2003-RS10, Class MII1, 1 Month LIBOR + 0.975%
2.527%(c)	11/25/33	340	329,323
Series 2005-RS6, Class M4, 1 Month LIBOR + 0.975%
2.527%(c)	06/25/35	1,500	1,500,772
Series 2006-RZ2, Class A3, 1 Month LIBOR + 0.270%
1.822%(c)	05/25/36	889	875,463
Saxon Asset Securities Trust,
Series 2004-2, Class AF3
4.472%(cc)	08/25/35	306	311,288
Series 2004-2, Class MV2, 1 Month LIBOR + 1.800%
3.128%(c)	08/25/35	1,054	1,055,427
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC4, Class M1, 1 Month LIBOR + 0.900%
2.452%(c)	11/25/34	675	647,522
Stanwich Mortgage Loan Co. LLC,
Series 2017-NPA1, Class A1, 144A
3.598%	03/16/22	657	657,287
Structured Asset Investment Loan Trust,
Series 2003-BC3, Class M1, 1 Month LIBOR + 1.425%
2.977%(c)	04/25/33	196	195,286
Series 2003-BC6, Class M1, 1 Month LIBOR + 1.125%
2.677%(c)	07/25/33	829	827,979
Series 2003-BC11, Class M2, 1 Month LIBOR + 2.550%
4.102%(c)	10/25/33	321	324,000
Series 2004-6, Class M2, 1 Month LIBOR + 1.950%
3.502%(c)	07/25/34	57	57,180
Series 2004-8, Class M2, 1 Month LIBOR + 0.930%
2.482%(c)	09/25/34	675	675,324
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC6, Class A4, 1 Month LIBOR + 0.170%
1.722%(c)	01/25/37	1,231	1,193,579

			26,000,573

TOTAL ASSET-BACKED SECURITIES (cost $66,455,497)			69,521,421

BANK LOANS — 0.1%
Avaya, Inc.,
Tranche B-3 Loan^
— %(p)	03/21/18	17	12,917
Tranche B-6 Loan^
— %(p)	03/31/18	36	28,195
Tranche B-7 Loan^

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
— %(p)	05/29/20	78	$60,350
Avaya, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.750%
6.227%(c)	11/08/24	100	98,292
California Resources Corp.,
Term Loan
—%(p)	11/10/22	100	100,250
Term Loan (08/16), 1 Month LIBOR + 10.375%^
11.876%(c)	12/31/22	555	607,725
Chesapeake Energy Corp.,
Class A Loan, 3 Month LIBOR + 7.500%
8.954%(c)	08/23/21	352	373,824
Cincinnati Bell, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 3.750%
5.111%(c)	10/02/24	72	72,771
Clear Channel Communications,
Tranche D Term Loan, 3 Month LIBOR + 6.750%
8.443%(c)	01/30/19	79	59,526
Tranche E Term Loan, 3 Month LIBOR + 7.500%
9.193%(c)	07/30/19	132	98,821
Concordia Healthcare Corp.,
Dollar Term Loan, 1 Month LIBOR + 4.250%
5.819%(c)	10/21/21	79	65,426
Consolidated Communications, Inc.,
2016 Initial Term Loan, 1 Month LIBOR + 3.000%
4.570%(c)	10/05/23	64	62,693
First Data Corp.,
2024A New Dollar Term Loan, 1 Month LIBOR + 2.250%
3.802%(c)	04/26/24	745	744,911
Genesys Telecom Holdings U.S., Inc.,
Tranche B-2 Dollar Term Loan, 3 Month LIBOR + 3.750%
5.443%(c)	12/01/23	27	27,163
Greeneden U.S. Holdings II LLC,
Tranche B-2 Dollar Term Loan, 3 Month LIBOR + 3.750%
5.443%(c)	12/01/23	12	11,641
Infor (US), Inc.,
Tranche B-6 Term Loan, 3 Month LIBOR + 2.750%
4.443%(c)	02/01/22	112	112,220
MacDonald, Dettwiler & Associates. Ltd.,
Initial Term B Loan, 3 Month LIBOR + 2.750%
4.100%(c)	10/04/24	35	35,153
MEG Energy Corp.,
Initial Term Loan, 3 Month LIBOR + 7.000%
5.200%(c)	12/31/23	43	43,496
Moran Foods LLC,
Initial Term Loan, 1 Month LIBOR + 6.000%^
7.569%(c)	12/05/23	213	170,141
MTL Publishing LLC,
Term Loan
— %(p)	08/20/23	18	17,907
PetSmart, Inc.,
Tranche B-2 Loan, 1 Month LIBOR + 3.000%
4.570%(c)	03/11/22	50	39,695
Quest Software US Holdings, Inc.,
First Lien Refinancing Term Loan, 3 Month LIBOR + 27.500%
6.919%(c)	10/31/22	59	60,256
Rite Aid Corp.,
Tranche 1 Term Loan (Second Lien), 1 Month LIBOR + 4.750%
6.240%(c)	08/21/20	30	30,038

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Securus Technologies Holdings, Inc.,
First Lien Initial Term Loan, 2 Month LIBOR + 4.500%
6.124%(c)	11/01/24	130	$131,138
SolarWinds Holdings, Inc.,
2017 Refinancing Term Loan, 1 Month LIBOR + 3.500%
5.069%(c)	02/03/23	99	98,764
Supervalu, Inc.,
Delayed Draw Term Loan, 1 Month LIBOR + 3.500%
5.069%(c)	06/08/24	32	30,590
Initial Term Loan, 1 Month LIBOR + 3.500%
5.069%(c)	06/08/24	53	50,983
Tribune Media Company,
Term B Loan, 1 Month LIBOR + 3.000%
4.569%(c)	12/27/20	39	38,984
Ultra Resources, Inc.,
Senior Secured Term Loan, 3 Month LIBOR + 9.000%
4.413%(c)	04/12/24	50	49,891
Vertiv Group Corp.,
Term B Loan, 1 Month LIBOR + 4.000%
5.350%(c)	11/30/23	63	63,454
Viskase Companies, Inc.,
Initial Term Loan, 3 Month LIBOR + 6.500%
4.943%(c)	02/01/21	96	93,007
Vistra Operations Co. LLC,
Initial Term C Loan, 1 Month LIBOR + 2.625%
4.001%(c)	08/04/23	20	20,090
Initial Term Loan, 1-3 Month LIBOR + 2.583%
3.955%(c)	08/04/23	89	89,832
3.955%(c)	08/04/23	23	23,535

TOTAL BANK LOANS (cost $3,708,900)			3,623,679

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
BB-UBS Trust,
Series 2012-SHOW, Class A, 144A
3.430%	11/05/36	700	709,489
Series 2012-TFT, Class A, 144A
2.892%	06/05/30	198	194,724
Bear Stearns Commercial Mortgage Securities Trust,
Series 2007-PW17, Class AJ
5.703%(cc)	06/11/50	48	47,826
Commercial Mortgage Trust,
Series 2006-GG7, Class AM
5.767%(cc)	07/10/38	355	357,416
FHLMC Multifamily Structured Pass-Through Certificates,
Series K708, Class X1, IO
1.460%(cc)	01/25/19	11,120	129,838
FREMF Mortgage Trust,
Series 2013-K713, Class B, 144A
3.165%(cc)	04/25/46	500	502,732
Series 2015-K45, Class C, 144A
3.591%(cc)	04/25/48	1,355	1,298,815
GS Mortgage Securities Trust,
Series 2011-GC5, Class D, 144A
5.398%(cc)	08/10/44	1,300	1,273,072
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class A4
3.494%	01/15/48	1,475	1,519,512

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2007-LDPX, Class AM
5.464%(cc)	01/15/49		459	$459,824
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class AJ
5.452%(cc)	09/15/39		1,540	1,223,762
Morgan Stanley Re-REMIC Trust,
Series 2012-IO, Class AXA, 144A
1.000%	03/27/51		74	72,825
Series 2012-XA, Class B, 144A
0.250%	07/27/49		644	628,327
UBS Commercial Mortgage Trust,
Series 2012-C1, Class D, 144A
5.545%(cc)	05/10/45		1,100	1,102,528
VNDO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30		505	509,663
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C31, Class C
5.966%(cc)	04/15/47		500	511,875
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class D, 144A
4.272%(cc)	03/15/45		765	726,586

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $11,499,873)				11,268,814

CONVERTIBLE BONDS — 3.3%
Austria — 0.0%
BUWOG AG,
Sr. Unsec’d. Notes,
0.000%(ss)	09/09/21	EUR	100	136,932

Belgium — 0.0%
Bekaert SA,
Sr. Unsec’d. Notes,
0.000%(ss)	06/09/21	EUR	500	606,648
Sagerpar SA,
Gtd. Notes,
0.375%	10/09/18	EUR	500	660,815

				1,267,463

China — 0.2%
Baosteel Hong Kong Investment Co. Ltd.,
Sr. Unsec’d. Notes,
0.000%(ss)	12/01/18		1,420	1,524,725
China Railway Construction Corp. Ltd.,
Sr. Unsec’d. Notes,
0.000%(ss)	01/29/21		750	795,825
CRRC Corp. Ltd.,
Sr. Unsec’d. Notes,
0.000%(ss)	02/05/21		750	808,913
Ctrip.com International Ltd.,
Sr. Unsec’d. Notes,
1.000%	07/01/20		703	740,786
1.250%	09/15/22		986	1,006,953
Semiconductor Manufacturing International Corp.,
Sr. Unsec’d. Notes,
0.000%(ss)	07/07/22		250	365,625

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CONVERTIBLE BONDS (continued)
China (continued)
Weibo Corp.,
Sr. Unsec’d. Notes,
1.250%	11/15/22		2,781	$3,053,886

				8,296,713

Cyprus — 0.1%
Volcan Holdings PLC,
Sr. Sec’d. Notes,
4.125%	04/11/20	GBP	2,000	3,226,852

France — 0.2%
Airbus SE,
Sr. Unsec’d. Notes, MTN,
0.000%(ss)	06/14/21	EUR	600	816,196
0.000%(ss)	07/01/22	EUR	800	1,085,323
Cie Generale des Etablissements Michelin,
Sr. Unsec’d. Notes,
0.000%(ss)	01/10/22		800	857,999
Fonciere Des Regions,
Sr. Unsec’d. Notes, REIT,
0.875%	04/01/19	EUR	339	426,697
LVMH Moet Hennessy Louis Vuitton SE,
Sr. Unsec’d. Notes,
0.000%(ss)	02/16/21		150	458,503
Safran SA,
Sr. Unsec’d. Notes,
0.000%(ss)	12/31/20	EUR	624	760,552
Wendel SA,
Sr. Unsec’d. Notes,
0.000%(ss)	07/31/19	EUR	934	623,064

				5,028,334

Germany — 0.3%
Bayer AG,
Sr. Unsec’d. Notes,
0.050%	06/15/20	EUR	1,100	1,600,295
Bayer Capital Corp. BV,
Gtd. Notes,
5.625%	11/22/19	EUR	2,200	2,966,479
Deutsche Wohnen SE,
Sr. Unsec’d. Notes,
0.325%	07/26/24	EUR	1,200	1,510,957
LEG Immobilien AG,
Sr. Unsec’d. Notes,
0.500%	07/01/21	EUR	200	427,145
MTU Aero Engines AG,
Sr. Unsec’d. Notes,
0.125%	05/17/23	EUR	500	805,397
RAG-Stiftung,
Sr. Unsec’d. Notes, MTN,
0.000%(ss)	02/18/21	EUR	1,000	1,322,831
Siemens Financieringsmaatschappij NV,
Gtd. Notes,
1.650%	08/16/19		1,250	1,489,375

				10,122,479

Hong Kong — 0.1%
ASM Pacific Technology Ltd.,
Sr. Unsec’d. Notes,
2.000%	03/28/19	HKD	6,000	935,958

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CONVERTIBLE BONDS (continued)
Hong Kong (continued)
China Overseas Finance Investment Cayman V Ltd.,
Gtd. Notes,
0.000%(ss)	01/05/23		1,400	$1,471,749

				2,407,707

Hungary — 0.0%
Magyar Nemzeti Vagyonkezelo Zrt,
Gov’t. Gtd. Notes,
3.375%	04/02/19	EUR	600	853,091

Italy — 0.0%
Prysmian SpA,
Sr. Unsec’d. Notes,
0.000%(ss)	01/17/22	EUR	400	512,982

Japan — 0.4%
ANA Holdings, Inc.,
Sr. Unsec’d. Notes,
0.000%(ss)	09/16/22	JPY	160,000	1,524,739
Daio Paper Corp.,
Sr. Unsec’d. Notes,
0.000%(ss)	09/17/20	JPY	40,000	382,516
Ezaki Glico Co. Ltd.,
Sr. Unsec’d. Notes,
0.000%(ss)	01/30/24	JPY	60,000	559,796
Kansai Paint Co. Ltd.,
Sr. Unsec’d. Notes,
0.000%(ss)	06/17/22	JPY	80,000	785,445
Kyushu Electric Power Co., Inc.,
Sr. Sec’d. Notes,
0.000%(ss)	03/31/22	JPY	80,000	724,207
Mitsubishi Chemical Holdings Corp.,
Sr. Unsec’d. Notes,
0.000%(ss)	03/30/22	JPY	90,000	894,409
0.000%(ss)	03/29/24	JPY	80,000	816,508
SBI Holdings, Inc.,
Sr. Unsec’d. Notes,
0.000%(ss)	09/14/22	JPY	60,000	752,163
Sony Corp.,
Sr. Unsec’d. Notes,
0.000%(ss)	09/30/22	JPY	149,000	1,626,536
Suzuki Motor Corp.,
Sr. Unsec’d. Notes,
0.000%(ss)	03/31/21	JPY	120,000	1,688,041
Terumo Corp.,
Sr. Unsec’d. Notes,
0.000%(ss)	12/04/19	JPY	40,000	489,461
0.000%(ss)	12/06/21	JPY	30,000	373,086
Toray Industries, Inc.,
Sr. Unsec’d. Notes,
0.000%(ss)	08/30/19	JPY	30,000	324,162
0.000%(ss)	08/31/21	JPY	30,000	351,786
Yamada Denki Co. Ltd.,
Sr. Unsec’d. Notes,
0.000%(ss)	06/28/19	JPY	50,000	524,406
Yamaguchi Financial Group, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + (0.500)%
1.175%(c)	03/26/20		600	625,949

				12,443,210

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CONVERTIBLE BONDS (continued)
Mexico — 0.0%
America Movil BV,
Gtd. Notes,
5.500%	09/17/18		EUR	500	$532,432

Netherlands — 0.0%
Salzgitter Finance BV,
Gtd. Notes,
0.000%(ss)	06/05/22		EUR	400	559,728

Norway — 0.0%
Telenor East Holding II A/S,
Gtd. Notes, MTN,
0.250%	09/20/19			1,000	1,067,499

Singapore — 0.1%
CapitaLand Ltd.,
Sr. Unsec’d. Notes,
1.850%	06/19/20		SGD	1,000	730,121
1.950%	10/17/23		SGD	2,000	1,506,598

					2,236,719

South Africa — 0.0%
Brait SE,
Sr. Unsec’d. Notes,
2.750%	09/18/20		GBP	500	590,642

Sweden — 0.0%
Industrivarden AB,
Sr. Unsec’d. Notes,
0.000%(ss)	05/15/19		SEK	4,000	520,096

Switzerland — 0.1%
STMicroelectronics NV,
Sr. Unsec’d. Notes,
0.000%(ss)	07/03/22			1,200	1,472,999

Taiwan — 0.0%
Zhen Ding Technology Holding Ltd.,
Sr. Unsec’d. Notes,
0.000%(ss)	06/26/19			700	706,125

United Arab Emirates — 0.1%
Aabar Investments PJSC,
Sr. Unsec’d. Notes, MTN,
0.500%	03/27/20		EUR	1,400	1,522,406
DP World Ltd.,
Sr. Unsec’d. Notes,
1.750%	06/19/24			1,400	1,472,799

					2,995,205

United Kingdom — 0.1%
BP Capital Markets PLC,
Gtd. Notes,
1.000%	04/28/23	(a)	GBP	600	998,677
J Sainsbury PLC,
Sr. Unsec’d. Notes,
1.250%	11/21/19		GBP	500	683,511
TechnipFMC PLC,
Sr. Unsec’d. Notes,
0.875%	01/25/21	(a)	EUR	800	1,150,211
Vodafone Group PLC,
Sub. Notes,
2.000%	02/25/19		GBP	400	656,847

					3,489,246

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CONVERTIBLE BONDS (continued)
United States — 1.6%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes,
2.125%	09/01/26		404	$606,758
Anthem, Inc.,
Sr. Unsec’d. Notes,
2.750%	10/15/42		148	455,193
CenterPoint Energy, Inc.,
Sub. Notes,
3.399%	09/15/29		804	543,411
Chesapeake Energy Corp.,
Gtd. Notes,
5.500%	09/15/26		866	788,601
Citrix Systems, Inc.,
Sr. Unsec’d. Notes,
0.500%	04/15/19	(a)	1,511	1,953,912
Denbury Resources, Inc.,
Gtd. Notes,
3.500%	03/31/24		40	41,225
DISH Network Corp.,
Sr. Unsec’d. Notes,
3.375%	08/15/26		1,200	1,305,750
Sr. Unsec’d. Notes,
2.375%	03/15/24		2,375	2,281,484
Dycom Industries, Inc.,
Sr. Unsec’d. Notes,
0.750%	09/15/21		461	601,029
Ensco Jersey Finance Ltd.,
Gtd. Notes,
3.000%	01/31/24		1,119	993,113
Extra Space Storage LP,
Gtd. Notes, REIT,
3.125%	10/01/35	(a)	582	651,840
Finisar Corp.,
Sr. Unsec’d. Notes,
0.500%	12/15/33		904	910,780
IAC FinanceCo, Inc.,
Gtd. Notes,
0.875%	10/01/22	(a)	1,921	2,029,056
Illumina, Inc.,
Sr. Unsec’d. Notes,
0.000%(ss)	06/15/19	(a)	1,125	1,220,625
0.500%	06/15/21	(a)	550	650,031
Intel Corp.,
Jr. Sub. Notes,
3.250%	08/01/39		1,450	3,220,813
Ionis Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes,
1.000%	11/15/21		618	652,376
Jazz Investments I Ltd.,
Gtd. Notes,
1.875%	08/15/21	(a)	772	773,448
Liberty Expedia Holdings, Inc.,
Sr. Unsec’d. Notes,
1.000%	06/30/47	(a)	981	981,000
Liberty Interactive LLC,
Sr. Unsec’d. Notes,
3.750%	02/15/30		16	11,102
4.000%	11/15/29		23	15,985
Sr. Unsec’d. Notes,

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CONVERTIBLE BONDS (continued)
United States (continued)
1.750%	09/30/46		682	$787,284
Liberty Media Corp.,
Sr. Unsec’d. Notes,
1.375%	10/15/23		487	560,391
Microchip Technology, Inc.,
Sr. Sub. Notes,
1.625%	02/15/27		3,652	4,279,688
Micron Technology, Inc.,
Sr. Unsec’d. Notes,
3.000%	11/15/43		615	886,753
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes,
1.125%	01/15/20		221	422,110
Neurocrine Biosciences, Inc.,
Sr. Unsec’d. Notes,
2.250%	05/15/24		360	459,675
Novellus Systems, Inc.,
Gtd. Notes,
2.625%	05/15/41	(a)	378	2,079,945
NuVasive, Inc.,
Sr. Unsec’d. Notes,
2.250%	03/15/21		668	783,230
ON Semiconductor Corp.,
Gtd. Notes,
1.625%	10/15/23	(a)	1,697	2,090,492
Palo Alto Networks, Inc.,
Sr. Unsec’d. Notes,
0.000%(ss)	07/01/19	(a)	537	734,012
Priceline Group, Inc. (The),
Sr. Unsec’d. Notes,
0.350%	06/15/20		1,790	2,467,963
0.900%	09/15/21	(a)	490	572,994
Red Hat, Inc.,
Sr. Unsec’d. Notes,
0.250%	10/01/19		649	1,067,605
salesforce.com, Inc.,
Sr. Unsec’d. Notes,
0.250%	04/01/18	(a)	510	780,938
ServiceNow, Inc.,
Sr. Unsec’d. Notes,
0.000%(ss)	06/01/22	(a)	1,685	1,928,272
Silicon Laboratories, Inc.,
Sr. Unsec’d. Notes,
1.375%	03/01/22	(a)	843	969,977
SolarCity Corp.,
Sr. Unsec’d. Notes,
1.625%	11/01/19		775	719,297
SunPower Corp.,
Sr. Unsec’d. Notes,
0.875%	06/01/21		368	284,740
Synaptics, Inc.,
Sr. Unsec’d. Notes,
0.500%	06/15/22		838	773,055
Tesla, Inc.,
Sr. Unsec’d. Notes,
0.250%	03/01/19		1,934	2,041,579
Twitter, Inc.,
Sr. Unsec’d. Notes,
1.000%	09/15/21		1,277	1,190,004

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CONVERTIBLE BONDS (continued)
United States (continued)
Veeco Instruments, Inc.,
Sr. Unsec’d. Notes,
2.700%	01/15/23	800	$694,500
VeriSign, Inc.,
Jr. Sub. Notes,
4.702%	08/15/37	793	2,647,629
Viavi Solutions, Inc.,
Sr. Unsec’d. Notes,
0.625%	08/15/33	619	636,023
Sr. Unsec’d. Notes,
1.000%	03/01/24	596	587,433
Wayfair, Inc.,
Sr. Unsec’d. Notes,
0.375%	09/01/22	1,087	1,134,556
Weatherford International Ltd.,
Gtd. Notes,
5.875%	07/01/21	1,422	1,541,093
Workday, Inc.,
Sr. Unsec’d. Notes,
0.250%	10/01/22	1,560	1,542,450
Yahoo!, Inc.,
Sr. Unsec’d. Notes,
0.000%(ss)	12/01/18	999	1,343,815

			56,695,035

TOTAL CONVERTIBLE BONDS (cost $105,393,617)			115,161,489

CORPORATE BONDS — 11.5%
Argentina — 0.0%
Pampa Energia SA,
Sr. Unsec’d. Notes
7.375%	07/21/23	322	350,979
YPF SA,
Sr. Unsec’d. Notes
8.500%	03/23/21	198	223,937
8.750%	04/04/24	400	459,399

			1,034,315

Australia — 0.1%
APT Pipelines Ltd.,
Gtd. Notes, 144A
4.200%	03/23/25	250	259,629
Australia & New Zealand Banking Group Ltd.,
Jr. Sub. Notes, 144A
6.750%	12/29/49	235	267,313
BHP Billiton Finance USA Ltd.,
Gtd. Notes
4.125%	02/24/42	95	102,294
5.000%	09/30/43	69	84,597
6.420%	03/01/26	75	91,731
Boral Finance Pty Ltd.,
Gtd. Notes, 144A
3.000%	11/01/22	85	84,256
Brambles USA, Inc.,
Gtd. Notes, 144A
5.350%	04/01/20	200	210,447

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Australia (continued)
FMG Resources August 2006 Pty Ltd.,
Gtd. Notes, 144A
4.750%	05/15/22	63	$63,788
5.125%	05/15/24	69	69,863
Sr. Sec’d. Notes, 144A
9.750%	03/01/22	255	282,158
GAIF Bond Issuer Pty Ltd.,
Gtd. Notes, 144A
3.400%	09/30/26	250	245,054
Goodman US Finance Three LLC,
Gtd. Notes, REIT, 144A
3.700%	03/15/28	155	153,807
Macquarie Bank Ltd.,
Sr. Unsec’d. Notes, MTN, 144A
2.600%	06/24/19	40	40,108
Macquarie Group Ltd.,
Sr. Unsec’d. Notes, 144A
3.189%	11/28/23	140	139,026
3.763%	11/28/28	170	168,972
6.000%	01/14/20	200	213,076
6.250%	01/14/21	300	328,816
National Australia Bank Ltd.,
Sr. Unsec’d. Notes
3.375%	01/14/26	250	253,761
Newcrest Finance Pty Ltd.,
Gtd. Notes, 144A
5.750%	11/15/41	43	49,191
Scentre Group Trust 1/Scentre Group Trust 2,
Gtd. Notes, REIT, 144A
3.500%	02/12/25	180	180,971
Westpac Banking Corp.,
Covered Bonds, 144A
1.375%	05/30/18	400	399,301
Sr. Unsec’d. Notes
2.150%	03/06/20	310	308,619
2.500%	06/28/22	130	129,188
2.600%	11/23/20	160	160,650
2.750%	01/11/23	60	59,878
Sub. Notes, GMTN
4.322%	11/23/31	120	123,637

			4,470,131

Azerbaijan — 0.0%
State Oil Co. of the Azerbaijan Republic,
Sr. Unsec’d. Notes
6.950%	03/18/30	700	775,221

Belgium — 0.1%
Anheuser-Busch InBev Finance, Inc.,
Gtd. Notes
1.900%	02/01/19	180	179,627
3.650%	02/01/26	2,710	2,796,659
4.700%	02/01/36	480	536,712
4.900%	02/01/46	145	168,053
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
4.439%	10/06/48	115	125,279

			3,806,330

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Bermuda — 0.0%
XLIT Ltd.,
Gtd. Notes
6.375%	11/15/24	135	$157,263

Brazil — 0.1%
Caixa Economica Federal,
Sr. Unsec’d. Notes, MTN
4.500%	10/03/18	500	505,535
Cemig Geracao e Transmissao SA,
Gtd. Notes, 144A
9.250%	12/05/24	200	215,500
GTL Trade Finance, Inc./Gerdau Holdings, Inc.,
Gtd. Notes
5.893%	04/29/24	150	160,875
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.875%	07/15/24	311	300,504
7.250%	06/01/21	311	316,054
Petrobras Global Finance BV,
Gtd. Notes
8.375%	05/23/21	550	627,275
8.750%	05/23/26	350	418,250
Vale Canada Ltd.,
Sr. Unsec’d. Notes
7.200%	09/15/32	120	136,200
Vale Overseas Ltd.,
Gtd. Notes
6.250%	08/10/26	173	200,421
6.875%	11/21/36	180	220,500
Votorantim Cimentos SA,
Gtd. Notes
7.250%	04/05/41	200	216,249

			3,317,363

Canada — 0.4%
1011778 BC ULC/New Red Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.250%	05/15/24	252	251,370
Agrium, Inc.,
Sr. Unsec’d. Notes
4.125%	03/15/35	350	361,581
Air Canada 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates, 144A
4.125%	11/15/26	63	66,439
Air Canada 2017-1 Class A Pass-Through Trust,
Pass-Through Certificates, 144A
3.550%	07/15/31	45	45,086
Air Canada 2017-1 Class AA Pass-Through Trust,
Pass-Through Certificates, 144A
3.300%	07/15/31	75	74,625
Air Canada 2017-1 Class B Pass-Through Trust,
Pass-Through Certificates, 144A
3.700%	07/15/27	20	19,999
ATS Automation Tooling Systems, Inc.,
Gtd. Notes, 144A
6.500%	06/15/23	69	72,278
Bank of Montreal,
Sr. Unsec’d. Notes, MTN
2.350%	09/11/22	420	413,148

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Canada (continued)
Bank of Nova Scotia (The),
Sr. Unsec’d. Notes
2.450%	03/22/21		195	$195,126
2.450%	09/19/22		425	419,964
Barrick North America Finance LLC,
Gtd. Notes
4.400%	05/30/21		47	49,750
Baytex Energy Corp.,
Gtd. Notes, 144A
5.125%	06/01/21		11	10,478
5.625%	06/01/24		23	21,419
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	10/15/22		114	112,005
6.125%	01/15/23		186	182,280
7.500%	12/01/24		74	75,110
7.500%	03/15/25		539	543,204
8.750%	12/01/21		195	214,013
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes
6.450%	06/30/33		150	183,442
Canadian Pacific Railway Co.,
Sr. Unsec’d. Notes
6.125%	09/15/2115		40	53,406
7.125%	10/15/31		285	389,956
Cascades, Inc.,
Gtd. Notes, 144A
5.750%	07/15/23		49	50,593
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes
3.800%	09/15/23		125	126,249
4.250%	04/15/27	(a)	197	196,526
5.250%	06/15/37		41	42,226
6.750%	11/15/39		37	44,307
Concordia International Corp.,
Sr. Sec’d. Notes, 144A
9.000%	04/01/22	(a)	134	114,570
Sr. Unsec’d. Notes, 144A
7.000%	04/15/23		169	15,210
Cott Holdings, Inc.,
Gtd. Notes, 144A
5.500%	04/01/25		115	118,163
Emera US Finance LP,
Gtd. Notes
4.750%	06/15/46		105	114,957
Enbridge, Inc.,
Sr. Unsec’d. Notes
3.700%	07/15/27		75	75,316
Sub. Notes
5.500%	07/15/77		203	201,731
Encana Corp.,
Sr. Unsec’d. Notes
6.500%	08/15/34		50	61,786
7.200%	11/01/31		100	128,389
7.375%	11/01/31		100	128,854
8.125%	09/15/30		50	67,318
Fortis, Inc.,
Sr. Unsec’d. Notes
3.055%	10/04/26		200	193,109

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Canada (continued)
Gateway Casinos & Entertainment Ltd.,
Sec’d. Notes, 144A
8.250%	03/01/24		55	$58,850
GW Honos Security Corp.,
Sr. Unsec’d. Notes, 144A
8.750%	05/15/25		505	542,875
Hudbay Minerals, Inc.,
Gtd. Notes, 144A
7.250%	01/15/23		95	100,700
Hydro-Quebec,
Gov’t. Gtd. Notes
8.400%	01/15/22		150	179,527
9.400%	02/01/21		50	59,383
Jupiter Resources, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	10/01/22		59	36,580
Kronos Acquisition Holdings, Inc.,
Gtd. Notes, 144A
9.000%	08/15/23		131	122,485
Manulife Financial Corp.,
Sub. Notes
4.061%	02/24/32		355	357,678
Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	10/01/25		120	126,900
6.875%	12/15/23		75	79,313
MEG Energy Corp.,
Gtd. Notes, 144A
6.375%	01/30/23		549	466,650
7.000%	03/31/24		65	54,844
Sec’d. Notes, 144A
6.500%	01/15/25	(a)	415	409,813
NOVA Chemicals Corp.,
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		75	74,813
5.000%	05/01/25		118	117,705
5.250%	06/01/27		313	312,218
Ontario Teachers’ Cadillac Fairview Properties Trust,
Sr. Unsec’d. Notes, 144A
3.125%	03/20/22		200	202,667
Open Text Corp.,
Gtd. Notes, 144A
5.625%	01/15/23		90	93,713
5.875%	06/01/26		70	75,425
Precision Drilling Corp.,
Gtd. Notes
5.250%	11/15/24		57	53,723
6.500%	12/15/21		42	42,788
7.750%	12/15/23		120	126,000
Gtd. Notes, 144A
7.125%	01/15/26		51	52,020
Quebecor Media, Inc.,
Sr. Unsec’d. Notes
5.750%	01/15/23		1,047	1,109,820
Rogers Communications, Inc.,
Gtd. Notes
8.750%	05/01/32		240	340,973

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Canada (continued)
Royal Bank of Canada,
Sub. Notes, GMTN
4.650%	01/27/26	150	$161,644
Seven Generations Energy Ltd.,
Gtd. Notes, 144A
5.375%	09/30/25	120	121,200
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
5.950%	12/01/34	250	314,309
6.500%	06/15/38	75	101,326
Teck Resources Ltd.,
Gtd. Notes
4.750%	01/15/22	41	42,796
6.000%	08/15/40	245	272,563
Gtd. Notes, 144A
8.500%	06/01/24	38	42,940
Sr. Unsec’d. Notes
6.125%	10/01/35	85	95,200
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
3.950%	09/30/21	405	419,209
Toronto-Dominion Bank (The),
Sr. Unsec’d. Notes, MTN
2.250%	11/05/19	200	200,121
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
3.750%	10/16/23	150	156,726
4.625%	03/01/34	70	78,160
6.200%	10/15/37	100	131,965
7.125%	01/15/19	100	104,884
7.250%	08/15/38	125	182,439
Transcanada Trust,
Gtd. Notes
5.300%	03/15/77	155	159,844
5.625%	05/20/75	29	30,523
Trinidad Drilling Ltd.,
Gtd. Notes, 144A
6.625%	02/15/25	61	57,950
Videotron Ltd.,
Gtd. Notes, 144A
5.375%	06/15/24	268	288,770
Sr. Unsec’d. Notes, 144A
5.125%	04/15/27	37	38,665

			13,632,680

Chile — 0.0%
Corp Nacional del Cobre de Chile,
Sr. Unsec’d. Notes
4.500%	09/16/25	200	214,110
Empresa Nacional del Petroleo,
Sr. Unsec’d. Notes
3.750%	08/05/26	200	198,689
VTR Finance BV,
Sr. Sec’d. Notes
6.875%	01/15/24	200	210,999

			623,798

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
China — 0.1%
CNOOC Finance 2015 Australia Pty Ltd.,
Gtd. Notes
2.625%	05/05/20	200	$199,501
CNOOC Finance Ltd.,
Gtd. Notes
3.000%	05/09/23	254	251,168
Franshion Development Ltd.,
Gtd. Notes
6.750%	04/15/21	200	219,251
Sinopec Group Overseas Development 2013 Ltd.,
Gtd. Notes, 144A
4.375%	10/17/23	249	264,184
State Grid Overseas Investment 2013 Ltd.,
Gtd. Notes, 144A
1.750%	05/22/18	200	199,557

			1,133,661

Colombia — 0.0%
Ecopetrol SA,
Sr. Unsec’d. Notes
5.375%	06/26/26	408	440,518
5.875%	09/18/23	340	375,700

			816,218

Denmark — 0.0%
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A
2.200%	03/02/20	315	313,700

Ecuador — 0.0%
Petroamazonas EP,
Gov’t. Gtd. Notes
4.625%	02/16/20	200	195,499
Gov’t. Gtd. Notes, 144A
4.625%	11/06/20	200	194,999

			390,498

Finland — 0.0%
Nokia OYJ,
Sr. Unsec’d. Notes
3.375%	06/12/22	35	34,783
4.375%	06/12/27	35	34,598
5.375%	05/15/19	17	17,553
6.625%	05/15/39	50	55,250

			142,184

France — 0.1%
BNP Paribas SA,
Sr. Unsec’d. Notes, MTN, 144A
3.800%	01/10/24	200	206,925
BPCE SA,
Sr. Unsec’d. Notes
2.650%	02/03/21	350	350,987
Sub. Notes, 144A
5.150%	07/21/24	200	216,861
Sub. Notes, MTN, 144A
4.625%	07/11/24	200	210,290
Credit Agricole SA,
Jr. Sub. Notes, 144A
8.125%	12/29/49	200	239,842

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
France (continued)
Sr. Unsec’d. Notes, MTN, 144A
3.250%	10/04/24	500	$496,636
Electricite de France SA,
Sr. Unsec’d. Notes, 144A
4.875%	01/22/44	80	88,619
SFR Group SA,
Sr. Sec’d. Notes, 144A
6.000%	05/15/22	600	607,500
6.250%	05/15/24	400	401,000
7.375%	05/01/26	300	307,875
Societe Generale SA,
Jr. Sub. Notes, 144A
7.375%	09/13/21	400	433,520
Total Capital International SA,
Gtd. Notes
2.700%	01/25/23	100	100,573
3.700%	01/15/24	120	126,525

			3,787,153

Germany — 0.1%
Daimler Finance North America LLC,
Gtd. Notes
8.500%	01/18/31	170	256,813
Gtd. Notes, 144A
2.300%	01/06/20	150	149,662
2.450%	05/18/20	150	149,887
Deutsche Bank AG,
Sr. Unsec’d. Notes
4.250%	10/14/21	360	374,531
Sr. Unsec’d. Notes, GMTN
3.125%	01/13/21	69	69,406
Sub. Notes
4.500%	04/01/25	200	202,969
Fresenius Medical Care US Finance, Inc.,
Gtd. Notes, 144A
5.750%	02/15/21	2	2,164
Schaeffler Finance BV,
Sr. Sec’d. Notes, 144A
4.750%	05/15/23	250	255,000
Siemens Financieringsmaatschappij NV,
Gtd. Notes, 144A
2.000%	09/15/23	250	239,630
Unitymedia GmbH,
Sec’d. Notes, 144A
6.125%	01/15/25	200	211,000

			1,911,062

Hong Kong — 0.0%
Hutchison Whampoa International 12 II Ltd.,
Gtd. Notes, 144A
3.250%	11/08/22	200	202,166
Shimao Property Holdings Ltd.,
Gtd. Notes
8.375%	02/10/22	200	216,262

			418,428

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
India — 0.0%
IDBI Bank Ltd./DIFC Dubai,
Sr. Unsec’d. Notes, EMTN
3.750%	01/25/19	200	$200,956
Vedanta Resources PLC,
Sr. Unsec’d. Notes
6.375%	07/30/22	300	313,139

			514,095

Indonesia — 0.1%
Minejesa Capital BV,
Sr. Sec’d. Notes, 144A
4.625%	08/10/30	400	409,072
Pertamina Persero PT,
Sr. Unsec’d. Notes
6.500%	05/27/41	200	240,501
Sr. Unsec’d. Notes, MTN
6.450%	05/30/44	400	478,990
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes, MTN
4.125%	05/15/27	200	200,348

			1,328,911

Ireland — 0.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes, 144A
7.250%	05/15/24	550	598,813
Park Aerospace Holdings Ltd.,
Gtd. Notes, 144A
4.500%	03/15/23	130	124,150
5.250%	08/15/22	62	61,613
5.500%	02/15/24	105	104,213

			888,789

Israel — 0.0%
Teva Pharmaceutical Finance Co. BV,
Gtd. Notes
2.950%	12/18/22	100	89,515
3.650%	11/10/21	77	73,250
Teva Pharmaceutical Finance Netherlands III BV,
Gtd. Notes
3.150%	10/01/26	150	123,847
4.100%	10/01/46	155	118,033

			404,645

Italy — 0.1%
Enel Finance International NV,
Gtd. Notes, 144A
3.500%	04/06/28	235	229,860
Intesa Sanpaolo SpA,
Sr. Unsec’d. Notes, 144A
3.875%	07/14/27	200	199,906
Telecom Italia Capital SA,
Gtd. Notes
6.000%	09/30/34	87	97,658
6.375%	11/15/33	124	144,150
7.200%	07/18/36	44	54,670
7.721%	06/04/38	20	25,800

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Italy (continued)
Wind Tre SpA,
Sr. Sec’d. Notes, 144A
5.000%	01/20/26		400	$376,208

				1,128,252

Japan — 0.0%
Bank of Tokyo-Mitsubishi UFJ Ltd. (The),
Sr. Unsec’d. Notes, 144A
4.100%	09/09/23		200	211,020
Beam Suntory, Inc.,
Gtd. Notes
3.250%	05/15/22		100	101,558
Sumitomo Mitsui Financial Group, Inc.,
Sr. Unsec’d. Notes
2.778%	10/18/22		195	193,640

				506,218

Kazakhstan — 0.1%
Kazakhstan Temir Zholy Finance BV,
Gtd. Notes
6.950%	07/10/42		200	234,054
Kazakhstan Temir Zholy National Co. JSC,
Gtd. Notes, 144A
4.850%	11/17/27		200	208,447
KazMunayGas National Co. JSC,
Sr. Unsec’d. Notes
4.750%	04/19/27		400	421,159
7.000%	05/05/20		700	758,099
Sr. Unsec’d. Notes, MTN
9.125%	07/02/18		100	103,065

				1,724,824

Luxembourg — 0.2%
Altice Financing SA,
Sr. Sec’d. Notes, 144A
6.625%	02/15/23		700	732,969
Altice SA,
Gtd. Notes, 144A
7.750%	05/15/22	(a)	1,075	1,058,875
ArcelorMittal,
Sr. Unsec’d. Notes
6.000%	03/01/21		14	15,119
6.125%	06/01/25		241	277,451
6.750%	02/25/22		95	105,688
7.250%	03/01/41		18	22,769
7.500%	10/15/39		30	38,399
INEOS Group Holdings SA,
Gtd. Notes, 144A
5.625%	08/01/24	(a)	775	807,938
Intelsat Jackson Holdings SA,
Gtd. Notes
5.500%	08/01/23		299	244,433
7.250%	10/15/20		1,065	1,001,100
7.500%	04/01/21		300	273,000
Gtd. Notes, 144A
9.750%	07/15/25		80	77,000
Sr. Sec’d. Notes, 144A
8.000%	02/15/24		613	645,183

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Luxembourg (continued)
SES SA,
Gtd. Notes, 144A
3.600%	04/04/23	100	$100,210

			5,400,134

Mexico — 0.2%
America Movil SAB de CV,
Gtd. Notes
6.125%	03/30/40	100	127,071
Banco Nacional de Comercio Exterior SNC,
Sr. Unsec’d. Notes
4.375%	10/14/25	200	207,999
Sub. Notes
3.800%	08/11/26	200	199,999
Cemex SAB de CV,
Sr. Sec’d. Notes, 144A
6.125%	05/05/25	925	986,975
Coca-Cola Femsa SAB de CV,
Gtd. Notes
3.875%	11/26/23	150	156,907
Mexico City Airport Trust,
Sr. Sec’d. Notes, 144A
5.500%	07/31/47	750	740,625
Petroleos Mexicanos,
Gtd. Notes
5.375%	03/13/22	967	1,025,020
5.500%	01/21/21	850	901,850
6.500%	03/13/27	550	601,150
6.625%	06/15/35	200	213,668
Gtd. Notes, 3 Month LIBOR + 3.650%, 144A
5.186%(c)	03/11/22	200	219,599
Gtd. Notes, MTN
6.750%	09/21/47	206	215,033
Gtd. Notes, MTN, 144A
6.750%	09/21/47	560	584,556

			6,180,452

Morocco — 0.0%
OCP SA,
Sr. Unsec’d. Notes
6.875%	04/25/44	200	229,372

Netherlands — 0.2%
ABN AMRO Bank NV,
Sr. Unsec’d. Notes, 144A
2.100%	01/18/19	610	609,203
Sub. Notes, 144A
4.750%	07/28/25	500	530,749
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
3.500%	01/15/25	235	232,942
3.950%	02/01/22	180	185,516
Cooperatieve Rabobank UA,
Gtd. Notes
3.750%	07/21/26	250	253,259
4.625%	12/01/23	250	267,988
Gtd. Notes, MTN
3.875%	02/08/22	375	393,894

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Netherlands (continued)
ING Bank NV,
Sub. Notes, 144A
5.800%	09/25/23	400	$448,894
NXP BV/NXP Funding LLC,
Gtd. Notes, 144A
5.750%	03/15/23	900	929,250
Shell International Finance BV,
Gtd. Notes
2.375%	08/21/22	150	148,927
3.400%	08/12/23	175	181,707
3.750%	09/12/46	103	105,052
4.000%	05/10/46	75	79,879
4.125%	05/11/35	85	92,723
4.300%	09/22/19	150	155,385
UPCB Finance IV Ltd.,
Sr. Sec’d. Notes, 144A
5.375%	01/15/25	895	901,176
Ziggo Secured Finance BV,
Sr. Sec’d. Notes, 144A
5.500%	01/15/27	245	243,163

			5,759,707

Norway — 0.0%
Statoil ASA,
Gtd. Notes
1.150%	05/15/18	168	167,593
2.450%	01/17/23	155	154,079
3.150%	01/23/22	46	47,047
6.700%	01/15/18	20	20,031
7.250%	09/23/27	160	211,226

			599,976

Peru — 0.0%
Cia Minera Milpo SAA,
Sr. Unsec’d. Notes
4.625%	03/28/23	260	267,149
Fondo MIVIVIENDA SA,
Sr. Unsec’d. Notes
3.500%	01/31/23	200	200,779
Petroleos del Peru SA,
Sr. Unsec’d. Notes, 144A
4.750%	06/19/32	200	202,250
5.625%	06/19/47	200	210,000

			880,178

Portugal — 0.0%
EDP Finance BV,
Sr. Unsec’d. Notes, 144A
3.625%	07/15/24	200	201,425

Russia — 0.1%
GTLK Europe DAC,
Gtd. Notes
5.125%	05/31/24	400	405,549
Sberbank of Russia Via SB Capital SA,
Sr. Unsec’d. Notes
6.125%	02/07/22	200	218,031
Vnesheconombank Via VEB Finance PLC,
Sr. Unsec’d. Notes
5.942%	11/21/23	200	217,307

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Russia (continued)
6.025%	07/05/22	500	$542,385

			1,383,272

South Africa — 0.0%
Eskom Holdings SOC Ltd.,
Sr. Unsec’d. Notes
7.125%	02/11/25	400	408,563
Transnet SOC Ltd.,
Sr. Unsec’d. Notes
4.000%	07/26/22	200	195,742

			604,305

South Korea — 0.0%
MagnaChip Semiconductor Corp.,
Sr. Unsec’d. Notes
6.625%	07/15/21	250	242,500

Spain — 0.0%
Banco Bilbao Vizcaya Argentaria SA,
Jr. Sub. Notes
6.125%	11/16/27	200	206,250
Telefonica Emisiones SAU,
Gtd. Notes
3.192%	04/27/18	151	151,536
4.103%	03/08/27	410	423,896
7.045%	06/20/36	160	214,659

			996,341

Sri Lanka — 0.0%
National Savings Bank,
Sr. Unsec’d. Notes
8.875%	09/18/18	200	206,399

Sweden — 0.0%
Skandinaviska Enskilda Banken AB,
Sr. Unsec’d. Notes, MTN, 144A
2.450%	05/27/20	300	300,186
Stadshypotek AB,
Covered Bonds, 144A
1.875%	10/02/19	309	306,883

			607,069

Switzerland — 0.1%
Credit Suisse AG,
Sr. Unsec’d. Notes, MTN
5.300%	08/13/19	100	104,723
Credit Suisse Group AG,
Jr. Sub. Notes, 144A
6.250%	12/29/49	200	216,750
Sr. Unsec’d. Notes, 144A
4.282%	01/09/28	500	521,300
Credit Suisse Group Funding Guernsey Ltd.,
Gtd. Notes
3.750%	03/26/25	300	306,116
3.800%	06/09/23	400	412,518
Glencore Funding LLC,
Gtd. Notes, 144A
4.000%	03/27/27	60	60,241
4.625%	04/29/24	160	168,928

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Switzerland (continued)
Roche Holdings, Inc.,
Gtd. Notes, 144A
2.375%	01/28/27	200	$190,293
Swiss Re Treasury US Corp.,
Gtd. Notes, 144A
4.250%	12/06/42	75	77,987
UBS Group Funding Switzerland AG,
Gtd. Notes, 144A
2.859%	08/15/23	480	474,512
3.491%	05/23/23	205	208,262

			2,741,630

Trinidad & Tobago — 0.0%
Petroleum Co. of Trinidad & Tobago Ltd.,
Sr. Unsec’d. Notes
9.750%	08/14/19	200	212,999

Tunisia — 0.0%
Banque Centrale de Tunisie International Bond,
Sr. Unsec’d. Notes
5.750%	01/30/25	600	598,087

Ukraine — 0.0%
State Savings Bank of Ukraine Via SSB #1 PLC,
Sr. Unsec’d. Notes
9.375%	03/10/23	200	213,515
9.625%	03/20/25	200	214,771

			428,286

United Arab Emirates — 0.0%
DAE Funding LLC,
Gtd. Notes, 144A
4.500%	08/01/22	67	65,828
5.000%	08/01/24	73	72,088
Shelf Drilling Holdings Ltd.,
Sec’d. Notes, 144A
9.500%	11/02/20	239	243,207

			381,123

United Kingdom — 0.4%
Anglo American Capital PLC,
Gtd. Notes, 144A
3.625%	09/11/24	200	199,042
Ashtead Capital, Inc.,
Sec’d. Notes, 144A
5.625%	10/01/24	200	211,999
BAE Systems Holdings, Inc.,
Gtd. Notes, 144A
3.800%	10/07/24	250	260,076
Barclays PLC,
Jr. Sub. Notes
8.250%	12/29/49	200	209,650
Sr. Unsec’d. Notes
3.650%	03/16/25	350	349,376
3.684%	01/10/23	350	355,172
4.337%	01/10/28	260	269,091
4.375%	01/12/26	200	208,044
BAT Capital Corp.,
Gtd. Notes, 144A
3.557%	08/15/27	130	130,169
4.390%	08/15/37	125	131,263

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United Kingdom (continued)
BAT International Finance PLC,
Gtd. Notes, 144A
2.750%	06/15/20	300	$301,467
BP Capital Markets PLC,
Gtd. Notes
3.017%	01/16/27	175	173,435
3.224%	04/14/24	220	225,419
3.279%	09/19/27	800	809,833
3.588%	04/14/27	100	103,487
3.814%	02/10/24	350	367,942
British Telecommunications PLC,
Sr. Unsec’d. Notes
9.125%	12/15/30	50	74,703
Eni USA, Inc.,
Gtd. Notes
7.300%	11/15/27	110	137,646
Fiat Chrysler Automobiles NV,
Sr. Unsec’d. Notes
5.250%	04/15/23	400	418,760
HSBC Bank PLC,
Sr. Unsec’d. Notes, 144A
4.750%	01/19/21	255	271,132
HSBC Holdings PLC,
Jr. Sub. Notes
6.375%	03/30/25	200	215,000
Sr. Unsec’d. Notes
3.262%	03/13/23	705	714,814
3.600%	05/25/23	440	452,697
3.900%	05/25/26	700	725,998
4.000%	03/30/22	250	261,142
4.041%	03/13/28	400	416,856
Sub. Notes
4.250%	08/18/25	300	311,108
Jaguar Land Rover Automotive PLC,
Sr. Unsec’d. Notes, 144A
4.500%	10/01/27	200	197,000
Lloyds Banking Group PLC,
Sr. Unsec’d. Notes
3.574%	11/07/28	200	198,119
Sub. Notes
4.582%	12/10/25	500	524,276
New England Power Co.,
Sr. Unsec’d. Notes, 144A
3.800%	12/05/47	85	86,901
Noble Holding International Ltd.,
Gtd. Notes
5.250%	03/15/42	18	11,475
6.200%	08/01/40	65	44,363
Reckitt Benckiser Treasury Services PLC,
Gtd. Notes, 144A
2.375%	06/24/22	270	264,705
Reynolds American, Inc.,
Gtd. Notes
4.450%	06/12/25	195	207,918
5.700%	08/15/35	130	154,958
7.000%	08/04/41	120	162,382
Royal Bank of Scotland Group PLC,
Jr. Sub. Notes
8.625%	12/29/49	200	225,250

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United Kingdom (continued)
Sub. Notes
6.000%	12/19/23	221	$243,414
6.125%	12/15/22	495	542,561
Santander UK Group Holdings PLC,
Sr. Unsec’d. Notes, MTN
3.125%	01/08/21	250	252,352
Sub. Notes, MTN, 144A
4.750%	09/15/25	300	314,516
Standard Chartered PLC,
Sub. Notes, 144A
5.200%	01/26/24	300	322,316
TI Group Automotive Systems LLC,
Gtd. Notes, 144A
8.750%	07/15/23	215	230,588
Unilever Capital Corp.,
Gtd. Notes
2.000%	07/28/26	100	92,286
Virgin Media Finance PLC,
Gtd. Notes, 144A
6.375%	04/15/23	230	237,188
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes, 144A
5.500%	01/15/25	450	461,250
Vodafone Group PLC,
Sr. Unsec’d. Notes
1.500%	02/19/18	100	99,925
2.950%	02/19/23	150	150,615
6.150%	02/27/37	175	219,502

			13,549,181

United States — 9.0%
21st Century Fox America, Inc.,
Gtd. Notes
3.700%	10/15/25	125	130,446
4.750%	09/15/44	45	51,476
4.950%	10/15/45	60	70,617
6.150%	02/15/41	50	66,377
6.900%	03/01/19	100	105,253
9.500%	07/15/24	200	272,802
Abbott Laboratories,
Sr. Unsec’d. Notes
4.750%	11/30/36	130	146,068
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.000%	11/06/18	179	178,925
2.850%	05/14/23	200	199,562
3.200%	05/14/26	90	89,734
4.300%	05/14/36	105	112,510
4.500%	05/14/35	495	543,679
Acadia Healthcare Co., Inc.,
Gtd. Notes
6.500%	03/01/24	40	41,599
ACCO Brands Corp.,
Gtd. Notes, 144A
5.250%	12/15/24	250	256,876
ACE Cash Express, Inc.,
Sr. Sec’d. Notes, 144A
12.000%	12/15/22	110	113,849

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
ACI Worldwide, Inc.,
Gtd. Notes, 144A
6.375%	08/15/20		205	$208,588
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26		350	359,625
ADT Corp. (The),
Sr. Sec’d. Notes
3.500%	07/15/22		195	192,075
4.125%	06/15/23		403	402,999
Advance Auto Parts, Inc.,
Gtd. Notes
4.500%	12/01/23		400	420,549
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
7.000%	07/01/24		32	33,159
AECOM,
Gtd. Notes
5.875%	10/15/24		632	684,582
AES Corp.,
Sr. Unsec’d. Notes
4.875%	05/15/23		290	295,438
Ahern Rentals, Inc.,
Sec’d. Notes, 144A
7.375%	05/15/23		183	172,019
AIG SunAmerica Global Financing X,
Sr. Sec’d. Notes, 144A
6.900%	03/15/32		150	200,058
Air Lease Corp.,
Sr. Unsec’d. Notes
3.875%	04/01/21		65	67,325
Air Medical Group Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/15/23	(a)	335	321,599
Aircastle Ltd.,
Sr. Unsec’d. Notes
5.125%	03/15/21		150	157,688
Airxcel, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	02/15/22		54	57,239
AK Steel Corp.,
Gtd. Notes
7.000%	03/15/27		95	96,663
Sr. Sec’d. Notes
7.500%	07/15/23		61	66,033
Alabama Power Co.,
Sr. Unsec’d. Notes
3.550%	12/01/23		92	94,991
3.850%	12/01/42		70	72,279
5.600%	03/15/33		150	178,737
6.000%	03/01/39		95	124,667
Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25		111	100,121
6.625%	06/15/24	(a)	836	792,109
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
6.750%	09/30/24		200	217,999

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Aleris International, Inc.,
Sr. Sec’d. Notes, 144A
9.500%	04/01/21		95	$100,225
Allergan Funding SCS,
Gtd. Notes
3.800%	03/15/25		375	381,768
4.550%	03/15/35		404	427,499
Allergan, Inc.,
Sr. Unsec’d. Notes
2.800%	03/15/23		187	184,978
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.375%	08/01/22		48	48,359
Gtd. Notes, MTN, 144A
5.875%	11/01/21		90	92,249
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	10/01/27		159	159,994
Allstate Corp. (The),
Sr. Unsec’d. Notes
3.150%	06/15/23		142	144,017
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31		95	123,500
Sr. Unsec’d. Notes
4.125%	03/30/20		320	326,399
4.125%	02/13/22		1,470	1,502,781
4.625%	05/19/22		325	337,999
4.625%	03/30/25		70	73,499
Sub. Notes
5.750%	11/20/25		400	435,999
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes
7.875%	12/15/24		90	98,663
Altice US Finance I Corp.,
Sr. Sec’d. Notes, 144A
5.375%	07/15/23		200	204,499
5.500%	05/15/26		100	101,875
Altria Group, Inc.,
Gtd. Notes
3.875%	09/16/46		160	158,770
Amazon.com, Inc.,
Sr. Unsec’d. Notes
4.800%	12/05/34		250	293,432
Sr. Unsec’d. Notes, 144A
2.800%	08/22/24		190	189,422
3.150%	08/22/27		125	125,188
3.875%	08/22/37		575	610,132
4.050%	08/22/47		90	96,995
AMC Entertainment Holdings, Inc.,
Gtd. Notes
5.750%	06/15/25	(a)	450	444,938
5.875%	02/15/22		66	66,989
5.875%	11/15/26		30	29,549
6.125%	05/15/27		51	50,618
AMC Networks, Inc.,
Gtd. Notes
4.750%	08/01/25		63	62,449
5.000%	04/01/24		505	511,313

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Ameren Illinois Co.,
First Mortgage
3.700%	12/01/47		130	$133,019
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	01/15/27		120	123,701
American Airlines 2013-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	07/15/24		209	222,807
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28		123	122,881
American Airlines 2016-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.650%	12/15/29		190	192,302
American Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.200%	12/15/29		190	189,044
American Airlines 2017-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.650%	08/15/30		300	306,539
American Airlines 2017-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.350%	04/15/31		140	141,145
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	03/15/21	(a)	150	153,749
6.625%	10/15/22		63	65,363
Gtd. Notes,
144A 6.250%	04/01/25	(a)	723	760,958
6.500%	04/01/27	(a)	254	268,923
American Express Co.,
Sr. Unsec’d. Notes
2.650%	12/02/22		300	297,913
3.000%	10/30/24		425	424,295
American Greetings Corp.,
Sr. Unsec’d. Notes, 144A
7.875%	02/15/25		59	63,719
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25		250	257,756
3.875%	01/15/35		295	296,113
3.900%	04/01/26		90	93,331
4.125%	02/15/24		165	174,340
American Tower Corp.,
Sr. Unsec’d. Notes, REIT
3.125%	01/15/27		275	264,755
3.500%	01/31/23		240	245,400
5.900%	11/01/21		100	110,613
American Tower Trust,
Pass-Through Certificates, REIT, 144A
3.070%	03/15/48		100	101,122
American Water Capital Corp.,
Sr. Unsec’d. Notes
4.300%	12/01/42		47	51,851
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.500%	05/20/25		320	323,199
5.750%	05/20/27		128	129,279

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
5.875%	08/20/26		22	$22,659
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
4.000%	10/15/23		280	297,972
Amgen, Inc.,
Sr. Unsec’d. Notes
2.650%	05/11/22		100	99,731
3.625%	05/15/22	(a)	475	491,768
4.400%	05/01/45		110	119,684
4.563%	06/15/48		430	479,455
Amkor Technology, Inc.,
Sr. Unsec’d. Notes
6.375%	10/01/22		285	294,119
6.625%	06/01/21		500	505,339
AMN Healthcare, Inc.,
Gtd. Notes, 144A
5.125%	10/01/24		57	58,709
Anadarko Holding Co.,
Sr. Unsec’d. Notes
7.150%	05/15/28		350	420,251
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24		425	423,241
5.550%	03/15/26	(a)	90	100,979
8.700%	03/15/19		100	107,218
Analog Devices, Inc.,
Sr. Unsec’d. Notes
2.875%	06/01/23		100	99,796
3.500%	12/05/26		125	126,497
4.500%	12/05/36		100	107,800
Andeavor Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
6.250%	10/15/22		94	99,731
6.375%	05/01/24		195	211,575
Anixter, Inc.,
Gtd. Notes
5.500%	03/01/23		315	339,113
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes
5.375%	09/15/24		145	149,349
Antero Resources Corp.,
Gtd. Notes
5.125%	12/01/22		352	359,039
5.375%	11/01/21		57	58,425
5.625%	06/01/23		310	322,399
Anthem, Inc.,
Sr. Unsec’d. Notes
3.300%	01/15/23		140	142,053
3.650%	12/01/27		155	157,996
5.100%	01/15/44		40	46,685
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22		365	367,757
5.100%	09/01/40		145	154,481
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.700%	08/15/37		125	169,457

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Apple, Inc.,
Sr. Unsec’d. Notes
2.300%	05/11/22		700	$695,105
2.400%	05/03/23		100	98,971
2.750%	01/13/25		220	218,086
2.850%	05/11/24		425	426,904
2.900%	09/12/27		75	74,112
3.200%	05/11/27		380	384,826
3.250%	02/23/26		290	295,964
3.850%	05/04/43		600	623,375
4.500%	02/23/36		600	687,775
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes
6.000%	10/01/22		32	32,000
Arconic, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24	(a)	433	462,155
5.900%	02/01/27		145	162,863
Arizona Public Service Co.,
Sr. Unsec’d. Notes
4.500%	04/01/42		75	84,626
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.000%	03/01/18		26	26,033
3.875%	01/12/28		135	134,595
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	08/14/24		155	155,796
3.400%	05/15/25		550	540,733
3.900%	08/14/27		335	337,238
4.350%	06/15/45		535	493,591
4.450%	04/01/24		450	476,015
4.500%	05/15/35		195	193,843
4.500%	03/09/48		95	89,013
4.900%	08/14/37		1,500	1,518,892
5.250%	03/01/37		230	243,253
5.500%	02/01/18		55	55,158
5.800%	02/15/19		55	57,075
6.350%	03/15/40		170	200,965
6.375%	03/01/41		170	200,531
Sr. Unsec’d. Notes, 144A
4.300%	02/15/30		365	363,980
5.150%	11/15/46		526	537,589
Athene Global Funding,
Sec’d. Notes, MTN, 144A
4.000%	01/25/22		343	353,942
Atmos Energy Corp.,
Sr. Unsec’d. Notes
8.500%	03/15/19		300	322,491
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes, REIT, GMTN
2.850%	03/15/23		200	199,549
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.150%	12/01/24		135	134,294
Avantor, Inc.,
Sr. Sec’d. Notes, 144A
6.000%	10/01/24		165	164,381

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Avaya, Inc., Escrow Shares,
First Lien
0.000%^(p)	04/01/99	(a)	245	$25
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A
2.875%	01/20/22		330	329,729
3.500%	11/01/27		120	117,607
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
5.500%	04/01/23		220	225,499
Gtd. Notes, 144A
5.250%	03/15/25		40	39,599
6.375%	04/01/24	(a)	470	488,941
Axalta Coating Systems LLC,
Gtd. Notes, 144A
4.875%	08/15/24		150	157,500
B&G Foods, Inc.,
Gtd. Notes
4.625%	06/01/21		150	152,250
Baker Hughes a GE Co. LLC,
Sr. Unsec’d. Notes
5.125%	09/15/40		100	117,560
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes, 144A
2.773%	12/15/22		105	104,868
3.337%	12/15/27		110	109,815
4.080%	12/15/47		45	45,768
Ball Corp.,
Gtd. Notes
5.000%	03/15/22		50	53,375
5.250%	07/01/25		40	43,500
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
3.500%	11/15/21		110	113,886
Bank of America Corp.,
Jr. Sub. Notes
6.100%	12/29/49		190	208,525
6.250%	09/29/49		150	165,758
8.000%	07/29/49		880	882,992
Sr. Unsec’d. Notes, 144A
3.004%	12/20/23		1,120	1,122,876
3.419%	12/20/28		844	844,181
Sr. Unsec’d. Notes, GMTN
2.369%	07/21/21		220	219,615
2.816%	07/21/23		215	214,580
3.300%	01/11/23		79	80,817
Sr. Unsec’d. Notes, MTN
2.503%	10/21/22		1,007	996,287
2.881%	04/24/23		1,465	1,467,155
3.248%	10/21/27		750	744,239
3.824%	01/20/28		130	134,468
4.000%	04/01/24		379	400,651
4.100%	07/24/23		100	106,195
4.244%	04/24/38		110	119,298
4.443%	01/20/48		40	45,078
Sub. Notes, MTN
4.000%	01/22/25		500	520,181
4.450%	03/03/26		210	224,155

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
3.550%	09/23/21	150	$155,633
5.450%	05/15/19	100	104,410
Sr. Unsec’d. Notes, MTN
2.661%	05/16/23	210	209,888
3.442%	02/07/28	300	306,644
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
2.450%	01/15/20	83	83,275
2.850%	10/26/24	620	615,485
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
3.363%	06/06/24	385	386,076
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36	127	169,738
Berkshire Hathaway Finance Corp.,
Gtd. Notes
5.750%	01/15/40	180	237,364
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
3.125%	03/15/26	155	156,753
Berry Global, Inc.,
Sec’d. Notes
5.125%	07/15/23	205	213,200
5.500%	05/15/22	55	56,650
Blue Cube Spinco, Inc.,
Gtd. Notes
10.000%	10/15/25	65	78,000
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Gtd. Notes, 144A
6.125%	11/15/22	550	573,375
Boardwalk Pipelines LP,
Gtd. Notes
4.950%	12/15/24	100	107,129
Boeing Co. (The),
Sr. Unsec’d. Notes
7.950%	08/15/24	175	228,897
Booz Allen Hamilton, Inc.,
Gtd. Notes, 144A
5.125%	05/01/25	83	83,208
Boston Properties LP,
Sr. Unsec’d. Notes
3.650%	02/01/26	115	116,827
Sr. Unsec’d. Notes, REIT
3.125%	09/01/23	150	151,181
3.800%	02/01/24	200	207,253
Boyd Gaming Corp.,
Gtd. Notes
6.375%	04/01/26	15	16,163
6.875%	05/15/23	512	542,720
Brighthouse Financial, Inc.,
Sr. Unsec’d. Notes, 144A
4.700%	06/22/47	55	56,107
Brink’s Co. (The),
Gtd. Notes, 144A
4.625%	10/15/27	76	74,480

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes, REIT
3.850%	02/01/25		150	$149,800
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes, 144A
3.500%	01/15/28		145	138,230
Buckeye Partners LP,
Sr. Unsec’d. Notes
2.650%	11/15/18		115	115,332
4.350%	10/15/24		250	255,110
5.600%	10/15/44		90	94,567
5.850%	11/15/43		125	134,636
Bunge Ltd. Finance Corp.,
Gtd. Notes
3.000%	09/25/22		340	337,468
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.450%	09/15/21		510	526,942
4.125%	06/15/47		50	54,786
7.950%	08/15/30		100	142,670
BWAY Holding Co.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/24		100	104,000
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
8.000%	04/15/20	(a)	208	222,040
CalAtlantic Group, Inc.,
Gtd. Notes
5.250%	06/01/26		44	46,530
5.875%	11/15/24		160	177,848
Caleres, Inc.,
Gtd. Notes
6.250%	08/15/23		34	35,828
California Resources Corp.,
Sec’d. Notes, 144A
8.000%	12/15/22		164	135,300
Callon Petroleum Co.,
Gtd. Notes
6.125%	10/01/24		96	98,880
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26		275	269,503
Sr. Unsec’d. Notes
5.750%	01/15/25	(a)	450	425,250
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
Gtd. Notes
6.500%	04/15/21		9	8,955
Camelot Finance SA,
Sr. Unsec’d. Notes, 144A
7.875%	10/15/24		154	164,395
Capital One Bank USA NA,
Sub. Notes
3.375%	02/15/23		940	949,278
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.750%	04/24/24		360	369,833
Carrizo Oil & Gas, Inc.,
Gtd. Notes
6.250%	04/15/23	(a)	494	512,525

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
4.875%	01/15/26		34	$34,128
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
2.850%	06/01/22		225	227,843
CB Escrow Corp.,
Sr. Unsec’d. Notes, 144A
8.000%	10/15/25		59	59,885
CBS Corp.,
Gtd. Notes
3.375%	02/15/28	(a)	310	298,537
5.900%	10/15/40		100	118,113
CBS Radio, Inc.,
Gtd. Notes, 144A
7.250%	11/01/24		135	142,341
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	03/15/22		31	31,814
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	02/01/28		331	321,898
5.125%	05/01/23		10	10,200
5.125%	05/01/27		135	132,975
5.375%	05/01/25		10	10,303
5.500%	05/01/26		500	512,500
5.750%	02/15/26		1,405	1,459,444
5.875%	04/01/24		1,824	1,901,520
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.000%	09/01/23		136	140,590
5.500%	12/01/24		25	27,188
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op,
Gtd. Notes, 144A
5.375%	04/15/27		40	42,000
Celgene Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/22		65	66,029
3.450%	11/15/27		155	154,884
3.950%	10/15/20		100	103,552
4.350%	11/15/47		70	72,711
5.000%	08/15/45		45	51,057
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/22		158	163,925
4.750%	01/15/25		225	228,938
6.125%	02/15/24		50	52,875
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/21		70	73,212
5.850%	01/15/41		110	140,344
Central Garden & Pet Co.,
Gtd. Notes
5.125%	02/01/28		60	60,000
6.125%	11/15/23		200	211,500
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/25		20	18,200

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
5.800%	03/15/22		40	$39,176
6.450%	06/15/21		40	40,400
6.750%	12/01/23	(a)	260	254,800
7.500%	04/01/24	(a)	645	643,388
CF Industries, Inc.,
Gtd. Notes
5.150%	03/15/34		133	135,660
5.375%	03/15/44		26	25,675
Sr. Sec’d. Notes, 144A
4.500%	12/01/26		138	143,853
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
4.450%	07/22/20		25	26,343
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.750%	02/15/28		535	512,641
4.908%	07/23/25		300	318,956
Chemours Co. (The),
Gtd. Notes
6.625%	05/15/23		230	243,225
7.000%	05/15/25		75	81,375
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.875%	03/31/25		605	655,669
Cheniere Energy Partners LP,
Sr. Sec’d. Notes, 144A
5.250%	10/01/25		49	49,858
Chesapeake Energy Corp.,
Gtd. Notes
4.875%	04/15/22	(a)	136	128,860
5.750%	03/15/23		11	10,175
Gtd. Notes, 144A
8.000%	01/15/25		126	127,260
8.000%	06/15/27	(a)	195	187,200
Sec’d. Notes, 144A
8.000%	12/15/22	(a)	273	294,499
Chevron Corp.,
Sr. Unsec’d. Notes
2.355%	12/05/22		160	158,732
3.191%	06/24/23		95	97,624
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22		60	34,500
7.125%	07/15/20	(a)	207	154,733
Sr. Sec’d. Notes
5.125%	08/01/21	(a)	145	130,500
6.250%	03/31/23		114	102,600
Chubb Corp. (The),
Gtd. Notes
5.750%	05/15/18		50	50,686
Chubb INA Holdings, Inc.,
Gtd. Notes
2.700%	03/13/23		170	168,883
Cincinnati Bell, Inc.,
Gtd. Notes, 144A
7.000%	07/15/24		101	100,243

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Cincinnati Financial Corp.,
Sr. Unsec’d. Notes
6.920%	05/15/28		175	$225,953
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23		265	268,313
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	08/15/22		231	244,860
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
6.250%	08/15/22		94	94,705
Citigroup, Inc.,
Jr. Sub. Notes
5.800%	11/29/49		100	103,625
5.875%	12/29/49		235	243,813
5.950%	12/29/49		70	74,550
6.125%	12/29/45	(a)	115	122,331
6.250%	12/29/49		70	77,210
Sr. Unsec’d. Notes
2.876%	07/24/23		1,320	1,313,386
2.900%	12/08/21		420	422,764
3.750%	06/16/24		420	435,641
3.887%	01/10/28		1,345	1,392,185
8.125%	07/15/39		42	67,155
Sub. Notes
3.875%	03/26/25		205	209,848
4.050%	07/30/22		250	260,200
4.125%	07/25/28		160	164,905
4.400%	06/10/25		420	443,324
4.750%	05/18/46		65	71,653
5.500%	09/13/25		115	129,552
Claire’s Stores, Inc.,
Sr. Sec’d. Notes, 144A
6.125%	03/15/20		56	34,020
9.000%	03/15/19		325	212,063
Clean Harbors, Inc.,
Gtd. Notes
5.125%	06/01/21		345	348,450
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
6.500%	11/15/22		2,863	2,905,945
6.500%	11/15/22		27	27,203
7.625%	03/15/20		1,014	993,720
Clearwater Paper Corp.,
Gtd. Notes
4.500%	02/01/23		90	88,988
Gtd. Notes, 144A
5.375%	02/01/25		15	15,075
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes, 144A
3.500%	04/01/28		40	40,044
CME Group, Inc.,
Sr. Unsec’d. Notes
3.000%	09/15/22		235	239,649
CMS Energy Corp.,
Sr. Unsec’d. Notes
2.950%	02/15/27		110	106,162
3.000%	05/15/26		45	44,182

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
3.450%	08/15/27	80	$80,707
8.750%	06/15/19	26	28,291
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.950%	05/15/24	58	60,364
4.500%	03/01/26	42	44,702
CNG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	05/15/20	201	194,970
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
5.250%	05/30/25	191	201,505
CNX Resources Corp.,
Gtd. Notes
5.875%	04/15/22	85	86,806
Cogent Communications Group, Inc.,
Sr. Sec’d. Notes, 144A
5.375%	03/01/22	520	546,000
Columbia Pipeline Group, Inc.,
Gtd. Notes
4.500%	06/01/25	215	228,919
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	200	261,316
Comcast Corp.,
Gtd. Notes
3.150%	02/15/28	650	652,078
3.999%	11/01/49	262	268,293
4.049%	11/01/52	290	296,736
4.250%	01/15/33	150	163,495
4.600%	08/15/45	140	157,033
Commercial Metals Co.,
Sr. Unsec’d. Notes
4.875%	05/15/23	74	75,665
5.375%	07/15/27	38	38,760
Commonwealth Edison Co.,
First Mortgage
2.950%	08/15/27	155	153,244
3.750%	08/15/47	80	83,131
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27	70	70,000
6.000%	06/15/25	842	894,625
CommScope, Inc.,
Gtd. Notes, 144A
5.000%	06/15/21	116	118,175
5.500%	06/15/24	100	104,000
ConocoPhillips Co.,
Gtd. Notes
4.150%	11/15/34	180	191,260
4.200%	03/15/21	99	104,105
ConocoPhillips Holding Co.,
Sr. Unsec’d. Notes
6.950%	04/15/29	560	735,509
Consolidated Communications, Inc.,
Gtd. Notes
6.500%	10/01/22	38	34,200

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.000%	11/15/57		100	$104,698
Constellation Brands, Inc.,
Gtd. Notes
2.700%	05/09/22		100	99,510
4.250%	05/01/23		30	31,736
4.750%	12/01/25		160	175,785
Consumers Energy Co.,
First Mortgage
5.650%	04/15/20		150	161,490
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26		26	26,599
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24		54	53,393
4.500%	04/15/23	(a)	419	427,380
4.900%	06/01/44		174	166,170
5.000%	09/15/22		90	91,350
Sr. Unsec’d. Notes, 144A
4.375%	01/15/28		47	46,398
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26		245	252,963
CoreCivic, Inc.,
Gtd. Notes, REIT
4.625%	05/01/23		315	322,088
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A
6.750%	08/15/24		43	42,946
Corning, Inc.,
Sr. Unsec’d. Notes
4.375%	11/15/57		60	59,562
Covanta Holding Corp.,
Sr. Unsec’d. Notes
5.875%	03/01/24		100	101,500
5.875%	07/01/25		18	18,090
Covey Park Energy LLC/Covey Park Finance Corp.,
Gtd. Notes, 144A
7.500%	05/15/25		160	166,752
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24		100	98,488
3.500%	08/15/27		60	59,181
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
5.750%	04/01/25		98	101,185
6.250%	04/01/23		195	202,644
Crown Americas LLC/Crown Americas Capital Corp. V,
Gtd. Notes
4.250%	09/30/26		40	39,400
Crown Castle International Corp.,
Sr. Unsec’d. Notes, REIT
4.875%	04/15/22		110	117,960
5.250%	01/15/23		325	355,857
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	04/15/27		35	35,700

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
6.625%	10/15/25		340	$368,043
Sr. Unsec’d. Notes
5.250%	06/01/24		150	147,750
6.750%	11/15/21		96	102,960
8.625%	02/15/19		83	87,565
Sr. Unsec’d. Notes, 144A
10.875%	10/15/25		300	357,000
CSI Compressco LP/CSI Compressco Finance, Inc.,
Gtd. Notes
7.250%	08/15/22		75	70,688
CSX Corp.,
Sr. Unsec’d. Notes
3.250%	06/01/27		210	209,795
Cumberland Farms, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	05/01/25		33	34,980
CURO Financial Technologies Corp.,
Sr. Sec’d. Notes, 144A
12.000%	03/01/22		111	121,815
CVR Partners LP/CVR Nitrogen Finance Corp.,
Sec’d. Notes, 144A
9.250%	06/15/23		417	448,796
CVS Health Corp.,
Sr. Unsec’d. Notes
2.750%	12/01/22		205	201,942
CyrusOne LP/CyrusOne Finance Corp.,
Gtd. Notes, 144A
5.375%	03/15/27		12	12,600
Gtd. Notes, REIT, 144A
5.000%	03/15/24		75	77,813
5.375%	03/15/27		71	74,550
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25		63	66,386
6.500%	06/01/26		420	455,175
Dana, Inc.,
Sr. Unsec’d. Notes
5.500%	12/15/24		90	95,063
6.000%	09/15/23		250	260,625
Darden Restaurants, Inc.,
Sr. Unsec’d. Notes
3.850%	05/01/27	(a)	230	234,398
6.000%	08/15/35		60	71,738
DaVita, Inc.,
Gtd. Notes
5.000%	05/01/25		340	339,898
5.125%	07/15/24		359	362,590
5.750%	08/15/22		95	97,731
DCP Midstream Operating LP,
Gtd. Notes
3.875%	03/15/23	(a)	234	232,538
4.950%	04/01/22		31	32,201
Gtd. Notes, 144A
6.750%	09/15/37		80	87,200
DDR Corp.,
Sr. Unsec’d. Notes, REIT
3.375%	05/15/23		150	149,475
3.900%	08/15/24		150	151,113

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Dean Foods Co.,
Gtd. Notes, 144A
6.500%	03/15/23		51	$50,745
Deere & Co.,
Sr. Unsec’d. Notes
2.600%	06/08/22		100	100,110
8.100%	05/15/30		230	330,932
Delek Logistics Partners LP,
Gtd. Notes, 144A
6.750%	05/15/25		161	162,610
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
5.875%	06/15/21		476	493,850
7.125%	06/15/24		130	142,332
Sr. Sec’d. Notes, 144A
6.020%	06/15/26		1,325	1,460,969
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		387	440,693
Delta Air Lines 2015-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.625%	01/30/29		155	161,211
Denbury Resources, Inc.,
Sec’d. Notes, 144A
9.000%	05/15/21		43	43,914
9.250%	03/31/22		169	171,113
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.000%	07/15/21		100	104,136
Devon Financing Co. LLC,
Gtd. Notes
7.875%	09/30/31		50	68,640
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
7.875%	08/15/25		50	52,313
Diebold Nixdorf, Inc.,
Gtd. Notes
8.500%	04/15/24		101	107,313
Digital Realty Trust LP,
Gtd. Notes, REIT
3.700%	08/15/27		125	125,910
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		250	246,788
Discovery Communications LLC,
Gtd. Notes
3.950%	03/20/28		40	39,786
5.000%	09/20/37		105	108,790
6.350%	06/01/40		250	294,098
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23	(a)	628	593,460
5.875%	07/15/22		62	62,310
5.875%	11/15/24		2,296	2,235,730
6.750%	06/01/21		457	479,850
7.750%	07/01/26		139	146,124
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp.,
Sec’d. Notes, 144A
8.125%	06/15/21		350	327,250

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Dole Food Co., Inc.,
Sr. Sec’d. Notes, 144A
7.250%	06/15/25		128	$138,400
Dollar Tree, Inc.,
Gtd. Notes
5.750%	03/01/23		175	183,313
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes
4.600%	12/15/44		77	84,714
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
2.850%	08/15/26	(a)	293	282,962
3.625%	12/01/24		200	206,989
5.250%	08/01/33		150	175,511
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.000%	11/15/22		100	100,530
4.250%	10/01/34		225	236,485
8.850%	09/15/21		90	108,951
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	07/01/19		95	93,100
Dr Pepper Snapple Group, Inc.,
Gtd. Notes
2.000%	01/15/20		75	74,413
DTE Energy Co.,
Sr. Unsec’d. Notes
3.850%	12/01/23		46	47,832
Duke Energy Carolinas LLC,
First Mortgage
3.700%	12/01/47		35	36,055
First Ref. Mortgage
6.000%	01/15/38		48	64,581
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.150%	08/15/27		180	178,699
Duke Energy Indiana LLC,
First Mortgage
3.750%	05/15/46		205	210,280
Sr. Unsec’d. Notes
6.120%	10/15/35		50	65,632
Duke Energy Ohio, Inc.,
First Mortgage
3.800%	09/01/23		136	143,007
Duke Energy Progress LLC,
First Mortgage
5.700%	04/01/35		100	122,190
Duke Realty LP,
Gtd. Notes, REIT
3.625%	04/15/23		105	107,558
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
3.616%	08/01/27		60	59,973
Dynegy, Inc.,
Gtd. Notes
5.875%	06/01/23		400	405,000
7.375%	11/01/22		90	94,950
7.625%	11/01/24		310	332,475

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Gtd. Notes, 144A
8.000%	01/15/25		95	$102,838
8.125%	01/30/26		109	119,083
E.I. du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
4.150%	02/15/43		67	68,986
Eaton Corp.,
Gtd. Notes
3.103%	09/15/27		55	54,036
4.000%	11/02/32		24	24,782
6.950%	03/20/19		65	68,376
eBay, Inc.,
Sr. Unsec’d. Notes
4.000%	07/15/42		200	184,682
Ecolab, Inc.,
Sr. Unsec’d. Notes
3.250%	01/14/23		200	204,491
Edison International,
Sr. Unsec’d. Notes
2.400%	09/15/22		25	24,459
2.950%	03/15/23		140	140,218
Eldorado Resorts, Inc.,
Gtd. Notes
6.000%	04/01/25		37	38,665
7.000%	08/01/23		21	22,444
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		957	930,683
EMC Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/20		49	48,379
EMI Music Publishing Group North America Holdings, Inc.,
Gtd. Notes, 144A
7.625%	06/15/24		30	33,000
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23		400	314,000
Endo Finance LLC,
Gtd. Notes, 144A
5.750%	01/15/22		376	313,020
Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
7.250%	01/15/22		34	29,410
Energizer Holdings, Inc.,
Gtd. Notes, 144A
5.500%	06/15/25	(a)	525	546,814
Energy Transfer Equity LP,
Sr. Sec’d. Notes
4.250%	03/15/23		63	62,528
5.500%	06/01/27		110	112,200
5.875%	01/15/24		110	115,775
Energy Transfer LP,
Sr. Unsec’d. Notes
4.750%	01/15/26		225	233,434
4.900%	02/01/24		100	105,750
6.050%	06/01/41		250	267,863
6.625%	10/15/36		140	161,268
Energy Transfer Partners LP,
Jr. Sub. Notes
6.625%	02/15/28		90	87,413

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
EnerSys,
Gtd. Notes, 144A
5.000%	04/30/23		153	$159,885
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
5.600%	04/01/44		80	83,994
Ensco PLC,
Sr. Unsec’d. Notes
4.500%	10/01/24		27	22,680
5.200%	03/15/25		99	84,150
5.750%	10/01/44		7	4,795
Entegris, Inc.,
Gtd. Notes, 144A
4.625%	02/10/26		32	32,480
Entergy Gulf States Louisiana LLC,
First Mortgage
5.590%	10/01/24		170	196,264
Entergy Louisiana LLC,
First Mortgage
4.050%	09/01/23		100	105,997
Entergy Mississippi, Inc.,
First Mortgage
2.850%	06/01/28		125	121,028
Enterprise Products Operating LLC,
Gtd. Notes
3.700%	02/15/26		20	20,479
3.750%	02/15/25		350	360,884
3.900%	02/15/24		67	69,814
4.875%	08/16/77		105	105,263
4.900%	05/15/46		195	214,850
5.250%	08/16/77		90	89,100
6.875%	03/01/33		200	262,893
7.550%	04/15/38		185	259,101
Envision Healthcare Corp.,
Gtd. Notes
5.625%	07/15/22		112	113,119
Gtd. Notes, 144A
5.125%	07/01/22		89	86,330
EOG Resources, Inc.,
Sr. Unsec’d. Notes
2.625%	03/15/23		150	148,279
5.100%	01/15/36		100	115,500
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
7.750%	09/01/22		60	33,450
9.375%	05/01/20		313	264,485
Sec’d. Notes, 144A
8.000%	02/15/25	(a)	348	254,040
Sr. Sec’d. Notes, 144A
8.000%	11/29/24		292	301,490
EPR Properties,
Gtd. Notes, REIT
4.500%	04/01/25		200	204,684
4.500%	06/01/27		290	291,650
Equinix, Inc.,
Sr. Unsec’d. Notes, REIT
5.375%	01/01/22		100	104,000
5.375%	04/01/23		250	258,500
5.875%	01/15/26		250	268,438

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
ERAC USA Finance LLC,
Gtd. Notes, 144A
5.625%	03/15/42	22	$25,978
7.000%	10/15/37	150	200,587
Sr. Unsec’d. Notes, 144A
4.500%	08/16/21	200	210,940
ERP Operating LP,
Sr. Unsec’d. Notes, REIT
3.000%	04/15/23	100	101,176
4.625%	12/15/21	108	115,684
ESH Hospitality, Inc.,
Gtd. Notes, REIT, 144A
5.250%	05/01/25	316	319,160
EW Scripps Co. (The),
Gtd. Notes, 144A
5.125%	05/15/25	36	35,820
Exela Intermediate LLC/Exela Finance, Inc.,
Sr. Sec’d. Notes, 144A
10.000%	07/15/23	185	179,913
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22	230	234,393
Sr. Unsec’d. Notes
2.450%	04/15/21	30	29,864
3.950%	06/15/25	125	130,267
7.600%	04/01/32	50	65,783
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
2.950%	01/15/20	320	323,256
3.400%	03/15/22	220	223,697
5.600%	06/15/42	250	274,117
Express Scripts Holding Co.,
Gtd. Notes
3.400%	03/01/27	80	78,505
4.500%	02/25/26	50	53,060
FedEx Corp.,
Gtd. Notes
4.100%	04/15/43	80	81,727
4.100%	02/01/45	65	67,001
Fidelity & Guaranty Life Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	04/01/21	71	72,598
Fifth Third Bancorp,
Sub. Notes
8.250%	03/01/38	100	152,701
Fifth Third Bank,
Sr. Unsec’d. Notes
2.375%	04/25/19	200	200,579
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23	74	78,255
Sec’d. Notes, 144A
5.750%	01/15/24	1,076	1,113,660
Sr. Sec’d. Notes, 144A
5.375%	08/15/23	1,030	1,072,127
FirstCash, Inc.,
Gtd. Notes, 144A
5.375%	06/01/24	29	30,233

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
FirstEnergy Corp.,
Sr. Unsec’d. Notes
3.900%	07/15/27		70	$71,725
4.850%	07/15/47		30	33,480
Flex Acquisition Co., Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	01/15/25		30	31,068
Florida Power & Light Co.,
First Mortgage
5.625%	04/01/34		100	125,910
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		30	30,424
5.291%	12/08/46		140	152,349
7.450%	07/16/31		350	457,525
7.500%	08/01/26		100	123,881
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.021%	05/03/19		200	199,093
3.339%	03/28/22		200	202,316
3.810%	01/09/24		1,000	1,020,861
Sr. Unsec’d. Notes, GMTN
4.389%	01/08/26		200	209,839
Freeport-McMoRan, Inc.,
Gtd. Notes
3.875%	03/15/23	(a)	400	398,000
4.000%	11/14/21	(a)	470	470,000
4.550%	11/14/24		340	345,678
5.400%	11/14/34		8	8,140
Frontier Communications Corp.,
Sr. Unsec’d. Notes
6.250%	09/15/21		121	85,910
9.250%	07/01/21	(a)	136	107,100
10.500%	09/15/22		80	60,500
11.000%	09/15/25		1,081	794,535
FXI Holdings, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	11/01/24		100	99,780
Gartner, Inc.,
Gtd. Notes, 144A
5.125%	04/01/25		79	82,555
Gates Global LLC/Gates Global Co.,
Gtd. Notes, 144A
6.000%	07/15/22		245	250,513
GCI, Inc.,
Sr. Unsec’d. Notes
6.750%	06/01/21		370	376,475
GCP Applied Technologies, Inc.,
Gtd. Notes, 144A
9.500%	02/01/23		254	281,940
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
2.342%	11/15/20		1,000	995,389
4.418%	11/15/35		1,442	1,560,614
General Cable Corp.,
Gtd. Notes
5.750%	10/01/22		450	466,313

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
General Electric Co.,
Jr. Sub. Notes
5.000%	12/29/49		175	$180,355
Sr. Unsec’d. Notes
2.700%	10/09/22		40	39,939
Sr. Unsec’d. Notes, GMTN
3.150%	09/07/22		101	102,597
3.450%	05/15/24		45	46,424
5.500%	01/08/20		145	153,958
6.000%	08/07/19		100	105,959
Sr. Unsec’d. Notes, MTN
4.650%	10/17/21		72	77,518
5.875%	01/14/38		200	258,637
General Mills, Inc.,
Sr. Unsec’d. Notes
3.150%	12/15/21		170	173,293
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35		350	370,907
6.600%	04/01/36		760	925,975
6.750%	04/01/46		150	188,860
General Motors Financial Co., Inc.,
Gtd. Notes
4.300%	07/13/25		200	208,418
4.350%	01/17/27		700	728,033
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
5.625%	06/15/24		134	130,650
6.000%	05/15/23		37	37,463
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings LLC,
Gtd. Notes, 144A
10.000%	11/30/24		222	242,535
GenOn Energy, Inc.,
Sr. Unsec’d. Notes
9.500%(d)	10/15/18		50	39,750
9.875%(d)	10/15/20		363	286,770
GEO Group, Inc. (The),
Gtd. Notes
5.875%	10/15/24		55	56,513
Gtd. Notes, REIT
5.875%	01/15/22	(a)	585	602,550
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.250%	09/01/22		200	205,844
4.000%	09/01/36		400	423,171
4.150%	03/01/47		10	10,637
4.600%	09/01/35		175	197,185
Global Partners LP/GLP Finance Corp.,
Gtd. Notes
6.250%	07/15/22		75	77,063
7.000%	06/15/23		80	82,200
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26		155	166,238
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		291	296,093

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.000%	11/10/22	330	$324,720
5.300%	12/29/49	20	21,250
Sr. Unsec’d. Notes
2.876%	10/31/22	155	154,556
2.908%	06/05/23	1,315	1,306,256
3.272%	09/29/25	700	697,180
3.500%	01/23/25	1,200	1,218,998
3.625%	01/22/23	125	129,129
3.750%	05/22/25	350	360,588
3.750%	02/25/26	250	256,523
3.850%	01/26/27	75	76,999
4.017%	10/31/38	115	118,265
5.750%	01/24/22	200	221,766
Sr. Unsec’d. Notes, GMTN
5.375%	03/15/20	256	271,445
7.500%	02/15/19	500	528,418
Sr. Unsec’d. Notes, MTN
2.905%	07/24/23	575	570,985
Sub. Notes
4.250%	10/21/25	250	261,282
5.150%	05/22/45	165	191,341
Goodman Networks, Inc.,
Sr. Sec’d. Notes
8.000%	05/11/22	25	17,070
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
4.875%	03/15/27	267	273,341
5.000%	05/31/26	300	309,330
5.125%	11/15/23	480	500,827
Graphic Packaging International, Inc.,
Gtd. Notes
4.750%	04/15/21	30	31,350
Gray Television, Inc.,
Gtd. Notes, 144A
5.125%	10/15/24	25	24,938
5.875%	07/15/26	200	205,000
Great Lakes Dredge & Dock Corp.,
Gtd. Notes
8.000%	05/15/22	160	167,400
Group 1 Automotive, Inc.,
Gtd. Notes, 144A
5.250%	12/15/23	60	61,950
GTT Communications, Inc.,
Gtd. Notes, 144A
7.875%	12/31/24	18	18,990
Gulf Power Co.,
Sr. Unsec’d. Notes
3.300%	05/30/27	145	145,904
Gulf South Pipeline Co. LP,
Sr. Unsec’d. Notes
4.000%	06/15/22	150	154,052
Gulfport Energy Corp.,
Gtd. Notes
6.000%	10/15/24	246	246,000
6.375%	05/15/25	38	38,190
Gtd. Notes, 144A
6.375%	01/15/26	37	37,093

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
5.625%	09/01/25		92	$96,140
Halcon Resources Corp.,
Gtd. Notes, 144A
6.750%	02/15/25		275	286,000
Halliburton Co.,
Sr. Unsec’d. Notes
8.750%	02/15/21		100	117,538
Sr. Unsec’d. Notes, MTN
6.750%	02/01/27		100	118,010
Hardwoods Acquisition, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	08/01/21		167	153,640
Harland Clarke Holdings Corp.,
Sr. Sec’d. Notes, 144A
6.875%	03/01/20		30	30,600
8.375%	08/15/22		42	43,615
Harris Corp.,
Sr. Unsec’d. Notes
2.700%	04/27/20		320	321,286
3.832%	04/27/25		270	279,810
4.854%	04/27/35		225	251,457
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25		2,402	2,486,070
5.875%	05/01/23		160	170,800
5.875%	02/15/26		905	957,038
Sr. Sec’d. Notes
4.500%	02/15/27		50	50,250
5.000%	03/15/24		548	569,920
5.250%	04/15/25		98	103,635
5.250%	06/15/26		410	434,600
5.500%	06/15/47		100	99,750
HCP, Inc.,
Sr. Unsec’d. Notes, REIT
3.150%	08/01/22		75	75,708
3.875%	08/15/24		445	455,479
4.000%	06/01/25		178	183,227
HD Supply, Inc.,
Gtd. Notes, 144A
5.750%	04/15/24		374	397,375
HealthSouth Corp.,
Gtd. Notes
5.750%	11/01/24		300	307,125
5.750%	09/15/25		300	312,000
Hecla Mining Co.,
Gtd. Notes
6.875%	05/01/21		142	145,550
Herc Rentals, Inc.,
Sec’d. Notes, 144A
7.500%	06/01/22		154	165,935
7.750%	06/01/24		440	482,900
Hertz Corp. (The),
Gtd. Notes
6.250%	10/15/22		55	53,075
7.375%	01/15/21	(a)	380	383,800
Gtd. Notes, 144A
5.500%	10/15/24		415	374,538

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Sec’d. Notes, 144A
7.625%	06/01/22	(a)	540	$565,650
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27	(a)	110	110,269
6.000%	01/15/40		100	110,506
7.125%	03/15/33		80	96,513
7.300%	08/15/31		50	60,638
Hexion, Inc.,
Sr. Sec’d. Notes
6.625%	04/15/20		637	571,708
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.000%	12/01/24		129	127,710
Hillman Group, Inc. (The),
Gtd. Notes, 144A
6.375%	07/15/22		50	49,875
Hill-Rom Holdings, Inc.,
Gtd. Notes, 144A
5.750%	09/01/23		579	605,779
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.250%	09/01/24		105	106,050
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.,
Gtd. Notes, 144A
6.125%	12/01/24		40	43,700
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.625%	04/01/25		263	270,233
4.875%	04/01/27		31	32,434
Holly Energy Partners LP/Holly Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	08/01/24		81	84,443
Hologic, Inc.,
Gtd. Notes, 144A
4.375%	10/15/25		313	317,695
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.625%	06/01/22		150	150,837
3.500%	09/15/56		55	52,909
3.750%	02/15/24		110	115,976
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, REIT
3.875%	04/01/24		150	152,611
HP, Inc.,
Sr. Unsec’d. Notes
4.375%	09/15/21		91	95,786
4.650%	12/09/21		150	159,437
6.000%	09/15/41		40	42,772
HRG Group, Inc.,
Sr. Unsec’d. Notes
7.750%	01/15/22		220	228,250
HSBC USA, Inc.,
Sr. Unsec’d. Notes
1.625%	01/16/18		500	499,963
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26		55	57,613
Sr. Sec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
5.250%	08/01/26	349	$355,980
Huntsman International LLC,
Gtd. Notes
5.125%	11/15/22	789	841,271
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
5.875%	02/01/22	50	50,625
6.000%	08/01/20	110	113,127
6.250%	02/01/22	34	34,765
6.750%	02/01/24	34	34,935
Gtd. Notes, 144A
6.250%	02/01/22	47	48,058
6.375%	12/15/25	143	143,014
iHeartCommunications, Inc.,
Sr. Sec’d. Notes
9.000%	12/15/19	303	224,978
IHS Markit Ltd.,
Gtd. Notes, 144A
4.750%	02/15/25	64	67,520
5.000%	11/01/22	85	92,157
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
4.370%(cc)	12/21/65	215	209,625
ILFC E-Capital Trust II,
Ltd. Gtd. Notes, 144A
4.620%(cc)	12/21/65	275	265,375
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
3.200%	03/15/23	50	50,644
3.750%	07/01/47	100	101,649
Infor Software Parent LLC/Infor Software Parent, Inc.,
Sr. Unsec’d. Notes, Cash coupon 7.125% or PIK 7.875%, 144A
7.125%	05/01/21	183	187,118
Infor US, Inc.,
Gtd. Notes
6.500%	05/15/22	1,243	1,286,505
Sr. Sec’d. Notes, 144A
5.750%	08/15/20	34	34,935
Informatica LLC,
Sr. Unsec’d. Notes, 144A
7.125%	07/15/23	335	342,538
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
2.875%	01/15/19	92	92,471
Intel Corp.,
Sr. Unsec’d. Notes
2.875%	05/11/24	521	525,779
3.150%	05/11/27	75	76,486
4.000%	12/15/32	201	221,180
4.100%	05/11/47	85	93,653
Intercontinental Exchange, Inc.,
Gtd. Notes
4.000%	10/15/23	318	337,696
International Business Machines Corp.,
Sr. Unsec’d. Notes
3.625%	02/12/24	100	104,713

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.500%	02/15/25		550	$614,625
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/22		425	470,844
8.625%	01/15/22		230	276,996
International Paper Co.,
Sr. Unsec’d. Notes
8.700%	06/15/38		100	151,251
Interval Acquisition Corp.,
Gtd. Notes
5.625%	04/15/23		320	331,200
Invesco Finance PLC,
Gtd. Notes
4.000%	01/30/24		373	393,328
Iron Mountain, Inc.,
Gtd. Notes, 144A
5.250%	03/15/28		77	76,615
Gtd. Notes, REIT
5.750%	08/15/24	(a)	272	275,400
6.000%	08/15/23		225	235,125
Gtd. Notes, REIT, 144A
4.875%	09/15/27		59	59,000
ITC Holdings Corp.,
Sr. Unsec’d. Notes
3.650%	06/15/24		170	174,396
Sr. Unsec’d. Notes, 144A
3.350%	11/15/27		160	160,116
Itron, Inc.,
Gtd. Notes, 144A
5.000%	01/15/26		30	30,113
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.,
Gtd. Notes, 144A
6.000%	07/15/25		43	45,258
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sr. Sec’d. Notes, 144A
6.750%	11/15/21		525	552,563
JB Hunt Transport Services, Inc.,
Gtd. Notes
3.300%	08/15/22		195	197,531
3.850%	03/15/24		120	123,792
JC Penney Corp., Inc.,
Sr. Sec’d. Notes, 144A
5.875%	07/01/23		25	23,594
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.875%	04/15/21		150	167,805
Jeld-Wen, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25		30	30,225
4.875%	12/15/27		30	30,300
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes
6.150%	06/01/37		100	123,908
Sr. Unsec’d. Notes, 144A
4.300%	01/15/26		160	166,981

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Johnson & Johnson,
Sr. Unsec’d. Notes
3.400%	01/15/38		130	$133,154
Johnson Controls International PLC,
Sr. Unsec’d. Notes
3.750%	12/01/21		100	103,439
5.000%	03/30/20		100	105,472
5.700%	03/01/41		128	150,958
Kaiser Aluminum Corp.,
Gtd. Notes
5.875%	05/15/24		46	48,875
Kansas City Power & Light Co.,
Sr. Unsec’d. Notes
3.150%	03/15/23		50	50,228
5.300%	10/01/41		175	207,158
Kellogg Co.,
Sr. Unsec’d. Notes
3.400%	11/15/27		165	164,204
Kerr-McGee Corp.,
Gtd. Notes
7.875%	09/15/31		60	79,719
KeySpan Gas East Corp.,
Unsec’d. Notes, 144A
2.742%	08/15/26		90	87,490
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
Gtd. Notes, 144A
4.750%	06/01/27		47	48,058
Kinder Morgan, Inc.,
Gtd. Notes
5.300%	12/01/34		215	229,354
Kindred Healthcare, Inc.,
Gtd. Notes
8.750%	01/15/23	(a)	450	477,000
Kinetic Concepts, Inc./KCI USA, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	02/15/21		345	360,525
KLX, Inc.,
Gtd. Notes, 144A
5.875%	12/01/22		370	387,464
Koppers, Inc.,
Gtd. Notes, 144A
6.000%	02/15/25		53	56,180
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46		245	242,685
5.000%	07/15/35		300	327,532
5.000%	06/04/42		250	268,256
6.500%	02/09/40		100	126,872
Kroger Co. (The),
Gtd. Notes
6.900%	04/15/38		350	452,457
7.700%	06/01/29		150	196,602
Sr. Unsec’d. Notes
3.700%	08/01/27		105	106,321
3.875%	10/15/46		75	68,662
L Brands, Inc.,
Gtd. Notes
6.750%	07/01/36		220	220,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
L3 Technologies, Inc.,
Gtd. Notes
3.850%	12/15/26	85	$87,406
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.500%	11/01/18	105	105,322
3.250%	09/01/24	50	50,078
3.600%	09/01/27	55	55,135
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes, 144A
5.250%	10/01/25	37	36,815
Sr. Unsec’d. Notes, 144A
5.250%	03/15/22	71	73,219
Lamar Media Corp.,
Gtd. Notes
5.000%	05/01/23	118	121,540
5.375%	01/15/24	13	13,585
Laredo Petroleum, Inc.,
Gtd. Notes
5.625%	01/15/22	10	10,100
Lennar Corp.,
Gtd. Notes, 144A
4.750%	11/29/27	230	236,854
Level 3 Financing, Inc.,
Gtd. Notes
5.250%	03/15/26	67	65,764
5.375%	01/15/24	378	377,528
5.375%	05/01/25	762	761,048
5.625%	02/01/23	65	65,488
Levi Strauss & Co.,
Sr. Unsec’d. Notes
5.000%	05/01/25	100	104,250
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.950%	05/01/22	75	80,928
7.800%	03/07/87	76	96,748
Liberty Mutual Insurance Co.,
Sub. Notes, 144A
8.500%	05/15/25	300	387,795
LifePoint Health, Inc.,
Gtd. Notes
5.500%	12/01/21	90	91,800
LIN Television Corp.,
Gtd. Notes
5.875%	11/15/22	71	73,840
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.200%	03/15/22	135	142,167
6.150%	04/07/36	7	8,683
6.250%	02/15/20	100	107,684
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.875%	11/01/24	180	184,500
LKQ Corp.,
Gtd. Notes
4.750%(cc)	05/15/23	105	107,363
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.550%	01/15/26	340	353,048

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
4.070%	12/15/42		108	$113,696
4.090%	09/15/52		267	279,497
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.100%	05/03/27		125	125,442
LPL Holdings, Inc.,
Gtd. Notes, 144A
5.750%	09/15/25		117	119,048
LSB Industries, Inc.,
Sr. Sec’d. Notes
8.500%	08/01/19	(a)	362	357,475
LTF Merger Sub, Inc.,
Gtd. Notes, 144A
8.500%	06/15/23		335	354,681
Macy’s Retail Holdings, Inc.,
Gtd. Notes
4.300%	02/15/43		85	68,340
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21		200	208,694
6.400%	07/15/18		300	307,102
Mallinckrodt International Finance SA,
Gtd. Notes
3.500%	04/15/18		14	13,930
4.750%	04/15/23		30	23,550
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A
5.500%	04/15/25		70	57,050
5.625%	10/15/23	(a)	497	422,450
5.750%	08/01/22		82	74,415
Marathon Oil Corp.,
Sr. Unsec’d. Notes
6.800%	03/15/32		80	97,338
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/44		85	88,810
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23		250	254,519
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
3.500%	06/03/24		100	103,323
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
3.450%	06/01/27	(a)	360	354,862
3.500%	12/15/27		25	24,813
4.250%	12/15/47		80	79,158
Martin Midstream Partners LP/Martin Midstream Finance Corp.,
Gtd. Notes
7.250%	02/15/21		100	101,000
Masco Corp.,
Sr. Unsec’d. Notes
3.500%	04/01/21		150	152,348
3.500%	11/15/27		35	34,504
4.500%	05/15/47		53	53,928
MassMutual Global Funding II,
Sec’d. Notes, 144A
2.000%	04/15/21		200	196,886
Sr. Sec’d. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
2.500%	10/17/22		184	$182,056
MasTec, Inc.,
Gtd. Notes
4.875%	03/15/23		161	164,220
Match Group, Inc.,
Sr. Unsec’d. Notes
6.375%	06/01/24		25	27,094
Sr. Unsec’d. Notes, 144A
5.000%	12/15/27		16	16,240
Mattel, Inc.,
Gtd. Notes, 144A
6.750%	12/31/25		260	263,497
McCormick & Co., Inc.,
Sr. Unsec’d. Notes
2.700%	08/15/22		40	39,970
3.150%	08/15/24		100	100,530
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.600%	05/26/45		75	83,724
4.700%	12/09/35		110	124,946
Medco Health Solutions, Inc.,
Sr. Unsec’d. Notes
4.125%	09/15/20		330	342,445
Mediacom Broadband LLC/Mediacom Broadband Corp.,
Sr. Unsec’d. Notes
6.375%	04/01/23		67	68,843
Medtronic, Inc.,
Gtd. Notes
4.375%	03/15/35		315	355,104
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.800%	05/18/23		125	126,041
MetLife, Inc.,
Jr. Sub. Notes
6.400%	12/15/66		140	161,043
Sr. Unsec’d. Notes
4.125%	08/13/42		225	238,177
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
3.875%	04/11/22		560	587,247
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes, REIT
5.625%	05/01/24		245	260,925
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26	(a)	411	415,110
6.000%	03/15/23		1,750	1,890,000
7.750%	03/15/22		45	51,300
Micron Technology, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	01/15/24		375	389,531
Microsemi Corp.,
Gtd. Notes, 144A
9.125%	04/15/23		314	353,250
Microsoft Corp.,
Sr. Unsec’d. Notes
2.375%	02/12/22		85	84,862
2.400%	08/08/26		590	568,976

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
2.875%	02/06/24		58	$58,840
3.500%	02/12/35		215	223,700
3.700%	08/08/46		55	57,338
4.100%	02/06/37		225	251,214
4.200%	11/03/35		300	340,386
MMC Energy, Inc., Escrow Shares,
First Lien^(d)
0.000%	10/15/99		60	—
Molina Healthcare, Inc.,
Gtd. Notes, 144A
4.875%	06/15/25		60	59,850
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
2.000%	10/28/21		350	340,503
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24		100	106,001
Morgan Stanley,
Jr. Sub. Notes
5.450%	07/15/19		170	174,505
Sr. Unsec’d. Notes
4.375%	01/22/47		200	219,236
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.180%
2.543%(c)	01/20/22		280	284,632
Sr. Unsec’d. Notes, GMTN
3.875%	01/27/26		95	99,025
4.000%	07/23/25		500	523,525
5.500%	01/26/20		250	264,927
5.500%	07/28/21		450	492,227
7.300%	05/13/19		600	639,666
Sr. Unsec’d. Notes, MTN
3.591%	07/22/28		1,960	1,978,039
3.971%	07/22/38		110	113,904
Sub. Notes, MTN
4.100%	05/22/23		260	270,879
5.000%	11/24/25		350	382,985
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.250%	11/15/22		90	89,213
4.050%	11/15/27		60	60,157
4.250%	11/15/23		50	51,776
5.450%	11/15/33	(a)	500	544,527
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
7.125%	06/01/24		397	422,805
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25		100	102,042
4.125%	03/01/27		150	153,636
4.875%	12/01/24		170	183,243
5.500%	02/15/23		815	838,700
MSCI, Inc.,
Gtd. Notes, 144A
5.250%	11/15/24		79	83,246
Mylan NV,
Gtd. Notes
3.950%	06/15/26	(a)	145	146,213

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Mylan, Inc.,
Gtd. Notes, 144A
3.125%	01/15/23		280	$276,113
Nabors Industries, Inc.,
Gtd. Notes
4.625%	09/15/21		385	366,713
5.000%	09/15/20		50	49,875
5.100%	09/15/23		9	8,415
5.500%	01/15/23	(a)	298	289,060
National City Corp.,
Sub. Notes
6.875%	05/15/19		125	132,529
National Retail Properties, Inc.,
Sr. Unsec’d. Notes, REIT
3.500%	10/15/27		300	294,757
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
2.700%	02/15/23		215	214,829
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes
6.500%	07/01/21		140	141,925
7.875%	10/01/20		104	106,210
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
8.250%	12/01/31		150	216,267
9.375%	08/15/39		250	425,174
Navistar International Corp.,
Sr. Unsec’d. Notes, 144A
6.625%	11/01/25		122	127,292
NBCUniversal Media LLC,
Gtd. Notes
4.375%	04/01/21		100	105,988
NCI Building Systems, Inc.,
Gtd. Notes, 144A
8.250%	01/15/23		75	79,500
Neiman Marcus Group Ltd. LLC,
Gtd. Notes, 144A
8.000%	10/15/21		350	201,320
Gtd. Notes, Cash coupon 8.750% or PIK 9.500%, 144A
8.750%	10/15/21		230	123,245
Netflix, Inc.,
Sr. Unsec’d. Notes
4.375%	11/15/26		50	48,875
5.750%	03/01/24		25	26,594
5.875%	02/15/25		50	53,125
Sr. Unsec’d. Notes, 144A
4.875%	04/15/28		315	308,700
Nevada Power Co.,
General Ref. Mortgage
5.375%	09/15/40		225	279,215
6.650%	04/01/36		200	277,952
7.125%	03/15/19		100	105,756
New Albertson’s, Inc.,
Sr. Unsec’d. Notes
7.450%	08/01/29		34	29,919
8.000%	05/01/31		170	153,425
8.700%	05/01/30		78	72,929
Sr. Unsec’d. Notes, MTN
6.625%	06/01/28		30	23,699

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
New Home Co., Inc. (The),
Gtd. Notes
7.250%	04/01/22	119	$124,653
New York Life Global Funding,
Sr. Sec’d. Notes, MTN, 144A
2.000%	04/13/21	150	148,034
New York Life Insurance Co.,
Sub. Notes, 144A
5.875%	05/15/33	170	218,640
New York State Electric & Gas Corp.,
Sr. Unsec’d. Notes, 144A
3.250%	12/01/26	150	151,229
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/26	125	130,551
Newfield Exploration Co.,
Sr. Unsec’d. Notes
5.625%	07/01/24	50	53,750
5.750%	01/30/22	106	113,155
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A
5.625%	08/01/24	50	51,625
6.125%	02/15/22	45	46,575
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
3.625%	06/15/23	150	154,220
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	09/15/24	23	23,403
4.500%	09/15/27	48	47,760
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.875%	08/15/27	55	57,063
Nielsen Co. Luxembourg SARL (The),
Gtd. Notes, 144A
5.000%	02/01/25	75	77,813
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22	530	545,238
NiSource Finance Corp.,
Gtd. Notes
3.950%	03/30/48	45	46,098
5.650%	02/01/45	184	230,408
6.250%	12/15/40	135	174,708
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, MTN, 144A
1.800%	03/15/18	267	266,972
2.600%	09/28/22	145	143,187
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44	75	80,336
5.625%	05/01/21	59	60,604
6.000%	03/01/41	200	236,537
Nordstrom, Inc.,
Sr. Unsec’d. Notes
4.000%	10/15/21	100	103,439
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
2.900%	06/15/26	125	122,958

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
3.150%	06/01/27		125	$124,682
Sr. Unsec’d. Notes, 144A
4.050%	08/15/52		54	55,969
Northern Trust Corp.,
Sub. Notes
3.375%	05/08/32		355	353,684
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.550%	10/15/22		95	94,323
3.250%	01/15/28		295	295,431
Northrop Grumman Systems Corp.,
Gtd. Notes
7.750%	02/15/31		175	249,328
Northwest Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
7.027%	05/01/21		172	184,996
Novelis Corp.,
Gtd. Notes, 144A
5.875%	09/30/26		230	234,600
6.250%	08/15/24		325	340,438
NRG Energy, Inc.,
Gtd. Notes
6.250%	07/15/22		150	156,000
6.250%	05/01/24		150	157,125
6.625%	01/15/27		135	142,763
Gtd. Notes, 144A
5.750%	01/15/28		65	65,650
NRG Yield Operating LLC,
Gtd. Notes
5.000%	09/15/26		35	35,525
5.375%	08/15/24		17	17,595
Nuance Communications, Inc.,
Gtd. Notes,
144A 5.375%	08/15/20		60	60,825
Nucor Corp.,
Sr. Unsec’d. Notes
4.000%	08/01/23		90	94,238
5.200%	08/01/43		46	55,731
5.850%	06/01/18		50	50,759
6.400%	12/01/37		80	107,105
Oasis Petroleum, Inc.,
Gtd. Notes
6.500%	11/01/21		126	128,678
6.875%	03/15/22		95	97,494
6.875%	01/15/23	(a)	435	444,788
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	02/15/23		200	200,124
Ohio Power Co.,
Sr. Unsec’d. Notes
5.375%	10/01/21		140	153,917
6.600%	03/01/33		75	98,854
OI European Group BV,
Gtd. Notes,
144A 4.000%	03/15/23		49	49,066
Olin Corp.,
Sr. Unsec’d. Notes
5.125%	09/15/27		103	108,408

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
ONEOK Partners LP,
Gtd. Notes
4.900%	03/15/25		565	$605,807
6.125%	02/01/41		120	140,052
6.650%	10/01/36		50	61,369
Oracle Corp.,
Sr. Unsec’d. Notes
2.950%	11/15/24		470	473,368
3.250%	11/15/27		390	396,616
3.800%	11/15/37		110	115,365
3.900%	05/15/35		600	635,575
4.300%	07/08/34		753	836,844
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.550%	03/15/26		80	80,824
Oshkosh Corp.,
Gtd. Notes
5.375%	03/01/25		199	211,189
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes
5.625%	02/15/24		184	194,580
5.875%	03/15/25		46	48,645
Owens Corning,
Gtd. Notes
4.300%	07/15/47		105	103,388
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
5.000%	01/15/22		50	51,750
5.375%	01/15/25		100	105,500
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
2.950%	03/01/26		305	296,945
4.600%	06/15/43		50	54,651
6.050%	03/01/34		260	327,715
Pacific Life Insurance Co.,
Sub. Notes, 144A
4.300%	10/24/67		300	300,930
Packaging Corp. of America,
Sr. Unsec’d. Notes
3.400%	12/15/27		45	45,112
Parker Drilling Co.,
Gtd. Notes
6.750%	07/15/22		42	34,440
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.375%	01/15/25		30	30,300
Party City Holdings, Inc.,
Gtd. Notes, 144A
6.125%	08/15/23	(a)	110	113,575
PBF Holding Co. LLC/PBF Finance Corp.,
Gtd. Notes
7.000%	11/15/23		100	104,000
7.250%	06/15/25		121	127,050
PBF Logistics LP/PBF Logistics Finance Corp.,
Gtd. Notes
6.875%	05/15/23		48	49,440
Peabody Energy Corp.,
Sr. Sec’d. Notes, 144A
6.000%	03/31/22		48	49,800

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
PECO Energy Co.,
First Mortgage
2.375%	09/15/22		150	$148,651
Penn VA Corp. Escrow,
Sr. Unsec’d. Notes^
0.000%(p)	12/31/99		48	60
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/28		85	83,636
Penske Automotive Group, Inc.,
Gtd. Notes
5.500%	05/15/26		76	77,117
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.875%	07/17/18		40	40,173
4.200%	04/01/27		555	576,899
Pepco Holdings LLC,
Sr. Unsec’d. Notes
7.450%	08/15/32		100	132,346
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.000%	10/15/27		185	184,347
PetSmart, Inc.,
Gtd. Notes, 144A
7.125%	03/15/23		635	376,238
8.875%	06/01/25	(a)	240	144,600
Sr. Sec’d. Notes, 144A
5.875%	06/01/25		188	144,290
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.125%	05/10/23	(a)	415	400,239
2.375%	08/17/22		400	394,128
Phillips 66,
Gtd. Notes
4.875%	11/15/44		100	114,539
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.550%	10/01/26		200	198,224
3.605%	02/15/25		200	201,500
4.900%	10/01/46		45	47,608
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.640%	11/01/46		90	88,613
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.750%	03/15/25		120	124,050
Sr. Unsec’d. Notes, 144A
5.875%	09/30/27		65	66,950
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24		150	146,079
5.750%	01/15/20		415	437,677
6.700%	05/15/36		85	95,595
Plantronics, Inc.,
Gtd. Notes, 144A
5.500%	05/31/23		170	176,588
PNC Bank NA,
Sr. Unsec’d. Notes
3.100%	10/25/27		250	249,628

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Sub. Notes
2.700%	11/01/22	765	$761,237
Polaris Intermediate Corp.,
Sr. Unsec’d. Notes, Cash coupon 8.500% or PIK N/A, 144A
8.500%	12/01/22	123	127,094
PolyOne Corp.,
Sr. Unsec’d. Notes
5.250%	03/15/23	159	167,348
Post Holdings, Inc.,
Gtd. Notes, 144A
5.000%	08/15/26	265	260,694
5.500%	03/01/25	130	134,550
5.750%	03/01/27	209	212,658
Potomac Electric Power Co.,
First Mortgage
7.900%	12/15/38	75	117,111
PPL Capital Funding, Inc.,
Gtd. Notes
3.400%	06/01/23	50	51,010
4.000%	09/15/47	65	66,790
PQ Corp.,
Gtd. Notes, 144A
5.750%	12/15/25	26	26,455
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23	370	410,700
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22	350	354,517
7.000%	10/30/31	100	133,629
Prologis LP,
Gtd. Notes
3.750%	11/01/25	100	104,843
4.250%	08/15/23	80	85,647
PSEG Power LLC,
Gtd. Notes
4.150%	09/15/21	100	104,288
Public Service Co. of New Hampshire,
First Mortgage
3.500%	11/01/23	50	51,570
Public Service Electric & Gas Co.,
First Mortgage, MTN
3.600%	12/01/47	180	184,308
Sec’d. Notes, MTN
3.650%	09/01/42	56	57,542
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23	31	31,368
5.375%	10/01/22	150	153,375
5.625%	03/01/26	41	41,564
6.875%	03/01/21	56	60,480
Quad/Graphics, Inc.,
Gtd. Notes
7.000%	05/01/22	50	51,750
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
2.900%	05/20/24	395	385,387
3.250%	05/20/27	200	195,278

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
4.650%	05/20/35		100	$107,616
Quest Diagnostics, Inc.,
Gtd. Notes
4.750%	01/30/20		180	188,098
Quicken Loans, Inc.,
Gtd. Notes, 144A
5.250%	01/15/28		35	34,552
5.750%	05/01/25		282	291,873
Quintiles IMS, Inc.,
Gtd. Notes, 144A
4.875%	05/15/23		45	46,350
5.000%	10/15/26		440	451,000
Qwest Capital Funding, Inc.,
Gtd. Notes
7.750%	02/15/31		60	52,800
Qwest Corp.,
Sr. Unsec’d. Notes
7.250%	09/15/25		40	42,935
Rackspace Hosting, Inc.,
Gtd. Notes, 144A
8.625%	11/15/24	(a)	499	532,683
Radian Group, Inc.,
Sr. Unsec’d. Notes
4.500%	10/01/24		30	30,735
7.000%	03/15/21		30	33,638
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
7.250%	04/01/25		370	402,838
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)	404	389,860
5.000%	08/15/22		6	5,970
5.000%	03/15/23		229	227,855
RBS Global, Inc./Rexnord LLC,
Sr. Unsec’d. Notes, 144A
4.875%	12/15/25		36	36,360
Realty Income Corp.,
Sr. Unsec’d. Notes
3.650%	01/15/28		90	90,664
Sr. Unsec’d. Notes, REIT
4.650%	03/15/47		225	246,827
Regal Entertainment Group,
Sr. Unsec’d. Notes
5.750%	03/15/22		250	257,813
5.750%	06/15/23		90	93,038
Regency Centers Corp.,
Gtd. Notes, REIT
3.750%	11/15/22		225	230,502
Regions Financial Corp.,
Sr. Unsec’d. Notes
2.750%	08/14/22		150	149,528
Republic Services, Inc.,
Sr. Unsec’d. Notes
3.375%	11/15/27		85	85,636
5.500%	09/15/19		330	347,021
Revlon Consumer Products Corp.,
Gtd. Notes
6.250%	08/01/24		101	61,610

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA,
Sr. Sec’d. Notes
5.750%	10/15/20		707	$718,060
Sr. Sec’d. Notes, 144A
5.125%	07/15/23		180	186,300
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, REIT
5.000%	04/15/23		425	434,563
Rite Aid Corp.,
Gtd. Notes
6.750%	06/15/21		60	59,700
Gtd. Notes, 144A
6.125%	04/01/23	(a)	425	383,563
Riverbed Technology, Inc.,
Gtd. Notes, 144A
8.875%	03/01/23		265	250,094
Rockwell Collins, Inc.,
Sr. Unsec’d. Notes
2.800%	03/15/22		235	235,331
3.200%	03/15/24		425	428,259
3.500%	03/15/27		30	30,545
4.800%	12/15/43		200	228,431
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.800%	12/15/21		140	140,247
3.800%	12/15/26		140	144,375
Rowan Cos., Inc.,
Gtd. Notes
4.750%	01/15/24		9	7,920
4.875%	06/01/22		77	72,573
7.375%	06/15/25		84	85,470
RSI Home Products, Inc.,
Sec’d. Notes, 144A
6.500%	03/15/23		445	466,138
RSP Permian, Inc.,
Gtd. Notes
6.625%	10/01/22		176	184,580
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	11/15/23		225	230,130
5.375%	04/15/23		510	525,300
Safeway, Inc.,
Sr. Unsec’d. Notes
5.000%	08/15/19		4	4,040
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25		40	39,800
San Diego Gas & Electric Co.,
First Mortgage
6.125%	09/15/37		50	66,736
Sanchez Energy Corp.,
Gtd. Notes
7.750%	06/15/21		100	94,000
SBA Communications Corp.,
Sr. Unsec’d. Notes, REIT
4.875%	09/01/24		235	241,463
Sr. Unsec’d. Notes, REIT, 144A
4.000%	10/01/22		16	16,020

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	12/21/25	198	$208,066
Schlumberger Investment SA,
Gtd. Notes
3.650%	12/01/23	98	103,171
Scientific Games International, Inc.,
Gtd. Notes
10.000%	12/01/22	180	197,550
Sr. Sec’d. Notes, 144A
7.000%	01/01/22	660	695,475
Scotts Miracle-Gro Co. (The),
Gtd. Notes
6.000%	10/15/23	420	444,675
Sealed Air Corp.,
Gtd. Notes, 144A
5.125%	12/01/24	282	301,740
5.250%	04/01/23	87	92,655
SemGroup Corp.,
Gtd. Notes, 144A
7.250%	03/15/26	74	75,665
SemGroup Corp./Rose Rock Finance Corp.,
Gtd. Notes
5.625%	07/15/22	21	20,738
5.625%	11/15/23	84	81,900
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC,
Gtd. Notes, 144A
5.875%	05/15/21	110	111,650
Sempra Energy,
Sr. Unsec’d. Notes
2.875%	10/01/22	153	152,799
3.250%	06/15/27	50	49,755
3.550%	06/15/24	300	307,454
Sensata Technologies BV,
Gtd. Notes, 144A
4.875%	10/15/23	324	338,580
5.000%	10/01/25	42	44,415
5.625%	11/01/24	222	243,923
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26	200	217,500
Service Corp. International,
Sr. Unsec’d. Notes
5.375%	01/15/22	300	307,125
5.375%	05/15/24	135	142,256
7.500%	04/01/27	300	361,500
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.750%	06/01/22	130	129,495
4.500%	06/01/47	45	49,200
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23	220	216,276
3.200%	09/23/26	180	175,995
Sierra Pacific Power Co.,
General Ref. Mortgage
2.600%	05/01/26	395	381,686

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Simon Property Group LP,
Sr. Unsec’d. Notes
3.300%	01/15/26		325	$325,676
3.375%	12/01/27		75	75,347
Sinclair Television Group, Inc.,
Gtd. Notes
5.375%	04/01/21		370	376,475
6.125%	10/01/22		85	87,550
Gtd. Notes, 144A
5.125%	02/15/27		25	24,781
5.625%	08/01/24		423	436,219
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.625%	05/15/23		75	76,594
5.000%	08/01/27		113	113,283
5.375%	04/15/25		130	135,363
6.000%	07/15/24		1,445	1,528,088
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
4.875%	07/31/24		330	334,950
SM Energy Co.,
Sr. Unsec’d. Notes
5.000%	01/15/24		124	119,583
5.625%	06/01/25	(a)	250	242,500
6.500%	11/15/21		125	126,563
Solera LLC/Solera Finance, Inc.,
Sr. Unsec’d. Notes, 144A
10.500%	03/01/24		205	230,621
Sonic Automotive, Inc.,
Gtd. Notes
6.125%	03/15/27		32	31,760
Sotheby’s,
Gtd. Notes, 144A
4.875%	12/15/25		130	127,888
South Carolina Electric & Gas Co.,
First Mortgage
5.300%	05/15/33		80	90,628
6.050%	01/15/38		100	124,988
Southern California Edison Co.,
First Ref. Mortgage
5.550%	01/15/36		150	184,928
Southern Co. Gas Capital Corp.,
Gtd. Notes
3.500%	09/15/21		180	184,094
4.400%	06/01/43		83	88,288
5.250%	08/15/19		150	155,993
5.875%	03/15/41		100	124,091
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes
8.000%	03/01/32		142	192,516
Southern Power Co.,
Sr. Unsec’d. Notes
4.950%	12/15/46		120	131,627
5.250%	07/15/43		15	16,959
Southwestern Energy Co.,
Sr. Unsec’d. Notes
4.100%	03/15/22	(a)	120	118,200
6.700%	01/23/25	(a)	680	706,350

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Southwestern Public Service Co.,
First Mortgage
3.700%	08/15/47		125	$127,910
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
2.950%	09/25/18		46	46,276
5.950%	09/25/43		38	46,212
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25		85	89,463
6.125%	12/15/24		330	349,388
Springleaf Finance Corp.,
Gtd. Notes
5.625%	03/15/23		228	228,502
7.750%	10/01/21		9	9,900
8.250%	12/15/20		129	141,900
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		1,387	1,574,245
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20		188	201,160
Sprint Corp.,
Gtd. Notes
7.250%	09/15/21		438	463,733
7.625%	02/15/25	(a)	2,411	2,525,523
7.875%	09/15/23		1,250	1,331,250
SPX FLOW, Inc.,
Gtd. Notes, 144A
5.625%	08/15/24		325	342,063
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28		130	130,300
6.000%	10/15/25		116	123,830
Staples, Inc.,
Gtd. Notes, 144A
8.500%	09/15/25		788	728,899
State Street Corp.,
Sub. Notes
3.100%	05/15/23		96	96,833
Station Casinos LLC,
Gtd. Notes, 144A
5.000%	10/01/25		61	61,305
Steel Dynamics, Inc.,
Gtd. Notes
5.000%	12/15/26		55	58,163
5.250%	04/15/23		165	169,950
5.500%	10/01/24		70	74,375
Sterigenics-Nordion Holdings LLC,
Sr. Unsec’d. Notes, 144A
6.500%	05/15/23		103	107,378
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes
6.125%	07/15/23		273	283,920
Gtd. Notes, 144A
5.125%	06/01/25		3	3,060
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
Gtd. Notes
5.500%	08/15/22		62	62,000

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
5.750%	04/15/25		92	$92,772
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.250%	04/01/24		350	356,816
4.650%	02/15/22		150	157,484
5.300%	04/01/44		215	212,183
5.350%	05/15/45		30	29,811
5.950%	12/01/25		119	132,880
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
5.500%	08/01/20		40	41,165
6.250%	04/15/21		75	77,963
SunTrust Banks, Inc.,
Jr. Sub. Notes
5.125%	12/15/27		165	161,721
Sr. Unsec’d. Notes
2.500%	05/01/19		65	65,244
SUPERVALU, Inc.,
Sr. Unsec’d. Notes
6.750%	06/01/21		254	253,048
7.750%	11/15/22	(a)	469	460,793
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
6.750%	07/01/25		20	18,900
Symantec Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	04/15/25		125	130,000
Synchrony Financial,
Sr. Unsec’d. Notes
3.950%	12/01/27		178	177,251
4.250%	08/15/24		210	217,740
Sysco Corp.,
Gtd. Notes
2.500%	07/15/21		65	64,824
Talen Energy Supply LLC,
Gtd. Notes
6.500%	06/01/25		125	100,938
Gtd. Notes, 144A
9.500%	07/15/22		100	102,500
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	09/15/24		95	97,494
5.500%	01/15/28		140	141,708
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23		288	284,760
5.125%	02/01/25		185	189,394
5.250%	05/01/23		65	66,463
6.750%	03/15/24		450	482,625
Gtd. Notes, 144A
5.000%	01/15/28		40	39,900
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.125%	02/15/28		200	261,730
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		150	171,581

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Team Health Holdings, Inc.,
Gtd. Notes, 144A
6.375%	02/01/25	(a)	197	$175,823
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20		100	105,247
TEGNA, Inc.,
Gtd. Notes
6.375%	10/15/23		175	183,313
Gtd. Notes, 144A
5.500%	09/15/24		275	288,406
Teleflex, Inc.,
Gtd. Notes
5.250%	06/15/24		25	26,063
Tempur Sealy International, Inc.,
Gtd. Notes
5.625%	10/15/23		520	540,800
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
5.125%	05/01/25	(a)	240	234,000
7.500%	01/01/22		165	173,250
Sr. Sec’d. Notes
4.500%	04/01/21		504	506,520
Sr. Sec’d. Notes, 144A
4.625%	07/15/24		158	154,050
Sr. Unsec’d. Notes
6.750%	02/01/20		22	22,220
6.750%	06/15/23	(a)	1,908	1,850,760
8.125%	04/01/22		539	548,433
Sr. Unsec’d. Notes, 144A
7.000%	08/01/25	(a)	124	116,560
Tenneco, Inc.,
Gtd. Notes
5.000%	07/15/26		85	87,125
Terex Corp.,
Gtd. Notes, 144A
5.625%	02/01/25		118	123,310
Terraform Global Operating LLC,
Gtd. Notes, 144A
9.750%	08/15/22		90	99,563
TerraForm Power Operating LLC,
Gtd. Notes, 144A
4.250%	01/31/23		91	90,318
5.000%	01/31/28		115	113,850
6.625%	06/15/25		75	81,750
Tesla, Inc.,
Gtd. Notes, 144A
5.300%	08/15/25	(a)	177	169,035
Texas Competitive Electric Holdings Co. LLC, Escrow Shares,
Notes^
0.000%(p)	12/30/18		165	413
0.000%(p)	10/10/99		725	1,813
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
2.800%	10/15/22		185	183,817
Texas Gas Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.500%	02/01/21		295	307,236

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.200%	08/15/27		100	$99,115
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.125%	02/15/21		300	308,935
Time Warner Entertainment Co. LP,
Sr. Sec’d. Notes
8.375%	07/15/33		340	467,805
Time Warner, Inc.,
Gtd. Notes
3.550%	06/01/24		300	303,296
3.800%	02/15/27		180	179,830
4.750%	03/29/21		100	106,440
T-Mobile USA, Inc.,
Gtd. Notes
6.375%	03/01/25		1,193	1,276,510
6.500%	01/15/24		285	302,100
6.500%	01/15/26		630	687,488
Toll Brothers Finance Corp.,
Gtd. Notes
4.875%	11/15/25		40	41,800
5.625%	01/15/24		25	27,438
Tosco Corp.,
Gtd. Notes
7.800%	01/01/27		100	132,431
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25		260	269,707
TransDigm, Inc.,
Gtd. Notes
5.500%	10/15/20		85	86,063
6.375%	06/15/26		42	42,420
6.500%	07/15/24		467	478,675
6.500%	05/15/25		218	222,905
Transocean Proteus Ltd.,
Sr. Sec’d. Notes, 144A
6.250%	12/01/24		158	165,178
Transocean, Inc.,
Gtd. Notes
5.800%	10/15/22		43	42,355
6.800%	03/15/38	(a)	272	218,280
7.500%	04/15/31		43	38,055
9.350%	12/15/41		87	84,173
Gtd. Notes, 144A
7.500%	01/15/26		123	125,958
9.000%	07/15/23		328	354,650
TreeHouse Foods, Inc.,
Gtd. Notes, 144A
6.000%	02/15/24		365	379,600
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.,
Gtd. Notes, 144A
5.375%	09/01/25		264	273,240
Triumph Group, Inc.,
Gtd. Notes
4.875%	04/01/21	(a)	320	314,400
5.250%	06/01/22		140	137,200
Gtd. Notes, 144A
7.750%	08/15/25		120	127,350

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Tronox Finance PLC,
Gtd. Notes, 144A
5.750%	10/01/25	44	$45,210
Tutor Perini Corp.,
Gtd. Notes, 144A
6.875%	05/01/25	189	203,175
Tyson Foods, Inc.,
Gtd. Notes
4.875%	08/15/34	220	247,910
Sr. Unsec’d. Notes
4.550%	06/02/47	42	45,743
Ultra Resources, Inc.,
Gtd. Notes, 144A
6.875%	04/15/22	406	407,015
7.125%	04/15/25	133	132,668
Union Pacific Corp.,
Sr. Unsec’d. Notes
5.375%	06/01/33	250	300,686
Unit Corp.,
Gtd. Notes
6.625%	05/15/21	186	187,395
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.300%	02/15/27	85	89,941
United Airlines 2014-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.750%	03/03/28	177	183,168
United Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.100%	01/07/30	60	59,850
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30	250	245,188
United Continental Holdings, Inc.,
Gtd. Notes
4.250%	10/01/22	83	83,519
5.000%	02/01/24	165	167,269
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
2.800%	11/15/24	245	246,089
United Rentals North America, Inc.,
Gtd. Notes
4.625%	10/15/25	59	59,443
4.875%	01/15/28	140	140,700
5.500%	05/15/27	40	42,100
5.750%	11/15/24	1,035	1,089,338
5.875%	09/15/26	40	42,800
United States Steel Corp.,
Sr. Sec’d. Notes, 144A
8.375%	07/01/21	70	75,985
United Technologies Corp.,
Sr. Unsec’d. Notes
3.750%	11/01/46	140	140,223
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	02/15/23	29	29,057
2.875%	03/15/22	55	55,677
3.100%	03/15/26	110	110,813
3.750%	07/15/25	100	105,402

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
3.950%	10/15/42		130	$135,126
4.625%	07/15/35		100	116,458
4.700%	02/15/21		95	101,018
5.800%	03/15/36		100	130,033
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
Gtd. Notes, REIT
8.250%	10/15/23	(a)	330	317,213
Sr. Sec’d. Notes, REIT, 144A
6.000%	04/15/23		352	344,960
Univar USA, Inc.,
Gtd. Notes, 144A
6.750%	07/15/23		60	62,700
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	05/15/23		135	134,663
5.125%	02/15/25		40	38,950
6.750%	09/15/22		14	14,543
US Concrete, Inc.,
Gtd. Notes
6.375%	06/01/24		121	129,773
USIS Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	05/01/25		47	47,470
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.625%	12/01/21		45	43,988
5.875%	05/15/23		2,857	2,649,868
6.125%	04/15/25		268	245,220
6.750%	08/15/21		113	113,848
7.250%	07/15/22	(a)	616	622,930
7.500%	07/15/21		83	84,453
9.000%	12/15/25		113	117,769
Sr. Sec’d. Notes, 144A
5.500%	11/01/25		220	223,850
6.500%	03/15/22		59	61,950
7.000%	03/15/24		476	509,320
Valero Energy Corp.,
Gtd. Notes
7.500%	04/15/32		30	40,429
Valvoline, Inc.,
Gtd. Notes
4.375%	08/15/25		166	167,660
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A
5.750%	07/15/25		95	100,225
Ventas Realty LP,
Gtd. Notes, REIT
3.750%	05/01/24		270	277,221
3.850%	04/01/27		195	198,592
VEREIT Operating Partnership LP,
Gtd. Notes, REIT
4.600%	02/06/24		399	417,230
VeriSign, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25		13	14,154
Veritas US, Inc./Veritas Bermuda Ltd.,
Sr. Sec’d. Notes, 144A
7.500%	02/01/23		200	209,500

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.946%	03/15/22		165	$166,005
3.125%	03/16/22		132	133,836
3.500%	11/01/24		135	137,420
4.125%	03/16/27		165	172,048
4.125%	08/15/46		270	249,427
4.272%	01/15/36		725	721,231
4.400%	11/01/34		283	288,388
4.500%	08/10/33		2,320	2,433,285
4.672%	03/15/55		66	63,719
5.012%	08/21/54		55	56,319
Versum Materials, Inc.,
Gtd. Notes, 144A
5.500%	09/30/24		65	69,550
Vertiv Group Corp.,
Sr. Unsec’d. Notes, 144A
9.250%	10/15/24		422	450,485
Viacom, Inc.,
Jr. Sub. Notes
5.875%	02/28/57		50	49,188
6.250%	02/28/57		35	34,169
Sr. Unsec’d. Notes
3.875%	04/01/24		93	92,788
4.375%	03/15/43		165	142,838
6.875%	04/30/36		150	170,199
ViaSat, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	09/15/25		40	40,300
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.950%	01/15/22		325	329,004
Vista Outdoor, Inc.,
Gtd. Notes
5.875%	10/01/23	(a)	550	528,000
VMware, Inc.,
Sr. Unsec’d. Notes
2.950%	08/21/22		125	124,651
Voya Financial, Inc.,
Gtd. Notes
3.125%	07/15/24		180	178,381
3.650%	06/15/26		127	128,436
Vulcan Materials Co.,
Sr. Unsec’d. Notes
4.500%	06/15/47		45	45,945
Wabash National Corp.,
Gtd. Notes, 144A
5.500%	10/01/25		149	150,118
Walgreen Co.,
Gtd. Notes
4.400%	09/15/42		100	100,264
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
4.500%	11/18/34		127	132,609
Weatherford International Ltd.,
Gtd. Notes
4.500%	04/15/22		100	90,500
6.500%	08/01/36		93	76,493
6.750%	09/15/40		25	20,500

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
7.000%	03/15/38		55	$46,200
9.875%	02/15/24		28	29,750
Welbilt, Inc.,
Gtd. Notes
9.500%	02/15/24		175	199,281
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25		78	82,290
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.500%	03/04/21		89	88,959
3.069%	01/24/23		1,160	1,168,705
Sr. Unsec’d. Notes, MTN
3.300%	09/09/24	(a)	200	203,102
3.584%	05/22/28		115	117,238
Sub. Notes
5.375%	11/02/43		150	178,619
Sub. Notes, GMTN
4.900%	11/17/45		105	118,837
Sub. Notes, MTN
3.450%	02/13/23		475	484,047
4.100%	06/03/26		724	759,202
4.400%	06/14/46		210	221,475
4.750%	12/07/46		105	117,352
Welltower, Inc.,
Sr. Unsec’d. Notes, REIT
4.000%	06/01/25		100	103,405
4.500%	01/15/24		227	242,571
WESCO Distribution, Inc.,
Gtd. Notes
5.375%	06/15/24		110	113,025
West Street Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	09/01/25		20	20,050
Western Digital Corp.,
Gtd. Notes
10.500%	04/01/24		680	787,950
Sr. Sec’d. Notes, 144A
7.375%	04/01/23		781	842,504
Western Gas Partners LP,
Sr. Unsec’d. Notes
3.950%	06/01/25		160	159,982
5.375%	06/01/21		121	128,307
5.450%	04/01/44		70	74,383
Westlake Chemical Corp.,
Gtd. Notes
3.600%	07/15/22		100	101,839
4.375%	11/15/47		60	62,311
Whiting Petroleum Corp.,
Gtd. Notes
5.000%	03/15/19		135	138,443
5.750%	03/15/21	(a)	469	481,311
6.250%	04/01/23		7	7,184
Sr. Unsec’d. Notes, 144A
6.625%	01/15/26		71	72,420
WildHorse Resource Development Corp.,
Gtd. Notes
6.875%	02/01/25		145	148,263

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.700%	01/15/23	95	$94,525
5.750%	06/24/44	90	96,075
7.500%	01/15/31	7	8,558
7.750%	06/15/31	49	60,393
Williams Partners LP,
Sr. Unsec’d. Notes
3.900%	01/15/25	313	319,003
4.000%	09/15/25	135	138,134
Windstream Services LLC/Windstream Finance Corp.,
Gtd. Notes
6.375%	08/01/23	10	6,100
Gtd. Notes, 144A
6.375%	08/01/23	34	20,400
8.750%	12/15/24	2,196	1,534,455
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
3.650%	12/15/42	44	44,381
WMG Acquisition Corp.,
Gtd. Notes, 144A
6.750%	04/15/22	79	82,555
Sr. Sec’d. Notes, 144A
4.875%	11/01/24	25	25,750
5.000%	08/01/23	160	165,600
5.625%	04/15/22	303	312,090
WP Carey, Inc.,
Sr. Unsec’d. Notes
4.600%	04/01/24	200	208,931
WPX Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	01/15/22	465	485,925
7.500%	08/01/20	101	109,333
8.250%	08/01/23	25	28,375
WR Grace & Co.,
Gtd. Notes, 144A
5.625%	10/01/24	40	43,150
WW Grainger, Inc.,
Sr. Unsec’d. Notes
4.600%	06/15/45	100	109,458
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.500%	03/01/25	750	772,500
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
6.500%	07/01/36	140	189,127
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.125%	09/01/23	30	31,725
6.500%	06/15/22	645	673,219
Xylem, Inc.,
Sr. Unsec’d. Notes
4.375%	11/01/46	70	75,023
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.000%	04/01/23	790	822,825
Gtd. Notes, 144A
5.750%	01/15/27	187	190,740

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
			$311,002,098

Venezuela — 0.0%
Petroleos de Venezuela SA,
Gtd. Notes
5.375%(d)	04/12/27	615	142,941
5.500%(d)	04/12/37	70	16,625
6.000%(d)	11/15/26	398	87,161
9.000%(d)	11/17/21	130	36,075
9.750%(d)	05/17/35	170	45,645
12.750%	02/17/22	160	44,383
Sr. Sec’d. Notes
8.500%	10/27/20	135	110,025

			482,855

TOTAL CORPORATE BONDS (cost $391,757,121)			395,913,128

MUNICIPAL BONDS — 0.0%
California — 0.0%
City of Los Angeles Department of Airports,
Revenue Bonds, BABs
6.582%	05/15/39	90	119,296
New York — 0.0%
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	195	225,172
5.647%	11/01/40	45	59,023

			284,195

TOTAL MUNICIPAL BONDS (cost $364,053)			403,491

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.2%
Adjustable Rate Mortgage Trust,
Series 2004-5, Class 2A1
3.617%(cc)	04/25/35	1,072	1,088,867
Alternative Loan Trust,
Series 2004-25CB, Class A1
6.000%	12/25/34	1,495	1,537,236
Series 2004-24CB, Class 2A1
5.000%	11/25/19	91	90,994
Series 2004-27CB, Class A1
6.000%	12/25/34	594	597,480
Series 2004-32CB, Class 2A5
5.500%	02/25/35	454	460,706
Series 2004-J5, Class 2A1, 1 Month LIBOR + 0.680%
2.232%(c)	08/25/34	67	67,244
Series 2005-21CB, Class A17
6.000%	06/25/35	928	930,706
Series 2005-64CB, Class 1A15
5.500%	12/25/35	892	888,682
Series 2005-J1, Class 6A1
5.000%	02/25/20	323	324,201
Series 2005-J3, Class 3A1
6.500%	09/25/34	80	79,613
Banc of America Alternative Loan Trust,
Series 2006-5, Class 3A1

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.000%	06/25/46	134	$132,945
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-2, Class 11A
3.750%(cc)	05/25/34	370	367,231
Series 2004-9, Class 22A1
3.869%(cc)	11/25/34	325	326,595
Series 2005-6, Class 1A1
3.670%(cc)	08/25/35	327	323,308
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-AC5, Class A2, 1 Month LIBOR + 0.400%
1.952%(c)	10/25/34	246	214,489
Series 2005-AC6, Class 1A2, IO, 1 Month LIBOR x (1) + 5.000%
3.448%(c)	09/25/35	2,020	178,290
Bear Stearns Asset-Backed Securities Trust,
Series 2004-AC1, Class A2, 1 Month LIBOR + 0.500%
2.052%(c)	03/25/34	450	439,596
CHL Mortgage Pass-Through Trust,
Series 2005-31, Class 3A1
3.536%(cc)	01/25/36	1,015	992,658
Series 2006-HYB1, Class 2A2C
3.197%(cc)	03/20/36	894	819,578
Series 2006-HYB2, Class 2A1B
3.276%(cc)	04/20/36	1,625	1,496,263
Citigroup Mortgage Loan Trust,
Series 2005-11, Class A2A, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.400%
3.630%(c)	10/25/35	706	712,621
Series 2006-4, Class 2A1A
6.000%	12/25/35	1,353	1,321,339
Citigroup Mortgage Loan Trust, Inc.,
Series 2003-1, Class 3A5
5.250%	09/25/33	411	413,236
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-9, Class A7
5.250%	06/25/34	217	220,760
Series 2004-25, Class 2A1, 1 Month LIBOR + 0.680%
2.232%(c)	02/25/35	423	409,616
Series 2004-J3, Class A7
5.500%	05/25/34	107	108,809
Series 2005-HYB1, Class 4A1
3.389%(cc)	03/25/35	289	277,884
Series 2005-HYB3, Class 2A2A
3.415%(cc)	06/20/35	1,352	1,361,382
Series 2006-10, Class 1A11
5.850%	05/25/36	136	116,121
Series 2006-15, Class A1
6.250%	10/25/36	183	157,552
Series 2006-18, Class 2A7
6.000%	12/25/36	272	244,185
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates,
Series 2005-10, Class 1A1
5.000%	11/25/20	190	170,569
Series 2005-10, Class 12A1
5.250%	11/25/20	19	17,246
Fannie Mae Grantor Trust,
Series 2002-T12, Class A3
7.500%	05/25/42	184	216,809

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2002-T19, Class A2
7.000%	07/25/42	314	$357,339
Fannie Mae Interest Strip,
Series 417, Class C11, IO
2.500%	02/25/28	2,423	183,452
Fannie Mae REMIC Trust,
Series 2002-W10, Class A4
5.700%	08/25/42	808	882,443
Series 2003-W10, Class 3A5
4.299%	06/25/43	543	564,147
Series 2004-W11, Class 1A1
6.000%	05/25/44	523	601,116
Series 2004-W11, Class 1PO, PO
5.760%(s)	05/25/44	384	297,000
Series 2004-W12, Class 1A2
6.500%	07/25/44	338	386,014
Series 2004-W12, Class 1PO, PO
3.238%(s)	07/25/44	546	472,572
Series 2009-W1, Class A
6.000%	12/25/49	252	282,975
Fannie Mae REMICS,
Series 2010-10, Class NT
5.000%	02/25/40	1,450	1,581,252
Series 2011-52, Class GB
5.000%	06/25/41	507	548,505
Series 2001-63, Class TC
6.000%	12/25/31	266	294,769
Series 2011-84, Class PZ
5.250%	09/25/41	418	491,661
Series 2003-49, Class YC
4.000%	06/25/23	147	150,645
Series 2003-78, Class B
5.000%	08/25/23	386	406,484
Series 2004-35, Class AZ
4.500%	05/25/34	505	538,690
Series 2004-70, Class EB
5.000%	10/25/24	65	68,224
Series 2006-8, Class FH, 1 Month LIBOR + 0.250%
1.802%(c)	03/25/36	566	563,013
Series 2006-44, Class P, PO
3.674%(s)	12/25/33	53	44,997
Series 2006-77, Class PC
6.500%	08/25/36	97	108,350
Series 2006-118, Class A2, 1 Month LIBOR + 0.060%
1.388%(c)	12/25/36	67	66,348
Series 2007-109, Class YI, IO, 1 Month LIBOR x (1) + 6.450%
4.898%(c)	12/25/37	624	68,772
Series 2008-85, Class EB
5.000%	09/25/28	54	57,142
Series 2010-111, Class AE
5.500%	04/25/38	1	1,404
Series 2012-13, Class JP
4.500%	02/25/42	179	187,111
Series 2012-79, Class TP
6.500%	07/25/42	171	188,685
Series 2013-4, Class AJ
3.500%	02/25/43	559	572,065

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2013-13, Class IK, IO
2.500%	03/25/28	1,845	$155,762
Series 2013-31, Class NC
3.000%	04/25/43	554	545,674
Series 2013-83, Class CA
3.500%	10/25/37	449	457,558
Series 2016-38, Class NA
3.000%	01/25/46	1,849	1,861,826
Fannie Mae Trust,
Series 2003-W3, Class 2A5
5.356%	06/25/42	227	248,230
Series 2003-W6, Class 1A41
5.398%	10/25/42	444	482,738
Series 2003-W6, Class F, 1 Month LIBOR + 0.350%
1.678%(c)	09/25/42	511	508,040
Series 2004-W1, Class 1A7
5.681%	11/25/43	836	891,178
Series 2004-W9, Class 1PO, PO
3.058%(s)	02/25/44	488	421,818
FHLMC Structured Pass-Through Securities,
Series T-48, Class 1A4
5.538%	07/25/33	596	642,789
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR7, Class 4A1
3.489%(cc)	02/25/35	241	240,324
Series 2006-2, Class 1A3
6.000%	08/25/36	284	253,133
Freddie Mac Reference REMIC,
Series R007, Class ZA
6.000%	05/15/36	737	818,961
Freddie Mac REMICS,
Series 2121, Class C
6.000%	02/15/29	244	266,762
Series 2768, Class PK
5.000%	03/15/34	117	126,273
Series 2846, Class GB
5.000%	08/15/24	444	470,394
Series 2877, Class PB
5.500%	10/15/34	880	956,923
Series 2902, Class QG
5.500%	12/15/34	174	192,259
Series 3158, Class NE
5.500%	05/15/36	193	213,877
Series 3187, Class Z
5.000%	07/15/36	369	399,855
Series 3443, Class PT
6.500%	03/15/37	588	658,884
Series 3704, Class DC
4.000%	11/15/36	156	158,946
Series 3816, Class HN
4.500%	01/15/41	485	511,789
Series 3819, Class JP
4.000%	08/15/39	50	49,513
Series 3827, Class BM
5.500%	08/15/39	486	509,825
Series 3829, Class BE
3.500%	03/15/26	1,000	1,033,935
Series 3920, Class LP

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.000%	01/15/34	305	$326,671
Series 4054, Class HI, IO
3.000%	05/15/26	1,805	108,439
Series 4168, Class JA
3.500%	02/15/43	291	293,913
Series 4304, Class DW
2.500%	12/15/27	3,000	2,902,498
Series 4374, Class NC
3.750%(cc)	02/15/46	770	786,264
Freddie Mac Strips,
Series 279, Class 35
3.500%	09/15/42	758	784,199
Series 304, Class C32, IO
3.000%	12/15/27	1,313	105,563
Fremont Home Loan Trust,
Series 2004-A, Class M1, 1 Month LIBOR + 0.825%
2.377%(c)	01/25/34	1,532	1,515,969
Government National Mortgage Assoc.,
Series 2003-34, Class PM
4.000%	04/20/33	385	404,590
Series 2004-19, Class KE
5.000%	03/16/34	758	818,527
Series 2005-3, Class QB
5.000%	01/16/35	250	269,452
Series 2008-38, Class BG
5.000%	05/16/38	360	394,620
Series 2011-22, Class WA
5.927%(cc)	02/20/37	316	353,848
Series 2012-80, Class IB, IO, 1 Month LIBOR x (1) + 6.800%
0.300%(c)	10/20/39	8,722	41,808
Series 2012-H24, Class FG, 1 Month LIBOR + 0.430%
1.673%(c)	04/20/60	176	175,947
Series 2012-H31, Class FD, 1 Month LIBOR + 0.340%
1.583%(c)	12/20/62	698	694,280
Series 2013-H04, Class BA
1.650%	02/20/63	665	658,365
Series 2013-H05, Class FB, 1 Month LIBOR + 0.400%
1.643%(c)	02/20/62	326	325,655
Series 2017-H23, Class FA, 1 Month LIBOR + 0.480%
1.723%(c)	10/20/67	1,785	1,784,562
GSR Mortgage Loan Trust,
Series 2004-14, Class 5A1
3.612%(cc)	12/25/34	370	378,914
Homestar Mortgage Acceptance Corp.,
Series 2004-4, Class A3, 1 Month LIBOR + 1.100%
2.652%(c)	09/25/34	198	196,871
Impac CMB Trust,
Series 2004-4, Class 1A2, 1 Month LIBOR + 0.620%
2.172%(c)	09/25/34	1,377	1,373,056
Series 2005-8, Class 1AM, 1 Month LIBOR + 0.700%
2.252%(c)	02/25/36	1,448	1,324,932
Series 2004-5, Class 1M3, 1 Month LIBOR + 0.945%
2.497%(c)	10/25/34	260	245,954
Series 2004-9, Class 1A1, 1 Month LIBOR + 0.760%
2.312%(c)	01/25/35	991	976,141
Series 2004-10, Class 3A1, 1 Month LIBOR + 0.700%
2.252%(c)	03/25/35	640	606,057

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-4, Class 1A1A, 1 Month LIBOR + 0.540%
2.092%(c)	05/25/35	285	$285,216
Series 2007-A, Class M3, 1 Month LIBOR + 2.250%, 144A
3.802%(c)	05/25/37	1,177	969,500
JPMorgan Mortgage Trust,
Series 2004-A6, Class 3A3
3.400%(cc)	12/25/34	250	250,356
Series 2005-A3, Class 4A1
3.664%(cc)	06/25/35	194	196,454
Series 2005-A8, Class 2A3
3.430%(cc)	11/25/35	278	269,103
Series 2006-S2, Class 2A1
5.000%	06/25/21	66	62,688
Series 2007-A1, Class 3A2
3.640%(cc)	07/25/35	685	696,218
Series 2007-S3, Class 2A3
6.000%	08/25/22	177	180,508
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A7
3.465%(cc)	11/21/34	248	253,934
MASTR Alternative Loan Trust,
Series 2004-6, Class 8A1
5.500%	07/25/34	1,157	1,185,398
Series 2005-3, Class 4A1
5.500%	03/25/20	59	59,835
Series 2005-6, Class 1A2
5.500%	12/25/35	545	522,514
MASTR Asset Securitization Trust,
Series 2003-11, Class 8A1
5.500%	12/25/33	209	212,519
Merrill Lynch Mortgage Investors Trust,
Series 2003-A, Class 2A1, 1 Month LIBOR + 0.780%
2.332%(c)	03/25/28	242	240,027
Series 2003-F, Class A1, 1 Month LIBOR + 0.640%
2.192%(c)	10/25/28	254	249,455
Series 2004-B, Class A1, 1 Month LIBOR + 0.500%
2.052%(c)	05/25/29	222	216,849
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 3A5
3.384%(cc)	07/25/34	155	154,907
Series 2004-5AR, Class 4A
3.530%(cc)	07/25/34	416	409,694
Series 2006-7, Class 1A
5.000%	06/25/21	106	92,169
MortgageIT Trust 2005-2,
Series 2005-2, Class 1A2, 1 Month LIBOR + 0.660%
2.212%(c)	05/25/35	428	424,529
Opteum Mortgage Acceptance Corp. Trust,
Series 2006-1, Class 1APT, 1 Month LIBOR + 0.210%
1.762%(c)	04/25/36	238	225,384
Residential Asset Securitization Trust,
Series 2004-A3, Class A7
5.250%	06/25/34	334	342,894
Residential Funding Mortgage Securities I,
Series 2003-S14, Class A5, 1 Month LIBOR + 0.400%
1.952%(c)	07/25/18	15	15,020
Series 2005-S9, Class A5
5.750%	12/25/35	204	194,359

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-S9, Class 2A1
5.500%	09/25/22	13	$12,903
Sequoia Mortgage Trust,
Series 2007-3, Class 1A1, 1 Month LIBOR + 0.200%
1.701%(c)	07/20/36	677	644,753
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 9A
3.440%(cc)	09/25/34	589	595,651
Series 2004-8, Class 3A
3.466%(cc)	07/25/34	423	422,194
Series 2004-9XS, Class A, 1 Month LIBOR + 0.370%
1.922%(c)	07/25/34	438	439,619
Structured Asset Mortgage Investments II Trust,
Series 2003-AR4, Class A1, 1 Month LIBOR + 0.700%
2.195%(c)	01/19/34	617	601,492
Structured Asset Mortgage Investments Trust,
Series 2004-AR1, Class 1A1, 1 Month LIBOR + 0.700%
2.195%(c)	03/19/34	701	692,528
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-26A, Class 3A5
3.388%(cc)	09/25/33	405	407,769
WaMu Mortgage Pass-Through Certificates Trust,
Series 2003-S5, Class 2A
5.000%	06/25/18	12	12,349
Series 2005-AR3, Class A2
3.078%(cc)	03/25/35	500	506,170
Series 2005-AR7, Class A3
3.255%(cc)	08/25/35	271	272,234
Series 2006-AR17, Class 1A1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.810%
1.812%(c)	12/25/46	1,149	1,127,513
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-2, Class 1A12
5.750%	03/25/36	289	283,584
Wells Fargo Mortgage-Backed Securities Trust,
Series 2003-G, Class A1
3.365%(cc)	06/25/33	784	791,610
Series 2003-H, Class A1
3.592%(cc)	09/25/33	95	96,483
Series 2003-N, Class 2A1
3.591%(cc)	12/25/33	405	407,101
Series 2004-DD, Class 2A6
3.581%(cc)	01/25/35	702	721,086
Series 2004-R, Class 2A1
3.621%(cc)	09/25/34	191	196,567
Series 2004-W, Class A1
3.710%(cc)	11/25/34	389	391,489
Series 2005-AR4, Class 2A2
3.422%(cc)	04/25/35	219	219,504
Series 2006-AR6, Class 7A1
3.633%(cc)	03/25/36	391	396,037
Series 2007-2, Class 3A5
5.250%	03/25/37	141	143,818
Series 2007-7, Class A43, 1 Month LIBOR + 0.500%
2.052%(c)	06/25/37	76	64,580
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $75,090,005)			75,150,911

Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS — 1.9%
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes
9.500%	11/12/25	800	$921,346
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
6.875%	04/22/21	1,100	1,197,899
7.125%	06/28/2117	659	679,100
8.280%	12/31/33	526	619,876
Sr. Unsec’d. Notes, 144A
7.125%	06/28/2117	210	216,405
Armenia International Bond (Armenia),
Sr. Unsec’d. Notes
7.150%	03/26/25	400	455,831
Azerbaijan International Bond (Azerbaijan),
Sr. Unsec’d. Notes
4.750%	03/18/24	200	206,459
Bahrain Government International Bond (Bahrain),
Sr. Unsec’d. Notes
5.875%	01/26/21	200	206,163
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes
4.854%	02/06/24	250	270,718
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
5.000%	01/27/45	950	885,400
6.000%	04/07/26	400	447,000
8.250%	01/20/34	250	327,500
Cameroon International Bond (Cameroon),
Sr. Unsec’d. Notes
9.500%	11/19/25	200	239,999
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.875%	04/25/27	600	610,800
4.500%	01/28/26	200	213,300
5.000%	06/15/45	800	846,000
7.375%	09/18/37	300	405,300
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes
4.250%	01/26/23	200	194,999
4.375%	04/30/25	200	192,999
7.000%	04/04/44	400	412,919
7.158%	03/12/45	600	629,999
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
6.000%	01/26/24	740	843,659
6.375%	03/24/21	200	219,799
6.625%	07/14/20	500	544,509
6.750%	11/05/19	200	214,639
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
5.500%	01/27/25	250	264,688
5.875%	04/18/24	470	506,011
6.875%	01/29/26	500	570,779
7.450%	04/30/44	500	596,249
7.500%	05/06/21	430	469,238

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
7.950%	06/20/24		245	$260,313
8.750%	06/02/23		200	221,249
9.650%	12/13/26		200	229,499
10.750%	03/28/22		400	467,499
Sr. Unsec’d. Notes, 144A
8.875%	10/23/27		1,000	1,099,999
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes
5.875%	06/11/25		400	403,774
Sr. Unsec’d. Notes, MTN
7.500%	01/31/27		400	442,119
8.500%	01/31/47		300	344,429
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes
5.875%	01/30/25		80	80,399
6.375%	01/18/27		76	77,329
7.625%	02/01/41		550	596,749
7.650%	06/15/35		460	498,599
7.750%	01/24/23		250	274,218
8.250%	04/10/32		348	399,713
Ethiopia International Bond (Ethiopia),
Sr. Unsec’d. Notes
6.625%	12/11/24		200	209,499
Gabon Government International Bond (Gabon),
Bonds
6.375%	12/12/24		400	405,437
Ghana Government International Bond (Ghana),
Bank Gtd. Notes
10.750%	10/14/30		300	412,673
Sr. Unsec’d. Notes
8.125%	01/18/26		440	488,875
Honduras Government International Bond (Honduras),
Sr. Unsec’d. Notes
7.500%	03/15/24		400	446,999
8.750%	12/16/20		200	224,089
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	02/21/23		240	267,000
5.375%	03/25/24		510	576,922
5.750%	11/22/23		1,360	1,555,359
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
6.625%	02/17/37		700	895,708
Sr. Unsec’d. Notes, MTN
4.125%	01/15/25		300	311,451
5.875%	01/15/24		200	227,422
6.750%	01/15/44		200	265,817
Indonesia Treasury Bond (Indonesia),
Sr. Unsec’d. Notes
7.000%	05/15/27	IDR	11,100,000	857,402
Instituto Costarricense de Electricidad (Costa Rica),
Sr. Unsec’d. Notes
6.375%	05/15/43		200	184,403
Iraq International Bond (Iraq),
Sr. Unsec’d. Notes
6.752%	03/09/23		200	204,515
Unsec’d. Notes
5.800%	01/15/28		600	578,723

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
5.750%	12/31/32		386	$385,196
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
6.750%	04/28/28		200	226,500
8.000%	06/24/19		67	69,931
8.000%	03/15/39		800	980,568
Jordan Government International Bond (Jordan),
Sr. Unsec’d. Notes
6.125%	01/29/26		300	308,625
Sr. Unsec’d. Notes, 144A
7.375%	10/10/47		200	208,373
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes
3.875%	10/14/24		251	260,704
4.875%	10/14/44		300	322,531
Sr. Unsec’d. Notes, MTN
5.125%	07/21/25		200	222,695
6.500%	07/21/45		200	256,607
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes
6.875%	06/24/24		800	851,167
Lebanon Government International Bond (Lebanon),
Sr. Unsec’d. Notes
5.150%	06/12/18		205	204,449
Sr. Unsec’d. Notes, GMTN
5.450%	11/28/19		688	682,565
6.375%	03/09/20		670	669,455
6.600%	11/27/26		535	509,588
6.650%	02/26/30		670	616,818
Sr. Unsec’d. Notes, MTN
8.250%	04/12/21		842	876,943
Mexican Bonos (Mexico),
Bonds
7.500%	06/03/27	MXN	4,000	201,083
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.000%	10/02/23		930	973,245
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/2110		50	53,250
Sr. Unsec’d. Notes, MTN
3.625%	03/15/22		100	103,900
5.550%	01/21/45		650	731,250
Mongolia Government International Bond (Mongolia),
Sr. Unsec’d. Notes, MTN
8.750%	03/09/24		200	230,313
10.875%	04/06/21		200	234,844
Sr. Unsec’d. Notes, MTN, 144A
8.750%	03/09/24		200	230,314
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes
5.500%	12/11/42		200	226,619
Namibia International Bonds (Namibia),
Sr. Unsec’d. Notes
5.250%	10/29/25		600	611,339
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes, MTN, 144A
6.500%	11/28/27		200	208,405
7.625%	11/28/47		400	428,987

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (continued)
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
4.750%	06/15/26	800	$776,470
5.375%	03/08/27	300	302,623
6.500%	03/08/47	800	801,159
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes
7.250%	04/15/19	800	828,167
8.250%	04/15/24	500	551,293
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.500%	05/15/47	700	753,550
6.700%	01/26/36	250	332,750
8.875%	09/30/27	163	236,350
9.375%	04/01/29	320	484,800
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes
5.000%	04/15/26	200	214,999
6.100%	08/11/44	600	683,999
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
8.750%	11/21/33	152	239,400
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
7.750%	01/14/31	500	712,920
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes
9.950%	06/09/21	810	938,272
Provincia de Cordoba (Argentina),
Sr. Unsec’d. Notes
7.125%	06/10/21	150	161,993
7.450%	09/01/24	300	328,089
Provincia de Mendoza Argentina (Argentina),
Sr. Unsec’d. Notes
8.375%	05/19/24	300	334,517
Republic of Angola Via Northern Lights III BV (Angola),
Sr. Sec’d. Notes
7.000%	08/17/19	109	112,520
Republic of Belarus International Bond (Belarus),
Sr. Unsec’d. Notes
6.875%	02/28/23	600	645,347
8.950%	01/26/18	200	200,379
Sr. Unsec’d. Notes, 144A
6.875%	02/28/23	400	430,232
7.625%	06/29/27	400	446,000
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, MTN
4.375%	08/22/23	250	267,750
4.875%	01/22/24	200	220,000
6.125%	01/22/44	330	425,641
6.750%	02/07/22	312	357,240
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes
4.875%	09/16/23	400	432,947
5.875%	09/16/43	600	695,879
Senegal Government International Bond (Senegal),
Unsec’d. Notes, 144A
6.250%	05/23/33	220	232,200

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
4.875%	02/25/20		200	$207,499
7.250%	09/28/21		800	914,619
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.300%	10/12/28		200	192,950
5.000%	10/12/46		400	378,400
5.500%	03/09/20		200	209,944
5.875%	05/30/22		300	327,600
6.250%	03/08/41		100	111,220
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
6.250%	10/04/20		500	526,693
6.250%	07/27/21		300	319,192
6.850%	11/03/25		500	551,622
Sr. Unsec’d. Notes, 144A
6.200%	05/11/27		200	211,164
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.750%	03/22/24		200	211,637
6.000%	01/14/41		400	404,310
7.375%	02/05/25		650	748,501
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
— %(p)	05/31/40		78	42,915
7.750%	09/01/20		850	900,080
7.750%	09/01/21		200	212,887
7.750%	09/01/23		200	212,159
7.750%	09/01/24		300	315,689
7.750%	09/01/25		522	544,456
Sr. Unsec’d. Notes, 144A
7.375%	09/25/32		400	393,155
Ukreximbank Via Biz Finance PLC (Ukraine),
Sr. Unsec’d. Notes
9.750%	01/22/25		200	215,999
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
5.100%	06/18/50		900	999,000
7.625%	03/21/36		100	142,480
7.875%	01/15/33		350	501,375
Sr. Unsec’d. Notes, 144A
8.500%	03/15/28	UYU	6,200	215,737
9.875%	06/20/22	UYU	10,048	369,582
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
6.000%	12/09/20		80	17,799
7.650%	04/21/25		287	57,399
7.750%	10/13/19		133	29,925
8.250%	10/13/24		240	47,999
9.000%	05/07/23		35	7,175
9.250%	05/07/28		240	48,599
9.375%	01/13/34		67	13,568
11.750%	10/21/26		110	23,925
12.750%	08/23/22		160	34,399
Zambia Government International Bond (Zambia),
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (continued)
8.970%	07/30/27	850	$955,244

TOTAL SOVEREIGN BONDS (cost $63,226,255)			64,568,412

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.4%
Fannie Mae Principal Strip
3.415%(s)	05/15/30	900	620,506
Federal Home Loan Mortgage Corp.
3.000%	11/01/42	1,230	1,237,366
3.500%	03/01/32	781	812,495
3.500%	03/01/32	238	245,613
4.000%	02/01/26	311	324,646
4.000%	09/01/42	1,276	1,346,004
4.000%	10/01/42	655	690,869
4.000%	09/01/47	1,494	1,562,780
4.500%	09/01/24	79	81,668
4.500%	08/01/30	287	305,561
4.500%	03/01/44	1,041	1,120,357
4.500%	11/01/45	1,331	1,415,993
4.500%	08/01/46	1,741	1,851,094
4.500%	04/01/47	949	1,008,796
4.500%	05/01/47	1,674	1,779,309
4.500%	05/01/47	526	558,594
4.500%	07/01/47	1,208	1,304,830
5.000%	04/01/22	84	86,879
5.000%	07/01/23	212	223,138
5.000%	10/01/23	88	94,484
5.000%	11/01/23	59	60,550
5.000%	06/01/30	215	231,911
5.000%	10/01/40	575	629,362
5.500%	06/01/23	115	120,507
5.500%	12/01/24	139	144,700
5.500%	04/01/27	84	91,928
5.500%	06/01/35	169	187,571
5.500%	06/01/37	53	56,648
7.000%	11/01/37	190	217,573
Federal National Mortgage Assoc.
1.828%(s)	10/09/19	1,500	1,444,652
2.090%	11/01/22	895	880,798
2.330%	01/01/23	945	938,688
2.340%	12/01/22	1,007	1,000,836
2.340%	12/01/22	909	903,687
2.350%	05/01/23	872	866,515
2.370%	12/01/22	768	769,732
2.450%	04/01/23	931	930,138
2.570%	03/01/23	1,122	1,125,345
2.590%	10/01/28	1,400	1,352,236
2.619%	12/01/22	650	654,154
2.710%	10/01/22	1,170	1,151,848
2.710%	11/01/28	1,300	1,273,136
2.780%	03/01/26	1,625	1,622,984
2.960%	04/01/22	899	915,559
2.990%	07/01/29	2,000	1,999,855
3.030%	12/01/21	1,511	1,541,940
3.070%	08/01/29	1,967	1,982,360
3.120%	07/01/29	2,000	2,024,575
3.190%	06/01/29	4,000	4,090,210
3.210%	03/01/29	4,000	4,097,629

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.270%	01/01/27	1,812	$1,868,024
3.280%	02/01/29	2,000	2,061,697
3.340%	11/01/30	436	448,569
3.430%	06/01/26	944	993,034
3.480%	01/01/31	2,400	2,502,294
3.500%	08/01/32	650	676,244
3.500%	10/01/32	802	827,673
3.500%	11/01/32	659	679,888
3.500%	03/01/33	726	750,069
3.500%	04/01/33	833	860,476
3.500%	04/01/33	820	849,097
3.500%	05/01/33	923	953,014
3.500%	09/01/42	883	909,760
3.500%	10/01/42	864	890,878
3.500%	01/01/43	1,016	1,046,902
3.500%	06/01/43	949	978,504
3.500%	06/01/43	845	870,884
3.500%	07/01/43	2,031	2,100,072
3.500%	07/01/43	849	875,607
3.500%	01/01/44	1,324	1,364,865
3.770%	09/01/21	1,500	1,569,081
3.817%	05/01/22	742	773,609
3.885%	08/01/25	1,145	1,230,601
4.000%	06/01/32	1,010	1,066,163
4.000%	06/01/33	618	652,698
4.000%	07/01/42	791	833,521
4.000%	06/01/43	1,035	1,091,284
4.000%	07/01/43	1,039	1,095,501
4.000%	09/01/43	3,275	3,451,962
4.000%	06/01/47	2,231	2,355,238
4.000%	06/01/47	991	1,046,678
4.000%	06/01/47	991	1,066,017
4.010%	08/01/21	854	898,401
4.340%	04/01/20	941	981,078
4.381%	06/01/21	891	945,121
4.500%	06/01/26	482	509,199
4.500%	09/01/26	139	146,907
4.500%	04/01/44	897	960,351
4.500%	03/01/47	2,694	2,912,724
4.500%	04/01/47	989	1,071,391
4.630%	01/01/21	555	586,091
4.762%	08/01/26	1,287	1,433,210
5.000%	05/01/23	114	122,134
5.000%	06/01/23	143	150,003
5.000%	12/01/23	91	97,538
5.000%	01/01/26	424	439,681
5.000%	12/01/29	188	202,241
5.000%	10/01/39	403	440,124
5.000%	01/01/40	2,056	2,264,484
5.000%	07/01/41	405	436,414
5.000%	01/01/44	1,674	1,800,758
5.500%	07/01/21	251	259,577
5.500%	01/01/22	52	54,095
5.500%	01/01/26	44	48,226
5.500%	06/01/26	39	42,616
5.500%	05/01/28	147	161,150
5.500%	05/01/33	252	279,841
5.500%	06/01/33	139	152,232

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	10/01/33		154	$170,220
5.500%	01/01/34		444	486,737
5.500%	02/01/35		207	230,021
5.500%	04/01/36		123	129,698
5.500%	04/01/37		259	287,460
5.500%	02/01/42		906	1,001,550
6.000%	10/01/22		286	301,250
6.000%	10/01/27		187	208,375
6.000%	11/01/27		144	161,136
6.000%	03/01/34		326	365,044
6.000%	12/01/37		10	10,142
6.000%	04/01/39		581	660,561
7.000%	01/01/39		230	275,501
7.500%	10/01/35		382	445,891
Government National Mortgage Assoc.
4.500%	06/20/25		174	182,599
4.500%	11/15/39		526	564,853
5.000%	04/15/25		1,110	1,181,214
5.000%	11/15/39		1,560	1,708,111
6.000%	01/15/40		719	805,975
Residual Funding Corp. Principal Strip
2.745%(s)	01/15/30		600	422,241
Tennessee Valley Authority, Sr. Unsec’d. Notes
4.875%	01/15/48		520	677,134
5.250%	09/15/39		150	202,332
Tennessee Valley Authority Principal Strip
3.840%(s)	06/15/35		775	442,133

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $116,685,809)				117,034,278

U.S. TREASURY OBLIGATIONS — 7.5%
U.S. Treasury Bonds
2.750%	08/15/47		460	460,575
3.000%	05/15/47		115	120,907
3.625%	08/15/43		7,650	8,928,387
3.750%	11/15/43		420	500,440
4.375%	11/15/39		960	1,235,213
4.375%	05/15/40		2,720	3,507,100
4.500%	08/15/39		8,000	10,450,312
5.500%	08/15/28		3,000	3,860,508
6.125%	08/15/29		11,000	15,094,063
6.500%	11/15/26		9,000	11,954,180
7.250%	08/15/22		9,000	11,017,969
8.000%	11/15/21		10,000	12,183,203
U.S. Treasury Notes
0.750%	01/31/18	(k)	36,791	36,776,984
0.875%	03/31/18		105	104,869
1.000%	11/30/18		10,000	9,928,906
1.000%	11/30/19		14,000	13,769,766
1.375%	05/31/20		4,000	3,948,750
1.500%	08/31/18		10,000	9,987,500
1.500%	02/28/19		10,000	9,960,156
1.500%	06/15/20		115	113,841
2.125%	05/15/25		24,300	23,928,855
2.750%	11/15/23		7,000	7,189,492
3.625%	02/15/20		21,000	21,752,227
U.S. Treasury Strip Principal
1.663%(s)	02/15/20		3,505	3,367,305

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Strips Coupon
1.499%(s)	05/15/21		3,000	$2,797,045
1.508%(s)	08/15/20		1,150	1,092,230
1.551%(s)	05/15/20		3,505	3,352,995
1.695%(s)	05/15/26		3,000	2,440,729
2.255%(s)	11/15/22		400	359,020
2.280%(s)	02/15/29		1,125	846,381
2.310%(s)	08/15/32		390	265,336
2.366%(s)	05/15/31		8,425	5,947,875
2.403%(s)	02/15/34		2,235	1,456,235
2.486%(s)	05/15/32		4,500	3,086,703
2.496%(s)	11/15/30		400	286,957
2.562%(s)	08/15/25		8,404	6,973,413
2.620%(s)	11/15/26		4,749	3,804,855
2.741%(s)	11/15/27		6,000	4,674,548
2.809%(s)	05/15/33		2,500	1,666,208
2.845%(s)	02/15/35		335	211,963
3.938%(s)	11/15/31		465	323,260

TOTAL U.S. TREASURY OBLIGATIONS (cost $260,192,500)				259,727,261

TOTAL LONG-TERM INVESTMENTS (cost $2,664,748,975)				3,034,854,681

			Shares
SHORT-TERM INVESTMENTS — 15.8%
AFFILIATED MUTUAL FUNDS — 15.8%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			390,052,104	390,052,104
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $155,252,644; includes $155,046,654 of cash collateral for securities on loan)(b)(w)			155,238,632	155,238,631

TOTAL AFFILIATED MUTUAL FUNDS (cost $545,304,748)				545,290,735

Interest Rate	Maturity Date		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 0.0%
U.S. Treasury Bills
1.048%	02/22/18	(k)	20	19,964
1.405%	05/24/18	(k)	290	288,346

TOTAL U.S. TREASURY OBLIGATIONS (cost $308,352)				308,310

TOTAL SHORT-TERM INVESTMENTS (cost $545,613,100)				545,599,045

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Value
TOTAL INVESTMENTS — 103.6% (cost $3,210,362,075)	$3,580,453,726
Liabilities in excess of other assets(z) — (3.6)%	(122,957,431)

NET ASSETS — 100.0%	$3,457,496,295

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $901,508 and 0.0% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $150,709,369; cash collateral of $155,046,654 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.
(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2017.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(ss)	Represents zero coupon bond.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions:
23	2 Year U.S. Treasury Notes	Mar. 2018	$4,932,422	$4,924,516	$(7,906)
5	5 Year U.S. Treasury Notes	Mar. 2018	582,367	580,820	(1,547)
514	10 Year Australian Treasury Bonds	Mar. 2018	399,806,276	399,398,558	(407,718)
1,952	10 Year U.S. Treasury Notes	Mar. 2018	242,736,906	242,139,500	(597,406)
14	20 Year U.S. Treasury Bonds	Mar. 2018	2,139,945	2,142,000	2,055
14	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	2,332,813	2,347,188	14,375
468	Euro Currency	Mar. 2018	69,173,325	70,641,675	1,468,350
1,600	Euro STOXX 50 Index	Mar. 2018	68,744,745	67,057,017	(1,687,728)
300	Mini MSCI EAFE Index	Mar. 2018	30,029,250	30,682,500	653,250
1,512	Mini MSCI Emerging Markets Index	Mar. 2018	84,365,900	87,975,720	3,609,820
933	Russell 2000 Mini Index	Mar. 2018	71,322,020	71,677,725	355,705
1,724	S&P 500 E-Mini Index	Mar. 2018	227,757,640	230,671,200	2,913,560
560	TOPIX Index	Mar. 2018	88,068,658	90,305,746	2,237,088

					8,551,898

Short Positions:
12	10 Year U.S. Treasury Notes	Mar. 2018	1,491,461	1,488,562	2,899
75	10 Year U.S. Ultra Treasury Notes	Mar. 2018	10,034,469	10,017,188	17,281
171	FTSE 100 Index.	Mar. 2018	16,922,569	17,634,245	(711,676)
5,340	MSCI Europe Index	Mar. 2018	138,889,074	138,331,014	558,060

					(133,436)

					$8,418,462

Cash and foreign currency of $14,348,563 and securities with a combined market value of $27,978,765 have been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 03/19/18	Citigroup Global Markets	BRL	689	$206,637	$205,797	$(840)
British Pound,
Expiring 01/05/18	Australia and New Zealand Banking Group	GBP	264	356,634	356,468	(166)
Expiring 01/05/18	National Australia Bank Ltd.	GBP	26,365	35,690,316	35,605,688	(84,628)
Expiring 01/05/18	National Australia Bank Ltd.	GBP	782	1,051,254	1,055,777	4,523
Canadian Dollar,
Expiring 03/19/18	Citigroup Global Markets	CAD	267	207,949	212,622	4,673
Expiring 03/19/18	UBS AG	CAD	260	202,834	206,766	3,932
Chinese Renminbi,
Expiring 03/19/18	Deutsche Bank AG	CNH	1,401	210,113	214,146	4,033
Czech Koruna,
Expiring 03/19/18	Royal Bank of Canada	CZK	18,433	857,073	869,091	12,018
Euro,
Expiring 01/05/18	Hong Kong & Shanghai Bank	EUR	268	319,115	321,290	2,175
Expiring 01/05/18	National Australia Bank Ltd.	EUR	905	1,075,103	1,086,593	11,490
Expiring 01/05/18	National Australia Bank Ltd.	EUR	602	712,336	723,163	10,827
Expiring 01/17/18	Royal Bank of Canada	EUR	468	558,464	562,520	4,056
Indonesian Rupiah,
Expiring 03/19/18	Citigroup Global Markets	IDR	5,666,449	414,699	414,593	(106)
Mexican Peso,
Expiring 03/20/18	Goldman Sachs & Co.	MXN	7,790	407,544	390,444	(17,100)
Norwegian Krone,
Expiring 01/05/18	Hong Kong & Shanghai Bank	NOK	10,036	1,207,823	1,222,616	14,793
Philippine Peso,
Expiring 03/19/18	Citigroup Global Markets	PHP	10,659	209,913	212,759	2,846
Russian Ruble,
Expiring 03/19/18	Goldman Sachs & Co.	RUB	25,091	417,597	430,700	13,103
South Korean Won,
Expiring 03/19/18	Goldman Sachs & Co.	KRW	229,300	209,792	214,477	4,685
Swedish Krona,
Expiring 01/05/18	National Australia Bank Ltd.	SEK	10,229	1,220,755	1,247,477	26,722
Swiss Franc,
Expiring 01/05/18	Australia and New Zealand Banking Group	CHF	378	386,092	388,263	2,171
Expiring 01/05/18	Goldman Sachs & Co.	CHF	326	327,687	334,388	6,701
Expiring 01/05/18	Hong Kong & Shanghai Bank	CHF	711	721,961	730,406	8,445
Expiring 01/05/18	Morgan Stanley	CHF	518	524,625	531,669	7,044
Expiring 01/05/18	National Australia Bank Ltd.	CHF	390	397,173	400,198	3,025
Expiring 01/05/18	Toronto Dominion	CHF	504	513,410	517,842	4,432
Expiring 01/05/18	Toronto Dominion	CHF	430	434,484	441,141	6,657
Expiring 02/08/18	Toronto Dominion	CHF	1,191	1,224,127	1,225,918	1,791
Thai Baht,
Expiring 03/19/18	Bank of America	THB	6,845	210,463	210,414	(49)

				$50,275,973	$50,333,226	57,253

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/19/18	National Australia Bank Ltd.	AUD	551	$413,886	$429,712	$(15,826)
British Pound,
Expiring 01/05/18	Barclays Capital Group	GBP	742	1,001,225	1,002,043	(818)
Expiring 01/17/18	Deutsche Bank AG	GBP	4,111	5,542,788	5,554,274	(11,486)
Canadian Dollar,
Expiring 03/19/18	State Street Bank	CAD	527	410,936	419,387	(8,451)
Danish Krone,
Expiring 01/05/18	Hong Kong & Shanghai Bank	DKK	17,350	2,770,270	2,797,619	(27,349)

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro,
Expiring 01/05/18	Goldman Sachs & Co.	EUR	4,126	$4,858,300	$4,952,772	$(94,472)
Expiring 01/05/18	National Australia Bank Ltd.	EUR	2,000	2,385,216	2,400,753	(15,537)
Expiring 01/05/18	Royal Bank of Canada	EUR	123,602	146,910,217	148,368,929	(1,458,712)
Expiring 01/05/18	Royal Bank of Canada	EUR	758	895,154	909,620	(14,466)
Expiring 01/05/18	Toronto Dominion	EUR	2,353	2,778,477	2,824,760	(46,283)
Expiring 01/17/18	Deutsche Bank AG	EUR	15,510	18,390,525	18,631,696	(241,171)
Expiring 01/17/18	State Street Bank	EUR	1,168	1,385,841	1,403,019	(17,178)
Expiring 03/19/18	National Australia Bank Ltd.	EUR	357	423,161	430,045	(6,884)
Hong Kong Dollar,
Expiring 01/17/18	Citigroup Global Markets	HKD	4,896	627,069	626,903	166
Indonesian Rupiah,
Expiring 03/19/18	Goldman Sachs & Co.	IDR	2,859,107	208,496	209,190	(694)
Japanese Yen,
Expiring 01/17/18	Credit Suisse First Boston Corp.	JPY	1,294,210	11,503,491	11,497,235	6,256
Mexican Peso,
Expiring 03/20/18	Goldman Sachs & Co.	MXN	4,035	208,509	202,265	6,244
Expiring 03/20/18	Goldman Sachs & Co.	MXN	3,754	193,987	188,178	5,809
Philippine Peso,
Expiring 03/19/18	Goldman Sachs & Co.	PHP	21,768	427,097	434,481	(7,384)
Romanian Leu,
Expiring 03/19/18	Citigroup Global Markets	RON	1,664	423,128	427,104	(3,976)
Russian Ruble,
Expiring 03/19/18	Goldman Sachs & Co.	RUB	12,683	211,285	217,705	(6,420)
Singapore Dollar,
Expiring 01/17/18	Citigroup Global Markets	SGD	2,581	1,915,986	1,930,346	(14,360)
Expiring 03/19/18	Barclays Capital Group	SGD	860	637,215	643,510	(6,295)
Swedish Krona,
Expiring 01/17/18	Deutsche Bank AG	SEK	2,775	332,883	338,703	(5,820)
Swiss Franc,
Expiring 01/05/18	National Australia Bank Ltd.	CHF	1,808	1,842,627	1,855,863	(13,236)
Expiring 01/05/18	Royal Bank of Canada	CHF	941	959,161	966,321	(7,160)

				$207,656,930	$209,662,433	(2,005,503)

						$(1,948,250)

Cross currency exchange contracts outstanding at December 31, 2017:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
01/05/18	Buy	CHF	683	GBP	514	$6,786	Hong Kong & Shanghai Bank
01/05/18	Buy	EUR	444	SEK	4,393	(3,165)	Hong Kong & Shanghai Bank
01/05/18	Buy	EUR	333	DKK	2,480	191	Toronto Dominion
01/05/18	Buy	GBP	1,314	EUR	1,490	(13,618)	Royal Bank of Canada

						$(9,806)

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts and OTC Cross Currency Exchange Contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Cross Currency Exchange	$6,977	$(16,783)	$(9,806)
Forward Foreign Currency	$178,617	$(2,126,867)	$(1,948,250)

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Cross currency exchange contracts outstanding at December 31, 2017 (continued):

Total return swap agreements outstanding at December 31, 2017:

Counterparty(2)	Termination Date	Long(Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Bank of America	01/08/18	GBP	87	Pay or receive monthly amounts based on market value fluctuation of Anglo American PLC	$231,683	$—	$231,683
Bank of America	01/08/18	GBP	54	Pay or receive monthly amounts based on market value fluctuation of Ashtead Group PLC	6,265	—	6,265
Bank of America	01/08/18	GBP	160	Pay or receive monthly amounts based on market value fluctuation of Barratt Developments PLC	82,180	—	82,180
Bank of America	01/08/18	GBP	43	Pay or receive monthly amounts based on market value fluctuation of Fevertree Drinks PLC	196,875	—	196,875
Bank of America	01/08/18	GBP	697	Pay or receive monthly amounts based on market value fluctuation of Glencore PLC	467,288	—	467,288
Bank of America	01/08/18	GBP	31	Pay or receive monthly amounts based on market value fluctuation of Intercontinental Hotels Group PLC	137,710	—	137,710
Bank of America	01/08/18	GBP	2,977	Pay or receive monthly amounts based on market value fluctuation of Lloyds Banking Group PLC	136,963	—	136,963
Bank of America	01/08/18	GBP	55	Pay or receive monthly amounts based on market value fluctuation of Persimmon PLC	96,142	—	96,142
Bank of America	01/08/18	GBP	57	Pay or receive monthly amounts based on market value fluctuation of Rio Tinto PLC	340,252	—	340,252
Bank of America	01/08/18	GBP	499	Pay or receive monthly amounts based on market value fluctuation of Taylor Wimpey PLC	60,460	—	60,460
Bank of America	01/08/18	GBP	576	Pay or receive monthly amounts based on market value fluctuation of Man Group PLC	70,710	—	70,710
Bank of America	01/08/18	GBP	166	Pay or receive monthly amounts based on market value fluctuation of Pearson PLC	(7,391)	—	(7,391)
Bank of America	01/08/18	GBP	1,120	Pay or receive monthly amounts based on market value fluctuation of Tesco PLC	30,008	—	30,008

					$1,849,145	$—	$1,849,145

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(2)	The Portfolio receives or pays monthly 1 Month USD LIBOR in the positions shown in the table above.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$1,856,536	$(7,391)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$43,738	$—	$—
Australia	272,665	11,666,853	—
Austria	—	2,189,880	—
Belgium	—	5,958,035	—
Bermuda	665,036	—	—
Brazil	15,231,675	—	—
Canada	22,649,068	—	—
Chile	959,364	—	—
China	14,828,793	43,745,916	—
Denmark	—	12,960,701	—
Finland	—	3,150,596	—
France	—	78,332,464	—
Germany	—	49,898,500	—
Hong Kong	155,132	26,708,863	—
Hungary	—	1,487,282	—
India	18,233,303	3,553,333	—
Indonesia	—	7,875,515	—
Ireland	541,163	441,135	—
Israel	109,872	—	—
Italy	—	9,195,321	—
Japan	—	74,701,506	—
Luxembourg	—	508,741	—
Macau	—	1,525,094	—
Malaysia	—	2,553,172	—
Mexico	3,571,469	—	—
Netherlands	—	35,402,771	—
New Zealand	—	206,293	—
Norway	—	510,759	—
Panama	1,000,088	—	—
Peru	1,327,552	—	—
Poland	—	1,521,494	—
Russia	9,457,594	1,827,471	—
Singapore	—	5,339,867	—
South Africa	—	16,606,293	—
South Korea	10,913,780	20,662,641	—
Spain	—	12,908,611	—
Sweden	37,870	10,503,238	—
Switzerland	—	53,563,614	—
Taiwan	6,432,063	16,865,849	—
Thailand	—	6,132,439	—
Turkey	—	5,673,612	—
United Kingdom	647,937	63,374,921	—
United States	1,182,868,269	2,353,831	—
Vietnam	—	479,888	—
Preferred Stocks
Bermuda	225,013	—	—
Brazil	4,125,964	—	—
China	8,822,823	—	—
Germany	—	3,207,011	—
Israel	554,584	—	—
Russia	—	331,608	—
United States	24,848,050	—	5,901
Rights
Australia	1,288	—	—
Spain	11,746	—	—
United States	—	—	13,968

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Warrants
United States	$—	$911	$—
Asset-Backed Securities
Automobiles	—	7,536,964	—
Consumer Loans	—	1,552,948	—
Home Equity Loans	—	32,638,414	—
Manufactured Housing	—	337,621	—
Other	—	1,454,901	—
Residential Mortgage-Backed Securities	—	26,000,573	—
Bank Loans	—	2,744,351	879,328
Commercial Mortgage-Backed Securities	—	11,268,814	—
Convertible Bonds
Austria	—	136,932	—
Belgium	—	1,267,463	—
China	—	8,296,713	—
Cyprus	—	3,226,852	—
France	—	5,028,334	—
Germany	—	10,122,479	—
Hong Kong	—	2,407,707	—
Hungary	—	853,091	—
Italy	—	512,982	—
Japan	—	12,443,210	—
Mexico	—	532,432	—
Netherlands	—	559,728	—
Norway	—	1,067,499	—
Singapore	—	2,236,719	—
South Africa	—	590,642	—
Sweden	—	520,096	—
Switzerland	—	1,472,999	—
Taiwan	—	706,125	—
United Arab Emirates	—	2,995,205	—
United Kingdom	—	3,489,246	—
United States	—	56,695,035	—
Corporate Bonds
Argentina	—	1,034,315	—
Australia	—	4,470,131	—
Azerbaijan	—	775,221	—
Belgium	—	3,806,330	—
Bermuda	—	157,263	—
Brazil	—	3,317,363	—
Canada	—	13,632,680	—
Chile	—	623,798	—
China	—	1,133,661	—
Colombia	—	816,218	—
Denmark	—	313,700	—
Ecuador	—	390,498	—
Finland	—	142,184	—
France	—	3,787,153	—
Germany	—	1,911,062	—
Hong Kong	—	418,428	—
India	—	514,095	—
Indonesia	—	1,328,911	—
Ireland	—	888,789	—
Israel	—	404,645	—
Italy	—	1,128,252	—
Japan	—	506,218	—
Kazakhstan	—	1,724,824	—
Luxembourg	—	5,400,134	—
Mexico	—	6,180,452	—
Morocco	—	229,372	—
Netherlands	—	5,759,707	—
Norway	—	599,976	—

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Corporate Bonds (continued)
Peru	$—	$880,178	$—
Portugal	—	201,425	—
Russia	—	1,383,272	—
South Africa	—	604,305	—
South Korea	—	242,500	—
Spain	—	996,341	—
Sri Lanka	—	206,399	—
Sweden	—	607,069	—
Switzerland	—	2,741,630	—
Trinidad & Tobago	—	212,999	—
Tunisia	—	598,087	—
Ukraine	—	428,286	—
United Arab Emirates	—	381,123	—
United Kingdom	—	13,549,181	—
United States	—	310,999,787	2,311
Venezuela	—	482,855	—
Municipal Bonds	—	403,491	—
Residential Mortgage-Backed Securities	—	75,150,911	—
Sovereign Bonds	—	64,568,412	—
U.S. Government Agency Obligations	—	117,034,278	—
U.S. Treasury Obligations	—	260,035,571	—
Affiliated Mutual Funds	545,290,735	—	—
Other Financial Instruments*
Futures Contracts	8,418,462	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(1,948,250)	—
OTC Cross Currency Exchange Contracts	—	(9,806)	—
OTC Total Return Swap Agreements	—	1,849,145	—

Total	$1,882,245,096	$1,705,616,673	$901,508

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (4.5% represents investments purchased with collateral from securities on loan)	15.8%
Banks	7.6
U.S. Treasury Obligations	7.5
Equity Real Estate Investment Trusts (REITs)	4.0
U.S. Government Agency Obligations	3.4
Residential Mortgage-Backed Securities	2.9
Pharmaceuticals	2.9
Insurance	2.8
Oil, Gas & Consumable Fuels	2.8
Software	2.5
Internet Software & Services	2.5
Media	2.3
Semiconductors & Semiconductor Equipment	2.2
Capital Markets	2.1
Machinery	1.9
Sovereign Bonds	1.9
IT Services	1.7
Technology Hardware, Storage & Peripherals	1.5
Chemicals	1.5

Health Care Providers & Services	1.2%
Oil & Gas	1.2
Beverages	1.1
Telecommunications	1.1
Specialty Retail	1.0
Internet & Direct Marketing Retail	1.0
Home Equity Loans	0.9
Electric Utilities	0.9
Automobiles	0.9
Biotechnology	0.9
Hotels, Restaurants & Leisure	0.8
Aerospace & Defense	0.8
Textiles, Apparel & Luxury Goods	0.8
Metals & Mining	0.8
Diversified Financial Services	0.7
Semiconductors	0.7
Airlines	0.7
Industrial Conglomerates	0.7
Health Care Equipment & Supplies	0.7
Electronic Equipment, Instruments & Components	0.7
Food & Staples Retailing	0.6
Household Durables	0.6
Internet	0.6
Electric	0.6
Tobacco	0.5
Electrical Equipment	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Building Products	0.5%
Pipelines	0.5
Food Products	0.5
Real Estate Management & Development	0.5
Construction Materials	0.4
Healthcare-Services	0.4
Consumer Finance	0.4
Road & Rail	0.4
Wireless Telecommunication Services	0.4
Auto Components	0.4
Diversified Telecommunication Services	0.4
Real Estate Investment Trusts (REITs)	0.4
Multi-Utilities	0.3
Personal Products	0.3
Commercial Services & Supplies	0.3
Commercial Mortgage-Backed Securities	0.3
Containers & Packaging	0.3
Commercial Services	0.3
Auto Manufacturers	0.3
Communications Equipment	0.3
Multiline Retail	0.3
Life Sciences Tools & Services	0.3
Household Products	0.3
Computers	0.2
Foods	0.2
Real Estate	0.2
Retail	0.2
Construction & Engineering	0.2
Miscellaneous Manufacturing	0.2
Auto Parts & Equipment	0.2
Lodging	0.2
Healthcare-Products	0.2
Distributors	0.1
Paper & Forest Products	0.1
Mining	0.1
Oil & Gas Services	0.1
Entertainment	0.1
Transportation	0.1
Building Materials	0.1
Trading Companies & Distributors	0.1
Engineering & Construction	0.1
Investment Companies	0.1
Professional Services	0.1
Packaging & Containers	0.1
Gas	0.1
Electrical Components & Equipment	0.1
Health Care Technology	0.1

Iron/Steel	0.1%
Agriculture	0.1
Energy Equipment & Services	0.1
Holding Companies-Diversified	0.1
Home Furnishings	0.1
Diversified Consumer Services	0.1
Transportation Infrastructure	0.1
Leisure Time	0.1
Thrifts & Mortgage Finance	0.1
Consumer Loans	0.1
Trucking & Leasing	0.0	*
Other	0.0	*
Machinery-Diversified	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Coal	0.0	*
Household Products/Wares	0.0	*
Machinery-Construction & Mining	0.0	*
Energy-Alternate Sources	0.0	*
Gas Utilities	0.0	*
Electronics	0.0	*
Distribution/Wholesale	0.0	*
Environmental Control	0.0	*
Home Builders	0.0	*
Air Freight & Logistics	0.0	*
Forest Products & Paper	0.0	*
Housewares	0.0	*
Metal Fabricate/Hardware	0.0	*
Apparel	0.0	*
Private Equity	0.0	*
Municipal Bonds	0.0	*
Advertising	0.0	*
Manufactured Housing	0.0	*
Water Utilities	0.0	*
Toys/Games/Hobbies	0.0	*
Leisure Products	0.0	*
Office/Business Equipment	0.0	*
Cosmetics/Personal Care	0.0	*
Marine	0.0	*
Electronic Components & Equipment	0.0	*
Water	0.0	*
Oil & Gas Exploration & Production	0.0	*

	103.6
Liabilities in excess of other assets	(3.6)
	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$10,327,483	*	Due from/to broker — variation margin futures	$2,399,404	*
Equity contracts	Unaffiliated investments	27,913		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	1,856,536		Unrealized depreciation on OTC swap agreements	7,391

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Due from/to broker — variation margin futures	$1,468,350	*	—	$—
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	6,977		Unrealized depreciation on OTC cross currency exchange contracts	16,783
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	178,617		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,126,867
Interest rate contracts	Due from/to broker — variation margin futures	36,610	*	Due from/to broker — variation margin futures	1,014,577	*

Total		$13,902,486			$5,565,022

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Equity contracts	$36,201	$50,312,840	$—	$1,819,029
Foreign exchange contracts	—	4,397,202	(13,625,352)	—
Interest rate contracts	—	(6,536,261)	—	—

Total	$36,201	$48,173,781	$(13,625,352)	$1,819,029

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Equity contracts	$15,163	$15,991,558	$—	$1,694,111
Foreign exchange contracts	—	1,468,350	(2,549,478)	—
Interest rate contracts	—	219,722	—	—

Total	$15,163	$17,679,630	$(2,549,478)	$1,694,111

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Forward Foreign Currency Exchange Contracts- Purchased(2)	Forward Foreign Currency Exchange Contracts- Sold(2)	Cross Currency Exchange Contracts(1)	Total Return Swap Agreements(3)
$1,353,457,737	$429,638,549	$55,321,230	$199,289,286	$8,757,995	$7,111,082

(1)	Value at Trade Date. (2) Value at Settlement Date. (3) Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$150,709,369	$(150,709,369)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Australia and New Zealand Banking Group	$2,171	$(166)	$2,005	$—	$2,005
Bank of America	1,856,536	(7,440)	1,849,096	(1,670,000)	179,096
Barclays Capital Group	—	(7,113)	(7,113)	—	(7,113)
Citigroup Global Markets	7,685	(19,282)	(11,597)	—	(11,597)
Credit Suisse First Boston Corp.	6,256	—	6,256	—	6,256
Deutsche Bank AG	4,033	(258,477)	(254,444)	—	(254,444)
Goldman Sachs & Co.	36,542	(126,070)	(89,528)	—	(89,528)
Hong Kong & Shanghai Bank	32,199	(30,514)	1,685	—	1,685
Morgan Stanley	7,044	—	7,044	—	7,044
National Australia Bank Ltd.	56,587	(136,111)	(79,524)	—	(79,524)
Royal Bank of Canada	16,074	(1,493,956)	(1,477,882)	—	(1,477,882)
State Street Bank	—	(25,629)	(25,629)	—	(25,629)
Toronto Dominion	13,071	(46,283)	(33,212)	—	(33,212)
UBS AG	3,932	—	3,932	—	3,932

	$2,042,130	$(2,151,041)	$(108,911)	$(1,670,000)	$(1,778,911)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $150,709,369:
Unaffiliated investments (cost $2,665,057,327)	$3,035,162,991
Affiliated investments (cost $545,304,748)	545,290,735
Cash	52,521
Foreign currency, at value (cost $7,452,507)	7,552,919
Deposit with broker for futures	14,348,563
Dividends and interest receivable	11,692,713
Unrealized appreciation on OTC swap agreements	1,856,536
Tax reclaim receivable	1,759,172
Receivable for investments sold	1,256,800
Receivable for fund share sold	455,494
Unrealized appreciation on OTC forward foreign currency contracts	178,617
Receivable from affiliate	37,642
Unrealized appreciation on OTC cross currency exchange contracts	6,977
Prepaid expenses	22,785

Total Assets	3,619,674,465

LIABILITIES:
Payable to broker for collateral for securities on loan	155,046,654
Unrealized depreciation on OTC forward foreign currency contracts	2,126,867
Cash segregated from counterparty—OTC	1,670,000
Management fees payable	1,177,550
Payable for investments purchased.	954,450
Accrued expenses and other liabilities	477,396
Due to broker-variation margin futures	246,770
Payable for fund share repurchased	212,849
Distribution fee payable	142,123
Foreign capital gains tax liability accrued	98,972
Unrealized depreciation on OTC cross currency exchange contracts	16,783
Unrealized depreciation on OTC swap agreements	7,391
Affiliated transfer agent fee payable	365

Total Liabilities	162,178,170

NET ASSETS	$3,457,496,295

Net assets were comprised of:
Paid-in capital	$2,072,922,215
Retained earnings	1,384,574,080

Net assets, December 31, 2017	$3,457,496,295

Net asset value and redemption price per share, $3,457,496,295 / 212,403,700 outstanding shares of beneficial interest	$16.28

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax
$2,075,311, of which $143,518 is reimbursable by an affiliate)	$36,414,165
Interest income	32,975,294
Affiliated dividend income	4,451,136
Income from securities lending, net (including affiliated income of $478,943)	858,342
Miscellaneous income	82,920

74,781,857

EXPENSES
Management fees.	24,468,430
Distribution fee	8,077,551
Custodian and accounting fees	1,015,502
Audit fee	73,620
Trustees’ fees	41,395
Shareholders’ reports	29,566
Legal fees and expenses	20,554
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,663
Miscellaneous.	149,937

Total expenses	33,884,218

NET INVESTMENT INCOME (LOSS)	40,897,639

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(7,288)) (net of foreign capital gains taxes $(51,026))	130,106,466
Futures transactions	48,173,781
Swap agreements transactions	1,819,029
Forward and cross currency contracts transactions	(13,625,352)
Foreign currency transactions	(917,442)

165,556,482

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(21,713)) (net of change in foreign capital gains taxes $(98,972))	278,061,995
Futures	17,679,630
Swap agreements	1,694,111
Forward currency contracts	(2,549,478)
Foreign currencies	335,556

295,221,814

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	460,778,296

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$501,675,935

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$40,897,639	$39,624,141
Net realized gain (loss) on investment and foreign currency transactions	165,556,482	45,843,287
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	295,221,814	39,192,795

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	501,675,935	124,660,223

FUND SHARE TRANSACTIONS:
Fund share sold [7,473,861 and 49,867,066 shares, respectively]	112,734,202	650,589,450
Fund share repurchased [8,920,596 and 58,991,456 shares, respectively]	(134,685,353)	(747,380,535)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(21,951,151)	(96,791,085)

CAPITAL CONTRIBUTIONS	—	657,909

TOTAL INCREASE (DECREASE) IN NET ASSETS	479,724,784	28,527,047
NET ASSETS:
Beginning of year	2,977,771,511	2,949,244,464

End of year	$3,457,496,295	$2,977,771,511

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 88.2%
COMMON STOCKS — 40.6%	Shares	Value
Aerospace & Defense — 0.6%
Airbus SE (France)	11,648	$1,157,655
General Dynamics Corp.	20,201	4,109,893
L3 Technologies, Inc.	6,095	1,205,896
Meggitt PLC (United Kingdom)	135,809	881,855
Northrop Grumman Corp.	14,937	4,584,315
Safran SA (France)	17,246	1,778,844
United Technologies Corp.	12,000	1,530,840

		15,249,298

Air Freight & Logistics — 0.1%
Deutsche Post AG (Germany)	22,713	1,079,627
Yamato Holdings Co. Ltd. (Japan)	26,000	521,959

		1,601,586

Airlines — 0.4%
Aeroflot PJSC (Russia)	59,299	142,515
Air China Ltd. (China) (Class H Stock)	254,000	307,599
AirAsia Bhd (Malaysia)	453,700	375,574
Copa Holdings SA (Panama) (Class A Stock)	5,680	761,461
Delta Air Lines, Inc.	72,542	4,062,352
Deutsche Lufthansa AG (Germany)	26,757	982,614
International Consolidated Airlines Group SA (United Kingdom)	128,752	1,115,778
Japan Airlines Co. Ltd. (Japan)	16,500	644,653
Ryanair Holdings PLC (Ireland), ADR*	5,583	581,693
Southwest Airlines Co.	28,398	1,858,649
Turk Hava Yollari AO (Turkey)*	61,910	256,287

		11,089,175

Auto Components — 0.3%
Bridgestone Corp. (Japan)(a)	20,600	953,414
Continental AG (Germany)	7,335	1,972,230
Faurecia (France)	24,856	1,937,150
Hyundai Mobis Co. Ltd. (South Korea)	3,094	760,236
Nexteer Automotive Group Ltd. (China)*	91,000	216,255
NGK Spark Plug Co. Ltd. (Japan)	28,200	683,493
Sumitomo Electric Industries Ltd. (Japan)	35,800	603,491
Xinyi Glass Holdings Ltd. (Hong Kong)*	218,000	283,370

		7,409,639

Automobiles — 0.4%
Astra International Tbk PT (Indonesia)	978,800	597,881
Daimler AG (Germany)	17,029	1,439,976
Ferrari NV (Italy)	7,477	783,440
Geely Automobile Holdings Ltd. (China)	123,000	423,661
General Motors Corp. Escrow Shares*^	110,000	11
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	366,000	864,503
Honda Motor Co. Ltd. (Japan)	92,800	3,167,032
Renault SA (France)	10,238	1,027,668
Suzuki Motor Corp. (Japan)	8,900	515,165
Tesla, Inc.*(a)	2,814	876,139
Toyota Motor Corp. (Japan)	29,700	1,892,781

		11,588,257

COMMON STOCKS (continued)	Shares	Value
Banks — 4.4%
ABN AMRO Group NV (Netherlands), CVA, 144A	55,818	$1,799,616
Agricultural Bank of China Ltd. (China) (Class H Stock)	801,000	372,257
Akbank Turk A/S (Turkey)	125,276	325,116
Australia & New Zealand Banking Group Ltd. (Australia)	54,441	1,214,527
Banco Bilbao Vizcaya Argentaria SA (Spain)	246,078	2,091,217
Banco do Brasil SA (Brazil)	83,354	799,591
Banco Santander Brasil SA (Brazil), UTS	44,240	425,182
Banco Santander SA (Spain)	334,460	2,192,792
Bank Negara Indonesia Persero Tbk PT (Indonesia)	689,500	503,011
Bank of America Corp.	439,557	12,975,723
Bank of China Ltd. (China) (Class H Stock)	974,000	477,003
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	2,417,500	648,767
Bankia SA (Spain)	129,586	618,506
BNP Paribas SA (France)	72,586	5,399,558
China Construction Bank Corp. (China) (Class H Stock)	3,755,000	3,456,676
China Merchants Bank Co. Ltd. (China) (Class H Stock)	323,500	1,280,757
CIMB Group Holdings Bhd (Malaysia)	311,100	502,445
Citigroup, Inc.	115,555	8,598,448
Citizens Financial Group, Inc.	42,900	1,800,942
Comerica, Inc.	15,909	1,381,060
Commonwealth Bank of Australia (Australia)	9,506	593,255
Credit Agricole SA (France)	63,831	1,053,977
CTBC Financial Holding Co. Ltd. (Taiwan)	1,132,000	778,146
Danske Bank A/S (Denmark)	51,063	1,987,474
DBS Group Holdings Ltd. (Singapore)	194,900	3,604,925
East West Bancorp, Inc.	26,512	1,612,725
Erste Group Bank AG (Austria)*	28,873	1,251,225
Fifth Third Bancorp	34,400	1,043,696
First Republic Bank	23,432	2,030,148
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	63,163	346,710
Hana Financial Group, Inc. (South Korea)	20,144	936,322
HDFC Bank Ltd. (India), ADR	15,487	1,574,563
HSBC Holdings PLC (United Kingdom), (QMTF)	177,144	1,829,552
HSBC Holdings PLC (United Kingdom), (XHKG)	16,400	168,614
Huntington Bancshares, Inc.	87,873	1,279,431
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	3,293,000	2,639,783
Industrial Bank of Korea (South Korea)	35,076	538,045
ING Groep NV (Netherlands)	312,890	5,743,623
Intesa Sanpaolo SpA (Italy)	448,112	1,486,769
KBC Group NV (Belgium)	15,286	1,302,569
Kiatnakin Bank PCL (Thailand), NVDR	121,200	294,321
Krung Thai Bank PCL (Thailand), NVDR	642,200	377,501
Lloyds Banking Group PLC (United Kingdom)	619,034	567,642
M&T Bank Corp.	14,674	2,509,107
Malayan Banking Bhd (Malaysia)	218,500	528,787
Mitsubishi UFJ Financial Group, Inc. (Japan)	206,500	1,502,900

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
OTP Bank PLC (Hungary)	17,427	$719,753
Oversea-Chinese Banking Corp. Ltd. (Singapore)	49,000	452,674
PNC Financial Services Group, Inc. (The)	17,100	2,467,359
Sberbank of Russia PJSC (Russia), ADR(a)	203,902	3,472,451
Shinhan Financial Group Co. Ltd. (South Korea)	20,361	939,807
Standard Bank Group Ltd. (South Africa)	66,648	1,049,401
Standard Chartered PLC (United Kingdom)*	237,907	2,498,395
Sumitomo Mitsui Financial Group, Inc. (Japan)	74,100	3,194,044
SunTrust Banks, Inc.	58,953	3,807,774
Svenska Handelsbanken AB (Sweden) (Class A Stock)	63,478	867,493
Tisco Financial Group PCL (Thailand), NVDR	98,800	267,947
Turkiye Halk Bankasi A/S (Turkey)	188,636	536,069
U.S. Bancorp	28,800	1,543,104
UniCredit SpA (Italy)*	87,688	1,635,749
United Overseas Bank Ltd. (Singapore)	21,600	425,801
Wells Fargo & Co.	81,100	4,920,337
Westpac Banking Corp. (Australia)	10,950	266,343

		113,509,505

Beverages — 0.7%
Anheuser-Busch InBev SA/NV (Belgium)	24,502	2,735,430
Coca-Cola Co. (The)	88,580	4,064,050
Dr. Pepper Snapple Group, Inc.	12,100	1,174,426
Heineken NV (Netherlands)	7,078	737,860
Molson Coors Brewing Co. (Class B Stock)	30,018	2,463,577
Monster Beverage Corp.*	16,780	1,062,006
PepsiCo, Inc.	23,613	2,831,671
Pernod Ricard SA (France)	16,954	2,681,352

		17,750,372

Biotechnology — 0.4%
Biogen, Inc.*	6,687	2,130,278
CSL Ltd. (Australia)	3,362	369,463
Exact Sciences Corp.*	17,308	909,362
Incyte Corp.*	7,861	744,515
Intercept Pharmaceuticals, Inc.*(a)	10,128	591,678
Sage Therapeutics, Inc.*	3,938	648,628
Shire PLC	39,190	2,030,865
Spark Therapeutics, Inc.*(a)	10,774	553,999
Vertex Pharmaceuticals, Inc.*	23,175	3,473,006

		11,451,794

Building Products — 0.2%
Daikin Industries Ltd. (Japan)	22,600	2,670,483
Fortune Brands Home & Security, Inc.	20,063	1,373,112
Lennox International, Inc.(a)	10,062	2,095,512

		6,139,107

Capital Markets — 1.2%
3i Group PLC (United Kingdom)	47,297	582,278
Ameriprise Financial, Inc.	6,974	1,181,884
Banca Generali SpA (Italy)	31,464	1,045,526
BlackRock, Inc.	2,604	1,337,701
Charles Schwab Corp. (The)	94,636	4,861,451
Credit Suisse Group AG (Switzerland)*	33,809	603,008

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Deutsche Boerse AG (Germany)	7,354	$851,190
Invesco Ltd.	23,100	844,073
Macquarie Group Ltd. (Australia)	9,472	732,611
Morgan Stanley	101,151	5,307,393
Nasdaq, Inc.	12,729	977,969
Northern Trust Corp.	9,900	988,911
Partners Group Holding AG (Switzerland)(a)	3,576	2,450,251
S&P Global, Inc.	14,214	2,407,852
T. Rowe Price Group, Inc.(a)	22,500	2,360,925
UBS Group AG (Switzerland)*	179,146	3,291,406

		29,824,429

Chemicals — 0.8%
AdvanSix, Inc.*	10,280	432,480
Air Liquide SA (France)	12,266	1,542,007
Akzo Nobel NV (Netherlands)	11,518	1,010,646
BASF SE (Germany)	25,364	2,780,684
Chr Hansen Holding A/S (Denmark)	5,035	472,043
Covestro AG (Germany), 144A	32,162	3,311,599
Evonik Industries AG (Germany)	30,229	1,135,373
Hyosung Corp. (South Korea)	4,241	552,027
LG Chem Ltd. (South Korea)	4,711	1,781,397
Linde AG (Germany)*	10,974	2,572,999
Nitto Denko Corp. (Japan)	9,300	822,573
Petkim Petrokimya Holding A/S (Turkey)	335,983	688,400
PTT Global Chemical PCL (Thailand), NVDR	160,100	417,278
Shin-Etsu Chemical Co. Ltd. (Japan)	15,100	1,529,977
Sumitomo Chemical Co. Ltd. (Japan)	143,000	1,023,258
Toray Industries, Inc. (Japan)	77,500	729,454
Wacker Chemie AG (Germany)	3,599	697,330

		21,499,525

Commercial Services & Supplies — 0.2%
Copart, Inc.*	30,282	1,307,880
Waste Connections, Inc. (Canada)	61,514	4,363,803

		5,671,683

Communications Equipment — 0.2%
Accton Technology Corp. (Taiwan)	77,000	272,911
Arista Networks, Inc.*(a)	5,236	1,233,497
Cisco Systems, Inc.	40,300	1,543,490
CommScope Holding Co., Inc.*	25,000	945,750
Nokia OYJ (Finland)	128,377	599,819
Palo Alto Networks, Inc.*	5,862	849,638
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co. (China) (Class H Stock), 144A	36,000	164,815

		5,609,920

Construction & Engineering — 0.2%
HOCHTIEF AG (Germany)	4,483	791,729
Tekfen Holding A/S (Turkey)	77,762	348,202
Vinci SA (France)	31,138	3,178,921

		4,318,852

Construction Materials — 0.3%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	99,500	467,027
Eagle Materials, Inc.	19,345	2,191,789
HeidelbergCement AG (Germany)	2,915	314,310

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Construction Materials (continued)
Imerys SA (France)	9,809	$923,725
LafargeHolcim Ltd. (Switzerland), (XBRN)*	29,027	1,634,854
LafargeHolcim Ltd. (Switzerland), (XPAR)*	11,902	670,091
Martin Marietta Materials, Inc.	5,900	1,304,136
Vulcan Materials Co.	5,768	740,438

		8,246,370

Consumer Finance — 0.2%
Ally Financial, Inc.	45,800	1,335,527
Capital One Financial Corp.	48,653	4,844,866

		6,180,393

Containers & Packaging — 0.2%
Ball Corp.	46,400	1,756,240
Graphic Packaging Holding Co.	47,300	730,785
WestRock Co.	45,336	2,865,689

		5,352,714

Distributors — 0.1%
Genuine Parts Co.	7,775	738,703
LKQ Corp.*	41,527	1,688,903

		2,427,606

Diversified Consumer Services — 0.1%
Estacio Participacoes SA (Brazil)	43,110	426,538
Kroton Educacional SA (Brazil)	139,224	772,277

		1,198,815

Diversified Financial Services — 0.1%
Fubon Financial Holding Co. Ltd. (Taiwan)	341,000	579,688
Voya Financial, Inc.	15,808	782,022

		1,361,710

Diversified Telecommunication Services — 0.3%
Deutsche Telekom AG (Germany)	43,812	774,438
Nippon Telegraph & Telephone Corp. (Japan)	31,500	1,480,944
Orange SA (France)	180,396	3,126,404
Telecom Italia SpA (Italy)*	489,715	422,916
Telefonica SA (Spain)	44,700	435,276
Verizon Communications, Inc.	41,230	2,182,304

		8,422,282

Electric Utilities — 0.6%
American Electric Power Co., Inc.	22,300	1,640,611
Duke Energy Corp.	8,400	706,524
Edison International	11,900	752,556
Enel SpA (Italy)	287,322	1,766,816
Eversource Energy	12,800	808,704
Iberdrola SA (Spain)	147,387	1,140,962
Korea Electric Power Corp. (South Korea)	17,515	622,595
Kyushu Electric Power Co., Inc. (Japan)	21,000	219,966
NextEra Energy, Inc.	25,396	3,966,601
PG&E Corp.	16,705	748,885
RusHydro PJSC (Russia)	12,122,426	153,440
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	29,316	188,600
Xcel Energy, Inc.	63,170	3,039,109

		15,755,369

COMMON STOCKS (continued)	Shares	Value
Electrical Equipment — 0.5%
ABB Ltd. (Switzerland)	62,165	$1,665,049
Eaton Corp. PLC	48,845	3,859,243
Mabuchi Motor Co. Ltd. (Japan)	14,400	778,385
Mitsubishi Electric Corp. (Japan)	164,500	2,726,190
Nidec Corp. (Japan)	14,600	2,044,249
Schneider Electric SE (France)*	34,226	2,901,689

		13,974,805

Electronic Equipment, Instruments & Components — 0.4%
AAC Technologies Holdings, Inc. (China)	47,500	840,677
Amphenol Corp. (Class A Stock)	15,826	1,389,523
Arrow Electronics, Inc.*	11,384	915,387
Compeq Manufacturing Co. Ltd. (Taiwan)	101,000	129,431
Corning, Inc.	44,427	1,421,220
FLEXium Interconnect, Inc. (Taiwan)	107,723	384,120
General Interface Solution Holding Ltd. (Taiwan)	87,000	576,714
Hitachi Ltd. (Japan)	48,000	372,394
Keyence Corp. (Japan)	2,800	1,564,168
Kingboard Chemical Holdings Ltd. (Hong Kong)	43,000	231,948
Kingboard Laminates Holdings Ltd. (Hong Kong)	141,500	220,119
Largan Precision Co. Ltd. (Taiwan)	3,000	402,694
Merry Electronics Co. Ltd. (Taiwan)	100,000	649,390
Orbotech Ltd. (Israel)*	36	1,809
Samsung SDI Co. Ltd. (South Korea)	1,793	341,828
SFA Engineering Corp. (South Korea)	4,307	155,648
Yageo Corp. (Taiwan)	24,000	283,583

		9,880,653

Energy Equipment & Services — 0.1%
TechnipFMC PLC (United Kingdom)	43,034	1,334,959

Equity Real Estate Investment Trusts (REITs) — 3.0%
Acadia Realty Trust	25,330	693,029
American Homes 4 Rent (Class A Stock)	39,781	868,817
AvalonBay Communities, Inc.	25,760	4,595,842
Boston Properties, Inc.	12,190	1,585,066
Brandywine Realty Trust	96,400	1,753,516
Brixmor Property Group, Inc.	95,610	1,784,082
CoreSite Realty Corp.	4,890	556,971
Corporate Office Properties Trust(a)	46,600	1,360,719
CyrusOne, Inc.	22,200	1,321,566
Dexus (Australia)	68,198	517,525
Digital Realty Trust, Inc.	17,710	2,017,169
EastGroup Properties, Inc.	8,200	724,716
Equinix, Inc.	9,354	4,239,420
Equity LifeStyle Properties, Inc.(a)	24,580	2,188,112
Equity Residential	54,530	3,477,378
Essex Property Trust, Inc.	7,500	1,810,275
Federal Realty Investment Trust	17,640	2,342,768
Goodman Group (Australia)	109,838	719,713
Gramercy Property Trust	52,200	1,391,651
HCP, Inc.	93,973	2,450,816
Healthcare Trust of America, Inc. (Class A Stock)(a)	53,000	1,592,120
Highwoods Properties, Inc.	29,650	1,509,482
Investors Real Estate Trust	24,300	138,024
Invitation Homes, Inc.	70,130	1,652,964

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Iron Mountain, Inc.	42,600	$1,607,298
JBG SMITH Properties	17,120	594,578
Kimco Realty Corp.(a)	49,200	892,980
LaSalle Hotel Properties(a)	12,680	355,928
Liberty Property Trust	27,600	1,187,076
Life Storage, Inc.	11,630	1,035,884
MGM Growth Properties LLC (Class A Stock)(a)	35,030	1,021,125
Mid-America Apartment Communities, Inc.	13,100	1,317,336
National Health Investors, Inc.	18,020	1,358,348
Outfront Media, Inc.	36,200	839,840
Park Hotels & Resorts, Inc.	45,672	1,313,070
Pebblebrook Hotel Trust(a)	18,560	689,875
Prologis, Inc.	74,334	4,795,286
Public Storage	20,300	4,242,700
QTS Realty Trust, Inc. (Class A Stock)(a)	3,950	213,932
Rayonier, Inc.	35,466	1,121,790
Realty Income Corp.(a)	16,290	928,856
Regency Centers Corp.(a)	21,770	1,506,049
Rexford Industrial Realty, Inc.	4,940	144,050
RLJ Lodging Trust	81,330	1,786,820
SBA Communications Corp.*	2,210	361,026
Simon Property Group, Inc.	25,618	4,399,635
Sunstone Hotel Investors, Inc.	71,900	1,188,507
VEREIT, Inc.	104,630	815,068
VICI Properties, Inc.*	12,734	261,057
Vornado Realty Trust	11,160	872,489
Weyerhaeuser Co.	39,170	1,381,134
Xenia Hotels & Resorts, Inc.	18,850	406,972

		77,930,450

Food & Staples Retailing — 0.4%
Costco Wholesale Corp.	12,990	2,417,699
CVS Health Corp.	45,314	3,285,265
Kroger Co. (The)	105,876	2,906,296
Seven & i Holdings Co. Ltd. (Japan)	22,400	927,952
Walgreens Boots Alliance, Inc.	14,300	1,038,466
Wesfarmers Ltd. (Australia)	15,892	549,512
X5 Retail Group NV (Russia), GDR*	9,017	340,572

		11,465,762

Food Products — 0.3%
Associated British Foods PLC (United Kingdom)	8,099	308,044
Mondelez International, Inc. (Class A Stock)	41,108	1,759,422
Nestle SA (Switzerland)	32,357	2,781,934
Post Holdings, Inc.*	13,800	1,093,374
Ros Agro PLC (Russia), GDR	11,734	116,167
TreeHouse Foods, Inc.*(a)	7,800	385,788
WH Group Ltd. (Hong Kong), 144A	716,000	806,955

		7,251,684

Gas Utilities — 0.0%
Tokyo Gas Co. Ltd. (Japan)	12,800	292,460

Health Care Equipment & Supplies — 0.3%
Boston Scientific Corp.*	104,349	2,586,812
DENTSPLY SIRONA, Inc.	19,195	1,263,607
Essilor International Cie Generale d’Optique SA (France)	8,624	1,187,880

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc.*	3,316	$1,210,141
Koninklijke Philips NV (Netherlands)	16,931	639,290

		6,887,730

Health Care Providers & Services — 0.8%
Acadia Healthcare Co., Inc.*(a)	37,134	1,211,682
Aetna, Inc.	8,326	1,501,927
Cigna Corp.	3,300	670,197
Fresenius Medical Care AG & Co. KGaA (Germany)	11,249	1,181,251
HCA Healthcare, Inc.*	11,300	992,592
Humana, Inc.	4,639	1,150,797
Qualicorp SA (Brazil)	23,282	217,582
Teladoc, Inc.*(a)	15,958	556,136
UnitedHealth Group, Inc.	59,864	13,197,617

		20,679,781

Health Care Technology — 0.1%
Evolent Health, Inc. (Class A Stock)*(a)	43,289	532,455
Veeva Systems, Inc. (Class A Stock)*	14,276	789,177

		1,321,632

Hotels, Restaurants & Leisure — 0.5%
Accor SA (France)	26,359	1,356,957
Brinker International, Inc.(a)	20,700	803,987
Caesars Entertainment Corp.*	9,782	123,742
Hilton Grand Vacations, Inc.*	22,739	953,901
Hilton Worldwide Holdings, Inc.	48,333	3,859,873
InterContinental Hotels Group PLC (United Kingdom)	15,630	994,141
La Quinta Holdings, Inc.*	42,900	791,934
Norwegian Cruise Line Holdings Ltd.*	19,231	1,024,051
Sands China Ltd. (Hong Kong)	154,000	792,675
Sodexo SA (France)	6,400	857,973
Whitbread PLC (United Kingdom)	5,269	284,232
Wynn Macau Ltd. (Macau)	262,800	830,835

		12,674,301

Household Durables — 0.5%
Barratt Developments PLC (United Kingdom)	54,095	471,895
CalAtlantic Group, Inc.	19,790	1,115,958
Electrolux AB (Sweden) (Class B Stock)	48,266	1,553,943
Haier Electronics Group Co. Ltd. (Hong Kong)*	113,000	308,013
Lennar Corp. (Class A Stock)	36,082	2,281,826
Lennar Corp. (Class B Stock)	136	7,028
Mohawk Industries, Inc.*	12,778	3,525,450
MRV Engenharia e Participacoes SA (Brazil)	95,426	432,669
Newell Brands, Inc.	8,740	270,066
Panasonic Corp. (Japan)	67,500	985,089
Persimmon PLC (United Kingdom)	28,312	1,045,965
Sekisui House Ltd. (Japan)	29,900	539,356
Sony Corp. (Japan)	8,700	390,481
Taylor Wimpey PLC (United Kingdom)	163,729	455,527
Toll Brothers, Inc.	12,970	622,819

		14,006,085

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Household Products — 0.1%
Energizer Holdings, Inc.(a)	6,050	$290,279
Procter & Gamble Co. (The)	16,242	1,492,315
Reckitt Benckiser Group PLC (United Kingdom)	1,979	184,627

		1,967,221

Independent Power & Renewable Electricity Producers — 0.0%
China Power International Development Ltd. (China)	618,000	162,149
China Resources Power Holdings Co. Ltd. (China)	118,000	219,474
Dynegy, Inc.*	250	2,963
Electric Power Development Co. Ltd. (Japan)	7,300	196,367
Huadian Power International Corp. Ltd. (China) (Class H Stock)	400,000	145,145
Huaneng Power International, Inc. (China) (Class H Stock)	350,000	219,373
Vistra Energy Corp.*	3,688	67,564

		1,013,035

Industrial Conglomerates — 0.4%
Carlisle Cos., Inc.	12,700	1,443,355
CK Hutchison Holdings Ltd. (Hong Kong)	268,000	3,358,121
Fosun International Ltd. (China)	333,500	737,024
General Electric Co.	86,952	1,517,312
Honeywell International, Inc.	11,300	1,732,968
LG Corp. (South Korea)	2,939	249,764
Siemens AG (Germany)	11,230	1,554,876

		10,593,420

Insurance — 2.1%
AIA Group Ltd. (Hong Kong)	422,000	3,589,383
Alleghany Corp.*	903	538,269
Allianz SE (Germany)	24,880	5,693,719
American International Group, Inc.	82,561	4,918,984
Assicurazioni Generali SpA (Italy)	40,882	744,110
Aviva PLC (United Kingdom)	253,785	1,730,891
AXA SA (France)	161,945	4,798,941
Chubb Ltd.	27,030	3,949,894
CNO Financial Group, Inc.	21,200	523,427
Fairfax Financial Holdings Ltd. (Canada)	1,058	563,374
Hannover Rueck SE (Germany)	6,696	840,104
Hartford Financial Services Group, Inc. (The)	60,762	3,419,685
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)	8,491	372,394
Loews Corp.	50,900	2,546,527
Manulife Financial Corp. (Canada)	87,461	1,824,365
Marsh & McLennan Cos., Inc.	4,800	390,672
MetLife, Inc.	42,268	2,137,070
MS&AD Insurance Group Holdings, Inc. (Japan)	12,800	431,750
NN Group NV (Netherlands)	7,532	325,785
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	364,000	697,342
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	317,500	3,293,131
Prudential PLC (United Kingdom)	218,384	5,592,871

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Swiss Life Holding AG (Switzerland)*	3,662	$1,294,422
Swiss Re AG (Switzerland)	7,852	734,325
T&D Holdings, Inc. (Japan)	35,700	609,060
Travelers Cos., Inc. (The)	11,000	1,492,040
Unum Group	15,700	861,773
Zurich Insurance Group AG (Switzerland)	4,829	1,468,227

		55,382,535

Internet & Direct Marketing Retail — 0.7%
Amazon.com, Inc.*	11,502	13,451,244
Expedia, Inc.	6,600	790,482
Netflix, Inc.*	8,650	1,660,454
Priceline Group, Inc. (The)*	1,029	1,788,134
Wayfair, Inc. (Class A Stock)*(a)	12,224	981,220

		18,671,534

Internet Software & Services — 1.6%
Alibaba Group Holding Ltd. (China), ADR*(a)	14,555	2,509,719
Alphabet, Inc. (Class A Stock)*	7,639	8,046,922
Alphabet, Inc. (Class C Stock)*	12,871	13,468,214
Baidu, Inc. (China), ADR*	6,087	1,425,636
Facebook, Inc. (Class A Stock)*	45,454	8,020,813
GoDaddy, Inc. (Class A Stock)*	31,214	1,569,440
NetEase, Inc. (China), ADR	3,641	1,256,400
Tencent Holdings Ltd. (China)	78,700	4,073,351
Yirendai Ltd. (China), ADR	3,388	148,970
YY, Inc. (China), ADR*	4,174	471,912

		40,991,377

IT Services — 1.5%
Accenture PLC (Class A Stock)	24,153	3,697,583
Alliance Data Systems Corp.	3,257	825,584
Atos SE (France)	10,122	1,471,636
Capgemini SE (France)	31,259	3,702,364
Cognizant Technology Solutions Corp. (Class A Stock)	11,620	825,252
DXC Technology Co.	20,907	1,984,074
Global Payments, Inc.	27,568	2,763,417
HCL Technologies Ltd. (India)	54,433	759,129
International Business Machines Corp.	20,778	3,187,761
Mastercard, Inc. (Class A Stock)	20,099	3,042,185
Nomura Research Institute Ltd. (Japan)	10,700	496,656
Otsuka Corp. (Japan)	7,500	574,391
PayPal Holdings, Inc.*	34,991	2,576,037
Square, Inc. (Class A Stock)*(a)	17,326	600,692
Vantiv, Inc. (Class A Stock)*(a)	38,290	2,816,229
Visa, Inc. (Class A Stock)(a)	78,826	8,987,741

		38,310,731

Life Sciences Tools & Services — 0.2%
Evotec AG (Germany)*(a)	30,872	496,575
Illumina, Inc.*	6,811	1,488,135
Lonza Group AG (Switzerland)*	3,923	1,058,058
Thermo Fisher Scientific, Inc.	10,475	1,988,993

		5,031,761

Machinery — 1.2%
Atlas Copco AB (Sweden) (Class A Stock)	41,492	1,790,632
Cargotec OYJ (Finland) (Class B Stock)	7,988	452,280

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Caterpillar, Inc.	15,400	$2,426,732
DMG Mori Co. Ltd. (Japan)	26,700	549,686
Dover Corp.	12,400	1,252,276
FANUC Corp. (Japan)	6,800	1,631,296
Georg Fischer AG (Switzerland)	1,346	1,776,944
Illinois Tool Works, Inc.	5,700	951,045
Ingersoll-Rand PLC	15,571	1,388,777
John Bean Technologies Corp.(a)	7,559	837,537
Komatsu Ltd. (Japan)	50,300	1,817,828
Kubota Corp. (Japan)	86,900	1,699,715
Makita Corp. (Japan)	23,500	985,531
Middleby Corp. (The)*	9,720	1,311,714
Oshkosh Corp.	16,917	1,537,586
Parker-Hannifin Corp.	4,000	798,320
SMC Corp. (Japan)	3,174	1,302,560
Snap-on, Inc.(a)	9,798	1,707,791
Stanley Black & Decker, Inc.	19,287	3,272,811
Volvo AB (Sweden) (Class B Stock)	121,545	2,263,397
WABCO Holdings, Inc.*	11,801	1,693,444
Wartsila OYJ Abp (Finland)	9,222	581,872
Weichai Power Co. Ltd. (China) (Class H Stock)	218,000	238,157

		32,267,931

Media — 0.9%
CBS Corp. (Class B Stock)	24,372	1,437,925
Charter Communications, Inc. (Class A Stock)*	5,876	1,974,101
Clear Channel Outdoor Holdings, Inc. (Class A Stock)	37,858	174,147
DISH Network Corp. (Class A Stock)*	73,553	3,512,156
Entercom Communications Corp. (Class A Stock)(a)	58,022	626,638
I-CABLE Communications Ltd. (Hong Kong)*	15,252	447
ITV PLC (United Kingdom)	233,797	521,747
Naspers Ltd. (South Africa) (Class N Stock)	5,402	1,496,643
Nexstar Media Group, Inc. (Class A Stock)(a)	14,858	1,161,896
Time Warner, Inc.	9,400	859,818
Vivendi SA (France)	83,558	2,242,650
Walt Disney Co. (The)	60,833	6,540,156
WPP PLC (United Kingdom)	113,304	2,046,916

		22,595,240

Metals & Mining — 0.8%
Alrosa PJSC (Russia)	435,008	565,745
AMG Advanced Metallurgical Group NV (Netherlands)	23,684	1,189,611
ArcelorMittal (Luxembourg)*	26,917	873,273
BHP Billiton Ltd. (Australia)	109,474	2,514,718
BHP Billiton PLC (Australia)	36,314	734,280
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	126,517	333,813
Evraz PLC (Russia)	35,606	162,737
Freeport-McMoRan, Inc.*	43,401	822,883
Glencore PLC (Switzerland)*	319,664	1,673,106
Hoa Phat Group JSC (Vietnam)*	177,430	365,856
Jastrzebska Spolka Weglowa SA (Poland)*	5,521	152,258

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
KGHM Polska Miedz SA (Poland)	11,756	$374,342
Kumba Iron Ore Ltd. (South Africa)	9,748	297,499
Magnitogorsk Iron & Steel Works PJSC (Russia)	254,747	184,442
MMC Norilsk Nickel PJSC (Russia), ADR(a)	48,401	907,035
Norsk Hydro ASA (Norway)	32,384	245,497
Outokumpu OYJ (Finland)	56,218	521,718
POSCO (South Korea)	2,535	788,515
Rio Tinto Ltd. (United Kingdom)	39,814	2,340,866
Rio Tinto PLC (United Kingdom)	48,229	2,529,972
Severstal PJSC (Russia), GDR	21,713	333,946
United Co. RUSAL PLC (Russia)	254,000	177,734
Vale SA (Brazil), ADR(a)	208,700	2,552,401
Vedanta Ltd. (India)	92,697	477,533

		21,119,780

Multiline Retail — 0.1%
Kohl’s Corp.(a)	26,000	1,409,980
Marui Group Co. Ltd. (Japan)	40,600	742,173
Nordstrom, Inc.(a)	18,800	890,744

		3,042,897

Multi-Utilities — 0.2%
CMS Energy Corp.	22,011	1,041,120
Engie SA (France)	188,275	3,236,723
Sempra Energy	2,600	277,992

		4,555,835

Oil, Gas & Consumable Fuels — 1.9%
Apache Corp.(a)	16,900	713,518
BP PLC (United Kingdom)	150,872	1,058,408
Cabot Oil & Gas Corp.	37,500	1,072,500
Chaparral Energy, Inc. (Class A Stock)*	9,827	232,802
Chaparral Energy, Inc. (Class B Stock)*	2,104	49,844
Chevron Corp.	5,578	698,310
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	92,500	238,969
CNOOC Ltd. (China) (Class H Stock)	800,000	1,148,494
Concho Resources, Inc.*	28,907	4,342,410
ConocoPhillips	23,700	1,300,893
Diamondback Energy, Inc.*	2,534	319,918
EOG Resources, Inc.	51,125	5,516,899
EQT Corp.	14,300	813,956
Exxon Mobil Corp.	32,800	2,743,392
Inpex Corp. (Japan)	108,800	1,354,127
Kinder Morgan, Inc.	64,500	1,165,515
Marathon Petroleum Corp.	22,900	1,510,942
MOL Hungarian Oil & Gas PLC (Hungary)	35,731	414,278
Occidental Petroleum Corp.	14,900	1,097,534
Parsley Energy, Inc. (Class A Stock)*	36,651	1,079,005
PBF Energy, Inc. (Class A Stock)(a)	24,200	857,890
Penn Virginia Corp.*	89	3,481
Penn Virginia Corp. NPV*	1,594	62,230
Phillips 66	14,500	1,466,675
Pioneer Natural Resources Co.	15,650	2,705,103
Polski Koncern Naftowy ORLEN SA (Poland)	20,811	632,546
PTT PCL (Thailand), NVDR	70,600	951,422
Repsol SA (Spain)	132,307	2,336,066

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	128,180	$4,279,049
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	50,351	1,695,518
RSP Permian, Inc.*	24,789	1,008,417
Sabine Oil & Gas Holdings, Inc.*	41	1,948
SK Innovation Co. Ltd. (South Korea)	5,064	966,064
S-Oil Corp. (South Korea)	4,607	503,196
Star Petroleum Refining PCL (Thailand), NVDR	517,500	271,065
Tatneft PJSC (Russia), ADR	7,963	393,850
Thai Oil PCL (Thailand), NVDR	127,400	404,274
TOTAL SA (France)	57,115	3,152,735
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)	23,160	742,194
Ultra Petroleum Corp.*	2,287	20,720
United Tractors Tbk PT (Indonesia)	61,200	159,561
Yanzhou Coal Mining Co. Ltd. (China) (Class H Stock)	220,000	256,561

		49,742,279

Paper & Forest Products — 0.1%
Fibria Celulose SA (Brazil)	18,444	266,059
KapStone Paper and Packaging Corp.	21,300	483,297
Lee & Man Paper Manufacturing Ltd. (Hong Kong)	201,000	236,668
Nine Dragons Paper Holdings Ltd. (Hong Kong)	128,000	204,526
UPM-Kymmene OYJ (Finland)	52,805	1,639,318

		2,829,868

Personal Products — 0.3%
Coty, Inc. (Class A Stock)(a)	40,087	797,330
Kao Corp. (Japan)	11,600	783,807
Unilever NV (United Kingdom), CVA	40,060	2,255,492
Unilever PLC (United Kingdom)	47,470	2,632,971

		6,469,600

Pharmaceuticals — 2.1%
Allergan PLC	6,400	1,046,911
AstraZeneca PLC (United Kingdom)	12,013	828,963
Bayer AG (Germany)	25,000	3,106,572
Bristol-Myers Squibb Co.	16,332	1,000,825
Eli Lilly & Co.	14,749	1,245,701
GlaxoSmithKline PLC (United Kingdom)	54,084	957,782
Jazz Pharmaceuticals PLC*	8,618	1,160,414
Johnson & Johnson	61,475	8,589,287
Kyowa Hakko Kirin Co. Ltd. (Japan)	34,500	664,182
Merck & Co., Inc.	73,994	4,163,642
Merck KGaA (Germany)	542	58,176
Novartis AG (Switzerland)	96,352	8,108,262
Novo Nordisk A/S (Denmark) (Class B Stock)	101,419	5,449,800
Otsuka Holdings Co. Ltd. (Japan)	16,800	736,801
Pfizer, Inc.	269,982	9,778,748
Revance Therapeutics, Inc.*	19,467	695,945
Roche Holding AG (Switzerland)	14,779	3,736,949
Sanofi (France)	36,338	3,128,401

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Teva Pharmaceutical Industries Ltd. (Israel), ADR(a)	22,087	$418,549
TherapeuticsMD, Inc.*(a)	124,272	750,603

		55,626,513

Professional Services — 0.0%
RELX NV (United Kingdom)	48,682	1,118,925

Real Estate Management & Development — 0.3%
CBRE Group, Inc. (Class A Stock)*	78,310	3,391,606
China Overseas Land & Investment Ltd. (China)	276,000	885,928
CK Asset Holdings Ltd. (Hong Kong)	212,000	1,848,040
Deutsche Wohnen SE (Germany)	2,073	90,417
Kennedy-Wilson Holdings, Inc.(a)	15,870	275,345
Mitsui Fudosan Co. Ltd. (Japan)	41,200	921,458
St. Joe Co. (The)*	8,170	147,469
Wharf Holdings Ltd. (The) (Hong Kong)	55,000	189,667
Wharf Real Estate Investment Co. Ltd. (Hong Kong)*	55,000	366,064

		8,115,994

Road & Rail — 0.5%
Central Japan Railway Co. (Japan)	2,800	501,090
CSX Corp.	29,576	1,626,976
Norfolk Southern Corp.	25,169	3,646,988
Old Dominion Freight Line, Inc.	13,641	1,794,474
Tokyu Corp. (Japan)	37,400	596,159
Union Pacific Corp.	25,022	3,355,450
West Japan Railway Co. (Japan)	8,900	649,291

		12,170,428

Semiconductors & Semiconductor Equipment — 2.1%
ams AG (Austria)*	6,293	570,095
Analog Devices, Inc.	40,724	3,625,658
Applied Materials, Inc.	68,816	3,517,874
ASML Holding NV (Netherlands)	25,898	4,502,573
BE Semiconductor Industries NV (Netherlands)	19,941	1,665,760
Broadcom Ltd.	16,301	4,187,727
Cavium, Inc.*	19,639	1,646,337
Infineon Technologies AG (Germany)	30,829	839,601
KLA-Tencor Corp.	4,100	430,787
Lam Research Corp.	15,335	2,822,713
Macronix International (Taiwan)*	253,000	373,726
Maxim Integrated Products, Inc.	12,620	659,774
Microchip Technology, Inc.(a)	35,679	3,135,471
NVIDIA Corp.	26,774	5,180,769
Phison Electronics Corp. (Taiwan)	15,000	146,556
QUALCOMM, Inc.	18,000	1,152,360
Renesas Electronics Corp. (Japan)*	29,100	337,485
Siltronic AG (Germany)*	6,384	922,947
SK Hynix, Inc. (South Korea)	16,880	1,198,925
STMicroelectronics NV (Switzerland)	69,003	1,505,231
SUMCO Corp. (Japan)	86,700	2,201,025
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	178,000	1,362,959
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	110,647	4,387,154
Texas Instruments, Inc.	61,334	6,405,723

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Tokyo Electron Ltd. (Japan)	14,600	$2,633,686
Winbond Electronics Corp. (Taiwan)	252,000	197,570

		55,610,486

Software — 1.3%
Adobe Systems, Inc.*	10,359	1,815,311
Electronic Arts, Inc.*	21,599	2,269,191
Guidewire Software, Inc.*(a)	11,611	862,233
IGG, Inc. (Singapore)	335,000	359,948
Micro Focus International PLC (United Kingdom), ADR*	9,706	326,014
Microsoft Corp.	166,650	14,255,241
NCSoft Corp. (South Korea)	1,388	579,219
Oracle Corp.	21,484	1,015,764
Red Hat, Inc.*	8,416	1,010,762
salesforce.com, Inc.*	19,164	1,959,136
SAP SE (Germany)	33,046	3,697,021
ServiceNow, Inc.*	11,594	1,511,742
Splunk, Inc.*(a)	20,796	1,722,741
Take-Two Interactive Software, Inc.*	10,130	1,112,071
Workday, Inc. (Class A Stock)*(a)	5,648	574,628

		33,071,022

Specialty Retail — 0.7%
AutoZone, Inc.*	6,648	4,729,188
Best Buy Co., Inc.	12,000	821,639
Dixons Carphone PLC (United Kingdom)	88,055	236,224
Gap, Inc. (The)(a)	20,100	684,606
Home Depot, Inc. (The)	26,687	5,057,987
Lowe’s Cos., Inc.	30,889	2,870,824
Murphy USA, Inc.*(a)	10,200	819,672
Nebraska Book Holdings, Inc.*	1,680	15
O’Reilly Automotive, Inc.*	7,421	1,785,047
Tiffany & Co.	7,200	748,440
Zhongsheng Group Holdings Ltd. (China)	71,000	161,346

		17,914,988

Technology Hardware, Storage & Peripherals — 1.0%
Apple, Inc.	105,260	17,813,150
Catcher Technology Co. Ltd. (Taiwan)	48,000	525,970
Hewlett Packard Enterprise Co.	48,200	692,152
Samsung Electronics Co. Ltd. (South Korea)	1,410	3,350,035
Samsung Electronics Co. Ltd. (South Korea), GDR	3,997	4,788,406

		27,169,713

Telecommunications — 0.0%
Avaya Holdings Corp.*(a)	9,154	160,652

Textiles, Apparel & Luxury Goods — 0.6%
adidas AG (Germany)	2,972	594,368
Burberry Group PLC (United Kingdom)	91,794	2,213,135
Cie Financiere Richemont SA (Switzerland)	28,306	2,563,614
Columbia Sportswear Co.	14,700	1,056,636
Gildan Activewear, Inc. (Canada)	31,180	1,007,114
Kering (France)	4,784	2,251,952
LVMH Moet Hennessy Louis Vuitton SE (France)	6,396	1,877,255
NIKE, Inc. (Class B Stock)	36,811	2,302,528

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Pandora A/S (Denmark)	11,203	$1,217,750
PVH Corp.	7,400	1,015,354

		16,099,706

Thrifts & Mortgage Finance — 0.1%
Housing Development Finance Corp. Ltd. (India)	44,714	1,197,380

Tobacco — 0.4%
British American Tobacco PLC (United Kingdom)	59,730	4,037,667
Imperial Brands PLC (United Kingdom)	14,924	636,576
Japan Tobacco, Inc. (Japan)(a)	54,100	1,742,189
KT&G Corp. (South Korea)	11,912	1,283,477
Philip Morris International, Inc.	24,005	2,536,128

		10,236,037

Trading Companies & Distributors — 0.1%
Brenntag AG (Germany)	14,837	935,375
Ferguson PLC (Switzerland)	12,637	906,879
Mitsubishi Corp. (Japan)	39,400	1,086,407
Travis Perkins PLC (United Kingdom)	28,987	612,878

		3,541,539

Transportation Infrastructure — 0.0%
Atlantia SpA (Italy)	17,785	560,695
Shenzhen Expressway Co. Ltd. (China) (Class H Stock)	200,000	202,697
Zhejiang Expressway Co. Ltd. (China) (Class H Stock)	238,000	261,420

		1,024,812

Water Utilities — 0.0%
Cia de Saneamento de Minas Gerais-COPASA (Brazil)	8,881	116,170

Wireless Telecommunication Services — 0.4%
China Mobile Ltd. (China)	97,000	980,868
Goodman Networks, Inc.*^	3,993	—
KDDI Corp. (Japan)	67,000	1,664,249
Mobile TeleSystems PJSC (Russia), ADR	51,238	522,115
NII Holdings, Inc.*	8,909	3,780
SoftBank Group Corp. (Japan)	6,300	498,775
T-Mobile US, Inc.*	19,151	1,216,280
Turkcell Iletisim Hizmetleri A/S (Turkey)	158,815	647,564
Vodafone Group PLC (United Kingdom)	1,162,968	3,676,128

		9,209,759

TOTAL COMMON STOCKS
(cost $879,592,808)		1,056,327,871

PREFERRED STOCKS — 1.4%
Banks — 0.3%
Bank of America Corp., Series L, CVT, 7.250%(a)	2,221	2,929,499
Itau Unibanco Holding SA (Brazil) (PRFC), ADR(a)	98,032	1,274,416
Wells Fargo & Co., Series L, CVT, 7.500%	2,713	3,554,003

		7,757,918

Chemicals — 0.0%
Braskem SA (Brazil) (PRFC A)	2,610	33,731

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

PREFERRED STOCKS (continued)	Shares	Value
Consumer Finance — 0.3%
Mandatory Exchangeable Trust (China), CVT, 144A, 5.750%	44,101	$8,589,111

Diversified Financial Services — 0.0%
GMAC Capital Trust I, Series 2, 7.201%	3,000	77,850

Diversified Telecommunication Services — 0.0%
Frontier Communications Corp., Series A, CVT, 11.125%	8,328	90,109

Electric Utilities — 0.1%
NextEra Energy, Inc., CVT, 6.123%(a)	33,117	1,861,175

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., CVT, 6.750%	6,692	689,611

Equity Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp., CVT, 5.500%	7,880	990,910
Crown Castle International Corp., CVT, 6.875%	1,327	1,500,406
Welltower, Inc., Series I, CVT, 6.500%	11,425	684,015

		3,175,331

Food Products — 0.0%
Bunge Ltd., CVT, 4.875%	5,375	559,215

Health Care Providers & Services — 0.0%
Anthem, Inc., CVT, 5.250%	23,316	1,305,696

Healthcare Equipment & Supplies — 0.1%
Becton, Dickinson & Co., CVT, 6.125%(a)	47,340	2,740,986

Household Products — 0.1%
Henkel AG & Co. KGaA (Germany) (PRFC)	14,779	1,951,642

Insurance — 0.0%
XLIT Ltd. (Bermuda), Series D, 4.479%	350	335,125

Machinery — 0.1%
Stanley Black & Decker, Inc., CVT, 5.375%(a)	14,086	1,729,057

Metals & Mining — 0.0%
Metalurgica Gerdau SA (Brazil) (PRFC)	151,025	263,614

Multi-Utilities — 0.1%
Dominion Energy, Inc., Series A, CVT, 6.750%	28,085	1,450,871
DTE Energy Co., CVT, 6.500%	10,622	573,163

		2,024,034

Oil, Gas & Consumable Fuels — 0.1%
Hess Corp., CVT, 8.000%(a)	11,716	678,122
Kinder Morgan, Inc., Series A, CVT, 9.750%(a)	19,303	732,742
Surgutneftegas OJSC (Russia) (PRFC)	520,880	254,179

		1,665,043

Pharmaceuticals — 0.1%
Allergan PLC, Series A, CVT, 5.500%	2,944	1,725,919
Teva Pharmaceutical Industries Ltd. (Israel), CVT, 7.000%	1,521	539,681

		2,265,600

Water Utilities — 0.0%
Cia de Saneamento do Parana (Brazil) (PRFC)	25,500	89,943

PREFERRED STOCKS (continued)	Shares	Value
Wireless Telecommunication Services — 0.0%
Goodman Networks, Inc.^	4,751	$15,821

TOTAL PREFERRED STOCKS
(cost $35,405,484)		37,220,612

	Units
RIGHTS* — 0.0%
Independent Power & Renewable Electricity Producers — 0.0%
Vistra Energy Corp., expiring 01/23/27^	12,314	9,236

Media — 0.0%
Media General, Inc., (CVR)^	42,900	2,102

Oil, Gas & Consumable Fuels — 0.0%
Repsol SA (Spain), expiring 01/05/18	19,678	8,948

TOTAL RIGHTS
(cost $9,019)		20,286

WARRANTS* — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Sabine Oil & Gas Holdings, Inc., expiring 12/31/18.	133	931
Sabine Oil & Gas Holdings, Inc., expiring 12/31/18.	23	138

		1,069

Specialty Retail — 0.0%
Nebraska Book Holdings, Inc., Series A, expiring 06/29/19^	1,980	—
Nebraska Book Holdings, Inc., Series B, expiring 06/29/19^	4,243	—

		—

Transportation — 0.0%
Jack Cooper, expiring 10/27/29^	117	—

TOTAL WARRANTS
(cost $1,070)		1,069

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 1.3%
Automobiles — 0.5%
Credit Acceptance Auto Loan Trust,
Series 2017-2A, Class B, 144A
3.020%	04/15/26	1,200	1,187,924
DT Auto Owner Trust,
Series 2016-4A, Class C, 144A
2.740%	10/17/22	1,250	1,248,771
Series 2016-4A, Class D, 144A
3.770%	10/17/22	3,300	3,296,692
Exeter Automobile Receivables Trust,
Series 2014-3A, Class B, 144A
2.770%	11/15/19	174	174,119
Series 2014-3A, Class D, 144A
5.690%	04/15/21	2,350	2,410,540
First Investors Auto Owner Trust,
Series 2015-2A, Class B, 144A
2.750%	09/15/21	1,730	1,733,040

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
Flagship Credit Auto Trust,
Series 2016-4, Class A1, 144A
1.470%	03/16/20	215	$214,453
Ford Credit Auto Owner Trust,
Series 2015-B, Class B
2.040%	10/15/20	307	306,546
Series 2016-A, Class A3
1.390%	07/15/20	95	94,349
Hyundai Auto Receivables Trust,
Series 2016-A, Class D
3.230%	12/15/22	3,080	3,105,464

			13,771,898

Consumer Loans — 0.1%
CLUB Credit Trust,
Series 2017-NP1, Class B, 144A
3.170%	04/17/23	1,150	1,151,914
LendingClub Issuance Trust,
Series 2016-NP2, Class A, 144A
3.000%	01/17/23	303	303,837
Murray Hill Marketplace Trust,
Series 2016-LC1, Class A, 144A
4.190%	11/25/22	38	37,640
Oportun Funding LLC,
Series 2017-A, Class B, 144A
3.970%(cc)	06/08/23	800	788,327

			2,281,718

Credit Cards — 0.1%
American Express Credit Account Master Trust,
Series 2014-1, Class A, 1 Month LIBOR + 0.370%
1.847%(c)	12/15/21	126	126,466
Series 2017-8, Class A, 1 Month LIBOR + 0.120%
1.597%(c)	05/16/22	346	346,160
Capital One Multi-Asset Execution Trust,
Series 2014-A3, Class A3, 1 Month LIBOR + 0.380%
1.857%(c)	01/18/22	279	279,901
Series 2014-A4, Class A4, 1 Month LIBOR + 0.360%
1.837%(c)	06/15/22	491	492,986
Series 2016-A1, Class A1, 1 Month LIBOR + 0.450%
1.927%(c)	02/15/22	228	229,080
Citibank Credit Card Issuance Trust,
Series 2013-A7, Class A7, 1 Month LIBOR + 0.430%
1.862%(c)	09/10/20	219	219,543
Series 2017-A1, Class A1, 1 Month LIBOR + 0.250%
1.741%(c)	01/19/21	100	100,158
Series 2017-A4, Class A4, 1 Month LIBOR + 0.220%
1.623%(c)	04/07/22	250	250,444
Discover Card Execution Note Trust,
Series 2014-A1, Class A1, 1 Month LIBOR + 0.430%
1.907%(c)	07/15/21	520	521,778

			2,566,516

Home Equity Loans — 0.2%
Accredited Mortgage Loan Trust,
Series 2003-3, Class A1
5.210%	01/25/34	109	111,203

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-ASP2, Class A2D, 1 Month LIBOR + 0.280%
1.832%(c)	03/25/36	75	$74,970
Series 2006-FM1, Class A2B, 1 Month LIBOR + 0.090%
1.642%(c)	07/25/36	333	116,758
Asset-Backed Funding Certificates Trust,
Series 2006-OPT2, Class A2, 1 Month LIBOR + 0.140%
1.692%(c)	10/25/36	302	279,365
Countrywide Asset-Backed Certificates Trust,
Series 2007-2, Class 2A3, 1 Month LIBOR + 0.140%
1.692%(c)	08/25/37	156	150,867
GSAA Home Equity Trust,
Series 2007-5, Class 1AV1, 1 Month LIBOR + 0.100%
1.652%(c)	03/25/47	92	49,024
Home Equity Asset Trust,
Series 2005-9, Class 2A4, 1 Month LIBOR + 0.340%
1.892%(c)	04/25/36	68	68,199
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AV4, 1 Month LIBOR + 0.150%
1.702%(c)	08/25/36	40	39,573
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A2, 1 Month LIBOR + 0.110%
1.662%(c)	11/25/36	91	45,438
Series 2006-HE4, Class A3, 1 Month LIBOR + 0.150%
1.702%(c)	11/25/36	117	58,419
Series 2006-NC3, Class A1, 1 Month LIBOR + 0.130%
1.682%(c)	10/25/36	164	103,109
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-SD3, Class M1, 1 Month LIBOR + 1.050%, 144A
2.602%(c)	06/25/34	35	34,965
Series 2007-HE7, Class A2B, 1 Month LIBOR + 1.000%
2.552%(c)	07/25/37	73	71,688
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV3, 1 Month LIBOR + 0.180%
1.732%(c)	06/25/37	96	95,627
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2006-HE1, Class M1, 1 Month LIBOR + 0.410%
1.962%(c)	02/25/36	50	49,750
NovaStar Mortgage Funding Trust,
Series 2006-4, Class A2C, 1 Month LIBOR + 0.150%
1.702%(c)	09/25/36	186	106,978
Series 2006-4, Class A2D, 1 Month LIBOR + 0.250%
1.802%(c)	09/25/36	74	42,919
Series 2007-1, Class A1A, 1 Month LIBOR + 0.130%
1.682%(c)	03/25/37	297	228,541
Option One Mortgage Loan Trust,
Series 2005-3, Class M2, 1 Month LIBOR + 0.735%
2.287%(c)	08/25/35	50	49,964
RASC Trust,
Series 2004-KS5, Class AI5
4.935%(cc)	06/25/34	234	237,823
Series 2005-KS2, Class M1, 1 Month LIBOR + 0.645%
2.197%(c)	03/25/35	41	40,676
Saxon Asset Securities Trust,
Series 2001-3, Class AV1, 1 Month LIBOR + 0.540%
2.092%(c)	09/25/31	57	56,523

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
Soundview Home Loan Trust,
Series 2006-1, Class A4, 1 Month LIBOR + 0.300%
1.852%(c)	02/25/36	107	$106,757
Series 2006-EQ1, Class A3, 1 Month LIBOR + 0.160%
1.712%(c)	10/25/36	184	182,050
Series 2006-OPT1, Class 1A1, 1 Month LIBOR + 0.180%
1.732%(c)	03/25/36	400	397,543
Series 2006-OPT3, Class 1A1, 1 Month LIBOR + 0.155%
1.707%(c)	06/25/36	568	564,357
Series 2006-OPT4, Class 1A1, 1 Month LIBOR + 0.150%
1.702%(c)	06/25/36	352	348,087
Series 2007-1, Class 2A3, 1 Month LIBOR + 0.170%
1.722%(c)	03/25/37	112	111,172
Series 2007-OPT3, Class 2A3, 1 Month LIBOR + 0.180%
1.732%(c)	08/25/37	79	76,695
Structured Asset Securities Corp. Pass-Through Certificates,
Series 2002-AL1, Class A2
3.450%	02/25/32	82	80,868
Terwin Mortgage Trust,
Series 2006-3, Class 2A2, 1 Month LIBOR + 0.210%, 144A
1.762%(c)	04/25/37	97	95,685

			4,075,593

Manufactured Housing — 0.0%
Mid-State Capital Corp. Trust,
Series 2006-1, Class A, 144A
5.787%	10/15/40	571	640,390

			640,390

Other — 0.2%
American Tower Trust,
Series 13, Class 1A, 144A
1.551%	03/15/43	233	232,684
Golden Bear LLC,
Series 2016-1A, Class A, 144A
3.750%	09/20/47	2,336	2,340,734
Progress Residential Trust,
Series 2015-SFR2, Class B, 144A
3.138%	06/12/32	900	898,935
Velocity Commercial Capital Loan Trust,
Series 2016-1, Class M5, 144A
7.804%(cc)	04/25/46	43	45,901
Series 2016-2, Class AFX
2.997%(cc)	10/25/46	184	185,359
Series 2017-1, Class M3, 144A
5.350%(cc)	05/25/47	100	100,399
Series 2017-2, Class M4, 144A
5.000%(cc)	11/25/47	99	99,149
Westgate Resorts LLC,
Series 2014-1A, Class A, 144A
2.150%	12/20/26	921	916,582

			4,819,743

Residential Mortgage-Backed Securities — 0.2%
Bear Stearns Asset-Backed Securities Trust,
Series 2003-SD1, Class A, 1 Month LIBOR + 0.900%
2.452%(c)	12/25/33	128	126,135

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Carrington Mortgage Loan Trust,
Series 2006-FRE2, Class A2, 1 Month LIBOR + 0.120%
1.672%(c)	10/25/36	172	$114,548
Series 2006-NC2, Class A3, 1 Month LIBOR + 0.150%
1.702%(c)	06/25/36	178	176,299
Series 2007-FRE1, Class A2, 1 Month LIBOR + 0.200%
1.752%(c)	02/25/37	141	140,150
Series 2007-RFC1, Class A2, 1 Month LIBOR + 0.100%
1.652%(c)	12/25/36	83	82,428
Countrywide Asset-Backed Certificates,
Series 2006-8, Class 2A3, 1 Month LIBOR + 0.160%
1.712%(c)	01/25/46	171	169,507
Countrywide Asset-Backed Certificates Trust,
Series 2006-11, Class 3AV2, 1 Month LIBOR + 0.160%
1.488%(c)	09/25/46	132	130,309
Series 2006-17, Class 2A2, 1 Month LIBOR + 0.150%
1.702%(c)	03/25/47	166	160,086
Series 2006-18, Class 2A2, 1 Month LIBOR + 0.160%
1.712%(c)	03/25/37	334	328,634
Credit-Based Asset Servicing & Securitization LLC,
Series 2006-CB8, Class A1, 1 Month LIBOR + 0.140%
1.692%(c)	10/25/36	177	159,184
CWABS Asset-Backed Certificates Trust,
Series 2006-14, Class 2A2, 1 Month LIBOR + 0.150%
1.702%(c)	02/25/37	66	65,973
Ellington Loan Acquisition Trust,
Series 2007-2, Class A2E, 1 Month LIBOR + 1.100%, 144A
2.652%(c)	05/25/37	58	59,071
Equity One Mortgage Pass-Through Trust,
Series 2003-2, Class M1
5.050%(cc)	09/25/33	75	76,116
FBR Securitization Trust,
Series 2005-5, Class M1, 1 Month LIBOR + 0.690%
2.242%(c)	11/25/35	144	142,559
Fieldstone Mortgage Investment Trust,
Series 2006-2, Class 2A3, 1 Month LIBOR + 0.270%
1.598%(c)	07/25/36	63	36,184
First Franklin Mortgage Loan Trust,
Series 2006-FF12, Class A4, 1 Month LIBOR + 0.140%
1.692%(c)	09/25/36	34	34,150
Series 2006-FF14, Class A5, 1 Month LIBOR + 0.160%
1.712%(c)	10/25/36	191	186,547
Series 2006-FF8, Class IA1, 1 Month LIBOR + 0.140%
1.692%(c)	07/25/36	268	264,686
Fremont Home Loan Trust,
Series 2006-1, Class 1A1, 1 Month LIBOR + 0.155%
1.707%(c)	04/25/36	218	216,091
GMAT Trust,
Series 2013-1A, Class A, 144A
6.967%	11/25/43	69	69,142
GSAMP TRUST,
Series 2002-HE2, Class A2, 1 Month LIBOR + 1.040%, 144A
2.541%(c)	10/20/32	49	49,502
GSAMP Trust,
Series 2005-WMC1, Class M1, 1 Month LIBOR + 0.735%
2.287%(c)	09/25/35	79	76,897
Series 2006-FM1, Class A1, 1 Month LIBOR + 0.160%
1.712%(c)	04/25/36	214	165,834

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2006-FM2, Class A2C, 1 Month LIBOR + 0.150%
1.702%(c)	09/25/36	61	$29,298
Series 2006-FM2, Class A2D, 1 Month LIBOR + 0.240%
1.792%(c)	09/25/36	99	49,226
Series 2006-HE3, Class A2C, 1 Month LIBOR + 0.160%
1.712%(c)	05/25/46	226	222,951
Series 2007-HE1, Class A2C, 1 Month LIBOR + 0.150%
1.702%(c)	03/25/47	315	299,760
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2006-C, Class 2A, 1 Month LIBOR + 0.130%
1.682%(c)	08/25/36	189	171,739
Series 2006-C, Class 3A3, 1 Month LIBOR + 0.150%
1.702%(c)	08/25/36	96	92,454
Series 2006-E, Class 2A3, 1 Month LIBOR + 0.170%
1.722%(c)	04/25/37	205	149,185
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-H1, Class 1A1, 1 Month LIBOR + 1.000%
2.552%(c)	10/25/37	268	271,080
New Century Home Equity Loan Trust,
Series 2006-2, Class A2B, 1 Month LIBOR + 0.160%
1.712%(c)	08/25/36	203	188,560
Ownit Mortgage Loan Trust,
Series 2006-1, Class AV, 1 Month LIBOR + 0.230%
1.782%(c)	12/25/35	183	181,676
People’s Choice Home Loan Securities Trust,
Series 2005-4, Class 1A2, 1 Month LIBOR + 0.520%
2.072%(c)	12/25/35	62	60,596
Popular ABS Mortgage Pass-Through Trust,
Series 2005-4, Class M1, 1 Month LIBOR + 0.460%
2.012%(c)	09/25/35	146	145,826
RAAC Trust,
Series 2007-SP2, Class A2, 1 Month LIBOR + 0.400%
1.952%(c)	06/25/47	50	49,974
RAMP Trust,
Series 2005-EFC6, Class M1, 1 Month LIBOR + 0.615%
2.167%(c)	11/25/35	69	69,232
RASC Trust,
Series 2007-KS3, Class AI3, 1 Month LIBOR + 0.250%
1.802%(c)	04/25/37	117	114,432
Saxon Asset Securities Trust,
Series 2007-1, Class A2C, 1 Month LIBOR + 0.150%
1.702%(c)	01/25/47	151	148,192
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-NC3, Class A1, 1 Month LIBOR + 0.140%
1.692%(c)	09/25/36	176	126,046
Series 2007-NC2, Class A2B, 1 Month LIBOR + 0.140%
1.692%(c)	01/25/37	67	48,555
Soundview Home Loan Trust,
Series 2005-2, Class M5, 1 Month LIBOR + 0.990%
2.542%(c)	07/25/35	66	66,644
Series 2005-OPT3, Class A1, 1 Month LIBOR + 0.260%
1.812%(c)	11/25/35	207	206,856
Structured Asset Investment Loan Trust,
Series 2006-2, Class A3, 1 Month LIBOR + 0.360%
1.912%(c)	04/25/36	238	235,955
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC5, Class A4, 1 Month LIBOR + 0.170%
1.722%(c)	12/25/36	51	49,469

Interest Rate	Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2007-WF1, Class A4, 1 Month LIBOR + 0.200%
1.752%(c)	02/25/37	193		$189,433
Towd Point Mortgage Trust,
Series 2016-4, Class A1, 144A
2.250%(cc)	07/25/56	244		242,013
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2006-3, Class A2, 1 Month LIBOR + 0.150%
1.702%(c)	01/25/37	67		66,389

				6,505,573

TOTAL ASSET-BACKED SECURITIES (cost $34,590,449)				34,661,431

BANK LOANS — 0.5%
Aerospace & Defense — 0.0%
MacDonald, Dettwiler & Associates. Ltd.,
Initial Term B Loan, 3 Month LIBOR + 2.750%
4.100%(c)	10/04/24	45		45,197

Biotechnology — 0.0%
Concordia Healthcare Corp.,
Dollar Term Loan, 1 Month LIBOR + 4.250%
5.819%(c)	10/21/21	—	(r)	133

Chemicals — 0.0%
Chemours Company LLC (The),
New Term Loan B, 1 Month LIBOR + 2.500%
4.070%(c)	05/12/22	124		124,571
Unifrax I LLC,
2017 Incremental Dollar Term Loan, 3 Month LIBOR + 3.500%
5.193%(c)	04/04/24	79		79,496

				204,067

Commercial Services — 0.0%
Camelot US Acquisition I Co.,
2017-2 Refinancing Term Loan, 1 Month LIBOR + 3.250%
4.819%(c)	10/03/23	47		47,154
4.819%(c)	10/03/23	34		34,146
Garda World Security Corp.,
New Incremental Term B Loan, 3 Month LIBOR + 3.500% / PRIME + 2.500%^
5.984%(c)	05/24/24	85		85,376
5.984%(c)	05/24/24	—	(r)	215
Prime Security Services Borrower LLC,
2016-2 Refinancing Term B-1 Loan (First Lien), 1 Month LIBOR + 2.750%
4.319%(c)	05/02/22	142		142,842
Syniverse Holdings, Inc.,
Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	04/23/19	127		125,041
Tranche B Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	04/23/19	31		30,341
Team Health Holdings, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.750%
4.319%(c)	02/06/24	347		338,039

				803,154

Commercial Services & Supplies — 0.0%
FGI Operating Co., LLC,
Term B Loan, 1 Month LIBOR + 4.250%
5.819%(c)	04/19/19	582		343,347

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Commercial Services & Supplies (continued)
UFC Holdings LLC,
Term Loan (Second Lien), 1 Month LIBOR + 7.500%
9.052%(c)	08/18/24	72	$72,315

			415,662

Computers — 0.0%
Exela Intermediate LLC,
First Lien Term B Loan, 3 Month LIBOR + 7.500%
8.857%(c)	06/30/23	139	134,603

Construction Materials — 0.0%
Continental Building Products LLC,
Second Lien Closing Date Term Loan, 3 Month LIBOR + 2.250%
3.642%(c)	08/18/23	43	43,659
3.642%(c)	08/18/23	25	25,429

			69,088

Consumer Products — 0.0%
Alphabet Holding Co., Inc.,
Closing Date Term Loan, 2 Month LIBOR + 4.000%
5.488%(c)	09/12/24	315	307,716
First Lien Initial Term Loan, 1 Month LIBOR + 3.500%
5.069%(c)	09/26/24	108	104,390
Zodiac Pool Holding SA-Zodiac Pool Solutions North America, Inc.,
Tranche B-1 Term Loan, 3 Month LIBOR + 4.000%
5.693%(c)	12/20/23	99	99,435

			511,541

Containers & Packaging — 0.0%
Consolidated Container Co. LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 3.500%
5.069%(c)	05/22/24	85	85,070

Distribution/Wholesale — 0.0%
HD Supply, Inc.,
Term Loan B-4, 3 Month LIBOR + 2.500%
4.193%(c)	10/17/23	72	72,329
Univar USA, Inc.,
Term B-3 Loan, 1 Month LIBOR + 2.500%
4.069%(c)	07/01/24	38	38,253

			110,582

Diversified Financial Services — 0.0%
Duff & Phelps Corp.,
Term Loan
— %(p)	12/01/24	67	67,154
Gulf Finance LLC,
Tranche B Term Loan, 3 Month LIBOR + 5.250%
6.950%(c)	08/25/23	238	213,333

			280,487

Diversified Telecommunication Services — 0.0%
US TelePacific Corp.,
Term Loan Advance, 3 Month LIBOR + 5.000%
6.693%(c)	05/02/23	369	353,393

Electric — 0.1%
Talen Energy Supply LLC,
Senior Secured Initial Term Loan, 1 Month LIBOR + 4.000%
5.569%(c)	04/13/24	557	561,851

Interest Rate	Maturity Date	Principal Amount (000)#		Value
BANK LOANS (continued)
Electric (continued)
Vistra Operations Co. LLC,
2016 Incremental Term Loan, 1 Month LIBOR + 2.750%
4.136%(c)	12/14/23	167		$167,249
4.136%(c)	12/14/23	53		53,520
Initial Term C Loan, 1 Month LIBOR + 2.625%
4.001%(c)	08/04/23	36		35,875
Initial Term Loan, 1 - 3 Month LIBOR + 2.583%
3.955%(c)	08/04/23	159		159,904
3.955%(c)	08/04/23	42		42,028

				1,020,427

Energy — 0.0%
Energy Future Intermediate Holding Company LLC,
Term Loan (DIP), 1 Month LIBOR + 3.000%
4.546%(c)	06/30/18	362		362,766
4.546%(c)	06/30/18	40		39,755
4.546%(c)	06/30/18	15		14,908
Lightstone Holding Co. LLC,
Refinancing Term B Loan, 1 Month LIBOR + 4.500%
6.069%(c)	01/30/24	100		100,766
Refinancing Term C Loan, 1 Month LIBOR + 4.500%
6.069%(c)	01/30/24	6		6,398

				524,593

Entertainment — 0.0%
CityCenter Holdings LLC,
Term B Loan, 1 Month LIBOR + 2.500%
4.069%(c)	04/18/24	100		99,904
Regal Cinemas Corp.,
New Term Loan, 1 Month LIBOR + 2.000%
3.569%(c)	04/01/22	53		52,609

				152,513

Financial Services — 0.0%
Exgen Renewables IV LLC,
Term Loan, 3 Month LIBOR + 3.000%^
4.468%(c)	11/28/24	47		47,344

Foods — 0.1%
Albertson’s LLC,
Replacement 2017-1 Term B-5 Loan, 3 Month LIBOR + 3.000%
4.675%(c)	12/21/22	170		166,383
Dole Food Co., Inc.,
Tranche B Term Loan, 1 - 3 Month LIBOR + 2.750% / PRIME + 1.750%
4.677%(c)	04/06/24	109		108,784
4.677%(c)	04/06/24	109		108,784
4.677%(c)	04/06/24	109		108,784
4.677%(c)	04/06/24	14		13,779
4.677%(c)	04/06/24	—	(r)	45
Moran Foods LLC,
Initial Term Loan, 1 Month LIBOR + 6.000%^
7.569%(c)	12/05/23	410		328,242
Supervalu, Inc.,
Delayed Draw Term Loan, 1 Month LIBOR + 3.500%
3.035%(c)	06/01/24	97		94,321
3.035%(c)	06/08/24	58		56,593
Initial Term Loan, 1 Month LIBOR + 3.500%
5.069%(c)	06/08/24	62		60,077
5.069%(c)	06/08/24	37		36,046

				1,081,838

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Health Care Facilities — 0.0%
Airmedical Group,
Term Loan
— %(p)	09/26/24	57	$57,112

Health Care Providers & Services — 0.0%
National Mentor Holdings, Inc.,
Tranche B Term Loan, 3 Month LIBOR + 3.000%
4.693%(c)	01/31/21	61	61,016
4.693%(c)	01/31/21	7	7,235

			68,251

Healthcare-Services — 0.0%
CHG Healthcare Services, Inc.,
New Term Loan, 3 Month LIBOR + 3.000%
4.476%(c)	06/07/23	275	276,744
CHS/Community Health Systems, Inc.,
Incremental 2019 Term G Loan, 3 Month LIBOR + 2.750%
4.229%(c)	12/31/19	240	232,532
Incremental 2021 Term H Loan, 3 Month LIBOR + 3.000%
4.479%(c)	01/27/21	24	22,384
MPH Acquisition Holdings LLC,
Tranche B Term Loan, 3 Month LIBOR + 3.000%
4.693%(c)	06/07/23	67	67,420

			599,080

Industrial Conglomerates — 0.0%
Rexnord LLC,
2017 Term B Refinancing Term Loan, 1 Month LIBOR + 2.250%
3.802%(c)	08/21/24	41	41,150
Steinway Musical Instruments, Inc.,
Term Loan^
— %(p)	09/19/19	28	27,720

			68,870

Insurance — 0.0%
Alliant Holdings Intermediate LLC,
Initial Term Loan, 1 Month LIBOR + 3.250%
4.802%(c)	08/12/22	132	132,187
HUB International Ltd.,
Initial Term Loan, 3 Month LIBOR + 3.000%
4.413%(c)	10/02/20	30	29,815
USI, Inc.,
Term Loan B, 3 Month LIBOR + 3.000%
4.693%(c)	05/16/24	138	137,414

			299,416

Internet Software & Services — 0.0%
Go Daddy Operating Company LLC,
Tranche B-1 Term Loan, 1 Month LIBOR + 2.250%
3.819%(c)	02/15/24	170	170,741
3.819%(c)	02/15/24	128	128,182
Greeneden US Holdings II LLC,
Tranche B-2 Dollar Term Loan, 3 Month LIBOR + 3.750%
5.443%(c)	12/01/23	28	28,059

			326,982

Lodging — 0.0%
Casablanca US Holdings, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.750%
6.130%(c)	03/29/24	117	117,249
6.130%(c)	03/29/24	27	27,503

Interest Rate	Maturity Date	Principal Amount (000)#		Value
BANK LOANS (continued)
Lodging (continued)
6.130%(c)	03/29/24	—	(r)	$197
6.130%(c)	03/29/24	—	(r)	46

				144,995

Media — 0.0%
Clear Channel Communications,
Tranche D Term Loan, 3 Month LIBOR + 6.750%
8.443%(c)	01/30/19	239		179,313
Tranche E Term Loan, 3 Month LIBOR + 7.500%
9.193%(c)	07/30/19	250		186,710
Hoya Midco LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 4.000%^
5.350%(c)	06/30/24	100		99,251
Radiate Holdco LLC,
Closing Date Term Loan, 1 Month LIBOR + 3.000%
4.569%(c)	02/01/24	60		59,054
Univision Communications, Inc.,
2017 Replacement Term Loan, 1 - 6 Month LIBOR + 3.125%
4.319%(c)	03/15/24	325		324,117
Vertis, Inc.,
Term Loan, PRIME + 10.750%^(d)
14.875%(c)	03/21/18	354		—

				848,445

Oil & Gas — 0.1%
California Resources,
Term Loan
— %(p)	11/10/22	100		100,250
California Resources Corp.,
Term Loan (08/16), 1 Month LIBOR + 10.375%^
11.876%(c)	12/31/22	417		456,615
Chesapeake Energy Corp.,
Class A Loan, 1 - 3 Month LIBOR + 5.000%
8.954%(c)	08/23/21	225		239,174
Exco Resources, Inc.,
First Lien Term Loan Non-PIK
15.000%	10/19/20	73		41,912
MEG Energy Corp.,
Initial Term Loan, 3 Month LIBOR + 3.500%
5.200%(c)	12/31/23	84		84,314
Term Loan
— %(p)	01/17/23	34		34,003
Meg Energy Corp.,
Term Loan
— %(p)	12/31/23	23		22,999
Ultra Resources, Inc.,
Senior Secured Term Loan, 3 Month LIBOR + 3.000%
4.413%(c)	03/30/24	250		249,914
4.413%(c)	04/12/24	91		91,288
4.413%(c)	04/12/24	80		79,876
4.413%(c)	04/12/24	24		23,947

				1,424,292

Oil, Gas & Consumable Fuels — 0.0%
Alon USA Partners LP,
Tranche B Term Loan, 1 Month LIBOR + 8.000%^
9.569%(c)	11/26/18	26		26,455

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Pharmaceuticals — 0.0%
Valeant Pharmaceuticals International, Inc.,
Series F-4 Tranche B Term Loan, 1 Month LIBOR + 3.500%
4.940%(c)	04/01/22	84	$84,729

Retail — 0.0%
Golden Nugget, Inc.,
B Term Loan, 2 Month LIBOR + 3.250%
4.656%(c)	10/04/23	16	16,137
4.656%(c)	10/04/23	12	12,280
PetSmart, Inc.,
Tranche B-2 Loan, 1 Month LIBOR + 3.000%
4.570%(c)	03/11/22	173	138,034
Rite Aid Corp.,
Tranche 1 Term Loan (Second Lien), 1 Month LIBOR + 4.750%
6.240%(c)	08/21/20	30	30,038
Tranche 2 Term Loan (Second Lien), 1 Month LIBOR + 3.875%
5.365%(c)	06/21/21	142	141,667

			338,156

Software — 0.1%
Almonde, Inc.,
First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%
4.979%(c)	06/13/24	183	183,331
4.979%(c)	06/13/24	35	34,894
4.979%(c)	06/13/24	32	31,753
First Data Corp.,
2022D New Dollar Term Loan, 1 Month LIBOR + 2.250%
3.802%(c)	07/08/22	75	75,308
2024A New Dollar Term Loan, 1 Month LIBOR + 2.250%
3.802%(c)	04/26/24	305	305,606
Genesys Telecom Holdings U.S., Inc.,
Tranche B-2 Dollar Term Loan, 3 Month LIBOR + 3.750%
5.443%(c)	12/01/23	65	65,469
Infor (US), Inc.,
Tranche B-6 Term Loan, 3 Month LIBOR + 2.750%
4.443%(c)	02/01/22	326	326,412
Intralinks, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.000%
5.700%(c)	11/11/24	100	99,325
Project Alpha Intermediate Holdings, Inc.,
Term Loan, 1 Month LIBOR + 3.500%
5.040%(c)	04/26/24	159	155,469
Rackspace Hosting, Inc.,
Term Loan
— %(p)	11/03/23	78	77,507
SolarWinds Holdings, Inc.,
2017 Refinancing Term Loan, 1 Month LIBOR + 3.500%
5.069%(c)	02/03/23	495	496,299

			1,851,373

Technology Hardware, Storage & Peripherals — 0.0%
Quest Software US Holdings, Inc.,
First Lien Refinancing Term Loan, 3 Month LIBOR + 5.500%
6.919%(c)	10/31/22	46	47,154
6.919%(c)	10/31/22	40	40,820
6.919%(c)	10/31/22	15	15,435
6.919%(c)	10/31/22	15	14,751
6.919%(c)	10/31/22	12	12,393

			130,553

Interest Rate	Maturity Date	Principal Amount (000)#	Value
BANK LOANS (continued)
Telecommunications — 0.1%
Avaya, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.750%
6.227%(c)	11/08/24	200	$196,584
Term B-3 Loan, 3 Month LIBOR + 4.500%^
5.390%(c)	01/26/18	8	6,458
Term B-6 Loan, 3 Month LIBOR + 5.500%^
6.791%(c)	03/31/18	106	82,416
CenturyLink, Inc.,
Initial Term B Loan, 1 Month LIBOR + 2.750% / PRIME + 2.750%
5.440%(c)	01/31/25	256	246,674
Cincinnati Bell, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 3.750%
5.111%(c)	10/02/24	289	292,096
Consolidated Communications, Inc.,
2016 Initial Term Loan, 1 Month LIBOR + 3.000%
4.570%(c)	10/05/23	76	74,448
4.570%(c)	12/27/23	33	32,326
Intelsat Jackson Holdings SA,
Tranche B-2 Term Loan, 3 Month LIBOR + 2.750%
4.212%(c)	06/30/19	100	97,786
Level 3 Financing, Inc.,
Tranche B 2024 Term Loan, 3 Month LIBOR + 2.250%
3.696%(c)	02/22/24	175	174,927
Securus Technologies Holdings, Inc.,
First Lien Initial Term Loan, 2 Month LIBOR + 4.500%
6.123%(c)	11/01/24	117	118,024

			1,321,739

Trading Companies & Distributors — 0.0%
Spin Holdco, Inc.,
Term B-1 Loan, 2 Month LIBOR + 3.750%
5.147%(c)	11/14/22	248	249,506

Transportation — 0.0%
United Road Services, Inc.,
Term Loan, 1 Month LIBOR + 5.250%
6.819%(c)	09/01/24	20	19,974

Wireless — 0.0%
LSF9 Atlantis Holdings LLC,
Senior Lien Term Loan, 1 Month LIBOR + 6.000%^
7.361%(c)	04/21/23	232	230,322

TOTAL BANK LOANS
(cost $14,784,691)			13,929,942

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.3%
BB-UBS Trust,
Series 2012-SHOW, Class A, 144A
3.430%	11/05/36	1,000	1,013,556
Series 2012-TFT, Class A, 144A
2.892%	06/05/30	386	379,613
Commercial Mortgage Trust,
Series 2006-GG7, Class AM
5.767%(cc)	07/10/38	696	700,286
Fannie Mae-Aces,
Series 2011-M4, Class A2
3.726%	06/25/21	1,430	1,486,669
Series 2014-M3, Class A2
3.466%(cc)	01/25/24	2,290	2,398,671

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-M9, Class A2
3.103%(cc)	07/25/24		2,800	$2,878,209
Series 2015-M2, Class A3
3.047%(cc)	12/25/24		3,774	3,861,089
Series 2015-M5, Class A1
2.873%(cc)	03/25/25		3,789	3,809,268
Series 2015-M10, Class A2
3.092%(cc)	04/25/27		1,579	1,599,356
FHLMC Multifamily Structured Pass-Through Certificates,
Series K037, Class A2
3.490%	01/25/24		3,800	3,989,529
Series K708, Class X1, IO
1.460%(cc)	01/25/19		14,947	174,527
Series KSMC, Class A2
2.615%	01/25/23		2,085	2,091,069
FREMF Mortgage Trust,
Series 2015-K45, Class C, 144A
3.591%(cc)	04/25/48		1,810	1,734,948
GS Mortgage Securities Trust,
Series 2011-GC5, Class D, 144A
5.398%(cc)	08/10/44		1,755	1,718,647
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class A4
3.494%	01/15/48		1,960	2,019,148
Morgan Stanley Capital I Trust,
Series 2007-HQ11, Class X, IO, 144A^
0.292%(cc)	02/12/44		6,426	81,032
Morgan Stanley Re-REMIC Trust,
Series 2012-IO, Class AXA, 144A
1.000%	03/27/51		145	143,538
UBS Commercial Mortgage Trust,
Series 2012-C1, Class D, 144A
5.545%(cc)	05/10/45		1,560	1,563,586
Series 2012-C1, Class XA, IO, 144A
2.081%(cc)	05/10/45		4,033	292,185
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A4
3.525%	05/10/63		647	668,645
Velocity Commercial Capital Loan Trust,
Series 2015-1, Class M3, 144A
7.050%(cc)	06/25/45		125	125,687
VNDO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30		1,049	1,058,530
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class D, 144A
4.272%(cc)	03/15/45		1,125	1,068,509

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $34,586,905)				34,856,297

CONVERTIBLE BONDS — 4.3%
Aerospace & Defense — 0.1%
Airbus SE (France),
Sr. Unsec’d. Notes, MTN
0.000%(ss)	06/14/21	EUR	600	816,196
0.000%(ss)	07/01/22	EUR	800	1,085,323

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CONVERTIBLE BONDS (continued)
Aerospace & Defense (continued)
MTU Aero Engines AG (Germany),
Sr. Unsec’d. Notes
0.125%	05/17/23		EUR	400	$644,318
Safran SA (France),
Sr. Unsec’d. Notes
0.000%(ss)	12/31/20		EUR	1,066	1,299,937

					3,845,774

Airlines — 0.1%
ANA Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	09/16/22		JPY	160,000	1,524,739

Apparel — 0.0%
LVMH Moet Hennessy Louis Vuitton SE (France),
Sr. Unsec’d. Notes
0.000%(ss)	02/16/21			146	446,284

Auto Manufacturers — 0.2%
Suzuki Motor Corp. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	03/31/21		JPY	120,000	1,688,041
Tesla, Inc.,
Sr. Unsec’d. Notes
0.250%	03/01/19			2,081	2,196,756

					3,884,797

Auto Parts & Equipment — 0.0%
Cie Generale des Etablissements Michelin (France),
Sr. Unsec’d. Notes
0.000%(ss)	01/10/22			800	858,000

Banks — 0.0%
Yamaguchi Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR
1.175%(c)	03/26/20			600	625,950

Biotechnology — 0.1%
Illumina, Inc.,
Sr. Unsec’d. Notes
0.000%(ss)	06/15/19			1,095	1,188,075
0.500%	06/15/21	(a)		539	637,031
Ionis Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
1.000%	11/15/21			602	635,486

					2,460,592

Chemicals — 0.1%
Kansai Paint Co. Ltd. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	06/17/22		JPY	70,000	687,264
Mitsubishi Chemical Holdings Corp. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	03/30/22		JPY	90,000	894,409
0.000%(ss)	03/29/24		JPY	70,000	714,444
Toray Industries, Inc. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	08/30/19		JPY	30,000	324,162
0.000%(ss)	08/31/21		JPY	30,000	351,786

					2,972,065

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CONVERTIBLE BONDS (continued)
Coal — 0.1%
RAG-Stiftung (Germany),
Sr. Unsec’d. Notes, MTN
0.000%(ss)	02/18/21	EUR	1,000	$1,322,831

Commercial Services — 0.0%
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes
1.750%	06/19/24		1,200	1,262,399

Diversified Financial Services — 0.2%
Brait SE (South Africa),
Sr. Unsec’d. Notes
2.750%	09/18/20	GBP	300	354,385
Magyar Nemzeti Vagyonkezelo Zrt (Hungary),
Gov’t. Gtd. Notes
3.375%	04/02/19	EUR	500	710,909
Volcan Holdings PLC (Cyprus),
Sr. Sec’d. Notes
4.125%	04/11/20	GBP	1,900	3,065,509

				4,130,803

Electric — 0.0%
CenterPoint Energy, Inc.,
Sub. Notes
3.399%	09/15/29		679	459,071
Kyushu Electric Power Co., Inc. (Japan),
Sr. Sec’d. Notes
0.000%(ss)	03/31/22	JPY	80,000	724,207

				1,183,278

Electrical Components & Equipment — 0.1%
Bekaert SA (Belgium),
Sr. Unsec’d. Notes
0.000%(ss)	06/09/21	EUR	700	849,308
Prysmian SpA (Italy),
Sr. Unsec’d. Notes
0.000%(ss)	01/17/22	EUR	600	769,474
SunPower Corp.,
Sr. Unsec’d. Notes
0.875%	06/01/21		279	215,876

				1,834,658

Electronics — 0.0%
Zhen Ding Technology Holding Ltd. (Taiwan),
Sr. Unsec’d. Notes
0.000%(ss)	06/26/19		700	706,125

Energy-Alternate Sources — 0.0%
SolarCity Corp.,
Sr. Unsec’d. Notes
1.625%	11/01/19		755	700,734

Engineering & Construction — 0.1%
China Railway Construction Corp. Ltd. (China),
Sr. Unsec’d. Notes
0.000%(ss)	01/29/21		750	795,825
Dycom Industries, Inc.,
Sr. Unsec’d. Notes
0.750%	09/15/21		420	547,575

				1,343,400

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CONVERTIBLE BONDS (continued)
Foods — 0.0%
Ezaki Glico Co. Ltd. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	01/30/24		JPY	60,000	$559,796
J Sainsbury PLC (United Kingdom),
Sr. Unsec’d. Notes
1.250%	11/21/19		GBP	500	683,512

					1,243,308

Forest Products & Paper — 0.0%
Daio Paper Corp. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	09/17/20		JPY	40,000	382,516

Healthcare-Products — 0.1%
NuVasive, Inc.,
Sr. Unsec’d. Notes
2.250%	03/15/21			650	762,125
Terumo Corp. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	12/04/19		JPY	30,000	367,096
0.000%(ss)	12/06/21		JPY	30,000	373,086

					1,502,307

Healthcare-Services — 0.0%
Anthem, Inc.,
Sr. Unsec’d. Notes
2.750%	10/15/42			144	442,890
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes
1.125%	01/15/20			202	385,820

					828,710

Holding Companies-Diversified — 0.1%
Industrivarden AB (Sweden),
Sr. Unsec’d. Notes
0.000%(ss)	05/15/19		SEK	4,000	520,096
Sagerpar SA (Belgium),
Gtd. Notes
0.375%	10/09/18		EUR	500	660,815
Wendel SA (France),
Sr. Unsec’d. Notes
0.000%(ss)	07/31/19		EUR	909	606,249

					1,787,160

Home Furnishings — 0.1%
Sony Corp. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	09/30/22		JPY	145,000	1,582,871

Internet — 0.7%
Altaba, Inc.,
Sr. Unsec’d. Notes
0.000%(ss)	12/01/18			973	1,311,726
Ctrip.com International Ltd. (China),
Sr. Unsec’d. Notes
1.000%	07/01/20			684	720,765
1.250%	09/15/22			961	981,421
IAC FinanceCo, Inc.,
Gtd. Notes, 144A
0.875%	10/01/22	(a)		1,869	1,974,131

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CONVERTIBLE BONDS (continued)
Internet (continued)
Liberty Expedia Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
1.000%	06/30/47	(a)		954	$954,000
Palo Alto Networks, Inc.,
Sr. Unsec’d. Notes
0.000%(ss)	07/01/19			490	669,769
Priceline Group, Inc. (The),
Sr. Unsec’d. Notes
0.350%	06/15/20			1,743	2,403,161
0.900%	09/15/21	(a)		477	557,792
SBI Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	09/14/22		JPY	60,000	752,163
Twitter, Inc.,
Sr. Unsec’d. Notes
1.000%	09/15/21			1,239	1,154,593
VeriSign, Inc.,
Jr. Sub. Notes
4.702%	08/15/37			749	2,500,724
Wayfair, Inc.,
Sr. Unsec’d. Notes, 144A
0.375%	09/01/22			1,058	1,104,288
Weibo Corp. (China),
Sr. Unsec’d. Notes, 144A
1.250%	11/15/22			2,706	2,971,526

					18,056,059

Investment Companies — 0.1%
Aabar Investments PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, MTN
0.500%	03/27/20		EUR	1,400	1,522,406
Baosteel Hong Kong Investment Co. Ltd. (China),
Sr. Unsec’d. Notes
0.000%(ss)	12/01/18			1,379	1,480,701

					3,003,107

Iron/Steel — 0.0%
Salzgitter Finance BV (Netherlands),
Gtd. Notes
0.000%(ss)	06/05/22		EUR	300	419,796

Media — 0.2%
DISH Network Corp.,
Sr. Unsec’d. Notes
3.375%	08/15/26			1,131	1,230,669
Sr. Unsec’d. Notes, 144A
2.375%	03/15/24			2,312	2,220,965
Liberty Interactive LLC,
Sr. Unsec’d. Notes
3.750%	02/15/30			18	12,408
4.000%	11/15/29			24	16,734
Sr. Unsec’d. Notes, 144A
1.750%	09/30/46			664	766,505
Liberty Media Corp.,
Sr. Unsec’d. Notes
1.375%	10/15/23			474	545,432

					4,792,713

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CONVERTIBLE BONDS (continued)
Miscellaneous Manufacturing — 0.1%
CRRC Corp. Ltd. (China),
Sr. Unsec’d. Notes
0.000%(ss)	02/05/21			750	$808,913
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes
1.650%	08/16/19			1,250	1,489,375

					2,298,288

Oil & Gas — 0.1%
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.000%	04/28/23	(a)	GBP	600	998,677
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.500%	09/15/26			1,012	921,553
Denbury Resources, Inc.,
Gtd. Notes, 144A
3.500%	03/31/24			43	44,317
Ensco Jersey Finance Ltd.,
Gtd. Notes
3.000%	01/31/24			1,089	966,488

					2,931,035

Oil & Gas Services — 0.1%
TechnipFMC PLC (United Kingdom),
Sr. Unsec’d. Notes
0.875%	01/25/21	(a)	EUR	800	1,150,211
Weatherford International Ltd.,
Gtd. Notes
5.875%	07/01/21			1,383	1,498,826

					2,649,037

Pharmaceuticals — 0.2%
Bayer AG (Germany),
Sr. Unsec’d. Notes
0.050%	06/15/20		EUR	1,100	1,600,295
Bayer Capital Corp. BV (Germany),
Gtd. Notes, 144A
5.625%	11/22/19		EUR	1,800	2,427,119
Jazz Investments I Ltd.,
Gtd. Notes
1.875%	08/15/21	(a)		725	726,359
Neurocrine Biosciences, Inc.,
Sr. Unsec’d. Notes, 144A
2.250%	05/15/24	(a)		330	421,369

					5,175,142

Real Estate — 0.2%
BUWOG AG (Austria),
Sr. Unsec’d. Notes
0.000%(ss)	09/09/21		EUR	100	136,932
CapitaLand Ltd. (Singapore),
Sr. Unsec’d. Notes
1.850%	06/19/20		SGD	750	547,591
1.950%	10/17/23		SGD	2,000	1,506,598
China Overseas Finance Investment Cayman V Ltd. (Hong Kong),
Gtd. Notes
0.000%(ss)	01/05/23			1,400	1,471,750

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CONVERTIBLE BONDS (continued)
Real Estate (continued)
Deutsche Wohnen SE (Germany),
Sr. Unsec’d. Notes
0.325%	07/26/24		EUR	1,200	$1,510,957
LEG Immobilien AG (Germany),
Sr. Unsec’d. Notes
0.500%	07/01/21		EUR	200	427,145

					5,600,973

Real Estate Investment Trusts (REITs) — 0.0%
Extra Space Storage LP,
Gtd. Notes, 144A
3.125%	10/01/35	(a)		795	890,400
Fonciere Des Regions (France),
Sr. Unsec’d. Notes
0.875%	04/01/19		EUR	300	377,119

					1,267,519

Retail — 0.0%
Nebraska Book Holdings, Inc.,
Sr. Unsec’d. Notes, Cash coupon 2.000% or PIK 2.000%, 144A^
2.000%	04/01/26			34	—
Yamada Denki Co. Ltd. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	06/28/19		JPY	70,000	734,169

					734,169

Semiconductors — 0.7%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
2.125%	09/01/26			369	554,192
ASM Pacific Technology Ltd. (Hong Kong),
Sr. Unsec’d. Notes
2.000%	03/28/19		HKD	6,000	935,958
Intel Corp.,
Jr. Sub. Notes
3.250%	08/01/39			1,410	3,131,963
Microchip Technology, Inc.,
Sr. Sub. Notes, 144A
1.625%	02/15/27			3,553	4,163,672
Micron Technology, Inc.,
Sr. Unsec’d. Notes
3.000%	11/15/43			598	862,241
Novellus Systems, Inc.,
Gtd. Notes
2.625%	05/15/41			368	2,024,920
ON Semiconductor Corp.,
Gtd. Notes, 144A
1.625%	10/15/23	(a)		1,650	2,032,594
Semiconductor Manufacturing International Corp. (China),
Sr. Unsec’d. Notes
0.000%(ss)	07/07/22			250	365,625
Silicon Laboratories, Inc.,
Sr. Unsec’d. Notes, 144A
1.375%	03/01/22	(a)		821	944,663
STMicroelectronics NV (Switzerland),
Sr. Unsec’d. Notes
0.000%(ss)	07/03/22			1,200	1,473,000

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CONVERTIBLE BONDS (continued)
Semiconductors (continued)
Synaptics, Inc.,
Sr. Unsec’d. Notes, 144A
0.500%	06/15/22			819	$755,528
Veeco Instruments, Inc.,
Sr. Unsec’d. Notes
2.700%	01/15/23			775	672,797

					17,917,153

Software — 0.3%
Citrix Systems, Inc.,
Sr. Unsec’d. Notes
0.500%	04/15/19	(a)		1,472	1,903,480
Red Hat, Inc.,
Sr. Unsec’d. Notes
0.250%	10/01/19			632	1,039,640
salesforce.com, Inc.,
Sr. Unsec’d. Notes
0.250%	04/01/18			497	761,031
ServiceNow, Inc.,
Sr. Unsec’d. Notes, 144A
0.000%(ss)	06/01/22	(a)		1,643	1,880,208
Workday, Inc.,
Sr. Unsec’d. Notes, 144A
0.250%	10/01/22			1,517	1,499,934

					7,084,293

Telecommunications — 0.2%
America Movil BV (Mexico),
Gtd. Notes
5.500%	09/17/18		EUR	500	532,432
Finisar Corp.,
Sr. Unsec’d. Notes
0.500%	12/15/33			880	886,600
Telenor East Holding II A/S (Norway),
Gtd. Notes, MTN
0.250%	09/20/19			800	854,000
Viavi Solutions, Inc.,
Sr. Unsec’d. Notes
0.625%	08/15/33			604	620,610
Sr. Unsec’d. Notes, 144A
1.000%	03/01/24			545	537,166
Vodafone Group PLC (United Kingdom),
Sub. Notes
2.000%	02/25/19		GBP	400	656,847

					4,087,655

TOTAL CONVERTIBLE BONDS (cost $103,508,366)					112,446,240

CORPORATE BONDS — 18.5%
Advertising — 0.0%
Acosta, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	10/01/22			45	32,849
Lamar Media Corp.,
Gtd. Notes
5.000%	05/01/23			22	22,660
5.375%	01/15/24			15	15,675

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Advertising (continued)
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes
5.875%	03/15/25	115	$121,613

			192,797

Aerospace & Defense — 0.3%
Arconic, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24	180	192,120
5.900%	02/01/27	495	555,980
BAE Systems Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
3.800%	10/07/24	200	208,060
6.375%	06/01/19	70	73,808
Boeing Co. (The),
Sr. Unsec’d. Notes
7.950%	08/15/24	540	706,312
Harris Corp.,
Sr. Unsec’d. Notes
3.832%	04/27/25	480	497,440
4.854%	04/27/35	350	391,156
KLX, Inc.,
Gtd. Notes, 144A
5.875%	12/01/22	585	612,612
L3 Technologies, Inc.,
Gtd. Notes
3.850%	12/15/26	90	92,548
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.550%	01/15/26	510	529,572
4.090%	09/15/52	243	254,374
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.550%	10/15/22	100	99,287
3.250%	01/15/28	385	385,562
Rockwell Collins, Inc.,
Sr. Unsec’d. Notes
2.800%	03/15/22	370	370,521
3.200%	03/15/24	420	423,220
4.800%	12/15/43	300	342,647
TransDigm, Inc.,
Gtd. Notes
6.000%	07/15/22	215	219,300
6.500%	07/15/24	370	379,250
6.500%	05/15/25	58	59,305
Triumph Group, Inc.,
Gtd. Notes
4.875%	04/01/21	355	348,788
5.250%	06/01/22	155	151,900
Gtd. Notes, 144A
7.750%	08/15/25	135	143,269
United Technologies Corp.,
Sr. Unsec’d. Notes
3.100%	06/01/22	64	65,188
4.150%	05/15/45	120	127,832
4.500%	06/01/42	171	189,530

			7,419,581

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
3.875%	09/16/46	280	$277,847
BAT Capital Corp. (United Kingdom),
Gtd. Notes, 144A
3.557%	08/15/27	425	425,551
4.390%	08/15/37	125	131,263
Bunge Ltd. Finance Corp.,
Gtd. Notes
3.000%	09/25/22	435	431,760
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
3.300%	03/01/22	250	254,385
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.125%	05/10/23	360	347,195
2.375%	08/17/22	440	433,541
4.250%	11/10/44	100	105,406
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.450%	06/12/25	212	226,044
5.700%	08/15/35	170	202,638
7.000%	08/04/41	150	202,978

			3,038,608

Airlines — 0.2%
Air Canada 2013-1 Class A Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
4.125%	11/15/26	100	105,621
Air Canada 2017-1 Class A Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.550%	07/15/31	55	55,105
Air Canada 2017-1 Class AA Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.300%	07/15/31	95	94,525
Air Canada 2017-1 Class B Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.700%	07/15/27	30	29,999
Allegiant Travel Co.,
Gtd. Notes
5.500%	07/15/19	197	202,171
American Airlines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.250%	07/31/22	33	34,316
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	01/15/27	160	164,935
American Airlines 2013-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	07/15/24	736	783,318
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28	193	193,099
American Airlines 2016-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.650%	12/15/29	284	288,453
American Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.200%	12/15/29	379	378,089

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Airlines (continued)
American Airlines 2017-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.650%	08/15/30	400	$408,719
American Airlines 2017-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.350%	04/15/31	145	146,186
American Airlines Group, Inc.,
Gtd. Notes, 144A
5.500%	10/01/19	119	122,273
Continental Airlines 2003-ERJ1 Pass-Through Trust,
Pass-Through Certificates
7.875%	01/02/20	94	94,052
Continental Airlines 2007-1 Class A Pass Through Trust,
Pass-Through Certificates
5.983%	10/19/23	137	148,935
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26	68	70,653
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24	533	605,953
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	11/23/20	46	47,287
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.300%	10/15/20	27	28,065
Delta Air Lines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	11/07/21	37	38,952
Delta Air Lines 2015-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.625%	01/30/29	183	189,660
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.300%	02/15/27	57	60,261
United Airlines 2014-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.750%	03/03/28	221	228,960
United Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.100%	01/07/30	115	114,713
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30	350	343,263
United Continental Holdings, Inc.,
Gtd. Notes
4.250%	10/01/22	87	87,544
5.000%	02/01/24	116	117,595
US Airways 2013-1 Class B Pass-Through Trust,
Pass-Through Certificates
5.375%	05/15/23	8	8,590

			5,191,292

Auto Manufacturers — 0.4%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.375%	08/01/18	227	227,479
2.450%	05/18/20	221	220,833

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Fiat Chrysler Automobiles NV (United Kingdom),
Sr. Unsec’d. Notes
5.250%	04/15/23	(a)	732	$766,331
Ford Motor Co.,
Sr. Unsec’d. Notes
5.291%	12/08/46		65	70,734
7.450%	07/16/31		700	915,049
7.500%	08/01/26		295	365,449
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.810%	01/09/24		1,300	1,327,119
4.134%	08/04/25		200	206,844
Sr. Unsec’d. Notes, GMTN
4.389%	01/08/26		440	461,646
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35		305	323,219
6.600%	04/01/36		1,100	1,340,227
6.750%	04/01/46		200	251,814
General Motors Financial Co., Inc.,
Gtd. Notes
3.250%	05/15/18		205	205,770
4.300%	07/13/25		350	364,732
4.350%	01/17/27		1,225	1,274,058
Jaguar Land Rover Automotive PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.500%	10/01/27		200	197,000
Navistar International Corp.,
Sr. Unsec’d. Notes, 144A
6.625%	11/01/25		95	99,121
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, MTN, 144A
1.800%	03/15/18		364	363,962
2.600%	09/28/22		145	143,187
Tesla, Inc.,
Gtd. Notes, 144A
5.300%	08/15/25	(a)	138	131,790
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.125%	07/18/19		285	285,008
Wabash National Corp.,
Gtd. Notes, 144A
5.500%	10/01/25		150	151,125

				9,692,497

Auto Parts & Equipment — 0.2%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26		325	333,938
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	10/01/27		65	65,406
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	03/15/21		290	297,248
6.625%	10/15/22	(a)	180	186,749
Gtd. Notes, 144A
6.250%	04/01/25	(a)	708	745,171
6.500%	04/01/27	(a)	237	250,924

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Auto Parts & Equipment (continued)
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26	220	$227,150
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
6.500%	06/01/26	50	54,188
Dana, Inc.,
Sr. Unsec’d. Notes
6.000%	09/15/23	905	943,463
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
4.875%	03/15/27	308	315,315
5.000%	05/31/26	442	455,746
5.125%	11/15/23	310	323,451
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, Cash coupon 4.500% or PIK 5.250%, 144A
4.500%	09/15/23	250	254,845
Tenneco, Inc.,
Gtd. Notes
5.000%	07/15/26	125	128,125
TI Group Automotive Systems LLC (United Kingdom),
Gtd. Notes, 144A
8.750%	07/15/23	173	185,543

			4,767,262

Banks — 2.8%
ABN AMRO Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A
2.100%	01/18/19	775	773,986
Sub. Notes, 144A
4.750%	07/28/25	450	477,675
Australia & New Zealand Banking Group Ltd. (Australia),
Jr. Sub. Notes, 144A
6.750%	12/29/49	200	227,499
Sr. Unsec’d. Notes, MTN, 144A
4.875%	01/12/21	160	170,662
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes
6.125%	11/16/27	200	206,249
Bank of America Corp.,
Jr. Sub. Notes
6.100%	12/29/49	85	93,288
6.250%	09/29/49	250	276,263
8.000%	07/29/49	1,300	1,304,418
Sr. Unsec’d. Notes, 144A
3.004%	12/20/23	973	975,498
3.419%	12/20/28	717	717,154
Sr. Unsec’d. Notes, GMTN
2.369%	07/21/21	265	264,536
2.816%	07/21/23	130	129,746
3.300%	01/11/23	105	107,415
Sr. Unsec’d. Notes, MTN
2.000%	01/11/18	267	267,005
2.503%	10/21/22	287	283,947
2.881%	04/24/23	2,800	2,804,118
3.248%	10/21/27	1,000	992,319
3.824%	01/20/28	160	165,499
4.000%	04/01/24	365	385,851

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
4.100%	07/24/23		150	$159,293
4.244%	04/24/38		145	157,257
5.650%	05/01/18		70	70,835
6.875%	04/25/18		620	629,472
Sub. Notes, MTN
3.950%	04/21/25		280	289,553
4.000%	01/22/25		550	572,199
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
2.350%	09/11/22		80	78,695
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
5.450%	05/15/19		300	313,230
Sr. Unsec’d. Notes, MTN
2.200%	03/04/19		110	110,311
2.661%	05/16/23		285	284,847
3.442%	02/07/28		400	408,858
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
2.450%	03/22/21		275	275,178
2.450%	09/19/22		475	469,372
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan),
Sr. Unsec’d. Notes, 144A
4.100%	09/09/23		200	211,020
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25		600	598,930
3.684%	01/10/23		350	355,172
4.337%	01/10/28		225	232,867
4.375%	01/12/26		200	208,043
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
2.850%	10/26/24		795	789,211
Sub. Notes
5.250%	11/01/19		80	84,123
BNP Paribas SA (France),
Sr. Unsec’d. Notes, MTN, 144A
3.800%	01/10/24		250	258,656
BPCE SA (France),
Sr. Unsec’d. Notes
2.650%	02/03/21		250	250,705
Sub. Notes, 144A
5.150%	07/21/24		200	216,861
Sub. Notes, MTN, 144A
4.625%	07/11/24		250	262,862
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.200%	02/05/25		50	49,511
3.750%	04/24/24		815	837,260
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	08/15/22		149	157,939
Citigroup, Inc.,
Jr. Sub. Notes
5.800%	11/29/49		130	134,713
5.875%	12/29/49	(a)	315	326,813
6.250%	12/29/49		155	170,965
Sr. Unsec’d. Notes
2.876%	07/24/23		1,985	1,975,054

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
2.900%	12/08/21	580	$583,817
3.750%	06/16/24	580	601,600
3.887%	01/10/28	1,805	1,868,323
Sub. Notes
3.875%	03/26/25	395	404,341
4.050%	07/30/22	500	520,401
4.125%	07/25/28	150	154,598
4.400%	06/10/25	580	612,210
4.600%	03/09/26	245	260,734
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
3.750%	07/21/26	375	379,889
4.625%	12/01/23	500	535,977
Credit Agricole SA (France),
Jr. Sub. Notes, 144A
8.125%	12/29/49	200	239,842
Sr. Unsec’d. Notes, MTN, 144A
3.250%	10/04/24	700	695,291
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes, 144A
6.250%	12/29/49	200	216,750
Sr. Unsec’d. Notes, 144A
4.282%	01/09/28	950	990,470
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.750%	03/26/25	300	306,116
3.800%	06/09/23	800	825,035
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
2.200%	03/02/20	380	378,431
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
1.875%	02/13/18	90	89,987
4.250%	10/14/21	510	530,586
Sr. Unsec’d. Notes, GMTN
3.125%	01/13/21	115	115,677
Discover Bank,
Sr. Unsec’d. Notes
4.250%	03/13/26	295	307,669
Fifth Third Bancorp,
Sub. Notes
8.250%	03/01/38	100	152,701
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.000%	11/10/22	435	428,040
Sr. Unsec’d. Notes
2.350%	11/15/21	35	34,469
2.375%	01/22/18	190	190,039
2.876%	10/31/22	155	154,556
2.908%	06/05/23	1,610	1,599,295
3.272%	09/29/25	1,000	995,971
3.500%	01/23/25	1,200	1,218,998
3.750%	05/22/25	273	281,259
3.750%	02/25/26	350	359,132
3.850%	01/26/27	195	200,198
4.017%	10/31/38	150	154,259
5.750%	01/24/22	340	377,002
5.950%	01/18/18	60	60,095

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
Sr. Unsec’d. Notes, GMTN
5.375%	03/15/20	600	$636,199
7.500%	02/15/19	1,960	2,071,397
Sr. Unsec’d. Notes, MTN
2.905%	07/24/23	711	706,035
Sub. Notes
5.150%	05/22/45	180	208,736
HSBC Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.500%	05/15/18	200	199,711
4.750%	01/19/21	730	776,181
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
6.375%	03/30/25	200	215,000
Sr. Unsec’d. Notes
2.650%	01/05/22	200	198,672
3.033%	11/22/23	345	345,694
3.262%	03/13/23	745	755,371
3.900%	05/25/26	1,000	1,037,139
4.000%	03/30/22	1,129	1,179,316
4.041%	03/13/28	700	729,498
Sub. Notes
4.250%	03/14/24	255	266,368
4.250%	08/18/25	200	207,405
HSBC USA, Inc.,
Sr. Unsec’d. Notes
1.625%	01/16/18	200	199,985
ING Bank NV (Netherlands),
Sub. Notes, 144A
5.800%	09/25/23	400	448,894
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
3.875%	07/14/27	400	399,813
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.574%	11/07/28	310	307,084
Sub. Notes
4.582%	12/10/25	700	733,986
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, MTN, 144A
2.600%	06/24/19	130	130,352
Macquarie Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
3.189%	11/28/23	425	422,042
3.763%	11/28/28	220	218,669
6.250%	01/14/21	282	309,087
Morgan Stanley,
Jr. Sub. Notes
5.450%	07/29/49	175	179,638
Sr. Unsec’d. Notes
4.375%	01/22/47	250	274,045
5.750%	01/25/21	115	125,320
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.180%
2.543%(c)	01/20/22	205	208,391
Sr. Unsec’d. Notes, GMTN
4.000%	07/23/25	1,000	1,047,051
6.625%	04/01/18	1,385	1,400,173
7.300%	05/13/19	950	1,012,805
Sr. Unsec’d. Notes, MTN
3.591%	07/22/28	2,565	2,588,608

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
3.971%	07/22/38		115	$119,082
Sub. Notes, MTN
4.100%	05/22/23		300	312,552
5.000%	11/24/25		280	306,388
National Australia Bank Ltd. (Australia),
Sr. Unsec’d. Notes
3.375%	01/14/26		300	304,513
National City Corp.,
Sub. Notes
6.875%	05/15/19		100	106,023
Nordea Bank AB (Sweden),
Sub. Notes, 144A
4.250%	09/21/22		237	248,691
Northern Trust Corp.,
Sub. Notes
3.375%	05/08/32		370	368,628
PNC Bank NA,
Sr. Unsec’d. Notes
3.100%	10/25/27		500	499,257
Sub. Notes
6.875%	04/01/18		253	256,046
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.854%	11/09/22		340	340,599
4.375%	08/11/20		80	84,062
5.125%	02/08/20		200	211,083
6.700%	06/10/19		80	84,873
Regions Financial Corp.,
Sr. Unsec’d. Notes
2.750%	08/14/22		225	224,292
Royal Bank of Canada (Canada),
Sub. Notes, GMTN
4.650%	01/27/26		287	309,278
Royal Bank of Scotland Group PLC (United Kingdom),
Jr. Sub. Notes
8.625%	12/29/49		250	281,563
Sub. Notes
6.000%	12/19/23		30	33,043
6.125%	12/15/22		465	509,678
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.571%	01/10/23		220	223,171
Sr. Unsec’d. Notes, MTN
3.125%	01/08/21		150	151,411
Sub. Notes, MTN, 144A
4.750%	09/15/25		400	419,355
Societe Generale SA (France),
Jr. Sub. Notes, 144A
7.375%	09/13/21		200	216,760
Stadshypotek AB	(Sweden	),
Covered Bonds, 144A
1.875%	10/02/19		530	526,369
Standard Chartered PLC (United Kingdom),
Sub. Notes, 144A
5.200%	01/26/24		350	376,035
State Street Corp.,
Sub. Notes
3.100%	05/15/23		108	108,938

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.778%	10/18/22	195	$193,640
SunTrust Banks, Inc.,
Jr. Sub. Notes
5.125%	12/15/27	295	289,137
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, GMTN
1.750%	07/23/18	287	286,767
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
2.625%	01/24/22	133	133,764
3.000%	03/15/22	133	135,651
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A
2.859%	08/15/23	490	484,398
3.491%	05/23/23	200	203,183
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.069%	01/24/23	1,165	1,173,743
Sr. Unsec’d. Notes, MTN
3.300%	09/09/24	300	304,653
3.500%	03/08/22	1,000	1,032,560
3.584%	05/22/28	400	407,783
Sub. Notes
5.375%	11/02/43	185	220,297
Sub. Notes, MTN
3.450%	02/13/23	400	407,619
4.750%	12/07/46	505	564,408
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
2.150%	03/06/20	340	338,486
2.500%	06/28/22	110	109,313
2.750%	01/11/23	185	184,623
4.875%	11/19/19	200	209,662
Sub. Notes
4.625%	06/01/18	400	404,975
Sub. Notes, GMTN
4.322%	11/23/31	195	200,911

			71,832,619

Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
3.650%	02/01/26	4,295	4,432,344
4.700%	02/01/36	530	592,619
4.900%	02/01/46	150	173,848
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.439%	10/06/48	90	98,045
8.000%	11/15/39	160	252,144
Coca-Cola Femsa SAB de CV (Mexico),
Gtd. Notes
3.875%	11/26/23	150	156,907
Constellation Brands, Inc.,
Gtd. Notes
2.700%	05/09/22	85	84,584
4.250%	05/01/23	40	42,314
4.750%	12/01/25	220	241,704

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Beverages (continued)
Cott Beverages, Inc. (Canada),
Gtd. Notes
5.375%	07/01/22		186	$193,477
Cott Holdings, Inc. (Canada),
Gtd. Notes, 144A
5.500%	04/01/25		133	136,658
Heineken NV (Netherlands),
Sr. Unsec’d. Notes, 144A
3.400%	04/01/22		250	257,295
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.000%	10/15/27		185	184,347
3.100%	07/17/22		94	96,252
3.450%	10/06/46		85	82,461

				7,024,999

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.650%	05/11/22		80	79,785
3.625%	05/15/22		935	968,006
4.400%	05/01/45		170	184,967
4.563%	06/15/48		332	370,184
Celgene Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/22		85	86,346
3.450%	11/15/27		155	154,884
4.350%	11/15/47		70	72,711
5.000%	08/15/45		40	45,384
Concordia International Corp. (Canada),
Sr. Sec’d. Notes, 144A
9.000%	04/01/22	(a)	190	162,450
Sr. Unsec’d. Notes, 144A
7.000%	04/15/23		220	19,800
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.000%	09/01/36		600	634,757
4.600%	09/01/35		240	270,426

				3,049,700

Building Materials — 0.1%
Airxcel, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	02/15/22		43	45,579
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.000%	11/01/22		85	84,256
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.125%	05/05/25		705	752,235
Hardwoods Acquisition, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	08/01/21		140	128,800
Jeld-Wen, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25		24	24,180
4.875%	12/15/27		24	24,240

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Building Materials (continued)
Johnson Controls International PLC,
Sr. Unsec’d. Notes
4.250%	03/01/21	165	$172,713
5.000%	03/30/20	150	158,207
5.700%	03/01/41	150	176,904
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
3.450%	06/01/27	440	433,721
3.500%	12/15/27	50	49,627
4.250%	12/15/47	105	103,894
Masco Corp.,
Sr. Unsec’d. Notes
3.500%	04/01/21	205	208,208
3.500%	11/15/27	25	24,646
4.500%	05/15/47	97	98,698
NCI Building Systems, Inc.,
Gtd. Notes, 144A
8.250%	01/15/23	55	58,300
NWH Escrow Corp.,
Sr. Sec’d. Notes, 144A
7.500%	08/01/21	60	55,200
Owens Corning,
Gtd. Notes
4.300%	07/15/47	170	167,390
RSI Home Products, Inc.,
Sec’d. Notes, 144A
6.500%	03/15/23	460	481,850
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28	100	100,231
6.000%	10/15/25	90	96,075
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes
6.125%	07/15/23	165	171,600
Gtd. Notes, 144A
5.125%	06/01/25	48	48,960
US Concrete, Inc.,
Gtd. Notes
6.375%	06/01/24	128	137,280
Vulcan Materials Co.,
Sr. Unsec’d. Notes
4.500%	06/15/47	45	45,945

			3,848,739

Chemicals — 0.4%
Agrium, Inc. (Canada),
Sr. Unsec’d. Notes
4.125%	03/15/35	450	464,890
Axalta Coating Systems LLC,
Gtd. Notes, 144A
4.875%	08/15/24	185	194,249
Blue Cube Spinco, Inc.,
Gtd. Notes
10.000%	10/15/25	205	245,999
CF Industries, Inc.,
Gtd. Notes
5.150%	03/15/34	70	71,399
Sr. Sec’d. Notes, 144A
4.500%	12/01/26	152	158,447

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Chemicals (continued)
Chemours Co. (The),
Gtd. Notes
5.375%	05/15/27		64	$66,240
6.625%	05/15/23		250	264,375
7.000%	05/15/25		40	43,400
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A
6.750%	08/15/24		51	50,936
CVR Partners LP/CVR Nitrogen Finance Corp.,
Sec’d. Notes, 144A
9.250%	06/15/23		364	391,755
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.000%	11/15/22		260	261,378
4.125%	11/15/21		60	62,912
4.250%	10/01/34		200	210,209
8.550%	05/15/19		101	109,401
E.I. du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
4.150%	02/15/43		89	91,639
GCP Applied Technologies, Inc.,
Gtd. Notes, 144A
9.500%	02/01/23		271	300,810
Hexion, Inc.,
Sr. Sec’d. Notes
6.625%	04/15/20		879	788,903
Huntsman International LLC,
Gtd. Notes
4.875%	11/15/20		345	358,800
5.125%	11/15/22		601	640,816
INEOS Group Holdings SA (Luxembourg),
Gtd. Notes, 144A
5.625%	08/01/24	(a)	1,670	1,740,975
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.250%	11/15/22		120	118,950
4.050%	11/15/27		75	75,197
4.250%	11/15/23	(a)	250	258,879
5.450%	11/15/33	(a)	900	980,149
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		27	26,933
5.000%	05/01/25		49	48,878
5.250%	08/01/23		55	56,581
5.250%	06/01/27		43	42,893
Olin Corp.,
Sr. Unsec’d. Notes
5.125%	09/15/27		60	63,150
PolyOne Corp.,
Sr. Unsec’d. Notes
5.250%	03/15/23		120	126,300
PQ Corp.,
Gtd. Notes, 144A
5.750%	12/15/25		20	20,350
Sr. Sec’d. Notes, 144A
6.750%	11/15/22		99	105,683
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
7.250%	04/01/25		260	283,075

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Chemicals (continued)
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.750%	06/01/22		110	$109,573
4.500%	06/01/47		35	38,267
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.,
Gtd. Notes, 144A
5.375%	09/01/25		277	286,695
Tronox Finance PLC,
Gtd. Notes, 144A
5.750%	10/01/25		34	34,935
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.750%	10/01/2096		130	179,902
Valvoline, Inc.,
Gtd. Notes
4.375%	08/15/25		23	23,230
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A
5.750%	07/15/25		75	79,125
Versum Materials, Inc.,
Gtd. Notes, 144A
5.500%	09/30/24		50	53,500
Westlake Chemical Corp.,
Gtd. Notes
3.600%	07/15/22		100	101,839
4.375%	11/15/47		75	77,889
WR Grace & Co.,
Gtd. Notes, 144A
5.625%	10/01/24		45	48,544

				9,758,050

Coal — 0.0%
Peabody Energy Corp.,
Sr. Sec’d. Notes, 144A
6.000%	03/31/22		32	33,200

Commercial Services — 0.5%
ACE Cash Express, Inc.,
Sr. Sec’d. Notes, 144A
11.000%	02/01/19		458	458,572
12.000%	12/15/22		126	130,408
ADT Corp. (The),
Sr. Sec’d. Notes
3.500%	07/15/22		305	300,425
4.125%	06/15/23		324	323,999
Ahern Rentals, Inc.,
Sec’d. Notes, 144A
7.375%	05/15/23		155	145,699
AMN Healthcare, Inc.,
Gtd. Notes, 144A
5.125%	10/01/24		210	216,299
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
5.500%	04/01/23	(a)	150	153,749
Gtd. Notes, 144A
5.250%	03/15/25		35	34,649
6.375%	04/01/24	(a)	750	780,225
Booz Allen Hamilton, Inc.,
Gtd. Notes, 144A
5.125%	05/01/25		50	50,125

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Commercial Services (continued)
Brink’s Co. (The),
Gtd. Notes, 144A
4.625%	10/15/27		58	$56,839
Ecolab, Inc.,
Sr. Unsec’d. Notes
5.500%	12/08/41		41	51,330
Sr. Unsec’d. Notes, 144A
3.950%	12/01/47		326	333,240
ERAC USA Finance LLC,
Gtd. Notes, 144A
5.250%	10/01/20		24	25,614
5.625%	03/15/42		65	76,752
6.700%	06/01/34		110	138,843
Sr. Unsec’d. Notes, 144A
4.500%	08/16/21		105	110,743
FTI Consulting, Inc.,
Gtd. Notes
6.000%	11/15/22		105	108,208
Gartner, Inc.,
Gtd. Notes, 144A
5.125%	04/01/25		105	109,725
Great Lakes Dredge & Dock Corp.,
Gtd. Notes
8.000%	05/15/22		130	136,013
GW Honos Security Corp. (Canada),
Sr. Unsec’d. Notes, 144A
8.750%	05/15/25		570	612,750
Herc Rentals, Inc.,
Sec’d. Notes, 144A
7.500%	06/01/22		53	57,108
7.750%	06/01/24		555	609,113
Hertz Corp. (The),
Gtd. Notes
6.250%	10/15/22		820	791,300
Gtd. Notes, 144A
5.500%	10/15/24	(a)	812	732,830
Sec’d. Notes, 144A
7.625%	06/01/22	(a)	484	506,990
IHS Markit Ltd.,
Gtd. Notes, 144A
4.000%	03/01/26		69	68,914
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.875%	11/01/24		175	179,375
Nielsen Co. Luxembourg Sarl (The),
Gtd. Notes, 144A
5.500%	10/01/21		40	41,100
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes
4.500%	10/01/20		127	127,953
Gtd. Notes, 144A
5.000%	04/15/22		610	627,538
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23		465	516,150
Service Corp. International,
Sr. Unsec’d. Notes
5.375%	01/15/22		250	255,938
5.375%	05/15/24		288	303,480

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Commercial Services (continued)
7.500%	04/01/27		155	$186,775
Sotheby’s,
Gtd. Notes, 144A
4.875%	12/15/25		100	98,375
Syniverse Foreign Holdings Corp.,
Gtd. Notes, 144A
9.125%	01/15/22		25	25,375
Syniverse Holdings, Inc.,
Gtd. Notes
9.125%	01/15/19		3	2,996
Team Health Holdings, Inc.,
Gtd. Notes, 144A
6.375%	02/01/25	(a)	218	194,565
United Rentals North America, Inc.,
Gtd. Notes
4.625%	10/15/25		45	45,338
4.875%	01/15/28		115	115,575
5.500%	07/15/25		590	625,400
5.500%	05/15/27		110	115,775
5.750%	11/15/24		1,040	1,094,600
5.875%	09/15/26		30	32,100

				11,708,870

Computers — 0.5%
Apple, Inc.,
Sr. Unsec’d. Notes
2.300%	05/11/22		460	456,783
2.400%	05/03/23		540	534,443
2.750%	01/13/25		515	510,521
2.850%	05/11/24		480	482,150
2.900%	09/12/27		75	74,112
3.200%	05/11/27		215	217,731
3.250%	02/23/26		905	923,610
3.850%	05/04/43		800	831,167
4.500%	02/23/36		800	917,033
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
5.875%	06/15/21		634	657,776
7.125%	06/15/24	(a)	305	333,934
Sr. Sec’d. Notes, 144A
6.020%	06/15/26		1,795	1,979,200
Diebold Nixdorf, Inc.,
Gtd. Notes
8.500%	04/15/24	(a)	280	297,501
EMC Corp.,
Sr. Unsec’d. Notes
1.875%	06/01/18		120	119,429
Exela Intermediate LLC/Exela Finance, Inc.,
Sr. Sec’d. Notes, 144A
10.000%	07/15/23		170	165,325
HP, Inc.,
Sr. Unsec’d. Notes
4.300%	06/01/21		157	164,606
4.650%	12/09/21		270	286,986
6.000%	09/15/41		40	42,772
International Business Machines Corp.,
Sr. Unsec’d. Notes
2.250%	02/19/21		538	536,434
3.625%	02/12/24		100	104,713

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Computers (continued)
Western Digital Corp.,
Gtd. Notes
10.500%	04/01/24	1,235	$1,431,057
Sr. Sec’d. Notes, 144A
7.375%	04/01/23	882	951,458

			12,018,741

Cosmetics/Personal Care — 0.0%
High Ridge Brands Co.,
Gtd. Notes, 144A
8.875%	03/15/25	22	19,580
Revlon Consumer Products Corp.,
Gtd. Notes
6.250%	08/01/24	146	89,060
Unilever Capital Corp. (United Kingdom),
Gtd. Notes
2.000%	07/28/26	100	92,286

			200,926

Distribution/Wholesale — 0.0%
Global Partners LP/GLP Finance Corp.,
Gtd. Notes
6.250%	07/15/22	120	123,300
7.000%	06/15/23	60	61,650
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
5.625%	09/01/25	72	75,240
HD Supply, Inc.,
Gtd. Notes, 144A
5.750%	04/15/24	622	660,875
LKQ Corp.,
Gtd. Notes
4.750%	05/15/23	71	72,598
Univar USA, Inc.,
Gtd. Notes, 144A
6.750%	07/15/23	50	52,250
WW Grainger, Inc.,
Sr. Unsec’d. Notes
4.600%	06/15/45	150	164,188

			1,210,101

Diversified Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands),
Gtd. Notes
3.500%	01/15/25	380	376,673
3.950%	02/01/22	285	293,734
4.625%	07/01/22	615	651,524
Air Lease Corp.,
Sr. Unsec’d. Notes
3.875%	04/01/21	130	134,651
Aircastle Ltd.,
Sr. Unsec’d. Notes
5.000%	04/01/23	370	389,888
5.125%	03/15/21	310	325,888
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.375%	08/01/22	20	20,149
Gtd. Notes, MTN, 144A
5.875%	11/01/21	100	102,499

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Ally Financial, Inc.,
Gtd. Notes
4.750%	09/10/18		80	$80,999
8.000%	11/01/31		125	162,500
Sr. Unsec’d. Notes
4.125%	02/13/22		75	76,673
4.250%	04/15/21		395	404,874
4.625%	05/19/22		2,038	2,119,519
4.625%	03/30/25	(a)	480	503,998
5.125%	09/30/24		25	27,031
Sub. Notes
5.750%	11/20/25		250	272,499
American Express Co.,
Sr. Unsec’d. Notes
3.000%	10/30/24		525	524,129
7.000%	03/19/18		320	323,427
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.875%	11/05/18		100	99,955
2.250%	05/05/21		53	52,582
2.700%	03/03/22		30	30,097
BlackRock, Inc.,
Sr. Unsec’d. Notes
3.375%	06/01/22		80	82,934
3.500%	03/18/24		70	72,757
Blackstone Holdings Finance Co. LLC,
Gtd. Notes, 144A
5.875%	03/15/21		560	613,836
Capital One Bank USA NA,
Sub. Notes
3.375%	02/15/23		1,475	1,489,558
CME Group, Inc.,
Sr. Unsec’d. Notes
3.000%	09/15/22		180	183,561
CNG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	05/15/20		414	401,579
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
2.342%	11/15/20		1,651	1,643,388
4.418%	11/15/35		1,272	1,376,630
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
4.370%(cc)	12/21/65		760	741,000
Intercontinental Exchange, Inc.,
Gtd. Notes
4.000%	10/15/23		442	469,376
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/22		675	747,810
Invesco Finance PLC,
Gtd. Notes
4.000%	01/30/24		524	552,557
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.875%	04/15/21		580	648,847
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes, 144A
5.250%	10/01/25		29	28,855

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Sr. Unsec’d. Notes, 144A
5.250%	03/15/22		82	$84,563
LPL Holdings, Inc.,
Gtd. Notes, 144A
5.750%	09/15/25		123	125,153
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
2.700%	02/15/23		280	279,777
10.375%	11/01/18		110	117,516
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes
6.500%	07/01/21		70	70,963
7.875%	10/01/20		125	127,656
Quicken Loans, Inc.,
Gtd. Notes, 144A
5.250%	01/15/28		58	57,258
5.750%	05/01/25		185	191,477
Springleaf Finance Corp.,
Gtd. Notes
5.625%	03/15/23		82	82,180
7.750%	10/01/21	(a)	215	236,500
Synchrony Financial,
Sr. Unsec’d. Notes
3.950%	12/01/27		260	258,906
4.250%	08/15/24		250	259,214

				17,917,140

Electric — 0.9%
AES Corp.,
Sr. Unsec’d. Notes
4.875%	05/15/23		380	387,125
5.500%	03/15/24		365	379,599
6.000%	05/15/26		265	286,199
Alabama Power Co.,
Sr. Unsec’d. Notes
3.850%	12/01/42		135	139,394
5.600%	03/15/33		120	142,990
5.875%	12/01/22		160	182,004
6.125%	05/15/38		30	39,426
Ameren Illinois Co.,
First Mortgage
3.700%	12/01/47		170	173,947
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.600%	03/30/21		150	158,889
5.800%	10/01/35		103	126,580
Arizona Public Service Co.,
Sr. Unsec’d. Notes
4.500%	04/01/42		56	63,187
5.050%	09/01/41		107	127,450
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.150%	12/01/24		170	169,111
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.750%	11/15/23		537	559,190
6.125%	04/01/36		234	312,746

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Electric (continued)
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26		750	$735,008
Cleveland Electric Illuminating Co. (The),
First Mortgage
5.500%	08/15/24		200	227,680
8.875%	11/15/18		120	126,781
Sr. Unsec’d. Notes, 144A
3.500%	04/01/28		35	35,038
CMS Energy Corp.,
Sr. Unsec’d. Notes
2.950%	02/15/27		120	115,813
3.000%	05/15/26		62	60,873
3.450%	08/15/27		125	126,105
8.750%	06/15/19		26	28,291
Commonwealth Edison Co.,
First Mortgage
2.950%	08/15/27		155	153,244
3.750%	08/15/47		140	145,480
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.000%	11/15/57		170	177,986
4.200%	03/15/42		69	74,920
Consumers Energy Co.,
First Mortgage
2.850%	05/15/22		100	100,984
5.650%	04/15/20		105	113,043
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
2.850%	08/15/26	(a)	265	255,921
3.625%	12/01/24		300	310,483
3.900%	10/01/25		160	166,978
4.900%	08/01/41		32	36,979
5.250%	08/01/33		240	280,818
DTE Electric Co.,
General Ref. Mortgage
2.650%	06/15/22		53	53,058
DTE Energy Co.,
Sr. Unsec’d. Notes
3.850%	12/01/23		46	47,832
Duke Energy Carolinas LLC,
First Mortgage
3.700%	12/01/47		145	149,370
3.900%	06/15/21		200	208,969
First Ref. Mortgage
6.000%	01/15/38		31	41,708
7.000%	11/15/18		100	104,330
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.150%	08/15/27		255	253,157
Duke Energy Indiana LLC,
First Mortgage
3.750%	07/15/20		90	93,347
3.750%	05/15/46		155	158,993
Sr. Unsec’d. Notes
6.120%	10/15/35		50	65,632
Duke Energy Progress LLC,
First Mortgage
4.100%	03/15/43		100	108,607

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Electric (continued)
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
3.616%	08/01/27		60	$59,973
Dynegy, Inc.,
Gtd. Notes
5.875%	06/01/23		700	708,750
Gtd. Notes, 144A
8.000%	01/15/25	(a)	265	286,863
8.125%	01/30/26		122	133,286
Edison International,
Sr. Unsec’d. Notes
2.400%	09/15/22		25	24,459
2.950%	03/15/23		155	155,241
EDP Finance BV (Portugal),
Sr. Unsec’d. Notes, 144A
3.625%	07/15/24		485	488,455
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A
4.875%	01/22/44		75	83,080
Emera US Finance LP (Canada),
Gtd. Notes
4.750%	06/15/46		175	191,594
Enel Finance International NV (Italy),
Gtd. Notes, 144A
3.500%	04/06/28		435	425,486
Entergy Gulf States Louisiana LLC,
First Mortgage
5.590%	10/01/24		250	288,623
Entergy Louisiana LLC,
First Mortgage
4.050%	09/01/23		100	105,997
Entergy Mississippi, Inc.,
First Mortgage
2.850%	06/01/28		95	91,981
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22		195	198,725
Sr. Unsec’d. Notes
2.450%	04/15/21		75	74,660
7.600%	04/01/32		155	203,928
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
2.950%	01/15/20		370	373,765
3.400%	03/15/22		210	213,529
4.250%	06/15/22		135	141,663
5.600%	06/15/42		450	493,411
6.250%	10/01/39		200	233,962
FirstEnergy Corp.,
Sr. Unsec’d. Notes
3.900%	07/15/27		70	71,725
4.850%	07/15/47		30	33,480
Florida Power & Light Co.,
First Mortgage
4.050%	06/01/42		200	219,292
5.625%	04/01/34		150	188,864
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes
3.055%	10/04/26		275	265,525

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Electric (continued)
GenOn Energy, Inc.,
Sr. Unsec’d. Notes(d)
9.500%	10/15/18	105	$83,475
9.875%	10/15/20	350	276,500
Great Plains Energy, Inc.,
Sr. Unsec’d. Notes
4.850%	06/01/21	22	23,302
Gulf Power Co.,
Sr. Unsec’d. Notes
3.300%	05/30/27	195	196,216
Hydro-Quebec (Canada),
Gov’t. Gtd. Notes
8.050%	07/07/24	550	710,702
8.400%	01/15/22	120	143,622
9.400%	02/01/21	130	154,397
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
3.750%	07/01/47	75	76,236
7.000%	03/15/19	170	179,234
ITC Holdings Corp.,
Sr. Unsec’d. Notes
3.650%	06/15/24	175	179,525
Sr. Unsec’d. Notes, 144A
3.350%	11/15/27	240	240,174
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes
6.150%	06/01/37	100	123,908
Sr. Unsec’d. Notes, 144A
4.300%	01/15/26	355	370,489
John Sevier Combined Cycle Generation LLC,
Sec’d. Notes
4.626%	01/15/42	211	233,012
Kansas City Power & Light Co.,
Sr. Unsec’d. Notes
5.300%	10/01/41	300	355,128
Nevada Power Co.,
General Ref. Mortgage
5.375%	09/15/40	350	434,335
6.500%	08/01/18	305	312,853
New England Power Co. (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.800%	12/05/47	110	112,461
New York State Electric & Gas Corp.,
Sr. Unsec’d. Notes, 144A
3.250%	12/01/26	200	201,639
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	09/15/24	36	36,631
4.500%	09/15/27	51	50,745
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27	240	253,801
7.250%	05/15/26	200	217,748
Gtd. Notes, 144A
5.750%	01/15/28	50	50,500
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
6.800%	09/01/18	160	164,796

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Electric (continued)
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
2.450%	08/15/22	113	$110,865
2.950%	03/01/26	45	43,812
3.400%	08/15/24	325	331,197
4.450%	04/15/42	67	71,662
4.600%	06/15/43	50	54,651
6.050%	03/01/34	150	189,066
8.250%	10/15/18	65	68,014
PECO Energy Co.,
First Mortgage
2.375%	09/15/22	150	148,651
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/28	85	83,636
PPL Capital Funding, Inc.,
Gtd. Notes
3.400%	06/01/23	50	51,010
4.000%	09/15/47	65	66,790
4.200%	06/15/22	100	105,793
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22	108	109,394
4.400%	01/15/21	93	97,487
7.000%	10/30/31	150	200,443
7.750%	03/01/31	150	209,949
PSEG Power LLC,
Gtd. Notes
2.450%	11/15/18	350	350,884
4.150%	09/15/21	50	52,144
Public Service Co. of Colorado,
First Mortgage
3.200%	11/15/20	36	36,763
Public Service Co. of New Hampshire,
First Mortgage
3.500%	11/01/23	40	41,256
Public Service Co. of Oklahoma,
Sr. Unsec’d. Notes
5.150%	12/01/19	200	209,434
Public Service Electric & Gas Co.,
First Mortgage, MTN
3.600%	12/01/47	230	235,505
Sec’d. Notes, MTN
3.650%	09/01/42	75	77,065
San Diego Gas & Electric Co.,
First Mortgage
6.000%	06/01/26	120	144,218
Sierra Pacific Power Co.,
General Ref. Mortgage
2.600%	05/01/26	555	536,293
3.375%	08/15/23	98	101,072
South Carolina Electric & Gas Co.,
First Mortgage
5.300%	05/15/33	100	113,285
6.050%	01/15/38	120	149,986
Southern California Edison Co.,
First Ref. Mortgage
5.500%	03/15/40	80	102,455
5.550%	01/15/36	80	98,628

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Electric (continued)
Sr. Unsec’d. Notes
6.650%	04/01/29		150	$192,084
Southern Power Co.,
Sr. Unsec’d. Notes
4.950%	12/15/46		140	153,565
5.150%	09/15/41		65	72,292
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes
3.900%	04/01/45		120	123,115
Southwestern Public Service Co.,
First Mortgage
3.700%	08/15/47		125	127,910
State Grid Overseas Investment 2013 Ltd. (China),
Gtd. Notes, 144A
1.750%	05/22/18		200	199,557
Talen Energy Supply LLC,
Gtd. Notes
6.500%	06/01/25		200	161,500
Terraform Global Operating LLC,
Gtd. Notes, 144A
9.750%	08/15/22		100	110,625
Texas Competitive Electric Holdings Co. LLC, Escrow Shares,
Notes^
—%	12/30/18		160	400
—%	10/10/99		428	1,071
Notes, 144A
—%	12/31/99		150	1,125
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25		95	98,547
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
2.950%	09/15/21		7	7,099
3.650%	12/15/42		77	77,667
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.700%	05/15/20		80	83,398

				24,344,374

Electrical Components & Equipment — 0.1%
Energizer Holdings, Inc.,
Gtd. Notes, 144A
5.500%	06/15/25	(a)	315	328,088
EnerSys,
Gtd. Notes, 144A
5.000%	04/30/23		105	109,725
General Cable Corp.,
Gtd. Notes
5.750%	10/01/22		740	766,825
WESCO Distribution, Inc.,
Gtd. Notes
5.375%	06/15/24		85	87,338

				1,291,976

Electronics — 0.0%
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.875%	01/12/28		215	214,355

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Electronics (continued)
Corning, Inc.,
Sr. Unsec’d. Notes
4.375%	11/15/57		60	$59,562
Itron, Inc.,
Gtd. Notes, 144A
5.000%	01/15/26		23	23,086

				297,003

Energy-Alternate Sources — 0.0%
TerraForm Power Operating LLC,
Gtd. Notes, 144A
4.250%	01/31/23		71	70,468
5.000%	01/31/28		90	89,100
6.625%	06/15/25		100	109,000

				268,568

Engineering & Construction — 0.1%
AECOM,
Gtd. Notes
5.125%	03/15/27		117	119,182
5.750%	10/15/22		55	57,338
5.875%	10/15/24		688	745,242
Fluor Corp.,
Sr. Unsec’d. Notes
3.375%	09/15/21		153	156,412
MasTec, Inc.,
Gtd. Notes
4.875%	03/15/23		95	96,900
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	07/31/47		1,400	1,382,500
MMC Energy, Inc., Escrow Shares,
First Lien^(d)
—%	10/15/99		75	—
Tutor Perini Corp.,
Gtd. Notes, 144A
6.875%	05/01/25		120	129,000

				2,686,574

Entertainment — 0.2%
AMC Entertainment Holdings, Inc.,
Gtd. Notes
5.750%	06/15/25	(a)	785	776,169
5.875%	11/15/26		40	39,399
6.125%	05/15/27		59	58,558
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	03/15/22		34	34,893
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op,
Gtd. Notes, 144A
5.375%	04/15/27		45	47,250
Chukchansi Economic Development Authority,
Sec’d. Notes, 144A
9.750%	05/30/20		188	107,089
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23		295	298,688

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Entertainment (continued)
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	07/01/19		208	$203,840
Eldorado Resorts, Inc.,
Gtd. Notes
6.000%	04/01/25		44	45,980
EMI Music Publishing Group North America Holdings, Inc.,
Gtd. Notes, 144A
7.625%	06/15/24		290	319,000
Gateway Casinos & Entertainment Ltd. (Canada),
Sec’d. Notes, 144A
8.250%	03/01/24		60	64,200
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26		90	96,525
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.500%	02/15/25		595	664,913
Regal Entertainment Group,
Sr. Unsec’d. Notes
5.750%	03/15/22		245	252,656
5.750%	06/15/23		265	273,944
Scientific Games International, Inc.,
Gtd. Notes
10.000%	12/01/22		320	351,201
Sr. Sec’d. Notes, 144A
7.000%	01/01/22		630	663,863
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
4.875%	07/31/24		275	279,125
WMG Acquisition Corp.,
Sr. Sec’d. Notes, 144A
4.875%	11/01/24		50	51,500
5.625%	04/15/22		566	582,980

				5,211,773

Environmental Control — 0.0%
Clean Harbors, Inc.,
Gtd. Notes
5.125%	06/01/21		480	484,800
Core & Main LP,
Sr. Unsec’d. Notes, 144A
6.125%	08/15/25		120	121,800
Covanta Holding Corp.,
Sr. Unsec’d. Notes
5.875%	07/01/25		21	21,105
Republic Services, Inc.,
Sr. Unsec’d. Notes
3.375%	11/15/27		105	105,785
5.500%	09/15/19		335	352,279

				1,085,769

Foods — 0.3%
Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25		5	4,509
6.625%	06/15/24	(a)	977	925,708

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Foods (continued)
B&G Foods, Inc.,
Gtd. Notes
4.625%	06/01/21		120	$121,799
5.250%	04/01/25		101	102,732
Dean Foods Co.,
Gtd. Notes, 144A
6.500%	03/15/23	(a)	189	188,055
Dole Food Co., Inc.,
Sr. Sec’d. Notes, 144A
7.250%	06/15/25		212	229,225
General Mills, Inc.,
Sr. Unsec’d. Notes
3.150%	12/15/21	(a)	340	346,587
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A
7.250%	06/01/21		87	88,414
7.250%	06/01/21		43	43,699
8.250%	02/01/20		165	165,495
Kellogg Co.,
Sr. Unsec’d. Notes
3.400%	11/15/27		165	164,204
Kraft Heinz Foods Co.,
Gtd. Notes
3.500%	06/06/22		90	92,093
3.950%	07/15/25		85	87,794
4.375%	06/01/46		375	371,456
5.000%	07/15/35		300	327,532
5.000%	06/04/42		59	63,308
5.375%	02/10/20		139	147,270
6.875%	01/26/39		218	286,974
Kroger Co. (The),
Gtd. Notes
5.400%	07/15/40		23	25,414
6.900%	04/15/38		110	142,201
Sr. Unsec’d. Notes
3.400%	04/15/22		290	296,845
3.500%	02/01/26		500	499,133
3.700%	08/01/27		80	81,007
3.875%	10/15/46		195	178,521
6.800%	12/15/18		55	57,401
McCormick & Co., Inc.,
Sr. Unsec’d. Notes
2.700%	08/15/22		40	39,970
3.150%	08/15/24		100	100,530
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
2.000%	10/28/21		390	379,417
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.750%	03/15/25		25	25,844
Sr. Unsec’d. Notes, 144A
5.875%	09/30/27		52	53,560
Post Holdings, Inc.,
Gtd. Notes, 144A
5.000%	08/15/26		100	98,375
5.500%	03/01/25		244	252,540
5.750%	03/01/27		190	193,325

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Foods (continued)
SUPERVALU, Inc.,
Sr. Unsec’d. Notes
6.750%	06/01/21		195	$194,269
7.750%	11/15/22	(a)	610	599,325
Sysco Corp.,
Gtd. Notes
2.500%	07/15/21		185	184,500
TreeHouse Foods, Inc.,
Gtd. Notes, 144A
6.000%	02/15/24		517	537,680
Tyson Foods, Inc.,
Gtd. Notes
4.875%	08/15/34		250	281,715
Sr. Unsec’d. Notes
4.550%	06/02/47		35	38,119

				8,016,545

Forest Products & Paper — 0.0%
Cascades, Inc. (Canada),
Gtd. Notes, 144A
5.750%	07/15/23		24	24,780
Clearwater Paper Corp.,
Gtd. Notes
4.500%	02/01/23		70	69,213
International Paper Co.,
Sr. Unsec’d. Notes
8.700%	06/15/38		100	151,251

				245,244

Gas — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.500%	05/20/25		82	82,819
5.750%	05/20/27		67	67,669
Atmos Energy Corp.,
Sr. Unsec’d. Notes
8.500%	03/15/19		300	322,491
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
4.487%	02/15/42		101	113,195
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/21		321	335,730
5.850%	01/15/41		215	274,308
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes
4.600%	12/15/44		63	69,311
KeySpan Gas East Corp.,
Unsec’d. Notes, 144A
2.742%	08/15/26		80	77,768
NiSource Finance Corp.,
Gtd. Notes
3.950%	03/30/48		100	102,440
5.650%	02/01/45		106	132,735
5.800%	02/01/42		314	389,053
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.640%	11/01/46		105	103,382

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Gas (continued)
Sempra Energy,
Sr. Unsec’d. Notes
3.250%	06/15/27		50	$49,755
3.550%	06/15/24		300	307,454
6.000%	10/15/39		150	193,548
9.800%	02/15/19		320	346,573
Southern Co. Gas Capital Corp.,
Gtd. Notes
3.500%	09/15/21		150	153,412
4.400%	06/01/43		63	67,014
5.875%	03/15/41		91	112,923

				3,301,580

Healthcare-Products — 0.2%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.750%	11/30/36		180	202,248
Avantor, Inc.,
Sr. Sec’d. Notes, 144A
6.000%	10/01/24		185	184,306
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
3.363%	06/06/24		615	616,718
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp.,
Sec’d. Notes, 144A
8.125%	06/15/21		575	537,625
Hill-Rom Holdings, Inc.,
Gtd. Notes, 144A
5.750%	09/01/23		830	868,387
Hologic, Inc.,
Gtd. Notes, 144A
4.375%	10/15/25		22	22,330
5.250%	07/15/22		365	377,775
Kinetic Concepts, Inc./KCI USA, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	02/15/21		245	256,025
Mallinckrodt International Finance SA,
Gtd. Notes
3.500%	04/15/18		75	74,625
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A
5.500%	04/15/25		50	40,750
5.625%	10/15/23	(a)	656	557,600
Medtronic, Inc.,
Gtd. Notes
4.375%	03/15/35		340	383,287
Sterigenics-Nordion Holdings LLC,
Sr. Unsec’d. Notes, 144A
6.500%	05/15/23		151	157,418
Teleflex, Inc.,
Gtd. Notes
4.875%	06/01/26		147	151,778
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.200%	08/15/27		130	128,849

				4,559,721

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Healthcare-Services — 0.6%
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.625%	02/15/23		381	$386,714
Aetna, Inc.,
Sr. Unsec’d. Notes
6.750%	12/15/37		100	137,148
Air Medical Group Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/15/23	(a)	237	227,519
Anthem, Inc.,
Sr. Unsec’d. Notes
2.300%	07/15/18		440	440,960
3.300%	01/15/23		35	35,513
3.650%	12/01/27		185	188,576
4.650%	01/15/43		141	154,610
5.100%	01/15/44		145	169,234
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	01/15/25		121	123,118
6.125%	02/15/24		174	184,005
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22		315	181,125
7.125%	07/15/20		45	33,638
Sr. Sec’d. Notes
5.125%	08/01/21	(a)	146	131,399
6.250%	03/31/23		105	94,499
DaVita, Inc.,
Gtd. Notes
5.000%	05/01/25		369	368,889
5.125%	07/15/24		261	263,610
Fresenius Medical Care US Finance II, Inc. (Germany),
Gtd. Notes, 144A
5.875%	01/31/22		153	168,429
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25		4,715	4,880,025
5.875%	05/01/23		293	312,778
5.875%	02/15/26		255	269,663
7.500%	02/15/22		130	146,250
Sr. Sec’d. Notes
5.250%	04/15/25		50	52,875
5.500%	06/15/47		65	64,838
HealthSouth Corp.,
Gtd. Notes
5.750%	11/01/24		605	619,369
5.750%	09/15/25		10	10,400
Kindred Healthcare, Inc.,
Gtd. Notes
8.750%	01/15/23	(a)	675	715,500
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.500%	11/01/18		170	170,522
3.250%	09/01/24		50	50,078
3.600%	09/01/27		55	55,135
LifePoint Health, Inc.,
Gtd. Notes
5.500%	12/01/21		58	59,160

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Healthcare-Services (continued)
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
7.125%	06/01/24		256	$272,640
Polaris Intermediate Corp.,
Sr. Unsec’d. Notes, Cash coupon 8.500% or PIK N/A, 144A
8.500%	12/01/22		98	101,675
Quest Diagnostics, Inc.,
Gtd. Notes
4.750%	01/30/20		170	177,648
Roche Holdings, Inc. (Switzerland),
Gtd. Notes, 144A
2.375%	01/28/27		200	190,293
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
6.750%	07/01/25		18	17,010
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
5.125%	05/01/25	(a)	278	271,050
7.500%	01/01/22	(a)	250	262,500
Sr. Sec’d. Notes
4.500%	04/01/21		718	721,590
Sr. Sec’d. Notes, 144A
4.625%	07/15/24		183	178,425
Sr. Unsec’d. Notes
6.750%	06/15/23	(a)	1,815	1,760,550
8.125%	04/01/22		914	929,995
Sr. Unsec’d. Notes, 144A
7.000%	08/01/25	(a)	139	130,660
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	02/15/23		58	58,115
3.100%	03/15/26		80	80,591
3.750%	07/15/25		200	210,805
3.950%	10/15/42		145	150,718
4.625%	07/15/35		100	116,458
6.625%	11/15/37		270	383,536
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25		91	96,005
West Street Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	09/01/25		16	16,040

				16,821,883

Holding Companies-Diversified — 0.0%
HRG Group, Inc.,
Sr. Sec’d. Notes
7.875%	07/15/19		332	332,664
Sr. Unsec’d. Notes
7.750%	01/15/22		219	227,213
Hutchison Whampoa International 12 II Ltd. (Hong Kong),
Gtd. Notes, 144A
3.250%	11/08/22		200	202,166

				762,043

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Home Builders — 0.0%
CalAtlantic Group, Inc.,
Gtd. Notes
5.250%	06/01/26	48	$50,760
5.875%	11/15/24	114	126,717
Lennar Corp.,
Gtd. Notes, 144A
4.750%	11/29/27	180	185,364
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
6.500%	10/01/25	110	116,325
6.875%	12/15/23	43	45,473
New Home Co., Inc. (The),
Gtd. Notes
7.250%	04/01/22	91	95,323
Toll Brothers Finance Corp.,
Gtd. Notes
4.875%	11/15/25	50	52,250

			672,212

Home Furnishings — 0.0%
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26	329	337,291
5.625%	10/15/23	610	634,400

			971,691

Household Products/Wares — 0.1%
ACCO Brands Corp.,
Gtd. Notes, 144A
5.250%	12/15/24	237	243,518
Central Garden & Pet Co.,
Gtd. Notes
5.125%	02/01/28	60	60,000
6.125%	11/15/23	365	385,988
Kronos Acquisition Holdings, Inc. (Canada),
Gtd. Notes, 144A
9.000%	08/15/23	150	140,250
Prestige Brands, Inc.,
Gtd. Notes, 144A
5.375%	12/15/21	63	64,103
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 144A
2.375%	06/24/22	270	264,705
Spectrum Brands, Inc.,
Gtd. Notes
6.625%	11/15/22	175	181,125

			1,339,689

Housewares — 0.0%
American Greetings Corp.,
Sr. Unsec’d. Notes, 144A
7.875%	02/15/25	110	118,798
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/26	125	130,551
Scotts Miracle-Gro Co. (The),
Gtd. Notes
6.000%	10/15/23	535	566,431

			815,780

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Insurance — 0.4%
AIG SunAmerica Global Financing X,
Sr. Sec’d. Notes, 144A
6.900%	03/15/32	185	$246,737
Allstate Corp. (The),
Sr. Unsec’d. Notes
3.150%	06/15/23	122	123,733
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25	500	515,512
3.875%	01/15/35	345	346,301
3.900%	04/01/26	235	243,697
4.125%	02/15/24	165	174,340
Aon Corp.,
Gtd. Notes
6.250%	09/30/40	33	43,463
Athene Global Funding,
Sec’d. Notes, MTN, 144A
4.000%	01/25/22	472	487,058
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.400%	05/15/42	165	185,934
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
3.000%	02/11/23	325	331,557
3.125%	03/15/26	195	197,206
Brighthouse Financial, Inc.,
Sr. Unsec’d. Notes, 144A
4.700%	06/22/47	55	56,107
Cincinnati Financial Corp.,
Sr. Unsec’d. Notes
6.920%	05/15/28	230	296,967
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.950%	05/15/24	73	75,975
4.500%	03/01/26	53	56,409
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
5.250%	05/30/25	130	137,149
Fidelity & Guaranty Life Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	04/01/21	50	51,125
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.950%	05/01/22	68	73,375
6.500%	03/15/35	100	129,219
7.800%	03/07/87	95	120,935
Liberty Mutual Insurance Co.,
Sub. Notes, 144A
8.500%	05/15/25	200	258,530
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.200%	03/15/22	59	62,132
6.250%	02/15/20	390	419,966
Manulife Financial Corp. (Canada),
Sub. Notes
4.061%	02/24/32	520	523,923
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23	300	305,423

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Insurance (continued)
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
3.500%	06/03/24	170	$175,649
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
5.375%	12/01/41	66	80,303
MassMutual Global Funding II,
Sr. Sec’d. Notes, 144A
2.500%	10/17/22	132	130,606
Sr. Sec’d. Notes, MTN, 144A
2.350%	04/09/19	200	200,404
MetLife, Inc.,
Jr. Sub. Notes
6.400%	12/15/66	170	195,553
Sr. Unsec’d. Notes
4.125%	08/13/42	174	184,190
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
3.650%	06/14/18	120	120,878
3.875%	04/11/22	767	804,319
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
9.375%	08/15/39	500	850,347
New York Life Global Funding,
Sr. Sec’d. Notes, MTN, 144A
2.000%	04/13/21	230	226,986
New York Life Insurance Co.,
Sub. Notes, 144A
5.875%	05/15/33	200	257,224
Pacific Life Insurance Co.,
Sub. Notes, 144A
4.300%	10/24/67	300	300,930
Radian Group, Inc.,
Sr. Unsec’d. Notes
4.500%	10/01/24	25	25,613
7.000%	03/15/21	53	59,426
Swiss Re Treasury US Corp. (Switzerland),
Gtd. Notes, 144A
4.250%	12/06/42	90	93,585
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	150	171,581
Travelers Property Casualty Corp.,
Gtd. Notes
7.750%	04/15/26	190	249,839
USIS Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	05/01/25	54	54,540
Voya Financial, Inc.,
Gtd. Notes
3.125%	07/15/24	180	178,381
3.650%	06/15/26	92	93,040

			9,916,167

Internet — 0.2%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
4.800%	12/05/34	400	469,492
Sr. Unsec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Internet (continued)
2.800%	08/22/24	220	$219,331
3.150%	08/22/27	430	430,648
3.875%	08/22/37	710	753,381
4.050%	08/22/47	90	96,995
Cogent Communications Group, Inc.,
Sr. Sec’d. Notes, 144A
5.375%	03/01/22	925	971,250
eBay, Inc.,
Sr. Unsec’d. Notes
4.000%	07/15/42	253	233,622
Match Group, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	12/15/27	12	12,180
Netflix, Inc.,
Sr. Unsec’d. Notes
5.750%	03/01/24	90	95,738
Sr. Unsec’d. Notes, 144A
4.875%	04/15/28	320	313,600
Symantec Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	04/15/25	128	133,120
VeriSign, Inc.,
Sr. Unsec’d. Notes
4.750%	07/15/27	20	20,450
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.000%	04/01/23	813	846,780
6.375%	05/15/25	400	423,000
Gtd. Notes, 144A
5.750%	01/15/27	296	301,920

			5,321,507

Iron/Steel — 0.1%
AK Steel Corp.,
Gtd. Notes
7.000%	03/15/27	101	102,768
Sr. Sec’d. Notes
7.500%	07/15/23	79	85,518
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
6.000%	03/01/21	11	11,878
6.125%	06/01/25	57	65,621
6.750%	02/25/22	305	339,312
7.250%	03/01/41	130	164,449
7.500%	10/15/39	44	56,319
Commercial Metals Co.,
Sr. Unsec’d. Notes
4.875%	05/15/23	25	25,563
5.375%	07/15/27	35	35,700
Nucor Corp.,
Sr. Unsec’d. Notes
4.000%	08/01/23	108	113,085
5.200%	08/01/43	72	87,230
6.400%	12/01/37	100	133,881
Steel Dynamics, Inc.,
Gtd. Notes,144A
4.125%	09/15/25	65	65,488

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Iron/Steel (continued)
United States Steel Corp.,
Sr. Sec’d. Notes, 144A
8.375%	07/01/21		34	$36,907
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.250%	08/10/26		173	200,421

				1,524,140

Leisure Time — 0.1%
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.375%	04/15/23		943	971,290
Vista Outdoor, Inc.,
Gtd. Notes
5.875%	10/01/23	(a)	512	491,520

				1,462,810

Lodging — 0.2%
Boyd Gaming Corp.,
Gtd. Notes
6.875%	05/15/23		459	486,538
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.250%	09/01/24		105	106,050
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.,
Gtd. Notes, 144A
6.125%	12/01/24		42	45,885
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.625%	04/01/25		309	317,498
4.875%	04/01/27		50	52,313
Interval Acquisition Corp.,
Gtd. Notes
5.625%	04/15/23		315	326,025
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sr. Sec’d. Notes, 144A
6.750%	11/15/21		455	478,888
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26	(a)	1,890	1,908,900
6.000%	03/15/23		546	589,680
6.625%	12/15/21		55	60,346
6.750%	10/01/20		163	176,040
7.750%	03/15/22		169	192,660
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC,
Gtd. Notes, 144A
5.875%	05/15/21		277	281,155
Station Casinos LLC,
Gtd. Notes, 144A
5.000%	10/01/25		48	48,240
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.500%	03/01/25		620	638,600

				5,708,818

Machinery-Construction & Mining — 0.0%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
2.850%	06/01/22		247	250,121

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Machinery-Construction & Mining (continued)
Oshkosh Corp.,
Gtd. Notes
5.375%	03/01/25		84	$89,145
Terex Corp.,
Gtd. Notes, 144A
5.625%	02/01/25		305	318,725
Vertiv Group Corp.,
Sr. Unsec’d. Notes, 144A
9.250%	10/15/24		328	350,140

				1,008,131

Machinery-Diversified — 0.1%
Deere & Co.,
Sr. Unsec’d. Notes
2.600%	06/08/22		45	45,050
3.900%	06/09/42		38	41,120
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.450%	09/11/20		133	133,660
2.650%	06/24/24		215	212,955
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.800%	12/15/21		200	200,352
3.800%	12/15/26		150	154,688
SPX FLOW, Inc.,
Gtd. Notes, 144A
5.625%	08/15/24		315	331,538
Welbilt, Inc.,
Gtd. Notes
9.500%	02/15/24		280	318,850
Xylem, Inc.,
Sr. Unsec’d. Notes
4.375%	11/01/46		95	101,816

				1,540,029

Media — 1.6%
21st Century Fox America, Inc.,
Gtd. Notes
3.700%	10/15/25		160	166,971
4.750%	09/15/44		105	120,110
7.250%	05/18/18		300	305,968
7.430%	10/01/26		100	129,437
7.625%	11/30/28		100	133,486
7.700%	10/30/25		100	129,332
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.625%	02/15/23		700	732,969
7.500%	05/15/26		820	873,298
Altice SA (Luxembourg),
Gtd. Notes, 144A
7.750%	05/15/22	(a)	1,015	999,774
Altice US Finance I Corp.,
Sr. Sec’d. Notes, 144A
5.375%	07/15/23		225	230,063
AMC Networks, Inc.,
Gtd. Notes
4.750%	08/01/25		109	108,046
5.000%	04/01/24		470	475,874

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Media (continued)
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
8.000%	04/15/20		93	$99,278
CBS Corp.,
Gtd. Notes
3.375%	02/15/28	(a)	380	365,948
3.700%	08/15/24		34	34,985
4.850%	07/01/42		100	104,875
CBS Radio, Inc.,
Gtd. Notes, 144A
7.250%	11/01/24		150	158,156
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
5.125%	02/15/23		37	37,833
Sr. Unsec’d. Notes, 144A
5.000%	02/01/28		119	115,728
5.125%	05/01/23		409	417,178
5.125%	05/01/27		110	108,349
5.500%	05/01/26		334	342,348
5.750%	02/15/26		2,270	2,357,963
5.875%	04/01/24		1,870	1,949,476
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.750%	02/15/28		550	527,015
4.908%	07/23/25		350	372,115
6.384%	10/23/35		80	93,410
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
6.500%	11/15/22		3,141	3,188,115
6.500%	11/15/22		142	143,065
7.625%	03/15/20		1,873	1,835,540
7.625%	03/15/20		15	14,681
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22		160	209,052
Comcast Cable Holdings LLC,
Gtd. Notes
10.125%	04/15/22		315	407,327
Comcast Corp.,
Gtd. Notes
3.150%	02/15/28		965	968,084
3.999%	11/01/49		321	328,711
4.049%	11/01/52		267	273,202
4.250%	01/15/33		200	217,993
4.600%	08/15/45		130	145,816
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24		100	98,488
3.500%	08/15/27		60	59,181
Cox Enterprises, Inc.,
Sr. Unsec’d. Notes, 144A
7.375%	07/15/27		125	154,191
CSC Holdings LLC,
Gtd. Notes, 144A
6.625%	10/15/25		355	384,280
Sr. Unsec’d. Notes
5.250%	06/01/24		193	190,105
6.750%	11/15/21		192	205,919

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Media (continued)
8.625%	02/15/19		42	$44,310
Sr. Unsec’d. Notes, 144A
10.875%	10/15/25		485	577,150
Discovery Communications LLC,
Gtd. Notes
3.950%	03/20/28		140	139,252
4.375%	06/15/21		159	166,344
5.000%	09/20/37		80	82,887
6.350%	06/01/40		300	352,917
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23	(a)	898	848,610
5.875%	07/15/22	(a)	427	429,135
5.875%	11/15/24		2,520	2,453,851
6.750%	06/01/21		416	436,800
7.750%	07/01/26		412	433,116
EW Scripps Co. (The),
Gtd. Notes, 144A
5.125%	05/15/25		42	41,790
Gray Television, Inc.,
Gtd. Notes, 144A
5.125%	10/15/24		50	49,875
5.875%	07/15/26		145	148,625
iHeartCommunications, Inc.,
Sr. Sec’d. Notes
9.000%	12/15/19		500	371,250
LIN Television Corp.,
Gtd. Notes
5.875%	11/15/22		108	112,320
Mediacom Broadband LLC/Mediacom Broadband Corp.,
Sr. Unsec’d. Notes
6.375%	04/01/23		55	56,513
NBCUniversal Media LLC,
Gtd. Notes
5.950%	04/01/41		90	117,313
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A
6.125%	02/15/22		440	455,400
Quebecor Media, Inc. (Canada),
Sr. Unsec’d. Notes
5.750%	01/15/23		849	899,940
SFR Group SA (France),
Sr. Sec’d. Notes, 144A
6.000%	05/15/22		1,125	1,139,063
7.375%	05/01/26		940	964,675
Sinclair Television Group, Inc.,
Gtd. Notes
5.375%	04/01/21		40	40,700
6.125%	10/01/22		250	257,500
Gtd. Notes, 144A
5.625%	08/01/24		895	922,969
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.625%	05/15/23		68	69,445
5.000%	08/01/27		100	100,250
5.375%	04/15/25		1,390	1,447,338
6.000%	07/15/24		677	715,928

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Media (continued)
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.125%	02/15/28	150	$196,298
TEGNA, Inc.,
Gtd. Notes
6.375%	10/15/23	545	570,888
Gtd. Notes, 144A
5.500%	09/15/24	125	131,094
Thomson Reuters Corp. (Canada),
Sr. Unsec’d. Notes
3.950%	09/30/21	442	457,507
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.125%	02/15/21	300	308,935
8.750%	02/14/19	300	319,868
Time Warner Entertainment Co. LP,
Sr. Sec’d. Notes
8.375%	07/15/33	377	518,714
Time Warner, Inc.,
Gtd. Notes
3.800%	02/15/27	180	179,830
4.750%	03/29/21	430	457,692
Unitymedia GmbH (Germany),
Sec’d. Notes, 144A
6.125%	01/15/25	215	226,825
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	05/15/23	280	279,300
5.125%	02/15/25	7	6,816
UPCB Finance IV Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
5.375%	01/15/25	1,173	1,181,094
Viacom, Inc.,
Jr. Sub. Notes
5.875%	02/28/57	35	34,431
6.250%	02/28/57	25	24,406
Sr. Unsec’d. Notes
3.875%	04/01/24	395	394,100
4.375%	03/15/43	217	187,854
6.875%	04/30/36	100	113,466
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.375%	06/15/24	807	869,543
Sr. Unsec’d. Notes, 144A
5.125%	04/15/27	43	44,935
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.250%	01/15/26	225	227,250
5.500%	08/15/26	630	645,750
Ziggo Secured Finance BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	01/15/27	140	138,950

			41,704,547

Metal Fabricate/Hardware — 0.0%
Hillman Group, Inc. (The),
Gtd. Notes, 144A
6.375%	07/15/22	45	44,888

SEE NOTES TO FINANCIAL STATEMENTS.

A326

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Metal Fabricate/Hardware (continued)
Novelis Corp.,
Gtd. Notes, 144A
5.875%	09/30/26		195	$198,900
6.250%	08/15/24		365	382,338
TriMas Corp.,
Gtd. Notes, 144A
4.875%	10/15/25		39	39,146
Zekelman Industries, Inc.,
Sr. Sec’d. Notes, 144A
9.875%	06/15/23		94	105,750

				771,022

Mining — 0.2%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
6.750%	09/30/24		616	671,438
Aleris International, Inc.,
Sr. Sec’d. Notes, 144A
9.500%	04/01/21		62	65,409
Anglo American Capital PLC (United Kingdom),
Gtd. Notes, 144A
3.625%	09/11/24		200	199,042
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
6.450%	10/15/35		280	353,404
Barrick North America Finance LLC (Canada),
Gtd. Notes
4.400%	05/30/21		48	50,809
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
4.125%	02/24/42		305	328,416
5.000%	09/30/43		69	84,597
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
4.750%	05/15/22		39	39,488
5.125%	05/15/24		71	71,888
Sr. Sec’d. Notes, 144A
9.750%	03/01/22		215	237,898
Freeport-McMoRan, Inc.,
Gtd. Notes
3.550%	03/01/22		163	161,166
3.875%	03/15/23	(a)	590	587,050
4.000%	11/14/21	(a)	130	130,000
4.550%	11/14/24		230	233,841
5.400%	11/14/34		9	9,158
5.450%	03/15/43		171	170,786
Glencore Funding LLC (Switzerland),
Gtd. Notes, 144A
4.000%	03/27/27		115	115,462
4.625%	04/29/24		200	211,160
Hecla Mining Co.,
Gtd. Notes
6.875%	05/01/21		208	213,200
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A
7.250%	01/15/23		50	53,000
Kaiser Aluminum Corp.,
Gtd. Notes
5.875%	05/15/24		55	58,438

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Mining (continued)
Newcrest Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
5.750%	11/15/41	47	$53,766
Teck Resources Ltd. (Canada),
Gtd. Notes
6.000%	08/15/40	207	230,288
Sr. Unsec’d. Notes
6.125%	10/01/35	80	89,600
Vale Canada Ltd. (Brazil),
Sr. Unsec’d. Notes
7.200%	09/15/32	100	113,500

			4,532,804

Miscellaneous Manufacturing — 0.2%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	10/15/22	285	280,012
6.125%	01/15/23	221	216,579
7.500%	12/01/24	61	61,915
7.500%	03/15/25	499	502,892
8.750%	12/01/21	110	120,725
Eaton Corp.,
Gtd. Notes
3.103%	09/15/27	55	54,036
4.000%	11/02/32	42	43,368
FXI Holdings, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	11/01/24	53	52,883
Gates Global LLC/Gates Global Co.,
Gtd. Notes, 144A
6.000%	07/15/22	284	290,390
General Electric Co.,
Jr. Sub. Notes
5.000%	12/29/49	170	175,202
Sr. Sec’d. Notes
2.100%	12/11/19	494	492,593
Sr. Unsec’d. Notes
2.700%	10/09/22	28	27,957
Sr. Unsec’d. Notes, GMTN
3.450%	05/15/24	25	25,791
6.000%	08/07/19	530	561,583
Sr. Unsec’d. Notes, MTN
4.650%	10/17/21	215	231,477
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
4.875%	09/15/41	496	596,964
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
2.875%	01/15/19	123	123,630
Koppers, Inc.,
Gtd. Notes, 144A
6.000%	02/15/25	42	44,520
LSB Industries, Inc.,
Sr. Sec’d. Notes
8.500%	08/01/19	345	340,688
RBS Global, Inc./Rexnord LLC,
Sr. Unsec’d. Notes, 144A
4.875%	12/15/25	28	28,280

SEE NOTES TO FINANCIAL STATEMENTS.

A327

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A
2.000%	09/15/23		285	$273,178

				4,544,663

Multi-National — 0.0%
African Development Bank (Supranational Bank),
Sub. Notes
8.800%	09/01/19		620	682,877

Oil & Gas — 1.1%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes
7.875%	12/15/24		100	109,625
Anadarko Finance Co.,
Gtd. Notes
7.500%	05/01/31		160	205,376
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24		270	268,883
5.550%	03/15/26	(a)	125	140,248
8.700%	03/15/19		350	375,263
Antero Resources Corp.,
Gtd. Notes
5.125%	12/01/22		270	275,399
5.375%	11/01/21		60	61,499
5.625%	06/01/23		440	457,599
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22		418	421,157
4.750%	04/15/43		65	66,803
Baytex Energy Corp. (Canada),
Gtd. Notes, 144A
5.125%	06/01/21		22	20,954
5.625%	06/01/24		33	30,731
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.017%	01/16/27		140	138,748
3.245%	05/06/22		540	553,489
3.279%	09/19/27		1,245	1,260,302
3.588%	04/14/27		90	93,138
3.814%	02/10/24		250	262,816
California Resources Corp.,
Sec’d. Notes, 144A
8.000%	12/15/22		159	131,175
Callon Petroleum Co.,
Gtd. Notes
6.125%	10/01/24		82	84,460
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
Gtd. Notes
6.500%	04/15/21		13	12,935
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.450%	06/30/33		339	414,580
Carrizo Oil & Gas, Inc.,
Gtd. Notes
6.250%	04/15/23	(a)	241	250,038
7.500%	09/15/20	(a)	254	258,763

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.800%	09/15/23		200	$201,998
4.250%	04/15/27	(a)	355	354,145
4.450%	09/15/42		47	43,393
5.250%	06/15/37		56	57,674
6.750%	11/15/39		268	320,926
Chesapeake Energy Corp.,
Gtd. Notes
4.875%	04/15/22		106	100,435
5.750%	03/15/23		9	8,325
Gtd. Notes, 144A
8.000%	01/15/25		120	121,200
8.000%	06/15/27		78	74,880
Sec’d. Notes, 144A
8.000%	12/15/22	(a)	261	281,554
Chevron Corp.,
Sr. Unsec’d. Notes
2.355%	12/05/22		45	44,643
3.191%	06/24/23		73	75,017
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
6.250%	08/15/22		100	100,750
CNOOC Finance 2015 Australia Pty Ltd. (China),
Gtd. Notes
2.625%	05/05/20		200	199,501
CNOOC Finance Ltd. (China),
Gtd. Notes
3.000%	05/09/23		285	281,822
CNX Resources Corp.,
Gtd. Notes
5.875%	04/15/22		62	63,318
ConocoPhillips Co.,
Gtd. Notes
4.150%	11/15/34		233	247,576
ConocoPhillips Holding Co.,
Sr. Unsec’d. Notes
6.950%	04/15/29		865	1,136,099
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24		43	42,516
4.500%	04/15/23		227	231,540
4.900%	06/01/44		180	171,900
5.000%	09/15/22		362	367,430
Sr. Unsec’d. Notes, 144A
4.375%	01/15/28		36	35,539
Covey Park Energy LLC/Covey Park Finance Corp.,
Gtd. Notes, 144A
7.500%	05/15/25		180	187,596
Delek Logistics Partners LP,
Gtd. Notes, 144A
6.750%	05/15/25		185	186,850
Denbury Resources, Inc.,
Sec’d. Notes, 144A
9.000%	05/15/21		33	33,701
9.250%	03/31/22		181	183,263
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
7.875%	08/15/25		45	47,082

SEE NOTES TO FINANCIAL STATEMENTS.

A328

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Encana Corp. (Canada),
Sr. Unsec’d. Notes
6.500%	08/15/34		50	$61,786
7.375%	11/01/31		350	450,988
Eni SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.700%	10/01/40		250	271,979
Ensco PLC,
Sr. Unsec’d. Notes
4.500%	10/01/24		21	17,640
5.200%	03/15/25		84	71,400
5.750%	10/01/44		7	4,795
EOG Resources, Inc.,
Sr. Unsec’d. Notes
2.625%	03/15/23		172	170,027
4.100%	02/01/21		455	474,418
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
7.750%	09/01/22		39	21,743
9.375%	05/01/20		596	503,620
Sec’d. Notes, 144A
8.000%	02/15/25		207	151,110
Sr. Sec’d. Notes, 144A
8.000%	11/29/24	(a)	252	260,191
Gulfport Energy Corp.,
Gtd. Notes
6.000%	10/15/24		225	225,000
6.375%	05/15/25		29	29,145
Gtd. Notes, 144A
6.375%	01/15/26		28	28,070
Halcon Resources Corp.,
Gtd. Notes, 144A
6.750%	02/15/25		300	312,000
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27	(a)	140	140,343
7.125%	03/15/33		200	241,282
7.300%	08/15/31		100	121,275
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.000%	12/01/24		130	128,700
Jupiter Resources, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
8.500%	10/01/22		46	28,520
Kerr-McGee Corp.,
Gtd. Notes
7.875%	09/15/31		130	172,725
Laredo Petroleum, Inc.,
Gtd. Notes
5.625%	01/15/22		10	10,100
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/44		110	114,931
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23		608	516,800
7.000%	03/31/24		577	486,844
Sec’d. Notes, 144A
6.500%	01/15/25	(a)	422	416,725

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Nabors Industries, Inc.,
Gtd. Notes
4.625%	09/15/21		235	$223,838
5.000%	09/15/20		100	99,750
5.100%	09/15/23		7	6,545
5.500%	01/15/23	(a)	288	279,360
Newfield Exploration Co.,
Sr. Unsec’d. Notes
5.375%	01/01/26		151	159,683
5.750%	01/30/22		25	26,688
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	11/15/43		74	81,901
5.625%	05/01/21		59	60,604
6.000%	03/01/41		250	295,671
Noble Holding International Ltd. (United Kingdom),
Gtd. Notes
5.250%	03/15/42		9	5,738
6.200%	08/01/40		41	27,983
Oasis Petroleum, Inc.,
Gtd. Notes
6.500%	11/01/21		211	215,484
6.875%	03/15/22		5	5,131
6.875%	01/15/23	(a)	622	635,995
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	02/15/23		406	406,252
Parker Drilling Co.,
Gtd. Notes
6.750%	07/15/22		41	33,620
7.500%	08/01/20		51	46,410
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.375%	01/15/25		24	24,240
PBF Holding Co. LLC/PBF Finance Corp.,
Gtd. Notes
7.000%	11/15/23		135	140,400
7.250%	06/15/25		122	128,100
Penn VA Corp. Escrow,
Gtd. Notes^(d)
—%	04/15/2019		175	219
Sr. Unsec’d. Notes^(d)
—%	05/01/2020		115	144
Petro-Canada (Canada),
Sr. Unsec’d. Notes
7.875%	06/15/26		300	384,789
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.625%	06/15/35		150	160,251
Phillips 66,
Gtd. Notes
4.300%	04/01/22		43	45,702
4.875%	11/15/44		95	108,812
Precision Drilling Corp. (Canada),
Gtd. Notes
5.250%	11/15/24		51	48,068
6.500%	12/15/21		44	44,825
7.750%	12/15/23		130	136,500
Gtd. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A329

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
7.125%	01/15/26		39	$39,780
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23		26	26,308
5.375%	10/01/22		133	135,993
5.625%	03/01/26		31	31,426
6.875%	03/01/21		50	54,000
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)	442	426,530
5.000%	08/15/22		3	2,985
5.000%	03/15/23		89	88,555
Rowan Cos., Inc.,
Gtd. Notes
4.875%	06/01/22		33	31,103
7.375%	06/15/25		47	47,823
RSP Permian, Inc.,
Gtd. Notes
6.625%	10/01/22		178	186,678
Sanchez Energy Corp.,
Gtd. Notes
6.125%	01/15/23		60	50,700
Seven Generations Energy Ltd. (Canada),
Gtd. Notes, 144A
5.375%	09/30/25		95	95,950
Shelf Drilling Holdings Ltd. (United Arab Emirates),
Sec’d. Notes, 144A
9.500%	11/02/20		242	246,881
Shell International Finance BV (Netherlands),
Gtd. Notes
3.750%	09/12/46		94	95,873
4.000%	05/10/46		75	79,879
4.125%	05/11/35		365	398,163
4.375%	03/25/20		805	841,772
Sinopec Group Overseas Development 2013 Ltd. (China),
Gtd. Notes, 144A
4.375%	10/17/23		249	264,184
SM Energy Co.,
Sr. Unsec’d. Notes
5.000%	01/15/24		109	105,117
6.500%	11/15/21		230	232,875
6.500%	01/01/23		57	58,140
Southwestern Energy Co.,
Sr. Unsec’d. Notes
4.100%	03/15/22		130	128,050
6.700%	01/23/25	(a)	713	740,629
7.500%	04/01/26		22	23,375
Statoil ASA (Norway),
Gtd. Notes
1.150%	05/15/18		201	200,513
1.200%	01/17/18		54	53,986
2.450%	01/17/23		155	154,079
2.650%	01/15/24		214	213,075
3.150%	01/23/22		77	78,752
4.250%	11/23/41		61	65,964
Stone Energy Corp.,
Sec’d. Notes
7.500%	05/31/22		5	5,567

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.950%	12/01/34		150	$188,586
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
5.500%	08/01/20		56	57,631
6.375%	04/01/23		130	136,988
Tosco Corp.,
Gtd. Notes
7.800%	01/01/27		150	198,647
8.125%	02/15/30		150	213,219
Total Capital International SA (France),
Gtd. Notes
2.700%	01/25/23		201	202,152
3.700%	01/15/24		393	414,369
3.750%	04/10/24		111	117,698
Transocean, Inc.,
Gtd. Notes
5.800%	10/15/22		22	21,670
6.800%	03/15/38	(a)	272	218,281
7.500%	04/15/31		36	31,860
9.350%	12/15/41		100	96,751
Gtd. Notes, 144A
7.500%	01/15/26		128	131,079
9.000%	07/15/23		144	155,700
Ultra Resources, Inc.,
Gtd. Notes, 144A
6.875%	04/15/22		413	414,033
7.125%	04/15/25		112	111,720
Unit Corp.,
Gtd. Notes
6.625%	05/15/21		229	230,718
Whiting Petroleum Corp.,
Gtd. Notes
5.000%	03/15/19		79	81,015
5.750%	03/15/21	(a)	476	488,495
6.250%	04/01/23		5	5,131
Sr. Unsec’d. Notes, 144A
6.625%	01/15/26		57	58,140
WildHorse Resource Development Corp.,
Gtd. Notes
6.875%	02/01/25		125	127,813
WPX Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	01/15/22		342	357,390
8.250%	08/01/23		210	238,350

				29,861,655

Oil & Gas Services — 0.1%
Baker Hughes a GE Co. LLC,
Sr. Unsec’d. Notes
5.125%	09/15/40		100	117,560
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes, 144A
2.773%	12/15/22		140	139,824
3.337%	12/15/27		140	139,765
4.080%	12/15/47		55	55,939

SEE NOTES TO FINANCIAL STATEMENTS.

A330

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas Services (continued)
CSI Compressco LP/CSI Compressco Finance, Inc.,
Gtd. Notes
7.250%	08/15/22	66	$62,205
Halliburton Co.,
Sr. Unsec’d. Notes
8.750%	02/15/21	130	152,799
Sr. Unsec’d. Notes, 144A
7.600%	08/15/2096	90	127,779
KCA Deutag UK Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
7.250%	05/15/21	200	194,000
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	12/21/25	202	212,270
Schlumberger Investment SA,
Gtd. Notes
3.650%	12/01/23	155	163,178
Gtd. Notes, 144A
3.300%	09/14/21	105	107,569
Transocean Proteus Ltd.,
Sr. Sec’d. Notes, 144A
6.250%	12/01/24	206	216,148
Trinidad Drilling Ltd. (Canada),
Gtd. Notes, 144A
6.625%	02/15/25	55	52,250
Weatherford International Ltd.,
Gtd. Notes
4.500%	04/15/22	87	78,735
6.500%	08/01/36	134	110,215
6.750%	09/15/40	20	16,400
7.000%	03/15/38	52	43,680
7.750%	06/15/21	14	14,271
8.250%	06/15/23	13	13,130
9.875%	02/15/24	22	23,375

			2,041,092

Packaging & Containers — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
7.250%	05/15/24	545	593,369
Ball Corp.,
Gtd. Notes
5.250%	07/01/25	180	195,749
Berry Global, Inc.,
Sec’d. Notes
5.125%	07/15/23	35	36,399
Brambles USA, Inc. (Australia),
Gtd. Notes, 144A
5.350%	04/01/20	200	210,447
BWAY Holding Co.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/24	102	106,079
Flex Acquisition Co., Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	01/15/25	157	162,590
OI European Group BV,
Gtd. Notes, 144A
4.000%	03/15/23	38	38,051

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Packaging & Containers (continued)
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
5.375%	01/15/25		130	$137,150
Packaging Corp. of America,
Sr. Unsec’d. Notes
3.400%	12/15/27		55	55,137
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA,
Gtd. Notes, 144A
7.000%	07/15/24	(a)	223	238,610
Sr. Sec’d. Notes
5.750%	10/15/20		881	894,133
Sr. Sec’d. Notes, 3 Month LIBOR + 3.500%, 144A
4.859%(c)	07/15/21		110	111,650
Sealed Air Corp.,
Gtd. Notes, 144A
5.125%	12/01/24		385	411,950

				3,191,314

Pharmaceuticals — 0.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.000%	11/06/18		274	273,885
2.850%	05/14/23		350	349,233
3.200%	05/14/26		175	174,483
4.500%	05/14/35		732	803,986
Actavis, Inc.,
Gtd. Notes
3.250%	10/01/22		250	250,770
Allergan Funding SCS,
Gtd. Notes
3.800%	03/15/25		520	529,384
4.550%	03/15/35		526	556,595
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
4.875%	01/15/26		26	26,098
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23		436	342,260
Endo Finance LLC,
Gtd. Notes, 144A
5.750%	01/15/22		20	16,650
Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
5.375%	01/15/23		30	23,400
Express Scripts Holding Co.,
Gtd. Notes
3.400%	03/01/27		80	78,505
Johnson & Johnson,
Sr. Unsec’d. Notes
3.400%	01/15/38		170	174,125
Medco Health Solutions, Inc.,
Sr. Unsec’d. Notes
4.125%	09/15/20		540	560,365
Mylan NV,
Gtd. Notes
3.950%	06/15/26	(a)	140	141,171

SEE NOTES TO FINANCIAL STATEMENTS.

A331

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Mylan, Inc.,
Gtd. Notes
2.600%	06/24/18		480	$480,798
Gtd. Notes, 144A
3.125%	01/15/23		380	374,725
Novartis Capital Corp. (Switzerland),
Gtd. Notes
2.400%	09/21/22		180	178,995
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26		455	444,877
Teva Pharmaceutical Finance Co. BV (Israel),
Gtd. Notes
2.950%	12/18/22		200	179,030
3.650%	11/10/21		151	143,646
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
3.150%	10/01/26		200	165,129
4.100%	10/01/46		200	152,301
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.875%	05/15/23		4,693	4,352,758
6.125%	04/15/25		96	87,840
6.750%	08/15/21		5	5,038
7.250%	07/15/22	(a)	622	628,998
9.000%	12/15/25		88	91,714
Sr. Sec’d. Notes, 144A
5.500%	11/01/25		315	320,513
6.500%	03/15/22		68	71,400
7.000%	03/15/24		613	655,910

				12,634,582

Pipelines — 0.8%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
6.250%	10/15/22		47	49,866
6.375%	05/01/24		323	350,455
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes
5.375%	09/15/24		255	262,649
APT Pipelines Ltd. (Australia),
Gtd. Notes, 144A
4.200%	03/23/25		400	415,407
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Gtd. Notes, 144A
6.125%	11/15/22		463	482,678
Boardwalk Pipelines LP,
Gtd. Notes
5.950%	06/01/26		331	369,214
Buckeye Partners LP,
Sr. Unsec’d. Notes
2.650%	11/15/18		175	175,506
4.125%	12/01/27		125	123,604
4.350%	10/15/24		400	408,176
4.875%	02/01/21		150	157,771
5.600%	10/15/44		125	131,343
5.850%	11/15/43		50	53,854

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pipelines (continued)
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.875%	03/31/25	210	$227,588
Cheniere Energy Partners LP,
Sr. Sec’d. Notes, 144A
5.250%	10/01/25	38	38,665
Columbia Pipeline Group, Inc.,
Gtd. Notes
4.500%	06/01/25	210	223,596
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
5.750%	04/01/25	113	116,673
6.250%	04/01/23	235	244,212
DCP Midstream Operating LP,
Gtd. Notes
3.875%	03/15/23	165	163,969
Gtd. Notes, 144A
6.750%	09/15/37	95	103,550
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes
2.900%	07/15/22	55	54,667
3.700%	07/15/27	60	60,253
Sub. Notes
5.500%	07/15/77	228	226,575
Energy Transfer Equity LP,
Sr. Sec’d. Notes
4.250%	03/15/23	63	62,528
5.875%	01/15/24	170	178,925
Energy Transfer LP,
Sr. Unsec’d. Notes
3.600%	02/01/23	157	157,165
4.750%	01/15/26	275	285,308
4.900%	02/01/24	435	460,014
5.150%	02/01/43	115	108,900
7.500%	07/01/38	100	123,993
Energy Transfer Partners LP,
Jr. Sub. Notes
6.625%	02/15/28	115	111,694
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
5.600%	04/01/44	167	175,338
Enterprise Products Operating LLC,
Gtd. Notes
3.350%	03/15/23	250	254,927
3.700%	02/15/26	10	10,239
3.750%	02/15/25	1,160	1,196,071
3.900%	02/15/24	53	55,226
4.875%	08/16/77	105	105,263
4.900%	05/15/46	305	336,047
5.250%	08/16/77	90	89,100
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
5.625%	06/15/24	128	124,800
6.000%	05/15/23	10	10,125
6.750%	08/01/22	25	25,938
Gulf South Pipeline Co. LP,
Sr. Unsec’d. Notes
4.000%	06/15/22	250	256,753

SEE NOTES TO FINANCIAL STATEMENTS.

A332

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pipelines (continued)
Holly Energy Partners LP/Holly Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	08/01/24		60	$62,550
Kinder Morgan Energy Partners LP,
Gtd. Notes
5.625%	09/01/41		60	63,751
Kinder Morgan Finance Co. LLC,
Gtd. Notes, 144A
6.000%	01/15/18		23	23,040
Kinder Morgan, Inc.,
Gtd. Notes
3.050%	12/01/19		125	126,095
5.300%	12/01/34		210	224,020
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21		300	313,041
5.150%	10/15/43		72	81,443
6.400%	07/15/18		320	327,575
Martin Midstream Partners LP/Martin Midstream Finance Corp.,
Gtd. Notes
7.250%	02/15/21		75	75,750
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25		429	437,761
4.125%	03/01/27		165	168,999
4.875%	12/01/24		100	107,790
4.875%	06/01/25		158	169,332
5.500%	02/15/23		730	751,228
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.875%	08/15/27		42	43,575
ONEOK Partners LP,
Gtd. Notes
4.900%	03/15/25		702	752,701
6.125%	02/01/41		130	151,722
6.650%	10/01/36		150	184,107
PBF Logistics LP/PBF Logistics Finance Corp.,
Gtd. Notes
6.875%	05/15/23		120	123,600
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.550%	10/01/26		279	276,522
3.605%	02/15/25		300	302,250
4.900%	10/01/46		60	63,477
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24	(a)	715	696,308
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	02/01/21		125	134,007
5.625%	04/15/23		425	466,747
6.250%	03/15/22		205	228,089
SemGroup Corp.,
Gtd. Notes, 144A
7.250%	03/15/26		61	62,373
SemGroup Corp./Rose Rock Finance Corp.,
Gtd. Notes
5.625%	07/15/22		60	59,250
5.625%	11/15/23		60	58,500

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pipelines (continued)
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes
8.000%	03/01/32	120	$162,689
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
2.950%	09/25/18	46	46,276
5.950%	09/25/43	38	46,212
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
Gtd. Notes
5.500%	08/15/22	125	125,000
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.250%	04/01/24	625	637,172
5.350%	05/15/45	155	154,026
5.400%	10/01/47	45	45,304
5.950%	12/01/25	238	265,760
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	09/15/24	62	63,628
5.500%	01/15/28	155	156,891
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23	430	425,163
5.125%	02/01/25	316	323,505
6.750%	03/15/24	205	219,863
Gtd. Notes, 144A
5.000%	01/15/28	35	34,913
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
2.800%	10/15/22	185	183,817
Texas Gas Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.500%	02/01/21	400	416,591
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
2.500%	08/01/22	70	69,555
3.750%	10/16/23	80	83,587
4.625%	03/01/34	195	217,732
6.200%	10/15/37	150	197,947
7.125%	01/15/19	250	262,209
Transcanada Trust (Canada),
Gtd. Notes
5.300%	03/15/77	115	118,594
5.625%	05/20/75	86	90,515
Western Gas Partners LP,
Sr. Unsec’d. Notes
3.950%	06/01/25	235	234,974
5.375%	06/01/21	198	209,957
5.450%	04/01/44	70	74,383
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.700%	01/15/23	128	127,360
5.750%	06/24/44	25	26,688
7.500%	01/15/31	13	15,893
7.750%	06/15/31	65	80,113
7.875%	09/01/21	40	46,200
Williams Partners LP,
Sr. Unsec’d. Notes
3.900%	01/15/25	391	398,499

SEE NOTES TO FINANCIAL STATEMENTS.

A333

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pipelines (continued)
4.000%	09/15/25		260	$266,035

				20,931,279

Private Equity — 0.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
5.875%	02/01/22		175	177,188
6.250%	02/01/22		41	41,923
Gtd. Notes, 144A
6.250%	02/01/22		38	38,855
6.375%	12/15/25		112	112,011

				369,977

Real Estate — 0.0%
GAIF Bond Issuer Pty Ltd. (Australia),
Gtd. Notes, 144A
3.400%	09/30/26		358	350,917
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
3.125%	03/20/22		200	202,667
Prologis LP,
Gtd. Notes
3.750%	11/01/25		120	125,812
4.250%	08/15/23		100	107,058

				786,454

Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.,
Sr. Unsec’d. Notes
3.125%	01/15/27		115	110,716
3.500%	01/31/23		294	300,615
3.600%	01/15/28		105	104,383
4.400%	02/15/26	(a)	150	157,738
5.000%	02/15/24		126	138,016
5.900%	11/01/21		100	110,613
American Tower Trust,
Pass-Through Certificates, 144A
3.070%	03/15/48		100	101,122
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes, GMTN
2.850%	03/15/23		260	259,415
Boston Properties LP,
Sr. Unsec’d. Notes
3.650%	02/01/26		145	147,304
3.800%	02/01/24		200	207,253
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25		200	199,734
CoreCivic, Inc.,
Gtd. Notes
4.625%	05/01/23		75	76,688
Crown Castle International Corp.,
Sr. Unsec’d. Notes
4.875%	04/15/22		160	171,578
5.250%	01/15/23		450	492,725
CyrusOne LP/CyrusOne Finance Corp.,
Gtd. Notes, 144A
5.000%	03/15/24		61	63,288
5.375%	03/15/27		54	56,700

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
5.375%	03/15/27	11	$11,550
DDR Corp.,
Sr. Unsec’d. Notes
3.375%	05/15/23	130	129,545
3.625%	02/01/25	100	98,364
3.900%	08/15/24	225	226,670
Digital Realty Trust LP,
Gtd. Notes
3.700%	08/15/27	172	173,252
Duke Realty LP,
Gtd. Notes
3.625%	04/15/23	126	129,070
EPR Properties,
Gtd. Notes
4.500%	04/01/25	300	307,026
4.500%	06/01/27	377	379,145
Equinix, Inc.,
Sr. Unsec’d. Notes
5.375%	04/01/23	275	284,350
5.875%	01/15/26	305	327,494
Equity Commonwealth,
Sr. Unsec’d. Notes
5.875%	09/15/20	240	253,541
ERP Operating LP,
Sr. Unsec’d. Notes
3.000%	04/15/23	220	222,587
4.625%	12/15/21	22	23,565
ESH Hospitality, Inc.,
Gtd. Notes, 144A
5.250%	05/01/25	387	390,870
GEO Group, Inc. (The),
Gtd. Notes
5.125%	04/01/23	130	130,000
5.875%	10/15/24	690	708,975
Goodman US Finance Three LLC (Australia),
Gtd. Notes, 144A
3.700%	03/15/28	155	153,807
HCP, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/24	582	595,705
4.000%	06/01/25	192	197,638
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes
3.875%	04/01/24	200	203,482
Iron Mountain, Inc.,
Gtd. Notes
5.750%	08/15/24	173	175,163
6.000%	08/15/23	165	172,425
Gtd. Notes, 144A
4.875%	09/15/27	48	48,000
5.250%	03/15/28	59	58,705
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
5.625%	05/01/24	195	207,675
National Retail Properties, Inc.,
Sr. Unsec’d. Notes
3.500%	10/15/27	450	442,135

SEE NOTES TO FINANCIAL STATEMENTS.

A334

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Realty Income Corp.,
Sr. Unsec’d. Notes
3.650%	01/15/28		120	$120,885
4.650%	03/15/47		325	356,528
Regency Centers Corp.,
Gtd. Notes
3.750%	11/15/22		350	358,559
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
5.000%	04/15/21		415	421,225
SBA Communications Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	10/01/22		17	17,021
Scentre Group Trust 1/Scentre Group Trust 2 (Australia),
Gtd. Notes, 144A
3.500%	02/12/25		200	201,079
Simon Property Group LP,
Sr. Unsec’d. Notes
3.300%	01/15/26		415	415,863
3.375%	12/01/27		90	90,417
4.125%	12/01/21		54	56,939
6.750%	02/01/40		100	139,474
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
Gtd. Notes
8.250%	10/15/23	(a)	630	605,587
Sr. Sec’d. Notes, 144A
6.000%	04/15/23		456	446,880
Ventas Realty LP,
Gtd. Notes
3.750%	05/01/24		370	379,895
3.850%	04/01/27		230	234,236
VEREIT Operating Partnership LP,
Gtd. Notes
4.600%	02/06/24		566	591,860
VICI Properties 1 LLC/VICI FC, Inc.,
Sec’d. Notes
8.000%	10/15/23		73	81,167
Sr. Sec’d. Notes, 3 Month LIBOR + 3.500%
4.847%(c)	10/15/22		27	26,634
Welltower, Inc.,
Sr. Unsec’d. Notes
4.000%	06/01/25		130	134,426
4.500%	01/15/24		293	313,098
WP Carey, Inc.,
Sr. Unsec’d. Notes
4.600%	04/01/24		200	208,931

				13,949,331

Retail — 0.3%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
4.250%	05/15/24		224	223,440
Advance Auto Parts, Inc.,
Gtd. Notes
4.500%	12/01/23		400	420,549
Caleres, Inc.,
Gtd. Notes
6.250%	08/15/23		40	42,150

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Retail (continued)
Claire’s Stores, Inc.,
Sr. Sec’d. Notes, 144A
6.125%	03/15/20		47	$28,553
9.000%	03/15/19		633	413,033
Cumberland Farms, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	05/01/25		37	39,220
CVS Health Corp.,
Sr. Unsec’d. Notes
2.750%	12/01/22		135	132,986
Darden Restaurants, Inc.,
Sr. Unsec’d. Notes
3.850%	05/01/27	(a)	240	244,590
6.000%	08/15/35		80	95,650
Dollar Tree, Inc.,
Gtd. Notes
5.750%	03/01/23		125	130,938
FirstCash, Inc.,
Gtd. Notes, 144A
5.375%	06/01/24		34	35,445
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		288	293,040
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.500%	09/15/56		65	62,529
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.100%	05/03/27		125	125,442
4.650%	04/15/42		130	148,559
Macy’s Retail Holdings, Inc.,
Gtd. Notes
4.300%	02/15/43		80	64,320
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.600%	05/26/45		80	89,305
4.700%	12/09/35		200	227,174
Neiman Marcus Group Ltd. LLC,
Gtd. Notes, 144A
8.000%	10/15/21		525	301,980
Gtd. Notes, Cash coupon 8.750% or PIK 9.500%, 144A
8.750%	10/15/21		477	254,893
New Albertson’s, Inc.,
Sr. Unsec’d. Notes
7.450%	08/01/29		52	45,758
7.750%	06/15/26		11	9,899
8.000%	05/01/31		262	236,454
8.700%	05/01/30		20	18,700
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.550%	03/15/26		200	202,061
Penske Automotive Group, Inc.,
Gtd. Notes
5.500%	05/15/26		216	219,176
PetSmart, Inc.,
Gtd. Notes, 144A
7.125%	03/15/23		1,063	629,827
8.875%	06/01/25	(a)	277	166,893

SEE NOTES TO FINANCIAL STATEMENTS.

A335

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Retail (continued)
Sr. Sec’d. Notes, 144A
5.875%	06/01/25		294	$225,645
Rite Aid Corp.,
Gtd. Notes
6.750%	06/15/21		45	44,775
Gtd. Notes, 144A
6.125%	04/01/23	(a)	655	591,138
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.500%	11/01/23		70	70,700
Staples, Inc.,
Gtd. Notes, 144A
8.500%	09/15/25	(a)	780	721,498
Walgreen Co.,
Gtd. Notes
4.400%	09/15/42		150	150,396
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
4.500%	11/18/34		150	156,625

				6,863,341

Semiconductors — 0.3%
Amkor Technology, Inc.,
Sr. Unsec’d. Notes
6.375%	10/01/22		900	928,798
6.625%	06/01/21		150	151,601
Analog Devices, Inc.,
Sr. Unsec’d. Notes
3.500%	12/05/26		145	146,737
4.500%	12/05/36		200	215,600
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes, 144A
3.500%	01/15/28		190	181,129
Entegris, Inc.,
Gtd. Notes, 144A
4.625%	02/10/26		26	26,390
Intel Corp.,
Sr. Unsec’d. Notes
2.875%	05/11/24		604	609,540
3.100%	07/29/22		80	82,292
3.150%	05/11/27		70	71,387
3.300%	10/01/21		83	86,075
4.100%	05/11/47		130	143,233
Sr. Unsec’d. Notes, 144A
3.734%	12/08/47		155	160,958
MagnaChip Semiconductor Corp. (South Korea),
Sr. Unsec’d. Notes
6.625%	07/15/21		275	266,750
Micron Technology, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	01/15/24		905	940,069
Microsemi Corp.,
Gtd. Notes, 144A
9.125%	04/15/23		344	387,000
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
5.750%	03/15/23		930	960,225
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
2.900%	05/20/24		520	507,345

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Semiconductors (continued)
3.250%	05/20/27	300	$292,917
4.650%	05/20/35	150	161,423
Sensata Technologies BV,
Gtd. Notes, 144A
4.875%	10/15/23	270	282,150
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26	715	777,563

			7,379,182

Software — 0.6%
ACI Worldwide, Inc.,
Gtd. Notes, 144A
6.375%	08/15/20	250	254,375
Camelot Finance SA,
Sr. Unsec’d. Notes, 144A
7.875%	10/15/24	210	224,175
CURO Financial Technologies Corp.,
Sr. Sec’d. Notes, 144A
12.000%	03/01/22	114	125,400
12.000%	03/01/22	15	16,275
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23	170	179,775
Sec’d. Notes, 144A
5.750%	01/15/24	2,092	2,165,220
Sr. Sec’d. Notes, 144A
5.375%	08/15/23	1,055	1,098,150
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings LLC,
Gtd. Notes, 144A
10.000%	11/30/24	180	196,651
Infor Software Parent LLC/Infor Software Parent, Inc.,
Sr. Unsec’d. Notes, Cash coupon 7.125% or PIK 7.875%, 144A
7.125%	05/01/21	119	121,678
Infor US, Inc.,
Gtd. Notes
6.500%	05/15/22	2,084	2,156,940
Informatica LLC,
Sr. Unsec’d. Notes, 144A
7.125%	07/15/23	273	279,143
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.,
Gtd. Notes, 144A
6.000%	07/15/25	39	41,048
Microsoft Corp.,
Sr. Unsec’d. Notes
2.400%	08/08/26	720	694,343
2.875%	02/06/24	145	147,099
3.500%	02/12/35	365	379,769
3.700%	08/08/46	110	114,676
4.100%	02/06/37	170	189,806
4.200%	11/03/35	410	465,195
Open Text Corp. (Canada),
Gtd. Notes, 144A
5.625%	01/15/23	160	166,600
5.875%	06/01/26	58	62,495

SEE NOTES TO FINANCIAL STATEMENTS.

A336

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Software (continued)
Oracle Corp.,
Sr. Unsec’d. Notes
2.950%	11/15/24		650	$654,658
3.250%	11/15/27		540	549,161
3.800%	11/15/37		110	115,365
3.900%	05/15/35		700	741,504
4.300%	07/08/34		1,516	1,684,802
6.125%	07/08/39		125	171,666
Quintiles IMS, Inc.,
Gtd. Notes, 144A
5.000%	10/15/26		465	476,625
Rackspace Hosting, Inc.,
Gtd. Notes, 144A
8.625%	11/15/24	(a)	517	551,898
Solera LLC/Solera Finance, Inc.,
Sr. Unsec’d. Notes, 144A
10.500%	03/01/24		100	112,498
Veritas US, Inc./Veritas Bermuda Ltd.,
Sr. Sec’d. Notes, 144A
7.500%	02/01/23		135	141,413
VMware, Inc.,
Sr. Unsec’d. Notes
2.950%	08/21/22		125	124,651

				14,403,054

Telecommunications — 1.6%
America Movil SAB de CV (Mexico),
Gtd. Notes
5.000%	03/30/20		170	179,170
Sr. Unsec’d. Notes
3.125%	07/16/22		400	404,765
Anixter, Inc.,
Gtd. Notes
5.500%	03/01/23		343	369,257
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/25		1,231	1,210,258
3.900%	08/14/27		430	432,873
3.950%	01/15/25		92	94,196
4.300%	12/15/42		195	183,188
4.350%	06/15/45		608	560,941
4.450%	04/01/24		267	282,436
4.500%	05/15/35		660	656,084
4.500%	03/09/48		95	89,013
4.900%	08/14/37		2,000	2,025,189
5.250%	03/01/37		150	158,644
5.350%	09/01/40		273	288,095
6.000%	08/15/40		200	226,339
Sr. Unsec’d. Notes, 144A
4.300%	02/15/30		864	861,585
5.150%	11/15/46		402	410,857
Avaya, Inc., Escrow Shares,
First Lien^(d)
—%	04/01/19	(a)	415	40
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.125%	12/15/30		100	149,407

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Telecommunications (continued)
CB Escrow Corp.,
Sr. Unsec’d. Notes, 144A
8.000%	10/15/25		48	$48,720
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/25		325	295,750
5.800%	03/15/22		170	166,498
6.450%	06/15/21		30	30,300
6.750%	12/01/23	(a)	737	722,260
7.500%	04/01/24	(a)	118	117,705
Cincinnati Bell, Inc.,
Gtd. Notes, 144A
7.000%	07/15/24		141	139,943
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.500%	01/15/40		200	264,640
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27		82	82,000
6.000%	06/15/25		1,055	1,120,938
CommScope, Inc.,
Gtd. Notes, 144A
5.500%	06/15/24		495	514,800
Consolidated Communications, Inc.,
Gtd. Notes
6.500%	10/01/22		57	51,300
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes, 144A
3.600%	01/19/27		300	301,455
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		996	968,610
Frontier Communications Corp.,
Sr. Unsec’d. Notes
6.250%	09/15/21		43	30,530
6.875%	01/15/25		280	181,300
9.250%	07/01/21		52	40,950
10.500%	09/15/22		184	139,151
11.000%	09/15/25		1,058	777,630
GCI, Inc.,
Sr. Unsec’d. Notes
6.750%	06/01/21		441	448,718
Goodman Networks, Inc.,
Sr. Sec’d. Notes
8.000%	05/11/22		67	45,756
GTT Communications, Inc.,
Gtd. Notes, 144A
7.875%	12/31/24		14	14,770
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26		30	31,425
Sr. Sec’d. Notes
5.250%	08/01/26		352	359,040
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
5.500%	08/01/23	(a)	828	676,890
7.250%	10/15/20		1,148	1,079,120
7.500%	04/01/21		304	276,640

SEE NOTES TO FINANCIAL STATEMENTS.

A337

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Telecommunications (continued)
Gtd. Notes, 144A
9.750%	07/15/25		60	$57,750
Sr. Sec’d. Notes, 144A
8.000%	02/15/24		634	667,285
Level 3 Financing, Inc.,
Gtd. Notes
5.125%	05/01/23		408	409,020
5.375%	01/15/24		586	585,268
5.375%	05/01/25		295	294,631
5.625%	02/01/23		460	463,451
Nokia OYJ (Finland),
Sr. Unsec’d. Notes
6.625%	05/15/39		100	110,500
Plantronics, Inc.,
Gtd. Notes, 144A
5.500%	05/31/23		200	207,750
Qwest Capital Funding, Inc.,
Gtd. Notes
7.750%	02/15/31		73	64,240
Qwest Corp.,
Sr. Unsec’d. Notes
7.250%	09/15/25		15	16,101
Rogers Communications, Inc. (Canada),
Gtd. Notes
8.750%	05/01/32		185	262,833
SES SA (Luxembourg),
Gtd. Notes, 144A
3.600%	04/04/23		100	100,210
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		1,888	2,142,880
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20		115	123,050
9.000%	11/15/18		49	51,577
Sr. Unsec’d. Notes
11.500%	11/15/21		228	275,310
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24		510	518,925
7.250%	09/15/21		175	185,281
7.625%	02/15/25	(a)	2,928	3,067,080
7.875%	09/15/23		1,490	1,586,850
Telecom Italia Capital SA (Italy),
Gtd. Notes
6.000%	09/30/34		73	81,943
6.375%	11/15/33		98	113,925
7.200%	07/18/36		31	38,518
7.721%	06/04/38		18	23,220
Telefonica Emisiones SAU (Spain),
Gtd. Notes
3.192%	04/27/18		206	206,732
4.103%	03/08/27		580	599,658
5.462%	02/16/21		45	48,677
T-Mobile USA, Inc.,
Gtd. Notes
6.000%	04/15/24		19	20,140
6.375%	03/01/25		130	139,100
6.500%	01/15/24		1,715	1,817,900
6.625%	04/01/23		19	19,808

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Telecommunications (continued)
6.836%	04/28/23		647	$677,733
United States Cellular Corp.,
Sr. Unsec’d. Notes
6.700%	12/15/33		585	610,290
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.946%	03/15/22		279	280,699
3.125%	03/16/22		211	213,934
4.125%	03/16/27	(a)	250	260,678
4.125%	08/15/46		435	401,855
4.272%	01/15/36		1,025	1,019,672
4.400%	11/01/34		131	133,494
4.500%	08/10/33		2,205	2,312,669
4.672%	03/15/55		106	102,337
4.812%	03/15/39		755	789,887
5.012%	08/21/54		68	69,631
ViaSat, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	09/15/25		35	35,263
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.500%	02/19/18		101	100,924
Wind Tre SpA (Italy),
Sr. Sec’d. Notes, 144A
5.000%	01/20/26		200	188,104
Windstream Services LLC/Windstream Finance Corp.,
Gtd. Notes
6.375%	08/01/23		8	4,880
Gtd. Notes, 144A
6.375%	08/01/23		91	54,600
8.750%	12/15/24		2,303	1,609,222

				40,674,661

Toys/Games/Hobbies — 0.0%
Mattel, Inc.,
Gtd. Notes, 144A
6.750%	12/31/25		290	293,901

Transportation — 0.2%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.125%	06/15/47		65	71,222
4.375%	09/01/42		88	98,291
5.400%	06/01/41		115	144,746
5.750%	03/15/18		200	201,502
Canadian Pacific Railway Co. (Canada),
Sr. Unsec’d. Notes
2.900%	02/01/25		55	54,566
4.500%	01/15/22		200	212,987
6.125%	09/15/15		32	42,725
7.125%	10/15/31		150	205,240
CSX Corp.,
Sr. Unsec’d. Notes
3.250%	06/01/27		315	314,693
FedEx Corp.,
Gtd. Notes
4.100%	04/15/43		120	122,590
4.100%	02/01/45		65	67,001

SEE NOTES TO FINANCIAL STATEMENTS.

A338

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Transportation (continued)
JB Hunt Transport Services, Inc.,
Gtd. Notes
3.300%	08/15/22	250	$253,245
3.850%	03/15/24	150	154,740
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
2.900%	06/15/26	355	349,201
2.903%	02/15/23	342	343,648
3.150%	06/01/27	125	124,682
3.850%	01/15/24	292	308,091
5.590%	05/17/25	74	84,870
Sr. Unsec’d. Notes, 144A
4.050%	08/15/52	100	103,647
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
2.500%	03/01/18	55	55,010
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.600%	09/15/37	15	15,541
3.799%	10/01/51	270	275,289
4.000%	04/15/47	65	70,321
5.375%	06/01/33	100	120,274
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
2.800%	11/15/24	310	311,378
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.125%	09/01/23	80	84,600
6.500%	06/15/22	765	798,469

			4,988,569

Trucking & Leasing — 0.1%
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A
2.875%	01/20/22	335	334,725
3.500%	11/01/27	120	117,607
DAE Funding LLC (United Arab Emirates),
Gtd. Notes, 144A
4.500%	08/01/22	59	57,968
5.000%	08/01/24	65	64,188
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
4.500%	03/15/23	85	81,175
5.250%	08/15/22	75	74,531
5.500%	02/15/24	78	77,415
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.375%	02/01/22	775	789,509

			1,597,118

Water — 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.850%	03/01/24	300	315,386
4.300%	12/01/42	46	50,747

			366,133

TOTAL CORPORATE BONDS (cost $473,715,110)			480,646,705

Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS — 0.1%
California — 0.0%
City of Los Angeles Department of Airports,
Revenue Bonds, BABs
6.582%	05/15/39	175	$231,964
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	180	268,535

			500,499

New York — 0.1%
New York State Dormitory Authority,
Revenue Bonds, BABs
5.600%	03/15/40	150	192,563
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	265	306,003
5.647%	11/01/40	220	288,559
5.647%	11/01/40	60	78,698

			865,823

Ohio — 0.0%
American Municipal Power, Inc.,
Revenue Bonds, BABs
7.499%	02/15/50	150	227,900

TOTAL MUNICIPAL BONDS (cost $1,304,043)			1,594,222

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.0%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 5A1
3.777%(cc)	09/25/35	65	59,704
Alternative Loan Trust,
Series 2005-J6, Class 2A1
5.500%	07/25/25	17	16,556
Series 2006-J2, Class A1, 1 Month LIBOR + 0.500%
2.052%(c)	04/25/36	71	43,786
American Home Mortgage Assets Trust,
Series 2006-2, Class 2A1, 1 Month LIBOR + 0.190%
1.742%(c)	09/25/46	358	314,760
Banc of America Alternative Loan Trust,
Series 2004-6, Class 4A1
5.000%	07/25/19	53	52,749
Banc of America Funding Trust,
Series 2005-1, Class 1A1
5.500%	02/25/35	212	212,413
Series 2005-7, Class 30PO, PO
4.127%(s)	11/25/35	33	27,284
Series 2006-1, Class 2A1
5.500%	01/25/36	12	11,236
Series 2006-D, Class 5A2
3.550%(cc)	05/20/36	19	17,677
Series 2014-R7, Class 1A1, 1 Month LIBOR + 0.150%, 144A
1.702%(c)	05/26/36	120	114,568
Series 2014-R7, Class 2A1, 1 Month LIBOR + 0.140%, 144A
1.692%(c)	09/26/36	56	53,276

SEE NOTES TO FINANCIAL STATEMENTS.

A339

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-R4, Class 5A1, 1 Month LIBOR + 0.150%, 144A
1.478%(c)	10/25/36	281	$265,845
Banc of America Mortgage Trust,
Series 2004-C, Class 2A1
3.730%(cc)	04/25/34	133	134,454
Series 2004-D, Class 2A1
3.686%(cc)	05/25/34	3	2,853
Series 2004-D, Class 2A2
3.686%(cc)	05/25/34	23	22,821
Series 2007-3, Class 1A1
6.000%	09/25/37	117	113,458
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-4, Class 3A1
3.594%(cc)	07/25/33	100	100,957
Series 2005-12, Class 22A1
3.220%(cc)	02/25/36	87	81,637
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-AC5, Class A1
5.750%	10/25/34	123	121,823
Citicorp Mortgage Securities Trust,
Series 2007-5, Class 1A9
6.000%	06/25/37	268	274,314
Citigroup Mortgage Loan Trust,
Series 2006-4, Class 1A1
5.500%	12/25/35	19	19,034
Series 2014-10, Class 1A1, 1 Month LIBOR + 0.135%, 144A
1.464%(c)	11/25/36	67	63,556
Series 2014-10, Class 3A1, 144A
1.527%(cc)	07/25/36	75	70,489
Series 2014-10, Class 4A1, 144A
1.498%(cc)	02/25/37	103	95,164
Series 2014-11, Class 4A1, 1 Month LIBOR + 0.100%, 144A
1.428%(c)	07/25/36	64	58,157
Series 2014-12, Class 1A4, 1 Month LIBOR + 0.125%, 144A
1.454%(c)	08/25/36	240	224,164
Series 2014-12, Class 2A4, 144A
4.849%(cc)	02/25/37	64	61,187
Series 2014-C, Class A, 144A
3.250%(cc)	02/25/54	106	105,732
Citigroup Mortgage Loan Trust, Inc.,
Series 2003-1, Class 3A4
5.250%	09/25/33	58	58,239
Series 2005-2, Class 2A11
5.500%	05/25/35	152	156,308
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-5, Class 2A9
5.250%	05/25/34	233	233,969
Series 2007-5, Class A6, 1 Month LIBOR + 0.350%
1.902%(c)	05/25/37	30	22,659
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-5, Class 1A1
5.000%	07/25/20	63	62,967
CSFB Mortgage-Backed Pass-Through Certificates,
Series 2004-AR5, Class 7A2
3.409%(cc)	06/25/34	69	68,134

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
CSMC Trust,
Series 2011-12R, Class 3A1, 144A
3.418%(cc)	07/27/36	31	$30,840
Series 2014-10R, Class 4A1, 144A
1.408%(cc)	12/27/36	34	33,159
Series 2014-11R, Class 8A1, 1 Month LIBOR + 0.340%, 144A
1.578%(c)	04/27/37	27	26,545
Series 2014-11R, Class 9A1, 1 Month LIBOR + 0.140%, 144A
1.378%(c)	10/27/36	104	100,180
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2005-1, Class 1A1, 1 Month LIBOR + 0.500%
2.052%(c)	02/25/35	29	27,561
Series 2005-1, Class 2A1
5.716%(cc)	02/25/20	11	10,772
Fannie Mae Connecticut Avenue Securities,
Series 2014-C01, Class M1, 1 Month LIBOR + 1.600%
3.152%(c)	01/25/24	107	108,062
Series 2015-C03, Class 1M2, 1 Month LIBOR + 5.000%
6.552%(c)	07/25/25	529	597,365
Series 2015-C04, Class 1M2, 1 Month LIBOR + 5.700%
7.252%(c)	04/25/28	451	518,582
Series 2016-C01, Class 1M1, 1 Month LIBOR + 1.950%
3.502%(c)	08/25/28	29	29,475
Series 2016-C02, Class 1M1, 1 Month LIBOR + 2.150%
3.702%(c)	09/25/28	325	327,761
Series 2016-C03, Class 1M1, 1 Month LIBOR + 2.000%
3.552%(c)	10/25/28	90	91,659
Series 2016-C03, Class 2M1, 1 Month LIBOR + 2.200%
3.752%(c)	10/25/28	151	151,943
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%
3.002%(c)	01/25/29	430	433,698
Series 2016-C05, Class 2M1, 1 Month LIBOR + 1.350%
2.902%(c)	01/25/29	252	253,595
Series 2016-C06, Class 1M1, 1 Month LIBOR + 1.300%
2.852%(c)	04/25/29	592	598,573
Series 2017-C01, Class 1M1, 1 Month LIBOR + 1.300%
2.852%(c)	07/25/29	351	354,181
Series 2017-C02, Class 2M1, 1 Month LIBOR + 1.150%
2.702%(c)	09/25/29	397	400,960
Series 2017-C03, Class 1M1, 1 Month LIBOR + 0.950%
2.502%(c)	10/25/29	451	454,776
Series 2017-C04, Class 2M1, 1 Month LIBOR + 0.850%
2.402%(c)	11/25/29	495	497,488
Series 2017-C05, Class 1M1, 1 Month LIBOR + 0.550%
2.102%(c)	01/25/30	575	575,804
Series 2017-C06, Class 1M1, 1 Month LIBOR + 0.750%
2.302%(c)	02/25/30	291	291,838
Fannie Mae Grantor Trust,
Series 2001-T10, Class A1
7.000%	12/25/41	575	667,349
Series 2002-T1, Class A2
7.000%	11/25/31	390	455,776
Series 2002-T4, Class A2
7.000%	12/25/41	425	483,630
Series 2004-T1, Class 1A1
6.000%	01/25/44	366	408,079

SEE NOTES TO FINANCIAL STATEMENTS.

A340

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae Interest Strip,
Series 293, Class 1, PO
2.388%(s)	12/25/24	131	$124,317
Series 369, Class 12, IO
5.500%(cc)	05/25/36	489	90,551
Series 383, Class 60, IO
6.500%	10/25/37	121	25,749
Series 416, Class A300
3.000%	11/25/42	1,626	1,632,263
Series 417, Class C11, IO
2.500%	02/25/28	3,946	298,792
Fannie Mae REMIC Trust,
Series 1999-W4, Class A9
6.250%	02/25/29	265	284,308
Series 2001-W3, Class A
7.000%(cc)	09/25/41	302	324,711
Series 2002-W6, Class 2A1
7.000%(cc)	06/25/42	206	234,928
Series 2003-W10, Class 3A5
4.299%	06/25/43	1,069	1,111,007
Series 2004-W6, Class 3A4
6.500%	07/25/34	73	72,897
Series 2004-W11, Class 1A1
6.000%	05/25/44	1,360	1,562,902
Series 2004-W12, Class 1A2
6.500%	07/25/44	704	804,408
Series 2005-W1, Class 1A2
6.500%	10/25/44	247	280,558
Series 2007-W7, Class 2A2, IO, 1 Month LIBOR x (1) + 6.530%
4.978%(c)	07/25/37	19	2,820
Series 2007-W10, Class 2A
6.346%(cc)	08/25/47	214	234,639
Series 2009-W1, Class A
6.000%	12/25/49	429	482,387
Fannie Mae REMICS,
Series 1993-119, Class H
6.500%	07/25/23	150	160,752
Series 1993-136, Class ZB
5.390%(cc)	07/25/23	102	109,579
Series 1993-141, Class Z
7.000%	08/25/23	109	116,992
Series 1993-147, Class Z
7.000%	08/25/23	88	95,124
Series 1994-29, Class Z
6.500%	02/25/24	156	169,481
Series 1996-4, Class SA, IO, 1 Month LIBOR x (1) + 8.500%
6.948%(c)	02/25/24	41	5,505
Series 1997-33, Class PA
8.500%	06/18/27	234	267,436
Series 1997-57, Class PN
5.000%	09/18/27	150	158,682
Series 2001-16, Class Z
6.000%	05/25/31	199	223,194
Series 2001-81, Class HE
6.500%	01/25/32	291	326,535
Series 2002-14, Class A1

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
7.000%	01/25/42	837	$958,812
Series 2002-26, Class A2
7.500%	01/25/48	403	472,726
Series 2002-82, Class PE
6.000%	12/25/32	301	336,266
Series 2002-86, Class PG
6.000%	12/25/32	672	752,670
Series 2002-90, Class A2
6.500%	11/25/42	190	214,485
Series 2003-18, Class A1
6.500%	12/25/42	307	342,738
Series 2003-21, Class OU
5.500%	03/25/33	87	95,405
Series 2003-24, Class MZ
5.500%	04/25/33	330	354,238
Series 2003-48, Class GH
5.500%	06/25/33	1,573	1,737,561
Series 2003-64, Class KF, 1 Month LIBOR + 0.500%
1.861%(c)	07/25/18	8	8,272
Series 2004-36, Class SA, 1 Month LIBOR x (2.75) + 19.525%
15.257%(c)	05/25/34	80	105,185
Series 2004-45, Class ZL
6.000%	10/25/32	263	288,195
Series 2004-60, Class PA
5.500%	04/25/34	34	34,477
Series 2004-68, Class LC
5.000%	09/25/29	271	293,503
Series 2004-101, Class HD
5.000%	01/25/20	22	21,904
Series 2005-22, Class DA
5.500%	12/25/34	70	73,652
Series 2005-30, Class UG
5.000%	04/25/35	431	462,219
Series 2005-57, Class NK, 1 Month LIBOR x (4) + 22.000%
15.791%(c)	07/25/35	71	88,134
Series 2005-84, Class XM
5.750%	10/25/35	93	101,741
Series 2005-87, Class QZ
5.000%	10/25/35	158	164,339
Series 2005-97, Class PO, PO
4.209%(s)	11/25/35	207	203,302
Series 2005-102, Class PG
5.000%	11/25/35	847	909,127
Series 2005-110, Class GL
5.500%	12/25/35	562	629,826
Series 2006-2, Class LY, 1 Month LIBOR x (16) + 96.000%
8.000%(c)	12/25/35	20	22,037
Series 2006-9, Class KZ
6.000%	03/25/36	385	432,580
Series 2006-20, Class IB, IO, 1 Month LIBOR x (1) + 6.590%
5.038%(c)	04/25/36	328	48,391
Series 2006-23, Class NS, 1 Month LIBOR x (18) + 108.000%
9.000%(c)	04/25/36	44	47,545
Series 2006-48, Class ND

SEE NOTES TO FINANCIAL STATEMENTS.

A341

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.250%	03/25/36	69	$69,623
Series 2006-60, Class CO, PO
2.574%(s)	06/25/35	38	38,027
Series 2006-77, Class PC
6.500%	08/25/36	205	229,702
Series 2007-46, Class PA
6.000%	04/25/37	42	45,075
Series 2007-58, Class SV, IO, 1 Month LIBOR x (1) + 6.750%
5.198%(c)	06/25/37	316	42,763
Series 2007-79, Class PE
5.000%	08/25/37	840	871,436
Series 2007-102, Class SA, IO, 1 Month LIBOR x (1) + 6.400%
4.848%(c)	11/25/37	679	104,500
Series 2008-91, Class SI, IO, 1 Month LIBOR x (1) + 6.000%
4.448%(c)	03/25/38	510	56,742
Series 2009-15, Class SA, IO, 1 Month LIBOR x (1) + 6.200%
4.648%(c)	03/25/24	138	6,291
Series 2009-62, Class WA
5.572%(cc)	08/25/39	732	806,281
Series 2009-112, Class SW, IO, 1 Month LIBOR x (1) + 6.250%
4.698%(c)	01/25/40	419	59,790
Series 2009-112, Class ST, IO, 1 Month LIBOR x (1) + 6.250%
4.698%(c)	01/25/40	637	93,967
Series 2010-10, Class NT
5.000%	02/25/40	1,290	1,406,769
Series 2010-19, Class MV
5.000%	02/25/21	457	461,698
Series 2010-35, Class SB, IO, 1 Month LIBOR x (1) + 6.420%
4.868%(c)	04/25/40	226	33,506
Series 2010-43, Class CI, IO
4.500%	02/25/25	64	1,162
Series 2010-49, Class SC, 1 Month LIBOR x (2) + 12.660%
9.556%(c)	03/25/40	135	157,903
Series 2010-64, Class DM
5.000%	06/25/40	193	207,645
Series 2011-22, Class MA
6.500%	04/25/38	226	239,240
Series 2011-39, Class ZA
6.000%	11/25/32	352	392,608
Series 2011-52, Class GB
5.000%	06/25/41	462	499,628
Series 2011-52, Class KB
5.500%	06/25/41	1,535	1,746,290
Series 2013-4, Class PC
2.000%	06/25/42	1,122	1,086,988
Series 2013-4, Class AJ
3.500%	02/25/43	911	933,048
Series 2013-83, Class CA
3.500%	10/25/37	729	743,532
Series 2013-96, Class YA

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
3.500%	09/25/38	1,347	$1,384,188
Series 2016-38, Class NA
3.000%	01/25/46	2,933	2,953,241
Series G93-17, Class S, IO, 1 Month LIBOR x (1) + 9.000%
7.448%(c)	04/25/23	151	19,867
Fannie Mae Trust,
Series 2003-W2, Class 2A9
5.900%	07/25/42	143	156,884
Series 2003-W3, Class 2A5
5.356%	06/25/42	308	337,258
Series 2003-W6, Class 1A41
5.398%	10/25/42	1,029	1,119,391
Series 2003-W6, Class 3A
6.500%	09/25/42	248	280,887
Series 2003-W12, Class 2A7
4.680%	06/25/43	309	324,532
Series 2004-W2, Class 2A2
7.000%	02/25/44	201	229,094
Series 2004-W2, Class 5A
7.500%	03/25/44	217	243,975
Series 2004-W8, Class 2A
6.500%	06/25/44	238	269,117
Series 2005-W4, Class 1A1
6.000%	08/25/45	150	166,694
FHLMC Multifamily Structured Pass-Through Certificates,
Series T-58, Class 3A
7.000%	09/25/43	577	680,734
FHLMC-GNMA,
Series 24, Class ZE
6.250%	11/25/23	215	230,075
Freddie Mac REMICS,
Series 1049, Class S, 1 Month LIBOR x (1) + 39.278%
33.534%(c)	02/15/21	3	4,009
Series 1621, Class J
6.400%	11/15/23	59	62,297
Series 1630, Class PK
6.000%	11/15/23	156	166,672
Series 1675, Class KZ
6.500%	02/15/24	136	150,197
Series 1680, Class PK
6.500%	02/15/24	155	171,256
Series 1695, Class EB
7.000%	03/15/24	198	214,397
Series 1980, Class Z
7.000%	07/15/27	302	339,450
Series 2353, Class KZ
6.500%	09/15/31	318	368,473
Series 2535, Class AW
5.500%	12/15/32	114	125,099
Series 2557, Class HL
5.300%	01/15/33	777	841,176
Series 2595, Class DC
5.000%	04/15/23	400	418,771
Series 2595, Class GC
5.500%	04/15/23	141	148,385
Series 2611, Class TM, 1 Month LIBOR x (10) + 65.000%
10.000%(c)	05/15/33	35	42,861

SEE NOTES TO FINANCIAL STATEMENTS.

A342

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2626, Class JC
5.000%	06/15/23	868	$907,992
Series 2628, Class AB
4.500%	06/15/18	7	6,554
Series 2630, Class FL, 1 Month LIBOR + 0.500%
1.977%(c)	06/15/18	7	7,047
Series 2643, Class SA, 1 Month LIBOR x (6.5) + 45.500%
35.899%(c)	03/15/32	27	52,870
Series 2764, Class UG
5.000%	03/15/34	1,360	1,484,724
Series 2862, Class GB
5.000%	09/15/24	142	149,130
Series 2864, Class NB
5.500%	07/15/33	78	78,877
Series 2885, Class LZ
6.000%	11/15/34	1,357	1,557,630
Series 2893, Class PE
5.000%	11/15/34	396	432,058
Series 2922, Class SU, 1 Month LIBOR x (2) + 14.300%
11.346%(c)	02/15/35	68	88,797
Series 2980, Class QA
6.000%	05/15/35	394	441,233
Series 2990, Class SR, IO, 1 Month LIBOR x (1) + 6.650%
5.173%(c)	03/15/35	587	64,824
Series 3005, Class ED
5.000%	07/15/25	333	352,748
Series 3017, Class OC, PO
2.410%(s)	08/15/25	108	103,980
Series 3126, Class AO, PO
1.687%(s)	03/15/36	73	67,575
Series 3187, Class Z
5.000%	07/15/36	600	651,260
Series 3201, Class IN, IO, 1 Month LIBOR x (1) + 6.250%
4.773%(c)	08/15/36	321	35,544
Series 3218, Class HS, IO, 1 Month LIBOR x (1) + 7.200%
5.723%(c)	09/15/26	409	55,738
Series 3237, Class BO, PO
2.456%(s)	11/15/36	377	319,018
Series 3306, Class TB
4.227%(cc)	04/15/37	30	32,044
Series 3306, Class TC
3.687%(cc)	04/15/37	26	27,727
Series 3383, Class KB
5.500%	11/15/27	1,140	1,237,550
Series 3385, Class SN, IO, 1 Month LIBOR x (1) + 6.000%
4.523%(c)	11/15/37	71	6,083
Series 3405, Class PE
5.000%	01/15/38	530	576,870
Series 3443, Class PT
6.500%	03/15/37	788	882,365
Series 3564, Class JA
4.000%	01/15/18	8	7,996
Series 3593, Class SL, IO, 1 Month LIBOR x (1) + 6.400%
4.923%(c)	11/15/24	245	17,263
Series 3605, Class NC
5.500%	06/15/37	917	1,011,373
Series 3609, Class SA, IO, 1 Month LIBOR x (1) + 6.340%
4.863%(c)	12/15/39	881	132,785

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 3648, Class CY
4.500%	03/15/30	885	$948,780
Series 3662, Class PJ
5.000%	04/15/40	761	823,797
Series 3677, Class PB
4.500%	05/15/40	1,040	1,096,339
Series 3688, Class GT
7.291%(cc)	11/15/46	198	228,119
Series 3739, Class MC
4.000%	11/15/38	1,270	1,323,024
Series 3740, Class SB, IO, 1 Month LIBOR x (1) + 6.000%
4.523%(c)	10/15/40	366	52,199
Series 3747, Class HI, IO
4.500%	07/15/37	75	1,294
Series 3784, Class S, IO, 1 Month LIBOR x (1) + 6.600%
5.123%(c)	07/15/23	431	33,480
Series 3852, Class QN, 1 Month LIBOR x (3.618) + 27.211%
5.500%(c)	05/15/41	294	305,679
Series 3852, Class TP, 1 Month LIBOR x (3.667) + 27.500%
5.500%(c)	05/15/41	406	457,759
Series 3855, Class HI, IO
4.000%	02/15/26	312	11,157
Series 3859, Class JB
5.000%	05/15/41	777	838,494
Series 4030, Class IL, IO
3.500%	04/15/27	2,588	254,944
Series 4374, Class NC
3.750%(cc)	02/15/46	1,121	1,144,801
Freddie Mac Strips, Series 279, Class 35
3.500%	09/15/42	884	914,899
Series 304, Class C32, IO
3.000%	12/15/27	2,137	171,770
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN1, Class M2, 1 Month LIBOR + 2.200%
3.752%(c)	02/25/24	1,000	1,029,775
Series 2014-DN2, Class M2, 1 Month LIBOR + 1.650%
3.202%(c)	04/25/24	493	500,451
Series 2015-DNA2, Class M2, 1 Month LIBOR + 2.600%
4.152%(c)	12/25/27	344	351,252
Series 2015-DNA3, Class M2, 1 Month LIBOR + 2.850%
4.402%(c)	04/25/28	190	197,029
Series 2016-DNA1, Class M2, 1 Month LIBOR + 2.900%
4.452%(c)	07/25/28	250	257,627
Series 2016-DNA3, Class M2, 1 Month LIBOR + 2.000%
3.552%(c)	12/25/28	250	254,367
Series 2016-DNA4, Class M1, 1 Month LIBOR + 0.800%
2.352%(c)	03/25/29	139	139,249
Series 2016-HQA2, Class M2, 1 Month LIBOR + 2.250%
3.802%(c)	11/25/28	250	256,452
Series 2017-DNA1, Class M1, 1 Month LIBOR + 1.200%
2.752%(c)	07/25/29	237	239,900
Series 2017-DNA3, Class M1, 1 Month LIBOR + 0.750%
2.302%(c)	03/25/30	492	494,223
Series 2017-HQA1, Class M1, 1 Month LIBOR + 1.200%
2.752%(c)	08/25/29	234	236,659

SEE NOTES TO FINANCIAL STATEMENTS.

A343

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-HQA2, Class M1, 1 Month LIBOR + 0.800%
2.352%(c)	12/25/29	241	$241,645
GMACM Mortgage Loan Trust,
Series 2003-J10, Class A1
4.750%	01/25/19	19	19,358
Government National Mortgage Assoc.,
Series 2017-H23, Class FA, 1 Month LIBOR + 0.480%
1.723%(c)	10/20/67	2,554	2,553,190
Series 2002-41, Class HS, IO, 1 Month LIBOR x (1) + 7.000%
5.509%(c)	06/16/32	527	77,981
Series 2002-84, Class PH
6.000%	11/16/32	730	811,265
Series 2003-25, Class PZ
5.500%	04/20/33	475	521,578
Series 2003-58, Class PC
5.000%	07/20/33	1,346	1,476,124
Series 2003-86, Class ZC
4.500%	10/20/33	351	371,900
Series 2004-19, Class KE
5.000%	03/16/34	1,295	1,397,718
Series 2004-30, Class UC
5.500%	02/20/34	119	121,593
Series 2004-86, Class SP, IO, 1 Month LIBOR x (1) + 6.100%
4.599%(c)	09/20/34	656	68,308
Series 2004-88, Class ES, IO, 1 Month LIBOR x (1) + 6.100%
4.609%(c)	06/17/34	631	50,036
Series 2005-30, Class WD
6.000%	07/20/33	216	226,363
Series 2006-23, Class S, IO, 1 Month LIBOR x (1) + 6.500%
4.999%(c)	01/20/36	287	10,304
Series 2006-26, Class S, IO, 1 Month LIBOR x (1) + 6.500%
4.999%(c)	06/20/36	423	75,530
Series 2007-16, Class KU, IO, 1 Month LIBOR x (1) + 6.650%
5.149%(c)	04/20/37	549	73,505
Series 2007-24, Class SA, IO, 1 Month LIBOR x (1) + 6.510%
5.009%(c)	05/20/37	1,223	198,154
Series 2007-35, Class TE
6.000%	06/20/37	1,076	1,180,849
Series 2007-58, Class SD, IO, 1 Month LIBOR x (1) + 6.490%
4.989%(c)	10/20/37	724	108,006
Series 2007-59, Class SP, IO, 1 Month LIBOR x (1) + 6.670%
5.169%(c)	04/20/37	366	27,585
Series 2008-36, Class AY
5.000%	04/16/23	185	188,511
Series 2008-47, Class ML
5.250%	06/16/38	760	843,957
Series 2008-62, Class SA, IO, 1 Month LIBOR x (1) + 6.150%
4.649%(c)	07/20/38	332	51,957

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2008-73, Class SK, IO, 1 Month LIBOR x (1) + 6.740%
5.239%(c)	08/20/38	637	$94,908
Series 2008-79, Class SA, IO, 1 Month LIBOR x (1) + 7.550%
6.049%(c)	09/20/38	309	52,834
Series 2009-6, Class CI, IO
6.500%	11/16/38	53	3,592
Series 2009-16, Class SJ, IO, 1 Month LIBOR x (1) + 6.800%
5.299%(c)	05/20/37	750	111,218
Series 2009-36, Class IE, IO, 1 Month LIBOR x (3.333) + 20.667%
1.000%(c)	09/20/38	1,562	48,941
Series 2009-65, Class LB
6.000%	07/16/39	97	107,847
Series 2009-77, Class CS, IO, 1 Month LIBOR x (1) + 7.000%
5.509%(c)	06/16/38	621	48,666
Series 2009-81, Class A
5.750%	09/20/36	181	199,639
Series 2009-106, Class ST, IO, 1 Month LIBOR x (1) + 6.000%
4.499%(c)	02/20/38	626	93,040
Series 2009-106, Class XL, IO, 1 Month LIBOR x (1) + 6.750%
5.249%(c)	06/20/37	487	48,625
Series 2009-127, Class IA, IO, 1 Month LIBOR x (1) + 6.450%
0.450%(c)	09/20/38	2,549	34,390
Series 2010-4, Class SB, IO, 1 Month LIBOR x (1) + 6.500%
5.009%(c)	08/16/39	367	18,465
Series 2010-14, Class AO, PO
2.483%(s)	12/20/32	43	41,712
Series 2010-14, Class QP
6.000%	12/20/39	19	18,766
Series 2010-31, Class SK, IO, 1 Month LIBOR x (1) + 6.100%
4.599%(c)	11/20/34	393	57,101
Series 2010-85, Class ID, IO
6.000%	09/20/39	388	77,791
Series 2010-129, Class AW
6.075%(cc)	04/20/37	1,018	1,116,111
Series 2010-157, Class OP, PO
2.826%(s)	12/20/40	513	442,506
Series 2011-75, Class GP
4.000%	05/20/41	1,848	1,906,852
Series 2012-H31, Class FD, 1 Month LIBOR + 0.340%
1.583%(c)	12/20/62	1,069	1,063,391
Series 2013-H04, Class BA
1.650%	02/20/63	1,247	1,234,241
Series 2013-H05, Class FB, 1 Month LIBOR + 0.400%
1.643%(c)	02/20/62	529	528,550
GSMSC Resecuritization Trust,
Series 2014-1R, Class 1A, 1 Month LIBOR + 0.170%, 144A
1.499%(c)	04/26/37	52	49,526

SEE NOTES TO FINANCIAL STATEMENTS.

A344

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust,
Series 2004-11, Class 1A1
3.832%(cc)	09/25/34	92	$93,792
Series 2004-6F, Class 2A4
5.500%	05/25/34	134	137,690
Series 2005-7F, Class 3A2, 1 Month LIBOR + 0.500%
2.052%(c)	09/25/35	762	741,596
Series 2006-2F, Class 2A1
5.750%	02/25/36	25	24,441
Series 2006-3F, Class 2A7
5.750%	03/25/36	93	96,754
HarborView Mortgage Loan Trust,
Series 2004-9, Class 2A
3.562%(cc)	12/19/34	30	27,422
Series 2006-9, Class 2A1A, 1 Month LIBOR + 0.210%
1.705%(c)	11/19/36	101	84,020
HomeBanc Mortgage Trust,
Series 2005-4, Class A1, 1 Month LIBOR + 0.270%
1.822%(c)	10/25/35	225	224,214
Homestar Mortgage Acceptance Corp.,
Series 2004-4, Class A3, 1 Month LIBOR + 1.100%
2.652%(c)	09/25/34	325	323,618
Impac CMB Trust,
Series 2005-1, Class 2A1, 1 Month LIBOR + 0.510%
2.062%(c)	04/25/35	228	223,664
JPMorgan Mortgage Trust,
Series 2004-S1, Class 3A1
5.500%	09/25/34	129	129,264
Series 2005-S2, Class 4A3
5.500%	09/25/20	54	50,788
Series 2006-A2, Class 5A1
3.579%(cc)	11/25/33	44	45,316
Series 2006-A2, Class 5A3
3.579%(cc)	11/25/33	167	170,485
Series 2007-A1, Class 5A5
3.629%(cc)	07/25/35	104	107,596
Lehman Mortgage Trust,
Series 2006-4, Class 3A1
5.000%	08/25/21	13	12,740
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 5A1
3.588%(cc)	08/25/34	116	117,286
Series 2004-13, Class 3A7
3.465%(cc)	11/21/34	154	158,003
MASTR Alternative Loan Trust,
Series 2003-8, Class 5A1
5.000%	11/25/18	10	9,865
Series 2003-9, Class 5A1
4.500%	12/25/18	24	23,896
Series 2004-1, Class 4A1
5.500%	02/25/34	88	89,573
Series 2004-3, Class 2A1
6.250%	04/25/34	195	203,109
Series 2005-5, Class 3A1
5.750%	08/25/35	70	59,841
MASTR Asset Securitization Trust,
Series 2003-11, Class 8A1
5.500%	12/25/33	340	345,251

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2004-6, Class 3A1
5.250%	07/25/19	22	$21,804
Series 2004-6, Class 4A1
5.000%	07/25/19	21	21,252
Series 2004-P7, Class A6, 144A
5.500%	12/27/33	44	44,828
Series 2006-3, Class 30PO, PO
2.331%(s)	10/25/36	100	85,075
Merrill Lynch Mortgage Investors Trust,
Series 2003-F, Class A1, 1 Month LIBOR + 0.640%
2.192%(c)	10/25/28	413	405,319
Series 2004-B, Class A1, 1 Month LIBOR + 0.500%
2.052%(c)	05/25/29	360	352,379
Series 2004-HB1, Class A3
3.124%(cc)	04/25/29	110	108,373
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2003-HYB1, Class A3
2.730%(cc)	03/25/33	237	218,562
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A6
3.415%(cc)	09/25/34	172	175,903
Nomura Resecuritization Trust,
Series 2015-2R, Class 4A1, 1 Month LIBOR + 0.140%, 144A
1.691%(c)	12/26/36	64	60,027
PHH Mortgage Trust,
Series 2008-CIM2, Class 5A1
6.000%	07/25/38	58	58,796
Prime Mortgage Trust,
Series 2004-2, Class A2
4.750%	11/25/19	38	38,460
Series 2004-CL1, Class 1A1
6.000%	02/25/34	184	194,762
RAAC Trust,
Series 2005-SP1, Class 2A1
5.250%	09/25/34	80	80,461
RBSSP Resecuritization Trust,
Series 2010-10, Class 2A1, 1 Month LIBOR + 0.130%, 144A
1.459%(c)	09/26/36	11	10,737
Residential Accredit Loans, Inc. Trust,
Series 2003-QS16, Class A1
5.000%	08/25/18	10	9,692
Series 2003-QS20, Class A1
5.000%	11/25/18	17	16,899
Series 2004-QS3, Class CB
5.000%	03/25/19	37	37,187
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
3.583%(cc)	12/25/34	183	186,329
Series 2006-R1, Class A2, 1 Month LIBOR + 0.400%
1.952%(c)	01/25/46	257	122,810
Residential Funding Mortgage Securities Trust,
Series 2006-S9, Class A1
6.250%	09/25/36	78	75,180
Series 2006-S12, Class 2A2
6.000%	12/25/36	83	80,338

SEE NOTES TO FINANCIAL STATEMENTS.

A345

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust,
Series 2004-8, Class A2, 6 Month LIBOR + 0.740%
2.197%(c)	09/20/34	270	$265,652
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-9XS, Class A, 1 Month LIBOR + 0.370%
1.922%(c)	07/25/34	863	865,427
Structured Asset Mortgage Investments Trust,
Series 2004-AR1, Class 1A1, 1 Month LIBOR + 0.700%
2.195%(c)	03/19/34	719	709,513
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-22A, Class 3A
3.611%(cc)	06/25/33	52	53,002
Series 2003-26A, Class 3A5
3.388%(cc)	09/25/33	267	268,933
Series 2003-29, Class 1A1
4.750%	09/25/18	18	18,377
Series 2004-7, Class 2A1
5.522%(cc)	05/25/24	84	84,973
Thornburg Mortgage Securities Trust,
Series 2004-3, Class A, 1 Month LIBOR + 0.740%
2.292%(c)	09/25/44	321	304,117
Series 2007-4, Class 3A1
3.466%(cc)	09/25/37	12	11,680
Vendee Mortgage Trust,
Series 1996-2, Class 1Z
6.750%	06/15/26	191	209,774
WaMu Mortgage Pass-Through Certificates Trust,
Series 2003-AR4, Class A7
3.063%(cc)	05/25/33	266	268,216
Series 2003-S1, Class A5
5.500%	04/25/33	164	167,613
Series 2004-S3, Class 3A2
6.000%	07/25/34	228	237,176
Series 2005-7, Class 1A2, 1 Month LIBOR + 0.450%
2.002%(c)	09/25/35	24	18,316
Wells Fargo Mortgage-Backed Securities Trust,
Series 2004-B, Class A1
3.219%(cc)	02/25/34	48	48,525
Series 2004-EE, Class 2A2
3.425%(cc)	12/25/34	176	180,427
Series 2004-O, Class A1
3.554%(cc)	08/25/34	106	108,659
Series 2005-16, Class A8
5.750%	01/25/36	12	12,379
Series 2005-AR9, Class 3A1
3.457%(cc)	06/25/34	135	139,078
Series 2006-11, Class A8
6.000%	09/25/36	42	39,897
Series 2006-17, Class A1
5.500%	11/25/21	14	14,169
Series 2007-3, Class 3A1
5.500%	04/25/22	3	3,405
Series 2007-11, Class A85
6.000%	08/25/37	114	110,483
Series 2007-11, Class A96
6.000%	08/25/37	14	13,538

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $101,679,351)			102,960,651

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS — 1.6%
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
4.500%	04/15/20	AUD	8,000	$6,580,837
Canadian Government Bond (Canada),
Bonds
1.500%	03/01/20	CAD	7,800	6,176,644
1.750%	03/01/19	CAD	9,000	7,175,727
French Republic Government Bond OAT (France),
Bonds
4.750%	04/25/35	EUR	4,000	7,454,943
Italy Buoni Poliennali del Tesoro (Italy),
Bonds, 144A
4.750%	09/01/44	EUR	969	1,489,914
Sr. Unsec’d. Notes, 144A
3.500%	03/01/30	EUR	1,615	2,175,202
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.000%	10/02/23		600	627,900
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		302	305,322
Province of Quebec (Canada),
Unsec’d. Notes, MTN
6.350%	01/30/26		120	145,660
United Kingdom Gilt (United Kingdom),
Bonds
1.500%	07/22/26	GBP	6,860	9,566,730

TOTAL SOVEREIGN BONDS (cost $40,437,025)				41,698,879

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.4%
Fannie Mae Principal Strip, Notes, MTN
3.415%(s)	05/15/30		1,750	1,206,539
Federal Home Loan Mortgage Corp.
3.000%	11/01/42		1,755	1,765,123
3.000%	12/01/42		1,900	1,909,677
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.135%
3.320%(c)	10/01/36		80	83,926
Federal Home Loan Mortgage Corp.
4.000%	02/01/26		514	535,665
4.000%	01/01/32		537	570,628
4.000%	10/01/42		1,066	1,123,814
4.000%	09/01/47		2,490	2,604,633
4.500%	11/01/45		1,901	2,022,847
4.500%	08/01/46		2,481	2,637,810
4.500%	04/01/47		1,393	1,480,893
4.500%	05/01/47		2,452	2,605,956
4.500%	05/01/47		768	816,768
4.500%	07/01/47		1,859	2,007,431
5.000%	11/01/23		105	107,174
5.500%	12/01/24		273	284,715
5.500%	01/01/33		144	160,055
5.500%	06/01/35		306	340,008
6.000%	12/01/23		100	111,217
6.000%	11/01/24		308	344,539
6.000%	02/01/28		188	210,076

SEE NOTES TO FINANCIAL STATEMENTS.

A346

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	09/01/35	163	$183,487
6.000%	12/01/36	88	99,087
6.500%	10/01/22	102	109,635
6.500%	05/01/25	105	110,362
6.500%	08/01/27	234	259,457
6.500%	01/01/29	125	134,202
6.500%	05/01/36	54	60,743
6.500%	09/01/36	31	34,936
6.500%	05/01/37	125	138,276
7.000%	09/01/36	161	177,052
7.000%	11/01/37	309	353,572
8.000%	02/01/38	96	103,609
Federal National Mortgage Assoc.
1.828%(s)	10/09/19	2,200	2,118,823
2.330%	01/01/23	1,851	1,839,829
2.340%	12/01/22	2,152	2,138,150
2.350%	05/01/23	1,358	1,349,417
2.370%	12/01/22	1,503	1,506,610
2.480%	02/01/25	2,024	2,010,775
2.520%	05/01/23	2,000	1,995,871
2.570%	03/01/23	1,878	1,883,523
2.619%	12/01/22	1,061	1,067,460
2.710%	10/01/22	2,081	2,048,228
2.750%	03/01/22	1,200	1,213,973
2.820%	12/01/24	2,084	2,113,595
2.900%	12/01/24	508	515,350
2.960%	04/01/22	1,797	1,831,118
2.990%	07/01/29	2,880	2,879,791
3.025%	08/01/29	1,320	1,331,546
3.030%	12/01/21	1,628	1,661,615
3.070%	02/01/25	5,105	5,211,783
3.340%	11/01/30	703	722,694
3.416%	10/01/20	978	1,000,381
3.440%	11/01/23	2,300	2,396,399
3.500%	07/01/32	1,175	1,213,205
3.500%	07/01/32	461	475,540
3.500%	10/01/32	1,303	1,345,356
3.500%	11/01/32	1,072	1,106,658
3.500%	03/01/33	1,180	1,218,032
3.500%	09/01/42	1,190	1,226,749
3.500%	10/01/42	1,165	1,200,890
3.500%	01/01/43	1,469	1,514,519
3.500%	03/01/43	1,223	1,260,957
3.500%	05/01/43	1,303	1,342,565
3.500%	06/01/43	1,538	1,585,852
3.500%	06/01/43	1,373	1,415,187
3.500%	07/01/43	3,080	3,185,571
3.500%	07/01/43	1,380	1,422,862
3.500%	01/01/44	2,090	2,153,868
3.590%	10/01/20	1,304	1,345,423
Federal National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.375%
3.602%(c)	09/01/37	60	64,126
Federal National Mortgage Assoc.
3.690%	11/01/23	1,345	1,418,427
3.750%	06/01/18	627	627,507
3.885%	08/01/25	1,842	1,979,662

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	06/01/42	2,173	$2,290,301
4.000%	07/01/42	1,285	1,354,471
4.000%	06/01/43	3,155	3,353,335
4.000%	06/01/43	1,677	1,768,827
4.000%	07/01/43	1,527	1,609,352
4.000%	06/01/47	3,470	3,663,703
4.010%	08/01/21	1,596	1,678,591
4.340%	04/01/20	1,710	1,782,522
4.500%	04/01/44	1,746	1,869,924
4.500%	04/01/44	1,443	1,545,255
5.000%	12/01/19	81	82,315
5.000%	05/01/23	202	216,759
5.000%	06/01/23	283	296,291
5.000%	07/01/25	265	279,518
5.000%	02/01/35	320	345,927
5.000%	10/01/39	663	723,314
5.000%	01/01/40	3,115	3,431,814
5.000%	01/01/44	2,386	2,566,598
5.500%	01/01/19	15	15,143
5.500%	06/01/20	11	10,775
5.500%	09/01/23	73	75,314
5.500%	01/01/38	246	272,764
5.500%	02/01/42	1,293	1,428,220
6.000%	09/01/19	5	5,499
6.000%	08/01/21	94	97,495
6.000%	09/01/22	20	20,620
6.000%	01/01/24	258	273,683
6.000%	07/01/24	67	71,099
6.000%	04/01/28	100	111,769
6.000%	05/01/28	67	74,876
6.000%	12/01/32	439	497,517
6.000%	03/01/34	494	554,026
6.000%	04/01/34	92	99,254
6.000%	04/01/35	129	146,434
6.000%	01/01/36	44	49,345
6.000%	10/01/36	34	38,962
6.000%	08/01/37	124	140,909
6.000%	08/01/37	74	83,014
6.500%	09/01/22	74	78,383
6.500%	12/01/23	105	112,986
6.500%	09/01/28	105	116,642
6.500%	07/01/36	32	36,603
6.500%	05/01/37	32	34,418
6.500%	07/01/37	79	87,210
6.500%	10/01/38	108	122,679
6.500%	10/01/38	77	86,610
7.000%	04/01/37	76	89,462
8.000%	12/01/36	765	906,970
Government National Mortgage Assoc.
6.000%	08/15/36	1,939	2,189,397
6.000%	09/20/36	100	112,018
6.000%	05/20/38	15	15,661
6.000%	09/20/38	126	140,381
6.000%	03/20/41	64	70,229
6.500%	10/15/23	93	98,856
6.500%	01/15/33	168	195,217
6.500%	01/20/39	60	66,608
6.500%	10/20/39	248	280,135

SEE NOTES TO FINANCIAL STATEMENTS.

A347

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	10/20/39		208	$229,983
6.500%	12/20/40		570	651,496
7.000%	10/20/38		285	337,242
7.000%	12/20/38		106	126,324
7.500%	01/20/35		207	231,682
8.000%	05/20/32		530	594,726
Residual Funding Corp. Principal Strip, Bonds
1.227%(s)	01/15/21		995	931,996
2.745%(s)	01/15/30		1,000	703,735
Resolution Funding Corp. Interest Strip, Bonds
2.690%(s)	10/15/27		235	177,926
2.830%(s)	01/15/26		270	219,189
Tennessee Valley Authority, Sr. Unsec’d. Notes
4.875%	01/15/48		885	1,152,430
5.250%	09/15/39		130	175,354
5.880%	04/01/36		3,430	4,822,817
Tennessee Valley Authority Principal Strip, Bonds
3.840%(s)	06/15/35		1,260	718,822

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $138,357,655)				139,473,521

U.S. TREASURY OBLIGATIONS — 9.2%
U.S. Treasury Bonds
2.750%	08/15/47		290	290,363
2.875%	11/15/46		405	415,457
3.125%	02/15/43		1,600	1,718,938
3.625%	08/15/43		9,650	11,262,606
3.750%	08/15/41		6,660	7,892,360
3.750%	11/15/43		580	691,084
4.375%	05/15/40		3,940	5,080,138
4.500%	08/15/39		5,000	6,531,445
5.250%	11/15/28		22,500	28,542,481
5.500%	08/15/28		7,000	9,007,852
6.500%	11/15/26		6,000	7,969,453
7.250%	08/15/22		10,000	12,242,188
U.S. Treasury Notes
0.750%	01/31/18	(k)	17,755	17,748,236
1.000%	11/30/18		10,000	9,928,906
1.500%	08/31/18		10,000	9,987,500
1.500%	02/28/19		10,000	9,960,156
2.000%	05/31/21		15,000	14,974,219
2.125%	05/15/25		4,050	3,988,143
2.250%	11/15/25		600	594,727
2.750%	11/15/23		10,000	10,270,703
3.125%	05/15/21	(k)	90	93,122
U.S. Treasury Strip Principal
1.663%(s)	02/15/20		725	696,518
U.S. Treasury Strips Coupon
1.928%(s)	08/15/24		1,000	853,550
1.930%(s)	08/15/23		815	715,199
2.036%(s)	05/15/20		824	788,265
2.257%(s)	05/15/28		8,085	6,227,099
2.310%(s)	08/15/32		600	408,209
2.347%(s)	02/15/23		1,595	1,418,873
2.458%(s)	05/15/34		5,100	3,299,088
2.477%(s)	11/15/33		6,600	4,336,841
2.486%(s)	05/15/32		5,000	3,429,670

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (continued)
2.486%(s)	02/15/34		2,500	$1,628,898
2.494%(s)	11/15/28		500	379,257
2.530%(s)	11/15/32		11,200	7,565,215
2.595%(s)	11/15/26		600	480,698
2.663%(s)	02/15/22		2,825	2,583,138
2.671%(s)	08/15/20		6,935	6,586,619
2.693%(s)	02/15/33		14,600	9,807,622
2.699%(s)	02/15/27		7,000	5,581,277
2.809%(s)	05/15/33		2,500	1,666,208
2.899%(s)	08/15/31		3,000	2,103,945
3.210%(s)	05/15/21		1,200	1,118,818
3.382%(s)	05/15/31		3,335	2,354,441
4.165%(s)	02/15/30		4,000	2,929,458
4.357%(s)	11/15/29		3,000	2,213,980
4.721%(s)	11/15/27		1,350	1,051,773

TOTAL U.S. TREASURY OBLIGATIONS (cost $238,397,074)				239,414,736

TOTAL LONG-TERM INVESTMENTS (cost $2,096,369,050)				2,295,252,462

			Shares
SHORT-TERM INVESTMENTS — 14.6%
AFFILIATED MUTUAL FUNDS — 13.1%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			230,844,714	230,844,714
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $108,889,678; includes $108,763,361 of cash collateral for securities on loan)(b)(w)			108,879,924	108,879,924

TOTAL AFFILIATED MUTUAL FUNDS (cost $339,734,392)				339,724,638

Interest Rate	Maturity Date		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) —1.5%
U.S. Treasury Bills
0.228%	03/15/18		5,000	4,987,050
0.247%	03/22/18		5,000	4,985,133
0.996%	01/04/18		6,000	5,999,622
1.005%	01/11/18		5,000	4,998,528
1.048%	02/22/18	(k)	240	239,570
1.090%	01/18/18		6,000	5,996,697
1.190%	03/01/18		6,000	5,987,699
1.220%	03/08/18		6,000	5,985,984
1.405%	05/24/18	(k)	594	590,611

TOTAL U.S. TREASURY OBLIGATIONS (cost $39,772,535)				39,770,894

OPTION PURCHASED~* — 0.0%
(cost $3,498)				4,950

SEE NOTES TO FINANCIAL STATEMENTS.

A348

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Value
TOTAL SHORT-TERM INVESTMENTS (cost $379,510,425)	$379,500,482

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN — 102.8% (cost $2,475,879,475)	2,674,752,944

OPTION WRITTEN~* — (0.0)%
(premiums received $5,302)	(2,200)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN — 102.8% (cost $2,475,874,173)	2,674,750,744
LIABILITIES IN EXCESS OF OTHER ASSETS(Z) — (2.8)%	(73,732,127)

NET ASSETS — 100.0%	$2,601,018,617

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1,500,490 and 0.1% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $105,703,994; cash collateral of $108,763,361 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2017.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(ss)	Represents zero coupon bond.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of options written, at market value:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Euro Dollars 1 Year Mid Curve	Put	03/16/18	$97.63	88	220	$4,950

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Euro Dollars 1 Year Mid Curve	Call	03/16/18	$98.13	88	220	$(2,200)

SEE NOTES TO FINANCIAL STATEMENTS.

A349

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1	90 Day Euro Dollar	Sep. 2018	$245,013	$244,900	$(113)
22	90 Day Euro Dollar	Mar. 2019	5,384,225	5,378,725	(5,500)
35	2 Year U.S. Treasury Notes	Mar. 2018	7,505,859	7,493,828	(12,031)
281	5 Year U.S. Treasury Notes	Mar. 2018	32,754,071	32,642,102	(111,969)
327	10 Year Australian Treasury Bonds	Mar. 2018	254,351,618	254,092,079	(259,539)
706	10 Year U.S. Treasury Notes	Mar. 2018	87,815,453	87,577,094	(238,359)
23	20 Year U.S. Treasury Bonds	Mar. 2018	3,513,859	3,519,000	5,141
18	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	3,003,656	3,017,813	14,157
189	Euro Currency	Mar. 2018	27,935,381	28,528,369	592,988
994	Euro STOXX 50 Index	Mar. 2018	42,707,298	41,659,171	(1,048,127)
6	FTSE 100 Index.	Mar. 2018	602,746	618,745	15,999
47	Hang Seng China Enterprises Index	Jan. 2018	3,480,823	3,528,226	47,403
5	Hang Seng Index	Jan. 2018	945,474	958,293	12,819
1,332	Mini MSCI Emerging Markets Index	Mar. 2018	74,322,340	77,502,420	3,180,080
497	Russell 2000 Mini Index	Mar. 2018	37,992,545	38,182,025	189,480
138	S&P 500 E-Mini Index	Mar. 2018	18,231,180	18,464,400	233,220
43	SGX MSCI Singapore index	Jan. 2018	1,240,006	1,247,770	7,764
337	TOPIX Index	Mar. 2018	53,001,460	54,344,708	1,343,248

					3,966,661

Short Positions:
2	90 Day Euro Dollar	Jun. 2018	491,300	490,375	925
1	90 Day Euro Dollar	Dec. 2019	244,413	244,175	238
2	2 Year U.S. Treasury Notes	Mar. 2018	429,188	428,219	969
50	5 Year Euro-Bobl	Mar. 2018	7,942,983	7,895,589	47,394
3	5 Year U.S. Treasury Notes	Mar. 2018	350,039	348,492	1,547
16	10 Year Euro-Bund.	Mar. 2018	3,129,391	3,103,859	25,532
83	10 Year U.S. Treasury Notes	Mar. 2018	10,334,719	10,295,891	38,828
105	10 Year U.S. Ultra Treasury Notes	Mar. 2018	14,049,250	14,024,063	25,187
14	ASX SPI 200 Index	Mar. 2018	1,632,927	1,643,987	(11,060)
104	Euro STOXX 50 Index	Mar. 2018	4,467,268	4,358,706	108,562
154	FTSE 100 Index.	Mar. 2018	15,316,529	15,881,133	(564,604)
147	Mini MSCI EAFE Index	Mar. 2018	14,771,025	15,034,425	(263,400)
4,012	MSCI Europe Index	Mar. 2018	104,348,867	103,929,593	419,274
11	S&P 500 E-Mini Index	Mar. 2018	1,459,590	1,471,800	(12,210)

					(182,818)

					$3,783,843

Cash and foreign currency of $12,927,224 and securities with a combined market value of $12,909,135 have been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/05/18	Australia and New Zealand Banking Group	GBP	20,556	$27,826,993	$27,761,010	$(65,983)
Expiring 01/05/18	Australia and New Zealand Banking Group	GBP	608	817,120	820,635	3,515
Expiring 01/05/18	Australia and New Zealand Banking Group	GBP	205	277,289	277,160	(129)
Expiring 02/01/18	National Australia Bank Ltd.	GBP	162	215,163	218,982	3,819
Canadian Dollar,
Expiring 02/01/18	State Street Bank	CAD	276	215,260	219,684	4,424

SEE NOTES TO FINANCIAL STATEMENTS.

A350

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Canadian Dollar (continued),
Expiring 03/19/18	BNP Paribas	CAD	1,011	$789,420	$804,922	$15,502
Expiring 03/19/18	Goldman Sachs & Co.	CAD	1,002	783,824	797,617	13,793
Expiring 03/19/18	Hong Kong & Shanghai Bank	CAD	1,016	790,885	809,059	18,174
Expiring 03/21/18	Deutsche Bank AG	CAD	195	158,981	155,298	(3,683)
Euro,
Expiring 01/05/18	Australia and New Zealand Banking Group	EUR	1,116	1,325,136	1,339,300	14,164
Expiring 01/05/18	Australia and New Zealand Banking Group	EUR	618	733,230	741,547	8,317
Expiring 01/05/18	Australia and New Zealand Banking Group	EUR	398	470,779	477,935	7,156
Expiring 01/05/18	Hong Kong & Shanghai Bank	EUR	346	412,691	415,730	3,039
Expiring 01/05/18	Hong Kong & Shanghai Bank	EUR	210	250,064	251,768	1,704
Expiring 01/17/18	Royal Bank of Scotland Group PLC	EUR	465	554,947	558,977	4,030
Expiring 02/01/18	BNP Paribas	EUR	93	109,533	111,822	2,289
Expiring 02/01/18	National Australia Bank Ltd.	EUR	92	108,816	110,620	1,804
Expiring 03/19/18	Morgan Stanley	EUR	355	422,719	427,762	5,043
Indian Rupee,
Expiring 01/29/18	BNP Paribas	INR	10,270	156,305	160,305	4,000
Japanese Yen,
Expiring 02/05/18	Credit Suisse First Boston Corp.	JPY	12,142	108,632	107,963	(669)
Expiring 02/05/18	Deutsche Bank AG	JPY	17,509	159,952	155,686	(4,266)
Expiring 03/19/18	Australia and New Zealand Banking Group	JPY	11,174	99,638	99,586	(52)
Expiring 03/19/18	State Street Bank	JPY	54,807	489,927	488,438	(1,489)
Mexican Peso,
Expiring 03/20/18	Credit Suisse First Boston Corp.	MXN	22,777	1,171,899	1,141,634	(30,265)
Expiring 03/20/18	Credit Suisse First Boston Corp.	MXN	8,069	416,730	404,437	(12,293)
Expiring 03/20/18	Goldman Sachs & Co.	MXN	15,189	789,419	761,324	(28,095)
New Taiwanese Dollar,
Expiring 03/19/18	Deutsche Bank AG	TWD	33,156	1,112,128	1,119,482	7,354
New Zealand Dollar,
Expiring 02/01/18	Standard Chartered PLC	NZD	314	216,713	222,430	5,717
Norwegian Krone,
Expiring 01/05/18	Hong Kong & Shanghai Bank	NOK	8,107	975,696	987,647	11,951
Russian Ruble,
Expiring 01/29/18	BNP Paribas	RUB	6,194	105,762	107,107	1,345
Expiring 03/19/18	Citigroup Global Markets	RUB	84,774	1,425,076	1,455,213	30,137
South African Rand,
Expiring 01/29/18	Standard Chartered PLC	ZAR	1,524	110,324	122,544	12,220
Expiring 03/19/18	Barclays Capital Group	ZAR	10,944	789,419	874,116	84,697
Expiring 03/19/18	BNP Paribas	ZAR	16,206	1,202,282	1,294,360	92,078
Expiring 03/19/18	BNP Paribas	ZAR	10,718	794,315	856,013	61,698
South Korean Won,
Expiring 03/19/18	Goldman Sachs & Co.	KRW	859,591	790,967	804,020	13,053
Expiring 03/19/18	Goldman Sachs & Co.	KRW	724,597	663,113	677,753	14,640
Expiring 03/19/18	Goldman Sachs & Co.	KRW	671,709	618,118	628,284	10,166
Swedish Krona,
Expiring 01/05/18	Australia and New Zealand Banking Group	SEK	5,909	705,226	720,663	15,437
Swiss Franc,
Expiring 01/05/18	Australia and New Zealand Banking Group	CHF	302	308,108	310,454	2,346
Expiring 01/05/18	Australia and New Zealand Banking Group	CHF	295	301,281	302,975	1,694
Expiring 01/05/18	Goldman Sachs & Co.	CHF	403	407,526	413,323	5,797
Expiring 01/05/18	Goldman Sachs & Co.	CHF	250	251,735	256,882	5,147

SEE NOTES TO FINANCIAL STATEMENTS.

A351

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Swiss Franc (continued),
Expiring 01/05/18	Hong Kong & Shanghai Bank	CHF	540	$548,212	$554,625	$6,413
Expiring 01/05/18	Toronto Dominion	CHF	394	400,714	404,079	3,365
Expiring 01/05/18	Toronto Dominion	CHF	327	331,097	336,170	5,073
Expiring 02/08/18	Royal Bank of Scotland Group PLC	CHF	842	865,713	867,064	1,351
Expiring 03/21/18	Standard Chartered PLC	CHF	153	155,608	157,954	2,346

				$52,734,485	$53,092,359	$357,874

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/19/18	Australia and New Zealand Banking Group	AUD	4,816	$3,615,843	$3,757,517	$(141,674)
Brazilian Real,
Expiring 03/19/18	BNP Paribas	BRL	3,454	1,035,733	1,032,031	3,702
British Pound,
Expiring 01/05/18	Barclays Capital Group	GBP	583	787,219	787,862	(643)
Expiring 01/05/18	Hong Kong & Shanghai Bank	GBP	417	558,285	563,733	(5,448)
Expiring 01/17/18	Deutsche Bank AG	GBP	3,727	5,025,554	5,035,968	(10,414)
Expiring 01/17/18	Royal Bank of Scotland Group PLC	GBP	559	755,995	755,387	608
Expiring 02/01/18	State Street Bank	GBP	162	216,360	218,982	(2,622)
Expiring 03/19/18	National Australia Bank Ltd.	GBP	10,761	14,549,475	14,568,147	(18,672)
Canadian Dollar,
Expiring 02/01/18	National Australia Bank Ltd.	CAD	276	214,271	219,683	(5,412)
Expiring 03/19/18	State Street Bank	CAD	24,399	19,015,091	19,430,596	(415,505)
Expiring 03/21/18	National Australia Bank Ltd.	CAD	195	153,630	155,298	(1,668)
Chinese Renminbi,
Expiring 03/19/18	BNP Paribas	CNH	10,830	1,622,965	1,655,279	(32,314)
Danish Krone,
Expiring 01/05/18	Hong Kong & Shanghai Bank	DKK	13,480	2,152,366	2,173,615	(21,249)
Euro,
Expiring 01/05/18	Goldman Sachs & Co.	EUR	2,853	3,359,748	3,425,080	(65,332)
Expiring 01/05/18	Royal Bank of Scotland Group PLC	EUR	96,422	114,605,246	115,743,193	(1,137,947)
Expiring 01/05/18	Royal Bank of Scotland Group PLC	EUR	572	675,202	686,113	(10,911)
Expiring 01/05/18	Toronto Dominion	EUR	2,021	2,386,698	2,426,454	(39,756)
Expiring 01/17/18	Deutsche Bank AG	EUR	15,681	18,593,780	18,837,616	(243,836)
Expiring 01/17/18	Deutsche Bank AG	EUR	584	691,531	700,967	(9,436)
Expiring 03/19/18	National Australia Bank Ltd.	EUR	12,303	14,538,910	14,833,597	(294,687)
Expiring 03/19/18	State Street Bank	EUR	375	446,579	452,616	(6,037)
Hong Kong Dollar,
Expiring 01/17/18	Citigroup Global Markets	HKD	7,220	924,731	924,486	245
Expiring 03/19/18	Deutsche Bank AG	HKD	44,568	5,717,925	5,713,503	4,422
Expiring 03/19/18	Societe Generale	HKD	3,714	476,272	476,082	190
Japanese Yen,
Expiring 01/17/18	Credit Suisse First Boston Corp.	JPY	1,280,046	11,377,605	11,371,418	6,187
Expiring 03/19/18	National Australia Bank Ltd.	JPY	1,136,701	10,069,142	10,130,198	(61,056)
Mexican Peso,
Expiring 03/20/18	State Street Bank	MXN	75,984	3,940,688	3,808,522	132,166
New Taiwanese Dollar,
Expiring 03/19/18	BNP Paribas	TWD	73,781	2,473,384	2,491,158	(17,774)
New Zealand Dollar,
Expiring 02/01/18	National Australia Bank Ltd.	NZD	314	214,580	222,430	(7,850)

SEE NOTES TO FINANCIAL STATEMENTS.

A352

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Russian Ruble,
Expiring 01/29/18	Goldman Sachs & Co.	RUB	6,194	$104,015	$107,108	$(3,093)
Expiring 03/19/18	Goldman Sachs & Co.	RUB	191,772	3,200,803	3,291,915	(91,112)
Singapore Dollar,
Expiring 01/17/18	Citigroup Global Markets	SGD	2,487	1,846,263	1,860,100	(13,837)
Expiring 03/19/18	Hong Kong & Shanghai Bank	SGD	1,969	1,456,624	1,474,289	(17,665)
South African Rand,
Expiring 01/29/18	BNP Paribas	ZAR	1,524	105,399	122,544	(17,145)
Expiring 03/19/18	Bank of America	ZAR	37,869	2,732,581	3,024,490	(291,909)
South Korean Won,
Expiring 01/29/18	BNP Paribas	KRW	177,846	159,761	166,214	(6,453)
Expiring 03/19/18	BNP Paribas	KRW	10,473,517	9,599,748	9,796,422	(196,674)
Swedish Krona,
Expiring 01/17/18	Deutsche Bank AG	SEK	6,701	803,788	817,841	(14,053)
Swiss Franc,
Expiring 01/05/18	Australia and New Zealand Banking Group	CHF	954	972,165	979,148	(6,983)
Expiring 01/05/18	Royal Bank of Scotland Group PLC	CHF	715	728,958	734,399	(5,441)
Expiring 02/05/18	Royal Bank of Canada	CHF	154	161,538	158,473	3,065
Expiring 02/05/18	Standard Chartered PLC	CHF	115	116,642	118,340	(1,698)
Expiring 03/21/18	Standard Chartered PLC	CHF	153	160,860	157,953	2,907

				$262,343,953	$265,406,767	(3,062,814)

						$(2,704,940)

Cross currency exchange contract outstanding at December 31, 2017:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
01/05/18		EUR	347	DKK	2,581	$199	Toronto Dominion

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts and OTC Cross Currency Exchange Contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Cross Currency Exchange	$199	$—	$199
Forward Foreign Currency	$658,290	$(3,363,230)	$(2,704,940)

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
People’s Republic of China	12/20/22	1.000%(Q)	2,130	0.509%	$(49,976)	$(37,489)	$(12,487)	Goldman Sachs &Co.
Republic of Turkey	12/20/22	1.000%(Q)	1,590	1.639%	46,224	63,907	(17,683)	BNP Paribas
United Mexican States	12/20/22	1.000%(Q)	1,870	1.059%	4,561	11,308	(6,747)	Goldman Sachs &Co.

					$809	$37,726	$(36,917)

SEE NOTES TO FINANCIAL STATEMENTS.

A353

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.29.V1	12/20/22	5.000%(Q)		790	$(58,638)	$(66,765)	$(8,127)
CDX.NA.IG.25.V1	12/20/20	1.000%(Q)		3,760	(74,181)	(77,330)	(3,149)
CDX.NA.IG.29.V1	12/20/22	1.000%(Q)		2,660	(56,123)	(64,293)	(8,170)
iTraxx Europe S28.V1	12/20/22	1.000%(Q)	EUR	2,630	(66,340)	(86,721)	(20,381)

					$(255,282)	$(295,109)	$(39,827)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(1):
ABX.6.V2	05/25/46	0.110%(Q)	190	$14,883	$—	$14,883	Barclays Capital Group
ABX.6.V2	05/25/46	0.110%(Q)	170	13,317	—	13,317	Credit Suisse First Boston Corp.
ABX.6.V2	05/25/46	0.110%(Q)	150	11,750	—	11,750	Bank of America
ABX.6.V2	05/25/46	0.110%(Q)	90	7,050	—	7,050	Credit Suisse First Boston Corp.
ABX.6.V2	05/25/46	0.110%(Q)	70	5,483	—	5,483	Bank of America
CDX.EM.28.V1	12/20/22	1.000%(Q)	3,046	26,377	125,825	(99,448)	Goldman Sachs & Co.
CDX.IOS.10.V1	01/21/41	5.000%(S)	580	2,900	—	2,900	Citigroup Global Markets
CDX.IOS.10.V1	01/21/41	5.000%(S)	580	2,900	—	2,900	Citigroup Global Markets
CDX.IOS.11.V1	01/12/42	4.000%(M)	490	(1,608)	—	(1,608)	Bank of America
CDX.IOS.11.V1	01/12/42	4.000%(M)	450	1,477	—	1,477	Bank of America
CDX.IOS.11.V1	01/12/42	4.000%(S)	440	1,444	—	1,444	Citigroup Global Markets
CDX.IOS.11.V1	12/12/42	4.000%(M)	440	1,444	—	1,444	Citigroup Global Markets
CMBX.NA.AA.3.V1	12/13/49	0.270%(M)	250	156,979	—	156,979	Barclays Capital Group
CMBX.NA.AA.3.V1	12/13/49	0.270%(M)	120	75,350	—	75,350	Morgan Stanley
CMBX.NA.AA.6.V1	05/11/63	2.000%(M)	90	4,002	—	4,002	Barclays Capital Group
CMBX.NA.AA.6.V1	05/11/63	2.000%(Q)	90	4,002	—	4,002	Citigroup Global Markets
CMBX.NA.AA.6.V1	05/11/63	2.000%(Q)	90	4,002	—	4,002	Goldman Sachs & Co.
CMBX.NA.AA.6.V1	05/11/63	2.000%(M)	90	4,002	—	4,002	Goldman Sachs & Co.
CMBX.NA.AA.6.V1	05/11/63	2.000%(Q)	90	4,002	—	4,002	Morgan Stanley
CMBX.NA.BBB.4.V1	02/17/51	5.000%(M)	350	308,000	—	308,000	Citigroup Global Markets

				$647,756	$125,825	$521,931

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.AA.3.V1	12/13/49	0.620%(M)	250	$(184,583)	$—	$(184,583)	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A354

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2) (continued):
CMBX.NA.AA.3.V1	12/13/49	0.620%(M)	120	$(88,600)	$—	$(88,600)	Morgan Stanley

				$(273,183)	$—	$(273,183)

Cash of $165,000 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate and credit default swap contracts at December 31, 2017.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at December 31, 2017:

Counterparty(2)	Termination Date	Long(Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Bank of America	01/08/18	GBP	67	Pay or receive monthly amounts based on market value fluctuation of Anglo American PLC	$179,532	$—	$179,532
Bank of America	01/08/18	GBP	41	Pay or receive monthly amounts based on market value fluctuation of Ashtead Group PLC	4,689	—	4,689
Bank of America	01/08/18	GBP	120	Pay or receive monthly amounts based on market value fluctuation of Barratt Developments PLC	61,493	—	61,493
Bank of America	01/08/18	GBP	33	Pay or receive monthly amounts based on market value fluctuation of Fevertree Drinks PLC	153,139	—	153,139

SEE NOTES TO FINANCIAL STATEMENTS.

A355

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty(2)	Termination Date	Long(Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Bank of America	01/08/18	GBP	521	Pay or receive monthly amounts based on market value fluctuation of Glencore PLC	$349,634	$—	$349,634
Bank of America	01/08/18	GBP	23	Pay or receive monthly amounts based on market value fluctuation of Intercontinental Hotels Group PLC	103,045	—	103,045
Bank of America	01/08/18	GBP	2,228	Pay or receive monthly amounts based on market value fluctuation of Lloyds Banking Group PLC	102,485	—	102,485
Bank of America	01/08/18	GBP	41	Pay or receive monthly amounts based on market value fluctuation of Persimmon PLC	71,941	—	71,941
Bank of America	01/08/18	GBP	42	Pay or receive monthly amounts based on market value fluctuation of Rio Tinto PLC	254,569	—	254,569
Bank of America	01/08/18	GBP	374	Pay or receive monthly amounts based on market value fluctuation of Taylor Wimpey PLC	45,241	—	45,241
Bank of America	01/08/18	GBP	432	Pay or receive monthly amounts based on market value fluctuation of Man Group PLC	53,132	—	53,132
Bank of America	01/08/18	GBP	125	Pay or receive monthly amounts based on market value fluctuation of Pearson PLC	(5,553)	—	(5,553)
Bank of America	01/08/18	GBP	842	Pay or receive monthly amounts based on market value fluctuation of Tesco PLC	22,564	—	22,564

					$1,395,911	$—	$1,395,911

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).
(2)	The Portfolio receives or pays monthly 1 Month USD LIBOR in the positions shown in the table above.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$201,040	$(37,489)	$2,024,451	$(416,709)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$652,936,909	$403,390,951	$11
Preferred Stocks	34,998,970	2,205,821	15,821
Rights	8,948	—	11,338
Warrants	—	1,069	—
Asset-Backed Securities
Automobiles	—	13,771,898	—

SEE NOTES TO FINANCIAL STATEMENTS.

A356

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Asset-Backed Securities (continued)
Consumer Loans	$—	$2,281,718	$—
Credit Cards	—	2,566,516	—
Home Equity Loans	—	4,075,593	—
Manufactured Housing	—	640,390	—
Other	—	4,819,743	—
Residential Mortgage-Backed Securities	—	6,505,573	—
Bank Loans	—	12,539,528	1,390,414
Commercial Mortgage-Backed Securities	—	34,775,265	81,032
Convertible Bonds	—	112,446,240	—
Corporate Bonds	—	480,644,831	1,874
Municipal Bonds	—	1,594,222	—
Residential Mortgage-Backed Securities	—	102,960,651	—
Sovereign Bonds	—	41,698,879	—
U.S. Government Agency Obligations	—	139,473,521	—
U.S. Treasury Obligations	—	279,185,630	—
Affiliated Mutual Funds	339,724,638	—	—
Option Purchased	4,950	—	—
Option Written	(2,200)	—	—
Other Financial Instruments*
Futures Contracts	3,783,843	—	—
OTC Forward Foreign Currency Contracts	—	(2,704,940)	—
OTC Cross Currency Exchange Contracts	—	199	—
OTC Credit Default Swap Agreements	—	375,382	—
Centrally Cleared Credit Default Swap Agreements	—	(39,827)	—
OTC Total Return Swap Agreements	—	1,395,911	—

Total	$1,031,456,058	$1,644,604,764	$1,500,490

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (4.2% represents investments purchased with collateral from securities on loan)	13.1%
U.S. Treasury Obligations	10.7
Banks	7.5
U.S. Government Agency Obligations	5.4
Residential Mortgage-Backed Securities	4.2
Equity Real Estate Investment Trusts (REITs)	3.1
Pharmaceuticals	2.9
Media	2.7
Insurance	2.5
Software	2.3
Semiconductors & Semiconductor Equipment	2.1
Oil, Gas & Consumable Fuels	2.0
Telecommunications	1.9
Internet Software & Services	1.6
Sovereign Bonds	1.6
IT Services	1.5
Chemicals	1.3
Commercial Mortgage-Backed Securities	1.3
Machinery	1.3
Oil & Gas	1.3
Capital Markets	1.2

Aerospace & Defense	1.0%
Beverages	1.0
Diversified Financial Services	1.0
Electric	1.0
Semiconductors	1.0
Technology Hardware, Storage & Peripherals	1.0
Automobiles	0.9
Internet	0.9
Health Care Providers & Services	0.8
Metals & Mining	0.8
Pipelines	0.8
Airlines	0.7
Electric Utilities	0.7
Internet & Direct Marketing Retail	0.7
Specialty Retail	0.7
Auto Manufacturers	0.6
Biotechnology	0.6
Healthcare-Services	0.6
Textiles, Apparel & Luxury Goods	0.6
Commercial Services	0.5
Computers	0.5
Consumer Finance	0.5
Electrical Equipment	0.5
Hotels, Restaurants & Leisure	0.5
Household Durables	0.5
Real Estate Investment Trusts (REITs)	0.5
Road & Rail	0.5
Electronic Equipment, Instruments & Components	0.4

SEE NOTES TO FINANCIAL STATEMENTS.

A357

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Food & Staples Retailing	0.4%
Foods	0.4
Industrial Conglomerates	0.4
Tobacco	0.4
Wireless Telecommunication Services	0.4
Auto Components	0.3
Construction Materials	0.3
Diversified Telecommunication Services	0.3
Food Products	0.3
Health Care Equipment & Supplies	0.3
Healthcare-Products	0.3
Miscellaneous Manufacturing	0.3
Multi-Utilities	0.3
Personal Products	0.3
Real Estate Management & Development	0.3
Retail	0.3
Auto Parts & Equipment	0.2
Building Products	0.2
Commercial Services & Supplies	0.2
Communications Equipment	0.2
Construction & Engineering	0.2
Containers & Packaging	0.2
Electrical Components & Equipment	0.2
Engineering & Construction	0.2
Entertainment	0.2
Home Equity Loans	0.2
Household Products	0.2
Life Sciences Tools & Services	0.2
Lodging	0.2
Mining	0.2
Oil & Gas Services	0.2
Other	0.2
Real Estate	0.2
Transportation	0.2
Agriculture	0.1
Air Freight & Logistics	0.1
Building Materials	0.1
Coal	0.1
Consumer Loans	0.1
Credit Cards	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Energy Equipment & Services	0.1
Gas	0.1
Health Care Technology	0.1
Healthcare Equipment & Supplies	0.1
Holding Companies-Diversified	0.1
Home Furnishings	0.1
Household Products/Wares	0.1

Investment Companies	0.1%
Iron/Steel	0.1
Leisure Time	0.1
Machinery-Diversified	0.1
Multiline Retail	0.1
Municipal Bonds	0.1
Packaging & Containers	0.1
Paper & Forest Products	0.1
Thrifts & Mortgage Finance	0.1
Trading Companies & Distributors	0.1
Trucking & Leasing	0.1
Advertising	0.0	*
Apparel	0.0	*
Bank Loans	0.0	*
Consumer Products	0.0	*
Cosmetics/Personal Care	0.0	*
Distribution/Wholesale	0.0	*
Electronics	0.0	*
Energy	0.0	*
Energy-Alternate Sources	0.0	*
Environmental Control	0.0	*
Financial Services	0.0	*
Forest Products & Paper	0.0	*
Gas Utilities	0.0	*
Health Care Facilities	0.0	*
Healthcare – Services	0.0	*
Home Builders	0.0	*
Housewares	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Machinery-Construction & Mining	0.0	*
Manufactured Housing	0.0	*
Metal Fabricate/Hardware	0.0	*
Multi-National	0.0	*
Option Purchased	0.0	*
Private Equity	0.0	*
Professional Services	0.0	*
Toys/Games/Hobbies	0.0	*
Transportation Infrastructure	0.0	*
Water	0.0	*
Water Utilities	0.0	*
Wireless	0.0	*

	102.8
Option Written	(0.0	)*
Liabilities in excess of other assets	(2.8)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A358

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$39,827	*
Credit contracts	Premiums paid for OTC swap agreements	201,040		Premiums received for OTC swap agreements	37,489
Credit contracts	Unrealized appreciation on OTC swap agreements	622,987		Unrealized depreciation on OTC swap agreements	411,156
Equity contracts	Due from/to broker — variation margin futures	5,557,849	*	Due from/to broker — variation margin futures	1,899,401	*
Equity contracts	Unaffiliated investments	21,355		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	1,401,464		Unrealized depreciation on OTC swap agreements	5,553
Foreign exchange contracts	Due from/to broker — variation margin futures	592,988	*	—	—
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	199		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	658,290		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,363,230
Interest rate contracts	Due from/to broker — variation margin futures	159,918	*	Due from/to broker — variation margin futures	627,511	*
Interest rate contracts	Unaffiliated investments	4,950		Options written outstanding, at value	2,200

Total		$9,221,040			$6,386,367

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A359

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$(583,239)
Equity contracts	34,629	—	—	8,268,758	—	1,273,117
Foreign exchange contracts	—	—	—	1,776,814	(15,348,215)	—
Interest rate contracts	—	(16,885)	17,396	(5,409,653)	—	202,022

Total	$34,629	$(16,885)	$17,396	$4,635,919	$(15,348,215)	$891,900

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$(181,514)
Equity contracts	11,267	—	—	7,753,140	—	1,286,596
Foreign exchange contracts	—	—	—	592,988	(6,343,406)	—
Interest rate contracts	—	1,452	3,102	509,854	—	(18,371)

Total	$11,267	$1,452	$3,102	$8,855,982	$(6,343,406)	$1,086,711

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)
$8,352	$285,800	$681,898,095	$330,866,074	$90,245,648	$299,728,354

Cross Currency Exchange Contracts(2)	Credit Default Swap Agreements- Buy Protection(4)	Credit Default Swap Agreements- Sell Protection(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$7,843,934	$24,277,729	$486,000	$436,800	$7,365,937

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A360

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$105,703,994	$(105,703,994)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Australia and New Zealand Banking Group	$52,629	$(214,821)	$(162,192)	$—	$(162,192)
Bank of America	1,420,174	(299,070)	1,121,104	(1,121,104)	—
Barclays Capital Group	260,561	(185,226)	75,335	—	75,335
BNP Paribas	244,521	(288,043)	(43,522)	43,522	—
Citigroup Global Markets	351,072	(13,837)	337,235	(10,000)	327,235
Credit Suisse First Boston Corp.	26,554	(43,227)	(16,673)	—	(16,673)
Deutsche Bank AG	11,776	(285,688)	(273,912)	—	(273,912)
Goldman Sachs & Co.	207,733	(343,803)	(136,070)	—	(136,070)
Hong Kong & Shanghai Bank	41,281	(44,362)	(3,081)	—	(3,081)
Morgan Stanley	84,395	(88,600)	(4,205)	—	(4,205)
National Australia Bank Ltd.	5,623	(389,345)	(383,722)	—	(383,722)
Royal Bank of Canada	3,065	—	3,065	—	3,065
Royal Bank of Scotland Group PLC	5,989	(1,154,299)	(1,148,310)	—	(1,148,310)
Societe Generale	190	—	190	—	190
Standard Chartered PLC	23,190	(1,698)	21,492	—	21,492
State Street Bank	136,590	(425,653)	(289,063)	—	(289,063)
Toronto Dominion	8,637	(39,756)	(31,119)	—	(31,119)

	$2,883,980	$(3,817,428)	$(933,448)	$(1,087,582)	$(2,021,030)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A361

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $105,703,994:
Unaffiliated investments (cost $2,136,145,083)	$2,335,028,306
Affiliated investments (cost $339,734,392)	339,724,638
Cash	57,082
Foreign currency, at value (cost $6,752,955)	6,842,828
Deposit with broker for futures	12,927,224
Dividends and interest receivable	11,153,486
Receivable for investments sold	7,125,525
Unrealized appreciation on OTC swap agreements	2,024,451
Tax reclaim receivable	1,349,024
Due from broker-variation margin futures	1,224,405
Unrealized appreciation on OTC forward foreign currency contracts	658,290
Premiums paid for OTC swap agreements	201,040
Deposit with broker for centrally cleared swaps	165,000
Receivable for fund share sold	123,876
Cash segregated for Counterparty—OTC	120,000
Due from broker-variation margin swaps	95,167
Receivable from affiliate	31,043
Unrealized appreciation on OTC cross currency exchange contracts	199
Prepaid expenses	18,233

Total Assets	2,718,869,817

LIABILITIES:
Payable to broker for collateral for securities on loan	108,763,361
Unrealized depreciation on OTC forward foreign currency contracts	3,363,230
Payable for investments purchased	2,005,558
Cash segregated from Counterparty—OTC	1,300,000
Management fees payable	1,031,177
Unrealized depreciation on OTC swap agreements	416,709
Accrued expenses and other liabilities	413,904
Payable for fund share repurchased	388,144
Distribution fee payable	106,960
Premiums received for OTC swap agreements	37,489
Foreign capital gains tax liability accrued	22,103
Options written outstanding, at value (premiums received $5,302)	2,200
Affiliated transfer agent fee payable	365

Total Liabilities	117,851,200

NET ASSETS	$2,601,018,617

Net assets were comprised of:
Paid-in capital	$1,606,582,169
Retained earnings	994,436,448

Net assets, December 31, 2017	$2,601,018,617

Net asset value and redemption price per share, $2,601,018,617 / 136,065,853 outstanding shares of beneficial interest.	$19.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income	$39,675,227
Unaffiliated dividend income (net) (foreign withholding tax $1,509,545, of which $138,228 is reimbursable by an affiliate)	22,966,603
Affiliated dividend income	3,396,001
Income from securities lending, net (including affiliated income of $344,173)	636,274
Miscellaneous income	111,354

66,785,459

EXPENSES
Management fees	20,840,904
Distribution fee	6,444,207
Custodian and accounting fees	1,193,948
Audit fee	75,074
Trustees’ fees	34,200
Shareholders’ reports	29,827
Legal fees and expenses	19,173
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,157
Miscellaneous	131,639

Total expenses	28,776,129
Less: management fee waivers and/or expense reimbursement	(283,545)

Net expenses	28,492,584

NET INVESTMENT INCOME (LOSS)	38,292,875

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(8,186)) (net of foreign capital gains taxes $(9,185))	137,194,542
Futures transactions	4,635,919
Options written transactions	17,396
Swap agreements transactions	891,900
Forward and cross currency contracts transactions	(15,348,215)
Foreign currency transactions	(32,113)

127,359,429

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(9,814)) (net of change in foreign capital gains taxes $(22,103))	123,993,342
Futures	8,855,982
Options written	3,102
Swap agreements	1,086,711
Forward and cross currency contracts	(6,343,406)
Foreign currencies	378,688

127,974,419

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	255,333,848

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$293,626,723

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$38,292,875	$37,043,588
Net realized gain (loss) on investment and foreign currency transactions	127,359,429	34,841,180
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	127,974,419	15,888,939

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	293,626,723	87,773,707

FUND SHARE TRANSACTIONS:
Fund share sold [1,704,822 and 18,342,789 shares, respectively]	30,395,668	300,393,237
Fund share repurchased [13,077,322 and 33,306,963 shares, respectively]	(237,384,226)	(541,144,608)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(206,988,558)	(240,751,371)

CAPITAL CONTRIBUTIONS	—	566,652

TOTAL INCREASE (DECREASE) IN NET ASSETS	86,638,165	(152,411,012)
NET ASSETS:
Beginning of year	2,514,380,452	2,666,791,464

End of year	$2,601,018,617	$2,514,380,452

SEE NOTES TO FINANCIAL STATEMENTS.

A362

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 87.1%
AFFILIATED MUTUAL FUNDS — 14.8%	Shares	Value
AST Western Asset Core Plus Bond Portfolio*	3,198,713	$40,975,508
AST Western Asset Emerging Markets Debt Portfolio*	718,729	8,193,513

TOTAL AFFILIATED MUTUAL FUNDS (cost $46,098,749)(w)		49,169,021

COMMON STOCKS — 71.9%
Aerospace & Defense — 1.6%
Boeing Co. (The)	2,633	776,498
Engility Holdings, Inc.*	566	16,057
General Dynamics Corp.	2,227	453,083
Huntington Ingalls Industries, Inc.	271	63,875
L3 Technologies, Inc.	2,784	550,814
Lockheed Martin Corp.	3,766	1,209,074
Northrop Grumman Corp.	1,379	423,229
Orbital ATK, Inc.	4,964	652,766
Raytheon Co.	2,468	463,614
Spirit AeroSystems Holdings, Inc. (Class A Stock)	1,042	90,915
United Technologies Corp.	5,853	746,667

		5,446,592

Air Freight & Logistics — 0.4%
Expeditors International of Washington, Inc.	6,879	445,002
Royal Mail PLC (United Kingdom)	129,265	789,757

		1,234,759

Airlines — 0.4%
American Airlines Group, Inc.	3,373	175,497
Deutsche Lufthansa AG (Germany)	24,635	904,686
Southwest Airlines Co.	1,341	87,768
United Continental Holdings, Inc.*	2,318	156,233

		1,324,184

Auto Components — 0.4%
Adient PLC	1,419	111,676
Bridgestone Corp. (Japan)(a)	12,800	592,413
Goodyear Tire & Rubber Co. (The)	1,706	55,121
Halla Holdings Corp. (South Korea)	583	34,150
Nexen Tire Corp. (South Korea)	6,609	72,898
Sumitomo Rubber Industries Ltd. (Japan)	29,200	541,171
Tupy SA (Brazil)	13,600	74,824

		1,482,253

Automobiles — 0.6%
Ford Motor Co.	29,158	364,183
General Motors Co.	9,175	376,083
Harley-Davidson, Inc.(a)	13,023	662,610
Subaru Corp. (Japan)	23,500	745,134

		2,148,010

Banks — 5.8%
Agricultural Bank of China Ltd. (China) (Class H Stock)	329,000	152,899
Aozora Bank Ltd. (Japan)	15,500	601,436
Bank Hapoalim BM (Israel)	110,868	814,189
Bank Negara Indonesia Persero Tbk PT (Indonesia)	58,000	42,313

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Bank of China Ltd. (China) (Class H Stock)	396,000	$193,936
Bank of Communications Co. Ltd. (China) (Class H Stock)	161,000	119,165
Bankinter SA (Spain)	48,500	458,795
BCB BanCorp., Inc.	11,421	165,605
Berkshire Hills BanCorp., Inc.	5,518	201,959
Bryn Mawr Bank Corp.	5,715	252,603
Canadian Imperial Bank of Commerce (Canada)	5,500	536,173
Central Pacific Financial Corp.	4,329	129,134
China Construction Bank Corp. (China) (Class H Stock)	825,924	760,306
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	655,413	655,005
Citigroup, Inc.	16,166	1,202,912
Citizens Financial Group, Inc.	3,319	139,332
City Holding Co.(a)	3,061	206,526
Community Trust BanCorp., Inc.	4,129	194,476
CTBC Financial Holding Co. Ltd. (Taiwan)	234,000	160,853
Danske Bank A/S (Denmark)	19,677	765,868
DNB ASA (Norway)	25,479	471,652
E.Sun Financial Holding Co. Ltd. (Taiwan)	883,000	559,907
Fidelity Southern Corp.	11,001	239,822
Fifth Third BanCorp.	7,510	227,853
Financial Institutions, Inc.	6,148	191,203
First Community Bancshares, Inc.	4,888	140,432
First Financial Corp.	2,170	98,410
First Financial Holding Co. Ltd. (Taiwan)	66,892	43,881
Gunma Bank Ltd. (The) (Japan)	82,700	498,285
Heritage Financial Corp.	8,297	255,548
Hong Leong Bank Bhd (Malaysia)	40,200	168,831
Independent Bank Corp.	8,304	185,594
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	203,000	162,732
Investors BanCorp., Inc.	11,773	163,409
JPMorgan Chase & Co.	15,785	1,688,048
Krung Thai Bank PCL (Thailand), NVDR	459,200	269,929
M&T Bank Corp.	817	139,699
MCB Bank Ltd. (Pakistan)	24,500	47,206
Midland States BanCorp., Inc.(a)	7,508	243,860
National Bank of Canada (Canada)	11,500	573,811
National Bank of Pakistan (Pakistan)	190,500	83,835
Opus Bank*	7,746	211,466
Oversea-Chinese Banking Corp. Ltd. (Singapore)	51,800	478,541
Peoples BanCorp., Inc.	5,849	190,794
People’s United Financial, Inc.	15,268	285,512
PNC Financial Services Group, Inc. (The)	1,616	233,173
Public Bank Bhd (Malaysia)	16,500	84,683
Regions Financial Corp.	9,471	163,659
Royal Bank of Canada (Canada)	9,000	734,964
Sandy Spring BanCorp., Inc.	8,228	321,057
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	51,123	600,306
Sterling BanCorp.	5,825	143,295
SunTrust Banks, Inc.	3,260	210,563
Swedbank AB (Sweden) (Class A Stock)	19,040	459,336
Synovus Financial Corp.	1,774	85,046
Thanachart Capital PCL (Thailand), NVDR	62,000	106,929

SEE NOTES TO FINANCIAL STATEMENTS.

A363

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Toronto-Dominion Bank (The) (Canada)	12,700	$744,117
Union Bankshares Corp.	1,406	50,855
Zions BanCorporation	1,240	63,029

		19,374,757

Beverages — 1.0%
Brown-Forman Corp.. (Class B Stock)	2,404	165,083
Coca-Cola Amatil Ltd. (Australia)	29,400	194,771
Coca-Cola Co. (The)	14,321	657,047
Coca-Cola Femsa SAB de CV (Mexico), ADR	2,260	157,341
Dr. Pepper Snapple Group, Inc.	5,675	550,815
Hite Jinro Co. Ltd. (South Korea)	2,341	52,691
PepsiCo, Inc.	4,391	526,569
Suntory Beverage & Food Ltd. (Japan)	9,000	400,229
Thai Beverage PCL (Thailand)	1,097,800	755,086

		3,459,632

Biotechnology — 1.5%
AbbVie, Inc.	4,963	479,972
Aduro Biotech, Inc.*	2,673	20,048
Agios Pharmaceuticals, Inc.*(a)	670	38,304
Alkermes PLC*(a)	1,376	75,308
Amgen, Inc.	9,148	1,590,838
Biogen, Inc.*	4,531	1,443,441
Bioverativ, Inc.*	2,347	126,550
Gilead Sciences, Inc.	4,659	333,771
ImmunoGen, Inc.*	3,013	19,313
Ionis Pharmaceuticals, Inc.*(a)	6,277	315,733
PDL BioPharma, Inc.*	6,075	16,646
ProQR Therapeutics NV (Netherlands)*	5,024	16,202
Spark Therapeutics, Inc.*(a)	747	38,411
Vertex Pharmaceuticals, Inc.*	3,507	525,559

		5,040,096

Building Products — 0.1%
Johnson Controls International PLC	11,958	455,719

Capital Markets — 1.1%
Ameriprise Financial, Inc.	2,781	471,296
CI Financial Corp. (Canada)	22,800	539,981
Cohen & Steers, Inc.	1,908	90,229
Goldman Sachs Group, Inc. (The)	2,616	666,452
Lazard Ltd. (Class A Stock)	646	33,915
Morgan Stanley	12,677	665,162
State Street Corp.	2,517	245,684
T. Rowe Price Group, Inc.	1,244	130,533
Thomson Reuters Corp. (Canada)	16,662	726,297

		3,569,549

Chemicals — 1.2%
Agrium, Inc. (Canada)	5,600	644,111
Albemarle Corp.(a)	1,237	158,200
Celanese Corp. (Class A Stock)	1,033	110,614
Formosa Chemicals & Fibre Corp. (Taiwan)	246,000	848,701
Formosa Plastics Corp. (Taiwan)	248,000	820,602
Givaudan SA (Switzerland)	201	464,295
Grand Pacific Petrochemical (Taiwan)	191,000	201,296
Innophos Holdings, Inc.	5,471	255,660

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
LyondellBasell Industries NV (Class A Stock)	2,956	$326,106
Monsanto Co.	1,800	210,204
PhosAgro PJSC (Russia), GDR	3,496	53,664
PolyOne Corp.	402	17,487

		4,110,940

Commercial Services & Supplies — 0.8%
Covanta Holding Corp.(a)	7,576	128,034
Ennis, Inc.	13,364	277,303
Herman Miller, Inc.	8,351	334,458
Knoll, Inc.	9,937	228,948
McGrath RentCorp.	6,635	311,712
Republic Services, Inc.	9,611	649,800
Viad Corp.	4,501	249,355
Waste Management, Inc.	6,399	552,234

		2,731,844

Communications Equipment — 0.5%
ARRIS International PLC*	2,079	53,410
Cisco Systems, Inc.	16,414	628,656
Harris Corp.	480	67,992
Motorola Solutions, Inc.	5,429	490,456
Sercomm Corp. (Taiwan)	46,000	130,629
VTech Holdings Ltd. (Hong Kong)	32,700	427,685

		1,798,828

Construction & Engineering — 1.1%
China Communications Construction Co. Ltd. (China) (Class H Stock)	398,000	451,528
China Railway Group Ltd. (China) (Class H Stock)	1,199,000	885,336
CTCI Corp. (Taiwan)	67,000	101,534
EMCOR Group, Inc.	207	16,922
Fluor Corp.	6,222	321,366
Obayashi Corp. (Japan)	55,300	668,031
Primoris Services Corp.	10,625	288,894
Sinopec Engineering Group Co. Ltd. (China) (Class H Stock)	183,000	173,376
Taisei Corp. (Japan)	14,800	736,017
Wilson Bayly Holmes-Ovcon Ltd. (South Africa)	7,436	93,440

		3,736,444

Construction Materials — 0.2%
Siam Cement PCL (The) (Thailand), NVDR	41,200	610,949
Taiwan Cement Corp. (Taiwan)	23,000	28,138

		639,087

Consumer Finance — 0.3%
Ally Financial, Inc.	2,223	64,823
American Express Co.	6,014	597,250
Discover Financial Services	6,185	475,750

		1,137,823

Containers & Packaging — 0.6%
Avery Dennison Corp.	921	105,786
DS Smith PLC (United Kingdom)	89,100	621,069
Graphic Packaging Holding Co.	3,484	53,828

SEE NOTES TO FINANCIAL STATEMENTS.

A364

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Containers & Packaging (continued)
Greatview Aseptic Packaging Co. Ltd. (China)	230,000	$167,621
International Paper Co.	4,487	259,977
Lock&Lock Co. Ltd. (South Korea)	6,425	163,592
Silgan Holdings, Inc.	16,814	494,163
Taiwan Hon Chuan Enterprise Co. Ltd. (Taiwan)	48,000	92,654

		1,958,690

Diversified Consumer Services — 0.5%
Ascent Capital Group, Inc. (Class A Stock)*	1,527	17,545
Benesse Holdings, Inc. (Japan)	14,100	496,092
Capella Education Co.	2,319	179,491
Fu Shou Yuan International Group Ltd. (China)	217,000	185,248
H&R Block, Inc.(a)	25,217	661,190
Service Corp. International	1,229	45,866

		1,585,432

Diversified Telecommunication Services — 2.0%
AT&T, Inc.	18,529	720,408
BCE, Inc. (Canada)	11,247	540,250
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	244,895	370,070
CenturyLink, Inc.	9,450	157,625
Elisa OYJ (Finland)	6,587	258,364
HKT Trust & HKT Ltd. (Hong Kong)	494,000	630,065
KT Corp. (South Korea)	1,600	45,207
KT Corp. (South Korea), ADR*	3,904	60,941
LG Uplus Corp. (South Korea)	72,464	947,663
Magyar Telekom Telecommunications PLC (Hungary)	75,307	133,106
Nippon Telegraph & Telephone Corp. (Japan)	11,100	521,857
PCCW Ltd. (Hong Kong)	1,159,000	672,652
Proximus SADP (Belgium)	7,910	259,539
Swisscom AG (Switzerland)	532	282,895
Telefonica Deutschland Holding AG (Germany)	85,711	428,960
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	240,500	78,714
Telstra Corp.. Ltd. (Australia)	87,948	248,616
Verizon Communications, Inc.	7,409	392,158

		6,749,090

Electric Utilities — 2.2%
ALLETE, Inc.	4,290	319,004
American Electric Power Co., Inc.	4,335	318,926
CK Infrastructure Holdings Ltd. (Hong Kong)	28,000	240,273
CLP Holdings Ltd. (Hong Kong)	54,500	557,558
Duke Energy Corp.	4,782	402,214
Edison International	5,015	317,149
El Paso Electric Co.	5,812	321,694
Entergy Corp.	3,498	284,702
Eversource Energy	5,424	342,688
Great Plains Energy, Inc.	20,438	658,921
IDACORP., Inc.	1,883	172,031
Korea Electric Power Corp. (South Korea)	16,693	593,376
Manila Electric Co. (Philippines)	21,890	144,096

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
NextEra Energy, Inc.	2,318	$362,048
PNM Resources, Inc.	6,953	281,249
Portland General Electric Co.	6,423	292,760
Red Electrica Corp. SA (Spain)	26,138	586,724
Southern Co. (The)	5,665	272,430
Spark Infrastructure Group (Australia)	142,517	278,590
SSE PLC (United Kingdom)	18,001	320,017
Tenaga Nasional Bhd (Malaysia)	8,300	31,270
Xcel Energy, Inc.	6,398	307,808

		7,405,528

Electrical Equipment — 0.1%
Chicony Power Technology Co. Ltd. (Taiwan)	60,300	125,233
Eaton Corp. PLC	2,214	174,928
Powell Industries, Inc.	3,105	88,958
Rockwell Automation, Inc.	413	81,093

		470,212

Electronic Equipment, Instruments & Components — 1.1%
AU Optronics Corp. (Taiwan)	1,739,000	722,719
AVX Corp.	12,143	210,074
CDW Corp.	1,513	105,138
Corning, Inc.	11,874	379,849
Daktronics, Inc.	27,050	246,967
Dolby Laboratories, Inc. (Class A Stock)	1,191	73,842
Fitbit, Inc. (Class A Stock)*	401	2,290
Hon Hai Precision Industry Co. Ltd. (Taiwan)	45,205	143,733
Methode Electronics, Inc.	2,621	105,102
Nippon Electric Glass Co. Ltd. (Japan)	9,000	342,552
TE Connectivity Ltd.	10,351	983,759
Tripod Technology Corp. (Taiwan)	34,000	105,955
WiSoL Co. Ltd. (South Korea)	9,448	124,774
Yageo Corp. (Taiwan)	24,047	284,139

		3,830,893

Energy Equipment & Services — 0.5%
Baker Hughes a GE Co.	19,831	627,453
Core Laboratories NV(a)	4,834	529,565
Frank’s International NV(a)	6,834	45,446
National Oilwell Varco, Inc.	5,339	192,311
Weatherford International PLC*(a)	33,611	140,158

		1,534,933

Equity Real Estate Investment Trusts (REITs) — 1.4%
CubeSmart(a)	20,874	603,676
Digital Realty Trust, Inc.	2,991	340,675
Equity LifeStyle Properties, Inc.(a)	3,642	324,211
Gaming and Leisure Properties, Inc.	18,090	669,329
KLCCP Stapled Group (Malaysia)	27,500	58,634
Link REIT (Hong Kong)	45,000	416,332
LTC Properties, Inc.	5,352	233,080
Macquarie Mexico Real Estate Management SA de CV (Mexico)*	112,500	118,608
Omega Healthcare Investors, Inc.(a)	6,443	177,440
Ramco-Gershenson Properties Trust	15,019	221,230
Sabra Health Care REIT, Inc.	10,570	198,399
Select Income REIT	9,982	250,848
Tanger Factory Outlet Centers, Inc.(a)	8,464	224,381

SEE NOTES TO FINANCIAL STATEMENTS.

A365

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Ventas, Inc.	4,151	$249,102
Welltower, Inc.	4,053	258,460
Xenia Hotels & Resorts, Inc.	14,114	304,721
Yuexiu Real Estate Investment Trust (Hong Kong)	62,000	40,603

		4,689,729

Food & Staples Retailing — 2.5%
Casey’s General Stores, Inc.(a)	1,190	133,209
Colruyt SA (Belgium)	5,736	298,396
CVS Health Corp.	14,057	1,019,133
Empire Co. Ltd. (Canada) (Class A Stock)	30,276	589,864
FamilyMart UNY Holdings Co. Ltd. (Japan)	6,300	441,241
George Weston Ltd. (Canada)	6,400	555,787
GS Retail Co. Ltd. (South Korea)	2,538	95,478
ICA Gruppen AB (Sweden)(a)	10,824	393,225
Kesko OYJ (Finland) (Class B Stock)	12,979	704,598
Koninklijke Ahold Delhaize NV (Netherlands).	19,525	429,217
Kroger Co. (The)	5,334	146,418
Lawson, Inc. (Japan)	5,400	358,849
Metro, Inc. (Canada)	11,300	361,834
SpartanNash Co.	2,735	72,970
Sun Art Retail Group Ltd. (Hong Kong)	155,500	164,024
Sysco Corp.	5,652	343,246
Walgreens Boots Alliance, Inc.	3,365	244,366
Wal-Mart de Mexico SAB de CV (Mexico)	220,800	541,487
Wal-Mart Stores, Inc.	6,111	603,461
Wm Morrison Supermarkets PLC (United Kingdom)	161,533	479,828
Woolworths Group Ltd. (Australia)	9,471	201,224

		8,177,855

Food Products — 2.3%
Archer-Daniels-Midland Co.	13,117	525,729
B&G Foods, Inc.(a)	5,679	199,617
Bob Evans Farms, Inc.	3,022	238,194
Bunge Ltd.	3,669	246,117
Calavo Growers, Inc.(a)	3,559	300,380
Conagra Brands, Inc.	6,579	247,831
Dean Foods Co.	8,811	101,855
General Mills, Inc.	7,401	438,805
GFPT PCL (Thailand), NVDR	228,900	98,797
Hershey Co. (The)	2,643	300,007
Indofood CBP Sukses Makmur Tbk PT (Indonesia)	92,800	60,871
Indofood Sukses Makmur Tbk PT (Indonesia)	256,900	144,323
Ingredion, Inc.	4,680	654,263
J&J Snack Foods Corp.	303	46,004
J.M. Smucker Co. (The)	1,455	180,769
Kellogg Co.(a)	5,034	342,211
Lancaster Colony Corp.	1,057	136,575
McCormick & Co., Inc.(a)	3,082	314,087
Nestle SA (Switzerland)	5,507	473,471
NongShim Co. Ltd. (South Korea)	145	47,959
Pinnacle Foods, Inc.	5,569	331,188
Sanderson Farms, Inc.(a)	1,921	266,596
Tate & Lyle PLC (United Kingdom)	83,827	794,550
Thai Union Group PCL (Thailand), NVDR	117,000	71,438

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Thai Vegetable Oil PCL (Thailand), NVDR	52,000	$47,495
Uni-President China Holdings Ltd. (China)	151,000	126,147
Uni-President Enterprises Corp. (Taiwan)	408,720	905,165

		7,640,444

Gas Utilities — 0.3%
China Resources Gas Group Ltd. (China)	12,000	43,435
Northwest Natural Gas Co.	4,544	271,050
ONE Gas, Inc.	1,801	131,941
Osaka Gas Co. Ltd. (Japan)	21,600	415,354
Southwest Gas Holdings, Inc.	2,451	197,256

		1,059,036

Health Care Equipment & Supplies — 0.8%
Analogic Corp.	1,398	117,083
Baxter International, Inc.	15,902	1,027,906
Becton, Dickinson & Co.	1,642	351,487
LeMaitre Vascular, Inc.	6,066	193,141
Medtronic PLC	9,123	736,683
ResMed, Inc.	1,882	159,387
St. Shine Optical Co. Ltd. (Taiwan)	3,000	97,895
Wright Medical Group NV*	98	2,176

		2,685,758

Health Care Providers & Services — 2.4%
AmerisourceBergen Corp.	5,685	521,997
Anthem, Inc.	3,905	878,664
Cardinal Health, Inc.	6,123	375,156
Chemed Corp.	1,062	258,087
Cigna Corp.	836	169,783
Express Scripts Holding Co.*	7,734	577,266
HealthSouth Corp.	5,906	291,815
Humana, Inc.	3,041	754,381
Kindred Healthcare, Inc.	10,233	99,260
Miraca Holdings, Inc. (Japan)	15,200	648,357
Molina Healthcare, Inc.*	4,191	321,366
Owens & Minor, Inc.(a)	8,237	155,515
Quest Diagnostics, Inc.	6,276	618,123
UnitedHealth Group, Inc.	11,243	2,478,632

		8,148,402

Health Care Technology — 0.1%
Computer Programs & Systems, Inc.	9,818	295,031

Hotels, Restaurants & Leisure — 1.9%
Brinker International, Inc.(a)	27,415	1,064,799
Carnival Corp.	9,260	614,586
Cheesecake Factory, Inc. (The)(a)	5,485	264,267
Cracker Barrel Old Country Store, Inc.(a)	1,713	272,179
Darden Restaurants, Inc.	5,610	538,672
DineEquity, Inc.	2,583	131,036
Dunkin’ Brands Group, Inc.	10,296	663,783
Jack in the Box, Inc.	2,365	232,030
McDonald’s Corp.	2,877	495,189
MK Restaurants Group PCL (Thailand), NVDR	21,100	55,519
Royal Caribbean Cruises Ltd.	4,690	559,423
Ruth’s Hospitality Group, Inc.	11,355	245,836
Texas Roadhouse, Inc.	1,662	87,554
Vail Resorts, Inc.	851	180,812

SEE NOTES TO FINANCIAL STATEMENTS.

A366

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
William Hill PLC (United Kingdom)	132,183	$573,367
Wyndham Worldwide Corp.	1,678	194,430

		6,173,482

Household Durables — 0.8%
Barratt Developments PLC (United Kingdom)	38,161	332,896
CSS Industries, Inc.	8,271	230,182
Ethan Allen Interiors, Inc.(a)	9,560	273,415
La-Z-Boy, Inc.	10,325	322,139
PulteGroup, Inc.	2,349	78,104
Sekisui House Ltd. (Japan)	42,800	772,055
Taylor Wimpey PLC (United Kingdom)	225,712	627,977
Whirlpool Corp.	359	60,542

		2,697,310

Household Products — 0.8%
Church & Dwight Co., Inc.	8,262	414,505
Clorox Co. (The)	2,294	341,210
Colgate-Palmolive Co.	4,018	303,158
Energizer Holdings, Inc.(a)	1,795	86,124
Kimberly-Clark Corp.	2,191	264,366
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	207,100	364,644
Procter & Gamble Co. (The)	5,821	534,833
Reckitt Benckiser Group PLC (United Kingdom)	3,021	281,839

		2,590,679

Independent Power & Renewable Electricity Producers — 0.3%
China Resources Power Holdings Co. Ltd. (China)	20,000	37,199
Engie Brasil Energia SA (Brazil)	17,800	190,551
Glow Energy PCL (Thailand), NVDR	52,900	131,887
Huaneng Power International, Inc. (China) (Class H Stock)	258,000	161,709
NRG Yield, Inc. (Class A Stock)	2,405	45,334
Pattern Energy Group, Inc.(a)	11,301	242,858
Ratchaburi Electricity Generating Holding PCL (Thailand), NVDR	78,800	131,120

		940,658

Industrial Conglomerates — 0.7%
3M Co.	2,000	470,740
Alfa SAB de CV (Mexico) (Class A Stock)	27,086	29,824
Enka Insaat ve Sanayi A/S (Turkey)	26,116	41,553
General Electric Co.	10,089	176,053
Jardine Matheson Holdings Ltd. (Hong Kong)	10,739	651,562
Jardine Strategic Holdings Ltd. (Hong Kong)	10,400	411,326
LG Corp. (South Korea)	557	47,335
LT Group, Inc. (Philippines)	359,900	135,066
Siemens AG (Germany)	2,227	308,344

		2,271,803

Insurance — 4.5%
Admiral Group PLC (United Kingdom)	13,368	360,565
Aflac, Inc.	9,384	823,728
Ageas (Belgium)	6,209	303,307
Allstate Corp. (The)	7,646	800,612

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
American Financial Group, Inc.	6,747	$732,319
AMERISAFE, Inc.	4,901	301,902
Aon PLC	1,609	215,605
Argo Group International Holdings Ltd.	5,028	309,976
Assured Guaranty Ltd.	978	33,125
AXA SA (France)	18,863	558,970
Axis Capital Holdings Ltd.	5,610	281,959
Cathay Financial Holding Co. Ltd. (Taiwan)	92,000	164,822
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	33,400	159,838
CNA Financial Corp.	1,642	87,108
CNO Financial Group, Inc.	13,278	327,834
DB Insurance Co. Ltd. (South Korea)	693	46,062
Direct Line Insurance Group PLC (United Kingdom)	100,482	517,058
Everest Re Group Ltd.	2,647	585,675
Fairfax Financial Holdings Ltd. (Canada)	411	218,853
FBL Financial Group, Inc. (Class A Stock)	1,454	101,271
First American Financial Corp.	5,883	329,683
FNF Group	1,367	53,641
Hannover Rueck SE (Germany)	3,865	484,917
Hanwha Life Insurance Co. Ltd. (South Korea)	12,576	81,061
Hartford Financial Services Group, Inc. (The)	9,779	550,362
Horace Mann Educators Corp.	7,388	325,811
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)	1,341	58,813
Infinity Property & Casualty Corp.	3,016	319,695
James River Group Holdings Ltd.	5,949	238,019
Korean Reinsurance Co. (South Korea)	12,681	130,280
Lincoln National Corp.	1,427	109,693
Mercury General Corp.	3,896	208,202
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	2,408	520,006
Power Financial Corp. (Canada)	14,500	398,433
Primerica, Inc.	354	35,949
ProAssurance Corp.	167	9,544
Reinsurance Group of America, Inc.	196	30,562
RenaissanceRe Holdings Ltd. (Bermuda)	2,343	294,257
Safety Insurance Group, Inc.	3,036	244,094
SCOR SE (France)	7,990	321,145
Stewart Information Services Corp.	6,779	286,752
Swiss Re AG (Switzerland)	4,905	458,719
Talanx AG (Germany)	13,778	561,475
Travelers Cos., Inc. (The)	2,619	355,241
Tryg A/S (Denmark)	21,055	526,691
United Fire Group, Inc.	2,015	91,844
Unum Group	3,003	164,835
Validus Holdings Ltd.	9,155	429,553
Zurich Insurance Group AG (Switzerland)	1,499	455,761

		15,005,627

Internet & Direct Marketing Retail — 0.2%
CJ O Shopping Co. Ltd. (South Korea)	326	70,295
GS Home Shopping, Inc. (South Korea)	691	140,138
HSN, Inc.	694	28,003
Liberty Interactive Corp. QVC Group (Class A Stock)*	6,502	158,779

SEE NOTES TO FINANCIAL STATEMENTS.

A367

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail (continued)
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	1,438	$13,553
Liberty Ventures (Class A Stock)*	1,484	80,492
PetMed Express, Inc.(a)	7,040	320,319

		811,579

Internet Software & Services — 0.6%
eBay, Inc.*	7,349	277,351
Facebook, Inc. (Class A Stock)*	4,296	758,072
j2 Global, Inc.	933	70,003
LogMeIn, Inc.	737	84,387
Twitter, Inc.*	33,467	803,543

		1,993,356

IT Services — 1.1%
Amdocs Ltd.	7,669	502,166
Booz Allen Hamilton Holding Corp.	4,691	178,868
Cognizant Technology Solutions Corp. (Class A Stock)	2,004	142,324
Convergys Corp.(a)	12,801	300,824
CSG Systems International, Inc.	4,152	181,941
DST Systems, Inc.	300	18,621
DXC Technology Co.	4,328	410,727
EVERTEC, Inc. (Puerto Rico)	22,728	310,237
Genpact Ltd.	263	8,348
Hackett Group, Inc. (The)	19,470	305,874
Infosys Ltd. (India), ADR(a)	10,204	165,509
International Business Machines Corp.	3,433	526,691
Science Applications International Corp.	1,090	83,461
Travelport Worldwide Ltd.	24,778	323,848
Wipro Ltd. (India), ADR(a)	9,954	54,448

		3,513,887

Leisure Products — 0.1%
Sturm Ruger & Co., Inc.(a)	5,751	321,193

Life Sciences Tools & Services — 0.1%
PRA Health Sciences, Inc.*	2,948	268,474

Machinery — 0.8%
Allison Transmission Holdings, Inc.	931	40,098
Briggs & Stratton Corp.	7,407	187,916
Cummins, Inc.	4,136	730,583
Deere & Co.	3,587	561,401
Douglas Dynamics, Inc.	1,670	63,125
Global Brass & Copper Holdings, Inc.	5,145	170,300
MAN SE (Germany)	4,459	510,247
Nordson Corp.	374	54,754
Parker-Hannifin Corp.	144	28,740
Pentair PLC (United Kingdom)	1,480	104,518
Turk Traktor ve Ziraat Makineleri A/S (Turkey)	1,920	38,508
WABCO Holdings, Inc.*	101	14,494

		2,504,684

Marine — 0.0%
COSCO SHIPPING Energy Transportation Co. Ltd. (China) (Class H Stock)	266,000	145,095

Media — 2.4%
AMC Networks, Inc. (Class A Stock)*(a)	6,171	333,728
Astro Malaysia Holdings Bhd (Malaysia)	257,300	168,499

COMMON STOCKS (continued)	Shares	Value
Media (continued)
CBS Corp. (Class B Stock)	6,731	$397,129
Comcast Corp. (Class A Stock)	63,884	2,558,555
Discovery Communications, Inc. (Class A Stock)*(a)	10,810	241,928
Discovery Communications, Inc. (Class C Stock)*	7,937	168,026
Gannett Co., Inc.	27,013	313,081
Interpublic Group of Cos., Inc. (The)	1,933	38,969
KT Skylife Co. Ltd. (South Korea)	1,767	22,200
Liberty Broadband Corp. (Class A Stock)*	1,007	85,645
Liberty Broadband Corp. (Class C Stock)*	1,938	165,040
Liberty Global PLC (United Kingdom) (Class A Stock)*	1,900	68,095
Liberty Global PLC (United Kingdom) (Class C Stock)*	3,505	118,609
Liberty Global PLC LiLAC (United Kingdom) (Class A Stock)*	446	8,987
Liberty Global PLC LiLAC (United Kingdom) (Class C Stock)*	588	11,695
Liberty Media Corp.-Liberty Braves (Class A Stock)*	147	3,241
Liberty Media Corp.-Liberty Braves (Class C Stock)*	386	8,577
Liberty Media Corp.-Liberty Formula One (Class A Stock)*	602	19,697
Liberty Media Corp.-Liberty Formula One (Class C Stock)*	1,151	39,318
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	2,763	109,581
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	4,863	192,867
Lions Gate Entertainment Corp. (Class B Stock)*	1,010	32,057
Madison Square Garden Co. (The) (Class A Stock)*	1,375	289,919
MSG Networks, Inc. (Class A Stock)*	3,943	79,846
Multiplus SA (Brazil)	5,200	54,867
National CineMedia, Inc.	2,547	17,472
New Media Investment Group, Inc.	2,287	38,376
RTL Group SA (Luxembourg)	4,921	393,086
Scripps Networks Interactive, Inc. (Class A Stock)	3,785	323,163
SES SA (Luxembourg)	20,795	324,226
Time, Inc.	12,826	236,640
Viacom, Inc. (Class B Stock)	577	17,777
Walt Disney Co. (The)	9,904	1,064,779
World Wrestling Entertainment, Inc. (Class A Stock)	1,052	32,170

		7,977,845

Metals & Mining — 0.9%
Alrosa PJSC (Russia)	106,300	138,247
China Steel Corp. (Taiwan)	50,000	41,551
Compass Minerals International, Inc.(a)	2,842	205,335
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	15,623	41,221
Freeport-McMoRan, Inc.*	18,493	350,627
Kaiser Aluminum Corp.	2,833	302,706
Materion Corp.	6,577	319,642

SEE NOTES TO FINANCIAL STATEMENTS.

A368

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
Newmont Mining Corp.	18,026	$676,336
Nucor Corp.	4,075	259,089
POSCO (South Korea)	287	89,272
Royal Gold, Inc.(a)	3,525	289,473
Schnitzer Steel Industries, Inc. (Class A Stock)	4,209	141,002
Severstal PJSC (Russia), GDR	5,720	87,974
Steel Dynamics, Inc.	1,396	60,209

		3,002,684

Mortgage Real Estate Investment Trusts (REITs) — 0.6%
AGNC Investment Corp.	13,644	275,472
Annaly Capital Management, Inc.(a)	43,368	515,646
Anworth Mortgage Asset Corp.	31,738	172,655
Apollo Commercial Real Estate Finance, Inc.(a)	14,343	264,628
Capstead Mortgage Corp.	2,792	24,151
Chimera Investment Corp.	13,132	242,679
CYS Investments, Inc.	28,501	228,863
Dynex Capital, Inc.	7,403	51,895
New Residential Investment Corp.	12,695	226,987

		2,002,976

Multiline Retail — 0.7%
Big Lots, Inc.(a)	5,317	298,550
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	2,133	278,121
Kohl’s Corp.	5,669	307,430
Macy’s, Inc.(a)	3,470	87,409
Matahari Department Store Tbk PT (Indonesia)	47,900	35,189
Nordstrom, Inc.	2,157	102,199
Target Corp.	17,161	1,119,756

		2,228,654

Multi-Utilities — 1.2%
Atco Ltd. (Canada) (Class I Stock)	10,800	386,635
Avista Corp.	6,326	325,726
Canadian Utilities Ltd. (Canada) (Class A Stock)	19,300	574,394
Centrica PLC (United Kingdom)	136,140	252,544
Consolidated Edison, Inc.	4,906	416,765
Engie SA (France)	14,331	246,371
National Grid PLC (United Kingdom)	38,092	449,047
NorthWestern Corp.	5,112	305,186
Public Service Enterprise Group, Inc.	6,803	350,355
Unitil Corp.	1,582	72,171
WEC Energy Group, Inc.	8,931	593,286

		3,972,480

Oil, Gas & Consumable Fuels — 3.2%
Alliance Resource Partners LP, MLP	10,251	201,945
Anadarko Petroleum Corp.	22,024	1,181,367
Andeavor	1,903	217,589
Bangchak Corp. PCL (Thailand), NVDR	58,600	73,204
Caltex Australia Ltd. (Australia)	19,400	513,930
Chevron Corp.	2,777	347,653
China Petroleum & Chemical Corp. (China) (Class H Stock)	1,130,000	827,650

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	304,276	$786,079
Delek US Holdings, Inc.	10,861	379,483
Enagas SA (Spain)	14,205	406,254
Exxon Mobil Corp.	12,816	1,071,930
HollyFrontier Corp.	4,671	239,249
Indo Tambangraya Megah Tbk PT (Indonesia)	86,200	131,254
JXTG Holdings, Inc. (Japan)	107,400	690,186
Marathon Petroleum Corp.	2,448	161,519
Motor Oil Hellas Corinth Refineries SA (Greece)	6,668	150,283
Newfield Exploration Co.*	10,472	330,182
Occidental Petroleum Corp.	3,571	263,040
ONEOK, Inc.	5,048	269,816
PetroChina Co. Ltd. (China) (Class H Stock)	26,000	18,079
Petronas Dagangan Bhd (Malaysia)	27,300	163,277
Polski Koncern Naftowy ORLEN SA (Poland)	3,140	95,440
Polskie Gornictwo Naftowe i Gazownictwo SA (Poland)	18,154	32,787
PTT PCL (Thailand), NVDR	59,100	796,445
Semirara Mining & Power Corp.. (Philippines)	152,120	112,118
Star Petroleum Refining PCL (Thailand), NVDR	236,200	123,721
TC PipeLines LP, MLP	3,468	184,151
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)	4,290	137,479
Valero Energy Corp.	8,088	743,368
Williams Partners LP, MLP	4,346	168,538

		10,818,016

Paper & Forest Products — 0.1%
Schweitzer-Mauduit International, Inc.	3,432	155,676
Suzano Papel e Celulose SA (Brazil)	22,700	127,902

		283,578

Personal Products — 0.0%
Chlitina Holding Ltd. (China)	27,000	136,179

Pharmaceuticals — 2.6%
Allergan PLC	4,915	803,996
AstraZeneca PLC (United Kingdom)	3,127	215,780
Bristol-Myers Squibb Co.	8,701	533,197
China Shineway Pharmaceutical Group Ltd. (China)	21,000	19,584
Consun Pharmaceutical Group Ltd. (China)	171,000	155,028
Eli Lilly & Co.	7,697	650,089
Formosa Laboratories, Inc. (Taiwan)	48,000	111,255
GlaxoSmithKline PLC (United Kingdom)	10,010	177,269
Johnson & Johnson	4,271	596,744
Mallinckrodt PLC*	330	7,445
Merck & Co., Inc.	10,866	611,430
Mitsubishi Tanabe Pharma Corp. (Japan)	20,900	430,751
Novartis AG (Switzerland)	2,591	218,039
Novo Nordisk A/S (Denmark) (Class B Stock)	10,815	581,149
Otsuka Holdings Co. Ltd. (Japan)	8,600	377,172
Pfizer, Inc.	32,272	1,168,892

SEE NOTES TO FINANCIAL STATEMENTS.

A369

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Roche Holding AG (Switzerland)	2,745	$694,089
Sanofi (France)	5,224	449,743
Shionogi & Co. Ltd. (Japan)	4,400	237,754
Teva Pharmaceutical Industries Ltd. (Israel), ADR(a)	11,182	211,899
Tsumura & Co. (Japan)	9,400	311,403
Valeant Pharmaceuticals International, Inc.*	2,943	61,156

		8,623,864

Professional Services — 0.4%
CRA International, Inc.	7,026	315,819
Forrester Research, Inc.	6,130	270,945
Insperity, Inc.	5,460	313,131
Resources Connection, Inc.	17,985	277,868

		1,177,763

Real Estate Management & Development — 0.9%
Ananda Development PCL (Thailand), NVDR	824,700	149,286
China Overseas Land & Investment Ltd. (China)	21,491	68,984
China Vanke Co. Ltd. (China) (Class H Stock)	232,400	924,833
Corp. Inmobiliaria Vesta SAB de CV (Mexico)	124,600	154,875
Daito Trust Construction Co. Ltd. (Japan)	3,400	692,686
Huaku Development Co. Ltd. (Taiwan)	71,000	165,574
Hysan Development Co. Ltd. (Hong Kong)	97,000	514,063
K Wah International Holdings Ltd. (Hong Kong)	144,000	78,525
Pruksa Holding PCL (Thailand), NVDR	84,200	60,737
Quality Houses PCL (Thailand), NVDR	1,522,100	151,234
Realogy Holdings Corp.	809	21,439
Shenzhen Investment Ltd. (China)	212,000	87,768
SP Setia Bhd Group (Malaysia)	60,800	60,124

		3,130,128

Road & Rail — 0.5%
ComfortDelGro Corp. Ltd. (Singapore)	300,200	443,543
Globaltrans Investment PLC (Russia), GDR	19,363	181,819
Norfolk Southern Corp.	2,184	316,462
Union Pacific Corp.	5,449	730,711

		1,672,535

Semiconductors & Semiconductor Equipment — 2.5%
Advanced Semiconductor Engineering, Inc. (Taiwan)	24,749	31,679
Broadcom Ltd.	5,462	1,403,188
Brooks Automation, Inc.	6,280	149,777
Chipbond Technology Corp. (Taiwan)	86,000	162,383
Cohu, Inc.	8,269	181,505
Cree, Inc.*(a)	11,405	423,582
Intel Corp.	11,966	552,350
Marvell Technology Group Ltd. (Bermuda)	9,655	207,293
Maxim Integrated Products, Inc.	10,343	540,732
MKS Instruments, Inc.	3,397	321,017
Novatek Microelectronics Corp. (Taiwan)	150,000	570,249
Phison Electronics Corp. (Taiwan)	11,000	107,475
Powertech Technology, Inc. (Taiwan)	28,000	82,461

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Siliconware Precision Industries Co. Ltd. (Taiwan)	364,000	$614,376
Sitronix Technology Corp. (Taiwan)	22,000	61,747
Skyworks Solutions, Inc.	6,773	643,096
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	142,104	1,088,101
Texas Instruments, Inc.	4,189	437,499
Xilinx, Inc.	2,905	195,855
Xperi Corp.	16,478	402,063

		8,176,428

Software — 1.0%
Asseco Poland SA (Poland)	13,576	171,248
Autodesk, Inc.*	6,666	698,797
CA, Inc.	11,707	389,609
Citrix Systems, Inc.*	4,135	363,879
Microsoft Corp.	10,394	889,103
Nuance Communications, Inc.*	16,104	263,300
Oracle Corp.	9,878	467,032

		3,242,968

Specialty Retail — 1.9%
Aaron’s, Inc.	7,938	316,329
Abercrombie & Fitch Co. (Class A Stock)	10,529	183,520
American Eagle Outfitters, Inc.	14,936	280,797
AutoNation, Inc.*	309	15,861
Best Buy Co., Inc.	12,218	836,566
Big 5 Sporting Goods Corp.(a)	17,233	130,971
CarMax, Inc.*	986	63,232
Chico’s FAS, Inc.	7,993	70,498
Children’s Place, Inc. (The)(a)	2,683	389,974
DSW, Inc. (Class A Stock)	9,863	211,167
Foot Locker, Inc.	6,388	299,469
GameStop Corp. (Class A Stock)(a)	5,421	97,307
Gap, Inc. (The)(a)	1,319	44,925
Home Depot, Inc. (The)	3,264	618,626
Lowe’s Cos., Inc.	2,829	262,927
O’Reilly Automotive, Inc.*	554	133,259
Rent-A-Center, Inc.(a)	12,248	135,953
Ross Stores, Inc.	3,868	310,407
Shoe Carnival, Inc.	1,152	30,816
TJX Cos., Inc. (The)	8,277	632,859
Tractor Supply Co.	809	60,473
USS Co. Ltd. (Japan)	13,709	289,901
Williams-Sonoma, Inc.(a)	6,202	320,643
Yamada Denki Co. Ltd. (Japan)(a)	91,200	502,263

		6,238,743

Technology Hardware, Storage & Peripherals — 2.8%
Apple, Inc.	14,598	2,470,420
Asustek Computer, Inc. (Taiwan)	55,000	515,901
Compal Electronics, Inc. (Taiwan)	985,000	704,050
Foxconn Technology Co. Ltd. (Taiwan)	12,231	34,861
HP, Inc.	7,710	161,987
Lite-On Technology Corp. (Taiwan)	507,245	689,967
Neopost SA (France)	7,679	220,808
NetApp, Inc.	1,425	78,831
Pegatron Corp. (Taiwan)	203,000	489,110

SEE NOTES TO FINANCIAL STATEMENTS.

A370

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Samsung Electronics Co. Ltd. (South Korea)	340	$807,810
Seagate Technology PLC(a)	25,157	1,052,569
Western Digital Corp.	17,643	1,403,148
Xerox Corp.	19,705	574,401

		9,203,863

Textiles, Apparel & Luxury Goods — 1.0%
361 Degrees International Ltd. (China)	302,000	104,131
Carter’s, Inc.	407	47,818
Culp, Inc.	2,217	74,270
Hanesbrands, Inc.(a)	2,437	50,958
Li & Fung Ltd. (Hong Kong)	712,000	390,146
MC Group PCL (Thailand), NVDR	311,200	150,889
Michael Kors Holdings Ltd.*	2,242	141,134
Movado Group, Inc.	5,463	175,909
Oxford Industries, Inc.	4,786	359,859
Ralph Lauren Corp.(a)	6,700	694,723
Tapestry, Inc.	7,355	325,312
Wolverine World Wide, Inc.	2,853	90,954
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	143,600	563,824

		3,169,927

Thrifts & Mortgage Finance — 0.1%
New York Community BanCorp., Inc.	6,275	81,701
Oritani Financial Corp.(a)	15,157	248,575

		330,276

Tobacco — 0.9%
Altria Group, Inc.	9,298	663,970
British American Tobacco Malaysia Bhd (Malaysia)	3,500	34,568
British American Tobacco PLC (United Kingdom)	6,805	460,009
Gudang Garam Tbk PT (Indonesia)	27,400	169,234
Imperial Brands PLC (United Kingdom)	15,917	678,932
Japan Tobacco, Inc. (Japan)(a)	7,600	244,744
KT&G Corp. (South Korea)	5,801	625,037
Vector Group Ltd.	6,815	152,520

		3,029,014

Trading Companies & Distributors — 1.1%
Applied Industrial Technologies, Inc.	4,858	330,830
Marubeni Corp. (Japan)	83,000	600,064
Mitsui & Co. Ltd. (Japan)	48,700	790,081
MSC Industrial Direct Co., Inc. (Class A Stock)	1,718	166,062
NOW, Inc.*	7,329	80,839
Sumitomo Corp. (Japan)	36,000	610,623
W.W. Grainger, Inc.(a)	3,983	940,984

		3,519,483

Transportation Infrastructure — 0.6%
Beijing Capital International Airport Co. Ltd. (China) (Class H Stock)	498,000	749,576
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	5,200	53,421
Hutchison Port Holdings Trust (Hong Kong), UTS	1,906,900	789,443

COMMON STOCKS (continued)	Shares	Value
Transportation Infrastructure (continued)
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	80,000	$121,624
Shenzhen Expressway Co. Ltd. (China) (Class H Stock)	40,000	40,539
TAV Havalimanlari Holding A/S (Turkey)	24,999	147,964

		1,902,567

Water Utilities — 0.2%
Guangdong Investment Ltd. (China)	104,000	139,048
Severn Trent PLC (United Kingdom)	11,945	348,060
TTW PCL (Thailand), NVDR	113,800	43,997

		531,105

Wireless Telecommunication Services — 0.6%
China Mobile Ltd. (China)	13,500	136,513
Far EasTone Telecommunications Co. Ltd. (Taiwan)	19,000	46,907
Intouch Holdings PCL (Thailand), NVDR	78,300	134,951
KDDI Corp. (Japan)	13,000	322,914
NTT DOCOMO, Inc. (Japan)	17,100	404,312
Rogers Communications, Inc. (Canada) (Class B Stock)	9,500	484,069
SK Telecom Co. Ltd. (South Korea)	320	79,782
Taiwan Mobile Co. Ltd. (Taiwan)	139,000	501,511

		2,110,959

TOTAL COMMON STOCKS (cost $214,074,194)		239,641,412

PREFERRED STOCKS — 0.1%
Banks — 0.1%
Banco Bradesco SA (Brazil) (PRFC B)	17,710	180,725

Oil, Gas & Consumable Fuels — 0.0%
Transneft PJSC (Russia)	39	121,536

TOTAL PREFERRED STOCKS (cost $264,560)		302,261

UNAFFILIATED EXCHANGE TRADED FUNDS — 0.3%
iShares Russell 1000 Value Fund ETF	1,354	168,357
iShares Russell 2000 Index Fund ETF	6,344	967,206

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $994,994)		1,135,563

TOTAL LONG-TERM INVESTMENTS (cost $261,432,497)		290,248,257

SEE NOTES TO FINANCIAL STATEMENTS.

A371

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
SHORT-TERM INVESTMENTS — 17.0%
AFFILIATED MUTUAL FUNDS — 7.1%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	8,457,637	$8,457,637
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $15,164,852; includes $15,146,485 of cash collateral for securities on loan)(b)(w)	15,163,803	15,163,803

TOTAL AFFILIATED MUTUAL FUNDS
(cost $23,622,489)		23,621,440

UNAFFILIATED FUND — 0.7%
Fidelity Investments Money Market Funds - Treasury Only Portfolio (cost $2,292,851)	2,292,851	2,292,851

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATION(n) — 9.2%
U.S. Treasury Bills 1.494% (cost $30,772,229)	06/28/18	31,000	$30,770,232

TOTAL SHORT-TERM INVESTMENTS (cost $56,687,569)			56,684,523

TOTAL INVESTMENTS — 104.1% (cost $318,120,066)			346,932,780
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (4.1)%			(13,702,736)

NET ASSETS — 100.0%			$333,230,044

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $14,674,110; cash collateral of $15,146,485 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
244	S&P 500 E-Mini Index	Mar. 2018	$32,382,350	$32,647,200	$264,850

Cash of $1,212,126 has been segregated with UBS AG to cover requirements for open futures contracts at December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A372

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$72,790,461	$—	$—
Common Stocks	157,233,621	82,407,791	—
Preferred Stocks	180,725	121,536	—
Unaffiliated Exchange Traded Funds	1,135,563	—	—
Unaffiliated Fund	2,292,851	—	—
U.S. Treasury Obligation	—	30,770,232	—
Other Financial Instruments*
Futures Contracts	264,850	—	—

Total	$233,898,071	$113,299,559	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (4.5% represents investments purchased with collateral from securities on loan)	21.9%
U.S. Treasury Obligation	9.2
Banks	5.9
Insurance	4.5
Oil, Gas & Consumable Fuels	3.2
Technology Hardware, Storage & Peripherals	2.8
Pharmaceuticals	2.6
Food & Staples Retailing	2.5
Semiconductors & Semiconductor Equipment	2.5
Health Care Providers & Services	2.4
Media	2.4
Food Products	2.3
Electric Utilities	2.2
Diversified Telecommunication Services	2.0
Specialty Retail	1.9
Hotels, Restaurants & Leisure	1.9
Aerospace & Defense	1.6
Biotechnology	1.5
Equity Real Estate Investment Trusts (REITs)	1.4
Chemicals	1.2
Multi-Utilities	1.2
Electronic Equipment, Instruments & Components	1.1
Construction & Engineering	1.1
Capital Markets	1.1
Trading Companies & Distributors	1.1
IT Services	1.1
Beverages	1.0
Software	1.0
Textiles, Apparel & Luxury Goods	1.0
Real Estate Management & Development	0.9
Tobacco	0.9
Metals & Mining	0.9
Commercial Services & Supplies	0.8
Household Durables	0.8
Health Care Equipment & Supplies	0.8
Household Products	0.8
Machinery	0.8

Unaffiliated Fund	0.7%
Industrial Conglomerates	0.7
Multiline Retail	0.7
Automobiles	0.6
Wireless Telecommunication Services	0.6
Mortgage Real Estate Investment Trusts (REITs)	0.6
Internet Software & Services	0.6
Containers & Packaging	0.6
Transportation Infrastructure	0.6
Communications Equipment	0.5
Road & Rail	0.5
Diversified Consumer Services	0.5
Energy Equipment & Services	0.5
Auto Components	0.4
Airlines	0.4
Air Freight & Logistics	0.4
Professional Services	0.4
Consumer Finance	0.3
Unaffiliated Exchange Traded Funds	0.3
Gas Utilities	0.3
Independent Power & Renewable Electricity Producers	0.3
Internet & Direct Marketing Retail	0.2
Construction Materials	0.2
Water Utilities	0.2
Electrical Equipment	0.1
Building Products	0.1
Thrifts & Mortgage Finance	0.1
Leisure Products	0.1
Health Care Technology	0.1
Paper & Forest Products	0.1
Life Sciences Tools & Services	0.1
Marine	0.0 *
Personal Products	0.0 *

104.1
Liabilities in excess of other assets	(4.1)

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A373

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$264,850	*	—	$—

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$2,135	$4,266,111
Interest rate contracts	—	43

Total	$2,135	$4,266,154

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$418,518

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)
$25,578,794

(1)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$14,674,110	$(14,674,110)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A374

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $14,674,110:
Unaffiliated investments (cost $248,398,828)	$274,142,319
Affiliated investments (cost $69,721,238)	72,790,461
Cash	9,401
Foreign currency, at value (cost $19,668)	19,675
Deposit with broker for futures	1,212,126
Receivable for fund share sold	537,539
Dividends and interest receivable	445,018
Tax reclaim receivable	112,225
Receivable for investments sold	110,785
Receivable from affiliate	9,306
Prepaid expenses	1,589

Total Assets	349,390,444

LIABILITIES:
Payable to broker for collateral for securities on loan	15,146,485
Payable for investments purchased	681,732
Due to broker-variation margin futures	118,340
Management fees payable	110,890
Accrued expenses and other liabilities	90,964
Distribution fee payable	11,624
Affiliated transfer agent fee payable	365

Total Liabilities	16,160,400

NET ASSETS	$333,230,044

Net assets were comprised of:
Paid-in capital	$289,961,532
Retained earnings	43,268,512

Net assets, December 31, 2017	$333,230,044

Net asset value and redemption price per share, $333,230,044 / 27,057,864 outstanding shares of beneficial interest	$12.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $336,070, of which $18,340 is reimbursable by an affiliate)	$5,763,546
Interest income	189,343
Affiliated dividend income	122,754
Income from securities lending, net (including affiliated income of $32,560)	58,006

6,133,649

EXPENSES
Management fees	1,901,634
Distribution fee	649,022
Custodian and accounting fees	227,959
Audit fee	30,248
Legal fees and expenses	12,345
Trustees’ fees	12,200
Shareholders’ reports	8,439
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,216
Miscellaneous	44,436

Total expenses	2,893,499
Less: Management fee waivers and/or expense reimbursement	(312,035)
Less: distribution fee waiver	(96,210)

Net expenses	2,485,254

NET INVESTMENT INCOME (LOSS)	3,648,395

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,640))	3,208,320
Futures transactions	4,266,154
Foreign currency transactions	7,271

7,481,745

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,355,255)	23,449,253
Futures	418,518
Foreign currencies	7,776

23,875,547

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	31,357,292

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,005,687

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$3,648,395	$1,613,540
Net realized gain (loss) on investment and foreign currency transactions.	7,481,745	793,036
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	23,875,547	7,597,252

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	35,005,687	10,003,828

FUND SHARE TRANSACTIONS:
Fund share sold [9,831,181 and 10,975,813 shares, respectively]	113,163,699	113,049,215
Fund share repurchased [135,694 and 2,097,252 shares, respectively]	(1,571,003)	(20,124,119)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	111,592,696	92,925,096

TOTAL INCREASE (DECREASE) IN NET ASSETS	146,598,383	102,928,924
NET ASSETS:
Beginning of year	186,631,661	83,702,737

End of year	$333,230,044	$186,631,661

SEE NOTES TO FINANCIAL STATEMENTS.

A375

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 88.0%
COMMON STOCKS — 62.3%	Shares	Value
Aerospace & Defense — 1.2%
Airbus SE (France)	5,400	$536,687
Boeing Co. (The)	12,850	3,789,594
Embraer SA (Brazil), ADR(a)	47,800	1,143,854
Hexcel Corp.	63,268	3,913,126
Safran SA (France)	7,395	762,760

		10,146,021

Airlines — 0.8%
American Airlines Group, Inc.	19,935	1,037,218
Copa Holdings SA (Panama) (Class A Stock)	3,590	481,275
Delta Air Lines, Inc.	49,690	2,782,640
Japan Airlines Co. Ltd. (Japan)	37,200	1,453,399
Qantas Airways Ltd. (Australia)	211,200	828,126
Ryanair Holdings PLC (Ireland), ADR*	4,882	508,656

		7,091,314

Auto Components — 1.0%
Bridgestone Corp. (Japan)(a)	20,600	953,414
Continental AG (Germany)	2,714	729,739
Denso Corp. (Japan)	15,800	946,559
GKN PLC (United Kingdom)	380,300	1,635,407
Hyundai Mobis Co. Ltd. (South Korea)	2,121	521,157
Lear Corp.	13,380	2,363,711
Magna International, Inc. (Canada)	11,413	646,827
Toyota Industries Corp. (Japan)	18,900	1,211,470

		9,008,284

Automobiles — 0.1%
BYD Co. Ltd. (China) (Class H Stock)(a)	60,000	521,250

Banks — 6.0%
Akbank Turk A/S (Turkey)	154,080	399,868
Banco Bradesco SA (Brazil), ADR	61,353	628,255
Bancolombia SA (Colombia), ADR(a)	12,695	503,484
Bank of America Corp.	428,314	12,643,829
Bank of the Ozarks(a)	47,170	2,285,387
Barclays PLC (United Kingdom)	262,965	719,831
Citigroup, Inc.	82,345	6,127,292
Citizens Financial Group, Inc.	94,683	3,974,792
DBS Group Holdings Ltd. (Singapore)	119,000	2,201,058
DNB ASA (Norway)	50,702	938,566
Erste Group Bank AG (Austria)*	13,127	568,865
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	92,800	509,391
HDFC Bank Ltd. (India), ADR	10,083	1,025,139
HSBC Holdings PLC (United Kingdom), (QMTF)	75,029	774,903
HSBC Holdings PLC (United Kingdom), (XHKG)	166,900	1,715,952
ICICI Bank Ltd. (India), ADR	78,838	767,094
JPMorgan Chase & Co.	63,850	6,828,119
KBC Group NV (Belgium)	14,900	1,269,676
Komercni banka A/S (Czech Republic)	7,567	324,681
Mediobanca SpA (Italy)	98,000	1,110,409
PNC Financial Services Group, Inc. (The)	25,790	3,721,239
Resona Holdings, Inc. (Japan)	233,100	1,388,990
Societe Generale SA (France)	9,246	476,681

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Sumitomo Mitsui Financial Group, Inc. (Japan)	40,500	$1,745,733

		52,649,234

Beverages — 1.7%
Coca-Cola Amatil Ltd. (Australia)	133,500	884,420
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	22,100	806,399
Constellation Brands, Inc. (Class A Stock)	11,510	2,630,841
Diageo PLC (United Kingdom)	25,645	939,999
Heineken Holding NV (Netherlands)	19,300	1,908,191
Heineken NV (Netherlands)	7,156	745,991
Molson Coors Brewing Co. (Class B Stock)	45,452	3,730,246
Monster Beverage Corp.*	19,830	1,255,041
PepsiCo, Inc.	16,880	2,024,250

		14,925,378

Biotechnology — 2.0%
AbbVie, Inc.	76,058	7,355,569
Alexion Pharmaceuticals, Inc.*	6,725	804,243
Amgen, Inc.	23,785	4,136,212
Celgene Corp.*	25,135	2,623,089
Foundation Medicine, Inc.*(a)	8,475	577,995
Shire PLC	16,024	830,380
Vertex Pharmaceuticals, Inc.*	5,110	765,785

		17,093,273

Building Products — 0.7%
Builders FirstSource, Inc.*	34,040	741,732
Johnson Controls International PLC	114,838	4,376,476
Owens Corning	10,695	983,298

		6,101,506

Capital Markets — 2.2%
Ameriprise Financial, Inc.	7,205	1,221,031
Azimut Holding SpA (Italy)	38,700	740,373
Credit Suisse Group AG (Switzerland), ADR(a)	38,486	686,975
Daiwa Securities Group, Inc. (Japan)	222,600	1,392,700
Deutsche Boerse AG (Germany)	15,200	1,759,327
Macquarie Group Ltd. (Australia)	10,900	843,059
Morgan Stanley	147,598	7,744,468
Raymond James Financial, Inc.	32,480	2,900,464
State Street Corp.	6,205	605,670
UBS Group AG (Switzerland)*	75,500	1,387,143

		19,281,210

Chemicals — 1.7%
Arkema SA (France)	9,397	1,144,126
Celanese Corp. (Class A Stock)	20,090	2,151,237
Denka Co. Ltd. (Japan)	23,000	917,794
DowDuPont, Inc.	85,921	6,119,294
FMC Corp.	8,070	763,906
Kuraray Co. Ltd. (Japan)	57,500	1,082,606
LANXESS AG (Germany)	11,000	871,961
Methanex Corp. (Canada)	10,105	611,858
Toray Industries, Inc. (Japan)	72,800	685,216

		14,347,998

SEE NOTES TO FINANCIAL STATEMENTS.

A376

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies — 0.1%
Secom Co. Ltd. (Japan)	9,200	$694,075

Communications Equipment — 0.5%
Cisco Systems, Inc.	104,930	4,018,819

Construction & Engineering — 0.2%
Boskalis Westminster (Netherlands)	19,300	727,291
EMCOR Group, Inc.	7,200	588,599
MasTec, Inc.*	15,460	756,767

		2,072,657

Construction Materials — 0.5%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	117,000	549,167
Martin Marietta Materials, Inc.	15,187	3,356,934
Summit Materials, Inc. (Class A Stock)*	20,209	635,371

		4,541,472

Consumer Finance — 0.9%
American Express Co.	37,840	3,757,890
Discover Financial Services	40,301	3,099,953
FirstCash, Inc.	8,825	595,246
Green Dot Corp. (Class A Stock)*	10,690	644,179

		8,097,268

Containers & Packaging — 0.2%
Smurfit Kappa Group PLC (Ireland)	47,068	1,596,459

Distributors — 0.1%
Inchcape PLC (United Kingdom)	73,900	778,494

Diversified Financial Services — 0.6%
Challenger Ltd. (Australia)	63,300	690,318
First Pacific Co. Ltd. (Hong Kong)	566,975	385,405
Groupe Bruxelles Lambert SA (Belgium)	11,700	1,262,203
Investor AB (Sweden) (Class B Stock)	11,484	523,759
ORIX Corp. (Japan)	118,300	1,994,642
Standard Life Aberdeen PLC (United Kingdom)	89,800	528,204

		5,384,531

Diversified Telecommunication Services — 0.8%
AT&T, Inc.	77,180	3,000,758
Inmarsat PLC (United Kingdom)	139,900	925,409
Nippon Telegraph & Telephone Corp. (Japan)	21,700	1,020,206
TDC A/S (Denmark)	207,400	1,273,997
Verizon Communications, Inc.	20,145	1,066,274

		7,286,644

Electric Utilities — 0.9%
American Electric Power Co., Inc.	43,020	3,164,981
Exelon Corp.	73,750	2,906,488
PG&E Corp.	45,240	2,028,109

		8,099,578

Electrical Equipment — 0.8%
ABB Ltd. (Switzerland)	49,500	1,325,825
AMETEK, Inc.	43,413	3,146,140
Prysmian SpA (Italy)	47,897	1,560,726
Siemens Gamesa Renewable Energy SA (Spain)	49,900	683,304

		6,715,995

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components — 1.2%
Flex Ltd.*	48,600	$874,314
Hitachi Ltd. (Japan)	306,100	2,374,785
Hon Hai Precision Industry Co. Ltd. (Taiwan)	213,100	677,571
Universal Display Corp.(a)	35,847	6,188,985

		10,115,655

Energy Equipment & Services — 0.5%
Core Laboratories NV(a)	6,706	734,642
Halliburton Co.	27,350	1,336,595
Schoeller-Bleckmann Oilfield Equipment AG (Austria)*	5,538	564,445
TechnipFMC PLC (United Kingdom)	45,400	1,421,474

		4,057,156

Equity Real Estate Investment Trusts (REITs) — 0.1%
British Land Co. PLC (The) (United Kingdom)	129,000	1,201,421

Food & Staples Retailing — 0.4%
Costco Wholesale Corp.	7,555	1,406,137
FamilyMart UNY Holdings Co. Ltd. (Japan)	8,900	623,340
METRO AG (Germany)*	38,100	758,901
Tesco PLC (United Kingdom)	250,400	708,412

		3,496,790

Food Products — 0.7%
Indofood Sukses Makmur Tbk PT (Indonesia)	496,500	278,927
JBS SA (Brazil)	47,000	138,998
Nestle SA (Switzerland)	30,567	2,628,036
Tyson Foods, Inc. (Class A Stock)	34,730	2,815,561

		5,861,522

Health Care Equipment & Supplies — 0.7%
Arjo AB (Sweden) (Class B Stock)*	15,699	44,802
Danaher Corp.	36,330	3,372,151
Getinge AB (Sweden) (Class B Stock)	35,388	513,152
Koninklijke Philips NV (Netherlands)	50,616	1,911,188

		5,841,293

Health Care Providers & Services — 2.2%
Aetna, Inc.	15,920	2,871,809
AmerisourceBergen Corp.	7,475	686,355
Humana, Inc.	4,520	1,121,276
McKesson Corp.	15,630	2,437,499
Sonic Healthcare Ltd. (Australia)	66,200	1,177,263
UnitedHealth Group, Inc.	48,572	10,708,183

		19,002,385

Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	13,571	900,707
MGM China Holdings Ltd. (Macau)	169,400	511,195
Royal Caribbean Cruises Ltd.	25,600	3,053,566
Sodexo SA (France)	5,413	725,657
Starbucks Corp.	47,877	2,749,576
TUI AG (Germany)	56,900	1,168,014
Wyndham Worldwide Corp.	27,885	3,231,035
Wynn Resorts Ltd.	6,750	1,137,983

		13,477,733

SEE NOTES TO FINANCIAL STATEMENTS.

A377

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (Continued)	Shares	Value
Household Durables — 1.0%
Lennar Corp. (Class A Stock)(a)	43,480	$2,749,675
Lennar Corp. (Class B Stock)	976	50,440
Mohawk Industries, Inc.*	3,365	928,404
PulteGroup, Inc.(a)	99,210	3,298,733
Sony Corp. (Japan)	39,300	1,763,897

		8,791,149

Industrial Conglomerates — 0.5%
CK Hutchison Holdings Ltd. (Hong Kong)	131,400	1,646,482
DCC PLC (United Kingdom)	11,000	1,107,006
Siemens AG (Germany)	13,105	1,814,483

		4,567,971

Insurance — 2.7%
Allianz SE (Germany)	5,221	1,194,811
Allstate Corp. (The)	34,990	3,663,803
American International Group, Inc.	37,725	2,247,656
Aviva PLC (United Kingdom)	266,038	1,814,460
China Life Insurance Co. Ltd. (China) (Class H Stock)	217,000	676,717
Chubb Ltd.	17,172	2,509,344
Everest Re Group Ltd.	3,040	672,630
Hartford Financial Services Group, Inc. (The)	48,970	2,756,032
Lincoln National Corp.	38,110	2,929,516
MetLife, Inc.	64,503	3,261,272
MS&AD Insurance Group Holdings, Inc. (Japan)	42,000	1,416,679
Talanx AG (Germany)	16,500	672,401

		23,815,321

Internet & Direct Marketing Retail — 0.7%
Amazon.com, Inc.* 3,470 4,058,061
Liberty Ventures (Class A Stock)*	8,865	480,838
Netflix, Inc.*	6,925	1,329,323

		5,868,222

Internet Software & Services — 1.6%
Alphabet, Inc. (Class A Stock)*	5,610	5,909,573
Alphabet, Inc. (Class C Stock)*	4,347	4,548,701
Facebook, Inc. (Class A Stock)*	20,010	3,530,965

		13,989,239

IT Services — 1.6%
Amadeus IT Group SA (Spain)	14,774	1,063,171
DXC Technology Co.	33,970	3,223,752
Mastercard, Inc. (Class A Stock)	3,225	488,136
Square, Inc. (Class A Stock)*	5,330	184,791
Vantiv, Inc. (Class A Stock)*(a)	8,045	591,710
Visa, Inc. (Class A Stock)(a)	69,848	7,964,069

		13,515,629

Leisure Products — 0.1%
Polaris Industries, Inc.(a)	4,315	535,017

Life Sciences Tools & Services — 0.2%
ICON PLC*	15,278	1,713,427

Machinery — 1.7%
Cummins, Inc.	17,150	3,029,376
Deere & Co.	25,005	3,913,533
FANUC Corp. (Japan)	5,900	1,415,389

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Ingersoll-Rand PLC	38,101	$3,398,228
Meritor, Inc.*	20,545	481,986
Mitsubishi Heavy Industries Ltd. (Japan)	20,700	771,780
Oshkosh Corp.	11,180	1,016,150
Terex Corp.	10,720	516,918

		14,543,360

Marine — 0.1%
AP Moller—Maersk A/S (Denmark) (Class B Stock)	600	1,045,793

Media — 1.3%
Comcast Corp. (Class A Stock)	120,755	4,836,238
ITV PLC (United Kingdom)	203,214	453,497
Mediaset Espana Comunicacion SA (Spain)	65,800	737,936
Publicis Groupe SA (France)	26,626	1,804,898
Sirius XM Holdings, Inc.(a)	96,320	516,275
UBM PLC (United Kingdom)	60,577	609,876
Vivendi SA (France)	77,500	2,080,058
Walt Disney Co. (The)	4,860	522,499

		11,561,277

Metals & Mining — 0.8%
ArcelorMittal (Luxembourg)*	44,200	1,433,988
BHP Billiton Ltd. (Australia), ADR(a)	8,156	375,094
BHP Billiton PLC (Australia), ADR	20,300	818,090
Freeport-McMoRan, Inc.*	36,335	688,912
Norsk Hydro ASA (Norway)	87,814	665,701
Rio Tinto PLC (United Kingdom), ADR(a)	11,772	623,092
South32 Ltd. (Australia)	324,000	878,218
Steel Dynamics, Inc.	20,395	879,636
voestalpine AG (Austria)	12,418	741,390

		7,104,121

Multi-Utilities — 0.5%
Engie SA (France)	112,700	1,937,478
National Grid PLC (United Kingdom)	81,323	958,676
Veolia Environnement SA (France)	63,200	1,611,543

		4,507,697

Oil, Gas & Consumable Fuels — 3.2%
Anadarko Petroleum Corp.	36,705	1,968,856
Chevron Corp.	43,310	5,421,979
Devon Energy Corp.	12,740	527,435
Eni SpA (Italy)	74,500	1,232,818
EOG Resources, Inc.	7,665	827,130
Exxon Mobil Corp.	54,700	4,575,108
JXTG Holdings, Inc. (Japan)	279,000	1,792,940
Marathon Petroleum Corp.	41,320	2,726,294
Occidental Petroleum Corp.	49,033	3,611,771
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	16,475	549,029
Statoil ASA (Norway), ADR(a)	32,368	693,323
TOTAL SA (France)	19,200	1,059,836
Valero Energy Corp.	35,790	3,289,459

		28,275,978

Personal Products — 0.2%
Unilever PLC (United Kingdom)	27,503	1,525,482

SEE NOTES TO FINANCIAL STATEMENTS.

A378

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals — 2.6%
Allergan PLC	35,083	$5,738,878
Astellas Pharma, Inc. (Japan)	123,900	1,573,936
Bayer AG (Germany)	7,600	944,398
Bristol-Myers Squibb Co.	13,155	806,138
Merck KGaA (Germany)	12,700	1,363,174
Novartis AG (Switzerland)	30,367	2,555,459
Novartis AG (Switzerland), ADR	10,491	880,824
Pfizer, Inc.	116,070	4,204,055
Roche Holding AG (Switzerland)	3,062	774,243
Sanofi (France)	17,858	1,537,426
Shanghai Fosun Pharmaceutical Group Co. Ltd. (China) (Class H Stock)	133,000	852,884
Zoetis, Inc.	13,915	1,002,437

		22,233,852

Professional Services — 0.1%
RELX NV (United Kingdom)	26,423	607,316

Real Estate Management & Development — 0.5%
CBRE Group, Inc. (Class A Stock)*	62,040	2,686,952
CK Asset Holdings Ltd. (Hong Kong)	118,800	1,035,600
Savills PLC (United Kingdom)	22,600	302,449
Vonovia SE (Germany)	8,799	435,965

		4,460,966

Road & Rail — 0.1%
CSX Corp.	21,045	1,157,685

Semiconductors & Semiconductor Equipment — 2.6%
Advanced Semiconductor Engineering, Inc. (Taiwan)	457,487	585,597
Applied Materials, Inc.	118,531	6,059,305
Broadcom Ltd.	12,185	3,130,326
Infineon Technologies AG (Germany)	67,600	1,841,027
Intel Corp.	90,830	4,192,713
Lam Research Corp.	3,635	669,094
Marvell Technology Group Ltd. (Bermuda)	158,991	3,413,537
Micron Technology, Inc.*	19,630	807,186
ON Semiconductor Corp.*	37,695	789,333
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	104,000	796,336

		22,284,454

Software — 3.0%
Adobe Systems, Inc.*	7,400	1,296,775
Check Point Software Technologies Ltd. (Israel)*(a)	8,455	876,107
FireEye, Inc.*(a)	38,040	540,167
Intuit, Inc.	4,965	783,378
Micro Focus International PLC (United Kingdom)	25,380	862,583
Microsoft Corp.	176,654	15,110,984
PTC, Inc.*	47,336	2,876,609
SAP SE (Germany)	17,000	1,901,876
Square Enix Holdings Co. Ltd. (Japan)	21,200	1,005,894
VMware, Inc. (Class A Stock)*(a)	6,600	827,112

		26,081,485

Specialty Retail — 1.8%
Best Buy Co., Inc.	50,320	3,445,410
CECONOMY AG (Germany)	50,800	766,705

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (continued)
Children’s Place, Inc. (The)(a)	3,905	$567,592
Home Depot, Inc. (The)	58,024	10,997,289

		15,776,996

Technology Hardware, Storage & Peripherals — 2.6%
Apple, Inc.	107,863	18,253,655
FUJIFILM Holdings Corp. (Japan)	18,800	767,133
HP, Inc.	35,675	749,532
Samsung Electronics Co. Ltd. (South Korea)	699	1,660,762
Western Digital Corp.	19,700	1,566,741

		22,997,823

Textiles, Apparel & Luxury Goods — 0.5%
PVH Corp.	25,060	3,438,483
VF Corp.	14,835	1,097,790

		4,536,273

Tobacco — 0.7%
Altria Group, Inc.	60,840	4,344,583
Imperial Brands PLC (United Kingdom)	42,506	1,813,074

		6,157,657

Trading Companies & Distributors — 0.6%
Rexel SA (France)	27,100	490,697
United Rentals, Inc.*	24,185	4,157,643
W.W. Grainger, Inc.	3,635	858,769

		5,507,109

Water Utilities — 0.1%
Guangdong Investment Ltd. (China)	683,000	913,173

Wireless Telecommunication Services — 0.5%
China Mobile Ltd. (China)	105,800	1,069,854
Rogers Communications, Inc. (Canada) (Class B Stock)	7,231	368,275
SoftBank Group Corp. (Japan)	14,400	1,140,056
T-Mobile US, Inc.*	11,780	748,148
Vodafone Group PLC (United Kingdom)	429,148	1,356,532

		4,682,865

TOTAL COMMON STOCKS (cost $433,969,489)		542,262,752

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 2.4%
Automobiles — 0.9%
Ally Auto Receivables Trust,
Series 2015-1, Class A3
1.390%	09/16/19	52	52,158
Series 2015-2, Class A3
1.490%	11/15/19	69	68,932
Series 2016-1, Class A3
1.470%	04/15/20	62	61,473
Series 2017-2, Class A2
1.490%	11/15/19	151	151,165
Series 2017-3, Class A3
1.740%	09/15/21	890	884,963

SEE NOTES TO FINANCIAL STATEMENTS.

A379

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
AmeriCredit Automobile Receivables Trust,
Series 2016-1, Class B
2.300%	03/08/21	303	$303,384
Series 2017-1, Class A2A
1.510%	05/18/20	43	42,761
ARI Fleet Lease Trust,
Series 2017-A, Class A2, 144A
1.910%	04/15/26	970	967,839
BMW Vehicle Lease Trust,
Series 2015-2, Class A3
1.400%	09/20/18	8	7,759
Series 2016-1, Class A3
1.340%	01/22/19	87	87,288
CarMax Auto Owner Trust,
Series 2013-4, Class C
1.950%	09/16/19	78	78,001
Series 2016-3, Class A3
1.390%	05/17/21	443	439,224
Series 2017-1, Class A3
1.980%	11/15/21	235	234,459
Chrysler Capital Auto Receivables Trust,
Series 2016-BA, Class A3, 144A
1.640%	07/15/21	112	111,517
Drive Auto Receivables Trust,
Series 2016-CA, Class A3, 144A
1.670%	11/15/19	34	34,136
Series 2017-3, Class A2A
1.650%	08/15/19	209	208,862
Enterprise Fleet Financing LLC,
Series 2017-1, Class A2, 144A
2.130%	07/20/22	196	195,698
Ford Credit Auto Lease Trust,
Series 2017-B, Class A1
1.350%	11/15/18	474	473,674
GM Financial Automobile Leasing Trust,
Series 2015-2, Class A3
1.680%	12/20/18	174	174,268
Series 2016-2, Class A3
1.620%	09/20/19	689	688,037
Series 2017-1, Class A2A
1.670%	09/20/19	129	129,225
Series 2017-3, Class A4
2.120%	09/20/21	820	816,097
GM Financial Consumer Automobile,
Series 2017-1A, Class A2A, 144A
1.510%	03/16/20	283	282,324
Honda Auto Receivables Owner Trust,
Series 2017-3, Class A1
1.280%	10/18/18	60	60,474
Nissan Auto Lease Trust,
Series 2017-B, Class A2B, 1 Month LIBOR + 0.210%
1.687%(c)	12/16/19	246	246,092
Nissan Master Owner Trust Receivables,
Series 2017-C, Class A, 1 Month LIBOR + 0.320%
1.797%(c)	10/17/22	677	678,344

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
World Omni Automobile Lease Securitization Trust,
Series 2017-A, Class A2
1.680%	12/16/19	95	$94,889

			7,573,043

Credit Cards — 0.3%
Capital One Multi-Asset Execution Trust,
Series 2017-A6, Class A6
2.290%	07/15/25	283	281,039
Synchrony Credit Card Master Note Trust,
Series 2012-7, Class A
1.760%	09/15/22	475	471,490
Series 2016-1, Class A
2.040%	03/15/22	770	769,743
World Financial Network Credit Card Master Trust,
Series 2013-A, Class A
1.610%	12/15/21	745	744,849

			2,267,121

Equipment — 0.3%
CLI Funding V LLC,
Series 2014-2A, Class A, 144A
3.380%	10/18/29	672	669,879
CLI Funding VI LLC,
Series 2017-1A, Class A, 144A
3.620%	05/18/42	234	234,401
CNH Equipment Trust,
Series 2017-A, Class A2
1.640%	07/15/20	287	286,977
Cronos Containers Program I Ltd. (Bermuda),
Series 2014-2A, Class A, 144A
3.270%	11/18/29	657	653,077
Dell Equipment Finance Trust,
Series 2017-2, Class A2A, 144A
1.970%	02/24/20	247	246,507
FRS I LLC,
Series 2013-1A, Class A1, 144A
1.800%	04/15/43	155	153,642
Textainer Marine Containers V Ltd. (Bermuda),
Series 2017-1A, Class A, 144A
3.720%	05/20/42	329	330,514

			2,574,997

Other — 0.5%
Coinstar Funding LLC,
Series 2017-1A, Class A2, 144A
5.216%	04/25/47	552	573,459
Domino’s Pizza Master Issuer LLC,
Series 2015-1A, Class A2II, 144A
4.474%	10/25/45	813	830,145
Element Rail Leasing II LLC (Canada),
Series 2015-1A, Class A2, 144A
3.585%	02/19/45	725	727,906
NYCTL Trust,
Series 2017-A, Class A, 144A
1.870%	11/10/30	520	518,069
Sonic Capital LLC,
Series 2016-1A, Class A2, 144A
4.472%	05/20/46	348	352,896

SEE NOTES TO FINANCIAL STATEMENTS.

A380

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Other (continued)
Taco Bell Funding LLC,
Series 2016-1A, Class A2I, 144A
3.832%	05/25/46	464	$470,423
Verizon Owner Trust,
Series 2016-2A, Class A, 144A
1.680%	05/20/21	366	363,496
Series 2016-2A, Class B, 144A
2.150%	05/20/21	800	795,472

			4,631,866

Small Business Loan — 0.4%
SBA Small Business Investment Cos.,
Series 2017-10A, Class 1
2.845%	03/10/27	912	922,754
Series 2017-10B, Class 1
2.518%	09/10/27	750	750,588
United States Small Business Administration,
Series 2011-20J, Class 1
2.760%	10/01/31	704	708,789
Series 2012-20C, Class 1
2.510%	03/01/32	558	553,946
Series 2014-20L, Class 1
2.700%	12/01/34	738	737,818

			3,673,895

TOTAL ASSET-BACKED SECURITIES (cost $20,741,398)			20,720,922

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.0%
BBCMS Mortgage Trust,
Series 2017-C1, Class A4
3.674%	02/15/50	705	735,220
Caesars Palace Las Vegas Trust,
Series 2017-VICI, Class A, 144A
3.531%	10/15/34	1,150	1,176,051
CFCRE Commercial Mortgage Trust,
Series 2016-C7, Class A3
3.839%	12/10/54	134	139,899
Chicago Skyscraper Trust,
Series 2017-SKY, Class A, 1 Month LIBOR + 0.800%, 144A
2.277%(c)	02/15/30	775	776,238
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class A4
4.131%	11/10/46	550	586,474
Series 2014-GC25, Class B
4.345%(cc)	10/10/47	275	284,914
Commercial Mortgage Trust,
Series 2012-CR1, Class B
4.612%	05/15/45	935	975,405
Series 2012-CR2, Class A4
3.147%	08/15/45	534	542,126
Series 2013-CR12, Class ASB
3.623%	10/10/46	250	258,289
Series 2014-CR15, Class A2
2.928%	02/10/47	264	265,367
Series 2014-UBS2, Class A1
1.298%	03/10/47	122	121,492

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-PC1, Class A5
3.902%	07/10/50	145	$152,755
DBCCRE Mortgage Trust,
Series 2014-ARCP, Class C, 144A
4.935%(cc)	01/10/34	780	793,387
DBJPM Mortgage Trust,
Series 2016-C3, Class A5
2.890%	09/10/49	950	936,665
DBUBS Mortgage Trust,
Series 2011-LC1A, Class A2, 144A
4.528%	11/10/46	81	82,006
FHLMC Multifamily Structured Pass-Through Certificates,
Series K706, Class A2
2.323%	10/25/18	280	280,335
FREMF Mortgage Trust,
Series 2012-K705, Class B, 144A
4.159%(cc)	09/25/44	279	281,804
Government National Mortgage Assoc.,
Series 2014-130, Class DA
2.400%	12/16/44	1,228	1,215,107
Series 2014-17, Class AM
2.515%(cc)	06/16/48	638	658,538
Series 2014-40, Class AC
2.400%(cc)	11/16/41	1,171	1,184,571
Series 2012-2, Class AB
2.105%	03/16/37	268	267,158
Series 2011-142, Class A
2.337%	10/16/40	92	92,024
Series 2013-194, Class AE
2.750%(cc)	11/16/44	285	281,305
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class AS
4.117%	05/15/45	900	938,431
Series 2016-JP2, Class A4
2.822%	08/15/49	81	79,317
Morgan Stanley Capital I Trust,
Series 2014-CPT, Class A, 144A
3.350%	07/13/29	208	212,768
Motel 6 Trust,
Series 2017-MTL6, Class B, 1 Month LIBOR + 1.190%, 144A
2.667%(c)	08/15/34	824	823,744
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A4
3.525%	05/10/63	60	61,969
Series 2012-C4, Class A3
2.533%	12/10/45	97	96,868
Series 2013-C5, Class AAB
2.687%	03/10/46	90	90,565
VNDO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30	201	202,852
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26, Class AS
3.580%	02/15/48	470	474,747
Series 2016-C35, Class A4
2.931%	07/15/48	310	306,313

SEE NOTES TO FINANCIAL STATEMENTS.

A381

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust,
Series 2011-C2, Class A4, 144A
4.869%(cc)	02/15/44	444	$469,956
Series 2013-C15, Class A4
4.153%(cc)	08/15/46	725	773,784
Series 2014-C19, Class B
4.723%(cc)	03/15/47	825	866,629

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $17,698,598)			17,485,073

CORPORATE BONDS — 9.9%
Aerospace & Defense — 0.1%
Orbital ATK, Inc.,
Gtd. Notes
5.250%	10/01/21	590	605,488

Agriculture — 0.1%
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
3.250%	11/10/24	348	353,712
4.250%	11/10/44	178	187,623

			541,335

Airlines — 0.2%
American Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.200%	12/15/29	435	433,857
American Airlines 2016-3 Class AA Pass-Through Trust,
Pass-Through Certificates
3.000%	04/15/30	600	586,457
Ethiopian Leasing 2012 LLC (Ethiopia),
Gov’t. Gtd. Notes
2.646%	05/12/26	550	551,854

			1,572,168

Auto Manufacturers — 0.2%
BMW Bank of North America,
Certificate of Deposit
1.900%	09/08/20	245	243,516
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.450%	05/18/20	417	416,685
Ford Motor Co.,
Sr. Unsec’d. Notes
4.346%	12/08/26	184	191,835
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.375%	01/16/18	400	400,049
General Motors Financial Co., Inc.,
Gtd. Notes
3.200%	07/06/21	26	26,254
3.950%	04/13/24	454	467,388
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.750%	09/27/19	306	300,171

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, MTN, 144A
2.150%	07/13/20	127	$126,030

			2,171,928

Banks — 2.3%
American Express Centurion Bank,
Certificate of Deposit
2.300%	04/05/21	245	243,282
ANZ New Zealand Int’l Ltd. (New Zealand),
Gtd. Notes, 144A
2.875%	01/25/22	695	696,823
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes
9.000%	05/09/49	600	613,499
Bank of America Corp.,
Jr. Sub. Notes
6.500%	10/29/49	560	636,299
Sr. Unsec’d. Notes, 144A
3.004%	12/20/23	651	652,671
Sr. Unsec’d. Notes, GMTN
2.369%	07/21/21	150	149,737
Sr. Unsec’d. Notes, MTN
4.100%	07/24/23	280	297,347
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
2.100%	01/15/19	622	621,785
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
1.650%	06/14/19	371	368,095
Bank One Michigan,
Sub. Notes
8.250%	11/01/24	600	770,372
Barclays Bank Delaware (United Kingdom),
Certificate of Deposit, 3 Month LIBOR + 0.000%^
2.350%(c)	03/26/18	245	239,609
Barclays Bank PLC (United Kingdom),
Sub. Notes
7.625%	11/21/22	450	509,625
BPCE SA (France),
Gtd. Notes, MTN, 3 Month LIBOR + 1.220%, 144A
2.666%(c)	05/22/22	485	492,132
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.750%	03/09/27	258	260,753
Capital One NA,
Certificate of Deposit
2.250%	05/24/21	245	242,701
Sr. Unsec’d. Notes
2.250%	09/13/21	250	245,236
2.350%	01/31/20	469	467,588
Citigroup, Inc.,
Sr. Unsec’d. Notes
1.800%	02/05/18	831	830,913
7.875%	05/15/25	715	904,010
Citizens Financial Group, Inc.,
Sub. Notes
5.158%	06/29/23	555	562,175

SEE NOTES TO FINANCIAL STATEMENTS.

A382

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
Cooperatieve Rabobank UA (Netherlands),
Jr. Sub. Notes, 144A
11.000%	12/29/49	475	$530,813
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.272%	09/29/25	124	123,500
6.250%	02/01/41	500	673,799
Sr. Unsec’d. Notes, MTN
4.000%	03/03/24	552	579,124
HSBC Bank USA NA,
Certificate of Deposit
1.625%(cc)	12/09/20	245	244,535
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.250%	09/23/22	805	824,201
3.882%	07/24/38	172	176,810
3.900%	07/15/25	259	271,521
Lloyds Bank PLC (United Kingdom),
Gtd. Notes
6.375%	01/21/21	605	671,436
Jr. Sub. Notes, 144A
12.000%	12/29/49	450	603,679
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.907%	11/07/23	360	356,915
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.500%	04/21/21	396	395,337
Sub. Notes, MTN
5.000%	11/24/25	565	618,247
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.300%	03/08/22	254	260,793
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN
2.150%	03/15/19	280	280,012
Societe Generale SA (France),
Jr. Sub. Notes, EMTN
8.250%	11/29/48	600	627,749
Standard Chartered PLC (United Kingdom),
Sub. Notes, 144A
3.950%	01/11/23	500	504,617
State Street Corp.,
Sr. Unsec’d. Notes
2.653%	05/15/23	120	120,035
3.300%	12/16/24	491	507,144
Swedbank AB (Sweden),
Sr. Unsec’d. Notes, 144A
2.800%	03/14/22	307	308,234
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
3.000%	03/15/22	131	133,611
Wells Fargo & Co.,
Jr. Sub. Notes
5.900%	12/29/49	570	609,729
Sr. Unsec’d. Notes
2.100%	07/26/21	190	186,819
Sr. Unsec’d. Notes, MTN
3.550%	09/29/25	461	473,201

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
Wells Fargo Bank NA,
Certificate of Deposit
2.250%	03/29/21	245	$244,865
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
2.750%	01/11/23	193	192,607

			20,323,985

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36	362	404,770
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
7.750%	01/15/19	234	247,130
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.000%	10/15/27	191	190,326
4.250%	10/22/44	250	275,898

			1,118,124

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.250%	08/19/23	137	132,872

Building Materials — 0.1%
Masco Corp.,
Sr. Unsec’d. Notes
7.750%	08/01/29	490	638,098
USG Corp.,
Gtd. Notes, 144A
5.500%	03/01/25	600	637,500

			1,275,598

Chemicals — 0.1%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
7.375%	03/01/23	420	493,725
E.I. du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
5.750%	03/15/19	84	87,438
6.000%	07/15/18	449	458,522

			1,039,685

Commercial Services — 0.1%
George Washington University (The),
Unsec’d. Notes
3.485%	09/15/22	163	166,796
Loyola University of Chicago,
Sr. Unsec’d. Notes
3.199%	07/01/22	169	167,503
Northwestern University,
Unsec’d. Notes
3.688%	12/01/38	117	123,736
United Rentals North America, Inc.,
Gtd. Notes
5.500%	07/15/25	595	630,700

			1,088,735

SEE NOTES TO FINANCIAL STATEMENTS.

A383

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
2.400%	05/03/23	560	$554,237
4.650%	02/23/46	309	361,850
International Business Machines Corp.,
Sr. Unsec’d. Notes
3.625%	02/12/24	231	241,886

			1,157,973

Cosmetics/Personal Care — 0.1%
Estee Lauder Cos., Inc. (The),
Sr. Unsec’d. Notes
5.750%	10/15/33	545	678,096

Distribution/Wholesale — 0.0%
HD Supply, Inc.,
Gtd. Notes, 144A
5.750%	04/15/24	310	329,375

Diversified Financial Services — 0.9%
Ahold Lease Pass-Through Trust (Netherlands),
Pass-Through Certificates
8.620%(cc)	01/02/25	659	784,702
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.600%	09/14/20	144	144,729
Cantor Fitzgerald LP,
Unsec’d. Notes, 144A
6.500%	06/17/22	595	659,586
Capital One Bank USA NA,
Certificate of Deposit
2.250%	04/19/21	245	242,902
Eaton Vance Corp.,
Sr. Unsec’d. Notes
3.625%	06/15/23	755	778,691
Excalibur One 77B LLC,
Gov’t. Gtd. Notes
1.492%	01/01/25	429	415,163
Export Leasing LLC,
Gov’t. Gtd. Notes
1.859%	08/28/21	753	746,981
Gate Capital Cayman One Ltd. (Cayman Islands),
Gov’t. Gtd. Notes
1.839%	03/27/21	586	581,745
Grain Spectrum Funding II LLC,
Sec’d. Notes, 144A^
3.290%	10/10/34	149	148,393
HSBC Finance Corp.,
Sub. Notes
6.676%	01/15/21	188	209,020
International Lease Finance Corp.,
Sr. Unsec’d. Notes
4.625%	04/15/21	575	605,310
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
10.375%	11/01/18	221	236,100
Premier Aircraft Leasing EXIM 1 Ltd.,
Gov’t. Gtd. Notes
3.576%	02/06/22	713	730,975

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Salmon River Export LLC,
Gov’t. Gtd. Notes
2.193%	09/15/26	427	$420,556
Tagua Leasing LLC,
Gov’t. Gtd. Notes
1.581%	11/16/24	350	338,730
1.900%	07/12/24	753	739,190

			7,782,773

Electric — 0.3%
Duke Energy Carolinas LLC,
First Mortgage
5.300%	02/15/40	233	292,898
Florida Power & Light Co.,
First Mortgage
5.400%	09/01/35	535	658,142
Georgia Power Co.,
Sr. Unsec’d. Notes
4.300%	03/15/42	184	195,639
Hydro-Quebec (Canada),
Gov’t. Gtd. Notes, MTN
8.400%(cc)	03/28/25	167	219,962
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes, 144A
3.950%	12/01/47	620	616,215
PacifiCorp,
First Mortgage
3.850%	06/15/21	526	549,549
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
3.800%	09/15/47	273	282,617

			2,815,022

Electronics — 0.0%
Honeywell International, Inc.,
Sr. Unsec’d. Notes
2.500%	11/01/26	169	163,458

Engineering & Construction — 0.1%
AECOM,
Gtd. Notes
5.750%	10/15/22	575	599,438

Food Service — 0.1%
Aramark Services, Inc.,
Gtd. Notes,144A
5.000%	04/01/25	635	670,751

Foods — 0.3%
Kraft Heinz Foods Co.,
Sec’d. Notes, 144A
4.875%	02/15/25	650	689,106
Kroger Co. (The),
Sr. Unsec’d. Notes
3.300%	01/15/21	68	69,351
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
Gtd. Notes
4.875%	05/01/21	470	478,225
Post Holdings, Inc.,
Gtd. Notes, 144A
5.000%	08/15/26	640	629,600

SEE NOTES TO FINANCIAL STATEMENTS.

A384

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Foods (continued)
Smithfield Foods, Inc.,
Gtd. Notes, 144A
4.250%	02/01/27	425	$436,133

			2,302,415

Healthcare-Products — 0.1%
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
7.000%	08/01/27	530	664,045

Home Builders — 0.1%
Lennar Corp.,
Gtd. Notes
4.750%	05/30/25	610	633,638
Williams Scotsman International, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	12/15/22	300	309,000

			942,638

Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
5.000%	11/15/23	750	791,565

Insurance — 0.6%
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
2.750%	03/15/23	494	497,228
John Hancock Life Insurance Co.,
Sub. Notes, 144A
7.375%	02/15/24	680	825,679
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
7.625%	11/15/23	600	715,360
New England Mutual Life Insurance Co.,
Sub. Notes, 144A
7.875%	02/15/24	585	731,075
New York Life Insurance Co.,
Sub. Notes, 144A
5.875%	05/15/33	555	713,796
Nuveen Finance LLC,
Sr. Unsec’d. Notes, 144A
2.950%	11/01/19	765	772,314
Old Republic International Corp.,
Sr. Unsec’d. Notes
4.875%	10/01/24	550	589,126

			4,844,578

Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes, 144A
2.800%	08/22/24	604	602,164
3.875%	08/22/37	595	631,354

			1,233,518

Machinery-Diversified — 0.2%
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.375%	07/14/20	218	218,458
2.800%	03/06/23	423	424,651

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Machinery-Diversified (continued)
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
6.250%	09/01/19	625	$663,401

			1,306,510

Media — 0.3%
21st Century Fox America, Inc.,
Gtd. Notes
4.500%	02/15/21	96	101,464
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	05/01/23	600	611,999
Comcast Corp.,
Gtd. Notes
4.600%	08/15/45	570	639,348
4.650%	07/15/42	270	303,922
Discovery Communications LLC,
Gtd. Notes
5.200%	09/20/47	405	422,706
Time Warner, Inc.,
Gtd. Notes
3.600%	07/15/25	265	265,593
Walt Disney Co. (The),
Sr. Unsec’d. Notes, MTN
1.850%	07/30/26	171	156,600
2.350%	12/01/22	333	330,781

			2,832,413

Metal Fabricate/Hardware — 0.1%
Precision Castparts Corp.,
Sr. Unsec’d. Notes
4.200%	06/15/35	580	620,524

Miscellaneous Manufacturing — 0.3%
Carlisle Cos., Inc.,
Sr. Unsec’d. Notes
3.500%	12/01/24	675	680,334
General Electric Co.,
Jr. Sub. Notes
5.000%	01/21/21	802	826,541
Sr. Unsec’d. Notes
2.700%	10/09/22	292	291,553
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A
4.200%	03/16/47	635	696,684

			2,495,112

Oil & Gas — 0.5%
Andeavor,
Gtd. Notes, 144A
4.750%	12/15/23	530	569,787
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.674%	02/13/18	127	126,969
Chevron Corp.,
Sr. Unsec’d. Notes
2.355%	12/05/22	398	394,845
2.954%	05/16/26	383	382,876

SEE NOTES TO FINANCIAL STATEMENTS.

A385

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
CNOOC Nexen Finance 2014 ULC (China),
Gtd. Notes
4.250%	04/30/24	295	$310,996
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.500%	06/15/25	320	331,375
Petroleos Mexicanos (Mexico),
Gtd. Notes, MTN
6.875%	08/04/26	249	282,304
Range Resources Corp.,
Gtd. Notes
5.000%	08/15/22	645	641,775
Reliance Industries Ltd. (India),
Gov’t. Gtd. Notes
1.870%	01/15/26	917	893,845
Statoil ASA (Norway),
Gtd. Notes
2.450%	01/17/23	224	222,669

			4,157,441

Pharmaceuticals — 0.1%
Express Scripts Holding Co.,
Gtd. Notes
2.600%	11/30/20	253	252,766
Johnson & Johnson,
Sr. Unsec’d. Notes
3.400%	01/15/38	329	336,982
Mead Johnson Nutrition Co. (United Kingdom),
Gtd. Notes
5.900%	11/01/39	250	317,178
Merck & Co., Inc.,
Sr. Unsec’d. Notes
3.700%	02/10/45	350	365,379

			1,272,305

Pipelines — 0.2%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
5.250%	01/15/25	90	94,653
Energy Transfer LP,
Sr. Unsec’d. Notes
4.750%	01/15/26	180	186,747
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.150%	02/01/24	465	482,259
5.000%	10/01/21	160	170,537
Sunoco Logistics Partners Operations LP,
Gtd. Notes
3.900%	07/15/26	470	459,927

			1,394,123

Real Estate — 0.1%
Pershing Road Development Co. LLC,
Sr. Sec’d. Notes, 3 Month LIBOR + 0.400%, 144A
1.881%(c)	09/01/26	1,382	1,279,602

Real Estate Investment Trusts (REITs) — 0.2%
GEO Group, Inc. (The),
Gtd. Notes
5.125%	04/01/23	615	614,999

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	12/01/27	99	$99,459
Ventas Realty LP,
Gtd. Notes
3.500%	02/01/25	600	604,466

			1,318,924

Retail — 0.3%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
4.250%	05/15/24	640	638,400
CVS Pass-Through Trust,
Pass-Through Certificates
6.036%	12/10/28	650	722,702
CVS Pass-Through Trust Series 2014,
Pass-Through Certificates, 144A
4.163%	08/11/36	465	468,462
Macy’s Retail Holdings, Inc.,
Gtd. Notes
8.500%	06/01/19	525	550,623

			2,380,187

Semiconductors — 0.0%
Xilinx, Inc.,
Sr. Unsec’d. Notes
2.950%	06/01/24	310	308,064

Software — 0.4%
Broadridge Financial Solutions, Inc.,
Sr. Unsec’d. Notes
3.950%	09/01/20	775	803,170
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
5.000%	10/15/25	382	422,154
Microsoft Corp.,
Sr. Unsec’d. Notes
4.450%	11/03/45	633	741,937
Oracle Corp.,
Sr. Unsec’d. Notes
2.400%	09/15/23	301	297,236
2.500%	10/15/22	346	345,526
4.300%	07/08/34	675	750,159

			3,360,182

Telecommunications — 0.6%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/25	186	182,866
4.250%	03/01/27	384	391,456
4.900%	08/14/37	324	328,081
5.250%	03/01/37	575	608,134
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
3.222%	05/15/42	700	707,021
Level 3 Financing, Inc.,
Gtd. Notes
5.375%	05/01/25	670	669,163

SEE NOTES TO FINANCIAL STATEMENTS.

A386

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Telecommunications (continued)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23	1,177	$1,183,916
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.400%	11/01/34	360	366,854
5.150%	09/15/23	165	183,586
5.250%	03/16/37	376	413,480

			5,034,557

Transportation — 0.4%
BNSF Railway Co. 2015-1 Pass-Through Trust,
Pass-Through Certificates, 144A
3.442%	06/16/28	259	264,295
Burlington Northern and Santa Fe Railway Co. Pass-Through Trust,
Pass-Through Certificates
4.830%	01/15/23	529	549,023
5.720%	01/15/24	296	323,957
8.251%	01/15/21	48	51,200
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.550%	09/01/44	296	338,905
CSX Transportation, Inc.,
Sr. Sec’d. Notes
6.251%	01/15/23	729	822,601
FedeEx Corp. 1998 Pass-Through Trust,
Pass-Through Certificates
6.720%	07/15/23	285	308,001
FedExCorp. 2012 Pass-Through Trust,
Pass-Through Certificates, 144A
2.625%	01/15/18	14	13,667
Union Pacific Railroad Co. 2000 Pass-Through Trust,
Pass-Through Certificates
8.000%	01/10/21	218	226,131
Union Pacific Railroad Co. 2004 Pass-Through Trust,
Pass-Through Certificates
5.404%	07/02/25	499	528,267
Union Pacific Railroad Co. 2006 Pass-Through Trust,
Pass-Through Certificates
5.866%	07/02/30	256	288,886

			3,714,933

TOTAL CORPORATE BONDS (cost $85,434,791)			86,320,440

SOVEREIGN BONDS — 0.1%
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.600%	02/10/48	225	222,188
Province of Manitoba (Canada),
Unsec’d. Notes
9.500%	09/15/18	92	96,531
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.400%	02/08/22	250	249,194
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, MTN, 144A
3.250%	10/26/26	391	383,352

Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (continued)
4.625%	10/04/47	200	$204,261

TOTAL SOVEREIGN BONDS (cost $1,156,089)			1,155,526

MUNICIPAL BONDS — 1.1%
California — 0.5%
San Jose Redevelopment Agency Successor Agency,
Tax Allocation
3.375%	08/01/34	1,240	1,221,648
State of California,
General Obligation Unlimited
7.600%	11/01/40	550	878,312
7.700%	11/01/30	760	873,878
7.950%	03/01/36	690	770,537
West Contra Costa Unified School District,
General Obligation Unlimited
6.555%	08/01/24	225	268,454

			4,012,829

Illinois — 0.1%
Chicago Transit Authority,
Revenue Bonds
5.470%	12/01/23	550	612,711

New York — 0.0%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Revenue Bonds
2.940%	08/01/23	445	450,607

Ohio — 0.1%
Ohio State University (The),
Revenue Bonds
4.910%	06/01/40	940	1,138,744

Oregon — 0.1%
Port of Morrow,
Revenue Bonds
3.371%	09/01/25	650	668,597

Pennsylvania — 0.1%
Philadelphia Authority for Industrial Development,
Revenue Bonds
3.827%(s)	04/15/22	710	613,752

Texas — 0.1%
City of Fort Worth TX,
Revenue Bonds
4.088%	03/01/37	645	663,021
Cypress-Fairbanks Independent School District,
General Obligation Unlimited
6.629%	02/15/38	665	695,796

			1,358,817

Washington — 0.1%
Energy Northwest,
Revenue Bonds
2.814%	07/01/24	705	703,731

TOTAL MUNICIPAL BONDS (cost $9,395,278)			9,559,788

SEE NOTES TO FINANCIAL STATEMENTS.

A387

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.4%
Fannie Mae REMICS,
Series 2003-49, Class YC
4.000%	06/25/23	92	$94,066
Series 2005-121, Class DX
5.500%	01/25/26	198	211,229
Series 2010-135, Class EA
3.000%	01/25/40	12	11,694
Series 2017-38, Class JA
3.000%	03/25/47	910	915,599
Series 2017-82, Class PA
3.000%	04/25/45	81	81,737
FDIC Guaranteed Notes Trust,
Series 2010-S1, Class 2A, 144A
3.250%	04/25/38	277	277,134
FDIC Trust,
Series 2011-R1, Class A, 144A
2.672%	07/25/26	112	112,442
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400%
2.402%(c)	07/25/44	26	25,855
Freddie Mac REMICS,
Series 4413, Class HC
3.000%	03/15/40	1,138	1,145,067
Series 4703, Class KA
3.500%	02/15/43	410	421,853
Government National Mortgage Assoc.,
Series 2010-105, Class PC
2.000%	06/20/39	71	69,922
Series 2013-19, Class BA
2.500%	12/20/42	194	191,633
Series 2014-123, Class PC
2.500%	09/20/43	151	149,821

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $3,742,308)			3,708,052

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.2%
Federal Farm Credit Bank
2.840%	03/26/26	747	739,313
2.960%	11/17/25	538	535,998
2.990%	06/01/26	1,252	1,251,999
3.140%	04/05/27	428	427,440
3.170%	12/08/27	649	642,905
Federal Home Loan Bank
1.500%(cc)	11/22/22	760	758,690
Federal Home Loan Mortgage Corp.
1.500%(cc)	11/22/22	784	782,651
1.550%(cc)	11/22/22	1,077	1,074,496
1.625%(cc)	08/25/21	1,225	1,214,845
1.875%	11/17/20	618	614,715
2.375%	01/13/22	1,239	1,250,140
2.500%	04/01/28	335	336,322
3.000%	11/01/42	213	214,117
3.000%	12/01/46	231	230,932
3.000%	01/01/47	243	243,651
3.500%	04/01/32	375	389,469
3.500%	08/01/32	314	326,639

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	04/01/34	254	$264,052
3.500%	05/01/34	356	370,738
3.500%	08/01/34	510	530,377
3.500%	07/01/42	58	60,041
3.500%	06/01/46	200	206,034
3.500%	08/01/46	419	431,027
4.000%	01/01/40	545	574,648
4.500%	08/01/25	289	303,253
4.500%	06/01/31	153	163,672
4.500%	07/01/44	688	734,878
4.500%	08/01/46	163	173,704
5.000%	08/01/41	692	755,706
Federal National Mortgage Assoc.
1.500%(cc)	07/28/21	1,602	1,595,387
2.000%	01/05/22	1,278	1,269,582
2.500%	07/01/26	230	231,423
3.000%	09/01/26	622	634,428
3.000%	12/01/26	157	160,568
3.000%	07/01/43	737	741,013
3.000%	11/01/46	320	320,007
3.500%	04/01/32	94	98,195
3.500%	08/01/34	167	173,540
3.500%	10/01/34	562	585,229
3.500%	12/01/34	310	322,037
3.500%	02/01/41	264	272,777
3.500%	03/01/42	319	329,039
3.500%	07/01/42	22	22,951
3.500%	06/01/45	774	799,074
3.500%	05/01/46	364	374,418
3.500%	06/01/46	759	779,617
4.000%	10/01/33	458	484,494
4.000%	10/01/34	272	287,200
4.000%	11/01/34	172	181,241
4.000%	04/01/39	612	645,019
4.000%	06/01/39	636	669,360
4.000%	12/01/40	327	347,454
4.000%	12/01/40	250	262,699
4.000%	01/01/41	21	22,008
4.000%	02/01/41	166	174,609
4.000%	02/01/45	919	964,568
4.000%	03/01/45	641	680,638
4.000%	07/01/45	714	751,097
4.000%	02/01/46	195	203,612
4.000%	07/01/46	992	1,037,739
4.500%	07/01/19	28	28,100
4.500%	12/01/29	156	166,403
4.500%	04/01/31	259	276,943
4.500%	08/01/40	510	546,313
4.500%	01/01/41	353	381,508
4.500%	06/01/41	126	134,645
5.000%	11/01/33	102	110,773
5.000%	06/01/40	149	160,385
5.000%	05/01/41	547	590,546
5.000%	10/01/41	211	227,334
5.500%	01/01/21	9	9,117
Government National Mortgage Assoc.
3.500%	01/15/42	280	290,117
3.500%	05/20/46	389	403,090

SEE NOTES TO FINANCIAL STATEMENTS.

A388

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Overseas Private Investment Corp., Gov’t. Gtd. Notes
1.612%(s)	06/10/18	1,250	$1,298,627
2.320%(s)	11/15/20	500	536,559
5.142%	12/15/23	451	489,630

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $36,720,145)			36,673,565

U.S. TREASURY OBLIGATIONS — 5.6%
U.S. Treasury Bonds
2.250%	08/15/46	704	635,058
2.500%	02/15/46	299	284,529
2.500%	05/15/46	601	571,701
2.750%	08/15/47	265	265,331
3.000%	05/15/47	217	228,147
4.375%	02/15/38	253	323,415
3.125%	08/15/44	6,420	6,900,246
3.750%	11/15/43	2,410	2,871,571
4.500%(a)	02/15/36	1,135	1,461,179
5.250%	11/15/28	3,390	4,300,400
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/20	621	652,801
0.125%	04/15/21	306	317,175
0.375%	01/15/27	2,205	2,235,499
0.625%	07/15/21	442	493,065
0.750%	02/15/45	559	588,517
1.000%	02/15/46	1,327	1,475,821
2.375%	01/15/25	1,645	2,453,177
U.S. Treasury Notes
0.625%	04/30/18	745	743,075
1.250%	01/31/20	4,100	4,045,707
1.375%	08/31/20	1,692	1,667,281
1.625%	12/31/19	1,614	1,605,552
1.750%	06/30/22	1,261	1,238,194
1.875%	07/31/22	2,316	2,284,607
2.000%	05/31/21	687	685,819
2.000%	06/30/24	481	471,793
2.000%	08/15/25	100	97,488
2.250%	10/31/24	380	378,248
2.250%	11/15/27	211	208,025
2.500%	08/15/23	931	943,619
2.625%	08/15/20	7,330	7,457,989
2.750%	11/15/23	1,187	1,219,132

TOTAL U.S. TREASURY OBLIGATIONS (cost $48,991,023)			49,104,161

TOTAL LONG-TERM INVESTMENTS (cost $657,849,119)			766,990,279

SHORT-TERM INVESTMENTS — 15.4%	Shares	Value
AFFILIATED MUTUAL FUNDS — 15.1%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	100,271,150	$100,271,150
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $31,107,916; includes $31,068,057 of cash collateral for securities on loan)(b)(w)	31,105,851	31,105,851

TOTAL AFFILIATED MUTUAL FUNDS (cost $131,379,066)		131,377,001

	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.3%
U.S. Treasury Bills
1.417%06/07/18	2,900	2,881,558

(cost $2,882,167)
TOTAL SHORT-TERM INVESTMENTS (cost $134,261,233)		134,258,559

TOTAL INVESTMENTS — 103.4% (cost $792,110,352)		901,248,838
LIABILITIES IN EXCESS OF OTHER ASSETS(Z) — (3.4)%		(30,020,598)

NET ASSETS — 100.0%		$871,228,240

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $388,002 and 0.0% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $30,170,275; cash collateral of $31,068,057 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

SEE NOTES TO FINANCIAL STATEMENTS.

A389

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
75	5 Year U.S. Treasury Notes	Mar. 2018	$8,749,758	$8,712,305	$(37,453)
62	10 Year U.S. Treasury Notes	Mar. 2018	7,731,804	7,690,906	(40,898)
32	20 Year U.S. Treasury Bonds	Mar. 2018	4,900,602	4,896,000	(4,602)
164	Mini MSCI EAFE Index	Mar. 2018	16,552,319	16,773,100	220,781
49	Russell 2000 Mini Index	Mar. 2018	3,734,546	3,764,425	29,879
266	S&P 500 E-Mini Index	Mar. 2018	35,141,124	35,590,800	449,676
13	S&P Mid Cap 400 E-Mini Index	Mar. 2018	2,462,297	2,473,120	10,823

					$628,206

A security with a market value of $2,881,558 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$403,815,513	$138,447,239	$—
Asset-Backed Securities
Automobiles	—	7,573,043	—
Credit Cards	—	2,267,121	—
Equipment	—	2,574,997	—
Other	—	4,631,866	—
Small Business Loan	—	3,673,895	—
Commercial Mortgage-Backed Securities	—	17,485,073	—
Corporate Bonds	—	85,932,438	388,002
Sovereign Bonds	—	1,155,526	—
Municipal Bonds	—	9,559,788	—
Residential Mortgage-Backed Securities	—	3,708,052	—
U.S. Government Agency Obligations	—	36,673,565	—
U.S. Treasury Obligations	—	51,985,719	—
Affiliated Mutual Funds	131,377,001	—	—
Other Financial Instruments*
Futures Contracts	628,206	—	—

Total	$535,820,720	$365,668,322	$388,002

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A390

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Electric Utilities	15.1%
Consumer Finance	8.3
U.S. Treasury Obligations	5.9
U.S. Government Agency Obligations	4.2
Software	3.4
Insurance	3.3
Oil, Gas & Consumable Fuels	3.2
Pharmaceuticals	2.7
Technology Hardware, Storage & Peripherals	2.6
Semiconductors & Semiconductor Equipment	2.6
Capital Markets	2.2
Health Care Providers & Services	2.2
Commercial Mortgage-Backed Securities	2.0
Biotechnology	2.0
Beverages	1.8
Specialty Retail	1.8
Chemicals	1.8
Machinery	1.7
Media	1.6
Internet Software & Services	1.6
IT Services	1.6
Hotels, Restaurants & Leisure	1.6
Diversified Financial Services	1.5
Aerospace & Defense	1.3
Electronic Equipment, Instruments & Components	1.2
Municipal Bonds	1.1
Auto Components	1.0
Automobiles	1.0
Household Durables	1.0
Airlines	1.0
Electric Utilities	0.9
Consumer Finance	0.9
Diversified Telecommunication Services	0.8
Metals & Mining	0.8
Electrical Equipment	0.8
Tobacco	0.7
Building Products	0.7
Internet & Direct Marketing Retail	0.7
Food Products	0.7
Health Care Equipment & Supplies	0.7
Trading Companies & Distributors	0.6
Telecommunications	0.6
Wireless Telecommunication Services	0.5
Other	0.5
Industrial Conglomerates	0.5
Construction Materials	0.5
Textiles, Apparel & Luxury Goods	0.5
Multi-Utilities	0.5
Real Estate Management & Development	0.5
Oil & Gas	0.5
Energy Equipment & Services	0.5
Communications Equipment	0.5
Transportation	0.4
Residential Mortgage-Backed Securities	0.4
Small Business Loan	0.4
Food & Staples Retailing	0.4
Electric	0.3

Equipment	0.3%
Miscellaneous Manufacturing	0.3
Retail	0.3
Foods	0.3
Credit Cards	0.3
Auto Manufacturers	0.2
Construction & Engineering	0.2
Life Sciences Tools & Services	0.2
Containers & Packaging	0.2
Personal Products	0.2
Pipelines	0.2
Real Estate Investment Trusts (REITs)	0.2
Machinery-Diversified	0.2
Real Estate	0.1
Building Materials	0.1
Internet	0.1
Equity Real Estate Investment Trusts (REITs)	0.1
Computers	0.1
Road & Rail	0.1
Sovereign Bonds	0.1
Commercial Services	0.1
Marine	0.1
Home Builders	0.1
Water Utilities	0.1
Housewares	0.1
Distributors	0.1
Commercial Services & Supplies	0.1
Cosmetics/Personal Care	0.1
Food Service	0.1
Healthcare-Products	0.1
Metal Fabricate/Hardware	0.1
Professional Services	0.1
Engineering & Construction	0.1
Agriculture	0.1
Leisure Products	0.1
Distribution/Wholesale	0.0	*
Semiconductors	0.0	*
Electronics	0.0	*

	103.4
Liabilities in excess of other assets	(3.4)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A391

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	711,159	*	—	$—
Interest rate contracts	—	—		Due from/to broker — variation margin futures	82,953	*

Total		$711,159			$82,953

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$10,346	$8,942,675
Interest rate contracts	—	263,473

Total	$10,346	$9,206,148

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$1,048,611
Interest rate contracts	(6,485)

Total	$1,042,126

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)
$73,472,523

(1)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$30,170,275	$(30,170,275)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A392

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $30,170,275:
Unaffiliated investments (cost $660,731,286)	$769,871,837
Affiliated investments (cost $131,379,066)	131,377,001
Cash	17,145
Foreign currency, at value (cost $30,109)	30,108
Dividends and interest receivable	2,004,752
Receivable for investments sold	714,151
Tax reclaim receivable	479,664
Receivable for fund share sold	429,761
Receivable from affiliate	14,440
Prepaid expenses	5,718

Total Assets	904,944,577

LIABILITIES:
Payable to broker for collateral for securities on loan	31,068,057
Payable for investments purchased	2,085,025
Management fees payable	244,981
Due to broker-variation margin futures	146,201
Accrued expenses and other liabilities	134,928
Distribution fee payable	35,847
Payable for fund share repurchased	933
Affiliated transfer agent fee payable	365

Total Liabilities	33,716,337

NET ASSETS	$871,228,240

Net assets were comprised of:
Paid-in capital	$566,966,358
Retained earnings	304,261,882

Net assets, December 31, 2017	$871,228,240

Net asset value and redemption price per share, $871,228,240 / 56,323,690 outstanding shares of beneficial interest	$15.47

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $449,409, of which $52,786 is reimbursable by an affiliate)	$10,266,298
Interest income	6,134,263
Affiliated dividend income	1,005,865
Income from securities lending, net (including affiliated income of $58,306)	95,443

17,501,869

EXPENSES
Management fees	5,455,894
Distribution fee	2,030,994
Custodian and accounting fees	346,569
Audit fee	46,550
Trustees’ fees	17,056
Legal fees and expenses	14,357
Shareholders’ reports	9,180
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,155
Miscellaneous	46,214

Total expenses	7,973,969
Less: Management fee waivers and/or expense reimbursement	(105,612)

Net expenses	7,868,357

NET INVESTMENT INCOME (LOSS)	9,633,512

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,945))	20,090,431
Futures transactions	9,206,148
Foreign currency transactions	(13,380)

29,283,199

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(479))	83,780,544
Futures	1,042,126
Foreign currencies	59,695

84,882,365

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	114,165,564

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$123,799,076

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$9,633,512	$9,233,387
Net realized gain (loss) on investment and foreign currency transactions	29,283,199	6,806,177
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	84,882,365	7,485,060

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	123,799,076	23,524,624

FUND SHARE TRANSACTIONS:
Fund share sold [3,282,369 and 17,417,114 shares, respectively]	46,555,488	218,410,924
Fund share repurchased [3,314,435 and 19,496,663 shares, respectively]	(47,353,980)	(238,262,702)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(798,492)	(19,851,778)

CAPITAL CONTRIBUTIONS	—	433,057

TOTAL INCREASE (DECREASE) IN NET ASSETS	123,000,584	4,105,903
NET ASSETS:
Beginning of year	748,227,656	744,121,753

End of year	$871,228,240	$748,227,656

SEE NOTES TO FINANCIAL STATEMENTS.

A393

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 89.1%
COMMON STOCKS — 74.2%	Shares	Value
Aerospace & Defense — 1.7%
Aerovironment, Inc.*	3,500	$196,559
Airbus SE (France)	7,451	740,529
Astrotech Corp.*	7,086	23,738
BAE Systems PLC (United Kingdom)	72,527	560,366
Boeing Co. (The)	27,596	8,138,336
CAE, Inc. (Canada)	11,300	209,909
Cobham PLC (United Kingdom)*	453,387	771,421
Dassault Aviation SA (France)	1,245	1,935,808
Hanwha Techwin Co. Ltd. (South Korea)*	13,002	431,642
Hexcel Corp.	3,610	223,279
Huntington Ingalls Industries, Inc.	1,244	293,211
KLX, Inc.*	4,553	310,742
Leonardo SpA (Italy)	73,023	867,745
Meggitt PLC (United Kingdom)	158,473	1,029,020
Northrop Grumman Corp.	1,003	307,831
Raytheon Co.	71	13,337
Rockwell Collins, Inc.	7,062	957,748
Rolls-Royce Holdings PLC (United Kingdom)*	5,619,360	7,587
Rolls-Royce Holdings PLC (United Kingdom), (XLON)*	136,528	1,558,161
Safran SA (France)	3,062	315,831
Spirit AeroSystems Holdings, Inc. (Class A Stock)	900	78,525
Tel-Instrument Electronics Corp.*	11,655	30,303
Textron, Inc.	213	12,054
Thales SA (France)	16,048	1,727,078
United Technologies Corp.	13,982	1,783,684
Zodiac Aerospace (France)	40,294	1,204,400

		23,728,844

Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.(a)	9,189	818,648
FedEx Corp.	122	30,444
SG Holdings Co. Ltd. (Japan)*	12,900	262,179
Sinotrans Ltd. (China) (Class H Stock)	459,000	224,545
United Parcel Service, Inc. (Class B Stock)	24,230	2,887,005

		4,222,821

Airlines — 0.6%
Air Arabia PJSC (United Arab Emirates)	497,381	167,761
Alaska Air Group, Inc.	8,684	638,361
American Airlines Group, Inc.	73,903	3,845,173
Delta Air Lines, Inc.	43,262	2,422,672
Flybe Group PLC (United Kingdom)*	106,424	45,062
JetBlue Airways Corp.*	8,500	189,890
Ryanair Holdings PLC (Ireland), ADR*	9,010	938,752
Spirit Airlines, Inc.*(a)	6,330	283,901
United Continental Holdings, Inc.*	1,272	85,733

		8,617,305

Auto Components — 0.8%
Aptiv PLC	2,254	191,207
Autoliv, Inc. (Sweden)(a)	4,330	550,256
Bridgestone Corp. (Japan)(a)	10,000	462,822
CIE Automotive SA (Spain)	6,791	196,818
Dometic Group AB (Sweden), 144A	24,989	254,514
Gentex Corp.(a)	22,362	468,484

COMMON STOCKS (continued)	Shares	Value
Auto Components (continued)
Hyundai Mobis Co. Ltd. (South Korea)	2,255	$554,083
Koito Manufacturing Co. Ltd. (Japan)	18,200	1,274,243
Lear Corp.	660	116,596
Leoni AG (Germany)	3,634	270,774
Magna International, Inc. (Canada)	60,298	3,417,088
Musashi Seimitsu Industry Co. Ltd. (Japan)	11,100	353,128
NGK Spark Plug Co. Ltd. (Japan)	11,000	266,611
Nifco, Inc. (Japan)	5,100	347,187
Nippon Seiki Co. Ltd. (Japan)	17,500	375,411
Press Kogyo Co. Ltd. (Japan)	59,200	357,213
S&T Motiv Co. Ltd. (South Korea)	2,373	103,771
Stanley Electric Co. Ltd. (Japan)	18,100	732,371
Sumitomo Rubber Industries Ltd. (Japan)	56,100	1,039,716
Workhorse Group, Inc.*(a)	25,600	65,536

		11,397,829

Automobiles — 0.6%
Bayerische Motoren Werke AG (Germany)	4,440	460,347
Ferrari NV (Italy)	3,203	335,803
Honda Motor Co. Ltd. (Japan)	53,000	1,808,758
Mitsubishi Motors Corp. (Japan)	148,200	1,066,164
Suzuki Motor Corp. (Japan)	13,700	793,006
Tesla, Inc.*(a)	7,591	2,363,458
Toyota Motor Corp. (Japan)	32,500	2,071,225

		8,898,761

Banks — 5.8%
ABN AMRO Group NV (Netherlands), CVA, 144A	39,128	1,261,518
Access National Corp.	9,600	267,263
Axis Bank Ltd. (India)	32,601	287,624
Axis Bank Ltd. (India), GDR	24,123	1,054,175
Bank Central Asia Tbk PT (Indonesia)	867,900	1,400,309
Bank of Ireland Group PLC (Ireland)*	61,780	526,415
Bank of the Ryukyus Ltd. (Japan)	10,800	161,749
BankUnited, Inc.	12,200	496,783
Barclays Africa Group Ltd. (South Africa)	57,631	844,262
BNP Paribas SA (France)	38,860	2,890,733
Boston Private Financial Holdings, Inc.	26,325	406,721
CIT Group, Inc.	5,061	249,153
Citigroup, Inc.	58,996	4,389,892
Commerzbank AG (Germany)*	59,709	890,693
County Bancorp, Inc.	3,100	92,256
Credicorp Ltd. (Peru)	1,867	387,272
DNB ASA (Norway)	41,666	771,297
Eagle Bancorp, Inc.*	7,330	424,407
East West Bancorp, Inc.	1,553	94,469
Erste Group Bank AG (Austria)*	84,267	3,651,750
Farmers Capital Bank Corp.	4,590	176,715
Fifth Third Bancorp	61,196	1,856,687
FinecoBank Banca Fineco SpA (Italy)	34,623	353,660
First Abu Dhabi Bank PJSC (United Arab Emirates)	251,294	700,720
First Business Financial Services, Inc.	6,500	143,780
First Internet Bancorp	6,430	245,305
First Republic Bank	14,356	1,243,804
First US Bancshares, Inc.	3,400	43,520
Fukuoka Financial Group, Inc. (Japan)	59,000	330,147

SEE NOTES TO FINANCIAL STATEMENTS.

A394

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Grupo Financiero Santander Mexico SAB de CV (Mexico) (Class B Stock), ADR(a)	112,652	$823,486
Home BancShares, Inc.	19,380	450,585
HSBC Holdings PLC (United Kingdom)	95,393	985,224
ING Groep NV (Netherlands)	51,547	946,232
Investors Bancorp, Inc.	28,371	393,789
JPMorgan Chase & Co.	159,496	17,056,502
KBC Group NV (Belgium)	7,189	612,598
KeyCorp	102,236	2,062,100
Lloyds Banking Group PLC (United Kingdom)	2,220,474	2,036,132
Mitsubishi UFJ Financial Group, Inc. (Japan)	289,500	2,106,971
National Bank of Canada (Canada)	22,750	1,135,147
Nordea Bank AB (Sweden)	132,226	1,600,988
Park National Corp.	3,260	339,040
Pinnacle Financial Partners, Inc.	5,900	391,170
PNC Financial Services Group, Inc. (The)	18,219	2,628,820
Preferred Bank	2,044	120,146
Renasant Corp.	10,230	418,305
Royal Bank of Scotland Group PLC (United Kingdom)*	398,570	1,494,550
Seacoast Banking Corp. of Florida*	1,300	32,773
Signature Bank*	3,719	510,470
Sterling Bancorp	7,500	184,500
Sumitomo Mitsui Financial Group, Inc. (Japan)	13,900	599,153
SVB Financial Group*	781	182,574
Svenska Handelsbanken AB (Sweden) (Class A Stock)	49,177	672,055
TCF Financial Corp.	23,015	471,808
U.S. Bancorp	76,938	4,122,338
UniCredit SpA (Italy)*	75,589	1,410,052
United Overseas Bank Ltd. (Singapore)	76,600	1,510,017
Van Lanschot Kempen NV (Netherlands)	8,865	277,965
Wells Fargo & Co.	157,491	9,554,979
Yes Bank Ltd. (India)	66,050	325,413

		81,098,961

Beverages — 0.6%
Anheuser-Busch InBev SA/NV (Belgium)	9,278	1,035,806
Baron de Ley (Spain)*	820	108,536
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	9,900	361,238
Coca-Cola Bottling Co. Consolidated	430	92,562
Coca-Cola Co. (The)	17,362	796,569
Constellation Brands, Inc. (Class A Stock)	1,093	249,827
Diageo PLC (United Kingdom)	22,607	828,643
Dr. Pepper Snapple Group, Inc.	11,082	1,075,619
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	10,999	1,177,204
Monster Beverage Corp.*	1,467	92,846
National Beverage Corp.	2,210	215,342
PepsiCo, Inc.	21,222	2,544,942
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	2,000	10,300

		8,589,434

COMMON STOCKS (continued)	Shares	Value
Biotechnology — 1.4%
3SBio, Inc. (China), 144A*	143,000	$280,310
Abcam PLC (United Kingdom)	49,585	705,364
ACADIA Pharmaceuticals, Inc.*(a)	6,600	198,725
Acceleron Pharma, Inc.*	4,620	196,073
Alexion Pharmaceuticals, Inc.*	10,946	1,309,032
Alkermes PLC*(a)	7,260	397,340
Alnylam Pharmaceuticals, Inc.*	5,471	695,091
Aquinox Pharmaceuticals, Inc. (Canada)*	1,377	16,194
Biogen, Inc.*	6,666	2,123,588
BioMarin Pharmaceutical, Inc.*	5,555	495,339
Bioverativ, Inc.*	5,350	288,471
Bluebird Bio, Inc.*	1,610	286,741
Calithera Biosciences, Inc.*	16,600	138,609
Celgene Corp.*	2,653	276,867
Celldex Therapeutics, Inc.*	36,502	103,666
Clovis Oncology, Inc.*	2,800	190,400
FibroGen, Inc.*	4,400	208,560
Genus PLC (United Kingdom)	6,066	207,402
Gilead Sciences, Inc.	20,947	1,500,643
Grifols SA (Spain)	9,766	285,547
Grifols SA (Spain), ADR	88,556	2,029,704
Incyte Corp.*	6,028	570,912
Ionis Pharmaceuticals, Inc.*(a)	5,079	255,474
Juno Therapeutics, Inc.*	5,300	242,263
Neurocrine Biosciences, Inc.*	800	62,072
Puma Biotechnology, Inc.*	2,039	201,555
Regeneron Pharmaceuticals, Inc.*	87	32,709
Seattle Genetics, Inc.*(a)	6,633	354,866
Shire PLC	39,374	2,040,401
Shire PLC, ADR	84	13,030
TESARO, Inc.*(a)	2,720	225,406
United Therapeutics Corp.*	3,295	487,495
Vertex Pharmaceuticals, Inc.*	21,119	3,164,893

		19,584,742

Building Products — 0.5%
American Woodmark Corp.*	2,340	304,785
Apogee Enterprises, Inc.(a)	6,190	283,069
DIRTT Environmental Solutions (Canada)*	53,696	287,916
Fortune Brands Home & Security, Inc.	22,299	1,526,144
Inwido AB (Sweden)	9,293	94,765
Johnson Controls International PLC	92,318	3,518,239
Lindab International AB (Sweden)	19,118	159,007
NCI Building Systems, Inc.*	19,812	382,372
Sanwa Holdings Corp. (Japan)	31,200	428,765
Tarkett SA (France)	6,037	253,199
Tyman PLC (United Kingdom)	47,612	232,796

		7,471,057

Capital Markets — 2.5%
Ameriprise Financial, Inc.	2,889	489,599
Ashford, Inc.*(a)	1,347	125,271
Avanza Bank Holding AB (Sweden)	5,051	211,778
Banca Generali SpA (Italy)	7,325	243,404
Bank of New York Mellon Corp. (The)	81,746	4,402,840
BT Investment Management Ltd. (Australia)	26,308	230,907
Cboe Global Markets, Inc.	11,346	1,413,598
Charles Schwab Corp. (The)	9,509	488,477
GAM Holding AG (Switzerland)*	10,748	173,427

SEE NOTES TO FINANCIAL STATEMENTS.

A395

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Greenhill & Co., Inc.	48	$936
Intercontinental Exchange, Inc.	40,666	2,869,393
Intermediate Capital Group PLC (United Kingdom)	28,480	439,755
Investec PLC (South Africa)	122,534	882,274
IP Group PLC (United Kingdom)*	77,390	148,039
Julius Baer Group Ltd. (Switzerland)*	24,123	1,475,171
London Stock Exchange Group PLC (United Kingdom)	7,239	370,251
Morgan Stanley	136,914	7,183,878
MSCI, Inc.	670	84,782
Nasdaq, Inc.	294	22,588
Rathbone Brothers PLC (United Kingdom)	3,723	128,176
S&P Global, Inc.	5,797	982,012
Saigon Securities, Inc. (Vietnam)	74,396	94,316
SEI Investments Co.	5,703	409,818
State Street Corp.	45,858	4,476,199
TD Ameritrade Holding Corp.	87,841	4,491,310
UBS Group AG (Switzerland)*	187,086	3,437,286
Vostok New Ventures Ltd. (Sweden), SDR*.	29,960	227,781

		35,503,266

Chemicals — 1.6%
Air Liquide SA (France)	9,365	1,177,311
Air Products & Chemicals, Inc.	10,082	1,654,255
Air Water, Inc. (Japan)	11,000	231,562
Akzo Nobel NV (Netherlands)	11,350	995,905
Axalta Coating Systems Ltd.*	11,300	365,667
Balchem Corp.	2,980	240,187
Calgon Carbon Corp.(a)	10,659	227,037
Celanese Corp. (Class A Stock)	3,380	361,930
CF Industries Holdings, Inc.	27,067	1,151,430
Denka Co. Ltd. (Japan)	7,600	303,271
DIC Corp. (Japan)	34,500	1,297,916
DowDuPont, Inc.	30,285	2,156,898
Ecolab, Inc.	2,181	292,647
Fufeng Group Ltd. (China)*	290,000	189,136
GCP Applied Technologies, Inc.*	13,107	418,113
Incitec Pivot Ltd. (Australia)	320,082	969,868
JSR Corp. (Japan)	7,000	137,510
Kansai Paint Co. Ltd. (Japan)	19,900	516,390
Koninklijke DSM NV (Netherlands)	14,249	1,361,116
Linde AG (Germany)*	3,528	827,186
Nippon Shokubai Co. Ltd. (Japan)	15,600	1,051,599
Nippon Soda Co. Ltd. (Japan)	45,000	299,206
NOF Corp. (Japan)	9,500	254,451
PPG Industries, Inc.	3,957	462,257
Praxair, Inc.	3,850	595,518
RPM International, Inc.	32,231	1,689,549
Sakata INX Corp. (Japan)	10,700	170,445
SH Kelkar & Co. Ltd. (India), 144A	23,603	110,207
Sherwin-Williams Co. (The)	3,018	1,237,501
Sumitomo Seika Chemicals Co. Ltd. (Japan)	5,100	282,858
Valvoline, Inc.	10,887	272,828
Victrex PLC (United Kingdom)	17,771	632,760
WR Grace & Co.	5,477	384,102

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
Yara International ASA (Norway)	10,644	$488,712

		22,807,328

Commercial Services & Supplies — 0.4%
ARC Document Solutions, Inc.*	29,102	74,210
Cintas Corp.	1,412	220,032
Clean Harbors, Inc.*	4,180	226,556
Covanta Holding Corp.(a)	7,500	126,750
Downer EDI Ltd. (Australia)	196,415	1,056,652
Edenred (France)	6,973	201,867
Healthcare Services Group, Inc.(a)	4,511	237,820
KAR Auction Services, Inc.	9,511	480,401
Prosegur Cia de Seguridad SA (Spain)	21,847	171,391
Serco Group PLC (United Kingdom)*	179,087	238,400
SPIE SA (France)	19,951	518,707
Stericycle, Inc.*	10,764	731,844
Waste Connections, Inc. (Canada)	18,736	1,329,132

		5,613,762

Communications Equipment — 0.5%
Cisco Systems, Inc.	73,465	2,813,710
CommScope Holding Co., Inc.*	6,400	242,112
Harris Corp.	11,719	1,659,996
Lumentum Holdings, Inc.*(a)	4,577	223,815
Palo Alto Networks, Inc.*	3,177	460,474
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	92,872	612,930
Viavi Solutions, Inc.*	33,187	290,054

		6,303,091

Construction & Engineering — 0.1%
Chicago Bridge & Iron Co. NV(a)	16,310	263,243
Comfort Systems USA, Inc.	9,719	424,234
Koninklijke Volkerwessels NV (Netherlands)	7,463	212,527
MasTec, Inc.*	4,000	195,800
Sinopec Engineering Group Co. Ltd. (China) (Class H Stock)	37,000	35,054

		1,130,858

Construction Materials — 0.0%
Vulcan Materials Co.	530	68,036

Consumer Finance — 0.3%
Ally Financial, Inc.	21,000	612,359
American Express Co.	8,188	813,150
Credit Saison Co. Ltd. (Japan)	26,000	472,142
SLM Corp.*	61,927	699,775
Synchrony Financial	32,778	1,265,559

		3,862,985

Containers & Packaging — 0.5%
Amcor Ltd. (Australia)	130,549	1,564,280
Ball Corp.	72,167	2,731,521
Graphic Packaging Holding Co.	28,800	444,960
Huhtamaki OYJ (Finland)	5,073	212,937
International Paper Co.	41,479	2,403,293
Silgan Holdings, Inc.	6,560	192,798

		7,549,789

Distributors — 0.1%
Core-Mark Holding Co., Inc.	4,000	126,320

SEE NOTES TO FINANCIAL STATEMENTS.

A396

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Distributors (continued)
Paltac Corp. (Japan)	9,000	$410,165
Uni-Select, Inc. (Canada)	5,399	122,025

		658,510

Diversified Consumer Services — 0.2%
Benesse Holdings, Inc. (Japan)	31,300	1,101,255
Bright Horizons Family Solutions, Inc.*	2,240	210,559
Graham Holdings Co. (Class B Stock)	310	173,089
Service Corp. International	6,730	251,164
ServiceMaster Global Holdings, Inc.*	1,100	56,397
TAL Education Group (China), ADR	13,155	390,835

		2,183,299

Diversified Financial Services — 0.3%
Banca Mediolanum SpA (Italy)	157,997	1,366,144
Element Fleet Management Corp. (Canada)	48,600	367,303
FirstRand Ltd. (South Africa)	155,107	839,687
Japan Securities Finance Co. Ltd. (Japan)	24,100	136,238
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	71,800	426,153
Voya Financial, Inc.	15,489	766,241

		3,901,766

Diversified Telecommunication Services — 0.9%
ATN International, Inc.	1,870	103,336
KT Corp. (South Korea)	5,009	141,525
KT Corp. (South Korea), ADR*(a)	30,915	482,583
Nippon Telegraph & Telephone Corp. (Japan)	80,200	3,770,532
Straight Path Communications, Inc. (Class B Stock)*	1,230	223,602
TDC A/S (Denmark)	102,173	627,619
Telefonica Deutschland Holding AG (Germany)	446,074	2,232,479
Telefonica SA (Spain)	151,005	1,470,445
Verizon Communications, Inc.	73,135	3,871,036
Zayo Group Holdings, Inc.*	2,200	80,960

		13,004,117

Electric Utilities — 1.5%
American Electric Power Co., Inc.	31,238	2,298,180
Edison International	14,271	902,498
EDP – Energias do Brasil SA (Brazil)	299,698	1,264,892
Entergy Corp.	8,819	717,778
Eversource Energy	25,078	1,584,428
Exelon Corp.	13,746	541,730
Hawaiian Electric Industries, Inc.	7,700	278,355
Iberdrola SA (Spain)	173,597	1,343,861
NextEra Energy, Inc.	32,171	5,024,788
OGE Energy Corp.	9,368	308,301
PG&E Corp.	20,672	926,726
Power Grid Corp. of India Ltd. (India)	174,635	547,269
Southern Co. (The)	70,081	3,370,195
Spark Energy, Inc. (Class A Stock)(a)	14,000	173,600
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	35,630	229,220
Westar Energy, Inc.	33,610	1,774,608

		21,286,429

COMMON STOCKS (continued)	Shares	Value
Electrical Equipment — 0.5%
Generac Holdings, Inc.*	6,875	$340,450
Hubbell, Inc.	1,490	201,657
Idec Corp. (Japan)	4,500	107,027
Kendrion NV (Netherlands)	3,913	188,610
Mabuchi Motor Co. Ltd. (Japan)	8,100	437,841
Mitsubishi Electric Corp. (Japan)	118,100	1,957,222
Prysmian SpA (Italy)	24,799	808,076
Schneider Electric SE (France)*	24,871	2,108,570
Sensata Technologies Holding NV*(a)	17,085	873,214
Teco Electric and Machinery Co. Ltd. (Taiwan)	132,000	126,055
TPI Composites, Inc.*	9,100	186,186
Varta AG (Germany)*	5,296	135,285

		7,470,193

Electronic Equipment, Instruments & Components — 0.8%
Avnet, Inc.	10,760	426,311
Badger Meter, Inc.	3,000	143,399
Cognex Corp.	7,376	451,116
Coherent, Inc.*	1,683	474,976
Hexagon AB (Sweden) (Class B Stock)	32,263	1,618,444
Horiba Ltd. (Japan)	4,200	252,862
IPG Photonics Corp.*	1,650	353,315
Iteris, Inc.*(a)	19,300	134,521
Itron, Inc.*	3,000	204,600
KEMET Corp.*	8,800	132,528
Keysight Technologies, Inc.*	32,911	1,369,098
Kyocera Corp. (Japan)	15,300	998,891
Largan Precision Co. Ltd. (Taiwan)	5,000	671,157
LightPath Technologies, Inc. (Class A Stock)*	54,400	120,768
Murata Manufacturing Co. Ltd. (Japan)	6,200	830,106
Nippon Ceramic Co. Ltd. (Japan)	8,000	205,040
Oxford Instruments PLC (United Kingdom)	16,336	187,363
Renishaw PLC (United Kingdom)	2,924	205,164
Sinbon Electronics Co. Ltd. (Taiwan)	63,529	183,862
Taiwan Union Technology Corp. (Taiwan)	23,000	64,606
TE Connectivity Ltd.	21,033	1,998,976
Tech Data Corp.*	1,830	179,285
VeriFone Systems, Inc.*	10,917	193,340
Zebra Technologies Corp. (Class A Stock)*	2,119	219,952

		11,619,680

Energy Equipment & Services — 0.1%
Dril-Quip, Inc.*(a)	6,720	320,544
Natural Gas Services Group, Inc.*	7,100	186,020
Oceaneering International, Inc.	10,389	219,623
Superior Energy Services, Inc.*	20,104	193,602
Weatherford International PLC*	815	3,399
WorleyParsons Ltd. (Australia)*	53,920	600,955

		1,524,143

Equity Real Estate Investment Trusts (REITs) — 4.5%
Acadia Realty Trust	21,691	593,466
Alexander & Baldwin, Inc.	10,624	294,710
Alexandria Real Estate Equities, Inc.	9,399	1,227,415
American Campus Communities, Inc.	15,109	619,922
American Homes 4 Rent (Class A Stock)	23,175	506,141
American Tower Corp.	25,440	3,629,525

SEE NOTES TO FINANCIAL STATEMENTS.

A397

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Ashford Hospitality Prime, Inc.	12,218	$118,881
Ashford Hospitality Trust, Inc.	440	2,961
AvalonBay Communities, Inc.	14,678	2,618,702
Axiare Patrimonio SOCIMI SA (Spain)	27,277	602,913
Boston Properties, Inc.	8,529	1,109,026
Camden Property Trust(a)	19,587	1,803,179
Colony NorthStar, Inc. (Class A Stock)	30,088	343,304
Concentradora Fibra Danhos SA de CV (Mexico)	70,000	108,867
Crown Castle International Corp.	48,736	5,410,183
DCT Industrial Trust, Inc.	26,021	1,529,514
Douglas Emmett, Inc.	42,280	1,736,017
EastGroup Properties, Inc.(a)	6,140	542,653
Education Realty Trust, Inc.	8,261	288,474
Equinix, Inc.	809	366,655
Equity Commonwealth*	15,400	469,854
Equity Residential	46,092	2,939,287
Essex Property Trust, Inc.	7,220	1,742,691
Federal Realty Investment Trust	6,983	927,412
Fibra Uno Administracion SA de CV (Mexico)	275,700	407,889
Gecina SA (France)	7,859	1,451,140
GEO Group, Inc. (The)	12,500	295,000
GGP, Inc.	84,183	1,969,040
Healthcare Realty Trust, Inc.(a)	37,083	1,191,106
Healthcare Trust of America, Inc. (Class A Stock)(a)	12,000	360,480
Highwoods Properties, Inc.	10,252	521,929
Hoshino Resorts REIT, Inc. (Japan)	67	325,181
Host Hotels & Resorts, Inc.(a)	39,302	780,145
Hudson Pacific Properties, Inc.	22,976	786,928
Independence Realty Trust, Inc.	1,351	13,632
Investors Real Estate Trust	45,507	258,480
JBG SMITH Properties	19,869	690,050
Kilroy Realty Corp.(a)	14,104	1,052,864
Kimco Realty Corp.(a)	50,457	915,795
Macerich Co. (The)(a)	23,660	1,553,989
MGM Growth Properties LLC (Class A Stock)(a)	7,640	222,706
Mitsubishi Estate Logistics REIT Investment
Corp. (Japan)*	16	38,867
Mitsui Fudosan Logistics Park, Inc. (Japan)	53	168,362
Mori Hills REIT Investment Corp. (Japan)	115	138,986
NorthStar Realty Europe Corp.	13,492	181,198
Paramount Group, Inc.(a)	51,872	822,171
Pebblebrook Hotel Trust(a)	13,325	495,290
Power REIT*	392	2,414
Prologis, Inc.	43,613	2,813,475
PS Business Parks, Inc.	3,172	396,785
Public Storage	8,307	1,736,163
Ramco-Gershenson Properties Trust	11,607	170,971
Rayonier, Inc.	11,520	364,378
Regency Centers Corp.	25,640	1,773,775
RLJ Lodging Trust	15,568	342,029
Sabra Health Care REIT, Inc.	13,139	246,619
SBA Communications Corp.*	482	78,740
Select Income REIT	12,397	311,537
Simon Property Group, Inc.	12,994	2,231,590
SL Green Realty Corp.(a)	15,747	1,589,345

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
STAG Industrial, Inc.	6,278	$171,578
Sunstone Hotel Investors, Inc.(a)	45,451	751,305
Taubman Centers, Inc.	4,094	267,870
Terreno Realty Corp.	20,271	710,701
Urban Edge Properties(a)	54,115	1,379,391
VEREIT, Inc.	13,579	105,780
Vornado Realty Trust	14,414	1,126,887
Weingarten Realty Investors	12,490	410,546
Weyerhaeuser Co.	39,949	1,408,602
Xenia Hotels & Resorts, Inc.	15,600	336,804

		62,900,265

Food & Staples Retailing — 0.9%
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	21,742	1,134,493
Casey’s General Stores, Inc.(a)	2,070	231,716
Costco Wholesale Corp.	2,758	513,319
CP ALL PCL (Thailand)	342,000	807,168
CVS Health Corp.	24,030	1,742,175
Empire Co. Ltd. (Canada) (Class A Stock)	29,900	582,539
Koninklijke Ahold Delhaize NV (Netherlands).	14,781	324,930
Kusuri no Aoki Holdings Co. Ltd. (Japan)	1,200	63,490
Majestic Wine PLC (United Kingdom)(a)	31,956	192,937
PriceSmart, Inc.	1,470	126,567
Rite Aid Corp.*(a)	56,533	111,370
Seven & i Holdings Co. Ltd. (Japan)	50,200	2,079,606
Sprouts Farmers Market, Inc.*	5,312	129,347
United Natural Foods, Inc.*	2,580	127,117
Walgreens Boots Alliance, Inc.	6,075	441,167
Wal-Mart Stores, Inc.	37,506	3,703,718
Zur Rose Group AG (Switzerland)*	1,452	195,804

		12,507,463

Food Products — 1.6%
Bakkavor Group PLC (United Kingdom), 144A*	105,484	274,512
BRF SA (Brazil)*	30,742	339,199
Britannia Industries Ltd. (India)	3,399	250,484
Bunge Ltd.	16,389	1,099,374
Cal-Maine Foods, Inc.*(a)	3,420	152,019
China Mengniu Dairy Co. Ltd. (China)*	350,000	1,039,688
Dean Foods Co.	5,900	68,204
Edita Food Industries SAE (Egypt), GDR	10,319	55,619
Edita Food Industries SAE (Egypt), GDR, 144A	3,964	21,366
Ezaki Glico Co. Ltd. (Japan)	22,300	1,112,304
Farmer Brothers Co.*	5,620	180,683
General Mills, Inc.	5,476	324,672
Hain Celestial Group, Inc. (The)*(a)	4,920	208,559
Ingredion, Inc.	2,350	328,530
Mayora Indah Tbk PT (Indonesia)	1,244,000	185,220
McCormick & Co., Inc.(a)	6,716	684,428
Mondelez International, Inc. (Class A Stock)	38,223	1,635,944
Nestle SA (Switzerland)	46,494	3,997,380
Pinnacle Foods, Inc.	5,530	328,869
Post Holdings, Inc.*	2,500	198,075
Sakata Seed Corp. (Japan)	5,700	197,592
Tyson Foods, Inc. (Class A Stock)	124,167	10,066,219

SEE NOTES TO FINANCIAL STATEMENTS.

A398

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Zhou Hei Ya International Holdings Co. Ltd. (China), 144A	234,500	$245,984

		22,994,924

Gas Utilities — 0.3%
Atmos Energy Corp.	22,685	1,948,415
Gas Natural SDG SA (Spain)	65,733	1,517,014
National Fuel Gas Co.(a)	5,037	276,582
WGL Holdings, Inc.	3,350	287,564

		4,029,575

Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	24,138	1,377,556
ABIOMED, Inc.*	1,820	341,086
Ambu A/S (Denmark) (Class B Stock)	5,026	449,382
Becton, Dickinson & Co.	43,501	9,311,824
BioLife Solutions, Inc.*	24,800	148,799
BioMerieux (France)	734	65,718
Boston Scientific Corp.*	12,371	306,677
Cochlear Ltd. (Australia)	2,627	350,186
ConvaTec Group PLC (United Kingdom), 144A	349,654	964,108
Cooper Cos., Inc. (The)	8,065	1,757,202
Danaher Corp.	70,101	6,506,775
DENTSPLY SIRONA, Inc.	13,569	893,247
DexCom, Inc.*(a)	4,540	260,551
Eiken Chemical Co. Ltd. (Japan)	6,600	315,184
Elekta AB (Sweden) (Class B Stock)	36,514	301,509
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	52,611	533,770
Getinge AB (Sweden) (Class B Stock)	44,870	650,647
GN Store Nord A/S (Denmark)	22,079	713,086
Hologic, Inc.*	28,762	1,229,576
Insulet Corp.*	3,941	271,929
Intuitive Surgical, Inc.*	6,554	2,391,817
LivaNova PLC*	12,913	1,032,007
Masimo Corp.*	4,100	347,680
Medtronic PLC	54,465	4,398,049
Nakanishi, Inc. (Japan)	2,300	119,915
Nevro Corp.*(a)	2,480	171,219
Nikkiso Co. Ltd. (Japan)	18,000	196,097
Olympus Corp. (Japan)	13,100	501,141
OraSure Technologies, Inc.*	11,600	218,776
Osstem Implant Co. Ltd. (South Korea)*	4,770	263,251
Smith & Nephew PLC (United Kingdom)	65,137	1,127,071
STERIS PLC	2,780	243,167
Stryker Corp.	35,293	5,464,768
Teleflex, Inc.	1,410	350,836
Terumo Corp. (Japan)	10,700	506,213
West Pharmaceutical Services, Inc.	3,680	363,106
Wright Medical Group NV*(a)	8,536	189,499

		44,633,424

Health Care Providers & Services — 2.1%
Aetna, Inc.	31,870	5,749,029
Amplifon SpA (Italy)	21,206	326,673
Anthem, Inc.	12,606	2,836,476
Centene Corp.*	4,918	496,128
Chemed Corp.	830	201,707

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
Cigna Corp.	12,039	$2,445,001
Diplomat Pharmacy, Inc.*	5,010	100,551
Express Scripts Holding Co.*	6,120	456,797
Fresenius SE & Co. KGaA (Germany)	25,415	1,976,564
Georgia Healthcare Group PLC (Georgia), 144A*	44,920	214,508
HCA Healthcare, Inc.*	23,008	2,021,023
Humana, Inc.	3,096	768,025
Integrated Diagnostics Holdings PLC (Egypt), 144A	41,734	194,231
MEDNAX, Inc.*	4,466	238,663
Miraca Holdings, Inc. (Japan)	13,600	580,109
Molina Healthcare, Inc.*	211	16,179
Odontoprev SA (Brazil)	33,800	162,117
Primary Health Care Ltd. (Australia)	328,488	924,370
Select Medical Holdings Corp.*	11,775	207,829
Terveystalo OYJ (Finland), 144A*	15,083	160,975
UnitedHealth Group, Inc.	40,818	8,998,736
WellCare Health Plans, Inc.*	470	94,522

		29,170,213

Health Care Technology — 0.1%
athenahealth, Inc.*	2,473	329,008
Medidata Solutions, Inc.*	3,700	234,469
Simulations Plus, Inc.	9,400	151,340
Veeva Systems, Inc. (Class A Stock)*	3,400	187,952

		902,769

Hotels, Restaurants & Leisure — 1.4%
Alsea SAB de CV (Mexico)	37,000	121,072
Aramark	3,800	162,411
Bloomin’ Brands, Inc.	8,147	173,857
Brinker International, Inc.(a)	3,940	153,030
Buffalo Wild Wings, Inc.*	1,090	170,422
Carnival Corp.	8,720	578,746
Carrols Restaurant Group, Inc.*	11,000	133,650
Cheesecake Factory, Inc. (The)	4,740	228,373
China Lodging Group Ltd. (China), ADR(a)	3,129	451,921
Denny’s Corp.*	21,715	287,507
Domino’s Pizza, Inc.	1,904	359,780
Dunkin’ Brands Group, Inc.	1,600	103,152
Hilton Worldwide Holdings, Inc.	25,329	2,022,774
HIS Co. Ltd. (Japan)	4,600	166,539
Las Vegas Sands Corp.	6,719	466,903
Marriott International, Inc. (Class A Stock)	25,433	3,452,021
McDonald’s Corp.	6,061	1,043,219
MGM Resorts International	32,168	1,074,090
Norwegian Cruise Line Holdings Ltd.*	26,969	1,436,099
Paddy Power Betfair PLC (Ireland)	2,945	350,032
Penn National Gaming, Inc.*	8,854	277,396
Round One Corp. (Japan)	10,800	181,273
Royal Caribbean Cruises Ltd.	5,521	658,545
Starbucks Corp.	13,507	775,707
Vail Resorts, Inc.	690	146,604
William Hill PLC (United Kingdom)	253,404	1,099,184
Yum! Brands, Inc.	38,870	3,172,181

		19,246,488

SEE NOTES TO FINANCIAL STATEMENTS.

A399

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Household Durables — 0.5%
Cairn Homes PLC (Ireland)*	106,236	$249,415
Century Communities, Inc.*	9,101	283,041
Fujitsu General Ltd. (Japan)	77,700	1,703,333
Gree Electric Appliances, Inc. of Zhuhai (China) (Class A Stock)	178,900	1,199,912
Haier Electronics Group Co. Ltd. (Hong Kong)*	109,000	297,110
Hangzhou Robam Appliances Co. Ltd. (China) (Class A Stock)	36,483	269,267
Hanssem Co. Ltd. (South Korea)	1,281	215,132
Lennar Corp. (Class A Stock)	19,105	1,208,200
MDC Holdings, Inc.	6,456	205,817
NVR, Inc.*	30	105,247
Panasonic Corp. (Japan)	50,800	741,371
Skyline Corp.*	11,388	146,336
Suofeiya Home Collection Co. Ltd. (China) (Class A Stock)	71,900	406,138
Tempur Sealy International, Inc.*(a)	3,560	223,176
Toll Brothers, Inc.	5,000	240,100
TTK Prestige Ltd. (India)	882	106,304

		7,599,899

Household Products — 0.3%
Colgate-Palmolive Co.	13,794	1,040,757
Essity AB (Sweden) (Class B Stock)*	65,893	1,872,541
Opple Lighting Co. Ltd. (China) (Class A Stock)	32,200	211,945
Reckitt Benckiser Group PLC (United Kingdom)	13,329	1,243,506

		4,368,749

Independent Power & Renewable Electricity Producers — 0.2%
China Longyuan Power Group Corp. Ltd. (China) (Class H Stock)	770,000	546,759
Electric Power Development Co. Ltd. (Japan)	10,200	274,376
NTPC Ltd. (India)	604,181	1,673,666

		2,494,801

Industrial Conglomerates — 1.3%
Carlisle Cos., Inc.	207	23,526
CK Hutchison Holdings Ltd. (Hong Kong)	323,112	4,048,691
DCC PLC (United Kingdom)	3,467	348,908
Honeywell International, Inc.	37,702	5,781,979
Jardine Matheson Holdings Ltd. (Hong Kong)	26,000	1,577,485
Roper Technologies, Inc.	19,607	5,078,213
Siemens AG (Germany)	13,907	1,925,526

		18,784,328

Insurance — 3.6%
AIA Group Ltd. (Hong Kong)	618,600	5,261,594
American International Group, Inc.	39,691	2,364,790
Aon PLC	11,028	1,477,751
Argo Group International Holdings Ltd.	5,240	323,045
Aspen Insurance Holdings Ltd. (Bermuda)	6,540	265,523
AXA SA (France)	67,120	1,988,977
Axis Capital Holdings Ltd.	7,460	374,940
BB Seguridade Participacoes SA (Brazil)	149,800	1,286,606
Chubb Ltd.	37,779	5,520,645

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
CNA Financial Corp.	4,576	$242,757
CNO Financial Group, Inc.	7,653	188,953
Direct Line Insurance Group PLC (United Kingdom)	243,155	1,251,221
First American Financial Corp.	5,686	318,643
FNF Group	4,487	176,070
Hannover Rueck SE (Germany)	3,521	441,757
Hanover Insurance Group, Inc. (The)	3,360	363,149
Korean Reinsurance Co. (South Korea)	12,143	124,752
Markel Corp.*	305	347,435
Marsh & McLennan Cos., Inc.	57,331	4,666,170
MetLife, Inc.	13,088	661,729
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	10,595	2,287,983
Old Republic International Corp.	13,104	280,164
Progressive Corp. (The)	25,030	1,409,690
Prudential PLC (United Kingdom)	136,366	3,492,369
RSA Insurance Group PLC (United Kingdom)	159,659	1,360,923
Sampo OYJ (Finland) (Class A Stock)	35,410	1,943,372
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	3,770	940,022
Suncorp Group Ltd. (Australia)	105,259	1,134,508
Tokio Marine Holdings, Inc. (Japan)	48,100	2,187,735
Willis Towers Watson PLC	26,466	3,988,162
XL Group Ltd. (Bermuda)	63,027	2,216,029
Zurich Insurance Group AG (Switzerland)	6,966	2,117,968

		51,005,432

Internet & Direct Marketing Retail — 2.1%
Amazon.com, Inc.*	13,573	15,873,216
Ctrip.com International Ltd. (China), ADR*(a)	24,727	1,090,461
Despegar.com Corp. (Argentina)*(a)	1,595	43,831
Groupon, Inc.*	713	3,636
Netflix, Inc.*	11,521	2,211,571
Priceline Group, Inc. (The)*	5,217	9,065,790
Shop Apotheke Europe NV (Netherlands), 144A*	3,218	179,463
Wayfair, Inc. (Class A Stock)*(a)	4,810	386,099
Yoox Net-A-Porter Group SpA (Italy)*(a)	23,113	806,226

		29,660,293

Internet Software & Services — 3.3%
2U, Inc.*(a)	3,000	193,530
58.com, Inc. (China), ADR*(a)	5,076	363,289
AfreecaTV Co. Ltd. (South Korea)	6,586	118,023
Alibaba Group Holding Ltd. (China), ADR*(a)	45,034	7,765,213
Alphabet, Inc. (Class A Stock)*	2,255	2,375,417
Alphabet, Inc. (Class C Stock)*	8,002	8,373,293
Baozun, Inc. (China), ADR*(a)	12,600	397,655
Blucora, Inc.*	10,500	232,049
Cornerstone OnDemand, Inc.*	74	2,614
CoStar Group, Inc.*	1,155	342,977
Facebook, Inc. (Class A Stock)*	55,363	9,769,355
Gogo, Inc.*(a)	9,210	103,889
IAC/InterActiveCorp*	1,130	138,176
j2 Global, Inc.(a)	5,050	378,902

SEE NOTES TO FINANCIAL STATEMENTS.

A400

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Internet Software & Services (continued)
Just Eat PLC (United Kingdom)*	48,377	$508,839
Kakaku.com, Inc. (Japan)	15,800	266,715
Mail.Ru Group Ltd. (Russia), GDR*	14,283	412,779
MercadoLibre, Inc. (Argentina)(a)	1,997	628,376
NAVER Corp. (South Korea)	2,362	1,918,841
Pandora Media, Inc.*(a)	31,658	152,592
Quotient Technology, Inc.*	13,400	157,450
Scout24 AG (Germany), 144A	34,455	1,404,242
Shopify, Inc. (Canada) (Class A Stock)*	4,097	414,296
Takeaway.com NV (Netherlands), 144A*	6,707	409,489
Tencent Holdings Ltd. (China)	124,300	6,433,514
Trade Desk, Inc. (The) (Class A Stock)*(a)	3,100	141,763
Twitter, Inc.*	5,400	129,654
Wix.com Ltd. (Israel)*	3,800	218,689
Yahoo Japan Corp. (Japan)	241,600	1,106,888
YY, Inc. (China), ADR*	10,363	1,171,641
Zillow Group, Inc. (Class A Stock)*	5,450	222,033
Zillow Group, Inc. (Class C Stock)*	320	13,094

		46,265,277

IT Services — 3.0%
Accenture PLC (Class A Stock)	15,863	2,428,467
Amadeus IT Group SA (Spain)	27,835	2,003,070
Automatic Data Processing, Inc.	8,430	987,912
Black Knight, Inc.*	18,941	836,245
Booz Allen Hamilton Holding Corp.	28,922	1,102,796
Broadridge Financial Solutions, Inc.	470	42,573
CACI International, Inc . (Class A Stock)*	1,340	177,349
CSG Systems International, Inc.	4,842	212,176
EPAM Systems, Inc.*	8,567	920,353
Fidelity National Information Services, Inc.	29,731	2,797,390
First Data Corp. (Class A Stock)*	17,400	290,754
First Derivatives PLC (United Kingdom)	6,103	343,756
Fiserv, Inc.*	12,607	1,653,156
FleetCor Technologies, Inc.*	12,671	2,438,281
Global Payments, Inc.	8,715	873,592
Hexaware Technologies Ltd. (India)	50,416	268,726
Indra Sistemas SA (Spain)*	79,578	1,088,124
Infosys Ltd. (India)	53,215	864,925
Jack Henry & Associates, Inc.	2,431	284,330
Keywords Studios PLC (Ireland)	13,038	280,868
Leidos Holdings, Inc.	1,480	95,564
Mastercard, Inc. (Class A Stock)	41,097	6,220,442
MAXIMUS, Inc.	2,910	208,298
PayPal Holdings, Inc.*	38,916	2,864,996
Sabre Corp.(a)	14,700	301,350
Syntel, Inc.*	6,950	159,781
TravelSky Technology Ltd. (China) (Class H Stock)	101,000	301,916
Vantiv, Inc. (Class A Stock)*(a)	6,341	466,381
Visa, Inc. (Class A Stock)(a)	83,120	9,477,342
WEX, Inc.*	3,140	443,462
Wipro Ltd. (India)	130,373	639,348
Wirecard AG (Germany)	11,039	1,226,898

		42,300,621

Leisure Products — 0.1%
American Outdoor Brands Corp.*(a)	8,600	110,423
Brunswick Corp.	7,685	424,366

COMMON STOCKS (continued)	Shares	Value
Leisure Products (continued)
Polaris Industries, Inc.(a)	3,704	$459,259
Spin Master Corp. (Canada), 144A*	7,600	326,613
Thule Group AB (Sweden), 144A	12,309	277,284

		1,597,945

Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc.	45,285	3,032,736
Bio-Techne Corp.	2,933	379,970
Cambrex Corp.*	4,350	208,799
Charles River Laboratories International, Inc.*	1,610	176,215
Eurofins Scientific SE (Luxembourg)	607	368,942
Illumina, Inc.*	186	40,639
INC Research Holdings, Inc. (Class A Stock)*	4,910	214,076
Tecan Group AG (Switzerland)	2,041	423,887
Thermo Fisher Scientific, Inc.	26,813	5,091,252

		9,936,516

Machinery — 1.4%
Aalberts Industries NV (Netherlands)	5,749	292,081
Aumann AG (Germany), 144A*	2,345	179,263
Caterpillar, Inc.	1,938	305,390
Colfax Corp.*	7,379	292,356
Douglas Dynamics, Inc.	6,925	261,765
Escorts Ltd. (India)	22,528	277,504
Fortive Corp.	27,229	1,970,018
Fujitec Co. Ltd. (Japan)	28,300	408,174
GEA Group AG (Germany)	29,675	1,419,772
Gima TT SpA (Italy), 144A*	10,591	211,073
Graco, Inc.	9,423	426,108
Illinois Tool Works, Inc.	11,742	1,959,153
Konecranes OYJ (Finland)	4,536	207,607
Lincoln Electric Holdings, Inc.	3,815	349,378
Lonking Holdings Ltd. (China)	743,000	325,000
Manitowoc Co., Inc. (The)*	27	1,062
METAWATER Co. Ltd. (Japan)	8,600	222,531
Middleby Corp. (The)*	3,765	508,087
Miura Co. Ltd. (Japan)	8,600	230,880
Nabtesco Corp. (Japan)	7,000	267,482
Norma Group SE (Germany)	5,303	355,065
Obara Group, Inc. (Japan)	6,900	472,190
Omega Flex, Inc.	2,030	144,962
Oshkosh Corp.	2,644	240,313
PACCAR, Inc.	8,805	625,859
Proto Labs, Inc.*	4,420	455,260
SFS Group AG (Switzerland)*	895	103,864
Spirax-Sarco Engineering PLC (United Kingdom)	2,630	198,840
Stanley Black & Decker, Inc.	22,197	3,766,609
Timken Co. (The)	5,800	285,070
Toro Co. (The)	7,800	508,794
Trinity Industries, Inc.	7,100	265,966
Wabash National Corp.(a)	11,900	258,230
WABCO Holdings, Inc.*	1,895	271,933
Wabtec Corp.(a)	10,134	825,212
Welbilt, Inc.*(a)	13,710	322,322

		19,215,173

SEE NOTES TO FINANCIAL STATEMENTS.

A401

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Marine — 0.1%
Kirby Corp.*(a)	6,116	$408,549
SITC International Holdings Co. Ltd. (China).	281,000	277,395

		685,944

Media — 1.6%
A.H. Belo Corp. (Class A Stock)	20,867	100,162
Altice NV (Netherlands) (Class A Stock)*(a).	39,264	411,739
Ascential PLC (United Kingdom)	125,396	650,349
Astro Malaysia Holdings Bhd (Malaysia)	707,800	463,520
Charter Communications, Inc. (Class A Stock)*	4,371	1,468,481
Cineworld Group PLC (United Kingdom)	27,184	219,977
Comcast Corp. (Class A Stock)	72,098	2,887,525
CyberAgent, Inc. (Japan)	14,000	545,618
Daily Journal Corp.*	590	135,830
Dish TV India Ltd. (India)*	196,005	251,242
Ebiquity PLC (United Kingdom)	44,697	64,117
Eutelsat Communications SA (France)	24,791	573,973
Gannett Co., Inc.(a)	18,000	208,620
Huntsworth PLC (United Kingdom)	74,189	81,339
Liberty Broadband Corp. (Class C Stock)*	4,940	420,690
Liberty Global PLC (United Kingdom) (Class A Stock)*	43,464	1,557,750
Liberty Global PLC (United Kingdom) (Class C Stock)*	46,513	1,574,000
Liberty Global PLC LiLAC (United Kingdom) (Class A Stock)*(a)	7,792	157,009
Liberty Global PLC LiLAC (United Kingdom) (Class C Stock)*	36,738	730,719
Liberty Media Corp.-Liberty Formula One (Class A Stock)*	3,501	114,553
Liberty Media Corp.-Liberty Formula One (Class C Stock)*(a)	9,563	326,672
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	6,210	246,289
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	26,081	1,034,372
Live Nation Entertainment, Inc.*	2,600	110,682
Omnicom Group, Inc.(a)	13,024	948,538
Publicis Groupe SA (France)	15,228	1,032,262
Sirius XM Holdings, Inc.(a)	137,739	738,281
Surya Citra Media Tbk PT (Indonesia)	352,300	64,288
Tele Columbus AG (Germany), 144A*	27,453	303,603
Time Warner, Inc.	5,294	484,242
Twenty-First Century Fox, Inc. (Class A Stock)	28,063	969,015
Twenty-First Century Fox, Inc. (Class B Stock)	52,801	1,801,570
Walt Disney Co. (The)	7,922	851,694
WPP PLC (United Kingdom)	42,503	767,846
YouGov PLC (United Kingdom)	45,608	194,527

		22,491,094

Metals & Mining — 0.7%
Acerinox SA (Spain)	15,536	221,713
Antofagasta PLC (Chile)	65,656	886,097
Compass Minerals International, Inc.(a)	3,730	269,493
Franco-Nevada Corp. (Canada)	7,922	633,364
Hitachi Metals Ltd. (Japan)	106,100	1,517,498

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
JFE Holdings, Inc. (Japan)	28,700	$685,856
Kaiser Aluminum Corp.	3,240	346,194
MMC Norilsk Nickel PJSC (Russia), ADR	70,960	1,329,790
Reliance Steel & Aluminum Co.	5,685	487,716
Royal Gold, Inc.	2,780	228,294
South32 Ltd. (Australia)	713,742	1,934,633
Southern Copper Corp. (Peru)(a)	7,980	378,651
Steel Dynamics, Inc.	9,355	403,481
United States Steel Corp.	7,100	249,849

		9,572,629

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
AGNC Investment Corp.	14,510	292,957
Annaly Capital Management, Inc.(a)	33,931	403,440
Apollo Commercial Real Estate Finance, Inc.(a)	11,255	207,655
Cherry Hill Mortgage Investment Corp.	8,300	149,317
CYS Investments, Inc.	34,959	280,721
Ellington Residential Mortgage REIT(a)	10,322	124,277
Granite Point Mortgage Trust, Inc.	11,081	196,577
MTGE Investment Corp.	8,084	149,554
Redwood Trust, Inc.(a)	19,815	293,658
Sutherland Asset Management Corp.	8,108	122,836
Two Harbors Investment Corp.	5,750	93,495

		2,314,487

Multiline Retail — 0.2%
Dollar General Corp.	27,899	2,594,886
Next PLC (United Kingdom)	10,927	665,991
Tokmanni Group Corp. (Finland)	15,923	138,415

		3,399,292

Multi-Utilities — 0.4%
Black Hills Corp.(a)	3,695	222,106
DTE Energy Co.	20,335	2,225,869
NiSource, Inc.	24,524	629,531
Sempra Energy	27,634	2,954,627

		6,032,133

Oil, Gas & Consumable Fuels — 2.7%
Andeavor	9,778	1,118,017
BP PLC (United Kingdom), ADR	35,200	1,479,455
Canadian Natural Resources Ltd. (Canada), (NYSE)	39,174	1,399,295
Canadian Natural Resources Ltd. (Canada), (XTSE)	46,300	1,654,571
Cheniere Energy, Inc.*	390	20,998
Chevron Corp.	15,885	1,988,643
CNOOC Ltd. (China)	559,000	802,510
Delek US Holdings, Inc.	1,871	65,373
Devon Energy Corp.	7,487	309,962
Diamondback Energy, Inc.*	4,517	570,271
Encana Corp. (Canada)	10,662	142,124
Energen Corp.*	5,356	308,345
EOG Resources, Inc.	26,040	2,809,976
Exxon Mobil Corp.	25,631	2,143,777
Gulfport Energy Corp.*	11,966	152,686
Inpex Corp. (Japan)	59,900	745,517
Kosmos Energy Ltd. (Ghana)*	38,366	262,807
Marathon Petroleum Corp.	23,465	1,548,221

SEE NOTES TO FINANCIAL STATEMENTS.

A402

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Matador Resources Co.*(a)	10,900	$339,317
Noble Energy, Inc.	24,246	706,528
Occidental Petroleum Corp.	50,324	3,706,866
Panhandle Oil and Gas, Inc. (Class A Stock)	6,900	141,795
Parsley Energy, Inc. (Class A Stock)*	10,600	312,064
Petronet LNG Ltd. (India)	84,070	334,816
Renewable Energy Group, Inc.*(a)	9,319	109,964
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	23,100	1,541,001
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	60,157	850,908
SM Energy Co.(a)	12,531	276,684
Targa Resources Corp.	8,090	391,718
TOTAL SA (France)	79,280	4,376,238
TOTAL SA (France), ADR	31,159	1,722,470
TransCanada Corp. (Canada)	105,807	5,146,452
YPF SA (Argentina), ADR	20,700	474,237
Zion Oil & Gas, Inc.*(a)	53,700	115,992

		38,069,598

Paper & Forest Products — 0.0%
Daio Paper Corp. (Japan)(a)	19,600	258,915
Quintis Ltd. (Australia)*^(a)	93,801	73

		258,988

Personal Products — 0.2%
Beiersdorf AG (Germany)	4,542	532,471
Edgewell Personal Care Co.*	4,020	238,748
LG Household & Health Care Ltd. (South Korea)	840	932,437
Natural Health Trends Corp.(a)	4,160	63,190
Nu Skin Enterprises, Inc. (Class A Stock)	3,577	244,059
Oriflame Holding AG (Switzerland)	4,808	198,148

		2,209,053

Pharmaceuticals — 3.0%
Allergan PLC	46	7,525
Astellas Pharma, Inc. (Japan)	208,400	2,647,363
AstraZeneca PLC (United Kingdom), ADR(a)	74,900	2,599,029
Bayer AG (Germany)	36,508	4,536,589
Chugai Pharmaceutical Co. Ltd. (Japan)	21,700	1,109,059
CSPC Pharmaceutical Group Ltd. (China)	142,000	286,076
GlaxoSmithKline PLC (United Kingdom)	20,003	354,236
GlaxoSmithKline PLC (United Kingdom), ADR(a)	52,078	1,847,207
Intra-Cellular Therapies, Inc.*	7,840	113,523
Johnson & Johnson	23,304	3,256,035
Laboratorios Farmaceuticos Rovi SA (Spain)	10,104	189,508
Medicines Co. (The)*(a)	5,800	158,572
Merck & Co., Inc.	99,091	5,575,851
Merck KGaA (Germany)	9,790	1,050,824
Novartis AG (Switzerland)	16,252	1,367,647
Pacira Pharmaceuticals, Inc.*	4,495	205,197
Perrigo Co. PLC	10,488	914,134
Pfizer, Inc.	152,337	5,517,646
Roche Holding AG (Switzerland)	18,896	4,777,955

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Sanofi (France)	28,819	$2,481,078
Sino Biopharmaceutical Ltd. (Hong Kong)	193,000	341,207
Supernus Pharmaceuticals, Inc.*	4,450	177,333
Theravance Biopharma, Inc. (Cayman Islands)*(a)	6,090	169,850
Torrent Pharmaceuticals Ltd. (India)	10,095	224,302
Zoetis, Inc.	27,260	1,963,810

		41,871,556

Professional Services — 0.4%
ALS Ltd. (Australia)	40,152	218,146
Capita PLC (United Kingdom)	151,531	818,737
CBIZ, Inc.*	13,051	201,638
DKSH Holding AG (Switzerland)	3,459	302,602
DLH Holdings Corp.*	13,730	84,577
Equifax, Inc.	12,821	1,511,852
Experian PLC (United Kingdom)	65,472	1,443,176
Exponent, Inc.	2,350	167,085
IHS Markit Ltd.*	357	16,119
Intertrust NV (Netherlands), 144A	9,610	180,237
ManpowerGroup, Inc.	2,401	302,790
Persol Holdings Co. Ltd. (Japan)	12,900	322,969
TeamLease Services Ltd. (India)*	5,681	216,540
TransUnion*	2,940	161,582
UT Group Co. Ltd. (Japan)*	1,200	34,737

		5,982,787

Real Estate Management & Development — 0.6%
ADO Properties SA (Germany), 144A	3,218	162,879
Aedas Homes SAU (Spain), 144A*	10,176	373,615
Altus Group Ltd. (Canada)	10,100	296,733
BR Malls Participacoes SA (Brazil)	46,899	179,984
Brasil Brokers Participacoes SA (Brazil)*	74,500	22,235
China Overseas Land & Investment Ltd. (China)	286,000	918,027
CK Asset Holdings Ltd. (Hong Kong)	151,384	1,319,640
Emaar Properties PJSC (United Arab Emirates)	348,381	658,893
Hongkong Land Holdings Ltd. (Hong Kong).	139,800	983,330
Iguatemi Empresa de Shopping Centers SA (Brazil)	17,100	203,060
Jones Lang LaSalle, Inc.	2,336	347,900
PSP Swiss Property AG (Switzerland)	9,856	934,332
RE/MAX Holdings, Inc. (Class A Stock)	5,600	271,600
Realogy Holdings Corp.	12,074	319,961
RMR Group, Inc. (The) (Class A Stock)	2,474	146,708
St. Joe Co. (The)*(a)	16,000	288,800
Sumitomo Realty & Development Co. Ltd. (Japan)	25,000	820,475

		8,248,172

Road & Rail — 0.3%
Canadian Pacific Railway Ltd. (Canada), (NYSC)	1,404	256,595
Canadian Pacific Railway Ltd. (Canada), (XTSE)	6,299	1,150,858
CSX Corp.	6,239	343,207
Hertz Global Holdings, Inc.*(a)	6,507	143,805
Kansas City Southern	2,436	256,316

SEE NOTES TO FINANCIAL STATEMENTS.

A403

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Road & Rail (continued)
Old Dominion Freight Line, Inc.	266	$34,992
Union Pacific Corp.	9,500	1,273,950

		3,459,723

Semiconductors & Semiconductor Equipment — 1.7%
Advanced Process Systems Corp. (South Korea)*	5,305	172,908
AIXTRON SE (Germany)*	40,787	563,768
Amkor Technology, Inc.*	633	6,362
ams AG (Austria)*	4,826	437,196
Analog Devices, Inc.	74	6,588
Applied Materials, Inc.	15,550	794,915
ASML Holding NV (Netherlands), (AEX)	6,656	1,157,199
ASML Holding NV (Netherlands), (XNGS)	666	115,764
Broadcom Ltd.	17,260	4,434,093
Cree, Inc.*(a)	8,304	308,411
Cypress Semiconductor Corp.(a)	15,029	229,042
Disco Corp. (Japan)	1,200	265,967
Integrated Device Technology, Inc.*	15,100	448,923
IQE PLC (United Kingdom)*(a)	393,373	727,369
Lam Research Corp.	363	66,817
LEENO Industrial, Inc. (South Korea)	2,626	140,827
Marvell Technology Group Ltd. (Bermuda)	4,700	100,909
Maxim Integrated Products, Inc.	1,700	88,876
MaxLinear, Inc.*	9,700	256,274
Microchip Technology, Inc.(a)	12,888	1,132,597
Microsemi Corp.*	8,400	433,860
NXP Semiconductors NV (Netherlands)*	6,915	809,677
QUALCOMM, Inc.	42,354	2,711,503
Realtek Semiconductor Corp. (Taiwan)	50,000	182,259
Renesas Electronics Corp. (Japan)*	41,900	485,933
Silergy Corp. (China)	5,000	113,993
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	415,000	3,177,686
Texas Instruments, Inc.	29,762	3,108,343
Ultra Clean Holdings, Inc.*	8,000	184,720
Xilinx, Inc.	13,565	914,552
Xperi Corp.	12,600	307,440

		23,884,771

Software — 3.7%
ACI Worldwide, Inc.*	6,400	145,087
Activision Blizzard, Inc.	3,868	244,922
Alfa Financial Software Holdings PLC (United Kingdom), 144A*	38,981	282,294
Aspen Technology, Inc.*	268	17,742
Capcom Co. Ltd. (Japan)	3,500	110,687
CDK Global, Inc.	6,360	453,341
Computer Modelling Group Ltd. (Canada)	6,092	46,526
Cyient Ltd. (India)	32,697	298,461
Dell Technologies, Inc. (Class V Stock)*	2,500	203,200
Descartes Systems Group, Inc. (The) (Canada)*	7,700	218,932
Digimarc Corp.*(a)	4,590	165,929
Douzone Bizon Co. Ltd. (South Korea)	6,771	210,138
Electronic Arts, Inc.*	14,858	1,560,981
Ellie Mae, Inc.*(a)	3,270	292,338
Finjan Holdings, Inc.*	42,850	92,556
Guidewire Software, Inc.*(a)	9,383	696,782

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Intuit, Inc.	18,362	$2,897,156
Manhattan Associates, Inc.*(a)	7,553	374,176
Microsoft Corp.	280,137	23,962,919
MYOB Group Ltd. (Australia)	77,250	217,133
Netmarble Games Corp. (South Korea), 144A*	2,389	419,663
Nuance Communications, Inc.*	25,245	412,756
Pegasystems, Inc.	6,300	297,045
Playtech PLC (United Kingdom)	167,163	1,940,039
PTC, Inc.*	4,453	270,609
Red Hat, Inc.*	7,466	896,667
salesforce.com, Inc.*	32,708	3,343,739
Sea Ltd. (Singapore), ADR*(a)	35,500	473,215
ServiceNow, Inc.*	17,192	2,241,665
Snap, Inc. (Class A Stock)*	15,600	227,916
Splunk, Inc.*	2,100	173,964
Square Enix Holdings Co. Ltd. (Japan)	16,300	773,399
SS&C Technologies Holdings, Inc.	15,785	638,977
Symantec Corp.	115,620	3,244,297
Synopsys, Inc.*	18,105	1,543,270
Tableau Software, Inc. (Class A Stock)*	4,896	338,803
Take-Two Interactive Software, Inc.*	1,591	174,660
Ultimate Software Group, Inc. (The)*(a)	3,114	679,568
VMware, Inc. (Class A Stock)*(a)	3,418	428,344
WANdisco PLC (United Kingdom)*	19,944	154,275
Workday, Inc. (Class A Stock)*(a)	9,737	990,642
Zynga, Inc. (Class A Stock)*	34,316	137,264

		52,292,077

Specialty Retail — 1.0%
Burlington Stores, Inc.*	3,692	454,227
Chow Sang Sang Holdings International Ltd. (Hong Kong)	73,000	176,092
Dick’s Sporting Goods, Inc.	5,628	161,749
Dixons Carphone PLC (United Kingdom)	112,037	300,560
Dufry AG (Switzerland)*	2,264	336,068
Francesca’s Holdings Corp.*	1,659	12,127
GNC Holdings, Inc. (Class A Stock)(a)	5,364	19,793
Hikari Tsushin, Inc. (Japan)	2,600	373,294
Home Depot, Inc. (The)	18,753	3,554,256
Kingfisher PLC (United Kingdom)	308,884	1,410,371
L Brands, Inc.(a)	26,698	1,607,754
Lowe’s Cos., Inc.	686	63,757
Michaels Cos., Inc. (The)*	7,690	186,021
Monro, Inc.(a)	3,620	206,159
Office Depot, Inc.	54,242	192,017
O’Reilly Automotive, Inc.*	53	12,749
RH*(a)	3,212	276,907
Ross Stores, Inc.	36,629	2,939,477
SMCP SAS (France), 144A*	8,057	186,093
TJX Cos., Inc. (The)	525	40,142
Tractor Supply Co.	5,120	382,720
Ulta Beauty, Inc.*	209	46,745
VT Holdings Co. Ltd. (Japan)	37,400	186,011
XXL ASA (Norway), 144A	22,870	236,872
Yellow Hat Ltd. (Japan)	7,700	232,318

		13,594,279

SEE NOTES TO FINANCIAL STATEMENTS.

A404

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals — 1.1%
3D Systems Corp.*	126	$1,089
Apple, Inc.	61,752	10,450,291
NCR Corp.*	10,884	369,947
Samsung Electronics Co. Ltd. (South Korea)	1,576	3,744,436
Xaar PLC (United Kingdom)	41,535	206,469

		14,772,232

Textiles, Apparel & Luxury Goods — 0.4%
Asics Corp. (Japan)	36,800	584,929
Brunello Cucinelli SpA (Italy)	4,944	159,962
Burberry Group PLC (United Kingdom)	58,594	1,412,690
Carter’s, Inc.	2,830	332,497
Columbia Sportswear Co.	3,120	224,266
Luthai Textile Co. Ltd. (China) (Class B Stock)	159,376	173,347
Moncler SpA (Italy)	8,312	259,811
NIKE, Inc. (Class B Stock)	6,132	383,557
Pacific Textiles Holdings Ltd. (Hong Kong)	163,000	171,961
Skechers U.S.A., Inc. (Class A Stock)*	8,460	320,126
Tapestry, Inc.	19,137	846,430
Ted Baker PLC (United Kingdom)	5,080	185,432

		5,055,008

Thrifts & Mortgage Finance — 0.3%
Aruhi Corp. (Japan)*	13,600	158,963
Hingham Institution for Savings	690	142,830
Housing Development Finance Corp. Ltd. (India)	73,221	1,960,759
Kentucky First Federal Bancorp	600	5,370
LendingTree, Inc.*(a)	1,210	411,945
New York Community Bancorp, Inc.	34,396	447,836
Ocwen Financial Corp.*	37,818	118,370
PNB Housing Finance Ltd. (India), 144A	12,525	262,466
Radian Group, Inc.	19,080	393,239
Severn Bancorp, Inc.*	726	5,300
TFS Financial Corp.	22,000	328,680
Waterstone Financial, Inc.	14,460	246,543

		4,482,301

Tobacco — 1.3%
British American Tobacco PLC (United Kingdom)	97,219	6,571,873
Japan Tobacco, Inc. (Japan)(a)	78,800	2,537,606
KT&G Corp. (South Korea)	7,407	798,079
Philip Morris International, Inc.	72,718	7,682,657
Vector Group Ltd.(a)	6,394	143,098

		17,733,313

Trading Companies & Distributors — 0.5%
AeroCentury Corp.*	5,670	86,411
Ahlsell AB (Sweden), 144A	40,143	258,441
Brenntag AG (Germany)	3,590	226,326
Hanwa Co. Ltd. (Japan)	7,200	332,291
HD Supply Holdings, Inc.*	13,204	528,556
Herc Holdings, Inc.*	4,002	250,565
Huttig Building Products, Inc.*	32,750	217,788
IMCD Group NV (Netherlands)	5,074	319,063
Rexel SA (France)	66,985	1,212,891

COMMON STOCKS (continued)	Shares		Value
Trading Companies & Distributors (continued)
Sumitomo Corp. (Japan)	215,800 $		3,660,348

			7,092,680

Transportation Infrastructure — 0.1%
DP World Ltd. (United Arab Emirates)		27,177	679,123

Water Utilities — 0.1%
American States Water Co.		4,075	235,983
Artesian Resources Corp. (Class A Stock)		2,810	108,354
California Water Service Group		7,370	334,230

			678,567

Wireless Telecommunication Services — 0.4%
Sarana Menara Nusantara Tbk PT (Indonesia)		2,512,300	740,084
Shenandoah Telecommunications Co.		7,900	267,020
SmarTone Telecommunications Holdings Ltd. (Hong Kong)		85,000	102,424
T-Mobile US, Inc.*		22,154	1,407,001
Vodafone Group PLC (United Kingdom)		476,006	1,504,650
Vodafone Group PLC (United Kingdom), ADR		68,046	2,170,667

			6,191,846

TOTAL COMMON STOCKS (cost $876,323,848)			1,038,762,814

PREFERRED STOCKS — 0.1%
Biotechnology — 0.0%
Grifols SA (Spain) (Class B Stock) (PRFC)		656	15,103

Electric Utilities — 0.1%
NextEra Energy, Inc., 6.123%(a)		12,647	710,761

Health Care Equipment & Supplies — 0.0%
Becton, Dickinson & Co., 6.125%		5,935	343,637

Machinery — 0.0%
Marcopolo SA (Brazil) (PRFC)		294,800	354,603

TOTAL PREFERRED STOCKS (cost $1,191,322)			1,424,104

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.6%
Automobiles — 0.2%
AmeriCredit Automobile Receivables Trust,
Series 2014-2, Class B
1.600%	07/08/19	—	(r)	504
Series 2014-4, Class D
3.070%	11/09/20	250		252,556
Series 2015-4, Class A3
1.700%	07/08/20	264		263,530
Series 2017-1, Class A3
1.870%	08/18/21	50		49,840
BMW Vehicle Lease Trust,
Series 2017-2, Class A3
2.070%	10/20/20	105		104,713
CarMax Auto Owner Trust,
Series 2017-4, Class A3
2.110%	10/17/22	70		69,656
Enterprise Fleet Financing LLC,

SEE NOTES TO FINANCIAL STATEMENTS.

A405

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
Series 2015-1, Class A3, 144A
1.740%	09/20/20	200	$199,798
Series 2017-1, Class A2, 144A
2.130%	07/20/22	196	195,698
GMF Floorplan Owner Revolving Trust,
Series 2017-1, Class A1, 144A
2.220%	01/18/22	130	129,664
Santander Drive Auto Receivables Trust,
Series 2015-2, Class C
2.440%	04/15/21	500	501,051
Santander Retail Auto Lease Trust,
Series 2017-A, Class A3, 144A
2.220%	01/20/21	310	309,098
Wheels SPV 2 LLC,
Series 2016-1A, Class A2, 144A
1.590%	05/20/25	136	135,342
World Omni Auto Receivables Trust,
Series 2016-A, Class A3
1.770%	09/15/21	165	164,482

			2,375,932

Collateralized Loan Obligations — 0.1%
Allegro CLO Ltd.,
Series 2015-1A, Class AR, 144A
2.482%	07/25/27	645	644,999
ALM Ltd.,
Series 2014-11A, Class A2AR, 3 Month LIBOR + 1.550%, 144A
2.903%(c)	10/17/26	250	251,258
ALM Ltd. (Cayman Islands),
Series 2014-14A, Class A1R, 3 Month LIBOR + 1.150%, 144A
2.528%(c)	07/28/26	250	250,058
OZLM Ltd.,
Series 2014-8A, Class A1AR, 3 Month LIBOR + 1.130%, 144A
2.483%(c)	10/17/26	250	250,686

			1,397,001

Consumer Loans — 0.0%
Springleaf Funding Trust,
Series 2016-AA, Class A, 144A
2.900%	11/15/29	135	135,199

Credit Cards — 0.1%
Barclays Dryrock Issuance Trust,
Series 2015-1, Class A
2.200%	12/15/22	100	99,918
Synchrony Credit Card Master Note Trust,
Series 2012-2, Class A
2.220%	01/15/22	400	400,516
Series 2015-2, Class A
1.600%	04/15/21	200	199,873
Series 2017-2, Class A
2.620%	10/15/25	155	154,953

			855,260

Equipment — 0.0%
CNH Equipment Trust 2017-C,
Series 2017-C, Class A3

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Equipment (continued)
2.080%	02/15/23	245	$243,950
GreatAmerica Leasing Receivables Funding LLC,
Series 2017-1, Class A3, 144A
2.060%	06/22/20	100	99,722
Kubota Credit Owner Trust,
Series 2015-1A, Class A3, 144A
1.540%	03/15/19	64	63,890
MMAF Equipment Finance LLC,
Series 2017-B, Class A3, 144A
2.210%	10/17/22	355	353,435
Volvo Financial Equipment LLC,
Series 2017-1A, Class A3, 144A
1.920%	03/15/21	50	49,780

			810,777

Home Equity Loans — 0.0%
Nationstar HECM Loan Trust,
Series 2016-2A, Class A, 144A
2.239%(cc)	06/25/26	25	24,529

Other — 0.1%
Arbys Funding LLC,
Series 2015-1A, Class A2, 144A
4.969%	10/30/45	196	199,242
DB Master Finance LLC,
Series 2015-1A, Class A2II, 144A
3.980%	02/20/45	185	188,602
Series 2017-1A, Class A2I, 144A
3.629%	11/20/47	225	226,467
Diamond Resorts Owner Trust,
Series 2014-1, Class A, 144A
2.540%	05/20/27	29	29,137
Elara HGV Timeshare Issuer LLC,
Series 2017-A, Class A, 144A
2.690%	03/25/30	130	129,174
Jimmy Johns Funding LLC,
Series 2017-1A, Class A2I, 144A
3.610%	07/30/47	135	135,181
MVW Owner Trust,
Series 2014-1A, Class A, 144A
2.250%	09/22/31	39	38,409
Nationstar HECM Loan Trust,
Series 2016-3A, Class A, 144A
2.013%	08/25/26	42	42,066
Sierra Timeshare Receivables Funding LLC,
Series 2014-2A, Class A, 144A
2.050%(cc)	06/20/31	16	15,706
Series 2014-3A, Class A, 144A
2.300%	10/20/31	20	19,644
Wendys Funding LLC,
Series 2015-1A, Class A2II, 144A
4.080%	06/15/45	147	150,090
Series 2018-1A, Class A2I, 144A
3.573%	03/15/48	115	114,964

			1,288,682

Residential Mortgage-Backed Securities — 0.1%
Mill City Mortgage Loan Trust,
Series 2016-1, Class A1, 144A
2.500%(cc)	04/25/57	71	70,546

SEE NOTES TO FINANCIAL STATEMENTS.

A406

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Towd Point Mortgage Trust,
Series 2015-4, Class A1B, 144A
2.750%(cc)	04/25/55	61		$61,403
Series 2016-1, Class A1B, 144A
2.750%(cc)	02/25/55	99		99,135
Series 2016-2, Class A1A, 144A
2.750%(cc)	08/25/55	85		85,168
Series 2016-3, Class A1, 144A
2.250%(cc)	04/25/56	89		87,760
Series 2017-6, Class A1, 144A
2.750%(cc)	10/25/57	439		437,882

				841,894

Student Loans — 0.0%
SMB Private Education Loan Trust, Series 2015-A, Class A2A, 144A
2.490%	06/15/27	100		99,398

TOTAL ASSET-BACKED SECURITIES (cost $7,832,432)				7,828,672

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class A, 1 Month LIBOR + 0.930%, 144A
2.408%(c)	11/15/19	395		395,077
Citigroup Commercial Mortgage Trust,
Series 2014-GC19, Class A1
1.199%	03/10/47	—	(r)	246
Series 2014-GC21, Class AS
4.026%	05/10/47	50		51,932
Series 2014-GC25, Class A1
1.485%	10/10/47	5		4,946
Series 2015-GC27, Class A5
3.137%	02/10/48	235		236,855
Series 2016-GC36, Class A5
3.616%	02/10/49	400		414,179
Series 2017-P7, Class AS
3.915%	04/14/50	195		201,545
Commercial Mortgage Trust,
Series 2014-CR20, Class A1
1.324%	11/10/47	18		17,412
Series 2014-LC15, Class B
4.599%(cc)	04/10/47	20		20,773
Series 2014-UBS2, Class A1
1.298%	03/10/47	5		5,105
Series 2014-UBS4, Class A1
1.309%	08/10/47	4		4,315
Series 2014-UBS4, Class C
4.625%(cc)	08/10/47	240		241,410
Series 2014-UBS5, Class A1
1.373%	09/10/47	6		5,623
Series 2015-CR26, Class A4
3.630%	10/10/48	400		416,475
Series 2015-LC21, Class A4
3.708%	07/10/48	260		271,521
Series 2015-PC1, Class A5
3.902%	07/10/50	190		200,162

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-PANW, Class A, 144A
3.244%	10/10/29	370	$373,341
FHLMC Multifamily Structured Pass-Through Certificates,
Series K023, Class A1
1.583%	04/25/22	47	46,344
Series K025, Class A1
1.875%	04/25/22	13	13,273
Series K057, Class A1
2.206%	06/25/25	157	154,458
Series K068, Class A1
2.952%	02/25/27	194	196,988
Series K716, Class A1
2.413%	08/25/47	42	41,887
GS Mortgage Securities Trust,
Series 2014-GC22, Class A1
1.290%	06/10/47	5	5,328
Series 2014-GC24, Class A1
1.509%	09/10/47	93	92,578
Series 2014-GC26, Class A5
3.629%	11/10/47	245	254,647
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class AS
4.243%(cc)	04/15/47	30	31,597
Series 2014-C22, Class A1
1.451%	09/15/47	9	8,657
Series 2014-C23, Class A1
1.650%	09/15/47	16	16,417
Series 2014-C24, Class A1
1.539%	11/15/47	6	6,016
Series 2015-C31, Class A3
3.801%	08/15/48	150	157,201
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A4
3.144%	06/15/49	110	110,393
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A1
1.268%	07/15/47	4	4,380
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C16, Class A1
1.294%	06/15/47	2	2,344
Series 2014-C17, Class A5
3.741%	08/15/47	115	120,189
Series 2014-C17, Class B
4.464%(cc)	08/15/47	60	62,145
Series 2014-C18, Class A1
1.686%	10/15/47	21	20,615
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4
3.096%	06/15/49	270	269,843
WFRBS Commercial Mortgage Trust,
Series 2014-C19, Class A1
1.233%	03/15/47	7	6,602
Series 2014-C20, Class AS
4.176%	05/15/47	40	41,657
Series 2014-C21, Class A1
1.413%	08/15/47	17	16,745
Series 2014-C22, Class A1
1.479%	09/15/57	19	18,881

SEE NOTES TO FINANCIAL STATEMENTS.

A407

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $4,617,099)			$4,560,102

CORPORATE BONDS — 4.3%
Advertising — 0.0%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	03/15/22	120	124,029
4.200%	04/15/24	35	36,710
Omnicom Group, Inc.,
Gtd. Notes
3.600%	04/15/26	150	151,752
3.650%	11/01/24	125	128,272
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.750%	09/19/24	85	86,869

			527,632

Aerospace & Defense — 0.1%
Harris Corp.,
Sr. Unsec’d. Notes
1.999%	04/27/18	270	269,718
3.832%	04/27/25	40	41,453
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.550%	01/15/26	300	311,513

			622,684

Agriculture — 0.1%
BAT Capital Corp. (United Kingdom),
Gtd. Notes, 144A
2.764%	08/15/22	285	283,448
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.050%	07/20/18	200	199,820
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
2.300%	06/12/18	85	85,100

			568,368

Airlines — 0.1%
American Airlines 2014-1 Class A Pass-Through Trust, Pass-Through Certificates
3.700%	04/01/28	79	80,692
American Airlines 2016-1 Class B Pass-Through Trust, Pass-Through Certificates
5.250%	07/15/25	413	436,009
Delta Air Lines 2009-1 Class A Pass-Through Trust, Pass-Through Certificates
7.750%	06/17/21	15	16,364
Delta Air Lines 2015-1 Class B Pass-Through Trust, Pass-Through Certificates
4.250%	01/30/25	130	134,315
Delta Air Lines, Inc., Sr. Unsec’d. Notes
2.875%	03/13/20	345	347,002

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Airlines (continued)
United Airlines 2014-1 Class B Pass-Through Trust, Pass-Through Certificates
4.750%	10/11/23	19	$19,909
United Airlines 2014-2 Class B Pass-Through Trust, Pass-Through Certificates
4.625%	03/03/24	110	112,637
United Airlines 2016-1 Class A Pass-Through Trust, Pass-Through Certificates
3.450%	01/07/30	195	197,648
United Airlines 2016-2 Class A Pass-Through Trust, Pass-Through Certificates
3.100%	04/07/30	195	191,529

			1,536,105

Auto Manufacturers — 0.2%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
1.450%	09/13/19	250	247,309
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.300%	02/12/21	415	411,481
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.145%	01/09/18	200	200,004
2.979%	08/03/22	350	348,765
General Motors Co.,
Sr. Unsec’d. Notes
3.500%	10/02/18	60	60,624
General Motors Financial Co., Inc.,
Gtd. Notes
3.100%	01/15/19	55	55,294
3.150%	01/15/20	440	444,969
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.300%	05/10/19	225	222,581
1.950%	02/27/20	135	134,245

			2,125,272

Auto Parts & Equipment — 0.0%
Aptiv PLC,
Gtd. Notes
3.150%	11/19/20	115	116,776
Delphi Corp.,
Gtd. Notes
4.150%	03/15/24	25	26,400

			143,176

Banks — 1.1%
ABN AMRO Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A
2.100%	01/18/19	200	199,738
Sub. Notes, 144A
4.750%	07/28/25	200	212,299
ANZ New Zealand Int’l Ltd. (New Zealand),
Gtd. Notes, 144A
2.200%	07/17/20	200	198,855
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.125%	02/23/23	400	397,964

SEE NOTES TO FINANCIAL STATEMENTS.

A408

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
3.500%	04/19/26	190	$194,257
Sr. Unsec’d. Notes, MTN
2.650%	04/01/19	115	115,653
3.824%	01/20/28	600	620,622
Sub. Notes, MTN
4.200%	08/26/24	10	10,531
4.450%	03/03/26	225	240,166
BPCE SA (France),
Gtd. Notes, MTN, 144A
3.000%	05/22/22	250	249,862
Sub. Notes, MTN, 144A
4.875%	04/01/26	200	214,203
Branch Banking & Trust Co.,
Sr. Unsec’d. Notes
1.450%	05/10/19	250	247,632
Capital One NA,
Sr. Unsec’d. Notes
1.850%	09/13/19	350	346,625
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.350%	08/02/21	205	202,765
3.887%	01/10/28	1,095	1,133,415
5.875%	01/30/42	25	32,881
Citizens Bank NA,
Sr. Unsec’d. Notes, MTN
2.500%	03/14/19	250	250,592
2.550%	05/13/21	250	249,075
Citizens Financial Group, Inc.,
Sr. Unsec’d. Notes
2.375%	07/28/21	30	29,607
Sub. Notes
4.300%	12/03/25	129	135,306
Commonwealth Bank of Australia (Australia),
Sr. Unsec’d. Notes, MTN, 144A
5.000%	10/15/19	100	104,609
Sub. Notes, 144A
4.500%	12/09/25	250	261,705
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.997%	12/14/23	575	568,247
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
2.200%	03/02/20	350	348,555
Fifth Third Bancorp,
Sub. Notes
4.300%	01/16/24	30	31,841
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.000%	04/25/19	175	174,472
3.000%	04/26/22	685	687,686
3.750%	05/22/25	125	128,781
Sub. Notes
4.250%	10/21/25	475	496,437
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.262%	03/13/23	375	380,220

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)
Banks (continued)
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.150%	03/29/22	200	$202,392
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
3.125%	07/14/22	200	198,558
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
1.625%	05/15/18	175	174,886
3.125%	01/23/25	125	125,689
3.782%	02/01/28	355	367,869
3.882%	07/24/38	310	318,670
Sub. Notes
3.375%	05/01/23	375	381,173
4.250%	10/01/27	175	185,999
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
2.125%	03/07/22	400	397,345
Manufacturers & Traders Trust Co.,
Sub. Notes
3.400%	08/17/27	250	252,914
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.375%	07/23/19	150	150,169
Sr. Unsec’d. Notes, MTN
2.125%	04/25/18	75	75,039
3.125%	07/27/26	500	493,165
3.971%	07/22/38	190	196,744
4.300%	01/27/45	170	183,358
Nordea Bank AB (Sweden),
Sr. Unsec’d. Notes, 144A
2.125%	05/29/20	375	372,807
Northern Trust Corp.,
Sr. Unsec’d. Notes
2.375%	08/02/22	25	24,981
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.300%	03/08/22	335	343,959
Regions Bank,
Sr. Unsec’d. Notes
2.250%	09/14/18	250	250,273
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN
2.150%	03/15/19	45	45,002
Santander UK PLC (United Kingdom),
Sr. Unsec’d. Notes
2.350%	09/10/19	50	50,020
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes, GMTN
1.950%	07/23/18	250	249,962
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, GMTN
1.450%	09/06/18	225	224,191
1.750%	07/23/18	195	194,842
Sub. Notes
3.625%	09/15/31	35	34,910
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
3.000%	03/15/22	50	50,997

SEE NOTES TO FINANCIAL STATEMENTS.

A409

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A
3.000%	04/15/21	200	$201,404
4.125%	09/24/25	200	209,891
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.069%	01/24/23	910	916,829
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	70	72,279
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
2.150%	03/06/20	450	447,996

			15,858,914

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
3.650%	02/01/26	265	273,474
4.900%	02/01/46	350	405,646
Dr Pepper Snapple Group, Inc.,
Gtd. Notes
2.550%	09/15/26	320	303,356

			982,476

Biotechnology — 0.1%
Baxalta, Inc.,
Gtd. Notes
2.875%	06/23/20	75	75,484
Biogen, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/22	60	62,181
Celgene Corp.,
Sr. Unsec’d. Notes
3.550%	08/15/22	155	159,655
4.625%	05/15/44	185	197,381
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
1.850%	09/20/19	200	199,169
3.250%	09/01/22	55	56,607

			750,477

Building Materials — 0.0%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.000%	11/01/22	30	29,738
Vulcan Materials Co.,
Sr. Unsec’d. Notes
4.500%	06/15/47	75	76,576

			106,314

Chemicals — 0.0%
Potash Corp. of Saskatchewan, Inc. (Canada),
Sr. Unsec’d. Notes
4.000%	12/15/26	80	83,229
Solvay Finance America LLC (Belgium),
Gtd. Notes, 144A
3.400%	12/03/20	200	204,221

			287,450

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Commercial Services — 0.1%
Ecolab, Inc.,
Sr. Unsec’d. Notes
1.550%	01/12/18	100	$99,989
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.800%	11/01/18	25	25,118
3.850%	11/15/24	10	10,359
George Washington University (The),
Unsec’d. Notes
3.545%	09/15/46	60	57,921
4.300%	09/15/44	75	82,192
HPHT Finance 15 Ltd. (Hong Kong),
Gtd. Notes, 144A
2.250%	03/17/18	200	199,863
Massachusetts Institute of Technology,
Unsec’d. Notes
3.959%	07/01/38	75	82,703
Northwestern University,
Unsec’d. Notes
3.812%	12/01/50	550	558,415
President & Fellows of Harvard College,
Unsec’d. Notes
3.150%	07/15/46	425	414,719
3.619%	10/01/37	35	37,176
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.375%	03/22/27	35	34,291
4.125%	02/02/26	30	31,215

			1,633,961

Computers — 0.2%
Apple, Inc.,
Sr. Unsec’d. Notes
1.900%	02/07/20	250	249,248
3.200%	05/11/27	955	967,129
3.250%	02/23/26	450	459,254
DXC Technology Co.,
Sr. Unsec’d. Notes
2.875%	03/27/20	205	205,997
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
2.850%	10/05/18	225	226,084
Sr. Unsec’d. Notes, 144A
2.100%	10/04/19	130	129,110

			2,236,822

Diversified Financial Services — 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands),
Gtd. Notes
3.500%	05/26/22	150	152,229
AIG Global Funding,
Sr. Sec’d. Notes, 144A
2.150%	07/02/20	145	143,716
Air Lease Corp.,
Sr. Unsec’d. Notes
3.625%	04/01/27	150	149,881
American Express Co.,
Sr. Unsec’d. Notes
1.550%	05/22/18	35	34,959

SEE NOTES TO FINANCIAL STATEMENTS.

A410

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
American Express Credit Corp.,
Sr. Unsec’d. Notes
2.125%	07/27/18		50	$50,059
Sr. Unsec’d. Notes, MTN
2.200%	03/03/20		325	324,016
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		75	75,495
Intercontinental Exchange, Inc.,
Gtd. Notes
2.750%	12/01/20		60	60,711
Jefferies Group LLC,
Sr. Unsec’d. Notes
5.125%	04/13/18		45	45,369
Visa, Inc.,
Sr. Unsec’d. Notes
4.150%	12/14/35		360	399,694

				1,436,129

Electric — 0.3%
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.400%	05/15/44		35	38,582
CMS Energy Corp.,
Sr. Unsec’d. Notes
4.875%	03/01/44		25	29,210
Dominion Energy, Inc.,
Jr. Sub. Notes
2.579%	07/01/20		35	35,015
Sr. Unsec’d. Notes
2.500%	12/01/19		110	110,169
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26		55	52,699
3.750%	09/01/46		45	44,501
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46		175	178,738
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.750%	04/06/23		500	492,678
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	(a)	400	400,133
5.150%	12/01/20		25	26,621
FirstEnergy Corp.,
Sr. Unsec’d. Notes
7.375%	11/15/31		235	316,945
Georgia Power Co.,
Sr. Unsec’d. Notes
2.000%	09/08/20		350	347,988
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	11/15/22		370	369,331
Ohio Power Co.,
Sr. Unsec’d. Notes
6.600%	03/01/33		295	388,824

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Electric (continued)
PPL Capital Funding, Inc.,
Gtd. Notes
1.900%	06/01/18	20	$19,982
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.050%	03/15/19	350	369,491
Southern Co. (The),
Sr. Unsec’d. Notes
4.250%	07/01/36	140	147,532
4.400%	07/01/46	140	149,096
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41	35	38,927
State Grid Overseas Investment 2016 Ltd. (China),
Gtd. Notes, MTN, 144A
2.250%	05/04/20	350	346,650
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20	50	52,624
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25	150	155,600
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.000%	01/15/43	250	265,200

			4,376,536

Electronics — 0.0%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
3.875%	07/15/23	85	88,037
Avnet, Inc.,
Sr. Unsec’d. Notes
4.625%	04/15/26	125	128,922
5.875%	06/15/20	25	26,639
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
3.300%	10/30/19	100	100,946

			344,544

Engineering & Construction — 0.0%
SBA Tower Trust,
First Lien, 144A
2.877%	07/10/46	90	89,304
2.898%	10/11/44	160	160,384

			249,688

Environmental Control — 0.0%
Republic Services, Inc.,
Sr. Unsec’d. Notes
3.375%	11/15/27	155	156,159
5.500%	09/15/19	25	26,290

			182,449

Foods — 0.0%
Danone SA (France),
Sr. Unsec’d. Notes, 144A
2.947%	11/02/26	250	243,426

SEE NOTES TO FINANCIAL STATEMENTS.

A411

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	11/02/27		200	$198,630
International Paper Co.,
Sr. Unsec’d. Notes
4.750%	02/15/22		17	18,285
4.800%	06/15/44	(a)	25	27,366
West Fraser Timber Co. Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
4.350%	10/15/24		90	88,484

				332,765

Gas — 0.0%
NiSource Finance Corp.,
Gtd. Notes
3.490%	05/15/27		295	300,263
3.950%	03/30/48		235	240,734

				540,997

Hand/Machine Tools — 0.0%
Stanley Black & Decker, Inc.,
Sub. Notes
2.451%	11/17/18		215	215,649

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
3.400%	11/30/23		140	142,422
4.750%	11/30/36		185	207,866
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
3.700%	06/06/27		360	362,776
Medtronic Global Holdings SCA,
Gtd. Notes
1.700%	03/28/19		400	398,340
Medtronic, Inc., Gtd. Notes
4.625%	03/15/45		150	174,758
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.150%	12/14/18		150	150,206
2.400%	02/01/19		20	20,049
2.950%	09/19/26		150	145,756

				1,602,173

Healthcare-Services — 0.1%
AHS Hospital Corp.,
Unsec’d. Notes
5.024%	07/01/45		175	211,789
Anthem, Inc.,
Sr. Unsec’d. Notes
2.500%	11/21/20		135	134,718
4.650%	01/15/43		55	60,309
Baylor Scott & White Holdings,
Sec’d. Notes
3.967%	11/15/46		200	207,996
Unsec’d. Notes
4.185%	11/15/45		125	133,987

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Healthcare-Services (continued)
Humana, Inc.,
Sr. Unsec’d. Notes
2.625%	10/01/19	75	$75,317
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes
4.200%	07/01/55	75	81,088
NYU Hospitals Center,
Sec’d. Notes
4.784%	07/01/44	135	154,264
Trinity Health Corp.,
Sec’d. Notes
4.125%	12/01/45	200	212,062
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.875%	03/15/22	40	40,493

			1,312,023

Insurance — 0.3%
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, MTN, 144A
3.200%	03/11/25	200	199,214
American International Group, Inc.,
Sr. Unsec’d. Notes
2.300%	07/16/19	15	14,989
4.125%	02/15/24	50	52,830
Aon PLC,
Gtd. Notes
4.750%	05/15/45	75	83,392
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
2.750%	03/15/23	200	201,307
Chubb INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24	30	30,900
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.950%	05/15/24	475	494,361
First American Financial Corp.,
Sr. Unsec’d. Notes
4.600%	11/15/24	50	51,749
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44	450	500,123
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
3.300%	03/14/23	30	30,746
3.500%	06/03/24	25	25,831
4.350%	01/30/47	25	27,692
MassMutual Global Funding II,
Sec’d. Notes, MTN, 144A
1.950%	09/22/20	400	395,426
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A
1.350%	09/14/18	430	428,347
2.050%	06/12/20	150	148,911
New York Life Global Funding,
Sec’d. Notes, 144A
1.500%	10/24/19	85	83,875

SEE NOTES TO FINANCIAL STATEMENTS.

A412

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Insurance (continued)
Principal Financial Group, Inc.,
Gtd. Notes
3.300%	09/15/22	35	$35,600
3.400%	05/15/25	120	121,713
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	575	608,086
4.900%	09/15/44	70	80,071
Unum Group,
Sr. Unsec’d. Notes
3.000%	05/15/21	70	70,489
Willis North America, Inc.,
Gtd. Notes
3.600%	05/15/24	180	182,989

			3,868,641

Internet — 0.1%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
4.000%	12/06/37	200	206,970
Amazon.com, Inc.,
Sr. Unsec’d. Notes
5.200%	12/03/25	230	264,027
Sr. Unsec’d. Notes, 144A
2.800%	08/22/24	140	139,574
3.875%	08/22/37	220	233,442
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.750%	06/09/19	200	200,252
Expedia, Inc.,
Gtd. Notes
5.000%	02/15/26	220	235,185
Priceline Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	06/01/26	125	125,535
3.650%	03/15/25	75	76,228

			1,481,213

Iron/Steel — 0.0%
Carpenter Technology Corp.,
Sr. Unsec’d. Notes
5.200%	07/15/21	145	151,249

Lodging — 0.0%
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
3.375%	07/15/23	85	86,856

Machinery-Diversified — 0.0%
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
3.000%	12/15/20	390	394,641

Media — 0.1%
21st Century Fox America, Inc.,
Gtd. Notes
3.700%	10/15/25	30	31,307
4.500%	02/15/21	25	26,423
5.650%	08/15/20	30	32,441

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25	305	$324,271
NBCUniversal Media LLC,
Gtd. Notes
5.150%	04/30/20	25	26,635
Thomson Reuters Corp. (Canada),
Sr. Unsec’d. Notes
3.350%	05/15/26	20	19,905
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.000%	09/01/21	10	10,299
5.000%	02/01/20	35	36,526
6.550%	05/01/37	28	32,930
6.750%	07/01/18	15	15,332
6.750%	06/15/39	30	35,996
8.250%	04/01/19	35	37,408
8.750%	02/14/19	10	10,662

			640,135

Mining — 0.0%
Goldcorp, Inc. (Canada),
Sr. Unsec’d. Notes
2.125%	03/15/18	50	50,026
3.625%	06/09/21	35	35,769
Rio Tinto Finance USA Ltd. (United Kingdom),
Gtd. Notes
3.750%	06/15/25	100	104,824

			190,619

Miscellaneous Manufacturing — 0.0%
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
3.150%	09/07/22	292	296,616

Oil & Gas — 0.2%
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.768%	09/19/19	220	218,752
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
1.750%	01/15/18	35	34,994
CNOOC Finance 2015 USA LLC (China),
Gtd. Notes
3.500%	05/05/25	200	201,581
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27	90	91,175
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.250%	09/18/18	50	50,450
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27	185	185,453
Nabors Industries, Inc.,
Gtd. Notes
5.500%	01/15/23	75	72,750

SEE NOTES TO FINANCIAL STATEMENTS.

A413

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	175	$179,221
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, MTN, 144A
4.300%	05/20/23	200	209,002
Petroleos Mexicanos (Mexico),
Gtd. Notes
3.125%	01/23/19	140	140,700
3.500%	07/23/20	90	91,215
5.500%	06/27/44	210	193,192
Gtd. Notes, 144A
5.375%	03/13/22	300	318,000
Shell International Finance BV (Netherlands),
Gtd. Notes
1.375%	05/10/19	300	297,417
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.600%	12/01/24	100	102,196
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.700%	09/15/26	50	50,215
3.700%	03/15/28	260	258,214

			2,694,527

Packaging & Containers — 0.0%
Packaging Corp. of America,
Sr. Unsec’d. Notes
2.450%	12/15/20	220	220,309
3.650%	09/15/24	30	30,761

			251,070

Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	05/14/26	55	54,837
3.600%	05/14/25	220	226,177
4.500%	05/14/35	200	219,668
Allergan Funding SCS,
Gtd. Notes
3.450%	03/15/22	135	137,167
Express Scripts Holding Co.,
Gtd. Notes
2.600%	11/30/20	375	374,654
3.300%	02/25/21	150	152,354
Mead Johnson Nutrition Co. (United Kingdom),
Gtd. Notes
4.125%	11/15/25	10	10,606
4.600%	06/01/44	35	39,022
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23	260	255,599
Teva Pharmaceutical Finance IV BV (Israel),
Gtd. Notes
3.650%	11/10/21	175	166,477
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
1.700%	07/19/19	510	495,514

			2,132,075

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pipelines — 0.1%
APT Pipelines Ltd. (Australia),
Gtd. Notes, 144A
4.250%	07/15/27	70	$72,439
Boardwalk Pipelines LP,
Gtd. Notes
4.450%	07/15/27	50	50,867
4.950%	12/15/24	60	64,278
Columbia Pipeline Group, Inc.,
Gtd. Notes
3.300%	06/01/20	90	91,285
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes
4.000%	10/01/23	65	67,652
4.250%	12/01/26	55	57,510
Sub. Notes
6.000%	01/15/77	115	119,600
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
2.700%	04/01/19	25	24,978
4.850%	07/15/26	70	73,351
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	09/15/46	45	45,545
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	150	151,767
Spectra Energy Capital LLC,
Gtd. Notes
3.300%	03/15/23	50	49,888
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
3.375%	10/15/26	130	128,472
Williams Partners LP,
Sr. Unsec’d. Notes
5.100%	09/15/45	165	181,462

			1,179,094

Real Estate Investment Trusts (REITs) — 0.2%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
3.450%	04/30/25	595	593,023
American Campus Communities Operating Partnership LP,
Gtd. Notes
4.125%	07/01/24	50	52,079
Boston Properties LP,
Sr. Unsec’d. Notes
3.650%	02/01/26	75	76,191
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.875%	08/15/22	45	46,107
3.900%	03/15/27	70	69,296
4.125%	06/15/26	115	115,988
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.400%	02/15/21	30	30,637
3.700%	06/15/26	200	199,864
4.750%	05/15/47	85	89,479

SEE NOTES TO FINANCIAL STATEMENTS.

A414

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Essex Portfolio LP,
Gtd. Notes
3.375%	04/15/26	230	$228,213
Healthcare Realty Trust, Inc.,
Sr. Unsec’d. Notes
3.625%	01/15/28	160	158,298
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24	200	199,427
4.250%	08/15/29	100	103,453
4.375%	10/01/25	40	41,963
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.300%	02/01/25	145	143,870
6.875%	10/01/19	250	268,688
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	10/01/24	100	102,063
VEREIT Operating Partnership LP,
Gtd. Notes
3.950%	08/15/27	195	192,772
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia),
Gtd. Notes, 144A
3.250%	10/05/20	200	203,502

			2,914,913

Retail — 0.1%
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.625%	04/21/19	265	262,795
3.125%	04/21/26	70	68,180
3.750%	06/01/27	550	558,202
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.600%	09/01/27	250	250,919
4.625%	09/15/21	50	53,127
QVC, Inc.,
Sr. Sec’d. Notes
3.125%	04/01/19	200	200,746
4.375%	03/15/23	45	46,145
4.450%	02/15/25	10	10,201
4.850%	04/01/24	105	110,339

			1,560,654

Semiconductors — 0.0%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes, 144A
2.200%	01/15/21	265	259,138
3.000%	01/15/22	275	272,671

			531,809

Software — 0.1%
Microsoft Corp.,
Sr. Unsec’d. Notes
4.200%	11/03/35	150	170,193
Oracle Corp.,
Sr. Unsec’d. Notes
2.400%	09/15/23	500	493,747

			663,940

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Telecommunications — 0.1%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.850%	02/14/23	600	$602,379
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
3.222%	05/15/42	25	25,251
3.663%	05/15/45	50	50,855
Rogers Communications, Inc. (Canada),
Gtd. Notes
3.625%	12/15/25	45	45,961
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.272%	01/15/36	330	328,285
5.150%	09/15/23	625	695,402
5.250%	03/16/37	200	219,936

			1,968,069

Transportation — 0.0%
Autoridad del Canal de Panama (Panama),
Sr. Unsec’d. Notes, 144A
4.950%	07/29/35	200	222,999
JB Hunt Transport Services, Inc.,
Gtd. Notes
2.400%	03/15/19	25	25,027
Kansas City Southern,
Gtd. Notes
4.300%	05/15/43	80	84,096

			332,122

Trucking & Leasing — 0.1%
GATX Corp.,
Sr. Unsec’d. Notes
2.600%	03/30/20	15	14,996
3.250%	09/15/26	375	365,496
3.500%	03/15/28	280	276,313
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.500%	06/15/19	30	30,058
3.200%	07/15/20	150	152,237

			839,100

TOTAL CORPORATE BONDS (cost $59,640,183)			60,393,373

MUNICIPAL BONDS — 0.2%
California — 0.1%
California State Public Works Board,
Revenue Bonds
7.804%	03/01/35	200	285,915
Northern California Power Agency,
Revenue Bonds
7.311%	06/01/40	200	274,360
San Jose Redevelopment Agency Successor Agency,
Tax Allocation
3.375%	08/01/34	165	162,558
State of California,
General Obligation Unlimited
7.500%	04/01/34	120	177,698
7.625%	03/01/40	100	156,445

SEE NOTES TO FINANCIAL STATEMENTS.

A415

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (continued)
California (continued)
University of California,
Revenue Bonds
4.131%	05/15/45	15	$15,867

			1,072,843

Florida — 0.0%
State Board of Administration Finance Corp.,
Revenue Bonds
2.638%	07/01/21	175	175,180

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Revenue Bonds
6.655%	04/01/57	300	377,880

Illinois — 0.1%
Metropolitan Water Reclamation District of Greater Chicago,
General Obligation Ltd.
5.720%	12/01/38	410	533,123

Michigan — 0.0%
Detroit City School District,
General Obligation Unlimited
6.645%	05/01/29	240	295,210

New York — 0.0%
New York State Dormitory Authority,
Revenue Bonds
3.879%	07/01/46	375	385,211
Port Authority of New York & New Jersey,
Revenue Bonds
5.310%	08/01/46	50	56,001

			441,212

North Carolina — 0.0%
University of North Carolina at Chapel Hill,
Revenue Bonds
3.847%	12/01/34	150	162,180

South Carolina — 0.0%
South Carolina Public Service Authority,
Revenue Bonds
2.388%	12/01/23	220	209,433

Wisconsin — 0.0%
State of Wisconsin,
Revenue Bonds
3.954%	05/01/36	250	260,013

TOTAL MUNICIPAL BONDS (cost $3,427,830)			3,527,074

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.2%
COLT Mortgage Loan Trust, Series 2017-1, Class A1, 144A
2.614%(cc)	05/27/47	120	119,828
Fannie Mae Connecticut Avenue Securities,
Series 2016-C03, Class 1M1, 1 Month LIBOR + 2.000%
3.552%(c)	10/25/28	32	32,274
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%
3.002%(c)	01/25/29	51	51,938

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae REMICS,
Series 2016-64, Class FA, 1 Month LIBOR + 0.500%
2.052%(c)	09/25/46	194	$195,582
Series 2016-70, Class F, 1 Month LIBOR + 0.450%
2.002%(c)	10/25/46	87	87,825
Series 2016-79, Class NF, 1 Month LIBOR + 0.450%
2.002%(c)	11/25/46	181	182,252
Series 2016-84, Class FT, 1 Month LIBOR + 0.500%
2.052%(c)	11/25/46	102	102,731
Series 2017-16, Class FA, 1 Month LIBOR + 0.450%
2.002%(c)	03/25/47	73	73,828
Freddie Mac REMICS,
Series 4566, Class FA, 1 Month LIBOR + 0.500%
1.977%(c)	04/15/46	95	95,698
Series 4604, Class FH, 1 Month LIBOR + 0.500%
1.977%(c)	08/15/46	14	14,378
Series 4614, Class FG, 1 Month LIBOR + 0.500%
1.977%(c)	09/15/46	50	49,978
Series 4621, Class FK, 1 Month LIBOR + 0.500%
1.977%(c)	10/15/46	73	73,450
Series 4623, Class EF, 1 Month LIBOR + 0.450%
1.927%(c)	10/15/46	46	46,379
Series 4623, Class MF, 1 Month LIBOR + 0.500%
1.977%(c)	10/15/46	44	44,760
Series 4648, Class FA, 1 Month LIBOR + 0.500%
1.977%(c)	01/15/47	118	118,894
Series 4650, Class FL, 1 Month LIBOR + 0.450%
1.927%(c)	01/15/47	112	112,889
Series 4654, Class FK, 1 Month LIBOR + 0.500%
1.977%(c)	02/15/47	83	84,200
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA1, Class M1, 1 Month LIBOR + 0.900%
2.452%(c)	10/25/27	38	38,056
Series 2015-DNA3, Class M2, 1 Month LIBOR + 2.850%
4.402%(c)	04/25/28	187	193,165
Series 2016-HQA1, Class M2, 1 Month LIBOR + 2.750%
4.302%(c)	09/25/28	250	256,998
Series 2016-HQA3, Class M1, 1 Month LIBOR + 0.800%
2.352%(c)	03/25/29	145	145,009
Seasoned Credit Risk Transfer Trust,
Series 2016-1, Class M1, 144A
3.000%(cc)	09/25/55	54	52,242

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $2,145,277)			2,172,354

SOVEREIGN BONDS — 0.3%
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
5.603%	07/20/20	200	214,734
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24	200	207,400
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
4.875%	05/05/21	400	426,602
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN
4.125%	01/21/26	350	364,875

SEE NOTES TO FINANCIAL STATEMENTS.

A416

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (continued)
4.750%	03/08/44	100	$101,100
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36	60	79,860
Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
3.250%	04/06/26	145	148,063
Province of Alberta (Canada),
Sr. Unsec’d. Notes
1.900%	12/06/19	225	223,392
2.200%	07/26/22	500	492,715
Sr. Unsec’d. Notes, MTN, 144A
1.750%	08/26/20	200	197,084
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.000%	10/23/22	25	24,514
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
3.050%	05/14/24	250	254,989
Province of Ontario (Canada),
Sr. Unsec’d. Notes
1.200%	02/14/18	165	164,914
3.000%	07/16/18	150	150,935
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	08/25/21	100	101,067
Unsec’d. Notes
3.500%	07/29/20	325	335,054
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
5.500%	03/09/20	100	104,972

TOTAL SOVEREIGN BONDS (cost $3,576,147)			3,592,270

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.1%
Federal Home Loan Bank
1.000%	09/26/19	325	320,021
Federal Home Loan Mortgage Corp.
2.500%	06/01/30	364	363,470
3.000%	01/01/27	37	37,451
3.000%	02/01/30	60	61,422
3.000%	08/01/43	207	207,782
3.500%	03/01/42	6	5,943
3.500%	12/01/42	142	146,185
3.500%	01/01/44	204	210,313
3.500%	03/01/46	355	367,239
4.000%	07/01/25	11	11,309
4.000%	09/01/40	3	3,536
4.000%	12/01/40	51	53,670
4.000%	02/01/41	60	62,966
4.000%	04/01/42	9	9,383
4.000%	06/01/42	27	28,175
4.000%	11/01/45	236	246,561
4.500%	05/01/40	24	25,367
4.500%	10/01/41	179	190,672
4.500%	05/01/42	86	91,487
5.000%	07/01/35	40	43,778

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	09/01/39	8	$8,815
5.500%	06/01/36	46	51,260
6.000%	08/01/34	30	34,059
6.000%	01/01/38	10	10,959
Federal National Mortgage Assoc.
1.000%	08/28/19	850	837,462
1.250%	08/17/21	630	610,486
1.500%	02/28/20	130	128,651
2.000%	07/01/28	21	20,324
2.500%	05/01/30	56	56,192
2.500%	07/01/30	109	108,712
2.500%	11/01/31	939	938,271
2.500%	11/01/31	22	22,234
2.500%	02/01/32	485	484,116
2.500%	05/01/32	469	468,673
2.500%	02/01/43	27	26,014
3.000%	12/01/27	15	15,318
3.000%	10/01/28	35	35,356
3.000%	03/01/30	102	104,562
3.000%	08/01/32	143	145,249
3.000%	10/01/32	1,162	1,186,058
3.000%	09/01/33	19	19,873
3.000%	11/01/36	204	207,354
3.000%	11/01/36	183	185,825
3.000%	11/01/36	42	42,545
3.000%	12/01/36	52	52,581
3.000%	10/01/37	301	305,249
3.000%	01/01/43	59	59,150
3.000%	05/01/43	274	275,451
3.000%	05/01/43	40	40,283
3.000%	05/01/43	3	3,211
3.000%	05/01/46	630	630,374
3.000%	09/01/46	61	60,706
3.000%	10/01/46	741	742,449
3.000%	10/01/46	490	490,957
3.000%	10/01/46	334	334,550
3.000%	11/01/46	1,625	1,629,273
3.000%	11/01/46	407	407,708
3.000%	11/01/46	275	275,337
3.000%	11/01/46	243	243,096
3.000%	11/01/46	193	193,513
3.000%	11/01/46	136	136,311
3.000%	11/01/46	61	61,023
3.000%	11/01/46	41	41,631
3.000%	11/01/46	28	28,018
3.000%	12/01/46	202	202,533
3.000%	12/01/46	195	195,421
3.000%	12/01/46	194	194,476
3.000%	12/01/46	128	128,108
3.000%	12/01/46	34	33,719
3.000%	01/01/47	130	130,376
3.000%	02/01/47	814	814,508
3.000%	11/01/47	468	467,986
3.000%	TBA	1,375	1,375,000
3.500%	10/01/41	25	25,348
3.500%	07/01/42	76	78,866
3.500%	07/01/42	69	70,586
3.500%	03/01/43	60	62,155

SEE NOTES TO FINANCIAL STATEMENTS.

A417

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	06/01/43	37	$37,651
3.500%	06/01/43	24	24,606
3.500%	07/01/43	154	159,741
3.500%	09/01/43	83	85,941
3.500%	01/01/44	671	692,033
3.500%	01/01/44	152	157,053
3.500%	03/01/44	39	40,093
3.500%	07/01/44	153	157,894
3.500%	04/01/45	275	282,633
3.500%	04/01/45	46	47,831
3.500%	04/01/45	1	1,546
3.500%	05/01/45	119	123,182
3.500%	06/01/45	148	152,540
3.500%	07/01/45	257	264,318
3.500%	09/01/45	612	630,612
3.500%	11/01/45	257	264,041
3.500%	11/01/45	58	59,658
3.500%	11/01/45	56	57,613
3.500%	12/01/45	1,047	1,075,171
3.500%	12/01/45	543	557,478
3.500%	12/01/45	407	420,414
3.500%	01/01/46	186	191,761
3.500%	04/01/46	184	188,894
3.500%	06/01/46	469	484,454
3.500%	06/01/46	289	298,741
3.500%	09/01/46	672	689,822
3.500%	01/01/47	1,586	1,628,784
3.500%	04/01/47	588	604,377
3.500%	TBA	2,550	2,632,026
3.500%	TBA	1,660	1,704,353
3.500%	TBA	1,600	1,642,750
4.000%	07/01/25	27	28,368
4.000%	11/01/40	74	77,660
4.000%	12/01/40	18	18,811
4.000%	02/01/41	113	119,148
4.000%	02/01/41	95	99,862
4.000%	02/01/41	46	48,630
4.000%	02/01/41	38	39,575
4.000%	01/01/42	41	43,584
4.000%	08/01/42	84	87,790
4.000%	01/01/43	31	33,061
4.000%	07/01/45	911	952,868
4.000%	09/01/45	65	67,920
4.000%	09/01/45	24	25,041
4.000%	10/01/45	215	224,974
4.000%	11/01/45	22	23,025
4.000%	12/01/45	51	53,127
4.000%	01/01/46	66	68,959
4.000%	02/01/46	539	563,502
4.000%	03/01/46	61	63,528
4.000%	07/01/46	126	132,164
4.000%	09/01/46	20	21,018
4.000%	12/01/46	20	20,903
4.000%	02/01/47	182	190,059
4.000%	04/01/47	1,039	1,087,068
4.000%	08/01/47	1,067	1,116,360
4.000%	TBA	410	428,753
4.000%	TBA	1,180	1,233,972

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	08/01/24	9	$9,331
4.500%	01/01/27	10	10,820
4.500%	09/01/35	41	43,858
4.500%	12/01/39	9	9,562
4.500%	03/01/40	19	20,033
4.500%	08/01/40	99	106,368
4.500%	10/01/40	46	48,980
4.500%	05/01/41	22	23,222
4.500%	01/01/44	176	187,532
4.500%	04/01/44	79	83,936
4.500%	03/01/46	308	328,469
4.500%	10/01/47	736	784,010
4.500%	TBA	390	414,923
5.000%	04/01/19	1	1,160
5.000%	10/01/33	19	20,317
5.000%	11/01/33	5	5,169
5.000%	11/01/33	5	5,081
5.000%	10/01/34	7	7,947
5.000%	04/01/35	3	3,243
5.000%	07/01/35	17	18,496
5.000%	07/01/35	12	13,395
5.000%	07/01/35	4	4,173
5.000%	10/01/35	24	25,620
5.000%	07/01/41	278	301,994
5.000%	02/01/42	47	50,424
5.000%	05/01/42	39	42,334
5.000%	07/01/42	89	95,887
5.000%	TBA	280	300,940
5.500%	04/01/34	10	10,805
5.500%	02/01/35	23	25,432
5.500%	11/01/35	46	50,619
5.500%	01/01/36	9	9,587
5.500%	07/01/36	45	50,380
5.500%	08/01/37	245	271,700
5.500%	08/01/37	55	60,709
5.500%	TBA	75	82,180
6.000%	02/01/34	160	181,608
6.000%	04/01/35	11	12,663
6.000%	04/01/35	10	11,643
6.000%	03/01/37	38	43,313
6.000%	01/01/40	8	9,250
6.500%	11/01/36	17	18,776
Government National Mortgage Assoc.
2.500%	10/20/42	32	31,734
2.500%	01/20/43	14	13,872
2.500%	05/20/43	165	162,585
3.000%	08/20/43	43	43,784
3.000%	11/20/46	456	460,104
3.000%	TBA	505	509,577
3.500%	07/20/32	231	239,230
3.500%	08/20/32	56	58,466
3.500%	11/20/32	144	149,312
3.500%	01/15/42	15	15,566
3.500%	03/20/42	39	40,392
3.500%	05/20/42	14	14,737
3.500%	06/20/42	19	19,328
3.500%	08/20/42	32	32,934
3.500%	09/20/42	83	86,282

SEE NOTES TO FINANCIAL STATEMENTS.

A418

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	12/20/42	15	$15,439
3.500%	01/20/43	105	109,473
3.500%	02/20/43	35	36,563
3.500%	03/20/43	43	44,687
3.500%	05/20/43	30	31,038
3.500%	07/20/43	28	28,715
3.500%	09/20/43	148	154,000
3.500%	10/15/43	73	75,697
3.500%	02/20/45	18	18,908
3.500%	10/20/45	21	21,406
3.500%	02/20/46	79	81,488
3.500%	02/20/46	58	59,713
3.500%	03/20/46	695	719,553
3.500%	06/20/46	4	4,130
3.500%	09/20/46	43	45,009
3.500%	10/20/46	8	7,912
4.000%	02/15/41	9	9,031
4.000%	03/15/41	10	10,250
4.000%	10/20/41	71	74,356
4.000%	04/20/42	49	51,171
4.000%	02/20/44	60	62,902
4.000%	01/20/46	120	125,638
4.000%	05/20/46	148	155,294
4.000%	06/20/47	1,286	1,341,881
4.000%	07/20/47	1,755	1,831,629
4.000%	08/20/47	1,669	1,747,573
4.500%	05/20/40	36	37,987
4.500%	01/20/41	50	53,353
4.500%	09/15/45	45	47,841
4.500%	01/20/46	60	63,456
4.500%	08/20/47	1,767	1,863,848
4.500%	09/20/47	759	802,206
4.500%	10/20/47	79	83,261
5.000%	05/20/33	15	16,353
5.000%	12/20/34	12	12,877
5.000%	04/15/39	10	10,680
5.000%	09/15/39	5	5,190
5.000%	12/15/39	18	19,546
5.000%	01/15/40	18	19,314
5.000%	02/15/40	8	8,477
5.000%	05/20/40	24	26,078
5.000%	06/15/40	16	17,151
5.000%	06/20/40	21	23,460
5.000%	08/20/40	7	7,558
5.000%	11/20/42	39	42,493
5.000%	07/20/47	964	1,030,173
5.000%	08/20/47	101	107,994
5.000%	09/20/47	340	363,545
5.000%	10/20/47	31	33,536
5.500%	08/20/38	17	18,424

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $57,748,900)			57,514,841

U.S. TREASURY OBLIGATIONS — 4.8%
U.S. Treasury Bonds
2.250%	08/15/46	1,690	1,524,499
2.500%	02/15/45	325	309,829
2.500%	02/15/46	295	280,722

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (Continued)
2.500%	05/15/46	345	$328,181
2.750%	11/15/42	340	342,152
2.750%	08/15/47	3,015	3,018,769
2.875%	08/15/45	520	533,284
2.875%	11/15/46	400	410,328
3.000%	11/15/44	60	63,021
3.000%	05/15/47	755	793,782
3.125%	11/15/41	1,280	1,376,050
3.125%	02/15/43	240	257,841
3.375%	05/15/44	690	774,282
3.500%	02/15/39	1,935	2,210,057
4.250%	05/15/39	400	505,578
4.500%	02/15/36	485	624,381
4.500%	05/15/38	1,740	2,261,456
5.375%	02/15/31	30	39,861
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/19	238	249,989
0.125%	04/15/20	250	263,013
0.125%	04/15/21	345	357,600
0.125%	01/15/22	82	89,010
0.125%	04/15/22	215	216,543
0.125%	07/15/22	312	333,909
0.125%	01/15/23	139	147,288
0.125%	07/15/24	152	156,054
0.125%	07/15/26	90	90,498
0.250%	01/15/25	69	71,226
0.375%	07/15/23	52	55,534
0.375%	07/15/25	86	89,595
0.375%	01/15/27	105	106,452
0.375%	07/15/27	77	77,235
0.625%	07/15/21	105	117,131
0.625%	01/15/24	4	4,303
0.625%	01/15/26	72	75,944
0.625%	02/15/43	44	46,193
0.750%	02/15/42	36	39,683
0.750%	02/15/45	51	53,693
0.875%	02/15/47	20	21,344
1.000%	02/15/46	19	20,686
1.125%	01/15/21	166	192,778
1.250%	07/15/20	151	176,009
1.375%	01/15/20	38	44,483
1.375%	02/15/44	23	27,982
1.750%	01/15/28	6	8,470
1.875%	07/15/19	78	92,911
2.000%	01/15/26	18	25,164
2.125%	01/15/19	65	76,218
2.125%	02/15/40	17	24,801
2.125%	02/15/41	29	42,801
2.500%	01/15/29	15	20,906
3.375%	04/15/32	6	11,535
3.625%	04/15/28	3	5,403
3.875%	04/15/29	18	35,799
U.S. Treasury Notes
1.000%	03/15/19	350	346,486
1.125%	02/28/21	900	875,215
1.125%	07/31/21	375	362,637
1.125%	08/31/21	655	632,740
1.250%	10/31/18	210	209,163
1.250%	03/31/21	705	687,595
1.375%	12/15/19	4,780	4,732,947

SEE NOTES TO FINANCIAL STATEMENTS.

A419

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (continued)
1.500%	05/31/20		110	$108,917
1.500%	06/15/20	(k)	4,500	4,454,648
1.625%	08/31/22		5,080	4,954,389
1.625%	04/30/23		1,635	1,585,120
1.625%	02/15/26		2,500	2,360,938
1.625%	05/15/26		90	84,769
1.750%	12/31/20		1,185	1,176,761
1.750%	11/30/21		190	187,350
1.750%	05/31/22		2,515	2,471,184
1.875%	01/31/22		855	846,116
1.875%	03/31/22		3,755	3,712,610
2.000%	11/30/22	(a)	8,925	8,843,768
2.125%	08/15/21		3,180	3,184,596
2.125%	02/29/24		1,530	1,514,879
2.250%	11/15/24		200	198,969
2.250%	02/15/27		1,660	1,638,213
2.250%	08/15/27		450	443,672
2.250%	11/15/27		2,290	2,257,707
2.625%	08/15/20		475	483,294

TOTAL U.S. TREASURY OBLIGATIONS (cost $67,631,774)				67,476,939

TOTAL LONG-TERM INVESTMENTS (cost $1,084,134,812)				1,247,252,543

			Shares
SHORT-TERM INVESTMENTS — 17.0%
AFFILIATED MUTUAL FUNDS — 16.7%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			167,036,649	167,036,649
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $67,394,991; includes $67,322,377 of cash collateral for securities on loan)(b)(w)			67,390,422	67,390,423

TOTAL AFFILIATED MUTUAL FUNDS (cost $234,431,640)				234,427,072

			Principal Amount (000)#
U.S. TREASURY OBLIGATION(n) — 0.3%
U.S. Treasury Bills(k)
1.220%	03/08/18		4,400	4,389,722
(cost $4,390,510)

TOTAL SHORT-TERM INVESTMENTS (cost $238,822,150)				238,816,794

Value
TOTAL INVESTMENTS — 106.1% (cost $1,322,956,962)	$1,486,069,337
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (6.1)%	(85,802,858)

NET ASSETS — 100.0%	$1,400,266,479

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $73 and 0.0% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $65,505,501; cash collateral of $67,322,377 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(r)	Less than $500 par.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A420

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
18	2 Year U.S. Treasury Notes	Mar. 2018	$3,860,563	$3,853,969	$(6,594)
36	5 Year U.S. Treasury Notes	Mar. 2018	4,199,476	4,181,906	(17,570)
28	10 Year U.S. Treasury Notes	Mar. 2018	3,491,313	3,473,313	(18,000)
9	20 Year U.S. Treasury Bonds	Mar. 2018	1,378,406	1,377,000	(1,406)
13	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	2,169,867	2,179,531	9,664
306	Mini MSCI EAFE Index	Mar. 2018	30,709,930	31,296,150	586,220
96	Mini MSCI Emerging Markets Index	Mar. 2018	5,349,330	5,585,760	236,430
136	Russell 2000 Mini Index	Mar. 2018	10,359,673	10,448,200	88,527
433	S&P 500 E-Mini Index	Mar. 2018	57,384,259	57,935,400	551,141
34	S&P Mid Cap 400 E-Mini Index	Mar. 2018	6,403,233	6,468,160	64,927

					1,493,339

Short Position:
1	5 Year U.S. Treasury Notes	Mar. 2018	116,695	116,164	531

					$1,493,870

Securities with market values of $14,849 and $3,927,804 have been segregated with Goldman Sachs & Co. and JPMorgan Chase, respectively, to cover requirements for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound, Expiring 01/19/18	Bank of America	GBP	451	$592,932	$609,368	$(16,436)
Japanese Yen, Expiring 01/19/18	State Street Bank	JPY	101,072	892,223	897,974	(5,751)

				$1,485,155	$1,507,342	$(22,187)

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:
	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency	$—	$(22,187)	$(22,187)

Credit Default Swap Agreements outstanding at December 31, 2017:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.IG.CDSI.S29	12/20/22	1.000%(Q)	16,300	$374,541	$393,976	$19,435
CDX.IG.CDSI.S29	12/20/22	1.000%(Q)	2,800	65,805	67,677	1,872

				$440,346	$461,653	$21,307

A security with a market value of $324,241 has been segregated with JPMorgan Chase to cover requirements for open centrally cleared swap contracts at December 31, 2017.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form

SEE NOTES TO FINANCIAL STATEMENTS.

A421

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$737,254,194	$301,508,547	$73
Preferred Stocks	1,409,001	15,103	—
Asset-Backed Securities
Automobiles	—	2,375,932	—
Collateralized Loan Obligations	—	1,397,001	—
Consumer Loans	—	135,199	—
Credit Cards	—	855,260	—
Equipment	—	810,777	—
Home Equity Loans	—	24,529	—
Other	—	1,288,682	—
Residential Mortgage-Backed Securities	—	841,894	—
Student Loans	—	99,398	—
Commercial Mortgage-Backed Securities	—	4,560,102	—
Corporate Bonds	—	60,393,373	—
Municipal Bonds	—	3,527,074	—
Residential Mortgage-Backed Securities	—	2,172,354	—
Sovereign Bonds	—	3,592,270	—
U.S. Government Agency Obligations	—	57,514,841	—
U.S. Treasury Obligations	—	71,866,661	—
Affiliated Mutual Funds	234,427,072	—	—
Other Financial Instruments*
Futures Contracts	1,493,870	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(22,187)	—
Centrally Cleared Credit Default Swap Agreements	—	21,307	—

Total	$974,584,137	$512,978,117	$73

SEE NOTES TO FINANCIAL STATEMENTS.

A422

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (4.8% represents investments purchased with collateral from securities on loan)	16.7%
Banks	6.9
U.S. Treasury Obligations	5.1
Equity Real Estate Investment Trusts (REITs)	4.5
U.S. Government Agency Obligations	4.1
Insurance	3.9
Software	3.8
Internet Software & Services	3.3
Health Care Equipment & Supplies	3.2
Pharmaceuticals	3.2
IT Services	3.0
Oil, Gas & Consumable Fuels	2.7
Capital Markets	2.5
Internet & Direct Marketing Retail	2.1
Health Care Providers & Services	2.1
Aerospace & Defense	1.8
Semiconductors & Semiconductor Equipment	1.7
Media	1.7
Chemicals	1.6
Food Products	1.6
Electric Utilities	1.6
Biotechnology	1.5
Machinery	1.4
Hotels, Restaurants & Leisure	1.4
Industrial Conglomerates	1.3
Tobacco	1.3
Technology Hardware, Storage & Peripherals	1.1
Specialty Retail	1.0
Diversified Telecommunication Services	0.9
Food & Staples Retailing	0.9
Electronic Equipment, Instruments & Components	0.8
Auto Components	0.8
Automobiles	0.8
Airlines	0.7
Life Sciences Tools & Services	0.7
Metals & Mining	0.7
Beverages	0.7
Real Estate Management & Development	0.6
Household Durables	0.5
Containers & Packaging	0.5
Building Products	0.5
Electrical Equipment	0.5
Trading Companies & Distributors	0.5
Communications Equipment	0.5
Wireless Telecommunication Services	0.4
Multi-Utilities	0.4
Professional Services	0.4
Commercial Services & Supplies	0.4
Diversified Financial Services	0.4
Textiles, Apparel & Luxury Goods	0.4
Commercial Mortgage-Backed Securities	0.3
Thrifts & Mortgage Finance	0.3

Electric	0.3%
Household Products	0.3
Air Freight & Logistics	0.3
Gas Utilities	0.3
Consumer Finance	0.3
Sovereign Bonds	0.3
Road & Rail	0.3
Residential Mortgage-Backed Securities	0.3
Multiline Retail	0.2
Municipal Bonds	0.2
Real Estate Investment Trusts (REITs)	0.2
Oil & Gas	0.2
Independent Power & Renewable Electricity Producers	0.2
Mortgage Real Estate Investment Trusts (REITs)	0.2
Computers	0.2
Personal Products	0.2
Diversified Consumer Services	0.2
Auto Manufacturers	0.2
Telecommunications	0.1
Commercial Services	0.1
Healthcare-Products	0.1
Leisure Products	0.1
Retail	0.1
Energy Equipment & Services	0.1
Internet	0.1
Collateralized Loan Obligations	0.1
Healthcare-Services	0.1
Other	0.1
Pipelines	0.1
Construction & Engineering	0.1
Health Care Technology	0.1
Credit Cards	0.1
Trucking & Leasing	0.1
Marine	0.1
Transportation Infrastructure	0.1
Water Utilities	0.1
Distributors	0.1
Agriculture	0.1
Equipment	0.0	*
Gas	0.0	*
Semiconductors	0.0	*
Advertising	0.0	*
Machinery-Diversified	0.0	*
Electronics	0.0	*
Forest Products & Paper	0.0	*
Transportation	0.0	*
Miscellaneous Manufacturing	0.0	*
Paper & Forest Products	0.0	*
Packaging & Containers	0.0	*
Engineering & Construction	0.0	*
Foods	0.0	*
Hand/Machine Tools	0.0	*
Mining	0.0	*
Environmental Control	0.0	*
Iron/Steel	0.0	*
Auto Parts & Equipment	0.0	*
Consumer Loans	0.0	*

See Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

A423

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Building Materials	0.0	%*
Student Loans	0.0	*
Lodging	0.0	*
Construction Materials	0.0	*
Home Equity Loans	0.0	*

106.1%
Liabilities in excess of other assets	(6.1)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$21,307	*	—	$—
Equity contracts	Due from/to broker — variation margin futures	1,527,245	*	—	—
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	22,187
Interest rate contracts	Due from/to broker — variation margin futures	10,195	*	Due from/to broker — variation margin futures	43,570	*

Total		$1,558,747			$65,757

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$327,194
Equity contracts	14,068	14,681,358	—	—
Foreign exchange contracts	—	—	15,068	—
Interest rate contracts	—	87,064	—	—

Total	$14,068	$14,768,422	$15,068	$327,194

(1) Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$(28,417)
Equity contracts	1,869,083	—	—
Foreign exchange contracts	—	(91,089)	—
Interest rate contracts	(1,565)	—	—

Total	$1,867,518	$(91,089)	$(28,417)

SEE NOTES TO FINANCIAL STATEMENTS.

A424

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Forward Foreign Currency Exchange Contracts- Sold(2)	Credit Default Swap Agreements- Sell Protection(3)
$99,925,379	$23,339	$1,336,928	$15,372,079

(1)	Value at Trade Date.
(2)	Value at Settlement Date.
(3)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$65,505,501	$(65,505,501)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$—	$(16,436)	$(16,436)	$—	$(16,436)
State Street Bank	—	(5,751)	(5,751)	—	(5,751)

	$—	$(22,187)	$(22,187)	$—	$(22,187)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.
(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A425

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $65,505,501:
Unaffiliated investments (cost $1,088,525,322)	$1,251,642,265
Affiliated investments (cost $234,431,640)	234,427,072
Cash	120
Foreign currency, at value (cost $832,767)	833,606
Receivable for investments sold	4,921,041
Dividends and interest receivable	2,640,720
Receivable for fund share sold	2,436,131
Tax reclaim receivable	417,408
Receivable from affiliate	31,517
Due from broker-variation margin swaps	4,955
Prepaid expenses	7,649

Total Assets	1,497,362,484

LIABILITIES:
Payable to broker for collateral for securities on loan	67,322,377
Payable for investments purchased	28,698,025
Management fees payable	437,861
Due to broker-variation margin futures	291,233
Accrued expenses and other liabilities	222,056
Distribution fee payable	57,186
Foreign capital gains tax liability accrued	44,715
Unrealized depreciation on OTC forward foreign currency contracts	22,187
Affiliated transfer agent fee payable	365

Total Liabilities	97,096,005

NET ASSETS	$1,400,266,479

Net assets were comprised of:
Paid-in capital	$1,163,769,619
Retained earnings	236,496,860

Net assets, December 31, 2017	$1,400,266,479

Net asset value and redemption price per share, $1,400,266,479 / 101,864,381 outstanding shares of beneficial interest	$13.75

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $644,926, of which $73,152 is reimbursable by an affiliate)	$14,882,885
Interest income	3,920,498
Affiliated dividend income	1,395,496
Income from securities lending, net (including affiliated income of $149,857)	481,940

20,680,819

EXPENSES
Management fees	7,797,132
Distribution fee	2,719,620
Custodian and accounting fees	541,664
Audit fee	28,976
Trustees’ fees	19,653
Shareholders’ reports	15,723
Legal fees and expenses	14,551
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,228
Miscellaneous	74,587

Total expenses	11,219,134

Less: Management fee waivers and/or expense reimbursement	(70,605)

Net expenses	11,148,529

NET INVESTMENT INCOME (LOSS)	9,532,290

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(5,232)) (net of foreign capital gains taxes $(3,500))	40,887,232
Futures transactions	14,768,422
Swap agreements transactions	327,194
Forward currency contracts transactions	15,068
Foreign currency transactions	23,038

56,020,954

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(4,061)) (net of change in foreign capital gains taxes $(44,255))	128,772,797
Futures	1,867,518
Swap agreements	(28,417)
Forward currency contracts.	(91,089)
Foreign currencies	20,758

130,541,567

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	186,562,521

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$196,094,811

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$9,532,290	$6,352,815
Net realized gain (loss) on investment and foreign currency transactions.	56,020,954	(553,162)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	130,541,567	26,145,417

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	196,094,811	31,945,070

FUND SHARE TRANSACTIONS:
Fund share sold [28,684,639 and 40,093,762 shares, respectively]	368,652,658	433,613,656
Fund share repurchased [238,781 and 18,983,735 shares, respectively]	(2,917,658)	(193,601,940)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	365,735,000	240,011,716

CAPITAL CONTRIBUTIONS	—	1,593

TOTAL INCREASE (DECREASE) IN NET ASSETS	561,829,811	271,958,379
NET ASSETS:
Beginning of year	838,436,668	566,478,289

End of year	$1,400,266,479	$838,436,668

SEE NOTES TO FINANCIAL STATEMENTS.

A426

GLOSSARY

SCHEDULE OF INVESTMENTS	December 31, 2017

The following abbreviations are used in the annual report:

Currency:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi (offshore)
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Exchange:

AQXE	Aquis Exchange
ASX	Australian Securities Exchange
BVC	Colombian Securities Exchange
CHI-X	European Equity Exchange
FTSE	Financial Times Stock Exchange
NYSE	New York Stock Exchange
OMXS30	Stockholm Stock Exchange
OTC	Over-the-counter
QMTF	Quote Multilateral Trading Facility
SGMX	Sigma X MTF
SGX	Singapore Exchange
TSX	Toronto Stock Exchange
XBRN	Berne Stock Exchange
XEQT	Boerse Berlin Equiduct Trading
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange
XPAR	Paris Stock Exchange
XTSE	Toronto Stock Exchange

Index:

ABX	Asset-Backed Securities Index
CAC40	French Stock Index
CDX	Credit Derivative Index
CMBX	Commercial Mortgage-Backed Index
CPI	Consumer Price Index
DAX	German Stock Index
HICP	Harmonised Index of Consumer Prices
JPMSCYCL	JPM US Cyclicals Index
JPMSDEFN	JPM US Defensives Index
JPMSLUXE	JPM US Luxury Index
IBEX	Spanish Stock Index
iBoxx	Bond Market Indices
iTraxx	International Credit Derivative Index
MIB	Milano Italia Borsa
SPI	Swiss Performance Index
STOXX	Stock Index of the Eurozone
TOPIX	Tokyo Stock Price Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
A	Annual payment frequency for swaps
M	Monthly payment frequency for swaps
Q	Quarterly payment frequency for swaps
S	Semiannual payment frequency for swaps
T	Swap payment upon termination
ABS	Asset-Backed Security
ADR	American Depositary Receipt
ADS	American Depositary Share
BABs	Build America Bonds
Bobl	Bundesobligationen-German Government Bonds
bps	Basis Points
BTP	Buoni del Tesoro Poliennal
CDI	Chess Depository Interest
CDO	Collateralized Debt Obligation
CDOR	Canadian Dealer Offered Rate
CLO	Collateralized Loan Obligation
COOIS	Colombia Overnight Interbank Reference Rate
CVA	Certificate Van Aandelen (Bearer)
CVR	Contingent Value Rights
CVT	Convertible Security
DIP	Debtor-In-Possession
EAFE	Europe, Australasia, Far East
EMTN	Euro Medium Term Note
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FREMF	Freddie Mac Mortgage Trust
GDR	Global Depositary Receipt
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association

SEE NOTES TO FINANCIAL STATEMENTS.

A427

GLOSSARY (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

IO	Interest Only (Principal amount represents notional)
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
NVDR	Non-voting Depositary Receipt
OAT	Obligations Assimilables du Tresor
OJSC	Open Joint-Stock Company
PIK	Payment-in-Kind
PJSC	Public Joint-Stock Company
PO	Principal Only
PQSC	Private Qatar Stock Company
PRIBOR	Prague Interbank Offered Rate
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending
RSP	Savings Shares
S&P	Standard & Poor
SDR	Sweden Depositary Receipt
SLM	Student Loan Mortgage
SMB	Sallie Mae Bank
SPDR	Standard & Poor’s Depository Receipts
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities
ULSD	Ultra-Low Sulfur Diesel
USAID	United States Agency for International Development
UTS	Unit Trust Security
WTI	West Texas Intermediate

SEE NOTES TO FINANCIAL STATEMENTS.

A428

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and at December 31, 2017 consisted of 89 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 10 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives and Subadvisers:

	Objective	Subadviser(s)
AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies”)	Long-term capital appreciation.	AlphaSimplex Group, LLC / AQR Capital Management, LLC / CoreCommodity Management, LLC / First Quadrant, L.P. / Jennison Associates LLC (“Jennison”) / Morgan Stanley Investment Management, Inc. / Pacific Investment Management Company, LLC (“PIMCO”) / Quantitative Management Associates LLC (“QMA”)(a wholly-owned subsidiary of PGIM, Inc.) / Western Asset Management Company / Western Asset Management Company, Limited

AST AQR Large-Cap Portfolio (“AQR Large-Cap”)	Long-term capital appreciation.	AQR Capital Management, LLC

AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	QMA (a wholly-owned subsidiary of PGIM, Inc.)

AST ClearBridge Dividend Growth Portfolio (“ClearBridge Dividend Growth”)	Income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC

AST Goldman Sachs Multi-Asset Portfolio (“Goldman Sachs Multi- Asset”)	High level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.

AST J.P. Morgan Global Thematic Portfolio (“J.P. Morgan Global Thematic”)	Capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc. / Security Capital Research & Management Incorporated

B1

	Objective	Subadviser(s)
AST J.P. Morgan Strategic Opportunities Portfolio (“J.P. Morgan Strategic Opportunities”)	Maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.

AST Legg Mason Diversified Growth Portfolio (“Legg Mason Diversified Growth”)	High risk-adjusted returns compared to its blended index.	Brandywine Global Investment Management, LLC / ClearBridge Investments, LLC / QS Investors, LLC / Western Asset Management Company / Western Asset Management Company, Limited

AST New Discovery Asset Allocation Portfolio (“New Discovery Asset Allocation”)	Total return.	Affinity Investment Advisors, LLC / Boston Advisors, LLC / C.S. McKee, LP / EARNEST Partners, LLC / Epoch Investment Partners, Inc. / Longfellow Investment Management Co. LLC / Parametric Portfolio Associates, LLC / Thompson, Siegel & Walmsley LLC

AST T. Rowe Price Growth Opportunities Portfolio (“T. Rowe Price Growth Opportunities”)	High level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc. / T. Rowe Price International Ltd. / T. Rowe Price International, Ltd., Tokyo Branch / T. Rowe Price Hong Kong Limited

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”) (formerly known as Prudential Investments LLC), the co-managers of the Trust (together the “Investment Manager”), with the exception of Legg Mason Diversified Growth for which PGIM Investments is the sole Investment Manager. Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

B2

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

B3

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR):    Certain Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected

B4

on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in value of equities, prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends

B5

declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Bank Loans:    Each Portfolio may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

Reverse Repurchase Agreements:    Certain Portfolios may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the agreement.

Forward Rate Agreements:    Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. Certain Portfolios entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps:    Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

B6

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Trust, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

B7

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2017, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios may hold warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain fixed income Portfolios may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

B8

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Mortgage Dollar Rolls:    Certain Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Equity and Mortgage Real Estate Investment Trusts (REITs):    Certain Portfolios invest in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Concentration of Risk for REITs:    Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Portfolio will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Portfolio.

Master Limited Partnerships (MLPs):    Certain Portfolios invest in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment

B9

income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2017, the Investment Manager has engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations. The Investment Manager has agreed to waive a portion of their management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with this agreement may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

B10

	Management Fees	Effective Management Fees, Net of Waiver
Academic Strategies†*(1)	Fund-of-Funds Segments/Sleeves: 0.72% of average daily net assets Non Fund-of-Funds Segments/Sleeves: 0.5525% first $300 million; 0.5425% on next $200 million; 0.5325% on next $250 million; 0.5225% on next $2.5 billion; 0.5125% on next $2.75 billion; 0.4825% on next $4 billion; 0.4625% in excess of $10 billion	0.63%
AQR Large-Cap	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.47%
Capital Growth Asset Allocation(1)	0.15%	0.15%
ClearBridge Dividend Growth	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.58%
Goldman Sachs Multi-Asset	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.62%
J.P. Morgan Global Thematic**	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.76%
J.P. Morgan Strategic Opportunities	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess $10 billion	0.80%
Legg Mason Diversified Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.61%
New Discovery Asset Allocation	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $750 million; 0.6225% on next $2 billion; 0.5925% on next $4 billion; 0.5725% in excess of $10 billion	0.66%
T. Rowe Price Growth Opportunities	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.71%

B11

	Fee Waivers and/or Expense Limitations through June 30, 2017	Fee Waivers and/or Expense Limitations effective July 1, 2017
Academic Strategies	effective January 21, 2017, contractually waive 0.007% through June 30, 2017	contractually waive 0.007% through June 30, 2018
AQR Large-Cap	contractually waive 0.086% through June 30, 2017	contractually waive 0.091% through June 30, 2018
ClearBridge Dividend Growth	contractually waive 0.11% through June 30, 2017	contractually waive 0.055% through June 30, 2018††
Goldman Sachs Multi-Asset	***	contractually waive 0.12% through June 30, 2018; contractually limit expenses to 0.94% through June 30, 2018
J.P. Morgan Strategic Opportunities	contractually waive 0.011% through June 30, 2017	contractually waive 0.011% through June 30, 2018
Legg Mason Diversified Growth****	contractually limit expenses to 1.07% through June 30, 2017	contractually limit expenses to 1.07% through June 30, 2018
New Discovery Asset Allocation	contractually waive 0.013% through June 30, 2017, contractually limit expenses to 1.08% through June 30, 2017	contractually waive 0.013% through June 30, 2018, contractually limit expenses to 1.08% through June 30, 2018
T. Rowe Price Growth Opportunities	contractually waive 0.002% through May 31, 2017	effective June 1, 2017 contractually waive 0.009% through June 30, 2018

†	For Academic Strategies, the investment management fee rate applicable to the fund-of-funds segments/sleeves is limited to assets invested in other Portfolios of the Trust. The investment management fee rate applicable to the non fund-of-funds segments/sleeves excludes assets invested in other Portfolios of the Trust. Portfolio assets invested in mutual funds other than the portfolios of the Trust are included in the management fee rate applicable to the non fund-of-funds segments/sleeves.
††	Effective December 1, 2017, the Investment Manager has contractually agreed to waive an additional 0.012% through June 30, 2019.
*	The Investment Manager has voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s “Underlying Fund Fees and Expenses” do not exceed 0.685% of the Portfolio’s average daily net assets. For purposes of applying this voluntary expense cap, “Underlying Fund Fees and Expenses” shall not include, and the Investment Manager shall not reimburse expenses or waive fees with respect to, taxes, short sale interest and dividend expenses, brokerage commissions, and extraordinary expenses incurred by the relevant Underlying Funds. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio’s then current holdings of the Underlying Funds and the expense ratios of the relevant Underlying Funds as of their most recent fiscal year end. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio’s actual “Underlying Fund Fees and Expenses” may be higher than 0.685% of the Portfolio’s average daily net assets. The arrangements relating to the Portfolio’s “Underlying Fund Fees and Expenses” are voluntary and are subject to termination or modification at any time without prior notice.
**	Voluntarily reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Fund Fees and Expenses” exceed 0.23% of the Portfolio’s average daily net assets.
***	Through April 28, 2017, the contractual waiver was 0.144%. Effective April 29, 2017 through June 30, 2017 the contractual waiver was 0.151%. In addition, effective April 29, 2017 through June 30, 2018, the Investment Manager contractually limited expenses to 0.94%.
****	The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the investment management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser. In addition, the Investment Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed the expense limitation.

B12

(1)	Fund of Funds Discount: The Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Funds sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

The Trust, on behalf of the Portfolios, has entered into an agreement with PAD, which serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Capital Growth Asset Allocation Portfolio. For assets that are invested in other Portfolios of the Trust no 12b-1 fee is charged for the assets of Academic Strategies Asset Allocation Portfolio and the 12b-1 fee is waived for the assets of Goldman Sachs Multi-Asset Portfolio and Legg Mason Diversified Growth Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio.

Certain Portfolios have entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2017, brokerage commission recaptured under these agreements was as follows:

Amount
Academic Strategies	$15,771
ClearBridge Dividend Growth	10,473
J.P. Morgan Global Thematic	32,406
J.P. Morgan Strategic Opportunities.	31,944
Legg Mason Diversified Growth	1,546
New Discovery Asset Allocation	7,631
T. Rowe Price Growth Opportunities	6,052

AST Investment Services, Inc., Jennison, PAD, PGIM Investments and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The

B13

Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

For the reporting period ended December 31, 2017, PGIM, Inc. was compensated by PGIM Investments for managing the Portfolios’ securities lending cash collateral as subadviser to the Money Market Fund:

Amount
Academic Strategies	$39,698
AQR Large-Cap	29,040
ClearBridge Dividend Growth	45,043
Goldman Sachs Multi-Asset	31,118
J.P. Morgan Global Thematic	130,576
J.P. Morgan Strategic Opportunities	81,323
Legg Mason Diversified Growth	8,909
New Discovery Asset Allocation	22,013
T. Rowe Price Growth Opportunities	42,003

In February 2016, Prudential, the parent company of the Investment Manager self reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolios’ “Statement of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions”.

In addition to the above, Prudential has paid and continues to directly pay certain legal, audit and other charges in connection with the matter on behalf of the Portfolios.

The SEC Staff and other regulators continue to review the matter.

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The following Portfolios are reimbursed by Prudential for foreign withholding taxes for certain countries due to the Portfolios’ status as partnerships for tax purposes. The following amounts have been accrued or paid:

	2016 Withholding Tax	2017 Withholding Tax
Academic Strategies	$74,780	$213,572
Goldman Sachs Multi-Asset	185,042	222,800
J.P. Morgan Global Thematic	121,132	143,518
J.P. Morgan Strategic Opportunities	157,169	138,228
Legg Mason Diversified Growth	9,981	18,340
New Discovery Asset Allocation	54,937	52,786
T. Rowe Growth Opportunities	44,886	73,152

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2017, were as follows:

B14

	Cost of Purchases	Proceeds from Sales
Academic Strategies*	$1,991,510,851	$2,179,562,513
AQR Large-Cap	2,045,836,657	2,890,346,459
Capital Growth Asset Allocation	2,018,044,739	2,455,369,875
ClearBridge Dividend Growth	239,659,294	271,082,886
Goldman Sachs Multi-Asset	3,957,589,407	3,923,140,413
J.P. Morgan Global Thematic	1,518,061,432	1,547,732,956
J.P. Morgan Strategic Opportunities.	1,391,726,786	1,647,006,709
Legg Mason Diversified Growth	152,795,007	52,885,680
New Discovery Asset Allocation	339,620,112	343,468,994
T. Rowe Price Growth Opportunities**	777,742,819	490,438,638

*	For the year ended December 31, 2017 the Portfolio purchases and sales transactions under Rule 17a-7, were $11,009,093 and $8,495,895 respectively. The Portfolio realized a loss of $64,906 as a result of Rule 17a-7 sales transactions.
**	For the year ended December 31, 2017 the Portfolio purchases and sales transactions under Rule 17a-7, were $302,974 and $102,967 respectively. The Portfolio realized a loss of $5,445 as a result of Rule 17a-7 sales transactions.

B15

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2017 is presented as follows:

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases		Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Academic Strategies
AQR Emerging Markets Equity	$121,137,306	$50,907,174	*	$44,500,000		$40,097,984	$1,818,553	$169,461,017	13,218,488	$—
BlackRock/Loomis Sayles	24,568,300	500,000		1,000,000		1,036,562	36,765	25,141,627	1,843,228	—
BlackRock Low Duration	730,315	—		—		12,448	—	742,763	69,159	—
Boston Partners Large-Cap Value	27,029,704	—		26,700,099	*	(3,282,569)	2,952,964	—	—	—
ClearBridge Dividend Growth	33,893,346	10,000,000		9,000,000		4,163,307	3,006,120	42,062,773	2,385,863	—
Cohen & Steers Realty	191,694,343	—		27,500,000		(1,527,980)	11,699,992	174,366,355	15,070,558	—
Global Real Estate	300,469,747	—		27,500,000		20,910,678	8,828,920	302,709,345	24,158,767	—
Goldman Sachs Large-Cap Value	26,518,182	7,442,865	*	4,068,060		3,236,708	970,711	34,100,406	1,097,182	—
Goldman Sachs Mid-Cap Growth	94,601,798	—		4,000,000		23,759,691	1,385,570	115,747,059	12,274,343	—
Goldman Sachs Small-Cap Value	91,719,601	—		—		11,177,921	—	102,897,522	4,332,527	—
Goldman Sachs Strategic Income	8,850,279	250,000		1,000,000		7,075	(40,570)	8,066,784	838,543	—
Government Money Market	246,715	840		—		—	—	247,555	247,555	840
High Yield	313,072,853	—		57,000,000		6,991,932	16,283,215	279,348,000	27,740,616	—
Hotchkis & Wiley Large-Cap Value	36,943,760	6,440,863		6,000,000		6,535,957	1,060,294	44,980,874	1,511,454	—
International Growth	188,667,882	54,500,000		27,750,000		71,130,493	9,021,394	295,569,769	16,484,650	—
International Value	312,100,587	54,500,000		28,500,000		71,244,958	8,687,714	418,033,259	19,607,564	—
Jennison Large-Cap Growth	22,065,063	—		5,954,180		5,633,076	1,304,280	23,048,239	742,294	—
Loomis Sayles Large-Cap Growth	29,691,847	3,425,316		7,500,000		6,463,429	3,257,143	35,337,735	708,597	—
Lord Abbett Core Fixed Income	70,548,343	1,750,000		1,000,000		2,321,136	55,511	73,674,990	5,828,718	—
MFS Growth	23,104,365	—		7,934,526		2,955,853	3,074,210	21,199,902	894,133	—
MFS Large-Cap Value	52,181,685	1,133,139		5,000,000		7,314,253	1,319,531	56,948,608	2,833,264	—
Morgan Stanley Multi-Asset	11,959,999	—		11,830,000		1,040,001	(1,170,000)	—	—	—
Neuberger Berman Long/Short	9,889,999	—		—		1,310,000	—	11,199,999	1,000,000	—

B16

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Neuberger Berman/LSV Mid-Cap Value	$113,666,642	$—	$5,000,000		$13,677,048	$1,695,198	$124,038,888	3,553,105	$—
Parametric Emerging Markets Equity	101,869,235	—	39,000,000		16,795,340	2,857,381	82,521,956	8,162,409	—
Prudential Core Bond	79,768,168	2,250,000	1,000,000		4,425,994	128,163	85,572,325	6,957,100	—
QMA Emerging Markets Equity	71,840,882	—	78,407,174	*	8,147,095	(1,580,803)	—	—	—
QMA International Core Equity	120,522,598	26,000,000	17,000,000		31,448,265	2,310,852	163,281,715	12,786,352	—
QMA US Equity Alpha	202,043,895	—	39,000,000		18,775,734	18,591,695	200,411,324	6,560,109	—
Small-Cap Growth	11,453,700	—	1,000,000		2,311,468	304,743	13,069,911	293,640	—
Small-Cap Growth Opportunities.	9,528,277	—	—		2,632,086	—	12,160,363	613,540	—
Small-Cap Value	107,681,102	—	2,000,000		6,834,060	912,878	113,428,040	3,960,476	—
T. Rowe Price Large-Cap Growth	18,001,421	5,463,390	7,500,000		4,826,278	2,405,175	23,196,264	669,445	—
T. Rowe Price Large-Cap Value	34,837,685	10,751,292	7,000,000		5,603,316	908,501	45,100,794	2,978,916	—
T. Rowe Price Natural Resources.	44,726,729	—	—		4,609,243	—	49,335,972	2,133,909	—
WEDGE Capital Mid-Cap Value	116,322,648	—	5,000,000		18,695,590	2,514,862	132,533,100	5,140,927	—
Wellington Management Real Total Return	12,711,999	—	—		182,000	—	12,893,999	1,400,000	—
Western Asset Core Plus Bond	54,753,250	1,250,000	1,000,000		3,288,221	172,584	58,464,055	4,563,939	—

	$3,091,414,250	$236,564,879	$506,644,039		$424,784,651	$104,773,546	$3,350,893,287		$840

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases		Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Capital Growth Asset Allocation
AB Global Bond	$313,423,255	$138,575,430		$37,970,000	$7,614,886	$2,551,967	$424,195,538	39,060,363	$—
AQR Emerging Markets Equity	15,418,033	10,977,735	*	1,489,000	7,413,788	153,823	32,474,379	2,533,103	—
AQR Large-Cap	1,441,451,138	39,094,764		424,718,384	115,919,100	154,023,706	1,325,770,324	72,367,376	—
BlackRock Low Duration Bond	24,612,222	210,000		815,000	395,945	23,562	24,426,729	2,274,370	—
BlackRock/Loomis Sayles Bond	117,401,167	15,101,078		11,180,000	4,602,142	734,715	126,659,102	9,285,858	—

B17

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases		Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Boston Partners Large-Cap Value	$232,811,160	$925,000		$232,856,601	*	$(32,948,569)	$32,069,010	$—	—	$—
ClearBridge Dividend Growth	632,462,483	18,145,043		42,505,000		98,215,929	16,174,260	722,492,715	40,980,869	—
Goldman Sachs Global Income	191,554,835	21,470,000		18,171,364		3,220,319	921,900	198,995,690	18,580,363	—
Goldman Sachs Large-Cap Value	228,990,343	166,198,913	*	54,595,000		24,485,943	13,109,326	378,189,525	12,168,260	—
Goldman Sachs Mid-Cap Growth	40,135,023	15,216,066		7,625,000		8,500,033	3,071,888	59,298,010	6,288,230	—
Goldman Sachs Small-Cap Value	108,099,257	—		—		13,174,118	—	121,273,375	5,106,247	—
Goldman Sachs Strategic Income	74,415,853	8,039,000		9,553,010		87,646	(347,873)	72,641,616	7,551,103	—
Government Money Market	11,086,315	37,741		—		—	—	11,124,056	11,124,056	37,741
High Yield	108,133,156	—		57,800,000		(2,859,685)	10,736,327	58,209,798	5,780,516	—
Hotchkis & Wiley Large-Cap Value	317,886,715	175,790,107		68,740,000		61,821,832	13,931,057	500,689,711	16,824,251	—
International Growth	612,799,489	30,500,000		37,560,000		206,129,107	14,494,996	826,363,592	46,088,321	—
International Value	630,604,662	31,000,000		37,710,000		133,150,657	12,841,081	769,886,400	36,110,994	—
Jennison Large-Cap Growth	258,028,916	103,107,375		57,891,857		75,931,768	21,449,096	400,625,298	12,902,586	—
Loomis Sayles Large-Cap Growth	444,901,921	168,418,032		85,970,000		109,744,302	45,333,487	682,427,742	13,684,134	—
Lord Abbett Core Fixed Income	230,092,612	18,915,000		79,477,888		3,528,326	2,709,405	175,767,455	13,905,653	—
MFS Growth	345,349,761	101,852,528		151,995,578		17,855,661	72,215,219	385,277,591	16,249,582	—
MFS Large-Cap Value	450,856,576	133,946,144		36,940,000		70,561,092	13,405,897	631,829,709	31,434,314	—
Neuberger Berman/LSV Mid-Cap Value	27,755,157	8,140,660		3,685,000		2,889,868	1,265,204	36,365,889	1,041,704	—
Parametric Emerging Markets Equity	14,749,816	689,001		854,000		3,898,532	29,777	18,513,126	1,831,170	—
Prudential Core Bond	646,087,225	64,510,000		129,989,345		21,524,757	12,668,459	614,801,096	49,983,829	—
QMA Emerging Markets Equity	8,856,397	394,000		10,172,735	*	923,705	(1,367)	—	—	—
QMA International Core Equity	318,360,833	15,375,000		18,485,000		76,488,869	3,011,778	394,751,480	30,912,410	—
QMA Large-Cap Value	1,441,289,089	39,094,764		410,368,086		109,287,108	151,652,312	1,330,955,187	71,556,730	—

B18

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Small-Cap Growth Opportunities	$130,024,609	$14,040,000	$24,630,001	$23,122,714	$10,978,456	$153,535,778	7,746,507	$—
Small-Cap Growth	138,244,797	14,040,000	24,640,000	21,163,084	9,887,540	158,695,421	3,565,388	—
Small-Cap Value	220,105,601	46,170,000	98,935,000	(26,926,680)	40,253,874	180,667,795	6,308,233	—
T. Rowe Price Large-Cap Growth	212,409,197	228,812,918	60,450,000	84,693,512	30,937,134	496,402,761	14,326,198	—
T. Rowe Price Large-Cap Value	302,400,707	196,567,811	68,730,000	56,486,402	8,968,175	495,693,095	32,740,627	—
T. Rowe Price Natural Resources	9,910,776	60,300,000	67,706,448	(371,284)	(2,133,044)	—	—	—
Templeton Global Bond	856,466	—	—	17,479	—	873,945	79,450	—
WEDGE Capital Mid-Cap Value	27,638,412	7,389,953	3,685,000	3,760,525	1,693,463	36,797,353	1,427,360	—
Wellington Management Global Bond	371,325,539	160,088,253	44,680,000	10,258,262	2,051,723	499,043,777	46,858,571	—
Western Asset Core Plus Bond	439,071,910	43,010,000	93,893,155	11,670,031	13,532,254	413,391,040	32,270,963	—
Western Asset Emerging Markets Debt	33,641,426	—	17,000,000	1,609,911	270,122	18,521,459	1,624,689	—

	$11,173,242,849	$2,096,142,316	$2,533,467,452	$1,327,041,135	$714,668,709	$12,777,627,557		$37,741

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Legg Mason Diversified Growth
Western Asset Core Plus Bond	$23,419,032	$15,721,000	$—	$1,835,476	$—	$40,975,508	3,198,713	$—
Western Asset Emerging Markets Debt	4,658,999	3,014,000	—	520,514	—	8,193,513	718,729	—

	$28,078,031	$18,735,000	$—	$2,355,990	$—	$49,169,021		$—

*	A portion of the amount represents merger activity of the underlying Portfolio during the reporting period.
**	The Portfolios didn’t have any capital gain distributions during the reporting period.

On June 14, 2017, GenOn Energy, Inc. and its subsidiaries filed for bankruptcy under Chapter 11. In connection with the Chapter 11 plan of reorganization (the “GenOn Reorganization Plan”), GenOn Energy, Inc. and its subsidiaries will issue a 144A high yield bond offering for the exit financing of the bankruptcy. As part of the GenOn Reorganization Plan and restructuring of the existing bond, on behalf of the J.P. Morgan Global Thematic Portfolio and J.P. Morgan Strategic Opportunities Portfolio, J.P. Morgan Investment Management, Inc. had agreed to participate in the backstop commitment of $348,000 and $608,000, respectively, for the new bond offering. Under the commitment agreement, the Portfolios would have been obligated to purchase all of the unsubscribed shares of the bond offering. The J.P. Morgan Global Thematic Portfolio and J.P. Morgan Strategic Opportunities Portfolio have received backstop fees of $17,400 and $30,400, respectively, in conjunction with this commitment. As of November 17, 2017, the commitment agreement was terminated and the Portfolios were not obligated to purchase any unsubscribed shares of the bond offering.

B19

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Each Portfolios’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Portfolios had another SCA that provided a commitment of $900 million and the Portfolios paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Portfolios did not utilize the SCA during the reporting period ended December 31, 2017.

8.	Capital and Ownership

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

As of December 31, 2017, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Pruco Life Insurance Company (“PLAZ”) and Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

9.	Reorganization

On November 17, 2016, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the AST BlackRock iShares ETF Portfolio (the “Merged Portfolio”) for shares of AST Goldman Sachs Multi-Asset Portfolio (the “Acquiring Portfolio“) and the assumption of the liabilities of the Merged Portfolio by the Acquiring Portfolio. Shareholders approved the Plan at a meeting on February 16, 2017 and the reorganization took place on April 28, 2017.

B20

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
AST BlackRock iShares ETF Portfolio	$416,405,556	$395,901,137

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on April 28, 2017:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST BlackRock iShares ETF Portfolio	35,534,695	AST Goldman Sachs Multi-Asset Portfolio	32,804,996	$434,011,193

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio were carried forward to reflect the tax-free status of the acquisition.

The net assets of the Merged Portfolio and Acquiring Portfolio and net unrealized appreciation of the Merged Portfolio immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation) on investments	Acquiring Portfolio	Net Assets
AST BlackRock iShares ETF Portfolio	$434,011,193	$20,504,419	AST Goldman Sachs Multi-Asset Portfolio	$2,690,432,927

Assuming the acquisitions had been completed on January 1, 2017, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2017 would have been as follows:

Acquiring Portfolio	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments(b)	Net increase (decrease) in net assets resulting from operations
AST Goldman Sachs Multi-Asset Portfolio	$44,554,961	$314,620,754	$359,175,715

(a)	Net investment income (loss) as reported in the Statement of Operations (Year ended December 31, 2017) of the Acquiring Portfolios, plus Net investment income from the Merged Portfolios pre-merger as follows: AST BlackRock iShares ETF Portfolio $847,644.
(b)	Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations (Year ended December 31, 2017) of the Acquiring Portfolios, plus net realized and unrealized gain (loss) on investments from the Merged Portfolio pre-merger as follows: AST BlackRock iShares ETF Portfolio $15,661,809.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since April 28, 2017 for the Plan.

B21

Financial Highlights

	AST Academic Strategies Asset Allocation Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.43	$12.63		$13.05	$12.57	$11.43

Income (Loss) From Investment Operations
Net investment income (loss)	0.03	0.01		(0.01)	0.02	— (d)
Net realized and unrealized gain (loss) on investments	1.66	0.79		(0.41)	0.46	1.14

Total from investment operations	1.69	0.80		(0.42)	0.48	1.14

Capital Contributions(e)	—	—	(d)	—	—	—

Net Asset Value, end of year	$15.12	$13.43		$12.63	$13.05	$12.57

Total Return(a)	12.58%	6.33	%(f)	(3.22)%	3.82%	9.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,725.8	$5,438.3		$5,799.8	$7,320.2	$7,926.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement(g)	0.80%	0.84%		0.82%	0.83%	0.86%
Expenses Before Waivers and/or Expense Reimbursement(g)	0.81%	0.84%		0.82%	0.83%	0.86%
Net investment income (loss)	0.21%	0.05%		(0.04)%	0.09%	(0.03)%
Portfolio turnover rate(h)	140%	130%		71%	65%	72%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests. (c) Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(g)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.04%, 0.06%, 0.05%, 0.06% and 0.09% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST AQR Large-Cap Portfolio
	Year Ended December 31,					April 29, 2013(c) through December 31, 2013
	2017(d)	2016(d)		2015(d)	2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$15.00	$13.55		$13.32	$11.77	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.20		0.20	0.17	0.09
Net realized and unrealized gain (loss) on investments	3.11	1.25		0.03	1.38	1.68

Total from investment operations	3.32	1.45		0.23	1.55	1.77

Capital Contributions(e)	—	—	(f)	—	—	—

Net Asset Value, end of period	$18.32	$15.00		$13.55	$13.32	$11.77

Total Return(a)	22.13%	10.70	%(g)	1.73%	13.17%	17.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,649.3	$2,949.6		$2,912.3	$2,791.3	$2,615.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.73%	0.66%		0.58%	0.61%	0.69	%(h)
Expenses Before Waivers and/or Expense Reimbursement	0.82%	0.82%		0.82%	0.83%	0.83	%(h)
Net investment income (loss)	1.30%	1.48%		1.46%	1.25%	1.24	%(h)
Portfolio turnover rate	76%	63%		81%	61%	42	%(i)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(h)	Annualized.

(i)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Capital Growth Asset Allocation Portfolio
	Year Ended December 31,
	2017(c)	2016(c)	2015(c)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.10	$15.07	$14.99	$14.01	$11.42

Income (Loss) From Investment Operations:
Net investment income (loss)	— (d)	(0.01)	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	2.88	1.04	0.10	1.00	2.62

Total from investment operations	2.88	1.03	0.08	0.98	2.59

Net Asset Value, end of year	$18.98	$16.10	$15.07	$14.99	$14.01

Total Return(a)	17.89%	6.83%	0.53%	7.00%	22.68%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$14,539.0	$12,752.6	$12,583.3	$12,999.8	$12,055.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.15%	0.16%	0.16%	0.16%	0.16%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Net investment income (loss)	(0.03)%	(0.09)%	(0.14)%	(0.14)%	(0.15)%
Portfolio turnover rate	17%	21%	23%	13%	57%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $(0.005) per share.

	AST ClearBridge Dividend Growth Portfolio
	Year Ended December 31,					February 25, 2013(c) through December 31, 2013
	2017(d)	2016(d)		2015(d)	2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$14.89	$12.96		$13.44	$11.83	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.23	0.21		0.22	0.22	0.17
Net realized and unrealized gain (loss) on investments	2.51	1.72		(0.70)	1.39	1.66

Total from investment operations	2.74	1.93		(0.48)	1.61	1.83

Capital Contributions(e)	—	—	(f)	—	—	—

Net Asset Value, end of period	$17.63	$14.89		$12.96	$13.44	$11.83

Total Return(a)	18.40%	14.89	%(g)	(3.57)%	13.61%	18.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,693.2	$1,491.7		$731.7	$1,554.6	$1,396.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%	0.82%		0.83%	0.83%	0.87	%(h)
Expenses Before Waivers and/or Expense Reimbursement	0.93%	0.93%		0.94%	0.94%	0.94	%(h)
Net investment income (loss)	1.40%	1.49%		1.65%	1.69%	1.72	%(h)
Portfolio turnover rate	16%	13%		17%	17%	15	%(i)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(h)	Annualized.

(i)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Goldman Sachs Multi-Asset Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.62	$11.99		$12.10	$11.63	$10.59

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20	0.15		0.14	0.14	0.07
Net realized and unrealized gain (loss) on investments	1.35	0.48		(0.25)	0.33	0.97

Total from investment operations	1.55	0.63		(0.11)	0.47	1.04

Capital Contributions(d)	—	—	(e)	—	—	—

Net Asset Value, end of year	$14.17	$12.62		$11.99	$12.10	$11.63

Total Return(a)	12.28%	5.25	%(f)	(0.91)%	4.04%	9.82%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,244.3	$2,585.9		$2,665.8	$3,000.0	$2,930.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.94%	0.90%		0.84%	0.86%	0.69%
Expenses Before Waivers and/or Expense Reimbursement	1.07%	1.09%		1.07%	1.07%	0.84%
Net investment income (loss)	1.45%	1.26%		1.16%	1.17%	0.66%
Portfolio turnover rate	191%	234%		253%	218%	339%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

	AST J.P. Morgan Global Thematic Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.92	$13.23		$13.37	$12.57	$10.81

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19	0.18		0.15	0.19	0.13
Net realized and unrealized gain (loss) on investments	2.17	0.51		(0.29)	0.61	1.63

Total from investment operations	2.36	0.69		(0.14)	0.80	1.76

Capital Contributions(d)	—	—	(e)	—	—	—

Net Asset Value, end of year	$16.28	$13.92		$13.23	$13.37	$12.57

Total Return(a)	16.95%	5.22	%(f)	(1.05)%	6.36%	16.28%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,457.5	$2,977.8		$2,949.2	$3,146.7	$3,000.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.05%	1.06%		1.06%	1.06%	1.07%
Expenses Before Waivers and/or Expense Reimbursement	1.05%	1.06%		1.06%	1.06%	1.07%
Net investment income (loss)	1.27%	1.38%		1.09%	1.43%	1.22%
Portfolio turnover rate	58%	87%		56%	59%	68%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST J.P. Morgan Strategic Opportunities Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)		2014(c)		2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.05	$16.42		$16.45		$15.60		$14.05

Income (Loss) From Investment Operations:
Net investment income (loss)	0.27	0.24		0.20		0.21		0.18
Net realized and unrealized gain (loss) on investments	1.80	0.39		(0.23)		0.64		1.37

Total from investment operations	2.07	0.63		(0.03)		0.85		1.55

Capital Contributions(d)	—	—	(e)	—		—		—

Net Asset Value, end of year	$19.12	$17.05		$16.42		$16.45		$15.60

Total Return(a)	12.14%	3.84	%(f)	(0.18)%		5.45%		11.03%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,601.0	$2,514.4		$2,666.8		$2,978.4		$3,019.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.11%	1.15	%(g)	1.21	%(g)	1.22	%(g)	1.26	%(g)
Expenses Before Waivers and/or Expense Reimbursement	1.12%	1.16	%(g)	1.22	%(g)	1.22	%(g)	1.27	%(g)
Net investment income (loss)	1.49%	1.44%		1.18%		1.34%		1.21%
Portfolio turnover rate	70%	90%		69%		61%		75%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefitted Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(g)	The expense ratio includes interest and dividend expenses on securities sold short and broker fees and expenses on short sales of 0.04%, 0.10%, 0.10% and 0.12% for the years ended December 31, 2016, 2015, 2014 and 2013, respectively.

	AST Legg Mason Diversified Growth Portfolio
	Year Ended December 31,			November 24, 2014(c) through December 31, 2014
	2017(d)	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.75	$9.87	$9.96	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16	0.14	0.13	0.01
Net realized and unrealized gain (loss) on investments	1.41	0.74	(0.22)	(0.05)

Total from investment operations	1.57	0.88	(0.09)	(0.04)

Net Asset Value, end of period	$12.32	$10.75	$9.87	$9.96

Total Return(a)	14.60%	8.92%	(0.90)%	(0.40)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$333.2	$186.6	$83.7	$9.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.96%	0.97%	0.97%	0.96	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.11%	1.23%	2.01%	9.18	%(e)
Net investment income (loss)	1.41%	1.32%	1.31%	1.29	%(e)
Portfolio turnover rate	23%	40%	57%	11	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST New Discovery Asset Allocation Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.28	$12.73		$12.89	$12.26	$10.31

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.16		0.14	0.12	0.11
Net realized and unrealized gain (loss) on investments	2.02	0.38		(0.30)	0.51	1.84

Total from investment operations	2.19	0.54		(0.16)	0.63	1.95

Capital Contributions(d)	—	0.01		—	—	—

Net Asset Value, end of year	$15.47	$13.28		$12.73	$12.89	$12.26

Total Return(a)	16.49%	4.32	%(e)	(1.24)%	5.14%	18.91%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$871.2	$748.2		$744.1	$753.0	$659.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.97%	0.99%		0.99%	1.00%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	0.98%	1.00%		1.00%	1.01%	1.03%
Net investment income (loss)	1.19%	1.29%		1.07%	1.00%	1.08%
Portfolio turnover rate	58%	97%		86%	105%	60%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.24%.

	AST T. Rowe Price Growth Opportunities Portfolio
	Year Ended December 31,				February 10, 2014(c) through December 31, 2014
	2017(d)	2016(d)		2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.42	$10.83		$10.67	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.11	0.10		0.08	0.01
Net realized and unrealized gain (loss) on investments	2.22	0.49		0.08	0.66

Total from investment operations	2.33	0.59		0.16	0.67

Capital Contributions(e)	—	—	(f)	—	—

Net Asset Value, end of period	$13.75	$11.42		$10.83	$10.67

Total Return(a)	20.40%	5.45	%(g)	1.50%	6.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,400.3	$838.4		$566.5	$303.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.07%		1.13%	1.60	%(h)
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.07%		1.13%	1.60	%(h)
Net investment income (loss)	0.88%	0.94%		0.75%	0.29	%(h)
Portfolio turnover rate	56%	80%		55%	41	%(i)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(h)	Annualized.

(i)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE SHAREHOLDERS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AST Academic Strategies Asset Allocation Portfolio, AST AQR Large-Cap Portfolio, AST Capital Growth Asset Allocation Portfolio, AST ClearBridge Dividend Growth Portfolio, AST Goldman Sachs Multi-Asset Portfolio, AST J.P. Morgan Global Thematic Portfolio, AST J.P. Morgan Strategic Opportunities Portfolio, AST Legg Mason Diversified Growth Portfolio, AST New Discovery Asset Allocation Portfolio, and AST T. Rowe Price Growth Opportunities Portfolio (the “Portfolios”), each a portfolio of Advanced Series Trust, including the schedules of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Insurance investment companies since 2003.

New York, New York

February 22, 2018

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Advanced Series Trust (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Trustee	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 50) Trustee Since February 2011	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	107	Director of NextEra Energy Partners, LP (NYSE: NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 68) Trustee Since January 2013	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	107	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 58) Trustee Since September 2014	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	107	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 67) Trustee Since January 2013	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	107	None

E1

Independent Trustees
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Trustee	Other Directorships Held by Trustee**
Stephen M. Chipman* (Age: 56) Trustee Since January 2018	Chief Executive Officer of Radius GGE (USA), Inc. (Since June 2016); formerly, Senior Vice Chairman (December 2014-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	107	None
Robert F. Gunia* (Age: 71) Trustee Since July 2003	Director of ICI Mutual Insurance Company (June 2016-present); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	107	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 76) Trustee Since July 2003 Independent Chair Since July 2003	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	107	None
Thomas M. O’Brien* (Age: 67) Trustee Since July 2003	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	107	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 52) Trustee Since October 2009	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	107	None

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Edward C. Merrill, IV, CFA* (33) Vice President Trust Officer Since June 2017	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).
Raymond A. O’Hara* (62) Chief Legal Officer Trust Officer Since June 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (42) Chief Compliance Officer Trust Officer Since 2014	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Mutual Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.
Deborah A. Docs* (60) Secretary Trust Officer Since May 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (59) Assistant Secretary Trust Officer Since May 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (43) Assistant Secretary Trust Officer Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French* (55) Assistant Secretary Trust Officer Since October 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (43) Assistant Secretary Trust Officer Since May 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (54) Treasurer and Principal Financial & Accounting Officer Trust Officer Since February 2006	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).
Peter Parrella* (59) Assistant Treasurer Trust Officer Since June 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (50) Assistant Treasurer Trust Officer Since April 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (56) Assistant Treasurer Trust Officer Since April 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Charles H. Smith* (45) Anti-Money Laundering Compliance Officer Trust Officer Since January 2017	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).
Alina Srodecka, CPA* (51) Assistant Treasurer Trust Officer Since June 2017	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800) SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

PRSRT STD

U.S. POSTAGE

PAID

DWIGHT, IL

PERMIT NO. 3

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2018 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-D

Advanced Series Trust

ANNUAL REPORT	December 31, 2017

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST AB Global Bond Portfolio

AST BlackRock Multi-Asset Income Portfolio

AST Columbia Adaptive Risk Allocation Portfolio

AST Emerging Managers Diversified Portfolio

AST FQ Absolute Return Currency Portfolio

AST Franklin Templeton K2 Global Absolute Return Portfolio

AST Goldman Sachs Global Growth Allocation Portfolio

AST Goldman Sachs Global Income Portfolio

AST Goldman Sachs Strategic Income Portfolio

AST Jennison Global Infrastructure Portfolio

AST Managed Alternatives Portfolio

AST Managed Equity Portfolio

AST Managed Fixed Income Portfolio

AST Morgan Stanley Multi-Asset Portfolio

AST Neuberger Berman Long/Short Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST QMA International Core Equity Portfolio

AST T. Rowe Price Diversified Real Growth Portfolio

AST Wellington Management Global Bond Portfolio

AST Wellington Management Real Total Return Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2017

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST AB Global Bond Portfolio	A1
	AST BlackRock Multi-Asset Income Portfolio	A24
	AST Columbia Adaptive Risk Allocation Portfolio	A28
	AST Emerging Managers Diversified Portfolio	A38
	AST FQ Absolute Return Currency Portfolio	A47
	AST Franklin Templeton K2 Global Absolute Return Portfolio	A54
	AST Goldman Sachs Global Growth Allocation Portfolio	A61
	AST Goldman Sachs Global Income Portfolio	A68
	AST Goldman Sachs Strategic Income Portfolio	A98
	AST Jennison Global Infrastructure Portfolio	A128
	AST Managed Alternatives Portfolio	A132
	AST Managed Equity Portfolio	A134
	AST Managed Fixed Income Portfolio	A137
	AST Morgan Stanley Multi-Asset Portfolio	A140
	AST Neuberger Berman Long/Short Portfolio	A159
	AST Prudential Flexible Multi-Strategy Portfolio	A169
	AST QMA International Core Equity Portfolio	A179
	AST T. Rowe Price Diversified Real Growth Portfolio	A187
	AST Wellington Management Global Bond Portfolio	A214
	AST Wellington Management Real Total Return Portfolio	A242
	Glossary	A270

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2017

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2018

Market Overview — unaudited	Annual Report	December 31, 2017

Equity Market Overview

Stocks markets around the world rallied in 2017 bolstered by reports of accelerating global economic growth. Equities in emerging markets posted the best returns. In the United States, the S&P 500® Index rose 21.82% and generated positive returns every month of the period.

Market and economic highlights

U.S. stocks performed well in the first quarter driven by investors’ hopes for tax cuts, a rise in consumer spending and corporate profits, and regulatory reforms. Positive economic news abroad also increased appetite for equities. In March, the Federal Reserve raised its target for the short-term federal funds rate by 0.25%, and would proceed to do so again in June and December. Central banks in several other countries scaled back their quantitative-easing efforts.

Second-quarter corporate profits were strong. In August, stocks retreated in reaction to mounting tensions between the U.S. and North Korea, but the pullback was short-lived. During the fourth quarter, stocks advanced again on positive corporate earnings, and in anticipation of tax reform. Corporate earnings rose at double-digit levels in Europe and Japan in the third quarter.

In late December, President Donald J. Trump signed the Tax Cuts and Jobs Act into law, reducing the corporate tax rate from 35% to 21% (effective 2018).

Following a sluggish first quarter, Gross Domestic Product (GDP) growth rose above 3% in the second and third quarters, yet inflation remained tame. The unemployment rate fell to 4.1% — its lowest level since 2000, and investment by businesses picked up. Unemployment also dropped in many other nations including Germany, the United Kingdom, and Japan. The U.S. dollar closed the year sharply lower against other major currencies.

Information technology stocks soar

For the 12 months, nine of the S&P 500’s 11 sectors turned in double-digit returns, and only two ended in negative territory. Information technology led with a return of 38.83%. Demand for cyclical stocks was strong. The materials sector was the second-best performer, rising 23.84%, followed by consumer discretionary, up 22.98%. Next in line was the financial sector, which gained 22.18%. Rising interest rates, which increase lenders’ profit margins; solid earnings, and a loosening of regulations boosted demand for this group. Investors snapped up health care stocks, which rose 22.08% in anticipation of health care reform. The industrials and consumer staples sectors followed, returning 21.03% and 13.49%, respectively.

Despite their favorable dividends, the defensive utilities and real estate sectors lagged but returned an impressive 12.11% and 10.85%, respectively. Telecommunications stocks, facing competitive pressures from cable companies, ended down 1.25%. Energy stocks finished down 1.01%. Their prices fell sharply during the first half of the year as oil prices tumbled, although both the sector and oil prices rebounded later in the year.

Growth and large-cap stocks outperform in Russell Indexes

The Russell US indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), ended 2017 higher. For the year, the Russell 1000 Growth Index returned 30.21%, more than doubling the Russell 1000 Value Index’s 13.66% return. Growth outperformed due in part to huge gains of large-cap tech stocks. By contrast, the energy sector detracted from value stocks’ performance. Large-cap equities, as measured by the Russell 1000® Index, gained 21.69%. The sector was bolstered by a pickup in economic activity abroad, U.S. dollar weakness, and rising short-term rates The Russell Midcap® Index returned 18.52%. Small-caps, as measured by the Russell 2000® Index, returned 14.65%.

Emerging markets lead international markets

Equities trading in emerging markets, particularly technology and financial issues, soared on reports of improving earnings and fundamentals. The MSCI Emerging Markets Index, net of dividends, rose 37.28% in U.S. dollars and 30.55% in local-currency terms. In U.S. dollars, Far East and Asian stocks rallied 43.53% and 42.83%, respectively. The Brazil, Russia, India, and China (BRIC) group advanced 41.75%, EMEA returned 24.54%. Latin America rose 23.74%, and Europe returned 20.54%.

On a country basis, Poland led with a return of 54.72%. China followed posting a return of 54.07%, and South Korea advanced 47.30%. Conversely, Pakistan, in contrast to its stellar performance in 2016, finished down 24.44%. Qatar dropped 11.51%.

The MSCI-EAFE Index, which measures the performance of developed markets excluding the United States and Canada, returned (net of dividends) 25.03% in U.S dollars and 15.23% in local-currency terms. In U.S. dollars, the best-performing markets were Austria, which returned 58.31%; Hong Kong, which rose 36.17%, and Denmark, which advanced 34.69%.

In the Pacific region, Singapore followed Hong Kong with a gain of 35.57%. Japan rose 23.99% driven by reports of explosive corporate earnings, increased trade, and monetary stimulus. Eurozone equities benefitted from a rise in consumer confidence and diminishing political uncertainty. “Heavy weights” in this group that performed well included France, which rose 28.75%; Italy, which advanced 28.43%; Germany, which returned 27.70%; and the United Kingdom, which gained 22.30%. Israel bucked the trend, returning merely 2.06%.

Market Overview — unaudited	Annual Report	December 31, 2017

Fixed Income Market Overview

Bond markets in many developed and emerging markets advanced in 2017 despite interest rate hikes and other reductions in economic stimulus by central banks, broad-based global economic expansion, rising commodity prices, and geopolitical concerns.

Over the 12-month period, based on the performance of Bloomberg Barclays bond indexes, U.S. investment-grade bonds returned 3.54%. Corporate high-yield bonds returned 7.50%. Investment-grade corporate bonds followed with a gain of 6.42%. Treasury Inflation Protected Securities (TIPS) advanced 3.01%. Agency mortgage-backed securities returned 2.47%, closing marginally higher than U.S. Treasury securities, which returned 2.30%.

Municipal bonds advanced 5.45% and global investment-grade bonds gained 7.40%, according to Bloomberg Barclays bond index returns. Emerging markets, as measured by the J.P. Morgan EMBI Global Diversified Index, outperformed with a return of 10.26%.

Central banks react to global economic growth

Following a sluggish first quarter, Gross Domestic Product (GDP) growth in the U.S. rose above 3% in the second and third quarters. The unemployment rate fell to 4.1% — its lowest level since 2000, and investment by businesses picked up. Unemployment also dropped in many other nations including Germany, the United Kingdom, and Japan, which benefited from its aggressive stimulus campaign. Oil prices dropped in the first half of the year but rallied later, particularly in the final quarter, to close the period higher. In contrast to the euro, the U.S. dollar closed the year sharply lower against other major currencies.

Despite low inflation, the Federal Reserve raised its target for the short-term federal funds interbank-lending rate three times during the year, each time by a quarter of a percentage point. Central banks in several other countries scaled back their quantitative-easing efforts.

During the period, the European Central Bank (ECB) trimmed its bond purchases and said that it would further reduce them in 2018. Central banks, including the Bank of England and the People’s Bank of China, raised interest rates.

In late December, President Donald J. Trump signed the Tax Cuts and Jobs Act into law, reducing the corporate tax rate from 35% to 21% (effective January 2018).

U.S. Treasury yield curve flattens

The gap between yields on two-year and 10-year U.S. treasuries narrowed considerably as the Fed raised short-term rates, although the bond markets took the incremental rate hikes in stride thanks to the central bank’s forward guidance. Over the 12 months, long-term treasury bonds in particular posted sizeable gains. The yield on the 10-year U.S. Treasury, which moves opposite to price, ended the period at 2.40%.

Corporate bonds advance

Investors’ favorable reception to U.S. tax reforms, solid corporate earnings, and positive global economic growth drove U.S. corporate bond prices higher over the year.

In the investment-grade arena, long-term U.S. corporate bonds performed especially well. European bonds trailed their U.S. peers by a wide margin but outperformed U.S. Treasuries.

In the U.S. high-yield category, the lowest-rated credits performed best. Bonds rated CCC returned 10.6% for the year, according to Bloomberg Barclays data. Returns of U.S. high-yield bonds were more modest in the final quarter of the year due in part to uncertainties regarding tax reform, global growth, and other factors.

Emerging market bonds and currencies rally

Emerging markets overall generated impressive returns despite political uncertainties and rising short-term interest rates in developed markets. The returns were fueled by global economic expansion; a rise in commodity prices such as oil, which retreated during the first half of the year but rebounded to close the year higher at about $60 per barrel; a weaker U.S. dollar (in contrast to the strong performance of currencies of many emerging markets); and relatively tame inflation. Economic growth in countries including Russia, Brazil, and Argentina, expanded in 2017 after contracting the prior year.

TIPS advance as year comes to a close

Although some bond categories like U.S. high-yield bonds lost momentum in the final month of the period, inflation-linked U.S. TIPS rose 0.92% that month — accounting for nearly one-third of their return for the 12 months.

AST AB Global Bond Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	2.55%	3.44%
Bloomberg Barclays Global Aggregate USD Index	3.70	2.82

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/13/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST AB Global Bond Portfolio returned 2.55%.

The net assets of the Portfolio at December 31, 2017 were $1,709.3 million.

The investment objective of the Portfolio is to seek to generate current income consistent with preservation of capital. The Portfolio is subadvised by AllianceBernstein L.P.

What were market conditions during the reporting period?

2017 was supposed to be a year that would shake up the status quo of modest economic growth, tepid inflation, and low bond yields. It didn’t live up to expectations. The US Federal Reserve (Fed) did its part by raising interest rates and beginning the long process of reversing quantitative easing, which had poured trillions of dollars’ worth of liquidity into the US financial system after the 2008-2009 financial crisis. But the fixed income markets didn’t stick to the script.

Benchmark government bond yields remained low during the year, in spite of improving global growth, while long-term US Treasury yields fell faster than shorter-term yields rose, causing the yield curve to flatten. Equities and high yield bonds, on the other hand, continued to rise, and US and European credit spreads continued to tighten. (Credit spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) Overall, financial conditions were substantially easier at the end of the year than they had been at the beginning.

The US yield curve worried some investors, who were concerned that its flat shape indicated a potential deceleration in economic growth. However, at the end of the period, the curve was still considerably steeper than it had been in the run-up to previous recessions. The subadviser thinks the shape of the curve has more to do with global quantitative easing. The European Central Bank and Bank of Japan are still buying bonds and other financial assets, which helps to offset the Fed’s modest tightening and keeps a lid on long-term interest rates. What’s more, there continues to be a tremendous amount of liquidity in the US financial system, and it will take time for the Fed to drain it.

It is expected that these trends will change over the course of 2018. Central bank action will vary across regions, though, creating opportunities for fixed income investors.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio utilized currency forwards and options for both hedging and non-hedging purposes to manage overall currency exposure during the year.

The Portfolio’s currency investments detracted from relative performance, as losses from short positions in the Canadian dollar, Australian dollar, and offshore Chinese renminbi more than offset positive returns from long positions in the euro and Polish zloty.

On the positive side, sector allocation added to relative returns, helped by beneficial exposures to US credit agency risk-sharing transactions and high yield bonds. The Portfolio also utilized derivative instruments including Treasury futures, interest rate swaps and swaptions in order to manage overall duration and yield curve positioning. Country/yield curve positioning boosted performance further, primarily because of the Portfolio’s underweight and yield curve positioning in Japan. Gains from a country overweight in the US were mostly offset by negative returns from positioning along the US yield curve, where the Portfolio was underweight, meaning it held less securities than those in the Bloomberg Barclays Global Aggregate USD Index in 20- and 30-year maturities.

Security decisions were also a positive, thanks to selection within European high yield and investment-grade corporate bonds, US investment-grade corporate bonds, and emerging markets sovereign debt. Selection among US commercial mortgage-backed securities limited some of these gains during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST BlackRock Multi-Asset Income Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	5.95%	2.29%
Blended Index	12.94	5.88
S&P 500 Index	21.82	12.34

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST BlackRock Multi-Asset Income Portfolio returned 5.95%.

The net assets of the Portfolio at December 31, 2017 were $44.2 million.

The Portfolio’s investment objective is to seek to maximize current income with consideration for capital appreciation. The Portfolio is subadvised by BlackRock Financial Management, Inc.

What were market conditions during the reporting period?

The synchronized expansion in the global economy, ongoing softness in inflation, and reduced political risk provided a steady backdrop for strong performance across most asset classes in 2017. The global expansion has been underpinned by a turnaround in export-oriented sectors and manufacturing activity. As economic slack continued to diminish, several central banks moved to modestly tighten monetary policy. Political uncertainty in Europe over the UK’s efforts to leave the European Union, a referendum in Italy, and the French presidential election raised market concerns early in the year. However, European economic data was broadly resilient to these perceived negative shocks. In addition, Emmanuel Macron’s victory in the French election led to a lessening in political risk and was taken as a positive sign by markets. The second half of 2017 broadly saw a continuation of the economic trends that had prevailed during the first half, as global growth remained firm and inflation data generally disappointed. The fourth quarter brought growing expectations for a tighter monetary policy stance by the Federal Reserve (Fed) and long-awaited signs of progress on US fiscal policy. In response, global equity markets rallied and bond yields rose, although there were differences along the yield curve, with the short end of the curve, which is more sensitive to central bank monetary policy, rising sharply and longer-maturity yields experiencing a more muted increase.
What strategies or holdings affected the Portfolio’s performance?

The Portfolio remained focused on providing a compelling level of income while managing overall portfolio volatility. At period end, the Portfolio’s estimated yield was 3.9% based on the trailing 12-month yield of the underlying holdings. Its estimated one-year standard deviation was 1.4% versus 1.6% for the Portfolio’s Blended Index (the Index).

During the reporting period, the Portfolio’s exposure to non-US developed markets equities via dividend-paying stocks and Japanese and European index futures contributed most positively. Its holdings of emerging market equities were also up meaningfully but were a rather small position in the Portfolio. Across fixed income, investment-grade corporate bonds, high yield bonds, and preferred stock added to returns. Conversely, exposure to master limited partnerships (MLPs) detracted modestly.

The Portfolio made several tactical asset allocation changes during the period. Broadly, the Portfolio reduced overall risk by decreasing global equity in favor of fixed income. In equities, the Portfolio took profits on tactical cyclical sector positions, while modestly reducing exposure to non-US dividend-paying stocks. Modest additions were made to the Portfolio’s holdings of Japanese, European, and US index futures. The Portfolio also rotated out of its broad energy exposure, while adding modestly to MLPs. In fixed income, the Portfolio added to short-term investment-grade bonds and preferred stocks and it reduced exposure to commercial mortgage-backed securities. The Portfolio also decreased a number of duration hedges. (Duration is a measure of a bond’s price sensitivity to interest rates over time.)

During the period, the Portfolio sold the iShares US Energy ETF and a number of sector ETFs, including the iShares US Healthcare ETF, iShares US Industrials ETF, iShares US Technology ETF, iShares US Consumer Services ETF, and iShares US Basic Materials ETF. The Portfolio also sold the Alerian MLP Index ETF in favor of the more cost-aware Global X MLP ETF.

The Portfolio used derivatives to manage duration exposure, hedge euro currency exposure, and manage equity beta. Overall, equity hedges modestly detracted from performance the Portfolio’s performance relative to the benchmark as stocks rallied for most of the period, although these positions did reduce overall Portfolio volatility. Duration and currency hedges also modestly detracted from the Portfolio’s performance relative to the benchmark. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST Columbia Adaptive Risk Allocation Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	13.72%	7.74%
Blended Index	17.46	7.99
MSCI All-Country World Index (GD)	24.62	10.68
S&P 500	21.82	13.28

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/13/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Columbia Adaptive Risk Allocation Portfolio returned 13.72%.

The net assets of the Portfolio at December 31, 2017 were $20.3 million.

The investment objective of the Portfolio is to pursue consistent total returns by seeking to allocate risks across multiple asset classes. The Portfolio is subadvised by Columbia Management Investment Advisers, LLC.

What were market conditions during the reporting period?

US equities, as measured by the S&P 500 Index, generated a return of 21.82% during 2017. The index rose for 12 consecutive months, a feat that had never before been accomplished in a single calendar year. At year-end, the Index had gone 282 trading days without a 3% correction, the longest such run on record. US stocks were boosted by a combination of accelerating economic growth, rising corporate earnings, and a general lack of negative financial headlines. The rally gained additional momentum from the passage of a tax reform package that reduced the corporate tax rate from 35% to 21%. Not all companies were expected to see the same benefit, but investors viewed the corporate tax cut as supportive of bottom-line earnings, capital investment, and hiring. With US economic growth above 3% in the second and third quarters, unemployment nearing a 17-year low, and corporate earnings on track for a double-digit increase in 2017, news of the tax cut increased investors’ risk appetite.

For much of the year, the favorable economic backdrop proved supportive for stocks with the highest sensitivity to economic growth, such as those in the information technology, materials, and financials sectors. Conversely, defensive and higher-dividend stocks generally lagged. This dynamic fueled the advance of growth stocks, with the Russell 1000 Growth Index far outpacing the gain of the Russell 1000 Value Index. The two indices returned 30.21% and 13.66%, respectively, during 2017.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s risk-balanced diversification strategy is a key component of its investment approach and is designed to protect against significant declines in major indexes. Since its inception, the Portfolio has effectively mitigated market drawdowns. However, the risk-balanced diversification strategy detracted during the reporting period, given that equities outperformed other asset classes by a wide margin.

The strategy’s market-state classification system added value during the period and provided key market diagnostics along the way. For example, the Portfolio signaled a “highly bullish” reading or “bullish” reading in five out of 12 months, due to subdued equity market volatility and positive price momentum. These bullish signals concluded that interest rate exposure was undesirable but that participation in risk assets remained attractive, which added to the Portfolio’s returns during the period.

Detracting from performance was tactical short-term positioning, as opposed to strategic positioning, within global equities and global real estate equities, as well as tactical positioning in global inflation-linked bonds.

Derivatives are often used to express investment views in the Portfolio. The use of derivatives allows for efficient repositioning of the Portfolio in response to changing market conditions. The derivatives used are considered highly liquid instruments (futures, swaps, and ETFs). The Portfolio gained exposure to global equities through the use of derivatives, which had a positive effect on the Portfolio’s performance relative to the benchmark. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST Emerging Managers Diversified Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	14.30%	5.86%
Blended Index	14.66	7.75
S&P 500 Index	21.82	13.28

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/13/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Emerging Managers Diversified Portfolio returned 14.30%.

The net assets of the Portfolio at December 31, 2017 were $10.3 million.

The investment objective of the Portfolio is to seek total return. The Portfolio is subadvised by Dana Investment Advisors, Inc. and Longfellow Investment Management Co. LLC.

What were market conditions during the reporting period?

Politics dominated the daily headlines, but an improvement in the breadth and strength of the global expansion provided support for risk assets to move higher. Active management also rebounded nicely, as headwinds continued to abate and markets began to anticipate the implications of the pro-growth policies of the Trump agenda. Specific to active managers, stock correlations again dropped as the corporate earnings recovery that began in late 2016 gathered steam. International investments, both emerging and developed, outperformed the S&P 500 for the first time since 2012, providing an additional tailwind to many active managers.

What strategies or holdings affected the Portfolio’s performance?

The primary detractor from performance relative to the Portfolio’s benchmark index, the Blended Index, was the return of the Portfolio’s diversification segment. The Portfolio’s structural allocation to liquid alternatives seeks to reduce overall volatility. However, as equity markets rallied, liquid alternative and other hedged strategies were unable to keep pace. Although the component provided a positive absolute return with low volatility, it trailed the total benchmark, thus detracting from performance. Structural underperformance was almost completely offset by the active US stock component managed by Dana Investment Advisors, which significantly outperformed the benchmark. While stock selection outperformed in many sectors, the largest contributions were in the industrials, technology, and consumer discretionary sectors. The Portfolio’s bond allocation sleeve, managed by Longfellow Investment Management, also contributed to performance via good sector selection and sound security selection in the credit sectors.

The subadvisers generally do not use derivatives in managing Portfolio assets, although a subadviser may occasionally use derivatives to keep cash flow from accumulating. Such use was minimal and thus had little to no impact on relative performance. The non-affiliated fund investments within the diversification segment may use derivatives to produce uncorrelated market exposures or to hedge specific market exposures. Funds and ETFs are used to “complete” the Portfolio, to gain exposures to asset classes where the Portfolio does not currently have subadvisers such as Dana and Longfellow.

In this reporting period, the investments produced positive absolute results with low volatility. While the use of derivatives may create profits or losses over a given period of time, the Portfolio’s diversification across multiple funds and sources of risk constrains the combined overall impact. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST FQ Absolute Return Currency Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-3.02%	0.70%
Citigroup 1-Month US Treasury Bill Index	0.80	0.28

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST FQ Absolute Return Currency Portfolio returned -3.02%.

The net assets of the Portfolio at December 31, 2017 were $9.0 million.

The Portfolio’s investment objective is to seek absolute returns not highly correlated with any traditional asset class. The Portfolio is subadvised by First Quadrant, L.P.

What were market conditions during the reporting period?

During the reporting period, the financial market environment was fairly docile. Indeed, the subadviser’s in-house Market Risk Indicator, which incorporates a broad host of risk factors, categorized the ambient environment as its most “resilient” state. Risk assets fared quite well across a broad spectrum of asset classes, with equity markets leading the way. Fixed income markets also ended the year up, though signs of tightening Federal Reserve monetary policy shaved US and international bond returns from September through the end of 2017.

What strategies or holdings affected the Portfolio’s performance?

The primary instruments traded in the Portfolio are currency forwards, which are considered derivative instruments. The performance of the Portfolio for the most part, is based on the returns of these currency forwards.

The Portfolio experienced periods of both strength and weakness during the reporting period. Strong performance at the beginning of 2017 gave way to a sustained drawdown at the end of May, with the Portfolio reaching its lows of the period at the beginning of September. An equally strong recovery brought performance back into positive territory by the end of November. However, returns turned negative in December.

The Portfolio’s strongest performance came from its bullish positioning in the euro, a view the subadviser held for the entire period. The consistency of this positioning is noteworthy as the Portfolio was briefly bullish or bearish about the rest of its active positioning at various points in 2017. The year began with a slightly positive view on the euro, a view quickly expanded on and maintained throughout 2017. The Portfolio’s position was dominated by long- and medium-term signals (fair value, trade, and price dynamics), and these models’ combined optimism outweighed any temporary pessimism from quicker-moving signals. Ultimately, the subadviser’s confidence in the euro was rewarded. The euro took off in the second quarter of 2017 amidst a rebuke of protectionist sentiment that occurred during the French presidential election. The euro continued to appreciate in response to strong macroeconomic data, a dissipation of deflationary pressures and political risks, an improving economic growth outlook, signs of a civil Brexit, and a firming timetable for the European Central Bank’s eventual discontinuation of quantitative easing. (Brexit refers to the UK’s planned exit from the European Union.) The euro finished the year as the top performer against the world currency basket.

The Portfolio’s weakest performance during the period came from its positioning in the Canadian dollar. The currency proved especially tricky to trade, as market expectations shifted dramatically amidst political uncertainty about how the Trump administration would impact cross-border relations and on increased monetary policy uncertainty as the Bank of Canada shifted its focus away from price pressures. At the beginning of the year, the subadviser held a bullish view on the Canadian dollar, which was expanded based on recommendations from behavioral bias models. Despite intermittent gains, however, the currency declined, due to range-bound oil prices and concerns about the Canadian-US trade relationship in the Trump era. In the second quarter, the subadviser closed the position and turned bearish on a unified recommendation from investment flows-based models. The timing was poor, as the Bank of Canada signaled in June that it might start to hike interest rates despite below-target inflation, which reinforced a sharp rebound for the Canadian dollar. Both prospective bond flows and asset rotation models had anticipated the shifting landscape and moved to close their bearish recommendations. Despite these models’ optimistic signals, the Portfolio continued to hold a bearish position in September at the behest of the inflation signal. At this point, the Bank of Canada caught markets, and the Portfolio, off guard, implementing a second interest rate hike despite tepid inflation. Losses sustained during this period contributed further to the position’s disappointing year. Other detractors include Singapore dollar, Japanese yen, and Swedish krona.

In terms of broad-based market correlation, the Portfolio’s currency strategy met its uncorrelated objective. The correlation to equity markets was non-existent. The subadviser did observe some negative correlation to bond markets and currency carry trades, based on both an expected and realized basis. For the first half of the year, the Portfolio was positioned to take advantage of rising yields and weakness in the foreign currency carry trade. By mid-year, that exposure disappeared, only to return in the last quarter with a strongly negative (indirect) exposure to fixed income and carry trades, a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Franklin Templeton K2 Global Absolute Return Portfolio	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	7.51%	0.83%
Citigroup 3-Month Treasury Bill Index	0.84	0.32
S&P 500 Index	21.82	12.34

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Franklin Templeton K2 Global Absolute Return Portfolio returned 7.51%.

The net assets of the Portfolio at December 31, 2017 were $24.9 million.

The Portfolio’s investment objective is to seek capital appreciation with reduced market correlation. The Portfolio is subadvised by K2/D&S Management Co., L.L.C., Templeton Global Advisers Limited, and Franklin Advisers, Inc.

What were market conditions during the reporting period?

Global equities posted robust returns during 2017, driven by synchronized global economic growth, modest inflation, and supportive liquidity conditions. Corporate indicators were also positive, with rising earnings-per-share growth and strong profit margins. In the fixed income markets, emerging markets debt advanced as capital moved into several undervalued markets at a pace not seen in a number of years. Interest rates in developed markets remained relatively low or range-bound during the year. Corporate credit, including high-yield and investment-grade bonds, performed well.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s allocations to global equities, fixed income, and alternatives supported performance during the reporting period. However, the use of a conditional risk overlay, as well as individual stock selection, detracted from returns.

During the period, the Portfolio benefited from its overweight (holding a higher percentage of equities than the Citigroup 3 Month T-Bill Index (the Index)) in global equities, which added to performance as equities recorded strong gains. In terms of sector positioning, overweights in energy and financials contributed positively, while security selection in healthcare detracted. The Portfolio’s investments in the industrials and information technology sectors added slightly. Among individual holdings, Teva, an Israel-based pharmaceuticals company had a negative impact on performance. Unexpected management changes, weak quarterly results, a dividend cut, and a debt-rating downgrade pressured its stock price. Elsewhere, threats from generic competition weighed on the stock price of a US-listed pharmaceuticals company held in the Portfolio.

Fixed income holdings boosted relative results. Overall, the Portfolio was significantly underweight (holding a smaller percentage of securities than the Index) to fixed income, because of positively trending global growth and expensive valuations. The Portfolio’s fixed income component was implemented through investments in the Franklin Strategic Income Fund, which had large exposures to high-yield bonds and investment-grade corporate bonds, both of which generated strong gains during the period.

Within alternatives, the hedge fund tracker program recorded positive returns and outpaced the HFRX Global Index. Allocations to other systematic strategies within alternatives also benefited the Portfolio’s performance, as these holdings performed particularly well in the second half of 2017. However, the volatility-linked systematic strategy weighed on performance as overall market volatility remained near historic lows. Overall, the alternatives allocation added to the Portfolio’s performance while dampening volatility.

The conditional risk overlay weakened results, as global equities reached high price-to-earnings ratios and exhibited unusually low volatility. The overlay system analyzes any portfolio adjustments to ensure the overall portfolio remains in balance and prevent any inefficient transactions from occurring.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST Goldman Sachs Global Growth Allocation Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	16.71%	6.42%
Blended Index	16.07	7.96
S&P 500 Index	21.82	12.34

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Goldman Sachs Global Growth Allocation Portfolio returned 16.71%.

The net assets of the Portfolio at December 31, 2017 were $32.7 million.

The Portfolio’s investment objective is to seek total return made up of capital appreciation and income. The Portfolio is subadvised by Goldman Sachs Asset Management, LP.

What were market conditions during the reporting period?

2017 saw several market themes unfold, including resurgence of the emerging markets and commodity prices, geopolitical events such as European elections, the rise of populism, US tax reform, and atypically low levels of market volatility. These themes set the scene for a yearlong rally in equities, currencies, commodities, and US Treasury bonds. The VIX Index, commonly known as the US equity market’s “fear gauge,” recorded a new all-time low in November.

Emerging market equities outperformed developed market equities during 2017, supported by the relatively stronger economic growth rate of emerging markets. China maintained a steady level of growth, which further boosted emerging market assets and anchored commodity prices within a healthier range compared to previous years. In the US Treasury market, 10-year yields declined for most of the year due to lackluster inflation. This benefited investment-grade fixed income, which ended the year in positive territory. 10-year US Treasury yields bottomed in early September and rebounded to finish 2017 just under where they started.

Toward the end of 2017, the Trump administration nominated Jerome Powell to be the new Federal Reserve (Fed) chair and delivered on its promise to cut corporate tax rates. In December, the Fed upgraded its economic growth forecasts for 2018 through 2020, after taking into account the potential impact of tax cuts. This helped drive a strong rally in equities during the last month of the year.

Despite the Fed raising interest rates by 75 basis points in 2017, the US dollar weakened as other major central banks reduced their accommodative monetary policies. (A basis point is 1/100th of a percent.)

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio’s positive performance was driven primarily by global equities, with emerging market stocks and US large-cap equities the top contributors. Within fixed income, an underweight (holding fewer or none than the Blended Index) in investment-grade bonds and an overweight (a higher percentage of securities than the Blended Index) in sectors with credit exposure, such as high yield bonds and local emerging markets debt, added to performance. The Portfolio’s allocation to emerging markets debt was one of the largest positive contributors for the period. In addition, allocations to real assets contributed positively, mainly because of the appreciation of non-US developed market currencies and the accommodative monetary policies of global central banks. The Portfolio benefited from tactical adjustments within equities at the region and country level, but specific positioning within European equities was negative, as the region came under pressure amid Brexit-related uncertainty. Cycle-aware positioning, which seeks to adjust the Portfolio’s strategic asset allocation for the current economic cycle by capturing cyclical changes, bolstered performance. The Portfolio maintained two cycle-aware views, which together enhanced results. The first was to maintain short duration positioning, expressed through a short position in long-maturity German government bonds, as well as a steepening position on the US interest rate curve. (Duration is a measure of a bond’s price sensitivity to interest rates over time.) The second was to hold a long position in emerging market equities versus developed market equities. The Portfolio was hurt by a long US dollar position, which was expressed by hedging non-US developed markets currency exposure. All of the Portfolio’s liquid alternative strategies posted positive performance, with the exception of the long-short equity strategy, which underperformed in a strong upwardly trending equity market environment.

The Portfolio makes use of derivatives when consistent with stated investment objectives and policies to augment physical positions, hedge exposures, and efficiently manage cash flows. The primary use of derivatives in the Portfolio is through equity futures to replicate US and developed international large-cap equities and US small-cap equities. These derivatives did not meaningfully contribute to or detract from the Portfolio’s performance relative to the benchmark beyond the returns expected of the asset classes that each respective derivative sought to replicate. In addition, the Portfolio used derivatives to express active short-term views on the market. During the period, the Portfolio used equity futures, which added to the Portfolio’s performance relative to the benchmark. Currency forwards were used to go long and short in select currencies, which detracted from the Portfolio’s returns relative to the benchmark. Interest rate options were used to implement a macroeconomic hedging strategy, which detracted from the Portfolio’s performance relative to the benchmark. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST Goldman Sachs Global Income Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	2.10%	2.82%
Bloomberg Barclays Global Aggregate USD Index	3.70	2.82

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/13/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Goldman Sachs Global Income Portfolio returned 2.10%.

The net assets of the Portfolio at December 31, 2017 were $800.9 million.

The investment objective of the Portfolio is to seek high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Portfolio is subadvised by Goldman Sachs Asset Management International.

What were market conditions during the reporting period?

2017 got off to a positive start for markets geared to global growth. During the first quarter, government bond markets sold off, corporate bonds posted gains, and US equity indexes reached fresh all-time highs. Drivers included the prospect of pro-growth policies from the Trump Administration, which helped boost business and consumer sentiment, and the delayed impact of fiscal stimulus in China. The US Federal Reserve Board (Fed) raised interest rates in March.

In the second quarter, corporate bond markets were supported by solid first quarter earnings and ongoing improvements in global growth. However, a decline in oil prices weighed on energy-related corporate bonds and bank loan issuers, as well as commodity-oriented emerging markets. Near quarter end, global interest rates rose and the pace of monetary tightening was revised up for key markets such as the UK, Europe, and Canada. During June, the Fed raised interest rates for the second time in 2017.

In the third quarter, geopolitical uncertainty and mixed economic data, including soft inflation readings, resulted in very modest steepening of the US Treasury yield curve. The Fed left interest rates unchanged, but other developed markets central banks set the stage for less accommodative monetary policy, with the Bank of Canada surprising markets with two consecutive rate hikes. Corporate bonds and emerging markets assets performed well, supported by the positive macro environment and continued spread tightening. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.)

In the fourth quarter, non-government bond sectors benefited from ongoing strength in the global macro backdrop. Passage of US tax reform and firm corporate earnings releases were notably supportive for US corporate bonds. In October, the European Central Bank announced it would reduce asset purchases for nine months beginning in January 2018. In December, the Fed delivered its third interest rate hike of 2017.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio’s duration and yield curve positioning marginally detracted from performance, largely due to an underweight (holding a lower percentage of securities) in US interest rates. In addition, the Portfolio’s country strategy was hampered by an overweight (holding a higher percentage of securities) in Canadian interest rates versus an underweight US interest rates. Offsetting these results somewhat was a developed markets/emerging markets valuation strategy trade. The Portfolio’s currency strategy contributed most positively to performance, driven by exposure to a number of emerging markets currencies, including long positions in the Czech koruna and Polish zloty. In the developed markets, the Portfolio’s long positions in the Swedish krona and Norwegian krone also added to returns. Additionally, the Portfolio’s cross-sector positioning bolstered results, highlighted by exposure to securitized credit and asset-backed securities. Exposure to Puerto Rican municipal bonds, however, detracted from performance.

Security selection overall helped the Portfolio’s performance. These positive results were driven by selection among high-yield corporate bonds. The Portfolio’s yield curve exposure, specifically its holdings of long maturity US corporate bonds, was advantageous. Government/swap selection also made a strong positive contribution, driven mainly by a steepening position on the European government bond yield curve, as well as selection of UK, US and Japanese inflation-linked securities. However, this was partially offset by security selection in the securitized sector and within emerging markets debt. In the securitized sector, selection of mortgage-backed securities and collateralized loan obligations hurt performance. Within emerging markets debt, an underweight in Chinese external debt detracted from results.

The Portfolio uses derivatives both to hedge and to actively implement investment decisions generated from top-down macro and bottom-up market views. More specifically, the Portfolio uses derivatives, such as futures, options or swaps, to gain exposure to sectors/securities without investing in them directly (including when owning the derivative investment may be more efficient or less costly than owning the sector/security itself), to reduce macro risks, enhance income, or provide downside risk protection for one or more securities to which the Portfolio has exposure. During the reporting period, the Portfolio’s use of derivatives in its country, cross-macro, and emerging markets debt strategies detracted from the Portfolio’s performance. Its use of derivatives in its cross-sector, corporate, and government/swap strategies contributed positively. However, currency derivatives performed negatively. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST Goldman Sachs Strategic Income Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-0.31%	-1.05%
ICE BofAML US Dollar 3-Month LIBOR Constant Maturity Index	1.10	0.58
Bloomberg Barclays US Aggregate Bond Index	3.54	2.70

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Goldman Sachs Strategic Income Portfolio returned -0.31%.

The net assets of the Portfolio at December 31, 2017 were $306.6 million.

The Portfolio’s investment objective is to seek total return. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

What were market conditions during the reporting period?

As global monetary policy began to move towards less accommodation, markets had yet to normalize and yield curves continued to flatten. Front-end yields rose on expectations of Fed rate hikes. However, long-end yields were subdued by a number of factors, including strong demand from pension funds, increased issuance in medium-term securities, and muted inflationary pressures.

Strong equity performance, along with tightening credit spreads over the year, kept US financial conditions fairly accommodative. Measures of market volatility continued to hover at extremely low levels even as the Federal Reserve formally announced plans to shrink its $4.5 trillion balance sheet. Soft inflation has been a point of contention among economists and market participants. However, many Federal Open Market Committee members continue to view this year’s inflation softness as a reflection of temporary or idiosyncratic factors. US hard economic data was strong, with third-quarter gross domestic product (GDP) growth being revised up to an annualized rate of 3.2%, its highest reading since 2014. US tax reform became law at the end of the year, potentially increasing US growth prospects.

The ongoing expansion across developed markets continued, and the Purchasing Managers Index (PMI), a widely used measure of the economic health of the manufacturing sector, generally signaled strong activity growth. Emerging market assets performed strongly, driven by the pickup in global growth, stabilization of commodity prices, and investors’ unabated search for yield.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s tactical duration and yield curve strategy detracted from performance, largely due to underperformance from a short US interest-rates position. (A short position means an expected decline in the value of a security.) These losses were partially offset by a short position in Japanese rates and tactical positioning in UK rates. The Portfolio’s relative value strategies detracted from performance as global monetary policy converged more than expected over 2017, creating a less supportive environment. In particular, the country strategy detracted due to long positions (expecting a security to gain value) in Canadian rates versus short US rates. Within the Portfolio’s cross-macro strategy, having a long basket of emerging market currencies versus investment-grade credit detracted from performance.

Currency exposure was positive for returns, driven by long positions in the Polish zloty, Czech koruna, and Swedish krona. These currencies outperformed as European growth accelerated. These gains were partially offset by a short position in the euro.

Cross-sector positioning was an overall contributor to performance. Exposure to securitized credit — in particular, collateralized loan obligations, non-agency mortgage backed securities, and the Federal Family Education Loan (FFEL) Program student loans — added to returns. A short position in high yield corporate debt detracted from returns as credit spreads grinded tighter over the year.

Security selection detracted from returns, driven by allocations to Puerto Rican municipal bonds. Within emerging markets, selections of US dollar-denominated Venezuelan debt and short exposure to China and emerging market CDX (a credit default swap index for emerging markets) further hurt performance. These losses were somewhat offset in government/swaps by European yield curve steepeners and cross-currency funding basis. Within the securitized sector, selections of asset-backed and mortgage-backed securities further added to returns.

The Portfolio uses derivatives both to hedge and to actively implement investment decisions generated from Goldman Sachs’ top-down macro and bottom-up market views. Overall the duration, country, cross-macro, corporate, and emerging market debt strategies detracted, while the currency, sector, and government/swaps strategies contributed to the Portfolio’s performance relative to the benchmark. Derivatives had a material negative impact on the Portfolio’s performance relative to the benchmark; however, the impact was partially mitigated by positions in physical securities intended to offset risk. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

9

AST Jennison Global Infrastructure Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	18.85%	5.18%
S&P Global Infrastructure Index	20.13	6.04
S&P 500 Index	21.82	12.34

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Jennison Global Infrastructure Portfolio returned 18.85%.

The net assets of the Portfolio at December 31, 2017 were $12.8 million.

The Portfolio’s investment objective is to seek total return. The Portfolio is subadvised by Jennison Associates LLC.

What were market conditions during the reporting period?

Global equity markets posted strong returns during 2017. The gains were broad, but particularly notable among companies with above-average earnings growth. US economic expansion accelerated during the fourth quarter, surpassing 3% for the second quarter in a row, and most leading economic indicators and sentiment gauges reflected expectations for ongoing and strengthening economic activity. Short-term interest rates continued to push higher, with the Federal Reserve raising the federal funds rate another 25 basis points. (A basis point is 1/100th of a percent.) Longer-term US yields fell, leaving the Treasury yield curve at its flattest level in more than a decade. US dollar weakness continued as global growth expanded and accelerated. Major tax legislation, passed and signed into law in late December, was easily the most significant win for the Trump administration in its inaugural year. The new tax law includes a substantial reduction in the tax rate paid by corporations on domestically earned income. Europe’s economic recovery proceeded during 2017, with equity markets in peripheral European nations experiencing their best annual performance since the aftermath of the financial crisis.

The S&P Global Infrastructure Index (the Index) returned 20.13%, led by strong gains within highways & railroads, airport services, and gas utilities.

What strategies or holdings affected the Portfolio’s performance?

Relative to the Index, the Portfolio benefited most from stock selection in airport services, its allocations to construction & engineering, and stock selection within electric utilities. Conversely, the Portfolio’s overweight allocation to roads & rails and its underweight in airport services segments detracted from performance. Allocations to the oil & gas storage & transportation segments (midstream energy) also hurt relative returns.

The Portfolio’s top contributors included Eiffage, Vinci, and Aeroports de Paris. Shares of France-based Eiffage performed well as the company reported solid earnings and announced strong order trends, highlighting a cyclical improvement in its French construction business. The France-based airport group operates three commercial airports located in or near Paris, including Paris-Charles de Gaulle, Paris-Orly, and Paris-Le Bourget. Jennison favors Eiffage for its improving contracting business, solid toll road traffic growth, and its ability to lower its interest costs, which it believes can drive earnings per share growth. Shares of construction & engineering firm Vinci performed well, as it reported solid earnings, and management was upbeat about a recovery in contracting margins. Jennison favors Vinci for the traffic profile on its toll roads and in its airports division. In Jennison’s view, the company remains well positioned for a rising interest rate environment. Airport operator Aeroports de Paris performed well after Emmanuel Macron, a supporter of privatization, won France’s presidential election, amid speculation that the French government could sell down its controlling stake in the company. Accelerating global traffic, improving retail trends, and investor appetite for European equities also drove the stock price higher during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

AST Jennison Global Infrastructure Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited) (continued)

On the negative side were midstream energy companies such as Energy Transfer Partners, SemGroup, and Plains All American Pipeline, LP. Although fundamentals were heading in the right direction, Energy Transfer Partners’ shares fell amid management’s resistance to changing its corporate structure, saying there would be no roll-up or incentive distribution rights relief until at least 2019, which would structure the General Partners and Limited Partners into a single corporation. In Jennison’s view, this has been the biggest issue weighing on the stock. Units of SemGroup came under pressure as the market appeared divided over whether or not the company would raise or lower its distribution in 2017. Jennison believes SemGroup slowed its distribution growth in order to complete its expansion projects for 2017 and beyond. Plains All American Pipeline posted a solid third quarter, the first in a while, and left its 2018 guidance unchanged. However, its unit price fell during the period, largely because the company suffered from a combination of poor investor sentiment in the overall energy space and from management’s recent decisive action to cut distribution more than expected. By the end of the period, the Portfolio no longer held Energy Transfer Partners, SemGroup, or Plains All American Pipeline, as Jennison had reduced exposure to oil-related midstream infrastructure companies in order to manage volatility in the Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

AST Managed Alternatives Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	2.56%	0.08%
Citigroup 1-Month US Treasury Bill Index	0.80	0.41

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/13/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Managed Alternatives Portfolio returned 2.56%.

The net assets of the Portfolio at December 31, 2017 were $7.7 million.

The investment objective of the Portfolio is to seek long-term capital appreciation with a focus on downside protection. The Portfolio is managed by PGIM Investments LLC. For more information about how the Portfolio is managed, please refer to the prospectus.

What were market conditions during the reporting period?

Politics dominated the daily headlines, but an improvement in the strength and scope of the global expansion provided support for risk assets to move higher. Emerging market equities led all equity classes higher, although the S&P 500 Index was up a strong 21.82%. Volatility remained stubbornly low, and the S&P 500 ended the year with the lowest daily volatility in decades. Despite the geopolitical risks and heightened tensions with North Korea, defensive assets lagged as evidenced by the relatively small gain for US Treasuries and the yen. Despite interest rate hikes by the US Federal Reserve Bank, the US dollar weakened considerably with global growth rates converging, European Central Bank policy tightening, and political uncertainty mounting over the future of existing trade arrangements.

What strategies or holdings affected the Portfolio’s performance?

The primary driver of the Portfolio’s positive return relative to the Portfolio’s benchmark, the Citi 1-Month T-Bill Index (the Index), was the AST Neuberger Berman Long/Short. As a hedged equity risk investment, Neuberger’s long-short strategy captured over half of the equity market’s rise. Liquid alternatives with little or no equity beta exposure fared less favorable as evidenced by the relatively weak, albeit positive, returns from AST Wellington Management Real Total Return and the Portfolio’s investments in merger arbitrage strategies via non-affiliated mutual funds. AST FQ Absolute Return Currency was the most significant detractor from return. The currency strategy experienced periods of both strength and weakness; however, an acutely poor December wiped out all prior gains. The Portfolio’s year-end long positioning of the US dollar was particularly hurtful, while positioning in the Canadian dollar proved difficult all year amid political rhetoric about cross-border trade relations with the US.

By its very mandate, most of the Portfolio’s fund investments use derivatives to execute their alternative strategies. The Portfolio uses derivatives such as currency forwards, interest rate swaps, futures, options, and swaptions (options on interest rate swaps) to gain long or short exposures to various asset classes or countries quickly and efficiently. The goal is to produce uncorrelated market exposures or to hedge specific market exposures. The Portfolio’s investments improved its performance relative to the benchmark and risk with such usage. Although any use of derivatives may create profits or losses over a given period of time, the Portfolio’s diversification across multiple funds and sources of risk constrains the combined impact. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

12

AST Managed Equity Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	24.18%	8.07%
MSCI All Country World Index (GD)	24.62	8.73
S&P 500 Index	21.82	12.34

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Managed Equity Portfolio returned 24.18%.

The net assets of the Portfolio at December 31, 2017 were $32.7 million.

The Portfolio’s investment objective is to provide capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

2017 was a year hallmarked by synchronized, strong global economic growth and incredibly low equity market volatility. In the US, the corporate earnings recovery that began in late 2016 not only continued but strengthened in 2017, with earnings growth close to 12%. Expectations for pro-growth policies, which eventually materialized into corporate tax cuts, further fueled market gains. These fundamentals were underpinned by a strong economic environment in which unemployment hit a decade low, renewed business optimism translated into a jump in capital expenditures, and the manufacturing sector surprised to the upside. Non-US stock markets saw even larger returns, catalyzed by robust and synchronized global economic growth. Developed markets were led by Europe and Japan, which showed several reflationary signs that ignited strong returns in their stock markets. Given the improved growth backdrop in these economies, the US dollar depreciated throughout the year, adding further to the returns of US investors in foreign equities. The stabilization of energy markets, with Brent crude oil prices up 21%, benefited emerging economies overall, fueling robust returns in their stock markets. Political stability and a strong growth backdrop in China assuaged concerns related to the emerging markets, boosting investor confidence.

What strategies or holdings affected the Portfolio’s performance?

Overall, underlying subadvisers were a positive for the reporting period. US managers generated mixed returns, but the majority ended the period ahead of their targets, which added to the Portfolio’s performance. International managers that focused on developed economies also saw a positive period, with both underlying managers comfortably ahead of their benchmark indexes. However, these results were offset by considerably weak manager performance in the emerging markets space. Tactical asset allocation detracted from the Portfolio’s returns, with the underperformance relative to the MSCI All Country World Index (the Index), primarily due to an underweight (holding a smaller percentage than the Index) in emerging markets, which was the best-performing global region of the reporting period. Additionally, a position in natural resources hurt performance, as the commodities asset class remained depressed throughout 2017. In addition, the Portfolio’s cash position, maintained for liquidity and cash flow purposes, was a drag on results, given the strong returns of the global equity markets. Positive tactical asset allocation contributors included an underweight in Canadian equities and a position in the strongly performing US financial sector.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

13

AST Managed Fixed Income Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	3.90%	1.75%
Bloomberg Barclays US Aggregate Bond Index	3.54	2.70

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Managed Fixed Income Portfolio returned 3.90%.

The net assets of the Portfolio at December 31, 2017 were $35.0 million.

The Portfolio’s investment objective is to seek total return. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

2017 was a year hallmarked by synchronized strong global growth and incredibly low bond market volatility. In the US, the Federal Reserve (Fed) remained in focus as policymakers continued monetary policy normalization, hiking short-term rates three times, and started to unwind the central bank’s balance sheet. Nevertheless, yields on long maturity bonds remained low, as inflation expectations were subdued through most of the year. This resulted in the flattening of the yield curve, a prominent recessionary signal, which caught the attention of investors heading into 2018. Credit markets, with high yield bonds a notable standout, continued to outperform as improvement in the economic backdrop and corporate fundamentals fueled further spread tightening. Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, asset allocation added to the Portfolio’s performance, driven by positions in global bonds, high yield bonds, and emerging markets debt. A position in short-duration bonds detracted from returns as the Fed made a series of interest rate hikes. Manager performance was mixed, with almost half of the underlying managers underperforming their respective benchmark indices. However, the core manager that accounts for the bulk of the Portfolio’s assets outpaced its benchmark index by a notable margin. In addition, the subadviser that focused on emerging markets debt saw the highest return of all underlying funds and ended the period well ahead of Bloomberg Barclays US Aggregate Index (the Index).

The Portfolio’s allocation to high yield bonds was reduced in August in favor of a greater allocation to its core bond position in an attempt to reduce portfolio volatility and hedge against a potential widening in credit spreads. All other exposures fluctuated around their targets throughout the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

14

AST Morgan Stanley Multi-Asset Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	0.00%	-3.32%
ICE BofAML 1-Month LIBID Avg. Index	0.94	0.53

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/13/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Morgan Stanley Multi-Asset Portfolio returned 0.00%.

The net assets of the Portfolio at December 31, 2017 were $5.2 million.

The investment objective of the Portfolio is to seek total return. The Portfolio is subadvised by Morgan Stanley Investment Management Inc.

What were market conditions during the reporting period?

Global equities were up in all 12 months of 2017 and generated the best yearly performance since 2009. Economic growth beat expectations in every major region of the world, while inflation remained subdued in developed markets, suggesting that accommodative central bank policies could continue. In addition, the major risks facing the markets at the beginning of the year did not materialize. The European Union managed to avert political risk, and geopolitical risks were contained. In the US, the government passed a substantial corporate tax cut instead of implementing trade or immigration policies that could have been negative for economic growth.

Emerging markets equities outperformed developed markets equities, boosted by the combination of booming global growth, benign local inflation, and a weak US dollar. European equities lagged, as a strong euro weighed on the region’s export prospects. Japanese equities rose, helped by improving economic growth, slowly improving inflation, and the prime minister’s electoral victory, which suggested continued accommodative policy from the Bank of Japan.

Bonds were slightly up for the year. Although the US 10-year Treasury yield ended 2017 little changed, the Treasury yield curve flattened in response to better economic data and three Fed hikes amid subdued inflation expectations. Risk-on sentiment, synchronized global growth, and higher commodity prices helped emerging markets local currency bonds outperform. In the US, high-yield and investment-grade corporate bonds outpaced the broader fixed income market. Commodities rallied, particularly in the second half of the year, supported by synchronized global growth and a falling US dollar.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the main detractors from performance were positions within the China slowdown investment theme. The Portfolio was significantly hurt by short positions (a short position expects a security to decline in value) in China H-shares and mid-sized bank stocks versus global equities, as well as in commodity-sensitive assets like global iron ore mining stocks versus global equities and copper, amid a rally in China-sensitive assets. Most of the China-theme positions were closed during August but were reinitiated in December on the belief that factors preventing Chinese growth from slowing in 2017 would reverse in 2018. Other detractors included a short position in global aircraft and aerospace stocks versus global equities, which hampered performance as defense stocks rallied. In addition, a long position in the British pound relative to the euro detracted from performance, as UK manufacturing and trade data releases disappointed in the first half of 2017 and the euro appreciated amid signs of strengthening European growth. The US growth disappointment investment theme also hurt performance, as 2017 US economic growth was expected to come in at 2.3%. Most of the positions within this theme were closed in September.

Somewhat offsetting the negative performance were positive contributions from positions in the gradual inflation recovery investment theme. These positions included assets that benefited from higher US interest rates, such as long positions in US consumer finance and US banks as well as short positions in US Treasuries. In addition, the Europe Recovery investment theme added to performance during the first half of the year, as European growth surprised positively and political risks in the region declined. More specifically, the Portfolio benefited from its long positions in European equities versus US equities, long positions in European banks versus European equities, and short positions in German government bonds versus US Treasury securities. Other positive contributors included smaller country investment themes, such as Czech Republic Reflation, South Africa Rebound, and Portugal Sovereign Credit.

The Portfolio uses derivatives for a variety of purposes, including to implement trades more efficiently relative to cash markets, for hedging, risk management, and overall tactical portfolio management, or to earn income. Certain of the Portfolio’s investment themes may be entirely or partially implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments, and other related instruments. The Portfolio may also invest in foreign currency forward exchange contracts in connection with its investments in foreign securities. The use of derivatives during the reporting period had a negative impact on the Portfolio’s performance relative to the benchmark overall. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

15

AST Neuberger Berman Long/Short Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	13.14%	4.66%
HFRX Equity Hedge Index	9.98	1.98
S&P 500 Index	21.82	13.28

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/13/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Neuberger Berman Long/Short Portfolio returned 13.14%.

The net assets of the Portfolio at December 31, 2017 were $19.1 million.

The primary investment objective of the Portfolio is to seek long term capital appreciation with a secondary objective of principal preservation. The Portfolio is subadvised by Neuberger Berman Investment Advisers LLC.

What were market conditions during the reporting period?

The US stock market experienced an outstanding year and posted positive returns during all 12 months of 2017. A synchronized pickup in global economic activity, combined with solid corporate earnings growth and an improved earnings outlook driven by the passage of tax reform in the US, propelled the US stock market to all-time highs during the period. In December, the Federal Reserve raised short-term interest rates for the third time during 2017 and signaled for more increases in 2018 as inflation expectations are expected to stabilize near the central bank’s medium-term target. In 2017, the S&P 500 Index gained 21.82% for its largest annual gain since 2013.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, Neuberger Berman increased the Portfolio’s long exposure to the capital growth segment (companies that are believed to demonstrate attractive industry fundamentals, strong competitive positions, and attractive reinvestment opportunities) and to opportunistic investments (companies with identifiable catalysts for improved earnings). Conversely, the management team decreased the Portfolio’s exposure to the total return segment (companies that are believed to have sustainable and/or growing streams of income underpinned by asset value). The Portfolio’s short exposure consists of fundamental shorts and market shorts, with a larger exposure toward the latter in favorable macroeconomic environments. During the period, fundamental shorts represented approximately 30%-40% of the Portfolio’s short exposure.

Relative to the HFRX Equity Hedge Index (the Index), the Portfolio benefited from its long stock exposures, driven by security selection in the consumer discretionary, utilities, and consumer staples sectors. The strongest absolute returns, which may have been matched or exceeded by the Index, came in the information technology, consumer discretionary, and industrials sectors. Capital growth, total return (including fixed income), and opportunistic investments contributed positively, while shorts in individual securities and markets had a negative impact on overall performance. Short positioning in the information technology and health care sectors detracted, and individual security shorts in energy and real estate added to returns.

The Portfolio’s core strategy for outperforming the broad market is to take long and short positions while seeking to manage overall risk by using “market shorts” to manage exposure. It uses derivatives such as futures, options, and swaps to both add value and hedge risk. Market shorts related to hedging activity detracted from the Portfolio’s performance relative to the benchmark in 2017. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

16

AST Prudential Flexible Multi-Strategy Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	16.96%	8.09%
Blended Index	15.77	6.41
MSCI All Country World Index (GD)	24.62	8.73

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Prudential Flexible Multi-Strategy Portfolio returned 16.96%.

The net assets of the Portfolio at December 31, 2017 were $83.7 million.

The Portfolio’s investment objective is capital appreciation. The Portfolio is subadvised by Jennison Associates LLC, PGIM Fixed Income, and Quantitative Management Associates LLC.

What were market conditions during the reporting period?

2017 was a year hallmarked by synchronized, strong global growth and incredibly low volatility in which most asset classes posted positive absolute returns.

In the US, the corporate earnings recovery that began in late 2016 strengthened, with earnings growth close to 12% in 2017, providing a tailwind for riskier asset classes. Expectations for pro-growth US policies, which eventually materialized into corporate tax cuts, further fueled the gains and resulted in a US stock market return of approximately 22%. These fundamentals were underpinned by a strong economic environment in which unemployment hit a decade low, renewed business optimism translated into a jump in capital expenditures, and the manufacturing sector surprised to the upside.

Non-US stock markets saw even larger returns, catalyzed by robust and synchronized global economic growth. Developed markets were led by Europe and Japan, which showed several reflationary signs that ignited strong returns in their stock markets, while their monetary policy conditions broadly remained accommodative. Given the improved growth backdrop in these economies, the US dollar depreciated throughout the year, adding further to the returns of US investors in foreign equities. The stabilization of energy markets, with Brent crude oil prices up 21%, benefited emerging economies overall, fueling robust returns in both their stock and bond markets. Political stability and a strong growth backdrop in China assuaged concerns related to the emerging markets, boosting investor confidence.

Within fixed income markets overall, the Federal Reserve remained in focus as policymakers continued monetary policy normalization, hiking short-term rates three times, and starting to unwind the central bank’s balance sheet. However, yields on long-maturity bonds remained low, as inflation expectations were subdued through most of the year. This resulted in the flattening of the yield curve, a prominent recessionary signal, which caught the attention of investors heading into 2018. Credit markets, with high yield bonds a notable standout, continued to outperform as improvement in the economic backdrop and corporate fundamentals fueled further spread tightening. Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.

What strategies or holdings affected the Portfolio’s performance?

Tactical short-term asset allocation decisions added slightly to performance during the reporting period. The largest driver of tactical gains was an overweight (holding more securities than the Blended Index) in global equities, as both US and international stocks significantly outperformed US bonds by 18% to 35%, depending on the region. Exposure to high yield corporate bonds also added value as they were up 7.5%, outperforming the broad US investment-grade fixed income market.

Positive contributions from underlying strategies were highlighted by the strong performance of the QMA International Opportunities sleeve, which accounted for the Portfolio’s largest international stock holding. The strategy was introduced in May and outperformed its benchmark index by nearly 6% between May and the end of the period.

Given the Portfolio’s ability to “go anywhere,” there were several positions initiated and closed during the period, including futures in the S&P 500 Index, IBEX 35, DAX, MSCI EAFE Index, Tokyo Stock Price Index (TOPIX), 10-Year US Treasury bond, as well as the SPDR Financials Select ETF, SPDR Technology Select ETF, iShares S&P 500 ETF, and PowerShares Preferred Portfolio ETF.

The Portfolio used stock futures and Treasury bond futures to gain specific exposures to various markets. The use of these derivative instruments allowed the Portfolio to express tactical views that, in aggregate, added significant value, relative to the benchmark, during the reporting period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

17

AST QMA International Core Equity Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	24.59%	8.53%
MSCI EAFE Index (ND)	25.03	7.80

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/5/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST QMA International Core Equity Portfolio returned 24.59%.

The net assets of the Portfolio at December 31, 2017 were $939.5 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC.

What were market conditions during the reporting period?

The intensification of geopolitical tensions and rising populist agendas failed to derail the synchronization of global economic growth, which was characterized by accommodative monetary policy and stubbornly low inflation. The MSCI EAFE Index (the Index) gained over 25% for the year. In Europe, sentiment was upbeat as data continued to point to economic expansion. In the UK, although Brexit talks stumbled for most of the year, progress was made in December, with the UK and the European Union paving the way for meaningful discussions around the terms of their future trade and labor relationships. Meanwhile, the more moderate Emmanuel Macron beat out the far-right Marine Le Pen in the French presidential election, diminishing the threat of widespread political upheaval, at least temporarily.

Japanese stocks performed well as they reaped the benefits of strengthening global economies and accommodative monetary policy. The US tax overhaul, which slashed the corporate tax rate from 35% to 21%, should also boost companies heavily dependent on US markets. The downside risks persist, however, most notably from the possibility of a slowdown in China as it attempts to rein in debt, and ongoing geopolitics, particularly the tense US-North Korea relationship and, more recently, the Middle East turmoil associated with President Trump’s recognition of Jerusalem as the capital of Israel.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed the Index on a relative basis. After 2016’s outperformance, valuation factors struggled despite a third-quarter reprieve which was unable to offset the weakness pervasive throughout most of the year. On the other hand, the notable productivity of growth factors in the second half of the year offset a difficult start and helped mitigate valuation’s adverse effects. Moreover, although performance for financial momentum and quality factors was variable throughout the year, both components finished strong, with positive returns to all underlying metrics.

In terms of regional contribution to Portfolio performance relative to the Index, Germany led the gains, driven by industrials, particularly an overweight (holding more stocks than the Index) in the airlines industry, which rose an impressive +191%. Also contributing were Japan, led by selection in the industrials, materials, and consumer discretionary sectors — automobiles in particular — and Sweden, where stock picking was the most productive in the two consumer sectors: consumer discretionary and consumer staples. Outperformance was dampened in Norway due to stock selection in the consumer staples and materials sectors, and in Denmark and Spain due predominantly to challenging selection in their respective industrials sectors.

In terms of relative performance, the most lucrative sectors were consumer discretionary due to broadly effective selection led by Australia and France, utilities due to an overweight to Italy and an underweight to Japan, and information technology due to an overweight to Spain. The most notable sector detractions were in consumer staples due to selection in Japan and Norway, financials due to selection in Japan and Australia, and real estate due to selection in Australia and the UK, and an underweight (holding fewer stocks than the Index) to Germany, which was up 51%.

The Portfolio uses fully collateralized futures to manage daily cash flows. As the futures are a small portion of the Portfolio’s total market value, there was a slightly positive impact on the Portfolio’s performance. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

18

AST T. Rowe Price Diversified Real Growth Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	18.67%	7.89%
Blended Index	18.11	8.18
S&P 500 Index	21.82	12.34

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST T. Rowe Price Diversified Real Growth Portfolio returned 18.67%.

The net assets of the Portfolio at December 31, 2017 were $58.5 million.

The Portfolio’s investment objective is to seek long-term capital appreciation and, secondarily, income. The Portfolio is subadvised by T. Rowe Price Associates, Inc.; T. Rowe Price International Ltd; T. Rowe Price International Ltd - Tokyo; and T. Rowe Price Hong Kong Limited.

What were market conditions during the reporting period?

US stocks posted excellent returns in 2017, as major stock indexes reached new highs amid the ninth consecutive year of positive returns for the S&P 500 Index. Returns were lifted in part by favorable corporate earnings and economic growth, although optimism surrounding the Trump administration’s proposals for lower tax rates, reduced regulation, and increased infrastructure spending also buoyed the equity market. The Federal Reserve (the Fed), as was widely expected, raised short-term interest rates three times. US Treasury yields peaked following the first rate increase in March, but edged lower through early September on geopolitical and policy disappointment concerns. However, yields rose by year-end as the Fed began to taper its balance sheet and the passage of tax reform legislation improved the outlook for economic growth in 2018. Developed international equity markets outperformed US shares, as returns to US-based investors were enhanced by a weaker dollar. Developed Asian markets, notably Singapore, Hong Kong, and Japan, advanced considerably. While uncertainty surrounding Brexit drove the UK to lag other markets, many eurozone markets broadly benefited from positive economic data, continued European Central Bank stimulus, and a wave of election results that served to diminish political uncertainty and concerns of rising extremism.

In this environment, multi-asset portfolios with high allocations to US equities and certain diversifying sectors — such as developed international equities, emerging markets, and high yield bonds — would have outperformed their peers. On the other hand, those portfolios with outsized exposure to US investment-grade bonds would have underperformed their peers.

What strategies or holdings affected the portfolio’s performance?

The Portfolio outperformed its Blended Index (the Index). Security selection in the underlying segments drove outperformance relative to the Index, while the inclusion of diversifying sectors and tactical allocation decisions detracted from returns.

Security selection within the underlying segments drove outperformance. Several underlying segments outperformed their respective style-specific benchmarks, most notably the US large-cap value and growth segments which significantly outperformed. Selection within the international small-cap, US multi-cap growth, US small-cap, and emerging markets equity segments also added value. However, security selection within the real assets equities and international growth segments partially offset positive performance, as both segments trailed their respective benchmarks.

The Portfolio’s holdings of companies not in the Index detracted from performance. Exposure to real assets equities — which lagged the Index — weighed on returns. This impact was softened by beneficial allocations to emerging markets and high yield bonds, as these sectors outpaced their peers.

Tactical allocation decisions detracted from relative results, led by an underweight (holding a smaller percentage of securities than the Index) allocation to equities relative to fixed income securities. Stocks outperformed bonds throughout the year, and several major equity indexes reached record highs. An underweight allocation to emerging market stocks weighed on returns as well, as emerging markets outpaced developed markets, led by strong gains in several Asian and European markets. However, this impact was softened by a beneficial underweight to real assets equities relative to global equities, as well as an underweight to US value stocks relative to growth stocks.

At year-end, the Portfolio held interest rate futures, currency forwards, equity options, index futures, and rights generating a positive contribution to the Portfolio’s performance relative to the benchmark. These instruments were held at various points throughout the reporting period. The estimated return impact from employing currency forwards, rights, and warrants was negligible, futures contributed slightly and options detracted slightly relative to the benchmark. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

19

AST Wellington Management Global Bond Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	2.40%	2.58%
Bloomberg Barclays Global Aggregate USD Index	3.70	2.82

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/13/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Wellington Management Global Bond Portfolio returned 2.40%.

The net assets of the Portfolio at December 31, 2017 were $2,007.9 million.

The investment objective of the Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate Bond Index (USD Hedged). The Portfolio is subadvised by Wellington Management Company LLP.

What were market conditions during the reporting period?

Much of the first half of 2017 was spent unwinding market movements that had occurred in the wake of the 2016 US presidential election. Interest rates fell, as investors realized that expectations for US fiscal stimulus and the speed of monetary policy normalization were potentially exaggerated. Donald Trump’s inability to move forward a legislative agenda, a difficult Brexit backdrop, and concerns about European elections were geopolitical headwinds for the global economy. (Brexit refers to the UK’s efforts to leave the European Union.) However, developed and emerging economies were resilient, giving central bankers greater confidence in continued growth without ongoing monetary policy support. Signs of a shift appeared during the second half of the year as the US continued with its rate-hiking cycle, Canada raised rates twice and the UK once, and the European Central Bank (ECB) began to taper its asset purchase program. Despite positive economic data, global inflation continued to disappoint. As central banks reduced their accommodative monetary policies and inflation remained below target levels, most global yield curves flattened, with short-term yields rising and long-term yields falling. The US dollar depreciated as market participants doubted the speed at which the Federal Reserve (Fed) would be able to normalize interest rates while taking into account low inflation.

What strategies or holdings affected the Portfolio’s performance?

Within macro-based duration strategies, the Portfolio’s flattening bias in US duration was its biggest positive contributor during the reporting period. (Duration is a measure of a bond’s price sensitivity to interest rates over time.) An overweight (holding a higher percentage of securities than the Bloomberg Barclays Global Aggregate USD Index (the Index)) in US 30-year maturities and an underweight (holding a lower percentage of securities than those held by the Index) in US five-year maturities added to performance, as the Fed started to reduce its balance sheet and US inflation remained contained. The Portfolio’s overweight duration on the short-term end of New Zealand and Australia’s yield curves also bolstered results, as it seemed likely that moderating economic growth in China, commodity disinflation, and US trade protectionism could impact select commodity-linked economies. An underweight in UK 10-year maturities and US 10-year maturities detracted amid a rising probability that central banks would turn less accommodative due to a globally synchronized economic cycle.

Within macro-based country strategies, the Portfolio’s overweight position against the Index in core Europe, specifically in Germany, versus peripheral Europe contributed positively, as concerns about political risk and less policy accommodation by the ECB pushed peripheral bond spreads wider. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.)

Within macro-based currency strategies, an overweight to the Index in European currencies (Swedish krona and Norwegian krone) versus the euro detracted. The positioning was predicated on the view that central banks of small, open European economies will reduce their assessment of downside risk. Weaker-than-expected economic data and fears of a downturn in housing markets acted as a drag on Nordic currencies, while better-than-expected GDP data, particularly in Germany, supported the euro. The Portfolio’s underweight position against the Index in the British pound, based on a challenging UK political backdrop and increased uncertainty about Brexit negotiations, contributed positively.

Within quantitative country rotation strategies, the Portfolio’s overweights against the Index in German bunds and US 10-year maturities versus its underweight in Canadian 10-year maturities detracted from performance. Developed market interest rates generally moved higher, with Canadian rates moving the most as the Bank of Canada hiked rates twice.

Within credit strategies, an overweight against the Index in US investment-grade corporate bonds, especially in the industrials and financials subsectors, added to performance, as growth improved across major developed markets and positive supply/demand trends continued to support corporate credit.

Derivatives were used for both active and passive management purposes during the reporting period. Currency forwards were used to implement a passive US dollar currency hedge in the Portfolio as well as for active purposes. Additionally, interest rate futures were utilized to implement best investment decisions in government securities and take active duration risk in the Portfolio. Derivative positioning generally detracted from the Portfolio’s performance relative to the benchmark during the period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

20

AST Wellington Management Real Total Return Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	1.43%	-3.28%
Bloomberg Barclays 1-10 Year US TIPS Index	1.90	1.71

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/13/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Wellington Management Real Total Return Portfolio returned 1.43%.

The net assets of the Portfolio at December 31, 2017 were $18.2 million.

The investment objective of the Portfolio is to seek long-term real total return. The Portfolio is subadvised by Wellington Management Company LLP.

What were market conditions during the reporting period?

Global equities, as measured by the MSCI All Country World Index, rose during the 12-month reporting period. The market was engulfed in uncertainty as elections in Europe and a new US Administration left investors unsure of where global policies would land. Emerging markets equities were supported global growth, driven by China and India, while Latin America saw volatility amid political turmoil. The Federal Reserve raised rates three times in 2017 to a range between 1.25% and 1.50%, as the US economy saw continued growth and unemployment remained low, finishing the year at 4.1%. Despite largely positive economic data, European equities were impacted by political uncertainty, including a breakdown of coalition talks in Germany and a lack of meaningful progress on the UK’s efforts to leave the European Union. Some of the larger European exporters started to see the effects of the euro’s recent appreciation. Persistent low inflation in developed countries continued to confound central bankers and increased anxiety about interest-rate policy in light of a global acceleration in growth and low unemployment rates.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio recorded a gain for the year, with positive returns in three out of four calendar quarters (the second quarter being the exception). Market exposures, which added most to the Portfolio’s results, generated positive returns across all categories, led by nominal bonds and equities. Among nominal bonds, strong performance was led by US Treasuries, while global stocks experienced strength across all regions. Global inflation-linked bonds as well as global commodities, notably within the industrial metals and energy sectors, also contributed positively.

Collectively, active manager allocations bolstered the Portfolio’s performance, as gains in security selection strategies outweighed losses in market rotation strategies. Within the security selection approaches, technical equity, global media, global technology, and Japanese equities were the primary drivers of positive returns. Global energy and global health care were the only security selection allocations that had negative returns during the reporting period. Strong performance from technical equity was driven by an overweight allocation to and security selection within information technology stocks. Global media saw gains primarily due to security selection within the advertising sub-industry. Fixed income market rotation approaches were positive for the year but were more than offset by losses in currency strategies.

The Portfolio seeks to actively manage the overall risk of the Portfolio through an allocation to alternative risk premia, which seeks to actively manage overall risk and is designed to balance the portfolio and hedge against drawdowns. This allocation detracted during the period. Gains from carry and convergence strategies were offset by losses in trend strategies, which were weighed down by bond and currency trend trades. Those losses overshadowed gains in credit carry trades and equity convergence strategies.

Derivatives are integral to the management of the Portfolio and had a negative impact on the Portfolio’s performance within both the market exposures and active manager allocations. These instruments are used across asset classes in Portfolio implementation. In particular, futures, swaps, and forwards are used for strategic and tactical management of global bond, credit, currency, and commodity exposures of the Portfolio, as well as within the implementation of active manager strategies. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

21

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2017

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

AST BlackRock Multi-Asset Income Portfolio Blended Index consists of Bloomberg Barclays US Aggregate Bond Index (50%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI World Index (GD) (50%), an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST Columbia Adaptive Risk Allocation Portfolio Blended Index consists of the MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) (60%), an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes, and the Bloomberg Barclays Global Aggregate TR Index (40%), is an unmanaged measure of global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers.

AST Emerging Managers Diversified Portfolio Blended Index consists of Russell 3000 Index (40%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

AST Goldman Sachs Global Growth Allocation Portfolio Blended Index consists of Bloomberg Barclays US Aggregate Bond Index (20%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI (Morgan Stanley Capital International) World Index (Unhedged) (60%), an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. MSCI Emerging Markets Index (GD) (10%), is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. ICE BofA Merrill Lynch 1 Month LIBOR (London Interbank Offered Rate) (10%), the average interest offered by a specific group of London banks for US dollar deposits with a one-month maturity.

AST Prudential Flexible Multi-Strategy Portfolio Blended Index consists of the MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) (60%) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

AST T. Rowe Price Diversified Real Growth Portfolio Blended Index consists of Russell 3000 Index (52%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Government/Credit Index (25%) is an unmanaged, market-weighted index comprised of government and invested-grade corporate debt instruments with maturities of one year or greater, and MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) Ex-US (GD) (23%) is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The MSCI All Country World Index Ex-US includes both developed and emerging markets.

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2017

Bloomberg Barclays 1-10 Year US TIPS Index is comprised of US Treasury inflation-indexed securities with maturities between one and ten years.

Bloomberg Barclays Global Aggregate USD Index is a measure of global investment grade debt from twenty-four different local currency markets. This multicurrency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging market issuers.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Citigroup 1-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 1 month Treasury Bill issue.

Citigroup 3-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

HFRX Equity Hedge Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies falling within four principal strategies: equity hedge, event driven, macro/CTA, and relative value arbitrage.

ICE Bank of America Merrill Lynch (ICE BofAML) US Dollar (USD) 1-Month London Interbank Bid Rate (LIBID) Average Index tracks the performance of a hypothetical basket of fixed-income securities with coupons that reflect the prevailing bank borrowing rate and maturities of one month.

ICE Bank of America Merrill Lynch (ICE BofA ML) US Dollar 3-month LIBOR Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index (ND) and Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, free float-adjusted market capitalization index generally accepted as a benchmark of developed markets, excluding the US & Canada. The ND version reinvests dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who version reinvests dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

S&P Global Infrastructure Index is an unmanaged Index designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2017

AST AB Global Bond
Fund Composition	(% of Net Assets	)
Sovereign Bonds	39.8%
Corporate Bonds	24.5%
U.S. Treasury Obligations	21.4%
U.S. Government Agency Obligations	9.5%
Residential Mortgage-Backed Securities	4.5%

AST BlackRock Multi-Asset Income
Five Largest Holdings	(% of Net Assets	)
iShares iBoxx $ High Yield Corporate Bond ETF	23.8%
iShares 1-3 Year Credit Bond ETF	19.1%
iShares U.S. Preferred Stock ETF	9.8%
iShares 10+ Year Credit Bond ETF	6.9%
iShares 0-5 Year High Yield Corporate Bond ETF	6.5%

AST Columbia Adaptive Risk Allocation
Five Largest Holdings	(% of Net Assets	)
Columbia Commodity Strategy Fund (Class I Stock)	12.2%
iShares U.S. Real Estate ETF	5.8%
U.S. Treasury Notes 2.125%, 11/30/24	3.5%
U.S. Treasury Notes 2.250%, 11/15/27	2.5%
U.S. Treasury Notes 2.250%, 08/15/27	2.5%

AST Emerging Managers Diversified
Five Largest Holdings	(% of Net Assets	)
Vanguard FTSE Developed Markets ETF	7.7%
iShares MSCI EAFE ETF	6.8%
Touchstone Merger Arbitrage Fund	3.9%
AMG River Road Long-Short Fund	3.8%
IndexIQ ETF Trust—IQ Hedge Multi-Strategy Tracker ETF	3.8%

AST FQ Absolute Currency Portfolio
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	50.6%
Unaffiliated Fund	18.2%
Foreign Treasury Obligations	14.0%
Sovereign Bond	1.1%

AST Franklin Templeton K2 Global Absolute Return
Five Largest Holdings	(% of Net Assets	)
Franklin Strategic Series—Franklin Strategic Income Fund (Class R6)	22.6%
Samsung Electronics Co. Ltd. (South Korea)	1.1%
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	1.0%
Citigroup, Inc.	1.0%
Oracle Corp.	0.9%

AST Goldman Sachs Global Growth Allocation
Five Largest Holdings	(% of Net Assets	)
iShares Core MSCI EAFE ETF	17.6%
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	16.3%
iShares Core MSCI Emerging Markets ETF	13.7%
Goldman Sachs Emerging Markets Debt Fund (Institutional Shares)	6.5%
Goldman Sachs Emerging Markets Equity Insights Fund (Institutional Shares)	4.5%

AST Goldman Sachs Global Income
Fund Composition	(% of Net Assets	)
Sovereign Bonds	36.5%
Corporate Bonds	22.2%
Asset-Backed Securities	21.2%
U.S. Government Agency Obligations	12.3%
Residential Mortgage-Backed Securities	3.9%

AST Goldman Sachs Strategic Income
Fund Composition	(% of Net Assets	)
Asset-Backed Securities	31.7%
Residential Mortgage-Backed Securities	9.7%
Corporate Bonds	9.2%
Sovereign Bonds	9.1%
U.S. Treasury Obligations	2.2%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2017

AST Jennison Global Infrastructure
Five Largest Holdings	(% of Net Assets	)
NextEra Energy, Inc.	4.0%
Eiffage SA (France)	3.9%
Vinci SA (France)	3.3%
NRG Energy, Inc.	3.3%
Williams Cos., Inc. (The)	3.2%

AST Managed Alternatives
Five Largest Holdings	(% of Net Assets	)
AST Morgan Stanley Multi-Asset Portfolio	24.9%
AST Neuberger Berman Long/Short Portfolio	22.0%
AST Wellington Management Real Total Return Portfolio	18.0%
AST Goldman Sachs Strategic Income Portfolio	15.0%
AST FQ Absolute Return Currency Portfolio	12.1%

AST Managed Equity
Five Largest Holdings	(% of Net Assets	)
AST International Value Portfolio	16.0%
AST International Growth Portfolio	16.0%
AST QMA US Equity Alpha Portfolio	9.0%
AST AQR Emerging Markets Equity Portfolio	9.0%
AST Hotchkis & Wiley Large-Cap Value Portfolio	7.9%

AST Managed Fixed-Income
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	54.3%
AST Lord Abbett Core Fixed Income Portfolio	23.3%
AST BlackRock Low Duration Bond Portfolio	9.6%
AST Wellington Management Global Bond Portfolio	6.6%
AST High Yield Portfolio	1.5%

AST Morgan Stanley Multi-Asset
Five Largest Holdings	(% of Net Assets	)
South Africa Government Bond (South Africa) Bonds 10.500%, 12/21/26	12.3%
Brazil Notas do Tesouro Nacional (Brazil) , Notes, Series F 10.000%, 01/01/21	12.2%
Synchrony Financial	3.4%
Capital One Financial Corp.	3.3%
Discover Financial Services	3.2%

AST Neuberger Berman Long/Short
Five Largest Holdings	(% of Net Assets	)
DaVita, Inc.	2.4%
JPMorgan Chase & Co.	2.4%
Enbridge, Inc. (Canada)	2.2%
Visa, Inc. (Class A Stock)	2.1%
IHS Markit Ltd.	1.9%

AST Prudential Flexible Multi-Strategy
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	28.4%
AST QMA US Equity Alpha Portfolio	28.1%
AST Global Real Estate Portfolio	2.7%
AST High Yield Portfolio	1.3%
iShares Core S&P 500 ETF	0.7%

AST QMA International Core Equity Portfolio
Five Largest Holdings	(% of Net Assets	)
Roche Holding AG (Switzerland)	1.5%
HSBC Holdings PLC (United Kingdom)	1.3%
Novartis AG (Switzerland)	1.3%
Nestle SA (Switzerland)	1.2%
Sanofi (France)	1.2%

AST T. Rowe Price Diversified Real Growth
Five Largest Holdings	(% of Net Assets	)
T. Rowe Price Institutional Floating Rate Fund	3.5%
T. Rowe Price Emerging Markets Bond Fund	3.1%
T. Rowe Price Institutional High Yield Fund	2.3%
Microsoft Corp.	1.6%
JPMorgan Chase & Co.	1.1%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2017

AST Wellington Management Global Bond
Fund Composition	(% of Net Assets	)
Sovereign Bonds	42.2%
Corporate Bonds	41.7%
U.S. Government Agency Obligations	9.7%
U.S. Treasury Obligations	3.7%
Commercial Mortgage-Backed Securities	1.4%

AST Wellington Management Real Total Return
Five Largest Holdings	(% of Net Assets	)
Italy Buoni Poliennali del Tesoro (Italy) Bonds, TIPS 3.100%, 09/15/26	2.4%
Japanese Government CPI Linked Bond (JN) Sr. Unsec’d. Notes 0.100%, 03/10/26	2.3%
Deutsche Bundesrepublik Inflation Linked Bond (Georgia) Bonds 0.100%, 04/15/26	2.2%
Australia Government Bond (Australia) Sr. Unsec’d. Notes 3.000%, 09/20/25	1.6%
Comcast Corp. (Class A Stock)	1.2%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2017

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST AB Global Bond Portfolio	Actual	$1,000.00	$1,007.40	0.90%	$4.55
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58
AST BlackRock Multi-Asset Income Portfolio	Actual	$1,000.00	$1,018.80	1.13%	$5.75
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
AST Columbia Adaptive Risk Allocation Portfolio	Actual	$1,000.00	$1,072.30	1.28%	$6.69
	Hypothetical	$1,000.00	$1,018.75	1.28%	$6.51
AST Emerging Managers Diversified Portfolio	Actual	$1,000.00	$1,067.70	1.40%	$7.30
	Hypothetical	$1,000.00	$1,018.15	1.40%	$7.12
AST FQ Absolute Return Currency Portfolio	Actual	$1,000.00	$936.10	1.25%	$6.10
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36
AST Franklin Templeton K2 Global Absolute Return Portfolio	Actual	$1,000.00	$1,024.90	1.17%	$5.97
	Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96
AST Goldman Sachs Global Growth Allocation Portfolio	Actual	$1,000.00	$1,077.10	1.19%	$6.23
	Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06
AST Goldman Sachs Global Income Portfolio	Actual	$1,000.00	$1,008.50	0.91%	$4.61
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63
AST Goldman Sachs Strategic Income Portfolio	Actual	$1,000.00	$988.70	1.05%	$5.26
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35
AST Jennison Global Infrastructure Portfolio	Actual	$1,000.00	$1,068.30	1.26%	$6.57
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41
AST Managed Alternatives Portfolio	Actual	$1,000.00	$997.00	1.47%	$7.40
	Hypothetical	$1,000.00	$1,017.80	1.47%	$7.48
AST Managed Equity Portfolio	Actual	$1,000.00	$1,107.40	1.25%	$6.64
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2017

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST Managed Fixed Income Portfolio	Actual	$1,000.00	$1,013.30	1.31%	$6.65
	Hypothetical	$1,000.00	$1,018.60	1.31%	$6.67
AST Morgan Stanley Multi-Asset Portfolio	Actual	$1,000.00	$982.90	1.49%	$7.45
	Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
AST Neuberger Berman Long/Short Portfolio	Actual	$1,000.00	$1,049.70	1.84%	$9.51
	Hypothetical	$1,000.00	$1,015.93	1.84%	$9.35
AST Prudential Flexible Multi-Strategy Portfolio	Actual	$1,000.00	$1,091.00	1.48%	$7.80
	Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53
AST QMA International Core Equity Portfolio	Actual	$1,000.00	$1,089.60	1.00%	$5.27
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
AST T. Rowe Price Diversified Real Growth Portfolio	Actual	$1,000.00	$1,079.20	1.05%	$5.50
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35
AST Wellington Management Global Bond Portfolio	Actual	$1,000.00	$1,015.30	0.90%	$4.57
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58
AST Wellington Management Real Total Return Portfolio	Actual	$1,000.00	$1,012.10	1.46%	$7.40
	Hypothetical	$1,000.00	$1,017.85	1.46%	$7.43

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2017, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST AB GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS — 103.6%
ASSET-BACKED SECURITIES — 2.1%
Automobiles — 0.6%
CPS Auto Receivables Trust,
Series 2016-C, Class E, 144A
8.390%	09/15/23	500	$541,606
CPS Auto Trust,
Series 2016-D, Class E, 144A
6.860%	04/15/24	700	733,266
Exeter Automobile Receivables Trust,
Series 2017-1A, Class D, 144A
6.200%	11/15/23	5,500	5,673,688
Hertz Vehicle Financing II LP,
Series 2015-1A, Class A, 144A
2.730%	03/25/21	3,300	3,309,651

			10,258,211

Collateralized Loan Obligations — 1.1%
CIFC Funding Ltd. (Cayman Islands),
Series 2015-4A, Class D, 3 Month LIBOR + 5.500%, 144A
6.863%(c)	10/20/27	3,485	3,522,577
GoldenTree Loan Opportunities Ltd. (Cayman Islands),
Series 2015-11A, Class AR2, 3 Month LIBOR + 1.070%, 144A^
2.602%(c)	01/18/31	1,804	1,804,496
Marble Point CLO Ltd. (Cayman Islands),
Series 2017-2A, Class A, 3 Month LIBOR + 1.180%, 144A
2.793%(c)	12/18/30	3,690	3,691,744
OZLM Ltd. (Cayman Islands),
Series 2014-8A, Class D, 3 Month LIBOR + 4.950%, 144A
6.303%(c)	10/17/26	1,592	1,600,763
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2017-3A, Class A, 3 Month LIBOR + 1.190%, 144A
2.803%(c)	10/20/30	3,612	3,612,116
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2014-2A, Class AR, 3 Month LIBOR + 1.140%, 144A
2.372%(c)	01/15/31	4,146	4,146,310
Voya CLO Ltd. (Cayman Islands),
Series 2016-1A, Class D, 3 Month LIBOR + 6.550%, 144A
7.913%(c)	01/20/27	1,400	1,420,661

			19,798,667

Consumer Loans — 0.4%
SoFi Consumer Loan Program LLC,
Series 2017-1, Class B, 144A
4.730%(cc)	01/26/26	4,295	4,438,461
Series 2017-2, Class A, 144A
3.280%	02/25/26	2,243	2,264,209

			6,702,670

TOTAL ASSET-BACKED SECURITIES (cost $36,144,870)			36,759,548

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.8%
225 Liberty Street Trust,
Series 2016-225L, Class E, 144A
4.649%(cc)	02/10/36	2,713	2,702,688

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust,
Series 2015-SHP2, Class E, 1 Month LIBOR + 4.350%, 144A
5.827%(c)	07/15/27	1,185	$1,192,538
Commercial Mortgage Trust,
Series 2013-CR6, Class A2
2.122%	03/10/46	39	38,773
Series 2013-CR6, Class D, 144A
4.067%(cc)	03/10/46	1,910	1,753,757
Series 2013-CR10, Class D, 144A
4.789%(cc)	08/10/46	2,020	1,723,012
Series 2013-LC6, Class D, 144A
4.308%(cc)	01/10/46	3,975	3,716,231
Series 2014-LC15, Class A2
2.840%	04/10/47	290	292,148
CSAIL Commercial Mortgage Trust,
Series 2015-C3, Class D
3.358%(cc)	08/15/48	1,272	991,276
CSMC Trust,
Series 2016-MFF, Class D, 1 Month LIBOR + 4.600%, 144A
6.077%(c)	11/15/33	1,311	1,325,953
GS Mortgage Securities Trust,
Series 2012-GC6, Class D, 144A
5.652%(cc)	01/10/45	524	505,513
Series 2013-G1, Class A1, 144A
2.059%	04/10/31	614	595,432
Series 2014-GC22, Class D, 144A
4.646%(cc)	06/10/47	600	505,792
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C32, Class C
4.668%(cc)	11/15/48	1,790	1,783,957
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP9, Class AM
5.372%	05/15/47	590	590,526
Series 2012-CBX, Class E, 144A
5.214%(cc)	06/15/45	1,144	1,134,715
Series 2015-SGP, Class A, 1 Month LIBOR + 1.700%, 144A
3.177%(c)	07/15/36	2,428	2,437,392
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class AJ
5.452%(cc)	09/15/39	1,405	1,115,972
Morgan Stanley Capital I Trust,
Series 2015-XLF2, Class AFSD, 1 Month LIBOR + 3.657%, 144A
5.134%(c)	08/15/26	1,700	1,723,228
Series 2015-XLF2, Class SNMD, 1 Month LIBOR + 1.735%, 144A
3.212%(c)	11/15/26	1,450	1,323,576
Starwood Retail Property Trust,
Series 2014-STAR, Class A, 1 Month LIBOR + 1.220%, 144A
2.697%(c)	11/15/27	3,525	3,527,128

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust,
Series 2014-C25, Class D, 144A
3.803%(cc)	11/15/47		2,155	$1,629,914

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $30,941,143)				30,609,521

CORPORATE BONDS — 24.5%
Australia — 0.6%
Australia & New Zealand Banking Group Ltd.,
Covered Bonds, EMTN
3.625%	07/18/22	EUR	1,509	2,092,287
Commonwealth Bank of Australia,
Covered Bonds, EMTN
0.750%	11/04/21	EUR	2,814	3,464,710
3.000%	05/03/22	EUR	869	1,170,477
National Capital Trust I,
Ltd. Gtd. Notes
5.620%	12/17/18	GBP	274	382,508
Westpac Banking Corp.,
Covered Bonds, EMTN
1.500%	03/24/21	EUR	2,689	3,383,902

				10,493,884

Bermuda — 0.0%
XLIT Ltd.,
Gtd. Notes
3.250%	06/29/47	EUR	721	872,594

Brazil — 0.9%
Braskem Netherlands Finance BV,
Gtd. Notes, 144A
3.500%	01/10/23		1,586	1,557,452
BRF GmbH,
Gtd. Notes
4.350%	09/29/26		200	193,398
GTL Trade Finance, Inc./Gerdau Holdings, Inc.,
Gtd. Notes
5.893%	04/29/24		645	691,763
Itau Unibanco Holding SA,
Jr. Sub. Notes, MTN, 144A
6.125%	12/31/99		1,963	1,962,382
MARB BondCo PLC,
Gtd. Notes, 144A
7.000%	03/15/24		2,081	2,088,804
Minerva Luxembourg SA,
Gtd. Notes, 144A
6.500%	09/20/26		724	743,910
Odebrecht Finance Ltd.,
Gtd. Notes, 144A
7.125%	06/26/42		2,565	811,181
Petrobras Global Finance BV,
Gtd. Notes
6.125%	01/17/22		164	174,045
6.250%	03/17/24		2,703	2,867,883
8.750%	05/23/26		1,635	1,953,825
Rumo Luxembourg Sarl,
Gtd. Notes, 144A
7.375%	02/09/24		1,543	1,660,422

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Brazil (continued)
Vale Overseas Ltd.,
Gtd. Notes
5.875%	06/10/21		798	$869,022

				15,574,087

Canada — 0.3%
Bell Canada, Inc.,
Gtd. Notes
3.350%	06/18/19	CAD	1,788	1,446,658
Leisureworld Senior Care LP,
Sr. Sec’d. Notes
3.474%	02/03/21	CAD	2,334	1,905,450
Yamana Gold, Inc.,
Gtd. Notes
4.950%	07/15/24		995	1,040,904

				4,393,012

China — 0.3%
State Grid Overseas Investment 2016 Ltd.,
Gtd. Notes, MTN, 144A
2.250%	05/04/20		4,300	4,258,841
Tencent Holdings Ltd.,
Sr. Unsec’d. Notes, MTN, 144A
3.375%	05/02/19		200	202,379

				4,461,220

France — 0.9%
BNP Paribas SA,
Gtd. Notes, MTN
5.000%	01/15/21		1,045	1,123,264
Sub. Notes, EMTN
2.250%	01/11/27	EUR	347	438,053
BPCE SA,
Sub. Notes, 144A
5.150%	07/21/24		1,447	1,568,989
Sub. Notes, MTN, 144A
5.700%	10/22/23		962	1,065,883
CNP Assurances,
Sub. Notes
4.500%	06/10/47	EUR	700	993,341
Credit Agricole Home Loan SFH SA,
Covered Bonds
3.500%	06/14/18	EUR	500	610,389
Credit Agricole SA,
Sr. Unsec’d. Notes, MTN, 144A
3.375%	01/10/22		750	761,700
4.125%	01/10/27		1,569	1,629,117
Europcar Groupe SA,
Sec’d. Notes
5.750%	06/15/22	EUR	1,220	1,526,986
Groupama SA,
Sub. Notes
6.000%	01/23/27	EUR	1,800	2,721,252
Loxam SAS,
Sr. Sub. Notes
4.250%	04/15/24	EUR	474	605,979
7.000%	07/23/22	EUR	461	583,385

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
France (continued)
SFR Group SA,
Sr. Sec’d. Notes, 144A
7.375%	05/01/26		2,359	$2,420,924

				16,049,262

Germany — 0.0%
Allianz SE,
Sub. Notes
3.099%	07/06/47	EUR	100	131,287

India — 0.2%
Adani Ports & Special Economic Zone Ltd.,
Sr. Unsec’d. Notes, 144A
3.950%	01/19/22		3,290	3,355,106

Ireland — 0.2%
Bank of Ireland,
Jr. Sub. Notes
7.375%	12/29/49	EUR	2,265	3,043,879

Israel — 0.2%
Teva Pharmaceutical Finance Netherlands II BV,
Gtd. Notes
1.250%	03/31/23	EUR	957	1,045,329
Teva Pharmaceutical Finance Netherlands III BV,
Gtd. Notes
3.150%	10/01/26		3,020	2,493,453

				3,538,782

Italy — 0.9%
Assicurazioni Generali SpA,
Sub. Notes, EMTN
7.750%	12/12/42	EUR	1,700	2,628,714
Intesa Sanpaolo SpA,
Sr. Unsec’d. Notes, 144A
3.125%	07/14/22		4,215	4,184,605
Sub. Notes, EMTN
3.928%	09/15/26	EUR	385	506,102
Sub. Notes, MTN, 144A
5.017%	06/26/24		2,311	2,366,286
UniCredit SpA,
Sr. Unsec’d. Notes, MTN, 144A
3.750%	04/12/22		3,066	3,119,641
Wind Tre SpA,
Sr. Sec’d. Notes, 144A
5.000%	01/20/26		1,952	1,835,895

				14,641,243

Japan — 0.1%
Sumitomo Mitsui Banking Corp.,
Gtd. Notes
1.966%	01/11/19		2,513	2,506,879

Kazakhstan — 0.1%
KazMunayGas National Co. JSC,
Sr. Unsec’d. Notes
7.000%	05/05/20		750	812,250
Tengizchevroil Finance Co. International Ltd.,
Sr. Sec’d. Notes, 144A
4.000%	08/15/26		1,809	1,813,523

				2,625,773

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Kuwait — 0.3%
Equate Petrochemical BV,
Gtd. Notes, 144A
3.000%	03/03/22		4,446	$4,378,047

Mexico — 0.1%
Petroleos Mexicanos,
Gtd. Notes
4.875%	01/18/24		1,765	1,828,452

Netherlands — 0.5%
ABN AMRO Bank NV,
Jr. Sub. Notes
5.750%	12/29/49	EUR	400	523,373
Basell Finance Co. BV,
Gtd. Notes, 144A
8.100%	03/15/27		85	112,780
Cooperatieve Rabobank UA,
Gtd. Notes
4.375%	08/04/25		3,128	3,301,934
ING Bank NV,
Sr. Unsec’d. Notes, 144A
2.000%	11/26/18		3,990	3,987,996

				7,926,083

Norway — 0.1%
DNB Bank ASA,
Sr. Unsec’d. Notes, EMTN
4.375%	02/24/21	EUR	1,252	1,703,699

South Africa — 0.1%
Myriad International Holdings BV,
Gtd. Notes, 144A
4.850%	07/06/27		1,753	1,817,714

Spain — 0.9%
Banco Bilbao Vizcaya Argentaria SA,
Jr. Sub. Notes
5.875%	12/31/49	EUR	2,600	3,375,158
Banco de Sabadell SA,
Covered Bonds
0.875%	11/12/21	EUR	3,300	4,063,715
Banco Santander SA,
Jr. Sub. Notes
6.250%	09/11/49	EUR	2,700	3,551,395
Sr. Unsec’d. Notes
3.500%	04/11/22		2,600	2,651,084
CaixaBank SA,
Jr. Sub. Notes
6.750%	12/31/99	EUR	800	1,065,070
Cirsa Funding Luxembourg SA,
Gtd. Notes
5.875%	05/15/23	EUR	692	864,601

				15,571,023

Sweden — 0.7%
Skandinaviska Enskilda Banken AB,
Covered Bonds, MTN
1.500%	12/15/21	SEK	53,000	6,698,361
Stadshypotek AB,
Covered Bonds, MTN
1.500%	12/15/21	SEK	41,000	5,181,751

				11,880,112

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Switzerland — 1.5%
Credit Suisse Group AG,
Jr. Sub. Notes
6.250%	12/29/49		2,887	$3,128,786
Credit Suisse Group Funding Guernsey Ltd.,
Gtd. Notes
3.800%	06/09/23		2,288	2,359,601
4.550%	04/17/26		1,595	1,707,741
Dufry Finance SCA,
Gtd. Notes, 144A
4.500%	08/01/23	EUR	1,249	1,569,792
Glencore Finance Europe SA,
Gtd. Notes, EMTN
1.750%	03/17/25	EUR	1,094	1,327,341
Glencore Funding LLC,
Gtd. Notes, 144A
4.000%	04/16/25		124	125,245
4.000%	03/27/27		1,190	1,194,781
4.125%	05/30/23		1,224	1,266,228
4.625%	04/29/24		2,036	2,149,609
Holcim Finance Luxembourg SA,
Gtd. Notes, EMTN
2.250%	05/26/28	EUR	3,805	4,845,732
UBS AG,
Sub. Notes
7.625%	08/17/22		2,505	2,926,341
UBS Group AG,
Jr. Sub. Notes
6.875%	12/29/49		202	216,342
7.125%	08/10/99		214	232,789
UBS Group Funding Switzerland AG,
Gtd. Notes, 144A
4.125%	09/24/25		1,957	2,053,781

				25,104,109

Turkey — 0.1%
Coca-Cola Icecek A/S,
Sr. Unsec’d. Notes, 144A
4.215%	09/19/24		943	957,287

United Arab Emirates — 0.0%
Abu Dhabi National Energy Co. PJSC,
Sr. Unsec’d. Notes, MTN, 144A
3.625%	06/22/21		354	359,593

United Kingdom — 3.5%
Anglo American Capital PLC,
Gtd. Notes, 144A
3.750%	04/10/22		200	203,232
Aviva PLC,
Sub. Notes, EMTN
3.375%	12/04/45	EUR	1,163	1,512,768
6.125%	07/05/43	EUR	3,920	5,841,319
Barclays Bank PLC,
Sub. Notes, EMTN
6.625%	03/30/22	EUR	875	1,288,160
Barclays PLC,
Jr. Sub. Notes
8.000%	12/15/49	EUR	2,910	4,015,286
Sr. Unsec’d. Notes
3.684%	01/10/23		3,050	3,095,072

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
United Kingdom (continued)
Sub. Notes
5.200%	05/12/26		1,624	$1,731,772
HSBC Bank PLC,
Sr. Unsec’d. Notes, EMTN, 144A^
17.952%(s)	02/01/18	EGP	34,650	1,865,331
HSBC Holdings PLC,
Jr. Sub. Notes
6.000%	12/29/49	EUR	1,566	2,194,670
Sr. Unsec’d. Notes
4.041%	03/13/28		2,164	2,255,190
Sub. Notes
4.375%	11/23/26		1,372	1,432,393
Lloyds Banking Group PLC,
Jr. Sub. Notes
6.375%	06/27/49	EUR	668	879,643
Sub. Notes
4.582%	12/10/25		2,292	2,403,280
4.650%	03/24/26		933	985,159
Nationwide Building Society,
Sub. Notes, 144A
4.000%	09/14/26		2,265	2,289,814
Sub. Notes, EMTN
4.125%	03/20/23	EUR	1,566	1,894,893
Reynolds American, Inc.,
Gtd. Notes
4.450%	06/12/25		2,478	2,642,156
5.850%	08/15/45		1,002	1,251,267
Royal Bank of Scotland Group PLC,
Jr. Sub. Notes
8.625%	12/29/49		2,574	2,898,968
Jr. Sub. Notes, 3 Month EURIBOR + 2.330%
2.001%(c)	10/29/49	EUR	200	236,483
Jr. Sub. Notes, 3 Month LIBOR + 2.320%
4.015%(c)	03/31/49		1,500	1,488,750
Santander UK Group Holdings PLC,
Sr. Unsec’d. Notes
2.875%	08/05/21		4,175	4,164,771
Sub. Notes, MTN, 144A
4.750%	09/15/25		1,701	1,783,309
Santander UK PLC,
Covered Bonds, EMTN
1.625%	11/26/20	EUR	2,653	3,340,391
4.250%	04/12/21	EUR	2,450	3,350,254
Standard Chartered PLC,
Jr. Sub. Notes, 3 Month LIBOR + 1.510%, 144A
2.888%(c)	01/29/49		3,200	2,992,000
Sub. Notes
5.700%	01/25/22		782	843,324
Synlab Bondco PLC,
Sr. Sec’d. Notes, 144A
6.250%	07/01/22	EUR	496	626,266
Yorkshire Power Finance Ltd.,
Gtd. Notes
7.250%	08/04/28	GBP	564	1,104,249

				60,610,170

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
United States — 12.0%
21st Century Fox America, Inc.,
Gtd. Notes
3.000%	09/15/22		762	$773,138
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.375%	05/17/24	EUR	2,977	3,646,832
ACE Capital Trust II,
Ltd. Gtd. Notes
9.700%	04/01/30		2,710	4,078,550
American Express Credit Corp.,
Sr. Unsec’d. Notes
0.625%	11/22/21	EUR	2,360	2,868,469
American Tower Corp.,
Sr. Unsec’d. Notes
5.050%	09/01/20		564	598,001
5.900%	11/01/21		1,135	1,255,456
Apache Corp.,
Sr. Unsec’d. Notes
6.900%	09/15/18		1,400	1,444,210
AT&T, Inc.,
Sr. Unsec’d. Notes
2.500%	03/15/23	EUR	1,249	1,628,328
3.000%	02/15/22		875	876,785
3.400%	08/14/24		2,590	2,603,298
3.400%	05/15/25		2,282	2,243,549
3.600%	02/17/23		961	983,074
3.900%	08/14/27		1,135	1,142,584
4.125%	02/17/26		1,112	1,137,416
4.900%	08/14/37		2,590	2,622,620
Bank of America Corp.,
Sr. Unsec’d. Notes, EMTN
2.375%	06/19/24	EUR	3,340	4,392,771
Sr. Unsec’d. Notes, MTN
3.824%	01/20/28		4,116	4,257,469
Sub. Notes, MTN
4.000%	01/22/25		1,277	1,328,542
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25		495	494,341
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes, 144A
3.625%	01/15/24		828	823,350
3.875%	01/15/27		1,790	1,761,442
Carnival Corp.,
Gtd. Notes
1.625%	02/22/21	EUR	6,821	8,547,275
Celgene Corp.,
Sr. Unsec’d. Notes
2.750%	02/15/23		2,928	2,903,831
3.450%	11/15/27		3,482	3,479,405
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.800%	03/15/22		1,458	1,427,965
6.450%	06/15/21		1,194	1,205,940
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20		1,250	1,273,301
4.908%	07/23/25		3,920	4,167,686

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
United States (continued)
Cheniere Energy Partners LP,
Sr. Sec’d. Notes, 144A
5.250%	10/01/25			2,234	$2,273,095
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes
5.125%	08/01/21	(a)		905	814,500
6.250%	03/31/23			1,585	1,426,500
Citigroup Global Markets Holdings, Inc.,
Gtd. Notes, EMTN, 144A
16.595%(s)	03/08/18		EGP	44,407	2,421,425
Citigroup, Inc.,
Sr. Unsec’d. Notes, EMTN
1.375%	10/27/21		EUR	1,431	1,788,283
CMS Energy Corp.,
Sr. Unsec’d. Notes
5.050%	03/15/22			985	1,070,823
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
2.950%	06/30/23			270	266,161
CSC Holdings LLC,
Gtd. Notes, 144A
6.625%	10/15/25			1,262	1,366,090
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
5.450%	06/15/23			1,100	1,188,703
6.020%	06/15/26			420	463,100
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
4.875%	11/01/43			632	461,360
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
4.375%	10/15/20			2,750	2,865,905
Energy Transfer Equity LP,
Sr. Sec’d. Notes
4.250%	03/15/23			2,580	2,560,650
Energy Transfer LP,
Sr. Unsec’d. Notes
4.650%	06/01/21			1,002	1,051,756
4.900%	02/01/24			621	656,710
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.150%	06/01/25			3,253	3,286,933
Expedia, Inc.,
Gtd. Notes, 144A
3.800%	02/15/28			2,446	2,363,585
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
0.400%	01/15/21		EUR	1,359	1,627,509
Ford Motor Co.,
Sr. Unsec’d. Notes
4.346%	12/08/26			2,159	2,250,937
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.810%	01/09/24			786	802,396
4.134%	08/04/25			4,313	4,460,580
General Electric Co.,
Jr. Sub. Notes
5.000%	12/29/49			1,003	1,033,692

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
United States (continued)
General Motors Co.,
Sr. Unsec’d. Notes
4.200%	10/01/27	(a)		1,265	$1,310,806
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	05/09/23			666	679,269
5.250%	03/01/26			862	947,863
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.000%	12/31/49			2,252	2,215,968
Sr. Unsec’d. Notes
3.850%	01/26/27			660	677,594
Sr. Unsec’d. Notes, EMTN
2.000%	07/27/23		EUR	3,450	4,396,084
HCP, Inc.,
Sr. Unsec’d. Notes
5.375%	02/01/21			8	8,591
Healthcare Trust of America Holdings LP,
Gtd. Notes
3.375%	07/15/21			483	491,928
Herc Rentals, Inc.,
Sec’d. Notes, 144A
7.750%	06/01/24			160	175,600
Hertz Corp. (The),
Gtd. Notes, 144A
5.500%	10/15/24	(a)		1,720	1,552,300
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27	(a)		1,749	1,753,281
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.625%	02/15/26			1,229	1,268,942
Hill-Rom Holdings, Inc.,
Gtd. Notes, 144A
5.750%	09/01/23			277	289,811
HP, Inc.,
Sr. Unsec’d. Notes
4.650%	12/09/21			1,757	1,867,538
HSBC Finance Corp.,
Sub. Notes
6.676%	01/15/21			344	382,461
International Game Technology PLC,
Sr. Sec’d. Notes
4.750%	02/15/23		EUR	1,320	1,789,875
Sr. Sec’d. Notes, 144A
6.500%	02/15/25			616	688,380
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.782%	02/01/28			5,550	5,751,189
Sr. Unsec’d. Notes, EMTN
1.375%	09/16/21		EUR	2,378	2,972,486
Kinder Morgan, Inc.,
Gtd. Notes, 144A
5.000%	02/15/21			2,478	2,629,169
KLA-Tencor Corp.,
Sr. Unsec’d. Notes
4.650%	11/01/24			2,812	3,050,162

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
United States (continued)
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.200%	02/01/22			139	$141,717
3.600%	02/01/25			1,059	1,075,663
Level 3 Financing, Inc.,
Gtd. Notes
5.375%	01/15/24			917	915,854
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24		EUR	875	1,085,391
LifePoint Health, Inc.,
Gtd. Notes
5.875%	12/01/23	(a)		1,866	1,884,660
Lincoln National Corp.,
Sr. Unsec’d. Notes
8.750%	07/01/19			156	170,328
LKQ Italia Bondco SpA,
Gtd. Notes, 144A
3.875%	04/01/24		EUR	400	523,640
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A
4.875%	04/15/20	(a)		1,245	1,195,200
5.750%	08/01/22	(a)		344	312,180
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
8.875%	06/01/39			163	270,118
McKesson Corp.,
Sr. Unsec’d. Notes
0.625%	08/17/21		EUR	2,000	2,417,503
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24			150	159,001
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
1.375%	10/27/26		EUR	5,870	7,049,536
1.750%	03/11/24		EUR	3,455	4,350,645
Mylan NV,
Gtd. Notes
3.125%	11/22/28		EUR	202	255,227
Nabors Industries, Inc.,
Gtd. Notes
5.500%	01/15/23	(a)		1,649	1,599,530
6.150%	02/15/18			265	265,663
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
9.375%	08/15/39			939	1,596,952
Navient Corp.,
Sr. Unsec’d. Notes
6.625%	07/26/21			2,490	2,626,950
Novelis Corp.,
Gtd. Notes, 144A
6.250%	08/15/24			1,096	1,148,060
PDC Energy, Inc.,
Gtd. Notes, 144A
5.750%	05/15/26			1,910	1,957,750
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.375%	02/01/22			3,193	3,252,779

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
United States (continued)
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
0.625%	11/08/24		EUR	3,700	$4,362,772
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24			2,188	2,130,799
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23	(a)		915	925,852
S&P Global, Inc.,
Gtd. Notes
4.400%	02/15/26			2,405	2,605,834
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes, 144A
4.400%	07/13/27			4,243	4,339,117
Seagate HDD Cayman,
Gtd. Notes
4.750%	06/01/23			170	172,550
4.750%	01/01/25	(a)		805	790,532
Gtd. Notes, 144A
4.875%	03/01/24	(a)		820	824,560
Synchrony Financial,
Sr. Unsec’d. Notes
3.950%	12/01/27			3,410	3,395,656
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20			533	560,967
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.375%	10/01/21			1,018	1,015,455
4.500%	04/01/21			1,495	1,502,475
Time Warner, Inc.,
Gtd. Notes
3.550%	06/01/24			1,383	1,398,196
Tyson Foods, Inc.,
Gtd. Notes
2.650%	08/15/19			495	497,385
U.S. Bancorp,
Jr. Sub. Notes
5.300%	04/15/27			1,761	1,906,371
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
4.500%	05/15/23		EUR	1,070	1,148,379
5.875%	05/15/23			918	851,445
6.125%	04/15/25			566	517,890
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.272%	01/15/36			247	245,716
VMware, Inc.,
Sr. Unsec’d. Notes
2.950%	08/21/22			1,370	1,366,171
Wells Fargo & Co.,
Sr. Unsec’d. Notes, EMTN
2.625%	08/16/22		EUR	315	415,676
Western Digital Corp.,
Sr. Sec’d. Notes, 144A
7.375%	04/01/23			2,265	2,443,369

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Williams Partners LP,
Sr. Unsec’d. Notes
3.900%	01/15/25	1,192	$1,214,861
4.125%	11/15/20	275	285,557
4.500%	11/15/23	368	389,188
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes
4.250%	03/01/22	123	125,804

			205,052,542

TOTAL CORPORATE BONDS (cost $403,660,754)			418,875,839

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.5%
Alternative Loan Trust,
Series 2005-64CB, Class 1A15
5.500%	12/25/35	1,004	1,000,656
Series 2006-11CB, Class 1A1
6.000%	05/25/36	1,166	972,432
Series 2006-25CB, Class A2
6.000%	10/25/36	1,027	904,551
Bellemeade Re Ltd (Bermuda),
Series 2016-1A, Class M2B, 1 Month LIBOR + 6.500%, 144A
8.052%(c)	04/25/26	4,493	4,593,764
Fannie Mae Connecticut Avenue Securities,
Series 2014-C02, Class 1M1, 1 Month LIBOR + 0.950%
2.502%(c)	05/25/24	278	278,898
Series 2014-C04, Class 2M2, 1 Month LIBOR + 5.000%
6.552%(c)	11/25/24	3,871	4,379,035
Series 2015-C01, Class 1M2, 1 Month LIBOR + 4.300%
5.852%(c)	02/25/25	2,761	3,024,651
Series 2015-C01, Class 2M2, 1 Month LIBOR + 4.550%
6.102%(c)	02/25/25	2,187	2,338,716
Series 2015-C02, Class 1M2, 1 Month LIBOR + 4.000%
5.552%(c)	05/25/25	1,922	2,087,966
Series 2015-C02, Class 2M2, 1 Month LIBOR + 4.000%
5.552%(c)	05/25/25	3,669	3,901,690
Series 2015-C03, Class 1M2, 1 Month LIBOR + 5.000%
6.552%(c)	07/25/25	1,381	1,558,386
Series 2015-C03, Class 2M2, 1 Month LIBOR + 5.000%
6.552%(c)	07/25/25	5,969	6,569,125
Series 2015-C04, Class 2M2, 1 Month LIBOR + 5.550%
7.102%(c)	04/25/28	2,243	2,525,012
Series 2016-C01, Class 1M2, 1 Month LIBOR + 6.750%
8.302%(c)	08/25/28	2,892	3,449,205
Series 2016-C01, Class 2M2, 1 Month LIBOR + 6.950%
8.502%(c)	08/25/28	818	968,579
Series 2016-C02, Class 1M2, 1 Month LIBOR + 6.000%
7.552%(c)	09/25/28	2,647	3,141,986
Series 2016-C03, Class 1M2, 1 Month LIBOR + 5.300%
6.852%(c)	10/25/28	432	507,309
Series 2016-C03, Class 2M2, 1 Month LIBOR + 5.900%
7.452%(c)	10/25/28	2,731	3,168,777
Series 2016-C04, Class 1M2, 1 Month LIBOR + 4.250%
5.802%(c)	01/25/29	1,227	1,390,356
Series 2016-C05, Class 2M2, 1 Month LIBOR + 4.450%
6.002%(c)	01/25/29	3,299	3,675,571

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-C07, Class 2M2, 1 Month LIBOR + 4.350%
5.902%(c)	05/25/29		1,043	$1,156,025
Series 2017-C02, Class 2M2, 1 Month LIBOR + 3.650%
5.202%(c)	09/25/29		1,284	1,389,713
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DN1, Class M3, 1 Month LIBOR + 4.150%
5.702%(c)	01/25/25		7,007	7,580,134
Series 2015-DNA2, Class M2, 1 Month LIBOR + 2.600%
4.152%(c)	12/25/27		934	953,522
Series 2015-DNA3, Class M3, 1 Month LIBOR + 4.700%
6.252%(c)	04/25/28		684	808,424
Series 2015-HQ1, Class M2, 1 Month LIBOR + 2.200%
3.752%(c)	03/25/25		842	848,909
Series 2015-HQA1, Class M2, 1 Month LIBOR + 2.650%
4.202%(c)	03/25/28		1,378	1,404,951
Series 2015-HQA2, Class M2, 1 Month LIBOR + 2.800%
4.352%(c)	05/25/28		1,880	1,944,307
Series 2015-HQA2, Class M3, 1 Month LIBOR + 4.800%
6.352%(c)	05/25/28		498	586,066
Series 2016-DNA1, Class M2, 1 Month LIBOR + 2.900%
4.452%(c)	07/25/28		1,141	1,175,757
Series 2016-DNA2, Class M3, 1 Month LIBOR + 4.650%
6.202%(c)	10/25/28		1,114	1,279,349
Series 2016-DNA3, Class M2, 1 Month LIBOR + 2.000%
3.552%(c)	12/25/28		713	725,456
Series 2016-DNA4, Class M2, 1 Month LIBOR + 1.300%
2.852%(c)	03/25/29		634	643,481
Series 2016-HQA1, Class M3, 1 Month LIBOR + 6.350%
7.902%(c)	09/25/28		1,182	1,446,457
Series 2017-DNA2, Class M2, 1 Month LIBOR + 3.450%
5.002%(c)	10/25/29		1,969	2,142,029
JPMorgan Madison Avenue Securities Trust,
Series 2014-CH1, Class M2, 1 Month LIBOR + 4.250%, 144A
5.802%(c)	11/25/24		1,080	1,176,330
Series 2015-CH1, Class M1, 1 Month LIBOR + 2.000%, 144A
3.552%(c)	10/25/25		513	518,923

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $71,897,976)				76,216,498

SOVEREIGN BONDS — 39.8%
Argentina POM Politica Monetaria (Argentina),
Bonds, Argentina Central Bank 7D Repo Reference Rate + 0.000%
28.750%(c)	06/21/20	ARS	9,000	518,602
Argentine Bonos del Tesoro (Argentina),
Bonds
15.500%	10/17/26	ARS	61,748	3,315,988
16.000%	10/17/23	ARS	123,211	6,576,742
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
6.875%	04/22/21		2,345	2,553,705
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
4.250%	04/21/26	AUD	14,067	12,334,122

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Bahrain Government International Bond (Bahrain),
Sr. Unsec’d. Notes
7.000%	10/12/28		2,420	$2,456,929
Brazil Notas do Tesouro Nacional (Brazil),
Notes
6.000%	08/15/50	BRL	7,678	7,586,738
10.000%	01/01/21	BRL	61,815	19,173,394
10.000%	01/01/25	BRL	60,243	18,120,245
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.625%	01/13/28		525	527,363
Bundesrepublik Deutschland Bundesanleihe (Germany),
Bonds
1.000%	08/15/24	EUR	528	673,692
2.500%	07/04/44	EUR	16,876	26,325,909
2.500%	08/15/46	EUR	5,567	8,763,406
Caisse Francaise de Financement Local (France),
Covered Bonds, EMTN
3.625%	02/26/18	EUR	360	434,531
Canada Housing Trust No. 1 (Canada),
Gov’t. Gtd. Notes, 144A
1.900%	09/15/26	CAD	10,760	8,239,832
2.250%	12/15/25	CAD	7,450	5,884,730
2.550%	03/15/25	CAD	3,190	2,577,809
Canadian Government Bond (Canada),
Bonds
1.000%	06/01/27	CAD	26,885	19,490,021
2.750%	12/01/48	CAD	3,777	3,326,284
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
7.500%	05/06/21		1,790	1,953,338
Sr. Unsec’d. Notes, 144A
5.950%	01/25/27		2,215	2,392,200
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, MTN, 144A
7.500%	01/31/27		2,525	2,790,877
French Republic Government Bond OAT (France),
Bonds
2.500%	05/25/30	EUR	13,656	19,343,662
3.250%	05/25/45	EUR	920	1,488,827
3.500%	04/25/26	EUR	12,560	18,925,297
Gabon Government International Bond (Gabon),
Bonds
6.375%	12/12/24		1,740	1,763,650
Ireland Government Bond (Ireland),
Unsec’d. Notes
1.000%	05/15/26	EUR	9,798	12,057,757
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
1.350%	04/15/22	EUR	19,100	23,607,787
5.500%	11/01/22	EUR	17,210	25,264,612
Sr. Unsec’d. Notes
3.750%	05/01/21	EUR	19,285	25,759,627
Unsec’d. Notes, 144A
3.450%	03/01/48	EUR	3,851	4,796,192
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, 144A
5.125%	06/15/25	EUR	348	454,545

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Japan Government Ten Year Bond (Japan),
Sr. Unsec’d. Notes
0.100%	03/20/26	JPY	2,071,650	$18,550,254
0.100%	06/20/27	JPY	1,931,700	17,256,806
Japan Government Twenty Year Bond (Japan),
Sr. Unsec’d. Notes
0.500%	09/20/36	JPY	4,002,450	35,484,779
1.400%	09/20/34	JPY	1,312,000	13,527,194
Japanese Government CPI Linked Bond (Japan),
Sr. Unsec’d. Notes
0.100%	03/10/26	JPY	4,455,065	41,935,653
Kingdom of Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes, 144A
0.800%	06/22/27	EUR	7,629	9,291,386
Unsec’d. Notes, 144A
0.800%	06/22/25	EUR	7,360	9,135,226
2.600%	06/22/24	EUR	6,496	9,029,163
Mexican Bonos (Mexico),
Bonds
5.750%	03/05/26	MXN	108,075	4,858,689
6.500%	06/10/21	MXN	370,408	18,194,968
8.000%	06/11/20	MXN	391,455	20,069,960
10.000%	12/05/24	MXN	402,103	23,051,082
Sr. Unsec’d. Notes
7.750%	11/13/42	MXN	47,659	2,409,309
New Zealand Government Bond (New Zealand),
Sr. Unsec’d. Notes
2.000%	09/20/25	NZD	5,580	4,386,712
5.500%	04/15/23	NZD	20,817	17,119,088
Poland Government Bond (Poland),
Bonds
4.000%	10/25/23	PLN	56,875	17,405,863
5.750%	10/25/21	PLN	7,065	2,284,944
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.400%	06/02/26	CAD	340	266,912
Unsec’d. Notes
2.600%	06/02/25	CAD	789	631,451
2.600%	06/02/27	CAD	21,745	17,274,387
Province of Quebec (Canada),
Unsec’d. Notes
2.750%	09/01/25	CAD	1,243	1,005,248
2.750%	09/01/27	CAD	7,335	5,909,781
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes
9.125%	03/16/24		417	487,890
Sr. Unsec’d. Notes, 144A
5.750%	06/15/19		1,961	2,031,596
Provincia de Cordoba (Argentina),
Sr. Unsec’d. Notes, 144A
7.125%	06/10/21		780	842,369
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
5.250%	01/20/20		100	104,999
Republic of Angola Via Northern Lights III BV (Angola),
Sr. Sec’d. Notes
7.000%	08/17/19		1,179	1,212,963
Russian Federal Bond (Russia),
Bonds
6.400%	05/27/20	RUB	585,168	10,053,212

Interest Rate	Maturity Date		Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
South Africa Government Bond (South Africa),
Bonds
7.750%	02/28/23		ZAR	21,594	$1,734,914
8.750%	02/28/48		ZAR	68,860	5,046,287
Spain Government Bond (Spain),
Sr. Unsec’d. Notes, 144A
2.900%	10/31/46		EUR	7,753	9,427,285
4.700%	07/30/41		EUR	698	1,147,032
4.850%	10/31/20		EUR	3,875	5,297,853
United Kingdom Gilt (United Kingdom),
Bonds
1.500%	07/22/26		GBP	14,412	20,098,500
1.750%	09/07/22		GBP	2,955	4,178,397
2.000%	09/07/25		GBP	3,455	5,007,618
2.250%	09/07/23		GBP	11,320	16,482,028
4.250%	06/07/32		GBP	1,440	2,633,821
4.750%	12/07/30		GBP	7,395	13,914,603
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes, 144A
8.500%	03/15/28		UYU	47,242	1,643,844
9.875%	06/20/22		UYU	29,252	1,075,936

TOTAL SOVEREIGN BONDS (cost $665,512,097)					680,978,415

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.5%
Federal National Mortgage Assoc.
3.500%	TBA	(tt)		72,505	74,442,247
4.000%	TBA	(tt)		83,898	87,735,402

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $162,161,692)					162,177,649

U.S. TREASURY OBLIGATIONS — 21.4%
U.S. Treasury Bonds
3.000%	11/15/45			43,904	46,107,775
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/19			31,398	32,979,673
0.125%	04/15/20			8,195	8,614,664
0.250%	01/15/25			24,952	25,756,975
0.375%	07/15/25			16,422	17,108,435
U.S. Treasury Notes
1.125%	12/31/19	(h)		58,806	57,935,395
1.250%	03/31/21			9,020	8,797,319
1.375%	04/30/20	(h)		59,803	59,062,471
2.000%	08/31/21	(h)		7,077	7,053,778
2.000%	02/15/23			17,684	17,502,324
2.250%	02/15/27			10,365	10,228,959
2.250%	08/15/27			16,289	16,060,232
2.375%	08/15/24			14,472	14,518,356
2.500%	05/15/24			36,567	36,979,807
2.625%	08/15/20			7,090	7,213,798

TOTAL U.S. TREASURY OBLIGATIONS (cost $368,568,537)					365,919,961

TOTAL LONG-TERM INVESTMENTS (cost $1,738,887,069)					1,771,537,431

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
SHORT-TERM INVESTMENTS — 6.5%
AFFILIATED MUTUAL FUNDS — 1.5%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	13,227,998	$13,227,998
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $11,861,117; includes $11,844,393 of cash collateral for securities on loan)(b)(w)	11,860,084	11,860,084

TOTAL AFFILIATED MUTUAL FUNDS (cost $25,089,115)		25,088,082

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 5.0%
U.S. Treasury Bills
0.730%	03/01/18	85,161	84,986,408

(cost $84,987,934)
OPTIONS PURCHASED~* — 0.0% (cost $774,106)			113,988

TOTAL SHORT-TERM INVESTMENTS (cost $110,851,155)			110,188,478

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 110.1% (cost $1,849,738,224)			1,881,725,909

OPTIONS WRITTEN~* — (0.2)% (premiums received $2,987,985)			(2,768,070)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 109.9% (cost $1,846,750,239)			1,878,957,839
Liabilities in excess of other assets(z) — (9.9)%			(169,667,557)

NET ASSETS — 100.0%			$1,709,290,282

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $3,669,827 and 0.2% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $11,583,035; cash collateral of $11,844,393 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $156,403,000 is 9.2% of net assets.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of options written, at market value:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option SEK vs EUR	Call	Morgan Stanley	03/05/18	9.70	—	SEK	34,678	$23,820
Currency Option SEK vs EUR	Call	JPMorgan Chase	03/28/18	9.45	—	SEK	276,649	64,902
Currency Option TRY vs EUR	Call	Goldman Sachs & Co.	01/03/18	4.24	—	TRY	32,312	—
Currency Option TRY vs USD	Call	Citigroup Global Markets	01/09/18	3.68	—	TRY	63,204	5,422
Currency Option MXN vs USD	Call	Credit Suisse First Boston Corp.	08/02/18	17.50	—	MXN	151,375	19,277
Currency Option ZAR vs USD	Put	Morgan Stanley	02/16/18	15.40	—	ZAR	32,340	567

Total Options Purchased								$113,988

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option CAD vs NZD	Call	JPMorgan Chase	01/18/18	0.87	—	CAD	10,404	$(5,064)
Currency Option CLP vs USD	Put	Morgan Stanley	01/11/18	665.00	—	CLP	2,859,500	(61)
Currency Option CNH vs EUR	Put	Deutsche Bank AG	02/22/18	8.06	—	CNH	58,230	(19,220)
Currency Option JPY vs CAD	Put	Morgan Stanley	02/23/18	90.22	—	JPY	1,957,774	(155,632)
Currency Option MXN vs USD	Put	Morgan Stanley	03/23/18	21.39	—	MXN	91,425	(33,883)
Currency Option MXN vs USD	Put	JPMorgan Chase	07/19/18	20.00	—	MXN	87,000	(222,188)
Currency Option MXN vs USD	Put	Credit Suisse First Boston Corp.	07/19/18	21.50	—	MXN	93,740	(118,932)
Currency Option MXN vs USD	Put	Goldman Sachs & Co.	08/14/18	22.00	—	MXN	96,140	(120,547)
Currency Option MXN vs USD	Put	Credit Suisse First Boston Corp.	08/02/18	22.00	—	MXN	190,300	(217,728)
Currency Option NOK vs CAD	Put	Citigroup Global Markets	01/08/18	6.52	—	NOK	35,072	(21,572)
Currency Option NOK vs CHF	Put	Deutsche Bank AG	04/26/18	8.46	—	NOK	70,853	(168,144)
Currency Option NZD vs AUD	Put	Bank of America	02/02/18	1.14	—	NZD	12,742	(6,717)
Currency Option NZD vs AUD	Put	Goldman Sachs & Co.	03/23/18	1.12	—	NZD	12,628	(50,055)
Currency Option PEN vs USD	Put	Morgan Stanley	03/16/18	3.36	—	PEN	14,364	(7,859)
Currency Option RUB vs USD	Put	Credit Suisse First Boston Corp.	02/19/18	65.85	—	RUB	288,094	(2,466)
Currency Option SEK vs EUR	Put	Deutsche Bank AG	01/18/18	9.78	—	SEK	71,374	(81,971)
Currency Option SEK vs EUR	Put	Morgan Stanley	03/05/18	10.10	—	SEK	36,108	(15,383)
Currency Option SEK vs EUR	Put	JPMorgan Chase	03/28/18	9.85	—	SEK	288,359	(454,176)
Currency Option TRY vs EUR	Put	Deutsche Bank AG	01/02/18	4.52	—	TRY	33,019	(70,520)
Currency Option TRY vs EUR	Put	Goldman Sachs & Co.	01/03/18	4.55	—	TRY	34,694	(46,547)
Currency Option TRY vs JPY	Put	JPMorgan Chase	02/08/18	26.50	—	TRY	16,625	(5,597)
Currency Option TRY vs USD	Put	Citigroup Global Markets	01/09/18	4.05	—	TRY	69,559	(2,483)
Currency Option TRY vs USD	Put	JPMorgan Chase	03/07/18	3.84	—	TRY	33,652	(224,384)
Currency Option TRY vs USD	Put	Citigroup Global Markets	03/12/18	3.86	—	TRY	16,888	(106,267)
Currency Option TRY vs USD	Put	JPMorgan Chase	03/19/18	3.93	—	TRY	17,096	(85,002)
Currency Option TRY vs USD	Put	Morgan Stanley	07/13/18	4.37	—	TRY	18,564	(84,273)
Currency Option ZAR vs USD	Put	JPMorgan Chase	02/16/18	15.40	—	ZAR	64,680	(1,133)
Currency Option ZAR vs USD	Put	Bank of America	04/12/18	16.00	—	ZAR	68,640	(7,113)

								$(2,334,917)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
30-Year Interest Rate Swap, 01/04/48	Call	Barclays Capital Group	01/02/18	1.48%	6 Month EURIBOR(S)	1.48%(A)	EUR	1,750	$(2,417)
30-Year Interest Rate Swap, 01/08/48	Call	Citigroup Global Markets	01/04/18	1.48%	6 Month EURIBOR(S)	1.48%(A)	EUR	1,750	(3,311)
30-Year Interest Rate Swap, 01/09/48	Call	Deutsche Bank AG	01/05/18	1.46%	6 Month EURIBOR(S)	1.46%(A)	EUR	1,750	(2,028)

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
30-Year Interest Rate Swap, 01/10/48	Call	Barclays Capital Group	01/08/18	1.45%	6 Month EURIBOR(S)	1.45%(A)	EUR	1,775	$(2,901)
30-Year Interest Rate Swap, 01/10/48	Call	Goldman Sachs & Co.	01/08/18	1.46%	6 Month EURIBOR(S)	1.46%(A)	EUR	1,750	(4,119)
30-Year Interest Rate Swap, 01/16/48	Call	Barclays Capital Group	01/12/18	1.46%	6 Month EURIBOR(S)	1.46%(A)	EUR	1,800	(5,136)
30-Year Interest Rate Swap, 01/17/48	Call	Citigroup Global Markets	01/15/18	1.46%	6 Month EURIBOR(S)	1.46%(A)	EUR	1,800	(7,429)
30-Year Interest Rate Swap, 01/17/48	Call	Barclays Capital Group	01/15/18	1.45%	6 Month EURIBOR(S)	1.45%(A)	EUR	1,800	(5,676)
30-Year Interest Rate Swap, 01/17/48	Call	Morgan Stanley	01/15/18	1.42%	6 Month EURIBOR(S)	1.42%(A)	EUR	1,750	—
30-Year Interest Rate Swap, 01/22/48	Call	Morgan Stanley	01/18/18	1.41%	6 Month EURIBOR(S)	1.41%(A)	EUR	1,750	(3,123)
30-Year Interest Rate Swap, 01/23/48	Call	Deutsche Bank AG	01/19/18	1.47%	6 Month EURIBOR(S)	1.47%(A)	EUR	1,800	(9,511)
30-Year Interest Rate Swap, 01/24/48	Call	Goldman Sachs & Co.	01/22/18	1.51%	6 Month EURIBOR(S)	1.51%(A)	EUR	1,800	(20,810)
30-Year Interest Rate Swap, 01/24/48	Call	Morgan Stanley	01/22/18	1.52%	6 Month EURIBOR(S)	1.52%(A)	EUR	1,800	(23,694)
30-Year Interest Rate Swap, 01/31/48	Call	Goldman Sachs & Co.	01/29/18	1.49%	6 Month EURIBOR(S)	1.49%(A)	EUR	1,800	(19,348)
5-Year Interest Rate Swap, 01/04/23	Put	Citigroup Global Markets	01/02/18	2.20%	2.20%(S)	3 Month LIBOR(Q)		11,200	(25,779)
5-Year Interest Rate Swap, 01/08/23	Put	Morgan Stanley	01/04/18	2.24%	2.24%(S)	3 Month LIBOR(Q)		11,200	(14,705)
5-Year Interest Rate Swap, 01/09/23	Put	JPMorgan Chase	01/05/18	2.24%	2.24%(S)	3 Month LIBOR(Q)		11,200	(13,880)
5-Year Interest Rate Swap, 01/10/23	Put	Goldman Sachs & Co.	01/08/18	2.19%	2.19%(S)	3 Month LIBOR(Q)		11,175	(36,237)
5-Year Interest Rate Swap, 01/10/23	Put	Barclays Capital Group	01/08/18	2.20%	2.20%(S)	3 Month LIBOR(Q)		11,150	(30,350)
5-Year Interest Rate Swap, 01/10/23	Put	Goldman Sachs & Co.	01/08/18	2.21%	2.21%(S)	3 Month LIBOR(Q)		11,175	(28,450)
5-Year Interest Rate Swap, 01/17/23	Put	Goldman Sachs & Co.	01/12/18	2.26%	2.26%(S)	3 Month LIBOR(Q)		11,300	(14,436)
5-Year Interest Rate Swap, 01/15/23	Put	Morgan Stanley	01/15/18	1.05%	1.05%(S)	6 Month GBP LIBOR(S)	GBP	8,200	(18,194)

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
5-Year Interest Rate Swap, 01/18/23	Put	Goldman Sachs & Co.	01/16/18	2.25%	2.25%(S)	3 Month LIBOR(Q)		11,300	$(21,259)
5-Year Interest Rate Swap, 01/18/23	Put	Deutsche Bank AG	01/16/18	2.22%	2.22%(S)	3 Month LIBOR(Q)		11,250	(28,844)
5-Year Interest Rate Swap, 01/22/23	Put	Deutsche Bank AG	01/18/18	2.22%	2.22%(S)	3 Month LIBOR(Q)		11,250	(30,423)
5-Year Interest Rate Swap, 01/23/23	Put	Deutsche Bank AG	01/19/18	2.26%	2.26%(S)	3 Month LIBOR(Q)		11,400	(19,055)
5-Year Interest Rate Swap, 01/24/23	Put	Morgan Stanley	01/22/18	2.31%	2.31%(S)	3 Month LIBOR(Q)		11,350	(11,727)
5-Year Interest Rate Swap, 01/31/23	Put	Deutsche Bank AG	01/29/18	0.33%	0.33%(A)	6 Month EURIBOR(S)	EUR	9,050	(18,868)
7-Year Interest Rate Swap, 01/24/25	Put	Goldman Sachs & Co.	01/22/18	2.38%	2.38%(S)	3 Month LIBOR(Q)		8,300	(11,443)

									$(433,153)

Total Options Written									$(2,768,070)

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
59	5 Year Euro-Bobl	Mar. 2018	$9,329,538	$9,316,795	$(12,743)
16	10 Year Japanese Bonds	Mar. 2018	21,432,261	21,410,961	(21,300)
40	20 Year U.S. Treasury Bonds	Mar. 2018	6,106,875	6,120,000	13,125

					(20,918)

Short Positions:
275	5 Year U.S. Treasury Notes	Mar. 2018	32,109,086	31,945,118	163,968
50	10 Year Canadian Government Bonds	Mar. 2018	5,406,079	5,361,177	44,902
337	10 Year Euro-Bund	Mar. 2018	65,981,546	65,375,024	606,522
24	30 Year Euro Buxl	Mar. 2018	4,734,259	4,718,564	15,695
80	Euro-OAT	Mar. 2018	15,028,304	14,895,374	132,930

					964,017

					$943,099

Cash and foreign currency of $1,418,535 has been segregated with Morgan Stanley to cover requirements for open futures contracts at December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 02/16/18	Citigroup Global Markets	ARS	48,357	$2,635,278	$2,526,683	$(108,595)
Australian Dollar,
Expiring 03/07/18	BNP Paribas	AUD	22,477	17,334,776	17,535,577	200,801
Brazilian Real,
Expiring 01/03/18	Bank of America	BRL	25,221	7,707,158	7,598,691	(108,467)
Expiring 01/03/18	Bank of America	BRL	9,444	2,879,549	2,845,150	(34,399)
British Pound,
Expiring 02/02/18	Bank of New York Mellon	GBP	206	276,032	278,779	2,747
Canadian Dollar,
Expiring 01/18/18	Bank of New York Mellon	CAD	477	371,542	379,650	8,108
Expiring 01/18/18	Credit Suisse First Boston Corp.	CAD	20,329	16,233,678	16,177,862	(55,816)
Expiring 01/18/18	Goldman Sachs & Co.	CAD	133,363	105,017,238	106,129,440	1,112,202
Expiring 01/18/18	Goldman Sachs & Co.	CAD	985	767,241	784,214	16,973
Chinese Renminbi,
Expiring 02/07/18	Citigroup Global Markets	CNH	90,511	13,650,187	13,865,231	215,044
Expiring 02/07/18	Standard Chartered PLC	CNH	76,652	11,571,662	11,742,191	170,529
Expiring 02/07/18	Standard Chartered PLC	CNH	2,119	319,950	324,665	4,715
Euro,
Expiring 03/12/18	Bank of America	EUR	4,312	5,146,689	5,196,493	49,804
Expiring 03/12/18	Bank of New York Mellon	EUR	457	542,780	550,118	7,338
Expiring 03/12/18	UBS AG	EUR	623	737,886	750,944	13,058
Expiring 03/14/18	Bank of New York Mellon	EUR	567	673,147	682,942	9,795
Mexican Peso,
Expiring 02/22/18	Goldman Sachs & Co.	MXN	50,254	2,595,547	2,529,905	(65,642)
Expiring 02/22/18	Hong Kong & Shanghai Bank	MXN	31,512	1,595,604	1,586,379	(9,225)
Expiring 07/23/18	Credit Suisse First Boston Corp.	MXN	16,768	900,450	821,724	(78,726)
Expiring 08/06/18	Credit Suisse First Boston Corp.	MXN	71,436	3,771,400	3,491,573	(279,827)
New Zealand Dollar,
Expiring 02/07/18	BNP Paribas	NZD	7,406	5,169,611	5,245,639	76,028
Peruvian Nuevo Sol,
Expiring 02/07/18	Citigroup Global Markets	PEN	6,936	2,102,853	2,135,058	32,205
Expiring 02/07/18	Citigroup Global Markets	PEN	2,274	692,334	700,113	7,779
Expiring 02/07/18	Citigroup Global Markets	PEN	1,534	467,044	472,292	5,248
Polish Zloty,
Expiring 03/09/18	JPMorgan Chase	PLN	57,120	16,015,188	16,412,610	397,422
South African Rand,
Expiring 02/07/18	Credit Suisse First Boston Corp.	ZAR	14,861	1,164,904	1,193,510	28,606
Expiring 02/21/18	Credit Suisse First Boston Corp.	ZAR	12,542	869,400	1,005,334	135,934
South Korean Won,
Expiring 01/18/18	Citigroup Global Markets	KRW	12,371,516	11,108,980	11,560,183	451,203
Expiring 01/18/18	Standard Chartered PLC	KRW	19,854,584	18,118,968	18,552,507	433,539
Expiring 01/18/18	Standard Chartered PLC	KRW	6,364,805	5,769,873	5,947,397	177,524
Swedish Krona,
Expiring 03/28/18	Bank of New York Mellon	SEK	1,410	169,410	172,832	3,422
Turkish Lira,
Expiring 01/10/18	Credit Suisse First Boston Corp.	TRY	18,277	4,694,711	4,803,983	109,272
Expiring 01/10/18	Credit Suisse First Boston Corp.	TRY	7,377	1,895,657	1,939,068	43,411
Expiring 01/10/18	Credit Suisse First Boston Corp.	TRY	4,818	1,234,150	1,266,384	32,234
Expiring 02/13/18	Morgan Stanley	TRY	8,313	2,095,432	2,163,144	67,712
Expiring 02/28/18	Bank of America	TRY	106,905	27,221,692	27,704,144	482,452
Expiring 03/08/18	JPMorgan Chase	TRY	5,388	1,500,525	1,392,825	(107,700)
Expiring 03/13/18	Credit Suisse First Boston Corp.	TRY	2,761	765,625	712,667	(52,958)
Expiring 03/20/18	JPMorgan Chase	TRY	2,761	752,550	711,204	(41,346)

				$296,536,701	$299,889,105	3,352,404

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/07/18	Barclays Capital Group	AUD	6,701	$5,151,643	$5,227,957	$(76,314)
Expiring 03/07/18	Hong Kong & Shanghai Bank	AUD	36,236	27,519,401	28,269,594	(750,193)
Brazilian Real,
Expiring 01/03/18	Deutsche Bank AG	BRL	44,321	13,726,404	13,353,173	373,231
Expiring 01/03/18	Goldman Sachs & Co.	BRL	37,807	11,421,916	11,390,429	31,487
Expiring 01/03/18	Standard Chartered PLC	BRL	24,897	7,532,674	7,501,015	31,659
Expiring 02/02/18	Credit Suisse First Boston Corp.	BRL	72,360	21,822,142	21,722,892	99,250
British Pound,
Expiring 02/02/18	Citigroup Global Markets	GBP	45,731	61,491,452	61,817,644	(326,192)
Canadian Dollar,
Expiring 01/18/18	Goldman Sachs & Co.	CAD	216,542	170,202,081	172,322,932	(2,120,851)
Expiring 01/18/18	Hong Kong & Shanghai Bank	CAD	24,723	19,211,527	19,674,052	(462,525)
Euro,
Expiring 03/12/18	Standard Chartered PLC	EUR	305,085	360,979,183	367,665,131	(6,685,948)
Expiring 03/12/18	UBS AG	EUR	8,915	10,528,999	10,743,900	(214,901)
Expiring 03/14/18	Bank of New York Mellon	EUR	632	749,604	761,140	(11,536)
Japanese Yen,
Expiring 02/09/18	Citigroup Global Markets	JPY	16,787,331	150,825,301	149,295,807	1,529,494
Expiring 02/09/18	Credit Suisse First Boston Corp.	JPY	1,765,279	15,661,478	15,699,263	(37,785)
Expiring 02/13/18	Citigroup Global Markets	JPY	230,608	2,052,390	2,051,250	1,140
Mexican Peso,
Expiring 02/22/18	Hong Kong & Shanghai Bank	MXN	1,470,019	76,804,706	74,004,487	2,800,219
Expiring 07/23/18	Bank of America	MXN	99,459	4,986,992	4,873,930	113,062
Expiring 07/23/18	JPMorgan Chase	MXN	16,768	900,450	821,723	78,727
Expiring 08/06/18	Credit Suisse First Boston Corp.	MXN	71,436	3,771,400	3,491,570	279,830
New Taiwanese Dollar,
Expiring 02/07/18	JPMorgan Chase	TWD	397,513	13,316,436	13,389,909	(73,473)
Expiring 02/07/18	JPMorgan Chase	TWD	369,347	12,413,401	12,441,165	(27,764)
New Zealand Dollar,
Expiring 03/07/18	Australia and New Zealand Banking Group	NZD	61,390	42,507,802	43,469,269	(961,467)
Russian Ruble,
Expiring 01/25/18	Citigroup Global Markets	RUB	97,165	1,598,760	1,681,035	(82,275)
South African Rand,
Expiring 02/07/18	Bank of America	ZAR	31,631	2,307,993	2,540,339	(232,346)
Expiring 02/07/18	Citigroup Global Markets	ZAR	89,136	6,514,440	7,158,617	(644,177)
Expiring 02/21/18	JPMorgan Chase	ZAR	12,542	869,400	1,005,332	(135,932)
South Korean Won,
Expiring 01/18/18	Standard Chartered PLC	KRW	38,584,017	34,069,471	36,053,650	(1,984,179)
Swedish Krona,
Expiring 03/28/18	Deutsche Bank AG	SEK	131,114	15,579,729	16,071,492	(491,763)
Swiss Franc,
Expiring 01/17/18	Hong Kong & Shanghai Bank	CHF	3,351	3,428,452	3,443,761	(15,309)
Turkish Lira,
Expiring 01/10/18	Citigroup Global Markets	TRY	29,866	7,824,518	7,849,954	(25,436)
Expiring 01/10/18	Credit Suisse First Boston Corp.	TRY	45,919	11,621,952	12,069,345	(447,393)
Expiring 01/10/18	JPMorgan Chase	TRY	19,325	4,918,190	5,079,218	(161,028)
Expiring 03/08/18	Credit Suisse First Boston Corp.	TRY	33,248	8,109,020	8,595,055	(486,035)
Expiring 03/08/18	JPMorgan Chase	TRY	5,388	1,500,525	1,392,847	107,678
Expiring 03/13/18	Citigroup Global Markets	TRY	2,761	765,625	712,660	52,965
Expiring 03/20/18	JPMorgan Chase	TRY	2,761	752,550	711,204	41,346

				$1,133,438,007	$1,144,352,741	(10,914,734)

						$(7,562,330)

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Cross currency exchange contracts outstanding at December 31, 2017:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
02/07/18	Buy	AUD	2,587	NZD	2,887	$(26,527)	Bank of America
03/27/18	Buy	AUD	2,706	NZD	2,968	9,698	Goldman Sachs & Co.
01/10/18	Buy	CAD	1,236	NOK	7,869	24,881	Citigroup Global Markets
01/18/18	Buy	CAD	3,234	AUD	3,354	(43,283)	Credit Suisse First Boston Corp.
01/23/18	Buy	CAD	2,294	NZD	2,580	(1,819)	JPMorgan Chase
02/27/18	Buy	CAD	4,232	JPY	368,911	85,551	Morgan Stanley
02/26/18	Buy	CNH	11,730	EUR	1,488	2,988	Credit Suisse First Boston Corp.
01/03/18	Buy	EUR	3,665	TRY	16,639	15,920	Credit Suisse First Boston Corp.
01/04/18	Buy	EUR	286	TRY	1,243	16,337	Credit Suisse First Boston Corp.
01/04/18	Buy	EUR	4,257	TRY	19,495	(24,352)	Credit Suisse First Boston Corp.
01/04/18	Buy	EUR	1,241	TRY	5,371	75,332	Deutsche Bank AG
01/04/18	Buy	EUR	3,907	TRY	16,994	215,068	Goldman Sachs & Co.
01/22/18	Buy	EUR	2,876	SEK	28,605	(36,742)	Credit Suisse First Boston Corp.
01/22/18	Buy	EUR	1,606	SEK	15,407	48,829	Deutsche Bank AG
02/26/18	Buy	EUR	1,488	CNH	11,730	(2,991)	Deutsche Bank AG
03/07/18	Buy	EUR	1,788	SEK	17,665	(8,973)	Morgan Stanley
03/28/18	Buy	EUR	3,498	NOK	34,331	27,781	Credit Suisse First Boston Corp.
04/03/18	Buy	EUR	17,214	SEK	165,691	457,499	Citigroup Global Markets
02/13/18	Buy	JPY	230,608	TRY	8,313	(111,894)	Credit Suisse First Boston Corp.
02/13/18	Buy	JPY	77,977	TRY	2,743	(20,233)	JPMorgan Chase
02/27/18	Buy	JPY	368,910	CAD	4,232	(85,555)	Credit Suisse First Boston Corp.
01/10/18	Buy	NOK	7,869	CAD	1,236	(24,885)	JPMorgan Chase
01/23/18	Buy	NZD	3,755	CAD	3,334	6,880	Bank of America
01/23/18	Buy	NZD	2,580	CAD	2,294	1,911	Credit Suisse First Boston Corp.
02/07/18	Buy	NZD	2,887	AUD	2,587	26,650	Credit Suisse First Boston Corp.
02/07/18	Buy	NZD	3,713	AUD	3,406	(27,264)	Royal Bank of Scotland
03/27/18	Buy	NZD	2,968	AUD	2,706	(9,609)	Credit Suisse First Boston Corp.
01/22/18	Buy	SEK	15,400	EUR	1,606	(49,657)	JPMorgan Chase
01/22/18	Buy	SEK	34,161	EUR	3,415	66,752	Royal Bank of Scotland
03/07/18	Buy	SEK	17,665	EUR	1,788	8,967	Credit Suisse First Boston Corp.
04/03/18	Buy	SEK	165,691	EUR	17,214	(457,403)	Credit Suisse First Boston Corp.
01/04/18	Buy	TRY	5,371	EUR	1,241	(75,328)	Credit Suisse First Boston Corp.
01/04/18	Buy	TRY	17,786	EUR	3,907	(6,592)	Credit Suisse First Boston Corp.
01/04/18	Buy	TRY	18,240	EUR	4,194	(230,816)	Credit Suisse First Boston Corp.
02/13/18	Buy	TRY	2,743	JPY	77,977	20,233	JPMorgan Chase

						$(132,646)

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts and OTC Cross Currency Exchange Contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Cross Currency Exchange	$1,111,277	$(1,243,923)	$(132,646)
Forward Foreign Currency	$9,835,193	$(17,397,523)	$(7,562,330)

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.IG.S28.V1	06/20/22	1.000%	78,890	$1,256,535	$1,786,727	$530,192

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.BBB	05/11/63	3.000%(M)	5,879	$(857,168)	$(363,598)	$(493,570)	Deutsche Bank AG
CMBX.BBB	05/11/63	3.000%(M)	5,151	(751,113)	(386,626)	(364,487)	Deutsche Bank AG
CMBX.BBB	05/11/63	3.000%(M)	2,633	(383,896)	(163,295)	(220,601)	Credit Suisse First Boston Corp.
CMBX.BBB	05/11/63	3.000%(M)	1,292	(188,376)	(85,946)	(102,430)	Deutsche Bank AG
CMBX.BBB	05/11/63	3.000%(M)	574	(83,700)	(45,935)	(37,765)	Deutsche Bank AG
CMBX.NA.A.6	05/11/63	2.000%(M)	5,000	(220,587)	(105,789)	(114,798)	Deutsche Bank AG
CMBX.NA.BBB.6	05/11/63	3.000%(M)	15,000	(2,187,025)	(822,389)	(1,364,636)	Goldman Sachs & Co.
CMBX.NA.BBB.6	05/11/63	3.000%(M)	11,150	(1,624,952)	(210,581)	(1,414,371)	Morgan Stanley
CMBX.NA.BBB.6	05/11/63	3.000%(M)	10,000	(1,458,017)	(549,442)	(908,575)	Goldman Sachs & Co.
CMBX.NA.BBB.6	05/11/63	3.000%(M)	8,500	(1,238,752)	(110,120)	(1,128,632)	Morgan Stanley
CMBX.NA.BBB.6	05/11/63	3.000%(M)	6,600	(961,855)	(107,510)	(854,345)	Morgan Stanley
CMBX.NA.BBB.6	05/11/63	3.000%(M)	6,000	(874,413)	(80,225)	(794,188)	Morgan Stanley
CMBX.NA.BBB.6	05/11/63	3.000%(M)	1,896	(276,440)	(121,747)	(154,693)	Credit Suisse First Boston Corp.

				$(11,106,294)	$(3,153,203)	$(7,953,091)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
BRL	474,192	01/02/19	7.340%(T)	Brazil Interbank Overnight Lending Rate(1)(T)	$—	$(606,198)	$(606,198)
BRL	197,783	01/02/19	9.180%(T)	Brazil Interbank Overnight Lending Rate(1)(T)	—	(1,572,828)	(1,572,828)
BRL	197,560	01/02/19	9.235%(T)	Brazil Interbank Overnight Lending Rate(1)(T)	—	(1,624,223)	(1,624,223)
BRL	180,667	01/04/21	8.760%(T)	Brazil Interbank Overnight Lending Rate(2)(T)	—	(133,026)	(133,026)
BRL	84,442	01/04/21	10.165%(T)	Brazil Interbank Overnight Lending Rate(2)(T)	—	1,167,459	1,167,459
BRL	83,566	01/04/21	10.215%(T)	Brazil Interbank Overnight Lending Rate(2)(T)	—	1,201,492	1,201,492
EUR	51,870	10/30/27	0.901%(A)	6 Month EURIBOR(2)(S)	—	647,733	647,733
EUR	1,775	01/03/48	1.520%(A)	6 Month EURIBOR(1)(S)	—	(14,841)	(14,841)
EUR	1,775	01/03/48	1.494%(A)	6 Month EURIBOR(2)(S)	—	120	120
GBP	37,950	05/21/18	0.780%(S)	6 Month GBP LIBOR(2)(S)	—	58,443	58,443
GBP	37,950	02/20/19	0.878%(S)	6 Month GBP LIBOR(1)(S)	—	(213,879)	(213,879)
GBP	33,230	11/29/27	1.399%(S)	6 Month GBP LIBOR(2)(S)	—	571,757	571,757
GBP	12,780	11/29/47	1.580%(S)	6 Month GBP LIBOR(1)(S)	—	(665,084)	(665,084)
MXN	136,969	06/22/20	6.770%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(190,427)	(190,427)
MXN	50,282	06/14/27	7.090%(M)	28 Day Mexican Interbank Rate(1)(M)	—	152,341	152,341

					$—	$(1,221,161)	$(1,221,161)

Cash of $5,716,127 has been segregated with Morgan Stanley to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$(3,153,203)	$—	$(7,953,091)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$10,258,211	$—
Collateralized Loan Obligations	—	17,994,171	1,804,496
Consumer Loans	—	6,702,670	—
Commercial Mortgage-Backed Securities	—	30,609,521	—
Corporate Bonds
Australia	—	10,493,884	—
Bermuda	—	872,594	—
Brazil	—	15,574,087	—
Canada	—	4,393,012	—
China	—	4,461,220	—
France	—	16,049,262	—
Germany	—	131,287	—
India	—	3,355,106	—
Ireland	—	3,043,879	—
Israel	—	3,538,782	—
Italy	—	14,641,243	—
Japan	—	2,506,879	—
Kazakhstan	—	2,625,773	—
Kuwait	—	4,378,047	—
Mexico	—	1,828,452	—
Netherlands	—	7,926,083	—
Norway	—	1,703,699	—
South Africa	—	1,817,714	—
Spain	—	15,571,023	—
Sweden	—	11,880,112	—
Switzerland	—	25,104,109	—
Turkey	—	957,287	—
United Arab Emirates	—	359,593	—
United Kingdom	—	58,744,839	1,865,331
United States	—	205,052,542	—
Residential Mortgage-Backed Securities	—	76,216,498	—
Sovereign Bonds	—	680,978,415	—
U.S. Government Agency Obligations	—	162,177,649	—
U.S. Treasury Obligations	—	450,906,369	—
Affiliated Mutual Funds	25,088,082	—	—
Options Purchased	—	113,988	—
Options Written	—	(2,768,070)	—
Other Financial Instruments*
Futures Contracts	943,099	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(7,562,330)	—
OTC Cross Currency Exchange Contracts	—	(132,646)	—
Centrally Cleared Credit Default Swap Agreement	—	530,192	—
OTC Credit Default Swap Agreements	—	(11,106,294)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,221,161)	—

Total	$26,031,181	$1,830,707,691	$3,669,827

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Sovereign Bonds	39.8%
U.S. Treasury Obligations	26.4
Banks	10.1
U.S. Government Agency Obligations	9.5
Residential Mortgage-Backed Securities	4.5
Commercial Mortgage-Backed Securities	1.8
Affiliated Mutual Funds (0.7% represents investments purchased with collateral from securities on loan)	1.5
Insurance	1.3
Telecommunications	1.2
Collateralized Loan Obligations	1.1
Pipelines	1.1
Oil & Gas	0.9
Media	0.8
Pharmaceuticals	0.7
Diversified Financial Services	0.7
Auto Manufacturers	0.6
Commercial Services	0.6
Automobiles	0.6
Leisure Time	0.5
Healthcare-Services	0.6
Agriculture	0.5
Computers	0.5
Electric	0.4
Mining	0.4
Consumer Loans	0.4
Biotechnology	0.4
Chemicals	0.4

Semiconductors	0.3%
Building Materials	0.3
Savings & Loans	0.2
Foods	0.2
Trucking & Leasing	0.2
Software	0.2
Integrated Petroleum	0.2
Real Estate Investment Trusts (REITs)	0.2
Internet	0.2
Entertainment	0.1
Healthcare-Products	0.1
Transportation	0.1
Retail	0.1
Iron/Steel	0.1
Metal Fabricate/Hardware	0.1
Miscellaneous Manufacturing	0.1
Beverages	0.1
Engineering & Construction	0.0	*
Auto Parts & Equipment	0.0	*
Lodging	0.0	*
Options Purchased	0.0	*

	110.1
Options Written	(0.2)
Liabilities in excess of other assets	(9.9)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$530,192	*	—	$—
Credit contracts	—	—		Premiums received for OTC swap agreements	3,153,203
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	7,953,091
Foreign exchange contracts	Unaffiliated investments	113,988		Options written outstanding, at value	2,334,917
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	1,111,277		Unrealized depreciation on OTC cross currency exchange contracts	1,243,923
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	9,835,193		Unrealized depreciation on OTC forward foreign currency exchange contracts	17,397,523
Interest rate contracts	Due from/to broker-variation margin futures	977,142	*	Due from/to broker-variation margin futures	34,043	*
Interest rate contracts	Due from/to broker-variation margin swaps	3,799,345	*	Due from/to broker-variation margin swaps	5,020,506	*
Interest rate contracts	—	—		Options written outstanding, at value	433,153

Total		$16,367,137			$37,570,359

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$3,709,965
Foreign exchange contracts	(1,385,254)	7,684,866	—	(50,191,008)	—
Interest rate contracts	(492,449)	3,505,738	(1,361,523)	—	(2,283,123)

Total	$(1,877,703)	$11,190,604	$(1,361,523)	$(50,191,008)	$1,426,842

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(6,746,802)
Foreign exchange contracts	(649,840)	(222,473)	—	(20,864,946)	—
Interest rate contracts	292,414	75,654	828,480	—	(1,002,052)

Total	$(357,426)	$(146,819)	$828,480	$(20,864,946)	$(7,748,854)

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)	Cross Currency Exchange Contracts(2)	Credit Default Swap Agreements- Sell Protection(4)	Interest Rate Swap Agreements(4)
$683,098	$359,073,913	$54,331,875	$112,786,966	$249,446,558	$1,074,299,410	$67,095,931	$152,565,000	$349,263,758

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$11,583,035	$(11,583,035)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Australia and New Zealand Banking Group	$—	$(961,467)	$(961,467)	$—	$(961,467)
Bank of America	652,198	(415,569)	236,629	—	236,629
Bank of New York Mellon	31,410	(11,536)	19,874	—	19,874
Barclays Capital Group	—	(122,794)	(122,794)	121,378	(1,416)
BNP Paribas	276,829	—	276,829	—	276,829
Citigroup Global Markets	2,782,880	(1,353,516)	1,429,364	—	1,429,364
Credit Suisse First Boston Corp.	848,368	(3,519,576)	(2,671,208)	1,086,867	(1,584,341)
Deutsche Bank AG	497,392	(3,044,282)	(2,546,890)	1,638,774	(908,116)
Goldman Sachs & Co.	1,385,428	(6,204,786)	(4,819,358)	4,358,504	(460,854)
Hong Kong & Shanghai Bank	2,800,219	(1,237,252)	1,562,967	—	1,562,967
JPMorgan Chase	710,308	(1,655,261)	(944,953)	944,953	—
Morgan Stanley	177,650	(5,077,479)	(4,899,829)	4,899,829	—
Royal Bank of Canada	66,752	(27,264)	39,488	—	39,488
Standard Chartered PLC	817,966	(8,670,127)	(7,852,161)	1,279,769	(6,572,392)
UBS AG	13,058	(214,901)	(201,843)	—	(201,843)

	$11,060,458	$(32,515,810)	$(21,455,352)	$14,330,074	$(7,125,278)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST AB GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $11,583,035:
Unaffiliated investments (cost $1,824,649,109)	$1,856,637,827
Affiliated investments (cost $25,089,115)	25,088,082
Foreign currency, at value (cost $3,058,895)	3,057,175
Deposit with broker for centrally cleared swaps	5,716,127
Deposit with broker for futures	1,418,535
Receivable for investments sold	14,344,505
Dividends and interest receivable	12,648,673
Unrealized appreciation on OTC forward foreign currency contracts	9,835,193
Receivable for fund share sold	1,449,415
Unrealized appreciation on OTC cross currency exchange contracts	1,111,277
Tax reclaim receivable	193,312
Due from broker-variation margin swaps	189,086
Due from broker-variation margin futures	95,733
Prepaid expenses	12,056

Total Assets	1,931,796,996

LIABILITIES:
Payable for investments purchased	168,539,163
Unrealized depreciation on OTC forward foreign currency contracts	17,397,523
Payable to broker for collateral for securities on loan	11,844,393
Payable for fund share repurchased	8,960,098
Unrealized depreciation on OTC swap agreements	7,953,091
Premiums received for OTC swap agreements	3,153,203
Options written outstanding, at value (premiums received $2,987,985)	2,768,070
Unrealized depreciation on OTC cross currency exchange contracts	1,243,923
Management fees payable	400,362
Accrued expenses and other liabilities	111,231
Distribution fee payable	70,465
Payable to custodian	64,827
Affiliated transfer agent fee payable	365

Total Liabilities	222,506,714

NET ASSETS	$1,709,290,282

Net assets were comprised of:
Paid-in capital	$1,609,898,187
Retained earnings	99,392,095

Net assets, December 31, 2017	$1,709,290,282

Net asset value and redemption price per share, $1,709,290,282 / 157,337,731 outstanding shares of beneficial interest	$10.86

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income (net) (foreign withholding tax $302,714, of which $37,730 is reimbursable by an affiliate)	$48,619,984
Affiliated dividend income	325,139
Income from securities lending, net (including affiliated income of $67,120)	81,074
Unaffiliated dividend income	74,396

49,100,593

EXPENSES
Management fees	10,452,794
Distribution fee	4,220,407
Custodian and accounting fees	371,863
Audit fee	61,282
Trustees’ fees	26,390
Legal fees and expenses	16,675
Shareholders’ reports	11,689
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,395
Miscellaneous	33,018

Total expenses	15,201,513

NET INVESTMENT INCOME (LOSS)	33,899,080

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,761))	4,398,865
Futures transactions	(1,361,523)
Options written transactions	11,190,604
Swap agreements transactions	1,426,842
Forward and cross currency contracts transactions	(50,191,008)
Foreign currency transactions	8,380,434

(26,155,786)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(152))	61,351,492
Futures	828,480
Options written	(146,819)
Swap agreements	(7,748,854)
Forward and cross currency contracts	(20,864,946)
Foreign currencies	114,200

33,533,553

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	7,377,767

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,276,847

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$33,899,080	$20,898,316
Net realized gain (loss) on investment and foreign currency transactions	(26,155,786)	35,953,635
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	33,533,553	3,108,324

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	41,276,847	59,960,275

FUND SHARE TRANSACTIONS:
Fund share sold [50,301,400 and 26,007,033 shares, respectively]	536,089,721	271,098,222
Fund share repurchased [15,508,819 and 15,688,312 shares, respectively]	(167,051,141)	(162,930,355)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	369,038,580	108,167,867

TOTAL INCREASE (DECREASE) IN NET ASSETS	410,315,427	168,128,142
NET ASSETS:
Beginning of year	1,298,974,855	1,130,846,713

End of year	$1,709,290,282	$1,298,974,855

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 97.7%
UNAFFILIATED EXCHANGE TRADED FUNDS	Shares	Value
Global X MLP ETF	167,866	$1,655,159
iShares 0-5 Year High Yield Corporate Bond ETF	60,554	2,853,910
iShares 10+ Year Credit Bond ETF(a)	48,299	3,052,497
iShares 1-3 Year Credit Bond ETF	80,920	8,459,377
iShares CMBS ETF	25,599	1,312,461
iShares Core Dividend Growth ETF	18,844	655,394
iShares Core High Dividend ETF	19,409	1,749,527
iShares Emerging Markets Dividend ETF(a)	21,327	892,108
iShares Europe ETF	23,439	1,107,727
iShares Floating Rate Bond ETF	38,799	1,971,765
iShares iBoxx $ High Yield Corporate Bond ETF	120,726	10,534,551
iShares Intermediate Credit Bond ETF	16,032	1,750,855
iShares International Developed Real Estate ETF	21,621	648,629
iShares International Select Dividend ETF	45,902	1,551,029
iShares U.S. Preferred Stock ETF	114,301	4,351,439
iShares U.S. Real Estate ETF	7,980	646,460

TOTAL LONG-TERM INVESTMENTS (cost $41,942,645)		43,192,888

SHORT-TERM INVESTMENTS — 4.6%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	778,837	778,837
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $1,255,869; includes $1,246,503 of cash collateral for securities on loan)(b)(w)	1,255,942	1,255,942

Value
TOTAL SHORT-TERM INVESTMENTS (cost $2,034,706)	$2,034,779

TOTAL INVESTMENTS — 102.3% (cost $43,977,351)	45,227,667
Liabilities in excess of other assets(z) —(2.3)%	(1,034,464)

NET ASSETS — 100.0%	$44,193,203

See the Glossary for abbreviations used in the annual report.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,224,166; cash collateral of $1,246,503 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolio 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
7	10 Year U.S. Ultra Treasury Notes	Mar. 2018	$935,033	$934,938	$(95)
11	Euro STOXX 50 Index	Mar. 2018	474,611	461,017	(13,594)
5	Nikkei 225 Index	Mar. 2018	1,001,428	1,009,541	8,113
1	S&P 500 E-Mini Index	Mar. 2018	132,690	133,799	1,109

					(4,467)

Short Positions:
12	2 Year U.S. Treasury Notes	Mar. 2018	2,572,875	2,569,313	3,562
17	5 Year U.S. Treasury Notes	Mar. 2018	1,980,231	1,974,789	5,442
4	10 Year U.S. Treasury Notes	Mar. 2018	497,750	496,188	1,562
4	20 Year U.S. Treasury Bonds	Mar. 2018	611,750	611,999	(249)
6	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	1,001,295	1,005,938	(4,643)

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (continued):
7	Euro Currency	Mar. 2018	$1,038,713	$1,056,606	$(17,893)

					(12,219)

					$(16,686)

Cash and foreign currency of $122,190 has been segregated with UBS AG to cover requirements for open futures contracts at December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Unaffiliated Exchange Traded Funds	$43,192,888	$—	$—
Affiliated Mutual Funds	2,034,779	—	—
Other Financial Instruments*
Futures Contracts	(16,686)	—	—

Total	$45,210,981	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Unaffiliated Exchange Traded Funds	97.7%
Affiliated Mutual Funds (2.8% represents investments purchased with collateral from securities on loan)	4.6

102.3
Liabilities in excess of other assets	(2.3)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$9,222	*	Due from/to broker — variation margin futures	$13,594	*
Foreign exchange contracts	—	—		Due from/to broker — variation margin futures	17,893	*
Interest rate contracts	Due from/to broker — variation margin futures	10,566	*	Due from/to broker — variation margin futures	4,987	*

Total		$19,788			$36,474

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures
Equity contracts	$(72,138)	$122,342
Foreign exchange contracts	—	(47,860)
Interest rate contracts	—	(44,758)

Total	$(72,138)	$29,724

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(12,122)
Foreign exchange contracts	(20,518)
Interest rate contracts	(10,458)

Total	$(43,098)

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)
$16,550	$3,153,089	$8,872,108

(1)	Cost.

(2)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,224,166	$(1,224,166)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $1,224,166:
Unaffiliated investments (cost $41,942,645)	$43,192,888
Affiliated investments (cost $2,034,706)	2,034,779
Foreign currency, at value (cost $126,928)	129,654
Deposit with broker for futures	122,190
Dividends and interest receivable	4,916
Receivable for investments sold	543
Prepaid expenses	543

Total Assets	45,485,513

LIABILITIES:
Payable to broker for collateral for securities on loan	1,246,503
Accrued expenses and other liabilities	22,153
Due to broker-variation margin futures	14,684
Management fees payable	4,882
Payable for fund share repurchased	1,911
Distribution fee payable	1,812
Affiliated transfer agent fee payable	365

Total Liabilities	1,292,310

NET ASSETS	$44,193,203

Net assets were comprised of:
Paid-in capital	$40,983,292
Retained earnings	3,209,911

Net assets, December 31, 2017	$44,193,203

Net asset value and redemption price per share, $44,193,203 / 4,066,851 outstanding shares of beneficial interest	$10.87

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income	$1,433,379
Income from securities lending, net (including affiliated income of $41,310)	88,386
Affiliated dividend income	7,568

1,529,333

EXPENSES
Management fees	311,217
Distribution fee	99,430
Custodian and accounting fees	54,506
Audit fee	29,511
Legal fees and expenses	11,472
Trustees’ fees	9,181
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,511
Shareholders’ reports	3,968
Miscellaneous	12,799

Total expenses	539,595
Less: management fee waivers and/or expense reimbursement	(220,096)

Net expenses	319,499

NET INVESTMENT INCOME (LOSS)	1,209,834

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,596))	12,663
Futures transactions	29,724
Foreign currency transactions	4,030

46,417

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $73)	996,857
Futures	(43,098)
Foreign currencies	3,648

957,407

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	1,003,824

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,213,658

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,209,834	$949,379
Net realized gain (loss) on investment and foreign currency transactions	46,417	(527,003)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	957,407	1,812,537

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,213,658	2,234,913

FUND SHARE TRANSACTIONS:
Fund share sold [889,049 and 1,229,332 shares, respectively]	9,446,327	12,127,924
Fund share repurchased [290,763 and 591,063 shares, respectively]	(3,060,856)	(5,952,069)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	6,385,471	6,175,855

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,599,129	8,410,768
NET ASSETS:
Beginning of year	35,594,074	27,183,306

End of year	$44,193,203	$35,594,074

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 56.8%
UNAFFILIATED EXCHANGE TRADED FUNDS — 7.0%	Shares	Value
iShares MSCI Canada ETF	8,044	$238,424
iShares U.S. Real Estate ETF(a)	14,611	1,183,637

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $1,411,542)		1,422,061

UNAFFILIATED FUND** — 12.2%
Columbia Commodity Strategy Fund (Class I Stock) (cost $2,374,287)	438,680	2,487,316

Interest Rate	Maturity Date	Principal Amount (000)#
SOVEREIGN BONDS — 17.6%
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
3.000%	09/20/25	AUD	32	35,124
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond (Germany),
Bonds, TIPS
0.750%	04/15/18	EUR	25	32,450
Canadian Government Real Return Bond (Canada),
Bonds, TIPS
1.250%	12/01/47	CAD	38	37,975
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds, TIPS
0.100%	04/15/23	EUR	79	107,708
0.100%	04/15/46	EUR	13	18,975
French Republic Government Bond OAT (France),
Bonds
3.250%	05/25/45	EUR	12	19,419
Bonds, TIPS
0.250%	07/25/24	EUR	125	170,941
1.800%	07/25/40	EUR	42	87,108
Unsec’d. Notes, 144A
2.000%	05/25/48	EUR	47	59,523
Italy Buoni Poliennali del Tesoro (Italy),
Bonds, TIPS
2.100%	09/15/21	EUR	13	19,092
2.550%	09/15/41	EUR	43	68,017
3.100%	09/15/26	EUR	35	55,124
Sr. Unsec’d. Notes, TIPS, 144A
2.350%	09/15/24	EUR	5	7,027
Unsec’d. Notes, 144A
2.700%	03/01/47	EUR	49	53,561
Japan Government Thirty Year Bond (Japan),
Sr. Unsec’d. Notes
0.800%	03/20/47	JPY	12,750	113,207
0.800%	06/20/47	JPY	1,750	15,512
0.800%	09/20/47	JPY	11,750	104,029
2.400%	03/20/37	JPY	3,100	36,847
Japan Government Twenty Year Bond (Japan),
Sr. Unsec’d. Notes
0.600%	06/20/37	JPY	500	4,479
0.600%	09/20/37	JPY	10,900	97,406
1.500%	06/20/32	JPY	150	1,562
1.600%	03/20/32	JPY	1,050	11,048
1.700%	09/20/32	JPY	12,700	135,500

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Japanese Government CPI Linked Bond (Japan),
Sr. Unsec’d. Notes, TIPS
0.100%	03/10/27	JPY	6,400	$60,596
Kingdom of Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes, 144A
0.800%	06/22/27	EUR	65	79,168
Unsec’d. Notes, 144A
2.600%	06/22/24	EUR	72	100,075
Mexican Bonos (Mexico),
Bonds
6.500%	06/10/21	MXN	1,600	78,594
Netherlands Government Bond (Netherlands),
Bonds, 144A
0.750%	07/15/27	EUR	121	148,075
New Zealand Government Bond (New Zealand),
Bonds
2.000%	09/20/25	NZD	27	21,226
Poland Government Bond (Poland),
Bonds
2.500%	07/25/26	PLN	36	9,781
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
2.875%	10/15/25	EUR	5	6,610
Republic of Austria Government Bond (Austria),
Sr. Unsec’d. Notes, 144A
3.400%	11/22/22	EUR	111	156,058
Spain Government Bond (Spain),
Sr. Unsec’d. Notes, 144A
2.750%	10/31/24	EUR	180	243,444
5.850%	01/31/22	EUR	125	184,501
Spain Government Inflation Linked Bond (Spain),
Sr. Unsec’d. Notes, TIPS, 144A
1.000%	11/30/30	EUR	24	31,079
1.800%	11/30/24	EUR	34	48,039
Spanish Government (Spain),
Sr. Unsec’d. Notes, 144A
4.200%	01/31/37	EUR	14	21,540
Sweden Government Bond (Sweden),
Bonds
0.750%	05/12/28	SEK	415	50,481
Sweden Inflation Linked Bond (Sweden),
Bonds
1.000%	06/01/25	SEK	605	91,335
United Kingdom Gilt (United Kingdom),
Unsec’d. Notes
3.500%	01/22/45	GBP	15	27,664
United Kingdom Gilt Inflation Linked (United Kingdom),
Bonds, TIPS
0.125%	03/22/24	GBP	62	108,409
0.125%	03/22/44	GBP	65	157,421
0.125%	11/22/56	GBP	6	16,257
0.125%	11/22/65	GBP	44	142,981
0.250%	03/22/52	GBP	61	173,753
0.750%	03/22/34	GBP	97	227,210
1.125%	11/22/37	GBP	17	52,235
Sr. Unsec’d. Notes, TIPS
0.125%	03/22/29	GBP	23	44,597

TOTAL SOVEREIGN BONDS (cost $3,491,892)				3,572,763

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.0%
Federal National Mortgage Assoc.(tt)
2.500%	TBA	120	$119,812
3.000%	TBA	190	190,000
3.500%	TBA	200	205,344
4.000%	TBA	120	125,489
4.500%	TBA	45	47,876
Government National Mortgage Assoc.(tt)
3.500%	TBA	220	227,473
3.500%	TBA	94	97,173

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,012,923)			1,013,167

U.S. TREASURY OBLIGATIONS — 15.0%
U.S. Treasury Bonds
2.500%	02/15/45	24	22,880
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/19	91	95,584
0.125%	01/15/22	162	175,849
0.125%	07/15/24	63	64,680
0.125%	07/15/26	135	135,748
0.250%	01/15/25	155	160,000
0.625%	01/15/24	174	187,174
0.625%	02/15/43	66	69,290
0.750%	02/15/42	68	74,957
0.750%	02/15/45	47	49,482
1.125%	01/15/21	45	52,259
U.S. Treasury Notes
2.125%	11/30/24	711	701,668
2.250%	08/15/27	515	507,758
2.250%	11/15/27	520	512,667
3.625%	02/15/21	237	248,535

TOTAL U.S. TREASURY OBLIGATIONS (cost $3,052,697)			3,058,531

		Value
TOTAL LONG-TERM INVESTMENTS (cost $11,343,341)		$11,553,838

	Shares
SHORT-TERM INVESTMENTS — 49.3%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	9,267,112	9,267,112
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $746,148; includes $745,108 of cash collateral for securities on loan)(b)(w)	746,076	746,076

TOTAL SHORT-TERM INVESTMENTS (cost $10,013,260)		10,013,188

TOTAL INVESTMENTS — 106.1% (cost $21,356,601)		21,567,026
Liabilities in excess of other assets(z) — (6.1)%		(1,230,868)

NET ASSETS — 100.0%		$20,336,158

See the Glossary for abbreviations used in the annual report.

**	Investment is an affiliate of the Subadvisor.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $729,090; cash collateral of $745,108 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $989,000 is 4.9% of net assets.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
4	5 Year Euro-Bobl	Mar. 2018	$634,311	$631,647	$(2,664)
1	5 Year U.S. Treasury Notes	Mar. 2018	116,336	116,164	(172)
2	10 Year Australian Treasury Bonds	Mar. 2018	1,570,094	1,568,966	(1,128)
4	10 Year Euro-Bund.	Mar. 2018	779,270	775,965	(3,305)
4	10 Year Mini Japanese Government Bonds	Mar. 2018	535,487	535,487	—
3	10 Year U.K. Gilt	Mar. 2018	501,551	506,953	5,402
11	10 Year U.S. Treasury Notes	Mar. 2018	1,367,687	1,364,516	(3,171)
3	10 Year U.S. Ultra Treasury Notes	Mar. 2018	399,791	400,688	897
5	ASX SPI 200 Index	Mar. 2018	587,040	587,138	98
2	Euro-BTP Italian Government Bond	Mar. 2018	333,172	326,694	(6,478)

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued):
2	Euro-OAT	Mar. 2018	$375,281	$372,384	$(2,897)
23	Mini MSCI EAFE Index	Mar. 2018	2,319,698	2,352,325	32,627
25	Mini MSCI Emerging Markets Index	Mar. 2018	1,404,062	1,454,625	50,563
31	S&P 500 E-Mini Index	Mar. 2018	4,077,972	4,147,800	69,828
1	Short-Term Euro-BTP Italian Government Bond	Mar. 2018	136,123	135,631	(492)
1	TOPIX Index	Mar. 2018	157,842	161,260	3,418

					142,526

Short Positions:
5	Euro STOXX 50 Index	Mar. 2018	214,352	209,553	4,799
6	FTSE 100 Index	Mar. 2018	599,141	618,745	(19,604)

					(14,805)

					$127,721

Cash and foreign currency of $410,174 has been segregated with JPMorgan Chase to cover requirements for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/12/18	Morgan Stanley	AUD	507	$384,238	$395,590	$11,352
Expiring 01/12/18	Morgan Stanley	AUD	219	165,677	170,876	5,199
Expiring 01/12/18	Morgan Stanley	AUD	18	13,654	14,045	391
British Pound,
Expiring 01/12/18	Morgan Stanley	GBP	306	403,527	413,349	9,822
Expiring 01/12/18	Morgan Stanley	GBP	300	406,532	405,245	(1,287)
Expiring 01/12/18	Morgan Stanley	GBP	287	389,109	387,684	(1,425)
Expiring 01/12/18	Morgan Stanley	GBP	20	26,784	27,016	232
Expiring 01/12/18	Morgan Stanley	GBP	3	4,050	4,052	2
Canadian Dollar,
Expiring 01/12/18	Morgan Stanley	CAD	289	224,240	229,964	5,724
Danish Krone,
Expiring 01/12/18	Morgan Stanley	DKK	271	43,471	43,717	246
Euro,
Expiring 01/12/18	Morgan Stanley	EUR	615	734,221	738,559	4,338
Expiring 01/12/18	Morgan Stanley	EUR	346	409,747	415,514	5,767
Japanese Yen,
Expiring 01/12/18	Hong Kong & Shanghai Bank	JPY	62,208	554,048	552,491	(1,557)
New Zealand Dollar,
Expiring 01/12/18	Hong Kong & Shanghai Bank	NZD	578	396,632	409,551	12,919
Norwegian Krone,
Expiring 01/12/18	Hong Kong & Shanghai Bank	NOK	124	14,910	15,108	198
Singapore Dollar,
Expiring 01/12/18	Hong Kong & Shanghai Bank	SGD	35	25,960	26,176	216
Swedish Krona,
Expiring 01/12/18	Hong Kong & Shanghai Bank	SEK	551	65,973	67,231	1,258
Swiss Franc,
Expiring 01/12/18	Morgan Stanley	CHF	178	181,634	182,856	1,222

				$4,444,407	$4,499,024	54,617

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/12/18	Morgan Stanley	AUD	457	$346,345	$356,578	$(10,233)
Expiring 01/12/18	Morgan Stanley	AUD	48	36,378	37,453	(1,075)
Expiring 01/12/18	Morgan Stanley	AUD	9	6,821	7,023	(202)
Expiring 01/12/18	Morgan Stanley	AUD	6	4,568	4,681	(113)
British Pound,
Expiring 01/12/18	Morgan Stanley	GBP	643	847,671	868,303	(20,632)
Expiring 01/12/18	Morgan Stanley	GBP	619	816,765	836,645	(19,880)
Expiring 01/12/18	Morgan Stanley	GBP	49	66,383	66,190	193
Expiring 01/12/18	Morgan Stanley	GBP	27	35,737	36,607	(870)
Expiring 01/12/18	Morgan Stanley	GBP	5	6,722	6,754	(32)
Canadian Dollar,
Expiring 01/12/18	Morgan Stanley	CAD	590	462,168	469,474	(7,306)
Expiring 01/12/18	Morgan Stanley	CAD	45	34,858	35,409	(551)
Expiring 01/12/18	Morgan Stanley	CAD	3	2,371	2,387	(16)
Danish Krone,
Expiring 01/12/18	Morgan Stanley	DKK	533	84,842	85,982	(1,140)
Euro,
Expiring 01/12/18	Morgan Stanley	EUR	1,250	1,480,300	1,501,136	(20,836)
Expiring 01/12/18	Morgan Stanley	EUR	582	695,159	698,929	(3,770)
Expiring 01/12/18	Morgan Stanley	EUR	383	453,919	460,308	(6,389)
Expiring 01/12/18	Morgan Stanley	EUR	348	411,760	417,556	(5,796)
Expiring 01/12/18	Morgan Stanley	EUR	159	189,915	190,945	(1,030)
Expiring 01/12/18	Morgan Stanley	EUR	27	31,850	32,424	(574)
Expiring 01/12/18	Morgan Stanley	EUR	5	5,930	6,004	(74)
Japanese Yen,
Expiring 01/12/18	Hong Kong & Shanghai Bank	JPY	125,589	1,114,070	1,115,399	(1,329)
Expiring 01/12/18	Hong Kong & Shanghai Bank	JPY	37,975	338,154	337,270	884
Expiring 01/12/18	Hong Kong & Shanghai Bank	JPY	22,967	203,735	203,978	(243)
Expiring 01/12/18	Hong Kong & Shanghai Bank	JPY	21,543	193,084	191,331	1,753
Expiring 01/12/18	Hong Kong & Shanghai Bank	JPY	20,743	184,007	184,227	(220)
Expiring 01/12/18	Hong Kong & Shanghai Bank	JPY	6,701	59,443	59,514	(71)
Mexican Peso,
Expiring 01/12/18	Hong Kong & Shanghai Bank	MXN	1,012	53,873	51,321	2,552
Expiring 01/12/18	Hong Kong & Shanghai Bank	MXN	537	27,665	27,217	448
New Zealand Dollar,
Expiring 01/12/18	Hong Kong & Shanghai Bank	NZD	29	19,841	20,549	(708)
Norwegian Krone,
Expiring 01/12/18	Hong Kong & Shanghai Bank	NOK	253	30,681	30,827	(146)
Polish Zloty,
Expiring 01/12/18	Hong Kong & Shanghai Bank	PLN	28	7,821	8,044	(223)
Singapore Dollar,
Expiring 01/12/18	Hong Kong & Shanghai Bank	SGD	77	56,777	57,586	(809)
Swedish Krona,
Expiring 01/12/18	Hong Kong & Shanghai Bank	SEK	1,085	128,934	132,387	(3,453)
Expiring 01/12/18	Hong Kong & Shanghai Bank	SEK	417	49,545	50,881	(1,336)
Expiring 01/12/18	Hong Kong & Shanghai Bank	SEK	344	41,121	41,973	(852)
Expiring 01/12/18	Hong Kong & Shanghai Bank	SEK	221	26,262	26,965	(703)
Expiring 01/12/18	Hong Kong & Shanghai Bank	SEK	188	22,295	22,939	(644)
Swiss Franc,
Expiring 01/12/18	Morgan Stanley	CHF	391	399,442	401,668	(2,226)
Expiring 01/12/18	Morgan Stanley	CHF	362	367,371	371,877	(4,506)

				$9,344,583	$9,456,741	(112,158)

						$(57,541)

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency	$64,716	$(122,257)	$(57,541)

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.29.V1	12/20/22	5.000%(Q)	3,743	$280,522	$314,881	$34,359
CDX.NA.IG.29.V1	12/20/22	1.000%(Q)	1,168	24,834	28,106	3,272

				$305,356	$342,987	$37,631

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CDX.EM.28.V1	12/20/22	1.000%(Q)	1,593	$(13,793)	$(66,435)	$52,642	Goldman Sachs & Co.
CDX.EM.28.V1	12/20/22	1.000%(Q)	213	(1,848)	(7,941)	6,093	Goldman Sachs & Co.

				$(15,641)	$(74,376)	$58,735

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Cash of $180,658 has been segregated with Morgan Stanley to cover requirements for open centrally cleared swap contracts at December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$(74,376)	$58,735	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Unaffiliated Exchange Traded Funds	$1,422,061	$—	$—
Unaffiliated Fund	2,487,316	—	—
Sovereign Bonds	—	3,572,763	—
U.S. Government Agency Obligations	—	1,013,167	—
U.S. Treasury Obligations	—	3,058,531	—
Affiliated Mutual Funds	10,013,188	—	—
Other Financial Instruments*
Futures Contracts	127,721	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(57,541)	—
OTC Credit Default Swap Agreements	—	(15,641)	—
Centrally Cleared Credit Default Swap Agreements	—	37,631	—

Total	$14,050,286	$7,608,910	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (3.7% represents investments purchased with collateral from securities on loan)	49.3%
Sovereign Bonds	17.6

U.S. Treasury Obligations	15.0%
Unaffiliated Fund	12.2
Unaffiliated Exchange Traded Funds	7.0
U.S. Government Agency Obligations	5.0

106.1
Liabilities in excess of other assets	(6.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker —variation margin swaps	$37,631	*	—	$—
Credit contracts	—	—		Premiums received for OTC swap agreements	74,376
Credit contracts	Unrealized appreciation on OTC swap agreements	58,735		—	—
Equity contracts	Due from/to broker —variation margin futures	161,333	*	Due from/to broker —variation margin futures	19,604	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	64,716		Unrealized depreciation on OTC forward foreign currency exchange contracts	122,257
Interest rate contracts	Due from/to broker —variation margin futures	6,299	*	Due from/to broker —variation margin futures	20,307	*

Total		$328,714			$236,544

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$23,348
Equity contracts	1,615,493	—	—
Foreign exchange contracts	—	(321,466)	—
Interest rate contracts	70,521	—	—

Total	$1,686,014	$(321,466)	$23,348

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$96,366
Equity contracts	187,383	—	—
Foreign exchange contracts	—	(130,340)	—
Interest rate contracts	(30,463)	—	—

Total	$156,920	$(130,340)	$96,366

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Forward Foreign Currency Exchange Contracts- Purchased(2)	Forward Foreign Currency Exchange Contracts- Sold(2)	Credit Default Swap Agreements- Sell Protection(3)
$15,590,417	$850,030	$2,199,276	$6,713,650	$2,531,428

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$729,090	$(729,090)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Goldman Sachs & Co.	$58,735	$(74,376)	$(15,641)	$—	$(15,641)
Hong Kong & Shanghai Bank	20,228	(12,294)	7,934	—	7,934
Morgan Stanley	44,488	(109,963)	(65,475)	—	(65,475)

	$123,451	$(196,633)	$(73,182)	$—	$(73,182)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $729,090:
Unaffiliated investments (cost $11,343,341)	$11,553,838
Affiliated investments (cost $10,013,260)	10,013,188
Foreign currency, at value (cost $3,560)	3,497
Deposit with broker for futures	410,174
Deposit with broker for centrally cleared swaps	180,658
Unrealized appreciation on OTC forward foreign currency contracts	64,716
Unrealized appreciation on OTC swap agreements	58,735
Dividends and interest receivable	31,382
Receivable for fund share sold	7,578
Due from broker-variation margin swaps	6,196
Tax reclaim receivable	359
Receivable for investments sold	308
Prepaid expenses	485

Total Assets	22,331,114

LIABILITIES:
Payable for investments purchased	1,012,923
Payable to broker for collateral for securities on loan	745,108
Unrealized depreciation on OTC forward foreign currency contracts	122,257
Premiums received for OTC swap agreements	74,376
Accrued expenses and other liabilities	21,465
Due to broker-variation margin futures	14,599
Management fees payable	2,939
Distribution fee payable	835
Affiliated transfer agent fee payable	365
Payable for fund share repurchased	89

Total Liabilities	1,994,956

NET ASSETS	$20,336,158

Net assets were comprised of:
Paid-in capital	$17,472,928
Retained earnings	2,863,230

Net assets, December 31, 2017	$20,336,158

Net asset value and redemption price per share, $20,336,158 / 1,695,070 outstanding shares of beneficial interest	$12.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income	$157,635
Affiliated dividend income	85,089
Interest income (net) (foreign withholding tax $575, of which $104 is reimbursable by an affiliate)	79,326
Income from securities lending, net (including affiliated income of $3,357)	7,897

329,947

EXPENSES
Management fees	170,983
Distribution fee	45,474
Custodian and accounting fees	56,556
Audit fee	47,032
Legal fees and expenses	12,216
Trustees’ fees	9,100
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,495
Shareholders’ reports	5,055
Miscellaneous	13,798

Total expenses	367,709
Less: management fee waivers and/or expense reimbursement	(153,856)

Net expenses	213,853

NET INVESTMENT INCOME (LOSS)	116,094

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $(45))	163,589
Futures transactions	1,686,014
Swap agreements transactions	23,348
Forward currency contracts transactions	(321,466)
Foreign currency transactions	155,553

1,707,038

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(72))	317,004
Futures	156,920
Swap agreements	96,366
Forward currency contracts	(130,340)
Foreign currencies	2,682

442,632

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	2,149,670

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,265,764

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$116,094	$97,025
Net realized gain (loss) on investment and foreign currency transactions	1,707,038	638,421
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	442,632	79,533

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,265,764	814,979

FUND SHARE TRANSACTIONS:
Fund share sold [550,590 and 698,462 shares, respectively]	6,095,720	7,192,820
Fund share repurchased [131,591 and 140,485 shares, respectively]	(1,516,370)	(1,437,416)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	4,579,350	5,755,404

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,845,114	6,570,383
NET ASSETS:
Beginning of year	13,491,044	6,920,661

End of year	$20,336,158	$13,491,044

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 95.2%
COMMON STOCKS — 34.2%	Shares	Value
Aerospace & Defense — 0.8%
Boeing Co. (The)	278	$81,985

Airlines — 0.5%
Alaska Air Group, Inc.	680	49,987

Auto Components — 0.7%
Lear Corp.	390	68,897

Banks — 2.8%
Bank of America Corp.	2,420	71,438
Citizens Financial Group, Inc.	1,770	74,305
Comerica, Inc.	820	71,184
JPMorgan Chase & Co.	670	71,650

		288,577

Beverages — 0.6%
Dr. Pepper Snapple Group, Inc.	630	61,148

Biotechnology — 1.3%
AbbVie, Inc.	750	72,533
Amgen, Inc.	380	66,082

		138,615

Building Products — 0.7%
Owens Corning	830	76,310

Capital Markets — 1.1%
Morgan Stanley	1,440	75,557
State Street Corp.	340	33,187

		108,744

Containers & Packaging — 1.0%
Avery Dennison Corp.	500	57,430
Packaging Corp. of America	420	50,631

		108,061

Diversified Telecommunication Services — 0.3%
AT&T, Inc.	900	34,991

Electric Utilities — 0.5%
Exelon Corp.	1,320	52,021

Electronic Equipment, Instruments & Components — 1.9%
CDW Corp.	967	67,197
Corning, Inc.	2,060	65,899
TE Connectivity Ltd.	640	60,826

		193,922

Energy Equipment & Services — 0.4%
Halliburton Co.	830	40,562

Equity Real Estate Investment Trusts (REITs) — 1.0%
American Tower Corp.	340	48,508
Prologis, Inc.	780	50,318

		98,826

Food & Staples Retailing — 0.7%
Sysco Corp.	1,120	68,018

Food Products — 0.6%
Ingredion, Inc.	450	62,910

Health Care Equipment & Supplies — 1.3%
Baxter International, Inc.	1,060	68,518
Stryker Corp.	440	68,130

		136,648

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services — 0.7%
UnitedHealth Group, Inc.	330	$72,752

Hotels, Restaurants & Leisure — 0.8%
Royal Caribbean Cruises Ltd.	600	71,567
Wyndham Worldwide Corp.	110	12,746

		84,313

Household Durables — 0.7%
D.R. Horton, Inc.	1,500	76,605

Household Products — 0.5%
Kimberly-Clark Corp.	420	50,677

Industrial Conglomerates — 0.7%
Honeywell International, Inc.	480	73,613

Insurance — 0.6%
Chubb Ltd.	430	62,836

Internet Software & Services — 1.3%
Alphabet, Inc. (Class A Stock)*	62	65,311
Facebook, Inc. (Class A Stock)*	370	65,290

		130,601

IT Services — 1.1%
Broadridge Financial Solutions, Inc.	820	74,276
Mastercard, Inc. (Class A Stock)	290	43,894

		118,170

Machinery — 0.8%
Parker-Hannifin Corp.	40	7,983
Stanley Black & Decker, Inc.	430	72,967

		80,950

Media — 0.6%
Comcast Corp. (Class A Stock)	1,540	61,677

Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Starwood Property Trust, Inc.	2,880	61,488

Multi-Utilities — 0.5%
CenterPoint Energy, Inc.	1,760	49,914

Oil, Gas & Consumable Fuels — 1.7%
Chevron Corp.	410	51,328
Exxon Mobil Corp.	580	48,511
ONEOK, Inc.	370	19,777
Valero Energy Corp.	600	55,146

		174,762

Pharmaceuticals — 1.3%
Johnson & Johnson	490	68,463
Pfizer, Inc.	1,950	70,629

		139,092

Semiconductors & Semiconductor Equipment — 2.4%
Broadcom Ltd.	250	64,225
Intel Corp.	1,300	60,008
Lam Research Corp.	390	71,787
Microchip Technology, Inc.	600	52,728

		248,748

Software — 0.7%
Microsoft Corp.	870	74,420

Specialty Retail — 0.7%
Home Depot, Inc. (The)	370	70,126

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.	423	$71,584

Textiles, Apparel & Luxury Goods — 0.7%
PVH Corp.	500	68,605

Tobacco — 0.5%
Philip Morris International, Inc.	460	48,599

Wireless Telecommunication Services — 0.4%
T-Mobile US, Inc.*	600	38,106

TOTAL COMMON STOCKS (cost $2,737,052)		3,527,860

UNAFFILIATED EXCHANGE TRADED FUNDS — 18.3%
IndexIQ ETF Trust – IQ Hedge Multi-Strategy Tracker ETF*	12,835	390,697
iShares MSCI EAFE ETF	10,015	704,155
Vanguard FTSE Developed Markets ETF	17,755	796,489

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $1,692,256)		1,891,341

UNAFFILIATED FUNDS — 10.6%
AMG River Road Long-Short Fund*	31,706	396,640
ASG Global Alternatives Fund	26,521	297,560
Touchstone Merger Arbitrage Fund	37,877	398,847

TOTAL UNAFFILIATED FUNDS (cost $1,060,675)		1,093,047

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 5.0%
Automobiles — 1.4%
Ally Auto Receivables Trust, Series 2017-3, Class A3
1.740%	09/15/21	20	19,887
ARI Fleet Lease Trust, Series 2017-A, Class A2, 144A
1.910%	04/15/26	15	14,967
Capital Auto Receivables Asset Trust, Series 2016-3, Class A2B, 1 Month LIBOR + 0.420%
1.921%(c)	04/22/19	10	10,118
CarMax Auto Owner Trust, Series 2016-2, Class B
2.160%	12/15/21	5	4,964
Flagship Credit Auto Trust, Series 2015-2, Class A, 144A
1.980%	10/15/20	29	29,159
GM Financial Automobile Leasing Trust,
Series 2016-2, Class A3
1.620%	09/20/19	10	9,986
Series 2017-3, Class A4
2.120%	09/20/21	35	34,833
World Omni Auto Receivables Trust, Series 2014-B, Class A3
1.140%	01/15/20	19	19,423

			143,337

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Credit Cards — 0.4%
Synchrony Credit Card Master Note Trust, Series 2016-1, Class A
2.040%	03/15/22	15	$14,995
World Financial Network Credit Card Master Trust, Series 2013-A, Class A
1.610%	12/15/21	30	29,994

			44,989

Equipment — 1.0%
CLI Funding V LLC, Series 2014-2A, Class A, 144A
3.380%	10/18/29	20	20,096
CLI Funding VI LLC, Series 2017-1A, Class A, 144A
3.620%	05/18/42	9	9,376
CNH Equipment Trust,
Series 2015-C, Class A3
1.660%	11/16/20	11	10,619
Series 2016-B, Class B
2.200%	10/15/23	15	14,908
Cronos Containers Program I Ltd. (Bermuda), Series 2014-2A, Class A, 144A
3.270%	11/18/29	11	11,102
MMAF Equipment Finance LLC, Series 2016-AA, Class A3, 144A
1.480%	06/15/20	25	24,863
TRIP Rail Master Funding LLC, Series 2011-1A, Class A2, 144A
6.024%	07/15/41	15	16,231

			107,195

Other — 0.9%
Coinstar Funding LLC, Series 2017-1A, Class A2, 144A
5.216%	04/25/47	15	15,499
DB Master Finance LLC, Series 2015-1A, Class A2II, 144A
3.980%	02/20/45	19	19,853
Element Rail Leasing II LLC (Canada), Series 2015-1A, Class A2, 144A
3.585%	02/19/45	15	15,060
NYCTL Trust, Series 2017-A, Class A, 144A
1.870%	11/10/30	17	16,712
PFS Financing Corp., Series 2017-AA, Class A, 1 Month LIBOR + 0.580%, 144A
2.057%(c)	03/15/21	25	25,054

			92,178

Small Business Loan — 1.3%
SBA Small Business Investment Cos.,
Series 2015-10B, Class 1
2.829%	09/10/25	46	46,266
Series 2017-10A, Class 1
2.845%	03/10/27	20	19,844
Series 2017-10B, Class 1
2.518%	09/10/27	20	20,016

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Small Business Loan (continued)
United States Small Business Administration,
Series 2010-20I, Class 1
3.210%	09/01/30		18	$17,995
Series 2014-20L, Class 1
2.700%	12/01/34		30	29,513

				133,634

TOTAL ASSET-BACKED SECURITIES (cost $521,559)				521,333

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.0%
Chicago Skyscraper Trust, Series 2017-SKY, Class A, 1 Month LIBOR + 0.800%, 144A
2.277%(c)	02/15/30		25	25,040
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class A4
4.131%	11/10/46		15	15,995
Commercial Mortgage Trust,
Series 2012-CR1, Class B
4.612%	05/15/45		15	15,648
Series 2013-CR8, Class A4
3.334%	06/10/46		15	15,381
DBCCRE Mortgage Trust, Series 2014-ARCP, Class C, 144A
4.935%(cc)	01/10/34		15	15,257
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class AS
4.117%	05/15/45	Aaa	20	20,854
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4
2.858%	11/15/45		15	15,067
Motel 6 Trust, Series 2017-MTL6, Class B, 1 Month LIBOR + 1.190%, 144A
2.667%(c)	08/15/34		20	19,849
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class AS
3.580%	02/15/48		30	30,303
WFRBS Commercial Mortgage Trust,
Series 2013-C15, Class A4
4.153%(cc)	08/15/46		20	21,346
Series 2014-C19, Class B
4.723%(cc)	03/15/47		15	15,757

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $213,064)				210,497

CORPORATE BONDS — 12.3%
Banks — 2.1%
Bank of America Corp.,
Jr. Sub. Notes
6.500%	10/23/24		10	11,363
Sr. Unsec’d. Notes, MTN
4.100%	07/24/23		5	5,310
Bank One Michigan,
Sub. Notes
8.250%	11/01/24		25	32,099

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
Barclays Bank PLC (United Kingdom), Sub. Notes
7.625%	11/21/22	10	$11,325
BPCE SA (France), Gtd. Notes, MTN, 3 Month LIBOR + 1.220%, 144A
2.666%(c)	05/22/22	10	10,147
Citigroup, Inc., Sr. Unsec’d. Notes
7.875%	05/15/25	15	18,965
Citizens Financial Group, Inc., Sub. Notes
5.158%	06/29/23	10	10,129
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
3.950%	11/09/22	20	20,852
Jr. Sub. Notes, 144A
11.000%	06/30/19	10	11,175
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes
6.250%	02/01/41	10	13,476
Lloyds Bank PLC (United Kingdom), Gtd. Notes
6.375%	01/21/21	15	16,647
Manufacturers & Traders Trust Co., Sub. Notes, 3 Month LIBOR + 0.640%
2.121%(c)	12/01/21	20	19,851
Morgan Stanley, Sub. Notes, MTN
5.000%	11/24/25	15	16,414
Wells Fargo & Co., Jr. Sub. Notes
5.900%	06/15/24	15	16,046

			213,799

Building Materials — 0.3%
Masco Corp., Sr. Unsec’d. Notes
7.750%	08/01/29	10	13,022
USG Corp., Gtd. Notes, 144A
5.500%	03/01/25	15	15,938

			28,960

Chemicals — 0.2%
Union Carbide Corp., Sr. Unsec’d. Notes
7.875%	04/01/23	15	18,161

Commercial Services — 0.3%
George Washington University (The), Unsec’d. Notes
3.485%	09/15/22	15	15,349
United Rentals North America, Inc., Gtd. Notes
5.500%	07/15/25	15	15,899

			31,248

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Computers — 0.2%
International Business Machines Corp., Sr. Unsec’d. Notes
7.625%	10/15/18	20	$20,887

Distribution/Wholesale — 0.1%
HD Supply, Inc., Gtd. Notes, 144A
5.750%	04/15/24	5	5,313

Diversified Financial Services — 2.0%
Abay Leasing LLC, Gov’t. Gtd. Notes
2.654%	11/09/26	38	37,648
Ahold Lease Pass-Through Trust (Netherlands), Pass-Through Certificates
8.620%	01/02/25	13	15,694
Export Leasing LLC, Gov’t. Gtd. Notes
1.859%	08/28/21	37	36,737
FMR LLC, Sr. Unsec’d. Notes, 144A
5.350%	11/15/21	10	10,910
Gate Capital Cayman Two Ltd. (Cayman Islands), Gov’t. Gtd. Notes
3.550%	06/11/21	35	35,299
GFI Group, Inc., Gtd. Notes
8.375%	07/19/18	15	15,375
HSBC Finance Corp., Sub. Notes
6.676%	01/15/21	5	5,559
International Lease Finance Corp., Sr. Unsec’d. Notes
4.625%	04/15/21	10	10,527
Penta Aircraft Leasing 2013 LLC, Gov’t. Gtd. Notes
2.646%	11/25/25	24	24,413
Tagua Leasing LLC, Gov’t. Gtd. Notes
1.900%	07/12/24	18	17,393

			209,555

Electric — 0.1%
Florida Power & Light Co., First Mortgage
5.400%	09/01/35	10	12,302

Engineering & Construction — 0.2%
AECOM, Gtd. Notes
5.750%	10/15/22	15	15,638

Food Service — 0.2%
Aramark Services, Inc., Gtd. Notes, 144A
5.000%	04/01/25	15	15,845

Foods — 0.3%
Kraft Heinz Foods Co., Sec’d. Notes, 144A
4.875%	02/15/25	10	10,602
Post Holdings, Inc.,
Gtd. Notes, 144A

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Foods (continued)
5.000%	08/15/26	15	$14,756
Smithfield Foods, Inc., Gtd. Notes, 144A
4.250%	02/01/27	10	10,262

			35,620

Healthcare-Services — 0.1%
Johns Hopkins Health System Corp. (The), Unsec’d. Notes
3.837%	05/15/46	15	15,483

Home Builders — 0.1%
Lennar Corp., Gtd. Notes
4.750%	05/30/25	15	15,581

Housewares — 0.2%
Newell Brands, Inc., Sr. Unsec’d. Notes
5.000%	11/15/23	15	15,831

Insurance — 1.2%
John Hancock Life Insurance Co., Sub. Notes, 144A
7.375%	02/15/24	15	18,214
Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A
7.625%	11/15/23	15	17,883
New England Mutual Life Insurance Co., Sub. Notes, 144A
7.875%	02/15/24	25	31,243
New York Life Insurance Co., Sub. Notes, 144A
5.875%	05/15/33	10	12,861
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A
3.850%	09/30/47	15	15,206
Nuveen Finance LLC, Sr. Unsec’d. Notes, 144A
2.950%	11/01/19	15	15,143
Torchmark Corp., Sr. Unsec’d. Notes
9.250%	06/15/19	10	10,964

			121,514

Media — 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A
5.125%	05/01/23	10	10,199
Comcast Corp., Gtd. Notes
4.600%	08/15/45	15	16,825
Discovery Communications LLC, Gtd. Notes
5.200%	09/20/47	10	10,437
LIN Television Corp., Gtd. Notes
5.875%	11/15/22	15	15,599

			53,060

Metal Fabricate/Hardware — 0.2%
Precision Castparts Corp.,

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Metal Fabricate/Hardware (continued)
Sr. Unsec’d. Notes
4.200%	06/15/35	15	$16,048

Miscellaneous Manufacturing — 0.7%
Carlisle Cos., Inc.,
Sr. Unsec’d. Notes
3.500%	12/01/24	15	15,119
General Electric Co.,
Jr. Sub. Notes
5.000%	01/21/21	24	24,734
ITT LLC,
Sr. Unsec’d. Notes
7.400%	11/15/25	25	32,693

			72,546

Oil & Gas — 0.6%
Petroleos Mexicanos (Mexico),
Gov’t. Gtd. Notes
2.460%	12/15/25	24	23,919
Range Resources Corp.,
Gtd. Notes
5.000%	08/15/22	15	14,925
Reliance Industries Ltd. (India),
Gov’t. Gtd. Notes
1.870%	01/15/26	18	17,441
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
6.375%	04/01/23	10	10,538

			66,823

Pharmaceuticals — 0.2%
Johnson & Johnson,
Sr. Unsec’d. Notes
4.950%	05/15/33	10	12,162
Mead Johnson Nutrition Co. (United Kingdom),
Gtd. Notes
5.900%	11/01/39	5	6,344

			18,506

Pipelines — 0.2%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
4.250%	12/01/27	5	5,043
5.250%	01/15/25	10	10,517
Energy Transfer LP,
Sr. Unsec’d. Notes
4.750%	01/15/26	5	5,187
Sunoco Logistics Partners Operations LP,
Gtd. Notes
3.900%	07/15/26	5	4,893

			25,640

Real Estate Investment Trusts (REITs) — 0.3%
GEO Group, Inc. (The),
Gtd. Notes
5.125%	04/01/23	15	14,999
Ventas Realty LP,
Gtd. Notes
3.500%	02/01/25	15	15,112

			30,111

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Retail — 0.4%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
4.250%	05/15/24	15	$14,963
CVS Pass-Through Trust,
Pass-Through Certificates
6.036%	12/10/28	16	18,250
Macy’s Retail Holdings, Inc.,
Gtd. Notes
8.500%	06/01/19	10	10,488

			43,701

Semiconductors — 0.1%
Xilinx, Inc.,
Sr. Unsec’d. Notes
2.950%	06/01/24	10	9,938

Software — 0.6%
Broadridge Financial Solutions, Inc.,
Sr. Unsec’d. Notes
3.950%	09/01/20	15	15,545
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
5.000%	10/15/25	15	16,577
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.700%	06/01/20	25	25,156

			57,278

Telecommunications — 0.5%
AT&T, Inc.,
Sr. Unsec’d. Notes
5.250%	03/01/37	15	15,864
Level 3 Financing, Inc.,
Gtd. Notes
5.375%	05/01/25	15	14,981
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23	14	14,150
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.400%	11/01/34	10	10,190

			55,185

Transportation — 0.4%
Burlington Northern and Santa Fe Railway Co. Pass-Through Trust,
Pass-Through Certificates
5.629%	04/01/24	20	21,778
Union Pacific Railroad Co. 2014-1 Pass-Through Trust,
Pass-Through Certificates
3.227%	05/14/26	22	22,862

			44,640

TOTAL CORPORATE BONDS (cost $1,258,053)			1,269,213

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS — 1.6%
California — 0.6%
Oakland Unified School District/Alameda County,
General Obligation Unlimited
9.500%	08/01/34	15	$16,686
Palomar Community College District,
General Obligation Unlimited
7.194%	08/01/45	10	11,320
State of California,
General Obligation Unlimited
7.950%	03/01/36	30	33,502

			61,508

Illinois — 0.1%
Chicago Transit Authority,
Revenue Bonds
5.470%	12/01/23	10	11,140

Indiana — 0.1%
Indiana Finance Authority,
Revenue Bonds
2.916%	07/01/28	15	14,568

Kansas — 0.2%
Kansas Development Finance Authority,
Revenue Bonds
4.727%	04/15/37	20	22,089

New York — 0.4%
New York City Transitional Finance Authority Future Tax Sec’d. Revenue,
Revenue Bonds
3.040%	08/01/24	35	35,340

Texas — 0.2%
City of Fort Worth TX,
Revenue Bonds
4.088%	03/01/37	20	20,559

TOTAL MUNICIPAL BONDS (cost $162,609)			165,204

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.5%
Freddie Mac REMICS,
Series 3994, Class AE
1.625%	02/15/22	19	19,272
Series 4413, Class HC
3.000%	03/15/40	29	28,737

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $48,413)			48,009

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.1%
Federal Home Loan Mortgage Corp.
3.500%	08/01/34	21	21,871
4.000%	05/01/44	22	23,329
4.500%	07/01/44	13	13,609
Federal National Mortgage Assoc.
3.000%	07/01/43	13	13,412
3.500%	06/01/45	16	16,561
4.000%	04/01/39	20	21,532
4.000%	02/01/45	17	18,373
4.500%	08/01/40	12	13,025

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	04/01/41	12	$12,857
4.500%	08/01/41	16	17,063
Government National Mortgage Assoc.
2.154%	05/16/54	19	18,740
Government National Mortgage Assoc.
2.337%	10/16/40	15	14,530
Government National Mortgage Assoc.
2.400%	12/16/44	31	30,378
Government National Mortgage Assoc.
2.400%(cc)	11/16/41	26	26,324
Government National Mortgage Assoc.
3.500%	11/20/42	9	9,662
Government National Mortgage Assoc.
3.622%(cc)	07/16/47	10	10,333
Overseas Private Investment Corp., Gov’t. Gtd. Notes
Zero(s)	06/10/18	15	15,584
U.S. Department of Transportation, Sec’d. Notes, 144A
6.001%	12/07/21	25	27,687

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $326,867)			324,870

U.S. TREASURY OBLIGATIONS — 7.6%
U.S. Treasury Bonds
3.125%	08/15/44	185	198,839
3.750%	11/15/43	40	47,661
4.500%	02/15/36	62	79,818
5.250%	11/15/28	80	101,484
U.S. Treasury Inflation Indexed Bonds, TIPS
2.375%	01/15/25	25	37,282
U.S. Treasury Notes
1.250%	01/31/20	80	78,941
1.625%	11/15/22	45	43,854
2.625%	08/15/20	193	196,370

TOTAL U.S. TREASURY OBLIGATIONS (cost $778,570)			784,249

TOTAL LONG-TERM INVESTMENTS (cost $8,799,118)			9,835,623

	Shares
SHORT-TERM INVESTMENT — 2.8%
AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $287,228)(w)	287,228	287,228

TOTAL INVESTMENTS — 98.0% (cost $9,086,346)		10,122,851
Other assets in excess of liabilities — 2.0%		201,636

NET ASSETS — 100.0%		$10,324,487

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$3,527,860	$—	$—
Unaffiliated Exchange Traded Funds	1,891,341	—	—
Unaffiliated Funds	1,093,047	—	—
Asset-Backed Securities
Automobiles	—	143,337	—
Credit Cards	—	44,989	—
Equipment	—	107,195	—
Other	—	92,178	—
Small Business Loan	—	133,634	—
Commercial Mortgage-Backed Securities	—	210,497	—
Corporate Bonds	—	1,269,213	—
Municipal Bonds	—	165,204	—
Residential Mortgage-Backed Securities	—	48,009	—
U.S. Government Agency Obligations	—	324,870	—
U.S. Treasury Obligations	—	784,249	—
Affiliated Mutual Fund	287,228	—	—

Total	$6,799,476	$3,323,375	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Unaffiliated Exchange Traded Funds	18.3%
Unaffiliated Funds	10.6
U.S. Treasury Obligations	7.6
Banks	4.9
U.S. Government Agency Obligations	3.1
Affiliated Mutual Fund	2.8
Semiconductors & Semiconductor Equipment	2.4
Commercial Mortgage-Backed Securities	2.0
Diversified Financial Services	2.0
Electronic Equipment, Instruments & Components	1.9
Insurance	1.8
Oil, Gas & Consumable Fuels	1.7
Municipal Bonds	1.6
Pharmaceuticals	1.5
Automobiles	1.4
Biotechnology	1.3
Health Care Equipment & Supplies	1.3

Small Business Loan	1.3%
Software	1.3
Internet Software & Services	1.3
IT Services	1.1
Media	1.1
Capital Markets	1.1
Containers & Packaging	1.0
Equipment	1.0
Equity Real Estate Investment Trusts (REITs)	1.0
Other	0.9
Hotels, Restaurants & Leisure	0.8
Aerospace & Defense	0.8
Machinery	0.8
Household Durables	0.7
Building Products	0.7
Industrial Conglomerates	0.7
Health Care Providers & Services	0.7
Miscellaneous Manufacturing	0.7
Technology Hardware, Storage & Peripherals	0.7
Specialty Retail	0.7
Auto Components	0.7
Textiles, Apparel & Luxury Goods	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry table (con’t)
Food & Staples Retailing	0.7%
Oil & Gas	0.6
Food Products	0.6
Mortgage Real Estate Investment Trusts (REITs)	0.6
Beverages	0.6
Telecommunications	0.5
Electric Utilities	0.5
Household Products	0.5
Airlines	0.5
Multi-Utilities	0.5
Tobacco	0.5
Residential Mortgage-Backed Securities	0.5
Credit Cards	0.4
Transportation	0.4
Retail	0.4
Energy Equipment & Services	0.4
Wireless Telecommunication Services	0.4
Foods	0.3
Diversified Telecommunication Services	0.3
Commercial Services	0.3

Real Estate Investment Trusts (REITs)	0.3%
Building Materials	0.3
Pipelines	0.2
Computers	0.2
Chemicals	0.2
Metal Fabricate/Hardware	0.2
Food Service	0.2
Housewares	0.2
Engineering & Construction	0.2
Home Builders	0.1
Healthcare-Services	0.1
Electric	0.1
Semiconductors	0.1
Distribution/Wholesale	0.1

98.0
Other assets in excess of liabilities	2.0

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value:
Unaffiliated investments (cost $8,799,118)	$9,835,623
Affiliated investments (cost $287,228)	287,228
Receivable for fund share sold	199,931
Dividends and interest receivable	32,162
Receivable from manager	2,340
Prepaid expenses	485

Total Assets	10,357,769

LIABILITIES:
Custodian and accounting fees payable	26,234
Accrued expenses and other liabilities	3,412
Shareholders’ reports fees payable	2,840
Distribution fee payable	416
Affiliated transfer agent fee payable	365
Payable for fund share repurchased	15

Total Liabilities	33,282

NET ASSETS	$10,324,487

Net assets were comprised of:
Paid-in capital	$9,098,085
Retained earnings	1,226,402

Net assets, December 31, 2017	$10,324,487

Net asset value and redemption price per share, $10,324,487 / 896,920 outstanding shares of beneficial interest	$11.51

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income	$124,695
Interest income	83,755
Affiliated dividend income	2,661
Income from securities lending, net (including affiliated income of $565)	565

211,676

EXPENSES
Management fees	63,561
Distribution fee	21,473
Custodian and accounting fees	102,389
Audit fee	32,648
Legal fees and expenses	11,716
Trustees’ fees	9,200
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,495
Shareholders’ reports	6,238
Commitment fee on syndicated credit agreement	2,271
Miscellaneous	11,442

Total expenses	268,433
Less: Management fee waivers and/or expense reimbursement	(176,527)

Net expenses	91,906

NET INVESTMENT INCOME (LOSS)	119,770

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $(148))	91,234

Net change in unrealized appreciation (depreciation) on:
Investments	930,618
Foreign currencies	2

930,620

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	1,021,854

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,141,624

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$119,770	$76,450
Net realized gain (loss) on investment transactions	91,234	(80,111)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	930,620	227,297

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,141,624	223,636

FUND SHARE TRANSACTIONS:
Fund share sold [282,033 and 122,111 shares, respectively]	3,022,302	1,185,823
Fund share repurchased [43,936 and 15,914 shares, respectively]	(470,823)	(153,092)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	2,551,479	1,032,731

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,693,103	1,256,367
NET ASSETS:
Beginning of year	6,631,384	5,375,017

End of year	$10,324,487	$6,631,384

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
SHORT-TERM INVESTMENTS — 83.9%
UNAFFILIATED FUND — 18.2%
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (cost $1,630,849)	1,630,849	$1,630,849

Interest Rate	Maturity Date	Principal Amount (000)#
SOVEREIGN BOND — 1.1%
Australia Government Bond, Sr. Unsec’d. Notes (Australia) (cost $99,408)
5.500%	01/21/18	AUD	125	97,760

FOREIGN TREASURY OBLIGATIONS(n) — 14.0%
Canadian Treasury Bills (Canada)
1.050%	04/05/18	CAD	450	356,989
German Treasury Bills (Germany)
1.050%	03/14/18	EUR	350	420,661
United Kingdom Treasury Bills (United Kingdom)
0.217%	01/15/18	GBP	350	472,513

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $1,225,740)				1,250,163

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS(n) — 50.6%
U.S. Treasury Bills
1.215%	04/05/18	(h)	1,800	$1,793,542
1.303%	04/19/18	(h)	1,500	1,493,781
1.331%	04/26/18		1,250	1,244,587

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,533,200)				4,531,910

TOTAL INVESTMENTS — 83.9% (cost $7,489,197)				7,510,682
Other assets in excess of liabilities(z) — 16.1%				1,441,390

NET ASSETS — 100.0%				$8,952,072

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/21/18	Barclays Capital Group	AUD	990	$757,076	$772,675	$15,599
Expiring 03/21/18	Barclays Capital Group	AUD	327	254,851	254,947	96
Expiring 03/21/18	Barclays Capital Group	AUD	301	232,992	234,549	1,557
Expiring 03/21/18	Barclays Capital Group	AUD	157	119,405	122,747	3,342
Expiring 03/21/18	Barclays Capital Group	AUD	151	115,560	117,578	2,018
Expiring 03/21/18	Barclays Capital Group	AUD	129	100,715	100,701	(14)
Expiring 03/21/18	Morgan Stanley	AUD	2,963	2,249,625	2,311,139	61,514
Expiring 03/21/18	Morgan Stanley	AUD	824	621,848	642,888	21,040
Expiring 03/21/18	Morgan Stanley	AUD	330	247,673	257,305	9,632
Expiring 03/21/18	Morgan Stanley	AUD	181	137,215	140,836	3,621
British Pound,
Expiring 03/21/18	Barclays Capital Group	GBP	2,780	3,747,468	3,763,329	15,861
Expiring 03/21/18	Barclays Capital Group	GBP	614	827,140	831,424	4,284
Expiring 03/21/18	Barclays Capital Group	GBP	445	598,144	602,748	4,604
Expiring 03/21/18	Barclays Capital Group	GBP	319	430,765	432,385	1,620
Expiring 03/21/18	Barclays Capital Group	GBP	256	343,315	346,136	2,821
Expiring 03/21/18	Barclays Capital Group	GBP	235	315,853	317,755	1,902
Expiring 03/21/18	Barclays Capital Group	GBP	189	254,793	256,249	1,456
Expiring 03/21/18	Barclays Capital Group	GBP	150	201,660	202,848	1,188
Expiring 03/21/18	Barclays Capital Group	GBP	114	154,316	154,456	140
Expiring 03/21/18	Barclays Capital Group	GBP	71	94,676	95,588	912
Expiring 03/21/18	Morgan Stanley	GBP	1,977	2,668,431	2,676,806	8,375
Expiring 03/21/18	Morgan Stanley	GBP	115	154,470	155,100	630
Canadian Dollar,
Expiring 03/21/18	Barclays Capital Group	CAD	1,647	1,283,575	1,311,278	27,703
Expiring 03/21/18	Barclays Capital Group	CAD	148	114,901	117,671	2,770
Expiring 03/21/18	Barclays Capital Group	CAD	66	51,899	52,807	908

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Canadian Dollar (continued),
Expiring 03/21/18	Morgan Stanley	CAD	1,839	$1,451,096	$1,464,695	$13,599
Expiring 03/21/18	Morgan Stanley	CAD	696	549,749	553,977	4,228
Expiring 03/21/18	Morgan Stanley	CAD	693	547,558	551,697	4,139
Expiring 03/21/18	Morgan Stanley	CAD	36	28,650	28,812	162
Euro,
Expiring 03/21/18	Barclays Capital Group	EUR	5,061	6,027,125	6,103,284	76,159
Expiring 03/21/18	Morgan Stanley	EUR	2,310	2,743,106	2,785,342	42,236
Expiring 03/21/18	Morgan Stanley	EUR	100	119,690	120,752	1,062
Japanese Yen,
Expiring 03/22/18	Barclays Capital Group	JPY	495,960	4,442,152	4,420,798	(21,354)
Expiring 03/22/18	Barclays Capital Group	JPY	193,719	1,730,200	1,726,734	(3,466)
Expiring 03/22/18	Barclays Capital Group	JPY	112,486	1,003,896	1,002,658	(1,238)
Expiring 03/22/18	Barclays Capital Group	JPY	63,208	565,498	563,409	(2,089)
Expiring 03/22/18	Barclays Capital Group	JPY	19,142	170,391	170,627	236
Expiring 03/22/18	Barclays Capital Group	JPY	17,644	157,493	157,269	(224)
Expiring 03/22/18	Morgan Stanley	JPY	89,348	801,412	796,413	(4,999)
New Zealand Dollar,
Expiring 03/21/18	Barclays Capital Group	NZD	485	339,983	343,362	3,379
Expiring 03/21/18	Barclays Capital Group	NZD	58	41,354	41,248	(106)
Expiring 03/21/18	Barclays Capital Group	NZD	33	23,401	23,490	89
Expiring 03/21/18	Morgan Stanley	NZD	6,012	4,145,863	4,256,237	110,374
Expiring 03/21/18	Morgan Stanley	NZD	869	599,263	615,217	15,954
Expiring 03/21/18	Morgan Stanley	NZD	206	142,757	146,147	3,390
Expiring 03/21/18	Morgan Stanley	NZD	190	134,509	134,337	(172)
Expiring 03/21/18	Morgan Stanley	NZD	116	81,196	82,023	827
Expiring 03/21/18	Morgan Stanley	NZD	60	42,400	42,786	386
Norwegian Krone,
Expiring 03/21/18	Barclays Capital Group	NOK	55,094	6,675,087	6,725,540	50,453
Expiring 03/21/18	Barclays Capital Group	NOK	4,250	514,203	518,857	4,654
Expiring 03/21/18	Barclays Capital Group	NOK	3,385	407,694	413,199	5,505
Expiring 03/21/18	Barclays Capital Group	NOK	2,803	334,867	342,135	7,268
Expiring 03/21/18	Barclays Capital Group	NOK	2,706	326,467	330,324	3,857
Expiring 03/21/18	Barclays Capital Group	NOK	348	42,044	42,498	454
Expiring 03/21/18	Morgan Stanley	NOK	7,696	930,036	939,437	9,401
Expiring 03/21/18	Morgan Stanley	NOK	3,702	446,794	451,931	5,137
Expiring 03/21/18	Morgan Stanley	NOK	3,144	379,104	383,782	4,678
Singapore Dollar,
Expiring 03/21/18	Barclays Capital Group	SGD	1,179	877,035	882,662	5,627
Expiring 03/21/18	Barclays Capital Group	SGD	391	289,977	292,817	2,840
Expiring 03/21/18	Barclays Capital Group	SGD	327	245,157	244,976	(181)
Expiring 03/21/18	Barclays Capital Group	SGD	159	118,121	118,945	824
Expiring 03/21/18	Morgan Stanley	SGD	554	412,334	414,368	2,034
Expiring 03/21/18	Morgan Stanley	SGD	254	189,645	189,756	111
Expiring 03/21/18	Morgan Stanley	SGD	216	160,880	161,500	620
Swedish Krona,
Expiring 03/21/18	Barclays Capital Group	SEK	39,798	4,772,485	4,876,050	103,565
Expiring 03/21/18	Barclays Capital Group	SEK	5,349	639,639	655,388	15,749
Expiring 03/21/18	Barclays Capital Group	SEK	4,310	513,034	528,068	15,034
Expiring 03/21/18	Barclays Capital Group	SEK	3,927	469,085	481,164	12,079
Expiring 03/21/18	Barclays Capital Group	SEK	2,274	271,744	278,646	6,902
Expiring 03/21/18	Morgan Stanley	SEK	699	84,216	85,678	1,462
Expiring 03/21/18	Morgan Stanley	SEK	394	47,241	48,240	999

				$61,113,997	$61,809,220	695,223

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/21/18	Barclays Capital Group	AUD	3,201	$2,435,616	$2,497,039	$(61,423)
Expiring 03/21/18	Barclays Capital Group	AUD	597	457,570	465,558	(7,988)
Expiring 03/21/18	Barclays Capital Group	AUD	593	450,223	462,270	(12,047)
Expiring 03/21/18	Barclays Capital Group	AUD	454	348,073	354,148	(6,075)
Expiring 03/21/18	Barclays Capital Group	AUD	242	185,301	188,687	(3,386)
Expiring 03/21/18	Barclays Capital Group	AUD	139	106,263	108,299	(2,036)
Expiring 03/21/18	Morgan Stanley	AUD	1,054	810,081	822,230	(12,149)
Expiring 03/21/18	Morgan Stanley	AUD	816	629,526	636,843	(7,317)
Expiring 03/21/18	Morgan Stanley	AUD	470	356,245	366,725	(10,480)
Expiring 03/21/18	Morgan Stanley	AUD	320	242,649	249,717	(7,068)
Expiring 03/21/18	Morgan Stanley	AUD	154	115,963	120,268	(4,305)
British Pound,
Expiring 03/21/18	Barclays Capital Group	GBP	696	938,663	942,636	(3,973)
Expiring 03/21/18	Barclays Capital Group	GBP	159	213,444	215,535	(2,091)
Expiring 03/21/18	Morgan Stanley	GBP	1,251	1,694,746	1,694,251	495
Expiring 03/21/18	Morgan Stanley	GBP	981	1,323,296	1,328,271	(4,975)
Expiring 03/21/18	Morgan Stanley	GBP	695	932,631	940,466	(7,835)
Expiring 03/21/18	Morgan Stanley	GBP	169	226,754	228,921	(2,167)
Expiring 03/21/18	Morgan Stanley	GBP	128	172,260	172,666	(406)
Canadian Dollar,
Expiring 03/21/18	Barclays Capital Group	CAD	1,896	1,484,487	1,509,792	(25,305)
Expiring 03/21/18	Barclays Capital Group	CAD	1,812	1,410,208	1,442,689	(32,481)
Expiring 03/21/18	Barclays Capital Group	CAD	955	744,588	760,270	(15,682)
Expiring 03/21/18	Barclays Capital Group	CAD	917	713,832	730,368	(16,536)
Expiring 03/21/18	Barclays Capital Group	CAD	842	654,755	670,608	(15,853)
Expiring 03/21/18	Barclays Capital Group	CAD	397	309,095	316,503	(7,408)
Expiring 03/21/18	Barclays Capital Group	CAD	119	94,591	94,945	(354)
Expiring 03/21/18	Morgan Stanley	CAD	1,249	973,748	994,699	(20,951)
Expiring 03/21/18	Morgan Stanley	CAD	1,044	824,215	831,042	(6,827)
Expiring 03/21/18	Morgan Stanley	CAD	715	557,098	569,397	(12,299)
Expiring 03/21/18	Morgan Stanley	CAD	623	489,889	496,189	(6,300)
Expiring 03/21/18	Morgan Stanley	CAD	463	360,732	368,762	(8,030)
Expiring 03/21/18	Morgan Stanley	CAD	228	179,055	181,843	(2,788)
Expiring 03/21/18	Morgan Stanley	CAD	70	56,164	56,102	62
Euro,
Expiring 03/21/18	Barclays Capital Group	EUR	91	107,790	109,294	(1,504)
Expiring 03/21/18	Barclays Capital Group	EUR	81	96,379	97,421	(1,042)
Expiring 03/21/18	Barclays Capital Group	EUR	52	62,097	62,942	(845)
Expiring 03/21/18	Barclays Capital Group	EUR	35	41,693	42,360	(667)
Expiring 03/21/18	Barclays Capital Group	EUR	21	24,466	24,838	(372)
Expiring 03/21/18	Morgan Stanley	EUR	83	99,730	100,317	(587)
Expiring 03/21/18	Morgan Stanley	EUR	47	55,342	56,278	(936)
Expiring 03/21/18	Morgan Stanley	EUR	27	32,774	32,939	(165)
Expiring 03/21/18	Morgan Stanley	EUR	21	24,852	25,095	(243)
Expiring 03/21/18	Morgan Stanley	EUR	19	22,884	23,233	(349)
Japanese Yen,
Expiring 03/22/18	Barclays Capital Group	JPY	113,329	1,005,353	1,010,175	(4,822)
Expiring 03/22/18	Barclays Capital Group	JPY	68,135	611,526	607,327	4,199
Expiring 03/22/18	Barclays Capital Group	JPY	45,496	408,298	405,533	2,765
Expiring 03/22/18	Barclays Capital Group	JPY	38,521	342,761	343,360	(599)
Expiring 03/22/18	Barclays Capital Group	JPY	37,267	331,752	332,180	(428)
Expiring 03/22/18	Barclays Capital Group	JPY	19,422	173,014	173,119	(105)
Expiring 03/22/18	Barclays Capital Group	JPY	19,235	171,162	171,454	(292)
Expiring 03/22/18	Barclays Capital Group	JPY	15,380	136,278	137,088	(810)
Expiring 03/22/18	Barclays Capital Group	JPY	12,527	110,896	111,660	(764)
Expiring 03/22/18	Morgan Stanley	JPY	129,153	1,152,289	1,151,216	1,073
Expiring 03/22/18	Morgan Stanley	JPY	70,756	632,295	630,693	1,602
Expiring 03/22/18	Morgan Stanley	JPY	44,971	398,702	400,851	(2,149)
Expiring 03/22/18	Morgan Stanley	JPY	16,152	143,601	143,970	(369)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
New Zealand Dollar,
Expiring 03/21/18	Barclays Capital Group	NZD	15,955	$10,904,387	$11,295,535	$(391,148)
Expiring 03/21/18	Barclays Capital Group	NZD	994	680,573	703,755	(23,182)
Expiring 03/21/18	Barclays Capital Group	NZD	932	650,335	659,886	(9,551)
Expiring 03/21/18	Barclays Capital Group	NZD	663	461,941	469,360	(7,419)
Expiring 03/21/18	Barclays Capital Group	NZD	539	377,231	381,561	(4,330)
Expiring 03/21/18	Barclays Capital Group	NZD	429	299,011	303,350	(4,339)
Expiring 03/21/18	Morgan Stanley	NZD	735	502,702	520,380	(17,678)
Expiring 03/21/18	Morgan Stanley	NZD	542	370,583	383,878	(13,295)
Expiring 03/21/18	Morgan Stanley	NZD	71	48,339	50,083	(1,744)
Norwegian Krone,
Expiring 03/21/18	Barclays Capital Group	NOK	3,558	426,646	434,324	(7,678)
Expiring 03/21/18	Barclays Capital Group	NOK	851	101,999	103,875	(1,876)
Expiring 03/21/18	Barclays Capital Group	NOK	822	99,927	100,366	(439)
Expiring 03/21/18	Barclays Capital Group	NOK	469	56,952	57,210	(258)
Expiring 03/21/18	Morgan Stanley	NOK	93,033	11,270,482	11,356,838	(86,356)
Expiring 03/21/18	Morgan Stanley	NOK	4,827	584,714	589,261	(4,547)
Expiring 03/21/18	Morgan Stanley	NOK	4,303	520,415	525,299	(4,884)
Expiring 03/21/18	Morgan Stanley	NOK	2,020	242,185	246,585	(4,400)
Expiring 03/21/18	Morgan Stanley	NOK	1,581	190,860	192,985	(2,125)
Expiring 03/21/18	Morgan Stanley	NOK	1,286	155,105	157,009	(1,904)
Expiring 03/21/18	Morgan Stanley	NOK	448	53,728	54,720	(992)
Singapore Dollar,
Expiring 03/21/18	Barclays Capital Group	SGD	7,298	5,414,522	5,463,860	(49,338)
Expiring 03/21/18	Barclays Capital Group	SGD	216	160,973	161,997	(1,024)
Expiring 03/21/18	Morgan Stanley	SGD	4,283	3,182,725	3,206,580	(23,855)
Expiring 03/21/18	Morgan Stanley	SGD	351	260,809	262,511	(1,702)
Expiring 03/21/18	Morgan Stanley	SGD	220	163,601	164,517	(916)
Expiring 03/21/18	Morgan Stanley	SGD	177	131,821	132,820	(999)
Expiring 03/21/18	Morgan Stanley	SGD	147	108,962	110,098	(1,136)
Expiring 03/21/18	Morgan Stanley	SGD	74	54,868	55,478	(610)
Swedish Krona,
Expiring 03/21/18	Barclays Capital Group	SEK	5,807	695,023	711,418	(16,395)
Expiring 03/21/18	Barclays Capital Group	SEK	3,364	401,167	412,170	(11,003)
Expiring 03/21/18	Barclays Capital Group	SEK	3,311	397,347	405,680	(8,333)
Expiring 03/21/18	Barclays Capital Group	SEK	1,857	222,652	227,484	(4,832)
Expiring 03/21/18	Morgan Stanley	SEK	21,814	2,604,475	2,672,716	(68,241)
Expiring 03/21/18	Morgan Stanley	SEK	3,244	384,821	397,463	(12,642)
Expiring 03/21/18	Morgan Stanley	SEK	3,077	368,026	376,963	(8,937)
Expiring 03/21/18	Morgan Stanley	SEK	2,801	339,728	343,213	(3,485)
Expiring 03/21/18	Morgan Stanley	SEK	2,317	282,190	283,894	(1,704)
Expiring 03/21/18	Morgan Stanley	SEK	1,794	214,616	219,833	(5,217)
Expiring 03/21/18	Morgan Stanley	SEK	1,642	200,249	201,149	(900)
Expiring 03/21/18	Morgan Stanley	SEK	1,558	185,084	190,849	(5,765)
Expiring 03/21/18	Morgan Stanley	SEK	1,399	166,538	171,415	(4,877)
Expiring 03/21/18	Morgan Stanley	SEK	714	86,055	87,512	(1,457)

				$70,702,062	$71,856,962	(1,154,900)

						$(459,677)

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency	$739,262	$(1,198,939)	$(459,677)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Unaffiliated Fund	$1,630,849	$—	$—
Sovereign Bond	—	97,760	—
Foreign Treasury Obligations	—	1,250,163	—
U.S. Treasury Obligations	—	4,531,910	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	(459,677)	—

Total	$1,630,849	$5,420,156	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

U.S. Treasury Obligations	50.6%
Unaffiliated Fund	18.2
Foreign Treasury Obligations	14.0
Sovereign Bond	1.1

83.9
Other assets in excess of liabilities	16.1

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$739,262	Unrealized depreciation on OTC forward foreign currency exchange contracts	$1,198,939

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$12,778

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$(464,282)

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts- Purchased(1)	Forward Foreign Currency Exchange Contracts- Sold(1)
$61,879,962	$66,260,044

(1)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Barclays Capital Group	$410,419	$(794,705)	$(384,286)	$384,286	$—
Morgan Stanley	328,843	(404,234)	(75,391)	75,391	—

	$739,262	$(1,198,939)	$(459,677)	$459,677	$—

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value:
Unaffiliated investments (cost $7,489,197)	$7,510,682
Foreign currency, at value (cost $1,884,103)	1,901,694
Unrealized appreciation on OTC forward foreign currency exchange contracts	739,262
Receivable for fund share sold	14,390
Dividends and interest receivable	3,871
Prepaid expenses	485

Total Assets	10,170,384

LIABILITIES:
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,198,939
Accrued expenses and other liabilities	16,562
Management fees payable	2,071
Distribution fee payable	366
Affiliated transfer agent fee payable	365
Payable for fund share repurchased	9

Total Liabilities	1,218,312

NET ASSETS	$8,952,072

Net assets were comprised of:
Paid-in capital	$8,665,827
Retained earnings	286,245

Net assets, December 31, 2017	$8,952,072

Net asset value and redemption price per share, $8,952,072 / 872,731 outstanding shares of beneficial interest	$10.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income	$34,651
Unaffiliated dividend income	13,037

47,688

EXPENSES
Management fees	78,012
Distribution fee	23,427
Custodian and accounting fees	38,489
Audit fee	33,535
Legal fees and expenses	11,950
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,011
Shareholders’ reports	5,023
Commitment fee on syndicated credit agreement	2,196
Miscellaneous	10,660

Total expenses	219,903
Less: management fee waivers and/or expense reimbursement	(105,579)

Net expenses	114,324

NET INVESTMENT INCOME (LOSS)	(66,636)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	1,380
Forward currency contracts transactions	12,778
Foreign currency transactions	124,365

138,523

Net change in unrealized appreciation (depreciation) on:
Investments	57,416
Forward currency contracts	(464,282)
Foreign currencies	44,747

(362,119)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(223,596)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(290,232)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(66,636)	$(75,812)
Net realized gain (loss) on investment and foreign currency transactions	138,523	1,165,770
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(362,119)	(91,312)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(290,232)	998,646

FUND SHARE TRANSACTIONS:
Fund share sold [130,511 and 377,015 shares, respectively]	1,389,223	3,818,145
Fund share repurchased [161,433 and 77,228 shares, respectively]	(1,711,693)	(803,239)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(322,470)	3,014,906

TOTAL INCREASE (DECREASE) IN NET ASSETS	(612,702)	4,013,552
NET ASSETS:
Beginning of year	9,564,774	5,551,222

End of year	$8,952,072	$9,564,774

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 64.5%
COMMON STOCKS — 41.7%	Shares	Value
Canada — 1.1%
Barrick Gold Corp.	6,320	$91,450
Husky Energy, Inc.*	5,300	74,841
Wheaton Precious Metals Corp.	5,103	112,818

		279,109

China — 2.1%
Baidu, Inc., ADR*	760	178,000
China Life Insurance Co. Ltd. (Class H Stock)	45,000	140,333
China Mobile Ltd.	5,000	50,560
China Telecom Corp. Ltd., ADR	1,095	51,980
China Telecom Corp. Ltd. (Class H Stock)	23,000	10,909
Kunlun Energy Co. Ltd.	81,500	84,706

		516,488

France — 2.3%
AXA SA	5,384	159,545
BNP Paribas SA	2,020	150,265
Credit Agricole SA	4,752	78,465
Sanofi	1,088	93,668
Veolia Environnement SA	3,628	92,511

		574,454

Germany — 1.5%
Innogy SE, 144A	3,530	138,152
Merck KGaA	940	100,896
Siemens AG	1,029	142,473

		381,521

Hong Kong — 0.1%
Value Partners Group Ltd.	23,000	24,380

Ireland — 0.1%
Bank of Ireland Group PLC*	3,450	29,397

Israel — 0.8%
Teva Pharmaceutical Industries Ltd., ADR(a)	11,014	208,715

Italy — 0.7%
Eni SpA	10,201	168,805

Japan — 1.9%
Nissan Motor Co. Ltd.	7,700	76,662
Panasonic Corp.	10,600	154,696
Ryohin Keikaku Co. Ltd.	100	31,129
SoftBank Group Corp.	1,800	142,507
Sumitomo Metal Mining Co. Ltd.	1,000	45,750
Suntory Beverage & Food Ltd.	640	28,461

		479,205

Luxembourg — 0.7%
SES SA	10,380	161,840

Netherlands — 2.2%
Aegon NV	22,068	140,219
Akzo Nobel NV	954	83,709
ING Groep NV	2,953	54,207
Royal Dutch Shell PLC (Class B Stock)	7,710	259,626

		537,761

Portugal — 0.5%
Galp Energia SGPS SA	6,110	112,257

COMMON STOCKS (continued)	Shares	Value
Singapore — 0.9%
DBS Group Holdings Ltd.	3,500	$64,737
Singapore Telecommunications Ltd.	58,300	155,435

		220,172

South Korea — 2.2%
Hyundai Motor Co.	481	70,003
KB Financial Group, Inc., ADR*	3,332	194,955
Samsung Electronics Co. Ltd.	114	270,854

		535,812

Spain — 0.4%
Telefonica SA	9,590	93,385

Sweden — 0.6%
Arjo AB*	3,382	9,652
Getinge AB (Class B Stock)	3,382	49,041
Telefonaktiebolaget LM Ericsson (Class B Stock)	14,437	95,280

		153,973

Switzerland — 1.2%
Roche Holding AG	590	149,185
UBS Group AG*	8,170	150,105

		299,290

Taiwan — 0.1%
Catcher Technology Co. Ltd.	3,000	32,873

Thailand — 0.5%
Bangkok Bank PCL	17,400	116,734
Bangkok Bank PCL, NVDR	1,800	11,146

		127,880

United Kingdom — 5.1%
BAE Systems PLC	20,732	160,182
Barclays PLC	21,572	59,050
BP PLC	29,100	204,144
HSBC Holdings PLC	18,800	193,289
Kingfisher PLC	41,234	188,275
Man Group PLC	18,139	50,474
Sky PLC*	6,859	93,607
Standard Chartered PLC*	18,802	197,450
Vodafone Group PLC	36,657	115,872

		1,262,343

United States — 16.7%
Advance Auto Parts, Inc.(a)	870	86,730
Allergan PLC	952	155,728
Ally Financial, Inc.	1,280	37,325
Alphabet, Inc. (Class A Stock)*	141	148,529
American International Group, Inc.	1,720	102,478
AmerisourceBergen Corp.	1,330	122,121
Amgen, Inc.	1,200	208,679
Apache Corp.	2,620	110,616
Apple, Inc.	878	148,584
Capital One Financial Corp.	1,410	140,408
Cardinal Health, Inc.	1,610	98,645
Celgene Corp.*	450	46,962
Cisco Systems, Inc.	2,320	88,856
Citigroup, Inc.	3,200	238,112
Comcast Corp. (Class A Stock)	3,410	136,571
CommScope Holding Co., Inc.*	750	28,373

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United States (continued)
ConocoPhillips	2,770	$152,045
Coty, Inc. (Class A Stock)	6,700	133,263
DXC Technology Co.	686	65,101
Eli Lilly & Co.	1,490	125,845
Gilead Sciences, Inc.	2,140	153,310
Halliburton Co.	1,180	57,667
Helmerich & Payne, Inc.(a)	1,600	103,424
JPMorgan Chase & Co.	1,070	114,426
Medtronic PLC	850	68,638
Microsoft Corp.	1,837	157,137
Navistar International Corp.*	3,690	158,227
NetScout Systems, Inc.*	400	12,180
Nutanix, Inc. (Class A Stock)*	1,250	44,100
Oracle Corp.	4,718	223,067
Perrigo Co. PLC	1,430	124,639
QIAGEN NV*	1,524	47,540
Twenty-First Century Fox, Inc. (Class A Stock)	6,330	218,575
United Parcel Service, Inc. (Class B Stock)	970	115,576
Voya Financial, Inc.	1,206	59,661
Walgreens Boots Alliance, Inc.	1,760	127,811

		4,160,949

TOTAL COMMON STOCKS (cost $9,104,482)		10,360,609

UNAFFILIATED EXCHANGE TRADED FUND — 0.2%
iShares 7-10 Year Treasury Bond ETF (cost $54,073)	508	53,630

UNAFFILIATED FUND — 22.6%
Franklin Strategic Series – Franklin Strategic Income Fund (Class R6)** (cost $5,537,863)	569,886	5,613,380

	Shares	Value
TOTAL LONG-TERM INVESTMENTS (cost $14,696,418)		$16,027,619

SHORT-TERM INVESTMENTS — 37.7%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	9,039,167	9,039,167
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $349,412; includes $349,164 of cash collateral for securities on loan)(b)(w)	349,412	349,412

TOTAL SHORT-TERM INVESTMENTS (cost $9,388,579)		9,388,579

TOTAL INVESTMENTS — 102.2% (cost $24,084,997)		25,416,198
Liabilities in excess of other assets(z) — (2.2)%		(556,116)

NET ASSETS — 100.0%		$24,860,082

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

**	Investment is an affiliate of the Subadvisor.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $340,095; cash collateral of $349,164 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2	2 Year U.S. Treasury Notes	Mar. 2018	$429,178	$428,219	$(959)
1	Euro STOXX 50 Index	Mar. 2018	42,907	41,911	(996)
17	Mini MSCI Emerging Markets Index	Mar. 2018	954,429	989,145	34,716
2	Russell 2000 Mini Index	Mar. 2018	152,439	153,650	1,211

					33,972

Short Positions:
4	10 Year U.S. Treasury Notes	Mar. 2018	498,769	496,187	2,582
30	S&P 500 E-Mini Index	Mar. 2018	3,996,434	4,014,000	(17,566)

					(14,984)

					$18,988

Cash and foreign currency of $172,619 has been segregated with JPMorgan Chase to cover requirements for open futures contracts at December 31, 2017.

Total return swap agreements outstanding at December 31, 2017:

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Barclays Capital Group	05/25/18	1,038	Receive monthly total return on Barclays Cross Asset Trend Index and pay monthly fixed rate of 0.55%	$16,917	$—	$16,917
Barclays Capital Group	05/25/18	510	Receive monthly total return on Barclays TrendStar+ Index and pay monthly fixed rate of 0.70%	2,399	—	2,399
Societe Generale	05/25/18	1,130	Receive monthly total return on SGI VI Smart Beta Index and pay monthly variable payments based on 1 Month LIBOR + 0.50% (2)	116	—	116

				$19,432	$—	$19,432

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(2)	The value of the SGI VI Smart Beta Index is derived from CBOE Volatility Index Futures. The allocation was 0% at December 31, 2017.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$19,432	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Canada	$279,109	$—	$—
China	229,980	286,508	—
France	—	574,454	—
Germany	—	381,521	—
Hong Kong	—	24,380	—
Ireland	—	29,397	—
Israel	208,715	—	—
Italy	—	168,805	—
Japan	—	479,205	—
Luxembourg	—	161,840	—
Netherlands	—	537,761	—
Portugal	—	112,257	—
Singapore	—	220,172	—
South Korea	194,955	340,857	—
Spain	—	93,385	—
Sweden	9,652	144,321	—
Switzerland	—	299,290	—
Taiwan	—	32,873	—
Thailand	—	127,880	—
United Kingdom	—	1,262,343	—
United States	4,113,409	47,540	—
Unaffiliated Exchange Traded Fund	53,630	—	—
Unaffiliated Fund	5,613,380	—	—
Affiliated Mutual Funds	9,388,579	—	—
Other Financial Instruments*
Futures Contracts	18,988	—	—
OTC Total Return Swap Agreements	—	19,432	—

Total	$20,110,397	$5,344,221	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (1.4% represents investments purchased with collateral from securities on loan)	37.7%
Unaffiliated Fund	22.6
Banks	6.0
Oil, Gas & Consumable Fuels	4.7
Pharmaceuticals	3.9
Media	2.5
Insurance	2.2
Technology Hardware, Storage & Peripherals	1.8
Biotechnology	1.7
Software	1.5
Internet Software & Services	1.5
Diversified Telecommunication Services	1.3
Wireless Telecommunication Services	1.2
Specialty Retail	1.1
Metals & Mining	1.0
Multi-Utilities	0.9
Capital Markets	0.9
Communications Equipment	0.9

Health Care Providers & Services	0.9%
Consumer Finance	0.7
Energy Equipment & Services	0.7
Aerospace & Defense	0.7
Machinery	0.6
Household Durables	0.6
Automobiles	0.6
Industrial Conglomerates	0.6
Personal Products	0.5
Food & Staples Retailing	0.5
Health Care Equipment & Supplies	0.5
Air Freight & Logistics	0.5
Chemicals	0.3
IT Services	0.3
Diversified Financial Services	0.2
Unaffiliated Exchange Traded Fund	0.2
Life Sciences Tools & Services	0.2
Multiline Retail	0.1
Beverages	0.1

102.2
Liabilities in excess of other assets	(2.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$35,927	*	Due from/to broker — variation margin futures	$18,562	*
Equity contracts	Unrealized appreciation on OTC swap agreements	17,033		—	—
Interest rate contracts	Due from/to broker — variation margin futures	2,582	*	Due from/to broker — variation margin futures	959	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	2,399		—	—

Total		$57,941			$19,521

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Equity contracts	$(385,306)	$134,310
Foreign exchange contracts	(34,308)	—
Interest rate contracts	34,330	16,074

Total	$(385,284)	$150,384

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Equity contracts	$(4,147)	$14,367
Foreign exchange contracts	(2,490)	—
Interest rate contracts	(2,076)	1,306

Total	$(8,713)	$15,673

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Total Return Swap Agreements(2)
$2,370,497	$10,771,884	$2,581,606

(1)	Value at Trade Date.

(2)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$340,095	$(340,095)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Barclays Capital Group	$19,316	$—	$19,316	$—	$19,316
Societe Generale	116	—	116	—	116

	$19,432	$—	$19,432	$—	$19,432

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $340,095:
Unaffiliated investments (cost $14,696,418)	$16,027,619
Affiliated investments (cost $9,388,579)	9,388,579
Deposit with broker for futures	172,619
Tax reclaim receivable	22,100
Unrealized appreciation on OTC swap agreements	19,432
Due from broker-variation margin futures	16,963
Dividends receivable	9,519
Receivable from affiliate	236
Prepaid expenses	485

Total Assets	25,657,552

LIABILITIES:
Payable for investments purchased	405,743
Payable to broker for collateral for securities on loan	349,164
Accrued expenses and other liabilities	39,376
Management fees payable	1,702
Distribution fee payable	1,018
Affiliated transfer agent fee payable	365
Payable for fund share repurchased	102

Total Liabilities	797,470

NET ASSETS	$24,860,082

Net assets were comprised of:
Paid-in capital	$23,494,910
Retained earnings	1,365,172

Net assets, December 31, 2017	$24,860,082

Net asset value and redemption price per share, $24,860,082 / 2,410,517 outstanding shares of beneficial interest	$10.31

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $21,364, of which $1,703 is reimbursable by an affiliate)	$369,699
Affiliated dividend income	92,213
Income from securities lending, net (including affiliated income of $656)	953

462,865

EXPENSES
Management fees	175,725
Distribution fee	56,142
Custodian and accounting fees	109,662
Audit fee	43,176
Legal fees and expenses	11,960
Trustees’ fees	10,040
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,011
Shareholders’ reports	4,647
Miscellaneous	19,707

Total expenses	438,070
Less: management fee waivers and/or expense reimbursement	(194,699)

Net expenses	243,371

NET INVESTMENT INCOME (LOSS)	219,494

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(11))	311,331
Futures transactions	(385,284)
Swap agreements transactions	150,384
Foreign currency transactions	1,146

77,577

Net change in unrealized appreciation (depreciation) on:
Investments	1,299,201
Futures	(8,713)
Swap agreements	15,673
Foreign currencies	2,351

1,308,512

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	1,386,089

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,605,583

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$219,494	$178,920
Net realized gain (loss) on investment and foreign currency transactions	77,577	(698,244)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,308,512	1,037,528

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,605,583	518,204

FUND SHARE TRANSACTIONS:
Fund share sold [448,023 and 564,002 shares, respectively]	4,493,681	5,232,767
Fund share repurchased [219,325 and 184,388 shares, respectively]	(2,162,476)	(1,722,797)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	2,331,205	3,509,970

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,936,788	4,028,174
NET ASSETS:
Beginning of year	20,923,294	16,895,120

End of year	$24,860,082	$20,923,294

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 88.4%		Value
UNAFFILIATED EXCHANGE TRADED FUNDS — 48.7%	Shares
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF**	99,665	$5,318,124
iShares Core MSCI EAFE ETF(a)	86,888	5,742,428
iShares Core MSCI Emerging Markets ETF	78,935	4,491,402
iShares Global Infrastructure ETF	6,337	286,559
iShares MSCI Brazil Capped ETF	2,259	91,377

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $13,149,354)		15,929,890

UNAFFILIATED FUNDS** — 39.7%
Goldman Sachs Absolute Return Tracker Fund (Institutional Shares)	94,248	902,892
Goldman Sachs Core Fixed Income Fund (Institutional Shares)	117,841	1,237,328
Goldman Sachs Emerging Markets Debt Fund (Institutional Shares)	164,428	2,122,763
Goldman Sachs Emerging Markets Equity Insights Fund (Institutional Shares)	136,405	1,463,622
Goldman Sachs High Yield Floating Rate Fund (Institutional Shares)	133,156	1,288,954
Goldman Sachs High Yield Fund (Institutional Shares)	212,841	1,391,978
Goldman Sachs International Real Estate Securities Fund (Institutional Shares)	70,162	439,212
Goldman Sachs Local Emerging Markets Debt Fund (Institutional Shares)	72,655	478,795
Goldman Sachs Long Short Credit Strategies Fund (Institutional Shares)	129,396	1,199,505
Goldman Sachs Macro Strategies Fund (Institutional Shares)	54,486	447,331
Goldman Sachs Managed Futures Strategy Fund (Institutional Shares)	120,009	1,262,493
Goldman Sachs Real Estate Securities Fund (Institutional Shares)	19,135	305,785
Goldman Sachs Strategic Income Fund (Institutional Shares)	44,144	418,925

TOTAL UNAFFILIATED FUNDS (cost $12,807,015)		12,959,583

TOTAL LONG-TERM INVESTMENTS (cost $25,956,369)		28,889,473

SHORT-TERM INVESTMENTS — 26.1%		Value
AFFILIATED MUTUAL FUNDS — 25.6%	Shares
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	3,523,694	$3,523,694
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $4,835,265; includes $4,833,000 of cash collateral for securities on loan)(b)(w)	4,835,265	4,835,265

TOTAL AFFILIATED MUTUAL FUNDS (cost $8,358,959)		8,358,959

OPTIONS PURCHASED~* — 0.5%
(cost $271,384)		162,899

TOTAL SHORT-TERM INVESTMENTS (cost $8,630,343)		8,521,858

TOTAL INVESTMENTS — 114.5% (cost $34,586,712)		37,411,331
Liabilities in excess of other assets(z) — (14.5)%		(4,730,308)

NET ASSETS — 100.0%		$32,681,023

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

**	Investment is an affiliate of the Subadvisor.

~	See tables subsequent to the Schedule of Investments for options detail.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,732,044; cash collateral of $ 4,833,000 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of options written, at market value:

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
90 Day Euro Dollar Futures	Call	03/19/18	$97.50	5	13	$9,249
90 Day Euro Dollar Futures	Call	03/19/18	$97.75	21	53	25,725
90 Day Euro Dollar Futures	Call	06/18/18	$97.63	14	35	15,749
90 Day Euro Dollar Futures	Call	06/18/18	$98.25	2	5	113
90 Day Euro Dollar Futures	Call	09/17/18	$97.38	9	23	13,163
90 Day Euro Dollar Futures	Call	09/17/18	$98.13	4	10	475
90 Day Euro Dollar Futures	Call	12/17/18	$97.25	4	10	6,075
90 Day Euro Dollar Futures	Call	12/17/18	$98.00	5	13	1,031
90 Day Euro Dollar Futures	Call	12/17/18	$99.00	159	398	994
90 Day Euro Dollar Futures	Call	03/18/19	$97.13	11	28	18,631
90 Day Euro Dollar Futures	Call	03/18/19	$97.88	5	13	1,749
90 Day Euro Dollar Futures	Call	03/18/19	$99.00	113	283	1,413
90 Day Euro Dollar Futures	Call	06/17/19	$96.88	11	28	25,299
90 Day Euro Dollar Futures	Call	06/17/19	$97.75	4	10	2,025
90 Day Euro Dollar Futures	Call	06/17/19	$99.00	57	143	713
90 Day Euro Dollar Futures	Call	09/16/19	$96.75	11	28	28,738
90 Day Euro Dollar Futures	Call	09/16/19	$97.75	6	15	2,963
90 Day Euro Dollar Futures	Call	12/16/19	$96.50	3	8	8,794

						$162,899

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
170	90 Day Euro Dollar	Jun. 2018	$41,689,775	$41,681,875	$(7,900)
24	Euro STOXX 50 Index Dividend	Dec. 2019	348,435	368,017	19,582
10	Euro STOXX 600 Banks Index	Mar. 2018	111,067	109,426	(1,641)
2	Hang Seng China Enterprises Index	Jan. 2018	148,710	150,137	1,427
10	Russell 2000 Mini Index	Mar. 2018	761,892	768,250	6,358
26	S&P 500 E-Mini Index	Mar. 2018	3,434,795	3,478,800	44,005
8	SGX MSCI Singapore index	Jan. 2018	231,426	232,143	717
3	TOPIX Index	Mar. 2018	477,031	483,781	6,750

					69,298

Short Positions:
170	90 Day Euro Dollar	Mar. 2020	41,504,612	41,505,500	(888)
9	30 Year Euro Buxl	Mar. 2018	1,813,953	1,769,462	44,491
2	ASX SPI 200 Index	Mar. 2018	233,685	234,855	(1,170)
3	FTSE 250 Index	Mar. 2018	161,756	167,283	(5,527)
6	FTSE/JSE Top 40 Index	Mar. 2018	250,959	257,865	(6,906)

					30,000

					$99,298

Cash and foreign currency of $183,657 has been segregated with Barclays Capital Group to cover requirements for open futures contracts at December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 01/03/18	Morgan Stanley	BRL	460	$141,982	$138,590	$(3,392)
Expiring 01/03/18	Morgan Stanley	BRL	20	5,935	6,026	91
Expiring 02/02/18	Morgan Stanley	BRL	480	143,820	144,098	278
British Pound,
Expiring 03/21/18	Morgan Stanley	GBP	105	141,648	142,156	508
Canadian Dollar,
Expiring 03/21/18	Morgan Stanley	CAD	180	140,950	143,352	2,402
Chilean Peso,
Expiring 03/21/18	Morgan Stanley	CLP	190,000	298,742	308,562	9,820
Colombian Peso,
Expiring 03/21/18	Morgan Stanley	COP	418,000	138,365	139,086	721
Indian Rupee,
Expiring 03/21/18	Morgan Stanley	INR	9,000	138,424	139,583	1,159
Expiring 03/21/18	Morgan Stanley	INR	500	7,727	7,754	27
Indonesian Rupiah,
Expiring 03/21/18	Morgan Stanley	IDR	3,870,000	283,704	283,100	(604)
Expiring 03/21/18	Morgan Stanley	IDR	90,000	6,573	6,584	11
Russian Ruble,
Expiring 03/21/18	Morgan Stanley	RUB	8,500	142,510	145,873	3,363
Swedish Krona,
Expiring 03/21/18	Morgan Stanley	SEK	2,850	340,458	349,184	8,726

				$1,930,838	$1,953,948	23,110

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/21/18	Morgan Stanley	AUD	550	$415,753	$429,071	$(13,318)
Brazilian Real,
Expiring 01/03/18	Morgan Stanley	BRL	480	144,361	144,615	(254)
British Pound,
Expiring 03/21/18	Morgan Stanley	GBP	805	1,081,331	1,089,870	(8,539)
Expiring 03/21/18	Morgan Stanley	GBP	105	141,043	142,157	(1,114)
Chilean Peso,
Expiring 03/21/18	Morgan Stanley	CLP	90,000	137,604	146,161	(8,557)
Expiring 03/21/18	Morgan Stanley	CLP	5,000	7,636	8,120	(484)
Colombian Peso,
Expiring 03/21/18	Morgan Stanley	COP	418,000	138,411	139,087	(676)
Danish Krone,
Expiring 03/21/18	Morgan Stanley	DKK	700	111,751	113,415	(1,664)
Euro,
Expiring 03/21/18	Morgan Stanley	EUR	1,690	2,006,137	2,037,903	(31,766)
Expiring 03/21/18	Morgan Stanley	EUR	240	284,895	289,406	(4,511)
Expiring 03/21/18	Morgan Stanley	EUR	10	11,869	12,058	(189)
Hong Kong Dollar,
Expiring 03/21/18	Morgan Stanley	HKD	1,540	197,366	197,431	(65)
Israeli Shekel,
Expiring 03/21/18	Morgan Stanley	ILS	40	11,427	11,535	(108)
Japanese Yen,
Expiring 03/22/18	Morgan Stanley	JPY	169,000	1,512,958	1,506,402	6,556
Expiring 03/22/18	Morgan Stanley	JPY	48,000	429,716	427,854	1,862
Expiring 03/22/18	Morgan Stanley	JPY	1,000	8,950	8,914	36
New Taiwanese Dollar,
Expiring 03/21/18	Morgan Stanley	TWD	5,700	191,758	192,479	(721)
New Zealand Dollar,
Expiring 03/21/18	Morgan Stanley	NZD	10	6,864	7,080	(216)

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Norwegian Krone,
Expiring 03/21/18	Morgan Stanley	NOK	350	$42,375	$42,726	$(351)
Singapore Dollar,
Expiring 03/21/18	Morgan Stanley	SGD	110	81,644	82,352	(708)
South Korean Won,
Expiring 03/21/18	Morgan Stanley	KRW	160,000	146,668	149,661	(2,993)
Swedish Krona,
Expiring 03/21/18	Morgan Stanley	SEK	1,425	170,229	174,592	(4,363)
Swiss Franc,
Expiring 03/21/18	Morgan Stanley	CHF	480	488,657	495,541	(6,884)
Expiring 03/21/18	Morgan Stanley	CHF	280	285,050	289,065	(4,015)
Expiring 03/21/18	Morgan Stanley	CHF	10	10,192	10,325	(133)

				$8,064,645	$8,147,820	(83,175)

						$(60,065)

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency	$35,560	$(95,625)	$(60,065)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$8,358,959	$—	$—
Unaffiliated Exchange Traded Funds	15,929,890	—	—
Unaffiliated Funds	12,959,583	—	—
Options Purchased	162,899	—	—
Other Financial Instruments*
Futures Contracts	99,298	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(60,065)	—

Total	$37,510,629	$(60,065)	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Unaffiliated Exchange Traded Funds	48.7%
Unaffiliated Funds	39.7
Affiliated Mutual Funds	25.6

Options Purchased	0.5%

114.5
Other assets in excess of liabilities	(14.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$78,839	*	Due from/to broker — variation margin futures	$15,244	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	35,560		Unrealized depreciation on OTC forward foreign currency exchange contracts	95,625
Interest rate contracts	Due from/to broker — variation margin futures	44,491	*	Due from/to broker — variation margin futures	8,788	*
Interest rate contracts	Unaffiliated investments	162,899		—	—

Total		$321,789			$119,657

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Forward Currency Contracts
Equity contracts	$—	$647,927	$—
Foreign exchange contracts	—	—	(203,814)
Interest rate contracts	(9,524)	(84,528)	—

Total	$(9,524)	$563,399	$(203,814)

(1)	Included in net realized gain (loss) on investments transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Forward Currency Contracts
Equity contracts	$—	$66,713	$—
Foreign exchange contracts	—	—	(194,534)
Interest rate contracts	(92,599)	60,445	—

Total	$(92,599)	$127,158	$(194,534)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follow:

Options Purchased(1)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)
$245,968	$29,935,621	$27,197,786	$2,085,008	$7,561,746

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$4,732,044	$(4,732,044)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Morgan Stanley	$35,560	$(95,625)	$(60,065)	$—	$(60,065)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $4,732,044:
Unaffiliated investments (cost $26,227,753)	$29,052,372
Affiliated investments (cost $8,358,959)	8,358,959
Deposit with broker for futures	183,657
Unrealized appreciation on OTC forward foreign currency exchange contracts	35,560
Receivable for fund share sold	29,086
Dividends receivable	158
Prepaid expenses	485

Total Assets	37,660,277

LIABILITIES:
Payable to broker for collateral for securities on loan	4,833,000
Unrealized depreciation on OTC forward foreign currency exchange contracts	95,625
Accrued expenses and other liabilities	27,106
Due to broker-variation margin futures	20,064
Management fees payable	1,628
Distribution fee payable	1,336
Affiliated transfer agent fee payable	365
Payable for fund share repurchased	130

Total Liabilities	4,979,254

NET ASSETS	$32,681,023

Net assets were comprised of:
Paid-in capital	$27,510,609
Retained earnings	5,170,414

Net assets, December 31, 2017	$32,681,023

Net asset value and redemption price per share, $32,681,023 / 2,600,055 outstanding shares of beneficial interest	$12.57

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income	$841,862
Affiliated dividend income	36,832
Income from securities lending, net (including affiliated income of $1,193)	1,561

880,255

EXPENSES
Management fees	223,319
Distribution fee	71,348
Custodian and accounting fees	73,232
Audit fee	44,227
Legal fees and expenses	11,605
Trustees’ fees	9,641
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,311
Shareholders’ reports	4,747
Miscellaneous	13,266

Total expenses	458,696
Less: management fee waivers and/or expense reimbursement	(228,642)
Less: distribution fee waiver	(11)

Net expenses	230,043

NET INVESTMENT INCOME (LOSS)	650,212

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(448))	362,971
Futures transactions	563,399
Forward currency contracts transactions	(203,814)
Foreign currency transactions	8,832

731,388

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,398)	3,026,854
Futures	127,158
Forward currency contracts	(194,534)
Foreign currencies	(622)

2,958,856

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	3,690,244

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,340,456

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$650,212	$326,631
Net realized gain (loss) on investment and foreign currency transactions	731,388	381,787
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,958,856	540,367

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,340,456	1,248,785

FUND SHARE TRANSACTIONS:
Fund share sold [485,908 and 651,422 shares, respectively]	5,712,076	6,664,524
Fund share repurchased [152,640 and 511,842 shares, respectively]	(1,784,526)	(5,172,090)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	3,927,550	1,492,434

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,268,006	2,741,219
NET ASSETS:
Beginning of year	24,413,017	21,671,798

End of year	$32,681,023	$24,413,017

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS — 98.0%
ASSET-BACKED SECURITIES — 21.2%
Collateralized Loan Obligations — 11.7%
Acis CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 3 Month LIBOR + 0.870%, 144A
2.224%(c)	04/18/24	3,008	$3,008,507
Series 2013-1A, Class B, 3 Month LIBOR + 1.950%, 144A
3.304%(c)	04/18/24	888	888,068
Series 2013-1A, Class C, 3 Month LIBOR + 2.950%, 144A
4.304%(c)	04/18/24	561	561,253
AIMCO CLO (Cayman Islands),
Series 2014-AA, Class AR, 3 Month LIBOR + 1.100%, 144A
2.463%(c)	07/20/26	4,050	4,059,780
Apex Credit CLO LLC (Cayman Islands),
Series 2017-2A, Class A, 3 Month LIBOR + 1.270%, 144A
2.895%(c)	09/20/29	8,150	8,187,500
Apidos CLO (Cayman Islands),
Series 2012-10A, Class A, 3 Month LIBOR + 1.420%, 144A
2.798%(c)	10/30/22	1,671	1,670,667
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-1A, Class AR2, 3 Month LIBOR + 1.260%, 144A
2.619%(c)	07/16/29	4,000	4,027,699
Atrium (Cayman Islands),
Series 10A, Class AR, 3 Month LIBOR + 0.950%, 144A
2.309%(c)	07/16/25	3,915	3,923,619
Birchwood Park CLO Ltd. (Cayman Islands),
Series 2014-1A, Class AR, 3 Month LIBOR + 1.180%, 144A
2.539%(c)	07/15/26	2,350	2,364,089
Catamaran CLO Ltd. (Cayman Islands),
Series 2013-1A, Class AR, 3 Month LIBOR + 0.850%, 144A
2.363%(c)	01/27/28	3,750	3,750,000
Chicago Fundamental Investment Partners CLO Ltd. (Cayman Islands),
Series 2017-1A, Class A, 3 Month LIBOR + 1.220%, 144A
2.616%(c)	01/18/30	8,000	8,000,248
Cutwater Ltd. (Cayman Islands),
Series 2014-1A, Class A1AR, 3 Month LIBOR + 1.250%, 144A
2.609%(c)	07/15/26	4,000	4,005,078
Halcyon Loan Advisors Funding Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 3 Month LIBOR + 1.150%, 144A
2.509%(c)	04/15/25	2,189	2,191,428
Series 2014-1A, Class A1R, 3 Month LIBOR + 1.130%, 144A
2.484%(c)	04/18/26	3,750	3,758,672
Mariner CLO LLC (Cayman Islands),
Series 2017-4A, Class A, 3 Month LIBOR + 1.210%, 144A
2.581%(c)	10/26/29	8,050	8,048,414
MidOcean Credit CLO (Cayman Islands),
Series 2014-3A, Class A, 3 Month LIBOR + 1.460%, 144A
2.823%(c)	07/21/26	700	700,201

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Mountain View CLO Ltd. (Cayman Islands),
Series 2014-1A, Class AR, 3 Month LIBOR + 1.240%, 144A
2.599%(c)	10/15/26	3,200	$3,214,141
Oaktree CLO Ltd. (Cayman Islands),
Series 2014-2A, Class A1AR, 3 Month LIBOR + 1.220%, 144A
2.583%(c)	10/20/26	2,300	2,304,761
OCP CLO Ltd. (Cayman Islands),
Series 2012-2A, Class A1R, 3 Month LIBOR + 1.400%, 144A
2.846%(c)	11/22/25	2,450	2,466,751
Octagon Investment Partners 24 Ltd. (Cayman Islands),
Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A
2.341%(c)	05/21/27	8,150	8,153,963
OHA Credit Partners Ltd. (Cayman Islands),
Series 2013-8A, Class A, 3 Month LIBOR + 1.120%, 144A
2.483%(c)	04/20/25	6,289	6,300,532
Sound Point CLO Ltd. (Cayman Islands),
Series 2016-1A, Class A, 3 Month LIBOR + 1.650%, 144A
3.013%(c)	07/20/28	7,650	7,714,164
Series 2016-1A, Class B1, 3 Month LIBOR + 2.400%, 144A
3.763%(c)	07/20/28	1,550	1,567,815
Staniford Street CLO Ltd. (Cayman Islands),
Series 2014-1A, Class AR, 3 Month LIBOR + 1.180%, 144A
2.768%(c)	06/15/25	2,750	2,756,535
Venture VIII CDO Ltd.,
Series 2007-8A, Class A2A, 3 Month LIBOR + 0.220%, 144A
1.583%(c)	07/22/21	18	18,375

			93,642,260

Home Equity Loans — 0.5%
Citigroup Mortgage Loan Trust,
Series 2006-HE2, Class M1, 1 Month LIBOR + 0.290%
1.842%(c)	08/25/36	2,400	2,335,287
Soundview Home Loan Trust,
Series 2007-NS1, Class A3, 1 Month LIBOR + 0.200%
1.752%(c)	01/25/37	1,564	1,530,636

			3,865,923

Other — 0.1%
Invitation Homes Trust,
Series 2015-SFR2, Class D, 1 Month LIBOR + 2.300%, 144A
3.791%(c)	06/17/32	800	805,224

Residential Mortgage-Backed Securities — 0.8%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2005-R11, Class M2, 1 Month LIBOR + 0.470%
2.022%(c)	01/25/36	2,200	2,168,405
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-WF3, Class M1, 1 Month LIBOR + 0.250%
1.802%(c)	09/25/36	4,600	4,488,579

			6,656,984

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Student Loans — 8.1%
Access Group, Inc.,
Series 2015-1, Class A, 1 Month LIBOR + 0.700%, 144A
2.252%(c)	07/25/56	1,056	$1,060,646
Bank of America Student Loan Trust,
Series 2010-1A, Class A, 3 Month LIBOR + 0.800%, 144A
2.167%(c)	02/25/43	736	740,014
ECMC Group Student Loan Trust,
Series 2017-1A, Class A, 1 Month LIBOR + 1.200%, 144A
2.752%(c)	12/27/66	6,085	6,164,075
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2, 1 Month LIBOR + 0.800%, 144A
2.352%(c)	04/26/32	5,850	5,762,866
Higher Education Funding I,
Series 2014-1, Class A, 3 Month LIBOR + 1.050%, 144A
2.512%(c)	05/25/34	2,909	2,910,627
Montana Higher Education Student Assistance Corp.,
Series 2012-1, Class A3, 1 Month LIBOR + 1.050%
2.333%(c)	07/20/43	2,150	2,181,939
Navient Student Loan Trust,
Series 2017-2A, Class A, 1 Month LIBOR + 1.050%, 144A
2.602%(c)	12/27/66	6,449	6,526,296
Series 2017-5A, Class A, 1 Month LIBOR + 0.800%, 144A
2.352%(c)	07/26/66	7,720	7,746,003
Nelnet Student Loan Trust,
Series 2006-1, Class A6, 3 Month LIBOR + 0.450%, 144A
1.904%(c)	08/23/36	3,700	3,615,014
Series 2006-2, Class A7, 3 Month LIBOR + 0.580%, 144A
1.947%(c)	01/25/37	4,150	4,084,492
New Hampshire Higher Education Loan Corp.,
Series 2011-1, Class A3, 3 Month LIBOR + 0.850%
2.217%(c)	10/25/37	2,500	2,489,450
North Carolina State Education Assistance Authority,
Series 2010-1, Class A1, 3 Month LIBOR + 0.900%
2.138%(c)	07/25/41	1,434	1,438,123
PHEAA Student Loan Trust,
Series 2016-1A, Class A, 1 Month LIBOR + 1.150%, 144A
2.702%(c)	09/25/65	3,442	3,499,931
Scholar Funding Trust,
Series 2010-A, Class A, 3 Month LIBOR + 0.750%, 144A
2.128%(c)	10/28/41	1,040	1,032,028
SLM Student Loan Trust,
Series 2003-1, Class A5A, 3 Month LIBOR + 0.110%, 144A
1.698%(c)	12/15/32	2,510	2,425,987
Series 2004-8A, Class A6, 3 Month LIBOR + 0.630%, 144A
1.997%(c)	01/25/40	1,850	1,849,990
Series 2005-5, Class A5, 3 Month LIBOR + 0.750%
2.117%(c)	10/25/40	800	794,887
Series 2007-2, Class A4, 3 Month LIBOR + 0.060%
1.427%(c)	07/25/22	3,150	3,061,743
Series 2008-2, Class A3, 3 Month LIBOR + 0.750%
2.117%(c)	04/25/23	186	186,193
Series 2008-4, Class A4, 3 Month LIBOR + 1.650%
3.017%(c)	07/25/22	1,062	1,088,611
Series 2008-5, Class A4, 3 Month LIBOR + 1.700%
3.067%(c)	07/25/23	3,644	3,759,087

Interest Rate	Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
SunTrust Student Loan Trust,
Series 2006-1A, Class A4, 3 Month LIBOR + 0.190%, 144A
1.568%(c)	10/28/37		2,517	$2,397,480

				64,815,482

TOTAL ASSET-BACKED SECURITIES (cost $166,405,384)				169,785,873

CORPORATE BONDS — 22.2%
Belgium — 0.8%
Anheuser-Busch InBev Finance, Inc.,
Gtd. Notes
2.650%	02/01/21		2,200	2,211,039
3.300%	02/01/23		600	613,976
3.650%	02/01/26		3,000	3,095,933
KBC Group NV,
Jr. Sub. Notes
5.625%	03/29/49	EUR	300	375,468

				6,296,416

Brazil — 0.1%
Petrobras Global Finance BV,
Gtd. Notes
6.850%	06/05/15		560	539,000
8.750%	05/23/26		60	71,700
Gtd. Notes, 144A
5.999%	01/27/28		92	92,230

				702,930

China — 0.1%
China Evergrande Group,
Sr. Sec’d. Notes
8.750%	06/28/25		640	663,320
Kaisa Group Holdings Ltd.,
Gtd. Notes
9.375%	06/30/24		200	194,910

				858,230

France — 1.1%
BNP Paribas SA,
Sub. Notes, MTN, 144A
4.375%	09/28/25		250	261,228
4.375%	05/12/26		750	784,247
Credit Agricole SA,
Sr. Unsec’d. Notes, MTN, 144A
3.375%	01/10/22		1,000	1,015,600
Dexia Credit Local SA,
Gov’t. Liquid Gtd. Notes, EMTN
1.125%	06/15/22	GBP	2,600	3,503,243
Gov’t. Liquid Gtd. Notes, MTN, 144A
1.875%	03/28/19		3,700	3,682,331

				9,246,649

Germany — 4.0%
Deutsche Bank AG,
Sr. Unsec’d. Notes
2.700%	07/13/20		3,300	3,283,838
Sr. Unsec’d. Notes, GMTN
2.850%	05/10/19		150	150,500

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Germany (continued)
3.125%	01/13/21		100	$100,589
innogy Finance BV,
Gtd. Notes, EMTN
6.250%	06/03/30	GBP	900	1,663,106
Kreditanstalt fuer Wiederaufbau,
Gov’t. Gtd. Notes
1.625%	01/15/21	EUR	4,500	5,723,629
3.500%	07/04/21	EUR	7,800	10,594,417
5.500%	01/22/18	EUR	9,060	10,905,547

				32,421,626

India — 0.1%
Reliance Industries Ltd.,
Sr. Unsec’d. Notes, 144A
3.667%	11/30/27		490	484,729

Japan — 0.1%
Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes
2.950%	03/01/21		1,050	1,059,582

Luxembourg — 0.1%
Altice Financing SA,
Sr. Sec’d. Notes, 144A
6.625%	02/15/23		800	837,680

Mexico — 0.2%
Petroleos Mexicanos,
Gtd. Notes, EMTN
5.125%	03/15/23	EUR	610	851,683
Trust F/1401,
Sr. Unsec’d. Notes
5.250%	12/15/24		400	424,500

				1,276,183

Netherlands — 1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
3.500%	05/26/22		2,050	2,080,463
3.750%	05/15/19		2,050	2,082,444
4.625%	07/01/22		1,900	2,012,839
ING Bank NV,
Sub. Notes, 144A
5.800%	09/25/23		1,100	1,234,459
Sub. Notes, EMTN
4.125%	11/21/23		350	353,473
NN Group NV,
Sub. Notes
4.625%	04/08/44	EUR	300	417,138

				8,180,816

Norway — 2.3%
DNB Boligkreditt A/S,
Covered Bonds, EMTN
1.000%	01/22/18	EUR	15,100	18,130,508

Switzerland — 0.6%
Cloverie PLC for Zurich Insurance Co. Ltd.,
Sub. Notes, EMTN
5.625%	06/24/46		1,100	1,208,680

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Switzerland (continued)
Glencore Funding LLC,
Gtd. Notes, 144A
4.125%	05/30/23		1,850	$1,913,825
UBS Group Funding Switzerland AG,
Gtd. Notes, 144A
4.125%	09/24/25		1,500	1,574,181

				4,696,686

United Kingdom — 1.9%
Aviva PLC,
Jr. Sub. Notes
5.902%	07/27/20	GBP	750	1,097,670
6.125%	09/29/22	GBP	300	464,788
Sub. Notes
6.125%	11/14/36	GBP	150	244,891
Sub. Notes, EMTN
5.125%	06/04/50	GBP	100	152,061
6.125%	07/05/43	EUR	300	447,040
Barclays Bank PLC,
Sub. Notes
10.179%	06/12/21		750	914,050
Sub. Notes, EMTN
10.000%	05/21/21	GBP	650	1,101,281
Barclays PLC,
Sr. Unsec’d. Notes
3.684%	01/10/23		900	913,300
BAT Capital Corp.,
Gtd. Notes, 144A
3.222%	08/15/24		700	699,972
3.557%	08/15/27		1,050	1,051,362
BAT International Finance PLC,
Gtd. Notes, 144A
3.950%	06/15/25		250	260,433
Gtd. Notes, EMTN
1.250%	03/13/27	EUR	950	1,114,311
BP Capital Markets PLC,
Gtd. Notes
3.017%	01/16/27		150	148,659
3.814%	02/10/24		200	210,252
Cadent Finance PLC,
Gtd. Notes, EMTN
0.625%	09/22/24	EUR	1,300	1,525,245
GKN Holdings PLC,
Sr. Unsec’d. Notes, EMTN
5.375%	09/19/22	GBP	100	154,744
HSBC Bank PLC,
Sr. Unsec’d. Notes, EMTN, 144A
17.738%(s)	06/07/18	EGP	11,000	573,445
Reynolds American, Inc.,
Gtd. Notes
4.000%	06/12/22		400	417,932
5.850%	08/15/45		1,600	1,998,031
Santander UK PLC,
Covered Bonds, EMTN
4.375%	01/24/18	EUR	1,200	1,443,683

				14,933,150

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
United States — 9.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.450%	05/14/46			750	$815,251
Allergan Funding SCS,
Gtd. Notes
3.000%	03/12/20			250	252,249
Amazon.com, Inc.,
Sr. Unsec’d. Notes, 144A
3.875%	08/22/37			2,700	2,864,968
American International Group, Inc.,
Sr. Unsec’d. Notes
3.875%	01/15/35			350	351,320
4.800%	07/10/45			450	504,694
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24			50	49,793
6.450%	09/15/36			750	918,609
AT&T, Inc.,
Sr. Unsec’d. Notes
2.800%	02/17/21			1,800	1,807,968
3.000%	06/30/22			250	250,444
3.200%	03/01/22			1,300	1,314,028
3.900%	08/14/27			150	151,002
5.450%	03/01/47			750	801,579
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
3.500%	04/19/26			1,900	1,942,566
Sr. Unsec’d. Notes, MTN
3.248%	10/21/27			1,250	1,240,399
3.824%	01/20/28			1,850	1,913,585
3.875%	08/01/25	(a)		2,050	2,162,399
Sub. Notes
6.110%	01/29/37			275	351,575
Sub. Notes, MTN
4.183%	11/25/27			1,550	1,618,613
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
2.894%	06/06/22			1,550	1,540,304
3.363%	06/06/24			1,650	1,654,610
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes, 144A
3.000%	01/15/22			500	495,765
3.625%	01/15/24			650	646,350
Buckeye Partners LP,
Sr. Unsec’d. Notes
4.150%	07/01/23			1,550	1,592,229
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20			400	407,456
4.908%	07/23/25			1,100	1,169,504
Citigroup Global Markets Holdings, Inc.,
Gtd. Notes, GMTN, 144A
13.912%(s)	05/10/18		EGP	25,850	1,366,284
Gtd. Notes, MTN, 144A
16.909%(s)	11/01/18		EGP	13,000	637,490
18.098%(s)	05/03/18		EGP	59,660	3,164,211

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
United States (continued)
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.200%	10/21/26			1,400	$1,389,062
Comcast Corp.,
Gtd. Notes
6.400%	03/01/40			650	885,597
Devon Energy Corp.,
Sr. Unsec’d. Notes
3.250%	05/15/22	(a)		150	152,579
4.750%	05/15/42			600	635,338
5.000%	06/15/45			300	334,664
5.600%	07/15/41			50	58,934
Enterprise Products Operating LLC,
Gtd. Notes
2.850%	04/15/21			700	705,839
3.750%	02/15/25			300	309,329
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22			950	968,145
Sr. Unsec’d. Notes
3.400%	04/15/26			1,000	1,000,332
3.950%	06/15/25			1,000	1,042,134
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
1.100%	07/15/24		EUR	800	951,967
Forest Laboratories LLC,
Gtd. Notes, 144A
5.000%	12/15/21			600	641,686
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.150%	03/01/47			800	850,941
HCP, Inc.,
Sr. Unsec’d. Notes
4.250%	11/15/23			700	734,706
5.375%	02/01/21			94	100,946
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.300%	04/01/26			1,800	1,814,191
JPMorgan Chase Bank NA,
Gtd. Notes, EMTN, 144A
19.149%(s)	02/15/18		EGP	16,825	921,126
Sr. Unsec’d. Notes, EMTN, 144A
20.338%(s)	07/26/18		EGP	17,400	889,034
Unsec’d. Notes, EMTN, 144A
18.667%(s)	05/17/18		EGP	11,625	608,913
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.950%	09/01/22			1,780	1,837,003
4.250%	09/01/24			250	258,920
4.300%	05/01/24			50	52,058
Kinder Morgan, Inc.,
Gtd. Notes
4.300%	06/01/25			1,050	1,093,712
Gtd. Notes, 144A
5.000%	02/15/21			200	212,201
Kraft Heinz Foods Co.,
Gtd. Notes
2.800%	07/02/20			200	201,153

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
United States (continued)
Kroger Co. (The),
Sr. Unsec’d. Notes
2.800%	08/01/22			1,700	$1,693,829
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.750%	12/09/20			100	101,037
MetLife, Inc.,
Sr. Unsec’d. Notes
3.600%	04/10/24			110	115,079
4.368%	09/15/23			500	539,859
Morgan Stanley,
Sr. Unsec’d. Notes
3.625%	01/20/27			1,200	1,228,145
Sr. Unsec’d. Notes, GMTN
2.375%	03/31/21		EUR	150	192,340
3.700%	10/23/24			1,750	1,808,323
Sr. Unsec’d. Notes, MTN
3.125%	07/27/26			900	887,697
4.300%	01/27/45			200	215,716
5.625%	09/23/19			400	421,526
Mylan NV,
Gtd. Notes
3.950%	06/15/26	(a)		1,250	1,260,459
Oracle Corp.,
Sr. Unsec’d. Notes
3.250%	11/15/27			650	661,027
3.800%	11/15/37			800	839,016
4.000%	11/15/47			800	851,907
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
4.500%	12/15/26	(a)		1,550	1,571,235
4.700%	06/15/44			650	607,654
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	03/01/25			1,200	1,323,611
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
7.000%	08/15/20			2,350	2,491,000
Sysco Corp.,
Gtd. Notes
3.300%	07/15/26			2,400	2,415,053
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.875%	12/15/21			850	860,821
Ventas Realty LP,
Gtd. Notes
3.750%	05/01/24			250	256,686
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.450%	11/01/22			1,150	1,127,255
2.946%	03/15/22			1,412	1,420,601
3.125%	03/16/22			1,250	1,267,382
3.450%	03/15/21			200	206,096
5.150%	09/15/23			1,400	1,557,701

					76,556,810

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Venezuela — 0.2%
Petroleos de Venezuela SA,
Gtd. Notes(d)
5.375%	04/12/27	1,800	$418,500
6.000%	10/28/22	6,910	1,261,075

			1,679,575

TOTAL CORPORATE BONDS (cost $174,881,693)			177,361,570

MUNICIPAL BONDS — 0.2%
Puerto Rico
Commonwealth of Puerto Rico (Puerto Rico),
General Obligation Unlimited,(d)
6.000%	07/01/39	1,120	252,000
6.000%	07/01/39	100	22,500
8.000%	07/01/35	590	140,125
Puerto Rico Commonwealth Aqueduct & Sewer Authority (Puerto Rico),
Revenue Bonds,
5.000%	07/01/33	5	3,081
5.250%	07/01/42	855	526,894
6.000%	07/01/38	5	3,181
Puerto Rico Sales Tax Financing Corp. (Puerto Rico),
Revenue Bonds,(d)
5.250%	08/01/41	430	41,925
5.375%	08/01/39	3,150	307,125
5.500%	08/01/28	25	2,438
6.000%	08/01/42	75	7,312
6.500%	08/01/44	2,605	253,987
6.750%	08/01/32	915	89,213

TOTAL MUNICIPAL BONDS (cost $5,065,902)			1,649,781

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 3.9%
Citigroup Mortgage Loan Trust,
Series 2007-AR5, Class 1A2A
3.495%(cc)	04/25/37	1,366	1,236,075
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A, 1 Month LIBOR + 0.200%
1.695%(c)	10/19/36	2,677	2,411,303
Fannie Mae Connecticut Avenue Securities,
Series 2016-C04, Class 1M2, 1 Month LIBOR + 4.250%
5.802%(c)	01/25/29	470	532,573
Fannie Mae REMICS,
Series 2013-121, Class SA, IO, 1 Month LIBOR x (1) + 6.100%
4.548%(c)	12/25/43	5,452	816,601
Series 2014-73, Class SA, IO, 1 Month LIBOR x (1) + 6.150%
4.598%(c)	11/25/44	13,895	2,359,646
Series 2015-28, Class PS, IO, 1 Month LIBOR x (1) + 5.600%
4.048%(c)	08/25/44	2,314	343,003
Series 2016-69, Class BS, IO, 1 Month LIBOR x (1) + 6.100%
4.548%(c)	10/25/46	8,958	1,291,616

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac REMICS,
Series 3933, Class SK, IO, 1 Month LIBOR x (1) + 5.950%
4.473%(c)	10/15/41	8,689	$1,141,176
Series 4059, Class SP, IO, 1 Month LIBOR x (1) + 6.550%
5.073%(c)	06/15/42	1,904	350,591
Series 4248, Class S, IO, 1 Month LIBOR x (1) + 6.000%
4.523%(c)	09/15/43	795	124,407
Series 4286, Class SN, IO, 1 Month LIBOR x (1) + 6.000%
4.523%(c)	12/15/43	16,297	2,784,031
Series 4320, Class SD, IO, 1 Month LIBOR x (1) + 6.100%
4.623%(c)	07/15/39	1,494	219,504
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DN1, Class M3, 1 Month LIBOR + 4.150%
5.702%(c)	01/25/25	323	349,191
Series 2015-HQA2, Class M3, 1 Month LIBOR + 4.800%
6.352%(c)	05/25/28	1,770	2,082,578
Series 2016-DNA3, Class M3, 1 Month LIBOR + 5.000%
6.552%(c)	12/25/28	650	757,093
Series 2016-DNA4, Class M3, 1 Month LIBOR + 3.800%
5.352%(c)	03/25/29	400	446,466
Government National Mortgage Assoc.,
Series 2013-113, Class SD, IO, 1 Month LIBOR x (1) + 6.700%
5.209%(c)	08/16/43	191	31,539
Series 2013-124, Class CS, IO, 1 Month LIBOR x (1) + 6.050%
4.549%(c)	08/20/43	3,056	434,057
Series 2014-117, Class SJ, IO, 1 Month LIBOR x (1) + 5.600%
4.099%(c)	08/20/44	8,811	1,161,033
Series 2014-158, Class SA, IO, 1 Month LIBOR x (1) + 5.600%
4.109%(c)	10/16/44	4,255	588,301
Series 2015-126, Class IM, IO
4.000%	09/20/45	1,338	219,604
Series 2015-126, Class IQ, IO
4.000%	09/20/45	1,338	219,604
Series 2016-109, Class IH, IO
4.000%	10/20/45	2,184	353,409
GreenPoint MTA Trust,
Series 2005-AR1, Class A2, 1 Month LIBOR + 0.440%
1.992%(c)	06/25/45	1,745	1,665,855
Impac Secured Assets Trust,
Series 2007-1, Class A2, 1 Month LIBOR + 0.160%
1.712%(c)	03/25/37	410	371,645
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR8, Class A3A, 1 Month LIBOR + 0.230%
1.782%(c)	07/25/46	2,321	2,180,565
Mortgage Repurchase Agreement Financing Trust,
Series 2017-1, Class A1, 1 Month LIBOR + 0.850%, 144A
2.282%(c)	07/10/19	1,100	1,100,080
Station Place Securitization Trust,
Series 2015-2, Class A, 1 Month LIBOR + 1.050%, 144A^
2.522%(c)	05/15/18	1,350	1,350,000
Structured Asset Mortgage Investments Trust,
Series 2006-AR1, Class 2A1, 1 Month LIBOR + 0.230%
1.782%(c)	02/25/36	359	339,694

Interest Rate	Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates Trust,
Series 2006-AR11, Class 2A, Cost of Funds for the 11th District of San Francisco + 1.500%
2.237%(c)	09/25/46		1,141	$1,137,066
Series 2006-AR9, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.000%
2.063%(c)	08/25/46		2,650	2,472,024

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $30,646,002)				30,870,330

SOVEREIGN BONDS — 36.5%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
2.260%(cc)	12/31/38	EUR	60	52,553
2.500%	12/31/38		120	88,218
3.375%	01/15/23	EUR	610	746,135
5.250%	01/15/28	EUR	530	661,063
6.250%	11/09/47	EUR	110	133,723
Sr. Unsec’d. Notes, 144A
7.125%	06/28/2117		1,550	1,597,275
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
1.750%	11/21/20	AUD	1,415	1,092,158
3.250%	04/21/25	AUD	10,085	8,242,121
Brazil Notas do Tesouro Nacional (Brazil),
Notes
10.000%	01/01/27	BRL	2,346	699,660
Canada Housing Trust No. 1 (Canada),
Gov’t. Gtd. Notes, 144A
2.350%	12/15/18	CAD	1,800	1,443,143
Canadian Government Bond (Canada),
Bonds
2.750%	12/01/48	CAD	2,070	1,822,983
3.500%	06/01/20	CAD	6,010	4,980,507
Denmark Government Bond (Denmark),
Bonds
4.500%	11/15/39	DKK	4,255	1,157,773
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
6.850%	01/27/45		1,230	1,381,598
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
9.625%	06/02/27		390	446,550
Sr. Unsec’d. Notes, 144A
8.875%	10/23/27		1,170	1,287,000
9.625%	06/02/27		200	229,000
European Financial Stability Facility (Supranational Bank),
Gov’t. Gtd. Notes, EMTN
0.400%	05/31/26	EUR	2,500	2,974,347
1.250%	02/05/18	EUR	12,300	14,782,905
2.350%	07/29/44	EUR	1,000	1,446,842
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, 144A
3.375%	04/15/20	EUR	2,060	2,689,728
French Republic Government Bond OAT (France),
Bonds
0.700%(s)	02/25/18	EUR	13,620	16,353,315
2.750%	10/25/27	EUR	7,000	10,056,150

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
4.500%	04/25/41	EUR	1,400	$2,680,940
Bonds, 144A
1.750%	05/25/66	EUR	1,870	2,124,078
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, MTN
4.125%	01/15/25		1,210	1,256,186
5.875%	01/15/24		200	227,422
Sr. Unsec’d. Notes, MTN, 144A
4.750%	01/08/26		1,800	1,955,416
Ireland Government Bond (Ireland),
Bonds
5.400%	03/13/25	EUR	1,620	2,625,545
Israel Government Bond (Israel),
Bonds
1.750%	08/31/25	ILS	2,680	790,985
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
0.750%	01/15/18	EUR	6,280	7,538,034
1.450%	11/15/24	EUR	6,840	8,233,507
1.500%	08/01/19	EUR	4,470	5,506,149
2.050%	08/01/27	EUR	6,470	7,806,549
5.000%	09/01/40	EUR	740	1,160,574
Bonds, 144A
2.800%	03/01/67	EUR	2,290	2,376,562
Japan Government Five Year Bond (Japan),
Sr. Unsec’d. Notes
0.100%	06/20/20	JPY	285,750	2,549,750
0.100%	12/20/20	JPY	3,094,800	27,645,140
0.100%	09/20/21	JPY	756,000	6,761,562
Japan Government Forty Year Bond (Japan),
Sr. Unsec’d. Notes
1.400%	03/20/55	JPY	161,400	1,642,548
Japan Government Ten Year Bond (Japan),
Sr. Unsec’d. Notes
0.100%	06/20/26	JPY	725,750	6,494,359
0.100%	09/20/26	JPY	783,150	7,004,805
0.100%	09/20/27	JPY	127,050	1,134,085
Japan Government Thirty Year Bond (Japan),
Sr. Unsec’d. Notes
1.400%	09/20/45	JPY	985,900	10,124,211
Japan Government Twenty Year Bond (Japan),
Sr. Unsec’d. Notes
0.600%	09/20/37	JPY	198,100	1,770,285
1.200%	03/20/35	JPY	2,329,350	23,331,539
Japanese Government CPI Linked Bond (Japan),
Sr. Unsec’d. Notes
0.100%	03/10/25	JPY	1,230,300	11,548,633
0.100%	03/10/26	JPY	1,114,700	10,492,703
Kingdom of Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes
3.750%	06/22/45	EUR	1,140	2,029,327
Sr. Unsec’d. Notes, 144A
0.800%	06/22/27	EUR	1,500	1,826,962
Mexican Bonos (Mexico),
Bonds
6.500%	06/10/21	MXN	6,226	305,845
6.500%	06/09/22	MXN	23,382	1,138,268
8.000%	11/07/47	MXN	66	3,404
10.000%	12/05/24	MXN	31,978	1,833,154
Sr. Unsec’d. Notes

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
7.750%	11/23/34	MXN	93	$4,748
8.000%	12/07/23	MXN	2,489	128,652
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
4.650%	12/18/18	CAD	1,300	1,064,521
Unsec’d. Notes
2.850%	06/18/25	CAD	3,800	3,104,875
Province of Ontario (Canada),
Notes
2.600%	06/02/25	CAD	5,000	4,001,591
4.650%	06/02/41	CAD	2,700	2,768,069
Republic of Austria Government Bond (Austria),
Sr. Unsec’d. Notes, 144A
4.150%	03/15/37	EUR	1,140	2,078,563
Sr. Unsec’d. Notes, EMTN, 144A
2.100%	09/20/2117	EUR	300	383,848
South Africa Government Bond (South Africa),
Bonds
6.500%	02/28/41	ZAR	1,150	65,603
7.000%	02/28/31	ZAR	9,700	652,835
8.250%	03/31/32	ZAR	22,250	1,646,025
8.750%	01/31/44	ZAR	1,110	80,762
8.875%	02/28/35	ZAR	14,090	1,070,504
Spain Government Bond (Spain),
Bonds
0.050%	01/31/21	EUR	2,990	3,593,231
Bonds, 144A
5.400%	01/31/23	EUR	3,470	5,201,994
Sr. Unsec’d. Notes, 144A
3.450%	07/30/66	EUR	1,100	1,413,476
5.900%	07/30/26	EUR	4,700	7,752,953
Swiss Confederation Government Bond (Switzerland),
Bonds
2.250%	07/06/20	CHF	900	993,237
4.000%	04/08/28	CHF	300	436,739
Thailand Government Bond (Thailand),
Sr. Unsec’d. Notes
1.875%	06/17/22	THB	115,260	3,550,546
United Kingdom Gilt (United Kingdom),
Bonds
3.500%	07/22/68	GBP	1,720	3,876,974
Unsec’d. Notes
3.500%	01/22/45	GBP	900	1,659,847
4.500%	09/07/34	GBP	5,570	10,691,639
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
6.000%	12/09/20		170	37,825
9.250%	05/07/28		580	117,450

TOTAL SOVEREIGN BONDS (cost $282,682,396)				292,659,781

U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.3%
Federal Home Loan Bank
2.625%	09/12/25		3,700	3,702,464
Federal Home Loan Mortgage Corp.
4.000%	06/01/40		18	18,773
4.000%	02/01/41		118	124,003
4.000%	02/01/41		67	70,793

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	11/01/41	13	$14,027
Federal National Mortgage Assoc.
3.000%	TBA	1,000	1,000,000
3.500%	TBA	20,000	20,534,376
4.000%	TBA	4,000	4,182,955
4.500%	TBA	1,000	1,063,906
4.500%	01/01/48	4,000	4,259,219
5.000%	02/01/38	20	21,653
5.000%	02/01/38	16	17,286
Government National Mortgage Assoc.
4.000%	10/20/43	6,116	6,443,759
4.000%	05/20/45	71	74,992
4.000%	07/20/45	4,978	5,217,039
4.000%	08/20/45	2,676	2,801,540
4.000%	09/20/45	2,443	2,560,557
4.000%	10/20/45	3,386	3,548,240
4.000%	11/20/45	1,095	1,147,439
4.000%	01/20/46	4,476	4,695,722
4.000%	02/20/46	2,773	2,908,822
4.000%	03/20/46	4,187	4,400,541
4.000%	06/20/47	11,443	11,940,397
4.000%	07/20/47	2,876	3,000,891
4.000%	08/20/47	979	1,025,571
4.000%	12/20/47	2,000	2,095,624
4.000%	TBA	11,000	11,466,641

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $98,816,413)			98,337,230

U.S. TREASURY OBLIGATIONS — 1.7%
U.S. Treasury Bonds
2.750%	11/15/47	1,960	1,963,216
U.S. Treasury Inflation Indexed Bonds, TIPS
0.250%	01/15/25	5,900	6,090,339
0.375%	01/15/27	4,250	4,308,785
U.S. Treasury Strips Coupon
2.341%(s)	11/15/36	2,230	1,339,573

TOTAL U.S. TREASURY OBLIGATIONS (cost $13,787,005)			13,701,913

TOTAL LONG-TERM INVESTMENTS (cost $772,284,795)			784,366,478

		Shares
SHORT-TERM INVESTMENTS — 3.3%
AFFILIATED MUTUAL FUNDS — 0.6%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)		2,592,030	2,592,030
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $2,558,758; includes $2,555,715 of cash collateral for securities on loan)(b)(w)		2,558,518	2,558,517

TOTAL AFFILIATED MUTUAL FUNDS (cost $5,150,788)			5,150,547

Interest Rate	Maturity Date	Principal Amount (000)#		Value
FOREIGN TREASURY OBLIGATIONS — 2.7%
Brazil Letras do Tesouro Nacional
9.044%(s)	10/01/19	BRL	19,780	$5,234,249
Japan Treasury Discount Bill
0.182%(s)	03/19/18	JPY	1,811,900	16,085,652

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $21,418,995)				21,319,901

OPTION PURCHASED~* — 0.0%
(cost $31,884)				88,406

TOTAL SHORT-TERM INVESTMENTS (cost $26,601,667)				26,558,854

TOTAL INVESTMENTS — 101.3% (cost $798,886,462)				810,925,332
Liabilities in excess of other assets(z) — (1.3)%				(10,045,261)

NET ASSETS — 100.0%				$800,880,071

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1,350,000 and 0.2% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,504,606; cash collateral of $2,555,715 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments at market value:

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
1 Year Euro Dollar Midcurve Futures	Put	06/15/18	$98.00	115	115	$88,406

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions:
22	3 Year Australian Treasury Bonds	Mar. 2018	$5,164,380	$5,164,380	$—
151	5 Year Euro-Bobl	Mar. 2018	23,969,692	23,844,680	(125,012)
198	5 Year U.S.Treasury Notes	Mar. 2018	22,984,433	23,000,484	16,051
19	10 Year Canadian Government Bonds	Mar. 2018	2,073,409	2,037,247	(36,162)
46	10 Year Euro-Bund.	Mar. 2018	8,975,379	8,923,594	(51,785)
14	10 Year Japanese Bonds	Mar. 2018	18,745,773	18,734,591	(11,182)
38	10 Year U.K. Gilt	Mar. 2018	6,382,969	6,421,408	38,439
40	10 Year U.S. Ultra Treasury Notes	Mar. 2018	5,357,188	5,342,500	(14,688)
107	20 Year U.S. Treasury Bonds	Mar. 2018	16,399,354	16,371,000	(28,354)
19	30 Year Euro Buxl	Mar. 2018	3,807,689	3,735,530	(72,159)
138	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	23,008,321	23,136,563	128,242
245	Euro Schatz. DUA Index	Mar. 2018	32,954,652	32,916,437	(38,215)

					(194,825)

Short Position:
21	10 Year U.S. Treasury Notes	Mar. 2018	2,604,656	2,604,984	(328)

					$(195,153)

Cash and foreign currency of $1,794,658 has been segregated with Credit Suisse First Boston Corp. to cover requirements for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/02/18	Morgan Stanley	ARS	5,818	$327,800	$311,664	$(16,136)
Expiring 01/02/18	Morgan Stanley	ARS	2,970	167,342	159,060	(8,282)
Expiring 01/08/18	Morgan Stanley	ARS	21,472	1,166,967	1,146,100	(20,867)
Expiring 01/08/18	Morgan Stanley	ARS	6,004	327,982	320,454	(7,528)
Expiring 01/08/18	Morgan Stanley	ARS	3,774	212,962	201,424	(11,538)
Expiring 01/08/18	Morgan Stanley	ARS	2,966	162,329	158,300	(4,029)
Expiring 01/22/18	Morgan Stanley	ARS	26,543	1,450,336	1,405,227	(45,109)
Expiring 01/29/18	Morgan Stanley	ARS	6,326	343,880	333,550	(10,330)
Expiring 01/29/18	Morgan Stanley	ARS	5,894	327,560	310,812	(16,748)
Expiring 01/31/18	Morgan Stanley	ARS	17,135	915,795	902,606	(13,189)
Expiring 01/31/18	Morgan Stanley	ARS	7,923	425,097	417,349	(7,748)
Expiring 01/31/18	Morgan Stanley	ARS	3,127	168,118	164,717	(3,401)
Expiring 01/31/18	Morgan Stanley	ARS	1,054	56,472	55,538	(934)
Expiring 02/01/18	Morgan Stanley	ARS	12,005	643,593	632,033	(11,560)
Expiring 02/01/18	Morgan Stanley	ARS	7,982	428,440	420,237	(8,203)
Expiring 02/02/18	Morgan Stanley	ARS	17,406	916,000	915,944	(56)
Expiring 02/09/18	Morgan Stanley	ARS	23,936	1,279,338	1,255,121	(24,217)
Expiring 02/15/18	Morgan Stanley	ARS	38,361	2,053,035	2,005,382	(47,653)
Expiring 02/15/18	Morgan Stanley	ARS	18,509	987,135	967,578	(19,557)
Expiring 02/15/18	Morgan Stanley	ARS	11,287	601,647	590,041	(11,606)
Expiring 02/20/18	Morgan Stanley	ARS	28,336	1,520,566	1,477,564	(43,002)
Expiring 02/21/18	Morgan Stanley	ARS	15,094	804,815	786,694	(18,121)
Expiring 02/27/18	Morgan Stanley	ARS	43,089	2,328,142	2,238,984	(89,158)
Expiring 02/27/18	Morgan Stanley	ARS	10,562	564,187	548,796	(15,391)
Expiring 02/27/18	Morgan Stanley	ARS	6,179	334,894	321,060	(13,834)

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Argentine Peso (continued),
Expiring 02/28/18	Morgan Stanley	ARS	14,769	$805,928	$767,057	$(38,871)
Expiring 03/14/18	Morgan Stanley	ARS	33,217	1,803,818	1,713,115	(90,703)
Expiring 03/15/18	Morgan Stanley	ARS	8,788	458,899	452,993	(5,906)
Expiring 03/15/18	Morgan Stanley	ARS	8,156	435,108	420,425	(14,683)
Expiring 03/22/18	Morgan Stanley	ARS	9,697	518,130	498,106	(20,024)
Expiring 03/22/18	Morgan Stanley	ARS	2,906	153,907	149,264	(4,643)
Expiring 03/27/18	Morgan Stanley	ARS	9,770	515,820	500,604	(15,216)
Australian Dollar,
Expiring 03/21/18	Morgan Stanley	AUD	9,173	6,968,366	7,156,364	187,998
Expiring 03/21/18	Morgan Stanley	AUD	3,288	2,490,436	2,565,006	74,570
Expiring 03/21/18	Morgan Stanley	AUD	1,567	1,185,196	1,222,191	36,995
Expiring 03/21/18	Morgan Stanley	AUD	1,211	919,839	944,737	24,898
Expiring 03/21/18	Morgan Stanley	AUD	1,195	908,633	932,256	23,623
Expiring 03/21/18	Morgan Stanley	AUD	912	689,134	711,144	22,010
Expiring 03/21/18	Morgan Stanley	AUD	479	361,866	373,268	11,402
Expiring 03/21/18	Morgan Stanley	AUD	478	363,309	372,903	9,594
Brazilian Real,
Expiring 01/03/18	Morgan Stanley	BRL	19,308	5,828,702	5,817,024	(11,678)
Expiring 01/03/18	Morgan Stanley	BRL	6,031	1,820,335	1,816,962	(3,373)
Expiring 02/02/18	Morgan Stanley	BRL	40,171	12,420,816	12,059,495	(361,321)
Expiring 02/02/18	Morgan Stanley	BRL	6,417	1,913,988	1,926,457	12,469
Expiring 02/02/18	Morgan Stanley	BRL	5,672	1,747,268	1,702,761	(44,507)
Expiring 02/02/18	Morgan Stanley	BRL	5,367	1,612,583	1,611,155	(1,428)
Expiring 02/02/18	Morgan Stanley	BRL	4,228	1,284,848	1,269,238	(15,610)
Expiring 02/02/18	Morgan Stanley	BRL	3,102	923,318	931,169	7,851
Expiring 02/02/18	Morgan Stanley	BRL	3,068	923,313	920,964	(2,349)
Expiring 02/02/18	Morgan Stanley	BRL	3,065	919,212	919,979	767
Expiring 02/02/18	Morgan Stanley	BRL	2,974	907,000	892,879	(14,121)
Expiring 02/02/18	Morgan Stanley	BRL	2,971	906,000	891,802	(14,198)
Expiring 02/02/18	Morgan Stanley	BRL	2,762	823,243	829,088	5,845
Expiring 02/02/18	Morgan Stanley	BRL	1,521	468,505	456,613	(11,892)
British Pound,
Expiring 03/21/18	Morgan Stanley	GBP	4,679	6,313,467	6,334,269	20,802
Expiring 03/21/18	Morgan Stanley	GBP	717	971,659	970,538	(1,121)
Expiring 03/21/18	Morgan Stanley	GBP	683	907,632	924,698	17,066
Expiring 03/21/18	Morgan Stanley	GBP	547	730,836	740,571	9,735
Expiring 03/21/18	Morgan Stanley	GBP	503	677,092	680,943	3,851
Expiring 03/21/18	Morgan Stanley	GBP	327	439,235	442,282	3,047
Expiring 03/21/18	Morgan Stanley	GBP	321	431,351	434,585	3,234
Expiring 03/21/18	Morgan Stanley	GBP	275	369,571	372,594	3,023
Canadian Dollar,
Expiring 03/21/18	Morgan Stanley	CAD	1,645	1,293,000	1,310,156	17,156
Expiring 03/21/18	Morgan Stanley	CAD	1,188	937,489	945,900	8,411
Expiring 03/21/18	Morgan Stanley	CAD	1,185	923,648	943,862	20,214
Expiring 03/21/18	Morgan Stanley	CAD	1,184	924,000	943,213	19,213
Expiring 03/21/18	Morgan Stanley	CAD	1,176	915,000	936,783	21,783
Expiring 03/21/18	Morgan Stanley	CAD	1,176	915,000	936,482	21,482
Expiring 03/21/18	Morgan Stanley	CAD	1,174	914,000	934,596	20,596
Expiring 03/21/18	Morgan Stanley	CAD	1,173	915,000	934,114	19,114
Expiring 03/21/18	Morgan Stanley	CAD	1,173	914,000	933,887	19,887
Expiring 03/21/18	Morgan Stanley	CAD	1,172	914,000	933,624	19,624
Expiring 03/21/18	Morgan Stanley	CAD	1,169	908,000	930,685	22,685
Expiring 03/21/18	Morgan Stanley	CAD	1,165	911,000	927,717	16,717
Expiring 03/21/18	Morgan Stanley	CAD	1,155	907,000	919,876	12,876
Expiring 03/21/18	Morgan Stanley	CAD	1,071	835,282	853,017	17,735
Expiring 03/21/18	Morgan Stanley	CAD	977	761,000	777,836	16,836
Expiring 03/21/18	Morgan Stanley	CAD	784	618,000	624,009	6,009
Expiring 03/21/18	Morgan Stanley	CAD	650	508,675	517,421	8,746

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Canadian Dollar (continued),
Expiring 03/21/18	Morgan Stanley	CAD	606	$472,823	$482,644	$9,821
Expiring 03/21/18	Morgan Stanley	CAD	532	415,466	423,530	8,064
Expiring 03/21/18	Morgan Stanley	CAD	526	416,113	418,980	2,867
Expiring 03/21/18	Morgan Stanley	CAD	525	409,233	417,858	8,625
Expiring 03/21/18	Morgan Stanley	CAD	468	364,000	372,905	8,905
Expiring 03/21/18	Morgan Stanley	CAD	468	365,297	372,433	7,136
Chilean Peso,
Expiring 01/04/18	Morgan Stanley	CLP	588,320	908,000	955,995	47,995
Expiring 01/05/18	Morgan Stanley	CLP	900,506	1,384,451	1,463,286	78,835
Expiring 01/05/18	Morgan Stanley	CLP	606,239	928,905	985,114	56,209
Expiring 01/05/18	Morgan Stanley	CLP	590,572	907,000	959,656	52,656
Expiring 01/05/18	Morgan Stanley	CLP	235,043	363,000	381,935	18,935
Expiring 01/11/18	Morgan Stanley	CLP	1,793,403	2,744,010	2,914,206	170,196
Expiring 01/16/18	Morgan Stanley	CLP	599,396	915,000	973,994	58,994
Expiring 01/16/18	Morgan Stanley	CLP	572,181	879,007	929,771	50,764
Expiring 01/16/18	Morgan Stanley	CLP	430,198	663,486	699,054	35,568
Expiring 01/22/18	Morgan Stanley	CLP	2,332,359	3,793,935	3,789,989	(3,946)
Expiring 01/22/18	Morgan Stanley	CLP	588,320	954,104	955,995	1,891
Expiring 02/22/18	Morgan Stanley	CLP	577,473	884,338	938,052	53,714
Chinese Renminbi,
Expiring 01/12/18	Morgan Stanley	CNH	24,487	3,695,517	3,756,312	60,795
Expiring 01/12/18	Morgan Stanley	CNH	4,142	626,459	635,323	8,864
Expiring 01/12/18	Morgan Stanley	CNH	3,649	554,752	559,751	4,999
Expiring 02/05/18	Morgan Stanley	CNH	6,934	1,061,508	1,062,376	868
Expiring 03/21/18	Morgan Stanley	CNH	13,415	2,016,734	2,050,131	33,397
Expiring 03/21/18	Morgan Stanley	CNH	11,813	1,776,629	1,805,344	28,715
Euro,
Expiring 01/31/18	Morgan Stanley	EUR	689	814,654	828,667	14,013
Expiring 03/21/18	Morgan Stanley	EUR	1,592	1,888,348	1,919,605	31,257
Expiring 03/21/18	Morgan Stanley	EUR	803	959,172	968,722	9,550
Expiring 03/21/18	Morgan Stanley	EUR	787	936,919	949,526	12,607
Expiring 03/21/18	Morgan Stanley	EUR	783	931,098	944,188	13,090
Expiring 03/21/18	Morgan Stanley	EUR	775	925,441	934,904	9,463
Expiring 03/21/18	Morgan Stanley	EUR	775	924,728	934,594	9,866
Expiring 03/21/18	Morgan Stanley	EUR	765	913,280	922,483	9,203
Expiring 03/21/18	Morgan Stanley	EUR	402	481,200	484,567	3,367
Expiring 03/21/18	Morgan Stanley	EUR	305	366,209	367,787	1,578
Expiring 03/21/18	Morgan Stanley	EUR	304	365,616	367,078	1,462
Hong Kong Dollar,
Expiring 03/27/18	Morgan Stanley	HKD	29,161	3,745,000	3,738,969	(6,031)
Indian Rupee,
Expiring 01/05/18	Morgan Stanley	INR	10,775	166,147	168,667	2,520
Expiring 01/08/18	Morgan Stanley	INR	323,819	5,020,843	5,067,264	46,421
Expiring 01/08/18	Morgan Stanley	INR	69,481	1,074,803	1,087,263	12,460
Expiring 01/08/18	Morgan Stanley	INR	58,674	907,000	918,153	11,153
Expiring 01/12/18	Morgan Stanley	INR	115,877	1,748,509	1,812,427	63,918
Expiring 01/25/18	Morgan Stanley	INR	316,606	4,819,329	4,944,301	124,972
Expiring 01/25/18	Morgan Stanley	INR	61,228	953,298	956,176	2,878
Expiring 01/25/18	Morgan Stanley	INR	58,246	906,843	909,597	2,754
Expiring 01/25/18	Morgan Stanley	INR	40,295	626,459	629,277	2,818
Expiring 01/25/18	Morgan Stanley	INR	35,625	554,752	556,342	1,590
Expiring 02/02/18	Morgan Stanley	INR	220,048	3,375,222	3,432,991	57,769
Expiring 02/02/18	Morgan Stanley	INR	145,875	2,230,160	2,275,811	45,651
Expiring 02/02/18	Morgan Stanley	INR	67,995	1,061,508	1,060,797	(711)
Expiring 02/02/18	Morgan Stanley	INR	59,038	919,036	921,063	2,027
Expiring 02/15/18	Morgan Stanley	INR	157,785	2,443,434	2,457,592	14,158
Expiring 02/15/18	Morgan Stanley	INR	119,193	1,833,733	1,856,497	22,764
Expiring 02/15/18	Morgan Stanley	INR	59,402	897,905	925,219	27,314

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Indian Rupee (continued),
Expiring 02/15/18	Morgan Stanley	INR	27,086	$415,617	$421,879	$6,262
Expiring 02/26/18	Morgan Stanley	INR	225,816	3,503,470	3,512,357	8,887
Expiring 02/26/18	Morgan Stanley	INR	67,504	1,048,608	1,049,963	1,355
Indonesian Rupiah,
Expiring 01/11/18	Morgan Stanley	IDR	65,654,195	4,830,533	4,832,672	2,139
Expiring 01/11/18	Morgan Stanley	IDR	12,305,180	906,000	905,759	(241)
Expiring 01/12/18	Morgan Stanley	IDR	25,494,603	1,861,735	1,876,415	14,680
Expiring 01/12/18	Morgan Stanley	IDR	25,355,081	1,852,900	1,866,147	13,247
Expiring 01/12/18	Morgan Stanley	IDR	19,404,385	1,428,474	1,428,173	(301)
Expiring 01/16/18	Morgan Stanley	IDR	37,945,892	2,785,837	2,791,699	5,862
Expiring 01/16/18	Morgan Stanley	IDR	16,402,092	1,210,486	1,206,710	(3,776)
Expiring 01/16/18	Morgan Stanley	IDR	4,985,652	366,000	366,797	797
Expiring 01/19/18	Morgan Stanley	IDR	8,675,047	637,075	638,033	958
Expiring 02/02/18	Morgan Stanley	IDR	24,854,744	1,832,000	1,825,619	(6,381)
Expiring 02/20/18	Morgan Stanley	IDR	58,083,249	4,237,179	4,260,203	23,024
Expiring 02/20/18	Morgan Stanley	IDR	24,118,780	1,766,879	1,769,028	2,149
Expiring 02/20/18	Morgan Stanley	IDR	12,411,975	912,444	910,375	(2,069)
Japanese Yen,
Expiring 01/12/18	Morgan Stanley	JPY	1,811,900	16,106,136	16,092,127	(14,009)
Expiring 01/12/18	Morgan Stanley	JPY	159,558	1,408,757	1,417,089	8,332
Expiring 01/12/18	Morgan Stanley	JPY	143,581	1,273,908	1,275,194	1,286
Expiring 01/12/18	Morgan Stanley	JPY	90,980	803,299	808,026	4,727
Expiring 01/12/18	Morgan Stanley	JPY	78,311	692,288	695,510	3,222
Expiring 03/22/18	Morgan Stanley	JPY	207,701	1,844,196	1,851,366	7,170
Expiring 03/22/18	Morgan Stanley	JPY	207,700	1,844,000	1,851,362	7,362
Expiring 03/22/18	Morgan Stanley	JPY	206,453	1,830,000	1,840,247	10,247
Expiring 03/22/18	Morgan Stanley	JPY	202,262	1,820,000	1,802,888	(17,112)
Expiring 03/22/18	Morgan Stanley	JPY	201,942	1,800,000	1,800,035	35
Expiring 03/22/18	Morgan Stanley	JPY	122,061	1,088,000	1,088,002	2
Expiring 03/22/18	Morgan Stanley	JPY	103,920	922,353	926,301	3,948
Expiring 03/22/18	Morgan Stanley	JPY	103,822	924,075	925,427	1,352
Expiring 03/22/18	Morgan Stanley	JPY	103,125	914,000	919,216	5,216
Expiring 03/22/18	Morgan Stanley	JPY	103,042	914,000	918,474	4,474
Expiring 03/22/18	Morgan Stanley	JPY	102,953	916,000	917,682	1,682
Expiring 03/22/18	Morgan Stanley	JPY	101,794	906,000	907,350	1,350
Expiring 03/22/18	Morgan Stanley	JPY	101,552	908,000	905,196	(2,804)
Expiring 03/22/18	Morgan Stanley	JPY	101,482	906,000	904,572	(1,428)
Expiring 03/22/18	Morgan Stanley	JPY	101,475	908,000	904,507	(3,493)
Expiring 03/22/18	Morgan Stanley	JPY	101,381	906,000	903,668	(2,332)
Expiring 03/22/18	Morgan Stanley	JPY	101,266	908,000	902,648	(5,352)
Expiring 03/22/18	Morgan Stanley	JPY	101,014	906,000	900,401	(5,599)
Expiring 03/22/18	Morgan Stanley	JPY	100,614	896,211	896,838	627
Expiring 03/22/18	Morgan Stanley	JPY	95,367	847,873	850,062	2,189
Expiring 03/22/18	Morgan Stanley	JPY	90,028	805,342	802,476	(2,866)
Expiring 03/22/18	Morgan Stanley	JPY	53,624	477,062	477,981	919
Expiring 03/22/18	Morgan Stanley	JPY	46,066	415,466	410,617	(4,849)
Expiring 03/22/18	Morgan Stanley	JPY	45,401	403,742	404,686	944
Expiring 03/22/18	Morgan Stanley	JPY	41,079	368,152	366,164	(1,988)
Expiring 03/22/18	Morgan Stanley	JPY	10,169	91,214	90,647	(567)
Mexican Peso,
Expiring 03/21/18	Morgan Stanley	MXN	107,687	5,662,510	5,396,635	(265,875)
Expiring 03/21/18	Morgan Stanley	MXN	18,113	919,169	907,708	(11,461)
Expiring 03/21/18	Morgan Stanley	MXN	17,877	923,838	895,877	(27,961)
Expiring 03/21/18	Morgan Stanley	MXN	17,555	914,000	879,777	(34,223)
Expiring 03/21/18	Morgan Stanley	MXN	10,916	550,840	547,050	(3,790)
Expiring 03/21/18	Morgan Stanley	MXN	7,365	367,752	369,108	1,356
Expiring 03/21/18	Morgan Stanley	MXN	6,802	343,637	340,874	(2,763)

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
New Taiwanese Dollar,
Expiring 01/02/18	Morgan Stanley	TWD	6,406	$213,968	$215,325	$1,357
Expiring 01/23/18	Morgan Stanley	TWD	32,420	1,075,901	1,091,075	15,174
Expiring 01/23/18	Morgan Stanley	TWD	30,338	1,015,000	1,021,015	6,015
Expiring 01/23/18	Morgan Stanley	TWD	18,695	626,459	629,180	2,721
Expiring 01/26/18	Morgan Stanley	TWD	16,559	554,752	557,393	2,641
Expiring 02/05/18	Morgan Stanley	TWD	31,378	1,061,508	1,056,824	(4,684)
Expiring 03/08/18	Morgan Stanley	TWD	32,967	1,106,007	1,112,366	6,359
New Zealand Dollar,
Expiring 03/21/18	Morgan Stanley	NZD	33,924	23,362,515	24,017,461	654,946
Expiring 03/21/18	Morgan Stanley	NZD	4,011	2,772,760	2,839,713	66,953
Expiring 03/21/18	Morgan Stanley	NZD	2,639	1,838,895	1,868,363	29,468
Expiring 03/21/18	Morgan Stanley	NZD	1,358	949,600	961,313	11,713
Expiring 03/21/18	Morgan Stanley	NZD	1,322	917,309	935,951	18,642
Expiring 03/21/18	Morgan Stanley	NZD	1,319	920,339	933,828	13,489
Expiring 03/21/18	Morgan Stanley	NZD	1,318	900,185	933,120	32,935
Expiring 03/21/18	Morgan Stanley	NZD	1,042	718,019	737,554	19,535
Expiring 03/21/18	Morgan Stanley	NZD	945	652,864	669,053	16,189
Expiring 03/21/18	Morgan Stanley	NZD	582	398,052	412,355	14,303
Norwegian Krone,
Expiring 03/21/18	Morgan Stanley	NOK	5,105	617,688	623,186	5,498
Expiring 03/21/18	Morgan Stanley	NOK	4,219	508,463	515,043	6,580
Expiring 03/21/18	Morgan Stanley	NOK	3,287	398,387	401,306	2,919
Peruvian Nuevo Sol,
Expiring 01/16/18	Morgan Stanley	PEN	12,112	3,738,137	3,732,378	(5,759)
Philippine Peso,
Expiring 01/03/18	Morgan Stanley	PHP	36,604	728,000	733,083	5,083
Expiring 01/05/18	Morgan Stanley	PHP	20,257	399,000	405,661	6,661
Expiring 01/08/18	Morgan Stanley	PHP	27,652	544,000	553,673	9,673
Expiring 01/08/18	Morgan Stanley	PHP	18,361	362,000	367,629	5,629
Expiring 01/08/18	Morgan Stanley	PHP	8,022	157,968	160,614	2,646
Expiring 01/26/18	Morgan Stanley	PHP	92,517	1,794,173	1,850,874	56,701
Expiring 02/22/18	Morgan Stanley	PHP	36,604	732,374	731,344	(1,030)
Expiring 03/22/18	Morgan Stanley	PHP	92,517	1,833,826	1,846,395	12,569
Russian Ruble,
Expiring 02/12/18	Morgan Stanley	RUB	506,719	8,540,328	8,741,961	201,633
Expiring 02/12/18	Morgan Stanley	RUB	506,719	8,542,848	8,741,961	199,113
Expiring 02/12/18	Morgan Stanley	RUB	61,313	1,061,508	1,057,772	(3,736)
Expiring 02/12/18	Morgan Stanley	RUB	54,762	924,000	944,755	20,755
Expiring 02/12/18	Morgan Stanley	RUB	54,442	921,991	939,238	17,247
Expiring 02/12/18	Morgan Stanley	RUB	45,312	764,027	781,719	17,692
Expiring 02/12/18	Morgan Stanley	RUB	36,949	626,459	637,450	10,991
Expiring 02/12/18	Morgan Stanley	RUB	32,672	554,752	563,657	8,905
Singapore Dollar,
Expiring 03/21/18	Morgan Stanley	SGD	1,417	1,061,508	1,061,024	(484)
Expiring 03/21/18	Morgan Stanley	SGD	843	626,459	631,037	4,578
Expiring 03/21/18	Morgan Stanley	SGD	746	554,752	558,100	3,348
South African Rand,
Expiring 03/22/18	Morgan Stanley	ZAR	98,031	7,041,988	7,826,249	784,261
Expiring 03/22/18	Morgan Stanley	ZAR	12,501	907,000	998,005	91,005
Expiring 03/22/18	Morgan Stanley	ZAR	12,473	907,000	995,751	88,751
Expiring 03/22/18	Morgan Stanley	ZAR	11,978	924,000	956,281	32,281
Expiring 03/22/18	Morgan Stanley	ZAR	11,940	924,000	953,182	29,182
Expiring 03/22/18	Morgan Stanley	ZAR	11,868	924,000	947,458	23,458
Expiring 03/22/18	Morgan Stanley	ZAR	5,552	399,000	443,217	44,217
South Korean Won,
Expiring 01/16/18	Morgan Stanley	KRW	6,462,899	5,944,317	6,038,851	94,534
Expiring 01/16/18	Morgan Stanley	KRW	1,009,913	925,677	943,650	17,973
Expiring 01/16/18	Morgan Stanley	KRW	998,265	915,000	932,766	17,766

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
South Korean Won (continued),
Expiring 01/22/18	Morgan Stanley	KRW	678,644	$626,459	$634,181	$7,722
Expiring 01/26/18	Morgan Stanley	KRW	594,682	549,665	555,759	6,094
Expiring 02/05/18	Morgan Stanley	KRW	1,131,576	1,060,919	1,057,693	(3,226)
Swedish Krona,
Expiring 03/21/18	Morgan Stanley	SEK	7,435	888,601	910,931	22,330
Expiring 03/21/18	Morgan Stanley	SEK	3,995	479,938	489,488	9,550
Expiring 03/21/18	Morgan Stanley	SEK	3,760	445,273	460,718	15,445
Expiring 03/21/18	Morgan Stanley	SEK	3,725	443,239	456,387	13,148
Swiss Franc,
Expiring 03/21/18	Morgan Stanley	CHF	431	438,252	444,795	6,543
Thai Baht,
Expiring 01/19/18	Morgan Stanley	THB	30,315	918,000	930,757	12,757
Turkish Lira,
Expiring 03/21/18	Morgan Stanley	TRY	14,371	3,496,519	3,700,263	203,744
Expiring 03/21/18	Morgan Stanley	TRY	6,215	1,516,052	1,600,177	84,125
Expiring 03/21/18	Morgan Stanley	TRY	1,474	363,000	379,399	16,399

				$356,883,039	$360,703,397	3,820,358

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/16/18	Morgan Stanley	AUD	12,110	$9,269,500	$9,448,836	$(179,336)
Expiring 03/21/18	Morgan Stanley	AUD	4,933	3,764,468	3,848,288	(83,820)
Expiring 03/21/18	Morgan Stanley	AUD	2,425	1,829,905	1,891,815	(61,910)
Expiring 03/21/18	Morgan Stanley	AUD	2,356	1,836,152	1,838,296	(2,144)
Expiring 03/21/18	Morgan Stanley	AUD	1,291	1,008,396	1,006,757	1,639
Expiring 03/21/18	Morgan Stanley	AUD	1,199	917,757	935,376	(17,619)
Expiring 03/21/18	Morgan Stanley	AUD	1,188	922,565	926,407	(3,842)
Expiring 03/21/18	Morgan Stanley	AUD	1,183	922,539	923,128	(589)
Expiring 03/21/18	Morgan Stanley	AUD	765	589,483	596,533	(7,050)
Expiring 03/21/18	Morgan Stanley	AUD	728	549,283	567,935	(18,652)
Expiring 03/21/18	Morgan Stanley	AUD	533	408,854	415,463	(6,609)
Expiring 03/21/18	Morgan Stanley	AUD	520	403,911	405,940	(2,029)
Expiring 03/21/18	Morgan Stanley	AUD	485	370,678	378,346	(7,668)
Expiring 03/21/18	Morgan Stanley	AUD	482	369,434	375,690	(6,256)
Expiring 03/21/18	Morgan Stanley	AUD	480	364,090	374,463	(10,373)
Brazilian Real,
Expiring 01/03/18	Morgan Stanley	BRL	19,308	5,885,738	5,817,024	68,714
Expiring 01/03/18	Morgan Stanley	BRL	6,031	1,811,831	1,816,962	(5,131)
Expiring 02/02/18	Morgan Stanley	BRL	19,308	5,806,440	5,796,243	10,197
Expiring 02/02/18	Morgan Stanley	BRL	6,388	1,976,960	1,917,818	59,142
Expiring 02/02/18	Morgan Stanley	BRL	6,031	1,813,574	1,810,471	3,103
Expiring 02/02/18	Morgan Stanley	BRL	5,947	1,798,149	1,785,188	12,961
Expiring 02/02/18	Morgan Stanley	BRL	3,075	924,000	923,168	832
Expiring 02/02/18	Morgan Stanley	BRL	3,049	922,346	915,436	6,910
Expiring 02/02/18	Morgan Stanley	BRL	2,005	603,802	601,890	1,912
British Pound,
Expiring 01/19/18	Morgan Stanley	GBP	18,160	23,876,547	24,536,817	(660,270)
Expiring 03/21/18	Morgan Stanley	GBP	681	921,318	921,990	(672)
Expiring 03/21/18	Morgan Stanley	GBP	552	747,963	747,232	731
Expiring 03/21/18	Morgan Stanley	GBP	485	652,864	657,089	(4,225)
Expiring 03/21/18	Morgan Stanley	GBP	429	578,809	580,183	(1,374)
Expiring 03/21/18	Morgan Stanley	GBP	328	444,688	444,406	282
Expiring 03/21/18	Morgan Stanley	GBP	326	439,948	440,634	(686)
Expiring 03/21/18	Morgan Stanley	GBP	310	416,758	419,061	(2,303)

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
British Pound (continued),
Expiring 03/21/18	Morgan Stanley	GBP	267	$359,230	$361,766	$(2,536)
Canadian Dollar,
Expiring 01/17/18	Morgan Stanley	CAD	24,695	19,260,920	19,651,979	(391,059)
Expiring 03/21/18	Morgan Stanley	CAD	6,026	4,764,745	4,798,745	(34,000)
Expiring 03/21/18	Morgan Stanley	CAD	2,774	2,175,000	2,209,245	(34,245)
Expiring 03/21/18	Morgan Stanley	CAD	2,364	1,843,593	1,882,653	(39,060)
Expiring 03/21/18	Morgan Stanley	CAD	1,183	924,000	942,264	(18,264)
Expiring 03/21/18	Morgan Stanley	CAD	1,177	924,000	937,162	(13,162)
Expiring 03/21/18	Morgan Stanley	CAD	1,169	918,476	930,970	(12,494)
Expiring 03/21/18	Morgan Stanley	CAD	1,163	906,000	926,564	(20,564)
Expiring 03/21/18	Morgan Stanley	CAD	1,150	917,903	915,695	2,208
Expiring 03/21/18	Morgan Stanley	CAD	1,149	907,000	915,291	(8,291)
Expiring 03/21/18	Morgan Stanley	CAD	1,141	898,030	908,450	(10,420)
Expiring 03/21/18	Morgan Stanley	CAD	641	505,161	510,335	(5,174)
Expiring 03/21/18	Morgan Stanley	CAD	543	428,948	432,340	(3,392)
Expiring 03/21/18	Morgan Stanley	CAD	524	416,113	417,217	(1,104)
Expiring 03/21/18	Morgan Stanley	CAD	457	361,425	363,564	(2,139)
Expiring 03/21/18	Morgan Stanley	CAD	263	204,529	209,097	(4,568)
Chilean Peso,
Expiring 01/16/18	Morgan Stanley	CLP	1,176,104	1,848,000	1,911,122	(63,122)
Expiring 01/16/18	Morgan Stanley	CLP	576,125	900,434	936,179	(35,745)
Expiring 01/22/18	Morgan Stanley	CLP	1,148,918	1,848,830	1,866,946	(18,116)
Expiring 01/22/18	Morgan Stanley	CLP	821,683	1,325,199	1,335,202	(10,003)
Expiring 01/22/18	Morgan Stanley	CLP	565,270	918,836	918,540	296
Expiring 01/22/18	Morgan Stanley	CLP	565,202	915,707	918,430	(2,723)
Expiring 01/22/18	Morgan Stanley	CLP	565,020	918,587	918,135	452
Expiring 01/22/18	Morgan Stanley	CLP	105,879	170,951	172,048	(1,097)
Expiring 02/05/18	Morgan Stanley	CLP	564,254	917,763	916,790	973
Chinese Renminbi,
Expiring 01/12/18	Morgan Stanley	CNH	4,357	656,791	668,301	(11,510)
Expiring 01/12/18	Morgan Stanley	CNH	4,115	620,461	631,239	(10,778)
Expiring 03/21/18	Morgan Stanley	CNH	6,101	915,000	932,390	(17,390)
Expiring 03/21/18	Morgan Stanley	CNH	6,057	911,000	925,696	(14,696)
Expiring 03/21/18	Morgan Stanley	CNH	5,995	899,792	916,150	(16,358)
Danish Krone,
Expiring 01/23/18	Morgan Stanley	DKK	6,721	1,067,800	1,084,916	(17,116)
Euro,
Expiring 01/31/18	Morgan Stanley	EUR	103,720	123,767,497	124,703,999	(936,502)
Expiring 01/31/18	Morgan Stanley	EUR	31,718	37,561,033	38,135,102	(574,069)
Expiring 01/31/18	Morgan Stanley	EUR	5,574	6,610,765	6,701,474	(90,709)
Expiring 01/31/18	Morgan Stanley	EUR	940	1,115,225	1,130,180	(14,955)
Expiring 03/21/18	Morgan Stanley	EUR	4,334	5,137,896	5,226,025	(88,129)
Expiring 03/21/18	Morgan Stanley	EUR	3,680	4,370,544	4,437,949	(67,405)
Expiring 03/21/18	Morgan Stanley	EUR	780	932,952	940,133	(7,181)
Expiring 03/21/18	Morgan Stanley	EUR	780	931,627	940,133	(8,506)
Expiring 03/21/18	Morgan Stanley	EUR	767	919,400	925,432	(6,032)
Expiring 03/21/18	Morgan Stanley	EUR	615	742,178	741,966	212
Expiring 03/21/18	Morgan Stanley	EUR	613	735,404	739,192	(3,788)
Expiring 03/21/18	Morgan Stanley	EUR	424	508,134	511,656	(3,522)
Expiring 03/21/18	Morgan Stanley	EUR	396	471,513	477,076	(5,563)
Expiring 03/21/18	Morgan Stanley	EUR	322	385,075	387,705	(2,630)
Expiring 03/21/18	Morgan Stanley	EUR	304	361,866	366,409	(4,543)
Hong Kong Dollar,
Expiring 03/27/18	Morgan Stanley	HKD	37,733	4,851,681	4,837,986	13,695
Expiring 03/27/18	Morgan Stanley	HKD	25,409	3,285,293	3,257,802	27,491
Expiring 03/27/18	Morgan Stanley	HKD	20,908	2,703,000	2,680,711	22,289
Expiring 03/27/18	Morgan Stanley	HKD	14,888	1,925,184	1,908,931	16,253
Expiring 03/27/18	Morgan Stanley	HKD	14,264	1,842,000	1,828,920	13,080

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Hong Kong Dollar (continued),
Expiring 03/27/18	Morgan Stanley	HKD	9,335	$1,206,660	$1,196,895	$9,765
Expiring 05/11/18	Morgan Stanley	HKD	28,134	3,632,000	3,610,140	21,860
Expiring 09/19/18	Morgan Stanley	HKD	21,554	2,778,000	2,771,180	6,820
Expiring 09/19/18	Morgan Stanley	HKD	14,304	1,844,000	1,839,115	4,885
Indian Rupee,
Expiring 01/08/18	Morgan Stanley	INR	67,711	1,049,696	1,059,565	(9,869)
Expiring 01/08/18	Morgan Stanley	INR	40,088	620,461	627,314	(6,853)
Expiring 02/02/18	Morgan Stanley	INR	61,438	948,116	958,501	(10,385)
Expiring 02/15/18	Morgan Stanley	INR	19,409	299,238	302,300	(3,062)
Israeli Shekel,
Expiring 01/18/18	Morgan Stanley	ILS	2,488	703,617	715,503	(11,886)
Japanese Yen,
Expiring 01/12/18	Morgan Stanley	JPY	14,611,323	128,839,694	129,768,346	(928,652)
Expiring 01/12/18	Morgan Stanley	JPY	91,567	811,193	813,237	(2,044)
Expiring 03/19/18	Morgan Stanley	JPY	1,812,717	16,074,180	16,154,802	(80,622)
Expiring 03/22/18	Morgan Stanley	JPY	2,013,928	17,859,908	17,951,397	(91,489)
Expiring 03/22/18	Morgan Stanley	JPY	2,013,928	17,838,947	17,951,397	(112,450)
Expiring 03/22/18	Morgan Stanley	JPY	723,971	6,489,112	6,453,203	35,909
Expiring 03/22/18	Morgan Stanley	JPY	404,005	3,626,000	3,601,151	24,849
Expiring 03/22/18	Morgan Stanley	JPY	306,189	2,735,000	2,729,251	5,749
Expiring 03/22/18	Morgan Stanley	JPY	250,294	2,250,002	2,231,031	18,971
Expiring 03/22/18	Morgan Stanley	JPY	215,662	1,935,010	1,922,327	12,683
Expiring 03/22/18	Morgan Stanley	JPY	205,928	1,836,097	1,835,562	535
Expiring 03/22/18	Morgan Stanley	JPY	201,136	1,813,000	1,792,854	20,146
Expiring 03/22/18	Morgan Stanley	JPY	103,419	915,000	921,836	(6,836)
Expiring 03/22/18	Morgan Stanley	JPY	103,033	914,000	918,401	(4,401)
Expiring 03/22/18	Morgan Stanley	JPY	102,950	917,744	917,656	88
Expiring 03/22/18	Morgan Stanley	JPY	102,845	914,000	916,724	(2,724)
Expiring 03/22/18	Morgan Stanley	JPY	102,745	916,635	915,828	807
Expiring 03/22/18	Morgan Stanley	JPY	102,398	913,000	912,733	267
Expiring 03/22/18	Morgan Stanley	JPY	102,360	913,000	912,399	601
Expiring 03/22/18	Morgan Stanley	JPY	101,446	907,000	904,253	2,747
Expiring 03/22/18	Morgan Stanley	JPY	100,911	911,000	899,482	11,518
Expiring 03/22/18	Morgan Stanley	JPY	40,425	364,405	360,332	4,073
Mexican Peso,
Expiring 01/26/18	Morgan Stanley	MXN	72,818	3,899,648	3,682,252	217,396
Expiring 03/21/18	Morgan Stanley	MXN	55,081	2,901,000	2,760,339	140,661
Expiring 03/21/18	Morgan Stanley	MXN	41,257	2,116,591	2,067,540	49,051
Expiring 03/21/18	Morgan Stanley	MXN	36,486	1,835,656	1,828,486	7,170
Expiring 03/21/18	Morgan Stanley	MXN	18,011	922,000	902,625	19,375
Expiring 03/21/18	Morgan Stanley	MXN	18,007	918,832	902,403	16,429
Expiring 03/21/18	Morgan Stanley	MXN	17,851	914,000	894,605	19,395
Expiring 03/21/18	Morgan Stanley	MXN	17,819	914,000	892,983	21,017
Expiring 03/21/18	Morgan Stanley	MXN	17,429	907,000	873,426	33,574
Expiring 03/21/18	Morgan Stanley	MXN	7,305	366,589	366,076	513
Expiring 03/21/18	Morgan Stanley	MXN	6,641	341,783	332,812	8,971
New Taiwanese Dollar,
Expiring 01/02/18	Morgan Stanley	TWD	16,467	549,645	553,499	(3,854)
Expiring 01/23/18	Morgan Stanley	TWD	146,983	4,889,642	4,946,592	(56,950)
Expiring 01/23/18	Morgan Stanley	TWD	103,566	3,459,126	3,485,445	(26,319)
Expiring 01/23/18	Morgan Stanley	TWD	27,573	915,000	927,957	(12,957)
Expiring 01/23/18	Morgan Stanley	TWD	19,651	656,791	661,346	(4,555)
Expiring 01/23/18	Morgan Stanley	TWD	18,580	620,461	625,286	(4,825)
Expiring 02/02/18	Morgan Stanley	TWD	68,857	2,324,497	2,318,724	5,773
Expiring 02/02/18	Morgan Stanley	TWD	10,831	366,802	364,711	2,091
Expiring 02/08/18	Morgan Stanley	TWD	214,565	7,134,320	7,227,868	(93,548)
Expiring 02/22/18	Morgan Stanley	TWD	242,195	8,059,453	8,165,355	(105,902)
Expiring 03/08/18	Morgan Stanley	TWD	128,162	4,277,041	4,324,435	(47,394)

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
New Taiwanese Dollar (continued),
Expiring 03/08/18	Morgan Stanley	TWD	27,525	$923,430	$928,739	$(5,309)
Expiring 03/08/18	Morgan Stanley	TWD	27,462	919,818	926,627	(6,809)
New Zealand Dollar,
Expiring 03/21/18	Morgan Stanley	NZD	2,626	1,809,852	1,859,159	(49,307)
Expiring 03/21/18	Morgan Stanley	NZD	1,372	944,054	971,370	(27,316)
Expiring 03/21/18	Morgan Stanley	NZD	1,323	927,820	936,659	(8,839)
Expiring 03/21/18	Morgan Stanley	NZD	1,316	910,396	931,704	(21,308)
Expiring 03/21/18	Morgan Stanley	NZD	1,315	905,276	930,995	(25,719)
Expiring 03/21/18	Morgan Stanley	NZD	1,304	919,410	923,239	(3,829)
Expiring 03/21/18	Morgan Stanley	NZD	1,304	920,781	922,888	(2,107)
Expiring 03/21/18	Morgan Stanley	NZD	1,301	922,171	921,216	955
Expiring 03/21/18	Morgan Stanley	NZD	1,295	921,101	916,907	4,194
Expiring 03/21/18	Morgan Stanley	NZD	1,295	918,541	916,743	1,798
Expiring 03/21/18	Morgan Stanley	NZD	687	481,468	486,124	(4,656)
Expiring 03/21/18	Morgan Stanley	NZD	631	441,871	446,919	(5,048)
Expiring 03/21/18	Morgan Stanley	NZD	529	365,838	374,522	(8,684)
Expiring 03/21/18	Morgan Stanley	NZD	523	366,188	370,009	(3,821)
Expiring 03/21/18	Morgan Stanley	NZD	419	289,125	296,297	(7,172)
Peruvian Nuevo Sol,
Expiring 01/16/18	Morgan Stanley	PEN	4,875	1,477,811	1,502,292	(24,481)
Expiring 01/19/18	Morgan Stanley	PEN	1,165	354,245	358,840	(4,595)
Philippine Peso,
Expiring 01/26/18	Morgan Stanley	PHP	92,517	1,839,295	1,850,874	(11,579)
Expiring 02/09/18	Morgan Stanley	PHP	47,424	926,159	948,119	(21,960)
Expiring 02/09/18	Morgan Stanley	PHP	47,208	912,058	943,804	(31,746)
Expiring 02/22/18	Morgan Stanley	PHP	45,781	896,113	914,690	(18,577)
Expiring 02/22/18	Morgan Stanley	PHP	21,739	429,885	434,348	(4,463)
Russian Ruble,
Expiring 02/12/18	Morgan Stanley	RUB	77,339	1,318,414	1,334,265	(15,851)
Expiring 02/12/18	Morgan Stanley	RUB	54,019	913,000	931,934	(18,934)
Expiring 02/12/18	Morgan Stanley	RUB	37,004	620,461	638,391	(17,930)
Singapore Dollar,
Expiring 03/21/18	Morgan Stanley	SGD	888	656,791	664,713	(7,922)
Expiring 03/21/18	Morgan Stanley	SGD	838	620,461	627,671	(7,210)
South African Rand,
Expiring 01/18/18	Morgan Stanley	ZAR	38,705	2,671,986	3,117,899	(445,913)
Expiring 03/22/18	Morgan Stanley	ZAR	15,258	1,098,000	1,218,101	(120,101)
Expiring 03/22/18	Morgan Stanley	ZAR	12,661	915,000	1,010,770	(95,770)
Expiring 03/22/18	Morgan Stanley	ZAR	11,579	916,277	924,404	(8,127)
Expiring 03/22/18	Morgan Stanley	ZAR	11,523	916,352	919,929	(3,577)
Expiring 03/22/18	Morgan Stanley	ZAR	10,093	728,000	805,741	(77,741)
Expiring 03/22/18	Morgan Stanley	ZAR	10,007	731,000	798,862	(67,862)
Expiring 03/22/18	Morgan Stanley	ZAR	5,053	366,000	403,417	(37,417)
Expiring 03/22/18	Morgan Stanley	ZAR	3,578	256,429	285,671	(29,242)
South Korean Won,
Expiring 01/16/18	Morgan Stanley	KRW	4,105,818	3,761,801	3,836,424	(74,623)
Expiring 01/16/18	Morgan Stanley	KRW	676,561	619,618	632,170	(12,552)
Expiring 01/22/18	Morgan Stanley	KRW	1,001,276	924,027	935,675	(11,648)
Expiring 02/02/18	Morgan Stanley	KRW	1,959,655	1,832,000	1,831,610	390
Swedish Krona,
Expiring 03/21/18	Morgan Stanley	SEK	6,065	729,172	743,029	(13,857)
Expiring 03/21/18	Morgan Stanley	SEK	3,921	471,220	480,394	(9,174)
Expiring 03/21/18	Morgan Stanley	SEK	3,637	437,136	445,604	(8,468)
Expiring 03/21/18	Morgan Stanley	SEK	3,616	440,693	442,994	(2,301)
Swiss Franc,
Expiring 01/23/18	Morgan Stanley	CHF	1,456	1,474,548	1,496,406	(21,858)
Expiring 03/21/18	Morgan Stanley	CHF	1,824	1,858,420	1,882,811	(24,391)
Expiring 03/21/18	Morgan Stanley	CHF	398	409,058	411,335	(2,277)

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Swiss Franc (continued),
Expiring 03/21/18	Morgan Stanley	CHF	397	$406,905	$409,636	$(2,731)
Expiring 03/21/18	Morgan Stanley	CHF	361	369,528	372,370	(2,842)
Thai Baht,
Expiring 01/19/18	Morgan Stanley	THB	114,574	3,445,104	3,517,785	(72,681)
Turkish Lira,
Expiring 03/21/18	Morgan Stanley	TRY	3,639	923,731	936,873	(13,142)
Expiring 03/21/18	Morgan Stanley	TRY	3,003	749,670	773,273	(23,603)
Expiring 03/21/18	Morgan Stanley	TRY	2,937	734,794	756,175	(21,381)
Expiring 03/21/18	Morgan Stanley	TRY	2,932	720,874	755,065	(34,191)
Expiring 03/21/18	Morgan Stanley	TRY	2,893	731,000	744,912	(13,912)
Expiring 03/21/18	Morgan Stanley	TRY	2,182	549,000	561,879	(12,879)
Expiring 03/21/18	Morgan Stanley	TRY	1,475	364,000	379,684	(15,684)
Expiring 03/21/18	Morgan Stanley	TRY	1,470	363,000	378,526	(15,526)
Expiring 03/21/18	Morgan Stanley	TRY	1,453	368,948	374,154	(5,206)
Expiring 03/21/18	Morgan Stanley	TRY	1,442	366,000	371,398	(5,398)
Expiring 03/21/18	Morgan Stanley	TRY	1,330	330,031	342,489	(12,458)
Expiring 03/21/18	Morgan Stanley	TRY	1,316	331,103	338,930	(7,827)

				$654,085,091	$660,125,020	(6,039,929)

						$(2,219,571)

Cross currency exchange contracts outstanding at December 31, 2017:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
03/21/18	Buy	AUD	382	NZD	419	$1,091	Morgan Stanley
03/21/18	Buy	AUD	2,388	NZD	2,631	436	Morgan Stanley
03/21/18	Buy	AUD	2,395	NZD	2,630	6,575	Morgan Stanley
03/21/18	Buy	CHF	888	EUR	760	617	Morgan Stanley
03/21/18	Buy	CHF	889	EUR	760	829	Morgan Stanley
03/21/18	Buy	CHF	895	EUR	766	701	Morgan Stanley
03/21/18	Buy	CHF	897	EUR	768	136	Morgan Stanley
03/21/18	Buy	CHF	937	EUR	798	5,032	Morgan Stanley
03/21/18	Buy	CHF	979	EUR	838	(176)	Morgan Stanley
03/21/18	Buy	CHF	1,047	EUR	893	3,896	Morgan Stanley
03/21/18	Buy	CHF	1,780	EUR	1,520	4,676	Morgan Stanley
03/21/18	Buy	CHF	1,782	EUR	1,528	(2,797)	Morgan Stanley
03/21/18	Buy	CHF	1,876	EUR	1,607	(1,332)	Morgan Stanley
01/03/18	Buy	CZK	22,679	EUR	852	42,752	Morgan Stanley
01/03/18	Buy	CZK	23,238	EUR	871	46,243	Morgan Stanley
01/03/18	Buy	CZK	23,280	EUR	872	47,012	Morgan Stanley
01/03/18	Buy	CZK	23,803	EUR	892	47,566	Morgan Stanley
03/21/18	Buy	CZK	16,604	EUR	650	(932)	Morgan Stanley
03/21/18	Buy	CZK	39,852	EUR	1,561	(3,122)	Morgan Stanley
03/21/18	Buy	CZK	93,000	EUR	3,626	13,266	Morgan Stanley
03/21/18	Buy	CZK	151,404	EUR	5,961	(48,177)	Morgan Stanley
01/03/18	Buy	EUR	3,626	CZK	93,000	(17,063)	Morgan Stanley
03/21/18	Buy	EUR	164	NOK	1,600	2,131	Morgan Stanley
03/21/18	Buy	EUR	174	HUF	54,192	(48)	Morgan Stanley
03/21/18	Buy	EUR	191	HUF	59,318	14	Morgan Stanley
03/21/18	Buy	EUR	242	SEK	2,395	(1,294)	Morgan Stanley
03/21/18	Buy	EUR	465	NOK	4,601	(1,162)	Morgan Stanley
03/21/18	Buy	EUR	465	SEK	4,614	(4,324)	Morgan Stanley
03/21/18	Buy	EUR	760	GBP	673	5,991	Morgan Stanley
03/21/18	Buy	EUR	760	GBP	673	5,785	Morgan Stanley
03/21/18	Buy	EUR	760	CHF	884	4,369	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Cross currency exchange contracts outstanding at December 31, 2017 (continued):

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts (continued):
03/21/18	Buy	EUR	760	NOK	7,513	$(690)	Morgan Stanley
03/21/18	Buy	EUR	761	CHF	883	6,601	Morgan Stanley
03/21/18	Buy	EUR	762	CHF	889	809	Morgan Stanley
03/21/18	Buy	EUR	764	PLZ	3,232	(7,532)	Morgan Stanley
03/21/18	Buy	EUR	766	GBP	673	12,561	Morgan Stanley
03/21/18	Buy	EUR	766	GBP	675	10,083	Morgan Stanley
03/21/18	Buy	EUR	766	GBP	675	9,824	Morgan Stanley
03/21/18	Buy	EUR	766	GBP	678	5,893	Morgan Stanley
03/21/18	Buy	EUR	767	GBP	680	4,978	Morgan Stanley
03/21/18	Buy	EUR	767	NOK	7,545	3,880	Morgan Stanley
03/21/18	Buy	EUR	768	NZD	1,328	(13,994)	Morgan Stanley
03/21/18	Buy	EUR	769	GBP	679	7,446	Morgan Stanley
03/21/18	Buy	EUR	769	SEK	7,564	553	Morgan Stanley
03/21/18	Buy	EUR	769	NOK	7,583	2,005	Morgan Stanley
03/21/18	Buy	EUR	772	HUF	240,397	(1,322)	Morgan Stanley
03/21/18	Buy	EUR	772	SEK	7,620	(2,799)	Morgan Stanley
03/21/18	Buy	EUR	774	GBP	683	9,140	Morgan Stanley
03/21/18	Buy	EUR	775	GBP	676	19,225	Morgan Stanley
03/21/18	Buy	EUR	775	GBP	677	18,501	Morgan Stanley
03/21/18	Buy	EUR	775	GBP	678	16,864	Morgan Stanley
03/21/18	Buy	EUR	775	GBP	682	11,203	Morgan Stanley
03/21/18	Buy	EUR	775	GBP	685	7,242	Morgan Stanley
03/21/18	Buy	EUR	777	GBP	686	8,369	Morgan Stanley
03/21/18	Buy	EUR	777	CHF	904	3,588	Morgan Stanley
03/21/18	Buy	EUR	785	NOK	7,746	771	Morgan Stanley
03/21/18	Buy	EUR	788	CHF	915	4,792	Morgan Stanley
03/21/18	Buy	EUR	809	CHF	943	2,693	Morgan Stanley
03/21/18	Buy	EUR	813	CHF	946	4,082	Morgan Stanley
03/21/18	Buy	EUR	840	CHF	977	3,377	Morgan Stanley
03/21/18	Buy	EUR	1,031	HUF	320,778	(725)	Morgan Stanley
03/21/18	Buy	EUR	1,459	SEK	14,426	(8,297)	Morgan Stanley
03/21/18	Buy	EUR	1,540	CHF	1,793	4,948	Morgan Stanley
03/21/18	Buy	EUR	1,550	GBP	1,371	13,077	Morgan Stanley
03/21/18	Buy	EUR	8,512	CHF	9,959	(18,030)	Morgan Stanley
03/22/18	Buy	EUR	783	JPY	104,568	11,948	Morgan Stanley
03/22/18	Buy	EUR	1,675	JPY	224,137	22,251	Morgan Stanley
03/21/18	Buy	GBP	180	EUR	203	(1,129)	Morgan Stanley
03/21/18	Buy	GBP	274	EUR	309	(1,370)	Morgan Stanley
03/21/18	Buy	GBP	691	EUR	787	(14,229)	Morgan Stanley
03/21/18	Buy	GBP	759	EUR	854	(3,149)	Morgan Stanley
03/21/18	Buy	GBP	1,358	EUR	1,530	(6,758)	Morgan Stanley
03/21/18	Buy	GBP	1,388	EUR	1,579	(24,727)	Morgan Stanley
03/21/18	Buy	HUF	239,517	EUR	766	4,979	Morgan Stanley
03/21/18	Buy	HUF	239,767	EUR	766	5,952	Morgan Stanley
03/21/18	Buy	HUF	240,724	EUR	766	9,660	Morgan Stanley
03/21/18	Buy	HUF	243,788	EUR	775	10,687	Morgan Stanley
03/21/18	Buy	HUF	245,948	EUR	784	8,070	Morgan Stanley
03/21/18	Buy	HUF	3,322,117	EUR	10,676	6,487	Morgan Stanley
03/21/18	Buy	JPY	105,120	EUR	780	(3,686)	Morgan Stanley
03/22/18	Buy	JPY	102,122	EUR	760	(6,236)	Morgan Stanley
03/22/18	Buy	JPY	105,722	EUR	791	(11,053)	Morgan Stanley
03/21/18	Buy	NOK	2,995	EUR	306	(3,405)	Morgan Stanley
03/21/18	Buy	NOK	3,481	EUR	352	1,032	Morgan Stanley
03/21/18	Buy	NOK	3,936	SEK	3,959	(4,494)	Morgan Stanley
03/21/18	Buy	NOK	6,112	EUR	625	(7,025)	Morgan Stanley
03/21/18	Buy	NOK	7,398	EUR	755	(7,591)	Morgan Stanley
03/21/18	Buy	NOK	7,469	EUR	764	(9,508)	Morgan Stanley
03/21/18	Buy	NOK	7,523	EUR	759	2,832	Morgan Stanley
03/21/18	Buy	NOK	7,579	EUR	766	1,472	Morgan Stanley
03/21/18	Buy	NOK	7,692	EUR	785	(7,618)	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Cross currency exchange contracts outstanding at December 31, 2017 (continued):

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts (continued):
03/21/18	Buy	NOK	7,712	EUR	779	$2,110	Morgan Stanley
03/21/18	Buy	NOK	7,722	EUR	785	(3,900)	Morgan Stanley
03/21/18	Buy	NOK	7,928	EUR	800	3,172	Morgan Stanley
03/21/18	Buy	NOK	9,314	EUR	938	5,436	Morgan Stanley
03/21/18	Buy	NOK	15,447	EUR	1,559	5,739	Morgan Stanley
03/21/18	Buy	NOK	15,493	EUR	1,564	5,270	Morgan Stanley
03/21/18	Buy	NOK	23,891	EUR	2,450	(37,543)	Morgan Stanley
03/21/18	Buy	NOK	138,370	EUR	14,026	(21,821)	Morgan Stanley
03/21/18	Buy	NOK	138,804	EUR	14,178	(152,349)	Morgan Stanley
03/22/18	Buy	NOK	6,927	EUR	697	5,381	Morgan Stanley
03/21/18	Buy	PLN	897	EUR	212	2,493	Morgan Stanley
03/21/18	Buy	PLN	13,141	EUR	3,104	33,526	Morgan Stanley
03/21/18	Buy	PLN	36,078	EUR	8,527	85,126	Morgan Stanley
03/21/18	Buy	PLN	36,339	EUR	8,587	88,066	Morgan Stanley
03/21/18	Buy	SEK	5,127	EUR	518	3,465	Morgan Stanley
03/21/18	Buy	SEK	7,475	EUR	748	13,817	Morgan Stanley
03/21/18	Buy	SEK	7,637	EUR	768	9,571	Morgan Stanley
03/21/18	Buy	SEK	16,203	EUR	1,630	19,412	Morgan Stanley
03/21/18	Buy	SEK	23,115	EUR	2,326	27,232	Morgan Stanley
03/21/18	Buy	SEK	97,396	EUR	9,846	60,674	Morgan Stanley
03/21/18	Buy	SEK	129,788	EUR	13,104	100,499	Morgan Stanley
03/21/18	Buy	SEK	241,044	EUR	24,164	393,981	Morgan Stanley

						$920,556

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts and OTC Cross Currency Exchange Contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Cross Currency Exchange	$1,381,963	$(461,407)	$920,556
Forward Foreign Currency	$6,405,444	$(8,625,015)	$(2,219,571)

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues — Buy Protection(1):
Republic of China	12/20/20	1.000%(Q)	27,520	0.271%	$(591,271)	$216,981	$(808,252)	Citigroup Global Markets

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices — Buy Protection(1):
CDX.EM.28.V1	12/20/22	1.000%(Q)		11,380	$462,825	$98,552	$(364,273)
CDX.NA.HY.29.V1	12/20/22	5.000%(Q)		24,500	(1,813,552)	(2,070,535)	(256,983)
CDX.NA.IG.29.V1	12/20/22	1.000%(Q)		36,000	(802,441)	(870,132)	(67,691)
iTraxx Europe S27.V1	06/20/22	1.000%(Q)	EUR	31,820	(814,344)	(1,087,211)	(272,867)

					$(2,967,512)	$(3,929,326)	$(961,814)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR	5,200	08/15/27	1.428%(A)	Eurostat Eurozone HICP ex Tobacco(2)(A)	$5,163	$(87,605)	$(92,768)
EUR	2,260	08/15/32	1.600%(A)	Eurostat Eurozone HICP ex Tobacco(2)(A)	(1,479)	(52,443)	(50,964)
GBP	6,120	07/15/22	3.370%(A)	U.K. Retail Price Index(2)(A)	262	10,294	10,032
GBP	6,940	09/15/27	3.340%(A)	U.K. Retail Price Index(1)(A)	381	46,370	45,989
GBP	6,280	09/15/32	3.460%(A)	U.K. Retail Price Index(2)(A)	11,451	(39,548)	(50,999)
GBP	5,110	09/15/42	3.510%(A)	U.K. Retail Price Index(2)(A)	(3,254)	(120,627)	(117,373)
GBP	4,660	09/15/47	3.450%(A)	U.K. Retail Price Index(1)(A)	19,061	192,083	173,022

					$31,585	$(51,476)	$(83,061)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
AUD	35,560	03/21/20	2.000%(Q)	3 Month BBSW(1)(Q)	$(20,986)	$45,937	$66,923
AUD	8,610	12/21/27	3.500%(S)	6 Month BBSW(1)(S)	(96,732)	(103,604)	(6,872)

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
AUD	14,570	03/21/28	2.750%(S)	6 Month BBSW(1)(S)	$58,192	$81,221	$23,029
CAD	7,300	03/21/19	1.000%(S)	3 Month CDOR(2)(S)	(56,453)	(56,335)	118
CAD	55,880	03/21/20	1.250%(S)	3 Month CDOR(2)(S)	(595,721)	(772,027)	(176,306)
CAD	39,220	07/18/22	2.028%(S)	3 Month CDOR(2)(S)	(163,243)	(301,693)	(138,450)
CAD	9,840	03/21/23	1.500%(S)	3 Month CDOR(2)(S)	(239,793)	(292,232)	(52,439)
CAD	34,470	03/21/28	1.750%(S)	3 Month CDOR(2)(S)	(1,434,613)	(1,671,927)	(237,314)
CAD	5,820	07/18/48	2.540%(S)	3 Month CDOR(1)(S)	63,619	16,749	(46,870)
CHF	1,860	03/21/28	0.250%(A)	6 Month CHF LIBOR(2)(S)	(6,187)	(10,708)	(4,521)
EUR	52,300	12/16/21	0.350%(A)	6 Month EURIBOR(2)(S)	(126,528)	(155,488)	(28,960)
EUR	26,960	03/21/23	0.250%(A)	6 Month EURIBOR(1)(S)	27,193	188,190	160,997
EUR	6,820	03/21/25	0.500%(A)	6 Month EURIBOR(2)(S)	(12,010)	(64,012)	(52,002)
EUR	12,480	01/12/27	1.330%(A)	6 Month EURIBOR(1)(S)	(100,209)	26,601	126,810
EUR	6,720	08/31/27	1.500%(A)	6 Month EURIBOR(1)(S)	(9,526)	(33,328)	(23,802)
EUR	13,330	10/25/27	1.600%(A)	6 Month EURIBOR(2)(S)	61,706	120,296	58,590
EUR	15,890	12/19/27	1.500%(A)	6 Month EURIBOR(2)(S)	61,520	26,398	(35,122)
EUR	26,630	03/21/28	1.000%(A)	6 Month EURIBOR(2)(S)	421,440	223,395	(198,045)
EUR	1,190	03/21/38	1.500%(A)	6 Month EURIBOR(2)(S)	32,252	16,724	(15,528)
GBP	77,960	03/21/20	0.750%(S)	6 Month GBP LIBOR(2)(S)	(331,732)	(183,999)	147,733
GBP	12,010	11/21/23	1.200%(S)	6 Month GBP LIBOR(2)(S)	(7,041)	25,440	32,481
GBP	29,010	03/16/27	1.600%(S)	6 Month GBP LIBOR(2)(S)	159,707	234,703	74,996
GBP	16,230	03/21/28	1.250%(S)	6 Month GBP LIBOR(1)(S)	235,517	100,448	(135,069)
GBP	7,230	11/21/28	1.400%(S)	6 Month GBP LIBOR(1)(S)	17,389	(29,521)	(46,910)
GBP	6,850	01/12/32	1.940%(S)	6 Month GBP LIBOR(1)(S)	67,226	(98,466)	(165,692)
GBP	14,170	03/21/33	1.500%(S)	6 Month GBP LIBOR(1)(S)	(55,209)	(199,251)	(144,042)
GBP	20,170	03/17/37	1.750%(S)	6 Month GBP LIBOR(1)(S)	19,619	(177,219)	(196,838)
GBP	8,100	12/14/37	1.750%(S)	6 Month GBP LIBOR(1)(S)	(66,707)	(79,606)	(12,899)
GBP	3,400	06/14/38	1.750%(S)	6 Month GBP LIBOR(1)(S)	(50,243)	(36,631)	13,612
GBP	2,170	03/21/48	1.500%(S)	6 Month GBP LIBOR(2)(S)	(24,246)	47,899	72,145
JPY	1,555,450	03/21/28	0.250%(S)	6 Month JPY LIBOR(1)(S)	98,901	127,913	29,012

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
JPY	379,420	03/22/28	0.500%(S)	6 Month JPY LIBOR(2)(S)	$(9,798)	$(8,596)	$1,202
JPY	144,520	06/14/38	1.250%(S)	6 Month JPY LIBOR(2)(S)	7,173	1,405	(5,768)
MXN	5	12/14/22	6.750%(M)	28 Day Mexican Interbank Rate(2)(M)	(5)	24	29
MXN	57,725	03/15/23	7.500%(M)	28 Day Mexican Interbank Rate(2)(M)	(21,392)	(44,807)	(23,415)
NOK	95,110	03/21/23	1.500%(A)	6 Month NIBOR(1)(S)	(17,145)	(50,111)	(32,966)
NZD	74,350	03/21/20	2.250%(S)	3 Month BBR(1)(Q)	(3,732)	42,682	46,414
NZD	2,680	12/21/27	4.000%(S)	3 Month BBR(1)(Q)	(24,501)	(25,285)	(784)
PLN	24,700	12/20/22	2.510%(A)	6 Month WIBOR(1)(S)	(584)	(6,301)	(5,717)
SEK	182,330	06/15/18	0.050%(A)	3 Month STIBOR(2)(Q)	175,144	62,051	(113,093)
SEK	305,380	09/17/18	(0.330)%(A)	3 Month STIBOR(2)(Q)	5,648	31,848	26,200
SEK	345,640	06/28/19	(0.100)%(A)	3 Month STIBOR(2)(Q)	(7,526)	35,209	42,735
SEK	35,510	03/21/21	0.250%(A)	3 Month STIBOR(1)(Q)	(10,945)	(10,940)	5
SEK	329,410	12/16/21	0.500%(A)	3 Month STIBOR(1)(Q)	164,823	179,413	14,590
SEK	18,110	03/21/23	0.500%(A)	3 Month STIBOR(2)(Q)	7,914	8,792	878
SEK	124,810	10/25/27	2.000%(A)	3 Month STIBOR(1)(Q)	(5,698)	(51,137)	(45,439)
SEK	84,140	11/02/27	2.000%(A)	3 Month STIBOR(1)(Q)	4,068	(32,484)	(36,552)
SEK	15,420	12/21/27	2.250%(A)	3 Month STIBOR(1)(Q)	(12,720)	(25,484)	(12,764)
	28,760	03/21/20	1.750%(S)	3 Month LIBOR(2)(Q)	(189,472)	(225,734)	(36,262)
	69,400	08/06/20	1.855%(S)	3 Month LIBOR(2)(Q)	(290,954)	(533,331)	(242,377)
	125,860	11/20/20	2.139%(S)	3 Month LIBOR(2)(Q)	(84,747)	(394,908)	(310,161)
	6,100	12/12/20	2.227%(S)	3 Month LIBOR(2)(Q)	—	(9,859)	(9,859)
	7,250	03/21/23	2.000%(S)	3 Month LIBOR(2)(Q)	(79,694)	(94,323)	(14,629)
	8,980	07/03/23	2.143%(S)	3 Month LIBOR(1)(Q)	28,607	72,006	43,399
	54,170	11/20/23	2.275%(S)	3 Month LIBOR(1)(Q)	51,055	189,071	138,016
	7,680	08/31/27	2.400%(S)	3 Month LIBOR(2)(Q)	(8,937)	(48,801)	(39,864)
	2,790	12/21/27	2.750%(S)	3 Month LIBOR(2)(Q)	20,849	21,717	868
	9,440	03/21/28	2.250%(S)	3 Month LIBOR(2)(Q)	(112,308)	(144,777)	(32,469)
	33,990	07/03/28	2.378%(S)	3 Month LIBOR(2)(Q)	(87,148)	(212,771)	(125,623)
	18,520	08/06/28	2.346%(S)	3 Month LIBOR(1)(Q)	17,728	180,012	162,284

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
	1,600	12/12/28	2.488%(S)	3 Month LIBOR(1)(Q)	$—	$(1,254)	$(1,254)
	1,310	11/15/43	2.609%(S)	3 Month LIBOR(1)(Q)	6,486	(17,451)	(23,937)
	440	03/21/48	2.500%(S)	3 Month LIBOR(2)(Q)	13,715	4,794	(8,921)
	14,030	07/03/48	2.560%(S)	3 Month LIBOR(1)(Q)	53,560	(2,945)	(56,505)
ZAR	8,750	10/25/27	9.330%(Q)	3 Month JIBAR(2)(Q)	—	11,446	11,446
ZAR	18,570	10/26/27	9.450%(Q)	3 Month JIBAR(2)(Q)	—	29,371	29,371
ZAR	17,030	10/26/27	9.550%(Q)	3 Month JIBAR(2)(Q)	—	30,839	30,839
ZAR	17,060	11/03/27	9.320%(Q)	3 Month JIBAR(2)(Q)	—	21,635	21,635
ZAR	17,030	12/19/27	8.800%(Q)	3 Month JIBAR(1)(Q)	—	(143)	(143)
ZAR	8,750	12/19/27	8.870%(Q)	3 Month JIBAR(1)(Q)	—	(1,460)	(1,460)
ZAR	17,060	12/21/27	8.875%(Q)	3 Month JIBAR(1)(Q)	—	(2,984)	(2,984)
ZAR	18,570	12/28/27	8.825%(Q)	3 Month JIBAR(1)(Q)	—	(984)	(984)

					$(2,483,434)	$(4,008,688)	$(1,525,254)

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
BRL	33,970	01/04/21	10.950	%(T)	1 Day BROIS(1)(T)	$(527,919)	$—	$(527,919)	Deutsche Bank AG
KRW	22,839,270	06/15/19	1.293	%(Q)	3 Month KWCDC(2)(Q)	(197,051)	—	(197,051)	Bank of America
KRW	42,285,220	03/21/20	2.000	%(Q)	3 Month KWCDC(2)(Q)	(40,098)	4,331	(44,429)	Bank of America
KRW	2,880,760	06/21/27	1.750	%(Q)	3 Month KWCDC(2)(Q)	(101,340)	(30,257)	(71,083)	Morgan Stanley
KRW	1,160,180	11/01/27	2.370	%(Q)	3 Month KWCDC(2)(Q)	4,310	—	4,310	JPMorgan Chase
KRW	1,367,190	11/02/27	2.370	%(Q)	3 Month KWCDC(2)(Q)	5,077	—	5,077	Citigroup Global Markets
KRW	1,365,920	11/10/27	2.308	%(Q)	3 Month KWCDC(2)(Q)	1,650	—	1,650	Morgan Stanley
KRW	911,150	11/23/27	2.335	%(Q)	3 Month KWCDC(2)(Q)	2,062	—	2,062	Morgan Stanley
KRW	1,335,940	11/29/27	2.315	%(Q)	3 Month KWCDC(2)(Q)	1,941	—	1,941	JPMorgan Chase

						$(851,368)	$(25,926)	$(825,442)

Cash and foreign currency of $6,105,072 has been segregated with Credit Suisse First Boston Corp. to cover the requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total Return swap agreements outstanding at December 31, 2017:

Counterparty	Termination Date	Long (Short) Notional Amount(000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Citigroup Global Markets	02/08/18	EGP	7,500	Pay or receive annually amounts based on market value fluctuation of Egypt Treasury Bill	$414,741	$359,093	$55,648

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$580,405	$(30,257)	$70,688	$(1,648,734)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$93,642,260	$—
Home Equity Loans	—	3,865,923	—
Other	—	805,224	—
Residential Mortgage-Backed Securities	—	6,656,984	—
Student Loans	—	64,815,482	—
Corporate Bonds
Belgium	—	6,296,416	—
Brazil	—	702,930	—
China	—	858,230	—
France	—	9,246,649	—
Germany	—	32,421,626	—
India	—	484,729	—
Japan	—	1,059,582	—
Luxembourg	—	837,680	—
Mexico	—	1,276,183	—
Netherlands	—	8,180,816	—
Norway	—	18,130,508	—
Switzerland	—	4,696,686	—
United Kingdom	—	14,933,150	—
United States	—	76,556,810	—
Venezuela	—	1,679,575	—
Municipal Bonds	—	1,649,781	—
Residential Mortgage-Backed Securities	—	29,520,330	1,350,000
Sovereign Bonds	—	292,659,781	—
U.S. Government Agency Obligations	—	98,337,230	—
U.S. Treasury Obligations	—	13,701,913	—
Affiliated Mutual Funds	5,150,547	—	—
Foreign Treasury Obligations	—	21,319,901	—
Options Purchased	88,406	—	—
Other Financial Instruments*
Futures Contracts	(195,153)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(2,219,571)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
OTC Cross Currency Exchange Contracts	$—	$920,556	$—
OTC Credit Default Swap Agreement	—	(591,271)	—
Centrally Cleared Credit Default Swap Agreements	—	(961,814)	—
Centrally Cleared Inflation Swap Agreements	—	(83,061)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,525,254)	—
OTC Interest Rate Swap Agreements	—	(851,368)	—
OTC Total Return Swap Agreements	—	414,741	—

Total	$5,043,800	$799,439,337	$1,350,000

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

Residential Mortgage-Backed Securities
Balance as of 12/31/2016	$10,875,000
Realized gain (loss)	778
Change in unrealized appreciation (depreciation)	(1,040)
Purchases/Exchanges/Issuances	—
Sales/Paydowns	(9,525,000)
Accrued discount/premium	262
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/17	$1,350,000

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2017	Valuation Methodology	Unobservable Inputs
Residential Mortgage-Backed Securities	$1,350,000	Market Approach	Single Broker Indicative Quote

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Sovereign Bonds	36.5%
U.S. Government Agency Obligations	12.3
Collateralized Loan Obligations	11.7
Banks	10.9
Student Loans	8.1
Residential Mortgage-Backed Securities	4.7
Foreign Treasury Obligations	2.7
U.S. Treasury Obligations	1.7
Telecommunications	1.6
Diversified Financial Services	1.4
Pipelines	1.2
Oil & Gas	0.8
Electric	0.8
Beverages	0.8
Insurance	0.7
Agriculture	0.7
Affiliated Mutual Funds (0.3% represents investments purchased with collateral from securities on loan)	0.6
Foods	0.5

Home Equity Loans	0.5%
Software	0.4
Media	0.4
Healthcare-Products	0.4
Pharmaceuticals	0.4
Internet	0.4
Mining	0.2
Municipal Bonds	0.2
Real Estate Investment Trusts (REITs)	0.2
Semiconductors	0.1
Healthcare-Services	0.1
Real Estate	0.1
Biotechnology	0.1
Other	0.1
Auto Parts & Equipment	0.0	*
Retail	0.0	*
Option Purchased	0.0	*

	101.3
Liabilities in excess of other assets	(1.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$961,814	*
Credit contracts	Premiums paid for OTC swap agreements	216,981		—	—
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	808,252
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	1,381,963		Unrealized depreciation on OTC cross currency exchange contracts	461,407
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	6,405,444		Unrealized depreciation on OTC forward foreign currency exchange contracts	8,625,015
Interest rate contracts	Due from/to broker — variation margin futures	182,732	*	Due from/to broker — variation margin futures	377,885	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,605,400	*	Due from/to broker — variation margin swaps	3,213,715	*
Interest rate contracts	Premiums paid for OTC swap agreements	363,424		Premiums received for OTC swap agreements	30,257
Interest rate contracts	Unaffiliated investments	88,406		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	70,688		Unrealized depreciation on OTC swap agreements	840,482

Total		$10,315,038			$15,318,827

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only settled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$(4,284,601)
Foreign exchange contracts	—	—	(10,489,978)	—
Interest rate contracts	118,146	5,655,480	—	(1,731,863)

Total	$118,146	$5,655,480	$(10,489,978)	$(6,016,464)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Forward &Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$(1,267,308)
Foreign exchange contracts	—	—	(12,714,878)	—
Interest rate contracts	56,522	(2,045,770)	—	(591,562)

Total	$56,522	$(2,045,770)	$(12,714,878)	$(1,858,870)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts — Long Positions(2)	Futures Contracts — Short Positions(2)	Forward Foreign Currency Exchange Contracts — Purchased(3)	Forward Foreign Currency Exchange Contracts — Sold(3)	Cross Currency Exchange Contracts(2)	Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements — Buy Protection(4)	Total Return Swap Agreements(4)
$25,507	$264,129,356	$167,976,639	$295,942,879	$662,652,572	$172,462,165	$35,725,942	$1,677,702,414	$117,932,295	$516,048

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$2,504,606	$(2,504,606)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$4,331	$(241,480)	$(237,149)	$237,149	$—
Citigroup Global Markets	636,799	(808,252)	(171,453)	170,000	(1,453)
Deutsche Bank AG	—	(527,919)	(527,919)	410,000	(117,919)
JPMorgan Chase	6,251	—	6,251	—	6,251
Morgan Stanley	7,791,119	(9,187,762)	(1,396,643)	1,396,643	—

	$8,438,500	$(10,765,413)	$(2,326,913)	$2,213,792	$(113,121)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $2,504,606:
Unaffiliated investments (cost $793,735,674)	$805,774,785
Affiliated investments (cost $5,150,788)	5,150,547
Foreign currency, at value (cost $280,022)	282,905
Deposit with broker for futures	1,794,658
Cash segregated for counterparty—OTC	23,300,000
Receivable for investments sold	14,556,156
Unrealized appreciation on OTC forward foreign currency contracts	6,405,444
Deposit with broker for swaps	6,105,072
Dividends and interest receivable	5,477,628
Unrealized appreciation on OTC cross currency exchange contracts	1,381,963
Receivable for fund share sold	682,511
Premiums paid for OTC swap agreements	580,405
Due from broker-variation margin futures	113,860
Unrealized appreciation on OTC swap agreements	70,688
Tax reclaim receivable	38,628
Prepaid expenses	5,642

Total Assets	871,720,892

LIABILITIES:
Payable for investments purchased	52,977,339
Unrealized depreciation on OTC forward foreign currency contracts	8,625,015
Payable for fund share repurchased	4,215,009
Payable to broker for collateral for securities on loan	2,555,715
Unrealized depreciation on OTC swap agreements	1,648,734
Unrealized depreciation on OTC cross currency exchange contracts	461,407
Management fees payable	183,639
Accrued expenses and other liabilities	55,843
Due to broker-variation margin swaps	54,160
Distribution fee payable	33,338
Premiums received for OTC swap agreements	30,257
Affiliated transfer agent fee payable	365

Total Liabilities	70,840,821

NET ASSETS	$800,880,071

Net assets were comprised of:
Paid-in capital	$755,762,849
Retained earnings	45,117,222

Net assets, December 31, 2017	$800,880,071

Net asset value and redemption price per share, $800,880,071 / 74,791,819 outstanding shares of beneficial interest	$10.71

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income (net) (foreign withholding tax $141,349, of which $66,247 is reimbursable by an affiliate)	$17,217,508
Affiliated dividend income	251,663
Income from securities lending, net (including affiliated income of $2,271)	2,273

17,471,444

EXPENSES
Management fees	5,036,503
Distribution fee	2,000,616
Custodian and accounting fees	177,767
Audit fee	74,461
Trustees’ fees	17,190
Legal fees and expenses	14,547
Shareholders’ reports	13,419
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,395
Miscellaneous	24,099

Total expenses	7,365,997
Less: management fee waivers and/or expense reimbursement	(163,120)

Net expenses	7,202,877

NET INVESTMENT INCOME (LOSS)	10,268,567

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(88))	3,428,529
Futures transactions	5,655,480
Swap agreements transactions	(6,016,464)
Forward and cross currency contracts transactions	(10,489,978)
Foreign currency transactions	4,939,941

(2,482,492)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(241))	25,001,082
Futures	(2,045,770)
Swap agreements	(1,858,870)
Forward and cross currency contracts	(12,714,878)
Foreign currencies	148,554

8,530,118

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	6,047,626

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,316,193

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$10,268,567	$7,672,036
Net realized gain (loss) on investment and foreign currency transactions	(2,482,492)	11,983,093
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	8,530,118	5,391,348

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,316,193	25,046,477

FUND SHARE TRANSACTIONS:
Fund share sold [6,708,027 and 11,381,278 shares, respectively]	71,259,981	118,818,832
Fund share repurchased [7,447,257 and 10,227,708 shares, respectively]	(79,120,238)	(105,889,096)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(7,860,257)	12,929,736

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,455,936	37,976,213
NET ASSETS:
Beginning of year	792,424,135	754,447,922

End of year	$800,880,071	$792,424,135

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS — 66.4%
ASSET-BACKED SECURITIES — 31.7%
Collateralized Loan Obligations — 19.1%
ACIS CLO Ltd. (Cayman Islands),
Series 2014-4A, Class A, 3 Month LIBOR + 1.420%, 144A
2.797%(c)	05/01/26	4,757	$4,759,419
Apidos CLO (Cayman Islands),
Series 2012-10A, Class A, 3 Month LIBOR + 1.420%, 144A
2.798%(c)	10/30/22	710	709,760
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-1A, Class AR2, 3 Month LIBOR + 1.260%, 144A
2.619%(c)	07/16/29	1,500	1,510,387
CFIP CLO Ltd. (Cayman Islands),
Series 2014-1A, Class AR, 3 Month LIBOR + 1.320%, 144A
2.679%(c)	07/13/29	2,200	2,201,730
Cutwater Ltd. (Cayman Islands),
Series 2014-1A, Class A1AR, 3 Month LIBOR + 1.250%, 144A
2.609%(c)	07/15/26	1,550	1,551,968
Series 2015-1A, Class A2, 3 Month LIBOR + 1.530%, 144A
2.889%(c)	07/15/27	5,850	5,856,100
Halcyon Loan Advisors Funding Ltd. (Cayman Islands),
Series 2015-2A, Class A, 3 Month LIBOR + 1.390%, 144A
2.757%(c)	07/25/27	4,000	4,006,594
Jamestown CLO Ltd. (Cayman Islands),
Series 2015-6A, Class A1AR, 3 Month LIBOR + 1.150%, 144A
2.586%(c)	02/20/27	1,550	1,554,336
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2015-19A, Class A1R, 3 Month LIBOR + 1.050%, 144A
2.409%(c)	07/15/27	1,550	1,550,944
OCP CLO 2015-8 Ltd. (Cayman Islands),
Series 2015-8A, Class A1R, 3 Month LIBOR + 0.850%, 144A
2.203%(c)	04/17/27	1,550	1,550,413
OCP CLO Ltd. (Cayman Islands),
Series 2015-10A, Class A1R, 3 Month LIBOR + 0.820%, 144A
2.191%(c)	10/26/27	1,550	1,552,440
Series 2015-9A, Class A1R, 3 Month LIBOR + 0.800%, 144A
2.159%(c)	07/15/27	1,550	1,550,258
Octagon Investment Partners 24 Ltd. (Cayman Islands),
Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A
2.341%(c)	05/21/27	3,150	3,151,532
OFSI Fund Ltd. (Cayman Islands),
Series 2014-6A, Class A1, 3 Month LIBOR + 1.030%, 144A
2.389%(c)	03/20/25	2,213	2,216,034
Series 2014-7A, Class AR, 3 Month LIBOR + 0.900%, 144A
2.254%(c)	10/18/26	3,600	3,603,161
Palmer Square Loan Funding Ltd. (Cayman Islands),

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Series 2017-1A, Class A1, 3 Month LIBOR + 0.740%, 144A
2.060%(c)	10/15/25	1,600	$1,600,232
Saranac CLO II Ltd. (United Kingdom),
Series 2014-2A, Class A1AR, 3 Month LIBOR + 1.230%, 144A
2.666%(c)	11/20/29	3,100	3,101,404
TCW CLO Ltd. (Cayman Islands),
Series 2017-1A, Class A, 3 Month LIBOR + 1.280%, 144A
2.714%(c)	07/29/29	1,500	1,500,987
Trinitas CLO Ltd. (Cayman Islands),
Series 2014-2A, Class A1R, 3 Month LIBOR + 1.180%, 144A
2.539%(c)	07/15/26	7,400	7,421,761
Venture XVIII CLO Ltd. (Cayman Islands),
Series 2014-18A, Class AR, 3 Month LIBOR + 1.220%, 144A
2.579%(c)	10/15/29	2,100	2,102,844
WhiteHorse Ltd. (Cayman Islands),
Series 2014-9A, Class AR, 3 Month LIBOR + 1.160%, 144A
2.513%(c)	07/17/26	1,800	1,807,102
Z Capital Credit Partners CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A1, 3 Month LIBOR + 1.330%, 144A
2.689%(c)	07/16/27	3,585	3,584,566

			58,443,972

Home Equity Loans — 0.5%
Soundview Home Loan Trust,
Series 2006-OPT3, Class 2A4, 1 Month LIBOR + 0.250%
1.802%(c)	06/25/36	1,850	1,707,227

Residential Mortgage-Backed Securities — 1.6%
Credit-Based Asset Servicing & Securitization LLC,
Series 2005-CB8, Class AF2
3.834%	12/25/35	126	125,025
Series 2005-CB8, Class AF3
3.834%	12/25/35	700	689,646
Lehman XS Trust,
Series 2007-3, Class 1BA2, 6 Month LIBOR + 0.500%
2.161%(c)	03/25/37	1,434	1,211,616
Saxon Asset Securities Trust,
Series 2005-3, Class M2, 1 Month LIBOR + 0.480%
1.808%(c)	11/25/35	2,500	2,487,697
VOLT XXV LLC,
Series 2015-NPL8, Class A1, 144A
3.500%	06/26/45	321	320,912

			4,834,896

Student Loans — 10.5%
Academic Loan Funding Trust,
Series 2012-1A, Class A2, 1 Month LIBOR + 1.100%, 144A
2.428%(c)	12/27/44	1,600	1,599,094
Access Group, Inc.,
Series 2015-1, Class A, 1 Month LIBOR + 0.700%, 144A
2.252%(c)	07/25/56	996	1,000,038
ECMC Group Student Loan Trust,
Series 2016-1A, Class A, 1 Month LIBOR + 1.350%, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
2.902%(c)	07/26/66	1,314	$1,336,216
EFS Volunteer LLC,
Series 2012-1, Class A2, 1 Month LIBOR + 1.350%, 144A
2.902%(c)	03/25/36	1,550	1,591,958
Series 2012-1, Class A3, 1 Month LIBOR + 1.000%, 144A
2.552%(c)	04/25/33	950	950,143
Higher Education Funding I,
Series 2005-1, Class A4, 3 Month LIBOR + 0.140%
1.602%(c)	02/25/30	57	57,397
Montana Higher Education Student Assistance Corp.,
Series 2012-1, Class A3, 1 Month LIBOR + 1.050%
2.333%(c)	07/20/43	850	862,627
Navient Student Loan Trust,
Series 2016-5A, Class A, 1 Month LIBOR + 1.250%, 144A
2.802%(c)	06/25/65	2,804	2,863,934
Series 2016-7A, Class A, 1 Month LIBOR + 1.150%, 144A
2.702%(c)	03/25/66	1,370	1,401,543
Series 2017-2A, Class A, 1 Month LIBOR + 1.050%, 144A
2.602%(c)	12/27/66	2,470	2,499,432
Series 2017-5A, Class A, 1 Month LIBOR + 0.800%, 144A
2.352%(c)	07/26/66	3,010	3,020,454
Nelnet Student Loan Trust,
Series 2005-4, Class A3, 3 Month LIBOR + 0.130%
1.453%(c)	06/22/26	191	190,631
Series 2006-1, Class A6, 3 Month LIBOR + 0.450%, 144A
1.904%(c)	08/23/36	1,500	1,465,546
Northstar Education Finance, Inc.,
Series 2007-1, Class A1, 3 Month LIBOR + 0.100%
1.478%(c)	04/28/30	299	297,136
PHEAA Student Loan Trust,
Series 2016-1A, Class A, 1 Month LIBOR + 1.150%, 144A
2.702%(c)	09/25/65	1,408	1,431,790
Scholar Funding Trust,
Series 2010-A, Class A, 3 Month LIBOR + 0.750%, 144A
2.128%(c)	10/28/41	713	707,677
SLM Student Loan Trust,
Series 2003-14, Class A5, 3 Month LIBOR + 0.230%
1.597%(c)	01/25/23	164	163,578
Series 2003-7A, Class A5A, 3 Month LIBOR + 1.200%, 144A
2.788%(c)	12/15/33	1,146	1,161,011
Series 2004-8A, Class A6, 3 Month LIBOR + 0.630%, 144A
1.997%(c)	01/25/40	750	749,996
Series 2005-5, Class A4, 3 Month LIBOR + 0.140%
1.507%(c)	10/25/28	2,150	2,136,180
Series 2005-5, Class A5, 3 Month LIBOR + 0.750%
2.117%(c)	10/25/40	300	298,083
Series 2006-10, Class A5A, 3 Month LIBOR + 0.100%
1.467%(c)	04/25/27	1,171	1,167,817
Series 2008-2, Class A3, 3 Month LIBOR + 0.750%
2.117%(c)	04/25/23	497	496,515
Series 2008-3, Class A3, 3 Month LIBOR + 1.000%
2.367%(c)	10/25/21	635	639,147
Series 2008-4, Class A4, 3 Month LIBOR + 1.650%
3.017%(c)	07/25/22	1,376	1,411,163
Series 2008-5, Class A4, 3 Month LIBOR + 1.700%
3.067%(c)	07/25/23	1,211	1,249,244
Series 2008-6, Class A4, 3 Month LIBOR + 1.100%

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
2.467%(c)	07/25/23	850	$861,274
Series 2008-8, Class A4, 3 Month LIBOR + 1.500%
2.867%(c)	04/25/23	500	512,960
Wachovia Student Loan Trust,
Series 2005-1, Class A5, 3 Month LIBOR + 0.130%
1.497%(c)	01/26/26	185	184,930

			32,307,514

TOTAL ASSET-BACKED SECURITIES (cost $95,810,885)			97,293,609

BANK LOANS(c) —1.4%
Aerospace & Defense — 0.1%
Avolon TLB Borrower 1 (US) LLC,
Initial Term B-2 Loan, 1 Month LIBOR + 2.250%
3.751%	03/20/22	274	271,280

Electronic Equipment, Instruments & Components — 0.2%
EnergySolutions LLC,
New Term Loan, 3 Month LIBOR + 4.750%
6.450%	05/29/20	531	535,861

Food Products — 0.1%
Shearer’s Foods LLC,
Second Lien Term Loan, 3 Month LIBOR + 6.750%^
8.443%	06/30/22	425	395,249

Media — 0.3%
Checkout Holding Corp.,
Initial Loan (Second Lien), 1 Month LIBOR + 6.750%
8.319%	04/11/22	425	172,125
Getty Images, Inc.,
Initial Term Loan, 3 Month LIBOR + 3.500%
4.833%	10/18/19	641	580,309
Lions Gate Entertainment Corp.,
TermB-1Loan,1Month LIBOR+2.250%
3.819%	12/08/23	159	159,051

			911,485

Oil, Gas & Consumable Fuels — 0.3%
Ascent Resources - Marcellus LLC,
First Lien Term Loan, 1 - 3 Month LIBOR + 4.250%
5.461%	08/04/20	874	640,001
Second Lien Term Loan, 1 - 3 Month LIBOR + 7.500%^
8.500%	08/04/21	275	8,249
Murray Energy Corp.,
Term B-2 Loan Non-PIK, 3 Month LIBOR + 7.250%
8.943%	04/16/20	397	348,207

			996,457

Software — 0.0%
MA Financeco LLC,
Tranche B-3 Term Loan, 1 Month LIBOR + 2.750%
4.319%	06/21/24	39	38,766

Technology — 0.1%
Seattle Escrow Borrower LLC,
Term Loan, 1 Month LIBOR + 2.750%
4.319%	06/21/24	261	261,799

Telecommunications — 0.1%
Windstream Services LLC,
New Tranche B-6 Term Loan, 1 Month LIBOR + 4.000%
5.500%	03/29/21	290	272,084

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
BANK LOANS(c) (continued)
Textiles, Apparel & Luxury Goods — 0.2%
True Religion Apparel, Inc.,
Term Loan, 1 - 3 Month LIBOR + 4.880%^
6.136%	07/30/19		726	$711,056

TOTAL BANK LOANS (cost $5,087,181)				4,394,037

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.5%
CGBAM Commercial Mortgage Trust,
Series 2015-SMRT, Class E, 144A
3.786%(cc)	04/10/28		450	449,176
Citigroup Commercial Mortgage Trust,
Series 2015-SSHP, Class D, 1 Month LIBOR + 3.050%, 144A
4.527%(c)	09/15/27		300	301,289
CSMC LLC,
Series 2014-USA, Class E, 144A
4.373%	09/15/37		400	356,814
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2014-CBM, Class E, 1 Month LIBOR + 3.850%, 144A
5.327%(c)	10/15/29		350	350,000

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,475,117)				1,457,279

CONVERTIBLE BOND — 0.0%
Oil & Gas — 0.0%
Whiting Petroleum Corp.,
Gtd. Notes
1.250%	04/01/20		50	46,000

(cost $43,301)
CORPORATE BONDS — 9.2%
Airlines — 0.1%
Continental Airlines 2012-3, Class C, Pass-Through Trust,
Pass-Through Certificates
6.125%	04/29/18		400	404,200

Banks — 0.4%
JPMorgan Chase Bank NA,
Gtd. Notes, EMTN, 144A
19.149%(s)	02/15/18	EGP	11,175	611,803
Unsec’d. Notes, EMTN, 144A
18.667%(s)	05/17/18	EGP	8,450	442,608
Popular, Inc. (Puerto Rico),
Sr. Unsec’d. Notes
7.000%	07/01/19		75	78,000

				1,132,411

Diversified Financial Services — 1.3%
Citigroup Global Markets Holdings, Inc.,
Gtd. Notes, GMTN, 144A
18.602%(s)	05/10/18	EGP	31,100	1,643,770
Gtd. Notes, MTN, 144A
16.909%(s)	11/01/18	EGP	8,000	392,301
18.098%(s)	05/03/18	EGP	32,820	1,740,688
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
6.500%	08/01/18		200	$200,200
Navient Corp.,
Sr. Unsec’d. Notes, MTN
8.450%	06/15/18		100	102,550

				4,079,509

Electric — 0.1%
Dynegy, Inc.,
Gtd. Notes
6.750%	11/01/19		266	273,315

Healthcare-Services — 0.1%
HCA, Inc.,
Sr. Sec’d. Notes
3.750%	03/15/19		200	201,750
6.500%	02/15/20		150	159,000

				360,750

Home Builders — 0.0%
Beazer Homes USA, Inc.,
Gtd. Notes
5.750%	06/15/19		15	15,525

Insurance — 0.2%
Chubb Corp. (The),
Gtd. Notes, 3 Month LIBOR + 2.250%
3.609%(c)	03/29/67		650	645,125

Media — 0.0%
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
7.750%	04/15/18		50	50,625

Mining — 0.3%
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
7.250%	04/01/23		300	323,250
7.500%	04/01/25		200	217,000
Freeport-McMoRan, Inc.,
Gtd. Notes
2.375%	03/15/18		500	499,375

				1,039,625

Miscellaneous Manufacturing — 0.1%
General Electric Co.,
Sr. Unsec’d. Notes, MTN
8.500%	04/06/18	MXN	5,000	254,355

Multi-National — 1.0%
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
1.375%	01/15/18	GBP	1,500	2,025,930
2.625%	03/15/18	EUR	800	965,924

				2,991,854

Oil & Gas — 2.2%
Carrizo Oil & Gas, Inc.,
Gtd. Notes(a)
7.500%	09/15/20		740	753,875
Halcon Resources Corp.,
Gtd. Notes, 144A
6.750%	02/15/25		73	75,920

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Laredo Petroleum, Inc.,
Gtd. Notes
5.625%	01/15/22		275	$277,750
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.850%	06/05/2115		410	394,625
7.375%	01/17/27		1,030	1,134,030
8.750%	05/23/26		50	59,750
Gtd. Notes, 144A
5.999%	01/27/28		10	10,025
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
5.375%(d)	04/12/27		2,720	632,399
6.000%	10/28/22		11,240	2,051,299
Petroleos Mexicanos (Mexico),
Gtd. Notes, EMTN
5.125%	03/15/23	EUR	210	293,202
Reliance Industries Ltd. (India),
Sr. Unsec’d. Notes, 144A
3.667%	11/30/27		550	544,083
Whiting Petroleum Corp.,
Gtd. Notes
5.000%	03/15/19		350	358,925

				6,585,883

Packaging & Containers — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
6.000%	02/15/25		200	210,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA,
Sr. Sec’d. Notes
5.750%	10/15/20		145	147,547

				358,047

Pharmaceuticals — 0.2%
Valeant Pharmaceuticals International, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	03/15/22		200	210,000
7.000%	03/15/24		300	321,000

				531,000

Pipelines — 0.7%
DCP Midstream Operating LP,
Gtd. Notes
2.700%	04/01/19		300	298,125
Enterprise Products Operating LLC,
Gtd. Notes, 3 Month LIBOR + 3.710%
5.084%(c)	08/01/66		964	964,000
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24		375	365,196
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
Gtd. Notes
4.125%	11/15/19		450	452,813

				2,080,134

Real Estate — 0.3%
China Evergrande Group (China),
Sr. Sec’d. Notes

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Real Estate (continued)
8.750%	06/28/25		820	$849,878
Kaisa Group Holdings Ltd. (China),
Gtd. Notes
9.375%	06/30/24		200	194,910

				1,044,788

Semiconductors — 0.1%
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.125%	06/01/21		200	204,000

Software — 0.2%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	03/01/25		300	300,000
CURO Financial Technologies Corp.,
Sr. Sec’d. Notes, 144A
12.000%	03/01/22		300	330,000

				630,000

Telecommunications — 1.7%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
6.000%	06/09/19	MXN	8,510	418,179
Frontier Communications Corp.,
Sr. Unsec’d. Notes(a)
8.125%	10/01/18		650	647,498
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
7.250%	10/15/20		100	94,000
7.500%	04/01/21		550	500,500
Gtd. Notes, 144A
9.750%	07/15/25		100	96,250
Nokia OYJ (Finland),
Sr. Unsec’d. Notes
3.375%	06/12/22		100	99,380
Sprint Communications, Inc.,
Gtd. Notes, 144A
9.000%	11/15/18		300	315,780
Sr. Unsec’d. Notes
7.000%	08/15/20		450	477,000
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24		300	305,250
Telecom Italia Capital SA (Italy),
Gtd. Notes
6.375%	11/15/33		200	232,500
7.200%	07/18/36		150	186,375
7.721%	06/04/38		350	451,500
Wind Tre SpA (Italy),
Sr. Sec’d. Notes, 144A
5.000%	01/20/26		800	752,416
Windstream Services LLC / Windstream Finance Corp.,
Sr. Sec’d. Notes, 144A
8.625%	10/31/25		669	643,913
Windstream Services LLC/Windstream Finance Corp.,
Gtd. Notes
7.750%	10/15/20		83	70,135

				5,290,676

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Trucking & Leasing — 0.1%
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
5.250%	08/15/22	250	$248,438

TOTAL CORPORATE BONDS (cost $30,198,908)			28,220,260

MUNICIPAL BONDS — 0.7%
Illinois — 0.2%
State of Illinois,
General Obligation Unlimited
5.100%	06/01/33	600	599,004
General Obligation Unlimited, BABS
7.350%	07/01/35	165	190,768

			789,772

Puerto Rico — 0.5%
Commonwealth of Puerto Rico (Puerto Rico),
General Obligation Unlimited(d)
5.000%	07/01/34	15	3,375
5.125%	07/01/31	75	16,875
5.250%	07/01/27	25	5,625
5.500%	07/01/26	15	3,375
5.500%	07/01/32	45	10,125
5.500%	07/01/39	110	24,750
5.625%	07/01/32	35	7,875
5.750%	07/01/41	80	18,000
5.875%	07/01/36	40	9,000
6.000%	07/01/34	35	7,831
6.000%	07/01/39	330	74,250
8.000%	07/01/35	410	97,375
Puerto Rico Commonwealth Aqueduct & Sewer Authority (Puerto Rico),
Revenue Bonds
5.000%	07/01/33	270	166,388
5.750%	07/01/37	270	166,388
6.000%	07/01/44	95	60,444
6.000%	07/01/47	75	46,425
Puerto Rico Sales Tax Financing Corp. (Puerto Rico),
Revenue Bonds
5.000%(d)	08/01/43	1,350	131,625
5.250%(d)	08/01/41	3,285	320,288
5.250%(d)	08/01/43	175	17,063
5.375%(d)	08/01/38	170	16,575
5.375%(d)	08/01/39	485	47,288
5.500%(d)	08/01/28	360	35,100
5.500%(d)	08/01/37	220	21,450
5.750%(d)	08/01/37	340	33,150
6.500%(d)	08/01/44	20	1,950
6.750%(d)	08/01/32	515	50,213
8.020%(s)	08/01/38	150	3,915
8.020%(s)	08/01/37	190	5,295
8.050%(s)	08/01/35	70	2,171

			1,404,184

TOTAL MUNICIPAL BONDS (cost $6,873,568)			2,193,956

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 9.7%
Alternative Loan Trust,
Series 2006-HY11, Class A1, 1 Month LIBOR + 0.120%
1.672%(c)	06/25/36	1,220	$1,103,271
BCAP LLC Trust,
Series 2007-AA1, Class 2A1, 1 Month LIBOR + 0.180%
1.732%(c)	03/25/37	1,669	1,592,054
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2007-OA3, Class A1, 1 Month LIBOR + 0.140%
1.469%(c)	07/25/47	1,263	1,192,522
Fannie Mae Connecticut Avenue Securities,
Series 2016-C04, Class 1M2, 1 Month LIBOR + 4.250%
5.802%(c)	01/25/29	250	283,284
Fannie Mae REMICS,
Series 2010-135, Class AS, IO, 1 Month LIBOR x (1) + 5.950%
4.398%(c)	12/25/40	262	34,606
Series 2011-124, Class SC, IO, 1 Month LIBOR x (1) + 6.550%
4.998%(c)	12/25/41	939	156,180
Series 2012-5, Class SA, IO, 1 Month LIBOR x (1) + 5.950%
4.398%(c)	02/25/42	889	141,429
Series 2012-88, Class SB, IO, 1 Month LIBOR x (1) + 6.670%
5.118%(c)	07/25/42	516	87,930
Series 2013-96, Class SW, IO, 1 Month LIBOR x (1) + 6.100%
4.548%(c)	09/25/43	1,021	148,336
Series 2013-96, Class SY, IO, 1 Month LIBOR x (1) + 6.150%
4.598%(c)	07/25/42	780	119,223
Series 2013-130, Class SN, IO, 1 Month LIBOR x (1) + 6.650%
5.098%(c)	10/25/42	1,025	180,125
Series 2014-6, Class SA, IO, 1 Month LIBOR x (1) + 6.600%
5.048%(c)	02/25/44	969	159,589
Series 2014-19, Class MS, IO, 1 Month LIBOR x (1) + 6.600%
5.048%(c)	11/25/39	805	72,611
Series 2015-20, Class ES, IO, 1 Month LIBOR x (1) + 6.150%
4.598%(c)	04/25/45	713	122,342
Series 2015-22, Class DS, IO, 1 Month LIBOR x (1) + 6.200%
4.648%(c)	04/25/45	688	120,330
Series 2015-34, Class LS, IO, 1 Month LIBOR x (1) + 6.100%
4.548%(c)	06/25/45	1,338	219,360
Series 2015-79, Class SA, IO, 1 Month LIBOR x (1) + 6.250%
4.698%(c)	11/25/45	930	133,294
Series 2015-79, Class SE, IO, 1 Month LIBOR x (1) + 6.250%
4.698%(c)	11/25/45	557	80,592
Series 2016-1, Class SJ, IO, 1 Month LIBOR x (1) + 6.150%
4.598%(c)	02/25/46	1,467	288,151

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-3, Class IP, IO
4.000%	02/25/46	1,523	$309,736
Freddie Mac REMICS,
Series 3753, Class SK, IO, 1 Month LIBOR x (1) + 6.050%
4.573%(c)	11/15/38	329	20,487
Series 3852, Class SW, IO, 1 Month LIBOR x (1) + 6.000%
4.523%(c)	05/15/41	880	121,425
Series 4314, Class SE, IO, 1 Month LIBOR x (1) + 6.050%
4.573%(c)	03/15/44	1,694	297,782
Series 4326, Class GS, IO, 1 Month LIBOR x (1) + 6.050%
4.573%(c)	04/15/44	1,203	200,278
Series 4431, Class ST, IO, 1 Month LIBOR x (1) + 6.100%
4.623%(c)	01/15/45	1,469	254,920
Series 4468, Class SY, IO, 1 Month LIBOR x (1) + 6.100%
4.623%(c)	05/15/45	674	111,997
Series 4473, Class AS, IO, 1 Month LIBOR x (1) + 5.600%
4.123%(c)	05/15/45	1,371	182,784
Series 4583, Class ST, IO, 1 Month LIBOR x (1) + 6.000%
4.523%(c)	05/15/46	2,986	564,731
Freddie Mac Strips,
Series 304, Class C45, IO
3.000%	12/15/27	947	82,266
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA1, Class M3, 1 Month LIBOR + 3.300%
4.852%(c)	10/25/27	440	494,609
Series 2015-HQA2, Class M3, 1 Month LIBOR + 4.800%
6.352%(c)	05/25/28	325	382,394
Series 2016-DNA2, Class M3, 1 Month LIBOR + 4.650%
6.202%(c)	10/25/28	400	459,371
Series 2016-DNA3, Class M3, 1 Month LIBOR + 5.000%
6.552%(c)	12/25/28	300	349,428
Series 2016-DNA4, Class M3, 1 Month LIBOR + 3.800%
5.352%(c)	03/25/29	400	446,466
Government National Mortgage Assoc.,
Series 2015-126, Class IM, IO
4.000%	09/20/45	1,422	233,330
Series 2015-126, Class IQ, IO
4.000%	09/20/45	1,338	219,604
Series 2010-9, Class XD, IO, 1 Month LIBOR x (1) + 6.600%
5.109%(c)	01/16/40	1,819	297,500
Series 2010-9, Class YD, IO, 1 Month LIBOR x (1) + 6.800%
5.309%(c)	01/16/40	712	117,825
Series 2010-20, Class SE, IO, 1 Month LIBOR x (1) + 6.250%
4.749%(c)	02/20/40	1,247	201,575
Series 2010-37, Class SG, IO, 1 Month LIBOR x (1) + 5.700%
4.199%(c)	03/20/40	386	46,200
Series 2010-101, Class S, IO, 1 Month LIBOR x (1) + 6.000%
4.499%(c)	08/20/40	2,002	299,910
Series 2011-50, Class PS, IO, 1 Month LIBOR x (1) + 6.100%
4.599%(c)	02/20/41	1,270	155,697

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-149, Class MS, IO, 1 Month LIBOR x (1) + 6.250%
4.749%(c)	12/20/42	757	$119,753
Series 2013-113, Class SA, IO, 1 Month LIBOR x (1) + 6.700%
5.199%(c)	08/20/43	979	177,893
Series 2013-167, Class SG, IO, 1 Month LIBOR x (1) + 6.150%
4.649%(c)	11/20/43	515	83,492
Series 2014-56, Class ST, IO, 1 Month LIBOR x (1) + 6.100%
4.609%(c)	12/16/39	1,538	217,844
Series 2014-132, Class SL, IO, 1 Month LIBOR x (1) + 6.100%
4.599%(c)	10/20/43	1,424	176,928
Series 2014-180, Class PI, IO
4.000%	08/20/44	540	90,621
Series 2014-188, Class IB, IO
4.000%	12/20/44	964	145,436
Series 2015-57, Class AS, IO, 1 Month LIBOR x (1) + 5.600%
4.099%(c)	04/20/45	3,798	516,852
Series 2015-64, Class SG, IO, 1 Month LIBOR x (1) + 5.600%
4.099%(c)	05/20/45	1,924	278,608
Series 2015-95, Class GI, IO
4.500%	07/16/45	1,533	296,214
Series 2015-110, Class MS, IO, 1 Month LIBOR x (1) + 5.710%
4.209%(c)	08/20/45	3,719	518,334
Series 2015-111, Class IM, IO
4.000%	08/20/45	1,935	302,168
Series 2015-111, Class IW, IO
4.000%	06/20/45	643	97,299
Series 2015-111, Class SM, IO, 1 Month LIBOR x (1) + 6.200%
4.699%(c)	08/20/45	544	71,041
Series 2015-112, Class SB, IO, 1 Month LIBOR x (1) + 5.740%
4.239%(c)	08/20/45	1,012	116,892
Series 2015-126, Class HS, IO, 1 Month LIBOR x (1) + 6.200%
4.699%(c)	09/20/45	1,034	157,134
Series 2015-129, Class IC, IO
4.500%	09/16/45	474	78,677
Series 2015-144, Class QS, IO, 1 Month LIBOR x (1) + 5.700%
4.199%(c)	10/20/45	464	57,544
Series 2015-159, Class HS, IO, 1 Month LIBOR x (1) + 6.200%
4.699%(c)	11/20/45	562	85,655
Series 2015-167, Class AS, IO, 1 Month LIBOR x (1) + 6.250%
4.749%(c)	11/20/45	855	126,896
Series 2015-168, Class SD, IO, 1 Month LIBOR x (1) + 6.200%
4.699%(c)	11/20/45	750	111,679

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-1, Class ST, IO, 1 Month LIBOR x (1) + 6.200%
4.699%(c)	01/20/46		536	$85,724
Series 2016-6, Class SB, IO, 1 Month LIBOR x (1) + 5.650%
4.149%(c)	01/20/46		1,553	208,926
Series 2016-27, Class IA, IO
4.000%	06/20/45		1,492	206,864
Series 2016-88, Class S, IO, 1 Month LIBOR x (1) + 6.200%
4.699%(c)	01/20/46		1,280	215,618
GreenPoint MTA Trust,
Series 2005-AR1, Class A2, 1 Month LIBOR + 0.440%
1.992%(c)	06/25/45		769	734,165
Impac Secured Assets Trust,
Series 2007-1, Class A2, 1 Month LIBOR + 0.160%
1.712%(c)	03/25/37		1,341	1,216,292
Lehman XS Trust,
Series 2005-7N, Class 1A1A, 1 Month LIBOR + 0.270%
1.822%(c)	12/25/35		1,608	1,595,173
Magnolia Finance XI DAC (Ireland),
Series 2015-1HWA, Class A, 3 Month Euribor + 2.750%, 144A^
2.750%(c)	04/20/20	EUR	1,367	1,628,178
Mortgage Repurchase Agreement Financing Trust,
Series 2017-2, Class A1, 1 Month LIBOR + 0.550%, 144A
1.779%(c)	08/12/19		6,300	6,300,000
Station Place Securitization Trust,
Series 2015-2, Class A, 1 Month LIBOR + 1.050%, 144A^
2.522%(c)	05/15/18		600	600,000
WaMu Mortgage Pass-Through Certificates Trust,
Series 2006-AR9, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.000%
2.063%(c)	08/25/46		1,195	1,114,437

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $30,937,417)				29,817,881

SOVEREIGN BONDS — 9.1%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
2.260%(cc)	12/31/38	EUR	100	87,589
2.500%(cc)	12/31/38		180	132,327
3.375%	01/15/23	EUR	980	1,198,707
5.250%	01/15/28	EUR	820	1,022,776
6.250%	11/09/47	EUR	150	182,349
Sr. Unsec’d. Notes, 144A
7.125%	06/28/2117		2,410	2,483,505
Brazil Notas do Tesouro Nacional (Brazil),
Notes
10.000%	01/01/27	BRL	1,954	582,752
Caisse d’Amortissement de la Dette Sociale (France),
Sr. Unsec’d. Notes
1.000%	03/07/18	GBP	1,455	1,966,409
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
5.500%	01/27/25		290	307,038
5.875%	04/18/24		110	118,428
7.450%	04/30/44		440	524,699

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, 144A
5.500%	01/27/25		640	$677,600
7.450%	04/30/44		190	226,575
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
9.625%	06/02/27		830	950,349
9.650%	12/13/26		730	837,675
Sr. Unsec’d. Notes, 144A
9.625%	06/02/27		510	583,949
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, MTN
5.875%	01/15/24		640	727,749
Sr. Unsec’d. Notes, MTN, 144A
2.150%	07/18/24	EUR	490	616,204
2.625%	06/14/23	EUR	330	427,625
3.850%	07/18/27		1,670	1,712,869
Japanese Government CPI Linked Bond (Japan),
Sr. Unsec’d. Notes, TIPS
0.100%	03/10/25	JPY	603,400	5,664,021
Mexican Bonos (Mexico),
Bonds
6.500%	06/10/21	MXN	12,673	622,496
8.000%	11/07/47	MXN	104	5,381
Sr. Unsec’d. Notes
7.750%	11/23/34	MXN	3,827	194,526
8.000%	12/07/23	MXN	3,885	200,751
8.500%	11/18/38	MXN	1,673	91,228
Perusahaan Penerbit SBSN Indonesia III (Indonesia),
Sr. Unsec’d. Notes, 144A
4.150%	03/29/27		1,220	1,259,772
Republic of South Africa Government Bond (South Africa),
Sr. Unsec’d. Notes
6.250%	03/31/36	ZAR	5,780	336,140
South Africa Government Bond (South Africa),
Bonds
6.500%	02/28/41	ZAR	1,770	100,971
7.000%	02/28/31	ZAR	14,640	985,310
8.000%	01/31/30	ZAR	3,250	240,404
8.250%	03/31/32	ZAR	15,125	1,118,927
8.750%	01/31/44	ZAR	16,970	1,234,706
8.875%	02/28/35	ZAR	3,120	237,046
9.000%	01/31/40	ZAR	445	33,472
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
6.000%	12/09/20		230	51,175
9.250%(d)	05/07/28		580	117,449

TOTAL SOVEREIGN BONDS (cost $27,172,869)				27,860,949

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.2%
Federal National Mortgage Assoc.
6.000%	05/01/34		867	982,583
6.000%	08/01/36		218	247,000
6.000%	09/01/36		258	289,981
6.000%	10/01/36		161	181,125
6.000%	04/01/37		67	75,284
6.000%	05/01/37		20	22,826
6.000%	12/01/37		527	594,257

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	01/01/38	81	$92,918
6.000%	01/01/40	77	88,226
6.000%	06/01/40	447	504,183
6.000%	06/01/40	185	208,088
6.000%	05/01/41	49	55,863
6.000%	06/01/41	223	251,670

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $3,561,368)			3,594,004

U.S. TREASURY OBLIGATIONS — 2.2%
U.S. Treasury Bonds
2.750%	11/15/47	1,900	1,903,117
3.000%	05/15/47	80	84,109
3.625%	02/15/44	2,300	2,688,395
U.S. Treasury Inflation Indexed Bonds, TIPS
0.625%	01/15/26	450	474,650
0.875%	02/15/47	290	307,952
1.000%	02/15/46	170	189,065
2.500%	01/15/29	850	1,184,651

TOTAL U.S. TREASURY OBLIGATIONS (cost $6,982,334)			6,831,939

	Shares
COMMON STOCKS — 0.7%
Diversified Financial Services — 0.0%
TRLG Intermediate Holdings, LLC (Class A Stock)	5,936	59,360

Oil, Gas & Consumable Fuels — 0.7%
Blue Ridge Mountain Resources, Inc.*	234,725	1,936,481

TOTAL COMMON STOCKS (cost $2,334,460)		1,995,841

TOTAL LONG-TERM INVESTMENTS (cost $210,477,408)		203,705,755

SHORT-TERM INVESTMENTS — 27.6%
AFFILIATED MUTUAL FUNDS — 2.4%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	6,040,505	6,040,505
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $1,370,914; includes $1,369,333 of cash collateral for securities on loan)(b)(w)	1,370,779	1,370,779

TOTAL AFFILIATED MUTUAL FUNDS (cost $7,411,419)		7,411,284

Interest Rate	Maturity Date	Principal Amount (000)#
FOREIGN TREASURY OBLIGATIONS — 21.9%
Brazil Letras do Tesouro Nacional
9.044%(s)	10/01/19	BRL	5,357	1,417,587
11.684%(s)	01/01/18	BRL	7,244	2,183,835

Interest Rate	Maturity Date	Principal Amount (000)#		Value
FOREIGN TREASURY OBLIGATIONS (continued)
Japan Treasury Discount Bills
0.190%(s)	03/20/18	JPY	2,871,400	$25,491,763
0.200%(s)	02/13/18	JPY	3,288,600	29,191,414
0.248%(s)	03/05/18	JPY	683,350	6,066,280
United Kingdom Treasury Bill
0.060%(s)	01/29/18	GBP	2,100	2,834,762

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $67,136,190)				67,185,641

U.S. TREASURY OBLIGATION(n) — 3.3%
U.S. Treasury Bill
1.339%	03/15/18		10,000	9,974,100

(cost $9,972,929)
OPTION PURCHASED~* — 0.0%
TOTAL OPTION PURCHASED (cost $20,228)				56,119

TOTAL SHORT-TERM INVESTMENTS (cost $84,540,766)				84,627,144

TOTAL INVESTMENTS — 94.0% (cost $295,018,174)				288,332,899
Other assets in excess of liabilities(z) — 6.0%				18,257,929

NET ASSETS — 100.0%				$306,590,828

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $3,342,732 and 1.1% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,341,583; cash collateral of $1,369,333 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of options written, at market value:

Option Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
1 Year Euro Dollar Midcurve Futures	Put	06/15/18	$98.00	73	183	$56,119

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
7	2 Year U.S. Treasury Notes	Mar. 2018	$1,501,875	$1,498,766	$(3,109)
15	3 Year Australian Treasury Bonds	Mar. 2018	3,521,168	3,521,168	—
351	10 Year U.S. Treasury Notes	Mar. 2018	43,632,323	43,540,453	(91,870)

					(94,979)

Short Positions:
2	90 Day Euro Dollar	Dec. 2018	490,452	489,275	1,177
5	5 Year Euro-Bobl	Mar. 2018	793,818	789,559	4,259
619	5 Year U.S. Treasury Notes	Mar. 2018	72,146,994	71,905,555	241,439
3	10 Year Japanese Bonds	Mar. 2018	4,017,040	4,014,555	2,485
3	10 Year U.S. Ultra Treasury Notes	Mar. 2018	402,555	400,688	1,867
97	20 Year U.S. Treasury Bonds	Mar. 2018	14,871,455	14,841,000	30,455
1	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	164,406	167,656	(3,250)

					278,432

					$183,453

Cash and foreign currency of $331,632 has been segregated with Barclays Capital Group to cover requirements for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/02/18	Morgan Stanley	ARS	3,924	$221,085	$210,202	$(10,883)
Expiring 01/02/18	Morgan Stanley	ARS	2,003	112,864	107,278	(5,586)
Expiring 01/08/18	Morgan Stanley	ARS	14,616	794,331	780,128	(14,203)
Expiring 01/08/18	Morgan Stanley	ARS	4,078	222,755	217,642	(5,113)
Expiring 01/08/18	Morgan Stanley	ARS	2,537	143,148	135,393	(7,755)
Expiring 01/08/18	Morgan Stanley	ARS	2,002	109,572	106,852	(2,720)
Expiring 01/22/18	Morgan Stanley	ARS	18,252	997,307	966,288	(31,019)
Expiring 01/29/18	Morgan Stanley	ARS	4,247	230,875	223,940	(6,935)
Expiring 01/29/18	Morgan Stanley	ARS	3,976	220,923	209,627	(11,296)
Expiring 01/31/18	Morgan Stanley	ARS	11,504	614,862	606,007	(8,855)
Expiring 01/31/18	Morgan Stanley	ARS	5,398	289,627	284,348	(5,279)
Expiring 01/31/18	Morgan Stanley	ARS	2,131	114,542	112,225	(2,317)
Expiring 01/31/18	Morgan Stanley	ARS	718	38,476	37,840	(636)
Expiring 02/01/18	Morgan Stanley	ARS	8,183	438,694	430,814	(7,880)
Expiring 02/01/18	Morgan Stanley	ARS	5,428	291,371	285,792	(5,579)
Expiring 02/02/18	Morgan Stanley	ARS	11,686	615,000	614,962	(38)
Expiring 02/09/18	Morgan Stanley	ARS	16,180	864,798	848,428	(16,370)

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Argentine Peso (continued),
Expiring 02/15/18	Morgan Stanley	ARS	26,110	$1,397,350	$1,364,916	$(32,434)
Expiring 02/15/18	Morgan Stanley	ARS	15,530	828,249	811,839	(16,410)
Expiring 02/15/18	Morgan Stanley	ARS	9,470	504,808	495,070	(9,738)
Expiring 02/20/18	Morgan Stanley	ARS	16,544	887,788	862,681	(25,107)
Expiring 02/21/18	Morgan Stanley	ARS	10,224	545,142	532,868	(12,274)
Expiring 02/27/18	Morgan Stanley	ARS	13,901	748,170	722,317	(25,853)
Expiring 02/27/18	Morgan Stanley	ARS	11,431	617,609	593,957	(23,652)
Expiring 02/27/18	Morgan Stanley	ARS	7,142	381,507	371,100	(10,407)
Expiring 02/27/18	Morgan Stanley	ARS	4,170	226,030	216,693	(9,337)
Expiring 02/28/18	Morgan Stanley	ARS	10,051	548,466	522,013	(26,453)
Expiring 03/14/18	Morgan Stanley	ARS	23,111	1,255,004	1,191,898	(63,106)
Expiring 03/15/18	Morgan Stanley	ARS	5,927	309,505	305,522	(3,983)
Expiring 03/15/18	Morgan Stanley	ARS	5,533	295,181	285,220	(9,961)
Expiring 03/22/18	Morgan Stanley	ARS	6,542	349,547	336,038	(13,509)
Expiring 03/22/18	Morgan Stanley	ARS	1,956	103,591	100,466	(3,125)
Expiring 03/27/18	Morgan Stanley	ARS	6,559	346,312	336,097	(10,215)
Australian Dollar,
Expiring 03/21/18	Morgan Stanley	AUD	6,179	4,693,564	4,820,190	126,626
Expiring 03/21/18	Morgan Stanley	AUD	2,727	2,065,704	2,127,557	61,853
Expiring 03/21/18	Morgan Stanley	AUD	1,306	988,209	1,019,055	30,846
Expiring 03/21/18	Morgan Stanley	AUD	809	614,492	631,125	16,633
Expiring 03/21/18	Morgan Stanley	AUD	806	612,852	628,785	15,933
Expiring 03/21/18	Morgan Stanley	AUD	617	466,425	481,322	14,897
Expiring 03/21/18	Morgan Stanley	AUD	324	245,137	252,869	7,732
Expiring 03/21/18	Morgan Stanley	AUD	322	244,739	251,202	6,463
Brazilian Real,
Expiring 01/03/18	Morgan Stanley	BRL	4,049	1,222,182	1,219,917	(2,265)
Expiring 01/03/18	Morgan Stanley	BRL	1,502	455,916	452,633	(3,283)
Expiring 02/02/18	Morgan Stanley	BRL	32,423	10,025,115	9,733,485	(291,630)
Expiring 02/02/18	Morgan Stanley	BRL	4,759	1,466,037	1,428,693	(37,344)
Expiring 02/02/18	Morgan Stanley	BRL	4,288	1,278,787	1,287,118	8,331
Expiring 02/02/18	Morgan Stanley	BRL	2,841	863,257	852,769	(10,488)
Expiring 02/02/18	Morgan Stanley	BRL	2,072	616,894	622,140	5,246
Expiring 02/02/18	Morgan Stanley	BRL	2,059	619,618	618,042	(1,576)
Expiring 02/02/18	Morgan Stanley	BRL	2,048	614,150	614,663	513
Expiring 02/02/18	Morgan Stanley	BRL	2,003	611,000	601,425	(9,575)
Expiring 02/02/18	Morgan Stanley	BRL	1,997	609,000	599,519	(9,481)
Expiring 02/02/18	Morgan Stanley	BRL	1,502	452,013	451,016	(997)
British Pound,
Expiring 03/21/18	Morgan Stanley	GBP	3,206	4,326,103	4,340,357	14,254
Expiring 03/21/18	Morgan Stanley	GBP	484	655,978	655,221	(757)
Expiring 03/21/18	Morgan Stanley	GBP	461	612,618	624,137	11,519
Expiring 03/21/18	Morgan Stanley	GBP	369	493,014	499,581	6,567
Expiring 03/21/18	Morgan Stanley	GBP	339	456,382	458,978	2,596
Expiring 03/21/18	Morgan Stanley	GBP	220	296,144	298,198	2,054
Expiring 03/21/18	Morgan Stanley	GBP	216	289,666	291,838	2,172
Expiring 03/21/18	Morgan Stanley	GBP	185	247,869	249,897	2,028
Canadian Dollar,
Expiring 03/21/18	Morgan Stanley	CAD	1,282	1,012,184	1,021,265	9,081
Expiring 03/21/18	Morgan Stanley	CAD	1,098	863,000	874,450	11,450
Expiring 03/21/18	Morgan Stanley	CAD	793	619,000	631,871	12,871
Expiring 03/21/18	Morgan Stanley	CAD	791	616,765	630,263	13,498
Expiring 03/21/18	Morgan Stanley	CAD	789	614,000	628,617	14,617
Expiring 03/21/18	Morgan Stanley	CAD	789	614,000	628,415	14,415
Expiring 03/21/18	Morgan Stanley	CAD	789	613,000	628,315	15,315
Expiring 03/21/18	Morgan Stanley	CAD	787	614,000	626,826	12,826
Expiring 03/21/18	Morgan Stanley	CAD	785	614,000	625,266	11,266
Expiring 03/21/18	Morgan Stanley	CAD	785	611,000	624,768	13,768

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Canadian Dollar (continued),
Expiring 03/21/18	Morgan Stanley	CAD	784	$611,000	$624,294	$13,294
Expiring 03/21/18	Morgan Stanley	CAD	784	611,000	624,119	13,119
Expiring 03/21/18	Morgan Stanley	CAD	776	609,000	617,645	8,645
Expiring 03/21/18	Morgan Stanley	CAD	725	565,202	577,346	12,144
Expiring 03/21/18	Morgan Stanley	CAD	656	511,000	522,305	11,305
Expiring 03/21/18	Morgan Stanley	CAD	529	417,000	421,055	4,055
Expiring 03/21/18	Morgan Stanley	CAD	440	344,440	350,362	5,922
Expiring 03/21/18	Morgan Stanley	CAD	406	317,098	323,684	6,586
Expiring 03/21/18	Morgan Stanley	CAD	358	279,640	285,067	5,427
Expiring 03/21/18	Morgan Stanley	CAD	354	276,256	282,079	5,823
Expiring 03/21/18	Morgan Stanley	CAD	353	279,174	281,097	1,923
Expiring 03/21/18	Morgan Stanley	CAD	315	245,000	250,994	5,994
Expiring 03/21/18	Morgan Stanley	CAD	315	246,238	251,048	4,810
Chilean Peso,
Expiring 01/04/18	Morgan Stanley	CLP	396,856	613,000	644,875	31,875
Expiring 01/05/18	Morgan Stanley	CLP	605,736	933,912	984,295	50,383
Expiring 01/05/18	Morgan Stanley	CLP	406,907	623,708	661,208	37,500
Expiring 01/05/18	Morgan Stanley	CLP	396,885	609,000	644,922	35,922
Expiring 01/05/18	Morgan Stanley	CLP	157,990	244,000	256,727	12,727
Expiring 01/11/18	Morgan Stanley	CLP	1,203,931	1,843,127	1,956,338	113,211
Expiring 01/16/18	Morgan Stanley	CLP	402,873	615,000	654,652	39,652
Expiring 01/16/18	Morgan Stanley	CLP	382,497	587,608	621,543	33,935
Expiring 01/22/18	Morgan Stanley	CLP	1,567,518	2,549,805	2,547,153	(2,652)
Expiring 01/22/18	Morgan Stanley	CLP	396,856	643,599	644,875	1,276
Expiring 02/22/18	Morgan Stanley	CLP	390,253	597,630	633,930	36,300
Chinese Renminbi,
Expiring 01/12/18	Morgan Stanley	CNH	16,757	2,528,984	2,570,588	41,604
Expiring 01/12/18	Morgan Stanley	CNH	2,778	420,161	426,106	5,945
Expiring 02/05/18	Morgan Stanley	CNH	4,669	714,721	715,306	585
Expiring 03/21/18	Morgan Stanley	CNH	9,912	1,490,670	1,514,763	24,093
Expiring 03/21/18	Morgan Stanley	CNH	8,935	1,343,187	1,365,430	22,243
Euro,
Expiring 03/21/18	Morgan Stanley	EUR	1,071	1,270,211	1,291,236	21,025
Expiring 03/21/18	Morgan Stanley	EUR	537	641,508	647,895	6,387
Expiring 03/21/18	Morgan Stanley	EUR	526	625,819	634,240	8,421
Expiring 03/21/18	Morgan Stanley	EUR	522	620,732	629,459	8,727
Expiring 03/21/18	Morgan Stanley	EUR	521	622,136	628,497	6,361
Expiring 03/21/18	Morgan Stanley	EUR	521	621,656	628,289	6,633
Expiring 03/21/18	Morgan Stanley	EUR	514	613,583	619,812	6,229
Expiring 03/21/18	Morgan Stanley	EUR	206	247,341	248,407	1,066
Expiring 03/21/18	Morgan Stanley	EUR	205	245,742	246,725	983
Expiring 03/21/18	Morgan Stanley	EUR	99	118,900	119,421	521
Hong Kong Dollar,
Expiring 03/27/18	Morgan Stanley	HKD	19,747	2,536,000	2,531,916	(4,084)
Indian Rupee,
Expiring 01/05/18	Morgan Stanley	INR	7,305	112,647	114,355	1,708
Expiring 01/08/18	Morgan Stanley	INR	220,411	3,417,487	3,449,084	31,597
Expiring 01/08/18	Morgan Stanley	INR	46,973	726,624	735,048	8,424
Expiring 01/08/18	Morgan Stanley	INR	39,396	609,000	616,489	7,489
Expiring 01/12/18	Morgan Stanley	INR	97,226	1,467,079	1,520,709	53,630
Expiring 01/25/18	Morgan Stanley	INR	215,905	3,286,482	3,371,705	85,223
Expiring 01/25/18	Morgan Stanley	INR	38,893	605,543	607,382	1,839
Expiring 01/25/18	Morgan Stanley	INR	27,026	420,161	422,051	1,890
Expiring 02/02/18	Morgan Stanley	INR	154,887	2,375,750	2,416,413	40,663
Expiring 02/02/18	Morgan Stanley	INR	99,312	1,518,305	1,549,385	31,080
Expiring 02/02/18	Morgan Stanley	INR	45,782	714,721	714,242	(479)
Expiring 02/02/18	Morgan Stanley	INR	39,573	616,024	617,383	1,359
Expiring 02/15/18	Morgan Stanley	INR	106,586	1,650,580	1,660,144	9,564

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Indian Rupee (continued),
Expiring 02/15/18	Morgan Stanley	INR	80,418	$1,237,192	$1,252,550	$15,358
Expiring 02/15/18	Morgan Stanley	INR	40,380	610,379	628,946	18,567
Expiring 02/15/18	Morgan Stanley	INR	18,454	283,168	287,435	4,267
Expiring 02/26/18	Morgan Stanley	INR	152,537	2,366,560	2,372,563	6,003
Expiring 02/26/18	Morgan Stanley	INR	45,877	712,706	713,572	866
Expiring 02/26/18	Morgan Stanley	INR	45,543	707,469	708,383	914
Indonesian Rupiah,
Expiring 01/11/18	Morgan Stanley	IDR	44,781,249	3,294,798	3,296,257	1,459
Expiring 01/11/18	Morgan Stanley	IDR	8,257,781	608,000	607,839	(161)
Expiring 01/12/18	Morgan Stanley	IDR	17,306,531	1,263,804	1,273,769	9,965
Expiring 01/12/18	Morgan Stanley	IDR	17,262,598	1,261,517	1,270,536	9,019
Expiring 01/12/18	Morgan Stanley	IDR	13,077,559	962,718	962,515	(203)
Expiring 01/16/18	Morgan Stanley	IDR	26,679,840	1,958,728	1,962,849	4,121
Expiring 01/16/18	Morgan Stanley	IDR	11,143,614	822,407	819,842	(2,565)
Expiring 01/16/18	Morgan Stanley	IDR	3,351,012	246,000	246,536	536
Expiring 01/19/18	Morgan Stanley	IDR	5,811,530	426,785	427,427	642
Expiring 02/02/18	Morgan Stanley	IDR	16,687,410	1,230,000	1,225,716	(4,284)
Expiring 02/20/18	Morgan Stanley	IDR	39,484,403	2,880,391	2,896,042	15,651
Expiring 02/20/18	Morgan Stanley	IDR	20,236,744	1,482,491	1,484,294	1,803
Expiring 02/20/18	Morgan Stanley	IDR	8,369,605	615,276	613,881	(1,395)
Japanese Yen,
Expiring 01/12/18	Morgan Stanley	JPY	208,808	1,851,053	1,854,495	3,442
Expiring 01/12/18	Morgan Stanley	JPY	51,729	456,866	459,423	2,557
Expiring 01/12/18	Morgan Stanley	JPY	49,922	443,957	443,377	(580)
Expiring 01/12/18	Morgan Stanley	JPY	44,303	391,382	393,471	2,089
Expiring 01/12/18	Morgan Stanley	JPY	40,544	360,348	360,082	(266)
Expiring 01/12/18	Morgan Stanley	JPY	34,185	303,299	303,605	306
Expiring 03/22/18	Morgan Stanley	JPY	278,786	2,474,920	2,484,995	10,075
Expiring 03/22/18	Morgan Stanley	JPY	138,877	1,231,000	1,237,893	6,893
Expiring 03/22/18	Morgan Stanley	JPY	136,360	1,227,000	1,215,464	(11,536)
Expiring 03/22/18	Morgan Stanley	JPY	134,628	1,200,000	1,200,023	23
Expiring 03/22/18	Morgan Stanley	JPY	82,346	734,000	734,001	1
Expiring 03/22/18	Morgan Stanley	JPY	69,656	618,236	620,882	2,646
Expiring 03/22/18	Morgan Stanley	JPY	69,327	617,050	617,953	903
Expiring 03/22/18	Morgan Stanley	JPY	69,276	614,000	617,504	3,504
Expiring 03/22/18	Morgan Stanley	JPY	69,221	614,000	617,006	3,006
Expiring 03/22/18	Morgan Stanley	JPY	69,122	615,000	616,129	1,129
Expiring 03/22/18	Morgan Stanley	JPY	68,618	614,000	611,638	(2,362)
Expiring 03/22/18	Morgan Stanley	JPY	68,559	613,000	611,107	(1,893)
Expiring 03/22/18	Morgan Stanley	JPY	68,477	614,000	610,381	(3,619)
Expiring 03/22/18	Morgan Stanley	JPY	68,395	609,000	609,649	649
Expiring 03/22/18	Morgan Stanley	JPY	68,123	611,000	607,224	(3,776)
Expiring 03/22/18	Morgan Stanley	JPY	68,093	608,000	606,957	(1,043)
Expiring 03/22/18	Morgan Stanley	JPY	68,035	608,000	606,435	(1,565)
Expiring 03/22/18	Morgan Stanley	JPY	67,940	602,050	605,588	3,538
Expiring 03/22/18	Morgan Stanley	JPY	64,029	569,260	570,730	1,470
Expiring 03/22/18	Morgan Stanley	JPY	60,878	544,582	542,644	(1,938)
Expiring 03/22/18	Morgan Stanley	JPY	36,080	320,986	321,605	619
Expiring 03/22/18	Morgan Stanley	JPY	31,006	279,640	276,376	(3,264)
Expiring 03/22/18	Morgan Stanley	JPY	30,590	272,032	272,668	636
Expiring 03/22/18	Morgan Stanley	JPY	27,649	247,795	246,457	(1,338)
Expiring 03/22/18	Morgan Stanley	JPY	6,845	61,394	61,012	(382)
Mexican Peso,
Expiring 01/26/18	Morgan Stanley	MXN	6,525	340,142	329,934	(10,208)
Expiring 03/21/18	Morgan Stanley	MXN	77,374	4,068,548	3,877,515	(191,033)
Expiring 03/21/18	Morgan Stanley	MXN	12,180	618,114	610,407	(7,707)
Expiring 03/21/18	Morgan Stanley	MXN	11,937	616,892	598,221	(18,671)
Expiring 03/21/18	Morgan Stanley	MXN	11,793	614,000	591,010	(22,990)

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Mexican Peso (continued),
Expiring 03/21/18	Morgan Stanley	MXN	7,330	$369,893	$367,348	$(2,545)
Expiring 03/21/18	Morgan Stanley	MXN	4,924	245,834	246,740	906
Expiring 03/21/18	Morgan Stanley	MXN	4,565	230,648	228,794	(1,854)
New Taiwanese Dollar,
Expiring 01/02/18	Morgan Stanley	TWD	4,318	144,222	145,136	914
Expiring 01/23/18	Morgan Stanley	TWD	21,270	705,873	715,829	9,956
Expiring 01/23/18	Morgan Stanley	TWD	20,385	682,000	686,041	4,041
Expiring 01/23/18	Morgan Stanley	TWD	12,539	420,161	421,986	1,825
Expiring 02/05/18	Morgan Stanley	TWD	21,127	714,721	711,568	(3,153)
Expiring 03/08/18	Morgan Stanley	TWD	25,104	845,807	847,046	1,239
Expiring 03/08/18	Morgan Stanley	TWD	22,439	752,805	757,133	4,328
New Zealand Dollar,
Expiring 03/21/18	Morgan Stanley	NZD	22,999	15,850,815	16,283,119	432,304
Expiring 03/21/18	Morgan Stanley	NZD	2,698	1,865,098	1,910,134	45,036
Expiring 03/21/18	Morgan Stanley	NZD	1,762	1,228,377	1,247,464	19,087
Expiring 03/21/18	Morgan Stanley	NZD	907	634,269	642,093	7,824
Expiring 03/21/18	Morgan Stanley	NZD	889	607,214	629,396	22,182
Expiring 03/21/18	Morgan Stanley	NZD	887	615,472	627,980	12,508
Expiring 03/21/18	Morgan Stanley	NZD	881	615,736	623,731	7,995
Expiring 03/21/18	Morgan Stanley	NZD	703	484,595	497,779	13,184
Expiring 03/21/18	Morgan Stanley	NZD	640	441,877	452,834	10,957
Expiring 03/21/18	Morgan Stanley	NZD	395	269,650	279,339	9,689
Norwegian Krone,
Expiring 03/21/18	Morgan Stanley	NOK	3,458	418,437	422,162	3,725
Expiring 03/21/18	Morgan Stanley	NOK	2,844	342,774	347,210	4,436
Expiring 03/21/18	Morgan Stanley	NOK	2,217	268,712	270,681	1,969
Peruvian Nuevo Sol,
Expiring 01/16/18	Morgan Stanley	PEN	8,232	2,540,552	2,536,638	(3,914)
Philippine Peso,
Expiring 01/03/18	Morgan Stanley	PHP	24,688	491,000	494,428	3,428
Expiring 01/05/18	Morgan Stanley	PHP	13,606	268,000	272,474	4,474
Expiring 01/08/18	Morgan Stanley	PHP	18,554	365,000	371,490	6,490
Expiring 01/08/18	Morgan Stanley	PHP	12,325	243,000	246,779	3,779
Expiring 01/08/18	Morgan Stanley	PHP	5,392	106,182	107,961	1,779
Expiring 01/26/18	Morgan Stanley	PHP	77,626	1,505,393	1,552,967	47,574
Expiring 02/22/18	Morgan Stanley	PHP	24,688	493,950	493,255	(695)
Expiring 02/22/18	Morgan Stanley	PHP	4,466	88,195	89,234	1,039
Expiring 03/22/18	Morgan Stanley	PHP	77,626	1,538,664	1,549,210	10,546
Russian Ruble,
Expiring 02/12/18	Morgan Stanley	RUB	339,794	5,726,944	5,862,154	135,210
Expiring 02/12/18	Morgan Stanley	RUB	339,794	5,728,633	5,862,154	133,521
Expiring 02/12/18	Morgan Stanley	RUB	43,740	746,083	754,604	8,521
Expiring 02/12/18	Morgan Stanley	RUB	41,282	714,721	712,206	(2,515)
Expiring 02/12/18	Morgan Stanley	RUB	36,686	619,000	632,904	13,904
Expiring 02/12/18	Morgan Stanley	RUB	30,355	511,832	523,684	11,852
Expiring 02/12/18	Morgan Stanley	RUB	24,782	420,161	427,533	7,372
Singapore Dollar,
Expiring 03/21/18	Morgan Stanley	SGD	954	714,721	714,395	(326)
Expiring 03/21/18	Morgan Stanley	SGD	565	420,161	423,231	3,070
South African Rand,
Expiring 01/18/18	Morgan Stanley	ZAR	22,505	1,634,301	1,812,871	178,570
Expiring 03/22/18	Morgan Stanley	ZAR	66,197	4,755,222	5,284,808	529,586
Expiring 03/22/18	Morgan Stanley	ZAR	8,394	609,000	670,105	61,105
Expiring 03/22/18	Morgan Stanley	ZAR	8,375	609,000	668,591	59,591
Expiring 03/22/18	Morgan Stanley	ZAR	7,999	617,000	638,555	21,555
Expiring 03/22/18	Morgan Stanley	ZAR	7,973	617,000	636,486	19,486
Expiring 03/22/18	Morgan Stanley	ZAR	7,925	617,000	632,664	15,664
Expiring 03/22/18	Morgan Stanley	ZAR	3,729	268,000	297,699	29,699

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
South Korean Won,
Expiring 01/16/18	Morgan Stanley	KRW	4,250,566	$3,909,501	$3,971,675	$62,174
Expiring 01/16/18	Morgan Stanley	KRW	679,898	623,188	635,288	12,100
Expiring 01/16/18	Morgan Stanley	KRW	669,874	614,000	625,922	11,922
Expiring 01/22/18	Morgan Stanley	KRW	455,161	420,161	425,340	5,179
Expiring 02/05/18	Morgan Stanley	KRW	761,899	714,325	712,153	(2,172)
Swedish Krona,
Expiring 03/21/18	Morgan Stanley	SEK	4,996	597,128	612,134	15,006
Expiring 03/21/18	Morgan Stanley	SEK	2,694	323,588	330,027	6,439
Expiring 03/21/18	Morgan Stanley	SEK	2,536	300,328	310,745	10,417
Expiring 03/21/18	Morgan Stanley	SEK	2,495	296,919	305,727	8,808
Swiss Franc,
Expiring 03/21/18	Morgan Stanley	CHF	289	294,153	298,544	4,391
Thai Baht,
Expiring 01/19/18	Morgan Stanley	THB	20,573	623,000	631,658	8,658
Turkish Lira,
Expiring 03/21/18	Morgan Stanley	TRY	9,504	2,312,293	2,447,032	134,739
Expiring 03/21/18	Morgan Stanley	TRY	5,214	1,272,037	1,342,622	70,585
Expiring 03/21/18	Morgan Stanley	TRY	990	244,000	255,023	11,023

				$230,375,755	$233,061,668	2,685,913

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 03/15/18	Morgan Stanley	ARS	1,675	$90,920	$86,329	$4,591
Australian Dollar,
Expiring 03/21/18	Morgan Stanley	AUD	3,978	3,035,667	3,103,292	(67,625)
Expiring 03/21/18	Morgan Stanley	AUD	1,628	1,228,847	1,270,052	(41,205)
Expiring 03/21/18	Morgan Stanley	AUD	1,581	1,232,155	1,233,594	(1,439)
Expiring 03/21/18	Morgan Stanley	AUD	865	676,259	675,160	1,099
Expiring 03/21/18	Morgan Stanley	AUD	801	613,178	624,885	(11,707)
Expiring 03/21/18	Morgan Stanley	AUD	797	619,448	622,027	(2,579)
Expiring 03/21/18	Morgan Stanley	AUD	793	618,405	618,800	(395)
Expiring 03/21/18	Morgan Stanley	AUD	516	397,510	402,199	(4,689)
Expiring 03/21/18	Morgan Stanley	AUD	488	368,200	380,703	(12,503)
Expiring 03/21/18	Morgan Stanley	AUD	358	274,745	279,186	(4,441)
Expiring 03/21/18	Morgan Stanley	AUD	351	272,146	273,513	(1,367)
Expiring 03/21/18	Morgan Stanley	AUD	326	248,996	254,146	(5,150)
Expiring 03/21/18	Morgan Stanley	AUD	323	247,769	251,973	(4,204)
Expiring 03/21/18	Morgan Stanley	AUD	323	245,002	251,982	(6,980)
Brazilian Real,
Expiring 01/03/18	Morgan Stanley	BRL	4,049	1,216,473	1,219,918	(3,445)
Expiring 01/03/18	Morgan Stanley	BRL	1,502	453,747	452,633	1,114
Expiring 02/02/18	Morgan Stanley	BRL	15,810	4,870,310	4,746,251	124,059
Expiring 02/02/18	Morgan Stanley	BRL	4,312	1,334,258	1,294,343	39,915
Expiring 02/02/18	Morgan Stanley	BRL	4,049	1,217,643	1,215,559	2,084
Expiring 02/02/18	Morgan Stanley	BRL	3,971	1,200,712	1,192,057	8,655
Expiring 02/02/18	Morgan Stanley	BRL	2,060	619,000	618,443	557
Expiring 02/02/18	Morgan Stanley	BRL	2,044	618,232	613,600	4,632
Expiring 02/02/18	Morgan Stanley	BRL	1,340	403,636	402,358	1,278
British Pound,
Expiring 01/19/18	Morgan Stanley	GBP	1,469	1,972,692	1,984,143	(11,451)
Expiring 01/19/18	Morgan Stanley	GBP	899	1,205,502	1,214,683	(9,181)
Expiring 01/29/18	Morgan Stanley	GBP	2,100	2,821,400	2,838,218	(16,818)
Expiring 03/21/18	Morgan Stanley	GBP	623	838,795	843,431	(4,636)
Expiring 03/21/18	Morgan Stanley	GBP	458	619,624	620,076	(452)

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
British Pound (continued),
Expiring 03/21/18	Morgan Stanley	GBP	372	$504,666	$504,173	$493
Expiring 03/21/18	Morgan Stanley	GBP	328	441,877	444,676	(2,799)
Expiring 03/21/18	Morgan Stanley	GBP	290	392,100	393,031	(931)
Expiring 03/21/18	Morgan Stanley	GBP	220	298,267	298,078	189
Expiring 03/21/18	Morgan Stanley	GBP	220	296,736	297,198	(462)
Expiring 03/21/18	Morgan Stanley	GBP	180	242,149	243,859	(1,710)
Canadian Dollar,
Expiring 02/05/18	Morgan Stanley	CAD	772	615,935	614,138	1,797
Expiring 03/21/18	Morgan Stanley	CAD	3,961	3,132,129	3,154,479	(22,350)
Expiring 03/21/18	Morgan Stanley	CAD	1,871	1,467,000	1,490,098	(23,098)
Expiring 03/21/18	Morgan Stanley	CAD	1,586	1,236,727	1,262,929	(26,202)
Expiring 03/21/18	Morgan Stanley	CAD	892	701,473	710,472	(8,999)
Expiring 03/21/18	Morgan Stanley	CAD	788	619,000	627,817	(8,817)
Expiring 03/21/18	Morgan Stanley	CAD	786	617,648	626,050	(8,402)
Expiring 03/21/18	Morgan Stanley	CAD	784	611,000	624,706	(13,706)
Expiring 03/21/18	Morgan Stanley	CAD	772	609,000	614,567	(5,567)
Expiring 03/21/18	Morgan Stanley	CAD	766	602,921	609,917	(6,996)
Expiring 03/21/18	Morgan Stanley	CAD	432	340,547	344,021	(3,474)
Expiring 03/21/18	Morgan Stanley	CAD	365	288,309	290,589	(2,280)
Expiring 03/21/18	Morgan Stanley	CAD	352	279,174	279,914	(740)
Expiring 03/21/18	Morgan Stanley	CAD	308	243,780	245,223	(1,443)
Expiring 03/21/18	Morgan Stanley	CAD	177	137,664	140,739	(3,075)
Chilean Peso,
Expiring 01/16/18	Morgan Stanley	CLP	787,616	1,238,000	1,279,843	(41,843)
Expiring 01/22/18	Morgan Stanley	CLP	770,979	1,234,554	1,252,810	(18,256)
Expiring 01/22/18	Morgan Stanley	CLP	549,260	885,618	892,526	(6,908)
Expiring 01/22/18	Morgan Stanley	CLP	379,475	614,803	616,631	(1,828)
Expiring 01/22/18	Morgan Stanley	CLP	378,897	615,890	615,692	198
Expiring 01/22/18	Morgan Stanley	CLP	378,729	615,723	615,420	303
Expiring 01/22/18	Morgan Stanley	CLP	71,112	114,818	115,555	(737)
Expiring 03/21/18	Morgan Stanley	CLP	378,628	615,841	614,895	946
Chinese Renminbi,
Expiring 01/12/18	Morgan Stanley	CNH	2,939	443,023	450,787	(7,764)
Expiring 01/12/18	Morgan Stanley	CNH	2,758	415,815	423,038	(7,223)
Expiring 03/21/18	Morgan Stanley	CNH	4,094	614,000	625,669	(11,669)
Expiring 03/21/18	Morgan Stanley	CNH	4,083	614,000	623,905	(9,905)
Expiring 03/21/18	Morgan Stanley	CNH	4,043	606,813	617,845	(11,032)
Euro,
Expiring 01/03/18	Morgan Stanley	EUR	99	118,368	118,864	(496)
Expiring 01/31/18	Morgan Stanley	EUR	4,616	5,508,246	5,549,925	(41,679)
Expiring 01/31/18	Morgan Stanley	EUR	822	974,485	988,586	(14,101)
Expiring 03/21/18	Morgan Stanley	EUR	3,161	3,753,918	3,811,813	(57,895)
Expiring 03/21/18	Morgan Stanley	EUR	2,909	3,448,228	3,507,375	(59,147)
Expiring 03/21/18	Morgan Stanley	EUR	927	1,108,800	1,117,194	(8,394)
Expiring 03/21/18	Morgan Stanley	EUR	518	620,144	624,213	(4,069)
Expiring 03/21/18	Morgan Stanley	EUR	413	498,406	498,263	143
Expiring 03/21/18	Morgan Stanley	EUR	412	494,268	496,814	(2,546)
Expiring 03/21/18	Morgan Stanley	EUR	287	344,073	346,394	(2,321)
Expiring 03/21/18	Morgan Stanley	EUR	268	319,133	322,898	(3,765)
Expiring 03/21/18	Morgan Stanley	EUR	215	257,963	259,725	(1,762)
Expiring 03/21/18	Morgan Stanley	EUR	206	245,137	248,214	(3,077)
Hong Kong Dollar,
Expiring 03/27/18	Morgan Stanley	HKD	26,313	3,383,323	3,373,773	9,550
Expiring 03/27/18	Morgan Stanley	HKD	17,561	2,270,576	2,251,576	19,000
Expiring 03/27/18	Morgan Stanley	HKD	14,457	1,869,000	1,853,588	15,412
Expiring 03/27/18	Morgan Stanley	HKD	10,307	1,332,820	1,321,568	11,252
Expiring 03/27/18	Morgan Stanley	HKD	9,626	1,243,000	1,234,173	8,827
Expiring 03/27/18	Morgan Stanley	HKD	6,455	834,360	827,608	6,752

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Hong Kong Dollar (continued),
Expiring 05/11/18	Morgan Stanley	HKD	19,412	$2,506,000	$2,490,917	$15,083
Expiring 09/19/18	Morgan Stanley	HKD	14,664	1,890,000	1,885,360	4,640
Expiring 09/19/18	Morgan Stanley	HKD	9,743	1,256,000	1,252,672	3,328
Indian Rupee,
Expiring 01/08/18	Morgan Stanley	INR	45,962	712,528	719,227	(6,699)
Expiring 01/08/18	Morgan Stanley	INR	26,866	415,815	420,408	(4,593)
Expiring 02/02/18	Morgan Stanley	INR	41,494	640,342	647,356	(7,014)
Expiring 02/15/18	Morgan Stanley	INR	13,205	203,590	205,673	(2,083)
Japanese Yen,
Expiring 01/12/18	Morgan Stanley	JPY	1,042,825	9,195,418	9,261,697	(66,279)
Expiring 02/13/18	Morgan Stanley	JPY	3,289,554	29,326,502	29,260,489	66,013
Expiring 03/05/18	Morgan Stanley	JPY	683,791	6,173,430	6,088,475	84,955
Expiring 03/20/18	Morgan Stanley	JPY	2,872,715	25,653,021	25,603,049	49,972
Expiring 03/22/18	Morgan Stanley	JPY	1,334,424	11,833,936	11,894,556	(60,620)
Expiring 03/22/18	Morgan Stanley	JPY	1,334,424	11,821,041	11,894,555	(73,514)
Expiring 03/22/18	Morgan Stanley	JPY	605,916	5,430,963	5,400,910	30,053
Expiring 03/22/18	Morgan Stanley	JPY	272,420	2,445,000	2,428,245	16,755
Expiring 03/22/18	Morgan Stanley	JPY	204,536	1,827,000	1,823,160	3,840
Expiring 03/22/18	Morgan Stanley	JPY	168,838	1,517,753	1,504,956	12,797
Expiring 03/22/18	Morgan Stanley	JPY	144,805	1,299,251	1,290,735	8,516
Expiring 03/22/18	Morgan Stanley	JPY	138,182	1,232,065	1,231,706	359
Expiring 03/22/18	Morgan Stanley	JPY	135,681	1,223,000	1,209,410	13,590
Expiring 03/22/18	Morgan Stanley	JPY	69,397	614,000	618,581	(4,581)
Expiring 03/22/18	Morgan Stanley	JPY	69,082	615,828	615,769	59
Expiring 03/22/18	Morgan Stanley	JPY	68,831	611,000	613,529	(2,529)
Expiring 03/22/18	Morgan Stanley	JPY	68,751	611,000	612,821	(1,821)
Expiring 03/22/18	Morgan Stanley	JPY	68,647	612,428	611,889	539
Expiring 03/22/18	Morgan Stanley	JPY	68,415	610,000	609,822	178
Expiring 03/22/18	Morgan Stanley	JPY	68,399	610,000	609,684	316
Expiring 03/22/18	Morgan Stanley	JPY	68,123	609,000	607,226	1,774
Expiring 03/22/18	Morgan Stanley	JPY	68,007	614,000	606,186	7,814
Expiring 03/22/18	Morgan Stanley	JPY	27,361	246,640	243,884	2,756
Mexican Peso,
Expiring 01/26/18	Morgan Stanley	MXN	39,903	2,136,958	2,017,828	119,130
Expiring 03/21/18	Morgan Stanley	MXN	37,944	1,909,000	1,901,543	7,457
Expiring 03/21/18	Morgan Stanley	MXN	37,138	1,956,000	1,861,159	94,841
Expiring 03/21/18	Morgan Stanley	MXN	27,705	1,421,346	1,388,407	32,939
Expiring 03/21/18	Morgan Stanley	MXN	12,109	617,887	606,839	11,048
Expiring 03/21/18	Morgan Stanley	MXN	11,927	611,000	597,703	13,297
Expiring 03/21/18	Morgan Stanley	MXN	11,912	611,000	596,951	14,049
Expiring 03/21/18	Morgan Stanley	MXN	11,702	609,000	586,457	22,543
Expiring 03/21/18	Morgan Stanley	MXN	4,883	245,057	244,714	343
Expiring 03/21/18	Morgan Stanley	MXN	4,435	228,225	222,235	5,990
New Taiwanese Dollar,
Expiring 01/02/18	Morgan Stanley	TWD	11,159	372,470	375,082	(2,612)
Expiring 01/23/18	Morgan Stanley	TWD	100,005	3,326,841	3,365,589	(38,748)
Expiring 01/23/18	Morgan Stanley	TWD	70,347	2,349,605	2,367,482	(17,877)
Expiring 01/23/18	Morgan Stanley	TWD	18,744	622,000	630,808	(8,808)
Expiring 01/23/18	Morgan Stanley	TWD	13,255	443,023	446,096	(3,073)
Expiring 01/23/18	Morgan Stanley	TWD	12,452	415,815	419,049	(3,234)
Expiring 02/02/18	Morgan Stanley	TWD	46,155	1,558,096	1,554,226	3,870
Expiring 02/02/18	Morgan Stanley	TWD	7,260	245,867	244,466	1,401
Expiring 02/08/18	Morgan Stanley	TWD	146,044	4,855,991	4,919,664	(63,673)
Expiring 02/22/18	Morgan Stanley	TWD	207,824	6,915,721	7,006,594	(90,873)
Expiring 03/08/18	Morgan Stanley	TWD	87,254	2,911,864	2,944,130	(32,266)
Expiring 03/08/18	Morgan Stanley	TWD	18,631	625,060	628,654	(3,594)
Expiring 03/08/18	Morgan Stanley	TWD	18,569	621,963	626,567	(4,604)
Expiring 03/08/18	Morgan Stanley	TWD	6,841	230,499	230,837	(338)

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
New Zealand Dollar,
Expiring 03/21/18	Morgan Stanley	NZD	1,764	$1,215,715	$1,248,879	$(33,164)
Expiring 03/21/18	Morgan Stanley	NZD	925	636,754	655,178	(18,424)
Expiring 03/21/18	Morgan Stanley	NZD	888	614,310	628,688	(14,378)
Expiring 03/21/18	Morgan Stanley	NZD	886	621,352	627,272	(5,920)
Expiring 03/21/18	Morgan Stanley	NZD	883	607,878	625,148	(17,270)
Expiring 03/21/18	Morgan Stanley	NZD	876	617,640	620,212	(2,572)
Expiring 03/21/18	Morgan Stanley	NZD	876	618,562	619,977	(1,415)
Expiring 03/21/18	Morgan Stanley	NZD	872	618,088	617,448	640
Expiring 03/21/18	Morgan Stanley	NZD	869	618,098	615,283	2,815
Expiring 03/21/18	Morgan Stanley	NZD	869	616,380	615,173	1,207
Expiring 03/21/18	Morgan Stanley	NZD	461	323,541	326,670	(3,129)
Expiring 03/21/18	Morgan Stanley	NZD	423	295,950	299,384	(3,434)
Expiring 03/21/18	Morgan Stanley	NZD	355	245,506	251,334	(5,828)
Expiring 03/21/18	Morgan Stanley	NZD	352	246,894	249,470	(2,576)
Expiring 03/21/18	Morgan Stanley	NZD	282	195,039	199,877	(4,838)
Peruvian Nuevo Sol,
Expiring 01/16/18	Morgan Stanley	PEN	3,256	986,874	1,003,223	(16,349)
Expiring 01/19/18	Morgan Stanley	PEN	779	236,802	239,874	(3,072)
Philippine Peso,
Expiring 01/26/18	Morgan Stanley	PHP	77,626	1,543,252	1,552,967	(9,715)
Expiring 02/09/18	Morgan Stanley	PHP	32,213	629,100	644,017	(14,917)
Expiring 02/09/18	Morgan Stanley	PHP	32,178	621,676	643,315	(21,639)
Expiring 02/22/18	Morgan Stanley	PHP	31,121	609,161	621,789	(12,628)
Expiring 02/22/18	Morgan Stanley	PHP	14,741	291,497	294,523	(3,026)
Russian Ruble,
Expiring 02/12/18	Morgan Stanley	RUB	51,619	879,963	890,543	(10,580)
Expiring 02/12/18	Morgan Stanley	RUB	36,091	610,000	622,651	(12,651)
Expiring 02/12/18	Morgan Stanley	RUB	24,799	415,815	427,831	(12,016)
Singapore Dollar,
Expiring 03/21/18	Morgan Stanley	SGD	599	443,023	448,367	(5,344)
Expiring 03/21/18	Morgan Stanley	SGD	562	415,815	420,647	(4,832)
South African Rand,
Expiring 01/18/18	Morgan Stanley	ZAR	74,226	5,124,125	5,979,262	(855,137)
Expiring 03/22/18	Morgan Stanley	ZAR	10,241	737,000	817,614	(80,614)
Expiring 03/22/18	Morgan Stanley	ZAR	8,496	614,000	678,265	(64,265)
Expiring 03/22/18	Morgan Stanley	ZAR	7,774	615,186	620,642	(5,456)
Expiring 03/22/18	Morgan Stanley	ZAR	7,737	615,237	617,639	(2,402)
Expiring 03/22/18	Morgan Stanley	ZAR	6,821	492,000	544,539	(52,539)
Expiring 03/22/18	Morgan Stanley	ZAR	6,680	488,000	533,303	(45,303)
Expiring 03/22/18	Morgan Stanley	ZAR	3,396	246,000	271,149	(25,149)
Expiring 03/22/18	Morgan Stanley	ZAR	2,418	173,301	193,064	(19,763)
South Korean Won,
Expiring 01/16/18	Morgan Stanley	KRW	2,780,090	2,547,153	2,597,681	(50,528)
Expiring 01/16/18	Morgan Stanley	KRW	453,411	415,250	423,662	(8,412)
Expiring 01/22/18	Morgan Stanley	KRW	668,601	617,018	624,796	(7,778)
Expiring 02/02/18	Morgan Stanley	KRW	1,315,707	1,230,000	1,229,738	262
Swedish Krona,
Expiring 03/21/18	Morgan Stanley	SEK	4,105	493,524	502,903	(9,379)
Expiring 03/21/18	Morgan Stanley	SEK	2,630	316,023	322,176	(6,153)
Expiring 03/21/18	Morgan Stanley	SEK	2,464	296,126	301,862	(5,736)
Expiring 03/21/18	Morgan Stanley	SEK	2,433	296,516	298,064	(1,548)
Swiss Franc,
Expiring 03/21/18	Morgan Stanley	CHF	1,219	1,241,661	1,257,957	(16,296)
Expiring 03/21/18	Morgan Stanley	CHF	600	607,198	619,789	(12,591)
Expiring 03/21/18	Morgan Stanley	CHF	268	275,327	276,859	(1,532)
Expiring 03/21/18	Morgan Stanley	CHF	267	273,512	275,348	(1,836)
Expiring 03/21/18	Morgan Stanley	CHF	242	248,388	250,298	(1,910)

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Turkish Lira,
Expiring 03/21/18	Morgan Stanley	TRY	2,430	$616,820	$625,596	$(8,776)
Expiring 03/21/18	Morgan Stanley	TRY	2,008	501,149	516,927	(15,778)
Expiring 03/21/18	Morgan Stanley	TRY	1,979	486,540	509,617	(23,077)
Expiring 03/21/18	Morgan Stanley	TRY	1,963	491,205	505,498	(14,293)
Expiring 03/21/18	Morgan Stanley	TRY	1,947	492,000	501,364	(9,364)
Expiring 03/21/18	Morgan Stanley	TRY	1,463	368,000	376,633	(8,633)
Expiring 03/21/18	Morgan Stanley	TRY	993	245,000	255,557	(10,557)
Expiring 03/21/18	Morgan Stanley	TRY	992	245,000	255,479	(10,479)
Expiring 03/21/18	Morgan Stanley	TRY	973	246,965	250,450	(3,485)
Expiring 03/21/18	Morgan Stanley	TRY	970	246,000	249,628	(3,628)
Expiring 03/21/18	Morgan Stanley	TRY	894	221,839	230,213	(8,374)
Expiring 03/21/18	Morgan Stanley	TRY	878	220,735	225,953	(5,218)

				$276,807,841	$278,692,700	(1,884,859)

						$801,054

Cross currency exchange contracts outstanding at December 31, 2017:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
03/21/18	Buy	AUD	258	NZD	283	$737	Morgan Stanley
03/21/18	Buy	AUD	1,604	NZD	1,767	293	Morgan Stanley
03/21/18	Buy	AUD	1,615	NZD	1,773	4,593	Morgan Stanley
03/21/18	Buy	CHF	599	EUR	513	417	Morgan Stanley
03/21/18	Buy	CHF	600	EUR	513	560	Morgan Stanley
03/21/18	Buy	CHF	601	EUR	514	571	Morgan Stanley
03/21/18	Buy	CHF	603	EUR	516	(130)	Morgan Stanley
03/21/18	Buy	CHF	604	EUR	517	473	Morgan Stanley
03/21/18	Buy	CHF	629	EUR	536	3,377	Morgan Stanley
03/21/18	Buy	CHF	704	EUR	(704)	2,619	Morgan Stanley
03/21/18	Buy	CHF	913	EUR	779	2,862	Morgan Stanley
03/21/18	Buy	CHF	1,197	EUR	(1,197)	(1,878)	Morgan Stanley
03/21/18	Buy	CHF	1,200	EUR	1,025	3,153	Morgan Stanley
03/21/18	Buy	CHF	1,254	EUR	1,074	(890)	Morgan Stanley
01/03/18	Buy	CZK	16,210	EUR	609	30,559	Morgan Stanley
01/03/18	Buy	CZK	16,595	EUR	622	33,023	Morgan Stanley
01/03/18	Buy	CZK	16,606	EUR	622	33,534	Morgan Stanley
01/03/18	Buy	CZK	16,978	EUR	636	33,929	Morgan Stanley
03/21/18	Buy	CZK	11,126	EUR	436	(625)	Morgan Stanley
03/21/18	Buy	CZK	25,148	EUR	983	148	Morgan Stanley
03/21/18	Buy	CZK	66,390	EUR	2,588	9,470	Morgan Stanley
03/21/18	Buy	CZK	99,427	EUR	3,914	(31,638)	Morgan Stanley
01/03/18	Buy	EUR	2,588	CZK	66,390	(12,181)	Morgan Stanley
03/21/18	Buy	EUR	111	NOK	1,081	1,439	Morgan Stanley
03/21/18	Buy	EUR	118	HUF	36,555	(33)	Morgan Stanley
03/21/18	Buy	EUR	129	HUF	39,996	10	Morgan Stanley
03/21/18	Buy	EUR	201	SEK	1,986	(1,073)	Morgan Stanley
03/21/18	Buy	EUR	312	NOK	3,087	(780)	Morgan Stanley
03/21/18	Buy	EUR	312	SEK	3,096	(2,901)	Morgan Stanley
03/21/18	Buy	EUR	508	CHF	591	2,551	Morgan Stanley
03/21/18	Buy	EUR	513	CHF	595	4,450	Morgan Stanley
03/21/18	Buy	EUR	513	GBP	454	4,005	Morgan Stanley
03/21/18	Buy	EUR	513	GBP	5,071	3,983	Morgan Stanley
03/21/18	Buy	EUR	513	CHF	596	2,949	Morgan Stanley
03/21/18	Buy	EUR	513	NOK	5,071	(466)	Morgan Stanley
03/21/18	Buy	EUR	514	GBP	452	8,332	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Cross currency exchange contracts outstanding at December 31, 2017 (continued):

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts (continued):
03/21/18	Buy	EUR	514	CHF	600	$546	Morgan Stanley
03/21/18	Buy	EUR	515	NOK	5,066	2,606	Morgan Stanley
03/21/18	Buy	EUR	516	SEK	5,075	371	Morgan Stanley
03/21/18	Buy	EUR	516	PLZ	2,183	(5,087)	Morgan Stanley
03/21/18	Buy	EUR	516	NZD	892	(9,403)	Morgan Stanley
03/21/18	Buy	EUR	516	NOK	5,088	1,345	Morgan Stanley
03/21/18	Buy	EUR	517	GBP	457	5,006	Morgan Stanley
03/21/18	Buy	EUR	517	GBP	458	3,355	Morgan Stanley
03/21/18	Buy	EUR	518	HUF	161,303	(887)	Morgan Stanley
03/21/18	Buy	EUR	518	SEK	5,113	(1,878)	Morgan Stanley
03/21/18	Buy	EUR	518	GBP	(518)	6,818	Morgan Stanley
03/21/18	Buy	EUR	518	GBP	(518)	6,643	Morgan Stanley
03/21/18	Buy	EUR	518	GBP	458	3,985	Morgan Stanley
03/21/18	Buy	EUR	519	GBP	458	5,590	Morgan Stanley
03/21/18	Buy	EUR	519	CHF	604	2,397	Morgan Stanley
03/21/18	Buy	EUR	520	GBP	459	6,141	Morgan Stanley
03/21/18	Buy	EUR	521	GBP	458	7,527	Morgan Stanley
03/21/18	Buy	EUR	521	GBP	455	12,437	Morgan Stanley
03/21/18	Buy	EUR	521	GBP	455	11,785	Morgan Stanley
03/21/18	Buy	EUR	521	GBP	456	11,337	Morgan Stanley
03/21/18	Buy	EUR	521	GBP	461	4,869	Morgan Stanley
03/21/18	Buy	EUR	524	NOK	5,170	514	Morgan Stanley
03/21/18	Buy	EUR	530	CHF	615	3,222	Morgan Stanley
03/21/18	Buy	EUR	546	CHF	634	3,995	Morgan Stanley
03/21/18	Buy	EUR	561	CHF	653	2,256	Morgan Stanley
03/21/18	Buy	EUR	695	HUF	216,308	(489)	Morgan Stanley
03/21/18	Buy	EUR	979	SEK	9,676	(5,565)	Morgan Stanley
03/21/18	Buy	EUR	1,038	CHF	1,209	3,336	Morgan Stanley
03/21/18	Buy	EUR	1,041	GBP	921	8,786	Morgan Stanley
03/21/18	Buy	EUR	5,788	CHF	6,773	(12,262)	Morgan Stanley
03/22/18	Buy	EUR	528	JPY	70,491	8,054	Morgan Stanley
03/22/18	Buy	EUR	1,120	JPY	149,906	14,882	Morgan Stanley
03/21/18	Buy	GBP	184	EUR	208	(920)	Morgan Stanley
03/21/18	Buy	GBP	464	EUR	529	(9,566)	Morgan Stanley
03/21/18	Buy	GBP	509	EUR	573	(1,929)	Morgan Stanley
03/21/18	Buy	GBP	912	EUR	1,028	(4,541)	Morgan Stanley
03/21/18	Buy	GBP	933	EUR	1,061	(16,612)	Morgan Stanley
03/21/18	Buy	HUF	161,658	EUR	517	3,361	Morgan Stanley
03/21/18	Buy	HUF	161,827	EUR	517	4,017	Morgan Stanley
03/21/18	Buy	HUF	161,844	EUR	515	6,495	Morgan Stanley
03/21/18	Buy	HUF	163,888	EUR	521	7,185	Morgan Stanley
03/21/18	Buy	HUF	166,015	EUR	529	5,447	Morgan Stanley
03/21/18	Buy	HUF	2,175,614	EUR	6,992	4,248	Morgan Stanley
03/22/18	Buy	JPY	68,933	EUR	697	(4,209)	Morgan Stanley
03/22/18	Buy	JPY	71,355	EUR	534	(7,460)	Morgan Stanley
03/21/18	Buy	NOK	2,026	EUR	207	(2,303)	Morgan Stanley
03/21/18	Buy	NOK	2,343	EUR	237	594	Morgan Stanley
03/21/18	Buy	NOK	2,655	SEK	2,670	(3,031)	Morgan Stanley
03/21/18	Buy	NOK	4,089	EUR	417	(3,866)	Morgan Stanley
03/21/18	Buy	NOK	4,676	EUR	470	3,632	Morgan Stanley
03/21/18	Buy	NOK	4,984	EUR	509	(5,463)	Morgan Stanley
03/21/18	Buy	NOK	5,041	EUR	509	1,898	Morgan Stanley
03/21/18	Buy	NOK	5,045	EUR	516	(6,422)	Morgan Stanley
03/21/18	Buy	NOK	5,115	EUR	517	993	Morgan Stanley
03/21/18	Buy	NOK	5,154	EUR	526	(5,108)	Morgan Stanley
03/21/18	Buy	NOK	5,175	EUR	526	(2,613)	Morgan Stanley
03/21/18	Buy	NOK	5,188	EUR	524	1,420	Morgan Stanley
03/21/18	Buy	NOK	5,351	EUR	540	2,141	Morgan Stanley
03/21/18	Buy	NOK	10,365	EUR	1,046	4,012	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Cross currency exchange contracts outstanding at December 31, 2017 (continued):

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts (continued):
03/21/18	Buy	NOK	14,820	EUR	(14,820)	$8,650	Morgan Stanley
03/21/18	Buy	NOK	18,279	EUR	1,874	(28,725)	Morgan Stanley
03/21/18	Buy	NOK	94,293	EUR	9,558	(14,870)	Morgan Stanley
03/21/18	Buy	NOK	94,589	EUR	9,662	(103,819)	Morgan Stanley
03/21/18	Buy	PLN	601	EUR	142	1,671	Morgan Stanley
03/21/18	Buy	PLN	11,075	EUR	2,616	28,256	Morgan Stanley
03/21/18	Buy	PLN	24,279	EUR	5,739	57,286	Morgan Stanley
03/21/18	Buy	PLN	24,454	EUR	5,779	59,264	Morgan Stanley
03/21/18	Buy	SEK	3,454	EUR	349	2,335	Morgan Stanley
03/21/18	Buy	SEK	5,028	EUR	503	9,294	Morgan Stanley
03/21/18	Buy	SEK	5,131	EUR	516	6,430	Morgan Stanley
03/21/18	Buy	SEK	15,523	EUR	1,562	18,288	Morgan Stanley
03/21/18	Buy	SEK	80,353	EUR	8,123	50,057	Morgan Stanley
03/21/18	Buy	SEK	86,720	EUR	8,755	67,150	Morgan Stanley
03/21/18	Buy	SEK	161,057	EUR	16,146	263,244	Morgan Stanley

						$633,585

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts and OTC Cross Currency Exchange Contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Cross Currency Exchange	$943,208	$(309,623)	$633,585
Forward Foreign Currency	$4,726,520	$(3,925,466)	$801,054

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
People’s Republic of China	06/20/19	1.000%(Q)	38,800	0.153%	$(494,635)	$(188,309)	$(306,326)	JPMorgan Chase
People’s Republic of China	06/20/19	1.000%(Q)	3,510	0.153%	(44,747)	(23,826)	(20,921)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	2,250	0.153%	(28,684)	(34,628)	5,944	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	1,890	0.153%	(24,094)	(12,495)	(11,599)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	1,690	0.153%	(21,544)	(10,953)	(10,591)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	1,550	0.153%	(19,760)	(16,840)	(2,920)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	1,370	0.153%	(17,466)	(17,809)	343	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	930	0.153%	(11,856)	(6,077)	(5,779)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	900	0.153%	(11,474)	(5,781)	(5,693)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	720	0.153%	(9,179)	(5,063)	(4,116)	JPMorgan Chase
People’s Republic of China	06/20/19	1.000%(Q)	690	0.153%	(8,796)	(6,745)	(2,051)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%(Q)	350	0.153%	(4,462)	(2,137)	(2,325)	Bank of America

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued):
People’s Republic of China	06/20/19	1.000%(Q)	150	0.153%	$(1,912)	$(1,018)	$(894)	Bank of America
People’s Republic of China	06/20/19	1.000%(Q)	150	0.153%	(1,912)	(945)	(967)	JPMorgan Chase
People’s Republic of China	06/20/21	1.000%(Q)	750	0.338%	(16,973)	681	(17,654)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%(Q)	680	0.338%	(15,390)	(153)	(15,237)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%(Q)	580	0.338%	(13,126)	2,105	(15,231)	JPMorgan Chase
People’s Republic of China	06/20/21	1.000%(Q)	410	0.338%	(9,279)	1,535	(10,814)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%(Q)	350	0.338%	(7,921)	(642)	(7,279)	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%(Q)	260	0.338%	(5,884)	419	(6,303)	Barclays Capital Group
People’s Republic of China	06/20/21	1.000%(Q)	230	0.338%	(5,205)	502	(5,707)	JPMorgan Chase
People’s Republic of China	06/20/21	1.000%(Q)	200	0.338%	(4,527)	(135)	(4,392)	JPMorgan Chase
People’s Republic of China	06/20/21	1.000%(Q)	140	0.338%	(3,169)	306	(3,475)	Citigroup Global Markets
People’s Republic of China	12/20/21	1.000%(Q)	410	0.388%	(9,732)	(1,571)	(8,161)	Barclays Capital Group
People’s Republic of China	12/20/21	1.000%(Q)	170	0.388%	(4,035)	1,111	(5,146)	Deutsche Bank AG
People’s Republic of China	12/20/21	1.000%(Q)	40	0.388%	(949)	158	(1,107)	Barclays Capital Group
People’s Republic of China	06/20/22	1.000%(Q)	930	0.455%	(21,946)	(14,092)	(7,854)	Citigroup Global Markets
People’s Republic of China	06/20/22	1.000%(Q)	870	0.455%	(20,530)	(14,369)	(6,161)	JPMorgan Chase
People’s Republic of China	12/20/22	1.000%(Q)	5,320	0.509%	(124,821)	(121,458)	(3,363)	JPMorgan Chase

					$(964,008)	$(478,229)	$(485,779)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.EM.27.V1	06/20/22	1.000%(Q)		3,584	$142,055	$5,138	$(136,917)
CDX.EM.28.V1	12/20/22	1.000%(Q)		40,498	1,629,792	350,713	(1,279,079)
CDX.NA.HY.29.V1	12/20/22	5.000%(Q)		29,850	(2,224,477)	(2,522,673)	(298,196)
CDX.NA.IG.29.V1	12/20/22	1.000%(Q)		30,225	(673,716)	(730,548)	(56,832)
iTraxx Europe S27.V1	06/20/22	1.000%(Q)	EUR	26,700	(683,311)	(912,273)	(228,962)

					$(1,809,657)	$(3,809,643)	$(1,999,986)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR 4,990	08/15/27	1.428%(A)	Eurostat Eurozone HICP ex Tobacco(1)(A)	$4,944	$(84,068)	$(89,012)
EUR 2,150	08/15/32	1.600%(A)	Eurostat Eurozone HICP ex Tobacco(2)(A)	(1,431)	(49,890)	(48,459)
GBP 4,210	07/15/22	3.370%(A)	U.K. Retail Price Index(2)(A)	181	7,081	6,900
GBP 6,560	09/15/27	3.340%(A)	U.K. Retail Price Index(1)(A)	1,176	43,831	42,655
GBP 5,950	09/15/32	3.460%(A)	U.K. Retail Price Index(2)(A)	10,565	(37,470)	(48,035)
GBP 4,830	09/15/42	3.510%(A)	U.K. Retail Price Index(2)(A)	(4,811)	(114,017)	(109,206)
GBP 4,410	09/15/47	3.450%(A)	U.K. Retail Price Index(1)(A)	18,730	181,778	163,048

				$29,354	$(52,755)	$(82,109)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
AUD 25,510	03/21/20	2.000%(Q)	3 Month BBSW(2)(Q)	$(14,989)	$32,954	$47,943
AUD 5,820	12/21/27	3.500%(S)	6 Month BBSW(1)(S)	(65,922)	(70,032)	(4,110)
AUD 9,910	03/21/28	2.750%(S)	6 Month BBSW(1)(S)	39,580	55,243	15,663
CAD 4,910	03/21/19	1.000%(S)	3 Month CDOR(2)(S)	(37,971)	(37,891)	80

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
CAD 47,340	03/21/20	1.250%(S)	3 Month CDOR(2)(S)	$(502,911)	$(654,040)	$(151,129)
CAD 30,190	07/18/22	2.028%(S)	3 Month CDOR(2)(S)	(120,202)	(232,231)	(112,029)
CAD 6,740	03/21/23	1.500%(S)	3 Month CDOR(2)(S)	(164,249)	(200,167)	(35,918)
CAD 25,660	03/21/28	1.750%(S)	3 Month CDOR(2)(S)	(1,067,948)	(1,244,608)	(176,660)
CAD 4,640	07/20/48	2.540%(S)	3 Month CDOR(1)(S)	24,730	13,353	(11,377)
EUR 35,250	12/16/21	0.350%(A)	6 Month EURIBOR(2)(S)	(27,976)	(104,798)	(76,822)
EUR 31,930	03/21/23	0.250%(A)	6 Month EURIBOR(2)(S)	31,893	222,883	190,990
EUR 660	03/21/25	0.500%(A)	6 Month EURIBOR(1)(S)	1,089	(6,195)	(7,284)
EUR 5,930	01/12/27	1.330%(A)	6 Month EURIBOR(2)(S)	(48,291)	12,640	60,931
EUR 5,640	08/31/27	1.500%(A)	6 Month EURIBOR(2)(S)	(6,565)	(27,972)	(21,407)
EUR 9,030	10/25/27	1.600%(A)	6 Month EURIBOR(2)(S)	41,400	81,491	40,091
EUR 10,660	12/19/27	1.500%(A)	6 Month EURIBOR(2)(S)	41,266	17,710	(23,556)
EUR 16,810	03/21/28	1.000%(A)	6 Month EURIBOR(1)(S)	265,490	141,016	(124,474)
GBP 59,440	03/21/20	0.750%(S)	6 Month GBP LIBOR(2)(S)	(252,926)	(140,288)	112,638
GBP 1,320	03/21/23	1.000%(S)	6 Month GBP LIBOR(2)(S)	(12,347)	(6,033)	6,314
GBP 11,400	11/21/23	1.200%(S)	6 Month GBP LIBOR(2)(S)	(6,683)	24,148	30,831
GBP 27,210	03/16/27	1.600%(S)	6 Month GBP LIBOR(2)(S)	101,194	220,141	118,947
GBP 12,850	03/21/28	1.250%(S)	6 Month GBP LIBOR(1)(S)	186,469	79,529	(106,940)
GBP 6,860	11/21/28	1.400%(S)	6 Month GBP LIBOR(1)(S)	16,499	(28,010)	(44,509)
GBP 4,570	01/12/32	1.940%(S)	6 Month GBP LIBOR(1)(S)	6,347	(65,692)	(72,039)
GBP 9,660	03/21/33	1.500%(S)	6 Month GBP LIBOR(1)(S)	(37,233)	(135,834)	(98,601)
GBP 18,920	03/17/37	1.750%(S)	6 Month GBP LIBOR(1)(S)	112,456	(166,236)	(278,692)
GBP 5,430	12/14/37	1.750%(S)	6 Month GBP LIBOR(1)(S)	(44,707)	(53,366)	(8,659)
GBP 2,300	06/14/38	1.750%(S)	6 Month GBP LIBOR(1)(S)	(33,982)	(24,780)	9,202
JPY 1,001,610	03/21/28	0.250%(S)	6 Month JPY LIBOR(2)(S)	63,686	82,368	18,682
JPY 255,450	03/22/28	0.500%(S)	6 Month JPY LIBOR(2)(S)	(6,597)	(5,788)	809
JPY 97,640	06/14/38	1.250%(S)	6 Month JPY LIBOR(2)(S)	4,846	949	(3,897)
MXN 30,620	12/14/22	6.750%(M)	28 Day Mexican Interbank Rate(2)(M)	(33,406)	(72,218)	(38,812)

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
MXN	70,975	03/15/23	7.500	%(M)	28 Day Mexican Interbank Rate(2)(M)	$(36,279)	$(55,092)	$(18,813)
NOK	112,660	03/21/23	1.500	%(A)	6 Month NIBOR(1)(S)	(24,060)	(59,357)	(35,297)
NZD	51,050	03/21/20	2.250	%(S)	3 Month New Zealand Bank Bill Rate(1)(Q)	(2,563)	29,306	31,869
NZD	1,880	12/21/27	4.000	%(S)	3 Month LIBOR(1)(Q)	(17,188)	(17,737)	(549)
PLN	3,610	06/17/19	3.048	%(A)	6 Month WIBOR(2)(S)	18,300	32,310	14,010
PLN	3,610	06/17/19	3.045	%(A)	6 Month WIBOR(1)(S)	—	(32,251)	(32,251)
PLN	20,360	12/20/22	2.510	%(A)	6 Month WIBOR(1)(S)	(483)	(5,194)	(4,711)
PLN	35,020	03/21/23	2.550	%(A)	6 Month WIBOR(1)(S)	22,214	4,251	(17,963)
SEK	214,240	06/15/18	0.050	%(A)	3 Month STIBOR(2)(Q)	212,785	72,911	(139,874)
SEK	172,480	09/17/18	(0.330	)%(A)	3 Month STIBOR(2)(Q)	5,007	17,988	12,981
SEK	297,650	06/28/19	(0.100	)%(A)	3 Month STIBOR(2)(Q)	(6,032)	30,321	36,353
SEK	23,910	03/21/21	0.250	%(A)	3 Month STIBOR(1)(Q)	(7,370)	(7,366)	4
SEK	221,170	12/16/21	0.500	%(A)	3 Month STIBOR(1)(Q)	65,898	120,460	54,562
SEK	14,460	03/21/23	0.500	%(A)	3 Month STIBOR(1)(Q)	3,877	(7,020)	(10,897)
SEK	84,740	10/25/27	2.000	%(A)	3 Month STIBOR(1)(Q)	(3,540)	(34,719)	(31,179)
SEK	57,440	11/02/27	2.000	%(A)	3 Month STIBOR(1)(Q)	2,758	(22,176)	(24,934)
SEK	10,950	12/21/27	2.250	%(A)	3 Month STIBOR(1)(Q)	(9,032)	(18,097)	(9,065)
	7,130	03/21/20	1.750	%(S)	3 Month LIBOR(1)(Q)	52,914	55,962	3,048
	65,650	08/06/20	1.855	%(S)	3 Month LIBOR(2)(Q)	(273,889)	(504,513)	(230,624)
	118,030	11/20/20	2.139	%(S)	3 Month LIBOR(2)(Q)	(79,192)	(370,340)	(291,148)
	3,910	03/21/23	2.000	%(S)	3 Month LIBOR(2)(Q)	(42,980)	(50,870)	(7,890)
	8,740	07/03/23	2.143	%(S)	3 Month LIBOR(1)(Q)	20,014	70,082	50,068
	51,070	11/20/23	2.275	%(S)	3 Month LIBOR(1)(Q)	47,728	178,251	130,523
	6,440	08/31/27	2.400	%(S)	3 Month LIBOR(1)(Q)	(4,903)	(40,922)	(36,019)
	1,930	12/21/27	2.750	%(S)	3 Month LIBOR(2)(Q)	14,423	15,023	600
	8,990	03/21/28	2.250	%(S)	3 Month LIBOR(1)(Q)	(106,955)	(137,876)	(30,921)
	32,430	07/03/28	2.378	%(S)	3 Month LIBOR(2)(Q)	(53,691)	(203,006)	(149,315)
	17,520	08/06/28	2.346	%(S)	3 Month LIBOR(1)(Q)	19,971	170,292	150,321

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements continued:
	1,250	11/15/43	2.609%(S)	3 Month LIBOR(1)(Q)	$6,189	$(16,651)	$(22,840)
	1,810	03/21/48	2.500%(S)	3 Month LIBOR(1)(Q)	56,418	19,723	(36,695)
	13,400	07/03/48	2.560%(S)	3 Month LIBOR(1)(Q)	49,894	(2,812)	(52,706)
ZAR	5,760	10/25/27	9.330%(Q)	3 Month JIBAR(2)(Q)	—	7,535	7,535
ZAR	12,690	10/26/27	9.450%(Q)	3 Month JIBAR(2)(Q)	—	20,071	20,071
ZAR	11,650	10/26/27	9.550%(Q)	3 Month JIBAR(2)(Q)	—	21,096	21,096
ZAR	11,590	11/03/27	9.320%(Q)	3 Month JIBAR(2)(Q)	—	14,698	14,698
ZAR	11,650	12/19/27	8.800%(Q)	3 Month JIBAR(1)(Q)	—	(98)	(98)
ZAR	5,760	12/19/27	8.870%(Q)	3 Month JIBAR(1)(Q)	—	(961)	(961)
ZAR	11,590	12/21/27	8.875%(Q)	3 Month JIBAR(1)(Q)	—	(2,027)	(2,027)
ZAR	12,690	12/28/27	8.825%(Q)	3 Month JIBAR(1)(Q)	—	(672)	(672)

					$(1,617,727)	$(3,001,231)	$(1,383,504)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
KRW	26,892,370	03/21/20	2.000%(Q)	3 Month KWCDC(2)(Q)	$(25,502)	$2,755	$(28,257)	Bank of America
KRW	8,204,940	03/21/20	2.000%(Q)	3 Month KWCDC(2)(Q)	(6,936)	—	(6,936)	UBS AG
KRW	775,760	11/01/27	2.370%(Q)	3 Month KWCDC(2)(Q)	2,882	—	2,882	JPMorgan Chase
KRW	947,090	11/02/27	2.370%(Q)	3 Month KWCDC(2)(Q)	3,517	—	3,517	Citigroup Global Markets
KRW	910,120	11/29/27	2.315%(Q)	3 Month KWCDC(2)(Q)	1,322	—	1,322	JPMorgan Chase

					$(24,717)	$2,755	$(27,472)

Cash of $5,786,378 has been segregated with Morgan Stanley to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2017:

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Citigroup Global Markets	02/08/18	EGP 11,850	Pay or receive annually amounts based on market value fluctuation of Egypt Treasury Bill	$655,291	$567,366	$87,925

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$576,938	$(485,046)	$101,933	$(527,259)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$58,443,972	$—
Home Equity Loans	—	1,707,227	—
Residential Mortgage-Backed Securities	—	4,834,896	—
Student Loans	—	32,307,514	—
Bank Loans	—	3,279,483	1,114,554
Commercial Mortgage-Backed Securities	—	1,457,279	—
Convertible Bond	—	46,000	—
Corporate Bonds	—	28,220,260	—
Municipal Bonds	—	2,193,956	—
Residential Mortgage-Backed Securities	—	27,589,703	2,228,178
Sovereign Bonds	—	27,860,949	—
U.S. Government Agency Obligations	—	3,594,004	—
U.S. Treasury Obligations	—	16,806,039	—
Common Stocks	1,936,481	59,360	—
Affiliated Mutual Funds	7,411,284	—	—
Foreign Treasury Obligations	—	67,185,641	—
Option Purchased	56,119	—	—
Other Financial Instruments*
Futures Contracts	183,453	—	—
OTC Forward Foreign Currency Exchange Contracts	—	801,054	—
OTC Cross Currency Exchange Contracts	—	633,585	—
OTC Credit Default Swap Agreements	—	(964,008)	—
Centrally Cleared Credit Default Swap Agreements	—	(1,999,986)	—
Centrally Cleared Inflation Swap Agreements	—	(82,109)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,383,504)	—
OTC Interest Rate Swap Agreements	—	(24,717)	—
OTC Total Return Swap Agreements	—	655,291	—

Total	$9,587,337	$273,221,889	$3,342,732

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Residential Mortgage-Backed Securities
Balance as of 12/31/16	$1,005,116	$9,069,212
Realized gain (loss)	—	37,464
Change in unrealized appreciation (depreciation)**	29,124	250,930
Purchases/Exchanges/Issuances	682,033	1,050,323
Sales/Paydowns	(373,855)	(8,193,698)
Accrued discount/premium	4,278	13,947
Transfers into Level 3	421,103	—
Transfers out of Level 3	(653,245)	—

Balance as of 12/31/17	$1,114,554	$2,228,178

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

**	Of which, $259,390 was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2017	Valuation Methodology	Unobservable Inputs
Bank Loans	$1,114,554	Market Approach	Single Broker Indicative Quote
Residential Mortgage-Backed Securities	2,228,178	Market Approach	Single Broker Indicative Quote

	$3,342,732

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$653,245	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes
Bank Loans	$421,103	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Foreign Treasury Obligations	21.9%
Collateralized Loan Obligations	19.1
Residential Mortgage-Backed Securities	11.3
Student Loans	10.5
Sovereign Bonds	9.1
U.S. Treasury Obligations	5.5
Affiliated Mutual Funds (0.4% represents investments purchased with collateral from securities on loan)	2.4
Oil & Gas	2.2
Telecommunications	1.8
Diversified Financial Services	1.3
U.S. Government Agency Obligations	1.2
Multi-National	1.0
Oil, Gas & Consumable Fuels	1.0
Municipal Bonds	0.7
Pipelines	0.7
Home Equity Loans	0.5
Commercial Mortgage-Backed Securities	0.5
Banks	0.4
Real Estate	0.3

Mining	0.3%
Media	0.3
Textiles, Apparel & Luxury Goods	0.2
Software	0.2
Insurance	0.2
Electronic Equipment, Instruments & Components	0.2
Pharmaceuticals	0.2
Airlines	0.1
Food Products	0.1
Healthcare-Services	0.1
Packaging & Containers	0.1
Electric	0.1
Aerospace & Defense	0.1
Technology	0.1
Miscellaneous Manufacturing	0.1
Trucking & Leasing	0.1
Semiconductors	0.1
Options Purchased	0.0	*
Home Builders	0.0	*

	94.0
Other assets in excess of liabilities	6.0

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$1,999,986	*
Credit contracts	Premiums paid for OTC swap agreements	6,817		Premiums received for OTC swap agreements	485,046
Credit contracts	Unrealized appreciation on OTC swap agreements	6,287		Unrealized depreciation on OTC swap agreements	492,066
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	943,208		Unrealized depreciation on OTC cross currency exchange contracts	309,623
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	4,726,520		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,925,466
Interest rate contracts	Due from/to broker — variation margin futures	281,682	*	Due from/to broker — variation margin futures	98,229	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,413,463	*	Due from/to broker — variation margin swaps	2,879,076	*
Interest rate contracts	Premiums paid for OTC swap agreements	570,121		—	—
Interest rate contracts	Unaffiliated investments	56,119		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	95,646		Unrealized depreciation on OTC swap agreements	35,193

Total		$8,099,863			$10,224,685

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$(4,030,064)
Foreign exchange contracts	—	—	3,142,365	—
Interest rate contracts	(83,046)	530,263	—	(2,085,635)

Total	$(83,046)	$530,263	$3,142,365	$(6,115,699)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$(1,944,078)
Foreign exchange contracts	—	—	(10,832,278)	—
Interest rate contracts	35,891	(296,597)	—	375,793

Total	$35,891	$(296,597)	$(10,832,278)	$(1,568,285)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)	Cross Currency Exchange Contracts(2)	Credit Default Swap Agreements- Buy Protection(4)	Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$84,571	$235,016,709	$235,298,937	$241,338,898	$338,605,052	$119,449,084	$151,501,821	$29,201,874	$1,282,406,877	$816,649

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$1,341,583	$(1,341,583)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$2,755	$(34,631)	$(31,876)	$—	$(31,876)
Barclays Capital Group	577	(17,142)	(16,565)	—	(16,565)
Citigroup Global Markets	665,401	(228,050)	437,351	—	437,351
Deutsche Bank AG	3,327	(49,004)	(45,677)	—	(45,677)
JPMorgan Chase	6,811	(676,542)	(669,731)	669,731	—
Morgan Stanley	5,690,574	(4,255,935)	1,434,639	—	1,434,639
UBS AG	—	(6,936)	(6,936)	6,936	—

	$6,369,445	$(5,268,240)	$1,101,205	$676,667	$1,777,872

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $1,341,583:
Unaffiliated investments (cost $287,606,755)	$280,921,615
Affiliated investments (cost $7,411,419)	7,411,284
Foreign currency, at value (cost $149,943)	152,055
Deposit with broker for futures	331,632
Cash segregated for counterparty—OTC	11,430,000
Deposit with broker for centrally cleared swaps	5,786,378
Unrealized appreciation on OTC forward foreign currency contracts	4,726,520
Dividends and interest receivable	1,878,652
Unrealized appreciation on OTC cross currency exchange contracts	943,208
Receivable for investments sold	761,931
Premiums paid for OTC swap agreements	576,938
Receivable for fund share sold	255,994
Unrealized appreciation on OTC swap agreements	101,933
Prepaid expenses	2,210

Total Assets	315,280,350

LIABILITIES:
Unrealized depreciation on OTC forward foreign currency contracts	3,925,466
Payable for fund share repurchased	1,580,117
Payable to broker for collateral for securities on loan	1,369,333
Unrealized depreciation on OTC swap agreements	527,259
Premiums received for OTC swap agreements	485,046
Unrealized depreciation on OTC cross currency exchange contracts	309,623
Due to broker-variation margin swaps	183,864
Management fees payable	111,479
Payable for investments purchased	92,341
Accrued expenses and other liabilities	45,516
Payable to custodian	35,111
Distribution fee payable	12,617
Due to broker-variation margin futures	11,385
Affiliated transfer agent fee payable	365

Total Liabilities	8,689,522

NET ASSETS	$306,590,828

Net assets were comprised of:
Paid-in capital	$339,396,617
Retained earnings	(32,805,789)

Net assets, December 31, 2017	$306,590,828

Net asset value and redemption price per share, $306,590,828 / 31,886,381 outstanding shares of beneficial interest	$9.62

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income (net) (foreign withholding tax $13,502, of which $4,768 is reimbursable by an affiliate)	$8,677,292
Affiliated dividend income	176,912
Income from securities lending, net (including affiliated income of $2,954)	3,229

8,857,433

EXPENSES
Management fees	2,225,915
Distribution fee	781,465
Custodian and accounting fees	126,301
Audit fee	82,618
Legal fees and expenses	12,848
Trustees’ fees	12,229
Shareholders’ reports	11,255
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,511
Miscellaneous	18,351

Total expenses	3,278,493

NET INVESTMENT INCOME (LOSS)	5,578,940

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(165))	(166,459)
Futures transactions	530,263
Swap agreements transactions	(6,115,699)
Forward and cross currency contracts transactions	3,142,365
Foreign currency transactions	605,434

(2,004,096)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(135))	8,012,977
Futures	(296,597)
Swap agreements	(1,568,285)
Forward and cross currency contracts	(10,832,278)
Foreign currencies	8,690

(4,675,493)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(6,679,589)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,100,649)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$5,578,940	$6,435,314
Net realized gain (loss) on investment and foreign currency transactions	(2,004,096)	(31,823,076)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(4,675,493)	25,755,358

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,100,649)	367,596

FUND SHARE TRANSACTIONS:
Fund share sold [2,828,733 and 5,810,222 shares, respectively]	27,377,466	54,780,536
Fund share repurchased [4,253,718 and 26,328,229 shares, respectively]	(41,124,836)	(247,639,395)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(13,747,370)	(192,858,859)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,848,019)	(192,491,263)
NET ASSETS:
Beginning of year	321,438,847	513,930,110

End of year	$306,590,828	$321,438,847

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 96.9%
COMMON STOCKS	Shares	Value
Argentina — 1.5%
Pampa Energia SA, ADR *	2,809	$188,990

Australia — 6.6%
Macquarie Atlas Roads Group	39,830	194,752
Spark Infrastructure Group	58,605	114,560
Sydney Airport	28,225	154,874
Transurban Group	39,771	384,906

		849,092

Brazil — 0.9%
CCR SA	22,833	111,167

Canada — 8.5%
Enbridge, Inc., XTSE	4,430	173,253
Pembina Pipeline Corp.	9,037	326,959
TransCanada Corp., XTSE	7,612	370,486
Westshore Terminals Investment Corp.	10,190	213,123

		1,083,821

China — 1.9%
ENN Energy Holdings Ltd.	14,371	102,213
Huaneng Renewables Corp. Ltd. (Class H Stock)	397,971	134,729

		236,942

France — 8.3%
Aeroports de Paris	753	143,182
Eiffage SA	4,593	502,663
Vinci SA	4,101	418,677

		1,064,522

India — 2.9%
NTPC Ltd.	81,791	226,572
Power Grid Corp. of India Ltd.	45,467	142,484

		369,056

Italy — 10.6%
Atlantia SpA	12,879	406,027
Enav SpA, 144A	35,464	191,914
Enel SpA	60,725	373,414
Italgas SpA	63,544	387,730

		1,359,085

Malaysia — 1.0%
Malaysia Airports Holdings Bhd	57,970	125,955

Mexico — 2.2%
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	5,591	101,984
Infraestructura Energetica Nova SAB de CV	36,528	178,716

		280,700

Philippines — 1.0%
International Container Terminal Services, Inc.	63,118	133,330

Spain — 5.4%
Aena SME SA, 144A	1,079	218,367
Ferrovial SA	14,961	339,511

COMMON STOCKS (continued)	Shares	Value
Spain (continued)
Iberdrola SA	16,342	$126,508

		684,386

Switzerland — 2.0%
Flughafen Zurich AG	1,115	254,851

United States — 44.1%
American Electric Power Co., Inc.	5,001	367,924
American Tower Corp., REIT	2,335	333,134
American Water Works Co., Inc.	2,335	213,629
Cheniere Energy Partners LP Holdings LLC, MLP	5,962	165,088
Cheniere Energy, Inc.*	4,083	219,829
CSX Corp.	4,442	244,354
Equinix, Inc., REIT	503	227,970
Exelon Corp.	4,891	192,754
FedEx Corp.	901	224,836
Genesee & Wyoming, Inc. (Class A Stock) *	3,088	243,118
Great Plains Energy, Inc.	9,826	316,790
NextEra Energy, Inc.	3,250	507,618
Norfolk Southern Corp.	894	129,541
NRG Energy, Inc.	14,622	416,435
ONEOK, Inc.	3,599	192,367
Plains GP Holdings LP *	2,877	63,150
Public Service Enterprise Group, Inc.	2,484	127,925
SBA Communications Corp., REIT *	1,777	290,291
Sempra Energy	1,587	169,681
Southern Co. (The)	2,480	119,263
Targa Resources Corp.	3,906	189,129
Union Pacific Corp.	2,125	284,963
Williams Cos., Inc. (The)	13,333	406,524

		5,646,313

	Units
RIGHT* — 0.0%
Australia
Transurban Group, expiring 02/13/18 (cost $0)	3,224	2,553

TOTAL LONG-TERM INVESTMENTS (cost $10,682,521)		12,390,763

	Shares
SHORT-TERM INVESTMENTS — 2.8%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	357,423	357,423
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund(w)	303	303

TOTAL SHORT-TERM INVESTMENTS (cost $357,726)		357,726

TOTAL INVESTMENTS — 99.7% (cost $11,040,247)		12,748,489

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Value
Other assets in excess of liabilities — 0.3%	$41,667

NET ASSETS — 100.0%	$12,790,156

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$188,990	$—	$—
Australia	—	849,092	—
Brazil	111,167	—	—
Canada	1,083,821	—	—
China	—	236,942	—
France	—	1,064,522	—
India	—	369,056	—
Italy	—	1,359,085	—
Malaysia	—	125,955	—
Mexico	280,700	—	—
Philippines	—	133,330	—
Spain	—	684,386	—
Switzerland	—	254,851	—
United States	5,646,313	—	—
Right
Australia	2,553	—	—
Affiliated Mutual Funds	357,726	—	—

Total	$7,671,270	$5,077,219	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Transportation Infrastructure	20.6%
Electric Utilities	19.2
Oil, Gas & Consumable Fuels	16.5
Construction & Engineering	9.9
Road & Rail	7.0
Equity Real Estate Investment Trusts (REITs)	6.6
Independent Power & Renewable Electricity Producers	6.1

Gas Utilities	5.2%
Affiliated Mutual Funds	2.8
Multi-Utilities	2.3
Air Freight & Logistics	1.8
Water Utilities	1.7
Waste Disposable	0.0 *

99.7
Other assets in excess of liabilities	0.3

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$2,553	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

For the year ended December 31, 2017, the Portfolio did not have any realized gain (loss) on derivatives recognized in income.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$2,553

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value:
Unaffiliated investments (cost $10,682,521)	$12,390,763
Affiliated investments (cost $357,726)	357,726
Receivable for fund share sold	38,174
Dividends receivable	20,045
Tax reclaim receivable	12,541
Prepaid expenses	485

Total Assets	12,819,734

LIABILITIES:
Custodian and accounting fees payable	12,253
Management fees payable	5,312
Miscellaneous expenses	4,594
Accrued expenses and other liabilities	3,040
Shareholders’ reports payable	2,009
Foreign capital gains tax liability accrued	1,455
Distribution fee payable	523
Affiliated transfer agent fee payable	365
Payable for fund share repurchased	27

Total Liabilities	29,578

NET ASSETS	$12,790,156

Net assets were comprised of:
Paid-in capital	$10,951,975
Retained earnings	1,838,181

Net assets, December 31, 2017	$12,790,156

Net asset value and redemption price per share, $12,790,156 / 1,062,262 outstanding shares of beneficial interest	$12.04

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $25,264, of which $3,802 is reimbursable by an affiliate)	$270,449
Affiliated dividend income	3,700
Income from securities lending, net (including affiliated income of $405)	606

274,755

EXPENSES
Management fees	93,468
Distribution fee	28,068
Custodian and accounting fees	54,224
Audit fee	21,100
Legal fees and expenses	11,950
Trustees’ fees	9,300
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,011
Tax services	4,140
Pricing fees	3,345
Shareholders’ reports	2,917
Commitment fee on syndicated credit agreement	2,570
Insurance expenses	739
Miscellaneous	11,838

Total expenses	250,670
Less: management fee waivers and/or expense reimbursement	(109,205)

Net expenses	141,465

NET INVESTMENT INCOME (LOSS)	133,290

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(31))	389,630
Foreign currency transactions	(407)

389,223

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(1,311))	1,342,203
Foreign currencies	1,100

1,343,303

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	1,732,526

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,865,816

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$133,290	$84,590
Net realized gain (loss) on investment and foreign currency transactions	389,223	(49,916)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,343,303	558,728

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,865,816	593,402

FUND SHARE TRANSACTIONS:
Fund share sold [208,633 and 196,258 shares, respectively]	2,320,768	1,963,593
Fund share repurchased [49,419 and 57,981 shares, respectively]	(539,589)	(582,393)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,781,179	1,381,200

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,646,995	1,974,602
NET ASSETS:
Beginning of year	9,143,161	7,168,559

End of year	$12,790,156	$9,143,161

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST MANAGED ALTERNATIVES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 99.0%
AFFILIATED MUTUAL FUNDS — 91.9%	Shares	Value
AST FQ Absolute Return Currency Portfolio*	90,525	$928,789
AST Goldman Sachs Strategic Income Portfolio*	119,830	1,152,762
AST Morgan Stanley Multi-Asset Portfolio*	208,482	1,915,947
AST Neuberger Berman Long/Short Portfolio*	151,123	1,692,583
AST Wellington Management Real Total Return Portfolio*	150,221	1,383,539
TOTAL AFFILIATED MUTUAL FUNDS (cost $6,856,841)(w)		7,073,620
UNAFFILIATED FUNDS — 7.1%
Arbitrage Fund (The) (Institutional Shares)	18,225	238,380
Gabelli ABC Fund (Advisor Class Shares)	15,052	154,584
Touchstone Merger Arbitrage Fund (Retail Shares)	14,520	152,896
TOTAL UNAFFILIATED FUNDS (cost $553,888)		545,860

TOTAL LONG-TERM INVESTMENTS (cost $7,410,729)		7,619,480

SHORT-TERM INVESTMENT — 1.4%
AFFILIATED MUTUAL FUND	Shares	Value
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $104,346)(w)	104,346	$104,346

TOTAL INVESTMENTS — 100.4% (cost $7,515,075)		7,723,826
Liabilities in excess of other assets — (0.4)%		(27,398)

NET ASSETS — 100.0%		$7,696,428

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$7,177,966	$—	$—
Unaffiliated Funds	545,860	—	—

Total	$7,723,826	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Core Bond	79.8%
Sector	12.1
Unaffiliated Funds	7.1
Ultra Short Bond	1.4

100.4
Liabilities in excess of other assets	(0.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST MANAGED ALTERNATIVES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value:
Affiliated investments (cost $6,961,187)	$7,177,966
Unaffiliated investments (cost $553,888)	545,860
Receivable from manager	2,488
Prepaid expenses	485

Total Assets	7,726,799

LIABILITIES:
Payable for investments purchased	14,000
Custodian and accounting fees payable	9,693
Accrued expenses and other liabilities	4,441
Shareholders’ reports fees payable	1,834
Affiliated transfer agent fee payable	365
Payable for fund share repurchased	38

Total Liabilities	30,371

NET ASSETS	$7,696,428

Net assets were comprised of:
Paid-in capital	$7,491,561
Retained earnings	204,867

Net assets, December 31, 2017	$7,696,428

Net asset value and redemption price per share, $7,696,428 / 768,207 outstanding shares of beneficial interest	$10.02

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income	$11,616
Affiliated dividend income	951

12,567

EXPENSES
Management fees	9,761
Custodian and accounting fees	37,531
Audit fee	20,648
Legal fees and expenses	11,717
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,495
Shareholders’ reports	3,209
Fund data services	2,448
Commitment fee on syndicated credit agreement	2,364
Class action services	2,264
Pricing analytical services	1,252
Insurance expenses	739
Miscellaneous	4,903

Total expenses	113,931
Less: management fee waivers and/or expense reimbursement	(103,717)

Net expenses	10,214

NET INVESTMENT INCOME (LOSS)	2,353

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments (including affiliated of $22,445)	27,332
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $121,930)	115,235

NET GAIN (LOSS) ON INVESTMENTS	142,567

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$144,920

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$2,353	$(5,473)
Net realized gain (loss) on investment transactions	27,332	(27,592)
Net change in unrealized appreciation (depreciation) on investments	115,235	107,894

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	144,920	74,829

FUND SHARE TRANSACTIONS:
Fund share sold [310,132 and 383,124 shares, respectively]	3,083,602	3,676,912
Fund share repurchased [47,510 and 39,926 shares, respectively]	(473,575)	(382,912)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	2,610,027	3,294,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,754,947	3,368,829
NET ASSETS:
Beginning of year	4,941,481	1,572,652

End of year	$7,696,428	$4,941,481

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST MANAGED EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 99.4%
AFFILIATED MUTUAL FUNDS — 96.3%	Shares	Value
AST AQR Emerging Markets Equity Portfolio*	228,722	$2,932,215
AST ClearBridge Dividend Growth Portfolio*	87,546	1,543,444
AST Global Real Estate Portfolio*	25,443	318,801
AST Goldman Sachs Mid-Cap Growth Portfolio*	237,176	2,236,566
AST Hotchkis & Wiley Large-Cap Value Portfolio*	86,746	2,581,565
AST International Growth Portfolio*	291,342	5,223,768
AST International Value Portfolio*	245,252	5,228,776
AST Loomis Sayles Large-Cap Growth Portfolio*	47,805	2,384,017
AST MFS Global Equity Portfolio*	86,745	1,780,011
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	66,332	2,315,642
AST QMA US Equity Alpha Portfolio*	96,943	2,961,596
AST Small-Cap Growth Portfolio*	16,297	725,384
AST Small-Cap Value Portfolio*	33,843	969,249
AST T. Rowe Price Natural Resources Portfolio*	13,874	320,767

TOTAL AFFILIATED MUTUAL FUNDS (cost $25,109,313)(w)		31,521,801

UNAFFILIATED EXCHANGE TRADED FUNDS — 3.1%
Financial Select Sector SPDR Fund	9,000	251,190
SPDR S&P 500 ETF Trust Fund	1,400	373,604
Vanguard FTSE Developed Markets ETF	6,800	305,048
Vanguard FTSE Emerging Markets ETF	1,800	82,638

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $855,801)		1,012,480

TOTAL LONG-TERM INVESTMENTS (cost $25,965,114)		32,534,281

SHORT-TERM INVESTMENT — 0.7%
AFFILIATED MUTUAL FUND	Shares	Value
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $216,787)(w)	216,787	$216,787

TOTAL INVESTMENTS — 100.1% (cost $26,181,901)		32,751,068
Liabilities in excess of other assets — (0.1)%		(21,584)

NET ASSETS — 100.0%		$32,729,484

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.
(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$31,738,588	$—	$—
Unaffiliated Exchange Traded Funds	1,012,480	—	—

Total	$32,751,068	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST MANAGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Large/Mid-Cap Value	24.0%
International Growth	21.4
International Value	16.0
Large/Mid-Cap Growth	14.1
Emerging Markets	8.9
Large/Mid-Cap Blend	4.7

Unaffiliated Exchange Traded Funds	3.1%
Small-Cap Value	3.0
Small-Cap Growth	2.2
Sector	1.0
Global Real Estate	1.0
Ultra Short Bond	0.7

100.1
Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST MANAGED EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value:
Affiliated investments (cost $25,326,100)	$31,738,588
Unaffiliated investments (cost $855,801)	1,012,480
Dividends receivable	1,892
Receivable from manager	706
Prepaid expenses	485

Total Assets	32,754,151

LIABILITIES:
Custodian and accounting fees payable	18,230
Accrued expenses and other liabilities	2,964
Shareholders’ reports payable	2,010
Payable for fund share repurchased	1,098
Affiliated transfer agent fee payable	365

Total Liabilities	24,667

NET ASSETS	$32,729,484

Net assets were comprised of:
Paid-in capital	$26,487,407
Retained earnings	6,242,077

Net assets, December 31, 2017	$32,729,484

Net asset value and redemption price per share, $32,729,484 / 2,461,065 outstanding shares of beneficial interest	$13.30

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income	$20,169
Affiliated dividend income	2,777

22,946

EXPENSES
Management fees	39,055
Custodian and accounting fees	69,532
Audit fee	20,648
Legal fees and expenses	11,360
Trustees’ fees	9,240
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,511
Shareholders’ reports	2,816
Commitment fee on syndicated credit agreement	2,467
Insurance expenses	739
Miscellaneous	7,631

Total expenses	170,999
Less: management fee waivers and/or expense reimbursement	(119,933)

Net expenses	51,066

NET INVESTMENT INCOME (LOSS)	(28,120)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions (including affiliated of $26,785)	40,733
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $5,413,494)	5,542,324

NET GAIN (LOSS) ON INVESTMENTS	5,583,057

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,554,937

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(28,120)	$(15,617)
Net realized gain (loss) on investment transactions	40,733	(296,536)
Net change in unrealized appreciation (depreciation) on investments	5,542,324	1,358,841

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,554,937	1,046,688

FUND SHARE TRANSACTIONS:
Fund share sold [719,197 and 846,537 shares, respectively]	8,687,843	8,556,187
Fund share repurchased [137,384 and 113,263 shares, respectively]	(1,646,252)	(1,131,531)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	7,041,591	7,424,656

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,596,528	8,471,344
NET ASSETS:
Beginning of year	20,132,956	11,661,612

End of year	$32,729,484	$20,132,956

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST MANAGED FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 99.5%
AFFILIATED MUTUAL FUNDS — 97.7%	Shares	Value
AST BlackRock Low Duration Bond Portfolio*	311,369	$3,344,101
AST Goldman Sachs Strategic Income Portfolio*	36,460	350,746
AST High Yield Portfolio*	52,448	528,151
AST Lord Abbett Core Fixed Income Portfolio*	643,903	8,138,935
AST Prudential Core Bond Portfolio*	1,543,769	18,988,360
AST Wellington Management Global Bond Portfolio*	215,736	2,297,587
AST Western Asset Emerging Markets Debt Portfolio*	46,183	526,488

TOTAL AFFILIATED MUTUAL FUNDS (cost $32,622,179)(w)		34,174,368

UNAFFILIATED EXCHANGE TRADED FUNDS — 1.8%
iShares Floating Rate Bond ETF	2,268	115,260
iShares TIPS Bond ETF	4,463	509,139

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $623,449)		624,399

TOTAL LONG-TERM INVESTMENTS (cost $33,245,628)		34,798,767

SHORT-TERM INVESTMENT — 0.6%	Shares	Value
AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $212,189)(w)	212,189	$212,189

TOTAL INVESTMENTS — 100.1% (cost $33,457,817)		35,010,956
Liabilities in excess of other assets — (0.1)%		(25,168)

NET ASSETS — 100.0%		$34,985,788

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$34,386,557	$—	$—
Unaffiliated Exchange Traded Funds	624,399	—	—

Total	$35,010,956	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST MANAGED FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Core Bond	88.1%
Global Bond	6.6
Unaffiliated Exchange Traded Funds	1.8
High Yield	1.5
Emerging Markets	1.5
Ultra Short Bond	0.6

100.1
Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST MANAGED FIXED INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value:
Affiliated investments (cost $32,834,368)	$34,386,557
Unaffiliated investments (cost $623,449)	624,399
Prepaid expenses	485

Total Assets	35,011,441

LIABILITIES:
Custodian and accounting fees payable	18,231
Accrued expenses and other liabilities	2,966
Shareholders’ reports payable	1,804
Management fees payable	1,306
Payable for fund share repurchased	981
Affiliated transfer agent fee payable	365

Total Liabilities	25,653

NET ASSETS	$34,985,788

Net assets were comprised of:
Paid-in capital	$33,515,163
Retained earnings	1,470,625

Net assets, December 31, 2017	$34,985,788

Net asset value and redemption price per share, $34,985,788 / 3,280,832 outstanding shares of beneficial interest	$10.66

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income	$10,782
Affiliated dividend income	2,041

12,823

EXPENSES
Management fees	46,750
Custodian and accounting fees	69,676
Audit fee	20,648
Legal fees and expenses	11,462
Trustees’ fees	9,260
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,011
Commitment fee on syndicated credit agreement	2,486
Shareholders’ reports	2,463
Miscellaneous	7,880

Total expenses	177,636
Less: management fee waivers and/or expense reimbursement	(12,512)

Net expenses	165,124

NET INVESTMENT INCOME (LOSS)	(152,301)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions (including affiliated of $265,898)	266,424
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $1,066,642)	1,067,718

NET GAIN (LOSS) ON INVESTMENTS	1,334,142

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,181,841

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(152,301)	$(123,707)
Net realized gain (loss) on investment transactions	266,424	62,667
Net change in unrealized appreciation (depreciation) on investments	1,067,718	694,651

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,181,841	633,611

FUND SHARE TRANSACTIONS:
Fund share sold [865,570 and 1,152,852 shares, respectively]	9,106,466	11,808,573
Fund share repurchased [312,563 and 248,955 shares, respectively]	(3,283,441)	(2,536,032)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	5,823,025	9,272,541

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,004,866	9,906,152
NET ASSETS:
Beginning of year	27,980,922	18,074,770

End of year	$34,985,788	$27,980,922

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 60.2%
COMMON STOCKS — 29.3%	Shares	Value
Automobiles — 1.2%
Peugeot SA (France)	3,052	$61,990

Banks — 6.6%
ABN AMRO Group NV (Netherlands), CVA, 144A	89	2,869
Banco Bilbao Vizcaya Argentaria SA (Spain)	2,463	20,931
Banco de Sabadell SA (Spain)	2,014	3,993
Banco Santander SA (Spain)	5,467	35,843
Bank of Ireland Group PLC (Ireland)*	353	3,008
Bankia SA (Spain)	435	2,076
Bankinter SA (Spain)	256	2,422
Barclays Africa Group Ltd. (South Africa)	658	9,639
BNP Paribas SA (France)	401	29,830
CaixaBank SA (Spain)	1,008	4,686
Capitec Bank Holdings Ltd. (South Africa)	88	7,800
Commerzbank AG (Germany)*	405	6,041
Credit Agricole SA (France)	401	6,621
Erste Group Bank AG (Austria)*	105	4,550
ING Groep NV (Netherlands)	1,468	26,948
Intesa Sanpaolo SpA (Italy)	4,803	15,936
Intesa Sanpaolo SpA (Italy) (Savings Share)	354	1,129
KBC Group NV (Belgium)	97	8,266
Mediobanca SpA (Italy)	4,636	52,529
Nedbank Group Ltd. (South Africa)	383	7,900
Raiffeisen Bank International AG (Austria)*	44	1,592
Sberbank of Russia PJSC (Russia), ADR	721	12,279
Societe Generale SA (France)	290	14,951
Standard Bank Group Ltd. (South Africa)	1,236	19,461
UniCredit SpA (Italy)*	2,189	40,834
Unione di Banche Italiane SpA (Italy)	335	1,460
VTB Bank PJSC (Russia), GDR	473	866

		344,460

Building Products — 0.6%
Cie de Saint-Gobain (France)	609	33,517

Capital Markets — 0.9%
Deutsche Boerse AG (Germany)	372	43,057
Natixis SA (France)	355	2,804

		45,861

Chemicals — 0.0%
PhosAgro PJSC (Russia), GDR	34	522

Commercial Services & Supplies — 0.2%
ISS A/S (Denmark)	302	11,692

Construction & Engineering — 2.6%
Bouygues SA (France)	643	33,364
Vinci SA (France)	1,030	105,154

		138,518

Construction Materials — 0.2%
CRH PLC (Ireland)	345	12,417

Consumer Finance — 9.8%
Capital One Financial Corp.	1,711	170,381
Discover Financial Services	2,157	165,916
Synchrony Financial	4,631	178,803

		515,100

COMMON STOCKS (continued)	Shares	Value
Diversified Financial Services — 0.3%
FirstRand Ltd. (South Africa)	2,716	$14,703

Diversified Telecommunication Services — 0.0%
Rostelecom PJSC (Russia)	5	33

Electric Utilities — 0.0%
RusHydro PJSC (Russia), ADR	197	236

Food & Staples Retailing — 0.1%
Magnit PJSC (Russia), GDR	88	2,407
X5 Retail Group NV (Russia), GDR*	28	1,058

		3,465

Hotels, Restaurants & Leisure — 0.8%
Accor SA (France)	818	42,110

IT Services — 1.7%
Atos SE (France)	237	34,457
Capgemini SE (France)	437	51,759

		86,216

Metals & Mining — 0.1%
MMC Norilsk Nickel PJSC (Russia), ADR	180	3,373
Severstal PJSC (Russia), GDR	47	723

		4,096

Oil, Gas & Consumable Fuels — 0.4%
Gazprom PJSC (Russia), ADR	1,545	6,813
LUKOIL PJSC (Russia), ADR	122	6,981
Novatek PJSC (Russia), GDR	25	3,005
Rosneft Oil Co. PJSC (Russia), GDR	331	1,652
Surgutneftegas OJSC (Russia), ADR	220	1,037
Tatneft PJSC (Russia), ADR	47	2,325

		21,813

Professional Services — 1.7%
Adecco Group AG (Switzerland)	720	55,022
Randstad Holding NV (Netherlands)	574	35,220

		90,242

Road & Rail — 0.5%
DSV A/S (Denmark)	299	23,527

Trading Companies & Distributors — 0.3%
Rexel SA (France)	707	12,802

Transportation Infrastructure — 1.3%
Aeroports de Paris (France)	33	6,275
Atlantia SpA (Italy)	1,369	43,160
Fraport AG Frankfurt Airport Services
Worldwide (Germany)	97	10,654
Getlink SE (France)	748	9,620

		69,709

Wireless Telecommunication Services — 0.0%
Mobile TeleSystems PJSC (Russia), ADR	178	1,814
Sistema PJSC FC (Russia), GDR	50	209

		2,023

TOTAL COMMON STOCKS (cost $1,314,628)		1,535,052

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

UNAFFILIATED EXCHANGE TRADED FUND — 0.6%			Shares	Value
VelocityShares Daily Inverse VIX Short Term
ETF*
(cost $33,228)			243	$32,669

Interest Rate	Maturity Date	Principal Amount (000)#
SOVEREIGN BONDS — 29.7%
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
3.000%	03/21/47	AUD	3	2,184
Brazil Notas do Tesouro Nacional (Brazil),
Notes, Series F
10.000%	01/01/21	BRL	2,056	637,717
Bundesrepublik Deutschland Bundesanleihe (Germany),
Bonds
1.250%	08/15/48	EUR	5	6,063
Canadian Government Bond (Canada),
Bonds
2.750%	12/01/48	CAD	2	1,761
French Republic Government Bond OAT (France),
Unsec’d. Notes, 144A
2.000%	05/25/48	EUR	3	4,031
Japan Government Thirty Year Bond (Japan),
Sr. Unsec’d. Notes
0.800%	09/20/47	JPY	900	7,968
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
2.875%	07/21/26	EUR	92	120,003
4.125%	04/14/27	EUR	86	122,732
South Africa Government Bond (South Africa),
Bonds
10.500%	12/21/26	ZAR	7,172	647,400
United Kingdom Gilt (United Kingdom),
Bonds
1.500%	07/22/47	GBP	3	4,152

TOTAL SOVEREIGN BONDS

Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (continued)
(cost $1,471,519)			$1,554,011

U.S. TREASURY OBLIGATION — 0.6%
U.S. Treasury Bonds
2.750%	11/15/47	32	32,354

(cost $32,309)
TOTAL LONG-TERM INVESTMENTS (cost $2,851,684)			3,154,086

		Shares
SHORT-TERM INVESTMENTS — 35.8%
UNAFFILIATED FUNDS
BlackRock Liquidity Funds FedFund Portfolio		939,178	939,178
Goldman Sachs Financial Square Funds — Government Fund		939,179	939,179

TOTAL SHORT-TERM INVESTMENTS (cost $1,878,357)			1,878,357

TOTAL INVESTMENTS — 96.0% (cost $4,730,041)			5,032,443
Other assets in excess of liabilities(z) — 4.0%			211,435

NET ASSETS — 100.0%			$5,243,878

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
7	10 Year U.S. Ultra Treasury Notes	Mar. 2018	$930,696	$934,938	$4,242
1	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	167,690	167,656	(34)
1	Mini MSCI Emerging Markets Index	Mar. 2018	56,140	58,185	2,045
2	TOPIX Index	Mar. 2018	318,047	322,521	4,474
1	Yen Denominated Nikkei 225 Index	Mar. 2018	101,018	100,732	(286)

					10,441

Short Positions:
1	10 Year Euro-Bund	Mar. 2018	195,587	193,991	1,596
1	10 Year U.K. Gilt	Mar. 2018	167,918	168,984	(1,066)
5	Euro Currency	Mar. 2018	739,279	754,719	(15,440)
2	Hang Seng China Enterprises Index	Jan. 2018	149,971	150,137	(166)

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial futures contracts outstanding at December 31, 2017 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (continued):
10	S&P 500 E-Mini Index	Mar. 2018	$1,330,908	$1,338,000	$(7,092)

					(22,168)

					$(11,727)

Commodity futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Position:
1	Copper	Mar. 2018	$76,723	$82,513	$(5,790)

Cash and foreign currency of $111,994 has been segregated with Goldman Sachs & Co. to cover requirement for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/22/18	UBS AG	AUD	20	$15,367	$15,351	$(16)
British Pound,
Expiring 03/22/18	Bank of America	GBP	1	1,375	1,389	14
Expiring 03/22/18	Barclays Capital Group	GBP	296	397,302	401,290	3,988
Expiring 03/22/18	Commonwealth Bank of Australia	GBP	41	55,442	55,997	555
Expiring 03/22/18	Goldman Sachs & Co.	GBP	19	25,726	25,986	260
Expiring 03/22/18	State Street Bank	GBP	11	14,255	14,399	144
Expiring 03/22/18	State Street Bank	GBP	6	8,453	8,447	(6)
Canadian Dollar,
Expiring 03/22/18	Citigroup Global Markets	CAD	5	3,729	3,718	(11)
Czech Koruna,
Expiring 02/01/18	Citigroup Global Markets	CZK	4,761	217,117	224,008	6,891
Expiring 02/01/18	Citigroup Global Markets	CZK	4,009	163,000	188,636	25,636
Expiring 02/01/18	Citigroup Global Markets	CZK	3,371	137,348	158,627	21,279
Expiring 02/01/18	Citigroup Global Markets	CZK	2,949	120,370	138,750	18,380
Expiring 02/01/18	Citigroup Global Markets	CZK	1,731	79,163	81,436	2,273
Expiring 02/01/18	Citigroup Global Markets	CZK	1,368	55,383	64,357	8,974
Expiring 02/01/18	Citigroup Global Markets	CZK	1,336	54,373	62,879	8,506
Expiring 02/01/18	Citigroup Global Markets	CZK	821	37,566	38,617	1,051
Expiring 02/01/18	Citigroup Global Markets	CZK	141	5,727	6,627	900
Expiring 02/01/18	Citigroup Global Markets	CZK	23	1,031	1,062	31
Expiring 03/22/18	Citigroup Global Markets	CZK	124	5,841	5,857	16
Expiring 03/22/18	Citigroup Global Markets	CZK	59	2,786	2,787	1
Euro,
Expiring 02/01/18	Citigroup Global Markets	EUR	20	23,460	23,596	136
Expiring 02/01/18	Citigroup Global Markets	EUR	6	7,309	7,322	13
Expiring 02/01/18	Citigroup Global Markets	EUR	5	5,712	6,032	320
Expiring 02/01/18	Citigroup Global Markets	EUR	2	2,048	2,279	231
Expiring 03/22/18	BNP Paribas	EUR	49	58,661	59,514	853
Expiring 03/22/18	Citigroup Global Markets	EUR	13	15,320	15,310	(10)
Expiring 03/22/18	Goldman Sachs & Co.	EUR	152	180,132	182,706	2,574
Expiring 03/22/18	JPMorgan Chase	EUR	167	197,970	200,783	2,813
Expiring 03/22/18	UBS AG	EUR	145	172,089	174,550	2,461
Hong Kong Dollar,
Expiring 03/22/18	Goldman Sachs & Co.	HKD	29	3,677	3,680	3

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Japanese Yen,
Expiring 03/22/18	Goldman Sachs & Co.	JPY	6,127	$54,321	$54,612	$291
Mexican Peso,
Expiring 03/22/18	JPMorgan Chase	MXN	3,642	186,633	182,497	(4,136)
Expiring 03/22/18	JPMorgan Chase	MXN	542	27,188	27,162	(26)
Expiring 03/22/18	UBS AG	MXN	635	32,563	31,838	(725)
Russian Ruble,
Expiring 03/22/18	BNP Paribas	RUB	14,100	236,416	241,944	5,528
Swiss Franc,
Expiring 03/22/18	Goldman Sachs & Co.	CHF	12	12,464	12,607	143

				$2,617,317	$2,726,652	109,335

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/22/18	Barclays Capital Group	AUD	152	$116,332	$118,683	$(2,351)
Expiring 03/22/18	Citigroup Global Markets	AUD	63	48,226	49,201	(975)
Expiring 03/22/18	Commonwealth Bank of Australia	AUD	10	7,902	8,062	(160)
Expiring 03/22/18	Goldman Sachs & Co.	AUD	332	254,094	259,225	(5,131)
Expiring 03/22/18	JPMorgan Chase	AUD	20	15,077	15,383	(306)
Expiring 03/22/18	State Street Bank	AUD	124	94,767	96,685	(1,918)
Expiring 03/22/18	UBS AG	AUD	213	162,653	165,948	(3,295)
Brazilian Real,
Expiring 03/22/18	Goldman Sachs & Co.	BRL	2,258	669,421	674,407	(4,986)
British Pound,
Expiring 03/22/18	Goldman Sachs & Co.	GBP	4	5,238	5,278	(40)
Canadian Dollar,
Expiring 03/22/18	BNP Paribas	CAD	327	253,928	260,425	(6,497)
Chilean Peso,
Expiring 03/22/18	Citigroup Global Markets	CLP	9,572	15,009	15,545	(536)
Chinese Renminbi,
Expiring 03/22/18	Goldman Sachs & Co.	CNH	97	14,644	14,860	(216)
Czech Koruna,
Expiring 02/01/18	Citigroup Global Markets	CZK	412	17,839	19,360	(1,521)
Expiring 02/01/18	Citigroup Global Markets	CZK	389	17,857	18,299	(442)
Expiring 02/01/18	Citigroup Global Markets	CZK	322	14,857	15,163	(306)
Expiring 02/01/18	Citigroup Global Markets	CZK	107	4,329	5,050	(721)
Expiring 02/01/18	Citigroup Global Markets	CZK	79	3,679	3,694	(15)
Expiring 03/22/18	Citigroup Global Markets	CZK	611	28,391	28,789	(398)
Danish Krone,
Expiring 03/22/18	Goldman Sachs & Co.	DKK	43	6,938	7,036	(98)
Expiring 03/22/18	UBS AG	DKK	118	18,781	19,053	(272)
Euro,
Expiring 02/01/18	Citigroup Global Markets	EUR	182	215,961	219,222	(3,261)
Expiring 02/01/18	Citigroup Global Markets	EUR	149	162,348	179,087	(16,739)
Expiring 02/01/18	Citigroup Global Markets	EUR	125	135,744	150,015	(14,271)
Expiring 02/01/18	Citigroup Global Markets	EUR	109	118,964	131,218	(12,254)
Expiring 02/01/18	Citigroup Global Markets	EUR	68	80,808	82,160	(1,352)
Expiring 02/01/18	Citigroup Global Markets	EUR	51	55,185	61,099	(5,914)
Expiring 02/01/18	Citigroup Global Markets	EUR	50	54,116	59,696	(5,580)
Expiring 02/01/18	Citigroup Global Markets	EUR	27	32,464	32,808	(344)
Expiring 02/01/18	Citigroup Global Markets	EUR	12	14,501	14,890	(389)
Expiring 02/01/18	Citigroup Global Markets	EUR	8	8,682	9,039	(357)
Expiring 02/01/18	Citigroup Global Markets	EUR	5	5,013	5,543	(530)
Expiring 02/01/18	Citigroup Global Markets	EUR	2	2,117	2,130	(13)
Expiring 02/01/18	Citigroup Global Markets	EUR	1	1,060	1,059	1

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 03/22/18	Bank of America	EUR	68	$81,244	$82,417	$(1,173)
Expiring 03/22/18	Barclays Capital Group	EUR	480	570,557	578,782	(8,225)
Expiring 03/22/18	Citigroup Global Markets	EUR	61	72,813	73,872	(1,059)
Expiring 03/22/18	Commonwealth Bank of Australia	EUR	151	179,163	181,743	(2,580)
Expiring 03/22/18	Credit Suisse First Boston Corp.	EUR	14	17,018	17,264	(246)
Hungarian Forint,
Expiring 03/22/18	Bank of America	HUF	3,997	15,157	15,499	(342)
Indian Rupee,
Expiring 03/22/18	Goldman Sachs & Co.	INR	849	13,094	13,166	(72)
Indonesian Rupiah,
Expiring 03/22/18	Goldman Sachs & Co.	IDR	198,871	14,525	14,547	(22)
Israeli Shekel,
Expiring 03/22/18	Bank of America	ILS	53	15,289	15,395	(106)
Japanese Yen,
Expiring 03/22/18	Goldman Sachs & Co.	JPY	11,899	105,890	106,060	(170)
Expiring 03/22/18	JPMorgan Chase	JPY	20,552	182,883	183,195	(312)
Expiring 03/22/18	JPMorgan Chase	JPY	1,095	9,755	9,760	(5)
New Taiwanese Dollar,
Expiring 03/22/18	JPMorgan Chase	TWD	404	13,596	13,653	(57)
Polish Zloty,
Expiring 03/22/18	Bank of America	PLN	52	14,745	15,057	(312)
Singapore Dollar,
Expiring 03/22/18	Barclays Capital Group	SGD	20	15,159	15,280	(121)
South African Rand,
Expiring 03/22/18	Goldman Sachs & Co.	ZAR	2,657	205,143	212,105	(6,962)
Expiring 03/22/18	JPMorgan Chase	ZAR	5,274	407,302	421,027	(13,725)
Expiring 03/22/18	JPMorgan Chase	ZAR	421	33,529	33,583	(54)
South Korean Won,
Expiring 03/22/18	Citigroup Global Markets	KRW	13,605	12,495	12,726	(231)
Expiring 03/22/18	Citigroup Global Markets	KRW	3,157	2,958	2,953	5
Swedish Krona,
Expiring 03/22/18	UBS AG	SEK	4	496	510	(14)
Swiss Franc,
Expiring 03/22/18	Bank of America	CHF	10	10,273	10,392	(119)
Expiring 03/22/18	BNP Paribas	CHF	5	5,018	5,076	(58)
Expiring 03/22/18	Citigroup Global Markets	CHF	23	23,536	23,810	(274)
Expiring 03/22/18	UBS AG	CHF	16	16,100	16,289	(189)
Thai Baht,
Expiring 03/22/18	Citigroup Global Markets	THB	457	13,980	14,040	(60)
Turkish Lira,
Expiring 03/22/18	Citigroup Global Markets	TRY	59	14,857	15,088	(231)

				$4,723,500	$4,851,401	(127,901)

						$(18,566)

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency	$114,271	$(132,837)	$(18,566)

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
CZK	6,214	08/07/22	1.115	%(A)	6 Month PRIBOR(1)(S)	$39	$5,492	$5,453
CZK	721	08/07/22	1.105	%(A)	6 Month PRIBOR(1)(S)	—	653	653
CZK	1,751	08/08/22	1.105	%(A)	6 Month PRIBOR(1)(S)	—	1,799	1,799
CZK	1,780	08/14/22	1.068	%(A)	6 Month PRIBOR(1)(S)	—	1,796	1,796
CZK	1,780	08/14/22	1.068	%(A)	6 Month PRIBOR(1)(S)	—	1,794	1,794
CZK	3,667	08/15/22	1.085	%(A)	6 Month PRIBOR(1)(S)	—	3,555	3,555
CZK	1,780	08/15/22	1.060	%(A)	6 Month PRIBOR(1)(S)	—	1,828	1,828
CZK	900	08/22/22	1.115	%(A)	6 Month PRIBOR(1)(S)	—	819	819
CZK	1,800	08/23/22	1.099	%(A)	6 Month PRIBOR(1)(S)	—	1,706	1,706
CZK	1,800	08/23/22	1.100	%(A)	6 Month PRIBOR(1)(S)	—	1,702	1,702
CZK	1,800	08/23/22	1.099	%(A)	6 Month PRIBOR(1)(S)	—	1,706	1,706
CZK	1,800	08/24/22	1.120	%(A)	6 Month PRIBOR(1)(S)	—	1,622	1,622
CZK	816	08/24/22	1.115	%(A)	6 Month PRIBOR(1)(S)	—	744	744
CZK	3,324	10/04/22	1.370	%(A)	6 Month PRIBOR(1)(S)	—	1,303	1,303
CZK	212	11/28/22	1.665	%(A)	6 Month PRIBOR(1)(S)	—	(30)	(30)
CZK	448	12/27/22	1.640	%(A)	6 Month PRIBOR(1)(S)	—	(15)	(15)
MXN	4,540	10/21/19	7.315	%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(2,867)	(2,867)
MXN	4,350	10/21/19	7.320	%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(2,727)	(2,727)
MXN	4,167	10/21/19	7.315	%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(2,631)	(2,631)
MXN	420	10/25/19	7.390	%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(237)	(237)
MXN	4,772	12/05/19	7.625	%(M)	28 Day Mexican Interbank Rate(2)(M)	(2)	(1,711)	(1,709)
MXN	4,618	12/05/19	7.625	%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(1,656)	(1,656)
MXN	4,526	12/05/19	7.635	%(M)	28 Day Mexican Interbank Rate(2)(M)	(2)	(1,580)	(1,578)
MXN	7,416	12/19/19	8.040	%(M)	28 Day Mexican Interbank Rate(2)(M)	(5)	152	157

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
MXN	6,038	12/19/19	8.035%(M)	28 Day Mexican Interbank Rate(2)(M)	$(4)	$116	$120
MXN	6,230	12/20/19	8.075%(M)	28 Day Mexican Interbank Rate(2)(M)	(16)	353	369
MXN	6,230	12/20/19	8.060%(M)	28 Day Mexican Interbank Rate(2)(M)	(16)	264	280
MXN	6,230	12/26/19	8.100%(M)	28 Day Mexican Interbank Rate(2)(M)	(4)	494	498
MXN	6,230	12/26/19	8.065%(M)	28 Day Mexican Interbank Rate(2)(M)	(4)	351	355
MXN	6,229	12/26/19	8.090%(M)	28 Day Mexican Interbank Rate(2)(M)	(4)	435	439
MXN	6,689	12/27/19	8.060%(M)	28 Day Mexican Interbank Rate(2)(M)	(16)	274	290
MXN	2,351	12/09/27	7.940%(M)	28 Day Mexican Interbank Rate(1)(M)	1	288	287
MXN	1,691	12/09/27	7.945%(M)	28 Day Mexican Interbank Rate(1)(M)	1	177	176
MXN	2,350	12/10/27	8.010%(M)	28 Day Mexican Interbank Rate(1)(M)	5	(276)	(281)
MXN	2,346	12/10/27	8.010%(M)	28 Day Mexican Interbank Rate(1)(M)	5	(151)	(156)
MXN	1,946	12/10/27	8.015%(M)	28 Day Mexican Interbank Rate(1)(M)	4	(264)	(268)
MXN	1,946	12/10/27	8.000%(M)	28 Day Mexican Interbank Rate(1)(M)	4	(158)	(162)
MXN	1,946	12/15/27	8.120%(M)	28 Day Mexican Interbank Rate(1)(M)	1	(1,008)	(1,009)
MXN	1,947	12/16/27	8.155%(M)	28 Day Mexican Interbank Rate(1)(M)	1	(1,252)	(1,253)
MXN	1,946	12/16/27	8.140%(M)	28 Day Mexican Interbank Rate(1)(M)	1	(1,147)	(1,148)
MXN	2,065	12/17/27	8.105%(M)	28 Day Mexican Interbank Rate(1)(M)	6	(935)	(941)

					$(5)	$10,778	$10,783

Cash of $90,000 has been segregated with Goldman Sachs & Co. to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017:

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements:
BNP Paribas	08/31/18	(11)	Pay quartely fixed payments on the MSCI World Energy GRTR USD Index and receive quarterly variable payments based on the 3 Month LIBOR -3bps	$(520)	$—	$(520)
BNP Paribas	08/31/18	(29)	Pay quartely fixed payments on the MSCI World Energy GRTR USD Index and receive quarterly variable payments based on the 3 Month LIBOR -3bps	(1,325)	—	(1,325)
BNP Paribas	08/31/18	(6)	Pay quartely fixed payments on the MSCI World Energy GRTR USD Index and receive quarterly variable payments based on the 3 Month LIBOR -3bps	(269)	—	(269)
BNP Paribas	11/30/18	(49)	Pay quarterly fixed payments on the BNP China Property Basket Index and receive quarterly variable payments based on the 3 Month LIBOR -32bps	(2,816)	—	(2,816)
BNP Paribas	12/15/18	(110)	Pay quarterly fixed payments on the BNP Copper Basket Index and receive quarterly variable payments based on the 3 Month LIBOR -10bps	(11,263)	—	(11,263)
BNP Paribas	11/17/18	(37)	Pay quarterly fixed payments on the BNP US Machinery Basket Index and receive quarterly variable payments based on the 3 Month LIBOR +25bps	(3,739)	—	(3,739)
BNP Paribas	11/17/18	(78)	Pay quarterly fixed payments on the BNP US Machinery Basket Index and receive quarterly variable payments based on the 3 Month LIBOR +25bps	(2,832)	—	(2,832)
Goldman Sachs & Co.	11/20/18	(56)	Pay quarterly fixed payments on the Goldman Sachs Global Machinery Basket Index and receive quarterly variable payments based on the 3 Month LIBOR +13bps	(2,064)	—	(2,064)
Goldman Sachs & Co.	11/20/18	(117)	Pay quarterly fixed payments on the Goldman Sachs Global Machinery Basket Index and receive quarterly variable payments based on the 3 Month LIBOR +13bps	(4,356)	—	(4,356)
Goldman Sachs & Co.	12/01/18	(70)	Pay quarterly fixed payments on the MSCI Daily Total Return World Gross Metals and Mining Index and receive quarterly variable payments based on the 3 Month LIBOR +20bps	(7,464)	—	(7,464)

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements (continued):
JPMorgan Chase	03/10/18	(11)	Pay quarterly fixed payments on the JP Morgan China Mid-Sized Banks Index and receive quarterly variable payments based on the 3 Month LIBOR +10bps	$(22)	$—	$(22)
JPMorgan Chase	03/10/18	(85)	Pay quarterly fixed payments on the JP Morgan China Mid-Sized Banks Index and receive quarterly variable payments based on the 3 Month LIBOR +10bps	(166)	—	(166)
JPMorgan Chase	03/10/18	(6)	Pay quarterly fixed payments on the JP Morgan China Mid-Sized Banks Index and receive quarterly variable payments based on the 3 Month LIBOR -10bps	(38)	—	(38)
JPMorgan Chase	03/10/18	(7)	Pay quarterly fixed payments on the JP Morgan China Mid-Sized Banks Index and receive quarterly variable payments based on the 3 Month LIBOR -10bps	(13)	—	(13)
JPMorgan Chase	03/10/18	(14)	Pay quarterly fixed payments on the JP Morgan China Mid-Sized Banks Index and receive quarterly variable payments based on the 3 Month LIBOR -10bps	(28)	—	(28)
JPMorgan Chase	03/10/18	(27)	Pay quarterly fixed payments on the JP Morgan China Mid-Sized Banks Index and receive quarterly variable payments based on the 3 Month LIBOR -10bps	(52)	—	(52)
JPMorgan Chase	03/10/18	(28)	Pay quarterly fixed payments on the JP Morgan China Mid-Sized Banks Index and receive quarterly variable payments based on the 3 Month LIBOR -10bps	(54)	—	(54)
JPMorgan Chase	11/16/18	(121)	Pay quarterly fixed payments on the JP Morgan Cyclicals Basket Index and receive quarterly variable payments based on the 3 Month LIBOR +33bps	(5,177)	—	(5,177)
JPMorgan Chase	11/16/18	(125)	Pay quarterly fixed payments on the JP Morgan Cyclicals Basket Index and receive quarterly variable payments based on the 3 Month LIBOR +33bps	(5,113)	—	(5,113)
JPMorgan Chase	11/16/18	(197)	Pay quarterly fixed payments on the JP Morgan Cyclicals Basket Index and receive quarterly variable payments based on the 3 Month LIBOR +50bps	314	—	314
JPMorgan Chase	11/30/18	(55)	Pay quarterly fixed payments on the JP Morgan Luxury Index and receive quarterly variable payments based on the 3 Month LIBOR +26bps	35	—	35

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements (continued):
JPMorgan Chase	11/30/18	(100)	Pay quarterly fixed payments on the JP Morgan Luxury Index and receive quarterly variable payments based on the 3 Month LIBOR +26bps	$(3,865)	$—	$(3,865)
JPMorgan Chase	11/16/18	125	Receive quarterly fixed payments on the JP Morgan Defensive Basket Index and pay quarterly variable payments based on the 3 Month LIBOR +42bps	4,398	—	4,398
JPMorgan Chase	11/16/18	121	Receive quarterly fixed payments on the JP Morgan Defensive Basket Index and pay quarterly variable payments based on the 3 Month LIBOR +42bps	4,642	—	4,642
JPMorgan Chase	11/16/18	193	Receive quarterly fixed payments on the JP Morgan Defensive Basket Index and pay quarterly variable payments based on the 3 Month LIBOR +65bps	(2,980)	—	(2,980)

				$(44,767)	$—	$(44,767)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

The following table represents the individual positions and related values of underlying securities of BNP Copper Basket Index total return swap with BNP Paribas, as of December 31, 2017, termination date 12/15/18:

Reference Equity	Shares	Market Value	% of Total Index Value
First Quantum Minerals Ltd.	15,188	$213,501	19.17%
Boliden AB	6,116	209,815	18.84%
Antofagasta PLC	8,695	118,179	10.61%
KGHM Polska Miedz SA	3,092	98,997	8.89%
Lundin Mining Corp.	14,467	96,546	8.67%
Southern Copper Corp.	1,883	89,349	8.02%
Aurubis AG	755	70,372	6.32%
KAZ Minerals PLC	5,526	66,855	6.00%
Hudbay Minerals, Inc.	5,703	50,671	4.55%
OZ Minerals Ltd.	6,474	46,329	4.16%
Jiangxi Copper Co. Ltd.	27,539	43,710	3.93%
Minsur SA	16,420	9,121	0.82%

		$1,113,445

The following table represents the individual positions and related values of underlying securities of BNP US Machinery Basket Index total return swap with BNP Paribas, as of December 31, 2017, termination date 11/17/18:

Reference Equity	Shares	Market Value	% of Total Index Value
Caterpillar Inc.	22,821	$3,596,186	26.16%
Illinois Tool Works, Inc.	13,111	2,187,649	15.91%
Deere & Co.	12,450	1,948,534	14.18%
Cummins, Inc.	6,140	1,084,565	7.89%
Parker-Hannifin Corp.	5,113	1,020,406	7.42%
PACCAR, Inc.	13,155	935,030	6.80%
Ingersoll-Rand PLC	9,543	851,157	6.19%

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Reference Equity	Shares	Market Value	% of Total Index Value
Dover Corp.	5,974	$603,365	4.39%
Pentair PLC	6,986	493,351	3.59%
Xylem, Inc.	6,850	467,185	3.40%
AGCO Corp.	3,061	218,631	1.59%
Flowserve Corp.	5,050	212,743	1.55%
SPX FLOW, Inc.	1,599	76,053	0.55%
SPX Corp.	1,626	51,048	0.37%

		$13,745,903

The following table represents the individual positions and related values of underlying securities of Goldman Sachs Global Machinery Basket Index total return swap with Goldman Sachs, as of December 31, 2017, termination date 11/20/18:

Reference Equity	Shares	Market Value	% of Total Index Value
Atlas Copco AB	2,617	$113,321	11.01%
CRRC Corp. Ltd.	103,323	110,566	10.75%
Volvo AB	4,695	87,649	8.52%
Komatsu Ltd.	2,129	77,109	7.49%
Kone OYJ	1,156	62,244	6.05%
SMC Corp.	148	60,944	5.92%
Schindler Holding AG	233	53,624	5.21%
Kubota Corp.	2,719	53,368	5.19%
Sandvik AB	2,767	48,606	4.72%
CNH Industrial NV	3,009	40,410	3.93%
MAN SE	323	37,084	3.60%
Wartsila OYJ Abp	436	27,548	2.68%
Alfa Laval AB	915	21,679	2.11%
Weichai Power Co. Ltd.	19,266	21,109	2.05%
GEA Group AG	423	20,356	1.98%
Hitachi Construction Machinery Co. Ltd.	470	17,113	1.66%
Hino Motors Ltd.	1,266	16,416	1.60%
Weir Group PLC (The)	496	14,238	1.38%
NGK Insulators Ltd.	719	13,583	1.32%
JTEKT Corp.	753	12,948	1.26%
Kawasaki Heavy Industries Ltd.	365	12,810	1.25%
Melrose Industries PLC	4,303	12,349	1.20%
Hyundai Heavy Industries Co. Ltd.	124	11,695	1.14%
Sumitomo Heavy Industries Ltd.	271	11,465	1.11%
Metso OYJ	332	11,373	1.11%
IMI PLC	602	10,853	1.05%
ZOOMLION CO. Ltd.	24,564	10,533	1.02%
Yangzijiang Shipbuilding Holdings Ltd.	8,648	9,511	0.92%
Sulzer AG	75	9,074	0.88%
Hiwin Technologies Corp.	608	6,600	0.64%
Samsung Heavy Industries Co. Ltd.	850	5,837	0.57%
Doosan Infracore Co. Ltd.	447	3,639	0.35%
Hyundai Mipo Dockyard Co. Ltd.	44	3,249	0.32%

		$1,028,903

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The following table represents the individual positions and related values of underlying securities of MSCI Daily Total World Gross Metals and Mining Index total return swap with Goldman Sachs, as of December 31, 2017, termination date 12/01/18:

Reference Equity	Shares	Market Value	% of Total Index Value
BHP Billiton Ltd.	3,212	$74,190	11.25%
Rio Tinto PLC	1,235	65,818	9.98%
Glencore PLC	12,236	64,535	9.79%
BHP Billiton PLC	2,112	43,488	6.60%
Anglo American PLC	1,334	27,962	4.24%
Freeport-McMoRan, Inc.	1,375	26,069	3.95%
Rio Tinto Ltd.	424	25,122	3.81%
ArcelorMittal	664	21,653	3.28%
Nucor Corp.	319	20,309	3.08%
Newmont Mining Corp.	533	20,008	3.03%
Nippon Steel & Sumitomo Metal Corp.	760	19,523	2.96%
Barrick Gold Corp.	1,166	16,922	2.57%
Teck Resources Ltd.	570	14,956	2.27%
Franco-Nevada Corp.	185	14,873	2.26%
South32 Ltd.	5,218	14,226	2.16%
Newcrest Mining Ltd.	767	13,675	2.07%
thyssenkrupp AG	436	12,686	1.92%
JFE Holdings, Inc.	522	12,553	1.90%
Sumitomo Metal Mining Co. Ltd.	247	11,369	1.72%
Goldcorp, Inc.	867	11,094	1.68%
Agnico Eagle Mines Ltd.	231	10,713	1.63%
Steel Dynamics, Inc.	240	10,346	1.57%
Norsk Hydro ASA	1,345	10,242	1.55%
Wheaton Precious Metals Corp.	442	9,805	1.49%
First Quantum Minerals Ltd.	689	9,691	1.47%
Randgold Resources Ltd.	94	9,434	1.43%
Boliden AB	274	9,383	1.42%
voestalpine AG	115	6,869	1.04%
BlueScope Steel Ltd.	561	6,737	1.02%
Fortescue Metals Group Ltd.	1,557	5,935	0.90%
Kinross Gold Corp.	1,247	5,395	0.82%
Antofagasta PLC	394	5,360	0.81%
Alumina Ltd.	2,448	4,647	0.70%
Lundin Mining Corp.	655	4,369	0.66%
Fresnillo PLC	221	4,272	0.65%
Mitsubishi Materials Corp.	112	3,981	0.60%
Turquoise Hill Resources Ltd.	1,006	3,446	0.52%
Hitachi Metals Ltd.	214	3,082	0.47%
Kobe Steel Ltd.	310	2,875	0.44%
Maruichi Steel Tube Ltd.	56	1,653	0.25%

		$659,266

The following table represents the individual positions and related values of underlying securities of JP Morgan China Mid-Sized Banks Index total return swap with JPMorgan Chase, as of December 31, 2017, termination date 03/10/18:

Reference Equity	Shares	Market Value	% of Total Index Value
China Merchants Bank Co. Ltd.	131,691	$524,248	37.22%
China CITIC Bank Corp Ltd.	743,160	466,110	33.09%
Bank of Communications Co. Ltd.	230,551	171,161	12.15%
China Minsheng Banking Corp. Ltd.	165,248	165,628	11.76%
Chongqing Rural Commercial Bank Co. Ltd.	77,532	54,784	3.89%
China Everbright Bank Co. Ltd.	57,105	26,680	1.89%

		$1,408,611

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The following table represents the individual positions and related values of underlying securities of JP Morgan Cyclicals Basket Index total return swap with JPMorgan Chase, as of December 31, 2017, termination date 11/16/18:

Reference Equity	Shares	Market Value	% of Total Index Value
DowDuPont, Inc.	9,605	$684,068	6.50%
Amazon.com, Inc.	390	456,093	4.33%
Apple, Inc.	2,392	404,798	3.85%
Microsoft Corp.	3,567	305,121	2.90%
Home Depot, Inc. (The)	1,154	218,718	2.08%
Monsanto Co.	1,809	211,255	2.01%
Facebook, Inc.	1,098	193,753	1.84%
Boeing Co. (The)	648	191,102	1.82%
Comcast Corp.	4,605	184,430	1.75%
General Electric Co.	10,102	176,280	1.68%
3M Co.	696	163,818	1.56%
Walt Disney Co. (The)	1,511	162,448	1.54%
LyondellBasell Industries NV	1,336	147,388	1.40%
Air Products & Chemicals, Inc.	897	147,180	1.40%
Alphabet, Inc.	140	146,496	1.39%
Alphabet, Inc.	138	145,369	1.38%
Ecolab, Inc.	1,072	143,841	1.37%
Sherwin-Williams Co. (The)	338	138,594	1.32%
McDonald’s Corp.	793	136,491	1.30%
Honeywell International, Inc.	889	136,337	1.30%
Union Pacific Corp.	934	125,249	1.19%
PPG Industries, Inc.	1,056	123,362	1.17%
United Technologies Corp.	867	110,603	1.05%
Caterpillar, Inc.	690	108,730	1.03%
Freeport-McMoRan, Inc.	5,539	105,019	1.00%
Intel Corp.	2,176	100,444	0.95%
International Paper Co.	1,700	98,498	0.94%
Visa, Inc.	847	96,575	0.92%
United Parcel Service, Inc.	804	95,797	0.91%
Lockheed Martin Corp.	292	93,747	0.89%
Cisco Systems, Inc.	2,316	88,703	0.84%
Nucor Corp.	1,315	83,608	0.79%
Priceline Group, Inc. (The)	48	83,412	0.79%
Newmont Mining Corp.	2,195	82,356	0.78%
Starbucks Corp.	1,414	81,206	0.77%
Netflix, Inc.	423	81,199	0.77%
NIKE, Inc.	1,286	80,439	0.76%
Lowe’s Cos., Inc.	827	76,861	0.73%
FedEx Corp.	288	71,868	0.68%
Vulcan Materials Co.	545	69,962	0.66%
Charter Communications, Inc.	197	66,184	0.63%
Oracle Corp.	1,399	66,145	0.63%
General Dynamics Corp.	325	66,121	0.63%
WestRock Co.	1,046	66,118	0.63%
MasterCard, Inc.	432	65,388	0.62%
Raytheon Co.	339	63,681	0.61%
Northrop Grumman Corp.	203	62,303	0.59%
International Business Machines Corp.	401	61,521	0.58%
Illinois Tool Works, Inc.	361	60,233	0.57%
CSX Corp.	1,066	58,641	0.56%

		$6,987,553

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The following table represents the individual positions and related values of underlying securities of JP Morgan Luxury Index total return swap with JPMorgan Chase, as of December 31, 2017, termination date 11/30/18:

Reference Equity	Shares	Market Value	% of Total Index Value
LVMH Moet Hennessy Louis Vuitton SE	1,256	$370,634	35.42%
Kering	417	197,063	18.83%
Cie Financiere Richemont SA	1,896	171,950	16.43%
Swatch Group AG (The)	181	73,928	7.06%
Hermes International	105	56,174	5.37%
Tapestry, Inc.	940	41,556	3.97%
Burberry Group PLC	1,410	34,175	3.27%
Christian Dior SE	77	28,371	2.71%
Moncler SpA	840	26,342	2.52%
HUGO BOSS AG	233	19,857	1.90%
Salvatore Ferragamo SpA	559	14,882	1.42%
Tod’s SpA	109	7,965	0.76%
Brunello Cucinelli SpA	112	3,647	0.35%

		$1,046,544

The following table represents the individual positions and related values of underlying securities of JP Morgan Defensive Basket Index total return swap with JPMorgan Chase, as of December 31, 2017, termination date 11/16/18:

Reference Equity	Shares	Market Value	% of Total Index Value
AT&T, Inc.	38,194	$1,484,983	14.20%
Verizon Communications, Inc.	25,376	1,343,152	12.85%
Procter & Gamble Co. (The)	3,581	329,022	3.15%
Johnson & Johnson	2,174	303,751	2.91%
NextEra Energy, Inc.	1,641	256,308	2.45%
Coca-Cola Co. (The)	5,391	247,339	2.37%
PepsiCo, Inc.	2,006	240,560	2.30%
Philip Morris International, Inc.	2,181	230,423	2.20%
Duke Energy Corp.	2,454	206,406	1.97%
Walmart, Inc.	2,056	203,030	1.94%
Altria Group, Inc.	2,694	192,379	1.84%
Dominion Energy, Inc.	2,253	182,628	1.75%
Pfizer, Inc.	4,834	175,087	1.67%
UnitedHealth Group, Inc.	783	172,620	1.65%
Southern Co. (The)	3,504	168,507	1.61%
Exelon Corp.	3,366	132,654	1.27%
American Electric Power Co., Inc.	1,724	126,835	1.21%
AbbVie, Inc.	1,291	124,853	1.19%
Merck & Co., Inc.	2,215	124,638	1.19%
Costco Wholesale Corp.	616	114,650	1.10%
CVS Health Corp.	1,428	103,530	0.99%
Amgen, Inc.	591	102,775	0.98%
CenturyLink, Inc.	6,044	100,814	0.96%
Sempra Energy	880	94,090	0.90%
Colgate-Palmolive Co.	1,237	93,332	0.89%
Consolidated Edison, Inc.	1,086	92,256	0.88%
Public Service Enterprise Group, Inc.	1,774	91,361	0.87%
Mondelez International, Inc.	2,117	90,608	0.87%
Medtronic PLC	1,097	88,583	0.85%
Walgreens Boots Alliance, Inc.	1,219	88,524	0.85%
Xcel Energy, Inc.	1,780	85,636	0.82%
Bristol-Myers Squibb Co.	1,328	81,380	0.78%
PG&E Corp.	1,798	80,604	0.77%

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Reference Equity	Shares	Market Value	% of Total Index Value
Abbott Laboratories	1,407	$80,297	0.77%
Gilead Sciences, Inc.	1,058	75,795	0.72%
PPL Corp.	2,395	74,125	0.71%
WEC Energy Group, Inc.	1,106	73,472	0.70%
Edison International	1,142	72,220	0.69%
Eversource Energy	1,111	70,193	0.67%
DTE Energy Co.	629	68,850	0.66%
Eli Lilly & Co.	785	66,301	0.63%
Celgene Corp.	634	66,164	0.63%
Kraft Heinz Co. (The)	838	65,163	0.62%
Thermo Fisher Scientific, Inc.	324	61,521	0.59%
Kimberly-Clark Corp.	496	59,847	0.57%
American Water Works Co., Inc.	625	57,181	0.55%
Constellation Brands, Inc.	241	55,085	0.53%
Biogen, Inc.	171	54,475	0.52%
Entergy Corp.	629	51,194	0.49%
Ameren Corp.	851	50,200	0.48%

		$8,655,401

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$9,389	$(54,156)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$560,433	$974,619	$—
Unaffiliated Exchange Traded Fund	32,669	—	—
Sovereign Bonds	—	1,554,011	—
U.S. Treasury Obligation	—	32,354	—
Unaffiliated Funds	1,878,357	—	—
Other Financial Instruments*
Financial Futures Contracts	(11,727)	—	—
Commodity Futures Contracts	(5,790)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(18,566)	—
Centrally Cleared Interest Rate Swap Agreements	—	10,783	—
OTC Total Return Swap Agreements	—	(44,767)	—

Total	$2,453,942	$2,508,434	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Unaffiliated Funds	35.8%
Sovereign Bonds	29.7
Consumer Finance	9.8
Banks	6.6
Construction & Engineering	2.6
Professional Services	1.7
IT Services	1.7
Transportation Infrastructure	1.3
Automobiles	1.2
Capital Markets	0.9
Hotels, Restaurants & Leisure	0.8
Building Products	0.6
Unaffiliated Exchange Traded Fund	0.6
U.S. Treasury Obligation	0.6

Road & Rail	0.5%
Oil, Gas & Consumable Fuels	0.4
Diversified Financial Services	0.3
Trading Companies & Distributors	0.3
Construction Materials	0.2
Commercial Services & Supplies	0.2
Metals & Mining	0.1
Food & Staples Retailing	0.1
Wireless Telecommunication Services	0.0	*
Chemicals	0.0	*
Electric Utilities	0.0	*
Diversified Telecommunication Services	0.0	*

	96.0
Other assets in excess of liabilities	4.0

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity contracts	—	$—		Due from/to broker — variation margin futures	$5,790	*
Commodity contracts	—	—		Unrealized depreciation on OTC swap agreements	11,263
Equity contracts	Due from/to broker — variation margin futures	6,519	*	Due from/to broker — variation margin futures	7,544	*
Equity contracts	Unrealized appreciation on OTC swap agreements	9,389		Unrealized depreciation on OTC swap agreements	42,893
Foreign exchange contracts	—	—		Due from/to broker — variation margin futures	15,440	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	114,271		Unrealized depreciation on OTC forward foreign currency exchange contracts	132,837
Interest rate contracts	Due from/to broker — variation margin futures	5,838	*	Due from/to broker — variation margin futures	1,100	*
Interest rate contracts	Due from/to broker — variation margin swaps	29,451	*	Due from/to broker — variation margin swaps	18,668	*

Total		$165,468			$235,535

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward Currency Contracts	Swaps
Commodity contracts	$—	$3,525	$—	$—
Credit contracts	—	—	—	8,917
Equity contracts	730	(135,069)	—	(615,621)
Foreign exchange contracts	—	1,027	(2,894)	—
Interest rate contracts	—	(52,955)	—	(95,870)

Total	$730	$(183,472)	$(2,894)	$(702,574)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps
Commodity contracts	$(5,790)	$—	$(11,263)
Credit contracts	—	—	(5,459)
Equity contracts	(19,730)	—	73,205
Foreign exchange contracts	(15,440)	(200,377)	—
Interest rate contracts	81,302	—	98,363

Total	$40,342	$(200,377)	$154,846

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Forward Foreign Currency Exchange Contracts - Purchased(2)	Forward Foreign Currency Exchange Contracts - Sold(2)	Interest Rate Swap Agreements(3)	Credit Default Swap Agreements - Sell Protection(3)	Total Return Swap Agreements(3)
$1,633,274	$3,257,041	$3,976,091	$6,071,018	$1,913,715	$110,000	$1,935,642

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$14	$(2,052)	$(2,038)	$—	$(2,038)
Barclays Capital Group	3,988	(10,697)	(6,709)	—	(6,709)
BNP Paribas	6,381	(29,319)	(22,938)	—	(22,938)
Citigroup Global Markets	94,644	(67,794)	26,850	—	26,850
Commonwealth Bank of Australia	555	(2,740)	(2,185)	—	(2,185)
Credit Suisse First Boston Corp.	—	(246)	(246)	—	(246)
Goldman Sachs & Co.	3,271	(31,581)	(28,310)	—	(28,310)
JPMorgan Chase	12,202	(36,129)	(23,927)	—	(23,927)
State Street Bank	144	(1,924)	(1,780)	—	(1,780)
UBS AG	2,461	(4,511)	(2,050)	—	(2,050)

	$123,660	$(186,993)	$(63,333)	$—	$(63,333)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities

(2)	Collateral amount disclosed by the Portfolio is limited to the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value:
Unaffiliated investments (cost $4,730,041)	$5,032,443
Cash	70,243
Foreign currency, at value (cost $16,745)	16,865
Deposit with broker for futures	111,994
Unrealized appreciation on OTC forward foreign currency contracts	114,271
Deposit with broker for centrally cleared swaps	90,000
Dividends and interest receivable	40,277
Unrealized appreciation on OTC swap agreements	9,389
Tax reclaim receivable.	7,623
Due from broker-variation margin futures	2,449
Receivable for investments sold	825
Receivable from affiliate	30
Prepaid expenses	485

Total Assets	5,496,894

LIABILITIES:
Unrealized depreciation on OTC forward foreign currency contracts	132,837
Unrealized depreciation on OTC swap agreements	54,156
Payable for investments purchased	33,228
Accrued expenses and other liabilities	26,116
Management fees payable	4,404
Due to broker-variation margin swaps	1,658
Affiliated transfer agent fee payable	365
Distribution fee payable	216
Payable for fund share repurchased	36

Total Liabilities	253,016

NET ASSETS	$5,243,878

Net assets were comprised of:
Paid-in capital	$6,615,782
Retained earnings	(1,371,904)

Net assets, December 31, 2017	$5,243,878

Net asset value and redemption price per share, $5,243,878 / 570,550 outstanding shares of beneficial interest	$9.19

STATEMENT OF OPERATIONS Year Ended December 31, 2017
INCOME
Unaffiliated dividend income (net) (foreign withholding tax $5,773, of which $1,396 is reimbursable by an affiliate)	$60,317
Interest income	34,897
Affiliated dividend income.	662

95,876

EXPENSES
Management fees	56,703
Distribution fee	13,630
Custodian and accounting fees	75,486
Audit fee	37,526
Legal fees and expenses	12,016
Trustees’ fees	10,100
Shareholders’ reports	8,524
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,495
Pricing fees	6,230
Commitment fee on syndicated credit agreement	2,081
Insurance expenses	739
Miscellaneous	11,445

Total expenses	241,975
Less: management fee waivers and/or expense reimbursement	(164,545)

Net expenses	77,430

NET INVESTMENT INCOME (LOSS)	18,446

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	531,946
Futures transactions	(183,472)
Swap agreements transactions	(702,574)
Forward currency contracts transactions	(2,894)
Foreign currency transactions	40,756

(316,238)

Net change in unrealized appreciation (depreciation) on:
Investments	169,878
Futures	40,342
Swap agreements	154,846
Forward currency contracts	(200,377)
Foreign currencies	(645)

164,044

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(152,194)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(133,748)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$18,446	$597
Net realized gain (loss) on investment and foreign currency transactions	(316,238)	(353,638)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	164,044	(70,540)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(133,748)	(423,581)

FUND SHARE TRANSACTIONS:
Fund share sold [168,764 and 220,336 shares, respectively]	1,551,605	2,031,668
Fund share repurchased [1,313,175 and 69,177 shares, respectively]	(11,951,634)	(631,281)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(10,400,029)	1,400,387

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,533,777)	976,806
NET ASSETS:
Beginning of year	15,777,655	14,800,849

End of year	$5,243,878	$15,777,655

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 82.2%
COMMON STOCKS — 75.3%	Shares	Value
Aerospace & Defense — 2.4%
General Dynamics Corp.	1,300	$264,485
Raytheon Co.	1,050	197,243

		461,728

Air Freight & Logistics — 0.5%
Expeditors International of Washington, Inc.	1,550	100,270

Airlines — 1.5%
Delta Air Lines, Inc.	5,000	280,000

Auto Components — 0.2%
Aptiv PLC	500	42,415

Banks — 4.5%
Comerica, Inc.	2,200	190,982
JPMorgan Chase & Co.	4,300	459,842
U.S. Bancorp	3,971	212,766

		863,590

Beverages — 0.8%
PepsiCo, Inc.	1,220	146,302

Biotechnology — 1.4%
Celgene Corp.*	420	43,831
Gilead Sciences, Inc.	3,050	218,502

		262,333

Capital Markets — 4.5%
BlackRock, Inc.	343	176,202
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	6,100	265,594
CME Group, Inc.	1,760	257,048
Goldman Sachs Group, Inc. (The)	610	155,403

		854,247

Chemicals — 1.9%
Ashland Global Holdings, Inc.	2,720	193,664
PPG Industries, Inc.	1,450	169,389

		363,053

Communications Equipment — 0.2%
Juniper Networks, Inc.	1,600	45,600

Construction & Engineering — 0.7%
Valmont Industries, Inc.	796	132,017

Consumer Finance — 0.8%
Synchrony Financial	4,190	161,776

Electric Utilities — 2.6%
Brookfield Infrastructure Partners LP (Canada)	7,950	356,240
NextEra Energy, Inc.	850	132,762

		489,002

Electronic Equipment, Instruments & Components — 2.2%
Amphenol Corp. (Class A Stock)	1,478	129,768
CDW Corp.	4,150	288,384

		418,152

Energy Equipment & Services — 1.1%
Schlumberger Ltd.	3,012	202,979

Equity Real Estate Investment Trusts (REITs) — 1.0%
SBA Communications Corp.*	602	98,343

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Weyerhaeuser Co.	2,892	$101,972

		200,315

Food & Staples Retailing — 2.5%
Costco Wholesale Corp.	690	128,423
CVS Health Corp.	2,900	210,250
Sprouts Farmers Market, Inc.*	5,500	133,925

		472,598

Food Products — 3.0%
Conagra Brands, Inc.	9,300	350,331
Hain Celestial Group, Inc. (The)*	3,050	129,290
Pinnacle Foods, Inc.	1,650	98,126

		577,747

Health Care Equipment & Supplies — 1.8%
DENTSPLY SIRONA, Inc.	5,260	346,266

Health Care Providers & Services — 3.5%
DaVita, Inc.*	6,400	462,400
UnitedHealth Group, Inc.	896	197,532

		659,932

Hotels, Restaurants & Leisure — 2.0%
Marriott International, Inc. (Class A Stock)	786	106,684
McDonald’s Corp.	1,150	197,938
Starbucks Corp.	1,300	74,659

		379,281

Independent Power & Renewable Electricity Producers — 1.0%
Calpine Corp.*	3,850	58,250
NRG Energy, Inc.	4,850	138,128

		196,378

Insurance — 1.3%
FGL Holdings*	24,450	246,212

Internet & Direct Marketing Retail — 1.2%
Amazon.com, Inc.*	150	175,420
Priceline Group, Inc. (The)*	31	53,870

		229,290

Internet Software & Services — 4.4%
Alphabet, Inc. (Class A Stock)*	340	358,156
Alphabet, Inc. (Class C Stock)*	28	29,299
eBay, Inc.*	5,241	197,795
Facebook, Inc. (Class A Stock)*	1,475	260,279

		845,529

IT Services — 4.2%
PayPal Holdings, Inc.*	1,900	139,878
Visa, Inc. (Class A Stock)	3,500	399,070
WEX, Inc.*	1,890	266,925

		805,873

Machinery — 0.5%
Allison Transmission Holdings, Inc.	2,100	90,447

Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Starwood Property Trust, Inc.	4,373	93,363

Multi-Utilities — 0.3%
WEC Energy Group, Inc.	1,000	66,430

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels — 3.7%
Cabot Oil & Gas Corp.	5,300	$151,580
Cheniere Energy, Inc.*	2,400	129,216
Enbridge, Inc. (Canada)	10,675	417,499

		698,295

Pharmaceuticals — 1.0%
Bristol-Myers Squibb Co.	3,145	192,725

Professional Services — 3.2%
Equifax, Inc.	800	94,336
IHS Markit Ltd.*	8,150	367,973
Verisk Analytics, Inc.*	1,636	157,056

		619,365

Real Estate Management & Development — 0.3%
Five Point Holdings LLC (Class A Stock)*	3,850	54,285

Road & Rail — 1.7%
CSX Corp.	3,460	190,334
Norfolk Southern Corp.	900	130,410

		320,744

Semiconductors & Semiconductor Equipment — 1.4%
Analog Devices, Inc.	500	44,515
ASML Holding NV (Netherlands)	983	170,865
NXP Semiconductors NV (Netherlands)*	450	52,690

		268,070

Software — 0.8%
Altair Engineering, Inc. (Class A Stock)*	600	14,352
Manhattan Associates, Inc.*	350	17,339
Microsoft Corp.	1,400	119,756

		151,447

Specialty Retail — 4.6%
Asbury Automotive Group, Inc.*	1,080	69,120
Dick’s Sporting Goods, Inc.	3,000	86,220
Home Depot, Inc. (The)	1,900	360,107
National Vision Holdings, Inc.*	1,750	71,068
Party City Holdco, Inc.*	11,400	159,030
Tractor Supply Co.	1,770	132,308

		877,853

Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.	1,340	226,768
Western Digital Corp.	1,300	103,389

		330,157

Textiles, Apparel & Luxury Goods — 1.7%
Lululemon Athletica, Inc.*	550	43,225
PVH Corp.	2,050	281,280

		324,505

Tobacco — 0.5%
Philip Morris International, Inc.	970	102,480

Trading Companies & Distributors — 1.5%
HD Supply Holdings, Inc.*	7,350	294,220

Water Utilities — 0.7%
American Water Works Co., Inc.	1,450	132,660

TOTAL COMMON STOCKS
(cost $11,653,720)		14,399,931

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CONVERTIBLE BONDS — 0.7%
Pharmaceuticals — 0.5%
DexCom, Inc.,
Sr. Unsec’d. Notes, 144A
0.750%	05/15/22	110	$103,331

Semiconductors — 0.2%
MagnaChip Semiconductor SA (South Korea),
Gtd. Notes, 144A
5.000% 03/01/21		20	26,850

TOTAL CONVERTIBLE BONDS (cost $121,770)			130,181

CORPORATE BONDS — 6.2%
Commercial Services — 1.6%
APX Group, Inc.,
Gtd. Notes
8.750%	12/01/20	90	91,800
IHS Markit Ltd.,
Gtd. Notes, 144A
4.000%	03/01/26	165	164,794
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23	45	49,950

			306,544

Healthcare-Services — 0.5%
DaVita, Inc.,
Gtd. Notes
5.750%	08/15/22	50	51,438
HCA, Inc.,
Sr. Sec’d. Notes
5.875%	03/15/22	35	37,450
Kindred Healthcare, Inc.,
Gtd. Notes
8.750%	01/15/23	5	5,300

			94,188

Household Products/Wares — 0.2%
Kronos Acquisition Holdings, Inc. (Canada),
Gtd. Notes, 144A
9.000%	08/15/23	47	43,945

Oil & Gas — 0.5%
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/30/26	25	25,438
5.750%	01/30/28	25	25,675
8.125%	09/15/23	35	37,625

			88,738

Pipelines — 0.7%
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.375%	08/15/22	5	5,084
7.768%	12/15/37	80	98,600
Niska Gas Storage Ltd./Niska Gas Storage Canada Finance Corp.,
Gtd. Notes
6.500%	04/01/19	23	23,288

			126,972

Retail — 2.4%
PetSmart, Inc.,

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Retail (continued)
Gtd. Notes, 144A
7.125%	03/15/23	190	$112,575
8.875%	06/01/25	327	197,017
Sr. Sec’d. Notes, 144A
5.875%	06/01/25	135	103,612
Rite Aid Corp.,
Gtd. Notes
9.250%	03/15/20	50	50,740

			463,944

Semiconductors — 0.3%
MagnaChip Semiconductor Corp. (South Korea),
Sr. Unsec’d. Notes
6.625%	07/15/21	65	63,050

TOTAL CORPORATE BONDS (cost $1,349,206)			1,187,381

TOTAL LONG-TERM INVESTMENTS (cost $13,124,696)			15,717,493

	Shares
SHORT-TERM INVESTMENTS — 10.3%
UNAFFILIATED FUND — 10.0%
BlackRock Liquidity Funds FedFund Portfolio (cost $1,915,777)	1,915,777	1,915,777

OPTIONS PURCHASED~* — 0.3% (cost $35,135)		54,167

TOTAL SHORT-TERM INVESTMENTS (cost $1,950,912)		1,969,944

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 92.5% (cost $15,075,608)		17,687,437

SECURITIES SOLD SHORT(q) — (16.9)%
COMMON STOCKS — (11.7)%
Auto Components — (0.1)%
BorgWarner, Inc.	500	(25,545)

Automobiles — (0.1)%
Harley-Davidson, Inc.	500	(25,440)

Banks — (0.2)%
CIT Group, Inc.	750	(36,923)

Capital Markets — (0.4)%
FactSet Research Systems, Inc.	200	(38,552)
Federated Investors, Inc. (Class B Stock)	1,200	(43,296)

		(81,848)

Commercial Services & Supplies — (0.2)%
Ritchie Bros. Auctioneers, Inc. (Canada)	1,450	(43,398)

Consumer Finance — (0.2)%
Discover Financial Services	550	(42,306)

Diversified Consumer Services — (0.3)%
H&R Block, Inc.	2,100	(55,062)

SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services — (0.4)%
AT&T, Inc.	1,750	$(68,040)

Electric Utilities — (0.5)%
PG&E Corp.	500	(22,415)
Southern Co. (The)	1,500	(72,135)

		(94,550)

Energy Equipment & Services — (0.5)%
Core Laboratories NV	850	(93,117)

Equity Real Estate Investment Trusts (REITs) — (0.5)%
Lamar Advertising Co. (Class A Stock)	1,300	(96,512)

Food & Staples Retailing — (0.5)%
Kroger Co. (The)	3,650	(100,192)

Food Products — (0.6)%
General Mills, Inc.	1,000	(59,290)
Kellogg Co.	850	(57,783)

		(117,073)

Health Care Equipment & Supplies — (1.0)%
Align Technology, Inc.*	195	(43,327)
Becton, Dickinson and Co.	300	(64,218)
Straumann Holding AG (Switzerland)	106	(74,778)

		(182,323)

Health Care Providers & Services — (0.2)%
HCA Healthcare, Inc.*	450	(39,528)

Hotels, Restaurants & Leisure — (0.2)%
DineEquity, Inc.	575	(29,170)

Household Durables — (0.3)%
Tempur Sealy International, Inc.*	900	(56,421)

Insurance — (0.4)%
Athene Holding Ltd. (Class A Stock)*	1,400	(72,395)

IT Services — (0.8)%
CGI Group, Inc. (Canada) (Class A Stock)*	1,040	(56,503)
Western Union Co. (The)	5,150	(97,901)

		(154,404)

Life Sciences Tools & Services — (0.4)%
Agilent Technologies, Inc.	470	(31,476)
Thermo Fisher Scientific, Inc.	195	(37,027)

		(68,503)

Media — (0.4)%
Discovery Communications, Inc. (Class A Stock)*	2,100	(46,998)
New Media Investment Group, Inc.	1,200	(20,136)

		(67,134)

Multiline Retail — (0.3)%
Ollie’s Bargain Outlet Holdings, Inc.*	900	(47,925)

Multi-Utilities — (0.8)%
Consolidated Edison, Inc.	1,040	(88,348)
SCANA Corp.	1,500	(59,670)

		(148,018)

Oil, Gas & Consumable Fuels — (0.4)%
BP Midstream Partners LP, MLP*	1,500	(30,855)

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Tallgrass Energy Partners LP, MLP	1,200	$(55,020)

		(85,875)

Paper & Forest Products — (0.1)%
Louisiana-Pacific Corp.*	1,050	(27,573)

Semiconductors & Semiconductor Equipment — (0.3)%
NVIDIA Corp.	290	(56,115)

Specialty Retail — (0.8)%
Bed Bath & Beyond, Inc.	650	(14,294)
Five Below, Inc.*	850	(56,372)
Gap, Inc. (The)	1,000	(34,060)
RH*	320	(27,587)
Sonic Automotive, Inc. (Class A Stock)	1,500	(27,675)

		(159,988)

Technology Hardware, Storage & Peripherals — (0.3)%
Seagate Technology PLC	1,350	(56,485)

Textiles, Apparel & Luxury Goods — (0.5)%
Ralph Lauren Corp.	600	(62,214)
VF Corp.	450	(33,299)

		(95,513)

TOTAL COMMON STOCKS (proceeds received $2,064,246)		(2,227,376)

UNAFFILIATED EXCHANGE TRADED FUNDS — (5.2)%
Consumer Discretionary Select Sector SPDR Fund	1,766	(174,286)
iShares Core S&P Small-Cap ETF	728	(55,918)
iShares Russell 2000 ETF	274	(41,774)
iShares Russell Mid-Cap ETF	1,041	(216,663)
SPDR S&P Retail ETF	1,700

UNAFFILIATED EXCHANGE TRADED FUNDS (continued)	Shares	Value
Technology Select Sector SPDR Fund	3,000	$(191,850)
Utilities Select Sector SPDR Fund	2,378	(125,273)
Vanguard REIT ETF	1,400	(116,172)

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (proceeds received $867,072)		(998,742)

TOTAL SECURITIES SOLD SHORT (proceeds received $2,931,318)		(3,226,118)

OPTIONS WRITTEN~* — (0.2)%
(premiums received $67,602)		(34,157)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 75.4% (cost $12,076,688)		14,427,162
Other assets in excess of liabilities(z) — 24.6%		4,706,202

NET ASSETS — 100.0%		$19,133,364

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(q)	Deposit with Goldman Sachs & Co. as collateral in the amount of $2,827,358 exceeds the value of securities sold short as of December 31, 2017.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of options written, at market value:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
DaVita, Inc.	Call	04/20/18	$65.00	9	1		$8,370
Enbridge Energy Partners LP	Call	04/20/18	$40.00	15	2		1,425
Equifax, Inc.	Call	01/18/19	$130.00	6	1		4,680
Hain Celestial Group, Inc. (The)	Call	02/16/18	$48.00	17	2		1,275
Party City Holdings, Inc.	Call	02/16/18	$12.50	19	2		3,800
Party City Holdings, Inc.	Call	02/16/18	$15.00	27	3		1,755
Party City Holdings, Inc.	Call	04/20/18	$12.50	46	5		11,086
S&P 500 Index	Call	12/21/18	$3,000.00	13	1		20,800
Sprouts Farmers Market, Inc.	Call	01/19/18	$25.00	15	2		630
Visa, Inc. (Class A Shares)	Call	03/16/18	$120.00	2	—	(r)	346

Total Options Purchased							$54,167

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Cabot Oil & Gas Corp.	Call	04/20/18	$33.00	26	3		$(1,170)
Sprouts Farmers Market, Inc.	Call	03/16/18	$27.50	15	2		(840)
Cheniere Energy, Inc.	Put	01/18/19	$45.00	4	—	(r)	(1,290)
CSX Corp.	Put	02/16/18	$50.00	9	1		(487)
DaVita, Inc.	Put	04/20/18	$57.50	9	1		(472)
Enbridge Energy Partners LP	Put	04/20/18	$35.00	15	2		(525)
Equifax, Inc.	Put	01/18/19	$105.00	7	1		(4,795)
Manhattan Associates, Inc.	Put	04/20/18	$40.00	8	1		(540)
Party City Holdings, Inc.	Put	01/19/18	$12.50	29	3		(290)
Party City Holdings, Inc.	Put	02/16/18	$12.50	27	3		(1,080)
Party City Holdings, Inc.	Put	04/20/18	$10.00	68	7		(1,700)
Paypal Holdings, Inc.	Put	04/20/18	$70.00	7	1		(1,785)
PVH Corp.	Put	01/19/18	$125.00	3	—	(r)	(75)
S&P 500 Index	Put	12/21/18	$2,200.00	3	—	(r)	(12,150)
Sprouts Farmers Market, Inc.^	Put	01/19/18	$20.00	25	3		(125)
Sprouts Farmers Market, Inc.	Put	03/16/18	$17.50	58	6		(580)
Synchrony Financial	Put	03/16/18	$30.00	9	1		(203)
Visa, Inc. (Class A Shares)	Put	03/16/18	$105.00	6	1		(624)
WEX, Inc.^	Put	02/16/18	$110.00	3	—	(r)	(90)
Cheniere Energy, Inc.	Put	03/16/18	$42.50	15	2		(600)
Enbridge Energy Partners LP	Put	01/19/18	$15.00	29	3		(3,407)
Goldman Sachs Group, Inc.	Put	01/09/18	$200.00	1	—	(r)	(6)
Hain Celestial Group, Inc. (The)	Put	02/16/18	$38.00	13	1		(975)
NRG Energy, Inc.^	Put	01/19/18	$21.00	23	2		(230)
Paypal Holdings, Inc.	Put	06/15/18	$50.00	4	—	(r)	(118)

Total Options Written							$(34,157)

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $(445) and (0.0%) of net assets.

(r)	Notional amount is less than $500 par.

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
3	NASDAQ 100 E-Mini Index	Mar. 2018	$386,179	$384,525	$1,654
2	Russell 2000 Mini Index	Mar. 2018	151,120	153,650	(2,530)
13	S&P 500 E-Mini Index	Mar. 2018	1,710,735	1,739,400	(28,665)

					$(29,541)

Cash of $77,900 has been segregated with Goldman Sachs & Co. to cover requirement for open futures contracts at December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017:

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Citigroup Global Markets	5/15/19	(82)	Pay quarterly fixed payments on Consumer Staples Select Sector Index and receive quarterly variable payments based on 3 Month LIBOR minus 35bps	$(3,974)	$—	$(3,974)
Citigroup Global Markets	5/13/19	(889)	Pay quarterly fixed payments on S&P 500 Growth Index and receive quarterly variable payments based on 3 Month LIBOR minus 35bps	(13,266)	—	(13,266)
Citigroup Global Markets	3/28/19	(46)	Pay upon termination an amount based on Prospect Capital Corp. and receive monthly variable payments based on 1 Month LIBOR minus 200bps	(238)	—	(238)
Citigroup Global Markets	5/20/19	(18)	Pay upon termination an amount based on United Natural Foods, Inc. and receive quarterly variable payments based on 1 Month LIBOR minus 35bps	(2,810)	—	(2,810)
Goldman Sachs & Co.	1/28/19	(101)	Pay upon termination date on Russell Midcap Index Total Return and receive monthly variable payments based on 1 Month LIBOR minus 55bps	(8,593)	—	(8,593)
Goldman Sachs & Co.	3/28/19	(10)	Pay upon termination an amount based on Prospect Capital Corp. and receive monthly variable payments based on 1 Month LIBOR minus 200bps	(54)	—	(54)

				$(28,935)	$—	$(28,935)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$—	$(28,935)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$14,399,931	$—	$—
Convertible Bonds	—	130,181	—
Corporate Bonds	—	1,187,381	—
Unaffiliated Fund	1,915,777	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Options Purchased	$54,167	$—	$—
Common Stocks – Short	(2,152,598)	(74,778)	—
Unaffiliated Exchange Traded Funds – Short	(998,742)	—	—
Options Written	(33,712)	—	(445)
Other Financial Instruments*
Futures Contracts	(29,541)	—	—
OTC Total Return Swap Agreements	—	(28,935)	—

Total	$13,155,282	$1,213,849	$(445)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Unaffiliated Fund	10.0%
Specialty Retail	4.6
Banks	4.5
Capital Markets	4.5
Internet Software & Services	4.4
IT Services	4.2
Oil, Gas & Consumable Fuels	3.7
Health Care Providers & Services	3.4
Professional Services	3.2
Food Products	3.0
Electric Utilities	2.6
Food & Staples Retailing	2.5
Retail	2.4
Aerospace & Defense	2.4
Electronic Equipment, Instruments & Components	2.2
Hotels, Restaurants & Leisure	2.0
Chemicals	1.9
Health Care Equipment & Supplies	1.8
Technology Hardware, Storage & Peripherals	1.7
Textiles, Apparel & Luxury Goods	1.7
Road & Rail	1.7
Commercial Services	1.6
Pharmaceuticals	1.5
Trading Companies & Distributors	1.5
Airlines	1.5
Semiconductors & Semiconductor Equipment	1.4
Biotechnology	1.4
Insurance	1.3
Internet & Direct Marketing Retail	1.2
Energy Equipment & Services	1.1
Equity Real Estate Investment Trusts (REITs)	1.0
Independent Power & Renewable Electricity Producers	1.0
Consumer Finance	0.8
Software	0.8
Beverages	0.8
Water Utilities	0.7
Construction & Engineering	0.7
Pipelines	0.7
Tobacco	0.5
Air Freight & Logistics	0.5
Healthcare-Services	0.5

Mortgage Real Estate Investment Trusts (REITs)	0.5%
Machinery	0.5
Semiconductors	0.5
Oil & Gas	0.5
Multi-Utilities	0.3
Real Estate Management & Development	0.3
Options Purchased	0.3
Communications Equipment	0.2
Household Products/Wares	0.2
Auto Components	0.2
Automobiles	(0.1)
Auto Components	(0.1)
Paper & Forest Products	(0.1)
Hotels, Restaurants & Leisure	(0.2)
Banks	(0.2)
Health Care Providers & Services	(0.2)
Consumer Finance	(0.2)
Commercial Services & Supplies	(0.2)
Multiline Retail	(0.2)
Diversified Consumer Services	(0.3)
Semiconductors & Semiconductor Equipment	(0.3)
Household Durables	(0.3)
Technology Hardware, Storage & Peripherals	(0.3)
Media	(0.4)
Diversified Telecommunication Services	(0.4)
Life Sciences Tools & Services	(0.4)
Insurance	(0.4)
Capital Markets	(0.4)
Oil, Gas & Consumable Fuels	(0.4)
Energy Equipment & Services	(0.5)
Electric Utilities	(0.5)
Textiles, Apparel & Luxury Goods	(0.5)
Equity Real Estate Investment Trusts (REITs)	(0.5)
Food & Staples Retailing	(0.5)
Food Products	(0.6)
Multi-Utilities	(0.8)
IT Services	(0.8)
Specialty Retail	(0.8)
Health Care Equipment & Supplies	(1.0)
Unaffiliated Exchange Traded Funds	(5.2)

75.6
Options Written	(0.2)
Other assets in excess of liabilities	24.6

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$1,654	*	Due from/to broker — variation margin futures	$31,195	*
Equity contracts	Unaffiliated investments	54,167		Options written outstanding, at value	34,157
Equity contracts	—	—		Unrealized depreciation on OTC swap agreements	28,935

Total		$55,821			$94,287

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Equity contracts	$41,247	$84,533	$(366,790)	$(85,763)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Swaps
Equity contracts	$26,973	$21,680	$(54,926)	$1,716

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Short Positions(2)	Total Return Swap Agreements(3)
$21,801	$32,200	$2,385,052	$661,783

(1)	Cost.

(2)	Value at Trade Date.

(3)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities Sold Short	Goldman Sachs & Co.	$(3,226,118)	$3,226,118	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Citigroup Global Markets	$—	$(20,288)	$(20,288)	$—	$(20,288)
Goldman Sachs & Co.	—	(8,647)	(8,647)	8,647	—

	$—	$(28,935)	$(28,935)	$8,647	$(20,288)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value:
Unaffiliated investments (cost $15,075,608)	$17,687,437
Cash	813
Deposit with broker for futures	77,900
Deposit with broker for securities sold short	4,572,004
Receivable for investments sold	84,636
Dividends and interest receivable	35,095
Due from broker-variation margin futures	9,865
Receivable for fund share sold	7,786
Tax reclaim receivable	3,425
Prepaid expenses	485

Total Assets	22,479,446

LIABILITIES:
Securities sold short at value (proceeds receivable $2,931,318)	3,226,118
Options written outstanding, at value (premiums received $67,602)	34,157
Unrealized depreciation on OTC swap agreements	28,935
Accrued expenses and other liabilities	23,554
Payable for investments purchased	16,581
Management fees payable	9,108
Dividends payable on securities sold short	4,190
Interest payable on securities sold short	2,272
Distribution fee payable	785
Affiliated transfer agent fee payable	365
Payable for fund share repurchased	17

Total Liabilities	3,346,082

NET ASSETS	$19,133,364

Net assets were comprised of:
Paid-in capital	$17,059,751
Retained earnings	2,073,613

Net assets, December 31, 2017	$19,133,364

Net asset value and redemption price per share, $19,133,364 / 1,708,865 outstanding shares of beneficial interest	$11.20

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net of $3,621 foreign withholding tax)	$195,127
Interest income	95,383

290,510

EXPENSES
Management fees	180,378
Distribution fee	43,360
Dividends on securities sold short	65,133
Custodian and accounting fees	44,502
Audit fee	37,611
Legal fees and expenses	12,016
Trustees’ fees	10,100
Shareholders’ reports	8,462
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,395
Miscellaneous	12,680

Total expenses	421,637
Less: management fee waivers and/or expense reimbursement	(110,219)

Net expenses	311,418

NET INVESTMENT INCOME (LOSS)	(20,908)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	946,596
Futures transactions	(366,790)
Options written transactions	84,533
Short sales transactions	(79,756)
Swap agreements transactions	(85,763)
Foreign currency transactions	(196)

498,624

Net change in unrealized appreciation (depreciation) on:
Investments	1,875,150
Futures	(54,926)
Options written	21,680
Short sales	(196,426)
Swap agreements	1,716
Foreign currencies	4

1,647,198

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	2,145,822

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,124,914

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$(20,908)	$(52,452)
Net realized gain (loss) on investment and foreign currency transactions	498,624	(560,535)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,647,198	1,096,252

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,124,914	483,265

FUND SHARE TRANSACTIONS:
Fund share sold [196,471 and 260,513 shares, respectively]	2,059,146	2,516,281
Fund share repurchased [17,998 and 55,147 shares, respectively]	(191,032)	(536,423)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,868,114	1,979,858

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,993,028	2,463,123
NET ASSETS:
Beginning of year	15,140,336	12,677,213

End of year	$19,133,364	$15,140,336

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 89.3%		Value
AFFILIATED MUTUAL FUNDS — 60.4%	Shares
AST Global Real Estate Portfolio*	178,467	$2,236,195
AST High Yield Portfolio*	105,013	1,057,481
AST Prudential Core Bond Portfolio*	1,931,211	23,753,897
AST QMA US Equity Alpha Portfolio*	769,960	23,522,280

TOTAL AFFILIATED MUTUAL FUNDS (cost $42,487,179)(w)		50,569,853

COMMON STOCKS — 27.7%
Air Freight & Logistics — 0.5%
Deutsche Post AG (Germany)	9,581	455,418

Airlines — 1.2%
Deutsche Lufthansa AG (Germany)	12,618	463,379
International Consolidated Airlines Group SA (United Kingdom)	42,288	366,472
Turk Hava Yollari AO (Turkey)*	35,819	148,279

		978,130

Automobiles — 0.3%
Ferrari NV (Italy)	2,522	264,255
Fiat Chrysler Automobiles NV (United Kingdom)*	1,138	20,317

		284,572

Banks — 3.4%
Agricultural Bank of China Ltd. (China) (Class H Stock)	428,000	198,909
Akbank Turk A/S (Turkey)	20,928	54,312
Bank Hapoalim BM (Israel)	7,946	58,354
Bank Leumi Le-Israel BM (Israel)	9,666	58,182
Bank of China Ltd. (China) (Class H Stock)	305,000	149,370
Bank of Communications Co. Ltd. (China) (Class H Stock)	150,000	111,023
Bank of Montreal (Canada)	600	48,014
BNK Financial Group, Inc. (South Korea)	5,049	44,375
Canadian Imperial Bank of Commerce (Canada)	900	87,737
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	69,000	43,194
China Construction Bank Corp. (China) (Class H Stock)	374,000	344,287
China Everbright Bank Co. Ltd. (China) (Class H Stock)	90,000	41,952
China Merchants Bank Co. Ltd. (China) (Class H Stock)	14,500	57,406
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	41,500	41,474
Chongqing Rural Commercial Bank Co. Ltd. (China) (Class H Stock)	66,000	46,484
DBS Group Holdings Ltd. (Singapore)	2,600	48,090
DGB Financial Group, Inc. (South Korea)	5,266	51,819
Hana Financial Group, Inc. (South Korea)	2,427	112,810
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	366,000	293,398
Industrial Bank of Korea (South Korea)	8,823	135,340
KB Financial Group, Inc. (South Korea)	2,346	138,844
Mizrahi Tefahot Bank Ltd. (Israel)	916	16,873
National Bank of Canada (Canada)	900	44,907

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Oversea-Chinese Banking Corp. Ltd. (Singapore)	5,200	$48,039
Shinhan Financial Group Co. Ltd. (South Korea)	1,313	60,604
Toronto-Dominion Bank (The) (Canada)	800	46,874
Turkiye Garanti Bankasi A/S (Turkey)	19,986	56,477
Turkiye Is Bankasi (Turkey) (Class C Stock)	54,772	100,572
Turkiye Vakiflar Bankasi TAO (Turkey) (Class D Stock)	33,720	60,145
United Overseas Bank Ltd. (Singapore)	2,400	47,311
VTB Bank PJSC (Russia)	61,230	50,213
Woori Bank (South Korea)	7,135	104,887
Yapi ve Kredi Bankasi A/S (Turkey)*	46,043	52,649

		2,854,925

Beverages — 0.5%
Ambev SA (Brazil)	800	5,132
Coca-Cola HBC AG (Switzerland)*	8,943	292,060
Diageo PLC (United Kingdom)	3,168	116,121

		413,313

Building Products — 0.0%
Assa Abloy AB (Sweden) (Class B Stock)	1,725	35,762

Capital Markets — 0.8%
3i Group PLC (United Kingdom)	7,808	96,125
China Cinda Asset Management Co. Ltd. (China) (Class H Stock)	114,000	41,625
China Everbright Ltd. (China)	20,000	44,621
China Huarong Asset Management Co. Ltd. (China) (Class H Stock), 144A	25,000	11,784
CI Financial Corp. (Canada)	1,800	42,630
Hargreaves Lansdown PLC (United Kingdom)	5,136	124,732
Investec PLC (South Africa)	7,511	54,081
London Stock Exchange Group PLC (United Kingdom)	912	46,646
Partners Group Holding AG (Switzerland)(a)	65	44,538
Schroders PLC (United Kingdom)	1,768	83,690
Yuanta Financial Holding Co. Ltd. (Taiwan)	102,000	47,167

		637,639

Chemicals — 1.5%
Arkema SA (France)	897	109,214
Asahi Kasei Corp. (Japan)	3,500	45,043
Covestro AG (Germany), 144A	839	86,389
Hanwha Chemical Corp. (South Korea)	8,000	236,013
Hyosung Corp. (South Korea)	384	49,983
Kaneka Corp. (Japan)	4,000	36,458
Kuraray Co. Ltd. (Japan)	2,700	50,835
LG Chem Ltd. (South Korea)	123	46,511
Lotte Chemical Corp. (South Korea)	599	205,679
Mitsubishi Chemical Holdings Corp. (Japan)	4,400	48,144
Mitsui Chemicals, Inc. (Japan)	1,500	48,101
Nissan Chemical Industries Ltd. (Japan)	1,200	47,802
PTT Global Chemical PCL (Thailand)	21,600	55,705
Sumitomo Chemical Co. Ltd. (Japan)	7,000	50,090
Teijin Ltd. (Japan)	3,800	84,436
Tosoh Corp. (Japan)	2,100	47,376

		1,247,779

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Construction & Engineering — 0.3%
Daelim Industrial Co. Ltd. (South Korea)	602	$46,337
Kajima Corp. (Japan)	5,000	48,040
Obayashi Corp. (Japan)	3,900	47,113
Shimizu Corp. (Japan)	3,400	35,067
Taisei Corp. (Japan)	900	44,758

		221,315

Construction Materials — 0.1%
Semen Indonesia Persero Tbk PT (Indonesia)	6,900	5,032
Siam Cement PCL (The) (Thailand)	6,200	93,109

		98,141

Consumer Finance — 0.1%
Credit Saison Co. Ltd. (Japan)	2,700	49,030

Diversified Financial Services — 0.4%
Chailease Holding Co. Ltd. (Taiwan)	15,000	43,511
Fubon Financial Holding Co. Ltd. (Taiwan)	29,000	49,299
Haci Omer Sabanci Holding A/S (Turkey)	28,802	84,380
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	8,100	48,076
ORIX Corp. (Japan)	2,900	48,897
Power Finance Corp. Ltd. (India)	8,386	15,974
Rural Electrification Corp. Ltd. (India)	18,008	43,929
Standard Life Aberdeen PLC (United Kingdom)	1,327	7,805

		341,871

Diversified Telecommunication Services — 0.3%
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	129,192	195,227
Spark New Zealand Ltd. (New Zealand)	15,305	39,365

		234,592

Electric Utilities — 0.7%
EDP – Energias do Brasil SA (Brazil)	4,460	18,824
Endesa SA (Spain)(a)	596	12,747
Enel SpA (Italy)	38,788	238,517
Inter RAO UES PJSC (Russia)	651,000	38,322
Kansai Electric Power Co., Inc. (The) (Japan)	3,000	36,690
Kyushu Electric Power Co., Inc. (Japan)	1,500	15,712
PGE Polska Grupa Energetyczna SA (Poland)*	40,314	139,335
Tauron Polska Energia SA (Poland)*	11,874	10,390
Terna Rete Elettrica Nazionale SpA (Italy)	8,093	47,045
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	9,800	38,677

		596,259

Electrical Equipment — 0.6%
OSRAM Licht AG (Germany)	542	48,532
Vestas Wind Systems A/S (Denmark)	6,639	458,757

		507,289

Electronic Equipment, Instruments & Components — 0.2%
Hitachi High-Technologies Corp. (Japan)	100	4,203
Hitachi Ltd. (Japan)	7,000	54,307
Omron Corp. (Japan)	900	53,531
Shimadzu Corp. (Japan)	2,200	49,910

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Yokogawa Electric Corp. (Japan)	2,300	$43,913

		205,864

Equity Real Estate Investment Trusts (REITs) — 0.3%
Dexus (Australia)	799	6,063
Goodman Group (Australia)	7,242	47,453
GPT Group (The) (Australia)	6,218	24,734
Link REIT (Hong Kong)	5,500	50,885
Mirvac Group (Australia)	24,413	44,647
Stockland (Australia)	12,971	45,247

		219,029

Food & Staples Retailing — 0.1%
Jeronimo Martins SGPS SA (Portugal)	852	16,546
Koninklijke Ahold Delhaize NV (Netherlands)	2,401	52,781
Wal-Mart de Mexico SAB de CV (Mexico)	18,100	44,388

		113,715

Food Products — 0.3%
Associated British Foods PLC (United Kingdom)	1,094	41,610
Golden Agri-Resources Ltd. (Singapore)	12,900	3,561
Marine Harvest ASA (Norway)*	2,419	40,907
MEIJI Holdings Co. Ltd. (Japan)	400	34,043
Saputo, Inc. (Canada)	1,400	50,320
Yamazaki Baking Co. Ltd. (Japan)	1,900	36,996

		207,437

Gas Utilities — 0.1%
Osaka Gas Co. Ltd. (Japan)	2,200	42,305
Toho Gas Co. Ltd. (Japan)	1,000	27,378
Tokyo Gas Co. Ltd. (Japan)	1,600	36,558

		106,241

Health Care Equipment & Supplies — 0.2%
Cochlear Ltd. (Australia)	82	10,931
Hoya Corp. (Japan)	1,100	54,784
Straumann Holding AG (Switzerland)	70	49,381
William Demant Holding A/S (Denmark)*	1,583	44,217

		159,313

Hotels, Restaurants & Leisure — 0.4%
Aristocrat Leisure Ltd. (Australia)	1,642	30,236
Carnival PLC	627	41,254
Compass Group PLC (United Kingdom)	2,302	49,636
InterContinental Hotels Group PLC (United Kingdom)	1,228	78,107
Merlin Entertainments PLC (United Kingdom), 144A	4,285	20,992
Yum China Holdings, Inc.	2,200	88,044

		308,269

Household Durables — 0.4%
Barratt Developments PLC (United Kingdom)	5,537	48,302
Berkeley Group Holdings PLC (United Kingdom)	1,330	75,232
Electrolux AB (Sweden) (Class B Stock)	909	29,266
LG Electronics, Inc. (South Korea)	557	55,073
Persimmon PLC (United Kingdom)	1,352	49,949

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Household Durables (continued)
Taylor Wimpey PLC (United Kingdom)	17,814	$49,562
Techtronic Industries Co. Ltd. (Hong Kong)	5,500	35,780

		343,164

Household Products — 0.1%
Essity AB (Sweden) (Class B Stock)*	1,567	44,531

Industrial Conglomerates — 0.4%
Beijing Enterprises Holdings Ltd. (China)	10,500	62,150
CITIC Ltd. (China)	28,000	40,397
CK Hutchison Holdings Ltd. (Hong Kong)	3,500	43,856
Fosun International Ltd. (China)	4,500	9,945
Jardine Strategic Holdings Ltd. (Hong Kong)	700	27,685
LG Corp. (South Korea)	576	48,950
Shanghai Industrial Holdings Ltd. (China)	3,000	8,580
Toshiba Corp. (Japan)*	39,000	109,251

		350,814

Insurance — 1.0%
Aegon NV (Netherlands)	5,510	35,010
DB Insurance Co. Ltd. (South Korea)	689	45,796
Fairfax Financial Holdings Ltd. (Canada)	100	53,249
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)	1,674	73,417
Industrial Alliance Insurance & Financial Services, Inc. (Canada)	1,000	47,589
Intact Financial Corp. (Canada)	1,900	158,696
NN Group NV (Netherlands)	2,877	124,440
People’s Insurance Co. Group of China Ltd. (The) (China) (Class H Stock)	272,000	133,572
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	54,000	103,452
SCOR SE (France)	1,167	46,906

		822,127

Internet Software & Services — 0.0%
Mixi, Inc. (Japan)	700	31,352

IT Services — 2.0%
Amadeus IT Group SA (Spain) (Class A Stock)	6,287	452,427
Atos SE (France)	326	47,397
CGI Group, Inc. (Canada) (Class A Stock)*	900	48,902
Fujitsu Ltd. (Japan)	10,000	70,895
HCL Technologies Ltd. (India)	26,255	366,155
Infosys Ltd. (India)	11,255	182,932
Otsuka Corp. (Japan)	600	45,951
Tata Consultancy Services Ltd. (India)	3,156	133,442
Tech Mahindra Ltd. (India)	16,690	131,779
Vakrangee Ltd. (India)	8,234	54,102
Wipro Ltd. (India)	24,688	121,070

		1,655,052

Machinery — 0.3%
Alfa Laval AB (Sweden)	234	5,535
Atlas Copco AB (Sweden) (Class A Stock)	2,629	113,457
Atlas Copco AB (Sweden) (Class B Stock)	1,187	45,494
China Conch Venture Holdings Ltd. (China)	5,500	12,724
Hoshizaki Corp. (Japan)	100	8,860
SKF AB (Sweden) (Class B Stock)	794	17,639
Volvo AB (Sweden) (Class B Stock)	2,353	43,817

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Weichai Power Co. Ltd. (China) (Class H Stock)	10,000	$10,925

		258,451

Media — 0.2%
Axel Springer SE (Germany)	680	53,026
RTL Group SA (Luxembourg)	537	43,108
Sky PLC (United Kingdom)*	1,021	13,934
WPP PLC (United Kingdom)	5,349	96,633

		206,701

Metals & Mining — 0.6%
Alrosa PJSC (Russia)	85,000	110,546
Hyundai Steel Co. (South Korea)	2,118	115,963
Korea Zinc Co. Ltd. (South Korea)	22	10,121
MMC Norilsk Nickel PJSC (Russia)	249	46,746
Novolipetsk Steel PJSC (Russia)	19,790	50,525
POSCO (South Korea)	214	66,565
Severstal PJSC (Russia)	7,260	111,656
voestalpine AG (Austria)	434	25,911

		538,033

Multiline Retail — 0.2%
Dollarama, Inc. (Canada)	400	49,976
Next PLC (United Kingdom)	1,481	90,266

		140,242

Oil, Gas & Consumable Fuels — 1.5%
Enagas SA (Spain)	3,056	87,400
Gazprom PJSC (Russia)	20,650	46,701
GS Holdings Corp. (South Korea)	440	25,549
Idemitsu Kosan Co. Ltd. (Japan)	1,700	68,095
JXTG Holdings, Inc. (Japan)	16,300	104,749
LUKOIL PJSC (Russia)	820	47,371
MOL Hungarian Oil & Gas PLC (Hungary)	11,840	137,277
Neste OYJ (Finland)	2,701	172,893
OMV AG (Austria)	162	10,250
Polski Koncern Naftowy ORLEN SA (Poland)	150	4,559
Repsol SA (Spain)	25,832	456,100
Showa Shell Sekiyu KK (Japan)	200	2,706
SK Innovation Co. Ltd. (South Korea)	83	15,834
Surgutneftegas OJSC (Russia)	22,100	10,689
TOTAL SA (France)	751	41,455

		1,231,628

Paper & Forest Products — 0.7%
Oji Holdings Corp. (Japan)	2,000	13,282
Stora Enso OYJ (Finland) (Class R Stock)	29,049	460,216
UPM-Kymmene OYJ (Finland)	4,068	126,290

		599,788

Personal Products — 0.1%
Beiersdorf AG (Germany)	386	45,252

Pharmaceuticals — 1.3%
China Medical System Holdings Ltd. (China)	23,000	53,539
China Resources Pharmaceutical Group Ltd. (China), 144A	24,000	31,051
CSPC Pharmaceutical Group Ltd. (China)	126,000	253,842
GlaxoSmithKline PLC (United Kingdom)	2,581	45,707

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Ipsen SA (France)	256	$30,469
Richter Gedeon Nyrt (Hungary)	3,103	81,155
Roche Holding AG (Switzerland)	272	68,777
Shanghai Fosun Pharmaceutical Group Co.
Ltd. (China) (Class H Stock)	1,000	6,413
Sihuan Pharmaceutical Holdings Group Ltd. (China)	191,000	68,555
Sino Biopharmaceutical Ltd. (Hong Kong)	210,000	371,261
UCB SA (Belgium)	1,371	108,710

		1,119,479

Professional Services — 0.5%
Randstad Holding NV (Netherlands)	4,008	245,926
RELX NV (United Kingdom)	2,094	48,129
RELX PLC (United Kingdom)	2,055	48,186
Wolters Kluwer NV (Netherlands)	986	51,400

		393,641

Real Estate Management & Development — 1.9%
Agile Group Holdings Ltd. (China)	30,000	45,385
China Evergrande Group (China)*	22,000	75,536
China Jinmao Holdings Group Ltd. (China)	124,000	54,480
China Overseas Land & Investment Ltd. (China)	64,000	205,433
China Resources Land Ltd. (China)	34,000	99,744
China Vanke Co. Ltd. (China) (Class H Stock)	27,100	107,844
CK Asset Holdings Ltd. (Hong Kong)	9,000	78,455
Country Garden Holdings Co. Ltd. (China)	59,000	112,088
Emaar Properties PJSC (United Arab Emirates)	24,641	46,603
Fullshare Holdings Ltd. (Hong Kong)*	57,500	26,499
Guangzhou R&F Properties Co. Ltd. (China) (Class H Stock)	21,600	48,563
Hang Lung Group Ltd. (Hong Kong)	1,000	3,677
Hongkong Land Holdings Ltd. (Hong Kong)	3,300	23,212
Hysan Development Co. Ltd. (Hong Kong)	3,000	15,899
Kerry Properties Ltd. (Hong Kong)	12,000	53,908
LendLease Group (Australia)	408	5,187
Longfor Properties Co. Ltd. (China)	23,500	58,793
New World Development Co. Ltd. (Hong Kong)	46,000	68,944
Shanghai Lujiazui Finance & Trade Zone
Development Co. Ltd. (China) (Class B Stock)	2,800	4,051
Shimao Property Holdings Ltd. (Hong Kong)	64,500	139,926
Sino Land Co. Ltd. (Hong Kong)	10,000	17,691
Sino-Ocean Group Holding Ltd. (China)	83,000	57,155
SOHO China Ltd. (China)	13,000	7,590
Sun Hung Kai Properties Ltd. (Hong Kong)	8,000	133,192
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	4,000	37,009
Swire Properties Ltd. (Hong Kong)	5,000	16,110
Wharf Real Estate Investment Co. Ltd. (Hong Kong)*	4,000	26,623
Wheelock & Co. Ltd. (Hong Kong)	5,000	35,641

		1,605,238

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment — 0.7%
Hyundai Robotics Co. Ltd. (South Korea)*	132	$47,035
NXP Semiconductors NV (Netherlands)*	400	46,836
Phison Electronics Corp. (Taiwan)	4,000	39,082
SK Hynix, Inc. (South Korea)	5,934	421,470

		554,423

Software — 0.1%
Constellation Software, Inc. (Canada)	100	60,622
Open Text Corp. (Canada)	900	32,012
Oracle Corp. (Japan)	100	8,276

		100,910

Specialty Retail — 0.2%
Kingfisher PLC (United Kingdom)	29,490	134,652

Technology Hardware, Storage & Peripherals — 0.7%
Brother Industries Ltd. (Japan)	3,600	88,486
Canon, Inc. (Japan)	3,100	115,500
FUJIFILM Holdings Corp. (Japan)	2,200	89,771
Konica Minolta, Inc. (Japan)	8,400	80,597
Ricoh Co. Ltd. (Japan)	5,300	49,114
Samsung Electronics Co. Ltd. (South Korea)	52	123,547
Seiko Epson Corp. (Japan)	3,300	77,687

		624,702

Textiles, Apparel & Luxury Goods — 0.4%
adidas AG (Germany)	1,053	210,589
Burberry Group PLC (United Kingdom)	4,908	118,331
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	8,000	31,411

		360,331

Tobacco — 0.1%
British American Tobacco PLC (United Kingdom)	698	47,184
Imperial Brands PLC (United Kingdom)	872	37,195
Swedish Match AB (Sweden)	988	38,919

		123,298

Trading Companies & Distributors — 1.3%
AerCap Holdings NV (Ireland)*	800	42,088
ITOCHU Corp. (Japan)	17,800	331,819
Marubeni Corp. (Japan)	62,400	451,133
MISUMI Group, Inc. (Japan)	3,500	101,612
Mitsubishi Corp. (Japan)	1,900	52,390
Mitsui & Co. Ltd. (Japan)	3,100	50,293
Sumitomo Corp. (Japan)	3,100	52,581
Toyota Tsusho Corp. (Japan)	700	28,121

		1,110,037

Transportation Infrastructure — 0.4%
Abertis Infraestructuras SA (Spain)	2,027	45,100
Aena SME SA (Spain), 144A	566	114,546
Fraport AG Frankfurt Airport Services Worldwide (Germany)	980	107,642
TAV Havalimanlari Holding A/S (Turkey)	11,959	70,783

		338,071

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Water Utilities — 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	4,331	$44,823

Wireless Telecommunication Services — 0.2%
SK Telecom Co. Ltd. (South Korea)	673	167,792

TOTAL COMMON STOCKS (cost $20,627,742)		23,220,435

PREFERRED STOCKS — 0.2%
Chemicals — 0.0%
FUCHS PETROLUB SE (Germany) (PRFC)	338	17,897

Electric Utilities — 0.1%
Centrais Eletricas Brasileiras SA (Brazil) (PRFC B)	5,645	38,631

Oil, Gas & Consumable Fuels — 0.0%
Surgutneftegas OJSC (Russia) (PRFC)	32,400	15,811
Transneft PJSC (Russia) (PRFC)	4	12,465

		28,276

Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	27	52,580

TOTAL PREFERRED STOCKS (cost $122,562)		137,384

	Units
RIGHTS* — 0.0%
Repsol SA (Spain), expiring 01/05/18 (cost $11,565)	25,233	11,475

	Shares
UNAFFILIATED EXCHANGE TRADED FUNDS — 1.0%
iShares Core S&P 500 ETF	2,200	591,470
Technology Select Sector SPDR Fund	3,200	204,640

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $793,335)		796,110

TOTAL LONG-TERM INVESTMENTS (cost $64,042,383)		74,735,257

SHORT-TERM INVESTMENTS — 10.7%
AFFILIATED MUTUAL FUNDS — 10.3%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	8,596,334	8,596,334

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $56,608; includes $56,570 of cash collateral for securities on loan)(b)(w)	56,607	$56,607

TOTAL AFFILIATED MUTUAL FUNDS (cost $8,652,942)		8,652,941

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION — 0.4%
U.S. Treasury Bills(k)(n)
1.250%	03/15/18	300	299,223

(cost $299,197)
TOTAL SHORT-TERM INVESTMENTS (cost $8,952,139)			8,952,164

TOTAL INVESTMENTS — 100.0% (cost $72,994,522)			83,687,421
Other assets in excess of liabilities(z) — 0.0%			32,228

NET ASSETS — 100.0%			$83,719,649

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $53,949; cash collateral of $56,570 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
16	10 Year U.S. Treasury Notes	Mar. 2018	$1,995,492	$1,984,750	$(10,742)
1	IBEX 35 Index	Jan. 2018	123,308	120,234	(3,074)
19	Mini MSCI EAFE Index	Mar. 2018	1,917,005	1,943,225	26,220
18	S&P 500 E-Mini Index	Mar. 2018	2,397,915	2,408,400	10,485
9	TOPIX Index	Mar. 2018	$1,430,815	$1,451,342	20,527

					$43,416

A security with a market value of $299,223 has been segregated with Credit Suisse First Boston Corp. to cover requirements for open futures contracts at December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$59,222,794	$—	$—
Common Stocks
Australia	—	214,498	—
Austria	—	36,161	—
Belgium	—	108,710	—
Brazil	68,779	—	—
Canada	771,528	—	—
China	—	3,097,334	—
Denmark	—	502,974	—
Finland	—	759,399	—
France	—	275,441	—
Germany	—	1,470,227	—
Hong Kong	26,623	1,211,041	—
Hungary	—	218,432	—
India	—	1,049,383	—
Indonesia	—	5,032	—
Ireland	42,088	—	—
Israel	—	328,636	—
Italy	—	549,817	—
Japan	—	3,340,794	—
Luxembourg	—	43,108	—
Mexico	44,388	—	—
Netherlands	46,836	509,557	—
New Zealand	—	39,365	—
Norway	—	40,907	—
Poland	—	154,284	—
Portugal	—	16,546	—
Russia	—	512,769	—
Singapore	—	147,001	—
South Africa	—	54,081	—
South Korea	—	2,450,314	—
Spain	—	1,168,320	—
Sweden	—	374,420	—
Switzerland	—	454,756	—
Taiwan	—	179,059	—
Thailand	—	148,814	—
Turkey	—	627,597	—
United Arab Emirates	—	46,603	—

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
United Kingdom	$—	$1,955,515	$—
United States	88,044	41,254	—
Preferred Stocks
Brazil	38,631	—	—
Germany	—	17,897	—
Russia	—	28,276	—
South Korea	—	52,580	—
Rights
Spain	11,475	—	—
Unaffiliated Exchange Traded Funds	796,110	—	—
U.S. Treasury Obligation	—	299,223	—
Other Financial Instruments*
Futures Contracts	43,416	—	—

Total	$61,200,712	$22,530,125	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (0.1% represents investments purchased with collateral from securities on loan)	70.7%
Banks	3.4
IT Services	2.0
Real Estate Management & Development	1.9
Oil, Gas & Consumable Fuels	1.5
Chemicals	1.5
Pharmaceuticals	1.3
Trading Companies & Distributors	1.3
Airlines	1.2
Insurance	1.0
Unaffiliated Exchange Traded Funds	1.0
Technology Hardware, Storage & Peripherals	0.8
Capital Markets	0.8
Electric Utilities	0.8
Paper & Forest Products	0.7
Semiconductors & Semiconductor Equipment	0.7
Metals & Mining	0.6
Electrical Equipment	0.6
Air Freight & Logistics	0.5
Beverages	0.5
Professional Services	0.5
Textiles, Apparel & Luxury Goods	0.4
Industrial Conglomerates	0.4
Household Durables	0.4
Diversified Financial Services	0.4
Transportation Infrastructure	0.4

Hotels, Restaurants & Leisure	0.4%
U.S. Treasury Obligations	0.4
Automobiles	0.3
Machinery	0.3
Diversified Telecommunication Services	0.3
Construction & Engineering	0.3
Equity Real Estate Investment Trusts (REITs)	0.3
Food Products	0.3
Media	0.2
Electronic Equipment, Instruments & Components	0.2
Wireless Telecommunication Services	0.2
Health Care Equipment & Supplies	0.2
Multiline Retail	0.2
Specialty Retail	0.2
Tobacco	0.1
Food & Staples Retailing	0.1
Gas Utilities	0.1
Software	0.1
Construction Materials	0.1
Consumer Finance	0.1
Personal Products	0.1
Water Utilities	0.1
Household Products	0.1
Building Products	0.0	*
Internet Software & Services	0.0	*

	100.0
Other assets in excess of liabilities	0.0	*

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$57,232	*	Due from/to broker — variation margin futures	$3,074	*
Interest rate contracts	Unaffiliated investments	11,475		—	—
Interest rate contracts	—	—		Due from/to broker — variation margin swaps	10,742	*

Total		$68,707			$13,816

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$1,393,262
Interest rate contracts	(12,486)

Total	$1,380,776

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$(90)	$86,329
Interest rate contracts	—	(10,742)

Total	$(90)	$75,587

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures- Long Positions(1)
$8,439,702

(1)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instruments/transactions assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$53,949	$(53,949)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $53,949:
Affiliated investments (cost $51,140,121)	$59,222,794
Unaffiliated investments (cost $21,854,401)	24,464,627
Foreign currency, at value (cost $86,591)	87,004
Dividends and interest receivable	51,430
Receivable for fund share sold	37,215
Tax reclaim receivable	4,900
Receivable from affiliate	1,315
Prepaid expenses	485

Total Assets	83,869,770

LIABILITIES:
Payable to broker for collateral for securities on loan	56,570
Custodian and accounting fees payable	40,128
Miscellaneous expenses	11,331
Due to broker-variation margin futures	8,185
Management fees payable	8,167
Foreign capital gains tax liability accrued	7,768
Deposit due to broker – futures	6,582
Accrued expenses and other liabilities	5,155
Payable for investments purchased	4,126
Distribution fee payable	1,335
Payable for fund share repurchased	409
Affiliated transfer agent fee payable	365

Total Liabilities	150,121

NET ASSETS	$83,719,649

Net assets were comprised of:
Paid-in capital	$69,051,351
Retained earnings	14,668,298

Net assets, December 31, 2017	$83,719,649

Net asset value and redemption price per share, $83,719,649 / 6,292,024 outstanding shares of beneficial interest	$13.31

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $40,259, of which $1,957 is reimbursable by an affiliate)	$418,394
Affiliated dividend income	94,618
Interest income	4,344
Income from securities lending, net (including affiliated income of $34)	110

517,466

EXPENSES
Management fees	707,096
Distribution fee	179,923
Custodian and accounting fees	137,404
Audit fee	30,248
Legal fees and expenses	11,107
Trustees’ fees	10,200
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,311
Shareholders’ reports	4,448
Miscellaneous	38,592

Total expenses	1,126,329
Less: management fee waivers and/or expense reimbursement	(519,659)
Less: distribution fee waiver	(120,004)

Net expenses	486,666

NET INVESTMENT INCOME (LOSS)	30,800

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,398,508)	2,245,825
Futures transactions	1,380,776
Foreign currency transactions	(26,835)

3,599,766

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $4,923,111) (net of change in foreign capital gains taxes $(7,768))	7,581,980
Futures	75,587
Foreign currencies	568

7,658,135

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES	11,257,901

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,288,701

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$30,800	$(200,630)
Net realized gain (loss) on investment and foreign currency transactions	3,599,766	669,260
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	7,658,135	3,387,909

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,288,701	3,856,539

FUND SHARE TRANSACTIONS:
Fund share sold [1,237,737 and 1,795,809 shares, respectively]	15,172,613	19,441,036
Fund share repurchased [287,897 and 614,298 shares, respectively]	(3,517,232)	(6,580,305)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	11,655,381	12,860,731

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,944,082	16,717,270
NET ASSETS:
Beginning of year	60,775,567	44,058,297

End of year	$83,719,649	$60,775,567

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS — 96.6%	Shares	Value
Australia — 6.2%
AGL Energy Ltd.	39,848	$755,121
Aristocrat Leisure Ltd.	33,121	609,897
Bank of Queensland Ltd.	462,493	4,574,635
Bendigo & Adelaide Bank Ltd.	124,750	1,132,043
BHP Billiton Ltd.	195,620	4,493,570
BHP Billiton PLC	129,967	2,627,972
Caltex Australia Ltd.	16,007	424,045
CIMIC Group Ltd.	42,452	1,697,887
Cochlear Ltd.	3,566	475,357
Commonwealth Bank of Australia	106,188	6,627,034
Computershare Ltd.	31,178	395,018
CSL Ltd.	4,974	546,612
Fortescue Metals Group Ltd.	1,451,125	5,491,592
Goodman Group, REIT	109,084	714,772
GPT Group (The), REIT	1,101,298	4,380,773
Macquarie Group Ltd.	95,009	7,348,461
Medibank Private Ltd.	172,771	442,439
Mirvac Group, REIT	232,031	424,339
Qantas Airways Ltd.	84,294	330,521
Ramsay Health Care Ltd.	8,726	476,496
Sonic Healthcare Ltd.	45,738	813,379
South32 Ltd.	334,275	906,069
Stockland, REIT	1,567,786	5,468,967
Sydney Airport	70,686	387,862
Transurban Group	41,817	404,707
Treasury Wine Estates Ltd.	46,155	572,736
Wesfarmers Ltd.	158,710	5,487,862

		58,010,166

Austria — 0.7%
OMV AG	75,167	4,756,102
Raiffeisen Bank International AG*	10,011	362,256
voestalpine AG	20,170	1,204,206

		6,322,564

Belgium — 0.9%
Ageas	11,644	568,804
Anheuser-Busch InBev SA/NV	3,922	437,856
KBC Group NV	81,912	6,979,982

		7,986,642

China — 0.3%
Yangzijiang Shipbuilding Holdings Ltd.	2,772,600	3,040,220

Denmark — 1.8%
AP Moller – Maersk A/S (Class A Stock)	235	391,519
Danske Bank A/S	46,996	1,829,178
DSV A/S	12,099	952,020
H. Lundbeck A/S	7,118	360,961
Novo Nordisk A/S (Class B Stock)	202,714	10,892,937
Orsted A/S, 144A	11,639	634,428
TDC A/S	60,180	369,668
Tryg A/S	16,219	405,719
Vestas Wind Systems A/S	12,188	842,195

		16,678,625

Finland — 0.3%
Orion OYJ (Class B Stock)	9,389	350,069
Sampo OYJ (Class A Stock)	27,551	1,512,054

COMMON STOCKS (continued)	Shares	Value
Finland (continued)
UPM-Kymmene OYJ	32,496	$1,008,830

		2,870,953

France — 8.5%
Arkema SA	4,196	510,882
Atos SE	5,873	853,874
AXA SA	124,679	3,694,632
BNP Paribas SA	68,666	5,107,954
CNP Assurances	16,233	374,451
Danone SA	29,041	2,433,365
Eiffage SA	3,412	373,413
Kering	4,769	2,244,891
Klepierre SA, REIT	137,207	6,030,830
LVMH Moet Hennessy Louis Vuitton SE	36,213	10,628,679
Natixis SA	893,346	7,056,086
Orange SA	421,925	7,312,289
Peugeot SA	31,658	643,012
Safran SA	19,961	2,058,884
Sanofi	129,912	11,184,349
Schneider Electric SE*	35,499	3,009,615
SCOR SE	96,512	3,879,148
Thales SA	6,519	701,572
TOTAL SA	139,221	7,684,969
Unibail-Rodamco SE, REIT	4,703	1,183,516
Vinci SA	30,425	3,106,130

		80,072,541

Germany — 7.5%
adidas AG	20,459	4,091,579
Allianz SE	39,691	9,083,175
BASF SE	57,030	6,252,264
Bayer AG	50,810	6,313,796
Bayerische Motoren Werke AG	50,062	5,190,522
Covestro AG, 144A	75,683	7,792,792
Daimler AG	44,929	3,799,207
Deutsche Lufthansa AG	211,289	7,759,295
Deutsche Post AG	59,247	2,816,213
Deutsche Telekom AG	129,034	2,280,855
Fraport AG Frankfurt Airport Services Worldwide	14,155	1,554,763
Fresenius Medical Care AG & Co. KGaA	29,610	3,109,330
Fresenius SE & Co. KGaA	25,217	1,961,166
Henkel AG & Co. KGaA	6,295	753,806
Innogy SE, 144A	8,801	344,441
Linde AG*	11,152	2,614,734
METRO AG*	18,806	374,590
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,653	1,004,812
SAP SE	13,430	1,502,482
Siemens AG	6,709	928,910
TUI AG	26,541	549,856
United Internet AG	5,664	388,103
Volkswagen AG	1,997	403,012

		70,869,703

Hong Kong — 4.5%
AIA Group Ltd.	756,200	6,431,971
Bank of East Asia Ltd. (The)	407,800	1,763,618
CK Asset Holdings Ltd.	170,000	1,481,919

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Hong Kong (continued)
CK Hutchison Holdings Ltd.	310,500	$3,890,659
Galaxy Entertainment Group Ltd. (Class L Stock)	943,000	7,528,716
Hang Seng Bank Ltd.	231,200	5,735,825
Henderson Land Development Co. Ltd.	72,000	473,400
Jardine Matheson Holdings Ltd.	39,200	2,378,362
Kerry Properties Ltd.	660,000	2,964,916
Sino Land Co. Ltd.	204,000	360,898
WH Group Ltd., 144A	6,138,000	6,917,725
Wharf Holdings Ltd. (The)	528,000	1,820,804
Wharf Real Estate Investment Co. Ltd.*	78,000	519,145

		42,267,958

Israel — 0.9%
Bank Leumi Le-Israel BM	502,291	3,023,390
Check Point Software Technologies Ltd.*(a)	29,700	3,077,514
Mizrahi Tefahot Bank Ltd.	76,948	1,417,392
Nice Ltd.	7,913	723,062

		8,241,358

Italy — 3.1%
Enel SpA	1,546,159	9,507,726
Ferrari NV	7,468	782,497
Intesa Sanpaolo SpA	828,973	2,750,409
Mediobanca SpA	518,299	5,872,693
Poste Italiane SpA, 144A	49,467	372,434
Recordati SpA	72,313	3,213,545
Telecom Italia SpA*	7,171,704	6,193,451

		28,692,755

Japan — 24.6%
Aisin Seiki Co. Ltd.	94,900	5,316,544
Alfresa Holdings Corp.	120,700	2,827,092
ANA Holdings, Inc.	9,200	383,792
Aozora Bank Ltd.	115,100	4,466,146
Asahi Group Holdings Ltd.	24,800	1,230,566
Asahi Kasei Corp.	77,000	990,944
Astellas Pharma, Inc.	138,300	1,756,863
Brother Industries Ltd.	14,800	363,777
Canon, Inc.(a)	132,800	4,947,875
Central Japan Railway Co.	33,400	5,977,284
Concordia Financial Group Ltd.	75,500	454,092
Dai Nippon Printing Co. Ltd.	18,300	407,418
Daiichi Sankyo Co. Ltd.	34,700	902,272
Daito Trust Construction Co. Ltd.	4,500	916,790
Daiwa House Industry Co. Ltd.	191,200	7,332,021
Disco Corp.	1,700	376,787
Don Quijote Holdings Co. Ltd.	7,900	411,826
East Japan Railway Co.	21,100	2,057,635
FUJIFILM Holdings Corp.	81,600	3,329,685
Fujitsu Ltd.	121,000	857,833
Hikari Tsushin, Inc.	6,400	918,877
Hitachi Ltd.	1,149,000	8,914,172
Honda Motor Co. Ltd.	109,500	3,736,961
ITOCHU Corp.	457,500	8,528,495
J Front Retailing Co. Ltd.	123,900	2,328,347
Japan Post Bank Co. Ltd.	451,900	5,869,159
Japan Tobacco, Inc.(a)	45,200	1,455,581
JFE Holdings, Inc.	121,000	2,891,588

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
JXTG Holdings, Inc.	193,400	$1,242,848
Kajima Corp.	188,000	1,806,285
Kamigumi Co. Ltd.	17,000	375,689
Kansai Electric Power Co., Inc. (The)	46,400	567,474
Kao Corp.	25,700	1,736,539
KDDI Corp.	248,000	6,160,205
Kirin Holdings Co. Ltd.	53,800	1,355,836
Koito Manufacturing Co. Ltd.	7,100	497,095
Komatsu Ltd.	134,500	4,860,792
Kose Corp.	2,300	358,402
Kyocera Corp.	19,600	1,279,625
Kyushu Electric Power Co., Inc.	33,300	348,803
Makita Corp.	9,300	390,019
Marubeni Corp.	844,000	6,101,858
Mebuki Financial Group, Inc.	85,000	359,087
Medipal Holdings Corp.	18,000	351,425
MINEBEA MITSUMI, Inc.	23,700	494,315
MISUMI Group, Inc.	17,000	493,546
Mitsubishi Chemical Holdings Corp.	724,200	7,924,147
Mitsubishi Corp.	114,200	3,148,925
Mitsubishi Electric Corp.	117,500	1,947,278
Mitsubishi Gas Chemical Co., Inc.	15,800	452,433
Mitsubishi Tanabe Pharma Corp.	16,400	338,006
Mitsui & Co. Ltd.	210,900	3,421,521
Mitsui Chemicals, Inc.	109,600	3,514,595
Nexon Co. Ltd.*	141,300	4,097,740
NH Foods Ltd.	179,000	4,360,307
Nippon Electric Glass Co. Ltd.	116,400	4,430,341
Nippon Steel & Sumitomo Metal Corp.	46,300	1,182,934
Nippon Telegraph & Telephone Corp.	160,900	7,564,570
Nomura Holdings, Inc.	221,800	1,300,138
Obayashi Corp.	433,700	5,239,152
Obic Co. Ltd.	5,300	389,271
Olympus Corp.	18,000	688,590
Omron Corp.	11,800	701,852
Oriental Land Co. Ltd.	13,800	1,255,519
ORIX Corp.	291,300	4,911,574
Panasonic Corp.	52,000	758,884
Recruit Holdings Co. Ltd.	67,700	1,680,988
Resona Holdings, Inc.	136,700	814,564
Sekisui Chemical Co. Ltd.	24,400	488,496
Shin-Etsu Chemical Co. Ltd.	13,000	1,317,199
Shionogi & Co. Ltd.	18,400	994,242
SMC Corp.	3,700	1,518,422
Sony Corp.	185,900	8,343,725
Stanley Electric Co. Ltd.	62,300	2,520,814
Start Today Co. Ltd.	13,500	409,767
Sumitomo Chemical Co. Ltd.	99,000	708,409
Sumitomo Corp.	72,700	1,233,120
Sumitomo Heavy Industries Ltd.	9,000	379,221
Sumitomo Mitsui Financial Group, Inc.	16,700	719,845
Sumitomo Realty & Development Co. Ltd.	22,000	722,018
Suzuki Motor Corp.	139,300	8,063,193
Taisei Corp.	97,000	4,823,898
Takashimaya Co. Ltd.	66,000	693,738
Teijin Ltd.	216,400	4,808,388
THK Co. Ltd.	9,500	355,108
Toho Co. Ltd.	80,200	2,776,116
Tohoku Electric Power Co., Inc.	29,700	379,177

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Tokyo Electron Ltd.	43,600	$7,864,980
Toppan Printing Co. Ltd.	39,000	352,292
Tosoh Corp.	20,000	451,204
Toyota Industries Corp.	10,300	660,219
Toyota Motor Corp.	160,000	10,196,800
Toyota Tsusho Corp.	13,100	526,269
USS Co. Ltd.	17,000	359,495
Yamaha Motor Co. Ltd.	17,900	586,373

		231,106,122

Luxembourg — 0.7%
ArcelorMittal*	194,533	6,311,269

Netherlands — 3.7%
ABN AMRO Group NV, CVA, 144A	210,840	6,797,648
ASML Holding NV	22,557	3,921,714
ING Groep NV	238,601	4,379,923
Koninklijke Ahold Delhaize NV	25,052	550,716
Koninklijke DSM NV	11,121	1,062,318
Koninklijke KPN NV	219,290	765,601
NN Group NV	20,397	882,240
Randstad Holding NV	5,867	359,993
Royal Dutch Shell PLC (Class A Stock)	263,099	8,783,067
Royal Dutch Shell PLC (Class B Stock)	223,765	7,535,054

		35,038,274

Norway — 0.9%
Marine Harvest ASA*	348,424	5,892,088
Orkla ASA	49,638	526,018
Statoil ASA	31,213	668,221
Telenor ASA	45,922	983,043

		8,069,370

Portugal — 0.4%
EDP – Energias de Portugal SA	526,984	1,822,915
Galp Energia SGPS SA	126,982	2,333,002

		4,155,917

Singapore — 1.8%
DBS Group Holdings Ltd.	109,700	2,029,042
Genting Singapore PLC	5,691,500	5,558,546
Golden Agri-Resources Ltd.	3,239,900	894,444
Oversea-Chinese Banking Corp. Ltd.	854,300	7,892,225
Singapore Airlines Ltd.	46,300	368,772
United Overseas Bank Ltd.	25,400	500,711

		17,243,740

Spain — 3.4%
Abertis Infraestructuras SA	44,170	982,765
Aena SME SA, 144A	4,234	856,872
Amadeus IT Group SA	92,527	6,658,455
Banco Santander SA	174,475	1,143,896
Bankinter SA	41,039	388,216
CaixaBank SA	219,633	1,021,032
Enagas SA	14,256	407,713
Endesa SA(a)	110,185	2,356,611
Gas Natural SDG SA	21,958	506,756
Iberdrola SA	784,968	6,076,648
Red Electrica Corp. SA	27,766	623,268
Repsol SA	420,619	7,426,617

COMMON STOCKS (continued)	Shares	Value
Spain (continued)
Siemens Gamesa Renewable Energy SA	242,451	$3,319,995

		31,768,844

Sweden — 3.3%
Atlas Copco AB (Class A Stock)	162,187	6,999,355
Atlas Copco AB (Class B Stock)	23,834	913,488
Boliden AB	16,793	574,282
ICA Gruppen AB	9,961	361,873
Sandvik AB	333,688	5,841,106
Skandinaviska Enskilda Banken AB (Class A Stock)	93,329	1,095,906
Swedbank AB (Class A Stock)	59,483	1,435,015
Swedish Match AB	166,162	6,545,399
Volvo AB (Class B Stock)	410,930	7,652,293

		31,418,717

Switzerland — 7.2%
Baloise Holding AG	20,399	3,170,933
Chocoladefabriken Lindt & Spruengli AG	6	434,198
Coca-Cola HBC AG*	72,634	2,372,081
Kuehne + Nagel International AG	3,284	581,003
Lonza Group AG*	4,517	1,218,263
Nestle SA	134,879	11,596,392
Novartis AG	145,357	12,232,156
Partners Group Holding AG(a)	8,986	6,157,147
Roche Holding AG	55,762	14,099,721
Schindler Holding AG	10,122	2,327,964
STMicroelectronics NV	67,155	1,464,918
Swiss Life Holding AG*	18,241	6,447,721
Swiss Re AG	20,148	1,884,256
Swisscom AG	1,629	866,233
Zurich Insurance Group AG	9,428	2,866,523

		67,719,509

United Kingdom — 15.9%
3i Group PLC	60,385	743,405
Anglo American PLC	388,865	8,087,977
AstraZeneca PLC	78,672	5,428,797
Barratt Developments PLC	62,967	549,289
Berkeley Group Holdings PLC	18,494	1,046,126
BP PLC	916,009	6,426,052
British American Tobacco PLC	118,577	8,015,644
British Land Co. PLC (The), REIT	56,826	529,240
Coca-Cola European Partners PLC	13,229	527,369
Diageo PLC	151,336	5,547,113
Direct Line Insurance Group PLC	1,040,613	5,354,766
Fiat Chrysler Automobiles NV*	66,100	1,180,100
GlaxoSmithKline PLC	123,934	2,194,766
HSBC Holdings PLC	1,209,531	12,492,097
Imperial Brands PLC	58,863	2,510,775
Intertek Group PLC	76,951	5,381,450
J Sainsbury PLC	1,845,890	6,010,811
Legal & General Group PLC	1,864,784	6,865,339
Lloyds Banking Group PLC	9,299,253	8,527,236
London Stock Exchange Group PLC	19,528	998,792
National Grid PLC	208,117	2,453,387
Next PLC	9,198	560,610
Persimmon PLC	191,389	7,070,718
Reckitt Benckiser Group PLC	5,142	479,714

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United Kingdom (continued)
Rio Tinto Ltd.	26,190	$1,539,842
Rio Tinto PLC	75,976	3,985,510
Royal Mail PLC	318,550	1,946,209
Sage Group PLC (The)	66,013	709,671
Schroders PLC	42,156	1,995,503
Smith & Nephew PLC	366,849	6,347,618
SSE PLC	91,238	1,622,007
Tate & Lyle PLC	361,751	3,428,840
Taylor Wimpey PLC	734,591	2,043,782
Tesco PLC	508,660	1,439,062
Unilever NV, CVA	190,474	10,724,226
Unilever PLC	76,610	4,249,251
Vodafone Group PLC	1,632,065	5,158,939
Wm Morrison Supermarkets PLC	1,800,000	5,346,831

		149,518,864

United States — 0.0%
QIAGEN NV*	13,152	410,217

TOTAL COMMON STOCKS (cost $796,392,857)		907,814,328

PREFERRED STOCK — 0.9%
Germany
Volkswagen AG (PRFC), 0.206% (cost $6,696,874)	44,630	8,864,969

UNAFFILIATED EXCHANGE TRADED FUND — 0.5%
iShares MSCI EAFE ETF(a) (cost $4,367,142)	62,571	4,399,367

TOTAL LONG-TERM INVESTMENTS (cost $807,456,873)		921,078,664

SHORT-TERM INVESTMENTS — 3.3%
AFFILIATED MUTUAL FUNDS — 3.2%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	9,111,775	9,111,775
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $20,781,669; includes $20,753,433 of cash collateral for securities on loan)(b)(w)	20,780,456	20,780,456

TOTAL AFFILIATED MUTUAL FUNDS (cost $29,893,444)		29,892,231

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS(n) — 0.1%
U.S. Treasury Bills(k)
1.304%	03/15/18	200	$199,482
1.324%	03/15/18	650	648,316

TOTAL U.S. TREASURY OBLIGATIONS (cost $847,733)			847,798

TOTAL SHORT-TERM INVESTMENTS (cost $30,741,177)			30,740,029

TOTAL INVESTMENTS — 101.3% (cost $838,198,050)			951,818,693
Liabilities in excess of other assets(z) — (1.3)%			(12,270,066)

NET ASSETS — 100.0%			$939,548,627

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $19,933,506; cash collateral of $20,753,433 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
175	Mini MSCI EAFE Index	Mar. 2018	$17,656,625	$17,898,125	$241,500

Securities with a combined market value of $847,798 have been segregated with Credit Suisse First Boston Corp. to cover requirements for open futures contracts at December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$58,010,166	$—
Austria	—	6,322,564	—
Belgium	—	7,986,642	—
China	—	3,040,220	—
Denmark	—	16,678,625	—
Finland	—	2,870,953	—
France	—	80,072,541	—
Germany	—	70,869,703	—
Hong Kong	519,145	41,748,813	—
Israel	3,077,514	5,163,844	—
Italy	—	28,692,755	—
Japan	—	231,106,122	—
Luxembourg	—	6,311,269	—
Netherlands	—	35,038,274	—
Norway	—	8,069,370	—
Portugal	—	4,155,917	—
Singapore	—	17,243,740	—
Spain	—	31,768,844	—
Sweden	—	31,418,717	—
Switzerland	—	67,719,509	—
United Kingdom	—	149,518,864	—
United States	—	410,217	—
Preferred Stock
Germany	—	8,864,969	—
Unaffiliated Exchange Traded Fund	4,399,367	—	—
Affiliated Mutual Funds	29,892,231	—	—
U.S. Treasury Obligations	—	847,798	—
Other Financial Instruments*
Futures Contracts	241,500	—	—

Total	$38,129,757	$913,930,436	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Banks	11.4%
Pharmaceuticals	7.5
Insurance	5.9
Oil, Gas & Consumable Fuels	5.1
Automobiles	4.6
Metals & Mining	4.2
Chemicals	4.1
Food Products	3.9
Machinery	3.7
Affiliated Mutual Funds (2.2% represents investments purchased with collateral from securities on loan)	3.2
Diversified Telecommunication Services	2.8
Capital Markets	2.7
Electric Utilities	2.5
Trading Companies & Distributors	2.5
Household Durables	2.2
Food & Staples Retailing	2.1
Equity Real Estate Investment Trusts (REITs)	2.0
Tobacco	2.0
Personal Products	1.8
Construction & Engineering	1.8
Textiles, Apparel & Luxury Goods	1.8
Real Estate Management & Development	1.8
Hotels, Restaurants & Leisure	1.6
Electronic Equipment, Instruments & Components	1.6
Semiconductors & Semiconductor Equipment	1.4
Beverages	1.3
Wireless Telecommunication Services	1.2
Software	1.1
Health Care Providers & Services	1.0

IT Services	1.0%
Electrical Equipment	1.0
Auto Components	1.0
Road & Rail	1.0
Airlines	0.9
Technology Hardware, Storage & Peripherals	0.9
Health Care Equipment & Supplies	0.8
Professional Services	0.8
Industrial Conglomerates	0.8
Diversified Financial Services	0.5
Air Freight & Logistics	0.5
Transportation Infrastructure	0.5
Unaffiliated Exchange Traded Fund	0.5
Multiline Retail	0.4
Multi-Utilities	0.4
Media	0.3
Aerospace & Defense	0.3
Life Sciences Tools & Services	0.2
Specialty Retail	0.1
Household Products	0.1
Paper & Forest Products	0.1
Marine	0.1
U.S. Treasury Obligations	0.1
Commercial Services & Supplies	0.1
Biotechnology	0.1
Gas Utilities	0.0	*
Internet & Direct Marketing Retail	0.0	*
Internet Software & Services	0.0	*

	101.3
Liabilities in excess of other assets	(1.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$241,500	*	—	$—

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$77,381	$3,801,912

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$281,275

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)
$18,112,811

(1)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$19,933,506	$(19,933,506)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $19,933,506:
Unaffiliated investments (cost $808,304,606)	$921,926,462
Affiliated investments (cost $29,893,444)	29,892,231
Foreign currency, at value (cost $4,780,672)	4,785,875
Tax reclaim receivable	2,998,570
Receivable for fund share sold	1,305,397
Dividends receivable	1,177,261
Receivable from affiliate	108,649
Due from broker-variation margin futures	1,750
Prepaid expenses	6,390

Total Assets	962,202,585

LIABILITIES:
Payable to broker for collateral for securities on loan	20,753,433
Payable for fund share repurchased	1,475,015
Management fees payable	272,190
Accrued expenses and other liabilities	111,136
Distribution fee payable	38,603
Payable for investments purchased	3,216
Affiliated transfer agent fee payable	365

Total Liabilities	22,653,958

NET ASSETS	$939,548,627

Net assets were comprised of:
Paid-in capital	$749,401,081
Retained earnings	190,147,546

Net assets, December 31, 2017	$939,548,627

Net asset value and redemption price per share, $939,548,627 / 73,571,786 outstanding shares of beneficial interest	$12.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $2,624,980, of which $323,178 is reimbursable by an affiliate)	$26,566,178
Income from securities lending, net (including affiliated income of $75,438)	332,356
Affiliated dividend income	116,827

27,015,361

EXPENSES
Management fees	6,375,891
Distribution fee	2,213,840
Custodian and accounting fees	291,127
Audit fee	36,048
Trustees’ fees	18,165
Legal fees and expenses	14,765
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,255
Shareholders’ reports	5,465
Miscellaneous	74,892

Total expenses	9,037,448
Less: management fee waivers and/or expense reimbursement	(225,209)

Net expenses	8,812,239

NET INVESTMENT INCOME (LOSS)	18,203,122

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(6,272))	69,334,952
Futures transactions	3,801,912
Foreign currency transactions	273,284

73,410,148

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(998))	99,675,703
Futures	281,275
Foreign currencies	290,741

100,247,719

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	173,657,867

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$191,860,989

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$18,203,122	$17,769,317
Net realized gain (loss) on investment and foreign currency transactions	73,410,148	(38,987,091)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	100,247,719	22,567,842

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	191,860,989	1,350,068

FUND SHARE TRANSACTIONS:
Fund share sold [5,562,507 and 7,169,543 shares, respectively]	60,689,938	69,768,746
Fund share repurchased [6,555,695 and 13,587,765 shares, respectively]	(77,415,914)	(131,781,728)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(16,725,976)	(62,012,982)

CAPITAL CONTRIBUTIONS	—	16,823

TOTAL INCREASE (DECREASE) IN NET ASSETS	175,135,013	(60,646,091)
NET ASSETS:
Beginning of year	764,413,614	825,059,705

End of year	$939,548,627	$764,413,614

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 98.1%
COMMON STOCKS — 72.6%	Shares	Value
Aerospace & Defense — 1.5%
Airbus SE (France)	262	$26,039
Astrotech Corp.*	908	3,042
Axon Enterprise, Inc.*	754	19,981
BAE Systems PLC (United Kingdom)	2,458	18,991
Boeing Co. (The)	1,111	327,645
BWX Technologies, Inc.	60	3,629
CAE, Inc. (Canada)	400	7,430
Cobham PLC (United Kingdom)*	15,335	26,092
Dassault Aviation SA (France)	42	65,304
Hanwha Techwin Co. Ltd. (South Korea)*	455	15,105
KLX, Inc.*	323	22,045
Leonardo SpA (Italy)	2,528	30,041
Meggitt PLC (United Kingdom)	5,470	35,519
Northrop Grumman Corp.	43	13,197
Orbital ATK, Inc.	75	9,863
Raytheon Co.	6	1,127
Rockwell Collins, Inc.	273	37,024
Rolls-Royce Holdings PLC (United Kingdom)*	199,502	269
Rolls-Royce Holdings PLC (United Kingdom)*	4,683	53,446
Safran SA (France)	111	11,449
Teledyne Technologies, Inc.*	20	3,623
Textron, Inc.	41	2,320
Thales SA (France)	544	58,545
United Technologies Corp.	574	73,225
Zodiac Aerospace (France)	1,363	40,740

		905,691

Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.(a)	367	32,696
FedEx Corp.	9	2,246
SG Holdings Co. Ltd. (Japan)*	400	8,130
Sinotrans Ltd. (China) (Class H Stock)	14,000	6,849
United Parcel Service, Inc. (Class B Stock)	957	114,027

		163,948

Airlines — 0.6%
Air Arabia PJSC (United Arab Emirates)	17,527	5,912
Alaska Air Group, Inc.	445	32,712
American Airlines Group, Inc.	3,218	167,433
Delta Air Lines, Inc.	1,706	95,536
Flybe Group PLC (United Kingdom)*	3,722	1,576
JetBlue Airways Corp.*	947	21,157
Ryanair Holdings PLC (Ireland), ADR*	311	32,403
Spirit Airlines, Inc.*	303	13,590
United Continental Holdings, Inc.*	91	6,133

		376,452

Auto Components — 0.7%
Aptiv PLC	136	11,537
Autoliv, Inc. (Sweden)	244	31,008
Bridgestone Corp. (Japan)	300	13,885
CIE Automotive SA (Spain)	235	6,811
Dometic Group AB (Sweden), 144A	946	9,635
Hyundai Mobis Co. Ltd. (South Korea)	74	18,183
Koito Manufacturing Co. Ltd. (Japan)	700	49,009
Leoni AG (Germany)	127	9,463

COMMON STOCKS (continued)	Shares	Value
Auto Components (continued)
Magna International, Inc. (Canada)	2,176	$123,314
Musashi Seimitsu Industry Co. Ltd. (Japan)	400	12,725
NGK Spark Plug Co. Ltd. (Japan)	300	7,271
Nifco, Inc. (Japan)	200	13,615
Nippon Seiki Co. Ltd. (Japan)	600	12,871
Press Kogyo Co. Ltd. (Japan)	2,200	13,275
S&T Motiv Co. Ltd. (South Korea)	85	3,717
Stanley Electric Co. Ltd. (Japan)	600	24,278
Sumitomo Rubber Industries Ltd. (Japan)	2,000	37,067
Workhorse Group, Inc.*	1,449	3,709

		401,373

Automobiles — 0.6%
Astra International Tbk PT (Indonesia)	17,900	10,934
Bayerische Motoren Werke AG (Germany)	147	15,241
Ferrari NV (Italy)	158	16,565
Honda Motor Co. Ltd. (Japan)	1,800	61,430
Maruti Suzuki India Ltd. (India)	72	10,963
Mitsubishi Motors Corp. (Japan)	5,100	36,690
Suzuki Motor Corp. (Japan)	500	28,942
Tata Motors Ltd. (India)*	667	4,501
Tesla, Inc.*(a)	326	101,500
Toyota Motor Corp. (Japan)	1,100	70,103

		356,869

Banks — 5.6%
ABN AMRO Group NV (Netherlands), GDR, 144A	1,342	43,267
Axis Bank Ltd. (India)	2,354	20,768
Axis Bank Ltd. (India), GDR	852	37,232
Banco Santander Chile (Chile), ADR	420	13,133
Bank Central Asia Tbk PT (Indonesia)	39,800	64,215
Bank of Ireland Group PLC (Ireland)*	2,169	18,482
Bank of the Ryukyus Ltd. (Japan)	400	5,991
BankUnited, Inc.	784	31,924
Barclays Africa Group Ltd. (South Africa)	1,931	28,288
BDO Unibank, Inc. (Philippines)	1,585	5,201
BNP Paribas SA (France)	1,325	98,565
Boston Private Financial Holdings, Inc.	1,626	25,122
CIT Group, Inc.	282	13,883
Citigroup, Inc.	2,403	178,807
Commerzbank AG (Germany)*	2,104	31,386
Credicorp Ltd. (Peru)	106	21,988
DNB ASA (Norway)	1,430	26,471
East West Bancorp, Inc.	82	4,988
Erste Group Bank AG (Austria)*	2,888	125,153
Farmers Capital Bank Corp.	551	21,214
Fifth Third Bancorp	2,384	72,331
FinecoBank Banca Fineco SpA (Italy)	1,049	10,715
First Abu Dhabi Bank PJSC (United Arab Emirates)	12,911	36,002
First Internet Bancorp	513	19,571
First Republic Bank	648	56,143
Fukuoka Financial Group, Inc. (Japan)	2,000	11,191
Grupo Aval Acciones y Valores SA (Colombia), ADR	438	3,723
Grupo Financiero Santander Mexico SAB de CV (Mexico) (Class B Stock), ADR	4,353	31,820
HDFC Bank Ltd. (India)	272	7,983

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Home BancShares, Inc.	1,071	$24,901
HSBC Holdings PLC (United Kingdom) (QMTF)	3,293	34,010
ICICI Bank Ltd. (India)	1,956	9,586
ING Groep NV (Netherlands)	1,779	32,657
JPMorgan Chase & Co.	6,286	672,225
KBC Group NV (Belgium)	246	20,962
KeyCorp	4,121	83,121
Lloyds Banking Group PLC (United Kingdom)	72,433	66,420
Mitsubishi UFJ Financial Group, Inc. (Japan)	9,900	72,052
National Bank of Canada (Canada)	785	39,169
Nordea Bank AB (Sweden)	4,564	55,261
OTP Bank PLC (Hungary)	120	4,956
Pinnacle Financial Partners, Inc.	225	14,918
PNC Financial Services Group, Inc. (The)	715	103,167
Popular, Inc. (Puerto Rico)	698	24,772
Preferred Bank	214	12,579
Prosperity Bancshares, Inc.	444	31,111
Republic First Bancorp, Inc.*	2,762	23,339
Royal Bank of Scotland Group PLC (United Kingdom)*	13,708	51,402
Sberbank of Russia PJSC (Russia), ADR	2,343	39,668
Signature Bank*	268	36,786
Sumitomo Mitsui Financial Group, Inc. (Japan)	500	21,552
SVB Financial Group*	60	14,026
Svenska Handelsbanken AB (Sweden) (Class A Stock)	1,623	22,181
TCF Financial Corp.	1,127	23,104
Texas Capital Bancshares, Inc.*	102	9,068
U.S. Bancorp	3,047	163,258
UniCredit SpA (Italy)*	2,593	48,370
United Overseas Bank Ltd. (Singapore)	2,600	51,254
Van Lanschot Kempen NV (Netherlands)	329	10,316
Webster Financial Corp.	252	14,152
Wells Fargo & Co.	6,275	380,704
Yes Bank Ltd. (India)	4,010	19,756

		3,296,360

Beverages — 0.6%
Anheuser-Busch InBev SA/NV (Belgium)	354	39,521
Baron de Ley (Spain)*	32	4,236
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	400	14,595
Coca-Cola Co. (The)	693	31,795
Constellation Brands, Inc. (Class A Stock)	52	11,886
Diageo PLC (United Kingdom)	902	33,062
Dr. Pepper Snapple Group, Inc.	443	42,998
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	500	53,514
Monster Beverage Corp.*	72	4,557
PepsiCo, Inc.	838	100,493

		336,657

Biotechnology — 1.4%
3SBio, Inc. (China), 144A*	4,500	8,821
Abcam PLC (United Kingdom)	1,537	21,864

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
ACADIA Pharmaceuticals, Inc.*	459	$13,820
Alexion Pharmaceuticals, Inc.*	505	60,393
Alkermes PLC*	507	27,748
Alnylam Pharmaceuticals, Inc.*	214	27,189
Anavex Life Sciences Corp.*	2,244	7,226
Biogen, Inc.*	269	85,695
BioMarin Pharmaceutical, Inc.*	273	24,343
Bioverativ, Inc.*	395	21,298
Bluebird Bio, Inc.*	84	14,960
Calyxt, Inc.*	50	1,102
Celgene Corp.*	163	17,011
Eagle Pharmaceuticals, Inc.*	170	9,081
Genus PLC (United Kingdom)	209	7,146
Gilead Sciences, Inc.	839	60,106
Grifols SA (Spain)	352	10,292
Grifols SA (Spain), ADR	2,940	67,385
Incyte Corp.*	248	23,488
Ionis Pharmaceuticals, Inc.*	344	17,303
Juno Therapeutics, Inc.*	183	8,365
Neurocrine Biosciences, Inc.*	314	24,363
Puma Biotechnology, Inc.*	58	5,733
Radius Health, Inc.*	292	9,277
Recro Pharma, Inc.*	773	7,150
Regeneron Pharmaceuticals, Inc.*	3	1,128
Sarepta Therapeutics, Inc.*	300	16,692
Seattle Genetics, Inc.*	262	14,017
Shire PLC	1,329	68,870
Shire PLC, ADR	7	1,086
TESARO, Inc.*	128	10,607
United Therapeutics Corp.*	144	21,305
Vertex Pharmaceuticals, Inc.*	825	123,635

		838,499

Building Products — 0.4%
DIRTT Environmental Solutions (Canada)*	1,416	7,593
Fortune Brands Home & Security, Inc.	764	52,288
Inwido AB (Sweden)	366	3,732
Johnson Controls International PLC	3,817	145,466
Lindab International AB (Sweden)	559	4,649
Sanwa Holdings Corp. (Japan)	1,200	16,491
Tarkett SA (France)	150	6,291
Tyman PLC (United Kingdom)	1,648	8,058

		244,568

Capital Markets — 2.4%
Ameriprise Financial, Inc.	109	18,472
Avanza Bank Holding AB (Sweden)	180	7,547
Banca Generali SpA (Italy)	252	8,374
Bank of New York Mellon Corp. (The)	3,344	180,108
BT Investment Management Ltd. (Australia)	968	8,496
Cboe Global Markets, Inc.	372	46,347
Charles Schwab Corp. (The)	425	21,832
GAM Holding AG (Switzerland)*	275	4,437
Intercontinental Exchange, Inc.	1,742	122,916
Intermediate Capital Group PLC (United Kingdom)	856	13,217
Investec PLC (South Africa)	3,927	28,275
IP Group PLC (United Kingdom)*	2,657	5,083
Julius Baer Group Ltd. (Switzerland)*	821	50,206

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Legg Mason, Inc.	200	$8,396
London Stock Exchange Group PLC (United Kingdom)	243	12,429
Morgan Stanley	5,799	304,274
Nasdaq, Inc.	9	691
Rathbone Brothers PLC (United Kingdom)	132	4,545
S&P Global, Inc.	225	38,115
Saigon Securities, Inc. (Vietnam)	2,063	2,615
SEI Investments Co.	324	23,283
State Street Corp.	1,932	188,583
TD Ameritrade Holding Corp.	3,636	185,909
UBS Group AG (Switzerland)*	6,319	116,097
Vostok New Ventures Ltd. (Sweden), SDR*	801	6,090

		1,406,337

Chemicals — 1.8%
Agrium, Inc. (Canada)	55	6,325
Air Liquide SA (France)	319	40,103
Air Products & Chemicals, Inc.	543	89,095
Air Water, Inc. (Japan)	400	8,420
Akzo Nobel NV (Netherlands)	478	41,942
Albemarle Corp.	20	2,558
Axalta Coating Systems Ltd.*	151	4,886
BASF SE (Germany)	80	8,770
Calgon Carbon Corp.	695	14,804
Celanese Corp. (Class A Stock)	300	32,124
CF Industries Holdings, Inc.	1,263	53,728
Corbion NV (Netherlands)	140	4,535
Croda International PLC (United Kingdom)	126	7,511
Denka Co. Ltd. (Japan)	200	7,981
DIC Corp. (Japan)	1,200	45,145
DowDuPont, Inc.	1,346	95,862
Ecolab, Inc.	88	11,808
Fufeng Group Ltd. (China)*	12,000	7,826
GCP Applied Technologies, Inc.*	708	22,585
Incitec Pivot Ltd. (Australia)	12,485	37,830
Johnson Matthey PLC (United Kingdom)	51	2,113
JSR Corp. (Japan)	300	5,893
Kansai Paint Co. Ltd. (Japan)	700	18,164
Koninklijke DSM NV (Netherlands)	555	53,016
Linde AG (Germany)*	119	27,901
Nippon Shokubai Co. Ltd. (Japan)	500	33,705
Nippon Soda Co. Ltd. (Japan)	1,000	6,649
NOF Corp. (Japan)	300	8,035
Orion Engineered Carbons SA (Luxembourg)	95	2,432
PPG Industries, Inc.	237	27,686
Praxair, Inc.	233	36,040
RPM International, Inc.	1,773	92,941
Sakata INX Corp. (Japan)	200	3,186
SH Kelkar & Co. Ltd. (India), 144A	841	3,927
Sherwin-Williams Co. (The)	157	64,376
Sumitomo Seika Chemicals Co. Ltd. (Japan)	200	11,092
Symrise AG (Germany)	66	5,659
Umicore SA (Belgium)	233	11,032
Valvoline, Inc.	852	21,351
Victrex PLC (United Kingdom)	789	28,093
WR Grace & Co.	350	24,546

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
W-Scope Corp. (Japan)	100	$2,066
Yara International ASA (Norway)	506	23,233

		1,056,974

Commercial Services & Supplies — 0.4%
Aqua Metals, Inc.*	673	1,433
ARC Document Solutions, Inc.*	1,089	2,777
Cintas Corp.	60	9,350
Copart, Inc.*	120	5,183
Downer EDI Ltd. (Australia)	6,780	36,474
Edenred (France)	272	7,874
Healthcare Services Group, Inc.	454	23,935
KAR Auction Services, Inc.	554	27,983
Prosegur Cia de Seguridad SA (Spain)	778	6,103
Rollins, Inc.	207	9,632
Serco Group PLC (United Kingdom)*	6,077	8,090
SPIE SA (France)	623	16,197
Stericycle, Inc.*	427	29,032
Waste Connections, Inc. (Canada)	749	53,134

		237,197

Communications Equipment — 0.4%
Cisco Systems, Inc.	2,862	109,615
Harris Corp.	469	66,434
Lumentum Holdings, Inc.*	334	16,333
Palo Alto Networks, Inc.*	159	23,045
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	3,141	20,730
Viavi Solutions, Inc.*	2,353	20,565

		256,722

Construction & Engineering — 0.1%
Chicago Bridge & Iron Co. NV	365	5,891
Dycom Industries, Inc.*	229	25,517
Jacobs Engineering Group, Inc.	50	3,298
Koninklijke Volkerwessels NV (Netherlands)	219	6,237
Sinopec Engineering Group Co. Ltd. (China) (Class H Stock)	1,000	947
Valmont Industries, Inc.	19	3,151

		45,041

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	2,500	11,734
Loma Negra Cia Industrial Argentina SA (Argentina), ADR*	142	3,272
Martin Marietta Materials, Inc.	22	4,863
U.S. Concrete, Inc.*	169	14,137
Vulcan Materials Co.	145	18,614

		52,620

Consumer Finance — 0.3%
Ally Financial, Inc.	850	24,786
American Express Co.	335	33,269
Credit Saison Co. Ltd. (Japan)	900	16,343
SLM Corp.*	2,336	26,397
Synchrony Financial	1,258	48,571

		149,366

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Containers & Packaging — 0.6%
Amcor Ltd. (Australia)	4,444	$53,249
Ball Corp.	3,205	121,309
Berry Global Group, Inc.*	214	12,555
Crown Holdings, Inc.*	484	27,225
Huhtamaki OYJ (Finland)	153	6,422
International Paper Co.	1,618	93,747
Orora Ltd. (Australia)	1,853	4,881
Vidrala SA (Spain)	42	4,257

		323,645

Distributors — 0.1%
Educational Development Corp.	717	13,587
Paltac Corp. (Japan)	300	13,672
Uni-Select, Inc. (Canada)	182	4,113
Weyco Group, Inc.	333	9,897

		41,269

Diversified Consumer Services — 0.1%
Benesse Holdings, Inc. (Japan)	1,100	38,702
Service Corp. International	391	14,592
TAL Education Group (China), ADR	575	17,083

		70,377

Diversified Financial Services — 0.3%
Banca Mediolanum SpA (Italy)	5,379	46,510
Element Fleet Management Corp. (Canada)	1,600	12,092
FirstRand Ltd. (South Africa)	8,507	46,053
GT Capital Holdings, Inc. (Philippines)	205	5,303
Japan Securities Finance Co. Ltd. (Japan)	900	5,088
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	2,500	14,838
Voya Financial, Inc.	484	23,943

		153,827

Diversified Telecommunication Services — 0.8%
ATN International, Inc.	237	13,097
KT Corp. (South Korea)	121	3,419
KT Corp. (South Korea), ADR*	1,123	17,530
Nippon Telegraph & Telephone Corp. (Japan)	2,800	131,640
TDC A/S (Denmark)	3,527	21,665
Telefonica Deutschland Holding AG (Germany)	15,304	76,592
Telefonica SA (Spain)	5,213	50,763
Verizon Communications, Inc.	2,872	152,015

		466,721

Electric Utilities — 1.5%
American Electric Power Co., Inc.	1,364	100,349
Edison International	579	36,616
EDP - Energias do Brasil SA (Brazil)	10,367	43,754
El Paso Electric Co.	261	14,446
Entergy Corp.	318	25,882
Eversource Energy	1,104	69,751
Exelon Corp.	521	20,533
Great Plains Energy, Inc.	730	23,535
Iberdrola SA (Spain)	5,993	46,393
NextEra Energy, Inc.	1,234	192,738
PG&E Corp.	828	37,119
PNM Resources, Inc.	340	13,753

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
Power Grid Corp. of India Ltd. (India)	7,548	$23,654
Red Electrica Corp. SA (Spain)	353	7,924
Southern Co. (The)	2,759	132,680
Spark Energy, Inc. (Class A Stock)	793	9,833
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	829	5,333
Westar Energy, Inc.	1,496	78,989

		883,282

Electrical Equipment — 0.4%
ABB Ltd. (Switzerland)	165	4,419
Energy Focus, Inc.*	2,438	5,949
Idec Corp. (Japan)	200	4,757
Kendrion NV (Netherlands)	139	6,700
Legrand SA (France)	82	6,304
Mabuchi Motor Co. Ltd. (Japan)	200	10,811
Mitsubishi Electric Corp. (Japan)	4,000	66,290
Prysmian SpA (Italy)	839	27,339
Schneider Electric SE (France)*	851	72,148
Sensata Technologies Holding NV*	770	39,355
SGL Carbon SE (Germany)*	77	1,049
Siemens Gamesa Renewable Energy SA (Spain)	116	1,588
Teco Electric and Machinery Co. Ltd. (Taiwan)	2,000	1,910
Varta AG (Germany)*	153	3,908
Vestas Wind Systems A/S (Denmark)	25	1,728

		254,255

Electronic Equipment, Instruments & Components — 0.6%
AAC Technologies Holdings, Inc. (China)	500	8,849
Cognex Corp.	522	31,926
Coherent, Inc.*	29	8,184
Hangzhou Hikvision Digital Technology Co. Ltd. (China) (Class A Stock)	800	4,784
Hexagon AB (Sweden) (Class B Stock)	1,083	54,328
Horiba Ltd. (Japan)	200	12,041
Keysight Technologies, Inc.*	1,445	60,112
Kyocera Corp. (Japan)	500	32,643
LRAD Corp.*	3,282	8,172
Murata Manufacturing Co. Ltd. (Japan)	200	26,778
Nippon Ceramic Co. Ltd. (Japan)	300	7,689
Oxford Instruments PLC (United Kingdom)	582	6,675
Renishaw PLC (United Kingdom)	115	8,069
Sinbon Electronics Co. Ltd. (Taiwan)	2,059	5,959
Sunny Optical Technology Group Co. Ltd. (China)	1,000	12,697
TE Connectivity Ltd.	804	76,412
Trimble, Inc.*	30	1,219
Zebra Technologies Corp. (Class A Stock)*	92	9,550

		376,087

Energy Equipment & Services — 0.2%
Baker Hughes a GE Co.	285	9,017
Dril-Quip, Inc.*	361	17,220
Ensco PLC (Class A Stock)	1,103	6,519
Frank’s International NV	200	1,330
Halliburton Co.	102	4,985
Helix Energy Solutions Group, Inc.*	368	2,775

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Energy Equipment & Services (continued)
Nabors Industries Ltd.	871	$5,949
Oceaneering International, Inc.	484	10,232
Schlumberger Ltd.	82	5,526
Subsea 7 SA (United Kingdom)	112	1,679
Superior Energy Services, Inc.*	732	7,049
Tenaris SA (Luxembourg)	402	6,381
Tenaris SA (Luxembourg), ADR	144	4,588
TPG Pace Energy Holdings Corp., UTS*	191	1,946
US Silica Holdings, Inc.	105	3,419
Weatherford International PLC*	2,185	9,111
WorleyParsons Ltd. (Australia)*	1,753	19,538

		117,264

Equity Real Estate Investment Trusts (REITs) — 3.4%
Acadia Realty Trust	637	17,428
Alexander & Baldwin, Inc.	150	4,161
Alexandria Real Estate Equities, Inc.	146	19,066
American Campus Communities, Inc.	536	21,992
American Homes 4 Rent (Class A Stock)	1,427	31,166
American Tower Corp.	1,018	145,238
AvalonBay Communities, Inc.	370	66,012
Axiare Patrimonio SOCIMI SA (Spain)	938	20,733
Boston Properties, Inc.	252	32,768
Camden Property Trust	299	27,526
Canadian Real Estate Investment Trust (Canada)	165	6,078
CapitaLand Mall Trust (Singapore)	7,030	11,184
Charter Hall Retail REIT (Australia)	2,420	7,843
Concentradora Fibra Danhos SA de CV (Mexico)	6,540	10,171
CoreCivic, Inc.	857	19,283
Crown Castle International Corp.	1,772	196,710
CubeSmart	110	3,181
DCT Industrial Trust, Inc.	490	28,802
Derwent London PLC (United Kingdom)	269	11,318
Douglas Emmett, Inc.	1,029	42,251
EastGroup Properties, Inc.	93	8,219
Education Realty Trust, Inc.	712	24,863
Equinix, Inc.	38	17,222
Equity Commonwealth*	1,112	33,927
Equity Residential	1,362	86,855
Essex Property Trust, Inc.	179	43,205
Federal Realty Investment Trust	200	26,562
Fibra Uno Administracion SA de CV (Mexico)	9,000	13,315
Gecina SA (France)	353	65,180
GGP, Inc.	2,263	52,932
Great Portland Estates PLC (United Kingdom)	1,512	14,032
Healthcare Realty Trust, Inc.	582	18,694
Highwoods Properties, Inc.	161	8,197
Hoshino Resorts REIT, Inc. (Japan)	2	9,707
Host Hotels & Resorts, Inc.	678	13,458
Hudson Pacific Properties, Inc., REIT	381	13,049
Inmobiliaria Colonial Socimi SA (Spain)	925	9,182
Investors Real Estate Trust	2,707	15,376
JBG SMITH Properties	411	14,274
Kilroy Realty Corp.	321	23,963
Kimco Realty Corp.	800	14,520

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Klepierre SA (France)	127	$5,582
Macerich Co. (The)	534	35,073
MGM Growth Properties LLC (Class A Stock)	183	5,334
Mitsui Fudosan Logistics Park, Inc. (Japan)	4	12,707
Mori Hills REIT Investment Corp. (Japan)	10	12,086
Nippon Accommodations Fund, Inc. (Japan)	3	12,371
Nippon Prologis REIT, Inc. (Japan)	2	4,226
Paramount Group, Inc.	2,153	34,125
Pebblebrook Hotel Trust	218	8,103
Prologis, Inc.	1,193	76,960
PS Business Parks, Inc.	51	6,380
Public Storage	183	38,247
Pure Industrial Real Estate Trust (Canada)	600	3,232
Ramco-Gershenson Properties Trust	876	12,903
Rayonier, Inc.	797	25,209
Regency Centers Corp.	683	47,250
RLJ Lodging Trust	1,182	25,969
SBA Communications Corp.*	25	4,084
Scentre Group (Australia)	5,619	18,329
Shaftesbury PLC (United Kingdom)	1,060	14,943
Simon Property Group, Inc.	268	46,026
SL Green Realty Corp.	449	45,318
Sunstone Hotel Investors, Inc.	1,118	18,481
Taubman Centers, Inc.	423	27,677
Terreno Realty Corp.	399	13,989
Unibail-Rodamco SE (France)	68	17,112
UNITE Group PLC (The) (United Kingdom)	1,254	13,633
Urban Edge Properties	2,170	55,313
VEREIT, Inc.	570	4,440
Vicinity Centres (Australia)	4,816	10,201
Vornado Realty Trust	464	36,276
Weingarten Realty Investors	195	6,410
Weyerhaeuser Co.	1,489	52,502

		2,000,134

Food & Staples Retailing — 1.0%
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	754	39,344
Bid Corp. Ltd. (South Africa)	199	4,837
BIM Birlesik Magazalar A/S (Turkey)	523	10,755
Clicks Group Ltd. (South Africa)	402	5,873
Costco Wholesale Corp.	115	21,404
CP ALL PCL (Thailand)	21,400	50,507
CVS Health Corp.	952	69,020
Empire Co. Ltd. (Canada) (Class A Stock)	1,054	20,535
Koninklijke Ahold Delhaize NV (Netherlands)	519	11,409
Magnit PJSC (Russia), GDR	335	9,162
Majestic Wine PLC (United Kingdom)	1,139	6,877
President Chain Store Corp. (Taiwan)	1,000	9,524
PriceSmart, Inc.	117	10,074
Raia Drogasil SA (Brazil)	1,005	27,813
Rite Aid Corp.*	1,483	2,922
Seven & i Holdings Co. Ltd. (Japan)	1,700	70,425
Shoprite Holdings Ltd. (South Africa)	1,007	18,000
Sprouts Farmers Market, Inc.*	495	12,053
Walgreens Boots Alliance, Inc.	242	17,574
Wal-Mart de Mexico SAB de CV (Mexico)	6,100	14,960
Wal-Mart Stores, Inc.	1,472	145,360

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (continued)
X5 Retail Group NV (Russia)*	146	$5,514
Zur Rose Group AG (Switzerland)*	39	5,259

		589,201

Food Products — 1.6%
BRF SA (Brazil)*	1,423	15,701
Britannia Industries Ltd. (India)	117	8,622
Bunge Ltd.	763	51,182
Cal-Maine Foods, Inc.*	99	4,401
China Mengniu Dairy Co. Ltd. (China)*	16,000	47,529
Edita Food Industries SAE (Egypt), GDR	432	2,328
Edita Food Industries SAE (Egypt), GDR, 144A	158	852
Ezaki Glico Co. Ltd. (Japan)	800	39,903
Flowers Foods, Inc.	522	10,080
General Mills, Inc.	218	12,925
Hain Celestial Group, Inc. (The)*	411	17,422
Ingredion, Inc.	111	15,518
Mayora Indah Tbk PT (Indonesia)	50,300	7,489
McCormick & Co., Inc.	268	27,312
Mondelez International, Inc. (Class A Stock)	1,514	64,799
Nestle SA (Switzerland)	1,645	141,431
Pinnacle Foods, Inc.	323	19,209
Post Holdings, Inc.*	55	4,358
Sakata Seed Corp. (Japan)	200	6,933
TreeHouse Foods, Inc.*	176	8,705
Tyson Foods, Inc. (Class A Stock)	4,964	402,431
Uni-President Enterprises Corp. (Taiwan)	3,307	7,324
Universal Robina Corp. (Philippines)	3,040	9,197
Zhou Hei Ya International Holdings Co. Ltd. (China), 144A	6,500	6,818

		932,469

Gas Utilities — 0.3%
Atmos Energy Corp.	1,156	99,289
Gas Natural SDG SA (Spain)	2,255	52,042
Italgas SpA (Italy)	1,047	6,389
National Fuel Gas Co.	276	15,155
ONE Gas, Inc.	30	2,198
WGL Holdings, Inc.	276	23,692

		198,765

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	1,002	57,184
Ambu A/S (Denmark) (Class B Stock)	174	15,558
Becton, Dickinson and Co.	1,711	366,257
BioMerieux (France)	36	3,223
Boston Scientific Corp.*	346	8,577
Cochlear Ltd. (Australia)	103	13,730
ConvaTec Group PLC (United Kingdom), 144A	11,904	32,823
Cooper Cos., Inc. (The)	273	59,481
Danaher Corp.	2,945	273,355
DENTSPLY SIRONA, Inc.	556	36,601
DexCom, Inc.*	264	15,151
Eiken Chemical Co. Ltd. (Japan)	200	9,551
Elekta AB (Sweden) (Class B Stock)	1,120	9,248
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	1,887	19,145

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Getinge AB (Sweden) (Class B Stock)	1,504	$21,809
GN Store Nord A/S (Denmark)	726	23,448
Hologic, Inc.*	1,184	50,616
Intuitive Surgical, Inc.*	282	102,913
LivaNova PLC (XNGS)*	440	35,165
Medtronic PLC	2,211	178,538
Nakanishi, Inc. (Japan)	100	5,214
Nikkiso Co. Ltd. (Japan)	700	7,626
Olympus Corp. (Japan)	400	15,302
Osstem Implant Co. Ltd. (South Korea)*	134	7,395
Smith & Nephew PLC (United Kingdom)	2,233	38,638
Stryker Corp.	1,496	231,641
Teleflex, Inc.	67	16,671
Terumo Corp. (Japan)	400	18,924
West Pharmaceutical Services, Inc.	334	32,956
Wright Medical Group NV*	549	12,188

		1,718,928

Health Care Providers & Services — 1.9%
Acadia Healthcare Co., Inc.*	280	9,136
Aetna, Inc.	1,283	231,440
Amplifon SpA (Italy)	729	11,230
Anthem, Inc.	514	115,655
Brookdale Senior Living, Inc.*	715	6,936
Centene Corp.*	148	14,930
Cigna Corp.	526	106,825
Community Health Systems, Inc.*	1,183	5,040
Express Scripts Holding Co.*	231	17,242
Fresenius SE & Co. KGaA (Germany)	865	67,272
Georgia Healthcare Group PLC (Georgia), 144A*	1,605	7,664
HCA Healthcare, Inc.*	770	67,637
Humana, Inc.	140	34,730
Integrated Diagnostics Holdings PLC (Egypt), 144A	985	4,584
Miraca Holdings, Inc. (Japan)	400	17,062
Molina Healthcare, Inc.*	33	2,530
Odontoprev SA (Brazil)	1,100	5,277
Primary Health Care Ltd. (Australia)	11,270	31,714
Quorum Health Corp.*	690	4,306
Terveystalo OYJ (Finland), 144A*	476	5,080
UnitedHealth Group, Inc.	1,666	367,286
WellCare Health Plans, Inc.*	32	6,436

		1,140,012

Health Care Technology — 0.1%
athenahealth, Inc.*	119	15,832
Veeva Systems, Inc. (Class A Stock)*	284	15,700

		31,532

Holding Companies – Diversified — 0.0%
Sentinel Energy Services, Inc.*	169	1,685

Hotels, Restaurants & Leisure — 1.3%
Alsea SAB de CV (Mexico)	1,100	3,599
Aramark	128	5,471
Bloomin’ Brands, Inc.	708	15,109
Carnival Corp.	348	23,097
China Lodging Group Ltd. (China), ADR	90	12,999
Denny’s Corp.*	1,827	24,189

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Hilton Grand Vacations, Inc.*	61	$2,559
Hilton Worldwide Holdings, Inc.	919	73,391
HIS Co. Ltd. (Japan)	200	7,241
InnSuites Hospitality Trust	1,981	3,467
Jack in the Box, Inc.	213	20,897
Las Vegas Sands Corp.	278	19,318
Marriott International, Inc. (Class A Stock)	1,013	137,494
McDonald’s Corp.	268	46,128
MGM Resorts International	1,254	41,871
Nathan’s Famous, Inc.	177	13,364
Norwegian Cruise Line Holdings Ltd.*	1,054	56,126
Paddy Power Betfair PLC (Ireland)	84	9,984
Round One Corp. (Japan)	400	6,714
Royal Caribbean Cruises Ltd.	242	28,866
Starbucks Corp.	456	26,188
Vail Resorts, Inc.	50	10,624
William Hill PLC (United Kingdom)	8,747	37,942
Yum! Brands, Inc.	1,554	126,822

		753,460

Household Durables — 0.5%
Cairn Homes PLC (Ireland)*	3,653	8,576
Century Communities, Inc.*	701	21,801
Fujitsu General Ltd. (Japan)	2,700	59,189
Gree Electric Appliances, Inc. of Zhuhai (China) (Class A Stock)	5,900	39,572
Haier Electronics Group Co. Ltd. (Hong Kong)*	4,000	10,903
Hangzhou Robam Appliances Co. Ltd. (China) (Class A Stock)	1,730	12,768
Hanssem Co. Ltd. (South Korea)	37	6,214
Lennar Corp. (Class A Stock)	741	46,861
MDC Holdings, Inc.	587	18,714
Panasonic Corp. (Japan)	1,700	24,810
Skyline Corp.*	760	9,766
Suofeiya Home Collection Co. Ltd. (China) (Class A Stock)	2,500	14,122
Tempur Sealy International, Inc.*	192	12,036
TTK Prestige Ltd. (India)	31	3,736

		289,068

Household Products — 0.3%
Colgate-Palmolive Co.	513	38,706
Essity AB (Sweden) (Class B Stock)*	2,227	63,287
Opple Lighting Co. Ltd. (China) (Class A Stock)	800	5,266
Reckitt Benckiser Group PLC (United Kingdom)	454	42,355

		149,614

Independent Power & Renewable Electricity Producers — 0.2%
Calpine Corp.*	632	9,562
China Longyuan Power Group Corp. Ltd. (China) (Class H Stock)	32,000	22,722
Dynegy, Inc.*	254	3,010
Electric Power Development Co. Ltd. (Japan)	300	8,070
Huaneng Renewables Corp. Ltd. (China) (Class H Stock)	10,000	3,385

COMMON STOCKS (continued)	Shares	Value
Independent Power & Renewable Electricity Producers (continued)
NTPC Ltd. (India)	21,336	$59,104

		105,853

Industrial Conglomerates — 1.2%
Carlisle Cos., Inc.	55	6,251
CK Hutchison Holdings Ltd. (Hong Kong)	10,736	134,525
DCC PLC (United Kingdom)	119	11,976
Honeywell International, Inc.	1,518	232,800
Jardine Matheson Holdings Ltd. (Hong Kong)	900	54,605
Roper Technologies, Inc.	766	198,394
Siemens AG (Germany)	480	66,460
SM Investments Corp. (Philippines)	797	15,791

		720,802

Insurance — 3.4%
AIA Group Ltd. (Hong Kong)	24,800	210,940
American International Group, Inc.	1,618	96,400
Aon PLC	429	57,486
Arch Capital Group Ltd.*	169	15,340
AXA SA (France)	2,303	68,245
Bakkavor Group PLC (United Kingdom), 144A*	3,371	8,773
BB Seguridade Participacoes SA (Brazil)	5,100	43,803
Chubb Ltd.	1,521	222,264
CNA Financial Corp.	547	29,018
CNO Financial Group, Inc.	675	16,666
Direct Line Insurance Group PLC (United Kingdom)	8,394	43,194
First American Financial Corp.	466	26,115
FNF Group	164	6,435
Hannover Rueck SE (Germany)	123	15,432
HDFC Standard Life Insurance Co. Ltd. (India), 144A	149	901
Korean Reinsurance Co. (South Korea)	443	4,551
Markel Corp.*	22	25,061
Marsh & McLennan Cos., Inc.	2,259	183,860
MetLife, Inc.	514	25,988
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	390	84,220
Old Republic International Corp.	893	19,092
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	2,500	25,930
Progressive Corp. (The)	1,038	58,460
Prudential PLC (United Kingdom)	4,664	119,446
RenaissanceRe Holdings Ltd. (Bermuda)	111	13,940
RSA Insurance Group PLC (United Kingdom)	5,511	46,975
Sampo OYJ (Finland) (Class A Stock)	1,205	66,133
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	130	32,415
Sanlam Ltd. (South Africa)	1,735	12,160
Suncorp Group Ltd. (Australia)	3,634	39,168
Tokio Marine Holdings, Inc. (Japan)	1,600	72,773
Unico American Corp.*	923	7,892
Willis Towers Watson PLC	1,007	151,745
XL Group Ltd. (Bermuda)	2,546	89,517
Zurich Insurance Group AG (Switzerland)	239	72,666

		2,013,004

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail — 2.1%
Amazon.com, Inc.*	562	$657,242
Ctrip.com International Ltd. (China), ADR*(a)	1,108	48,863
Despegar.com Corp. (Argentina)*	57	1,566
Liberty Interactive Corp. QVC Group (Class A Stock)*	1,082	26,422
Netflix, Inc.*	454	87,150
Priceline Group, Inc. (The)*	209	363,188
Shop Apotheke Europe NV (Netherlands), 144A*	118	6,581
Yoox Net-A-Porter Group SpA (Italy)*	736	25,673

		1,216,685

Internet Software & Services — 3.5%
58.com, Inc. (China), ADR*	251	17,964
AfreecaTV Co. Ltd. (South Korea)	272	4,874
Alibaba Group Holding Ltd. (China), ADR*(a)	2,193	378,140
Alphabet, Inc. (Class A Stock)*	105	110,607
Alphabet, Inc. (Class C Stock)*	324	339,034
Baidu, Inc. (China), ADR*	105	24,592
Baozun, Inc. (China), ADR*	345	10,888
Cornerstone OnDemand, Inc.*	462	16,322
CoStar Group, Inc.*	26	7,721
Facebook, Inc. (Class A Stock)*	2,253	397,564
GrubHub, Inc.*	100	7,180
IAC/InterActiveCorp*	30	3,668
Just Eat PLC (United Kingdom)*	1,501	15,788
Kakaku.com, Inc. (Japan)	400	6,752
Mail.Ru Group Ltd. (Russia), GDR*	586	16,935
MercadoLibre, Inc. (Argentina)	101	31,781
NAVER Corp. (South Korea)	97	78,801
Pandora Media, Inc.*	1,700	8,194
Scout24 AG (Germany), 144A	1,181	48,133
Shopify, Inc. (Canada) (Class A Stock)*	142	14,359
Takeaway.com NV (Netherlands), 144A*	222	13,554
Tencent Holdings Ltd. (China)	6,600	341,603
Twitter, Inc.*	405	9,724
Wix.com Ltd. (Israel)*	110	6,331
Yahoo Japan Corp. (Japan)	8,300	38,026
Yandex NV (Russia) (Class A Stock)*	151	4,945
YY, Inc. (China), ADR*	313	35,388
Zillow Group, Inc. (Class A Stock)*	473	19,270
Zillow Group, Inc. (Class C Stock)*	513	20,992

		2,029,130

IT Services — 2.8%
Accenture PLC (Class A Stock)	634	97,059
Amadeus IT Group SA (Spain)	933	67,141
Automatic Data Processing, Inc.	340	39,845
Black Knight, Inc.*	512	22,605
Booz Allen Hamilton Holding Corp.	1,305	49,760
CoreLogic, Inc.*	150	6,932
CSG Systems International, Inc.	471	20,639
EPAM Systems, Inc.*	390	41,898
Fidelity National Information Services, Inc.	1,159	109,050
First Derivatives PLC (United Kingdom)	164	9,237
Fiserv, Inc.*	510	66,876
FleetCor Technologies, Inc.*	482	92,751

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Global Payments, Inc.	367	$36,788
Hexaware Technologies Ltd. (India)	1,734	9,243
Indra Sistemas SA (Spain)*	2,730	37,329
Infosys Ltd. (India)	2,261	36,749
Jack Henry & Associates, Inc.	202	23,626
Keywords Studios PLC (Ireland)	349	7,518
Mastercard, Inc. (Class A Stock)	1,632	247,020
PayPal Holdings, Inc.*	1,539	113,301
Sabre Corp.	874	17,917
TravelSky Technology Ltd. (China) (Class H Stock)	4,000	11,957
Vantiv, Inc. (Class A Stock)*	249	18,314
Visa, Inc. (Class A Stock)	3,393	386,870
WEX, Inc.*	211	29,800
Wipro Ltd. (India)	4,500	22,068
Wirecard AG (Germany)	385	42,790

		1,665,083

Leisure Products — 0.1%
American Outdoor Brands Corp.*	567	7,280
Brunswick Corp.	374	20,652
Polaris Industries, Inc.	199	24,674
Spin Master Corp. (Canada), 144A*	215	9,240
Thule Group AB (Sweden), 144A	457	10,295

		72,141

Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc.	1,838	123,091
Charles River Laboratories International, Inc.*	59	6,458
Eurofins Scientific SE (Luxembourg)	21	12,764
Illumina, Inc.*	15	3,277
INC Research Holdings, Inc. (Class A Stock)*	381	16,612
Tecan Group AG (Switzerland)	71	14,746
Thermo Fisher Scientific, Inc.	1,148	217,982

		394,930

Machinery — 1.3%
Aalberts Industries NV (Netherlands)	193	9,805
AGCO Corp.	73	5,214
ANDRITZ AG (Austria)	71	4,006
Aumann AG (Germany), 144A*	87	6,651
Caterpillar, Inc.	57	8,982
Colfax Corp.*	416	16,482
Escorts Ltd. (India)	775	9,547
Fortive Corp.	1,163	84,143
Fujitec Co. Ltd. (Japan)	1,000	14,423
GEA Group AG (Germany)	1,004	48,035
Gima TT SpA (Italy), 144A*	303	6,039
Graco, Inc.	753	34,051
Illinois Tool Works, Inc.	464	77,418
Konecranes OYJ (Finland)	166	7,598
Krones AG (Germany)	39	5,338
Lincoln Electric Holdings, Inc.	288	26,375
Lonking Holdings Ltd. (China)	27,000	11,810
Manitex International, Inc.*	880	8,448
METAWATER Co. Ltd. (Japan)	300	7,763
Middleby Corp. (The)*	252	34,007

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Miura Co. Ltd. (Japan)	300	$8,054
Mueller Water Products, Inc. (Class A Stock)	265	3,320
Nabtesco Corp. (Japan)	300	11,464
Norma Group SE (Germany)	182	12,186
Obara Group, Inc. (Japan)	300	20,530
Oshkosh Corp.	209	18,996
PACCAR, Inc.	352	25,020
Pentair PLC (United Kingdom)	94	6,638
Sandvik AB (Sweden)	230	4,026
SFS Group AG (Switzerland)*	32	3,714
Spirax-Sarco Engineering PLC (United Kingdom)	103	7,787
Stanley Black & Decker, Inc.	898	152,382
Trinity Industries, Inc.	428	16,033
WABCO Holdings, Inc.*	188	26,978
Wabtec Corp.(a)	382	31,106

		774,369

Marine — 0.1%
Kirby Corp.*	332	22,178
SITC International Holdings Co. Ltd. (China)	10,000	9,872

		32,050

Media — 1.5%
A.H. Belo Corp. (Class A Stock)	2,240	10,752
Altice NV (Netherlands) (Class A Stock)*	1,358	14,241
Ascential PLC (United Kingdom)	4,497	23,323
Astro Malaysia Holdings Bhd (Malaysia)	27,200	17,813
Cable One, Inc.	35	24,617
Charter Communications, Inc. (Class A Stock)*	151	50,730
Cineworld Group PLC (United Kingdom)	916	7,412
Comcast Corp. (Class A Stock)	2,951	118,188
CyberAgent, Inc. (Japan)	500	19,486
Dish TV India Ltd. (India)*	4,213	5,400
Ebiquity PLC (United Kingdom)	1,631	2,340
Eutelsat Communications SA (France)	864	20,004
Huntsworth PLC (United Kingdom)	2,524	2,767
Liberty Broadband Corp. (Class A Stock)*	147	12,502
Liberty Broadband Corp. (Class C Stock)*	309	26,314
Liberty Global PLC (United Kingdom) (Class A Stock)*	1,760	63,078
Liberty Global PLC (United Kingdom) (Class C Stock)*	2,044	69,169
Liberty Global PLC LiLAC (United Kingdom) (Class A Stock)*	223	4,493
Liberty Global PLC LiLAC (United Kingdom) (Class C Stock)*	1,274	25,340
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	316	12,533
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	570	22,606
Naspers Ltd. (South Africa) (Class N Stock)	67	18,563
Omnicom Group, Inc.	521	37,944
Publicis Groupe SA (France)	520	35,249
Sirius XM Holdings, Inc.	4,616	24,742
Surya Citra Media Tbk PT (Indonesia)	7,400	1,350
Tele Columbus AG (Germany), 144A*	962	10,639

COMMON STOCKS (continued)	Shares	Value
Media (continued)
Time Warner, Inc.	215	$19,666
Twenty-First Century Fox, Inc. (Class A Stock)	1,138	39,295
Twenty-First Century Fox, Inc. (Class B Stock)	2,094	71,447
Walt Disney Co. (The)	325	34,941
WPP PLC (United Kingdom)	1,423	25,707
YouGov PLC (United Kingdom)	1,625	6,931

		879,582

Metals & Mining — 2.2%
Acacia Mining PLC (United Kingdom)	412	1,095
Acerinox SA (Spain)	1,361	19,423
Alamos Gold, Inc. (Canada) (Class A Stock)	600	3,909
Alumina Ltd. (Australia)	7,602	14,326
Anglo American PLC (United Kingdom)	414	8,611
Antofagasta PLC (Chile)	4,080	55,064
APERAM SA (Luxembourg)	213	10,942
Aurubis AG (Germany)	60	5,569
B2Gold Corp. (Canada)*	3,400	10,495
BHP Billiton Ltd. (Australia)	4,861	111,662
Boliden AB (Sweden)	720	24,622
Centamin PLC (United Kingdom)	6,925	14,750
Centerra Gold, Inc. (Canada)*	430	2,203
Coeur Mining, Inc.*	351	2,633
Detour Gold Corp. (Canada)*	289	3,398
Dundee Precious Metals, Inc. (Canada)*	900	2,148
Evolution Mining Ltd. (Australia)	10,962	22,700
Ferrexpo PLC (Switzerland)	933	3,684
First Majestic Silver Corp. (Canada)*	288	1,943
First Quantum Minerals Ltd. (Zambia)	1,278	17,904
Fortuna Silver Mines, Inc. (Canada)*	1,233	6,435
Franco-Nevada Corp. (Canada)	551	44,036
Franco-Nevada Corp. (Canada)	229	18,309
Fresnillo PLC (Mexico)	563	10,817
Glencore PLC (Switzerland)*	6,204	32,471
Gold Resource Corp.	561	2,468
Granges AB (Sweden)	719	7,374
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	6,030	19,912
Guyana Goldfields, Inc. (Canada)*	500	2,021
Highland Gold Mining Ltd. (United Kingdom)	355	818
Hindustan Zinc Ltd. (India)	1,087	5,246
Hitachi Metals Ltd. (Japan)	3,500	50,059
Independence Group NL (Australia)	3,595	13,265
JFE Holdings, Inc. (Japan)	1,000	23,897
Kaiser Aluminum Corp.	26	2,778
Kirkland Lake Gold Ltd. (Canada)	1,042	15,974
Klondex Mines Ltd. (Canada)*	2,400	6,224
Labrador Iron Ore Royalty Corp. (Canada)	183	3,960
Lucara Diamond Corp. (Canada)	2,851	6,373
Lundin Mining Corp. (Canada)	2,343	15,583
MMC Norilsk Nickel PJSC (Russia), ADR	2,426	45,463
National Aluminium Co. Ltd. (India)	5,291	7,114
New Gold, Inc. (Canada)*	1,093	3,596
Nippon Light Metal Holdings Co. Ltd. (Japan)	2,300	6,533
NMDC Ltd. (India)	3,634	7,831
Norsk Hydro ASA (Norway)	1,956	14,828

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
Northern Star Resources Ltd. (Australia)	4,723	$22,487
Nucor Corp.	543	34,524
OceanaGold Corp. (Australia)	651	1,673
Osisko Gold Royalties Ltd. (Canada)	1,432	16,541
Outokumpu OYJ (Finland)	614	5,698
OZ Minerals Ltd. (Australia)	728	5,171
Petra Diamonds Ltd. (South Africa)*	8,683	9,157
POSCO (South Korea)	68	21,151
Randgold Resources Ltd. (United Kingdom)	753	74,769
Regis Resources Ltd. (Australia)	2,736	9,177
Reliance Steel & Aluminum Co.	337	28,911
Rio Tinto PLC (United Kingdom)	2,236	117,295
Roxgold, Inc. (Canada)*	700	780
Royal Gold, Inc.	133	10,922
Sandfire Resources NL (Australia)	960	5,146
Saracen Mineral Holdings Ltd. (Australia)*	6,263	8,262
SEMAFO, Inc. (Canada)*	1,200	3,408
Silvercorp Metals, Inc. (Canada)	600	1,566
Sims Metal Management Ltd.	576	7,045
South32 Ltd. (Australia)	30,771	83,406
Southern Copper Corp. (Peru)	503	23,867
Steel Dynamics, Inc.	647	27,905
Sumitomo Metal Mining Co. Ltd. (Japan)	200	9,150
Tahoe Resources, Inc.	400	1,916
Teck Resources Ltd. (Canada) (Class B Stock)	470	12,300
Ternium SA (Luxembourg), ADR	168	5,307
TMAC Resources, Inc. (Canada)*	300	2,305
Vale SA (Brazil)	913	11,081
voestalpine AG (Austria)	159	9,493
Western Areas Ltd. (Australia)	2,161	5,431
Worthington Industries, Inc.	120	5,287

		1,291,597

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
AGNC Investment Corp.	1,071	21,623
Annaly Capital Management, Inc.	1,251	14,874
Apollo Commercial Real Estate Finance, Inc.(a)	1,338	24,686
Cherry Hill Mortgage Investment Corp.	757	13,618
CYS Investments, Inc.	1,545	12,406
Ellington Residential Mortgage REIT	914	11,005
MTGE Investment Corp.	739	13,672
Sutherland Asset Management Corp.	1,019	15,438

		127,322

Multiline Retail — 0.3%
Dollar General Corp.	1,118	103,985
Lojas Renner SA (Brazil)	2,680	28,674
Matahari Department Store Tbk PT (Indonesia)	2,600	1,910
Next PLC (United Kingdom)	381	23,222
SACI Falabella (Chile)	917	9,141
Tokmanni Group Corp. (Finland)	375	3,260

		170,192

Multi-Utilities — 0.4%
DTE Energy Co.	806	88,225
NiSource, Inc.	1,406	36,092

COMMON STOCKS (continued)	Shares	Value
Multi-Utilities (continued)
Sempra Energy	1,039	$111,090

		235,407

Oil, Gas & Consumable Fuels — 3.2%
Advantage Oil & Gas Ltd. (Canada)*	647	2,779
Andeavor	518	59,228
ARC Resources Ltd. (Canada)	468	5,492
Arch Coal, Inc. (Class A Stock)	119	11,086
BP PLC (United Kingdom)	2,671	18,738
BP PLC (United Kingdom), ADR	1,207	50,730
Cairn Energy PLC (United Kingdom)*	1,457	4,199
Canadian Natural Resources Ltd. (Canada) (NYSE)	1,793	64,046
Canadian Natural Resources Ltd. (Canada) (TSX)	1,585	56,641
Centennial Resource Development, Inc. (Class A Stock)*	393	7,781
Cheniere Energy, Inc.*	18	969
Chevron Corp.	688	86,131
Cimarex Energy Co.	39	4,758
CNOOC Ltd. (China) (Class H Stock)	19,000	27,277
Concho Resources, Inc.*	148	22,233
Continental Resources, Inc.*	139	7,363
Crew Energy, Inc. (Canada)*	400	1,002
Delek US Holdings, Inc.	86	3,005
Devon Energy Corp.	396	16,394
Diamondback Energy, Inc.*	373	47,091
Encana Corp. (Canada)	1,264	16,849
Energen Corp.*	193	11,111
EOG Resources, Inc.	1,292	139,420
Exxon Mobil Corp.	1,328	111,074
Galp Energia SGPS SA (Portugal) (Class B Stock)	544	9,995
Gibson Energy, Inc. (Canada)	100	1,446
Gulfport Energy Corp.*	414	5,283
HollyFrontier Corp.	132	6,761
Inpex Corp. (Japan)	2,000	24,892
Jagged Peak Energy, Inc.*	300	4,734
Kelt Exploration Ltd. (Canada)*	670	3,832
Koninklijke Vopak NV (Netherlands)	200	8,761
Kosmos Energy Ltd. (Ghana)*	2,560	17,536
Lundin Petroleum AB (Sweden)*	178	4,075
Marathon Petroleum Corp.	1,045	68,949
Matador Resources Co.*	156	4,856
Noble Energy, Inc.	1,090	31,763
Occidental Petroleum Corp.	2,282	168,092
Parsley Energy, Inc. (Class A Stock)*	539	15,868
PDC Energy, Inc.*	193	9,947
Petronet LNG Ltd. (India)	2,695	10,733
Pioneer Natural Resources Co.	44	7,605
Plains GP Holdings LP (Class A Stock)*	258	5,663
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	762	50,833
RSP Permian, Inc.*	582	23,676
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	2,338	33,071
SM Energy Co.	256	5,652
Suncor Energy, Inc. (Canada)	171	6,279
Targa Resources Corp.	341	16,511

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Torchlight Energy Resources, Inc.*	7,829	$10,491
TOTAL SA (France)	3,406	188,010
TOTAL SA (France), ADR	1,235	68,271
TransAtlantic Petroleum Ltd.*	4,073	5,661
TransCanada Corp. (Canada)	4,580	222,771
Woodside Petroleum Ltd. (Australia)	200	5,146
World Fuel Services Corp.	180	5,065
YPF SA (Argentina), ADR	700	16,037

		1,843,662

Paper & Forest Products — 0.0%
Daio Paper Corp. (Japan)	800	10,568
Louisiana-Pacific Corp.*	456	11,975
Quintis Ltd. (Australia)*^	4,025	3

		22,546

Personal Products — 0.2%
AMOREPACIFIC Group (South Korea)	41	5,398
Beiersdorf AG (Germany)	162	18,992
Hengan International Group Co. Ltd. (China)	1,500	16,608
LG Household & Health Care Ltd. (South Korea)	57	63,273
Nu Skin Enterprises, Inc. (Class A Stock)	175	11,940
Oriflame Holding AG (Switzerland)	191	7,872

		124,083

Pharmaceuticals — 2.7%
Akorn, Inc.*	340	10,958
Allergan PLC	8	1,309
Aspen Pharmacare Holdings Ltd. (South Africa)	409	9,168
Astellas Pharma, Inc. (Japan)	7,100	90,193
AstraZeneca PLC (United Kingdom), ADR(a)	2,576	89,387
Bayer AG (Germany)	1,250	155,329
Chugai Pharmaceutical Co. Ltd. (Japan)	700	35,776
CSPC Pharmaceutical Group Ltd. (China)	10,000	20,146
Durect Corp.*	6,862	6,325
GlaxoSmithKline PLC (United Kingdom)	690	12,219
GlaxoSmithKline PLC (United Kingdom), ADR	1,817	64,450
Horizon Pharma PLC*	795	11,607
Johnson & Johnson	931	130,079
Laboratorios Farmaceuticos Rovi SA (Spain)	411	7,709
Merck & Co., Inc.	3,954	222,492
Merck KGaA (Germany)	342	36,709
Novartis AG (Switzerland)	550	46,284
Perrigo Co. PLC	401	34,951
Pfizer, Inc.	6,094	220,725
Roche Holding AG (Switzerland)	645	163,092
Sanofi (France)	988	85,059
Sino Biopharmaceutical Ltd. (Hong Kong)	6,000	10,607
Torrent Pharmaceuticals Ltd. (India)	346	7,688
Zoetis, Inc.	1,092	78,668

		1,550,930

Professional Services — 0.4%
ALS Ltd. (Australia)	1,717	9,328

COMMON STOCKS (continued)	Shares	Value
Professional Services (continued)
Capita PLC (United Kingdom)	5,208	$28,139
CBIZ, Inc.*	874	13,503
DKSH Holding AG (Switzerland)	119	10,410
Equifax, Inc.	469	55,304
Experian PLC (United Kingdom)	2,234	49,243
IHS Markit Ltd.*	66	2,980
Intertrust NV (Netherlands), 144A	323	6,058
ManpowerGroup, Inc.	156	19,673
Persol Holdings Co. Ltd. (Japan)	500	12,518
TeamLease Services Ltd. (India)*	181	6,899
TransUnion*	130	7,145

		221,200

Real Estate Management & Development — 0.7%
ADO Properties SA (Germany), 144A	109	5,517
Aedas Homes SAU (Spain), 144A*	309	11,345
Altus Group Ltd. (Canada)	240	7,051
BR Malls Participacoes SA (Brazil)	3,097	11,885
Brasil Brokers Participacoes SA (Brazil)*	2,500	746
China Overseas Land & Investment Ltd. (China)	10,000	32,099
CK Asset Holdings Ltd. (Hong Kong)	5,368	46,794
Emaar Malls PJSC (United Arab Emirates)	4,490	2,600
Emaar Properties PJSC (United Arab Emirates)	11,593	21,926
Hang Lung Properties Ltd. (Hong Kong)	3,000	7,308
Hongkong Land Holdings Ltd. (Hong Kong)	6,600	46,423
Hufvudstaden AB (Sweden) (Class A Stock)	417	6,678
Hysan Development Co. Ltd. (Hong Kong)	2,000	10,599
Iguatemi Empresa de Shopping Centers SA (Brazil)	1,050	12,469
Jones Lang LaSalle, Inc.	173	25,765
Mitsubishi Estate Co. Ltd. (Japan)	900	15,627
Mitsui Fudosan Co. Ltd. (Japan)	700	15,656
Multiplan Empreendimentos Imobiliarios SA (Brazil)	258	5,515
PSP Swiss Property AG (Switzerland)	525	49,769
Realogy Holdings Corp.	707	18,736
Sumitomo Realty & Development Co. Ltd. (Japan)	1,000	32,819
Sun Hung Kai Properties Ltd. (Hong Kong)	1,000	16,649

		403,976

Road & Rail — 0.3%
Canadian Pacific Railway Ltd. (Canada) (NYSE)	65	11,879
Canadian Pacific Railway Ltd. (Canada) (TSX)	225	41,109
CSX Corp.	250	13,753
Hertz Global Holdings, Inc.*	257	5,680
Kansas City Southern	73	7,681
Landstar System, Inc.	10	1,041
Old Dominion Freight Line, Inc.	102	13,418
Union Pacific Corp.	393	52,701

		147,262

Semiconductors & Semiconductor Equipment — 1.8%
Advanced Process Systems Corp. (South Korea)*	109	3,553

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
AIXTRON SE (Germany)*	1,200	$16,587
ams AG (Austria)*	159	14,404
Analog Devices, Inc.	40	3,561
Applied Materials, Inc.	561	28,678
ASML Holding NV (Netherlands)	231	40,161
ASML Holding NV (Netherlands)	23	3,998
Broadcom Ltd.	702	180,344
Cree, Inc.*	665	24,698
Cypress Semiconductor Corp.	833	12,695
Integrated Device Technology, Inc.*	1,106	32,881
IQE PLC (United Kingdom)*	13,483	24,931
Lam Research Corp.	16	2,945
LEENO Industrial, Inc. (South Korea)	90	4,827
Marvell Technology Group Ltd. (Bermuda)	1,449	31,110
Maxim Integrated Products, Inc.	230	12,024
Microchip Technology, Inc.	586	51,498
Microsemi Corp.*	608	31,403
NXP Semiconductors NV (Netherlands)*	237	27,750
QUALCOMM, Inc.	1,639	104,929
QuickLogic Corp.*	6,059	10,543
Realtek Semiconductor Corp. (Taiwan)	1,000	3,645
Renesas Electronics Corp. (Japan)*	1,400	16,236
Taiwan Semiconductor Manufacturing Co.
Ltd. (Taiwan)	25,000	191,427
Texas Instruments, Inc.	1,143	119,375
Xilinx, Inc.	553	37,283

		1,031,486

Software — 3.5%
Activision Blizzard, Inc.	116	7,345
Alfa Financial Software Holdings PLC (United Kingdom), 144A*	1,266	9,168
Aspen Technology, Inc.*	23	1,523
Capcom Co. Ltd. (Japan)	100	3,162
CDK Global, Inc.	555	39,560
Computer Modelling Group Ltd. (Canada)	204	1,559
Cyient Ltd. (India)	1,100	10,041
Dell Technologies, Inc. (Class V Stock)*	90	7,315
Descartes Systems Group, Inc. (The) (Canada)*	271	7,705
Douzone Bizon Co. Ltd. (South Korea)	234	7,262
Electronic Arts, Inc.*	586	61,565
Ellie Mae, Inc.*	252	22,529
Fortinet, Inc.*	476	20,796
Guidewire Software, Inc.*	338	25,100
Intuit, Inc.	662	104,450
Microsoft Corp.	11,039	944,276
MYOB Group Ltd. (Australia)	2,281	6,411
Netmarble Games Corp. (South Korea), 144A*	81	14,229
Playtech PLC (United Kingdom)	5,537	64,261
PTC, Inc.*	269	16,347
Red Hat, Inc.*	349	41,915
salesforce.com, Inc.*	1,303	133,206
Sea Ltd. (Singapore), ADR*	1,203	16,037
ServiceNow, Inc.*	836	109,006
Splunk, Inc.*	357	29,574
Square Enix Holdings Co. Ltd. (Japan)	600	28,469
SS&C Technologies Holdings, Inc.	353	14,289

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Symantec Corp.	4,043	$113,447
Synopsys, Inc.*	716	61,032
Tableau Software, Inc. (Class A Stock)*	354	24,497
Ultimate Software Group, Inc. (The)*	82	17,895
VMware, Inc. (Class A Stock)*	96	12,031
WANdisco PLC (United Kingdom)*	589	4,556
Workday, Inc. (Class A Stock)*(a)	400	40,696

		2,021,254

Specialty Retail — 0.9%
Burlington Stores, Inc.*	247	30,388
Chow Sang Sang Holdings International Ltd. (Hong Kong)	2,000	4,824
Dick’s Sporting Goods, Inc.	274	7,875
Dixons Carphone PLC (United Kingdom)	3,790	10,167
Dufry AG (Switzerland)*	69	10,242
Hikari Tsushin, Inc. (Japan)	100	14,357
Home Depot, Inc. (The)	778	147,454
Kingfisher PLC (United Kingdom)	10,663	48,687
L Brands, Inc.	1,109	66,785
Lowe’s Cos., Inc.	19	1,766
Michaels Cos., Inc. (The)*	570	13,788
Mr. Price Group Ltd. (South Africa)	396	7,810
O’Reilly Automotive, Inc.*	9	2,165
Ross Stores, Inc.	1,443	115,801
SMCP SAS (France), 144A*	204	4,712
TJX Cos., Inc. (The)	16	1,223
Tractor Supply Co.	208	15,548
Ulta Beauty, Inc.*	5	1,118
VT Holdings Co. Ltd. (Japan)	1,200	5,968
XXL ASA (Norway), 144A	815	8,441
Yellow Hat Ltd. (Japan)	300	9,051

		528,170

Technology Hardware, Storage & Peripherals — 1.1%
Apple, Inc.	2,348	397,352
Catcher Technology Co. Ltd. (Taiwan)	2,000	21,915
NCR Corp.*	510	17,335
Samsung Electronics Co. Ltd. (South Korea)	81	192,449
Xaar PLC (United Kingdom)	1,163	5,781

		634,832

Textiles, Apparel & Luxury Goods — 0.3%
Asics Corp. (Japan)	1,200	19,074
Brunello Cucinelli SpA (Italy)	176	5,694
Burberry Group PLC (United Kingdom)	1,980	47,737
Carter’s, Inc.	154	18,093
Forward Industries, Inc.*	6,991	8,599
Lululemon Athletica, Inc.*	195	15,325
Luthai Textile Co. Ltd. (China) (Class B Stock)	6,300	6,852
Moncler SpA (Italy)	286	8,940
NIKE, Inc. (Class B Stock)	250	15,638
Pacific Textiles Holdings Ltd. (Hong Kong)	6,000	6,330
Skechers U.S.A., Inc. (Class A Stock)*	392	14,833
Tapestry, Inc.	618	27,334
Ted Baker PLC (United Kingdom)	176	6,424

		200,873

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Thrifts & Mortgage Finance — 0.2%
Aruhi Corp. (Japan)*	400	$4,675
Housing Development Finance Corp. Ltd. (India)	3,194	85,531
MGIC Investment Corp.*	749	10,568
PNB Housing Finance Ltd. (India), 144A	430	9,011
Waterstone Financial, Inc.	1,511	25,763

		135,548

Tobacco — 1.1%
British American Tobacco PLC (United Kingdom)	3,443	232,742
Japan Tobacco, Inc. (Japan)	2,700	86,948
KT&G Corp. (South Korea)	249	26,829
Philip Morris International, Inc.	2,823	298,250

		644,769

Trading Companies & Distributors — 0.5%
Ahlsell AB (Sweden), 144A	1,372	8,833
Beacon Roofing Supply, Inc.*	40	2,550
Brenntag AG (Germany)	124	7,817
Hanwa Co. Ltd. (Japan)	200	9,230
HD Supply Holdings, Inc.*	447	17,893
Herc Holdings, Inc.*	230	14,400
Huttig Building Products, Inc.*	2,555	16,991
IMCD Group NV (Netherlands)	174	10,941
NOW, Inc.*	508	5,603
Rexel SA (France)	2,342	42,406
Sumitomo Corp. (Japan)	7,300	123,821
Watsco, Inc.	209	35,538

		296,023

Transportation Infrastructure — 0.1%
Airports of Thailand PCL (Thailand)	4,600	9,579
DP World Ltd. (United Arab Emirates)	1,300	32,486
Grupo Aeroportuario del Sureste SAB de CV (Mexico), ADR	11	2,008

		44,073

Water Utilities — 0.1%
American States Water Co.	421	24,380
California Water Service Group	628	28,480

		52,860

Wireless Telecommunication Services — 0.4%
Sarana Menara Nusantara Tbk PT (Indonesia)	83,400	24,568
Shenandoah Telecommunications Co.	664	22,443
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	3,500	4,217
T-Mobile US, Inc.*	790	50,173
Vodafone Group PLC (United Kingdom)	15,965	50,465
Vodafone Group PLC (United Kingdom), ADR	2,336	74,518

		226,384

TOTAL COMMON STOCKS (cost $35,145,895)		42,474,347

PREFERRED STOCKS — 0.2%
Banks — 0.1%
Banco Bradesco SA (Brazil) (PRFC)	1,066	10,878

PREFERRED STOCKS (continued)	Shares	Value
Banks (continued)
Itau Unibanco Holding SA (Brazil) (PRFC)	3,094	$39,716

		50,594

Electric Utilities — 0.1%
NextEra Energy, Inc., CVT, 6.123%	570	32,034

Healthcare Equipment & Supplies — 0.0%
Becton, Dickinson and Co., 6.125%	264	15,286

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	32	4,226

Machinery — 0.0%
Marcopolo SA (Brazil) (PRFC)	10,900	13,111

Multi-Utilities — 0.0%
DTE Energy Co., 6.500%	50	2,698

Technology Hardware, Storage & Peripherals — 0.0%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	6	11,684

TOTAL PREFERRED STOCKS (cost $99,168)		129,633

	Units
RIGHT* — 0.0%
Pharmaceuticals — 0.0%
Dyax Corp. CVR, expiring 12/31/19^ (cost $0)	146	462

	Shares
UNAFFILIATED FUNDS** — 9.0%
T. Rowe Price Emerging Markets Bond Fund	146,847	1,832,646
T. Rowe Price Institutional Floating Rate Fund	206,719	2,071,328
T. Rowe Price Institutional High Yield Fund	150,067	1,350,607

TOTAL UNAFFILIATED FUNDS (cost $5,218,741)		5,254,581

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.4%
Automobiles — 0.3%
Ally Auto Receivables Trust,
Series 2015-1, Class A4
1.750%	05/15/20	5	4,992
Ally Master Owner Trust,
Series 2015-3, Class A
1.630%	05/15/20	15	14,990
AmeriCredit Automobile Receivables Trust,
Series 2015-3, Class A3
1.540%	03/09/20	4	4,026
BMW Vehicle Lease Trust,
Series 2017-2, Class A3
2.070%	10/20/20	5	4,986
Capital Auto Receivables Asset Trust,
Series 2015-3, Class A4
2.130%	05/20/20	10	10,010
Series 2015-4, Class A4
2.010%	07/20/20	15	14,996

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
CarMax Auto Owner Trust,
Series 2015-3, Class A4
1.980%	02/16/21	5	$4,989
Series 2017-4, Class A3
2.110%	10/17/22	5	4,975
GM Financial Automobile Leasing Trust,
Series 2015-3, Class A4
1.810%	11/20/19	15	14,991
Santander Retail Auto Lease Trust,
Series 2017-A, Class A3, 144A
2.220%	01/20/21	5	4,985
SMART Trust (Australia),
Series 2015-3US, Class A3A
1.660%	08/14/19	8	8,405
SunTrust Auto Receivables Trust,
Series 2015-1A, Class A4, 144A
1.780%	01/15/21	10	9,975
Toyota Auto Receivables Owner Trust,
Series 2015-C, Class A4
1.690%	12/15/20	15	14,962
World Omni Auto Receivables Trust,
Series 2015-B, Class A4
1.840%	01/17/22	15	14,908
Series 2016-A, Class A3
1.770%	09/15/21	10	9,969

			142,159

Credit Cards — 0.0%
Synchrony Credit Card Master Note Trust,
Series 2017-2, Class A
2.620%	10/15/25	10	9,997

Equipment — 0.0%
Ascentium Equipment Receivables LLC,
Series 2015-2A, Class A3, 144A
1.930%	03/11/19	4	3,853
CNH Equipment Trust,
Series 2015-C, Class A3
1.660%	11/16/20	11	10,619
CNH Equipment Trust 2017-C,
Series 2017-C, Class A3
2.080%	02/15/23	5	4,979
John Deere Owner Trust,
Series 2015-A, Class A4
1.650%	12/15/21	5	4,993

			24,444

Other — 0.1%
Jimmy Johns Funding LLC,
Series 2017-1A, Class A2I, 144A
3.610%	07/30/47	25	25,034
Wendys Funding LLC,
Series 2018-1A, Class A2I, 144A
3.573%	03/15/48	50	49,984

			75,018

TOTAL ASSET-BACKED SECURITIES (cost $252,199)			251,618

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
CD Mortgage Trust,
Series 2016-CD2, Class A4
3.526%(cc)	11/10/49	10	$10,323
Citigroup Commercial Mortgage Trust,
Series 2015-GC33, Class A4
3.778%	09/10/58	10	10,485
Commercial Mortgage Trust,
Series 2014-CR20, Class A1
1.324%	11/10/47	4	4,353
Series 2015-CR24, Class A5
3.696%	08/10/48	10	10,447
Series 2015-LC21, Class A4
3.708%	07/10/48	10	10,443
FHLMC Multifamily Structured Pass-Through Certificates,
Series K068, Class A1
2.952%	02/25/27	10	10,102
Series K716, Class A1
2.415%	08/25/47	6	5,984
GS Mortgage Securities Trust,
Series 2015-GC32, Class A4
3.764%	07/10/48	10	10,512
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class AS
4.243%(cc)	04/15/47	10	10,532
Series 2014-C22, Class A1
1.451%	09/15/47	3	3,463
Series 2015-C30, Class A5
3.822%	07/15/48	10	10,505
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class B
4.464%(cc)	08/15/47	10	10,358
Series 2015-C24, Class AS
4.036%(cc)	05/15/48	10	10,372
Wells Fargo Commercial Mortgage Trust,
Series 2015-C30, Class A4
3.664%	09/15/58	10	10,407
Series 2015-NXS2, Class A5
3.767%(cc)	07/15/58	10	10,479
WFRBS Commercial Mortgage Trust,
Series 2014-C20, Class AS
4.176%	05/15/47	10	10,414

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $147,115)			149,179

CORPORATE BONDS — 2.7%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	02/15/23	10	10,287
Omnicom Group, Inc.,
Gtd. Notes
3.600%	04/15/26	10	10,117
3.650%	11/01/24	5	5,131

			25,535

Aerospace & Defense — 0.0%
Harris Corp.,

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Sr. Unsec’d. Notes
4.854%	04/27/35	10	$11,176

Agriculture — 0.0%
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
2.300%	06/12/18	5	5,006

Airlines — 0.1%
American Airlines 2014-1 Class A,
Pass-Through Certificates
3.700%	04/01/28	4	4,247
American Airlines 2015-1 Class A,
Pass-Through Certificates
3.375%	11/01/28	9	8,777
Delta Air Lines 2015-1 Class B,
Pass-Through Certificates
4.250%	01/30/25	9	8,954
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20	15	15,087
United Airlines 2014-1 Class B,
Pass-Through Certificates
4.750%	10/11/23	4	3,982

			41,047

Auto Manufacturers — 0.0%
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25	5	5,135
General Motors Financial Co., Inc.,
Gtd. Notes
3.100%	01/15/19	5	5,027
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.450%	01/12/18	10	9,999

			20,161

Banks — 0.6%
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
3.500%	04/19/26	10	10,224
Sr. Unsec’d. Notes, MTN
2.650%	04/01/19	20	20,114
4.244%	04/24/38	20	21,691
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
2.250%	02/01/19	10	10,017
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.150%	07/30/18	5	5,003
Sub. Notes
4.450%	09/29/27	10	10,587
4.600%	03/09/26	10	10,642
Fifth Third Bancorp,
Sub. Notes
4.300%	01/16/24	10	10,614
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.750%	09/15/20	10	10,050

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
3.000%	04/26/22	15	$15,059
3.850%	01/26/27	10	10,267
Sr. Unsec’d. Notes, GMTN
7.500%	02/15/19	10	10,568
Sub. Notes
5.150%	05/22/45	5	5,798
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
1.625%	05/15/18	5	4,997
2.750%	06/23/20	10	10,087
3.882%	07/24/38	20	20,559
Sub. Notes
3.375%	05/01/23	25	25,412
KeyCorp,
Sr. Unsec’d. Notes, MTN
2.900%	09/15/20	10	10,094
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
2.125%	04/25/18	10	10,005
3.971%	07/22/38	15	15,532
4.300%	01/27/45	5	5,393
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.300%	03/08/22	15	15,401
State Street Corp.,
Sr. Unsec’d. Notes
2.550%	08/18/20	10	10,066
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, GMTN
1.750%	07/23/18	10	9,992
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.069%	01/24/23	30	30,225
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	10	10,326
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
2.150%	03/06/20	15	14,933

			343,656

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
3.650%	02/01/26	15	15,480
4.900%	02/01/46	10	11,590
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.100%	07/17/22	5	5,120

			32,190

Biotechnology — 0.1%
Biogen, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/22	5	5,182
Celgene Corp.,
Sr. Unsec’d. Notes
3.550%	08/15/22	10	10,300

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Biotechnology (continued)
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
1.850%	09/20/19	5	$4,979
3.250%	09/01/22	5	5,146

			25,607

Building Materials — 0.0%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.000%	11/01/22	2	1,983

Commercial Services — 0.0%
Ecolab, Inc.,
Sr. Unsec’d. Notes, 144A
3.250%	12/01/27	5	5,003
George Washington University (The),
Unsec’d. Notes
4.300%	09/15/44	5	5,479
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
4.125%	02/02/26	5	5,202

			15,684

Computers — 0.0%
Apple, Inc.,
Sr. Unsec’d. Notes
3.200%	05/13/25	10	10,202
DXC Technology Co.,
Sr. Unsec’d. Notes
2.875%	03/27/20	5	5,024
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes, 144A
2.100%	10/04/19	5	4,966

			20,192

Diversified Financial Services — 0.1%
AIG Global Funding,
Sr. Sec’d. Notes, 144A
2.150%	07/02/20	5	4,956
Air Lease Corp.,
Sr. Unsec’d. Notes
3.625%	04/01/27	5	4,996
American Express Credit Corp.,
Sr. Unsec’d. Notes
2.125%	07/27/18	10	10,012
Sr. Unsec’d. Notes, MTN
2.200%	03/03/20	5	4,985
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	5	5,033
Raymond James Financial, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/26	5	5,023
Visa, Inc.,
Sr. Unsec’d. Notes
2.150%	09/15/22	15	14,791

			49,796

Electric — 0.2%
Appalachian Power Co.,

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Electric (continued)
Sr. Unsec’d. Notes
4.450%	06/01/45	10	$11,098
Dominion Energy, Inc.,
Jr. Sub. Notes
2.579%	07/01/20	5	5,002
Sr. Unsec’d. Notes
2.500%	12/01/19	5	5,008
Eversource Energy,
Sr. Unsec’d. Notes
1.600%	01/15/18	5	4,999
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
2.950%	01/15/20	5	5,051
5.200%	10/01/19	5	5,237
FirstEnergy Corp.,
Sr. Unsec’d. Notes
7.375%	11/15/31	10	13,487
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25	10	10,550
Georgia Power Co.,
Sr. Unsec’d. Notes
2.000%	09/08/20	15	14,914
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	11/15/22	15	14,973
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45	10	11,127

			101,446

Electronics — 0.0%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
3.875%	07/15/23	10	10,357
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
3.300%	10/30/19	5	5,047

			15,404

Environmental Control — 0.0%
Republic Services, Inc.,
Sr. Unsec’d. Notes
3.375%	11/15/27	5	5,037

Forest Products & Paper — 0.0%
International Paper Co.,
Sr. Unsec’d. Notes
5.000%	09/15/35	10	11,310

Gas — 0.1%
NiSource Finance Corp.,
Gtd. Notes
3.490%	05/15/27	10	10,178
3.950%	03/30/48	15	15,366

			25,544

Hand/Machine Tools — 0.0%
Stanley Black & Decker, Inc.,
Sub. Notes
2.451%	11/17/18	10	10,030

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Healthcare-Products — 0.1%
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
3.700%	06/06/27	25	$25,193
Danaher Corp.,
Sr. Unsec’d. Notes
2.400%	09/15/20	5	5,019
Medtronic Global Holdings SCA,
Gtd. Notes
1.700%	03/28/19	20	19,917
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.400%	02/01/19	10	10,024

			60,153

Healthcare-Services — 0.1%
AHS Hospital Corp.,
Unsec’d. Notes
5.024%	07/01/45	5	6,051
Anthem, Inc.,
Sr. Unsec’d. Notes
2.500%	11/21/20	5	4,990
4.650%	01/15/43	15	16,448
Catholic Health Initiatives,
Sec’d. Notes
2.950%	11/01/22	10	9,913
Humana, Inc.,
Sr. Unsec’d. Notes
2.625%	10/01/19	5	5,021
Trinity Health Corp.,
Sec’d. Notes
4.125%	12/01/45	5	5,302
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/15/25	5	5,270

			52,995

Insurance — 0.2%
American International Group, Inc.,
Sr. Unsec’d. Notes
2.300%	07/16/19	5	4,996
3.300%	03/01/21	5	5,097
Aon PLC,
Gtd. Notes
3.875%	12/15/25	5	5,228
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
2.750%	03/15/23	15	15,098
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.950%	05/15/24	15	15,611
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44	20	22,228
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
3.300%	03/14/23	5	5,124
4.350%	01/30/47	5	5,538
New York Life Global Funding,

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Insurance (continued)
Sec’d. Notes, 144A
1.500%	10/24/19	15	$14,801
Principal Financial Group, Inc.,
Gtd. Notes
3.400%	05/15/25	10	10,143
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	20	21,151

			125,015

Internet — 0.0%
Amazon.com, Inc.,
Sr. Unsec’d. Notes, 144A
2.800%	08/22/24	5	4,985
3.875%	08/22/37	10	10,612
Priceline Group, Inc. (The),
Sr. Unsec’d. Notes
3.650%	03/15/25	5	5,082

			20,679

Machinery-Diversified — 0.0%
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
3.800%	12/15/26	15	15,469

Media — 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25	10	10,632
NBCUniversal Media LLC,
Gtd. Notes
5.150%	04/30/20	10	10,654
Thomson Reuters Corp. (Canada),
Sr. Unsec’d. Notes
3.350%	05/15/26	5	4,976
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.000%	09/01/21	10	10,299

			36,561

Mining — 0.0%
Goldcorp, Inc. (Canada),
Sr. Unsec’d. Notes
2.125%	03/15/18	10	10,005

Miscellaneous Manufacturing — 0.0%
General Electric Co.,
Sr. Unsec’d. Notes
1.625%	04/02/18	10	9,995
Sr. Unsec’d. Notes, GMTN
2.200%	01/09/20	15	14,985

			24,980

Multi-National — 0.0%
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes
1.625%	12/15/20	10	9,848

Oil & Gas — 0.1%
BP Capital Markets PLC (United Kingdom),

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Gtd. Notes
1.768%	09/19/19	5	$4,972
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27	5	5,065
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	10	10,241
Petroleos Mexicanos (Mexico),
Gtd. Notes
3.500%	07/23/20	10	10,135
6.625%	06/15/35	10	10,683
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	05/11/25	10	10,277
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.700%	03/15/28	10	9,931

			61,304

Packaging & Containers — 0.0%
Packaging Corp. of America,
Sr. Unsec’d. Notes
2.450%	12/15/20	5	5,007
3.650%	09/15/24	5	5,127

			10,134

Pharmaceuticals — 0.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.500%	05/14/35	10	10,983
Allergan Funding SCS,
Gtd. Notes
3.450%	03/15/22	5	5,080
Express Scripts Holding Co.,
Gtd. Notes
2.600%	11/30/20	20	19,982
Mead Johnson Nutrition Co. (United Kingdom),
Gtd. Notes
4.125%	11/15/25	5	5,303
Teva Pharmaceutical Finance IV BV (Israel),
Gtd. Notes
3.650%	11/10/21	5	4,756
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
1.700%	07/19/19	20	19,432

			65,536

Pipelines — 0.1%
Boardwalk Pipelines LP,
Gtd. Notes
4.950%	12/15/24	5	5,356
Columbia Pipeline Group, Inc.,
Gtd. Notes
3.300%	06/01/20	5	5,071
Enbridge, Inc. (Canada),
Sub. Notes
6.000%	01/15/77	5	5,200

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pipelines (continued)
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
4.350%	07/15/25	5	$5,340
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24	5	4,869
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	10	10,118
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
3.375%	10/15/26	15	14,824

			50,778

Real Estate Investment Trusts (REITs) — 0.1%
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.350%	10/01/20	5	5,099
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25	5	4,993
3.900%	03/15/27	5	4,950
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.700%	06/15/26	10	9,993
4.750%	05/15/47	5	5,264
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
2.550%	01/15/21	10	10,007
Healthcare Realty Trust, Inc.,
Sr. Unsec’d. Notes
3.625%	01/15/28	10	9,894
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24	5	4,986
4.250%	08/15/29	5	5,173
4.375%	10/01/25	5	5,245
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.400%	11/01/22	5	5,099
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	10/01/24	5	5,103

			75,806

Retail — 0.1%
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.125%	04/21/26	5	4,870
3.750%	06/01/27	15	15,224
CVS Health Corp.,
Sr. Unsec’d. Notes
3.500%	07/20/22	5	5,093
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.600%	09/01/27	20	20,074
QVC, Inc.,

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Retail (continued)
Sr. Sec’d. Notes
4.850%	04/01/24	5	$5,254

			50,515

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes, 144A
2.200%	01/15/21	20	19,558
3.000%	01/15/22	15	14,873
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
3.000%	05/20/22	10	10,009

			44,440

Software — 0.1%
Microsoft Corp.,
Sr. Unsec’d. Notes
4.200%	11/03/35	10	11,346
Oracle Corp.,
Sr. Unsec’d. Notes
2.250%	10/08/19	10	10,045
2.400%	09/15/23	25	24,687

			46,078

Telecommunications — 0.0%
AT&T, Inc.,
Sr. Unsec’d. Notes
5.800%	02/15/19	10	10,377

Transportation — 0.0%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.050%	09/01/22	10	10,197
4.150%	04/01/45	10	10,867

			21,064

Trucking & Leasing — 0.1%
GATX Corp.,
Sr. Unsec’d. Notes
2.600%	03/30/20	5	4,999
3.500%	03/15/28	15	14,803
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.200%	07/15/20	10	10,149

			29,951

TOTAL CORPORATE BONDS (cost $1,549,796)			1,582,492

SOVEREIGN BONDS — 0.1%
Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
3.250%	04/06/26	5	5,106
Province of Alberta (Canada),
Sr. Unsec’d. Notes
2.200%	07/26/22	20	19,709
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.000%	10/23/22	10	9,806

Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (continued)
Province of Ontario (Canada),
Sr. Unsec’d. Notes
3.000%	07/16/18	10	$10,062
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.875%	10/16/24	10	10,109

TOTAL SOVEREIGN BONDS (cost $54,584)			54,792

MUNICIPAL BONDS — 0.1%
California — 0.0%
State of California,
General Obligation Unlimited, BABS
7.625%	03/01/40	5	7,822
University of California,
Revenue Bonds, Series J
4.131%	05/15/45	5	5,289

			13,111

Florida — 0.0%
State Board of Administration Finance Corp.,
Revenue Bonds
2.638%	07/01/21	5	5,005

South Carolina — 0.0%
South Carolina Public Service Authority,
Revenue Bonds
2.388%	12/01/23	10	9,520

Wisconsin — 0.1%
State of Wisconsin,
Revenue Bonds
3.954%	05/01/36	15	15,601

TOTAL MUNICIPAL BONDS (cost $42,223)			43,237

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%
Fannie Mae Connecticut Avenue Securities,
Series 2016-C07, Class 2M1, 1 Month LIBOR + 1.300%
2.852%(c)	05/25/29	7	7,021
Seasoned Credit Risk Transfer Trust,
Series 2016-1, Class M1, 144A
3.000%(cc)	09/25/55	10	9,674

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $16,254)			16,695

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.1%
Federal Home Loan Banks
1.375%	05/28/19	30	29,796
1.375%	09/28/20	40	39,303
Federal National Mortgage Assoc.
1.250%	08/17/21	20	19,381

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $89,787)			88,480

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS — 12.6%
U.S. Treasury Bonds
2.250%	08/15/46		110	$99,228
2.500%	02/15/45		128	122,025
2.750%	11/15/42		10	10,063
2.750%	08/15/47		85	85,106
2.875%	08/15/45		30	30,766
3.000%	11/15/44		45	47,266
3.000%	05/15/45		20	21,004
3.000%	02/15/47		85	89,393
3.000%	05/15/47		15	15,771
3.125%	11/15/41		118	126,855
3.125%	02/15/43		18	18,801
3.125%	08/15/44	(k)	102	109,630
3.375%	05/15/44		5	5,611
3.500%	02/15/39		20	22,843
3.625%	08/15/43		50	58,355
4.500%	02/15/36		67	86,255
4.500%	05/15/38		135	175,458
5.375%	02/15/31		29	38,533
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/19		330	346,624
0.125%	04/15/20		325	341,748
0.125%	04/15/21		540	559,618
0.125%	01/15/22		448	486,625
0.125%	04/15/22		409	411,935
0.125%	07/15/22		457	489,562
0.125%	01/15/23		85	90,133
0.125%	07/15/24		130	133,468
0.125%	07/15/26		112	112,620
0.250%	01/15/25		16	16,516
0.375%	07/15/23		59	62,475
0.375%	07/15/25		81	84,802
0.375%	01/15/27		93	94,286
0.375%	07/15/27		85	85,259
0.625%	07/15/21		219	244,302
0.625%	01/15/24		113	121,017
0.625%	01/15/26		105	110,752
0.625%	02/15/43		24	25,511
0.750%	02/15/42		57	62,832
0.750%	02/15/45		40	42,112
0.875%	02/15/47		13	13,805
1.000%	02/15/46		18	19,907
1.125%	01/15/21		250	289,980
1.250%	07/15/20		14	15,767
1.375%	01/15/20		9	10,535
1.375%	02/15/44		19	23,094
1.750%	01/15/28		11	14,558
1.875%	07/15/19		180	214,529
2.000%	01/15/26		30	41,939
2.125%	01/15/19		156	182,807
2.125%	02/15/40		18	26,731
2.125%	02/15/41		29	42,801
2.500%	01/15/29		41	56,863
3.375%	04/15/32		7	13,073
3.875%	04/15/29		6	12,888
U.S. Treasury Notes
1.125%	06/30/21		75	72,633
1.125%	07/31/21		25	24,176
1.125%	08/31/21		10	9,660

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (continued)
1.375%	12/15/19	25	$24,754
1.375%	02/29/20	5	4,944
1.375%	05/31/21	105	102,638
1.625%	08/31/22	135	131,662
1.625%	11/15/22	90	87,708
1.750%	09/30/19	15	14,966
1.750%	10/31/20	20	19,887
1.750%	05/31/22	15	14,739
1.875%	03/31/22	20	19,774
2.000%	12/31/21	120	119,391
2.000%	02/15/22	15	14,929
2.000%	11/30/22	100	99,090
2.250%	11/15/24	5	4,974
2.250%	11/15/25	135	133,813
2.250%	02/15/27	20	19,738
2.250%	08/15/27	85	83,805
2.250%	11/15/27	150	147,885
2.375%	05/15/27	125	124,644
2.625%	11/15/20	8	8,144

TOTAL U.S. TREASURY OBLIGATIONS (cost $7,357,707)			7,348,391

TOTAL LONG-TERM INVESTMENTS (cost $49,973,469)			57,393,907

	Shares
SHORT-TERM INVESTMENTS — 4.1%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	1,772,339	1,772,340
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $617,252; includes $616,540 of cash collateral for securities on loan)(b)(w)	617,272	617,272

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,389,591)		2,389,612

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN — 102.2% (cost $52,363,060)		59,783,519

OPTION WRITTEN ~* — (0.2)%
(premiums received $73,473)		(117,800)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN — 102.0% (cost $52,289,587)		59,665,719
Liabilities in excess of other assets(z) — (2.0)%		(1,189,663)

NET ASSETS — 100.0%		$58,476,056

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

**	Investment is an affiliate of the Subadvisor.

~	See tables subsequent to the Schedule of Investments for options detail.

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $465 and 0.0% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $603,988; cash collateral of $616,540 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017.

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of options written, at market value:

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Call	01/19/18	$2,620.00	19	2	$(117,800)

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
22	S&P 500 E-Mini Index	Mar. 2018	$2,926,406	$2,943,600	$17,194

Short Position:
4	5 Year U.S. Treasury Notes	Mar. 2018	466,281	464,656	1,625

					$18,819

A security with a market value of $109,630 has been segregated with Goldman Sachs & Co. to cover requirement for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound, Expiring 01/19/18	Bank of America	GBP	16	$21,035	$21,618	$(583)
Japanese Yen, Expiring 01/19/18	Citigroup Global Markets	JPY	3,559	31,425	31,620	(195)

				$52,460	$53,238	$(778)

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency	$—	$(778)	$(778)

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$30,186,610	$12,287,734	$3
Preferred Stocks	113,723	15,910	—
Right	—	—	462
Unaffiliated Funds	5,254,581	—	—
Asset-Backed Securities
Automobiles	—	142,159	—
Credit Cards	—	9,997	—
Equipment	—	24,444	—
Other	—	75,018	—
Commercial Mortgage-Backed Securities	—	149,179	—
Corporate Bonds	—	1,582,492	—
Sovereign Bonds	—	54,792	—
Municipal Bonds	—	43,237	—
Residential Mortgage-Backed Securities	—	16,695	—
US Government Agency Obligations	—	88,480	—
U.S. Treasury Obligations	—	7,348,391	—
Affiliated Mutual Funds	2,389,612	—	—
Option Written	(117,800)	—	—
Other Financial Instruments*
Futures Contracts	18,819	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(778)	—

Total	$37,845,545	$21,837,750	$465

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

U.S. Treasury Obligations	12.6%
Unaffiliated Funds	9.0
Banks	6.3
Affiliated Mutual Funds (1.1% represents investments purchased with collateral from securities on loan)	4.1
Insurance	3.7
Software	3.6
Internet Software & Services	3.6
Equity Real Estate Investment Trusts (REITs)	3.4
Oil, Gas & Consumable Fuels	3.2
Health Care Equipment & Supplies	2.9
IT Services	2.8
Pharmaceuticals	2.8
Capital Markets	2.4
Metals & Mining	2.2

Internet & Direct Marketing Retail	2.1%
Health Care Providers & Services	1.9
Chemicals	1.8
Semiconductors & Semiconductor Equipment	1.8
Food Products	1.6
Media	1.6
Electric Utilities	1.6
Aerospace & Defense	1.5
Biotechnology	1.5
Machinery	1.3
Hotels, Restaurants & Leisure	1.3
Industrial Conglomerates	1.2
Technology Hardware, Storage & Peripherals	1.1
Tobacco	1.1
Food & Staples Retailing	1.0
Specialty Retail	0.9
Automobiles	0.9
Diversified Telecommunication Services	0.8
Airlines	0.7
Real Estate Management & Development	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry table (cont.)
Auto Components	0.7%
Life Sciences Tools & Services	0.7
Beverages	0.7
Electronic Equipment, Instruments & Components	0.6
Containers & Packaging	0.6
Trading Companies & Distributors	0.5
Household Durables	0.5
Communications Equipment	0.4
Electrical Equipment	0.4
Building Products	0.4
Multi-Utilities	0.4
Commercial Services & Supplies	0.4
Wireless Telecommunication Services	0.4
Professional Services	0.4
Diversified Financial Services	0.4
Textiles, Apparel & Luxury Goods	0.3
Gas Utilities	0.3
Multiline Retail	0.3
Air Freight & Logistics	0.3
Household Products	0.3
Consumer Finance	0.3
Commercial Mortgage-Backed Securities	0.3
Road & Rail	0.3
Thrifts & Mortgage Finance	0.2
Mortgage Real Estate Investment Trusts (REITs)	0.2
Personal Products	0.2
Energy Equipment & Services	0.2
Independent Power & Renewable Electricity Producers	0.2
Electric	0.2
U.S. Government Agency Obligations	0.1
Real Estate Investment Trusts (REITs)	0.1
Other	0.1
Leisure Products	0.1
Diversified Consumer Services	0.1
Oil & Gas	0.1
Healthcare-Products	0.1
Sovereign Bonds	0.1
Healthcare-Services	0.1
Water Utilities	0.1
Construction Materials	0.1
Pipelines	0.1

Retail	0.1%
Construction & Engineering	0.1
Semiconductors	0.1
Transportation Infrastructure	0.1
Municipal Bonds	0.1
Distributors	0.1
Marine	0.1
Health Care Technology	0.1
Trucking & Leasing	0.1
Gas	0.1
Advertising	0.1
Miscellaneous Manufacturing	0.0	*
Equipment	0.0	*
Paper & Forest Products	0.0	*
Transportation	0.0	*
Internet	0.0	*
Computers	0.0	*
Auto Manufacturers	0.0	*
Residential Mortgage-Backed Securities	0.0	*
Commercial Services	0.0	*
Machinery-Diversified	0.0	*
Electronics	0.0	*
Healthcare Equipment & Supplies	0.0	*
Forest Products & Paper	0.0	*
Telecommunications	0.0	*
Packaging & Containers	0.0	*
Hand/Machine Tools	0.0	*
Mining	0.0	*
Credit Cards	0.0	*
Multi-National	0.0	*
Environmental Control	0.0	*
Agriculture	0.0	*
Building Materials	0.0	*
Holding Companies – Diversified	0.0	*

	102.2
Options Written	(0.2)
Liabilities in excess of other assets	(2.0)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$17,194	*	—	$—
Equity contracts	Unaffiliated investments	462		Options written outstanding, at value	117,800
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	778
Interest rate contracts	Due from/to broker — variation margin futures	1,625	*	—	—

Total		$19,281			$118,578

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Rights(1)	Options Written	Futures	Forward Currency Contracts
Equity contracts		$803	$(254,211)	$176,714	$—
Foreign exchange contracts		—	—	—	2,059
Interest rate contracts		—	—	(198)	—

Total		$803	$(254,211)	$176,516	$2,059

(1) Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Options Written	Futures	Forward Currency Contracts
Equity contracts	$300	$(271)	$(44,279)	$24,868	$—
Foreign exchange contracts	—	—	—	—	(3,622)
Interest rate contracts	—	—	—	2,086	—

Total	$300	$(271)	$(44,279)	$26,954	$(3,622)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Written(3)	Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Forward Foreign Currency Exchange Contracts - Sold(2)
$5,200	$1,413,443	$257,605	$51,647

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$603,988	$(603,988)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$—	$(583)	$(583)	$—	$(583)
Citigroup Global Markets	—	(195)	(195)	—	(195)

	$—	$(778)	$(778)	$—	$(778)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $603,988:
Unaffiliated investments (cost $49,973,469)	$57,393,907
Affiliated investments (cost $2,389,591)	2,389,612
Cash	114
Foreign currency, at value (cost $32,245)	32,292
Dividends and interest receivable	112,060
Receivable for investments sold	108,196
Receivable for fund share sold	28,289
Tax reclaim receivable	17,522
Receivable from manager	6,759
Receivable from affiliate	1,154
Prepaid expenses	599

Total Assets	60,090,504

LIABILITIES:
Payable for investments purchased	748,762
Payable to broker for collateral for securities on loan	616,540
Options written outstanding, at value (premiums received $73,473)	117,800
Accrued expenses and other liabilities	113,806
Due to broker-variation margin futures	11,045
Foreign capital gains tax liability accrued	2,415
Distribution fee payable	2,372
Unrealized depreciation on OTC forward foreign currency exchange contracts	778
Payable for fund share repurchased	565
Affiliated transfer agent fee payable	365

Total Liabilities	1,614,448

NET ASSETS	$58,476,056

Net assets were comprised of:
Paid-in capital	$48,018,990
Retained earnings	10,457,066

Net assets, December 31, 2017	$58,476,056

Net asset value and redemption price per share, $58,476,056 / 4,425,317 outstanding shares of beneficial interest	$13.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $32,367, of which $2,885 is reimbursable by an affiliate)	$913,886
Interest income	177,280
Income from securities lending, net (including affiliated income of $1,092)	10,760
Affiliated dividend income	9,930

1,111,856

EXPENSES
Management fees	361,970
Distribution fee	123,539
Custodian and accounting fees	336,939
Pricing fees	51,308
Audit fee	25,800
Shareholders’ reports	12,319
Legal fees and expenses	11,515
Trustees’ fees	9,850
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,011
Miscellaneous	23,710

Total expenses	963,961
Less: management fee waivers and/or expense reimbursement	(475,267)

Net expenses	488,694

NET INVESTMENT INCOME (LOSS)	623,162

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(78)) (net of foreign capital gains taxes $(155))	2,096,192
Futures transactions	176,516
Options written transactions	(254,211)
Forward currency contracts transactions	2,059
Foreign currency transactions	1,586

2,022,142

Net change in unrealized appreciation (depreciation) on: Investments (including affiliated of $21) (net of change in foreign capital gains taxes $(2,415))	5,631,813
Futures	26,954
Options written	(44,279)
Forward currency contracts	(3,622)
Foreign currencies	865

5,611,731

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	7,633,873

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,257,035

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$623,162	$477,144
Net realized gain (loss) on investment and foreign currency transactions	2,022,142	(237,576)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,611,731	2,326,009

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,257,035	2,565,577

FUND SHARE TRANSACTIONS:
Fund share sold [1,004,745 and 1,281,649 shares, respectively]	12,350,057	13,692,275
Fund share repurchased [225,917 and 710,093 shares, respectively]	(2,758,999)	(7,538,617)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	9,591,058	6,153,658

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,848,093	8,719,235
NET ASSETS:
Beginning of year	40,627,963	31,908,728

End of year	$58,476,056	$40,627,963

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS — 99.8%
ASSET-BACKED SECURITIES — 0.4%
Automobiles — 0.4%
AmeriCredit Automobile Receivables Trust,
Series 2016-2, Class A2B, 1 Month LIBOR + 0.700%
2.107%(c)	10/08/19	646	$645,806
Enterprise Fleet Financing LLC,
Series 2015-2, Class A2, 144A
1.588%	02/22/21	118	117,662
First Investors Auto Owner Trust,
Series 2016-2A, Class A1, 144A
1.530%	11/16/20	758	756,272
Ford Credit Floorplan Master Owner Trust,
Series 2016-4, Class A, 1 Month LIBOR + 0.530%
2.007%(c)	07/15/20	4,120	4,127,306
Westlake Automobile Receivables Trust,
Series 2016-2A, Class B, 144A
2.300%	11/15/19	930	930,664
Wheels SPV 2 LLC,
Series 2016-1A, Class A2, 144A
1.590%	05/20/25	801	798,520

			7,376,230

Equipment — 0.0%
Kubota Credit Owner Trust,
Series 2016-1A, Class A2, 144A
1.250%	04/15/19	702	701,079

TOTAL ASSET-BACKED SECURITIES (cost $8,074,700)			8,077,309

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.4%
BANK,
Series 2017-BNK9, Class XA, IO
0.826%(cc)	11/15/54	1,815	115,079
BBCMS Mortgage Trust,
Series 2017-C1, Class A4
3.674%	02/15/50	720	750,863
CFCRE Commercial Mortgage Trust,
Series 2016-C7, Class A3
3.839%	12/10/54	570	595,092
Series 2017-C8, Class A4
3.572%	06/15/50	580	592,481
Series 2016-C3, Class A3
3.865%	01/10/48	605	633,927
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class XA, IO
1.046%(cc)	07/10/47	3,356	176,992
Commercial Mortgage Trust,
Series 2013-CR6, Class A4
3.101%	03/10/46	670	679,164
Series 2016-DC2, Class A5
3.765%	02/10/49	285	298,482
Series 2012-CR4, Class A3
2.853%	10/15/45	410	411,535
Series 2012-CR5, Class A4
2.771%	12/10/45	792	791,200
Series 2013-CR7, Class A4
3.213%	03/10/46	535	545,853

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2013-CR7, Class XA, IO
1.204%(cc)	03/10/46	2,403	$119,314
Series 2013-CR8, Class A5
3.612%(cc)	06/10/46	730	757,965
Series 2013-CR10, Class A4
4.210%(cc)	08/10/46	115	122,802
Series 2013-CR10, Class XA, IO
0.886%(cc)	08/10/46	3,962	120,146
Series 2013-LC6, Class A4
2.941%	01/10/46	892	898,379
Series 2014-UBS2, Class A5
3.961%	03/10/47	905	954,705
Series 2014-UBS4, Class A5
3.694%	08/10/47	850	885,688
Series 2015-3BP, Class A, 144A
3.178%	02/10/35	100	100,717
Series 2015-DC1, Class A5
3.350%	02/10/48	725	738,108
Series 2015-PC1, Class A5
3.902%	07/10/50	673	708,806
CSAIL Commercial Mortgage Trust,
Series 2015-C4, Class A3
3.544%	11/15/48	770	795,154
Series 2016-C5, Class A5
3.757%	11/15/48	63	65,709
Series 2016-C7, Class A5
3.502%	11/15/49	490	502,024
GS Mortgage Securities Trust,
Series 2014-GC20, Class D, 144A
4.858%(cc)	04/10/47	640	423,568
Series 2014-GC26, Class A5
3.629%	11/10/47	955	992,603
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A4
3.363%	07/15/45	700	720,607
Series 2014-C22, Class A4
3.801%	09/15/47	845	885,591
Series 2015-C28, Class A3
2.912%	10/15/48	215	213,678
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2008-C2, Class A4FL1 Month LIBOR + 1.500%
2.944%(c)	02/12/51	196	195,357
Series 2012-C8, Class A3
2.829%	10/15/45	760	763,514
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class A4
3.176%	08/15/45	645	657,124
Series 2013-C8, Class A4
3.134%	12/15/48	840	854,676
Series 2013-C10, Class A4
4.082%(cc)	07/15/46	180	191,372
Series 2015-C24, Class A4
3.732%	05/15/48	870	912,233
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A3
3.337%	12/15/49	365	371,645
Series 2016-UB12, Class A4
3.596%	12/15/49	765	792,928

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-H1, Class XA, IO
1.460%(cc)	06/15/50		1,201	$113,720
UBS Commercial Mortgage Trust,
Series 2017-C2, Class XA, IO
1.161%(cc)	08/15/50		2,519	204,074
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class A4
3.091%	08/10/49		785	797,601
Series 2013-C6, Class A4
3.244%	04/10/46		785	800,114
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class A5
3.405%	12/15/47		970	993,424
Series 2015-C26, Class A4
3.166%	02/15/48		10	10,092
Series 2015-C27, Class A5
3.451%	02/15/48		785	807,412
Series 2015-C29, Class A4
3.637%	06/15/48		480	498,834
Series 2015-SG1, Class A4
3.789%	09/15/48		580	608,287
Series 2016-LC24, Class A4
2.942%	10/15/49		170	167,922
Series 2016-NXS6, Class A4
2.918%	11/15/49		360	355,043
Series 2017-C38, Class A5
3.453%	07/15/50		780	797,523
WFRBS Commercial Mortgage Trust,
Series 2012-C7, Class A2
3.431%	06/15/45		955	980,747
Series 2012-C9, Class A3
2.870%	11/15/45		185	186,236
Series 2012-C10, Class A3
2.875%	12/15/45		980	983,703
Series 2014-C19, Class A5
4.101%	03/15/47		165	175,515
Series 2014-C20, Class A4
3.723%	05/15/47		145	151,315

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $29,084,783)				28,966,643

CORPORATE BONDS — 41.7%
Belgium — 0.2%
Anheuser-Busch InBev SA/NV,
Gtd. Notes, EMTN
2.000%	12/16/19	EUR	3,300	4,121,773

Brazil — 0.3%
Banco Nacional de Desenvolvimento Economico e Social,
Sr. Unsec’d. Notes
4.000%	04/14/19		5,275	5,341,887

Canada — 0.6%
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes
2.950%	01/15/23		4,270	4,250,879

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Canada (continued)
CDP Financial, Inc.,
Gtd. Notes, 144A
4.400%	11/25/19		4,525	$4,702,699
Emera US Finance LP,
Gtd. Notes
2.150%	06/15/19		1,105	1,100,701
3.550%	06/15/26		1,550	1,554,441
Fortis, Inc.,
Sr. Unsec’d. Notes
2.100%	10/04/21		1,260	1,229,915

				12,838,635

Denmark — 0.4%
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A
2.000%	09/08/21		3,095	3,026,516
Sr. Unsec’d. Notes, MTN, 144A
2.800%	03/10/21		2,200	2,215,673
Sub. Notes, EMTN
2.750%	05/19/26	EUR	2,350	3,010,458

				8,252,647

France — 3.1%
Air Liquide Finance SA,
Gtd. Notes, 144A
2.250%	09/27/23		1,610	1,558,512
AXA SA,
Sub. Notes, EMTN
3.375%	07/06/47	EUR	900	1,195,932
5.125%	07/04/43	EUR	3,500	5,040,569
BNP Paribas SA,
Sr. Unsec’d. Notes, EMTN
1.500%	11/17/25	EUR	2,050	2,539,416
Sr. Unsec’d. Notes, MTN, 144A
2.950%	05/23/22		3,445	3,452,495
3.800%	01/10/24		3,225	3,336,661
Sub. Notes, EMTN
2.875%	03/20/26	EUR	1,805	2,313,230
2.875%	10/01/26	EUR	805	1,069,032
BPCE SA,
Sub. Notes, EMTN
2.750%	11/30/27	EUR	3,900	5,053,023
Credit Agricole SA,
Sr. Unsec’d. Notes, EMTN
1.375%	05/03/27	EUR	1,900	2,343,848
Sr. Unsec’d. Notes, MTN, 144A
3.250%	10/04/24		3,075	3,054,312
Sub. Notes
2.625%	03/17/27	EUR	2,805	3,636,592
Orange SA,
Sr. Unsec’d. Notes, EMTN
1.875%	10/02/19	EUR	4,100	5,089,846
RCI Banque SA,
Sr. Unsec’d. Notes, EMTN
0.375%	07/10/19	EUR	5,075	6,123,046
1.125%	09/30/19	EUR	5,825	7,126,651
3.000%	05/09/19	GBP	2,275	3,153,009

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
France (continued)
Societe Generale SA,
Sr. Unsec’d. Notes, MTN, 144A
2.500%	04/08/21		4,475	$4,451,954
Valeo SA,
Sr. Unsec’d. Notes, EMTN
1.625%	03/18/26	EUR	1,300	1,629,414

				62,167,542

Germany — 2.6%
BMW US Capital LLC,
Gtd. Notes, 144A
1.850%	09/15/21		2,350	2,292,817
2.000%	04/11/21		2,930	2,888,309
Commerzbank AG,
Sub. Notes, EMTN
4.000%	03/23/26	EUR	1,450	1,974,092
4.000%	03/30/27	EUR	1,075	1,472,590
Daimler Finance North America LLC,
Gtd. Notes, 144A
2.000%	07/06/21		4,725	4,622,361
Deutsche Bank AG,
Sr. Unsec’d. Notes
2.700%	07/13/20		7,535	7,498,097
Sr. Unsec’d. Notes, EMTN
1.500%	01/20/22	EUR	1,500	1,858,584
Sr. Unsec’d. Notes, MTN
3.700%	05/30/24		2,465	2,481,563
Sub. Notes, EMTN
2.750%	02/17/25	EUR	2,575	3,177,362
E.ON SE,
Sr. Unsec’d. Notes, EMTN
1.625%	05/22/29	EUR	2,225	2,715,977
innogy Finance BV,
Gtd. Notes, EMTN
1.875%	01/30/20	EUR	5,650	7,037,865
3.000%	01/17/24	EUR	1,700	2,321,920
Volkswagen International Finance NV,
Gtd. Notes
2.700%	12/31/50	EUR	4,800	5,931,891
Volkswagen Leasing GmbH,
Gtd. Notes, EMTN
2.625%	01/15/24	EUR	4,025	5,284,503

				51,557,931

Hong Kong — 0.1%
Hutchison Whampoa International 14 Ltd.,
Sr. Unsec’d. Notes
3.625%	10/31/24		2,525	2,588,256

Ireland — 0.1%
AIB Mortgage Bank,
Covered Bonds, EMTN
2.250%	03/26/21	EUR	750	967,310
Bank of Ireland Mortgage Bank,
Covered Bonds
1.750%	03/19/19	EUR	1,275	1,568,504

				2,535,814

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Italy — 0.7%
FCA Bank SpA,
Gtd. Notes, EMTN
2.625%	04/17/19	EUR	11,500	$14,263,400
UniCredit SpA,
Sr. Unsec’d. Notes, MTN, 144A
3.750%	04/12/22		705	717,334

				14,980,734

Mexico — 0.2%
Petroleos Mexicanos,
Gtd. Notes
3.500%	01/30/23		780	763,620
Gtd. Notes, MTN
6.875%	08/04/26		2,205	2,499,919

				3,263,539

Netherlands — 1.5%
ABN AMRO Bank NV,
Sub. Notes
4.400%	03/27/28		7,000	7,205,632
ING Bank NV,
Sr. Unsec’d. Notes, EMTN
1.250%	12/13/19	EUR	4,900	6,036,241
Sub. Notes, EMTN
4.125%	11/21/23		3,800	3,837,711
ING Groep NV,
Sr. Unsec’d. Notes
3.150%	03/29/22		1,105	1,118,214
3.950%	03/29/27		1,070	1,115,502
Sub. Notes, EMTN
2.500%	02/15/29	EUR	3,200	4,081,305
Koninklijke KPN NV,
Sr. Unsec’d. Notes, GMTN
0.625%	04/09/25	EUR	2,200	2,571,767
Shell International Finance BV,
Gtd. Notes, EMTN
1.625%	03/24/21	EUR	4,025	5,076,047

				31,042,419

Russia — 0.5%
Gazprom Neft OAO Via GPN Capital SA,
Sr. Unsec’d. Notes
2.933%	04/26/18	EUR	2,055	2,482,969
Gazprom OAO Via Gaz Capital SA,
Sr. Unsec’d. Notes
9.250%	04/23/19		7,650	8,253,294

				10,736,263

Spain — 1.2%
Bankia SA,
Covered Bonds
1.000%	09/25/25	EUR	900	1,094,478
1.125%	08/05/22	EUR	1,300	1,616,795
CaixaBank SA,
Sr. Unsec’d. Notes, EMTN
1.125%	05/17/24	EUR	2,600	3,127,939
Sub. Notes, EMTN
3.500%	02/15/27	EUR	8,700	11,054,023

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Spain (continued)
Telefonica Emisiones SAU,
Gtd. Notes, EMTN
0.318%	10/17/20	EUR	4,200	$5,064,834
1.477%	09/14/21	EUR	1,000	1,252,432

				23,210,501

Sweden — 0.4%
Nordea Bank AB,
Sr. Unsec’d. Notes, MTN, 144A
2.250%	05/27/21		3,900	3,873,853
Skandinaviska Enskilda Banken AB,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.570%, 144A
2.133%(c)	09/13/19		3,250	3,270,529

				7,144,382

Switzerland — 0.6%
Credit Suisse AG,
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24		1,550	1,603,849
Demeter Investments BV for Swiss Re Ltd.,
Sub. Notes
5.750%	08/15/50		1,475	1,612,004
Glencore Funding LLC,
Gtd. Notes, 144A
3.000%	10/27/22		1,000	990,250
UBS Group Funding Switzerland AG,
Gtd. Notes
1.500%	11/30/24	EUR	2,875	3,582,929
Gtd. Notes, 144A
4.125%	09/24/25		3,415	3,583,884

				11,372,916

United Kingdom — 3.0%
Barclays PLC,
Sub. Notes
4.836%	05/09/28		565	588,074
BAT Capital Corp.,
Gtd. Notes, 144A
2.764%	08/15/22		2,175	2,163,156
BAT International Finance PLC,
Gtd. Notes, 144A
2.750%	06/15/20		5,025	5,049,578
BP Capital Markets PLC,
Gtd. Notes
3.561%	11/01/21		1,425	1,481,161
Gtd. Notes, EMTN
1.373%	03/03/22	EUR	4,400	5,524,660
2.517%	02/17/21	EUR	5,450	7,040,004
FCE Bank PLC,
Sr. Unsec’d. Notes, EMTN
1.875%	04/18/19	EUR	12,850	15,794,442
Imperial Brands Finance PLC,
Gtd. Notes
0.500%	07/27/21	EUR	1,925	2,321,865
Gtd. Notes, 144A
3.500%	02/11/23		1,400	1,424,954
Gtd. Notes, EMTN
5.000%	12/02/19	EUR	1,875	2,464,362

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
United Kingdom (continued)
RJ Reynolds Tobacco Co.,
Gtd. Notes
8.125%	06/23/19			8,225	$8,896,689
Santander UK PLC,
Covered Bonds, EMTN
5.125%	04/14/21		GBP	825	1,261,306
Sr. Unsec’d. Notes
2.350%	09/10/19			3,900	3,901,545
Virgin Media Finance PLC,
Gtd. Notes, 144A
5.750%	01/15/25			225	229,500
Gtd. Notes, MTN
4.500%	01/15/25		EUR	1,000	1,252,004
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes, MTN
5.125%	01/15/25		GBP	150	210,657

					59,603,957

United States — 26.2%
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
3.750%	12/01/47			2,000	2,056,860
Aetna, Inc.,
Sr. Unsec’d. Notes
2.800%	06/15/23			2,485	2,445,690
Air Lease Corp.,
Sr. Unsec’d. Notes
3.375%	01/15/19			3,605	3,639,921
Allergan Funding SCS,
Gtd. Notes
3.800%	03/15/25	(a)		850	865,340
Altria Group, Inc.,
Gtd. Notes
9.700%	11/10/18			8,475	9,023,218
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN, 144A
7.625%	10/01/18			5,050	5,262,054
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
4.850%	03/15/21	(a)		1,340	1,415,089
6.450%	09/15/36			1,450	1,775,977
6.600%	03/15/46			5	6,431
6.950%	06/15/19			835	886,526
Andeavor Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
3.500%	12/01/22			500	499,051
Anthem, Inc.,
Sr. Unsec’d. Notes
3.125%	05/15/22			2,225	2,244,657
3.350%	12/01/24			475	481,898
3.500%	08/15/24			2,900	2,956,663
4.650%	01/15/43			2,700	2,960,613
Aon PLC,
Gtd. Notes
4.750%	05/15/45			2,600	2,890,923
Apache Corp.,
Sr. Unsec’d. Notes
5.100%	09/01/40			250	266,346

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
United States (continued)
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	08/14/24			7,020	$7,056,043
3.400%	05/15/25			1,800	1,769,671
3.600%	02/17/23			75	76,723
3.900%	08/14/27			4,275	4,303,565
3.950%	01/15/25			925	947,074
Bank of America Corp.,
Sr. Unsec’d. Notes, 144A
3.004%	12/20/23			2,155	2,160,533
Sr. Unsec’d. Notes, EMTN
2.375%	06/19/24		EUR	1,275	1,676,881
Sr. Unsec’d. Notes, GMTN
3.500%	04/19/26			975	996,843
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.180%
2.543%(c)	10/21/22			3,175	3,237,704
Sub. Notes, EMTN, 3 Month Euribor + 0.550%
0.223%(c)	09/14/18		EUR	1,125	1,351,266
Sub. Notes, MTN
4.000%	01/22/25			2,250	2,340,814
4.200%	08/26/24			2,275	2,395,736
4.450%	03/03/26			4,400	4,696,578
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
1.125%	03/16/27		EUR	1,900	2,264,375
2.750%	03/15/23			545	548,561
BlackRock, Inc.,
Sr. Unsec’d. Notes
3.200%	03/15/27			1,625	1,651,028
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes, 144A
3.000%	01/15/22			3,100	3,073,742
3.625%	01/15/24			3,180	3,162,144
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
5.150%	09/01/43			525	649,131
Capital One NA,
Sr. Unsec’d. Notes
2.250%	09/13/21			4,100	4,021,873
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25			3,725	3,960,365
Chubb INA Holdings, Inc.,
Gtd. Notes
2.300%	11/03/20			2,855	2,850,453
2.875%	11/03/22			1,605	1,626,855
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.750%	06/16/24			1,925	1,996,690
3.887%	01/10/28			1,550	1,604,377
Sub. Notes
4.125%	07/25/28	(a)		2,350	2,422,040
4.450%	09/29/27			530	561,112
4.600%	03/09/26			2,650	2,820,187
Cleco Corporate Holdings LLC,
Sr. Sec’d. Notes
3.743%	05/01/26			1,550	1,555,760

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.450%	08/15/27		1,050	$1,034,730
5.750%	08/15/21		2,975	3,257,438
7.250%	11/15/23		2,575	3,071,464
Comcast Corp.,
Gtd. Notes
2.350%	01/15/27		2,075	1,959,623
2.750%	03/01/23		1,855	1,863,895
3.375%	08/15/25		1,175	1,205,884
Concho Resources, Inc.,
Gtd. Notes
4.375%	01/15/25		4,000	4,160,000
Connecticut Light & Power Co. (The),
First Mortgage
4.150%	06/01/45		2,450	2,702,194
ConocoPhillips Co.,
Gtd. Notes
2.200%	05/15/20		810	808,181
2.875%	11/15/21		415	419,824
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
5.850%	04/01/18		8,675	8,756,131
Constellation Brands, Inc.,
Gtd. Notes
2.700%	05/09/22		685	681,646
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24		3,050	3,003,898
Crown Americas LLC/Crown Americas Capital Corp. V,
Gtd. Notes
4.250%	09/30/26		3,685	3,629,725
CVS Health Corp.,
Sr. Unsec’d. Notes
2.125%	06/01/21		1,800	1,756,636
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		2,270	2,675,585
5.850%	12/15/25		1,325	1,547,169
Discovery Communications LLC,
Gtd. Notes
2.200%	09/20/19		1,870	1,861,360
2.950%	03/20/23		3,020	2,988,823
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
2.000%	08/15/21		1,165	1,138,432
2.850%	08/15/26	(a)	2,425	2,341,919
4.450%	03/15/21		2,625	2,771,810
4.900%	08/01/41		900	1,040,046
Duke Energy Carolinas LLC,
First Mortgage
4.250%	12/15/41		2,225	2,448,918
First Ref. Mortgage
2.500%	03/15/23		3,700	3,666,945
3.875%	03/15/46		925	970,058
Duke Energy Florida LLC,
First Mortgage
3.400%	10/01/46		875	846,269

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (continued)
Energy Transfer LP,
Sr. Unsec’d. Notes
4.050%	03/15/25	3,000	$2,997,757
Entergy Corp.,
Sr. Unsec’d. Notes
2.950%	09/01/26	5,415	5,268,493
Enterprise Products Operating LLC,
Gtd. Notes
3.700%	02/15/26	825	844,751
Exelon Corp.,
Sr. Unsec’d. Notes
2.450%	04/15/21	485	482,801
3.400%	04/15/26	1,500	1,500,499
5.150%	12/01/20	2,000	2,129,663
Fifth Third Bank,
Sr. Unsec’d. Notes
2.250%	06/14/21	4,020	3,981,569
Sub. Notes
3.850%	03/15/26	1,525	1,573,240
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23	9,220	9,750,150
FirstEnergy Corp.,
Sr. Unsec’d. Notes
2.850%	07/15/22	4,875	4,830,680
7.375%	11/15/31	2,925	3,944,950
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.551%	10/05/18	2,300	2,306,681
3.200%	01/15/21	1,700	1,723,795
5.750%	02/01/21	1,750	1,899,949
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
2.350%(c)	01/09/20	8,050	8,129,710
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
2.342%	11/15/20	1,306	1,299,979
General Electric Co.,
Sub. Notes, MTN
5.300%	02/11/21	451	486,986
General Motors Co.,
Sr. Unsec’d. Notes
3.500%	10/02/18	145	146,508
General Motors Financial Co., Inc.,
Gtd. Notes
3.200%	07/06/21	4,940	4,988,219
3.500%	11/07/24	7,600	7,584,468
3.700%	11/24/20	5,400	5,543,547
Georgia Power Co.,
Sr. Unsec’d. Notes
4.300%	03/15/42	775	824,023
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.350%	11/15/21	2,975	2,929,897
2.550%	10/23/19	1,500	1,502,822
2.625%	04/25/21	505	504,649
2.750%	09/15/20	2,480	2,492,393
3.500%	01/23/25	6,175	6,272,762
3.500%	11/16/26	1,600	1,609,366
3.850%	01/26/27	365	374,730

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
United States (continued)
4.017%	10/31/38		1,465	$1,506,594
Sr. Unsec’d. Notes, MTN
2.905%	07/24/23		6,570	6,524,121
Sub. Notes
4.250%	10/21/25		1,060	1,107,838
6.750%	10/01/37		1,275	1,706,770
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.125%	04/15/22		1,300	1,418,658
HCA, Inc.,
Sr. Sec’d. Notes
4.500%	02/15/27		3,610	3,628,050
JPMorgan Chase & Co.,
Sub. Notes
4.250%	10/01/27		3,700	3,932,552
Kaiser Foundation Hospitals,
Gtd. Notes
3.150%	05/01/27		500	500,471
4.150%	05/01/47		1,570	1,696,450
4.875%	04/01/42		890	1,060,608
Kerr-McGee Corp.,
Gtd. Notes
6.950%	07/01/24		210	247,543
Kinder Morgan Energy Partners LP,
Gtd. Notes
5.300%	09/15/20		820	873,984
Kinder Morgan, Inc.,
Gtd. Notes
7.250%	06/01/18		6,300	6,432,706
Gtd. Notes, 144A
5.625%	11/15/23		1,350	1,490,542
Kraft Heinz Foods Co.,
Gtd. Notes
2.800%	07/02/20		2,900	2,916,719
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44		750	833,539
Marathon Oil Corp.,
Sr. Unsec’d. Notes
2.800%	11/01/22		2,050	2,030,029
MetLife, Inc.,
Sr. Unsec’d. Notes
4.050%	03/01/45		900	943,878
4.368%	09/15/23		2,150	2,321,395
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A
3.450%	12/18/26		1,525	1,567,109
Microsoft Corp.,
Sr. Unsec’d. Notes
1.550%	08/08/21		4,300	4,186,793
Molson Coors Brewing Co.,
Gtd. Notes
2.100%	07/15/21		1,785	1,749,535
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
1.000%	12/02/22	EUR	2,490	3,048,795
1.375%	10/27/26	EUR	2,905	3,488,740
1.750%	01/30/25	EUR	3,300	4,135,754
3.750%	02/25/23		2,850	2,953,630

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
United States (continued)
Sr. Unsec’d. Notes, MTN
3.125%	07/27/26		1,695	$1,671,829
3.591%	07/22/28		3,750	3,784,514
Sub. Notes, MTN
3.950%	04/23/27		4,625	4,696,596
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, MTN, 144A
1.900%	09/14/21		3,975	3,867,088
Noble Energy, Inc.,
Sr. Unsec’d. Notes
4.150%	12/15/21		4,400	4,584,887
5.250%	11/15/43		1,075	1,189,772
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
5.300%	06/01/42		790	993,798
7.000%	09/01/22		450	531,730
Parker-Hannifin Corp.,
Sr. Unsec’d. Notes
1.125%	03/01/25	EUR	1,370	1,663,351
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/28		1,245	1,225,025
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	03/14/23		2,075	2,038,928
3.375%	02/01/22		1,625	1,655,423
4.250%	01/17/23		2,750	2,917,027
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.650%	05/16/18		7,175	7,277,268
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.950%	07/15/22		2,922	3,045,591
4.450%	01/15/26		2,175	2,331,243
PNC Bank NA,
Sr. Unsec’d. Notes
3.300%	10/30/24		3,200	3,269,690
Sr. Unsec’d. Notes, MTN
2.600%	07/21/20		2,000	2,012,729
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.300%	03/08/22		1,375	1,411,772
Sub. Notes
3.900%	04/29/24		2,000	2,094,199
Principal Financial Group, Inc.,
Gtd. Notes
3.300%	09/15/22		900	915,432
4.300%	11/15/46		750	802,199
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes, 144A
3.400%	01/18/23		3,745	3,730,408
SCANA Corp.,
Sr. Unsec’d. Notes, MTN
6.250%	04/01/20		5,000	5,307,766
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.750%	06/01/22		2,485	2,475,353
3.125%	06/01/24		915	920,044

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
United States (continued)
Southern Co. (The),
Sr. Unsec’d. Notes
2.150%	09/01/19			6,050	$6,031,923
Southern Power Co.,
Sr. Unsec’d. Notes
1.950%	12/15/19			5,231	5,188,006
Sunoco Logistics Partners Operations LP,
Gtd. Notes
3.900%	07/15/26			3,750	3,669,628
4.400%	04/01/21			3,805	3,956,919
5.300%	04/01/44			800	789,519
5.950%	12/01/25			1,375	1,535,381
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
1.400%	01/23/26		EUR	3,480	4,182,973
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.000%	02/01/20			7,021	7,327,168
6.550%	05/01/37			675	793,850
6.750%	07/01/18			9,200	9,403,919
8.250%	04/01/19			3,725	3,981,232
8.750%	02/14/19			3,500	3,731,796
Time Warner Entertainment Co. LP,
Sr. Sec’d. Notes
8.375%	03/15/23			5,575	6,768,781
8.375%	07/15/33			575	791,142
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, GMTN
1.900%	04/08/21			4,415	4,351,415
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25			1,800	1,867,204
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.700%	07/15/20			3,850	3,894,512
3.350%	07/15/22			975	1,006,815
4.250%	04/15/47			2,105	2,316,734
Unum Group,
Sr. Unsec’d. Notes
4.000%	03/15/24			1,925	2,004,572
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.946%	03/15/22			8,399	8,450,159
3.500%	11/01/21	(a)		3,350	3,449,645
4.272%	01/15/36			1,525	1,517,073
5.500%	03/16/47			900	1,025,471
Viacom, Inc.,
Sr. Unsec’d. Notes
3.450%	10/04/26	(a)		3,445	3,294,265
3.875%	12/15/21			4,925	5,023,519
4.375%	03/15/43			808	699,474
5.250%	04/01/44			363	354,634
Visa, Inc.,
Sr. Unsec’d. Notes
2.800%	12/14/22			3,075	3,120,051
Voya Financial, Inc.,
Gtd. Notes
2.900%	02/15/18			3,086	3,089,015

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
United States (continued)
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.000%	10/23/26		345	$338,154
Sr. Unsec’d. Notes, MTN
3.300%	09/09/24		4,075	4,138,208
3.550%	09/29/25		4,450	4,567,771
3.584%	05/22/28		3,370	3,435,571
4.600%	04/01/21		1,350	1,434,651
Sub. Notes, GMTN
4.300%	07/22/27		2,210	2,353,219
4.900%	11/17/45		650	735,659
Sub. Notes, MTN
4.100%	06/03/26		4,090	4,288,863
4.400%	06/14/46		775	817,347
Wells Fargo Bank NA,
Sr. Unsec’d. Notes
1.750%	05/24/19		3,900	3,878,328
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
2.062%(c)	05/24/19		3,900	3,926,561
Williams Partners LP,
Sr. Unsec’d. Notes
3.350%	08/15/22		2,300	2,323,514
3.600%	03/15/22		1,340	1,370,701
4.500%	11/15/23		1,660	1,755,576

				525,686,404

TOTAL CORPORATE BONDS (cost $822,804,313)				836,445,600

MUNICIPAL BONDS — 0.7%
California — 0.5%
Regents of the University of California Medical Center Pooled Revenue,
Series H, Revenue Bonds, BABs
6.398%	05/15/31		925	1,170,255
6.548%	05/15/48		2,900	4,111,591
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39		1,600	2,386,976
7.350%	11/01/39		1,800	2,701,296

				10,370,118

New Jersey — 0.1%
New Jersey Turnpike Authority,
Revenue Bonds, BABs
7.414%	01/01/40		2,175	3,357,156

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
7.336%	11/15/39		835	1,292,071

TOTAL MUNICIPAL BONDS (cost $14,023,198)				15,019,345

SOVEREIGN BONDS — 42.2%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.500%	10/11/22		12,910	12,651,800
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
3.375%	01/15/23	EUR	5,655	6,917,034

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
5.500%	01/21/18	AUD	520	$406,683
5.750%	05/15/21	AUD	25,635	22,301,954
Austria Government Bond (Austria),
Sr. Unsec’d. Notes, 144A
3.650%	04/20/22	EUR	4,410	6,167,989
4.150%	03/15/37	EUR	2,355	4,293,874
Sr. Unsec’d. Notes, EMTN, 144A
2.100%	09/20/2117	EUR	200	255,898
Bundesrepublik Deutschland Bundesanleihe (Germany),
Bonds
2.500%	07/04/44	EUR	2,290	3,572,388
2.500%	08/15/46	EUR	380	598,186
4.750%	07/04/34	EUR	3,280	6,298,825
Canadian Government Bond (Canada),
Bonds
3.500%	12/01/45	CAD	3,500	3,498,051
4.000%	06/01/41	CAD	4,275	4,458,482
5.000%	06/01/37	CAD	1,250	1,427,327
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.875%	04/25/27		1,975	2,010,550
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
6.750%	11/05/19		6,000	6,439,200
Czech Republic Government Bond (Czech Republic),
Bonds
3.850%	09/29/21	CZK	30,900	1,610,569
Denmark Government Bond (Denmark),
Bonds
1.500%	11/15/23	DKK	960	168,335
1.750%	11/15/25	DKK	21,780	3,931,120
4.500%	11/15/39	DKK	3,730	1,014,922
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, 144A
1.500%	04/15/23	EUR	2,625	3,404,166
Unsec’d. Notes, 144A
0.500%	09/15/27	EUR	1,400	1,663,558
French Republic Government Bond OAT (France),
Bonds
0.000%	05/25/20	EUR	11,175	13,554,890
1.000%	11/25/18	EUR	4,315	5,250,887
3.250%	05/25/45	EUR	5,050	8,172,367
4.750%	04/25/35	EUR	2,665	4,966,856
20.662%(s)	05/25/22	EUR	4,928	5,947,965
Bonds, 144A
1.250%	05/25/36	EUR	795	937,091
1.750%	06/25/39	EUR	1,840	2,326,002
Unsec’d. Notes, 144A
2.000%	05/25/48	EUR	12,180	15,425,418
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, MTN
4.750%	01/08/26		3,775	4,100,941
Ireland Government Bond (Ireland),
Bonds
2.000%	02/18/45	EUR	730	917,943
4.500%	10/18/18	EUR	1,000	1,247,200
Unsec’d. Notes
0.800%	03/15/22	EUR	3,415	4,251,573

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
1.000%	05/15/26	EUR	60	$73,838
Israel Government Bond (Israel),
Bonds
4.250%	03/31/23	ILS	3,350	1,133,783
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
0.700%	05/01/20	EUR	17,680	21,545,018
1.200%	04/01/22	EUR	5,360	6,585,885
2.050%	08/01/27	EUR	6,280	7,577,300
2.500%	12/01/24	EUR	6,715	8,635,475
4.000%	02/01/37	EUR	3,785	5,330,935
5.000%	09/01/40	EUR	455	713,596
Bonds, 144A
3.250%	09/01/46	EUR	295	360,436
4.750%	09/01/44	EUR	1,470	2,260,241
Unsec’d. Notes, 144A
2.700%	03/01/47	EUR	245	267,803
3.450%	03/01/48	EUR	1,110	1,382,439
Japan Government Five Year Bond (Japan),
Sr. Unsec’d. Notes
0.100%	12/20/19	JPY	7,638,000	68,086,153
0.100%	06/20/20	JPY	1,557,800	13,900,263
0.300%	09/20/18	JPY	2,745,250	24,442,044
Japan Government Forty Year Bond (Japan),
Sr. Unsec’d. Notes
0.400%	03/20/56	JPY	84,100	615,589
1.900%	03/20/53	JPY	95,900	1,107,665
Japan Government Ten Year Bond (Japan),
Sr. Unsec’d. Notes
0.100%	06/20/26	JPY	3,783,850	33,859,707
0.100%	03/20/27	JPY	386,550	3,454,541
0.300%	12/20/24	JPY	9,505,500	86,438,256
0.800%	09/20/23	JPY	1,860,300	17,342,602
1.100%	03/20/21	JPY	1,164,200	10,734,818
Japan Government Thirty Year Bond (Japan),
Sr. Unsec’d. Notes
0.300%	06/20/46	JPY	1,244,700	9,694,133
0.800%	09/20/47	JPY	229,900	2,035,424
1.800%	03/20/43	JPY	2,414,500	26,806,254
2.300%	03/20/39	JPY	243,400	2,883,040
Japan Government Twenty Year Bond (Japan),
Sr. Unsec’d. Notes
0.200%	06/20/36	JPY	2,206,550	18,561,849
1.700%	06/20/33	JPY	2,830,300	30,305,498
Kingdom of Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes
3.750%	06/22/45	EUR	1,375	2,447,653
Unsec’d. Notes
3.000%	09/28/19	EUR	2,030	2,585,388
Unsec’d. Notes, 144A
0.800%	06/22/25	EUR	6,375	7,912,644
5.000%	03/28/35	EUR	1,920	3,697,626
Korea Treasury Bond (South Korea),
Sr. Unsec’d. Notes
2.750%	12/10/44	KRW	1,299,710	1,279,402
4.000%	12/10/31	KRW	3,209,160	3,535,565
4.250%	06/10/21	KRW	7,311,090	7,270,101
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes, 144A
3.500%	03/20/27		1,975	2,005,834

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Mexican Bonos (Mexico),
Bonds
7.500%	06/03/27	MXN	37,750	$1,897,723
10.000%	12/05/24	MXN	64,919	3,721,566
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN
4.125%	01/21/26		4,725	4,925,813
Netherlands Government Bond (Netherlands),
Bonds, 144A
0.750%	07/15/27	EUR	16,480	20,167,534
3.750%	01/15/42	EUR	1,210	2,252,671
4.000%	01/15/37	EUR	970	1,771,554
New Zealand Government Bond (New Zealand),
Sr. Unsec’d. Notes
4.500%	04/15/27	NZD	1,855	1,503,108
5.000%	03/15/19	NZD	4,745	3,489,071
Norway Government Bond (Norway),
Bonds, 144A
4.500%	05/22/19	NOK	38,125	4,901,829
Poland Government Bond (Poland),
Bonds
2.500%	07/25/26	PLN	15,660	4,254,938
Poland Government International Bond (Poland),
Sr. Unsec’d. Notes, MTN
1.500%	01/19/26	EUR	4,250	5,391,285
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
2.200%	10/17/22	EUR	3,370	4,373,746
4.125%	04/14/27	EUR	1,755	2,495,876
Province of Alberta Canada (Canada),
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29	CAD	2,500	2,010,362
Province of British Columbia (Canada),
Debs
4.700%	06/18/37	CAD	1,000	1,016,508
Province of Ontario (Canada),
Bonds
4.000%	06/02/21	CAD	7,000	5,922,768
Sr. Unsec’d. Notes
2.500%	04/27/26		2,050	2,010,234
Unsec’d. Notes
3.450%	06/02/45	CAD	3,490	3,035,523
Unsec’d. Notes
3.500%	06/02/24	CAD	5,665	4,794,744
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	04/12/27		1,975	1,958,654
Unsec’d. Notes
3.000%	09/01/23	CAD	5,285	4,352,031
3.500%	12/01/45	CAD	1,795	1,588,225
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
3.250%	06/02/26		2,000	1,948,000
Romanian Government International Bond (Romania),
Unsec’d. Notes, MTN
2.875%	05/26/28	EUR	1,750	2,222,985
Russian Federal Bond (Russia),
Bonds
8.150%	02/03/27	RUB	85,550	1,563,282

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Singapore Government Bond (Singapore),
Sr. Unsec’d. Notes
3.500%	03/01/27	SGD	2,185	$1,836,400
Slovakia Government Bond (Slovakia),
Sr. Unsec’d. Notes
3.375%	11/15/24	EUR	45	64,789
Slovenia Government Bond (Slovenia),
Bonds
3.125%	08/07/45	EUR	405	613,484
Spain Government Bond (Spain),
Bonds
0.400%	04/30/22	EUR	9,021	10,895,793
Sr. Unsec’d. Notes, 144A
1.950%	04/30/26	EUR	11,860	15,008,897
2.900%	10/31/46	EUR	2,247	2,732,247
4.900%	07/30/40	EUR	2,335	3,925,576
Unsec’d. Notes, 144A
1.300%	10/31/26	EUR	2,469	2,956,526
Sweden Government Bond (Sweden),
Bonds
0.750%	05/12/28	SEK	164,855	20,053,161
1.000%	11/12/26	SEK	20,715	2,624,652
3.500%	06/01/22	SEK	15,580	2,202,658
5.000%	12/01/20	SEK	7,165	1,011,892
Swiss Confederation Government Bond (Switzerland),
Bonds
3.500%	04/08/33	CHF	1,317	2,025,405
Switzerland Government Bond (Switzerland),
Bonds
1.500%	04/30/42	CHF	880	1,141,936
2.000%	05/25/22	CHF	3,380	3,856,762
3.250%	06/27/27	CHF	2,585	3,507,238
Thailand Government Bond (Thailand),
Sr. Unsec’d. Notes
3.650%	12/17/21	THB	92,625	3,052,365
4.675%	06/29/44	THB	53,275	2,084,774
United Kingdom Gilt (United Kingdom),
Bonds
0.750%	07/22/23	GBP	3,700	4,963,218
2.000%	07/22/20	GBP	15,625	21,905,294
2.500%	07/22/65	GBP	1,010	1,783,260
4.250%	12/07/27	GBP	17,415	30,231,129
4.250%	12/07/40	GBP	2,345	4,657,643
4.250%	06/07/32	GBP	2,230	4,078,763
Unsec’d. Notes
3.500%	01/22/45	GBP	4,955	9,138,378

TOTAL SOVEREIGN BONDS (cost $817,211,670)				846,981,112

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.7%
Federal Home Loan Mortgage Corp.
2.500%	06/01/30		711	709,935
2.500%	07/01/30		326	325,403
2.500%	09/01/30		285	284,882
3.000%	06/01/30		224	228,635
3.000%	07/01/30		173	176,322
3.000%	07/01/30		152	154,981
3.000%	07/01/35		150	153,109

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	09/01/35	799	$812,783
3.000%	01/01/37	466	472,642
3.000%	02/01/37	656	666,030
3.000%	05/01/45	585	586,036
3.000%	08/01/46	2,528	2,531,878
3.000%	09/01/46	4,283	4,288,448
3.000%	12/01/46	280	280,484
3.000%	02/01/47	2,849	2,851,013
3.500%	01/01/26	70	72,071
3.500%	05/01/30	124	128,584
3.500%	06/01/30	27	27,929
3.500%	10/01/30	216	223,131
3.500%	07/01/35	172	178,413
3.500%	08/01/42	763	787,780
3.500%	01/01/44	820	845,780
3.500%	07/01/45	951	979,840
3.500%	09/01/47	6,926	7,123,164
3.500%	10/01/47	3,556	3,657,041
3.500%	11/01/47	10,030	10,315,460
4.000%	06/01/42	512	537,349
4.000%	04/01/45	354	370,344
4.000%	05/01/45	583	609,942
4.000%	02/01/46	3,599	3,763,994
4.000%	05/01/46	1,085	1,135,028
4.000%	01/01/47	903	954,230
4.000%	09/01/47	391	408,676
4.500%	12/01/34	210	223,919
4.500%	09/01/40	188	200,132
4.500%	03/01/41	1,049	1,119,125
4.500%	07/01/41	326	348,575
4.500%	03/01/44	376	401,562
4.500%	07/01/45	128	136,364
5.000%	05/01/38	1,120	1,218,938
5.000%	12/01/38	87	94,647
5.000%	11/01/41	113	123,134
5.000%	02/01/42	1,220	1,330,694
5.500%	08/01/40	67	74,427
5.500%	06/01/41	358	395,075
6.000%	11/01/37	15	16,425
Federal National Mortgage Assoc.
2.000%	04/01/30	83	80,566
2.000%	07/01/30	304	296,328
2.000%	08/01/30	93	90,878
2.000%	04/01/31	301	293,099
2.500%	05/01/30	484	484,885
2.500%	05/01/30	89	89,223
2.500%	06/01/30	188	188,768
2.500%	07/01/30	504	504,927
2.500%	07/01/30	448	448,535
2.500%	07/01/30	442	443,279
2.500%	08/01/30	229	229,082
2.500%	07/01/31	2,653	2,650,289
2.500%	04/01/37	4,015	3,945,074
2.500%	04/01/43	57	55,318
2.500%	09/01/43	128	123,234
2.500%	04/01/45	67	65,028
2.500%	09/01/46	95	91,627

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	06/01/30	691	$705,827
3.000%	07/01/30	716	731,130
3.000%	07/01/30	457	466,322
3.000%	07/01/30	95	96,811
3.000%	09/01/30	467	476,360
3.000%	11/01/30	246	251,298
3.000%	03/01/31	795	810,101
3.000%	02/01/32	2,312	2,355,836
3.000%	03/01/35	263	267,788
3.000%	09/01/35	464	473,200
3.000%	09/01/35	128	130,624
3.000%	03/01/36	228	231,830
3.000%	02/01/37	375	380,516
3.000%	06/01/45	1,406	1,412,724
3.000%	07/01/45	533	534,858
3.000%	08/01/45	1,634	1,636,044
3.000%	01/01/46	265	264,901
3.000%	10/01/46	1,035	1,035,341
3.000%	10/01/46	830	830,403
3.000%	11/01/46	2,870	2,871,389
3.000%	12/01/46	4,328	4,330,592
3.000%	12/01/46	1,170	1,170,947
3.000%	02/01/47	6,284	6,287,432
3.000%	11/01/47	997	997,917
3.000%	12/01/47	1,000	1,000,495
3.500%	11/01/25	164	168,817
3.500%	11/01/26	805	831,095
3.500%	09/01/29	116	120,380
3.500%	12/01/29	285	294,221
3.500%	04/01/30	161	166,380
3.500%	05/01/30	258	266,881
3.500%	10/01/30	489	504,767
3.500%	01/01/35	92	95,971
3.500%	08/01/35	58	60,279
3.500%	02/01/36	1,212	1,260,792
3.500%	02/01/37	368	381,876
3.500%	06/01/43	1,670	1,723,937
3.500%	09/01/47	5,059	5,197,409
3.500%	10/01/47	2,860	2,938,701
3.500%	12/01/47	3,190	3,277,061
3.500%	01/01/48	600	616,410
4.000%	04/01/25	106	110,027
4.000%	04/01/26	66	68,977
4.000%	05/01/27	67	69,915
4.000%	04/01/29	478	497,446
4.000%	05/01/32	36	37,809
4.000%	04/01/35	612	641,871
4.000%	03/01/41	1,121	1,176,568
4.000%	11/01/42	1,175	1,233,865
4.000%	06/01/44	445	465,999
4.000%	03/01/45	377	394,379
4.000%	01/01/46	1,291	1,350,285
4.000%	03/01/46	2,243	2,346,552
4.000%	06/01/46	97	101,826
4.000%	10/01/47	5,276	5,523,228
4.000%	12/01/47	4,039	4,232,130
4.000%	01/01/48	800	838,412
4.500%	04/01/25	65	68,194

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	01/01/34	28	$29,679
4.500%	11/01/39	121	129,816
4.500%	03/01/40	85	90,685
4.500%	08/01/40	483	517,883
4.500%	02/01/41	377	404,233
4.500%	06/01/41	1,181	1,266,027
4.500%	09/01/41	203	216,824
4.500%	01/01/42	657	700,554
4.500%	01/01/43	587	629,125
4.500%	03/01/44	315	335,716
4.500%	06/01/44	101	107,880
4.500%	01/01/45	141	149,919
5.000%	07/01/28	15	16,167
5.000%	12/01/35	84	90,467
5.000%	05/01/38	549	592,124
5.000%	10/01/41	422	456,035
5.500%	05/01/37	56	61,254
5.500%	07/01/38	272	299,967
5.500%	05/01/39	376	414,320
5.500%	05/01/40	363	399,813
5.500%	07/01/41	472	520,972
5.500%	09/01/41	359	397,175
5.500%	02/01/42	1,767	1,941,857
6.000%	02/01/36	171	194,084
6.000%	11/01/38	196	220,820
6.000%	09/01/39	454	511,774
6.000%	06/01/40	257	289,737
6.000%	05/01/41	132	148,983
Government National Mortgage Assoc.
2.500%	01/20/47	516	503,988
3.000%	11/20/43	1,812	1,837,361
3.000%	01/15/45	362	365,402
3.000%	01/15/45	191	192,333
3.000%	03/15/45	389	392,529
3.000%	07/15/45	36	36,380
3.000%	01/20/47	3,501	3,536,258
3.000%	03/20/47	1,486	1,501,288
3.000%	06/20/47	5,614	5,670,718
3.000%	08/20/47	3,158	3,189,796
3.500%	07/15/42	121	125,689
3.500%	04/15/45	488	505,032
3.500%	07/20/47	13,552	14,023,947
3.500%	08/20/47	3,356	3,472,294
3.500%	09/20/47	694	718,333
3.500%	11/20/47	3,346	3,462,254
3.500%	12/20/47	500	517,395
4.000%	01/15/41	123	129,747
4.000%	03/15/44	585	613,433
4.000%	05/15/45	265	277,192
4.000%	01/20/46	1,133	1,188,784
4.000%	02/20/46	396	415,839
4.000%	03/20/46	1,800	1,891,826
4.000%	07/20/47	4,622	4,822,936
4.500%	04/15/40	145	153,214
4.500%	10/15/41	339	359,187
4.500%	07/20/44	1,219	1,288,168
4.500%	04/20/45	1,576	1,663,731
5.000%	06/15/38	190	205,536

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	01/15/39		137	$147,597
5.000%	06/15/39		255	278,170
5.000%	12/15/39		220	239,046
5.000%	10/20/42		94	101,555
5.000%	03/15/44		1,040	1,118,089
5.500%	03/15/37		39	43,106

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $196,670,224)				195,339,683

U.S. TREASURY OBLIGATIONS — 3.7%
U.S. Treasury Notes
1.000%	09/30/19	(h)	40,775	40,174,525
1.750%	12/31/20		7,625	7,571,982
U.S. Treasury Strips Principal, PO
2.855%(s)	11/15/45	(h)(k)	26,425	12,166,210
2.981%(s)	08/15/45	(k)	30,875	14,319,145

TOTAL U.S. TREASURY OBLIGATIONS (cost $73,424,393)				74,231,862

TOTAL LONG-TERM INVESTMENTS (cost $1,961,293,281)				2,005,061,554

			Shares
SHORT-TERM INVESTMENTS — 0.8%
UNAFFILIATED FUND — 0.4%
Morgan Stanley Institutional Liquidity Funds — Government Portfolio (cost $7,849,540)			7,849,540	7,849,540

AFFILIATED MUTUAL FUND — 0.4%
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost 7,917,847; includes $7,908,938 of cash collateral for securities on loan)(b)(w)			7,917,172	7,917,172

OPTIONS PURCHASED~* — 0.0% (cost $177,307)				54,294

TOTAL SHORT-TERM INVESTMENTS (cost $15,944,694)				15,821,006

TOTAL INVESTMENTS — 100.6% (cost $1,977,237,975)				2,020,882,560
Liabilities in excess of other assets(z) — (0.6)%				(12,988,918)

NET ASSETS — 100.0%				$2,007,893,642

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $7,761,392; cash collateral of $7,908,938 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of options written, at market value:

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option GBP vs SEK	Put	Goldman Sachs &Co.	03/27/18	10.50	—	GBP	2,013	$7,671
Currency Option GBP vs SEK	Put	Goldman Sachs &Co.	03/27/18	10.50	—	GBP	2,012	7,667

								15,338

OTC Swaptions:

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay		Notional Amount (000)#		Value
2- Year x 20- Year Interest Rate Swap 11/26/38	Put	JPMorgan Chase	11/21/18	0.93%	6 Month JPY LIBOR(S)	0.93	%(S)	JPY	480,400	$38,956

Total Options Purchased										$54,294

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
531	2 Year U.S. Treasury Notes	Mar. 2018	$113,706,602	$113,692,079	$(14,523)
203	5 Year Euro-Bobl	Mar. 2018	32,063,282	32,056,093	(7,189)
785	10 Year Canadian Government Bonds	Mar. 2018	85,110,714	84,170,485	(940,229)
115	30 Year Euro Buxl	Mar. 2018	22,995,013	22,609,786	(385,227)
1,012	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	168,516,369	169,668,125	1,151,756
16	Euro-BTP Italian Government Bond	Mar. 2018	2,680,936	2,613,553	(67,383)

					(262,795)

Short Positions:
118	3 Year Australian Treasury Bonds	Mar. 2018	27,830,476	27,798,945	31,531
3,378	5 Year U.S. Treasury Notes	Mar. 2018	392,858,397	392,402,205	456,192
508	10 Year Euro-Bund.	Mar. 2018	99,045,926	98,547,514	498,412
323	10 Year U.K. Gilt	Mar. 2018	54,438,925	54,581,967	(143,042)
2,021	10 Year U.S. Treasury Notes	Mar. 2018	250,415,293	250,698,734	(283,441)
103	10 Year U.S. Ultra Treasury Notes	Mar. 2018	13,833,195	13,756,938	76,257
138	20 Year U.S. Treasury Bonds	Mar. 2018	21,150,476	21,114,000	36,476
1,093	Euro Currency	Mar. 2018	162,221,694	164,981,519	(2,759,825)
1,359	Euro Schatz. DUA Index	Mar. 2018	182,770,065	182,585,459	184,606
151	Euro-OAT	Mar. 2018	28,470,883	28,115,017	355,866

					(1,546,968)

					$(1,809,763)

Cash and foreign currency of $4,584 and securities with a combined market value of $15,191,937 have been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/09/18	Citigroup Global Markets	AUD	1,647	$1,238,432	$1,285,081	$46,649
Expiring 01/09/18	Deutsche Bank AG	AUD	690	523,770	538,376	14,606
Expiring 01/09/18	JPMorgan Chase	AUD	4,554	3,456,158	3,553,284	97,126

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Australian Dollar (continued),
Expiring 01/09/18	JPMorgan Chase	AUD	1,647	$1,261,617	$1,285,081	$23,464
Expiring 01/09/18	JPMorgan Chase	AUD	1,581	1,195,900	1,233,584	37,684
Expiring 01/09/18	JPMorgan Chase	AUD	1,325	1,016,221	1,033,839	17,618
Expiring 01/09/18	JPMorgan Chase	AUD	1,090	834,672	850,479	15,807
Expiring 01/09/18	JPMorgan Chase	AUD	722	546,583	563,345	16,762
Brazilian Real,
Expiring 01/03/18	Citigroup Global Markets	BRL	1,755	533,467	528,750	(4,717)
Expiring 01/03/18	Deutsche Bank AG	BRL	9,287	2,810,580	2,798,005	(12,575)
Expiring 01/03/18	Deutsche Bank AG	BRL	1,455	450,297	438,365	(11,932)
Expiring 01/03/18	JPMorgan Chase	BRL	12,497	3,777,811	3,765,120	(12,691)
Expiring 01/03/18	JPMorgan Chase	BRL	2,925	907,511	881,249	(26,262)
Expiring 02/02/18	Deutsche Bank AG	BRL	2,255	676,771	676,964	193
British Pound,
Expiring 01/09/18	Bank of America	GBP	5,553	7,452,559	7,500,279	47,720
Expiring 01/09/18	Citigroup Global Markets	GBP	3,702	4,959,196	5,000,186	40,990
Expiring 01/09/18	Citigroup Global Markets	GBP	455	609,492	614,556	5,064
Expiring 01/09/18	JPMorgan Chase	GBP	11,797	15,803,615	15,933,872	130,257
Expiring 01/09/18	JPMorgan Chase	GBP	1,906	2,572,004	2,574,380	2,376
Expiring 01/09/18	JPMorgan Chase	GBP	1,605	2,172,025	2,167,827	(4,198)
Canadian Dollar,
Expiring 01/09/18	Bank of America	CAD	7,115	5,600,792	5,661,275	60,483
Expiring 01/09/18	Bank of America	CAD	785	609,377	624,610	15,233
Expiring 01/09/18	Bank of America	CAD	580	451,918	461,496	9,578
Expiring 01/09/18	Citigroup Global Markets	CAD	66,738	52,184,030	53,102,203	918,173
Expiring 01/09/18	Citigroup Global Markets	CAD	1,606	1,252,504	1,277,864	25,360
Expiring 01/09/18	Citigroup Global Markets	CAD	1,606	1,256,664	1,277,865	21,201
Expiring 01/09/18	Citigroup Global Markets	CAD	870	677,575	692,243	14,668
Expiring 01/09/18	Deutsche Bank AG	CAD	1,929	1,501,959	1,534,870	32,911
Expiring 01/09/18	JPMorgan Chase	CAD	3,955	3,067,297	3,146,921	79,624
Expiring 01/09/18	JPMorgan Chase	CAD	3,230	2,536,604	2,570,052	33,448
Expiring 01/09/18	JPMorgan Chase	CAD	640	497,711	509,237	11,526
Chilean Peso,
Expiring 01/09/18	Citigroup Global Markets	CLP	488,300	754,073	793,468	39,395
Expiring 01/09/18	Citigroup Global Markets	CLP	330,500	531,915	537,049	5,134
Expiring 01/09/18	Deutsche Bank AG	CLP	388,400	595,742	631,134	35,392
Expiring 01/09/18	JPMorgan Chase	CLP	425,300	662,018	691,096	29,078
Expiring 01/09/18	JPMorgan Chase	CLP	293,700	449,522	477,250	27,728
Chinese Renminbi,
Expiring 03/21/18	Citigroup Global Markets	CNH	67,515	10,124,618	10,317,968	193,350
Expiring 03/21/18	Citigroup Global Markets	CNH	11,041	1,670,517	1,687,339	16,822
Expiring 03/21/18	JPMorgan Chase	CNH	8,953	1,355,421	1,368,241	12,820
Colombian Peso,
Expiring 01/09/18	Bank of America	COP	2,715,100	911,383	908,733	(2,650)
Expiring 01/09/18	Citigroup Global Markets	COP	2,723,600	905,980	911,578	5,598
Expiring 01/09/18	Citigroup Global Markets	COP	2,686,200	905,817	899,061	(6,756)
Expiring 01/09/18	Citigroup Global Markets	COP	1,789,100	591,604	598,804	7,200
Expiring 01/09/18	Deutsche Bank AG	COP	2,253,500	747,430	754,238	6,808
Expiring 02/07/18	Deutsche Bank AG	COP	2,267,800	757,327	756,968	(359)
Czech Koruna,
Expiring 01/09/18	Citigroup Global Markets	CZK	22,850	1,072,339	1,073,784	1,445
Expiring 01/09/18	Citigroup Global Markets	CZK	14,880	693,076	699,252	6,176
Expiring 02/07/18	Citigroup Global Markets	CZK	16,490	772,094	776,083	3,989
Euro,
Expiring 01/09/18	Citigroup Global Markets	EUR	10,976	12,989,526	13,178,670	189,144
Expiring 01/09/18	Citigroup Global Markets	EUR	1,277	1,524,273	1,533,269	8,996
Expiring 01/09/18	Citigroup Global Markets	EUR	1,091	1,295,424	1,309,942	14,518
Expiring 01/09/18	Citigroup Global Markets	EUR	1,077	1,282,480	1,293,133	10,653
Expiring 01/09/18	Citigroup Global Markets	EUR	1,053	1,245,744	1,264,316	18,572

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 01/09/18	Citigroup Global Markets	EUR	270	$322,737	$324,184	$1,447
Expiring 01/09/18	JPMorgan Chase	EUR	5,215	6,185,460	6,261,549	76,089
Expiring 01/09/18	JPMorgan Chase	EUR	5,194	6,171,708	6,236,334	64,626
Expiring 01/09/18	JPMorgan Chase	EUR	4,267	5,066,111	5,123,304	57,193
Expiring 01/09/18	JPMorgan Chase	EUR	2,135	2,525,024	2,563,453	38,429
Expiring 01/09/18	JPMorgan Chase	EUR	1,077	1,276,907	1,293,133	16,226
Expiring 01/09/18	JPMorgan Chase	EUR	1,054	1,250,803	1,265,517	14,714
Expiring 01/09/18	JPMorgan Chase	EUR	1,053	1,238,477	1,264,316	25,839
Expiring 01/09/18	JPMorgan Chase	EUR	1,053	1,240,695	1,264,317	23,622
Expiring 01/09/18	JPMorgan Chase	EUR	1,053	1,242,931	1,264,317	21,386
Expiring 01/09/18	JPMorgan Chase	EUR	510	602,995	612,347	9,352
Expiring 02/07/18	JPMorgan Chase	EUR	2,665	3,200,716	3,205,387	4,671
Hungarian Forint,
Expiring 01/09/18	Bank of America	HUF	131,300	494,129	507,335	13,206
Expiring 01/09/18	JPMorgan Chase	HUF	402,900	1,532,441	1,556,780	24,339
Expiring 01/09/18	JPMorgan Chase	HUF	222,700	835,377	860,499	25,122
Expiring 01/09/18	JPMorgan Chase	HUF	159,100	597,984	614,753	16,769
Indian Rupee,
Expiring 01/09/18	Deutsche Bank AG	INR	351,211	5,422,015	5,495,242	73,227
Expiring 01/09/18	JPMorgan Chase	INR	38,680	597,181	605,209	8,028
Expiring 01/09/18	JPMorgan Chase	INR	29,210	455,794	457,036	1,242
Indonesian Rupiah,
Expiring 01/09/18	Deutsche Bank AG	IDR	40,676,000	2,997,494	2,994,688	(2,806)
Expiring 01/09/18	JPMorgan Chase	IDR	16,444,000	1,213,132	1,210,656	(2,476)
Expiring 02/07/18	Deutsche Bank AG	IDR	7,426,950	548,276	545,304	(2,972)
Israeli Shekel,
Expiring 01/09/18	Citigroup Global Markets	ILS	2,925	834,959	840,971	6,012
Expiring 01/09/18	Citigroup Global Markets	ILS	2,900	829,854	833,782	3,928
Expiring 01/09/18	Citigroup Global Markets	ILS	1,595	456,920	458,580	1,660
Japanese Yen,
Expiring 01/09/18	Citigroup Global Markets	JPY	100,700	895,079	894,217	(862)
Expiring 01/09/18	JPMorgan Chase	JPY	1,423,618	12,817,247	12,641,743	(175,504)
Expiring 01/09/18	JPMorgan Chase	JPY	1,309,618	11,733,372	11,629,421	(103,951)
Expiring 01/09/18	JPMorgan Chase	JPY	284,000	2,537,039	2,521,922	(15,117)
Mexican Peso,
Expiring 01/09/18	Citigroup Global Markets	MXN	95,907	5,144,044	4,866,679	(277,365)
Expiring 01/09/18	JPMorgan Chase	MXN	354,101	18,982,256	17,968,407	(1,013,849)
Expiring 01/09/18	JPMorgan Chase	MXN	17,290	901,535	877,359	(24,176)
Expiring 01/09/18	JPMorgan Chase	MXN	17,200	895,586	872,792	(22,794)
Expiring 01/09/18	JPMorgan Chase	MXN	12,500	670,369	634,297	(36,072)
Expiring 02/07/18	JPMorgan Chase	MXN	27,020	1,364,286	1,363,568	(718)
New Taiwanese Dollar,
Expiring 01/09/18	Citigroup Global Markets	TWD	142,025	4,749,206	4,775,734	26,528
Expiring 01/09/18	Deutsche Bank AG	TWD	51,869	1,739,403	1,744,147	4,744
Expiring 01/09/18	JPMorgan Chase	TWD	185	6,165	6,221	56
Expiring 02/07/18	JPMorgan Chase	TWD	92,895	3,140,148	3,129,095	(11,053)
New Zealand Dollar,
Expiring 01/09/18	Citigroup Global Markets	NZD	860	601,240	609,392	8,152
Expiring 01/09/18	JPMorgan Chase	NZD	18,020	12,460,093	12,768,891	308,798
Expiring 01/09/18	JPMorgan Chase	NZD	1,310	900,334	928,260	27,926
Norwegian Krone,
Expiring 01/09/18	Citigroup Global Markets	NOK	14,812	1,785,282	1,804,627	19,345
Expiring 01/09/18	Citigroup Global Markets	NOK	10,174	1,226,760	1,239,554	12,794
Expiring 01/09/18	Citigroup Global Markets	NOK	9,875	1,192,853	1,203,126	10,273
Expiring 01/09/18	Citigroup Global Markets	NOK	7,510	913,525	914,985	1,460
Expiring 01/09/18	JPMorgan Chase	NOK	104,854	12,696,201	12,774,940	78,739
Expiring 01/09/18	JPMorgan Chase	NOK	42,080	5,128,840	5,126,839	(2,001)
Expiring 01/09/18	JPMorgan Chase	NOK	21,155	2,533,123	2,577,430	44,307

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Norwegian Krone (continued),
Expiring 01/09/18	JPMorgan Chase	NOK	20,770	$2,516,864	$2,530,524	$13,660
Expiring 01/09/18	JPMorgan Chase	NOK	20,768	2,485,905	2,530,279	44,374
Expiring 01/09/18	JPMorgan Chase	NOK	20,680	2,518,267	2,519,558	1,291
Expiring 01/09/18	JPMorgan Chase	NOK	20,670	2,489,042	2,518,340	29,298
Expiring 01/09/18	JPMorgan Chase	NOK	15,473	1,848,063	1,885,161	37,098
Expiring 01/09/18	JPMorgan Chase	NOK	15,473	1,849,695	1,885,161	35,466
Expiring 01/09/18	JPMorgan Chase	NOK	10,387	1,244,223	1,265,506	21,283
Expiring 01/09/18	JPMorgan Chase	NOK	10,315	1,235,340	1,256,733	21,393
Expiring 01/09/18	JPMorgan Chase	NOK	5,185	619,239	631,717	12,478
Expiring 01/09/18	JPMorgan Chase	NOK	5,090	608,987	620,143	11,156
Expiring 01/09/18	JPMorgan Chase	NOK	4,340	523,353	528,766	5,413
Peruvian Nuevo Sol,
Expiring 01/09/18	Citigroup Global Markets	PEN	1,990	606,356	613,412	7,056
Expiring 01/09/18	Citigroup Global Markets	PEN	1,955	602,930	602,623	(307)
Expiring 01/09/18	Citigroup Global Markets	PEN	1,382	427,335	425,998	(1,337)
Expiring 01/09/18	Deutsche Bank AG	PEN	9,617	2,970,318	2,964,412	(5,906)
Polish Zloty,
Expiring 01/09/18	JPMorgan Chase	PLN	66,891	18,970,616	19,216,536	245,920
Expiring 01/09/18	JPMorgan Chase	PLN	3,785	1,071,078	1,087,360	16,282
Expiring 01/09/18	JPMorgan Chase	PLN	3,190	904,282	916,427	12,145
Expiring 01/09/18	JPMorgan Chase	PLN	2,250	630,973	646,383	15,410
Russian Ruble,
Expiring 01/09/18	Bank of America	RUB	140,471	2,441,025	2,434,653	(6,372)
Expiring 01/09/18	Bank of America	RUB	91,610	1,593,217	1,587,791	(5,426)
Expiring 01/09/18	Citigroup Global Markets	RUB	163,621	2,788,646	2,835,891	47,245
Expiring 01/09/18	Citigroup Global Markets	RUB	91,610	1,591,947	1,587,792	(4,155)
Expiring 01/09/18	Citigroup Global Markets	RUB	62,170	1,061,646	1,077,535	15,889
Expiring 01/09/18	Deutsche Bank AG	RUB	19,615	339,419	339,969	550
Expiring 01/09/18	Deutsche Bank AG	RUB	19,615	339,536	339,969	433
Expiring 02/07/18	Bank of America	RUB	140,471	2,433,325	2,425,426	(7,899)
Expiring 02/07/18	Bank of America	RUB	26,250	454,074	453,243	(831)
Singapore Dollar,
Expiring 01/09/18	Bank of America	SGD	558	416,609	417,289	680
Expiring 01/09/18	Bank of America	SGD	557	415,899	416,540	641
Expiring 01/09/18	Citigroup Global Markets	SGD	810	600,832	605,741	4,909
Expiring 01/09/18	Deutsche Bank AG	SGD	710	527,309	530,959	3,650
Expiring 01/09/18	JPMorgan Chase	SGD	1,845	1,371,934	1,379,744	7,810
Expiring 01/09/18	JPMorgan Chase	SGD	1,420	1,054,747	1,061,917	7,170
Expiring 01/09/18	JPMorgan Chase	SGD	605	448,657	452,437	3,780
South African Rand,
Expiring 01/09/18	Citigroup Global Markets	ZAR	35,912	2,607,269	2,897,233	289,964
Expiring 01/09/18	Citigroup Global Markets	ZAR	35,912	2,651,183	2,897,232	246,049
Expiring 01/09/18	Citigroup Global Markets	ZAR	33,746	2,500,284	2,722,489	222,205
Expiring 01/09/18	Citigroup Global Markets	ZAR	33,746	2,500,352	2,722,489	222,137
Expiring 01/09/18	Deutsche Bank AG	ZAR	7,160	519,662	577,640	57,978
Expiring 01/09/18	JPMorgan Chase	ZAR	107,404	7,858,730	8,664,915	806,185
Expiring 01/09/18	JPMorgan Chase	ZAR	67,492	5,054,225	5,444,978	390,753
Expiring 01/09/18	JPMorgan Chase	ZAR	35,912	2,609,103	2,897,233	288,130
Expiring 01/09/18	JPMorgan Chase	ZAR	25,000	1,956,192	2,016,897	60,705
South Korean Won,
Expiring 01/09/18	Citigroup Global Markets	KRW	614,070	570,114	573,710	3,596
Expiring 01/09/18	Citigroup Global Markets	KRW	509,820	469,370	476,313	6,943
Expiring 01/09/18	Deutsche Bank AG	KRW	657,850	605,616	614,613	8,997
Swedish Krona,
Expiring 01/09/18	Citigroup Global Markets	SEK	15,791	1,861,773	1,926,373	64,600
Expiring 01/09/18	Citigroup Global Markets	SEK	12,130	1,437,134	1,479,762	42,628
Expiring 01/09/18	Citigroup Global Markets	SEK	10,501	1,246,628	1,281,037	34,409
Expiring 01/09/18	JPMorgan Chase	SEK	1,055,854	127,324,521	128,805,589	1,481,068

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Swedish Krona (continued),
Expiring 01/09/18	JPMorgan Chase	SEK	106,983	$12,808,048	$13,051,055	$243,007
Expiring 01/09/18	JPMorgan Chase	SEK	69,325	8,283,135	8,457,086	173,951
Expiring 01/09/18	JPMorgan Chase	SEK	37,658	4,500,672	4,593,969	93,297
Expiring 01/09/18	JPMorgan Chase	SEK	29,955	3,628,389	3,654,266	25,877
Expiring 01/09/18	JPMorgan Chase	SEK	29,099	3,524,847	3,549,841	24,994
Expiring 01/09/18	JPMorgan Chase	SEK	27,316	3,219,894	3,332,330	112,436
Expiring 01/09/18	JPMorgan Chase	SEK	22,265	2,659,426	2,716,149	56,723
Expiring 01/09/18	JPMorgan Chase	SEK	21,824	2,609,363	2,662,350	52,987
Expiring 01/09/18	JPMorgan Chase	SEK	20,930	2,485,487	2,553,290	67,803
Expiring 01/09/18	JPMorgan Chase	SEK	15,962	1,941,357	1,947,234	5,877
Expiring 01/09/18	JPMorgan Chase	SEK	10,912	1,314,065	1,331,175	17,110
Expiring 01/09/18	JPMorgan Chase	SEK	10,784	1,286,087	1,315,560	29,473
Expiring 01/09/18	JPMorgan Chase	SEK	5,135	617,928	626,428	8,500
Expiring 01/09/18	JPMorgan Chase	SEK	4,417	529,965	538,838	8,873
Expiring 02/07/18	JPMorgan Chase	SEK	62,475	7,646,169	7,635,068	(11,101)
Expiring 02/07/18	JPMorgan Chase	SEK	26,115	3,188,649	3,191,514	2,865
Thai Baht,
Expiring 01/09/18	JPMorgan Chase	THB	146,500	4,510,801	4,496,698	(14,103)
Turkish Lira,
Expiring 01/09/18	Citigroup Global Markets	TRY	278	72,353	73,091	738
Expiring 01/09/18	JPMorgan Chase	TRY	15,535	4,046,012	4,084,445	38,433
Expiring 01/09/18	JPMorgan Chase	TRY	9,906	2,533,887	2,604,475	70,588
Expiring 01/09/18	JPMorgan Chase	TRY	9,906	2,537,504	2,604,475	66,971
Expiring 01/09/18	JPMorgan Chase	TRY	9,524	2,383,930	2,504,039	120,109
Expiring 01/09/18	JPMorgan Chase	TRY	9,524	2,401,168	2,504,040	102,872
Expiring 01/09/18	JPMorgan Chase	TRY	4,085	1,061,346	1,074,024	12,678
Expiring 01/09/18	JPMorgan Chase	TRY	3,170	816,069	833,453	17,384
Expiring 01/09/18	JPMorgan Chase	TRY	2,620	671,352	688,847	17,495
Expiring 01/09/18	JPMorgan Chase	TRY	2,080	523,715	546,871	23,156
Expiring 01/09/18	JPMorgan Chase	TRY	1,730	447,079	454,850	7,771
Expiring 02/07/18	Citigroup Global Markets	TRY	3,175	828,657	827,593	(1,064)
Expiring 02/07/18	JPMorgan Chase	TRY	5,775	1,512,770	1,505,306	(7,464)

				$624,791,509	$632,624,071	7,832,562

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/09/18	Bank of America	AUD	13,087	$9,973,210	$10,211,206	$(237,996)
Expiring 01/09/18	Citigroup Global Markets	AUD	3,280	2,510,628	2,559,239	(48,611)
Expiring 01/09/18	Citigroup Global Markets	AUD	2,364	1,788,030	1,844,524	(56,494)
Expiring 01/09/18	Citigroup Global Markets	AUD	1,576	1,197,549	1,229,683	(32,134)
Expiring 01/09/18	Deutsche Bank AG	AUD	943	723,154	735,781	(12,627)
Expiring 01/09/18	JPMorgan Chase	AUD	31,101	23,603,419	24,266,731	(663,312)
Expiring 01/09/18	JPMorgan Chase	AUD	6,651	5,194,351	5,189,480	4,871
Expiring 01/09/18	JPMorgan Chase	AUD	2,470	1,878,020	1,927,231	(49,211)
Expiring 01/09/18	JPMorgan Chase	AUD	2,470	1,860,456	1,927,232	(66,776)
Expiring 01/09/18	JPMorgan Chase	AUD	1,647	1,259,535	1,285,081	(25,546)
Expiring 01/09/18	JPMorgan Chase	AUD	1,475	1,116,464	1,150,877	(34,413)
Expiring 01/09/18	JPMorgan Chase	AUD	1,400	1,064,409	1,092,358	(27,949)
Expiring 01/09/18	JPMorgan Chase	AUD	1,000	755,729	780,256	(24,527)
Expiring 01/09/18	JPMorgan Chase	AUD	942	722,153	735,001	(12,848)
Brazilian Real,
Expiring 01/03/18	Citigroup Global Markets	BRL	1,755	530,532	528,750	1,782
Expiring 01/03/18	Deutsche Bank AG	BRL	10,742	3,247,279	3,236,370	10,909
Expiring 01/03/18	JPMorgan Chase	BRL	4,377	1,358,009	1,318,711	39,298

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Brazilian Real (continued),
Expiring 01/03/18	JPMorgan Chase	BRL	4,200	$1,273,576	$1,265,384	$8,192
Expiring 01/03/18	JPMorgan Chase	BRL	2,735	819,090	824,006	(4,916)
Expiring 01/03/18	JPMorgan Chase	BRL	2,665	803,534	802,917	617
Expiring 01/03/18	JPMorgan Chase	BRL	1,445	442,072	435,353	6,719
Expiring 02/02/18	Deutsche Bank AG	BRL	9,287	2,800,579	2,788,010	12,569
British Pound,
Expiring 01/09/18	Citigroup Global Markets	GBP	12,873	17,440,868	17,387,194	53,674
Expiring 01/09/18	Deutsche Bank AG	GBP	1,280	1,719,168	1,728,859	(9,691)
Expiring 01/09/18	JPMorgan Chase	GBP	117,686	159,463,229	158,955,120	508,109
Expiring 01/09/18	JPMorgan Chase	GBP	5,676	7,678,941	7,666,411	12,530
Expiring 01/09/18	JPMorgan Chase	GBP	1,906	2,557,162	2,574,380	(17,218)
Expiring 01/09/18	JPMorgan Chase	GBP	800	1,068,422	1,080,538	(12,116)
Expiring 01/09/18	JPMorgan Chase	GBP	335	450,603	452,475	(1,872)
Canadian Dollar,
Expiring 01/09/18	Bank of America	CAD	1,175	914,952	934,926	(19,974)
Expiring 01/09/18	Bank of America	CAD	1,045	825,539	831,488	(5,949)
Expiring 01/09/18	Citigroup Global Markets	CAD	9,791	7,593,558	7,790,519	(196,961)
Expiring 01/09/18	Deutsche Bank AG	CAD	109,335	85,130,454	86,995,856	(1,865,402)
Expiring 01/09/18	Deutsche Bank AG	CAD	3,210	2,489,936	2,554,139	(64,203)
Expiring 01/09/18	Deutsche Bank AG	CAD	675	529,963	537,085	(7,122)
Expiring 01/09/18	JPMorgan Chase	CAD	3,243	2,553,865	2,580,396	(26,531)
Expiring 01/09/18	JPMorgan Chase	CAD	3,213	2,534,303	2,556,525	(22,222)
Expiring 02/07/18	JPMorgan Chase	CAD	760	605,932	604,967	965
Chilean Peso,
Expiring 01/09/18	Citigroup Global Markets	CLP	731,250	1,143,829	1,188,251	(44,422)
Expiring 01/09/18	Citigroup Global Markets	CLP	281,500	434,695	457,426	(22,731)
Expiring 01/09/18	Citigroup Global Markets	CLP	243,750	380,384	396,084	(15,700)
Expiring 01/09/18	Deutsche Bank AG	CLP	337,600	529,154	548,587	(19,433)
Expiring 01/09/18	JPMorgan Chase	CLP	916,400	1,470,003	1,489,113	(19,110)
Chinese Renminbi,
Expiring 03/21/18	Citigroup Global Markets	CNH	21,233	3,184,122	3,244,929	(60,807)
Colombian Peso,
Expiring 01/09/18	Citigroup Global Markets	COP	7,427,700	2,456,128	2,486,021	(29,893)
Expiring 01/09/18	Citigroup Global Markets	COP	1,822,560	600,316	610,003	(9,687)
Expiring 01/09/18	Citigroup Global Markets	COP	1,809,700	607,200	605,699	1,501
Czech Koruna,
Expiring 01/09/18	Citigroup Global Markets	CZK	37,992	1,782,946	1,785,349	(2,403)
Expiring 01/09/18	Citigroup Global Markets	CZK	15,756	725,281	740,418	(15,137)
Expiring 01/09/18	Citigroup Global Markets	CZK	11,320	524,876	531,958	(7,082)
Expiring 01/09/18	Citigroup Global Markets	CZK	10,504	484,290	493,612	(9,322)
Expiring 01/09/18	Deutsche Bank AG	CZK	150	6,938	7,049	(111)
Danish Krone,
Expiring 01/09/18	Bank of America	DKK	31,678	5,084,014	5,109,192	(25,178)
Euro,
Expiring 01/09/18	Bank of America	EUR	13,341	15,826,668	16,018,279	(191,611)
Expiring 01/09/18	Bank of America	EUR	1,409	1,666,486	1,691,759	(25,273)
Expiring 01/09/18	Citigroup Global Markets	EUR	351,140	419,477,098	421,606,967	(2,129,869)
Expiring 01/09/18	Citigroup Global Markets	EUR	1,576	1,861,571	1,892,272	(30,701)
Expiring 01/09/18	Citigroup Global Markets	EUR	1,410	1,667,046	1,692,960	(25,914)
Expiring 01/09/18	JPMorgan Chase	EUR	10,678	12,728,784	12,820,867	(92,083)
Expiring 01/09/18	JPMorgan Chase	EUR	6,919	8,212,362	8,307,509	(95,147)
Expiring 01/09/18	JPMorgan Chase	EUR	4,344	5,122,058	5,215,756	(93,698)
Expiring 01/09/18	JPMorgan Chase	EUR	4,275	5,065,717	5,132,909	(67,192)
Expiring 01/09/18	JPMorgan Chase	EUR	3,758	4,461,528	4,512,158	(50,630)
Expiring 01/09/18	JPMorgan Chase	EUR	2,990	3,561,912	3,590,034	(28,122)
Expiring 01/09/18	JPMorgan Chase	EUR	2,904	3,467,260	3,486,776	(19,516)
Expiring 01/09/18	JPMorgan Chase	EUR	2,726	3,218,588	3,273,055	(54,467)
Expiring 01/09/18	JPMorgan Chase	EUR	2,232	2,643,621	2,679,919	(36,298)

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 01/09/18	JPMorgan Chase	EUR	2,178	$2,591,236	$2,615,082	$(23,846)
Expiring 01/09/18	JPMorgan Chase	EUR	2,125	2,528,040	2,551,446	(23,406)
Expiring 01/09/18	JPMorgan Chase	EUR	2,115	2,492,527	2,539,439	(46,912)
Expiring 01/09/18	JPMorgan Chase	EUR	2,107	2,497,252	2,529,834	(32,582)
Expiring 01/09/18	JPMorgan Chase	EUR	2,105	2,492,891	2,527,433	(34,542)
Expiring 01/09/18	JPMorgan Chase	EUR	1,593	1,907,175	1,912,685	(5,510)
Expiring 01/09/18	JPMorgan Chase	EUR	1,089	1,295,107	1,307,541	(12,434)
Expiring 01/09/18	JPMorgan Chase	EUR	1,076	1,279,381	1,291,932	(12,551)
Expiring 01/09/18	JPMorgan Chase	EUR	1,055	1,261,762	1,266,718	(4,956)
Expiring 01/09/18	JPMorgan Chase	EUR	1,054	1,267,733	1,265,517	2,216
Expiring 01/09/18	JPMorgan Chase	EUR	1,054	1,259,552	1,265,517	(5,965)
Expiring 01/09/18	JPMorgan Chase	EUR	1,054	1,251,509	1,265,517	(14,008)
Expiring 01/09/18	JPMorgan Chase	EUR	800	947,379	960,544	(13,165)
Expiring 01/09/18	JPMorgan Chase	EUR	704	832,107	845,279	(13,172)
Expiring 01/09/18	JPMorgan Chase	EUR	580	688,345	696,395	(8,050)
Expiring 01/09/18	JPMorgan Chase	EUR	526	623,080	631,558	(8,478)
Expiring 01/09/18	JPMorgan Chase	EUR	513	609,688	615,949	(6,261)
Expiring 01/09/18	JPMorgan Chase	EUR	452	539,006	542,707	(3,701)
Expiring 02/07/18	Citigroup Global Markets	EUR	2,155	2,593,736	2,591,972	1,764
Expiring 02/07/18	Deutsche Bank AG	EUR	3,678	4,399,407	4,423,794	(24,387)
Expiring 02/07/18	JPMorgan Chase	EUR	6,336	7,618,153	7,620,762	(2,609)
Expiring 02/07/18	JPMorgan Chase	EUR	2,648	3,182,584	3,184,940	(2,356)
Hungarian Forint,
Expiring 01/09/18	Citigroup Global Markets	HUF	1,015,500	3,873,957	3,923,828	(49,871)
Expiring 02/07/18	Citigroup Global Markets	HUF	118,500	457,252	458,543	(1,291)
Indian Rupee,
Expiring 01/09/18	Deutsche Bank AG	INR	92,730	1,431,571	1,450,905	(19,334)
Indonesian Rupiah,
Expiring 01/09/18	Deutsche Bank AG	IDR	24,419,000	1,799,484	1,797,799	1,685
Expiring 01/09/18	Deutsche Bank AG	IDR	16,197,000	1,192,183	1,192,471	(288)
Expiring 01/09/18	Deutsche Bank AG	IDR	62,000	4,574	4,565	9
Expiring 01/09/18	JPMorgan Chase	IDR	16,442,000	1,204,410	1,210,509	(6,099)
Israeli Shekel,
Expiring 01/09/18	Citigroup Global Markets	ILS	6,151	1,763,838	1,768,481	(4,643)
Expiring 01/09/18	Citigroup Global Markets	ILS	3,155	895,594	907,098	(11,504)
Expiring 01/09/18	Citigroup Global Markets	ILS	1,840	527,449	529,021	(1,572)
Expiring 02/07/18	Citigroup Global Markets	ILS	1,840	530,290	529,624	666
Japanese Yen,
Expiring 01/09/18	Bank of America	JPY	1,214,659	10,826,552	10,786,184	40,368
Expiring 01/09/18	Bank of America	JPY	97,000	857,800	861,361	(3,561)
Expiring 01/09/18	Deutsche Bank AG	JPY	856,650	7,610,026	7,607,060	2,966
Expiring 01/09/18	JPMorgan Chase	JPY	40,825,305	365,769,638	362,529,123	3,240,515
Expiring 01/09/18	JPMorgan Chase	JPY	1,992,655	17,858,916	17,694,797	164,119
Expiring 01/09/18	JPMorgan Chase	JPY	1,138,660	10,097,637	10,111,313	(13,676)
Expiring 01/09/18	JPMorgan Chase	JPY	853,995	7,574,907	7,583,484	(8,577)
Expiring 01/09/18	JPMorgan Chase	JPY	571,214	5,059,939	5,072,386	(12,447)
Expiring 01/09/18	JPMorgan Chase	JPY	279,800	2,494,655	2,484,627	10,028
Expiring 01/09/18	JPMorgan Chase	JPY	122,700	1,084,363	1,089,577	(5,214)
Expiring 02/07/18	JPMorgan Chase	JPY	74,876	665,553	665,839	(286)
Mexican Peso,
Expiring 01/09/18	Citigroup Global Markets	MXN	47,958	2,566,933	2,433,569	133,364
Expiring 01/09/18	Citigroup Global Markets	MXN	47,958	2,559,439	2,433,568	125,871
Expiring 01/09/18	Citigroup Global Markets	MXN	46,498	2,465,756	2,359,482	106,274
Expiring 01/09/18	Citigroup Global Markets	MXN	46,498	2,458,976	2,359,483	99,493
Expiring 01/09/18	Citigroup Global Markets	MXN	35,000	1,843,931	1,776,031	67,900
Expiring 01/09/18	Citigroup Global Markets	MXN	18,690	968,158	948,400	19,758
Expiring 01/09/18	Deutsche Bank AG	MXN	47,958	2,566,023	2,433,568	132,455
Expiring 01/09/18	Deutsche Bank AG	MXN	39,839	2,133,408	2,021,580	111,828

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Mexican Peso (continued),
Expiring 01/09/18	Deutsche Bank AG	MXN	13,950	$741,733	$707,875	$33,858
Expiring 01/09/18	JPMorgan Chase	MXN	234,438	12,567,494	11,896,260	671,234
Expiring 01/09/18	JPMorgan Chase	MXN	46,498	2,470,464	2,359,482	110,982
Expiring 01/09/18	JPMorgan Chase	MXN	11,310	593,288	573,912	19,376
New Taiwanese Dollar,
Expiring 01/09/18	Deutsche Bank AG	TWD	69,630	2,322,161	2,341,379	(19,218)
Expiring 01/09/18	JPMorgan Chase	TWD	36,290	1,209,465	1,220,288	(10,823)
Expiring 01/09/18	JPMorgan Chase	TWD	36,290	1,209,465	1,220,288	(10,823)
New Zealand Dollar,
Expiring 01/09/18	Bank of America	NZD	2,620	1,816,564	1,856,520	(39,956)
Expiring 01/09/18	Citigroup Global Markets	NZD	34,837	23,899,273	24,685,343	(786,070)
Expiring 01/09/18	Citigroup Global Markets	NZD	1,819	1,294,758	1,288,935	5,823
Expiring 01/09/18	Citigroup Global Markets	NZD	760	520,934	538,532	(17,598)
Expiring 01/09/18	JPMorgan Chase	NZD	3,639	2,561,063	2,578,579	(17,516)
Expiring 01/09/18	JPMorgan Chase	NZD	1,090	761,524	772,369	(10,845)
Expiring 01/09/18	JPMorgan Chase	NZD	655	456,603	464,130	(7,527)
Expiring 02/07/18	Citigroup Global Markets	NZD	645	457,099	456,869	230
Norwegian Krone,
Expiring 01/09/18	Bank of America	NOK	20,570	2,478,834	2,506,156	(27,322)
Expiring 01/09/18	Citigroup Global Markets	NOK	10,384	1,255,702	1,265,140	(9,438)
Expiring 01/09/18	Citigroup Global Markets	NOK	10,315	1,248,938	1,256,733	(7,795)
Expiring 01/09/18	JPMorgan Chase	NOK	43,254	5,237,392	5,269,873	(32,481)
Expiring 01/09/18	JPMorgan Chase	NOK	10,315	1,253,875	1,256,734	(2,859)
Expiring 01/09/18	JPMorgan Chase	NOK	9,968	1,208,217	1,214,457	(6,240)
Expiring 01/09/18	JPMorgan Chase	NOK	7,000	838,172	852,848	(14,676)
Expiring 01/09/18	JPMorgan Chase	NOK	4,526	551,855	551,428	427
Peruvian Nuevo Sol,
Expiring 01/09/18	Citigroup Global Markets	PEN	5,593	1,708,464	1,724,026	(15,562)
Expiring 01/09/18	Citigroup Global Markets	PEN	2,965	895,770	913,952	(18,182)
Expiring 01/09/18	Deutsche Bank AG	PEN	1,577	483,312	486,105	(2,793)
Polish Zloty,
Expiring 01/09/18	JPMorgan Chase	PLN	15,052	4,268,821	4,324,159	(55,338)
Russian Ruble,
Expiring 01/09/18	Bank of America	RUB	140,471	2,442,974	2,434,654	8,320
Expiring 01/09/18	Bank of America	RUB	91,610	1,591,947	1,587,792	4,155
Expiring 01/09/18	Citigroup Global Markets	RUB	127,791	2,220,679	2,214,883	5,796
Expiring 01/09/18	Citigroup Global Markets	RUB	91,610	1,561,339	1,587,791	(26,452)
Expiring 01/09/18	Citigroup Global Markets	RUB	52,640	889,339	912,360	(23,021)
Expiring 01/09/18	Citigroup Global Markets	RUB	45,360	770,642	786,183	(15,541)
Expiring 01/09/18	Deutsche Bank AG	RUB	26,550	445,320	460,166	(14,846)
Expiring 01/09/18	Deutsche Bank AG	RUB	12,680	220,346	219,771	575
Expiring 02/07/18	Bank of America	RUB	91,610	1,586,925	1,581,774	5,151
Singapore Dollar,
Expiring 01/09/18	Bank of America	SGD	915	678,874	684,263	(5,389)
Expiring 01/09/18	Citigroup Global Markets	SGD	715	528,608	534,698	(6,090)
Expiring 01/09/18	JPMorgan Chase	SGD	2,387	1,773,014	1,785,067	(12,053)
South African Rand,
Expiring 01/09/18	Citigroup Global Markets	ZAR	35,911	2,598,904	2,897,153	(298,249)
Expiring 01/09/18	Citigroup Global Markets	ZAR	9,320	685,602	751,900	(66,298)
Expiring 01/09/18	Citigroup Global Markets	ZAR	9,150	671,801	738,185	(66,384)
Expiring 01/09/18	Citigroup Global Markets	ZAR	6,980	541,791	563,117	(21,326)
Expiring 01/09/18	Citigroup Global Markets	ZAR	4,340	317,787	350,133	(32,346)
Expiring 01/09/18	Citigroup Global Markets	ZAR	4,340	317,231	350,134	(32,903)
Expiring 01/09/18	Citigroup Global Markets	ZAR	4,340	316,808	350,133	(33,325)
Expiring 01/09/18	Citigroup Global Markets	ZAR	4,340	316,610	350,133	(33,523)
Expiring 01/09/18	Deutsche Bank AG	ZAR	23,370	1,730,090	1,885,396	(155,306)
Expiring 01/09/18	Deutsche Bank AG	ZAR	9,150	671,333	738,184	(66,851)
Expiring 01/09/18	JPMorgan Chase	ZAR	223,194	16,331,061	18,006,377	(1,675,316)

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
South African Rand (continued),
Expiring 01/09/18	JPMorgan Chase	ZAR	35,913	$2,599,566	$2,897,314	$(297,748)
Expiring 01/09/18	JPMorgan Chase	ZAR	35,913	2,558,088	2,897,313	(339,225)
Expiring 01/09/18	JPMorgan Chase	ZAR	35,913	2,528,693	2,897,314	(368,621)
Expiring 01/09/18	JPMorgan Chase	ZAR	7,760	612,147	626,045	(13,898)
South Korean Won,
Expiring 01/09/18	Citigroup Global Markets	KRW	16,435,314	15,131,299	15,355,108	(223,809)
Expiring 01/09/18	Deutsche Bank AG	KRW	653,770	599,789	610,801	(11,012)
Expiring 01/09/18	JPMorgan Chase	KRW	489,590	451,135	457,412	(6,277)
Swedish Krona,
Expiring 01/09/18	Citigroup Global Markets	SEK	82,400	9,826,017	10,052,128	(226,111)
Expiring 01/09/18	Citigroup Global Markets	SEK	10,368	1,242,142	1,264,811	(22,669)
Expiring 01/09/18	Citigroup Global Markets	SEK	5,170	619,919	630,698	(10,779)
Expiring 01/09/18	Deutsche Bank AG	SEK	83,316	9,958,692	10,163,874	(205,182)
Expiring 01/09/18	JPMorgan Chase	SEK	52,251	6,238,658	6,374,197	(135,539)
Expiring 01/09/18	JPMorgan Chase	SEK	44,310	5,343,305	5,405,460	(62,155)
Expiring 01/09/18	JPMorgan Chase	SEK	42,751	5,110,649	5,215,274	(104,625)
Expiring 01/09/18	JPMorgan Chase	SEK	28,240	3,416,546	3,445,050	(28,504)
Expiring 01/09/18	JPMorgan Chase	SEK	21,001	2,474,905	2,561,951	(87,046)
Expiring 01/09/18	JPMorgan Chase	SEK	10,504	1,250,044	1,281,402	(31,358)
Expiring 01/09/18	JPMorgan Chase	SEK	4,920	583,202	600,200	(16,998)
Swiss Franc,
Expiring 01/09/18	Citigroup Global Markets	CHF	9,718	9,930,341	9,980,917	(50,576)
Expiring 01/09/18	Deutsche Bank AG	CHF	1,080	1,092,178	1,109,219	(17,041)
Thai Baht,
Expiring 01/09/18	Citigroup Global Markets	THB	40,757	1,249,483	1,251,003	(1,520)
Expiring 01/09/18	JPMorgan Chase	THB	130,105	4,005,992	3,993,467	12,525
Expiring 01/09/18	JPMorgan Chase	THB	62,150	1,897,681	1,907,644	(9,963)
Expiring 01/09/18	JPMorgan Chase	THB	17,070	523,885	523,950	(65)
Turkish Lira,
Expiring 01/09/18	Citigroup Global Markets	TRY	85,169	21,468,074	22,392,542	(924,468)
Expiring 01/09/18	Citigroup Global Markets	TRY	2,885	737,814	758,521	(20,707)
Expiring 01/09/18	Deutsche Bank AG	TRY	9,905	2,503,792	2,604,212	(100,420)
Expiring 01/09/18	Deutsche Bank AG	TRY	9,619	2,470,145	2,529,017	(58,872)
Expiring 01/09/18	JPMorgan Chase	TRY	9,905	2,490,978	2,604,212	(113,234)
Expiring 01/09/18	JPMorgan Chase	TRY	9,619	2,499,630	2,529,017	(29,387)

				$1,607,109,464	$1,615,729,499	(8,620,035)

						$(787,473)

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency	$15,473,850	$(16,261,323)	$(787,473)

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(1):
CMBX.NA.8.AAA	10/17/57	0.500%(M)	1,505	$(6,681)	$13,426	$(20,107)	Morgan Stanley
CMBX.NA.9.AAA	09/17/58	0.500%(M)	1,510	(2,882)	33,098	(35,980)	Morgan Stanley

				$(9,563)	$46,524	$(56,087)

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.BBB.6	05/11/63	3.000%(M)	2,475	$(360,859)	$(316,972)	$(43,887)	Morgan Stanley
CMBX.NA.BBB.6	05/11/63	3.000%(M)	5	(729)	(640)	(89)	Morgan Stanley

				$(361,588)	$(317,612)	$(43,976)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
AUD	599,340	12/18/21	2.770%(S)	6 Month BBSW(2)(S)	$1,231,271	$1,044,992	$(186,279)
EUR	121,205	12/13/19	(0.180)%(A)	6 Month EURIBOR(2)(S)	26,382	(88,992)	(115,374)
EUR	8,680	03/21/28	0.840%(A)	6 Month EURIBOR(1)(S)	3,546	90,073	86,527
EUR	5,960	07/04/42	1.430%(A)	6 Month EURIBOR(2)(S)	(16,623)	(80,822)	(64,199)
EUR	4,020	07/04/42	1.534%(A)	6 Month EURIBOR(2)(S)	—	73,912	73,912
GBP	377,285	09/21/18	0.570%(T)	1 Day SONIA(1)(T)	35,408	(32,786)	(68,194)
GBP	47,990	12/18/21	1.250%(S)	6 Month GBP LIBOR(2)(S)	81,469	109,244	27,775
JPY	2,883,850	12/15/37	1.090%(S)	6 Month JPY LIBOR(1)(S)	249,366	284,142	34,776

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
MXN	294,530	03/08/28	7.476%(M)	28 Day Mexican Interbank Rate(2)(M)	$—	$(536,541)	$(536,541)
NOK	95,465	03/21/28	1.885%(A)	6 Month NIBOR(2)(S)	—	(96,849)	(96,849)
NZD	287,885	12/18/21	2.900%(S)	3 Month BBR(2)(Q)	287,143	51,837	(235,306)
PLN	125,970	03/21/23	2.530%(A)	6 Month WIBOR(1)(S)	(55,779)	48,928	104,707
SEK	1,274,350	12/19/19	(0.044)%(T)	3 Month STIBOR(2)(Q)	(25,132)	(119,726)	(94,594)
	74,753	12/31/19	1.836%(A)	1 Day USOIS(1)(A)	—	78,993	78,993
	73,470	12/31/19	1.844%(A)	1 Day USOIS(1)(A)	70,632	67,281	(3,351)
	31,620	05/31/22	2.200%(S)	3 Month LIBOR(2)(Q)	9,848	(66,998)	(76,846)
	13,595	02/15/46	2.433%(S)	3 Month LIBOR(1)(Q)	4,464	211,535	207,071
	10,200	02/15/46	2.515%(S)	3 Month LIBOR(1)(Q)	—	(22,164)	(22,164)

					$1,901,995	$1,016,059	$(885,936)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
KRW	28,887,520	03/21/23	2.120%(Q)	3 Month KWCDC(1)(Q)	$41,781	$20,863	$20,918	Goldman Sachs & Co.
KRW	28,861,700	03/21/23	2.120%(Q)	3 Month KWCDC(1)(Q)	41,743	(3,113)	44,856	Deutsche Bank AG

					$83,524	$17,750	$65,774

Securities with a combined market value of $9,801,064 have been segregated with Morgan Stanley to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$67,387	$(320,725)	$65,774	$(100,063)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$7,376,230	$—
Equipment	—	701,079	—
Commercial Mortgage-Backed Securities	—	28,966,643	—
Corporate Bonds
Belgium	—	4,121,773	—
Brazil	—	5,341,887	—
Canada	—	12,838,635	—
Denmark	—	8,252,647	—
France	—	62,167,542	—
Germany	—	51,557,931	—
Hong Kong	—	2,588,256	—
Ireland	—	2,535,814	—
Italy	—	14,980,734	—
Mexico	—	3,263,539	—
Netherlands	—	31,042,419	—
Russia	—	10,736,263	—
Spain	—	23,210,501	—
Sweden	—	7,144,382	—
Switzerland	—	11,372,916	—
United Kingdom	—	59,603,957	—
United States	—	525,686,404	—
Municipal Bonds	—	15,019,345	—
Sovereign Bonds	—	846,981,112	—
U.S. Government Agency Obligations	—	195,339,683	—
U.S. Treasury Obligations	—	74,231,862	—
Unaffiliated Fund	7,849,540	—	—
Affiliated Mutual Fund	7,917,172	—	—
Options Purchased	—	54,294	—
Other Financial Instruments*
Futures Contracts	(1,809,763)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(787,473)	—
OTC Credit Default Swap Agreements	—	(371,151)	—
Centrally Cleared Interest Rate Swap Agreements	—	(885,936)	—
OTC Interest Rate Swap Agreements	—	83,524	—

Total	$13,956,949	$2,003,154,812	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value. During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Sovereign Bonds	42.2%
Banks	13.0
U.S. Government Agency Obligations	9.7
Auto Manufacturers	4.9
Electric	4.3
U.S. Treasury Obligations	3.7
Oil & Gas	3.2
Media	3.0
Telecommunications	2.1
Insurance	2.0
Agriculture	1.9
Diversified Financial Services	1.5
Commercial Mortgage-Backed Securities	1.4
Pipelines	1.4
Healthcare-Services	1.3
Municipal Bonds	0.7
Software	0.7
Affiliated Mutual Fund (0.4% represents investments purchased with collateral from securities on loan)	0.4
Unaffiliated Fund	0.4
Automobiles	0.4

Trucking & Leasing	0.3%
Beverages	0.3
Semiconductors	0.3
Chemicals	0.3
Healthcare-Products	0.2
Packaging & Containers	0.2
Foods	0.2
Holding Companies-Diversified	0.2
Miscellaneous Manufacturing	0.1
Retail	0.1
Auto Parts & Equipment	0.1
Mining	0.1
Pharmaceuticals	0.0	*
Equipment	0.0	*
Transportation	0.0	*
Options Purchased	0.0	*

	100.6
Liabilities in excess of other assets	(0.6)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$46,524		Premiums received for OTC swap agreements	$317,612
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	100,063
Foreign exchange contracts	—	—		Due from/to broker — variation margin futures	2,759,825	*
Foreign exchange contracts	Unaffiliated investments	15,338		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	15,473,850		Unrealized depreciation on OTC forward foreign currency exchange contracts	16,261,323
Interest rate contracts	Due from/to broker — variation margin futures	2,791,096	*	Due from/to broker — variation margin futures	1,841,034	*
Interest rate contracts	Due from/to broker — variation margin swaps	613,761	*	Due from/to broker — variation margin swaps	1,499,697	*
Interest rate contracts	Premiums paid for OTC swap agreements	20,863		Premiums received for OTC swap agreements	3,113
Interest rate contracts	Unaffiliated investments	38,956		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	65,774		—	—

Total		$19,066,162			$22,782,667

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts	$(954,050)	$192,496	$—	$—	$(719,003)
Foreign exchange contracts	—	—	(10,937,353)	(46,394,811)	—
Interest rate contracts	102,900	—	(4,287,869)	—	2,808,437

Total	$(851,150)	$192,496	$(15,225,222)	$(46,394,811)	$2,089,434

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts	$460,706	$(185,132)	$—	$—	$(86,561)
Foreign exchange contracts	(53,693)	—	(2,759,825)	(12,815,330)	—
Interest rate contracts	(279,724)	—	5,100,782	—	1,320,479

Total	$127,289	$(185,132)	$2,340,957	$(12,815,330)	$1,233,918

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements- Buy Protection(4)	Credit Default Swap Agreements- Sell Protection(4)
$331,546	$31,142,951	$552,261,938	$983,047,425	$1,730,182,347	$2,720,799,254	$910,639,828	$5,668,657	$2,325,853

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$7,761,392	$(7,761,392)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$205,535	$(605,387)	$(399,852)	$—	$(399,852)
Citigroup Global Markets	3,516,960	(6,094,054)	(2,577,094)	269,965	(2,307,129)
Deutsche Bank AG	591,199	(2,713,802)	(2,122,603)	—	(2,122,603)
Goldman Sachs & Co.	57,119	—	57,119	(57,119)	—
JPMorgan Chase.	11,243,968	(6,851,193)	4,392,775	(60,000)	4,332,775
Morgan Stanley	46,524	(417,675)	(371,151)	371,151	—

	$15,661,305	$(16,682,111)	$(1,020,806)	$523,997	$(496,809)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $7,761,392:
Unaffiliated investments (cost $1,969,320,128)	$2,012,965,388
Affiliated investments (cost $7,917,847)	7,917,172
Cash	70,000
Unrealized appreciation on OTC forward foreign currency contracts	15,473,850
Dividends and interest receivable	13,744,676
Receivable for fund share sold	1,705,194
Due from broker-variation margin swaps	521,648
Tax reclaim receivable	234,444
Premiums paid for OTC swap agreements	67,387
Unrealized appreciation on OTC swap agreements	65,774
Receivable for investments sold	22,721
Deposit with broker for futures.	4,584
Prepaid expenses	14,056

Total Assets	2,052,806,894

LIABILITIES:
Unrealized depreciation on OTC forward foreign currency contracts	16,261,323
Payable for fund share repurchased	10,540,044
Payable to broker for collateral for securities on loan	7,908,938
Payable for investments purchased	7,681,868
Due to broker-variation margin futures	1,374,386
Management fees payable	521,182
Premiums received for OTC swap agreements	320,725
Accrued expenses and other liabilities	114,726
Unrealized depreciation on OTC swap agreements	100,063
Distribution fee payable	82,828
Payable to custodian	6,804
Affiliated transfer agent fee payable	365

Total Liabilities	44,913,252

NET ASSETS	$2,007,893,642

Net assets were comprised of:
Paid-in capital	$1,933,596,097
Retained earnings	74,297,545

Net assets, December 31, 2017	$2,007,893,642

Net asset value and redemption price per share, $2,007,893,642 / 188,586,717 outstanding shares of beneficial interest	$10.65

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income (net) (foreign withholding tax $399,427, of which $122,673 is reimbursable by an affiliate)	$35,867,074
Unaffiliated dividend income	200,074
Income from securities lending, net (including affiliated income of $21,447)	28,641

36,095,789

EXPENSES
Management fees	12,215,448
Distribution fee	4,942,806
Custodian and accounting fees	394,731
Audit fee	60,075
Trustees’ fees	29,670
Legal fees and expenses	17,697
Shareholders’ reports	17,490
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,495
Miscellaneous	39,965

Total expenses	17,725,377

NET INVESTMENT INCOME (LOSS)	18,370,412

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(481))	1,750,238
Futures transactions	(15,225,222)
Options written transactions	192,496
Swap agreements transactions	2,089,434
Forward currency contracts transactions	(46,394,811)
Foreign currency transactions	13,276,661

(44,311,204)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(583))	83,025,408
Futures	2,340,957
Options written	(185,132)
Swap agreements	1,233,918
Forward currency contracts	(12,815,330)
Foreign currencies	31,680

73,631,501

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	29,320,297

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,690,709

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$18,370,412	$11,740,385
Net realized gain (loss) on investment and foreign currency transactions	(44,311,204)	28,691,030
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	73,631,501	(16,329,090)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,690,709	24,102,325

FUND SHARE TRANSACTIONS:
Fund share sold [58,421,732 and 71,588,552 shares, respectively]	609,704,242	745,348,441
Fund share repurchased [18,668,869 and (16,226,830) shares, respectively]	(196,381,956)	(169,186,402)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	413,322,286	576,162,039

TOTAL INCREASE (DECREASE) IN NET ASSETS	461,012,995	600,264,364
NET ASSETS:
Beginning of year	1,546,880,647	946,616,283

End of year	$2,007,893,642	$1,546,880,647

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 80.4%
COMMON STOCKS — 61.6%	Shares	Value
Argentina — 0.1%
MercadoLibre, Inc.	50	$15,733

Austria — 0.1%
ams AG*	205	18,571

Belgium — 0.2%
UCB SA	370	29,338

Bermuda — 0.3%
Marvell Technology Group Ltd.	2,854	61,275

Brazil — 0.7%
Banco BTG Pactual SA, UTS	600	3,435
Banco Santander Brasil SA, UTS	300	2,883
Cia Hering	450	3,476
Cosan SA Industria e Comercio	300	3,753
CVC Brasil Operadora e Agencia de Viagens SA	350	5,117
Estacio Participacoes SA	800	7,915
Hypermarcas SA	1,300	14,109
Instituto Hermes Pardini SA	400	4,028
Kroton Educacional SA	2,600	14,422
Localiza Rent a Car SA	2,400	15,961
Magazine Luiza SA	100	2,418
Raia Drogasil SA	550	15,221
Rumo SA*	3,800	14,858
Vale SA	1,200	14,565

		122,161

Canada — 0.6%
Canadian Natural Resources Ltd.	844	30,148
Raging River Exploration, Inc.*	8,937	56,878
Tidewater Midstream and Infrastructure Ltd.	10,566	12,777

		99,803

China — 4.6%
AAC Technologies Holdings, Inc.	1,972	34,901
Air China Ltd. (Class H Stock)	12,000	14,532
Alibaba Group Holding Ltd., ADR*(a)	862	148,635
Aluminum Corp. of China Ltd. (Class H Stock)*	10,000	7,139
Anhui Conch Cement Co. Ltd. (Class H Stock)	1,400	6,571
Baidu, Inc., ADR*	91	21,313
BeiGene Ltd., ADR*	20	1,954
Beijing Capital International Airport Co. Ltd. (Class H Stock)	9,400	14,149
Beijing Enterprises Water Group Ltd.*	4,000	3,090
Brilliance China Automotive Holdings Ltd.	1,000	2,657
China BlueChemical Ltd. (Class H Stock)	4,000	1,261
China Communications Services Corp. Ltd. (Class H Stock)	10,000	6,688
China Construction Bank Corp. (Class H Stock)	7,000	6,444
China Everbright Greentech Ltd., 144A*	4,000	3,681
China Huarong Asset Management Co. Ltd. (Class H Stock), 144A	7,000	3,299
China Maple Leaf Educational Systems Ltd.	3,000	3,513
China Medical System Holdings Ltd.	5,900	13,734
China Mengniu Dairy Co. Ltd.*	4,000	11,882

COMMON STOCKS (continued)	Shares	Value
China (continued)
China Merchants Bank Co. Ltd. (Class H Stock)	5,450	$21,577
China New Higher Education Group Ltd., 144A	5,000	2,574
China Resources Beer Holdings Co. Ltd.	4,000	14,330
China Southern Airlines Co. Ltd. (Class H Stock)	12,000	12,369
China Taiping Insurance Holdings Co. Ltd.	1,200	4,479
China Vanke Co. Ltd. (Class H Stock)	900	3,582
China Yuhua Education Corp. Ltd., 144A	4,000	2,005
Chongqing Rural Commercial Bank Co. Ltd. (Class H Stock)	4,000	2,817
CNOOC Ltd.	4,000	5,742
CSPC Pharmaceutical Group Ltd.	1,700	3,425
ENN Energy Holdings Ltd.	500	3,556
Fuyao Glass Industry Group Co. Ltd. (Class H Stock), 144A	1,200	5,048
Geely Automobile Holdings Ltd.	500	1,722
Genscript Biotech Corp.	2,000	5,098
Guangzhou R&F Properties Co. Ltd. (Class H Stock)	1,600	3,597
Haitian International Holdings Ltd.	4,300	12,934
Hengan International Group Co. Ltd.	1,300	14,394
Industrial & Commercial Bank of China Ltd. (Class H Stock)	8,000	6,413
JD.com, Inc., ADR*	234	9,692
Jinchuan Group International Resources Co. Ltd.*	9,000	1,365
Kunlun Energy Co. Ltd.	7,000	7,275
KWG Property Holding Ltd.	3,000	3,497
MMG Ltd.*	4,000	1,979
NetEase, Inc., ADR	10	3,451
New China Life Insurance Co. Ltd. (Class H Stock)	1,200	8,184
Nexteer Automotive Group Ltd.*	2,000	4,753
Noah Holdings Ltd., ADR*	180	8,330
People’s Insurance Co. Group of China Ltd. (The) (Class H Stock)	13,000	6,384
PICC Property & Casualty Co. Ltd. (Class H Stock)	6,000	11,495
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	800	8,298
Shanghai Fosun Pharmaceutical Group Co. Ltd. (Class H Stock)	600	3,848
Shenzhou International Group Holdings Ltd.	400	3,802
Silergy Corp.	1,686	38,438
SOHO China Ltd.	5,500	3,211
Sunny Optical Technology Group Co. Ltd.	3,096	39,311
Tencent Holdings Ltd.	2,926	151,444
Tingyi Cayman Islands Holding Corp.	6,000	11,666
TravelSky Technology Ltd. (Class H Stock)	2,800	8,370
Tsingtao Brewery Co. Ltd. (Class H Stock)	3,500	18,025
Want Want China Holdings Ltd.	13,000	10,883
Weichai Power Co. Ltd. (Class H Stock)	9,000	9,832
Wuxi Biologics Cayman, Inc., 144A*	1,268	7,082
Yanzhou Coal Mining Co. Ltd. (Class H Stock)	7,000	8,163
Zhuzhou CRRC Times Electric Co. Ltd. (Class H Stock)	1,100	7,139

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
China (continued)
ZTO Express Cayman, Inc., ADR*	400	$6,340

		833,362

Colombia — 0.1%
Ecopetrol SA, ADR	1,150	16,825

Denmark — 0.1%
Genmab A/S*	121	20,039
Zealand Pharma A/S, ADR*	285	3,876

		23,915

France — 0.8%
Essilor International Cie Generale d’Optique SA	158	21,763
JCDecaux SA	588	23,649
Television Francaise 1	2,186	32,214
Vivendi SA	2,636	70,749

		148,375

Germany — 0.1%
Delivery Hero AG, 144A*	216	8,532

Greece — 0.0%
Hellenic Telecommunications Organization SA	267	3,679
JUMBO SA	206	3,679

		7,358

Hong Kong — 0.7%
ASM Pacific Technology Ltd.	868	12,042
Galaxy Entertainment Group Ltd.	993	7,928
Haier Electronics Group Co. Ltd.*	4,300	11,721
Hutchison China MediTech Ltd., ADR*	50	1,971
Lee & Man Paper Manufacturing Ltd.	11,538	13,585
Melco Resorts & Entertainment Ltd., ADR	501	14,549
Nine Dragons Paper Holdings Ltd.	8,000	12,783
Sino Biopharmaceutical Ltd.	4,585	8,106
SUNeVision Holdings Ltd.	8,230	6,253
Techtronic Industries Co. Ltd.	1,500	9,758
Tongda Group Holdings Ltd.	60,650	15,458
United Laboratories International Holdings Ltd. (The)*	8,000	6,490

		120,644

Ireland — 0.2%
Tarsus Group PLC	7,550	33,363

Israel — 0.3%
Teva Pharmaceutical Industries Ltd., ADR	826	15,653
Tower Semiconductor Ltd.*(a)	1,191	40,589

		56,242

Japan — 14.5%
ADEKA Corp.	1,332	23,428
Aeon Delight Co. Ltd.	542	20,273
Alpine Electronics, Inc.	1,533	31,663
Alps Electric Co. Ltd.	445	12,658
Amada Holdings Co. Ltd.	2,178	29,571
Asahi Group Holdings Ltd.	703	34,883
BML, Inc.	1,561	38,809
Bridgestone Corp.(a)	666	30,824
Capcom Co. Ltd.	300	9,487

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Casio Computer Co. Ltd.	1,170	$16,789
Chugai Pharmaceutical Co. Ltd.	328	16,764
CYBERDYNE, Inc.*	677	11,638
Daicel Corp.	3,277	37,188
Daifuku Co. Ltd.	295	16,028
Daito Trust Construction Co. Ltd.	124	25,263
DeNA Co. Ltd.	1,310	26,969
Disco Corp.	62	13,742
DTS Corp.	790	25,699
Eisai Co. Ltd.	805	45,732
Enplas Corp.	487	20,168
FANUC Corp.	146	35,025
Fujimi, Inc.	862	18,103
Fuso Chemical Co. Ltd.	525	14,232
GMO Payment Gateway, Inc.	209	17,257
Hakuhodo DY Holdings, Inc.	1,519	19,691
Harmonic Drive Systems, Inc.	236	13,736
Hazama Ando Corp.	4,116	32,168
Hikari Tsushin, Inc.	144	20,675
Hirata Corp.	109	11,206
HIS Co. Ltd.	400	14,481
Hitachi High-Technologies Corp.	937	39,382
Hosiden Corp.	981	14,432
Inter Action Corp.	868	6,925
Isuzu Motors Ltd.	2,415	40,324
ITOCHU Corp.	3,379	62,990
Japan Airlines Co. Ltd.	1,080	42,195
Japan Tobacco, Inc.(a)	1,314	42,315
JGC Corp.	1,780	34,389
JSR Corp.	1,651	32,433
KDDI Corp.	1,851	45,978
Keyence Corp.	100	55,863
Kinden Corp.	982	15,989
Kumagai Gumi Co. Ltd.	759	21,174
LaSalle Logiport REIT	38	38,832
LIFULL Co. Ltd.	663	5,911
Micronics Japan Co. Ltd.	648	6,667
MINEBEA MITSUMI, Inc.	610	12,723
Mitsubishi UFJ Financial Group, Inc.	11,984	87,219
MS&AD Insurance Group Holdings, Inc.	1,327	44,760
Murata Manufacturing Co. Ltd.	125	16,736
Nexon Co. Ltd.*	2,730	79,171
NGK Spark Plug Co. Ltd.	850	20,602
Nidec Corp.	92	12,882
Nintendo Co. Ltd.	150	54,014
Nippo Corp.	1,217	28,432
Nippon Telegraph & Telephone Corp.	1,610	75,693
Nippon Television Holdings, Inc.	4,225	72,284
Nishimatsuya Chain Co. Ltd.	1,800	19,995
Nissan Motor Co. Ltd.	3,112	30,983
Noritz Corp.	1,075	21,048
NSD Co. Ltd.	1,112	23,671
Olympus Corp.	470	17,980
Ono Pharmaceutical Co. Ltd.	2,647	61,574
PKSHA Technology, Inc.*	60	7,147
Rohm Co. Ltd.	149	16,414
San-In Godo Bank Ltd. (The)	2,383	22,943
Sanyo Chemical Industries Ltd.	466	24,352
SCREEN Holdings Co. Ltd.	95	7,726

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
SCSK Corp.	202	$9,297
Sekisui Chemical Co. Ltd.	1,612	32,273
Shimamura Co. Ltd.	205	22,521
Shionogi & Co. Ltd.	410	22,154
SMC Corp.	83	34,062
SoftBank Group Corp.	84	6,650
Sony Corp.	215	9,650
Sony Financial Holdings, Inc.	2,310	40,826
Sumitomo Mitsui Trust Holdings, Inc.	760	30,070
Suzuki Motor Corp.	685	39,650
T&D Holdings, Inc.	1,843	31,442
Tadano Ltd.	1,098	18,150
Taisei Corp.	611	30,386
Takeda Pharmaceutical Co. Ltd.	425	24,063
Takuma Co. Ltd.	2,254	31,501
Tazmo Co. Ltd.	674	11,631
Tokai Rika Co. Ltd.	1,176	24,677
Token Corp.	243	28,682
Tokio Marine Holdings, Inc.	1,356	61,675
Tokyo Electron Ltd.	183	33,011
Tokyo Seimitsu Co. Ltd.	535	21,053
Toshiba Plant Systems & Services Corp.	1,224	22,797
Toyota Industries Corp.	588	37,690
TV Asahi Holdings Corp.	1,571	31,514
Yamaichi Electronics Co. Ltd.	480	8,712
Yamato Kogyo Co. Ltd.	896	25,953
Yume No Machi Souzou Iinkai Co. Ltd.	460	8,414

		2,646,802

Jordan — 0.0%
Hikma Pharmaceuticals PLC	209	3,193

Macau — 0.0%
Wynn Macau Ltd.	2,436	7,701

Malaysia — 0.1%
Inari Amertron Bhd	27,093	22,719

Mexico — 0.2%
Arca Continental SAB de CV	1,800	12,464
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	1,300	13,355
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	710	12,951

		38,770

Netherlands — 0.3%
ASML Holding NV	151	26,247
Wolters Kluwer NV	636	33,154

		59,401

New Zealand — 0.0%
Xero Ltd.*	358	7,997

Peru — 0.1%
Southern Copper Corp.	310	14,710
Philippines — 0.5%
Alliance Global Group, Inc.*	11,100	3,556
Ayala Corp.	680	13,823
Ayala Land, Inc.	8,200	7,315
Bank of the Philippine Islands	1,720	3,723
BDO Unibank, Inc.	4,790	15,717

COMMON STOCKS (continued)	Shares	Value
Philippines (continued)
Manila Electric Co.	550	$3,621
Metropolitan Bank & Trust Co.	7,270	14,750
Security Bank Corp.	1,420	7,143
SM Investments Corp.	710	14,067
SM Prime Holdings, Inc.	14,500	10,888

		94,603

Poland — 0.3%
Bank Zachodni WBK SA	64	7,273
CCC SA	91	7,441
Dino Polska SA, 144A*	489	11,046
Jastrzebska Spolka Weglowa SA*	261	7,198
LPP SA	3	7,666
Orange Polska SA*	2,128	3,536
Powszechna Kasa Oszczednosci Bank Polski SA*	583	7,401

		51,561

Russia — 0.3%
LUKOIL PJSC, ADR	230	13,161
Novatek PJSC, GDR	117	14,063
Novolipetsk Steel PJSC, GDR	576	14,700
X5 Retail Group NV, GDR*	353	13,333
Yandex NV (Class A Stock)*	150	4,913

		60,170

Singapore — 0.1%
UMS Holdings Ltd.	6,200	4,705
Venture Corp. Ltd.	600	9,160

		13,865

South Africa — 0.9%
Bidvest Group Ltd. (The)	1,302	22,850
Discovery Ltd.	1,268	19,066
FirstRand Ltd.	3,294	17,832
Imperial Holdings Ltd.	834	17,624
Mr. Price Group Ltd.	875	17,256
Pick’n Pay Stores Ltd.	2,879	16,148
PSG Group Ltd.	171	3,731
Sanlam Ltd.	2,443	17,122
Shoprite Holdings Ltd.	413	7,383
SPAR Group Ltd. (The)	972	15,978
Tiger Brands Ltd.	101	3,750

		158,740

South Korea — 2.9%
Amorepacific Corp.	26	7,390
Celltrion Healthcare Co. Ltd.*	62	6,269
Celltrion, Inc.*	20	4,125
Cheil Worldwide, Inc.	716	14,176
Chong Kun Dang Pharmaceutical Corp.	29	3,746
CJ E&M Corp.	89	8,121
Daewoong Co. Ltd.	240	4,329
Dentium Co. Ltd.*	69	4,012
Douzone Bizon Co. Ltd.	390	12,104
E-MART, Inc.	41	10,369
Green Cross Corp.	17	3,586
Hana Financial Group, Inc.	617	28,679
Hanmi Science Co. Ltd.*	34	3,520
Hanon Systems	1,104	14,338

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
South Korea (continued)
HizeAero Co. Ltd.*	1,206	$8,007
Hotel Shilla Co. Ltd.	60	4,753
Hugel, Inc.*	8	4,166
Hyundai Marine & Fire Insurance Co. Ltd.	485	21,271
Industrial Bank of Korea	470	7,210
KB Financial Group, Inc.	493	29,177
Koh Young Technology, Inc.	167	12,843
Korea Kolmar Co. Ltd.	95	7,265
Kumho Petrochemical Co. Ltd.	117	10,863
LG Chem Ltd.	18	6,806
LG Electronics, Inc.	126	12,458
LG Household & Health Care Ltd.	18	19,981
NCSoft Corp.	4	1,669
Netmarble Games Corp., 144A*	23	4,040
Orion Corp.*	143	13,935
Ottogi Corp.	9	6,783
POSCO	34	10,576
Samsung Biologics Co. Ltd., 144A*	5	1,729
Samsung Electronics Co. Ltd.	59	140,179
Samsung SDS Co. Ltd.	36	6,713
Shinsegae, Inc.	26	7,285
SK Holdings Co. Ltd.	14	3,700
SK Hynix, Inc.	677	48,085
SK Innovation Co. Ltd.	18	3,434
S-Oil Corp.	30	3,277
ViroMed Co. Ltd.*	48	7,301
Woori Bank	467	6,865

		535,135

Switzerland — 0.8%
Novartis AG	1,091	91,810
Roche Holding AG	186	47,031
Zur Rose Group AG*	80	10,788

		149,629

Taiwan — 2.5%
Acer, Inc.*	10,000	8,096
Advanced Ceramic X Corp.	1,092	14,581
Airtac International Group	771	13,811
ASPEED Technology, Inc.	617	14,848
Bizlink Holding, Inc.	1,537	14,281
Catcher Technology Co. Ltd.	2,338	25,619
Cathay Financial Holding Co. Ltd.	1,000	1,792
Chailease Holding Co. Ltd.	4,000	11,603
China Life Insurance Co. Ltd.	3,000	3,010
Chroma ATE, Inc.	2,553	13,851
Chunghwa Precision Test Tech Co. Ltd.	239	9,141
E Ink Holdings, Inc.	9,006	14,440
E.Sun Financial Holding Co. Ltd.	5,000	3,170
Elite Material Co. Ltd.	2,922	9,921
Ennoconn Corp.	502	7,566
Formosa Petrochemical Corp.	1,000	3,868
Getac Technology Corp.	4,816	7,145
Global Unichip Corp.	463	3,941
Globalwafers Co. Ltd.	2,169	28,777
Hota Industrial Manufacturing Co. Ltd.	3,038	14,903
Hu Lane Associate, Inc.	1,357	6,932
Kingpak Technology, Inc.	1,512	14,010
Land Mark Optoelectronics Corp.	1,073	13,741

COMMON STOCKS (continued)	Shares	Value
Taiwan (continued)
Largan Precision Co. Ltd.	168	$22,551
Realtek Semiconductor Corp.	2,221	8,096
Silicon Motion Technology Corp., ADR	187	9,904
Taiwan Semiconductor Manufacturing Co. Ltd.	11,568	88,577
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	253	10,031
Uni-President Enterprises Corp.	3,000	6,644
Voltronic Power Technology Corp.	1,299	22,447
Walsin Technology Corp.	3,300	11,602
Win Semiconductors Corp.	1,684	15,915
Yageo Corp.	620	7,326

		462,140

United Kingdom — 1.1%
AstraZeneca PLC, ADR	2,325	80,678
Liberty Global PLC (Class A Stock)*	288	10,322
Liberty Global PLC (Class C Stock)*	1,585	53,636
Smith & Nephew PLC	1,370	23,705
UBM PLC	2,794	28,129

		196,470

United States — 28.1%
Abbott Laboratories	847	48,338
Acadia Healthcare Co., Inc.*	338	11,029
Advanced Micro Devices, Inc.*	1,770	18,196
Aetna, Inc.	61	11,004
Alkermes PLC*(a)	891	48,764
Allergan PLC	490	80,154
Alliance Data Systems Corp.	125	31,685
Alnylam Pharmaceuticals, Inc.*	185	23,504
Alphabet, Inc. (Class A Stock)*	172	181,185
Anthem, Inc.	150	33,752
Apple, Inc.	333	56,354
Applied Materials, Inc.	725	37,061
Arena Pharmaceuticals, Inc.*	464	15,762
Arista Networks, Inc.*	92	21,673
athenahealth, Inc.*	115	15,300
Axcelis Technologies, Inc.*	652	18,712
Baxter International, Inc.	194	12,540
Biogen, Inc.*	97	30,901
Boston Scientific Corp.*	2,862	70,949
Bristol-Myers Squibb Co.	2,105	128,994
Broadcom Ltd.	184	47,270
Callon Petroleum Co.*(a)	4,674	56,789
Cardinal Health, Inc.	420	25,733
Cavium, Inc.*	320	26,826
CBS Corp. (Class B Non-Voting Stock)	858	50,621
Celgene Corp.*	555	57,920
Centennial Resource Development, Inc. (Class A Stock)*	2,253	44,609
Cerner Corp.*	246	16,578
Charter Communications, Inc. (Class A Stock)*	184	61,817
Ciena Corp.*	397	8,309
Cigna Corp.	160	32,494
Cimarex Energy Co.	665	81,137
Cinemark Holdings, Inc.	453	15,773
Cisco Systems, Inc.	514	19,686

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Cloudera, Inc.*	830	$13,712
Comcast Corp. (Class A Stock)	5,607	224,560
Concho Resources, Inc.*	248	37,255
Continental Resources, Inc.*	722	38,244
Cray, Inc.*	200	4,839
Danaher Corp.	360	33,415
Diamondback Energy, Inc.*	1,064	134,329
Edwards Lifesciences Corp.*	209	23,556
Eli Lilly & Co.	1,112	93,920
Envision Healthcare Corp.*	329	11,370
EOG Resources, Inc.	737	79,530
EQT Corp.	1,330	75,704
Etsy, Inc.*	527	10,777
Expedia, Inc.	84	10,061
Extraction Oil & Gas, Inc.*(a)	1,628	23,297
Facebook, Inc. (Class A Stock)*	798	140,815
FleetCor Technologies, Inc.*	164	31,559
Flex Ltd.*	3,306	59,475
Global Payments, Inc.	603	60,445
GTY Technology Holdings, Inc., UTS*	1,405	14,472
Halliburton Co.	921	45,009
HCA Healthcare, Inc.*	295	25,913
HMS Holdings Corp.*	646	10,950
Hologic, Inc.*	280	11,969
Humana, Inc.	48	11,907
Incyte Corp.*	440	41,672
Integrated Device Technology, Inc.*	1,604	47,687
Intel Corp.	234	10,801
iRobot Corp.*	146	11,198
Ironwood Pharmaceuticals, Inc.*	750	11,243
Itron, Inc.*	220	15,003
Jagged Peak Energy, Inc.*(a)	4,019	63,420
Johnson & Johnson	420	58,682
KLA-Tencor Corp.	286	30,050
Laredo Petroleum, Inc.*	3,950	41,910
Liberty Media Corp.-Liberty Braves (Class A Stock)*	1,033	22,778
Liberty Media Corp.-Liberty Formula One (Class C Stock)*	857	29,275
LifePoint Health, Inc.*	135	6,722
McKesson Corp.	345	53,803
Medicines Co. (The)*	520	14,217
Medtronic PLC	1,125	90,844
Microchip Technology, Inc.	515	45,258
Micron Technology, Inc.*	1,253	51,523
Microsemi Corp.*	471	24,327
Mylan NV*	1,040	44,002
NetApp, Inc.	1,158	64,061
Netflix, Inc.*	132	25,339
New York Times Co. (The) (Class A Stock)	973	18,001
Newfield Exploration Co.*	2,107	66,434
NVIDIA Corp.	386	74,691
OraSure Technologies, Inc.*	317	5,979
Outfront Media, Inc., REIT	983	22,806
Parsley Energy, Inc. (Class A Stock)*	757	22,286
PayPal Holdings, Inc.*	451	33,203
Pioneer Natural Resources Co.	298	51,509
Plains GP Holdings LP (Class A Stock)*	870	19,097
Portola Pharmaceuticals, Inc.*	90	4,381

COMMON STOCKS (continued)	Shares	Value
United States (continued)
ProPetro Holding Corp.*	3,281	$66,145
QEP Resources, Inc.*	1,733	16,585
QUALCOMM, Inc.	1,000	64,019
Quantenna Communications, Inc.*	1,000	12,200
Regeneron Pharmaceuticals, Inc.*	149	56,018
salesforce.com, Inc.*	587	60,009
Select Energy Services, Inc. (Class A Stock)*	1,046	19,079
Sentinel Energy Services, Inc., UTS*	1,057	10,538
ServiceNow, Inc.*	441	57,502
SRC Energy, Inc.*	2,872	24,498
Stryker Corp.	330	51,097
Targa Resources Corp.	1,635	79,167
Teradyne, Inc.	1,172	49,072
Texas Instruments, Inc.	199	20,784
Thermo Fisher Scientific, Inc.	307	58,293
Twenty-First Century Fox, Inc. (Class A Stock)	2,142	73,963
Twenty-First Century Fox, Inc. (Class B Stock)	733	25,010
Ultragenyx Pharmaceutical, Inc.*	285	13,218
UnitedHealth Group, Inc.	535	117,946
Verizon Communications, Inc.	970	51,342
Vertex Pharmaceuticals, Inc.*	220	32,969
Viacom, Inc. (Class B Stock)	1,807	55,674
Visa, Inc. (Class A Stock)	360	41,047
Walgreens Boots Alliance, Inc.	360	26,143
Walt Disney Co. (The)	858	92,244
WellCare Health Plans, Inc.*	125	25,139
Workday, Inc. (Class A Stock)*	438	44,562
WPX Energy, Inc.*	3,330	46,853
Zebra Technologies Corp. (Class A Stock)*	297	30,829
Zimmer Biomet Holdings, Inc.	46	5,551

		5,118,200

TOTAL COMMON STOCKS (cost $10,164,741)		11,237,303

PREFERRED STOCKS — 0.3%
Brazil — 0.1%
Braskem SA (PRFC A)	600	7,754
Marcopolo SA (PRFC)	3,000	3,609
Randon SA Implementose Participacoes (PRFC)	1,600	3,458

		14,821

South Korea — 0.2%
Samsung Electronics Co. Ltd. (PRFC)	15	29,211

TOTAL PREFERRED STOCKS (cost $38,723)		44,032

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Units	Value
RIGHTS* — 0.0%
Taiwan — 0.0%
Bizlink Holding, Inc., expiring 01/09/18 (cost $0)	32	$71

	Shares
UNAFFILIATED EXCHANGE TRADED FUND — 0.1%
TOPIX Exchange Traded Fund (cost $15,110)	912	15,106

Interest Rate	Maturity Date	Principal Amount (000)#
SOVEREIGN BONDS — 18.4%
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
3.000%	09/20/25	AUD	261	286,476
Austria Government Bond (Austria),
Sr. Unsec’d. Notes, 144A
3.900%	07/15/20	EUR	45	59,957
Canadian Government Bond (Canada),
Bonds
3.500%	12/01/45	CAD	65	64,964
5.000%	06/01/37	CAD	15	17,128
Canadian Government Real Return Bond (Canada),
Bonds, TIPS
4.000%	12/01/31	CAD	100	168,025
Denmark Government Bond (Denmark),
Bonds
4.500%	11/15/39	DKK	130	35,373
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds, TIPS
0.100%	04/15/26	EUR	296	402,330
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, 144A
3.375%	04/15/20	EUR	40	52,228
French Republic Government Bond OAT (France),
Bonds, TIPS
1.850%	07/25/27	EUR	113	187,429
Ireland Government Bond (Ireland),
Bonds
4.500%	04/18/20	EUR	25	33,457
5.400%	03/13/25	EUR	25	40,518
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
1.500%	08/01/19	EUR	50	61,590
5.000%	09/01/40	EUR	25	39,209
Bonds, TIPS
3.100%	09/15/26	EUR	275	433,114
Sr. Unsec’d. Notes, 144A
4.750%	08/01/23	EUR	42	60,689
Japan Government Twenty Year Bond (Japan),
Sr. Unsec’d. Notes
0.600%	09/20/37	JPY	12,850	114,832
Japanese Government CPI Linked Bond (Japan),
Sr. Unsec’d. Notes, TIPS
0.100%	03/10/26	JPY	44,200	416,056

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Kingdom of Belgium Government Bond (Belgium),
Unsec’d. Notes, 144A
2.600%	06/22/24	EUR	40	$55,598
Netherlands Government Bond (Netherlands),
Bonds, 144A
2.000%	07/15/24	EUR	40	53,928
4.000%	01/15/37	EUR	15	27,395
Norway Government Bond (Norway),
Bonds, 144A
3.000%	03/14/24	NOK	580	77,763
3.750%	05/25/21	NOK	235	31,338
Spain Government Bond (Spain),
Sr. Unsec’d. Notes, 144A
4.400%	10/31/23	EUR	55	80,301
Sweden Government Bond (Sweden),
Bonds
2.500%	05/12/25	SEK	315	44,356
5.000%	12/01/20	SEK	315	44,487
Sweden Inflation Linked Bond (Sweden),
Bonds, TIPS
1.000%	06/01/25	SEK	1,095	165,308
United Kingdom Gilt (United Kingdom),
Bonds
3.750%	09/07/21	GBP	15	22,587
5.000%	03/07/25	GBP	15	25,936
Unsec’d. Notes
3.500%	01/22/45	GBP	16	29,508
United Kingdom Gilt Inflation Linked (United Kingdom),
Bonds, TIPS
0.625%	03/22/40	GBP	80	223,644

TOTAL SOVEREIGN BONDS (cost $3,270,581)				3,355,524

TOTAL LONG-TERM INVESTMENTS (cost $13,489,155)				14,652,036

			Shares
SHORT-TERM INVESTMENTS — 22.1%
AFFILIATED MUTUAL FUND — 1.9%
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $338,872; includes $338,606 of cash collateral for securities on loan)(b)(w)			338,861	338,861

UNAFFILIATED MUTUAL FUND — 19.8%
Morgan Stanley Institutional Liquidity Funds — Government Portfolio (cost $3,619,618)			3,619,618	3,619,618

OPTIONS PURCHASED~* — 0.4% (cost $166,815)				71,848

TOTAL SHORT-TERM INVESTMENTS (cost $4,125,305)				4,030,327

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Value
TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 102.5%
(cost $17,614,460)	$18,682,363

OPTIONS WRITTEN~* — (2.0)% (premiums received $365,153)	(359,635)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 100.5% (cost $17,249,307)	18,322,728
Liabilities in excess of other assets(z) — (0.5)%	(83,374)

NET ASSETS — 100.0%	$18,239,354

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $325,781; cash collateral of $338,606 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of options written, at market value:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
CBOE Volatility Index Futures	Call	02/14/18	$22.00	626	63	$32,552
iPath S&P 500 VIX Short-Term Futures	Put	01/18/19	$5.00	5	1	500
ProShares Short VIX Short-Term Futures	Put	01/19/18	$25.00	196	20	588

						$33,640

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs JPY	Call	Bank of America	01/15/19	125.00	—	1,567	$4,630

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
4- Year x 30- Year Interest Rate Swap, 04/08/51	Put	Bank of America	04/06/21	5.17%	3 Month LIBOR(Q)	5.17%(S)		570	$1,589
4- Year x 30- Year Interest Rate Swap, 04/08/51	Put	Deutsche Bank AG	04/06/21	5.17%	3 Month LIBOR(Q)	5.17%(S)		505	1,408
7- Year x 10- Year Interest Rate Swap, 04/04/34	Put	Goldman Sachs & Co.	04/02/24	4.88%	3 Month LIBOR(Q)	4.88%(S)		1,425	12,179
7- Year x 30- Year Interest Rate Swap, 04/10/54	Put	Morgan Stanley	04/08/24	3.92%	6 Month EURIBOR(S)	3.92%(A)	EUR	615	14,147
7- Year x 30- Year Interest Rate Swap, 04/10/54	Put	Goldman Sachs & Co.	04/08/24	3.92%	6 Month EURIBOR(S)	3.92%(A)	EUR	185	4,255

									$33,578

Total Options Purchased									$71,848

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
CBOE Volatility Index Futures	Call	02/14/18	$17.00	348	35	$(28,884)
iPath S&P 500 Vix Short- Term Futures	Call	01/19/18	$35.00	5	1	(320)
CBOE Volatility Index Futures	Put	01/17/18	$19.00	412	41	(329,600)

						$(358,804)

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#			Value
Currency Option USD vs JPY	Call	Bank of America	01/15/19	145.00	—		1,567		$(365)
DAX Index	Put	Goldman Sachs & Co.	01/19/18	11,750.00	1	EUR	—	(r)	(8)
iShares Biotech Fund	Put	Morgan Stanley	02/16/18	$95.00	17		—	(r)	(172)
iShares MSCI Brazil ETF	Put	Goldman Sachs & Co.	03/16/18	$32.00	4		—	(r)	(94)
SPDR S&P 500 ETF Trust	Put	Bank of America	01/19/18	$49.00	3		—	(r)	(9)
SPDR S&P 500 ETF Trust	Put	Barclays Capital Group	01/19/18	$50.00	3		—	(r)	(29)
SPDR S&P Oil & Gas ETF	Put	Barclays Capital Group	03/16/18	$31.00	5		—	(r)	(104)
SPDR S&P Retail ETF	Put	Barclays Capital Group	02/16/18	$37.50	4		—	(r)	(50)

									$(831)

Total Options Written									$(359,635)

(r)	Notional amount is less than $500 par.

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
4	5 Year Euro-Bobl	Mar. 2018	$635,366	$631,647	$(3,719)
38	5 Year U.S. Treasury Notes	Mar. 2018	4,423,225	4,414,234	(8,991)
9	10 Year Euro-Bund	Mar. 2018	1,757,053	1,745,921	(11,132)
1	10 Year Japanese Bonds	Mar. 2018	1,338,895	1,338,185	(710)
4	10 Year Mini Japanese Government Bonds	Mar. 2018	535,523	535,487	(36)
1	10 Year U.K. Gilt	Mar. 2018	169,470	168,984	(486)
8	10 Year U.S. Ultra Treasury Notes	Mar. 2018	1,073,383	1,068,500	(4,883)
7	20 Year U.S. Treasury Bonds	Mar. 2018	1,072,742	1,071,000	(1,742)
2	30 Year Euro Buxl	Mar. 2018	400,365	393,214	(7,151)
4	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	665,055	670,625	5,570
2	Amsterdam Index	Jan. 2018	264,177	261,327	(2,850)
1	ASX SPI 200 Index	Mar. 2018	117,447	117,428	(19)
2	Australian Dollar Currency	Mar. 2018	150,510	156,220	5,710
4	BIST National 30 Index	Feb. 2018	14,832	15,323	491
5	CAC40 10 Euro	Jan. 2018	323,261	318,589	(4,672)
17	Canadian Dollar Currency	Mar. 2018	1,328,380	1,358,300	29,920
12	Euro Schatz. DUA Index	Mar. 2018	1,614,609	1,612,234	(2,375)
1	Euro STOXX 50 Index	Mar. 2018	42,859	41,911	(948)
50	Euro STOXX 50 Index Dividend	Dec. 2018	736,077	761,902	25,825
2	Euro STOXX 50 Index Dividend	Dec. 2019	30,464	30,668	204
1	Euro-OAT	Mar. 2018	188,616	186,192	(2,424)

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued):
1	FTSE 100 Index	Mar. 2018	$100,154	$103,124	$2,970
1	FTSE/MIB Index	Mar. 2018	135,883	130,525	(5,358)
2	Hang Seng China Enterprises Index	Jan. 2018	147,149	150,137	2,988
2	KOSPI 200 Index	Mar. 2018	150,250	152,328	2,078
2	Mini MSCI Emerging Markets Index	Mar. 2018	112,300	116,370	4,070
3	MSCI Taiwan Stock Index	Jan. 2018	116,400	117,900	1,500
5	S&P 500 E-Mini Index	Mar. 2018	666,760	669,000	2,240
1	S&P Mid Cap 400 E-Mini Index	Mar. 2018	189,535	190,240	705
					26,775
Short Positions:
6	2 Year U.S. Treasury Notes	Mar. 2018	1,287,750	1,284,656	3,094
2	3 Year Australian Treasury Bonds	Mar. 2018	471,121	471,169	(48)
6	10 Year Australian Treasury Bonds	Mar. 2018	4,663,956	4,662,240	1,716
9	10 Year Canadian Government Bonds	Mar. 2018	976,385	965,012	11,373
9	10 Year U.S. Treasury Notes	Mar. 2018	1,118,622	1,116,422	2,200
21	British Pound Currency	Mar. 2018	1,761,244	1,779,356	(18,112)
1	CBOE Volatility Index	Feb. 2018	12,280	12,475	(195)
22	Euro Currency	Mar. 2018	3,265,213	3,320,763	(55,550)
8	Euro STOXX 50 Index Dividend	Dec. 2020	120,074	121,520	(1,446)
1	FTSE/JSE Top 40 Index	Mar. 2018	41,962	42,978	(1,016)
35	Japanese Yen Currency	Mar. 2018	3,909,500	3,899,875	9,625
1	Norwegian Krone Currency	Mar. 2018	242,330	244,840	(2,510)
1	S&P/TSX 60 Index	Mar. 2018	151,778	152,331	(553)
1	Swedish Krona Currency	Mar. 2018	238,560	245,640	(7,080)
7	Swiss Franc Currency	Mar. 2018	890,269	903,613	(13,344)
8	TOPIX Index	Mar. 2018	1,262,640	1,290,082	(27,442)

					(99,288)

					$(72,513)

Cash and foreign currency of $488,278 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/31/18	Bank of America	AUD	375	$289,450	$292,596	$3,146
Expiring 02/01/18	Deutsche Bank AG	AUD	150	115,800	117,038	1,238
Expiring 02/01/18	Deutsche Bank AG	AUD	90	69,947	70,223	276
Expiring 02/01/18	Deutsche Bank AG	AUD	40	30,496	31,210	714
Brazilian Real,
Expiring 01/03/18	Bank of America	BRL	310	93,712	93,397	(315)
Expiring 01/03/18	Citigroup Global Markets	BRL	470	142,080	141,603	(477)
Expiring 01/03/18	Deutsche Bank AG	BRL	310	93,817	93,397	(420)
Expiring 01/03/18	Deutsche Bank AG	BRL	160	49,375	48,205	(1,170)
Expiring 01/03/18	Deutsche Bank AG	BRL	155	46,856	46,699	(157)
Expiring 01/03/18	JPMorgan Chase	BRL	605	187,708	182,276	(5,432)
Expiring 02/02/18	Deutsche Bank AG	BRL	155	46,742	46,532	(210)
British Pound,
Expiring 01/31/18	Citigroup Global Markets	GBP	260	348,686	351,442	2,756
Canadian Dollar,
Expiring 01/31/18	Bank of America	CAD	205	161,483	163,169	1,686
Expiring 01/31/18	Citigroup Global Markets	CAD	40	31,806	31,838	32
Expiring 01/31/18	JPMorgan Chase	CAD	360	285,079	286,540	1,461

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Chinese Renminbi,
Expiring 03/12/18	Citigroup Global Markets	CNH	97	$14,750	$14,832	$82
Euro,
Expiring 01/04/18	Bank of America	EUR	20	24,024	24,006	(18)
Expiring 01/04/18	Citigroup Global Markets	EUR	30	36,299	36,009	(290)
Expiring 01/22/18	Citigroup Global Markets	EUR	20	23,677	24,033	356
Expiring 01/22/18	Deutsche Bank AG	EUR	90	106,682	108,150	1,468
Expiring 01/22/18	Deutsche Bank AG	EUR	20	23,683	24,034	351
Expiring 01/22/18	Deutsche Bank AG	EUR	20	23,929	24,034	105
Expiring 01/31/18	Deutsche Bank AG	EUR	20	23,871	24,047	176
Expiring 01/31/18	JPMorgan Chase	EUR	197	234,391	236,857	2,466
Hungarian Forint,
Expiring 01/31/18	JPMorgan Chase	HUF	16,570	63,191	64,099	908
Indian Rupee,
Expiring 01/31/18	Bank of America	INR	32,990	515,171	514,811	(360)
Japanese Yen,
Expiring 09/22/22	JPMorgan Chase	JPY	1,300	13,460	13,232	(228)
Mexican Peso,
Expiring 01/31/18	JPMorgan Chase	MXN	930	47,457	46,986	(471)
New Taiwanese Dollar,
Expiring 01/31/18	Bank of America	TWD	13,480	452,546	453,875	1,329
New Zealand Dollar,
Expiring 01/31/18	Citigroup Global Markets	NZD	125	87,572	88,548	976
Expiring 01/31/18	Deutsche Bank AG	NZD	190	134,235	134,594	359
Norwegian Krone,
Expiring 01/31/18	JPMorgan Chase	NOK	185	22,175	22,554	379
Polish Zloty,
Expiring 01/31/18	JPMorgan Chase	PLN	1,235	349,184	354,802	5,618
Singapore Dollar,
Expiring 01/31/18	Deutsche Bank AG	SGD	490	364,733	366,567	1,834
South African Rand,
Expiring 01/31/18	JPMorgan Chase	ZAR	1,020	79,774	81,995	2,221
Expiring 01/31/18	JPMorgan Chase	ZAR	770	60,689	61,898	1,209
Expiring 03/20/18	Citigroup Global Markets	ZAR	1,030	82,684	82,253	(431)
South Korean Won,
Expiring 01/31/18	Deutsche Bank AG	KRW	193,840	179,873	181,168	1,295
Swedish Krona,
Expiring 01/17/18	Deutsche Bank AG	SEK	510	60,157	62,248	2,091
Expiring 01/31/18	JPMorgan Chase	SEK	400	48,578	48,865	287

				$5,065,822	$5,090,662	24,840

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 02/01/18	Bank of America	AUD	70	$53,380	$54,618	$(1,238)
Expiring 02/01/18	Deutsche Bank AG	AUD	150	112,835	117,038	(4,203)
Expiring 02/01/18	Deutsche Bank AG	AUD	90	67,965	70,223	(2,258)
Expiring 02/01/18	Deutsche Bank AG	AUD	80	62,531	62,420	111
Expiring 02/01/18	Deutsche Bank AG	AUD	70	53,206	54,618	(1,412)
Expiring 02/01/18	Deutsche Bank AG	AUD	70	53,117	54,617	(1,500)
Expiring 02/01/18	Deutsche Bank AG	AUD	50	38,341	39,013	(672)
Expiring 02/01/18	Deutsche Bank AG	AUD	30	23,079	23,407	(328)
Brazilian Real,
Expiring 01/03/18	Bank of America	BRL	220	65,790	66,282	(492)
Expiring 01/03/18	Bank of America	BRL	90	27,196	27,115	81
Expiring 01/03/18	Citigroup Global Markets	BRL	470	142,360	141,603	757

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Brazilian Real (continued.),
Expiring 01/03/18	Deutsche Bank AG	BRL	220	$66,505	$66,282	$223
Expiring 01/03/18	Deutsche Bank AG	BRL	180	54,414	54,231	183
Expiring 01/03/18	Deutsche Bank AG	BRL	155	46,909	46,699	210
Expiring 01/03/18	Deutsche Bank AG	BRL	70	21,538	21,090	448
Expiring 01/03/18	JPMorgan Chase	BRL	250	75,574	75,320	254
Expiring 01/03/18	JPMorgan Chase	BRL	155	46,856	46,699	157
Expiring 01/03/18	JPMorgan Chase	BRL	130	39,299	39,167	132
Expiring 01/03/18	JPMorgan Chase	BRL	70	21,718	21,090	628
Expiring 02/02/18	Deutsche Bank AG	BRL	310	93,483	93,063	420
British Pound,
Expiring 01/31/18	Citigroup Global Markets	GBP	15	20,117	20,276	(159)
Canadian Dollar,
Expiring 01/31/18	Bank of America	CAD	200	157,544	159,189	(1,645)
Chinese Renminbi,
Expiring 03/12/18	Citigroup Global Markets	CNH	97	14,546	14,832	(286)
Euro,
Expiring 01/04/18	Deutsche Bank AG	EUR	30	35,418	36,009	(591)
Expiring 01/04/18	Deutsche Bank AG	EUR	20	23,830	24,006	(176)
Expiring 01/22/18	JPMorgan Chase	EUR	20	23,635	24,033	(398)
Expiring 01/22/18	JPMorgan Chase	EUR	20	23,590	24,033	(443)
Expiring 01/22/18	JPMorgan Chase	EUR	20	23,280	24,034	(754)
Expiring 01/31/18	JPMorgan Chase	EUR	50	59,490	60,116	(626)
Hungarian Forint,
Expiring 01/31/18	JPMorgan Chase	HUF	31,645	120,681	122,416	(1,735)
Japanese Yen,
Expiring 01/31/18	Citigroup Global Markets	JPY	41,875	370,592	372,258	(1,666)
Expiring 09/22/22	JPMorgan Chase	JPY	1,300	13,460	13,232	228
Mexican Peso,
Expiring 01/31/18	JPMorgan Chase	MXN	2,055	104,864	103,824	1,040
New Taiwanese Dollar,
Expiring 01/31/18	Bank of America	TWD	1,495	50,190	50,337	(147)
Expiring 01/31/18	Citigroup Global Markets	TWD	580	19,437	19,529	(92)
New Zealand Dollar,
Expiring 01/31/18	Citigroup Global Markets	NZD	445	311,756	315,231	(3,475)
Norwegian Krone,
Expiring 01/31/18	JPMorgan Chase	NOK	1,255	150,434	153,005	(2,571)
Polish Zloty,
Expiring 01/31/18	JPMorgan Chase	PLN	195	55,134	56,021	(887)
Singapore Dollar,
Expiring 01/31/18	Deutsche Bank AG	SGD	70	52,105	52,367	(262)
South African Rand,
Expiring 01/31/18	JPMorgan Chase	ZAR	2,740	214,295	220,262	(5,967)
Expiring 03/20/18	Citigroup Global Markets	ZAR	1,030	74,313	82,253	(7,940)
South Korean Won,
Expiring 01/31/18	Deutsche Bank AG	KRW	55,150	51,176	51,545	(369)
Swedish Krona,
Expiring 01/17/18	Bank of America	SEK	90	10,774	10,985	(211)
Expiring 01/17/18	Citigroup Global Markets	SEK	420	49,942	51,263	(1,321)
Expiring 01/17/18	Deutsche Bank AG	SEK	300	35,621	36,616	(995)
Expiring 01/31/18	JPMorgan Chase	SEK	575	68,907	70,243	(1,336)
Swiss Franc,
Expiring 01/31/18	Bank of America	CHF	105	106,498	108,014	(1,516)

				$3,407,725	$3,450,524	(42,799)

						$(17,959)

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency	$39,691	$(57,650)	$(17,959)

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Republic of South Africa	12/20/22	1.000%(Q)	115	1.563%	$(2,951)	$(3,900)	$949	Morgan Stanley
United Mexican States	12/20/22	1.000%(Q)	110	1.060%	(268)	45	(313)	Morgan Stanley

					$(3,219)	$(3,855)	$636

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.EM.28.21	12/20/22	1.000%(Q)		130	$(5,065)	$(1,134)	$3,931
CDX.NA.HY.29	12/20/22	5.000%(Q)		1,063	84,617	89,812	5,195
CDX.NA.IG.29.21	12/20/22	1.000%(Q)		1,259	25,461	30,441	4,980
iTraxx Europe Crossover S28.V1	12/20/22	5.000%(Q)	EUR	250	35,582	37,057	1,475
iTraxx Europe S28.V1	12/20/22	1.000%(Q)	EUR	1,095	28,564	36,106	7,542

					$169,159	$192,282	$23,123

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
iTraxx Europe Senior Financial S28.V1	12/20/22	1.000%(Q)	EUR	782	$26,333	$20,386	$5,947	Citigroup Global Markets
iTraxx Europe Senior Financial S28.V1	12/20/22	1.000%(Q)	EUR	80	2,693	1,989	704	Citigroup Global Markets

					$29,026	$22,375	$6,651

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Cash of $135,242 has been segregated with Morgan Stanley to cover requirements for open centrally cleared swap contracts at December 31, 2017.

Total return swap agreements outstanding at December 31, 2017:

Counterparty	Termination Date	Long(Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Bank of America	6/29/18		698	Pay monthly payments based on 1 Month LIBOR -25bps and receive monthly variable payments based on Powershares DB Agriculture Fund	$(496)	$—	$(496)
Bank of America	6/29/18		754	Pay monthly payments based on 1 Month LIBOR -25bps and receive monthly variable payments based on Powershares DB Base Metal Fund	(634)	—	(634)
Bank of America	6/29/18		624	Pay monthly payments based on 1 Month LIBOR -25bps and receive monthly variable payments based on Powershares DB Energy Fund	(434)	—	(434)
Bank of America	6/29/18		735	Pay monthly payments based on 1 Month LIBOR -25bps and receive monthly variable payments based on Powershares DB Precious Metals Fund	(646)	—	(646)
Bank of America	12/31/18	HKD	(369)	Receive monthly payments based on 1 Month HIBOR -10bps and pay monthly variable payments based on the market fluctuation of the MSCI China Health Care Index	(4)	—	(4)
Bank of America	12/28/18		(42)	Receive monthly payments based on 1 Month LIBOR +10bps and pay monthly variable payments based on the market fluctuation of the MSCI Korea Consumer Staples Gross Total Return USD Index	(260)	—	(260)
Bank of America	11/30/18		(73)	Receive monthly payments based on 1 Month LIBOR +20bps and pay monthly variable payments based on the market fluctuation of the MSCI Korea Information Technology Gross Total Return USD Index	1,187	—	1,187
Bank of America	12/28/18		(43)	Receive monthly payments based on 1 Month LIBOR +25bps and pay monthly variable payments based on the market fluctuation of the MSCI Korea Consumer Discretionary Gross Total Return USD Index	(1,793)	—	(1,793)

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty	Termination Date	Long(Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Bank of America	4/30/18		(1,956)	Receive monthly payments based on 1 Month LIBOR +25bps and pay monthly variable payments based on the market fluctuation of the S&P North American Technology Sector Index	$1,760	$—	$1,760
Bank of America	6/29/18		(486)	Receive monthly payments based on 1 Month LIBOR +34bps and pay monthly variable payments based on the market fluctuation of the S&P 500 Energy Sector Total Return Index	417	—	417
Bank of America	6/29/18		(20)	Receive monthly payments based on 1 Month LIBOR +34bps and pay monthly variable payments based on the market fluctuation of the S&P North American Technology Sector Index	12	—	12
Bank of America	11/30/18		(10)	Receive monthly payments based on 1 Month LIBOR +40.5bps and pay monthly variable payments based on the market fluctuation of S&P 500 Energy Sector Total Return Index	(1)	—	(1)
Bank of America	11/30/18		(30)	Receive monthly payments based on 1 Month LIBOR +44bps and pay monthly variable payments based on the market fluctuation of the S&P North American Technology Sector Total Return Index	(4)	—	(4)
Bank of America	11/30/18		(44)	Receive monthly payments based on 1 Month LIBOR -30bps and pay monthly variable payments based on the market fluctuation of the MSCI Korea Health Care Gross Total Return USD Index	33	—	33
Bank of America	6/29/18		(95)	Receive monthly payments based on 1 Month LIBOR and pay monthly variable payments based on the market fluctuation of the S&P 500 Energy Sector Total Return Index	(3)	—	(3)
Bank of America	9/28/18	HKD	(219)	Receive monthly payments based on the 1 Month HIBOR +25bps and pay monthly variable payments based on the market fluctuation of the MSCI China Consumer Discretionary Index	17	—	17
Bank of America	12/31/18	HKD	(572)	Receive monthly payments based on the 1 Month HIBOR +25bps and pay monthly variable payments based on the market fluctuation of the MSCI China Consumer Discretionary Index	(7)	—	(7)

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty	Termination Date	Long(Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Bank of America	12/31/18	HKD	(614)	Receive monthly payments based on the 1 Month HIBOR -10bps and pay monthly variable payments based on the market fluctuation of the MSCI China Health Care Index	$(7)	$—	$(7)
Bank of America	11/30/18		(2)	Receive monthly payments based on the 1 Month LIBOR -140bps and pay monthly variable payments based on the market fluctuation of iPath S&P 500 VIX Short-Term Futures ETN	—	—	—
Bank of America	10/31/18		(1)	Receive monthly payments based on the 1 Month LIBOR -148bps and pay monthly variable payments based on the market fluctuation of iPath S&P 500 VIX Short-Term Futures ETN	81	—	81
Bank of America	10/31/18		(2)	Receive monthly payments based on the 1 Month LIBOR -148bps and pay monthly variable payments based on the market fluctuation of iPath S&P 500 VIX Short-Term Futures ETN	2	—	2
Bank of America	12/31/18		(47)	Receive monthly payments based on the 1 Month LIBOR -30bps and pay monthly variable payments based on the market fluctuation of MSCI Korean Health Care Gross Total Return USD Index	(5)	—	(5)
Bank of America	4/30/18		96	Receive monthly variable payments based on the market fluctuation of Bof AML VolRyder Index	(11)	—	(11)
Barclays Capital Group	1/05/18		(589)	Pay monthly payments based on 1 Month LIBOR +122bps and receive monthly variable payments based on the market fluctuation of the S&P 500 Materials Sector Total Return Index	(563)	—	(563)
Barclays Capital Group	1/05/18		(469)	Receive monthly payments based on 1 Month LIBOR +120bps and pay monthly variable payments based on the market fluctuation of S&P 500 Energy Sector Return Index	(438)	—	(438)
Barclays Capital Group	1/05/18		(329)	Receive monthly payments based on 1 Month LIBOR +117bps and pay monthly variable payments based on the market fluctuation of the S&P 500 Industrials Total Return Index	(311)	—	(311)
Barclays Capital Group	1/05/18		(195)	Receive monthly payments based on 1 Month LIBOR +124bps and pay monthly variable payments based on the market fluctuation of S&P Consumer Staples Sector Total Return Index	(187)	—	(187)

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty	Termination Date	Long(Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Barclays Capital Group	11/30/18	HKD	(558)	Receive monthly payments based on the 1 Month HIBOR and pay monthly variable payments based on the market fluctuation of the MSCI China/Utilities GICS Index	$1,611	$—	$1,611
Barclays Capital Group	1/05/18		195	Receive monthly payments based on the market fluctuation of S&P 500 Consumer Staples Sector Total Return Index and pay monthly variable payments based on 1 Month LIBOR +130bps	(188)	—	(188)
Barclays Capital Group	1/05/18		462	Receive monthly payments based on the market fluctuation of S&P 500 Information Technology Sector Index and pay monthly variable payments based on 1 Month LIBOR +137bps	(441)	—	(441)
Barclays Capital Group	1/05/18		580	Receive monthly payments based on the market fluctuation of S&P 500 Financial Sector Index and pay monthly variable payments based on 1 Month LIBOR +133bps	(562)	—	(562)
Barclays Capital Group	1/05/18		323	Receive monthly payments based on the market fluctuation of S&P 500 Healthcare Sector Index and pay monthly variable payments based on 1 Month LIBOR +138bps	(313)	—	(313)
Barclays Capital Group	4/20/18		40	Receive monthly payments on the fixed rate of 0.50% and pay monthly variable payments based on the market fluctuation of Barclays Volscore Delta Hedged Straddle Strategy Excess Return Index	(5)	—	(5)
Barclays Capital Group	6/29/18		125	Receive monthly variable payments based on the market fluctuation of Barclays QMA US Excess Return Index and pay monthly payments on the fixed rate of 0.0105%	(108)	—	(108)
Barclays Capital Group	6/29/18		160	Receive monthly variable payments based on the market fluctuation of Barclays QMA US Excess Return Index and pay monthly payments on the fixed rate of 1.05%	(213)	—	(213)
Barclays Capital Group	6/29/18		72	Receive monthly variable payments based on the market fluctuation of Barclays QMA US Excess Return Index and pay monthly payments on the fixed rate of 1.05%	(8)	—	(8)

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Barclays Capital Group	4/20/18	104	Receive monthly variable payments based on the market fluctuation of Barclays Volscore Delta Hedged Straddle Strategy Excess Return Index and pay monthly payments on the fixed rate of 0.50%	$(88)	$—	$(88)
BNP Paribas	6/29/18	(31)	Receive monthly payments based on 1 Month LIBOR +30bps and pay monthly variable payments based on the market fluctuation of the MSCI AC Asia Pac Information Technology Gross Total Return USD Index	(4)	—	(4)
BNP Paribas	6/29/18	(1,521)	Receive monthly payments based on 1 Month LIBOR +30bps and pay monthly variable payments based on the market fluctuation of the MSCI AC Asia Pac Information Technology Gross Total Return USD Index	1,653	—	1,653
Citigroup Global Markets	9/28/18	409	Pay monthly payments based on 1 Month LIBOR +95bps and receive monthly variable payments based on the market fluctuation of the Citi Merger & Acquisition US Total	(4,854)	—	(4,854)
Citigroup Global Markets	8/31/18	(1,088)	Return Index Receive monthly payments based on 1 Month LIBOR and pay monthly variable payments based on the market fluctuation of the S&P 500 Energy Sector Total Return Index	(136)	—	(136)
Citigroup Global Markets	11/30/18	(115)	Receive monthly payments based on 1 Month LIBOR +37bps and pay monthly variable payments based on the market fluctuation of the S&P 500 Energy Sector Total Return Index	2,196	—	2,196
Deutsche Bank AG	6/29/18	(433)	Receive monthly payments based on the 1 Month LIBOR +39bps and pay monthly variable payments based on the market fluctuation of MSCI Daily Total Return World Gross Health USD	373	—	373
Deutsche Bank AG	9/28/18	(1)	Receive monthly payments based on the 1 Month LIBOR -250bps and pay monthly variable payments based on the market fluctuation of iPath S&P 500 VIX Short-Term Futures ETN	—	—	—
Deutsche Bank AG	4/30/18	173	Receive monthly variable payments based on the market fluctuation of Deutsche Bank Custom Volatility Portfolio 001	(149)	—	(149)
Deutsche Bank AG	4/30/18	142	Receive monthly variable payments based on the market fluctuation of Deutsche Bank Custom Volatility Portfolio 001	(56)	—	(56)

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty	Termination Date	Long(Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Goldman Sachs & Co.	10/31/18		3	Pay or receive monthly payments based on the market fluctuation of Goldman Sachs Dynamic Gamma US Series 33 Excess Return Strategy	$(3)	$—	$(3)
Goldman Sachs & Co.	10/31/18		7	Pay or receive monthly payments based on the market fluctuation of Goldman Sachs Volatility Carry US Series 71 Excess Return Strategy	(6)	—	(6)
Goldman Sachs & Co.	11/30/18	HKD	(545)	Receive monthly payments based on 1 Month HIBOR +15bps and pay monthly variable payments based on the market fluctuation of the MSCI China Information Technology Index	(7)	—	(7)
Goldman Sachs & Co.	10/31/18	HKD	(265)	Receive monthly payments based on 1 Month HIBOR +20bps and pay monthly variable payments based on the market fluctuation of the MSCI China Information Technology Index	22	—	22
Goldman Sachs & Co.	10/31/18	HKD	(333)	Receive monthly payments based on 1 Month HIBOR -12bps and pay monthly variable payments based on the market fluctuation of the MSCI China Automobiles & Components Index	92	—	92
Goldman Sachs & Co.	12/31/18	HKD	(329)	Receive monthly payments based on 1 Month HIBOR -12bps and pay monthly variable payments based on the market fluctuation of the MSCI China Automobiles & Components Index	808	—	808
Goldman Sachs & Co.	12/31/18	HKD	(541)	Receive monthly payments based on 1 Month HIBOR -12bps and pay monthly variable payments based on the market fluctuation of the MSCI China Automobiles & Components Index	1,326	—	1,326
Goldman Sachs & Co.	12/31/18	HKD	(341)	Receive monthly payments based on 1 Month HIBOR -150bps and pay monthly variable payments based on the market fluctuation of the MSCI China Real Estate Index	(124)	—	(124)
Goldman Sachs & Co.	12/31/18	HKD	(330)	Receive monthly payments based on 1 Month HIBOR -15bps and pay monthly variable payments based on the market fluctuation of the MSCI China Information Technology Index	(4)	—	(4)
Goldman Sachs & Co.	8/20/18	HKD	(272)	Receive monthly payments based on 1 Month HIBOR -70bps and pay monthly variable payments based on the market fluctuation of Maxi-Cube Ltd.	(681)	—	(681)

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty	Termination Date	Long(Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Goldman Sachs & Co.	10/31/18	HKD	(292)	Receive monthly payments based on 1 Month HIBOR -75bps and pay monthly variable payments based on the market fluctuation of MSCI China Real Estate Index	$(80)	$—	$(80)
Goldman Sachs & Co.	6/29/18		(1,158)	Receive monthly payments based on 1 Month LIBOR +23bps and pay monthly variable payments based on the market fluctuation of the MSCI World Media Gross Total Return Index	962	—	962
Goldman Sachs & Co.	12/31/18	HKD	(603)	Receive monthly payments based on 1 Month LIBOR -150bps and pay monthly variable payments based on the market fluctuation of the MSCI China Real Estate Index	(219)	—	(219)
Goldman Sachs & Co.	11/30/18	HKD	(265)	Receive monthly payments based on the1 Month HIBOR -6bps and pay monthly variable payments based on the market fluctuation of the MSCI China /Energy Index	19	—	19
Goldman Sachs & Co.	4/30/18		(1,728)	Receive monthly payments based on the 1 Month LIBOR +45bps and pay monthly variable payments based on the market fluctuation of MSCI Daily Total Return World Gross Health Care USD	1,880	—	1,880
Goldman Sachs & Co.	6/21/18		(70)	Receive monthly payments based on the 1 Month LIBOR and pay monthly variable payments based on the market fluctuation of MSCI Brazil Net Total Return USD Index	(1,017)	—	(1,017)
Goldman Sachs & Co.	8/31/18		14	Receive monthly variable payments based on the market fluctuation of Goldman Sachs Volatility Carry US Series 71 Excess Return Strategy Index	(12)	—	(12)
JPMorgan Chase	2/08/18		111	Pay or receive monthly amounts based on market value fluctuation of J.P. Morgan US QES Momentum Index	(6)	—	(6)
JPMorgan Chase	2/08/18		310	Pay or receive monthly amounts based on market value fluctuation of J.P. Morgan US QES Momentum Index (2)	(17)	—	(17)
JPMorgan Chase	2/28/18		114	Receive monthly variable payments based on the market fluctuation of J.P. Morgan US QES Momentum and pay monthly payments on the fixed rate of -0.25%	(95)	—	(95)
JPMorgan Chase	2/28/18		49	Receive monthly variable payments based on the market fluctuation of J.P. Morgan US Volatility QES Short and pay monthly payments on the fixed rate of -0.25%	(41)	—	(41)

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Total return swap agreements outstanding at December 31, 2017 (continued):

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Morgan Stanley	9/28/18	342	Receive monthly variable payments based on the market fluctuation of Morgan Stanley Dynamic Skew Index and pay monthly payments on the fixed rate of 0.70%	$(180)	$—	$(180)
Morgan Stanley	7/31/18	250	Receive monthly variable payments based on the market fluctuation of Morgan Stanley Systematic Dispersion Index and pay monthly payments on the fixed rate of 0.40%	(63)	—	(63)

				$(1,033)	$—	$(1,033)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(2)	The value of the JPMorgan US QES Momentum Index is derived from E-mini S&P 500 futures. The allocation was 0% at December 31, 2017.

The following table represents the individual positions and related values of underlying securities of Citi Merger & Acquisition US Total Return Index total return swap with Citigroup Global Markets, as of December 31, 2017, termination date 09/28/18:

Cash/Cash Equivalent:

Description	Value	% of Total Index Value
USD Currency	$56,614	2.81%

Common Stocks:

Reference Equity	Shares	Market Value	% of Total Index Value
Aetna, Inc.	591	$106,525	5.29%
Twenty-First Century Fox, Inc.	3,016	104,130	5.17%
CR Bard, Inc.	298	98,773	4.90%
Rockwell Collins, Inc.	709	96,202	4.77%
Scripps Networks Interactive	885	75,602	3.75%
Orbital ATK, Inc.	509	66,903	3.32%
CalAtlantic Group Inc.	1,096	61,790	3.07%
Cavium, Inc.	728	61,015	3.03%
Calpine Corp.	3,979	60,206	2.99%
Snyder’s-Lance, Inc.	1,153	57,736	2.86%
WGL Holdings, Inc.	654	56,107	2.78%
Acorn, Inc.	1,696	54,660	2.71%
Tribune Media Co.	1,245	52,865	2.62%
Regal Entertainment Group	2,276	52,380	2.60%
Avista Corp.	989	50,910	2.53%
Buffalo Wild Wings, Inc.	294	45,946	2.28%
Straight Path Communications	249	45,285	2.25%
Pinnacle Entertainment, Inc.	1,277	41,792	2.07%
Time, Inc.	2,259	41,688	2.07%
HSN, Inc.	1,027	41,425	2.06%
Chicago Bridge & Iron Co. NV	2,546	41,092	2.04%
BroadSoft, Inc.	748	41,091	2.04%
Dynegy, Inc.	3,372	39,953	1.98%
Bob Evans Farms, Inc.	503	39,649	1.97%
NxStage Medical, Inc.	1,610	39,001	1.94%
General Cable Corp.	1,315	38,917	1.93%

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Common Stocks (continued):

Reference Equity	Shares	Market Value	% of Total Index Value
Barracuda Networks, Inc.	1,415	$38,900	1.93%
General Communication Inc.	944	36,825	1.83%
Deltic Timber Corp.	402	36,770	1.82%
Calgon Carbon Corp.	1,644	35,012	1.74%
MainSource Financial Group	906	32,912	1.63%
Amplify Snack Brands, Inc.	2,738	32,884	1.63%
Itron Networked Solutions	2,016	32,735	1.62%
Capella Education Co.	418	32,334	1.60%
IXYS Corp.	1,315	31,492	1.56%
Almost Family, Inc.	559	30,963	1.54%
MoneyGram International	2,313	30,484	1.51%
Entellus Medical, Inc.	1,191	29,038	1.44%
Xcerra Corp.	2,820	27,607	1.37%
Bonanza Creek Energy, Inc.	974	26,871	1.33%

		$1,966,470

Securities Sold Short:

Reference Equity	Shares	Market Value	% of Total Index Value
CR Bard Inc.	(5)	$(1,584)	(0.08)%
Cavium Inc.	(12)	(1,036)	(0.05)%
Aetna Inc.	(5)	(872)	(0.04)%
Deltic Timber Corp.	(9)	(833)	(0.04)%
Capella Education Co.	(9)	(728)	(0.04)%
CalAtlantic Group Inc.	(13)	(710)	(0.04)%
MainSource Financial Group	(11)	(398)	(0.02)%
Twenty-First Century Fox, Inc.	(10)	(334)	(0.02)%
Chicago Bridge & Iron Co NV	(18)	(296)	(0.01)%

		$(6,791)

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Systematic Dispersion Index total return swap with Morgan Stanley, as of December 31, 2017, termination date 07/31/18:

Future Contract:

Long Position:

Reference Equity	No. of Contracts	Expiration Date	Market Value	% of Total Index Value
S&P E-mini futures	54	Mar. 2018	$6,122,153	291.66%

Cash/Cash Equivalent:

Description	Value	% of Total Index Value
USD Currency	$(1,356,305)	(64.61)%

Securities Sold Short:

Reference Equity	Shares	Market Value	% of Total Index Value
Microsoft Corp.	(2,615)	$(223,726)	(10.66)%
Amazon.com, Inc.	(132)	(154,488)	(7.36)%
JPMorgan Chase & Co.	(1,297)	(138,729)	(6.61)%
Berkshire Hathaway, Inc.	(648)	(128,436)	(6.12)%
Apple, Inc.	(749)	(126,771)	(6.04)%
Wells Fargo & Co.	(2,004)	(121,585)	(5.79)%
Home Depot Inc. (The)	(577)	(109,363)	(5.21)%

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Securities Sold Short (continued):

Reference Equity	Shares	Market Value	% of Total Index Value
Bank of America Corp.	(3,618)	$(106,800)	(5.09)%
Exxon Mobil Corp.	(1,160)	(97,063)	(4.62)%
Johnson & Johnson	(684)	(95,621)	(4.56)%
Chevron Corp.	(723)	(90,524)	(4.31)%
Alphabet, Inc.	(86)	(89,511)	(4.26)%
Alphabet, Inc.	(79)	(82,969)	(3.95)%
Verizon Communications, Inc.	(1,529)	(80,918)	(3.85)%
Intel Corp.	(1,735)	(80,082)	(3.82)%
Cisco Systems, Inc.	(1,975)	(75,645)	(3.60)%
Boeing Co. (The)	(249)	(73,505)	(3.50)%
UnitedHealth Group, Inc.	(314)	(69,236)	(3.30)%
AT&T, Inc.	(1,592)	(61,913)	(2.95)%
Walmart, Inc.	(602)	(59,464)	(2.83)%
Visa, Inc.	(519)	(59,120)	(2.82)%
3M Co.	(235)	(55,373)	(2.64)%
PepsiCo., Inc.	(438)	(52,581)	(2.50)%
AbbVie, Inc.	(537)	(51,941)	(2.47)%
MasterCard, Inc.	(336)	(50,865)	(2.42)%
Altria Group, Inc.	(705)	(50,365)	(2.40)%
Pfizer, Inc.	(1,379)	(49,939)	(2.38)%
McDonald’s Corp.	(248)	(42,659)	(2.03)%
Walt Disney Co. (The)	(389)	(41,836)	(1.99)%
Honeywell International Inc.	(256)	(39,317)	(1.87)%
Citigroup, Inc.	(496)	(36,888)	(1.76)%
Facebook, Inc.	(195)	(34,386)	(1.64)%
Comcast Corp.	(742)	(29,710)	(1.42)%
International Business Machines Corp.	(193)	(29,632)	(1.41)%
Procter & Gamble Co. (The)	(219)	(20,130)	(1.12)%
Coca-Cola Co. (The)	(422)	(19,362)	(0.98)%
Union Pacific Corp.	(117)	(15,671)	(0.96)%
DowDuPont, Inc.	(217)	(15,423)	(0.92)%
Abbott Laboratories	(222)	(12,690)	(0.89)%

		(2,774,237)

Options Written:

Reference Equity	Call/ Put	Expiration	Strike	Contracts	Value	% of Total Index Value
SPX Index	Call	3/16/2018	$2,650	4	$(23,525)	(1.12)%
SPX Index	Call	1/19/2018	$2,500	1	(20,663)	(0.98)%
SPX Index	Call	1/19/2018	$2,600	2	(18,682)	(0.89)%
SPX Index	Call	1/19/2018	$2,550	1	(18,214)	(0.87)%
SPX Index	Call	1/19/2018	$2,525	1	(17,384)	(0.83)%
SPX Index	Call	1/19/2018	$2,625	3	(16,762)	(0.80)%
SPX Index	Call	6/15/2018	$2,675	2	(14,272)	(0.68)%
SPX Index	Call	3/16/2018	$2,725	7	(13,516)	(0.64)%
SPX Index	Call	3/16/2018	$2,625	2	(13,407)	(0.64)%

					(156,425)

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Securities Sold Short (continued):

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Dynamic Skew Index total return swap with Morgan Stanley, as of December 31, 2017, termination date 09/28/18:

Cash/Cash Equivalent:

Description	Value	% of Total Index Value
USD Currency	$3,073,000	166.30%

Future Contract:

Short Position:

Reference Equity	No. of Contracts	Expiration Date	Market Value	% of Total Index Value
S&P E-mini futures	9	Mar. 2018	$(1,222,708)	(66.17)%

Options Purchased:

Reference Equity	Call/ Put	Expiration	Strike	Contracts	Value	% of Total Index Value
SPX Index	Call	1/19/2018	$2,685	6	$9,013	0.49%

Options Written:

Reference Equity	Call/ Put	Expiration	Strike	Contracts	Value	% of Total Index Value
SPX Index	Put	1/19/2018	$2,535	35	$(11,481)	(0.62)%

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$22,420	$(3,900)	$22,051	$(15,797)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$15,733	$—	$—
Austria	—	18,571	—
Belgium	—	29,338	—
Bermuda	61,275	—	—
Brazil	122,161	—	—
Canada	99,803	—	—
China	199,715	633,647	—
Colombia	16,825	—	—
Denmark	3,876	20,039	—
France	—	148,375	—
Germany	—	8,532	—
Greece	—	7,358	—
Hong Kong	16,520	104,124	—
Ireland	—	33,363	—
Israel	56,242	—	—
Japan	—	2,646,802	—
Jordan	—	3,193	—
Macau	—	7,701	—

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Options Purchased (continued):

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Malaysia	$—	$22,719	$—
Mexico	38,770	—	—
Netherlands	26,247	33,154	—
New Zealand	—	7,997	—
Peru	14,710	—	—
Philippines	—	94,603	—
Poland	—	51,561	—
Russia	60,170	—	—
Singapore	—	13,865	—
South Africa	—	158,740	—
South Korea	—	535,135	—
Switzerland	—	149,629	—
Taiwan	19,935	442,205	—
United Kingdom	144,636	51,834	—
United States	5,118,200	—	—
Preferred Stocks
Brazil	14,821	—	—
South Korea	—	29,211	—
Rights
Taiwan	—	71	—
Unaffiliated Exchange Traded Fund	—	15,106	—
Sovereign Bonds	—	3,355,524	—
Affiliated Mutual Fund	338,861	—	—
Unaffiliated Mutual Fund	3,619,618	—	—
Options Purchased	33,640	38,208	—
Options Written	(358,804)	(831)	—
Other Financial Instruments*
Futures Contracts	(72,513)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(17,959)	—
Centrally Cleared Credit Default Swap Agreements	—	23,123	—
OTC Credit Default Swap Agreements	—	25,807	—
OTC Total Return Swap Agreements	—	(1,033)	—

Total	$9,590,441	$8,689,712	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Unaffiliated Mutual Fund	19.8%
Sovereign Bonds	18.4
Oil, Gas & Consumable Fuels	6.5
Semiconductors & Semiconductor Equipment	6.3
Media	5.9
Pharmaceuticals	5.1
Internet Software & Services	4.0
Electronic Equipment, Instruments & Components	2.7
Health Care Equipment & Supplies	2.4
Health Care Providers & Services	2.3
Biotechnology	2.1
Software	2.0
Technology Hardware, Storage & Peripherals	1.9
Affiliated Mutual Fund (1.9% represents investments purchased with collateral from securities on loan)	1.9

Banks	1.7%
Insurance	1.5
IT Services	1.5
Machinery	1.3
Construction & Engineering	1.0
Chemicals	1.0
Household Durables	0.9
Auto Components	0.9
Diversified Telecommunication Services	0.8
Energy Equipment & Services	0.7
Food & Staples Retailing	0.7
Automobiles	0.6
Metals & Mining	0.6
Specialty Retail	0.5
Beverages	0.5
Communications Equipment	0.4
Life Sciences Tools & Services	0.4
Diversified Financial Services	0.4
Options Purchased	0.4
Airlines	0.4

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry table (con’t)
Food Products	0.4%
Trading Companies & Distributors	0.3
Equity Real Estate Investment Trusts (REITs)	0.3
Real Estate Management & Development	0.3
Electrical Equipment	0.3
Internet & Direct Marketing Retail	0.3
Wireless Telecommunication Services	0.3
Hotels, Restaurants & Leisure	0.3
Personal Products	0.3
Industrial Conglomerates	0.2
Health Care Technology	0.2
Tobacco	0.2
Transportation Infrastructure	0.2
Professional Services	0.2
Road & Rail	0.2
Diversified Consumer Services	0.2
Paper & Forest Products	0.1
Building Products	0.1
Commercial Services & Supplies	0.1

Textiles, Apparel & Luxury Goods	0.1%
Distributors	0.1
Unaffiliated Exchange Traded Fund	0.1
Capital Markets	0.1
Multiline Retail	0.1
Aerospace & Defense	0.0	*
Construction Materials	0.0	*
Air Freight & Logistics	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Electric Utilities	0.0	*
Gas Utilities	0.0	*
Water Utilities	0.0	*

	102.5
Options Written	(2.0)
Other assets in excess of liabilities	(0.5)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity contracts	—	$—		Unrealized depreciation on OTC swap agreements	$2,210
Credit contracts	Due from/to broker — variation margin swaps	23,123	*	—	—
Credit contracts	Premiums paid for OTC swap agreements	22,420		Premiums received for OTC swap agreements	3,900
Credit contracts	Unrealized appreciation on OTC swap agreements	7,600		Unrealized depreciation on OTC swap agreements	313
Equity contracts	Due from/to broker — variation margin futures	43,071	*	Due from/to broker — variation margin futures	44,499	*
Equity contracts	Unaffiliated investments	33,711		Options written outstanding, at value	359,270
Equity contracts	Unrealized appreciation on OTC swap agreements	14,451		Unrealized depreciation on OTC swap agreements	13,274
Foreign exchange contracts	Due from/to broker — variation margin futures	45,255	*	Due from/to broker — variation margin futures	96,596	*
Foreign exchange contracts	Unaffiliated investments	4,630		Options written outstanding, at value	365
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	39,691		Unrealized depreciation on OTC forward foreign currency exchange contracts	57,650
Interest rate contracts	Due from/to broker — variation margin futures	23,953	*	Due from/to broker — variation margin futures	43,697	*
Interest rate contracts	Unaffiliated investments	33,578		—	—

Total		$291,483			$621,774

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$—	$256,627
Credit contracts	—	—	1,606	—	—	175,975
Equity contracts	393	(127,091)	(154,210)	48,033	—	(1,603,823)
Foreign exchange contracts	—	(7,779)	9,959	(306,024)	(256,125)	—
Interest rate contracts	—	(4,317)	2,667	25,028	—	5,488

Total	$393	$(139,187)	$(139,978)	$(232,963)	$(256,125)	$(1,165,733)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$—	$(2,210)
Credit contracts	—	—	—	—	—	(9,130)
Equity contracts	71	(26,280)	(19,137)	23,689	—	1,341
Foreign exchange contracts	—	(34,652)	11,619	(68,510)	(7,555)	—
Interest rate contracts	—	(33,089)	—	(17,686)	—	—

Total	$71	$(94,021)	$(7,518)	$(62,507)	$(7,555)	$(9,999)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)
$159,245	$4,279,040	$11,579,426	$14,099,366	$4,799,489

Forward Foreign Currency Exchange Contracts- Sold(3)	Cross Currency Exchange Contracts(2)	Credit Default Swap Agreements - Sell Protection(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$5,313,105	$46,024	$4,442,951	$919,977	$13,048,284

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$325,781	$(325,781)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$15,970	$(10,621)	$5,349	$—	$5,349
Barclays Capital Group	1,611	(3,608)	(1,997)	—	(1,997)
BNP Paribas	1,653	(4)	1,649	—	1,649
Citigroup Global Markets	36,181	(21,127)	15,054	—	15,054
Deutsche Bank AG	13,283	(14,928)	(1,645)	—	(1,645)
Goldman Sachs & Co.	21,543	(2,255)	19,288	—	19,288
JPMorgan Chase	16,988	(21,007)	(4,019)	—	(4,019)
Morgan Stanley	15,141	(4,628)	10,513	(10,000)	513

	$122,370	$(78,178)	$44,192	$(10,000)	$34,192

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $325,781:
Unaffiliated investments (cost $17,275,588)	$18,343,502
Affiliated investments (cost $338,872)	338,861
Deposit with broker for futures	488,278
Receivable for investments sold	167,559
Deposit with broker for centrally cleared swaps	135,242
Unrealized appreciation on OTC forward foreign currency exchange contracts	39,691
Dividends and interest receivable	36,546
Premiums paid for OTC swap agreements	22,420
Unrealized appreciation on OTC swap agreements	22,051
Receivable from Manager	15,988
Due from broker-variation margin swaps	1,493
Receivable from affiliate	1,205
Tax reclaim receivable	750
Prepaid expenses	485

Total Assets	19,614,071

LIABILITIES:
Options written outstanding, at value (premiums received $365,153)	359,635
Payable for investments purchased	352,015
Payable to broker for collateral for securities on loan	338,606
Payable to custodian	152,869
Unrealized depreciation on OTC forward foreign currency exchange contracts	57,650
Accrued expenses and other liabilities	53,261
Due to broker-variation margin futures	39,714
Unrealized depreciation on OTC swap agreements	15,797
Premiums received for OTC swap agreements	3,900
Distribution fee payable	750
Affiliated transfer agent fee payable	365
Payable for fund share repurchased	155

Total Liabilities	1,374,717

NET ASSETS	$18,239,354

Net assets were comprised of:
Paid-in capital	$19,476,212
Retained earnings	(1,236,858)

Net assets, December 31, 2017	$18,239,354

Net asset value and redemption price per share, $18,239,354 / 1,979,720 outstanding shares of beneficial interest	$9.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $15,169, of which $2,940 is reimbursable by an affiliate)	$158,289
Interest income	52,102
Income from securities lending, net (including affiliated income of $715)	1,128

211,519

EXPENSES
Management fees	185,171
Distribution fee	44,512
Custodian and accounting fees	129,901
Audit fee	35,884
Pricing fees	23,146
Shareholders’ reports	13,772
Legal fees and expenses	12,216
Trustees’ fees	10,101
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,495
Commitment fee on syndicated credit agreement	2,770
Insurance expenses	739
Miscellaneous	10,688

Total expenses	476,395
Less: Management fee waivers and/or expense reimbursement	(223,566)

Net expenses	252,829

NET INVESTMENT INCOME (LOSS)	(41,310)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(83))	1,351,448
Futures transactions	(232,963)
Options written transactions	(139,978)
Swap agreements transactions	(1,165,733)
Forward currency contracts transactions	(256,125)
Foreign currency transactions	(73,931)

(517,282)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(11))	904,206
Futures	(62,507)
Options written	(7,518)
Forward currency contracts	(7,555)
Swap agreements	(9,999)
Foreign currencies	4,731

821,358

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	304,076

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.	$262,766

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$(41,310)	$(29,228)
Net realized gain (loss) on investment and foreign currency transactions	(517,282)	(1,424,164)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	821,358	896,173

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	262,766	(557,219)

FUND SHARE TRANSACTIONS:
Fund share sold [139,980 and 220,277 shares, respectively]	1,280,474	1,984,286
Fund share repurchased [32,852 and 21,630 shares, respectively]	(300,192)	(194,498)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	980,282	1,789,788

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,243,048	1,232,569
NET ASSETS:
Beginning of year	16,996,306	15,763,737

End of year	$18,239,354	$16,996,306

SEE NOTES TO FINANCIAL STATEMENTS.

A268

GLOSSARY:

SCHEDULE OF INVESTMENTS	December 31, 2017

The following abbreviations are used in the annual report:

Currency:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi (offshore)
COP	Columbian Peso
CZK	Czech Koruna
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Exchange:

ASX	Australian Securities Exchange
BIST	Borsa Istanbul
CBOE	Chicago Board Options Exchange
FTSE	Financial Times Stock Exchange
JSE	Johannesburg Stock Exchange
NYSE	New York Stock Exchange
OTC	Over-the-counter
QMTF	Multilateral Trading Facility
SGX	Singapore Exchange
TSX	Toronto Stock Exchange
XNGS	NASDAQ Global Select Market
XTSE	Toronto Stock Exchange

Index:

BTP	Buoni del Tesoro Poliennali
CAC40	French Stock Index
CDX	Credit Derivative Index
CMBX	Commercial Mortgage-Backed Index
CPI	Consumer Price Index
IBEX	Spanish Stock Index
iBoxx	Bond Market Indices
iTraxx	International Credit Derivative Index

IXRTR	Consumer Staples Select Sector SPDR Fund
KOSPI	Korean Stock Exchange Index
MIB	Milano Italia Borsa
SPI	Swiss Performance Index
STOXX	Stock Index of the Eurozone
TOPIX	Tokyo Stock Price Index

Other:

A	Annual payment frequency for swaps
M	Monthly payment frequency for swaps
Q	Quarterly payment frequency for swaps
S	Semiannual payment frequency for swaps
T	Swap payment upon termination
144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
BABs	Build America Bonds
BBSW	Australian Bank Bill Swap Reference Rate
Bobl	Bundesobligationen-German Government Bonds
bps	Basis Points
CDO	Collateralized Debt Obligation
CDOR	Canadian Dealer Offered Rate
CLO	Collateralized Loan Obligation
CMBS	Commercial Mortgage-Backed Security
CVA	Certificate Van Aandelen (Bearer)
CVR	Contingent Value Rights
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
EMTN	Euro Medium Term Note
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
GDR	Global Depositary Receipt
GMTN	Global Medium Term Note
HIBOR	Hong Kong Interbank Offered Rate
IO	Interest Only (Principal amount represents notional)
JIBAR	Johannesburg Interbank Agreed Rate
KWCDC	Korean Won Certificate of Deposit
L2	Level 2
L3	Level 3
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
NVDR	Non-voting Depositary Receipt
OAT	Obligations Assimilables du Tresor (French treasury bond)
PIK	Payment-in-Kind
PJSC	Public Joint-Stock Company
PO	Principal Only
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
S&P	Standard & Poor

SEE NOTES TO FINANCIAL STATEMENTS.

A269

GLOSSARY: (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SDR	Sweden Depositary Receipt
SLM	Student Loan Mortgage
SONIA	Sterling Overnight Index Average
SPDR	Standard & Poor’s Depository Receipts
STIBOR	Stockholm Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities
USOIS	United States Overnight Index Swap
UTS	Unit Trust Security
WIBOR	Warsaw Interbank Offered Rate

SEE NOTES TO FINANCIAL STATEMENTS.

A270

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and at December 31, 2017 consisted of 89 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 20 Portfolios listed below together with their investment objectives. Each Portfolio is a diversified investment company except for AST Columbia Adaptive Risk Allocation Portfolio, AST Goldman Sachs Global Income Portfolio and AST Morgan Stanley Multi-Asset Portfolio, each of which are non-diversified portfolios for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives and Subadvisers:

	Objective	Subadviser(s)
AST AB Global Bond Portfolio (“AB Global Bond”)	Generate current income consistent with preservation of capital.	AllianceBernstein, L.P.

AST BlackRock Multi-Asset Income Portfolio (“BlackRock Multi-Asset Income”)	Maximize current income with consideration for capital appreciation.	BlackRock Financial Management, Inc.

AST Columbia Adaptive Risk Allocation Portfolio (“Columbia Adaptive Risk Allocation”)	Consistent total returns by seeking to allocate risks across multiple asset classes.	Columbia Management Investment Advisers, LLC

AST Emerging Managers Diversified Portfolio (“Emerging Managers Diversified”)	Total return.	Dana Investment Advisors, Inc. / Longfellow Investment Management Co., LLC

AST FQ Absolute Return Currency Portfolio (“FQ Absolute Return Currency”)	Absolute returns not highly correlated with any traditional asset class.	First Quadrant, L.P.

AST Franklin Templeton K2 Global Absolute Return Portfolio (“Franklin Templeton K2 Global Absolute Return”)	Capital appreciation with reduced market correlation.	Franklin Advisers, Inc. / K2 / D&S Management Co., LLC / Templeton Global Advisors Ltd.

AST Goldman Sachs Global Growth Allocation Portfolio (“Goldman Sachs Global Growth Allocation”)	Total return made up of capital appreciation and income.	Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Global Income Portfolio (“Goldman Sachs Global Income”)	High total return emphasizing current income and to a lesser extent, providing opportunities for capital appreciation.	Goldman Sachs Asset Management International

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	Objective	Subadviser(s)
AST Goldman Sachs Strategic Income Portfolio (“Goldman Sachs Strategic Income”)	Total return.	Goldman Sachs Asset Management, L.P.

AST Jennison Global Infrastructure Portfolio (“Jennison Global Infrastructure”)	Total return.	Jennison Associates, LLC (“Jennison”)

AST Managed Alternatives Portfolio (“Managed Alternatives”)	Long-term capital appreciation, with a focus on downside protection.	None

AST Managed Equity Portfolio (“Managed Equity”)	Capital appreciation.	Quantitative Management Associates, LLC (“QMA”) (a wholly-owned subsidiary of PGIM, Inc.)

AST Managed Fixed Income Portfolio (“Managed Fixed Income”)	Total return.	QMA (a wholly-owned subsidiary of PGIM, Inc.)

AST Morgan Stanley Multi-Asset Portfolio (“Morgan Stanley Multi-Asset”)	Total return.	Morgan Stanley Investment Management, Inc.

AST Neuberger Berman Long/Short Portfolio (“Neuberger Berman Long/Short”)	Long-term capital appreciation, with a secondary objective of principal preservation.	Neuberger Berman Investment Advisers, LLC

AST Prudential Flexible Multi-Strategy Portfolio (“Prudential Flexible Multi-Strategy”)	Capital appreciation.	Jennison / QMA (a wholly-owned subsidiary of PGIM, Inc.) / PGIM Fixed Income (“PFI”),(formerly, Prudential Fixed Income), which is a business unit of PGIM, Inc.

AST QMA International Core Equity Portfolio (“QMA International Core Equity”)	Long-term capital appreciation.	QMA (a wholly-owned subsidiary of PGIM, Inc.)

AST T. Rowe Price Diversified Real Growth Portfolio (“T. Rowe Price Diversified Real Growth”)	Long-term capital appreciation and secondarily, income.	T. Rowe Price Associates, Inc. / T. Rowe Price International Ltd / T. Rowe Price International Ltd – Tokyo / T. Rowe Price Hong Kong Limited

AST Wellington Management Global Bond Portfolio (“Wellington Management Global Bond”)	Consistent excess returns over the Bloomberg Barclays Global Aggregate Bond Index (US Hedged).	Wellington Management Company, LLP

AST Wellington Management Real Total Return Portfolio (“Wellington Management Real Total Return”)	Long-term real total return.	Wellington Management Company, LLP

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

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Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”) (formerly known as Prudential Investments LLC), the co-managers of the Trust (together the “Investment Manager”) for Jennison Global Infrastructure, Managed Equity and Managed Fixed Income. PGIM Investments is the sole Investment Manager for AB Global Bond, BlackRock Multi-Asset, Columbia Adaptive Risk Allocation, Emerging Managers Diversified, FQ Absolute Return Currency, Franklin Templeton K2 Global Absolute Return, Goldman Sachs Global Growth Allocation, Goldman Sachs Global Income, Goldman Sachs Strategic Income, Managed Alternatives, Morgan Stanley Multi-Asset, Neuberger Berman Long/Short, Prudential Flexible Multi-Strategy, QMA International Core Equity, T. Rowe Price Diversified Real Growth, Wellington Management Global Bond and Wellington Management Real Total Return. Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

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Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR):    Certain Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

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Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

P-notes:    Certain Portfolios may gain exposure to securities in certain foreign markets through investments in P-notes. Certain Portfolios may purchase P-notes due to restrictions applicable to foreign investors when investing directly in a foreign market. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. A Portfolio must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the

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extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in value of equities, prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Bank Loans:    Each Portfolio may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower.

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As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps:    Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The

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implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Trust, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

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As of December 31, 2017, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios may hold warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Mortgage Dollar Rolls:    Certain Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of the governmental supervision and regulation of foreign securities markets.

B9

Equity and Mortgage Real Estate Investment Trusts (REITs):    Certain Portfolios invest in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Concentration of Risk for REITs:    Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Portfolio will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Portfolio.

Master Limited Partnerships (MLPs):    Certain Portfolios invest in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2017, the Investment Manager has engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser

B10

a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations. The Investment Manager has agreed to waive a portion of their management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with this agreement may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

	Management Fees	Effective Management Fees, Net of Waiver
AB Global Bond	0.64% first $300 million; 0.63% on next $200 million; 0.62% on next $250 million; 0.61% on next $2.5 billion; 0.60% on next $2.75 billion; 0.57% on next $4 billion; 0.55% in excess of $10 billion	0.62%
BlackRock Multi-Asset Income	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.23%
Columbia Adaptive Risk Allocation	0.94% first $300 million; 0.93% on next $200 million; 0.92% on next $250 million; 0.91% on next $2.5 billion; 0.90% on next $2.75 billion; 0.87% on next $4 billion; 0.85% in excess of $10 billion	0.09%
Emerging Managers Diversified	0.74% first $300 million; 0.73% on next $200 million; 0.72% on next $250 million; 0.71% on next $2.5 billion; 0.70% on next $2.75 billion; 0.67% on next $4 billion; 0.65% in excess of $10 billion	—	#
FQ Absolute Return Currency	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	—	#
Franklin Templeton K2 Global Absolute Return	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	—	#
Goldman Sachs Global Growth Allocation	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	—	#

B11

	Management Fees	Effective Management Fees, Net of Waiver
Goldman Sachs Global Income	0.64% first $300 million; 0.63% on next $200 million; 0.62% on next $250 million; 0.61% on next $2.5 billion; 0.60% on next $2.75 billion; 0.57% on next $4 billion; 0.55% in excess of $10 billion	0.61%
Goldman Sachs Strategic Income	0.7125% first $300 million; 0.7025% on next $200 million; 0.6925% on next $250 million; 0.6825% on next $2.5 billion; 0.6725% on next $2.75 billion; 0.6425% on next $4.0 billion; 0.6225% in excess of $10 billion	0.71%
Jennison Global Infrastructure	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	— #
Managed Alternatives(1)	0.15%	— #
Managed Equity(1)	0.15%	— #
Managed Fixed Income(1)	0.15%	0.11%
Morgan Stanley Multi-Asset	1.04% first $300 million; 1.03% on next $200 million; 1.02% on next $250 million; 1.01% on next $2.5 billion; 1.00% on next $2.75 billion; 0.97% on next $4 billion; 0.95% in excess of $10 billion	— #
Neuberger Berman Long/Short	1.04% first $300 million; 1.03% on next $200 million; 1.02% on next $250 million; 1.01% on next $2.5 billion; 1.00% on next $2.75 billion; 0.97% on next $4 billion; 0.95% in excess of $10 billion	0.40%
Prudential Flexible Multi-Strategy	0.9825% first $300 million; 0.9725% on next $200 million; 0.9625% on next $250 million; 0.9525% on next $2.5 billion; 0.9425% on next $2.75 billion; 0.9125% on next $4 billion; 0.8925% in excess of $10 billion	0.26%
QMA International Core Equity	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.69%
T. Rowe Price Diversified Real Growth.	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	— #
Wellington Management Global Bond	0.64% first $300 million; 0.63% on next $200 million; 0.62% on next $250 million; 0.61% on next $2.5 billion; 0.60% on next $2.75 billion; 0.57% on next $4 billion; 0.55% in excess of $10 billion	0.62%

B12

	Management Fees	Effective Management Fees, Net of Waiver
Wellington Management Real Total Return	1.04% first $300 million; 1.03% on next $200 million; 1.02% on next $250 million; 1.01% on next $2.5 billion; 1.00% on next $2.75 billion; 0.97% on next $4 billion; 0.95% in excess of $10 billion	—	#

	Fee Waivers and/or Expense Limitations through June 30, 2017	Fee Waivers and/or Expense Limitations effective July 1, 2017
BlackRock Multi-Asset Income	contractually limit expenses to 1.13% through June 30, 2017*	contractually limit expenses to 1.13% through June 30, 2018*
Columbia Adaptive Risk Allocation	contractually limit expenses to 1.28% through June 30, 2017*	contractually limit expenses to 1.28% through June 30, 2018*
Emerging Managers Diversified	contractually limit expenses to 1.07% through June 30, 2017	contractually limit expenses to 1.07% through June 30, 2018
FQ Absolute Return Currency	contractually limit expenses to 1.22% through June 30, 2017	contractually limit expenses to 1.22% through June 30, 2018
Franklin Templeton K2 Global Absolute Return	contractually limit expenses to 1.17% through June 30, 2017*	contractually limit expenses to 1.17% through June 30, 2018*
Goldman Sachs Global Growth Allocation	contractually limit expenses to 1.19% through June 30, 2017*	contractually limit expenses to 1.19% through June 30, 2018*
Goldman Sachs Global Income	contractually waive 0.029% through June 30, 2017	contractually waive 0.012% through June 30, 2018
Jennison Global Infrastructure	contractually limit expenses to 1.26% through June 30, 2017	contractually limit expenses to 1.26% through June 30, 2018
Managed Alternatives	contractually limit expenses to 1.47% through June 30, 2017**	contractually limit expenses to 1.47% through June 30, 2018**
Managed Equity	contractually limit expenses to 1.25% through June 30, 2017**	contractually limit expenses to 1.25% through June 30, 2018**
Managed Fixed Income	contractually limit expenses to 1.25% through June 30, 2017**	contractually limit expenses to 1.25% through June 30, 2018**
Morgan Stanley Multi-Asset	contractually limit expenses to 1.42% through June 30, 2017	contractually limit expenses to 1.42% through June 30, 2018
Neuberger Berman Long/Short	contractually limit expenses to 1.42% through June 30, 2017	contractually limit expenses to 1.42% through June 30, 2018
Prudential Flexible Multi-Strategy	contractually limit expenses to 1.48% through June 30, 2017***	contractually limit expenses to 1.48% through June 30, 2018***
QMA International Core Equity	contractually limit expenses to 0.995% through June 30, 2017	contractually limit expenses to 0.995% through June 30, 2018
T. Rowe Price Diversified Real Growth	contractually waive 0.002% through May 31, 2017 contractually limit expenses to 1.05% through June 30, 2017*	effective June 1, 2017 contractually waive 0.01% through June 30, 2018 contractually limit expenses to 1.05% through June 30, 2018*
Wellington Management Real Total Return	contractually waive 0.133% through June 30, 2017 contractually limit expenses to 1.42% through June 30, 2017	contractually waive 0.133% through June 30, 2018 contractually limit expenses to 1.42% through June 30, 2018

*	The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser. In addition, the Investment Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed the expense limitation.
**	Expense limitation includes the acquired fund fees and expenses due to investments in underlying portfolios of the Trust. For Managed Alternatives, underlying dividends on securities sold short and brokers fees and expenses on short sales are excluded from the acquired fund fees and expenses.

B13

***	The Investment Manager and PAD have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser. In addition, the Investment Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed the expense limitation.
#	The management fee amount waived and/or expense reimbursement exceeds the management fee for the current period due to expense limitations described above.
(1)	The Fund of Funds Discount: The Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Funds sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

The Trust, on behalf of the Portfolios, has entered into an agreement with PAD, which serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Managed Alternatives, Managed Equity and Managed Fixed Income. In addition, the 12b-1 fee is waived for the assets of Goldman Sachs Global Growth Allocation Portfolio and Prudential Flexible Multi-Strategy Portfolio that are invested in other portfolios of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio.

Certain Portfolios have entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2017, brokerage commission recaptured under these agreements was as follows:

Amount
Columbia Adaptive Risk Allocation	$146
Franklin Templeton K2 Global Absolute Return Portfolio	39
Neuberger Berman Long/Short Portfolio	589
T. Rowe Price Diversified Real Growth Portfolio	217
Wellington Management Real Total Return Portfolio	193

AST Investment Services, Inc., Jennison, PAD, PGIM, Inc., PGIM Investments and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

B14

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

For the reporting period ended December 31, 2017, PGIM, Inc. was compensated by PGIM Investments for managing the Portfolios’ securities lending cash collateral as subadviser to the Money Market Fund:

Amount
AB Global Bond	$15,942
BlackRock Multi-Asset Income	4,318
Columbia Adaptive Risk Allocation	605
Emerging Managers Diversified	277
Franklin Templeton K2 Global Absolute Return	85
Goldman Sachs Global Growth Allocation	423
Goldman Sachs Global Income	1,251
Goldman Sachs Strategic Income	1,001
Jennison Global Infrastructure	82
Prudential Flexible Multi-Strategy	4
QMA International Core Equity	11,812
T. Rowe Price Diversified Real Growth	296
Wellington Management Global Bond	4,791
Wellington Management Real Total Return	159

In February 2016, Prudential, the parent company of the Investment Manager self reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolios’ “Statement of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions”.

In addition to the above, Prudential has paid and continues to directly pay certain legal, audit and other charges in connection with the matter on behalf of the Portfolios.

The SEC Staff and other regulators continue to review the matter.

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The following Portfolios are reimbursed by Prudential for foreign withholding taxes for certain countries due to the Portfolios’ status as partnerships for tax purposes. The following amounts have been accrued or paid:

	2016 Withholding Tax	2017 Withholding Tax
AB Global Bond	$—	$37,730
Columbia Adaptive Risk Allocation	—	104

B15

	2016 Withholding Tax	2017 Withholding Tax
Franklin Templeton K2 Global Absolute Return	$1,548	$1,703
Goldman Sachs Global Income	—	66,247
Goldman Sachs Strategic Income Bond	—	4,768
Jennison Global Infrastructure	2,821	3,802
Morgan Stanley Multi-Asset	144	1,396
Prudential Flexible Multi-Strategy	—	1,957
QMA International Core Equity	253,028	323,178
T. Rowe Price Diversified Real Growth	2,151	2,885
Wellington Mangement Global Bond	—	122,673
Wellington Management Real Total Return	4,618	2,940

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2017, were as follows:

	Cost of Purchases	Proceeds from Sales
AB Global Bond	$1,833,278,721	$1,472,900,768
BlackRock Multi-Asset Income	13,103,810	5,452,262
Columbia Adaptive Risk Allocation	38,476,875	39,362,770
Emerging Managers Diversified	3,677,007	1,705,874
Franklin Templeton K2 Global Absolute Return	6,146,997	5,319,346
Goldman Sachs Global Growth Allocation	8,645,984	5,165,156
Goldman Sachs Global Income	1,170,578,143	1,220,108,561
Goldman Sachs Strategic Income	139,570,556	130,669,765
Jennison Global Infrastructure	8,330,570	6,533,613
Managed Alternatives	3,108,500	535,000
Managed Equity	8,198,484	834,728
Managed Fixed Income	9,223,351	3,593,337
Morgan Stanley Multi-Asset	8,277,731	9,594,364
Neuberger Berman Long/Short	16,646,179	17,739,874
Prudential Flexible Multi-Strategy	43,986,568	24,037,042
QMA International Core Equity	936,098,382	932,571,865
T. Rowe Price Diversified Real Growth*	22,989,193	16,938,974
Wellington Management Global Bond	1,699,143,925	1,222,220,877
Wellington Management Real Total Return**	18,072,623	18,402,795

*	For the year ended December 31, 2017 the Portfolio purchases and sales transactions under Rule 17a-7, were $9,666 and $3,219 respectively. The Portfolio realized a loss of $192 as a result of Rule 17a-7 sales transactions.
**	For the year ended December 31, 2017 the Portfolio purchases and sales transactions under Rule 17a-7, were $2,294 and $0 respectively. There were no realized gains (losses) associated with these 17a-7 transactions during the reporting period.

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2017 is presented as follows:

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Goldman Sachs Global Growth Allocation
Goldman Sachs Strategic Income	$331,401	$—	$332,088	$1,397	$(710)	$—	—	$—

B16

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Managed Alternatives
FQ Absolute Return Currency	$739,700	$459,000	$230,000	$(59,282)	$19,371	$928,789	90,525	$—
Goldman Sachs Strategic Income	889,166	490,500	222,000	(6,719)	1,815	1,152,762	119,830	—
Morgan Stanley Multi-Asset	938,822	1,004,000	25,000	(1,641)	(234)	1,915,947	208,482	—
Neuberger Berman Long/Short	1,083,432	464,000	30,000	172,672	2,479	1,692,583	151,123	—
Wellington Management Real Total Return	892,625	498,000	23,000	16,900	(986)	1,383,539	150,221	—

	$4,543,745	$2,915,500	$530,000	$121,930	$22,445	$7,073,620		$—

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Managed Equity
AQR Emerging Markets Equity	$1,520,697	$827,301	$25,000	$605,780	$3,437	$2,932,215	228,722	$—
ClearBridge Dividend Growth	1,018,806	301,000	—	223,638	—	1,543,444	87,546	—
Global Real Estate	—	303,300	—	15,501	—	318,801	25,443	—
Goldman Sachs Mid-Cap Growth	1,330,337	504,799	15,000	414,579	1,851	2,236,566	237,176	—
Hotchkis & Wiley Large-Cap Value	1,519,504	706,800	20,000	372,345	2,916	2,581,565	86,746	—
International Growth	3,184,122	829,700	15,000	1,222,295	2,651	5,223,768	291,342	—
International Value	3,151,836	1,259,700	15,000	830,973	1,267	5,228,776	245,252	—
Loomis Sayles Large-Cap Growth	1,421,105	460,700	25,000	519,543	7,669	2,384,017	47,805	—
MFS Global Equity	947,043	555,800	—	277,168	—	1,780,011	86,745	—
Neuberger Berman / LSV Mid-Cap Value	1,410,579	675,300	15,000	241,282	3,481	2,315,642	66,332	—
QMA US Equity Alpha	1,734,834	753,701	—	473,061	—	2,961,596	96,943	—
Small-Cap Growth	438,349	159,499	—	127,536	—	725,384	16,297	—
Small-Cap Value	588,537	316,100	—	64,612	—	969,249	33,843	—
T. Rowe Price Natural Resources Portfolio	381,072	171,001	260,000	25,181	3,513	320,767	13,874	—

	$18,646,821	$7,824,701	$390,000	$5,413,494	$26,785	$31,521,801		$—

B17

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Managed Fixed Income
BlackRock Low Duration Bond	$2,655,734	$754,078	$114,000	$45,648	$2,641	$3,344,101	311,369	$—
Goldman Sachs Strategic Income	417,117	76,532	142,000	(1,144)	241	350,746	36,460	—
High Yield	1,400,512	275,227	1,235,000	(84,815)	172,227	528,151	52,448	—
Lord Abbett Core Fixed-Income	6,216,725	2,165,318	466,000	209,100	13,792	8,138,935	643,903	—
Prudential Core Bond	14,496,974	4,794,741	1,188,000	815,726	68,919	18,988,360	1,543,769	—
Wellington Management Global Bond	1,956,396	514,261	223,000	44,528	5,402	2,297,587	215,736	—
Western Asset Emerging Markets Debt	418,732	101,481	34,000	37,599	2,676	526,488	46,183	—

	$27,562,190	$8,681,638	$3,402,000	$1,066,642	$265,898	$34,174,368		$—

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Prudential Flexible Multi-Strategy
Global Real Estate	$2,016,681	$—	$—	$219,514	$—	$2,236,195	178,467	$—
High Yield	983,972	—	—	73,509	—	1,057,481	105,013	—
Prudential Core Bond	13,933,285	9,472,000	800,000	1,083,501	65,111	23,753,897	1,931,211	—
QMA Emerging Markets Equity	3,675,348	—	4,153,440	13,443	464,649	—	—	—
QMA US Equity Alpha	22,600,387	1,020,000	4,500,000	3,533,145	868,748	23,522,280	769,960	—

	$43,209,673	$10,492,000	$9,453,440	$4,923,112	$1,398,508	$50,569,853		$ —

**	The Portfolios didn’t have any capital gain distributions during the reporting period.

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

B18

7.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Each Portfolios’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Portfolios had another SCA that provided a commitment of $900 million and the Portfolios paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The following Portfolios utilized the SCA during the reporting period ended December 31, 2017. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2017
AB Global Bond	$844,000	2.49%	1	$844,000	$—
BlackRock Multi-Asset Income	144,000	2.03%	5	144,000	—
Goldman Sachs Strategic Income	120,000	2.02%	1	120,000	—
Managed Fixed Income	152,000	2.03%	1	152,000	—
QMA International Core Equity	4,194,000	2.48%	4	4,194,000	—
Wellington Management Global Bond	2,321,000	2.49%	2	3,904,000	—

8.	Capital and Ownership

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

As of December 31, 2017, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Pruco Life Insurance Company (“PLAZ”) and Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

9.	Subsequent Event

The Board of Trustees approved a liquidation plan for the AST BlackRock Multi-Asset Income Portfolio which, subject to shareholder approval of the Plan of Substitution, is expected to be effective on or about April 30, 2018. Effective close of business February 23, 2018, this Portfolio will be closed to new direct investors and additional investments from existing shareholders.

B19

Financial Highlights

	AST AB Global Bond Portfolio
	Year Ended December 31,		July 13, 2015(c) through December 31, 2015
	2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.60	$10.08	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.22	0.17	0.04
Net realized and unrealized gain (loss) on investments	0.04	0.35	0.04

Total from investment operations	0.26	0.52	0.08

Net Asset Value, end of period	$10.86	$10.60	$10.08

Total Return(a)	2.45%	5.16%	0.80%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,709.3	$1,299.0	$1,130.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.90%	0.91%	0.92	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.90%	0.91%	0.92	%(e)
Net investment income (loss)	2.01%	1.65%	0.90	%(e)
Portfolio turnover rate	99%	88%	55	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST BlackRock Multi-Asset Income Portfolio
	Year Ended December 31,			April 28, 2014(c) through December 31, 2014
	2017	2016	2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.26	$9.60	$10.01	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.32	0.29	0.33	0.29
Net realized and unrealized gain (loss) on investments	0.29	0.37	(0.74)	(0.28)

Total from investment operations	0.61	0.66	(0.41)	0.01

Net Asset Value, end of period	$10.87	$10.26	$9.60	$10.01

Total Return(a)	5.95%	6.88%	(4.10)%	0.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$44.2	$35.6	$27.2	$11.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.80%	0.80%	0.76%	0.75	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.36%	1.36%	1.57%	3.36	%(e)
Net investment income (loss)	3.04%	2.90%	3.37%	4.19	%(e)
Portfolio turnover rate	14%	44%	47%	55	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Columbia Adaptive Risk Allocation Portfolio
	Year Ended December 31,		July 13, 2015(c) through December 31, 2015
	2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.57	$9.64	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.07	0.10	0.05
Net realized and unrealized gain (loss) on investments	1.36	0.83	(0.41)

Total from investment operations	1.43	0.93	(0.36)

Net Asset Value, end of period	$12.00	$10.57	$9.64

Total Return(a)	13.53%	9.65%	(3.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.3	$13.5	$6.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.18%	1.18%	1.22	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.02%	2.31%	4.62	%(e)
Net investment income (loss)	0.64%	0.96%	1.17	%(e)
Portfolio turnover rate	378%	345%	45	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Emerging Managers Diversified Portfolio
	Year Ended December 31,		July 13, 2015(c) through December 31, 2015
	2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.07	$9.73	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.15	0.13	0.05
Net realized and unrealized gain (loss) on investments	1.29	0.21	(0.32)

Total from investment operations	1.44	0.34	(0.27)

Net Asset Value, end of period	$11.51	$10.07	$9.73

Total Return(a)	14.30%	3.49%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$10.3	$6.6	$5.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07%	1.07%	1.07	%(e)
Expenses Before Waivers and/or Expense Reimbursement	3.13%	2.87%	4.87	%(e)
Net investment income (loss)	1.39%	1.28%	1.03	%(e)
Portfolio turnover rate	32%	49%	26	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST FQ Absolute Return Currency Portfolio
	Year Ended December 31,			April 28, 2014(c) through December 31, 2014
	2017(d)	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.58	$9.19	$9.75	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.08)	(0.10)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.24)	1.49	(0.49)	(0.21)

Total from investment operations	(0.32)	1.39	(0.56)	(0.25)

Net Asset Value, end of period	$10.26	$10.58	$9.19	$9.75

Total Return(a)	(3.02)%	15.13%	(5.74)%	(2.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9.0	$9.6	$5.6	$5.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.22%	1.22%	1.22%	1.22	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.35%	2.40%	2.94%	3.76	%(e)
Net investment income (loss)	(0.71)%	(0.97)%	(0.79)%	(0.62	)%(e)
Portfolio turnover rate	0%	0%	0%	0	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Franklin Templeton K2 Global Absolute Return Portfolio
	Year Ended December 31,			April 28, 2014(c) through December 31, 2014
	2017(d)	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.59	$9.37	$9.73	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10	0.09	0.10	0.09
Net realized and unrealized gain (loss) on investments	0.62	0.13	(0.46)	(0.36)

Total from investment operations	0.72	0.22	(0.36)	(0.27)

Net Asset Value, end of period	$10.31	$9.59	$9.37	$9.73

Total Return(a)	7.51%	2.35%	(3.70)%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$24.9	$20.9	$16.9	$7.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.08%	1.07%	1.08%	1.08	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.95%	1.83%	2.49%	4.17	%(e)
Net investment income (loss)	0.98%	0.95%	0.99%	1.63	%(e)
Portfolio turnover rate	37%	34%	35%	29	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Goldman Sachs Global Growth Allocation Portfolio
	Year Ended December 31,			April 28, 2014(c) through December 31, 2014
	2017(d)	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.77	$10.19	$10.29	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.27	0.15	0.12	0.09
Net realized and unrealized gain (loss) on investments	1.53	0.43	(0.22)	0.20

Total from investment operations	1.80	0.58	(0.10)	0.29

Net Asset Value, end of period	$12.57	$10.77	$10.19	$10.29

Total Return(a)	16.71%	5.69%	(0.97)%	2.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$32.7	$24.4	$21.7	$7.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.81%	0.79%	0.79%	0.81	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.61%	1.65%	1.92%	3.84	%(e)
Net investment income (loss)	2.28%	1.46%	1.18%	1.55	%(e)
Portfolio turnover rate	21%	64%	100%	31	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Does not include expenses of the underlying funds in which the Portfolio invests.
(c)	Commencement of operations.
(d)	Calculated based on average shares outstanding during the period.
(e)	Annualized.
(f)	Not annualized.

	AST Goldman Sachs Global Income Portfolio
	Year Ended December 31,		July 13, 2015(c) through December 31, 2015
	2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.49	$10.14	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.14	0.10	0.05
Net realized and unrealized gain (loss) on investments	0.08	0.25	0.09

Total from investment operations	0.22	0.35	0.14

Net Asset Value, end of period	$10.71	$10.49	$10.14

Total Return(a)	2.10%	3.45%	1.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$800.9	$792.4	$754.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.90%	0.92%	0.94	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.92%	0.93%	0.94	%(e)
Net investment income (loss)	1.28%	0.97%	0.98	%(e)
Portfolio turnover rate	182%	284%	158	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Does not include expenses of the underlying funds in which the Portfolio invests.
(c)	Commencement of operations.
(d)	Calculated based on average shares outstanding during the period.
(e)	Annualized.
(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Goldman Sachs Strategic Income Portfolio
	Year Ended December 31,			April 28, 2014(c) through December 31, 2014
	2017(d)	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.65	$9.55	$9.77	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.16	0.21	0.08
Net realized and unrealized gain (loss) on investments	(0.20)	(0.06)	(0.43)	(0.31)

Total from investment operations	(0.03)	0.10	(0.22)	(0.23)

Net Asset Value, end of period	$9.62	$9.65	$9.55	$9.77

Total Return(a)	(0.31)%	1.05%	(2.25)%	(2.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$306.6	$321.4	$513.9	$762.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.05%	1.05%	1.03%	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.05%	1.05%	1.03%	1.00	%(e)
Net investment income (loss)	1.78%	1.72%	2.20%	1.22	%(e)
Portfolio turnover rate	146%	278%	264%	177	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Jennison Global Infrastructure Portfolio
	Year Ended December 31,			April 28, 2014(c) through December 31, 2014
	2017(d)	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.12	$9.37	$10.45	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.13	0.10	0.10	0.07
Net realized and unrealized gain (loss) on investments	1.79	0.65	(1.18)	0.38

Total from investment operations	1.92	0.75	(1.08)	0.45

Net Asset Value, end of period	$12.04	$10.12	$9.37	$10.45

Total Return(a)	18.97%	8.00%	(10.33)%	4.50%
Ratios/Supplemental Data:
Net Asset Value, end of period (in millions)	$12.8	$9.1	$7.2	$6.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.26%	1.26%	1.26%	1.26	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.23%	2.59%	2.98%	3.81	%(e)
Net investment income (loss)	1.19%	1.03%	0.99%	1.15	%(e)
Portfolio turnover rate	60%	98%	89%	39	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST Managed Alternatives Portfolio
	Year Ended December 31,		July 13, 2015(c) through December 31, 2015
	2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$9.77	$9.68	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	— (e)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	0.25	0.11	(0.31)

Total from investment operations	0.25	0.09	(0.32)

Net Asset Value, end of period	$10.02	$9.77	$9.68

Total Return(a)	2.56%	0.93%	(3.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7.7	$4.9	$1.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.16%	0.19%	0.25	%(f)
Expenses Before Waivers and/or Expense Reimbursement	1.75%	2.70%	30.28	%(f)
Net investment income (loss)	0.04%	(0.16)%	(0.23	)%(f)
Portfolio turnover rate	8%	24%	0	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)	Not annualized.

	AST Managed Equity Portfolio
	Year Ended December 31,			April 28, 2014(c) through December 31, 2014
	2017(d)	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.71	$10.18	$10.33	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	(0.01)	(0.01)	—	(e)
Net realized and unrealized gain (loss) on investments	2.60	0.54	(0.14)	0.33

Total from investment operations	2.59	0.53	(0.15)	0.33

Net Asset Value, end of period	$13.30	$10.71	$10.18	$10.33

Total Return(a)	24.18%	5.21%	(1.45)%	3.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$32.7	$20.1	$11.7	$2.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.20%	0.22%	0.24%	0.14	%(f)
Expenses Before Waivers and/or Expense Reimbursement	0.66%	0.77%	1.44%	10.76	%(f)
Net investment income (loss)	(0.11)%	(0.10)%	(0.07)%	(0.14	)%(f)
Portfolio turnover rate	3%	21%	30%	10	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST Managed Fixed Income Portfolio
	Year Ended December 31,			April 28, 2014(c) through December 31, 2014
	2017(d)	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.26	$9.91	$10.07	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	(0.05)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	0.45	0.40	(0.11)	0.08

Total from investment operations	0.40	0.35	(0.16)	0.07

Net Asset Value, end of period	$10.66	$10.26	$9.91	$10.07

Total Return(a)	3.90%	3.53%	(1.59)%	0.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$35.0	$28.0	$18.1	$5.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.53%	0.52%	0.49%	0.44	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.57%	0.53%	0.82%	5.60	%(e)
Net investment income (loss)	(0.49)%	(0.51)%	(0.49)%	(0.44	)%(e)
Portfolio turnover rate	12%	13%	52%	60	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Morgan Stanley Multi-Asset Portfolio
	Year Ended December 31,			July 13, 2015(c) through December 31, 2015
	2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$9.20	$9.46		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.03	—	(e)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.04)	(0.26)		(0.51)

Total from investment operations	(0.01)	(0.26)		(0.54)

Net Asset Value, end of period	$9.19	$9.20		$9.46

Total Return(a)	(0.11)%	(2.75)%		(5.40)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.2	$15.8		$14.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.42%	1.42%		1.42	%(f)
Expenses Before Waivers and/or Expense Reimbursement	4.44%	2.73%		3.75	%(f)
Net investment income (loss)	0.34%	—	%(g)	(0.72	)%(f)
Portfolio turnover rate	404%	353%		170	%(h)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)	Less than 0.005%.

(h)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST Neuberger Berman Long/Short Portfolio
	Year Ended December 31,				July 13, 2015(c) through December 31, 2015
	2017		2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$9.89		$9.57		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)		(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments	1.32		0.36		(0.40)

Total from investment operations	1.31		0.32		(0.43)

Net Asset Value, end of period	$11.20		$9.89		$9.57

Total Return(a)	13.25%		3.34%		(4.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$19.1		$15.1		$12.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.80	%(e)	1.76	%(e)	1.65	%(e)(f)
Expenses Before Waivers and/or Expense Reimbursement	2.43	%(e)	2.43	%(e)	3.10	%(e)(f)
Net investment income (loss)	(0.12)%		(0.37)%		(0.63	)%(f)
Portfolio turnover rate	95%		88%		66	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.38% for the year ended December 31, 2017 and 0.34% for the year ended December 31, 2016.

(f)	Annualized.

(g)	Not annualized.

	AST Prudential Flexible Multi-Strategy Portfolio
	Year Ended December 31,			April 28, 2014(c) through December 31, 2014
	2017(d)	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.38	$10.59	$10.59	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01	(0.04)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	1.92	0.83	0.06	0.60

Total from investment operations	1.93	0.79	—	0.59

Net Asset Value, end of period	$13.31	$11.38	$10.59	$10.59

Total Return(a)	16.96%	7.46%	0.00%	5.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$83.7	$60.8	$44.1	$9.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.68%	0.60%	0.79%	0.50	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.57%	1.50%	1.80%	3.87	%(e)
Net investment income (loss)	0.04%	(0.38)%	(0.51)%	(0.10	)%(e)
Portfolio turnover rate	39%	23%	49%	23	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST QMA International Core Equity Portfolio
	Year Ended December 31,			January 5, 2015(c) through December 31, 2015
	2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.25	$10.19		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.23		0.23
Net realized and unrealized gain (loss) on investments	2.28	(0.17)		(0.04)

Total from investment operations	2.52	0.06		0.19

Capital Contributions(e)	—	—	(f)	—

Net Asset Value, end of period	$12.77	$10.25		$10.19

Total Return(a)	24.59%	0.59	%(g)	1.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$939.5	$764.4		$825.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.00%		0.99	%(h)
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.03%		1.04	%(h)
Net investment income (loss)	2.06%	2.32%		2.17	%(h)
Portfolio turnover rate	108%	117%		106	%(i)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(h)	Annualized.

(i)	Not annualized.

	AST T. Rowe Price Diversified Real Growth Portfolio
	Year Ended December 31,			April 28, 2014(c) through December 31, 2014
	2017	2016	2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$11.14	$10.38	$10.40	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16	0.14	0.13	0.09
Net realized and unrealized gain (loss) on investments	1.91	0.62	(0.15)	0.31

Total from investment operations	2.07	0.76	(0.02)	0.40

Net Asset Value, end of period	$13.21	$11.14	$10.38	$10.40

Total Return(a)	18.58%	7.32%	(0.19)%	4.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$58.5	$40.6	$31.9	$14.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	0.99%	0.99%	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.95%	2.17%	3.26%	7.00	%(e)
Net investment income (loss)	1.26%	1.36%	1.19%	1.21	%(e)
Portfolio turnover rate	44%	52%	49%	20	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST Wellington Management Global Bond Portfolio
	Year Ended December 31,		July 13, 2015(c) through December 31, 2015
	2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.39	$10.13	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10	0.09	0.04
Net realized and unrealized gain (loss) on investments	0.16	0.17	0.09

Total from investment operations	0.26	0.26	0.13

Net Asset Value, end of period	$10.65	$10.39	$10.13

Total Return(a)	2.50%	2.57%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,007.9	$1,546.9	$946.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.90%	0.91%	0.93	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.90%	0.91%	0.93	%(e)
Net investment income (loss)	0.93%	0.81%	0.86	%(e)
Portfolio turnover rate	73%	79%	16	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Wellington Management Real Total Return Portfolio
	Year Ended December 31,		July 13, 2015(c) through December 31, 2015
	2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$9.08	$9.42	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	0.15	(0.32)	(0.59)

Total from investment operations	0.13	(0.34)	(0.58)

Net Asset Value, end of period	$9.21	$9.08	$9.42

Total Return(a)	1.43%	(3.61)%	(5.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$18.2	$17.0	$15.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.42%	1.42%	1.42	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.68%	2.54%	2.97	%(e)
Net investment income (loss)	(0.23)%	(0.18)%	0.31	%(e)
Portfolio turnover rate	134%	215%	58	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Advanced Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AST AB Global Bond Portfolio, AST BlackRock Multi-Asset Income Portfolio, AST Columbia Adaptive Risk Allocation Portfolio, AST Emerging Managers Diversified Portfolio, AST FQ Absolute Return Currency Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Goldman Sachs Global Income Portfolio, AST Goldman Sachs Strategic Income Portfolio, AST Jennison Global Infrastructure Portfolio, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Morgan Stanley Multi-Asset Portfolio, AST Neuberger Berman Long/Short Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, AST QMA International Core Equity Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio, AST Wellington Management Global Bond Portfolio, and AST Wellington Management Real Total Return Portfolio (the “Portfolios”), each a portfolio of Advanced Series Trust, including the schedules of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the four-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Emphasis of Matter

As discussed in Note 9 to the financial statements, the Board of Trustees approved a liquidation plan for the AST BlackRock Multi-Asset Income Portfolio which, subject to shareholder approval of the Plan of Substitution, is expected to be effective on or about April 30, 2018.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Insurance investment companies since 2003.

New York, New York

February 23, 2018

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Advanced Series Trust (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Trustee	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 50) Trustee Since February 2011	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	107	Director of NextEra Energy Partners, LP (NYSE: NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 68) Trustee Since January 2013	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	107	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 58) Trustee Since September 2014	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	107	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 67) Trustee Since January 2013	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	107	None

E1

Independent Trustees
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Trustee	Other Directorships Held by Trustee**
Stephen M. Chipman* (Age: 56) Trustee Since January 2018	Chief Executive Officer of Radius GGE (USA), Inc. (Since June 2016); formerly, Senior Vice Chairman (December 2014-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	107	None
Robert F. Gunia* (Age: 71) Trustee Since July 2003	Director of ICI Mutual Insurance Company (June 2016-present); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	107	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 76) Trustee Since July 2003 Independent Chair Since July 2003	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	107	None
Thomas M. O’Brien* (Age: 67) Trustee Since July 2003	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	107	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 52) Trustee Since October 2009	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	107	None

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Edward C. Merrill, IV, CFA* (33) Vice President Trust Officer Since June 2017	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).
Raymond A. O’Hara* (62) Chief Legal Officer Trust Officer Since June 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (42) Chief Compliance Officer Trust Officer Since 2014	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Mutual Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.
Deborah A. Docs* (60) Secretary Trust Officer Since May 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (59) Assistant Secretary Trust Officer Since May 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (43) Assistant Secretary Trust Officer Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French* (55) Assistant Secretary Trust Officer Since October 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (43) Assistant Secretary Trust Officer Since May 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (54) Treasurer and Principal Financial & Accounting Officer Trust Officer Since February 2006	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).
Peter Parrella* (59) Assistant Treasurer Trust Officer Since June 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (50) Assistant Treasurer Trust Officer Since April 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (56) Assistant Treasurer Trust Officer Since April 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Charles H. Smith* (45) Anti-Money Laundering Compliance Officer Trust Officer Since January 2017	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).
Alina Srodecka, CPA* (51) Assistant Treasurer Trust Officer Since June 2017	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800) SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2018 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-G

Advanced Series Trust

ANNUAL REPORT	December 31, 2017

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST BlackRock/Loomis Sayles Bond Portfolio

AST BlackRock Low Duration Bond Portfolio

AST T. Rowe Price Asset Allocation Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2017

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST BlackRock/Loomis Sayles Bond Portfolio	A1
	AST BlackRock Low Duration Bond Portfolio	A100
	AST T. Rowe Price Asset Allocation Portfolio	A130
	Glossary	A189

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2017

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2018

Market Overview — unaudited	Annual Report	December 31, 2017

Equity Market Overview

Stocks markets around the world rallied in 2017 bolstered by reports of accelerating global economic growth. Equities in emerging markets posted the best returns. In the United States, the S&P 500® Index rose 21.82% and generated positive returns every month of the period.

Market and economic highlights

U.S. stocks performed well in the first quarter driven by investors’ hopes for tax cuts, a rise in consumer spending and corporate profits, and regulatory reforms. Positive economic news abroad also increased appetite for equities. In March, the Federal Reserve raised its target for the short-term federal funds rate by 0.25%, and would proceed to do so again in June and December. Central banks in several other countries scaled back their quantitative-easing efforts.

Second-quarter corporate profits were strong. In August, stocks retreated in reaction to mounting tensions between the U.S. and North Korea, but the pullback was short-lived. During the fourth quarter, stocks advanced again on positive corporate earnings, and in anticipation of tax reform. Corporate earnings rose at double-digit levels in Europe and Japan in the third quarter.

In late December, President Donald J. Trump signed the Tax Cuts and Jobs Act into law, reducing the corporate tax rate from 35% to 21% (effective 2018).

Following a sluggish first quarter, Gross Domestic Product (GDP) growth rose above 3% in the second and third quarters, yet inflation remained tame. The unemployment rate fell to 4.1% — its lowest level since 2000, and investment by businesses picked up. Unemployment also dropped in many other nations including Germany, the United Kingdom, and Japan. The U.S. dollar closed the year sharply lower against other major currencies.

Information technology stocks soar

For the 12 months, nine of the S&P 500’s 11 sectors turned in double-digit returns, and only two ended in negative territory. Information technology led with a return of 38.83%. Demand for cyclical stocks was strong. The materials sector was the second-best performer, rising 23.84%, followed by consumer discretionary, up 22.98%. Next in line was the financial sector, which gained 22.18%. Rising interest rates, which increase lenders’ profit margins; solid earnings, and a loosening of regulations boosted demand for this group. Investors snapped up health care stocks, which rose 22.08% in anticipation of health care reform. The industrials and consumer staples sectors followed, returning 21.03% and 13.49%, respectively.

Despite their favorable dividends, the defensive utilities and real estate sectors lagged but returned an impressive 12.11% and 10.85%, respectively. Telecommunications stocks, facing competitive pressures from cable companies, ended down 1.25%. Energy stocks finished down 1.01%. Their prices fell sharply during the first half of the year as oil prices tumbled, although both the sector and oil prices rebounded later in the year.

Growth and large-cap stocks outperform in Russell Indexes

The Russell US indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), ended 2017 higher. For the year, the Russell 1000 Growth Index returned 30.21%, more than doubling the Russell 1000 Value Index’s 13.66% return. Growth outperformed due in part to huge gains of large-cap tech stocks. By contrast, the energy sector detracted from value stocks’ performance. Large-cap equities, as measured by the Russell 1000® Index, gained 21.69%. The sector was bolstered by a pickup in economic activity abroad, U.S. dollar weakness, and rising short-term rates The Russell Midcap® Index returned 18.52%. Small-caps, as measured by the Russell 2000® Index, returned 14.65%.

Emerging markets lead international markets

Equities trading in emerging markets, particularly technology and financial issues, soared on reports of improving earnings and fundamentals. The MSCI Emerging Markets Index, net of dividends, rose 37.28% in U.S. dollars and 30.55% in local-currency terms. In U.S. dollars, Far East and Asian stocks rallied 43.53% and 42.83%, respectively. The Brazil, Russia, India, and China (BRIC) group advanced 41.75%, EMEA returned 24.54%. Latin America rose 23.74%, and Europe returned 20.54%.

On a country basis, Poland led with a return of 54.72%. China followed posting a return of 54.07%, and South Korea advanced 47.30%. Conversely, Pakistan, in contrast to its stellar performance in 2016, finished down 24.44%. Qatar dropped 11.51%.

The MSCI-EAFE Index, which measures the performance of developed markets excluding the United States and Canada, returned (net of dividends) 25.03% in U.S dollars and 15.23% in local-currency terms. In U.S. dollars, the best-performing markets were Austria, which returned 58.31%; Hong Kong, which rose 36.17%, and Denmark, which advanced 34.69%.

In the Pacific region, Singapore followed Hong Kong with a gain of 35.57%. Japan rose 23.99% driven by reports of explosive corporate earnings, increased trade, and monetary stimulus. Eurozone equities benefitted from a rise in consumer confidence and diminishing political uncertainty. “Heavy weights” in this group that performed well included France, which rose 28.75%; Italy, which advanced 28.43%; Germany, which returned 27.70%; and the United Kingdom, which gained 22.30%. Israel bucked the trend, returning merely 2.06%.

Market Overview — unaudited	Annual Report	December 31, 2017

Fixed Income Market Overview

Bond markets in many developed and emerging markets advanced in 2017 despite interest rate hikes and other reductions in economic stimulus by central banks, broad-based global economic expansion, rising commodity prices, and geopolitical concerns.

Over the 12-month period, based on the performance of Bloomberg Barclays bond indexes, U.S. investment-grade bonds returned 3.54%. Corporate high-yield bonds returned 7.50%. Investment-grade corporate bonds followed with a gain of 6.42%. Treasury Inflation Protected Securities (TIPS) advanced 3.01%. Agency mortgage-backed securities returned 2.47%, closing marginally higher than U.S. Treasury securities, which returned 2.30%.

Municipal bonds advanced 5.45% and global investment-grade bonds gained 7.40%, according to Bloomberg Barclays bond index returns. Emerging markets, as measured by the J.P. Morgan EMBI Global Diversified Index, outperformed with a return of 10.26%.

Central banks react to global economic growth

Following a sluggish first quarter, Gross Domestic Product (GDP) growth in the U.S. rose above 3% in the second and third quarters. The unemployment rate fell to 4.1% — its lowest level since 2000, and investment by businesses picked up. Unemployment also dropped in many other nations including Germany, the United Kingdom, and Japan, which benefited from its aggressive stimulus campaign. Oil prices dropped in the first half of the year but rallied later, particularly in the final quarter, to close the period higher. In contrast to the euro, the U.S. dollar closed the year sharply lower against other major currencies.

Despite low inflation, the Federal Reserve raised its target for the short-term federal funds interbank-lending rate three times during the year, each time by a quarter of a percentage point. Central banks in several other countries scaled back their quantitative-easing efforts.

During the period, the European Central Bank (ECB) trimmed its bond purchases and said that it would further reduce them in 2018. Central banks, including the Bank of England and the People’s Bank of China, raised interest rates.

In late December, President Donald J. Trump signed the Tax Cuts and Jobs Act into law, reducing the corporate tax rate from 35% to 21% (effective January 2018).

U.S. Treasury yield curve flattens

The gap between yields on two-year and 10-year U.S. treasuries narrowed considerably as the Fed raised short-term rates, although the bond markets took the incremental rate hikes in stride thanks to the central bank’s forward guidance. Over the 12 months, long-term treasury bonds in particular posted sizeable gains. The yield on the 10-year U.S. Treasury, which moves opposite to price, ended the period at 2.40%.

Corporate bonds advance

Investors’ favorable reception to U.S. tax reforms, solid corporate earnings, and positive global economic growth drove U.S. corporate bond prices higher over the year.

In the investment-grade arena, long-term U.S. corporate bonds performed especially well. European bonds trailed their U.S. peers by a wide margin but outperformed U.S. Treasuries.

In the U.S. high-yield category, the lowest-rated credits performed best. Bonds rated CCC returned 10.6% for the year, according to Bloomberg Barclays data. Returns of U.S. high-yield bonds were more modest in the final quarter of the year due in part to uncertainties regarding tax reform, global growth, and other factors.

Emerging market bonds and currencies rally

Emerging markets overall generated impressive returns despite political uncertainties and rising short-term interest rates in developed markets. The returns were fueled by global economic expansion; a rise in commodity prices such as oil, which retreated during the first half of the year but rebounded to close the year higher at about $60 per barrel; a weaker U.S. dollar (in contrast to the strong performance of currencies of many emerging markets); and relatively tame inflation. Economic growth in countries including Russia, Brazil, and Argentina, expanded in 2017 after contracting the prior year.

TIPS advance as year comes to a close

Although some bond categories like U.S. high-yield bonds lost momentum in the final month of the period, inflation-linked U.S. TIPS rose 0.92% that month — accounting for nearly one-third of their return for the 12 months.

AST BlackRock/Loomis Sayles Bond Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	4.36%	1.73%	4.19%
Bloomberg Barclays US Aggregate Bond Index	3.54	2.10	4.01

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST BlackRock/Loomis Sayles Bond Portfolio returned 4.36%.

The net assets of the Portfolio at December 31, 2017 were $3,789.3 million.

The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management. The Portfolio is subadvised by BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock (Singapore) Limited, and Loomis Sayles & Company, LP.

What were market conditions during the reporting period?

The markets were dominated in 2017 by the positive economic backdrop in the US, accelerating global growth, and a myriad of political and financial headlines that led to surprisingly low market volatility. Despite weak inflation throughout most of the year, the Federal Reserve (Fed) showed a continued conviction for raising interest rates, increasing the federal funds rate three times to end the year in a target range of between 1.25% and 1.50%. Firm economic data, robust employment (job gains for 86 consecutive months, the longest streak in US history), strong corporate earnings, and solid US GDP growth helped propel risk assets and drove continued spread tightening. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) The year ended on a high note for the markets, with Congress passing a $1.5 trillion tax reform bill. The legislation was the first overhaul of the US tax code in more than 30 years and President Trump’s first legislative victory in his inaugural year. After the bill was passed, Treasury yields climbed to multi-month highs, with two-year yields reaching their highest level of the year (1.92%) and 10-year yields touching their highest level in nine months (2.50%). At the same time, the Dow Jones Industrial Average closed above 24,000 for the first time in the index’s history.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio generated positive returns during the period, as both the BlackRock and Loomis Sayles sleeves outperformed. The main driver of the Portfolio’s outperformance (as well as that of both sleeves) was overweight positioning (holding a higher percentage than the Bloomberg Barclays US Aggregate Bond Index (the Index)) in high yield corporate bonds, asset-backed securities, collateralized loan obligations, non-agency mortgage-backed securities, and commercial mortgage-backed securities. The Portfolio also benefited from its allocations to the emerging markets and to US Treasury inflation-protected securities (TIPS). Its underweight (holding fewer securities or none) to holdings in the Index in lower yielding, more rate-sensitive US government debt contributed positively, as non-government bond sectors continued to outperform. Within the BlackRock sleeve, active currency positioning, along with security selection among investment-grade corporate bonds, detracted from returns. Within the Loomis Sayles sleeve, duration positioning was positive. (Duration is a measure of a bond’s price sensitivity to interest rates over time.)

The Portfolio uses derivatives, mostly to hedge portfolio positions and exposures. The Loomis Sayles sleeve used a euro currency forward to neutralize the effect of euro currency exposure in euro-denominated securities, which had a minimal impact on performance.

The Loomis Sayles sleeve also utilized a Mexican peso currency forward, which added to performance. The BlackRock sleeve used derivatives as a broader risk management strategy. The sleeve employed futures, currency forwards, swaps, and options to manage duration and yield curve exposure, take active currency positions, and to hedge currency risk. The use of these derivatives had a minimal impact on the Portfolio’s performance relative to the benchmark. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST BlackRock Low Duration Bond Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	1.70%	0.30%	2.33%
ICE BofA Merrill Lynch 1-3 Year Treasury Index	0.42	0.56	1.44
Bloomberg Barclays 1-3 Year US Gov’t/Credit Bond Index	0.84	0.84	1.85

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST BlackRock Low Duration Bond Portfolio returned 1.70%.

The net assets of the Portfolio at December 31, 2017 were $638.0 million.

The investment objective of the Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. The Portfolio is subadvised by BlackRock Financial Management, Inc.

What were market conditions during the reporting period?

The markets were dominated in 2017 by the positive economic backdrop in the US, accelerating global growth, and a myriad of political and financial headlines that led to surprisingly low market volatility. Despite weak inflation throughout most of the year, the Federal Reserve (Fed) showed a continued conviction for raising interest rates, increasing the federal funds rate three times to end the year in a target range of between 1.25% and 1.50%. Firm economic data, robust employment (job gains for 86 consecutive months, the longest streak in US history), strong corporate earnings, and solid US GDP growth helped propel risk assets and drove continued spread tightening. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) The year ended on a high note for the markets, with Congress passing a $1.5 trillion tax reform bill. The legislation was the first overhaul of the US tax code in more than 30 years and President Trump’s first legislative victory in his inaugural year. After the bill was passed, Treasury yields climbed to multi-month highs, with two-year yields reaching their highest level of the year (1.92%) and 10-year yields touching their highest level in nine months (2.50%). At the same time, the Dow Jones Industrial Average closed above 24,000 for the first time in the index’s history.

During 2017, many short duration fixed income investors focused on the dramatic flattening of the US Treasury yield curve, with the spread between two-year and 10-year yields finishing the year at 51 basis points, the flattest level since 2007. (A basis point in 1/100th of a percent.) A flattening yield curve can be a recession warning, but given the robust global and US macroeconomic backdrop, the flattening seen in 2017 was thought to relate to rising interest rates coupled with subdued inflation. While higher short-term yields created a tough environment for short duration strategies, tightening credit spreads and higher coupon income counterbalanced the effects, supporting positive absolute returns.

What strategies or holdings affected the Portfolio’s performance?

The largest positive contributors to the Portfolio’s performance was its overweight, (holding a higher percentage than the Bloomberg Barclays US 1-3 Year Govt/Credit Index (the Index) in investment-grade corporate bonds, as well as its allocations to asset-backed securities (ABS), high yield corporate bonds, commercial mortgage-backed securities (CMBS), mortgage-backed securities, and sovereign plus government bonds. Detracting from performance was security selection among investment-grade corporate bonds and the Portfolio’s active currency exposure.

At the beginning of 2017, the markets anticipated that the incoming new US administration would spur US economic growth and then inflation due to its pro-growth agenda. In response, the Portfolio’s spread duration was increased by adding to its overweight position (a higher percentage of holdings than held in the Index) in corporate bonds, particularly within the financials sector. (Spread duration is the price sensitivity of an asset class to changes in its spread versus US Treasuries.) In addition, the Portfolio’s structured credit allocation was increased through additional exposure to ABS and, to a lesser extent, CMBS.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST BlackRock Low Duration Bond Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited) (Continued)

During the second half of the year, concerns over the Fed’s change in reinvestment policies associated with balance sheet normalization caused mortgage-backed securities to lag the rally seen in other short duration sectors. At that time, the Portfolio tactically increased its allocation to mortgage-backed securities and then took profits as the asset class rallied. During the period, the Portfolio tactically shifted its duration positioning, but generally maintained a bias toward a short duration.

At the end of the period, the Portfolio held an overweight (a larger percentage of holdings than the Index) to corporate bonds against holdings in the Index, and had allocations to mortgage-backed securities, CMBS, ABS, and high yield corporate bonds. The Portfolio maintained an underweight to lower-yielding government sectors, including nominal US Treasuries and agency debentures.

Derivatives had a minimal impact on the Portfolio’s returns relative to the benchmark. Derivatives are used as a broader risk management strategy. The Portfolio utilizes futures, currency forwards, swaps, and options to manage duration and yield curve exposure, take active currency positions, and hedge currency risk. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST T. Rowe Price Asset Allocation Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	15.41%	8.96%	6.19%
Blended Index	14.45	9.11	6.19
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST T. Rowe Price Asset Allocation Portfolio returned 15.41%.

The net assets of the Portfolio at December 31, 2017 were $15,569.1 million.

The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

What were market conditions during the reporting period?

US stocks posted excellent returns in 2017, as major stock indexes reached new highs amid the ninth consecutive year of positive returns for the S&P 500 Index. Returns were lifted in part by favorable corporate earnings and economic growth, though optimism surrounding the Trump administration’s proposals for lower tax rates, reduced regulation, and increased infrastructure spending also buoyed the equity market. The Federal Reserve, as was widely expected, raised short-term interest rates three times during the year. After peaking following the first Fed rate increase in March, US Treasury yields edged lower through early September on geopolitical and policy disappointment concerns. However, yields rose to close the year as the Fed began to taper its balance sheet and the passage of tax reform legislation improved the outlook for economic growth in 2018.

Developed international equity markets outperformed US shares, as returns to US-based investors were enhanced by a weaker dollar. Developed Asian markets, notably Singapore, Hong Kong, and Japan, advanced considerably during the year. While uncertainty surrounding Brexit drove the UK to lag other markets, many eurozone markets broadly benefited from positive economic data, continued European Central Bank stimulus, and a wave of election results that served to diminish political uncertainty and concerns of rising extremism.

In this environment, multi-asset portfolios with high allocations to US equities and certain diversifying sectors — such as developed international equities and emerging markets and high yield bonds — would have outperformed their peers. On the other hand, those portfolios with outsized exposure to US investment-grade bonds would have underperformed their peers.

What strategies or holdings affected the Portfolio’s performance?

For the 12-month period ended December 31, 2017, the Portfolio outperformed its Blended Index (the Index). Security selection within the underlying portfolios drove outperformance, and the inclusion of diversifying sectors also added value. However, tactical allocation (short-term) decisions hurt returns.

Security selection within the underlying portfolios drove performance relative to the Index. Most notably, the US large-cap, international equity, US small-cap, and US investment-grade bond portfolios all outperformed their respective benchmarks for the period. Selection within the real asset equities underlying portfolio, which trailed its weighted benchmark, had a modest negative impact on returns.

The inclusion of diversifying sectors within the Portfolio positively contributed to returns relative to the Index. Exposure to emerging markets and high yield bonds, which outperformed the Bloomberg Barclays US Aggregate Bond Index, lifted relative results. However, exposure to real assets equities — which trailed the equity benchmark in the Index for the year — weighed on results.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST T. Rowe Price Asset Allocation Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited) — (continued)

Tactical allocation decisions detracted from relative results for the year, led by an underweight allocation to equities relative to fixed income securities. Stocks outperformed bonds throughout the year, which saw several major equity indexes reach record highs. This impact was offset somewhat by a favorable underweight (fewer holdings than the Index) allocation to real assets relative to global equities, as real assets lagged global equities for the year.

At the end of the reporting period, the Portfolio held interest rate futures. It also held CDX swaptions, and had exposure to the CDX. The CDX is a series of indexes that track North American and emerging market credit derivative indexes. Additionally, the Portfolio held Credit Default Swaps (CDS), which are like an insurance policy on a bond in the case of default by the issuer of a bond. Also held were currency forwards, index futures, and rights, generating an exposure of 24.5%. These instruments were held at various points throughout the reporting period. The estimated return impact from employing currency forwards and futures was positive. Options were slightly negative. Rights were negligible. Swaps were slightly positive and warrants had a negligible effect on performance. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2017

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

AST T. Rowe Price Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (45%), an unmanaged market cap weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

Bloomberg Barclays 1-3 Year US Gov’t/Credit Bond Index is an unmanaged index which is a component of the US Government/Credit Bond Index, which includes treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are an investment grade with a maturity between one and three years.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE BofA Merrill Lynch 1-3 Year Treasury Index is an unmanaged sub-index of the ICE BofA Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2017

AST BlackRock / Loomis Sayles Bond
Fund Composition	(% of Net Assets	)
Corporate Bonds	30.6%
U.S. Treasury Obligations	29.8%
U.S. Government Agency Obligations	26.9%
Asset-Backed Securities	10.4%
Sovereign Bonds	5.1%

AST BlackRock Low Duration Bond
Fund Composition	(% of Net Assets	)
Corporate Bonds	38.8%
Asset-Backed Securities	23.9%
Commercial Mortgage-Backed Securities	13.0%
U.S. Government Agency Obligations	8.5%
U.S. Treasury Obligation	6.8%

AST T. Rowe Price Asset Allocation
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 2.000%, 08/31/21	1.3%
Microsoft Corp.	1.1%
Apple, Inc.	1.1%
Amazon.com, Inc.	0.8%
Facebook, Inc. (Class A Stock)	0.8%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2017

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST BlackRock/Loomis Sayles Bond Portfolio	Actual	$1,000.00	$1,014.90	0.84%	$4.27
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
AST BlackRock Low Duration Bond Portfolio	Actual	$1,000.00	$1,004.70	0.72%	$3.64
	Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67
AST T. Rowe Price Asset Allocation Portfolio	Actual	$1,000.00	$1,068.60	0.87%	$4.54
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2017, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 115.8% ASSET-BACKED SECURITIES — 10.4%	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Automobiles — 1.3%
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class C	2.510%	01/08/21	12,535	$12,569,812
AmeriCredit Automobile Receivables Trust, Series 2015-4, Class B	2.110%	01/08/21	570	569,698
AmeriCredit Automobile Receivables Trust, Series 2015-4, Class C	2.880%	07/08/21	360	363,112
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%	07/20/21	2,000	1,997,918
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 144A	2.990%	06/20/22	2,885	2,902,918
Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class A, 144A	2.720%	11/20/22	3,890	3,870,677
Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A, 144A	3.070%	09/20/23	2,870	2,891,316
California Republic Auto Receivables Trust, Series 2015-4, Class A3, 144A	2.040%	01/15/20	555	555,683
CPS Auto Receivables Trust, Series 2015-B, Class A, 144A	1.650%	11/15/19	533	532,681
CPS Auto Receivables Trust, Series 2015-C, Class C, 144A	3.420%	08/16/21	4,045	4,062,807
CPS Auto Trust, Series 2017-A, Class B, 144A	2.680%	05/17/21	2,070	2,072,503
Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A, 144A	2.420%	11/15/23	1,825	1,828,864
Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 144A	2.150%	04/15/24	1,570	1,563,268
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A, 144A	2.560%	10/15/25	1,345	1,342,909
Drive Auto Receivables Trust, Series 2016-BA, Class B, 144A	2.560%	06/15/20	393	393,122
Drive Auto Receivables Trust, Series 2016-BA, Class C, 144A	3.190%	07/15/22	1,805	1,818,723
Drive Auto Receivables Trust, Series 2017 BA, Class B, 144A	2.200%	05/15/20	340	340,212
Drive Auto Receivables Trust, Series 2017-1, Class B	2.360%	03/15/21	775	775,697
Drive Auto Receivables Trust, Series 2017-AA, Class B, 144A	2.510%	01/15/21	645	646,796
Drive Auto Receivables Trust, Series 2017-AA, Class C, 144A	2.980%	01/18/22	885	890,937
DT Auto Owner Trust, Series 2017-1A, Class A, 144A	1.560%	06/15/20	383	382,274
DT Auto Owner Trust, Series 2017-2A, Class A, 144A	1.720%	05/15/20	523	522,288
Exeter Automobile Receivables Trust, Series 2016-1A, Class A, 144A	2.350%	07/15/20	177	177,043
Exeter Automobile Receivables Trust, Series 2017-1A, Class A, 144A	1.960%	03/15/21	616	615,114
First Investors Auto Owner Trust, Series 2017-1A, Class A1, 144A	1.690%	04/15/21	358	357,296
Flagship Credit Auto Trust, Series 2016-1, Class A, 144A	2.770%	12/15/20	1,067	1,070,794
Santander Drive Auto Receivables Trust, Series 2014-2, Class C	2.330%	11/15/19	4,205	4,209,706

				49,324,168

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations — 4.4%
Adams Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A2R, 3 Month LIBOR + 1.100%, 144A	2.459%	(c)	07/15/26	950	$952,877
Allegro CLO Ltd. (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.130%, 144A	—%	(p)	01/16/30	730	729,999
ALM Ltd. (Cayman Islands), Series 2012-5A, Class A1R3, 3 Month LIBOR + 0.910%, 144A	2.264%	(c)	10/18/27	850	850,546
ALM Ltd. (Cayman Islands), Series 2012-6A, Class A2RR, 3 Month LIBOR + 1.600%, 144A	2.959%	(c)	07/15/26	277	277,183
ALM Ltd., Series 2014-11A, Class A1R, 3 Month LIBOR + 1.140%, 144A	2.493%	(c)	10/17/26	2,971	2,982,276
ALM Ltd. (Cayman Islands), Series 2014-14A, Class A1R, 3 Month LIBOR + 1.150%, 144A	2.528%	(c)	07/28/26	4,330	4,330,999
ALM Ltd. (Cayman Islands), Series 2015-12A, Class BR, 3 Month LIBOR + 2.050%, 144A	3.409%	(c)	04/16/27	370	372,657
ALM Ltd./ALM LLC (Cayman Islands), Series 2015-16A, Class BR, 3 Month LIBOR + 2.050%, 144A	3.409%	(c)	07/15/27	410	413,122
AMMC CLO Ltd. (Cayman Islands), Series 2013-12A, Class AR, 3 Month LIBOR + 1.200%, 144A	2.610%	(c)	11/10/30	500	503,084
AMMC CLO Ltd. (Cayman Islands), Series 2013-13A, Class A1LR, 3 Month LIBOR + 1.260%, 144A	2.625%	(c)	07/24/29	590	594,430
AMMC CLO Ltd. (Cayman Islands), Series 2015-17A, Class B, 3 Month LIBOR + 2.300%, 144A	3.716%	(c)	11/15/27	330	332,994
AMMC CLO Ltd. (Cayman Islands), Series 2016-18A, Class AL1, 3 Month LIBOR + 1.570%, 144A	3.032%	(c)	05/26/28	1,290	1,298,376
AMMC CLO Ltd. (Cayman Islands), Series 2016-19A, Class C, 3 Month LIBOR + 2.800%, 144A	4.159%	(c)	10/15/28	180	182,883
AMMC CLO Ltd. (Cayman Islands), Series 2017-21A, Class A, 3 Month LIBOR + 1.250%, 144A	2.637%	(c)	11/02/30	250	251,503
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1R, 3 Month LIBOR + 1.250%, 144A	2.609%	(c)	10/13/30	490	491,834
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5RA, Class B, 3 Month LIBOR + 1.450%, 144A	3.108%	(c)	01/15/30	1,420	1,419,999
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5RA, Class C, 3 Month LIBOR + 1.850%, 144A	3.508%	(c)	01/15/30	640	639,999
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2015-6A, Class AR, 3 Month LIBOR + 1.270%, 144A	2.629%	(c)	07/15/30	1,030	1,037,290
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2015-7A, Class AR, 3 Month LIBOR + 0.960%, 144A	2.319%	(c)	10/15/27	4,290	4,292,034
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2015-7A, Class B1R, 3 Month LIBOR + 1.300%, 144A	2.659%	(c)	10/15/27	650	650,887

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3A, Class A2AR, 3 Month LIBOR + 2.050%, 144A	3.428%	(c)	04/28/26	440	$441,949
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3A, Class BR, 3 Month LIBOR + 2.650%, 144A	4.028%	(c)	04/28/26	250	250,643
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5A, Class CR, 3 Month LIBOR + 2.200%, 144A	3.559%	(c)	10/15/26	390	390,009
Apidos CLO (Cayman Islands), Series 2013-12A, Class A, 3 Month LIBOR + 1.100%, 144A	2.459%	(c)	04/15/25	4,492	4,500,585
Apidos CLO (Cayman Islands), Series 2013-15A, Class A1R, 3 Month LIBOR + 1.100%, 144A	2.463%	(c)	10/20/25	500	500,723
Apidos CLO (Cayman Islands), Series 2013-16A, Class A1R, 3 Month LIBOR + 0.980%, 144A	2.337%	(c)	01/19/25	1,949	1,952,293
Apidos CLO (Cayman Islands), Series 2014-18A, Class A1R, 3 Month LIBOR + 1.120%, 144A	2.483%	(c)	07/22/26	250	251,123
Arbor Realty Collateralized Loan Obligation Ltd. (Cayman Islands), Series 2015-FL2A, Class A, 1 Month LIBOR + 1.750%, 144A	3.227%	(c)	09/15/25	560	564,726
Arbor Realty Collateralized Loan Obligation Ltd. (Cayman Islands), Series 2017-FL3, Class A, 1 Month LIBOR + 0.990%, 144A	2.233%	(c)	12/15/27	700	700,497
Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands), Series 2016-FL1A, Class A, 1 Month LIBOR + 1.700%, 144A	3.177%	(c)	09/15/26	950	947,055
Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands), Series 2017-FL2, Class A, 1 Month LIBOR + 0.990%, 144A	2.403%	(c)	08/15/27	330	330,000
Ares CLO Ltd. (Cayman Islands), Series 2013-3A, Class B1R, 3 Month LIBOR + 1.500%, 144A	2.853%	(c)	10/17/24	490	491,654
Ares CLO Ltd. (Cayman Islands), Series 2013-3A, Class C1R, 3 Month LIBOR + 2.100%, 144A	3.453%	(c)	10/17/24	420	421,539
Ares CLO Ltd. (Cayman Islands), Series 2015-1A, Class A2R, 3 Month LIBOR + 1.950%, 144A	3.445%	(c)	12/05/25	330	333,765
ARI Investments LLC^	0.001%		01/06/25	1,070	1,069,999
Arrowmark Colorado Holdings (Cayman Islands), Series 2017-8A, Class A1, 3 Month LIBOR + 1.160%, 144A^	2.773%	(c)	10/25/30	430	430,000
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2013-2A, Class A1LR, 3 Month LIBOR + 0.980%, 144A	2.396%	(c)	02/17/26	2,000	2,001,926
Atrium (Cayman Islands), Series 10A, Class B1R, 3 Month LIBOR + 1.450%, 144A	2.809%	(c)	07/16/25	900	900,419
Atrium (Cayman Islands), Series 10A, Class CR, 3 Month LIBOR + 1.950%, 144A	3.309%	(c)	07/16/25	260	261,094
Avery Point CLO Ltd. (Cayman Islands), Series 2014-5A, Class AR, 3 Month LIBOR + 0.980%, 144A	2.333%	(c)	07/17/26	690	692,112
Avery Point CLO Ltd. (Cayman Islands), Series 2015-7A, Class A1, 3 Month LIBOR + 1.500%, 144A	2.859%	(c)	01/15/28	460	464,658
Babson CLO Ltd. (Cayman Islands), Series 2015-2A, Class AR, 3 Month LIBOR + 1.190%, 144A	2.553%	(c)	10/20/30	520	524,317

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Ballyrock CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.590%, 144A	2.949%	(c)	10/15/28	440	$446,942
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2015-VIA, Class A1R, 3 Month LIBOR + 1.240%, 144A	2.594%	(c)	10/18/29	2,210	2,212,979
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2015-VIA, Class A2R, 3 Month LIBOR + 1.720%, 144A	3.074%	(c)	10/18/29	623	629,418
BlueMountain CLO Ltd. (Cayman Islands), Series 2013-3A, Class CR, 3 Month LIBOR + 1.900%, 144A	3.278%	(c)	10/29/25	620	620,416
BlueMountain CLO Ltd. (Cayman Islands), Series 2013-4A, Class AR, 3 Month LIBOR + 1.010%, 144A	2.369%	(c)	04/15/25	1,870	1,875,183
BlueMountain CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.260%, 144A	2.638%	(c)	04/30/26	600	604,088
BlueMountain CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 3 Month LIBOR + 0.930%, 144A	2.293%	(c)	07/20/26	250	250,421
BlueMountain CLO Ltd. (Cayman Islands), Series 2014-4A, Class A1R, 3 Month LIBOR + 1.350%, 144A	2.818%	(c)	11/30/26	730	734,578
BlueMountain CLO Ltd. (Cayman Islands), Series 2015-3A, Class A1, 3 Month LIBOR + 1.480%, 144A	2.843%	(c)	10/20/27	4,000	4,026,971
Bowman Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 3 Month LIBOR + 1.180%, 144A	2.642%	(c)	11/23/25	650	653,289
BSPRT Issuer Ltd. (Cayman Islands), Series 2017-FL1, Class A, 1 Month LIBOR + 1.350%, 144A	2.827%	(c)	06/15/27	790	792,097
Canyon Capital CLO Ltd., Series 2006-1A, Class A1, 3 Month LIBOR + 0.250%, 144A	1.838%	(c)	12/15/20	161	161,388
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2013-4A, Class A1, 3 Month LIBOR + 1.470%, 144A	2.829%	(c)	10/15/25	370	370,249
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2015-1A, Class CR, 3 Month LIBOR + 2.000%, 144A	3.363%	(c)	04/20/27	250	250,724
CBAM Ltd. (Cayman Islands), Series 2017-2A, Class B1, 3 Month LIBOR + 1.750%, 144A	3.141%	(c)	10/17/29	590	594,603
CBAM Ltd. (Cayman Islands), Series 2017-3A, Class A, 3 Month LIBOR + 1.230%, 144A	2.599%	(c)	10/17/29	720	724,032
CBAM Ltd. (Cayman Islands), Series 2017-3A, Class B1, 3 Month LIBOR + 1.700%, 144A	3.069%	(c)	10/17/29	250	251,734
Cedar Funding CLO Ltd. (Cayman Islands), Series 2014-4A, Class AR, 3 Month LIBOR + 1.230%, 144A	2.593%	(c)	07/23/30	550	553,030
Cedar Funding CLO Ltd. (Cayman Islands), Series 2016-5A, Class A1, 3 Month LIBOR + 1.610%, 144A	2.963%	(c)	07/17/28	850	855,340
Cedar Funding CLO Ltd. (Cayman Islands), Series 2017-8A, Class A1, 3 Month LIBOR + 1.250%, 144A	2.618%	(c)	10/17/30	3,018	3,032,699

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Cedar Funding CLO Ltd. (Cayman Islands), Series 2017-8A, Class B, 3 Month LIBOR + 1.700%, 144A	3.068%	(c)	10/17/30	560	$564,088
CIFC Funding Ltd. (Cayman Islands), Series 2013-2A, Class A1LR, 3 Month LIBOR + 1.210%, 144A	2.564%	(c)	10/18/30	1,260	1,270,509
CIFC Funding Ltd. (Cayman Islands), Series 2013-4A, Class B1R, 3 Month LIBOR + 1.500%, 144A	2.962%	(c)	11/27/24	1,140	1,142,374
CIFC Funding Ltd. (Cayman Islands), Series 2014-1A, Class AR, 3 Month LIBOR + 1.050%, 144A	2.404%	(c)	04/18/25	1,780	1,784,289
CIFC Funding Ltd. (Cayman Islands), Series 2014-2A, Class A1LR, 3 Month LIBOR + 1.200%, 144A	2.654%	(c)	05/24/26	3,399	3,416,308
CIFC Funding Ltd. (Cayman Islands), Series 2014-3A, Class C1R, 3 Month LIBOR + 1.900%, 144A	3.263%	(c)	07/22/26	310	311,276
CIFC Funding Ltd. (Cayman Islands), Series 2014-4A, Class A1R, 3 Month LIBOR + 1.380%, 144A	2.733%	(c)	10/17/26	1,450	1,452,940
CIFC Funding Ltd. (Cayman Islands), Series 2014-5A, Class A1R, 3 Month LIBOR + 1.400%, 144A	2.753%	(c)	01/17/27	3,185	3,196,258
CIFC Funding Ltd. (Cayman Islands), Series 2014-5A, Class CR, 3 Month LIBOR + 2.700%, 144A	4.053%	(c)	01/17/27	250	251,426
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A	2.473%	(c)	01/22/31	370	370,000
CIFC Funding Ltd. (Cayman Islands), Series 2015-2A, Class AR, 3 Month LIBOR + 0.780%, 144A	2.354%	(c)	04/15/27	650	650,000
CIFC Funding Ltd. (Cayman Islands), Series 2015-2A, Class CR, 3 Month LIBOR + 1.700%, 144A	3.274%	(c)	04/15/27	850	850,000
CIFC Funding Ltd. (Cayman Islands), Series 2015-3A, Class A, 3 Month LIBOR + 1.420%, 144A	2.777%	(c)	10/19/27	780	784,747
Galaxy CLO Ltd. (Cayman Islands), Series 2013-15A, Class AR, 3 Month LIBOR + 1.200%, 144A	2.559%	(c)	10/15/30	1,010	1,018,042
GoldenTree Loan Opportunities Ltd. (Cayman Islands), Series 2015-11A, Class AR2, 3 Month LIBOR + 1.070%, 144A^	2.602%	(c)	01/18/31	500	500,000
Greystone Commercial Real Estate Notes Ltd. (Cayman Islands), Series 2017-FL1A, Class A, 1 Month LIBOR + 1.550%, 144A	3.027%	(c)	03/15/27	250	250,214
Greywolf CLO Ltd. (Cayman Islands), Series 2014-2A, Class BR, 3 Month LIBOR + 2.350%, 144A	3.703%	(c)	01/17/27	250	250,953
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-5A, Class C1R, 3 Month LIBOR + 2.100%, 144A	3.478%	(c)	01/29/26	380	382,299
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-5A, Class C2R, 3 Month LIBOR + 2.100%, 144A	3.478%	(c)	01/29/26	250	250,871

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 3 Month LIBOR + 1.450%, 144A	2.841%	(c)	05/05/27	4,400	$4,406,571
LCM 26 Ltd. (Cayman Islands), 3 Month LIBOR + 1.070%, 144A	2.683%	(c)	01/20/31	1,510	1,510,000
LCM LP (Cayman Islands), Series 14A, Class A, 3 Month LIBOR + 1.150%, 144A	2.509%	(c)	07/15/25	221	221,188
LCM LP (Cayman Islands), Series 18A, Class B1, 3 Month LIBOR + 2.300%, 144A	3.663%	(c)	04/20/27	610	610,831
LCM LP (Cayman Islands), Series 18A, Class C1, 3 Month LIBOR + 3.150%, 144A	4.513%	(c)	04/20/27	250	250,131
Lime Street CLO Ltd. (Cayman Islands), Series 2007-1A, Class B, 3 Month LIBOR + 0.550%, 144A	2.175%	(c)	06/20/21	112	112,237
Madison Park Funding Ltd. (Cayman Islands), Series 2014-14A, Class A2R, 3 Month LIBOR + 1.120%, 144A	2.483%	(c)	07/20/26	7,670	7,697,681
Madison Park Funding Ltd. (Cayman Islands), Series 2015-18A, Class A1R, 3 Month LIBOR + 1.190%, 144A	2.553%	(c)	10/21/30	2,950	2,966,373
Madison Park Funding Ltd. (Cayman Islands), Series 2017-26A, Class AR, 3 Month LIBOR + 1.200%, 144A	2.523%	(c)	07/29/30	1,220	1,229,517
Marble Point CLO XI Ltd. (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.180%, 144A	2.793%	(c)	12/18/30	490	490,194
Mountain Hawk CLO Ltd. (Cayman Islands), Series 2013-1A, Class B1, 3 Month LIBOR + 2.180%, 144A	3.543%	(c)	01/20/24	740	748,802
MP CLO III Ltd. (Cayman Islands), Series 2013-1A, Class AR, 3 Month LIBOR + 1.250%, 144A	2.613%	(c)	10/20/30	590	592,637
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2014-16A, Class B2R, 3 Month LIBOR + 2.170%, 144A	3.529%	(c)	04/15/26	465	465,454
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	2.572%	(c)	01/15/28	250	250,000
Neuberger Berman Loan Advisers CLO 26 (Cayman Islands), Series 2017-26A, Class A, 3 Month LIBOR + 1.170%, 144A	2.562%	(c)	10/18/30	650	652,900
OCP CLO Ltd. (Cayman Islands), Series 2014-5A, Class A1, 3 Month LIBOR + 1.000%, 144A	2.371%	(c)	04/26/26	500	500,029
OCP CLO Ltd. (Cayman Islands), Series 2014-5A, Class A2, 3 Month LIBOR + 1.720%, 144A	3.091%	(c)	04/26/26	130	130,000
OCP CLO Ltd. (Cayman Islands), Series 2015-10A, Class A1R, 3 Month LIBOR + 0.820%, 144A	2.191%	(c)	10/26/27	160	160,252
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 3 Month LIBOR + 1.260%, 144A	2.561%	(c)	07/15/30	1,910	1,925,485
Octagon Investment Partners 24 Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A	2.341%	(c)	05/21/27	2,720	2,721,323

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Octagon Investment Partners 24 Ltd. (Cayman Islands), Series 2015-1A, Class A2AR, 3 Month LIBOR + 1.350%, 144A	2.791%	(c)	05/21/27	1,810	$1,811,228
Octagon Investment Partners 33 Ltd. (Cayman Islands), Series 2017-1A, Class A1, 3 Month LIBOR + 1.190%, 144A	2.591%	(c)	01/20/31	260	260,574
Octagon Investment Partners Ltd. (Cayman Islands), Series 2013-1A, Class A1R, 3 Month LIBOR + 1.000%, 144A	2.367%	(c)	10/25/25	250	250,331
Octagon Investment Partners Ltd. (Cayman Islands), Series 2013-1A, Class A2R, 3 Month LIBOR + 1.680%, 144A	3.047%	(c)	10/25/25	1,740	1,744,981
OFSI Fund Ltd. (Cayman Islands), Series 2014-6A, Class A2, 3 Month LIBOR + 1.900%, 144A	3.259%	(c)	03/20/25	2,265	2,268,089
OHA Credit Partners Ltd. (Cayman Islands), Series 2013-8A, Class A, 3 Month LIBOR + 1.120%, 144A	2.483%	(c)	04/20/25	2,384	2,388,915
OHA Credit Partners Ltd. (Cayman Islands), Series 2013-9A, Class A1R, 3 Month LIBOR + 1.010%, 144A	2.373%	(c)	10/20/25	1,250	1,250,900
OZLM Funding Ltd. (Cayman Islands), Series 2012-2A, Class A1R, 3 Month LIBOR + 1.440%, 144A	2.818%	(c)	10/30/27	6,943	6,959,538
OZLM Funding Ltd. (Cayman Islands), Series 2013-3A, Class BR, 3 Month LIBOR + 3.000%, 144A	4.363%	(c)	01/22/29	2,250	2,294,514
OZLM Funding Ltd. (Cayman Islands), Series 2013-4A, Class A1R, 3 Month LIBOR + 1.250%, 144A	2.613%	(c)	10/22/30	290	291,898
OZLM Funding Ltd. (Cayman Islands), Series 2013-4A, Class A2R, 3 Month LIBOR + 1.700%, 144A	3.063%	(c)	10/22/30	380	384,121
OZLM Funding Ltd. (Cayman Islands), Series 2013-5A, Class BR, 3 Month LIBOR + 2.350%, 144A	3.703%	(c)	01/17/26	820	821,274
OZLM Ltd. (Cayman Islands), Series 2014-6A, Class BR, 3 Month LIBOR + 2.700%, 144A	4.053%	(c)	04/17/26	300	300,657
OZLM Ltd. (Cayman Islands), Series 2014-7A, Class A1AR, 3 Month LIBOR + 1.150%, 144A	2.503%	(c)	07/17/26	1,900	1,907,393
OZLM Ltd. (Cayman Islands), Series 2014-7A, Class A1BR, 3 Month LIBOR + 1.150%, 144A	2.503%	(c)	07/17/26	250	250,973
OZLM Ltd. (Cayman Islands), Series 2014-7A, Class B1R, 3 Month LIBOR + 2.250%, 144A	3.603%	(c)	07/17/26	350	351,213
OZLM Ltd. (Cayman Islands), Series 2014-8A, Class A1AR, 3 Month LIBOR + 1.130%, 144A	2.483%	(c)	10/17/26	680	681,866
OZLM Ltd. (Cayman Islands), Series 2014-9A, Class CR, 3 Month LIBOR + 3.550%, 144A	4.913%	(c)	01/20/27	990	993,154
OZLM Ltd. (Cayman Islands), Series 2015-11A, Class A1R, 3 Month LIBOR + 1.250%, 144A	2.628%	(c)	10/30/30	3,070	3,094,981
OZLM Ltd. (Cayman Islands), Series 2015-12A, Class A1, 3 Month LIBOR + 1.450%, 144A	2.828%	(c)	04/30/27	1,000	1,006,442
OZLM Ltd. (Cayman Islands), Series 2015-14A, Class B1, 3 Month LIBOR + 3.150%, 144A	4.509%	(c)	01/15/29	330	330,287
OZLM Ltd. (Cayman Islands), Series 2017-19A, Class A1, 3 Month LIBOR + 1.220%, 144A	2.590%	(c)	11/22/30	400	400,579

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Palmer Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A2R, 3 Month LIBOR + 1.500%, 144A	2.916%	(c)	05/15/25	1,128	$1,128,222
Palmer Square CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1AR, 3 Month LIBOR + 1.220%, 144A	2.573%	(c)	10/17/27	440	442,062
Palmer Square CLO Ltd. (Cayman Islands), Series 2013-2A, Class BR, 3 Month LIBOR + 2.250%, 144A	3.603%	(c)	10/17/27	250	251,945
Palmer Square CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R2, 3 Month LIBOR + 1.130%, 144A	2.679%	(c)	01/17/31	250	250,000
Palmer Square Loan Funding Ltd. (Cayman Islands), Series 2017-1A, Class A1, 3 Month LIBOR + 0.740%, 144A	2.060%	(c)	10/15/25	2,410	2,410,349
Palmer Square Loan Funding Ltd. (Cayman Islands), Series 2017-1A, Class A2, 3 Month LIBOR + 1.300%, 144A	2.620%	(c)	10/15/25	1,280	1,282,584
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2017-1A, Class A2, 3 Month LIBOR + 1.700%, 144A	3.113%	(c)	11/14/29	580	581,971
Race Point CLO Ltd. (Cayman Islands), Series 2016-10A, Class A, 3 Month LIBOR + 1.600%, 144A	2.967%	(c)	07/25/28	1,360	1,372,633
Rockford Tower CLO Ltd. (Cayman Islands), Series 2017-1A, Class A, 3 Month LIBOR + 1.370%, 144A	2.729%	(c)	04/15/29	2,050	2,064,726
Rockford Tower CLO Ltd. (Cayman Islands), Series 2017-1A, Class B, 3 Month LIBOR + 1.800%, 144A	3.159%	(c)	04/15/29	870	875,250
Rockford Tower CLO Ltd. (Cayman Islands), Series 2017-2A, Class B, 3 Month LIBOR + 1.750%, 144A	2.992%	(c)	10/15/29	510	514,147
Rockford Tower CLO Ltd. (Cayman Islands), Series 2017-3A, Class A, 3 Month LIBOR + 1.190%, 144A	2.803%	(c)	10/20/30	850	850,000
Sound Point CLO Ltd. (Cayman Islands), Series 2013-3A, Class CR, 3 Month LIBOR + 2.250%, 144A	3.613%	(c)	01/21/26	390	391,371
Sound Point CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.650%, 144A	3.013%	(c)	07/20/28	1,410	1,421,826
Sound Point CLO Ltd. (Cayman Islands), Series 2016-2A, Class A, 3 Month LIBOR + 1.660%, 144A	3.023%	(c)	10/20/28	740	747,511
Sound Point CLO Ltd. (Cayman Islands), Series 2016-3A, Class A, 3 Month LIBOR + 1.530%, 144A	2.893%	(c)	01/23/29	1,830	1,846,515
Sound Point CLO Ltd. (Cayman Islands), Series 2016-3A, Class C, 3 Month LIBOR + 2.650%, 144A	4.013%	(c)	01/23/29	250	254,415
Sound Point CLO Ltd. (Cayman Islands), Series 2017-4A, Class A1, 3 Month LIBOR + 1.120%, 144A	2.683%	(c)	01/20/31	730	730,000
Sound Point CLO Ltd. (Cayman Islands), Series 2017-4A, Class B, 3 Month LIBOR + 1.800%, 144A	3.374%	(c)	01/20/31	500	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Stewart Park CLO Ltd. (Cayman Islands), Series 2015-1A, Class CR, 3 Month LIBOR + 3.520%, 144A	2.956%	(c)	01/15/30	470	$470,000
TCI-Flatiron CLO Ltd. (Cayman Islands), Series 2017-1A, Class A, 3 Month LIBOR + 1.200%, 144A	2.147%	(c)	11/17/30	630	633,321
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-2A, Class A2, 3 Month LIBOR + 1.450%, 144A	2.809%	(c)	07/15/26	1,260	1,260,739
TIAA CLO Ltd. (Cayman Islands), Series 2017-1A, Class A, 3 Month LIBOR + 1.280%, 144A	2.643%	(c)	04/20/29	510	513,391
TICP CLO Ltd. (Cayman Islands), Series 2014-3A, Class AR, 3 Month LIBOR + 1.180%, 144A	2.543%	(c)	01/20/27	764	767,375
TICP CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 3 Month LIBOR + 1.500%, 144A	2.863%	(c)	07/20/27	1,000	999,872
Venture CLO Ltd. (Cayman Islands), Series 2014-18A, Class AR, 3 Month LIBOR + 1.220%, 144A	2.579%	(c)	10/15/29	2,365	2,368,203
Venture CLO Ltd. (Cayman Islands), Series 2014-17A, Class B2R, 3 Month LIBOR + 1.600%, 144A	2.959%	(c)	07/15/26	540	541,772
Venture CLO Ltd. (Cayman Islands), Series 2014-19A, Class BR, 3 Month LIBOR + 2.000%, 144A	3.359%	(c)	01/15/27	450	453,496
Voya CLO Ltd. (Cayman Islands), Series 2013-3A, Class A1R, 3 Month LIBOR + 1.050%, 144A	2.404%	(c)	01/18/26	1,310	1,312,749
Voya CLO Ltd. (Cayman Islands), Series 2013-3A, Class A2R, 3 Month LIBOR + 1.500%, 144A	2.854%	(c)	01/18/26	450	450,080
Voya CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1R, 3 Month LIBOR + 0.720%, 144A	2.236%	(c)	07/25/26	590	589,705
Voya CLO Ltd. (Cayman Islands), Series 2014-4A, Class BR, 3 Month LIBOR + 2.000%, 144A	3.359%	(c)	10/14/26	290	290,865
Voya CLO Ltd. (Cayman Islands), Series 2017-4A, Class A1, 3 Month LIBOR + 1.130%, 144A	2.514%	(c)	10/15/30	610	610,951
Wellfleet CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 3 Month LIBOR + 1.320%, 144A	2.683%	(c)	04/20/29	490	493,253
Wellfleet CLO Ltd., Series 2017-3A, Class A1, 3 Month LIBOR + 1.150%, 144A	2.673%	(c)	01/17/31	820	820,000
York CLO Ltd. (Cayman Islands), Series 2014-1A, Class CR, 3 Month LIBOR + 2.350%, 144A	3.713%	(c)	01/22/27	250	250,869
York CLO Ltd. (Cayman Islands), Series 2016-1A, Class BR, 3 Month LIBOR + 1.750%, 144A	3.113%	(c)	10/20/29	490	492,576

					168,283,090

Consumer Loans — 0.8%
Lendmark Funding Trust, Series 2017-1A, Class A, 144A	2.830%		12/22/25	3,080	3,071,950

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Consumer Loans (continued)
OneMain Financial Issuance Trust, Series 2015-1A, Class A, 144A	3.190%		03/18/26	6,195	$6,226,671
OneMain Financial Issuance Trust, Series 2015-1A, Class B, 144A	3.850%		03/18/26	3,800	3,836,228
OneMain Financial Issuance Trust, Series 2015-1A, Class C, 144A	5.120%		03/18/26	2,500	2,528,681
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 144A	4.320%		07/18/25	1,370	1,374,794
OneMain Financial Issuance Trust, Series 2016-1A, Class A, 144A	3.660%		02/20/29	3,320	3,373,386
OneMain Financial Issuance Trust, Series 2016-2A, Class A, 144A	4.100%		03/20/28	3,700	3,747,798
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050%		04/25/29	2,389	2,404,043
Springleaf Funding Trust, Series 2015-AA, Class B, 144A	3.620%		11/15/24	1,613	1,618,329

					28,181,880

Credit Cards — 0.2%
World Financial Network Credit Card Master Trust, Series 2012-C, Class A	2.230%		08/15/22	2,595	2,599,791
World Financial Network Credit Card Master Trust, Series 2012-C, Class C	4.550%		08/15/22	810	824,695
World Financial Network Credit Card Master Trust, Series 2016-A, Class A	2.030%		04/15/25	1,845	1,811,757
World Financial Network Credit Card Master Trust, Series 2016-C, Class A	1.720%		08/15/23	2,805	2,780,535

					8,016,778

Home Equity Loans — 0.6%
Bayview Financial Revolving Asset Trust, Series 2004-B, Class A2, 1 Month LIBOR + 0.650%, 144A	2.864%	(c)	05/28/39	152	79,827
Bayview Financial Revolving Asset Trust, Series 2005-A, Class A1, 1 Month LIBOR + 1.000%, 144A	2.564%	(c)	02/28/40	694	647,539
Bayview Financial Revolving Asset Trust, Series 2005-E, Class A1, 1 Month LIBOR + 1.000%, 144A	2.564%	(c)	12/28/40	380	343,462
Bear Stearns Asset-Backed Securities Trust, Series 2007-HE3, Class 1A4, 1 Month LIBOR + 0.350%	1.902%	(c)	04/25/37	1,559	1,227,232
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 1 Month LIBOR + 1.200%	2.575%	(c)	01/25/36	114	112,258
BNC Mortgage Loan Trust, Series 2007-2, Class A2, 1 Month LIBOR + 0.100%	1.652%	(c)	05/25/37	181	181,154
Citigroup Mortgage Loan Trust, Series 2007-AHL2, Class A3B, 1 Month LIBOR + 0.200%	1.752%	(c)	05/25/37	1,661	1,235,348
Citigroup Mortgage Loan Trust, Series 2007-AHL2, Class A3C, 1 Month LIBOR + 0.270%	1.822%	(c)	05/25/37	755	565,374
CWHEQ Revolving Home Equity Loan Resuritization Trust, Series 2006-RES, Class 4Q1B, 1 Month LIBOR + 0.300%, 144A	1.777%	(c)	12/15/33	326	300,096

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Home Equity Loans (continued)
CWHEQ Revolving Home Equity Loan Resuritization Trust, Series 2006-RES, Class 5F1A, 1 Month LIBOR + 0.240%, 144A	1.717%	(c)	12/15/35	512	$468,702
CWHEQ Revolving Home Equity Loan Trust, Series 2006-H, Class 1A, 1 Month LIBOR + 0.150%	1.627%	(c)	11/15/36	567	452,437
EMC Mortgage Loan Trust, Series 2001-A, Class A, 1 Month LIBOR + 0.740%, 144A	2.292%	(c)	05/25/40	929	865,195
GSAA Home Equity Trust, Series 2007-2, Class AF3	5.917%	(cc)	03/25/37	139	57,109
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, 1 Month LIBOR + 2.030%	3.577%	(c)	07/25/34	176	177,461
JPMorgan Mortgage Acquisition Trust, Series 2006-CW1, Class M1, 1 Month LIBOR + 0.270%	1.822%	(c)	05/25/36	290	274,040
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A5	6.410%		07/25/36	264	143,407
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A6	6.000%		07/25/36	198	107,648
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE7, Class A2C, 1 Month LIBOR + 1.250%	2.802%	(c)	07/25/37	8,600	6,940,658
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-NC1, Class A1, 1 Month LIBOR + 0.130%	1.682%	(c)	11/25/36	2,989	1,908,856
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3, 1 Month LIBOR + 0.180%	1.732%	(c)	06/25/37	102	101,144
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 1A1	5.820%		03/25/37	2,914	2,865,308
Securitized Asset Backed Receivables LLC Trust, Series 2006-WM4, Class A1, 144A	1.742%		11/25/36	643	402,913
WaMu Asset-Backed Certificates Trust, Series 2007-HE2, Class 2A3, 1 Month LIBOR + 0.250%	1.802%	(c)	04/25/37	2,037	1,142,551
WaMu Asset-Backed Certificates Trust, Series 2007-HE2, Class 2A4, 1 Month LIBOR + 0.360%	1.912%	(c)	04/25/37	217	123,023
Yale Mortgage Loan Trust, Series 2007-1, Class A, 1 Month LIBOR + 0.400%, 144A	1.952%	(c)	06/25/37	560	249,434

					20,972,176

Manufactured Housing — 0.1%
ACE Securities Corp. Manufactured Housing Trust, Series 2003-MH1, Class B2, 144A	4.776%	(s)	08/15/30	434	305,598
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1	7.930%	(cc)	12/10/25	680	494,467
Conseco Finance Securitizations Corp., Series 2000-4, Class A5	7.970%		05/01/32	1,376	708,646
Conseco Finance Securitizations Corp., Series 2000-5, Class A6	7.960%		05/01/31	595	393,262
Conseco Finance Securitizations Corp., Series 2000-5, Class A7	8.200%		05/01/31	1,086	736,543
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A2	5.260%	(cc)	01/15/19	224	177,108

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Manufactured Housing (continued)
Origen Manufactured Housing Contract Trust, Series 2001-A, Class M1	7.820%	(cc)	03/15/32	210	$207,000
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, 1 Month LIBOR + 1.200%, 144A	2.677%	(c)	10/15/37	670	656,480

					3,679,104

Other — 0.4%
B2R Mortgage Trust, Series 2015-1, Class A1, 144A	2.524%		05/15/48	232	230,530
Colony American Finance Ltd. (Cayman Islands), Series 2015-1, Class A, 144A	2.896%		10/15/47	4,720	4,731,993
Colony American Homes, Series 2015-1A, Class A, 1 Month LIBOR + 1.200%, 144A	2.632%	(c)	07/17/32	730	732,743
Home Partners of America Trust, Series 2016-1, Class A, 1 Month LIBOR + 1.650%, 144A	3.110%	(c)	03/17/33	2,173	2,186,068
Invitation Homes Trust, Series 2015-SFR3, Class A, 1 Month LIBOR + 1.300%, 144A	2.760%	(c)	08/17/32	923	928,970
Invitation Homes Trust, Series 2015-SFR3, Class E, 1 Month LIBOR + 3.750%, 144A	5.210%	(c)	08/17/32	370	375,555
Litigation Fee Residual Funding Trust, Series 2015-1, Class A^	4.000%		10/30/27	1,433	1,428,374
Progress Residential Trust, Series 2015-SFR2, Class A, 144A	2.740%		06/12/32	630	629,013
Progress Residential Trust, Series 2016-SFR1, Class A, 1 Month LIBOR + 1.500%, 144A	2.960%	(c)	09/17/33	1,021	1,032,245
Progress Residential Trust, Series 2016-SFR1, Class E, 1 Month LIBOR + 3.850%, 144A	5.310%	(c)	09/17/33	710	728,771
Progress Residential Trust, Series 2017-SFR1, Class A, 144A	2.768%		08/17/34	539	534,911
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFL, 1 Month LIBOR + 1.800%	3.128%	(c)	10/25/46	320	323,618
Velocity Commercial Capital Loan Trust, Series 2016-2, Class M1	3.661%	(cc)	10/25/46	100	100,580
Velocity Commercial Capital Loan Trust, Series 2016-2, Class M2	4.458%	(cc)	10/25/46	100	99,340
Velocity Commercial Capital Loan Trust, Series 2016-2, Class M3	5.498%	(cc)	10/25/46	100	100,047
Velocity Commercial Capital Loan Trust, Series 2016-2, Class M4	7.226%	(cc)	10/25/46	100	107,404
Velocity Commercial Capital Loan Trust, Series 2017-1, Class AFL, 1 Month LIBOR + 1.250%, 144A	2.802%	(c)	05/25/47	839	844,285
Velocity Commercial Capital Loan Trust, Series 2017-2, Class M3, 144A	4.240%	(cc)	11/25/47	99	99,098
Velocity Commercial Capital Loan Trust, Series 2017-2, Class M4, 144A	5.000%	(cc)	11/25/47	99	99,149

					15,312,694

Residential Mortgage-Backed Securities — 2.3%
Ajax Mortgage Loan Trust, Series 2016-1, Class A, 144A	4.250%		07/25/47	552	547,051
Ajax Mortgage Loan Trust, Series 2016-B, Class A, 144A	4.000%		09/25/65	735	734,342
Ajax Mortgage Loan Trust, Series 2016-C, Class A, 144A	4.000%		10/25/57	517	520,745

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Residential Mortgage-Backed Securities (continued)
Ajax Mortgage Loan Trust, Series 2017-D, Class A, 144A^	3.750%	(cc)	12/25/57	2,670	$2,669,999
Ajax Mortgage Loan Trust, Series 2017-D, Class B, 144A^	0.001%	(cc)	12/25/57	2,000	1,241,182
Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 144A	4.000%		04/28/55	1,223	1,255,053
Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, 144A	3.000%	(cc)	03/28/57	608	608,427
Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class A, 144A	3.500%	(cc)	05/28/69	3,285	3,338,329
Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL1, Class A, 144A	4.000%	(cc)	10/28/64	1,903	1,959,401
Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class A, 144A	4.000%	(cc)	06/28/54	608	626,486
Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL3, Class A, 144A	4.000%	(cc)	11/28/53	772	795,254
Bear Stearns Asset-Backed Securities Trust, Series 2006-SD2, Class M1, 1 Month LIBOR + 0.550%	2.102%	(c)	06/25/36	5,100	4,880,029
Carrington Mortgage Loan Trust, Series 2006-FRE2, Class A3, 1 Month LIBOR + 0.160%	1.712%	(c)	10/25/36	799	533,218
Carrington Mortgage Loan Trust, Series 2006-NC2, Class A3, 1 Month LIBOR + 0.150%	1.702%	(c)	06/25/36	206	203,789
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class M3, 1 Month LIBOR + 0.320%	1.872%	(c)	11/25/36	580	492,312
Countrywide Asset-Backed Certificates Trust, Series 2005-16, Class 1AF	5.066%	(cc)	05/25/36	951	1,178,031
Countrywide Asset-Backed Certificates Trust, Series 2006-11, Class 3AV2, 1 Month LIBOR + 0.160%	1.489%	(c)	09/25/46	83	81,852
Credit-Based Asset Servicing & Securitization LLC, Series 2006-CB2, Class AF4	3.435%		12/25/36	132	110,541
Credit-Based Asset Servicing & Securitization Trust, Series 2006-CB9, Class A2, 1 Month LIBOR + 0.110%	1.662%	(c)	11/25/36	306	199,985
Credit-Based Asset Servicing & Securitization Trust, Series 2006-CB9, Class A4, 1 Month LIBOR + 0.230%	1.782%	(c)	11/25/36	50	33,579
Credit-Based Asset Servicing & Securitization Trust, Series 2007-CB1, Class AF2	3.713%		01/25/37	1,516	748,758
Credit-Based Asset Servicing & Securitization Trust, Series 2007-CB5, Class A2, 1 Month LIBOR + 0.170%	1.499%	(c)	04/25/37	265	199,652
Fannie Mae Grantor Trust, Series 2002-T10, Class A1, 1 Month LIBOR + 0.120%	1.515%	(c)	06/25/32	656	649,435
First Franklin Mortgage Loan Trust, Series 2005-FF10, Class A5, 1 Month LIBOR + 0.360%	1.912%	(c)	11/25/35	4,400	4,139,485
First Franklin Mortgage Loan Trust, Series 2006-FF5, Class 2A3, 1 Month LIBOR + 0.160%	1.712%	(c)	04/25/36	298	281,272
Fremont Home Loan Trust, Series 2006-3, Class 1A1, 1 Month LIBOR + 0.140%	1.692%	(c)	02/25/37	1,613	1,297,854

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Residential Mortgage-Backed Securities (continued)
Fremont Home Loan Trust, Series 2006-3, Class 2A3, 1 Month LIBOR + 0.170%	1.722%	(c)	02/25/37	18,776	$10,752,466
GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2C, 1 Month LIBOR + 0.250%	1.802%	(c)	12/25/35	152	152,741
GE-WMC Mortgage Securities Trust, Series 2006-1, Class A2A, 1 Month LIBOR + 0.040%	1.592%	(c)	08/25/36	241	149,672
GE-WMC Mortgage Securities Trust, Series 2006-1, Class A2B, 1 Month LIBOR + 0.150%	1.702%	(c)	08/25/36	4,381	2,793,540
GE-WMC Mortgage Securities Trust, Series 2006-1, Class A2C, 1 Month LIBOR + 0.240%	1.792%	(c)	08/25/36	316	205,253
Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-B, Class 2A3, 1 Month LIBOR + 0.200%	1.752%	(c)	07/25/37	713	482,933
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, 1 Month LIBOR + 0.090%, 144A	1.642%	(c)	06/25/37	140	97,558
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A4, 1 Month LIBOR + 0.300%, 144A	1.852%	(c)	06/25/37	11,131	8,032,269
Lehman XS Trust, Series 2007-2N, Class 3A3, 1 Month LIBOR + 0.170%	1.722%	(c)	02/25/37	9,815	6,851,033
Long Beach Mortgage Loan Trust, Series 2006-2, Class 2A3, 1 Month LIBOR + 0.190%	1.742%	(c)	03/25/46	2,608	1,331,147
Long Beach Mortgage Loan Trust, Series 2006-2, Class 2A4, 1 Month LIBOR + 0.290%	1.842%	(c)	03/25/46	1,828	952,022
Long Beach Mortgage Loan Trust, Series 2006-3, Class 2A3, 1 Month LIBOR + 0.180%	1.732%	(c)	05/25/46	853	397,524
Long Beach Mortgage Loan Trust, Series 2006-7, Class 2A3, 1 Month LIBOR + 0.160%	1.712%	(c)	08/25/36	1,095	629,208
Long Beach Mortgage Loan Trust, Series 2006-8, Class 2A3, 1 Month LIBOR + 0.160%	1.712%	(c)	09/25/36	672	311,542
Long Beach Mortgage Loan Trust, Series 2006-9, Class 2A2, 1 Month LIBOR + 0.110%	1.662%	(c)	10/25/36	361	178,658
Long Beach Mortgage Loan Trust, Series 2006-9, Class 2A3, 1 Month LIBOR + 0.160%	1.712%	(c)	10/25/36	1,449	722,189
MASTR Specialized Loan Trust, Series 2006-3, Class A, 1 Month LIBOR + 0.260%, 144A	1.812%	(c)	06/25/46	168	157,613
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, 1 Month LIBOR + 0.240%	1.792%	(c)	05/25/37	469	328,346
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 144A	2.500%	(cc)	04/25/57	1,125	1,118,161
Mill City Mortgage Trust, Series 2015-2, Class A1, 144A	3.000%	(cc)	09/25/57	1,674	1,677,095
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A2, 1 Month LIBOR + 0.110%	1.662%	(c)	11/25/36	303	149,507
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, 1 Month LIBOR + 0.400%, 144A	1.952%	(c)	10/25/36	431	384,571
PRPM LLC, Series 2017-1A, Class A1, 144A	4.250%		01/25/22	146	146,202
RAMP Trust, Series 2007-RS1, Class A3, 1 Month LIBOR + 0.170%	1.722%	(c)	02/25/37	445	245,587

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Residential Mortgage-Backed Securities (continued)
RCO Mortgage LLC, Series 2015-NQM1, Class A, 1 Month LIBOR + 3.500%, 144A	5.052%	(c)	11/25/45	45	$44,822
SG Mortgage Securities Trust, Series 2006-FRE2, Class A2C, 1 Month LIBOR + 0.160%	1.712%	(c)	07/25/36	218	79,995
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, 1 Month LIBOR + 0.800%	2.347%	(c)	01/25/35	30	28,612
Stanwich Mortgage Loan Co. LLC, Series 2016-NPL2, Class NOTE, 144A	3.721%		08/16/46	670	670,175
Stanwich Mortgage Loan Co. LLC, Series 2017-NPB1, Class A1, 144A^	3.598%		05/17/22	3,380	3,387,278
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-MN1A, Class A1, 1 Month LIBOR + 0.230%, 144A	1.782%	(c)	01/25/37	11,568	7,966,052
Towd Point Mortgage Trust, Series 2015-1, Class A5, 144A	3.531%	(cc)	10/25/53	930	957,409
Towd Point Mortgage Trust, Series 2015-4, Class M2, 144A	3.750%	(cc)	04/25/55	1,145	1,181,354
Towd Point Mortgage Trust, Series 2016-2, Class A1A, 144A	2.750%	(cc)	08/25/55	2,263	2,262,065
Towd Point Mortgage Trust, Series 2016-2, Class M2, 144A	3.000%	(cc)	08/25/55	1,080	1,043,277
Towd Point Mortgage Trust, Series 2016-3, Class M1, 144A	3.500%	(cc)	04/25/56	585	589,893
WaMu Asset-Backed Certificates Trust, Series 2006-HE4, Class 2A2, 1 Month LIBOR + 0.180%	1.732%	(c)	09/25/36	1,398	707,318
WaMu Asset-Backed Certificates Trust, Series 2006-HE5, Class 1A, 1 Month LIBOR + 0.160%	1.707%	(c)	10/25/36	597	494,300
WestVue Mortgage Loan Trust, Series 2015-1A, Class A, 144A	4.500%		09/25/20	168	168,538

					87,153,986

Student Loans — 0.3%
Navient Private Education Loan Trust, Series 2014-AA, Class B, 144A	3.500%		08/15/44	3,000	2,907,867
Navient Private Education Loan Trust, Series 2016-AA, Class B, 144A	3.500%	(cc)	12/16/58	900	870,040
SLC Private Student Loan Trust, Series 2006-A, Class C, 3 Month LIBOR + 0.450%	1.809%	(c)	07/15/36	1,200	1,144,659
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3, 3 Month LIBOR + 0.330%	1.918%	(c)	03/15/24	4,595	4,580,510
SLM Private Credit Student Loan Trust, Series 2005-A, Class A3, 3 Month LIBOR + 0.200%	1.788%	(c)	06/15/23	935	932,978
SoFi Professional Loan Program LLC, Series 2014-A, Class A2, 144A	3.020%		10/25/27	1,223	1,229,514

					11,665,568

TOTAL ASSET-BACKED SECURITIES (cost $388,152,684)					392,589,444

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

BANK LOANS — 0.5%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Capital Markets — 0.3%
LSTAR Securities Financing Vehicle, 3 Month LIBOR + 2.000%^	3.568%		05/10/25	7,240	$7,176,257
LSTAR Securities Financing Vehicle, 3 Month LIBOR + 2.000%^	3.568%		06/16/25	3,159	3,124,043

					10,300,300

Hotels, Restaurants & Leisure — 0.2%
By The Blue Sea, LLC (Neptune’s Walk LLC), Term Loan, 1 Month LIBOR + 2.367%^	3.594%	(c)	06/09/24	5,000	4,999,999

Oil & Gas — 0.0%
California Resources Corp., Initial Loan	—%	(p)	12/31/22	1,061	1,063,653

Oil & Gas Services — 0.0%
Pioneer Energy Services Corp., Term Loan, 1 Month LIBOR + 7.750%^	9.157%	(c)	11/08/22	967	983,923

Real Estate Investment Trusts (REITs) — 0.0%
VICI Properties 1 LLC, Term B Loan	—%	(p)	12/20/24	330	330,069

TOTAL BANK LOANS (cost $17,629,692)					17,677,944

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.0%
245 Park Avenue Trust, Series 2017-245P, Class E, 144A	3.657%	(cc)	06/05/37	3,280	3,082,392
245 Park Avenue Trust, Series 2017-245P, Class XA, IO, 144A	0.149%	(cc)	06/05/37	3,000	47,628
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 1 Month LIBOR + 2.120%, 144A	3.596%	(c)	09/15/34	970	967,582
AOA Mortgage Trust, Series 2015-1177, Class C, 144A	3.010%	(cc)	12/13/29	250	248,113
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class D, 1 Month LIBOR + 1.950%, 144A	3.428%	(c)	11/15/19	1,060	1,055,132
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, 1 Month LIBOR + 3.050%, 144A	4.528%	(c)	11/15/19	460	457,911
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class A, 1 Month LIBOR + 1.050%, 144A	2.527%	(c)	09/15/26	826	827,659
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class F, 1 Month LIBOR + 3.500%, 144A	4.977%	(c)	09/15/26	561	560,425
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class F, 144A	3.596%	(cc)	04/14/33	500	479,511
BAMLL Commercial Mortgage Securities Trust, Series 2016-ISQ, Class E, 144A	3.606%	(cc)	08/14/34	1,470	1,301,577
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class CL, 1 Month LIBOR + 1.500%, 144A	2.750%	(c)	11/15/32	190	190,053
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class DL, 1 Month LIBOR + 2.000%, 144A	3.250%	(c)	11/15/32	380	379,999
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX	5.482%	(cc)	01/15/49	58	58,688
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO	0.899%	(cc)	09/15/48	1,948	101,879
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XB, IO	0.631%	(cc)	02/15/50	6,000	287,492

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XD, IO, 144A	1.228%	(cc)	02/15/50	1,000	$94,927
BANK 2017, Series 2017-BNK9, Class A4	3.538%		11/15/54	280	288,531
Bayview Commercial Asset Trust, Series 2005-4A, Class A1, 1 Month LIBOR + 0.300%, 144A	1.852%	(c)	01/25/36	92	85,527
Bayview Commercial Asset Trust, Series 2005-4A, Class M1, 1 Month LIBOR + 0.450%, 144A	2.002%	(c)	01/25/36	66	61,225
Bayview Commercial Asset Trust, Series 2006-3A, Class A1, 1 Month LIBOR + 0.250%, 144A	1.802%	(c)	10/25/36	169	159,280
Bayview Commercial Asset Trust, Series 2007-4A, Class A1, 1 Month LIBOR + 0.450%, 144A	2.002%	(c)	09/25/37	1,495	1,419,077
BBCMS Trust, Series 2015-SRCH, Class A1, 144A	3.312%	(cc)	08/10/35	693	704,262
BBCMS Trust, Series 2015-SRCH, Class XA, IO, 144A	0.957%	(cc)	08/10/35	4,630	324,101
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1 Month LIBOR + 1.500%, 144A	2.861%	(c)	07/05/33	2,934	2,947,831
BWAY Mortgage Trust, Series 2013-1515, Class F, 144A	3.927%	(cc)	03/10/33	700	686,579
BXP Trust, Series 2017-CC, Class D, 144A	3.552%	(cc)	08/13/37	330	319,115
BXP Trust, Series 2017-CC, Class E, 144A	3.552%	(cc)	08/13/37	620	573,973
BXP Trust, Series 2017-GM, Class A, 144A	3.379%	(cc)	06/13/39	630	643,568
BXP Trust, Series 2017-GM, Class D, 144A	3.425%	(cc)	06/13/39	1,880	1,803,135
BXP Trust, Series 2017-GM, Class E, 144A	3.425%	(cc)	06/13/39	440	411,513
Caesars Palace Las Vegas Trust 2017-VICI, Series 2017-VICI, Class D, 144A	4.354%	(cc)	10/15/34	240	244,913
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 144A	5.488%	(cc)	04/10/29	140	140,639
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4	3.544%	(cc)	11/15/50	300	308,524
CD Mortgage Trust, Series 2006-CD3, Class AM	5.648%	(cc)	10/15/48	1,306	1,335,103
CD Mortgage Trust, Series 2017-CD3, Class A4	3.631%	(cc)	02/10/50	190	198,319
CD Mortgage Trust, Series 2017-CD3, Class XA, IO	1.043%	(cc)	02/10/50	2,244	165,559
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class XD, IO, 144A	1.705%	(cc)	01/10/48	1,390	154,776
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, IO	1.752%	(cc)	05/10/58	1,540	163,723
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XB, IO	0.729%	(cc)	05/10/58	1,440	75,621
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, 144A	3.786%	(cc)	04/10/28	360	359,341
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, 1 Month LIBOR + 0.790%, 144A	2.267%	(c)	07/15/28	1,090	1,091,357
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class D, 1 Month LIBOR + 1.600%, 144A	3.077%	(c)	07/15/28	650	649,999
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class E, 1 Month LIBOR + 2.150%, 144A	3.627%	(c)	07/15/28	970	969,998
CGMS Commercial Mortgage Trust, Series 2017-B1, Class A4	3.458%	(cc)	08/15/50	180	184,864

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Chicago Skyscraper Trust, Series 2017-SKY, Class D, 1 Month LIBOR + 2.250%, 144A	3.727%	(c)	02/15/30	350	$352,173
Chicago Skyscraper Trust, Series 2017-SKY, Class E, 1 Month LIBOR + 3.300%, 144A	4.777%	(c)	02/15/30	790	794,904
Chicago Skyscraper Trust, Series 2017-SKY, Class F, 1 Month LIBOR + 4.100%, 144A	5.577%	(c)	02/15/30	110	110,683
CHT Mortgage Trust, Series 2017-CSMO, Class A, 1 Month LIBOR + 0.930%, 144A	2.310%	(c)	11/15/36	150	150,234
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class C, 144A	3.518%	(cc)	05/10/35	180	181,698
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class E, 144A	3.518%	(cc)	05/10/35	1,247	1,204,405
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class D, 144A	4.420%	(cc)	04/10/46	1,050	977,334
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class XE, IO, 144A	1.233%	(cc)	10/10/47	1,000	65,309
Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class A, 1 Month LIBOR + 1.150%, 144A	2.627%	(c)	09/15/27	1,330	1,330,019
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class C	4.953%	(cc)	05/10/49	320	337,916
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class C	4.922%	(cc)	04/10/49	160	169,246
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class D, 144A	2.788%	(cc)	04/10/49	330	255,725
Citigroup Commercial Mortgage Trust, Series 2016-P3, Class XA, IO	1.710%	(cc)	04/15/49	2,020	201,388
Citigroup Commercial Mortgage Trust, Series 2016-SMPL, Class D, 144A	3.520%	(cc)	09/10/31	100	99,388
Citigroup Commercial Mortgage Trust, Series 2016-SMPL, Class E, 144A	4.509%	(cc)	09/10/31	150	149,589
Citigroup Commercial Mortgage Trust, Series 2017-P8, Class XA, IO	0.934%	(cc)	09/15/50	1,458	100,976
CLNS Trust, Series 2017-IKPR, Class E, 1 Month LIBOR + 3.500%, 144A	4.932%	(c)	06/11/32	750	751,640
COMM 2014-PAT Mortgage Trust, Series 2014-PAT, Class A, 1 Month LIBOR + 0.800%, 144A	2.232%	(c)	08/13/27	410	410,791
Commercial Mortgage Pass-Through Certificates, Series 2012-LTRT, Class A2, 144A	3.400%	(cc)	10/05/30	1,350	1,338,634
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A4	4.236%	(cc)	02/10/47	180	192,517
Commercial Mortgage Trust, Series 2015-CR24, Class XA, IO	0.814%	(cc)	08/10/48	5,652	273,812
Commercial Mortgage Trust, Series 2015-CR25, Class A4	3.759%		08/10/48	540	565,724
Commercial Mortgage Trust, Series 2016-SAVA, Class A, 1 Month LIBOR + 1.720%, 144A	3.152%	(c)	10/15/34	3,834	3,837,734
Commercial Mortgage Trust, Series 2016-SAVA, Class C, 1 Month LIBOR + 3.000%, 144A	4.432%	(c)	10/15/34	970	972,369
Commercial Mortgage Trust, Series 2017-COR2, Class XA, IO	1.185%	(cc)	09/10/50	1,578	139,896
Commercial Mortgage Trust, Series 2017-DLTA, Class E, 1 Month LIBOR + 1.960%, 144A	3.441%	(c)	08/15/35	410	407,533
Commercial Mortgage Trust, Series 2017-DLTA, Class F, 1 Month LIBOR + 2.580%, 144A	4.058%	(c)	08/15/35	370	369,014
Commercial Mortgage Trust, Series 2017-PFHP, Class A, 1 Month LIBOR + 0.950%, 144A	2.245%	(c)	12/15/20	170	170,000

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Commercial Mortgage Trust, Series 2005-C6, Class F, 144A	5.645%	(cc)	06/10/44	110	$112,665
Commercial Mortgage Trust, Series 2014-CR16, Class A4	4.051%	(cc)	04/10/47	1,095	1,160,938
Commercial Mortgage Trust, Series 2014-CR17, Class A5	3.977%	(cc)	05/10/47	1,615	1,707,372
Commercial Mortgage Trust, Series 2014-CR18, Class A4	3.550%	(cc)	07/15/47	100	103,513
Commercial Mortgage Trust, Series 2014-CR19, Class A5	3.796%	(cc)	08/10/47	320	335,692
Commercial Mortgage Trust, Series 2014-CR21, Class C	4.416%	(cc)	12/10/47	250	249,031
Commercial Mortgage Trust, Series 2014-PAT, Class E, 1 Month LIBOR + 3.150%, 144A	4.582%	(c)	08/13/27	140	142,000
Commercial Mortgage Trust, Series 2014-TWC, Class A, 1 Month LIBOR + 0.850%, 144A	2.282%	(c)	02/13/32	475	475,440
Commercial Mortgage Trust, Series 2015-3BP, Class XA, IO, 144A	0.060%	(cc)	02/10/35	50,000	322,595
Commercial Mortgage Trust, Series 2015-CR23, Class CMD, 144A	3.685%	(cc)	05/10/48	860	850,288
Commercial Mortgage Trust, Series 2015-CR23, Class XA, IO	0.980%	(cc)	05/10/48	8,235	387,936
Commercial Mortgage Trust, Series 2015-CR25, Class XA, IO	0.945%	(cc)	08/10/48	3,189	173,291
Commercial Mortgage Trust, Series 2015-LC19, Class D, 144A	2.867%	(cc)	02/10/48	2,160	1,784,695
Commercial Mortgage Trust, Series 2015-LC21, Class C	4.310%	(cc)	07/10/48	1,000	986,978
Commercial Mortgage Trust, Series 2016-667M, Class D, 144A	3.179%	(cc)	10/10/36	170	159,752
Commercial Mortgage Trust, Series 2016-DC2, Class XA, IO	1.062%	(cc)	02/10/49	2,783	174,624
Core Industrial Trust, Series 2015-CALW, Class G, 144A	3.850%	(cc)	02/10/34	495	479,165
Core Industrial Trust, Series 2015-TEXW, Class A, 144A	3.077%	(cc)	02/10/34	900	914,489
Core Industrial Trust, Series 2015-TEXW, Class D, 144A	3.849%	(cc)	02/10/34	320	325,752
Core Industrial Trust, Series 2015-TEXW, Class E, 144A	3.849%	(cc)	02/10/34	1,300	1,307,600
Core Industrial Trust, Series 2015-TEXW, Class F, 144A	3.849%	(cc)	02/10/34	1,170	1,150,336
Core Industrial Trust, Series 2015-TEXW, Class XA, IO, 144A	0.772%	(cc)	02/10/34	3,930	109,619
Core Industrial Trust, Series 2015-WEST, Class XA, IO, 144A	0.935%	(cc)	02/10/37	2,680	157,214
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 144A	6.290%	(cc)	11/12/43	12	11,928
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C4, Class F, 144A	5.234%	(cc)	10/15/39	150	152,936
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class XA, IO	1.046%	(cc)	11/15/48	24,180	1,341,289
CSMC, Series 2017-TIME, Class A, 144A	3.646%		11/13/39	160	164,735
CSMC Trust, Series 2015-DEAL, Class A, 1 Month LIBOR + 1.320%, 144A	2.797%	(c)	04/15/29	547	546,987
CSMC Trust, Series 2015-GLPB, Class A, 144A	3.639%	(cc)	11/15/34	693	721,139
CSMC Trust, Series 2016-MFF, Class A, 1 Month LIBOR + 1.600%, 144A	3.077%	(c)	11/15/33	170	171,048

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CSMC Trust, Series 2017-1, Class A	4.500%	(cc)	03/25/21	4,236	$4,269,702
DBJPM Mortgage Trust, Series 2016-C3, Class D, 144A	3.494%	(cc)	09/10/49	683	561,855
DBUBS Mortgage Trust, Series 2017-BRBK, Class A, 144A	3.452%		10/10/34	500	510,845
DBUBS Mortgage Trust, Series 2017-BRBK, Class E, 144A	3.530%	(cc)	10/10/34	900	863,039
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 144A	3.530%	(cc)	10/10/34	170	156,010
Fannie Mae-Aces, Series 2015-M4, Class X2, IO	0.564%	(cc)	07/25/22	11,919	248,493
Fannie Mae-Aces, Series 2015-M15, Class A2	2.923%	(cc)	10/25/25	3,675	3,697,776
Fannie Mae-Aces, Series 2015-M17, Class A2	2.939%	(cc)	11/25/25	1,605	1,626,004
Fannie Mae-Aces, Series 2016-M4, Class A2	2.576%	(cc)	03/25/26	2,330	2,284,737
Fannie Mae-Aces, Series 2017-M3, Class A2	2.486%	(cc)	12/25/26	1,925	1,870,341
FHLMC Multifamily Structured Pass-Through Certificates, Series K028, Class X1, IO	0.317%	(cc)	02/25/23	28,180	370,194
FHLMC Multifamily Structured Pass-Through Certificates, Series K031, Class X1, IO	0.241%	(cc)	04/25/23	14,587	159,608
FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class X1, IO	0.308%	(cc)	07/25/23	10,651	159,096
FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2	3.531%	(cc)	07/25/23	300	315,110
FHLMC Multifamily Structured Pass-Through Certificates, Series K035, Class X1, IO	0.415%	(cc)	08/25/23	13,120	254,705
FHLMC Multifamily Structured Pass-Through Certificates, Series K036, Class X1, IO	0.764%	(cc)	10/25/23	6,947	254,856
FHLMC Multifamily Structured Pass-Through Certificates, Series K038, Class X1, IO	1.176%	(cc)	03/25/24	4,313	257,858
FHLMC Multifamily Structured Pass-Through Certificates, Series K040, Class X1, IO	0.733%	(cc)	09/25/24	10,218	418,600
FHLMC Multifamily Structured Pass-Through Certificates, Series K045, Class X1, IO	0.456%	(cc)	01/25/25	2,819	77,571
FHLMC Multifamily Structured Pass-Through Certificates, Series K046, Class X1, IO	0.357%	(cc)	03/25/25	11,861	281,209
FHLMC Multifamily Structured Pass-Through Certificates, Series K050, Class A2	3.334%	(cc)	08/25/25	1,660	1,726,583
FHLMC Multifamily Structured Pass-Through Certificates, Series K051, Class A2	3.308%	(cc)	09/25/25	1,360	1,411,669
FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class A2	3.151%	(cc)	11/25/25	2,000	2,054,745
FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class X1, IO	0.672%	(cc)	11/25/25	4,554	196,867
FHLMC Multifamily Structured Pass-Through Certificates, Series K053, Class A2	2.995%	(cc)	12/25/25	1,350	1,371,451
FHLMC Multifamily Structured Pass-Through Certificates, Series K053, Class X1, IO	0.892%	(cc)	12/25/25	1,976	118,451
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class X1, IO	1.179%	(cc)	01/25/26	3,373	266,810
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class X1, IO	1.368%	(cc)	03/25/26	1,505	138,833
FHLMC Multifamily Structured Pass-Through Certificates, Series K057, Class A2	2.570%	(cc)	07/25/26	2,995	2,945,777
FHLMC Multifamily Structured Pass-Through Certificates, Series K057, Class X1, IO	1.193%	(cc)	07/25/26	1,961	163,312
FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A2	2.653%	(cc)	08/25/26	815	805,426
FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class X1, IO	0.930%	(cc)	08/25/26	1,928	129,699

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
FHLMC Multifamily Structured Pass-Through Certificates, Series K059, Class A2	3.120%	(cc)	09/25/26	630	$643,954
FHLMC Multifamily Structured Pass-Through Certificates, Series K059, Class X1, IO	0.317%	(cc)	09/25/26	5,762	136,178
FHLMC Multifamily Structured Pass-Through Certificates, Series K060, Class A2	3.300%	(cc)	10/25/26	260	269,387
FHLMC Multifamily Structured Pass-Through Certificates, Series K060, Class X1, IO	0.079%	(cc)	10/25/26	20,898	162,774
FHLMC Multifamily Structured Pass-Through Certificates, Series K061, Class A2	3.347%	(cc)	11/25/26	1,895	1,970,403
FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2	3.413%	(cc)	12/25/26	1,150	1,201,027
FHLMC Multifamily Structured Pass-Through Certificates, Series K063, Class A2	3.430%	(cc)	01/25/27	1,230	1,286,162
FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class X1, IO	0.609%	(cc)	03/25/27	5,638	268,294
FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class X1, IO	0.675%	(cc)	04/25/27	4,406	233,632
FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class A2	3.187%	(cc)	09/25/27	220	225,594
FHLMC Multifamily Structured Pass-Through Certificates, Series K152, Class X1, IO	0.952%	(cc)	01/25/31	3,075	273,155
FHLMC Multifamily Structured Pass-Through Certificates, Series K721, Class X1, IO	0.339%	(cc)	08/25/22	3,306	43,245
FHLMC Multifamily Structured Pass-Through Certificates, Series K725, Class A2	3.002%		01/25/24	1,905	1,947,156
FHLMC Multifamily Structured Pass-Through Certificates, Series K727, Class A2	2.946%	(cc)	07/25/24	2,760	2,809,593
FHLMC Multifamily Structured Pass-Through Certificates, Series KIR1, Class X, IO	1.086%	(cc)	03/25/26	1,763	125,207
FHLMC Multifamily Structured Pass-Through Certificates, Series KPLB, Class A	2.770%	(cc)	05/25/25	2,550	2,542,163
FHLMC Multifamily Structured Pass-Through Certificates, Series KS07, Class A2	2.735%	(cc)	09/25/25	2,000	1,985,876
FHLMC Multifamily Structured Pass-Through Certificates, Series KW02, Class X1, IO	0.317%	(cc)	12/25/26	7,597	149,095
FHLMC Multifamily Structured Pass-Through Certificates, Series KW03, Class X1, IO	0.847%	(cc)	06/25/27	1,548	92,846
FREMF Mortgage Trust, Series 2015-K48, Class B, 144A	3.637%	(cc)	08/25/48	160	161,748
FREMF Mortgage Trust, Series 2017-K64, Class B, 144A	3.980%	(cc)	03/25/27	360	364,042
FREMF Mortgage Trust, Series 2017-K69, Class C, 144A	3.726%	(cc)	10/25/49	111	106,117
FREMF Mortgage Trust, Series 2017-K725, Class B, 144A	3.880%	(cc)	02/25/24	1,050	1,068,806
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 1 Month LIBOR + 1.300%, 144A	2.551%	(c)	12/15/34	450	450,275
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class EFX, 144A	3.382%	(cc)	12/15/34	737	732,381
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class FFX, 144A	3.382%	(cc)	12/15/34	860	849,049
Government National Mortgage Assoc., Series 2011-38, Class IO, IO	0.078%	(cc)	04/16/53	9,245	158,430
Government National Mortgage Assoc., Series 2015-146, Class IB, IO	0.863%	(cc)	07/16/55	8,911	472,106

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Government National Mortgage Assoc., Series 2015-146, Class IC, IO	0.863%	(cc)	07/16/55	40,926	$2,044,258
Government National Mortgage Assoc., Series 2015-189, Class IG, IO	0.931%	(cc)	01/16/57	26,755	1,639,029
Government National Mortgage Assoc., Series 2017-100, Class IO, IO	0.810%	(cc)	05/16/59	1,801	123,597
Government National Mortgage Assoc., Series 2017-111, Class IO, IO	0.741%	(cc)	02/16/59	4,326	314,043
Government National Mortgage Assoc., Series 2012-23, Class IO, IO	0.716%	(cc)	06/16/53	876	24,154
Government National Mortgage Assoc., Series 2013-191, Class IO, IO	0.759%	(cc)	11/16/53	633	22,769
Government National Mortgage Assoc., Series 2014-40, Class AI, IO	1.000%	(cc)	02/16/39	2,786	36,068
Government National Mortgage Assoc., Series 2014-52, Class AI, IO	0.825%	(cc)	08/16/41	1,956	31,972
Government National Mortgage Assoc., Series 2016-87, Class IO, IO	1.007%	(cc)	08/16/58	2,291	174,913
Government National Mortgage Assoc., Series 2016-119, Class IO, IO	1.126%	(cc)	04/16/58	2,486	205,141
Government National Mortgage Assoc., Series 2016-125, Class IO, IO	1.064%	(cc)	12/16/57	2,290	172,324
GS Mortgage Securities Corp., Series 2013-KING, Class D, 144A	3.435%	(cc)	12/10/27	820	820,080
GS Mortgage Securities Corp., Series 2013-KING, Class E, 144A	3.435%	(cc)	12/10/27	570	563,964
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class D, 1 Month LIBOR + 1.300%, 144A	2.777%	(c)	07/15/32	50	50,050
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class E, 1 Month LIBOR + 1.500%, 144A	2.977%	(c)	07/15/32	100	100,087
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class F, 1 Month LIBOR + 1.800%, 144A	3.277%	(c)	07/15/32	40	40,058
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class G, 1 Month LIBOR + 2.500%, 144A	3.977%	(c)	07/15/32	30	30,009
GS Mortgage Securities Trust, Series 2011-GC5, Class C, 144A	5.398%	(cc)	08/10/44	2,025	2,137,382
GS Mortgage Securities Trust, Series 2017-GS7, Class E, 144A	3.000%	(cc)	08/10/50	40	33,115
GS Mortgage Securities Trust, Series 2015-GC32, Class C	4.412%	(cc)	07/10/48	210	209,046
HMH Trust, Series 2017-NSS, Class A, 144A	3.062%	(cc)	07/05/31	700	696,565
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 144A	2.835%	(cc)	08/10/38	160	156,220
IMT Trust, Series 2017-APTS, Class AFX, 144A	3.478%	(cc)	06/15/34	320	326,570
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A5	3.775%	(cc)	08/15/47	320	335,121
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class XA, IO	1.355%	(cc)	02/15/48	39,926	2,408,573
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class B	3.986%	(cc)	10/15/48	630	628,374
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 144A	4.118%	(cc)	12/15/48	170	164,316
JPMBB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, IO, 144A	0.750%	(cc)	12/15/49	1,800	95,748

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class B	4.050%	(cc)	09/15/50	70	$71,600
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2017-MAUI, Class E, 1 Month LIBOR + 2.950%, 144A	4.427%	(c)	07/15/34	510	510,163
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2003-PM1A, Class G, 144A	6.145%	(cc)	08/12/40	221	224,879
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2008-C2, Class A4FL, 1 Month LIBOR + 1.500%	2.944%	(c)	02/12/51	130	129,530
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class C	4.742%	(cc)	01/15/49	860	903,715
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 1 Month LIBOR + 1.700%, 144A	3.177%	(c)	07/15/36	2,060	2,067,794
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-UES, Class E, 144A	3.621%	(cc)	09/05/32	1,040	1,037,410
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 1 Month LIBOR + 0.250%, 144A	1.802%	(c)	03/25/37	453	422,066
Lone Star Portfolio Trust, Series 2015-LSP, Class A1A2, 1 Month LIBOR + 1.800%, 144A	3.277%	(c)	09/15/28	289	290,288
Lone Star Portfolio Trust, Series 2015-LSP, Class D, 1 Month LIBOR + 4.000%, 144A	5.477%	(c)	09/15/28	128	129,650
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, IO, 144A	1.234%	(cc)	03/10/50	998	49,660
Madison Avenue Trust, Series 2013-650M, Class D, 144A	4.034%	(cc)	10/12/32	579	587,078
Merrill Lynch Mortgage Investors Trust, Series 1998-C3, Class G, 144A	6.000%	(cc)	12/15/30	39	38,790
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class A5	3.892%	(cc)	06/15/47	570	600,151
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, IO, 144A	1.189%	(cc)	12/15/47	1,070	65,855
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4	3.732%	(cc)	05/15/48	210	220,194
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class C	4.528%	(cc)	10/15/48	100	103,028
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class D	3.068%	(cc)	10/15/48	140	113,664
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5	3.531%	(cc)	10/15/48	210	217,021
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class D, 144A	3.060%	(cc)	10/15/48	885	714,188
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class XD, IO, 144A	1.350%	(cc)	10/15/48	1,180	101,199
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class XA, IO	1.645%	(cc)	05/15/49	1,775	174,952
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class XB, IO	0.958%	(cc)	05/15/49	2,230	157,855
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31, Class XA, IO	1.446%	(cc)	11/15/49	989	88,882
Morgan Stanley Capital I Trust, Series 2014-CPT, Class F, 144A	3.446%	(cc)	07/13/29	130	128,738
Morgan Stanley Capital I Trust, Series 2014-CPT, Class G, 144A	3.446%	(cc)	07/13/29	1,100	1,074,811

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Morgan Stanley Capital I Trust, Series 2015-MS1, Class C	4.030%	(cc)	05/15/48	230	$226,309
Morgan Stanley Capital I Trust, Series 2015-XLF2, Class AFSB, 1 Month LIBOR + 2.750%, 144A	4.227%	(c)	08/15/26	200	199,724
Morgan Stanley Capital I Trust, Series 2017-CLS, Class F, 1 Month LIBOR + 2.600%, 144A	3.850%	(c)	11/15/34	1,155	1,156,089
Morgan Stanley Capital I Trust, Series 2017-H1, Class C	4.281%	(cc)	06/15/50	190	192,283
Morgan Stanley Capital I Trust, Series 2017-H1, Class D, 144A	2.546%	(cc)	06/15/50	890	719,041
Morgan Stanley Capital I Trust, Series 2017-H1, Class XD, IO, 144A	2.203%	(cc)	06/15/50	700	116,811
Morgan Stanley Capital I Trust, Series 2017-PRME, Class D, 1 Month LIBOR + 3.400%, 144A	4.877%	(c)	02/15/34	160	159,998
Morgan Stanley Capital I, Inc., Series 2017-HR2, Class A4	3.587%		12/15/50	540	556,886
Morgan Stanley Capital I, Inc., Series 2017-JWDR, Class D, 1 Month LIBOR + 1.950%, 144A	3.200%	(c)	11/15/34	200	200,063
Morgan Stanley Capital I, Inc., Series 2017-JWDR, Class E, 1 Month LIBOR + 3.050%, 144A	4.300%	(c)	11/15/34	350	350,220
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, IO, 144A	0.379%	(cc)	05/10/39	7,700	250,480
One Market Plaza Trust, Series 2017-1MKT, Class XCP, IO, 144A	0.090%	(cc)	02/10/32	12,180	68,444
One Market Plaza Trust, Series 2017-1MKT, Class XNCP, IO, 144A	0.000%	(cc)	02/10/32	2,436	2
RAIT Trust, Series 2017-FL7, Class A, 1 Month LIBOR + 0.950%, 144A	2.427%	(c)	06/15/37	730	729,801
Resource Capital Corp. Ltd. (Cayman Islands), Series 2017-CRE5, Class A, 1 Month LIBOR + 0.800%, 144A	2.277%	(c)	07/15/34	617	617,445
Resource Capital Corp. Ltd. (Cayman Islands), Series 2017-CRE5, Class B, 1 Month LIBOR + 2.000%, 144A	3.477%	(c)	07/15/34	210	209,999
STRIPs Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	0.500%	(cc)	12/25/44	216	213,705
UBS Commercial Mortgage Trust, Series 2017-C1, Class XA, IO	1.612%	(cc)	06/15/50	1,852	206,643
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4	3.244%		04/10/46	2,320	2,364,669
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4	3.185%		03/10/46	3,705	3,771,872
Velocity Commercial Capital Loan Trust, Series 2015-1, Class AFL, 1 Month LIBOR + 2.430%, 144A	3.982%	(c)	06/25/45	331	335,331
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ	5.632%	(cc)	10/15/48	1,022	1,027,586
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 1 Month LIBOR + 1.350%, 144A	2.827%	(c)	06/15/29	940	941,451
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class XA, IO	0.920%	(cc)	02/15/48	1,133	57,298
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class A4	3.695%		11/15/48	320	333,899

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class XB, IO	0.356%	(cc)	05/15/48	1,040	$34,210
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5	3.767%	(cc)	07/15/58	640	670,663
Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class XA, IO	1.798%	(cc)	03/15/59	4,037	407,273
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class XA, IO	1.086%	(cc)	12/15/59	2,874	182,251
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class D	4.880%	(cc)	01/15/59	580	566,778
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A5	3.453%	(cc)	07/15/50	259	264,819
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class C	4.118%	(cc)	09/15/50	120	119,032
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class D, 144A	4.357%	(cc)	09/15/50	80	76,089
Wells Fargo Commercial Mortgage Trust, Series 2017-HSDB, Class A, 1 Month LIBOR + 0.850%, 144A	2.310%	(c)	12/13/31	287	287,610
WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D, 144A	5.247%	(cc)	06/15/44	1,350	1,323,592
WFRBS Commercial Mortgage Trust, Series 2014-C20, Class XA, IO	1.129%	(cc)	05/15/47	1,231	56,740
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class A5	3.678%	(cc)	08/15/47	345	359,247
Worldwide Plaza Trust 2017-WWP, Series 2017-WWP, Class E, 144A	3.596%	(cc)	11/10/36	230	212,655

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $152,635,747)					153,272,761

CONVERTIBLE BONDS — 0.0%
Oil & Gas — 0.0%
Whiting Petroleum Corp., Gtd. Notes	1.250%		04/01/20	40	36,800

Oil & Gas Services — 0.0%
SEACOR Holdings, Inc., Sr. Unsec’d. Notes	3.000%		11/15/28	820	774,388

Pipelines — 0.0%
Cheniere Energy, Inc., Sr. Unsec’d. Notes, 144A	4.875%		05/28/21	724	734,408

TOTAL CONVERTIBLE BONDS (cost $1,524,878)					1,545,596

CORPORATE BONDS — 30.6%
Advertising — 0.0%
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes	4.000%		03/15/22	515	532,292

Aerospace & Defense — 0.4%
BAE Systems Holdings, Inc. (United Kingdom), Gtd. Notes, 144A	2.850%		12/15/20	456	458,049
BAE Systems Holdings, Inc. (United Kingdom), Gtd. Notes, 144A	4.750%		10/07/44	68	75,924
Embraer Netherlands Finance BV (Brazil), Gtd. Notes	5.050%		06/15/25	3,040	3,222,399
Harris Corp., Sr. Unsec’d. Notes	2.700%		04/27/20	448	449,801
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.550%		01/15/26	514	533,725

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Aerospace & Defense (continued)
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.600%	03/01/35		1,072	$1,080,636
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.070%	12/15/42		242	254,763
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.090%	09/15/52		380	397,786
Northrop Grumman Corp., Sr. Unsec’d. Notes	2.930%	01/15/25		2,040	2,027,879
Northrop Grumman Corp., Sr. Unsec’d. Notes	3.850%	04/15/45		480	483,794
United Technologies Corp., Jr. Sub. Notes	1.778%	05/04/18		2,618	2,613,996
United Technologies Corp., Sr. Unsec’d. Notes	4.050%	05/04/47		1,530	1,601,418
United Technologies Corp., Sr. Unsec’d. Notes	4.150%	05/15/45		400	426,105

					13,626,275

Agriculture — 0.2%
BAT Capital Corp. (United Kingdom), Gtd. Notes, 144A	4.390%	08/15/37		1,810	1,900,686
Reynolds American, Inc. (United Kingdom), Gtd. Notes	2.300%	06/12/18		746	746,875
Reynolds American, Inc. (United Kingdom), Gtd. Notes	3.250%	06/12/20		328	333,279
Reynolds American, Inc. (United Kingdom), Gtd. Notes	4.450%	06/12/25		3,280	3,497,285

					6,478,125

Airlines — 0.2%
American Airlines 2015-1 Class A Pass-Through Trust, Pass-Through Certificates	3.375%	11/01/28		1,406	1,404,358
American Airlines Group, Inc., Gtd. Notes, 144A	4.625%	03/01/20		1,006	1,022,348
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875%	03/13/20		5,606	5,638,530
Gol Finance, Inc. (Brazil), Gtd. Notes, 144A	7.000%	01/31/25		362	355,850
Turkish Airlines 2015-1 Class A Pass-Through Trust (Turkey), Pass-Through Certificates, 144A	4.200%	09/15/28		515	501,023

					8,922,109

Auto Manufacturers — 1.4%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%	03/12/19		19,130	19,136,861
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.597%	11/04/19		1,355	1,355,887
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.219%	01/09/22		5,815	5,850,825
General Motors Co., Sr. Unsec’d. Notes	5.000%	04/01/35		7,300	7,736,054
General Motors Financial Co., Inc., Gtd. Notes	3.100%	01/15/19		412	414,205
General Motors Financial Co., Inc., Gtd. Notes	3.150%	06/30/22		2,695	2,692,904
General Motors Financial Co., Inc., Gtd. Notes	3.200%	07/06/21		3,241	3,272,635
General Motors Financial Co., Inc., Gtd. Notes	3.700%	11/24/20		865	887,994
General Motors Financial Co., Inc., Gtd. Notes	4.000%	01/15/25		979	1,005,893
Hyundai Capital America, Sr. Unsec’d. Notes, MTN, 144A	2.550%	04/03/20		4,966	4,925,471
Hyundai Capital America, Sr. Unsec’d. Notes, MTN, 144A	3.000%	10/30/20		5,345	5,336,395

					52,615,124

Auto Parts & Equipment — 0.0%
Aptiv PLC, Gtd. Notes	4.250%	01/15/26		625	663,264
Aptiv PLC, Gtd. Notes	4.400%	10/01/46		615	633,497

					1,296,761

Banks — 7.3%
Banco Espirito Santo SA (Portugal), Sr. Unsec’d. Notes, EMTN(d)	4.000%	01/21/19	EUR	100	35,995

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Banks (continued)
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	3.875%	09/20/22		3,785	$3,933,726
Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes, 144A	2.750%	03/27/18		2,003	2,004,871
Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes, 144A	4.800%	10/18/20		5,777	6,080,293
Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes, MTN, 144A	3.300%	10/03/18		3,735	3,748,820
Bank of America Corp., Sr. Unsec’d. Notes, 144A	3.419%	12/20/28		8,173	8,174,756
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	2.369%	07/21/21		5,480	5,470,401
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	2.625%	04/19/21		6,405	6,437,675
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%	01/11/23		1,064	1,088,472
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.500%	04/19/26		2,083	2,129,665
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.593%	07/21/28		645	655,613
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.250%	04/21/20		2,897	2,899,024
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.328%	10/01/21		10,025	9,996,739
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.248%	10/21/27		962	954,611
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.875%	08/01/25		1,546	1,630,765
Bank of America Corp., Sr. Unsec’d. Notes, MTN	6.875%	04/25/18		1,425	1,446,770
Bank of America Corp., Sub. Notes, MTN	4.183%	11/25/27		2,320	2,422,698
Bank of New York Mellon Corp. (The), Jr. Sub. Notes	4.625%	12/29/49		1,415	1,437,994
Banque Centrale de Tunisie International Bond (Tunisia), Sr. Unsec’d. Notes, MTN	4.500%	06/22/20	EUR	271	340,132
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	2.875%	06/08/20		10,965	10,998,323
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.200%	08/10/21		1,280	1,286,885
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.950%	01/10/47		1,271	1,410,385
BB&T Corp., Sr. Unsec’d. Notes, MTN	2.450%	01/15/20		890	892,946
BBVA Banco Continental SA (Peru), Sr. Unsec’d. Notes, 144A	3.250%	04/08/18		5,680	5,689,655
BNP Paribas SA (France), Sr. Unsec’d. Notes, MTN, 144A	2.950%	05/23/22		3,480	3,487,571
BNP Paribas SA (France), Sr. Unsec’d. Notes, MTN, 144A	3.800%	01/10/24		408	422,126
BPCE SA (France), Gtd. Notes, MTN, 144A	3.000%	05/22/22		2,025	2,023,878
Branch Banking & Trust Co., Sr. Unsec’d. Notes, MTN	2.300%	10/15/18		584	585,080
Citigroup, Inc., Sr. Unsec’d. Notes	1.800%	02/05/18		1,778	1,777,814
Citigroup, Inc., Sr. Unsec’d. Notes	2.500%	07/29/19		2,077	2,083,374
Citigroup, Inc., Sr. Unsec’d. Notes	2.650%	10/26/20		735	737,460
Citigroup, Inc., Sr. Unsec’d. Notes	2.700%	03/30/21		610	611,853
Citigroup, Inc., Sr. Unsec’d. Notes	2.900%	12/08/21		3,460	3,482,769
Citigroup, Inc., Sr. Unsec’d. Notes	3.668%	07/24/28		2,970	3,013,212
Citigroup, Inc., Sr. Unsec’d. Notes	3.887%	01/10/28		710	734,908
Citigroup, Inc., Sub. Notes	3.500%	05/15/23		2,163	2,201,693
Citigroup, Inc., Sub. Notes	3.875%	03/26/25		1,165	1,192,551
Citigroup, Inc., Sub. Notes	4.050%	07/30/22		8,895	9,257,925
Citigroup, Inc., Sub. Notes(a)	4.125%	07/25/28		2,850	2,937,367
Citizens Bank NA, Sr. Unsec’d. Notes	2.250%	03/02/20		3,484	3,467,408

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Citizens Bank NA, Sr. Unsec’d. Notes	2.650%	05/26/22	2,700	$2,675,308
Citizens Bank NA, Sr. Unsec’d. Notes, MTN	2.300%	12/03/18	703	703,481
Credit Agricole SA (France), Sr. Unsec’d. Notes, MTN, 144A	3.250%	10/04/24	2,830	2,810,961
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes	3.000%	10/29/21	500	505,130
Credit Suisse Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	4.282%	01/09/28	572	596,367
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	2.750%	03/26/20	1,874	1,881,307
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	4.875%	05/15/45	625	719,400
Fifth Third Bank, Sr. Unsec’d. Notes	2.250%	06/14/21	1,798	1,780,811
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.000%	04/25/19	575	573,266
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.350%	11/15/21	2,833	2,790,050
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.600%	04/23/20	1,331	1,332,812
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.625%	01/31/19	2,719	2,730,746
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.625%	04/25/21	1,241	1,240,138
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.750%	09/15/20	637	640,183
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.875%	02/25/21	1,050	1,057,763
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.625%	01/22/23	565	583,663
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	4.017%	10/31/38	800	822,713
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%	01/24/22	5,915	6,558,733
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%	10/01/37	3,040	4,069,476
HSBC Holdings PLC (United Kingdom), Jr. Sub. Notes	6.000%	12/31/49	2,090	2,197,113
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.650%	01/05/22	4,501	4,471,124
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.041%	03/13/28	887	924,378
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, 144A	3.125%	07/14/22	2,780	2,759,953
Intesa Sanpaolo SpA (Italy), Sub. Notes, MTN, 144A	5.017%	06/26/24	3,310	3,389,185
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.700%	05/18/23	950	943,772
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.972%	01/15/23	6,443	6,497,030
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	3.540%	05/01/28	1,290	1,312,377
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.882%	07/24/38	5,580	5,736,061
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.900%	07/15/25	1,087	1,139,549
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%	08/15/21	3,275	3,473,517
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%	01/24/22	3,425	3,664,929
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.625%	05/10/21	1,115	1,190,454
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.100%	07/06/21	990	999,989
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.750%	01/11/27	1,201	1,219,655

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.998%		02/22/22	2,465	$2,480,659
Mizuho Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.953%		02/28/22	6,575	6,581,434
Morgan Stanley, Sr. Unsec’d. Notes	2.800%		06/16/20	5,570	5,620,256
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21	8,145	8,875,896
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.700%		10/23/24	7,015	7,248,794
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%		02/25/23	1,590	1,647,814
Morgan Stanley, Sr. Unsec’d. Notes, MTN	2.750%		05/19/22	6,650	6,625,590
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.591%		07/22/28	3,240	3,269,820
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.971%		07/22/38	1,495	1,548,064
Northern Trust Corp., Sub. Notes	3.375%		05/08/32	950	946,478
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.498%		05/15/23	2,595	2,600,657
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes, 3 Month LIBOR + 1.470%	2.886%	(c)	05/15/23	2,830	2,861,000
Santander Holdings USA, Inc., Sr. Unsec’d. Notes, 144A	3.400%		01/18/23	2,230	2,221,311
Santander Holdings USA, Inc., Sr. Unsec’d. Notes, 144A	3.700%		03/28/22	675	683,123
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.875%		08/05/21	2,543	2,536,770
Santander UK Group Holdings PLC (United Kingdom), Sub. Notes, 144A	5.625%		09/15/45	1,935	2,330,940
State Street Corp., Sr. Unsec’d. Notes	2.650%		05/19/26	440	428,038
Sumitomo Mitsui Trust Bank Ltd. (Japan), Sr. Unsec’d. Notes, 144A	1.950%		09/19/19	3,195	3,169,480
Sumitomo Mitsui Trust Bank Ltd. (Japan), Sr. Unsec’d. Notes, 144A	2.050%		03/06/19	9,010	8,986,656
U.S. Bancorp, Sub. Notes, MTN	2.950%		07/15/22	1,450	1,469,555
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	4.125%		09/24/25	515	540,469
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	4.253%		03/23/28	1,769	1,863,975
UniCredit SpA (Italy), Sub. Notes, 144A	5.861%		06/19/32	3,505	3,734,781
US Bancorp, Sr. Unsec’d. Notes, MTN	3.150%		04/27/27	570	571,044
Washington Mutual Bank, Sr. Unsec’d. Notes(d)	2.608%		05/01/09	770	6,160
Washington Mutual Bank, Sr. Unsec’d. Notes(d)	2.608%		11/06/09	980	7,840
Wells Fargo & Co., Sr. Unsec’d. Notes, GMTN	2.600%		07/22/20	745	749,588
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	2.625%		07/22/22	3,075	3,058,460

					275,840,249

Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	2.650%		02/01/21	1,463	1,470,341
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	3.300%		02/01/23	1,520	1,555,406
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	3.650%		02/01/26	5,605	5,784,234
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.700%		02/01/36	1,030	1,151,694
Central American Bottling Corp. (Guatemala), Gtd. Notes, 144A	5.750%		01/31/27	98	103,052
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A	4.215%		09/19/24	255	258,864

					10,323,591

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Biotechnology — 0.3%
Amgen, Inc., Sr. Unsec’d. Notes	2.125%	05/01/20	1,388	$1,380,616
Amgen, Inc., Sr. Unsec’d. Notes	4.400%	05/01/45	1,276	1,388,337
Baxalta, Inc., Gtd. Notes	4.000%	06/23/25	1,690	1,746,747
Biogen, Inc., Sr. Unsec’d. Notes	2.900%	09/15/20	1,780	1,804,246
Gilead Sciences, Inc., Sr. Unsec’d. Notes	2.350%	02/01/20	316	317,478
Gilead Sciences, Inc., Sr. Unsec’d. Notes	2.500%	09/01/23	859	848,024
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.000%	09/01/36	3,360	3,554,640
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.500%	02/01/45	735	816,897
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.600%	09/01/35	270	304,229

				12,161,214

Building Materials — 0.4%
CRH America Finance, Inc. (Ireland), Gtd. Notes, 144A	3.400%	05/09/27	1,305	1,304,704
Johnson Controls International PLC, Sr. Unsec’d. Notes	5.125%	09/14/45	1,015	1,191,479
LafargeHolcim Finance US LLC (Switzerland), Gtd. Notes, 144A	4.750%	09/22/46	1,275	1,350,768
Owens Corning, Gtd. Notes	4.200%	12/01/24	1,950	2,042,958
Ply Gem Industries, Inc., Gtd. Notes	6.500%	02/01/22	1,150	1,187,375
Votorantim Cimentos SA (Brazil), Gtd. Notes, 144A	7.250%	04/05/41	7,505	8,114,781

				15,192,065

Chemicals — 0.7%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.125%	03/15/35	435	449,394
Braskem America Finance Co. (Brazil), Gtd. Notes, 144A	7.125%	07/22/41	5,925	7,035,938
Cydsa SAB de CV (Mexico), Gtd. Notes, 144A	6.250%	10/04/27	376	379,290
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.375%	11/15/42	290	305,127
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%	10/01/44	435	475,541
Eastman Chemical Co., Sr. Unsec’d. Notes	4.800%	09/01/42	460	505,784
Methanex Corp. (Canada), Sr. Unsec’d. Notes	5.250%	03/01/22	5,180	5,495,068
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	5.500%	01/15/48	290	282,388
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	5.875%	09/17/44	4,760	4,926,600
OCP SA (Morocco), Sr. Unsec’d. Notes, 144A	5.625%	04/25/24	4,145	4,440,041
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	4.000%	12/15/42	120	120,324
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	4.500%	06/01/47	470	513,872
Venator Finance Sarl/Venator Materials LLC, Gtd. Notes, 144A	5.750%	07/15/25	980	1,033,900

				25,963,267

Commercial Services — 0.5%
Acwa Power Management And Investments One Ltd. (Saudi Arabia), Sr. Sec’d. Notes, 144A	5.950%	12/15/39	6,025	6,167,793
Cardtronics, Inc./Cardtronics USA, Inc., Gtd. Notes, 144A	5.500%	05/01/25	675	609,188
Cielo SA/Cielo USA, Inc. (Brazil), Gtd. Notes, 144A	3.750%	11/16/22	3,990	3,910,199
IHS Markit Ltd., Gtd. Notes, 144A	4.000%	03/01/26	695	694,131
Moody’s Corp., Sr. Unsec’d. Notes	2.750%	12/15/21	1,471	1,472,845
Northwestern University, Unsec’d. Notes	3.662%	12/01/57	1,079	1,108,997
Total System Services, Inc., Sr. Unsec’d. Notes	4.800%	04/01/26	1,635	1,768,896
University of Notre Dame du Lac, Unsec’d. Notes	3.394%	02/15/48	870	867,685

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Commercial Services (continued)
University of Southern California, Unsec’d. Notes	3.028%	10/01/39	526	$502,094
Wesleyan University, Unsec’d. Notes	4.781%	07/01/2116	642	681,508

				17,783,336

Computers — 0.7%
Apple, Inc., Sr. Unsec’d. Notes	2.850%	05/11/24	6,505	6,534,141
Apple, Inc., Sr. Unsec’d. Notes	3.000%	02/09/24	940	951,932
Apple, Inc., Sr. Unsec’d. Notes	3.450%	02/09/45	397	387,443
Apple, Inc., Sr. Unsec’d. Notes	4.650%	02/23/46	2,442	2,859,667
DXC Technology Co., Sr. Unsec’d. Notes	2.875%	03/27/20	788	791,833
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	10/05/18	1,975	1,984,518
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	3.600%	10/15/20	4,728	4,827,283
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	6.200%	10/15/35	3,720	4,041,265
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes, 144A	2.100%	10/04/19	2,565	2,547,443
HP, Inc., Sr. Unsec’d. Notes	3.750%	12/01/20	189	195,033

				25,120,558

Diversified Financial Services — 1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.500%	05/26/22	2,625	2,664,007
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750%	05/15/19	7,896	8,020,967
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Gtd. Notes	4.625%	10/30/20	2,850	2,987,603
Air Lease Corp., Sr. Unsec’d. Notes	2.625%	07/01/22	2,505	2,471,218
Ally Financial, Inc., Gtd. Notes	7.500%	09/15/20	3,175	3,516,313
American Express Credit Corp., Sr. Unsec’d. Notes, GMTN	2.250%	08/15/19	1,833	1,836,829
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	3.300%	05/03/27	495	502,312
Bear Stearns Cos. LLC (The), Gtd. Notes	4.650%	07/02/18	2,690	2,725,546
Blackstone Holdings Finance Co. LLC, Gtd. Notes, 144A	4.000%	10/02/47	1,390	1,384,479
Credivalores-Crediservicios SAS (Colombia), Sr. Unsec’d. Notes, 144A	9.750%	07/27/22	370	383,875
Discover Financial Services, Sr. Unsec’d. Notes	4.100%	02/09/27	646	661,718
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	4.418%	11/15/35	3,025	3,273,826
International Lease Finance Corp., Sr. Unsec’d. Notes	3.875%	04/15/18	1,090	1,094,991
International Lease Finance Corp., Sr. Unsec’d. Notes	5.875%	04/01/19	4,560	4,746,044
National Rural Utilities Cooperative Finance Corp., Sub. Notes	4.750%	04/30/43	3,730	3,905,514
Navient Corp., Sr. Unsec’d. Notes, MTN	5.500%	01/15/19	3,600	3,663,000
ORIX Corp. (Japan), Sr. Unsec’d. Notes	2.900%	07/18/22	905	901,833
Quicken Loans, Inc., Gtd. Notes, 144A	5.750%	05/01/25	3,380	3,498,334
Springleaf Finance Corp., Gtd. Notes	5.250%	12/15/19	5,406	5,561,423
Synchrony Financial, Sr. Unsec’d. Notes	2.600%	01/15/19	1,068	1,070,020
Synchrony Financial, Sr. Unsec’d. Notes	2.700%	02/03/20	506	507,265
Synchrony Financial, Sr. Unsec’d. Notes	4.500%	07/23/25	631	659,398

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Diversified Financial Services (continued)
Tarjeta Naranja SA (Argentina), Sr. Unsec’d. Notes, MTN, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.500% (Cap 0.000%, Floor 15.000%), 144A	24.708%	(c)	04/11/22	592	$575,720
Visa, Inc., Sr. Unsec’d. Notes	4.150%		12/14/35	1,007	1,118,032

					57,730,267

Electric — 1.3%
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	3.500%		08/15/46	470	460,495
Colbun SA (Chile), Sr. Unsec’d. Notes, 144A	3.950%		10/11/27	270	269,325
Dominion Energy, Inc., Jr. Sub. Notes	2.579%		07/01/20	1,515	1,515,634
Duke Energy Corp., Sr. Unsec’d. Notes	3.750%		09/01/46	1,330	1,315,252
Duke Energy Corp., Sr. Unsec’d. Notes	4.800%		12/15/45	1,210	1,398,380
Emera US Finance LP (Canada), Gtd. Notes	2.150%		06/15/19	1,209	1,204,297
Emera US Finance LP (Canada), Gtd. Notes	2.700%		06/15/21	1,241	1,237,977
Enel Americas SA (Chile), Sr. Unsec’d. Notes	4.000%		10/25/26	835	848,176
Enel Finance International NV (Italy), Gtd. Notes, 144A	2.875%		05/25/22	2,600	2,592,934
Enel Finance International NV (Italy), Gtd. Notes, 144A	3.500%		04/06/28	4,030	3,941,855
Enel Finance International NV (Italy), Gtd. Notes, 144A	3.625%		05/25/27	2,000	1,987,107
Enel Generacion Chile SA (Chile), Sr. Unsec’d. Notes	4.250%		04/15/24	1,395	1,457,477
Entergy Corp., Sr. Unsec’d. Notes	2.950%		09/01/26	1,160	1,128,615
Eversource Energy, Sr. Unsec’d. Notes	2.900%		10/01/24	1,740	1,726,761
Exelon Corp., Sr. Unsec’d. Notes	2.450%		04/15/21	329	327,508
Exelon Corp., Sr. Unsec’d. Notes	2.850%		06/15/20	865	873,066
Exelon Corp., Sr. Unsec’d. Notes	4.450%		04/15/46	2,580	2,803,747
Exelon Corp., Sr. Unsec’d. Notes	4.950%		06/15/35	292	332,981
FirstEnergy Corp., Sr. Unsec’d. Notes	4.850%		07/15/47	1,295	1,445,205
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA (Argentina), Gtd. Notes, 144A	9.625%		07/27/23	493	550,706
Genneia SA (Argentina), Sr. Unsec’d. Notes, 144A	8.750%		01/20/22	375	412,121
Infraestructura Energetica Nova SAB de CV (Mexico), Sr. Unsec’d. Notes, 144A	4.875%		01/14/48	3,390	3,258,638
Inkia Energy Ltd. (Peru), Sr. Unsec’d. Notes, 144A	5.875%		11/09/27	400	402,304
ITC Holdings Corp., Sr. Unsec’d. Notes, 144A	2.700%		11/15/22	920	918,337
MidAmerican Energy Co., First Mortgage	4.400%		10/15/44	488	555,592
Northern States Power Co., First Mortgage	3.400%		08/15/42	915	905,563
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	4.550%		12/01/41	650	751,281
Orazul Energy Egenor S en C por A (Peru), Gtd. Notes, 144A	5.625%		04/28/27	318	312,912
Pacific Gas & Electric Co., Sr. Unsec’d. Notes, 144A	3.300%		12/01/27	1,030	1,020,365
Pacific Gas & Electric Co., Sr. Unsec’d. Notes, 144A	3.950%		12/01/47	435	432,344
Pampa Energia SA (Argentina), Sr. Unsec’d. Notes, 144A	7.375%		07/21/23	387	421,830
Pampa Energia SA (Argentina), Sr. Unsec’d. Notes, 144A	7.500%		01/24/27	321	351,540
Southern Co. (The), Sr. Unsec’d. Notes	4.400%		07/01/46	1,295	1,379,140
Stoneway Capital Corp. (Argentina), Sr. Sec’d. Notes, 144A	10.000%		03/01/27	668	710,278

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Electric (continued)
Talen Energy Supply LLC, Gtd. Notes	6.500%	06/01/25	850	$686,375
Talen Energy Supply LLC, Gtd. Notes, 144A	10.500%	01/15/26	593	586,951
Trans-Allegheny Interstate Line Co., Sr. Unsec’d. Notes, 144A	3.850%	06/01/25	1,395	1,447,083
Transelec SA (Chile), Sr. Unsec’d. Notes, 144A	4.250%	01/14/25	3,060	3,167,888
Transelec SA (Chile), Sr. Unsec’d. Notes, 144A	4.625%	07/26/23	360	382,946
Virginia Electric & Power Co., Sr. Unsec’d. Notes	3.500%	03/15/27	1,455	1,504,317
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.000%	11/15/46	500	535,128
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.200%	05/15/45	525	570,293
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.450%	02/15/44	255	287,696

				48,418,420

Electrical Components & Equipment — 0.1%
Molex Electronic Technologies LLC, Sr. Unsec’d. Notes, 144A	2.878%	04/15/20	2,460	2,460,538
Molex Electronic Technologies LLC, Sr. Unsec’d. Notes, 144A	3.900%	04/15/25	1,415	1,442,808

				3,903,346

Electronics — 0.0%
Amphenol Corp., Sr. Unsec’d. Notes	3.200%	04/01/24	721	725,875
Honeywell International, Inc., Sr. Unsec’d. Notes, 144A	3.812%	11/21/47	290	301,557
Tyco Electronics Group SA (Switzerland), Gtd. Notes	3.125%	08/15/27	380	379,219
Tyco Electronics Group SA (Switzerland), Gtd. Notes	3.450%	08/01/24	175	179,902

				1,586,553

Engineering & Construction — 0.0%
Aeropuerto Internacional de Tocumen SA (Panama), Sr. Sec’d. Notes, 144A	5.625%	05/18/36	280	301,699
Aeropuertos Argentina 2000 SA (Argentina), Sr. Sec’d. Notes, 144A	6.875%	02/01/27	162	175,159
Aeropuertos Dominicanos Siglo XXI SA (Dominican Republic), Sr. Sec’d. Notes, 144A	6.750%	03/30/29	200	218,999
Cia Latinoamericana de Infraestructura & Servicios SA (Argentina), Gtd. Notes, 144A	9.500%	07/20/23	23	24,496
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A	5.500%	07/31/47	1,134	1,119,825

				1,840,178

Entertainment — 0.0%
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.375%	11/01/18	180	181,350
Scientific Games International, Inc., Gtd. Notes	10.000%	12/01/22	688	755,080
Scientific Games International, Inc., Sr. Sec’d. Notes, 144A	7.000%	01/01/22	453	477,349

				1,413,779

Environmental Control — 0.1%
Waste Management, Inc., Gtd. Notes	3.900%	03/01/35	1,960	2,054,797

Foods — 0.2%
Arcor SAIC (Argentina), Sr. Unsec’d. Notes, 144A	6.000%	07/06/23	167	177,229

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Foods (continued)
Kraft Heinz Foods Co., Gtd. Notes	4.375%	06/01/46	1,475	$1,461,061
Post Holdings, Inc., Gtd. Notes, 144A(a)	5.625%	01/15/28	3,085	3,101,351
Tyson Foods, Inc., Gtd. Notes	3.950%	08/15/24	1,015	1,067,447

				5,807,088

Forest Products & Paper — 0.2%
Georgia-Pacific LLC, Sr. Unsec’d. Notes	7.375%	12/01/25	829	1,055,116
International Paper Co., Sr. Unsec’d. Notes	4.350%	08/15/48	2,475	2,583,993
Suzano Austria GmbH (Brazil), Gtd. Notes, 144A	5.750%	07/14/26	4,890	5,308,583

				8,947,692

Gas — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.500%	05/20/25	395	398,949
Dominion Energy Gas Holdings LLC, Sr. Unsec’d. Notes	4.600%	12/15/44	661	727,220
NiSource Finance Corp., Gtd. Notes	3.490%	05/15/27	1,285	1,307,926

				2,434,095

Healthcare-Products — 0.5%
Abbott Laboratories, Sr. Unsec’d. Notes	3.750%	11/30/26	5,690	5,842,868
Becton Dickinson & Co., Sr. Unsec’d. Notes	2.133%	06/06/19	700	698,427
Becton Dickinson & Co., Sr. Unsec’d. Notes	2.675%	12/15/19	1,183	1,187,276
Becton Dickinson & Co., Sr. Unsec’d. Notes	2.894%	06/06/22	2,165	2,151,457
Becton Dickinson & Co., Sr. Unsec’d. Notes	4.685%	12/15/44	179	195,736
Boston Scientific Corp., Sr. Unsec’d. Notes	2.650%	10/01/18	994	997,923
Hologic, Inc., Gtd. Notes, 144A	4.375%	10/15/25	415	421,225
Medtronic, Inc., Gtd. Notes	4.375%	03/15/35	1,480	1,668,424
Stryker Corp., Sr. Unsec’d. Notes	4.625%	03/15/46	465	528,061
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	3.650%	12/15/25	2,207	2,264,869
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	4.150%	02/01/24	1,942	2,059,986

				18,016,252

Healthcare-Services — 0.8%
Aetna, Inc., Sr. Unsec’d. Notes	3.875%	08/15/47	1,060	1,044,649
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	11/15/42	50	50,639
Aetna, Inc., Sr. Unsec’d. Notes	4.500%	05/15/42	753	806,452
Aetna, Inc., Sr. Unsec’d. Notes	4.750%	03/15/44	393	438,749
AHS Hospital Corp., Unsec’d. Notes	5.024%	07/01/45	286	346,124
Anthem, Inc., Sr. Unsec’d. Notes	2.300%	07/15/18	3,248	3,255,089
Baylor Scott & White Holdings, Unsec’d. Notes	4.185%	11/15/45	400	428,758
Catholic Health Initiatives, Sec’d. Notes	4.350%	11/01/42	280	270,305
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	6.250%	03/31/23	1,490	1,340,999
Cigna Corp., Sr. Unsec’d. Notes	3.250%	04/15/25	1,401	1,407,831
HCA, Inc., Sr. Sec’d. Notes	3.750%	03/15/19	1,310	1,321,463
HCA, Inc., Sr. Sec’d. Notes	6.500%	02/15/20	1,821	1,930,260
Kaiser Foundation Hospitals, Gtd. Notes	4.150%	05/01/47	1,742	1,882,303
Kindred Healthcare, Inc., Gtd. Notes	8.000%	01/15/20	3,900	4,225,455
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	2.625%	02/01/20	845	847,225
New York and Presbyterian Hospital (The), Unsec’d. Notes	3.563%	08/01/36	324	326,533
Northwell Healthcare, Inc., Sec’d. Notes	4.260%	11/01/47	336	343,602
Ochsner Clinic Foundation, Sec’d. Notes	5.897%	05/15/45	350	456,989
RWJ Barnabas Health, Inc., Sr. Unsec’d. Notes	3.949%	07/01/46	211	215,101

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Healthcare-Services (continued)
Southern Baptist Hospital of Florida, Inc., Sec’d. Notes	4.857%	07/15/45	350	$403,052
SSM Health Care Corp., Sr. Unsec’d. Notes	3.823%	06/01/27	604	626,358
Tenet Healthcare Corp., Sr. Sec’d. Notes	6.000%	10/01/20	2,007	2,122,001
Trinity Health Corp., Sec’d. Notes	4.125%	12/01/45	668	708,286
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.200%	01/15/47	564	607,741
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625%	07/15/35	176	204,966
Universal Health Services, Inc., Sr. Sec’d. Notes, 144A	4.750%	08/01/22	4,245	4,324,594

				29,935,524

Holding Companies-Diversified — 0.1%
CK Hutchison International 16 Ltd. (Hong Kong), Gtd. Notes, 144A	2.750%	10/03/26	2,365	2,256,288
Grupo KUO SAB De CV (Mexico), Sr. Unsec’d. Notes, 144A	5.750%	07/07/27	311	322,044

				2,578,332

Home Builders — 0.0%
K Hovnanian Enterprises, Inc., Sec’d. Notes, 144A	10.000%	07/15/22	752	827,200
K Hovnanian Enterprises, Inc., Sec’d. Notes, 144A(a)	10.500%	07/15/24	397	455,558

				1,282,758

Housewares — 0.1%
Newell Brands, Inc., Sr. Unsec’d. Notes	2.875%	12/01/19	2,095	2,111,831
Newell Brands, Inc., Sr. Unsec’d. Notes	5.375%	04/01/36	295	345,264

				2,457,095

Insurance — 0.4%
Allstate Corp. (The), Sr. Unsec’d. Notes	4.200%	12/15/46	760	829,221
American International Group, Inc., Sr. Unsec’d. Notes	3.875%	01/15/35	425	426,603
Aon PLC, Gtd. Notes	4.750%	05/15/45	284	315,778
Ardonagh Midco 3 PLC (United Kingdom), Sr. Sec’d. Notes, 144A	8.625%	07/15/23	3,205	3,317,175
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	3.750%	03/14/26	172	179,633
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	4.350%	01/30/47	128	141,783
MetLife, Inc., Sr. Unsec’d. Notes	4.600%	05/13/46	895	1,020,890
Principal Financial Group, Inc., Gtd. Notes	4.300%	11/15/46	1,440	1,540,223
Radian Group, Inc., Sr. Unsec’d. Notes	4.500%	10/01/24	1,550	1,587,975
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	4.000%	05/30/47	1,040	1,107,437
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	4.600%	08/01/43	480	554,184
Willis North America, Inc., Gtd. Notes	3.600%	05/15/24	2,890	2,937,983

				13,958,885

Internet — 0.5%
Amazon.com, Inc., Sr. Unsec’d. Notes, 144A	3.875%	08/22/37	3,230	3,427,351
Amazon.com, Inc., Sr. Unsec’d. Notes, 144A	4.250%	08/22/57	6,115	6,670,819
Tencent Holdings Ltd. (China), Sr. Unsec’d. Notes, 144A	3.375%	03/05/18	7,450	7,465,090

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Internet (continued)
VeriSign, Inc., Sr. Unsec’d. Notes	4.625%	05/01/23	411	$421,789

				17,985,049

Iron/Steel — 0.0%
Nucor Corp., Sr. Unsec’d. Notes	5.200%	08/01/43	275	333,172
Steel Dynamics, Inc., Gtd. Notes	5.125%	10/01/21	625	640,625

				973,797

Lodging — 0.0%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., Sec’d. Notes	9.375%	05/01/22	1,590	1,701,300

Machinery-Construction & Mining — 0.0%
Ferreycorp SAA (Peru), Gtd. Notes, 144A	4.875%	04/26/20	1,897	1,923,084

Machinery-Diversified — 0.1%
CNH Industrial Capital LLC, Gtd. Notes	4.375%	04/05/22	2,195	2,273,954

Media — 1.4%
AMC Networks, Inc., Gtd. Notes	4.750%	08/01/25	1,735	1,719,819
Cablevision SA (Argentina), Sr. Unsec’d. Notes, 144A	6.500%	06/15/21	200	212,438
CBS Corp., Gtd. Notes	2.300%	08/15/19	1,113	1,112,221
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	3.750%	02/15/28	2,580	2,472,177
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.464%	07/23/22	1,377	1,436,692
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.908%	07/23/25	516	548,604
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	5.375%	05/01/47	2,125	2,178,867
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384%	10/23/35	1,264	1,475,878
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.484%	10/23/45	529	616,777
Comcast Corp., Gtd. Notes	3.200%	07/15/36	2,298	2,185,207
Comcast Corp., Gtd. Notes	3.375%	08/15/25	1,255	1,287,986
Comcast Corp., Gtd. Notes	3.400%	07/15/46	497	470,240
Comcast Corp., Gtd. Notes	4.250%	01/15/33	335	365,138
Comcast Corp., Gtd. Notes	4.400%	08/15/35	447	488,703
Comcast Corp., Gtd. Notes	4.600%	08/15/45	495	555,223
Comcast Corp., Gtd. Notes	4.750%	03/01/44	1,686	1,933,452
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	3.150%	08/15/24	1,960	1,930,374
CSC Holdings LLC, Sr. Unsec’d. Notes	7.625%	07/15/18	1,190	1,216,775
Discovery Communications LLC, Gtd. Notes	3.800%	03/13/24	938	951,551
Discovery Communications LLC, Gtd. Notes	5.000%	09/20/37	2,000	2,072,187
Discovery Communications LLC, Gtd. Notes	5.200%	09/20/47	2,010	2,097,876
EW Scripps Co. (The), Gtd. Notes, 144A	5.125%	05/15/25	570	567,150

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Media (continued)
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	4.850%	07/06/27	3,690	$3,826,220
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.000%	07/18/20	7,359	7,900,357
NBCUniversal Enterprise, Inc., Jr. Sub. Notes, 144A	5.250%	12/19/49	1,372	1,457,750
NBCUniversal Media LLC, Gtd. Notes	4.450%	01/15/43	850	927,534
Time Warner Cable LLC, Sr. Sec’d. Notes	4.500%	09/15/42	83	77,872
Time Warner Cable LLC, Sr. Sec’d. Notes	5.000%	02/01/20	610	636,601
Time Warner Cable LLC, Sr. Sec’d. Notes	5.500%	09/01/41	699	728,559
Time Warner Cable LLC, Sr. Sec’d. Notes	5.875%	11/15/40	3,720	4,036,166
Time Warner Cable LLC, Sr. Sec’d. Notes	6.550%	05/01/37	780	917,338
Time Warner Cable LLC, Sr. Sec’d. Notes	6.750%	06/15/39	2,020	2,423,751
Time Warner, Inc., Gtd. Notes	2.100%	06/01/19	1,131	1,128,811
Time Warner, Inc., Gtd. Notes	3.600%	07/15/25	677	678,514
Time Warner, Inc., Gtd. Notes	4.850%	07/15/45	915	960,964
Viacom, Inc., Sr. Unsec’d. Notes	2.750%	12/15/19	239	238,641

				53,834,413

Mining — 0.7%
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	3.625%	09/11/24	1,555	1,547,551
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	5.250%	04/01/42	1,105	1,273,955
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%	09/30/43	1,155	1,416,084
Freeport-McMoRan, Inc., Gtd. Notes	2.375%	03/15/18	2,625	2,621,719
Freeport-McMoRan, Inc., Gtd. Notes(a)	3.550%	03/01/22	5,625	5,561,719
Glencore Funding LLC (Switzerland), Gtd. Notes, 144A(a)	4.000%	03/27/27	2,325	2,334,341
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	2.125%	03/15/18	2,080	2,081,073
Newmont Mining Corp., Gtd. Notes(a)	3.500%	03/15/22	1,580	1,612,980
Newmont Mining Corp., Gtd. Notes	4.875%	03/15/42	1,025	1,137,446
Rio Tinto Finance USA PLC (United Kingdom), Gtd. Notes	4.125%	08/21/42	745	797,234
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875%	04/23/45	4,505	5,441,305
VM Holding SA (Peru), Gtd. Notes, 144A	5.375%	05/04/27	318	337,080

				26,162,487

Miscellaneous Manufacturing — 0.1%
Eaton Corp., Gtd. Notes	2.750%	11/02/22	748	750,188
General Electric Co., Sr. Unsec’d. Notes	4.500%	03/11/44	1,124	1,245,134
Ingersoll-Rand Luxembourg Finance SA, Gtd. Notes	4.650%	11/01/44	156	172,718
Koppers, Inc., Gtd. Notes, 144A(a)	6.000%	02/15/25	915	969,900

				3,137,940

Office/Business Equipment — 0.0%
Pitney Bowes, Inc., Sr. Unsec’d. Notes(a)	4.125%	05/15/22	1,921	1,764,919

Oil & Gas — 3.2%
Apache Corp., Sr. Unsec’d. Notes	2.625%	01/15/23	1,006	986,521
Apache Corp., Sr. Unsec’d. Notes	4.250%	01/15/44	3,065	2,969,293
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.224%	04/14/24	2,575	2,638,431
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.250%	04/15/27	1,460	1,456,484

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Oil & Gas (continued)
Chesapeake Energy Corp., Sec’d. Notes, 144A	8.000%	12/15/22	320	$345,200
CNPC General Capital Ltd. (China), Gtd. Notes, 144A	3.950%	04/19/22	2,445	2,534,610
Concho Resources, Inc., Gtd. Notes	3.750%	10/01/27	3,365	3,408,935
Concho Resources, Inc., Gtd. Notes	4.875%	10/01/47	405	440,409
Dolphin Energy Ltd. (United Arab Emirates), Sr. Sec’d. Notes, 144A	5.500%	12/15/21	3,640	3,948,075
Eclipse Resources Corp., Gtd. Notes	8.875%	07/15/23	920	944,150
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	5.500%	01/30/26	130	132,275
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	7.000%	08/15/21	1,310	1,356,767
Ensco PLC, Sr. Unsec’d. Notes(a)	4.500%	10/01/24	2,040	1,713,599
Ensco PLC, Sr. Unsec’d. Notes	5.750%	10/01/44	1,430	979,549
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900%	04/01/35	230	234,755
EOG Resources, Inc., Sr. Unsec’d. Notes	4.150%	01/15/26	625	665,187
Extraction Oil & Gas, Inc./Extraction Finance Corp., Gtd. Notes, 144A	7.875%	07/15/21	335	354,263
Exxon Mobil Corp., Sr. Unsec’d. Notes	1.819%	03/15/19	2,224	2,220,448
Exxon Mobil Corp., Sr. Unsec’d. Notes	4.114%	03/01/46	667	746,530
Geopark Ltd. (Chile), Sr. Sec’d. Notes, 144A	6.500%	09/21/24	221	226,682
Hess Corp., Sr. Unsec’d. Notes	5.800%	04/01/47	2,225	2,475,962
Marathon Petroleum Corp., Sr. Unsec’d. Notes	5.850%	12/15/45	710	817,830
Matador Resources Co., Gtd. Notes	6.875%	04/15/23	185	194,713
MEG Energy Corp. (Canada), Gtd. Notes, 144A	7.000%	03/31/24	2,195	1,852,031
Nabors Industries, Inc., Gtd. Notes(a)	5.100%	09/15/23	6,065	5,670,775
Nabors Industries, Inc., Gtd. Notes(a)	5.500%	01/15/23	1,240	1,202,800
Newfield Exploration Co., Sr. Unsec’d. Notes(a)	5.375%	01/01/26	4,550	4,811,625
Oasis Petroleum, Inc., Gtd. Notes	6.875%	03/15/22	480	492,600
Oasis Petroleum, Inc., Gtd. Notes	7.250%	02/01/19	78	78,000
Odbrcht Offshore Drilling Finance Ltd. (Cayman Islands), 1st Lien, 144A^	6.720%	12/01/22	81	34,861
Odbrcht Offshore Drilling Finance Ltd. (Cayman Islands), 1st Lien, 144A^	7.720%	12/01/26	223	95,706
Pan American Energy LLC (Argentina), Gtd. Notes, 144A	7.875%	05/07/21	2,705	2,916,044
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	5.625%	05/20/43	5,320	5,787,117
Petrobras Global Finance BV (Brazil), Gtd. Notes	5.375%	01/27/21	862	896,480
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.125%	01/17/22	3,681	3,906,461
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.750%	01/27/41	2,840	2,839,599
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.850%	06/05/2115	6,210	5,977,125
Petrobras Global Finance BV (Brazil), Gtd. Notes	7.375%	01/17/27	172	189,372
Petrobras Global Finance BV (Brazil), Gtd. Notes	8.375%	05/23/21	963	1,098,302
Petrobras Global Finance BV (Brazil), Gtd. Notes, 144A	5.299%	01/27/25	170	170,510
Petrobras Global Finance BV (Brazil), Gtd. Notes, 144A	5.999%	01/27/28	174	174,435
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	6.500%	03/13/27	1,767	1,931,331
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	4.450%	01/15/26	390	418,016
QEP Resources, Inc., Sr. Unsec’d. Notes(a)	5.250%	05/01/23	2,150	2,175,499
QEP Resources, Inc., Sr. Unsec’d. Notes	5.375%	10/01/22	1,950	1,993,875
Range Resources Corp., Gtd. Notes	5.000%	03/15/23	2,145	2,134,275
Resolute Energy Corp., Gtd. Notes	8.500%	05/01/20	2,110	2,146,925
Rowan Cos., Inc., Gtd. Notes	4.750%	01/15/24	6,170	5,429,600
RSP Permian, Inc., Gtd. Notes	6.625%	10/01/22	80	83,900

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Oil & Gas (continued)
Sable Permian Resources Land LLC, Sr. Sec’d. Notes, 144A	13.000%	11/30/20	280	$321,999
Shell International Finance BV (Netherlands), Gtd. Notes	3.625%	08/21/42	440	434,421
Shell International Finance BV (Netherlands), Gtd. Notes	3.750%	09/12/46	1,355	1,381,992
Shell International Finance BV (Netherlands), Gtd. Notes	4.125%	05/11/35	1,185	1,292,666
SM Energy Co., Sr. Unsec’d. Notes(a)	5.000%	01/15/24	1,410	1,359,769
SM Energy Co., Sr. Unsec’d. Notes(a)	5.625%	06/01/25	1,865	1,809,050
SM Energy Co., Sr. Unsec’d. Notes(a)	6.125%	11/15/22	1,330	1,354,938
SM Energy Co., Sr. Unsec’d. Notes	6.500%	11/15/21	635	642,938
SM Energy Co., Sr. Unsec’d. Notes(a)	6.500%	01/01/23	2,150	2,193,000
SM Energy Co., Sr. Unsec’d. Notes	6.750%	09/15/26	355	365,650
Thai Oil PCL (Thailand), Sr. Unsec’d. Notes, 144A	4.875%	01/23/43	7,245	7,922,811
Ultrapar International SA (Brazil), Gtd. Notes, 144A	5.250%	10/06/26	7,040	7,168,269
Valero Energy Corp., Sr. Unsec’d. Notes	3.650%	03/15/25	1,690	1,735,394
Whiting Petroleum Corp., Gtd. Notes	5.000%	03/15/19	796	816,298
Whiting Petroleum Corp., Sr. Unsec’d. Notes, 144A	6.625%	01/15/26	3,100	3,162,000
Woodside Finance Ltd. (Australia), Gtd. Notes, 144A	3.650%	03/05/25	163	163,989
YPF SA (Argentina), Sr. Unsec’d. Notes	8.750%	04/04/24	478	548,983
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A	6.950%	07/21/27	380	403,370
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A	8.500%	03/23/21	80	90,480
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A	8.875%	12/19/18	626	661,056

				120,127,005

Oil & Gas Services — 0.1%
Halliburton Co., Sr. Unsec’d. Notes	3.800%	11/15/25	4,375	4,546,790
Odebrecht Oil & Gas Finance Ltd. (Cayman Islands), Unsec’d. Notes, 144A^	2.511%	12/22/47	37	15,832
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	3.000%	12/21/20	1,073	1,086,898

				5,649,520

Packaging & Containers — 0.0%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA, Sr. Sec’d. Notes	5.750%	10/15/20	1,270	1,288,574

Pharmaceuticals — 0.6%
AbbVie, Inc., Sr. Unsec’d. Notes	2.500%	05/14/20	1,977	1,983,092
AbbVie, Inc., Sr. Unsec’d. Notes	2.900%	11/06/22	725	727,108
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%	05/14/35	6,460	7,095,287
Allergan Funding SCS, Gtd. Notes	2.350%	03/12/18	2,176	2,177,724
Allergan Funding SCS, Gtd. Notes(a)	3.800%	03/15/25	2,716	2,765,015
Merck & Co., Inc., Sr. Unsec’d. Notes	3.600%	09/15/42	905	923,903
Pfizer, Inc., Sr. Unsec’d. Notes	4.000%	12/15/36	2,800	3,067,348
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes	1.700%	07/19/19	99	96,188
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.375%	03/15/20	61	61,076
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.625%	12/01/21	4,012	3,921,730

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	7.500%	07/15/21	197	$200,448
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	9.000%	12/15/25	261	272,014
Valeant Pharmaceuticals International, Inc., Sr. Sec’d. Notes, 144A	5.500%	11/01/25	142	144,485

				23,435,418

Pipelines — 1.1%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), Sr. Sec’d. Notes, 144A	4.600%	11/02/47	2,435	2,504,471
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	4.250%	12/01/27	310	312,661
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	5.200%	12/01/47	280	292,028
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	5.500%	10/15/19	1,310	1,359,806
Enbridge, Inc. (Canada), Sr. Unsec’d. Notes	2.900%	07/15/22	1,235	1,227,525
Enbridge, Inc. (Canada), Sr. Unsec’d. Notes	3.700%	07/15/27	985	989,153
Energy Transfer LP, Sr. Unsec’d. Notes	5.150%	02/01/43	660	624,991
Energy Transfer LP, Sr. Unsec’d. Notes	6.050%	06/01/41	6,545	7,012,651
Energy Transfer LP, Sr. Unsec’d. Notes	6.500%	02/01/42	655	741,666
Enterprise Products Operating LLC, Gtd. Notes	4.900%	05/15/46	1,024	1,128,238
Enterprise Products Operating LLC, Gtd. Notes	5.100%	02/15/45	301	343,461
Kinder Morgan Energy Partners LP, Gtd. Notes	4.250%	09/01/24	2,221	2,300,246
Kinder Morgan Energy Partners LP, Gtd. Notes	4.300%	05/01/24	10,489	10,920,704
Kinder Morgan, Inc., Gtd. Notes	5.050%	02/15/46	2,890	2,999,636
Kinder Morgan, Inc., Gtd. Notes, 144A	5.625%	11/15/23	335	369,875
MPLX LP, Sr. Unsec’d. Notes	5.200%	03/01/47	434	476,283
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.000%	10/01/22	1,305	1,391,092
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.000%	01/15/19	240	246,600
Spectra Energy Partners LP, Sr. Unsec’d. Notes	4.500%	03/15/45	1,340	1,381,707
Sunoco Logistics Partners Operations LP, Gtd. Notes	5.400%	10/01/47	1,535	1,545,366
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes	1.875%	01/12/18	641	640,987
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes	2.500%	08/01/22	764	759,144
Williams Partners LP, Sr. Unsec’d. Notes	4.000%	09/15/25	1,740	1,780,391

				41,348,682

Real Estate — 0.1%
CBRE Services, Inc., Gtd. Notes	5.000%	03/15/23	2,350	2,416,554

Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp., Sr. Unsec’d. Notes	3.000%	06/15/23	5,660	5,645,177
American Tower Corp., Sr. Unsec’d. Notes	3.450%	09/15/21	742	758,388
American Tower Corp., Sr. Unsec’d. Notes	3.500%	01/31/23	208	212,680
American Tower Corp., Sr. Unsec’d. Notes	4.400%	02/15/26	132	138,809
American Tower Corp., Sr. Unsec’d. Notes	5.000%	02/15/24	201	220,169
Boston Properties LP, Sr. Unsec’d. Notes	3.650%	02/01/26	1,570	1,594,942
Crown Castle International Corp., Sr. Unsec’d. Notes	2.250%	09/01/21	1,485	1,459,951
Crown Castle International Corp., Sr. Unsec’d. Notes	3.200%	09/01/24	2,390	2,365,218

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Real Estate Investment Trusts (REITs) (continued)
Crown Castle International Corp., Sr. Unsec’d. Notes	3.400%		02/15/21	405	$413,602
iStar, Inc., Sr. Unsec’d. Notes	6.500%		07/01/21	3,530	3,666,788
Starwood Property Trust, Inc., Sr. Unsec’d. Notes, 144A	4.750%		03/15/25	3,315	3,290,138
VICI Properties 1 LLC/VICI FC, Inc., Sr. Sec’d. Notes, 3 Month LIBOR + 3.500% (Cap 6.600%, Floor 4.500%)(a)	4.847%	(c)	10/15/22	819	819,000

					20,584,862

Retail — 0.6%
Cumberland Farms, Inc., Sr. Unsec’d. Notes, 144A	6.750%		05/01/25	545	577,699
CVS Health Corp., Sr. Unsec’d. Notes	4.000%		12/05/23	1,285	1,336,034
CVS Health Corp., Sr. Unsec’d. Notes	5.125%		07/20/45	685	785,074
El Puerto de Liverpool SAB de CV (Mexico), Gtd. Notes, 144A	3.875%		10/06/26	6,525	6,361,875
GameStop Corp., Gtd. Notes, 144A(a)	5.500%		10/01/19	3,425	3,480,656
Home Depot, Inc. (The), Sr. Unsec’d. Notes	5.875%		12/16/36	640	866,053
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	4.375%		09/15/45	820	906,322
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.700%		12/09/35	1,630	1,851,468
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.875%		12/09/45	215	249,066
SACI Falabella (Chile), Sr. Unsec’d. Notes, 144A	3.750%		04/30/23	2,270	2,324,670
SACI Falabella (Chile), Sr. Unsec’d. Notes, 144A	4.375%		01/27/25	1,225	1,282,200
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes	4.650%		06/01/46	67	70,581
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes	4.800%		11/18/44	1,953	2,102,689

					22,194,387

Savings & Loans — 0.0%
Nationwide Building Society (United Kingdom), Sub. Notes, MTN, 144A	4.125%		10/18/32	1,680	1,680,568

Semiconductors — 0.8%
Analog Devices, Inc., Sr. Unsec’d. Notes	3.500%		12/05/26	2,040	2,064,434
Analog Devices, Inc., Sr. Unsec’d. Notes	3.900%		12/15/25	178	186,079
Analog Devices, Inc., Sr. Unsec’d. Notes	5.300%		12/15/45	179	212,742
Applied Materials, Inc., Sr. Unsec’d. Notes	3.300%		04/01/27	1,150	1,169,663
Applied Materials, Inc., Sr. Unsec’d. Notes	4.350%		04/01/47	720	807,687
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	2.200%		01/15/21	800	782,302
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	2.375%		01/15/20	9,410	9,346,362
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	3.000%		01/15/22	6,700	6,643,249
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	3.625%		01/15/24	1,249	1,241,987
KLA-Tencor Corp., Sr. Unsec’d. Notes	3.375%		11/01/19	1,455	1,478,989
Lam Research Corp., Sr. Unsec’d. Notes	2.750%		03/15/20	771	776,458
Lam Research Corp., Sr. Unsec’d. Notes	2.800%		06/15/21	970	976,088
QUALCOMM, Inc., Sr. Unsec’d. Notes	2.600%		01/30/23	1,800	1,755,750
QUALCOMM, Inc., Sr. Unsec’d. Notes	4.800%		05/20/45	354	380,744
Xilinx, Inc., Sr. Unsec’d. Notes	2.950%		06/01/24	765	760,223

					28,582,757

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Software — 0.5%
Autodesk, Inc., Sr. Unsec’d. Notes	3.500%		06/15/27	2,565	$2,516,075
CDK Global, Inc., Sr. Unsec’d. Notes	3.800%		10/15/19	400	408,000
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%		10/15/20	74	76,033
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	4.500%		08/15/46	25	26,059
Microsoft Corp., Sr. Unsec’d. Notes	3.450%		08/08/36	3,270	3,371,337
Microsoft Corp., Sr. Unsec’d. Notes	3.500%		02/12/35	845	879,191
Microsoft Corp., Sr. Unsec’d. Notes	4.250%		02/06/47	2,830	3,235,455
Oracle Corp., Sr. Unsec’d. Notes	3.250%		05/15/30	684	691,443
Oracle Corp., Sr. Unsec’d. Notes	3.900%		05/15/35	832	881,330
Oracle Corp., Sr. Unsec’d. Notes	4.000%		07/15/46	795	845,889
VMware, Inc., Sr. Unsec’d. Notes	2.300%		08/21/20	7,005	6,965,282

					19,896,094

Telecommunications — 2.1%
AT&T, Inc., Sr. Unsec’d. Notes	3.900%		08/14/27	2,400	2,416,036
AT&T, Inc., Sr. Unsec’d. Notes	4.250%		03/01/27	1,770	1,804,367
AT&T, Inc., Sr. Unsec’d. Notes	4.350%		06/15/45	180	166,068
AT&T, Inc., Sr. Unsec’d. Notes	4.500%		03/09/48	1,581	1,481,367
AT&T, Inc., Sr. Unsec’d. Notes	4.750%		05/15/46	405	396,109
AT&T, Inc., Sr. Unsec’d. Notes	5.150%		02/14/50	4,450	4,505,466
AT&T, Inc., Sr. Unsec’d. Notes	5.250%		03/01/37	3,030	3,204,601
AT&T, Inc., Sr. Unsec’d. Notes	5.450%		03/01/47	2,330	2,490,239
AT&T, Inc., Sr. Unsec’d. Notes(a)	5.700%		03/01/57	2,360	2,591,971
AT&T, Inc., Sr. Unsec’d. Notes, 144A	4.300%		02/15/30	812	809,730
Axtel SAB de CV (Mexico), Gtd. Notes, 144A	6.375%		11/14/24	360	370,799
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125%		03/11/23	6,500	6,888,629
Bharti Airtel Ltd. (India), Sr. Unsec’d. Notes, 144A	4.375%		06/10/25	2,790	2,838,869
Colombia Telecomunicaciones SA ESP (Colombia), Sr. Unsec’d. Notes, 144A	5.375%		09/27/22	1,434	1,459,095
Embarq Corp., Sr. Unsec’d. Notes	7.995%		06/01/36	3,350	3,257,875
Frontier Communications Corp., Sr. Unsec’d. Notes(a)	6.875%		01/15/25	1,245	806,138
Juniper Networks, Inc., Sr. Unsec’d. Notes(a)	3.300%		06/15/20	820	830,634
Ooredoo International Finance Ltd. (Qatar), Gtd. Notes, MTN, 144A	3.250%		02/21/23	3,775	3,731,512
Rogers Communications, Inc. (Canada), Gtd. Notes	5.000%		03/15/44	201	232,136
SK Telecom Co. Ltd. (South Korea), Sr. Unsec’d. Notes, MTN, 144A	2.125%		05/01/18	1,610	1,607,861
Sprint Capital Corp., Gtd. Notes	6.875%		11/15/28	2,560	2,576,000
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360%		03/20/23	2,752	2,768,760
Telefonica Emisiones SAU (Spain), Gtd. Notes	5.462%		02/16/21	5,949	6,435,104
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.450%		11/01/22	3,840	3,764,051
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.125%		03/16/27	2,610	2,721,481
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.500%		08/10/33	2,290	2,401,820
Verizon Communications, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550%	1.996%	(c)	05/22/20	16,240	16,334,424

					78,891,142

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Toys/Games/Hobbies — 0.1%
Mattel, Inc., Gtd. Notes, 144A	6.750%		12/31/25	1,990	$2,016,766

Transportation — 0.2%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.125%		06/15/47	810	887,535
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.150%		04/01/45	371	403,163
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.700%		09/01/45	95	111,300
CSX Corp., Sr. Unsec’d. Notes	4.250%		11/01/66	707	706,425
FedEx Corp., Gtd. Notes	3.900%		02/01/35	1,126	1,143,886
FedEx Corp., Gtd. Notes	4.900%		01/15/34	450	510,100
Norfolk Southern Corp., Sr. Unsec’d. Notes, 144A	4.050%		08/15/52	683	707,907
Rumo Luxembourg Sarl (Brazil), Gtd. Notes, 144A	7.375%		02/09/24	445	478,865
Union Pacific Corp., Sr. Unsec’d. Notes	3.375%		02/01/35	324	328,167
Union Pacific Corp., Sr. Unsec’d. Notes	3.600%		09/15/37	1,055	1,093,046
Union Pacific Corp., Sr. Unsec’d. Notes	3.875%		02/01/55	886	900,165

					7,270,559

Trucking & Leasing — 0.1%
Aviation Capital Group Corp., Sr. Unsec’d. Notes, 144A	2.875%		09/17/18	1,965	1,971,594
GATX Corp., Sr. Unsec’d. Notes(a)	2.600%		03/30/20	821	820,792
GATX Corp., Sr. Unsec’d. Notes	3.850%		03/30/27	549	558,173
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	3.400%		11/15/26	1,560	1,540,307

					4,890,866

TOTAL CORPORATE BONDS (cost $1,140,602,302)					1,158,250,724

MUNICIPAL BONDS — 3.6%
Arizona — 0.1%
Arizona Health Facilities Authority, Revenue Bonds	1.705%	(cc)	01/01/37	360	324,050
City of Phoenix Civic Improvement Corp., Revenue Bonds	5.000%		07/01/47	180	209,875
Salt River Project Agricultural Improvement & Power District, Revenue Bonds	5.000%		01/01/30	140	174,856
Salt River Project Agricultural Improvement & Power District, Revenue Bonds	5.000%		01/01/31	70	86,720
Salt River Project Agricultural Improvement & Power District, Revenue Bonds	5.000%		01/01/34	180	220,649
Salt River Project Agricultural Improvement & Power District, Revenue Bonds	5.000%		01/01/35	100	122,285
Salt River Project Agricultural Improvement & Power District, Revenue Bonds	5.000%		01/01/36	210	256,383
Salt River Project Agricultural Improvement & Power District, Revenue Bonds	5.000%		12/01/36	270	318,200
Salt River Project Agricultural Improvement & Power District, Revenue Bonds	5.000%		01/01/37	550	669,851
Salt River Project Agricultural Improvement & Power District, Revenue Bonds	5.000%		01/01/38	260	316,142

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Arizona (continued)
Salt River Project Agricultural Improvement & Power District, Revenue Bonds	5.000%	01/01/39	190	$230,841

				2,929,852

California — 0.8%
Bay Area Toll Authority, Revenue Bonds, BABs	6.918%	04/01/40	820	1,183,112
Bay Area Toll Authority, Revenue Bonds, BABs	7.043%	04/01/50	1,340	2,116,959
California Health Facilities Financing Authority, Revenue Bonds	5.000%	08/15/33	290	346,625
California Pollution Control Financing Authority, Revenue Bonds, 144A	5.000%	11/21/45	260	281,939
Chino Valley Unified School District, General Obligation Unlimited	5.250%	08/01/47	540	663,196
City of Long Beach CA Harbor Revenue, Revenue Bonds	5.000%	05/15/47	420	506,411
City of Los Angeles Department of Airports, Revenue Bonds	5.000%	05/15/47	260	306,363
City of Riverside CA Electric Revenue, Revenue Bonds, BABs	7.605%	10/01/40	300	456,774
Contra Costa Community College District, General Obligation Unlimited, BABs	6.504%	08/01/34	165	214,647
East Bay Municipal Utility District Water System Revenue, Revenue Bonds	5.000%	06/01/45	170	205,282
Eastern Municipal Water District Financing Authority, Revenue Bonds	5.000%	07/01/47	150	180,957
Golden State Tobacco Securitization Corp., Revenue Bonds	5.125%	06/01/47	1,140	1,139,088
Los Angeles Community College District, General Obligation Unlimited, BABs	6.600%	08/01/42	1,075	1,581,347
Los Angeles County Metropolitan Transportation Authority, Revenue Bonds	5.000%	07/01/32	400	494,336
Los Angeles County Metropolitan Transportation Authority, Revenue Bonds	5.000%	07/01/40	700	851,711
Los Angeles County Metropolitan Transportation Authority, Revenue Bonds	5.000%	07/01/41	490	595,737
Los Angeles County Metropolitan Transportation Authority, Revenue Bonds	5.000%	07/01/42	850	1,032,614
Los Angeles County Metropolitan Transportation Authority, Revenue Bonds	5.000%	07/01/42	660	798,686
Los Angeles Department of Water & Power, Revenue Bonds, BABs	6.603%	07/01/50	285	442,716
Los Angeles Unified School District, General Obligation Unlimited, BABs	5.750%	07/01/34	1,150	1,466,469
Orange County Local Transportation Authority, Revenue Bonds, BABs	6.908%	02/15/41	730	1,029,242
Oxnard School District, General Obligation Unlimited	5.000%	08/01/45	260	307,039
Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds, BABs	6.583%	05/15/49	740	1,040,980
San Diego Public Facilities Financing Authority Sewer Revenue, Revenue Bonds	5.000%	05/15/39	275	327,291
San Diego Unified School District/CA, General Obligation Unlimited	5.000%	07/01/47	290	349,850
San Francisco City & County Airport Commission-San Francisco International Airport, Revenue Bonds	5.000%	05/01/41	380	439,865

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
California (continued)
San Francisco City & County Airport Commission-San Francisco International Airport, Revenue Bonds	5.000%	05/01/46	170	$196,102
San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds	5.000%	05/01/47	360	420,743
San Jose Redevelopment Agency Successor Agency, Series A-T, Taxable, Refunding	2.958%	08/01/24	695	693,805
State of California, BABs	7.500%	04/01/34	4,075	6,034,342
State of California, General Obligation Unlimited	5.000%	09/01/27	250	309,815
State of California, General Obligation Unlimited, BABs	7.300%	10/01/39	205	305,831
State of California, General Obligation Unlimited, BABs	7.350%	11/01/39	330	495,238
State of California, General Obligation Unlimited, BABs	7.550%	04/01/39	305	479,951
University of California, Revenue Bonds	3.063%	07/01/25	390	394,247
University of California, Revenue Bonds	4.601%	05/15/31	385	427,912
University of California, Revenue Bonds	4.767%	05/15/2115	840	918,448
University of California, Revenue Bonds	5.000%	05/15/47	450	538,020

				29,573,690

Colorado — 0.1%
Adams & Weld Counties School District No. 27J Brighton, General Obligation Unlimited	5.000%	12/01/42	330	395,607
City of Aurora Co. Water Revenue, Revenue Bonds	5.000%	08/01/46	380	448,427
Colorado Health Facilities Authority, Revenue Bonds	5.250%	02/01/31	190	203,690
Weld County School District No. RE-4, General Obligation Unlimited	5.250%	12/01/41	330	399,445

				1,447,169

Connecticut — 0.0%
Connecticut State Health & Educational Facility Authority, Revenue Bonds	5.000%	07/01/45	560	637,896
Connecticut State Health & Educational Facility Authority, Revenue Bonds	5.000%	07/01/45	380	420,238

				1,058,134

District of Columbia — 0.1%
District of Columbia, Revenue Bonds, BABs	5.591%	12/01/34	605	747,713
Metropolitan Washington Airports Authority, Revenue Bonds	5.000%	10/01/32	520	613,023
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Revenue Bonds	4.300%	10/01/39	200	91,086
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Revenue Bonds, BABs	7.462%	10/01/46	285	437,273

				1,889,095

Florida — 0.2%
City of Miami Beach FL Water & Sewer Revenue, Revenue Bonds	5.000%	09/01/47	220	259,895
County of Miami-Dade, General Obligation Unlimited	5.000%	07/01/35	240	283,447
County of Miami-Dade Aviation Revenue, Revenue Bonds	2.504%	10/01/24	600	579,624

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Florida (continued)
County of Miami-Dade Aviation Revenue, Revenue Bonds	3.354%	10/01/29	115	$113,452
County of Miami-Dade Aviation Revenue, Revenue Bonds	3.454%	10/01/30	205	207,232
County of Miami-Dade Aviation Revenue, Revenue Bonds	3.504%	10/01/31	195	197,321
County of Miami-Dade Aviation Revenue, Revenue Bonds	5.000%	10/01/38	435	499,236
Miami-Dade County Educational Facilities Authority, Revenue Bonds	5.073%	04/01/50	320	358,528
Palm Beach County School District, CERTIFICATE PARTICIPATION	5.000%	08/01/26	960	1,172,419
State Board of Administration Finance Corp., Revenue Bonds	2.638%	07/01/21	860	860,886
State Board of Administration Finance Corp., Revenue Bonds	2.995%	07/01/20	765	775,014
Sumter Landing Community Development District, Revenue Bonds	4.172%	10/01/47	240	260,203

				5,567,257

Georgia — 0.0%
Municipal Electric Authority of Georgia, Revenue Bonds	5.000%	01/01/20	370	392,119
Municipal Electric Authority of Georgia, Revenue Bonds, BABs	6.637%	04/01/57	365	467,872
State of Georgia, General Obligation Unlimited	5.000%	07/01/26	210	261,030

				1,121,021

Hawaii — 0.0%
City & County of Honolulu, General Obligation Unlimited	5.000%	09/01/41	190	228,011

Illinois — 0.1%
State of Illinois, General Obligation Unlimited	5.100%	06/01/33	2,055	2,051,589

Kansas — 0.0%
State of Kansas Department of Transportation, Revenue Bonds	5.000%	09/01/35	200	236,340

Louisiana — 0.0%
New Orleans Aviation Board, Revenue Bonds	5.000%	01/01/40	310	349,274

Maryland — 0.0%
State of Maryland, General Obligation Unlimited	5.000%	08/01/24	880	1,053,932
State of Maryland, General Obligation Unlimited	5.000%	08/01/26	300	372,750

				1,426,682

Massachusetts — 0.2%
Commonwealth of Massachusetts, General Obligation Ltd.	5.000%	11/01/39	370	445,495
Commonwealth of Massachusetts, General Obligation Ltd.	5.000%	11/01/40	730	877,548
Commonwealth of Massachusetts, General Obligation Ltd.	5.000%	11/01/41	370	444,429
Commonwealth of Massachusetts, General Obligation Ltd.	5.000%	11/01/42	370	443,723

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Massachusetts (continued)
Commonwealth of Massachusetts, General Obligation Ltd.	5.000%	11/01/44	730	$874,058
Commonwealth of Massachusetts, General Obligation Ltd.	5.000%	11/01/45	370	442,661
Commonwealth of Massachusetts, General Obligation Ltd.	5.000%	11/01/46	490	585,295
Commonwealth of Massachusetts Transportation Fund Revenue, Revenue Bonds	5.000%	06/01/40	270	326,290
Commonwealth of Massachusetts Transportation Fund Revenue, Revenue Bonds	5.000%	06/01/41	310	374,328
Commonwealth of Massachusetts Transportation Fund Revenue, Revenue Bonds	5.000%	06/01/43	330	397,838
Massachusetts Bay Transportation Authority, Revenue Bonds	5.000%	07/01/39	190	227,793
Massachusetts Bay Transportation Authority, Revenue Bonds	5.000%	07/01/40	200	239,596
Massachusetts Bay Transportation Authority, Revenue Bonds	5.000%	07/01/41	210	251,381
Massachusetts Bay Transportation Authority, Revenue Bonds	5.000%	07/01/41	180	215,469
Massachusetts Bay Transportation Authority, Revenue Bonds	5.000%	07/01/42	220	263,146
Massachusetts Bay Transportation Authority, Revenue Bonds	5.000%	07/01/42	180	215,302
Massachusetts Bay Transportation Authority, Revenue Bonds	5.000%	07/01/43	180	215,134
Massachusetts Bay Transportation Authority, Revenue Bonds	5.000%	07/01/44	180	214,969
Massachusetts Bay Transportation Authority, Revenue Bonds	5.000%	07/01/45	180	214,801
Massachusetts Clean Water Trust (The), Revenue Bonds	5.000%	02/01/27	185	227,134
Massachusetts Clean Water Trust (The), Revenue Bonds	5.000%	02/01/28	285	348,717
Massachusetts Development Finance Agency, Revenue Bonds	5.000%	07/01/47	290	335,089
Massachusetts Educational Financing Authority, Revenue Bonds	5.000%	01/01/22	250	272,723
University of Massachusetts Building Authority, Revenue Bonds	5.000%	11/01/31	300	357,951

				8,810,870

Michigan — 0.0%
Great Lakes Water Authority Water Supply System Revenue, Revenue Bonds	5.250%	07/01/33	300	363,042
Michigan Finance Authority, Revenue Bonds	5.000%	11/15/41	190	214,960
Royal Oak Hospital Finance Authority, Revenue Bonds	5.000%	09/01/39	260	290,025

				868,027

Mississippi — 0.0%
Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds	5.000%	09/01/46	360	396,076

Missouri — 0.0%
Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds	3.652%	08/15/57	600	609,810

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Missouri (continued)
Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds	5.000%	11/15/29	210	$247,699
Metropolitan St Louis Sewer District, Revenue Bonds	5.000%	05/01/42	450	541,409

				1,398,918

Nebraska — 0.0%
Public Power Generation Agency, Revenue Bonds	5.000%	01/01/35	210	244,022

Nevada — 0.0%
Clark County School District, General Obligation Ltd.	5.000%	06/15/23	200	230,610
Clark County School District, General Obligation Ltd.	5.000%	06/15/24	240	281,460
Clark County School District, General Obligation Ltd.	5.000%	06/15/27	175	209,711
County of Clark Department of Aviation, Revenue Bonds	5.000%	07/01/21	370	405,579

				1,127,360

New Jersey — 0.1%
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.000%	06/15/29	230	261,349
New Jersey Turnpike Authority, Revenue Bonds, BABs	7.414%	01/01/40	530	818,066
Tobacco Settlement Financing Corp., Revenue Bonds	5.000%	06/01/41	790	766,632

				1,846,047

New York — 0.7%
Dutchess County Local Development Corp., Revenue Bonds	5.000%	07/01/46	600	688,422
Metropolitan Transportation Authority, Revenue Bonds	5.000%	11/15/25	350	422,674
Metropolitan Transportation Authority, Revenue Bonds	5.000%	11/15/26	860	1,052,993
Metropolitan Transportation Authority, Revenue Bonds	5.000%	11/15/42	380	452,588
Metropolitan Transportation Authority, Revenue Bonds	5.250%	11/15/57	470	560,437
Metropolitan Transportation Authority, Revenue Bonds, BABs	6.687%	11/15/40	305	431,508
Metropolitan Transportation Authority, Revenue Bonds, BABs	6.814%	11/15/40	430	614,560
New York City Municipal Water Finance Authority, Revenue Bonds, BABs	5.882%	06/15/44	450	622,535
New York City Transitional Finance Authority Future Tax Sec’d. Revenue, Revenue Bonds	2.280%	05/01/26	310	290,820
New York City Transitional Finance Authority Future Tax Sec’d. Revenue, Revenue Bonds	3.050%	05/01/27	975	961,652
New York City Transitional Finance Authority Future Tax Sec’d. Revenue, Revenue Bonds	5.000%	08/01/31	120	144,882
New York City Transitional Finance Authority Future Tax Sec’d. Revenue, Revenue Bonds	5.000%	02/01/35	230	272,003
New York City Transitional Finance Authority Future Tax Sec’d. Revenue, Revenue Bonds	5.000%	05/01/36	220	260,929

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
New York (continued)
New York City Water & Sewer System, Revenue Bonds	5.000%	06/15/47	1,850	$2,187,884
New York City Water & Sewer System, Revenue Bonds, BABs	5.750%	06/15/41	345	470,980
New York Convention Center Development Corp., Revenue Bonds	5.000%	11/15/40	210	241,452
New York Convention Center Development Corp., Revenue Bonds	5.000%	11/15/46	540	633,614
New York Liberty Development Corp., Revenue Bonds	5.250%	10/01/35	200	262,206
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/27	220	270,043
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/28	220	268,880
New York State Dormitory Authority, Revenue Bonds	5.000%	03/15/29	580	712,571
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/31	200	240,772
New York State Dormitory Authority, Revenue Bonds	5.000%	03/15/32	345	413,338
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/34	370	447,219
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/35	370	446,165
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/36	370	445,465
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/37	370	444,418
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/38	370	443,723
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/39	370	443,375
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/40	750	898,028
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/41	370	442,683
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/42	670	800,985
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/43	670	800,355
New York State Dormitory Authority, Revenue Bonds, BABs	5.389%	03/15/40	430	542,544
New York State Urban Development Corp., Revenue Bonds	2.860%	03/15/24	1,175	1,166,622
New York State Urban Development Corp., Revenue Bonds	3.120%	03/15/25	575	577,041
New York State Urban Development Corp., Revenue Bonds	3.320%	03/15/29	750	748,260
New York Transportation Development Corp., Revenue Bonds	5.000%	07/01/46	190	208,624
New York Transportation Development Corp., Revenue Bonds	5.250%	01/01/50	1,190	1,320,246
Port Authority of New York & New Jersey, Revenue Bonds	4.458%	10/01/62	860	993,068
Port Authority of New York & New Jersey, Revenue Bonds	4.810%	10/15/65	430	523,813

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
New York (continued)
Port Authority of New York & New Jersey, Revenue Bonds	4.960%	08/01/46	695	$861,369
Port Authority of New York & New Jersey, Revenue Bonds	5.000%	11/15/47	170	199,480
TSASC, Inc., Revenue Bonds	5.000%	06/01/41	340	382,034

				25,613,260

North Carolina — 0.0%
North Carolina Department of Transportation, Revenue Bonds	5.000%	06/30/54	500	548,360

Ohio — 0.1%
American Municipal Power, Inc., Revenue Bonds, BABs	6.449%	02/15/44	205	281,631
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds	5.875%	06/01/47	1,250	1,204,438
State of Ohio, General Obligation Ltd.	5.000%	05/01/27	390	469,369
State of Ohio, General Obligation Ltd.	5.000%	05/01/30	270	323,525
State of Ohio, General Obligation Ltd.	5.000%	05/01/32	360	427,864
State of Ohio, General Obligation Ltd.	5.000%	05/01/34	240	283,817
State of Ohio, General Obligation Ltd.	5.000%	05/01/35	240	283,284
State of Ohio, General Obligation Ltd.	5.000%	05/01/36	580	683,745
State of Ohio, General Obligation Ltd.	5.000%	05/01/37	440	517,730
State of Ohio, General Obligation Unlimited	5.000%	03/15/32	540	628,868

				5,104,271

Oregon — 0.1%
Oregon School Boards Assoc., General Obligation Ltd.	4.759%	06/30/28	1,005	1,106,686
Oregon School Boards Assoc., General Obligation Ltd.	5.490%	06/30/23	1,380	1,574,649

				2,681,335

Pennsylvania — 0.0%
City of Philadelphia PA Airport Revenue, Revenue Bonds	5.000%	07/01/42	130	150,413
City of Philadelphia PA Airport Revenue, Revenue Bonds	5.000%	07/01/47	90	103,731
Commonwealth Financing Authority, Revenue Bonds	4.144%	06/01/38	430	455,843
Pennsylvania Economic Development Financing Authority, Revenue Bonds	5.000%	12/31/38	210	237,413
Pennsylvania Turnpike Commission, Revenue Bonds	5.000%	06/01/42	170	193,212
Pennsylvania Turnpike Commission, Revenue Bonds	5.250%	06/01/47	170	197,372

				1,337,984

Puerto Rico — 0.0%
Commonwealth of Puerto Rico (Puerto Rico), General Obligation Unlimited(d)	8.000%	07/01/35	5,955	1,414,313

South Carolina — 0.1%
Lexington County Health Services District, Inc., Revenue Bonds	5.000%	11/01/41	350	393,817

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
South Carolina (continued)
South Carolina Public Service Authority, Revenue Bonds	2.388%	12/01/23	636	$605,453
South Carolina Public Service Authority, Revenue Bonds	5.000%	12/01/24	170	199,765
South Carolina Public Service Authority, Revenue Bonds	5.000%	12/01/25	280	330,400
South Carolina Public Service Authority, Revenue Bonds	5.000%	12/01/26	90	105,599
South Carolina Public Service Authority, Revenue Bonds	5.000%	12/01/27	100	118,191
South Carolina Public Service Authority, Revenue Bonds	5.000%	12/01/28	210	244,385
South Carolina Public Service Authority, Revenue Bonds	5.000%	12/01/28	110	129,011
South Carolina Public Service Authority, Revenue Bonds	5.000%	12/01/29	190	221,903
South Carolina Public Service Authority, Revenue Bonds	5.000%	12/01/31	70	81,708
South Carolina Public Service Authority, Revenue Bonds	5.000%	12/01/32	100	116,299
South Carolina Public Service Authority, Revenue Bonds	5.000%	12/01/46	170	191,189
South Carolina Public Service Authority, Revenue Bonds	5.000%	12/01/49	400	445,100
South Carolina Public Service Authority, Revenue Bonds	5.000%	12/01/50	400	449,124

				3,631,944

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds	5.000%	07/01/46	400	453,820

Texas — 0.4%
Central Texas Regional Mobility Authority, Revenue Bonds	5.000%	01/01/45	200	225,524
Central Texas Regional Mobility Authority, Revenue Bonds	5.000%	01/01/46	200	226,120
City of Houston Combined Utility System Revenue, Revenue Bonds	5.000%	11/15/35	260	309,122
City of San Antonio Electric & Gas Systems Revenue, Revenue Bonds, BABs	5.808%	02/01/41	820	1,089,952
Dallas Area Rapid Transit, Revenue Bonds	5.000%	12/01/41	400	466,680
Dallas Area Rapid Transit, Revenue Bonds	5.000%	12/01/46	540	627,928
Mesquite Independent School District, General Obligation Unlimited	5.000%	08/15/42	340	402,910
North Texas Tollway Authority, Revenue Bonds	5.000%	01/01/35	290	341,933
North Texas Tollway Authority, Revenue Bonds	5.000%	01/01/39	200	236,786
North Texas Tollway Authority, Revenue Bonds	5.000%	01/01/39	200	233,732
North Texas Tollway Authority, Revenue Bonds	5.000%	01/01/43	600	706,932
North Texas Tollway Authority, Revenue Bonds	5.000%	01/01/43	180	209,428
Northwest Independent School District, General Obligation Unlimited	5.000%	02/15/42	480	564,178
Permanent University Fund — University of Texas System, Revenue Bonds	3.376%	07/01/47	755	758,352
Richardson Independent School District, General Obligation Unlimited	5.000%	02/15/42	340	398,541

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Texas (continued)
San Antonio Education Facilities Corp., Revenue Bonds	5.000%	06/01/47	400	$470,904
State of Texas, Revenue Notes	4.000%	08/30/18	1,740	1,768,710
Texas A&M University, Revenue Bonds	2.756%	05/15/26	1,055	1,033,721
Texas A&M University, Revenue Bonds	2.836%	05/15/27	470	461,784
Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	6.250%	12/15/26	170	204,218
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds	5.000%	12/31/55	140	154,431
Texas Water Development Board, Revenue Bonds	5.000%	10/15/40	330	388,522
Texas Water Development Board, Revenue Bonds	5.000%	10/15/42	610	735,135
Texas Water Development Board, Revenue Bonds	5.000%	10/15/45	290	339,636
United Independent School District, General Obligation Unlimited	5.000%	08/15/47	300	357,249
University of Houston, Revenue Bonds	5.000%	02/15/33	220	259,109
University of Houston, Revenue Bonds	5.000%	02/15/34	200	234,914
University of Houston, Revenue Bonds	5.000%	02/15/35	460	539,203
University of Houston, Revenue Bonds	5.000%	02/15/36	600	702,348

				14,448,002

Utah — 0.0%
Salt Lake City Corp. Airport Revenue, Revenue Bonds	5.000%	07/01/47	625	724,813
Salt Lake City Corp. Airport Revenue, Revenue Bonds	5.000%	07/01/47	250	294,208

				1,019,021

Virginia — 0.1%
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds	5.000%	07/01/41	210	244,022
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds	5.000%	07/01/51	175	196,606
County of Fairfax VA Sewer Revenue, Revenue Bonds	5.000%	07/15/44	140	169,128
University of Virginia, Revenue Bonds	4.179%	09/01/2117	495	516,196
University of Virginia, Revenue Bonds	5.000%	04/01/44	420	505,789
University of Virginia, Revenue Bonds	5.000%	04/01/46	380	456,923
Virginia Commonwealth Transportation Board, Revenue Bonds	5.000%	03/15/25	350	421,376
Virginia Commonwealth Transportation Board, Revenue Bonds	5.000%	03/15/26	450	550,476
Virginia Commonwealth Transportation Board, Revenue Bonds	5.000%	09/15/26	530	653,040

				3,713,556

Washington — 0.2%
Grant County Public Utility District No. 2, Revenue Bonds	4.584%	01/01/40	160	168,082
State of Washington, General Obligation Unlimited	5.000%	07/01/28	150	178,913
State of Washington, General Obligation Unlimited	5.000%	08/01/28	240	292,685

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Washington (continued)
State of Washington, General Obligation Unlimited	5.000%	08/01/29	240	$291,638
State of Washington, General Obligation Unlimited	5.000%	07/01/30	1,000	1,185,590
State of Washington, General Obligation Unlimited	5.000%	08/01/30	240	290,179
State of Washington, General Obligation Unlimited	5.000%	08/01/40	540	637,562
State of Washington, General Obligation Unlimited	5.000%	08/01/40	470	559,375
State of Washington, General Obligation Unlimited	5.000%	08/01/40	220	261,835
State of Washington, General Obligation Unlimited	5.000%	02/01/41	360	424,987
State of Washington, General Obligation Unlimited	5.000%	08/01/41	520	618,400
State of Washington, General Obligation Unlimited	5.000%	08/01/41	240	285,415
State of Washington, General Obligation Unlimited	5.000%	08/01/42	560	665,448
State of Washington, General Obligation Unlimited	5.000%	08/01/42	250	297,075

				6,157,184

West Virginia — 0.1%
Tobacco Settlement Finance Authority, Revenue Bonds	7.467%	06/01/47	715	694,987
West Virginia Hospital Finance Authority, Revenue Bonds	5.000%	06/01/19	220	229,761
West Virginia Hospital Finance Authority, Revenue Bonds	5.000%	06/01/20	240	257,059
West Virginia Hospital Finance Authority, Revenue Bonds	5.000%	06/01/21	240	263,124
West Virginia Hospital Finance Authority, Revenue Bonds	5.000%	06/01/22	260	291,541
West Virginia Hospital Finance Authority, Revenue Bonds	5.000%	06/01/23	215	245,607
West Virginia Hospital Finance Authority, Revenue Bonds	5.000%	06/01/24	230	267,575

				2,249,654

Wisconsin — 0.1%
State of Wisconsin, General Obligation Unlimited	5.000%	11/01/29	480	592,310
State of Wisconsin, General Obligation Unlimited	5.000%	11/01/31	460	562,419
State of Wisconsin, General Obligation Unlimited	5.000%	05/01/32	200	236,958
State of Wisconsin, General Obligation Unlimited	5.000%	05/01/33	180	212,729
State of Wisconsin, General Obligation Unlimited	5.000%	11/01/33	250	303,560
State of Wisconsin, General Obligation Unlimited	5.000%	05/01/34	230	271,140
State of Wisconsin, General Obligation Unlimited	5.000%	05/01/36	290	340,805
State of Wisconsin, General Obligation Unlimited	5.000%	05/01/38	290	339,741
State of Wisconsin, Revenue Bonds	3.154%	05/01/27	1,010	1,024,120
Wisconsin Health & Educational Facilities Authority, Revenue Bonds	5.000%	12/15/44	180	199,361

				4,083,143

TOTAL MUNICIPAL BONDS (cost $134,081,939)				135,025,281

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.7%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1	3.621%	(cc)	09/25/35	1,660	$1,539,889
Ajax Mortgage Loan Trust, Series 2016-A, Class A, 144A	4.250%		08/25/64	952	967,107
Alternative Loan Trust, Series 2006-17T1, Class A1	6.250%		06/25/36	2,496	1,834,439
Alternative Loan Trust, Series 2006-OC10, Class 2A3, 1 Month LIBOR + 0.230%	1.782%	(c)	11/25/36	331	261,909
Alternative Loan Trust, Series 2007-3T1, Class 1A1	6.000%		04/25/37	98	74,078
Alternative Loan Trust, Series 2007-OA2, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.840%	1.903%	(c)	03/25/47	2,048	1,678,444
Alternative Loan Trust, Series 2007-OA7, Class A1A, 1 Month LIBOR + 0.180%	1.732%	(c)	05/25/47	2,926	2,840,597
Alternative Loan Trust 2006-11CB, Series 2006-11CB, Class 3A1	6.500%		05/25/36	447	346,477
American Home Mortgage Assets Trust, Series 2006-5, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.920%	1.983%	(c)	11/25/46	165	94,071
American Home Mortgage Assets Trust, Series 2007-1, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.700%	1.763%	(c)	02/25/47	233	148,512
Angel Oak Mortgage Trust I LLC, Series 2016-1, Class A1, 144A	3.500%		07/25/46	427	428,764
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 144A	4.500%		11/25/45	52	51,353
APS Resecuritization Trust, Series 2016-3, Class 3A, 1 Month LIBOR + 2.850%, 144A	4.402%	(c)	09/27/46	1,992	2,017,719
APS Resecuritization Trust, Series 2016-3, Class 4A, 1 Month LIBOR + 2.600%, 144A	4.152%	(c)	04/27/47	558	559,515
BCAP LLC Trust, Series 2011-RR5, Class 12A1, 144A	5.046%	(cc)	03/26/37	890	873,569
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 1A1	3.732%	(cc)	07/25/34	662	643,080
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	4.010%	(cc)	01/26/36	2,518	2,215,981
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1	6.000%		12/25/37	6,145	5,134,842
CIM Trust, Series 2017-6, Class A1, 144A	3.015%	(cc)	06/25/57	3,808	3,768,727
COLT LLC, Series 2015-1, Class A1V, 1 Month LIBOR + 3.000%, 144A	4.552%	(c)	12/26/45	99	99,762
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, 1 Month LIBOR + 1.350%	2.902%	(c)	11/25/35	303	125,268
CSMC Mortgage-Backed Trust, Series 2007-1, Class 5A13	6.000%		02/25/37	2,643	2,383,261
CSMC Trust, Series 2014-9R, Class 9A1, 1 Month LIBOR + 0.120%, 144A	1.448%	(c)	08/27/36	464	400,735
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 144A	4.000%		07/25/46	542	541,855
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, 1 Month LIBOR + 0.170%	1.722%	(c)	08/25/47	456	323,413
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 1A1A, 1 Month LIBOR + 0.190%	1.742%	(c)	08/25/47	5,049	4,793,613

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A3	6.510%	(cc)	07/25/36	184	$155,960
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M2, 1 Month LIBOR + 4.250%	5.802%	(c)	01/25/29	1,099	1,244,959
Fannie Mae Connecticut Avenue Securities, Series 2016-C06, Class 1M2, 1 Month LIBOR + 4.250%	5.802%	(c)	04/25/29	996	1,132,706
Fannie Mae Connecticut Avenue Securities, Series 2017-C01, Class 1B1, 1 Month LIBOR + 5.750%	7.302%	(c)	07/25/29	394	459,576
Fannie Mae Connecticut Avenue Securities, Series 2017-C01, Class 1M2, 1 Month LIBOR + 3.550%	5.102%	(c)	07/25/29	741	804,906
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, 1 Month LIBOR + 3.000%	4.552%	(c)	10/25/29	143	149,853
Fannie Mae Connecticut Avenue Securities, Series 2017-C04, Class 2M2, 1 Month LIBOR + 2.850%	4.402%	(c)	11/25/29	335	348,386
Fannie Mae Connecticut Avenue Securities, Series 2017-C05, Class 1B1, 1 Month LIBOR + 3.600%	5.152%	(c)	01/25/30	770	767,070
Fannie Mae Connecticut Avenue Securities, Series 2017-C05, Class 1M2, 1 Month LIBOR + 2.200%	3.752%	(c)	01/25/30	459	463,780
Fannie Mae Connecticut Avenue Securities, Series 2017-C07, Class 1B1, 1 Month LIBOR + 4.000%	5.521%	(c)	05/25/30	660	684,363
Fannie Mae REMIC Trust, Series 2003-W1, Class 1A1	6.500%	(cc)	12/25/42	317	338,522
Fannie Mae REMICS, Series 2003-119, Class FK, 1 Month LIBOR + 0.500%	2.052%	(c)	05/25/18	19	19,171
Fannie Mae REMICS, Series 2004-92, Class F, 1 Month LIBOR + 0.300%	1.852%	(c)	08/25/34	875	876,674
Fannie Mae REMICS, Series 2005-59, Class DQ, 1 Month LIBOR x (2.5) + 17.000%	13.120%	(c)	05/25/35	809	906,095
Fannie Mae REMICS, Series 2008-15, Class AS, 1 Month LIBOR x (5) + 33.000%	25.239%	(c)	08/25/36	732	1,209,261
Fannie Mae REMICS, Series 2010-95, Class FB, 1 Month LIBOR + 0.400%	1.952%	(c)	09/25/40	1,603	1,605,160
Fannie Mae REMICS, Series 2012-112, Class DA	3.000%		10/25/42	6,928	6,946,094
Fannie Mae REMICS, Series 2012-128, Class MP	2.500%		11/25/42	1,715	1,594,037
Fannie Mae REMICS, Series 2012-3, Class FP, 1 Month LIBOR + 0.400%	1.952%	(c)	03/25/39	376	377,348
Fannie Mae REMICS, Series 2013-10, Class BV	3.000%		11/25/31	781	746,693
Fannie Mae REMICS, Series 2015-22, Class DY	3.000%		04/25/45	1,402	1,306,699
Fannie Mae REMICS, Series 2015-66, Class CL	3.500%		07/25/41	944	931,184
Fannie Mae REMICS, Series 2016-26, Class KL, 1 Month LIBOR + 18.000%	4.500%	(c)	11/25/42	1,739	1,591,454
Fannie Mae REMICS, Series 2016-32, Class GT, 1 Month LIBOR x (4.5) + 18.000%	4.500%	(c)	01/25/43	1,599	1,496,273
Fannie Mae REMICS, Series 2017-82, Class FG, 1 Month LIBOR + 0.250%	1.802%	(c)	11/25/32	953	953,910
Fannie Mae REMICS, Series 2003-25, Class KP	5.000%		04/25/33	643	696,708

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Fannie Mae REMICS, Series 2006-118, Class A1, 1 Month LIBOR + 0.060%	1.612%	(c)	12/25/36	453	$445,424
Fannie Mae REMICS, Series 2007-73, Class A1, 1 Month LIBOR + 0.060%	1.612%	(c)	07/25/37	943	928,379
Federal Agricultural Mortgage Corp., Series 2017-1, Class A2, 144A^	3.730%	(cc)	03/25/47	2,169	2,203,834
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400%	2.402%	(c)	07/25/44	624	630,602
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200%	2.202%	(c)	10/25/44	581	589,911
FHLMC Structured Pass-Through Securities, Series T-75, Class A1, 1 Month LIBOR + 0.040%	1.368%	(c)	12/25/36	1,112	1,107,551
Freddie Mac REMICS, Series 3708, Class PL	4.500%		08/15/40	1,454	1,581,486
Freddie Mac REMICS, Series 3785, Class LS, 1 Month LIBOR x (2) + 9.900%	6.946%	(c)	01/15/41	1,626	1,831,760
Freddie Mac REMICS, Series 3786, Class PK	3.000%		12/15/37	770	773,848
Freddie Mac REMICS, Series 4059, Class DY	3.500%		06/15/42	5,075	5,228,346
Freddie Mac REMICS, Series 4068, Class ME, 1 Month LIBOR x (4.5) + 18.000%	4.000%		06/15/42	500	527,906
Freddie Mac REMICS, Series 4238, Class FD, 1 Month LIBOR + 0.300%	1.777%	(c)	02/15/42	2,544	2,540,282
Freddie Mac REMICS, Series 4480, Class NB	3.500%		06/15/45	1,000	1,005,534
Freddie Mac REMICS, Series 4493, Class SM, 1 Month LIBOR x (1.5) + 6.000%	3.784%	(c)	07/15/45	1,425	1,265,861
Freddie Mac REMICS, Series 4621, Class KB	2.500%		10/15/46	1,441	1,286,309
Freddie Mac Strips, Series 353, Class 300	3.000%		12/15/46	10,435	10,330,792
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DN1, Class B, 1 Month LIBOR + 11.500%	13.052%	(c)	01/25/25	242	351,680
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-HQ2, Class B, 1 Month LIBOR + 7.950%	9.502%	(c)	05/25/25	245	301,394
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Class M3, 1 Month LIBOR + 3.800%	5.352%	(c)	03/25/29	800	892,932
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA1, Class M2, 1 Month LIBOR + 3.250%	4.802%	(c)	07/25/29	770	825,167
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class B1, 1 Month LIBOR + 5.150%	6.702%	(c)	10/25/29	530	590,099
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class M2, 1 Month LIBOR + 3.450%	5.002%	(c)	10/25/29	747	812,249
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA3, Class B1, 1 Month LIBOR + 4.450%	6.002%	(c)	03/25/30	750	803,502
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA3, Class M2, 1 Month LIBOR + 2.500%	4.052%	(c)	03/25/30	1,530	1,584,617
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-HQA2, Class M2, 1 Month LIBOR + 2.650%	4.202%	(c)	12/25/29	318	329,024

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-HRP1, Class M2, 1 Month LIBOR + 2.450%	3.857%	(c)	12/25/42	250	$255,372
Government National Mortgage Assoc., Series 2004-2, Class FH, 1 Month LIBOR + 0.300%	1.791%	(c)	01/16/34	2,164	2,166,964
Government National Mortgage Assoc., Series 2012-H08, Class FA, 1 Month LIBOR + 0.600%	1.843%	(c)	01/20/62	8,723	8,748,116
Government National Mortgage Assoc., Series 2012-H10, Class FA, 1 Month LIBOR + 0.550%	1.793%	(c)	12/20/61	1,050	1,051,667
Government National Mortgage Assoc., Series 2012-H20, Class BA, 1 Month LIBOR + 0.560%	1.803%	(c)	09/20/62	6,287	6,296,959
Government National Mortgage Assoc., Series 2012-H29, Class FA, 1 Month LIBOR + 0.520%	1.758%	(c)	10/20/62	1,225	1,225,422
Government National Mortgage Assoc., Series 2012-H31, Class FD, 1 Month LIBOR + 0.340%	1.583%	(c)	12/20/62	1,472	1,464,725
Government National Mortgage Assoc., Series 2013-H18, Class EA, 1 Month LIBOR + 0.500%	1.743%	(c)	07/20/63	2,464	2,464,515
Government National Mortgage Assoc., Series 2013-H18, Class FA, 1 Month LIBOR + 0.500%	1.743%	(c)	06/20/63	4,476	4,476,138
Government National Mortgage Assoc., Series 2014-H11, Class VA, 1 Month LIBOR + 0.500%	1.743%	(c)	06/20/64	2,873	2,874,142
Government National Mortgage Assoc., Series 2014-H17, Class FC, 1 Month LIBOR + 0.500%	1.743%	(c)	07/20/64	950	950,648
Government National Mortgage Assoc., Series 2015-H05, Class FA, 1 Month LIBOR + 0.300%	1.543%	(c)	04/20/61	2,878	2,877,576
Government National Mortgage Assoc., Series 2015-H10, Class JA	2.250%		04/20/65	5,473	5,320,960
Government National Mortgage Assoc., Series 2015-H11, Class FA, 1 Month LIBOR + 0.250%	1.493%	(c)	04/20/65	691	690,725
Government National Mortgage Assoc., Series 2016-H01, Class AI, IO, 12 Month LIBOR + 0.000%	1.842%	(cc)	01/20/66	8,295	740,709
Government National Mortgage Assoc., Series 2016-H01, Class HZ	4.513%	(cc)	10/20/65	1,090	1,187,000
Government National Mortgage Assoc., Series 2016-H19, Class FC, 1 Month LIBOR + 0.400%	1.643%	(c)	08/20/66	1,233	1,231,612
Government National Mortgage Assoc., Series 2016-H19, Class FE, 1 Month LIBOR + 0.370%	1.613%	(c)	06/20/61	499	499,205
Government National Mortgage Assoc., Series 2016-H19, Class FJ, 1 Month LIBOR + 0.400%	1.643%	(c)	09/20/63	1,627	1,628,794

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Government National Mortgage Assoc., Series 2017-H14, Class FK, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 0.200%	1.630%	(c)	05/20/67	2,014	$2,010,722
GreenPoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	3.772%	(cc)	10/25/33	701	697,569
GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, 1 Month LIBOR + 0.350%, 144A	1.902%	(c)	01/25/35	451	403,805
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 1 Month LIBOR + 0.350%, 144A	1.902%	(c)	03/25/35	543	497,202
GSMPS Mortgage Loan Trust, Series 2006-RP1, Class 1AF1, 1 Month LIBOR + 0.350%, 144A	1.902%	(c)	01/25/36	414	357,047
IndyMac IMJA Mortgage Loan Trust, Series 2007-A2, Class 3A1	7.000%		10/25/37	905	652,788
IndyMac INDX Mortgage Loan Trust, Series 2007-AR19, Class 3A1	3.423%	(cc)	09/25/37	560	396,871
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 1A1, 144A	6.000%		12/27/36	2,578	2,087,750
JPMorgan Mortgage Trust, Series 2017-2, Class A6, 144A	3.000%	(cc)	05/25/47	507	508,182
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2017-2, Class A1, 1 Month LIBOR + 2.000%, 144A	3.568%	(c)	02/01/22	1,344	1,378,821
LSTAR Securities Investment Ltd., Series 2017-3, Class A1, 1 Month LIBOR + 2.000%, 144A	3.568%	(c)	04/01/22	1,862	1,861,082
Merrill Lynch Mortgage Investors Trust, Series 2003-A3, Class 1A	3.254%	(cc)	05/25/33	1,108	1,105,222
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 1 Month LIBOR + 0.340%, 144A	1.590%	(c)	04/16/36	2,530	2,147,541
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 144A	1.849%	(cc)	11/26/35	420	384,098
Reperforming Loan REMIC Trust, Series 2005-R3, Class AF, 1 Month LIBOR + 0.400%, 144A	1.952%	(c)	09/25/35	58	51,393
Residential Asset Securitization Trust, Series 2006-A7CB, Class 3A1	6.500%		07/25/36	9,890	6,492,748
Residential Funding Mortgage Securities I Trust, Series 2005-SA4, Class 1A21	3.784%	(cc)	09/25/35	2,589	2,118,285
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, PO, 144A	8.260%	(s)	07/25/56	330	65,005
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class BIO, PO, 144A	1.115%	(cc)	07/25/56	1,000	119,599
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class M2, 144A	4.750%	(cc)	07/25/56	220	213,350
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, 144A	4.000%	(cc)	10/25/47	999	1,016,228
Sequoia Mortgage Trust, Series 2017-CH2, Class A10, 144A	4.000%	(cc)	12/25/47	1,256	1,279,192
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1	3.286%	(cc)	01/25/35	1,603	1,575,476
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A	3.456%	(cc)	04/25/36	275	236,728
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1	3.584%	(cc)	10/25/46	3,344	3,168,366

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
WaMu Mortgage Pass-Through Certificates Trust, Series 2002-AR17, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200%	2.263%	(c)	11/25/42		151	$143,012
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-4, Class 3A1	6.500%		05/25/36		531	444,990
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-AA, Class A1	3.739%	(cc)	12/25/34		697	707,800

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $180,670,867)						178,994,432

SOVEREIGN BONDS — 5.1%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	2.500%		10/11/22		5,965	5,845,699
Argentina Bonar Bonds (Argentina), Bonds	8.750%		05/07/24		2,065	2,381,796
Argentina Bonar Bonds (Argentina), Sr. Unsec’d. Notes	8.000%		10/08/20		199	223,357
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	3.375%		10/12/20	CHF	180	190,712
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	5.250%		01/15/28	EUR	166	207,050
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	6.250%		04/22/19		4,223	4,406,701
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	6.250%		11/09/47	EUR	706	858,256
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.500%		04/22/26		4,365	4,941,835
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.625%		04/22/46		4,595	5,183,159
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.820%		12/31/33	EUR	252	352,937
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.820%		12/31/33	EUR	188	260,800
Bahrain Government International Bond (Bahrain), Sr. Unsec’d. Notes	7.500%		09/20/47		225	214,839
Bahrain Government International Bond (Bahrain), Sr. Unsec’d. Notes, 144A	6.000%		09/19/44		200	169,355
Bahrain Government International Bond (Bahrain), Sr. Unsec’d. Notes, 144A	6.750%		09/20/29		369	363,552
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	3.875%		04/25/27		4,800	4,886,400
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes	5.750%		04/29/20		780	815,557
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, MTN	8.500%		01/31/47		465	533,867
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.375%		03/25/24		2,080	2,352,938
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	4.350%		01/08/27		738	781,083
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.700%		01/08/22		1,970	2,024,701
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	4.125%		01/15/25		784	813,925
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	4.750%		01/08/26		2,284	2,481,205

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes	7.000%	05/15/27	IDR	6,580,000	$508,262
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes	7.500%	08/15/32	IDR	40,030,000	3,119,446
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes	7.500%	05/15/38	IDR	19,551,000	1,509,465
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes	8.250%	05/15/36	IDR	58,194,000	4,782,481
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes	8.375%	03/15/24	IDR	1,956,000	160,288
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes	8.375%	09/15/26	IDR	15,839,000	1,319,021
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes	8.375%	03/15/34	IDR	14,793,000	1,215,714
Kuwait International Government Bond (Kuwait), Sr. Unsec’d. Notes, 144A	3.500%	03/20/27		9,685	9,836,202
Lebanon Government International Bond (Lebanon), Sr. Unsec’d. Notes	6.650%	04/22/24		430	419,934
Lebanon Government International Bond (Lebanon), Sr. Unsec’d. Notes	6.850%	03/23/27		1,389	1,340,824
Lebanon Government International Bond (Lebanon), Sr. Unsec’d. Notes, EMTN	6.100%	10/04/22		1,209	1,174,923
Lebanon Government International Bond (Lebanon), Sr. Unsec’d. Notes, GMTN	6.250%	11/04/24		670	643,448
Mexican Bonos (Mexico), Bonds	4.750%	06/14/18	MXN	34,100	1,711,425
Mexican Bonos (Mexico), Bonds	5.750%	03/05/26	MXN	262,500	11,801,119
Mexican Bonos (Mexico), Bonds	6.500%	06/10/21	MXN	584,300	28,701,648
Mexican Bonos (Mexico), Sr. Unsec’d. Notes	5.000%	12/11/19	MXN	383,450	18,562,783
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000%	03/15/2115	EUR	2,965	3,413,464
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.150%	03/28/27		11,717	12,150,529
Oman Government International Bond (Oman), Sr. Unsec’d. Notes, 144A	3.875%	03/08/22		3,825	3,847,950
Oman Government International Bond (Oman), Sr. Unsec’d. Notes, 144A	6.500%	03/08/47		1,650	1,652,393
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750%	03/16/25		2,070	2,159,010
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	7.350%	07/21/25		1,416	1,834,428
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	5.500%	03/30/26		3,250	3,836,593
Provincia de Rio Negro (Argentina), Sr. Unsec’d. Notes, 144A	7.750%	12/07/25		450	456,075
Russian Federal Bond (Russia), Bonds	6.400%	05/27/20	RUB	65,781	1,130,120
Russian Federal Bond (Russia), Bonds	7.050%	01/19/28	RUB	49,036	827,294
Russian Federal Bond (Russia), Bonds	7.400%	12/07/22	RUB	23,306	409,983
Russian Federal Bond (Russia), Bonds	7.500%	08/18/21	RUB	111,239	1,965,142
Russian Federal Bond (Russia), Bonds	7.750%	09/16/26	RUB	43,614	774,342
Russian Federal Bond (Russia), Bonds	8.150%	02/03/27	RUB	117,346	2,144,301
Russian Foreign Bond — Eurobond (Russia), Sr. Unsec’d. Notes.	4.250%	06/23/27		1,600	1,647,199
Russian Foreign Bond — Eurobond (Russia), Sr. Unsec’d. Notes.	4.750%	05/27/26		800	848,394
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, MTN, 144A	3.250%	10/26/26		7,850	7,696,454
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, MTN, 144A	4.500%	10/26/46		4,860	4,850,280

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
South Africa Government Bond (South Africa), Bonds	6.500%	02/28/41	ZAR	12,264	$699,614
South Africa Government Bond (South Africa), Bonds	8.750%	02/28/48	ZAR	13,875	1,016,808
South Africa Government Bond (South Africa), Sr. Unsec’d. Notes	6.250%	03/31/36	ZAR	28,030	1,630,103
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	5.500%	03/09/20		2,994	3,142,862
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	5.875%	05/30/22		496	541,632
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.125%	03/25/22		200	207,300
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625%	03/30/21		544	572,613
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	6.000%	03/25/27		1,126	1,198,870
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%	06/05/20		1,529	1,649,516
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.375%	02/05/25		1,286	1,480,880
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	4.375%	10/27/27		1,950	2,088,158
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes, 144A	8.500%	03/15/28	UYU	59,185	2,059,415

TOTAL SOVEREIGN BONDS (cost $207,262,487)					195,028,429

U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.9%
Federal Home Loan Mortgage Corp.	2.500%	02/01/30		366	366,072
Federal Home Loan Mortgage Corp.	2.500%	04/01/30		375	375,224
Federal Home Loan Mortgage Corp.	2.500%	05/01/30		644	643,500
Federal Home Loan Mortgage Corp.	2.500%	07/01/30		165	164,451
Federal Home Loan Mortgage Corp.	2.500%	07/01/30		152	152,073
Federal Home Loan Mortgage Corp.	2.500%	07/01/30		52	51,639
Federal Home Loan Mortgage Corp.	2.500%	07/01/30		36	36,077
Federal Home Loan Mortgage Corp.	2.500%	08/01/30		689	688,419
Federal Home Loan Mortgage Corp.	2.500%	08/01/30		514	513,397
Federal Home Loan Mortgage Corp.	2.500%	09/01/30		1,039	1,038,340
Federal Home Loan Mortgage Corp.	2.500%	09/01/30		506	505,763
Federal Home Loan Mortgage Corp.	2.500%	TBA		5,247	5,237,981
Federal Home Loan Mortgage Corp.	3.000%	01/01/30		278	283,165
Federal Home Loan Mortgage Corp.	3.000%	01/01/30		198	202,309
Federal Home Loan Mortgage Corp.	3.000%	02/01/30		1,614	1,646,559
Federal Home Loan Mortgage Corp.	3.000%	06/01/30		852	869,763
Federal Home Loan Mortgage Corp.	3.000%	07/01/30		769	784,733
Federal Home Loan Mortgage Corp.	3.000%	07/01/30		90	91,702
Federal Home Loan Mortgage Corp.	3.000%	08/01/30		160	163,613
Federal Home Loan Mortgage Corp.	3.000%	08/01/30		108	109,974
Federal Home Loan Mortgage Corp.	3.000%	12/01/42		1,722	1,731,814
Federal Home Loan Mortgage Corp.	3.000%	09/01/46		7,500	7,510,797
Federal Home Loan Mortgage Corp.	3.000%	09/01/46		750	751,232
Federal Home Loan Mortgage Corp.	3.000%	10/01/46		754	755,214
Federal Home Loan Mortgage Corp.	3.000%	12/01/46		1,733	1,735,995
Federal Home Loan Mortgage Corp.	3.000%	12/01/46		717	719,800
Federal Home Loan Mortgage Corp.	3.000%	12/01/46		699	700,479
Federal Home Loan Mortgage Corp.	3.000%	12/01/46		298	299,652
Federal Home Loan Mortgage Corp.	3.000%	12/01/46		178	179,485
Federal Home Loan Mortgage Corp.	3.000%	12/01/46		55	55,495

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal Home Loan Mortgage Corp.	3.000%	01/01/47	1,372	$1,373,645
Federal Home Loan Mortgage Corp.	3.000%	09/01/47	682	682,394
Federal Home Loan Mortgage Corp.	3.000%	TBA	27,922	27,917,343
Federal Home Loan Mortgage Corp.	3.000%	TBA	7,730	7,870,695
Federal Home Loan Mortgage Corp.	3.500%	09/01/30	1,042	1,080,877
Federal Home Loan Mortgage Corp.	3.500%	02/01/31	197	204,505
Federal Home Loan Mortgage Corp.	3.500%	04/01/31	1,301	1,351,608
Federal Home Loan Mortgage Corp.	3.500%	04/01/31	77	79,735
Federal Home Loan Mortgage Corp.	3.500%	04/01/32	3,071	3,195,251
Federal Home Loan Mortgage Corp.	3.500%	07/01/32	6,695	6,963,941
Federal Home Loan Mortgage Corp.	3.500%	10/01/41	819	845,544
Federal Home Loan Mortgage Corp.	3.500%	04/01/42	309	319,121
Federal Home Loan Mortgage Corp.	3.500%	05/01/42	22	22,884
Federal Home Loan Mortgage Corp.	3.500%	08/01/42	2,643	2,727,913
Federal Home Loan Mortgage Corp.	3.500%	08/01/42	578	596,565
Federal Home Loan Mortgage Corp.	3.500%	08/01/42	326	337,290
Federal Home Loan Mortgage Corp.	3.500%	08/01/42	157	161,817
Federal Home Loan Mortgage Corp.	3.500%	10/01/42	80	81,954
Federal Home Loan Mortgage Corp.	3.500%	11/01/42	655	675,607
Federal Home Loan Mortgage Corp.	3.500%	02/01/43	2,954	3,048,313
Federal Home Loan Mortgage Corp.	3.500%	06/01/43	197	203,441
Federal Home Loan Mortgage Corp.	3.500%	08/01/43	261	269,246
Federal Home Loan Mortgage Corp.	3.500%	04/01/44	1,368	1,416,474
Federal Home Loan Mortgage Corp.	3.500%	06/01/44	160	165,156
Federal Home Loan Mortgage Corp.	3.500%	11/01/44	333	343,656
Federal Home Loan Mortgage Corp.	3.500%	01/01/45	27,561	28,518,811
Federal Home Loan Mortgage Corp.	3.500%	05/01/45	536	551,474
Federal Home Loan Mortgage Corp.	3.500%	08/01/45	1,864	1,930,407
Federal Home Loan Mortgage Corp.	3.500%	09/01/45	100	103,395
Federal Home Loan Mortgage Corp.	3.500%	11/01/45	431	444,202
Federal Home Loan Mortgage Corp.	3.500%	01/01/46	642	661,804
Federal Home Loan Mortgage Corp.	3.500%	03/01/46	1,604	1,649,439
Federal Home Loan Mortgage Corp.	3.500%	03/01/46	472	486,787
Federal Home Loan Mortgage Corp.	3.500%	05/01/46	527	543,448
Federal Home Loan Mortgage Corp.	3.500%	07/01/46	1,932	2,001,117
Federal Home Loan Mortgage Corp.	3.500%	03/01/47	1,370	1,418,909
Federal Home Loan Mortgage Corp.	3.500%	06/01/47	181	186,454
Federal Home Loan Mortgage Corp.	3.500%	10/01/47	799	828,728
Federal Home Loan Mortgage Corp.	3.500%	11/01/47	434	447,587
Federal Home Loan Mortgage Corp.	3.500%	11/01/47	245	252,314
Federal Home Loan Mortgage Corp.	3.500%	TBA	5,293	5,435,874
Federal Home Loan Mortgage Corp.	4.000%	08/01/40	168	175,900
Federal Home Loan Mortgage Corp.	4.000%	09/01/40	1,190	1,249,398
Federal Home Loan Mortgage Corp.	4.000%	09/01/40	367	388,341
Federal Home Loan Mortgage Corp.	4.000%	04/01/41	11	11,210
Federal Home Loan Mortgage Corp.	4.000%	04/01/44	432	458,051
Federal Home Loan Mortgage Corp.	4.000%	02/01/45	98	102,644
Federal Home Loan Mortgage Corp.	4.000%	02/01/45	43	44,882
Federal Home Loan Mortgage Corp.	4.000%	08/01/45	1,083	1,133,364
Federal Home Loan Mortgage Corp.	4.000%	09/01/45	754	793,867
Federal Home Loan Mortgage Corp.	4.000%	10/01/45	1,027	1,083,359
Federal Home Loan Mortgage Corp.	4.000%	12/01/45	176	184,598
Federal Home Loan Mortgage Corp.	4.000%	12/01/45	150	158,085
Federal Home Loan Mortgage Corp.	4.000%	07/01/46	674	711,512
Federal Home Loan Mortgage Corp.	4.000%	08/01/46	398	419,630
Federal Home Loan Mortgage Corp.	4.000%	09/01/46	56	59,104
Federal Home Loan Mortgage Corp.	4.000%	10/01/46	110	116,449
Federal Home Loan Mortgage Corp.	4.000%	01/01/47	8,353	8,825,634
Federal Home Loan Mortgage Corp.	4.000%	02/01/47	2,271	2,396,447

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal Home Loan Mortgage Corp.	4.000%	04/01/47	1,199	$1,260,083
Federal Home Loan Mortgage Corp.	4.000%	06/01/47	1,857	1,960,107
Federal Home Loan Mortgage Corp.	4.000%	08/01/47	2,464	2,613,484
Federal Home Loan Mortgage Corp.	4.000%	08/01/47	977	1,025,894
Federal Home Loan Mortgage Corp.	4.000%	TBA	9,288	9,712,490
Federal Home Loan Mortgage Corp.	4.500%	07/01/39	1,000	1,075,269
Federal Home Loan Mortgage Corp.	4.500%	08/01/39	549	585,682
Federal Home Loan Mortgage Corp.	4.500%	12/01/39	145	154,447
Federal Home Loan Mortgage Corp.	4.500%	07/01/40	46	49,207
Federal Home Loan Mortgage Corp.	4.500%	05/01/41	481	513,622
Federal Home Loan Mortgage Corp.	4.500%	05/01/41	438	466,869
Federal Home Loan Mortgage Corp.	4.500%	05/01/42	817	872,017
Federal Home Loan Mortgage Corp.	4.500%	11/01/43	780	830,802
Federal Home Loan Mortgage Corp.	4.500%	12/01/43	1,176	1,258,437
Federal Home Loan Mortgage Corp.	4.500%	08/01/44	180	192,488
Federal Home Loan Mortgage Corp.	4.500%	10/01/44	269	288,753
Federal Home Loan Mortgage Corp.	4.500%	11/01/47	5,008	5,332,912
Federal Home Loan Mortgage Corp.	4.500%	TBA	252	267,868
Federal Home Loan Mortgage Corp.	5.000%	11/01/41	3,041	3,325,572
Federal Home Loan Mortgage Corp.	5.500%	02/01/35	72	79,781
Federal Home Loan Mortgage Corp.	5.500%	06/01/36	20	22,390
Federal Home Loan Mortgage Corp.	5.500%	10/01/36	28	31,286
Federal Home Loan Mortgage Corp.	5.500%	10/01/36	13	14,795
Federal Home Loan Mortgage Corp.	5.500%	12/01/36	35	38,478
Federal Home Loan Mortgage Corp.	5.500%	12/01/36	14	15,757
Federal Home Loan Mortgage Corp.	5.500%	12/01/36	12	13,268
Federal Home Loan Mortgage Corp.	5.500%	03/01/37	9	9,862
Federal Home Loan Mortgage Corp.	5.500%	04/01/37	16	18,176
Federal Home Loan Mortgage Corp.	5.500%	01/01/38	14	15,560
Federal Home Loan Mortgage Corp.	5.500%	01/01/38	2	2,555
Federal Home Loan Mortgage Corp.	5.500%	02/01/38	2,333	2,580,271
Federal Home Loan Mortgage Corp.	5.500%	02/01/38	2	2,403
Federal Home Loan Mortgage Corp.	5.500%	04/01/38	1,486	1,642,179
Federal Home Loan Mortgage Corp.	5.500%	05/01/38	290	318,526
Federal Home Loan Mortgage Corp.	5.500%	06/01/38	466	514,678
Federal Home Loan Mortgage Corp.	5.500%	07/01/38	596	658,720
Federal Home Loan Mortgage Corp.	5.500%	08/01/38	582	644,052
Federal Home Loan Mortgage Corp.	5.500%	08/01/38	323	357,014
Federal Home Loan Mortgage Corp.	5.500%	01/01/39	687	759,168
Federal Home Loan Mortgage Corp.	6.000%	01/01/27	232	258,649
Federal Home Loan Mortgage Corp.	6.000%	12/01/28	3	3,008
Federal Home Loan Mortgage Corp.	6.000%	01/01/32	1	1,394
Federal Home Loan Mortgage Corp.	6.000%	11/01/32	3	3,488
Federal Home Loan Mortgage Corp.	6.000%	03/01/33	10	11,039
Federal Home Loan Mortgage Corp.	6.000%	11/01/33	8	8,716
Federal Home Loan Mortgage Corp.	6.000%	02/01/34	269	303,890
Federal Home Loan Mortgage Corp.	6.000%	12/01/34	6	6,806
Federal Home Loan Mortgage Corp.	6.000%	01/01/36	37	41,764
Federal Home Loan Mortgage Corp.	6.000%	03/01/36	2	2,393
Federal Home Loan Mortgage Corp.	6.000%	04/01/36	38	43,172
Federal Home Loan Mortgage Corp.	6.000%	08/01/36	21	24,208
Federal Home Loan Mortgage Corp.	6.000%	11/01/36	30	33,876
Federal Home Loan Mortgage Corp.	6.000%	12/01/36	1,065	1,198,211
Federal Home Loan Mortgage Corp.	6.000%	03/01/37	2	2,182
Federal Home Loan Mortgage Corp.	6.000%	04/01/37	1	1,256
Federal Home Loan Mortgage Corp.	6.000%	05/01/37	14	15,899
Federal Home Loan Mortgage Corp.	6.000%	07/01/37	2	2,385
Federal Home Loan Mortgage Corp.	6.000%	08/01/37	36	40,484
Federal Home Loan Mortgage Corp.	6.000%	09/01/37	9	10,311

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Federal Home Loan Mortgage Corp.	6.000%		09/01/37	2	$2,459
Federal Home Loan Mortgage Corp.	6.000%		10/01/37	36	41,156
Federal Home Loan Mortgage Corp.	6.000%		10/01/37	16	18,292
Federal Home Loan Mortgage Corp.	6.000%		10/01/37	8	8,931
Federal Home Loan Mortgage Corp.	6.000%		10/01/37	1	1,599
Federal Home Loan Mortgage Corp.	6.000%		11/01/37	2,705	3,036,636
Federal Home Loan Mortgage Corp.	6.000%		11/01/37	395	443,667
Federal Home Loan Mortgage Corp.	6.000%		12/01/37	3	3,115
Federal Home Loan Mortgage Corp.	6.000%		01/01/38	46	51,244
Federal Home Loan Mortgage Corp.	6.000%		01/01/38	24	27,209
Federal Home Loan Mortgage Corp.	6.000%		01/01/38	23	25,268
Federal Home Loan Mortgage Corp.	6.000%		01/01/38	22	24,536
Federal Home Loan Mortgage Corp.	6.000%		01/01/38	18	20,496
Federal Home Loan Mortgage Corp.	6.000%		01/01/38	5	5,396
Federal Home Loan Mortgage Corp.	6.000%		04/01/38	57	63,814
Federal Home Loan Mortgage Corp.	6.000%		04/01/38	10	11,705
Federal Home Loan Mortgage Corp.	6.000%		06/01/38	1	1,383
Federal Home Loan Mortgage Corp.	6.000%		07/01/38	56	62,722
Federal Home Loan Mortgage Corp.	6.000%		08/01/38	416	466,444
Federal Home Loan Mortgage Corp.	6.000%		08/01/38	7	7,800
Federal Home Loan Mortgage Corp.	6.000%		08/01/38	6	6,774
Federal Home Loan Mortgage Corp.	6.000%		08/01/38	2	2,333
Federal Home Loan Mortgage Corp.	6.000%		09/01/38	23	26,064
Federal Home Loan Mortgage Corp.	6.000%		09/01/38	1	729
Federal Home Loan Mortgage Corp.	6.000%		10/01/38	11	12,634
Federal Home Loan Mortgage Corp.	6.000%		11/01/38	5	5,068
Federal Home Loan Mortgage Corp.	6.000%		01/01/39	1,190	1,331,346
Federal Home Loan Mortgage Corp.	6.000%		08/01/39	17	18,978
Federal Home Loan Mortgage Corp.	6.000%		09/01/39	1	1,458
Federal Home Loan Mortgage Corp.	6.000%		10/01/39	32	35,811
Federal Home Loan Mortgage Corp.	6.000%		03/01/40	34	38,717
Federal Home Loan Mortgage Corp.	6.000%		04/01/40	589	660,407
Federal Home Loan Mortgage Corp.	6.000%		05/01/40	2	2,669
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.800%	3.551%	(c)	11/01/35	74	77,380
Federal National Mortgage Assoc.	2.500%		04/01/30	202	202,497
Federal National Mortgage Assoc.	2.500%		05/01/30	400	400,879
Federal National Mortgage Assoc.	2.500%		07/01/30	187	187,561
Federal National Mortgage Assoc.	2.500%		08/01/30	778	779,569
Federal National Mortgage Assoc.	2.500%		08/01/30	409	409,972
Federal National Mortgage Assoc.	2.500%		08/01/30	321	321,128
Federal National Mortgage Assoc.	2.500%		09/01/30	461	462,054
Federal National Mortgage Assoc.	2.500%		09/01/30	385	385,868
Federal National Mortgage Assoc.	2.500%		11/01/30	470	469,186
Federal National Mortgage Assoc.	2.500%		11/01/30	459	460,086
Federal National Mortgage Assoc.	2.500%		11/01/30	445	445,767
Federal National Mortgage Assoc.	2.500%		11/01/30	416	416,757
Federal National Mortgage Assoc.	2.500%		06/01/31	543	542,979
Federal National Mortgage Assoc.	2.500%		07/01/31	1,006	1,005,827
Federal National Mortgage Assoc.	2.500%		07/01/31	664	663,414
Federal National Mortgage Assoc.	2.500%		10/01/31	2,192	2,191,409
Federal National Mortgage Assoc.	2.500%		10/01/31	1,620	1,618,920
Federal National Mortgage Assoc.	2.500%		10/01/31	1,272	1,270,948
Federal National Mortgage Assoc.	2.500%		10/01/31	947	946,579
Federal National Mortgage Assoc.	2.500%		11/01/31	916	915,974
Federal National Mortgage Assoc.	2.500%		11/01/31	835	834,848
Federal National Mortgage Assoc.	2.500%		11/01/31	686	685,443
Federal National Mortgage Assoc.	2.500%		11/01/31	182	182,234
Federal National Mortgage Assoc.	2.500%		11/01/31	92	92,107

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	2.500%	11/01/31	89	$88,707
Federal National Mortgage Assoc.	2.500%	03/01/32	617	616,506
Federal National Mortgage Assoc.	2.500%	03/01/32	586	585,973
Federal National Mortgage Assoc.	2.500%	03/01/32	480	479,588
Federal National Mortgage Assoc.	2.500%	03/01/32	382	382,228
Federal National Mortgage Assoc.	2.500%	03/01/32	306	305,482
Federal National Mortgage Assoc.	2.500%	08/01/46	4,700	4,538,042
Federal National Mortgage Assoc.	2.500%	10/01/46	3,727	3,598,568
Federal National Mortgage Assoc.	2.500%	12/01/46	1,140	1,100,356
Federal National Mortgage Assoc.	2.500%	01/01/57	2,228	2,134,777
Federal National Mortgage Assoc.	2.590%	09/01/28	1,641	1,557,538
Federal National Mortgage Assoc.	2.950%	06/01/31	2,175	2,148,679
Federal National Mortgage Assoc.	3.000%	04/01/28	129	131,638
Federal National Mortgage Assoc.	3.000%	05/01/28	162	165,715
Federal National Mortgage Assoc.	3.000%	08/01/28	51	52,543
Federal National Mortgage Assoc.	3.000%	10/01/28	199	203,576
Federal National Mortgage Assoc.	3.000%	10/01/28	23	23,473
Federal National Mortgage Assoc.	3.000%	11/01/28	23	23,310
Federal National Mortgage Assoc.	3.000%	09/01/29	414	423,686
Federal National Mortgage Assoc.	3.000%	03/01/30	612	625,360
Federal National Mortgage Assoc.	3.000%	04/01/30	7,019	7,170,858
Federal National Mortgage Assoc.	3.000%	04/01/30	532	543,611
Federal National Mortgage Assoc.	3.000%	05/01/30	450	459,579
Federal National Mortgage Assoc.	3.000%	05/01/30	290	296,727
Federal National Mortgage Assoc.	3.000%	07/01/30	396	404,039
Federal National Mortgage Assoc.	3.000%	07/01/30	141	143,945
Federal National Mortgage Assoc.	3.000%	07/01/30	81	82,740
Federal National Mortgage Assoc.	3.000%	08/01/30	2,521	2,576,314
Federal National Mortgage Assoc.	3.000%	08/01/30	1,383	1,413,015
Federal National Mortgage Assoc.	3.000%	08/01/30	757	772,755
Federal National Mortgage Assoc.	3.000%	08/01/30	691	705,262
Federal National Mortgage Assoc.	3.000%	08/01/30	583	595,611
Federal National Mortgage Assoc.	3.000%	08/01/30	545	555,973
Federal National Mortgage Assoc.	3.000%	08/01/30	120	123,132
Federal National Mortgage Assoc.	3.000%	08/01/30	102	104,411
Federal National Mortgage Assoc.	3.000%	08/01/30	54	54,817
Federal National Mortgage Assoc.	3.000%	09/01/30	533	545,026
Federal National Mortgage Assoc.	3.000%	09/01/30	396	404,836
Federal National Mortgage Assoc.	3.000%	09/01/30	230	234,708
Federal National Mortgage Assoc.	3.000%	08/01/31	2,658	2,712,032
Federal National Mortgage Assoc.	3.000%	02/01/32	994	1,013,901
Federal National Mortgage Assoc.	3.000%	06/01/32	1,144	1,168,338
Federal National Mortgage Assoc.	3.000%	10/01/32	65	66,686
Federal National Mortgage Assoc.	3.000%	10/01/32	63	64,649
Federal National Mortgage Assoc.	3.000%	10/01/32	51	52,574
Federal National Mortgage Assoc.	3.000%	10/01/32	45	46,214
Federal National Mortgage Assoc.	3.000%	10/01/32	44	44,462
Federal National Mortgage Assoc.	3.000%	11/01/32	705	720,895
Federal National Mortgage Assoc.	3.000%	11/01/32	72	73,241
Federal National Mortgage Assoc.	3.000%	11/01/32	60	60,896
Federal National Mortgage Assoc.	3.000%	11/01/32	50	50,830
Federal National Mortgage Assoc.	3.000%	11/01/32	49	50,460
Federal National Mortgage Assoc.	3.000%	10/01/36	74	75,350
Federal National Mortgage Assoc.	3.000%	11/01/36	521	530,672
Federal National Mortgage Assoc.	3.000%	11/01/36	218	221,540
Federal National Mortgage Assoc.	3.000%	12/01/36	626	637,585
Federal National Mortgage Assoc.	3.000%	12/01/36	514	522,605
Federal National Mortgage Assoc.	3.000%	10/01/42	1,720	1,729,532
Federal National Mortgage Assoc.	3.000%	12/01/42	1,473	1,483,480

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	3.000%	01/01/43	1,832	$1,845,266
Federal National Mortgage Assoc.	3.000%	02/01/43	288	289,683
Federal National Mortgage Assoc.	3.000%	03/01/43	292	293,700
Federal National Mortgage Assoc.	3.000%	06/01/43	11,453	11,535,200
Federal National Mortgage Assoc.	3.000%	07/01/43	795	799,095
Federal National Mortgage Assoc.	3.000%	08/01/43	651	654,558
Federal National Mortgage Assoc.	3.000%	08/01/43	32	32,424
Federal National Mortgage Assoc.	3.000%	11/01/44	8,638	8,718,638
Federal National Mortgage Assoc.	3.000%	02/01/45	649	653,258
Federal National Mortgage Assoc.	3.000%	03/01/45	1,487	1,498,391
Federal National Mortgage Assoc.	3.000%	03/01/45	304	305,135
Federal National Mortgage Assoc.	3.000%	04/01/45	427	428,254
Federal National Mortgage Assoc.	3.000%	04/01/45	288	289,016
Federal National Mortgage Assoc.	3.000%	04/01/45	262	263,198
Federal National Mortgage Assoc.	3.000%	05/01/45	4,544	4,559,515
Federal National Mortgage Assoc.	3.000%	05/01/45	366	368,051
Federal National Mortgage Assoc.	3.000%	05/01/45	262	263,033
Federal National Mortgage Assoc.	3.000%	07/01/45	15,393	15,459,356
Federal National Mortgage Assoc.	3.000%	07/01/45	2,653	2,662,723
Federal National Mortgage Assoc.	3.000%	07/01/45	287	288,817
Federal National Mortgage Assoc.	3.000%	06/01/46	986	989,676
Federal National Mortgage Assoc.	3.000%	06/01/46	544	547,007
Federal National Mortgage Assoc.	3.000%	06/01/46	116	116,486
Federal National Mortgage Assoc.	3.000%	07/01/46	4,016	4,025,547
Federal National Mortgage Assoc.	3.000%	07/01/46	708	709,389
Federal National Mortgage Assoc.	3.000%	08/01/46	4,659	4,669,573
Federal National Mortgage Assoc.	3.000%	08/01/46	4,225	4,235,199
Federal National Mortgage Assoc.	3.000%	08/01/46	1,249	1,251,785
Federal National Mortgage Assoc.	3.000%	08/01/46	149	149,536
Federal National Mortgage Assoc.	3.000%	09/01/46	3,498	3,506,082
Federal National Mortgage Assoc.	3.000%	09/01/46	1,381	1,386,941
Federal National Mortgage Assoc.	3.000%	09/01/46	1,013	1,015,181
Federal National Mortgage Assoc.	3.000%	09/01/46	774	777,138
Federal National Mortgage Assoc.	3.000%	09/01/46	710	713,970
Federal National Mortgage Assoc.	3.000%	10/01/46	2,211	2,218,576
Federal National Mortgage Assoc.	3.000%	10/01/46	1,712	1,716,335
Federal National Mortgage Assoc.	3.000%	11/01/46	2,239	2,246,315
Federal National Mortgage Assoc.	3.000%	11/01/46	372	373,399
Federal National Mortgage Assoc.	3.000%	11/01/46	310	310,937
Federal National Mortgage Assoc.	3.000%	11/01/46	290	290,818
Federal National Mortgage Assoc.	3.000%	11/01/46	138	138,360
Federal National Mortgage Assoc.	3.000%	01/01/47	814	814,302
Federal National Mortgage Assoc.	3.000%	01/01/47	415	414,903
Federal National Mortgage Assoc.	3.000%	01/01/47	258	259,510
Federal National Mortgage Assoc.	3.000%	02/01/47	1,225	1,227,685
Federal National Mortgage Assoc.	3.000%	02/01/47	476	477,400
Federal National Mortgage Assoc.	3.000%	02/01/47	137	137,970
Federal National Mortgage Assoc.	3.000%	03/01/47	1,056	1,056,675
Federal National Mortgage Assoc.	3.000%	03/01/47	914	916,849
Federal National Mortgage Assoc.	3.000%	03/01/47	794	796,093
Federal National Mortgage Assoc.	3.000%	03/01/47	228	228,853
Federal National Mortgage Assoc.	3.000%	TBA	18,725	18,700,497
Federal National Mortgage Assoc.	3.000%	TBA	66,959	66,958,999
Federal National Mortgage Assoc.	3.340%	03/01/29	1,187	1,228,156
Federal National Mortgage Assoc.	3.500%	11/01/27	96	99,656
Federal National Mortgage Assoc.	3.500%	11/01/28	770	800,156
Federal National Mortgage Assoc.	3.500%	12/01/28	3,578	3,717,676
Federal National Mortgage Assoc.	3.500%	12/01/28	2,108	2,183,170
Federal National Mortgage Assoc.	3.500%	12/01/28	365	378,358

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	3.500%	12/01/28	353	$365,329
Federal National Mortgage Assoc.	3.500%	02/01/29	1,981	2,056,596
Federal National Mortgage Assoc.	3.500%	02/01/29	1,000	1,036,498
Federal National Mortgage Assoc.	3.500%	03/01/29	722	748,355
Federal National Mortgage Assoc.	3.500%	07/01/29	961	993,935
Federal National Mortgage Assoc.	3.500%	12/01/29	260	270,786
Federal National Mortgage Assoc.	3.500%	08/01/30	431	447,984
Federal National Mortgage Assoc.	3.500%	08/01/30	98	101,656
Federal National Mortgage Assoc.	3.500%	02/01/31	950	985,241
Federal National Mortgage Assoc.	3.500%	02/01/31	509	527,956
Federal National Mortgage Assoc.	3.500%	02/01/31	80	82,956
Federal National Mortgage Assoc.	3.500%	03/01/31	466	481,669
Federal National Mortgage Assoc.	3.500%	03/01/31	377	391,219
Federal National Mortgage Assoc.	3.500%	03/01/31	289	298,993
Federal National Mortgage Assoc.	3.500%	03/01/31	167	173,379
Federal National Mortgage Assoc.	3.500%	01/01/32	622	646,046
Federal National Mortgage Assoc.	3.500%	04/01/32	184	190,705
Federal National Mortgage Assoc.	3.500%	11/01/32	311	324,147
Federal National Mortgage Assoc.	3.500%	11/01/32	255	266,236
Federal National Mortgage Assoc.	3.500%	11/01/32	131	136,501
Federal National Mortgage Assoc.	3.500%	11/01/32	118	122,599
Federal National Mortgage Assoc.	3.500%	11/01/32	104	107,989
Federal National Mortgage Assoc.	3.500%	12/01/32	286	298,727
Federal National Mortgage Assoc.	3.500%	01/01/42	163	168,709
Federal National Mortgage Assoc.	3.500%	04/01/42	200	206,520
Federal National Mortgage Assoc.	3.500%	04/01/42	89	92,154
Federal National Mortgage Assoc.	3.500%	05/01/42	29	29,655
Federal National Mortgage Assoc.	3.500%	06/01/42	55	56,806
Federal National Mortgage Assoc.	3.500%	06/01/42	33	33,652
Federal National Mortgage Assoc.	3.500%	07/01/42	70	72,382
Federal National Mortgage Assoc.	3.500%	08/01/42	118	121,627
Federal National Mortgage Assoc.	3.500%	10/01/42	629	649,662
Federal National Mortgage Assoc.	3.500%	12/01/42	570	588,848
Federal National Mortgage Assoc.	3.500%	12/01/42	139	143,912
Federal National Mortgage Assoc.	3.500%	03/01/43	840	867,109
Federal National Mortgage Assoc.	3.500%	03/01/43	45	46,007
Federal National Mortgage Assoc.	3.500%	03/01/43	28	28,784
Federal National Mortgage Assoc.	3.500%	03/01/43	21	21,611
Federal National Mortgage Assoc.	3.500%	04/01/43	29	30,111
Federal National Mortgage Assoc.	3.500%	05/01/43	51	52,469
Federal National Mortgage Assoc.	3.500%	06/01/43	146	151,082
Federal National Mortgage Assoc.	3.500%	07/01/43	787	814,660
Federal National Mortgage Assoc.	3.500%	07/01/43	550	567,334
Federal National Mortgage Assoc.	3.500%	07/01/43	244	250,839
Federal National Mortgage Assoc.	3.500%	07/01/43	76	78,883
Federal National Mortgage Assoc.	3.500%	11/01/43	1,450	1,497,013
Federal National Mortgage Assoc.	3.500%	01/01/44	974	1,009,317
Federal National Mortgage Assoc.	3.500%	01/01/44	599	620,620
Federal National Mortgage Assoc.	3.500%	05/01/44	1,189	1,232,474
Federal National Mortgage Assoc.	3.500%	06/01/44	6,430	6,639,747
Federal National Mortgage Assoc.	3.500%	02/01/45	637	657,728
Federal National Mortgage Assoc.	3.500%	07/01/45	1,532	1,580,327
Federal National Mortgage Assoc.	3.500%	07/01/45	539	558,352
Federal National Mortgage Assoc.	3.500%	11/01/45	2,001	2,070,896
Federal National Mortgage Assoc.	3.500%	11/01/45	119	123,067
Federal National Mortgage Assoc.	3.500%	03/01/46	1,287	1,326,083
Federal National Mortgage Assoc.	3.500%	03/01/46	706	728,874
Federal National Mortgage Assoc.	3.500%	04/01/46	268	277,870
Federal National Mortgage Assoc.	3.500%	05/01/46	450	464,700

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	3.500%	06/01/46	2,361	$2,435,990
Federal National Mortgage Assoc.	3.500%	06/01/46	1,860	1,919,087
Federal National Mortgage Assoc.	3.500%	06/01/46	81	83,651
Federal National Mortgage Assoc.	3.500%	07/01/46	388	399,964
Federal National Mortgage Assoc.	3.500%	08/01/46	1,017	1,049,660
Federal National Mortgage Assoc.	3.500%	09/01/46	936	966,332
Federal National Mortgage Assoc.	3.500%	09/01/46	23	23,401
Federal National Mortgage Assoc.	3.500%	10/01/46	429	441,703
Federal National Mortgage Assoc.	3.500%	11/01/46	888	920,839
Federal National Mortgage Assoc.	3.500%	11/01/46	680	704,527
Federal National Mortgage Assoc.	3.500%	11/01/46	142	146,762
Federal National Mortgage Assoc.	3.500%	11/01/46	63	64,701
Federal National Mortgage Assoc.	3.500%	11/01/46	37	38,043
Federal National Mortgage Assoc.	3.500%	12/01/46	1,740	1,799,505
Federal National Mortgage Assoc.	3.500%	01/01/47	2,625	2,720,785
Federal National Mortgage Assoc.	3.500%	01/01/47	1,020	1,057,674
Federal National Mortgage Assoc.	3.500%	01/01/47	309	319,106
Federal National Mortgage Assoc.	3.500%	01/01/47	170	175,074
Federal National Mortgage Assoc.	3.500%	02/01/47	309	319,874
Federal National Mortgage Assoc.	3.500%	02/01/47	176	181,755
Federal National Mortgage Assoc.	3.500%	03/01/47	136	139,903
Federal National Mortgage Assoc.	3.500%	05/01/47	924	954,577
Federal National Mortgage Assoc.	3.500%	05/01/47	249	258,252
Federal National Mortgage Assoc.	3.500%	07/01/47	317	326,934
Federal National Mortgage Assoc.	3.500%	08/01/47	293	301,602
Federal National Mortgage Assoc.	3.500%	09/01/47	300	310,610
Federal National Mortgage Assoc.	3.500%	11/01/47	762	790,325
Federal National Mortgage Assoc.	3.500%	12/01/47	805	828,878
Federal National Mortgage Assoc.	3.500%	TBA	34,078	34,934,255
Federal National Mortgage Assoc.	3.500%	TBA	26,092	26,747,359
Federal National Mortgage Assoc.	3.500%	TBA	604	620,138
Federal National Mortgage Assoc.	3.550%	02/01/30	1,800	1,881,792
Federal National Mortgage Assoc.	4.000%	04/01/21	11	10,936
Federal National Mortgage Assoc.	4.000%	04/01/23	8	8,422
Federal National Mortgage Assoc.	4.000%	03/01/24	4	3,796
Federal National Mortgage Assoc.	4.000%	04/01/24	13	13,346
Federal National Mortgage Assoc.	4.000%	05/01/24	4	4,150
Federal National Mortgage Assoc.	4.000%	06/01/24	2,275	2,362,135
Federal National Mortgage Assoc.	4.000%	06/01/24	8	8,249
Federal National Mortgage Assoc.	4.000%	07/01/24	12	12,000
Federal National Mortgage Assoc.	4.000%	08/01/24	5	4,863
Federal National Mortgage Assoc.	4.000%	10/01/24	40	41,154
Federal National Mortgage Assoc.	4.000%	11/01/24	17	17,155
Federal National Mortgage Assoc.	4.000%	12/01/24	30	30,879
Federal National Mortgage Assoc.	4.000%	02/01/25	3	3,515
Federal National Mortgage Assoc.	4.000%	05/01/25	34	35,493
Federal National Mortgage Assoc.	4.000%	05/01/25	24	24,717
Federal National Mortgage Assoc.	4.000%	05/01/25	5	5,133
Federal National Mortgage Assoc.	4.000%	07/01/25	56	57,640
Federal National Mortgage Assoc.	4.000%	07/01/25	18	19,102
Federal National Mortgage Assoc.	4.000%	08/01/25	40	41,267
Federal National Mortgage Assoc.	4.000%	08/01/25	7	6,920
Federal National Mortgage Assoc.	4.000%	08/01/25	6	5,815
Federal National Mortgage Assoc.	4.000%	09/01/25	3	3,114
Federal National Mortgage Assoc.	4.000%	10/01/25	41	42,840
Federal National Mortgage Assoc.	4.000%	10/01/25	5	4,853
Federal National Mortgage Assoc.	4.000%	12/01/25	29	30,460
Federal National Mortgage Assoc.	4.000%	12/01/25	9	9,053
Federal National Mortgage Assoc.	4.000%	12/01/25	3	3,116

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	4.000%	01/01/26	28	$29,328
Federal National Mortgage Assoc.	4.000%	02/01/26	16	16,174
Federal National Mortgage Assoc.	4.000%	03/01/26	54	55,957
Federal National Mortgage Assoc.	4.000%	03/01/26	48	48,954
Federal National Mortgage Assoc.	4.000%	03/01/26	15	15,266
Federal National Mortgage Assoc.	4.000%	03/01/26	13	13,749
Federal National Mortgage Assoc.	4.000%	05/01/26	39	40,311
Federal National Mortgage Assoc.	4.000%	05/01/26	15	15,810
Federal National Mortgage Assoc.	4.000%	08/01/26	18	18,724
Federal National Mortgage Assoc.	4.000%	04/01/27	7	6,876
Federal National Mortgage Assoc.	4.000%	05/01/29	6	5,852
Federal National Mortgage Assoc.	4.000%	10/01/30	23	23,786
Federal National Mortgage Assoc.	4.000%	10/01/31	557	587,702
Federal National Mortgage Assoc.	4.000%	01/01/36	756	794,714
Federal National Mortgage Assoc.	4.000%	05/01/39	26	26,919
Federal National Mortgage Assoc.	4.000%	07/01/39	706	742,086
Federal National Mortgage Assoc.	4.000%	07/01/40	714	750,253
Federal National Mortgage Assoc.	4.000%	08/01/40	1,276	1,340,973
Federal National Mortgage Assoc.	4.000%	08/01/40	19	19,679
Federal National Mortgage Assoc.	4.000%	10/01/40	3,388	3,584,487
Federal National Mortgage Assoc.	4.000%	10/01/40	57	60,342
Federal National Mortgage Assoc.	4.000%	11/01/40	226	237,400
Federal National Mortgage Assoc.	4.000%	12/01/40	1,034	1,085,751
Federal National Mortgage Assoc.	4.000%	12/01/40	158	165,612
Federal National Mortgage Assoc.	4.000%	01/01/41	290	306,447
Federal National Mortgage Assoc.	4.000%	04/01/41	95	99,657
Federal National Mortgage Assoc.	4.000%	09/01/41	2,720	2,857,001
Federal National Mortgage Assoc.	4.000%	09/01/41	1,564	1,642,903
Federal National Mortgage Assoc.	4.000%	09/01/41	231	243,078
Federal National Mortgage Assoc.	4.000%	10/01/41	155	162,791
Federal National Mortgage Assoc.	4.000%	12/01/41	588	626,518
Federal National Mortgage Assoc.	4.000%	12/01/41	198	210,749
Federal National Mortgage Assoc.	4.000%	01/01/42	1,185	1,250,764
Federal National Mortgage Assoc.	4.000%	02/01/42	586	615,905
Federal National Mortgage Assoc.	4.000%	04/01/42	155	163,534
Federal National Mortgage Assoc.	4.000%	05/01/42	1,059	1,112,211
Federal National Mortgage Assoc.	4.000%	05/01/42	337	353,976
Federal National Mortgage Assoc.	4.000%	06/01/42	359	377,484
Federal National Mortgage Assoc.	4.000%	07/01/42	770	819,958
Federal National Mortgage Assoc.	4.000%	07/01/42	250	262,739
Federal National Mortgage Assoc.	4.000%	08/01/42	181	189,935
Federal National Mortgage Assoc.	4.000%	09/01/42	323	339,304
Federal National Mortgage Assoc.	4.000%	09/01/42	122	128,152
Federal National Mortgage Assoc.	4.000%	12/01/42	933	992,835
Federal National Mortgage Assoc.	4.000%	12/01/42	430	451,316
Federal National Mortgage Assoc.	4.000%	01/01/43	579	607,888
Federal National Mortgage Assoc.	4.000%	03/01/43	209	220,284
Federal National Mortgage Assoc.	4.000%	10/01/43	1,859	1,952,109
Federal National Mortgage Assoc.	4.000%	10/01/43	427	448,411
Federal National Mortgage Assoc.	4.000%	01/01/44	1,109	1,175,934
Federal National Mortgage Assoc.	4.000%	02/01/44	6,372	6,771,481
Federal National Mortgage Assoc.	4.000%	03/01/44	227	240,679
Federal National Mortgage Assoc.	4.000%	07/01/44	124	130,093
Federal National Mortgage Assoc.	4.000%	08/01/44	819	871,263
Federal National Mortgage Assoc.	4.000%	12/01/44	727	771,387
Federal National Mortgage Assoc.	4.000%	12/01/44	708	751,436
Federal National Mortgage Assoc.	4.000%	12/01/44	38	40,827
Federal National Mortgage Assoc.	4.000%	12/01/44	38	39,664
Federal National Mortgage Assoc.	4.000%	02/01/45	662	700,982

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Federal National Mortgage Assoc.	4.000%	02/01/45	356		$374,827
Federal National Mortgage Assoc.	4.000%	02/01/45	69		73,544
Federal National Mortgage Assoc.	4.000%	03/01/45	70		74,065
Federal National Mortgage Assoc.	4.000%	03/01/45	67		71,154
Federal National Mortgage Assoc.	4.000%	05/01/45	659		701,471
Federal National Mortgage Assoc.	4.000%	05/01/45	148		155,715
Federal National Mortgage Assoc.	4.000%	08/01/45	411		430,622
Federal National Mortgage Assoc.	4.000%	10/01/45	1,731		1,835,106
Federal National Mortgage Assoc.	4.000%	10/01/45	492		522,442
Federal National Mortgage Assoc.	4.000%	10/01/45	366		389,462
Federal National Mortgage Assoc.	4.000%	10/01/45	186		195,412
Federal National Mortgage Assoc.	4.000%	10/01/45	180		189,246
Federal National Mortgage Assoc.	4.000%	10/01/45	172		182,567
Federal National Mortgage Assoc.	4.000%	10/01/45	164		174,109
Federal National Mortgage Assoc.	4.000%	10/01/45	156		165,807
Federal National Mortgage Assoc.	4.000%	11/01/45	815		864,285
Federal National Mortgage Assoc.	4.000%	11/01/45	540		571,136
Federal National Mortgage Assoc.	4.000%	12/01/45	1,763		1,865,759
Federal National Mortgage Assoc.	4.000%	12/01/45	1,206		1,262,166
Federal National Mortgage Assoc.	4.000%	12/01/45	516		547,192
Federal National Mortgage Assoc.	4.000%	12/01/45	439		467,381
Federal National Mortgage Assoc.	4.000%	12/01/45	233		245,326
Federal National Mortgage Assoc.	4.000%	01/01/46	578		614,785
Federal National Mortgage Assoc.	4.000%	02/01/46	1,109		1,173,438
Federal National Mortgage Assoc.	4.000%	02/01/46	208		217,810
Federal National Mortgage Assoc.	4.000%	04/01/46	6,392		6,744,425
Federal National Mortgage Assoc.	4.000%	05/01/46	2,005		2,107,545
Federal National Mortgage Assoc.	4.000%	06/01/46	2,442		2,570,149
Federal National Mortgage Assoc.	4.000%	06/01/46	188		199,436
Federal National Mortgage Assoc.	4.000%	07/01/46	4,091		4,324,557
Federal National Mortgage Assoc.	4.000%	11/01/46	1,009		1,066,830
Federal National Mortgage Assoc.	4.000%	11/01/46	466		493,277
Federal National Mortgage Assoc.	4.000%	11/01/46	288		306,722
Federal National Mortgage Assoc.	4.000%	12/01/46	1,317		1,397,396
Federal National Mortgage Assoc.	4.000%	01/01/47	1,135		1,204,268
Federal National Mortgage Assoc.	4.000%	01/01/47	397		420,854
Federal National Mortgage Assoc.	4.000%	03/01/47	2,658		2,809,962
Federal National Mortgage Assoc.	4.000%	03/01/47	1,260		1,324,097
Federal National Mortgage Assoc.	4.000%	04/01/47	793		834,933
Federal National Mortgage Assoc.	4.000%	05/01/47	828		871,483
Federal National Mortgage Assoc.	4.000%	05/01/47	509		535,174
Federal National Mortgage Assoc.	4.000%	06/01/47	2,231		2,353,900
Federal National Mortgage Assoc.	4.000%	06/01/47	1,120		1,186,121
Federal National Mortgage Assoc.	4.000%	07/01/47	1,589		1,662,825
Federal National Mortgage Assoc.	4.000%	07/01/47	1,230		1,299,541
Federal National Mortgage Assoc.	4.000%	08/01/47	35,369		37,019,797
Federal National Mortgage Assoc.	4.000%	08/01/47	1,197		1,263,199
Federal National Mortgage Assoc.	4.000%	08/01/47	1,055		1,113,771
Federal National Mortgage Assoc.	4.000%	TBA	13,470		14,067,161
Federal National Mortgage Assoc.	4.000%	TBA	1,187		1,241,292
Federal National Mortgage Assoc.	4.500%	05/01/22	16		15,947
Federal National Mortgage Assoc.	4.500%	07/01/22	—	(r)	407
Federal National Mortgage Assoc.	4.500%	04/01/24	52		55,089
Federal National Mortgage Assoc.	4.500%	08/01/24	4		3,678
Federal National Mortgage Assoc.	4.500%	09/01/24	3		3,632
Federal National Mortgage Assoc.	4.500%	09/01/24	2		2,081
Federal National Mortgage Assoc.	4.500%	12/01/24	24		25,068
Federal National Mortgage Assoc.	4.500%	02/01/25	8		8,614
Federal National Mortgage Assoc.	4.500%	03/01/25	23		23,840

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	4.500%	03/01/25	2	$2,144
Federal National Mortgage Assoc.	4.500%	04/01/25	42	44,523
Federal National Mortgage Assoc.	4.500%	04/01/25	17	17,983
Federal National Mortgage Assoc.	4.500%	04/01/25	8	8,481
Federal National Mortgage Assoc.	4.500%	04/01/25	6	5,932
Federal National Mortgage Assoc.	4.500%	04/01/25	4	4,384
Federal National Mortgage Assoc.	4.500%	05/01/25	5	5,432
Federal National Mortgage Assoc.	4.500%	05/01/25	4	3,785
Federal National Mortgage Assoc.	4.500%	07/01/25	44	45,905
Federal National Mortgage Assoc.	4.500%	09/01/25	6	5,809
Federal National Mortgage Assoc.	4.500%	09/01/25	1	1,502
Federal National Mortgage Assoc.	4.500%	11/01/35	14	14,644
Federal National Mortgage Assoc.	4.500%	05/01/37	9	9,470
Federal National Mortgage Assoc.	4.500%	04/01/39	13	13,591
Federal National Mortgage Assoc.	4.500%	04/01/39	9	9,337
Federal National Mortgage Assoc.	4.500%	06/01/39	36	38,994
Federal National Mortgage Assoc.	4.500%	08/01/39	90	97,459
Federal National Mortgage Assoc.	4.500%	02/01/40	13,162	14,055,653
Federal National Mortgage Assoc.	4.500%	06/01/40	97	105,070
Federal National Mortgage Assoc.	4.500%	07/01/40	233	248,983
Federal National Mortgage Assoc.	4.500%	08/01/40	44	47,134
Federal National Mortgage Assoc.	4.500%	11/01/40	336	358,167
Federal National Mortgage Assoc.	4.500%	01/01/41	96	103,706
Federal National Mortgage Assoc.	4.500%	03/01/41	27	29,204
Federal National Mortgage Assoc.	4.500%	04/01/41	5	4,954
Federal National Mortgage Assoc.	4.500%	05/01/41	9	9,943
Federal National Mortgage Assoc.	4.500%	05/01/41	9	9,724
Federal National Mortgage Assoc.	4.500%	07/01/41	136	145,365
Federal National Mortgage Assoc.	4.500%	07/01/41	50	53,787
Federal National Mortgage Assoc.	4.500%	08/01/41	317	341,392
Federal National Mortgage Assoc.	4.500%	09/01/41	63	67,771
Federal National Mortgage Assoc.	4.500%	10/01/41	67	72,543
Federal National Mortgage Assoc.	4.500%	10/01/41	33	35,681
Federal National Mortgage Assoc.	4.500%	01/01/42	20	21,579
Federal National Mortgage Assoc.	4.500%	06/01/42	14	15,369
Federal National Mortgage Assoc.	4.500%	09/01/42	1,458	1,561,044
Federal National Mortgage Assoc.	4.500%	09/01/42	853	911,156
Federal National Mortgage Assoc.	4.500%	11/01/42	88	94,300
Federal National Mortgage Assoc.	4.500%	10/01/43	934	995,321
Federal National Mortgage Assoc.	4.500%	03/01/44	1,347	1,435,441
Federal National Mortgage Assoc.	4.500%	04/01/44	487	520,565
Federal National Mortgage Assoc.	4.500%	05/01/44	436	468,756
Federal National Mortgage Assoc.	4.500%	01/01/45	953	1,016,262
Federal National Mortgage Assoc.	4.500%	05/01/45	1,096	1,167,896
Federal National Mortgage Assoc.	4.500%	09/01/45	295	320,275
Federal National Mortgage Assoc.	4.500%	11/01/45	196	212,329
Federal National Mortgage Assoc.	4.500%	11/01/45	61	65,572
Federal National Mortgage Assoc.	4.500%	12/01/45	690	742,697
Federal National Mortgage Assoc.	4.500%	06/01/46	851	917,293
Federal National Mortgage Assoc.	4.500%	07/01/46	1,581	1,715,132
Federal National Mortgage Assoc.	4.500%	07/01/46	1,091	1,188,183
Federal National Mortgage Assoc.	4.500%	08/01/46	615	664,406
Federal National Mortgage Assoc.	4.500%	12/01/46	391	420,949
Federal National Mortgage Assoc.	4.500%	01/01/47	146	155,840
Federal National Mortgage Assoc.	4.500%	08/01/47	582	620,047
Federal National Mortgage Assoc.	4.500%	10/01/47	682	743,196
Federal National Mortgage Assoc.	4.500%	11/01/47	2,655	2,837,946
Federal National Mortgage Assoc.	4.500%	12/01/47	917	990,639
Federal National Mortgage Assoc.	4.500%	TBA	606	644,727

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Federal National Mortgage Assoc.	4.500%	TBA	3,100		$3,144,499
Federal National Mortgage Assoc.	5.000%	02/01/35	3,326		3,611,135
Federal National Mortgage Assoc.	5.000%	08/01/35	4		4,222
Federal National Mortgage Assoc.	5.000%	09/01/35	143		155,732
Federal National Mortgage Assoc.	5.000%	09/01/35	20		21,176
Federal National Mortgage Assoc.	5.000%	10/01/35	5		5,768
Federal National Mortgage Assoc.	5.000%	03/01/36	10		10,470
Federal National Mortgage Assoc.	5.000%	12/01/36	6		6,681
Federal National Mortgage Assoc.	5.000%	06/01/37	9		9,319
Federal National Mortgage Assoc.	5.000%	01/01/38	13		13,651
Federal National Mortgage Assoc.	5.000%	12/01/39	9		9,358
Federal National Mortgage Assoc.	5.000%	01/01/40	8		8,508
Federal National Mortgage Assoc.	5.000%	05/01/40	39		42,115
Federal National Mortgage Assoc.	5.000%	05/01/40	11		11,488
Federal National Mortgage Assoc.	5.000%	01/01/41	11		11,780
Federal National Mortgage Assoc.	5.000%	04/01/41	8		8,937
Federal National Mortgage Assoc.	5.000%	05/01/41	6		6,468
Federal National Mortgage Assoc.	5.000%	07/01/41	4,214		4,549,981
Federal National Mortgage Assoc.	5.000%	01/01/42	9		9,556
Federal National Mortgage Assoc.	5.000%	12/01/43	6,140		6,628,345
Federal National Mortgage Assoc.	5.500%	06/01/21	10		10,179
Federal National Mortgage Assoc.	5.500%	06/01/21	2		1,744
Federal National Mortgage Assoc.	5.500%	09/01/21	9		9,033
Federal National Mortgage Assoc.	5.500%	01/01/22	7		6,713
Federal National Mortgage Assoc.	5.500%	03/01/22	7		7,534
Federal National Mortgage Assoc.	5.500%	04/01/22	26		26,808
Federal National Mortgage Assoc.	5.500%	11/01/22	—	(r)	496
Federal National Mortgage Assoc.	5.500%	12/01/22	1		1,492
Federal National Mortgage Assoc.	5.500%	12/01/22	—	(r)	510
Federal National Mortgage Assoc.	5.500%	04/01/24	7		7,450
Federal National Mortgage Assoc.	5.500%	06/01/24	24		25,355
Federal National Mortgage Assoc.	5.500%	09/01/27	1		972
Federal National Mortgage Assoc.	5.500%	07/01/28	18		19,484
Federal National Mortgage Assoc.	5.500%	04/01/30	52		56,591
Federal National Mortgage Assoc.	5.500%	12/01/30	1		936
Federal National Mortgage Assoc.	5.500%	11/01/32	1		1,172
Federal National Mortgage Assoc.	5.500%	12/01/32	16		17,351
Federal National Mortgage Assoc.	5.500%	01/01/33	45		49,430
Federal National Mortgage Assoc.	5.500%	01/01/33	32		35,008
Federal National Mortgage Assoc.	5.500%	04/01/33	37		41,044
Federal National Mortgage Assoc.	5.500%	04/01/33	1		725
Federal National Mortgage Assoc.	5.500%	06/01/33	1		1,661
Federal National Mortgage Assoc.	5.500%	07/01/33	22		24,769
Federal National Mortgage Assoc.	5.500%	09/01/33	13		14,014
Federal National Mortgage Assoc.	5.500%	09/01/33	5		5,683
Federal National Mortgage Assoc.	5.500%	10/01/33	31		34,135
Federal National Mortgage Assoc.	5.500%	11/01/33	19		21,352
Federal National Mortgage Assoc.	5.500%	11/01/33	19		20,657
Federal National Mortgage Assoc.	5.500%	11/01/33	15		16,876
Federal National Mortgage Assoc.	5.500%	11/01/33	5		5,993
Federal National Mortgage Assoc.	5.500%	11/01/33	4		4,226
Federal National Mortgage Assoc.	5.500%	11/01/33	3		3,289
Federal National Mortgage Assoc.	5.500%	12/01/33	24		26,413
Federal National Mortgage Assoc.	5.500%	12/01/33	18		20,105
Federal National Mortgage Assoc.	5.500%	12/01/33	11		12,243
Federal National Mortgage Assoc.	5.500%	01/01/34	12		13,714
Federal National Mortgage Assoc.	5.500%	01/01/34	4		4,758
Federal National Mortgage Assoc.	5.500%	02/01/34	32		35,405
Federal National Mortgage Assoc.	5.500%	02/01/34	5		5,061

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Federal National Mortgage Assoc.	5.500%	02/01/34	4		$4,860
Federal National Mortgage Assoc.	5.500%	03/01/34	28		31,179
Federal National Mortgage Assoc.	5.500%	03/01/34	4		4,579
Federal National Mortgage Assoc.	5.500%	04/01/34	3		2,931
Federal National Mortgage Assoc.	5.500%	07/01/34	37		41,023
Federal National Mortgage Assoc.	5.500%	07/01/34	1		1,019
Federal National Mortgage Assoc.	5.500%	09/01/34	17		19,155
Federal National Mortgage Assoc.	5.500%	11/01/34	5		5,411
Federal National Mortgage Assoc.	5.500%	12/01/34	16		17,383
Federal National Mortgage Assoc.	5.500%	12/01/34	6		6,401
Federal National Mortgage Assoc.	5.500%	12/01/34	4		4,431
Federal National Mortgage Assoc.	5.500%	12/01/34	1		1,628
Federal National Mortgage Assoc.	5.500%	02/01/35	39		43,512
Federal National Mortgage Assoc.	5.500%	02/01/35	11		12,355
Federal National Mortgage Assoc.	5.500%	02/01/35	2		2,158
Federal National Mortgage Assoc.	5.500%	03/01/35	41		45,262
Federal National Mortgage Assoc.	5.500%	03/01/35	41		44,673
Federal National Mortgage Assoc.	5.500%	03/01/35	35		38,544
Federal National Mortgage Assoc.	5.500%	03/01/35	21		22,856
Federal National Mortgage Assoc.	5.500%	04/01/35	21		23,347
Federal National Mortgage Assoc.	5.500%	04/01/35	3		3,162
Federal National Mortgage Assoc.	5.500%	05/01/35	13		14,187
Federal National Mortgage Assoc.	5.500%	05/01/35	6		7,162
Federal National Mortgage Assoc.	5.500%	06/01/35	4		4,442
Federal National Mortgage Assoc.	5.500%	07/01/35	8		8,972
Federal National Mortgage Assoc.	5.500%	09/01/35	29		31,793
Federal National Mortgage Assoc.	5.500%	09/01/35	7		7,536
Federal National Mortgage Assoc.	5.500%	10/01/35	37		40,602
Federal National Mortgage Assoc.	5.500%	10/01/35	36		40,246
Federal National Mortgage Assoc.	5.500%	10/01/35	16		17,714
Federal National Mortgage Assoc.	5.500%	10/01/35	10		11,595
Federal National Mortgage Assoc.	5.500%	10/01/35	8		8,715
Federal National Mortgage Assoc.	5.500%	10/01/35	5		5,476
Federal National Mortgage Assoc.	5.500%	11/01/35	25		27,213
Federal National Mortgage Assoc.	5.500%	11/01/35	1		1,622
Federal National Mortgage Assoc.	5.500%	11/01/35	1		782
Federal National Mortgage Assoc.	5.500%	12/01/35	43		47,846
Federal National Mortgage Assoc.	5.500%	12/01/35	32		35,160
Federal National Mortgage Assoc.	5.500%	12/01/35	25		27,767
Federal National Mortgage Assoc.	5.500%	12/01/35	23		25,258
Federal National Mortgage Assoc.	5.500%	12/01/35	3		3,723
Federal National Mortgage Assoc.	5.500%	12/01/35	3		3,190
Federal National Mortgage Assoc.	5.500%	12/01/35	1		1,314
Federal National Mortgage Assoc.	5.500%	12/01/35	1		787
Federal National Mortgage Assoc.	5.500%	12/01/35	1		642
Federal National Mortgage Assoc.	5.500%	01/01/36	4		4,475
Federal National Mortgage Assoc.	5.500%	02/01/36	2		1,733
Federal National Mortgage Assoc.	5.500%	03/01/36	36		39,920
Federal National Mortgage Assoc.	5.500%	03/01/36	11		11,732
Federal National Mortgage Assoc.	5.500%	03/01/36	4		3,923
Federal National Mortgage Assoc.	5.500%	05/01/36	—	(r)	392
Federal National Mortgage Assoc.	5.500%	07/01/36	7		7,549
Federal National Mortgage Assoc.	5.500%	07/01/36	2		1,795
Federal National Mortgage Assoc.	5.500%	08/01/36	4		4,304
Federal National Mortgage Assoc.	5.500%	11/01/36	8		8,987
Federal National Mortgage Assoc.	5.500%	01/01/37	34		37,258
Federal National Mortgage Assoc.	5.500%	02/01/37	27		30,289
Federal National Mortgage Assoc.	5.500%	04/01/37	29		31,574
Federal National Mortgage Assoc.	5.500%	06/01/37	11		12,702

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Federal National Mortgage Assoc.	5.500%	06/01/37	11		$11,902
Federal National Mortgage Assoc.	5.500%	08/01/37	28		31,477
Federal National Mortgage Assoc.	5.500%	08/01/37	15		17,139
Federal National Mortgage Assoc.	5.500%	08/01/37	3		3,506
Federal National Mortgage Assoc.	5.500%	08/01/37	2		2,260
Federal National Mortgage Assoc.	5.500%	03/01/38	44		48,407
Federal National Mortgage Assoc.	5.500%	12/01/38	12		13,636
Federal National Mortgage Assoc.	5.500%	01/01/39	149		164,423
Federal National Mortgage Assoc.	5.500%	09/01/39	15		16,354
Federal National Mortgage Assoc.	5.500%	12/01/39	203		223,849
Federal National Mortgage Assoc.	5.500%	06/01/40	37		40,092
Federal National Mortgage Assoc.	5.500%	TBA	8,135		8,913,819
Federal National Mortgage Assoc.	6.000%	09/01/21	28		28,836
Federal National Mortgage Assoc.	6.000%	10/01/23	16		16,407
Federal National Mortgage Assoc.	6.000%	11/01/28	2		2,120
Federal National Mortgage Assoc.	6.000%	02/01/29	1		1,646
Federal National Mortgage Assoc.	6.000%	03/01/32	1		1,617
Federal National Mortgage Assoc.	6.000%	11/01/32	—	(r)	205
Federal National Mortgage Assoc.	6.000%	05/01/33	1		725
Federal National Mortgage Assoc.	6.000%	01/01/34	31		35,873
Federal National Mortgage Assoc.	6.000%	11/01/35	13		14,635
Federal National Mortgage Assoc.	6.000%	12/01/35	3		3,230
Federal National Mortgage Assoc.	6.000%	03/01/36	1		594
Federal National Mortgage Assoc.	6.000%	04/01/36	15		17,333
Federal National Mortgage Assoc.	6.000%	06/01/36	—	(r)	532
Federal National Mortgage Assoc.	6.000%	06/01/36	—	(r)	448
Federal National Mortgage Assoc.	6.000%	07/01/36	10		11,167
Federal National Mortgage Assoc.	6.000%	07/01/36	1		615
Federal National Mortgage Assoc.	6.000%	08/01/36	32		35,913
Federal National Mortgage Assoc.	6.000%	08/01/36	10		10,737
Federal National Mortgage Assoc.	6.000%	08/01/36	8		8,891
Federal National Mortgage Assoc.	6.000%	08/01/36	1		922
Federal National Mortgage Assoc.	6.000%	08/01/36	—	(r)	412
Federal National Mortgage Assoc.	6.000%	09/01/36	23		26,136
Federal National Mortgage Assoc.	6.000%	09/01/36	13		14,630
Federal National Mortgage Assoc.	6.000%	09/01/36	4		4,195
Federal National Mortgage Assoc.	6.000%	09/01/36	3		3,658
Federal National Mortgage Assoc.	6.000%	09/01/36	3		3,629
Federal National Mortgage Assoc.	6.000%	09/01/36	1		1,056
Federal National Mortgage Assoc.	6.000%	09/01/36	1		783
Federal National Mortgage Assoc.	6.000%	10/01/36	23		26,383
Federal National Mortgage Assoc.	6.000%	10/01/36	21		23,629
Federal National Mortgage Assoc.	6.000%	10/01/36	3		3,689
Federal National Mortgage Assoc.	6.000%	10/01/36	1		843
Federal National Mortgage Assoc.	6.000%	11/01/36	36		41,225
Federal National Mortgage Assoc.	6.000%	11/01/36	19		21,991
Federal National Mortgage Assoc.	6.000%	11/01/36	19		20,860
Federal National Mortgage Assoc.	6.000%	11/01/36	14		15,829
Federal National Mortgage Assoc.	6.000%	11/01/36	4		4,246
Federal National Mortgage Assoc.	6.000%	11/01/36	3		3,596
Federal National Mortgage Assoc.	6.000%	11/01/36	—	(r)	505
Federal National Mortgage Assoc.	6.000%	12/01/36	17		19,140
Federal National Mortgage Assoc.	6.000%	12/01/36	16		17,841
Federal National Mortgage Assoc.	6.000%	12/01/36	12		13,194
Federal National Mortgage Assoc.	6.000%	12/01/36	6		6,580
Federal National Mortgage Assoc.	6.000%	12/01/36	1		1,690
Federal National Mortgage Assoc.	6.000%	12/01/36	1		634
Federal National Mortgage Assoc.	6.000%	12/01/36	—	(r)	499
Federal National Mortgage Assoc.	6.000%	12/01/36	—	(r)	262

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Federal National Mortgage Assoc.	6.000%		01/01/37	3,194		$3,587,696
Federal National Mortgage Assoc.	6.000%		01/01/37	31		34,654
Federal National Mortgage Assoc.	6.000%		01/01/37	25		28,547
Federal National Mortgage Assoc.	6.000%		01/01/37	12		13,941
Federal National Mortgage Assoc.	6.000%		01/01/37	1		1,663
Federal National Mortgage Assoc.	6.000%		01/01/37	1		1,284
Federal National Mortgage Assoc.	6.000%		02/01/37	415		469,231
Federal National Mortgage Assoc.	6.000%		02/01/37	25		28,215
Federal National Mortgage Assoc.	6.000%		03/01/37	86		96,044
Federal National Mortgage Assoc.	6.000%		03/01/37	39		44,327
Federal National Mortgage Assoc.	6.000%		03/01/37	28		31,760
Federal National Mortgage Assoc.	6.000%		03/01/37	—	(r)	463
Federal National Mortgage Assoc.	6.000%		05/01/37	34		38,169
Federal National Mortgage Assoc.	6.000%		05/01/37	25		27,916
Federal National Mortgage Assoc.	6.000%		05/01/37	24		27,332
Federal National Mortgage Assoc.	6.000%		05/01/37	10		11,643
Federal National Mortgage Assoc.	6.000%		05/01/37	4		4,470
Federal National Mortgage Assoc.	6.000%		06/01/37	8		9,030
Federal National Mortgage Assoc.	6.000%		07/01/37	3		3,865
Federal National Mortgage Assoc.	6.000%		08/01/37	25		28,398
Federal National Mortgage Assoc.	6.000%		08/01/37	21		23,830
Federal National Mortgage Assoc.	6.000%		08/01/37	15		16,542
Federal National Mortgage Assoc.	6.000%		08/01/37	1		1,493
Federal National Mortgage Assoc.	6.000%		10/01/37	1		1,446
Federal National Mortgage Assoc.	6.000%		10/01/38	2		2,465
Federal National Mortgage Assoc.	6.500%		10/01/36	1,522		1,714,406
Government National Mortgage Assoc.	3.000%		TBA	51,848		52,317,873
Government National Mortgage Assoc.	3.500%		12/20/41	2,197		2,282,963
Government National Mortgage Assoc.	3.500%		01/15/42	399		413,674
Government National Mortgage Assoc.	3.500%		09/20/42	582		604,804
Government National Mortgage Assoc.	3.500%		01/20/43	565		587,267
Government National Mortgage Assoc.	3.500%		04/15/43	620		641,868
Government National Mortgage Assoc.	3.500%		10/20/46	542		562,302
Government National Mortgage Assoc.	3.500%		10/20/46	454		470,607
Government National Mortgage Assoc.	3.500%		10/20/46	226		235,037
Government National Mortgage Assoc.	3.500%		10/20/46	215		223,191
Government National Mortgage Assoc.	3.500%		10/20/46	186		193,044
Government National Mortgage Assoc.	3.500%		TBA	64,341		66,512,626
Government National Mortgage Assoc.	4.000%		04/20/39	34		35,765
Government National Mortgage Assoc.	4.000%		07/20/39	581		611,649
Government National Mortgage Assoc.	4.000%		10/20/40	606		638,023
Government National Mortgage Assoc.	4.000%		12/20/40	3,631		3,821,469
Government National Mortgage Assoc.	4.000%		01/15/41	713		747,767
Government National Mortgage Assoc.	4.000%		01/20/41	101		106,715
Government National Mortgage Assoc.	4.000%		03/15/41	476		497,773
Government National Mortgage Assoc.	4.000%		04/20/42	706		742,594
Government National Mortgage Assoc.	4.000%		10/20/46	134		140,529
Government National Mortgage Assoc.	4.000%		02/20/47	775		808,887
Government National Mortgage Assoc.	4.000%		TBA	4,400		4,585,195
Government National Mortgage Assoc.	4.000%		TBA	19,160		19,972,804
Government National Mortgage Assoc.	4.381%	(cc)	04/20/62	1,749		1,786,589
Government National Mortgage Assoc.	4.426%	(cc)	05/20/63	1,226		1,274,143
Government National Mortgage Assoc.	4.498%	(cc)	05/20/63	1,340		1,392,260
Government National Mortgage Assoc.	4.500%		12/20/39	46		49,045
Government National Mortgage Assoc.	4.500%		01/20/40	57		60,970
Government National Mortgage Assoc.	4.500%		02/20/40	45		48,245
Government National Mortgage Assoc.	4.500%		05/20/40	400		424,638
Government National Mortgage Assoc.	4.500%		06/20/40	256		271,816
Government National Mortgage Assoc.	4.500%		07/20/40	19		20,441

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Government National Mortgage Assoc.	4.500%		08/20/40	128	$136,276
Government National Mortgage Assoc.	4.500%		09/20/40	20	21,974
Government National Mortgage Assoc.	4.500%		10/20/40	32	34,375
Government National Mortgage Assoc.	4.500%		03/20/41	533	564,927
Government National Mortgage Assoc.	4.500%		07/20/41	217	227,679
Government National Mortgage Assoc.	4.500%		09/20/41	631	667,867
Government National Mortgage Assoc.	4.500%		02/20/42	853	903,326
Government National Mortgage Assoc.	4.500%		10/20/44	880	929,337
Government National Mortgage Assoc.	4.500%		11/20/44	6,144	6,487,546
Government National Mortgage Assoc.	4.500%		TBA	10,000	10,520,311
Government National Mortgage Assoc.	4.510%	(cc)	12/20/64	1,137	1,171,600
Government National Mortgage Assoc.	4.529%	(cc)	01/20/63	251	258,738
Government National Mortgage Assoc.	4.531%	(cc)	09/20/62	1,247	1,283,195
Government National Mortgage Assoc.	4.540%	(cc)	10/20/64	1,585	1,662,369
Government National Mortgage Assoc.	4.574%	(cc)	06/20/62	3,611	3,699,816
Government National Mortgage Assoc.	4.587%	(cc)	12/20/64	5,020	5,407,414
Government National Mortgage Assoc.	4.601%	(cc)	02/20/64	2,883	3,067,107
Government National Mortgage Assoc.	4.651%	(cc)	08/20/64	4,066	4,393,497
Government National Mortgage Assoc.	4.671%	(cc)	04/20/62	3,654	3,735,768
Government National Mortgage Assoc.	4.694%	(cc)	05/20/65	1,404	1,508,288
Government National Mortgage Assoc.	4.700%	(cc)	05/20/61	1,016	1,026,453
Government National Mortgage Assoc.	5.000%		04/15/38	147	158,419
Government National Mortgage Assoc.	5.000%		08/15/38	237	257,192
Government National Mortgage Assoc.	5.000%		10/15/38	801	866,206
Government National Mortgage Assoc.	5.000%		10/15/38	16	17,123
Government National Mortgage Assoc.	5.000%		12/15/38	323	350,053
Government National Mortgage Assoc.	5.000%		01/15/39	85	91,973
Government National Mortgage Assoc.	5.000%		02/15/39	874	948,027
Government National Mortgage Assoc.	5.000%		02/15/39	246	266,828
Government National Mortgage Assoc.	5.000%		02/15/39	225	244,398
Government National Mortgage Assoc.	5.000%		02/15/39	188	204,071
Government National Mortgage Assoc.	5.000%		03/15/39	1,124	1,218,756
Government National Mortgage Assoc.	5.000%		04/15/39	311	337,135
Government National Mortgage Assoc.	5.000%		04/15/39	278	300,813
Government National Mortgage Assoc.	5.000%		05/15/39	874	948,255
Government National Mortgage Assoc.	5.000%		05/15/39	228	246,903
Government National Mortgage Assoc.	5.000%		11/15/39	539	582,619
Government National Mortgage Assoc.	5.000%		09/15/40	1,022	1,108,749
Government National Mortgage Assoc.	6.000%		05/15/37	8	8,573
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%	2.035%	(c)	05/20/66	1,128	1,140,563
Tennessee Valley Authority, Sr. Unsec’d. Notes	4.250%		09/15/65	5,935	7,016,666
Tennessee Valley Authority, Sr. Unsec’d. Notes	4.625%		09/15/60	1,030	1,298,411
Tennessee Valley Authority, Sr. Unsec’d. Notes	4.875%		01/15/48	2,245	2,923,396
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.250%		09/15/39	3,065	4,134,311

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,020,396,858)					1,017,801,935

U.S. TREASURY OBLIGATIONS — 29.8%
U.S. Treasury Bonds(h)(v)	2.750%		11/15/47	29,467	29,515,344
U.S. Treasury Bonds	2.875%		05/15/43	17,151	17,635,382
U.S. Treasury Bonds	2.875%		11/15/46	4,628	4,747,496
U.S. Treasury Bonds	3.000%		02/15/47	3,069	3,227,605
U.S. Treasury Bonds	3.125%		02/15/43	16,874	18,128,345
U.S. Treasury Bonds	3.625%		08/15/43	16,109	18,800,965
U.S. Treasury Bonds(v)	3.750%		11/15/43	18,966	22,598,434
U.S. Treasury Bonds	4.250%		05/15/39	4,311	5,448,868

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. Treasury Bonds	4.375%	11/15/39	4,200	$5,404,055
U.S. Treasury Bonds	4.500%	08/15/39	4,184	5,465,513
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250%	01/15/25	21,355	22,043,914
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%	02/15/45	19,900	20,950,774
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875%	02/15/47	18,815	19,979,712
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000%	02/15/46	57,195	63,609,311
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375%	01/15/25	10,600	15,807,707
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	04/15/18	70,560	75,207,474
U.S. Treasury Notes	0.625%	06/30/18	27,165	27,052,520
U.S. Treasury Notes	0.750%	02/28/18	3,040	3,037,142
U.S. Treasury Notes	0.750%	07/31/18	11,155	11,100,096
U.S. Treasury Notes	1.125%	02/28/19	7,330	7,269,871
U.S. Treasury Notes	1.250%	12/31/18	14,675	14,593,600
U.S. Treasury Notes	1.250%	03/31/19	4,100	4,069,730
U.S. Treasury Notes(v)	1.250%	04/30/19	54,905	54,469,620
U.S. Treasury Notes(v)	1.250%	05/31/19	58,430	57,946,127
U.S. Treasury Notes	1.500%	04/15/20	21,500	21,300,117
U.S. Treasury Notes(v)	1.500%	05/15/20	20,797	20,597,966
U.S. Treasury Notes(v)	1.500%	06/15/20	26,180	25,916,155
U.S. Treasury Notes	1.500%	03/31/23	6,702	6,461,147
U.S. Treasury Notes	1.625%	11/15/22	15,627	15,229,000
U.S. Treasury Notes	1.625%	04/30/23	6,520	6,321,089
U.S. Treasury Notes(v)	1.750%	11/30/19	68,718	68,546,205
U.S. Treasury Notes(v)	1.750%	11/15/20	44,125	43,871,626
U.S. Treasury Notes(v)	1.750%	05/31/22	29,522	29,007,671
U.S. Treasury Notes	1.750%	09/30/22	15,981	15,660,756
U.S. Treasury Notes(v)	1.875%	12/15/20	13,931	13,890,731
U.S. Treasury Notes(v)	1.875%	04/30/22	29,887	29,529,757
U.S. Treasury Notes(v)	2.000%	11/30/22	37,339	36,999,157
U.S. Treasury Notes(h)	2.000%	04/30/24	24,544	24,101,057
U.S. Treasury Notes(h)	2.000%	05/31/24	24,278	23,824,684
U.S. Treasury Notes	2.000%	02/15/25	8,292	8,105,754
U.S. Treasury Notes	2.000%	08/15/25	8,775	8,554,597
U.S. Treasury Notes	2.000%	11/15/26	27,735	26,841,196
U.S. Treasury Notes(v)	2.125%	11/30/24	8,702	8,587,786
U.S. Treasury Notes	2.125%	05/15/25	8,037	7,914,247
U.S. Treasury Notes	2.250%	12/31/24	27,100	26,953,914
U.S. Treasury Notes	2.250%	11/15/25	8,604	8,528,379
U.S. Treasury Notes	2.250%	02/15/27	32,779	32,348,776
U.S. Treasury Notes(v)	2.250%	11/15/27	15,212	14,997,487
U.S. Treasury Notes(v)	2.625%	08/15/20	16,858	17,152,357
U.S. Treasury Notes(v)	2.625%	11/15/20	60,170	61,255,881

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,129,270,721)				1,130,607,097

			Shares
COMMON STOCKS — 0.1%
Energy Equipment & Services — 0.0%
C&J Energy Services, Inc.*			20,434	683,926

Holding Companies-Diversified — 0.1%
Leisure Acquisition Corp., UTS*			11,112	110,120
Sentinel Energy Services, Inc., UTS*			118,618	1,182,621

				1,292,741

Media — 0.0%
Altice USA, Inc. (Class A Stock)*(a)			22,196	471,221

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares		Value
Pharmaceuticals — 0.0%
Valeant Pharmaceuticals International, Inc.*		1,914	$39,773

Semiconductors & Semiconductor Equipment — 0.0%
NXP Semiconductors NV (Netherlands)*		1,900	222,471
QUALCOMM, Inc.		12,333	789,559

			1,012,030

TOTAL COMMON STOCKS (cost $3,488,612)			3,499,691

PREFERRED STOCK — 0.1%
Banks
Citigroup Capital XIII, 7.750%, 3 Month LIBOR + 6.370%(a)(c) (cost $3,383,280)		127,000	3,489,960

TOTAL LONG-TERM INVESTMENTS (cost $4,379,100,067)			4,387,783,294

SHORT-TERM INVESTMENTS — 8.5%
AFFILIATED MUTUAL FUNDS — 1.6%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)		22,734,891	22,734,891
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $36,482,073; includes $36,437,640 of cash collateral for securities on loan)(b)(w)		36,478,612	36,478,612

TOTAL AFFILIATED MUTUAL FUNDS (cost $59,216,964)			59,213,503

	Principal Amount (000)#
BORROWED BOND AGREEMENTS — 0.3%
Barclays Capital Group, (2.000)%, dated 10/23/17, open, due in the amount of $250,938		251	250,938
Barclays Capital Group, (0.250)%, dated 10/16/17, open, due in the amount of $424,795		425	424,795
Barclays Capital Group, 0.140%, dated 06/09/17, open, due in the amount of GBP 6,374,036	GBP	6,374	8,605,887
Barclays Capital Group, 0.500%, dated 12/22/17, open, due in the amount of $401,144		401	401,144
Barclays Capital Group, 0.750%, dated 11/07/17, open, due in the amount of $492,500		493	492,500
Barclays Capital Group, 0.750%, dated 11/14/17, open, due in the amount of $720,900		721	720,900
Citigroup Global Markets, (0.350)%, dated 11/13/17, open, due in the amount of $395,115		395	395,115
Citigroup Global Markets, 0.650%, dated 11/02/17, open, due in the amount of $403,926		404	403,926
Citigroup Global Markets, 0.750%, dated 11/13/17, open, due in the amount of $370,536		371	370,536

TOTAL BORROWED BOND AGREEMENTS (cost $11,581,301)			12,065,741

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 2.3%	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Federal Home Loan Bank	1.054%	01/31/18		1,350	$1,348,597
Federal Home Loan Bank	1.069%	01/11/18		965	964,688
Federal Home Loan Bank	1.093%	01/12/18		2,300	2,299,177
Federal Home Loan Bank	1.094%	01/31/18		1,855	1,853,073
Federal Home Loan Bank	1.143%	01/26/18		2,190	2,188,117
Federal Home Loan Bank	1.304%	03/07/18		7,795	7,776,292
Federal Home Loan Bank	1.417%	05/02/18		1,370	1,363,469
Federal Home Loan Mortgage Corp.	1.095%	02/21/18		51,175	51,081,196
Federal Home Loan Mortgage Corp.	1.095%	02/22/18		20,420	20,381,815

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $89,278,387)					89,256,424

FOREIGN TREASURY OBLIGATIONS — 3.0%
Brazil Letras do Tesouro Nacional (Brazil)	7.210%	01/01/19	BRL	2,010	567,297
Japan Treasury Discount Bills (Japan)	0.182%	03/26/18	JPY	10,752,650	95,462,442
Japan Treasury Discount Bills (Japan)	0.190%	02/13/18	JPY	2,011,250	17,852,956

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $114,202,741)					113,882,695

U.S. TREASURY OBLIGATIONS(n) — 1.3%
U.S. Treasury Bills	1.000%	01/02/18		9,880	9,880,000
U.S. Treasury Bills	1.018%	01/02/18		3,335	3,335,000
U.S. Treasury Bills	1.035%	01/02/18		4,545	4,545,000
U.S. Treasury Bills	1.078%	01/02/18		4,240	4,240,000
U.S. Treasury Bills	1.151%	01/02/18		26,615	26,615,000

TOTAL U.S. TREASURY OBLIGATIONS (cost $48,613,501)					48,615,000

OPTIONS PURCHASED~* — 0.0%
(cost $4,369,864)					1,496,785

TOTAL SHORT-TERM INVESTMENTS (cost $327,262,758)					324,530,148

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT, BORROWED BOND AND OPTIONS WRITTEN — 124.3% (cost $4,706,362,825)					4,712,313,442

SECURITIES SOLD SHORT
BORROWED BONDS(f) — (0.3)%
Alfa SAB de CV	5.250%	03/25/24		371	(392,332)
Cemex SAB de CV	5.700%	01/11/25		371	(391,405)
Cemex SAB de CV	7.750%	04/16/26		371	(420,158)
E.I. du Pont de Nemours & Co.	2.200%	05/01/20		720	(719,365)
Ecopetrol SA	5.375%	06/26/26		371	(400,569)
El Puerto de Liverpool SAB de CV	3.875%	10/06/26		371	(361,725)
K Hovnanian Enterprises, Inc.	7.000%	01/15/19		250	(246,875)
United Kingdom Gilt Inflation Linked	0.125%	03/22/26	GBP	5,066	(8,580,584)
Vine Oil & Gas LP Vine Oil & Gas Finance Corp.	8.750%	04/15/23		500	(485,000)

TOTAL BORROWED BONDS (proceeds received $11,273,292)					(11,998,013)

OPTIONS WRITTEN~* — (0.0)%
(premiums received $3,157,505)					(1,451,132)

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Value
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT, BORROWED BOND AND OPTIONS WRITTEN — 124.0% (cost $4,691,932,028)	4,698,864,297
Liabilities in excess of other assets(z) — (24.0)%	(909,577,159)

NET ASSETS — 100.0%	$3,789,287,138

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $29,361,287 and 0.8% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $35,564,232; cash collateral of $36,437,640 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(f)	Represents collateral for Borrowed Bond Agreements.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2017.

(r)	Principal amount is less than $500 par.

(s)	Represents zero coupon bond. Rate represents yield to maturity at purchase date.

(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreements.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts and market value for forward commitment contracts held at reporting period end, with the exception of options which are included in total investments, net of written options, at market value:

FORWARD COMMITMENT CONTRACTS

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)	Value
Federal Home Loan Mortgage Corp.	3.500%	TBA	01/17/18	(8,797)	$(9,088,229)
Federal Home Loan Mortgage Corp.	5.500%	TBA	01/11/18	(7,170)	(7,839,314)
Federal National Mortgage Assoc.	2.500%	TBA	01/17/18	(2,125)	(2,121,979)
Federal National Mortgage Assoc.	3.000%	TBA	02/13/18	(102,830)	(102,695,405)
Federal National Mortgage Assoc.	3.000%	TBA	01/17/18	(5,280)	(5,377,969)
Federal National Mortgage Assoc.	3.500%	TBA	01/17/18	(10,556)	(10,895,555)
Federal National Mortgage Assoc.	4.000%	TBA	02/13/18	(48,823)	(50,987,453)
Federal National Mortgage Assoc.	4.000%	TBA	01/17/18	(1,490)	(1,532,341)
Federal National Mortgage Assoc.	4.500%	TBA	02/13/18	(6,033)	(6,411,005)
Federal National Mortgage Assoc.	5.000%	TBA	01/11/18	(9,564)	(10,279,246)
Federal National Mortgage Assoc.	6.000%	TBA	01/11/18	(7,642)	(8,546,800)
Government National Mortgage Assoc.	4.500%	TBA	01/22/18	(7,688)	(8,063,991)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $224,124,984)					$(223,839,287)

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Eurodollar 1 Year Midcurve Futures	Call	06/15/18	$98.13	9,861	24,653	$739,575
10 Year U.S. Treasury Notes Futures	Put	01/26/18	$123.00	1,331	1,331	166,375

						$905,950

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs CAD	Call	BNP Paribas	06/13/18	1.29	—		2,795	$23,402
Currency Option USD vs CHF	Call	Bank of America	06/13/18	1.00	—		1,505	8,842
Currency Option USD vs CLP	Call	Morgan Stanley	01/11/18	660.00	—		793	17
Currency Option USD vs JPY	Call	Royal Bank of Scotland Group PLC	02/16/18	114.00	—		972	4,065
Currency Option USD vs JPY	Call	Deutsche Bank AG	06/13/18	113.40	—		4,190	58,302
Currency Option USD vs KRW	Call	Goldman Sachs & Co.	03/05/18	1,156.00	—		47,000	70,988
Currency Option USD vs KRW	Call	Deutsche Bank AG	03/05/18	1,190.00	—		47,000	40,166
Currency Option USD vs KRW	Call	Goldman Sachs & Co.	03/05/18	1,303.00	—		47,000	9,795
Currency Option USD vs MXN	Call	Deutsche Bank AG	05/16/18	20.00	—		831	29,671
Currency Option USD vs MXN	Call	JPMorgan Chase	07/19/18	20.00	—		831	41,729
Currency Option USD vs SEK	Call	Citigroup Global Markets	06/13/18	8.53	—		1,395	10,144
Currency Option USD vs TRY	Call	Goldman Sachs & Co.	02/16/18	4.20	—		814	1,599
Currency Option USD vs ZAR	Call	Morgan Stanley	01/25/18	14.00	—		600	223
Currency Option AUD vs USD	Put	Citigroup Global Markets	02/19/18	0.76	—	AUD	800	997
Currency Option AUD vs USD	Put	JPMorgan Chase	06/13/18	0.76	—	AUD	4,620	39,812
Currency Option EUR vs TRY	Put	Deutsche Bank AG	02/15/18	4.32	—	EUR	1,056	876
Currency Option EUR vs TRY	Put	Morgan Stanley	06/07/18	4.35	—	EUR	71	9,240
Currency Option EUR vs USD	Put	Bank of America	06/13/18	1.17	—	EUR	17,620	127,156
Currency Option USD vs BRL	Put	Morgan Stanley	02/08/18	3.30	—		996	11,727
Currency Option USD vs RUB	Put	Deutsche Bank AG	01/31/18	59.00	—		700	17,886
Currency Option USD vs TRY	Put	Goldman Sachs & Co.	02/16/18	3.86	—		814	15,978
Currency Option USD vs ZAR	Put	JPMorgan Chase	01/12/18	13.50	—		800	68,220

								$590,835

Total Options Purchased								$1,496,785

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Eurodollar 3 Year Midcurve Futures	Call	06/15/18	97.88	6,574	16,435	$(1,191,538)

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option AUD vs USD	Call	Citigroup Global Markets	02/19/18	0.79	—	AUD	800	$(4,814)
Currency Option CAD vs MXN	Call	JPMorgan Chase	01/18/18	15.00	—	CAD	416	(15,299)
Currency Option EUR vs TRY	Call	Deutsche Bank AG	02/15/18	4.50	—	EUR	739	(30,196)
Currency Option USD vs BRL	Call	Morgan Stanley	02/08/18	3.45	—		498	(2,808)
Currency Option USD vs CAD	Call	BNP Paribas	06/13/18	1.36	—		2,795	(6,182)
Currency Option USD vs CHF	Call	Bank of America	06/13/18	1.05	—		1,505	(1,663)
Currency Option USD vs CLP	Call	Morgan Stanley	01/11/18	675.00	—		793	(4)
Currency Option USD vs JPY	Call	Deutsche Bank AG	06/13/18	119.00	—		4,190	(11,794)
Currency Option USD vs KRW	Call	Goldman Sachs & Co.	03/05/18	1,190.00	—		47,000	(40,166)
Currency Option USD vs KRW	Call	Goldman Sachs & Co.	03/05/18	1,212.00	—		47,000	(29,048)
Currency Option USD vs KRW	Call	Deutsche Bank AG	03/05/18	1,303.00	—		47,000	(9,795)
Currency Option USD vs MXN	Call	JPMorgan Chase	07/19/18	22.50	—		831	(13,425)
Currency Option USD vs RUB	Call	Deutsche Bank AG	01/31/18	61.00	—		700	(911)
Currency Option USD vs SEK	Call	Citigroup Global Markets	06/13/18	8.95	—		1,395	(3,181)
Currency Option USD vs TRY	Call	Goldman Sachs & Co.	02/16/18	4.04	—		814	(4,159)
Currency Option USD vs ZAR	Call	Bank of America	01/25/18	14.12	—		800	(226)
Currency Option AUD vs USD	Put	JPMorgan Chase	06/13/18	0.72	—	AUD	4,620	(10,969)
Currency Option CAD vs MXN	Put	JPMorgan Chase	01/18/18	15.00	—	CAD	416	(126)
Currency Option EUR vs TRY	Put	Deutsche Bank AG	02/15/18	4.10	—	EUR	739	(46)
Currency Option EUR vs USD	Put	Bank of America	06/13/18	1.11	—	EUR	17,620	(24,999)
Currency Option USD vs RUB	Put	Credit Suisse First Boston Corp.	01/26/18	58.50	—		700	(12,692)
Currency Option USD vs ZAR	Put	JPMorgan Chase	01/12/18	13.00	—		800	(37,091)

								$(259,594)

Total Options Written								$(1,451,132)

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
12	2 Year U.S. Treasury Notes	Mar. 2018	$2,573,438	$2,569,313	$(4,125)
465	5 Year U.S. Treasury Notes	Mar. 2018	54,122,751	54,016,289	(106,462)
26	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	4,301,803	4,359,063	57,260
590	Canadian Banker’s Acceptance	Dec. 2018	114,765,613	114,767,204	1,591

					(51,736)

Short Positions:
465	90 Day Euro Dollar	Dec. 2018	113,741,807	113,756,438	(14,631)
115	90 Day Euro Dollar	Mar. 2019	28,131,788	28,116,063	15,725
190	10 Year Euro-Bund	Mar. 2018	37,241,535	36,858,322	383,213
113	10 Year U.K. Gilt	Mar. 2018	18,847,431	19,095,239	(247,808)
2,107	10 Year U.S. Treasury Notes	Mar. 2018	261,268,000	261,366,766	(98,766)
170	20 Year U.S. Treasury Bonds	Mar. 2018	26,057,422	26,010,000	47,422
3	30 Year Euro Buxl	Mar. 2018	600,476	589,821	10,655

					95,810

					$44,074

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017 (continued):

Cash and foreign currency of $4,998,113 has been segregated with Bank of America to cover requirements for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 01/04/18	Bank of America	BRL	2,016	$619,500	$607,265	$(12,235)
Expiring 01/04/18	Barclays Capital Group	BRL	3,319	1,005,600	999,675	(5,925)
Expiring 01/04/18	BNP Paribas	BRL	6,764	2,065,000	2,037,716	(27,284)
Expiring 01/04/18	BNP Paribas	BRL	1,907	582,000	574,310	(7,690)
Expiring 01/04/18	BNP Paribas	BRL	1,873	578,000	564,199	(13,801)
Expiring 01/04/18	Goldman Sachs & Co.	BRL	2,802	859,000	844,105	(14,895)
Expiring 02/02/18	BNP Paribas	BRL	8,876	2,684,500	2,664,635	(19,865)
Expiring 02/02/18	BNP Paribas	BRL	4,355	1,317,240	1,307,492	(9,748)
Canadian Dollar,
Expiring 02/22/18	Barclays Capital Group	CAD	624	486,000	496,981	10,981
Expiring 03/21/18	BNP Paribas	CAD	398	310,000	317,292	7,292
Chilean Peso,
Expiring 01/16/18	Credit Suisse First Boston Corp.	CLP	389,743	595,000	633,316	38,316
Colombian Peso,
Expiring 01/05/18	Barclays Capital Group	COP	2,916,146	972,000	976,420	4,420
Euro,
Expiring 02/02/18	Deutsche Bank AG	EUR	613	718,617	736,800	18,183
Expiring 02/02/18	Nomura Securities Co.	EUR	98	114,460	117,342	2,882
Expiring 02/12/18	Barclays Capital Group	EUR	163	190,780	196,362	5,582
Expiring 03/21/18	Hong Kong & Shanghai Bank	EUR	530	629,857	639,106	9,249
Indian Rupee,
Expiring 01/29/18	Barclays Capital Group	INR	55,374	855,000	864,334	9,334
Indonesian Rupiah,
Expiring 01/26/18	Deutsche Bank AG	IDR	4,379,920	321,793	321,906	113
Expiring 01/26/18	JPMorgan Chase	IDR	3,557,559	262,144	261,465	(679)
Expiring 01/29/18	Deutsche Bank AG	IDR	49,731,472	3,664,000	3,654,017	(9,983)
Expiring 01/29/18	JPMorgan Chase	IDR	10,620,480	780,000	780,339	339
Mexican Peso,
Expiring 01/05/18	Hong Kong & Shanghai Bank	MXN	18,621	972,000	945,649	(26,351)
Expiring 01/17/18	BNP Paribas	MXN	2,043	103,875	103,498	(377)
Expiring 01/17/18	UBS AG	MXN	10,210	519,375	517,248	(2,127)
Expiring 01/22/18	Citigroup Global Markets	MXN	29,582	1,574,208	1,497,128	(77,080)
Expiring 03/21/18	Deutsche Bank AG	MXN	7,104	365,000	355,993	(9,007)
Expiring 03/21/18	JPMorgan Chase	MXN	33,765	1,741,000	1,692,103	(48,897)
Norwegian Krone,
Expiring 02/22/18	Bank of New York Mellon	NOK	8,121	972,000	990,600	18,600
Expiring 03/21/18	JPMorgan Chase	NOK	3,517	420,000	429,276	9,276
Russian Ruble,
Expiring 01/12/18	Bank of America	RUB	120,315	2,033,000	2,084,603	51,603
Expiring 01/12/18	Bank of America	RUB	34,798	588,000	602,925	14,925
Expiring 01/29/18	Credit Suisse First Boston Corp.	RUB	41,160	700,000	711,746	11,746
Expiring 01/30/18	Bank of America	RUB	68,328	1,137,000	1,181,344	44,344
South African Rand,
Expiring 01/12/18	Barclays Capital Group	ZAR	3,077	240,000	248,110	8,110
Expiring 01/17/18	Goldman Sachs & Co.	ZAR	3,067	240,866	247,115	6,249
Turkish Lira,
Expiring 06/25/18	BNP Paribas	TRY	29,220	7,548,912	7,306,261	(242,651)
Expiring 06/25/18	BNP Paribas	TRY	12,290	3,188,328	3,073,047	(115,281)
Expiring 06/25/18	BNP Paribas	TRY	1,587	425,310	396,820	(28,490)
Expiring 08/20/18	BNP Paribas	TRY	24,005	6,174,681	5,898,600	(276,081)
Expiring 08/20/18	BNP Paribas	TRY	291	76,919	71,506	(5,413)

				$48,630,965	$47,948,649	(682,316)

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/12/18	BNP Paribas	AUD	1,487	$1,139,165	$1,160,242	$(21,077)
Brazilian Real,
Expiring 01/04/18	Barclays Capital Group	BRL	2,357	720,500	709,960	10,540
Expiring 01/04/18	BNP Paribas	BRL	8,845	2,684,500	2,664,639	19,861
Expiring 01/04/18	BNP Paribas	BRL	4,340	1,317,240	1,307,494	9,746
Expiring 01/04/18	BNP Paribas	BRL	1,722	519,400	518,843	557
Expiring 01/04/18	BNP Paribas	BRL	1,560	467,460	469,944	(2,484)
Expiring 03/21/18	BNP Paribas	BRL	1,027	310,000	306,748	3,252
Canadian Dollar,
Expiring 02/22/18	Bank of New York Mellon	CAD	624	486,000	496,605	(10,605)
Expiring 03/21/18	Citigroup Global Markets	CAD	394	310,000	313,808	(3,808)
Colombian Peso,
Expiring 01/05/18	BNP Paribas	COP	271,665	90,000	90,962	(962)
Expiring 01/05/18	Royal Bank of Scotland Group PLC	COP	1,470,636	486,000	492,417	(6,417)
Expiring 01/05/18	Royal Bank of Scotland Group PLC	COP	1,195,326	396,000	400,234	(4,234)
Euro,
Expiring 01/12/18	Royal Bank of Scotland Group PLC	EUR	1,155	1,364,459	1,387,049	(22,590)
Expiring 01/26/18	Bank of New York Mellon	EUR	429	505,840	515,467	(9,627)
Expiring 02/02/18	Bank of New York Mellon	EUR	1,654	1,928,933	1,988,858	(59,925)
Expiring 02/09/18	Barclays Capital Group	EUR	1,025	1,208,999	1,233,311	(24,312)
Expiring 02/21/18	Citigroup Global Markets	EUR	66	70,927	79,139	(8,212)
Expiring 02/21/18	Deutsche Bank AG	EUR	112	120,807	135,255	(14,448)
Expiring 02/21/18	Morgan Stanley	EUR	109	117,134	131,149	(14,015)
Expiring 03/21/18	Bank of America	EUR	2,581	3,065,764	3,112,325	(46,561)
Expiring 03/21/18	Deutsche Bank AG	EUR	530	630,798	639,106	(8,308)
Indian Rupee,
Expiring 01/29/18	JPMorgan Chase	INR	56,065	855,000	875,118	(20,118)
Indonesian Rupiah,
Expiring 01/26/18	Barclays Capital Group	IDR	14,518,061	1,064,296	1,067,015	(2,719)
Expiring 01/26/18	BNP Paribas	IDR	5,309,323	389,504	390,213	(709)
Expiring 01/26/18	Citigroup Global Markets	IDR	24,993,611	1,831,436	1,836,923	(5,487)
Expiring 01/26/18	Deutsche Bank AG	IDR	29,784,083	2,178,314	2,189,003	(10,689)
Expiring 01/26/18	Deutsche Bank AG	IDR	25,018,630	1,831,927	1,838,762	(6,835)
Expiring 01/26/18	Deutsche Bank AG	IDR	19,061,813	1,395,754	1,400,962	(5,208)
Expiring 01/26/18	Deutsche Bank AG	IDR	5,308,527	389,702	390,154	(452)
Expiring 01/26/18	JPMorgan Chase	IDR	21,026,157	1,545,132	1,545,333	(201)
Expiring 01/26/18	JPMorgan Chase	IDR	14,518,061	1,064,218	1,067,016	(2,798)
Expiring 01/26/18	Royal Bank of Scotland Group PLC	IDR	5,309,323	389,418	390,213	(795)
Expiring 02/08/18	Bank of New York Mellon	IDR	4,253,367	311,010	312,268	(1,258)
Expiring 02/08/18	Goldman Sachs & Co.	IDR	4,259,754	311,454	312,736	(1,282)
Expiring 02/08/18	JPMorgan Chase	IDR	4,259,754	311,386	312,737	(1,351)
Japanese Yen,
Expiring 01/12/18	BNP Paribas	JPY	127,196	1,132,000	1,129,672	2,328
Expiring 01/16/18	Bank of New York Mellon	JPY	12,736,563	113,360,000	113,140,777	219,223
Mexican Peso,
Expiring 01/04/18	BNP Paribas	MXN	2,696	144,067	136,945	7,122
Expiring 01/05/18	Barclays Capital Group	MXN	9,367	486,000	475,721	10,279
Expiring 01/05/18	Barclays Capital Group	MXN	9,366	486,000	475,677	10,323
Expiring 01/12/18	Bank of New York Mellon	MXN	11,378	596,939	577,021	19,918
Expiring 01/12/18	Bank of New York Mellon	MXN	1,537	80,621	77,931	2,690
Expiring 01/17/18	Barclays Capital Group	MXN	12,224	623,250	619,274	3,976
Expiring 01/22/18	Barclays Capital Group	MXN	44,447	2,319,977	2,249,436	70,541
Expiring 01/22/18	Barclays Capital Group	MXN	22,215	1,159,540	1,124,283	35,257
Expiring 01/26/18	Bank of New York Mellon	MXN	16,477	831,000	833,222	(2,222)

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Mexican Peso (continued),
Expiring 02/28/18	Hong Kong & Shanghai Bank	MXN	116,940	$6,167,461	$5,881,293	$286,168
Expiring 03/21/18	Barclays Capital Group	MXN	236,497	12,146,000	11,851,844	294,156
Expiring 03/21/18	Citigroup Global Markets	MXN	4,056	210,000	203,271	6,729
Expiring 03/21/18	Deutsche Bank AG	MXN	2,991	155,000	149,886	5,114
New Zealand Dollar,
Expiring 03/21/18	Citigroup Global Markets	NZD	520	360,784	368,150	(7,366)
Russian Ruble,
Expiring 01/12/18	Bank of America	RUB	28,999	490,000	502,438	(12,438)
Expiring 01/12/18	Credit Suisse First Boston Corp.	RUB	340,538	5,695,803	5,900,233	(204,430)
South African Rand,
Expiring 01/12/18	Goldman Sachs & Co.	ZAR	10,907	800,000	879,515	(79,515)
Expiring 01/17/18	BNP Paribas	ZAR	35,996	2,478,414	2,900,153	(421,739)
Expiring 03/22/18	BNP Paribas	ZAR	5,232	420,000	417,690	2,310
Swiss Franc,
Expiring 02/02/18	Bank of New York Mellon	CHF	187	188,335	192,848	(4,513)
Expiring 03/21/18	Deutsche Bank AG	CHF	302	310,000	311,749	(1,749)
Turkish Lira,
Expiring 01/10/18	Goldman Sachs & Co.	TRY	1,424	369,500	374,180	(4,680)
Expiring 06/25/18	BNP Paribas	TRY	29,220	7,522,191	7,306,261	215,930
Expiring 06/25/18	Citigroup Global Markets	TRY	13,877	3,489,106	3,469,866	19,240
Expiring 08/20/18	BNP Paribas	TRY	10,250	2,523,166	2,518,758	4,408
Expiring 08/20/18	Citigroup Global Markets	TRY	7,895	1,959,502	1,940,093	19,409
Expiring 08/20/18	Citigroup Global Markets	TRY	6,150	1,525,541	1,511,255	14,286

				$199,838,674	$199,601,450	237,224

						$(445,092)

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Cross currency exchange contract outstanding at December 31, 2017:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contract:
01/29/18	Buy	CAD	623	MXN	9,476	$17,182	Morgan Stanley
03/21/18	Buy	EUR	520	CAD	783	3,548	Deutsche Bank AG
03/21/18	Buy	GBP	260	SEK	2,920	(5,753)	JPMorgan Chase
03/21/18	Buy	GBP	260	SEK	2,923	(6,126)	JPMorgan Chase
03/22/18	Buy	JPY	45,543	AUD	520	288	Bank of New York Mellon
03/22/18	Buy	JPY	16,994	SEK	1,240	(461)	Deutsche Bank AG
03/22/18	Buy	JPY	26,046	SEK	1,900	(637)	Deutsche Bank AG
03/21/18	Buy	NOK	3,411	CAD	520	2,226	Bank of New York Mellon
03/21/18	Buy	NOK	1,310	SEK	1,306	(104)	Deutsche Bank AG
03/21/18	Buy	NOK	3,930	SEK	3,939	(2,802)	Deutsche Bank AG
01/12/18	Buy	RUB	60,495	EUR	864	10,559	Bank of America
03/21/18	Buy	SEK	5,859	GBP	520	13,825	Morgan Stanley

						$31,745

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts and OTC Cross Currency Exchange Contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Cross Currency Exchange	$47,628	$(15,883)	$31,745
Forward Foreign Currency	$1,564,907	$(2,009,999)	$(445,092)

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
K. Hovnanian Entrprises, Inc.	12/20/22	5.000%(Q)	500	0.270%	$195,123	$162,639	$ 32,484	Barclays Capital Group
K. Hovnanian Entrprises, Inc.	12/20/22	5.000%(Q)	115	0.270%	44,878	33,957	10,921	Barclays Capital Group
Kingdom of Bahrain	12/20/22	1.000%(Q)	135	2.767%	10,552	11,820	(1,268)	JPMorgan Chase
Loews Corp.	12/20/22	1.000%(Q)	1,070	0.138%	(44,211)	(36,853)	(7,358)	Barclays Capital Group
Republic of Argentina	12/20/22	5.000%(Q)	2,247	2.377%	(270,193)	(197,278)	(72,915)	Goldman Sachs & Co.
Republic of Argentina	12/20/22	5.000%(Q)	1,252	2.377%	(150,566)	(111,771)	(38,795)	Goldman Sachs & Co.
Republic of Brazil	12/20/22	1.000%(Q)	917	1.605%	25,268	34,088	(8,820)	Barclays Capital Group
Republic of Philippines	12/20/22	1.000%(Q)	4,240	0.595%	(81,953)	(68,087)	(13,866)	JPMorgan Chase
Republic of South Africa	12/20/22	1.000%(Q)	1,724	1.563%	44,238	71,519	(27,281)	Morgan Stanley
Republic of South Africa	12/20/22	1.000%(Q)	678	1.563%	17,394	28,120	(10,726)	Bank of America
United Mexican States	06/20/20	1.000%(Q)	1,765	0.563%	(19,270)	15,519	(34,789)	JPMorgan Chase
United Mexican States	09/20/20	1.000%(Q)	1,765	0.593%	(19,696)	23,388	(43,084)	Bank of America
United Mexican States	12/20/22	1.000%(Q)	858	1.059%	2,093	3,965	(1,872)	Barclays Capital Group
United Mexican States	12/20/22	1.000%(Q)	487	1.059%	1,188	2,251	(1,063)	Morgan Stanley
United Mexican States	12/20/22	1.000%(Q)	487	1.059%	1,188	2,135	(947)	Morgan Stanley

					$(243,967)	$(24,588)	$(219,379)

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
K. Hovnanian Entrprises, Inc.	12/20/18	5.000%(Q)	500	0.740%	$(193,012)	$(45,278)	$ (147,734)	Barclays Capital Group
K. Hovnanian Entrprises, Inc.	12/20/18	5.000%(Q)	205	0.740%	(79,135)	(18,564)	(60,571)	Barclays Capital Group
United Mexican States	06/20/20	1.000%(Q)	1,765	0.563%	19,270	(18,087)	37,357	Bank of America
United Mexican States	09/20/20	1.000%(Q)	1,765	0.593%	19,696	(20,290)	39,986	JPMorgan Chase
Viacom, Inc.	12/20/22	1.000%(Q)	250	1.554%	(6,280)	(8,169)	1,889	Goldman Sachs & Co.

					$(239,461)	$(110,388)	$ (129,073)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.29.V1	12/20/22	1.000%(Q)	8,297	$192,957	$200,542	$7,585

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(1):
CMBX.NA.6.AAA	05/11/63	0.500%(M)	1,511	$(9,927)	$471	$(10,398)	Deutsche Bank AG
CMBX.NA.6.AAA	05/11/63	0.500%(M)	1,314	(8,629)	(989)	(7,640)	Deutsche Bank AG
CMBX.NA.6.AAA	05/11/63	0.500%(M)	938	(6,164)	188	(6,352)	Deutsche Bank AG
CMBX.NA.6.BBB-	05/11/63	3.000%(M)	200	29,161	19,354	9,807	JPMorgan Chase
CMBX.NA.9.AAA	09/17/58	0.500%(M)	930	(1,785)	11,466	(13,251)	Credit Suisse First Boston Corp.
CMBX.NA.9.AAA	09/17/58	0.500%(M)	750	(1,440)	9,380	(10,820)	Deutsche Bank AG
CMBX.NA.9.AAA	09/17/58	0.500%(M)	630	(1,209)	7,767	(8,976)	Morgan Stanley
CMBX.NA.9.AAA	09/17/58	0.500%(M)	530	(1,018)	6,534	(7,552)	Morgan Stanley
CMBX.NA.9.AAA	09/17/58	0.500%(M)	340	(653)	4,602	(5,255)	Morgan Stanley

				$(1,664)	$58,773	$(60,437)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CBMX.NA.9.BBB-	09/17/58	3.000%(M)	63	$(6,320)	$(7,761)	$1,441	Morgan Stanley
CMBX.NA.10.A	11/17/59	2.000%(M)	760	(23,168)	(34,891)	11,723	Deutsche Bank AG
CMBX.NA.10.A	11/17/59	2.000%(M)	380	(11,584)	(17,736)	6,152	Deutsche Bank AG
CMBX.NA.10.BBB-	11/17/59	3.000%(M)	25	(2,510)	(2,259)	(251)	JPMorgan Chase
CMBX.NA.6.BBB-	05/11/63	3.000%(M)	200	(29,161)	(16,565)	(12,596)	Credit Suisse First Boston Corp.
CMBX.NA.7.AAA	01/17/47	0.500%(M)	5,000	27,175	(167,075)	194,250	Morgan Stanley
CMBX.NA.8.A	10/17/57	2.000%(M)	390	(16,699)	(22,382)	5,683	Goldman Sachs & Co.
CMBX.NA.8.A	10/17/57	2.000%(M)	160	(6,851)	(16,825)	9,974	Goldman Sachs & Co.
CMBX.NA.9.A	09/17/58	2.000%(M)	1,060	(37,713)	(55,293)	17,580	JPMorgan Chase
CMBX.NA.9.A	09/17/58	2.000%(M)	380	(13,537)	(20,950)	7,413	Morgan Stanley
CMBX.NA.9.A	09/17/58	2.000%(M)	370	(13,164)	(12,806)	(358)	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2) (continued):
CMBX.NA.9.A	09/17/58	2.000%(M)	280	$(9,962)	$(7,932)	$(2,030)	JPMorgan Chase
CMBX.NA.9.A	09/17/58	2.000%(M)	161	(5,735)	(8,378)	2,643	Deutsche Bank AG
CMBX.NA.9.A	09/17/58	2.000%(M)	150	(5,337)	(4,874)	(463)	JPMorgan Chase
CMBX.NA.9.A	09/17/58	2.000%(M)	120	(4,275)	(6,276)	2,001	Credit Suisse First Boston Corp.
CMBX.NA.9.AAA	09/17/58	2.000%(M)	380	(13,520)	(12,211)	(1,309)	Credit Suisse First Boston Corp.
CMBX.NA.9.BBB-	09/17/58	3.000%(M)	401	(44,280)	(42,717)	(1,563)	Credit Suisse First Boston Corp.

				$(216,641)	$(456,931)	$240,290

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
GBP	5,272	10/15/26	3.460	%(T)	U.K. Retail Price Index(2)(T)	$—	$64,855	$64,855

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
MXN	124,650	06/07/18	7.810%(M)	28 Day Mexican Interbank Rate(2)(M)	$(36)	$575	$611
MXN	124,650	06/12/18	7.850%(M)	28 Day Mexican Interbank Rate(2)(M)	(41)	1,219	1,260
MXN	172,790	01/28/19	7.361%(M)	28 Day Mexican Interbank Rate(1)(M)	—	65,971	65,971
MXN	154,757	02/20/20	7.320%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(106,735)	(106,735)
MXN	149,190	04/29/20	7.160%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(133,588)	(133,588)
MXN	52,879	03/07/22	7.445%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(38,920)	(38,920)
MXN	26,439	03/07/22	7.480%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(18,351)	(18,351)
MXN	26,438	03/07/22	7.470%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(18,408)	(18,408)
MXN	21,500	10/07/22	7.130%(M)	28 Day Mexican Interbank Rate(1)(M)	—	31,604	31,604
MXN	8,693	10/10/22	7.140%(M)	28 Day Mexican Interbank Rate(1)(M)	(3)	12,645	12,648
MXN	28,435	10/14/22	7.105%(M)	28 Day Mexican Interbank Rate(1)(M)	(35)	43,569	43,604
MXN	21,573	10/14/22	7.110%(M)	28 Day Mexican Interbank Rate(1)(M)	(26)	32,831	32,857
MXN	18,660	07/17/25	6.320%(M)	28 Day Mexican Interbank Rate(2)(M)	111	(89,233)	(89,344)
	574,130	11/19/19	2.050%(S)	3 Month LIBOR(2)(Q)	—	(1,050,020)	(1,050,020)
	298,140	11/19/19	2.045%(S)	3 Month LIBOR(2)(Q)	—	(559,740)	(559,740)
	291,610	12/06/19	2.160%(S)	3 Month LIBOR(2)(Q)	—	(252,223)	(252,223)
	60,510	11/01/21	2.241%(S)	3 Month LIBOR(2)(Q)	—	(142,386)	(142,386)
	599,060	11/19/21	2.273%(S)	3 Month LIBOR(1)(Q)	—	554,202	554,202
	310,140	11/19/21	2.282%(S)	3 Month LIBOR(1)(Q)	—	261,640	261,640
	305,270	12/07/21	2.335%(S)	3 Month LIBOR(1)(Q)	—	107,673	107,673
	120,740	12/08/21	2.310%(S)	3 Month LIBOR(2)(Q)	—	(132,797)	(132,797)
	60,150	12/19/21	2.387%(S)	3 Month LIBOR(2)(Q)	—	20,097	20,097

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
620	08/25/25	2.130%(S)	3 Month LIBOR(2)(Q)	$—	$(5,630)	$(5,630)
437	09/11/25	2.272%(S)	3 Month LIBOR(1)(Q)	—	(341)	(341)

				$(30)	$(1,416,346)	$(1,416,316)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
BRL	20,739	01/02/18	9.980%(T)	1 Day BROIS(1)(T)	$(31,695)	$—	$(31,695)	JPMorgan Chase
BRL	20,738	01/02/18	9.985%(T)	1 Day BROIS(1)(T)	(31,922)	—	(31,922)	Citigroup Global Markets
BRL	6,597	01/02/18	8.980%(T)	1 Day BROIS(1)(T)	(2,374)	—	(2,374)	Citigroup Global Markets
BRL	28,701	01/02/19	7.020%(T)	1 Day BROIS(1)(T)	(13,633)	—	(13,633)	Bank of America
BRL	18,200	01/02/19	7.750%(T)	1 Day BROIS(1)(T)	(47,548)	—	(47,548)	Bank of America
BRL	18,153	01/02/19	8.000%(T)	1 Day BROIS(1)(T)	(63,623)	—	(63,623)	Citigroup Global Markets
BRL	18,009	01/02/19	9.250%(T)	1 Day BROIS(2)(T)	140,963	—	140,963	Citigroup Global Markets
BRL	17,096	01/02/19	9.275%(T)	1 Day BROIS(2)(T)	135,631	—	135,631	JPMorgan Chase
BRL	19,246	01/02/20	8.210%(T)	1 Day BROIS(2)(T)	23,695	—	23,695	Bank of America
BRL	8,080	01/04/21	9.130%(T)	1 Day BROIS(2)(T)	24,160	—	24,160	Bank of America
BRL	8,088	01/02/23	9.840%(T)	1 Day BROIS(2)(T)	22,765	—	22,765	Citigroup Global Markets
BRL	4,256	01/02/23	9.850%(T)	1 Day BROIS(2)(T)	12,547	—	12,547	Citigroup Global Markets
BRL	4,253	01/02/23	9.610%(T)	1 Day BROIS(2)(T)	(4,070)	—	(4,070)	Bank of America
MXN	12,048	03/21/18	4.550%(M)	28 Day Mexican Interbank Rate(1)(M)	4,755	612	4,143	Barclays Capital Group
MXN	26,785	05/09/18	4.790%(M)	28 Day Mexican Interbank Rate(2)(M)	(15,619)	(72)	(15,547)	Citigroup Global Markets
MXN	65,954	11/21/18	7.060%(M)	28 Day Mexican Interbank Rate(2)(M)	(28,907)	—	(28,907)	JPMorgan Chase
MXN	54,962	11/21/18	7.070%(M)	28 Day Mexican Interbank Rate(2)(M)	(23,835)	—	(23,835)	Citigroup Global Markets
MXN	93,800	11/28/18	6.980%(M)	28 Day Mexican Interbank Rate(2)(M)	(46,320)	—	(46,320)	Citigroup Global Markets
MXN	53,211	11/28/18	6.980%(M)	28 Day Mexican Interbank Rate(2)(M)	(26,276)	—	(26,276)	JPMorgan Chase
MXN	4,154	12/05/18	4.770%(M)	28 Day Mexican Interbank Rate(1)(M)	6,579	32	6,547	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
MXN	4,154	12/06/18	4.760%(M)	28 Day Mexican Interbank Rate(1)(M)	$6,670	$32	$6,638	Citigroup Global Markets
MXN	4,154	12/06/18	4.700%(M)	28 Day Mexican Interbank Rate(1)(M)	6,795	32	6,763	Bank of America
MXN	9,298	07/17/25	6.325%(M)	28 Day Mexican Interbank Rate(2)(M)	(44,126)	(48)	(44,078)	Citigroup Global Markets
MXN	27,703	08/06/25	6.321%(M)	28 Day Mexican Interbank Rate(2)(M)	(132,768)	(140)	(132,628)	Goldman Sachs & Co.
MXN	27,569	08/11/25	6.310%(M)	28 Day Mexican Interbank Rate(1)(M)	133,173	—	133,173	Bank of America
MXN	27,569	08/11/25	6.310%(M)	28 Day Mexican Interbank Rate(1)(M)	133,173	—	133,173	Bank of America
MXN	1,127	12/05/25	6.270%(M)	28 Day Mexican Interbank Rate(2)(M)	(5,766)	(34)	(5,732)	Bank of America

					$132,424	$414	$132,010

Cash of $4,798,430 and $104,000 has been segregated with JPMorgan Chase and Morgan Stanley, respectively, to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2017:

Counterparty	Termination Date	Notional Amount (000)	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
BNP Paribas	03/20/18	11,301	Pay quarterly payments on 3 Month LIBOR and receive variable payments upon termination based on iBoxx USD Liquid High Yield Index	$412,319	$(23,709)	$436,028
Citigroup Global Markets	04/03/19	(41)	Pay quarterly variable payments on Weatherford International PLC and receive quarterly fix payments on 3 Month LIBOR minus 125bps	(1,284)	—	(1,284)
Goldman Sachs & Co.	03/20/18	11,350	Pay quarterly variable payments on 3 Month LIBOR and receive variable payments upon termination based on iBoxx USD Liquid High Yield Index	336,361	(21,305)	357,666

				$747,396	$ (45,014)	$792,410

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$449,871	$(1,027,605)	$1,835,196	$(1,079,375)

Reverse Repurchase Agreements outstanding at December 31, 2017:

Broker	Interest Rate	Trade Date	Value at December 31, 2017	Maturity Date	Cost
Bank of America	0.450%	12/29/2017	$37,058,958	01/02/2018	$37,058,958
Bank of America	1.750%	12/29/2017	52,097,344	01/02/2018	52,097,344
Bank of America	1.850%	12/29/2017	25,918,200	01/02/2018	25,918,200
Bank of America	1.850%	12/29/2017	17,300,523	01/02/2018	17,300,523
Bank of America	1.850%	12/29/2017	61,448,613	01/02/2018	61,448,613
Bank of America	1.850%	12/29/2017	11,328,750	01/02/2018	11,328,750
Barclays Capital Group	0.750%	12/29/2017	15,021,850	01/02/2018	15,021,850
Barclays Capital Group	1.000%	12/29/2017	13,896,173	01/02/2018	13,896,173
BNP Paribas	1.150%	12/29/2017	68,632,103	01/02/2018	68,632,103
BNP Paribas	1.920%	12/29/2017	29,005,365	01/02/2018	29,005,365
Credit Suisse First Boston Corp.	1.850%	12/29/2017	8,593,225	01/02/2018	8,593,225
Credit Suisse First Boston Corp.	1.850%	12/29/2017	20,641,023	01/02/2018	20,641,023
Credit Suisse First Boston Corp.	1.850%	12/29/2017	48,940,175	01/02/2018	48,940,175
Deutsche Bank AG	0.750%	12/29/2017	43,959,531	01/02/2018	43,959,531
Deutsche Bank AG	1.500%	12/29/2017	29,279,000	01/02/2018	29,279,000
JP Morgan Chase	1.850%	12/29/2017	29,588,130	01/02/2018	29,588,130

			$512,708,963		$512,708,963

The aggregate value of Reverse Repurchase Agreements is $512,708,963. U.S. Treasury Securities, with a market value of $511,910,225 have been segregated to cover the requirement for the reverse repurchase agreements outstanding as of December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$49,324,168	$—
Collateralized Loan Obligations	—	166,283,091	1,999,999
Consumer Loans	—	28,181,880	—
Credit Cards	—	8,016,778	—
Home Equity Loans	—	20,972,176	—
Manufactured Housing	—	3,679,104	—
Other	—	13,884,320	1,428,374
Residential Mortgage-Backed Securities	—	79,855,527	7,298,459
Student Loans	—	11,665,568	—
Bank Loans	—	1,393,722	16,284,222
Commercial Mortgage-Backed Securities	—	153,272,761	—
Convertible Bonds	—	1,545,596	—
Corporate Bonds	—	1,158,104,325	146,399
Municipal Bonds	—	135,025,281	—
Residential Mortgage-Backed Securities	—	176,790,598	2,203,834
Sovereign Bonds	—	195,028,429	—
U.S. Government Agency Obligations	—	1,107,058,359	—

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
U.S. Treasury Obligations	$—	$1,179,222,097	$—
Common Stocks	3,499,691	—	—
Preferred Stock	3,489,960	—	—
Affiliated Mutual Funds	59,213,503	—	—
Borrowed Bond Agreements	—	12,065,741	—
Foreign Treasury Obligations	—	113,882,695	—
Options Purchased	905,950	590,835	—
Borrowed Bonds—Short	—	(11,998,013)	—
Options Written	(1,191,538)	(259,594)	—
Other Financial Instruments*
Forward Commitment Contracts	—	(223,839,287)	—
Futures Contracts	44,074	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(445,092)	—
OTC Cross Currency Exchange Contracts	—	31,745	—
Centrally Cleared Credit Default Swap Agreements	—	7,585	—
OTC Credit Default Swap Agreements	—	(701,733)	—
Centrally Cleared Inflation Swap Agreements	—	64,855	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,416,316)	—
OTC Interest Rate Swap Agreements	—	132,424	—
OTC Total Return Swap Agreements	—	747,396	—

Total	$65,961,640	$4,378,167,021	$29,361,287

*	Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

U.S. Treasury Obligations	31.1%
U.S. Government Agency Obligations	29.2
Banks	7.4
Residential Mortgage-Backed Securities	7.0
Sovereign Bonds	5.1
Collateralized Loan Obligations	4.4
Commercial Mortgage-Backed Securities	4.0
Municipal Bonds	3.6
Oil & Gas	3.2
Foreign Treasury Obligations	3.0
Telecommunications	2.1
Diversified Financial Services	1.5
Affiliated Mutual Funds (1.0% represents investments purchased with collateral from securities on loan)	1.6
Media	1.4
Auto Manufacturers	1.4
Automobiles	1.3
Electric	1.3
Pipelines	1.1
Healthcare-Services	0.8
Semiconductors	0.8
Consumer Loans	0.8
Mining	0.7
Chemicals	0.7
Computers	0.7
Pharmaceuticals	0.6
Retail	0.6
Home Equity Loans	0.6

Real Estate Investment Trusts (REITs)	0.5%
Software	0.5
Healthcare-Products	0.5
Internet	0.5
Commercial Services	0.5
Other	0.4
Building Materials	0.4
Insurance	0.4
Aerospace & Defense	0.4
Biotechnology	0.3
Borrowed Bonds Agreements	0.3
Student Loans	0.3
Beverages	0.3
Capital Markets	0.3
Forest Products & Paper	0.2
Airlines	0.2
Credit Cards	0.2
Transportation	0.2
Agriculture	0.2
Foods	0.2
Hotels, Restaurants & Leisure	0.2
Holding Companies-Diversified	0.2
Oil & Gas Services	0.1
Trucking & Leasing	0.1
Electrical Components & Equipment	0.1
Manufactured Housing	0.1
Miscellaneous Manufacturing	0.1
Housewares	0.1
Gas	0.1
Real Estate	0.1
Machinery-Diversified	0.1
Environmental Control	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification (con’t):
Toys/Games/Hobbies	0.1%
Machinery-Construction & Mining	0.0	*
Engineering & Construction	0.0	*
Office/Business Equipment	0.0	*
Lodging	0.0	*
Savings & Loans	0.0	*
Electronics	0.0	*
Entertainment	0.0	*
Auto Parts & Equipment	0.0	*
Packaging & Containers	0.0	*
Home Builders	0.0	*
Semiconductors & Semiconductor Equipment	0.0	*
Iron/Steel	0.0	*
Options Purchased	0.0	*
Energy Equipment & Services	0.0	*

Advertising	0.0 *%

124.3
Borrowed Bond – Short	(0.3)
Options Written	(0.0)*
Liabilities in excess of other assets	(24.0)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$7,585	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	449,163		Premiums received for OTC swap agreements	982,297
Credit contracts	Unrealized appreciation on OTC swap agreements	391,304		Unrealized depreciation on OTC swap agreements	559,903
Equity contracts	—	—		Unrealized depreciation on OTC swap agreements	1,284
Foreign exchange contracts	Unaffiliated investments	590,835		Options written outstanding, at value	259,594
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	47,628		Unrealized depreciation on OTC cross currency exchange contracts	15,883
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,564,907		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,009,999
Interest rate contracts	Due from/to broker — variation margin futures	515,866	*	Due from/to broker — variation margin futures	471,792	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,197,022	*	Due from/to broker — variation margin swaps	2,548,483	*
Interest rate contracts	Premiums paid for OTC swap agreements	708		Premiums received for OTC swap agreements	45,308
Interest rate contracts	Unaffiliated investments	905,950		Options written outstanding, at value	1,191,538
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,443,892		Unrealized depreciation on OTC swap agreements	518,188

Total		$7,114,860			$8,604,269

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(711,160)
Foreign exchange contracts	(3,506,519)	1,184,285	—	(1,787,457)	—
Interest rate contracts	(3,374,540)	1,068,128	4,613,919	—	(225,508)

Total	$(6,881,059)	$2,252,413	$4,613,919	$(1,787,457)	$(936,668)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(647,480)
Equity contracts	—	—	—	—	(1,284)
Foreign exchange contracts	(1,157,539)	701,452	—	(1,345,384)	—
Interest rate contracts	(1,419,761)	799,242	457,003	—	13,993

Total	$(2,577,300)	$1,500,694	$457,003	$(1,345,384)	$(634,771)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)
$2,121,171	$68,427,675	$122,981,989	$233,506,615	$67,056,790	$132,581,252

Cross Currency Exchange Contracts(2)	Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)	Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$4,473,254	$65,455,524	$31,227,027	$33,613,091	$737,697,100	$9,091,307

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	N/A	$35,564,232	$(35,564,232)	$—
Borrowed Bonds	Barclays Capital Group	10,896,164	(10,843,387)	52,777
Borrowed Bonds	Citigroup Global Markets	1,169,577	(1,154,626)	14,951
Reverse Repurchase Agreements	Bank of America	(205,152,388)	204,652,308	(500,080)
Reverse Repurchase Agreements	Barclays Capital Group	(28,918,023)	28,888,218	(29,805)
Reverse Repurchase Agreements	BNP Paribas	(97,637,468)	97,553,876	(83,592)
Reverse Repurchase Agreements	Credit Suisse First Boston Corp.	(78,174,423)	78,087,404	(87,019)
Reverse Repurchase Agreements	Deutsche Bank AG	(73,238,531)	73,198,662	(39,869)
Reverse Repurchase Agreements	JPMorgan Chase	(29,588,130)	29,529,757	(58,373)

		$(465,078,990)

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$667,290	$(241,036)	$426,254	$(426,254)	$—
Bank of New York Mellon	262,945	(88,150)	174,795	—	174,795
Barclays Capital Group	756,308	(360,006)	396,302	(13,163)	383,139
BNP Paribas	732,236	(1,223,543)	(491,307)	—	(491,307)
Citigroup Global Markets	260,329	(339,051)	(78,722)	61,944	(16,778)
Credit Suisse First Boston Corp.	63,529	(323,610)	(260,081)	248,101	(11,980)
Deutsche Bank AG	204,416	(220,629)	(16,213)	16,213	—
Goldman Sachs & Co.	479,821	(795,953)	(316,132)	316,132	—
Hong Kong & Shanghai Bank	295,417	(26,351)	269,066	—	269,066
JPMorgan Chase	409,073	(461,113)	(52,040)	8,832	(43,208)
Morgan Stanley	350,126	(276,851)	73,275	(70,000)	3,275
Nomura Securities Co.	2,882	—	2,882	—	2,882
Royal Bank of Scotland Group PLC	4,065	(34,036)	(29,971)	20,000	(9,971)
UBS AG	—	(2,127)	(2,127)	—	(2,127)

	$4,488,437	$(4,392,456)	$95,981	$161,805	$257,786

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $35,564,232:
Unaffiliated investments (cost $4,647,145,861)	$4,653,099,939
Affiliated investments (cost $59,216,964)	59,213,503
Cash	67,046
Foreign currency, at value (cost $6,898,674)	6,885,570
Receivable for investments sold	654,299,909
Dividends and interest receivable	24,201,095
Receivable for fund share sold	5,623,203
Deposit with broker for futures	4,998,113
Deposit with broker for centrally cleared swaps	4,902,430
Unrealized appreciation on OTC swap agreements	1,835,196
Unrealized appreciation on OTC forward foreign currency contracts	1,564,907
Premiums paid for OTC swap agreements	449,871
Unrealized appreciation on OTC cross currency exchange contracts	47,628
Cash segregated for Counterparty—OTC	20,000
Prepaid expenses	26,662

Total Assets	5,417,235,072

LIABILITIES:
Payable for investments purchased	831,869,210
Reverse repurchase agreements	512,708,963
Forward commitment contracts, at value (proceeds received $224,124,984)	223,839,287
Payable to broker for collateral for securities on loan	36,437,640
Borrowed Bonds—Short (proceeds received $11,273,292)	11,998,013
Payable for fund share repurchased	2,636,622
Unrealized depreciation on OTC forward foreign currency contracts	2,009,999
Options written outstanding, at value (premiums received $3,157,505)	1,451,132
Unrealized depreciation on OTC swap agreements	1,079,375
Premiums received for OTC swap agreements	1,027,605
Management fees payable	723,201
Cash segregated from counterparty—OTC	683,200
Due to broker-variation margin futures	441,751
Interest payable on reverse repurchase agreements	425,280
Accrued expenses and other liabilities	255,825
Distribution fee payable	155,101
Interest payable on borrowed bonds—short	154,362
Due to broker-variation margin swaps	35,064
Unrealized depreciation on OTC cross currency exchange contracts	15,883
Affiliated transfer agent fee payable	365
Deferred trustees’ fees	56

Total Liabilities	1,627,947,934

NET ASSETS	$3,789,287,138

Net assets were comprised of:
Paid-in capital	$2,733,032,368
Retained earnings	1,056,254,770

Net assets, December 31, 2017	$3,789,287,138

Net asset value and redemption price per share, $3,789,287,138 / 277,895,342 outstanding shares of beneficial interest	$13.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income	$123,877,934
Affiliated dividend income	465,177
Unaffiliated dividend income	232,787
Income from securities lending, net (including affiliated income of $114,202)	124,002

124,699,900

EXPENSES
Management fees	17,092,167
Distribution fee	9,385,405
Interest expense on borrowed bonds—short and reverse repurchase agreements	3,993,445
Custodian and accounting fees	772,598
Audit fee	76,391
Trustees’ fees	46,238
Shareholders’ reports	40,763
Legal fees and expenses	22,590
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,262
Miscellaneous	85,888

Total expenses	31,522,747
Less: management fee waivers and/or expense reimbursement	(1,313,957)

Net expenses	30,208,790

NET INVESTMENT INCOME (LOSS)	94,491,110

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(6,317)) (net of foreign capital gains taxes $(6,989))	(7,346,214)
Futures transactions	4,613,919
Options written transactions	2,252,413
Short sales transactions	(6,432,202)
Swap agreements transactions	(936,668)
Forward and cross currency contracts transactions	(1,787,457)
Foreign currency transactions	3,907,837

(5,728,372)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,461))	68,804,047
Futures	457,003
Options written	1,500,694
Short sales	(811,793)
Swap agreements	(634,771)
Forward and cross currency contracts	(1,345,384)
Foreign currencies	38,967

68,008,763

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	62,280,391

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$156,771,501

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

STATEMENT OF CASH FLOWS

Year Ended December 31, 2017

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Interest and dividends received	$123,295,828
Operating expenses paid	(26,048,122)
Interest paid on borrowed bonds—short and reverse repurchase agreements	(4,638,792)
Purchases of long-term portfolio investments	(10,265,117,269)
Net purchases and sales of short-term portfolio investments	17,734,575
Proceeds from disposition of long-term portfolio investments	10,029,125,578
Net payments for cover of short sales	(10,662,201,534)
Net proceeds received from securities sold short	10,627,384,853
Net proceeds from futures transactions	3,276,644
Net payments for swap agreements transactions	(1,871,223)
Net proceeds from options written transactions	5,044,342
Net payments for foreign currency transactions	1,099,487
Net payments for forward foreign currency transactions	(1,787,457)
Decrease in prepaid expenses	2,912
Increase in reverse repurchase agreements	133,600,015
Increase in payable to broker for collateral for securities on loan	23,738,280
Decrease in cash segregated from counterparty—OTC	(1,318,800)

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,319,317

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from fund share sold	281,981,232
Payment of fund share repurchased	(283,245,996)

NET CASH USED IN FINANCING ACTIVITIES	(1,264,764)

Net change in cash	54,553
Cash at beginning of year	12,493

CASH AT END OF YEAR	67,046

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$156,771,501

Decrease in investments	(330,972,386)
Net realized loss on investments and foreign currency transactions	5,728,372
Increase in net unrealized appreciation on investments and foreign currency transactions	(68,008,763)
Increase in foreign currency	(2,847,317)
Increase in receivable for investments sold	(100,284,871)
Increase in dividends and interest receivable	(1,404,072)
Increase in deposit with broker for futures	(2,296,177)
Increase in deposit with broker for centrally cleared swaps	(1,095,000)
Increase in unrealized appreciation on OTC swap agreements	(983,995)
Increase in unrealized appreciation on OTC forward foreign currency contracts	(155,548)
Decrease in premiums paid for OTC swap agreements	1,541,343
Decrease in due from broker-variation margin futures	60,148
Decrease in due from broker-variation margin swaps	49,079
Increase in unrealized appeciation on OTC cross currency contracts	(47,628)
Decrease in prepaid expenses	2,912
Increase in payable for investments purchased	186,250,013
Increase in reverse repurchase agreements	133,600,015
Increase in payable to broker for collateral for securities on loan	23,738,280
Decrease in unrealized depreciation on OTC swap agreements	(250,154)
Increase in premiums received for OTC swap agreements	403,879
Decrease in cash segregrated from counterparty—OTC	(1,318,800)
Increase in management fees payable	78,179
Increase in unrealized depreciation on OTC forward foreign currency contracts	1,545,391
Decrease in interest payable on borrowed bonds—short	(724,585)
Increase in options written outstanding	1,291,235
Increase in due to broker-variation margin futures	441,751
Increase in accrued expenses and other liabilities	57,749
Increase in interest payable on reverse repurchase agreements	79,238
Increase in due to broker-variation margin swaps	35,064
Increase in distribution fee payable	31,501
Increase in unrealized depreciation on OTC cross currency exchange contracts	3,169
Increase in affiliated transfer agent payable	19
Decrease in deferred trustees’ fees	(225)

Total Adjustments	(155,452,184)

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,319,317

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$94,491,110	$87,586,198
Net realized gain (loss) on investment and foreign currency transactions	(5,728,372)	(25,343,335)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	68,008,763	88,796,537

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	156,771,501	151,039,400

FUND SHARE TRANSACTIONS:
Fund share sold [21,051,391 and 45,464,972 shares, respectively]	281,895,560	589,702,444
Fund share repurchased [21,248,833 and 68,178,285 shares, respectively]	(284,795,192)	(878,738,701)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(2,899,632)	(289,036,257)

TOTAL INCREASE (DECREASE) IN NET ASSETS	153,871,869	(137,996,857)
NET ASSETS:
Beginning of year	3,635,415,269	3,773,412,126

End of year	$3,789,287,138	$3,635,415,269

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BLACKROCK LOW DURATION BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 99.0% ASSET-BACKED SECURITIES — 23.9%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 11.9%
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class A3	1.870%		08/18/21	490	$488,429
Chesapeake Funding II LLC, Series 2016-1A, Class A1, 144A	2.110%		03/15/28	3,757	3,758,938
Chesapeake Funding II LLC, Series 2016-2A, Class A1, 144A	1.880%		06/15/28	3,429	3,422,628
Chesapeake Funding II LLC, Series 2017-3A, Class A1, 144A	1.910%		08/15/29	4,700	4,676,151
Chesapeake Funding II LLC, Series 4A, Class A1, 144A	2.120%		11/15/29	3,990	3,979,028
Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A, 144A	2.420%		11/15/23	6,380	6,393,510
Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 144A	2.150%		04/15/24	6,160	6,133,587
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A, 144A	2.560%		10/15/25	2,350	2,346,346
Drive Auto Receivables Trust, Series 2017-2, Class B	2.250%		06/15/21	890	890,377
Drive Auto Receivables Trust, Series 2017-AA, Class A3, 144A	1.770%		01/15/20	985	984,548
Enterprise Fleet Financing LLC, Series 2015-2, Class A3, 144A	2.090%		02/22/21	3,300	3,298,824
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 144A	1.740%		02/22/22	2,613	2,607,426
Enterprise Fleet Financing LLC, Series 2016-2, Class A3, 144A	2.040%		02/22/22	1,710	1,700,725
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	851	851,287
Enterprise Fleet Financing LLC, Series 2017-1, Class A3, 144A	2.600%		07/20/22	550	552,796
Enterprise Fleet Financing LLC, Series 3, Class A2, 144A	2.130%		05/22/23	1,810	1,806,789
Ford Credit Floorplan Master Owner Trust, Series 2016-1, Class A1	1.760%		02/15/21	2,139	2,131,812
Ford Credit Floorplan Master Owner Trust, Series 2015-5, Class A	2.390%		08/15/22	2,235	2,238,515
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A1	1.950%		11/15/21	1,800	1,791,617
Honda Auto Receivables Owner Trust, Series 2016-2, Class A3	1.390%		04/15/20	3,324	3,312,833
Hyundai Floorplan Master Owner Trust, Series 2016-1A, Class A2, 144A	1.810%		03/15/21	2,585	2,577,227
Mercedes-Benz Auto Receivables Trust, Series 2015-1, Class A4	1.750%		12/15/21	4,310	4,294,298
Mercedes-Benz Master Owner Trust, Series 2016-BA, Class A, 1 Month LIBOR + 0.700%, 144A	2.177%	(c)	05/17/21	3,250	3,273,727
Nissan Auto Receivables Owner Trust, Series 2015-B, Class A4	1.790%		01/17/22	3,900	3,881,662
Nissan Master Owner Trust Receivables, Series 2016-A, Class A2	1.540%		06/15/21	3,380	3,351,466
Prestige Auto Receivables Trust, Series 2017-1A, Class A3, 144A	2.050%		10/15/21	3,695	3,676,111
Santander Drive Auto Receivables Trust, Series 2017-1, Class A3	1.770%		09/15/20	440	439,267

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles (coninued)
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 144A	1.590%		05/20/25	353	$351,890
Wheels SPV 2 LLC, Series 2017-1A, Class A2, 144A	1.880%		04/20/26	450	448,160

					75,659,974

Collateralized Loan Obligations — 4.3%
Adams Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A2R, 3 Month LIBOR + 1.100%, 144A	2.459%	(c)	07/15/26	1,760	1,765,330
ALM Ltd. (Cayman Islands), Series 2015-12A, Class A1R, 3 Month LIBOR + 1.050%, 144A	2.409%	(c)	04/16/27	950	952,137
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-4A, Class A1AR, 3 Month LIBOR + 1.140%, 144A	2.518%	(c)	07/28/26	2,000	2,004,454
Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands), Series 2016-FL1A, Class A, 1 Month LIBOR + 1.700%, 144A	3.177%	(c)	09/15/26	1,150	1,146,435
BlueMountain CLO Ltd. (Cayman Islands), Series 2013-3A, Class AR, 3 Month LIBOR + 0.890%, 144A	2.268%	(c)	10/29/25	2,435	2,435,502
BSPRT Ltd. (Cayman Islands), Series 2017-FL1, Class A, 1 Month LIBOR + 1.350%, 144A	2.827%	(c)	06/15/27	1,180	1,183,132
Catamaran CLO Ltd. (Cayman Islands), Series 2012-1A, Class AR, 3 Month LIBOR + 1.190%, 144A	2.815%	(c)	12/20/23	830	831,600
Cent CLO Ltd. (Cayman Islands), Series 2012-16A, Class A2R, 3 Month LIBOR + 2.250%, 144A	3.627%	(c)	08/01/24	3,500	3,504,061
CIFC Funding Ltd. (Cayman Islands), Series 2013-4A, Class B1R, 3 Month LIBOR + 1.500%, 144A	2.962%	(c)	11/27/24	2,000	2,004,165
CIFC Funding Ltd. (Cayman Islands), Series 2015-5A, Class A1, 3 Month LIBOR + 1.550%, 144A	2.917%	(c)	10/25/27	2,325	2,333,019
GoldenTree Loan Opportunities Ltd. (Cayman Islands), Series 2013-7A, Class A, 3 Month LIBOR + 1.150%, 144A	2.517%	(c)	04/25/25	260	260,524
Mountain Hawk CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1, 3 Month LIBOR + 1.160%, 144A	2.523%	(c)	07/22/24	682	683,618
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	2.572%	(c)	01/15/28	2,455	2,455,000
Oaktree CLO Ltd. (Cayman Islands), Series 2014-2A, Class A1AR, 3 Month LIBOR + 1.220%, 144A	2.583%	(c)	10/20/26	1,000	1,002,070
Palmer Square CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1AR, 144A	2.573%		10/17/27	5,000	5,023,437

					27,584,484

Credit Cards — 2.5%
Citibank Credit Card Issuance Trust, Series 2017-A3, Class A3	1.920%		04/07/22	4,950	4,919,121
Discover Card Execution Note Trust, Series 2015-A2, Class A	1.900%		10/17/22	3,322	3,302,344

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Credit Cards (continued)
Discover Card Execution Note Trust, Series 2016-A4, Class A4	1.390%		03/15/22	5,090	$5,027,515
World Financial Network Credit Card Master Trust, Series 2012-C, Class A	2.230%		08/15/22	2,500	2,504,616

					15,753,596

Equipment — 0.6%
CNH Equipment Trust, Series 2016-B, Class A3	1.630%		08/15/21	2,300	2,288,198
John Deere Owner Trust, Series 2017-B, Class A3	1.820%		10/15/21	1,245	1,235,710

					3,523,908

Home Equity Loans — 0.0%
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE30, Class A2, 1 Month LIBOR + 0.700%	2.252%	(c)	07/25/32	3	2,215
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE1, Class A2, 1 Month LIBOR + 0.740%	2.292%	(c)	08/25/32	97	87,723
Renaissance Home Equity Loan Trust, Series 2004-3, Class AV2A	1.912%		11/25/34	101	93,852

					183,790

Other — 0.6%
PFS Financing Corp., Series 2016-BA, Class A, 144A	1.870%		10/15/21	650	646,094
PFS Financing Corp., Series 2017-AA, Class A, 144A	2.057%		03/15/21	2,980	2,986,406

					3,632,500

Residential Mortgage-Backed Securities — 0.8%
Credit-Based Asset Servicing & Securitization LLC, Series 2007-CB6, Class A1, 1 Month LIBOR + 0.120%, 144A	1.357%	(c)	07/25/37	606	400,125
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 144A	2.500%		04/25/57	2,917	2,899,459
Towd Point Mortgage Trust, Series 2016-3, Class A1, 144A	2.250%	(cc)	04/25/56	1,840	1,822,710

					5,122,294

Student Loans — 3.2%
Navient Private Education Loan Trust, Series 2014-AA, Class A2A, 144A	2.740%		02/15/29	1,810	1,815,000
Navient Private Education Loan Trust, Series 2015-AA, Class A2A, 144A	2.650%		12/15/28	1,759	1,764,391
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, 1 Month LIBOR + 1.200%, 144A	2.677%	(c)	12/15/28	797	812,164
SLC Student Loan Trust, Series 2006-2, Class A5, 3 Month LIBOR + 0.100%	1.688%	(c)	09/15/26	1,539	1,535,204
SLM Private Credit Student Loan Trust, Series 2004-A, Class A3, 3 Month LIBOR + 0.400%	1.720%	(c)	06/15/33	4,913	4,819,177
SLM Private Education Loan Trust, Series 2012-A, Class A2, 144A	3.830%		01/17/45	475	480,637

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Student Loans (continued)
SLM Private Education Loan Trust, Series 2012-B, Class A2, 144A	3.480%		10/15/30	207	$208,089
SLM Student Loan Trust, Series 2005-3, Class A5, 3 Month LIBOR + 0.090%	1.457%	(c)	10/25/24	1,073	1,072,006
SMB Private Education Loan Trust, Series 2016-A, Class A2A, 144A	2.700%		05/15/31	1,430	1,422,762
SMB Private Education Loan Trust, Series 2017-A, Class A1, 1 Month LIBOR + 0.450%, 144A	1.927%	(c)	06/17/24	2,535	2,538,953
SoFi Professional Loan Program LLC, Series 2014-B, Class A2, 144A	2.550%		08/27/29	1,753	1,752,635
SoFi Professional Loan Program LLC, Series 2016-A, Class A2, 144A	2.760%		12/26/36	985	984,341
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B, 144A	2.360%		12/27/32	500	493,674
SoFi Professional Loan Program LLC, Series 2016-D, Class A2A, 144A	1.530%		04/25/33	570	568,138
SoFi Professional Loan Program LLC, Series 2016-D, Class A2B, 144A	2.340%		04/25/33	450	442,677

					20,709,848

TOTAL ASSET-BACKED SECURITIES (cost $152,597,977)					152,170,394

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.0%
AOA Mortgage Trust, Series 2015-1177, Class A, 144A	2.957%		12/13/29	1,689	1,699,379
BAMLL Commercial Mortgage Securities Trust, Series 2015-ASHF, Class A, 1 Month LIBOR + 1.220%, 144A	2.697%	(c)	01/15/28	4,600	4,608,716
Bear Stearns Deutsche Bank Trust, Series 2005-AFR1, Class E, 144A	5.156%		09/15/27	1,580	1,657,674
Bear Stearns Deutsche Bank Trust, Series 2005-AFR1, Class F, 144A	5.195%		09/15/27	1,250	1,311,949
BWAY Mortgage Trust, Series 2013-1515, Class A1, 144A	2.809%		03/10/33	1,358	1,358,824
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A, 144A	3.531%		10/15/34	1,182	1,208,776
CD Mortgage Trust, Series 2006-CD3, Class AM	5.648%		10/15/48	5,016	5,129,208
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, 1 Month LIBOR + 0.790%, 144A	2.267%	(c)	07/15/28	1,260	1,261,568
Commercial Mortgage Trust, Series 2005-C6, Class F, 144A	5.645%	(cc)	06/10/44	1,320	1,351,977
Commercial Mortgage Trust, Series 2012-CR4, Class ASB	2.436%		10/15/45	1,455	1,454,549
Commercial Mortgage Trust, Series 2013-CR10, Class ASB	3.795%		08/10/46	3,095	3,207,743
Commercial Mortgage Trust, Series 2014-TWC, Class A, 1 Month LIBOR + 0.850%, 144A	2.282%	(c)	02/13/32	2,500	2,502,315
Commercial Mortgage Trust, Series 2015-CR23, Class A2	2.852%		05/10/48	3,200	3,232,859
Commercial Mortgage Trust, Series 2015-CR24, Class ASB	3.445%		08/10/48	1,005	1,038,165
Core Industrial Trust, Series 2015-CALW, Class A, 144A	3.040%		02/10/34	4,600	4,672,831

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class G, 144A	5.697%	(cc)	02/15/39	707	$699,427
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, IO	1.809%	(cc)	01/15/49	1,789	186,884
DBUBS Mortgage Trust, Series 2011-LC2A, Class A3FL, 1 Month LIBOR + 1.350%, 144A	2.794%	(c)	07/12/44	4,262	4,265,156
FHLMC Multifamily Structured Pass-Through Certificates, Series KJ05, Class A2	2.158%		10/25/21	1,541	1,526,712
FHLMC Multifamily Structured Pass-Through Certificates, Series KP03, Class A2	1.780%		07/25/19	2,439	2,428,385
FHLMC Multifamily Structured Pass-Through Certificates, Series KW01, Class X1, IO	0.978%	(cc)	01/25/26	6,336	385,194
GRACE Mortgage Trust, Series 2014-GRCE, Class A, 144A	3.369%		06/10/28	2,505	2,569,318
Great Wolf Trust, Series 2017-WOLF, Class A, 1 Month LIBOR + 0.850%, 144A	2.477%	(c)	09/15/34	790	793,018
GS Mortgage Securities Corp., Series 2013-KING, Class A, 144A	2.706%		12/10/27	2,708	2,720,367
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4	3.377%		05/10/45	2,604	2,663,657
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class ASB .	2.554%		04/15/46	2,795	2,797,376
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class XA, IO	0.920%	(cc)	09/15/47	12,089	559,277
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB	3.657%		09/15/47	765	793,839
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A2	3.087%		07/15/48	1,750	1,765,916
JPMBB Commercial Mortgage Securities Trust, Series C27, Class A2	2.734%		02/15/48	1,400	1,408,350
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4	3.483%		06/15/45	1,180	1,214,121
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class XA, IO	0.815%	(cc)	12/15/49	5,959	264,396
Madison Avenue Trust, Series 2013-650M, Class A, 144A	3.843%		10/12/32	5,000	5,144,353
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class ASB	3.323%		10/15/48	1,385	1,420,502
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class XA, IO	0.768%		12/15/49	4,962	255,893
RAIT Trust, Series 2017-FL7, Class A, 144A	2.427%		06/15/37	810	809,780
Resource Capital Corp. Ltd. (Cayman Islands), Series 2017-CRE5, Class A, 1 Month LIBOR + 0.800%, 144A	2.277%	(c)	07/15/34	1,129	1,128,767
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class AAB	2.687%		03/10/46	1,000	1,006,281
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class ASB	3.477%		08/15/50	1,545	1,588,977
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A2	2.848%		09/15/57	8,000	8,065,696
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class ASB	2.654%		05/15/45	1,000	1,004,012

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $84,521,731)					83,162,187

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS — 38.8%	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Advertising — 0.1%
Omnicom Group, Inc., Gtd. Notes	3.625%	05/01/22	610	$629,739

Aerospace & Defense — 0.1%
Northrop Grumman Corp., Sr. Unsec’d. Notes	2.080%	10/15/20	950	942,257

Agriculture — 1.1%
BAT Capital Corp. (United Kingdom), Gtd. Notes, 144A	2.297%	08/14/20	2,820	2,804,488
BAT Capital Corp. (United Kingdom), Gtd. Notes, 144A	2.764%	08/15/22	970	964,718
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	2.750%	06/15/20	715	718,497
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	3.250%	06/07/22	535	542,857
Reynolds American, Inc. (United Kingdom), Gtd. Notes	3.250%	06/12/20	820	833,198
Reynolds American, Inc. (United Kingdom), Gtd. Notes	6.875%	05/01/20	1,020	1,118,322

				6,982,080

Airlines — 1.0%
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.600%	12/04/20	1,000	996,857
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875%	03/13/20	863	868,008
Delta Air Lines, Inc., Sr. Unsec’d. Notes	3.625%	03/15/22	425	432,343
Gol Finance, Inc. (Brazil), Gtd. Notes, 144A	7.000%	01/31/25	40	39,320
US Airways 2011-1 Class B Pass-Through Trust, Pass-Through Certificates	9.750%	04/22/20	2,565	2,714,309
US Airways 2012-1 Class B Pass-Through Trust, Pass-Through Certificates	8.000%	04/01/21	1,019	1,103,091

				6,153,928

Auto Manufacturers — 1.6%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.681%	01/09/20	2,105	2,110,078
General Motors Financial Co., Inc., Gtd. Notes	3.150%	01/15/20	445	450,026
General Motors Financial Co., Inc., Gtd. Notes	3.200%	07/13/20	1,475	1,495,020
Hyundai Capital America, Sr. Unsec’d. Notes, MTN, 144A	2.400%	10/30/18	485	484,532
Hyundai Capital America, Sr. Unsec’d. Notes, MTN, 144A	2.550%	04/03/20	640	634,777
Nissan Motor Acceptance Corp., Sr. Unsec’d. Notes, MTN, 144A	2.000%	03/08/19	1,220	1,217,038
Nissan Motor Acceptance Corp., Sr. Unsec’d. Notes, MTN, 144A	2.250%	01/13/20	480	479,137
Volkswagen Group of America Finance LLC (Germany), Gtd. Notes, 144A	1.650%	05/22/18	1,881	1,879,120
Volkswagen Group of America Finance LLC (Germany), Gtd. Notes, 144A	2.125%	05/23/19	1,500	1,493,871

				10,243,599

Auto Parts & Equipment — 0.0%
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500%	04/29/22	284	298,200

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Banks — 14.8%
Banco Hipotecario SA (Argentina), Unsec’d. Notes, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 4.000% (Cap 0.000%, Floor 17.000%), 144A	25.938%	(c)	11/07/22	ARS	1,483	$78,763
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	2.369%		07/21/21		635	633,888
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.151%		11/09/20		785	781,405
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.250%		04/21/20		1,325	1,325,926
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.328%		10/01/21		2,515	2,507,910
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.881%		04/24/23		2,085	2,088,066
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.124%		01/20/23		1,205	1,222,356
Bank of Nova Scotia (The) (Canada), Covered Bonds	1.875%		04/26/21		4,715	4,623,234
Banque Centrale de Tunisie International Bond (Tunisia), Sr. Unsec’d. Notes, MTN	4.500%		06/22/20	EUR	67	84,092
Banque Federative du Credit Mutuel SA (France), Sr. Unsec’d. Notes, MTN, 144A	2.700%		07/20/22		1,360	1,351,552
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.684%		01/10/23		555	563,202
Barclays PLC (United Kingdom), Sub. Notes	4.375%		09/11/24		1,705	1,747,027
BNP Paribas SA (France), Gtd. Notes, MTN	2.700%		08/20/18		780	783,455
BNP Paribas SA (France), Sr. Unsec’d. Notes, MTN, 144A	2.950%		05/23/22		695	696,512
BNP Paribas SA (France), Sr. Unsec’d. Notes, MTN, 144A	3.800%		01/10/24		565	584,562
BPCE SA (France), Gtd. Notes, MTN, 144A	3.000%		05/22/22		250	249,862
Capital One NA, Sr. Unsec’d. Notes	2.350%		08/17/18		2,100	2,103,279
Capital One NA, Sr. Unsec’d. Notes	2.350%		01/31/20		1,005	1,001,974
Citigroup, Inc., Sr. Unsec’d. Notes	2.450%		01/10/20		390	390,180
Citigroup, Inc., Sr. Unsec’d. Notes	2.750%		04/25/22		240	239,514
Citigroup, Inc., Sr. Unsec’d. Notes	2.876%		07/24/23		1,490	1,482,534
Citizens Bank NA, Sr. Unsec’d. Notes	2.200%		05/26/20		1,087	1,079,416
Citizens Bank NA, Sr. Unsec’d. Notes	2.250%		03/02/20		720	716,571
Citizens Bank NA, Sr. Unsec’d. Notes, MTN	2.300%		12/03/18		1,160	1,160,794
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes, GMTN.	2.300%		05/28/19		1,512	1,513,463
Credit Suisse Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	3.574%		01/09/23		1,885	1,916,500
DNB Boligkreditt A/S (Norway), Covered Bonds, 144A	2.000%		05/28/20		1,495	1,481,246
Fifth Third Bancorp, Sr. Unsec’d. Notes	2.875%		07/27/20		296	299,128
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.600%		12/27/20		305	304,967
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.000%		04/26/22		2,040	2,047,998
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.950%		01/18/18		1,000	1,001,577
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.780%	2.160%	(c)	10/31/22		1,000	1,001,299
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.950%		05/25/21		465	468,196
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	3.262%		03/13/23		3,220	3,264,824
Huntington National Bank (The), Sr. Unsec’d. Notes	2.375%		03/10/20		1,140	1,138,263
Huntington National Bank (The), Sr. Unsec’d. Notes	2.875%		08/20/20		1,455	1,467,016

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Banks (continued)
ING Groep NV (Netherlands), Sr. Unsec’d. Notes	3.150%		03/29/22	615	$622,354
Intesa Sanpaolo SpA (Italy), Sub. Notes, MTN, 144A	5.017%		06/26/24	1,108	1,134,506
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.200%		10/22/19	3,170	3,167,005
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.776%		04/25/23	4,270	4,274,139
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%		04/23/19	200	210,559
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	1.875%		06/30/20	2,860	2,843,506
Lloyds Banking Group PLC (United Kingdom), Sub. Notes	4.500%		11/04/24	1,615	1,694,597
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.950%		03/01/21	660	666,023
Mizuho Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.953%		02/28/22	1,290	1,291,262
Morgan Stanley, Sr. Unsec’d. Notes, MTN	2.750%		05/19/22	710	707,394
Morgan Stanley, Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.930%	2.293%	(c)	07/22/22	4,695	4,732,707
National Australia Bank Ltd. (Australia), Covered Bonds, 144A	2.400%		12/07/21	5,500	5,478,192
Royal Bank of Canada (Canada), Covered Bonds	1.875%		02/05/20	4,800	4,760,199
Royal Bank of Canada (Canada), Covered Bonds	2.100%		10/14/20	3,335	3,310,964
Santander Holdings USA, Inc., Sr. Unsec’d. Notes, 144A	3.700%		03/28/22	695	703,364
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.875%		08/05/21	1,400	1,396,569
Sumitomo Mitsui Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.846%		01/11/22	1,925	1,928,823
Synchrony Bank, Sr. Unsec’d. Notes	3.000%		06/15/22	1,010	1,005,887
Toronto-Dominion Bank (The) (Canada), Covered Bonds, 144A	2.250%		03/15/21	2,760	2,744,720
Toronto-Dominion Bank (The) (Canada), Covered Bonds, 144A	2.500%		01/18/23	1,500	1,496,250
UBS AG (Switzerland), Sr. Unsec’d. Notes, GMTN	2.375%		08/14/19	305	305,251
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	2.650%		02/01/22	400	395,471
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	2.859%		08/15/23	910	899,596
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	3.491%		05/23/23	1,285	1,305,449
Wells Fargo & Co., Sr. Unsec’d. Notes	3.069%		01/24/23	705	710,291
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	2.625%		07/22/22	2,175	2,163,301
Westpac Banking Corp. (Australia), Sr. Unsec’d. Notes	1.600%		08/19/19	1,185	1,172,690

					94,521,620

Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	2.650%		02/01/21	35	35,176
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	3.300%		02/01/23	1,100	1,125,623

					1,160,799

Biotechnology — 0.1%
Amgen, Inc., Sr. Unsec’d. Notes	2.650%		05/11/22	740	738,009

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Computers — 0.7%
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%		10/05/18	2,697	$2,709,997
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes, 144A	2.100%		10/04/19	975	968,326
NetApp, Inc., Sr. Unsec’d. Notes	2.000%		09/27/19	1,070	1,061,710

					4,740,033

Diversified Financial Services — 2.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.500%		05/26/22	510	517,579
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Gtd. Notes	4.250%		07/01/20	450	466,949
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Gtd. Notes	4.500%		05/15/21	275	288,810
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Gtd. Notes	4.625%		10/30/20	675	707,590
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Gtd. Notes	4.625%		07/01/22	1,100	1,165,328
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Gtd. Notes	5.000%		10/01/21	500	532,993
AIG Global Funding, Sr. Sec’d. Notes, MTN, 144A	1.950%		10/18/19	2,020	2,002,537
Air Lease Corp., Sr. Unsec’d. Notes	2.625%		09/04/18	2,115	2,121,234
Air Lease Corp., Sr. Unsec’d. Notes	2.625%		07/01/22	1,010	996,379
American Express Co., Sr. Unsec’d. Notes	2.500%		08/01/22	1,445	1,427,558
CPPIB Capital, Inc. (Canada), Gtd. Notes, 144A	1.250%		09/20/19	3,000	2,949,600
Doric Nimrod Air Finance Alpha Ltd. 2012-1 Class A Pass Through Trust (Guernsey), Pass-Through Certificates, 144A	5.125%		11/30/24	628	655,285
E*TRADE Financial Corp., Sr. Unsec’d. Notes	2.950%		08/24/22	905	897,360
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	2.342%		11/15/20	1,585	1,577,692
International Lease Finance Corp., Sr. Unsec’d. Notes	4.625%		04/15/21	732	770,586
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(d)	3.011%	(s)	12/23/10	4,200	193,200
Synchrony Financial, Sr. Unsec’d. Notes	2.600%		01/15/19	345	345,653
Tarjeta Naranja SA (Argentina), Sr. Unsec’d. Notes, MTN, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.500% (Cap 0.000%, Floor 15.000%), 144A	24.708%	(c)	04/11/22	66	64,185

					17,680,518

Electric — 1.0%
CenterPoint Energy, Inc., Sr. Unsec’d. Notes	2.500%		09/01/22	710	699,316
Dominion Energy, Inc., Jr. Sub. Notes	2.579%		07/01/20	325	325,136
Duke Energy Corp., Sr. Unsec’d. Notes	1.800%		09/01/21	1,095	1,065,055
Duke Energy Corp., Sr. Unsec’d. Notes	2.400%		08/15/22	420	412,647
Emera US Finance LP (Canada), Gtd. Notes	2.150%		06/15/19	660	657,432
Enel Finance International NV (Italy), Gtd. Notes, 144A	2.875%		05/25/22	415	413,872
Eversource Energy, Sr. Unsec’d. Notes	2.750%		03/15/22	950	951,720
Exelon Corp., Sr. Unsec’d. Notes	2.450%		04/15/21	625	622,166
FirstEnergy Corp., Sr. Unsec’d. Notes	2.850%		07/15/22	557	551,936
Genneia SA (Argentina), Sr. Unsec’d. Notes, 144A	8.750%		01/20/22	37	40,663
IPALCO Enterprises, Inc., Sr. Sec’d. Notes, 144A	3.700%		09/01/24	540	539,509

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Electric (continued)
ITC Holdings Corp., Sr. Unsec’d. Notes, 144A	2.700%	11/15/22	290	$289,476

				6,568,928

Electronics — 0.1%
Amphenol Corp., Sr. Unsec’d. Notes	2.200%	04/01/20	855	850,774

Engineering & Construction — 0.0%
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A	5.500%	07/31/47	255	251,813

Foods — 0.4%
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	3.375%	10/21/20	2,225	2,278,696

Healthcare-Products — 0.6%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900%	11/30/21	1,365	1,380,802
Becton Dickinson & Co., Sr. Unsec’d. Notes	2.404%	06/05/20	780	775,770
Stryker Corp., Sr. Unsec’d. Notes	2.000%	03/08/19	790	788,780
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	3.300%	02/15/22	715	731,746

				3,677,098

Healthcare-Services — 0.2%
Anthem, Inc., Sr. Unsec’d. Notes	2.500%	11/21/20	565	563,820
HCA, Inc., Sr. Sec’d. Notes	3.750%	03/15/19	1,000	1,008,750

				1,572,570

Home Builders — 0.2%
Lennar Corp., Gtd. Notes	4.500%	06/15/19	1,500	1,533,750

Hotels & Motels — 0.1%
Marriott International, Inc., Sr. Unsec’d. Notes	2.875%	03/01/21	345	347,217

Insurance — 1.1%
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	5.125%	04/15/22	566	617,662
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	2.350%	09/10/19	2,000	2,005,561
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	2.350%	03/06/20	1,850	1,848,950
Voya Financial, Inc., Gtd. Notes	2.900%	02/15/18	1,546	1,547,510
Willis North America, Inc., Gtd. Notes	3.600%	05/15/24	490	498,136
Willis Towers Watson PLC, Gtd. Notes	5.750%	03/15/21	282	306,862

				6,824,681

Internet — 0.3%
Baidu, Inc. (China), Sr. Unsec’d. Notes	2.875%	07/06/22	1,055	1,042,884
Priceline Group, Inc. (The), Sr. Unsec’d. Notes	2.750%	03/15/23	575	572,922

				1,615,806

Iron/Steel — 0.4%
United States Steel Corp., Sr. Sec’d. Notes, 144A	8.375%	07/01/21	2,274	2,468,427

Leisure Time — 0.1%
Carnival Corp., Gtd. Notes	3.950%	10/15/20	620	647,283

Lodging — 0.1%
Marriott International, Inc., Sr. Unsec’d. Notes	3.125%	10/15/21	855	865,384

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Media — 0.8%
Charter Communications Operating LLC/Charter
Communications Operating Capital, Sr. Sec’d. Notes	3.579%	07/23/20	445	$453,295
Charter Communications Operating LLC/Charter
Communications Operating Capital, Sr. Sec’d. Notes	4.464%	07/23/22	1,205	1,257,236
Discovery Communications LLC, Gtd. Notes	4.375%	06/15/21	475	496,940
Sky PLC (United Kingdom), Gtd. Notes, 144A	2.625%	09/16/19	2,515	2,519,896
Time Warner, Inc., Gtd. Notes	4.700%	01/15/21	370	390,896
Viacom, Inc., Sr. Unsec’d. Notes	2.750%	12/15/19	63	62,905

				5,181,168

Mining — 0.1%
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	4.125%	04/15/21	343	352,590

Multi-National — 1.2%
International Bank for Reconstruction & Development (Supranational Bank), Sr. Unsec’d. Notes, GMTN	0.875%	08/15/19	7,780	7,642,574

Office/Business Equipment — 0.1%
Xerox Corp., Sr. Unsec’d. Notes	3.625%	03/15/23	722	704,324

Oil & Gas — 0.4%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	2.521%	01/15/20	310	312,603
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.216%	11/28/23	325	331,992
Petrobras Global Finance BV (Brazil), Gtd. Notes	5.375%	01/27/21	97	100,880
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.125%	01/17/22	429	455,276
Petrobras Global Finance BV (Brazil), Gtd. Notes	8.375%	05/23/21	120	136,860
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	3.450%	01/15/21	91	92,832
Shell International Finance BV (Netherlands), Gtd. Notes	4.375%	03/25/20	820	857,457
YPF SA (Argentina), Sr. Unsec’d. Notes	8.750%	04/04/24	134	153,899

				2,441,799

Oil & Gas Services — 0.1%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., Sr. Unsec’d. Notes, 144A	2.773%	12/15/22	805	803,990

Pharmaceuticals — 1.6%
AbbVie, Inc., Sr. Unsec’d. Notes	2.500%	05/14/20	820	822,527
AbbVie, Inc., Sr. Unsec’d. Notes	2.900%	11/06/22	605	606,759
Allergan Funding SCS, Gtd. Notes	2.450%	06/15/19	900	899,986
Allergan Funding SCS, Gtd. Notes	3.000%	03/12/20	2,845	2,870,595
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	1.900%	09/23/19	3,120	3,091,753
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.400%	09/23/21	555	546,265
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes	1.700%	07/19/19	1,370	1,331,087

				10,168,972

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Pipelines — 0.9%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	3.500%	12/01/22	535	$533,985
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.250%	10/15/22	460	488,046
Enbridge, Inc. (Canada), Sr. Unsec’d. Notes	2.900%	07/15/22	580	576,490
Energy Transfer LP, Sr. Unsec’d. Notes	3.600%	02/01/23	370	370,390
Enterprise Products Operating LLC, Gtd. Notes	1.650%	05/07/18	580	579,226
Kinder Morgan, Inc., Gtd. Notes	3.050%	12/01/19	1,880	1,896,469
Kinder Morgan, Inc., Gtd. Notes	3.150%	01/15/23	500	496,955
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes	6.500%	08/15/18	500	513,511

				5,455,072

Private Equity — 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes	4.875%	03/15/19	1,500	1,500,300

Real Estate Investment Trusts (REITs) — 1.9%
American Tower Corp., Sr. Unsec’d. Notes	3.400%	02/15/19	2,000	2,022,661
American Tower Corp., Sr. Unsec’d. Notes	3.450%	09/15/21	1,330	1,359,375
Crown Castle International Corp., Sr. Unsec’d. Notes	3.200%	09/01/24	1,275	1,261,780
Crown Castle International Corp., Sr. Unsec’d. Notes	3.400%	02/15/21	675	689,336
Crown Castle International Corp., Sr. Unsec’d. Notes	4.875%	04/15/22	700	750,655
National Retail Properties, Inc., Sr. Unsec’d Notes	5.500%	07/15/21	326	353,477
Realty Income Corp., Sr. Unsec’d. Notes	3.250%	10/15/22	1,420	1,442,884
Ventas Realty LP/Ventas Capital Corp., Gtd Notes	2.000%	02/15/18	4,400	4,399,750

				12,279,918

Retail — 0.3%
Alimentation Couche-Tard, Inc. (Canada), Gtd Notes, 144A	2.700%	07/26/22	670	663,841
Walgreen Co., Gtd. Notes	3.100%	09/15/22	760	763,038
Walgreens Boots Alliance, Inc., Sr. Unsec’d Notes	2.700%	11/18/19	660	664,007

				2,090,886

Semiconductors — 1.5%
Analog Devices, Inc., Sr. Unsec’d. Notes	2.500%	12/05/21	550	544,583
Analog Devices, Inc., Sr. Unsec’d. Notes	3.500%	12/05/26	260	263,114
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	2.375%	01/15/20	835	829,353
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	3.000%	01/15/22	1,634	1,620,160
Lam Research Corp., Sr. Unsec’d. Notes	2.750%	03/15/20	447	450,164
Lam Research Corp., Sr. Unsec’d. Notes	2.800%	06/15/21	3,445	3,466,620
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.875%	09/01/22	308	311,465
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.125%	06/01/21	1,315	1,341,300
QUALCOMM, Inc., Sr. Unsec’d. Notes	2.100%	05/20/20	605	602,455

				9,429,214

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Software — 0.4%
CA, Inc., Sr. Unsec’d. Notes	3.600%		08/15/22	475	$481,580
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	2.250%		08/15/21	1,085	1,066,706
Oracle Corp., Sr. Unsec’d. Notes	2.625%		02/15/23	900	901,997

					2,450,283

Telecommunications — 0.9%
AT&T, Inc., Sr. Unsec’d. Notes	2.850%		02/14/23	1,920	1,927,613
Deutsche Telekom International Finance BV (Germany), Gtd. Notes, 144A	2.820%		01/19/22	1,430	1,431,814
Sprint Communications, Inc., Gtd. Notes, 144A	9.000%		11/15/18	807	849,448
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360%		03/20/23	408	410,361
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.946%		03/15/22	975	980,939

					5,600,175

Transportation — 0.3%
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	2.450%		09/03/19	810	810,891
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	2.875%		09/01/20	810	815,589

					1,626,480

Trucking & Leasing — 1.0%
Aviation Capital Group LLC, Sr. Unsec’d. Notes, 144A(a)	2.875%		01/20/22	1,600	1,598,687
Park Aerospace Holdings Ltd. (Ireland), Gtd. Notes, 144A	5.250%		08/15/22	860	854,625
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	2.500%		06/15/19	1,390	1,392,686
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	2.875%		07/17/18	1,000	1,004,317
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	3.050%		01/09/20	1,561	1,579,722

					6,430,037

TOTAL CORPORATE BONDS (cost $248,397,885)					247,750,991

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.1%
Alternative Loan Trust, Series 2003-J3, Class 2A1	6.250%		12/25/33	23	23,650
Banc of America Alternative Loan Trust, Series 2007-1, Class 1A1	5.686%	(cc)	04/25/22	397	399,252
Banc of America Funding Trust, Series 2004-A, Class 1A3	3.603%	(cc)	09/20/34	112	113,846
Banc of America Funding Trust, Series 2005-D, Class A1	3.413%	(cc)	05/25/35	151	157,047
BCAP LLC Trust, Series 2011-RR4, Class 7A1, 144A	5.250%		04/26/37	611	533,935
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-1, Class 6A1	3.142%	(cc)	04/25/33	36	36,327
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1	3.796%	(cc)	01/25/34	155	157,940
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-9, Class 2A1	3.728%	(cc)	02/25/34	142	144,648

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 13A1	3.626%	(cc)	11/25/34	2,020		$1,730,992
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A1, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.050%	3.280%	(c)	08/25/35	151		153,347
Bear Stearns Alt-A Trust, Series 2005-10, Class 24A1	3.294%	(cc)	01/25/36	1,610		1,582,353
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.100%	3.410%	(c)	09/25/35	262		264,814
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A3, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.800%	2.830%	(c)	09/25/35	60		58,075
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2A1, 1 Month LIBOR + 0.680%	2.232%	(c)	02/25/35	409		396,166
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-J9, Class 2A5	5.500%		01/25/35	380		384,265
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 2A1, 1 Month LIBOR + 0.580%	2.132%	(c)	04/25/35	439		402,970
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 3A1	2.505%	(cc)	04/25/35	650		588,414
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR15, Class 2A1	3.124%	(cc)	06/25/33	370		369,089
Fannie Mae Connecticut Avenue Securities, Series 2017-C04, Class 2M1, 1 Month LIBOR + 0.850%	2.402%	(c)	11/25/29	1,836		1,846,446
Fannie Mae REMICS, Series 1988-22, Class A, 11th District Cost of Funds Index (COFI Rate) + 1.250%	1.987%	(c)	08/25/18	—	(r)	39
Fannie Mae REMICS, Series 1996-39, Class H	8.000%		11/25/23	10		10,906
Fannie Mae REMICS, Series 2004-11, Class A, 1 Month LIBOR + 0.120%	1.672%	(c)	03/25/34	126		125,382
Fannie Mae REMICS, Series 2006-5, Class 3A2	3.347%	(cc)	05/25/35	111		116,622
Fannie Mae REMICS, Series 2013-133, Class NA	3.000%		05/25/36	2,684		2,725,389
Fannie Mae REMICS, Series 2015-10, Class KA	3.000%		07/25/40	1,276		1,287,466
FHLMC Structured Pass-Through Securities, Series T-57, Class 1A1	6.500%		07/25/43	923		1,064,126
FHLMC Structured Pass-Through Securities, Series T-59, Class 1A2	7.000%		10/25/43	610		682,299
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400%	2.402%	(c)	07/25/44	659		665,765
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200%	2.202%	(c)	10/25/44	2,348		2,382,331
FHLMC Structured Pass-Through Securities, Series T-75, Class A1, 1 Month LIBOR + 0.040%	1.368%	(c)	12/25/36	641		638,588
Freddie Mac REMICS, Series 4274, Class PN	3.500%		10/15/35	886		907,518
Freddie Mac REMICS, Series 4390, Class CA	3.500%		06/15/50	1,740		1,789,645

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Freddie Mac REMICS, Series 4446, Class MA	3.500%		12/15/50	2,392	$2,454,402
Freddie Mac REMICS, Series 4459, Class BN	3.000%		08/15/43	1,613	1,623,792
Freddie Mac REMICS, Series 4482, Class DH	3.000%		06/15/42	924	936,081
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA2, Class M1, 1 Month LIBOR + 1.200%	2.752%	(c)	11/25/28	280	280,512
GMACM Mortgage Loan Trust, Series 2004-AR1, Class 12A	3.979%	(cc)	06/25/34	84	84,909
GMACM Mortgage Loan Trust, Series 2004-AR1, Class 22A	4.015%	(cc)	06/25/34	332	332,293
GreenPoint Mortgage Funding Trust, Series 2005-AR2, Class A1, 1 Month LIBOR + 0.460%	2.012%	(c)	06/25/45	295	271,097
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	3.122%	(cc)	06/25/34	41	40,799
GSR Mortgage Loan Trust, Series 2005-AR7, Class 5A1	3.657%	(cc)	11/25/35	350	324,866
Harborview Mortgage Loan Trust, Series 2004-6, Class 3A2A	5.266%	(cc)	08/19/34	630	618,151
JP Morgan Mortgage Trust, Series 2017-6, Class A6, 144A	3.000%	(cc)	12/25/48	1,825	1,827,026
JPMorgan Mortgage Trust, Series 2006-A2, Class 5A1	3.577%	(cc)	11/25/33	192	197,027
JPMorgan Mortgage Trust, Series 2007-A1, Class 3A3	3.640%	(cc)	07/25/35	239	244,302
JPMorgan Mortgage Trust, Series 2016-2, Class A1, 144A	2.685%	(cc)	06/25/46	2,686	2,680,890
Merrill Lynch Mortgage Investors Trust, Series 2005-2, Class 3A, 1 Month LIBOR + 1.000%	2.361%	(c)	10/25/35	420	400,114
New Residential Mortgage Loan Trust, Series 2016-3A, Class A1B, 144A	3.250%	(cc)	09/25/56	528	532,461
Reperforming Loan REMIC Trust, Series 2004-R1, Class 2A, 144A	6.500%		11/25/34	80	79,005
Reperforming Loan REMIC Trust, Series 2003-R4, Class 2A, 144A	5.099%	(cc)	01/25/34	188	185,015
Reperforming Loan REMIC Trust, Series 2005-R2, Class 1AF1, 1 Month LIBOR + 0.340%, 144A	1.892%	(c)	06/25/35	722	666,111
Sequoia Mortgage Trust, Series 2017-CH2, Class A10, 144A	4.000%	(cc)	12/25/47	1,877	1,911,024
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1, 1 Month LIBOR + 0.250%	1.745%	(c)	07/19/35	365	347,798
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR6, Class 2A1A, 1 Month LIBOR + 0.460%.	2.012%	(c)	04/25/45	649	636,918
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR9, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.000%	2.063%	(c)	08/25/46	456	425,512
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-M, Class A1	3.719%	(cc)	12/25/33	53	53,754
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR1, Class 2A1	3.234%	(cc)	02/25/35	308	310,895

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $39,719,133)					39,204,406

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SOVEREIGN BONDS — 1.9%	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Argentina Bonar Bonds (Argentina), Bonds	8.750%	05/07/24		217	$249,955
Argentina Bonar Bonds (Argentina), Sr. Unsec’d. Notes	8.000%	10/08/20		56	62,429
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	6.250%	04/22/19		548	571,838
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	6.250%	11/09/47	EUR	100	121,566
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.820%	12/31/33	EUR	58	81,017
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.820%	12/31/33	EUR	44	60,875
Cyprus Government International Bond (Cyprus), Sr. Unsec’d. Notes, EMTN	4.750%	06/25/19	EUR	1,210	1,549,579
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes	5.750%	04/29/20		149	155,792
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	4.350%	01/08/27		200	211,676
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	4.750%	01/08/26		405	439,969
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes	7.000%	05/15/27	IDR	1,516,000	117,101
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes	7.500%	08/15/32	IDR	4,486,000	349,584
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes	7.500%	05/15/38	IDR	2,191,000	169,160
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes	8.250%	05/15/36	IDR	6,522,000	535,989
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes	8.375%	03/15/24	IDR	450,000	36,876
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes	8.375%	09/15/26	IDR	1,775,000	147,816
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes	8.375%	03/15/34	IDR	1,658,000	136,257
Lebanon Government International Bond (Lebanon), Sr. Unsec’d. Notes, EMTN	6.100%	10/04/22		135	131,195
Lebanon Government International Bond (Lebanon), Sr. Unsec’d. Notes, GMTN	6.250%	11/04/24		75	72,028
Lebanon Government International Bond (Lebanon), Sr. Unsec’d. Notes	6.650%	04/22/24		50	48,830
Lebanon Government International Bond (Lebanon), Sr. Unsec’d. Notes	6.850%	03/23/27		183	176,653
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.400%	02/08/22		2,800	2,790,978
Republic of South Africa Government Bond (South Africa), Sr. Unsec’d. Notes	6.250%	03/31/36	ZAR	3,656	212,617
Russian Federal Bond (Russia), Bonds	6.400%	05/27/20	RUB	12,163	208,961
Russian Federal Bond (Russia), Bonds	7.050%	01/19/28	RUB	11,605	195,790
Russian Federal Bond (Russia), Bonds	7.400%	12/07/22	RUB	5,436	95,626
Russian Federal Bond (Russia), Bonds	7.500%	08/18/21	RUB	26,211	463,042
Russian Federal Bond (Russia), Bonds	7.750%	09/16/26	RUB	10,186	180,847
Russian Federal Bond (Russia), Bonds	8.150%	02/03/27	RUB	27,761	507,286
Russian Foreign Bond — Eurobond (Russia), Sr. Unsec’d. Notes	4.250%	06/23/27		200	205,899
South Africa Government Bond (South Africa), Bonds	6.500%	02/28/41	ZAR	1,875	106,952
South Africa Government Bond (South Africa), Bonds	8.750%	02/28/48	ZAR	1,560	114,322
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	5.500%	03/09/20		660	692,815

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SOVEREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	5.875%		05/30/22	100		$109,200
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625%		03/30/21	103		108,418
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	6.000%		03/25/27	257		273,632
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%		06/05/20	283		305,306
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.375%		02/05/25	294		338,553

TOTAL SOVEREIGN BONDS (cost $12,050,530)						12,336,429

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.5%
Federal Home Loan Mortgage Corp.	2.500%		11/01/27	3,623		3,642,521
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%	2.859%	(c)	01/01/34	29		30,617
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.340%	2.896%	(c)	12/01/26	8		8,014
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.400%	3.264%	(c)	07/01/29	19		20,279
Federal Home Loan Mortgage Corp.	3.500%		TBA	10,000		10,331,055
Federal National Mortgage Assoc	2.500%		12/01/27	2,126		2,136,855
Federal National Mortgage Assoc	2.500%		11/01/31	7,627		7,620,173
Federal National Mortgage Assoc	2.500%		11/01/31	140		139,739
Federal National Mortgage Assoc	2.500%		01/01/32	—	(r)	—
Federal National Mortgage Assoc	2.500%		02/01/32	144		144,123
Federal National Mortgage Assoc	2.500%		03/01/32	855		854,225
Federal National Mortgage Assoc	2.500%		04/01/32	32		32,326
Federal National Mortgage Assoc., 12 Month LIBOR + 1.590%	2.677%	(c)	06/01/45	4,663		4,700,764
Federal National Mortgage Assoc	3.000%		TBA	14,000		14,259,766
Federal National Mortgage Assoc., 6 Month LIBOR + 1.620%	3.045%	(c)	01/01/25	2		1,990
Federal National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.270%	3.145%	(c)	04/01/32	7		6,928
Federal National Mortgage Assoc., 12 Month LIBOR + 1.590%	3.161%	(c)	06/01/45	2,847		2,891,279
Federal National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.270%	3.524%	(c)	12/01/29	24		24,329
Federal National Mortgage Assoc	4.000%		12/01/41	398		420,067
Federal National Mortgage Assoc	4.000%		TBA	3,000		3,085,251
Federal National Mortgage Assoc	4.500%		06/01/39	27		28,668
Federal National Mortgage Assoc	4.500%		08/01/40	45		47,979
Federal National Mortgage Assoc	4.500%		02/01/41	74		79,964
Federal National Mortgage Assoc	4.500%		12/01/41	245		262,684
Federal National Mortgage Assoc	4.500%		TBA	3,000		3,043,064
Federal National Mortgage Assoc., Cost of Fundsfor the 11th District of San Francisco + 1.250%	5.000%	(c)	04/01/24	3		3,057
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%	2.250%	(c)	11/20/29	60		61,810

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%	2.375%	(c)	01/20/26		26	$27,294
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%	2.625%	(c)	05/20/24		30	31,322
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%	2.625%	(c)	06/20/26		14	14,436
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%	2.750%	(c)	07/20/24		4	3,654

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $54,098,710)						53,954,233

U.S. TREASURY OBLIGATION — 6.8%
U.S. Treasury Notes(a)(h) (cost $43,388,217)	1.750%		11/15/20		43,600	43,349,641

TOTAL LONG-TERM INVESTMENTS (cost $634,774,183)						631,928,281

				Shares
SHORT-TERM INVESTMENTS — 7.4%
AFFILIATED MUTUAL FUNDS — 7.4%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)					4,874,356	4,874,356
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $41,838,432; includes $41,800,218 of cash collateral for securities on loan)(b)(w)					41,834,265	41,834,265

TOTAL AFFILIATED MUTUAL FUNDS (cost $46,712,788)						46,708,621

				Principal Amount (000)#
FOREIGN TREASURY OBLIGATION — 0.0%
Brazil Letras do Tesouro Nacional (Brazil), (cost $106,339)	7.219%	(s)	01/01/19	BRL	372	104,992

OPTIONS PURCHASED~* — 0.0%
(cost $232,889)						76,361

TOTAL SHORT-TERM INVESTMENTS (cost $47,052,016)						46,889,974

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Value
TOTAL INVESTMENTS — 106.4% (cost $681,826,199)	$678,818,255
Liabilities in excess of other assets(z) — (6.4)%	(40,810,524)

NET ASSETS — 100.0%	$638,007,731

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $41,010,309; cash collateral of $41,800,218 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(r)	Principal or notional amount is less than $500 par.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts and market value for forward commitment contracts held at reporting period end, with the exception of options which are included in total investments, net of written options, at market value:

FORWARD COMMITMENT CONTRACTS

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)	Value
Federal National Mortgage Assoc. (proceeds receivable $3,937,603)	2.500%	TBA	01/17/18	$(3,945)	$(3,938,836)

Option Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay		Notional Amount (000)#	Value
5 Year x 5 Year Interest Rate Swap, 01/20/27	Put	Deutsche Bank AG	01/18/22	3.35%	3 Month LIBOR(Q)	3.35%	(S)	5,712	$58,864
10 Year x 10 Year Interest Rate Swap, 01/25/29	Put	Credit Suisse First Boston Corp.	01/23/19	1.38%	6 Month JPY LIBOR(S)	1.38%	(S)	JPY 3,520,000	17,497

Total Options Purchased									$76,361

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
502	90 Day Euro Dollar	Dec. 2018	$122,833,125	$122,808,025	$(25,100)
1,026	2 Year U.S.Treasury Notes	Mar. 2018	220,128,564	219,676,220	(452,344)

					(477,444)

Short Positions:
13	90 Day Euro Dollar	Mar. 2019	3,183,863	3,178,338	5,525
502	90 Day Euro Dollar	Dec. 2019	122,600,950	122,575,850	25,100
933	5 Year U.S.Treasury Notes	Mar. 2018	108,787,714	108,381,071	406,643
9	10 Year Euro-Bund	Mar. 2018	1,760,715	1,745,921	14,794
144	10 Year U.S. Treasury Notes	Mar. 2018	17,965,835	17,862,750	103,085
37	10 Year U.S. Ultra Treasury Notes	Mar. 2018	4,969,222	4,941,813	27,409
2	20 Year U.S. Treasury Bonds	Mar. 2018	306,667	306,000	667
6	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	1,001,474	1,005,938	(4,464)

					578,759

					$101,315

Cash of $824,029 has been segregated with Credit Suisse First Boston Corp. to cover requirements for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 01/04/18	Bank of New York Mellon	BRL	373	$114,600	$112,337	$(2,263)
Expiring 01/04/18	BNP Paribas	BRL	1,251	382,000	376,953	(5,047)
Expiring 01/04/18	BNP Paribas	BRL	213	65,000	64,141	(859)
Expiring 02/02/18	BNP Paribas	BRL	1,642	496,600	492,925	(3,675)
Expiring 02/02/18	BNP Paribas	BRL	26	7,800	7,742	(58)
Colombian Peso,
Expiring 01/05/18	Barclays Capital Group	COP	327,016	109,000	109,496	496
Euro,
Expiring 02/02/18	Deutsche Bank AG	EUR	58	67,856	69,573	1,717
Expiring 02/12/18	Barclays Capital Group	EUR	63	73,403	75,551	2,148
Indian Rupee,
Expiring 01/29/18	Barclays Capital Group	INR	6,217	96,000	97,048	1,048
Indonesian Rupiah,
Expiring 01/26/18	Deutsche Bank AG	IDR	2,441,871	179,404	179,467	63
Expiring 01/26/18	JPMorgan Chase	IDR	1,145,698	84,422	84,203	(219)
Expiring 01/29/18	Deutsche Bank AG	IDR	9,188,921	677,000	675,155	(1,845)
Expiring 01/29/18	JPMorgan Chase	IDR	1,184,592	87,000	87,038	38
Mexican Peso,
Expiring 01/22/18	Citigroup Global Markets	MXN	8,000	425,736	404,890	(20,846)
Russian Ruble,
Expiring 01/12/18	Bank of America	RUB	22,252	376,000	385,544	9,544
Expiring 01/30/18	Bank of America	RUB	5,649	94,000	97,666	3,666
South African Rand,
Expiring 01/17/18	Goldman Sachs & Co.	ZAR	347	27,236	27,943	707
Turkish Lira,
Expiring 06/25/18	BNP Paribas	TRY	6,629	1,712,554	1,657,506	(55,048)
Expiring 06/25/18	BNP Paribas	TRY	4,905	1,314,520	1,226,464	(88,056)
Expiring 06/25/18	BNP Paribas	TRY	2,788	723,307	697,154	(26,153)
Expiring 08/20/18	BNP Paribas	TRY	2,707	696,308	665,175	(31,133)
Expiring 08/20/18	BNP Paribas	TRY	27	7,137	6,635	(502)

				$7,816,883	$7,600,606	(216,277)

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/12/18	BNP Paribas	AUD	275	$210,673	$214,571	$(3,898)
Brazilian Real,
Expiring 01/04/18	Barclays Capital Group	BRL	106	32,500	32,025	475
Expiring 01/04/18	BNP Paribas	BRL	1,636	496,600	492,926	3,674
Expiring 01/04/18	BNP Paribas	BRL	43	13,000	12,986	14
Expiring 01/04/18	BNP Paribas	BRL	39	11,700	11,762	(62)
Expiring 01/04/18	BNP Paribas	BRL	26	7,800	7,742	58
Colombian Peso,
Expiring 01/05/18	BNP Paribas	COP	30,185	10,000	10,107	(107)
Expiring 01/05/18	Royal Bank of Scotland Group PLC	COP	164,917	54,500	55,220	(720)
Expiring 01/05/18	Royal Bank of Scotland Group PLC	COP	134,323	44,500	44,976	(476)
Euro,
Expiring 01/04/18	Hong Kong & Shanghai Bank	EUR	1,293	1,542,713	1,551,989	(9,276)
Expiring 01/12/18	Royal Bank of Scotland Group PLC	EUR	213	251,628	255,794	(4,166)
Expiring 02/02/18	Bank of New York Mellon	EUR	199	232,039	239,248	(7,209)
Expiring 02/09/18	Barclays Capital Group	EUR	187	220,257	224,686	(4,429)
Indian Rupee,
Expiring 01/29/18	JPMorgan Chase	INR	6,295	96,000	98,259	(2,259)
Indonesian Rupiah,
Expiring 01/26/18	Barclays Capital Group	IDR	1,991,866	146,021	146,394	(373)
Expiring 01/26/18	BNP Paribas	IDR	597,558	43,838	43,918	(80)
Expiring 01/26/18	Citigroup Global Markets	IDR	3,429,104	251,272	252,025	(753)
Expiring 01/26/18	Deutsche Bank AG	IDR	4,086,353	298,863	300,330	(1,467)
Expiring 01/26/18	Deutsche Bank AG	IDR	3,432,536	251,339	252,277	(938)
Expiring 01/26/18	Deutsche Bank AG	IDR	2,615,266	191,496	192,210	(714)
Expiring 01/26/18	Deutsche Bank AG	IDR	597,468	43,861	43,912	(51)
Expiring 01/26/18	JPMorgan Chase	IDR	2,884,772	211,991	212,019	(28)
Expiring 01/26/18	JPMorgan Chase	IDR	1,991,866	146,010	146,394	(384)
Expiring 01/26/18	Royal Bank of Scotland Group PLC	IDR	597,558	43,829	43,918	(89)
Expiring 02/08/18	Bank of New York Mellon	IDR	479,197	35,039	35,181	(142)
Expiring 02/08/18	Goldman Sachs & Co.	IDR	479,917	35,089	35,233	(144)
Expiring 02/08/18	JPMorgan Chase	IDR	479,917	35,082	35,234	(152)
Japanese Yen,
Expiring 01/12/18	BNP Paribas	JPY	23,484	209,000	208,570	430
Mexican Peso,
Expiring 01/04/18	BNP Paribas	MXN	5,511	294,493	279,935	14,558
Expiring 01/12/18	Bank of New York Mellon	MXN	1,512	79,333	76,686	2,647
Expiring 01/12/18	Bank of New York Mellon	MXN	175	9,159	8,853	306
Expiring 01/22/18	Barclays Capital Group	MXN	5,908	308,370	298,994	9,376
Expiring 01/22/18	Barclays Capital Group	MXN	2,453	128,048	124,155	3,893
Russian Ruble,
Expiring 01/12/18	Credit Suisse First Boston Corp.	RUB	80,270	1,342,594	1,390,781	(48,187)
South African Rand,
Expiring 01/17/18	BNP Paribas	ZAR	4,060	279,565	327,137	(47,572)
Turkish Lira,
Expiring 06/25/18	BNP Paribas	TRY	6,629	1,706,492	1,657,506	48,986
Expiring 06/25/18	Citigroup Global Markets	TRY	7,693	1,934,284	1,923,618	10,666
Expiring 08/20/18	BNP Paribas	TRY	1,154	283,929	283,433	496
Expiring 08/20/18	Citigroup Global Markets	TRY	889	220,500	218,316	2,184
Expiring 08/20/18	Citigroup Global Markets	TRY	692	171,667	170,059	1,608

				$11,925,074	$11,959,379	(34,305)

						$(250,582)

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency	$118,798	$(369,380)	$(250,582)

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Federal Republic of Brazil	12/20/22	1.000%	(Q)	102	1.061%	$2,811	$3,792	$(981)	Barclays Capital Group
Kingdom of Bahrain	12/20/22	1.000%	(Q)	45	2.767%	3,517	3,940	(423)	JPMorgan Chase
Lowe’s Companies Inc.	12/20/22	1.000%	(Q)	1,245	0.151%	(50,635)	(41,349)	(9,286)	JPMorgan Chase
Republic of Argentina	12/20/22	5.000%	(Q)	374	2.377%	(44,972)	(32,836)	(12,136)	Goldman Sachs & Co.
Republic of Argentina	12/20/22	5.000%	(Q)	209	2.377%	(25,084)	(18,620)	(6,464)	Goldman Sachs & Co.
Republic of Philippines	12/20/22	1.000%	(Q)	1,081	0.595%	(20,902)	(17,365)	(3,537)	JPMorgan Chase
Republic of South Africa	12/20/22	1.000%	(Q)	443	1.563%	11,368	18,378	(7,010)	Morgan Stanley
Republic of South Africa	12/20/22	1.000%	(Q)	177	1.563%	4,545	7,348	(2,803)	Bank of America
Target Corp.	12/20/22	1.000%	(Q)	1,245	0.502%	(29,623)	(19,091)	(10,532)	Goldman Sachs & Co.
United Mexican States	12/20/22	1.000%	(Q)	96	1.059%	234	444	(210)	Barclays Capital Group
United Mexican States	12/20/22	1.000%	(Q)	55	1.595%	134	241	(107)	Morgan Stanley
United Mexican States	12/20/22	1.000%	(Q)	54	1.059%	132	250	(118)	Morgan Stanley

						$(148,475)	$(94,868)	$(53,607)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Newmont Mining Corp.	12/20/22	1.000%	(Q)	1,245	0.514%	$28,920	$24,119	$4,801	Goldman Sachs & Co.

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.29.V1	12/20/22	5.000%	(Q)	9,570	$735,798	$808,777	$72,979
CDX.NA.IG.29.V1	12/20/22	1.000%	(Q)	22,782	521,733	550,649	28,916

					$1,257,531	$1,359,426	$101,895

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.9.BBB-	09/17/58	3.000%	(M)	4,540	$(501,020)	$(491,542)	$(9,478)	Goldman Sachs & Co.
CMBX.NA.9.BBB-	09/17/58	3.000%	(M)	2,440	(269,271)	(247,975)	(21,296)	Goldman Sachs & Co.
CMBX.NA.9.BBB-	09/17/58	3.000%	(M)	2,200	(242,785)	(295,691)	52,906	Credit Suisse First Boston Corp.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2) (continued):
CMBX.NA.9.BBB-	09/17/58	3.000%(M)	1,385	$(152,844)	$(155,371)	$2,527	Credit Suisse First Boston Corp.
CMBX.NA.9.BBB-	09/17/58	3.000%(M)	430	(47,453)	(41,853)	(5,600)	Credit Suisse First Boston Corp.

				$(1,213,373)	$(1,232,432)	$19,059

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
MXN	41,263	01/28/19	7.361%(M)	28 Day Mexican Interbank Rate(1)(M)	$—	$14,401	$14,401
MXN	35,835	02/20/20	7.320%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(24,686)	(24,686)
MXN	34,320	04/29/20	7.160%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(30,870)	(30,870)
MXN	12,214	03/07/22	7.445%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(9,171)	(9,171)

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
MXN	6,107	03/07/22	7.480%(M)	28 Day Mexican Interbank Rate(2)(M)	$—	$(4,187)	$(4,187)
MXN	6,107	03/07/22	7.470%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(4,300)	(4,300)
MXN	2,420	10/07/22	7.130%(M)	28 Day Mexican Interbank Rate(1)(M)	—	3,558	3,558
MXN	978	10/10/22	7.140%(M)	28 Day Mexican Interbank Rate(1)(M)	—	1,423	1,423
MXN	3,217	10/14/22	7.105%(M)	29 Day Mexican Interbank Rate(1)(M)	(4)	4,930	4,934
MXN	2,441	10/14/22	7.110%(M)	28 Day Mexican Interbank Rate(1)(M)	(3)	3,714	3,717
	16,340	01/20/19	1.487%(S)	3 Month LIBOR(2)(Q)	—	(6,713)	(6,713)
	11,000	02/29/20	1.359%(S)	3 Month LIBOR(1)(Q)	—	132,581	132,581
	10,910	02/29/20	1.374%(S)	3 Month LIBOR(1)(Q)	—	127,671	127,671
	5,880	02/29/20	1.318%(S)	3 Month LIBOR(1)(Q)	—	76,587	76,587
	5,440	02/29/20	1.350%(S)	3 Month LIBOR(1)(Q)	—	66,665	66,665
	5,440	02/29/20	1.320%(S)	3 Month LIBOR(1)(Q)	—	69,279	69,279
	4,840	02/29/20	1.318%(S)	3 Month LIBOR(1)(Q)	—	62,996	62,996
	21,755	05/31/20	1.622%(S)	3 Month LIBOR(2)(Q)	—	(246,563)	(246,563)
	6,790	01/20/22	1.946%(S)	3 Month LIBOR(1)(Q)	—	31,728	31,728
	1,905	01/20/27	2.700%(S)	3 Month LIBOR(2)(Q)	—	12,844	12,844

					$(7)	$281,887	$281,894

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
BRL	4,811	01/02/18	9.980%(T)	1 Day BROIS(1)(T)	$(7,352)	$—	$(7,352)	JPMorgan Chase
BRL	4,811	01/02/18	9.985%(T)	1 Day BROIS(1)(T)	(7,405)	—	(7,405)	Citigroup Global Markets
BRL	1,515	01/02/18	8.980%(T)	1 Day BROIS(1)(T)	(545)	—	(545)	Citigroup Global Markets
BRL	4,144	01/02/19	9.250%(T)	1 Day BROIS(2)(T)	32,434	—	32,434	Citigroup Global Markets
BRL	3,934	01/02/19	9.275%(T)	1 Day BROIS(2)(T)	31,207	—	31,207	JPMorgan Chase
BRL	2,056	01/02/19	7.750%(T)	1 Day BROIS(1)(T)	(5,373)	—	(5,373)	Bank of America

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
BRL	2,047	01/02/19	8.000%(T)	1 Day BROIS(1)(T)	$(7,174)	$—	$(7,174)	Citigroup Global Markets
BRL	913	01/04/21	9.135%(T)	1 Day BROIS(2)(T)	2,729	—	2,729	Bank of America
BRL	912	01/02/23	9.840%(T)	1 Day BROIS(2)(T)	2,567	—	2,567	Citigroup Global Markets
BRL	479	01/02/23	9.850%(T)	1 Day BROIS(2)(T)	1,414	—	1,414	Citigroup Global Markets
BRL	479	01/02/23	9.610%(T)	1 Day BROIS(2)(T)	(459)	—	(459)	Bank of America
MXN	15,750	11/21/18	7.060%(M)	28 Day Mexican Interbank Rate(2)(M)	(6,903)	—	(6,903)	JPMorgan Chase
MXN	13,125	11/21/18	7.070%(M)	28 Day Mexican Interbank Rate(2)(M)	(5,692)	—	(5,692)	Citigroup Global Markets
MXN	22,400	11/28/18	6.980%(M)	28 Day Mexican Interbank Rate(2)(M)	(11,031)	—	(11,031)	Citigroup Global Markets
MXN	12,707	11/28/18	6.980%(M)	28 Day Mexican Interbank Rate(2)(M)	(6,280)	—	(6,280)	JPMorgan Chase
MXN	1,742	07/17/25	6.325%(M)	28 Day Mexican Interbank Rate(2)(M)	(8,139)	—	(8,139)	Citigroup Global Markets
MXN	5,260	08/06/25	6.330%(M)	28 Day Mexican Interbank Rate(2)(M)	(25,067)	(56)	(25,011)	Citigroup Global Markets
MXN	6,621	08/11/25	6.307%(M)	28 Day Mexican Interbank Rate(1)(M)	32,038	69	31,969	Deutsche Bank AG
MXN	1,784	08/11/25	6.310%(M)	28 Day Mexican Interbank Rate(1)(M)	8,615	18	8,597	Bank of America
MXN	1,784	08/11/25	6.310%(M)	28 Day Mexican Interbank Rate(1)(M)	8,615	18	8,597	Bank of America

					$28,199	$49	$28,150

Cash of $911,000 has been segregated with Credit Suisse First Boston Corp. to cover requirements for open swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$58,617	$(1,361,749)	$179,748	$(181,345)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$75,659,974	$—
Collateralized Loan Obligations	—	27,584,484	—
Credit Cards	—	15,753,596	—
Equipment	—	3,523,908	—
Home Equity Loans	—	183,790	—
Other	—	3,632,500	—
Residential Mortgage-Backed Securities	—	5,122,294	—
Student Loans	—	20,709,848	—
Commercial Mortgage-Backed Securities	—	83,162,187	—
Corporate Bonds	—	247,750,991	—
Residential Mortgage-Backed Securities	—	39,204,406	—
Sovereign Bonds	—	12,336,429	—
U.S. Government Agency Obligations	—	53,954,233	—
U.S. Treasury Obligation	—	43,349,641	—
Affiliated Mutual Funds	46,708,621	—	—
Foreign Treasury Obligation	—	104,992	—
Options Purchased	—	76,361	—
Other Financial Instruments*
Forward Commitment Contracts	—	(3,938,836)	—
Futures Contracts	101,315	—	—
OTC Forward Foreign Currency Contracts	—	(250,582)	—
Centrally Cleared Credit Default Swap Agreements	—	101,895	—
OTC Credit Default Swap Agreements	—	(1,332,928)	—
Centrally Cleared Interest Rate Swap Agreements	—	281,894	—
OTC Interest Rate Swap Agreements	—	28,199	—

Total	$46,809,936	$626,999,276	$—

*	Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

During the period, there were no transfers between Level 1, Level 2, and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Banks	14.8%
Commercial Mortgage-Backed Securities	13.0
Automobiles	11.9
U.S. Government Agency Obligations	8.5
Affiliated Mutual Funds (6.6% represents investments purchased with collateral from securities on loan)	7.4
Residential Mortgage-Backed Securities	6.9
U.S. Treasury Obligation	6.8
Collateralized Loan Obligations	4.3
Student Loans	3.2
Diversified Financial Services	2.8
Credit Cards	2.5
Sovereign Bonds	1.9
Real Estate Investment Trusts (REITs)	1.9
Auto Manufacturers	1.6
Pharmaceuticals	1.6
Semiconductors	1.5
Multi-National	1.2

Agriculture	1.1%
Insurance	1.1
Electric	1.0
Trucking & Leasing	1.0
Airlines	1.0
Pipelines	0.9
Telecommunications	0.9
Media	0.8
Computers	0.7
Healthcare-Products	0.6
Other	0.6
Equipment	0.6
Iron/Steel	0.4
Software	0.4
Oil & Gas	0.4
Foods	0.4
Retail	0.3
Transportation	0.3
Internet	0.3
Healthcare-Services	0.2
Home Builders	0.2
Private Equity	0.2
Beverages	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Aerospace & Defense	0.1%
Lodging	0.1
Electronics	0.1
Oil & Gas Services	0.1
Biotechnology	0.1
Office/Business Equipment	0.1
Leisure Time	0.1
Advertising	0.1
Mining	0.1
Hotels & Motels	0.1
Auto Parts & Equipment	0.0	*

Engineering & Construction	0.0	%*
Home Equity Loans	0.0	*
Foreign Treasury Obligation	0.0	*
Options Purchased	0.0	*

	106.4
Liabilities in excess of other assets	(6.4)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$101,895	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	58,512		Premiums received for OTC swap agreements	1,361,693
Credit contracts	Unrealized appreciation on OTC swap agreements	60,234		Unrealized depreciation on OTC swap agreements	89,981
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	118,798		Unrealized depreciation on OTC forward foreign currency exchange contracts	369,380
Interest rate contracts	Due from/to broker — variation margin futures	583,223	*	Due from/to broker — variation margin futures	481,908	*
Interest rate contracts	Due from/to broker — variation margin swaps	608,384	*	Due from/to broker — variation margin swaps	326,490	*
Interest rate contracts	Premiums paid for OTC swap agreements	105		Premiums received for OTC swap agreements	56
Interest rate contracts	Unaffiliated investments	76,361		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	119,514		Unrealized depreciation on OTC swap agreements	91,364

Total		$1,727,026			$2,720,872

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$2,473,920
Foreign exchange contracts	(501,445)	—	—	76,092	—
Interest rate contracts	(167,977)	465,790	(1,267,295)	—	(484,480)

Total	$(669,422)	$465,790	$(1,267,295)	$76,092	$1,989,440

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(1,099,341)
Foreign exchange contracts	(10,910)	—	—	(2,132,581)	—
Interest rate contracts	(78,785)	(46,867)	328,676	—	87,209

Total	$(89,695)	$(46,867)	$328,676	$(2,132,581)	$(1,012,132)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts - Purchased(3)	Forward Foreign Currency Exchange Contracts - Sold(3)	Cross Currency Exchange Contracts(2)
$291,045	$91,615,000	$231,793,329	$162,441,747	$10,631,881	$24,613,694	$21,114,396

Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)	Interest Rate Swap Agreements(4)
$9,321,193	$42,297,980	$135,038,443

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$41,010,309	$(41,010,309)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$40,517	$(8,635)	$31,882	$(30,000)	$1,882
Bank of New York Mellon	2,953	(9,614)	(6,661)	—	(6,661)
Barclays Capital Group	21,672	(5,993)	15,679	—	15,679
BNP Paribas	68,216	(262,250)	(194,034)	—	(194,034)
Citigroup Global Markets	50,873	(86,652)	(35,779)	35,779	—
Credit Suisse First Boston Corp.	72,930	(546,702)	(473,772)	473,772	—
Deutsche Bank AG	92,682	(5,015)	87,667	(87,667)	—
Goldman Sachs & Co.	29,627	(870,114)	(840,487)	807,796	(32,691)
Hong Kong & Shanghai Bank	—	(9,276)	(9,276)	—	(9,276)
JPMorgan Chase.	35,185	(95,537)	(60,352)	60,000	(352)
Morgan Stanley	18,869	(7,235)	11,634	(11,634)	—
Royal Bank of Scotland Group PLC	—	(5,451)	(5,451)	5,451	—

	$433,524	$(1,912,474)	$(1,478,950)	$1,253,497	$(225,453)

(1)	Includes unrealized appreciation)depreciation on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosure by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $41,010,309:
Unaffiliated investments (cost $635,113,411)	$632,109,634
Affiliated investments (cost $46,712,788)	46,708,621
Foreign currency, at value (cost $20,826,329)	20,896,439
Receivable for fund share sold	9,750,564
Receivable for investments sold	3,940,531
Dividends and interest receivable.	2,963,168
Cash segregated for Counterparty — OTC	927,796
Deposit with broker for centrally cleared swaps	911,000
Deposit with broker for futures	824,029
Unrealized appreciation on OTC swap agreements	179,748
Unrealized appreciation on OTC forward foreign currency contracts	118,798
Premiums paid for OTC swap agreements	58,617
Due from broker-variation margin swaps	11,474
Prepaid expenses	14,446

Total Assets	719,414,865

LIABILITIES:
Payable to broker for collateral for securities on loan	41,800,218
Payable for investments purchased	33,231,594
Forward commitment contracts, at value (proceeds receivable $3,937,603)	3,938,836
Premiums received for OTC swap agreements	1,361,749
Unrealized depreciation on OTC forward foreign currency contracts	369,380
Unrealized depreciation on OTC swap agreements	181,345
Cash segregated from counterparty — OTC	150,000
Management fees payable	115,996
Accrued expenses and other liabilities	93,803
Due to broker-variation margin futures	71,762
Payable for fund share repurchased	66,385
Distribution fee payable	25,701
Affiliated transfer agent fee payable	365

Total Liabilities	81,407,134

NET ASSETS	$638,007,731

Net assets were comprised of:
Paid-in capital	$618,544,209
Retained earnings	19,463,522

Net assets, December 31, 2017	$638,007,731

Net asset value and redemption price per share, $638,007,731 / 59,427,894 outstanding shares of beneficial interest	$10.74

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income	$15,290,705
Affiliated dividend income	164,047
Income from securities lending, net (including affiliated income of $43,234)	48,435

15,503,187

EXPENSES
Management fees	3,045,691
Distribution fee	1,603,076
Custodian and accounting fees	202,011
Audit fee	64,863
Shareholders’ reports	18,829
Trustees’ fees	15,982
Legal fees and expenses	13,285
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,857
Miscellaneous	23,289

Total expenses	4,994,883
Less: management fee waivers and/or expense reimbursement	(365,501)

Net expenses	4,629,382

NET INVESTMENT INCOME (LOSS)	10,873,805

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,746)) (net of foreign capital gains taxes $(1,610))	(876,533)
Futures transactions	(1,267,295)
Options written transactions	465,790
Swap agreements transactions	1,989,440
Forward currency contracts transactions	76,092
Foreign currency transactions	(408,100)

(20,606)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(4,167))	2,634,621
Futures	328,676
Options written	(46,867)
Swap agreements	(1,012,132)
Forward currency contracts	(2,132,581)
Foreign currencies	49,149

(179,134)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(199,740)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,674,065

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$10,873,805	$8,944,666
Net realized gain (loss) on investment and foreign currency transactions	(20,606)	(1,017,900)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(179,134)	4,432,395

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,674,065	12,359,161

FUND SHARE TRANSACTIONS:
Fund share sold [7,798,111 and 8,372,360 shares, respectively]	83,303,914	87,720,173
Fund share repurchased [9,312,816 and 30,473,589 shares, respectively]	(99,471,465)	(319,692,564)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(16,167,551)	(231,972,391)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,493,486)	(219,613,230)
NET ASSETS:
Beginning of year	643,501,217	863,114,447

End of year	$638,007,731	$643,501,217

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 89.0%
COMMON STOCKS — 52.9%	Shares	Value
Aerospace & Defense — 0.9%
Aerojet Rocketdyne Holdings, Inc.*	12,100	$377,519
Axon Enterprise, Inc.*(a)	107,100	2,838,150
Boeing Co. (The)	212,400	62,638,884
BWX Technologies, Inc.	64,200	3,883,458
Cubic Corp.	9,000	530,550
HEICO Corp. (Class A Stock)	20,496	1,620,209
Maxar Technologies Ltd. (Canada)	22,663	1,457,684
Meggitt PLC (United Kingdom)	2,298,764	14,926,668
Northrop Grumman Corp.	59,800	18,353,218
Rockwell Collins, Inc.	68,200	9,249,284
Teledyne Technologies, Inc.*	5,600	1,014,440
Textron, Inc.	327,600	18,538,884
Triumph Group, Inc.(a)	90,300	2,456,160

		137,885,108

Air Freight & Logistics — 0.2%
C.H. Robinson Worldwide, Inc.(a)	96,946	8,636,919
FedEx Corp.	99,600	24,854,184

		33,491,103

Airlines — 0.4%
Alaska Air Group, Inc.	21,600	1,587,815
American Airlines Group, Inc.	415,500	21,618,465
Delta Air Lines, Inc.(a)	373,100	20,893,600
United Continental Holdings, Inc.*	219,800	14,814,520

		58,914,400

Auto Components — 0.4%
Adient PLC	31,900	2,510,529
Aisin Seiki Co. Ltd. (Japan)	121,000	6,778,734
Autoliv, Inc. (Sweden)	88,890	11,330,591
Gentherm, Inc.*	89,700	2,847,975
GKN PLC (United Kingdom)	1,850,553	7,957,945
Koito Manufacturing Co. Ltd. (Japan)	72,900	5,103,975
Magna International, Inc. (Canada)	338,000	19,154,460
Sumitomo Rubber Industries Ltd. (Japan)	291,100	5,395,030

		61,079,239

Automobiles — 0.5%
Bayerische Motoren Werke AG (Germany)	83,908	8,699,738
Honda Motor Co. Ltd. (Japan)	469,700	16,029,687
Suzuki Motor Corp. (Japan)	239,100	13,839,982
Tesla, Inc.*(a)	44,900	13,979,615
Toyota Motor Corp. (Japan)	388,500	24,759,106

		77,308,128

Banks — 4.6%
ABN AMRO Group NV (Netherlands), GDR, 144A	243,597	7,853,759
Ameris Bancorp	68,800	3,316,160
Australia & New Zealand Banking Group Ltd. (Australia)	889,887	19,852,535
Bank of America Corp.	938,491	27,704,254
BankUnited, Inc.	107,300	4,369,256
Barclays PLC (United Kingdom), ADR(a)	337,906	3,683,175
BNP Paribas SA (France)	375,520	27,934,334
Bridge Bancorp, Inc.	52,400	1,834,000
Citigroup, Inc.	918,731	68,362,774
Citizens Financial Group, Inc.	285,700	11,993,686

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
CoBiz Financial, Inc.	84,690	$1,692,953
Commerzbank AG (Germany)*	399,250	5,955,708
Danske Bank A/S (Denmark)	348,790	13,575,604
DBS Group Holdings Ltd. (Singapore)	1,075,262	19,888,349
DNB ASA (Norway)	1,301,888	24,099,791
East West Bancorp, Inc.	57,800	3,515,974
Erste Group Bank AG (Austria)*	243,540	10,553,919
Fifth Third Bancorp	907,900	27,545,686
First Republic Bank	243,202	21,071,021
Hilltop Holdings, Inc.	108,100	2,738,173
Home BancShares, Inc.(a)	132,636	3,083,787
ING Groep NV (Netherlands)	1,500,519	27,544,552
Intesa Sanpaolo SpA (Italy)	4,692,249	15,568,185
JPMorgan Chase & Co.	858,868	91,847,344
KeyCorp	580,600	11,710,702
Lloyds Banking Group PLC (United Kingdom)	19,962,992	18,305,680
Mitsubishi UFJ Financial Group, Inc. (Japan)	2,139,500	15,571,207
National Bank Holdings Corp. (Class A Stock)	54,400	1,764,192
National Bank of Canada (Canada)	380,400	18,980,659
Nordea Bank AB (Sweden)	2,020,192	24,460,412
Pacific Premier Bancorp, Inc.*	60,800	2,432,000
Pinnacle Financial Partners, Inc.	44,968	2,981,378
Popular, Inc. (Puerto Rico)	80,700	2,864,043
Prosperity Bancshares, Inc.(a)	43,110	3,020,718
Seacoast Banking Corp. of Florida*	71,900	1,812,599
Signature Bank*	34,000	4,666,840
Standard Chartered PLC (United Kingdom)*	862,472	9,057,304
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	399,881	15,821,695
SVB Financial Group*	20,900	4,885,793
Svenska Handelsbanken AB (Sweden) (Class A Stock)	1,403,561	19,181,126
Texas Capital Bancshares, Inc.*	35,660	3,170,174
Towne Bank	112,200	3,450,150
U.S. Bancorp	174,300	9,338,994
United Overseas Bank Ltd. (Singapore)	529,400	10,436,071
Webster Financial Corp.(a)	76,900	4,318,704
Wells Fargo & Co.	1,215,008	73,714,535
Westamerica Bancorporation(a)	17,900	1,065,945
Western Alliance Bancorp*	90,200	5,107,124

		713,703,024

Beverages — 0.9%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	17,000	3,248,700
Coca-Cola Co. (The)	669,000	30,693,720
Constellation Brands, Inc. (Class A Stock)	59,600	13,622,772
Diageo PLC (United Kingdom)	539,826	19,786,936
Dr. Pepper Snapple Group, Inc.	131,700	12,782,802
Kirin Holdings Co. Ltd. (Japan)	556,600	14,027,110
PepsiCo, Inc.	338,046	40,538,476

		134,700,516

Biotechnology — 1.4%
AbbVie, Inc.	285,100	27,572,021
Acceleron Pharma, Inc.*(a)	100,900	4,282,195

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Alexion Pharmaceuticals, Inc.*	123,339	$14,750,111
Alnylam Pharmaceuticals, Inc.*(a)	44,000	5,590,199
Amgen, Inc.	98,600	17,146,540
Biogen, Inc.*	76,400	24,338,748
BioMarin Pharmaceutical, Inc.*	91,000	8,114,470
Bioverativ, Inc.*	77,700	4,189,584
Calyxt, Inc.*(a)	3,750	82,613
Celgene Corp.*	171,300	17,876,868
CSL Ltd. (Australia)	59,830	6,574,943
Exelixis, Inc.*	249,400	7,581,760
Gilead Sciences, Inc.	187,996	13,468,033
Incyte Corp.*	111,700	10,579,107
Ironwood Pharmaceuticals, Inc.*(a)	142,000	2,128,580
Neurocrine Biosciences, Inc.*(a)	59,000	4,577,810
Regeneron Pharmaceuticals, Inc.*	1,700	639,132
Sage Therapeutics, Inc.*(a)	34,400	5,666,024
Shire PLC, ADR(a)	148,540	23,041,525
TESARO, Inc.*(a)	31,700	2,626,979
United Therapeutics Corp.*(a)	11,200	1,657,040
Vertex Pharmaceuticals, Inc.*	116,567	17,468,731

		219,953,013

Building Products — 0.3%
A.O. Smith Corp.	83,800	5,135,264
Allegion PLC(a)	73,100	5,815,835
Armstrong World Industries, Inc.*	8,500	514,675
Fortune Brands Home & Security, Inc.	123,700	8,466,028
Insteel Industries, Inc.(a)	40,500	1,146,960
Johnson Controls International PLC(a)	472,018	17,988,606
Quanex Building Products Corp.(a)	119,900	2,805,660
Simpson Manufacturing Co., Inc.	4,000	229,640

		42,102,668

Capital Markets — 1.2%
Ameriprise Financial, Inc.	33,206	5,627,421
BlackRock, Inc.	14,800	7,602,908
Cboe Global Markets, Inc.	107,700	13,418,343
Charles Schwab Corp. (The)	374,902	19,258,716
Close Brothers Group PLC (United Kingdom)	112,492	2,197,874
CME Group, Inc.	37,880	5,532,374
FactSet Research Systems, Inc.(a)	27,700	5,339,452
Financial Engines, Inc.(a)	102,500	3,105,750
Franklin Resources, Inc.	142,900	6,191,857
GAM Holding AG (Switzerland)*	475,022	7,664,815
Goldman Sachs Group, Inc. (The)	11,000	2,802,360
Intercontinental Exchange, Inc.	235,170	16,593,595
Janus Henderson Group PLC (United Kingdom)(a)	53,277	2,038,378
KKR & Co. LP	149,700	3,152,682
Macquarie Group Ltd. (Australia)	171,634	13,275,013
Morgan Stanley	553,800	29,057,886
S&P Global, Inc.	55,599	9,418,471
State Street Corp.	126,371	12,335,073
TD Ameritrade Holding Corp.	440,900	22,543,217

		187,156,185

Chemicals — 1.4%
Agrium, Inc. (Canada)	4,015	461,725

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
AgroFresh Solutions, Inc.*	82,600	$611,239
Air Liquide SA (France)	93,649	11,772,985
Air Products & Chemicals, Inc.	120,007	19,690,749
Akzo Nobel NV (Netherlands)	5,888	516,642
Albemarle Corp.(a)	1,100	140,679
Asahi Kasei Corp. (Japan)	1,210,000	15,571,970
Axalta Coating Systems Ltd.*	10,205	330,234
BASF SE (Germany)	132,821	14,561,317
Cabot Corp.	24,300	1,496,637
Celanese Corp. (Class A Stock)	31,100	3,330,188
CF Industries Holdings, Inc.	190,024	8,083,621
Corbion NV (Netherlands)	8,107	262,599
Covestro AG (Germany), 144A	84,169	8,666,564
Croda International PLC (United Kingdom)	8,813	525,365
DowDuPont, Inc.	682,231	48,588,492
GCP Applied Technologies, Inc.*	53,500	1,706,650
Incitec Pivot Ltd. (Australia)	101,586	307,812
Johnson Matthey PLC (United Kingdom)	221,308	9,170,624
KMG Chemicals, Inc.	69,500	4,592,560
Koninklijke DSM NV (Netherlands)	5,170	493,857
Minerals Technologies, Inc.	26,100	1,796,985
Orion Engineered Carbons SA (Luxembourg)	5,600	143,359
PPG Industries, Inc.(a)	99,800	11,658,636
Praxair, Inc.	5,612	868,064
RPM International, Inc.	199,326	10,448,669
Sherwin-Williams Co. (The)	31,001	12,711,650
Symrise AG (Germany)	4,378	375,364
Tosoh Corp. (Japan)	165,000	3,722,433
Umicore SA (Belgium)	262,088	12,409,565
Valvoline, Inc.(a)	262,967	6,589,953
Victrex PLC (United Kingdom)	8,880	316,184
W-Scope Corp. (Japan)	7,800	161,177
Yara International ASA (Norway)	8,538	392,017

		212,476,565

Commercial Services & Supplies — 0.3%
Copart, Inc.*	87,200	3,766,168
HNI Corp.	46,600	1,797,362
KAR Auction Services, Inc.	22,200	1,121,322
Mobile Mini, Inc.(a)	72,850	2,513,325
Rollins, Inc.(a)	87,200	4,057,416
Stericycle, Inc.*(a)	255,800	17,391,842
Waste Connections, Inc. (Canada)	162,300	11,513,562

		42,160,997

Communications Equipment — 0.6%
Cisco Systems, Inc.	1,426,594	54,638,550
Harris Corp.	167,200	23,683,880
Palo Alto Networks, Inc.*	28,900	4,188,766
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	948,618	6,260,623

		88,771,819

Construction & Engineering — 0.0%
Aegion Corp.*	60,600	1,541,057
Jacobs Engineering Group, Inc.	4,100	270,436
Valmont Industries, Inc.	10,400	1,724,840

		3,536,333

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	33,300	$7,360,632
Vulcan Materials Co.	129,686	16,647,792

		24,008,424

Consumer Finance — 0.3%
Ally Financial, Inc.	625,100	18,227,915
Capital One Financial Corp.	54,700	5,447,026
Credit Saison Co. Ltd. (Japan)	394,600	7,165,667
SLM Corp.*	352,600	3,984,380
Synchrony Financial(a)	314,100	12,127,401

		46,952,389

Containers & Packaging — 0.2%
Amcor Ltd. (Australia)	954,374	11,435,614
Ball Corp.(a)	399,100	15,105,935
Bemis Co., Inc.	77,000	3,679,830
Graphic Packaging Holding Co.	143,400	2,215,530
International Paper Co.	46,100	2,671,034
Myers Industries, Inc.	142,300	2,774,850
Orora Ltd. (Australia)	143,806	378,823
Vidrala SA (Spain)	3,945	399,852

		38,661,468

Distributors — 0.0%
Core-Mark Holding Co., Inc.(a)	39,600	1,250,568

Diversified Consumer Services — 0.0%
Ascent Capital Group, Inc. (Class A Stock)*	37,142	426,762
Bright Horizons Family Solutions, Inc.*	8,500	799,000
Service Corp. International(a)	115,900	4,325,388
ServiceMaster Global Holdings, Inc.*	55,000	2,819,850

		8,371,000

Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc. (Class B Stock)*	193,198	38,295,708
Challenger Ltd. (Australia)	1,404,183	15,313,315
Element Fleet Management Corp. (Canada)	1,378,200	10,415,990
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	1,377,800	8,177,629
Sentinel Energy Services, Inc.*	12,279	122,422
Voya Financial, Inc.	314,600	15,563,262

		87,888,326

Diversified Telecommunication Services — 1.0%
AT&T, Inc.	723,915	28,145,815
KT Corp. (South Korea)	263,441	7,443,324
Nippon Telegraph & Telephone Corp. (Japan)	760,600	35,758,931
TDC A/S (Denmark)	2,437,761	14,974,445
Telecom Italia SpA (Italy)	10,172,725	7,215,953
Telefonica Deutschland Holding AG (Germany)	2,676,700	13,396,154
Telefonica SA (Spain)	1,092,039	10,633,972
Telstra Corp. Ltd. (Australia)	1,133,989	3,205,617
Verizon Communications, Inc.	616,200	32,615,466
Zayo Group Holdings, Inc.*	28,900	1,063,520

		154,453,197

Electric Utilities — 0.8%
American Electric Power Co., Inc.	6,629	487,696
Entergy Corp.	59,500	4,842,705

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
Eversource Energy	310,447	$19,614,041
Great Plains Energy, Inc.	100,100	3,227,224
NextEra Energy, Inc.	253,900	39,656,641
OGE Energy Corp.	99,900	3,287,709
PNM Resources, Inc.	81,800	3,308,810
Red Electrica Corp. SA (Spain)	24,526	550,539
Southern Co. (The)	565,400	27,190,086
SSE PLC (United Kingdom)	326,585	5,805,948
Westar Energy, Inc.	189,517	10,006,498

		117,977,897

Electrical Equipment — 0.6%
ABB Ltd. (Switzerland)	763,250	20,443,151
Acuity Brands, Inc.(a)	39,800	7,004,799
Hubbell, Inc.	81,800	11,070,812
Legrand SA (France)	193,080	14,843,739
Mitsubishi Electric Corp. (Japan)	1,827,200	30,281,422
Rockwell Automation, Inc.	40,200	7,893,270
Sensata Technologies Holding NV*(a)	185,200	9,465,571
Siemens Gamesa Renewable Energy SA (Spain)	7,831	107,234
Vestas Wind Systems A/S (Denmark)	1,792	123,828

		101,233,826

Electronic Equipment, Instruments & Components — 0.3%
AVX Corp.	122,800	2,124,439
Belden, Inc.	41,550	3,206,414
Coherent, Inc.*	19,200	5,418,624
Control4 Corp.*	88,500	2,633,760
Hamamatsu Photonics KK (Japan)	152,000	5,098,164
Keysight Technologies, Inc.*	192,400	8,003,840
Omron Corp. (Japan)	218,500	12,996,152
TE Connectivity Ltd.	160,800	15,282,431

		54,763,824

Energy Equipment & Services — 0.2%
Baker Hughes a GE Co.	354,500	11,216,380
Dril-Quip, Inc.*(a)	30,400	1,450,080
Ensco PLC (Class A Stock)(a)	460,400	2,720,963
Exterran Corp.*	94,450	2,969,508
Frank’s International NV(a)	13,100	87,115
Halliburton Co.	6,500	317,655
Helix Energy Solutions Group, Inc.*	23,446	176,783
Keane Group, Inc.*(a)	210,300	3,997,803
NCS Multistage Holdings, Inc.*(a)	46,600	686,884
Oceaneering International, Inc.(a)	9,100	192,374
Schlumberger Ltd.	79,927	5,386,281
Tenaris SA (Luxembourg)	27,348	434,066
US Silica Holdings, Inc.(a)	7,833	255,042
WorleyParsons Ltd. (Australia)*	732,225	8,160,874

		38,051,808

Equity Real Estate Investment Trusts (REITs) — 1.9%
Acadia Realty Trust	97,871	2,677,751
Alexander & Baldwin, Inc.	96,200	2,668,587
Alexandria Real Estate Equities, Inc.	10,634	1,388,694
American Campus Communities, Inc.	34,341	1,409,011
American Tower Corp.	141,501	20,187,948
AvalonBay Communities, Inc.	72,611	12,954,529
Boston Properties, Inc.	17,696	2,301,011

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Camden Property Trust	56,814	$5,230,297
Canadian Real Estate Investment Trust (Canada)	9,200	338,870
CapitaLand Mall Trust (Singapore)	484,400	770,647
Cedar Realty Trust, Inc.	118,067	717,847
Charter Hall Retail REIT (Australia)	182,949	592,926
Concentradora Fibra Danhos SA de CV (Mexico)	296,600	461,286
Crown Castle International Corp.	175,294	19,459,387
CubeSmart	7,846	226,906
DCT Industrial Trust, Inc.	33,814	1,987,587
Derwent London PLC (United Kingdom)	18,276	768,928
Douglas Emmett, Inc.	64,700	2,656,582
EastGroup Properties, Inc.	30,300	2,677,914
Equinix, Inc.	26,200	11,874,364
Equity Commonwealth*	134,400	4,100,544
Equity Residential	283,598	18,085,044
Essex Property Trust, Inc.	12,733	3,073,364
Federal Realty Investment Trust	13,805	1,833,442
Gecina SA (France)	5,727	1,057,473
GGP, Inc.	499,487	11,683,001
Great Portland Estates PLC (United Kingdom)	760,102	7,054,282
Healthcare Realty Trust, Inc.	37,993	1,220,335
Highwoods Properties, Inc.	11,500	585,465
Host Hotels & Resorts, Inc.	41,481	823,398
Hudson Pacific Properties, Inc.	24,132	826,521
Inmobiliaria Colonial Socimi SA (Spain)	62,132	616,781
JBG SMITH Properties	110,776	3,847,250
Kilroy Realty Corp.	22,761	1,699,109
Kimco Realty Corp.(a)	49,900	905,685
Klepierre SA (France)	9,179	403,456
LaSalle Hotel Properties(a)	93,400	2,621,738
Macerich Co. (The)	37,654	2,473,115
Mitsui Fudosan Logistics Park, Inc. (Japan)	120	381,197
Mori Hills REIT Investment Corp. (Japan)	456	551,109
Nippon Accommodations Fund, Inc. (Japan)	216	890,704
Nippon Prologis REIT, Inc. (Japan)	183	386,673
Paramount Group, Inc.(a)	214,400	3,398,240
Pebblebrook Hotel Trust(a)	17,000	631,890
Prologis, Inc.	348,167	22,460,253
PS Business Parks, Inc.	3,700	462,833
Public Storage	12,959	2,708,431
Pure Industrial Real Estate Trust (Canada)	43,500	234,283
Rayonier, Inc.	125,700	3,975,891
Regency Centers Corp.	190,445	13,174,985
Saul Centers, Inc.	22,800	1,407,900
SBA Communications Corp.*	40,300	6,583,408
Scentre Group (Australia)	3,564,395	11,626,954
Shaftesbury PLC (United Kingdom)	68,054	959,385
Simon Property Group, Inc.	19,035	3,269,071
SL Green Realty Corp.	119,447	12,055,786
Sunstone Hotel Investors, Inc.	74,477	1,231,105
Taubman Centers, Inc.(a)	38,100	2,492,883
Terreno Realty Corp.	76,100	2,668,066
Unibail-Rodamco SE (France)	55,754	14,030,564
UNITE Group PLC (The) (United Kingdom)	87,579	952,137
Urban Edge Properties	194,017	4,945,493

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Urstadt Biddle Properties, Inc. (Class A Stock)	73,350	$1,594,629
VEREIT, Inc.	453,400	3,531,986
Vicinity Centres (Australia)	340,748	721,735
Vornado Realty Trust	161,139	12,597,847
Washington Prime Group, Inc.(a)	211,400	1,505,168
Washington Real Estate Investment Trust	44,600	1,387,952
Weingarten Realty Investors	75,744	2,489,705
Weyerhaeuser Co.	202,307	7,133,345

		296,702,683

Food & Staples Retailing — 0.6%
Casey’s General Stores, Inc.(a)	35,400	3,962,676
Costco Wholesale Corp.	110,400	20,547,648
CVS Health Corp.	277,374	20,109,615
Seven & i Holdings Co. Ltd. (Japan)	369,200	15,294,631
Sprouts Farmers Market, Inc.*	108,100	2,632,235
Walgreens Boots Alliance, Inc.	122,432	8,891,012
Wal-Mart Stores, Inc.	246,800	24,371,500

		95,809,317

Food Products — 1.1%
Blue Buffalo Pet Products, Inc.*(a)	83,700	2,744,523
Bunge Ltd.	155,500	10,430,939
Cal-Maine Foods, Inc.*(a)	6,553	291,281
Danone SA (France)	121,002	10,138,838
Flowers Foods, Inc.(a)	44,000	849,640
Hormel Foods Corp.(a)	135,000	4,912,650
Kellogg Co.	76,600	5,207,268
Kraft Heinz Co. (The)	280,100	21,780,576
McCormick & Co., Inc.(a)	36,100	3,678,951
Mondelez International, Inc. (Class A Stock)	513,085	21,960,038
Nestle SA (Switzerland)	643,963	55,365,533
Pinnacle Foods, Inc.	57,000	3,389,790
Post Holdings, Inc.*(a)	38,500	3,050,355
Snyder’s-Lance, Inc.(a)	60,200	3,014,816
TreeHouse Foods, Inc.*(a)	50,100	2,477,946
Tyson Foods, Inc. (Class A Stock)	143,100	11,601,117
Wilmar International Ltd. (Singapore)	4,303,900	9,918,226

		170,812,487

Gas Utilities — 0.1%
Atmos Energy Corp.	150,773	12,949,893
Chesapeake Utilities Corp.	29,120	2,287,376
Italgas SpA (Italy)	60,940	371,841
ONE Gas, Inc.	45,500	3,333,330
South Jersey Industries, Inc.(a)	69,600	2,173,608

		21,116,048

Health Care Equipment & Supplies — 1.5%
Abbott Laboratories	222,700	12,709,489
Atrion Corp.	2,800	1,765,680
Becton, Dickinson & Co.	154,002	32,965,668
Cooper Cos., Inc. (The)	5,100	1,111,188
Danaher Corp.	407,949	37,865,826
DENTSPLY SIRONA, Inc.	95,200	6,267,016
DexCom, Inc.*(a)	53,600	3,076,104
Elekta AB (Sweden) (Class B Stock)(a)	571,126	4,715,992
GenMark Diagnostics, Inc.*(a)	217,600	907,392
GN Store Nord A/S (Denmark)	423,090	13,664,550

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Halyard Health, Inc.*(a)	57,400	$2,650,732
Hologic, Inc.*	155,900	6,664,725
Intuitive Surgical, Inc.*	79,700	29,085,718
K2M Group Holdings, Inc.*	30,800	554,400
Koninklijke Philips NV (Netherlands)	677,303	25,573,992
Medtronic PLC	224,089	18,095,187
Stryker Corp.	142,000	21,987,280
Teleflex, Inc.	20,700	5,150,574
West Pharmaceutical Services, Inc.(a)	47,000	4,637,490

		229,449,003

Health Care Providers & Services — 1.2%
Acadia Healthcare Co., Inc.*(a)	45,900	1,497,717
Aetna, Inc.	32,316	5,829,483
AmerisourceBergen Corp.	34,000	3,121,880
Anthem, Inc.	73,100	16,448,231
Centene Corp.*	89,862	9,065,279
Cigna Corp.	90,032	18,284,599
DaVita, Inc.*	51,800	3,742,550
Diplomat Pharmacy, Inc.*(a)	138,000	2,769,660
Envision Healthcare Corp.*(a)	288,200	9,960,192
Fresenius SE & Co. KGaA (Germany)	349,202	27,157,986
HCA Healthcare, Inc.*(a)	92,600	8,133,984
Henry Schein, Inc.*	36,200	2,529,656
Humana, Inc.	12,900	3,200,103
McKesson Corp.	37,400	5,832,530
Miraca Holdings, Inc. (Japan)	159,800	6,816,285
Select Medical Holdings Corp.*	120,700	2,130,355
UnitedHealth Group, Inc.	246,573	54,359,484
Universal Health Services, Inc. (Class B Stock)	31,400	3,559,190
WellCare Health Plans, Inc.*	12,100	2,433,431

		186,872,595

Health Care Technology — 0.0%
athenahealth, Inc.*(a)	27,000	3,592,080
Veeva Systems, Inc. (Class A Stock)*	77,000	4,256,560

		7,848,640

Holding Companies-Diversified — 0.0%
TPG Pace Energy Holdings Corp., UTS*	12,900	131,451

Hotels, Restaurants & Leisure — 1.0%
Aramark	205,900	8,800,166
Bloomin’ Brands, Inc.	117,100	2,498,914
Caesars Entertainment Corp.*	86,977	1,100,259
Choice Hotels International, Inc.	37,000	2,871,200
Compass Group PLC (United Kingdom)	671,316	14,475,027
Dunkin’ Brands Group, Inc.	19,500	1,257,165
Hilton Grand Vacations, Inc.*	47,040	1,973,328
Hilton Worldwide Holdings, Inc.	86,356	6,896,390
Jack in the Box, Inc.	39,300	3,855,723
Las Vegas Sands Corp.	89,000	6,184,610
Lindblad Expeditions Holdings, Inc.*	188,100	1,841,499
Marriott International, Inc. (Class A Stock)	158,400	21,499,632
McDonald’s Corp.	128,100	22,048,572
Red Robin Gourmet Burgers, Inc.*(a)	63,500	3,581,400
Restaurant Brands International, Inc. (Canada)(a)	184,960	11,371,341
Royal Caribbean Cruises Ltd.	44,900	5,355,671

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Starbucks Corp.	425,600	$24,442,208
Vail Resorts, Inc.	8,800	1,869,736
Yum! Brands, Inc.	230,200	18,786,622

		160,709,463

Household Durables — 0.5%
Lennar Corp. (Class A Stock)(a)	175,200	11,079,648
Lennar Corp. (Class B Stock)	3,590	185,531
Meritage Homes Corp.*(a)	72,400	3,706,880
Mohawk Industries, Inc.*	31,300	8,635,670
Panasonic Corp. (Japan)	1,199,500	17,505,403
Persimmon PLC (United Kingdom)	465,597	17,201,119
Sony Corp. (Japan)	164,500	7,383,231
Tempur Sealy International, Inc.*(a)	65,100	4,081,119
Toll Brothers, Inc.(a)	50,400	2,420,208
TRI Pointe Group, Inc.*(a)	254,500	4,560,640

		76,759,449

Household Products — 0.5%
Church & Dwight Co., Inc.	167,700	8,413,509
Colgate-Palmolive Co.	133,100	10,042,395
Energizer Holdings, Inc.(a)	66,300	3,181,074
Kimberly-Clark Corp.	84,700	10,219,902
Procter & Gamble Co. (The)	484,979	44,559,871

		76,416,751

Independent Power & Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd. (Japan)	410,000	11,028,832

Industrial Conglomerates — 0.9%
Carlisle Cos., Inc.	2,875	326,744
CK Hutchison Holdings Ltd. (Hong Kong)	1,499,693	18,791,605
DCC PLC (United Kingdom)	136,872	13,774,379
Honeywell International, Inc.	248,600	38,125,296
Roper Technologies, Inc.	115,100	29,810,900
Sembcorp Industries Ltd. (Singapore)	998,011	2,254,358
Siemens AG (Germany)	250,597	34,696,983

		137,780,265

Insurance — 2.5%
AIA Group Ltd. (Hong Kong)	1,858,800	15,810,298
American International Group, Inc.	574,300	34,216,794
Aviva PLC (United Kingdom)	1,745,586	11,905,429
AXA SA (France)	1,115,776	33,063,961
Axis Capital Holdings Ltd.	24,500	1,231,369
Brighthouse Financial, Inc.*	45,273	2,654,809
Chubb Ltd.	143,327	20,944,375
CNA Financial Corp.	167,684	8,895,636
Direct Line Insurance Group PLC (United Kingdom)	2,769,397	14,250,706
First American Financial Corp.	67,600	3,788,304
FNF Group	213,979	8,396,536
Infinity Property & Casualty Corp.	14,500	1,537,000
Kemper Corp.	34,800	2,397,720
Loews Corp.	158,369	7,923,201
Markel Corp.*	1,800	2,050,434
Marsh & McLennan Cos., Inc.	170,500	13,876,995
MetLife, Inc.	463,854	23,452,458

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	94,672	$20,444,356
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	1,126,000	11,678,950
Progressive Corp. (The)	170,500	9,602,560
Prudential PLC (United Kingdom)	959,818	24,581,192
RSA Insurance Group PLC (United Kingdom)	1,564,352	13,334,435
State Auto Financial Corp.	85,100	2,478,112
Storebrand ASA (Norway)	1,617,721	13,160,497
Sun Life Financial, Inc. (Canada)	356,000	14,693,142
Tokio Marine Holdings, Inc. (Japan)	406,500	18,488,860
Validus Holdings Ltd.	12,800	600,575
White Mountains Insurance Group Ltd.	4,700	4,001,015
Willis Towers Watson PLC	152,281	22,947,224
XL Group Ltd. (Bermuda)(a)	482,640	16,969,622
Zurich Insurance Group AG (Switzerland)	50,334	15,303,730

		394,680,295

Internet & Direct Marketing Retail — 1.2%
Amazon.com, Inc.*	103,763	121,347,716
Liberty Ventures (Class A Stock)*	13,100	710,544
Netflix, Inc.*	116,100	22,286,556
Priceline Group, Inc. (The)*	27,110	47,110,131

		191,454,947

Internet Software & Services — 2.5%
Alibaba Group Holding Ltd. (China), ADR*(a)	82,974	14,307,207
Alphabet, Inc. (Class C Stock)*	83,228	87,089,779
Alphabet, Inc. (Class A Stock)*	60,150	63,362,010
Altaba, Inc.*(a)	278,600	19,460,210
ANGI Homeservices, Inc. (Class A Stock)*(a)	212,500	2,222,749
Baidu, Inc. (China), ADR*	46,300	10,843,923
Cornerstone OnDemand, Inc.*	35,900	1,268,347
CoStar Group, Inc.*	7,300	2,167,735
Etsy, Inc.*(a)	233,000	4,764,850
Facebook, Inc. (Class A Stock)*	662,200	116,851,812
Five9, Inc.*	164,600	4,095,248
IAC/InterActiveCorp*	11,400	1,393,992
Kakaku.com, Inc. (Japan)	293,600	4,956,166
Match Group, Inc.*(a)	81,270	2,544,564
NAVER Corp. (South Korea)	6,093	4,949,829
Pandora Media, Inc.*(a)	499,500	2,407,590
SPS Commerce, Inc.*	24,000	1,166,160
Tencent Holdings Ltd. (China)	256,900	13,296,619
Twitter, Inc.*	65,900	1,582,259
Yahoo Japan Corp. (Japan)	1,832,200	8,394,208
YY, Inc. (China), ADR*	112,200	12,685,332
Zillow Group, Inc. (Class A Stock)*(a)	53,300	2,171,442
Zillow Group, Inc. (Class C Stock)*(a)	45,600	1,865,952

		383,847,983

IT Services — 1.6%
Accenture PLC (Class A Stock)	187,000	28,627,829
Black Knight, Inc.*	164,267	7,252,388
Blackhawk Network Holdings, Inc.*	66,600	2,374,290
Booz Allen Hamilton Holding Corp.	95,300	3,633,789

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
CoreLogic, Inc.*	77,900	$3,599,759
EPAM Systems, Inc.*	41,800	4,490,574
Fidelity National Information Services, Inc.	221,800	20,869,162
FleetCor Technologies, Inc.*	78,300	15,067,269
Infosys Ltd. (India), ADR(a)	648,200	10,513,804
Jack Henry & Associates, Inc.	20,910	2,445,634
Mastercard, Inc. (Class A Stock)	305,000	46,164,800
PayPal Holdings, Inc.*	250,300	18,427,086
Sabre Corp.(a)	135,100	2,769,550
Vantiv, Inc. (Class A Stock)*(a)	220,500	16,217,775
Visa, Inc. (Class A Stock)(a)	493,500	56,268,870
WEX, Inc.*	26,900	3,799,087

		242,521,666

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	195,300	13,079,241
Bruker Corp.	37,880	1,300,042
Thermo Fisher Scientific, Inc.	117,148	22,244,062

		36,623,345

Machinery — 1.3%
AGCO Corp.	51,700	3,692,931
ANDRITZ AG (Austria)	4,125	232,760
Barnes Group, Inc.	4,700	297,369
Caterpillar, Inc.	125,900	19,839,322
Chart Industries, Inc.*	86,600	4,058,076
EnPro Industries, Inc.	26,700	2,496,717
ESCO Technologies, Inc.	2,000	120,500
Flowserve Corp.(a)	142,800	6,016,164
Fortive Corp.(a)	328,050	23,734,418
Graco, Inc.	70,800	3,201,576
Greenbrier Cos., Inc. (The)(a)	47,000	2,505,100
Harsco Corp.*	30,400	566,960
Hillenbrand, Inc.	74,900	3,348,030
Illinois Tool Works, Inc.	132,200	22,057,570
Krones AG (Germany)(a)	2,470	338,067
Middleby Corp. (The)*	26,800	3,616,660
Mueller Water Products, Inc. (Class A Stock)	212,000	2,656,360
PACCAR, Inc.	284,460	20,219,417
Pentair PLC (United Kingdom)	151,448	10,695,258
RBC Bearings, Inc.*	18,300	2,313,120
REV Group, Inc.	26,000	845,780
Sandvik AB (Sweden)	15,911	278,517
SMC Corp. (Japan)	27,300	11,203,494
Stanley Black & Decker, Inc.	127,225	21,588,810
Sun Hydraulics Corp.	44,800	2,898,112
THK Co. Ltd. (Japan)	474,600	17,740,454
Wabtec Corp.(a)	114,016	9,284,323
Welbilt, Inc.*(a)	76,200	1,791,462

		197,637,327

Marine — 0.0%
AP Moller — Maersk A/S (Denmark) (Class B Stock)	1,453	2,532,560
Kirby Corp.*(a)	43,300	2,892,440
Matson, Inc.	87,700	2,616,968

		8,041,968

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Media — 1.2%
Cable One, Inc.(a)	5,100	$3,587,085
Charter Communications, Inc. (Class A Stock)*	67,794	22,776,072
Comcast Corp. (Class A Stock)	1,246,800	49,934,340
CyberAgent, Inc. (Japan)	212,500	8,281,694
Eutelsat Communications SA (France)	271,353	6,282,498
Liberty Broadband Corp. (Class C Stock)*	48,000	4,087,680
Liberty Global PLC (United Kingdom) (Class A Stock)*	290,569	10,413,993
Liberty Global PLC (United Kingdom) (Class C Stock)*	149,632	5,063,547
Liberty Media Corp.-Liberty Formula One (Class C Stock)*(a)	45,500	1,554,280
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	44,700	1,772,802
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	37,300	1,479,318
Stroeer SE & Co. KGaA (Germany)	103,921	7,657,297
Time Warner, Inc.	41,600	3,805,152
Twenty-First Century Fox, Inc. (Class A Stock)	273,200	9,433,596
Walt Disney Co. (The)	274,300	29,489,993
WPP PLC (United Kingdom)	875,557	15,817,548

		181,436,895

Metals & Mining — 0.8%
Acacia Mining PLC (United Kingdom)	28,373	75,376
Acerinox SA (Spain)	60,785	867,457
Alamos Gold, Inc. (Canada) (Class A Stock)	33,200	216,315
Alumina Ltd. (Australia)	492,573	928,286
Anglo American PLC (United Kingdom)	26,298	546,970
Antofagasta PLC (Chile)	637,115	8,598,542
APERAM SA (Luxembourg)	12,872	661,274
Aurubis AG (Germany)	4,288	398,027
B2Gold Corp. (Canada)*	198,600	613,021
BHP Billiton Ltd. (Australia)	501,348	11,516,421
BHP Billiton PLC (Australia)	531,537	10,747,839
Boliden AB (Sweden)	48,752	1,667,207
Carpenter Technology Corp.	43,300	2,207,867
Centamin PLC (United Kingdom)	428,002	911,618
Centerra Gold, Inc. (Canada)*	23,995	122,934
Commercial Metals Co.	58,000	1,236,560
Compass Minerals International, Inc.(a)	17,000	1,228,250
Detour Gold Corp. (Canada)*	13,731	161,451
Dundee Precious Metals, Inc. (Canada)*	71,900	171,599
Evolution Mining Ltd. (Australia)	702,542	1,454,827
Ferrexpo PLC (Switzerland)	59,407	234,583
First Majestic Silver Corp. (Canada)*	17,934	120,987
First Quantum Minerals Ltd. (Zambia)	85,716	1,200,842
Fortuna Silver Mines, Inc. (Canada)*	72,163	376,602
Franco-Nevada Corp. (Canada), TSX	40,090	3,204,011
Fresnillo PLC (Mexico)	10,962	210,623
Glencore PLC (Switzerland)*	404,960	2,119,541
Granges AB (Sweden)	46,312	474,958
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	419,847	1,386,429
Guyana Goldfields, Inc. (Canada)*	38,800	156,805
Hindustan Zinc Ltd. (India)	95,861	462,642
Independence Group NL (Australia)(a)	2,981,971	11,003,262

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
Kaiser Aluminum Corp.	17,252	$1,843,376
Kirkland Lake Gold Ltd. (Canada)	64,035	981,666
Klondex Mines Ltd. (Canada)*	159,498	413,654
Labrador Iron Ore Royalty Corp. (Canada)	11,996	259,579
Lucara Diamond Corp. (Canada)	178,476	398,980
Lundin Mining Corp. (Canada)	159,350	1,059,798
National Aluminium Co. Ltd. (India)	358,605	482,132
New Gold, Inc. (Canada)*	77,330	254,416
Nippon Light Metal Holdings Co. Ltd. (Japan)	145,300	412,741
NMDC Ltd. (India)	208,345	448,982
Northern Star Resources Ltd. (Australia)	294,153	1,400,482
Nucor Corp.	35,826	2,277,817
OceanaGold Corp. (Australia)	52,957	136,079
Osisko Gold Royalties Ltd. (Canada)	94,004	1,085,870
Outokumpu OYJ (Finland)	38,344	355,843
OZ Minerals Ltd. (Australia)	46,039	326,992
Petra Diamonds Ltd. (South Africa)*(a)	554,271	584,555
POSCO (South Korea)	4,054	1,261,002
Randgold Resources Ltd. (United Kingdom)	50,387	5,003,169
Randgold Resources Ltd. (United Kingdom), ADR(a)	29,300	2,897,477
Regis Resources Ltd. (Australia)	185,412	621,898
Reliance Steel & Aluminum Co.	20,200	1,732,958
Rio Tinto Ltd. (United Kingdom)	106,608	6,268,023
Rio Tinto PLC (United Kingdom)	150,183	7,878,222
Royal Gold, Inc.	2,613	214,580
Sandfire Resources NL (Australia)	61,909	331,886
Sanyo Special Steel Co. Ltd. (Japan)	3,200	81,827
Saracen Mineral Holdings Ltd. (Australia)*	352,209	464,602
SEMAFO, Inc. (Canada)*	81,300	230,900
Sims Metal Management Ltd.	34,933	427,254
South32 Ltd. (Australia), ASX	3,081,107	8,351,494
Southern Copper Corp. (Peru)(a)	94,173	4,468,509
Steel Dynamics, Inc.	98,806	4,261,503
Sumitomo Metal Mining Co. Ltd. (Japan)	13,600	622,204
Teck Resources Ltd. (Canada) (Class B Stock)	29,124	762,175
Ternium SA (Luxembourg), ADR	11,392	359,873
TMAC Resources, Inc. (Canada)*	9,900	76,081
Vale SA (Brazil)	53,224	645,985
voestalpine AG (Austria)	10,194	608,611
Western Areas Ltd. (Australia)(a)	134,754	338,637
Worthington Industries, Inc.	5,200	229,112

		126,144,070

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Annaly Capital Management, Inc.	129,322	1,537,639
Redwood Trust, Inc.	197,700	2,929,914

		4,467,553

Multiline Retail — 0.1%
Dollar General Corp.	111,950	10,412,470
Lojas Renner SA (Brazil)	586,641	6,276,533

		16,689,003

Multi-Utilities — 0.5%
DTE Energy Co.	112,200	12,281,412
E.ON SE (Germany)	558,528	6,052,289

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Multi-Utilities (continued)
Engie SA (France)	1,085,402	$18,659,651
National Grid PLC (United Kingdom)	1,140,361	13,443,142
NiSource, Inc.	287,768	7,387,005
Sempra Energy	190,942	20,415,519

		78,239,018

Oil, Gas & Consumable Fuels — 2.3%
Advantage Oil & Gas Ltd. (Canada)*	38,500	165,394
Andeavor	106,589	12,187,386
Apache Corp.(a)	267,000	11,272,740
ARC Resources Ltd. (Canada)	33,922	398,051
BP PLC (United Kingdom)	180,200	1,264,152
BP PLC (United Kingdom), ADR(a)	242,800	10,204,884
Cairn Energy PLC (United Kingdom)*	97,966	282,301
Canadian Natural Resources Ltd. (Canada)	9,700	346,484
Centennial Resource Development, Inc. (Class A Stock)*(a)	128,916	2,552,537
Cheniere Energy, Inc.*	27,600	1,485,984
Chevron Corp.	171,868	21,516,155
Cimarex Energy Co.	2,760	336,748
Concho Resources, Inc.*	72,375	10,872,173
Continental Resources, Inc.*	120,681	6,392,473
Delek US Holdings, Inc.	6,152	214,951
Devon Energy Corp.	8,300	343,620
Diamondback Energy, Inc.*	121,948	15,395,935
Encana Corp. (Canada)	35,362	471,375
Energen Corp.*	12,700	731,139
EOG Resources, Inc.	208,833	22,535,169
Exxon Mobil Corp.	1,105,998	92,505,673
Frontera Energy Corp. (Colombia)*	9,455	297,866
Galp Energia SGPS SA (Portugal)	37,770	693,937
Gulfport Energy Corp.*	47,500	606,100
Hess Corp.(a)	261,000	12,389,670
HollyFrontier Corp.	31,197	1,597,910
Jagged Peak Energy, Inc.*(a)	18,800	296,664
Kelt Exploration Ltd. (Canada)*	54,500	311,738
Koninklijke Vopak NV (Netherlands)	12,463	545,931
Kosmos Energy Ltd. (Ghana)*(a)	264,750	1,813,538
Lundin Petroleum AB (Sweden)*	13,333	305,208
Marathon Petroleum Corp.	282,659	18,649,841
Matador Resources Co.*(a)	78,000	2,428,140
Noble Energy, Inc.	10,161	296,092
Occidental Petroleum Corp.	24,099	1,775,132
Parsley Energy, Inc. (Class A Stock)*	94,600	2,785,024
Pioneer Natural Resources Co.	3,128	540,675
Plains GP Holdings LP (Class A Stock)*(a)	106,790	2,344,041
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR(a)	285,600	19,503,624
RSP Permian, Inc.*	29,205	1,188,059
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	28,624	404,880
SRC Energy, Inc.*(a)	157,659	1,344,831
Statoil ASA (Norway)	416,313	8,912,608
Suncor Energy, Inc. (Canada)	12,100	444,312
TOTAL SA (France)	645,069	35,607,664
TOTAL SA (France), ADR(a)	259,800	14,361,744
TransCanada Corp. (Canada)	321,167	15,621,563
Woodside Petroleum Ltd. (Australia)	14,451	371,795

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
WPX Energy, Inc.*	45,000	$633,150

		357,547,061

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.*	87,100	2,287,246
Stora Enso OYJ (Finland) (Class R Stock)	800,052	12,675,027

		14,962,273

Personal Products — 0.5%
Coty, Inc. (Class A Stock)(a)	290,450	5,777,051
Estee Lauder Cos., Inc. (The) (Class A Stock)	66,400	8,448,736
L’Oreal SA (France)	85,209	18,880,629
Pola Orbis Holdings, Inc. (Japan)	158,900	5,567,976
Unilever PLC (United Kingdom)	719,550	39,910,566

		78,584,958

Pharmaceuticals — 2.6%
Allergan PLC	103,392	16,912,863
Astellas Pharma, Inc. (Japan)	1,587,000	20,160,098
Bayer AG (Germany)	326,460	40,566,856
Bristol-Myers Squibb Co.	134,700	8,254,416
Eli Lilly & Co.	191,000	16,131,860
GlaxoSmithKline PLC (United Kingdom), ADR(a)	515,500	18,284,785
Johnson & Johnson	556,346	77,732,663
Mallinckrodt PLC*	96,000	2,165,759
Merck & Co., Inc.	728,100	40,970,187
Novartis AG (Switzerland)	462,505	38,920,956
Novo Nordisk A/S (Denmark) (Class B Stock)	190,104	10,215,332
Pacira Pharmaceuticals, Inc.*	77,500	3,537,875
Pfizer, Inc.	817,074	29,594,420
Roche Holding AG (Switzerland)	135,691	34,310,198
Sanofi (France)	238,886	20,566,109
TherapeuticsMD, Inc.*(a)	479,100	2,893,764
Zoetis, Inc.	258,000	18,586,320

		399,804,461

Professional Services — 0.2%
ALS Ltd. (Australia)	62,762	340,986
Equifax, Inc.(a)	47,891	5,647,307
Exponent, Inc.	16,400	1,166,040
Nielsen Holdings PLC(a)	139,800	5,088,719
Recruit Holdings Co. Ltd. (Japan)	445,600	11,064,230
TransUnion*	154,258	8,478,020

		31,785,302

Real Estate Management & Development — 0.2%
Hang Lung Properties Ltd. (Hong Kong)	162,000	394,628
Hongkong Land Holdings Ltd. (Hong Kong)	135,600	954,623
Howard Hughes Corp. (The)*	18,100	2,375,987
Hufvudstaden AB (Sweden) (Class A Stock)	25,751	412,413
Hysan Development Co. Ltd. (Hong Kong)	141,000	747,247
Iguatemi Empresa de Shopping Centers SA (Brazil)	31,500	374,057
Jones Lang LaSalle, Inc.	24,700	3,678,571
Mitsubishi Estate Co. Ltd. (Japan)	56,400	979,276
Mitsui Fudosan Co. Ltd. (Japan)	507,400	11,348,244
PSP Swiss Property AG (Switzerland)	13,596	1,288,877

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
RE/MAX Holdings, Inc. (Class A Stock)	54,200	$2,628,700
St. Joe Co. (The)*(a)	95,800	1,729,190
Sun Hung Kai Properties Ltd. (Hong Kong)	81,166	1,351,337

		28,263,150

Road & Rail — 0.2%
Central Japan Railway Co. (Japan)	70,600	12,634,618
CSX Corp.	197,900	10,886,479
Genesee & Wyoming, Inc. (Class A Stock)*	23,300	1,834,409
Old Dominion Freight Line, Inc.	35,300	4,643,715
YRC Worldwide, Inc.*	241,909	3,478,651

		33,477,872

Semiconductors & Semiconductor Equipment — 2.0%
Analog Devices, Inc.	131,100	11,671,833
Applied Materials, Inc.	202,200	10,336,464
ASML Holding NV (Netherlands)(a)	34,500	5,996,789
ASML Holding NV (Netherlands), SGMX	72,667	12,633,735
Broadcom Ltd.	243,100	62,452,389
Cree, Inc.*(a)	64,600	2,399,244
Diodes, Inc.*	68,700	1,969,629
Entegris, Inc.	103,900	3,163,755
Intel Corp.	540,200	24,935,632
KLA-Tencor Corp.	193,532	20,334,407
Marvell Technology Group Ltd. (Bermuda)(a)	700,500	15,039,735
Maxim Integrated Products, Inc.	35,600	1,861,168
Microchip Technology, Inc.(a)	208,800	18,349,344
Micron Technology, Inc.*	189,600	7,796,352
ON Semiconductor Corp.*	254,610	5,331,533
QUALCOMM, Inc.	401,300	25,691,226
Renesas Electronics Corp. (Japan)*	561,600	6,513,121
Semtech Corp.*	88,110	3,013,362
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3,510,749	26,882,069
Texas Instruments, Inc.	104,000	10,861,760
Tokyo Electron Ltd. (Japan)	112,800	20,347,930
Xilinx, Inc.	113,000	7,618,460

		305,199,937

Software — 2.3%
Activision Blizzard, Inc.	215,600	13,651,791
CDK Global, Inc.	196,800	14,027,904
CommVault Systems, Inc.*	33,000	1,732,500
Dell Technologies, Inc. (Class V Stock)*	8,300	674,624
Electronic Arts, Inc.*	227,200	23,869,632
Ellie Mae, Inc.*(a)	30,200	2,699,880
Guidewire Software, Inc.*(a)	52,100	3,868,946
Intuit, Inc.	185,223	29,224,485
Microsoft Corp.	2,046,600	175,066,170
RealPage, Inc.*	58,100	2,573,830
Red Hat, Inc.*	227,880	27,368,388
salesforce.com, Inc.*	338,141	34,568,154
ServiceNow, Inc.*	45,970	5,994,028
Splunk, Inc.*(a)	58,800	4,870,992
SS&C Technologies Holdings, Inc.	81,800	3,311,264
Tableau Software, Inc. (Class A Stock)*	47,460	3,284,232
Ultimate Software Group, Inc. (The)*(a)	20,700	4,517,361
Workday, Inc. (Class A Stock)*(a)	43,100	4,384,994

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Zynga, Inc. (Class A Stock)*	520,400	$2,081,600

		357,770,775

Specialty Retail — 1.0%
AutoZone, Inc.*	13,800	9,816,906
Burlington Stores, Inc.*	42,000	5,167,260
Dick’s Sporting Goods, Inc.	40,700	1,169,718
Home Depot, Inc. (The)	280,300	53,125,259
Kingfisher PLC (United Kingdom)	4,034,515	18,421,685
L Brands, Inc.(a)	76,900	4,630,918
Lowe’s Cos., Inc.	48,500	4,507,590
Michaels Cos., Inc. (The)*(a)	143,600	3,473,684
Murphy USA, Inc.*(a)	28,700	2,306,332
O’Reilly Automotive, Inc.*(a)	54,100	13,013,214
Ross Stores, Inc.	191,000	15,327,750
TJX Cos., Inc. (The)	169,700	12,975,262
Ulta Beauty, Inc.*	34,900	7,805,734

		151,741,312

Technology Hardware, Storage & Peripherals — 1.3%
Apple, Inc.	970,200	164,186,946
Hewlett Packard Enterprise Co.	896,700	12,876,612
Samsung Electronics Co. Ltd. (South Korea)	8,527	20,259,396

		197,322,954

Textiles, Apparel & Luxury Goods — 0.5%
Burberry Group PLC (United Kingdom)	562,277	13,556,386
Carter’s, Inc.	36,300	4,264,887
Culp, Inc.	46,500	1,557,750
Kering (France)	32,776	15,428,509
Moncler SpA (Italy)	370,818	11,590,829
NIKE, Inc. (Class B Stock)	239,900	15,005,745
Samsonite International SA	2,061,600	9,456,631
Tapestry, Inc.	239,500	10,593,085

		81,453,822

Thrifts & Mortgage Finance — 0.0%
Beneficial Bancorp, Inc.	105,530	1,735,969
Capitol Federal Financial, Inc.	80,400	1,078,164
Nationstar Mortgage Holdings, Inc.*(a)	99,000	1,831,500
PennyMac Financial Services, Inc. (Class A Stock)*	44,080	985,188

		5,630,821

Tobacco — 0.4%
Altria Group, Inc.	359,300	25,657,613
Philip Morris International, Inc.	389,900	41,192,935

		66,850,548

Trading Companies & Distributors — 0.3%
GMS, Inc.*	69,700	2,623,508
HD Supply Holdings, Inc.*	50,300	2,013,509
Mitsubishi Corp. (Japan)	461,800	12,733,570
Sumitomo Corp. (Japan)	1,521,000	25,798,835
Watsco, Inc.	4,800	816,192

		43,985,614

Water Utilities — 0.1%
American Water Works Co., Inc.(a)	66,400	6,074,936

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Water Utilities (continued)
California Water Service Group	72,300	$3,278,805

		9,353,741

Wireless Telecommunication Services — 0.4%
America Movil SAB de CV (Mexico) (Class L Stock), ADR(a)	416,500	7,142,975
SoftBank Group Corp. (Japan)	114,600	9,072,948
T-Mobile US, Inc.*	251,092	15,946,853
Vodafone Group PLC (United Kingdom), ADR(a)	815,704	26,020,958

		58,183,734

TOTAL COMMON STOCKS (cost $6,330,654,072)		8,241,991,214

PREFERRED STOCKS — 0.1%
Electric Utilities — 0.1%
NextEra Energy, Inc., CVT, 6.123%(a)	32,287	1,814,529

Equity Real Estate Investment Trusts (REITs) — 0.0%
American Tower Corp., CVT, 5.500%	2,994	376,496
Crown Castle International Corp., CVT, 6.875%	1,200	1,356,810

		1,733,306

Health Care Equipment & Supplies — 0.0%
Becton, Dickinson & Co., CVT, 6.125%	22,600	1,308,540

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	1,508	199,139

Metals & Mining — 0.0%
Norsk Hydro ASA (Norway)	123,825	938,694

Multi-Utilities — 0.0%
DTE Energy Co., CVT, (PRFC), 6.500%	4,600	248,216

TOTAL PREFERRED STOCKS (cost $5,615,814)		6,242,424

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 3.0%
Automobiles — 1.2%
Ally Auto Receivables Trust,
Series 2014-1, Class C
2.040%	12/15/19	950	949,963
Series 2014-1, Class D
2.480%	02/15/21	955	955,166
Series 2015-2, Class D, 144A
3.010%	03/15/22	535	538,116
Series 2016-1, Class C
2.290%	06/15/21	1,460	1,458,862
Series 2017-2, Class B
2.330%	06/15/22	575	572,454
Ally Master Owner Trust,
Series 2015-3, Class A
1.630%	05/15/20	4,520	4,516,885
AmeriCredit Automobile Receivables Trust,
Series 2015-3, Class B
2.080%	09/08/20	2,880	2,881,328
Series 2015-4, Class C

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
2.880%	07/08/21	2,780	$2,804,035
Series 2016-1, Class A3
1.810%	10/08/20	981	980,198
Series 2016-2, Class C
2.870%	11/08/21	890	895,265
Series 2017-1, Class C
2.710%	08/18/22	930	929,189
ARI Fleet Lease Trust,
Series 2017-A, Class A2, 144A
1.910%	04/15/26	1,485	1,481,692
Avis Budget Rental Car Funding AESOP LLC,
Series 2013-1A, Class A, 144A
1.920%	09/20/19	3,860	3,854,102
Series 2013-2A, Class A, 144A
2.970%	02/20/20	4,230	4,258,165
Series 2014-1A, Class A, 144A
2.460%	07/20/20	3,685	3,690,258
Series 2014-2A, Class A, 144A
2.500%	02/20/21	1,330	1,329,954
Series 2015-2A, Class A, 144A
2.630%	12/20/21	2,425	2,420,447
BMW Vehicle Lease Trust,
Series 2017-2, Class A3
2.070%	10/20/20	3,030	3,021,725
Capital Auto Receivables Asset Trust,
Series 2013-4, Class E, 144A
3.830%	07/20/22	1,185	1,185,912
Series 2014-1, Class C
2.840%	04/22/19	88	88,426
Series 2014-1, Class E, 144A
4.090%	09/22/22	1,090	1,097,302
Series 2014-2, Class D
2.810%	08/20/19	307	307,511
Series 2014-2, Class E, 144A
3.620%	12/20/22	930	931,987
Series 2015-2, Class A3
1.730%	09/20/19	2,298	2,298,159
Series 2015-4, Class A4
2.010%	07/20/20	6,185	6,183,153
CarMax Auto Owner Trust,
Series 2014-1, Class B
1.690%	08/15/19	495	494,794
Series 2014-1, Class C
1.930%	11/15/19	705	704,871
Series 2014-1, Class D
2.430%	08/17/20	5,460	5,467,712
Series 2016-1, Class A4
1.880%	06/15/21	3,380	3,356,285
Series 2016-2, Class B
2.160%	12/15/21	640	635,416
Series 2016-4, Class A3
1.400%	08/15/21	6,030	5,969,213
Series 2017-4, Class A3
2.110%	10/17/22	1,885	1,875,741
Chrysler Capital Auto Receivables Trust,
Series 2016-BA, Class A2, 144A
1.360%	01/15/20	678	676,878
Series 2016-BA, Class A3, 144A
1.640%	07/15/21	1,800	1,792,244

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
Enterprise Fleet Financing LLC,
Series 2015-1, Class A2, 144A
1.300%	09/20/20	173	$172,583
Series 2016-2, Class A2, 144A
1.740%	02/22/22	1,088	1,085,832
Series 2017-1, Class A2, 144A
2.130%	07/20/22	1,497	1,497,091
Series 2017-2, Class A2, 144A
1.970%	01/20/23	1,510	1,506,972
Series 2017-3, Class A2, 144A
2.130%	05/22/23	2,185	2,181,124
Ford Credit Auto Lease Trust,
Series 2017-A, Class A3
1.880%	04/15/20	2,755	2,749,633
Ford Credit Auto Owner Trust,
Series 2015-1, Class A, 144A
2.120%	07/15/26	4,455	4,445,915
Series 2016-2, Class A, 144A
2.030%	12/15/27	9,780	9,638,733
Series 2016-C, Class A4
1.400%	02/15/22	5,695	5,592,244
Ford Credit Floorplan Master Owner Trust,
Series 2017-3, Class A
2.480%	09/15/24	4,275	4,251,483
GM Financial Automobile Leasing Trust,
Series 2016-2, Class B
2.080%	03/20/20	2,275	2,261,284
Series 2016-2, Class C
2.580%	03/20/20	1,390	1,385,363
Series 2017-1, Class A3
2.060%	05/20/20	2,590	2,587,165
Series 2017-3, Class A3
2.010%	11/20/20	2,430	2,421,019
GMF Floorplan Owner Revolving Trust,
Series 2016-1, Class A1, 144A
1.960%	05/17/21	4,225	4,212,420
Series 2016-1, Class B, 144A
2.410%	05/17/21	1,370	1,370,159
Series 2016-1, Class C, 144A
2.850%	05/17/21	530	528,360
Series 2017-1, Class A1, 144A
2.220%	01/18/22	4,185	4,174,176
Series 2017-1, Class B, 144A
2.580%	01/18/22	2,050	2,051,941
Huntington Auto Trust,
Series 2016-1, Class A4
1.930%	04/15/22	2,640	2,623,226
Hyundai Auto Lease Securitization Trust,
Series 2015-B, Class A4, 144A
1.660%	07/15/19	5,795	5,793,503
Series 2016-A, Class A4, 144A
1.800%	12/16/19	4,235	4,232,772
Series 2016-B, Class A4, 144A
1.680%	04/15/20	630	628,195
Series 2016-C, Class A3, 144A
1.490%	02/18/20	3,330	3,319,352
Series 2017-C, Class A3, 144A
2.120%	02/16/21	2,260	2,253,744

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
Hyundai Auto Receivables Trust,
Series 2016-A, Class A4
1.730%	05/16/22	5,705	$5,656,001
Mercedes-Benz Auto Lease Trust,
Series 2016-B, Class A3
1.350%	08/15/19	2,415	2,406,790
Series 2017-A, Class A3
1.790%	04/15/20	3,980	3,971,976
Nissan Auto Lease Trust,
Series 2017-A, Class A3
1.910%	04/15/20	1,850	1,843,352
Nissan Auto Receivables Owner Trust,
Series 2016-C, Class A3
1.180%	01/15/21	1,260	1,247,031
Nissan Master Owner Trust Receivables,
Series 2017-C, Class A, 1 Month LIBOR + 0.320%
1.797%(c)	10/17/22	5,845	5,856,605
Santander Drive Auto Receivables Trust,
Series 2014-1, Class D
2.910%	04/15/20	786	789,087
Series 2014-2, Class E, 144A
3.760%	07/15/21	2,240	2,260,213
Series 2014-3, Class E, 144A
3.490%	09/15/21	1,725	1,735,381
Series 2014-4, Class C
2.600%	11/16/20	202	202,591
Series 2014-4, Class D
3.100%	11/16/20	748	755,134
Series 2015-4, Class C
2.970%	03/15/21	1,385	1,394,563
Series 2017-1, Class A2
1.490%	02/18/20	1,055	1,053,669
Series 2017-1, Class B
2.100%	06/15/21	710	708,011
Series 2017-1, Class C
2.580%	05/16/22	825	822,601
Santander Retail Auto Lease Trust,
Series 2017-A, Class A3, 144A
2.220%	01/20/21	2,065	2,058,993
SMART Trust (Australia),
Series 2014-1US, Class A4A
1.680%	12/14/19	1,194	1,193,332
Series 2016-2US, Class A3A
1.710%	03/15/21	5,115	5,054,120
SunTrust Auto Receivables Trust,
Series 2015-1A, Class A4, 144A
1.780%	01/15/21	4,390	4,378,833
World Omni Auto Receivables Trust,
Series 2016-A, Class A4
1.950%	05/16/22	6,885	6,838,316

			193,794,296

Collateralized Loan Obligations — 0.3%
Allegro CLO Ltd.,
Series 2015-1A, Class AR, 144A
2.482%	07/25/27	4,460	4,459,999

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Babson CLO Ltd. (Cayman Islands),
Series 2013-IA, Class AR, 3 Month LIBOR + 0.800%, 144A
2.323%(c)	01/20/28	4,935	$4,932,533
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-1A, Class AR, 3 Month LIBOR + 1.000%, 144A
2.363%(c)	04/20/27	10,450	10,455,892
Halcyon Loan Advisors Funding Ltd. (Cayman Islands),
Series 2014-3A, Class AR, 3 Month LIBOR + 1.100%, 144A
2.463%(c)	10/22/25	4,205	4,215,111
KKR CLO Ltd. (Cayman Islands),
Series 12, Class A1R, 3 Month LIBOR + 1.050%, 144A
2.409%(c)	07/15/27	10,445	10,467,180
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2015-19A, Class A1R, 3 Month LIBOR + 1.050%, 144A
2.409%(c)	07/15/27	1,310	1,310,798
Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A
2.572%(c)	01/15/28	5,705	5,705,000
OZLM Ltd. (Cayman Islands),
Series 2014-8A, Class A1AR, 3 Month LIBOR + 1.130%, 144A
2.483%(c)	10/17/26	6,395	6,412,547

			47,959,060

Consumer Loans — 0.0%
Springleaf Funding Trust,
Series 2016-AA, Class A, 144A
2.900%	11/15/29	2,445	2,448,603

			2,448,603

Credit Cards — 0.5%
American Express Credit Account Master Trust,
Series 2017-7, Class B
2.540%	05/15/25	2,785	2,768,115
Barclays Dryrock Issuance Trust,
Series 2015-1, Class A
2.200%	12/15/22	705	704,425
Series 2015-2, Class A
1.560%	03/15/21	8,705	8,698,333
Chase Issuance Trust,
Series 2015-A2, Class A2
1.590%	02/18/20	3,260	3,259,387
Series 2016-A2, Class A
1.370%	06/15/21	9,200	9,111,719
Citibank Credit Card Issuance Trust,
Series 2014-A6, Class A6
2.150%	07/15/21	14,444	14,458,960
Discover Card Execution Note Trust,
Series 2012-A6, Class A6
1.670%	01/18/22	7,683	7,639,523
Series 2016-A1, Class A1
1.640%	07/15/21	9,655	9,624,444
Synchrony Credit Card Master Note Trust,
Series 2012-2, Class A
2.220%	01/15/22	2,515	2,518,242

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Credit Cards (continued)
Series 2013-1, Class B
1.690%	03/15/21	5,785	$5,778,725
Series 2015-1, Class B
2.640%	03/15/23	3,690	3,684,524
Series 2015-4, Class B
2.620%	09/15/23	1,835	1,827,012

			70,073,409

Equipment — 0.2%
Ascentium Equipment Receivables Trust,
Series 2016-1A, Class A3, 144A
1.920%	12/10/19	975	974,247
Series 2017-1A, Class A2, 144A
1.870%	07/10/19	455	454,340
Series 2017-1A, Class A3, 144A
2.290%	06/10/21	460	458,571
CCG Receivables Trust,
Series 2016-1, Class A2, 144A
1.690%	09/14/22	1,659	1,655,002
Series 2017-1, Class A2, 144A
1.840%	11/14/23	3,275	3,263,092
CNH Equipment Trust,
Series 2016-C, Class A3
1.440%	12/15/21	970	960,219
GreatAmerica Leasing Receivables Funding LLC,
Series 2017-1, Class A2, 144A
1.720%	04/22/19	397	396,964
Series 2017-1, Class A3, 144A
2.060%	06/22/20	410	408,861
Kubota Credit Owner Trust,
Series 2014-1A, Class A4, 144A
1.670%	07/15/20	910	910,187
MMAF Equipment Finance LLC,
Series 2014-AA, Class A4, 144A
1.590%	02/08/22	2,850	2,839,403
Series 2015-AA, Class A4, 144A
1.930%	07/16/21	2,465	2,461,623
Series 2016-AA, Class A4, 144A
1.760%	01/17/23	4,735	4,659,158
Series 2017-AA, Class A2, 144A
1.730%	05/18/20	493	492,465
Volvo Financial Equipment LLC,
Series 2016-1A, Class A3, 144A
1.670%	02/18/20	6,850	6,841,045
Volvo Financial Equipment Master Owner Trust,
Series 2017-A, Class A, 1 Month LIBOR + 0.500%, 144A
1.977%(c)	11/15/22	1,470	1,474,182

			28,249,359

Home Equity Loans — 0.0%
GSAA Trust,
Series 2005-8, Class A3, 1 Month LIBOR + 0.430%
1.982%(c)	06/25/35	1,772	1,755,983
Terwin Mortgage Trust,
Series 2005-14HE, Class AF2
4.849%	08/25/36	64	64,067

			1,820,050

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Other — 0.3%
DB Master Finance LLC, Series 2017-1A, Class A2I, 144A
3.629%	11/20/47	2,905	$2,923,941
Diamond Resorts Owner Trust,
Series 2013-2, Class A, 144A
2.270%	05/20/26	342	341,331
Series 2014-1, Class A, 144A
2.540%	05/20/27	650	645,680
Series 2015-2, Class A, 144A
2.990%	05/22/28	1,507	1,500,386
Elara HGV Timeshare Issuer LLC,
Series 2014-A, Class A, 144A
2.530%	02/25/27	814	803,750
Hilton Grand Vacations Trust,
Series 2014-AA, Class A, 144A
1.770%	11/25/26	1,194	1,175,471
Series 2017-AA, Class A, 144A
2.660%	12/26/28	1,009	1,002,068
Invitation Homes Trust,
Series 2015-SFR3, Class E, 1 Month LIBOR + 3.750%, 144A
5.210%(c)	08/17/32	369	374,540
Jimmy Johns Funding LLC,
Series 2017-1A, Class A2I, 144A
3.610%	07/30/47	703	705,945
MVW Owner Trust,
Series 2013-1A, Class A, 144A
2.150%	04/22/30	198	195,431
Series 2014-1A, Class A, 144A
2.250%	09/22/31	378	372,567
Series 2015-1A, Class A, 144A
2.520%	12/20/32	2,352	2,340,335
Sierra Timeshare Receivables Funding LLC,
Series 2014-2A, Class A, 144A
2.050%(cc)	06/20/31	556	554,429
Series 2015-1A, Class A, 144A
2.400%	03/22/32	802	799,267
Series 2015-2A, Class A, 144A
2.430%	06/20/32	1,304	1,297,270
Series 2015-3A, Class A, 144A
2.580%	09/20/32	2,466	2,462,203
Utility Debt Securitization Authority,
Series 2013-T, Class T1
2.042%	06/15/21	1,621	1,615,991
Verizon Owner Trust,
Series 2017-1A, Class A, 144A
2.060%	09/20/21	5,195	5,181,967
Series 2017-1A, Class B, 144A
2.450%	09/20/21	1,515	1,515,516
Series 2017-1A, Class C, 144A
2.650%	09/20/21	2,025	2,022,947
Series 2017-2A, Class B, 144A
2.220%	12/20/21	6,785	6,738,673
Series 2017-3A, Class B, 144A
2.380%	04/20/22	5,120	5,101,086
Wendys Funding LLC,
Series 2015-1A, Class A2I, 144A
3.371%	06/15/45	6,974	6,993,154
Series 2018-1A, Class A2I, 144A

Interest Rate	Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (continued)
Other (continued)
3.573%	03/15/48	3,330		$3,328,961

				49,992,909

Residential Mortgage-Backed Securities — 0.3%
Bayview Mortgage Fund IVc Trust,
Series 2017-RT3, Class A, 144A
3.500%(cc)	01/28/58	2,591		2,642,903
Bayview Opportunity Master Fund IVa Trust,
Series 2017-RT1, Class A1, 144A
3.000%(cc)	03/28/57	794		794,335
Bayview Opportunity Master Fund IVb Trust,
Series 2017-SPL4, Class A, 144A
3.500%(cc)	01/28/55	965		978,767
Chase Funding Trust,
Series 2002-2, Class 1M1
5.599%	09/25/31	—	(r)	451
Countrywide Asset-Backed Certificates Trust,
Series 2004-7, Class AF5
5.868%	01/25/35	56		56,171
Series 2004-BC1, Class M2, 1 Month LIBOR + 1.610%
3.157%(c)	01/25/34	144		139,850
Mill City Mortgage Loan Trust,
Series 2016-1, Class A1, 144A
2.500%(cc)	04/25/57	1,476		1,467,366
Series 2017-2, Class A1, 144A
2.750%(cc)	07/25/59	3,220		3,219,157
Towd Point Mortgage Trust,
Series 2015-3, Class A1B, 144A
3.000%(cc)	03/25/54	1,774		1,781,675
Series 2015-4, Class A1B, 144A
2.750%(cc)	04/25/55	1,956		1,956,528
Series 2015-4, Class M1, 144A
3.750%(cc)	04/25/55	5,670		5,872,256
Series 2015-5, Class A1B, 144A
2.750%(cc)	05/25/55	1,424		1,424,388
Series 2016-1, Class A1B, 144A
2.750%(cc)	02/25/55	1,927		1,927,621
Series 2016-1, Class A3B, 144A
3.000%(cc)	02/25/55	2,425		2,430,085
Series 2016-2, Class A1A, 144A
2.750%(cc)	08/25/55	1,782		1,781,717
Series 2016-4, Class A1, 144A
2.250%(cc)	07/25/56	2,813		2,790,488
Series 2016-4, Class M1, 144A
3.250%(cc)	07/25/56	1,230		1,232,912
Series 2017-1, Class A1, 144A
2.750%(cc)	10/25/56	2,640		2,636,800
Series 2017-1, Class M1, 144A
3.750%(cc)	10/25/56	3,850		3,918,458
Series 2017-2, Class A1, 144A
2.750%(cc)	04/25/57	1,371		1,369,644
Series 2017-3, Class A1, 144A
2.750%(cc)	07/25/57	2,454		2,450,123
Series 2017-5, Class A1, 1 Month LIBOR + 0.600%, 144A
2.152%(c)	02/25/57	2,971		2,974,467

				43,846,162

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Student Loans — 0.2%
Navient Private Education Loan Trust,
Series 2017-A, Class A2A, 144A
2.880%	12/16/58	1,580	$1,566,385
SLM Student Loan Trust,
Series 2008-4, Class A4, 3 Month LIBOR + 1.650%
3.017%(c)	07/25/22	303	310,456
Series 2008-5, Class A4, 3 Month LIBOR + 1.700%
3.067%(c)	07/25/23	4,554	4,697,913
Series 2008-9, Class A, 3 Month LIBOR + 1.500%
2.867%(c)	04/25/23	4,162	4,259,040
SMB Private Education Loan Trust,
Series 2015-A, Class A2A, 144A
2.490%	06/15/27	2,455	2,450,161
Series 2015-B, Class A2A, 144A
2.980%	07/15/27	2,685	2,700,506
Series 2015-C, Class A2A, 144A
2.750%	07/15/27	2,632	2,636,762
Series 2015-C, Class A3, 1 Month LIBOR + 1.950%, 144A
3.427%(c)	08/16/32	4,305	4,508,196
Series 2016-A, Class A2A, 144A
2.700%	05/15/31	1,470	1,462,560
Series 2016-B, Class A2A, 144A
2.430%	02/17/32	3,490	3,430,507
Series 2016-C, Class A2A, 144A
2.340%	09/15/34	1,890	1,850,119

			29,872,605

TOTAL ASSET-BACKED SECURITIES (cost $469,324,144)			468,056,453

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.2%
225 Liberty Street Trust,
Series 2016-225L, Class A, 144A
3.597%	02/10/36	1,640	1,689,219
280 Park Avenue Mortgage Trust,
Series 2017-280P, Class A, 1 Month LIBOR + 0.880%, 144A
2.357%(c)	09/15/34	6,445	6,453,025
Atrium Hotel Portfolio Trust,
Series 2017-ATRM, Class A, 1 Month LIBOR + 0.930%, 144A
2.408%(c)	11/15/19	7,055	7,056,368
BANK 2017,
Series 2017-BNK5, Class C
4.259%(cc)	06/15/60	1,580	1,600,821
Barclays Commercial Mortgage Securities Trust,
Series 2015-RRI, Class C, 1 Month LIBOR + 2.150%, 144A
3.401%(c)	05/15/32	246	246,553
Series 2015-RRI, Class D, 1 Month LIBOR + 3.000%, 144A
4.251%(c)	05/15/32	304	304,738
BX Trust,
Series 2017-IMC, Class A, 1 Month LIBOR + 1.050%, 144A
2.527%(c)	10/15/32	6,005	6,014,415

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BXP Trust,
Series 2017-GM, Class A, 144A
3.379%	06/13/39	6,290	$6,425,462
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class AS
4.026%	05/10/47	3,000	3,115,907
Series 2015-GC27, Class AS
3.571%	02/10/48	1,190	1,199,085
Commercial Mortgage Trust,
Series 2012-CR3, Class A3
2.822%	10/15/45	950	951,614
Series 2014-TWC, Class A, 1 Month LIBOR + 0.850%, 144A
2.282%(c)	02/13/32	1,950	1,951,806
Series 2015-CR25, Class C
4.546%(cc)	08/10/48	1,700	1,742,373
Series 2015-CR26, Class A4
3.630%	10/10/48	8,241	8,580,417
Series 2015-LC21, Class B
4.311%(cc)	07/10/48	3,055	3,120,532
Series 2015-LC23, Class A2
3.221%	10/10/48	7,785	7,944,869
Series 2015-PC1, Class B
4.441%(cc)	07/10/50	1,505	1,537,559
Series 2016-DC2, Class A5
3.765%	02/10/49	1,810	1,895,622
CSAIL Commercial Mortgage Trust,
Series 2015-C3, Class A4
3.718%	08/15/48	1,685	1,752,634
Series 2016-C6, Class A5
3.090%	01/15/49	2,795	2,786,625
CSMC Trust,
Series 2015-GLPB, Class A, 144A
3.639%	11/15/34	4,125	4,292,492
Series 2015-GLPB, Class B, 144A
3.811%(cc)	11/15/34	3,875	4,017,094
Series 2015-TOWN, Class B, 1 Month LIBOR + 1.900%, 144A
3.377%(c)	03/15/28	137	137,000
Series 2015-TOWN, Class C, 1 Month LIBOR + 2.250%, 144A
3.727%(c)	03/15/28	134	134,000
Series 2015-TOWN, Class D, 1 Month LIBOR + 3.200%, 144A
4.677%(c)	03/15/28	203	203,126
DBUBS Mortgage Trust,
Series 2017-BRBK, Class B, 144A
3.530%(cc)	10/10/34	2,820	2,852,149
FHLMC Multifamily Structured Pass-Through Certificates,
Series K025, Class A1
1.875%	04/25/22	1,327	1,317,310
GAHR Commercial Mortgage Trust,
Series 2015-NRF, Class BFX, 144A
3.382%(cc)	12/15/34	520	526,012
Series 2015-NRF, Class CFX, 144A
3.382%(cc)	12/15/34	523	526,572
Series 2015-NRF, Class DFX, 144A
3.382%(cc)	12/15/34	518	519,880

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Great Wolf Trust,
Series 2017-WOLF, Class A, 1 Month LIBOR + 0.850%, 144A
2.477%(c)	09/15/34	7,715	$7,744,473
Series 2017-WOLF, Class B, 1 Month LIBOR + 1.100%, 144A
2.677%(c)	09/15/34	3,940	3,940,024
GS Mortgage Securities Trust,
Series 2015-GC34, Class A4
3.506%	10/10/48	1,515	1,557,605
Hospitality Mortgage Trust,
Series 2017-HIT, Class A, 1 Month LIBOR + 0.850%, 144A
2.094%(c)	05/08/30	1,390	1,391,737
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class A4
3.801%	09/15/47	9,570	10,029,706
Series 2014-C24, Class A5
3.639%	11/15/47	895	930,607
Series 2015-C31, Class A3
3.801%	08/15/48	5,253	5,505,187
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2, Class A4
3.144%	06/15/49	2,350	2,358,400
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2017-JP5, Class AS
3.876%(cc)	03/15/50	5,285	5,457,427
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8, Class A3
2.829%	10/15/45	2,346	2,357,769
Series 2013-LC11, Class A5
2.960%	04/15/46	2,530	2,554,193
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class AS
4.036%(cc)	05/15/48	825	855,656
Series 2015-C24, Class B
4.351%(cc)	05/15/48	895	908,436
Series 2016-C29, Class A4
3.325%	05/15/49	1,810	1,840,026
Series 2017-C34, Class C
4.187%(cc)	11/15/52	2,065	2,073,003
Morgan Stanley Capital I Trust,
Series 2015-MS1, Class AS
4.030%(cc)	05/15/48	325	336,943
Series 2017-H1, Class AS
3.773%	06/15/50	3,875	3,958,521
Morgan Stanley Capital I, Inc.,
Series 2017-JWDR, Class A, 1 Month LIBOR + 0.850%, 144A
2.100%(c)	11/15/34	2,165	2,166,702
Series 2017-JWDR, Class B, 1 Month LIBOR + 1.200%, 144A
2.450%(c)	11/15/34	2,180	2,180,683
One Market Plaza Trust,
Series 2017-1MKT, Class A, 144A
3.614%	02/10/32	1,820	1,874,033
Palisades Center Trust,
Series 2016-PLSD, Class A, 144A
2.713%	04/13/33	6,255	6,215,954

Interest Rate	Maturity Date		Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class C
4.056%(cc)	04/15/50		1,995	$1,932,230
Series 2015-NXS2, Class B
4.249%(cc)	07/15/58		1,005	1,025,702
Series 2015-NXS2, Class C
4.249%(cc)	07/15/58		545	518,421
Series 2015-SG1, Class A4
3.789%	09/15/48		3,110	3,261,678
Series 2016-C34, Class A4
3.096%	06/15/49		3,795	3,792,794
Series 2017-C38, Class A5
3.453%	07/15/50		4,195	4,289,242
Series 2017-C38, Class AS
3.665%(cc)	07/15/50		1,804	1,834,507
WFRBS Commercial Mortgage Trust,
Series 2013-C13, Class A4
3.001%	05/15/45		3,150	3,181,846
Series 2013-C18, Class A3
3.651%	12/15/46		2,235	2,297,428
Series 2014-C19, Class AS
4.271%	03/15/47		2,775	2,947,878
Series 2014-C19, Class B
4.723%(cc)	03/15/47		969	1,017,895
Worldwide Plaza Trust,
Series 2017-WWP, Class A, 144A
3.526%	11/10/36		4,105	4,217,550

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $178,003,696)				177,449,535

CONVERTIBLE BONDS — 0.0%
Auto Manufacturers — 0.0%
Tesla, Inc.,
Sr. Unsec’d. Notes
1.250%	03/01/21	(a)	565	610,906

Commercial Services — 0.0%
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes
1.750%	06/19/24		1,200	1,262,399

Internet — 0.0%
Ctrip.com International Ltd. (China),
Sr. Unsec’d. Notes
1.250%	09/15/22		820	837,425

TOTAL CONVERTIBLE BONDS (cost $2,568,967)				2,710,730

CORPORATE BONDS — 14.5%
Advertising — 0.3%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	02/15/23		1,595	1,640,758
4.000%	03/15/22		4,765	4,924,997
4.200%	04/15/24		10,609	11,127,331
Lamar Media Corp.,
Gtd. Notes
5.750%	02/01/26		725	773,938

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Advertising (continued)
MDC Partners, Inc.,
Gtd. Notes, 144A
6.500%	05/01/24		1,725	$1,733,625
Omnicom Group, Inc.,
Gtd. Notes
3.600%	04/15/26		2,775	2,807,407
3.650%	11/01/24		5,655	5,803,010
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes
5.625%	02/15/24	(a)	350	370,125
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.625%	09/07/22		1,810	1,864,875
3.750%	09/19/24		5,825	5,953,089
4.750%	11/21/21		3,445	3,690,987

				40,690,142

Aerospace & Defense — 0.3%
Airbus Group Finance BV (France),
Gtd. Notes, 144A
2.700%	04/17/23		5,095	5,090,992
Arconic, Inc.,
Sr. Unsec’d. Notes
5.870%	02/23/22		4,800	5,195,999
6.150%	08/15/20		5,075	5,456,133
Harris Corp.,
Sr. Unsec’d. Notes
4.854%	04/27/35		6,295	7,035,213
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.900%	03/01/25		6,305	6,285,032
3.550%	01/15/26		5,085	5,280,140
3.600%	03/01/35		1,150	1,159,264
StandardAero Aviation Holdings, Inc.,
Gtd. Notes, 144A
10.000%	07/15/23		2,815	3,082,425
Triumph Group, Inc.,
Gtd. Notes, 144A
7.750%	08/15/25		640	679,200

				39,264,398

Agriculture — 0.2%
Adecoagro SA (Argentina),
Sr. Unsec’d. Notes, 144A
6.000%	09/21/27		1,055	1,046,033
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.950%	07/21/20		5,615	5,669,206
Kernel Holding SA (Ukraine),
Gtd. Notes, 144A
8.750%	01/31/22		1,165	1,282,178
MHP SE (Ukraine),
Gtd. Notes
7.750%	05/10/24		1,000	1,082,799
Mriya Agro Holding PLC (Ukraine),
Sr. Unsec’d. Notes(d)
9.450%	04/19/18		400	19,999
Sr. Unsec’d. Notes, 144A(i)
9.450%	04/19/18		900	45,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Agriculture (continued)
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
2.300%	06/12/18	362	$362,424
3.250%	11/01/22	2,685	2,721,361
4.000%	06/12/22	2,604	2,720,735
4.450%	06/12/25	3,405	3,630,566
5.700%	08/15/35	208	247,933
5.850%	08/15/45	3,228	4,031,028
6.150%	09/15/43	229	294,335
7.250%	06/15/37	610	846,053

			23,999,650

Airlines — 0.2%
Air Canada (Canada),
Gtd. Notes, 144A
7.750%	04/15/21	525	595,875
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	01/15/27	2,255	2,321,453
American Airlines 2013-1 Class B Pass-Through Trust,
Pass-Through Certificates, 144A
5.625%	07/15/22	110	114,161
American Airlines 2013-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	07/15/24	4,749	5,053,917
American Airlines 2014-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.375%	04/01/24	391	399,404
American Airlines 2015-1 Class B Pass-Through Trust,
Pass-Through Certificates
3.700%	11/01/24	4,445	4,434,098
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29	2,883	2,935,516
American Airlines 2017-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.350%	04/15/31	2,065	2,081,892
Azul Investments LLP (Brazil),
Gtd. Notes, 144A
5.875%	10/26/24	1,475	1,462,094
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	11/23/20	171	175,909
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.300%	10/15/20	82	85,117
Delta Air Lines 2015-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.625%	01/30/29	2,099	2,176,347
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.625%	03/15/22	6,760	6,876,799
United Airlines 2014-2 Class B Pass-Through Trust,
Pass-Through Certificates
4.625%	03/03/24	126	129,324
United Continental Holdings, Inc.,
Gtd. Notes
6.000%	12/01/20	1,045	1,119,456

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Airlines (continued)
US Airways 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.625%	12/03/26			1,593	$1,690,965
US Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27			1,681	1,751,179

					33,403,506

Apparel — 0.0%
William Carter Co. (The),
Gtd. Notes
5.250%	08/15/21			1,322	1,358,355
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
5.000%	09/01/26			450	448,875

					1,807,230

Auto Manufacturers — 0.1%
General Motors Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%
2.192%(c)	08/07/20			4,195	4,220,121
Tesla, Inc.,
Gtd. Notes, 144A
5.300%	08/15/25	(a)		5,130	4,899,150

					9,119,271

Auto Parts & Equipment — 0.0%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	10/01/24			1,475	1,521,094
American Axle & Manufacturing, Inc.,
Gtd. Notes, 144A
6.250%	04/01/25	(a)		2,880	3,031,200
Nemak SAB de CV (Mexico),
Sr. Unsec’d. Notes
5.500%	02/28/23			1,300	1,335,749
TI Group Automotive Systems LLC (United Kingdom),
Gtd. Notes, 144A
8.750%	07/15/23			619	663,878

					6,551,921

Banks — 3.2%
Banco de Bogota SA (Colombia),
Sr. Unsec’d. Notes, 144A
4.375%	08/03/27			5,600	5,586,000
Sub. Notes
6.250%	05/12/26			1,800	1,940,939
Sub. Notes, 144A
6.250%	05/12/26			350	377,405
Banco de Galicia y Buenos Aires SA (Argentina),
Sub. Notes, 144A
8.250%	07/19/26			3,000	3,341,100
Banco do Brasil SA (Brazil),
Jr. Sub. Notes
9.000%	06/29/49			2,550	2,738,063
Banco Macro SA (Argentina),
Sr. Unsec’d. Notes, 144A
17.500%	05/08/22		ARS	12,300	633,987
Sub. Notes, 144A
6.750%	11/04/26			2,000	2,064,420

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes, 144A
7.625%	06/30/49	610	$667,950
Banco Nacional de Comercio Exterior SNC (Mexico),
Sub. Notes, 144A
3.800%	08/11/26	2,365	2,365,000
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	09/20/22	1,550	1,610,905
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.500%	04/11/22	6,000	6,117,887
3.800%	02/23/28	7,600	7,601,064
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23	9,465	9,682,695
Sr. Unsec’d. Notes, MTN
3.248%	10/21/27	26,915	26,708,272
3.824%	01/20/28	11,510	11,905,604
4.244%	04/24/38	8,330	9,034,140
5.650%	05/01/18	3,855	3,901,003
Barclays Bank PLC (United Kingdom),
Sub. Notes
5.140%	10/14/20	5,015	5,310,663
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.684%	01/10/23	4,680	4,749,159
BBVA Bancomer SA (Mexico),
Sr. Unsec’d. Notes, 144A
4.375%	04/10/24	5,305	5,530,463
Sub. Notes
5.350%	11/12/29	600	596,999
BNP Paribas SA (France),
Jr. Sub. Notes
7.375%	02/19/99	825	952,875
Sr. Unsec’d. Notes, MTN, 144A
2.950%	05/23/22	3,485	3,492,582
3.800%	01/10/24	3,460	3,579,798
BPCE SA (France),
Gtd. Notes, MTN, 144A
3.000%	05/22/22	2,525	2,523,601
Sub. Notes, MTN, 144A
4.500%	03/15/25	10,575	11,052,994
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.300%	10/30/24	2,064	2,053,168
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.876%	07/24/23	8,310	8,268,362
3.200%	10/21/26	11,235	11,147,220
3.887%	01/10/28	15,135	15,665,963
Citizens Financial Group, Inc.,
Sub. Notes, 144A
4.150%	09/28/22	546	566,235
Credit Agricole SA (France),
Jr. Sub. Notes, 144A
7.875%	01/23/49	1,870	2,115,438
Sr. Unsec’d. Notes, MTN, 144A
3.250%	10/04/24	7,390	7,340,282

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes
7.125%	07/29/99	1,025	$1,121,863
Sr. Unsec’d. Notes, 144A
2.997%	12/14/23	6,040	5,969,061
Development Bank of Kazakhstan JSC (Kazakhstan),
Sr. Unsec’d. Notes
4.125%	12/10/22	700	719,949
DNB Bank ASA (Norway),
Jr. Sub. Notes
6.500%	03/26/99	730	784,749
Emirates NBD Tier 1 Ltd. (United Arab Emirates),
Gtd. Notes
5.750%	05/29/49	1,400	1,419,239
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A
8.125%	11/15/24	620	631,625
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.908%	06/05/23	8,720	8,662,018
3.000%	04/26/22	11,830	11,876,379
3.500%	11/16/26	14,610	14,695,523
3.691%	06/05/28	8,450	8,572,169
5.750%	01/24/22	5,180	5,743,743
Grupo Aval Ltd. (Colombia),
Gtd. Notes
4.750%	09/26/22	600	608,249
Grupo Financiero Santander Mexico SAB de CV (Mexico),
Jr. Sub. Notes
8.500%	12/29/49	1,500	1,624,217
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
6.375%	12/29/49	4,410	4,740,750
Sr. Unsec’d. Notes
2.650%	01/05/22	3,240	3,218,494
2.950%	05/25/21	4,640	4,671,887
Huntington Bancshares, Inc.,
Sub. Notes
7.000%	12/15/20	200	223,653
ING Bank NV (Netherlands),
Sub. Notes, 144A
5.800%	09/25/23	6,129	6,878,182
Sub. Notes, EMTN
4.125%	11/21/23	5,595	5,650,525
ING Groep NV (Netherlands),
Jr. Sub. Notes
6.875%	04/16/99	750	819,375
Intesa Sanpaolo SpA (Italy),
Gtd. Notes, MTN, 144A
7.700%	12/29/49	2,065	2,235,363
Sr. Unsec’d. Notes, 144A
3.125%	07/14/22	5,980	5,936,878
Itau Unibanco Holding SA (Brazil),
Jr. Sub. Notes, MTN, 144A
6.125%	12/31/99	655	654,794
Sub. Notes, MTN
5.650%	03/19/22	955	997,019

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.950%	10/01/26		19,905	$19,551,496
3.200%	06/15/26		2,385	2,383,721
3.300%	04/01/26		1,840	1,854,506
3.540%	05/01/28	(a)	2,335	2,375,504
3.782%	02/01/28		2,890	2,994,763
3.882%	07/24/38		10,465	10,757,684
3.900%	07/15/25		1,120	1,174,144
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.230%
2.595%(c)	10/24/23		19,300	19,799,700
Morgan Stanley,
Sr. Unsec’d. Notes
3.625%	01/20/27		8,070	8,259,277
Sr. Unsec’d. Notes, GMTN
3.750%	02/25/23		21,620	22,406,131
3.875%	01/27/26		7,150	7,452,920
Sr. Unsec’d. Notes, MTN
3.971%	07/22/38		4,705	4,872,001
Sub. Notes, MTN
4.875%	11/01/22		13,740	14,795,535
National Savings Bank (Sri Lanka),
Sr. Unsec’d. Notes
8.875%	09/18/18		845	872,039
Provident Funding Associates LP/PFG Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	06/15/25		850	892,500
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.498%	05/15/23		6,368	6,381,884
3.875%	09/12/23		4,060	4,128,788
Russian Agricultural Bank OJSC Via RSHB Capital SA (Russia),
Sub. Notes
8.500%	10/16/23		2,510	2,816,521
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.875%	08/05/21		6,815	6,798,303
3.571%	01/10/23		3,845	3,900,416
Sberbank of Russia Via SB Capital SA (Russia),
Sr. Unsec’d. Notes
6.125%	02/07/22		1,750	1,907,773
Sub. Notes
5.500%	02/26/24		850	863,005
Standard Chartered PLC (United Kingdom),
Jr. Sub. Notes, 144A
7.500%	12/29/49		1,950	2,106,000
TC Ziraat Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, MTN
4.750%	04/29/21		2,900	2,871,139
Toronto-Dominion Bank (The) (Canada),
Sub. Notes
3.625%	09/15/31		9,320	9,295,961
Turkiye Garanti Bankasi A/S (Turkey),
Sub. Notes
6.125%	05/24/27		1,700	1,696,644
Turkiye Halk Bankasi A/S (Turkey),
Sr. Unsec’d. Notes
4.750%	02/11/21		200	191,028

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks (continued)
Turkiye Halk Bankasi AS (Turkey),
Sr. Unsec’d. Notes
3.875%	02/05/20		200	$191,048
UBS AG (Switzerland),
Sr. Unsec’d. Notes, MTN
1.800%	03/26/18		1,064	1,064,037
UBS Group AG (Switzerland),
Jr. Sub. Notes
7.125%	08/10/99		965	1,049,727
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A
2.859%	08/15/23		2,335	2,308,304
3.491%	05/23/23		7,990	8,117,152
4.125%	09/24/25		9,130	9,581,512
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, MTN, 144A
3.750%	04/12/22		10,545	10,729,490
4.625%	04/12/27	(a)	7,458	7,868,939
Vnesheconombank Via VEB Finance PLC (Russia),
Sr. Unsec’d. Notes
6.800%	11/22/25		1,850	2,108,489
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.069%	01/24/23		11,330	11,415,027
Sr. Unsec’d. Notes, MTN
3.584%	05/22/28		5,785	5,897,560
Woori Bank (South Korea),
Jr. Sub. Notes, MTN
5.250%	11/16/99		900	915,744

				504,324,352

Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46		21,020	24,361,949

Biotechnology — 0.1%
Celgene Corp.,
Sr. Unsec’d. Notes
3.625%	05/15/24		7,980	8,206,973
3.875%	08/15/25		4,735	4,901,136
4.350%	11/15/47		6,265	6,507,639

				19,615,748

Building Materials — 0.2%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.000%	11/01/22		580	574,925
3.750%	05/01/28		7,560	7,616,028
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes
7.750%	04/16/26		1,600	1,811,999
Grupo Cementos de Chihuahua SAB de CV (Mexico),
Gtd. Notes, 144A
5.250%	06/23/24		560	565,600
Holcim US Finance Sarl & Cie SCS (Switzerland),
Gtd. Notes, 144A
5.150%	09/12/23		2,420	2,644,593

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Building Materials (continued)
James Hardie International Finance DAC (Ireland),
Sr. Unsec’d. Notes, 144A
4.750%	01/15/25		460	$463,450
Jeld-Wen, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25		495	498,713
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24		4,475	4,707,112
4.250%	12/15/47		3,620	3,581,879
Masonite International Corp.,
Gtd. Notes, 144A
5.625%	03/15/23		375	391,988
Norbord, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.250%	04/15/23		375	409,219
RSI Home Products, Inc.,
Sec’d. Notes, 144A
6.500%	03/15/23		1,050	1,099,875
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.125%	06/01/25		1,260	1,285,200
Vulcan Materials Co.,
Sr. Unsec’d. Notes
4.500%	06/15/47		5,724	5,844,251
West China Cement Ltd. (China),
Gtd. Notes
6.500%	09/11/19		850	873,042

				32,367,874

Chemicals — 0.1%
Blue Cube Spinco, Inc.,
Gtd. Notes
10.000%	10/15/25		650	780,000
Braskem Finance Ltd. (Brazil),
Gtd. Notes
7.375%	01/04/99		678	684,779
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44		675	666,563
Consolidated Energy Finance SA (Trinidad & Tobago),
Gtd. Notes, 144A
6.750%	10/15/19		462	470,085
Sr. Unsec’d. Notes, 144A
6.875%	06/15/25		715	757,900
CVR Partners LP/CVR Nitrogen Finance Corp.,
Sec’d. Notes, 144A
9.250%	06/15/23	(a)	860	925,575
Equate Petrochemical BV (Kuwait),
Gtd. Notes
3.000%	03/03/22		2,070	2,038,362
Gtd. Notes, MTN
4.250%	11/03/26		1,960	1,994,299
Gtd. Notes, MTN, 144A
4.250%	11/03/26		1,490	1,516,075
INEOS Group Holdings SA (Luxembourg),
Gtd. Notes, 144A
5.625%	08/01/24	(a)	1,150	1,198,875

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Chemicals (continued)
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA (Canada),
Sr. Sec’d. Notes, 144A
8.375%	12/01/22		1,725	$1,742,250
OCP SA (Morocco),
Sr. Unsec’d. Notes
5.625%	04/25/24		850	910,503
Platform Specialty Products Corp.,
Gtd. Notes, 144A
5.875%	12/01/25		1,000	992,500
Sr. Unsec’d. Notes, 144A
6.500%	02/01/22	(a)	610	630,588
PQ Corp.,
Gtd. Notes, 144A
5.750%	12/15/25		765	778,388
Rayonier AM Products, Inc.,
Gtd. Notes, 144A
5.500%	06/01/24		50	49,813
Solvay Finance America LLC (Belgium),
Gtd. Notes, 144A
4.450%	12/03/25		4,730	5,026,305
Valvoline, Inc.,
Gtd. Notes
5.500%	07/15/24		400	424,000

				21,586,860

Coal — 0.0%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.,
Gtd. Notes, 144A
7.500%	05/01/25		805	855,313

Commercial Services — 0.2%
AMN Healthcare, Inc.,
Gtd. Notes, 144A
5.125%	10/01/24		1,550	1,596,499
Booz Allen Hamilton, Inc.,
Gtd. Notes, 144A
5.125%	05/01/25		835	837,088
Brink’s Co. (The),
Gtd. Notes, 144A
4.625%	10/15/27		2,600	2,548,000
FTI Consulting, Inc.,
Gtd. Notes
6.000%	11/15/22		850	875,968
Gartner, Inc.,
Gtd. Notes, 144A
5.125%	04/01/25		915	956,175
HPHT Finance 15 Ltd. (Hong Kong),
Gtd. Notes, 144A
2.250%	03/17/18		4,160	4,157,142
KAR Auction Services, Inc.,
Gtd. Notes, 144A
5.125%	06/01/25		1,695	1,737,375
Laureate Education, Inc.,
Gtd. Notes, 144A
8.250%	05/01/25		1,370	1,452,200
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.875%	11/01/24		35	35,875

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Commercial Services (continued)
Massachusetts Institute of Technology,
Unsec’d. Notes
3.959%	07/01/38			2,130	$2,348,762
President & Fellows of Harvard College,
Unsec’d. Notes
3.619%	10/01/37			1,310	1,391,438
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23			2,445	2,713,950
Red de Carreteras de Occidente SAPIB de CV (Mexico),
Sr. Sec’d. Notes, MTN, 144A
9.000%	06/10/28		MXN	4,240	206,653
Ritchie Bros Auctioneers, Inc. (Canada),
Gtd. Notes, 144A
5.375%	01/15/25			1,450	1,497,125
Service Corp. International,
Sr. Unsec’d. Notes
8.000%	11/15/21			350	409,063
Team Health Holdings, Inc.,
Gtd. Notes, 144A
6.375%	02/01/25	(a)		1,125	1,004,063
TMS International Corp.,
Sr. Unsec’d. Notes, 144A
7.250%	08/15/25			985	1,029,325
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.375%	03/22/27			1,255	1,229,576
4.125%	02/02/26			3,405	3,542,888
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28			1,890	1,899,450
5.500%	05/15/27			750	789,375

					32,257,990

Computers — 0.2%
Apple, Inc.,
Sr. Unsec’d. Notes
3.000%	02/09/24			3,905	3,954,567
3.200%	05/13/25			6,115	6,238,429
3.200%	05/11/27			7,237	7,328,911
3.750%	11/13/47			7,525	7,739,479
4.250%	02/09/47			2,330	2,589,165
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
5.875%	06/15/21			525	544,688
7.125%	06/15/24	(a)		575	629,547
Harland Clarke Holdings Corp.,
Sr. Sec’d. Notes, 144A
6.875%	03/01/20			325	331,500
8.375%	08/15/22			1,550	1,609,598
Western Digital Corp.,
Gtd. Notes
10.500%	04/01/24			3,550	4,113,563
Sr. Sec’d. Notes, 144A
7.375%	04/01/23			1,315	1,418,556

					36,498,003

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Cosmetics/Personal Care — 0.0%
Avon International Operations, Inc. (United Kingdom),
Sr. Sec’d. Notes, 144A
7.875%	08/15/22	(a)	825	$839,438

Distribution/Wholesale — 0.0%
Beacon Roofing Supply, Inc.,
Gtd. Notes
6.375%	10/01/23		1,100	1,170,125
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
5.625%	09/01/25		1,185	1,238,325
Performance Food Group, Inc.,
Gtd. Notes, 144A
5.500%	06/01/24		1,050	1,084,125
Univar USA, Inc.,
Gtd. Notes, 144A
6.750%	07/15/23	(a)	1,030	1,076,350

				4,568,925

Diversified Financial Services — 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands),
Gtd. Notes
3.500%	05/26/22		1,910	1,938,382
3.650%	07/21/27		4,955	4,903,784
3.950%	02/01/22		4,535	4,673,980
4.625%	07/01/22		1,115	1,181,219
Affiliated Managers Group, Inc.,
Sr. Unsec’d. Notes
4.250%	02/15/24		239	252,000
Air Lease Corp.,
Sr. Unsec’d. Notes
2.750%	01/15/23		4,160	4,099,250
3.625%	12/01/27		8,585	8,576,194
Alliance Data Systems Corp.,
Gtd. Notes, MTN, 144A
5.875%	11/01/21		1,145	1,173,625
Ally Financial, Inc.,
Gtd. Notes
7.500%	09/15/20		360	398,699
8.000%	03/15/20		161	177,503
8.000%	11/01/31		1,075	1,397,500
Sr. Unsec’d. Notes
5.125%	09/30/24		225	243,281
Sub. Notes
5.750%	11/20/25	(a)	1,270	1,384,299
Capital One Bank USA NA,
Sub. Notes
3.375%	02/15/23		11,426	11,538,775
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		2,490	2,506,438
4.100%	02/09/27		14,930	15,293,267
10.250%	07/15/19		400	441,647
Fly Leasing Ltd. (Ireland),
Sr. Unsec’d. Notes
5.250%	10/15/24		980	980,000
Grain Spectrum Funding II LLC,
Sec’d. Notes, 144A^
3.290%	10/10/34		633	629,743

Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Grain Spectrum Funding LLC,
Sec’d. Notes, 144A
4.000%	10/10/33		3,810	$3,829,192
GTLK Europe DAC (Russia),
Gtd. Notes
5.125%	05/31/24		1,100	1,115,259
GTP Acquisition Partners I LLC,
Sec’d. Notes, 144A
2.350%	06/15/45		5,190	5,146,420
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes, 144A
5.875%	08/01/21		815	839,450
LPL Holdings, Inc.,
Gtd. Notes, 144A
5.750%	09/15/25		2,080	2,116,400
Navient Corp.,
Sr. Unsec’d. Notes
6.500%	06/15/22		1,010	1,059,995
7.250%	09/25/23		695	740,175
Sr. Unsec’d. Notes, MTN
6.125%	03/25/24		345	349,313
8.000%	03/25/20		850	919,063
NFP Corp.,
Sr. Unsec’d. Notes, 144A
6.875%	07/15/25		1,470	1,481,025
Poinsettia Finance Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
6.625%	06/17/31		400	410,086
Quicken Loans, Inc.,
Gtd. Notes, 144A
5.750%	05/01/25		1,155	1,195,437
SLM Corp.,
Sr. Unsec’d. Notes
5.125%	04/05/22		1,130	1,175,200
Tarjeta Naranja SA (Argentina),
Sr. Unsec’d. Notes, MTN, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.500%, 144A
24.708%(c)	04/11/22		1,215	1,181,588
Unifin Financiera SAB de CV SOFOM ENR (Mexico),
Gtd. Notes
7.000%	01/15/25		1,300	1,329,249
Vantiv LLC/Vanity Issuer Corp.,
Sr. Unsec’d. Notes, 144A
3.875%	11/15/25	GBP	845	1,150,001
4.375%	11/15/25		1,210	1,225,343
Visa, Inc.,
Sr. Unsec’d. Notes
4.300%	12/14/45		6,555	7,459,133

				94,511,915

Electric — 0.7%
AES Corp.,
Sr. Unsec’d. Notes
5.125%	09/01/27		935	981,749
6.000%	05/15/26		675	728,999
CA La Electricidad de Caracas (Venezuela),
Sr. Unsec’d. Notes
8.500%	04/10/18		900	346,499

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Electric (continued)
Calpine Corp.,
Sr. Unsec’d. Notes
5.375%	01/15/23	(a)	2,140	$2,081,150
Cemig Geracao e Transmissao SA (Brazil),
Gtd. Notes, 144A
9.250%	12/05/24		520	560,300
Comision Federal de Electricidad (Mexico),
Sr. Unsect’d. Notes, 144A
4.875%	01/15/24		585	623,756
DPL, Inc.,
Sr. Unsec’d. Notes
7.250%	10/15/21		1,425	1,581,750
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.900%	12/01/21		338	373,721
Enel Americas SA (Chile),
Sr. Unsec’d. Notes
4.000%	10/25/26		4,585	4,657,351
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.750%	04/06/23		7,395	7,286,703
3.625%	05/25/27		10,495	10,427,346
4.750%	05/25/47		8,410	9,106,113
Entergy Corp.,
Sr. Unsec’d. Notes
4.000%	07/15/22		585	610,706
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes
7.125%	02/11/25		12,000	12,256,895
FirstEnergy Corp.,
Sr. Unsec’d. Notes
3.900%	07/15/27		10,810	11,076,421
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25		5,520	5,823,452
Listrindo Capital BV (Indonesia),
Gtd. Notes
4.950%	09/14/26		1,200	1,211,999
Gtd. Notes, 144A
4.950%	09/14/26		525	530,250
Minejesa Capital BV (Indonesia),
Sr. Sec’d. Notes
4.625%	08/10/30		1,100	1,124,947
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.500%	09/15/27		1,600	1,592,000
NRG Energy, Inc.,
Gtd. Notes
6.250%	07/15/22		195	202,800
6.625%	01/15/27		2,725	2,881,688
7.250%	05/15/26		2,160	2,351,678
Gtd. Notes, 144A
5.750%	01/15/28		2,110	2,131,100
Origin Energy Finance Ltd. (Australia),
Gtd. Notes, 144A
3.500%	10/09/18		7,450	7,494,328
Pampa Energia SA (Argentina),
Sr. Unsec’d. Notes, 144A
7.500%	01/24/27		665	728,268

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Electric (continued)
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, MTN
5.250%	10/24/42		700	$728,000
Puget Energy, Inc.,
Sr. Sec’d. Notes
6.500%	12/15/20		276	305,534
Ruwais Power Co. PJSC (United Arab Emirates),
Sr. Sec’d. Notes
6.000%	08/31/36		1,200	1,405,499
Southern Co. (The),
Sr. Unsec’d. Notes
3.250%	07/01/26		3,706	3,634,559
State Grid Overseas Investment 2013 Ltd. (China),
Gtd. Notes
4.375%	05/22/43		1,845	2,003,133
State Grid Overseas Investment 2014 Ltd. (China),
Gtd. Notes
4.125%	05/07/24		1,600	1,691,061
4.850%	05/07/44		1,200	1,400,522
State Grid Overseas Investment 2016 Ltd. (China),
Gtd. Notes, MTN
4.000%	05/04/47		1,980	2,041,378
Gtd. Notes, MTN, 144A
2.750%	05/04/22		9,905	9,817,877

				111,799,532

Electrical Components & Equipment — 0.0%
Energizer Holdings, Inc.,
Gtd. Notes, 144A
5.500%	06/15/25	(a)	1,025	1,067,589

Electronics — 0.1%
Avnet, Inc.,
Sr. Unsec’d. Notes
4.625%	04/15/26		2,135	2,201,985
Itron, Inc.,
Gtd. Notes, 144A
5.000%	01/15/26		1,045	1,048,919
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
4.600%	04/06/27		5,435	5,720,314

				8,971,218

Energy-Alternate Sources — 0.0%
TerraForm Power Operating LLC,
Gtd. Notes, 144A
4.250%	01/31/23		305	302,713
5.000%	01/31/28		460	455,400

				758,113

Engineering & Construction — 0.2%
CCCI Treasure Ltd. (China),
Gtd. Notes
3.500%	12/29/49		1,260	1,256,607
CRCC Yupeng Ltd. (China),
Gtd. Notes
3.950%	02/28/49		4,470	4,499,953
Delhi International Airport Ltd. (India),
Sr. Sec’d. Notes
6.125%	10/31/26		250	264,375

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Engineering & Construction (continued)
Sr. Sec’d. Notes, 144A
6.125%	10/31/26		1,110	$1,173,825
Indo Energy Finance II BV (Indonesia),
Sr. Sec’d. Notes
6.375%	01/24/23		200	205,282
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	07/31/47		1,600	1,580,000
SBA Tower Trust,
First Lien, 144A
3.156%	10/10/45		5,070	5,108,025
3.168%	04/09/47		5,850	5,823,333
Mortgage, 144A
2.898%	10/11/44		2,670	2,676,416
3.869%	10/08/49		4,755	4,796,266
Weekley Homes LLC/Weekley Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.625%	08/15/25		895	890,525

				28,274,607

Entertainment — 0.1%
AMC Entertainment Holdings, Inc.,
Gtd. Notes
5.750%	06/15/25	(a)	2,090	2,066,488
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	03/15/22		950	974,938
Churchill Downs, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28		1,040	1,033,188
Eldorado Resorts, Inc.,
Gtd. Notes
6.000%	04/01/25		950	992,750
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.250%	02/15/22		360	387,900
6.500%	02/15/25		705	787,838
Regal Entertainment Group,
Sr. Unsec’d. Notes
5.750%	03/15/22		1,085	1,118,906
Scientific Games International, Inc.,
Gtd. Notes
10.000%	12/01/22		5,845	6,414,888
Sr. Sec’d. Notes, 144A
5.000%	10/15/25		1,490	1,493,725
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
5.500%	04/15/27		1,255	1,298,925
Universal Entertainment Corp. (Japan),
Gtd. Notes, GMTN, 144A
8.500%	08/24/20		1,250	1,293,749
WMG Acquisition Corp.,
Sr. Sec’d. Notes, 144A
5.000%	08/01/23	(a)	1,050	1,086,750

				18,950,045

Interest Rate	Maturity Date			Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Environmental Control — 0.0%
Advanced Disposal Services, Inc.,
Gtd. Notes, 144A
5.625%	11/15/24			575	$587,938
Clean Harbors, Inc.,
Gtd. Notes
5.125%	06/01/21			1,300	1,313,000
Wrangler Buyer Corp.,
Sr. Unsec’d. Notes, 144A
6.000%	10/01/25			416	428,480

					2,329,418

Foods — 0.2%
Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25			800	721,599
6.625%	06/15/24	(a)		1,350	1,279,125
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25			1,940	1,973,271
Cencosud SA (Chile),
Gtd. Notes
5.150%	02/12/25			2,550	2,697,750
6.625%	02/12/45			2,400	2,624,182
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A
7.500%	04/15/25			2,430	2,575,800
Cosan Overseas Ltd. (Brazil),
Gtd. Notes
8.250%	11/29/49			520	532,297
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg),
Gtd. Notes, 144A
5.625%	08/15/26			1,710	1,650,150
Iceland Bondco PLC (United Kingdom),
Sr. Sec’d. Notes
4.625%	03/15/25		GBP	635	808,046
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.875%	11/01/26			1,025	1,071,125
MARB BondCo PLC (Brazil),
Gtd. Notes
7.000%	03/15/24			200	200,749
Marfrig Holdings Europe BV (Brazil),
Gtd. Notes
8.000%	06/08/23			2,375	2,475,938
Minerva Luxembourg SA (Brazil),
Gtd. Notes, 144A
6.500%	09/20/26			1,300	1,335,750
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
Gtd. Notes
5.875%	01/15/24			1,075	1,136,813
Post Holdings, Inc.,
Gtd. Notes, 144A
5.500%	03/01/25			595	615,825
5.625%	01/15/28	(a)		665	668,525
5.750%	03/01/27			590	600,325
8.000%	07/15/25			1,010	1,136,250
Sigma Alimentos SA de CV (Mexico),
Sr. Unsec’d. Notes
4.125%	05/02/26			3,670	3,702,113

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Foods (continued)
TreeHouse Foods, Inc.,
Gtd. Notes, 144A
6.000%	02/15/24		1,250	$1,300,000

				29,105,633

Forest Products & Paper — 0.1%
Cascades, Inc. (Canada),
Gtd. Notes, 144A
5.500%	07/15/22		325	333,938
5.750%	07/15/23	(a)	1,700	1,755,250
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	11/02/27		2,940	2,919,861
5.500%	11/02/47		810	842,400
Klabin Finance SA (Brazil),
Gtd. Notes, 144A
4.875%	09/19/27		400	394,800
Mercer International, Inc. (Canada),
Sr. Unsec’d. Notes
6.500%	02/01/24		1,075	1,142,188
7.750%	12/01/22		400	424,000
Sr. Unsec’d. Notes, 144A
5.500%	01/15/26		550	558,250

				8,370,687

Gas — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.500%	05/20/25		1,090	1,100,900
5.625%	05/20/24		90	93,600
NGL Energy Partners LP/NGL Energy Finance Corp.,
Gtd. Notes
7.500%	11/01/23		2,060	2,126,950
NiSource Finance Corp.,
Gtd. Notes
4.375%	05/15/47		5,713	6,261,880
Perusahaan Gas Negara Persero Tbk (Indonesia),
Sr. Unsec’d. Notes, 144A
5.125%	05/16/24		6,000	6,447,456

				16,030,786

Hand/Machine Tools — 0.0%
Apex Tool Group LLC,
Gtd. Notes, 144A
7.000%	02/01/21	(a)	1,315	1,265,688

Healthcare-Products — 0.2%
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19		188	188,679
3.363%	06/06/24		5,610	5,625,673
3.700%	06/06/27		11,610	11,699,515
3.734%	12/15/24		2,870	2,939,443
4.669%	06/06/47		6,615	7,162,113
Hill-Rom Holdings, Inc.,
Gtd. Notes, 144A
5.000%	02/15/25		1,330	1,356,201
5.750%	09/01/23		400	418,500

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Healthcare-Products (continued)
Kinetic Concepts, Inc./KCI USA, Inc.,
Sec’d. Notes, 144A
12.500%	11/01/21		1,135	$1,274,038
Life Technologies Corp.,
Sr. Unsec’d. Notes
6.000%	03/01/20		3,865	4,136,646
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA,
Sr. Unsec’d. Notes, 144A
6.625%	05/15/22	(a)	575	577,875

				35,378,683

Healthcare-Services — 0.3%
Anthem, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/24		5,935	6,050,963
3.650%	12/01/27		2,615	2,665,542
4.650%	01/15/43		5,315	5,828,021
Catholic Health Initiatives,
Unsec’d. Notes
2.600%	08/01/18		1,515	1,519,817
Centene Corp.,
Sr. Unsec’d. Notes
5.625%	02/15/21		325	333,938
6.125%	02/15/24		650	687,375
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes
6.250%	03/31/23	(a)	1,420	1,278,000
DaVita, Inc.,
Gtd. Notes
5.000%	05/01/25		1,550	1,549,535
5.125%	07/15/24		1,550	1,565,500
Eagle Holding Co. II LLC,
Sr. Unsec’d. Notes, Cash coupon 7.625% or PIK 3.500%, 144A
7.625%	05/15/22		385	388,850
HCA, Inc.,
Gtd. Notes
7.500%	02/15/22		4,045	4,550,625
Sr. Sec’d. Notes
5.250%	06/15/26		1,125	1,192,500
5.500%	06/15/47		535	533,663
5.875%	03/15/22		450	481,500
Humana, Inc.,
Sr. Unsec’d. Notes
3.850%	10/01/24		5,645	5,871,189
Kaiser Foundation Hospitals,
Gtd. Notes
3.500%	04/01/22		1,785	1,837,572
Kindred Healthcare, Inc.,
Gtd. Notes
8.000%	01/15/20		190	205,856
MEDNAX, Inc.,
Gtd. Notes, 144A
5.250%	12/01/23		1,670	1,699,225
Molina Healthcare, Inc.,
Gtd. Notes
5.375%	11/15/22		1,300	1,355,250

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Healthcare-Services (continued)
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
7.125%	06/01/24		600	$639,000
Polaris Intermediate Corp.,
Sr. Unsec’d. Notes, Cash coupon 8.500% or PIK N/A, 144A
8.500%	12/01/22		1,200	1,245,000
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
8.875%	04/15/21		725	750,375
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
5.125%	05/01/25	(a)	845	823,875
7.500%	01/01/22	(a)	525	551,250
Sr. Sec’d. Notes
6.000%	10/01/20		50	52,865
Sr. Unsec’d. Notes
6.750%	06/15/23	(a)	1,420	1,377,400
8.125%	04/01/22		2,290	2,330,075
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25		1,445	1,524,475

				48,889,236

Home Builders — 0.0%
Shea Homes LP/Shea Homes Funding Corp.,
Gtd. Notes, 144A
5.875%	04/01/23		475	492,813
6.125%	04/01/25		700	728,000
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.875%	04/15/23		735	776,344
William Lyon Homes, Inc.,
Gtd. Notes
5.875%	01/31/25		610	622,963
7.000%	08/15/22		1,665	1,714,950

				4,335,070

Home Furnishings — 0.0%
Tempur Sealy International, Inc.,
Gtd. Notes
5.625%	10/15/23	(a)	600	624,000

Household Products/Wares — 0.0%
Central Garden & Pet Co.,
Gtd. Notes
5.125%	02/01/28		580	580,000
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25		1,125	1,184,063

				1,764,063

Housewares — 0.0%
American Greetings Corp.,
Sr. Unsec’d. Notes, 144A
7.875%	02/15/25		510	550,800
Scotts Miracle-Gro Co. (The),
Gtd. Notes
6.000%	10/15/23		450	476,438

				1,027,238

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Insurance — 0.3%
Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	11/15/25	1,500	$1,445,639
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer,
Sr. Unsec’d. Notes, 144A
8.250%	08/01/23	1,650	1,732,499
American International Group, Inc.,
Sr. Unsec’d. Notes
2.300%	07/16/19	1,031	1,030,227
Aon Corp.,
Gtd. Notes
5.000%	09/30/20	205	218,305
AssuredPartners, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	08/15/25	1,215	1,208,925
Chubb INA Holdings, Inc.,
Gtd. Notes
4.350%	11/03/45	2,635	2,975,165
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/20	5,305	5,738,276
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
5.250%	05/30/25	990	1,044,450
Hub Holdings LLC/Hub Holdings Finance, Inc.,
Sr. Unsec’d. Notes, Cash coupon 8.125% or PIK 8.875%, 144A
8.125%	07/15/19	1,150	1,151,438
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44	5,800	6,446,033
5.000%	06/01/21	334	357,217
6.500%	03/15/35	260	335,968
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
4.350%	01/30/47	1,440	1,595,057
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
4.500%	04/15/65	607	645,067
MetLife, Inc.,
Sr. Unsec’d. Notes
3.048%	12/15/22	1,660	1,679,237
MGIC Investment Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/23	1,350	1,476,563
Nuveen Finance LLC,
Sr. Unsec’d. Notes, 144A
4.125%	11/01/24	303	319,773
Principal Financial Group, Inc.,
Gtd. Notes
4.700%	05/15/55	4,165	4,264,960
Reinsurance Group of America, Inc.,
Sr. Unsec’d. Notes
5.000%	06/01/21	1,945	2,079,790
6.450%	11/15/19	4,179	4,474,024
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	982	1,123,286

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Insurance (continued)
Trinity Acquisition PLC,
Gtd. Notes
3.500%	09/15/21		1,245	$1,269,278
Unum Group,
Sr. Unsec’d. Notes
3.000%	05/15/21		1,915	1,928,372
5.625%	09/15/20		991	1,066,855
Willis North America, Inc.,
Gtd. Notes
3.600%	05/15/24		6,550	6,658,751

				52,265,155

Internet — 0.6%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
3.125%	11/28/21		3,050	3,089,797
3.600%	11/28/24	(a)	17,145	17,785,580
Amazon.com, Inc.,
Sr. Unsec’d. Notes, 144A
3.875%	08/22/37		6,775	7,188,948
4.050%	08/22/47		9,855	10,620,899
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.750%	06/09/19		3,805	3,809,791
2.875%	07/06/22		3,255	3,217,620
EIG Investors Corp.,
Gtd. Notes
10.875%	02/01/24		1,040	1,154,400
Expedia, Inc.,
Gtd. Notes
5.000%	02/15/26		9,190	9,824,322
Match Group, Inc.,
Sr. Unsec’d. Notes
6.375%	06/01/24		500	541,875
Sr. Unsec’d. Notes, 144A
5.000%	12/15/27		740	751,100
Netflix, Inc.,
Sr. Unsec’d. Notes
5.750%	03/01/24		2,010	2,138,138
Sr. Unsec’d. Notes, 144A
4.875%	04/15/28		360	352,800
Priceline Group, Inc. (The),
Sr. Unsec’d. Notes
3.550%	03/15/28		2,080	2,060,363
3.600%	06/01/26		5,520	5,543,641
3.650%	03/15/25		4,230	4,299,259
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, MTN
3.800%	02/11/25		9,280	9,625,793
Sr. Unsec’d. Notes, MTN, 144A
2.875%	02/11/20		2,335	2,348,309
VeriSign, Inc.,
Sr. Unsec’d. Notes
4.750%	07/15/27		680	695,300
5.250%	04/01/25		70	76,213
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.375%	05/15/25		1,775	1,877,063
Gtd. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Internet (continued)
5.750%	01/15/27		750	$765,000

				87,766,211

Iron/Steel — 0.1%
AK Steel Corp.,
Gtd. Notes
6.375%	10/15/25		1,190	1,178,099
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
6.125%	06/01/25		240	276,300
7.250%	03/01/41		48	60,720
7.500%	10/15/39		802	1,026,560
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
7.250%	09/01/25	(a)	1,110	1,173,825
Metalloinvest Finance DAC (Russia),
Gtd. Notes, 144A
4.850%	05/02/24		1,100	1,124,420
United States Steel Corp.,
Sr. Unsec’d. Notes
6.875%	08/15/25	(a)	1,200	1,252,560
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.250%	08/10/26		1,100	1,274,350

				7,366,834

Leisure Time — 0.0%
Carlson Travel, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	12/15/23	(a)	250	226,250
LTF Merger Sub, Inc.,
Gtd. Notes, 144A
8.500%	06/15/23	(a)	1,610	1,704,588
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.375%	04/15/23		500	515,000
Silversea Cruise Finance Ltd.,
Sr. Sec’d. Notes, 144A
7.250%	02/01/25		1,010	1,088,275
Vista Outdoor, Inc.,
Gtd. Notes
5.875%	10/01/23	(a)	550	528,000

				4,062,113

Lodging — 0.1%
Boyd Gaming Corp.,
Gtd. Notes
6.375%	04/01/26		1,250	1,346,875
Caesars Entertainment Corp.,
Sr. Unsec’d. Notes
5.000%	10/01/24		824	1,594,643
CRC Escrow Issuer LLC/CRC Finco, Inc.,
Gtd. Notes, 144A
5.250%	10/15/25		2,150	2,166,125
Interval Acquisition Corp.,
Gtd. Notes
5.625%	04/15/23		1,000	1,035,000

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Lodging (continued)
MGM Resorts International,
Gtd. Notes
6.000%	03/15/23		2,625	$2,835,000
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC,
Gtd. Notes, 144A
5.875%	05/15/21		1,050	1,065,750

				10,043,393

Machinery-Diversified — 0.0%
SPX FLOW, Inc.,
Gtd. Notes, 144A
5.625%	08/15/24		1,225	1,289,313
5.875%	08/15/26	(a)	1,250	1,325,000
Tennant Co.,
Gtd. Notes, 144A
5.625%	05/01/25		945	992,250
Welbilt, Inc.,
Gtd. Notes
9.500%	02/15/24		250	284,688

				3,891,251

Media — 0.7%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.625%	02/15/23		290	303,659
7.500%	05/15/26		2,250	2,396,250
Altice Finco SA (Luxembourg),
Gtd. Notes, MTN, 144A
7.625%	02/15/25		630	641,025
Sec’d. Notes, 144A
8.125%	01/15/24		2,450	2,560,250
Altice SA (Luxembourg),
Gtd. Notes, 144A
7.625%	02/15/25	(a)	8,400	8,043,000
Altice US Finance I Corp.,
Sr. Sec’d. Notes, 144A
5.500%	05/15/26		1,250	1,273,438
AMC Networks, Inc.,
Gtd. Notes
4.750%	08/01/25		1,330	1,318,363
5.000%	04/01/24		1,675	1,695,938
Block Communications, Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	02/15/25		295	309,013
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	02/01/28		5,065	4,925,713
5.500%	05/01/26		3,595	3,684,875
5.750%	02/15/26		1,700	1,765,875
5.875%	05/01/27		25	25,750
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
7.750%	07/15/25	(a)	3,305	3,519,825
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25		4,315	4,587,644
6.384%	10/23/35		750	875,719

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Media (continued)
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
6.500%	11/15/22		760	$771,400
7.625%	03/15/20		790	774,200
Comcast Corp.,
Gtd. Notes
3.300%	02/01/27		5,970	6,090,609
CSC Holdings LLC,
Gtd. Notes, 144A
6.625%	10/15/25		800	865,984
Sr. Unsec’d. Notes, 144A
10.875%	10/15/25		6,445	7,669,550
DISH DBS Corp.,
Gtd. Notes
6.750%	06/01/21		960	1,008,000
7.750%	07/01/26		3,680	3,868,600
EW Scripps Co. (The),
Gtd. Notes, 144A
5.125%	05/15/25		310	308,450
Grupo Televisa SAB (Mexico),
Sr. Unsec’d. Notes
4.625%	01/30/26		5,900	6,229,988
iHeartCommunications, Inc.,
Sr. Unsec’d. Notes
6.875%	06/15/18		30	13,800
LIN Television Corp.,
Gtd. Notes
5.875%	11/15/22		575	598,000
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
5.000%	08/01/27		505	506,263
6.000%	07/15/24		3,450	3,648,375
TEGNA, Inc.,
Gtd. Notes
6.375%	10/15/23		750	785,625
Thomson Reuters Corp. (Canada),
Sr. Unsec’d. Notes
3.350%	05/15/26		4,940	4,916,485
Time Warner Cable LLC,
Sr. Sec’d. Notes
6.550%	05/01/37		2,159	2,539,144
6.750%	06/15/39		8,155	9,784,995
Townsquare Media, Inc.,
Gtd. Notes, 144A
6.500%	04/01/23	(a)	1,200	1,173,000
Unitymedia GmbH (Germany),
Sec’d. Notes, 144A
6.125%	01/15/25		735	775,425
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes, 144A
5.000%	01/15/25		1,730	1,773,250
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	05/15/23		1,375	1,371,563
5.125%	02/15/25	(a)	610	593,988
UPCB Finance IV Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
5.375%	01/15/25		1,140	1,147,866

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Media (continued)
Videotron Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
5.125%	04/15/27		1,735	$1,813,075
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes, 144A
6.375%	04/15/23		200	206,250
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.250%	01/15/26		1,475	1,489,750
5.500%	08/15/26		1,625	1,665,625
VTR Finance BV (Chile),
Sr. Sec’d. Notes, 144A
6.875%	01/15/24		1,750	1,846,250
Ziggo Bond Finance BV (Netherlands),
Sr. Unsec’d. Notes, 144A
6.000%	01/15/27		1,525	1,486,875
Ziggo Secured Finance BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	01/15/27		300	297,750

				103,946,472

Metal Fabricate/Hardware — 0.0%
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.,
Sr. Sec’d. Notes, 144A
7.375%	12/15/23		1,075	1,154,228
Novelis Corp.,
Gtd. Notes, 144A
5.875%	09/30/26		1,250	1,275,000
6.250%	08/15/24		1,125	1,178,438
Park-Ohio Industries, Inc.,
Gtd. Notes
6.625%	04/15/27		1,445	1,556,988
Zekelman Industries, Inc.,
Sr. Sec’d. Notes, 144A
9.875%	06/15/23		1,650	1,856,250

				7,020,904

Mining — 0.2%
Constellium NV (Netherlands),
Gtd. Notes, 144A
5.875%	02/15/26		1,830	1,864,313
Sr. Unsec’d. Notes, 144A
6.625%	03/01/25		1,675	1,765,031
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.625%	08/01/27		1,745	1,746,902
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
4.750%	05/15/22		700	708,750
5.125%	05/15/24		1,020	1,032,750
Freeport-McMoRan, Inc.,
Gtd. Notes
5.400%	11/14/34	(a)	2,095	2,131,663
5.450%	03/15/43		355	354,556
6.875%	02/15/23		2,035	2,218,150
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A
7.250%	01/15/23		550	583,000
7.625%	01/15/25		2,120	2,321,400

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Mining (continued)
Joseph T Ryerson & Son, Inc.,
Sr. Sec’d. Notes, 144A
11.000%	05/15/22		1,175	$1,314,531
New Gold, Inc. (Canada),
Gtd. Notes, 144A
6.375%	05/15/25		685	726,100
Northwest Acquisitions ULC/Dominion Finco, Inc.,
Sec’d. Notes, 144A
7.125%	11/01/22		610	629,825
Press Metal Labuan Ltd. (Malaysia),
Gtd. Notes
4.800%	10/30/22		1,350	1,360,290
Stillwater Mining Co. (South Africa),
Gtd. Notes
6.125%	06/27/22		1,400	1,420,775
Teck Resources Ltd. (Canada),
Gtd. Notes
6.000%	08/15/40		475	528,438
6.250%	07/15/41		615	704,175
VM Holding SA (Peru),
Gtd. Notes, 144A
5.375%	05/04/27		1,400	1,484,000

				22,894,649

Miscellaneous Manufacturing — 0.0%
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
4.250%	06/15/23		405	431,571
Koppers, Inc.,
Gtd. Notes, 144A
6.000%	02/15/25	(a)	570	604,200

				1,035,771

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.000%	09/01/25		1,250	1,293,750

Oil & Gas — 1.4%
Carrizo Oil & Gas, Inc.,
Gtd. Notes
8.250%	07/15/25		1,315	1,444,856
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.250%	04/15/27	(a)	1,395	1,391,640
5.400%	06/15/47	(a)	8,130	8,555,473
6.750%	11/15/39		445	532,881
Centennial Resource Production LLC,
Gtd. Notes, 144A
5.375%	01/15/26		835	850,656
Chesapeake Energy Corp.,
Gtd. Notes
6.125%	02/15/21		660	668,250
Gtd. Notes, 144A
8.000%	01/15/25		550	555,500
CNOOC Curtis Funding No. 1 Pty Ltd. (China),
Gtd. Notes, 144A
4.500%	10/03/23		1,940	2,064,955

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
CNOOC Finance 2015 USA LLC (China),
Gtd. Notes
3.500%	05/05/25		3,125	$3,149,709
CNOOC Nexen Finance 2014 ULC (China),
Gtd. Notes
4.250%	04/30/24		975	1,027,868
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27		6,125	6,204,971
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23	(a)	875	892,500
Sr. Unsec’d. Notes, 144A
4.375%	01/15/28		935	923,032
Covey Park Energy LLC/Covey Park Finance Corp.,
Gtd. Notes, 144A
7.500%	05/15/25		1,050	1,094,310
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	10/15/25		790	793,950
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/30/26		485	493,488
5.750%	01/30/28		495	508,365
Ensco PLC,
Sr. Unsec’d. Notes
8.000%	01/31/24	(a)	1,743	1,747,358
Frontera Energy Corp. (Colombia),
Sec’d. Notes, Cash coupon 10.000% or PIK 14.000%
10.000%	11/02/21		45	51,188
Sr. Sec’d. Notes, Cash coupon 10.000% or PIK 14.000%, 144A
10.000%	11/02/21		2,490	2,832,375
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, MTN
7.288%	08/16/37		1,250	1,540,675
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27	(a)	9,142	9,164,376
5.800%	04/01/47	(a)	4,950	5,508,320
7.875%	10/01/29		685	854,003
HPCL-Mittal Energy Ltd. (India),
Sr. Unsec’d. Notes
5.250%	04/28/27		550	572,090
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes
5.750%	04/19/47		750	799,125
7.000%	05/05/20		456	493,847
Sr. Unsec’d. Notes, MTN
5.750%	04/30/43		3,550	3,797,272
Kosmos Energy Ltd. (Ghana),
Sr. Sec’d. Notes, 144A
7.875%	08/01/21		3,625	3,706,563
Laredo Petroleum, Inc.,
Gtd. Notes
6.250%	03/15/23		575	595,298
Matador Resources Co.,
Gtd. Notes
6.875%	04/15/23		2,215	2,331,288

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.000%	03/31/24			641	$540,844
Sec’d. Notes, 144A
6.500%	01/15/25	(a)		1,640	1,619,500
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.625%	10/15/27			1,415	1,446,838
PDC Energy, Inc.,
Gtd. Notes, 144A
5.750%	05/15/26			775	794,375
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, MTN
5.625%	05/20/43			8,100	8,811,212
Sr. Unsec’d. Notes, MTN, 144A
6.450%	05/30/44			1,645	1,969,848
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.850%	06/05/15			4,102	3,948,175
7.375%	01/17/27			2,980	3,280,980
8.750%	05/23/26			12,885	15,397,575
Gtd. Notes, 144A
5.999%	01/27/28			4,424	4,435,060
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
5.375%	04/12/27			5,670	1,318,275
6.000%	05/16/24			19,015	4,284,650
6.000%(d)	11/15/26			6,600	1,445,399
9.000%	11/17/21			30,885	8,570,588
9.750%	05/17/35			1,875	503,438
12.750%	02/17/22			3,770	1,045,797
Sr. Sec’d. Notes
8.500%	10/27/20			1,838	1,497,563
Sr. Sec’d. Notes, 144A
8.500%	10/27/20			1,613	1,314,799
Petroleos Mexicanos (Mexico),
Gtd. Notes
3.500%	07/23/20			4,985	5,052,298
4.875%	01/24/22			5,135	5,351,954
5.500%	01/21/21			2,715	2,880,615
5.500%	06/27/44			4,392	4,040,464
5.625%	01/23/46			6,960	6,441,480
6.375%	02/04/21			2,780	3,021,860
6.500%	06/02/41			15,762	16,211,217
7.190%	09/12/24		MXN	3,700	167,161
Gtd. Notes, 144A
6.500%	03/13/27			545	595,685
Gtd. Notes, 3 Month LIBOR + 3.650%, 144A
5.186%(c)	03/11/22			2,550	2,799,882
Gtd. Notes, MTN
6.750%	09/21/47			5,685	5,934,287
6.875%	08/04/26			5,400	6,122,250
Gtd. Notes, MTN, 144A
6.750%	09/21/47			800	835,080
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago),
Sr. Unsec’d. Notes, 144A
9.750%	08/14/19			300	319,500

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Oil & Gas (continued)
Pride International LLC,
Gtd. Notes
6.875%	08/15/20	(a)	505	$527,094
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23	(a)	455	460,396
5.375%	10/01/22		980	1,002,050
6.875%	03/01/21	(a)	2,235	2,413,800
Rowan Cos., Inc.,
Gtd. Notes
7.375%	06/15/25	(a)	610	620,675
Seven Generations Energy Ltd. (Canada),
Gtd. Notes, 144A
5.375%	09/30/25		1,410	1,424,100
6.750%	05/01/23		1,660	1,763,750
6.875%	06/30/23		450	478,125
Southwestern Energy Co.,
Sr. Unsec’d. Notes
7.500%	04/01/26	(a)	1,595	1,694,688
Transocean, Inc.,
Gtd. Notes, 144A
7.500%	01/15/26		455	465,943
9.000%	07/15/23		545	589,281
Tullow Oil PLC (Ghana),
Gtd. Notes
6.250%	04/15/22		500	501,899
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.650%	03/05/25		4,520	4,547,411
3.700%	09/15/26		3,608	3,623,479
3.700%	03/15/28		4,041	4,013,244
WPX Energy, Inc.,
Sr. Unsec’d. Notes
8.250%	08/01/23		1,260	1,430,100
YPF SA (Argentina),
Sr. Unsec’d. Notes
8.500%	07/28/25		2,065	2,395,399
8.750%	04/04/24		500	574,249
Sr. Unsec’d. Notes, MTN, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 4.000%, 144A
25.458%(c)	07/07/20		435	422,994

				216,093,508

Oil & Gas Services — 0.1%
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes
6.000%	04/01/21		490	490,000
6.000%	10/01/22	(a)	1,310	1,310,000
CSI Compressco LP/CSI Compressco Finance, Inc.,
Gtd. Notes
7.250%	08/15/22		1,165	1,098,013
Exterran Energy Solutions LP/EES Finance Corp.,
Gtd. Notes, 144A
8.125%	05/01/25		2,735	2,940,125
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.000%	12/21/20		3,720	3,768,184

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Oil & Gas Services (continued)
Weatherford International Ltd.,
Gtd. Notes
7.750%	06/15/21			715	$728,853

					10,335,175

Packaging & Containers — 0.1%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 7.125% or PIK 7.875%
7.125%	09/15/23			1,275	1,332,375
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
7.250%	05/15/24			3,400	3,701,750
Brambles USA, Inc. (Australia),
Gtd. Notes, 144A
4.125%	10/23/25			1,410	1,462,270
BWAY Holding Co.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/24			1,040	1,081,600
Sr. Unsec’d. Notes, 144A
7.250%	04/15/25			1,810	1,868,825
Crown Cork & Seal Co., Inc.,
Gtd. Notes
7.375%	12/15/26			100	116,500
Horizon Parent Holdings Sarl (France),
Sr. Sec’d. Notes, 144A
8.250%	02/15/22		EUR	800	1,021,808
Pactiv LLC,
Sr. Unsec’d. Notes
7.950%	12/15/25			500	566,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA,
Gtd. Notes, 144A
7.000%	07/15/24	(a)		850	909,500
SIG Combibloc Holdings SCA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.750%	02/15/23		EUR	725	907,659

					12,968,537

Pharmaceuticals — 0.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	05/14/26			3,150	3,140,688
3.600%	05/14/25			7,550	7,761,972
4.450%	05/14/46			8,950	9,728,650
Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
7.250%	01/15/22			1,230	1,063,950
Express Scripts Holding Co.,
Gtd. Notes
4.500%	02/25/26			5,190	5,507,666
4.800%	07/15/46	(a)		2,835	3,015,839
Mead Johnson Nutrition Co. (United Kingdom),
Gtd. Notes
4.125%	11/15/25			2,420	2,566,674
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23			7,180	7,058,474
3.200%	09/23/26			8,975	8,775,331

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance IV BV (Israel),
Gtd. Notes
3.650%	11/10/21		2,854	$2,715,004
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
2.200%	07/21/21		6,090	5,563,035
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
7.250%	07/15/22	(a)	835	844,394
7.500%	07/15/21		4,095	4,166,663
9.000%	12/15/25		600	625,320
Sr. Sec’d. Notes, 144A
5.500%	11/01/25		285	289,988
6.500%	03/15/22		1,450	1,522,500
7.000%	03/15/24		1,265	1,353,550

				65,699,698

Pipelines — 0.6%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
5.250%	01/15/25		760	799,292
APT Pipelines Ltd. (Australia),
Gtd. Notes, 144A
3.875%	10/11/22		2,060	2,116,742
4.250%	07/15/27		2,600	2,690,601
Boardwalk Pipelines LP,
Gtd. Notes
3.375%	02/01/23		1,320	1,314,142
4.450%	07/15/27		2,380	2,421,268
5.950%	06/01/26		3,760	4,194,095
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27		1,960	2,027,424
5.875%	03/31/25		525	568,969
7.000%	06/30/24		3,150	3,585,094
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
6.250%	04/01/23		1,625	1,688,700
DCP Midstream LP,
Jr. Sub. Notes
7.375%	06/15/99	(a)	1,320	1,309,440
DCP Midstream Operating LLC,
Gtd. Notes, 144A
9.750%	03/15/19		300	324,375
DCP Midstream Operating LP,
Gtd. Notes
8.125%	08/16/30		150	175,500
Gtd. Notes, 144A
5.850%	05/21/43		1,295	1,204,350
6.450%	11/03/36		250	268,125
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
7.375%	10/15/45		4,245	5,640,604
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes
5.500%	12/01/46		2,245	2,699,521
Sub. Notes
6.000%	01/15/77		4,645	4,830,800

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pipelines (continued)
Energy Transfer Equity LP,
Sr. Sec’d. Notes
5.500%	06/01/27		1,000	$1,020,000
5.875%	01/15/24		700	736,750
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.850%	07/15/26		2,865	3,002,142
Holly Energy Partners LP/Holly Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	08/01/24		1,275	1,329,188
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.375%	08/15/22		790	803,331
NuStar Logistics LP,
Gtd. Notes
4.800%	09/01/20		125	126,875
5.625%	04/28/27	(a)	765	778,388
Plains All American Pipeline LP,
Jr. Sub. Notes
6.125%	11/15/99	(a)	805	803,793
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
2.850%	01/31/23		995	952,092
4.500%	12/15/26		510	516,987
4.650%	10/15/25		6,260	6,450,877
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.000%	01/15/19		275	282,563
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28		8,225	8,321,890
5.000%	03/15/27		10,460	11,224,376
5.750%	05/15/24		2,075	2,306,323
Southern Gas Corridor CJSC (Azerbaijan),
Gov’t. Gtd. Notes
6.875%	03/24/26		2,600	2,954,249
Spectra Energy Capital LLC,
Gtd. Notes
3.300%	03/15/23		500	498,885
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
3.375%	10/15/26		4,070	4,022,173
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	09/15/24		2,000	2,052,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23		75	74,156
5.125%	02/01/25		1,350	1,382,063
5.250%	05/01/23		1,100	1,124,750
6.750%	03/15/24	(a)	1,290	1,383,525
Western Gas Partners LP,
Sr. Unsec’d. Notes
4.000%	07/01/22		4,395	4,483,677
5.375%	06/01/21		467	495,203

				94,985,798

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Private Equity — 0.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
6.000%	08/01/20	725	$745,608

Real Estate — 0.1%
AYC Finance Ltd. (Philippines),
Gtd. Notes
5.125%	03/13/99	360	366,792
CBRE Services, Inc.,
Gtd. Notes
4.875%	03/01/26	1,460	1,581,793
CIFI Holdings Group Co. Ltd. (China),
Gtd. Notes
5.375%	12/31/49	1,400	1,353,432
Five Point Operating Co. LP/Five Point Capital Corp.,
Sr. Unsec’d. Notes, 144A
7.875%	11/15/25	1,055	1,073,463
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25	1,460	1,503,800
Howard Hughes Corp. (The),
Sr. Unsec’d. Notes, 144A
5.375%	03/15/25	4,110	4,212,750
IFC Development Corporate Treasury Ltd. (Hong Kong),
Gtd. Notes
2.375%	05/21/19	5,052	5,023,552
IRSA Propiedades Comerciales SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.750%	03/23/23	2,005	2,256,567

			17,372,149

Real Estate Investment Trusts (REITs) — 0.7%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.750%	01/15/20	157	157,661
3.450%	04/30/25	3,270	3,259,134
3.950%	01/15/27	3,756	3,836,904
3.950%	01/15/28	5,660	5,779,445
4.600%	04/01/22	94	99,817
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.625%	11/15/27	2,210	2,185,709
3.750%	04/15/23	144	147,690
American Tower Corp.,
Sr. Unsec’d. Notes
2.800%	06/01/20	500	503,115
Boston Properties LP,
Sr. Unsec’d. Notes
2.750%	10/01/26	6,240	5,886,576
3.650%	02/01/26	4,870	4,947,367
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.650%	06/15/24	1,849	1,839,342
3.850%	02/01/25	3,460	3,455,393
3.875%	08/15/22	2,164	2,217,239
3.900%	03/15/27	6,003	5,942,636
4.125%	06/15/26	3,075	3,101,427
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23	7,890	8,140,015

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Crown Castle International Corp.,
Sr. Unsec’d. Notes
5.250%	01/15/23		2,055	$2,250,113
Duke Realty LP,
Gtd. Notes
4.375%	06/15/22		198	209,825
Equinix, Inc.,
Sr. Unsec’d. Notes
5.375%	05/15/27		1,805	1,931,350
5.875%	01/15/26		1,275	1,369,031
ERP Operating LP,
Sr. Unsec’d. Notes
2.375%	07/01/19		480	481,207
Essex Portfolio LP,
Gtd. Notes
3.625%	05/01/27		5,065	5,101,668
3.875%	05/01/24		457	473,625
Healthcare Trust of America Holdings LP,
Gtd. Notes
3.375%	07/15/21		1,129	1,149,868
Highwoods Realty LP,
Sr. Unsec’d. Notes
3.200%	06/15/21		437	440,723
iStar, Inc.,
Sr. Unsec’d. Notes
4.625%	09/15/20		260	263,900
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.800%	10/01/26		3,870	3,653,027
3.400%	11/01/22	(a)	745	759,754
Mid-America Apartments LP,
Sr. Unsec’d. Notes
4.300%	10/15/23		117	122,773
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
5.000%	10/15/27		5,890	6,000,438
5.250%	08/01/26		1,350	1,397,250
6.375%	03/01/24		975	1,031,063
Potlatch Corp.,
Gtd. Notes
7.500%	11/01/19		125	135,345
Regency Centers Corp.,
Gtd. Notes
3.750%	11/15/22		1,400	1,434,236
Regency Centers LP,
Gtd. Notes
3.600%	02/01/27		2,390	2,392,180
Simon Property Group LP,
Sr. Unsec’d. Notes
2.500%	09/01/20		4,910	4,927,772
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes
5.000%	12/15/21		1,050	1,089,375
Trust F/1401 (Mexico),
Sr. Unsec’d. Notes
5.250%	12/15/24		525	557,156
5.250%	01/30/26		600	631,499

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Ventas Realty LP,
Gtd. Notes
3.500%	02/01/25			203	$204,511
4.125%	01/15/26			264	275,533
4.375%	02/01/45			121	124,677
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
4.000%	04/30/19			168	171,056
VEREIT Operating Partnership LP,
Gtd. Notes
3.950%	08/15/27			3,933	3,888,054
4.600%	02/06/24			8,075	8,443,938
4.875%	06/01/26			1,910	2,021,331
VICI Properties 1 LLC/VICI FC, Inc.,
Sec’d. Notes
8.000%	10/15/23			1,160	1,296,068

					105,727,816

Retail — 0.2%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
5.000%	10/15/25			2,620	2,639,650
Beacon Escrow Corp.,
Gtd. Notes, 144A
4.875%	11/01/25			365	366,369
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes
6.750%	06/15/23	(a)		325	298,188
Sr. Unsec’d. Notes
6.500%	05/01/21	(a)		895	837,944
6.750%	01/15/22	(a)		395	365,375
Group 1 Automotive, Inc.,
Gtd. Notes
5.000%	06/01/22	(a)		425	437,750
Gtd. Notes, 144A
5.250%	12/15/23			450	464,625
Jo-Ann Stores Holdings, Inc.,
Sr. Unsec’d. Notes, Cash coupon 9.750% or PIK 10.500%, 144A
9.750%	10/15/19	(a)		1,425	1,396,500
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
Gtd. Notes, 144A
5.000%	06/01/24			275	283,594
5.250%	06/01/26			775	815,688
Kirk Beauty One GmbH (Germany),
Gtd. Notes, 144A
8.750%	07/15/23		EUR	100	128,028
Lithia Motors, Inc.,
Gtd. Notes, 144A
5.250%	08/01/25			700	729,750
New Albertson’s, Inc.,
Sr. Unsec’d. Notes
7.450%	08/01/29	(a)		275	241,999
8.000%	05/01/31			150	135,375
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.800%	09/01/22			1,995	2,098,727
4.625%	09/15/21			690	733,149
4.875%	01/14/21			1,870	1,985,782

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Retail (continued)
PF Chang’s China Bistro, Inc.,
Gtd. Notes, 144A
10.250%	06/30/20		195	$177,450
QVC, Inc.,
Sr. Sec’d. Notes
4.375%	03/15/23		3,860	3,958,201
5.125%	07/02/22		7,905	8,360,498
Sonic Automotive, Inc.,
Gtd. Notes
5.000%	05/15/23	(a)	1,700	1,640,500
6.125%	03/15/27		940	932,950
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes
5.500%	06/01/24		365	361,350
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
5.350%	11/01/43		968	934,120
6.875%	11/15/37		374	410,465

				30,734,027

Savings & Loans — 0.0%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, MTN, 144A
3.900%	07/21/25		4,680	4,910,529

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes, 144A
3.000%	01/15/22		6,445	6,390,409
3.625%	01/15/24		6,700	6,662,378
3.875%	01/15/27		3,590	3,532,725
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26		1,575	1,712,813

				18,298,325

Software — 0.2%
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes
4.500%	06/15/47		4,615	4,850,586
CDK Global, Inc.,
Sr. Unsec’d. Notes, 144A
4.875%	06/01/27		1,925	1,949,063
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23		1,965	2,077,988
Sr. Sec’d. Notes, 144A
5.375%	08/15/23		1,625	1,691,463
Microsoft Corp.,
Sr. Unsec’d. Notes
4.100%	02/06/37		5,770	6,442,247
MSCI, Inc.,
Gtd. Notes, 144A
4.750%	08/01/26		710	745,500
5.250%	11/15/24		525	553,219
5.750%	08/15/25		925	993,219
Quintiles IMS, Inc.,
Gtd. Notes, 144A
5.000%	10/15/26		1,150	1,178,750

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Software (continued)
Rackspace Hosting, Inc.,
Gtd. Notes, 144A
8.625%	11/15/24	(a)	925	$987,438
Solera LLC/Solera Finance, Inc.,
Sr. Unsec’d. Notes, 144A
10.500%	03/01/24		2,120	2,384,958
Veritas US, Inc./Veritas Bermuda Ltd.,
Sr. Sec’d. Notes, 144A
7.500%	02/01/23		3,950	4,137,625
Sr. Unsec’d. Notes, 144A
10.500%	02/01/24	(a)	1,920	1,996,800

				29,988,856

Storage/Warehousing — 0.0%
Mobile Mini, Inc.,
Gtd. Notes
5.875%	07/01/24	(a)	850	892,500

Telecommunications — 0.6%
Axtel SAB de CV (Mexico),
Gtd. Notes, 144A
6.375%	11/14/24		1,400	1,442,000
C&W Senior Financing Designated Activity Co. (Ireland),
Sr. Unsec’d. Notes, 144A
6.875%	09/15/27		2,295	2,404,013
CenturyLink, Inc.,
Sr. Unsec’d. Notes
7.500%	04/01/24	(a)	2,520	2,513,700
CommScope Technologies LLC,
Gtd. Notes, 144A
6.000%	06/15/25		1,725	1,832,813
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
3.222%	05/15/42		415	419,162
3.663%	05/15/45		4,425	4,500,623
6.113%	01/15/40		3,409	3,593,572
Digicel Group Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
8.250%	09/30/20		2,135	2,100,392
GTH Finance BV (Netherlands),
Gtd. Notes
7.250%	04/26/23		750	842,999
GTT Communications, Inc.,
Gtd. Notes, 144A
7.875%	12/31/24		907	956,885
HTA Group Ltd. (Congo),
Gtd. Notes
9.125%	03/08/22		590	632,038
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26		1,900	1,990,250
7.625%	06/15/21		610	674,050
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
7.250%	10/15/20		1,210	1,137,400
7.500%	04/01/21		1,095	996,450
Sr. Sec’d. Notes, 144A
9.500%	09/30/22		2,515	2,898,538

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Telecommunications (continued)
Level 3 Financing, Inc.,
Gtd. Notes
5.125%	05/01/23		350	$350,875
5.250%	03/15/26		325	319,004
5.375%	01/15/24		1,675	1,672,906
5.375%	05/01/25	(a)	490	489,388
5.625%	02/01/23		1,175	1,183,813
Level 3 Parent LLC,
Sr. Unsec’d. Notes
5.750%	12/01/22		450	451,823
Millicom International Cellular SA (Colombia),
Sr. Unsec’d. Notes, 144A
5.125%	01/15/28		255	255,000
6.000%	03/15/25		200	212,500
MTN Mauritius Investment Ltd. (South Africa),
Gtd. Notes
6.500%	10/13/26		1,300	1,403,189
Proven Honour Capital Ltd. (China),
Gtd. Notes
4.125%	05/19/25		6,020	6,197,674
Sixsigma Networks Mexico SA de CV (Mexico),
Gtd. Notes
8.250%	11/07/21		400	422,999
SmarTone Finance Ltd. (Hong Kong),
Gtd. Notes
3.875%	04/08/23		1,000	1,006,167
SoftBank Group Corp. (Japan),
Gtd. Notes
5.125%	09/19/27		800	793,083
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28		170	171,063
6.900%	05/01/19		825	863,156
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
11.500%	11/15/21		1,300	1,569,750
Sprint Corp.,
Gtd. Notes
7.250%	09/15/21		2,480	2,625,700
Telesat Canada/Telesat LLC (Canada),
Gtd. Notes, 144A
8.875%	11/15/24		1,020	1,142,400
T-Mobile USA, Inc.,
Gtd. Notes
5.375%	04/15/27		2,330	2,484,363
6.500%	01/15/26		5,975	6,520,219
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.862%	08/21/46		13,470	14,030,663
5.012%	08/21/54		5,000	5,119,944
5.250%	03/16/37		6,578	7,233,708
ViaSat, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	09/15/25		735	740,513
WTT Investment Ltd. (Hong Kong),
Gtd. Notes, 144A
5.500%	11/21/22		560	569,043

				86,763,828

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
CORPORATE BONDS (continued)
Transportation — 0.0%
Autoridad del Canal de Panama (Panama),
Sr. Unsec’d. Notes, 144A
4.950%	07/29/35			980	$1,092,700
Rumo Luxembourg Sarl (Brazil),
Gtd. Notes, 144A
7.375%	02/09/24			855	920,066
Russian Railways via RZD Capital PLC (Russia),
Sr. Unsec’d. Notes
5.700%	04/05/22			3,100	3,358,849

					5,371,615

Trucking & Leasing — 0.1%
DAE Funding LLC (United Arab Emirates),
Gtd. Notes, 144A
4.500%	08/01/22			520	510,900
5.000%	08/01/24			1,725	1,703,438
GATX Corp.,
Sr. Unsec’d. Notes
2.500%	03/15/19			3,175	3,173,898
2.500%	07/30/19			2,215	2,210,780
3.250%	03/30/25	(a)		1,775	1,757,830
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
4.500%	03/15/23			740	706,700
5.250%	08/15/22			220	218,625
5.500%	02/15/24			1,935	1,920,488

					12,202,659

TOTAL CORPORATE BONDS (cost $2,223,545,843)					2,260,243,222

SOVEREIGN BONDS — 2.2%
Argentina POM Politica Monetaria (Argentina),
Bonds, Argentina Central Bank 7D Repo Reference Rate + 0.000%
28.750%(c)	06/21/20		ARS	27,100	1,561,538
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
6.875%	01/26/27			500	546,250
7.125%	07/06/36			1,000	1,083,500
7.500%	04/22/26			12,800	14,491,520
8.280%	12/31/33			8,062	9,504,766
12.035%(s)	12/15/35			17,250	1,802,625
Sr. Unsec’d. Notes, 144A
7.125%	06/28/2117			1,429	1,472,585
Bahamas Government International Bond (Bahamas),
Sr. Unsec’d. Notes, 144A
6.000%	11/21/28			2,835	2,948,400
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
4.138%	01/03/23			915	959,515
4.854%	02/06/24			4,895	5,300,649
Brazil Notas do Tesouro Nacional (Brazil),
Notes
10.000%	01/01/21		BRL	17,400	5,397,024
10.000%	01/01/23		BRL	25,800	7,869,906
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
5.000%	01/27/45			2,770	2,581,640
5.625%	01/07/41			2,770	2,829,555

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
5.000%	06/15/45		2,345	$2,479,838
5.625%	02/26/44		2,220	2,541,900
6.125%	01/18/41		1,415	1,708,613
Debt and Asset Trading Corp. (Vietnam),
Gov’t. Gtd. Notes
1.000%	10/10/25		300	211,913
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
6.850%	01/27/45		4,540	5,099,555
7.450%	04/30/44		1,045	1,246,163
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A
8.875%	10/23/27		1,300	1,429,999
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes
6.875%	04/30/40		100	100,737
Sr. Unsec’d. Notes, MTN
7.500%	01/31/27		500	552,649
Sr. Unsec’d. Notes, MTN, 144A
7.500%	01/31/27		4,800	5,305,430
8.500%	01/31/47		4,695	5,390,330
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes
5.875%	01/30/25		1,155	1,160,775
7.650%	06/15/35		600	650,345
8.625%	02/28/29		1,275	1,491,749
Sr. Unsec’d. Notes, 144A
6.375%	01/18/27		615	625,763
8.625%	02/28/29		2,105	2,462,850
Export-Import Bank of China (The) (China),
Sr. Unsec’d. Notes
3.375%	03/14/27		2,500	2,493,748
Ghana Government International Bond (Ghana),
Bank Gtd. Notes
10.750%	10/14/30		600	825,347
Sr. Unsec’d. Notes
7.875%	08/07/23		1,300	1,427,529
8.125%	01/18/26		11,170	12,410,764
9.250%	09/15/22		5,615	6,360,671
Sr. Unsec’d. Notes, 144A
9.250%	09/15/22		510	577,728
Grenada Government International Bond (Grenada),
7.000%	05/12/30		382	356,903
Hazine Mustesarligi Varlik Kiralama A/S (Turkey),
Sr. Unsec’d. Notes
4.489%	11/25/24		4,800	4,715,606
India Government Bond (India),
Sr. Unsec’d. Notes
8.400%	07/28/24	INR	130,000	2,137,092
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
2.950%	01/11/23		1,735	1,721,497
4.350%	01/11/48		600	608,719
8.500%	10/12/35		425	636,849
Sr. Unsec’d. Notes, 144A
3.700%	01/08/22		1,595	1,639,288
Sr. Unsec’d. Notes, MTN

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
4.625%	04/15/43		3,700	$3,845,739
5.250%	01/17/42		900	1,007,432
Indonesia Treasury Bond (Indonesia),
Sr. Unsec’d. Notes
5.625%	05/15/23	IDR	49,000,000	3,537,860
Iraq International Bond (Iraq),
Sr. Unsec’d. Notes, 144A
6.752%	03/09/23		285	291,435
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
5.750%(cc)	12/31/32		3,908	3,900,105
6.375%	03/03/28		800	845,215
Sr. Unsec’d. Notes, 144A
6.375%	03/03/28		235	248,282
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
6.750%	04/28/28		3,234	3,662,505
7.625%	07/09/25		1,305	1,544,037
7.875%	07/28/45		3,294	4,010,445
8.000%	03/15/39		2,905	3,560,688
Lebanon Government International Bond (Lebanon),
Sr. Unsec’d. Notes
6.650%	04/22/24		2,900	2,832,111
6.850%	03/23/27		7,680	7,413,627
Sr. Unsec’d. Notes, GMTN
6.375%	03/09/20		1,170	1,169,048
6.600%	11/27/26		2,720	2,590,799
Sr. Unsec’d. Notes, MTN
5.800%	04/14/20		2,200	2,168,671
8.250%	04/12/21		3,430	3,572,345
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.600%	01/30/25		2,150	2,179,025
4.600%	01/23/46		1,800	1,774,800
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/2110		526	560,190
Sr. Unsec’d. Notes, MTN
4.125%	01/21/26		9,995	10,419,788
4.750%	03/08/44		3,250	3,285,750
Mongolia Government International Bond (Mongolia),
Sr. Unsec’d. Notes, MTN
5.125%	12/05/22		1,760	1,742,655
10.875%	04/06/21		1,140	1,338,610
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes, MTN, 144A
6.500%	11/28/27		1,040	1,083,705
7.625%	11/28/47		500	536,234
Nigeria Treasury Bill (Nigeria),
17.510%	05/17/18	NGN	225,000	591,774
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
4.750%	06/15/26		700	679,412
Sr. Unsec’d. Notes, 144A
4.750%	06/15/26		3,020	2,931,176
Perusahaan Penerbit SBSN Indonesia III (Indonesia),
Sr. Unsec’d. Notes
4.350%	09/10/24		10,260	10,823,274
4.550%	03/29/26		6,700	7,075,468

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
3.050%	05/14/24		1,680	$1,713,524
Province of Ontario (Canada),
Sr. Unsec’d. Notes
1.200%	02/14/18		3,155	3,153,359
2.500%	09/10/21		7,495	7,502,193
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes
9.125%	03/16/24		750	877,499
Sr. Unsec’d. Notes, 144A
9.125%	03/16/24		1,250	1,462,499
Unsec’d. Notes, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.830% (Cap 0.000%, Floor 20.670%)
26.955%(c)	05/31/22	ARS	16,651	899,043
Provincia de Buenos Airesgentina (Argentina),
Sr. Unsec’d. Notes, 144A
7.875%	06/15/27		730	810,169
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.850%	09/27/27		1,195	1,207,595
5.650%	09/27/47		1,550	1,581,775
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes
5.625%	04/04/42		1,400	1,567,999
Senegal Government International Bond (Senegal),
Unsec’d. Notes, 144A
6.250%	05/23/33		1,350	1,424,866
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
4.875%	02/25/20		8,465	8,782,438
6.750%(cc)	11/01/24		245	248,896
7.250%	09/28/21		7,210	8,243,006
Unsec’d. Notes
5.875%	12/03/18		1,375	1,413,499
SoQ Sukuk A QSC (Qatar),
Gov’t. Gtd. Notes
3.241%	01/18/23		2,150	2,124,226
South Africa Government Bond (South Africa),
Bonds
6.500%	02/28/41	ZAR	27,000	1,540,238
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
5.875%	09/16/25		3,650	3,972,704
6.250%	03/08/41		2,150	2,391,230
Sri Lanka Government Bonds (Sri Lanka),
Unsec’d. Notes
11.000%	08/01/24	LKR	451,000	3,069,829
11.500%	12/15/21	LKR	47,000	323,862
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
5.750%	01/18/22		1,300	1,357,906
5.875%	07/25/22		1,250	1,317,775
6.125%	06/03/25		1,460	1,543,290
6.200%	05/11/27		1,965	2,074,684
6.250%	10/04/20		415	437,155
6.250%	07/27/21		4,200	4,468,691
6.850%	11/03/25		1,560	1,721,059
Sr. Unsec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (continued)
6.000%	01/14/19	1,135	$1,162,245
6.825%	07/18/26	2,955	3,251,434
Third Pakistan International Sukuk Co. Ltd. (The) (Pakistan),
Sr. Unsec’d. Notes, 144A
5.500%	10/13/21	1,125	1,136,642
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.875%	10/09/26	900	887,684
5.125%	03/25/22	7,025	7,281,413
5.625%	03/30/21	1,315	1,384,166
6.000%	03/25/27	6,400	6,814,182
6.250%	09/26/22	11,150	12,100,002
6.875%	03/17/36	1,650	1,838,932
7.375%	02/05/25	1,500	1,727,310
11.875%	01/15/30	1,200	1,886,606
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
5.600%(s)	05/31/40	2,250	1,237,941
7.750%	09/01/20	5,475	5,797,576
7.750%	09/01/21	1,600	1,703,103
7.750%	09/01/23	1,100	1,166,879
7.750%	09/01/25	2,000	2,086,039
Sr. Unsec’d. Notes, 144A
3.313%(s)	05/31/40	1,450	797,784
7.750%	09/01/21	2,000	2,128,880
7.750%	09/01/23	2,077	2,203,282
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
6.000%	12/09/20	4,725	1,051,313
9.250%	09/15/27	2,200	473,000
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes
4.800%	11/19/24	2,700	2,879,701
Sr. Unsec’d. Notes, 144A
4.800%	11/19/24	2,200	2,346,423

TOTAL SOVEREIGN BONDS (cost $337,872,958)			348,515,574

MUNICIPAL BONDS — 0.6%
California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs
6.263%	04/01/49	3,630	5,362,672
City of Los Angeles Department of Airports,
Revenue Bonds, BABs
7.053%	05/15/40	1,230	1,769,773
East Bay Municipal Utility District Water System Revenue,
Revenue Bonds, BABs
5.874%	06/01/40	1,505	2,016,023
Los Angeles Community College District,
General Obligation Unlimited, BABs
6.750%	08/01/49	2,980	4,625,467
San Diego County Water Authority Financing Corp.,
Revenue Bonds, BABs
6.138%	05/01/49	275	388,495
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	600	895,116
7.550%	04/01/39	2,475	3,894,685
7.600%	11/01/40	195	311,401

Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (continued)
California (continued)
7.625%	03/01/40	2,990	$4,677,706
University of California,
Revenue Bonds
4.601%	05/15/31	4,900	5,446,154

			29,387,492

Colorado — 0.0%
Denver City & County School District No. 1,
Certificate Participation
4.242%	12/15/37	1,215	1,289,613

District of Columbia — 0.0%
District of Columbia,
Revenue Bonds, BABs
5.591%	12/01/34	120	148,307

Florida — 0.0%
State Board of Administration Finance Corp.,
Revenue Bonds
2.163%	07/01/19	810	808,250
2.995%	07/01/20	3,695	3,743,368

			4,551,618

Illinois — 0.0%
Chicago O’Hare International Airport,
Revenue Bonds, BABs
6.395%	01/01/40	480	669,974
Metropolitan Water Reclamation District of Greater Chicago,
General Obligation Ltd., BABs
5.720%	12/01/38	2,065	2,685,120

			3,355,094

Maryland — 0.0%
Maryland State Transportation Authority,
Revenue Bonds, BABs
5.754%	07/01/41	1,140	1,498,655
5.888%	07/01/43	2,120	2,828,059

			4,326,714

New York — 0.2%
City of New York,
General Obligation Unlimited, BABs
5.846%	06/01/40	3,540	4,664,410
6.271%	12/01/37	2,630	3,551,342
Metropolitan Transportation Authority,
Revenue Bonds, BABs
7.336%	11/15/39	1,940	3,001,937
New York City Transitional Finance Authority Future Tax Secured Revenue,
Revenue Bonds
5.267%	05/01/27	1,810	2,103,093
Revenue Bonds, BABs
5.508%	08/01/37	3,275	4,166,619
New York City Water & Sewer System,
Revenue Bonds, BABs
5.952%	06/15/42	265	370,261
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	5,820	6,720,529

			24,578,191

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (continued)
North Carolina — 0.1%
North Carolina Eastern Municipal Power Agency,
Revenue Bonds
2.003%	07/01/18	115	$115,039
University of North Carolina at Chapel Hill,
Revenue Bonds
3.847%	12/01/34	5,675	6,135,810

			6,250,849

Ohio — 0.0%
JobsOhio Beverage System,
Revenue Bonds
4.532%	01/01/35	2,920	3,268,473

Oregon — 0.0%
State of Oregon,
General Obligation Unlimited
5.892%	06/01/27	60	72,161

Puerto Rico — 0.0%
Commonwealth of Puerto Rico,
General Obligation Unlimited(i)
8.000%	07/01/35	2,625	623,438

South Carolina — 0.0%
South Carolina Public Service Authority,
Revenue Bonds
4.322%	12/01/27	1,460	1,516,093

Texas — 0.0%
Texas Transportation Commission State Highway Fund,
Revenue Bonds, BABs
5.178%	04/01/30	2,420	2,907,485

Utah — 0.0%
Utah Transit Authority,
Revenue Bonds, BABs
5.937%	06/15/39	1,920	2,540,851

Virginia — 0.1%
University of Virginia,
Revenue Bonds, BABs
5.000%	09/01/40	1,130	1,411,958
Virginia Commonwealth Transportation Board,
Revenue Bonds, BABs
5.350%	05/15/35	1,470	1,762,045
Virginia Public Building Authority,
Revenue Bonds, BABs
5.900%	08/01/30	960	1,179,878
Virginia Public School Authority,
Revenue Bonds
4.250%	12/15/30	1,755	1,890,047

			6,243,928

TOTAL MUNICIPAL BONDS (cost $85,186,641)			91,060,307

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.6%
Banc of America Mortgage Trust,
Series 2004-A, Class 2A2
3.594%(cc)	02/25/34	13	13,329
Series 2004-D, Class 2A2
3.686%(cc)	05/25/34	6	5,665

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2004-H, Class 2A2
3.607%(cc)	09/25/34	12	$12,199
Series 2004-I, Class 3A2
3.773%(cc)	10/25/34	5	5,015
Series 2005-J, Class 2A1
3.693%(cc)	11/25/35	53	49,622
Series 2005-J, Class 3A1
4.001%(cc)	11/25/35	16	16,351
COLT Mortgage Loan Trust,
Series 2017-1, Class A1, 144A
2.614%(cc)	05/27/47	1,108	1,108,408
DSLA Mortgage Loan Trust,
Series 2004-AR1, Class A1A, 1 Month LIBOR + 0.840%
2.335%(c)	09/19/44	1,344	1,317,512
Fannie Mae Connecticut Avenue Securities,
Series 2016-C01, Class 2M1, 1 Month LIBOR + 2.100%
3.652%(c)	08/25/28	2,626	2,640,998
Series 2017-C01, Class 1M1, 1 Month LIBOR + 1.300%
2.852%(c)	07/25/29	3,954	3,994,518
Series 2017-C03, Class 1M1, 1 Month LIBOR + 0.950%
2.502%(c)	10/25/29	3,500	3,527,855
Series 2017-C06, Class 1M1, 1 Month LIBOR + 0.750%
2.302%(c)	02/25/30	2,397	2,405,120
Series 2017-C07, Class 2M1, 1 Month LIBOR + 0.650%
2.202%(c)	05/25/30	2,830	2,839,385
Fannie Mae Interest Strip,
Series 319, Class 2, IO
6.500%	02/25/32	4	854
Fannie Mae REMICS,
Series 2016-64, Class FA, 1 Month LIBOR + 0.500%
2.052%(c)	09/25/46	4,001	4,033,787
Series 2016-70, Class F, 1 Month LIBOR + 0.450%
2.002%(c)	10/25/46	3,189	3,212,485
Series 2016-79, Class NF, 1 Month LIBOR + 0.450%
2.002%(c)	11/25/46	4,224	4,251,803
Series 2016-84, Class FT, 1 Month LIBOR + 0.500%
2.052%(c)	11/25/46	3,754	3,791,278
Series 2017-16, Class FA, 1 Month LIBOR + 0.450%
2.002%(c)	03/25/47	3,302	3,326,854
FirstKey Mortgage Trust,
Series 2014-1, Class B2, 144A
4.018%(cc)	11/25/44	1,833	1,903,205
Freddie Mac REMICS,
Series 4448, Class JA
4.000%	11/15/36	105	108,628
Series 4566, Class FA, 1 Month LIBOR + 0.500%
1.977%(c)	04/15/46	3,072	3,099,981
Series 4604, Class FH, 1 Month LIBOR + 0.500%
1.977%(c)	08/15/46	461	465,731
Series 4614, Class FG, 1 Month LIBOR + 0.500%
1.977%(c)	09/15/46	3,432	3,462,127
Series 4621, Class FK, 1 Month LIBOR + 0.500%
1.977%(c)	10/15/46	2,644	2,667,884
Series 4623, Class EF, 1 Month LIBOR + 0.450%
1.927%(c)	10/15/46	1,674	1,684,620
Series 4623, Class MF, 1 Month LIBOR + 0.500%
1.977%(c)	10/15/46	1,612	1,625,806
Series 4650, Class FL, 1 Month LIBOR + 0.450%

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
1.927%(c)	01/15/47	3,565	$3,587,363
Series 4654, Class FK, 1 Month LIBOR + 0.500%
1.977%(c)	02/15/47	1,491	1,505,005
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-HQ2, Class M2, 1 Month LIBOR + 2.200%
3.752%(c)	09/25/24	2,313	2,386,949
Series 2014-HQ3, Class M2, 1 Month LIBOR + 2.650%
4.202%(c)	10/25/24	66	66,494
Series 2015-DNA1, Class M2, 1 Month LIBOR + 1.850%
3.402%(c)	10/25/27	4,325	4,431,082
Series 2015-DNA3, Class M2, 1 Month LIBOR + 2.850%
4.402%(c)	04/25/28	2,113	2,186,631
Series 2015-HQ1, Class M2, 1 Month LIBOR + 2.200%
3.752%(c)	03/25/25	959	966,423
Series 2015-HQ2, Class M2, 1 Month LIBOR + 1.950%
3.502%(c)	05/25/25	6,705	6,860,108
Series 2015-HQA1, Class M2, 1 Month LIBOR + 2.650%
4.202%(c)	03/25/28	2,188	2,231,393
Series 2016-DNA1, Class M2, 1 Month LIBOR + 2.900%
4.452%(c)	07/25/28	2,235	2,303,184
Series 2016-HQA3, Class M2, 1 Month LIBOR + 1.350%
2.902%(c)	03/25/29	2,046	2,075,881
Series 2017-DNA1, Class M1, 1 Month LIBOR + 1.200%
2.752%(c)	07/25/29	1,006	1,017,178
Series 2017-DNA2, Class M1, 1 Month LIBOR + 1.200%
2.752%(c)	10/25/29	2,720	2,762,688
Series 2017-HQA1, Class M1, 1 Month LIBOR + 1.200%
2.752%(c)	08/25/29	2,599	2,626,911
Series 2017-HQA2, Class M1, 1 Month LIBOR + 0.800%
2.352%(c)	12/25/29	732	734,601
Series 2017-HQA3, Class M1, 1 Month LIBOR + 0.550%
2.102%(c)	04/25/30	841	840,743
Freddie Mac Whole Loan Securities Trust,
Series 2017-SC01, Class M1, 144A
3.596%(cc)	12/25/46	3,614	3,634,194
Government National Mortgage Assoc.,
Series 2013-82, Class IG, IO
3.500%	05/20/43	2,153	428,314
Series 2010-92, Class PI, IO
4.500%	11/20/37	25	23
Series 2010-103, Class IN, IO
4.500%	02/20/39	90	4,283
Series 2010-164, Class MI, IO
4.000%	09/20/37	1,000	22,721
Series 2011-41, Class AI, IO
4.500%	12/20/39	436	20,635
Series 2011-88, Class EI, IO
4.500%	11/20/39	341	19,934
Series 2012-94, Class BI, IO
4.000%	05/20/37	2,661	279,971
Series 2013-24, Class OI, IO
4.000%	02/20/43	943	169,564
GS Mortgage-Backed Securities Trust,
Series 2014-EB1A, Class 2A1, 144A
2.467%(cc)	07/25/44	766	757,654
MortgageIT Trust,
Series 2005-2, Class 1M1, 1 Month LIBOR + 0.660%
2.212%(c)	05/25/35	2,012	1,916,022

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Seasoned Credit Risk Transfer Trust,
Series 2016-1, Class M1, 144A
3.000%(cc)	09/25/55	950	$919,072
Sequoia Mortgage Trust,
Series 2017-5, Class B1, 144A
3.892%(cc)	08/25/47	2,304	2,345,447
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-AR12, Class 2A1
3.361%(cc)	09/25/35	25	24,654
Wells Fargo Mortgage-Backed Securities Trust,
Series 2003-O, Class 5A1
3.595%(cc)	01/25/34	12	12,251
Series 2004-G, Class A3
3.349%(cc)	06/25/34	56	56,611

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $97,735,486)			98,765,004

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.2%
Federal Home Loan Mortgage Corp.
3.000%	11/01/42	57	57,718
3.000%	01/01/43	6,434	6,470,864
3.000%	01/01/43	66	66,713
3.000%	02/01/43	460	457,987
3.000%	02/01/43	199	200,090
3.000%	02/01/43	56	55,930
3.000%	02/01/43	26	25,968
3.000%	03/01/43	7,483	7,525,512
3.000%	03/01/43	186	187,350
3.000%	03/01/43	166	165,538
3.000%	03/01/43	77	76,328
3.000%	07/01/43	764	767,289
3.000%	07/01/43	580	582,237
3.000%	03/01/45	49	49,252
3.000%	04/01/45	251	251,106
3.000%	05/01/45	3,814	3,817,497
3.000%	06/01/45	382	383,183
3.000%	06/01/45	77	77,181
3.000%	07/01/45	245	245,340
3.500%	04/01/42	476	493,385
3.500%	04/01/42	39	40,469
3.500%	08/01/42	637	657,021
3.500%	08/01/42	140	144,438
3.500%	08/01/42	132	135,865
3.500%	09/01/42	142	146,585
3.500%	09/01/42	20	20,866
3.500%	10/01/42	176	181,502
3.500%	10/01/42	19	19,317
3.500%	11/01/42	93	95,536
3.500%	12/01/42	987	1,018,076
3.500%	01/01/43	947	976,855
3.500%	03/01/43	3,917	4,042,657
3.500%	04/01/43	925	954,639
3.500%	04/01/43	130	134,168
3.500%	04/01/43	34	35,555
3.500%	05/01/43	2,345	2,420,011
3.500%	10/01/43	286	294,687
3.500%	01/01/44	904	932,840
3.500%	05/01/45	839	863,643

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	06/01/45	946	$974,733
3.500%	06/01/45	157	161,364
3.500%	03/01/46	15,029	15,530,782
3.500%	05/01/46	5,535	5,699,768
4.000%	06/01/24	118	121,977
4.000%	07/01/24	93	96,798
4.000%	09/01/25	79	82,253
4.000%	08/01/26	624	650,384
4.000%	06/01/33	581	613,588
4.000%	10/01/40	51	53,584
4.000%	10/01/40	33	34,145
4.000%	10/01/40	13	13,148
4.000%	11/01/40	30	31,435
4.000%	12/01/40	1,807	1,897,222
4.000%	12/01/40	1,319	1,394,457
4.000%	12/01/40	710	745,277
4.000%	12/01/40	10	10,523
4.000%	02/01/41	461	483,719
4.000%	02/01/41	35	36,780
4.000%	04/01/41	2,671	2,804,383
4.000%	09/01/41	218	230,236
4.000%	09/01/41	111	117,279
4.000%	10/01/41	559	586,640
4.000%	10/01/41	208	219,534
4.000%	10/01/41	170	179,800
4.000%	12/01/41	409	429,086
4.000%	03/01/42	38	40,390
4.000%	04/01/42	249	263,283
4.000%	04/01/42	78	82,393
4.000%	04/01/42	43	45,810
4.000%	05/01/43	295	311,491
4.500%	04/01/19	1	1,264
4.500%	09/01/23	212	221,752
4.500%	05/01/39	184	197,473
4.500%	06/01/39	113	121,880
4.500%	08/01/39	1,023	1,093,533
4.500%	10/01/39	1,440	1,536,612
4.500%	10/01/39	1,400	1,493,926
4.500%	10/01/39	74	78,740
4.500%	10/01/39	21	22,263
4.500%	12/01/39	93	99,905
4.500%	03/01/40	236	251,455
4.500%	05/01/40	99	105,237
4.500%	08/01/40	343	366,427
4.500%	10/01/40	251	268,343
4.500%	02/01/41	96	102,828
4.500%	02/01/41	63	67,302
4.500%	02/01/41	59	63,006
4.500%	02/01/41	38	40,801
4.500%	03/01/41	175	187,227
4.500%	04/01/41	724	772,227
4.500%	04/01/41	280	298,366
4.500%	10/01/41	2,412	2,573,401
4.500%	02/01/44	56	60,029
4.500%	03/01/44	151	160,976
4.500%	03/01/44	100	106,973
4.500%	03/01/44	83	87,905
4.500%	03/01/44	24	25,063

Interest Rate	Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	10/01/18	1		$754
5.000%	11/01/18	1		749
5.000%	06/01/23	82		85,574
5.000%	07/01/25	4		3,824
5.000%	07/01/33	1		1,463
5.000%	11/01/33	15		16,695
5.000%	11/01/33	9		9,646
5.000%	11/01/33	8		8,837
5.000%	11/01/33	5		5,786
5.000%	07/01/35	2,368		2,568,470
5.000%	11/01/35	270		295,667
5.000%	12/01/35	4		4,276
5.000%	04/01/40	200		217,400
5.000%	04/01/40	23		25,018
5.000%	06/01/40	154		168,868
5.000%	07/01/40	127		137,320
5.000%	07/01/40	23		25,050
5.000%	08/01/40	747		813,229
5.000%	08/01/40	237		258,326
5.000%	08/01/40	96		104,480
5.000%	06/01/41	299		328,188
5.000%	07/01/41	176		191,232
5.000%	07/01/41	117		125,941
5.000%	07/01/41	110		120,354
5.000%	07/01/41	32		34,274
5.500%	12/01/18	—	(r)	207
5.500%	09/01/20	14		14,030
5.500%	09/01/20	11		11,009
5.500%	09/01/20	5		4,833
5.500%	03/01/34	81		90,145
5.500%	07/01/35	56		62,107
5.500%	01/01/38	1,490		1,656,395
5.500%	06/01/41	585		647,023
6.000%	10/01/32	1		840
6.000%	03/01/33	17		19,705
6.000%	12/01/33	458		518,447
6.000%	12/01/33	37		42,191
6.000%	06/01/37	4		3,980
6.000%	07/01/38	9		10,714
6.000%	08/01/38	16		18,094
6.500%	08/01/36	28		31,206
6.500%	09/01/39	77		85,590
7.000%	06/01/32	3		3,508
7.000%	06/01/32	1		1,115
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate T
Note Constant Maturity + 2.250%
3.413%(c)	10/01/36	5		4,788
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.590%
3.338%(c)	10/01/36	4		3,700
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.630%
3.375%(c)	04/01/37	112		116,886
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.720%
3.348%(c)	01/01/36	3		3,577
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.730%
3.358%(c)	02/01/37	62		64,913
3.507%(c)	07/01/35	9		9,373
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750%
3.411%(c)	02/01/35	39		41,434

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.770%
3.393%(c)	02/01/37	21	$22,455
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.790%
3.533%(c)	03/01/36	15	15,818
3.535%(c)	09/01/32	1	740
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.810%
3.483%(c)	01/01/37	11	12,012
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.900%
3.650%(c)	11/01/35	8	8,195
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.970%
3.592%(c)	02/01/37	37	39,496
3.708%(c)	11/01/36	7	7,331
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 2.010%
3.761%(c)	12/01/36	2	1,724
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 2.160%
3.836%(c)	02/01/37	38	40,302
Federal National Mortgage Assoc.
1.500%	06/22/20	13,193	13,036,465
2.500%	11/01/29	37	37,040
2.500%	07/01/30	5,190	5,199,589
2.500%	07/01/30	1,940	1,943,290
2.500%	01/01/31	356	355,284
2.500%	05/01/32	5,177	5,175,978
2.500%	11/01/42	439	424,877
2.500%	01/01/43	104	100,950
2.500%	02/01/43	5,500	5,333,210
2.500%	02/01/43	94	91,048
2.500%	03/01/43	503	487,703
2.500%	03/01/43	299	289,908
2.500%	07/01/46	29	27,614
3.000%	TBA	29,250	29,249,999
3.000%	TBA	14,245	14,509,312
3.000%	01/01/27	694	709,076
3.000%	10/01/28	6,240	6,368,744
3.000%	11/01/28	1,419	1,449,345
3.000%	02/01/29	1,453	1,483,548
3.000%	08/01/32	6,181	6,298,968
3.000%	10/01/32	6,370	6,492,011
3.000%	04/01/33	65	65,313
3.000%	06/01/33	68	68,366
3.000%	11/01/36	6,681	6,803,450
3.000%	11/01/36	4,778	4,855,260
3.000%	10/01/37	6,429	6,520,967
3.000%	09/01/42	578	581,218
3.000%	10/01/42	2,033	2,045,206
3.000%	10/01/42	1,651	1,659,820
3.000%	10/01/42	590	593,103
3.000%	11/01/42	4,737	4,762,361
3.000%	11/01/42	3,678	3,697,994
3.000%	11/01/42	381	382,695
3.000%	11/01/42	316	318,081
3.000%	01/01/43	8,491	8,536,481
3.000%	01/01/43	54	53,720
3.000%	02/01/43	262	263,927
3.000%	02/01/43	75	75,466
3.000%	02/01/43	58	57,982
3.000%	02/01/43	56	56,478
3.000%	02/01/43	35	34,853

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	02/01/43	16	$15,805
3.000%	02/01/43	14	14,132
3.000%	03/01/43	694	696,164
3.000%	03/01/43	134	134,580
3.000%	03/01/43	76	75,768
3.000%	04/01/43	9,205	9,254,785
3.000%	04/01/43	60	59,855
3.000%	04/01/43	21	21,225
3.000%	05/01/43	203	203,908
3.000%	05/01/43	132	132,802
3.000%	05/01/43	61	61,524
3.000%	08/01/43	7,619	7,663,398
3.000%	08/01/43	1,767	1,771,852
3.000%	08/01/43	967	968,077
3.000%	08/01/43	143	144,229
3.000%	11/01/43	1,494	1,502,264
3.000%	12/01/43	1,052	1,057,870
3.000%	02/01/44	233	233,845
3.000%	09/01/44	380	380,877
3.000%	12/01/44	26	26,030
3.000%	04/01/45	180	179,416
3.000%	05/01/45	397	397,634
3.000%	05/01/45	30	30,046
3.000%	07/01/45	171	171,415
3.000%	07/01/45	168	169,041
3.000%	08/01/45	979	981,392
3.000%	09/01/45	337	336,986
3.000%	08/01/46	757	758,315
3.000%	09/01/46	828	825,656
3.000%	10/01/46	17,392	17,433,133
3.000%	10/01/46	7,583	7,596,807
3.000%	10/01/46	5,133	5,145,454
3.000%	10/01/46	468	468,555
3.000%	11/01/46	8,579	8,599,227
3.000%	11/01/46	6,254	6,268,570
3.000%	11/01/46	5,120	5,137,528
3.000%	11/01/46	2,759	2,768,606
3.000%	11/01/46	2,375	2,382,712
3.000%	11/01/46	1,616	1,621,698
3.000%	11/01/46	1,080	1,083,377
3.000%	12/01/46	15,925	15,978,482
3.000%	12/01/46	7,590	7,615,771
3.000%	12/01/46	7,558	7,585,514
3.000%	12/01/46	6,676	6,691,175
3.000%	12/01/46	5,009	5,020,704
3.000%	12/01/46	1,321	1,325,350
3.000%	01/01/47	4,284	4,298,603
3.500%	TBA	46,175	47,660,311
3.500%	10/01/28	856	884,293
3.500%	07/01/30	137	141,920
3.500%	08/01/30	718	745,682
3.500%	01/01/34	136	141,256
3.500%	01/01/34	94	97,507
3.500%	01/01/34	42	43,836
3.500%	01/01/34	18	19,183
3.500%	12/01/41	217	224,633
3.500%	06/01/42	832	857,424
3.500%	06/01/42	528	543,980

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	07/01/42	5,693	$5,865,883
3.500%	07/01/42	703	724,148
3.500%	08/01/42	1,425	1,468,608
3.500%	11/01/42	308	318,423
3.500%	01/01/43	1,774	1,828,051
3.500%	01/01/43	1,224	1,261,022
3.500%	03/01/43	6,834	7,044,213
3.500%	04/01/43	233	239,595
3.500%	06/01/43	1,029	1,060,487
3.500%	06/01/43	853	882,513
3.500%	07/01/43	1,146	1,185,415
3.500%	07/01/43	650	669,322
3.500%	07/01/43	435	448,515
3.500%	07/01/43	277	285,260
3.500%	07/01/43	229	235,820
3.500%	08/01/43	2,302	2,372,462
3.500%	08/01/43	345	355,600
3.500%	08/01/43	306	315,516
3.500%	09/01/43	2,984	3,082,365
3.500%	01/01/44	3,394	3,512,227
3.500%	01/01/44	1,161	1,196,594
3.500%	03/01/44	1,390	1,437,979
3.500%	07/01/44	881	907,547
3.500%	12/01/44	3,205	3,303,837
3.500%	03/01/45	4,440	4,587,051
3.500%	04/01/45	9,601	9,907,451
3.500%	04/01/45	6,831	7,017,570
3.500%	06/01/45	7,266	7,463,998
3.500%	07/01/45	4,764	4,907,641
3.500%	09/01/45	11,264	11,603,261
3.500%	11/01/45	13,022	13,376,764
3.500%	11/01/45	160	164,608
3.500%	12/01/45	33,846	34,768,859
3.500%	12/01/45	4,096	4,207,527
3.500%	12/01/45	1,915	1,967,297
3.500%	12/01/45	1,673	1,718,175
3.500%	01/01/46	2,710	2,784,223
3.500%	01/01/46	2,074	2,140,162
3.500%	01/01/46	1,588	1,638,686
3.500%	04/01/46	13,827	14,204,012
3.500%	05/01/46	8,492	8,748,804
3.500%	06/01/46	2,039	2,108,442
3.500%	08/01/46	359	369,272
3.500%	10/01/46	163	167,460
3.500%	01/01/47	16,466	16,914,964
3.500%	04/01/47	6,113	6,279,552
3.500%	08/01/56	7,018	7,192,850
3.500%	TBA	40,085	41,156,023
4.000%	TBA	41,970	43,889,662
4.000%	04/01/24	256	265,945
4.000%	09/01/25	443	459,123
4.000%	11/01/25	179	186,177
4.000%	01/01/26	252	262,670
4.000%	04/01/26	1,177	1,225,785
4.000%	04/01/26	334	349,026
4.000%	06/01/26	402	420,481
4.000%	09/01/26	1,181	1,230,000
4.000%	09/01/26	287	300,264

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	09/01/26	49	$51,265
4.000%	11/01/26	65	67,635
4.000%	02/01/27	515	536,672
4.000%	11/01/40	2,069	2,173,445
4.000%	12/01/40	4,236	4,449,620
4.000%	12/01/40	2,211	2,322,157
4.000%	01/01/41	1,340	1,408,213
4.000%	01/01/41	227	238,692
4.000%	02/01/41	830	871,872
4.000%	02/01/41	256	269,580
4.000%	03/01/41	2,034	2,136,492
4.000%	04/01/41	738	775,252
4.000%	10/01/41	3,927	4,124,791
4.000%	10/01/41	819	860,295
4.000%	11/01/41	707	742,059
4.000%	11/01/41	60	63,513
4.000%	12/01/41	85	89,249
4.000%	01/01/42	4,789	5,029,560
4.000%	01/01/42	1,402	1,471,617
4.000%	01/01/42	966	1,014,825
4.000%	02/01/42	1,006	1,056,650
4.000%	02/01/42	771	810,222
4.000%	02/01/42	91	95,793
4.000%	04/01/42	163	171,567
4.000%	04/01/42	121	127,484
4.000%	05/01/42	4,505	4,732,341
4.000%	08/01/42	2,800	2,940,896
4.000%	09/01/43	7,564	7,933,573
4.000%	11/01/44	6,566	6,873,478
4.000%	03/01/45	1,273	1,343,052
4.000%	03/01/45	632	667,094
4.000%	05/01/45	532	557,691
4.000%	07/01/45	349	365,486
4.000%	09/01/45	753	787,768
4.000%	10/01/45	1,517	1,587,578
4.000%	12/01/45	1,625	1,700,071
4.000%	03/01/46	9,989	10,514,100
4.000%	03/01/46	5,840	6,111,032
4.000%	09/01/46	583	609,518
4.000%	02/01/47	3,448	3,606,642
4.000%	04/01/47	11,270	11,793,929
4.000%	06/01/47	25,279	26,455,684
4.500%	TBA	10,940	11,639,134
4.500%	05/01/19	6	6,363
4.500%	10/01/19	11	11,042
4.500%	11/01/19	3	3,206
4.500%	11/01/20	5	4,960
4.500%	04/01/23	110	116,079
4.500%	12/01/23	6	5,814
4.500%	08/01/24	31	32,801
4.500%	04/01/26	644	678,409
4.500%	04/01/26	149	156,831
4.500%	07/01/26	67	70,772
4.500%	10/01/26	277	292,026
4.500%	01/01/27	1,096	1,155,776
4.500%	09/01/39	865	924,195
4.500%	12/01/39	2,251	2,409,489
4.500%	12/01/39	1,184	1,265,450

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	04/01/40	1,440		$1,541,701
4.500%	07/01/40	159		172,308
4.500%	09/01/40	2,212		2,370,952
4.500%	11/01/40	3,032		3,250,597
4.500%	12/01/40	4,429		4,747,462
4.500%	12/01/40	1,533		1,644,063
4.500%	12/01/40	254		272,625
4.500%	02/01/41	873		936,264
4.500%	02/01/41	431		464,394
4.500%	02/01/41	312		335,891
4.500%	05/01/41	66		70,751
4.500%	06/01/41	227		242,943
4.500%	06/01/41	185		197,628
4.500%	08/01/41	54		58,428
4.500%	10/01/41	39		41,891
4.500%	10/01/41	33		35,133
4.500%	11/01/41	841		901,322
4.500%	11/01/41	34		37,073
4.500%	04/01/42	351		375,922
4.500%	08/01/42	80		85,940
4.500%	09/01/42	209		223,741
4.500%	09/01/42	111		119,452
4.500%	09/01/42	67		71,863
4.500%	10/01/42	544		583,116
4.500%	09/01/43	181		192,678
4.500%	10/01/43	125		132,885
4.500%	11/01/43	132		140,649
4.500%	06/01/44	159		170,413
4.500%	08/01/44	357		380,975
4.500%	10/01/44	281		303,129
4.500%	11/01/44	477		508,688
4.500%	12/01/44	353		376,174
4.500%	02/01/45	274		292,473
4.500%	02/01/45	115		123,794
4.500%	10/01/46	8,619		9,176,764
4.500%	04/01/47	287		305,853
5.000%	TBA	7,565		8,130,750
5.000%	05/01/18	—	(r)	454
5.000%	12/01/18	1		879
5.000%	12/01/19	49		50,051
5.000%	01/01/20	2		2,412
5.000%	05/01/20	9		9,002
5.000%	12/01/20	128		130,375
5.000%	02/01/21	21		21,447
5.000%	06/01/23	5		5,690
5.000%	09/01/23	915		981,784
5.000%	01/01/24	144		150,638
5.000%	06/01/24	71		74,543
5.000%	09/01/25	85		89,861
5.000%	09/01/33	347		376,834
5.000%	10/01/33	34		36,670
5.000%	11/01/33	215		233,361
5.000%	11/01/33	208		226,080
5.000%	02/01/34	1,662		1,805,135
5.000%	03/01/34	844		916,264
5.000%	03/01/34	381		413,941
5.000%	03/01/34	192		208,684
5.000%	03/01/34	27		29,009

Interest Rate	Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	04/01/34	17		$18,901
5.000%	05/01/34	228		247,959
5.000%	07/01/34	19		20,243
5.000%	03/01/35	794		864,960
5.000%	04/01/35	935		1,015,928
5.000%	04/01/35	86		93,787
5.000%	05/01/35	109		117,985
5.000%	06/01/35	108		117,625
5.000%	06/01/35	50		54,426
5.000%	06/01/35	29		31,196
5.000%	07/01/35	3,053		3,315,960
5.000%	07/01/35	849		921,852
5.000%	07/01/35	741		805,122
5.000%	08/01/35	765		831,137
5.000%	09/01/35	67		73,251
5.000%	10/01/35	756		820,753
5.000%	10/01/35	136		147,930
5.000%	10/01/35	45		49,084
5.000%	11/01/35	814		883,830
5.000%	03/01/36	253		274,585
5.000%	12/01/36	1,025		1,105,047
5.000%	12/01/36	22		24,226
5.000%	07/01/37	18		19,586
5.000%	02/01/38	95		102,969
5.000%	05/01/38	601		653,228
5.000%	12/01/38	126		136,547
5.000%	06/01/39	76		82,784
5.000%	06/01/40	369		397,941
5.000%	08/01/40	644		694,671
5.000%	08/01/40	423		456,888
5.000%	04/01/41	1,253		1,352,777
5.000%	06/01/41	262		282,790
5.000%	06/01/41	45		48,917
5.000%	08/01/41	125		134,508
5.000%	09/01/41	744		801,912
5.000%	01/01/42	725		783,050
5.000%	02/01/42	187		201,697
5.000%	05/01/42	424		457,532
5.000%	07/01/42	932		1,005,584
5.000%	11/01/44	1,543		1,663,651
5.000%	11/01/44	505		548,670
5.500%	TBA	5,975		6,547,027
5.500%	02/01/18	—	(r)	1
5.500%	03/01/18	—	(r)	43
5.500%	04/01/18	—	(r)	248
5.500%	06/01/18	—	(r)	37
5.500%	04/01/19	—	(r)	327
5.500%	07/01/19	2		1,638
5.500%	07/01/19	1		1,303
5.500%	08/01/19	3		3,342
5.500%	09/01/19	65		65,880
5.500%	09/01/19	5		4,644
5.500%	10/01/19	1		916
5.500%	07/01/20	9		9,161
5.500%	08/01/21	4		3,646
5.500%	09/01/21	7		7,566
5.500%	09/01/21	5		4,940
5.500%	09/01/21	4		3,920

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	11/01/21	13		$13,443
5.500%	03/01/22	9		9,474
5.500%	03/01/22	—	(r)	423
5.500%	05/01/22	2		1,924
5.500%	07/01/22	2		2,036
5.500%	07/01/22	1		1,410
5.500%	08/01/22	12		12,441
5.500%	08/01/22	—	(r)	387
5.500%	01/01/23	151		157,692
5.500%	09/01/34	323		358,555
5.500%	11/01/34	25		27,988
5.500%	12/01/34	96		106,385
5.500%	04/01/35	65		72,349
5.500%	11/01/35	304		336,962
5.500%	12/01/35	82		91,120
5.500%	01/01/36	87		96,524
5.500%	01/01/36	12		13,604
5.500%	03/01/36	20		22,045
5.500%	03/01/36	11		12,483
5.500%	05/01/36	826		915,285
5.500%	05/01/36	409		451,200
5.500%	07/01/36	1,691		1,875,429
5.500%	11/01/36	7		8,218
5.500%	08/01/37	923		1,024,455
5.500%	08/01/37	515		571,578
5.500%	08/01/37	123		136,941
5.500%	08/01/37	19		20,913
5.500%	09/01/37	334		369,512
5.500%	02/01/38	802		889,759
5.500%	02/01/38	130		144,280
5.500%	09/01/38	470		520,982
5.500%	04/01/39	240		268,577
5.500%	05/01/39	275		302,821
5.500%	03/01/40	514		570,324
5.500%	03/01/41	3,866		4,288,182
5.500%	09/01/41	811		895,435
5.500%	09/01/41	4		4,527
6.000%	04/01/21	5		5,595
6.000%	07/01/21	—	(r)	229
6.000%	11/01/32	19		21,574
6.000%	03/01/33	20		22,857
6.000%	04/01/33	33		37,486
6.000%	02/01/34	193		219,128
6.000%	08/01/34	15		17,453
6.000%	11/01/34	833		947,574
6.000%	11/01/34	12		13,810
6.000%	11/01/35	139		158,202
6.000%	12/01/35	33		37,112
6.000%	02/01/36	1,046		1,187,707
6.000%	04/01/36	—	(r)	102
6.000%	05/01/36	325		369,456
6.000%	05/01/36	298		338,327
6.000%	06/01/36	33		37,309
6.000%	09/01/36	2,235		2,540,953
6.000%	09/01/36	44		49,709
6.000%	11/01/36	69		77,641
6.000%	12/01/36	9		10,578
6.000%	01/01/37	29		33,205

Interest Rate	Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	01/01/37	—	(r)	$296
6.000%	02/01/37	327		371,319
6.000%	02/01/37	21		23,781
6.000%	03/01/37	1,701		1,925,574
6.000%	03/01/37	763		864,488
6.000%	03/01/37	122		138,198
6.000%	05/01/37	14		15,876
6.000%	05/01/37	—	(r)	513
6.000%	06/01/37	43		48,259
6.000%	08/01/37	3,604		4,093,432
6.000%	08/01/37	247		281,213
6.000%	10/01/37	18		20,082
6.000%	02/01/38	103		116,136
6.000%	03/01/38	934		1,055,908
6.000%	04/01/38	38		43,108
6.000%	05/01/38	264		297,436
6.000%	08/01/38	24		27,337
6.000%	09/01/38	53		59,668
6.000%	10/01/38	218		246,464
6.000%	12/01/38	9		10,109
6.000%	04/01/39	16		18,611
6.000%	06/01/39	310		349,529
6.000%	09/01/39	1,212		1,364,480
6.000%	10/01/39	348		392,966
6.000%	02/01/40	162		182,915
6.000%	10/01/40	318		358,729
6.500%	07/01/32	135		152,656
6.500%	07/01/32	82		92,106
6.500%	07/01/32	8		8,666
6.500%	12/01/32	33		38,060
6.500%	12/01/32	10		11,615
6.500%	07/01/35	39		44,476
6.500%	12/01/35	351		399,416
6.500%	07/01/36	1,354		1,515,481
6.500%	07/01/36	5		5,432
6.500%	08/01/36	286		322,887
6.500%	08/01/36	236		266,047
6.500%	08/01/36	63		70,681
6.500%	09/01/36	570		651,513
6.500%	09/01/36	136		150,673
6.500%	10/01/36	290		326,814
6.500%	10/01/36	17		19,606
6.500%	11/01/36	9		10,142
6.500%	12/01/36	4		4,805
6.500%	08/01/37	14		15,549
6.500%	10/01/37	185		209,016
6.500%	10/01/37	5		5,213
6.500%	08/01/38	100		112,642
6.500%	06/01/39	68		76,401
6.500%	10/01/39	339		382,342
6.500%	05/01/40	395		442,088
6.500%	05/01/40	324		362,232
7.000%	01/01/31	—	(r)	240
7.000%	04/01/32	—	(r)	342
7.000%	04/01/37	29		30,622
Federal National Mortgage Assoc., 12 Month LIBOR + 1.340%
2.965%(c)	12/01/35	3		3,423
Federal National Mortgage Assoc., 12 Month LIBOR + 1.530%
3.284%(c)	07/01/35	12		12,507

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Assoc., 12 Month LIBOR + 1.590%
3.306%(c)	12/01/35	14		$14,199
Federal National Mortgage Assoc., 12 Month LIBOR + 1.660%
3.410%(c)	08/01/37	28		29,361
Federal National Mortgage Assoc., 12 Month LIBOR + 1.700%
3.450%(c)	11/01/37	73		76,044
Federal National Mortgage Assoc., 12 Month LIBOR + 1.750%
3.497%(c)	08/01/36	22		23,130
3.500%(c)	09/01/36	—	(r)	94
Federal National Mortgage Assoc., 12 Month LIBOR + 1.890%
3.573%(c)	12/01/35	5		4,947
Government National Mortgage Assoc.
2.500%	10/20/42	2,649		2,615,946
2.500%	12/20/42	3,849		3,800,293
2.500%	01/20/43	2,557		2,524,728
3.000%	10/15/42	93		94,361
3.000%	12/15/42	24		24,547
3.000%	05/15/43	71		72,141
3.000%	05/20/43	2,783		2,821,996
3.000%	06/15/43	12		12,432
3.000%	07/15/43	160		161,941
3.000%	08/20/43	2,090		2,119,914
3.000%	09/20/43	1,967		1,994,323
3.000%	01/20/44	207		209,982
3.000%	02/20/44	563		571,019
3.000%	08/20/45	7,398		7,472,345
3.000%	05/20/46	499		505,103
3.000%	05/20/46	224		226,307
3.000%	06/20/46	940		950,619
3.000%	07/20/46	1,645		1,664,699
3.000%	07/20/46	1,212		1,226,815
3.000%	07/20/46	908		918,702
3.000%	07/20/46	865		875,606
3.000%	07/20/46	495		500,993
3.000%	07/20/46	302		305,675
3.000%	08/20/46	689		697,530
3.000%	08/20/46	620		627,222
3.000%	08/20/46	390		394,333
3.000%	09/20/46	386		390,231
3.000%	09/20/46	385		390,051
3.500%	06/20/32	3,507		3,630,342
3.500%	07/20/32	3,718		3,849,226
3.500%	08/20/32	2,816		2,915,207
3.500%	09/20/32	1,517		1,571,546
3.500%	10/20/32	2,836		2,939,002
3.500%	11/20/32	5,532		5,727,889
3.500%	05/20/42	69		71,452
3.500%	07/20/42	209		217,516
3.500%	08/20/42	1,701		1,768,136
3.500%	09/20/42	5,476		5,690,998
3.500%	10/20/42	2,536		2,636,059
3.500%	11/20/42	39		40,132
3.500%	12/20/42	813		844,721
3.500%	03/20/43	1,944		2,010,904
3.500%	04/20/43	82		85,226
3.500%	05/20/43	861		894,829
3.500%	08/20/43	68		70,157
3.500%	09/20/43	7,293		7,579,657
3.500%	11/15/43	1,664		1,727,385

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	10/20/44	3,352	$3,472,521
3.500%	10/20/44	354	366,579
3.500%	02/15/45	408	422,700
3.500%	02/20/45	872	903,793
3.500%	04/20/45	191	197,963
3.500%	05/20/45	636	659,508
3.500%	05/20/45	279	289,721
3.500%	01/20/46	162	167,958
3.500%	02/20/46	4,240	4,395,799
3.500%	02/20/46	3,927	4,074,391
3.500%	05/20/46	271	281,366
3.500%	05/20/46	47	48,675
3.500%	05/20/46	39	40,591
3.500%	06/20/46	290	301,115
3.500%	08/20/47	1,678	1,736,147
4.000%	09/20/25	96	99,801
4.000%	11/20/25	200	209,180
4.000%	01/20/26	56	58,230
4.000%	02/20/41	155	163,151
4.000%	05/20/41	1,465	1,541,998
4.000%	10/15/41	239	253,345
4.000%	10/15/41	202	213,616
4.000%	10/15/41	50	52,932
4.000%	10/20/41	1,440	1,515,325
4.000%	11/20/41	279	293,301
4.000%	12/20/41	134	141,359
4.000%	09/20/42	127	133,081
4.000%	11/20/42	101	106,148
4.000%	02/20/44	3,840	4,034,216
4.000%	05/20/46	6,940	7,265,056
4.000%	05/20/47	32,918	34,338,342
4.000%	06/20/47	49,791	51,953,965
4.000%	08/20/47	16,204	16,969,099
4.500%	05/15/39	20	21,225
4.500%	11/20/39	197	209,502
4.500%	02/20/40	1,715	1,819,207
4.500%	05/20/40	1,518	1,610,072
4.500%	06/15/40	216	228,913
4.500%	06/15/40	76	79,878
4.500%	06/15/40	14	14,834
4.500%	07/15/40	47	49,406
4.500%	08/15/40	103	109,936
4.500%	09/15/40	241	256,048
4.500%	09/20/40	815	864,953
4.500%	11/20/40	424	450,127
4.500%	02/20/41	1,883	1,996,992
4.500%	03/15/41	321	341,993
4.500%	03/20/41	2,151	2,280,959
4.500%	05/20/41	117	123,996
4.500%	07/20/41	255	270,427
4.500%	09/15/45	981	1,038,836
4.500%	01/20/46	1,150	1,214,000
4.500%	07/20/46	493	520,104
4.500%	08/20/46	794	837,278
4.500%	09/20/46	633	666,762
4.500%	01/20/47	1,896	1,997,535
4.500%	03/20/47	1,840	1,932,903
4.500%	08/20/47	28,816	30,402,475

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date		Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	09/20/47		9,878		$10,439,443
4.500%	10/20/47		2,349		2,483,561
5.000%	03/20/34		2		1,665
5.000%	07/20/39		295		321,937
5.000%	08/15/39		25		27,445
5.000%	09/15/39		244		266,779
5.000%	10/15/39		246		266,017
5.000%	10/15/39		44		47,544
5.000%	10/20/39		15		16,181
5.000%	12/15/39		5,321		5,770,920
5.000%	02/15/40		390		430,840
5.000%	02/15/40		390		430,648
5.000%	04/15/40		199		215,889
5.000%	05/20/40		1,248		1,356,318
5.000%	06/15/40		199		216,098
5.000%	06/20/40		854		937,386
5.000%	07/15/40		23		24,384
5.000%	08/15/40		37		40,674
5.000%	08/20/40		648		704,764
5.000%	09/15/40		36		39,654
5.000%	09/15/40		32		35,061
5.000%	09/20/40		414		453,602
5.000%	03/20/41		851		925,832
5.000%	08/20/41		919		999,735
5.000%	06/20/47		2,381		2,548,255
5.000%	07/20/47		1,476		1,576,215
5.000%	08/20/47		2,418		2,586,718
5.000%	09/20/47		8,761		9,358,231
5.000%	10/20/47		5,213		5,567,287
5.500%	10/20/32		3		2,878
5.500%	03/20/34		8		9,316
5.500%	06/15/35		253		280,499
5.500%	01/20/36		1,748		1,923,762
6.000%	12/20/38		2,607		2,960,356
6.500%	09/20/32		6		6,743
6.500%	12/20/33		3		3,288
8.000%	06/15/22		—	(r)	148
8.000%	09/15/22		—	(r)	320
8.000%	07/15/23		—	(r)	332
8.500%	06/15/26		2		1,694
8.500%	07/15/26		5		4,652
9.500%	01/15/20		—	(r)	66

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,281,364,182)					1,277,804,747

U.S. TREASURY OBLIGATIONS — 5.7%
U.S. Treasury Bonds
2.500%	02/15/46		2,715		2,583,598
2.500%	05/15/46		19,885		18,915,606
2.750%	08/15/47		18,555		18,578,194
2.875%	08/15/45		17,245		17,685,556
2.875%	11/15/46		14,400		14,771,812
3.000%	11/15/44		37,120		38,989,050
3.000%	05/15/45		44,806		47,055,051
3.000%	05/15/47		5,190		5,456,596
3.125%	02/15/43		49,805		53,507,301
4.500%	02/15/36	(a)	8,225		10,588,724

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/19		5,141	$5,399,978
0.125%	04/15/20		7,706	8,100,728
0.125%	04/15/21		10,574	10,959,652
0.125%	01/15/22		4,686	5,086,062
0.125%	04/15/22		48,924	49,275,131
0.125%	07/15/22		5,012	5,369,430
0.125%	01/15/23		3,478	3,688,249
0.125%	07/15/24		4,172	4,282,972
0.125%	07/15/26		2,953	2,969,338
0.250%	01/15/25		3,221	3,324,912
0.375%	07/15/23		2,128	2,272,609
0.375%	07/15/25		3,307	3,445,232
0.375%	01/15/27		1,782	1,806,952
0.375%	07/15/27		23,500	23,571,694
0.625%	07/15/21		1,250	1,394,416
0.625%	01/15/24		656	705,666
0.625%	01/15/26		40,527	42,747,363
0.625%	02/15/43		142	149,078
0.750%	02/15/42		1,022	1,126,566
0.750%	02/15/45		432	454,811
0.875%	02/15/47		1,053	1,117,972
1.000%	02/15/46		971	1,080,007
1.125%	01/15/21		3,829	4,446,786
1.250%	07/15/20		3,826	4,469,012
1.375%	02/15/44		1,236	1,510,036
1.875%	07/15/19		2,752	3,278,093
2.125%	01/15/19		2,044	2,396,778
2.125%	02/15/40		628	932,631
2.125%	02/15/41		863	1,273,699
2.500%	01/15/29		1,382	1,925,545
3.375%	04/15/32		147	282,606
3.875%	04/15/29		581	1,188,336
U.S. Treasury Notes
0.875%	06/15/19	(a)	76,430	75,361,174
1.500%	05/31/19		75,810	75,430,950
1.625%	08/31/22		12,845	12,527,387
1.875%	09/30/22		5,105	5,031,017
2.000%	08/31/21	(k)	210,175	209,485,363
2.250%	02/15/27		28,465	28,091,397
2.250%	08/15/27		6,300	6,211,406
2.250%	11/15/27	(a)	27,915	27,521,355
2.375%	05/15/27		17,680	17,629,584

TOTAL U.S. TREASURY OBLIGATIONS (cost $882,151,785)				885,453,461

TOTAL LONG-TERM INVESTMENTS (cost $11,894,023,588)				13,858,292,671

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

		Shares	Value
SHORT-TERM INVESTMENTS — 17.0%
AFFILIATED MUTUAL FUNDS — 16.7%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)		1,801,781,605	$1,801,781,605
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $790,982,645; includes $789,914,543 of cash collateral for securities on loan)(b)(w)		790,912,322	790,912,322

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,592,764,250)			2,592,693,927

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(h)(n)(k) — 0.3%
U.S. Treasury Bills (cost $53,067,197)
2.769%	03/08/18	53,180	53,055,775

OPTIONS PURCHASED~* — 0.0%
(cost $148,784)			71,309

TOTAL SHORT-TERM INVESTMENTS (cost $2,645,980,231)			2,645,821,011

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 106.0% (cost $14,540,003,819)			16,504,113,682

OPTIONS WRITTEN~* — (0.0)%
(premiums received $240,837)			(72,344)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 106.0% (cost $14,539,762,982)			16,504,041,338
Liabilities in excess of other assets(z) — (6.0)%			(934,914,433)

NET ASSETS — 100.0%			$15,569,126,905

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $629,743 and 0.0% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $769,662,247; cash collateral of $789,914,543 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment. (c) Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017.
Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of options written, at market value:

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Options Purchased:

OTC Swaptions:

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay		Notional Amount (000)#	Value
CDX.NA.IG.S29, 12/20/22	Put	JPMorgan Chase	02/21/18	$57.50	CDX.NA.IG.S29(Q)	5.00%	(Q)	90,000	$62,399
CDX.EM.S28.V2, 12/20/22	Put	Barclays Capital Group	03/21/18	$98.00	CDX.EM.S28.V2(Q)	5.00%	(Q)	5,800	8,910

Total Options Purchased									$71,309

Options Written:

OTC Swaptions:

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay		Notional Amount (000)#	Value
CDX.NA.IG.S29, 12/20/22	Put	Goldman Sachs & Co.	01/17/18	$105.00	5.00%(Q)	CDX.NA.IG.S29	(Q)	210,000	$(5,086)
CDX.NA.IG.S29, 12/20/22	Put	JPMorgan Chase	02/21/18	$65.00	5.00%(Q)	CDX.NA.IG.S29	(Q)	90,000	(38,205)
CDX.NA.IG.S29, 12/20/22	Put	JPMorgan Chase	02/21/18	$80.00	5.00%(Q)	CDX.NA.IG.S29	(Q)	90,000	(24,056)
CDX.EM.S28.V2, 12/20/22	Put	Barclays Capital Group	03/21/18	$95.00	5.00%(Q)	CDX.EM.S28.V2	(Q)	11,550	(4,997)

Total Options Written									$(72,344)

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2,744	2 Year U.S. Treasury Notes	Mar. 2018	$588,486,426	$587,516,127	$(970,299)
816	5 Year U.S. Treasury Notes	Mar. 2018	95,229,750	94,789,875	(439,875)
971	10 Year U.S. Treasury Notes	Mar. 2018	121,101,906	120,449,516	(652,390)
530	20 Year U.S. Treasury Bonds	Mar. 2018	81,170,844	81,090,000	(80,844)
432	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	72,115,234	72,427,500	312,266
277	ASX SPI 200 Index	Mar. 2018	32,597,512	32,527,465	(70,047)
1,512	Euro STOXX 50 Index	Mar. 2018	65,092,340	63,368,881	(1,723,459)
640	FTSE 100 Index	Mar. 2018	62,819,647	65,999,514	3,179,867
522	Mini MSCI EAFE Index	Mar. 2018	52,370,270	53,387,550	1,017,280
1,175	Russell 2000 Mini Index	Mar. 2018	89,507,528	90,269,375	761,847
4,254	S&P 500 E-Mini Index	Mar. 2018	563,685,593	569,185,200	5,499,607
249	TOPIX Index	Mar. 2018	39,315,775	40,153,805	838,030

					7,671,983

Short Positions:
782	5 Year U.S. Treasury Notes	Mar. 2018	91,019,922	90,840,297	179,625
521	10 Year U.S. Treasury Notes	Mar. 2018	64,974,399	64,628,422	345,977
1,596	10 Year U.S. Ultra Treasury Notes	Mar. 2018	213,851,177	213,165,750	685,427

					1,211,029

					$8,883,012

Securities with combined market values of $1,872,835 and $35,190,605 have been segregated with Goldman Sachs & Co. and JPMorgan Chase, respectively, to cover requirements for open futures contracts at December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 02/09/18	BNP Paribas	ARS	14,857	$795,556	$779,037	$(16,519)
Australian Dollar,
Expiring 01/19/18	Morgan Stanley	AUD	11,675	8,902,475	9,109,542	207,067
Brazilian Real,
Expiring 03/09/18	Deutsche Bank AG	BRL	1,346	403,952	402,520	(1,432)
Expiring 04/06/18	Hong Kong & Shanghai Bank	BRL	17,800	5,276,888	5,308,870	31,982
British Pound,
Expiring 01/19/18	Bank of America	GBP	23,013	30,243,132	31,094,005	850,873
Expiring 01/19/18	State Street Bank	GBP	408	550,764	551,269	505
Canadian Dollar,
Expiring 01/19/18	Canadian Imperial Bank of Commerce	CAD	6,058	4,758,254	4,820,995	62,741
Expiring 01/19/18	Hong Kong & Shanghai Bank	CAD	526	409,515	418,594	9,079
Expiring 01/26/18	Bank of America	CAD	176	140,556	139,741	(815)
Expiring 01/26/18	Deutsche Bank AG	CAD	770	598,388	612,838	14,450
Expiring 01/26/18	JPMorgan Chase	CAD	125	101,099	99,380	(1,719)
Expiring 01/26/18	JPMorgan Chase	CAD	74	59,033	58,543	(490)
Chilean Peso,
Expiring 01/12/18	BNP Paribas	CLP	1,809,109	2,772,581	2,939,729	167,148
Expiring 01/12/18	BNP Paribas	CLP	92,815	141,605	150,821	9,216
Expiring 01/12/18	BNP Paribas	CLP	92,815	141,605	150,821	9,216
Expiring 01/12/18	Citigroup Global Markets	CLP	92,814	141,496	150,819	9,323
Expiring 01/12/18	Deutsche Bank AG	CLP	92,814	142,019	150,818	8,799
Expiring 01/12/18	Deutsche Bank AG	CLP	92,813	142,018	150,817	8,799
Euro,
Expiring 01/19/18	Bank of America	EUR	46,249	54,198,879	55,565,434	1,366,555
Expiring 01/19/18	Barclays Capital Group	EUR	407	485,603	488,986	3,383
Expiring 01/19/18	Citigroup Global Markets	EUR	348	410,484	418,101	7,617
Expiring 02/23/18	Bank of America	EUR	249	293,526	299,531	6,005
Expiring 02/23/18	Citigroup Global Markets	EUR	111	131,946	133,101	1,155
Indonesian Rupiah,
Expiring 02/02/18	Barclays Capital Group	IDR	8,143,340	599,216	598,141	(1,075)
Expiring 02/02/18	Deutsche Bank AG	IDR	19,868,068	1,463,578	1,459,341	(4,237)
Japanese Yen,
Expiring 01/19/18	BNP Paribas	JPY	70,894	636,100	629,857	(6,243)
Expiring 01/19/18	Citigroup Global Markets	JPY	4,776,639	42,176,897	42,438,021	261,124
Malaysian Ringgit,
Expiring 01/12/18	Hong Kong & Shanghai Bank	MYR	6,017	1,432,068	1,485,923	53,855
Expiring 03/09/18	Hong Kong & Shanghai Bank	MYR	963	235,188	237,358	2,170
Expiring 03/09/18	Hong Kong & Shanghai Bank	MYR	963	235,188	237,358	2,170
Expiring 03/09/18	Hong Kong & Shanghai Bank	MYR	963	235,873	237,357	1,484
Expiring 04/13/18	Deutsche Bank AG	MYR	1,203	293,892	296,196	2,304
Expiring 04/13/18	Hong Kong & Shanghai Bank	MYR	963	235,591	237,105	1,514
Expiring 04/13/18	Hong Kong & Shanghai Bank	MYR	962	235,346	236,858	1,512
Mexican Peso,
Expiring 01/19/18	BNP Paribas	MXN	81,686	4,211,434	4,136,607	(74,827)
Expiring 01/19/18	Citigroup Global Markets	MXN	99,957	5,201,175	5,061,817	(139,358)
Expiring 01/19/18	Goldman Sachs & Co.	MXN	27,403	1,417,805	1,387,687	(30,118)
Expiring 01/19/18	Hong Kong & Shanghai Bank	MXN	40,657	2,113,626	2,058,874	(54,752)
New Taiwanese Dollar,
Expiring 02/02/18	Goldman Sachs & Co.	TWD	87,218	2,901,464	2,937,004	35,540
Romanian Leu,
Expiring 01/12/18	JPMorgan Chase	RON	11,399	2,934,483	2,930,788	(3,695)
Russian Ruble,
Expiring 01/19/18	JPMorgan Chase	RUB	84,917	1,442,682	1,470,131	27,449
Singapore Dollar,
Expiring 01/19/18	Hong Kong & Shanghai Bank	SGD	591	439,211	442,041	2,830
Expiring 01/19/18	Morgan Stanley	SGD	7,218	5,306,015	5,398,728	92,713

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
South African Rand,
Expiring 02/09/18	Hong Kong & Shanghai Bank	ZAR	20,754	$1,480,821	$1,666,315	$185,494
Expiring 03/09/18	Citigroup Global Markets	ZAR	19,199	1,485,381	1,535,533	50,152
Expiring 03/09/18	Deutsche Bank AG	ZAR	19,528	1,434,385	1,561,847	127,462
Swedish Krona,
Expiring 01/19/18	Bank of America	SEK	85,043	10,194,032	10,381,268	187,236
Swiss Franc,
Expiring 01/19/18	Barclays Capital Group	CHF	415	424,798	426,543	1,745
Expiring 01/19/18	UBS AG	CHF	15,177	15,304,980	15,599,144	294,164
Turkish Lira,
Expiring 03/09/18	Barclays Capital Group	TRY	5,785	1,465,743	1,495,105	29,362
Expiring 03/09/18	Barclays Capital Group	TRY	5,087	1,251,608	1,314,765	63,157

				$218,029,954	$221,892,024	3,862,070

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 02/16/18	Hong Kong & Shanghai Bank	AUD	509	$389,113	$397,126	$(8,013)
Expiring 02/16/18	Hong Kong & Shanghai Bank	AUD	450	344,009	351,093	(7,084)
Expiring 02/16/18	Hong Kong & Shanghai Bank	AUD	450	344,009	351,093	(7,084)
Expiring 02/16/18	Hong Kong & Shanghai Bank	AUD	450	344,009	351,093	(7,084)
Brazilian Real,
Expiring 03/09/18	BNP Paribas	BRL	10,067	3,049,220	3,011,502	37,718
Expiring 03/09/18	Morgan Stanley	BRL	10,067	3,036,436	3,011,502	24,934
Expiring 03/09/18	Morgan Stanley	BRL	10,067	3,036,436	3,011,502	24,934
Expiring 04/06/18	Barclays Capital Group	BRL	10,067	3,042,401	3,002,495	39,906
Expiring 04/06/18	Deutsche Bank AG	BRL	10,067	3,040,104	3,002,495	37,609
Expiring 04/06/18	JPMorgan Chase	BRL	10,124	3,062,867	3,019,495	43,372
British Pound,
Expiring 01/19/18	Barclays Capital Group	GBP	412	550,541	556,674	(6,133)
Expiring 01/26/18	Bank of America	GBP	845	1,132,960	1,142,004	(9,044)
Expiring 01/26/18	Bank of America	GBP	114	153,481	154,665	(1,184)
Expiring 01/26/18	Citigroup Global Markets	GBP	115	154,821	155,393	(572)
Expiring 01/26/18	Hong Kong & Shanghai Bank	GBP	191	257,264	258,348	(1,084)
Expiring 01/26/18	JPMorgan Chase	GBP	186	251,050	251,898	(848)
Canadian Dollar,
Expiring 01/26/18	Bank of America	CAD	380	309,691	302,440	7,251
Expiring 01/26/18	Bank of America	CAD	374	304,801	297,664	7,137
Expiring 01/26/18	Goldman Sachs & Co.	CAD	739	577,196	588,166	(10,970)
Chilean Peso,
Expiring 01/12/18	Barclays Capital Group	CLP	392,137	619,637	637,207	(17,570)
Expiring 01/12/18	Barclays Capital Group	CLP	392,137	619,637	637,207	(17,570)
Expiring 01/12/18	Barclays Capital Group	CLP	392,137	619,637	637,207	(17,570)
Expiring 01/12/18	Barclays Capital Group	CLP	392,137	619,637	637,207	(17,570)
Expiring 01/12/18	BNP Paribas	CLP	392,137	618,649	637,206	(18,557)
Expiring 01/12/18	Citigroup Global Markets	CLP	392,137	621,010	637,206	(16,196)
Expiring 01/12/18	Citigroup Global Markets	CLP	384,423	608,794	624,672	(15,878)
Expiring 04/06/18	Deutsche Bank AG	CLP	92,814	141,911	150,696	(8,785)
Expiring 04/06/18	Deutsche Bank AG	CLP	92,813	141,909	150,694	(8,785)
Expiring 05/11/18	BNP Paribas	CLP	92,815	141,454	150,588	(9,134)
Expiring 05/11/18	BNP Paribas	CLP	92,815	141,454	150,588	(9,134)
Expiring 05/11/18	Citigroup Global Markets	CLP	92,814	141,334	150,587	(9,253)
Euro,
Expiring 01/19/18	Bank of America	EUR	760	894,682	913,095	(18,413)

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro (continued)
Expiring 01/19/18	BNP Paribas	EUR	438	$523,178	$526,231	$(3,053)
Expiring 02/23/18	Bank of America	EUR	1,071	1,256,042	1,289,277	(33,235)
Expiring 02/23/18	Citigroup Global Markets	EUR	1,028	1,206,337	1,237,513	(31,176)
Hungarian Forint,
Expiring 01/19/18	Goldman Sachs & Co.	HUF	380,631	1,420,029	1,471,530	(51,501)
Indonesian Rupiah,
Expiring 02/02/18	BNP Paribas	IDR	37,411,913	2,709,438	2,747,963	(38,525)
Expiring 02/02/18	JPMorgan Chase	IDR	20,435,407	1,498,746	1,501,012	(2,266)
Malaysian Ringgit,
Expiring 01/12/18	Deutsche Bank AG	MYR	1,203	294,742	297,086	(2,344)
Expiring 01/12/18	Hong Kong & Shanghai Bank	MYR	963	236,325	237,817	(1,492)
Expiring 01/12/18	Hong Kong & Shanghai Bank	MYR	963	236,325	237,817	(1,492)
Expiring 01/12/18	Hong Kong & Shanghai Bank	MYR	963	235,568	237,817	(2,249)
Expiring 01/12/18	Hong Kong & Shanghai Bank	MYR	963	235,568	237,817	(2,249)
Expiring 01/12/18	Hong Kong & Shanghai Bank	MYR	962	236,079	237,570	(1,491)
Mexican Peso,
Expiring 01/19/18	Citigroup Global Markets	MXN	44,681	2,412,516	2,262,650	149,866
Expiring 01/19/18	Citigroup Global Markets	MXN	44,681	2,410,043	2,262,650	147,393
Expiring 01/19/18	Citigroup Global Markets	MXN	44,681	2,408,394	2,262,650	145,744
Expiring 01/19/18	Deutsche Bank AG	MXN	10,447	540,535	529,037	11,498
Expiring 01/19/18	Hong Kong & Shanghai Bank	MXN	44,683	2,406,426	2,262,751	143,675
Expiring 01/19/18	Hong Kong & Shanghai Bank	MXN	44,681	2,407,381	2,262,649	144,732
Expiring 01/19/18	Hong Kong & Shanghai Bank	MXN	25,902	1,368,771	1,311,680	57,091
New Taiwanese Dollar,
Expiring 02/02/18	Barclays Capital Group	TWD	57,567	1,918,580	1,938,527	(19,947)
Expiring 02/02/18	Barclays Capital Group	TWD	57,567	1,918,580	1,938,527	(19,947)
Expiring 02/02/18	Barclays Capital Group	TWD	57,397	1,912,915	1,932,803	(19,888)
Polish Zloty,
Expiring 02/09/18	Barclays Capital Group	PLN	5,220	1,425,358	1,499,666	(74,308)
Romanian Leu,
Expiring 01/12/18	Barclays Capital Group	RON	5,964	1,491,783	1,533,399	(41,616)
Expiring 01/12/18	Deutsche Bank AG	RON	11,051	2,865,070	2,841,315	23,755
Russian Ruble,
Expiring 01/19/18	Bank of America	RUB	27,933	475,577	483,592	(8,015)
Expiring 01/19/18	BNP Paribas	RUB	27,933	475,164	483,592	(8,428)
Expiring 01/19/18	Citigroup Global Markets	RUB	29,051	494,620	502,948	(8,328)
Singapore Dollar,
Expiring 02/09/18	Goldman Sachs & Co.	SGD	1,047	771,697	783,347	(11,650)
Expiring 02/09/18	Goldman Sachs & Co.	SGD	964	710,521	721,247	(10,726)
Expiring 02/09/18	Goldman Sachs & Co.	SGD	964	710,521	721,247	(10,726)
Expiring 02/09/18	Goldman Sachs & Co.	SGD	964	710,521	721,247	(10,726)
South African Rand,
Expiring 02/09/18	Barclays Capital Group	ZAR	6,625	463,861	531,914	(68,053)
Expiring 02/09/18	BNP Paribas	ZAR	7,504	523,266	602,488	(79,222)
Expiring 02/09/18	Hong Kong & Shanghai Bank	ZAR	6,625	464,019	531,914	(67,895)
Expiring 03/09/18	Bank of America	ZAR	19,528	1,449,390	1,561,846	(112,456)
Swedish Krona,
Expiring 01/19/18	Goldman Sachs & Co.	SEK	3,374	407,897	411,867	(3,970)
Swiss Franc,
Expiring 01/19/18	JPMorgan Chase	CHF	516	522,727	530,352	(7,625)
Turkish Lira,
Expiring 03/09/18	Citigroup Global Markets	TRY	11,517	2,833,478	2,976,288	(142,810)

				$75,898,142	$75,992,451	(94,309)

						$3,767,761

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency	$5,243,965	$(1,476,204)	$3,767,761

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues — Sell Protection(2):
Republic of Korea	12/20/22	1.000	%(Q)	2,700	0.530%	$60,412	$(40,669)	$101,081	Citigroup Global Markets

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices — Buy Protection(1):
CDX.HY.CDSI.S29	12/20/22	5.000%(Q)	5,200	$(401,960)	$(439,461)	$(37,501)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices — Sell Protection(2):
CDX.HY.CDSI.S29	12/20/22	5.000%(Q)	51,825	$4,006,072	$4,379,817	$373,745
CDX.HY.CDSI.S29	12/20/22	5.000%(Q)	4,700	378,702	397,205	18,503
CDX.IG.CDSI.S29	12/20/22	1.000%(Q)	497,900	11,440,742	12,034,409	593,667
CDX.IG.CDSI.S29	12/20/22	1.000%(Q)	52,000	1,234,565	1,256,857	22,292

				$17,060,081	$18,068,288	$1,008,207

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices — Sell Protection(2):
CDX.EM.CDSI.S28	12/20/22	1.000%(Q)	120,329	$(1,042,058)	$(5,113,961)	$4,071,903	Barclays Capital Group
CDX.EM.CDSI.S28	12/20/22	1.000%(Q)	48,500	(420,015)	(485,000)	64,985	Citigroup Global Markets
CDX.EM.CDSI.S28	12/20/22	1.000%(Q)	6,014	56,092	251,158	(195,066)	Goldman Sachs & Co.

				$(1,405,981)	$(5,347,803)	$3,941,822

Securities with a combined market value of $11,412,132 have been segregated with JPMorgan Chase to cover requirements for open centrally cleared credit default swap contracts at December 31, 2017.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$251,158	$(5,639,630)	$4,237,969	$(195,066)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$6,155,953,504	$2,086,037,710	$—
Preferred Stocks	5,104,591	1,137,833	—
Asset-Backed Securities
Automobiles	—	193,794,296	—
Collateralized Loan Obligations	—	47,959,060	—
Consumer Loans	—	2,448,603	—
Credit Cards	—	70,073,409	—
Equipment	—	28,249,359	—
Home Equity Loans	—	1,820,050	—
Other	—	49,992,909	—
Residential Mortgage-Backed Securities	—	43,846,162	—
Student Loans	—	29,872,605	—
Commercial Mortgage-Backed Securities	—	177,449,535	—
Convertible Bonds	—	2,710,730	—
Corporate Bonds	—	2,259,613,479	629,743
Sovereign Bonds	—	348,515,574	—
Municipal Bonds	—	91,060,307	—
Residential Mortgage-Backed Securities	—	98,765,004	—
U.S. Government Agency Obligations	—	1,277,804,747	—
U.S. Treasury Obligations	—	938,509,236	—
Affiliated Mutual Funds	2,592,693,927	—	—
Options Purchased	—	71,309	—
Options Written	—	(72,344)	—
Other Financial Instruments*
Futures Contracts	8,883,012	—	—
OTC Forward Foreign Currency Exchange Contracts	—	3,767,761	—

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Centrally Cleared Credit Default Swap Agreements	$—	$970,706	$—
OTC Credit Default Swap Agreements	—	(1,345,569)	—

Total	$8,762,635,034	$7,753,052,471	$629,743

*	Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (5.1% represents investments purchased with collateral from securities on loan)	16.7%
U.S. Government Agency Obligations	8.2
Banks	7.8
U.S. Treasury Obligations	6.0
Pharmaceuticals	3.0
Insurance	2.9
Software	2.5
Internet Software & Services	2.5
Oil, Gas & Consumable Fuels	2.3
Sovereign Bonds	2.2
Semiconductors & Semiconductor Equipment	2.0
Equity Real Estate Investment Trusts (REITs)	1.9
Media	1.8
Automobiles	1.7
IT Services	1.6
Biotechnology	1.5
Chemicals	1.5
Health Care Equipment & Supplies	1.5
Oil & Gas	1.4
Machinery	1.3
Technology Hardware, Storage & Peripherals	1.3
Internet & Direct Marketing Retail	1.2
Capital Markets	1.2
Health Care Providers & Services	1.2
Diversified Financial Services	1.2
Commercial Mortgage-Backed Securities	1.2
Aerospace & Defense	1.1
Food Products	1.1
Hotels, Restaurants & Leisure	1.0
Beverages	1.0
Diversified Telecommunication Services	1.0
Specialty Retail	1.0
Residential Mortgage-Backed Securities	0.9
Industrial Conglomerates	0.9
Metals & Mining	0.8
Electric Utilities	0.8
Electric	0.7
Real Estate Investment Trusts (REITs)	0.7
Electrical Equipment	0.7
Food & Staples Retailing	0.6
Pipelines	0.6
Airlines	0.6
Municipal Bonds	0.6
Communications Equipment	0.6
Internet	0.6

Telecommunications	0.6%
Textiles, Apparel & Luxury Goods	0.5
Personal Products	0.5
Multi-Utilities	0.5
Household Durables	0.5
Household Products	0.5
Credit Cards	0.5
Tobacco	0.4
Auto Components	0.4
Wireless Telecommunication Services	0.4
Electronic Equipment, Instruments & Components	0.3
Other	0.3
Healthcare-Services	0.3
Collateralized Loan Obligations	0.3
Consumer Finance	0.3
Trading Companies & Distributors	0.3
Commercial Services & Supplies	0.3
Building Products	0.3
Advertising	0.3
Containers & Packaging	0.2
Energy Equipment & Services	0.2
Life Sciences Tools & Services	0.2
Computers	0.2
Healthcare-Products	0.2
Commercial Services	0.2
Air Freight & Logistics	0.2
Road & Rail	0.2
Building Materials	0.2
Professional Services	0.2
Retail	0.2
Student Loans	0.2
Foods	0.2
Engineering & Construction	0.2
Real Estate Management & Development	0.2
Equipment	0.2
Agriculture	0.2
Mining	0.2
Construction Materials	0.1
Gas Utilities	0.1
Entertainment	0.1
Semiconductors	0.1
Real Estate	0.1
Multiline Retail	0.1
Gas	0.1
Paper & Forest Products	0.1
Packaging & Containers	0.1
Trucking & Leasing	0.1
Independent Power & Renewable Electricity Producers	0.1
Oil & Gas Services	0.1
Lodging	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification (cont’d)
Auto Manufacturers	0.1%
Water Utilities	0.1
Electronics	0.1
Diversified Consumer Services	0.1
Forest Products & Paper	0.1
Health Care Technology	0.1
Iron/Steel	0.1
Marine	0.0	*
Metal Fabricate/Hardware	0.0	*
Auto Parts & Equipment	0.0	*
Thrifts & Mortgage Finance	0.0	*
Transportation	0.0	*
Savings & Loans	0.0	*
Distribution/Wholesale	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Home Builders	0.0	*
Leisure Time	0.0	*
Machinery-Diversified	0.0	*
Construction & Engineering	0.0	*
Consumer Loans	0.0	*
Environmental Control	0.0	*
Home Equity Loans	0.0	*
Apparel	0.0	*

Household Products/Wares	0.0	%*
Office/Business Equipment	0.0	*
Hand/Machine Tools	0.0	*
Distributors	0.0	*
Electrical Components & Equipment	0.0	*
Miscellaneous Manufacturing	0.0	*
Housewares	0.0	*
Storage/Warehousing	0.0	*
Coal	0.0	*
Cosmetics/Personal Care	0.0	*
Energy-Alternate Sources	0.0	*
Private Equity	0.0	*
Home Furnishings	0.0	*
Holding Companies-Diversified	0.0	*
Options Purchased	0.0	*

	106.0
Options Written	(0.0	)*
Liabilities in excess of other assets	(6.0)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$1,008,207	*	Due from/to broker — variation margin swaps	$37,501	*
Credit contracts	Premiums paid for OTC swap agreements	251,158		Premiums received for OTC swap agreements	5,639,630
Credit contracts	Unaffiliated investments	71,309		Options written outstanding, at value	72,344
Credit contracts	Unrealized appreciation on OTC swap agreements	4,237,969		Unrealized depreciation on OTC swap agreements	195,066
Equity contracts	Due from/to broker — variation margin futures	11,296,631	*	Due from/to broker — variation margin futures	1,793,506	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	5,243,965		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,476,204
Interest rate contracts	Due from/to broker — variation margin futures	1,523,295	*	Due from/to broker — variation margin futures	2,143,408	*

Total		$23,632,534			$11,357,659

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$(832,819)	$365,825	$—	$—	$19,128,607
Equity contracts	19,768	—	—	139,418,042	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Swaps
Foreign exchange contracts	$—	$(508,254)	$—	$—	$815,450	$—
Interest rate contracts	—	(326,485)	—	1,492,808	—	—

Total	$19,768	$(1,667,558)	$365,825	$140,910,850	$815,450	$19,128,607

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(2)	Options Purchased(2)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$(77,475)	$168,493	$—	$—	$1,513,983
Equity contracts	(51,376)	—	—	5,529,530	—	—
Foreign exchange contracts	—	—	—	—	8,949,192	—
Interest rate contracts	—	(75,013)	—	643,060	—	—

Total	$(51,376)	$(152,488)	$168,493	$6,172,590	$8,949,192	$1,513,983

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts - Purchased(3)	Forward Foreign Currency Exchange Contracts - Sold(3)	Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)
$528,139	$227,076,000	$1,572,796,242	$287,403,813	$198,173,387	$79,977,324	$8,816,000	$694,488,500

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$769,662,247	$(769,662,247)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net amounts of recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$2,425,057	$(183,162)	$2,241,895	$(1,774,698)	$467,197
Barclays Capital Group	4,218,366	(5,440,205)	(1,221,839)	1,207,091	(14,748)
BNP Paribas	223,298	(263,642)	(40,344)	—	(40,344)
Canadian Imperial Bank of Commerce	62,741	—	62,741	—	62,741
Citigroup Global Markets	938,440	(889,240)	49,200	—	49,200
Deutsche Bank AG	234,676	(25,583)	209,093	(20,000)	189,093
Goldman Sachs & Co.	286,698	(340,539)	(53,841)	—	(53,841)
Hong Kong & Shanghai Bank	637,588	(161,969)	475,619	—	475,619
JPMorgan Chase	133,220	(78,904)	54,316	—	54,316
Morgan Stanley	349,648	—	349,648	(255,000)	94,648
State Street Bank	505	—	505	—	505
UBS AG	294,164	—	294,164	—	294,164

	$9,804,401	$(7,383,244)	$2,421,157	$(842,607)	$1,578,550

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $769,662,247:
Unaffiliated investments (cost $11,947,239,569)	$13,911,419,755
Affiliated investments (cost $2,592,764,250)	2,592,693,927
Cash	73,181
Foreign currency, at value (cost $11,819,353)	11,943,043
Dividends and interest receivable	56,750,345
Tax reclaim receivable	9,958,887
Receivable for investments sold	7,704,761
Unrealized appreciation on OTC forward foreign currency contracts	5,243,965
Unrealized appreciation on OTC swap agreements	4,237,969
Due from broker-variation margin swaps	309,224
Premiums paid for OTC swap agreements	251,158
Receivable from affiliate	230,265
Receivable for fund share sold	3,230
Prepaid expenses	108,883

Total Assets	16,600,928,593

LIABILITIES:
Payable to broker for collateral for securities on loan	789,914,543
Payable for investments purchased	222,363,592
Premiums received for OTC swap agreements	5,639,630
Management fees payable	3,943,765
Accrued expenses and other liabilities	2,692,405
Due to broker-variation margin futures	2,298,372
Payable for fund share repurchased	1,964,506
Unrealized depreciation on OTC forward foreign currency contracts	1,476,204
Distribution fee payable	640,523
Deposit due to broker — futures	573,390
Unrealized depreciation on OTC swap agreements	195,066
Options written outstanding, at value (premiums received $240,837)	72,344
Foreign capital gains tax liability accrued	26,983
Affiliated transfer agent fee payable	365

Total Liabilities	1,031,801,688

NET ASSETS	$15,569,126,905

Net assets were comprised of:
Paid-in capital	$9,730,555,001
Retained earnings	5,838,571,904

Net assets, December 31, 2017	$15,569,126,905

Net asset value and redemption price per share, $15,569,126,905 / 531,583,906 outstanding shares of beneficial interest	$29.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income (net of $1,003 foreign withholding tax)	$194,591,628
Unaffiliated dividend income (net) (foreign withholding tax $6,954,700, of which $665,991 is reimbursable by an affiliate)	161,424,520
Affiliated dividend income	19,201,048
Income from securities lending, net (including affiliated income of $1,938,681)	3,315,629

378,532,825

EXPENSES
Management fees	92,820,511
Distribution fee	37,574,892
Custodian and accounting fees	1,719,532
Trustees’ fees	155,830
Audit fee	61,180
Legal fees and expenses	55,164
Shareholders’ reports	23,520
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,051
Miscellaneous	307,425

Total expenses	132,725,105
Less: management fee waivers and/or expense reimbursement	(1,049,095)

Net expenses	131,676,010

NET INVESTMENT INCOME (LOSS)	246,856,815

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(91,024)) (net of foreign capital gains taxes $(49,950))	641,346,515
Futures transactions	140,910,850
Options written transactions	365,825
Swap agreements transactions	19,128,607
Forward currency contracts transactions	815,450
Foreign currency transactions	(760,449)

801,806,798

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(77,627)) (net of change in foreign capital gains taxes $(9,392))	1,072,928,703
Futures	6,172,590
Options written	168,493
Swap agreements	1,513,983
Forward currency contracts	8,949,192
Foreign currencies	1,534,149

1,091,267,110

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	1,893,073,908

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,139,930,723

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$246,856,815	$231,288,800
Net realized gain (loss) on investment and foreign currency transactions	801,806,798	306,514,507
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,091,267,110	386,358,721

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,139,930,723	924,162,028

FUND SHARE TRANSACTIONS:
Fund share sold [2,927,427 and 81,131,100 shares, respectively]	78,208,873	1,901,942,909
Fund share repurchased [31,040,045 and 107,078,953 shares, respectively]	(856,530,605)	(2,446,798,599)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(778,321,732)	(544,855,690)

CAPITAL CONTRIBUTIONS	—	5,380,770

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,361,608,991	384,687,108
NET ASSETS:
Beginning of year	14,207,517,914	13,822,830,806

End of year	$15,569,126,905	$14,207,517,914

SEE NOTES TO FINANCIAL STATEMENTS.

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GLOSSARY:

SCHEDULE OF INVESTMENTS	December 31, 2017

The following abbreviations are used in the annual report:

Currency:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
LKR	Sri Lankan Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Exchange:

ASX	Australian Securities Exchange
FTSE	Financial Times Stock Exchange
NYSE	New York Stock Exchange
OTC	Over-the-counter
SGMX	Sigma X MTF
TSX	Toronto Stock Exchange

Index:

CDX	Credit Derivative Index
CMBX	Commercial Mortgage-Backed Index
SPI	Swiss Performance Index
STOXX	Stock Index of the Eurozone
TOPIX	Tokyo Stock Price Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
A	Annual payment frequency for swaps
M	Monthly payment frequency for swaps
Q	Quarterly payment frequency for swaps
S	Semiannual payment frequency for swaps
T	Swap payment upon termination
ABS	Asset-Backed Security
ADR	American Depositary Receipt
BABs	Build America Bonds
BROIS	Brazil Overnight Index Swap
CLO	Collateralized Loan Obligation
CVR	Contingent Value Rights
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
GMTN	Global Medium Term Note
IO	Interest Only (Principal amount represents notional)
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
OJSC	Open Joint-Stock Company
PIK	Payment-in-Kind
PJSC	Public Joint-Stock Company
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
S&P	Standard & Poor
SMB	Sallie Mae Bank
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and at December 31, 2017 consisted of 89 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 3 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives and Subadvisers:

	Objective	Subadviser(s)
AST BlackRock/Loomis Sayles Bond Portfolio (“BlackRock/Loomis Sayles Bond”)	Maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. / BlackRock International Limited / BlackRock (Singapore) Limited / Loomis, Sayles & Company, L.P.

AST BlackRock Low Duration Bond Portfolio (“BlackRock Low Duration Bond”)	Maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.

AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”)	High level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”) (formerly known as Prudential Investments LLC), the co-managers of the Trust (together the “Investment Manager”). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on

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the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the

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issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR):    Certain Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between

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the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating-Rate Notes Issued in Conjunction with Securities Held:    The Portfolios may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with benchmarked short-term interest rates. Some of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

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The Portfolio’s investment policies permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from the registration requirements under Rule 144A of the Securities Act of 1933.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in value of equities, prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Bank Loans:    Each Portfolio may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

Reverse Repurchase Agreements:    Certain Portfolios may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the agreement.

Borrowed Bond Agreements:    The Portfolios may enter into borrowed bond agreements. In a borrowed bond agreement, the Portfolio borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Portfolio at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds

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one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Portfolio may also experience delays in gaining access to the collateral.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps:    Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may

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include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements:    The Trust, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2017, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios may hold warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common

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stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain fixed income Portfolios may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Equity and Mortgage Real Estate Investment Trusts (REITs):    Certain Portfolios invest in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Concentration of Risk for REITs:    Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying

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property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Portfolio will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Portfolio.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2017, the Investment Manager has engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations. The Investment Manager has agreed to waive a portion of their management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with this agreement may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

	Management Fees	Effective Management Fees, Net of Waiver
BlackRock/Loomis Sayles Bond	0.4825% first $300 million; 0.4725% on next $200 million; 0.4625% on next $250 million; 0.4525% on next $2.5 billion; 0.4425% on next $2.75 billion; 0.4125% on next $4 billion; 0.3925% in excess of $10 billion	0.42%

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	Management Fees	Effective Management Fees, Net of Waiver
BlackRock Low Duration Bond	0.4825% first $300 million; 0.4725% on next $200 million; 0.4625% on next $250 million; 0.4525% on next $2.5 billion; 0.4425% on next $2.75 billion; 0.4125% on next $4 billion; 0.3925% in excess of $10 billion	0.42%
T. Rowe Price Asset Allocation	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% on next $2.5 billion; 0.5725% on next $2.5 billion; 0.5525% on next $5 billion; 0.5325% in excess of $20 billion	0.61%

	Fee Waivers and/or Expense Limitations through June 30, 2017	Fee Waivers and/or Expense Limitations effective July 1, 2017
BlackRock/Loomis Sayles Bond	contractually waive 0.035% through June 30, 2017	contractually waive 0.035% through June 30, 2018
BlackRock Low Duration Bond	contractually waive 0.057% through June 30, 2017	contractually waive 0.057% through June 30, 2018
T. Rowe Price Asset Allocation	contractually waive 0.004% through May 31, 2017	effective June 1, 2017 contractually waive 0.009% through June 30, 2018

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Balanced Asset Allocation Portfolio and Preservation Asset Allocation Portfolio. In addition, no 12b-1 fee is charged for the assets of Advanced Strategies Portfolio that are invested in other portfolios of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio.

Certain Portfolios have entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2017, brokerage commission recaptured under these agreements was as follows:

Amount
T. Rowe Price Asset Allocation	$30,489

AST Investment Services, Inc., PAD, PGIM Investments, PGIM, Inc. and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money

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Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

For the reporting period ended December 31, 2017, PGIM, Inc. was compensated by PGIM Investments for managing the Portfolios’ securities lending cash collateral as subadviser to the Money Market Fund:

Amount
BlackRock/Loomis Sayles Bond	$36,235
BlackRock Low Duration Bond	12,001
T. Rowe Price Asset Allocation	688,838

In February 2016, Prudential, the parent company of the Investment Manager self reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolios’ “Statement of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions”.

In addition to the above, Prudential has paid and continues to directly pay certain legal, audit and other charges in connection with the matter on behalf of the Portfolios.

The SEC Staff and other regulators continue to review the matter.

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The following Portfolio was reimbursed by Prudential for foreign withholding taxes for certain countries due to the Portfolio’s status as a partnership for tax purposes. The following amounts have been accrued or paid:

	2016 Withholding Tax	2017 Withholding Tax
T. Rowe Price Asset Allocation	$614,194	$665,991

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2017, were as follows:

	Cost of Purchases	Proceeds from Sales
BlackRock / Loomis Sayles Bond*	$10,430,342,204	$10,226,398,022
BlackRock Low Duration Bond**	1,668,237,434	1,679,317,472
T. Rowe Price Asset Allocation***	7,576,989,640	8,314,864,671

*	For the year ended December 31, 2017 the Portfolio purchases and sales transactions under Rule 17a-7, were $119,894,843 and $116,654,774, respectively. The Portfolio realized a loss of $80,699 as a result of Rule 17a-7 sales transactions
**	For the year ended December 31, 2017 the Portfolio purchases and sales transactions under Rule 17a-7, were $2,423,623 and $2,918,940, respectively. The Portfolio realized a loss of $11,940 as a result of Rule 17a-7 sales transactions .
***	For the year ended December 31, 2017 the Portfolio purchases and sales transactions under Rule 17a-7, were $0 and $60,196, respectively. The Portfolio realized a loss of $5,522 as a result of Rule 17a-7 sales transactions.

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6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Each Portfolios’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Portfolios had another SCA that provided a commitment of $900 million and the Portfolios paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The following Portfolio utilized the SCA during the reporting period ended December 31, 2017. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2017
BlackRock Low Duration Bond	$165,500	2.37%	2	$222,000	$—

8.	Capital and Ownership

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

As of December 31, 2017, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Pruco Life Insurance Company (“PLAZ”) and Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

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Financial Highlights

	AST BlackRock/Loomis Sayles Bond Portfolio
	Year Ended December 31,
	2017		2016		2015		2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$13.07		$12.54		$12.81		$12.29	$12.52

Income (Loss) From Investment Operations:
Net investment income (loss)	0.34		0.31		0.31		0.22	0.18
Net realized and unrealized gain (loss) on investments	0.23		0.22		(0.58)		0.30	(0.41)

Total from investment operations	0.57		0.53		(0.27)		0.52	(0.23)

Net Asset Value, end of year	$13.64		$13.07		$12.54		$12.81	$12.29

Total Return(a)	4.36%		4.23%		(2.11)%		4.23%	(1.84)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,789.3		$3,635.4		$3,773.4		$4,050.1	$7,045.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.80	%(d)	0.73	%(d)	0.71	%(d)	0.73%	0.72%
Expenses Before Waivers and/or Expense Reimbursement	0.84	%(d)	0.77	%(d)	0.75	%(d)	0.73%	0.73%
Net investment income (loss)	2.52%		2.34%		2.41%		1.75%	1.46%
Portfolio turnover rate	350%		349%		570%		280%	348%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes interest expense on short sales and reverse repurchase agreements of 0.11%, 0.03% and 0.01% for the years ended December 31, 2017, 2016 and 2015, respectively.

	AST BlackRock Low Duration Bond Portfolio
	Year Ended December 31,
	2017(c)	2016(c)	2015(c)	2014(c)	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.56	$10.39	$10.34	$10.35	$10.58

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18	0.13	0.09	0.15	0.13
Net realized and unrealized gain (loss) on investments	—	0.04	(0.04)	(0.16)	(0.36)

Total from investment operations	0.18	0.17	0.05	(0.01)	(0.23)

Net Asset Value, end of year	$10.74	$10.56	$10.39	$10.34	$10.35

Total Return(a)	1.70%	1.64%	0.48%	(0.10)%	(2.17)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$638.0	$643.5	$863.1	$918.7	$1,052.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.72%	0.71%	0.74%	0.77%	0.76%
Expenses Before Waivers and/or Expense Reimbursement	0.78%	0.77%	0.77%	0.77%	0.76%
Net investment income (loss)	1.70%	1.22%	0.87%	1.48%	1.09%
Portfolio turnover rate	306%	355%	389%	278%	85%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST T. Rowe Price Asset Allocation Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$25.38	$23.60		$23.59	$22.28	$19.07

Income (Loss) From Investment Operations:
Net investment income (loss)	0.45	0.41		0.36	0.36	0.33
Net realized and unrealized gain (loss) on investments	3.46	1.36		(0.35)	0.95	2.88

Total from investment operations	3.91	1.77		0.01	1.31	3.21

Capital Contributions(d)	—	0.01		—	—	—

Net Asset Value, end of year	$29.29	$25.38		$23.60	$23.59	$22.28

Total Return(a)	15.41%	7.54	%(e)	0.04%	5.88%	16.83%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$15,569.1	$14,207.5		$13,822.8	$11,096.7	$10,345.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.88%	0.87%		0.88%	0.87%	0.89%
Expenses Before Waivers and/or Expense Reimbursement	0.89%	0.89%		0.90%	0.91%	0.92%
Net investment income (loss)	1.64%	1.68%		1.52%	1.61%	1.58%
Portfolio turnover rate	66%	95%		94%	66%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.50%.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AST BlackRock/Loomis Sayles Bond Portfolio, AST BlackRock Low Duration Bond Portfolio, and AST T. Rowe Price Asset Allocation Portfolio (the “Portfolios”), each a portfolio of Advanced Series Trust, including the schedules of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statement of cash flows for the AST BlackRock/Loomis Sayles Bond Portfolio for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2017, the results of their operations for the year then ended, the cash flows for the AST BlackRock/Loomis Sayles Bond Portfolio, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Insurance investment companies since 2003.

New York, New York

February 22, 2018

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Advanced Series Trust (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Trustee	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 50) Trustee Since February 2011	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	107	Director of NextEra Energy Partners, LP (NYSE: NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 68) Trustee Since January 2013	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	107	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 58) Trustee Since September 2014	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	107	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 67) Trustee Since January 2013	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	107	None

E1

Independent Trustees
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Trustee	Other Directorships Held by Trustee**
Stephen M. Chipman* (Age: 56) Trustee Since January 2018	Chief Executive Officer of Radius GGE (USA), Inc. (Since June 2016); formerly, Senior Vice Chairman (December 2014-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	107	None
Robert F. Gunia* (Age: 71) Trustee Since July 2003	Director of ICI Mutual Insurance Company (June 2016-present); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	107	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 76) Trustee Since July 2003 Independent Chair Since July 2003	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	107	None
Thomas M. O’Brien* (Age: 67) Trustee Since July 2003	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	107	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 52) Trustee Since October 2009	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	107	None

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Edward C. Merrill, IV, CFA* (33) Vice President Trust Officer Since June 2017	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).
Raymond A. O’Hara* (62) Chief Legal Officer Trust Officer Since June 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (42) Chief Compliance Officer Trust Officer Since 2014	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Mutual Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.
Deborah A. Docs* (60) Secretary Trust Officer Since May 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (59) Assistant Secretary Trust Officer Since May 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (43) Assistant Secretary Trust Officer Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French* (55) Assistant Secretary Trust Officer Since October 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (43) Assistant Secretary Trust Officer Since May 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (54) Treasurer and Principal Financial & Accounting Officer Trust Officer Since February 2006	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).
Peter Parrella* (59) Assistant Treasurer Trust Officer Since June 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (50) Assistant Treasurer Trust Officer Since April 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (56) Assistant Treasurer Trust Officer Since April 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Charles H. Smith* (45) Anti-Money Laundering Compliance Officer Trust Officer Since January 2017	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).
Alina Srodecka, CPA* (51) Assistant Treasurer Trust Officer Since June 2017	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800) SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

PRSRT STD

U.S. POSTAGE

PAID

DWIGHT, IL

PERMIT NO. 3

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2018 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-Zurich C

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by the report, there have been no amendments to any provisions of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2017 and December 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $1,904,421 and $1,855,651, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. In addition to the above, $218,887 of audit fees billed by KPMG were paid by Prudential Financial, Inc. and/or its affiliates for the fiscal year ended December 31, 2016.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(c) Tax Fees

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(d) All Other Fees

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Annual Fund financial statement audits
➣	Seed audits (related to new product filings, as required)
➣	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Accounting consultations
➣	Fund merger support services
➣	Agreed Upon Procedure Reports
➣	Attestation Reports
➣	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➣	Timely RIC qualification reviews
➣	Tax distribution analysis and planning
➣	Tax authority examination services
➣	Tax appeals support services
➣	Accounting methods studies
➣	Fund merger support services
➣	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit

Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2017 and December 31, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH
	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.
	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Advanced Series Trust

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	February 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 23, 2018

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	February 23, 2018

Appendix A

AST AB Global Bond Portfolio

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST AQR Large-Cap Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock Low Duration Bond Portfolio

AST BlackRock Multi-Asset Income Portfolio

AST BlackRock/Loomis Sayles Bond Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Columbia Adaptive Risk Allocation Portfolio

AST Emerging Managers Diversified Portfolio

AST FI Pyramis Quantitative Portfolio

AST FQ Absolute Return Currency Portfolio

AST Franklin Templeton K2 Global Absolute Return Portfolio

AST Goldman Sachs Global Growth Allocation Portfolio

AST Goldman Sachs Global Income Portfolio

AST Goldman Sachs Multi -Asset Portfolio

AST Goldman Sachs Strategic Income Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST Jennison Global Infrastructure Portfolio

AST Legg Mason Diversified Growth Portfolio

AST Managed Alternatives Portfolio

AST Managed Equity Portfolio

AST Managed Fixed-Income Portfolio

AST Morgan Stanley Multi-Asset Portfolio

AST Neuberger Berman Long/Short Portfolio

AST New Discovery Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST Prudential Growth Allocation Portfolio

AST QMA International Core Equity Portfolio

AST RCM World Trends Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T. Rowe Price Diversified Real Growth Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

AST Wellington Management Global Bond Portfolio

AST Wellington Management Real Total Return Portfolio